UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 - December 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2015

EQ Advisors Trust Annual Report

December 31, 2015

2015 Market Overview

Economy

2015 was an eventful year, with financial instability in Greece, weakness in crude oil prices, a rising U.S. dollar, a faltering Chinese economy, stumbling emerging markets, and endless discussion about Federal Reserve (“Fed”) interest-rate policy dominating the headlines.

A weather-induced U.S. economic slowdown kicked off 2015, while the financial headlines centered on weak European growth and the potential for a disorderly Greek exit from the eurozone. During the summer, the market’s attention shifted to China, where a sharply decelerating economy and an equity market rout appeared to contribute to the People’s Bank of China’s decision to devalue the yuan. As summer turned to fall, investors seemed to grow increasingly uneasy over the prospect of the Fed raising interest rates.

Despite these worries, the global economy continued to expand, albeit slowly, throughout 2015. The U.S. economy grew modestly while unemployment declined significantly — from 5.7% to 5.0%. Analysts reported that the housing and banking sectors improved, while consumer spending remained strong. The U.S. federal budget deficit fell sharply. The expansion was not as robust in Europe and Japan, however, and analysts noted that central bank policies were sharply divergent: in the fourth quarter, the Fed followed through on its commitment to raise interest rates — while the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing.

A late-year meltdown in commodity prices proved difficult for credit markets and seemed to hurt resource-based industries and economies around the world. Ongoing concerns over the durability of global growth, OPEC’s reluctance to cut crude production, and the possibility of additional oil supply coming from Iran and Libya were the apparent cause of a severe drop in the energy sector in 2015. During the year, oil futures were as high as $61.43 a barrel and as low as $34.73 a barrel. Oil closed out 2015 near its lows for the year, representing more than a 30% decline.

The U.S. dollar, as measured by the Fed’s dollar index, appreciated 10.5% in 2015. This appeared to reflect the People’s Bank of China’s depreciation of the yuan relative to the U.S. dollar, and the low interest rates in Europe.

Fixed Income

Between the slight rise in interest rates and already low yields across the U.S. fixed-income universe, returns in most asset classes were subdued or negative. High-quality fixed-income classes, such as triple-A rated debt, intermediate U.S government and sovereign debt performed slightly in positive territory for the year. Most corporate bonds performed poorly in 2015 as other investment-grade and high-yield bond indexes posted losses, in aggregate.

Losses appeared to be driven by a combination of rising underlying interest rates and widening credit spreads. In the investment-grade market, the risk premium borrowers paid over government bonds rose considerably, as did the spread in the high-yield market, reflecting concerns about a stumbling U.S. energy sector, the potential fallout from lackluster Chinese economic growth and higher interest rates in the U.S. The energy and metals and mining sectors were hit especially hard — big components of the high yield market.

U.S. Equity

U.S. equity markets were on a virtual seesaw throughout the year. While the S&P 500 reached an all-time high of 2130.82 on May 21st, the Index also experienced its first 10% correction in nearly four years in the third quarter, sparked by China’s surprise devaluation of the yuan. The year then closed with a robust rally that saved equities from a negative year, although many key sectors finished 2015 in the loss column. The broad market measures were roughly flat, while dividends boosted the S&P 500 Index into positive territory. Small-caps and value stocks slumped to a loss for the year. The major U.S. indices that managed to generate positive results for 2015 appear to have been supported by a preference for large-cap growth companies, ample liquidity thanks to the Fed’s easy money policy, the steadily improving job picture and low commodity prices.

For the rest, analysts pointed to the rising U.S. dollar and falling oil prices, which hurt the energy, materials and industrials sectors, as negative factors. The worst performing industries were those exposed directly to the commodity selloff or those that had been perceived as beneficiaries of a stronger consumer spending — put in doubt toward year end by falling earnings and rising interest rates.

International Equity

Like the U.S., the international stock markets alternated between periods of rising and falling sentiment. Global unrest and instability increased notably during the year, with a contentious U.S. election cycle, rising tensions in Saudi Arabia and Iran, and China’s struggle to manage the transition from an investment-led to a consumption-driven economy seeming to drive sentiment in the fourth quarter alone.

Market rallies in 2015 were mostly driven by improving sentiment in Europe, benign European Central Bank (“ECB”) and Fed policies, as well as brisk U.S. merger-and-acquisition activity, particularly in the healthcare sector. On the negative side was the ongoing Greek drama, which stabilized during the summer with a fresh round of reform proposals and a 3-year ECB support program. Concerns about extreme volatility on the two main Chinese stock exchanges then occupied analysts, as the Chinese central bank and securities firms in late summer provided various supports for a collapsing Shanghai Stock Exchange Composite Index, which managed to finish 2015 with a respectable positive gain.

Emerging markets underperformed developed markets during the year. Despite compelling valuations that are near record lows compared to those in developed markets, investors remained cautious given commodity price declines, political uncertainty and the expectation of rising interest rates in the U.S.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2015.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index. AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC. AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE-110930 (1/16) (Exp. 1/17)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2005, through December 31, 2015. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays Global Aggregate Index

An index which provides a broad-based measure of the global investment grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Barclays U.S. Aggregate Bond Index

An index which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities

Barclays U.S. Intermediate Government Bond Index (“BIG”)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Barclays World Government Inflation-linked Bond Index

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

BofA Merrill Lynch 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“BofAML 3 month T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch Global Broad Market Index

An unmanaged index that tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities.

BofA Merrill Lynch High Yield Master II Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Calvert U.S. Large Cap Core Responsible Index (formerly, “The Calvert Social Index”)

An index which is comprised of companies that meet Calvert’s responsible investment principles and are selected from the universe of companies included in the S. Network U.S. Large Cap 1,000 Index.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the eurozone, provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

NOTES ON PERFORMANCE (Unaudited)

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500 Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) AC World ex USA Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (USD) (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 22 developed markets and 23 emerging markets countries.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Div) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014, the index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey* and United Arab Emirates. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Russell 1000® Index (“Russell 1000”)

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000. It is market-capitalization weighted.

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index (“Russell 2000”)

An index which is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500TM Index (“Russell 2500”)

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000.

Russell 2500TM Growth Index

An index which measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500TM Value Index

An index which measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index (“Russell 3000”)

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is marketcapitalization weighted.

Russell 3000® Growth Index (“Russell 3000 Growth”)

An index which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market . It is market-capitalization weighted.

Russell Midcap® Index (“Russell Midcap”)

An index which measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 31% of the total market capitalization of the Russell 1000.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500 Composite Stock Index (“Standard & Poor’s 500 Index or S&P 500 Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index” or “S&P 400 Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P Long-Only Merger Arbitrage Index (“S&P LOMA Index”)

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

Volatility Managed Index — International (“VMI — International or VMI — Intl”)

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II (“VMI — International II or VMI — Intl II”)

Volatility Managed Index — International II applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

Volatility Managed Index — International Proxy applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II (“VMI — International Proxy II”)

Volatility Managed Index — International Proxy II applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI — LCC II”)

Volatility Managed Index — Large Cap Core II applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

Volatility Managed Index — Large Cap Growth applies a formula to a blend of the S&P 500 Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

Volatility Managed Index — Large Cap Value applies a formula to a blend of the S&P 500 Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

Volatility Managed Index — Mid Cap Core applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II (“VMI — MCC II”)

Volatility Managed Index — Mid Cap Core II applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

Volatility Managed Index — Mid Cap Value applies a formula to a blend of the S&P 400 Index and the Russell Midcap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

Volatility Managed Index — Small Cap Core applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II (“VMI — SCC II”)

Volatility Managed Index — Small Cap Core II applies a formula to the Russell 2000 adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

Volatility Managed Index — Small Cap Value applies a formula to a blend of the Russell 2000 and the Russell 2500TM Value Index adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(3.70)%	3.75%
Portfolio – Class K Shares*	(3.46)	4.01
S&P 500 Index	1.38	14.14
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	1.26
16% S&P 500 Index/40% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE Index/8% S&P 400 Index/6% Russell 2000® Index/5% FTSE NAREIT All Equity REITs Index/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.51	6.23
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.70)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 16% S&P 500 Index/ 40% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE Index/8% S&P 400 Index/6% Russell 2000® Index/5% FTSE NAREIT All Equity REITs Index/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.07% and 0.51%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s fixed-income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (27.7%), international bonds (7.7%), and high-yield bonds (4.7%).

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (5.8%), large cap value stocks (7.6%), mid cap stocks (9.9%), small cap stocks (7.2%) and international stocks (14.8%).

•

As of 12/31/2015, the Portfolio also had (as a percentage of market value excluding cash) 3.8% in real estate and 10.8% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2015, the Portfolio’s equity and fixed income investments provided negative returns. In traditional sectors, large-cap growth stocks boosted returns and intermediate-government bonds were flat, while emerging markets and two of the Portfolio’s actively managed large-cap holdings accounted for most of the negative returns. Global bonds holdings also hurt. Alternative holdings were more steeply negative, as anything to do with precious metals or oil provided a big drag on returns. In this environment, the Portfolio underperformed both its primary equity and bond benchmarks. The Portfolio also underperformed its composite benchmark, a combination of broad-based indexes representing its major asset classes, largely because of oil and metals holdings that are measured against cash in the composite.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	45.6%
Fixed Income	39.3
Alternatives	15.1

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Global Bond PLUS Portfolio	16.6%
EQ/MFS International Growth Portfolio	6.6
EQ/PIMCO Global Real Return Portfolio	6.2
AXA/AB Small Cap Growth Portfolio	5.8
EQ/BlackRock Basic Value Equity Portfolio	5.1
EQ/PIMCO Ultra Short Bond Portfolio	4.7
EQ/GAMCO Small Company Value Portfolio	4.7
EQ/High Yield Bond Portfolio	4.7
EQ/T. Rowe Price Growth Stock Portfolio	4.5
EQ/Invesco Comstock Portfolio	3.8

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$953.56	$3.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	954.23	1.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	121,311	$760,270
AXA/AB Small Cap Growth Portfolio‡	86,651	1,491,765
AXA/Loomis Sayles Growth Portfolio‡	124,668	779,052
EQ/BlackRock Basic Value Equity Portfolio‡	66,749	1,328,236
EQ/Boston Advisors Equity Income Portfolio‡	108,802	629,589
EQ/Emerging Markets Equity PLUS Portfolio‡	67,709	497,991
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	72,433	923,728
EQ/GAMCO Small Company Value Portfolio‡	24,556	1,209,521
EQ/Global Bond PLUS Portfolio‡	481,737	4,286,976
EQ/High Yield Bond Portfolio‡	134,509	1,207,814
EQ/Intermediate Government Bond Portfolio‡	48,589	499,340
EQ/International Equity Index Portfolio‡	78,921	663,902
EQ/Invesco Comstock Portfolio‡	71,290	980,924
EQ/JPMorgan Value Opportunities Portfolio‡	51,276	789,857
EQ/MFS International Growth Portfolio‡	262,702	1,712,744
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	3,962	65,730
EQ/PIMCO Global Real Return Portfolio‡	172,247	1,598,716
EQ/PIMCO Ultra Short Bond Portfolio‡	125,204	1,223,639
EQ/Real Estate PLUS Portfolio‡	76,467	779,720
EQ/T. Rowe Price Growth Stock Portfolio*‡	29,444	1,147,923
iShares® China Large-Cap ETF	975	34,408
iShares® International Developed Property ETF	5,670	199,074
iShares® JP Morgan USD Emerging Markets Bond ETF	6,570	694,974
iShares® MSCI EAFE Small-Cap ETF	6,720	335,664

iShares® MSCI Global Gold Miners ETF	2,750	$15,070
iShares® U.S. Oil & Gas Exploration & Production ETF	2,220	117,460
Multimanager Core Bond Portfolio‡	46,315	451,066
SPDR® S&P Emerging Asia Pacific ETF	420	30,870
SPDR® S&P Emerging Markets SmallCap ETF	2,315	87,299

Total Investment Companies (94.8%) (Cost $26,178,362)		24,543,322

OTHER EXCHANGE TRADED FUNDS (ETFs):
iShares® Gold Trust*	7,720	78,976
iShares® Silver Trust*	1,010	13,322
PowerShares DB Gold Fund*	24,160	837,385
PowerShares DB Silver Fund*	7,110	155,496

Total Other Exchange Traded Funds (ETFs) (4.2%) (Cost $1,297,954)		1,085,179

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	184,063	184,063

Total Short-Term Investment (0.7%) (Cost $184,063)		184,063

Total Investments (99.7%) (Cost $27,660,379)		25,812,564
Other Assets Less Liabilities (0.3%)		69,398

Net Assets (100%)		$25,881,962

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio (a)	$461,167	$628,092	$115,501	$760,270	$26,448	$(1,791)
AXA/AB Small Cap Growth Portfolio (b)	1,034,015	1,016,980	332,877	1,491,765	4,647	163,590
AXA/Loomis Sayles Growth Portfolio	—	737,457	3	779,052	1,922	5,532
EQ/BlackRock Basic Value Equity Portfolio	1,035,486	837,696	419,879	1,328,236	24,525	(582)
EQ/Boston Advisors Equity Income Portfolio	923,727	783,281	1,016,582	629,589	11,137	43,675
EQ/Emerging Markets Equity PLUS Portfolio	235,319	384,450	49,382	497,991	3,745	(650)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
EQ/GAMCO Mergers and Acquisitions Portfolio	$546,922	$509,914	$113,719	$923,728	$—	$38,260
EQ/GAMCO Small Company Value Portfolio	886,278	800,192	325,136	1,209,521	10,283	66,885
EQ/Global Bond PLUS Portfolio	2,670,894	2,369,388	617,602	4,286,976	1,677	4,465
EQ/High Yield Bond Portfolio	767,797	726,354	170,638	1,207,814	73,887	(74)
EQ/Intermediate Government Bond Portfolio	378,681	275,782	153,080	499,340	4,179	565
EQ/International Equity Index Portfolio	420,653	379,137	97,438	663,902	17,728	28
EQ/Invesco Comstock Portfolio	835,581	754,017	503,707	980,924	31,199	(8,776)
EQ/JPMorgan Value Opportunities Portfolio	—	804,616	—	789,857	4,616	—
EQ/MFS International Growth Portfolio	1,068,894	943,010	243,718	1,712,744	13,915	25,518
EQ/Morgan Stanley Mid Cap Growth Portfolio	47,212	31,686	8,093	65,730	—	1,597
EQ/PIMCO Global Real Return Portfolio	1,067,094	872,130	277,572	1,598,716	20,057	8,633
EQ/PIMCO Ultra Short Bond Portfolio	743,205	748,345	258,695	1,223,639	8,761	(9)
EQ/Real Estate PLUS Portfolio	539,448	426,447	168,722	779,720	4,039	752
EQ/T. Rowe Price Growth Stock Portfolio	917,596	672,003	476,180	1,147,923	—	53,921
Multimanager Core Bond Portfolio	340,253	159,391	40,605	451,066	8,804	6

	$14,920,222	$14,860,368	$5,389,129	$23,028,503	$271,569	$401,545

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Natural Resources PLUS Portfolio.
(b)	Formerly known as EQ/AllianceBernstein Small Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,514,819	$—	$—	$1,514,819
Investment Companies	—	23,028,503	—	23,028,503
Other Exchange Traded Funds (ETFs)	1,085,179	—	—	1,085,179
Short-Term Investments	184,063	—	—	184,063

Total Assets	$2,784,061	$23,028,503	$—	$25,812,564

Total Liabilities	$—	$—	$—	$—

Total	$2,784,061	$23,028,503	$—	$25,812,564

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$15,979,234
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,379,850

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$217,292
Aggregate gross unrealized depreciation	(2,030,660)

Net unrealized depreciation	$(1,813,368)

Federal income tax cost of investments	$27,625,932

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $24,534,269)	$23,028,503
Unaffiliated Issuers (Cost $3,126,110)	2,784,061
Cash	51,000
Receivable from Separate Accounts for Trust shares sold	64,960
Receivable from investment manager	7,363
Dividends, interest and other receivables	38
Other assets	63

Total assets	25,935,988

LIABILITIES
Payable for securities purchased	10,830
Distribution fees payable – Class IB	5,139
Payable to Separate Accounts for Trust shares redeemed	212
Trustees’ fees payable	11
Accrued expenses	37,834

Total liabilities	54,026

NET ASSETS	$25,881,962

Net assets were comprised of:
Paid in capital	$27,379,143
Accumulated undistributed net investment income (loss)	6,411
Accumulated undistributed net realized gain (loss) on investments	344,223
Net unrealized appreciation (depreciation) on investments	(1,847,815)

Net assets	$25,881,962

Class IB
Net asset value, offering and redemption price per share, $24,703,302 / 2,364,658 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.45

Class K
Net asset value, offering and redemption price per share, $1,178,660 / 112,815 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($271,569 of dividend income received from affiliates)	$320,249
Interest	145

Total income	320,394

EXPENSES
Custodian fees	113,500
Professional fees	56,828
Distribution fees – Class IB	51,615
Administrative fees	32,772
Investment management fees	21,847
Printing and mailing expenses	4,608
Trustees’ fees	407
Miscellaneous	1,003

Gross expenses	282,580
Less: Waiver from investment manager	(54,619)
Reimbursement from investment manager	(88,979)

Net expenses	138,982

NET INVESTMENT INCOME (LOSS)	181,412

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(9,281) of realized gain (loss) from affiliates)	(9,197)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	410,826

Net realized gain (loss)	401,629

Net change in unrealized appreciation (depreciation) on investments ($(1,362,958) of change in unrealized appreciation (depreciation) from affiliates)	(1,581,680)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,180,051)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(998,639)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$181,412	$203,456
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	401,629	353,704
Net change in unrealized appreciation (depreciation) on investments	(1,581,680)	(389,818)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(998,639)	167,342

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(210,635)	(246,314)
Class K	(13,110)	(28,135)

	(223,745)	(274,449)

Distributions from net realized capital gains
Class IB	(241,419)	(111,573)
Class K	(12,148)	(12,889)

	(253,567)	(124,462)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(477,312)	(398,911)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,359,868 and 1,090,630 shares, respectively ]	15,019,271	12,325,213
Capital shares issued in reinvestment of dividends and distributions [ 42,888 and 31,966 shares, respectively ]	452,054	357,887
Capital shares repurchased [ (437,393) and (118,896) shares, respectively ]	(4,837,547)	(1,346,973)

Total Class IB transactions	10,633,778	11,336,127

Class K
Capital shares sold [ 38,074 and 15,541 shares, respectively ]	411,519	175,242
Capital shares issued in reinvestment of dividends and distributions [ 2,395 and 3,659 shares, respectively ]	25,258	41,024
Capital shares repurchased [ (50,650) and (27,936) shares, respectively ]	(564,471)	(313,725)

Total Class K transactions	(127,694)	(97,459)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,506,084	11,238,668

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,030,133	11,007,099
NET ASSETS:
Beginning of year	16,851,829	5,844,730

End of year (a)	$25,881,962	$16,851,829

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,411	$4,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class IB	2015	2014	2013
Net asset value, beginning of period	$11.07	$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.22	0.24	0.11
Net realized and unrealized gain (loss) on investments	(0.50)	0.06 †	0.90	0.20

Total from investment operations	(0.41)	0.28	1.14	0.31

Less distributions:
Dividends from net investment income	(0.09)	(0.19)	(0.15)	(0.13)
Distributions from net realized gains	(0.12)	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.21)	(0.29)	(0.24)	(0.13)

Net asset value, end of period	$10.45	$11.07	$11.08	$10.18

Total return (b)	(3.70)%	2.46%	11.18%	3.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,703	$15,490	$4,385	$258
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	1.31%	2.18%	6.50%	31.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.83%	1.91%	2.17%	3.14	%(l)
Before waivers and reimbursements (a)(f)(x)	0.17%	0.32%	(3.98)%	(28.05	)%(l)
Portfolio turnover rate (z)^	25%	16%	65%	4%

	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K	2015	2014	2013
Net asset value, beginning of period	$11.07	$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10	0.16	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.48)	0.15 †	1.00	0.15

Total from investment operations	(0.38)	0.31	1.17	0.32

Less distributions:
Dividends from net investment income	(0.12)	(0.22)	(0.18)	(0.14)
Distributions from net realized gains	(0.12)	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.24)	(0.32)	(0.27)	(0.14)

Net asset value, end of period	$10.45	$11.07	$11.08	$10.18

Total return (b)	(3.46)%	2.72%	11.46%	3.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,179	$1,362	$1,460	$603
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.30%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	1.06%	2.10%	6.78%	29.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.87%	1.39%	1.54%	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	0.21%	(0.42)%	(5.14)%	(23.96	)%(l)
Portfolio turnover rate (z)^	25%	16%	65%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio –Class IA Shares*	(3.94)%	4.00%	3.56%
Portfolio –Class IB Shares	(3.93)	3.94	3.50
Portfolio –Class K Shares**	(3.72)	N/A	4.92
S&P 500 Index	1.38	12.57	7.31
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	2.58	4.04
25% Barclays U.S. Intermediate Government/Credit Bond Index/20% MSCI EAFE/10% S&P 400 Index/17% S&P 500 Index/8% Russell 2000® Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index	0.20	6.13	5.28

*   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflect the effect of the 12b-1 fees, applicable to Class IB shares. Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/29/12.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.93)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index and the Barclays U.S. Intermediate Government/Credit Bond Index, 25% Barclays U.S. Intermediate Government/Credit Bond Index/20% MSCI EAFE/10% S&P 400 Index/17% S&P 500 Index/8% Russell 2000® Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index, which returned 1.38%, 1.07% and 0.20%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s fixed-income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (18.3%), international bonds (4.9%), and high-yield bonds (3.0%).

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (7.1%), large cap value stocks (9.1%), mid cap stocks (11.8%), small cap stocks (8.1%) and international stocks (19.0%).

•

As of 12/31/2015, the Portfolio also had (as a percentage of market value excluding cash) 5.0% in real estate and 13.8% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2015, the Portfolio’s equity and fixed income investments provided negative returns. In traditional sectors, large-cap growth stocks boosted returns and intermediate-government bonds were flat, while emerging markets and large value stocks accounted for most of the negative returns. Global bonds holdings also hurt. Alternative holdings were more steeply negative, as anything to do with precious metals or oil provided a big drag on returns. In this environment, the Portfolio underperformed both its primary equity and bond benchmarks. The Portfolio also underperformed its composite benchmark, a combination of broad-based indexes representing its major asset classes, largely because of oil and metals holdings that are measured against cash in the composite.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	55.9%
Fixed Income	24.7
Alternatives	19.4

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Global Bond PLUS Portfolio	9.5%
EQ/MFS International Growth Portfolio	7.7
EQ/BlackRock Basic Value Equity Portfolio	6.2
AXA/AB Small Cap Growth Portfolio	6.1
EQ/T. Rowe Price Growth Stock Portfolio	5.7
EQ/GAMCO Small Company Value Portfolio	5.6
EQ/GAMCO Mergers and Acquisitions Portfolio	4.9
EQ/Invesco Comstock Portfolio	4.4
iShares® Gold Trust	4.2
EQ/PIMCO Global Real Return Portfolio	4.0

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$945.80	$2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.30	2.94
Class IB
Actual	1,000.00	945.98	2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.30	2.94
Class K
Actual	1,000.00	947.10	1.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.56	1.67

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.58%, 0.58% and 0.33%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	1,338,840	$8,390,693
AXA/AB Small Cap Growth Portfolio‡	926,603	15,952,175
AXA/Loomis Sayles Growth Portfolio‡	1,560,769	9,753,249
EQ/BlackRock Basic Value Equity Portfolio‡	816,636	16,250,142
EQ/Boston Advisors Equity Income Portfolio‡	1,180,648	6,831,906
EQ/Emerging Markets Equity PLUS Portfolio‡	1,114,548	8,197,362
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	1,019,114	12,996,579
EQ/GAMCO Small Company Value Portfolio‡	300,145	14,783,633
EQ/Global Bond PLUS Portfolio‡	2,826,263	25,150,906
EQ/High Yield Bond Portfolio‡	872,830	7,837,523
EQ/Intermediate Government Bond Portfolio‡	287,062	2,950,097
EQ/International Equity Index Portfolio‡	1,193,970	10,043,990
EQ/Invesco Comstock Portfolio‡	845,008	11,626,948
EQ/JPMorgan Value Opportunities Portfolio‡	686,453	10,574,246
EQ/MFS International Growth Portfolio‡	3,108,434	20,266,149
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	94,191	1,562,479
EQ/PIMCO Global Real Return Portfolio‡	1,149,046	10,664,883
EQ/PIMCO Ultra Short Bond Portfolio‡	816,258	7,977,458
EQ/Real Estate PLUS Portfolio‡	1,035,794	10,561,781
EQ/T. Rowe Price Growth Stock Portfolio*‡	388,587	15,149,696
iShares® China Large-Cap ETF	21,700	765,793
iShares® International Developed Property ETF	71,000	2,492,810
iShares® JP Morgan USD Emerging Markets Bond ETF	51,160	5,411,705
iShares® MSCI EAFE Small-Cap ETF	80,600	4,025,970

iShares® MSCI Global Gold Miners ETF	19,500	$106,860
iShares® U.S. Oil & Gas Exploration & Production ETF	49,820	2,635,976
Multimanager Core Bond Portfolio‡	478,671	4,661,809
SPDR® S&P Emerging Asia Pacific ETF	4,100	301,350
SPDR® S&P Emerging Markets SmallCap ETF	31,900	1,202,949

Total Investment Companies (94.5%) (Cost $238,341,367)		249,127,117

OTHER EXCHANGE TRADED FUNDS (ETFs):
iShares® Gold Trust*	1,069,600	10,942,008
iShares® Silver Trust*	95,350	1,257,667
PowerShares DB Gold Fund*	19,000	658,540
PowerShares DB Silver Fund*‡	49,100	1,073,817

Total Other Exchange Traded Funds (ETFs) (5.3%) (Cost $13,848,888)		13,932,032

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	545,478	545,478

Total Short-Term Investment (0.2%) (Cost $545,478)		545,478

Total Investments (100.0%) (Cost $252,735,733)		263,604,627
Other Assets Less Liabilities (0.0%)		(41,851)

Net Assets (100%)		$263,562,776

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares except PowerShares DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio (a)	$8,976,290	$2,841,448	$695,199	$8,390,693	$292,734	$(8,064)
AXA/AB Small Cap Growth Portfolio (b)	18,538,600	2,227,954	2,504,481	15,952,175	49,234	1,844,315
AXA/Loomis Sayles Growth Portfolio	—	9,136,901	46	9,753,249	30,135	86,720
EQ/BlackRock Basic Value Equity Portfolio	22,103,535	669,241	4,226,046	16,250,142	317,802	695,468
EQ/Boston Advisors Equity Income Portfolio	18,465,931	1,075,186	11,842,823	6,831,906	127,837	649,113

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
EQ/Emerging Markets Equity PLUS Portfolio	$8,308,378	$2,110,498	$600,815	$8,197,362	$74,458	$(11,840)
EQ/GAMCO Mergers and Acquisitions Portfolio	11,782,469	2,213,319	832,137	12,996,579	—	522,837
EQ/GAMCO Small Company Value Portfolio	18,901,739	1,357,984	2,717,116	14,783,633	131,351	1,641,848
EQ/Global Bond PLUS Portfolio	26,765,675	1,642,269	2,284,442	25,150,906	11,879	7,189
EQ/High Yield Bond Portfolio	8,434,714	1,051,145	926,735	7,837,523	492,430	400
EQ/Intermediate Government Bond Portfolio	3,550,930	96,724	694,328	2,950,097	25,347	3,516
EQ/International Equity Index Portfolio	10,896,057	480,969	898,246	10,043,990	276,908	(14,786)
EQ/Invesco Comstock Portfolio	16,077,236	655,736	3,814,479	11,626,948	360,980	(38,369)
EQ/JPMorgan Value Opportunities Portfolio	—	10,819,242	—	10,574,246	69,242	—
EQ/MFS International Growth Portfolio	21,557,842	918,392	1,796,278	20,266,149	177,206	379,194
EQ/Morgan Stanley Mid Cap Growth Portfolio	1,687,418	51,641	48,806	1,562,479	—	40,579
EQ/PIMCO Global Real Return Portfolio	11,894,356	429,045	1,213,120	10,664,883	155,390	57,678
EQ/PIMCO Ultra Short Bond Portfolio	8,091,084	803,686	857,391	7,977,458	58,634	(1,174)
EQ/Real Estate PLUS Portfolio	12,472,641	282,899	1,885,527	10,561,781	66,295	110,476
EQ/T. Rowe Price Growth Stock Portfolio	21,577,834	887,299	6,288,714	15,149,696	—	2,768,660
Multimanager Core Bond Portfolio	4,793,660	148,299	198,361	4,661,809	102,951	(2,037)
PowerShares DB Silver Fund	1,240,806	—	—	1,073,817	—	—

	$256,117,195	$39,899,877	$44,325,090	$233,257,521	$2,820,813	$8,731,723

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Natural Resources PLUS Portfolio.
(b)	Formerly known as EQ/AllianceBernstein Small Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$16,943,413	$—	$—	$16,943,413
Investment Companies	—	232,183,704	—	232,183,704
Other Exchange Traded Funds (ETFs)	13,932,032	—	—	13,932,032
Short-Term Investments	545,478	—	—	545,478

Total Assets	$31,420,923	$232,183,704	$—	$263,604,627

Total Liabilities	$—	$—	$—	$—

Total	$31,420,923	$232,183,704	$—	$263,604,627

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$40,187,525
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$48,531,711

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,173,791
Aggregate gross unrealized depreciation	(14,115,572)

Net unrealized appreciation	$11,058,219

Federal income tax cost of investments	$252,546,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $224,070,129)	$233,257,521
Unaffiliated Issuers (Cost $28,665,604)	30,347,106
Cash	258,806
Receivable for securities sold	38,400
Receivable from Separate Accounts for Trust shares sold	32,701
Dividends, interest and other receivables	35
Other assets	883

Total assets	263,935,452

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	219,820
Distribution fees payable – Class IB	52,989
Administrative fees payable	33,811
Investment management fees payable	22,540
Distribution fees payable – Class IA	3,111
Trustees’ fees payable	343
Accrued expenses	40,062

Total liabilities	372,676

NET ASSETS	$263,562,776

Net assets were comprised of:
Paid in capital	$345,195,415
Accumulated undistributed net investment income (loss)	292,906
Accumulated undistributed net realized gain (loss) on investments	(92,794,439)
Net unrealized appreciation (depreciation) on investments	10,868,894

Net assets	$263,562,776

Class IA
Net asset value, offering and redemption price per share, $14,722,226 / 825,461 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.84

Class IB
Net asset value, offering and redemption price per share, $247,649,660 / 13,850,817 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.88

Class K
Net asset value, offering and redemption price per share, $1,190,890 / 66,901 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($2,820,813 of dividend income received from affiliates)	$3,375,515
Interest	939

Total income	3,376,454

EXPENSES
Distribution fees – Class IB	670,851
Administrative fees	425,441
Investment management fees	283,624
Custodian fees	105,000
Professional fees	54,239
Distribution fees – Class IA	35,596
Printing and mailing expenses	25,887
Trustees’ fees	5,845
Miscellaneous	4,114

Total expenses	1,610,597

NET INVESTMENT INCOME (LOSS)	1,765,857

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($3,797,408 of realized gain (loss) from affiliates)	3,904,709
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	4,934,315

Net realized gain (loss)	8,839,024

Net change in unrealized appreciation (depreciation) on investments ($(18,434,461) of change in unrealized appreciation (depreciation) from affiliates)	(21,445,361)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,606,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,840,480)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,765,857	$3,147,247
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	8,839,024	5,617,004
Net change in unrealized appreciation (depreciation) on investments	(21,445,361)	(1,711,602)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,840,480)	7,052,649

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(125,303)	(178,502)
Class IB	(2,154,819)	(3,971,467)
Class K	(13,313)	(15,324)

	(2,293,435)	(4,165,293)

Distributions from net realized capital gains
Class IA	(428,083)	(289,156)
Class IB	(7,400,691)	(6,997,980)
Class K	(33,277)	(20,745)

	(7,862,051)	(7,307,881)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,155,486)	(11,473,174)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 234,159 and 210,006 shares, respectively ]	4,525,051	4,159,937
Capital shares issued in reinvestment of dividends and distributions [ 30,625 and 23,551 shares, respectively ]	553,386	467,658
Capital shares repurchased [ (89,448) and (87,113) shares, respectively ]	(1,679,706)	(1,734,464)

Total Class IA transactions	3,398,731	2,893,131

Class IB
Capital shares sold [ 745,781 and 882,450 shares, respectively ]	14,339,901	17,543,922
Capital shares issued in reinvestment of dividends and distributions [ 527,474 and 550,630 shares, respectively ]	9,555,510	10,969,447
Capital shares repurchased [ (1,735,098) and (1,678,320) shares, respectively ]	(33,441,027)	(33,359,266)

Total Class IB transactions	(9,545,616)	(4,845,897)

Class K
Capital shares sold [ 24,103 and 16,915 shares, respectively ]	465,580	335,031
Capital shares issued in reinvestment of dividends and distributions [ 2,583 and 1,821 shares, respectively ]	46,590	36,069
Capital shares repurchased [ (8,122) and (4,840) shares, respectively ]	(158,802)	(95,120)

Total Class K transactions	353,368	275,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,793,517)	(1,676,786)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,789,483)	(6,097,311)
NET ASSETS:
Beginning of year	290,352,259	296,449,570

End of year (a)	$263,562,776	$290,352,259

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$292,906	$276,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.30	$19.59	$18.42	$17.11	$18.46

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14	0.24	0.21	0.25	0.36
Net realized and unrealized gain (loss) on investments	(0.90)	0.25	2.37	1.80	(0.96)

Total from investment operations	(0.76)	0.49	2.58	2.05	(0.60)

Less distributions:
Dividends from net investment income	(0.16)	(0.28)	(0.27)	(0.29)	(0.31)
Distributions from net realized gains	(0.54)	(0.50)	(1.14)	(0.45)	(0.44)

Total dividends and distributions	(0.70)	(0.78)	(1.41)	(0.74)	(0.75)

Net asset value, end of year	$17.84	$19.30	$19.59	$18.42	$17.11

Total return	(3.94)%	2.42%	14.12%	11.98%	(3.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,722	$12,546	$9,868	$6,218	$4,032
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57%	0.51%	0.35%	0.35%	0.10%
Before waivers and reimbursements (f)	0.57%	0.58%	0.58%	0.62%	0.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.71%	1.21%	1.09%	1.37%	1.95%
Before waivers and reimbursements (f)(x)	0.71%	1.14%	0.86%	1.09%	1.66%
Portfolio turnover rate^	14%	18%	43%	43%	19%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.34	$19.64	$18.46	$17.15	$18.50

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.21	0.17	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.88)	0.27	2.42	1.83	(0.89)

Total from investment operations	(0.76)	0.48	2.59	2.05	(0.65)

Less distributions:
Dividends from net investment income	(0.16)	(0.28)	(0.27)	(0.29)	(0.26)
Distributions from net realized gains	(0.54)	(0.50)	(1.14)	(0.45)	(0.44)

Total dividends and distributions	(0.70)	(0.78)	(1.41)	(0.74)	(0.70)

Net asset value, end of year	$17.88	$19.34	$19.64	$18.46	$17.15

Total return	(3.93)%	2.36%	14.15%	11.95%	(3.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$247,650	$276,875	$285,902	$267,515	$252,504
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57%	0.50%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.57%	0.58%	0.58%	0.62%	0.64	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.62%	1.06%	0.88%	1.22%	1.32%
Before waivers and reimbursements (f)(x)	0.62%	0.98%	0.65%	0.95%	1.01%
Portfolio turnover rate^	14%	18%	43%	43%	19%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K	2015	2014	2013
Net asset value, beginning of period	$19.26	$19.56	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20	0.31	0.38	0.39
Net realized and unrealized gain (loss) on investments	(0.92)	0.22	2.25	0.32

Total from investment operations	(0.72)	0.53	2.63	0.71

Less distributions:
Dividends from net investment income	(0.20)	(0.33)	(0.32)	(0.32)
Distributions from net realized gains	(0.54)	(0.50)	(1.14)	(0.34)

Total dividends and distributions	(0.74)	(0.83)	(1.46)	(0.66)

Net asset value, end of period	$17.80	$19.26	$19.56	$18.39

Total return (b)	(3.72)%	2.62%	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,191	$931	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.32%	0.26%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.32%	0.33%	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.06%	1.56%	1.89%	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.06%	1.49%	1.66%	5.83	%(l)
Portfolio turnover rate^	14%	18%	43%	43%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(4.44)%	5.69%
Portfolio – Class K Shares*	(4.11)	5.95
S&P 500 Index	1.38	14.14
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	1.26
22% S&P 500 Index/10% Barclays US Intermediate Government/Credit Bond Index/22% MSCI EAFE Index/12% S&P MidCap 400 Index/9% Russell 2000® Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index	(0.01)	8.12
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.44)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 22% S&P 500 Index/10% Barclays US Intermediate Government/Credit Bond Index/22% MSCI EAFE Index/12% S&P MidCap 400 Index/9% Russell 2000® Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index, which returned 1.38%, 1.07% and (0.01)%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s fixed-income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (7.6%), international bonds (1.5%), and high-yield bonds (1.3%).

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (8.8%), large cap value stocks (11.0%), mid cap stocks (14.4%), small cap stocks (9.4%) and international stocks (21.6%).

•

As of 12/31/2015, the Portfolio also had (as a percentage of market value excluding cash) 6.4% in real estate and 18.0% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2015, the Portfolio’s equity and fixed income investments provided slightly negative returns. In traditional sectors, large-cap growth stocks boosted returns and intermediate-government bonds were flat, but emerging markets and large value stocks accounted for most of the negative returns. Global bonds holdings also hurt. Alternative holdings were more steeply negative, as anything to do with precious metals or oil provided a big drag on returns. In this environment, the Portfolio underperformed both its primary equity and bond benchmarks. The Portfolio also underperformed its composite benchmark, a combination of broad-based indexes representing its major asset classes, largely because of oil and metals holdings that are measured against cash in the composite.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	65.6%
Alternatives	25.1
Fixed Income	9.3

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/MFS International Growth Portfolio	8.7%
AXA/AB Small Cap Growth Portfolio	8.1
EQ/T. Rowe Price Growth Stock Portfolio	7.7
EQ/BlackRock Basic Value Equity Portfolio	7.4
PowerShares DB Gold Fund	6.4
EQ/GAMCO Mergers and Acquisitions Portfolio	5.8
EQ/GAMCO Small Company Value Portfolio	5.6
EQ/Invesco Comstock Portfolio	5.4
EQ/Real Estate PLUS Portfolio	5.2
EQ/JPMorgan Value Opportunities Portfolio	4.3

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$938.29	$3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	939.13	1.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	162,570	$1,018,846
AXA/AB Small Cap Growth Portfolio‡	112,090	1,929,711
AXA/Loomis Sayles Growth Portfolio‡	138,747	867,030
EQ/BlackRock Basic Value Equity Portfolio‡	88,887	1,768,756
EQ/Boston Advisors Equity Income Portfolio‡	152,565	882,828
EQ/Emerging Markets Equity PLUS Portfolio‡	121,376	892,705
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	107,988	1,377,156
EQ/GAMCO Small Company Value Portfolio‡	27,051	1,332,383
EQ/Global Bond PLUS Portfolio‡	76,486	680,650
EQ/High Yield Bond Portfolio‡	33,331	299,296
EQ/Intermediate Government Bond Portfolio‡	25,484	261,891
EQ/International Equity Index Portfolio‡	107,828	907,078
EQ/Invesco Comstock Portfolio‡	93,725	1,289,616
EQ/JPMorgan Value Opportunities Portfolio‡	66,992	1,031,952
EQ/MFS International Growth Portfolio‡	317,388	2,069,282
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	9,457	156,880
EQ/PIMCO Global Real Return Portfolio‡	43,280	401,702
EQ/PIMCO Ultra Short Bond Portfolio‡	8,071	78,883
EQ/Real Estate PLUS Portfolio‡	121,578	1,239,705
EQ/T. Rowe Price Growth Stock Portfolio*‡	46,809	1,824,908
iShares® China Large-Cap ETF	935	32,996
iShares® International Developed Property ETF	7,740	271,751
iShares® JP Morgan USD Emerging Markets Bond ETF	1,470	155,497
iShares® MSCI EAFE Small-Cap ETF	9,260	462,537

iShares® MSCI Global Gold Miners ETF	6,290	$34,469
iShares® U.S. Oil & Gas Exploration & Production ETF	4,560	241,270
Multimanager Core Bond Portfolio‡	14,529	141,495
SPDR® S&P Emerging Asia Pacific ETF	640	47,040
SPDR® S&P Emerging Markets SmallCap ETF	3,805	143,487

Total Investment Companies (91.7%) (Cost $23,554,577)		21,841,800

OTHER EXCHANGE TRADED FUNDS (ETFs):
iShares® Gold Trust*	8,240	84,295
iShares® Silver Trust*	920	12,135
PowerShares DB Gold Fund*	43,750	1,516,374
PowerShares DB Silver Fund*	7,840	171,461

Total Other Exchange Traded Funds (ETFs) (7.5%) (Cost $2,130,303)		1,784,265

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	169,766	169,766

Total Short-Term Investment (0.7%) (Cost $169,766)		169,766

Total Investments (99.9%) (Cost $25,854,646)		23,795,831
Other Assets Less Liabilities (0.1%)		13,603

Net Assets (100%)		$23,809,434

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio (a)	$823,064	$642,487	$132,544	$1,018,846	$37,010	$(770)
AXA/AB Small Cap Growth Portfolio (b)	1,575,830	1,094,881	458,033	1,929,711	6,055	214,214
AXA/Loomis Sayles Growth Portfolio	—	818,707	3	867,030	2,245	6,459
EQ/BlackRock Basic Value Equity Portfolio	1,508,484	856,495	438,200	1,768,756	32,298	249
EQ/Boston Advisors Equity Income Portfolio	1,314,283	806,902	1,148,515	882,828	16,414	68,297
EQ/Emerging Markets Equity PLUS Portfolio	530,407	608,191	94,385	892,705	7,850	(261)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
EQ/GAMCO Mergers and Acquisitions Portfolio	$823,268	$708,129	$131,761	$1,377,156	$—	$52,665
EQ/GAMCO Small Company Value Portfolio	1,153,309	811,531	453,809	1,332,383	12,652	76,395
EQ/Global Bond PLUS Portfolio	454,700	324,376	75,290	680,650	286	826
EQ/High Yield Bond Portfolio	209,151	156,854	37,686	299,296	18,718	(36)
EQ/Intermediate Government Bond Portfolio	183,644	110,984	31,376	261,891	2,243	294
EQ/International Equity Index Portfolio	640,763	436,898	119,246	907,078	24,800	(21)
EQ/Invesco Comstock Portfolio	1,194,406	733,875	504,565	1,289,616	39,814	(3,767)
EQ/JPMorgan Value Opportunities Portfolio	—	1,056,923	—	1,031,952	6,923	—
EQ/MFS International Growth Portfolio	1,500,129	1,003,219	376,290	2,069,282	17,314	31,381
EQ/Morgan Stanley Mid Cap Growth Portfolio	134,417	47,288	12,543	156,880	—	3,917
EQ/PIMCO Global Real Return Portfolio	287,051	180,854	50,193	401,702	5,152	2,193
EQ/PIMCO Ultra Short Bond Portfolio	83,107	44,213	47,854	78,883	835	(304)
EQ/Real Estate PLUS Portfolio	878,409	570,698	178,646	1,239,705	6,856	1,250
EQ/T. Rowe Price Growth Stock Portfolio	1,585,885	975,238	793,311	1,824,908	—	94,520
Multimanager Core Bond Portfolio	95,129	67,761	18,827	141,495	2,693	(2)

	$14,975,436	$12,056,504	$5,103,077	$20,452,753	$240,158	$547,499

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Natural Resources PLUS Portfolio.
(b)	Formerly known as EQ/AllianceBernstein Small Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,389,047	$—	$—	$1,389,047
Investment Companies	—	20,452,753	—	20,452,753
Other Exchange Traded Funds (ETFs)	1,784,265	—	—	1,784,265
Short-Term Investments	169,766	—	—	169,766

Total Assets	$3,343,078	$20,452,753	$—	$23,795,831

Total Liabilities	$—	$—	$—	$—

Total	$3,343,078	$20,452,753	$—	$23,795,831

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,165,287
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,107,988

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$322,670
Aggregate gross unrealized depreciation	(2,305,900)

Net unrealized depreciation	$(1,983,230)

Federal income tax cost of investments	$25,779,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $21,996,207)	$20,452,753
Unaffiliated Issuers (Cost $3,858,439)	3,343,078
Cash	4,434
Receivable from Separate Accounts for Trust shares sold	25,172
Receivable for securities sold	29,993
Receivable from investment manager	8,184
Dividends, interest and other receivables	31
Other assets	60

Total assets	23,863,705

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	10,666
Distribution fees payable – Class IB	4,760
Trustees’ fees payable	11
Accrued expenses	38,834

Total liabilities	54,271

NET ASSETS	$23,809,434

Net assets were comprised of:
Paid in capital	$25,365,057
Accumulated undistributed net investment income (loss)	4,299
Accumulated undistributed net realized gain (loss) on investments	498,893
Net unrealized appreciation (depreciation) on investments	(2,058,815)

Net assets	$23,809,434

Class IB
Net asset value, offering and redemption price per share, $22,461,192 / 2,023,049 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.10

Class K
Net asset value, offering and redemption price per share, $1,348,242 / 121,485 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($240,158 of dividend income received from affiliates)	$276,003
Interest	130

Total income	276,133

EXPENSES
Custodian fees	113,500
Professional fees	58,335
Distribution fees – Class IB	50,027
Administrative fees	32,520
Investment management fees	21,427
Printing and mailing expenses	2,789
Trustees’ fees	405
Miscellaneous	1,021

Gross expenses	280,024
Less: Waiver from investment manager	(53,947)
Reimbursement from investment manager	(90,365)

Net expenses	135,712

NET INVESTMENT INCOME (LOSS)	140,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	4,912
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	542,587

Net realized gain (loss)	547,499

Net change in unrealized appreciation (depreciation) on investments ($(1,476,110) of change in unrealized appreciation (depreciation) from affiliates)	(1,790,068)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,242,569)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,102,148)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$140,421	$169,647
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	547,499	483,204
Net change in unrealized appreciation (depreciation) on investments	(1,790,068)	(480,324)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,102,148)	172,527

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(174,159)	(212,472)
Class K	(13,759)	(24,539)

	(187,918)	(237,011)

Distributions from net realized capital gains
Class IB	(336,705)	(142,707)
Class K	(21,862)	(15,621)

	(358,567)	(158,328)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(546,485)	(395,339)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,008,273 and 1,228,007 shares, respectively ]	11,997,915	14,892,025
Capital shares issued in reinvestment of dividends and distributions [ 45,664 and 29,402 shares, respectively ]	510,864	355,179
Capital shares repurchased [ (381,981) and (318,592) shares, respectively ]	(4,555,033)	(3,873,653)

Total Class IB transactions	7,953,746	11,373,551

Class K
Capital shares sold [ 33,804 and 63,522 shares, respectively ]	402,234	767,489
Capital shares issued in reinvestment of dividends and distributions [ 3,182 and 3,322 shares, respectively ]	35,621	40,160
Capital shares repurchased [ (43,894) and (20,837) shares, respectively ]	(533,047)	(251,154)

Total Class K transactions	(95,192)	556,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,858,554	11,930,046

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,209,921	11,707,234
NET ASSETS:
Beginning of year	17,599,513	5,892,279

End of year (a)	$23,809,434	$17,599,513

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,299	$4,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class IB	2015	2014	2013
Net asset value, beginning of period	$11.90	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08	0.18	0.27	0.11
Net realized and unrealized gain (loss) on investments	(0.60)	0.11	1.59	0.30

Total from investment operations	(0.52)	0.29	1.86	0.41

Less distributions:
Dividends from net investment income	(0.09)	(0.17)	(0.16)	(0.12)
Distributions from net realized gains	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.28)	(0.30)	(0.24)	(0.12)

Net asset value, end of period	$11.10	$11.90	$11.91	$10.29

Total return (b)	(4.44)%	2.36%	18.08%	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,461	$16,073	$4,911	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	1.32%	2.20%	6.43%	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.65%	1.52%	2.32%	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.02)%	(0.10)%	(3.76)%	(32.59	)%(l)
Portfolio turnover rate (z)^	24%	34%	41%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K	2015	2014	2013
Net asset value, beginning of period	$11.89	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.15	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.57)	0.16	1.70	0.30

Total from investment operations	(0.48)	0.31	1.89	0.42

Less distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.19)	(0.13)
Distributions from net realized gains	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.31)	(0.33)	(0.27)	(0.13)

Net asset value, end of period	$11.10	$11.89	$11.91	$10.29

Total return (b)	(4.11)%	2.53%	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,348	$1,527	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.32%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	1.07%	2.06%	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.72%	1.27%	1.64%	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	0.05%	(0.47)%	(6.00)%	(32.35	)%(l)
Portfolio turnover rate (z)^	24%	34%	41%	3%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(6.87)%	(2.69)%
Portfolio – Class K Shares*	(6.65)	(2.45)
S&P 500 Index	1.38	9.33
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	1.62
20% S&P 500 Index/ 5% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE Index/6% S&P 400 Index/4% Russell 2000® Index/15% FTSE NAREIT All Equity REITs Index/35% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66	3.76
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.87)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index and the Barclays U.S. Intermediate Government/Credit Bond Index, the 20% S&P 500 Index/ 5% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE Index/6% S&P 400 Index/4% Russell 2000® Index/15% FTSE NAREIT All Equity REITs Index/35% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.07% and 0.66%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s fixed-income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (4.2%), international bonds (1.0%), and high-yield bonds (0.7%).

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (5.5%), large cap value stocks (7.4%), mid cap stocks (10.1%), small cap stocks (6.8%) and international stocks (14.9%).

•

As of 12/31/2015, the Portfolio also had (as a percentage of market value excluding cash) 20.2% in real estate and 29.0% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2015, the Portfolio’s equity and fixed income investments provided slightly negative returns. In traditional sectors, large-cap growth stocks boosted returns and intermediate-government bonds provided gains, but emerging markets, and small and large value stocks accounted for most of the negative returns. Global bonds holdings also hurt. Alternative holdings were more steeply negative, as anything to do with precious metals or oil provided a big drag on returns. In this environment, the Portfolio underperformed both its primary equity and bond benchmarks. The Portfolio also underperformed its composite benchmark, a combination of broad-based indexes representing its major asset classes, largely because of oil and metals holdings that are measured against cash in the composite.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Alternatives	49.7%
Equity	45.2
Fixed Income	5.1

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Real Estate PLUS Portfolio	16.4%
AXA Natural Resources Portfolio	12.8
PowerShares DB Gold Fund	7.3
AXA/AB Small Cap Growth Portfolio	6.0
EQ/GAMCO Mergers and Acquisitions Portfolio	5.9
EQ/MFS International Growth Portfolio	5.2
EQ/BlackRock Basic Value Equity Portfolio	5.0
EQ/T. Rowe Price Growth Stock Portfolio	4.3
EQ/GAMCO Small Company Value Portfolio	4.0
iShares® International Developed Property ETF	3.7

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$927.41	$3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	928.61	1.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	85,986	$538,888
AXA/AB Small Cap Growth Portfolio‡	14,765	254,187
AXA/Loomis Sayles Growth Portfolio‡	17,264	107,883
EQ/BlackRock Basic Value Equity Portfolio‡	10,664	212,209
EQ/Boston Advisors Equity Income Portfolio‡	17,364	100,476
EQ/Emerging Markets Equity PLUS Portfolio‡	13,797	101,479
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	19,492	248,578
EQ/GAMCO Small Company Value Portfolio‡	3,427	168,803
EQ/Global Bond PLUS Portfolio‡	7,450	66,298
EQ/High Yield Bond Portfolio‡	3,379	30,337
EQ/Intermediate Government Bond Portfolio‡	1,817	18,676
EQ/International Equity Index Portfolio‡	16,735	140,776
EQ/Invesco Comstock Portfolio‡	10,967	150,900
EQ/JPMorgan Value Opportunities Portfolio‡	8,932	137,594
EQ/MFS International Growth Portfolio‡	33,671	219,528
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	2,095	34,761
EQ/PIMCO Global Real Return Portfolio‡	3,953	36,693
EQ/PIMCO Ultra Short Bond Portfolio‡	900	8,800
EQ/Real Estate PLUS Portfolio‡	67,809	691,431
EQ/T. Rowe Price Growth Stock Portfolio*‡	4,659	181,640
iShares® China Large-Cap ETF	270	9,528
iShares® International Developed Property ETF	4,470	156,942
iShares® JP Morgan USD Emerging Markets Bond ETF	220	23,272

iShares® MSCI EAFE Small-Cap ETF	1,180	$58,941
iShares® U.S. Oil & Gas Exploration & Production ETF	1,550	82,010
SPDR® S&P Emerging Asia Pacific ETF	170	12,495
SPDR® S&P Emerging Markets SmallCap ETF	400	15,084

Total Investment Companies (90.8%) (Cost $4,307,310)		3,808,209

OTHER EXCHANGE TRADED FUNDS (ETFs):
PowerShares DB Gold Fund*	8,910	308,821
PowerShares DB Silver Fund*	3,360	73,483

Total Other Exchange Traded Funds (ETFs) (9.1%) (Cost $507,076)		382,304

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	34,994	34,994

Total Short-Term Investment (0.8%) (Cost $34,994)		34,994

Total Investments (100.7%) (Cost $4,849,380)		4,225,507
Other Assets Less Liabilities (-0.7%)		(30,987)

Net Assets (100%)		$4,194,520

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio (a)	$506,879	$244,088	$45,124	$538,888	$18,761	$222
AXA/AB Small Cap Growth Portfolio (b)	297,130	52,131	60,499	254,187	823	27,021
AXA/Loomis Sayles Growth Portfolio	—	101,243	—	107,883	320	923
EQ/BlackRock Basic Value Equity Portfolio	254,023	22,185	44,812	212,209	3,832	850
EQ/Boston Advisors Equity Income Portfolio	242,213	30,011	169,037	100,476	2,269	(1,436)
EQ/Emerging Markets Equity PLUS Portfolio	96,114	27,342	3,845	101,479	787	(39)
EQ/GAMCO Mergers and Acquisitions Portfolio	236,612	46,725	31,459	248,578	—	10,399
EQ/GAMCO Small Company Value Portfolio	214,671	29,370	54,428	168,803	1,691	6,385
EQ/Global Bond PLUS Portfolio	76,572	6,031	13,905	66,298	34	(381)
EQ/High Yield Bond Portfolio	30,121	4,531	1,527	30,337	1,908	(4)
EQ/Intermediate Government Bond Portfolio	17,732	2,148	1,141	18,676	161	22
EQ/International Equity Index Portfolio	161,434	16,990	33,407	140,776	3,882	(793)
EQ/Invesco Comstock Portfolio	176,766	16,793	27,536	150,900	4,340	(301)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
EQ/JPMorgan Value Opportunities Portfolio	$—	$140,923	$—	$137,594	$923	$—
EQ/MFS International Growth Portfolio	211,411	22,303	9,909	219,528	1,895	3,360
EQ/Morgan Stanley Mid Cap Growth Portfolio	35,830	2,854	1,144	34,761	—	886
EQ/PIMCO Global Real Return Portfolio	35,740	25,834	23,374	36,693	511	351
EQ/PIMCO Ultra Short Bond Portfolio	8,527	720	381	8,800	65	—	#
EQ/Real Estate PLUS Portfolio	702,076	57,510	50,404	691,431	4,268	865
EQ/T. Rowe Price Growth Stock Portfolio	235,384	22,824	78,655	181,640	—	17,303

	$3,539,235	$872,556	$650,587	$3,449,937	$46,470	$65,633

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
#	Amount represents less than $0.50.
(a)	Formerly known as EQ/Natural Resources PLUS Portfolio.
(b)	Formerly known as EQ/AllianceBernstein Small Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$358,272	$—	$—	$358,272
Investment Companies	—	3,449,937	—	3,449,937
Other Exchange Traded Funds (ETFs)	382,304	—	—	382,304
Short-Term Investments	34,994	—	—	34,994

Total Assets	$775,570	$3,449,937	$—	$4,225,507

Total Liabilities	$—	$—	$—	$—

Total	$775,570	$3,449,937	$—	$4,225,507

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$932,606
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$640,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,130
Aggregate gross unrealized depreciation	(701,948)

Net unrealized depreciation	$(658,818)

Federal income tax cost of investments	$4,884,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,880,099)	$3,449,937
Unaffiliated Issuers (Cost $969,281)	775,570
Cash	10,979
Receivable from investment manager	13,932
Receivable for securities sold	29
Dividends, interest and other receivables	6
Other assets	14

Total assets	4,250,467

LIABILITIES
Distribution fees payable – Class IB	487
Trustees’ fees payable	6
Accrued expenses	55,454

Total liabilities	55,947

NET ASSETS	$4,194,520

Net assets were comprised of:
Paid in capital	$4,802,785
Accumulated undistributed net investment income (loss)	4,863
Accumulated undistributed net realized gain (loss) on investments	10,745
Net unrealized appreciation (depreciation) on investments	(623,873)

Net assets	$4,194,520

Class IB
Net asset value, offering and redemption price per share, $2,299,137 / 270,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.49

Class K
Net asset value, offering and redemption price per share, $1,895,383 / 223,210 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.49

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($46,470 of dividend income received from affiliates)	$56,733
Interest	24

Total income	56,757

EXPENSES
Custodian fees	93,500
Professional fees	55,834
Administrative fees	32,500
Distribution fees – Class IB	5,867
Investment management fees	4,364
Printing and mailing expenses	463
Trustees’ fees	89
Miscellaneous	819

Gross expenses	193,436
Less: Waiver from investment manager	(36,864)
Reimbursement from investment manager	(133,260)

Net expenses	23,312

NET INVESTMENT INCOME (LOSS)	33,445

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(9,778)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	75,411

Net realized gain (loss)	65,633

Net change in unrealized appreciation (depreciation) on investments ($(311,267) of change in unrealized appreciation (depreciation) from affiliates)	(398,020)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(332,387)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(298,942)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,445	$68,438
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	65,633	105,424
Net change in unrealized appreciation (depreciation) on investments	(398,020)	(105,635)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(298,942)	68,227

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(20,319)	(62,519)
Class K	(21,336)	(59,700)

	(41,655)	(122,219)

Distributions from net realized capital gains
Class IB	(88,246)	—
Class K	(75,683)	—

	(163,929)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(205,584)	(122,219)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 20,828 and 30,730 shares, respectively ]	189,815	305,817
Capital shares issued in reinvestment of dividends and distributions [ 12,654 and 6,487 shares, respectively ]	108,565	62,519
Capital shares repurchased [ (5,210) and (2,209) shares, respectively ]	(49,959)	(22,369)

Total Class IB transactions	248,421	345,967

Class K
Capital shares issued in reinvestment of dividends and distributions [ 11,294 and 6,196 shares, respectively ]	97,019	59,700

Total Class K transactions	97,019	59,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	345,440	405,667

TOTAL INCREASE (DECREASE) IN NET ASSETS	(159,086)	351,675
NET ASSETS:
Beginning of year	4,353,606	4,001,931

End of year (a)	$4,194,520	$4,353,606

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,863	$6,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06	0.15	0.11
Net realized and unrealized gain (loss) on investments	(0.71)	0.01 †	(0.16)

Total from investment operations	(0.65)	0.16	(0.05)

Less distributions:
Dividends from net investment income	(0.08)	(0.26)	(0.17)
Distributions from net realized gains	(0.36)	—	(0.10)

Total dividends and distributions	(0.44)	(0.26)	(0.27)

Net asset value, end of period	$8.49	$9.58	$9.68

Total return (b)	(6.87)%	1.69%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,299	$2,323	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	4.56%	5.06%	4.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.67%	1.53%	6.41	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.24)%	(2.97)%	2.59	%(l)
Portfolio turnover rate (z)^	15%	12%	1%

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08	0.17	0.11
Net realized and unrealized gain (loss) on investments	(0.71)	0.02 †	(0.16)

Total from investment operations	(0.63)	0.19	(0.05)

Less distributions:
Dividends from net investment income	(0.10)	(0.29)	(0.17)
Distributions from net realized gains	(0.36)	—	(0.10)

Total dividends and distributions	(0.46)	(0.29)	(0.27)

Net asset value, end of period	$8.49	$9.58	$9.68

Total return (b)	(6.65)%	1.95%	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,895	$2,030	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	4.29%	4.71%	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.88%	1.68%	6.62	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.01)%	(2.73)%	2.84	%(l)
Portfolio turnover rate (z)^	15%	12%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(9.24)%	(4.93)%
Portfolio – Class K Shares*	(9.01)	(4.68)
S&P 500 Index	1.38	9.33
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	1.62
10% S&P 500 Index/5% Barclays U.S. Intermediate Government/Credit Bond Index/5% MSCI EAFE Index/3% S&P 400 Index/2% Russell 2000® Index/20% FTSE NAREIT All Equity REITs Index/55% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.86	3.31
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (9.24)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index and the Barclays U.S. Intermediate Government/Credit Bond Index, the 10% S&P 500 Index/5% Barclays U.S. Intermediate Government/Credit Bond Index/5% MSCI EAFE Index/3% S&P 400 Index/2% Russell 2000® Index/20% FTSE NAREIT All Equity REITs Index/55% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.07% and 0.86%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s fixed-income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (4.8%), international bonds (0.8%), and high-yield bonds (0.8%).

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (2.5%), large cap value stocks (3.2%), mid cap stocks (4.4%), small cap stocks (3.0%) and international stocks (6.5%).

•

As of 12/31/2015, the Portfolio also had (as a percentage of market value excluding cash) 28.5% in real estate and 45.3% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2015, the Portfolio’s equity and fixed income investments provided slightly negative returns. In traditional sectors, large-cap growth stocks boosted returns and intermediate-government bonds provided gains, but emerging markets and small and large value stocks accounted for most of the negative returns. Global bonds holdings also hurt. Alternative holdings were more steeply negative, as anything to do with precious metals or oil provided a big drag on returns. In this environment, the Portfolio underperformed both its primary equity and bond benchmarks. The Portfolio also underperformed its composite benchmark, a combination of broad-based indexes representing its major asset classes, largely because of oil and metals holdings that are measured against cash in the composite.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Alternatives	75.0%
Equity	20.0
Fixed Income	5.0

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Real Estate PLUS Portfolio	22.6%
AXA Natural Resources Portfolio	21.0
EQ/GAMCO Mergers and Acquisitions Portfolio	12.3
PowerShares DB Gold Fund	8.0
iShares® International Developed Property ETF	5.7
iShares® U.S. Oil & Gas Exploration & Production ETF	3.3
EQ/MFS International Growth Portfolio	2.4
AXA/AB Small Cap Growth Portfolio	2.4
EQ/BlackRock Basic Value Equity Portfolio	2.2
PowerShares DB Silver Fund	2.1

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$918.46	$3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	919.75	1.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	141,023	$883,808
AXA/AB Small Cap Growth Portfolio‡	5,875	101,142
AXA/Loomis Sayles Growth Portfolio‡	9,446	59,026
EQ/BlackRock Basic Value Equity Portfolio‡	4,661	92,743
EQ/Boston Advisors Equity Income Portfolio‡	6,280	36,342
EQ/Emerging Markets Equity PLUS Portfolio‡	5,270	38,760
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	40,606	517,841
EQ/GAMCO Small Company Value Portfolio‡	1,684	82,927
EQ/Global Bond PLUS Portfolio‡	6,303	56,092
EQ/High Yield Bond Portfolio‡	3,950	35,470
EQ/Intermediate Government Bond Portfolio‡	2,851	29,302
EQ/International Equity Index Portfolio‡	6,764	56,903
EQ/Invesco Comstock Portfolio‡	4,778	65,747
EQ/JPMorgan Value Opportunities Portfolio‡	3,821	58,860
EQ/MFS International Growth Portfolio‡	15,551	101,388
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	1,078	17,876
EQ/PIMCO Global Real Return Portfolio‡	3,850	35,738
EQ/PIMCO Ultra Short Bond Portfolio‡	910	8,896
EQ/Real Estate PLUS Portfolio‡	93,238	950,734
EQ/T. Rowe Price Growth Stock Portfolio*‡	2,114	82,410
iShares® China Large-Cap ETF	160	5,646
iShares® International Developed Property ETF	6,860	240,855

iShares® JP Morgan USD Emerging Markets Bond ETF	170	$17,983
iShares® MSCI EAFE Small-Cap ETF	390	19,480
iShares® U.S. Oil & Gas Exploration & Production ETF	2,640	139,682
SPDR® S&P Emerging Asia Pacific ETF	120	8,820
SPDR® S&P Emerging Markets SmallCap ETF	200	7,542

Total Investment Companies (89.8%) (Cost $4,427,991)		3,752,013

OTHER EXCHANGE TRADED FUNDS (ETFs):
PowerShares DB Gold Fund*	9,680	335,510
PowerShares DB Silver Fund*	4,000	87,480

Total Other Exchange Traded Funds (ETFs) (10.1%) (Cost $567,769)		422,990

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	33,051	$33,051

Total Short-Term Investment (0.8%) (Cost $33,051)		33,051

Total Investments (100.7%) (Cost $5,028,811)		4,208,054
Other Assets Less Liabilities (-0.7%)		(31,174)

Net Assets (100%)		$4,176,880

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio (a)	$928,316	$328,053	$73,148	$883,808	$32,444	$943
AXA/AB Small Cap Growth Portfolio (b)	139,365	23,217	48,133	101,142	363	9,990
AXA/Loomis Sayles Growth Portfolio	—	55,622	—	59,026	160	461
EQ/BlackRock Basic Value Equity Portfolio	116,180	10,264	25,470	92,743	1,528	1,374
EQ/Boston Advisors Equity Income Portfolio	100,637	11,980	77,173	36,342	684	(1,932)
EQ/Emerging Markets Equity PLUS Portfolio	33,921	12,294	1,007	38,760	278	(4)
EQ/GAMCO Mergers and Acquisitions Portfolio	479,694	106,123	61,381	517,841	—	21,170
EQ/GAMCO Small Company Value Portfolio	115,663	15,785	38,179	82,927	916	2,298
EQ/Global Bond PLUS Portfolio	75,772	6,182	24,409	56,092	34	(1,303)
EQ/High Yield Bond Portfolio	35,182	4,920	1,342	35,470	2,232	(5)
EQ/Intermediate Government Bond Portfolio	28,433	1,629	668	29,302	252	34
EQ/International Equity Index Portfolio	64,742	6,946	12,996	56,903	1,570	(323)
EQ/Invesco Comstock Portfolio	88,537	8,235	23,355	65,747	2,187	(348)
EQ/JPMorgan Value Opportunities Portfolio	—	60,415	—	58,860	415	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
EQ/MFS International Growth Portfolio	$106,089	$11,170	$14,369	$101,388	$877	$1,531
EQ/Morgan Stanley Mid Cap Growth Portfolio	18,184	1,802	669	17,876	—	457
EQ/PIMCO Global Real Return Portfolio	35,895	39,387	38,093	35,738	503	439
EQ/PIMCO Ultra Short Bond Portfolio	13,565	774	5,413	8,896	102	(79)
EQ/Real Estate PLUS Portfolio	980,021	83,829	88,594	950,734	6,067	645
EQ/T. Rowe Price Growth Stock Portfolio	106,579	26,120	48,335	82,410	(1)	10,891

	$3,466,775	$814,747	$582,734	$3,312,005	$50,611	$46,239

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Natural Resources PLUS Portfolio.
(b)	Formerly known as EQ/AllianceBernstein Small Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$440,008	$—	$—	$440,008
Investment Companies	—	3,312,005	—	3,312,005
Other Exchange Traded Funds (ETFs)	422,990	—	—	422,990
Short-Term Investments	33,051	—	—	33,051

Total Assets	$896,049	$3,312,005	$—	$4,208,054

Total Liabilities	$—	$—	$—	$—

Total	$896,049	$3,312,005	$—	$4,208,054

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$896,520
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$578,650

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,154
Aggregate gross unrealized depreciation	(867,253)

Net unrealized depreciation	$(849,099)

Federal income tax cost of investments	$5,057,153

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,884,686)	$3,312,005
Unaffiliated Issuers (Cost $1,144,125)	896,049
Cash	10,974
Receivable from investment manager	13,931
Receivable for securities sold	33
Dividends, interest and other receivables	5
Other assets	13

Total assets	4,233,010

LIABILITIES
Distribution fees payable – Class IB	507
Trustees’ fees payable	7
Accrued expenses	55,616

Total liabilities	56,130

NET ASSETS	$4,176,880

Net assets were comprised of:
Paid in capital	$5,002,707
Accumulated undistributed net investment income (loss)	6,862
Accumulated undistributed net realized gain (loss) on investments	(11,932)
Net unrealized appreciation (depreciation) on investments	(820,757)

Net assets	$4,176,880

Class IB
Net asset value, offering and redemption price per share, $2,375,865 / 293,786 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.09

Class K
Net asset value, offering and redemption price per share, $1,801,015 / 222,714 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($50,611 of dividend income received from affiliates)	$62,999
Interest	31

Total income	63,030

EXPENSES
Custodian fees	93,500
Professional fees	55,834
Administrative fees	32,500
Distribution fees – Class IB	6,172
Investment management fees	4,411
Printing and mailing expenses	465
Trustees’ fees	90
Miscellaneous	820

Gross expenses	193,792
Less: Waiver from investment manager	(36,911)
Reimbursement from investment manager	(133,074)

Net expenses	23,807

NET INVESTMENT INCOME (LOSS)	39,223

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(4,082)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	50,321

Net realized gain (loss)	46,239

Net change in unrealized appreciation (depreciation) on investments ($(386,783) of change in unrealized appreciation (depreciation) from affiliates)	(500,091)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(453,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(414,629)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$39,223	$82,443
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	46,239	81,678
Net change in unrealized appreciation (depreciation) on investments	(500,091)	(169,324)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(414,629)	(5,203)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(27,776)	(75,304)
Class K	(25,616)	(66,441)

	(53,392)	(141,745)

Distributions from net realized capital gains
Class IB	(70,956)	—
Class K	(54,867)	—

	(125,823)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(179,215)	(141,745)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 24,630 and 48,954 shares, respectively ]	222,289	494,884
Capital shares issued in reinvestment of dividends and distributions [ 12,012 and 8,049 shares, respectively ]	98,732	75,304
Capital shares repurchased [ (4,438) and (2,737) shares, respectively ]	(41,581)	(27,173)

Total Class IB transactions	279,440	543,015

Class K
Capital shares issued in reinvestment of dividends and distributions [ 9,784 and 7,103 shares, respectively ]	80,483	66,441

Total Class K transactions	80,483	66,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	359,923	609,456

TOTAL INCREASE (DECREASE) IN NET ASSETS	(233,921)	462,508
NET ASSETS:
Beginning of year	4,410,801	3,948,293

End of year (a)	$4,176,880	$4,410,801

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,862	$8,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07	0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.92)	(0.15)	(0.28)

Total from investment operations	(0.85)	0.04	(0.17)

Less distributions:
Dividends from net investment income	(0.10)	(0.30)	(0.17)
Distributions from net realized gains	(0.26)	—	(0.06)
Return of capital	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.30)	(0.27)

Net asset value, end of period	$8.09	$9.30	$9.56

Total return (b)	(9.24)%	0.38%	(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,376	$2,432	$1,981
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	4.52%	5.01%	4.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.80%	1.88%	6.50	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.07)%	(2.56)%	2.64	%(l)
Portfolio turnover rate (z)^	13%	11%	1%

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.92)	(0.13)	(0.27)

Total from investment operations	(0.83)	0.06	(0.16)

Less distributions:
Dividends from net investment income	(0.12)	(0.32)	(0.18)
Distributions from net realized gains	(0.26)	—	(0.06)
Return of capital	—	—	(0.04)

Total dividends and distributions	(0.38)	(0.32)	(0.28)

Net asset value, end of period	$8.09	$9.30	$9.56

Total return (b)	(9.01)%	0.64%	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,801	$1,979	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	4.24%	4.61%	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.01%	1.95%	6.73	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.83)%	(2.36)%	2.88	%(l)
Portfolio turnover rate (z)^	13%	11%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(0.02)%	1.50%
S&P 500 Index	1.38	16.92
Barclays U.S. Intermediate Government Bond Index	1.18	1.16
90% Barclays U.S. Intermediate Government Bond Index /1.5% Volatility Managed Index – International /1.5% Volatility Managed Index – Mid Cap Core / 5.5% Volatility Managed Index – Large Cap Core / 1.5% Volatility Managed Index – Small Cap Core	1.23	2.51
* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.02)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 90% Barclays U.S. Intermediate Government Bond Index/1.5% Volatility Managed Index — International/1.5% Volatility Managed Index — Mid Cap Core/5.5% Volatility Managed Index — Large Cap Core /1.5% Volatility Managed Index — Small Cap Core, which returned 1.38%, 1.18% and 1.23%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (2.6%), large cap value stocks (2.4%), mid cap stocks (2.0%), small cap stocks (1.7%) and international stocks (1.6%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (89.7%).

•

The Portfolio’s performance is a function of its respective sector weightings. It continued to be predominately exposed to intermediate-duration, high-quality U.S. government bonds, which slightly underperformed the primary fixed-income benchmark, mainly due to the impact of fees. The Portfolio’s minimal holdings in U.S. equities contributed negatively to returns during year. The Portfolio performed roughly in line with its secondary, blended benchmark, after accounting for fees.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Fixed Income	89.7%
Equity	10.3

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Intermediate Government Bond Portfolio	89.7%
AXA 500 Managed Volatility Portfolio	6.6
AXA 2000 Managed Volatility Portfolio	1.7
AXA International Managed Volatility Portfolio	1.5
AXA 400 Managed Volatility Portfolio	0.5

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$994.03	$2.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.77	2.46

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	51,213	$876,835
AXA 400 Managed Volatility Portfolio‡	13,652	257,951
AXA 500 Managed Volatility Portfolio‡	176,928	3,335,205
AXA International Managed Volatility Portfolio‡	66,611	777,023
EQ/Intermediate Government Bond Portfolio‡	4,418,760	45,411,031

Total Investments (98.9%) (Cost $50,957,877)		50,658,045
Other Assets Less Liabilities (1.1%)		541,618

Net Assets (100%)		$51,199,663

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$151,935	$1,495,016	$744,217	$876,835	$4,076	$38,020
AXA 400 Managed Volatility Portfolio	37,974	429,921	200,664	257,951	1,485	13,856
AXA 500 Managed Volatility Portfolio	506,467	5,303,532	2,512,166	3,335,205	28,170	159,254
AXA International Managed Volatility Portfolio	111,743	1,271,400	604,841	777,023	160	24,655
EQ/Intermediate Government Bond Portfolio	6,855,320	75,830,041	36,919,183	45,411,031	271,672	24,438

	$7,663,439	$84,329,910	$40,981,071	$50,658,045	$305,563	$260,223

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$50,658,045	$—	$50,658,045

Total Assets	$—	$50,658,045	$—	$50,658,045

Total Liabilities	$—	$—	$—	$—

Total	$—	$50,658,045	$—	$50,658,045

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$84,329,910
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$41,119,347

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$107,309
Aggregate gross unrealized depreciation	(430,792)

Net unrealized depreciation	$(323,483)

Federal income tax cost of investments	$50,981,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $50,957,877)	$50,658,045
Receivable from Separate Accounts for Trust shares sold	580,704
Receivable for securities sold	9,065
Receivable from investment manager	6,959
Dividends, interest and other receivables	173
Other assets	284

Total assets	51,255,230

LIABILITIES
Overdraft payable	5,622
Distribution fees payable – Class IB	7,827
Payable to Separate Accounts for Trust shares redeemed	242
Trustees’ fees payable	4
Accrued expenses	41,872

Total liabilities	55,567

NET ASSETS	$51,199,663

Net assets were comprised of:
Paid in capital	$51,345,341
Accumulated undistributed net investment income (loss)	107
Accumulated undistributed net realized gain (loss) on investments	154,047
Net unrealized appreciation (depreciation) on investments	(299,832)

Net assets	$51,199,663

Class IB
Net asset value, offering and redemption price per share, $51,199,663 / 5,002,504 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($305,563 of dividend income received from affiliates)	$306,025
Interest	15

Total income	306,040

EXPENSES
Professional fees	57,269
Distribution fees – Class IB	47,205
Administrative fees	32,500
Custodian fees	30,100
Investment management fees	18,882
Printing and mailing expenses	546
Trustees’ fees	243
Miscellaneous	1,347

Gross expenses	188,092
Less: Waiver from investment manager	(51,382)
Reimbursement from investment manager	(45,729)

Net expenses	90,981

NET INVESTMENT INCOME (LOSS)	215,059

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	138,276
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	121,947

Net realized gain (loss)	260,223

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(354,233)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(94,010)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$215,059	$22,139
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	260,223	33,300
Net change in unrealized appreciation (depreciation) on investments	(354,233)	63,873

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,049	119,312

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(251,891)	(34,693)
Distributions from net realized capital gains
Class IB	(82,677)	(28,260)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(334,568)	(62,953)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,478,135 and 369,685 shares, respectively ]	87,625,508	3,815,249
Capital shares issued in reinvestment of dividends and distributions [ 32,617 and 6,107 shares, respectively ]	334,568	62,953
Capital shares repurchased [ (4,250,310) and (158,202) shares, respectively ]	(44,200,320)	(1,635,491)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,759,756	2,242,711

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,546,237	2,299,070
NET ASSETS:
Beginning of year	7,653,426	5,354,356

End of year (a)	$51,199,663	$7,653,426

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$107	$132

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								September 28, 2011* to December 31, 2011
Class IB	2015		2014		2013		2012
Net asset value, beginning of period	$10.31		$10.21		$10.14		$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.04		0.01		0.06		0.04
Net realized and unrealized gain (loss) on investments	(0.12)		0.16		0.12		0.19		0.04

Total from investment operations	—	#	0.20		0.13		0.25		0.08

Less distributions:
Dividends from net investment income	(0.06)		(0.05)		(0.04)		(0.04)		(0.04)
Distributions from net realized gains	(0.02)		(0.05)		(0.02)		(0.11)		—

Total dividends and distributions	(0.08)		(0.10)		(0.06)		(0.15)		(0.04)

Net asset value, end of period	$10.23		$10.31		$10.21		$10.14		$10.04

Total return (b)	(0.02)%		1.89%		1.29%		2.49%		0.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$51,200		$7,653		$5,354		$299		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.42	%(j)	0.81	%(j)
Before waivers and reimbursements (a)(f)	1.00%		2.02%		2.87%		52.57%		126.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.14%		0.36%		0.09%		0.58%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	0.62%		(1.19)%		(2.32)%		(51.57)%		(124.42	)%(l)
Portfolio turnover rate (z)^	208%		25%		21%		553%		99%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.15)%	2.39%	4.09%
S&P 500 Index	1.38	12.57	16.04
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	2.33
66% Barclays U.S. Intermediate Government Bond Index /3% Volatility Managed Index – International 3% Volatility Managed Index – Mid Cap Core/11% Volatility Managed Index – Large Cap Core /3% Volatility Managed Index – Small Cap Core/14% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.09	3.40	4.45
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.15)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 66% Barclays U.S. Intermediate Government Bond Index/3% Volatility Managed Index — International/3% Volatility Managed Index — Mid Cap Core/11% Volatility Managed Index — Large Cap Core/3% Volatility Managed Index — Small Cap Core/14% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.18% and 1.09%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (5.1%), large cap value stocks (4.6%), mid cap stocks (3.8%), small cap stocks (3.3%) and international stocks (3.2%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (80.0%).

•

In 2015, U.S. large-cap equities and intermediate-term government bonds provided modest positive returns, while the value sector of the market, along with mid/small and international stocks, was in negative territory. The Portfolio’s performance is a function of its respective sector weightings. Its equity allocation fell modestly, as large-cap gains were offset by beaten-up international and small-cap holdings. Its fixed-income allocation was positive, with core and intermediate-term government bonds ending the year in positive territory.

•

The Portfolio slightly underperformed its primary equity and bond benchmarks, after a margin for fees. The Portfolio roughly matched its composite benchmark, mainly due to volatility in small-cap stocks.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Fixed Income	79.7%
Equity	20.3

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Intermediate Government Bond Portfolio	35.6%
EQ/Core Bond Index Portfolio	31.7
AXA 500 Managed Volatility Portfolio	12.9
AXA/AB Short Duration Government Bond Portfolio	12.2
AXA 2000 Managed Volatility Portfolio	3.6
AXA International Managed Volatility Portfolio	3.1
AXA 400 Managed Volatility Portfolio	0.7
JPMorgan Prime Money Market Fund, Institutional Class Shares	0.2

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$991.80	$2.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.93	2.30

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.45%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	1,714,175	$29,348,904
AXA 400 Managed Volatility Portfolio‡	295,810	5,589,181
AXA 500 Managed Volatility Portfolio‡	5,599,042	105,545,526
AXA International Managed Volatility Portfolio‡	2,207,530	25,750,870
AXA/AB Short Duration Government Bond Portfolio*‡	10,158,066	100,517,194
EQ/Core Bond Index Portfolio‡	26,399,368	260,416,063
EQ/Intermediate Government Bond Portfolio‡	28,478,713	292,672,088

Total Investment Companies (100.0%) (Cost $798,485,098)		819,839,826

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,370,823	$1,370,823

Total Short-Term Investment (0.2%) (Cost $1,370,823)		1,370,823

Total Investments (100.2%) (Cost $799,855,921)		821,210,649
Other Assets Less Liabilities (-0.2%)		(1,476,036)

Net Assets (100%)		$819,734,613

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$28,262,969	$6,666,472	$2,661,464	$29,348,904	$195,662	$1,227,985
AXA 400 Managed Volatility Portfolio	5,082,032	1,395,031	371,946	5,589,181	45,618	301,196
AXA 500 Managed Volatility Portfolio	94,590,484	23,991,320	10,919,650	105,545,526	1,247,645	1,878,325
AXA International Managed Volatility Portfolio	21,882,936	6,693,783	1,488,458	25,750,870	9,746	750,489
AXA/AB Short Duration Government Bond Portfolio (a)	91,339,242	18,870,018	9,476,938	100,517,194	—	182
EQ/Core Bond Index Portfolio	230,509,596	49,261,546	16,330,543	260,416,063	4,564,283	(12)
EQ/Intermediate Government Bond Portfolio	256,211,545	56,661,265	19,059,062	292,672,088	2,509,578	331,065

	$727,878,804	$163,539,435	$60,308,061	$819,839,826	$8,572,532	$4,489,230

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/AllianceBernstein Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$819,839,826	$—	$819,839,826
Short-Term Investments	1,370,823	—	—	1,370,823

Total Assets	$1,370,823	$819,839,826	$—	$821,210,649

Total Liabilities	$—	$—	$—	$—

Total	$1,370,823	$819,839,826	$—	$821,210,649

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$163,539,435
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$60,353,797

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,833,526
Aggregate gross unrealized depreciation	(6,539,993)

Net unrealized appreciation	$21,293,533

Federal income tax cost of investments	$799,917,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $798,485,098)	$819,839,826
Unaffiliated Issuers (Cost $1,370,823)	1,370,823
Cash	97,402
Dividends, interest and other receivables	71
Other assets	2,269

Total assets	821,310,391

LIABILITIES
Payable for securities purchased	1,222,126
Distribution fees payable – Class IB	174,147
Administrative fees payable	104,489
Investment management fees payable	28,041
Trustees’ fees payable	438
Accrued expenses	46,537

Total liabilities	1,575,778

NET ASSETS	$819,734,613

Net assets were comprised of:
Paid in capital	$796,204,972
Accumulated undistributed net investment income (loss)	13,135
Accumulated undistributed net realized gain (loss) on investments	2,161,778
Net unrealized appreciation (depreciation) on investments	21,354,728

Net assets	$819,734,613

Class IB
Net asset value, offering and redemption price per share, $819,734,613 / 69,946,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($8,572,532 of dividend income received from affiliates)	$8,573,066
Interest	904

Total income	8,573,970

EXPENSES
Distribution fees – Class IB	1,940,617
Administrative fees	1,164,376
Investment management fees	776,241
Professional fees	60,318
Custodian fees	39,500
Printing and mailing expenses	31,713
Trustees’ fees	15,388
Miscellaneous	11,710

Gross expenses	4,039,863
Less: Waiver from investment manager	(547,384)

Net expenses	3,492,479

NET INVESTMENT INCOME (LOSS)	5,081,491

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	45,736
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	4,443,494

Net realized gain (loss)	4,489,230

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(11,270,352)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,781,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,699,631)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,081,491	$3,407,071
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	4,489,230	2,590,222
Net change in unrealized appreciation (depreciation) on investments	(11,270,352)	11,794,626

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,699,631)	17,791,919

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(6,693,562)	(5,523,003)
Distributions from net realized capital gains
Class IB	(1,106,425)	(5,302,319)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,799,987)	(10,825,322)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 21,449,619 and 19,537,926 shares, respectively ]	255,342,013	231,251,516
Capital shares issued in reinvestment of dividends and distributions [ 663,722 and 911,909 shares, respectively ]	7,799,987	10,825,322
Capital shares repurchased [ (13,697,968) and (12,926,239) shares, respectively ]	(163,164,456)	(153,242,746)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	99,977,544	88,834,092

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,477,926	95,800,689
NET ASSETS:
Beginning of year	729,256,687	633,455,998

End of year (a)	$819,734,613	$729,256,687

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$13,135	$13,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2015		2014		2013		2012		2011
Net asset value, beginning of year	$11.85		$11.73		$11.39		$10.99		$11.21

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.05		0.09		0.18
Net realized and unrealized gain (loss) on investments	(0.09)		0.24		0.45		0.40		(0.10)

Total from investment operations	(0.01)		0.30		0.50		0.49		0.08

Less distributions:
Dividends from net investment income	(0.10)		(0.09)		(0.12)		(0.09)		(0.15)
Distributions from net realized gains	(0.02)		(0.09)		(0.04)		—		(0.15)

Total dividends and distributions	(0.12)		(0.18)		(0.16)		(0.09)		(0.30)

Net asset value, end of year	$11.72		$11.85		$11.73		$11.39		$10.99

Total return	(0.15)%		2.58%		4.42%		4.47%		0.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$819,735		$729,257		$633,456		$513,712		$310,374
Ratio of expenses to average net assets:
After waivers (f)	0.45	%(j)	0.44	%(j)	0.43	%(j)	0.43	%(j)	0.41	%(j)
Before waivers (f)	0.52%		0.53%		0.54%		0.55%		0.56%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.65%		0.50%		0.43%		0.84%		1.62%
Before waivers (f)(x)	0.58%		0.41%		0.33%		0.72%		1.47%
Portfolio turnover rate^	8%		11%		12%		14%		21%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.48)%	3.85%	6.23%
S&P 500 Index	1.38	12.57	16.04
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	2.33
50% Barclays U.S. Intermediate Government Bond Index/7% Volatility Managed Index- Intl/7% Volatility Managed Index- Mid Cap Core/19% Volatility Managed Index – Large Cap Core/7% Volatility Managed Index – Small Cap Core/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.01	4.95	6.87
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.48)% for the year ended December 31, 2015. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 50% Barclays U.S. Intermediate Government Bond Index/7% Volatility Managed Index — International/7% Volatility Managed Index — Mid Cap Core/19% Volatility Managed Index — Large Cap Core/7% Volatility Managed Index — Small Cap Core/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.18% and 1.01%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (10.3%), large cap value stocks (9.3%), mid cap stocks (7.3%), small cap stocks (6.5%) and international stocks (6.5%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (60.2%).

•

In 2015, U.S. large-cap equities and intermediate-term government bonds provided modest positive returns, while the value sector of the market, along with mid/small and international stocks were in negative territory. The Portfolio’s performance is a function of its respective sector weightings. Its equity allocation fell modestly, as large-cap gains were offset by beaten-up international and small-cap holdings. Its fixed-income allocation was positive, with core and intermediate-term government bonds ending the year in positive territory.

•

The Portfolio slightly underperformed its primary equity and bond benchmarks, after a margin for fees. The Portfolio roughly matched its composite benchmark, mainly due to volatility in small-cap stocks.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Fixed Income	59.7%
Equity	40.3

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
EQ/Intermediate Government Bond Portfolio	27.4%
AXA 500 Managed Volatility Portfolio	25.9
EQ/Core Bond Index Portfolio	24.2
AXA/AB Short Duration Government Bond Portfolio	8.1
AXA 2000 Managed Volatility Portfolio	7.2
AXA International Managed Volatility Portfolio	6.3
AXA 400 Managed Volatility Portfolio	0.9
JPMorgan Prime Money Market Fund, Institutional Class Shares	0.0	#
# Less than 0.05%

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$984.96	$2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.80	2.44

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	5,842,968	$100,039,180
AXA 400 Managed Volatility Portfolio‡	617,308	11,663,711
AXA 500 Managed Volatility Portfolio‡	19,067,200	359,428,927
AXA International Managed Volatility Portfolio‡	7,543,503	87,995,064
AXA/AB Short Duration Government Bond Portfolio*‡	11,328,868	112,102,642
EQ/Core Bond Index Portfolio‡	34,091,414	336,294,098
EQ/Intermediate Government Bond Portfolio‡	37,005,408	380,299,844

Total Investment Companies (100.1%) (Cost $1,311,521,065)		1,387,823,466

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	682,052	$682,052

Total Short-Term Investment (0.0%) (Cost $682,052)		682,052

Total Investments (100.1%) (Cost $1,312,203,117)		1,388,505,518
Other Assets Less Liabilities (-0.1%)		(1,428,187)

Net Assets (100%)		$1,387,077,331

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$102,524,327	$14,784,627	$7,213,056	$100,039,180	$666,705	$4,179,150
AXA 400 Managed Volatility Portfolio	11,027,700	2,002,178	283,229	11,663,711	95,146	626,937
AXA 500 Managed Volatility Portfolio	334,110,452	55,444,290	22,457,326	359,428,927	4,247,657	6,213,429
AXA International Managed Volatility Portfolio	77,281,323	17,031,717	1,768,860	87,995,064	32,857	2,549,584
AXA/AB Short Duration Government Bond Portfolio (a)	113,222,863	13,118,846	14,002,133	112,102,642	—	(1,169)
EQ/Core Bond Index Portfolio	306,209,724	44,390,234	10,439,112	336,294,098	5,892,796	(387)
EQ/Intermediate Government Bond Portfolio	344,416,116	48,841,793	11,570,765	380,299,844	3,260,241	429,608

	$1,288,792,505	$195,613,685	$67,734,481	$1,387,823,466	$14,195,402	$13,997,152

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/AllianceBernstein Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,387,823,466	$—	$1,387,823,466
Short-Term Investments	682,052	—	—	682,052

Total Assets	$682,052	$1,387,823,466	$—	$1,388,505,518

Total Liabilities	$—	$—	$—	$—

Total	$682,052	$1,387,823,466	$—	$1,388,505,518

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$195,613,685
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$67,697,090

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$86,303,084
Aggregate gross unrealized depreciation	(10,140,279)

Net unrealized appreciation	$76,162,805

Federal income tax cost of investments	$1,312,342,713

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,311,521,065)	$1,387,823,466
Unaffiliated Issuers (Cost $682,052)	682,052
Cash	10,802
Dividends, interest and other receivables	50
Other assets	4,004

Total assets	1,388,520,374

LIABILITIES
Payable for securities purchased	836,398
Distribution fees payable – Class IB	294,555
Administrative fees payable	176,734
Investment management fees payable	82,098
Trustees’ fees payable	878
Accrued expenses	52,380

Total liabilities	1,443,043

NET ASSETS	$1,387,077,331

Net assets were comprised of:
Paid in capital	$1,304,250,558
Accumulated undistributed net investment income (loss)	31,439
Accumulated undistributed net realized gain (loss) on investments	6,492,933
Net unrealized appreciation (depreciation) on investments	76,302,401

Net assets	$1,387,077,331

Class IB
Net asset value, offering and redemption price per share, $1,387,077,331 / 105,462,366 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($14,195,402 of dividend income received from affiliates)	$14,195,698
Interest	1,089

Total income	14,196,787

EXPENSES
Distribution fees – Class IB	3,379,025
Administrative fees	2,027,425
Investment management fees	1,351,600
Professional fees	63,745
Printing and mailing expenses	55,773
Custodian fees	42,001
Trustees’ fees	26,990
Miscellaneous	21,538

Gross expenses	6,968,097
Less: Waiver from investment manager	(536,305)

Net expenses	6,431,792

NET INVESTMENT INCOME (LOSS)	7,764,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(37,391)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	14,034,543

Net realized gain (loss)	13,997,152

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(28,848,243)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,851,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,086,096)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,764,995	$5,564,825
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	13,997,152	14,670,464
Net change in unrealized appreciation (depreciation) on investments	(28,848,243)	24,365,404

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,086,096)	44,600,693

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(13,215,381)	(12,779,036)
Distributions from net realized capital gains
Class IB	(9,050,891)	(16,989,755)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(22,266,272)	(29,768,791)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 18,490,468 and 22,361,508 shares, respectively ]	249,327,773	299,759,102
Capital shares issued in reinvestment of dividends and distributions [ 1,686,838 and 2,209,774 shares, respectively ]	22,266,272	29,768,791
Capital shares repurchased [ (10,631,910) and (10,031,690) shares, respectively ]	(143,323,073)	(134,432,349)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	128,270,972	195,095,544

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,918,604	209,927,446
NET ASSETS:
Beginning of year	1,288,158,727	1,078,231,281

End of year (a)	$1,387,077,331	$1,288,158,727

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$31,439	$31,713

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2015		2014		2013		2012		2011
Net asset value, beginning of year	$13.43		$13.25		$12.23		$11.50		$11.99

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.05		0.09		0.15
Net realized and unrealized gain (loss) on investments	(0.14)		0.45		1.23		0.73		(0.31)

Total from investment operations	(0.06)		0.51		1.28		0.82		(0.16)

Less distributions:
Dividends from net investment income	(0.13)		(0.14)		(0.21)		(0.09)		(0.14)
Distributions from net realized gains	(0.09)		(0.19)		(0.05)		—		(0.19)

Total dividends and distributions	(0.22)		(0.33)		(0.26)		(0.09)		(0.33)

Net asset value, end of year	$13.15		$13.43		$13.25		$12.23		$11.50

Total return	(0.48)%		3.81%		10.54%		7.17%		(1.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,387,077		$1,288,159		$1,078,231		$748,775		$466,319
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.46	%(j)	0.45	%(j)	0.45	%(j)	0.43	%(j)
Before waivers (f)	0.52%		0.52%		0.53%		0.54%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.57%		0.47%		0.38%		0.71%		1.22%
Before waivers (f)(x)	0.53%		0.41%		0.30%		0.62%		1.11%
Portfolio turnover rate^	5%		7%		7%		13%		19%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	(0.68)%	4.60%	7.20%
Portfolio – Class IB Shares*	(0.61)	4.54	7.12
S&P 500 Index	1.38	12.57	16.04
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	2.33
42% Barclays U.S. Intermediate Government Bond Index/8% Volatility Managed Index – Intl/8% Volatility Managed Index – Mid Cap Core/26% Volatility Managed Index – Large Cap Core/8% Volatility Managed Index – Small Cap Core/8% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.07	5.85	8.15
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.61)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 42% Barclays U.S. Intermediate Government Bond Index/8% Volatility Managed Index — International/8% Volatility Managed Index — Mid Cap Core/26% Volatility Managed Index — Large Cap Core/8% Volatility Managed Index — Small Cap Core/8% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.18% and 1.07%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (12.8%), large cap value stocks (11.5%), mid cap stocks (9.1%), small cap stocks (8.3%) and international stocks (8.0%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (50.1%).

•

In 2015, U.S. large-cap equities and intermediate-term government bonds provided modest positive returns, while the value sector of the market, along with mid/small and international stocks were in negative territory. The Portfolio’s performance is a function of its respective sector weightings. Its equity allocation fell modestly, as large-cap gains were offset by beaten-up international and small-cap holdings. Its fixed-income allocation was positive, with core and intermediate-term government bonds ending the year in positive territory.

•	The Portfolio slightly underperformed its primary equity and bond benchmarks. The Portfolio slightly underperformed its composite benchmark as well.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	50.4%
Fixed Income	49.6

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
AXA 500 Managed Volatility Portfolio	32.3%
EQ/Intermediate Government Bond Portfolio	22.7
EQ/Core Bond Index Portfolio	20.2
AXA 2000 Managed Volatility Portfolio	9.2
AXA International Managed Volatility Portfolio	7.8
AXA/AB Short Duration Government Bond Portfolio	6.7
AXA 400 Managed Volatility Portfolio	1.1

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$982.09	$2.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.60	2.63
Class IB
Actual	1,000.00	982.11	2.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.61	2.63

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.52% and 0.52%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	16,826,048	$288,083,751
AXA 400 Managed Volatility Portfolio‡	1,807,154	34,145,200
AXA 500 Managed Volatility Portfolio‡	53,726,047	1,012,770,365
AXA International Managed Volatility Portfolio‡	21,132,883	246,515,361
AXA/AB Short Duration Government Bond Portfolio*‡	21,149,726	209,283,066
EQ/Core Bond Index Portfolio‡	64,124,242	632,552,355

EQ/Intermediate Government Bond Portfolio‡	69,370,525	$712,912,014

Total Investments (100.1%) (Cost $2,946,932,809)		3,136,262,112
Other Assets Less Liabilities (-0.1%)		(2,748,148)

Net Assets (100%)		$3,133,513,964

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$288,540,934	$42,108,819	$13,541,734	$288,083,751	$1,918,183	$12,020,789
AXA 400 Managed Volatility Portfolio	31,871,208	5,719,281	256,425	34,145,200	278,282	1,834,816
AXA 500 Managed Volatility Portfolio	927,214,758	150,178,286	42,316,000	1,012,770,365	11,958,226	17,515,155
AXA International Managed Volatility Portfolio	214,040,346	47,115,244	1,641,176	246,515,361	92,193	7,143,423
AXA/AB Short Duration Government Bond Portfolio (a)	201,950,978	24,522,099	16,744,066	209,283,066	—	(323)
EQ/Core Bond Index Portfolio	572,326,001	87,118,195	19,646,130	632,552,355	11,075,329	363
EQ/Intermediate Government Bond Portfolio	639,375,238	96,476,566	20,364,591	712,912,014	6,106,391	804,888

	$2,875,319,463	$453,238,490	$114,510,122	$3,136,262,112	$31,428,604	$39,319,111

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/AllianceBernstein Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,136,262,112	$—	$3,136,262,112

Total Assets	$—	$3,136,262,112	$—	$3,136,262,112

Total Liabilities	$—	$–	$—	$—

Total	$—	$3,136,262,112	$—	$3,136,262,112

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$453,238,490
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$114,439,626

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$213,733,728
Aggregate gross unrealized depreciation	(24,706,083)

Net unrealized appreciation	$189,027,645

Federal income tax cost of investments	$2,947,234,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,946,932,809)	$3,136,262,112
Dividends, interest and other receivables	102
Other assets	8,974

Total assets	3,136,271,188

LIABILITIES
Overdraft payable	936,067
Distribution fees payable – Class IB	665,289
Administrative fees payable	399,200
Payable for securities purchased	355,482
Investment management fees payable	331,506
Trustees’ fees payable	2,027
Distribution fees payable – Class IA	40
Accrued expenses	67,613

Total liabilities	2,757,224

NET ASSETS	$3,133,513,964

Net assets were comprised of:
Paid in capital	$2,925,829,178
Accumulated undistributed net investment income (loss)	74,838
Accumulated undistributed net realized gain (loss) on investments	18,280,645
Net unrealized appreciation (depreciation) on investments	189,329,303

Net assets	$3,133,513,964

Class IA
Net asset value, offering and redemption price per share, $189,418 / 13,733 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.79

Class IB
Net asset value, offering and redemption price per share, $3,133,324,546 / 226,897,625 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($31,428,604 of dividend income received from affiliates)	$31,429,036
Interest	2,383

Total income	31,431,419

EXPENSES
Distribution fees – Class IB	7,611,865
Administrative fees	4,567,475
Investment management fees	3,044,947
Printing and mailing expenses	123,471
Professional fees	77,233
Recoupment fees	63,960
Trustees’ fees	60,658
Custodian fees	42,000
Distribution fees – Class IA	557
Miscellaneous	48,173

Total expenses	15,640,339

NET INVESTMENT INCOME (LOSS)	15,791,080

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(70,496)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	39,389,607

Net realized gain (loss)	39,319,111

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(77,785,719)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,466,608)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,675,528)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,791,080	$11,414,845
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	39,319,111	43,914,894
Net change in unrealized appreciation (depreciation) on investments	(77,785,719)	57,207,454

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,675,528)	112,537,193

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,896)	(2,779)
Class IB	(31,158,359)	(31,322,327)

	(31,160,255)	(31,325,106)

Distributions from net realized capital gains
Class IA	(1,570)	(4,435)
Class IB	(25,034,022)	(47,145,251)

	(25,035,592)	(47,149,686)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(56,195,847)	(78,474,792)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 251 and 508 shares, respectively ]	3,466	7,214
Capital shares repurchased [ (4,422) and (1,356) shares, respectively ]	(63,144)	(19,197)

Total Class IA transactions	(59,678)	(11,983)

Class IB
Capital shares sold [ 35,515,008 and 45,639,913 shares, respectively ]	505,201,425	644,932,207
Capital shares issued in reinvestment of dividends and distributions [ 4,055,774 and 5,519,933 shares, respectively ]	56,192,381	78,467,578
Capital shares repurchased [ (15,830,899) and (12,817,510) shares, respectively ]	(224,696,413)	(180,956,994)

Total Class IB transactions	336,697,393	542,442,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	336,637,715	542,430,808

TOTAL INCREASE (DECREASE) IN NET ASSETS	257,766,340	576,493,209
NET ASSETS:
Beginning of year	2,875,747,624	2,299,254,415

End of year (a)	$3,133,513,964	$2,875,747,624

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$74,838	$75,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014		2013		2012		2011
Net asset value, beginning of year	$14.14		$13.93		$12.55		$11.65		$12.25

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.05		0.03		0.05		0.18
Net realized and unrealized gain (loss) on investments	(0.15)		0.57		1.67		0.94		(0.44)

Total from investment operations	(0.10)		0.62		1.70		0.99		(0.26)

Less distributions:
Dividends from net investment income	(0.14)		(0.16)		(0.26)		(0.09)		(0.16)
Distributions from net realized gains	(0.11)		(0.25)		(0.06)		—		(0.18)

Total dividends and distributions	(0.25)		(0.41)		(0.32)		(0.09)		(0.34)

Net asset value, end of year	$13.79		$14.14		$13.93		$12.55		$11.65

Total return	(0.68)%		4.44%		13.60%		8.53%		(2.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$189		$253		$261		$257		$555
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(j)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.21	%(k)
Before waivers (f)	0.51%		0.52%		0.52%		0.53%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.34%		0.34%		0.20%		0.42%		1.47%
Before waivers (f)(x)	0.34%		0.32%		0.17%		0.38%		1.40%
Portfolio turnover rate ^	4%		7%		6%		12%		15%

	Year Ended December 31,
Class IB	2015		2014		2013		2012		2011
Net asset value, beginning of year	$14.15		$13.95		$12.56		$11.66		$12.27

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.06		0.04		0.08		0.13
Net realized and unrealized gain (loss) on investments	(0.16)		0.55		1.67		0.91		(0.42)

Total from investment operations	(0.09)		0.61		1.71		0.99		(0.29)

Less distributions:
Dividends from net investment income	(0.14)		(0.16)		(0.26)		(0.09)		(0.14)
Distributions from net realized gains	(0.11)		(0.25)		(0.06)		—		(0.18)

Total dividends and distributions	(0.25)		(0.41)		(0.32)		(0.09)		(0.32)

Net asset value, end of year	$13.81		$14.15		$13.95		$12.56		$11.66

Total return	(0.61)%		4.36%		13.67%		8.52%		(2.40)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,133,325		$2,875,494		$2,298,993		$1,475,415		$912,114
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(j)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.46	%(k)
Before waivers (f)	0.51%		0.52%		0.52%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.52%		0.44%		0.32%		0.64%		1.08%
Before waivers (f)(x)	0.52%		0.42%		0.29%		0.59%		1.01%
Portfolio turnover rate^	4%		7%		6%		12%		15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.76)%	5.28%	8.46%
S&P 500 Index	1.38	12.57	16.04
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	2.33
33% Barclays U.S. Intermediate Government Bond Index /10% Volatility Managed Index – Intl/10% Volatility Managed Index- Mid Cap Core/ 30% Volatility Managed Index – Large Cap Core /10% Volatility Managed Index – Small Cap Core/7% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.97	6.57	9.31
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.76)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 33% Barclays U.S. Intermediate Government Bond Index/10% Volatility Managed Index — International/10% Volatility Managed Index — Mid Cap Core/30% Volatility Managed Index — Large Cap Core/10% Volatility Managed Index — Small Cap Core/7% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.18% and 0.97%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (15.4%), large cap value stocks (13.9%), mid cap stocks (11.0%), small cap stocks (10.0%) and international stocks (9.5%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (40.1%).

•

In 2015, U.S. large-cap equities and intermediate-term government bonds provided modest positive returns, while the value sector of the market, along with mid/small and international stocks were in negative territory. The Portfolio’s performance is a function of its respective sector weightings. Its equity allocation fell modestly, as large-cap gains were offset by beaten-up international and small-cap holdings. Its fixed-income allocation was positive, with core and intermediate-term government bonds ending the year in positive territory.

•	The Portfolio underperformed its primary equity and bond benchmarks after a margin for fees. The Portfolio slightly underperformed its composite benchmark.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	60.5%
Fixed Income	39.5

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
AXA 500 Managed Volatility Portfolio	38.9%
EQ/Intermediate Government Bond Portfolio	18.0
EQ/Core Bond Index Portfolio	16.2
AXA 2000 Managed Volatility Portfolio	11.0
AXA International Managed Volatility Portfolio	9.3
AXA/AB Short Duration Government Bond Portfolio	5.3
AXA 400 Managed Volatility Portfolio	1.3

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$979.57	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.59

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	41,501,717	$710,563,207
AXA 400 Managed Volatility Portfolio‡	4,443,302	83,953,816
AXA 500 Managed Volatility Portfolio‡	132,778,597	2,502,961,509
AXA International Managed Volatility Portfolio‡	51,153,727	596,708,916
AXA/AB Short Duration Government Bond Portfolio*‡	34,374,069	340,142,024
EQ/Core Bond Index Portfolio‡	105,427,629	1,039,988,825

EQ/Intermediate Government Bond Portfolio‡	112,559,220	$1,156,756,713

Total Investments (100.1%) (Cost $5,898,244,073)		6,431,075,010
Other Assets Less Liabilities (-0.1%)		(5,492,018)

Net Assets (100%)		$6,425,582,992

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$719,931,085	$86,604,792	$24,308,500	$710,563,207	$4,743,102	$29,749,263
AXA 400 Managed Volatility Portfolio	80,475,504	11,860,215	543,502	83,953,816	686,085	4,528,000
AXA 500 Managed Volatility Portfolio	2,347,513,878	293,613,316	82,047,464	2,502,961,509	29,622,302	43,530,718
AXA International Managed Volatility Portfolio	537,032,501	94,578,006	3,441,771	596,708,916	227,399	17,458,853
AXA/AB Short Duration Government Bond Portfolio (a)	330,413,567	29,907,490	19,447,516	340,142,024	—	(1,857)
EQ/Core Bond Index Portfolio	969,855,372	122,670,511	40,934,877	1,039,988,825	18,249,422	(79)
EQ/Intermediate Government Bond Portfolio	1,062,326,520	140,297,165	41,928,200	1,156,756,713	9,931,068	1,313,452

	$6,047,548,427	$779,531,495	$212,651,830	$6,431,075,010	$63,459,378	$96,578,350

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/AllianceBernstein Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,431,075,010	$—	$6,431,075,010

Total Assets	$—	$6,431,075,010	$—	$6,431,075,010

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,431,075,010	$—	$6,431,075,010

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$779,531,495
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$212,601,986

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$577,198,512
Aggregate gross unrealized depreciation	(44,919,397)

Net unrealized appreciation	$532,279,115

Federal income tax cost of investments	$5,898,795,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,898,244,073)	$6,431,075,010
Receivable for securities sold	366,589
Other assets	18,841

Total assets	6,431,460,440

LIABILITIES
Overdraft payable	3,036,017
Distribution fees payable – Class IB	1,367,748
Administrative fees payable	820,653
Investment management fees payable	547,095
Trustees’ fees payable	4,038
Accrued expenses	101,897

Total liabilities	5,877,448

NET ASSETS	$6,425,582,992

Net assets were comprised of:
Paid in capital	$5,847,925,671
Accumulated undistributed net investment income (loss)	213,264
Accumulated undistributed net realized gain (loss) on investments	44,613,120
Net unrealized appreciation (depreciation) on investments	532,830,937

Net assets	$6,425,582,992

Class IB
Net asset value, offering and redemption price per share, $6,425,582,992 / 431,677,554 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($63,459,378 of dividend income received from affiliates)	$63,459,424
Interest	4,231

Total income	63,463,655

EXPENSES
Distribution fees – Class IB	15,853,674
Administrative fees	9,512,251
Investment management fees	6,341,423
Printing and mailing expenses	255,671
Trustees’ fees	126,810
Professional fees	91,854
Custodian fees	70,600
Miscellaneous	101,374

Total expenses	32,353,657

NET INVESTMENT INCOME (LOSS)	31,109,998

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(49,844)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	96,628,194

Net realized gain (loss)	96,578,350

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(183,353,082)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(86,774,732)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(55,664,734)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,109,998	$21,499,139
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	96,578,350	113,606,355
Net change in unrealized appreciation (depreciation) on investments	(183,353,082)	136,933,509

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(55,664,734)	272,039,003

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(69,164,194)	(71,534,747)
Distributions from net realized capital gains
Class IB	(62,553,686)	(125,492,123)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(131,717,880)	(197,026,870)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 54,683,205 and 74,977,975 shares, respectively ]	842,477,370	1,146,950,781
Capital shares issued in reinvestment of dividends and distributions [ 8,823,754 and 12,793,605 shares, respectively ]	131,717,880	197,026,870
Capital shares repurchased [ (26,350,420) and (23,042,227) shares, respectively ]	(404,824,946)	(351,953,392)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	569,370,304	992,024,259

TOTAL INCREASE (DECREASE) IN NET ASSETS	381,987,690	1,067,036,392
NET ASSETS:
Beginning of year	6,043,595,302	4,976,558,910

End of year (a)	$6,425,582,992	$6,043,595,302

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$213,264	$214,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2015		2014		2013		2012		2011
Net asset value, beginning of year	$15.32		$15.09		$13.26		$12.15		$12.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.03		0.07		0.12
Net realized and unrealized gain (loss) on investments	(0.20)		0.69		2.20		1.13		(0.56)

Total from investment operations	(0.12)		0.75		2.23		1.20		(0.44)

Less distributions:
Dividends from net investment income	(0.16)		(0.18)		(0.32)		(0.09)		(0.13)
Distributions from net realized gains	(0.15)		(0.34)		(0.08)		—		(0.18)

Total dividends and distributions	(0.31)		(0.52)		(0.40)		(0.09)		(0.31)

Net asset value, end of year	$14.89		$15.32		$15.09		$13.26		$12.15

Total return	(0.76)%		5.02%		16.86%		9.89%		(3.36)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,425,583		$6,043,595		$4,976,559		$3,350,669		$2,286,176
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(k)	0.52	%(j)	0.53	%(j)	0.52	%(j)	0.50	%(j)
Before waivers (f)	0.51%		0.52%		0.53%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.49%		0.39%		0.23%		0.51%		0.93%
Before waivers (f)(x)	0.49%		0.39%		0.23%		0.51%		0.91%
Portfolio turnover rate^	3%		6%		6%		11%		13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.06%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	(0.95)%	6.03%	9.29%
Portfolio – Class IB Shares*	(1.01)	5.97	9.19
S&P 500 Index	1.38	12.57	16.04
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	2.33
25% Barclays U.S. Intermediate Government Bond Index/12% Volatility Managed Index – Intl/12% Volatility Managed Index – Mid Cap Core/34% Volatility Managed Index – Large Cap Core/12% Volatility Managed Index – Small Cap Core/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.87	7.30	10.48
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.01)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and 25% Barclays U.S. Intermediate Government Bond Index/12% Volatility Managed Index — International/12% Volatility Managed Index — Mid Cap Core/34% Volatility Managed Index — Large Cap Core/12% Volatility Managed Index — Small Cap Core/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.18% and 0.87%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (18.0%), large cap value stocks (16.2%), mid cap stocks (12.9%), small cap stocks (11.9%) and international stocks (10.9%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (30.1%).

•

In 2015, U.S. large-cap equities and intermediate-term government bonds provided modest positive returns, while the value sector of the market, along with mid/small and international stocks were in negative territory. The Portfolio’s performance is a function of its respective sector weightings. Its equity allocation fell modestly, as large-cap gains were offset by beaten-up international and small-cap holdings. Its fixed-income allocation was modestly positive, with core and intermediate-term government bonds ending the year in positive territory.

•	The Portfolio underperformed its primary equity and bond benchmarks. The Portfolio slightly underperformed its composite benchmark during the period.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	70.7%
Fixed Income	29.3

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
AXA 500 Managed Volatility Portfolio	45.4%
EQ/Intermediate Government Bond Portfolio	13.3
AXA 2000 Managed Volatility Portfolio	13.1
EQ/Core Bond Index Portfolio	12.0
AXA International Managed Volatility Portfolio	10.6
AXA/AB Short Duration Government Bond Portfolio	4.0
AXA 400 Managed Volatility Portfolio	1.6
JPMorgan Prime Money Market Fund, Institutional Class Shares	0.0	#
# Less than 0.05%

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$975.84	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.60
Class IB
Actual	1,000.00	975.25	2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.51% and 0.51%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	29,945,099	$512,698,923
AXA 400 Managed Volatility Portfolio‡	3,390,651	64,064,530
AXA 500 Managed Volatility Portfolio‡	94,086,970	1,773,599,591
AXA International Managed Volatility Portfolio‡	35,573,937	414,970,456
AXA/AB Short Duration Government Bond Portfolio*‡	15,679,009	155,148,632
EQ/Core Bond Index Portfolio‡	47,392,566	467,503,060
EQ/Intermediate Government Bond Portfolio‡	50,798,568	522,050,390

Total Investment Companies (100.1%) (Cost $3,702,527,713)		3,910,035,582

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	220,873	$220,873

Total Short-Term Investment (0.0%) (Cost $220,873)		220,873

Total Investments (100.1%) (Cost $3,702,748,586)		3,910,256,455
Other Assets Less Liabilities (-0.1%)		(2,162,383)

Net Assets (100%)		$3,908,094,072

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$458,278,998	$114,320,719	$7,942,089	$512,698,923	$3,415,676	$21,313,126
AXA 400 Managed Volatility Portfolio	54,871,262	15,362,483	56,266	64,064,530	522,551	3,437,325
AXA 500 Managed Volatility Portfolio	1,482,964,621	363,120,370	30,293,144	1,773,599,591	20,952,091	30,565,684
AXA International Managed Volatility Portfolio	338,262,952	100,572,947	353,606	414,970,456	155,662	12,043,817
AXA/AB Short Duration Government Bond Portfolio (a)	132,464,643	32,578,863	9,561,019	155,148,632	—	(276)
EQ/Core Bond Index Portfolio	390,117,855	99,496,344	16,461,866	467,503,060	8,188,902	(193)
EQ/Intermediate Government Bond Portfolio	430,963,729	109,761,681	16,525,100	522,050,390	4,473,520	590,044

	$3,287,924,060	$835,213,407	$81,193,090	$3,910,035,582	$37,708,402	$67,949,527

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/AllianceBernstein Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,910,035,582	$—	$3,910,035,582
Short-Term Investments	220,873	—	—	220,873

Total Assets	$220,873	$3,910,035,582	$—	$3,910,256,455

Total Liabilities	$—	$—	$—	$—

Total	$220,873	$3,910,035,582	$—	$3,910,256,455

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$835,213,407
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$81,184,873

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,011,915
Aggregate gross unrealized depreciation	(39,681,985)

Net unrealized appreciation	$207,329,930

Federal income tax cost of investments	$3,702,926,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,702,527,713)	$3,910,035,582
Unaffiliated Issuers (Cost $220,873)	220,873
Cash	687,924
Dividends, interest and other receivables	146
Other assets	10,593

Total assets	3,910,955,118

LIABILITIES
Payable for securities purchased	1,143,480
Distribution fees payable – Class IB	829,618
Administrative fees payable	497,938
Investment management fees payable	331,954
Trustees’ fees payable	2,311
Distribution fees payable – Class IA	276
Accrued expenses	55,469

Total liabilities	2,861,046

NET ASSETS	$3,908,094,072

Net assets were comprised of:
Paid in capital	$3,668,686,692
Accumulated undistributed net investment income (loss)	84,606
Accumulated undistributed net realized gain (loss) on investments	31,814,905
Net unrealized appreciation (depreciation) on investments	207,507,869

Net assets	$3,908,094,072

Class IA
Net asset value, offering and redemption price per share, $1,292,098 / 83,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.43

Class IB
Net asset value, offering and redemption price per share, $3,906,801,974 / 252,960,332 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.44

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($37,708,402 of dividend income received from affiliates)	$37,709,435
Interest	3,755

Total income	37,713,190

EXPENSES
Distribution fees – Class IB	9,195,465
Administrative fees	5,519,284
Investment management fees	3,679,477
Recoupment fees	393,631
Printing and mailing expenses	147,519
Professional fees	78,718
Trustees’ fees	71,968
Custodian fees	39,000
Distribution fees – Class IA	3,297
Miscellaneous	55,460

Total expenses	19,183,819

NET INVESTMENT INCOME (LOSS)	18,529,371

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(8,217)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	67,957,744

Net realized gain (loss)	67,949,527

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(131,908,795)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(63,959,268)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(45,429,897)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,529,371	$12,115,960
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	67,949,527	73,674,302
Net change in unrealized appreciation (depreciation) on investments	(131,908,795)	70,281,377

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,429,897)	156,071,639

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,015)	(17,494)
Class IB	(45,236,143)	(43,144,531)

	(45,251,158)	(43,162,025)

Distributions from net realized capital gains
Class IA	(13,760)	(30,359)
Class IB	(39,982,944)	(69,326,416)

	(39,996,704)	(69,356,775)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(85,247,862)	(112,518,800)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,753 and 0 shares, respectively ]	26,448	—
Capital shares issued in reinvestment of dividends and distributions [ 1,860 and 2,983 shares, respectively ]	28,775	47,853
Capital shares repurchased [ (2,880) and (2,295) shares, respectively ]	(46,222)	(36,601)

Total Class IA transactions	9,001	11,252

Class IB
Capital shares sold [ 53,114,026 and 62,337,657 shares, respectively ]	852,411,547	991,437,541
Capital shares issued in reinvestment of dividends and distributions [ 5,502,439 and 7,005,144 shares, respectively ]	85,219,087	112,470,947
Capital shares repurchased [ (11,643,406) and (9,499,456) shares, respectively ]	(185,421,520)	(150,924,093)

Total Class IB transactions	752,209,114	952,984,395

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	752,218,115	952,995,647

TOTAL INCREASE (DECREASE) IN NET ASSETS	621,540,356	996,548,486
NET ASSETS:
Beginning of year	3,286,553,716	2,290,005,230

End of year (a)	$3,908,094,072	$3,286,553,716

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$84,606	$84,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014		2013		2012		2011
Net asset value, beginning of year	$15.93		$15.65		$13.40		$12.14		$13.06

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.05		0.01		0.05		0.09
Net realized and unrealized gain (loss) on investments	(0.22)		0.82		2.70		1.31		(0.63)

Total from investment operations	(0.15)		0.87		2.71		1.36		(0.54)

Less distributions:
Dividends from net investment income	(0.18)		(0.21)		(0.38)		(0.10)		(0.18)
Distributions from net realized gains	(0.17)		(0.38)		(0.08)		—		(0.20)

Total dividends and distributions	(0.35)		(0.59)		(0.46)		(0.10)		(0.38)

Net asset value, end of year	$15.43		$15.93		$15.65		$13.40		$12.14

Total return	(0.95)%		5.57%		20.25%		11.18%		(4.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,292		$1,323		$1,288		$1,279		$1,188
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(m)	0.52	%(j)	0.51	%(j)	0.51	%(j)	0.23	%(k)
Before waivers and reimbursements (f)	0.52%		0.52%		0.52%		0.53%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.43%		0.31%		0.06%		0.36%		0.66%
Before waivers and reimbursements (f)(x)	0.43%		0.31%		0.05%		0.33%		0.62%
Portfolio turnover rate^	2%		5%		5%		9%		13%

	Year Ended December 31,
Class IB	2015		2014		2013		2012		2011
Net asset value, beginning of year	$15.95		$15.66		$13.41		$12.15		$13.07

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.07		0.04		0.07		0.09
Net realized and unrealized gain (loss) on investments	(0.24)		0.81		2.67		1.29		(0.66)

Total from investment operations	(0.16)		0.88		2.71		1.36		(0.57)

Less distributions:
Dividends from net investment income	(0.18)		(0.21)		(0.38)		(0.10)		(0.15)
Distributions from net realized gains	(0.17)		(0.38)		(0.08)		—		(0.20)

Total dividends and distributions	(0.35)		(0.59)		(0.46)		(0.10)		(0.35)

Net asset value, end of year	$15.44		$15.95		$15.66		$13.41		$12.15

Total return	(1.01)%		5.63%		20.24%		11.17%		(4.38)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,906,802		$3,285,231		$2,288,717		$1,211,933		$740,513
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(m)	0.52	%(j)	0.51	%(j)	0.51	%(j)	0.48	%(k)
Before waivers and reimbursements (f)	0.52%		0.52%		0.52%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.50%		0.44%		0.27%		0.55%		0.67%
Before waivers and reimbursements (f)(x)	0.50%		0.44%		0.26%		0.53%		0.62%
Portfolio turnover rate^	2%		5%		5%		9%		13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IA and 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(1.14)%	8.63%
S&P 500 Index	1.38	13.36
Barclays U.S. Intermediate Government Bond Index	1.18	1.07
17% Barclays U.S. Intermediate Government Bond Index/13% Volatility Managed Index – Intl/13% Volatility Managed Index – Mid Cap Core/41% Volatility Managed Index – Large Cap Core/13% Volatility Managed Index – Small Cap Core/3% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.88	9.75
* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.14)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 17% Barclays U.S. Intermediate Government Bond Index /13% Volatility Managed Index — International/13% Volatility Managed Index — Mid Cap Core/41% Volatility Managed Index — Large Cap Core/13% Volatility Managed Index — Small Cap Core/3% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.38%, 1.18% and 0.88%, respectively.

Portfolio Highlights

•

As of 12/31/2015, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (20.5%), large cap value stocks (18.5%), mid cap stocks (14.7%), small cap stocks (13.7%), international stocks (12.6%).

•	As of 12/31/2015, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (19.9%).

•

In 2015, U.S. large-cap equities and intermediate-term government bonds provided modest positive returns, while the value sector of the market, along with mid/small and international stocks were in negative territory. The Portfolio’s performance is a function of its respective sector weightings. Its equity allocation fell modestly, as large-cap gains were offset by beaten-up international and small-cap holdings. Its fixed-income allocation was modestly positive, with core and intermediate-term government bonds ending the year in positive territory.

•	The Portfolio underperformed its primary equity and bond benchmarks. The Portfolio underperformed its composite benchmark during the period.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	81.0%
Fixed Income	19.0

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
AXA 500 Managed Volatility Portfolio	51.8%
AXA 2000 Managed Volatility Portfolio	15.2
AXA International Managed Volatility Portfolio	12.3
EQ/Intermediate Government Bond Portfolio	8.6
EQ/Core Bond Index Portfolio	7.7
AXA/AB Short Duration Government Bond Portfolio	2.7
AXA 400 Managed Volatility Portfolio	1.7
JPMorgan Prime Money Market Fund, Institutional Class Shares	0.0	#
# Less than 0.05%

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$971.89	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.63	2.60

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51% multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	19,799,462	$338,992,459
AXA 400 Managed Volatility Portfolio‡	2,064,464	39,006,936
AXA 500 Managed Volatility Portfolio‡	61,407,808	1,157,576,469
AXA International Managed Volatility Portfolio‡	23,579,935	275,060,264
AXA/AB Short Duration Government Bond Portfolio*‡	6,111,648	60,476,649
EQ/Core Bond Index Portfolio‡	17,422,159	171,860,558
EQ/Intermediate Government Bond Portfolio‡	18,760,025	192,794,383

Total Investment Companies (100.0%) (Cost $2,258,115,675)		2,235,767,718

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	178,710	$178,710

Total Short-Term Investment (0.0%) (Cost $178,710)		178,710

Total Investments (100.0%) (Cost $2,258,294,385)		2,235,946,428
Other Assets Less Liabilities (0.0%)		521,230

Net Assets (100%)		$2,236,467,658

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$256,910,115	$123,005,245	$6,371,268	$338,992,459	$2,243,744	$13,910,909
AXA 400 Managed Volatility Portfolio	26,934,152	15,948,560	47,146	39,006,936	315,789	2,064,442
AXA 500 Managed Volatility Portfolio	813,020,498	383,589,575	9,640,600	1,157,576,469	13,590,464	19,598,616
AXA International Managed Volatility Portfolio	187,898,956	104,164,670	294,498	275,060,264	97,596	7,765,176
AXA/AB Short Duration Government Bond Portfolio (a)	45,532,143	22,048,505	6,976,535	60,476,649	—	46
EQ/Core Bond Index Portfolio	119,548,707	57,997,571	3,376,747	171,860,558	2,991,406	(22)
EQ/Intermediate Government Bond Portfolio	133,360,091	63,847,704	3,400,036	192,794,383	1,641,797	215,839

	$1,583,204,662	$770,601,830	$30,106,830	$2,235,767,718	$20,880,796	$43,555,006

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/AllianceBernstein Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,235,767,718	$—	$2,235,767,718
Short-Term Investments	178,710	—	—	178,710

Total Assets	$178,710	$2,235,767,718	$—	$2,235,946,428

Total Liabilities	$—	$—	$—	$—

Total	$178,710	$2,235,767,718	$—	$2,235,946,428

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Investment Companies	$770,601,830
Net Proceeds of Sales and Redemptions:
Investment Companies	$30,106,343

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,909,534
Aggregate gross unrealized depreciation	(61,271,967)

Net unrealized depreciation	$(22,362,433)

Federal income tax cost of investments	$2,258,308,861

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,258,115,675)	$2,235,767,718
Unaffiliated Issuers (Cost $178,710)	178,710
Cash	640,000
Receivable from Separate Accounts for Trust shares sold	2,060,598
Dividends, interest and other receivables	237
Other assets	5,379

Total assets	2,238,652,642

LIABILITIES
Payable for securities purchased	804,844
Distribution fees payable – Class IB	471,427
Payable to Separate Accounts for Trust shares redeemed	417,532
Administrative fees payable	282,857
Investment management fees payable	188,569
Trustees’ fees payable	1,203
Accrued expenses	18,552

Total liabilities	2,184,984

NET ASSETS	$2,236,467,658

Net assets were comprised of:
Paid in capital	$2,238,128,471
Accumulated undistributed net investment income (loss)	1,618
Accumulated undistributed net realized gain (loss) on investments	20,685,526
Net unrealized appreciation (depreciation) on investments	(22,347,957)

Net assets	$2,236,467,658

Class IB
Net asset value, offering and redemption price per share, $2,236,467,658 / 181,373,736 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.33

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($20,880,796 of dividend income received from affiliates)	$20,882,237
Interest	2,753

Total income	20,884,990

EXPENSES
Distribution fees – Class IB	4,891,144
Administrative fees	2,934,701
Investment management fees	1,956,443
Printing and mailing expenses	75,069
Professional fees	66,879
Trustees’ fees	37,035
Custodian fees	35,000
Miscellaneous	28,311

Total expenses	10,024,582

NET INVESTMENT INCOME (LOSS)	10,860,408

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(487)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	43,555,493

Net realized gain (loss)	43,555,006

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(87,931,944)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,376,938)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(33,516,530)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,860,408	$6,348,612
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	43,555,006	40,717,320
Net change in unrealized appreciation (depreciation) on investments	(87,931,944)	27,702,046

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,516,530)	74,767,978

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(28,003,259)	(22,878,087)
Distributions from net realized capital gains
Class IB	(22,578,005)	(28,003,509)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(50,581,264)	(50,881,596)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 58,246,197 and 62,866,786 shares, respectively ]	748,977,152	797,426,797
Capital shares issued in reinvestment of dividends and distributions [ 4,089,164 and 3,953,855 shares, respectively ]	50,581,264	50,881,596
Capital shares repurchased [ (5,094,463) and (2,237,123) shares, respectively ]	(64,306,949)	(28,391,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	735,251,467	819,917,386

TOTAL INCREASE (DECREASE) IN NET ASSETS	651,153,673	843,803,768
NET ASSETS:
Beginning of year	1,585,313,985	741,510,217

End of year (a)	$2,236,467,658	$1,585,313,985

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,618	$1,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						April 12, 2012* to December 31, 2012
Class IB	2015		2014		2013
Net asset value, beginning of period	$12.77		$12.45		$10.40		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.07		0.06		0.17
Net realized and unrealized gain (loss) on investments	(0.21)		0.71		2.37		0.33

Total from investment operations	(0.14)		0.78		2.43		0.50

Less distributions:
Dividends from net investment income	(0.16)		(0.19)		(0.34)		(0.10)
Distributions from net realized gains	(0.14)		(0.27)		(0.04)		—	#

Total dividends and distributions	(0.30)		(0.46)		(0.38)		(0.10)

Net asset value, end of period	$12.33		$12.77		$12.45		$10.40

Total return (b)	(1.14)%		6.24%		23.38%		5.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,236,468		$1,585,314		$741,510		$124,024
Ratio of expenses to average net assets:
After waivers (a)(f)	0.51	%(m)	0.53	%(j)	0.55	%(k)	0.55	%(k)
Before waivers (a)(f)	0.51%		0.53%		0.55%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.56%		0.55%		0.50%		2.31	%(l)
Before waivers (a)(f)(x)	0.56%		0.55%		0.50%		2.10	%(l)
Portfolio turnover rate (z)^	2%		4%		5%		2%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(2.74)%	6.81%	2.33%
Portfolio – Class IB Shares*	(2.74)	6.75	2.19
S&P 500 Index	1.38	12.57	6.04
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	2.58	3.95
66% Volatility Managed Index- Large Cap Core/17% Volatility Managed Index – Intl/17% Barclays U.S. Intermediate Government/Credit Bond Index	2.10	9.05	6.51
* Date of inception 4/30/07. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.74)% for the year ended December 31, 2015. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 66% Volatility Managed Index — Large Cap Core/17% Volatility Managed Index — International /17% Barclays U.S. Intermediate Government/Credit Bond Index, which returned 1.38%, 1.07% and 2.10%, respectively.

Portfolio Highlights

The Portfolio has roughly equal allocations to three underlying portfolios: a global equity portfolio, a U.S. large-cap stock portfolio, and a balanced portfolio that includes equities and a modest proportion of investment-grade government bonds. For 2015, the underlying portfolios’ security selection in global equities such as Materials and Health Care companies produced positive returns, as did U.S. large-cap companies in the Consumer Staples, Financials and Health Care sectors. Underperformance in the underlying portfolios was attributable to stock selection in sectors including Consumer Discretionary, Information Technology and Materials. In line with its underlying holdings, the Portfolio underperformed its primary bond benchmark, equity benchmark and composite benchmark.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	84.9%
Fixed Income	15.1

Top Holdings (as a percentage of Total Investments)
As of December 31, 2015
AXA/Franklin Balanced Managed Volatility Portfolio	33.9%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	33.5
AXA/Templeton Global Equity Managed Volatility Portfolio	32.6
JPMorgan Prime Money Market Fund, Institutional Class Shares	0.0	#
# Less than 0.05%

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$958.69	$1.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04
Class IB
Actual	1,000.00	958.69	1.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA/Franklin Balanced Managed Volatility Portfolio‡	44,077,034	$431,784,005
AXA/Mutual Large Cap Equity Managed Volatility Portfolio‡	34,329,221	427,069,622
AXA/Templeton Global Equity Managed Volatility Portfolio‡	37,248,459	416,403,103

Total Investment Companies (100.0%) (Cost $998,726,964)		1,275,256,730

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	632,397	632,397

Total Short-Term Investment (0.0%) (Cost $632,397)		632,397

Total Investments (100.0%) (Cost $999,359,361)		1,275,889,127
Other Assets Less Liabilities (0.0%)		(448,741)

Net Assets (100%)		$1,275,440,386

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
AXA/Franklin Balanced Managed Volatility Portfolio	$481,051,518	$25,627,746	$50,397,806	$431,784,005	$11,671,215	$(1,900)
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	480,586,429	15,850,616	45,518,517	427,069,622	9,394,084	5,177,388
AXA/Templeton Global Equity Managed Volatility Portfolio	476,785,239	7,580,439	56,448,587	416,403,103	1,123,715	1,148,830

	$1,438,423,186	$49,058,801	$152,364,910	$1,275,256,730	$22,189,014	$6,324,318

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,275,256,730	$—	$1,275,256,730
Short-Term Investments	632,397	—	—	632,397

Total Assets	$632,397	$1,275,256,730	$—	$1,275,889,127

Total Liabilities	$—	$—	$—	$—

Total	$632,397	$1,275,256,730	$—	$1,275,889,127

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$49,058,801
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$158,689,228

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$276,942,703
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$276,942,703

Federal income tax cost of investments	$998,946,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $998,726,964)	$1,275,256,730
Unaffiliated Issuers (Cost $632,397)	632,397
Cash	327,000
Receivable for securities sold	801,137
Receivable from Separate Accounts for Trust shares sold	19,833
Dividends, interest and other receivables	124
Other assets	4,371

Total assets	1,277,041,592

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,034,210
Distribution fees payable – Class IB	272,063
Administrative fees payable	148,752
Distribution fees payable – Class IA	1,781
Trustees’ fees payable	977
Accrued expenses	143,423

Total liabilities	1,601,206

NET ASSETS	$1,275,440,386

Net assets were comprised of:
Paid in capital	$1,114,113,219
Accumulated undistributed net investment income (loss)	869,434
Accumulated undistributed net realized gain (loss) on investments	(116,072,033)
Net unrealized appreciation (depreciation) on investments	276,529,766

Net assets	$1,275,440,386

Class IA
Net asset value, offering and redemption price per share, $8,293,434 / 837,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

Class IB
Net asset value, offering and redemption price per share, $1,267,146,952 / 128,043,031 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($22,189,014 of dividend income received from affiliates)	$22,189,717
Interest	1,815

Total income	22,191,532

EXPENSES
Distribution fees – Class IB	3,461,849
Administrative fees	2,089,863
Investment management fees	696,638
Professional fees	65,467
Printing and mailing expenses	64,294
Trustees’ fees	28,901
Custodian fees	24,000
Distribution fees – Class IA	21,240
Miscellaneous	23,390

Gross expenses	6,475,642
Less: Waiver from investment manager	(903,244)

Net expenses	5,572,398

NET INVESTMENT INCOME (LOSS)	16,619,134

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	6,324,318
Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(59,860,347)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(53,536,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,916,895)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,619,134	$23,963,594
Net realized gain (loss) on investments	6,324,318	7,875,623
Net change in unrealized appreciation (depreciation) on investments	(59,860,347)	45,232,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,916,895)	77,071,271

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(109,764)	(106,631)
Class IB	(16,511,632)	(23,856,982)

	(16,621,396)	(23,963,613)

Distributions from net realized capital gains
Class IA	(47,048)	(22,321)
Class IB	(7,152,053)	(4,993,953)

	(7,199,101)	(5,016,274)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(23,820,497)	(28,979,887)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 327,701 and 323,846 shares, respectively ]	3,421,191	3,385,476
Capital shares issued in reinvestment of dividends and distributions [ 15,699 and 12,337 shares, respectively ]	156,812	128,952
Capital shares repurchased [ (129,652) and (61,231) shares, respectively ]	(1,342,658)	(636,696)

Total Class IA transactions	2,235,345	2,877,732

Class IB
Capital shares sold [ 4,862,954 and 6,965,883 shares, respectively ]	51,143,691	72,604,908
Capital shares issued in reinvestment of dividends and distributions [ 2,369,334 and 2,760,342 shares, respectively ]	23,663,685	28,850,935
Capital shares repurchased [ (17,445,483) and (20,337,294) shares, respectively ]	(181,361,097)	(209,151,154)

Total Class IB transactions	(106,553,721)	(107,695,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(104,318,376)	(104,817,579)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(165,055,768)	(56,726,195)
NET ASSETS:
Beginning of year	1,440,496,154	1,497,222,349

End of year (a)	$1,275,440,386	$1,440,496,154

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$869,434	$974,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.37	$10.03	$8.23	$7.30	$7.79

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14	0.24	0.14	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.42)	0.32	1.77	0.89	(0.52)

Total from investment operations	(0.28)	0.56	1.91	1.08	(0.33)

Less distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.11)	(0.15)	(0.16)
Distributions from net realized gains	(0.06)	(0.04)	—	—	—

Total dividends and distributions	(0.19)	(0.22)	(0.11)	(0.15)	(0.16)

Net asset value, end of year	$9.90	$10.37	$10.03	$8.23	$7.30

Total return	(2.74)%	5.49%	23.20%	14.74%	(4.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,293	$6,475	$3,504	$1,638	$1,024
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.40%	0.15%
Before waivers and reimbursements (f)	0.46%	0.47%	0.47%	0.48%	0.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.30%	2.33%	1.55%	2.41%	2.50%
Before waivers and reimbursements (f)(x)	1.24%	2.26%	1.48%	2.33%	2.43%
Portfolio turnover rate^	4%	5%	8%	4%	5%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.37	$10.03	$8.23	$7.30	$7.79

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.17	0.10	0.14	0.14
Net realized and unrealized gain (loss) on investments	(0.40)	0.39	1.81	0.94	(0.49)

Total from investment operations	(0.28)	0.56	1.91	1.08	(0.35)

Less distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.11)	(0.15)	(0.14)
Distributions from net realized gains	(0.06)	(0.04)	—	—	—

Total dividends and distributions	(0.19)	(0.22)	(0.11)	(0.15)	(0.14)

Net asset value, end of year	$9.90	$10.37	$10.03	$8.23	$7.30

Total return	(2.74)%	5.49%	23.20%	14.74%	(4.41)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,267,147	$1,434,022	$1,493,718	$1,322,931	$1,266,765
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.46%	0.47%	0.47%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.19%	1.65%	1.11%	1.75%	1.78%
Before waivers and reimbursements (f)(x)	1.13%	1.57%	1.04%	1.67%	1.71%
Portfolio turnover rate^	4%	5%	8%	4%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/ENERGY ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(24.77)%	(18.12)%
Portfolio – Class K Shares*	(24.59)	(17.92)
Energy Select Sector Index	(21.56)	(13.13)
S&P 500 Index†	1.38	9.33

*    Date of inception 10/28/13.

†    In 2015, the Portfolio’s benchmark index against which the Portfolio measures its performance, the S&P 500 Index was added as a benchmark. The Investment Manager believes the S&P 500 Index is relevant to the Portfolio’s investment strategies.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (24.77)% for the year ended December 31, 2015. This compares to the returns of the following broad market benchmarks over the same period: the Energy Select Sector Index and the S&P 500 Index, which returned (21.56)% and 1.38%, respectively.

Portfolio Highlights

Global stocks finished the year slightly lower, however, this masked the volatility experienced throughout the Energy sector during the year. After rising slightly at the beginning of the year, oil prices in April began a trajectory that seemed to lead only downward, ending with oil prices near 12-year lows. In this environment, oil exploration and production companies tend to face falling revenues, as their cost of production does not fall in tandem with oil prices. The second half of the year was marked by especially severe volatility, mainly driven by uncertainty over economic growth in China. An unexpected devaluation of China’s currency prompted a steep global pullback and fears of a global economic slowdown lingered through year-end. All of these factors point to decreased demand for energy from the world’s most highly populated country. The Portfolio’s diversified energy holdings fell sharply in this environment, generally in line with the big indexes.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Alternatives	99.0%
Fixed Income	1.0

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
Energy Select Sector SPDR® Fund	24.5%
Vanguard Energy ETF	16.0
iShares® U.S. Energy ETF	14.6
iShares® Global Energy ETF	7.3
iShares® North American Natural Resources ETF	4.8
PowerShares S&P Smallcap Energy Portfolio	4.6
SPDR® S&P Oil & Gas Exploration & Production ETF	3.1
iShares® U.S. Oil & Gas Exploration & Production ETF	2.9
PowerShares Dynamic Energy Exploration & Production Portfolio	2.9
iShares® Global Clean Energy ETF	2.5

EQ/ENERGY ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$784.42	$4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	785.37	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Energy Select Sector SPDR® Fund	20,460	$1,238,853
iShares® Global Clean Energy ETF	12,650	124,349
iShares® Global Energy ETF	13,170	368,497
iShares® North American Natural Resources ETF	8,610	242,285
iShares® U.S. Energy ETF	21,820	738,825
iShares® U.S. Oil & Gas Exploration & Production ETF	2,750	145,502
iShares® U.S. Oil Equipment & Services ETF	3,170	113,391
PowerShares Cleantech Portfolio	2,640	77,616
PowerShares DWA Energy Momentum Portfolio	3,650	122,384
PowerShares Dynamic Energy Exploration & Production Portfolio	6,640	145,482
PowerShares Dynamic Oil & Gas Services Portfolio	9,130	107,962
PowerShares Global Clean Energy Portfolio	6,650	76,276
PowerShares S&P Smallcap Energy Portfolio	15,130	232,699
PowerShares WilderHill Clean Energy Portfolio	21,620	102,479

PowerShares WilderHill Progressive Energy Portfolio	3,530	$68,694
SPDR® S&P International Energy Sector ETF	1,100	16,852
SPDR® S&P Oil & Gas Equipment & Services ETF	6,540	114,712
SPDR® S&P Oil & Gas Exploration & Production ETF	5,080	153,518
Vanguard Energy ETF	9,730	808,758

Total Investment Companies (100.1%) (Cost $7,563,673)		4,999,134

SHORT-TERM INVESTMENT:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	50,188	50,188

Total Short-Term Investment (1.0%) (Cost $50,188)		50,188

Total Investments (101.1%) (Cost $7,613,861)		5,049,322
Other Assets Less Liabilities (-1.1%)		(56,438)

Net Assets (100%)		$4,992,884

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$4,999,134	$—	$—	$4,999,134
Short-Term Investments	50,188	—	—	50,188

Total Assets	$5,049,322	$—	$—	$5,049,322

Total Liabilities	$—	$—	$—	$—

Total	$5,049,322	$—	$—	$5,049,322

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,719,279
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,270,327

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,570,828)

Net unrealized depreciation	$(2,570,828)

Federal income tax cost of investments	$7,620,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $7,613,861)	$5,049,322
Cash	13,000
Receivable from investment manager	4,928
Dividends, interest and other receivables	197
Receivable from Separate Accounts for Trust shares sold	162
Other assets	20

Total assets	5,067,629

LIABILITIES
Payable for securities purchased	30,156
Payable to Separate Accounts for Trust shares redeemed	4,332
Distribution fees payable – Class IB	507
Trustees’ fees payable	9
Accrued expenses	39,741

Total liabilities	74,745

NET ASSETS	$4,992,884

Net assets were comprised of:
Paid in capital	$7,603,924
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(46,501)
Net unrealized appreciation (depreciation) on investments	(2,564,539)

Net assets	$4,992,884

Class IB
Net asset value, offering and redemption price per share, $2,366,730 / 386,261 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.13

Class K
Net asset value, offering and redemption price per share, $2,626,154 / 428,587 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$137,677
Interest	37

Total income	137,714

EXPENSES
Professional fees	55,848
Administrative fees	30,000
Investment management fees	28,748
Custodian fees	16,500
Distribution fees – Class IB	6,151
Printing and mailing expenses	481
Trustees’ fees	119
Miscellaneous	855

Gross expenses	138,702
Less: Waiver from investment manager	(58,748)
Reimbursement from investment manager	(33,590)

Net expenses	46,364

NET INVESTMENT INCOME (LOSS)	91,350

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(45,871)
Net change in unrealized appreciation (depreciation) on investments	(1,518,451)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,564,322)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,472,972)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$91,350	$60,641
Net realized gain (loss) on investments	(45,871)	18,480
Net change in unrealized appreciation (depreciation) on investments	(1,518,451)	(1,096,747)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,472,972)	(1,017,626)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(39,948)	(34,883)
Class K	(51,402)	(61,892)

	(91,350)	(96,775)

Distributions from net realized capital gains
Class IB	—	(7,347)
Class K	—	(11,322)

	—	(18,669)

Return of capital
Class IB	(1,368)	(4,046)
Class K	(1,517)	(7,180)

	(2,885)	(11,226)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(94,235)	(126,670)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 183,965 and 85,961 shares, respectively ]	1,349,176	824,781
Capital shares issued in reinvestment of dividends and distributions [ 6,915 and 5,658 shares, respectively ]	41,316	46,276
Capital shares repurchased [ (96,037) and (3,814) shares, respectively ]	(743,472)	(35,296)

Total Class IB transactions	647,020	835,761

Class K
Capital shares sold [ 122,012 and 149,959 shares, respectively ]	955,444	1,462,720
Capital shares issued in reinvestment of dividends and distributions [ 8,857 and 9,830 shares, respectively ]	52,919	80,394
Capital shares repurchased [ (153,263) and (45,686) shares, respectively ]	(1,253,738)	(468,779)

Total Class K transactions	(245,375)	1,074,335

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	401,645	1,910,096

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,165,562)	765,800
NET ASSETS:
Beginning of year	6,158,446	5,392,646

End of year (a)	$4,992,884	$6,158,446

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$8.30	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	(2.18)	(1.59)	0.10

Total from investment operations	(2.06)	(1.51)	0.14

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.06)
Distributions from net realized gains	—	(0.03)	—
Return of capital	— #	(0.02)	(0.10)

Total dividends and distributions	(0.11)	(0.17)	(0.16)

Net asset value, end of period	$6.13	$8.30	$9.98

Total return (b)	(24.77)%	(15.18)%	1.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,367	$2,417	$2,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.62%	2.65%	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	1.54%	0.83%	2.47	%(l)
Before waivers and reimbursements(a)(f)(x)	(0.13)%	(0.87)%	(0.16	)%(l)
Portfolio turnover rate (z)^	22%	4%	5%

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$8.30	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.11	0.05
Net realized and unrealized gain (loss) on investments	(2.16)	(1.60)	0.09

Total from investment operations	(2.04)	(1.49)	0.14

Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.06)
Distributions from net realized gains	—	(0.03)	—
Return of capital	— #	(0.02)	(0.10)

Total dividends and distributions	(0.13)	(0.19)	(0.16)

Net asset value, end of period	$6.13	$8.30	$9.98

Total return (b)	(24.59)%	(14.97)%	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,626	$3,741	$3,361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%	0.70%
Before waivers and reimbursements (a)(f)	2.26%	2.40%	3.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	1.63%	1.06%	2.73	%(l)
Before waivers and reimbursements(a)(f)(x)	0.07%	(0.64)%	0.09	%(l)
Portfolio turnover rate (z)^	22%	4%	5%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(0.35)%	3.58%
Portfolio – Class K Shares*	(0.09)	3.84
MSCI ACWI Minimum Volatility (Net) Index	2.76	6.24
MSCI AC World (Net) Index	(2.36)	2.05
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.35)% for the year ended December 31, 2015. This compares to the returns of the following broad market benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 2.76% and (2.36)%, respectively.

Portfolio Highlights

Global equity markets ended the year lower in U.S. dollar terms as a slowdown in the Chinese economy, sharp declines in commodity prices and a rising U.S. currency weighed on corporate earnings, sapped investor confidence and stifled returns in local currencies. Diverging monetary policies among the world’s major economies revealed increasingly uneven growth prospects and led to bouts of market volatility. The U.S. Federal Reserve raised interest rates for the first time in nine years, bolstered by gradual improvement in macroeconomic data, while central banks across Europe, Japan and many emerging markets took steps to boost their flagging economies. Structural reforms lifted Japanese stocks, but China remained a concern, particularly after it devalued its currency in August, sparking fears that the country’s downturn may be worse than previously expected.

Low-volatility strategies are designed to reduce a portfolio’s risk during periods of high volatility, and in the right market environment may offer a cushion against general market losses. In 2015, the Portfolio outperformed global stocks by a comfortable margin. However, the Portfolio’s emerging markets minimum volatility allocation contributed to its underperformance versus a basket of minimum volatility strategies.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2015
Equity	98.7%
Fixed Income	1.3

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2015
iShares® MSCI All Country World Minimum Volatility ETF	28.3%
PowerShares S&P International Developed Low Volatility Portfolio	12.8
iShares® MSCI EAFE Minimum Volatility ETF	12.4
PowerShares S&P MidCap Low Volatility Portfolio	6.4
PowerShares S&P Emerging Markets Low Volatility Portfolio	5.8
iShares® MSCI Emerging Markets Minimum Volatility ETF	5.6
PowerShares S&P 500 Low Volatility Portfolio	5.5
SPDR® Russell 1000 Low Volatility ETF	5.3
PowerShares S&P 500 High Dividend Low Volatility Portfolio	5.2
iShares® MSCI USA Minimum Volatility ETF	5.2

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$986.10	$4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	987.70	3.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
iShares® MSCI All Country World Minimum Volatility ETF	23,520	$1,629,230
iShares® MSCI EAFE Minimum Volatility ETF	11,040	716,165
iShares® MSCI Emerging Markets Minimum Volatility ETF	6,630	322,616
iShares® MSCI USA Minimum Volatility ETF	7,180	300,268
PowerShares S&P 500 High Dividend Low Volatility Portfolio	9,030	301,060
PowerShares S&P 500 Low Volatility Portfolio	8,240	317,817
PowerShares S&P Emerging Markets Low Volatility Portfolio	16,390	332,553
PowerShares S&P International Developed Low Volatility Portfolio	25,670	734,932
PowerShares S&P MidCap Low Volatility Portfolio	10,910	371,267

PowerShares S&P SmallCap Low Volatility Portfolio	5,320	$179,497
SPDR® Russell 1000 Low Volatility ETF	4,130	305,579
SPDR® Russell 2000 Low Volatility ETF	2,350	175,474

Total Investment Companies (100.0%) (Cost $5,547,151)		5,686,458

SHORT-TERM INVESTMENT:
Investment Company (1.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	74,312	74,312

Total Short-Term Investment (1.3%) (Cost $74,312)		74,312

Total Investments (101.3%) (Cost $5,621,463)		5,760,770
Other Assets Less Liabilities (-1.3%)		(73,356)

Net Assets (100%)		$5,687,414

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$5,686,458	$—	$—	$5,686,458
Short-Term Investments	74,312	—	—	74,312

Total Assets	$5,760,770	$—	$—	$5,760,770

Total Liabilities	$—	$—	$—	$—

Total	$5,760,770	$—	$—	$5,760,770

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$904,988
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,284,372

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$392,240
Aggregate gross unrealized depreciation	(253,095)

Net unrealized appreciation	$139,145

Federal income tax cost of investments	$5,621,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $5,621,463)	$5,760,770
Cash	12,000
Receivable from investment manager	5,402
Receivable from Separate Accounts for Trust shares sold	487
Dividends, interest and other receivables	4
Other assets	23

Total assets	5,778,686

LIABILITIES
Payable for securities purchased	45,767
Payable to Separate Accounts for Trust shares redeemed	4,320
Distribution fees payable – Class IB	543
Trustees’ fees payable	9
Accrued expenses	40,633

Total liabilities	91,272

NET ASSETS	$5,687,414

Net assets were comprised of:
Paid in capital	$5,548,269
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(162)
Net unrealized appreciation (depreciation) on investments	139,307

Net assets	$5,687,414

Class IB
Net asset value, offering and redemption price per share, $2,593,597 / 261,624 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

Class K
Net asset value, offering and redemption price per share, $3,093,817 / 312,117 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$146,734
Interest	33

Total income	146,767

EXPENSES
Professional fees	55,853
Investment management fees	30,883
Administrative fees	30,001
Custodian fees	15,500
Distribution fees – Class IB	6,669
Printing and mailing expenses	466
Trustees’ fees	130
Miscellaneous	862

Gross expenses	140,364
Less: Waiver from investment manager	(60,884)
Reimbursement from investment manager	(29,577)

Net expenses	49,903

NET INVESTMENT INCOME (LOSS)	96,864

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	130,247
Net distributions of realized gain received from underlying funds	1,462

Net realized gain (loss)	131,709

Net change in unrealized appreciation (depreciation) on investments	(168,602)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(36,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,971

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$96,864	$122,145
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	131,709	17,026
Net change in unrealized appreciation (depreciation) on investments	(168,602)	341,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,971	480,372

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(40,794)	(64,260)
Class K	(57,376)	(100,866)

	(98,170)	(165,126)

Distributions from net realized capital gains
Class IB	(63,115)	(167)
Class K	(76,976)	(234)

	(140,091)	(401)

Return of capital
Class IB	(7,837)	—
Class K	(9,349)	—

	(17,186)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(255,447)	(165,527)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 54,341 and 72,558 shares, respectively ]	564,576	755,854
Capital shares issued in reinvestment of dividends and distributions [ 11,447 and 6,208 shares, respectively ]	111,746	64,427
Capital shares repurchased [ (88,938) and (2,878) shares, respectively ]	(962,185)	(30,640)

Total Class IB transactions	(285,863)	789,641

Class K
Capital shares sold [ 53,715 and 118,718 shares, respectively ]	564,838	1,215,028
Capital shares issued in reinvestment of dividends and distributions [ 14,722 and 9,743 shares, respectively ]	143,701	101,100
Capital shares repurchased [ (158,486) and (30,832) shares, respectively ]	(1,691,742)	(322,616)

Total Class K transactions	(983,203)	993,512

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,269,066)	1,783,153

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,464,542)	2,097,998
NET ASSETS:
Beginning of year	7,151,956	5,053,958

End of year (a)	$5,687,414	$7,151,956

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$10.41	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.20	0.08
Net realized and unrealized gain (loss) on investments	(0.20)	0.60	(0.07)

Total from investment operations	(0.04)	0.80	0.01

Less distributions:
Dividends from net investment income	(0.17)	(0.23)	(0.11)
Distributions from net realized gains	(0.26)	— #	—
Return of capital	(0.03)	—	(0.06)

Total dividends and distributions	(0.46)	(0.23)	(0.17)

Net asset value, end of period	$9.91	$10.41	$9.84

Total return (b)	(0.35)%	8.16%	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,594	$2,965	$2,056
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.44%	2.68%	3.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.47%	1.94%	4.81	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.02)%	0.21%	1.99	%(l)
Portfolio turnover rate (z)^	15%	2%	1%

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$10.41	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17	0.22	0.09
Net realized and unrealized gain (loss) on investments	(0.19)	0.61	(0.08)

Total from investment operations	(0.02)	0.83	0.01

Less distributions:
Dividends from net investment income	(0.19)	(0.26)	(0.11)
Distributions from net realized gains	(0.26)	— #	—
Return of capital	(0.03)	—	(0.06)

Total dividends and distributions	(0.48)	(0.26)	(0.17)

Net asset value, end of period	$9.91	$10.41	$9.84

Total return (b)	(0.09)%	8.43%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,094	$4,187	$2,998
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%	0.70%
Before waivers and reimbursements (a)(f)	2.14%	2.45%	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.64%	2.10%	5.06	%(l)
Before waivers and reimbursements (a)(f)(x)	0.20%	0.35%	2.24	%(l)
Portfolio turnover rate (z)^	15%	2%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Morgan Stanley Investment Management, Inc.
➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(1.74)%	4.34%	5.68%
Portfolio – Class IB Shares	(1.75)	4.29	5.53
Portfolio – Class K Shares*	(1.49)	N/A	7.85
MSCI AC World (Net) Index	(2.36)	6.09	4.75
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	(1.59)	3.49	N/A
Volatility Managed Index – Global Blend	1.21	7.71	6.86
Volatility Managed Index – Global Proxy Blend	1.08	7.86	N/A
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.75)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the MSCI AC World (Net) Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — Global Blend and the Volatility Managed Index — Global Proxy Blend returned (2.36)%, (1.59)%, 1.21% and 1.08%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in Energy, Information Technology and Industrials added to performance, as did underweight positions in Energy and Materials, which were the two worst performing sectors of the benchmark.

•

Information Technology holding Altera Corp. was a key individual contributor to relative performance. Altera is a key player in the programmable logic device (PLD) niche of the semiconductor industry. In contrast to application-specific integrated circuits, PLDs can be reconfigured to address the unique needs of respective users. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire Altera. The acquisition was completed late in the year.

•

Murata Manufacturing Co., Ltd. was another notable contributor to relative performance. Murata Manufacturing is a Japan-based smartphone ceramic capacitor manufacturer. The company has exceeded earnings expectations due to robust, global sales of high-end smartphones. As a component manufacturer with both Apple and Samsung as customers, it does not matter which company wins the next product refresh.

•	A hedge on the Portfolio’s euro exposure, managed using foreign exchange futures, was beneficial to performance.

What hurt performance during the year:

•

In the Health Care sector, the Portfolio underperformed the benchmark due to both stock selection and an underweight allocation. Stock selection in the Telecommunications Service sector was negative for the period as well.

•	In the Consumer Discretionary sector, underweighting Amazon.com, Inc., which performed well during the year, was detrimental to performance.

•	Overweighting Brazilian food company BRF S.A. and Mexican multinational building materials company CEMEX S.A.B. de C.V. detracted from performance during the period.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$408,281,133	19.4%
Information Technology	309,649,231	14.7
Consumer Discretionary	257,439,559	12.2
Health Care	238,353,895	11.3
Industrials	210,931,858	10.0
Consumer Staples	187,911,729	8.9
Investment Company	110,819,541	5.3
Energy	83,386,944	3.9
Materials	75,558,602	3.6
Telecommunication Services	72,611,103	3.4
Utilities	44,396,419	2.1
Exchange Traded Funds	1,144,716	0.1
Cash and Other	108,501,120	5.1

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$942.08	$5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80
Class IB
Actual	1,000.00	942.57	5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80
Class K
Actual	1,000.00	943.29	4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.14%, 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.1%)
MercadoLibre, Inc.	18,677	$2,135,528

Australia (2.0%)
AGL Energy Ltd.	33,415	436,938
Alumina Ltd.	132,164	110,102
Amcor Ltd.	62,125	604,417
AMP Ltd.	151,780	639,830
APA Group	57,099	358,715
Aristocrat Leisure Ltd.	28,027	207,129
Asciano Ltd.	30,732	195,526
ASX Ltd.	9,267	284,311
Aurizon Holdings Ltd.	104,616	332,710
AusNet Services	93,733	100,700
Australia & New Zealand Banking Group Ltd.	141,895	2,863,582
Bank of Queensland Ltd.	18,638	187,779
Bendigo & Adelaide Bank Ltd.	20,972	181,231
BHP Billiton Ltd.	162,927	2,116,472
BHP Billiton plc	106,595	1,196,756
Boral Ltd.	35,355	151,243
Brambles Ltd.	80,641	674,810
Caltex Australia Ltd.	14,046	382,440
Challenger Ltd.	24,863	156,737
CIMIC Group Ltd.	5,498	96,502
Coca-Cola Amatil Ltd.	25,973	175,051
Cochlear Ltd.	2,669	184,837
Commonwealth Bank of Australia	84,904	5,245,442
Computershare Ltd.	25,485	214,812
Crown Resorts Ltd.	19,397	175,230
CSL Ltd.	23,924	1,824,038
Dexus Property Group (REIT)	46,853	254,060
DUET Group	96,671	160,192
Flight Centre Travel Group Ltd.	2,751	79,278
Fortescue Metals Group Ltd.	82,591	111,395
Goodman Group (REIT)	90,034	407,623
GPT Group (REIT)	93,665	323,753
Harvey Norman Holdings Ltd.	32,214	97,351
Healthscope Ltd.	62,097	119,724
Iluka Resources Ltd.	23,503	103,999
Incitec Pivot Ltd.	91,448	261,482
Insurance Australia Group Ltd.	120,547	484,312
LendLease Group	27,211	280,675
Macquarie Group Ltd.	15,048	899,215
Medibank Pvt Ltd.	148,670	231,730
Mirvac Group (REIT)	189,038	270,511
National Australia Bank Ltd.	133,530	2,910,946
Newcrest Mining Ltd.*	37,928	358,536
Oil Search Ltd.	61,408	300,646
Orica Ltd.	17,867	199,863
Origin Energy Ltd.	89,647	301,983
Platinum Asset Management Ltd.	12,545	73,259
Qantas Airways Ltd.*	26,602	78,888
QBE Insurance Group Ltd.	70,273	639,315
Ramsay Health Care Ltd.	7,326	360,261
REA Group Ltd.	2,757	109,633
Santos Ltd.	84,157	222,736
Scentre Group (REIT)	274,126	830,757
SEEK Ltd.	16,617	184,763

Sonic Healthcare Ltd.	18,485	$239,516
South32 Ltd.*	274,146	210,313
Stockland Corp., Ltd. (REIT)	121,211	359,845
Suncorp Group Ltd.	66,145	579,134
Sydney Airport	51,180	235,466
Tabcorp Holdings Ltd.	42,204	143,922
Tatts Group Ltd.	78,106	248,063
Telstra Corp., Ltd.	220,319	893,951
TPG Telecom Ltd.	16,154	115,487
Transurban Group	104,444	793,028
Treasury Wine Estates Ltd.	37,157	223,059
Vicinity Centres (REIT)	168,861	342,203
Wesfarmers Ltd.	56,766	1,707,905
Westfield Corp. (REIT)	101,642	699,246
Westpac Banking Corp.	166,195	4,028,472
Woodside Petroleum Ltd.	38,180	800,760
Woolworths Ltd.	65,043	1,151,047

		42,525,643

Austria (0.4%)
Andritz AG	4,124	200,032
Erste Group Bank AG*	174,117	5,441,705
OMV AG	7,020	197,070
Raiffeisen Bank International AG*	6,440	94,224
Vienna Insurance Group AG Wiener Versicherung Gruppe	59,563	1,625,922
voestalpine AG	5,429	166,152

		7,725,105

Belgium (0.4%)
Ageas	10,812	501,149
Anheuser-Busch InBev S.A./N.V.	40,270	4,974,353
Colruyt S.A.	2,847	146,227
Delhaize Group S.A.	5,307	516,943
Groupe Bruxelles Lambert S.A.	4,102	350,717
KBC Groep N.V.	13,037	815,149
Proximus SADP	7,692	249,550
Solvay S.A.	3,841	408,178
Telenet Group Holding N.V.*	2,616	140,984
UCB S.A.	6,576	591,917
Umicore S.A.	5,292	221,213

		8,916,380

Brazil (0.7%)
Banco Bradesco S.A. (Preference) (q)	354,033	1,705,274
BRF S.A.	314,907	4,398,497
Embraer S.A. (ADR)	84,775	2,504,253
Itau Unibanco Holding S.A. (Preference) (q)	409,233	2,674,157
Lojas Arapua S.A. (Preference) (q)*†	1,248,000	—
Raia Drogasil S.A.	162,813	1,455,166
Telefonica Brasil S.A. (Preference) (q)	105,300	951,006
Ultrapar Participacoes S.A.	86,297	1,317,677

		15,006,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Cayman Islands (0.0%)
Theravance Biopharma, Inc.*	19,264	$315,737

Chile (0.1%)
Antofagasta plc	22,132	151,660
S.A.C.I. Falabella	247,298	1,571,398

		1,723,058

China (2.1%)
Alibaba Group Holding Ltd. (ADR)*	12,300	999,621
Bank of China Ltd., Class H	13,648,000	6,040,719
China Construction Bank Corp., Class H	6,717,420	4,560,287
China Machinery Engineering Corp., Class H	812,000	591,901
China Mengniu Dairy Co., Ltd.	592,000	957,347
China Pacific Insurance Group Co., Ltd., Class H	725,800	2,977,211
Chongqing Changan Automobile Co., Ltd., Class B	305,800	671,144
CRCC High-Tech Equipment Corp. Ltd., Class H*	1,319,500	808,721
CSPC Pharmaceutical Group Ltd.	904,000	919,756
Huadian Power International Corp., Ltd., Class H	1,168,000	757,261
JD.com, Inc. (ADR)*	182,318	5,882,490
NetEase, Inc. (ADR)	6,160	1,116,438
Qihoo 360 Technology Co., Ltd. (ADR)*	19,870	1,446,735
Shanghai Jin Jiang International Hotels Group Co., Ltd.	968,000	405,867
Shenzhou International Group Holdings Ltd.	289,000	1,653,239
Sihuan Pharmaceutical Holdings Group Ltd.†	2,702,000	860,590
TAL Education Group (ADR)*	32,982	1,532,674
Tencent Holdings Ltd.	567,700	11,074,719
Tsingtao Brewery Co., Ltd., Class H	88,000	396,211
Yangzijiang Shipbuilding Holdings Ltd.	100,497	77,595

		43,730,526

Colombia (0.1%)
Grupo de Inversiones Suramericana S.A.	72,650	814,001
Grupo de Inversiones Suramericana S.A. (Preference) (q)	50,857	554,663

		1,368,664

Czech Republic (0.1%)
Komercni Banka A/S	16,241	3,218,201

Denmark (0.6%)
A. P. Moller – Maersk A/S, Class A	201	258,366
A. P. Moller – Maersk A/S, Class B	372	483,045
Carlsberg A/S, Class B	5,564	491,941
Chr Hansen Holding A/S	4,640	290,223

Coloplast A/S, Class B	5,778	$466,380
Danske Bank A/S	34,875	931,715
DSV A/S	9,550	375,170
FLSmidth & Co. A/S	25,097	869,330
ISS A/S	6,204	223,765
Novo Nordisk A/S, Class B	99,252	5,705,043
Novozymes A/S, Class B	11,738	562,071
Pandora A/S	5,328	672,310
TDC A/S	44,026	218,399
Tryg A/S	6,400	127,105
Vestas Wind Systems A/S	11,565	807,442
William Demant Holding A/S*	1,401	133,051

		12,615,356

Egypt (0.1%)
Commercial International Bank Egypt SAE	292,916	1,424,917

Finland (0.3%)
Elisa Oyj	7,658	288,004
Fortum Oyj	23,101	346,281
Kone Oyj, Class B	16,317	686,055
Metso Oyj	5,977	133,088
Neste Oyj	6,641	198,016
Nokia Oyj	186,168	1,325,336
Nokian Renkaat Oyj	6,228	221,220
Orion Oyj, Class B	4,863	167,639
Sampo Oyj, Class A	22,568	1,143,885
Stora Enso Oyj, Class R	27,613	248,324
UPM-Kymmene Oyj	27,532	509,914
Wartsila Oyj Abp	7,936	359,866

		5,627,628

France (3.9%)
Accor S.A.	9,428	406,677
Aeroports de Paris S.A.	1,669	193,512
Air Liquide S.A.	17,542	1,970,210
Airbus Group SE	137,367	9,223,299
Alcatel-Lucent*	133,488	528,251
Alstom S.A.*	11,275	344,571
Arkema S.A.	3,409	238,431
Atos SE	4,358	366,024
AXA S.A.‡	98,197	2,684,572
BNP Paribas S.A.	54,041	3,058,937
Bollore S.A.	43,070	200,724
Bouygues S.A.	9,086	360,122
Bureau Veritas S.A.	13,568	270,009
Cap Gemini S.A.	7,802	721,904
Carrefour S.A.	28,666	825,476
Casino Guichard Perrachon S.A.	3,106	142,675
Christian Dior SE	2,836	481,747
Cie de Saint-Gobain	24,135	1,038,254
Cie Generale des Etablissements Michelin	9,659	917,101
CNP Assurances S.A.	8,928	120,251
Credit Agricole S.A.	53,447	629,642
Danone S.A.	29,517	1,992,025
Dassault Systemes S.A.	6,650	532,057
Edenred	10,710	201,787
Electricite de France S.A.	12,064	177,225
Engie S.A.	74,235	1,313,789
Essilor International S.A.	10,405	1,297,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Eurazeo S.A.	1,887	$129,865
Eutelsat Communications S.A.	9,130	272,653
Fonciere des Regions (REIT)	1,632	146,100
Gecina S.A. (REIT)	1,539	186,716
Groupe Eurotunnel SE (Registered)	24,964	309,809
Hermes International	1,373	462,923
ICADE (REIT)	1,604	107,685
Iliad S.A.	1,138	271,504
Imerys S.A.	1,999	139,447
Ingenico Group S.A.	2,328	294,260
J.C. Decaux S.A.	3,474	132,977
Kering	26,217	4,468,789
Klepierre S.A. (REIT)	9,673	428,961
Lagardere S.C.A.	6,042	179,768
Legrand S.A.	13,771	777,247
L’Oreal S.A.	12,449	2,094,428
LVMH Moet Hennessy Louis Vuitton SE	50,550	7,902,314
Natixis S.A.	48,624	274,846
Numericable- SFR	5,288	191,997
Orange S.A.	100,407	1,684,462
Pernod-Ricard S.A.	11,043	1,255,490
Peugeot S.A.*	21,441	375,943
Publicis Groupe S.A.	9,776	648,388
Remy Cointreau S.A.	1,273	91,155
Renault S.A.	9,997	1,002,150
Rexel S.A.	14,900	197,809
Safran S.A.	15,182	1,039,762
Sanofi S.A.	59,344	5,063,573
Schneider Electric SE	28,104	1,600,126
SCOR SE	7,988	298,824
Societe BIC S.A.	1,547	254,545
Societe Generale S.A.	100,389	4,630,692
Sodexo S.A.	4,904	477,056
Suez Environnement Co. S.A.	16,031	299,957
Technip S.A.	50,617	2,500,280
Thales S.A.	5,117	383,425
Total S.A.	108,932	4,851,379
Unibail-Rodamco SE (REIT)	5,100	1,293,125
Valeo S.A.	4,133	638,073
Veolia Environnement S.A.	23,395	554,537
Vinci S.A.	23,988	1,538,329
Vivendi S.A.	58,172	1,252,638
Wendel S.A.	1,657	196,821
Zodiac Aerospace	10,871	259,114

		81,396,260

Germany (4.0%)
adidas AG	10,881	1,060,268
Allianz SE (Registered)	55,078	9,757,381
Axel Springer SE	2,335	129,851
BASF SE	45,575	3,484,199
Bayer AG (Registered)	78,562	9,856,492
Bayerische Motoren Werke (BMW) AG	16,729	1,761,873
Bayerische Motoren Werke (BMW) AG (Preference) (q)	72,011	6,031,972
Beiersdorf AG	5,243	476,957
Brenntag AG	8,035	419,365
Commerzbank AG*	55,257	572,104
Continental AG	5,550	1,347,072

Daimler AG (Registered)	47,807	$3,990,462
Deutsche Bank AG (Registered)	184,490	4,528,147
Deutsche Boerse AG	9,755	862,979
Deutsche Lufthansa AG (Registered)*	12,345	194,949
Deutsche Post AG (Registered)	49,149	1,384,113
Deutsche Telekom AG (Registered)	162,004	2,931,268
Deutsche Wohnen AG	15,770	438,968
E.ON SE	101,497	982,269
Evonik Industries AG	6,557	217,588
Fraport AG Frankfurt Airport Services Worldwide	1,956	124,804
Fresenius Medical Care AG & Co. KGaA	11,328	954,404
Fresenius SE & Co. KGaA	19,190	1,372,255
Fuchs Petrolub SE (Preference) (q)	3,550	167,730
GEA Group AG	9,511	383,259
Hannover Rueck SE	3,030	347,296
HeidelbergCement AG	7,330	597,994
Henkel AG & Co. KGaA	5,405	518,675
Henkel AG & Co. KGaA (Preference) (q)	8,965	999,347
Hugo Boss AG	3,324	276,814
Infineon Technologies AG	58,652	858,303
K+S AG (Registered)	9,667	251,340
Kabel Deutschland Holding AG	1,216	150,278
Lanxess AG	4,760	219,157
Linde AG	26,639	3,866,740
MAN SE	1,833	185,444
Merck KGaA	6,722	652,925
Metro AG	7,871	251,220
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	8,132	1,628,631
OSRAM Licht AG	4,625	194,609
Porsche Automobil Holding SE (Preference) (q)	7,964	431,556
ProSiebenSat.1 Media SE	11,379	575,596
RWE AG	25,452	324,428
SAP SE	127,957	10,191,931
Siemens AG (Registered)	55,236	5,359,057
Symrise AG	5,960	395,365
Telefonica Deutschland Holding AG	29,259	156,204
ThyssenKrupp AG	19,132	379,409
TUI AG	24,448	433,741
United Internet AG (Registered)	6,131	337,151
Volkswagen AG	1,657	255,294
Volkswagen AG (Preference) (q)	9,244	1,339,175
Vonovia SE	22,685	702,661
Zalando SE*§	4,170	164,732

		85,475,802

Hong Kong (1.6%)
AIA Group Ltd.	1,138,200	6,780,893
ASM Pacific Technology Ltd.	11,000	86,057
Bank of East Asia Ltd.	61,200	226,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

BOC Hong Kong Holdings Ltd.	192,500	$584,099
Cathay Pacific Airways Ltd.	63,000	108,488
Cheung Kong Infrastructure Holdings Ltd.	33,000	304,193
Cheung Kong Property Holdings Ltd.	135,264	872,608
China Mobile Ltd.	600,500	6,730,065
China Overseas Land & Investment Ltd.	608,000	2,111,001
China Taiping Insurance Holdings Co., Ltd.*	406,200	1,244,916
China Unicom Hong Kong Ltd.	586,000	710,603
CK Hutchison Holdings Ltd.	135,264	1,815,511
CLP Holdings Ltd.	91,500	775,922
First Pacific Co., Ltd.	139,500	92,402
Galaxy Entertainment Group Ltd.	122,000	380,389
Hang Lung Properties Ltd.	115,000	260,829
Hang Seng Bank Ltd.	39,800	753,784
Henderson Land Development Co., Ltd.	59,763	363,803
HK Electric Investments & HK Electric Investments Ltd. (b)§	69,000	57,803
HKT Trust & HKT Ltd.	133,260	169,959
Hong Kong & China Gas Co., Ltd.	336,563	658,442
Hong Kong Exchanges and Clearing Ltd.	56,100	1,425,564
Hongkong Land Holdings Ltd.	23,800	163,030
Hysan Development Co., Ltd.	37,000	150,969
Kerry Properties Ltd.	30,500	83,032
Li & Fung Ltd.	290,000	195,696
Link REIT (REIT)	113,000	674,137
Melco Crown Entertainment Ltd. (ADR)	3,197	53,710
MTR Corp., Ltd.	73,500	362,631
New World Development Co., Ltd.	290,320	284,869
Noble Group Ltd.	271,481	75,519
NWS Holdings Ltd.	80,026	119,341
PCCW Ltd.	209,000	122,435
Power Assets Holdings Ltd.	72,000	661,036
Shangri-La Asia Ltd.	52,166	50,993
Shenzhen International Holdings Ltd.	624,500	1,147,224
Sino Land Co., Ltd.	163,400	238,100
SJM Holdings Ltd.	111,000	78,890
Sun Hung Kai Properties Ltd.	88,000	1,056,162
Swire Pacific Ltd., Class A	30,500	341,131
Swire Properties Ltd.	60,800	174,754
Techtronic Industries Co., Ltd.	67,000	272,172
WH Group Ltd.*§	246,000	136,348
Wharf Holdings Ltd.	71,100	392,450
Wheelock & Co., Ltd.	50,000	209,779
Yue Yuen Industrial Holdings Ltd.	43,500	147,783

		33,706,100

India (1.9%)
Ashok Leyland Ltd.	2,738,674	3,617,212
Bharat Petroleum Corp., Ltd.	169,311	2,277,155
DLF Ltd.	2,103,118	3,650,628

Glenmark Pharmaceuticals Ltd.	140,926	$1,952,079
HDFC Bank Ltd.	152,740	3,058,277
ICICI Bank Ltd. (ADR)	497,905	3,898,596
Idea Cellular Ltd.	424,768	919,195
IndusInd Bank Ltd.	248,326	3,620,515
Larsen & Toubro Ltd.	108,454	2,080,003
Marico Ltd.	682,500	2,329,550
Maruti Suzuki India Ltd.	43,127	3,004,097
Shree Cement Ltd.	15,534	2,697,245
Shriram Transport Finance Co., Ltd.	215,163	2,782,878
Sun Pharmaceutical Industries Ltd.	88,870	1,095,420
Zee Entertainment Enterprises Ltd.	412,018	2,713,072

		39,695,922

Indonesia (0.4%)
AKR Corporindo Tbk PT	1,638,400	848,150
Jasa Marga Persero Tbk PT	416,200	156,721
Kalbe Farma Tbk PT	12,065,700	1,144,498
Link Net Tbk PT*	3,620,200	1,039,583
Matahari Department Store Tbk PT	2,110,300	2,664,470
Surya Citra Media Tbk PT	4,017,100	900,021
United Tractors Tbk PT	379,700	461,402
XL Axiata Tbk PT*	5,377,700	1,417,834

		8,632,679

Ireland (0.8%)
Accenture plc, Class A	23,864	2,493,788
Allegion plc	3,648	240,476
Bank of Ireland*	1,430,634	524,327
CRH plc	42,388	1,225,233
Endo International plc*	7,900	483,638
Experian plc	45,593	805,651
James Hardie Industries plc (CDI)	22,053	278,200
Kerry Group plc, Class A	8,791	727,498
Medtronic plc	53,635	4,125,604
Perrigo Co. plc	5,548	802,795
Shire plc	59,476	4,076,118
XL Group plc	11,466	449,238

		16,232,566

Israel (0.2%)
Azrieli Group Ltd.	1,545	57,532
Bank Hapoalim B.M.	59,521	307,406
Bank Leumi Le-Israel B.M.*	77,993	270,538
Bezeq Israeli Telecommunication Corp., Ltd.	97,116	213,726
Check Point Software Technologies Ltd.*	2,960	240,885
Delek Group Ltd.	246	49,258
Israel Chemicals Ltd.	25,003	101,380
Mizrahi Tefahot Bank Ltd.	8,869	105,900
Mobileye N.V.*	3,706	156,690
NICE-Systems Ltd.	3,043	174,591
Taro Pharmaceutical Industries Ltd.*	234	36,165
Teva Pharmaceutical Industries Ltd.	46,052	3,022,739

		4,736,810

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Italy (0.8%)
Assicurazioni Generali S.p.A.	58,994	$1,078,646
Atlantia S.p.A.	21,315	564,556
Banca Monte dei Paschi di Siena S.p.A.*	964,956	1,274,433
Banco Popolare SC*	18,779	257,507
Brunello Cucinelli S.p.A.	52,404	923,716
Enel Green Power S.p.A.	81,752	165,670
Enel S.p.A.	358,188	1,498,221
Eni S.p.A.	128,745	1,907,248
EXOR S.p.A.	5,073	229,586
Finmeccanica S.p.A.*	21,382	295,554
Intesa Sanpaolo S.p.A. (RNC)	52,799	160,615
Intesa Sanpaolo S.p.A.	642,949	2,142,690
Luxottica Group S.p.A.	8,770	571,711
Mediobanca S.p.A.	29,197	279,936
Prysmian S.p.A.	69,816	1,527,146
Saipem S.p.A.*	14,854	119,405
Snam S.p.A.	109,234	571,252
Telecom Italia S.p.A.*	525,433	662,265
Telecom Italia S.p.A. (RNC)	302,216	309,114
Terna Rete Elettrica Nazionale S.p.A.	80,487	414,698
Tod’s S.p.A.	17,393	1,373,627
UniCredit S.p.A.	242,492	1,335,638
Unione di Banche Italiane S.p.A.	46,232	307,051
UnipolSai S.p.A.	36,336	92,054

		18,062,339

Japan (8.8%)
ABC-Mart, Inc.	600	32,913
Acom Co., Ltd.*	18,300	86,161
Aeon Co., Ltd.	34,000	522,814
AEON Financial Service Co., Ltd.	5,400	120,808
Aeon Mall Co., Ltd.	5,580	95,786
Air Water, Inc.	8,000	128,353
Aisin Seiki Co., Ltd.	10,000	429,958
Ajinomoto Co., Inc.	29,000	686,378
Alfresa Holdings Corp.	9,200	181,998
Alps Electric Co., Ltd.	7,800	210,950
Amada Holdings Co., Ltd.	17,600	167,957
ANA Holdings, Inc.	63,000	181,809
Aozora Bank Ltd.	63,000	219,694
Asahi Glass Co., Ltd.	49,000	279,415
Asahi Group Holdings Ltd.	17,600	550,212
Asahi Kasei Corp.	66,000	446,689
Asics Corp.	8,300	171,783
Astellas Pharma, Inc.	103,300	1,467,295
Bandai Namco Holdings, Inc.	8,400	176,501
Bank of Kyoto Ltd.	19,000	176,005
Bank of Yokohama Ltd.	56,000	342,771
Benesse Holdings, Inc.	3,900	112,297
Bridgestone Corp.	32,700	1,119,709
Brother Industries Ltd.	12,600	144,484
Calbee, Inc.	3,500	146,889
Canon, Inc.	53,800	1,630,641
Casio Computer Co., Ltd.	9,800	228,764
Central Japan Railway Co.	7,200	1,275,406
Chiba Bank Ltd.	36,000	255,238
Chubu Electric Power Co., Inc.	33,500	458,227

Chugai Pharmaceutical Co., Ltd.	11,400	$397,319
Chugoku Bank Ltd.	8,200	109,301
Chugoku Electric Power Co., Inc.	14,400	189,534
Citizen Holdings Co., Ltd.	15,700	112,767
Credit Saison Co., Ltd.	4,500	88,682
Dai Nippon Printing Co., Ltd.	24,000	237,272
Daicel Corp.	16,000	238,095
Daihatsu Motor Co., Ltd.	4,700	63,311
Dai-ichi Life Insurance Co., Ltd.	319,500	5,301,388
Daiichi Sankyo Co., Ltd.	29,900	614,466
Daikin Industries Ltd.	12,200	887,887
Daito Trust Construction Co., Ltd.	3,700	428,366
Daiwa House Industry Co., Ltd.	30,900	885,921
Daiwa Securities Group, Inc.	86,400	528,252
Denso Corp.	24,400	1,163,377
Dentsu, Inc.	9,986	546,607
Don Quijote Holdings Co., Ltd.	6,400	224,850
East Japan Railway Co.	16,737	1,572,980
Eisai Co., Ltd.	12,300	813,066
Electric Power Development Co., Ltd.	7,100	252,665
FamilyMart Co., Ltd.	3,300	153,335
FANUC Corp.	22,218	3,830,189
Fast Retailing Co., Ltd.	2,700	945,493
Fuji Electric Co., Ltd.	29,000	121,609
Fuji Heavy Industries Ltd.	29,500	1,212,696
Fujifilm Holdings Corp.	23,100	962,131
Fujitsu Ltd.	97,000	482,805
Fukuoka Financial Group, Inc.	38,000	188,473
GungHo Online Entertainment, Inc.	17,800	48,456
Gunma Bank Ltd.	22,000	127,901
Hachijuni Bank Ltd.	19,000	116,599
Hakuhodo DY Holdings, Inc.	12,300	132,922
Hamamatsu Photonics KK	7,600	208,309
Hankyu Hanshin Holdings, Inc.	57,000	370,252
Hikari Tsushin, Inc.	1,000	67,883
Hino Motors Ltd.	12,300	141,913
Hirose Electric Co., Ltd.	1,680	203,039
Hiroshima Bank Ltd.	26,000	147,646
Hisamitsu Pharmaceutical Co., Inc.	2,600	109,058
Hitachi Chemical Co., Ltd.	5,400	85,565
Hitachi Construction Machinery Co., Ltd.	6,000	93,414
Hitachi High-Technologies Corp.	3,700	99,988
Hitachi Ltd.	243,200	1,375,946
Hitachi Metals Ltd.	10,000	123,314
Hokuhoku Financial Group, Inc.	62,000	126,315
Hokuriku Electric Power Co.	7,600	112,251
Honda Motor Co., Ltd.	82,700	2,649,835
Hoshizaki Electric Co., Ltd.	1,400	87,013
Hoya Corp.	19,900	811,297
Hulic Co., Ltd.	11,700	102,621
Idemitsu Kosan Co., Ltd.	5,200	82,735
IHI Corp.	72,000	197,961
Iida Group Holdings Co., Ltd.	7,700	142,624
INPEX Corp.	49,800	491,457
Isetan Mitsukoshi Holdings Ltd.	19,400	252,412

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Isuzu Motors Ltd.	30,800	$331,449
ITOCHU Corp.	78,600	926,542
Itochu Techno-Solutions Corp.	2,600	51,950
Iyo Bank Ltd.	11,100	107,753
J. Front Retailing Co., Ltd.	13,000	188,347
Japan Airlines Co., Ltd.	6,688	239,507
Japan Airport Terminal Co., Ltd.	2,200	97,565
Japan Exchange Group, Inc.	28,600	446,679
Japan Post Bank Co., Ltd.*	20,600	299,929
Japan Post Holdings Co., Ltd.*	22,900	355,327
Japan Prime Realty Investment Corp. (REIT)	45	153,988
Japan Real Estate Investment Corp. (REIT)	64	311,259
Japan Retail Fund Investment Corp. (REIT)	127	243,880
Japan Tobacco, Inc.	55,900	2,052,488
JFE Holdings, Inc.	25,600	402,373
JGC Corp.	11,000	168,322
Joyo Bank Ltd.	30,000	141,798
JSR Corp.	9,900	154,513
JTEKT Corp.	10,300	168,577
JX Holdings, Inc.	116,833	488,594
Kajima Corp.	41,000	243,970
Kakaku.com, Inc.	7,900	155,959
Kamigumi Co., Ltd.	14,000	120,509
Kaneka Corp.	9,000	93,579
Kansai Electric Power Co., Inc.*	36,600	437,925
Kansai Paint Co., Ltd.	12,000	181,424
Kao Corp.	25,300	1,298,305
Kawasaki Heavy Industries Ltd.	73,000	269,956
KDDI Corp.	276,875	7,167,454
Keihan Electric Railway Co., Ltd.	24,000	160,551
Keikyu Corp.	22,000	181,662
Keio Corp.	32,000	276,412
Keisei Electric Railway Co., Ltd.	15,000	190,901
Keyence Corp.	11,718	6,431,372
Kikkoman Corp.	7,000	242,273
Kintetsu Group Holdings Co., Ltd.	90,000	366,116
Kirin Holdings Co., Ltd.	42,800	579,144
Kobe Steel Ltd.	161,000	174,919
Koito Manufacturing Co., Ltd.	5,000	204,521
Komatsu Ltd.	46,100	751,146
Konami Corp.	3,600	85,855
Konica Minolta, Inc.	23,900	239,718
Kose Corp.	900	82,853
Kubota Corp.	56,000	863,244
Kuraray Co., Ltd.	16,600	200,729
Kurita Water Industries Ltd.	6,100	127,707
Kyocera Corp.	91,800	4,254,857
Kyowa Hakko Kirin Co., Ltd.	12,000	188,734
Kyushu Electric Power Co., Inc.*	21,600	236,025
Kyushu Financial Group, Inc.*	9,100	63,588
Lawson, Inc.	3,400	275,729
LIXIL Group Corp.	12,700	281,863
M3, Inc.	9,500	196,893
Mabuchi Motor Co., Ltd.	2,400	129,669
Makita Corp.	6,200	356,310

Marubeni Corp.	85,900	$440,964
Marui Group Co., Ltd.	11,700	190,096
Maruichi Steel Tube Ltd.	2,300	67,877
Mazda Motor Corp.	28,060	577,246
McDonald’s Holdings Co. Japan Ltd.	3,910	85,063
Medipal Holdings Corp.	7,800	132,817
MEIJI Holdings Co., Ltd.	6,044	498,365
Minebea Co., Ltd.	17,000	145,978
Miraca Holdings, Inc.	3,200	141,122
Mitsubishi Chemical Holdings Corp.	70,400	446,349
Mitsubishi Corp.	68,700	1,141,343
Mitsubishi Electric Corp.	97,000	1,016,999
Mitsubishi Estate Co., Ltd.	63,000	1,305,797
Mitsubishi Gas Chemical Co., Inc.	23,000	117,513
Mitsubishi Heavy Industries Ltd.	158,000	690,149
Mitsubishi Logistics Corp.	7,000	92,327
Mitsubishi Materials Corp.	54,000	169,837
Mitsubishi Motors Corp.	33,300	281,539
Mitsubishi Tanabe Pharma Corp.	10,000	172,277
Mitsubishi UFJ Financial Group, Inc.	647,700	4,008,547
Mitsubishi UFJ Lease & Finance Co., Ltd.	24,300	125,178
Mitsui & Co., Ltd.	84,100	998,839
Mitsui Chemicals, Inc.	46,000	204,029
Mitsui Fudosan Co., Ltd.	48,000	1,202,759
Mitsui O.S.K. Lines Ltd.	61,000	153,664
Mixi, Inc.	1,900	70,938
Mizuho Financial Group, Inc.	1,157,844	2,311,328
MS&AD Insurance Group Holdings, Inc.	26,307	769,332
Murata Manufacturing Co., Ltd.	60,203	8,640,738
Nabtesco Corp.	5,700	115,831
Nagoya Railroad Co., Ltd.	48,000	199,810
NEC Corp.	135,000	428,799
Nexon Co., Ltd.	120,300	1,952,765
NGK Insulators Ltd.	14,000	315,800
NGK Spark Plug Co., Ltd.	9,300	244,987
NH Foods Ltd.	8,000	156,900
NHK Spring Co., Ltd.	9,000	90,149
Nidec Corp.	76,756	5,555,782
Nikon Corp.	19,100	255,157
Nintendo Co., Ltd.	10,700	1,472,982
Nippon Building Fund, Inc. (REIT)	76	363,014
Nippon Electric Glass Co., Ltd.	21,000	105,887
Nippon Express Co., Ltd.	43,000	201,752
Nippon Paint Holdings Co., Ltd.	7,000	169,324
Nippon Prologis REIT, Inc. (REIT)	74	133,724
Nippon Steel & Sumitomo Metal Corp.	39,491	781,958
Nippon Telegraph & Telephone Corp.	37,918	1,505,414
Nippon Yusen KK	90,000	218,142
Nissan Motor Co., Ltd.	124,400	1,302,823
Nisshin Seifun Group, Inc.	12,380	202,132
Nissin Foods Holdings Co., Ltd.	3,300	174,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Nitori Holdings Co., Ltd.	3,900	$327,786
Nitto Denko Corp.	8,500	620,031
NOK Corp.	4,700	109,854
Nomura Holdings, Inc.	443,700	2,465,948
Nomura Real Estate Holdings, Inc.	5,800	107,437
Nomura Real Estate Master Fund, Inc. (REIT)*	139	172,051
Nomura Research Institute Ltd.	6,380	245,215
NSK Ltd.	20,200	219,090
NTT Data Corp.	5,800	280,183
NTT DOCOMO, Inc.	70,000	1,434,688
NTT Urban Development Corp.	6,700	64,385
Obayashi Corp.	32,000	295,222
Obic Co., Ltd.	2,600	137,830
Odakyu Electric Railway Co., Ltd.	31,000	333,714
Oji Holdings Corp.	45,000	181,371
Olympus Corp.	12,500	492,331
Omron Corp.	10,200	339,749
Ono Pharmaceutical Co., Ltd.	4,200	746,487
Oracle Corp. Japan	2,200	102,596
Oriental Land Co., Ltd.	10,400	626,149
ORIX Corp.	68,800	965,137
Osaka Gas Co., Ltd.	96,000	346,153
Otsuka Corp.	2,400	117,696
Otsuka Holdings Co., Ltd.	18,200	643,855
Panasonic Corp.	111,200	1,128,558
Park24 Co., Ltd.	4,400	106,764
Rakuten, Inc.	46,100	531,265
Recruit Holdings Co., Ltd.	7,800	229,354
Resona Holdings, Inc.	114,805	557,247
Ricoh Co., Ltd.	36,800	377,983
Rinnai Corp.	1,800	159,359
Rohm Co., Ltd.	4,900	247,631
Ryohin Keikaku Co., Ltd.	900	182,458
Sankyo Co., Ltd.	2,700	100,707
Sanrio Co., Ltd.	2,300	53,848
Santen Pharmaceutical Co., Ltd.	19,100	314,108
SBI Holdings, Inc.	11,660	125,865
Secom Co., Ltd.	10,900	737,599
Sega Sammy Holdings, Inc.	9,700	90,584
Seibu Holdings, Inc.	6,000	122,717
Seiko Epson Corp.	14,000	215,169
Sekisui Chemical Co., Ltd.	21,000	273,923
Sekisui House Ltd.	30,000	504,127
Seven & i Holdings Co., Ltd.	37,800	1,723,507
Seven Bank Ltd.	32,000	140,071
Shikoku Electric Power Co., Inc.	9,600	149,815
Shimadzu Corp.	14,000	234,566
Shimamura Co., Ltd.	1,200	140,256
Shimano, Inc.	4,100	627,962
Shimizu Corp.	31,000	252,603
Shin-Etsu Chemical Co., Ltd.	20,300	1,102,615
Shinsei Bank Ltd.	96,000	176,597
Shionogi & Co., Ltd.	15,500	700,735
Shiseido Co., Ltd.	18,400	380,754
Shizuoka Bank Ltd.	29,000	281,096
Showa Shell Sekiyu KK	9,500	77,220
SMC Corp.	2,800	726,122
SoftBank Group Corp.	48,800	2,459,244

Sohgo Security Services Co., Ltd.	2,300	$107,635
Sompo Japan Nipponkoa Holdings, Inc.	17,281	565,249
Sony Corp.	63,300	1,550,748
Sony Financial Holdings, Inc.	10,100	180,416
Stanley Electric Co., Ltd.	7,700	169,604
Sumitomo Chemical Co., Ltd.	77,000	441,920
Sumitomo Corp.	58,500	595,826
Sumitomo Dainippon Pharma Co., Ltd.	8,400	98,839
Sumitomo Electric Industries Ltd.	39,200	552,343
Sumitomo Heavy Industries Ltd.	29,000	129,905
Sumitomo Metal Mining Co., Ltd.	20,000	241,734
Sumitomo Mitsui Financial Group, Inc.	154,063	5,811,610
Sumitomo Mitsui Trust Holdings, Inc.	173,020	653,209
Sumitomo Realty & Development Co., Ltd.	18,000	512,873
Sumitomo Rubber Industries Ltd.	9,100	118,294
Suntory Beverage & Food Ltd.	7,200	315,684
Suruga Bank Ltd.	6,100	125,689
Suzuken Co., Ltd.	4,510	171,907
Suzuki Motor Corp.	72,900	2,213,128
Sysmex Corp.	7,500	479,671
T&D Holdings, Inc.	30,100	395,675
Taiheiyo Cement Corp.	64,000	186,600
Taisei Corp.	53,000	349,176
Taisho Pharmaceutical Holdings Co., Ltd.	1,900	134,165
Taiyo Nippon Sanso Corp.	7,100	64,134
Takashimaya Co., Ltd.	14,000	125,978
Takeda Pharmaceutical Co., Ltd.	39,900	1,986,358
TDK Corp.	6,400	409,375
Teijin Ltd.	32,000	108,996
Terumo Corp.	15,400	476,667
THK Co., Ltd.	5,900	109,180
Tobu Railway Co., Ltd.	57,000	280,996
Toho Co., Ltd.	6,000	166,246
Toho Gas Co., Ltd.	23,000	148,530
Tohoku Electric Power Co., Inc.	22,300	278,773
Tokio Marine Holdings, Inc.	34,900	1,344,714
Tokyo Electric Power Co., Inc.*	71,700	412,391
Tokyo Electron Ltd.	8,900	534,116
Tokyo Gas Co., Ltd.	121,000	568,378
Tokyo Tatemono Co., Ltd.	6,100	66,323
Tokyu Corp.	58,000	458,785
Tokyu Fudosan Holdings Corp.	29,000	181,462
TonenGeneral Sekiyu KK	16,000	134,456
Toppan Printing Co., Ltd.	26,000	239,405
Toray Industries, Inc.	76,000	705,318
Toshiba Corp.*	209,000	428,887
TOTO Ltd.	6,500	227,899
Toyo Seikan Group Holdings Ltd.	8,000	147,981
Toyo Suisan Kaisha Ltd.	5,000	174,043

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Toyoda Gosei Co., Ltd.	3,500	$79,486
Toyota Industries Corp.	8,500	454,256
Toyota Motor Corp.	136,900	8,402,928
Toyota Tsusho Corp.	10,600	247,929
Trend Micro, Inc.	5,100	206,883
Unicharm Corp.	19,400	395,517
United Urban Investment Corp. (REIT)	139	188,535
USS Co., Ltd.	10,700	160,989
West Japan Railway Co.	8,600	593,214
Yahoo! Japan Corp.	73,000	296,677
Yakult Honsha Co., Ltd.	4,400	215,213
Yamada Denki Co., Ltd.	35,200	152,225
Yamaguchi Financial Group, Inc.	11,000	130,348
Yamaha Corp.	8,700	210,203
Yamaha Motor Co., Ltd.	13,400	300,278
Yamato Holdings Co., Ltd.	18,100	383,621
Yamazaki Baking Co., Ltd.	6,000	134,693
Yaskawa Electric Corp.	11,600	157,884
Yokogawa Electric Corp.	10,800	129,846
Yokohama Rubber Co., Ltd.	5,000	76,612

		185,105,199

Luxembourg (0.1%)
ArcelorMittal S.A.	51,960	217,109
Millicom International Cellular S.A. (SDR)	3,523	200,662
RTL Group S.A.	2,084	174,064
SES S.A. (FDR)	16,680	462,361
Tenaris S.A.	24,559	292,368

		1,346,564

Macau (0.0%)
MGM China Holdings Ltd.	54,800	67,976
Sands China Ltd.	125,987	426,119
Wynn Macau Ltd.	87,600	101,534

		595,629

Malaysia (0.0%)
Astro Malaysia Holdings Bhd	250,000	160,507

Mexico (1.0%)
Alfa S.A.B. de C.V., Class A	1,280,228	2,533,046
Cemex S.A.B. de C.V. (ADR)*	596,059	3,320,049
El Puerto de Liverpool S.A.B. de C.V.	109,233	1,331,686
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	86,121	7,953,274
Fresnillo plc	10,590	110,839
Grupo Financiero Banorte S.A.B. de C.V., Class O	690,639	3,806,539
Grupo Financiero Inbursa S.A.B. de C.V., Class O	497,707	898,122
Mexichem S.A.B. de C.V.	707,879	1,581,325

		21,534,880

Netherlands (1.1%)
Aegon N.V.	94,223	531,840
AerCap Holdings N.V.*	3,050	131,638
Akzo Nobel N.V.	12,765	852,619
Altice N.V., Class A*	18,768	268,378
Altice N.V., Class B*	4,514	65,310

ASML Holding N.V.	17,797	$1,586,005
Boskalis Westminster	4,476	182,340
Gemalto N.V.	4,154	248,214
Heineken Holding N.V.	5,155	395,186
Heineken N.V.	11,573	987,738
ING Groep N.V. (CVA)	196,374	2,643,400
Koninklijke Ahold N.V.	41,168	869,185
Koninklijke DSM N.V.	8,881	444,425
Koninklijke KPN N.V.	166,561	628,940
Koninklijke Philips N.V.	47,179	1,199,546
Koninklijke Vopak N.V.	3,948	169,782
NN Group N.V.	10,844	381,335
NXP Semiconductors N.V.*	5,688	479,214
OCI N.V.*	3,973	97,809
QIAGEN N.V.*	11,464	310,156
Randstad Holding N.V.	6,266	389,775
Royal Dutch Shell plc, Class A	198,356	4,456,366
Royal Dutch Shell plc, Class B	124,144	2,834,738
Steinhoff International Holdings N.V.	519,072	2,635,134
TNT Express N.V.	27,078	229,133
Wolters Kluwer N.V.	15,701	526,074

		23,544,280

New Zealand (0.0%)
Auckland International Airport Ltd.	35,560	139,681
Contact Energy Ltd.	38,090	123,210
Fletcher Building Ltd.	32,637	163,197
Meridian Energy Ltd.	77,826	126,779
Mighty River Power Ltd.	28,672	54,155
Ryman Healthcare Ltd.	19,673	114,249
Spark New Zealand Ltd.	87,648	197,549

		918,820

Norway (0.2%)
DNB ASA	50,825	625,495
Gjensidige Forsikring ASA	8,792	140,004
Norsk Hydro ASA	72,701	270,391
Orkla ASA	38,584	304,501
Schibsted ASA*	3,715	117,927
Schibsted ASA, Class A	3,863	126,791
Statoil ASA	54,535	762,743
Telenor ASA	36,738	611,182
Yara International ASA	9,338	402,192

		3,361,226

Pakistan (0.1%)
Lucky Cement Ltd. (GDR)	75,372	1,394,382
United Bank Ltd./Pakistan (GDR)	107,321	719,051

		2,113,433

Panama (0.0%)
Copa Holdings S.A., Class A	12,666	611,261

Peru (0.1%)
Credicorp Ltd.	26,958	2,623,552

Philippines (0.6%)
BDO Unibank, Inc.	540,950	1,203,117
DMCI Holdings, Inc.	4,342,350	1,269,517
International Container Terminal Services, Inc.	549,940	820,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

LT Group, Inc.	4,309,300	$1,350,259
Metro Pacific Investments Corp.	17,262,000	1,904,271
Metropolitan Bank & Trust Co.	1,458,437	2,494,862
SM Investments Corp.	150,545	2,757,422

		11,799,581

Poland (0.4%)
Bank Pekao S.A.	45,693	1,666,149
CCC S.A.	42,594	1,499,295
Eurocash S.A.	98,389	1,212,210
LPP S.A.	686	969,410
PKP Cargo S.A.	73,571	1,282,158
Polski Koncern Naftowy Orlen S.A.	88,040	1,512,637

		8,141,859

Portugal (0.1%)
Banco Comercial Portugues S.A., Class R*	1,919,017	101,042
EDP – Energias de Portugal S.A.	118,211	424,841
Galp Energia SGPS S.A.	21,329	247,244
Jeronimo Martins SGPS S.A.	179,503	2,332,265

		3,105,392

Russia (0.3%)
Mail.Ru Group Ltd. (ADR)(m)*	96,962	2,180,238
X5 Retail Group N.V. (GDR)(m)*	78,735	1,492,362
Yandex N.V., Class A*	122,675	1,928,451

		5,601,051

Singapore (0.4%)
Ascendas Real Estate Investment Trust (REIT)	106,300	170,245
Avago Technologies Ltd.	10,005	1,452,226
CapitaLand Commercial Trust (REIT)	104,300	99,017
CapitaLand Ltd.	130,900	307,219
CapitaLand Mall Trust (REIT)	127,000	172,107
City Developments Ltd.	20,600	110,799
ComfortDelGro Corp., Ltd.	110,000	235,286
DBS Group Holdings Ltd.	87,200	1,020,894
Genting Singapore plc	222,357	119,847
Global Logistic Properties Ltd.	163,600	246,329
Golden Agri-Resources Ltd.	370,225	88,199
Hutchison Port Holdings Trust	293,000	154,786
Jardine Cycle & Carriage Ltd.	5,333	130,127
Keppel Corp., Ltd.	75,200	343,160
Oversea-Chinese Banking Corp., Ltd.	149,378	923,226
Sembcorp Industries Ltd.	55,000	117,692
Sembcorp Marine Ltd.	46,000	56,456
Singapore Airlines Ltd.	30,000	236,093
Singapore Exchange Ltd.	36,100	195,289
Singapore Press Holdings Ltd.	78,600	217,908
Singapore Technologies Engineering Ltd.	86,000	181,585
Singapore Telecommunications Ltd.	401,200	1,032,519
StarHub Ltd.	31,288	81,381

Suntec Real Estate Investment Trust (REIT)	119,000	$129,332
United Overseas Bank Ltd.	64,340	885,748
UOL Group Ltd.	24,770	108,623
Wilmar International Ltd.	94,100	193,834

		9,009,927

South Africa (0.8%)
Investec plc	26,793	189,081
Life Healthcare Group Holdings Ltd.	603,393	1,362,297
Mondi plc (Johannesburg Stock Exchange)	142,240	2,826,422
Mondi plc (London Stock Exchange)	19,099	372,475
MTN Group Ltd.	222,049	1,903,584
Naspers Ltd., Class N	38,759	5,299,334
Sasol Ltd.	70,298	1,893,696
Vodacom Group Ltd.	234,607	2,309,111

		16,156,000

South Korea (1.7%)
Amorepacific Corp.*	8,086	2,839,809
Cosmax, Inc.*	7,081	1,101,475
Coway Co., Ltd.*	37,243	2,656,416
Hotel Shilla Co., Ltd.*	25,773	1,686,334
Hyundai Development Co-Engineering & Construction*	15,683	511,771
KB Financial Group, Inc.*	62,628	1,759,600
Kia Motors Corp.*	50,129	2,233,041
Korea Aerospace Industries Ltd.*	17,537	1,158,779
LG Chem Ltd.*	6,396	1,766,534
LIG Nex1 Co., Ltd.*	7,829	682,258
NAVER Corp.*	3,769	2,098,991
Samsung Electronics Co., Ltd.	9,253	9,880,646
Samsung Electronics Co., Ltd. (Preference)(q)	4,523	4,185,994
SK Holdings Co., Ltd.*	9,289	1,888,140
SK Telecom Co., Ltd.	3,414	625,807

		35,075,595

Spain (1.4%)
Abertis Infraestructuras S.A.	23,645	368,557
ACS Actividades de Construccion y Servicios S.A.	9,458	275,546
Aena S.A.*§	3,355	382,244
Amadeus IT Holding S.A., Class A	22,355	984,364
Banco Bilbao Vizcaya Argentaria S.A.	663,080	4,835,568
Banco de Sabadell S.A.	242,151	428,895
Banco Popular Espanol S.A.	88,697	292,076
Banco Santander S.A.	717,377	3,521,987
Bankia S.A.	226,502	263,408
Bankinter S.A.	34,807	246,725
CaixaBank S.A.	120,137	417,916
Cemex Latam Holdings S.A.*	199,767	648,423
Distribuidora Internacional de Alimentacion S.A.*	33,100	194,464
Enagas S.A.	10,312	290,158
Endesa S.A.	16,519	330,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ferrovial S.A.	23,786	$536,829
Gas Natural SDG S.A.	18,038	366,434
Grifols S.A.	7,317	336,844
Iberdrola S.A.	273,696	1,940,319
Industria de Diseno Textil S.A.	230,579	7,912,610
Mapfre S.A.	59,016	147,196
Red Electrica Corporacion S.A.	5,425	452,175
Repsol S.A.	187,920	2,045,888
Telefonica S.A.	228,324	2,520,161
Zardoya Otis S.A.	10,245	119,371

		29,859,110

Sweden (1.3%)
Alfa Laval AB	15,271	277,277
Assa Abloy AB, Class B	308,790	6,467,508
Atlas Copco AB, Class A	31,490	767,148
Atlas Copco AB, Class B	19,627	451,263
Boliden AB	13,686	226,922
Electrolux AB	12,366	296,819
Getinge AB, Class B	9,784	254,628
Hennes & Mauritz AB, Class B	48,474	1,726,128
Hexagon AB, Class B	13,329	493,806
Husqvarna AB, Class B	14,557	96,044
ICA Gruppen AB	3,901	141,258
Industrivarden AB, Class C	8,530	145,798
Investment AB Kinnevik, Class B	12,243	375,310
Investor AB, Class B	23,689	871,570
Lundin Petroleum AB*	10,299	147,626
Nordea Bank AB	154,620	1,687,159
Sandvik AB	48,950	423,966
Securitas AB, Class B	15,680	238,842
Skandinaviska Enskilda Banken AB, Class A	76,181	796,508
Skanska AB, Class B	19,650	379,173
SKF AB, Class B	20,545	331,222
Svenska Cellulosa AB S.C.A., Class B	29,424	854,500
Svenska Handelsbanken AB, Class A	75,271	993,574
Swedbank AB, Class A	45,514	999,588
Swedish Match AB	7,895	279,322
Tele2 AB, Class B	17,843	177,240
Telefonaktiebolaget LM Ericsson, Class B	624,769	6,051,952
TeliaSonera AB	129,545	644,198
Volvo AB, Class B	79,806	736,773

		27,333,122

Switzerland (3.8%)
ABB Ltd. (Registered)*	110,894	1,968,373
ACE Ltd.	12,458	1,455,717
Actelion Ltd. (Registered)*	5,342	735,051
Adecco S.A. (Registered)*	8,848	607,537
Aryzta AG*	4,154	210,176
Baloise Holding AG (Registered)	2,580	327,174
Barry Callebaut AG (Registered)*	107	116,697
Chocoladefabriken Lindt & Spruengli AG	50	311,467

Chocoladefabriken Lindt & Sprungli AG (Registered)	5	$372,143
Cie Financiere Richemont S.A. (Registered)	26,458	1,900,567
Coca-Cola HBC AG*	10,959	233,658
Credit Suisse Group AG (Registered)*	263,176	5,688,112
DKSH Holding AG*	31,091	1,948,963
Dufry AG (Registered)*	1,878	222,745
EMS-Chemie Holding AG (Registered)	426	186,534
Galenica AG	199	310,267
Garmin Ltd.	4,376	162,656
Geberit AG (Registered)	1,966	661,260
Givaudan S.A. (Registered)*	435	782,715
Glencore plc*	582,669	775,283
Julius Baer Group Ltd.*	11,640	558,065
Kuehne + Nagel International AG (Registered)	2,780	381,179
LafargeHolcim Ltd. (Registered)*	21,688	1,086,735
Lonza Group AG (Registered)*	2,834	460,734
Nestle S.A. (Registered)	203,303	15,069,562
Novartis AG (Registered)	114,179	9,759,632
Pargesa Holding S.A.	1,598	100,673
Partners Group Holding AG	834	299,436
Roche Holding AG	46,096	12,703,510
Schindler Holding AG	2,273	380,606
Schindler Holding AG (Registered)	1,052	176,520
SGS S.A. (Registered)	285	542,951
Sika AG	97	347,731
Sonova Holding AG (Registered)	2,795	354,815
STMicroelectronics N.V.	30,737	205,040
Sulzer AG (Registered)	1,307	122,907
Swatch Group AG	1,484	517,880
Swatch Group AG (Registered)	2,842	191,984
Swiss Life Holding AG (Registered)*	1,669	447,926
Swiss Prime Site AG (Registered)*	3,333	260,265
Swiss Reinsurance AG	17,837	1,735,150
Swisscom AG (Registered)	1,322	657,450
Syngenta AG (Registered)	4,707	1,847,517
TE Connectivity Ltd.	14,733	951,899
Transocean Ltd. (Aquis Exchange)	19,656	244,423
Transocean Ltd. (BATS Europe Exchange)	12,976	160,643
UBS Group AG (Registered)	499,222	9,606,979
Wolseley plc	13,525	735,203
Zurich Insurance Group AG*	7,614	1,942,784

		80,827,294

Taiwan (1.4%)
Advanced Semiconductor Engineering, Inc.	2,019,000	2,307,766
Advanced Semiconductor Engineering, Inc. (ADR)	19,953	113,134
Catcher Technology Co., Ltd.	263,000	2,202,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Chailease Holding Co., Ltd.*	923,494	$1,586,190
Delta Electronics, Inc.	371,536	1,743,716
Eclat Textile Co., Ltd.	139,409	1,919,864
Formosa Plastics Corp.	325,000	759,311
Fubon Financial Holding Co., Ltd.	1,297,880	1,764,072
Hermes Microvision, Inc.	17,739	641,874
Hon Hai Precision Industry Co., Ltd.	1,440,000	3,521,973
PChome Online, Inc.	74,000	736,146
Pegatron Corp.	779,000	1,693,451
Taiwan Mobile Co., Ltd.	350,000	1,063,439
Taiwan Semiconductor Manufacturing Co., Ltd.	1,656,133	7,146,340
Uni-President Enterprises Corp.	1,510,830	2,517,303

		29,716,607

Thailand (0.3%)
Advanced Info Service PCL	368,000	1,542,529
BTS Rail Mass Transit Growth Infrastructure Fund, Class F	5,179,023	1,466,275
Land & Houses PCL (Registered)	3,836,500	977,711
Land & Houses PCL (NVDR)	122,700	32,119
Minor International PCL	1,446,330	1,445,126
Minor International PCL (NVDR)	66,800	66,744
Total Access Communication PCL	341,600	282,625
Total Access Communication PCL (NVDR)	146,400	121,125

		5,934,254

Turkey (0.1%)
Arcelik A/S	295,309	1,413,660
Ulker Biskuvi Sanayi A/S	220,444	1,330,264

		2,743,924

United Kingdom (6.1%)
3i Group plc	52,364	369,081
Aberdeen Asset Management plc	48,477	206,520
Admiral Group plc	10,369	252,208
Aggreko plc	12,346	166,065
Amec Foster Wheeler plc	20,216	127,653
Anglo American plc	72,637	320,029
Aon plc	10,409	959,814
ARM Holdings plc	71,195	1,075,089
Ashtead Group plc	26,178	430,749
Associated British Foods plc	18,528	912,007
AstraZeneca plc	63,344	4,282,623
Auto Trader Group plc (b)*§	32,211	210,493
Aviva plc	203,779	1,539,764
Babcock International Group plc	8,537	127,126
BAE Systems plc	157,872	1,161,903
Barclays plc	841,836	2,724,752
Barratt Developments plc	51,590	472,760
BG Group plc	173,258	2,512,468
BP plc	926,860	4,829,816
British American Tobacco plc	93,186	5,175,462
British Land Co. plc (REIT)	50,387	579,965

BT Group plc	423,958	$2,930,062
Bunzl plc	17,349	479,245
Burberry Group plc	23,128	406,796
Capita plc	34,427	612,534
Centrica plc	250,230	803,743
Circassia Pharmaceuticals plc*	561,191	2,640,712
CNH Industrial N.V.	47,373	322,924
Cobham plc	60,576	251,449
Compass Group plc	83,955	1,453,077
Croda International plc	6,859	305,719
Delphi Automotive plc	10,540	903,594
Diageo plc	125,107	3,411,729
Direct Line Insurance Group plc	69,846	417,211
Dixons Carphone plc	50,901	374,087
Earthport plc*	1,208,601	440,997
easyJet plc	8,033	205,627
Ensco plc, Class A	8,922	137,310
Fiat Chrysler Automobiles N.V.*	43,330	596,639
G4S plc	79,705	264,730
GKN plc	85,457	387,967
GlaxoSmithKline plc	244,281	4,933,987
Hammerson plc (REIT)	40,789	360,493
Hargreaves Lansdown plc	14,368	318,136
HSBC Holdings plc	989,914	7,811,842
ICAP plc	27,708	208,002
IMI plc	14,609	184,298
Imperial Tobacco Group plc	48,726	2,562,771
Inmarsat plc	22,336	372,152
InterContinental Hotels Group plc	12,164	472,007
International Consolidated Airlines Group S.A.	42,418	378,132
Intertek Group plc	8,099	331,224
Intu Properties plc (REIT)	50,203	234,610
ITV plc	199,201	811,684
J Sainsbury plc	62,164	236,881
Johnson Matthey plc	10,658	413,871
Kingfisher plc	121,992	590,702
Land Securities Group plc (REIT)	41,113	712,778
Legal & General Group plc	300,664	1,185,763
Lloyds Banking Group plc	2,913,615	3,135,980
London Stock Exchange Group plc	14,287	577,358
Marks & Spencer Group plc	85,656	569,213
Meggitt plc	40,518	223,487
Melrose Industries plc	52,970	226,022
Merlin Entertainments plc§	35,451	237,573
Michael Kors Holdings Ltd. (Dusseldorf Stock Exchange)*	5,917	237,035
Michael Kors Holdings Ltd. (New York Stock Exchange)*	912	36,535
National Grid plc	191,403	2,632,598
Next plc	7,553	809,675
Old Mutual plc	256,183	674,504
Pearson plc	42,660	461,030
Pentair plc	6,829	338,240
Persimmon plc*	15,941	476,060
Petrofac Ltd.	14,557	170,558
Provident Financial plc	6,262	310,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Prudential plc	377,158	$8,443,778
Randgold Resources Ltd.	4,890	301,727
Reckitt Benckiser Group plc	31,925	2,938,662
RELX N.V.	48,769	820,095
RELX plc	55,841	979,029
Rexam plc	34,108	302,558
Rio Tinto Ltd.	20,633	665,703
Rio Tinto plc	61,376	1,788,660
Rolls-Royce Holdings plc*	94,013	795,770
Royal Bank of Scotland Group plc*	161,359	713,882
Royal Mail plc	36,777	239,315
RSA Insurance Group plc	54,512	342,549
SABMiller plc	49,481	2,963,894
Sage Group plc	54,984	488,883
Schroders plc	6,225	271,107
Segro plc (REIT)	41,688	263,158
Severn Trent plc	10,325	331,127
Sky plc	53,697	878,533
Smith & Nephew plc	46,579	824,437
Smiths Group plc	20,121	278,357
Sports Direct International plc*	15,097	128,003
SSE plc	49,933	1,118,129
St. James’s Place plc	23,071	340,284
Standard Chartered plc	161,778	1,342,163
Standard Life plc	101,916	584,768
Tate & Lyle plc	21,877	192,796
Taylor Wimpey plc	149,176	445,465
Tesco plc*	412,166	907,142
Travis Perkins plc	12,940	373,882
Unilever N.V. (CVA)	82,197	3,561,235
Unilever plc	197,644	8,462,676
United Utilities Group plc	35,463	488,726
Vodafone Group plc	1,321,604	4,274,761
Weir Group plc	10,724	157,740
Whitbread plc	9,450	610,700
William Hill plc	45,608	266,146
Wm Morrison Supermarkets plc	119,363	259,037
WPP plc	65,647	1,511,044

		128,673,768

United States (38.8%)
3M Co.	52,727	7,942,795
Abbott Laboratories	56,977	2,558,837
AbbVie, Inc.	62,391	3,696,043
ACADIA Pharmaceuticals, Inc.*	57,260	2,041,319
Activision Blizzard, Inc.	19,078	738,509
Adobe Systems, Inc.*	93,342	8,768,548
ADT Corp.	6,492	214,106
Advance Auto Parts, Inc.	2,777	417,966
AES Corp.	25,897	247,834
Aetna, Inc.	84,411	9,126,517
Affiliated Managers Group, Inc.*	2,059	328,946
Aflac, Inc.	16,335	978,467
Agilent Technologies, Inc.	12,569	525,510
AGL Resources, Inc.	4,555	290,655
Air Products and Chemicals, Inc.	7,495	975,174
Airgas, Inc.	2,407	332,936
Akamai Technologies, Inc.*	6,774	356,516

Alcoa, Inc.	49,676	$490,302
Alexion Pharmaceuticals, Inc.*	8,578	1,636,254
Allergan plc*	15,040	4,700,000
Alliance Data Systems Corp.*	2,330	644,408
Allstate Corp.	14,768	916,945
Alphabet, Inc., Class A*	20,262	15,764,039
Alphabet, Inc., Class C*	20,814	15,795,328
Altria Group, Inc.	74,814	4,354,923
Amazon.com, Inc.*	14,659	9,907,872
Ameren Corp.	9,203	397,846
American Airlines Group, Inc.	23,909	1,012,546
American Electric Power Co., Inc.	18,971	1,105,440
American Express Co.	31,912	2,219,480
American International Group, Inc.	47,182	2,923,869
American Tower Corp. (REIT)	16,269	1,577,280
Ameriprise Financial, Inc.	6,566	698,754
AmerisourceBergen Corp.	7,455	773,158
AMETEK, Inc.	9,185	492,224
Amgen, Inc.	28,758	4,668,286
Amphenol Corp., Class A	11,725	612,397
Anadarko Petroleum Corp.	19,267	935,991
Analog Devices, Inc.	11,897	658,142
Anthem, Inc.	48,156	6,714,873
Apache Corp.	14,336	637,522
Apartment Investment & Management Co. (REIT), Class A	5,945	237,978
Apple, Inc.	212,764	22,395,539
Applied Materials, Inc.	43,824	818,194
Archer-Daniels-Midland Co.	22,507	825,557
Assurant, Inc.	2,555	205,780
AT&T, Inc.	234,574	8,071,691
Autodesk, Inc.*	8,579	522,718
Automatic Data Processing, Inc.	17,667	1,496,748
AutoNation, Inc.*	2,977	177,608
AutoZone, Inc.*	1,171	868,777
AvalonBay Communities, Inc. (REIT)	5,220	961,159
Avery Dennison Corp.	3,468	217,305
Baker Hughes, Inc.	16,532	762,952
Ball Corp.	5,241	381,178
Bank of America Corp.	397,027	6,681,964
Bank of New York Mellon Corp.	41,478	1,709,723
Baxalta, Inc.	20,540	801,676
Baxter International, Inc.	21,240	810,306
BB&T Corp.	30,112	1,138,535
Becton, Dickinson and Co.	8,109	1,249,516
Bed Bath & Beyond, Inc.*	6,433	310,392
Berkshire Hathaway, Inc., Class B*	71,474	9,437,427
Best Buy Co., Inc.	10,957	333,641
Biogen, Inc.*	19,545	5,987,611
BioMarin Pharmaceutical, Inc.*	24,520	2,568,715
BlackRock, Inc.‡	4,795	1,632,793
Bluebird Bio, Inc.*	22,410	1,439,170
Boeing Co.	24,037	3,475,510
BorgWarner, Inc.	8,584	371,086
Boston Properties, Inc. (REIT)	5,825	742,921
Boston Scientific Corp.*	50,971	939,905

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Bristol-Myers Squibb Co.	63,663	$4,379,378
Broadcom Corp., Class A	21,561	1,246,657
Brown-Forman Corp., Class B	3,822	379,448
C.H. Robinson Worldwide, Inc.	5,378	333,544
C.R. Bard, Inc.	2,815	533,274
CA, Inc.	11,884	339,407
Cablevision Systems Corp. – New York Group, Class A	8,496	271,022
Cabot Oil & Gas Corp.	15,694	277,627
Cameron International Corp.*	7,264	459,085
Campbell Soup Co.	6,831	358,969
Capital One Financial Corp.	20,300	1,465,254
Cardinal Health, Inc.	12,653	1,129,533
CarMax, Inc.*	7,541	406,988
Carnival Corp.	17,556	956,451
Carnival plc	9,449	536,491
Caterpillar, Inc.	22,222	1,510,207
CBRE Group, Inc., Class A*	10,994	380,173
CBS Corp. (Non-Voting), Class B	16,417	773,733
Celgene Corp.*	29,982	3,590,644
Celldex Therapeutics, Inc.*	151,740	2,379,283
CenterPoint Energy, Inc.	16,318	299,599
CenturyLink, Inc.	20,543	516,862
Cerner Corp.*	11,648	700,860
CF Industries Holdings, Inc.	8,839	360,720
Charles Schwab Corp.	46,024	1,515,570
Chesapeake Energy Corp.	19,822	89,199
Chevron Corp.	71,816	6,460,567
Chipotle Mexican Grill, Inc.*	1,182	567,183
Chubb Corp.	8,766	1,162,722
Church & Dwight Co., Inc.	5,003	424,655
Cigna Corp.	15,532	2,272,798
Cimarex Energy Co.	3,583	320,249
Cincinnati Financial Corp.	5,602	331,470
Cintas Corp.	3,386	308,295
Cisco Systems, Inc.	193,650	5,258,566
Citigroup, Inc.	244,652	12,660,741
Citrix Systems, Inc.*	5,833	441,266
Clorox Co.	4,879	618,804
Clovis Oncology, Inc.*	21,270	744,450
CME Group, Inc./Illinois	13,026	1,180,156
CMS Energy Corp.	10,493	378,587
Coach, Inc.	10,492	343,403
Coca-Cola Co.	149,259	6,412,167
Coca-Cola Enterprises, Inc.	7,994	393,625
Cognizant Technology Solutions Corp., Class A*	23,117	1,387,482
Colgate-Palmolive Co.	136,826	9,115,348
Columbia Pipeline Group, Inc.	14,838	296,760
Comcast Corp., Class A	93,128	5,255,213
Comerica, Inc.	6,749	282,311
ConAgra Foods, Inc.	16,374	690,328
ConocoPhillips Co.	47,186	2,203,114
CONSOL Energy, Inc.	8,766	69,251
Consolidated Edison, Inc.	11,108	713,911
Constellation Brands, Inc., Class A	6,671	950,217
Corning, Inc.	45,144	825,232
Costco Wholesale Corp.	16,668	2,691,882
Crown Castle International Corp. (REIT)	12,658	1,094,284

CSRA, Inc.	5,247	$157,410
CSX Corp.	37,309	968,169
Cummins, Inc.	6,302	554,639
CVS Health Corp.	42,268	4,132,542
D.R. Horton, Inc.	12,381	396,563
Danaher Corp.	22,774	2,115,249
Darden Restaurants, Inc.	4,327	275,370
DaVita HealthCare Partners, Inc.*	6,457	450,117
Deere & Co.	11,824	901,817
Delta Air Lines, Inc.	29,766	1,508,839
DENTSPLY International, Inc.	5,303	322,688
Devon Energy Corp.	14,653	468,896
Diamond Offshore Drilling, Inc.	2,276	48,024
Discover Financial Services	16,129	864,837
Discovery Communications, Inc., Class A*	5,653	150,822
Discovery Communications, Inc., Class C*	9,782	246,702
Dollar General Corp.	11,176	803,219
Dollar Tree, Inc.*	8,902	687,412
Dominion Resources, Inc.	22,851	1,545,642
Dover Corp.	5,935	363,875
Dow Chemical Co.	42,913	2,209,161
Dr. Pepper Snapple Group, Inc.	7,240	674,768
DTE Energy Co.	6,807	545,853
Duke Energy Corp.	26,404	1,884,982
Dun & Bradstreet Corp.	1,378	143,216
E*TRADE Financial Corp.*	11,006	326,218
E.I. du Pont de Nemours & Co.	33,448	2,227,637
Eastman Chemical Co.	5,639	380,689
Eaton Corp. plc	17,731	922,721
eBay, Inc.*	165,385	4,544,780
Ecolab, Inc.	10,252	1,172,624
Edison International	12,357	731,658
Edwards Lifesciences Corp.*	8,156	644,161
Electronic Arts, Inc.*	11,824	812,545
Eli Lilly & Co.	37,238	3,137,674
EMC Corp.	73,939	1,898,754
Emerson Electric Co.	69,145	3,307,205
Entergy Corp.	6,809	465,463
EOG Resources, Inc.	21,094	1,493,244
EQT Corp.	5,781	301,364
Equifax, Inc.	4,485	499,494
Equinix, Inc. (REIT)	2,364	714,874
Equity Residential (REIT)	13,809	1,126,676
Essex Property Trust, Inc. (REIT)	2,494	597,089
Estee Lauder Cos., Inc., Class A	8,566	754,322
Eversource Energy	12,030	614,372
Exelon Corp.	35,063	973,700
Expedia, Inc.	4,441	552,016
Expeditors International of Washington, Inc.	7,175	323,593
Express Scripts Holding Co.*	25,864	2,260,772
Exxon Mobil Corp.	158,853	12,382,591
F5 Networks, Inc.*	2,693	261,113
Facebook, Inc., Class A*	141,545	14,814,100
Fastenal Co.	11,005	449,224
FedEx Corp.	10,104	1,505,395
Fidelity National Information Services, Inc.	10,680	647,208

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares		Value (Note 1)

Fifth Third Bancorp	30,464		$612,326
First Solar, Inc.*	2,878		189,919
FirstEnergy Corp.	16,022		508,378
Fiserv, Inc.*	8,678		793,690
FLIR Systems, Inc.	5,281		148,238
Flowserve Corp.	5,081		213,808
Fluor Corp.	5,501		259,757
FMC Corp.	5,085		198,976
FMC Technologies, Inc.*	8,703		252,474
FNF Group	69,502		2,409,634
Ford Motor Co.	149,274		2,103,271
Fossil Group, Inc.*	1,531		55,973
Four Corners Property Trust, Inc. (REIT)*	—	#	8
Franklin Resources, Inc.	14,091		518,831
Freeport-McMoRan, Inc.	43,119		291,916
Frontier Communications Corp.	44,306		206,909
GameStop Corp., Class A	4,098		114,908
Gap, Inc.	8,256		203,923
General Dynamics Corp.	11,333		1,556,701
General Electric Co.	359,931		11,211,851
General Growth Properties, Inc. (REIT)	22,169		603,219
General Mills, Inc.	22,708		1,309,343
General Motors Co.	53,994		1,836,336
Genuine Parts Co.	5,750		493,868
Gilead Sciences, Inc.	97,100		9,825,549
Goldman Sachs Group, Inc.	41,110		7,409,255
Goodyear Tire & Rubber Co.	10,218		333,822
H&R Block, Inc.	8,943		297,891
Halliburton Co.	32,970		1,122,299
Hanesbrands, Inc.	14,561		428,530
Harley-Davidson, Inc.	7,318		332,164
Harman International Industries, Inc.	2,700		254,367
Harris Corp.	4,706		408,951
Hartford Financial Services Group, Inc.	15,734		683,800
Hasbro, Inc.	4,264		287,223
HCA Holdings, Inc.*	11,812		798,846
HCP, Inc. (REIT)	18,110		692,526
Helmerich & Payne, Inc.	4,088		218,912
Henry Schein, Inc.*	3,163		500,355
Hershey Co.	5,540		494,556
Hess Corp.	9,145		443,350
Hewlett Packard Enterprise Co.	68,510		1,041,352
Home Depot, Inc.	48,351		6,394,420
Honeywell International, Inc.	29,390		3,043,922
Hormel Foods Corp.	5,112		404,257
Host Hotels & Resorts, Inc. (REIT)	28,487		436,991
HP, Inc.	68,510		811,158
Humana, Inc.	7,269		1,297,589
Huntington Bancshares, Inc./Ohio	30,457		336,854
Illinois Tool Works, Inc.	12,496		1,158,129
Illumina, Inc.*	5,592		1,073,356
Ingersoll-Rand plc	10,064		556,439
Intel Corp.	179,716		6,191,216
Intercontinental Exchange, Inc.	4,529		1,160,602
International Business Machines Corp.	34,029		4,683,071

International Flavors & Fragrances, Inc.	3,057		$365,739
International Game Technology plc (Italian Stock Exchange)	310		5,016
International Game Technology plc (New York Stock Exchange)	94,722		1,532,602
International Paper Co.	15,844		597,319
Interpublic Group of Cos., Inc.	15,565		362,353
Intuit, Inc.	70,381		6,791,767
Intuitive Surgical, Inc.*	1,443		788,109
Invesco Ltd.	16,260		544,385
Ionis Pharmaceuticals, Inc.*	21,600		1,337,688
Iron Mountain, Inc. (REIT)	7,339		198,226
J.B. Hunt Transport Services, Inc.	3,487		255,806
J.M. Smucker Co.	4,539		559,840
Jacobs Engineering Group, Inc.*	4,747		199,137
Johnson & Johnson	105,494		10,836,344
Johnson Controls, Inc.	24,807		979,628
JPMorgan Chase & Co.	140,252		9,260,840
Juniper Networks, Inc.	13,414		370,226
Kansas City Southern	4,186		312,569
Kellogg Co.	9,656		697,839
Keurig Green Mountain, Inc.	4,328		389,433
KeyCorp	31,891		420,642
Kimberly-Clark Corp.	13,816		1,758,777
Kimco Realty Corp. (REIT)	15,669		414,602
Kinder Morgan, Inc.	69,828		1,041,834
KLA-Tencor Corp.	5,975		414,366
Kohl’s Corp.	7,061		336,315
Kraft Heinz Co.	22,824		1,660,674
Kroger Co.	37,327		1,561,388
L Brands, Inc.	9,745		933,766
L-3 Communications Holdings, Inc.	3,047		364,147
Laboratory Corp. of America Holdings*	3,816		471,810
Lam Research Corp.	6,000		476,520
Legg Mason, Inc.	4,209		165,119
Leggett & Platt, Inc.	5,212		219,008
Lennar Corp., Class A	7,014		343,055
Leucadia National Corp.	12,816		222,870
Level 3 Communications, Inc.*	10,932		594,264
Lincoln National Corp.	9,518		478,375
Linear Technology Corp.	9,093		386,180
Lockheed Martin Corp.	10,033		2,178,666
Loews Corp.	10,331		396,710
Lowe’s Cos., Inc.	34,817		2,647,485
LyondellBasell Industries N.V., Class A	13,713		1,191,660
M&T Bank Corp.	6,208		752,285
Macerich Co. (REIT)	5,104		411,842
MacroGenics, Inc.*	49,320		1,527,440
Macy’s, Inc.	11,982		419,130
Mallinckrodt plc*	4,451		332,178
Marathon Oil Corp.	25,683		323,349
Marathon Petroleum Corp.	20,335		1,054,166
Marriott International, Inc., Class A	7,255		486,375
Marsh & McLennan Cos., Inc.	19,737		1,094,417
Martin Marietta Materials, Inc.	2,542		347,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Masco Corp.	13,045	$369,174
MasterCard, Inc., Class A	37,850	3,685,076
Mattel, Inc.	12,843	348,944
Maxim Integrated Products, Inc.	165,461	6,287,518
McCormick & Co., Inc. (Non-Voting)	4,399	376,378
McDonald’s Corp.	52,276	6,175,887
McGraw Hill Financial, Inc.	95,311	9,395,758
McKesson Corp.	8,705	1,716,887
Mead Johnson Nutrition Co.	7,423	586,046
Medivation, Inc.*	19,034	920,104
Merck & Co., Inc.	106,435	5,621,897
MetLife, Inc.	42,359	2,042,127
Microchip Technology, Inc.	7,561	351,889
Micron Technology, Inc.*	42,271	598,557
Microsoft Corp.	304,836	16,912,301
Mohawk Industries, Inc.*	2,411	456,619
Molson Coors Brewing Co., Class B	5,994	562,956
Mondelez International, Inc., Class A	60,602	2,717,394
Monsanto Co.	16,898	1,664,791
Monster Beverage Corp.*	5,768	859,201
Moody’s Corp.	6,609	663,147
Morgan Stanley	57,786	1,838,173
Mosaic Co.	12,787	352,793
Motorola Solutions, Inc.	6,098	417,408
Murphy Oil Corp.	6,238	140,043
Mylan N.V.*	15,660	846,736
Nasdaq, Inc.	4,489	261,125
National Oilwell Varco, Inc.	13,965	467,688
Navient Corp.	14,347	164,273
NetApp, Inc.	11,381	301,938
Netflix, Inc.*	16,330	1,867,825
Newell Rubbermaid, Inc.	10,157	447,721
Newfield Exploration Co.*	6,122	199,332
Newmont Mining Corp.	20,065	360,969
News Corp., Class A	14,532	194,148
News Corp., Class B	3,985	55,631
NextEra Energy, Inc.	17,665	1,835,217
Nielsen Holdings plc	13,914	648,392
NIKE, Inc., Class B	51,420	3,213,750
NiSource, Inc.	12,056	235,213
Noble Energy, Inc.	16,121	530,865
Nordstrom, Inc.	5,283	263,146
Norfolk Southern Corp.	11,431	966,948
Northern Trust Corp.	8,302	598,491
Northrop Grumman Corp.	6,955	1,313,174
NRG Energy, Inc.	10,539	124,044
Nucor Corp.	12,122	488,517
NVIDIA Corp.	19,420	640,083
Occidental Petroleum Corp.	29,274	1,979,215
Omnicom Group, Inc.	9,214	697,131
ONEOK, Inc.	7,936	195,702
Oracle Corp.	122,111	4,460,715
O’Reilly Automotive, Inc.*	3,770	955,393
Owens-Illinois, Inc.*	5,942	103,510
PACCAR, Inc.	13,463	638,146
Parker-Hannifin Corp.	5,250	509,145
Patterson Cos., Inc.	3,241	146,526
Paychex, Inc.	12,193	644,888
PayPal Holdings, Inc.*	166,230	6,017,526

People’s United Financial, Inc.	11,849	$191,361
Pepco Holdings, Inc.	9,632	250,528
PepsiCo, Inc.	55,506	5,546,160
PerkinElmer, Inc.	4,304	230,565
Pfizer, Inc.	235,361	7,597,453
PG&E Corp.	18,941	1,007,472
Philip Morris International, Inc.	59,090	5,194,602
Phillips 66	18,160	1,485,488
Pinnacle West Capital Corp.	4,206	271,203
Pioneer Natural Resources Co.	5,663	710,027
Pitney Bowes, Inc.	7,752	160,079
Plum Creek Timber Co., Inc. (REIT)	6,628	316,288
PNC Financial Services Group, Inc.‡	19,368	1,845,964
PPG Industries, Inc.	10,268	1,014,684
PPL Corp.	26,027	888,302
Praxair, Inc.	10,865	1,112,576
Precision Castparts Corp.	5,304	1,230,581
Priceline Group, Inc.*	1,900	2,422,405
Principal Financial Group, Inc.	10,396	467,612
Procter & Gamble Co.	103,758	8,239,423
Progressive Corp.	22,222	706,660
Prologis, Inc. (REIT)	19,878	853,164
Prudential Financial, Inc.	17,105	1,392,518
Public Service Enterprise Group, Inc.	19,186	742,306
Public Storage (REIT)	5,660	1,401,982
PulteGroup, Inc.	12,249	218,277
PVH Corp.	3,131	230,598
Qorvo, Inc.*	5,286	269,057
QUALCOMM, Inc.	57,354	2,866,840
Quanta Services, Inc.*	6,091	123,343
Quest Diagnostics, Inc.	5,445	387,357
Ralph Lauren Corp.	2,273	253,394
Range Resources Corp.	6,456	158,882
Raytheon Co.	11,513	1,433,714
Realty Income Corp. (REIT)	9,466	488,730
Red Hat, Inc.*	6,959	576,275
Regeneron Pharmaceuticals, Inc.*	2,970	1,612,324
Regions Financial Corp.	50,249	482,390
Republic Services, Inc.	9,131	401,673
Reynolds American, Inc.	31,891	1,471,770
Robert Half International, Inc.	5,103	240,555
Rockwell Automation, Inc.	5,087	521,977
Rockwell Collins, Inc.	4,998	461,315
Roper Technologies, Inc.	3,818	724,618
Ross Stores, Inc.	15,315	824,100
Royal Caribbean Cruises Ltd.	6,507	658,573
Ryder System, Inc.	2,046	116,274
salesforce.com, Inc.*	23,796	1,865,606
Samsonite International S.A.	1,461,900	4,385,838
SanDisk Corp.	7,483	568,633
SCANA Corp.	5,421	327,916
Schlumberger Ltd.	48,280	3,367,530
Scripps Networks Interactive, Inc., Class A	3,600	198,756
Seagate Technology plc	11,455	419,940
Sealed Air Corp.	7,327	326,784
Sempra Energy	8,933	839,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sherwin-Williams Co.	3,005	$780,098
Signet Jewelers Ltd.	3,019	373,420
Simon Property Group, Inc. (REIT)	11,844	2,302,947
Skyworks Solutions, Inc.	7,234	555,788
SL Green Realty Corp. (REIT)	3,778	426,838
Snap-on, Inc.	2,207	378,346
Southern Co.	34,905	1,633,205
Southwest Airlines Co.	24,543	1,056,822
Southwestern Energy Co.*	14,832	105,456
Spectra Energy Corp.	25,462	609,560
St. Jude Medical, Inc.	42,164	2,604,470
Stanley Black & Decker, Inc.	5,621	599,929
Staples, Inc.	24,408	231,144
Starbucks Corp.	56,632	3,399,619
Starwood Hotels & Resorts Worldwide, Inc.	6,462	447,687
State Street Corp.	15,478	1,027,120
Stericycle, Inc.*	3,218	388,091
Stryker Corp.	11,997	1,115,001
SunEdison, Inc.*	493,280	2,510,795
SunTrust Banks, Inc./Georgia	19,174	821,414
Symantec Corp.	25,948	544,908
Synchrony Financial*	31,779	966,399
Sysco Corp.	20,021	820,861
T. Rowe Price Group, Inc.	9,430	674,151
Target Corp.	23,494	1,705,899
TECO Energy, Inc.	8,954	238,624
TEGNA, Inc.	8,614	219,829
Tenet Healthcare Corp.*	3,724	112,837
Teradata Corp.*	5,234	138,282
Tesoro Corp.	4,467	470,688
Texas Instruments, Inc.	38,570	2,114,022
Textron, Inc.	10,484	440,433
Thermo Fisher Scientific, Inc.	15,263	2,165,057
Tiffany & Co.	51,893	3,958,917
Time Warner Cable, Inc.	10,846	2,012,909
Time Warner, Inc.	30,510	1,973,082
TJX Cos., Inc.	25,576	1,813,594
Torchmark Corp.	4,421	252,704
Total System Services, Inc.	6,432	320,314
Tractor Supply Co.	5,152	440,496
Travelers Cos., Inc.	11,605	1,309,740
TripAdvisor, Inc.*	4,283	365,126
Twenty-First Century Fox, Inc., Class A	44,647	1,212,613
Twenty-First Century Fox, Inc., Class B	16,354	445,319
Tyco International plc	15,987	509,825
Tyson Foods, Inc., Class A	11,164	595,376
U.S. Bancorp	62,781	2,678,865
Under Armour, Inc., Class A*	6,826	550,244
Union Pacific Corp.	32,569	2,546,896
United Continental Holdings, Inc.*	14,327	820,937
United Parcel Service, Inc., Class B	68,262	6,568,852
United Rentals, Inc.*	3,618	262,450
United Technologies Corp.	31,413	3,017,847
UnitedHealth Group, Inc.	36,371	4,278,684
Universal Health Services, Inc., Class B	3,480	415,825

Unum Group	9,356	$311,461
Urban Outfitters, Inc.*	3,505	79,739
Valero Energy Corp.	18,363	1,298,448
Varian Medical Systems, Inc.*	3,744	302,515
Ventas, Inc. (REIT)	12,611	711,639
VeriSign, Inc.*	3,788	330,920
Verisk Analytics, Inc.*	5,879	451,978
Verizon Communications, Inc.	155,146	7,170,848
Vertex Pharmaceuticals, Inc.*	21,686	2,728,749
VF Corp.	12,915	803,959
Viacom, Inc., Class B	13,178	542,406
Visa, Inc., Class A	74,269	5,759,561
Vornado Realty Trust (REIT)	6,720	671,731
Vulcan Materials Co.	5,052	479,788
W.W. Grainger, Inc.	2,196	444,888
Walgreens Boots Alliance, Inc.	33,391	2,843,411
Wal-Mart Stores, Inc.	59,850	3,668,805
Walt Disney Co.	114,715	12,054,252
Waste Management, Inc.	15,952	851,358
Waters Corp.*	3,121	420,024
WEC Energy Group, Inc.	11,973	614,335
Wells Fargo & Co.	177,539	9,651,020
Welltower, Inc. (REIT)	13,664	929,562
Western Digital Corp.	8,739	524,777
Western Union Co.	19,397	347,400
WestRock Co.	9,931	453,052
Weyerhaeuser Co. (REIT)	19,502	584,670
Whirlpool Corp.	2,975	436,938
Whole Foods Market, Inc.	12,951	433,859
Williams Cos., Inc.	25,875	664,988
Wyndham Worldwide Corp.	4,480	325,472
Wynn Resorts Ltd.	3,089	213,728
Xcel Energy, Inc.	19,237	690,801
Xerox Corp.	36,057	383,286
Xilinx, Inc.	9,810	460,776
Xylem, Inc.	6,901	251,887
Yahoo!, Inc.*	33,468	1,113,146
Yum! Brands, Inc.	41,912	3,061,672
Zimmer Biomet Holdings, Inc.	39,423	4,044,406
Zions Bancorp	7,745	211,439
Zoetis, Inc.	17,409	834,239

		818,113,923

Total Common Stocks (89.5%) (Cost $1,317,214,312)		1,888,278,009

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	9,969,834	143,166

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.1%)
iShares® MSCI Frontier 100 ETF JDR (Cost $1,771,781)	45,991	1,144,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Rights	Value (Note 1)

RIGHTS:
Brazil (0.0%)
Banco Bradesco S.A., expiring 2/5/16*	11,597	$5,411

Italy (0.0%)
Unione di Banche Italiane S.p.A., expiring 1/12/16*†	46,232	—

Singapore (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16*	3,986	149

Spain (0.0%)
Repsol S.A., expiring 1/7/16*	187,920	93,738

Total Rights (0.0%) (Cost $94,503)		99,298

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (5.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	110,819,541	110,819,541

Total Short-Term Investment (5.3%) (Cost $110,819,541)		110,819,541

Total Investments (94.9%) (Cost $1,429,900,137)		2,000,484,730
Other Assets Less Liabilities (5.1%)		108,501,120

Net Assets (100%)		$2,108,985,850

*	Non-income producing.
†	Securities (totaling $860,590 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $1,189,193 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	Number of shares is less than 0.50.
(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $3,672,600 or 0.2% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$408,281,133	19.4%
Information Technology	309,649,231	14.7
Consumer Discretionary	257,439,559	12.2
Health Care	238,353,895	11.3
Industrials	210,931,858	10.0
Consumer Staples	187,911,729	8.9
Investment Company	110,819,541	5.3
Energy	83,386,944	3.9
Materials	75,558,602	3.6
Telecommunication Services	72,611,103	3.4
Utilities	44,396,419	2.1
Exchange Traded Funds	1,144,716	0.1
Cash and Other	108,501,120	5.1

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,268,010	$—	$—	$2,684,572	$88,429	$—
BlackRock, Inc.	1,707,707	62,645	54,997	1,632,793	42,039	(6,947)
PNC Financial Services Group, Inc.	1,799,694	43,483	37,200	1,845,964	39,050	34,582

	$5,775,411	$106,128	$92,197	$6,163,329	$169,518	$27,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	1,173	March-16	$40,633,309	$41,837,549	$1,204,240
FTSE 100 Index	287	March-16	24,973,477	26,223,452	1,249,975
S&P 500 E-Mini Index	1,076	March-16	110,327,832	109,504,520	(823,312)
SPI 200 Index	110	March-16	9,805,296	10,534,633	729,337
TOPIX Index	204	March-16	26,728,061	26,264,820	(463,241)

					$1,896,999

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,212	$879,704	$867,402	$12,302
British Pound vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,821	2,684,492	2,734,824	(50,332)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	4,117	4,483,065	4,508,358	(25,293)
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	285,513	2,379,696	2,349,230	30,466

					$(32,857)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/21/16	UBS AG	7,325	$8,005,534	$7,963,865	$41,669
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Credit Suisse	381	417,167	415,240	1,927

					$43,596

					$10,739

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 9,604,317, BRL 9, CHF 12,063, DKK 7,316, EUR 37,540,311, GBP 23,269,660, HKD 50,342, HUF 23, ILS 11,638, INR 32, JPY 23,681,482, KRW 3, MXN 1, NOK 4,179, NZD 837, SEK 11,815, SGD 18,236, and TRY 1.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$111,765,610	$145,530,783	$—	(b)	$257,296,393
Consumer Staples	83,483,178	104,428,551	—		187,911,729
Energy	44,344,685	38,948,521	—		83,293,206
Financials	146,214,826	262,060,747	—		408,275,573
Health Care	145,438,187	92,055,118	860,590		238,353,895
Industrials	84,972,156	125,959,702	—		210,931,858
Information Technology	199,415,094	110,234,137	—		309,649,231
Materials	23,779,458	51,779,144	—		75,558,602
Telecommunication Services	16,560,574	56,050,529	—		72,611,103
Utilities	20,402,877	23,993,542	—		44,396,419
Forward Currency Contracts	—	86,364	—		86,364
Futures	3,183,552	—	—		3,183,552
Investment Companies
Exchange Traded Funds (ETFs)	1,144,716	—	—		1,144,716
Preferred Stocks
Consumer Discretionary	—	143,166	—		143,166
Rights
Energy	—	93,738	—		93,738
Financials	—	5,560	—	(b)	5,560
Short-Term Investments	110,819,541	—	—		110,819,541

Total Assets	$991,524,454	$1,011,369,602	$860,590		$2,003,754,646

Liabilities:
Forward Currency Contracts	$—	$(75,625)	$—		$(75,625)
Futures	(1,286,553)	—	—		(1,286,553)

Total Liabilities	$(1,286,553)	$(75,625)	$—		$(1,362,178)

Total	$990,237,901	$1,011,293,977	$860,590		$2,002,392,468

(a)	A security with a market value of $860,590 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$86,364
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,183,552	*

Total		$3,269,916

	Liability Derivatives
Foreign exchange contracts	Payables	$(75,625)
Equity contracts	Payables, Net assets - Unrealized depreciation	(1,286,553	)*

Total		$(1,362,178)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,206,936)	$(1,206,936)
Equity contracts	1,842,532	—	1,842,532

Total	$1,842,532	$(1,206,936)	$635,596

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$84,772	$84,772
Equity contracts	(1,221,096)	—	(1,221,096)

Total	$(1,221,096)	$84,772	$(1,136,324)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $37,128,000 and futures contracts with an average notional balance of approximately $207,103,000 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$1,927	$—	$—	$1,927
HSBC Bank plc	30,466	—	—	30,466
Morgan Stanley	12,302	(12,302)	—	—
UBS AG	41,669	—	—	41,669

Total	$86,364	$(12,302)	$—	$74,062

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Morgan Stanley	$75,625	$(12,302)	$—	$63,323

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$275,121,070
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$328,902,184

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$685,725,243
Aggregate gross unrealized depreciation	(122,917,152)

Net unrealized appreciation	$562,808,091

Federal income tax cost of investments	$1,437,676,639

For the year ended December 31, 2015, the Portfolio incurred approximately $7,460 as brokerage commissions with Morgan Stanley & Co., Inc. and $9,624 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,105,156)	$6,163,329
Unaffiliated Issuers (Cost $1,425,794,981)	1,994,321,401
Cash	2,766,636
Foreign cash (Cost $104,715,280)	94,212,265
Cash held as collateral at broker	11,894,668
Dividends, interest and other receivables	3,812,959
Receivable for securities sold	934,604
Receivable from Separate Accounts for Trust shares sold	215,403
Unrealized appreciation on forward foreign currency contracts	86,364
Other assets	95,584

Total assets	2,114,503,213

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,464,828
Investment management fees payable	1,285,874
Payable for securities purchased	1,158,645
Due to broker for futures variation margin	839,842
Distribution fees payable – Class IB	316,959
Administrative fees payable	224,004
Unrealized depreciation on forward foreign currency contracts	75,625
Distribution fees payable – Class IA	8,422
Trustees’ fees payable	3,563
Accrued expenses	139,601

Total liabilities	5,517,363

NET ASSETS	$2,108,985,850

Net assets were comprised of:
Paid in capital	$1,908,190,652
Accumulated undistributed net investment income (loss)	(4,748,904)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(356,272,898)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	561,817,000

Net assets	$2,108,985,850

Class IA
Net asset value, offering and redemption price per share, $39,462,040 / 2,722,843 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.49

Class IB
Net asset value, offering and redemption price per share, $1,479,410,266 / 102,311,468 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.46

Class K
Net asset value, offering and redemption price per share, $590,113,544 / 40,722,773 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.49

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($169,518 of dividend income received from affiliates) (net of $2,847,300 foreign withholding tax)	$49,021,971
Interest	84,059

Total income	49,106,030

EXPENSES
Investment management fees	16,032,224
Distribution fees – Class IB	4,050,598
Administrative fees	2,752,787
Custodian fees	674,000
Professional fees	115,331
Distribution fees – Class IA	106,256
Printing and mailing expenses	105,125
Trustees’ fees	46,000
Miscellaneous	177,039

Gross expenses	24,059,360
Less: Waiver from investment manager	(54,050)

Net expenses	24,005,310

NET INVESTMENT INCOME (LOSS)	25,100,720

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($27,635 of realized gain (loss) from affiliates)	18,411,684
Futures	1,842,532
Foreign currency transactions	(2,927,834)

Net realized gain (loss)	17,326,382

Change in unrealized appreciation (depreciation) on:
Investments ($373,987 of change in unrealized appreciation (depreciation) from affiliates)	(72,173,283)
Futures	(1,221,096)
Foreign currency translations	(387,069)

Net change in unrealized appreciation (depreciation)	(73,781,448)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(56,455,066)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,354,346)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,100,720	$28,129,309
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	17,326,382	127,746,491
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(73,781,448)	(110,639,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,354,346)	45,236,480

DIVIDENDS:
Dividends from net investment income
Class IA	(374,355)	(438,559)
Class IB	(14,084,865)	(16,672,028)
Class K	(7,064,086)	(6,988,832)

TOTAL DIVIDENDS:	(21,523,306)	(24,099,419)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 159,982 and 291,651 shares, respectively ]	2,444,155	4,403,417
Capital shares issued in reinvestment of dividends [ 26,216 and 29,295 shares, respectively ]	374,355	438,559
Capital shares repurchased [ (412,190) and (512,183) shares, respectively ]	(6,290,102)	(7,636,038)

Total Class IA transactions	(3,471,592)	(2,794,062)

Class IB
Capital shares sold [ 2,403,971 and 2,328,412 shares, respectively ]	36,749,606	35,129,388
Capital shares issued in reinvestment of dividends [ 988,638 and 1,116,203 shares, respectively ]	14,084,865	16,672,028
Capital shares repurchased [ (13,631,490) and (18,643,129) shares, respectively ]	(206,584,588)	(279,771,417)

Total Class IB transactions	(155,750,117)	(227,970,001)

Class K
Capital shares sold [ 6,136,880 and 4,411,259 shares, respectively ]	91,384,642	65,145,423
Capital shares issued in reinvestment of dividends [ 494,826 and 466,915 shares, respectively ]	7,064,086	6,988,832
Capital shares repurchased [ (3,390,920) and (8,876,159) shares, respectively ]	(51,484,944)	(133,285,505)

Total Class K transactions	46,963,784	(61,151,250)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(112,257,925)	(291,915,313)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(165,135,577)	(270,778,252)
NET ASSETS:
Beginning of year	2,274,121,427	2,544,899,679

End of year (a)	$2,108,985,850	$2,274,121,427

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,748,904)	$(5,491,961)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.89	$14.79	$12.39	$10.74	$12.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.11	0.13	0.20
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.42)	0.09	2.41	1.69	(1.71)

Total from investment operations	(0.26)	0.25	2.52	1.82	(1.51)

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.17)	(0.25)

Net asset value, end of year	$14.49	$14.89	$14.79	$12.39	$10.74

Total return	(1.74)%	1.68%	20.33%	16.99%	(12.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,462	$43,910	$46,440	$40,407	$40,714
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.14%	1.16%	1.19%	1.19%	0.92%
After waivers, reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	1.19%	0.92%
Before waivers, reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	1.19%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.07%	1.09%	0.78%	1.11%	1.55%
After waivers, reimbursements and fees paid indirectly (f)	1.07%	1.09%	0.78%	1.11%	1.55%
Before waivers, reimbursements and fees paid indirectly (f)	1.06%	1.09%	0.78%	1.11%	1.54%
Portfolio turnover rate^	14%	11%	14%	14%	18%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.86	$14.76	$12.36	$10.71	$12.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.10	0.13	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.42)	0.08	2.41	1.69	(1.67)

Total from investment operations	(0.26)	0.25	2.51	1.82	(1.54)

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.11)	(0.17)	(0.22)

Net asset value, end of year	$14.46	$14.86	$14.76	$12.36	$10.71

Total return	(1.75)%	1.68%	20.37%	17.03%	(12.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,479,410	$1,672,122	$1,885,003	$1,479,647	$1,428,266
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.14%	1.16%	1.19%	1.19%	1.17%
After waivers, reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	1.19%	1.17%
Before waivers, reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	1.19%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.07%	1.11%	0.76%	1.11%	1.09%
After waivers, reimbursements and fees paid indirectly (f)	1.07%	1.11%	0.76%	1.11%	1.09%
Before waivers, reimbursements and fees paid indirectly (f)	1.07%	1.11%	0.76%	1.11%	1.09%
Portfolio turnover rate^	14%	11%	14%	14%	18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$14.89	$14.79	$12.39	$10.74	$11.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.14	0.16	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.42)	0.09	2.41	1.69	(0.28)

Total from investment operations	(0.22)	0.29	2.55	1.85	(0.25)

Less distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.15)	(0.20)	(0.22)

Net asset value, end of period	$14.49	$14.89	$14.79	$12.39	$10.74

Total return (b)	(1.49)%	1.94%	20.63%	17.29%	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$590,114	$558,089	$613,457	$594,125	$559,902
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.91%	0.94%	0.94%	0.95%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.89%	0.91%	0.94%	0.94%	0.95%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.89%	0.91%	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.30%	1.36%	1.04%	1.37%	0.83%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.30%	1.36%	1.04%	1.37%	0.83%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.30%	1.36%	1.04%	1.37%	0.83%
Portfolio turnover rate^	14%	11%	14%	14%	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	MFS Investment Management

➢

WHV Investment Management and its affiliate, Hirayama Investments, LLC – effective January 29, 2016, Federated Global Investment Management Corp. replaced WHV Investment Management and its affiliate, Hirayama Investments, LLC as a sub-adviser to the Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.35)%	0.40%	1.47%
Portfolio – Class IB Shares	(4.34)	0.35	1.32
Portfolio – Class K Shares*	(4.03)	N/A	3.63
MSCI EAFE Index	(0.81)	3.60	3.03
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(1.59)	3.49	N/A
Volatility Managed Index – International	(0.45)	3.36	4.35
Volatility Managed Index – International Proxy	(0.70)	3.62	N/A
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.34)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10%S&P/ASX 200, the Volatility Managed Index — International and the Volatility Managed Index — International Proxy returned (0.81)%, (1.59)%, (0.45)% and (0.70)%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•	ICON plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries, was a key contributor to relative performance for the period.

•

Underweighting Banco Santander SA in the Financials sector also benefitted relative performance, as did an underweight in Royal Dutch Shell plc in the Energy sector and Glencore plc in the Materials sector.

•	Stock selection in the Consumer Discretionary sector contributed to performance.

•	The decision to avoid the underperforming Utilities sector contributed to the Portfolio’s relative performance over the past year.

What hurt performance during the year:

•	Security selection in the Industrials, Consumer Staples, and Materials sectors detracted from relative performance.

•	An overweight to the underperforming Energy sector combined with weak stock selection within the sector also detracted from performance.

•	A position in railroad company Canadian National Railway held back relative results as the stock underperformed the benchmark during the period.

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$295,606,666	17.4%
Health Care	182,735,811	10.7
Industrials	175,260,909	10.3
Consumer Staples	172,892,185	10.2
Consumer Discretionary	159,239,522	9.3
Exchange Traded Funds	157,568,806	9.3
Materials	108,596,407	6.4
Energy	103,303,058	6.1
Information Technology	96,099,456	5.6
Telecommunication Services	48,469,971	2.8
Utilities	33,278,358	2.0
Investment Company	8,374,936	0.5
Cash and Other	160,853,480	9.4

		100.0%

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$917.98	$4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.09	5.17
Class IB
Actual	1,000.00	918.07	4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.09	5.17
Class K
Actual	1,000.00	920.08	3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.35	3.90

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.2%)
AGL Energy Ltd.	50,077	$654,812
Alumina Ltd.	188,992	157,444
Amcor Ltd.	84,979	826,765
AMP Ltd.	205,761	867,388
APA Group	87,637	550,565
Aristocrat Leisure Ltd.	41,406	306,005
Asciano Ltd.	46,942	298,659
ASX Ltd.	12,897	395,679
Aurizon Holdings Ltd.	163,235	519,136
AusNet Services	92,380	99,247
Australia & New Zealand Banking Group Ltd.	209,934	4,236,677
Bank of Queensland Ltd.	30,311	305,385
Bendigo & Adelaide Bank Ltd.	36,037	311,417
BHP Billiton Ltd.	682,767	8,869,354
BHP Billiton Ltd. (ADR)	49,852	1,284,188
BHP Billiton plc	150,129	1,685,518
Boral Ltd.	64,100	274,209
Brambles Ltd.	313,569	2,623,967
Caltex Australia Ltd.	20,751	565,002
Challenger Ltd.	38,757	244,326
CIMIC Group Ltd.	7,662	134,485
Coca-Cola Amatil Ltd.	41,361	278,762
Cochlear Ltd.	4,186	289,894
Commonwealth Bank of Australia	123,093	7,604,791
Computershare Ltd.	34,707	292,543
Crown Resorts Ltd.	26,242	237,067
CSL Ltd.	33,691	2,568,704
Dexus Property Group (REIT)	73,795	400,152
DUET Group	160,412	265,816
Flight Centre Travel Group Ltd.	3,821	110,113
Fortescue Metals Group Ltd.	112,258	151,409
Goodman Group (REIT)	131,303	594,466
GPT Group (REIT)	135,608	468,729
Harvey Norman Holdings Ltd.	34,572	104,477
Healthscope Ltd.	95,635	184,386
Iluka Resources Ltd.	30,688	135,792
Incitec Pivot Ltd.	135,627	387,805
Insurance Australia Group Ltd.	179,965	723,031
LendLease Group	37,501	386,813
Macquarie Group Ltd.	22,435	1,340,636
Medibank Pvt Ltd.	180,452	281,268
Mirvac Group (REIT)	239,009	342,019
National Australia Bank Ltd.	190,300	4,148,529
Newcrest Mining Ltd.*	50,153	474,100
Oil Search Ltd.	226,947	1,111,103
Orica Ltd.	29,552	330,573
Origin Energy Ltd.	133,612	450,083
Platinum Asset Management Ltd.	16,485	96,268
Qantas Airways Ltd.*	36,326	107,725
QBE Insurance Group Ltd.	99,413	904,419
Ramsay Health Care Ltd.	10,872	534,638
REA Group Ltd.	3,303	131,345
Santos Ltd.	124,040	328,293
Scentre Group (REIT)	379,275	1,149,418
SEEK Ltd.	23,177	257,703
Sonic Healthcare Ltd.	24,578	318,466

South32 Ltd.*	859,150	$659,103
Stockland Corp., Ltd. (REIT)	181,510	538,857
Suncorp Group Ltd.	89,570	784,233
Sydney Airport	84,781	390,055
Tabcorp Holdings Ltd.	59,515	202,955
Tatts Group Ltd.	117,676	373,736
Telstra Corp., Ltd.	306,525	1,243,734
TPG Telecom Ltd.	19,853	141,931
Transurban Group	143,346	1,088,405
Treasury Wine Estates Ltd.	53,472	321,000
Vicinity Centres (REIT)	258,691	524,246
Wesfarmers Ltd.	80,517	2,422,496
Westfield Corp. (REIT)	138,755	954,565
Westpac Banking Corp.	240,614	5,832,345
Woodside Petroleum Ltd.	53,473	1,121,504
Woolworths Ltd.	92,926	1,644,484

		70,945,213

Austria (0.6%)
Andritz AG	6,084	295,101
Conwert Immobilien Invest SE*	141,334	2,153,565
Erste Group Bank AG*	112,793	3,525,137
OMV AG	10,677	299,731
Raiffeisen Bank International AG*	6,475	94,736
Schoeller-Bleckmann Oilfield Equipment AG	35,151	1,924,197
voestalpine AG	80,434	2,461,650

		10,754,117

Belgium (0.7%)
Ageas	15,976	740,507
Anheuser-Busch InBev S.A./N.V.	58,281	7,199,163
Colruyt S.A.	5,385	276,583
Delhaize Group S.A.	7,084	690,037
Groupe Bruxelles Lambert S.A.	5,509	471,014
KBC Groep N.V.	17,762	1,110,583
Proximus SADP	11,117	360,667
Solvay S.A.	4,979	529,112
Telenet Group Holding N.V.*	3,785	203,984
UCB S.A.	9,717	874,644
Umicore S.A.	7,465	312,047

		12,768,341

Bermuda (0.3%)
Everest Reinsurance Group Ltd.	30,443	5,573,809

Brazil (0.3%)
Ambev S.A. (ADR)	205,931	918,452
Banco Bradesco S.A. (ADR)	184,690	888,359
Banco do Brasil S.A.	221,000	817,563
M Dias Branco S.A.	4,469	74,881
Qualicorp S.A.	298,100	1,065,225
Vale S.A. (ADR)	194,611	640,270

		4,404,750

Canada (3.0%)
Agrium, Inc.	33,025	2,950,453
Brookfield Asset Management, Inc., Class A	121,513	3,831,305
Canadian National Railway Co.	272,777	15,242,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Canadian Natural Resources Ltd.	201,652	$4,402,063
Canadian Pacific Railway Ltd. (New York Stock Exchange)	12,035	1,535,666
Canadian Pacific Railway Ltd. (Toronto Stock Exchange)	63,257	8,079,359
Cenovus Energy, Inc.	38,151	481,466
Finning International, Inc.	40,822	551,098
Loblaw Cos., Ltd.	32,378	1,528,929
Potash Corp. of Saskatchewan, Inc.	150,472	2,577,283
Rogers Communications, Inc., Class B	44,199	1,523,098
Suncor Energy, Inc. (New York Stock Exchange)	282,537	7,289,455
Suncor Energy, Inc. (Toronto Stock Exchange)	43,432	1,121,190

		51,114,144

Chile (0.0%)
Antofagasta plc	28,771	197,154

China (0.7%)
Anhui Conch Cement Co., Ltd., Class H	783,000	2,085,037
China Oilfield Services Ltd., Class H	1,789,500	1,524,753
Guangzhou Automobile Group Co., Ltd., Class H	1,022,068	904,837
Hengan International Group Co., Ltd.	79,500	745,879
Industrial & Commercial Bank of China Ltd., Class H	3,186,135	1,908,310
Mindray Medical International Ltd. (ADR)	93,135	2,525,821
Want Want China Holdings Ltd.	1,336,000	988,215
Weichai Power Co., Ltd., Class H	843,160	925,433
Yangzijiang Shipbuilding Holdings Ltd.	143,834	111,056

		11,719,341

Colombia (0.1%)
Bancolombia S.A. (ADR)	44,713	1,196,073

Czech Republic (0.1%)
Komercni Banka A/S	9,251	1,833,112

Denmark (1.3%)
A. P. Moller – Maersk A/S, Class A	274	352,200
A. P. Moller – Maersk A/S, Class B	485	629,776
Carlsberg A/S, Class B	34,108	3,015,658
Chr Hansen Holding A/S	22,283	1,393,756
Coloplast A/S, Class B	7,844	633,141
Danske Bank A/S	50,907	1,360,023
DSV A/S	12,344	484,932
ISS A/S	11,416	411,751
Novo Nordisk A/S, Class B	182,769	10,505,632
Novozymes A/S, Class B	16,736	801,399
Pandora A/S	8,230	1,038,497
TDC A/S	64,375	319,344

Tryg A/S	9,510	$188,870
Vestas Wind Systems A/S	17,222	1,202,402
William Demant Holding A/S*	1,687	160,212

		22,497,593

Finland (0.5%)
Elisa Oyj	11,826	444,755
Fortum Oyj	34,138	511,725
Kone Oyj, Class B	24,113	1,013,840
Metso Oyj	8,139	181,228
Neste Oyj	9,664	288,154
Nokia Oyj	271,434	1,932,347
Nokian Renkaat Oyj	7,337	260,612
Orion Oyj, Class B	7,351	253,406
Sampo Oyj, Class A	31,656	1,604,521
Stora Enso Oyj, Class R	35,954	323,335
UPM-Kymmene Oyj	41,021	759,741
Wartsila Oyj Abp	10,632	482,119

		8,055,783

France (7.1%)
Accor S.A.	16,123	695,465
Aeroports de Paris S.A.	2,136	247,658
Air Liquide S.A.	44,402	4,986,959
Airbus Group SE	42,812	2,874,547
Alcatel-Lucent*	193,062	764,003
Alstom S.A.*	13,610	415,930
Arkema S.A.	3,955	276,619
Atos SE	6,620	556,008
AXA S.A.‡	141,766	3,875,690
BNP Paribas S.A.	76,773	4,345,659
Bollore S.A.	55,306	257,749
Bouygues S.A.	12,597	499,280
Bureau Veritas S.A.	20,384	405,650
Cap Gemini S.A.	11,945	1,105,248
Carrefour S.A.	41,391	1,191,909
Casino Guichard Perrachon S.A.	4,764	218,836
Christian Dior SE	3,732	633,949
Cie de Saint-Gobain	35,117	1,510,684
Cie Generale des Etablissements Michelin	13,365	1,268,977
CNP Assurances S.A.	11,686	157,398
Credit Agricole S.A.	79,203	933,064
Danone S.A.	131,153	8,851,174
Dassault Systemes S.A.	33,269	2,661,808
Edenred	16,635	313,420
Electricite de France S.A.	19,631	288,387
Engie S.A.	108,087	1,912,892
Essilor International S.A.	29,432	3,668,875
Eurazeo S.A.	3,350	230,550
Eutelsat Communications S.A.	11,932	356,330
Fonciere des Regions (REIT)	2,250	201,424
Gecina S.A. (REIT)	2,668	323,690
Groupe Eurotunnel SE (Registered)	37,159	461,151
Hermes International	2,029	684,102
ICADE (REIT)	2,591	173,948
Iliad S.A.	2,038	486,227
Imerys S.A.	2,701	188,418
Ingenico Group S.A.	3,506	443,159
J.C. Decaux S.A.	6,334	242,451
Kering	15,182	2,587,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Klepierre S.A. (REIT)	14,544	$644,972
Lagardere S.C.A.	8,377	249,242
Legrand S.A.	38,836	2,191,937
L’Oreal S.A.	36,819	6,194,452
LVMH Moet Hennessy Louis Vuitton SE	47,781	7,469,445
Natixis S.A.	73,540	415,684
Numericable- SFR	7,819	283,892
Orange S.A.	143,117	2,400,980
Pernod-Ricard S.A.	56,364	6,408,080
Peugeot S.A.*	33,250	583,000
Publicis Groupe S.A.	14,447	958,189
Remy Cointreau S.A.	1,761	126,098
Renault S.A.	13,897	1,393,106
Rexel S.A.	22,442	297,935
Safran S.A.	22,436	1,536,563
Sanofi S.A.	85,597	7,303,631
Schneider Electric SE	87,524	4,983,256
SCOR SE	10,090	377,458
Societe BIC S.A.	1,902	312,957
Societe Generale S.A.	106,205	4,898,970
Sodexo S.A.	33,550	3,263,708
Suez Environnement Co. S.A.	22,887	428,240
Technip S.A.	7,406	365,827
Thales S.A.	7,948	595,557
Total S.A.	157,488	7,013,862
Unibail-Rodamco SE (REIT)	7,249	1,838,013
Valeo S.A.	5,518	851,896
Veolia Environnement S.A.	32,276	765,046
Vinci S.A.	35,191	2,256,768
Vivendi S.A.	85,346	1,837,785
Wendel S.A.	2,311	274,504
Zodiac Aerospace	15,503	369,520

		120,187,691

Germany (6.2%)
adidas AG	15,152	1,476,444
Allianz SE (Registered)	32,975	5,841,709
Axel Springer SE	2,313	128,628
BASF SE	129,187	9,876,318
Bayer AG (Registered)	93,953	11,787,467
Bayerische Motoren Werke (BMW) AG	23,837	2,510,477
Bayerische Motoren Werke (BMW) AG (Preference) (q)	3,847	322,242
Beiersdorf AG	6,937	631,060
Brenntag AG	60,431	3,154,033
Commerzbank AG*	73,215	758,032
Continental AG	18,388	4,463,055
Daimler AG (Registered)	69,544	5,804,855
Deutsche Bank AG (Registered)	99,826	2,450,143
Deutsche Boerse AG	13,776	1,218,697
Deutsche Lufthansa AG (Registered)*	20,315	320,809
Deutsche Post AG (Registered)	71,744	2,020,424
Deutsche Telekom AG (Registered)	232,799	4,212,219
Deutsche Wohnen AG	24,139	671,924
E.ON SE	146,939	1,422,048
Evonik Industries AG	11,023	365,789

Fraport AG Frankfurt Airport Services Worldwide	3,329	$212,410
Fresenius Medical Care AG & Co. KGaA	45,772	3,856,371
Fresenius SE & Co. KGaA	28,110	2,010,114
Fuchs Petrolub SE (Preference) (q)	5,196	245,500
GEA Group AG	29,891	1,204,499
Hannover Rueck SE	4,378	501,803
HeidelbergCement AG	9,768	796,890
Henkel AG & Co. KGaA	7,557	725,186
Henkel AG & Co. KGaA (Preference) (q)	12,980	1,446,907
Hugo Boss AG	5,141	428,128
Infineon Technologies AG	80,626	1,179,866
K+S AG (Registered)	14,711	382,484
Kabel Deutschland Holding AG	1,635	202,060
Lanxess AG	6,607	304,196
Linde AG	33,040	4,795,866
MAN SE	2,164	218,932
Merck KGaA	9,933	964,818
Metro AG	11,802	376,687
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	12,090	2,421,316
OSRAM Licht AG	6,465	272,032
Porsche Automobil Holding SE (Preference) (q)	11,769	637,743
ProSiebenSat.1 Media SE	16,816	850,621
RWE AG	37,612	479,427
SAP SE	99,338	7,912,392
Siemens AG (Registered)	57,192	5,548,830
Symrise AG	43,035	2,854,789
Telefonica Deutschland Holding AG	40,832	217,989
ThyssenKrupp AG	27,624	547,814
TUI AG	35,036	621,586
United Internet AG (Registered)	8,317	457,362
Volkswagen AG	2,722	419,379
Volkswagen AG (Preference) (q)	13,371	1,937,052
Vonovia SE	34,458	1,067,327
Zalando SE*§	6,284	248,243

		105,782,992

Hong Kong (2.0%)
AIA Group Ltd.	1,687,652	10,054,285
ASM Pacific Technology Ltd.	17,607	137,747
Bank of East Asia Ltd.	90,427	334,784
BOC Hong Kong Holdings Ltd.	284,543	863,383
Cathay Pacific Airways Ltd.	105,575	181,803
Cheung Kong Infrastructure Holdings Ltd.	51,340	473,250
Cheung Kong Property Holdings Ltd.	196,705	1,268,973
CK Hutchison Holdings Ltd.	195,205	2,620,038
CLP Holdings Ltd.	134,064	1,136,866
Dairy Farm International Holdings Ltd. (BATS Europe Exchange)	66,419	403,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Dairy Farm International Holdings Ltd. (London Stock Exchange)	1,800	$10,710
First Pacific Co., Ltd.	127,250	84,288
Galaxy Entertainment Group Ltd.	180,000	561,229
Hang Lung Properties Ltd.	178,438	404,711
Hang Seng Bank Ltd.	53,974	1,022,230
Henderson Land Development Co., Ltd.	89,989	547,802
HK Electric Investments & HK Electric Investments Ltd. (b)§	160,500	134,456
HKT Trust & HKT Ltd.	225,042	287,016
Hong Kong & China Gas Co., Ltd.	482,989	944,905
Hong Kong Exchanges and Clearing Ltd.	84,027	2,135,220
Hongkong Land Holdings Ltd.	38,800	265,780
Hysan Development Co., Ltd.	34,907	142,429
Kerry Properties Ltd.	46,732	127,221
Li & Fung Ltd.	369,038	249,032
Link REIT (REIT)	160,999	960,489
Melco Crown Entertainment Ltd. (ADR)	5,135	86,268
MTR Corp., Ltd.	97,618	481,623
New World Development Co., Ltd.	356,254	349,565
Noble Group Ltd.	394,333	109,694
NWS Holdings Ltd.	111,475	166,240
Orient Overseas International Ltd.	614,200	2,938,323
PCCW Ltd.	300,559	176,071
Power Assets Holdings Ltd.	95,496	876,754
Shangri-La Asia Ltd.	59,025	57,698
Sino Land Co., Ltd.	247,151	360,139
SJM Holdings Ltd.	95,000	67,518
Sun Hung Kai Properties Ltd.	122,278	1,467,562
Swire Pacific Ltd., Class A	45,331	507,011
Swire Properties Ltd.	99,600	286,275
Techtronic Industries Co., Ltd.	93,000	377,791
WH Group Ltd.*§	450,500	249,695
Wharf Holdings Ltd.	104,330	575,870
Wheelock & Co., Ltd.	67,116	281,590
Yue Yuen Industrial Holdings Ltd.	47,699	162,048

		34,929,456

India (0.6%)
HDFC Bank Ltd. (ADR)	116,574	7,180,959
ICICI Bank Ltd. (ADR)	392,445	3,072,844

		10,253,803

Indonesia (0.1%)
PT Indofood Sukses Makmur Tbk	3,034,800	1,128,127

Ireland (1.9%)
Accenture plc, Class A	55,464	5,795,988
Bank of Ireland*	2,114,186	774,849
CRH plc (Irish Stock Exchange)	53,175	1,537,033
CRH plc (London Stock Exchange)	6,417	186,260

Experian plc	142,741	$2,522,304
ICON plc*	96,872	7,526,954
James Hardie Industries plc (CDI)	35,764	451,165
Kerry Group plc (London Stock Exchange), Class A	1,288	107,359
Kerry Group plc (Turquoise Stock Exchange), Class A	10,873	899,793
Paddy Power plc	17,746	2,375,089
Shire plc	150,720	10,329,418

		32,506,212

Israel (0.7%)
Azrieli Group Ltd.	2,797	104,154
Bank Hapoalim B.M.	86,859	448,598
Bank Leumi Le-Israel B.M.*	107,588	373,196
Bezeq Israeli Telecommunication Corp., Ltd.	132,998	292,692
Check Point Software Technologies Ltd.*	4,562	371,256
Delek Group Ltd.	352	70,483
Israel Chemicals Ltd.	39,518	160,234
Mizrahi Tefahot Bank Ltd.	14,105	168,420
Mobileye N.V.*	5,534	233,977
NICE-Systems Ltd.	4,191	240,458
NICE-Systems Ltd. (ADR)	44,379	2,543,804
Taro Pharmaceutical Industries Ltd.*	393	60,738
Teva Pharmaceutical Industries Ltd.	64,162	4,211,434
Teva Pharmaceutical Industries Ltd. (ADR)	39,889	2,618,314

		11,897,758

Italy (1.2%)
Assicurazioni Generali S.p.A.	87,684	1,603,214
Atlantia S.p.A.	29,997	794,511
Banca Monte dei Paschi di Siena S.p.A.*	172,304	227,565
Banco Popolare SC*	24,654	338,068
Enel Green Power S.p.A.	125,549	254,425
Enel S.p.A.	511,148	2,138,019
Eni S.p.A.	184,378	2,731,404
EXOR S.p.A.	8,058	364,676
Finmeccanica S.p.A.*	27,104	374,646
Intesa Sanpaolo S.p.A. (RNC)	73,307	223,000
Intesa Sanpaolo S.p.A.	919,346	3,063,810
Luxottica Group S.p.A.	11,580	754,893
Mediobanca S.p.A.	36,013	345,287
Prysmian S.p.A.	97,243	2,127,080
Saipem S.p.A.*	24,847	199,734
Snam S.p.A.	150,349	786,268
Telecom Italia S.p.A.*	787,363	992,406
Telecom Italia S.p.A. (RNC)	431,600	441,452
Terna Rete Elettrica Nazionale S.p.A.	107,599	554,388
UniCredit S.p.A.	352,620	1,942,219
Unione di Banche Italiane S.p.A.	61,603	409,137
UnipolSai S.p.A.	87,353	221,301

		20,887,503

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Japan (13.9%)
ABC-Mart, Inc.	1,940	$106,417
Acom Co., Ltd.*	25,000	117,707
Aeon Co., Ltd.	50,252	772,719
AEON Financial Service Co., Ltd.	52,138	1,166,428
Aeon Mall Co., Ltd.	7,968	136,778
Air Water, Inc.	11,000	176,486
Aisin Seiki Co., Ltd.	12,138	521,883
Ajinomoto Co., Inc.	39,168	927,037
Alfresa Holdings Corp.	14,464	286,132
Alps Electric Co., Ltd.	10,900	294,790
Amada Holdings Co., Ltd.	16,048	153,146
ANA Holdings, Inc.	71,302	205,767
Aozora Bank Ltd.	67,918	236,844
Asahi Glass Co., Ltd.	73,752	420,560
Asahi Group Holdings Ltd.	25,887	809,281
Asahi Kasei Corp.	89,078	602,881
Asics Corp.	11,848	245,215
Astellas Pharma, Inc.	151,950	2,158,329
Bandai Namco Holdings, Inc.	12,619	265,151
Bank of Kyoto Ltd.	22,082	204,555
Bank of Yokohama Ltd.	83,700	512,320
Benesse Holdings, Inc.	4,374	125,946
Bridgestone Corp.	47,764	1,635,529
Brother Industries Ltd.	16,715	191,671
Calbee, Inc.	4,100	172,070
Canon, Inc.	76,630	2,322,602
Casio Computer Co., Ltd.	12,927	301,758
Central Japan Railway Co.	10,600	1,877,682
Chiba Bank Ltd.	54,672	387,621
Chubu Electric Power Co., Inc.	43,754	598,485
Chugai Pharmaceutical Co., Ltd.	15,947	555,794
Chugoku Bank Ltd.	10,911	145,437
Chugoku Electric Power Co., Inc.	19,862	261,425
Citizen Holdings Co., Ltd.	19,652	141,152
Credit Saison Co., Ltd.	11,016	217,094
Dai Nippon Printing Co., Ltd.	41,162	406,941
Daicel Corp.	23,955	356,473
Daihatsu Motor Co., Ltd.	13,900	187,238
Dai-ichi Life Insurance Co., Ltd.	77,600	1,287,598
Daiichi Sankyo Co., Ltd.	44,687	918,350
Daikin Industries Ltd.	16,723	1,217,061
Daito Trust Construction Co., Ltd.	4,938	571,695
Daiwa House Industry Co., Ltd.	42,358	1,214,429
Daiwa Securities Group, Inc.	127,476	779,392
Denso Corp.	156,612	7,467,163
Dentsu, Inc.	14,974	819,637
Don Quijote Holdings Co., Ltd.	9,000	316,195
East Japan Railway Co.	23,825	2,239,126
Eisai Co., Ltd.	17,854	1,180,201
Electric Power Development Co., Ltd.	11,003	391,559
FamilyMart Co., Ltd.	4,104	190,693
FANUC Corp.	14,144	2,438,302
Fast Retailing Co., Ltd.	3,916	1,371,315
Fuji Electric Co., Ltd.	41,288	173,137
Fuji Heavy Industries Ltd.	42,980	1,766,837
Fujifilm Holdings Corp.	33,268	1,385,635

Fujitsu Ltd.	142,742	$710,479
Fukuoka Financial Group, Inc.	54,983	272,706
GungHo Online Entertainment, Inc.	39,100	106,439
Gunma Bank Ltd.	21,274	123,681
Hachijuni Bank Ltd.	29,088	178,506
Hakuhodo DY Holdings, Inc.	16,060	173,555
Hamamatsu Photonics KK	11,500	315,205
Hankyu Hanshin Holdings, Inc.	84,000	545,634
Hikari Tsushin, Inc.	1,100	74,672
Hino Motors Ltd.	18,830	217,254
Hirose Electric Co., Ltd.	2,274	274,828
Hiroshima Bank Ltd.	35,000	198,754
Hisamitsu Pharmaceutical Co., Inc.	4,267	178,981
Hitachi Chemical Co., Ltd.	7,688	121,819
Hitachi Construction Machinery Co., Ltd.	7,451	116,005
Hitachi High-Technologies Corp.	5,918	159,926
Hitachi Ltd.	789,211	4,465,097
Hitachi Metals Ltd.	16,386	202,063
Hokuhoku Financial Group, Inc.	86,000	175,211
Hokuriku Electric Power Co.	15,038	222,110
Honda Motor Co., Ltd.	118,204	3,787,438
Hoshizaki Electric Co., Ltd.	1,600	99,443
Hoya Corp.	29,502	1,202,758
Hulic Co., Ltd.	22,700	199,102
Idemitsu Kosan Co., Ltd.	5,960	94,827
IHI Corp.	107,834	296,485
Iida Group Holdings Co., Ltd.	11,300	209,306
INPEX Corp.	240,000	2,368,469
Isetan Mitsukoshi Holdings Ltd.	27,348	355,823
Isuzu Motors Ltd.	46,969	505,449
ITOCHU Corp.	115,232	1,358,362
Itochu Techno-Solutions Corp.	3,668	73,290
Iyo Bank Ltd.	17,578	170,638
J. Front Retailing Co., Ltd.	19,434	281,565
Japan Airlines Co., Ltd.	9,158	327,961
Japan Airport Terminal Co., Ltd.	3,200	141,913
Japan Exchange Group, Inc.	42,200	659,086
Japan Post Bank Co., Ltd.*	30,400	442,614
Japan Post Holdings Co., Ltd.*	33,700	522,904
Japan Prime Realty Investment Corp. (REIT)	54	184,785
Japan Real Estate Investment Corp. (REIT)	98	476,615
Japan Retail Fund Investment Corp. (REIT)	189	362,939
Japan Tobacco, Inc.	136,600	5,015,561
JFE Holdings, Inc.	37,776	593,751
JGC Corp.	15,326	234,519
Joyo Bank Ltd.	49,480	233,872
JSR Corp.	15,818	246,878
JTEKT Corp.	14,982	245,206
JX Holdings, Inc.	153,922	643,700
Kajima Corp.	57,739	343,575
Kakaku.com, Inc.	9,900	195,442
Kamigumi Co., Ltd.	15,704	135,177
Kaneka Corp.	24,644	256,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Kansai Electric Power Co., Inc.*	47,523	$568,621
Kansai Paint Co., Ltd.	16,452	248,733
Kao Corp.	37,067	1,902,145
Kawasaki Heavy Industries Ltd.	114,840	424,682
KDDI Corp.	126,800	3,282,467
Keihan Electric Railway Co., Ltd.	42,000	280,964
Keikyu Corp.	33,466	276,341
Keio Corp.	42,347	365,788
Keisei Electric Railway Co., Ltd.	15,955	203,055
Keyence Corp.	3,283	1,801,860
Kikkoman Corp.	11,823	409,199
Kintetsu Group Holdings Co., Ltd.	142,980	581,637
Kirin Holdings Co., Ltd.	56,891	769,815
Kobe Steel Ltd.	238,095	258,679
Koito Manufacturing Co., Ltd.	8,100	331,325
Komatsu Ltd.	67,372	1,097,748
Konami Corp.	6,888	164,270
Konica Minolta, Inc.	34,036	341,382
Kose Corp.	2,000	184,117
Kubota Corp.	81,508	1,256,452
Kuraray Co., Ltd.	25,292	305,834
Kurita Water Industries Ltd.	9,314	194,993
Kyocera Corp.	22,708	1,052,498
Kyowa Hakko Kirin Co., Ltd.	19,267	303,028
Kyushu Electric Power Co., Inc.*	29,288	320,033
Kyushu Financial Group, Inc.*	13,500	94,334
Lawson, Inc.	4,880	395,752
LIXIL Group Corp.	19,323	428,853
M3, Inc.	16,200	335,754
Mabuchi Motor Co., Ltd.	3,704	200,122
Makita Corp.	9,146	525,614
Marubeni Corp.	128,368	658,972
Marui Group Co., Ltd.	16,786	272,731
Maruichi Steel Tube Ltd.	3,516	103,763
Mazda Motor Corp.	37,235	765,992
McDonald’s Holdings Co. Japan Ltd.	5,080	110,517
Medipal Holdings Corp.	9,622	163,842
MEIJI Holdings Co., Ltd.	8,632	711,762
Minebea Co., Ltd.	26,000	223,260
Miraca Holdings, Inc.	4,200	185,222
Mitsubishi Chemical Holdings Corp.	106,059	672,434
Mitsubishi Corp.	96,484	1,602,931
Mitsubishi Electric Corp.	139,371	1,461,238
Mitsubishi Estate Co., Ltd.	92,011	1,907,107
Mitsubishi Gas Chemical Co., Inc.	25,711	131,364
Mitsubishi Heavy Industries Ltd.	214,256	935,876
Mitsubishi Logistics Corp.	8,008	105,622
Mitsubishi Materials Corp.	80,819	254,187
Mitsubishi Motors Corp.	49,521	418,682
Mitsubishi Tanabe Pharma Corp.	16,090	277,194
Mitsubishi UFJ Financial Group, Inc.	921,416	5,702,547
Mitsubishi UFJ Lease & Finance Co., Ltd.	43,700	225,115

Mitsui & Co., Ltd.	125,454	$1,489,993
Mitsui Chemicals, Inc.	59,288	262,966
Mitsui Fudosan Co., Ltd.	69,427	1,739,665
Mitsui O.S.K. Lines Ltd.	93,575	235,724
Mixi, Inc.	2,700	100,807
Mizuho Financial Group, Inc.	1,705,652	3,404,881
MS&AD Insurance Group Holdings, Inc.	35,736	1,045,077
Murata Manufacturing Co., Ltd.	14,971	2,148,738
Nabtesco Corp.	10,300	209,309
Nagoya Railroad Co., Ltd.	71,000	295,553
NEC Corp.	200,742	637,615
Nexon Co., Ltd.	8,500	137,976
NGK Insulators Ltd.	17,267	389,494
NGK Spark Plug Co., Ltd.	12,948	341,085
NH Foods Ltd.	13,075	256,434
NHK Spring Co., Ltd.	11,375	113,938
Nidec Corp.	16,692	1,208,207
Nikon Corp.	24,959	333,427
Nintendo Co., Ltd.	7,539	1,037,833
Nippon Building Fund, Inc. (REIT)	109	520,639
Nippon Electric Glass Co., Ltd.	26,022	131,209
Nippon Express Co., Ltd.	65,427	306,978
Nippon Paint Holdings Co., Ltd.	41,500	1,003,848
Nippon Prologis REIT, Inc. (REIT)	110	198,778
Nippon Steel & Sumitomo Metal Corp.	155,029	3,069,715
Nippon Telegraph & Telephone Corp.	53,458	2,122,381
Nippon Yusen KK	131,442	318,590
Nissan Motor Co., Ltd.	183,148	1,918,083
Nisshin Seifun Group, Inc.	12,261	200,189
Nissin Foods Holdings Co., Ltd.	5,206	275,858
Nitori Holdings Co., Ltd.	5,750	483,275
Nitto Denko Corp.	11,411	832,373
NOK Corp.	6,764	158,096
Nomura Holdings, Inc.	255,408	1,419,479
Nomura Real Estate Holdings, Inc.	8,775	162,545
Nomura Real Estate Master Fund, Inc. (REIT)*	200	247,555
Nomura Research Institute Ltd.	9,336	358,828
NSK Ltd.	37,170	403,146
NTT Data Corp.	8,600	415,444
NTT DOCOMO, Inc.	102,800	2,106,942
NTT Urban Development Corp.	7,500	72,072
Obayashi Corp.	46,666	430,526
Obic Co., Ltd.	41,700	2,210,579
Odakyu Electric Railway Co., Ltd.	46,103	496,297
Oji Holdings Corp.	51,612	208,021
Olympus Corp.	19,752	777,962
Omron Corp.	14,844	494,435
Ono Pharmaceutical Co., Ltd.	5,875	1,044,193
Oracle Corp. Japan	2,840	132,443
Oriental Land Co., Ltd.	13,744	827,480
ORIX Corp.	92,310	1,294,938
Osaka Gas Co., Ltd.	124,868	450,244
Otsuka Corp.	4,217	206,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Otsuka Holdings Co., Ltd.	27,400	$969,321
Panasonic Corp.	160,686	1,630,786
Park24 Co., Ltd.	7,500	181,983
Rakuten, Inc.	68,200	785,950
Recruit Holdings Co., Ltd.	10,200	299,924
Resona Holdings, Inc.	151,459	735,161
Ricoh Co., Ltd.	55,380	568,823
Rinnai Corp.	3,084	273,035
Rohm Co., Ltd.	7,726	390,449
Ryohin Keikaku Co., Ltd.	1,400	283,824
Sankyo Co., Ltd.	1,298	48,414
Sanrio Co., Ltd.	2,900	67,895
Santen Pharmaceutical Co., Ltd.	24,455	402,173
SBI Holdings, Inc.	14,660	158,249
Secom Co., Ltd.	82,027	5,550,734
Sega Sammy Holdings, Inc.	13,475	125,837
Seibu Holdings, Inc.	8,500	173,849
Seiko Epson Corp.	21,500	330,438
Sekisui Chemical Co., Ltd.	31,214	407,154
Sekisui House Ltd.	45,670	767,449
Seven & i Holdings Co., Ltd.	53,512	2,439,902
Seven Bank Ltd.	42,600	186,470
Shikoku Electric Power Co., Inc.	11,943	186,379
Shimadzu Corp.	21,140	354,195
Shimamura Co., Ltd.	1,246	145,632
Shimano, Inc.	6,036	924,483
Shimizu Corp.	43,910	357,800
Shin-Etsu Chemical Co., Ltd.	30,164	1,638,388
Shinsei Bank Ltd.	149,173	274,412
Shionogi & Co., Ltd.	22,107	999,429
Shiseido Co., Ltd.	24,622	509,506
Shizuoka Bank Ltd.	41,724	404,430
Showa Shell Sekiyu KK	13,975	113,595
SMC Corp.	3,748	971,966
SoftBank Group Corp.	96,372	4,856,604
Sohgo Security Services Co., Ltd.	3,400	159,112
Sompo Japan Nipponkoa Holdings, Inc.	25,527	834,970
Sony Corp.	91,264	2,235,821
Sony Financial Holdings, Inc.	12,500	223,287
Stanley Electric Co., Ltd.	10,084	222,116
Sumitomo Chemical Co., Ltd.	101,158	580,568
Sumitomo Corp.	78,028	794,720
Sumitomo Dainippon Pharma Co., Ltd.	12,092	142,281
Sumitomo Electric Industries Ltd.	51,760	729,318
Sumitomo Heavy Industries Ltd.	45,784	205,089
Sumitomo Metal Mining Co., Ltd.	37,784	456,684
Sumitomo Mitsui Financial Group, Inc.	92,252	3,479,957
Sumitomo Mitsui Trust Holdings, Inc.	231,338	873,380
Sumitomo Realty & Development Co., Ltd.	24,526	698,818
Sumitomo Rubber Industries Ltd.	11,936	155,161
Sundrug Co., Ltd.	33,000	2,122,368
Suntory Beverage & Food Ltd.	11,200	491,064
Suruga Bank Ltd.	14,090	290,321

Suzuken Co., Ltd.	5,506	$209,871
Suzuki Motor Corp.	25,036	760,053
Sysmex Corp.	11,200	716,308
T&D Holdings, Inc.	45,468	597,693
Taiheiyo Cement Corp.	86,000	250,744
Taisei Corp.	81,183	534,852
Taisho Pharmaceutical Holdings Co., Ltd.	2,371	167,424
Taiyo Nippon Sanso Corp.	10,000	90,330
Takashimaya Co., Ltd.	23,955	215,557
Takeda Pharmaceutical Co., Ltd.	57,223	2,848,756
TDK Corp.	8,371	535,450
Teijin Ltd.	78,250	266,530
Terumo Corp.	86,100	2,665,000
THK Co., Ltd.	8,308	153,741
Tobu Railway Co., Ltd.	75,991	374,617
Toho Co., Ltd.	5,746	159,208
Toho Gas Co., Ltd.	28,592	184,643
Tohoku Electric Power Co., Inc.	36,459	455,776
Tokio Marine Holdings, Inc.	48,815	1,880,865
Tokyo Electric Power Co., Inc.*	103,758	596,776
Tokyo Electron Ltd.	11,936	716,316
Tokyo Gas Co., Ltd.	159,711	750,217
Tokyo Tatemono Co., Ltd.	14,500	157,652
Tokyu Corp.	79,011	624,983
Tokyu Fudosan Holdings Corp.	36,592	228,967
TonenGeneral Sekiyu KK	21,830	183,449
Toppan Printing Co., Ltd.	38,910	358,279
Toray Industries, Inc.	101,774	944,513
Toshiba Corp.*	309,683	635,497
TOTO Ltd.	38,733	1,358,034
Toyo Seikan Group Holdings Ltd.	11,704	216,496
Toyo Suisan Kaisha Ltd.	6,756	235,166
Toyoda Gosei Co., Ltd.	5,142	116,777
Toyota Industries Corp.	12,618	674,330
Toyota Motor Corp.	198,136	12,161,596
Toyota Tsusho Corp.	15,414	360,526
Trend Micro, Inc.	7,582	307,566
Unicharm Corp.	81,482	1,661,213
United Urban Investment Corp. (REIT)	204	276,699
USS Co., Ltd.	15,610	234,863
West Japan Railway Co.	11,200	772,558
Yahoo! Japan Corp.	114,400	464,929
Yakult Honsha Co., Ltd.	6,307	308,488
Yamada Denki Co., Ltd.	56,020	242,263
Yamaguchi Financial Group, Inc.	16,763	198,639
Yamaha Corp.	11,079	267,683
Yamaha Motor Co., Ltd.	20,132	451,133
Yamato Holdings Co., Ltd.	25,336	536,984
Yamazaki Baking Co., Ltd.	9,571	214,857
Yaskawa Electric Corp.	16,140	219,676
Yokogawa Electric Corp.	15,303	183,985
Yokohama Rubber Co., Ltd.	7,500	114,917

		236,570,524

Luxembourg (0.4%)
ArcelorMittal S.A.	76,797	320,888
Millicom International Cellular S.A. (SDR)	5,299	301,819

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

RTL Group S.A.	2,688	$224,513
SES S.A. (FDR)	23,645	655,427
Tenaris S.A.	32,045	381,486
Tenaris S.A. (ADR)	217,595	5,178,761

		7,062,894

Macau (0.0%)
MGM China Holdings Ltd.	66,800	82,861
Sands China Ltd.	186,000	629,098
Wynn Macau Ltd.	112,400	130,279

		842,238

Mexico (0.1%)
Fresnillo plc	15,706	164,386
Grupo Financiero Banorte S.A.B. de C.V., Class O	231,617	1,276,584

		1,440,970

Netherlands (2.7%)
Aegon N.V.	139,242	785,949
AerCap Holdings N.V.*	4,488	193,702
Akzo Nobel N.V.	52,734	3,522,289
Altice N.V., Class A*	27,630	395,103
Altice N.V., Class B*	6,670	96,503
ASML Holding N.V.	26,021	2,318,898
Boskalis Westminster	6,497	264,671
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	35,600	1,388,044
Core Laboratories N.V.	87,495	9,514,206
Gemalto N.V.	6,345	379,133
Heineken Holding N.V.	6,964	533,865
Heineken N.V.	17,708	1,511,350
ING Groep N.V. (CVA)	280,453	3,775,191
Koninklijke Ahold N.V.	61,599	1,300,547
Koninklijke DSM N.V.	13,944	697,789
Koninklijke KPN N.V.	247,425	934,285
Koninklijke Philips N.V.	68,473	1,740,955
Koninklijke Vopak N.V.	5,178	222,677
NN Group N.V.	16,217	570,279
NXP Semiconductors N.V.*	8,379	705,931
OCI N.V.*	5,363	132,029
QIAGEN N.V.*	47,240	1,278,069
Randstad Holding N.V.	8,919	554,804
Royal Dutch Shell plc (Amsterdam Stock Exchange), Class A	66,632	1,526,458
Royal Dutch Shell plc (London Stock Exchange), Class A	283,968	6,379,769
Royal Dutch Shell plc, Class B	176,875	4,038,813
TNT Express N.V.	34,750	294,054
Wolters Kluwer N.V.	20,948	701,878

		45,757,241

New Zealand (0.1%)
Auckland International Airport Ltd.	82,309	323,312
Contact Energy Ltd.	39,760	128,613
Fletcher Building Ltd.	49,712	248,579
Meridian Energy Ltd.	89,167	145,253
Mighty River Power Ltd.	74,963	141,588
Ryman Healthcare Ltd.	26,269	152,555
Spark New Zealand Ltd.	133,434	300,745

		1,440,645

Norway (0.7%)
DNB ASA	364,156	$4,481,607
Gjensidige Forsikring ASA	14,365	228,749
Norsk Hydro ASA	645,770	2,401,764
Orkla ASA	62,648	494,412
Schibsted ASA*	4,970	157,765
Schibsted ASA, Class A	5,614	184,262
Statoil ASA	79,267	1,108,652
Statoil ASA (ADR)	135,769	1,895,335
Telenor ASA	57,698	959,878
Yara International ASA	13,809	594,760
Yara International ASA (ADR)	5,000	214,400

		12,721,584

Peru (0.1%)
Credicorp Ltd.	9,976	970,864

Portugal (0.1%)
Banco Comercial Portugues S.A., Class R*	3,077,318	162,030
EDP – Energias de Portugal S.A.	163,390	587,211
Galp Energia SGPS S.A.	31,412	364,125
Jeronimo Martins SGPS S.A.	17,817	231,495

		1,344,861

Russia (0.0%)
Sberbank of Russia PJSC (ADR)	135,184	788,497

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	150,522	241,069
CapitaLand Commercial Trust (REIT)	186,100	176,674
CapitaLand Ltd.	164,602	386,317
CapitaLand Mall Trust (REIT)	171,267	232,096
City Developments Ltd.	29,280	157,485
ComfortDelGro Corp., Ltd.	169,550	362,662
DBS Group Holdings Ltd.	503,560	5,895,427
Genting Singapore plc	442,938	238,737
Global Logistic Properties Ltd.	249,800	376,118
Golden Agri-Resources Ltd.	534,113	127,242
Hutchison Port Holdings Trust (Frankfurt Stock Exchange)	400	208
Hutchison Port Holdings Trust (Singapore Exchange)	383,000	202,331
Jardine Cycle & Carriage Ltd.	10,276	250,738
Keppel Corp., Ltd.	111,785	510,109
Oversea-Chinese Banking Corp., Ltd.	215,652	1,332,830
Sembcorp Industries Ltd.	70,812	151,527
Sembcorp Marine Ltd.	59,626	73,179
Singapore Airlines Ltd.	45,782	360,293
Singapore Exchange Ltd.	55,302	299,165
Singapore Press Holdings Ltd.	114,523	317,500
Singapore Technologies Engineering Ltd.	88,919	187,749
Singapore Telecommunications Ltd.	559,019	1,438,678
StarHub Ltd.	45,724	118,930
Suntec Real Estate Investment Trust (REIT)	169,000	183,673
United Overseas Bank Ltd.	92,676	1,275,841
UOL Group Ltd.	41,844	183,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Wilmar International Ltd.	140,455	$289,319

		15,369,394

South Africa (0.0%)
Investec plc	43,166	304,626
Mondi plc	28,225	550,453

		855,079

South Korea (0.4%)
Hyundai Mobis Co., Ltd.*	12,383	2,584,340
LG Chem Ltd.*	5,026	1,388,149
NAVER Corp.*	1,422	791,925
Samsung Electronics Co., Ltd.	2,010	2,146,341

		6,910,755

Spain (2.1%)
Abertis Infraestructuras S.A.	35,967	560,622
ACS Actividades de Construccion y Servicios S.A.	14,856	432,810
Aena S.A.*§	4,422	503,810
Amadeus IT Holding S.A., Class A	202,441	8,914,141
Banco Bilbao Vizcaya Argentaria S.A.	461,955	3,368,846
Banco de Sabadell S.A.	381,951	676,506
Banco Popular Espanol S.A.	111,516	367,218
Banco Santander S.A.	1,041,678	5,114,154
Bankia S.A.	364,940	424,403
Bankinter S.A.	54,954	389,534
CaixaBank S.A.	189,972	660,849
Distribuidora Internacional de Alimentacion S.A.*	48,052	282,308
Enagas S.A.	14,109	396,997
Endesa S.A.	22,226	445,290
Ferrovial S.A.	31,061	701,019
Gas Natural SDG S.A.	27,541	559,483
Grifols S.A.	10,402	478,865
Iberdrola S.A.	397,788	2,820,046
Industria de Diseno Textil S.A.	79,031	2,712,049
Mapfre S.A.	51,736	129,039
Red Electrica Corporacion S.A.	7,820	651,799
Repsol S.A.	74,176	807,555
Telefonica S.A.	330,635	3,649,434
Zardoya Otis S.A.	10,318	120,222

		35,166,999

Sweden (2.0%)
Alfa Laval AB	22,647	411,204
Assa Abloy AB, Class B	73,223	1,533,632
Atlas Copco AB, Class A	83,027	2,022,675
Atlas Copco AB, Class B	29,303	673,733
Boliden AB	22,617	375,003
Electrolux AB	19,086	458,118
Getinge AB, Class B	166,243	4,326,460
Hennes & Mauritz AB, Class B	68,542	2,440,737
Hexagon AB, Class B	17,560	650,553
Husqvarna AB, Class B	28,238	186,308
ICA Gruppen AB	5,497	199,051
Industrivarden AB, Class C	11,429	195,349
Investment AB Kinnevik, Class B	18,409	564,330
Investor AB, Class B	32,589	1,199,020

Lundin Petroleum AB*	16,155	$231,566
Nordea Bank AB	218,957	2,389,182
Sandvik AB	72,437	627,391
Securitas AB, Class B	19,518	297,303
Skandinaviska Enskilda Banken AB, Class A	105,042	1,098,264
Skanska AB, Class B	30,035	579,565
SKF AB, Class B	30,705	495,020
Svenska Cellulosa AB S.C.A., Class B	42,068	1,221,693
Svenska Handelsbanken AB, Class A	110,241	1,455,176
Swedbank AB, Class A	66,425	1,458,840
Swedish Match AB	11,889	420,627
Tele2 AB, Class B	23,027	228,734
Telefonaktiebolaget LM Ericsson (ADR)	185,796	1,785,500
Telefonaktiebolaget LM Ericsson, Class B	456,018	4,417,311
TeliaSonera AB	181,126	900,699
Volvo AB, Class B	117,937	1,088,801

		33,931,845

Switzerland (9.0%)
ABB Ltd. (Registered)*	159,379	2,828,984
Actelion Ltd. (Registered)*	7,234	995,387
Adecco S.A. (Registered)*	11,205	769,378
Aryzta AG*	7,151	361,812
Baloise Holding AG (Registered)	3,875	491,395
Barry Callebaut AG (Registered)*	158	172,319
Chocoladefabriken Lindt & Spruengli AG	71	442,283
Chocoladefabriken Lindt & Sprungli AG (Registered)	8	595,429
Cie Financiere Richemont S.A. (Registered)	37,834	2,717,744
Coca-Cola HBC AG*	14,514	309,454
Credit Suisse Group AG (Registered)*	130,165	2,813,300
Credit Suisse Group AG (ADR)*	88,127	1,911,475
Dufry AG (Registered)*	2,893	343,131
EMS-Chemie Holding AG (Registered)	574	251,340
Galenica AG	288	449,029
Geberit AG (Registered)	2,643	888,968
Givaudan S.A. (Registered)*	660	1,187,567
Glencore plc*	848,987	1,129,638
Julius Baer Group Ltd.*	59,343	2,845,123
Kuehne + Nagel International AG (Registered)	3,452	473,320
LafargeHolcim Ltd. (Registered)*	30,302	1,518,362
Lonza Group AG (Registered)*	4,130	671,430
Nestle S.A. (Registered)	346,515	25,684,960
Nestle S.A. (ADR)	96,495	7,181,158
Novartis AG (Registered)	253,147	21,638,144
Novartis AG (ADR)	136,207	11,719,250
Pargesa Holding S.A.	1,595	100,484
Partners Group Holding AG	1,160	416,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Roche Holding AG	96,814	$26,680,789
Schindler Holding AG	11,233	1,880,928
Schindler Holding AG (Registered)	1,471	246,826
SGS S.A. (Registered)	421	802,043
Sika AG	149	534,143
Sonova Holding AG (Registered)	13,261	1,683,435
STMicroelectronics N.V.	46,422	309,671
Sulzer AG (Registered)	875	82,283
Swatch Group AG	2,371	827,422
Swatch Group AG (Registered)	3,496	236,164
Swiss Life Holding AG (Registered)*	2,240	601,171
Swiss Prime Site AG (Registered)*	4,460	348,270
Swiss Reinsurance AG	25,301	2,461,235
Swisscom AG (Registered)	1,809	899,642
Syngenta AG (Registered)	6,698	2,628,992
Syngenta AG (ADR)	12,559	988,770
Transocean Ltd.	28,356	352,607
UBS Group AG (Registered)	540,722	10,405,601
Weatherford International plc*	747,416	6,270,820
Wolseley plc	18,450	1,002,921
Zurich Insurance Group AG*	10,885	2,777,410

		152,928,488

Taiwan (0.7%)
Advanced Semiconductor Engineering, Inc. (ADR)	605,295	3,432,023
MediaTek, Inc.	118,000	891,768
Taiwan Semiconductor Manufacturing Co., Ltd.	396,000	1,708,770
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	227,520	5,176,080

		11,208,641

Turkey (0.2%)
Akbank TAS	813,438	1,868,414
Turkiye Garanti Bankasi A/S	684,076	1,669,793

		3,538,207

United Kingdom (13.7%)
3i Group plc	64,124	451,970
Aberdeen Asset Management plc	71,878	306,211
Admiral Group plc	16,065	390,754
Aggreko plc	20,595	277,021
Amec Foster Wheeler plc	30,066	189,851
Anglo American plc	107,342	472,934
ARM Holdings plc	103,430	1,561,858
ARM Holdings plc (ADR)	157,839	7,140,636
Ashtead Group plc	38,685	636,547
Associated British Foods plc	25,674	1,263,756
AstraZeneca plc	91,596	6,192,711
Auto Trader Group plc (b)*§	49,536	323,708
Aviva plc	293,229	2,215,653
Babcock International Group plc	17,877	266,210
BAE Systems plc	231,735	1,705,518
Barclays plc	1,216,046	3,935,950
Barratt Developments plc	76,240	698,647

BG Group plc	334,382	$4,848,977
BP plc	1,325,517	6,907,196
British American Tobacco plc	204,540	11,359,957
British Land Co. plc (REIT)	74,462	857,073
BT Group plc	606,660	4,192,754
Bunzl plc	25,861	714,379
Burberry Group plc	133,987	2,356,683
Capita plc	50,875	905,181
Centrica plc	354,188	1,137,658
CNH Industrial N.V.	75,525	514,826
Cobham plc	89,735	372,487
Compass Group plc	394,626	6,830,109
Croda International plc	49,790	2,219,238
Diageo plc	548,581	14,960,072
Direct Line Insurance Group plc	105,676	631,234
Dixons Carphone plc	70,889	520,985
easyJet plc	10,806	276,609
Ensco plc, Class A	16,550	254,704
Fiat Chrysler Automobiles N.V.*	66,224	911,881
G4S plc	121,926	404,962
GKN plc	128,059	581,376
GlaxoSmithKline plc	352,721	7,124,258
Hammerson plc (REIT)	61,247	541,301
Hargreaves Lansdown plc	19,423	430,064
HSBC Holdings plc	2,008,622	15,850,910
ICAP plc	38,682	290,383
IMI plc	19,355	244,171
Imperial Tobacco Group plc	69,368	3,648,448
Inmarsat plc	34,456	574,090
InterContinental Hotels Group plc	16,168	627,377
International Consolidated Airlines Group S.A.	63,925	569,855
Intertek Group plc	64,643	2,643,696
Intu Properties plc (REIT)	74,067	346,131
ITV plc	971,838	3,959,949
J Sainsbury plc	103,003	392,501
Johnson Matthey plc	15,893	617,156
Kingfisher plc	162,520	786,944
Land Securities Group plc (REIT)	55,815	967,668
Legal & General Group plc	437,944	1,727,170
Lloyds Banking Group plc	4,138,384	4,454,223
London Stock Exchange Group plc	21,722	877,816
Marks & Spencer Group plc	119,243	792,410
Meggitt plc	58,348	321,833
Melrose Industries plc	72,890	311,021
Merlin Entertainments plc§	54,538	365,483
National Grid plc	271,318	3,731,766
Next plc	10,563	1,132,344
Noble Corp. plc	235,827	2,487,975
Old Mutual plc	344,943	908,201
Pearson plc	63,043	681,311
Persimmon plc*	20,711	618,511
Petrofac Ltd.	18,716	219,287
Provident Financial plc	9,509	470,967
Prudential plc	186,345	4,171,875
Randgold Resources Ltd.	7,136	440,312
Reckitt Benckiser Group plc	88,732	8,167,686
RELX N.V.	74,899	1,259,494

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

RELX plc	82,379	$1,444,305
Rexam plc	48,385	429,204
Rio Tinto Ltd.	31,449	1,014,671
Rio Tinto plc	299,110	8,716,860
Rio Tinto plc (ADR)	68,742	2,001,767
Rolls-Royce Holdings plc*	325,428	2,754,575
Royal Bank of Scotland Group plc*	238,190	1,053,796
Royal Mail plc	56,509	367,715
RSA Insurance Group plc	70,541	443,273
SABMiller plc	70,350	4,213,940
Sage Group plc	82,793	736,142
Schroders plc	9,713	423,015
Segro plc (REIT)	50,059	316,001
Severn Trent plc	16,537	530,348
Sky plc	74,728	1,222,620
Smith & Nephew plc	163,456	2,893,132
Smiths Group plc	27,111	375,057
Sports Direct International plc*	19,247	163,190
SSE plc	71,866	1,609,265
St. James’s Place plc	33,464	493,575
Standard Chartered plc	232,827	1,931,609
Standard Life plc	150,611	864,167
Tate & Lyle plc	34,029	299,888
Taylor Wimpey plc	220,203	657,563
Tesco plc*	599,138	1,318,651
Travis Perkins plc	19,295	557,501
Unilever N.V. (N.Y. Shares)	130,515	5,653,910
Unilever N.V. (CVA)	118,065	5,115,238
Unilever plc	93,022	3,982,995
United Utilities Group plc	52,915	729,237
Vodafone Group plc	1,924,092	6,223,523
Weir Group plc	94,768	1,393,946
Whitbread plc	53,866	3,481,053
William Hill plc	54,466	317,837
Wm Morrison Supermarkets plc	170,490	369,991
WPP plc	271,621	6,252,094

		232,894,517

United States (2.1%)
Bunge Ltd.	10,793	736,946
Carnival Corp.	98,286	5,354,621
Carnival plc	12,695	720,791
Eaton Corp. plc	103,221	5,371,621
Ingersoll-Rand plc	46,825	2,588,954
LyondellBasell Industries N.V., Class A	16,000	1,390,400
Mettler-Toledo International, Inc.*	10,355	3,511,691
Nabors Industries Ltd.	535,359	4,555,905
Schlumberger Ltd.	155,369	10,836,988

		35,067,917

Total Common Stocks (80.8%) (Cost $1,216,004,411)		1,375,445,132

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.3%)
iShares® China Large-Cap ETF	147,610	5,209,157
iShares® Core MSCI EAFE ETF	121,800	6,623,484

iShares® Core MSCI Emerging Markets ETF JDR	54,400	$2,142,816
iShares® Europe ETF	318,066	12,757,627
iShares® Latin America 40 ETF	56,347	1,193,993
iShares® MSCI Australia ETF	78,315	1,484,852
iShares® MSCI Austria Capped ETF	166,537	2,606,304
iShares® MSCI Belgium Capped ETF	85,697	1,547,688
iShares® MSCI BRIC ETF	9,916	290,440
iShares® MSCI Canada ETF	55,458	1,192,347
iShares® MSCI EAFE ETF	515,466	30,283,627
iShares® MSCI EAFE Small-Cap ETF	45,400	2,267,730
iShares® MSCI Emerging Markets ETF	51,032	1,642,720
iShares® MSCI France ETF	225,167	5,451,293
iShares® MSCI Germany ETF	375,010	9,821,512
iShares® MSCI Hong Kong ETF	10,677	211,618
iShares® MSCI Indonesia ETF	22,100	461,227
iShares® MSCI Ireland Capped ETF	15,500	644,180
iShares® MSCI Israel Capped ETF	31,500	1,549,485
iShares® MSCI Italy Capped ETF	437,548	6,011,910
iShares® MSCI Japan ETF	900,480	10,913,818
iShares® MSCI Malaysia ETF	24,662	190,884
iShares® MSCI Mexico Capped ETF	11,448	570,454
iShares® MSCI Netherlands ETF	104,693	2,495,881
iShares® MSCI New Zealand Capped ETF	39,400	1,476,712
iShares® MSCI Norway Capped ETF	23,200	438,712
iShares® MSCI Pacific ex-Japan ETF	110,792	4,253,305
iShares® MSCI Poland Capped ETF	7,700	139,177
iShares® MSCI Singapore ETF	103,926	1,068,359
iShares® MSCI South Korea Capped ETF	6,000	298,020
iShares® MSCI Spain Capped ETF	110,221	3,115,948
iShares® MSCI Sweden ETF	49,603	1,447,416
iShares® MSCI Switzerland Capped ETF	13,900	431,456
iShares® MSCI Thailand Capped ETF	3,868	226,819
iShares® MSCI Turkey ETF	8,084	293,934
iShares® MSCI United Kingdom ETF	66,400	1,071,696
SPDR® DJ EURO Stoxx 50 ETF	19,964	687,361
SPDR® S&P Emerging Asia Pacific ETF	46,979	3,452,956
SPDR® S&P Emerging Europe ETF	11,967	269,018
Vanguard FTSE Developed Markets ETF	190,900	7,009,848
Vanguard FTSE Emerging Markets ETF	193,300	6,322,843
Vanguard FTSE Europe ETF	324,400	16,181,072
Vanguard FTSE Pacific ETF	32,100	1,819,107

Total Investment Companies (9.3%) (Cost $145,265,950)		157,568,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Rights	Value (Note 1)

RIGHTS:
Italy (0.0%)
Unione di Banche Italiane S.p.A., expiring 1/12/16*†	61,603	$—

Singapore (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16*	5,644	210

Spain (0.0%)
Repsol S.A., expiring 1/7/16*	74,176	37,001

Total Rights (0.0%) (Cost $37,302)		37,211

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,374,936	8,374,936

Total Short-Term Investment (0.5%) (Cost $8,374,936)		8,374,936

Total Investments (90.6%) (Cost $1,369,682,599)		1,541,426,085
Other Assets Less Liabilities (9.4%)		160,853,480

Net Assets (100%)		$1,702,279,565

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $1,825,395 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$295,606,666	17.4%
Health Care	182,735,811	10.7
Industrials	175,260,909	10.3
Consumer Staples	172,892,185	10.2
Consumer Discretionary	159,239,522	9.3
Exchange Traded Funds	157,568,806	9.3
Materials	108,596,407	6.4
Energy	103,303,058	6.1
Information Technology	96,099,456	5.6
Telecommunication Services	48,469,971	2.8
Utilities	33,278,358	2.0
Investment Company	8,374,936	0.5
Cash and Other	160,853,480	9.4

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,992,618	$519,392	$211,742	$3,875,690	$116,681	$6,936

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	1,839	March-16	$63,703,808	$65,591,860	$1,888,052
FTSE 100 Index	446	March-16	38,807,913	40,751,428	1,943,515
SPI 200 Index	173	March-16	15,420,911	16,568,105	1,147,194
TOPIX Index	321	March-16	41,879,402	41,328,466	(550,936)

					$4,427,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Goldman Sachs & Co.	1,022	$742,119	$733,674	$8,445
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,716	1,246,160	1,228,733	17,427
British Pound vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	2,253	3,321,554	3,383,831	(62,277)
British Pound vs. U.S. Dollar, expiring 3/18/16	Royal Bank of Canada	482	710,727	725,370	(14,643)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	5,553	6,046,561	6,080,675	(34,114)
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	Goldman Sachs & Co.	472,794	3,940,647	3,890,261	50,386

					$(34,776)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	State Street Bank & Trust	744	$531,818	$540,226	$(8,408)
Japanese Yen vs. U.S. Dollar, expiring 1/4/16	Credit Suisse	1,893	15,730	15,751	(21)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	BNP Paribas	2,436	20,225	20,264	(39)
Japanese Yen vs. U.S. Dollar, expiring 1/6/16	Morgan Stanley	1,369	11,352	11,387	(35)

					$(8,503)

					$(43,279)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 14,880,786, CAD 30,775, CHF 19,968, DKK 6,671, EUR 59,079,114, GBP 36,712,556, HKD 30,181, ILS 24,787, JPY 37,528,993, NOK 83,671, NZD 7,956 and SGD 20,434

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,440,889	$153,798,633	$—	$159,239,522
Consumer Staples	16,030,105	156,862,080	—	172,892,185
Energy	54,288,868	48,977,189	—	103,266,057
Financials	26,168,052	269,438,404	—	295,606,456
Health Care	27,962,768	154,773,043	—	182,735,811
Industrials	34,951,431	140,309,478	—	175,260,909
Information Technology	27,185,195	68,914,261	—	96,099,456
Materials	12,047,531	96,548,876	—	108,596,407
Telecommunication Services	1,523,098	46,946,873	—	48,469,971
Utilities	—	33,278,358	—	33,278,358
Forward Currency Contracts	—	76,258	—	76,258
Futures	4,978,761	—	—	4,978,761

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Investment Companies
Exchange Traded Funds (ETFs)	$157,568,806	$—	$—		$157,568,806
Rights
Energy	—	37,001	—		37,001
Financials	—	210	—	(a)	210
Short-Term Investments	8,374,936	—	—		8,374,936

Total Assets	$376,520,440	$1,169,960,664	$—		$1,546,481,104

Liabilities:
Forward Currency Contracts	$—	$(119,537)	$—		$(119,537)
Futures	(550,936)	—	—		(550,936)

Total Liabilities	$(550,936)	$(119,537)	$—		$(670,473)

Total	$375,969,504	$1,169,841,127	$—		$1,545,810,631

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$76,258
Equity contracts	Receivables, Net assets - Unrealized appreciation	4,978,761	*

Total		$5,055,019

	Liability Derivatives
Foreign exchange contracts	Payables	$(119,537)
Equity contracts	Payables, Net assets - Unrealized depreciation	(550,936	)*

Total		$(670,473)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,126,028)	$(2,126,028)
Equity contracts	34,928,354	—	34,928,354

Total	$34,928,354	$(2,126,028)	$32,802,326

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$437,015	$437,015
Equity contracts	(6,695,761)	—	(6,695,761)

Total	$(6,695,761)	$437,015	$(6,258,746)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $38,856,000 and futures contracts with an average notional balance of approximately $238,716,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Goldman Sachs & Co.	$58,831	$—	$—	$58,831
Morgan Stanley	17,427	(17,427)	—	—

Total	$76,258	$(17,427)	$—	$58,831

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$39	$—	$—	$39
Credit Suisse	21	—	—	21
Morgan Stanley	96,426	(17,427)	—	78,999
Royal Bank of Canada	14,643	—	—	14,643
State Street Bank & Trust	8,408	—	—	8,408

Total	$119,537	$(17,427)	$—	$102,110

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$234,130,140
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$175,926,942

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$302,169,431
Aggregate gross unrealized depreciation	(170,141,228)

Net unrealized appreciation	$132,028,203

Federal income tax cost of investments	$1,409,397,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,896,586)	$3,875,690
Unaffiliated Issuers (Cost $1,366,786,013)	1,537,550,395
Foreign cash (Cost $176,209,936)	148,425,892
Cash held as collateral at broker	10,862,870
Dividends, interest and other receivables	3,619,681
Receivable for securities sold	1,374,883
Due from broker for futures variation margin	311,974
Receivable from Separate Accounts for Trust shares sold	101,368
Unrealized appreciation on forward foreign currency contracts	76,258
Other assets	81,367

Total assets	1,706,280,378

LIABILITIES
Overdraft payable	46,969
Payable for securities purchased	1,281,132
Payable to Separate Accounts for Trust shares redeemed	1,019,240
Investment management fees payable	861,051
Distribution fees payable – Class IB	262,088
Administrative fees payable	181,022
Unrealized depreciation on forward foreign currency contracts	119,537
Trustees’ fees payable	37,189
Distribution fees payable – Class IA	4,589
Accrued expenses	187,996

Total liabilities	4,000,813

NET ASSETS	$1,702,279,565

Net assets were comprised of:
Paid in capital	$2,843,440,074
Accumulated undistributed net investment income (loss)	(5,743,356)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,283,551,958)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	148,134,805

Net assets	$1,702,279,565

Class IA
Net asset value, offering and redemption price per share, $21,357,796 / 2,343,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.11

Class IB
Net asset value, offering and redemption price per share, $1,222,809,956 / 134,010,331 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.12

Class K
Net asset value, offering and redemption price per share, $458,111,813 / 50,138,706 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($116,681 of dividend income received from affiliates) (net of $3,254,816 foreign withholding tax)	$46,761,743
Interest	5,715

Total income	46,767,458

EXPENSES
Investment management fees	11,381,559
Distribution fees – Class IB	3,407,968
Administrative fees	2,345,467
Custodian fees	395,000
Professional fees	131,092
Printing and mailing expenses	89,261
Distribution fees – Class IA	57,589
Trustees’ fees	38,671
Miscellaneous	154,727

Gross expenses	18,001,334
Less: Waiver from investment manager	(44,339)

Net expenses	17,956,995

NET INVESTMENT INCOME (LOSS)	28,810,463

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($6,936 of realized gain (loss) from affiliates)	(3,877,708)
Net distributions of realized gain received from underlying funds	59,189
Futures	34,928,354
Foreign currency transactions	(38,112,515)

Net realized gain (loss)	(7,002,680)

Change in unrealized appreciation (depreciation) on:
Investments ($575,422 of change in unrealized appreciation (depreciation) from affiliates)	(106,715,247)
Futures	(6,695,761)
Foreign currency translations	18,319,370

Net change in unrealized appreciation (depreciation)	(95,091,638)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(102,094,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(73,283,855)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014 (ac)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,810,463	$30,200,082
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(7,002,680)	61,387,410
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(95,091,638)	(232,458,631)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(73,283,855)	(140,871,139)

DIVIDENDS:
Dividends from net investment income
Class IA	(13,325)	(314,665)
Class IB	(771,548)	(19,505,449)
Class K	(290,916)	(8,690,839)

TOTAL DIVIDENDS:	(1,075,789)	(28,510,953)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 289,211 and 382,316 shares, respectively ]	2,850,165	4,001,814
Capital shares issued in connection with merger (Note 8) [ 0 and 1,227,371 shares, respectively ]	—	13,247,592
Capital shares issued in reinvestment of dividends [ 1,459 and 32,783 shares, respectively ]	13,325	314,665
Capital shares repurchased [ (322,029) and (346,046) shares, respectively ]	(3,147,912)	(3,568,394)

Total Class IA transactions	(284,422)	13,995,677

Class IB
Capital shares sold [ 4,216,921 and 3,365,270 shares, respectively ]	41,273,803	34,366,095
Capital shares issued in connection with merger (Note 8) [ 0 and 9,620,437 shares, respectively ]	—	103,962,228
Capital shares issued in reinvestment of dividends [ 84,361 and 2,029,716 shares, respectively ]	771,548	19,505,449
Capital shares repurchased [ (15,791,053) and (21,261,179) shares, respectively ]	(154,162,591)	(219,898,541)

Total Class IB transactions	(112,117,240)	(62,064,769)

Class K
Capital shares sold [ 1,285,521 and 1,683,816 shares, respectively ]	12,955,972	16,340,701
Capital shares issued in connection with merger (Note 8) [ 0 and 20,710,294 shares, respectively ]	—	223,812,508
Capital shares issued in reinvestment of dividends [ 31,792 and 905,502 shares, respectively ]	290,916	8,690,839
Capital shares repurchased [ (5,912,377) and (6,750,110) shares, respectively ]	(57,417,144)	(69,628,150)

Total Class K transactions	(44,170,256)	179,215,898

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(156,571,918)	131,146,806

TOTAL INCREASE (DECREASE) IN NET ASSETS	(230,931,562)	(38,235,286)
NET ASSETS:
Beginning of year	1,933,211,127	1,971,446,413

End of year (a)	$1,702,279,565	$1,933,211,127

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,743,356)	$(6,283,674)

(ac) On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (ac)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.53	$10.31	$8.85	$7.72	$9.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.10	0.09	0.11	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)	(0.74)	1.45	1.15	(1.74)

Total from investment operations	(0.41)	(0.64)	1.54	1.26	(1.61)

Less distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.08)	(0.13)	(0.28)

Net asset value, end of year	$9.11	$9.53	$10.31	$8.85	$7.72

Total return	(4.35)%	(6.26)%	17.49%	16.29%	(16.73)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,358	$22,638	$11,118	$10,531	$8,903
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.01%	1.04%	1.05%	1.05%	0.78%
After waivers, reimbursements and fees paid indirectly (f)	1.01%	1.04%	1.05%	1.05%	0.78%
Before waivers, reimbursements and fees paid indirectly (f)	1.02%	1.04%	1.05%	1.05%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.44%	0.97%	0.97%	1.33%	1.29%
After waivers, reimbursements and fees paid indirectly (f)	1.44%	0.97%	0.97%	1.33%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	1.44%	0.97%	0.97%	1.33%	1.29%
Portfolio turnover rate^	11%	10%	15%	3%	3%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.54	$10.32	$8.86	$7.73	$9.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.15	0.08	0.11	0.12
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)	(0.79)	1.46	1.15	(1.75)

Total from investment operations	(0.41)	(0.64)	1.54	1.26	(1.63)

Less distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.08)	(0.13)	(0.26)

Net asset value, end of year	$9.12	$9.54	$10.32	$8.86	$7.73

Total return	(4.34)%	(6.25)%	17.47%	16.27%	(16.92)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,222,810	$1,388,764	$1,566,557	$800,489	$766,952
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.01%	1.03%	1.05%	1.05%	1.03%
After waivers, reimbursements and fees paid indirectly (f)	1.01%	1.03%	1.05%	1.05%	1.03%
Before waivers, reimbursements and fees paid indirectly (f)	1.02%	1.03%	1.05%	1.05%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.45%	1.49%	0.84%	1.34%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.45%	1.49%	0.85%	1.34%	1.25%
Before waivers, reimbursements and fees paid indirectly (f)	1.45%	1.49%	0.84%	1.34%	1.25%
Portfolio turnover rate^	11%	10%	15%	3%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (ac)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$9.53	$10.31	$8.85	$7.72	$8.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	0.12	0.13	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)	(0.78)	1.45	1.15	(0.55)

Total from investment operations	(0.38)	(0.62)	1.57	1.28	(0.49)

Less distributions:
Dividends from net investment income	(0.01)	(0.16)	(0.11)	(0.15)	(0.24)

Net asset value, end of period	$9.14	$9.53	$10.31	$8.85	$7.72

Total return (b)	(4.03)%	(6.02)%	17.78%	16.59%	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$458,112	$521,809	$393,771	$376,185	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.76%	0.78%	0.80%	0.80%	0.78%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.76%	0.78%	0.80%	0.80%	0.77%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.77%	0.78%	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.70%	1.56%	1.22%	1.60%	2.10%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.70%	1.56%	1.22%	1.60%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.70%	1.56%	1.22%	1.60%	2.10%
Portfolio turnover rate^	11%	10%	15%	3%	3%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ac)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(3.17)%	1.16%	1.58%
Portfolio – Class IB Shares	(3.17)	1.11	1.43
Portfolio – Class K Shares*	(2.92)	N/A	4.54
MSCI EAFE Index	(0.81)	3.60	3.03
40% EuroSTOXX 50/ 25% FTSE 100/25% TOPIX/ 10% S&P/ASX 200	(1.59)	3.49	N/A
Volatility Managed Index – International Proxy	(0.70)	3.62	N/A
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.17)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, and the Volatility Managed Index — International Proxy returned (0.81)%, (1.59)%, and (0.70)%, respectively over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•	SAP AG, Allianz SE and Japan Tobacco Inc. were the leading individual contributors to relative performance during the year.

•	An underweight in Australia and stock selection in the Netherlands was a positive for the Portfolio.

•	Stock selection in Energy and Consumer Staples added to performance.

What hurt performance during the year:

•	Rolls Royce, Freeport McMoRan and Volkswagen were the largest detractors from the Portfolio’s relative performance.

•	Stock selection in the U.S. and Switzerland were a drag on the Portfolio.

•	Stock selection in the Consumer Discretionary and Industrials sectors detracted from performance.

Portfolio Positioning and Outlook — Northern Cross, LLC

With the slowdown in China and emerging markets in general, growth is scarce today. In this environment, we expect the market to place a premium on differentiated franchises which have pricing power and can show steady growth in earnings without a strong macro-economic tailwind. We seek out strong franchises which have fallen out of favor for what we view as temporary factors. We also are willing to be completely out of a given sector if we don’t see the drivers for excess returns.There are some areas of growth that we see in Consumer Staples companies along with luxury goods, pharmaceuticals, technology, oncology and industrial gases. We are holding what we believe are best in class global franchises with high margins, high barriers to entry and strong balance sheets in the Portfolio.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$220,608,925	21.6%
Consumer Staples	124,844,504	12.2
Consumer Discretionary	122,951,925	12.0
Health Care	115,484,726	11.3
Industrials	113,041,878	11.1
Materials	60,781,775	5.9
Information Technology	46,938,769	4.6
Energy	45,067,707	4.4
Telecommunication Services	39,383,848	3.9
Utilities	24,616,518	2.4
Investment Company	5,967,684	0.6
Cash and Other	102,170,723	10.0

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$918.12	$4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.11
Class IB
Actual	1,000.00	917.39	4.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.11
Class K
Actual	1,000.00	919.05	3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.40	3.84

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.2%)
Abacus Property Group (REIT)	16,300	$37,748
Adelaide Brighton Ltd.	26,648	91,581
AGL Energy Ltd.	46,531	608,444
ALS Ltd.	35,278	96,240
Alumina Ltd.	167,663	139,675
Amcor Ltd.	76,895	748,115
AMP Ltd.	190,257	802,030
Ansell Ltd.	9,337	144,862
APA Group	71,162	447,064
APN News & Media Ltd.*	57,186	21,574
ARB Corp., Ltd.	3,357	39,153
Ardent Leisure Group	20,240	33,115
Aristocrat Leisure Ltd.	35,318	261,013
Asaleo Care Ltd.	32,244	37,293
Asciano Ltd.	58,789	374,033
ASX Ltd.	11,588	355,519
Aurizon Holdings Ltd.	130,426	414,794
AusNet Services	196,073	210,648
Australia & New Zealand Banking Group Ltd.	180,418	3,641,015
Automotive Holdings Group Ltd.	11,763	38,490
Aveo Group	16,815	38,317
AWE Ltd.*	35,640	13,057
Bank of Queensland Ltd.	23,547	237,237
Beach Energy Ltd.	53,100	19,042
Bendigo & Adelaide Bank Ltd.	27,424	236,987
BHP Billiton Ltd.	207,221	2,691,865
BHP Billiton plc	140,703	1,579,691
BlueScope Steel Ltd.	39,036	124,283
Boral Ltd.	43,486	186,026
Brambles Ltd.	99,274	830,732
Breville Group Ltd.	5,221	28,214
Broadspectrum Ltd.*	30,870	31,279
BWP Trust (REIT)	26,350	60,359
Cabcharge Australia Ltd.	7,330	15,813
Caltex Australia Ltd.	17,100	465,594
carsales.com Ltd.	14,419	122,289
Challenger Ltd.	36,965	233,029
Charter Hall Group (REIT)	16,050	52,654
Charter Hall Retail REIT (REIT)	14,347	43,305
CIMIC Group Ltd.	6,002	105,348
Coca-Cola Amatil Ltd.	33,316	224,541
Cochlear Ltd.	3,590	248,619
Commonwealth Bank of Australia	110,794	6,844,948
Computershare Ltd.	32,745	276,006
Corporate Travel Management Ltd.	3,875	36,852
Cover-More Group Ltd.	19,859	31,745
Cromwell Property Group (REIT)	85,018	64,919
Crown Resorts Ltd.	24,532	221,619
CSL Ltd.	31,066	2,368,566
CSR Ltd.	34,360	71,776
Dexus Property Group (REIT)	60,929	330,387
Domino’s Pizza Enterprises Ltd.	3,712	154,860
Downer EDI Ltd.	41,744	108,539
DUET Group	125,524	208,004

DuluxGroup Ltd.	21,933	$105,559
Estia Health Ltd.	7,359	38,805
Evolution Mining Ltd.	79,262	80,526
Fairfax Media Ltd.	153,337	102,103
FlexiGroup Ltd.	8,527	18,663
Flight Centre Travel Group Ltd.	3,640	104,897
Fortescue Metals Group Ltd.	112,186	151,312
G8 Education Ltd.	27,893	72,175
Genworth Mortgage Insurance Australia Ltd.	17,841	35,565
Goodman Group (REIT)	97,952	443,471
GPT Group (REIT)	110,946	383,485
GrainCorp Ltd., Class A	13,054	81,542
Greencross Ltd.	7,100	34,481
GUD Holdings Ltd.	4,390	27,012
GWA Group Ltd.	18,054	25,866
Harvey Norman Holdings Ltd.	38,105	115,154
Healthscope Ltd.	61,077	117,757
Iluka Resources Ltd.	27,793	122,982
Incitec Pivot Ltd.	103,113	294,836
Independence Group NL	34,037	62,098
Insurance Australia Group Ltd.	151,065	606,922
Investa Office Fund (REIT)	33,254	96,311
InvoCare Ltd.	6,750	58,756
IOOF Holdings Ltd.	16,411	113,033
IRESS Ltd.	6,640	48,027
Japara Healthcare Ltd.	16,654	38,583
JB Hi-Fi Ltd.	4,960	70,127
Karoon Gas Australia Ltd.*	11,310	14,357
LendLease Group	33,990	350,598
Liquefied Natural Gas Ltd.*	32,095	18,364
M2 Group Ltd.	11,246	93,046
Macquarie Atlas Roads Group	41,781	122,961
Macquarie Group Ltd.	21,998	1,314,523
Magellan Financial Group Ltd.	9,442	185,224
Mayne Pharma Group Ltd.*	42,379	43,153
McMillan Shakespeare Ltd.	2,381	22,923
Medibank Pvt Ltd.	176,333	274,848
Mesoblast Ltd.*	7,231	9,690
Metcash Ltd.*	73,371	85,617
Mineral Resources Ltd.	9,297	26,867
Mirvac Group (REIT)	307,632	440,217
Monadelphous Group Ltd.	8,615	40,863
Myer Holdings Ltd.	73,647	63,700
National Australia Bank Ltd.	170,614	3,719,375
Navitas Ltd.	20,680	69,828
Newcrest Mining Ltd.*	48,942	462,652
Nine Entertainment Co. Holdings Ltd.	43,128	59,365
Northern Star Resources Ltd.	38,712	78,431
Nufarm Ltd.	11,910	72,136
Oil Search Ltd.	78,051	382,128
Orica Ltd.	23,497	262,841
Origin Energy Ltd.	111,641	376,072
Orora Ltd.	83,338	135,483
OZ Minerals Ltd.	18,845	54,819
OzForex Group Ltd.	21,095	50,212
Pacific Brands Ltd.*	62,010	35,424
Pact Group Holdings Ltd.	11,437	41,581
Perpetual Ltd.	2,833	95,531
Platinum Asset Management Ltd.	15,920	92,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Premier Investments Ltd.	5,965	$61,321
Primary Health Care Ltd.	27,634	46,793
Qantas Airways Ltd.*	132,581	393,169
QBE Insurance Group Ltd.	88,417	804,382
Qube Holdings Ltd.	31,841	55,275
Ramsay Health Care Ltd.	13,775	677,396
REA Group Ltd.	6,495	258,276
Recall Holdings Ltd.	21,544	108,237
Regis Healthcare Ltd.	8,255	34,895
Regis Resources Ltd.	24,410	41,365
Retail Food Group Ltd.	7,021	23,527
SAI Global Ltd.	10,500	31,890
Sandfire Resources NL	5,890	23,789
Santos Ltd.	99,188	262,518
Scentre Group (REIT)	344,125	1,042,894
SEEK Ltd.	22,102	245,750
Select Harvests Ltd.	4,555	27,988
Seven Group Holdings Ltd.	6,490	25,972
Seven West Media Ltd.	103,318	57,822
Shopping Centres Australasia Property Group (REIT)	37,627	58,040
Sigma Pharmaceuticals Ltd.	76,540	47,923
Sirtex Medical Ltd.	3,230	93,705
Slater & Gordon Ltd.	20,228	12,091
Sonic Healthcare Ltd.	24,785	321,148
South32 Ltd.*	336,215	257,930
Southern Cross Media Group Ltd.	37,539	30,875
Spark Infrastructure Group	92,555	128,830
Spotless Group Holdings Ltd.	43,610	34,067
Star Entertainment Grp Ltd.	52,781	194,262
Steadfast Group Ltd.	38,427	43,362
Stockland Corp., Ltd. (REIT)	168,362	499,824
Suncorp Group Ltd.	83,576	731,752
Super Retail Group Ltd.	5,904	48,722
Sydney Airport	200,327	921,652
Syrah Resources Ltd.*	12,091	33,933
Tabcorp Holdings Ltd.	50,814	173,283
Tatts Group Ltd.	85,659	272,051
Technology One Ltd.	11,605	41,638
Telstra Corp., Ltd.	783,005	3,177,066
Ten Network Holdings Ltd.*	118,379	14,593
TPG Telecom Ltd.	34,662	247,803
Transpacific Industries Group Ltd.	114,822	65,631
Transurban Group	153,708	1,167,082
Treasury Wine Estates Ltd.	50,744	304,623
Veda Group Ltd.	48,973	99,636
Vicinity Centres (REIT)	199,282	403,852
Village Roadshow Ltd.	5,218	28,032
Virgin Australia International Holdings Pty Ltd. (b)*†	96,120	—
Virtus Health Ltd.	4,442	20,890
Vocus Communications Ltd.	8,129	44,278
Wesfarmers Ltd.	71,808	2,160,470
Western Areas Ltd.	22,353	36,095
Westfield Corp. (REIT)	123,228	847,747
Westpac Banking Corp.	212,516	5,151,266
Whitehaven Coal Ltd.*	29,544	14,822
Woodside Petroleum Ltd.	46,479	974,817
Woolworths Ltd.	81,806	1,447,696
WorleyParsons Ltd.	20,131	66,982

		63,836,481

Austria (0.4%)
Erste Group Bank AG*	136,781	$4,274,838

Belgium (1.7%)
Anheuser-Busch InBev S.A./N.V.	137,515	16,986,546

Canada (0.1%)
Barrick Gold Corp.	87,914	648,805

Chile (0.0%)
Antofagasta plc	36,150	247,719

China (0.7%)
Alibaba Group Holding Ltd. (ADR)*	87,127	7,080,811

Colombia (0.4%)
Bancolombia S.A. (ADR)	91,166	2,438,690
Cementos Argos S.A.	485,000	1,479,374
Grupo Aval Acciones y Valores S.A. (ADR)	68,676	447,768

		4,365,832

Denmark (1.1%)
Novo Nordisk A/S, Class B	196,873	11,316,336

Finland (0.3%)
Nokia Oyj	395,482	2,815,449

France (14.4%)
Air Liquide S.A.	65,139	7,316,012
Airbus Group SE	62,972	4,228,159
AXA S.A.‡	229,868	6,284,278
BNP Paribas S.A.	123,371	6,983,293
Carrefour S.A.	60,644	1,746,325
Cie de Saint-Gobain	119,949	5,160,039
Cie Generale des Etablissements Michelin	55,201	5,241,212
Danone S.A.	65,704	4,434,191
Engie S.A.	176,540	3,124,354
Essilor International S.A.	85,328	10,636,647
Hermes International	1,172	395,154
J.C. Decaux S.A.	60,574	2,318,630
Legrand S.A.	70,239	3,964,349
L’Oreal S.A.	58,180	9,788,240
LVMH Moet Hennessy Louis Vuitton SE	58,202	9,098,525
Orange S.A.	222,521	3,733,088
Pernod-Ricard S.A.	57,252	6,509,038
Safran S.A.	37,975	2,600,775
Sanofi S.A.	129,546	11,053,614
Schneider Electric SE	162,251	9,237,904
Societe Generale S.A.	88,821	4,097,090
Total S.A.	262,432	11,687,632
Unibail-Rodamco SE (REIT)	44,616	11,312,566
Vinci S.A.	56,973	3,653,629
Vivendi S.A.	128,124	2,758,938

		147,363,682

Germany (10.9%)
Allianz SE (Registered)	98,439	17,439,029
BASF SE	100,850	7,709,960
Bayer AG (Registered)	89,389	11,214,861
Bayerische Motoren Werke (BMW) AG	34,963	3,682,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Daimler AG (Registered)	144,029	$12,022,137
Deutsche Bank AG (Registered)	143,508	3,522,279
Deutsche Post AG (Registered)	102,489	2,886,252
Deutsche Telekom AG (Registered)	344,765	6,238,109
E.ON SE	217,491	2,104,837
Fresenius Medical Care AG & Co. KGaA	33,469	2,819,822
Fresenius SE & Co. KGaA	109,310	7,816,633
Linde AG	36,800	5,341,643
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	15,620	3,128,285
SAP SE	172,050	13,703,992
Siemens AG (Registered)	84,491	8,197,409
TUI AG	28,009	496,918
Volkswagen AG (Preference) (q)	17,769	2,574,189

		110,898,606

Ireland (1.3%)
CRH plc	53,343	1,548,336
Experian plc	65,771	1,162,206
James Hardie Industries plc (CDI)	27,487	346,750
Shire plc	144,683	9,915,679

		12,972,971

Italy (1.8%)
Assicurazioni Generali S.p.A.	154,036	2,816,393
Enel S.p.A.	675,971	2,827,437
Eni S.p.A.	294,069	4,356,384
Intesa Sanpaolo S.p.A.	1,535,189	5,116,166
UniCredit S.p.A.	619,768	3,413,661

		18,530,041

Japan (18.0%)
77 Bank Ltd.	14,000	75,260
A&A Material Corp.*	2,000	1,444
A&D Co., Ltd.	1,200	4,285
ABC-Mart, Inc.	1,400	76,796
Accordia Golf Co., Ltd.	4,000	38,330
Accretive Co., Ltd.	1,000	3,743
Achilles Corp.	10,000	12,875
Acom Co., Ltd.*	24,100	113,469
Adastria Co., Ltd.	1,030	57,674
ADEKA Corp.	5,100	72,684
Aderans Co., Ltd.	1,300	8,941
Advan Co., Ltd.	1,400	12,676
Advanex, Inc.	200	3,036
Advantest Corp.	5,600	46,507
Aeon Co., Ltd.	37,199	572,004
Aeon Delight Co., Ltd.	1,400	44,905
Aeon Fantasy Co., Ltd.	400	7,047
AEON Financial Service Co., Ltd.	4,900	109,622
Aeon Hokkaido Corp.	900	4,108
Aeon Mall Co., Ltd.	5,960	102,309
AGORA Hospitality Group Co., Ltd.*	5,000	1,614
Ai Holdings Corp.	2,100	53,218

Aica Kogyo Co., Ltd.	3,700	$72,540
Aichi Bank Ltd.	400	21,215
Aichi Corp.	2,100	13,902
Aichi Steel Corp.	6,000	28,060
Aichi Tokei Denki Co., Ltd.	1,000	2,705
Aida Engineering Ltd.	3,300	34,066
Aiful Corp.*	20,300	66,753
Aigan Co., Ltd.*	900	1,814
Ain Holdings, Inc.	1,000	47,637
Aiphone Co., Ltd.	800	13,114
Air Water, Inc.	6,000	96,265
Airport Facilities Co., Ltd.	1,200	5,694
Airtech Japan Ltd.	300	1,633
Aisan Industry Co., Ltd.	1,500	15,389
Aisin Seiki Co., Ltd.	7,600	326,768
Ajinomoto Co., Inc.	14,000	331,355
Akebono Brake Industry Co., Ltd.	5,700	14,162
Akita Bank Ltd.	8,000	27,556
Alconix Corp.	400	5,307
Alfresa Holdings Corp.	8,000	158,259
Alpen Co., Ltd.	700	11,673
Alpha Corp.	300	3,303
Alpha Systems, Inc.	360	5,792
Alpine Electronics, Inc.	2,400	37,325
Alps Electric Co., Ltd.	7,200	194,724
Altech Co., Ltd.	500	742
Altech Corp.	500	10,264
Amada Holdings Co., Ltd.	13,000	124,059
Amano Corp.	3,400	46,046
Amuse, Inc.	300	13,613
ANA Holdings, Inc.	99,000	285,699
Anest Iwata Corp.	2,000	16,979
Anritsu Corp.	5,000	32,824
AOI Pro, Inc.	500	4,195
AOKI Holdings, Inc.	2,200	28,732
Aomori Bank Ltd.	9,000	28,783
Aoyama Trading Co., Ltd.	3,100	119,241
Aozora Bank Ltd.	60,000	209,232
Arakawa Chemical Industries Ltd.	1,000	9,920
Araya Industrial Co., Ltd.	2,000	2,274
Arcland Sakamoto Co., Ltd.	700	16,145
Arcs Co., Ltd.	1,500	32,996
Argo Graphics, Inc.	400	6,025
Ariake Japan Co., Ltd.	1,100	60,855
Arisawa Manufacturing Co., Ltd.	2,000	12,798
Arrk Corp.*	4,200	3,797
As One Corp.	800	30,548
Asahi Co., Ltd.	500	5,334
Asahi Diamond Industrial Co., Ltd.	4,000	42,918
Asahi Glass Co., Ltd.	48,000	273,713
Asahi Group Holdings Ltd.	13,300	415,785
Asahi Kasei Corp.	56,000	379,009
Asahi Kogyosha Co., Ltd.	1,000	4,092
Asahi Net, Inc.	1,000	4,335
Asahi Organic Chemicals Industry Co., Ltd.	4,000	7,398
Asanuma Corp.	4,000	10,245
Asatsu-DK, Inc.	2,000	48,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ashimori Industry Co., Ltd.	3,000	$4,946
Asics Corp.	9,200	190,410
ASKA Pharmaceutical Co., Ltd.	1,000	12,298
ASKUL Corp.	900	36,190
Astellas Pharma, Inc.	85,500	1,214,460
Asunaro Aoki Construction Co., Ltd.	500	3,333
Atsugi Co., Ltd.	11,000	10,467
Autobacs Seven Co., Ltd.	4,500	82,175
Avex Group Holdings, Inc.	2,300	27,333
Awa Bank Ltd.	10,000	58,135
Axell Corp.	400	4,076
Axial Retailing, Inc.	700	23,428
Azbil Corp.	2,300	58,903
Azuma Shipping Co., Ltd.	600	1,440
Bandai Namco Holdings, Inc.	10,700	224,829
Bando Chemical Industries Ltd.	4,000	16,671
Bank of Iwate Ltd.	800	33,256
Bank of Kyoto Ltd.	16,000	148,215
Bank of Nagoya Ltd.	11,000	40,269
Bank of Okinawa Ltd.	900	34,626
Bank of Saga Ltd.	7,000	15,618
Bank of the Ryukyus Ltd.	2,500	35,247
Bank of Yokohama Ltd.	60,000	367,254
Belc Co., Ltd.	600	21,845
Belluna Co., Ltd.	3,000	16,517
Benesse Holdings, Inc.	2,400	69,106
Best Denki Co., Ltd.	3,500	3,648
Bic Camera, Inc.	3,000	25,678
BML, Inc.	700	21,014
Bookoff Corp.	700	5,304
BP Castrol KK	500	5,040
Bridgestone Corp.	30,100	1,030,680
Brother Industries Ltd.	9,700	111,230
Bunka Shutter Co., Ltd.	3,000	25,360
CAC Holdings Corp.	700	5,716
Calbee, Inc.	4,200	176,266
Calsonic Kansei Corp.	6,000	52,925
Can Do Co., Ltd.	1,000	13,106
Canare Electric Co., Ltd.	100	1,670
Canon Electronics, Inc.	1,100	18,079
Canon Marketing Japan, Inc.	4,000	62,332
Canon, Inc.	37,200	1,127,506
Capcom Co., Ltd.	2,600	62,881
Carlit Holdings Co., Ltd.	1,000	4,397
Casio Computer Co., Ltd.	8,700	203,086
Cawachi Ltd.	800	15,582
Central Glass Co., Ltd.	12,000	55,015
Central Japan Railway Co.	6,900	1,222,264
Central Security Patrols Co., Ltd.	500	7,528
Central Sports Co., Ltd.	400	7,705
Century Tokyo Leasing Corp.	2,800	99,785
Chiba Bank Ltd.	31,000	219,788
Chiba Kogyo Bank Ltd.	2,300	12,792
Chilled & Frozen Logistics Holdings Co., Ltd.*	400	3,041
Chino Corp.	400	3,640
Chiyoda Co., Ltd.	1,600	49,864
Chiyoda Corp.	9,000	68,260
Chiyoda Integre Co., Ltd.	400	9,352
Chofu Seisakusho Co., Ltd.	1,200	28,425

Chori Co., Ltd.	800	$11,121
Chubu Electric Power Co., Inc.	29,200	399,410
Chubu Shiryo Co., Ltd.	1,200	9,620
Chudenko Corp.	2,000	44,057
Chuetsu Pulp & Paper Co., Ltd.	4,000	6,747
Chugai Pharmaceutical Co., Ltd.	10,600	369,437
Chugai Ro Co., Ltd.	4,000	7,786
Chugoku Bank Ltd.	8,000	106,635
Chugoku Electric Power Co., Inc.	11,600	152,680
Chugoku Marine Paints Ltd.	3,000	21,956
Chugokukogyo Co., Ltd.	100	591
Chukyo Bank Ltd.	5,000	9,531
Chuo Spring Co., Ltd.	1,000	2,441
Ci:z Holdings Co., Ltd.	2,000	34,520
Citizen Holdings Co., Ltd.	15,500	111,330
CKD Corp.	3,400	33,772
Clarion Co., Ltd.	6,000	21,594
Cleanup Corp.	1,200	7,418
CMIC Holdings Co., Ltd.	400	5,095
CMK Corp.	2,400	6,911
Coca-Cola Central Japan Co., Ltd.	2,764	44,439
Coca-Cola West Co., Ltd.	4,200	84,899
Cocokara fine, Inc.	1,100	49,296
COLOPL, Inc.	1,700	33,476
Colowide Co., Ltd.	4,000	60,698
Computer Engineering & Consulting Ltd.	800	8,067
Computer Institute of Japan Ltd.	1,200	4,911
COMSYS Holdings Corp.	3,400	47,756
CONEXIO Corp.	1,000	9,417
Core Corp.	400	4,050
Corona Corp.	500	4,768
Cosel Co., Ltd.	1,800	16,160
Cosmo Energy Holdings Co., Ltd.*	1,500	20,180
Cosmos Pharmaceutical Corp.	900	141,765
Create Medic Co., Ltd.	300	2,322
Create SD Holdings Co., Ltd.	1,500	36,430
Credit Saison Co., Ltd.	7,300	143,862
Cresco Ltd.	300	4,663
CTI Engineering Co., Ltd.	700	7,137
CyberAgent, Inc.	2,300	95,000
Cybernet Systems Co., Ltd.	1,000	3,533
Cybozu, Inc.	2,000	5,277
Dai Nippon Printing Co., Ltd.	25,000	247,158
Dai Nippon Toryo Co., Ltd.	7,000	13,445
Daibiru Corp.	3,600	29,711
Daicel Corp.	13,000	193,452
Dai-Dan Co., Ltd.	1,000	7,001
Daido Kogyo Co., Ltd.	2,000	3,529
Daido Metal Co., Ltd.	1,000	9,193
Daido Steel Co., Ltd.	20,000	79,929
Daidoh Ltd.	1,600	6,663
Daifuku Co., Ltd.	5,000	85,133
Daihatsu Motor Co., Ltd.	9,000	121,233
Daihen Corp.	6,000	28,265
Daiho Corp.	4,000	19,018
Daiichi Jitsugyo Co., Ltd.	2,000	8,959
Dai-ichi Life Insurance Co., Ltd.	48,400	803,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Daiichi Sankyo Co., Ltd.	32,400	$665,843
Daiken Corp.	5,000	14,711
Daiken Medical Co., Ltd.	400	3,391
Daiki Aluminium Industry Co., Ltd.	2,000	5,218
Daikin Industries Ltd.	10,800	785,999
Daikoku Denki Co., Ltd.	500	6,503
Daikyo, Inc.	10,000	16,225
Dainichi Co., Ltd.	600	3,533
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	18,719
Daio Paper Corp.	5,000	42,878
Daiohs Corp.	200	1,995
Daisan Bank Ltd.	7,000	10,292
Daiseki Co., Ltd.	1,900	30,359
Daishi Bank Ltd.	16,000	70,577
Daisue Construction Co., Ltd.	400	3,068
Daisyo Corp.	600	7,549
Daito Bank Ltd.	7,000	12,165
Daito Electron Co., Ltd.	500	3,253
Daito Trust Construction Co., Ltd.	3,600	416,789
Daito Woolen Spinning & Weaving Co., Ltd.*	1,000	543
Daiwa House Industry Co., Ltd.	30,500	874,453
Daiwa Industries Ltd.	1,000	7,799
Daiwa Securities Group, Inc.	88,000	538,034
Daiwabo Holdings Co., Ltd.	14,100	28,153
Daiyu Eight Co., Ltd.	100	728
Danto Holdings Corp.*	1,000	1,549
DC Co., Ltd.	1,300	3,248
DCM Holdings Co., Ltd.	5,800	41,942
DeNA Co., Ltd.	4,000	62,591
Denki Kagaku Kogyo KK	22,000	97,421
Denki Kogyo Co., Ltd.	3,000	13,373
Denso Corp.	21,900	1,044,178
Dentsu, Inc.	88,700	4,855,200
Denyo Co., Ltd.	1,100	17,143
Descente Ltd.	3,000	38,064
DIC Corp.	40,000	108,237
Dijet Industrial Co., Ltd.	1,000	1,332
Disco Corp.	1,300	122,852
DKS Co., Ltd	2,000	5,831
DMG Mori Co., Ltd.	6,800	78,971
Don Quijote Holdings Co., Ltd.	6,800	238,903
Doshisha Co., Ltd.	1,000	20,123
Doutor Nichires Holdings Co., Ltd.	2,100	32,370
Dowa Holdings Co., Ltd.	9,000	64,617
DTS Corp.	1,100	24,989
Dunlop Sports Co., Ltd.	1,000	7,728
Duskin Co., Ltd.	3,600	65,434
Dydo Drinco, Inc.	500	23,178
Dynic Corp.	2,000	2,835
Eagle Industry Co., Ltd.	1,000	18,243
Earth Chemical Co., Ltd.	900	36,897
East Japan Railway Co.	13,600	1,278,158
Ebara Corp.	17,000	80,847
Ebara Jitsugyo Co., Ltd.	300	3,609
Echo Trading Co., Ltd.	300	1,596
Econach Holdings Co., Ltd.*	3,000	1,315

Eco’s Co., Ltd.	400	$5,032
EDION Corp.	4,400	33,131
Ehime Bank Ltd.	7,000	14,705
Eighteenth Bank Ltd.	7,000	20,401
Eiken Chemical Co., Ltd.	1,000	18,399
Eisai Co., Ltd.	10,000	661,029
Eizo Corp.	1,000	23,948
Electric Power Development Co., Ltd.	7,000	249,106
Elematec Corp.	900	21,616
Enplas Corp.	600	21,537
Enshu Ltd.*	2,000	1,529
EPS Holdings, Inc.	2,000	21,982
ESPEC Corp.	1,200	14,686
euglena Co., Ltd.*	3,600	53,621
Excel Co., Ltd.	600	7,745
Exedy Corp.	1,500	36,236
Ezaki Glico Co., Ltd.	2,500	134,982
Faith, Inc.	400	4,394
Falco Holdings Co., Ltd.	600	7,285
FamilyMart Co., Ltd.	3,200	148,688
Fancl Corp.	2,500	34,531
FANUC Corp.	37,200	6,412,954
Fast Retailing Co., Ltd.	1,500	525,274
FCC Co., Ltd.	1,800	38,296
Feed One Holdings Co., Ltd.	7,520	8,217
Felissimo Corp.*	300	2,771
FIDEA Holdings Co., Ltd.	7,000	15,719
Financial Products Group Co., Ltd.	4,600	35,842
First Baking Co., Ltd.*	1,000	960
Foster Electric Co., Ltd.	1,100	23,908
FP Corp.	1,200	43,386
France Bed Holdings Co., Ltd.	1,600	13,286
F-Tech, Inc.	400	4,040
Fudo Tetra Corp.	9,800	11,420
Fuji Co., Ltd.	1,300	26,315
Fuji Corp., Ltd.	1,200	7,673
Fuji Electric Co., Ltd.	30,000	125,802
Fuji Heavy Industries Ltd.	25,200	1,035,930
Fuji Kiko Co., Ltd.	1,000	3,973
Fuji Kosan Co., Ltd.	400	1,523
Fuji Kyuko Co., Ltd.	3,000	28,739
Fuji Media Holdings, Inc.	7,700	90,783
Fuji Oil Co., Ltd.	3,300	9,631
Fuji Oil Holdings, Inc.	3,300	53,568
Fuji Seal International, Inc.	1,200	36,114
Fuji Soft, Inc.	1,600	35,148
Fujibo Holdings, Inc.	5,000	9,271
Fujicco Co., Ltd.	1,000	17,401
Fujifilm Holdings Corp.	17,770	740,132
Fujikura Kasei Co., Ltd.	1,600	7,710
Fujikura Ltd.	18,000	97,261
Fujikura Rubber Ltd.	800	3,862
Fujimi, Inc.	1,100	15,174
Fujimori Kogyo Co., Ltd.	900	23,391
Fujita Kanko, Inc.	3,000	15,087
Fujitec Co., Ltd.	3,000	30,724
Fujitsu General Ltd.	2,000	25,408
Fujitsu Ltd.	91,000	452,940
Fujiya Co., Ltd.*	7,000	11,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

FuKoKu Co., Ltd.	500	$4,316
Fukuda Corp.	1,000	10,233
Fukui Bank Ltd.	10,000	19,408
Fukui Computer Holdings, Inc.	400	4,114
Fukuoka Financial Group, Inc.	37,000	183,513
Fukushima Bank Ltd.	15,000	12,048
Fukushima Industries Corp.	600	14,183
Fukuyama Transporting Co., Ltd.	8,000	39,787
FULLCASTHoldings Co., Ltd.	1,000	6,146
Funai Electric Co., Ltd.	1,100	9,207
Funai Soken Holdings, Inc.	1,560	22,080
Furukawa Co., Ltd.	21,000	43,002
Furukawa Electric Co., Ltd.	31,000	65,643
Furusato Industries Ltd.	700	10,609
Fuso Pharmaceutical Industries Ltd.	4,000	9,264
Futaba Corp.	2,100	28,208
Futaba Industrial Co., Ltd.	3,500	16,670
Future Architect, Inc.	1,000	6,498
Fuyo General Lease Co., Ltd.	1,100	51,719
G-7 Holdings, Inc.	300	3,809
Gakken Holdings Co., Ltd.	5,000	11,117
Gakujo Co., Ltd.	400	4,060
Gecoss Corp.	800	6,832
Genki Sushi Co., Ltd.	300	5,572
Geo Holdings Corp.	2,000	31,362
GLOBERIDE, Inc.	500	6,588
Glory Ltd.	3,400	104,233
GMO Internet, Inc.	3,400	44,665
Godo Steel Ltd.	7,000	13,866
Goldcrest Co., Ltd.	1,100	20,028
Goldwin, Inc.	400	20,653
Gree, Inc.	5,100	24,189
GS Yuasa Corp.	14,000	51,951
GSI Creos Corp.	3,000	2,949
Gulliver International Co., Ltd.	3,300	32,738
Gun-Ei Chemical Industry Co., Ltd.	3,000	7,526
Gunma Bank Ltd.	22,000	127,901
Gunze Ltd.	8,000	23,368
Gurunavi, Inc.	2,000	41,418
H2O Retailing Corp.	4,760	92,854
Hachijuni Bank Ltd.	10,000	61,368
Hakudo Co., Ltd.	400	4,028
Hakuhodo DY Holdings, Inc.	10,600	114,551
Hakuto Co., Ltd.	700	7,057
Hakuyosha Co., Ltd.	1,000	2,226
Hamakyorex Co., Ltd.	600	11,160
Hamamatsu Photonics KK	6,000	164,455
Hankyu Hanshin Holdings, Inc.	55,000	357,260
Hanwa Co., Ltd.	11,000	47,374
Happinet Corp.	600	5,837
Hard Off Corp. Co., Ltd.	500	6,280
Harima Chemicals, Inc.	1,100	5,380
Haruyama Trading Co., Ltd.	500	3,157
Haseko Corp.	13,700	151,243
Hayashikane Sangyo Co., Ltd.*	4,000	3,826
Hazama Ando Corp.	7,520	40,467
Heiwa Corp.	4,220	79,004
Heiwa Real Estate Co., Ltd.	1,800	19,741

Heiwado Co., Ltd.	2,400	$52,657
Helios Techno Holding Co., Ltd.	1,100	3,900
Hibiya Engineering Ltd.	1,800	24,521
Hiday Hidaka Corp.	864	24,759
Higashi-Nippon Bank Ltd.	6,000	19,790
Hikari Tsushin, Inc.	900	61,095
Hino Motors Ltd.	12,000	138,452
Hioki EE Corp.	500	9,082
Hirakawa Hewtech Corp.	200	3,153
Hirose Electric Co., Ltd.	1,575	190,349
Hiroshima Bank Ltd.	29,000	164,682
HIS Co., Ltd.	2,600	86,788
Hisaka Works Ltd.	1,000	7,943
Hisamitsu Pharmaceutical Co., Inc.	2,600	109,058
Hitachi Capital Corp.	1,200	32,235
Hitachi Chemical Co., Ltd.	4,600	72,888
Hitachi Construction Machinery Co., Ltd.	4,200	65,390
Hitachi High-Technologies Corp.	1,800	48,643
Hitachi Koki Co., Ltd.	3,300	23,571
Hitachi Kokusai Electric, Inc.	2,000	27,151
Hitachi Ltd.	223,640	1,265,282
Hitachi Metals Ltd.	9,400	115,915
Hitachi Transport System Ltd.	2,100	36,724
Hitachi Zosen Corp.	5,100	28,000
Hochiki Corp.	1,000	9,065
Hodogaya Chemical Co., Ltd.	2,000	3,862
Hogy Medical Co., Ltd.	600	30,136
Hokkaido Electric Power Co., Inc.*	7,100	72,738
Hokkaido Gas Co., Ltd.	2,000	4,669
Hokkan Holdings Ltd.	3,000	7,883
Hokko Chemical Industry Co., Ltd.	1,000	3,586
Hokkoku Bank Ltd.	14,000	46,467
Hokuetsu Bank Ltd.	13,000	27,375
Hokuetsu Kishu Paper Co., Ltd.	8,000	47,078
Hokuhoku Financial Group, Inc.	68,000	138,539
Hokuriku Electric Industry Co., Ltd.	4,000	5,697
Hokuriku Electric Power Co.	7,800	115,205
Hokushin Co., Ltd.	800	802
Hokuto Corp.	1,400	26,885
Honda Motor Co., Ltd.	73,200	2,345,441
Honeys Co., Ltd.	1,080	9,307
Hoosiers Holdings Co., Ltd.	2,000	8,939
Horiba Ltd.	2,100	81,064
Hoshizaki Electric Co., Ltd.	1,500	93,228
Hosiden Corp.	3,000	16,881
Hosokawa Micron Corp.	2,000	10,203
House Foods Group, Inc.	3,600	70,975
House of Rose Co., Ltd.	100	1,232
Howa Machinery Ltd.	600	3,216
Hoya Corp.	16,300	664,530
Hulic Co., Ltd.	14,800	129,811
Hurxley Corp.	300	3,552
Hyakugo Bank Ltd.	11,000	53,369
Hyakujushi Bank Ltd.	14,000	51,998
Ibiden Co., Ltd.	4,300	61,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

IBJ Leasing Co., Ltd.	1,700	$34,555
Ichibanya Co., Ltd.	400	19,738
Ichiken Co., Ltd.	1,000	3,407
Ichikoh Industries Ltd.	2,000	3,905
Ichinen Holdings Co., Ltd.	1,300	12,408
Ichiyoshi Securities Co., Ltd.	2,700	24,623
Icom, Inc.	600	12,467
Idec Corp.	1,400	12,640
Idemitsu Kosan Co., Ltd.	3,200	50,914
Ihara Chemical Industry Co., Ltd.	2,000	27,587
IHI Corp.	66,000	181,464
Iida Group Holdings Co., Ltd.	5,976	110,691
Iino Kaiun Kaisha Ltd.	5,900	24,377
Ikegami Tsushinki Co., Ltd.	3,000	4,633
Ikyu Corp.	1,000	27,877
Imasen Electric Industrial Co., Ltd.	800	8,191
Impress Holdings, Inc.	1,000	1,235
Inaba Denki Sangyo Co., Ltd.	1,400	44,668
Inaba Seisakusho Co., Ltd.	600	6,443
Inabata & Co., Ltd.	3,200	32,321
Inageya Co., Ltd.	1,000	10,791
INES Corp.	1,600	14,909
I-Net Corp.	500	4,946
Information Services International-Dentsu Ltd.	700	13,446
INPEX Corp.	52,000	513,168
Intage Holdings, Inc.	600	8,475
Internet Initiative Japan, Inc.	700	13,883
Inui Global Logistics Co., Ltd.	490	3,860
I’rom Group Co., Ltd.*	300	2,816
Iseki & Co., Ltd.	13,000	20,202
Isetan Mitsukoshi Holdings Ltd.	16,800	218,584
Ishihara Sangyo Kaisha Ltd.*	21,000	17,754
Ishii Iron Works Co., Ltd.	1,000	1,535
Ishikawa Seisakusho Ltd.*	2,000	1,341
Ishizuka Glass Co., Ltd.*	1,000	1,845
Isuzu Motors Ltd.	28,400	305,622
IT Holdings Corp.	4,000	91,402
Itfor, Inc.	1,300	5,882
Ito En Ltd.	3,000	77,129
ITOCHU Corp.	56,900	670,741
Itochu Enex, Co., Ltd.	2,700	20,609
Itochu Techno-Solutions Corp.	2,400	47,954
Itochu-Shokuhin Co., Ltd.	300	10,372
Itoham Foods, Inc.	7,000	40,514
Itoki Corp.	2,600	18,524
IwaiCosmo Holdings, Inc.	1,100	12,673
Iwaki & Co., Ltd.	1,000	1,696
Iwasaki Electric Co., Ltd.	4,000	8,133
Iwatani Corp.	13,000	67,088
Iwatsu Electric Co., Ltd.*	5,000	3,098
Iyo Bank Ltd.	10,000	97,075
Izumi Co., Ltd.	1,700	65,917
Izutsuya Co., Ltd.*	6,000	2,964
J. Front Retailing Co., Ltd.	9,500	137,638
Jaccs Co., Ltd.	8,000	29,171
Jafco Co., Ltd.	1,600	62,406
Jalux, Inc.	300	6,544
Janome Sewing Machine Co., Ltd.*	1,200	7,804

Japan Airlines Co., Ltd.	13,500	$483,455
Japan Airport Terminal Co., Ltd.	1,600	70,956
Japan Asia Investment Co., Ltd.*	800	2,198
Japan Aviation Electronics Industry Ltd.	2,000	28,747
Japan Cash Machine Co., Ltd.	1,100	10,833
Japan Digital Laboratory Co., Ltd.	1,000	13,577
Japan Display, Inc.*	17,300	50,016
Japan Drilling Co., Ltd.	300	6,572
Japan Electronic Materials Corp.	500	2,502
Japan Exchange Group, Inc.	25,400	396,701
Japan Foods Co., Ltd.	100	968
Japan Foundation Engineering Co., Ltd.	1,700	7,083
Japan Medical Dynamic Marketing, Inc.	1,000	5,956
Japan Oil Transportation Co., Ltd.	1,000	2,009
Japan Petroleum Exploration Co., Ltd.	1,700	45,526
Japan Pulp & Paper Co., Ltd.	6,000	16,660
Japan Radio Co., Ltd.	3,000	9,146
Japan Securities Finance Co., Ltd.	5,546	28,212
Japan Steel Works Ltd.	16,000	56,028
Japan Tobacco, Inc.	168,864	6,200,203
Japan Transcity Corp.	2,000	7,454
Japan Wool Textile Co., Ltd.	4,000	29,339
Jastec Co., Ltd.	700	5,857
JBCC Holdings, Inc.	1,000	6,296
JCU Corp.	200	7,052
Jeans Mate Corp.*	300	537
Jeol Ltd.	4,000	26,018
JFE Holdings, Inc.	25,544	401,493
JGC Corp.	11,000	168,322
JK Holdings Co., Ltd.	1,100	4,557
JMS Co., Ltd.	1,000	2,541
Joban Kosan Co., Ltd.	3,000	3,782
J-Oil Mills, Inc.	5,000	14,508
Joshin Denki Co., Ltd.	2,000	17,782
Joyo Bank Ltd.	28,000	132,345
JSP Corp.	800	16,626
JSR Corp.	8,100	126,420
JTEKT Corp.	10,500	171,851
Juki Corp.	1,400	12,486
Juroku Bank Ltd.	15,000	59,248
JVC Kenwood Corp.	5,800	15,838
JX Holdings, Inc.	99,900	417,781
K&O Energy Group, Inc.	500	7,103
K.R.S. Corp.	300	6,928
kabu.com Securities Co., Ltd.	9,800	30,534
Kadokawa Dwango*	1,484	22,298
Kaga Electronics Co., Ltd.	1,200	17,877
Kagome Co., Ltd.	2,200	38,490
Kajima Corp.	45,000	267,772
Kakaku.com, Inc.	8,000	157,933
Kaken Pharmaceutical Co., Ltd.	2,500	170,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Kamei Corp.	1,000	$9,766
Kamigumi Co., Ltd.	11,000	94,686
Kanaden Corp.	1,000	8,131
Kanagawa Chuo Kotsu Co., Ltd.	1,000	5,976
Kanamoto Co., Ltd.	1,000	25,343
Kandenko Co., Ltd.	6,000	40,274
Kaneka Corp.	13,000	135,170
Kanematsu Corp.	27,000	45,381
Kanematsu Electronics Ltd.	700	12,355
Kanematsu-NNK Corp.*	1,000	1,348
Kansai Electric Power Co., Inc.*	39,000	466,642
Kansai Paint Co., Ltd.	12,000	181,424
Kansai Urban Banking Corp.	1,700	19,087
Kanto Denka Kogyo Co., Ltd.	2,000	13,112
Kao Corp.	20,700	1,062,249
Kappa Create Co., Ltd.*	1,800	17,914
Kasai Kogyo Co., Ltd.	1,000	14,418
Katakura & Co-op Agri Corp.	275	552
Katakura Industries Co., Ltd.	1,400	15,022
Kato Sangyo Co., Ltd.	1,700	39,311
Kato Works Co., Ltd.	2,000	8,752
KAWADA Technologies, Inc.	200	6,236
Kawai Musical Instruments Manufacturing Co., Ltd.	400	7,491
Kawasaki Heavy Industries Ltd.	67,000	247,768
Kawasaki Kisen Kaisha Ltd.	39,000	83,359
KDDI Corp.	80,500	2,083,901
Keihan Electric Railway Co., Ltd.	16,000	107,034
Keihanshin Building Co., Ltd.	1,400	7,858
Keihin Co., Ltd.	2,000	2,895
Keihin Corp.	2,500	43,782
Keikyu Corp.	21,000	173,404
Keio Corp.	23,000	198,671
Keisei Electric Railway Co., Ltd.	12,000	152,721
Keiyo Bank Ltd.	5,000	23,705
Keiyo Co., Ltd.	2,200	9,255
Kenedix, Inc.	16,500	59,172
Kewpie Corp.	5,100	125,639
Key Coffee, Inc.	1,200	19,161
Keyence Corp.	1,690	927,549
Kikkoman Corp.	9,000	311,494
Kimoto Co., Ltd.	2,200	4,849
Kimura Chemical Plants Co., Ltd.	1,100	3,954
Kimura Unity Co., Ltd.	200	2,167
Kinden Corp.	5,000	63,750
King Jim Co., Ltd.	1,000	6,710
Kinki Sharyo Co., Ltd.*	1,000	3,286
Kintetsu Department Store Co., Ltd.*	11,000	29,957
Kintetsu Group Holdings Co., Ltd.	78,000	317,301
Kintetsu World Express, Inc.	2,200	38,743
Kinugawa Rubber Industrial Co., Ltd.	3,000	15,940
Kirin Holdings Co., Ltd.	27,700	374,820
Kirindo Holdings Co., Ltd.	500	5,275
Kisoji Co., Ltd.	1,400	25,047
Kissei Pharmaceutical Co., Ltd.	2,600	65,203
Kitagawa Iron Works Co., Ltd.	5,000	11,039

Kita-Nippon Bank Ltd.	300	8,227
Kitano Construction Corp.	3,000	7,802
Kitazawa Sangyo Co., Ltd.	1,000	1,559
Kitz Corp.	5,100	22,881
KNT-CT Holdings Co., Ltd.*	4,000	7,726
Koa Corp.	1,500	12,677
Koatsu Gas Kogyo Co., Ltd.	1,000	5,580
Kobayashi Pharmaceutical Co., Ltd.	1,300	106,839
Kobayashi Yoko Co., Ltd.	300	664
Kobe Steel Ltd.	161,000	174,919
Koei Tecmo Holdings Co., Ltd.	2,880	42,730
Kohnan Shoji Co., Ltd.	1,100	15,360
Kohsoku Corp.	700	6,195
Koito Manufacturing Co., Ltd.	5,300	216,793
Kojima Co., Ltd.	1,500	3,443
Kokuyo Co., Ltd.	6,400	69,064
KOMAIHALTEC, Inc.	2,000	4,036
Komatsu Ltd.	33,690	548,939
Komatsu Seiren Co., Ltd.	2,000	11,516
Komatsu Wall Industry Co., Ltd.	400	6,850
Komeri Co., Ltd.	1,600	32,983
Komori Corp.	3,400	39,767
Konaka Co., Ltd.	1,400	7,889
Konami Corp.	4,600	109,704
Konica Minolta, Inc.	21,000	210,631
Konishi Co., Ltd.	1,000	22,402
Kosaido Co., Ltd.	900	3,165
Kose Corp.	1,200	110,470
Kosei Securities Co., Ltd.	2,000	2,861
Kourakuen Corp.	700	9,162
Krosaki Harima Corp.	2,000	4,611
K’s Holdings Corp.	1,700	57,857
Kubota Corp.	35,000	539,528
Kumagai Gumi Co., Ltd.	10,000	28,773
Kumiai Chemical Industry Co., Ltd.	2,000	21,726
Kura Corp.	600	24,185
Kurabo Industries Ltd.	12,000	20,382
Kuraray Co., Ltd.	14,900	180,173
Kuraudia Co., Ltd.	200	915
Kureha Corp.	8,000	30,867
Kurimoto Ltd.	6,000	11,295
Kurita Water Industries Ltd.	5,000	104,678
Kuroda Electric Co., Ltd.	1,600	29,607
KYB Corp.	7,000	21,155
Kyocera Corp.	11,300	523,746
Kyodo Printing Co., Ltd.	3,000	8,293
Kyoei Sangyo Co., Ltd.	1,000	1,322
Kyoei Steel Ltd.	1,300	23,253
Kyoei Tanker Co., Ltd.	1,000	1,711
Kyokuto Boeki Kaisha Ltd.	1,000	2,047
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	25,583
Kyokuto Securities Co., Ltd.	1,600	20,150
Kyokuyo Co., Ltd.	5,000	11,451
KYORIN Holdings, Inc.	3,000	62,482
Kyoritsu Maintenance Co., Ltd.	600	51,376
Kyoritsu Printing Co., Ltd.	1,000	2,537
Kyosan Electric Manufacturing Co., Ltd.	2,000	5,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Kyoto Kimono Yuzen Co., Ltd.	700	$5,286
Kyowa Electronic Instruments Co., Ltd.	1,000	3,560
Kyowa Exeo Corp.	4,900	50,177
Kyowa Hakko Kirin Co., Ltd.	10,000	157,278
Kyowa Leather Cloth Co., Ltd.	700	5,326
Kyudenko Corp.	2,000	35,791
Kyushu Electric Power Co., Inc.*	19,200	209,800
Kyushu Financial Group, Inc.*	16,770	117,184
Land Business Co., Ltd.	1,000	2,699
LAND Co., Ltd.*	1,300	139
Lawson, Inc.	3,800	308,168
LEC, Inc.	300	3,337
Leopalace21 Corp.*	7,300	39,444
Life Corp.	700	17,224
Lintec Corp.	2,600	54,635
Lion Corp.	12,000	112,808
LIXIL Group Corp.	57,640	1,279,258
Look, Inc.	2,000	2,777
M3, Inc.	8,300	172,022
Mabuchi Motor Co., Ltd.	2,400	129,669
Macnica Fuji Electronics Holdings, Inc.*	1,850	24,528
Maeda Corp.	8,000	53,949
Maeda Road Construction Co., Ltd.	4,000	66,872
Maezawa Industries, Inc.	900	2,577
Maezawa Kasei Industries Co., Ltd.	900	8,494
Maezawa Kyuso Industries Co., Ltd.	400	5,109
Makino Milling Machine Co., Ltd.	6,000	45,107
Makita Corp.	5,300	304,587
Mandom Corp.	1,300	52,389
Marche Corp.	300	2,113
Mars Engineering Corp.	600	10,133
Marubeni Construction Material Lease Co., Ltd.	1,000	1,799
Marubeni Corp.	81,400	417,864
Marubun Corp.	900	7,144
Marudai Food Co., Ltd.	6,000	23,069
Maruei Department Store Co., Ltd.*	2,000	1,772
Maruha Nichiro Corp.	2,700	47,544
Marui Group Co., Ltd.	10,400	168,974
Maruichi Steel Tube Ltd.	2,800	82,633
Maruka Machinery Co., Ltd.	400	6,012
Marusan Securities Co., Ltd.	3,900	40,867
Maruwa Co., Ltd.	300	6,631
Maruwn Corp.	600	1,290
Maruyama Manufacturing Co., Inc.	2,000	3,207
Maruzen CHI Holdings Co., Ltd.*	600	1,766
Maruzen Showa Unyu Co., Ltd.	4,000	14,248
Matsuda Sangyo Co., Ltd.	800	9,518
Matsui Construction Co., Ltd.	1,000	6,140
Matsui Securities Co., Ltd.	6,800	62,300
Matsumotokiyoshi Holdings Co., Ltd.	2,500	127,568

Matsuya Co., Ltd.	2,200	22,526
Matsuya Foods Co., Ltd.	500	11,864
Max Co., Ltd.	2,000	20,608
Mazda Motor Corp.	28,000	576,011
MEC Co., Ltd.	800	5,734
Medical System Network Co., Ltd.	400	2,143
Medipal Holdings Corp.	7,600	129,412
Megachips Corp.	1,100	9,592
Megmilk Snow Brand Co., Ltd.	2,700	69,382
Meidensha Corp.	12,000	48,315
MEIJI Holdings Co., Ltd.	6,200	511,228
Meiji Shipping Co., Ltd.	1,100	4,699
Meiko Network Japan Co., Ltd.	900	10,430
Meitec Corp.	1,000	34,204
Meito Sangyo Co., Ltd.	600	6,691
Meiwa Corp.	900	3,148
Meiwa Estate Co., Ltd.	700	3,016
Melco Holdings, Inc.	600	11,015
Michinoku Bank Ltd.	6,000	10,158
Mie Bank Ltd.	5,000	11,070
Milbon Co., Ltd.	720	29,386
Mimasu Semiconductor Industry Co., Ltd.	1,000	9,513
Minato Bank Ltd.	12,000	19,759
Minebea Co., Ltd.	15,000	128,804
Ministop Co., Ltd.	900	17,445
Miraca Holdings, Inc.	2,600	114,661
Mirait Holdings Corp.	3,600	29,699
Misawa Homes Co., Ltd.	1,600	11,727
MISUMI Group, Inc.	7,800	107,414
Mitachi Co., Ltd.	200	1,203
Mito Securities Co., Ltd.	3,000	10,141
Mitsuba Corp.	2,000	30,897
Mitsubishi Chemical Holdings Corp.	55,000	348,710
Mitsubishi Corp.	55,310	918,889
Mitsubishi Electric Corp.	91,000	954,091
Mitsubishi Estate Co., Ltd.	57,000	1,181,436
Mitsubishi Gas Chemical Co., Inc.	13,000	66,420
Mitsubishi Heavy Industries Ltd.	162,000	707,621
Mitsubishi Kakoki Kaisha Ltd.	3,000	5,955
Mitsubishi Logistics Corp.	6,000	79,137
Mitsubishi Materials Corp.	58,000	182,418
Mitsubishi Motors Corp.	34,100	288,303
Mitsubishi Nichiyu Forklift Co., Ltd.	1,000	4,037
Mitsubishi Paper Mills Ltd.*	18,000	12,947
Mitsubishi Pencil Co., Ltd.	1,000	46,116
Mitsubishi Research Institute, Inc.	400	11,433
Mitsubishi Shokuhin Co., Ltd.	1,100	27,056
Mitsubishi Steel Manufacturing Co., Ltd.	7,000	13,371
Mitsubishi Tanabe Pharma Corp.	10,100	174,000
Mitsubishi UFJ Financial Group, Inc.	656,000	4,059,915
Mitsubishi UFJ Lease & Finance Co., Ltd.	19,700	101,482

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Mitsuboshi Belting Ltd.	3,000	$23,964
Mitsui & Co., Ltd.	57,700	685,292
Mitsui Chemicals, Inc.	46,090	204,428
Mitsui Engineering & Shipbuilding Co., Ltd.	34,000	55,847
Mitsui Fudosan Co., Ltd.	41,000	1,027,356
Mitsui High-Tec, Inc.	1,400	8,728
Mitsui Home Co., Ltd.	1,000	4,588
Mitsui Matsushima Co., Ltd.	8,000	8,585
Mitsui Mining & Smelting Co., Ltd.	31,000	57,537
Mitsui O.S.K. Lines Ltd.	41,000	103,283
Mitsui Sugar Co., Ltd.	5,000	22,411
Mitsui-Soko Holdings Co., Ltd.	5,000	14,156
Mitsumi Electric Co., Ltd.	4,300	24,291
Mitsumura Printing Co., Ltd.	1,000	1,990
Mitsuuroko Group Holdings Co., Ltd.	1,900	9,352
Miura Co., Ltd.	6,000	84,819
Miyaji Engineering Group, Inc.	4,000	6,174
Miyakoshi Holdings, Inc.*	300	1,076
Miyazaki Bank Ltd.	8,000	25,580
Miyoshi Oil & Fat Co., Ltd.	4,000	4,480
Mizuho Financial Group, Inc.	1,132,480	2,260,695
Mizuno Corp.	6,000	28,641
Mochida Pharmaceutical Co., Ltd.	1,000	70,692
Modec, Inc.	1,000	13,875
Monex Group, Inc.	7,000	18,154
MonotaRO Co., Ltd.	3,600	99,308
Morinaga & Co., Ltd.	13,000	68,281
Morinaga Milk Industry Co., Ltd.	11,000	50,027
Morita Holdings Corp.	2,000	21,566
Morozoff Ltd.	2,000	7,241
Mory Industries, Inc.	2,000	5,805
MOS Food Services, Inc.	1,600	43,071
Mr. Max Corp.*	1,200	3,565
MS&AD Insurance Group Holdings, Inc.	22,100	646,301
Murata Manufacturing Co., Ltd.	8,630	1,238,635
Musashi Seimitsu Industry Co., Ltd.	1,200	24,414
Musashino Bank Ltd.	1,900	69,195
Mutoh Holdings Co., Ltd.	1,000	2,200
Nabtesco Corp.	5,100	103,638
NAC Co., Ltd.	400	3,246
Nachi-Fujikoshi Corp.	12,000	54,880
Nagaileben Co., Ltd.	1,200	20,501
Nagano Bank Ltd.	4,000	6,848
Nagano Keiki Co., Ltd.	800	4,950
Nagase & Co., Ltd.	6,300	79,399
Nagatanien Holdings Co., Ltd.	1,000	8,947
Nagoya Railroad Co., Ltd.	20,000	83,254
Naigai Co., Ltd.*	3,000	1,339
Nakabayashi Co., Ltd.	2,000	4,997
Nakamuraya Co., Ltd.	3,000	11,728
Nakano Corp.	1,000	6,231
Nakayama Steel Works Ltd.*	6,000	3,849
Nakayamafuku Co., Ltd.	700	4,918
Nakayo, Inc.	1,000	3,036

Namura Shipbuilding Co., Ltd.	1,024	8,390
Nankai Electric Railway Co., Ltd.	16,000	94,576
Nanto Bank Ltd.	11,000	34,479
Natori Co., Ltd.	600	8,611
NEC Capital Solutions Ltd.	300	4,124
NEC Corp.	113,000	358,921
NEC Networks & System Integration Corp.	1,100	19,480
NET One Systems Co., Ltd.	900	5,753
Neturen Co., Ltd.	1,700	13,280
Nexon Co., Ltd.	8,800	142,846
Nexyz Corp.	500	3,190
NGK Insulators Ltd.	13,000	293,242
NGK Spark Plug Co., Ltd.	9,000	237,084
NH Foods Ltd.	8,000	156,900
NHK Spring Co., Ltd.	9,700	97,160
Nice Holdings, Inc.	5,000	7,129
Nichia Steel Works Ltd.	1,000	2,426
Nichias Corp.	6,000	39,474
Nichiban Co., Ltd.	1,000	5,073
Nichicon Corp.	3,900	30,512
Nichiden Corp.	500	12,342
Nichiha Corp.	1,200	18,027
Nichii Gakkan Co.	2,200	15,988
Nichi-iko Pharmaceutical Co., Ltd.	2,100	49,897
Nichimo Co., Ltd.	1,000	1,620
Nichirei Corp.	7,000	51,555
Nichireki Co., Ltd.	1,000	7,918
Nidec Corp.	10,627	769,208
Nifco, Inc.	2,400	110,941
Nihon Chouzai Co., Ltd.	300	11,832
Nihon Dempa Kogyo Co., Ltd.	900	5,898
Nihon Eslead Corp.	500	4,793
Nihon Kohden Corp.	4,400	106,029
Nihon M&A Center, Inc.	1,300	62,799
Nihon Nohyaku Co., Ltd.	2,000	12,477
Nihon Parkerizing Co., Ltd.	6,000	61,118
Nihon Tokushu Toryo Co., Ltd.	1,000	8,916
Nihon Trim Co., Ltd.	200	6,981
Nihon Unisys Ltd.	3,300	36,326
Nihon Yamamura Glass Co., Ltd.	5,000	7,564
Nikkato Corp.	400	1,348
Nikkiso Co., Ltd.	4,000	31,667
Nikko Co., Ltd.	1,000	3,317
Nikkon Holdings Co., Ltd.	3,000	59,651
Nikon Corp.	16,100	215,080
Nintendo Co., Ltd.	5,600	770,906
Nippo Corp.	3,000	48,732
Nippon Air Conditioning Services Co., Ltd.	600	6,154
Nippon Beet Sugar Manufacturing Co., Ltd.	7,000	11,772
Nippon Carbide Industries Co., Inc.	3,000	4,154
Nippon Carbon Co., Ltd.	6,000	15,059
Nippon Ceramic Co., Ltd.	800	12,656
Nippon Chemical Industrial Co., Ltd.	4,000	8,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Nippon Chemi-Con Corp.	7,000	$12,416
Nippon Chemiphar Co., Ltd.	1,000	5,078
Nippon Chutetsukan KK	1,000	1,425
Nippon Coke & Engineering Co., Ltd.	10,000	8,333
Nippon Concrete Industries Co., Ltd.	1,000	2,992
Nippon Conveyor Co., Ltd.	3,000	3,961
Nippon Denko Co., Ltd.	5,000	9,040
Nippon Densetsu Kogyo Co., Ltd.	2,000	43,579
Nippon Denwa Shisetsu Co., Ltd.	2,000	5,744
Nippon Electric Glass Co., Ltd.	20,000	100,845
Nippon Express Co., Ltd.	34,000	159,525
Nippon Felt Co., Ltd.	700	2,962
Nippon Filcon Co., Ltd.	900	3,780
Nippon Fine Chemical Co., Ltd.	1,000	7,448
Nippon Flour Mills Co., Ltd.	8,000	57,310
Nippon Gas Co., Ltd.	1,100	26,842
Nippon Hume Corp.	1,000	6,075
Nippon Kanzai Co., Ltd.	800	12,585
Nippon Kasei Chemical Co., Ltd.	2,000	2,197
Nippon Kayaku Co., Ltd.	5,000	52,519
Nippon Kinzoku Co., Ltd.*	3,000	3,244
Nippon Koei Co., Ltd.	4,000	14,578
Nippon Koshuha Steel Co., Ltd.	5,000	3,987
Nippon Light Metal Holdings Co., Ltd.	29,000	51,419
Nippon Paint Holdings Co., Ltd.	8,200	198,351
Nippon Paper Industries Co., Ltd.	4,600	74,459
Nippon Parking Development Co., Ltd.	13,000	14,817
Nippon Pillar Packing Co., Ltd.	1,000	8,614
Nippon Piston Ring Co., Ltd.	400	6,751
Nippon Road Co., Ltd.	4,000	19,703
Nippon Seisen Co., Ltd.	1,000	4,654
Nippon Sharyo Ltd.*	4,000	9,604
Nippon Sheet Glass Co., Ltd.*	38,000	30,642
Nippon Shinyaku Co., Ltd.	3,000	110,772
Nippon Shokubai Co., Ltd.	1,600	111,185
Nippon Signal Co., Ltd.	2,800	30,415
Nippon Soda Co., Ltd.	7,000	41,582
Nippon Steel & Sumikin Bussan Corp.	7,400	25,256
Nippon Steel & Sumitomo Metal Corp.	41,054	812,906
Nippon Suisan Kaisha Ltd.	16,000	88,884
Nippon Synthetic Chemical Industry Co., Ltd.	3,000	21,474
Nippon Systemware Co., Ltd.	400	3,141
Nippon Telegraph & Telephone Corp.	63,420	2,517,890
Nippon Television Holdings, Inc.	6,700	121,933
Nippon Thompson Co., Ltd.	4,000	17,337
Nippon Valqua Industries Ltd.	5,000	12,956
Nippon Yakin Kogyo Co., Ltd.*	6,500	7,569
Nippon Yusen KK	66,000	159,971

Nipro Corp.	4,800	52,411
Nishimatsu Construction Co., Ltd.	18,000	68,231
Nishimatsuya Chain Co., Ltd.	2,600	22,572
Nishi-Nippon City Bank Ltd.	37,000	97,297
Nissan Chemical Industries Ltd.	5,300	120,340
Nissan Motor Co., Ltd.	110,720	1,159,555
Nissan Shatai Co., Ltd.	4,000	42,977
Nissan Tokyo Sales Holdings Co., Ltd.	1,000	2,547
Nissei Build Kogyo Co., Ltd.	4,000	12,988
Nissei Plastic Industrial Co., Ltd.	1,000	7,964
Nissen Holdings Co., Ltd.*	2,400	3,594
Nissha Printing Co., Ltd.	2,200	42,857
Nisshin Fudosan Co., Ltd.	1,400	4,794
Nisshin Oillio Group Ltd.	6,000	24,383
Nisshin Seifun Group, Inc.	12,705	207,438
Nisshin Steel Co., Ltd.	5,004	52,809
Nisshinbo Holdings, Inc.	8,000	83,962
Nissin Corp.	4,000	11,466
Nissin Electric Co., Ltd.	2,000	16,286
Nissin Foods Holdings Co., Ltd.	4,300	227,851
Nissin Kogyo Co., Ltd.	2,100	30,454
Nissui Pharmaceutical Co., Ltd.	500	5,893
Nitori Holdings Co., Ltd.	3,700	310,977
Nitta Corp.	1,100	30,016
Nittetsu Mining Co., Ltd.	3,000	13,123
Nitto Boseki Co., Ltd.	10,000	26,837
Nitto Denko Corp.	7,620	555,839
Nitto Fuji Flour Milling Co., Ltd.	1,000	3,187
Nitto Kogyo Corp.	1,800	31,343
Nitto Kohki Co., Ltd.	700	14,943
Nitto Seiko Co., Ltd.	1,000	2,676
Nitto Seimo Co., Ltd.	1,000	1,190
Nittoc Construction Co., Ltd.	750	3,023
NOF Corp.	11,000	84,458
Nohmi Bosai Ltd.	1,000	12,485
NOK Corp.	5,000	116,866
Nomura Co., Ltd.	2,000	30,648
Nomura Holdings, Inc.	143,400	796,973
Nomura Real Estate Holdings, Inc.	6,400	118,552
Nomura Research Institute Ltd.	4,730	181,797
Noritake Co., Ltd.	6,000	13,673
Noritsu Koki Co., Ltd.	1,100	5,460
Noritz Corp.	2,300	35,127
North Pacific Bank Ltd.	18,400	63,451
NS Solutions Corp.	2,000	45,416
NS United Kaiun Kaisha Ltd.	4,000	7,104
NSD Co., Ltd.	2,530	36,439
NSK Ltd.	18,000	195,228
NTN Corp.	23,000	96,986
NTT Data Corp.	5,900	285,014
NTT DOCOMO, Inc.	57,800	1,184,643
NTT Urban Development Corp.	6,200	59,580
Obara Group, Inc.	800	29,028
Obayashi Corp.	27,000	249,094
Obayashi Road Corp.	1,000	6,767
OBIC Business Consultants Co., Ltd.	600	33,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Obic Co., Ltd.	2,900	$153,733
Odakyu Electric Railway Co., Ltd.	28,000	301,419
Oenon Holdings, Inc.	3,000	5,561
Ogaki Kyoritsu Bank Ltd.	16,000	64,545
Ohara, Inc.	400	1,964
Ohashi Technica, Inc.	600	6,576
OIE Sangyo Co., Ltd.	300	2,271
Oiles Corp.	1,560	27,015
Oita Bank Ltd.	7,000	27,242
OIZUMI Corp.	400	2,225
Oji Holdings Corp.	45,000	181,371
Okabe Co., Ltd.	2,700	20,784
Okamoto Industries, Inc.	4,000	36,241
Okamura Corp.	4,000	39,668
Okasan Securities Group, Inc.	6,000	34,132
Okaya Electric Industries Co., Ltd.	600	1,979
OKI Electric Cable Co., Ltd.	1,000	2,187
Oki Electric Industry Co., Ltd.	36,000	45,120
Okinawa Electric Power Co., Inc.	1,050	27,179
OKK Corp.	4,000	4,707
OKUMA Corp.	5,000	40,405
Okumura Corp.	13,000	73,034
Okura Industrial Co., Ltd.	3,000	8,712
Okuwa Co., Ltd.	1,000	9,201
Olympic Group Corp.	800	4,090
Olympus Corp.	13,100	515,963
Omron Corp.	49,200	1,638,789
Ono Pharmaceutical Co., Ltd.	3,500	622,072
ONO Sokki Co., Ltd.	500	3,617
Onoken Co., Ltd.	1,000	9,490
Onward Holdings Co., Ltd.	8,000	49,083
Optex Co., Ltd.	800	19,718
Oracle Corp. Japan	1,900	88,606
Organo Corp.	2,000	7,883
Orient Corp.*	16,500	34,558
Oriental Land Co., Ltd.	8,500	511,756
Origin Electric Co., Ltd.	1,000	2,675
ORIX Corp.	65,600	920,247
Osaka Gas Co., Ltd.	97,000	349,758
Osaka Soda Co., Ltd.	5,000	19,045
Osaka Steel Co., Ltd.	800	14,507
OSAKA Titanium Technologies Co., Ltd.	1,100	22,538
Osaki Electric Co., Ltd.	1,000	5,653
OSG Corp.	2,200	41,590
OSJB Holdings Corp.	450	898
Otsuka Corp.	2,700	132,408
Otsuka Holdings Co., Ltd.	18,300	647,393
Oyo Corp.	1,200	13,512
P.S. Mitsubishi Construction Co., Ltd.	800	2,601
Pacific Industrial Co., Ltd.	2,000	22,054
Pacific Metals Co., Ltd.	9,000	25,109
Pack Corp.	900	22,552
Pal Co., Ltd.	700	16,795
Paltac Corp.	1,050	18,670
PanaHome Corp.	4,000	30,209
Panasonic Corp.	91,385	927,457

Panasonic Industrial Devices SUNX Co., Ltd.	1,000	5,375
Paramount Bed Holdings Co., Ltd.	900	31,863
Parco Co., Ltd.	500	4,584
Paris Miki Holdings, Inc.	1,500	5,831
Park24 Co., Ltd.	4,000	97,058
Pasco Corp.	1,000	3,664
Pasona Group, Inc.	1,000	7,138
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,200	4,807
Penta-Ocean Construction Co., Ltd.	17,000	71,006
PIA Corp.	300	5,851
Pigeon Corp.	4,800	116,551
Pilot Corp.	2,000	81,814
Piolax, Inc.	500	28,180
Pioneer Corp.*	17,600	48,378
Plenus Co., Ltd.	1,500	25,036
Pocket Card Co., Ltd.	1,100	5,004
Pola Orbis Holdings, Inc.	1,100	72,683
Poplar Co., Ltd.	300	1,313
Press Kogyo Co., Ltd.	5,000	21,697
Prima Meat Packers Ltd.	7,000	18,764
Pronexus, Inc.	1,300	10,636
Raito Kogyo Co., Ltd.	2,900	28,259
Rakuten, Inc.	40,600	467,882
Rasa Corp.	500	2,515
Rasa Industries Ltd.*	4,000	4,476
Recruit Holdings Co., Ltd.	14,300	420,482
Relia, Inc.	1,600	13,700
Renaissance, Inc.	500	5,379
Renesas Electronics Corp.*	3,200	20,094
Rengo Co., Ltd.	10,000	42,768
Renown, Inc.*	2,500	2,485
Resona Holdings, Inc.	63,800	309,676
Resort Solution Co., Ltd.	1,000	2,757
Resorttrust, Inc.	3,800	100,300
Rheon Automatic Machinery Co., Ltd.	1,000	6,777
Rhythm Watch Co., Ltd.	6,000	7,798
Ricoh Co., Ltd.	26,000	267,053
Ricoh Leasing Co., Ltd.	800	24,848
Right On Co., Ltd.	900	10,462
Riken Corp.	4,000	14,033
Riken Keiki Co., Ltd.	1,000	11,737
Riken Technos Corp.	2,000	6,962
Ringer Hut Co., Ltd.	900	20,718
Rinnai Corp.	1,700	150,506
Riso Kagaku Corp.	1,800	29,205
Riso Kyoiku Co., Ltd.	1,300	3,860
Rock Field Co., Ltd.	600	14,635
Rohm Co., Ltd.	4,300	217,309
Rohto Pharmaceutical Co., Ltd.	5,000	99,371
Roland DG Corp.	500	10,648
Round One Corp.	3,300	14,864
Royal Holdings Co., Ltd.	1,800	33,412
Ryobi Ltd.	7,000	29,534
Ryoden Trading Co., Ltd.	1,000	6,730
Ryohin Keikaku Co., Ltd.	1,000	202,731
Ryosan Co., Ltd.	1,900	48,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ryoyo Electro Corp.	1,600	$18,365
S Foods, Inc.	500	8,746
S.T. Corp.	600	5,637
Sagami Chain Co., Ltd.	1,000	10,672
Saibu Gas Co., Ltd.	13,000	30,094
Saizeriya Co., Ltd.	1,600	40,174
Sakai Chemical Industry Co., Ltd.	4,000	13,428
Sakai Heavy Industries Ltd.	2,000	3,615
Sakai Moving Service Co., Ltd.	400	10,817
Sakai Ovex Co., Ltd.	3,000	5,609
Sakata INX Corp.	2,000	21,075
Sakata Seed Corp.	2,000	47,078
Sakurada Co., Ltd. (b)*†	6,000	—
Sala Corp.	1,000	5,628
San Holdings, Inc.	200	2,509
San-A Co., Ltd.	800	35,954
San-Ai Oil Co., Ltd.	2,000	16,283
Sanden Holdings Corp.	7,000	22,241
Sangetsu Co., Ltd.	4,200	76,517
San-In Godo Bank Ltd.	7,000	56,775
Sanix, Inc.*	1,800	3,032
Sanken Electric Co., Ltd.	7,000	24,569
Sanki Engineering Co., Ltd.	3,000	25,746
Sanko Metal Industrial Co., Ltd.	1,000	2,186
Sankyo Co., Ltd.	2,200	82,058
Sankyo Seiko Co., Ltd.	2,000	7,730
Sankyo Tateyama, Inc.	1,700	21,621
Sankyu, Inc.	15,000	76,373
Sanoh Industrial Co., Ltd.	1,400	8,628
Sanrio Co., Ltd.	2,000	46,824
Sanritsu Corp.	300	1,337
Sanshin Electronics Co., Ltd.	1,500	15,653
Santen Pharmaceutical Co., Ltd.	17,800	292,729
Sanwa Holdings Corp.	12,000	95,080
Sanyo Chemical Industries Ltd.	3,000	23,654
Sanyo Housing Nagoya Co., Ltd.	1,000	9,930
Sanyo Industries Ltd.	1,000	1,433
Sanyo Shokai Ltd.	6,000	14,301
Sanyo Special Steel Co., Ltd.	6,000	28,415
Sapporo Holdings Ltd.	19,000	83,294
Sata Construction Co., Ltd.	800	3,048
Sato Holdings Corp.	1,200	23,636
Sato Shoji Corp.	1,000	6,541
Satori Electric Co., Ltd.	900	5,464
Sawai Pharmaceutical Co., Ltd.	1,800	123,237
Saxa Holdings, Inc.	3,000	5,677
SBI Holdings, Inc.	11,260	121,547
Schott Moritex Corp.*	200	394
SCREEN Holdings Co., Ltd.	11,000	81,065
Scroll Corp.	1,700	5,963
SCSK Corp.	2,232	90,071
Secom Co., Ltd.	9,900	669,929
Sega Sammy Holdings, Inc.	8,900	83,113
Seibu Electric Industry Co., Ltd.	1,000	3,593
Seibu Holdings, Inc.	7,600	155,441
Seika Corp.	4,000	9,680
Seikagaku Corp.	2,400	35,705
Seikitokyu Kogyo Co., Ltd.	600	3,017
Seiko Epson Corp.	13,600	209,021
Seiko Holdings Corp.	6,000	33,852

Seino Holdings Co., Ltd.	9,000	93,566
Seiren Co., Ltd.	3,200	34,529
Sekisui Chemical Co., Ltd.	21,000	273,923
Sekisui House Ltd.	31,200	524,292
Sekisui Jushi Corp.	1,000	13,774
Sekisui Plastics Co., Ltd.	2,000	6,938
Senko Co., Ltd.	4,000	26,999
Senshu Ikeda Holdings, Inc.	6,880	28,417
Senshukai Co., Ltd.	2,200	14,535
Seven & i Holdings Co., Ltd.	31,000	1,413,458
Seven Bank Ltd.	26,000	113,808
Sharp Corp.*	67,000	69,006
Shibaura Mechatronics Corp.	2,000	3,758
Shibusawa Warehouse Co., Ltd.	3,000	7,833
Shibuya Corp.	700	10,349
Shiga Bank Ltd.	11,000	55,033
Shikibo Ltd.	7,000	6,767
Shikoku Bank Ltd.	8,000	18,122
Shikoku Chemicals Corp.	1,000	9,479
Shikoku Electric Power Co., Inc.	7,600	118,604
Shima Seiki Manufacturing Ltd.	1,600	25,470
Shimachu Co., Ltd.	2,300	52,345
Shimadzu Corp.	12,000	201,057
Shimamura Co., Ltd.	800	93,504
Shimano, Inc.	2,900	444,168
Shimizu Bank Ltd.	400	9,792
Shimizu Corp.	33,000	268,900
Shimojima Co., Ltd.	800	7,360
Shin Nippon Air Technologies Co., Ltd.	900	8,009
Shin Nippon Biomedical Laboratories Ltd.*	700	2,393
Shinagawa Refractories Co., Ltd.	3,000	6,289
Shindengen Electric Manufacturing Co., Ltd.	4,000	15,816
Shin-Etsu Chemical Co., Ltd.	11,300	613,771
Shin-Etsu Polymer Co., Ltd.	2,500	13,787
Shingakukai Co., Ltd.	600	3,049
Shinkawa Ltd.*	900	4,633
Shin-Keisei Electric Railway Co., Ltd.	1,000	3,608
Shinko Electric Industries Co., Ltd.	3,100	19,874
Shinko Plantech Co., Ltd.	2,600	21,280
Shinko Shoji Co., Ltd.	1,100	11,923
Shinmaywa Industries Ltd.	5,000	45,013
Shinnihon Corp.	1,600	8,665
Shinsei Bank Ltd.	79,000	145,325
Shinsho Corp.	3,000	5,981
Shinwa Co., Ltd.	600	8,380
Shinyei Kaisha	1,000	1,277
Shionogi & Co., Ltd.	11,200	506,337
Ship Healthcare Holdings, Inc.	1,500	37,062
Shiroki Corp.	2,000	6,285
Shiseido Co., Ltd.	17,400	360,060
Shizuoka Bank Ltd.	23,000	222,939
Shizuoka Gas Co., Ltd.	3,000	19,175
Sho-Bond Holdings Co., Ltd.	900	32,719
Shobunsha Publications, Inc.	700	4,146
Shochiku Co., Ltd.	4,000	38,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Shoko Co., Ltd.*	4,000	$2,543
Showa Corp.	2,600	24,133
Showa Denko KK	68,000	79,510
Showa Sangyo Co., Ltd.	5,000	19,081
Showa Shell Sekiyu KK	9,300	75,595
Shuei Yobiko Co., Ltd.	200	1,065
Siix Corp.	700	21,506
Sinanen Holdings Co., Ltd.	2,000	7,834
Sinfonia Technology Co., Ltd.	7,000	11,406
Sintokogio Ltd.	2,600	21,049
SK Japan Co., Ltd.	200	741
SKY Perfect JSAT Holdings, Inc.	9,000	50,574
Skylark Co., Ltd.	3,900	50,349
SMC Corp.	18,600	4,823,525
SMK Corp.	3,000	14,823
SNT Corp.	1,200	6,027
Soda Nikka Co., Ltd.	1,000	4,305
SoftBank Group Corp.	48,706	2,454,507
Softbank Technology Corp.	200	2,242
Softbrain Co., Ltd.*	2,000	2,940
Sogo Medical Co., Ltd.	400	14,707
Sohgo Security Services Co., Ltd.	4,700	219,949
Sojitz Corp.	63,300	132,688
Sompo Japan Nipponkoa Holdings, Inc.	20,150	659,092
Sony Corp.	60,700	1,487,052
Sony Financial Holdings, Inc.	7,300	130,399
Soshin Electric Co., Ltd.	600	1,529
Sotetsu Holdings, Inc.	15,000	87,245
SPK Corp.	200	3,643
Square Enix Holdings Co., Ltd.	4,000	96,476
SRA Holdings, Inc.	600	14,517
St. Marc Holdings Co., Ltd.	800	22,157
Stanley Electric Co., Ltd.	6,700	147,578
Star Micronics Co., Ltd.	2,300	29,889
Start Today Co., Ltd.	5,200	167,148
Starzen Co., Ltd.	400	11,403
Stella Chemifa Corp.	500	8,239
Studio Alice Co., Ltd.	500	8,815
Sugi Holdings Co., Ltd.	2,600	143,808
Sugimoto & Co., Ltd.	600	7,160
Sumco Corp.	8,000	60,102
Sumida Corp.	700	4,356
Suminoe Textile Co., Ltd.	3,000	8,582
Sumiseki Holdings, Inc.*	3,800	3,443
Sumitomo Bakelite Co., Ltd.	12,000	49,956
Sumitomo Chemical Co., Ltd.	71,000	407,485
Sumitomo Corp.	50,580	515,160
Sumitomo Dainippon Pharma Co., Ltd.	7,000	82,366
Sumitomo Densetsu Co., Ltd.	900	11,594
Sumitomo Electric Industries Ltd.	36,900	519,935
Sumitomo Forestry Co., Ltd.	4,800	64,635
Sumitomo Heavy Industries Ltd.	29,000	129,905
Sumitomo Metal Mining Co., Ltd.	26,000	314,254
Sumitomo Mitsui Construction Co., Ltd.	36,000	33,809

Sumitomo Mitsui Financial Group, Inc.	62,550	2,359,530
Sumitomo Mitsui Trust Holdings, Inc.	204,410	771,717
Sumitomo Osaka Cement Co., Ltd.	20,000	73,485
Sumitomo Precision Products Co., Ltd.	2,000	7,209
Sumitomo Real Estate Sales Co., Ltd.	880	20,161
Sumitomo Realty & Development Co., Ltd.	22,000	626,845
Sumitomo Riko Co., Ltd.	2,000	16,682
Sumitomo Rubber Industries Ltd.	6,500	84,496
Sumitomo Seika Chemicals Co., Ltd.	2,000	12,147
Sumitomo Warehouse Co., Ltd.	9,000	47,568
Sun Frontier Fudousan Co., Ltd.	1,000	7,327
Sundrug Co., Ltd.	300	19,294
Suntory Beverage & Food Ltd.	7,000	306,915
Sun-Wa Technos Corp.	600	4,891
Suruga Bank Ltd.	10,000	206,047
Suzuden Corp.	300	2,855
Suzuken Co., Ltd.	3,190	121,593
Suzuki Motor Corp.	19,200	582,881
SWCC Showa Holdings Co., Ltd.	15,000	8,783
Sysmex Corp.	7,400	473,275
Systena Corp.	1,000	11,734
T Hasegawa Co., Ltd.	1,600	20,670
T&D Holdings, Inc.	33,100	435,111
T.RAD Co., Ltd.	4,000	6,658
Tac Co., Ltd.	700	1,305
Tachibana Eletech Co., Ltd.	840	9,171
Tachi-S Co., Ltd.	1,600	25,469
Tadano Ltd.	5,000	60,453
Taihei Dengyo Kaisha Ltd.	1,000	10,365
Taiheiyo Cement Corp.	60,000	174,938
Taiheiyo Kouhatsu, Inc.	4,000	2,778
Taiho Kogyo Co., Ltd.	800	9,629
Taikisha Ltd.	2,100	50,257
Taiko Pharmaceutical Co., Ltd.	400	6,033
Taisei Corp.	52,000	342,588
Taisei Lamick Co., Ltd.	300	7,843
Taisho Pharmaceutical Holdings Co., Ltd.	2,000	141,226
Taiyo Holdings Co., Ltd.	900	34,552
Taiyo Nippon Sanso Corp.	11,800	106,589
Taiyo Yuden Co., Ltd.	4,700	64,964
Takachiho Koheki Co., Ltd.	500	4,237
Takadakiko Co., Ltd.	1,000	1,776
Takamatsu Construction Group Co., Ltd.	1,000	21,378
Takano Co., Ltd.	400	2,324
Takaoka Toko Co., Ltd.	400	5,069
Taka-Q Co., Ltd.	500	829
Takara Holdings, Inc.	6,000	45,582
Takara Leben Co., Ltd.	4,400	24,402
Takara Printing Co., Ltd.	700	7,697
Takara Standard Co., Ltd.	5,000	38,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Takasago International Corp.	800	$19,107
Takasago Thermal Engineering Co., Ltd.	3,900	57,075
Takashima & Co., Ltd.	2,000	3,663
Takashimaya Co., Ltd.	13,000	116,980
Takata Corp.	1,900	12,653
Take And Give Needs Co., Ltd.	600	3,617
Takeda Pharmaceutical Co., Ltd.	35,600	1,772,289
Takihyo Co., Ltd.	1,000	4,155
Takiron Co., Ltd.	3,000	15,552
Takuma Co., Ltd.	4,000	32,816
Tamron Co., Ltd.	1,200	22,093
Tamura Corp.	3,000	8,885
Tanaka Co., Ltd.	300	1,788
Tanseisha Co., Ltd.	1,950	15,764
TASAKI & Co., Ltd.	200	2,714
Tatsuta Electric Wire and Cable Co., Ltd.	2,000	7,201
Taya Co., Ltd.	200	1,142
Tayca Corp.	2,000	9,672
TBK Co., Ltd.	1,000	3,964
TDC Software Engineering, Inc.	200	2,340
TDK Corp.	5,900	377,393
Teac Corp.*	6,000	2,662
TechnoPro Holdings, Inc.	1,500	43,631
Teijin Ltd.	37,000	126,027
Teikoku Electric Manufacturing Co., Ltd.	800	6,372
Teikoku Sen-I Co., Ltd.	1,000	12,796
Teikoku Tsushin Kogyo Co., Ltd.	2,000	3,389
Tekken Corp.	8,000	19,753
Temp Holdings Co., Ltd.	5,100	79,109
Ten Allied Co., Ltd.*	800	2,640
Tenma Corp.	1,100	21,401
Terumo Corp.	14,200	439,524
T-Gaia Corp.	2,000	22,687
THK Co., Ltd.	5,300	98,077
Tigers Polymer Corp.	600	3,692
Titan Kogyo Ltd.	1,000	1,613
TKC Corp.	900	23,964
Toa Corp. (Osaka Securities Exchange)	1,000	10,437
Toa Corp. (Tokyo Stock Exchange)	11,000	28,721
Toa Road Corp.	2,000	7,284
Toabo Corp.	400	2,135
Toagosei Co., Ltd.	6,500	55,669
Tobishima Corp.*	8,000	12,741
Tobu Railway Co., Ltd.	47,000	231,698
Tobu Store Co., Ltd.	1,000	2,525
TOC Co., Ltd.	4,700	41,128
Tocalo Co., Ltd.	600	12,370
Tochigi Bank Ltd.	6,000	34,207
Toda Corp.	14,000	74,599
Toda Kogyo Corp.	1,000	2,647
Toei Co., Ltd.	5,000	48,954
Toenec Corp.	1,000	6,604
Toho Bank Ltd.	10,000	35,723
Toho Co., Ltd. (Frankfurt Stock Exchange)	400	8,154

Toho Co., Ltd. (Tokyo Stock Exchange)	5,400	149,621
Toho Gas Co., Ltd.	21,000	135,615
Toho Holdings Co., Ltd.	3,700	89,946
Toho Titanium Co., Ltd.*	2,100	17,113
Toho Zinc Co., Ltd.	7,000	16,008
Tohoku Bank Ltd.	6,000	7,946
Tohoku Electric Power Co., Inc.	24,000	300,025
Tohto Suisan Co., Ltd.	2,000	3,097
Tokai Carbon Co., Ltd.	12,000	33,675
TOKAI Holdings Corp.	2,000	9,342
Tokai Rika Co., Ltd.	2,900	71,358
Tokai Senko KK	1,000	1,142
Tokai Tokyo Financial Holdings, Inc.	9,600	58,314
Token Corp.	520	40,016
Tokio Marine Holdings, Inc.	190,800	7,351,615
Toko, Inc.	5,000	15,714
Tokushu Tokai Paper Co., Ltd.	8,000	24,427
Tokuyama Corp.	11,000	23,849
Tokyo Broadcasting System Holdings, Inc.	3,700	58,642
Tokyo Dome Corp.	9,000	45,842
Tokyo Electric Power Co., Inc.*	79,000	454,378
Tokyo Electron Ltd.	8,300	498,108
Tokyo Energy & Systems, Inc.	1,000	9,056
Tokyo Gas Co., Ltd.	68,000	319,419
Tokyo Individualized Educational Institute, Inc.	900	4,852
Tokyo Keiki, Inc.	4,000	7,327
Tokyo Kikai Seisakusho Ltd.*	3,000	1,238
Tokyo Ohka Kogyo Co., Ltd.	2,300	72,627
Tokyo Rakutenchi Co., Ltd.	2,000	8,461
Tokyo Rope Manufacturing Co., Ltd.	8,000	13,294
Tokyo Sangyo Co., Ltd.	1,000	4,173
Tokyo Seimitsu Co., Ltd.	2,300	50,881
Tokyo Steel Manufacturing Co., Ltd.	7,100	44,022
Tokyo Tatemono Co., Ltd.	11,091	120,588
Tokyo Tekko Co., Ltd.	2,000	8,907
Tokyo Theatres Co., Inc.	4,000	4,471
Tokyo TY Financial Group, Inc.	1,451	48,401
Tokyotokeiba Co., Ltd.	8,000	17,844
Tokyu Construction Co., Ltd.	4,940	37,050
Tokyu Corp.	53,000	419,234
Tokyu Fudosan Holdings Corp.	22,174	138,749
Toli Corp.	3,000	8,484
Tomato Bank Ltd.	4,000	5,823
Tomen Devices Corp.	100	1,602
Tomoe Corp.	1,800	5,421
Tomoe Engineering Co., Ltd.	400	5,275
Tomoegawa Co., Ltd.	2,000	3,537
Tomoku Co., Ltd.	4,000	9,476
TOMONY Holdings, Inc.	9,400	35,689
Tomy Co., Ltd.	3,700	24,186
Tonami Holdings Co., Ltd.	2,000	5,860
TonenGeneral Sekiyu KK	12,000	100,842
Top Culture Co., Ltd.	400	1,638
Topcon Corp.	2,800	47,383
Toppan Forms Co., Ltd.	2,600	30,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Toppan Printing Co., Ltd.	27,000	$248,613
Topre Corp.	2,500	57,355
Topy Industries Ltd.	10,000	22,324
Toray Industries, Inc.	54,000	501,147
Torigoe Co., Ltd.	1,200	7,498
Torii Pharmaceutical Co., Ltd.	800	18,311
Torishima Pump Manufacturing Co., Ltd.	1,500	12,361
Tose Co., Ltd.	300	1,915
Toshiba Corp.*	197,000	404,261
Toshiba Machine Co., Ltd.	7,000	23,710
Toshiba Plant Systems & Services Corp.	2,000	22,080
Toshiba TEC Corp.	7,000	24,953
Tosho Printing Co., Ltd.	1,000	4,397
Tosoh Corp.	26,000	133,520
Totetsu Kogyo Co., Ltd.	1,000	25,046
TOTO Ltd.	6,500	227,899
Totoku Electric Co., Ltd.	100	866
Tottori Bank Ltd.	3,000	5,378
Toukei Computer Co., Ltd.	200	3,692
Tow Co., Ltd.	600	3,365
Towa Bank Ltd.	13,000	11,543
Towa Corp.	1,200	7,672
Towa Pharmaceutical Co., Ltd.	600	37,328
Toyo Construction Co., Ltd.	3,600	16,430
Toyo Corp.	1,600	14,509
Toyo Denki Seizo KK	2,000	7,026
Toyo Engineering Corp.	8,000	20,483
Toyo Ink SC Holdings Co., Ltd.	11,000	44,944
Toyo Kanetsu KK	6,000	12,942
Toyo Kohan Co., Ltd.	3,000	10,503
Toyo Logistics Co., Ltd.	1,000	2,122
Toyo Machinery & Metal Co., Ltd.	1,000	3,686
Toyo Securities Co., Ltd.	4,000	12,353
Toyo Seikan Group Holdings Ltd.	7,600	140,582
Toyo Shutter Co., Ltd.	200	1,189
Toyo Sugar Refining Co., Ltd.	2,000	1,787
Toyo Suisan Kaisha Ltd.	5,000	174,043
Toyo Tanso Co., Ltd.	700	10,549
Toyo Tire & Rubber Co., Ltd.	5,000	98,595
Toyo Wharf & Warehouse Co., Ltd.	3,000	4,596
Toyobo Co., Ltd.	40,000	55,943
Toyoda Gosei Co., Ltd.	2,400	54,505
Toyota Boshoku Corp.	1,800	36,150
Toyota Industries Corp.	8,400	448,912
Toyota Motor Corp.	106,340	6,527,154
Toyota Tsusho Corp.	9,300	217,522
TPR Co., Ltd.	1,500	42,182
Transcosmos, Inc.	1,600	40,968
Trend Micro, Inc.	4,900	198,770
Trusco Nakayama Corp.	1,500	58,162
TS Tech Co., Ltd.	2,300	59,468
TSI Holdings Co., Ltd.	4,825	32,999
Tsubakimoto Chain Co.	6,000	46,111
Tsubakimoto Kogyo Co., Ltd.	1,000	2,711
Tsudakoma Corp.*	3,000	3,010
Tsugami Corp.	3,000	12,959

Tsukamoto Corp. Co., Ltd.	2,000	2,068
Tsukishima Kikai Co., Ltd.	2,000	18,131
Tsukuba Bank Ltd.	5,400	17,970
Tsumura & Co.	2,700	74,869
Tsuruha Holdings, Inc.	1,700	147,723
Tsutsumi Jewelry Co., Ltd.	500	10,292
TV Asahi Holdings Corp.	3,000	51,804
Tv Tokyo Holdings Corp.	500	9,412
TYK Corp.	1,000	1,539
UACJ Corp.	12,266	28,657
Ube Industries Ltd.	45,000	94,973
Uchida Yoko Co., Ltd.	2,000	7,522
Ueki Corp.	1,000	2,285
UKC Holdings Corp.	700	15,692
Ulvac, Inc.	2,200	62,144
Unicafe, Inc.	300	2,399
Unicharm Corp.	19,800	403,672
Uniden Holdings Corp.	3,000	3,560
Union Tool Co.	800	21,931
Unipres Corp.	1,600	36,107
United Arrows Ltd.	1,100	47,411
United Super Markets Holdings, Inc.	3,520	29,997
Unitika Ltd.*	29,000	13,621
UNY Group Holdings Co., Ltd.	7,900	49,617
U-Shin Ltd.	1,400	8,591
Ushio, Inc.	6,300	86,894
USS Co., Ltd.	9,100	136,916
Utoc Corp.	900	3,182
Valor Holdings Co., Ltd.	2,400	56,371
Vital KSK Holdings, Inc.	2,300	18,702
Wacoal Holdings Corp.	6,000	71,656
Wacom Co., Ltd.	8,000	31,820
Wakachiku Construction Co., Ltd.	7,000	8,216
Wakamoto Pharmaceutical Co., Ltd.	1,000	2,414
Warabeya Nichiyo Co., Ltd.	700	13,238
Watabe Wedding Corp.	300	1,180
WATAMI Co., Ltd.*	1,400	9,268
Weathernews, Inc.	300	10,204
Welcia Holdings Co., Ltd.	1,000	55,218
West Japan Railway Co.	8,600	593,214
Wood One Co., Ltd.	2,000	4,304
Xebio Holdings Co., Ltd.	1,400	26,379
Y.A.C. Co., Ltd.	500	3,825
Yahagi Construction Co., Ltd.	1,700	11,616
Yahoo! Japan Corp.	63,900	259,694
Yaizu Suisankagaku Industry Co., Ltd.	600	5,162
Yakult Honsha Co., Ltd.	6,200	303,254
YAMABIKO Corp.	2,000	16,760
Yamada Denki Co., Ltd.	36,800	159,145
Yamada SxL Home Co., Ltd.*	6,000	4,009
Yamagata Bank Ltd.	7,000	27,226
Yamaguchi Financial Group, Inc.	8,000	94,799
Yamaha Corp.	7,600	183,626
Yamaha Motor Co., Ltd.	14,200	318,205
Yamaichi Electronics Co., Ltd.	1,200	9,308
Yamanashi Chuo Bank Ltd.	7,000	35,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Yamashita Medical Instruments Co., Ltd.	100	$1,478
Yamatane Corp.	6,000	9,071
Yamato Corp.	1,000	4,030
Yamato Holdings Co., Ltd.	16,500	349,709
Yamato International, Inc.	700	2,402
Yamato Kogyo Co., Ltd.	2,800	71,424
Yamaura Corp.	500	1,837
Yamaya Corp.	110	1,973
Yamazaki Baking Co., Ltd.	6,000	134,693
Yamazawa Co., Ltd.	300	4,221
Yamazen Corp.	4,700	42,972
Yaoko Co., Ltd.	1,000	41,835
Yaskawa Electric Corp.	9,000	122,496
Yasuda Logistics Corp.	1,000	7,496
Yellow Hat Ltd.	1,100	22,589
Yodogawa Steel Works Ltd.	1,800	36,050
Yokogawa Bridge Holdings Corp.	2,000	22,964
Yokogawa Electric Corp.	11,200	134,655
Yokohama Reito Co., Ltd.	2,600	22,785
Yokohama Rubber Co., Ltd.	5,000	76,612
Yokowo Co., Ltd.	1,000	4,863
Yomeishu Seizo Co., Ltd.	500	8,386
Yomiuri Land Co., Ltd.	2,000	6,636
Yondenko Corp.	1,000	3,668
Yondoshi Holdings, Inc.	900	19,820
Yonekyu Corp.	1,000	20,833
Yorozu Corp.	700	15,927
Yoshinoya Holdings Co., Ltd.	3,000	38,722
Yuasa Trading Co., Ltd.	1,200	29,632
Yuken Kogyo Co., Ltd.	2,000	4,156
Yurtec Corp.	2,000	18,863
Yusen Logistics Co., Ltd.	900	12,081
Yushin Precision Equipment Co., Ltd.	600	11,218
Yushiro Chemical Industry Co., Ltd.	600	7,160
Zappallas, Inc.	1,000	3,841
Zenkoku Hosho Co., Ltd.	2,400	79,201
Zenrin Co., Ltd.	1,700	34,592
Zensho Holdings Co., Ltd.	4,600	57,883
Zeon Corp.	7,000	56,047
ZERIA Pharmaceutical Co., Ltd.	1,100	14,541
Zuken, Inc.	800	7,699

		184,318,944

Malaysia (0.1%)
Genting Bhd	642,100	1,094,057

Mexico (0.0%)
Fresnillo plc	12,042	126,037

Netherlands (2.8%)
ASML Holding N.V.	40,786	3,634,703
Heineken N.V.	82,273	7,021,874
ING Groep N.V. (CVA)	431,174	5,804,054
Koninklijke Philips N.V.	107,839	2,741,852
Royal Dutch Shell plc, Class A	259,116	5,821,431
Royal Dutch Shell plc, Class B	164,350	3,752,813

		28,776,727

New Zealand (0.0%)
Fletcher Building Ltd.	14,684	$73,313
SKY Network Television Ltd.	9,950	30,626
SKYCITY Entertainment Group Ltd.	11,465	34,154
Spark New Zealand Ltd.	15,442	34,815
Trade Me Group Ltd.	13,185	37,435

		210,343

South Africa (0.1%)
Mondi plc	24,806	483,775

Spain (3.3%)
Banco Bilbao Vizcaya Argentaria S.A.	1,645,776	12,001,963
Banco Santander S.A.	1,607,564	7,892,391
Iberdrola S.A.	607,006	4,303,260
Industria de Diseno Textil S.A.	113,277	3,887,243
Telefonica S.A.	474,871	5,241,460

		33,326,317

Sweden (1.1%)
Atlas Copco AB, Class A	243,447	5,930,771
Investor AB, Class B	122,267	4,498,469
Sandvik AB	135,276	1,171,652

		11,600,892

Switzerland (5.3%)
Cie Financiere Richemont S.A. (Registered)	76,071	5,464,436
Coca-Cola HBC AG*	14,772	314,955
Glencore plc*	1,509,309	2,008,244
LafargeHolcim Ltd. (Registered)*	67,981	3,406,369
Nestle S.A. (Registered)	90,404	6,701,075
Novartis AG (Registered)	103,648	8,859,478
Roche Holding AG	39,788	10,965,101
Swatch Group AG	10,111	3,528,496
Syngenta AG (Registered)	13,856	5,438,536
UBS Group AG (Registered)	358,760	6,903,942
Wolseley plc	17,072	928,014

		54,518,646

United Kingdom (17.0%)
3i Group plc	63,063	444,492
Aberdeen Asset Management plc	63,351	269,885
Admiral Group plc	12,783	310,925
Anglo American plc	86,465	380,953
ARM Holdings plc	93,176	1,407,016
Ashtead Group plc	34,116	561,365
Associated British Foods plc	23,140	1,139,024
AstraZeneca plc	84,310	5,700,112
Aviva plc	264,335	1,997,329
Babcock International Group plc	33,507	498,959
BAE Systems plc	207,523	1,527,323
Barclays plc	1,098,340	3,554,973
Barratt Developments plc	71,420	654,477
BG Group plc	227,493	3,298,947
BP plc	1,212,964	6,320,688
British American Tobacco plc	124,297	6,903,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

British Land Co. plc (REIT)	66,861	$769,584
BT Group plc	556,506	3,846,129
Bunzl plc	21,022	580,707
Burberry Group plc	29,041	510,799
Capita plc	43,846	780,119
Centrica plc	334,294	1,073,758
Compass Group plc	110,284	1,908,774
Diageo plc	443,686	12,099,534
Direct Line Insurance Group plc	89,880	536,880
Dixons Carphone plc	65,223	479,344
easyJet plc	16,309	417,473
GKN plc	106,406	483,073
GlaxoSmithKline plc	325,047	6,565,299
Hammerson plc (REIT)	51,731	457,199
Hargreaves Lansdown plc	15,090	334,122
Henderson Group plc (CDI)	46,926	213,740
Hikma Pharmaceuticals plc	8,978	304,032
HSBC Holdings plc	1,274,137	10,054,770
Imperial Tobacco Group plc	64,139	3,373,426
Indivior plc	347,124	960,698
InterContinental Hotels Group plc	16,492	639,950
International Consolidated Airlines Group S.A.	121,144	1,081,192
Intertek Group plc	10,830	442,913
Intu Properties plc (REIT)	61,746	288,553
ITV plc	247,389	1,008,036
J Sainsbury plc	94,446	359,894
Johnson Matthey plc	13,555	526,367
Kingfisher plc	156,757	759,039
Land Securities Group plc (REIT)	52,301	906,745
Legal & General Group plc	393,670	1,552,561
Lloyds Banking Group plc	10,123,087	10,895,674
London Stock Exchange Group plc	20,340	821,968
Marks & Spencer Group plc	108,582	721,564
Merlin Entertainments plc§	44,702	299,568
National Grid plc	253,011	3,479,968
Next plc	11,462	1,228,716
Old Mutual plc	332,698	875,961
Pearson plc	54,130	584,987
Persimmon plc*	20,795	621,020
Prudential plc	169,839	3,802,340
Randgold Resources Ltd.	6,467	399,032
Reckitt Benckiser Group plc	101,477	9,340,850
RELX plc	75,182	1,318,124
Rio Tinto Ltd.	28,280	912,426
Rio Tinto plc	82,844	2,414,294
Rolls-Royce Holdings plc*†	58,571,846	86,346
Rolls-Royce Holdings plc*	756,376	6,402,321
Royal Bank of Scotland Group plc*	148,548	657,204
Royal Mail plc	40,340	262,500
RSA Insurance Group plc	68,900	432,961
SABMiller plc	63,018	3,774,755
Sage Group plc	71,377	634,639
Schroders plc	7,268	316,532
Severn Trent plc	17,177	550,873
Sky plc	69,560	1,138,067
Smith & Nephew plc	59,743	1,057,437
Smiths Group plc	26,312	364,004
Sports Direct International plc*	16,767	142,163
SSE plc	66,142	1,481,090
St. James’s Place plc	34,729	512,233
Standard Chartered plc	846,379	7,021,838
Standard Life plc	128,830	739,193
Taylor Wimpey plc	214,642	640,957

Tesco plc*	536,816	$1,181,486
Travis Perkins plc	15,674	452,877
Unilever N.V. (CVA)	170,071	7,368,430
Unilever plc	80,152	3,431,930
United Utilities Group plc	46,175	636,351
Vodafone Group plc	1,770,948	5,728,175
Whitbread plc	11,968	773,424
WPP plc	88,328	2,033,109

		173,821,902

United States (2.4%)
Carnival plc	12,177	691,380
Freeport-McMoRan, Inc.	193,257	1,308,350
Las Vegas Sands Corp.	223,040	9,778,074
News Corp. (CDI), Class B	2,956	41,336
ResMed, Inc. (CDI)	45,600	245,913
Schlumberger Ltd.	83,564	5,828,589
Sims Metal Management Ltd.	10,232	53,335
Wynn Resorts Ltd.	88,999	6,157,841

		24,104,818

Total Common Stocks (89.4%) (Cost $919,237,674)		913,720,575

SHORT-TERM INVESTMENT:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,967,684	5,967,684

Total Short-Term Investment (0.6%) (Cost $5,967,684)		5,967,684

Total Investments (90.0%) (Cost $925,205,358)		919,688,259
Other Assets Less Liabilities (10.0%)		102,170,723

Net Assets (100%)		$1,021,858,982

*	Non-income producing.
†	Securities (Totaling $86,346 or 0.00%of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $299,568 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$220,608,925	21.6%
Consumer Staples	124,844,504	12.2
Consumer Discretionary	122,951,925	12.0
Health Care	115,484,726	11.3
Industrials	113,041,878	11.1
Materials	60,781,775	5.9
Information Technology	46,938,769	4.6
Energy	45,067,707	4.4
Telecommunication Services	39,383,848	3.9
Utilities	24,616,518	2.4
Investment Company	5,967,684	0.6
Cash and Other	102,170,723	10.0

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
AXA S.A.	$4,611,985	$1,039,464	$278,035	$6,284,278	$179,819	$(10,253)

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	1,141	March-16	$39,527,671	$40,696,200	$1,168,529
FTSE 100 Index	281	March-16	24,455,298	25,675,227	1,219,929
SPI 200 Index	112	March-16	9,986,618	10,726,172	739,554
TOPIX Index	198	March-16	25,846,726	25,492,325	(354,401)

					$2,773,611

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,388	$1,008,040	$993,944	$14,096
British Pound vs. U.S. Dollar, expiring 3/18/16	Deutsche Bank AG	332	489,108	499,195	(10,087)
British Pound vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,455	2,144,643	2,184,853	(40,210)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Citibank N.A.	352	382,750	385,247	(2,497)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	3,415	3,718,342	3,739,320	(20,978)
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	298,950	2,491,691	2,459,791	31,900

					$(27,776)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following in (USD): AUD 9,353,897, CAD 701, CHF 693, EUR 36,591,416, GBP 22,649,752, JPY 23,144,405 and TWD 70.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,935,915	$107,016,010	$—	$122,951,925
Consumer Staples	—	124,844,504	—	124,844,504
Energy	5,828,589	39,239,118	—	45,067,707
Financials	2,886,458	217,722,467	—	220,608,925
Health Care	—	115,484,726	—	115,484,726
Industrials	—	112,955,532	86,346	113,041,878
Information Technology	7,080,811	39,857,958	—	46,938,769
Materials	1,957,155	58,824,620	—	60,781,775
Telecommunication Services	—	39,383,848	—	39,383,848
Utilities	—	24,616,518	—	24,616,518
Forward Currency Contracts	—	45,996	—	45,996
Futures	3,128,012	—	—	3,128,012
Short-Term Investments	5,967,684	—	—	5,967,684

Total Assets	$42,784,624	$879,991,297	$86,346	$922,862,267

Liabilities:
Forward Currency Contracts	$—	$(73,772)	$—	$(73,772)
Futures	(354,401)	—	—	(354,401)

Total Liabilities	$(354,401)	$(73,772)	$—	$(428,173)

Total	$42,430,223	$879,917,525	$86,346	$922,434,094

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$45,996
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,128,012	*

Total		$3,174,008

	Liability Derivatives
Foreign exchange contracts	Payables	$(73,772)
Equity contracts	Payables, Net assets - Unrealized depreciation	(354,401	)*

Total		$(428,173)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,277,066)	$(2,277,066)
Equity contracts	22,444,864	—	22,444,864

Total	$22,444,864	$(2,277,066)	$20,167,798

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$471,752	$471,752
Equity contracts	(4,122,603)	—	(4,122,603)

Total	$(4,122,603)	$471,752	$(3,650,851)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $27,164,000 and futures contracts with an average notional balance of approximately $142,169,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$31,900	$—	$—	$31,900
Morgan Stanley	14,096	(14,096)	—	—

Total	$45,996	$(14,096)	$—	$31,900

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank N.A.	$2,497	$—	$—	$2,497
Deutsche Bank AG	10,087	—	—	10,087
Morgan Stanley	61,188	(14,096)	—	47,092

Total	$73,772	$(14,096)	$—	$59,676

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$165,795,206
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$121,169,636

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$150,420,823
Aggregate gross unrealized depreciation	(160,548,913)

Net unrealized depreciation	$(10,128,090)

Federal income tax cost of investments	$929,816,349

For the year ended December 31, 2015, the Portfolio incurred approximately $19,389 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,084,509)	$6,284,278
Unaffiliated Issuers (Cost $920,120,849)	913,403,981
Cash	2,517,999
Foreign cash (Cost $105,496,917)	91,740,934
Cash held as collateral at broker	6,767,280
Dividends, interest and other receivables	2,391,467
Receivable for securities sold	943,423
Due from broker for futures variation margin	189,304
Receivable from Separate Accounts for Trust shares sold	50,988
Unrealized appreciation on forward foreign currency contracts	45,996
Other assets	3,534

Total assets	1,024,339,184

LIABILITIES
Payable for securities purchased	926,027
Payable to Separate Accounts for Trust shares redeemed	576,913
Investment management fees payable	516,379
Distribution fees payable – Class IB	160,331
Administrative fees payable	108,560
Unrealized depreciation on forward foreign currency contracts	73,772
Distribution fees payable – Class IA	4,462
Trustees’ fees payable	2,487
Accrued expenses	111,271

Total liabilities	2,480,202

NET ASSETS	$1,021,858,982

Net assets were comprised of:
Paid in capital	$1,746,437,170
Accumulated undistributed net investment income (loss)	(7,979,391)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(699,921,103)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(16,677,694)

Net assets	$1,021,858,982

Class IA
Net asset value, offering and redemption price per share, $20,886,172 / 1,814,684 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.51

Class IB
Net asset value, offering and redemption price per share, $748,924,985 / 65,056,005 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.51

Class K
Net asset value, offering and redemption price per share, $252,047,825 / 21,846,791 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($179,819 of dividend income received from affiliates) (net of $2,434,453 foreign withholding tax)	$29,566,659

EXPENSES
Investment management fees	6,793,020
Distribution fees – Class IB	2,066,938
Administrative fees	1,399,413
Custodian fees	205,000
Professional fees	87,057
Distribution fees – Class IA	57,459
Printing and mailing expenses	57,120
Trustees’ fees	23,527
Miscellaneous	31,180

Gross expenses	10,720,714
Less: Waiver from investment manager	(26,595)

Net expenses	10,694,119

NET INVESTMENT INCOME (LOSS)	18,872,540

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(10,253) of realized gain (loss) from affiliates)	(12,625,151)
Futures	22,444,864
Foreign currency transactions	(24,426,687)

Net realized gain (loss)	(14,606,974)

Change in unrealized appreciation (depreciation) on:
Investments ($910,864 of change in unrealized appreciation (depreciation) from affiliates)	(42,467,936)
Futures	(4,122,603)
Foreign currency translations	11,636,907

Net change in unrealized appreciation (depreciation)	(34,953,632)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(49,560,606)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,688,066)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,872,540	$22,104,228
Net realized gain (loss) on investments, futures and foreign currency transactions	(14,606,974)	23,141,769
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(34,953,632)	(131,954,732)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,688,066)	(86,708,735)

DIVIDENDS:
Dividends from net investment income
Class IA	(22,924)	(398,626)
Class IB	(830,352)	(14,489,805)
Class K	(281,570)	(5,808,357)

TOTAL DIVIDENDS:	(1,134,846)	(20,696,788)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 178,846 and 211,168 shares, respectively ]	2,202,555	2,726,583
Capital shares issued in reinvestment of dividends [ 1,981 and 33,066 shares, respectively ]	22,924	398,626
Capital shares repurchased [ (284,912) and (314,792) shares, respectively ]	(3,516,622)	(4,115,206)

Total Class IA transactions	(1,291,143)	(989,997)

Class IB
Capital shares sold [ 3,381,629 and 3,198,852 shares, respectively ]	41,765,381	41,241,250
Capital shares issued in reinvestment of dividends [ 71,744 and 1,201,630 shares, respectively ]	830,352	14,489,805
Capital shares repurchased [ (7,641,418) and (9,691,275) shares, respectively ]	(93,641,509)	(125,419,393)

Total Class IB transactions	(51,045,776)	(69,688,338)

Class K
Capital shares sold [ 67,113 and 1,716,591 shares, respectively ]	816,672	21,400,324
Capital shares issued in reinvestment of dividends [ 24,295 and 481,983 shares, respectively ]	281,570	5,808,357
Capital shares repurchased [ (2,390,322) and (3,076,815) shares, respectively ]	(29,222,579)	(39,842,556)

Total Class K transactions	(28,124,337)	(12,633,875)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(80,461,256)	(83,312,210)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(112,284,168)	(190,717,733)
NET ASSETS:
Beginning of year	1,134,143,150	1,324,860,883

End of year (a)	$1,021,858,982	$1,134,143,150

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(7,979,391)	$(3,762,586)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013		2012	2011
Net asset value, beginning of year	$11.90	$13.04	$11.05		$9.58	$11.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.22	0.14	##	0.17	0.29
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.58)	(1.15)	1.99		1.49	(2.16)

Total from investment operations	(0.38)	(0.93)	2.13		1.66	(1.87)

Less distributions:
Dividends from net investment income	(0.01)	(0.21)	(0.14)		(0.19)	(0.25)

Net asset value, end of year	$11.51	$11.90	$13.04		$11.05	$9.58

Total return	(3.17)%	(7.13)%	19.33%		17.26%	(15.82)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,886	$22,830	$25,950		$23,897	$23,253
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.01%	1.02%	1.03%		1.05%	0.76%
After waivers, reimbursements and fees paid indirectly (f)	1.01%	1.02%	1.03%		1.05%	0.76%
Before waivers, reimbursements and fees paid indirectly (f)	1.01%	1.02%	1.03%		1.05%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.61%	1.69%	1.20	%(aa)	1.70%	2.44%
After waivers, reimbursements and fees paid indirectly (f)	1.61%	1.69%	1.20	%(aa)	1.70%	2.44%
Before waivers, reimbursements and fees paid indirectly (f)	1.61%	1.69%	1.20	%(aa)	1.70%	2.40%
Portfolio turnover rate^	12%	7%	12%		8%	93%

	Year Ended December 31,
Class IB	2015	2014	2013		2012	2011
Net asset value, beginning of year	$11.90	$13.05	$11.06		$9.58	$11.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.22	0.14	##	0.17	0.19
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.58)	(1.16)	1.99		1.50	(2.08)

Total from investment operations	(0.38)	(0.94)	2.13		1.67	(1.89)

Less distributions:
Dividends from net investment income	(0.01)	(0.21)	(0.14)		(0.19)	(0.23)

Net asset value, end of year	$11.51	$11.90	$13.05		$11.06	$9.58

Total return	(3.17)%	(7.20)%	19.31%		17.37%	(16.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$748,925	$824,055	$972,486		$916,454	$875,012
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.01%	1.02%	1.03%		1.05%	1.01	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.01%	1.02%	1.03%		1.05%	1.01	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	1.01%	1.02%	1.03%		1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.60%	1.69%	1.21	%(bb)	1.69%	1.70%
After waivers, reimbursements and fees paid indirectly (f)	1.60%	1.69%	1.21	%(bb)	1.69%	1.70%
Before waivers, reimbursements and fees paid indirectly (f)	1.60%	1.69%	1.21	%(bb)	1.69%	1.67%
Portfolio turnover rate^	12%	7%	12%		8%	93%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					August 26, 2011* to December 31, 2011
Class K	2015	2014	2013		2012
Net asset value, beginning of period	$11.90	$13.04	$11.05		$9.58	$10.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.25	0.17	##	0.20	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.58)	(1.15)	1.99		1.49	(0.51)

Total from investment operations	(0.35)	(0.90)	2.16		1.69	(0.49)

Less distributions:
Dividends from net investment income	(0.01)	(0.24)	(0.17)		(0.22)	(0.25)

Net asset value, end of period	$11.54	$11.90	$13.04		$11.05	$9.58

Total return (b)	(2.92)%	(6.89)%	19.63%		17.56%	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$252,048	$287,258	$326,425		$288,395	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.76%	0.77%	0.78%		0.80%	0.80%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.76%	0.77%	0.78%		0.80%	0.80%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.76%	0.77%	0.78%		0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.86%	1.94%	1.46	%(cc)	1.93%	0.57%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.86%	1.94%	1.46	%(cc)	1.93%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.86%	1.94%	1.46	%(cc)	1.93%	0.57%
Portfolio turnover rate^	12%	7%	12%		8%	93%
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.14 for Class IA, Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.97% for income after waivers and reimbursements, 0.97% after waivers, reimbursements, and fees paid indirectly, and 0.97% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.98% for income after waiver and reimbursement, 0.98% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be 1.23% for income after waivers and reimbursements, 1.23% after waivers, reimbursements, and fees paid indirectly, and 1.23% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Capital Guardian Trust Company
➢	Institutional Capital LLC – effective January 29, 2016, Vaughan Nelson Investment Management replaced Institutional Capital LLC as a sub-adviser to the Portfolio.
➢	Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.45%	10.23%	5.76%
Portfolio – Class IB Shares	0.34	10.17	5.59
Portfolio – Class K Shares*	0.70	N/A	14.39
S&P 500 Index	1.38	12.57	7.31
Volatility Managed Index – Large Cap Core	2.79	12.08	9.26
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.34% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core, returned 1.38% and 2.79%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•	From a sector allocation standpoint, underweighting the Energy sector contributed to relative performance.

•

Stock selection in the Health Care sector contributed to returns. Shares of Incyte and Receptos rallied as biotech firms experienced a flurry of mergers and acquisitions activity. Receptos agreed to be acquired by Celgene, while Incyte shares benefitted from market speculation that it may also be acquired by a larger firm.

•	Stock selection in the Industrials, Information Technology and Financials sectors was also positive.

•

A relative overweight in Activision Blizzard, Inc. added value. Shares of Activision continued to advance in 2015 as investors see the company as well positioned to benefit as the installed base of next generation video game consoles grows.

•	A relative underweight to Exxon Mobil Corp. in the Energy sector was also beneficial for performance during the year.

What hurt performance during the year:

•	Consumer Discretionary stock selection was a relative detractor from performance, including underweighting Amazon.com, Inc. and overweighting Viacom, Inc.

•	A Portfolio underweight to the Information Technology sector detracted from relative performance during 2015, including underweighting holdings Microsoft Corp., Google, Inc. and Facebook, Inc.

•	Steep declines in commodity prices hurt the Materials sector during the period, with stock selection in the sector detracting from relative performance.

•

Dynegy Inc., a Utilities sector holding not part of the benchmark, sold off during the period with the rest of the Independent Power Producers (IPPs), primarily due to falling energy prices and investor risk aversion during recent quarters.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	15.8%
Financials	15.0
Health Care	13.3
Consumer Discretionary	12.2
Industrials	8.2
Consumer Staples	7.2
Exchange Traded Funds	6.5
Energy	5.6
Materials	2.4
Utilities	2.3
Telecommunication Services	2.0
Investment Company	1.0
Cash and Other	8.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$985.30	$4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.80	4.45
Class IB
Actual	1,000.00	985.30	4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.80	4.45
Class K
Actual	1,000.00	986.80	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.18

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.2%)
Auto Components (0.7%)
BorgWarner, Inc.	17,341	$749,651
Delphi Automotive plc	62,619	5,368,327
Goodyear Tire & Rubber Co.	20,620	673,655
Johnson Controls, Inc.	263,305	10,397,915

		17,189,548

Automobiles (0.3%)
Ford Motor Co.	301,572	4,249,149
General Motors Co.	109,081	3,709,845
Harley-Davidson, Inc.	14,781	670,910

		8,629,904

Distributors (0.2%)
Genuine Parts Co.	11,616	997,698
Pool Corp.	41,238	3,331,206

		4,328,904

Diversified Consumer Services (0.3%)
Grand Canyon Education, Inc.*	147,891	5,933,387
H&R Block, Inc.	17,958	598,181
Nord Anglia Education, Inc.*	96,962	1,966,389

		8,497,957

Hotels, Restaurants & Leisure (2.1%)
Aramark	191,513	6,176,294
Carnival Corp.	35,468	1,932,297
Chipotle Mexican Grill, Inc.*	2,387	1,145,402
Darden Restaurants, Inc.	8,715	554,623
Las Vegas Sands Corp.	158,150	6,933,296
Marriott International, Inc., Class A	14,658	982,672
McDonald’s Corp.	70,801	8,364,430
Norwegian Cruise Line Holdings Ltd.*	54,300	3,181,980
Panera Bread Co., Class A*	14,100	2,746,398
Royal Caribbean Cruises Ltd.	13,145	1,330,405
Starbucks Corp.	217,857	13,077,956
Starwood Hotels & Resorts Worldwide, Inc.	13,055	904,450
Wyndham Worldwide Corp.	9,050	657,482
Wynn Resorts Ltd.	25,624	1,772,925
Yum! Brands, Inc.	59,039	4,312,799

		54,073,409

Household Durables (1.3%)
D.R. Horton, Inc.	102,212	3,273,850
Garmin Ltd.	9,259	344,157
Harman International Industries, Inc.	5,426	511,183
Leggett & Platt, Inc.	10,408	437,344
Lennar Corp., Class A	50,770	2,483,161
Mohawk Industries, Inc.*	4,871	922,519
Newell Rubbermaid, Inc.	146,214	6,445,113
PulteGroup, Inc.	24,406	434,915
TRI Pointe Group, Inc.*	486,888	6,168,871
Whirlpool Corp.	90,349	13,269,558

		34,290,671

Internet & Catalog Retail (1.3%)
Amazon.com, Inc.*	33,243	$22,468,611
Expedia, Inc.	8,972	1,115,220
Netflix, Inc.*	32,991	3,773,511
Priceline Group, Inc.*	5,139	6,551,968
TripAdvisor, Inc.*	8,652	737,583

		34,646,893

Leisure Products (0.0%)
Hasbro, Inc.	8,565	576,939
Mattel, Inc.	25,825	701,665

		1,278,604

Media (3.4%)
Cablevision Systems Corp. – New York Group, Class A	17,036	543,448
CBS Corp. (Non-Voting), Class B	33,166	1,563,114
Charter Communications, Inc., Class A*	17,368	3,180,081
Comcast Corp., Class A	374,712	21,144,998
Discovery Communications, Inc., Class A*	11,377	303,538
Discovery Communications, Inc., Class C*	19,714	497,187
DreamWorks Animation SKG, Inc., Class A*	35,360	911,227
Gannett Co., Inc.	133,522	2,175,073
Grupo Televisa S.A.B. (ADR)	185,150	5,037,931
Interpublic Group of Cos., Inc.	31,445	732,040
Liberty Media Corp.*	109,810	4,181,565
News Corp., Class A	28,972	387,066
News Corp., Class B	8,455	118,032
Omnicom Group, Inc.	135,535	10,254,578
Scripps Networks Interactive, Inc., Class A	49,757	2,747,084
Sirius XM Holdings, Inc.*	755,865	3,076,371
TEGNA, Inc.	109,997	2,807,123
Time Warner Cable, Inc.	34,411	6,386,337
Time Warner, Inc.	61,643	3,986,453
Twenty-First Century Fox, Inc., Class A	90,197	2,449,751
Twenty-First Century Fox, Inc., Class B	33,039	899,652
Viacom, Inc., Class B	26,623	1,095,803
Walt Disney Co.	117,138	12,308,861

		86,787,313

Multiline Retail (0.3%)
Dollar General Corp.	22,577	1,622,609
Dollar Tree, Inc.*	17,985	1,388,802
Kohl’s Corp.	14,266	679,489
Macy’s, Inc.	24,208	846,796
Nordstrom, Inc.	10,673	531,622
Target Corp.	47,460	3,446,071

		8,515,389

Specialty Retail (1.7%)
Advance Auto Parts, Inc.	5,610	844,361
AutoNation, Inc.*	5,977	356,588
AutoZone, Inc.*	5,854	4,343,141
Bed Bath & Beyond, Inc.*	12,995	627,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Best Buy Co., Inc.	22,137	$674,072
CarMax, Inc.*	15,235	822,233
GameStop Corp., Class A	8,177	229,283
Gap, Inc.	18,136	447,959
Home Depot, Inc.	97,670	12,916,857
L Brands, Inc.	19,686	1,886,313
Lowe’s Cos., Inc.	70,339	5,348,578
Office Depot, Inc.*	413,800	2,333,832
O’Reilly Automotive, Inc.*	7,617	1,930,300
Ross Stores, Inc.	30,939	1,664,828
Signet Jewelers Ltd.	6,099	754,385
Staples, Inc.	294,688	2,790,695
Tiffany & Co.	8,596	655,789
TJX Cos., Inc.	51,671	3,663,991
Tractor Supply Co.	10,407	889,798
Urban Outfitters, Inc.*	5,622	127,900

		43,307,912

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	21,083	690,047
Fossil Group, Inc.*	3,248	118,747
Hanesbrands, Inc.	29,417	865,742
Michael Kors Holdings Ltd.*	13,782	552,107
NIKE, Inc., Class B	149,294	9,330,875
PVH Corp.	6,299	463,921
Ralph Lauren Corp.	4,554	507,680
Under Armour, Inc., Class A*	13,789	1,111,531
VF Corp.	26,091	1,624,165

		15,264,815

Total Consumer Discretionary		316,811,319

Consumer Staples (7.2%)
Beverages (1.2%)
Brown-Forman Corp., Class B	7,721	766,541
Coca-Cola Co.	301,521	12,953,342
Coca-Cola Enterprises, Inc.	16,149	795,177
Constellation Brands, Inc., Class A	13,476	1,919,521
Dr. Pepper Snapple Group, Inc.	14,626	1,363,143
Molson Coors Brewing Co., Class B	12,110	1,137,371
Monster Beverage Corp.*	11,652	1,735,682
PepsiCo, Inc.	112,138	11,204,829

		31,875,606

Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	33,674	5,438,351
CVS Health Corp.	85,392	8,348,776
Kroger Co.	75,410	3,154,400
Sysco Corp.	40,448	1,658,368
Walgreens Boots Alliance, Inc.	67,458	5,744,386
Wal-Mart Stores, Inc.	282,885	17,340,851
Whole Foods Market, Inc.	181,250	6,071,875

		47,757,007

Food Products (1.8%)
Archer-Daniels-Midland Co.	45,469	1,667,803
Campbell Soup Co.	13,800	725,190
ConAgra Foods, Inc.	33,080	1,394,653
General Mills, Inc.	45,876	2,645,210
Hershey Co.	11,192	999,110

Hormel Foods Corp.	10,327	$816,659
J.M. Smucker Co.	9,169	1,130,904
Kellogg Co.	19,506	1,409,699
Keurig Green Mountain, Inc.	8,769	789,035
Kraft Heinz Co.	126,648	9,214,908
McCormick & Co., Inc. (Non-Voting)	8,886	760,286
Mead Johnson Nutrition Co.	82,644	6,524,744
Mondelez International, Inc., Class A	369,482	16,567,573
Tyson Foods, Inc., Class A	22,552	1,202,698

		45,848,472

Household Products (1.2%)
Church & Dwight Co., Inc.	10,104	857,628
Clorox Co.	9,857	1,250,163
Colgate-Palmolive Co.	68,968	4,594,648
Kimberly-Clark Corp.	27,911	3,553,070
Procter & Gamble Co.	266,517	21,164,115

		31,419,624

Personal Products (0.1%)
Avon Products, Inc.	171,133	693,089
Estee Lauder Cos., Inc., Class A	16,832	1,482,226

		2,175,315

Tobacco (1.0%)
Altria Group, Inc.	151,164	8,799,256
Philip Morris International, Inc.	172,249	15,142,410
Reynolds American, Inc.	64,428	2,973,352

		26,915,018

Total Consumer Staples		185,991,042

Energy (5.6%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	33,398	1,541,318
Cameron International Corp.*	14,674	927,397
Diamond Offshore Drilling, Inc.	4,715	99,486
Ensco plc, Class A	56,606	871,166
FMC Technologies, Inc.*	17,583	510,083
Frank’s International N.V.	178,592	2,980,700
Halliburton Co.	122,802	4,180,180
Helmerich & Payne, Inc.	8,256	442,109
National Oilwell Varco, Inc.	28,213	944,853
Schlumberger Ltd.	129,466	9,030,254
Transocean Ltd.	26,185	324,170
Weatherford International plc*	512,122	4,296,704

		26,148,420

Oil, Gas & Consumable Fuels (4.6%)
Anadarko Petroleum Corp.	56,724	2,755,652
Apache Corp.	28,962	1,287,940
Cabot Oil & Gas Corp.	31,706	560,879
Cenovus Energy, Inc.	90,751	1,145,278
Chesapeake Energy Corp.	39,344	177,048
Chevron Corp.	357,457	32,156,832
Cimarex Energy Co.	7,238	646,932
Cobalt International Energy, Inc.*	174,124	940,270
Columbia Pipeline Group, Inc.	132,274	2,645,480
ConocoPhillips Co.	120,927	5,646,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CONSOL Energy, Inc.	18,359	$145,036
Devon Energy Corp.	29,602	947,264
Enbridge, Inc.	47,400	1,573,206
EOG Resources, Inc.	134,914	9,550,562
EQT Corp.	11,678	608,774
Exxon Mobil Corp.	320,955	25,018,442
Hess Corp.	18,476	895,717
Kinder Morgan, Inc.	186,270	2,779,148
Marathon Oil Corp.	51,886	653,245
Marathon Petroleum Corp.	41,081	2,129,639
Murphy Oil Corp.	12,261	275,259
Newfield Exploration Co.*	12,429	404,688
Noble Energy, Inc.	71,622	2,358,513
Occidental Petroleum Corp.	157,219	10,629,577
ONEOK, Inc.	16,027	395,226
Phillips 66	36,688	3,001,078
Pioneer Natural Resources Co.	11,440	1,434,347
Range Resources Corp.	13,222	325,393
Southwestern Energy Co.*	28,894	205,436
Spectra Energy Corp.	51,440	1,231,474
Tesoro Corp.	9,025	950,964
Valero Energy Corp.	37,098	2,623,200
Williams Cos., Inc.	52,273	1,343,416

		117,441,997

Total Energy		143,590,417

Financials (15.0%)
Banks (5.0%)
Bank of America Corp.	802,099	13,499,326
BB&T Corp.	60,833	2,300,096
Citigroup, Inc.	540,074	27,948,829
Citizens Financial Group, Inc.	314,603	8,239,453
Comerica, Inc.	13,585	568,261
Fifth Third Bancorp	61,545	1,237,055
Huntington Bancshares, Inc./Ohio	61,531	680,533
JPMorgan Chase & Co.	527,695	34,843,701
KeyCorp	64,427	849,792
M&T Bank Corp.	12,535	1,518,991
PacWest Bancorp	32,800	1,413,680
People’s United Financial, Inc.	23,701	382,771
PNC Financial Services Group, Inc.‡	38,915	3,708,989
Regions Financial Corp.	101,515	974,544
SunTrust Banks, Inc./Georgia	38,736	1,659,450
U.S. Bancorp	126,833	5,411,964
Umpqua Holdings Corp.	66,000	1,049,400
Wells Fargo & Co.	411,972	22,394,798
Zions Bancorp	15,644	427,081

		129,108,714

Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	4,160	664,602
Ameriprise Financial, Inc.	97,314	10,356,156
Apollo Global Management LLC, Class A	98,007	1,487,746
Bank of New York Mellon Corp.	83,797	3,454,112
BlackRock, Inc.‡	9,690	3,299,639
Charles Schwab Corp.	92,979	3,061,798
E*TRADE Financial Corp.*	22,234	659,016
Franklin Resources, Inc.	28,467	1,048,155

Goldman Sachs Group, Inc.	52,901	$9,534,347
Invesco Ltd.	85,649	2,867,529
Legg Mason, Inc.	8,294	325,374
Morgan Stanley	116,742	3,713,563
Northern Trust Corp.	139,729	10,073,064
Oaktree Capital Group LLC	135,992	6,489,538
State Street Corp.	31,270	2,075,077
T. Rowe Price Group, Inc.	19,050	1,361,884

		60,471,600

Consumer Finance (1.3%)
Ally Financial, Inc.*	445,040	8,295,545
American Express Co.	187,760	13,058,708
Capital One Financial Corp.	41,011	2,960,174
Discover Financial Services	80,585	4,320,968
Navient Corp.	28,281	323,817
Synchrony Financial*	110,904	3,372,591

		32,331,803

Diversified Financial Services (1.7%)
Berkshire Hathaway, Inc., Class B*	144,397	19,066,180
CME Group, Inc./Illinois	50,676	4,591,246
Intercontinental Exchange, Inc.	56,217	14,406,168
Leucadia National Corp.	25,747	447,740
McGraw Hill Financial, Inc.	20,879	2,058,252
Moody’s Corp.	34,552	3,466,948
Nasdaq, Inc.	9,061	527,078

		44,563,612

Insurance (2.1%)
ACE Ltd.	57,491	6,717,823
Aflac, Inc.	33,000	1,976,700
Allstate Corp.	29,835	1,852,455
American International Group, Inc.	95,308	5,906,237
Aon plc	72,171	6,654,888
Assurant, Inc.	5,069	408,257
Assured Guaranty Ltd.	174,900	4,622,607
Chubb Corp.	17,708	2,348,789
Cincinnati Financial Corp.	11,288	667,911
Hartford Financial Services Group, Inc.	31,786	1,381,420
Lincoln National Corp.	19,228	966,399
Loews Corp.	20,871	801,446
Marsh & McLennan Cos., Inc.	95,621	5,302,184
MetLife, Inc.	85,576	4,125,619
Principal Financial Group, Inc.	21,003	944,715
Progressive Corp.	44,895	1,427,661
Prudential Financial, Inc.	34,556	2,813,204
Torchmark Corp.	8,885	507,867
Travelers Cos., Inc.	23,437	2,645,100
Unum Group	18,901	629,214
XL Group plc	23,164	907,566

		53,608,062

Real Estate Investment Trusts (REITs) (2.6%)
American Tower Corp. (REIT)	194,819	18,887,702
Apartment Investment & Management Co. (REIT), Class A	11,975	479,359

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

AvalonBay Communities, Inc. (REIT)	10,545	$1,941,651
Boston Properties, Inc. (REIT)	11,767	1,500,763
Crown Castle International Corp. (REIT)	74,373	6,429,546
Equinix, Inc. (REIT)	4,775	1,443,960
Equity Residential (REIT)	27,896	2,276,035
Essex Property Trust, Inc. (REIT)	5,038	1,206,148
General Growth Properties, Inc. (REIT)	44,787	1,218,654
HCP, Inc. (REIT)	36,587	1,399,087
Host Hotels & Resorts, Inc. (REIT)	57,551	882,832
Iron Mountain, Inc. (REIT)	80,607	2,177,195
Kimco Realty Corp. (REIT)	31,655	837,591
Macerich Co. (REIT)	10,311	831,995
Outfront Media, Inc. (REIT)	61,200	1,335,996
PennyMac Mortgage Investment Trust (REIT)	371,863	5,674,630
Plum Creek Timber Co., Inc. (REIT)	13,347	636,919
Prologis, Inc. (REIT)	74,959	3,217,240
Public Storage (REIT)	11,433	2,831,954
Realty Income Corp. (REIT)	19,229	992,793
Simon Property Group, Inc. (REIT)	23,926	4,652,172
SL Green Realty Corp. (REIT)	7,633	862,376
Ventas, Inc. (REIT)	25,477	1,437,667
Vornado Realty Trust (REIT)	13,577	1,357,157
Welltower, Inc. (REIT)	27,603	1,877,832
Weyerhaeuser Co. (REIT)	39,398	1,181,152

		67,570,406

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	22,210	768,022

Total Financials		388,422,219

Health Care (13.3%)
Biotechnology (2.8%)
Agios Pharmaceuticals, Inc.*	29,200	1,895,664
Alexion Pharmaceuticals, Inc.*	17,328	3,305,316
Amgen, Inc.	58,097	9,430,886
Baxalta, Inc.	41,496	1,619,589
Biogen, Inc.*	17,223	5,276,266
Celgene Corp.*	60,572	7,254,103
Gilead Sciences, Inc.	187,897	19,013,297
Incyte Corp.*	85,600	9,283,320
Kite Pharma, Inc.*	49,100	3,025,542
Puma Biotechnology, Inc.*	14,100	1,105,440
Regeneron Pharmaceuticals, Inc.*	6,000	3,257,220
Seattle Genetics, Inc.*	131,339	5,894,494
Vertex Pharmaceuticals, Inc.*	19,099	2,403,227

		72,764,364

Health Care Equipment & Supplies (1.9%)
Abbott Laboratories	115,107	5,169,455
Baxter International, Inc.	42,912	1,637,093
Becton, Dickinson and Co.	16,381	2,524,148
Boston Scientific Corp.*	102,974	1,898,841

C.R. Bard, Inc.	5,686	$1,077,156
DENTSPLY International, Inc.	10,703	651,278
Edwards Lifesciences Corp.*	16,476	1,301,274
Intuitive Surgical, Inc.*	2,915	1,592,056
Medtronic plc	332,927	25,608,745
St. Jude Medical, Inc.	40,188	2,482,413
Stryker Corp.	24,236	2,252,494
Varian Medical Systems, Inc.*	7,562	611,010
Zimmer Biomet Holdings, Inc.	13,089	1,342,800

		48,148,763

Health Care Providers & Services (2.5%)
Aetna, Inc.	54,297	5,870,592
AmerisourceBergen Corp.	15,062	1,562,080
Anthem, Inc.	20,043	2,794,796
Cardinal Health, Inc.	25,561	2,281,830
Cigna Corp.	20,025	2,930,258
DaVita HealthCare Partners, Inc.*	56,045	3,906,897
Express Scripts Holding Co.*	191,255	16,717,600
HCA Holdings, Inc.*	23,865	1,613,990
Henry Schein, Inc.*	6,390	1,010,834
Humana, Inc.	11,351	2,026,267
Laboratory Corp. of America Holdings*	7,708	953,017
McKesson Corp.	64,495	12,720,349
Patterson Cos., Inc.	6,536	295,493
Quest Diagnostics, Inc.	11,000	782,540
Tenet Healthcare Corp.*	7,853	237,946
UnitedHealth Group, Inc.	73,488	8,645,128
Universal Health Services, Inc., Class B	7,029	839,895

		65,189,512

Health Care Technology (0.2%)
Cerner Corp.*	89,786	5,402,424

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	25,393	1,061,682
Illumina, Inc.*	27,395	5,258,333
PerkinElmer, Inc.	8,688	465,416
Thermo Fisher Scientific, Inc.	118,148	16,759,294
Waters Corp.*	6,304	848,392

		24,393,117

Pharmaceuticals (5.0%)
AbbVie, Inc.	126,059	7,467,735
Allergan plc*	64,228	20,071,250
Bristol-Myers Squibb Co.	128,616	8,847,495
Eli Lilly & Co.	107,129	9,026,689
Endo International plc*	15,959	977,010
GlaxoSmithKline plc (ADR)	147,008	5,931,773
Johnson & Johnson	213,124	21,892,097
Mallinckrodt plc*	78,021	5,822,707
Merck & Co., Inc.	215,028	11,357,779
Mylan N.V.*	31,637	1,710,613
Novartis AG (ADR)	104,480	8,989,459
Perrigo Co. plc	11,208	1,621,798
Pfizer, Inc.	475,400	15,345,912
Phibro Animal Health Corp., Class A	73,768	2,222,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Teva Pharmaceutical Industries Ltd. (ADR)	76,430	$5,016,865
Zoetis, Inc.	35,171	1,685,394

		127,987,206

Total Health Care		343,885,386

Industrials (8.2%)
Aerospace & Defense (2.1%)
Boeing Co.	103,296	14,935,569
General Dynamics Corp.	22,892	3,144,445
Hexcel Corp.	90,225	4,190,951
Honeywell International, Inc.	59,375	6,149,469
L-3 Communications Holdings, Inc.	6,156	735,704
Lockheed Martin Corp.	20,270	4,401,630
Northrop Grumman Corp.	14,050	2,652,780
Precision Castparts Corp.	10,715	2,485,987
Raytheon Co.	23,258	2,896,319
Rockwell Collins, Inc.	10,097	931,953
Textron, Inc.	21,180	889,772
TransDigm Group, Inc.*	18,100	4,134,945
United Technologies Corp.	63,461	6,096,698

		53,646,222

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	10,865	673,847
Expeditors International of Washington, Inc.	14,494	653,679
FedEx Corp.	20,412	3,041,184
United Parcel Service, Inc., Class B	53,515	5,149,749

		9,518,459

Airlines (0.5%)
American Airlines Group, Inc.	141,277	5,983,081
Delta Air Lines, Inc.	60,134	3,048,192
Southwest Airlines Co.	49,583	2,135,044
United Continental Holdings, Inc.*	28,945	1,658,549

		12,824,866

Building Products (0.0%)
Allegion plc	7,431	489,852
Masco Corp.	26,354	745,818

		1,235,670

Commercial Services & Supplies (0.7%)
ADT Corp.	11,988	395,364
Cintas Corp.	6,840	622,782
Covanta Holding Corp.	365,476	5,661,223
Pitney Bowes, Inc.	15,410	318,216
Rentokil Initial plc	2,015,803	4,726,163
Republic Services, Inc.	18,447	811,484
Stericycle, Inc.*	6,500	783,900
Tyco International plc	32,297	1,029,951
Waste Connections, Inc.	43,163	2,430,940
Waste Management, Inc.	32,226	1,719,902

		18,499,925

Construction & Engineering (0.0%)
Fluor Corp.	11,079	523,150

Jacobs Engineering Group, Inc.*	9,365	$392,862
Quanta Services, Inc.*	12,303	249,136

		1,165,148

Electrical Equipment (0.4%)
AMETEK, Inc.	18,555	994,362
Eaton Corp. plc	101,989	5,307,508
Emerson Electric Co.	50,350	2,408,241
Rockwell Automation, Inc.	10,276	1,054,420

		9,764,531

Industrial Conglomerates (1.9%)
3M Co.	47,439	7,146,211
Danaher Corp.	88,040	8,177,155
General Electric Co.	1,028,783	32,046,590
Roper Technologies, Inc.	7,714	1,464,040

		48,833,996

Machinery (1.2%)
Allison Transmission Holdings, Inc.	216,342	5,601,094
Caterpillar, Inc.	44,849	3,047,938
Cummins, Inc.	12,730	1,120,367
Deere & Co.	23,887	1,821,861
Dover Corp.	11,989	735,046
Flowserve Corp.	10,125	426,060
IDEX Corp.	27,437	2,101,949
Illinois Tool Works, Inc.	25,245	2,339,707
Ingersoll-Rand plc	20,332	1,124,156
PACCAR, Inc.	27,198	1,289,185
Parker-Hannifin Corp.	10,606	1,028,570
Pentair plc	152,396	7,548,174
Snap-on, Inc.	4,458	764,235
Stanley Black & Decker, Inc.	11,356	1,212,026
Xylem, Inc.	13,734	501,291

		30,661,659

Professional Services (0.3%)
Dun & Bradstreet Corp.	2,744	285,184
Equifax, Inc.	9,060	1,009,012
Nielsen Holdings plc	95,507	4,450,626
Robert Half International, Inc.	10,248	483,091
Verisk Analytics, Inc.*	11,877	913,104

		7,141,017

Road & Rail (0.6%)
Canadian National Railway Co.	33,200	1,855,216
CSX Corp.	75,374	1,955,955
J.B. Hunt Transport Services, Inc.	6,998	513,373
Kansas City Southern	8,456	631,410
Norfolk Southern Corp.	23,093	1,953,437
Ryder System, Inc.	4,030	229,025
Union Pacific Corp.	103,685	8,108,167

		15,246,583

Trading Companies & Distributors (0.1%)
Fastenal Co.	22,233	907,551
United Rentals, Inc.*	7,293	529,034
W.W. Grainger, Inc.	4,438	899,095

		2,335,680

Total Industrials		210,873,756

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Information Technology (15.8%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	391,223	$10,623,661
F5 Networks, Inc.*	5,440	527,462
Harris Corp.	9,507	826,158
Juniper Networks, Inc.	27,099	747,932
Motorola Solutions, Inc.	12,319	843,236
QUALCOMM, Inc.	115,871	5,791,812

		19,360,261

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	23,687	1,237,172
CDW Corp.	82,892	3,484,780
Corning, Inc.	91,206	1,667,246
FLIR Systems, Inc.	10,629	298,356
Jabil Circuit, Inc.	258,483	6,020,069
TE Connectivity Ltd.	29,764	1,923,052

		14,630,675

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	13,684	720,189
Alphabet, Inc., Class A*	22,442	17,460,100
Alphabet, Inc., Class C*	38,938	29,549,270
eBay, Inc.*	84,411	2,319,614
Facebook, Inc., Class A*	249,394	26,101,576
Marin Software, Inc.*	301,682	1,080,022
VeriSign, Inc.*	50,426	4,405,215
Yahoo!, Inc.*	67,613	2,248,808

		83,884,794

IT Services (2.6%)
Accenture plc, Class A	80,262	8,387,379
Alliance Data Systems Corp.*	4,707	1,301,815
Automatic Data Processing, Inc.	35,691	3,023,741
Cognizant Technology Solutions Corp., Class A*	84,603	5,077,872
CSRA, Inc.	10,579	317,370
Fidelity National Information Services, Inc.	21,575	1,307,445
First Data Corp., Class A*	240,928	3,859,667
Fiserv, Inc.*	17,533	1,603,568
International Business Machines Corp.	68,726	9,458,072
Jack Henry & Associates, Inc.	28,559	2,229,316
MasterCard, Inc., Class A	76,467	7,444,827
Paychex, Inc.	24,632	1,302,786
PayPal Holdings, Inc.*	86,116	3,117,399
Teradata Corp.*	9,568	252,787
Total System Services, Inc.	12,862	640,528
Visa, Inc., Class A	205,634	15,946,917
Western Union Co.	39,186	701,821
Xerox Corp.	72,846	774,353

		66,747,663

Semiconductors & Semiconductor Equipment (1.9%)
Analog Devices, Inc.	24,034	1,329,561
Applied Materials, Inc.	88,535	1,652,948
ARM Holdings plc (ADR)	25,800	1,167,192
ASML Holding N.V. (N.Y. Shares)	17,141	1,521,607
Avago Technologies Ltd.	49,713	7,215,842
Broadcom Corp., Class A	109,004	6,302,611

First Solar, Inc.*	5,752	$379,574
Intel Corp.	363,074	12,507,899
KLA-Tencor Corp.	12,071	837,124
Lam Research Corp.	12,121	962,650
Linear Technology Corp.	18,371	780,216
Microchip Technology, Inc.	15,275	710,899
Micron Technology, Inc.*	85,397	1,209,222
NVIDIA Corp.	39,234	1,293,153
ON Semiconductor Corp.*	320,854	3,144,369
Qorvo, Inc.*	10,613	540,202
Skyworks Solutions, Inc.	14,615	1,122,870
Texas Instruments, Inc.	77,922	4,270,905
Xilinx, Inc.	19,819	930,898

		47,879,742

Software (3.3%)
Activision Blizzard, Inc.	248,337	9,613,125
Adobe Systems, Inc.*	38,571	3,623,360
Autodesk, Inc.*	17,332	1,056,039
CA, Inc.	24,008	685,669
Citrix Systems, Inc.*	11,784	891,460
Electronic Arts, Inc.*	23,886	1,641,446
Intuit, Inc.	20,340	1,962,810
Microsoft Corp.	674,213	37,405,337
Mobileye N.V.*	18,500	782,180
Oracle Corp.	577,525	21,096,988
Red Hat, Inc.*	14,059	1,164,226
salesforce.com, Inc.*	48,071	3,768,766
Symantec Corp.	52,422	1,100,862
Tableau Software, Inc., Class A*	14,300	1,347,346

		86,139,614

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	684,292	72,028,576
EMC Corp.	149,366	3,835,719
Hewlett Packard Enterprise Co.	191,535	2,911,332
HP, Inc.	444,683	5,265,047
NetApp, Inc.	65,093	1,726,917
SanDisk Corp.	15,117	1,148,741
Seagate Technology plc	23,142	848,386
Western Digital Corp.	17,654	1,060,122

		88,824,840

Total Information Technology		407,467,589

Materials (2.4%)
Chemicals (2.0%)
Air Products and Chemicals, Inc.	15,140	1,969,865
Airgas, Inc.	4,795	663,244
CF Industries Holdings, Inc.	17,857	728,744
Dow Chemical Co.	86,704	4,463,522
E.I. du Pont de Nemours & Co.	67,575	4,500,495
Eastman Chemical Co.	11,391	769,006
Ecolab, Inc.	20,709	2,368,696
FMC Corp.	10,238	400,613
International Flavors & Fragrances, Inc.	61,475	7,354,869
LyondellBasell Industries N.V., Class A	27,700	2,407,130
Monsanto Co.	146,783	14,461,061
Mosaic Co.	178,284	4,918,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

PPG Industries, Inc.	20,743	$2,049,823
Praxair, Inc.	37,250	3,814,400
Sherwin-Williams Co.	6,071	1,576,032

		52,446,356

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	5,134	701,201
Vulcan Materials Co.	10,205	969,169

		1,670,370

Containers & Packaging (0.1%)
Avery Dennison Corp.	6,999	438,558
Ball Corp.	10,544	766,865
Owens-Illinois, Inc.*	12,457	217,001
Sealed Air Corp.	14,802	660,169
WestRock Co.	20,063	915,274

		2,997,867

Metals & Mining (0.2%)
Alcoa, Inc.	100,357	990,524
Allegheny Technologies, Inc.	49,687	558,979
Barrick Gold Corp.	23,356	172,367
Freeport-McMoRan, Inc.	108,804	736,603
Newmont Mining Corp.	40,537	729,261
Nucor Corp.	40,298	1,624,009

		4,811,743

Paper & Forest Products (0.0%)
International Paper Co.	32,008	1,206,702

Total Materials		63,133,038

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	473,810	16,303,802
CenturyLink, Inc.	41,502	1,044,190
Frontier Communications Corp.	89,132	416,247
Level 3 Communications, Inc.*	22,084	1,200,486
Verizon Communications, Inc.	359,583	16,619,926
Vivendi S.A.	244,480	5,264,472
Zayo Group Holdings, Inc.*	205,026	5,451,641

		46,300,764

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	109,557	4,285,870

Total Telecommunication Services		50,586,634

Utilities (2.3%)
Electric Utilities (1.3%)
American Electric Power Co., Inc.	38,326	2,233,256
Duke Energy Corp.	53,342	3,808,085
Edison International	24,964	1,478,119
Entergy Corp.	13,756	940,360
Eversource Energy	24,302	1,241,103
Exelon Corp.	70,825	1,966,810
FirstEnergy Corp.	32,369	1,027,068
ITC Holdings Corp.	278,624	10,935,992
NextEra Energy, Inc.	35,686	3,707,419
Pepco Holdings, Inc.	19,421	505,140

Pinnacle West Capital Corp.	8,491	$547,500
PPL Corp.	51,333	1,751,995
Southern Co.	70,516	3,299,444
Xcel Energy, Inc.	38,863	1,395,570

		34,837,861

Gas Utilities (0.0%)
AGL Resources, Inc.	9,202	587,180

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	246,103	2,355,205
Dynegy, Inc.*	215,537	2,888,196
NextEra Energy Partners LP	30,900	922,365
NRG Energy, Inc.	24,870	292,720

		6,458,486

Multi-Utilities (0.7%)
Ameren Corp.	18,591	803,689
CenterPoint Energy, Inc.	32,739	601,088
CMS Energy Corp.	21,152	763,164
Consolidated Edison, Inc.	22,440	1,442,219
Dominion Resources, Inc.	46,163	3,122,465
DTE Energy Co.	13,752	1,102,773
NiSource, Inc.	24,717	482,229
PG&E Corp.	38,266	2,035,369
Public Service Enterprise Group, Inc.	38,760	1,499,624
SCANA Corp.	10,951	662,426
Sempra Energy	38,146	3,586,106
TECO Energy, Inc.	18,262	486,682
WEC Energy Group, Inc.	24,188	1,241,086

		17,828,920

Total Utilities		59,712,447

Total Common Stocks (84.0%) (Cost $1,663,601,790)		2,170,473,847

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (6.5%)
iShares® Core S&P 500 ETF	260,644	53,398,136
iShares® Morningstar Large-Cap ETF	176,502	21,016,093
iShares® Morningstar Large-Cap Growth ETF	64,798	7,789,368
iShares® Morningstar Large-Cap Value ETF	7,163	585,862
iShares® Russell 1000 ETF	233,799	26,491,765
iShares® Russell 1000 Growth ETF	81,097	8,067,530
iShares® Russell 1000 Value ETF	10,325	1,010,404
iShares® S&P 100 ETFJDR	56,815	5,179,824
iShares® S&P 500 Growth ETF	68,948	7,984,178
iShares® S&P 500 Value ETF	6,446	570,664
Vanguard Growth ETF	79,500	8,458,005
Vanguard Large-Cap ETF	289,413	27,060,115
Vanguard Value ETF	6,700	546,184

Total Investment Companies (6.5%) (Cost $119,651,737		168,158,128

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	26,802,575	$26,802,575

Total Short-Term Investment (1.0%) (Cost $26,802,575)		26,802,575

Total Investments (91.5%) (Cost $1,810,056,102)		2,365,434,550
Other Assets Less Liabilities (8.5%)		220,715,376

Net Assets (100%)		$2,586,149,926

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$3,197,659	$498,285	$210,710	$3,299,639	$81,765	$11,884
PNC Financial Services Group, Inc.	3,421,216	530,202	355,277	3,708,989	78,226	8,738

	$6,618,875	$1,028,487	$565,987	$7,008,628	$159,991	$20,622

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	2,265	March-16	$232,242,137	$230,509,050	$(1,733,087)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$316,811,319	$—	$—	$316,811,319
Consumer Staples	185,991,042	—	—	185,991,042
Energy	143,590,417	—	—	143,590,417
Financials	388,422,219	—	—	388,422,219
Health Care	343,885,386	—	—	343,885,386
Industrials	206,147,593	4,726,163	—	210,873,756
Information Technology	407,467,589	—	—	407,467,589
Materials	63,133,038	—	—	63,133,038
Telecommunication Services	45,322,162	5,264,472	—	50,586,634
Utilities	59,712,447	—	—	59,712,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Investment Companies
Exchange Traded Funds (ETFs)	$168,158,128	$—	$—	$168,158,128
Short-Term Investments	26,802,575	—	—	26,802,575

Total Assets	$2,355,443,915	$9,990,635	$—	$2,365,434,550

Liabilities:
Futures	$(1,733,087)	$—	$—	$(1,733,087)

Total Liabilities	$(1,733,087)	$—	$—	$(1,733,087)

Total	$2,353,710,828	$9,990,635	$—	$2,363,701,463

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(1,733,087	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$10,919,484	$10,919,484

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(4,081,719)	$(4,081,719)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held futures contracts with an average notional balance of approximately $360,809,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$775,646,809
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$719,341,210

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$633,827,671
Aggregate gross unrealized depreciation	(83,404,589)

Net unrealized appreciation	$550,423,082

Federal income tax cost of investments	$1,815,011,468

For the year ended December 31, 2015, the Portfolio incurred approximately $21,794 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,581,559)	$7,008,628
Unaffiliated Issuers (Cost $1,805,474,543)	2,358,425,922
Cash	210,057,634
Foreign cash (Cost $7)	7
Cash held as collateral at broker	10,456,600
Dividends, interest and other receivables	3,528,347
Receivable for securities sold	1,942,811
Receivable from Separate Accounts for Trust shares sold	744
Other assets	8,207

Total assets	2,591,428,900

LIABILITIES
Due to broker for futures variation margin	2,175,660
Investment management fees payable	1,060,117
Payable for securities purchased	1,055,690
Distribution fees payable – Class IB	363,336
Administrative fees payable	274,910
Payable to Separate Accounts for Trust shares redeemed	118,411
Trustees’ fees payable	21,221
Distribution fees payable – Class IA	945
Accrued expenses	208,684

Total liabilities	5,278,974

NET ASSETS	$2,586,149,926

Net assets were comprised of:
Paid in capital	$2,065,214,810
Accumulated undistributed net investment income (loss)	745,017
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(33,449,516)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	553,639,615

Net assets	$2,586,149,926

Class IA
Net asset value, offering and redemption price per share, $4,308,496 / 475,660 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.06

Class IB
Net asset value, offering and redemption price per share, $1,694,587,012 / 187,050,001 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.06

Class K
Net asset value, offering and redemption price per share, $887,254,418 / 97,962,090 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.06

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($159,991 of dividend income received from affiliates) (net of $99,995 foreign withholding tax)	$49,315,181
Interest	356,579

Total income	49,671,760

EXPENSES
Investment management fees	13,444,623
Distribution fees –Class IB	4,544,397
Administrative fees	3,418,300
Custodian fees	133,100
Professional fees	130,885
Printing and mailing expenses	117,930
Trustees’ fees	56,007
Distribution fees –Class IA	12,399
Miscellaneous	80,296

Gross expenses	21,937,937
Less: Waiver from investment manager	(66,441)

Net expenses	21,871,496

NET INVESTMENT INCOME (LOSS)	27,800,264

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($20,622 of realized gain (loss) from affiliates) .	111,986,583
Futures	10,919,484
Foreign currency transactions	(458)

Net realized gain (loss)	122,905,609

Change in unrealized appreciation (depreciation) on:
Investments ($(72,747) of change in unrealized appreciation (depreciation) from affiliates)	(131,116,506)
Futures	(4,081,719)
Foreign currency translations	(866)

Net change in unrealized appreciation (depreciation)	(135,199,091)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,293,482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,506,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014 (ad)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,800,264	$22,204,453
Net realized gain (loss) on investments, futures and foreign currency transactions	122,905,609	212,205,126
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(135,199,091)	51,947,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,506,782	286,357,398

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(43,276)	(36,581)
Class IB	(16,427,968)	(13,093,000)
Class K	(10,803,284)	(8,569,355)

	(27,274,528)	(21,698,936)

Distributions from net realized capital gains
Class IA	(66,548)	(223,135)
Class IB	(25,440,538)	(79,935,229)
Class K	(13,261,815)	(41,069,632)

	(38,768,901)	(121,227,996)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(66,043,429)	(142,926,932)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 30,807 and 53,818 shares, respectively ]	287,348	486,588
Capital shares issued in connection with merger (Note 8) [ 0 and 455,032 shares, respectively ]	—	4,192,472
Capital shares issued in reinvestment of dividends and distributions [ 12,362 and 28,034 shares, respectively ]	109,824	259,716
Capital shares repurchased [ (144,164) and (93,513) shares, respectively ]	(1,358,256)	(859,729)

Total Class IA transactions	(961,084)	4,079,047

Class IB
Capital shares sold [ 2,594,839 and 2,530,752 shares, respectively ]	24,200,399	22,803,440
Capital shares issued in connection with merger (Note 8) [ 0 and 2,605,119 shares, respectively ]	—	24,006,105
Capital shares issued in reinvestment of dividends and distributions [ 4,711,953 and 10,039,959 shares, respectively ]	41,868,506	93,028,229
Capital shares repurchased [ (26,050,797) and (33,673,110) shares, respectively ]	(243,151,862)	(302,629,724)

Total Class IB transactions	(177,082,957)	(162,791,950)

Class K
Capital shares sold [ 351,963 and 2,430,119 shares, respectively ]	3,261,145	21,528,190
Capital shares issued in connection with merger (Note 8) [ 0 and 61,392,015 shares, respectively ]	—	566,285,754
Capital shares issued in reinvestment of dividends and distributions [ 2,708,312 and 5,356,587 shares, respectively ]	24,065,099	49,638,987
Capital shares repurchased [ (10,765,898) and (15,972,016) shares, respectively ]	(100,673,342)	(145,879,150)

Total Class K transactions	(73,347,098)	491,573,781

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(251,391,139)	332,860,878

TOTAL INCREASE (DECREASE) IN NET ASSETS	(301,927,786)	476,291,344
NET ASSETS:
Beginning of year	2,888,077,712	2,411,786,368

End of year (a)	$2,586,149,926	$2,888,077,712

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$745,017	$509,547

(ad)On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.25	$8.71	$6.92	$6.60	$7.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.06	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.04)	0.94	2.12	0.90	(0.38)

Total from investment operations	0.04	1.00	2.18	0.98	(0.30)

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.04)	(0.08)	(0.09)
Distributions from net realized gains	(0.14)	(0.40)	(0.35)	(0.58)	(0.23)

Total dividends and distributions	(0.23)	(0.46)	(0.39)	(0.66)	(0.32)

Net asset value, end of year	$9.06	$9.25	$8.71	$6.92	$6.60

Total return	0.45%	11.56%	31.62%	14.92%	(4.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,308	$5,337	$1,161	$906	$789
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.89%	0.93%	0.96%	0.69%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.89%	0.93%	0.96%	0.69%
Before waivers, reimbursements and fees paid indirectly (f)	0.88%	0.89%	0.93%	0.96%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.90%	0.71%	0.76%	1.08%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	0.90%	0.71%	0.76%	1.09%	1.11%
Before waivers, reimbursements and fees paid indirectly (f)	0.90%	0.71%	0.76%	1.08%	1.09%
Portfolio turnover rate^	31%	21%	46%	24%	29%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.26	$8.71	$6.92	$6.60	$7.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.06)	0.94	2.12	0.90	(0.39)

Total from investment operations	0.03	1.01	2.18	0.98	(0.31)

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.04)	(0.08)	(0.08)
Distributions from net realized gains	(0.14)	(0.40)	(0.35)	(0.58)	(0.23)

Total dividends and distributions	(0.23)	(0.46)	(0.39)	(0.66)	(0.31)

Net asset value, end of year	$9.06	$9.26	$8.71	$6.92	$6.60

Total return	0.34%	11.68%	31.61%	14.92%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,694,587	$1,904,860	$1,953,737	$168,607	$161,281
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.89%	0.93%	0.96%	0.94	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.89%	0.93%	0.96%	0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.88%	0.89%	0.93%	0.96%	0.95	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.92%	0.79%	0.72%	1.08%	1.04%
After waivers, reimbursements and fees paid indirectly (f)	0.92%	0.79%	0.72%	1.08%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	0.92%	0.79%	0.72%	1.08%	1.04%
Portfolio turnover rate^	31%	21%	46%	24%	29%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$9.25	$8.71	$6.92	$6.60	$6.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.09	0.08	0.10	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.05)	0.94	2.12	0.90	0.26

Total from investment operations	0.06	1.03	2.20	1.00	0.30

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.06)	(0.10)	(0.09)
Distributions from net realized gains	(0.14)	(0.40)	(0.35)	(0.58)	(0.10)

Total dividends and distributions	(0.25)	(0.49)	(0.41)	(0.68)	(0.19)

Net asset value, end of period	$9.06	$9.25	$8.71	$6.92	$6.60

Total return (b)	0.70%	11.84%	31.95%	15.21%	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$887,254	$977,881	$456,889	$391,301	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.63%	0.64%	0.68%	0.71%	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.63%	0.64%	0.68%	0.71%	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.63%	0.64%	0.68%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.17%	1.00%	1.01%	1.33%	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.17%	1.00%	1.01%	1.33%	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.17%	1.00%	1.01%	1.33%	1.73%
Portfolio turnover rate ^	31%	21%	46%	24%	29%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ad)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Marsico Capital Management, LLC – effective January 29, 2016, Loomis, Sayles & Company L.P. replaced Marsico Capital Management, LLC as a sub-adviser to the Portfolio.

➢	T. Rowe Price Associates, Inc.

➢	Wells Capital Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.03%	11.47%	7.54%
Portfolio – Class IB Shares	4.05	11.39	7.37
Portfolio – Class K Shares*	4.26	N/A	15.47
Russell 1000® Growth Index	5.67	13.53	8.53
Volatility Managed Index – Large Cap Growth	4.95	12.57	9.90
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.05% for the year ended December 31, 2015. The Portfolio’s benchmarks, the Russell 1000® Growth Index and the Volatility Managed Index — Large Cap Growth returned 5.67% and 4.95%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•

From a sector perspective, security selection within the Consumer Discretionary, Financials, Information Technology and Industrials sectors contributed to annual returns, as did an underweight in the Energy sector.

•	Underweighting Industrials sector holding Union Pacific Corp. was the leading contributor from an individual security perspective.

•	Within the Information Technology sector, underweights in Oracle Corp. and Qualcomm Inc. and an overweight in Facebook, Inc. were all notable contributors to Portfolio performance.

What hurt performance during the year:

•

From a sector perspective, stock selection was weak in Health Care. Underweight positions in the Consumer Staples, Consumer Discretionary and Information Technology sectors weighed on performance as well.

•	Canadian Pacific Railway and Alibaba, positions not in the benchmark, detracted from performance.

•	Overweighting Chipotle Mexican detracted as well, as the stock fell while the company struggled with a foodborne illness problem.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	25.5%
Consumer Discretionary	18.2
Health Care	14.7
Industrials	8.4
Investment Company	7.8
Consumer Staples	6.9
Exchange Traded Funds	6.8
Financials	4.9
Materials	2.8
Telecommunication Services	1.4
Energy	0.4
Utilities	0.0 #
Cash and Other	2.2

100.0%

# Less than 0.05%

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,006.17	$4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.96	4.29
Class IB
Actual	1,000.00	1,005.88	4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.96	4.29
Class K
Actual	1,000.00	1,006.98	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.22	3.02

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.2%)
Auto Components (0.5%)
BorgWarner, Inc.	135,491	$5,857,276
Delphi Automotive plc	176,924	15,167,695
Gentex Corp.	39,208	627,720
Johnson Controls, Inc.	37,682	1,488,062
Lear Corp.	15,504	1,904,356
Visteon Corp.*	10,719	1,227,325

		26,272,434

Automobiles (0.3%)
Ferrari N.V.*	22,730	1,091,040
Harley-Davidson, Inc.	29,749	1,350,307
Tesla Motors, Inc.*	49,187	11,805,372
Thor Industries, Inc.	12,211	685,648

		14,932,367

Distributors (0.1%)
Genuine Parts Co.	37,239	3,198,458
LKQ Corp.*	80,114	2,373,778

		5,572,236

Diversified Consumer Services (0.3%)
H&R Block, Inc.	58,183	1,938,076
Service Corp. International	52,850	1,375,157
ServiceMaster Global Holdings, Inc.*	342,958	13,457,672

		16,770,905

Hotels, Restaurants & Leisure (3.3%)
Aramark	46,216	1,490,466
Brinker International, Inc.	15,908	762,789
Chipotle Mexican Grill, Inc.*	46,766	22,440,665
Choice Hotels International, Inc.	9,354	471,535
Darden Restaurants, Inc.	6,527	415,378
Dave & Buster’s Entertainment, Inc.*	74,762	3,120,566
Domino’s Pizza, Inc.	14,462	1,608,897
Dunkin’ Brands Group, Inc.	25,346	1,079,486
Extended Stay America, Inc.	15,014	238,723
Hilton Worldwide Holdings, Inc.	231,594	4,956,112
International Game Technology plc	15,860	256,615
Las Vegas Sands Corp.	139,519	6,116,513
Marriott International, Inc., Class A	98,677	6,615,306
McDonald’s Corp.	252,441	29,823,380
MGM Resorts International*	256,594	5,829,816
Norwegian Cruise Line Holdings Ltd.*	31,801	1,863,538
Panera Bread Co., Class A*	6,717	1,308,337
Royal Caribbean Cruises Ltd.	33,500	3,390,535
Six Flags Entertainment Corp.	18,897	1,038,201
Starbucks Corp.	851,689	51,126,891
Starwood Hotels & Resorts Worldwide, Inc.	45,006	3,118,016
Vail Resorts, Inc.	51,430	6,582,526
Wyndham Worldwide Corp.	31,616	2,296,902
Wynn Resorts Ltd.	19,134	1,323,881

Yum! Brands, Inc.	113,880	$8,318,934

		165,594,008

Household Durables (0.3%)
D.R. Horton, Inc.	35,793	1,146,450
GoPro, Inc., Class A*	22,819	410,970
Harman International Industries, Inc.	18,740	1,765,495
Jarden Corp.*	55,587	3,175,129
Leggett & Platt, Inc.	36,179	1,520,242
Lennar Corp., Class A	17,954	878,130
Lennar Corp., Class B	1,063	42,711
Mohawk Industries, Inc.*	11,414	2,161,698
Newell Rubbermaid, Inc.	35,493	1,564,531
NVR, Inc.*	1,070	1,758,010
Tempur Sealy International, Inc.*	16,207	1,141,945
Toll Brothers, Inc.*	16,416	546,653
TopBuild Corp.*	9,893	304,408
Tupperware Brands Corp.	12,631	702,915
Whirlpool Corp.	1,494	219,424

		17,338,711

Internet & Catalog Retail (4.0%)
Amazon.com, Inc.*	202,958	137,177,283
Expedia, Inc.	27,567	3,426,578
Groupon, Inc.*	130,721	401,313
Liberty Interactive Corp. QVC Group*	54,688	1,494,076
Liberty Ventures*	37,169	1,676,694
Netflix, Inc.*	146,703	16,779,889
Priceline Group, Inc.*	27,189	34,664,616
TripAdvisor, Inc.*	29,540	2,518,285

		198,138,734

Leisure Products (0.1%)
Brunswick Corp.	17,990	908,675
Hasbro, Inc.	23,802	1,603,303
Polaris Industries, Inc.	17,504	1,504,469
Vista Outdoor, Inc.*	2,319	103,218

		4,119,665

Media (3.5%)
AMC Networks, Inc., Class A*	15,887	1,186,441
Cablevision Systems Corp. – New York Group, Class A	8,145	259,826
CBS Corp. (Non-Voting), Class B	129,614	6,108,708
Charter Communications, Inc., Class A*	19,741	3,614,577
Cinemark Holdings, Inc.	165,635	5,537,178
Clear Channel Outdoor Holdings, Inc., Class A*	3,953	22,097
Comcast Corp., Class A	595,522	33,605,307
Discovery Communications, Inc., Class A*	37,518	1,000,980
Discovery Communications, Inc., Class C*	65,717	1,657,383
DISH Network Corp., Class A*	38,574	2,205,661
Interpublic Group of Cos., Inc.	108,754	2,531,793
Lions Gate Entertainment Corp.	24,906	806,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Live Nation Entertainment, Inc.*	38,352	$942,309
Madison Square Garden Co., Class A*	5,393	872,587
MSG Networks, Inc., Class A*	16,701	347,381
Omnicom Group, Inc.	64,344	4,868,267
Regal Entertainment Group, Class A	21,641	408,366
Scripps Networks Interactive, Inc., Class A	23,839	1,316,151
Sirius XM Holdings, Inc.*	605,327	2,463,681
Starz, Class A*	22,528	754,688
Time Warner Cable, Inc.	74,450	13,817,176
Time Warner, Inc.	111,844	7,232,951
Twenty-First Century Fox, Inc., Class A	211,125	5,734,155
Twenty-First Century Fox, Inc., Class B	86,226	2,347,934
Viacom, Inc., Class A	2,884	126,867
Viacom, Inc., Class B	91,281	3,757,126
Walt Disney Co.	692,696	72,788,496

		176,314,791

Multiline Retail (0.7%)
Dillard’s, Inc., Class A	793	52,108
Dollar General Corp.	79,986	5,748,594
Dollar Tree, Inc.*	303,943	23,470,478
Macy’s, Inc.	59,777	2,090,999
Nordstrom, Inc.	36,965	1,841,227
Sears Holdings Corp.*	385	7,916
Target Corp.	13,957	1,013,418

		34,224,740

Specialty Retail (3.5%)
Aaron’s, Inc.	2,916	65,289
Advance Auto Parts, Inc.	19,267	2,899,876
AutoNation, Inc.*	19,331	1,153,288
AutoZone, Inc.*	15,814	11,732,565
Bed Bath & Beyond, Inc.*	45,117	2,176,895
Cabela’s, Inc.*	1,452	67,852
CarMax, Inc.*	115,136	6,213,890
CST Brands, Inc.	16,722	654,499
Dick’s Sporting Goods, Inc.	16,419	580,412
DSW, Inc., Class A	1,229	29,324
Foot Locker, Inc.	31,860	2,073,767
Gap, Inc.	62,592	1,546,022
GNC Holdings, Inc., Class A	22,581	700,463
Home Depot, Inc.	484,633	64,092,714
L Brands, Inc.	65,171	6,244,685
Lowe’s Cos., Inc.	334,951	25,469,674
Michaels Cos., Inc.*	16,264	359,597
Murphy USA, Inc.*	772	46,891
Office Depot, Inc.*	27,062	152,630
O’Reilly Automotive, Inc.*	26,598	6,740,465
Penske Automotive Group, Inc.	4,459	188,794
Ross Stores, Inc.	171,053	9,204,362
Sally Beauty Holdings, Inc.*	41,527	1,158,188
Signet Jewelers Ltd.	21,142	2,615,054
Tiffany & Co.	22,422	1,710,574
TJX Cos., Inc.	179,191	12,706,434
Tractor Supply Co.	87,073	7,444,742

Ulta Salon Cosmetics & Fragrance, Inc.*	16,920	$3,130,200
Urban Outfitters, Inc.*	23,749	540,290
Williams-Sonoma, Inc.	24,057	1,405,169

		173,104,605

Textiles, Apparel & Luxury Goods (1.6%)
Carter’s, Inc.	13,944	1,241,434
Coach, Inc.	9,888	323,634
Fossil Group, Inc.*	9,132	333,866
Hanesbrands, Inc.	270,386	7,957,460
Kate Spade & Co.*	34,143	606,721
lululemon athletica, Inc.*	29,149	1,529,448
Michael Kors Holdings Ltd.*	52,331	2,096,380
NIKE, Inc., Class B	869,620	54,351,250
Ralph Lauren Corp.	919	102,450
Skechers USA, Inc., Class A*	32,327	976,599
Under Armour, Inc., Class A*	47,047	3,792,459
VF Corp.	89,015	5,541,184

		78,852,885

Total Consumer Discretionary		911,236,081

Consumer Staples (6.9%)
Beverages (2.3%)
Brown-Forman Corp., Class A	6,605	727,276
Brown-Forman Corp., Class B	28,652	2,844,571
Coca-Cola Co.	1,032,723	44,365,780
Coca-Cola Enterprises, Inc.	61,361	3,021,416
Constellation Brands, Inc., Class A	96,510	13,746,884
Dr. Pepper Snapple Group, Inc.	50,496	4,706,227
Monster Beverage Corp.*	39,402	5,869,322
PepsiCo, Inc.	388,742	38,843,101

		114,124,577

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	125,265	20,230,297
CVS Health Corp.	311,575	30,462,688
Kroger Co.	502,526	21,020,663
Rite Aid Corp.*	155,884	1,222,131
Sprouts Farmers Market, Inc.*	40,305	1,071,710
Sysco Corp.	48,790	2,000,390
Walgreens Boots Alliance, Inc.	159,450	13,577,965
Whole Foods Market, Inc.	86,433	2,895,505

		92,481,349

Food Products (1.0%)
Blue Buffalo Pet Products, Inc.*	6,819	127,584
Campbell Soup Co.	26,743	1,405,345
ConAgra Foods, Inc.	15,570	656,431
Flowers Foods, Inc.	40,839	877,630
General Mills, Inc.	156,990	9,052,043
Hain Celestial Group, Inc.*	27,275	1,101,637
Hershey Co.	38,368	3,425,111
Hormel Foods Corp.	35,243	2,787,016
Ingredion, Inc.	2,449	234,712
Kellogg Co.	59,195	4,278,023
Keurig Green Mountain, Inc.	34,001	3,059,410
Kraft Heinz Co.	155,897	11,343,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

McCormick & Co., Inc. (Non-Voting)	33,655	$2,879,522
Mead Johnson Nutrition Co.	53,346	4,211,667
Pilgrim’s Pride Corp.	2,082	45,991
Tyson Foods, Inc., Class A	4,199	223,933
WhiteWave Foods Co.*	46,120	1,794,529

		47,503,650

Household Products (0.6%)
Church & Dwight Co., Inc.	34,468	2,925,644
Clorox Co.	27,397	3,474,761
Colgate-Palmolive Co.	208,931	13,918,983
Kimberly-Clark Corp.	76,042	9,680,147
Spectrum Brands Holdings, Inc.	6,765	688,677

		30,688,212

Personal Products (0.1%)
Coty, Inc., Class A	22,235	569,883
Estee Lauder Cos., Inc., Class A	55,245	4,864,874
Herbalife Ltd.*	16,455	882,317
Nu Skin Enterprises, Inc., Class A	3,439	130,304

		6,447,378

Tobacco (1.1%)
Altria Group, Inc.	487,367	28,369,633
Philip Morris International, Inc.	203,180	17,861,554
Reynolds American, Inc.	217,466	10,036,056

		56,267,243

Total Consumer Staples		347,512,409

Energy (0.4%)
Energy Equipment & Services (0.2%)
FMC Technologies, Inc.*	39,995	1,160,255
Oceaneering International, Inc.	4,827	181,109
RPC, Inc.	2,006	23,972
Schlumberger Ltd.	106,132	7,402,707

		8,768,043

Oil, Gas & Consumable Fuels (0.2%)
Cabot Oil & Gas Corp.	108,930	1,926,972
Continental Resources, Inc.*	7,086	162,836
CVR Energy, Inc.	1,605	63,157
EOG Resources, Inc.	12,433	880,132
HollyFrontier Corp.	7,524	300,132
Marathon Petroleum Corp.	10,843	562,101
Memorial Resource Development Corp.*	23,061	372,435
ONEOK, Inc.	24,438	602,641
Range Resources Corp.	3,117	76,709
Targa Resources Corp.	7,136	193,100
Teekay Corp.	5,056	49,903
Tesoro Corp.	2,144	225,913
Williams Cos., Inc.	197,251	5,069,351
World Fuel Services Corp.	3,649	140,341

		10,625,723

Total Energy		19,393,766

Financials (4.9%)
Banks (0.1%)
Signature Bank/New York*	12,238	$1,876,942
SVB Financial Group*	8,475	1,007,678

		2,884,620

Capital Markets (1.6%)
Affiliated Managers Group, Inc.*	14,413	2,302,621
Ameriprise Financial, Inc.	39,792	4,234,665
Artisan Partners Asset Management, Inc., Class A	9,166	330,526
Bank of New York Mellon Corp.	32,214	1,327,861
BlackRock, Inc.	14,107	4,803,716
Charles Schwab Corp.	859,623	28,307,385
Eaton Vance Corp.	31,032	1,006,368
Federated Investors, Inc., Class B	24,386	698,659
Interactive Brokers Group, Inc., Class A	1,399	60,996
Invesco Ltd.	14,167	474,311
Lazard Ltd., Class A	33,024	1,486,410
Legg Mason, Inc.	8,284	324,981
LPL Financial Holdings, Inc.	21,714	926,102
Morgan Stanley	157,800	5,019,618
NorthStar Asset Management Group, Inc.	50,399	611,844
Raymond James Financial, Inc.	134,375	7,789,719
SEI Investments Co.	161,803	8,478,477
State Street Corp.	44,100	2,926,476
T. Rowe Price Group, Inc.	68,630	4,906,359
TD Ameritrade Holding Corp.	128,595	4,463,532
Waddell & Reed Financial, Inc., Class A	20,627	591,170

		81,071,796

Consumer Finance (0.2%)
Ally Financial, Inc.*	9,952	185,505
American Express Co.	44,153	3,070,841
Credit Acceptance Corp.*	2,225	476,195
LendingClub Corp.*	18,645	206,027
Santander Consumer USA Holdings, Inc.*	1,541	24,425
SLM Corp.*	101,828	663,919
Synchrony Financial*	160,042	4,866,877

		9,493,789

Diversified Financial Services (0.9%)
Berkshire Hathaway, Inc., Class B*	31,839	4,204,022
CBOE Holdings, Inc.	21,840	1,417,416
FactSet Research Systems, Inc.	11,000	1,788,270
Intercontinental Exchange, Inc.	62,421	15,996,006
Leucadia National Corp.	12,298	213,862
McGraw Hill Financial, Inc.	153,054	15,088,063
Moody’s Corp.	46,751	4,690,995
Morningstar, Inc.	4,941	397,306
MSCI, Inc.	27,079	1,953,208

		45,749,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Insurance (0.3%)
AmTrust Financial Services, Inc.	600	$36,948
Aon plc	74,228	6,844,564
Arthur J. Gallagher & Co.	24,550	1,005,077
Erie Indemnity Co., Class A	6,450	616,878
Markel Corp.*	370	326,839
Marsh & McLennan Cos., Inc.	84,697	4,696,449

		13,526,755

Real Estate Investment Trusts (REITs) (1.6%)
American Tower Corp. (REIT)	178,371	17,293,068
Boston Properties, Inc. (REIT)	36,888	4,704,695
Columbia Property Trust, Inc. (REIT)	4,262	100,072
Crown Castle International Corp. (REIT)	128,728	11,128,536
Digital Realty Trust, Inc. (REIT)	20,393	1,542,119
Empire State Realty Trust, Inc. (REIT), Class A	13,112	236,934
Equinix, Inc. (REIT)	16,216	4,903,718
Equity LifeStyle Properties, Inc. (REIT)	22,406	1,493,808
Extra Space Storage, Inc. (REIT)	32,337	2,852,447
Federal Realty Investment Trust (REIT)	18,089	2,642,803
Four Corners Property Trust, Inc. (REIT)*	2,176	52,564
Gaming and Leisure Properties, Inc. (REIT)	3,351	93,158
Healthcare Trust of America, Inc. (REIT), Class A	3,427	92,426
Iron Mountain, Inc. (REIT)	22,106	597,083
Lamar Advertising Co. (REIT), Class A	21,488	1,288,850
Omega Healthcare Investors, Inc. (REIT)	13,051	456,524
Plum Creek Timber Co., Inc. (REIT)	18,854	899,713
Post Properties, Inc. (REIT)	4,661	275,745
Public Storage (REIT)	34,827	8,626,648
Simon Property Group, Inc. (REIT)	81,978	15,939,802
Tanger Factory Outlet Centers, Inc. (REIT)	25,024	818,285
Taubman Centers, Inc. (REIT)	6,032	462,775
Welltower, Inc. (REIT)	41,647	2,833,245
Weyerhaeuser Co. (REIT)	11,489	344,440

		79,679,458

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	290,371	10,041,029
Howard Hughes Corp.*	4,262	482,288
Jones Lang LaSalle, Inc.	8,528	1,363,286
Realogy Holdings Corp.*	14,239	522,144

		12,408,747

Total Financials		244,814,313

Health Care (14.7%)
Biotechnology (5.6%)
Agios Pharmaceuticals, Inc.*	6,876	$446,390
Alexion Pharmaceuticals, Inc.*	152,393	29,068,965
Alkermes plc*	32,412	2,572,864
Alnylam Pharmaceuticals, Inc.*	15,904	1,497,202
Amgen, Inc.	259,366	42,102,883
Baxalta, Inc.	91,020	3,552,511
Biogen, Inc.*	71,432	21,883,193
BioMarin Pharmaceutical, Inc.*	65,028	6,812,333
Bluebird Bio, Inc.*	9,362	601,228
Celgene Corp.*	473,251	56,676,540
Gilead Sciences, Inc.	496,811	50,272,305
Incyte Corp.*	75,404	8,177,564
Intercept Pharmaceuticals, Inc.*	4,140	618,309
Intrexon Corp.*	12,110	365,116
Ionis Pharmaceuticals, Inc.*	31,496	1,950,547
Juno Therapeutics, Inc.*	3,331	146,464
Medivation, Inc.*	41,429	2,002,678
OPKO Health, Inc.*	79,656	800,543
Puma Biotechnology, Inc.*	6,667	522,693
Regeneron Pharmaceuticals, Inc.*	56,226	30,523,409
Seattle Genetics, Inc.*	27,979	1,255,697
United Therapeutics Corp.*	12,174	1,906,570
Vertex Pharmaceuticals, Inc.*	145,419	18,298,073

		282,054,077

Health Care Equipment & Supplies (1.3%)
Alere, Inc.*	164,614	6,434,761
Align Technology, Inc.*	107,350	7,068,997
Baxter International, Inc.	91,020	3,472,413
Becton, Dickinson and Co.	55,146	8,497,447
Boston Scientific Corp.*	27,663	510,106
C.R. Bard, Inc.	19,554	3,704,310
Cooper Cos., Inc.	8,758	1,175,324
DENTSPLY International, Inc.	9,530	579,900
DexCom, Inc.*	20,873	1,709,499
Edwards Lifesciences Corp.*	56,656	4,474,691
Hill-Rom Holdings, Inc.	13,998	672,744
Hologic, Inc.*	64,759	2,505,526
IDEXX Laboratories, Inc.*	24,605	1,794,197
Intuitive Surgical, Inc.*	22,958	12,538,741
ResMed, Inc.	37,115	1,992,704
Sirona Dental Systems, Inc.*	14,567	1,596,106
St. Jude Medical, Inc.	41,766	2,579,886
Stryker Corp.	45,101	4,191,687
Varian Medical Systems, Inc.*	26,284	2,123,747
Zimmer Biomet Holdings, Inc.	2,672	274,120

		67,896,906

Health Care Providers & Services (3.1%)
Acadia Healthcare Co., Inc.*	13,612	850,206
Aetna, Inc.	22,624	2,446,107
AmerisourceBergen Corp.	54,232	5,624,401
Anthem, Inc.	59,805	8,339,209
Brookdale Senior Living, Inc.*	9,870	182,200
Cardinal Health, Inc.	78,766	7,031,441
Centene Corp.*	31,319	2,061,104
Cigna Corp.	94,682	13,854,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

DaVita HealthCare Partners, Inc.*	13,382	$932,859
Envision Healthcare Holdings, Inc.*	49,390	1,282,658
Express Scripts Holding Co.*	149,491	13,067,008
HCA Holdings, Inc.*	6,656	450,145
Health Net, Inc.*	3,555	243,375
Henry Schein, Inc.*	22,023	3,483,818
Humana, Inc.	60,629	10,822,883
Laboratory Corp. of America Holdings*	8,753	1,082,221
LifePoint Health, Inc.*	1,213	89,034
McKesson Corp.	91,752	18,096,247
MEDNAX, Inc.*	14,214	1,018,575
Patterson Cos., Inc.	12,584	568,923
Premier, Inc., Class A*	9,680	341,414
Tenet Healthcare Corp.*	26,132	791,800
UnitedHealth Group, Inc.	515,425	60,634,597
Universal Health Services, Inc., Class B	4,413	527,309
VCA, Inc.*	20,520	1,128,600

		154,950,951

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	15,710	241,620
athenahealth, Inc.*	10,116	1,628,373
Cerner Corp.*	78,921	4,748,677
IMS Health Holdings, Inc.*	35,203	896,620
Inovalon Holdings, Inc., Class A*	7,083	120,411
Veeva Systems, Inc., Class A*	18,705	539,639

		8,175,340

Life Sciences Tools & Services (0.5%)
Bio-Techne Corp.	3,964	356,760
Bruker Corp.*	29,543	717,009
Charles River Laboratories International, Inc.*	12,462	1,001,820
Illumina, Inc.*	46,552	8,935,424
Mettler-Toledo International, Inc.*	7,366	2,498,032
PerkinElmer, Inc.	4,368	233,994
Quintiles Transnational Holdings, Inc.*	19,928	1,368,256
Thermo Fisher Scientific, Inc.	35,330	5,011,560
VWR Corp.*	3,997	113,155
Waters Corp.*	21,779	2,931,018

		23,167,028

Pharmaceuticals (4.0%)
AbbVie, Inc.	435,944	25,825,323
Akorn, Inc.*	20,375	760,191
Allergan plc*	95,577	29,867,813
Bristol-Myers Squibb Co.	669,355	46,044,930
Eli Lilly & Co.	257,700	21,713,802
Endo International plc*	20,417	1,249,929
Jazz Pharmaceuticals plc*	16,083	2,260,626
Johnson & Johnson	94,212	9,677,457
Mallinckrodt plc*	12,119	904,441
Merck & Co., Inc.	84,824	4,480,404
Mylan N.V.*	93,859	5,074,956

Novartis AG (Registered)	165,955	$14,185,268
Pacira Pharmaceuticals, Inc.*	199,467	15,317,071
Perrigo Co. plc	7,168	1,037,210
Shire plc (ADR)	27,540	5,645,700
Valeant Pharmaceuticals International, Inc.*	52,445	5,331,034
Zoetis, Inc.	243,844	11,685,004

		201,061,159

Total Health Care		737,305,461

Industrials (8.4%)
Aerospace & Defense (2.2%)
B/E Aerospace, Inc.	28,235	1,196,317
Boeing Co.	348,121	50,334,815
BWX Technologies, Inc.	5,947	188,936
General Dynamics Corp.	23,496	3,227,411
Hexcel Corp.	25,565	1,187,494
Honeywell International, Inc.	205,875	21,322,474
Huntington Ingalls Industries, Inc.	12,757	1,618,226
Lockheed Martin Corp.	51,312	11,142,401
Northrop Grumman Corp.	14,622	2,760,780
Orbital ATK, Inc.	25,410	2,270,129
Precision Castparts Corp.	6,921	1,605,741
Rockwell Collins, Inc.	34,836	3,215,363
Spirit AeroSystems Holdings, Inc., Class A*	34,428	1,723,810
Textron, Inc.	16,917	710,683
TransDigm Group, Inc.*	14,033	3,205,839
United Technologies Corp.	21,570	2,072,230

		107,782,649

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	38,409	2,382,126
Expeditors International of Washington, Inc.	50,376	2,271,958
FedEx Corp.	45,453	6,772,042
United Parcel Service, Inc., Class B	184,765	17,779,936

		29,206,062

Airlines (1.1%)
Alaska Air Group, Inc.	34,142	2,748,772
American Airlines Group, Inc.	367,936	15,582,090
Delta Air Lines, Inc.	383,903	19,460,043
JetBlue Airways Corp.*	30,269	685,593
Southwest Airlines Co.	176,007	7,578,861
Spirit Airlines, Inc.*	19,082	760,418
United Continental Holdings, Inc.*	149,010	8,538,273

		55,354,050

Building Products (0.2%)
A.O. Smith Corp.	19,435	1,488,915
Allegion plc	25,132	1,656,701
Armstrong World Industries, Inc.*	6,291	287,687
Fortune Brands Home & Security, Inc.	14,507	805,139
Lennox International, Inc.	10,565	1,319,569
Masco Corp.	91,809	2,598,195

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

USG Corp.*	24,055	$584,296

		8,740,502

Commercial Services & Supplies (0.4%)
Cintas Corp.	23,713	2,159,069
Clean Harbors, Inc.*	10,448	435,159
Copart, Inc.*	31,487	1,196,821
Covanta Holding Corp.	30,558	473,343
KAR Auction Services, Inc.	198,724	7,358,750
Pitney Bowes, Inc.	20,437	422,024
R.R. Donnelley & Sons Co.	28,893	425,305
Rollins, Inc.	25,531	661,253
Stericycle, Inc.*	22,399	2,701,319
Tyco International plc	96,914	3,090,588
Waste Management, Inc.	10,206	544,694

		19,468,325

Construction & Engineering (0.0%)
AECOM*	5,544	166,487
Quanta Services, Inc.*	10,041	203,330

		369,817

Electrical Equipment (0.3%)
Acuity Brands, Inc.	11,439	2,674,438
AMETEK, Inc.	63,609	3,408,806
Babcock & Wilcox Enterprises, Inc.*	2,973	62,047
Emerson Electric Co.	121,271	5,800,392
Hubbell, Inc.	2,133	215,519
Regal Beloit Corp.	664	38,857
Rockwell Automation, Inc.	35,443	3,636,806
SolarCity Corp.*	15,910	811,728

		16,648,593

Industrial Conglomerates (1.1%)
3M Co.	167,064	25,166,521
Carlisle Cos., Inc.	82,297	7,298,921
Danaher Corp.	180,479	16,762,889
Roper Technologies, Inc.	38,634	7,332,347

		56,560,678

Machinery (1.0%)
Allison Transmission Holdings, Inc.	25,236	653,360
Caterpillar, Inc.	27,663	1,879,977
Cummins, Inc.	35,528	3,126,819
Deere & Co.	15,962	1,217,422
Donaldson Co., Inc.	32,366	927,610
Flowserve Corp.	66,984	2,818,687
Graco, Inc.	15,550	1,120,688
IDEX Corp.	18,570	1,422,648
Illinois Tool Works, Inc.	78,805	7,303,647
Ingersoll-Rand plc	4,691	259,365
Lincoln Electric Holdings, Inc.	18,335	951,403
Middleby Corp.*	15,070	1,625,601
Nordson Corp.	16,120	1,034,098
PACCAR, Inc.	84,472	4,003,973
Parker-Hannifin Corp.	16,515	1,601,625
Proto Labs, Inc.*	32,291	2,056,614
Snap-on, Inc.	15,300	2,622,879
Stanley Black & Decker, Inc.	3,678	392,553
Toro Co.	14,661	1,071,279

Valmont Industries, Inc.	406	$43,044
WABCO Holdings, Inc.*	14,302	1,462,523
Wabtec Corp.	137,636	9,788,672

		47,384,487

Professional Services (0.4%)
Dun & Bradstreet Corp.	2,714	282,066
Equifax, Inc.	31,343	3,490,670
IHS, Inc., Class A*	20,011	2,369,903
Nielsen Holdings plc	66,788	3,112,321
Robert Half International, Inc.	35,575	1,677,005
Towers Watson & Co., Class A	3,216	413,127
TransUnion*	6,835	188,441
Verisk Analytics, Inc.*	137,858	10,598,523

		22,132,056

Road & Rail (0.7%)
AMERCO	905	352,498
Avis Budget Group, Inc.*	28,189	1,022,979
Canadian Pacific Railway Ltd.	30,900	3,942,840
CSX Corp.	67,132	1,742,075
Genesee & Wyoming, Inc., Class A*	5,357	287,617
Hertz Global Holdings, Inc.*	106,897	1,521,144
J.B. Hunt Transport Services, Inc.	24,225	1,777,146
Landstar System, Inc.	11,526	676,000
Old Dominion Freight Line, Inc.*	84,552	4,994,487
Union Pacific Corp.	230,601	18,032,998

		34,349,784

Trading Companies & Distributors (0.4%)
Air Lease Corp.	128,786	4,311,755
Fastenal Co.	77,418	3,160,203
HD Supply Holdings, Inc.*	234,281	7,035,458
MSC Industrial Direct Co., Inc., Class A	4,082	229,694
United Rentals, Inc.*	25,539	1,852,599
W.W. Grainger, Inc.	16,537	3,350,231
Watsco, Inc.	6,822	799,061

		20,739,001

Total Industrials		418,736,004

Information Technology (25.5%)
Communications Equipment (0.6%)
Arista Networks, Inc.*	9,029	702,817
ARRIS Group, Inc.*	18,160	555,151
CommScope Holding Co., Inc.*	12,133	314,124
F5 Networks, Inc.*	18,945	1,836,907
Harris Corp.	62,274	5,411,611
Juniper Networks, Inc.	18,602	513,415
Motorola Solutions, Inc.	46,538	3,185,526
Palo Alto Networks, Inc.*	65,836	11,596,353
QUALCOMM, Inc.	60,255	3,011,846

		27,127,750

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	81,360	4,249,433
CDW Corp.	34,525	1,451,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Cognex Corp.	22,759	$768,571
Fitbit, Inc., Class A*	7,691	227,577
FLIR Systems, Inc.	23,728	666,045
Ingram Micro, Inc., Class A	2,445	74,279
IPG Photonics Corp.*	9,012	803,510
Jabil Circuit, Inc.	8,959	208,655
Keysight Technologies, Inc.*	37,736	1,069,061
National Instruments Corp.	6,909	198,219
Trimble Navigation Ltd.*	3,841	82,389
Zebra Technologies Corp., Class A*	13,623	948,842

		10,748,012

Internet Software & Services (8.5%)
Akamai Technologies, Inc.*	139,757	7,355,411
Alibaba Group Holding Ltd. (ADR)*	326,925	26,569,195
Alphabet, Inc., Class A*	150,976	117,460,838
Alphabet, Inc., Class C*	113,569	86,185,243
CoStar Group, Inc.*	33,334	6,889,804
eBay, Inc.*	319,943	8,792,034
Facebook, Inc., Class A*	1,265,393	132,436,031
GoDaddy, Inc., Class A*	6,592	211,340
IAC/InterActiveCorp	19,524	1,172,416
LinkedIn Corp., Class A*	51,265	11,538,726
Pandora Media, Inc.*	55,437	743,410
Rackspace Hosting, Inc.*	32,431	821,153
Tencent Holdings Ltd.	320,500	6,252,329
Tencent Holdings Ltd. (ADR)	296,680	5,820,862
Twitter, Inc.*	148,852	3,444,435
VeriSign, Inc.*	76,445	6,678,235
Yelp, Inc.*	16,917	487,210
Zillow Group, Inc., Class A*	7,348	191,342
Zillow Group, Inc., Class C*	13,673	321,042

		423,371,056

IT Services (5.4%)
Accenture plc, Class A	165,430	17,287,435
Alliance Data Systems Corp.*	34,592	9,567,109
Automatic Data Processing, Inc.	99,297	8,412,442
Black Knight Financial Services, Inc., Class A*	5,071	167,647
Booz Allen Hamilton Holding Corp.	25,265	779,425
Broadridge Financial Solutions, Inc.	31,557	1,695,558
Cognizant Technology Solutions Corp., Class A*	249,730	14,988,794
CoreLogic, Inc.*	10,567	357,799
DST Systems, Inc.	7,416	845,869
EPAM Systems, Inc.*	79,603	6,258,388
Fidelity National Information Services, Inc.	32,176	1,949,865
First Data Corp., Class A*	36,662	587,325
Fiserv, Inc.*	101,057	9,242,673
FleetCor Technologies, Inc.*	24,179	3,455,904
Gartner, Inc.*	21,867	1,983,337
Genpact Ltd.*	41,897	1,046,587
Global Payments, Inc.	35,006	2,258,237
International Business Machines Corp.	132,727	18,265,890
Jack Henry & Associates, Inc.	21,478	1,676,573

Leidos Holdings, Inc.	1,603	$90,185
MasterCard, Inc., Class A	402,086	39,147,093
Paychex, Inc.	74,512	3,940,940
PayPal Holdings, Inc.*	532,893	19,290,727
Sabre Corp.	29,769	832,639
Teradata Corp.*	27,568	728,346
Total System Services, Inc.	43,517	2,167,147
Vantiv, Inc., Class A*	37,757	1,790,437
VeriFone Systems, Inc.*	29,858	836,621
Visa, Inc., Class A	1,277,886	99,100,059
Western Union Co.	135,979	2,435,384
WEX, Inc.*	10,179	899,824

		272,086,259

Semiconductors & Semiconductor Equipment (1.2%)
Analog Devices, Inc.	75,558	4,179,869
Applied Materials, Inc.	179,413	3,349,641
ASML Holding N.V. (N.Y. Shares)	15,000	1,331,550
Atmel Corp.	109,283	940,927
Avago Technologies Ltd.	67,577	9,808,801
Broadcom Corp., Class A	10,703	618,847
Intel Corp.	87,459	3,012,963
KLA-Tencor Corp.	42,118	2,920,883
Lam Research Corp.	29,773	2,364,572
Linear Technology Corp.	63,068	2,678,498
Maxim Integrated Products, Inc.	25,731	977,778
Microchip Technology, Inc.	55,071	2,563,004
Micron Technology, Inc.*	22,160	313,786
ON Semiconductor Corp.*	104,955	1,028,559
Qorvo, Inc.*	39,356	2,003,220
Skyworks Solutions, Inc.	50,329	3,866,777
SunEdison, Inc.*	67,637	344,272
SunPower Corp.*	1,074	32,231
Texas Instruments, Inc.	273,997	15,017,776
Xilinx, Inc.	15,995	751,285

		58,105,239

Software (5.5%)
Adobe Systems, Inc.*	199,454	18,736,709
ANSYS, Inc.*	4,440	410,700
Autodesk, Inc.*	44,548	2,714,310
Cadence Design Systems, Inc.*	76,910	1,600,497
CDK Global, Inc.	42,222	2,004,278
Citrix Systems, Inc.*	42,215	3,193,565
CyberArk Software Ltd.*	88,911	4,013,443
Electronic Arts, Inc.*	422,876	29,060,039
FireEye, Inc.*	36,213	751,058
Fortinet, Inc.*	37,956	1,183,088
Intuit, Inc.	72,602	7,006,093
King Digital Entertainment plc	20,839	372,601
Microsoft Corp.	1,505,904	83,547,554
Mobileye N.V.*	69,500	2,938,460
NetSuite, Inc.*	34,329	2,904,920
Oracle Corp.	500,675	18,289,658
Paycom Software, Inc.*	114,720	4,316,914
PTC, Inc.*	30,284	1,048,735
Red Hat, Inc.*	48,280	3,998,067
salesforce.com, Inc.*	592,045	46,416,328
ServiceNow, Inc.*	131,004	11,339,706
SolarWinds, Inc.*	16,305	960,364
Solera Holdings, Inc.	17,540	961,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Splunk, Inc.*	102,254	$6,013,558
SS&C Technologies Holdings, Inc.	19,000	1,297,130
Synopsys, Inc.*	3,162	144,219
Tableau Software, Inc., Class A*	56,073	5,283,198
Take-Two Interactive Software, Inc.*	181,530	6,324,505
Tyler Technologies, Inc.*	32,850	5,726,412
Ultimate Software Group, Inc.*	7,477	1,461,828
VMware, Inc., Class A*	21,767	1,231,359
Workday, Inc., Class A*	27,940	2,226,259

		277,477,273

Technology Hardware, Storage & Peripherals (4.1%)
3D Systems Corp.*	11,460	99,587
Apple, Inc.	1,945,456	204,778,699
EMC Corp.	41,941	1,077,045
NetApp, Inc.	23,111	613,135

		206,568,466

Total Information Technology		1,275,484,055

Materials (2.8%)
Chemicals (2.3%)
Air Products and Chemicals, Inc.	46,551	6,056,751
Airgas, Inc.	3,969	548,992
Ashland, Inc.	29,893	3,070,011
Axalta Coating Systems Ltd.*	187,812	5,005,190
Celanese Corp.	3,039	204,616
CF Industries Holdings, Inc.	61,982	2,529,485
Chermours Co.	23,361	125,215
Dow Chemical Co.	38,599	1,987,077
E.I. du Pont de Nemours & Co.	110,145	7,335,657
Eastman Chemical Co.	9,556	645,126
Ecolab, Inc.	69,532	7,953,070
FMC Corp.	25,462	996,328
Huntsman Corp.	34,551	392,845
International Flavors & Fragrances, Inc.	21,303	2,548,691
LyondellBasell Industries N.V., Class A	96,430	8,379,767
Monsanto Co.	115,999	11,428,222
NewMarket Corp.	2,232	849,789
Platform Specialty Products Corp.*	5,493	70,475
PPG Industries, Inc.	71,597	7,075,216
Praxair, Inc.	63,251	6,476,902
RPM International, Inc.	34,953	1,540,029
Scotts Miracle-Gro Co., Class A	10,871	701,288
Sherwin-Williams Co.	141,738	36,795,185
Valspar Corp.	21,376	1,773,139
W.R. Grace & Co.*	19,165	1,908,642

		116,397,708

Construction Materials (0.2%)
Eagle Materials, Inc.	13,230	799,489
Martin Marietta Materials, Inc.	17,634	2,408,452
Vulcan Materials Co.	60,962	5,789,561

		8,997,502

Containers & Packaging (0.2%)
AptarGroup, Inc.	3,235	$235,023
Avery Dennison Corp.	22,118	1,385,914
Ball Corp.	36,307	2,640,608
Bemis Co., Inc.	2,967	132,595
Crown Holdings, Inc.*	15,995	810,946
Graphic Packaging Holding Co.	49,002	628,696
Owens-Illinois, Inc.*	2,838	49,438
Packaging Corp. of America	25,759	1,624,105
Sealed Air Corp.	55,351	2,468,654
Silgan Holdings, Inc.	10,814	580,928
WestRock Co.	6,743	307,616

		10,864,523

Metals & Mining (0.0%)
Compass Minerals International, Inc.	8,723	656,580
Royal Gold, Inc.	960	35,011
Southern Copper Corp.	9,330	243,700
Steel Dynamics, Inc.	7,497	133,971
Tahoe Resources, Inc.	5,732	49,697

		1,118,959

Paper & Forest Products (0.1%)
International Paper Co.	105,312	3,970,262

Total Materials		141,348,954

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	235,671	8,109,439
Level 3 Communications, Inc.*	9,054	492,175
Verizon Communications, Inc.	996,797	46,071,957
Zayo Group Holdings, Inc.*	203,655	5,415,187

		60,088,758

Wireless Telecommunication Services (0.2%)
SBA Communications Corp., Class A*	84,442	8,872,321
T-Mobile US, Inc.*	12,500	489,000

		9,361,321

Total Telecommunication Services		69,450,079

Utilities (0.0%)
Electric Utilities (0.0%)
ITC Holdings Corp.	15,186	596,051

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.*	12,064	174,566
TerraForm Power, Inc., Class A*	743	9,347

		183,913

Multi-Utilities (0.0%)
Dominion Resources, Inc.	7,910	535,032

Total Utilities		1,314,996

Total Common Stocks (83.2%) (Cost $2,858,027,128)		4,166,596,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(6.8%)
iShares® Core S&P 500 ETF	5,579	$1,142,970
iShares® Morningstar Large-Cap ETF	10,023	1,193,439
iShares® Morningstar Large-Cap Growth ETF‡	652,165	78,396,755
iShares® Morningstar Large-Cap Value ETF	25,268	2,066,670
iShares® Russell 1000 ETF	3,225	365,425
iShares® Russell 1000 Growth ETF	1,038,773	103,337,138
iShares® Russell 1000 Value ETF	52,290	5,117,099
iShares® S&P 100 ETFJDR	2,587	235,857
iShares® S&P 500 Growth ETF	600,750	69,566,850
iShares® S&P 500 Value ETF	6,504	575,799
Vanguard Growth ETF	706,222	75,134,958
Vanguard Large-Cap ETF	600	56,100
Vanguard Value ETF	29,200	2,380,384

Total Investment Companies (6.8%) (Cost $203,189,006)		339,569,444

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Pharmaceauticals, Inc. (Contingent Value Shares) (b)*† (Cost $—)	306	—

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (7.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	391,147,217	$391,147,217

Total Short-Term Investment (7.8%) (Cost $391,147,217)		391,147,217

Total Investments (97.8%) (Cost $3,452,363,351)		4,897,312,779
Other Assets Less Liabilities (2.2%)		112,092,796

Net Assets (100%)		$5,009,405,575

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
iShares® Morningstar Large-Cap Growth ETF	$67,608,504	$6,447,655	$—	$78,396,755	$738,920	$—

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	1,042	March-16	$97,557,417	$95,608,710	$(1,948,707)
S&P 500 E-Mini Index	3,773	March-16	386,865,159	383,978,210	(2,886,949)

					$(4,835,656)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$911,236,081	$—	$—		$911,236,081
Consumer Staples	347,512,409	—	—		347,512,409
Energy	19,393,766	—	—		19,393,766
Financials	244,814,313	—	—		244,814,313
Health Care	723,120,193	14,185,268	—		737,305,461
Industrials	418,736,004	—	—		418,736,004
Information Technology	1,269,231,726	6,252,329	—		1,275,484,055
Materials	141,348,954	—	—		141,348,954
Telecommunication Services	69,450,079	—	—		69,450,079
Utilities	1,314,996	—	—		1,314,996
Investment Companies
Exchange Traded Funds (ETFs)	339,569,444	—	—		339,569,444
Rights
Health Care	—	—	—	(a)	— (a)
Short-Term Investments	391,147,217	—	—		391,147,217

Total Assets	$4,876,875,182	$20,437,597	$—		$4,897,312,779

Liabilities:
Futures	$(4,835,656)	$—	$—		$(4,835,656)

Total Liabilities	$(4,835,656)	$—	$—		$(4,835,656)

Total	$4,872,039,526	$20,437,597	$—		$4,892,477,123

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(4,835,656	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$36,254,040	$36,254,040

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(5,747,381)	$(5,747,381)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $735,842,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$1,854,749,330
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 17%)*	$2,045,740,685

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,490,166,029
Aggregate gross unrealized depreciation	(74,608,776)

Net unrealized appreciation	$1,415,557,253

Federal income tax cost of investments	$3,481,755,526

For the year ended December 31, 2015, the Portfolio incurred approximately $8,641 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $45,927,075)	$78,396,755
Unaffiliated Issuers (Cost $3,406,436,276)	4,818,916,024
Cash	97,996,205
Cash held as collateral at broker	21,995,200
Dividends, interest and other receivables	3,478,945
Receivable for securities sold	1,857,134
Other assets	16,116

Total assets	5,022,656,379

LIABILITIES
Due to broker for futures variation margin	4,838,396
Payable for securities purchased	4,656,328
Investment management fees payable	1,928,175
Distribution fees payable – Class IB	878,526
Administrative fees payable	531,885
Distribution fees payable – Class IA	10,283
Trustees’ fees payable	9,784
Accrued expenses	397,427

Total liabilities	13,250,804

NET ASSETS	$5,009,405,575

Net assets were comprised of:
Paid in capital	$3,634,981,934
Accumulated undistributed net investment income (loss)	505,318
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(66,192,575)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,440,110,898

Net assets	$5,009,405,575

Class IA
Net asset value, offering and redemption price per share, $48,031,056 / 1,751,243 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.43

Class IB
Net asset value, offering and redemption price per share, $4,104,761,913 / 153,216,755 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.79

Class K
Net asset value, offering and redemption price per share, $856,612,606 / 31,235,604 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.42

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($738,920 of dividend income received from affiliates) (net of $63,473 foreign withholding tax)	$59,124,682
Interest	699,871

Total income	59,824,553

EXPENSES
Investment management fees	24,541,574
Distribution fees – Class IB	10,866,612
Administrative fees	6,628,593
Printing and mailing expenses	236,811
Custodian fees	214,000
Professional fees	153,465
Distribution fees – Class IA	125,265
Trustees’ fees	111,224
Miscellaneous	145,013

Gross expenses	43,022,557
Less: Waiver from investment manager	(128,689)

Net expenses	42,893,868

NET INVESTMENT INCOME (LOSS)	16,930,685

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	221,253,281
Futures	36,254,040
Foreign currency transactions	(20,598)

Net realized gain (loss)	257,486,723

Change in unrealized appreciation (depreciation) on:
Investments ($4,340,596 of change in unrealized appreciation (depreciation) from affiliates)	(42,729,238)
Futures	(5,747,381)
Foreign currency translations	(1,636)

Net change in unrealized appreciation (depreciation)	(48,478,255)

NET REALIZED AND UNREALIZED GAIN (LOSS)	209,008,468

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$225,939,153

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014 (ae)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,930,685	$13,423,598
Net realized gain (loss) on investments, futures and foreign currency transactions	257,486,723	461,444,744
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(48,478,255)	97,480,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	225,939,153	572,348,681

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(141,315)	(93,477)
Class IB	(12,074,963)	(8,391,516)
Class K	(4,670,644)	(4,864,247)

	(16,886,922)	(13,349,240)

Distributions from net realized capital gains
Class IA	(2,103,653)	—
Class IB	(183,935,575)	—
Class K	(37,622,612)	—

	(223,661,840)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(240,548,762)	(13,349,240)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 105,320 and 186,343 shares, respectively ]	3,000,675	4,904,293
Capital shares issued in connection with merger (Note 8) [ 0 and 1,321,792 shares, respectively]	—	34,529,396
Capital shares issued in reinvestment of dividends and distributions [ 83,122 and 3,368 shares, respectively]	2,244,968	93,477
Capital shares repurchased [ (268,838) and (211,518) shares, respectively]	(7,685,317)	(5,516,803)

Total Class IA transactions	(2,439,674)	34,010,363

Class IB
Capital shares sold [ 1,692,017 and 2,114,515 shares, respectively ]	47,252,949	53,915,734
Capital shares issued in connection with merger (Note 8) [ 0 and 19,245,010 shares, respectively ]	—	491,600,198
Capital shares issued in reinvestment of dividends and distributions [ 7,429,172 and 309,197 shares, respectively ]	196,010,538	8,391,516
Capital shares repurchased [ (21,729,251) and (28,954,320) shares, respectively ]	(605,313,156)	(731,999,026)

Total Class IB transactions	(362,049,669)	(178,091,578)

Class K
Capital shares sold [ 1,422,804 and 2,135,106 shares, respectively ]	39,674,155	55,231,813
Capital shares issued in connection with merger (Note 8) [ 0 and 1,147,384 shares, respectively ]	—	30,007,546
Capital shares issued in reinvestment of dividends and distributions [ 1,565,982 and 175,279 shares, respectively ]	42,293,256	4,864,247
Capital shares repurchased [ (11,951,829) and (9,545,993) shares, respectively ]	(342,393,336)	(248,024,784)

Total Class K transactions	(260,425,925)	(157,921,178)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(624,915,268)	(302,002,393)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(639,524,877)	256,997,048
NET ASSETS:
Beginning of year	5,648,930,452	5,391,933,404

End of year (a)	$5,009,405,575	$5,648,930,452

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$505,318	$1,163,654

(ae)On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Growth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$27.67	$24.95	$18.46	$16.33	$17.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.06	0.05	0.10	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.01	2.71	6.48	2.14	(0.67)

Total from investment operations	1.09	2.77	6.53	2.24	(0.56)

Less distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.04)	(0.11)	(0.11)
Distributions from net realized gains	(1.25)	—	—	—	—

Total dividends and distributions	(1.33)	(0.05)	(0.04)	(0.11)	(0.11)

Net asset value, end of year	$27.43	$27.67	$24.95	$18.46	$16.33

Total return	4.03%	11.11%	35.36%	13.70%	(3.27)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$48,031	$50,676	$13,266	$9,305	$8,697
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.87%	0.90%	0.93%	0.67%
After waivers, reimbursements and fees paid indirectly (f)	0.84%	0.87%	0.89%	0.93%	0.67%
Before waivers, reimbursements and fees paid indirectly (f)	0.85%	0.87%	0.90%	0.93%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.27%	0.22%	0.24%	0.54%	0.61%
After waivers, reimbursements and fees paid indirectly (f)	0.27%	0.22%	0.24%	0.54%	0.61%
Before waivers, reimbursements and fees paid indirectly (f)	0.27%	0.22%	0.24%	0.54%	0.61%
Portfolio turnover rate^	41%	35%	40%	28%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$27.05	$24.40	$18.05	$15.96	$16.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.05	0.05	0.10	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.99	2.65	6.34	2.10	(0.67)

Total from investment operations	1.07	2.70	6.39	2.20	(0.61)

Less distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.04)	(0.11)	(0.07)
Distributions from net realized gains	(1.25)	—	—	—	—

Total dividends and distributions	(1.33)	(0.05)	(0.04)	(0.11)	(0.07)

Net asset value, end of year	$26.79	$27.05	$24.40	$18.05	$15.96

Total return	4.05%	11.07%	35.39%	13.76%	(3.66)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,104,762	$4,486,130	$4,223,748	$926,855	$911,391
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.86%	0.90%	0.93%	0.92%
After waivers, reimbursements and fees paid indirectly (f)	0.84%	0.86%	0.89%	0.93%	0.92%
Before waivers, reimbursements and fees paid indirectly (f)	0.85%	0.86%	0.90%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.27%	0.20%	0.22%	0.54%	0.35%
After waivers, reimbursements and fees paid indirectly (f)	0.27%	0.20%	0.22%	0.54%	0.35%
Before waivers, reimbursements and fees paid indirectly (f)	0.27%	0.20%	0.22%	0.54%	0.34%
Portfolio turnover rate^	41%	35%	40%	28%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$27.67	$24.95	$18.46	$16.32	$15.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.12	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.01	2.72	6.48	2.16	0.57

Total from investment operations	1.16	2.84	6.59	2.30	0.63

Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.10)	(0.16)	(0.11)
Distributions from net realized gains	(1.25)	—	—	—	—

Total dividends and distributions	(1.41)	(0.12)	(0.10)	(0.16)	(0.11)

Net asset value, end of period	$27.42	$27.67	$24.95	$18.46	$16.32

Total return (b)	4.26%	11.39%	35.70%	14.06%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$856,613	$1,112,125	$1,154,919	$976,222	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59%	0.61%	0.65%	0.68%	0.68%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.59%	0.61%	0.64%	0.68%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.60%	0.61%	0.65%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.52%	0.45%	0.49%	0.78%	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.52%	0.45%	0.49%	0.78%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.51%	0.45%	0.49%	0.78%	1.06%
Portfolio turnover rate^	41%	35%	40%	28%	39%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ae)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Growth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.03)%	9.49%	3.59%
Portfolio – Class IB Shares	(4.05)	9.42	3.41
Portfolio – Class K Shares*	(3.72)	N/A	13.78
Russell 1000® Value Index	(3.83)	11.27	6.16
Volatility Managed Index – Large Cap Value	0.12	11.44	8.69
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.05)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the Russell 1000® Value Index and the Volatility Managed Index — Large Cap Value, returned (3.83)% and 0.12%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•	An underweight allocation to the Energy sector contributed to performance relative to the benchmark.

•	Consumer Staples stock selection was a relative contributor, especially underweighting large benchmark holding retail giant Wal-Mart Stores Inc. as the stock fell.

•	The Portfolio’s significant position in refiners, specifically Valero Energy Corp., led to outperformance in Energy.

•	Underweighting shares of natural gas pipelines operator Kinder Morgan and multinational oil and gas corporation Exxon Mobil Corp. helped relative returns.

What hurt performance during the year:

•

Stock selection in the Industrial Goods & Services subsector weighed on relative returns. Here, underweighting shares of diversified industrial conglomerate General Electric weakened relative performance.

•	Overweighting Marathon Oil Corp., which was hurt by falling crude oil prices, was detrimental to relative performance.

•	Weak stock selection in the Utilities and Financials sectors detracted from relative performance, as did an underweight to the Health Care sector.

•

Investments in media company Viacom Inc. led to underperformance in Consumer Discretionary. Viacom, which is not a component of the benchmark, fell as a decline in advertising revenues caused by a shift to digital from TV pressured the traditional media industry.

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	25.8%
Health Care	11.3
Information Technology	11.0
Energy	9.7
Industrials	9.1
Investment Company	7.1
Consumer Discretionary	6.4
Consumer Staples	6.3
Utilities	4.7
Telecommunication Services	2.6
Materials	2.5
Exchange Traded Funds	1.5
Cash and Other	2.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$960.87	$4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.96	4.29
Class IB
Actual	1,000.00	960.73	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.96	4.29
Class K
Actual	1,000.00	962.14	2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.22	3.02

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.4%)
Auto Components (0.8%)
Delphi Automotive plc	50,094	$4,294,559
Gentex Corp.	44,302	709,275
Goodyear Tire & Rubber Co.	216,639	7,077,596
Johnson Controls, Inc.	253,705	10,018,810
Lear Corp.	118,291	14,529,684
Magna International, Inc.	112,969	4,582,023

		41,211,947

Automobiles (0.7%)
Ford Motor Co.	1,176,420	16,575,758
General Motors Co.	484,246	16,469,206
Harley-Davidson, Inc.	74,551	3,383,870
Thor Industries, Inc.	16,410	921,422

		37,350,256

Distributors (0.0%)
Genuine Parts Co.	3,262	280,173

Diversified Consumer Services (0.0%)
Graham Holdings Co., Class B	1,126	546,076
H&R Block, Inc.	5,300	176,543

		722,619

Hotels, Restaurants & Leisure (0.6%)
Aramark	4,930	158,993
Carnival Corp.	184,480	10,050,470
Darden Restaurants, Inc.	30,332	1,930,328
Hyatt Hotels Corp., Class A*	10,192	479,228
International Game Technology plc	9,200	148,856
McDonald’s Corp.	57,600	6,804,864
MGM Resorts International*	124,762	2,834,593
Norwegian Cruise Line Holdings Ltd.*	3,182	186,465
Royal Caribbean Cruises Ltd.	51,886	5,251,382
Starbucks Corp.	48,176	2,892,005
Wendy’s Co.	61,492	662,269
Wyndham Worldwide Corp.	2,620	190,343
Wynn Resorts Ltd.	2,800	193,732

		31,783,528

Household Durables (0.5%)
D.R. Horton, Inc.	57,865	1,853,416
Garmin Ltd.	35,612	1,323,698
Lennar Corp., Class A	31,886	1,559,544
Lennar Corp., Class B	1,700	68,306
Mohawk Industries, Inc.*	5,587	1,058,122
Newell Rubbermaid, Inc.	268,670	11,842,974
PulteGroup, Inc.	109,800	1,956,636
Toll Brothers, Inc.*	34,360	1,144,188
Tupperware Brands Corp.	11,950	665,017
Whirlpool Corp.	21,972	3,227,028

		24,698,929

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	8,482	5,732,899
Expedia, Inc.	4,047	503,092

Liberty Interactive Corp. QVC Group*	81,611	$2,229,612

		8,465,603

Leisure Products (0.1%)
Brunswick Corp.	7,300	368,723
Hasbro, Inc.	6,268	422,213
Mattel, Inc.	101,900	2,768,623
Vista Outdoor, Inc.*	16,718	744,118

		4,303,677

Media (1.5%)
Cable One, Inc.	1,126	488,301
Cablevision Systems Corp. – New York Group, Class A	52,200	1,665,180
Clear Channel Outdoor Holdings, Inc., Class A*	6,600	36,894
Comcast Corp., Class A	343,511	19,384,326
Discovery Communications, Inc., Class A*	4,200	112,056
Discovery Communications, Inc., Class C*	7,400	186,628
DISH Network Corp., Class A*	21,400	1,223,652
Gannett Co., Inc.	34,169	556,613
Interpublic Group of Cos., Inc.	79,420	1,848,898
John Wiley & Sons, Inc., Class A	13,912	626,457
Liberty Broadband Corp.*	27,742	1,437,059
Liberty Media Corp.*	91,868	3,535,137
News Corp., Class A	115,532	1,543,508
News Corp., Class B	36,400	508,144
Omnicom Group, Inc.	94,301	7,134,814
Scripps Networks Interactive, Inc., Class A	74,030	4,087,196
TEGNA, Inc.	68,338	1,743,986
Thomson Reuters Corp.	99,336	3,759,868
Time Warner Cable, Inc.	18,679	3,466,636
Time Warner, Inc.	177,933	11,506,927
Time, Inc.	5,417	84,884
Tribune Media Co., Class A	24,200	818,202
Twenty-First Century Fox, Inc., Class A	115,168	3,127,963
Twenty-First Century Fox, Inc., Class B	47,000	1,279,810
Viacom, Inc., Class B	40,778	1,678,422
Walt Disney Co.	48,530	5,099,532

		76,941,093

Multiline Retail (0.7%)
Dillard’s, Inc., Class A	5,915	388,675
Dollar General Corp.	87,976	6,322,835
J.C. Penney Co., Inc.*	91,877	611,901
Kohl’s Corp.	61,086	2,909,526
Macy’s, Inc.	144,486	5,054,120
Sears Holdings Corp.*	3,568	73,358
Target Corp.	237,756	17,263,463

		32,623,878

Specialty Retail (1.0%)
Aaron’s, Inc.	16,542	370,375
Advance Auto Parts, Inc.	9,897	1,489,598
Bed Bath & Beyond, Inc.*	17,641	851,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Best Buy Co., Inc.	91,361	$2,781,942
Cabela’s, Inc.*	13,700	640,201
CST Brands, Inc.	4,004	156,717
Dick’s Sporting Goods, Inc.	8,600	304,010
DSW, Inc., Class A	20,744	494,952
Foot Locker, Inc.	64,304	4,185,547
GameStop Corp., Class A	167,213	4,688,653
Gap, Inc.	107,400	2,652,780
GNC Holdings, Inc., Class A	129,240	4,009,025
Home Depot, Inc.	60,900	8,054,025
L Brands, Inc.	8,118	777,867
Lowe’s Cos., Inc.	36,280	2,758,731
Murphy USA, Inc.*	12,830	779,294
Office Depot, Inc.*	759,625	4,284,285
Penske Automotive Group, Inc.	8,000	338,720
Ross Stores, Inc.	77,668	4,179,315
Staples, Inc.	192,996	1,827,672
Tiffany & Co.	8,400	640,836
TJX Cos., Inc.	61,069	4,330,403

		50,596,126

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	71,500	2,340,195
Fossil Group, Inc.*	2,300	84,088
NIKE, Inc., Class B	98,882	6,180,125
PVH Corp.	24,882	1,832,559
Ralph Lauren Corp.	17,100	1,906,308

		12,343,275

Total Consumer Discretionary		321,321,104

Consumer Staples (6.2%)
Beverages (0.4%)
Brown-Forman Corp., Class A	600	66,066
Brown-Forman Corp., Class B	2,700	268,056
Diageo plc	232,167	6,331,308
Molson Coors Brewing Co., Class B	41,522	3,899,746
PepsiCo, Inc.	90,900	9,082,728

		19,647,904

Food & Staples Retailing (1.4%)
CVS Health Corp.	120,986	11,828,801
Kroger Co.	140,264	5,867,243
Rite Aid Corp.*	120,900	947,856
Sysco Corp.	123,050	5,045,050
Walgreens Boots Alliance, Inc.	219,906	18,726,096
Wal-Mart Stores, Inc.	475,974	29,177,206
Whole Foods Market, Inc.	9,000	301,500

		71,893,752

Food Products (1.6%)
Archer-Daniels-Midland Co.	253,997	9,316,610
Blue Buffalo Pet Products, Inc.*	4,086	76,449
Bunge Ltd.	43,314	2,957,480
Campbell Soup Co.	21,551	1,132,505
ConAgra Foods, Inc.	124,869	5,264,477
Danone S.A.	53,469	3,608,483
Flowers Foods, Inc.	5,700	122,493
General Mills, Inc.	148,152	8,542,445
Ingredion, Inc.	39,296	3,766,129

J.M. Smucker Co.	36,071	$4,448,997
Kellogg Co.	9,900	715,473
Mondelez International, Inc., Class A	581,202	26,061,098
Nestle S.A. (Registered)	106,503	7,894,392
Pilgrim’s Pride Corp.	17,100	377,739
Pinnacle Foods, Inc.	35,081	1,489,539
Tyson Foods, Inc., Class A	98,716	5,264,524

		81,038,833

Household Products (1.7%)
Clorox Co.	8,177	1,037,089
Colgate-Palmolive Co.	53,300	3,550,846
Energizer Holdings, Inc.	18,673	636,003
Kimberly-Clark Corp.	59,781	7,610,121
Procter & Gamble Co.#	893,371	70,942,591

		83,776,650

Personal Products (0.0%)
Avon Products, Inc.	131,100	530,955
Edgewell Personal Care Co.	18,773	1,471,240
Herbalife Ltd.*	3,200	171,584
Nu Skin Enterprises, Inc., Class A	13,900	526,671

		2,700,450

Tobacco (1.1%)
Altria Group, Inc.	242,177	14,097,123
Philip Morris International, Inc.	463,928	40,783,910

		54,881,033

Total Consumer Staples		313,938,622

Energy (9.7%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	224,818	10,375,351
Cameron International Corp.*	58,412	3,691,638
Diamond Offshore Drilling, Inc.	19,303	407,293
Dril-Quip, Inc.*	11,700	692,991
Ensco plc, Class A	70,500	1,084,995
FMC Technologies, Inc.*	24,200	702,042
Frank’s International N.V.	10,357	172,858
Halliburton Co.	301,480	10,262,379
Helmerich & Payne, Inc.	29,083	1,557,395
Nabors Industries Ltd.	99,525	846,958
National Oilwell Varco, Inc.	188,426	6,310,387
Noble Corp. plc	72,900	769,095
Oceaneering International, Inc.	24,500	919,240
Patterson-UTI Energy, Inc.	44,149	665,767
Rowan Cos., plc, Class A	37,546	636,405
RPC, Inc.	15,100	180,445
Schlumberger Ltd.	408,226	28,473,763
Seadrill Ltd.*	112,500	381,375
Superior Energy Services, Inc.	322,348	4,342,028
Weatherford International plc*	233,400	1,958,226

		74,430,631

Oil, Gas & Consumable Fuels (8.2%)
Anadarko Petroleum Corp.	153,006	7,433,032
Antero Resources Corp.*	21,000	457,800
Apache Corp.	384,523	17,099,738
California Resources Corp.	94,696	220,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Cheniere Energy, Inc.*	71,200	$2,652,200
Chesapeake Energy Corp.	176,683	795,074
Chevron Corp.	632,265	56,878,559
Cimarex Energy Co.	28,472	2,544,827
Cobalt International Energy, Inc.*	110,463	596,500
Columbia Pipeline Group, Inc.	95,604	1,912,080
Concho Resources, Inc.*	38,900	3,612,254
ConocoPhillips Co.	371,453	17,343,141
CONSOL Energy, Inc.	68,930	544,547
Continental Resources, Inc.*	17,300	397,554
CVR Energy, Inc.	3,000	118,050
Denbury Resources, Inc.	107,524	217,199
Devon Energy Corp.	123,841	3,962,912
Diamondback Energy, Inc.*	20,100	1,344,690
Energen Corp.	23,688	970,971
EOG Resources, Inc.	334,875	23,705,801
EP Energy Corp., Class A*	10,169	44,540
EQT Corp.	45,913	2,393,445
Exxon Mobil Corp.#	1,412,823	110,129,553
Golar LNG Ltd.	27,018	426,614
Gulfport Energy Corp.*	292,613	7,189,501
Hess Corp.	154,608	7,495,396
HollyFrontier Corp.	49,892	1,990,192
Kinder Morgan, Inc.	538,018	8,027,229
Kosmos Energy Ltd.*	47,500	247,000
Laredo Petroleum, Inc.*	37,056	296,077
Marathon Oil Corp.	1,060,213	13,348,082
Marathon Petroleum Corp.	255,188	13,228,946
Murphy Oil Corp.	215,970	4,848,527
Newfield Exploration Co.*	49,031	1,596,449
Noble Energy, Inc.	129,294	4,257,651
Occidental Petroleum Corp.	297,957	20,144,873
ONEOK, Inc.	34,544	851,855
PBF Energy, Inc., Class A	29,118	1,071,834
Phillips 66	180,970	14,803,346
Pioneer Natural Resources Co.	45,000	5,642,100
QEP Resources, Inc.	53,203	712,920
Range Resources Corp.	47,500	1,168,975
Rice Energy, Inc.*	21,962	239,386
SM Energy Co.	20,300	399,098
Southwestern Energy Co.*	115,800	823,338
Spectra Energy Corp.	202,226	4,841,290
Suncor Energy, Inc.	155,223	4,004,753
Targa Resources Corp.	8,600	232,716
Teekay Corp.	8,593	84,813
Tesoro Corp.	35,633	3,754,649
Valero Energy Corp.	461,657	32,643,766
Whiting Petroleum Corp.*	61,448	580,069
World Fuel Services Corp.	31,020	1,193,029
WPX Energy, Inc.*	70,703	405,835

		411,925,418

Total Energy		486,356,049

Financials (25.8%)
Banks (10.4%)
Associated Banc-Corp	45,884	860,325
Bank of America Corp.	3,968,234	66,785,378
Bank of Hawaii Corp.	13,128	825,751
BankUnited, Inc.	31,108	1,121,754
BB&T Corp.	290,797	10,995,035

BOK Financial Corp.	8,544	$510,846
CIT Group, Inc.	52,408	2,080,598
Citigroup, Inc.	1,477,083	76,439,045
Citizens Financial Group, Inc.	421,409	11,036,702
Comerica, Inc.	53,651	2,244,221
Commerce Bancshares, Inc./Missouri	26,008	1,106,380
Cullen/Frost Bankers, Inc.	16,367	982,020
East West Bancorp, Inc.	43,329	1,800,753
Fifth Third Bancorp	244,024	4,904,882
First Horizon National Corp.	70,292	1,020,640
First Niagara Financial Group, Inc.	106,964	1,160,559
First Republic Bank/California	42,813	2,828,227
Huntington Bancshares, Inc./Ohio	243,601	2,694,227
JPMorgan Chase & Co.#	1,962,549	129,587,110
KeyCorp	515,171	6,795,106
M&T Bank Corp.	48,171	5,837,362
PacWest Bancorp	33,700	1,452,470
People’s United Financial, Inc.	93,048	1,502,725
PNC Financial Services Group, Inc.	200,776	19,135,961
Popular, Inc.	31,140	882,508
Regions Financial Corp.	845,076	8,112,730
Signature Bank/New York*	1,317	201,988
SunTrust Banks, Inc./Georgia	155,557	6,664,062
SVB Financial Group*	5,750	683,675
Synovus Financial Corp.	40,120	1,299,086
TCF Financial Corp.	50,836	717,804
U.S. Bancorp	721,206	30,773,860
Wells Fargo & Co.#	2,205,430	119,887,175
Zions Bancorp	61,214	1,671,142

		524,602,107

Capital Markets (2.6%)
Ameriprise Financial, Inc.	24,753	2,634,214
Bank of New York Mellon Corp.	425,607	17,543,521
BlackRock, Inc.	39,623	13,492,424
Charles Schwab Corp.	101,066	3,328,103
E*TRADE Financial Corp.*	87,351	2,589,084
Franklin Resources, Inc.	236,092	8,692,907
Goldman Sachs Group, Inc.	194,977	35,140,705
Interactive Brokers Group, Inc., Class A	15,794	688,618
Invesco Ltd.	113,507	3,800,214
KKR & Co. L.P.	68,026	1,060,525
Legg Mason, Inc.	19,815	777,343
Morgan Stanley	590,703	18,790,262
Northern Trust Corp.	70,354	5,071,820
Raymond James Financial, Inc.	38,530	2,233,584
State Street Corp.	185,161	12,287,284
TD Ameritrade Holding Corp.	11,853	411,418
Waddell & Reed Financial, Inc., Class A	1,500	42,990

		128,585,016

Consumer Finance (2.1%)
Ally Financial, Inc.*	134,300	2,503,352
American Express Co.	276,888	19,257,560
Capital One Financial Corp.	474,300	34,234,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Discover Financial Services	539,126	$28,907,936
Navient Corp.	117,193	1,341,860
OneMain Holdings, Inc.*	111,715	4,640,641
Santander Consumer USA Holdings, Inc.*	25,195	399,341
SLM Corp.*	473,803	3,089,195
Synchrony Financial*	458,397	13,939,853

		108,314,712

Diversified Financial Services (2.2%)
Berkshire Hathaway, Inc., Class B#*	524,021	69,191,733
CME Group, Inc./Illinois	96,608	8,752,685
Intercontinental Exchange, Inc.	21,683	5,556,485
Leucadia National Corp.	85,705	1,490,410
McGraw Hill Financial, Inc.	9,451	931,680
Nasdaq, Inc.	326,080	18,968,074
Voya Financial, Inc.	180,318	6,655,537

		111,546,604

Insurance (5.3%)
ACE Ltd.	147,877	17,279,427
Aflac, Inc.	130,690	7,828,331
Alleghany Corp.*	4,834	2,310,314
Allied World Assurance Co. Holdings AG	28,670	1,066,237
Allstate Corp.	275,258	17,090,769
American Financial Group, Inc./Ohio	60,427	4,355,578
American International Group, Inc.	421,430	26,116,017
American National Insurance Co.	2,179	222,846
AmTrust Financial Services, Inc.	10,900	671,222
Aon plc	66,043	6,089,825
Arch Capital Group Ltd.*	37,364	2,606,139
Arthur J. Gallagher & Co.	22,500	921,150
Aspen Insurance Holdings Ltd.	18,524	894,709
Assurant, Inc.	20,469	1,648,573
Assured Guaranty Ltd.	45,392	1,199,711
Axis Capital Holdings Ltd.	30,394	1,708,751
Brown & Brown, Inc.	34,862	1,119,070
Chubb Corp.	106,538	14,131,200
Cincinnati Financial Corp.	49,521	2,930,158
CNA Financial Corp.	8,022	281,973
Endurance Specialty Holdings Ltd.	18,734	1,198,789
Everest Reinsurance Group Ltd.	13,375	2,448,829
First American Financial Corp.	69,161	2,482,880
FNF Group	198,689	6,888,548
Genworth Financial, Inc., Class A*	716,478	2,672,463
Hanover Insurance Group, Inc.	13,301	1,081,903
Hartford Financial Services Group, Inc.	303,649	13,196,586
Lincoln National Corp.	197,113	9,906,899
Loews Corp.	93,740	3,599,616
Markel Corp.*	3,849	3,400,014
Marsh & McLennan Cos., Inc.	64,872	3,597,152
Mercury General Corp.	8,141	379,126
MetLife, Inc.	487,942	23,523,684

Old Republic International Corp.	78,691	$1,466,013
PartnerReinsurance Ltd.	14,548	2,032,938
Principal Financial Group, Inc.	88,697	3,989,591
ProAssurance Corp.	16,570	804,142
Progressive Corp.	176,776	5,621,477
Prudential Financial, Inc.	241,059	19,624,613
Reinsurance Group of America, Inc.	19,945	1,706,295
RenaissanceReinsurance Holdings Ltd.	13,936	1,577,416
StanCorp Financial Group, Inc.	12,745	1,451,401
Torchmark Corp.	38,021	2,173,280
Travelers Cos., Inc.	219,800	24,806,628
Unum Group	75,153	2,501,843
Validus Holdings Ltd.	25,478	1,179,377
W. R. Berkley Corp.	29,254	1,601,657
White Mountains Insurance Group Ltd.	1,896	1,378,032
XL Group plc	241,395	9,457,856

		266,221,048

Real Estate Investment Trusts (REITs) (3.0%)
Alexandria Real Estate Equities, Inc. (REIT)	21,706	1,961,354
American Campus Communities, Inc. (REIT)	33,811	1,397,747
American Capital Agency Corp. (REIT)	106,248	1,842,340
American Homes 4 Rent (REIT), Class A	49,908	831,467
Annaly Capital Management, Inc. (REIT)	285,480	2,677,802
Apartment Investment & Management Co. (REIT), Class A	47,049	1,883,372
Apple Hospitality REIT, Inc. (REIT)	52,800	1,054,416
AvalonBay Communities, Inc. (REIT)	39,848	7,337,212
BioMed Realty Trust, Inc. (REIT)	61,245	1,450,894
Boston Properties, Inc. (REIT)	4,075	519,726
Brandywine Realty Trust (REIT)	54,144	739,607
Brixmor Property Group, Inc. (REIT)	99,751	2,575,571
Camden Property Trust (REIT)	26,167	2,008,579
Care Capital Properties, Inc. (REIT)	24,899	761,162
CBL & Associates Properties, Inc. (REIT)	50,255	621,654
Chimera Investment Corp. (REIT)	61,856	843,716
Columbia Property Trust, Inc. (REIT)	33,000	774,840
Communications Sales & Leasing, Inc. (REIT)	36,307	678,578
Corporate Office Properties Trust (REIT)	28,397	619,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Corrections Corp. of America (REIT)	35,189	$932,157
DDR Corp. (REIT)	91,169	1,535,286
Digital Realty Trust, Inc. (REIT)	17,460	1,320,325
Douglas Emmett, Inc. (REIT)	43,944	1,370,174
Duke Realty Corp. (REIT)	103,939	2,184,798
Empire State Realty Trust, Inc. (REIT), Class A	17,700	319,839
Equity Commonwealth (REIT)*	39,046	1,082,746
Equity Residential (REIT)	109,639	8,945,446
Essex Property Trust, Inc. (REIT)	19,709	4,718,532
Four Corners Property Trust, Inc. (REIT)*	10,044	242,663
Gaming and Leisure Properties, Inc. (REIT)	22,932	637,510
General Growth Properties, Inc. (REIT)	173,825	4,729,778
HCP, Inc. (REIT)	139,109	5,319,528
Healthcare Trust of America, Inc. (REIT), Class A	33,997	916,899
Hospitality Properties Trust (REIT)	45,183	1,181,536
Host Hotels & Resorts, Inc. (REIT)	228,238	3,501,171
Iron Mountain, Inc. (REIT)	38,528	1,040,641
Kilroy Realty Corp. (REIT)	26,488	1,676,161
Kimco Realty Corp. (REIT)	124,272	3,288,237
Liberty Property Trust (REIT)	44,947	1,395,604
Macerich Co. (REIT)	47,709	3,849,639
MFA Financial, Inc. (REIT)	111,557	736,276
Mid-America Apartment Communities, Inc. (REIT)	22,738	2,064,838
National Retail Properties, Inc. (REIT)	40,362	1,616,498
NorthStar Realty Europe Corp. (REIT)	18,300	216,123
NorthStar Realty Finance Corp. (REIT)	54,900	934,947
Omega Healthcare Investors, Inc. (REIT)	40,000	1,399,200
Outfront Media, Inc. (REIT)	217,518	4,748,418
Paramount Group, Inc. (REIT)	53,774	973,309
Piedmont Office Realty Trust, Inc. (REIT), Class A	46,488	877,693
Plum Creek Timber Co., Inc. (REIT)	31,200	1,488,864
Post Properties, Inc. (REIT)	10,915	645,731
Prologis, Inc. (REIT)	157,854	6,775,094
Public Storage (REIT)	3,850	953,645
Rayonier, Inc. (REIT)	38,200	848,040
Realty Income Corp. (REIT)	75,188	3,881,956
Regency Centers Corp. (REIT)	28,402	1,934,744
Retail Properties of America, Inc. (REIT), Class A	71,397	1,054,534
Senior Housing Properties Trust (REIT)	70,722	1,049,515
SL Green Realty Corp. (REIT)	30,015	3,391,095
Spirit Realty Capital, Inc. (REIT)	132,933	1,331,989

Starwood Property Trust, Inc. (REIT)	278,806	$5,732,251
Taubman Centers, Inc. (REIT)	11,743	900,923
Two Harbors Investment Corp. (REIT)	110,361	893,924
UDR, Inc. (REIT)	78,028	2,931,512
Ventas, Inc. (REIT)	99,698	5,625,958
VEREIT, Inc. (REIT)	272,700	2,159,784
Vornado Realty Trust (REIT)	56,746	5,672,330
Weingarten Realty Investors (REIT)	37,316	1,290,387
Welltower, Inc. (REIT)	58,012	3,946,556
Weyerhaeuser Co. (REIT)	142,500	4,272,150
WP Carey, Inc. (REIT)	31,453	1,855,727
WP Glimcher, Inc. (REIT)	55,773	591,752

		153,564,377

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	65,758	1,442,073
Howard Hughes Corp.*	7,199	814,639
Jones Lang LaSalle, Inc.	3,746	598,835
Realogy Holdings Corp.*	28,007	1,027,017
RMR Group, Inc., Class A*	—@	5

		3,882,569

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	133,838	2,184,236
TFS Financial Corp.	19,796	372,759

		2,556,995

Total Financials		1,299,273,428

Health Care (11.3%)
Biotechnology (0.5%)
Alkermes plc*	7,700	611,226
Alnylam Pharmaceuticals, Inc.*	4,100	385,974
Baxalta, Inc.	344,980	13,464,570
Biogen, Inc.*	5,004	1,532,975
Gilead Sciences, Inc.	96,948	9,810,168

		25,804,913

Health Care Equipment & Supplies (2.3%)
Abbott Laboratories	568,911	25,549,793
Alere, Inc.*	9,153	357,791
Baxter International, Inc.	221,270	8,441,450
Boston Scientific Corp.*	372,406	6,867,167
Cooper Cos., Inc.	4,664	625,909
DENTSPLY International, Inc.	31,287	1,903,814
Hill-Rom Holdings, Inc.	1,365	65,602
Medtronic plc	645,572	49,657,398
St. Jude Medical, Inc.	89,241	5,512,417
Stryker Corp.	50,142	4,660,197
Teleflex, Inc.	12,498	1,642,862
Zimmer Biomet Holdings, Inc.	122,214	12,537,934

		117,822,334

Health Care Providers & Services (1.7%)
Aetna, Inc.	167,441	18,103,721
Anthem, Inc.	63,646	8,874,798
Brookdale Senior Living, Inc.*	43,500	803,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Cardinal Health, Inc.	9,542	$851,814
Community Health Systems, Inc.*	163,969	4,350,098
DaVita HealthCare Partners, Inc.*	37,800	2,635,038
Express Scripts Holding Co.*	110,139	9,627,250
HCA Holdings, Inc.*	89,029	6,021,031
Health Net, Inc.*	19,408	1,328,672
Humana, Inc.	3,334	595,152
Laboratory Corp. of America Holdings*	26,520	3,278,933
LifePoint Health, Inc.*	12,081	886,745
MEDNAX, Inc.*	11,906	853,184
Patterson Cos., Inc.	11,685	528,279
Quest Diagnostics, Inc.	161,647	11,499,568
UnitedHealth Group, Inc.	94,410	11,106,392
Universal Health Services, Inc., Class B	22,738	2,716,964
VCA, Inc.*	1,443	79,365

		84,140,014

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	37,450	575,981

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	100,320	4,194,379
Bio-Rad Laboratories, Inc., Class A*	6,283	871,201
Bio-Techne Corp.	6,562	590,580
Bruker Corp.*	6,196	150,377
PerkinElmer, Inc.	28,804	1,543,030
QIAGEN N.V.*	69,844	1,931,187
Quintiles Transnational Holdings, Inc.*	1,266	86,924
Thermo Fisher Scientific, Inc.	116,344	16,503,396
VWR Corp.*	4,117	116,552

		25,987,626

Pharmaceuticals (6.3%)
Allergan plc*	64,800	20,250,000
Endo International plc*	43,600	2,669,192
Johnson & Johnson#	1,033,307	106,141,295
Mallinckrodt plc*	21,362	1,594,246
Merck & Co., Inc.	1,323,115	69,886,934
Mylan N.V.*	19,200	1,038,144
Novartis AG (Registered)	17,117	1,463,103
Perrigo Co. plc	35,900	5,194,730
Pfizer, Inc.#	3,216,475	103,827,813
Roche Holding AG	4,910	1,353,138
Teva Pharmaceutical Industries Ltd. (ADR)	58,250	3,823,530

		317,242,125

Total Health Care		571,572,993

Industrials (9.1%)
Aerospace & Defense (2.5%)
Boeing Co.	4,343	627,954
BWX Technologies, Inc.	25,758	818,332
General Dynamics Corp.	61,008	8,380,059
Honeywell International, Inc.	133,878	13,865,744

Huntington Ingalls Industries, Inc.	3,250	$412,262
L-3 Communications Holdings, Inc.	74,521	8,906,005
Lockheed Martin Corp.	71,504	15,527,094
Northrop Grumman Corp.	74,128	13,996,108
Orbital ATK, Inc.	18,209	1,626,792
Precision Castparts Corp.	33,700	7,818,737
Raytheon Co.	136,215	16,962,854
Spirit AeroSystems Holdings, Inc., Class A*	3,273	163,879
Textron, Inc.	64,607	2,714,140
Triumph Group, Inc.	14,842	589,969
United Technologies Corp.	347,180	33,353,583

		125,763,512

Air Freight & Logistics (0.3%)
FedEx Corp.	54,615	8,137,089
United Parcel Service, Inc., Class B	75,138	7,230,530

		15,367,619

Airlines (0.3%)
American Airlines Group, Inc.	30,450	1,289,557
Copa Holdings S.A., Class A	9,900	477,774
Delta Air Lines, Inc.	137,739	6,981,990
JetBlue Airways Corp.*	295,661	6,696,722

		15,446,043

Building Products (0.1%)
Armstrong World Industries, Inc.*	4,400	201,212
Fortune Brands Home & Security, Inc.	31,196	1,731,378
Owens Corning, Inc.	35,537	1,671,305

		3,603,895

Commercial Services & Supplies (0.4%)
ADT Corp.	51,538	1,699,723
Clean Harbors, Inc.*	5,700	237,405
KAR Auction Services, Inc.	28,277	1,047,097
Pitney Bowes, Inc.	37,178	767,726
R.R. Donnelley & Sons Co.	29,761	438,082
Republic Services, Inc.	73,065	3,214,129
Tyco International plc	180,829	5,766,637
Waste Connections, Inc.	37,282	2,099,722
Waste Management, Inc.	126,361	6,743,887

		22,014,408

Construction & Engineering (0.2%)
AECOM*	101,694	3,053,871
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	29,500	1,150,205
Fluor Corp.	44,105	2,082,638
Jacobs Engineering Group, Inc.*	42,625	1,788,119
KBR, Inc.	43,397	734,277
Quanta Services, Inc.*	111,098	2,249,734

		11,058,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Electrical Equipment (0.5%)
Babcock & Wilcox Enterprises, Inc.*	12,879	$268,785
Eaton Corp. plc	324,152	16,868,870
Emerson Electric Co.	62,635	2,995,832
Hubbell, Inc.	15,146	1,530,352
Regal Beloit Corp.	12,793	748,646

		22,412,485

Industrial Conglomerates (2.5%)
3M Co.	73,724	11,105,783
Carlisle Cos., Inc.	15,378	1,363,875
Danaher Corp.	220,175	20,449,854
General Electric Co.#	2,833,730	88,270,690
Roper Technologies, Inc.	18,700	3,549,073

		124,739,275

Machinery (1.3%)
AGCO Corp.	22,851	1,037,207
Allison Transmission Holdings, Inc.	24,700	639,483
Caterpillar, Inc.	170,657	11,597,850
Colfax Corp.*	30,200	705,170
Crane Co.	14,474	692,436
Cummins, Inc.	24,678	2,171,911
Deere & Co.	98,544	7,515,951
Donaldson Co., Inc.	4,054	116,188
Dover Corp.	48,339	2,963,664
Flowserve Corp.	21,600	908,928
IDEX Corp.	2,055	157,434
Illinois Tool Works, Inc.	54,264	5,029,187
Ingersoll-Rand plc	74,144	4,099,422
ITT Corp.	175,277	6,366,061
Joy Global, Inc.	29,312	369,624
Kennametal, Inc.	23,795	456,864
Lincoln Electric Holdings, Inc.	1,800	93,402
Manitowoc Co., Inc.	41,000	629,350
Oshkosh Corp.	23,499	917,401
PACCAR, Inc.	10,276	487,082
Parker-Hannifin Corp.	33,955	3,292,956
Pentair plc	92,426	4,577,860
SPX Corp.	12,302	114,778
SPX FLOW, Inc.*	12,302	343,349
Stanley Black & Decker, Inc.	66,036	7,048,022
Terex Corp.	31,603	584,023
Timken Co.	23,339	667,262
Trinity Industries, Inc.	46,598	1,119,284
Valmont Industries, Inc.	6,700	710,334
Xylem, Inc.	54,617	1,993,520

		67,406,003

Marine (0.0%)
Kirby Corp.*	16,800	884,016

Professional Services (0.5%)
Dun & Bradstreet Corp.	8,152	847,237
Equifax, Inc.	38,843	4,325,945
IHS, Inc., Class A*	3,000	355,290
ManpowerGroup, Inc.	32,788	2,763,701
Nielsen Holdings plc	271,819	12,666,765
Towers Watson & Co., Class A	17,159	2,204,245
TransUnion*	2,152	59,331

		23,222,514

Road & Rail (0.4%)
AMERCO	1,203	$468,568
Canadian National Railway Co.	37,614	2,101,870
CSX Corp.	220,808	5,729,968
Genesee & Wyoming, Inc., Class A*	9,739	522,887
Kansas City Southern	33,300	2,486,511
Norfolk Southern Corp.	91,908	7,774,498
Ryder System, Inc.	16,058	912,576
Union Pacific Corp.	22,384	1,750,429

		21,747,307

Trading Companies & Distributors (0.1%)
Air Lease Corp.	29,249	979,256
GATX Corp.	13,212	562,171
MSC Industrial Direct Co., Inc., Class A	9,900	557,073
NOW, Inc.*	32,226	509,815
WESCO International, Inc.*	13,264	579,372

		3,187,687

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	20,800	1,510,080

Total Industrials		458,363,688

Information Technology (11.0%)
Communications Equipment (2.6%)
ARRIS Group, Inc.*	34,100	1,042,437
Brocade Communications Systems, Inc.	125,876	1,155,542
Cisco Systems, Inc.	2,681,103	72,805,352
CommScope Holding Co., Inc.*	17,600	455,664
EchoStar Corp., Class A*	13,283	519,498
Harris Corp.	31,014	2,695,117
Juniper Networks, Inc.	97,829	2,700,080
Lumentum Holdings, Inc.*	14,060	309,601
Nokia Oyj (ADR)	410,230	2,879,815
QUALCOMM, Inc.	766,829	38,329,948
Telefonaktiebolaget LM Ericsson (ADR)	691,620	6,646,468
Viavi Solutions, Inc.*	70,503	429,363

		129,968,885

Electronic Equipment, Instruments & Components (0.4%)
Arrow Electronics, Inc.*	28,808	1,560,817
Avnet, Inc.	40,882	1,751,385
Corning, Inc.	379,166	6,931,155
Dolby Laboratories, Inc., Class A	14,936	502,596
Fitbit, Inc., Class A*	4,065	120,283
FLIR Systems, Inc.	15,535	436,067
Ingram Micro, Inc., Class A	44,425	1,349,632
Jabil Circuit, Inc.	47,474	1,105,670
Keysight Technologies, Inc.*	203,393	5,762,124
National Instruments Corp.	26,400	757,416
Trimble Navigation Ltd.*	74,000	1,587,300

		21,864,445

Internet Software & Services (0.5%)
Alphabet, Inc., Class C*	21,785	16,532,201
Yahoo!, Inc.*	282,700	9,402,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Zillow Group, Inc., Class A*	5,300	$138,012
Zillow Group, Inc., Class C*	10,600	248,888

		26,321,703

IT Services (1.5%)
Accenture plc, Class A	139,421	14,569,495
Amdocs Ltd.	46,543	2,539,852
Automatic Data Processing, Inc.	27,900	2,363,688
Black Knight Financial Services, Inc., Class A*	700	23,142
Booz Allen Hamilton Holding Corp.	2,211	68,209
Computer Sciences Corp.	41,770	1,365,044
CoreLogic, Inc.*	14,925	505,360
CSRA, Inc.	41,770	1,253,100
DST Systems, Inc.	2,540	289,712
Fidelity National Information Services, Inc.	111,595	6,762,657
First Data Corp., Class A*	52,204	836,308
Fiserv, Inc.*	25,494	2,331,681
International Business Machines Corp.	156,784	21,576,614
Leidos Holdings, Inc.	18,384	1,034,284
MasterCard, Inc., Class A	31,723	3,088,551
Paychex, Inc.	12,470	659,538
Square, Inc., Class A*	2,442	31,966
Teradata Corp.*	10,900	287,978
Visa, Inc., Class A	62,149	4,819,655
Xerox Corp.	740,097	7,867,231

		72,274,065

Semiconductors & Semiconductor Equipment (2.1%)
Analog Devices, Inc.	25,549	1,413,371
Applied Materials, Inc.	667,431	12,460,937
Broadcom Corp., Class A	156,209	9,032,004
Cree, Inc.*	31,000	826,770
Cypress Semiconductor Corp.*	99,981	980,814
First Solar, Inc.*	22,794	1,504,176
Intel Corp.	1,485,253	51,166,966
Lam Research Corp.	13,664	1,085,195
Marvell Technology Group Ltd.	136,500	1,203,930
Maxim Integrated Products, Inc.	56,000	2,128,000
Micron Technology, Inc.*	300,145	4,250,053
NVIDIA Corp.	162,015	5,340,014
NXP Semiconductors N.V.*	1	80
ON Semiconductor Corp.*	9,893	96,951
SunEdison, Inc.*	6,500	33,085
SunPower Corp.*	15,200	456,152
Teradyne, Inc.	264,609	5,469,468
Texas Instruments, Inc.	114,569	6,279,527
Xilinx, Inc.	59,900	2,813,503

		106,540,996

Software (2.5%)
Activision Blizzard, Inc.	151,976	5,882,991
ANSYS, Inc.*	22,000	2,035,000
Autodesk, Inc.*	17,669	1,076,572
CA, Inc.	95,106	2,716,227
Electronic Arts, Inc.*	10,030	689,262
Microsoft Corp.	1,397,640	77,541,067
Nuance Communications, Inc.*	76,235	1,516,314
Oracle Corp.	727,910	26,590,552

SS&C Technologies Holdings, Inc.	2,500	$170,675
Symantec Corp.	205,050	4,306,050
Synopsys, Inc.*	43,247	1,972,496
Zynga, Inc., Class A*	231,489	620,391

		125,117,597

Technology Hardware, Storage & Peripherals (1.4%)
3D Systems Corp.*	21,300	185,097
Apple, Inc.	195,322	20,559,594
EMC Corp.	537,109	13,792,959
Hewlett Packard Enterprise Co.	866,198	13,166,210
HP, Inc.	866,198	10,255,784
Lexmark International, Inc., Class A	18,414	597,534
NCR Corp.*	51,000	1,247,460
NetApp, Inc.	62,200	1,650,166
SanDisk Corp.	62,672	4,762,445
Western Digital Corp.	67,742	4,067,907

		70,285,156

Total Information Technology		552,372,847

Materials (2.5%)
Chemicals (1.7%)
Air Products and Chemicals, Inc.	11,507	1,497,176
Airgas, Inc.	15,900	2,199,288
Akzo Nobel N.V. (ADR)	43,152	958,622
Albemarle Corp.	33,822	1,894,370
Ashland, Inc.	20,363	2,091,280
Cabot Corp.	19,089	780,358
Celanese Corp.	42,900	2,888,457
CF Industries Holdings, Inc.	204,826	8,358,949
Chermours Co.	29,340	157,262
Dow Chemical Co.	355,630	18,307,832
E.I. du Pont de Nemours & Co.	207,560	13,823,496
Eastman Chemical Co.	33,600	2,268,336
FMC Corp.	11,100	434,343
Huntsman Corp.	22,513	255,973
LyondellBasell Industries N.V., Class A	128,334	11,152,225
Monsanto Co.	19,313	1,902,717
Mosaic Co.	104,887	2,893,832
Platform Specialty Products Corp.*	33,300	427,239
PPG Industries, Inc.	95,891	9,475,949
Praxair, Inc.	14,500	1,484,800
Scotts Miracle-Gro Co., Class A	1,400	90,314
Westlake Chemical Corp.	12,136	659,228

		84,002,046

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	17,500	2,390,150
Vulcan Materials Co.	34,754	3,300,587

		5,690,737

Containers & Packaging (0.3%)
AptarGroup, Inc.	15,392	1,118,229
Avery Dennison Corp.	6,064	379,970
Bemis Co., Inc.	52,500	2,346,225
Crown Holdings, Inc.*	89,356	4,530,349

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Graphic Packaging Holding Co.	41,900	$537,577
Owens-Illinois, Inc.*	45,487	792,384
Sonoco Products Co.	39,397	1,610,155
WestRock Co.	71,242	3,250,060

		14,564,949

Metals & Mining (0.4%)
Alcoa, Inc.	394,584	3,894,544
Allegheny Technologies, Inc.	53,870	606,037
Freeport-McMoRan, Inc.	342,277	2,317,215
Newmont Mining Corp.	159,401	2,867,624
Nucor Corp.	96,149	3,874,805
Reliance Steel & Aluminum Co.	46,999	2,721,712
Royal Gold, Inc.	18,428	672,069
Southern Copper Corp.	23,100	603,372
Steel Dynamics, Inc.	64,716	1,156,475
Tahoe Resources, Inc.	42,085	364,877
United States Steel Corp.	43,817	349,660

		19,428,390

Paper & Forest Products (0.0%)
Domtar Corp.	19,194	709,219
International Paper Co.	6,313	238,000

		947,219

Total Materials		124,633,341

Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	1,564,567	53,836,750
CenturyLink, Inc.	169,808	4,272,369
Frontier Communications Corp.	352,029	1,643,975
Level 3 Communications, Inc.*	76,800	4,174,848
Verizon Communications, Inc.	961,266	44,432,103
Zayo Group Holdings, Inc.*	5,828	154,967

		108,515,012

Wireless Telecommunication Services (0.4%)
SBA Communications Corp., Class A*	19,800	2,080,386
Sprint Corp.*	223,781	810,087
Telephone & Data Systems, Inc.	298,194	7,720,243
T-Mobile US, Inc.*	82,670	3,234,050
U.S. Cellular Corp.*	60,901	2,485,370
Vodafone Group plc	357,037	1,154,845
Vodafone Group plc (ADR)	120,688	3,893,395

		21,378,376

Total Telecommunication Services		129,893,388

Utilities (4.7%)
Electric Utilities (2.6%)
American Electric Power Co., Inc.	225,279	13,127,007
Avangrid, Inc.*	19,962	766,541
Duke Energy Corp.	260,320	18,584,245
Edison International	196,567	11,638,732
Entergy Corp.	54,114	3,699,233
Eversource Energy	95,697	4,887,246
Exelon Corp.	654,058	18,163,191
FirstEnergy Corp.	132,376	4,200,290

Great Plains Energy, Inc.	46,419	$1,267,703
Hawaiian Electric Industries, Inc.	32,364	936,938
ITC Holdings Corp.	29,500	1,157,875
NextEra Energy, Inc.	133,813	13,901,832
OGE Energy Corp.	60,060	1,578,977
Pepco Holdings, Inc.	77,122	2,005,943
Pinnacle West Capital Corp.	33,325	2,148,796
PPL Corp.	390,040	13,312,065
Southern Co.	273,605	12,801,978
Westar Energy, Inc.	42,487	1,801,874
Xcel Energy, Inc.	180,036	6,465,093

		132,445,559

Gas Utilities (0.2%)
AGL Resources, Inc.	36,087	2,302,711
Atmos Energy Corp.	30,416	1,917,425
National Fuel Gas Co.	25,445	1,087,774
Questar Corp.	52,924	1,030,959
UGI Corp.	51,935	1,753,326

		8,092,195

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	1,128,881	10,803,391
Calpine Corp.*	99,142	1,434,585
Dynegy, Inc.*	298,370	3,998,158
NRG Energy, Inc.	100,457	1,182,379
TerraForm Power, Inc., Class A*	16,400	206,312

		17,624,825

Multi-Utilities (1.5%)
Alliant Energy Corp.	34,070	2,127,672
Ameren Corp.	82,655	3,573,176
CenterPoint Energy, Inc.	129,598	2,379,419
CMS Energy Corp.	83,386	3,008,567
Consolidated Edison, Inc.	88,270	5,673,113
Dominion Resources, Inc.	169,912	11,492,848
DTE Energy Co.	54,039	4,333,387
MDU Resources Group, Inc.	58,594	1,073,442
NiSource, Inc.	320,926	6,261,266
PG&E Corp.	221,252	11,768,394
Public Service Enterprise Group, Inc.	152,379	5,895,544
SCANA Corp.	43,018	2,602,159
Sempra Energy	74,579	7,011,172
TECO Energy, Inc.	70,819	1,887,326
Vectren Corp.	24,844	1,053,882
WEC Energy Group, Inc.	95,087	4,878,914

		75,020,281

Water Utilities (0.1%)
American Water Works Co., Inc.	54,189	3,237,793
Aqua America, Inc.	53,268	1,587,386

		4,825,179

Total Utilities		238,008,039

Total Common Stocks (89.3%) (Cost $3,631,794,808)		4,495,733,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (0.1%)
Food Products (0.1%)
Tyson Foods, Inc. 4.750%	32,000	$1,941,760

Total Consumer Staples		1,941,760

Industrials (0.0%)
Machinery (0.0%)
Stanley Black & Decker, Inc. 6.250%	4,300	502,197

Total Industrials		502,197

Total Convertible Preferred Stocks (0.1%) (Cost $2,030,000)		2,443,957

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(1.5%)
iShares® Core S&P 500 ETF	9,894	2,026,984
iShares® Morningstar Large-Cap ETF	7,529	896,478
iShares® Morningstar Large-Cap Growth ETF	21,660	2,603,748
iShares® Morningstar Large-Cap Value ETF	142,305	11,639,126
iShares® Russell 1000 ETF	531	60,168
iShares® Russell 1000 Growth ETF	35,570	3,538,504
iShares® Russell 1000 Value ETF	246,808	24,152,631
iShares® S&P 500 Growth ETF	23,850	2,761,830
iShares® S&P 500 Value ETF	146,891	13,004,260
Vanguard Growth ETF	30,990	3,297,026
Vanguard Large-Cap ETF	3,164	295,834
Vanguard Value ETF	161,801	13,190,017

Total Investment Companies (1.5%) (Cost $75,578,215)		77,466,606

SHORT-TERM INVESTMENT:
Investment Company (7.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	359,367,386	$359,367,386

Total Short-Term Investment (7.1%) (Cost $359,367,386)		359,367,386

Total Investments (98.0%) (Cost $4,068,770,409)		4,935,011,448
Other Assets Less Liabilities (2.0%)		102,710,352

Net Assets (100%)		$5,037,721,800

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $42,984,032.
@	Shares are less than 0.5.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	3,842	March-16	$393,991,455	$391,000,340	$(2,991,115)
S&P MidCap 400 E-Mini Index	424	March-16	59,271,993	59,084,400	(187,593)

					$(3,178,708)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$321,321,104	$—	$—	$321,321,104
Consumer Staples	296,104,439	17,834,183	—	313,938,622
Energy	486,356,049	—	—	486,356,049
Financials	1,299,273,428	—	—	1,299,273,428
Health Care	568,756,752	2,816,241	—	571,572,993
Industrials	458,363,688	—	—	458,363,688
Information Technology	552,372,847	—	—	552,372,847
Materials	124,633,341	—	—	124,633,341
Telecommunication Services	128,245,206	1,648,182	—	129,893,388
Utilities	238,008,039	—	—	238,008,039
Convertible Preferred Stocks
Consumer Staples	1,941,760	—	—	1,941,760
Industrials	502,197	—	—	502,197
Investment Companies
Exchange Traded Funds (ETFs)	77,466,606	—	—	77,466,606
Short-Term Investments	359,367,386	—	—	359,367,386

Total Assets	$4,912,712,842	$22,298,606	$—	$4,935,011,448

Liabilities:
Futures	$(3,178,708)	$—	$—	$(3,178,708)

Total Liabilities	$(3,178,708)	$—	$—	$(3,178,708)

Total	$4,909,534,134	$22,298,606	$—	$4,931,832,740

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(3,178,708	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(9,056,317)	$(9,056,317)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(6,573,508)	$(6,573,508)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $363,340,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,283,008,678
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,172,098,508

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,018,601,851
Aggregate gross unrealized depreciation	(309,191,148)

Net unrealized appreciation	$709,410,703

Federal income tax cost of investments	$4,225,600,745

For the year ended December 31, 2015, the Portfolio incurred approximately $7,146 as brokerage commissions with Sanford C. Bernstein & Co., LLC an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $4,068,770,409)	$4,935,011,448
Cash	106,028,931
Dividends, interest and other receivables	7,336,416
Receivable for securities sold	2,105,630
Other assets	17,019

Total assets	5,050,499,444

LIABILITIES
Due to broker for futures variation margin	4,239,520
Payable for securities purchased	4,834,849
Investment management fees payable	1,957,733
Distribution fees payable – Class IB	678,416
Administrative fees payable	538,175
Distribution fees payable – Class IA	219,557
Trustees’ fees payable	40,381
Accrued expenses	269,013

Total liabilities	12,777,644

NET ASSETS	$5,037,721,800

Net assets were comprised of:
Paid in capital	$4,987,584,862
Accumulated undistributed net investment income (loss)	1,854,800
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(814,774,872)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	863,057,010

Net assets	$5,037,721,800

Class IA
Net asset value, offering and redemption price per share, $1,027,280,846 / 68,812,484 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.93

Class IB
Net asset value, offering and redemption price per share, $3,164,042,765 / 212,438,653 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.89

Class K
Net asset value, offering and redemption price per share, $846,398,189 / 56,706,359 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $157,174 foreign withholding tax)	$130,397,086
Interest	335,880

Total income	130,732,966

EXPENSES
Investment management fees	25,452,041
Distribution fees – Class IB	8,673,404
Administrative fees	6,893,383
Distribution fees – Class IA	2,737,233
Printing and mailing expenses	252,929
Custodian fees	241,900
Professional fees	123,654
Trustees’ fees	113,780
Miscellaneous	155,127

Gross expenses	44,643,451
Less: Waiver from investment manager	(131,523)

Net expenses	44,511,928

NET INVESTMENT INCOME (LOSS)	86,221,038

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	452,184,053
Futures	(9,056,317)
Foreign currency transactions	(19,518)

Net realized gain (loss)	443,108,218

Change in unrealized appreciation (depreciation) on:
Investments	(741,174,814)
Futures	(6,573,508)
Foreign currency translations	(1,578)

Net change in unrealized appreciation (depreciation)	(747,749,900)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(304,641,682)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(218,420,644)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014 (af)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$86,221,038	$78,351,214
Net realized gain (loss) on investments, futures and foreign currency transactions	443,108,218	381,173,589
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(747,749,900)	197,289,190

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(218,420,644)	656,813,993

DIVIDENDS:
Dividends from net investment income
Class IA	(17,352,060)	(15,176,368)
Class IB	(53,583,175)	(49,276,589)
Class K	(17,200,544)	(17,008,685)

TOTAL DIVIDENDS:	(88,135,779)	(81,461,642)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,197,299 and 4,294,981 shares, respectively ]	18,722,140	65,202,854
Capital shares issued in connection with merger (Note 8) [ 0 and 697,490 shares, respectively ]	—	10,605,466
Capital shares issued in reinvestment of dividends [ 1,186,888 and 961,037 shares, respectively ]	17,352,060	15,176,368
Capital shares repurchased [ (6,514,205) and (7,793,222) shares, respectively ]	(101,833,275)	(117,261,923)

Total Class IA transactions	(65,759,075)	(26,277,235)

Class IB
Capital shares sold [ 1,693,871 and 2,722,544 shares, respectively ]	26,339,013	40,814,338
Capital shares issued in connection with merger (Note 8) [ 0 and 5,954,139 shares, respectively ]	—	90,323,958
Capital shares issued in reinvestment of dividends [ 3,673,666 and 3,127,677 shares, respectively ]	53,583,175	49,276,589
Capital shares repurchased [ (30,003,991) and (45,006,539) shares, respectively ]	(467,736,340)	(672,367,310)

Total Class IB transactions	(387,814,152)	(491,952,425)

Class K
Capital shares sold [ 715,404 and 1,275,330 shares, respectively ]	11,062,467	18,993,431
Capital shares issued in connection with merger (Note 8) [ 0 and 39,587,691 shares, respectively ]	—	602,585,067
Capital shares issued in reinvestment of dividends [ 1,176,841 and 1,077,254 shares, respectively ]	17,200,544	17,008,685
Capital shares repurchased [ (13,918,841) and (15,050,409) shares, respectively ]	(215,511,503)	(229,947,598)

Total Class K transactions	(187,248,492)	408,639,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(640,821,719)	(109,590,075)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(947,378,142)	465,762,276
NET ASSETS:
Beginning of year	5,985,099,942	5,519,337,666

End of year (a)	$5,037,721,800	$5,985,099,942

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,854,800	$1,239,623

(af)  On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA Large Cap Value Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (af)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.83	$14.29	$10.89	$9.55	$10.19

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.20	0.17	0.16	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.88)	1.55	3.37	1.35	(0.63)

Total from investment operations	(0.64)	1.75	3.54	1.51	(0.50)

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.14)	(0.17)	(0.14)

Net asset value, end of year	$14.93	$15.83	$14.29	$10.89	$9.55

Total return	(4.03)%	12.25%	32.54%	15.83%	(4.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,027,281	$1,154,355	$1,068,537	$891,848	$872,363
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.86%	0.89%	0.91%	0.65%
After waivers and fees paid indirectly (f)	0.84%	0.86%	0.88%	0.91%	0.64%
Before waivers and fees paid indirectly (f)	0.85%	0.86%	0.89%	0.91%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.51%	1.33%	1.31%	1.52%	1.26%
After waivers and fees paid indirectly (f)	1.51%	1.33%	1.32%	1.52%	1.27%
Before waivers and fees paid indirectly (f)	1.50%	1.33%	1.31%	1.52%	1.26%
Portfolio turnover rate^	25%	21%	37%	25%	33%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.79	$14.26	$10.87	$9.53	$10.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.20	0.18	0.16	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.87)	1.54	3.35	1.35	(0.63)

Total from investment operations	(0.64)	1.74	3.53	1.51	(0.52)

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.14)	(0.17)	(0.12)

Net asset value, end of year	$14.89	$15.79	$14.26	$10.87	$9.53

Total return	(4.05)%	12.20%	32.50%	15.86%	(5.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,164,043	$3,743,107	$3,852,949	$1,340,073	$1,328,547
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.86%	0.89%	0.91%	0.90%
After waivers and fees paid indirectly (f)	0.84%	0.86%	0.88%	0.91%	0.89%
Before waivers and fees paid indirectly (f)	0.85%	0.86%	0.89%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.50%	1.33%	1.35%	1.52%	1.09%
After waivers and fees paid indirectly (f)	1.50%	1.33%	1.35%	1.52%	1.10%
Before waivers and fees paid indirectly (f)	1.50%	1.33%	1.35%	1.52%	1.09%
Portfolio turnover rate^	25%	21%	37%	25%	33%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (af)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$15.82	$14.29	$10.89	$9.55	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.23	0.20	0.18	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.87)	1.55	3.38	1.36	0.39

Total from investment operations	(0.60)	1.78	3.58	1.54	0.45

Less distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.18)	(0.20)	(0.14)

Net asset value, end of period	$14.93	$15.82	$14.29	$10.89	$9.55

Total return (b)	(3.72)%	12.46%	32.87%	16.13%	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$846,398	$1,087,638	$597,851	$677,124	$776,313
Ratio of expenses to average net assets:
After waivers (a)(f)	0.59%	0.61%	0.64%	0.66%	0.65%
After waivers and fees paid indirectly (a)(f)	0.59%	0.61%	0.63%	0.66%	0.65%
Before waivers and fees paid indirectly (a)(f)	0.60%	0.61%	0.64%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.74%	1.55%	1.56%	1.76%	1.79%
After waivers and fees paid indirectly (a)(f)	1.74%	1.55%	1.57%	1.76%	1.79%
Before waivers and fees paid indirectly (a)(f)	1.74%	1.55%	1.56%	1.76%	1.79%
Portfolio turnover rate^	25%	21%	37%	25%	33%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(af)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA Large Cap Value Managed Volatility Portfolio (Note 8).

See Notes to Financial Statements.

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Diamond Hill Capital Management, Inc.
➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(3.54)%	8.94%	5.64%
Portfolio – Class IB Shares	(3.52)	8.86	5.46
Portfolio – Class K Shares*	(3.30)	N/A	14.20
Russell Midcap® Value Index	(4.78)	11.25	7.61
Volatility Managed Index – Mid Cap Value	(2.22)	9.76	9.37
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.52)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the Russell Midcap® Value Index, and the Volatility Managed Index — Mid Cap Value, returned (4.78)% and (2.22)%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•	Strong security selection, the main driver of relative outperformance during the period, was driven by the Energy, Consumer Discretionary and Consumer Staples sectors.

•	An underweight to the poorly performing Energy sector aided relative performance.

•

Individual contributors to relative performance during the period were Japanese drug manufacturer Ono Pharmaceutical, a holding not in the benchmark, and underweighting both U.S. mining and oil group Freeport-McMoRan and U.S. computer data storage company Western Digital Corp.

What hurt performance during the year:

•	Sector allocation detracted from relative performance during the period, led by an underweight allocation to Health Care and Financials, and an overweight allocation to Industrials.

•	In the Health Care sector, underweights to Cigna Corp. and Humana Inc. detracted from relative performance.

•

Other individual detractors included an overweight in Industrials sector holding Colfax Corp., Nationstar Mortgage, which is not a benchmark component, and underweighting American video game publisher Activision Blizzard, Inc.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	26.9%
Exchange Traded Funds	9.7
Consumer Discretionary	8.7
Industrials	8.5
Information Technology	8.1
Utilities	7.5
Investment Company	5.6
Energy	5.4
Health Care	5.2
Materials	4.3
Consumer Staples	3.9
Telecommunication Services	0.9
Cash and Other	5.3

100.0%

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$945.53	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76
Class IB
Actual	1,000.00	945.65	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76
Class K
Actual	1,000.00	946.76	3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.49

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.7%)
Auto Components (1.0%)
BorgWarner, Inc.	200,920	$8,685,772
Gentex Corp.	50,940	815,549
Goodyear Tire & Rubber Co.	285,409	9,324,312
Lear Corp.	6,544	803,799

		19,629,432

Automobiles (0.1%)
Harley-Davidson, Inc.	30,165	1,369,189

Distributors (0.0%)
Genuine Parts Co.	3,893	334,370

Diversified Consumer Services (0.0%)
Graham Holdings Co., Class B	1,241	601,848
H&R Block, Inc.	5,445	181,373

		783,221

Hotels, Restaurants & Leisure (1.0%)
Aramark	5,644	182,019
Darden Restaurants, Inc.	34,894	2,220,654
Hyatt Hotels Corp., Class A*	11,793	554,507
International Game Technology plc	10,938	176,977
MGM Resorts International*	143,429	3,258,707
Norwegian Cruise Line Holdings Ltd.*	109,706	6,428,772
Royal Caribbean Cruises Ltd.	59,559	6,027,966
Wendy’s Co.	70,703	761,471
Wynn Resorts Ltd.	3,464	239,674

		19,850,747

Household Durables (2.4%)
D.R. Horton, Inc.	172,419	5,522,581
Garmin Ltd.	41,019	1,524,676
Jarden Corp.*	180,907	10,333,408
Lennar Corp., Class A	154,568	7,559,921
Lennar Corp., Class B	1,056	42,430
Mohawk Industries, Inc.*	6,371	1,206,604
Newell Rubbermaid, Inc.	131,953	5,816,488
NVR, Inc.*	1,200	1,971,600
PulteGroup, Inc.	222,767	3,969,708
Toll Brothers, Inc.*	111,026	3,697,166
Tupperware Brands Corp.	1,005	55,928
Whirlpool Corp.	55,943	8,216,348

		49,916,858

Internet & Catalog Retail (0.2%)
Expedia, Inc.	4,609	572,959
Liberty Interactive Corp. QVC Group*	93,884	2,564,911

		3,137,870

Leisure Products (0.4%)
Brunswick Corp.	8,814	445,195
Hasbro, Inc.	7,252	488,495
Mattel, Inc.	117,168	3,183,455
Performance Sports Group Ltd.*	381,869	3,677,398
Vista Outdoor, Inc.*	19,776	880,230

		8,674,773

Media (1.4%)
Cable One, Inc.	1,208	$523,861
Cablevision Systems Corp. – New York Group, Class A	60,034	1,915,085
Clear Channel Outdoor Holdings, Inc., Class A*	8,709	48,683
Discovery Communications, Inc., Class A*	5,084	135,641
Discovery Communications, Inc., Class C*	9,024	227,585
Gannett Co., Inc.	39,281	639,888
Interpublic Group of Cos., Inc.	169,675	3,950,034
John Wiley & Sons, Inc., Class A	16,035	722,056
Liberty Broadband Corp.*	32,029	1,659,124
Liberty Media Corp.*	105,647	4,065,396
News Corp., Class A	132,829	1,774,595
News Corp., Class B	40,085	559,587
Quebecor, Inc., Class B	130,470	3,194,568
TEGNA, Inc.	352,241	8,989,190
Tribune Media Co., Class A	27,923	944,077

		29,349,370

Multiline Retail (0.3%)
Dillard’s, Inc., Class A	6,851	450,179
J.C. Penney Co., Inc.*	108,583	723,163
Kohl’s Corp.	65,883	3,138,007
Macy’s, Inc.	30,442	1,064,861
Sears Holdings Corp.*	4,351	89,457

		5,465,667

Specialty Retail (1.3%)
Aaron’s, Inc.	224,575	5,028,234
Best Buy Co., Inc.	105,102	3,200,356
Cabela’s, Inc.*	16,264	760,017
CST Brands, Inc.	4,883	191,121
Dick’s Sporting Goods, Inc.	9,909	350,283
DSW, Inc., Class A	207,714	4,956,056
Foot Locker, Inc.	6,539	425,623
GameStop Corp., Class A	37,112	1,040,620
Murphy USA, Inc.*	14,719	894,032
Office Depot, Inc.*	156,016	879,930
Penske Automotive Group, Inc.	9,684	410,021
Staples, Inc.	715,034	6,771,372
Tiffany & Co.	9,888	754,356

		25,662,021

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	82,284	2,693,155
Fossil Group, Inc.*	2,870	104,927
Global Brands Group Holding Ltd.*	18,774,605	3,546,384
PVH Corp.	28,627	2,108,379
Ralph Lauren Corp.	19,579	2,182,667
Samsonite International S.A.	590,250	1,770,806

		12,406,318

Total Consumer Discretionary		176,579,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Consumer Staples (3.9%)
Beverages (0.6%)
Brown-Forman Corp., Class A	561	$61,772
Brown-Forman Corp., Class B	3,057	303,499
Molson Coors Brewing Co., Class B	130,484	12,255,057

		12,620,328

Food & Staples Retailing (0.4%)
Rite Aid Corp.*	139,029	1,089,987
Sysco Corp.	141,468	5,800,188
Whole Foods Market, Inc.	11,128	372,788

		7,262,963

Food Products (2.5%)
B&G Foods, Inc.	168,128	5,887,843
Blue Buffalo Pet Products, Inc.*	4,912	91,904
Bunge Ltd.	49,733	3,395,769
Campbell Soup Co.	24,783	1,302,347
ConAgra Foods, Inc.	127,776	5,387,036
Flowers Foods, Inc.	308,398	6,627,473
Ingredion, Inc.	74,023	7,094,364
J.M. Smucker Co.	41,440	5,111,210
Kellogg Co.	8,649	625,063
Pilgrim’s Pride Corp.	19,732	435,880
Pinnacle Foods, Inc.	40,363	1,713,813
Post Holdings, Inc.*	132,110	8,151,187
Tyson Foods, Inc., Class A	96,868	5,165,970

		50,989,859

Household Products (0.1%)
Clorox Co.	9,404	1,192,709
Energizer Holdings, Inc.	45,293	1,542,680

		2,735,389

Personal Products (0.3%)
Avon Products, Inc.	159,051	644,157
Coty, Inc., Class A	81,215	2,081,540
Edgewell Personal Care Co.	44,698	3,502,982
Herbalife Ltd.*	3,975	213,139
Nu Skin Enterprises, Inc., Class A	16,040	607,756

		7,049,574

Total Consumer Staples		80,658,113

Energy (5.4%)
Energy Equipment & Services (1.1%)
Cameron International Corp.*	66,285	4,189,212
Diamond Offshore Drilling, Inc.	22,236	469,180
Dril-Quip, Inc.*	13,860	820,928
Ensco plc, Class A	81,136	1,248,683
FMC Technologies, Inc.*	27,908	809,611
Frank’s International N.V.	12,940	215,969
Helmerich & Payne, Inc.	33,392	1,788,142
Nabors Industries Ltd.	114,404	973,578
National Oilwell Varco, Inc.	134,320	4,498,377
Noble Corp. plc	83,793	884,016
Oceaneering International, Inc.	28,212	1,058,514
Patterson-UTI Energy, Inc.	50,842	766,697
Rowan Cos., plc, Class A	43,206	732,342
RPC, Inc.	18,553	221,708

Seadrill Ltd.*	132,975	$450,785
Solar Cayman Ltd.(b)*§†	90,472	18,094
Superior Energy Services, Inc.	53,542	721,211
Trican Well Service Ltd.*	189,500	87,649
Weatherford International plc*	268,301	2,251,045

		22,205,741

Oil, Gas & Consumable Fuels (4.3%)
Antero Resources Corp.*	24,808	540,814
California Resources Corp.	108,890	253,714
Cheniere Energy, Inc.*	81,925	3,051,706
Chesapeake Energy Corp.	203,154	914,193
Cimarex Energy Co.	127,521	11,397,827
Cobalt International Energy, Inc.*	483,281	2,609,717
Columbia Pipeline Group, Inc.	138,460	2,769,200
Concho Resources, Inc.*	44,724	4,153,071
CONSOL Energy, Inc.	81,431	643,305
Continental Resources, Inc.*	20,467	470,332
CVR Energy, Inc.	3,797	149,412
Denbury Resources, Inc.	123,607	249,686
Diamondback Energy, Inc.*	115,357	7,717,383
Energen Corp.	107,512	4,406,917
EP Energy Corp., Class A*	13,498	59,121
EQT Corp.	52,758	2,750,275
Golar LNG Ltd.	31,138	491,669
Gulfport Energy Corp.*	37,455	920,269
Hess Corp.	87,312	4,232,886
HollyFrontier Corp.	79,126	3,156,336
Kosmos Energy Ltd.*	54,596	283,899
Laredo Petroleum, Inc.*	42,646	340,742
Marathon Oil Corp.	233,738	2,942,761
Murphy Oil Corp.	61,631	1,383,616
Newfield Exploration Co.*	177,848	5,790,731
Noble Energy, Inc.	148,607	4,893,629
ONEOK, Inc.	39,762	980,531
PBF Energy, Inc., Class A	33,484	1,232,546
Pioneer Natural Resources Co.	51,703	6,482,522
QEP Resources, Inc.	279,032	3,739,029
Range Resources Corp.	54,686	1,345,822
SM Energy Co.	24,009	472,017
Southwestern Energy Co.*	133,172	946,853
Targa Resources Corp.	9,934	268,814
Teekay Corp.	10,486	103,497
Tesoro Corp.	40,918	4,311,530
Whiting Petroleum Corp.*	70,689	667,304
World Fuel Services Corp.	20,475	787,469
WPX Energy, Inc.*	76,030	436,412

		88,347,557

Total Energy		110,553,298

Financials (26.9%)
Banks (5.9%)
Associated Banc-Corp	52,819	990,356
Bank of Hawaii Corp.	15,105	950,104
BankUnited, Inc.	352,130	12,697,808
BOK Financial Corp.	75,299	4,502,127
CIT Group, Inc.	104,119	4,133,524
Citizens Financial Group, Inc.	107,999	2,828,494
Comerica, Inc.	207,726	8,689,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Commerce Bancshares, Inc./Missouri	29,944	$1,273,818
Cullen/Frost Bankers, Inc.	18,773	1,126,380
East West Bancorp, Inc.	49,815	2,070,311
Fifth Third Bancorp	280,482	5,637,688
First Horizon National Corp.	342,407	4,971,750
First Niagara Financial Group, Inc.	122,960	1,334,116
First Republic Bank/California	141,364	9,338,506
Huntington Bancshares, Inc./Ohio	279,995	3,096,745
IBERIABANK Corp.	79,293	4,366,665
KeyCorp	293,770	3,874,826
M&T Bank Corp.	55,293	6,700,406
National Penn Bancshares, Inc.	340,377	4,196,848
PacWest Bancorp	38,779	1,671,375
People’s United Financial, Inc.	107,045	1,728,777
Popular, Inc.	216,878	6,146,323
Regions Financial Corp.	464,167	4,456,003
Signature Bank/New York*	1,500	230,055
South State Corp.	37,350	2,687,332
SunTrust Banks, Inc./Georgia	178,768	7,658,421
SVB Financial Group*	6,784	806,618
Synovus Financial Corp.	46,129	1,493,657
TCF Financial Corp.	58,498	825,992
Zions Bancorp	315,046	8,600,756

		119,084,960

Capital Markets (1.0%)
Ameriprise Financial, Inc.	10,490	1,116,346
E*TRADE Financial Corp.*	100,399	2,975,826
Interactive Brokers Group, Inc., Class A	18,706	815,582
Invesco Ltd.	130,510	4,369,475
Legg Mason, Inc.	22,764	893,032
Northern Trust Corp.	80,817	5,826,097
Raymond James Financial, Inc.	65,947	3,822,947
TD Ameritrade Holding Corp.	14,191	492,570
Waddell & Reed Financial, Inc., Class A	1,890	54,167

		20,366,042

Consumer Finance (0.7%)
Ally Financial, Inc.*	154,407	2,878,146
Navient Corp.	125,750	1,439,838
OneMain Holdings, Inc.*	18,048	749,714
Santander Consumer USA Holdings, Inc.*	29,041	460,300
SLM Corp.*	13,037	85,001
Synchrony Financial*	288,767	8,781,404

		14,394,403

Diversified Financial Services (1.0%)
Intercontinental Exchange, Inc.	24,825	6,361,655
Leucadia National Corp.	98,541	1,713,628
Markit Ltd.*	83,362	2,515,032
MSCI, Inc.	61,472	4,433,975
Nasdaq, Inc.	40,091	2,332,093
Voya Financial, Inc.	74,736	2,758,506

		20,114,889

Insurance (7.8%)
Alleghany Corp.*	5,541	$2,648,210
Allied World Assurance Co. Holdings AG	33,053	1,229,241
American Financial Group, Inc./Ohio	23,883	1,721,487
American National Insurance Co.	2,671	273,163
AmTrust Financial Services, Inc.	13,379	823,879
Arch Capital Group Ltd.*	42,953	2,995,972
Argo Group International Holdings Ltd.	67,084	4,014,307
Arthur J. Gallagher & Co.	25,882	1,059,609
Aspen Insurance Holdings Ltd.	21,339	1,030,674
Assurant, Inc.	23,520	1,894,301
Assured Guaranty Ltd.	49,051	1,296,418
Axis Capital Holdings Ltd.	34,952	1,965,001
Brown & Brown, Inc.	311,518	9,999,728
Cincinnati Financial Corp.	56,918	3,367,838
CNA Financial Corp.	9,855	346,403
CNO Financial Group, Inc.	160,593	3,065,720
Endurance Specialty Holdings Ltd.	97,708	6,252,335
Enstar Group Ltd.*	12,115	1,817,735
Everest Reinsurance Group Ltd.	15,387	2,817,206
FNF Group	97,122	3,367,220
Genworth Financial, Inc., Class A*	177,006	660,232
Hanover Insurance Group, Inc.	64,822	5,272,621
Hartford Financial Services Group, Inc.	145,423	6,320,084
Infinity Property & Casualty Corp.	20,000	1,644,600
Lincoln National Corp.	87,622	4,403,882
Loews Corp.	107,811	4,139,942
Markel Corp.*	4,333	3,827,556
Mercury General Corp.	8,211	382,386
Navigators Group, Inc.*	41,720	3,579,159
Old Republic International Corp.	90,442	1,684,934
PartnerReinsurance Ltd.	16,531	2,310,042
Principal Financial Group, Inc.	101,947	4,585,576
ProAssurance Corp.	19,052	924,594
Progressive Corp.	203,184	6,461,251
Reinsurance Group of America, Inc.	121,088	10,359,078
RenaissanceReinsurance Holdings Ltd.	15,948	1,805,154
StanCorp Financial Group, Inc.	14,617	1,664,584
Torchmark Corp.	43,672	2,496,292
Unum Group	288,290	9,597,174
Validus Holdings Ltd.	29,291	1,355,880
W. R. Berkley Corp.	33,672	1,843,542
White Mountains Insurance Group Ltd.	1,973	1,433,996
Willis Group Holdings plc	362,600	17,611,482
XL Group plc	324,319	12,706,818

		159,057,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (9.5%)
Alexandria Real Estate Equities, Inc. (REIT)	24,948	$2,254,301
American Assets Trust, Inc. (REIT)	108,028	4,142,874
American Campus Communities, Inc. (REIT)	38,891	1,607,754
American Capital Agency Corp. (REIT)	122,172	2,118,462
American Homes 4 Rent (REIT), Class A	57,376	955,884
Annaly Capital Management, Inc. (REIT)	328,194	3,078,460
Apartment Investment & Management Co. (REIT), Class A	54,120	2,166,424
Apple Hospitality REIT, Inc. (REIT)	60,748	1,213,137
AvalonBay Communities, Inc. (REIT)	45,777	8,428,919
BioMed Realty Trust, Inc. (REIT)	70,496	1,670,050
Blackstone Mortgage Trust, Inc. (REIT), Class A	74,593	1,996,109
Boston Properties, Inc. (REIT)	4,750	605,815
Brandywine Realty Trust (REIT)	64,010	874,377
Brixmor Property Group, Inc. (REIT)	59,923	1,547,212
Camden Property Trust (REIT)	30,074	2,308,480
Care Capital Properties, Inc. (REIT)	28,647	875,739
CBL & Associates Properties, Inc. (REIT)	59,426	735,100
Chimera Investment Corp. (REIT)	65,603	894,825
Colony Capital, Inc. (REIT), Class A	70,420	1,371,782
Columbia Property Trust, Inc. (REIT)	38,031	892,968
Communications Sales & Leasing, Inc. (REIT)	42,932	802,399
Corporate Office Properties Trust (REIT)	33,643	734,427
Corrections Corp. of America (REIT)	116,795	3,093,899
DDR Corp. (REIT)	104,888	1,766,314
Digital Realty Trust, Inc. (REIT)	21,588	1,632,484
Douglas Emmett, Inc. (REIT)	50,513	1,574,995
Duke Realty Corp. (REIT)	119,491	2,511,701
Empire State Realty Trust, Inc. (REIT), Class A	21,246	383,915
Equity Commonwealth (REIT)*	44,925	1,245,770
Equity LifeStyle Properties, Inc. (REIT)	97,995	6,533,327
Essex Property Trust, Inc. (REIT)	22,632	5,418,327
Extra Space Storage, Inc. (REIT)	71,349	6,293,695
Four Corners Property Trust, Inc. (REIT)*	11,953	288,776
Gaming and Leisure Properties, Inc. (REIT)	27,125	754,075

General Growth Properties, Inc. (REIT)	199,827	$5,437,293
HCP, Inc. (REIT)	159,880	6,113,811
Healthcare Trust of America, Inc. (REIT), Class A	39,109	1,054,770
Hospitality Properties Trust (REIT)	51,932	1,358,022
Host Hotels & Resorts, Inc. (REIT)	262,384	4,024,971
Iron Mountain, Inc. (REIT)	44,333	1,197,434
iStar, Inc. (REIT)*	386,734	4,536,390
Kilroy Realty Corp. (REIT)	30,493	1,929,597
Kimco Realty Corp. (REIT)	142,937	3,782,113
Liberty Property Trust (REIT)	51,756	1,607,024
Macerich Co. (REIT)	54,807	4,422,377
MFA Financial, Inc. (REIT)	128,267	846,562
Mid-America Apartment Communities, Inc. (REIT)	66,953	6,080,002
National Retail Properties, Inc. (REIT)	46,408	1,858,640
NorthStar Realty Europe Corp. (REIT)	21,639	255,557
NorthStar Realty Finance Corp. (REIT)	63,176	1,075,887
Omega Healthcare Investors, Inc. (REIT)	46,067	1,611,424
Outfront Media, Inc. (REIT)	47,583	1,038,737
Paramount Group, Inc. (REIT)	61,846	1,119,413
Piedmont Office Realty Trust, Inc. (REIT), Class A	53,467	1,009,457
Plum Creek Timber Co., Inc. (REIT)	35,884	1,712,384
Post Properties, Inc. (REIT)	12,882	762,099
Prologis, Inc. (REIT)	181,479	7,789,079
PS Business Parks, Inc. (REIT)	44,696	3,907,771
Rayonier, Inc. (REIT)	43,935	975,357
Realty Income Corp. (REIT)	86,433	4,462,536
Regency Centers Corp. (REIT)	32,665	2,225,140
Retail Properties of America, Inc. (REIT), Class A	82,138	1,213,178
Senior Housing Properties Trust (REIT)	81,386	1,207,768
SL Green Realty Corp. (REIT)	65,672	7,419,623
Spirit Realty Capital, Inc. (REIT)	152,874	1,531,797
Starwood Property Trust, Inc. (REIT)	82,464	1,695,460
Taubman Centers, Inc. (REIT)	13,464	1,032,958
Two Harbors Investment Corp. (REIT)	126,946	1,028,263
UDR, Inc. (REIT)	89,688	3,369,578
Ventas, Inc. (REIT)	114,585	6,466,031
VEREIT, Inc. (REIT)	313,464	2,482,635
Vornado Realty Trust (REIT)	65,200	6,517,392
Weingarten Realty Investors (REIT)	42,909	1,483,793
Welltower, Inc. (REIT)	66,662	4,535,016
Weyerhaeuser Co. (REIT)	163,877	4,913,032
WP Carey, Inc. (REIT)	36,133	2,131,847
WP Glimcher, Inc. (REIT)	64,167	680,812

		192,675,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares		Value (Note 1)

Real Estate Management & Development (0.4%)
Forest City Enterprises, Inc., Class A*	272,499		$5,975,903
Howard Hughes Corp.*	8,196		927,459
Jones Lang LaSalle, Inc.	4,343		694,272
Realogy Holdings Corp.*	32,274		1,183,488
RMR Group, Inc., Class A*	—	@	7

			8,781,129

Thrifts & Mortgage Finance (0.6%)
EverBank Financial Corp.	111,349		1,779,357
Nationstar Mortgage Holdings, Inc.*	438,810		5,866,890
New York Community Bancorp, Inc.	167,930		2,740,618
Provident Financial Services, Inc.	111,638		2,249,506
TFS Financial Corp.	23,485		442,222

			13,078,593

Total Financials			547,553,128

Health Care (5.2%)
Biotechnology (0.1%)
Alkermes plc*	8,853		702,751
Alnylam Pharmaceuticals, Inc.*	4,677		440,293

			1,143,044

Health Care Equipment & Supplies (1.9%)
Alere, Inc.*	10,846		423,970
Boston Scientific Corp.*	1,095,958		20,209,466
Cooper Cos., Inc.	5,318		713,676
DENTSPLY International, Inc.	36,024		2,192,060
Hill-Rom Holdings, Inc.	1,934		92,948
Orthofix International N.V.*	136,024		5,333,501
St. Jude Medical, Inc.	42,455		2,622,445
Teleflex, Inc.	14,382		1,890,514
Zimmer Biomet Holdings, Inc.	55,353		5,678,664

			39,157,244

Health Care Providers & Services (1.7%)
Brookdale Senior Living, Inc.*	146,004		2,695,234
Community Health Systems, Inc.*	40,876		1,084,440
DaVita HealthCare Partners, Inc.*	43,501		3,032,455
Envision Healthcare Holdings, Inc.*	106,457		2,764,688
Health Net, Inc.*	22,306		1,527,069
Laboratory Corp. of America Holdings*	23,261		2,875,990
LifePoint Health, Inc.*	129,671		9,517,851
MEDNAX, Inc.*	13,701		981,814
Patterson Cos., Inc.	13,881		627,560
Quest Diagnostics, Inc.	49,742		3,538,646
Universal American Corp.	381,315		2,669,205
Universal Health Services, Inc., Class B	26,075		3,115,702
VCA, Inc.*	1,916		105,380

			34,536,034

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	43,154		$663,708

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	115,319		4,821,487
Bio-Rad Laboratories, Inc., Class A*	7,155		992,112
Bio-Techne Corp.	7,553		679,770
PerkinElmer, Inc.	33,124		1,774,453
QIAGEN N.V.*	80,350		2,221,678
Quintiles Transnational Holdings, Inc.*	1,658		113,838
VWR Corp.*	5,045		142,824

			10,746,162

Pharmaceuticals (1.0%)
Almirall S.A.	142,182		2,871,451
Endo International plc*	50,100		3,067,122
Mallinckrodt plc*	24,549		1,832,092
Ono Pharmaceutical Co., Ltd.	38,845		6,904,113
Perrigo Co. plc	41,283		5,973,650

			20,648,428

Total Health Care			106,894,620

Industrials (8.5%)
Aerospace & Defense (1.1%)
BWX Technologies, Inc.	29,777		946,015
Curtiss-Wright Corp.	50,309		3,446,167
Esterline Technologies Corp.*	47,721		3,865,401
L-3 Communications Holdings, Inc.	28,522		3,408,664
Moog, Inc., Class A*	74,420		4,509,852
Orbital ATK, Inc.	29,057		2,595,953
Spirit AeroSystems Holdings, Inc., Class A*	3,754		187,963
Textron, Inc.	74,323		3,122,309
Triumph Group, Inc.	17,064		678,294

			22,760,618

Air Freight & Logistics (0.4%)
Hub Group, Inc., Class A*	258,978		8,533,325

Airlines (0.1%)
Copa Holdings S.A., Class A	11,399		550,116
JetBlue Airways Corp.*	68,020		1,540,653

			2,090,769

Building Products (0.4%)
Armstrong World Industries, Inc.*	5,101		233,269
Fortune Brands Home & Security, Inc.	35,886		1,991,673
Owens Corning, Inc.	40,863		1,921,787
Sanwa Holdings Corp.	448,305		3,552,085

			7,698,814

Commercial Services & Supplies (0.7%)
ADT Corp.	59,321		1,956,407
Brink’s Co.	74,486		2,149,666
Clean Harbors, Inc.*	6,986		290,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

KAR Auction Services, Inc.	32,598	$1,207,104
Pitney Bowes, Inc.	42,814	884,109
R.R. Donnelley & Sons Co.	35,261	519,042
Republic Services, Inc.	83,966	3,693,664
Tyco International plc	18,871	601,796
Waste Connections, Inc.	42,895	2,415,846

		13,718,601

Construction & Engineering (0.4%)
AECOM*	45,203	1,357,446
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	33,924	1,322,697
Fluor Corp.	50,759	2,396,840
Jacobs Engineering Group, Inc.*	43,490	1,824,405
KBR, Inc.	49,956	845,256
Quanta Services, Inc.*	42,931	869,353

		8,615,997

Electrical Equipment (0.8%)
Babcock & Wilcox Enterprises, Inc.*	15,758	328,870
Generac Holdings, Inc.*	108,787	3,238,589
Hubbell, Inc.	76,777	7,757,548
Regal Beloit Corp.	14,695	859,951
Sensata Technologies Holding N.V.*	77,109	3,551,641

		15,736,599

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	17,626	1,563,250
Roper Technologies, Inc.	21,479	4,076,499

		5,639,749

Machinery (2.8%)
AGCO Corp.	26,267	1,192,259
Allison Transmission Holdings, Inc.	28,435	736,182
Barnes Group, Inc.	138,405	4,898,153
Colfax Corp.*	314,647	7,347,008
Crane Co.	16,663	797,158
Donaldson Co., Inc.	4,752	136,192
Dover Corp.	121,097	7,424,457
Flowserve Corp.	24,864	1,046,277
IDEX Corp.	2,371	181,642
Ingersoll-Rand plc	85,256	4,713,804
ITT Corp.	30,891	1,121,961
Joy Global, Inc.	34,653	436,974
Kennametal, Inc.	147,690	2,835,648
Lincoln Electric Holdings, Inc.	2,362	122,564
Manitowoc Co., Inc.	47,148	723,722
Oshkosh Corp.	27,085	1,057,399
PACCAR, Inc.	11,796	559,131
Parker-Hannifin Corp.	41,529	4,027,483
Pentair plc	62,210	3,081,261
SPX Corp.	14,600	136,218
SPX FLOW, Inc.*	87,820	2,451,056
Stanley Black & Decker, Inc.	48,339	5,159,222
Terex Corp.	37,402	691,189
Timken Co.	26,904	769,185
Trinity Industries, Inc.	53,657	1,288,841
Valmont Industries, Inc.	7,717	818,156
Xylem, Inc.	62,810	2,292,565

		56,045,707

Marine (0.2%)
Kirby Corp.*	88,991	$4,682,707

Professional Services (0.4%)
Dun & Bradstreet Corp.	8,786	913,129
IHS, Inc., Class A*	3,621	428,835
ManpowerGroup, Inc.	25,551	2,153,694
Nielsen Holdings plc	39,640	1,847,224
Towers Watson & Co., Class A	19,734	2,535,029
TransUnion*	2,612	72,013

		7,949,924

Road & Rail (0.4%)
AMERCO	1,353	526,993
Genesee & Wyoming, Inc., Class A*	74,070	3,976,818
Kansas City Southern	38,282	2,858,517
Ryder System, Inc.	18,461	1,049,139

		8,411,467

Trading Companies & Distributors (0.4%)
Air Lease Corp.	33,641	1,126,301
Aircastle Ltd.	134,085	2,801,036
GATX Corp.	15,623	664,758
MSC Industrial Direct Co., Inc., Class A	11,424	642,828
NOW, Inc.*	37,117	587,191
Rexel S.A.	124,338	1,650,683
WESCO International, Inc.*	33,860	1,479,005

		8,951,802

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	23,934	1,737,608

Total Industrials		172,573,687

Information Technology (8.1%)
Communications Equipment (1.2%)
ARRIS Group, Inc.*	152,405	4,659,021
Brocade Communications Systems, Inc.	144,715	1,328,484
CommScope Holding Co., Inc.*	128,054	3,315,318
EchoStar Corp., Class A*	15,275	597,405
Harris Corp.	35,610	3,094,509
Juniper Networks, Inc.	344,850	9,517,860
Lumentum Holdings, Inc.*	17,257	379,999
Viavi Solutions, Inc.*	81,086	493,814

		23,386,410

Electronic Equipment, Instruments & Components (1.1%)
Anixter International, Inc.*	51,405	3,104,348
Arrow Electronics, Inc.*	145,719	7,895,055
Avnet, Inc.	47,036	2,015,022
Dolby Laboratories, Inc., Class A	17,247	580,361
Fitbit, Inc., Class A*	4,892	144,754
FLIR Systems, Inc.	17,906	502,621
Ingram Micro, Inc., Class A	51,086	1,551,993
Jabil Circuit, Inc.	54,620	1,272,100
Keysight Technologies, Inc.*	86,521	2,451,140
Knowles Corp.*	87,435	1,165,509
National Instruments Corp.	30,369	871,287
Trimble Navigation Ltd.*	85,089	1,825,159

		23,379,349

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (0.0%)
Zillow Group, Inc., Class A*	6,507	$169,442
Zillow Group, Inc., Class C*	13,014	305,569

		475,011

IT Services (1.5%)
Amdocs Ltd.	53,545	2,921,951
Black Knight Financial Services, Inc., Class A*	979	32,366
Booz Allen Hamilton Holding Corp.	143,200	4,417,720
Broadridge Financial Solutions, Inc.	35,354	1,899,570
Computer Sciences Corp.	48,058	1,570,535
CoreLogic, Inc.*	17,688	598,916
CSG Systems International, Inc.	66,795	2,403,284
CSRA, Inc.	48,058	1,441,740
DST Systems, Inc.	2,982	340,127
Fidelity National Information Services, Inc.	55,856	3,384,874
First Data Corp., Class A*	14,077	225,513
Leidos Holdings, Inc.	21,120	1,188,211
Paychex, Inc.	14,382	760,664
Teradata Corp.*	13,374	353,341
Vantiv, Inc., Class A*	98,845	4,687,230
Xerox Corp.	351,385	3,735,223

		29,961,265

Semiconductors & Semiconductor Equipment (2.2%)
Analog Devices, Inc.	9,485	524,710
Applied Materials, Inc.	162,727	3,038,113
Cree, Inc.*	35,685	951,719
Cypress Semiconductor Corp.*	114,941	1,127,571
First Solar, Inc.*	26,161	1,726,364
Lam Research Corp.	15,681	1,245,385
Linear Technology Corp.	120,107	5,100,944
Marvell Technology Group Ltd.	156,879	1,383,673
Maxim Integrated Products, Inc.	64,420	2,447,960
Microsemi Corp.*	163,669	5,333,973
NVIDIA Corp.	186,311	6,140,811
ON Semiconductor Corp.*	12,770	125,146
Qorvo, Inc.*	77,271	3,933,094
Silicon Motion Technology Corp. (ADR)	83,919	2,631,700
SunEdison, Inc.*	8,157	41,519
SunPower Corp.*	18,470	554,285
Synaptics, Inc.*	44,031	3,537,451
Teradyne, Inc.	74,296	1,535,698
Xilinx, Inc.	68,888	3,235,669

		44,615,785

Software (1.4%)
Activision Blizzard, Inc.	174,739	6,764,147
ANSYS, Inc.*	25,213	2,332,202
Autodesk, Inc.*	20,261	1,234,503
CA, Inc.	103,894	2,967,213
Nuance Communications, Inc.*	87,644	1,743,239
SS&C Technologies Holdings, Inc.	2,687	183,441
Symantec Corp.	235,738	4,950,498
Synopsys, Inc.*	49,787	2,270,785
Verint Systems, Inc.*	122,428	4,965,680
Zynga, Inc., Class A*	266,052	713,019

		28,124,727

Technology Hardware, Storage & Peripherals (0.7%)
3D Systems Corp.*	26,000	$225,940
Lexmark International, Inc., Class A	21,228	688,849
NCR Corp.*	58,699	1,435,777
NetApp, Inc.	71,488	1,896,577
SanDisk Corp.	71,992	5,470,672
Western Digital Corp.	77,813	4,672,671

		14,390,486

Total Information Technology		164,333,033

Materials (4.3%)
Chemicals (1.8%)
Airgas, Inc.	18,238	2,522,680
Albemarle Corp.	38,851	2,176,045
Ashland, Inc.	19,859	2,039,519
Axalta Coating Systems Ltd.*	153,705	4,096,238
Cabot Corp.	118,115	4,828,541
Celanese Corp.	99,971	6,731,048
Eastman Chemical Co.	38,663	2,610,139
FMC Corp.	12,763	499,416
Huntsman Corp.	186,282	2,118,026
Methanex Corp.	153,224	5,057,924
Mosaic Co.	120,656	3,328,899
Platform Specialty Products Corp.*	37,008	474,813
Scotts Miracle-Gro Co., Class A	1,621	104,571
Westlake Chemical Corp.	13,934	756,895

		37,344,754

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	20,098	2,744,985
Vulcan Materials Co.	39,923	3,791,487

		6,536,472

Containers & Packaging (0.8%)
AptarGroup, Inc.	17,668	1,283,580
Avery Dennison Corp.	2,436	152,640
Bemis Co., Inc.	101,498	4,535,946
Crown Holdings, Inc.*	27,002	1,369,001
Graphic Packaging Holding Co.	49,602	636,394
Owens-Illinois, Inc.*	52,324	911,484
Packaging Corp. of America	16,803	1,059,429
Sonoco Products Co.	34,942	1,428,080
WestRock Co.	81,883	3,735,502

		15,112,056

Metals & Mining (1.0%)
Alcoa, Inc.	453,513	4,476,173
Allegheny Technologies, Inc.	37,822	425,497
Freeport-McMoRan, Inc.	393,443	2,663,609
Newmont Mining Corp.	183,213	3,296,002
Nucor Corp.	110,517	4,453,835
Reliance Steel & Aluminum Co.	25,726	1,489,793
Royal Gold, Inc.	21,843	796,614
Steel Dynamics, Inc.	145,819	2,605,786
Tahoe Resources, Inc.	48,413	419,741
United States Steel Corp.	51,843	413,707

		21,040,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.4%)
Domtar Corp.	22,060	$815,117
International Paper Co.	7,288	274,758
KapStone Paper and Packaging Corp.	82,444	1,862,410
Louisiana-Pacific Corp.*	308,130	5,549,421

		8,501,706

Total Materials		88,535,745

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.6%)
CenturyLink, Inc.	195,228	4,911,937
Frontier Communications Corp.	404,587	1,889,421
Level 3 Communications, Inc.*	88,242	4,796,835
Zayo Group Holdings, Inc.*	7,268	193,256

		11,791,449

Wireless Telecommunication Services (0.3%)
Millicom International Cellular S.A. (SDR)	28,161	1,603,986
SBA Communications Corp., Class A*	22,730	2,388,241
Sprint Corp.*	257,216	931,122
Telephone & Data Systems, Inc.	32,554	842,823
U.S. Cellular Corp.*	4,872	198,826

		5,964,998

Total Telecommunication Services		17,756,447

Utilities (7.5%)
Electric Utilities (3.1%)
Avangrid, Inc.*	19,875	763,200
Cleco Corp.	14,299	746,551
Edison International	112,829	6,680,605
Entergy Corp.	62,169	4,249,873
Eversource Energy	110,002	5,617,802
FirstEnergy Corp.	146,149	4,637,308
Great Plains Energy, Inc.	163,714	4,471,029
Hawaiian Electric Industries, Inc.	37,200	1,076,940
ITC Holdings Corp.	140,497	5,514,507
OGE Energy Corp.	69,113	1,816,981
Pepco Holdings, Inc.	87,640	2,279,516
Pinnacle West Capital Corp.	38,353	2,473,001
Portland General Electric Co.	130,607	4,750,177
PPL Corp.	231,367	7,896,556
Westar Energy, Inc.	110,084	4,668,662
Xcel Energy, Inc.	175,546	6,303,857

		63,946,565

Gas Utilities (1.0%)
AGL Resources, Inc.	41,534	2,650,285
Atmos Energy Corp.	34,984	2,205,391
National Fuel Gas Co.	29,235	1,249,796
Questar Corp.	60,850	1,185,358
UGI Corp.	384,103	12,967,317

		20,258,147

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	236,331	2,261,687
Calpine Corp.*	113,987	1,649,392

NRG Energy, Inc.	109,044	$1,283,448
TerraForm Power, Inc., Class A*	17,643	221,949

		5,416,476

Multi-Utilities (2.8%)
Alliant Energy Corp.	94,217	5,883,852
Ameren Corp.	84,025	3,632,401
CenterPoint Energy, Inc.	148,982	2,735,309
CMS Energy Corp.	95,856	3,458,484
Consolidated Edison, Inc.	101,424	6,518,520
DTE Energy Co.	62,103	4,980,040
MDU Resources Group, Inc.	67,450	1,235,684
NiSource, Inc.	109,909	2,144,325
Public Service Enterprise Group, Inc.	175,182	6,777,792
SCANA Corp.	49,493	2,993,832
Sempra Energy	85,738	8,060,229
TECO Energy, Inc.	81,424	2,169,950
Vectren Corp.	28,615	1,213,848
WEC Energy Group, Inc.	109,326	5,609,517

		57,413,783

Water Utilities (0.3%)
American Water Works Co., Inc.	62,322	3,723,740
Aqua America, Inc.	61,320	1,827,336

		5,551,076

Total Utilities		152,586,047

Total Common Stocks (79.4%) (Cost $1,405,005,924)		1,618,023,954

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.7%)
iShares® Core S&P Mid-Cap ETF	3,855	537,310
iShares® Morningstar Mid-Cap ETF	6,466	925,026
iShares® Morningstar Mid-Cap Growth ETF	38,930	5,966,022
iShares® Morningstar Mid-Cap Value ETF‡	77,937	9,229,300
iShares® Russell Mid-Cap ETF	2,905	465,730
iShares® Russell Mid-Cap Growth ETF	77,754	7,151,035
iShares® Russell Mid-Cap Value ETF	891,075	61,199,031
iShares® S&P Mid-Cap 400 Growth ETF	58,000	9,335,680
iShares® S&P Mid-Cap 400 Value ETF	417,921	48,980,342
SPDR® S&P 400 MidCap Value ETF	23,094	1,757,915
Vanguard Mid-Cap Growth ETF	58,000	5,784,340
Vanguard Mid-Cap Value ETF	551,300	47,384,235

Total Investment Companies (9.7%) (Cost $119,152,630)		198,715,966

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*† (Cost $—)	1,953	$—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (5.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	114,221,308	114,221,308

Total Short-Term Investment (5.6%) (Cost $114,221,308)		114,221,308

Total Investments (94.7%) (Cost $1,638,379,862)		1,930,961,228
Other Assets Less Liabilities (5.3%)		107,582,403

Net Assets (100%)		$2,038,543,631

*	Non-income producing.
†	Securities (totaling $18,094 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $18,094 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
@	Shares are less than 0.5.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
iShares® Morningstar Mid-Cap Value ETF	$31,142,108	$—	$16,521,728	$9,229,300	$322,261	$4,889,167

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	426	March-16	$49,047,318	$48,201,900	$(845,418)
S&P 500 E-Mini Index	476	March-16	48,804,845	48,442,520	(362,325)
S&P MidCap 400 E-Mini Index	696	March-16	97,512,842	96,987,600	(525,242)

					$(1,732,985)

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/6/16	Royal Bank of Canada	3	$2,459	$2,458	$1
Japanese Yen vs. U.S. Dollar, expiring 1/4/16	HSBC Bank plc	37,927	314,617	315,549	(932)

					$(931)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$171,262,646	$5,317,190	$—		$176,579,836
Consumer Staples	80,658,113	—	—		80,658,113
Energy	110,535,204	—	18,094		110,553,298
Financials	547,553,128	—	—		547,553,128
Health Care	97,119,056	9,775,564	—		106,894,620
Industrials	167,370,919	5,202,768	—		172,573,687
Information Technology	164,333,033	—	—		164,333,033
Materials	88,535,745	—	—		88,535,745
Telecommunication Services	16,152,461	1,603,986	—		17,756,447
Utilities	152,586,047	—	—		152,586,047
Forward Currency Contracts	—	1	—		1
Investment Companies
Exchange Traded Funds (ETFs)	198,715,966	—	—		198,715,966
Rights
Information Technology	—	—	—	(a)	— (a)
Short-Term Investments	114,221,308	—	—		114,221,308

Total Assets	$1,909,043,626	$21,899,509	$18,094		$1,930,961,229

Liabilities:
Forward Currency Contracts	$—	$(932)	$—		$(932)
Futures	(1,732,985)	—	—		(1,732,985)

Total Liabilities	$(1,732,985)	$(932)	$—		$(1,733,917)

Total	$1,907,310,641	$21,898,577	$18,094		$1,929,227,312

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1

	Liability Derivatives
Foreign exchange contracts	Payables	$(932)
Equity contracts	Payables, Net assets - Unrealized depreciation	(1,732,985)*

Total		$(1,733,917)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(40,822)	$(40,822)
Equity contracts	19,560,328	—	19,560,328

Total	$19,560,328	$(40,822)	$19,519,506

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(931)	$(931)
Equity contracts	(10,274,061)	—	(10,274,061)

Total	$(10,274,061)	$(931)	$(10,274,992)

^ This Portfolio held forward foreign currency contracts for hedging and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $156,000 for four months during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $321,134,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Royal Bank of Canada	$1	$—	$—	$1

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$932	$—	$—	$932

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$737,187,762
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 27%)*	$713,303,563

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$435,302,992
Aggregate gross unrealized depreciation	(160,752,790)

Net unrealized appreciation	$274,550,202

Federal income tax cost of investments	$1,656,411,026

For the year ended December 31, 2015, the Portfolio incurred approximately $805 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,543,972)	$9,229,300
Unaffiliated Issuers (Cost $1,633,835,890)	1,921,731,928
Cash	99,106,227
Cash held as collateral at broker	9,198,400
Dividends, interest and other receivables	2,782,607
Receivable for securities sold	953,314
Unrealized appreciation on forward foreign currency contracts	1
Other assets	7,061

Total assets	2,043,008,838

LIABILITIES
Due to broker for futures variation margin	1,851,884
Investment management fees payable	944,064
Payable for securities purchased	864,770
Distribution fees payable – Class IB	388,364
Administrative fees payable	217,231
Distribution fees payable – Class IA	46,039
Trustees’ fees payable	4,965
Unrealized depreciation on forward foreign currency contracts	932
Accrued expenses	146,958

Total liabilities	4,465,207

NET ASSETS	$2,038,543,631

Net assets were comprised of:
Paid in capital	$1,843,697,925
Accumulated undistributed net investment income (loss)	(237,220)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(95,762,809)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	290,845,735

Net assets	$2,038,543,631

Class IA
Net asset value, offering and redemption price per share, $214,698,027 / 14,563,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.74

Class IB
Net asset value, offering and redemption price per share, $1,807,949,783 / 123,683,612 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.62

Class K
Net asset value, offering and redemption price per share, $15,895,821 / 1,078,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($322,261 of dividend income received from affiliates) (net of $97,852 foreign withholding tax)	35,077,707
Interest	320,263

Total income	35,397,970

EXPENSES
Investment management fees	12,230,113
Distribution fees – Class IB	4,982,972
Administrative fees	2,776,194
Distribution fees – Class IA	587,600
Custodian fees	134,000
Printing and mailing expenses	108,903
Professional fees	102,410
Trustees’ fees	46,564
Miscellaneous	57,703

Gross expenses	21,026,459
Less: Waiver from investment manager	(53,065)

Net expenses	20,973,394

NET INVESTMENT INCOME (LOSS)	14,424,576

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($4,889,167 of realized gain (loss) from affiliates)	152,838,583
Net distributions of realized gain received from underlying funds	42,228
Futures	19,560,328
Foreign currency transactions	(17,452)

Net realized gain (loss)	172,423,687

Change in unrealized appreciation (depreciation) on:
Investments ($(5,391,080) of change in unrealized appreciation (depreciation) from affiliates)	(250,181,968)
Futures	(10,274,061)
Foreign currency translations	(481)

Net change in unrealized appreciation (depreciation)	(260,456,510)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(88,032,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(73,608,247)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,424,576	$12,071,298
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	172,423,687	227,743,009
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(260,456,510)	2,605,626

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(73,608,247)	242,419,933

DIVIDENDS:
Dividends from net investment income
Class IA	(1,752,379)	(1,399,652)
Class IB	(14,765,774)	(11,930,675)
Class K	(169,332)	(147,785)

TOTAL DIVIDENDS:	(16,687,485)	(13,478,112)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 339,235 and 589,718 shares, respectively ]	5,287,554	8,578,653
Capital shares issued in reinvestment of dividends [ 121,638 and 91,494 shares, respectively ]	1,752,379	1,399,652
Capital shares repurchased [ (1,785,146) and (2,179,211) shares, respectively ]	(27,694,802)	(32,049,136)

Total Class IA transactions	(20,654,869)	(22,070,831)

Class IB
Capital shares sold [ 2,119,703 and 4,050,192 shares, respectively ]	32,660,663	58,827,778
Capital shares issued in reinvestment of dividends [ 1,033,720 and 786,581 shares, respectively ]	14,765,774	11,930,675
Capital shares repurchased [ (15,999,832) and (21,205,604) shares, respectively ]	(245,749,890)	(307,426,735)

Total Class IB transactions	(198,323,453)	(236,668,282)

Class K
Capital shares sold [ 122,365 and 304,893 shares, respectively ]	1,914,419	4,530,507
Capital shares issued in reinvestment of dividends [ 11,756 and 9,662 shares, respectively ]	169,332	147,785
Capital shares repurchased [ (230,581) and (254,124) shares, respectively ]	(3,574,263)	(3,735,602)

Total Class K transactions	(1,490,512)	942,690

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(220,468,834)	(257,796,423)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,764,566)	(28,854,602)
NET ASSETS:
Beginning of year	2,349,308,197	2,378,162,799

End of year (a)	$2,038,543,631	$2,349,308,197

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(237,220)	$(920,741)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.41	$13.98	$10.56	$9.01	$10.03

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.06	0.08	0.11
Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(0.65)	1.44	3.43	1.60	(1.02)

Total from investment operations	(0.55)	1.52	3.49	1.68	(0.91)

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.07)	(0.13)	(0.11)

Net asset value, end of year	$14.74	$15.41	$13.98	$10.56	$9.01

Total return	(3.54)%	10.87%	33.02%	18.61%	(9.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$214,698	$244,859	$243,066	$205,787	$199,783
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.95%	0.97%	0.99%	0.72%
After waivers, reimbursements and fees paid indirectly (f)	0.94%	0.95%	0.97%	0.99%	0.72%
Before waivers, reimbursements and fees paid indirectly (f)	0.94%	0.95%	0.97%	0.99%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.64%	0.51%	0.47%	0.83%	1.11%
After waivers, reimbursements and fees paid indirectly (f)	0.64%	0.51%	0.47%	0.83%	1.11%
Before waivers, reimbursements and fees paid indirectly (f)	0.64%	0.51%	0.47%	0.83%	1.11%
Portfolio turnover rate^	38%	26%	38%	27%	29%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.28	$13.86	$10.47	$8.93	$9.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.07	0.06	0.08	0.09
Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(0.64)	1.44	3.40	1.59	(1.03)

Total from investment operations	(0.54)	1.51	3.46	1.67	(0.94)

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.07)	(0.13)	(0.09)

Net asset value, end of year	$14.62	$15.28	$13.86	$10.47	$8.93

Total return	(3.52)%	10.88%	33.01%	18.65%	(9.44)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,807,950	$2,086,343	$2,119,517	$1,472,191	$1,396,220
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.95%	0.97%	0.99%	0.97	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.94%	0.95%	0.97%	0.99%	0.97	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.94%	0.95%	0.97%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.64%	0.51%	0.49%	0.84%	0.88%
After waivers, reimbursements and fees paid indirectly (f)	0.64%	0.51%	0.49%	0.84%	0.88%
Before waivers, reimbursements and fees paid indirectly (f)	0.64%	0.51%	0.49%	0.84%	0.87%
Portfolio turnover rate^	38%	26%	38%	27%	29%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				December 1, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$15.41	$13.98	$10.56	$9.01	$9.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(0.65)	1.45	3.43	1.59	0.05

Total from investment operations	(0.51)	1.56	3.52	1.70	0.08

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.10)	(0.15)	(0.11)

Net asset value, end of period	$14.74	$15.41	$13.98	$10.56	$9.01

Total return (b)	(3.30)%	11.14%	33.35%	18.91%	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,896	$18,105	$15,579	$11,434	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.69%	0.70%	0.72%	0.74%	0.67%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.69%	0.70%	0.72%	0.74%	0.67%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.69%	0.70%	0.72%	0.74%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.77%	0.73%	1.10%	3.43%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.89%	0.77%	0.73%	1.10%	3.44%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.89%	0.77%	0.73%	1.10%	3.43%
Portfolio turnover rate^	38%	26%	38%	27%	29%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(25.76)%	(12.68)%
Portfolio – Class K Shares*	(25.57)	(12.46)
MSCI World Commodity Producers (Net) Index	(25.62)	(12.51)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (25.76)% for the year ended December 31, 2015. The Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, returned (25.62)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The sub-industry groups that contributed most to relative performance for the year ending December 31, 2015 were Precious Metals & Minerals, Forest Products, Silver, Paper Products and Coal & Consumable Fuels.

•	The top five stocks that provided the most positive impact for the year ending December 31, 2015 were Syngenta AG, BG Group plc, UPM-Kymmene Oyj, Galp Energia SGPS S.A. and OMV AG.

•	The Portfolio slightly outperformed its benchmark, after accounting for fees.

What hurt performance during the year:

•

The sub-industry groups that had the least impact to performance for the year ending December 31, 2015 were Integrated Oil & Gas, Oil & Gas Exploration & Production, Diversified Metal & Mining, Steel and Fertilizer & Agriculture Chemicals.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2015 were Exxon Mobil Corp., Royal Dutch Shell plc, Glencore plc, Chevron Corp. and BHP Billiton Ltd.

Sector Weightings as of December 31, 2015	% of Net Assets
Energy	72.0%
Materials	25.0
Consumer Staples	1.9
Investment Company	0.3
Industrials	0.1
Cash and Other	0.7

100.0%

AXA NATURAL RESOURCES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$793.10	$4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	794.10	2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Chemicals (7.4%)
Fertilizers & Agricultural Chemicals (7.4%)
Agrium, Inc.	1,046	$93,488
CF Industries Holdings, Inc.	1,793	73,172
FMC Corp.	1,028	40,226
Israel Chemicals Ltd.	3,923	15,906
K+S AG (Registered)	1,472	38,272
Monsanto Co.	3,599	354,573
Mosaic Co.	2,464	67,982
Potash Corp. of Saskatchewan, Inc.	6,420	109,962
Syngenta AG (Registered)	715	280,640
Yara International ASA	1,376	59,265

Total Chemicals		1,133,486

Construction & Engineering (0.1%)
Construction & Engineering (0.1%)
OCI N.V.*	648	15,953

Total Construction & Engineering		15,953

Food Products (1.9%)
Agricultural Products (1.9%)
Archer-Daniels-Midland Co.	4,684	171,809
Bunge Ltd.	1,107	75,586
Golden Agri-Resources Ltd.	53,538	12,754
Wilmar International Ltd.	14,478	29,823

Total Food Products		289,972

Metals & Mining (16.2%)
Aluminum (1.0%)
Alcoa, Inc.	10,073	99,420
Alumina Ltd.	19,426	16,183
Norsk Hydro ASA	10,344	38,472

		154,075

Diversified Metals & Mining (8.8%)
Anglo American plc	10,782	47,504
Antofagasta plc	3,033	20,784
BHP Billiton Ltd.	24,704	320,913
BHP Billiton plc	16,245	182,385
Boliden AB	2,104	34,886
First Quantum Minerals Ltd.	5,299	19,837
Freeport-McMoRan, Inc.	8,001	54,167
Glencore plc*	94,114	125,225
Iluka Resources Ltd.	3,220	14,248
Mitsubishi Materials Corp.	7,841	24,661
Rio Tinto Ltd.	3,263	105,278
Rio Tinto plc	9,642	280,993
South32 Ltd.*	40,949	31,414
Sumitomo Metal Mining Co., Ltd.	3,468	41,917
Teck Resources Ltd., Class B	4,359	16,822
Turquoise Hill Resources Ltd.*	7,739	19,631

		1,340,665

Gold (3.0%)
Agnico Eagle Mines Ltd.	1,671	43,922
Barrick Gold Corp.	8,961	66,315
Eldorado Gold Corp.	5,511	16,330
Franco-Nevada Corp.	1,207	55,217
Goldcorp, Inc.	6,384	73,773
Kinross Gold Corp.*	8,817	15,994

Newcrest Mining Ltd.*	5,895	55,726
Newmont Mining Corp.	4,069	73,201
Randgold Resources Ltd.	718	44,303
Yamana Gold, Inc.	7,280	13,521

		458,302

Precious Metals & Minerals (0.1%)
Fresnillo plc	1,700	17,793

Silver (0.2%)
Silver Wheaton Corp.	3,109	38,646

Steel (3.1%)
ArcelorMittal S.A.	7,686	32,115
Fortescue Metals Group Ltd.	11,975	16,151
Hitachi Metals Ltd.	1,504	18,547
JFE Holdings, Inc.	3,748	58,910
Kobe Steel Ltd.	23,729	25,780
Maruichi Steel Tube Ltd.	329	9,709
Nippon Steel & Sumitomo Metal Corp.	6,334	125,419
Nucor Corp.	2,459	99,098
ThyssenKrupp AG	2,830	56,122
voestalpine AG	875	26,779

		468,630

Total Metals & Mining		2,478,111

Oil, Gas & Consumable Fuels (72.0%)
Coal & Consumable Fuels (0.2%)
Cameco Corp.	3,044	37,552

Integrated Oil & Gas (53.9%)
BG Group plc	26,273	380,993
BP plc	140,674	733,044
Cenovus Energy, Inc.	6,409	81,056
Chevron Corp.	14,465	1,301,271
Eni S.p.A.	19,567	289,869
Exxon Mobil Corp.	32,071	2,499,935
Galp Energia SGPS S.A.	2,966	34,382
Husky Energy, Inc.	2,431	25,141
Imperial Oil Ltd.	2,282	74,346
Occidental Petroleum Corp.	5,877	397,344
OMV AG	1,133	31,806
Origin Energy Ltd.	13,412	45,180
Repsol S.A.	8,014	87,249
Royal Dutch Shell plc, Class A	48,908	1,105,695
Statoil ASA	8,584	120,058
Suncor Energy, Inc.	11,121	287,087
Total S.A.	16,714	744,372

		8,238,828

Oil & Gas Exploration & Production (17.9%)
Anadarko Petroleum Corp.	3,908	189,851
Antero Resources Corp.*	639	13,930
Apache Corp.	2,908	129,319
ARC Resources Ltd.	2,634	31,790
Cabot Oil & Gas Corp.	3,183	56,307
Canadian Natural Resources Ltd.	8,418	183,849
Canadian Oil Sands Ltd.	3,727	22,275
Chesapeake Energy Corp.	4,606	20,727
Cimarex Energy Co.	727	64,979
Concho Resources, Inc.*	985	91,467
ConocoPhillips Co.	9,488	442,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Continental Resources, Inc.*	718	$16,500
Crescent Point Energy Corp.	3,832	44,643
Devon Energy Corp.	3,003	96,096
Encana Corp.	6,480	32,922
Energen Corp.	606	24,840
EOG Resources, Inc.	4,225	299,088
EQT Corp.	1,173	61,149
Hess Corp.	1,988	96,378
INPEX Corp.	7,311	72,150
Lundin Petroleum AB*	1,675	24,009
Marathon Oil Corp.	5,209	65,581
MEG Energy Corp.*	1,210	7,013
Murphy Oil Corp.	1,262	28,332
Noble Energy, Inc.	3,298	108,603
Oil Search Ltd.	10,541	51,607
Peyto Exploration & Development Corp.	1,162	20,885
Pioneer Natural Resources Co.	1,149	144,062
PrairieSky Royalty Ltd.	1,140	18,059
Range Resources Corp.	1,303	32,067
Santos Ltd.	12,900	34,142
Seven Generations Energy Ltd., Class A*	1,256	12,236
Southwestern Energy Co.*	2,957	21,024
Tourmaline Oil Corp.*	1,438	23,227
Vermilion Energy, Inc.	847	23,022
Whiting Petroleum Corp.*	1,570	14,821
Woodside Petroleum Ltd.	5,704	119,632

		2,739,577

Total Oil, Gas & Consumable Fuels		11,015,957

Paper & Forest Products (1.4%)
Forest Products (0.1%)
West Fraser Timber Co., Ltd.	531	20,159

Paper Products (1.3%)
Mondi plc	2,825	55,094
Oji Holdings Corp.	5,600	22,571
Stora Enso Oyj, Class R	4,236	38,094
UPM-Kymmene Oyj	4,105	76,028

		191,787

Total Paper & Forest Products		211,946

Total Common Stocks (99.0%) (Cost $21,391,100)		15,145,425

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	49,253	49,253

Total Short-Term Investment (0.3%) (Cost $49,253)		49,253

Total Investments (99.3%) (Cost $21,440,353)		15,194,678
Other Assets Less Liabilities (0.7%)		99,413

Net Assets (100%)		$15,294,091

*	Non-income producing.

Country Diversification As a Percentage of Total Net Assets
Australia	5.8%
Austria	0.4
Canada	10.0
Chile	0.1
Finland	0.7
France	4.9
Germany	0.6
Israel	0.1
Italy	1.9
Japan	2.6
Luxembourg	0.2
Mexico	0.1
Netherlands	7.3
Norway	1.4
Portugal	0.2
Singapore	0.3
South Africa	0.4
Spain	0.6
Sweden	0.4
Switzerland	2.7
United Kingdom	10.4
United States	48.2
Cash and Other	0.7

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$247,395	$42,577	$—	$289,972
Energy	7,141,769	3,874,188	—	11,015,957
Industrials	—	15,953	—	15,953
Materials	1,465,456	2,358,087	—	3,823,543
Short-Term Investments	49,253	—	—	49,253

Total Assets	$8,903,873	$6,290,805	$—	$15,194,678

Total Liabilities	$—	$—	$—	$—

Total	$8,903,873	$6,290,805	$—	$15,194,678

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$440	$440

Total	$440	$440

^ This Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $10,000 for one month during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,295,209
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,221,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,789
Aggregate gross unrealized depreciation	(6,353,098)

Net unrealized depreciation	$(6,321,309)

Federal income tax cost of investments	$21,515,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $21,440,353)	$15,194,678
Cash	10,502
Foreign cash (Cost $14,843)	14,790
Receivable for securities sold	115,073
Dividends, interest and other receivables	22,953
Other assets	687

Total assets	15,358,683

LIABILITIES
Administrative fees payable	7,373
Distribution fees payable – Class IB	432
Trustees’ fees payable	32
Accrued expenses	56,755

Total liabilities	64,592

NET ASSETS	$15,294,091

Net assets were comprised of:
Paid in capital	$22,596,186
Accumulated undistributed net investment income (loss)	(1,059)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(1,054,325)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(6,246,711)

Net assets	$15,294,091

Class IB
Net asset value, offering and redemption price per share, $2,097,438 / 334,665 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.27

Class K
Net asset value, offering and redemption price per share, $13,196,653 / 2,105,672 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $34,766 foreign withholding tax)	$661,543

EXPENSES
Custodian fees	84,000
Investment management fees	83,292
Professional fees	54,640
Administrative fees	30,005
Distribution fees – Class IB	6,197
Printing and mailing expenses	2,576
Trustees’ fees	1,264
Miscellaneous	13,271

Gross expenses	275,245
Less: Waiver from investment manager	(113,297)
Reimbursement from investment manager	(43,581)

Net expenses	118,367

NET INVESTMENT INCOME (LOSS)	543,176

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(916,310)
Foreign currency transactions	570

Net realized gain (loss)	(915,740)

Change in unrealized appreciation (depreciation) on:
Investments	(4,110,115)
Foreign currency translations	89

Net change in unrealized appreciation (depreciation)	(4,110,026)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,025,766)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,482,590)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$543,176	$327,304
Net realized gain (loss) on investments and foreign currency transactions	(915,740)	248,351
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,110,026)	(2,912,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,482,590)	(2,337,195)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(73,316)	(52,804)
Class K	(469,080)	(276,680)

	(542,396)	(329,484)

Distributions from net realized capital gains
Class IB	—	(33,581)
Class K	—	(150,289)

	—	(183,870)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(542,396)	(513,354)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 215,221 and 169,067 shares, respectively ]	1,713,959	1,788,657
Capital shares issued in reinvestment of dividends and distributions [ 12,006 and 9,880 shares, respectively ]	73,316	86,385
Capital shares repurchased [ (310,051) and (52,559) shares, respectively ]	(2,636,267)	(531,954)

Total Class IB transactions	(848,992)	1,343,088

Class K
Capital shares sold [ 728,968 and 496,626 shares, respectively ]	5,408,102	4,858,570
Capital shares issued in reinvestment of dividends and distributions [ 76,825 and 48,838 shares, respectively ]	469,080	426,969
Capital shares repurchased [ (525,258) and (376,279) shares, respectively ]	(4,382,634)	(4,174,204)

Total Class K transactions	1,494,548	1,111,335

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	645,556	2,454,423

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,379,430)	(396,126)
NET ASSETS:
Beginning of year	19,673,521	20,069,647

End of year (a)	$15,294,091	$19,673,521

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,059)	$(1,627)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		February 8, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$8.77	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.15	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.51)	(1.48)	0.30

Total from investment operations	(2.27)	(1.33)	0.43

Less distributions:
Dividends from net investment income	(0.23)	(0.13)	(0.12)
Distributions from net realized gains	—	(0.08)	—

Total dividends and distributions	(0.23)	(0.21)	(0.12)

Net asset value, end of period	$6.27	$8.77	$10.31

Total return (b)	(25.76)%	(12.81)%	4.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,097	$3,662	$3,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.93%	1.10%	1.10%
Before waivers and reimbursements (a)(f)	1.84%	1.90%	2.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	3.01%	1.40%	1.51	%(l)
Before waivers and reimbursements (a)(f)	2.11%	0.60%	0.41	%(l)
Portfolio turnover rate (z)^	56%	31%	28%

	Year Ended December 31,		February 8, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$8.77	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.51)	(1.47)	0.29

Total from investment operations	(2.25)	(1.30)	0.45

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.14)
Distributions from net realized gains	—	(0.08)	—

Total dividends and distributions	(0.25)	(0.24)	(0.14)

Net asset value, end of period	$6.27	$8.77	$10.31

Total return (b)	(25.57)%	(12.59)%	4.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,197	$16,011	$17,069
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68%	0.85%	0.85%
Before waivers and reimbursements (a)(f)	1.63%	1.62%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	3.33%	1.63%	1.77	%(l)
Before waivers and reimbursements (a)(f)	2.38%	0.86%	0.70	%(l)
Portfolio turnover rate (z)^	56%	31%	28%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.10%	5.13%
Portfolio – Class K Shares*	1.36	5.40
MSCI AC World (Net) Index	(0.87)	3.44
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.10% for the year ended December 31, 2015. The Portfolio’s benchmark, the MSCI AC World (Net) Index, returned (0.87)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Companies with higher levels of quality, as measured by the Portfolio’s proprietary Earnings Sustainability filter, have been consistently well rewarded through 2015. Therefore the strategy’s focus on stocks with higher levels of sustainable earnings growth proved beneficial. At a stock level the positions in Reynolds American, Inc., Chubb Corp. and Costco Wholesale Corp., which the strategy measured as having high quality, were among the largest contributors to performance over the year.

•

Over the full year low volatility equity outperformed high volatility, particularly in the third quarter when markets fell on concerns over Chinese growth. This trend meant the strategy’s avoidance of companies with higher volatility, such as Banco Santander S.A. and Glencore plc, was rewarded.

•

The Portfolio had a lower exposure to the Energy sector in 2015, compared to market capitalization indices. This proved beneficial amid ongoing weakness in the price of oil and other natural resources.

What hurt performance during the year:

•

The Portfolio has a natural bias towards the Utilities sector as stocks in the sector generally exhibit stronger sustainable earnings profiles compared to the broader market. The underperformance of Utilities therefore held back Portfolio performance this year.

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

We believe that the late-stage earnings expansion phase that dominated 2015 will continue into 2016. In decelerating growth environments like these, investors have historically rewarded stocks that continue to deliver earnings - those with ‘quality’ profiles. These stocks have been favored because of their earnings growth predictability and stability. In the near-term, therefore, there appears to be a case to be made for investing in stocks which have higher ‘quality’ profiles. This may prove beneficial for the Portfolio’s strategic focus on companies with higher earnings sustainability. We also believe that further bouts of market-wide volatility are likely as markets react and adjust to central bank policy changes and unstable commodity prices. The strategy’s long-term focus, lower volatility profile and high level of diversification is designed to attempt to limit the impact of these events on the risk/return outcome of the Portfolio.

AXA SMARTBETA EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Consumer Staples	18.1%
Financials	16.8
Health Care	14.1
Industrials	13.6
Consumer Discretionary	12.3
Information Technology	9.8
Utilities	6.0
Materials	3.4
Telecommunication Services	3.1
Energy	1.8
Investment Company	0.3
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$999.78	$6.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,001.42	5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.3%)
Auto Components (0.9%)
Bridgestone Corp.	600	$20,545
Continental AG	120	29,126
Delphi Automotive plc	300	25,719
Denso Corp.	300	14,304
Magna International, Inc.	300	12,167
Valeo S.A.	90	13,895

		115,756

Automobiles (1.1%)
Bayerische Motoren Werke (BMW) AG	100	10,532
Daimler AG (Registered)	300	25,041
Ford Motor Co.	1,300	18,317
Fuji Heavy Industries Ltd.	400	16,443
General Motors Co.	1,100	37,411
Isuzu Motors Ltd.	500	5,381
Mitsubishi Motors Corp.	500	4,227
Suzuki Motor Corp.	300	9,108
Toyota Motor Corp.	300	18,414

		144,874

Distributors (0.2%)
Genuine Parts Co.	300	25,767

Hotels, Restaurants & Leisure (2.3%)
Compass Group plc	2,258	39,081
InterContinental Hotels Group plc	200	7,761
McDonald’s Corp.	900	106,326
Oriental Land Co., Ltd.	300	18,062
Sodexo S.A.	200	19,456
Starbucks Corp.	1,000	60,030
Tatts Group Ltd.	2,600	8,257
Whitbread plc	200	12,925
Yum! Brands, Inc.	400	29,220

		301,118

Household Durables (0.5%)
Barratt Developments plc	800	7,331
Newell Rubbermaid, Inc.	300	13,224
Persimmon plc*	300	8,959
Sekisui House Ltd.	1,000	16,804
Taylor Wimpey plc	3,000	8,959
Techtronic Industries Co., Ltd.	1,500	6,093

		61,370

Leisure Products (0.1%)
Shimano, Inc.	100	15,316

Media (2.0%)
Comcast Corp., Class A	400	22,572
DISH Network Corp., Class A*	200	11,436
ITV plc	2,000	8,149
Omnicom Group, Inc.	300	22,698
Publicis Groupe S.A.	200	13,265
SES S.A. (FDR)	500	13,860
Shaw Communications, Inc., Class B	600	10,320
Singapore Press Holdings Ltd.	3,000	8,317
Sky plc	500	8,181
Thomson Reuters Corp.	700	26,514

Twenty-First Century Fox, Inc., Class A	1,100	$29,876
Walt Disney Co.	600	63,048
Wolters Kluwer N.V.	400	13,402
WPP plc	400	9,207

		260,845

Multiline Retail (0.5%)
Dollar General Corp.	300	21,561
Dollar Tree, Inc.*	200	15,444
Next plc	280	30,016

		67,021

Specialty Retail (3.7%)
Advance Auto Parts, Inc.	100	15,051
AutoZone, Inc.*	100	74,191
Hennes & Mauritz AB, Class B	1,000	35,609
Home Depot, Inc.	800	105,800
Industria de Diseno Textil S.A.	800	27,453
L Brands, Inc.	300	28,746
Lowe’s Cos., Inc.	600	45,624
Nitori Holdings Co., Ltd.	100	8,405
O’Reilly Automotive, Inc.*	100	25,342
Ross Stores, Inc.	500	26,905
TJX Cos., Inc.	1,000	70,910
Tractor Supply Co.	100	8,550
USS Co., Ltd.	500	7,523

		480,109

Textiles, Apparel & Luxury Goods (1.0%)
Burberry Group plc	400	7,035
Cie Financiere Richemont S.A. (Registered)	200	14,367
Hanesbrands, Inc.	400	11,772
Luxottica Group S.p.A.	300	19,557
NIKE, Inc., Class B	800	50,000
Under Armour, Inc., Class A*	100	8,061
VF Corp.	400	24,900

		135,692

Total Consumer Discretionary		1,607,868

Consumer Staples (18.1%)
Beverages (3.8%)
Anheuser-Busch InBev S.A./N.V.	400	49,410
Asahi Group Holdings Ltd.	600	18,757
Brown-Forman Corp., Class B	200	19,856
Coca-Cola Co.	2,800	120,288
Constellation Brands, Inc., Class A	100	14,244
Diageo plc	2,400	65,449
Dr. Pepper Snapple Group, Inc.	400	37,280
Heineken N.V.	200	17,070
Kirin Holdings Co., Ltd.	1,000	13,532
Monster Beverage Corp.*	100	14,896
PepsiCo, Inc.	1,100	109,912
Pernod-Ricard S.A.	200	22,738

		503,432

Food & Staples Retailing (3.4%)
Alimentation Couche-Tard, Inc., Class B	400	17,608
Costco Wholesale Corp.	600	96,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CVS Health Corp.	900	$87,993
Koninklijke Ahold N.V.	700	14,779
Kroger Co.	1,000	41,830
Lawson, Inc.	200	16,219
Metro, Inc.	300	8,399
Seven & i Holdings Co., Ltd.	900	41,036
Sysco Corp.	1,100	45,100
Wal-Mart Stores, Inc.	600	36,780
Wesfarmers Ltd.	600	18,052
Woolworths Ltd.	1,100	19,467

		444,163

Food Products (3.2%)
Campbell Soup Co.	200	10,510
Danone S.A.	200	13,498
General Mills, Inc.	1,000	57,660
Hershey Co.	300	26,781
Hormel Foods Corp.	300	23,724
J.M. Smucker Co.	100	12,334
Kellogg Co.	400	28,908
Kerry Group plc, Class A	300	24,826
McCormick & Co., Inc. (Non-Voting)	200	17,112
Mead Johnson Nutrition Co.	200	15,790
Mondelez International, Inc., Class A	2,100	94,164
Nestle S.A. (Registered)	1,200	88,948

		414,255

Household Products (3.6%)
Church & Dwight Co., Inc.	300	25,464
Clorox Co.	300	38,049
Colgate-Palmolive Co.	1,300	86,606
Henkel AG & Co. KGaA (Preference) (q)	400	44,589
Kimberly-Clark Corp.	600	76,380
Procter & Gamble Co.	1,700	134,997
Reckitt Benckiser Group plc	700	64,434

		470,519

Personal Products (1.7%)
Beiersdorf AG	200	18,194
Estee Lauder Cos., Inc., Class A	200	17,612
Kao Corp.	500	25,658
L’Oreal S.A.	240	40,378
Unilever N.V. (CVA)	1,500	64,989
Unilever plc	1,200	51,381

		218,212

Tobacco (2.4%)
Altria Group, Inc.	1,600	93,136
British American Tobacco plc	1,200	66,647
Imperial Tobacco Group plc	600	31,557
Japan Tobacco, Inc.	700	25,702
Philip Morris International, Inc.	900	79,119
Reynolds American, Inc.	400	18,460

		314,621

Total Consumer Staples		2,365,202

Energy (1.8%)
Oil, Gas & Consumable Fuels (1.8%)
Chevron Corp.	200	$17,992
Exxon Mobil Corp.	1,500	116,925
Phillips 66	400	32,720
Royal Dutch Shell plc, Class A	39	893
Total S.A.	300	13,361
TransCanada Corp.	1,300	42,457
Woodside Petroleum Ltd.	400	8,389

Total Energy		232,737

Financials (16.8%)
Banks (7.6%)
Australia & New Zealand Banking Group Ltd.	800	16,145
Bank of Montreal	1,100	62,071
Bank of Nova Scotia	1,800	72,809
Bank of Yokohama Ltd.	2,000	12,242
BB&T Corp.	500	18,905
Canadian Imperial Bank of Commerce	700	46,132
Chiba Bank Ltd.	1,000	7,090
Commonwealth Bank of Australia	500	30,890
Danske Bank A/S	500	13,358
DBS Group Holdings Ltd.	1,000	11,708
Hang Seng Bank Ltd.	1,100	20,833
HSBC Holdings plc	2,000	15,783
Lloyds Banking Group plc	24,000	25,832
M&T Bank Corp.	300	36,354
Mitsubishi UFJ Financial Group, Inc.	3,900	24,137
Mizuho Financial Group, Inc.	7,900	15,770
National Bank of Canada	600	17,479
Nordea Bank AB	2,000	21,823
Oversea-Chinese Banking Corp., Ltd.	2,000	12,361
PNC Financial Services Group, Inc.	600	57,186
Resona Holdings, Inc.	1,900	9,222
Royal Bank of Canada	1,700	91,100
Shizuoka Bank Ltd.	1,000	9,693
Sumitomo Mitsui Financial Group, Inc.	500	18,861
Svenska Handelsbanken AB, Class A	1,200	15,840
Swedbank AB, Class A	800	17,570
Toronto-Dominion Bank	2,200	86,238
U.S. Bancorp	2,100	89,607
United Overseas Bank Ltd.	1,000	13,767
Wells Fargo & Co.	1,900	103,284

		994,090

Capital Markets (0.5%)
Franklin Resources, Inc.	400	14,728
T. Rowe Price Group, Inc.	300	21,447
UBS Group AG (Registered)	1,500	28,866

		65,041

Consumer Finance (0.8%)
American Express Co.	1,100	76,505
Discover Financial Services	500	26,810

		103,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Diversified Financial Services (1.4%)
Berkshire Hathaway, Inc., Class B*	900	$118,836
Deutsche Boerse AG	200	17,693
Hong Kong Exchanges and Clearing Ltd.	300	7,623
McGraw Hill Financial, Inc.	200	19,716
Moody’s Corp.	200	20,068
Singapore Exchange Ltd.	1,000	5,410

		189,346

Insurance (3.9%)
AIA Group Ltd.	3,800	22,639
Allianz SE (Registered)	240	42,517
Allstate Corp.	200	12,418
Aon plc	200	18,442
Arch Capital Group Ltd.*	200	13,950
Cincinnati Financial Corp.	300	17,751
Hannover Rueck SE	100	11,462
Insurance Australia Group Ltd.	700	2,812
Intact Financial Corp.	200	12,818
Marsh & McLennan Cos., Inc.	900	49,905
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	240	48,066
Progressive Corp.	1,100	34,980
Prudential plc	1,200	26,865
Sampo Oyj, Class A	900	45,618
SCOR SE	400	14,964
St. James’s Place plc	500	7,375
Suncorp Group Ltd.	600	5,253
Swiss Reinsurance AG	600	58,367
T&D Holdings, Inc.	800	10,516
Tokio Marine Holdings, Inc.	300	11,559
Travelers Cos., Inc.	200	22,572
Zurich Insurance Group AG*	50	12,758

		503,607

Real Estate Investment Trusts (REITs) (2.0%)
British Land Co. plc (REIT)	800	9,208
CapitaLand Mall Trust (REIT)	3,000	4,066
Dexus Property Group (REIT)	1,600	8,676
Equity Residential (REIT)	200	16,318
Goodman Group (REIT)	1,300	5,886
GPT Group (REIT)	3,200	11,061
Mirvac Group (REIT)	6,400	9,158
Public Storage (REIT)	200	49,540
Scentre Group (REIT)	7,200	21,820
Simon Property Group, Inc. (REIT)	400	77,776
Unibail-Rodamco SE (REIT)	100	25,355
Vornado Realty Trust (REIT)	100	9,996
Westfield Corp. (REIT)	1,000	6,879

		255,739

Real Estate Management & Development (0.6%)
Brookfield Asset Management, Inc., Class A	900	28,391
Daito Trust Construction Co., Ltd.	100	11,577
Daiwa House Industry Co., Ltd.	1,000	28,671
Swiss Prime Site AG (Registered)*	200	15,618

		84,257

Total Financials		2,195,395

Health Care (14.1%)
Biotechnology (2.1%)
Actelion Ltd. (Registered)*	100	$13,760
Amgen, Inc.	400	64,932
Biogen, Inc.*	200	61,270
Celgene Corp.*	500	59,880
CSL Ltd.	200	15,248
Gilead Sciences, Inc.	600	60,714

		275,804

Health Care Equipment & Supplies (2.3%)
Becton, Dickinson and Co.	300	46,227
Coloplast A/S, Class B	300	24,215
Edwards Lifesciences Corp.*	200	15,796
Essilor International S.A.	300	37,397
Hoya Corp.	500	20,384
Medtronic plc	600	46,152
Smith & Nephew plc	1,500	26,550
St. Jude Medical, Inc.	300	18,531
Stryker Corp.	400	37,176
Sysmex Corp.	200	12,791
Zimmer Biomet Holdings, Inc.	100	10,259

		295,478

Health Care Providers & Services (2.3%)
Aetna, Inc.	100	10,812
Cardinal Health, Inc.	600	53,562
Fresenius SE & Co. KGaA	600	42,905
HCA Holdings, Inc.*	300	20,289
Henry Schein, Inc.*	100	15,819
Laboratory Corp. of America Holdings*	100	12,364
McKesson Corp.	300	59,169
Ramsay Health Care Ltd.	100	4,918
UnitedHealth Group, Inc.	700	82,348

		302,186

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.	100	14,185
Waters Corp.*	100	13,458

		27,643

Pharmaceuticals (7.2%)
AbbVie, Inc.	500	29,620
Astellas Pharma, Inc.	1,900	26,988
AstraZeneca plc	300	20,283
Bayer AG (Registered)	400	50,185
Bristol-Myers Squibb Co.	400	27,516
Eli Lilly & Co.	1,100	92,686
GlaxoSmithKline plc	3,000	60,594
Johnson & Johnson	1,400	143,808
Merck & Co., Inc.	1,500	79,230
Merck KGaA	100	9,713
Novartis AG (Registered)	800	68,381
Novo Nordisk A/S, Class B	900	51,732
Otsuka Holdings Co., Ltd.	400	14,151
Pfizer, Inc.	3,400	109,752
Roche Holding AG	300	82,676
Sanofi S.A.	200	17,065
Shire plc	400	27,414
Zoetis, Inc.	500	23,960

		935,754

Total Health Care		1,836,865

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Industrials (13.6%)
Aerospace & Defense (3.9%)
Airbus Group SE	400	$26,857
BAE Systems plc	2,000	14,720
Boeing Co.	500	72,295
General Dynamics Corp.	400	54,944
Honeywell International, Inc.	600	62,142
Lockheed Martin Corp.	400	86,860
Northrop Grumman Corp.	300	56,643
Raytheon Co.	400	49,812
Rockwell Collins, Inc.	200	18,460
Rolls-Royce Holdings plc*	800	6,772
Safran S.A.	200	13,697
Singapore Technologies Engineering Ltd.	3,000	6,334
United Technologies Corp.	400	38,428

		507,964

Air Freight & Logistics (1.0%)
Deutsche Post AG (Registered)	1,600	45,059
United Parcel Service, Inc., Class B	900	86,607

		131,666

Building Products (0.4%)
Assa Abloy AB, Class B	1,200	25,133
Daikin Industries Ltd.	100	7,278
Geberit AG (Registered)	60	20,181

		52,592

Commercial Services & Supplies (1.0%)
Brambles Ltd.	1,600	13,389
Cintas Corp.	200	18,210
Republic Services, Inc.	500	21,995
Secom Co., Ltd.	300	20,301
Stericycle, Inc.*	100	12,060
Tyco International plc	400	12,756
Waste Management, Inc.	700	37,359

		136,070

Construction & Engineering (0.2%)
Taisei Corp.	1,000	6,588
Vinci S.A.	200	12,826

		19,414

Electrical Equipment (0.6%)
AMETEK, Inc.	300	16,077
Emerson Electric Co.	600	28,698
Legrand S.A.	300	16,932
Mitsubishi Electric Corp.	1,000	10,485
Rockwell Automation, Inc.	100	10,261

		82,453

Industrial Conglomerates (1.3%)
3M Co.	400	60,256
CK Hutchison Holdings Ltd.	684	9,181
Danaher Corp.	200	18,576
General Electric Co.	400	12,460
Keihan Electric Railway Co., Ltd.	1,000	6,690
Roper Technologies, Inc.	200	37,958
Siemens AG (Registered)	300	29,106

		174,227

Machinery (1.4%)
Atlas Copco AB, Class A	700	$17,053
Cummins, Inc.	200	17,602
Deere & Co.	300	22,881
FANUC Corp.	100	17,239
Illinois Tool Works, Inc.	400	37,072
Kone Oyj, Class B	200	8,409
Kubota Corp.	1,000	15,415
Makita Corp.	100	5,747
Schindler Holding AG	100	16,745
SMC Corp.	100	25,933

		184,096

Professional Services (0.7%)
Capita plc	600	10,675
Equifax, Inc.	200	22,274
Experian plc	1,000	17,670
SGS S.A. (Registered)	7	13,336
Verisk Analytics, Inc.*	300	23,064

		87,019

Road & Rail (2.3%)
Aurizon Holdings Ltd.	3,300	10,495
Canadian National Railway Co.	1,200	67,081
Canadian Pacific Railway Ltd.	100	12,772
Central Japan Railway Co.	200	35,428
ComfortDelGro Corp., Ltd.	4,000	8,556
East Japan Railway Co.	300	28,195
Hankyu Hanshin Holdings, Inc.	1,000	6,496
Kintetsu Group Holdings Co., Ltd.	1,000	4,068
MTR Corp., Ltd.	3,000	14,801
Nagoya Railroad Co., Ltd.	1,000	4,163
Odakyu Electric Railway Co., Ltd.	1,000	10,765
Union Pacific Corp.	900	70,380
West Japan Railway Co.	300	20,693

		293,893

Trading Companies & Distributors (0.7%)
Ashtead Group plc	500	8,228
Brenntag AG	240	12,526
Bunzl plc	600	16,574
Fastenal Co.	300	12,246
ITOCHU Corp.	1,100	12,967
Marubeni Corp.	2,000	10,267
W.W. Grainger, Inc.	100	20,259

		93,067

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	900	14,028

Total Industrials		1,776,489

Information Technology (9.8%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	1,800	48,879
QUALCOMM, Inc.	1,000	49,985

		98,864

Electronic Equipment, Instruments & Components (0.8%)
Amphenol Corp., Class A	400	20,892
Hexagon AB, Class B	500	18,524
Keyence Corp.	100	54,884
Omron Corp.	200	6,662

		100,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (0.4%)
Alphabet, Inc., Class A*	60	$46,680
Yahoo! Japan Corp.	900	3,658

		50,338

IT Services (4.3%)
Accenture plc, Class A	500	52,250
Alliance Data Systems Corp.*	100	27,657
Amadeus IT Holding S.A., Class A	400	17,613
Automatic Data Processing, Inc.	800	67,776
Cognizant Technology Solutions Corp., Class A*	500	30,010
Fiserv, Inc.*	400	36,584
International Business Machines Corp.	600	82,572
MasterCard, Inc., Class A	800	77,888
Nomura Research Institute Ltd.	110	4,228
Paychex, Inc.	700	37,023
Total System Services, Inc.	300	14,940
Visa, Inc., Class A	1,400	108,570

		557,111

Semiconductors & Semiconductor Equipment (0.9%)
Analog Devices, Inc.	200	11,064
ARM Holdings plc	1,200	18,121
Avago Technologies Ltd.	200	29,030
Linear Technology Corp.	300	12,741
Texas Instruments, Inc.	800	43,848
Xilinx, Inc.	200	9,394

		124,198

Software (1.9%)
Electronic Arts, Inc.*	300	20,616
Intuit, Inc.	300	28,950
Microsoft Corp.	1,600	88,768
Oracle Corp.	1,400	51,142
SAP SE	600	47,791
Synopsys, Inc.*	200	9,122

		246,389

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	700	73,682
Canon, Inc.	800	24,247

		97,929

Total Information Technology		1,275,791

Materials (3.4%)
Chemicals (3.3%)
Air Liquide S.A.	430	48,295
E.I. du Pont de Nemours & Co.	300	19,980
Ecolab, Inc.	500	57,190
Givaudan S.A. (Registered)*	20	35,987
International Flavors & Fragrances, Inc.	100	11,964
Kuraray Co., Ltd.	300	3,628
Linde AG	240	34,837
LyondellBasell Industries N.V., Class A	200	17,380
Monsanto Co.	400	39,408

Novozymes A/S, Class B	400	$19,154
PPG Industries, Inc.	200	19,764
Praxair, Inc.	600	61,440
Sherwin-Williams Co.	100	25,960
Shin-Etsu Chemical Co., Ltd.	400	21,726
Symrise AG	200	13,267

		429,980

Construction Materials (0.0%)
James Hardie Industries plc (CDI)	300	3,785

Containers & Packaging (0.1%)
Amcor Ltd.	1,700	16,539

Total Materials		450,304

Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.5%)
AT&T, Inc.	2,500	86,025
BT Group plc	6,000	41,467
Deutsche Telekom AG (Registered)	700	12,666
Nippon Telegraph & Telephone Corp.	800	31,761
Singapore Telecommunications Ltd.	10,000	25,736
Swisscom AG (Registered)	60	29,839
Telenor ASA	1,800	29,945
TeliaSonera AB	4,000	19,891
Telstra Corp., Ltd.	6,200	25,157
Verizon Communications, Inc.	500	23,110

		325,597

Wireless Telecommunication Services (0.6%)
KDDI Corp.	900	23,298
NTT DOCOMO, Inc.	1,800	36,892
Rogers Communications, Inc., Class B	400	13,795

		73,985

Total Telecommunication Services		399,582

Utilities (6.0%)
Electric Utilities (3.2%)
American Electric Power Co., Inc.	800	46,616
CLP Holdings Ltd.	2,500	21,200
Duke Energy Corp.	600	42,834
Eversource Energy	600	30,642
Fortis, Inc./Canada	400	10,815
NextEra Energy, Inc.	700	72,723
PPL Corp.	800	27,304
Red Electrica Corporacion S.A.	200	16,670
Southern Co.	1,500	70,185
SSE plc	1,500	33,589
Terna Rete Elettrica Nazionale S.p.A.	3,000	15,457
Xcel Energy, Inc.	1,000	35,910

		423,945

Gas Utilities (0.5%)
Hong Kong & China Gas Co., Ltd.	5,000	9,782
Osaka Gas Co., Ltd.	4,000	14,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Snam S.p.A.	3,000	$15,689
Tokyo Gas Co., Ltd.	4,000	18,789

		58,683

Multi-Utilities (2.1%)
AGL Energy Ltd.	700	9,153
CMS Energy Corp.	500	18,040
Consolidated Edison, Inc.	400	25,708
Dominion Resources, Inc.	900	60,876
DTE Energy Co.	300	24,057
National Grid plc	4,200	57,768
Public Service Enterprise Group, Inc.	400	15,476
Sempra Energy	500	47,005
WEC Energy Group, Inc.	300	15,393

		273,476

Water Utilities (0.2%)
American Water Works Co., Inc.	300	17,925
Severn Trent plc	300	9,621

		27,546

Total Utilities		783,650

Total Common Stocks (99.0%) (Cost $12,088,223)		12,923,883

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	42,612	42,612

Total Short-Term Investment (0.3%) (Cost $42,612)		42,612

Total Investments (99.3%) (Cost $12,130,835)		12,966,495
Other Assets Less Liabilities (0.7%)		90,061

Net Assets (100%)		$13,056,556

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	2.0%
Belgium	0.4
Bermuda	0.1
Canada	4.7
Denmark	0.8
Finland	0.4
France	2.7
Germany	4.2
Hong Kong	0.9
Ireland	1.3
Italy	0.4
Japan	7.8
Luxembourg	0.1
Netherlands	0.4
Norway	0.2
Singapore	1.0
Spain	0.6
Sweden	1.3
Switzerland	3.8
United Kingdom	7.2
United States	59.0
Cash and Other	0.7

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 14,637, CAD 437, DKK 1,433, EUR 5,846, GBP 65,715, HKD 177, JPY 72, NOK 534, and SGD 4,433.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,047,502	$560,366	$—	$1,607,868
Consumer Staples	1,507,892	857,310	—	2,365,202
Energy	210,094	22,643	—	232,737
Financials	1,344,132	851,263	—	2,195,395
Health Care	1,209,515	627,350	—	1,836,865
Industrials	1,118,488	658,001	—	1,776,489
Information Technology	1,080,063	195,728	—	1,275,791
Materials	253,086	197,218	—	450,304
Telecommunication Services	122,930	276,652	—	399,582
Utilities	561,509	222,141	—	783,650
Short-Term Investments	42,612	—	—	42,612

Total Assets	$8,497,823	$4,468,672	$—	$12,966,495

Total Liabilities	$—	$—	$—	$—

Total	$8,497,823	$4,468,672	$—	$12,966,495

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,056,337
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,574,832

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,396,422
Aggregate gross unrealized depreciation	(563,434)

Net unrealized appreciation	$832,988

Federal income tax cost of investments	$12,133,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $12,130,835)	$12,966,495
Cash	16,981
Foreign cash (Cost $94,691)	93,284
Dividends, interest and other receivables	27,626
Receivable for securities sold	109
Receivable from Separate Accounts for Trust shares sold	74
Other assets	35

Total assets	13,104,604

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,281
Administrative fees payable	4,119
Distribution fees payable – Class IB	1,348
Trustees’ fees payable	17
Accrued expenses	38,283

Total liabilities	48,048

NET ASSETS	$13,056,556

Net assets were comprised of:
Paid in capital	$12,253,359
Accumulated undistributed net investment income (loss)	(199)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(29,758)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	833,154

Net assets	$13,056,556

Class IB
Net asset value, offering and redemption price per share, $6,347,109 / 594,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

Class K
Net asset value, offering and redemption price per share, $6,709,447 / 628,825 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $14,326 foreign withholding tax)	$321,514

EXPENSES
Investment management fees	90,164
Professional fees	54,494
Administrative fees	30,001
Custodian fees	26,500
Distribution fees – Class IB	15,201
Printing and mailing expenses	613
Trustees’ fees	260
Miscellaneous	11,654

Gross expenses	228,887
Less: Waiver from investment manager	(84,876)

Net expenses	144,011

NET INVESTMENT INCOME (LOSS)	177,503

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(2,567)
Foreign currency transactions	(5,623)

Net realized gain (loss)	(8,190)

Change in unrealized appreciation (depreciation) on:
Investments	(20,887)
Foreign currency translations	(909)

Net change in unrealized appreciation (depreciation)	(21,796)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,986)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$147,517

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$177,503	$193,082
Net realized gain (loss) on investments and foreign currency transactions	(8,190)	98,058
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(21,796)	549,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	147,517	840,288

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(75,550)	(97,960)
Class K	(96,716)	(130,213)

	(172,266)	(228,173)

Distributions from net realized capital gains
Class IB	(9,618)	(41,808)
Class K	(10,146)	(48,202)

	(19,764)	(90,010)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(192,030)	(318,183)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 52,725 and 30,365 shares, respectively ]	572,452	320,951
Capital shares issued in reinvestment of dividends and distributions [ 8,104 and 12,990 shares, respectively ]	85,168	139,768
Capital shares repurchased [ (12,054) and (366) shares, respectively ]	(127,909)	(3,978)

Total Class IB transactions	529,711	456,741

Class K
Capital shares sold [ 39,936 and 61,160 shares, respectively ]	433,893	648,931
Capital shares issued in reinvestment of dividends and distributions [ 10,171 and 16,585 shares, respectively ]	106,862	178,415
Capital shares repurchased [ (51,604) and (14,948) shares, respectively ]	(555,985)	(161,614)

Total Class K transactions	(15,230)	665,732

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	514,481	1,122,473

TOTAL INCREASE (DECREASE) IN NET ASSETS	469,968	1,644,578
NET ASSETS:
Beginning of year	12,586,588	10,942,010

End of year (a)	$13,056,556	$12,586,588

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(199)	$(226)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$10.70	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.16	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)	0.58	0.26

Total from investment operations	0.12	0.74	0.28

Less distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.02)
Distributions from net realized gains	(0.02)	(0.08)	—
Return of capital	—	—	(0.04)

Total dividends and distributions	(0.15)	(0.26)	(0.06)

Net asset value, end of period	$10.67	$10.70	$10.22

Total return (b)	1.10%	7.26%	2.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,347	$5,842	$5,141
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.25%	1.25%	1.25%
Before waivers and reimbursements (a)(f)	1.92%	2.24%	2.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.24%	1.52%	1.03	%(l)
Before waivers and reimbursements (a)(f)	0.58%	0.52%	(0.13	)%(l)
Portfolio turnover rate (z)^	28%	27%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$10.70	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.19	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)	0.58	0.26

Total from investment operations	0.15	0.77	0.28

Less distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.02)
Distributions from net realized gains	(0.02)	(0.08)	—
Return of capital	—	—	(0.04)

Total dividends and distributions	(0.18)	(0.29)	(0.06)

Net asset value, end of period	$10.67	$10.70	$10.22

Total return (b)	1.36%	7.53%	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,709	$6,744	$5,801
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.00%	1.00%
Before waivers and reimbursements (a)(f)	1.65%	1.99%	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.50%	1.76%	1.28	%(l)
Before waivers and reimbursements (a)(f)	0.84%	0.76%	0.10	%(l)
Portfolio turnover rate (z)^	28%	27%	5%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/15
Since Incept.
Portfolio – Class IB Shares*	(3.85)%
Portfolio – Class K Shares*	(3.68)
S&P 500 Index	(0.53)
Barclays U.S. Intermediate Government Bond Index	0.02
30% Barclays U.S. Intermediate Government Bond Index/21% MSCI EAFE Index/4% S&P MidCap 400 Index/41% S&P 500 Index/4% Russell 2000® Index	(2.50)
* Date of inception 4/30/15. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.85)% for the period ended December 31, 2015. The Portfolio’s benchmarks: S&P 500 Index, Barclays U.S. Intermediate Government Bond Index and 30% Barclays U.S. Intermediate Government Bond Index/21% MSCI EAFE Index/4% S&P MidCap 400 Index/41% S&P 500 Index/4% Russell 2000® Index, returned (0.53)%, 0.02% and (2.50)%, respectively, over the same period.

Portfolio Highlights

Through the end of 2015, measures of equity risk were near long-term averages, but higher than the last three years of relative calm. The portfolio managers believe macroeconomic concerns have become key drivers of market sentiment, creating bouts of volatility like the spike caused by China’s currency devaluation and falling oil prices.

In 2015, the Portfolio being overweight in Japanese equities contributed positively to performance, as did currency management. On the negative side, the Portfolio was underweight in U.S. equities, which especially hurt during the fourth-quarter rally.

Since its inception on 4/30/15, the Portfolio underperformed its primary equity and bond benchmarks. The Portfolio roughly matched its composite benchmark during the period, after accounting for fees.

The team expects risk-on, risk-off conditions to persist given investor uncertainty because of slower emerging-market growth and increasing divergence in central bank monetary policies. Within equity regions, at year end the Portfolio was overweight to Japan, where we believe monetary stimulus provides additional support. From a fundamental point of view, the portfolio management team sees continued evidence of solid growth in developed economies and believes that any periods of elevated risk will be short-lived. Currently, the portfolio management team has positioned the Portfolio to be close to neutral for its growth-seeking assets.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	4.35
Weighted Average Coupon (%)	0.00
Weighted Average Modified Duration (Years)*	4.19
Weighted Average Rating**	AAA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Exchange Traded Funds	53.5%
Cash and Other	46.5

100.0%

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$972.22	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.58	5.68
Class K
Actual	1,000.00	973.87	4.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.61

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.12% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares		Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(53.5%)
iShares® Core S&P 500 ETF	155,167		$31,789,063
iShares® MSCI EAFE ETF	158,064		9,286,260
iShares® Russell 2000 ETF	47,560		5,350,976
SPDR® S&P 500 ETF Trust	158,625		32,342,051
SPDR® S&P MidCap 400 ETF	20,854		5,298,793

Total Investment Companies (53.5%) (Cost $85,864,871)			84,067,143

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (24.7%)
U.S. Treasury Bills
0.12%, 1/28/16 (p)	$7,145,000		$7,144,358
0.11%, 2/18/16 (p)	4,278,100		4,277,432
0.07%, 2/25/16 (p)	9,000,000		8,999,026
0.10%, 3/17/16 (p)	18,390,000		18,386,180

Total Government Securities			38,806,996

Total Short-Term Investment (24.7%) (Cost $38,805,054)		$38,806,996

Total Investments (78.2%) (Cost $124,669,925)		122,874,139
Other Assets Less Liabilities (21.8%)		34,194,650

Net Assets (100%)		$157,068,789

(p)	Yield to maturity.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	126	March-16	$15,904,350	$15,864,187	$(40,163)
2 Year U.S. Treasury Notes	80	March-16	17,400,216	17,378,750	(21,466)
5 Year U.S. Treasury Notes	70	March-16	8,303,480	8,282,422	(21,058)
EURO Stoxx 50 Index	361	March-16	12,505,736	12,875,836	370,100
FTSE 100 Index	23	March-16	2,048,565	2,101,531	52,966
S&P 500 E-Mini Index	12	March-16	1,230,415	1,221,240	(9,175)
SPI 200 Index	3	March-16	282,297	287,308	5,011
TOPIX Index	61	March-16	8,042,958	7,853,696	(189,262)

					$146,953

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	97	$143,388	$148,435	$(5,047)
British Pound vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	537	791,699	799,292	(7,593)
British Pound vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	737	1,086,247	1,127,409	(41,162)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	486	529,161	534,164	(5,003)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	331	360,262	356,068	4,194
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	1,167	1,270,638	1,256,291	14,347
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	309	336,599	336,956	(357)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	495	538,489	546,045	(7,556)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	513	$558,558	$550,483	$8,075
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,748	1,903,235	1,875,721	27,514
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	2,307	2,511,587	2,528,082	(16,495)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	402	437,462	428,198	9,264
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	335	364,376	364,948	(572)
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	38,139	317,884	310,015	7,869
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	34,356	286,349	280,559	5,790
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	128,350	1,069,772	1,045,229	24,543
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	48,757	406,384	398,032	8,352
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	486,296	4,053,182	3,953,391	99,791
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	155,126	1,292,942	1,265,489	27,453
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	61,573	513,202	512,554	648
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	29,391	244,972	242,871	2,101
Swedish Krona vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	4,575	543,132	528,079	15,053
Swiss Franc vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	213	213,338	211,453	1,885
Swiss Franc vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	966	967,709	969,078	(1,369)

					$171,725

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	97	$147,027	$143,388	$3,639
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	768	837,849	836,625	1,224
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	1,127	1,231,597	1,227,484	4,113
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	755	825,381	821,559	3,822
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	357,978	2,954,369	2,983,681	(29,312)

					$(16,514)

					$155,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Forward Currency Contracts	$—	$269,677	$—	$269,677
Futures	428,077	—	—	428,077
Investment Companies
Exchange Traded Funds (ETFs)	84,067,143	—	—	84,067,143
Short-Term Investments	—	38,806,996	—	38,806,996

Total Assets	$84,495,220	$39,076,673	$—	$123,571,893

Liabilities:
Forward Currency Contracts	$—	$(114,466)	$—	$(114,466)
Futures	(281,124)	—	—	(281,124)

Total Liabilities	$(281,124)	$(114,466)	$—	$(395,590)

Total	$84,214,096	$38,962,207	$—	$123,176,303

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$269,677
Equity contracts	Receivables, Net assets - Unrealized appreciation	428,077	*

Total		$697,754

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(82,687	)*
Foreign exchange contracts	Payables	(114,466)
Equity contracts	Payables, Net assets - Unrealized depreciation	(198,437	)*

Total		$(395,590)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(127,682)	$—	$(127,682)
Foreign exchange contracts	—	(211,571)	(211,571)
Equity contracts	(630,514)	—	(630,514)

Total	$(758,196)	$(211,571)	$(969,767)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(82,687)	$—	$(82,687)
Foreign exchange contracts	—	155,211	155,211
Equity contracts	229,640	—	229,640

Total	$146,953	$155,211	$302,164

^ This Portfolio held forward foreign currency contracts as hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $13,212,000 and futures contracts with an average notional balance of approximately $29,633,000 for eight months during the period ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$203,848	$(56,237)	$—	$147,611
Morgan Stanley	65,829	(58,229)	—	7,600

Total	$269,677	$(114,466)	$—	$155,211

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$56,237	$(56,237)	$—	$—
Morgan Stanley	58,229	(58,229)	—	—

Total	$114,466	$(114,466)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$90,975,398
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,098,939

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,504
Aggregate gross unrealized depreciation	(1,816,481)

Net unrealized depreciation	$(1,813,977)

Federal income tax cost of investments	$124,688,116

For the period ended December 31, 2015, the Portfolio incurred approximately $223 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $124,669,925)	$122,874,139
Cash	33,162,385
Cash held as collateral at broker	2,039,382
Due from broker for futures variation margin	12,422
Receivable from Separate Accounts for Trust shares sold	691,594
Unrealized appreciation on forward foreign currency contracts	269,677
Dividends, interest and other receivables	215,358
Deferred offering cost	21,589

Total assets	159,286,546

LIABILITIES
Payable for securities purchased	1,927,307
Unrealized depreciation on forward foreign currency contracts	114,466
Investment management fees payable	89,487
Distribution fees payable – Class IB	28,573
Administrative fees payable	16,562
Payable to Separate Accounts for Trust shares redeemed	130
Accrued expenses	41,232

Total liabilities	2,217,757

NET ASSETS	$157,068,789

Net assets were comprised of:
Paid in capital	$159,469,513
Accumulated undistributed net investment income (loss)	(107,302)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(800,041)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(1,493,381)

Net assets	$157,068,789

Class IB
Net asset value, offering and redemption price per share, $147,529,862 / 15,361,018 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.60

Class K
Net asset value, offering and redemption price per share, $9,538,927 / 993,259 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.60

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2015*

INVESTMENT INCOME
Dividends	$782,077
Interest	14,069

Total income	796,146

EXPENSES
Investment management fees	342,807
Distribution fees – Class IB	97,969
Administrative fees	62,073
Professional fees	52,222
Offering costs	43,714
Custodian fees	8,000
Printing and mailing expenses	5,989
Tax expense	3,075
Trustees’ fees	427
Miscellaneous	1,349

Gross expenses	617,625
Less: Waiver from investment manager	(120,374)

Net expenses	497,251

NET INVESTMENT INCOME (LOSS)	298,895

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(10,713)
Futures	(758,196)
Foreign currency transactions	(242,211)

Net realized gain (loss)	(1,011,120)

Change in unrealized appreciation (depreciation) on:
Investments	(1,795,786)
Futures	146,953
Foreign currency translations	155,452

Net change in unrealized appreciation (depreciation)	(1,493,381)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,504,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,205,606)

*	The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$298,895
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,011,120)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(1,493,381)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,205,606)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(183,511)
Class K	(28,908)

(212,419)

Distributions from net realized capital gains
Class IB	(29,644)
Class K	(2,079)

(31,723)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(244,142)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 15,458,195 shares ]	150,562,054
Capital shares issued in reinvestment of dividends and distributions [ 22,414 shares ]	213,155
Capital shares repurchased [ (119,591) shares ]	(1,187,659)

Total Class IB transactions	149,587,550

Class K
Capital shares sold [ 990,000 shares ]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 3,259 shares ]	30,987

Total Class K transactions	9,930,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	159,518,537

TOTAL INCREASE (DECREASE) IN NET ASSETS	157,068,789
NET ASSETS:
Beginning of period	—

End of period (a)	$157,068,789

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(107,302)

* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.43)

Total from investment operations	(0.39)

Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.01)

Net asset value, end of period	$9.60

Total return (b)	(3.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147,530
Ratio of expenses to average net assets:
After waivers (a)(f)	1.12%
Before waivers (a)(f)	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.65	%(l)
Before waivers (a)(f)	0.46	%(l)
Portfolio turnover rate (z)^	13%

Class K	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.42)

Total from investment operations	(0.37)

Less distributions:
Dividends from net investment income	(0.03)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.03)

Net asset value, end of period	$9.60

Total return (b)	(3.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,539
Ratio of expenses to average net assets:
After waivers (a)(f)	0.92%
Before waivers (a)(f)	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.70	%(l)
Before waivers (a)(f)	0.23	%(l)
Portfolio turnover rate (z)^	13%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(0.55)%	4.77%
S&P 500 Index	1.38	11.36
Barclays U.S. Intermediate Government Bond Index	1.18	2.20
40% Barclays U.S. Intermediate Government Bond Index/18% MSCI EAFE Index/4% S&P 400 Index/34% S&P 500 Index/4% Russell 2000® Index	0.80	6.06
* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.55)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 40% Barclays U.S. Intermediate Government Bond Index/18% MSCI EAFE Index/4% S&P 400 Index/34% S&P 500 Index/4% Russell 2000® Index, returned 1.38%, 1.18% and 0.80%, respectively, over the same period.

Portfolio Highlights

Through the end of 2015, measures of equity risk were near long-term averages, but higher than the last three years of relative calm. The portfolio managers believe macroeconomic concerns have become key drivers of market sentiment, creating bouts of volatility like the spike caused by China’s currency devaluation and falling oil prices.

In 2015, the Portfolio being overweight in Japanese equities contributed positively to performance, as did currency management. On the negative side, the Portfolio was underweight in U.S. equities, which especially hurt during the fourth-quarter rally.

Accordingly, the Portfolio slightly underperformed its primary equity and bond benchmarks. The Portfolio roughly matched its composite benchmark during the period, after accounting for fees.

The team expects risk-on, risk-off conditions to persist given investor uncertainty because of slower emerging-market growth and increasing divergence in central bank monetary policies. Within equity regions, at year end the Portfolio was overweight to Japan, where we believe monetary stimulus provides additional support. From a fundamental point of view, the portfolio management team sees continued evidence of solid growth in developed economies and believes that any periods of elevated risk will be short-lived. Currently, the portfolio management team has positioned the Portfolio to be close to neutral for its growth-seeking assets.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	6.29
Weighted Average Coupon (%)	2.07
Weighted Average Modified Duration (Years)*	5.98
Weighted Average Rating**.	AAA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	24.6%
Exchange Traded Funds	16.9
Financials	6.7
Health Care	4.3
Information Technology	4.3
Consumer Discretionary	4.2
Industrials	3.6
Consumer Staples	3.5
Energy	1.8
Materials	1.4
Telecommunication Services	1.2
Utilities	1.1
Cash and Other	26.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$974.85	$5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.73	5.53

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (4.2%)
Auto Components (0.3%)
Aisin Seiki Co., Ltd.	5,900	$253,675
BorgWarner, Inc.	5,060	218,744
Bridgestone Corp.	19,900	681,413
Cie Generale des Etablissements Michelin	5,713	542,437
Continental AG	3,369	817,709
Delphi Automotive plc	6,683	572,933
Denso Corp.	14,900	710,423
GKN plc	52,479	238,250
Goodyear Tire & Rubber Co.	6,100	199,287
Johnson Controls, Inc.	14,795	584,254
Koito Manufacturing Co., Ltd.	3,000	122,713
NGK Spark Plug Co., Ltd.	6,000	158,056
NHK Spring Co., Ltd.	4,000	40,066
NOK Corp.	2,900	67,782
Nokian Renkaat Oyj	3,506	124,534
Stanley Electric Co., Ltd.	4,300	94,714
Sumitomo Electric Industries Ltd.	23,100	325,488
Sumitomo Rubber Industries Ltd.	5,200	67,597
Toyoda Gosei Co., Ltd.	2,000	45,421
Toyota Industries Corp.	5,000	267,209
Valeo S.A.	2,434	375,773
Yokohama Rubber Co., Ltd.	3,000	45,967

		6,554,445

Automobiles (0.7%)
Bayerische Motoren Werke (BMW) AG	10,140	1,067,930
Bayerische Motoren Werke (BMW) AG (Preference) (q)	1,669	139,803
Daihatsu Motor Co., Ltd.	5,000	67,352
Daimler AG (Registered)	29,487	2,461,287
Fiat Chrysler Automobiles N.V.*	27,544	379,271
Ford Motor Co.	86,290	1,215,826
Fuji Heavy Industries Ltd.	18,000	739,950
General Motors Co.	29,950	1,018,599
Harley-Davidson, Inc.	4,850	220,142
Honda Motor Co., Ltd.	49,906	1,599,065
Isuzu Motors Ltd.	17,500	188,323
Mazda Motor Corp.	16,800	345,607
Mitsubishi Motors Corp.	18,700	158,102
Nissan Motor Co., Ltd.	76,100	796,984
Peugeot S.A.*	13,562	237,794
Porsche Automobil Holding SE (Preference) (q)	4,690	254,143
Renault S.A.	5,887	590,143
Suzuki Motor Corp.	11,200	340,014
Toyota Motor Corp.	83,771	5,141,868
Volkswagen AG	1,085	167,166
Volkswagen AG (Preference) (q)	5,684	823,439
Yamaha Motor Co., Ltd.	8,000	179,270

		18,132,078

Distributors (0.0%)
Genuine Parts Co.	3,385	290,738

Jardine Cycle & Carriage Ltd.	3,467	$84,596

		375,334

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	2,000	57,589
H&R Block, Inc.	6,120	203,857

		261,446

Hotels, Restaurants & Leisure (0.5%)
Accor S.A.	6,434	277,530
Aristocrat Leisure Ltd.	16,498	121,926
Carnival Corp.	10,005	545,072
Carnival plc	5,641	320,282
Chipotle Mexican Grill, Inc.*	711	341,173
Compass Group plc	50,460	873,352
Crown Resorts Ltd.	11,153	100,755
Darden Restaurants, Inc.	2,915	185,511
Flight Centre Travel Group Ltd.	1,699	48,962
Galaxy Entertainment Group Ltd.	71,705	223,572
Genting Singapore plc	185,000	99,712
InterContinental Hotels Group plc	7,231	280,589
Marriott International, Inc., Class A	4,820	323,133
McDonald’s Corp.	21,845	2,580,768
McDonald’s Holdings Co. Japan Ltd.	2,008	43,685
Melco Crown Entertainment Ltd. (ADR)	2,913	48,938
Merlin Entertainments plc§	21,731	145,629
MGM China Holdings Ltd.	29,092	36,087
Oriental Land Co., Ltd.	6,200	373,281
Royal Caribbean Cruises Ltd.	3,716	376,096
Sands China Ltd.	74,130	250,726
Shangri-La Asia Ltd.	38,000	37,146
SJM Holdings Ltd.	60,630	43,091
Sodexo S.A.	2,888	280,942
Starbucks Corp.	33,430	2,006,803
Starwood Hotels & Resorts Worldwide, Inc.	4,250	294,440
Tabcorp Holdings Ltd.	25,399	86,614
Tatts Group Ltd.	44,735	142,077
TUI AG	15,269	270,893
Whitbread plc	5,588	361,121
William Hill plc	27,066	157,944
Wyndham Worldwide Corp.	2,800	203,420
Wynn Macau Ltd.	47,732	55,324
Wynn Resorts Ltd.	1,795	124,196
Yum! Brands, Inc.	9,780	714,429

		12,375,219

Household Durables (0.2%)
Barratt Developments plc	30,497	279,468
Casio Computer Co., Ltd.	6,200	144,728
D.R. Horton, Inc.	7,335	234,940
Electrolux AB	7,368	176,853
Garmin Ltd.	2,680	99,616
Harman International Industries, Inc.	1,500	141,315
Husqvarna AB, Class B	12,751	84,128
Iida Group Holdings Co., Ltd.	4,508	83,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Leggett & Platt, Inc.	3,005	$126,270
Lennar Corp., Class A	3,925	191,972
Mohawk Industries, Inc.*	1,400	265,146
Newell Rubbermaid, Inc.	6,060	267,125
Nikon Corp.	10,400	138,934
Panasonic Corp.	67,600	686,066
Persimmon plc*	9,388	280,362
PulteGroup, Inc.	7,435	132,492
Rinnai Corp.	1,200	106,239
Sekisui Chemical Co., Ltd.	12,000	156,527
Sekisui House Ltd.	18,000	302,476
Sony Corp.	38,700	948,088
Taylor Wimpey plc	99,633	297,521
Techtronic Industries Co., Ltd.	42,078	170,932
Whirlpool Corp.	1,765	259,225

		5,573,923

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	8,446	5,708,567
Expedia, Inc.	2,227	276,816
Netflix, Inc.*	9,646	1,103,310
Priceline Group, Inc.*	1,179	1,503,166
Rakuten, Inc.	28,465	328,036
TripAdvisor, Inc.*	2,457	209,459
Zalando SE*§	2,645	104,488

		9,233,842

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	5,400	113,465
Hasbro, Inc.	2,525	170,084
Mattel, Inc.	7,510	204,047
Sankyo Co., Ltd.	1,500	55,948
Sega Sammy Holdings, Inc.	5,700	53,230
Shimano, Inc.	2,500	382,904
Yamaha Corp.	5,100	123,222

		1,102,900

Media (0.8%)
Altice N.V., Class A*	11,293	161,488
Altice N.V., Class B*	3,346	48,411
Axel Springer SE	1,364	75,853
Cablevision Systems Corp. – New York Group, Class A	4,780	152,482
CBS Corp. (Non-Voting), Class B	10,795	508,768
Comcast Corp., Class A	56,902	3,210,980
Dentsu, Inc.	6,637	363,292
Discovery Communications, Inc., Class A*	3,255	86,843
Discovery Communications, Inc., Class C*	6,055	152,707
Eutelsat Communications S.A.	5,213	155,678
Hakuhodo DY Holdings, Inc.	7,130	77,052
Interpublic Group of Cos., Inc.	9,335	217,319
ITV plc	117,299	477,958
J.C. Decaux S.A.	2,274	87,043
Kabel Deutschland Holding AG	678	83,790
Lagardere S.C.A.	3,614	107,528
News Corp., Class A	11,036	147,441
News Corp., Class B	2,470	34,481
Numericable- SFR	3,355	121,813
Omnicom Group, Inc.	5,580	422,183

Pearson plc	25,141	$271,701
ProSiebenSat.1 Media SE	6,701	338,963
Publicis Groupe S.A.	5,786	383,753
REA Group Ltd.	1,614	64,181
RELX N.V.	30,466	512,313
RELX plc	34,208	599,750
RTL Group S.A.	1,185	98,976
Schibsted ASA*	2,729	86,628
Schibsted ASA, Class A	2,315	75,983
Scripps Networks Interactive, Inc., Class A	2,295	126,707
SES S.A. (FDR)	9,996	277,084
Singapore Press Holdings Ltd.	49,000	135,846
Sky plc	31,619	517,317
TEGNA, Inc.	5,000	127,600
Telenet Group Holding N.V.*	1,612	86,875
Time Warner Cable, Inc.	6,200	1,150,658
Time Warner, Inc.	19,045	1,231,640
Toho Co., Ltd.	3,500	96,977
Twenty-First Century Fox, Inc., Class A	27,980	759,937
Twenty-First Century Fox, Inc., Class B	9,882	269,087
Viacom, Inc., Class B	8,450	347,802
Walt Disney Co.	35,156	3,694,192
Wolters Kluwer N.V.	9,245	309,760
WPP plc	39,667	913,044

		19,169,884

Multiline Retail (0.2%)
Dollar General Corp.	6,760	485,841
Dollar Tree, Inc.*	5,094	393,359
Don Quijote Holdings Co., Ltd.	3,600	126,478
Harvey Norman Holdings Ltd.	17,017	51,425
Isetan Mitsukoshi Holdings Ltd.	10,800	140,518
J. Front Retailing Co., Ltd.	7,500	108,662
Kohl’s Corp.	4,550	216,716
Macy’s, Inc.	7,860	274,943
Marks & Spencer Group plc	50,350	334,593
Marui Group Co., Ltd.	6,800	110,483
Next plc	4,448	476,822
Nordstrom, Inc.	3,180	158,396
Ryohin Keikaku Co., Ltd.	735	149,008
Takashimaya Co., Ltd.	8,000	71,987
Target Corp.	14,100	1,023,801

		4,123,032

Specialty Retail (0.6%)
ABC-Mart, Inc.	900	49,369
Advance Auto Parts, Inc.	1,666	250,750
AutoNation, Inc.*	1,710	102,019
AutoZone, Inc.*	755	560,142
Bed Bath & Beyond, Inc.*	4,465	215,436
Best Buy Co., Inc.	6,435	195,946
CarMax, Inc.*	4,860	262,294
Dixons Carphone plc	29,972	220,273
Dufry AG (Registered)*	1,238	146,836
Fast Retailing Co., Ltd.	1,700	595,311
GameStop Corp., Class A	2,485	69,679
Gap, Inc.	6,095	150,547
Hennes & Mauritz AB, Class B	29,076	1,035,378
Hikari Tsushin, Inc.	600	40,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Home Depot, Inc.	29,935	$3,958,904
Industria de Diseno Textil S.A.	33,405	1,146,335
Kingfisher plc	70,621	341,956
L Brands, Inc.	5,455	522,698
Lowe’s Cos., Inc.	21,965	1,670,219
Nitori Holdings Co., Ltd.	2,300	193,310
O’Reilly Automotive, Inc.*	2,315	586,667
Ross Stores, Inc.	9,380	504,738
Sanrio Co., Ltd.	1,500	35,118
Shimamura Co., Ltd.	700	81,816
Signet Jewelers Ltd.	1,826	225,858
Sports Direct International plc*	8,247	69,924
Staples, Inc.	14,320	135,610
Tiffany & Co.	2,500	190,725
TJX Cos., Inc.	15,420	1,093,432
Tractor Supply Co.	3,054	261,117
Urban Outfitters, Inc.*	2,260	51,415
USS Co., Ltd.	6,710	100,956
Yamada Denki Co., Ltd.	20,710	89,562

		15,155,070

Textiles, Apparel & Luxury Goods (0.4%)
adidas AG	6,407	624,312
Asics Corp.	5,000	103,484
Burberry Group plc	13,622	239,596
Christian Dior SE	1,670	283,680
Cie Financiere Richemont S.A. (Registered)	15,986	1,148,328
Coach, Inc.	6,100	199,653
Fossil Group, Inc.*	1,056	38,607
Hanesbrands, Inc.	9,050	266,342
Hermes International	809	272,764
Hugo Boss AG	2,048	170,552
Kering	2,321	395,623
Li & Fung Ltd.	180,000	121,467
Luxottica Group S.p.A.	5,181	337,746
LVMH Moet Hennessy Louis Vuitton SE	8,557	1,337,687
Michael Kors Holdings Ltd.*	4,563	182,794
NIKE, Inc., Class B	31,320	1,957,500
Pandora A/S	3,371	425,367
PVH Corp.	1,852	136,400
Ralph Lauren Corp.	1,379	153,731
Swatch Group AG	945	329,782
Swatch Group AG (Registered)	1,520	102,680
Under Armour, Inc., Class A*	3,692	297,612
VF Corp.	7,670	477,458
Yue Yuen Industrial Holdings Ltd.	22,500	76,439

		9,679,604

Total Consumer Discretionary		101,736,777

Consumer Staples (3.5%)
Beverages (0.8%)
Anheuser-Busch InBev S.A./N.V.	24,626	3,041,928
Asahi Group Holdings Ltd.	11,800	368,892
Brown-Forman Corp., Class B	3,492	346,686
Carlsberg A/S, Class B	3,276	289,647
Coca-Cola Amatil Ltd.	17,538	118,201

Coca-Cola Co.	87,830	$3,773,177
Coca-Cola Enterprises, Inc.	5,015	246,938
Coca-Cola HBC AG*	6,122	130,528
Constellation Brands, Inc., Class A	3,750	534,150
Diageo plc	77,033	2,100,727
Dr. Pepper Snapple Group, Inc.	4,320	402,624
Heineken Holding N.V.	3,087	236,652
Heineken N.V.	7,056	602,219
Kirin Holdings Co., Ltd.	25,000	338,285
Molson Coors Brewing Co., Class B	3,555	333,885
Monster Beverage Corp.*	3,180	473,693
PepsiCo, Inc.	33,550	3,352,316
Pernod-Ricard S.A.	6,503	739,333
Remy Cointreau S.A.	746	53,418
SABMiller plc	29,725	1,780,517
Suntory Beverage & Food Ltd.	4,258	186,692
Treasury Wine Estates Ltd.	22,603	135,689

		19,586,197

Food & Staples Retailing (0.6%)
Aeon Co., Ltd.	20,000	307,538
Carrefour S.A.	16,961	488,415
Casino Guichard Perrachon S.A.	1,733	79,606
Colruyt S.A.	2,159	110,890
Costco Wholesale Corp.	9,775	1,578,663
CVS Health Corp.	25,760	2,518,555
Delhaize Group S.A.	3,178	309,562
Distribuidora Internacional de Alimentacion S.A.*	18,941	111,279
FamilyMart Co., Ltd.	1,800	83,637
ICA Gruppen AB	2,370	85,820
J Sainsbury plc	41,233	157,122
Jeronimo Martins SGPS S.A.	7,708	100,149
Koninklijke Ahold N.V.	25,551	539,461
Kroger Co.	21,710	908,129
Lawson, Inc.	2,000	162,194
Metro AG	5,459	174,236
Seven & i Holdings Co., Ltd.	23,100	1,053,254
Sysco Corp.	13,050	535,050
Tesco plc*	249,183	548,430
Walgreens Boots Alliance, Inc.	19,555	1,665,206
Wal-Mart Stores, Inc.	35,151	2,154,756
Wesfarmers Ltd.	34,413	1,035,376
Whole Foods Market, Inc.	7,990	267,665
Wm Morrison Supermarkets plc	67,935	147,430
Woolworths Ltd.	38,788	686,420

		15,808,843

Food Products (0.8%)
Ajinomoto Co., Inc.	16,466	389,721
Archer-Daniels-Midland Co.	14,325	525,441
Aryzta AG*	2,671	135,142
Associated British Foods plc	10,910	537,025
Barry Callebaut AG (Registered)*	68	74,163
Calbee, Inc.	2,251	94,470
Campbell Soup Co.	3,940	207,047
Chocoladefabriken Lindt & Spruengli AG	30	186,880

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Chocoladefabriken Lindt & Sprungli AG (Registered)	4	$297,714
ConAgra Foods, Inc.	9,365	394,828
Danone S.A.	18,052	1,218,282
General Mills, Inc.	13,635	786,194
Golden Agri-Resources Ltd.	216,000	51,458
Hershey Co.	3,325	296,823
Hormel Foods Corp.	2,995	236,845
J.M. Smucker Co.	2,260	278,748
Kellogg Co.	5,680	410,494
Kerry Group plc, Class A	4,848	401,221
Keurig Green Mountain, Inc.	2,736	246,185
Kikkoman Corp.	4,000	138,442
Kraft Heinz Co.	13,185	959,341
McCormick & Co., Inc. (Non-Voting)	2,900	248,124
Mead Johnson Nutrition Co.	4,505	355,670
MEIJI Holdings Co., Ltd.	3,800	313,333
Mondelez International, Inc., Class A	37,505	1,681,724
Nestle S.A. (Registered)	97,641	7,237,508
NH Foods Ltd.	5,000	98,063
Nisshin Seifun Group, Inc.	6,470	105,638
Nissin Foods Holdings Co., Ltd.	2,000	105,977
Orkla ASA	24,962	196,998
Tate & Lyle plc	14,283	125,872
Toyo Suisan Kaisha Ltd.	2,000	69,617
Tyson Foods, Inc., Class A	6,480	345,578
WH Group Ltd.*§	179,436	99,455
Wilmar International Ltd.	58,000	119,473
Yakult Honsha Co., Ltd.	2,700	132,062
Yamazaki Baking Co., Ltd.	2,842	63,799

		19,165,355

Household Products (0.5%)
Church & Dwight Co., Inc.	3,040	258,035
Clorox Co.	2,845	360,831
Colgate-Palmolive Co.	19,110	1,273,108
Henkel AG & Co. KGaA	3,183	305,448
Henkel AG & Co. KGaA (Preference) (q)	5,456	608,192
Kimberly-Clark Corp.	8,320	1,059,136
Procter & Gamble Co.	60,250	4,784,453
Reckitt Benckiser Group plc	19,595	1,803,699
Svenska Cellulosa AB S.C.A., Class B	18,041	523,927
Unicharm Corp.	11,400	232,417

		11,209,246

Personal Products (0.3%)
Beiersdorf AG	3,087	280,825
Estee Lauder Cos., Inc., Class A	4,990	439,419
Kao Corp.	15,400	790,273
Kose Corp.	934	85,983
L’Oreal S.A.	7,714	1,297,808
Shiseido Co., Ltd.	11,000	227,624
Unilever N.V. (CVA)	49,886	2,161,341
Unilever plc	39,304	1,682,910

		6,966,183

Tobacco (0.5%)
Altria Group, Inc.	44,095	2,566,770

British American Tobacco plc	57,089	$3,170,669
Imperial Tobacco Group plc	29,310	1,541,576
Japan Tobacco, Inc.	33,686	1,236,853
Philip Morris International, Inc.	34,755	3,055,312
Reynolds American, Inc.	18,288	843,991
Swedish Match AB	6,017	212,879

		12,628,050

Total Consumer Staples		85,363,874

Energy (1.8%)
Energy Equipment & Services (0.2%)
Amec Foster Wheeler plc	11,942	75,407
Baker Hughes, Inc.	9,655	445,578
Cameron International Corp.*	4,530	286,296
Diamond Offshore Drilling, Inc.	1,480	31,228
Ensco plc, Class A	5,180	79,720
FMC Technologies, Inc.*	5,220	151,432
Halliburton Co.	18,915	643,867
Helmerich & Payne, Inc.	2,430	130,127
National Oilwell Varco, Inc.	9,560	320,164
Petrofac Ltd.	7,945	93,088
Saipem S.p.A.*	8,108	65,177
Schlumberger Ltd.	28,850	2,012,288
Technip S.A.	3,212	158,660
Tenaris S.A.	14,461	172,154
Transocean Ltd.	18,661	231,636

		4,896,822

Oil, Gas & Consumable Fuels (1.6%)
Anadarko Petroleum Corp.	11,255	546,768
Apache Corp.	8,535	379,551
BG Group plc	104,602	1,516,866
BP plc	560,070	2,918,494
Cabot Oil & Gas Corp.	9,240	163,456
Caltex Australia Ltd.	8,269	225,146
Chesapeake Energy Corp.	11,510	51,795
Chevron Corp.	42,280	3,803,509
Cimarex Energy Co.	1,941	173,487
Columbia Pipeline Group, Inc.	6,995	139,900
ConocoPhillips Co.	27,370	1,277,905
CONSOL Energy, Inc.	5,110	40,369
Delek Group Ltd.	144	28,834
Devon Energy Corp.	8,560	273,920
Eni S.p.A.	77,905	1,154,097
EOG Resources, Inc.	12,210	864,346
EQT Corp.	3,385	176,460
Exxon Mobil Corp.	94,923	7,399,248
Galp Energia SGPS S.A.	11,808	136,877
Hess Corp.	5,820	282,154
Idemitsu Kosan Co., Ltd.	2,700	42,958
INPEX Corp.	29,108	287,256
JX Holdings, Inc.	68,000	284,375
Kinder Morgan, Inc.	37,873	565,065
Koninklijke Vopak N.V.	2,154	92,632
Lundin Petroleum AB*	6,668	95,579
Marathon Oil Corp.	14,970	188,472
Marathon Petroleum Corp.	12,560	651,110
Murphy Oil Corp.	3,705	83,177
Neste Oyj	3,926	117,063
Newfield Exploration Co.*	3,005	97,843
Noble Energy, Inc.	8,000	263,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Occidental Petroleum Corp.	17,355	$1,173,372
Oil Search Ltd.	41,967	205,465
OMV AG	4,510	126,607
ONEOK, Inc.	4,610	113,683
Origin Energy Ltd.	53,400	179,882
Phillips 66	12,460	1,019,228
Pioneer Natural Resources Co.	3,180	398,708
Range Resources Corp.	3,735	91,918
Repsol S.A.	32,163	350,159
Royal Dutch Shell plc, Class A	119,985	2,695,644
Royal Dutch Shell plc, Class B	74,735	1,706,520
Santos Ltd.	51,360	135,933
Showa Shell Sekiyu KK	5,700	46,332
Southwestern Energy Co.*	7,850	55,813
Spectra Energy Corp.	14,920	357,185
Statoil ASA	34,177	478,010
Tesoro Corp.	2,855	300,831
TonenGeneral Sekiyu KK	9,000	75,632
Total S.A.	66,544	2,963,593
Valero Energy Corp.	11,735	829,782
Williams Cos., Inc.	14,950	384,215
Woodside Petroleum Ltd.	22,708	476,261

		38,486,925

Total Energy		43,383,747

Financials (6.7%)
Banks (3.0%)
Aozora Bank Ltd.	34,000	118,565
Australia & New Zealand Banking Group Ltd.	88,057	1,777,078
Banca Monte dei Paschi di Siena S.p.A.*	80,812	106,730
Banco Bilbao Vizcaya Argentaria S.A.	195,189	1,423,433
Banco Comercial Portugues S.A., Class R*	1,265,602	66,638
Banco de Sabadell S.A.	154,717	274,033
Banco Espirito Santo S.A. (Registered) (b)*†	26,714	—
Banco Popolare SC*	11,091	152,085
Banco Popular Espanol S.A.	52,208	171,919
Banco Santander S.A.	442,687	2,173,387
Bank Hapoalim B.M.	32,513	167,919
Bank Leumi Le-Israel B.M.*	42,876	148,726
Bank of America Corp.	233,994	3,938,119
Bank of East Asia Ltd.	36,000	133,281
Bank of Ireland*	842,425	310,205
Bank of Kyoto Ltd.	10,415	96,479
Bank of Queensland Ltd.	11,354	114,392
Bank of Yokohama Ltd.	34,000	208,111
Bankia S.A.	141,082	164,070
Bankinter S.A.	20,645	146,339
Barclays plc	513,815	1,663,054
BB&T Corp.	15,965	603,637
Bendigo & Adelaide Bank Ltd.	13,904	120,153
BNP Paribas S.A.	34,712	1,964,838
BOC Hong Kong Holdings Ltd.	113,000	342,874
CaixaBank S.A.	80,328	279,434
Chiba Bank Ltd.	21,000	148,889
Chugoku Bank Ltd.	4,475	59,649

Citigroup, Inc.	67,430	$3,489,502
Comerica, Inc.	4,020	168,157
Commerzbank AG*	32,599	337,514
Commonwealth Bank of Australia	52,011	3,213,284
Credit Agricole S.A.	43,531	512,824
Danske Bank A/S	21,622	577,650
DBS Group Holdings Ltd.	54,000	632,205
DNB ASA	29,928	368,319
Erste Group Bank AG*	8,556	267,402
Fifth Third Bancorp	18,525	372,352
Fukuoka Financial Group, Inc.	23,000	114,076
Gunma Bank Ltd.	11,000	63,951
Hachijuni Bank Ltd.	12,000	73,641
Hang Seng Bank Ltd.	23,400	443,180
Hiroshima Bank Ltd.	15,000	85,180
Hokuhoku Financial Group, Inc.	37,000	75,382
HSBC Holdings plc	599,057	4,727,419
Huntington Bancshares, Inc./Ohio	18,155	200,794
ING Groep N.V. (CVA)	118,500	1,595,134
Intesa Sanpaolo S.p.A.	417,007	1,381,418
Iyo Bank Ltd.	7,000	67,952
Japan Post Bank Co., Ltd.*	12,403	180,584
Joyo Bank Ltd.	18,000	85,079
JPMorgan Chase & Co.	83,680	5,525,390
KBC Groep N.V.	7,677	480,010
KeyCorp	19,500	257,205
Kyushu Financial Group, Inc.*	10,643	74,370
Lloyds Banking Group plc	1,748,591	1,882,042
M&T Bank Corp.	2,940	356,269
Mitsubishi UFJ Financial Group, Inc.	390,462	2,416,528
Mizrahi Tefahot Bank Ltd.	4,259	50,854
Mizuho Financial Group, Inc.	721,200	1,439,684
National Australia Bank Ltd.	80,407	1,752,868
Natixis S.A.	50,969	288,102
Nordea Bank AB	93,019	1,014,991
Oversea-Chinese Banking Corp., Ltd.	93,000	574,784
People’s United Financial, Inc.	6,760	109,174
PNC Financial Services Group, Inc.	12,050	1,148,485
Raiffeisen Bank International AG*	3,589	52,511
Regions Financial Corp.	30,660	294,336
Resona Holdings, Inc.	67,600	328,121
Royal Bank of Scotland Group plc*	106,330	470,423
Seven Bank Ltd.	18,236	79,823
Shinsei Bank Ltd.	54,000	99,336
Shizuoka Bank Ltd.	16,000	155,088
Skandinaviska Enskilda Banken AB, Class A	46,518	486,368
Societe Generale S.A.	25,042	1,155,125
Standard Chartered plc	100,276	831,923
Sumitomo Mitsui Financial Group, Inc.	39,000	1,471,169
Sumitomo Mitsui Trust Holdings, Inc.	101,000	381,309
SunTrust Banks, Inc./Georgia	11,770	504,227

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Suruga Bank Ltd.	6,000	$123,628
Svenska Handelsbanken AB, Class A	45,857	605,310
Swedbank AB, Class A	27,733	609,078
U.S. Bancorp	40,095	1,710,854
UniCredit S.p.A.	146,190	805,209
Unione di Banche Italiane S.p.A.	27,615	183,406
United Overseas Bank Ltd.	40,000	550,667
Wells Fargo & Co.	105,730	5,747,483
Westpac Banking Corp.	101,743	2,466,192
Yamaguchi Financial Group, Inc.	6,092	72,189
Zions Bancorp	4,470	122,031

		72,583,598

Capital Markets (0.7%)
3i Group plc	29,784	209,929
Aberdeen Asset Management plc	28,251	120,354
Affiliated Managers Group, Inc.*	1,226	195,866
Ameriprise Financial, Inc.	4,180	444,836
Bank of New York Mellon Corp.	25,160	1,037,095
BlackRock, Inc.	2,825	961,969
Charles Schwab Corp.	25,510	840,044
Credit Suisse Group AG (Registered)*	54,198	1,171,400
Daiwa Securities Group, Inc.	50,000	305,701
Deutsche Bank AG (Registered)	42,239	1,036,720
E*TRADE Financial Corp.*	6,425	190,437
Franklin Resources, Inc.	8,735	321,623
Goldman Sachs Group, Inc.	9,120	1,643,698
Hargreaves Lansdown plc	7,989	176,892
ICAP plc	16,943	127,190
Invesco Ltd.	9,590	321,073
Investec plc	17,017	120,091
Julius Baer Group Ltd.*	6,854	328,606
Legg Mason, Inc.	2,255	88,464
Macquarie Group Ltd.	9,193	549,341
Mediobanca S.p.A.	17,265	165,534
Morgan Stanley	34,040	1,082,812
Nomura Holdings, Inc.	111,200	618,015
Northern Trust Corp.	4,900	353,241
Partners Group Holding AG	491	176,286
Platinum Asset Management Ltd.	7,186	41,964
SBI Holdings, Inc.	6,533	70,521
Schroders plc	3,807	165,800
State Street Corp.	9,425	625,443
T. Rowe Price Group, Inc.	5,845	417,859
UBS Group AG (Registered)	111,968	2,154,701

		16,063,505

Consumer Finance (0.2%)
Acom Co., Ltd.*	12,220	57,535
AEON Financial Service Co., Ltd.	3,200	71,590
American Express Co.	20,035	1,393,434

Capital One Financial Corp.	12,472	$900,229
Credit Saison Co., Ltd.	4,600	90,653
Discover Financial Services	10,290	551,750
Navient Corp.	9,310	106,599
Provident Financial plc	4,501	222,928
Synchrony Financial*	19,068	579,858

		3,974,576

Diversified Financial Services (0.5%)
ASX Ltd.	5,929	181,901
Berkshire Hathaway, Inc., Class B*	42,932	5,668,741
Challenger Ltd.	17,447	109,987
CME Group, Inc./Illinois	7,030	636,918
Deutsche Boerse AG	5,911	522,918
Eurazeo S.A.	3,236	222,704
EXOR S.p.A.	3,017	136,539
First Pacific Co., Ltd.	71,894	47,621
Groupe Bruxelles Lambert S.A.	2,471	211,268
Hong Kong Exchanges and Clearing Ltd.	34,900	886,848
Industrivarden AB, Class C	5,027	85,923
Intercontinental Exchange, Inc.	2,560	656,026
Investment AB Kinnevik, Class B	7,209	220,993
Investor AB, Class B	13,949	513,214
Japan Exchange Group, Inc.	16,815	262,619
Leucadia National Corp.	7,045	122,513
London Stock Exchange Group plc	9,602	388,030
McGraw Hill Financial, Inc.	6,010	592,466
Mitsubishi UFJ Lease & Finance Co., Ltd.	15,080	77,683
Moody’s Corp.	4,115	412,899
Nasdaq, Inc.	2,595	150,951
ORIX Corp.	40,550	568,842
Pargesa Holding S.A.	946	59,597
Singapore Exchange Ltd.	24,076	130,243
Wendel S.A.	2,022	240,176

		13,107,620

Insurance (1.3%)
ACE Ltd.	7,455	871,117
Admiral Group plc	6,423	156,229
Aegon N.V.	55,482	313,167
Aflac, Inc.	10,070	603,193
Ageas	6,168	285,894
AIA Group Ltd.	368,937	2,197,964
Allianz SE (Registered)	13,996	2,479,471
Allstate Corp.	9,640	598,548
American International Group, Inc.	31,744	1,967,176
AMP Ltd.	90,577	381,828
Aon plc	6,455	595,216
Assicurazioni Generali S.p.A.	35,758	653,799
Assurant, Inc.	1,565	126,045
Aviva plc	123,898	936,180
Baloise Holding AG (Registered)	1,532	194,275
Chubb Corp.	5,360	710,950
Cincinnati Financial Corp.	3,265	193,190

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CNP Assurances S.A.	15,386	$207,234
Dai-ichi Life Insurance Co., Ltd.	33,019	547,876
Direct Line Insurance Group plc	42,107	251,518
Gjensidige Forsikring ASA	6,125	97,535
Hannover Rueck SE	1,847	211,702
Hartford Financial Services Group, Inc.	9,965	433,079
Insurance Australia Group Ltd.	74,458	299,144
Japan Post Holdings Co., Ltd.*	13,781	213,832
Legal & General Group plc	182,090	718,129
Lincoln National Corp.	5,775	290,251
Loews Corp.	6,775	260,160
Mapfre S.A.	33,007	82,325
Marsh & McLennan Cos., Inc.	12,090	670,390
Medibank Pvt Ltd.	84,338	131,456
MetLife, Inc.	25,020	1,206,214
MS&AD Insurance Group Holdings, Inc.	15,500	453,288
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,110	1,023,402
NN Group N.V.	7,315	257,236
Old Mutual plc	150,924	397,368
Principal Financial Group, Inc.	6,075	273,253
Progressive Corp.	11,900	378,420
Prudential Financial, Inc.	10,230	832,824
Prudential plc	78,736	1,762,734
QBE Insurance Group Ltd.	41,930	381,462
RSA Insurance Group plc	31,143	195,700
Sampo Oyj, Class A	13,690	693,893
SCOR SE	8,141	304,548
Sompo Japan Nipponkoa Holdings, Inc.	10,000	327,093
Sony Financial Holdings, Inc.	5,329	95,192
St. James’s Place plc	16,040	236,581
Standard Life plc	60,308	346,032
Suncorp Group Ltd.	39,401	344,977
Swiss Life Holding AG (Registered)*	983	263,817
Swiss Reinsurance AG	10,785	1,049,145
T&D Holdings, Inc.	17,750	233,330
Tokio Marine Holdings, Inc.	20,900	805,287
Torchmark Corp.	2,893	165,364
Travelers Cos., Inc.	7,545	851,529
Tryg A/S	3,547	70,444
UnipolSai S.p.A.	34,059	86,285
Unum Group	5,640	187,756
XL Group plc	5,880	230,378
Zurich Insurance Group AG*	4,606	1,175,264

		32,307,689

Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	8,805	853,645
Apartment Investment & Management Co. (REIT), Class A	3,250	130,097
Ascendas Real Estate Investment Trust (REIT)	62,000	99,296
AvalonBay Communities, Inc. (REIT)	2,915	536,739
Boston Properties, Inc. (REIT)	3,395	432,998

British Land Co. plc (REIT)	29,810	$343,119
CapitaLand Commercial Trust (REIT)	63,000	59,809
CapitaLand Mall Trust (REIT)	74,000	100,283
Crown Castle International Corp. (REIT)	7,450	644,052
Dexus Property Group (REIT)	29,729	161,205
Equinix, Inc. (REIT)	1,309	395,842
Equity Residential (REIT)	8,060	657,615
Essex Property Trust, Inc. (REIT)	1,403	335,892
Fonciere des Regions (REIT)	2,423	216,911
Four Corners Property Trust, Inc. (REIT)*	1	16
Gecina S.A. (REIT)	2,169	263,150
General Growth Properties, Inc. (REIT)	13,960	379,852
Goodman Group (REIT)	54,205	245,410
GPT Group (REIT)	54,436	188,158
Hammerson plc (REIT)	24,022	212,306
HCP, Inc. (REIT)	10,200	390,048
Host Hotels & Resorts, Inc. (REIT)	16,845	258,402
ICADE (REIT)	2,895	194,357
Intu Properties plc (REIT)	28,708	134,159
Iron Mountain, Inc. (REIT)	4,088	110,417
Japan Prime Realty Investment Corp. (REIT)	26	88,971
Japan Real Estate Investment Corp. (REIT)	41	199,400
Japan Retail Fund Investment Corp. (REIT)	75	144,024
Kimco Realty Corp. (REIT)	9,100	240,786
Klepierre S.A. (REIT)	9,697	430,025
Land Securities Group plc (REIT)	24,212	419,765
Link REIT (REIT)	69,000	411,641
Macerich Co. (REIT)	3,130	252,560
Mirvac Group (REIT)	113,344	162,194
Nippon Building Fund, Inc. (REIT)	44	210,166
Nippon Prologis REIT, Inc. (REIT)	46	83,126
Nomura Real Estate Master Fund, Inc. (REIT)*	109	134,917
Plum Creek Timber Co., Inc. (REIT)	3,935	187,778
Prologis, Inc. (REIT)	11,112	476,927
Public Storage (REIT)	3,255	806,263
Realty Income Corp. (REIT)	5,084	262,487
Scentre Group (REIT)	163,050	494,134
Segro plc (REIT)	22,891	144,501
Simon Property Group, Inc. (REIT)	6,940	1,349,414
SL Green Realty Corp. (REIT)	2,227	251,606
Stockland Corp., Ltd. (REIT)	72,808	216,148
Suntec Real Estate Investment Trust (REIT)	73,000	79,338
Unibail-Rodamco SE (REIT)	3,021	765,987
United Urban Investment Corp. (REIT)	81	109,866

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ventas, Inc. (REIT)	6,539	$368,996
Vicinity Centres (REIT)	103,044	208,822
Vornado Realty Trust (REIT)	3,910	390,844
Welltower, Inc. (REIT)	7,190	489,136
Westfield Corp. (REIT)	60,457	415,914
Weyerhaeuser Co. (REIT)	11,710	351,066

		17,490,580

Real Estate Management & Development (0.3%)
Aeon Mall Co., Ltd.	3,470	59,566
Azrieli Group Ltd.	1,114	41,483
CapitaLand Ltd.	78,000	183,064
CBRE Group, Inc., Class A*	6,190	214,050
Cheung Kong Property Holdings Ltd.	82,738	533,755
City Developments Ltd.	12,000	64,543
Daito Trust Construction Co., Ltd.	2,200	254,704
Daiwa House Industry Co., Ltd.	19,000	544,741
Deutsche Wohnen AG	10,332	287,598
Global Logistic Properties Ltd.	96,429	145,191
Hang Lung Properties Ltd.	68,000	154,229
Henderson Land Development Co., Ltd.	35,398	215,483
Hongkong Land Holdings Ltd.	18,000	123,300
Hulic Co., Ltd.	9,130	80,079
Hysan Development Co., Ltd.	19,000	77,525
Kerry Properties Ltd.	19,500	53,086
LendLease Group	16,887	174,185
Mitsubishi Estate Co., Ltd.	39,000	808,351
Mitsui Fudosan Co., Ltd.	29,000	726,667
New World Development Co., Ltd.	164,854	161,759
Nomura Real Estate Holdings, Inc.	3,836	71,057
NTT Urban Development Corp.	3,528	33,903
Sino Land Co., Ltd.	92,000	134,059
Sumitomo Realty & Development Co., Ltd.	11,000	313,422
Sun Hung Kai Properties Ltd.	53,000	636,098
Swire Pacific Ltd., Class A	18,000	201,324
Swire Properties Ltd.	35,829	102,982
Swiss Prime Site AG (Registered)*	2,027	158,283
Tokyo Tatemono Co., Ltd.	6,000	65,235
Tokyu Fudosan Holdings Corp.	15,699	98,233
UOL Group Ltd.	14,000	61,394
Vonovia SE	14,271	442,040
Wharf Holdings Ltd.	41,000	226,307
Wheelock & Co., Ltd.	28,000	117,476

		7,565,172

Total Financials		163,092,740

Health Care (4.3%)
Biotechnology (0.6%)
Actelion Ltd. (Registered)*	3,146	432,884
Alexion Pharmaceuticals, Inc.*	4,400	839,300
Amgen, Inc.	16,931	2,748,409
Baxalta, Inc.	12,030	469,531
Biogen, Inc.*	5,260	1,611,401
Celgene Corp.*	17,810	2,132,926

CSL Ltd.	14,236	$1,085,396
Gilead Sciences, Inc.	33,640	3,404,032
Grifols S.A.	4,567	210,246
Regeneron Pharmaceuticals, Inc.*	1,650	895,735
Vertex Pharmaceuticals, Inc.*	5,323	669,793

		14,499,653

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories	33,450	1,502,240
Baxter International, Inc.	12,030	458,945
Becton, Dickinson and Co.	4,643	715,440
Boston Scientific Corp.*	29,465	543,335
C.R. Bard, Inc.	1,695	321,101
Cochlear Ltd.	1,751	121,262
Coloplast A/S, Class B	3,403	274,679
DENTSPLY International, Inc.	3,155	191,982
Edwards Lifesciences Corp.*	4,698	371,048
Essilor International S.A.	6,288	783,837
Getinge AB, Class B	6,129	159,507
Hoya Corp.	12,800	521,839
Intuitive Surgical, Inc.*	827	451,674
Medtronic plc	31,383	2,413,980
Olympus Corp.	8,400	330,846
Smith & Nephew plc	27,414	485,221
Sonova Holding AG (Registered)	1,646	208,954
St. Jude Medical, Inc.	6,345	391,931
Stryker Corp.	6,635	616,657
Sysmex Corp.	4,500	287,802
Terumo Corp.	9,300	287,857
Varian Medical Systems, Inc.*	2,270	183,416
William Demant Holding A/S*	750	71,226
Zimmer Biomet Holdings, Inc.	3,770	386,764

		12,081,543

Health Care Providers & Services (0.6%)
Aetna, Inc.	7,867	850,580
Alfresa Holdings Corp.	5,400	106,825
AmerisourceBergen Corp.	4,735	491,067
Anthem, Inc.	6,085	848,492
Cardinal Health, Inc.	7,470	666,847
Cigna Corp.	5,885	861,152
DaVita HealthCare Partners, Inc.*	3,810	265,595
Express Scripts Holding Co.*	16,589	1,450,044
Fresenius Medical Care AG & Co. KGaA	6,693	563,897
Fresenius SE & Co. KGaA	11,682	835,367
HCA Holdings, Inc.*	6,818	461,101
Healthscope Ltd.	53,135	102,445
Henry Schein, Inc.*	1,896	299,928
Humana, Inc.	3,420	610,504
Laboratory Corp. of America Holdings*	1,915	236,771
McKesson Corp.	5,145	1,014,748
Medipal Holdings Corp.	4,100	69,814
Miraca Holdings, Inc.	1,700	74,971
Patterson Cos., Inc.	1,925	87,029
Quest Diagnostics, Inc.	3,185	226,581
Ramsay Health Care Ltd.	4,332	213,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ryman Healthcare Ltd.	11,483	$66,687
Sonic Healthcare Ltd.	11,695	151,536
Suzuken Co., Ltd.	2,350	89,575
Tenet Healthcare Corp.*	2,192	66,418
UnitedHealth Group, Inc.	21,635	2,545,141
Universal Health Services, Inc., Class B	2,050	244,955

		13,501,099

Health Care Technology (0.0%)
Cerner Corp.*	6,750	406,148
M3, Inc.	5,945	123,213

		529,361

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	7,430	310,649
Illumina, Inc.*	3,325	638,217
Lonza Group AG (Registered)*	1,621	263,532
PerkinElmer, Inc.	2,470	132,318
QIAGEN N.V.*	6,771	183,188
Thermo Fisher Scientific, Inc.	8,865	1,257,500
Waters Corp.*	1,865	250,992

		3,036,396

Pharmaceuticals (2.5%)
AbbVie, Inc.	38,925	2,305,917
Allergan plc*	8,361	2,612,812
Astellas Pharma, Inc.	64,600	917,592
AstraZeneca plc	38,702	2,616,602
Bayer AG (Registered)	25,325	3,177,308
Bristol-Myers Squibb Co.	36,855	2,535,255
Chugai Pharmaceutical Co., Ltd.	6,900	240,483
Daiichi Sankyo Co., Ltd.	19,500	400,739
Eisai Co., Ltd.	7,700	508,992
Eli Lilly & Co.	21,870	1,842,766
Endo International plc*	3,453	211,393
Galenica AG	120	187,095
GlaxoSmithKline plc	149,035	3,010,209
Hisamitsu Pharmaceutical Co., Inc.	1,800	75,502
Johnson & Johnson	62,790	6,449,789
Kyowa Hakko Kirin Co., Ltd.	7,000	110,095
Mallinckrodt plc*	2,515	187,694
Merck & Co., Inc.	64,160	3,388,931
Merck KGaA	3,958	384,451
Mitsubishi Tanabe Pharma Corp.	6,000	103,366
Mylan N.V.*	8,315	449,592
Novartis AG (Registered)	69,683	5,956,266
Novo Nordisk A/S, Class B	60,006	3,449,168
Ono Pharmaceutical Co., Ltd.	2,600	462,111
Orion Oyj, Class B	3,118	107,485
Otsuka Holdings Co., Ltd.	11,958	423,034
Perrigo Co. plc	2,980	431,206
Pfizer, Inc.	141,074	4,553,869
Roche Holding AG	21,516	5,929,554
Sanofi S.A.	36,167	3,085,978
Santen Pharmaceutical Co., Ltd.	11,400	187,478
Shionogi & Co., Ltd.	9,100	411,399
Shire plc	18,130	1,242,518
Sumitomo Dainippon Pharma Co., Ltd.	4,800	56,479

Taisho Pharmaceutical Holdings Co., Ltd.	966	$68,212
Takeda Pharmaceutical Co., Ltd.	24,200	1,204,759
Taro Pharmaceutical Industries Ltd.*	230	35,547
Teva Pharmaceutical Industries Ltd.	26,469	1,737,359
UCB S.A.	3,872	348,525
Zoetis, Inc.	11,138	533,733

		61,941,263

Total Health Care		105,589,315

Industrials (3.6%)
Aerospace & Defense (0.6%)
Airbus Group SE	18,090	1,214,626
BAE Systems plc	96,894	713,118
Boeing Co.	14,935	2,159,452
Cobham plc	34,867	144,732
Finmeccanica S.p.A.*	12,394	171,316
General Dynamics Corp.	7,075	971,822
Honeywell International, Inc.	17,400	1,802,118
L-3 Communications Holdings, Inc.	1,930	230,654
Lockheed Martin Corp.	6,040	1,311,586
Meggitt plc	23,725	130,861
Northrop Grumman Corp.	4,660	879,855
Precision Castparts Corp.	3,215	745,912
Raytheon Co.	6,920	861,748
Rockwell Collins, Inc.	2,995	276,438
Rolls-Royce Holdings plc*	56,307	476,609
Safran S.A.	8,940	612,269
Singapore Technologies Engineering Ltd.	47,000	99,239
Textron, Inc.	6,195	260,252
Thales S.A.	3,205	240,156
United Technologies Corp.	18,925	1,818,125
Zodiac Aerospace	6,177	147,231

		15,268,119

Air Freight & Logistics (0.2%)
Bollore S.A.	26,576	123,855
C.H. Robinson Worldwide, Inc.	3,260	202,185
Deutsche Post AG (Registered)	29,673	835,638
Expeditors International of Washington, Inc.	4,295	193,704
FedEx Corp.	5,895	878,296
Royal Mail plc	27,561	179,345
TNT Express N.V.	15,128	128,013
United Parcel Service, Inc., Class B	15,655	1,506,481
Yamato Holdings Co., Ltd.	10,400	220,423

		4,267,940

Airlines (0.2%)
American Airlines Group, Inc.	16,195	685,858
ANA Holdings, Inc.	35,000	101,005
Cathay Pacific Airways Ltd.	36,060	62,096
Delta Air Lines, Inc.	18,738	949,829
Deutsche Lufthansa AG (Registered)*	7,086	111,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

easyJet plc	4,866	$124,559
International Consolidated Airlines Group S.A.	24,888	221,862
Japan Airlines Co., Ltd.	3,666	131,285
Qantas Airways Ltd.*	15,789	46,822
Ryanair Holdings plc (ADR)	204	17,638
Singapore Airlines Ltd.	16,000	125,916
Southwest Airlines Co.	15,225	655,589
United Continental Holdings, Inc.*	8,723	499,828

		3,734,187

Building Products (0.1%)
Allegion plc	2,138	140,937
Asahi Glass Co., Ltd.	29,000	165,368
Assa Abloy AB, Class B	30,695	642,897
Cie de Saint-Gobain	14,931	642,311
Daikin Industries Ltd.	7,200	523,999
Geberit AG (Registered)	1,158	389,491
LIXIL Group Corp.	8,200	181,990
Masco Corp.	7,920	224,136
TOTO Ltd.	4,500	157,777

		3,068,906

Commercial Services & Supplies (0.2%)
ADT Corp.	3,825	126,148
Aggreko plc	7,844	105,509
Babcock International Group plc	7,720	114,960
Brambles Ltd.	47,987	401,559
Cintas Corp.	2,120	193,026
Dai Nippon Printing Co., Ltd.	17,000	168,067
Edenred	6,362	119,866
G4S plc	47,515	157,815
ISS A/S	4,549	164,073
Park24 Co., Ltd.	2,900	70,367
Pitney Bowes, Inc.	4,475	92,409
Republic Services, Inc.	5,610	246,784
Secom Co., Ltd.	6,500	439,852
Securitas AB, Class B	9,589	146,062
Societe BIC S.A.	881	144,961
Sohgo Security Services Co., Ltd.	1,900	88,916
Stericycle, Inc.*	1,915	230,949
Toppan Printing Co., Ltd.	16,000	147,326
Tyco International plc	9,870	314,754
Waste Management, Inc.	9,610	512,886

		3,986,289

Construction & Engineering (0.1%)
ACS Actividades de Construccion y Servicios S.A.	5,782	168,451
Boskalis Westminster	2,693	109,706
Bouygues S.A.	6,207	246,014
CIMIC Group Ltd.	3,110	54,587
Ferrovial S.A.	13,793	311,296
Fluor Corp.	3,500	165,270
Jacobs Engineering Group, Inc.*	2,940	123,333
JGC Corp.	6,471	99,019
Kajima Corp.	26,000	154,713
Obayashi Corp.	20,000	184,514

OCI N.V.*	2,581	$63,540
Quanta Services, Inc.*	4,785	96,896
Shimizu Corp.	18,000	146,673
Skanska AB, Class B	11,638	224,570
Taisei Corp.	31,595	208,155
Vinci S.A.	14,653	939,684

		3,296,421

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	67,342	1,195,323
Alstom S.A.*	6,644	203,045
AMETEK, Inc.	5,437	291,369
Eaton Corp. plc	10,605	551,884
Emerson Electric Co.	15,535	743,039
Fuji Electric Co., Ltd.	17,000	71,288
Legrand S.A.	8,145	459,711
Mabuchi Motor Co., Ltd.	1,600	86,446
Mitsubishi Electric Corp.	59,000	618,587
Nidec Corp.	6,900	499,438
OSRAM Licht AG	2,725	114,662
Prysmian S.p.A.	5,973	130,652
Rockwell Automation, Inc.	3,085	316,552
Schneider Electric SE	17,095	973,319
Vestas Wind Systems A/S	6,862	479,089

		6,734,404

Industrial Conglomerates (0.6%)
3M Co.	14,410	2,170,722
CK Hutchison Holdings Ltd.	82,460	1,106,777
Danaher Corp.	13,540	1,257,595
General Electric Co.	216,375	6,740,081
Keihan Electric Railway Co., Ltd.	15,000	100,344
Keppel Corp., Ltd.	44,000	200,785
Koninklijke Philips N.V.	29,169	741,634
NWS Holdings Ltd.	46,000	68,599
Roper Technologies, Inc.	2,215	420,385
Seibu Holdings, Inc.	3,667	75,000
Sembcorp Industries Ltd.	30,000	64,196
Siemens AG (Registered)	24,282	2,355,866
Smiths Group plc	12,097	167,352
Toshiba Corp.*	123,000	252,407

		15,721,743

Machinery (0.6%)
Alfa Laval AB	8,992	163,269
Amada Holdings Co., Ltd.	11,000	104,973
Andritz AG	2,389	115,877
Atlas Copco AB, Class A	20,565	500,997
Atlas Copco AB, Class B	11,950	274,754
Caterpillar, Inc.	13,970	949,401
CNH Industrial N.V.	29,054	198,050
Cummins, Inc.	3,835	337,518
Deere & Co.	7,980	608,635
Dover Corp.	3,720	228,073
FANUC Corp.	6,036	1,040,554
Flowserve Corp.	3,060	128,765
GEA Group AG	5,601	225,700
Hino Motors Ltd.	7,816	90,178
Hitachi Construction Machinery Co., Ltd.	3,300	51,378
Hoshizaki Electric Co., Ltd.	1,300	80,798

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

IHI Corp.	42,000	$115,477
Illinois Tool Works, Inc.	8,095	750,245
IMI plc	8,328	105,061
Ingersoll-Rand plc	5,965	329,805
JTEKT Corp.	6,300	103,110
Kawasaki Heavy Industries Ltd.	43,000	159,015
Komatsu Ltd.	28,300	461,115
Kone Oyj, Class B	10,317	433,782
Kubota Corp.	35,000	539,528
Kurita Water Industries Ltd.	3,300	69,087
Makita Corp.	3,700	212,636
MAN SE	1,080	109,263
Melrose Industries plc	30,477	130,045
Metso Oyj	3,454	76,909
Minebea Co., Ltd.	10,000	85,869
Mitsubishi Heavy Industries Ltd.	93,000	406,227
Nabtesco Corp.	4,523	91,913
NGK Insulators Ltd.	8,000	180,457
NSK Ltd.	15,000	162,690
PACCAR, Inc.	7,890	373,986
Parker-Hannifin Corp.	3,305	320,519
Pentair plc	4,273	211,642
Sandvik AB	32,652	282,805
Schindler Holding AG	1,355	226,890
Schindler Holding AG (Registered)	626	105,040
Sembcorp Marine Ltd.	25,000	30,682
SKF AB, Class B	12,192	196,557
SMC Corp.	1,700	440,860
Snap-on, Inc.	1,320	226,288
Stanley Black & Decker, Inc.	3,470	370,353
Sulzer AG (Registered)	735	69,118
Sumitomo Heavy Industries Ltd.	16,000	71,672
THK Co., Ltd.	3,700	68,469
Volvo AB, Class B	47,211	435,855
Wartsila Oyj Abp	4,531	205,463
Weir Group plc	6,553	96,388
Xylem, Inc.	4,050	147,825
Yangzijiang Shipbuilding Holdings Ltd.	58,753	45,364
Zardoya Otis S.A.	5,541	64,562

		13,611,492

Marine (0.0%)
A. P. Moller – Maersk A/S, Class A	117	150,392
A. P. Moller – Maersk A/S, Class B	212	275,284
Kuehne + Nagel International AG (Registered)	1,654	226,788
Mitsui O.S.K. Lines Ltd.	35,000	88,168
Nippon Yusen KK	49,000	118,766

		859,398

Professional Services (0.1%)
Adecco S.A. (Registered)*	5,076	348,537
Bureau Veritas S.A.	8,122	161,631
Capita plc	20,351	362,090
Dun & Bradstreet Corp.	810	84,183
Equifax, Inc.	2,710	301,813
Experian plc	29,797	526,528

Intertek Group plc	4,942	$202,112
Nielsen Holdings plc	6,751	314,597
Randstad Holding N.V.	3,924	244,091
Recruit Holdings Co., Ltd.	4,328	127,262
Robert Half International, Inc.	3,065	144,484
SEEK Ltd.	10,021	111,423
SGS S.A. (Registered)	168	320,055
Verisk Analytics, Inc.*	3,554	273,232

		3,522,038

Road & Rail (0.3%)
Asciano Ltd.	30,007	190,913
Aurizon Holdings Ltd.	64,984	206,669
Central Japan Railway Co.	4,416	782,249
ComfortDelGro Corp., Ltd.	65,000	139,033
CSX Corp.	22,240	577,128
DSV A/S	5,895	231,584
East Japan Railway Co.	10,300	968,017
Hankyu Hanshin Holdings, Inc.	35,000	227,348
J.B. Hunt Transport Services, Inc.	2,091	153,396
Kansas City Southern	2,450	182,941
Keikyu Corp.	14,000	115,603
Keio Corp.	18,000	155,482
Keisei Electric Railway Co., Ltd.	8,467	107,757
Kintetsu Group Holdings Co., Ltd.	55,000	223,738
MTR Corp., Ltd.	44,500	219,552
Nagoya Railroad Co., Ltd.	26,000	108,231
Nippon Express Co., Ltd.	25,000	117,298
Norfolk Southern Corp.	6,900	583,671
Odakyu Electric Railway Co., Ltd.	19,000	204,534
Ryder System, Inc.	1,180	67,059
Tobu Railway Co., Ltd.	31,000	152,822
Tokyu Corp.	34,000	268,943
Union Pacific Corp.	19,990	1,563,218
West Japan Railway Co.	5,043	347,858

		7,895,044

Trading Companies & Distributors (0.2%)
AerCap Holdings N.V.*	2,721	117,438
Ashtead Group plc	15,415	253,648
Brenntag AG	4,732	246,974
Bunzl plc	10,262	283,475
Fastenal Co.	6,050	246,961
ITOCHU Corp.	49,000	577,615
Marubeni Corp.	50,000	256,673
Mitsubishi Corp.	41,400	687,796
Mitsui & Co., Ltd.	52,300	621,157
Noble Group Ltd.	144,000	40,057
Rexel S.A.	9,244	122,721
Sumitomo Corp.	34,500	351,385
Toyota Tsusho Corp.	6,500	152,032
Travis Perkins plc	7,622	220,227
United Rentals, Inc.*	2,150	155,961
W.W. Grainger, Inc.	1,366	276,738
Wolseley plc	7,947	431,990

		5,042,848

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	15,887	247,632
Aena S.A.*§	2,068	235,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Aeroports de Paris S.A.	910	$105,510
Atlantia S.p.A.	12,645	334,920
Auckland International Airport Ltd.	29,166	114,565
Fraport AG Frankfurt Airport Services Worldwide	1,274	81,289
Groupe Eurotunnel SE (Registered)	14,317	177,677
Hutchison Port Holdings Trust	173,398	91,591
Japan Airport Terminal Co., Ltd.	1,300	57,652
Kamigumi Co., Ltd.	7,000	60,255
Mitsubishi Logistics Corp.	4,000	52,758
Sydney Airport	33,454	153,913
Transurban Group	62,171	472,055

		2,185,429

Total Industrials		89,194,258

Information Technology (4.3%)
Communications Equipment (0.3%)
Alcatel-Lucent*	86,575	342,603
Cisco Systems, Inc.	113,470	3,081,278
F5 Networks, Inc.*	1,635	158,530
Harris Corp.	2,340	203,346
Juniper Networks, Inc.	8,900	245,640
Motorola Solutions, Inc.	4,905	335,747
Nokia Oyj	112,644	801,916
QUALCOMM, Inc.	37,305	1,864,690
Telefonaktiebolaget LM Ericsson, Class B	93,197	902,772

		7,936,522

Electronic Equipment, Instruments & Components (0.3%)
Alps Electric Co., Ltd.	5,515	149,153
Amphenol Corp., Class A	6,940	362,476
Citizen Holdings Co., Ltd.	8,000	57,461
Corning, Inc.	28,695	524,545
FLIR Systems, Inc.	3,145	88,280
Hamamatsu Photonics KK	4,400	120,600
Hexagon AB, Class B	7,906	292,897
Hirose Electric Co., Ltd.	935	113,001
Hitachi High-Technologies Corp.	2,141	57,858
Hitachi Ltd.	148,000	837,335
Ingenico Group S.A.	1,681	212,479
Keyence Corp.	1,400	768,384
Kyocera Corp.	9,900	458,857
Murata Manufacturing Co., Ltd.	6,200	889,866
Nippon Electric Glass Co., Ltd.	12,000	60,507
Omron Corp.	6,000	199,852
Shimadzu Corp.	7,000	117,283
TDK Corp.	3,800	243,066
TE Connectivity Ltd.	9,090	587,305
Yaskawa Electric Corp.	7,000	95,275
Yokogawa Electric Corp.	6,900	82,957

		6,319,437

Internet Software & Services (0.7%)
Akamai Technologies, Inc.*	3,980	209,467
Alphabet, Inc., Class A*	6,354	4,943,475

Alphabet, Inc., Class C*	6,778	$5,143,689
Auto Trader Group plc (b)*§	22,992	150,248
eBay, Inc.*	25,135	690,710
Facebook, Inc., Class A*	51,786	5,419,923
Kakaku.com, Inc.	4,414	87,140
Mixi, Inc.	1,291	48,201
United Internet AG (Registered)	3,767	207,152
VeriSign, Inc.*	2,490	217,526
Yahoo! Japan Corp.	43,601	177,197
Yahoo!, Inc.*	20,550	683,493

		17,978,221

IT Services (0.7%)
Accenture plc, Class A	14,060	1,469,270
Alliance Data Systems Corp.*	1,230	340,181
Amadeus IT Holding S.A., Class A	13,439	591,763
Atos SE	2,678	224,923
Automatic Data Processing, Inc.	10,725	908,622
Cap Gemini S.A.	5,009	463,473
Cognizant Technology Solutions Corp., Class A*	13,500	810,270
Computershare Ltd.	14,478	122,034
CSRA, Inc.	3,235	97,050
Fidelity National Information Services, Inc.	6,325	383,295
Fiserv, Inc.*	5,520	504,859
Fujitsu Ltd.	57,000	283,710
International Business Machines Corp.	20,645	2,841,165
Itochu Techno-Solutions Corp.	1,500	29,971
MasterCard, Inc., Class A	21,910	2,133,158
Nomura Research Institute Ltd.	3,850	147,974
NTT Data Corp.	3,866	186,757
Obic Co., Ltd.	1,990	105,493
Otsuka Corp.	1,600	78,464
Paychex, Inc.	7,255	383,717
PayPal Holdings, Inc.*	25,135	909,887
Teradata Corp.*	3,430	90,621
Total System Services, Inc.	3,665	182,517
Visa, Inc., Class A	43,840	3,399,792
Western Union Co.	11,750	210,442
Xerox Corp.	24,105	256,236

		17,155,644

Semiconductors & Semiconductor Equipment (0.6%)
Analog Devices, Inc.	6,990	386,687
Applied Materials, Inc.	27,115	506,237
ARM Holdings plc	43,008	649,448
ASM Pacific Technology Ltd.	7,300	57,111
ASML Holding N.V.	10,617	946,149
Avago Technologies Ltd.	5,596	812,259
Broadcom Corp., Class A	11,940	690,371
First Solar, Inc.*	1,690	111,523
Infineon Technologies AG	34,582	506,067
Intel Corp.	110,155	3,794,840
KLA-Tencor Corp.	3,680	255,208
Lam Research Corp.	3,579	284,244
Linear Technology Corp.	5,280	224,242

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Microchip Technology, Inc.	4,460	$207,568
Micron Technology, Inc.*	23,795	336,937
NVIDIA Corp.	11,440	377,062
NXP Semiconductors N.V.*	3,662	308,523
Qorvo, Inc.*	3,365	171,279
Rohm Co., Ltd.	3,000	151,611
Skyworks Solutions, Inc.	4,292	329,754
STMicroelectronics N.V.	19,519	130,207
Texas Instruments, Inc.	23,760	1,302,286
Tokyo Electron Ltd.	5,300	318,069
Xilinx, Inc.	5,945	279,237

		13,136,919

Software (0.9%)
Activision Blizzard, Inc.	11,439	442,804
Adobe Systems, Inc.*	10,485	984,961
Autodesk, Inc.*	5,060	308,306
CA, Inc.	7,055	201,491
Check Point Software Technologies Ltd.*	2,077	169,026
Citrix Systems, Inc.*	3,630	274,609
Dassault Systemes S.A.	3,911	312,914
Electronic Arts, Inc.*	6,915	475,199
Gemalto N.V.	2,453	146,574
GungHo Online Entertainment, Inc.	12,958	35,275
Intuit, Inc.	6,315	609,398
Konami Corp.	2,800	66,776
Microsoft Corp.	183,335	10,171,426
Mobileye N.V.*	2,489	105,235
Nexon Co., Ltd.	3,950	64,118
NICE-Systems Ltd.	1,745	100,119
Nintendo Co., Ltd.	3,300	454,284
Oracle Corp.	72,365	2,643,493
Oracle Corp. Japan	1,200	55,962
Red Hat, Inc.*	4,175	345,732
Sage Group plc	33,032	293,699
salesforce.com, Inc.*	12,806	1,003,990
SAP SE	30,098	2,397,342
Symantec Corp.	15,340	322,140
Trend Micro, Inc.	3,200	129,809

		22,114,682

Technology Hardware, Storage & Peripherals (0.8%)
Apple, Inc.	129,207	13,600,329
Brother Industries Ltd.	7,200	82,562
Canon, Inc.	32,677	990,417
EMC Corp.	45,120	1,158,682
Fujifilm Holdings Corp.	14,200	591,440
Hewlett Packard Enterprise Co.	41,525	631,180
HP, Inc.	41,525	491,656
Konica Minolta, Inc.	13,500	135,405
NEC Corp.	79,000	250,927
NetApp, Inc.	7,090	188,098
Ricoh Co., Ltd.	21,000	215,697
SanDisk Corp.	5,010	380,710
Seagate Technology plc	7,240	265,418
Seiko Epson Corp.	8,500	130,638
Western Digital Corp.	4,880	293,044

		19,406,203

Total Information Technology		104,047,628

Materials (1.4%)
Chemicals (0.9%)
Air Liquide S.A.	10,536	$1,183,339
Air Products and Chemicals, Inc.	4,295	558,822
Air Water, Inc.	5,000	80,221
Airgas, Inc.	1,475	204,022
Akzo Nobel N.V.	7,583	506,495
Arkema S.A.	2,047	143,171
Asahi Kasei Corp.	38,000	257,184
BASF SE	28,128	2,150,379
CF Industries Holdings, Inc.	5,730	233,841
Chr Hansen Holding A/S	3,029	189,458
Croda International plc	4,158	185,330
Daicel Corp.	9,000	133,928
Dow Chemical Co.	24,985	1,286,228
E.I. du Pont de Nemours & Co.	20,365	1,356,309
Eastman Chemical Co.	3,320	224,133
Ecolab, Inc.	6,020	688,568
EMS-Chemie Holding AG (Registered)	251	109,906
Evonik Industries AG	4,281	142,061
FMC Corp.	2,950	115,434
Fuchs Petrolub SE (Preference) (q)	2,129	100,591
Givaudan S.A. (Registered)*	283	509,214
Hitachi Chemical Co., Ltd.	3,200	50,705
Incitec Pivot Ltd.	51,621	147,603
International Flavors & Fragrances, Inc.	1,795	214,754
Israel Chemicals Ltd.	15,619	63,330
Johnson Matthey plc	6,276	243,709
JSR Corp.	5,800	90,523
K+S AG (Registered)	5,862	152,411
Kaneka Corp.	8,000	83,182
Kansai Paint Co., Ltd.	7,148	108,069
Koninklijke DSM N.V.	5,556	278,035
Kuraray Co., Ltd.	11,000	133,014
Lanxess AG	2,803	129,054
Linde AG	5,688	825,632
LyondellBasell Industries N.V., Class A	9,466	822,595
Mitsubishi Chemical Holdings Corp.	41,500	263,118
Mitsubishi Gas Chemical Co., Inc.	11,000	56,202
Mitsui Chemicals, Inc.	25,000	110,885
Monsanto Co.	11,670	1,149,728
Mosaic Co.	7,075	195,199
Nippon Paint Holdings Co., Ltd.	5,000	120,946
Nitto Denko Corp.	5,100	372,018
Novozymes A/S, Class B	7,146	342,184
Orica Ltd.	11,334	126,784
PPG Industries, Inc.	6,210	613,672
Praxair, Inc.	6,530	668,672
Sherwin-Williams Co.	1,865	484,154
Shin-Etsu Chemical Co., Ltd.	12,600	684,382
Sika AG	66	236,600
Solvay S.A.	1,816	192,984
Sumitomo Chemical Co., Ltd.	45,000	258,265
Symrise AG	3,777	250,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Syngenta AG (Registered)	2,847	$1,117,459
Taiyo Nippon Sanso Corp.	4,000	36,132
Teijin Ltd.	28,000	95,372
Toray Industries, Inc.	45,000	417,622
Umicore S.A.	2,916	121,893
Yara International ASA	5,476	235,854

		21,851,928

Construction Materials (0.1%)
Boral Ltd.	23,404	100,118
CRH plc	25,179	727,803
Fletcher Building Ltd.	21,092	105,468
HeidelbergCement AG	4,316	352,107
Imerys S.A.	1,102	76,874
James Hardie Industries plc (CDI)	13,776	173,785
LafargeHolcim Ltd. (Registered)*	12,997	651,249
Martin Marietta Materials, Inc.	1,397	190,802
Taiheiyo Cement Corp.	36,000	104,963
Vulcan Materials Co.	2,910	276,363

		2,759,532

Containers & Packaging (0.1%)
Amcor Ltd.	36,126	351,472
Avery Dennison Corp.	2,080	130,333
Ball Corp.	3,090	224,736
Owens-Illinois, Inc.*	3,650	63,583
Rexam plc	21,593	191,543
Sealed Air Corp.	4,685	208,951
Toyo Seikan Group Holdings Ltd.	4,965	91,840
WestRock Co.	5,920	270,070

		1,532,528

Metals & Mining (0.3%)
Alcoa, Inc.	26,160	258,199
Alumina Ltd.	77,343	64,432
Anglo American plc	42,929	189,139
Antofagasta plc	12,076	82,751
ArcelorMittal S.A.	30,600	127,859
BHP Billiton Ltd.	98,354	1,277,649
BHP Billiton plc	64,680	726,171
Boliden AB	8,376	138,879
Fortescue Metals Group Ltd.	47,678	64,306
Freeport-McMoRan, Inc.	23,120	156,522
Fresnillo plc	6,770	70,858
Glencore plc*	374,699	498,564
Hitachi Metals Ltd.	7,000	86,320
Iluka Resources Ltd.	12,822	56,736
JFE Holdings, Inc.	15,100	237,337
Kobe Steel Ltd.	94,000	102,127
Maruichi Steel Tube Ltd.	1,500	44,268
Mitsubishi Materials Corp.	34,000	106,935
Newcrest Mining Ltd.*	23,473	221,892
Newmont Mining Corp.	11,095	199,599
Nippon Steel & Sumitomo Metal Corp.	23,314	461,638
Norsk Hydro ASA	41,184	153,173
Nucor Corp.	7,065	284,719
Randgold Resources Ltd.	2,857	176,285
Rio Tinto Ltd.	12,991	419,142

Rio Tinto plc	38,389	$1,118,757
South32 Ltd.*	163,034	125,073
Sumitomo Metal Mining Co., Ltd.	15,000	181,301
ThyssenKrupp AG	11,265	223,397
voestalpine AG	3,483	106,596

		7,960,624

Paper & Forest Products (0.0%)
International Paper Co.	9,495	357,962
Mondi plc	11,247	219,343
Oji Holdings Corp.	24,000	96,731
Stora Enso Oyj, Class R	16,868	151,694
UPM-Kymmene Oyj	16,345	302,722

		1,128,452

Total Materials		35,233,064

Telecommunication Services (1.2%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	136,496	4,696,827
Bezeq Israeli Telecommunication Corp., Ltd.	58,974	129,786
BT Group plc	256,331	1,771,557
CenturyLink, Inc.	12,679	319,004
Deutsche Telekom AG (Registered)	98,751	1,786,781
Elisa Oyj	4,356	163,821
Frontier Communications Corp.	22,290	104,094
HKT Trust & HKT Ltd.	81,156	103,506
Iliad S.A.	806	192,296
Inmarsat plc	13,768	229,396
Koninklijke KPN N.V.	98,078	370,346
Level 3 Communications, Inc.*	6,204	337,249
Nippon Telegraph & Telephone Corp.	23,018	913,857
Orange S.A.	60,839	1,020,656
PCCW Ltd.	127,000	74,398
Proximus SADP	4,658	151,119
Singapore Telecommunications Ltd.	244,000	627,953
Spark New Zealand Ltd.	56,037	126,301
Swisscom AG (Registered)	794	394,868
TDC A/S	24,866	123,352
Telecom Italia S.p.A.*	351,406	442,918
Telecom Italia S.p.A. (RNC)	184,543	188,755
Telefonica Deutschland Holding AG	18,218	97,260
Telefonica S.A.	138,011	1,523,317
Telenor ASA	22,990	382,467
TeliaSonera AB	79,562	395,644
Telstra Corp., Ltd.	131,038	531,691
TPG Telecom Ltd.	8,802	62,926
Verizon Communications, Inc.	92,225	4,266,812
Vivendi S.A.	35,601	766,609

		22,295,566

Wireless Telecommunication Services (0.3%)
KDDI Corp.	53,564	1,386,610
Millicom International Cellular S.A. (SDR)	1,927	109,757
NTT DOCOMO, Inc.	43,793	897,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SoftBank Group Corp.	29,400	$1,481,594
StarHub Ltd.	17,924	46,621
Tele2 AB, Class B	9,773	97,078
Vodafone Group plc	812,986	2,629,623

		6,648,845

Total Telecommunication Services		28,944,411

Utilities (1.1%)
Electric Utilities (0.6%)
American Electric Power Co., Inc.	10,850	632,230
AusNet Services	53,725	57,719
Cheung Kong Infrastructure Holdings Ltd.	19,000	175,141
Chubu Electric Power Co., Inc.	19,800	270,832
Chugoku Electric Power Co., Inc.	9,100	119,775
CLP Holdings Ltd.	58,000	491,841
Contact Energy Ltd.	22,545	72,927
Duke Energy Corp.	15,739	1,123,607
Edison International	7,245	428,976
EDP – Energias de Portugal S.A.	70,918	254,874
Electricite de France S.A.	7,405	108,782
Endesa S.A.	9,727	194,877
Enel S.p.A.	215,975	903,376
Entergy Corp.	3,970	271,389
Eversource Energy	7,020	358,511
Exelon Corp.	19,100	530,407
FirstEnergy Corp.	9,330	296,041
Fortum Oyj	13,603	203,907
HK Electric Investments & HK Electric Investments Ltd. (b)§	81,179	68,006
Hokuriku Electric Power Co.	5,200	76,803
Iberdrola S.A.	164,951	1,169,390
Kansai Electric Power Co., Inc.*	21,600	258,448
Kyushu Electric Power Co., Inc.*	13,100	143,145
Mighty River Power Ltd.	21,436	40,488
NextEra Energy, Inc.	9,690	1,006,694
Pepco Holdings, Inc.	5,580	145,136
Pinnacle West Capital Corp.	2,440	157,331
Power Assets Holdings Ltd.	42,500	390,195
PPL Corp.	14,750	503,418
Red Electrica Corporacion S.A.	3,314	276,223
Shikoku Electric Power Co., Inc.	5,500	85,832
Southern Co.	19,905	931,355
SSE plc	30,414	681,048
Terna Rete Elettrica Nazionale S.p.A.	46,165	237,858
Tohoku Electric Power Co., Inc.	13,900	173,765
Tokyo Electric Power Co., Inc.*	44,300	254,797
Xcel Energy, Inc.	11,240	403,628

		13,498,772

Gas Utilities (0.1%)
AGL Resources, Inc.	2,643	168,650
APA Group	34,124	214,379
Enagas S.A.	6,580	185,147

Gas Natural SDG S.A.	10,726	$217,894
Hong Kong & China Gas Co., Ltd.	212,166	415,075
Osaka Gas Co., Ltd.	57,000	205,528
Snam S.p.A.	64,322	336,379
Toho Gas Co., Ltd.	12,633	81,582
Tokyo Gas Co., Ltd.	70,000	328,814

		2,153,448

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	14,780	141,445
Electric Power Development Co., Ltd.	4,500	160,140
Enel Green Power S.p.A.	53,591	108,602
Meridian Energy Ltd.	39,244	63,928
NRG Energy, Inc.	7,470	87,922

		562,037

Multi-Utilities (0.4%)
AGL Energy Ltd.	20,663	270,191
Ameren Corp.	5,370	232,145
CenterPoint Energy, Inc.	9,540	175,154
Centrica plc	154,731	496,999
CMS Energy Corp.	6,075	219,186
Consolidated Edison, Inc.	6,480	416,470
Dominion Resources, Inc.	12,940	875,262
DTE Energy Co.	3,910	313,543
DUET Group	71,084	117,792
E.ON SE	61,278	593,037
Engie S.A.	44,747	791,919
National Grid plc	114,640	1,576,783
NiSource, Inc.	6,995	136,473
PG&E Corp.	10,485	557,697
Public Service Enterprise Group, Inc.	11,225	434,295
RWE AG	14,987	191,034
SCANA Corp.	3,120	188,729
Sempra Energy	5,170	486,032
Suez Environnement Co. S.A.	9,115	170,551
TECO Energy, Inc.	5,175	137,914
Veolia Environnement S.A.	13,776	326,536
WEC Energy Group, Inc.	6,960	357,118

		9,064,860

Water Utilities (0.0%)
Severn Trent plc	7,252	232,574
United Utilities Group plc	20,882	287,781

		520,355

Total Utilities		25,799,472

Total Common Stocks (32.1%) (Cost $706,042,667)		782,385,286

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (16.9%)
SPDR® S&P 500 ETF Trust (Cost $377,265,797)	2,028,786	413,649,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Government Securities (24.6%)
U.S. Government Agencies (2.1%)
Federal Home Loan Bank
4.750%, 12/16/16	$100,000	$103,581
5.000%, 11/17/17	6,720,000	7,198,549
Federal Home Loan Mortgage Corp.
2.000%, 8/25/16	1,135,000	1,144,363
0.750%, 1/12/18	970,000	961,427
0.875%, 3/7/18	2,130,000	2,113,243
3.750%, 3/27/19	3,030,000	3,246,242
2.375%, 1/13/22	4,363,000	4,422,750
Federal National Mortgage Association
0.500%, 3/30/16	19,360,000	19,362,846
1.250%, 1/30/17	1,070,000	1,071,927
1.125%, 4/27/17	1,045,000	1,046,606
0.875%, 12/20/17	960,000	954,553
1.625%, 11/27/18	4,460,000	4,489,422
1.750%, 6/20/19	4,859,000	4,891,542

		51,007,051

U.S. Treasuries (22.5%)
U.S. Treasury Bonds
7.125%, 2/15/23	1,110,000	1,482,089
U.S. Treasury Notes
3.250%, 7/31/16	1,285,000	1,304,200
1.000%, 8/31/16	8,615,000	8,632,668
3.000%, 8/31/16	990,000	1,004,811
1.000%, 9/30/16	33,335,000	33,402,713
3.000%, 9/30/16	1,445,000	1,468,940
1.000%, 10/31/16	885,000	886,798
0.875%, 1/31/17	1,375,000	1,375,463
3.125%, 1/31/17	1,327,100	1,359,014
0.875%, 2/28/17	845,000	845,487
3.000%, 2/28/17	735,000	752,948
2.750%, 5/31/17	505,000	517,775
2.500%, 6/30/17	520,000	531,634
2.375%, 7/31/17	2,114,100	2,158,798
4.750%, 8/15/17	1,974,000	2,092,787
1.875%, 8/31/17	2,110,000	2,139,095
0.750%, 10/31/17	3,870,000	3,849,138
2.250%, 11/30/17	4,910,000	5,018,581
0.750%, 12/31/17	2,475,000	2,458,178
2.625%, 1/31/18	5,365,000	5,530,613
3.500%, 2/15/18	1,150,000	1,207,433
2.750%, 2/28/18	5,920,000	6,123,153
2.875%, 3/31/18	2,420,000	2,512,192
1.000%, 5/31/18	9,955,000	9,904,739
1.375%, 6/30/18	11,675,000	11,721,518
2.375%, 6/30/18	5,250,000	5,404,065
1.375%, 7/31/18	7,780,000	7,809,327
1.500%, 8/31/18#	37,850,000	38,097,282
1.375%, 9/30/18	2,115,000	2,121,547
3.750%, 11/15/18	1,735,000	1,856,111
1.250%, 11/30/18	7,720,000	7,706,279
1.375%, 12/31/18	3,045,000	3,047,052
1.375%, 2/28/19	3,805,000	3,802,362
1.500%, 3/31/19	22,355,000	22,418,747
3.125%, 5/15/19	39,763,000	41,951,905
3.625%, 8/15/19	51,867,000	55,687,632
1.500%, 11/30/19	16,945,000	16,877,484
1.250%, 1/31/20	8,450,000	8,319,949
3.625%, 2/15/20	9,258,000	9,986,525
1.125%, 3/31/20	22,333,000	21,829,853

1.375%, 3/31/20	$6,140,000	$6,064,449
1.500%, 5/31/20	8,715,000	8,640,446
1.625%, 6/30/20	9,955,000	9,913,585
1.625%, 7/31/20	8,735,000	8,693,457
1.375%, 8/31/20	21,510,000	21,166,974
1.375%, 10/31/20	10,075,000	9,897,605
2.625%, 11/15/20	16,025,000	16,649,880
3.625%, 2/15/21	1,750,000	1,902,083
3.125%, 5/15/21	2,430,000	2,583,963
2.125%, 8/15/21	2,355,000	2,382,690
2.000%, 11/15/21	1,585,000	1,589,721
2.000%, 2/15/22	2,415,000	2,419,882
1.750%, 5/15/22	2,015,000	1,981,981
1.625%, 8/15/22	4,960,000	4,831,156
1.625%, 11/15/22	2,585,000	2,511,236
2.000%, 2/15/23	4,365,000	4,339,594
1.750%, 5/15/23	6,680,000	6,508,303
2.500%, 8/15/23	8,760,000	8,987,127
2.750%, 11/15/23	11,415,000	11,912,065
2.750%, 2/15/24	17,216,000	17,932,885
2.375%, 8/15/24	13,500,000	13,640,010
2.250%, 11/15/24	2,390,000	2,388,856
2.000%, 2/15/25	5,945,000	5,811,296
2.125%, 5/15/25	7,420,000	7,322,757
2.000%, 8/15/25	15,275,000	14,893,573

		550,162,459

Total Long-Term Debt Securities (24.6%) (Cost $600,576,018)		601,169,510

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Banks (0.0%)
Unione di Banche Italiane S.p.A., expiring 1/12/16*†	27,742	—

Real Estate Investment Trusts (REITs) (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16*	2,325	87

Total Rights (0.0%) (Cost $—)		87

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (7.0%)
U.S. Treasury Bills
0.12%, 1/28/16#(p)	$99,626,000	99,617,043
0.11%, 2/18/16 (p)	71,309,000	71,297,869

		170,914,912

Total Short-Term Investments (7.0%) (Cost $170,922,273)		170,914,912

Total Investments (80.6%) (Cost $1,854,806,755)		1,968,118,972
Other Assets Less Liabilities (19.4%)		472,598,584

Net Assets (100%)		$2,440,717,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $803,438 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,593,151.
(b)	Illiquid Security.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Country Diversification
As a Percentage of Total Net Assets
Australia	1.1%
Austria	0.0	#
Belgium	0.2
Chile	0.0	#
China	0.0	#
Denmark	0.3
Finland	0.1
France	1.5
Germany	1.4
Hong Kong	0.5
Ireland	0.4
Israel	0.1
Italy	0.3
Japan	3.6
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#%
Netherlands	0.5
New Zealand	0.0	#
Norway	0.1
Portugal	0.0	#
Singapore	0.2
South Africa	0.0	#
Spain	0.5
Sweden	0.4
Switzerland	1.6
United Kingdom	2.9
United States	64.9
Cash and Other	19.4

	100.0%

#	Percent shown is less than 0.05%.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	1,006	March-16	$127,061,821	$126,661,688	$(400,133)
2 Year U.S. Treasury Notes	613	March-16	133,331,464	133,164,672	(166,792)
5 Year U.S. Treasury Notes	523	March-16	62,060,903	61,881,523	(179,380)
E-Mini MSCI EAFE Index	10	March-16	848,725	849,100	375
EURO Stoxx 50 Index	1,952	March-16	67,623,445	69,622,246	1,998,801
Russell 2000 Mini Index	741	March-16	85,309,570	83,844,150	(1,465,420)
S&P 500 E-Mini Index	305	March-16	31,277,539	31,039,850	(237,689)
S&P MidCap 400 E-Mini Index	602	March-16	84,143,602	83,888,700	(254,902)
TOPIX Index	454	March-16	59,981,872	58,452,099	(1,529,773)

					$(2,234,913)

Sales
FTSE 100 Index	264	March-16	$22,939,694	$24,121,922	$(1,182,228)
SPI 200 Index	321	March-16	28,781,010	30,741,974	(1,960,964)

					$(3,143,192)

					$(5,378,105)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/18/16	Royal Bank of Scotland	2,525	$3,722,406	$3,785,795	$(63,389)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	BNP Paribas	29,353	31,959,745	32,168,382	(208,637)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	BNP Paribas	17,736	19,311,213	19,437,279	(126,066)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	34,475	37,536,626	36,993,985	542,641
European Union Euro vs. U.S. Dollar, expiring 3/18/16	UBS AG	22,856	24,885,775	24,607,878	277,897
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	1,142,421	9,521,857	9,303,406	218,451
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	Royal Bank of Scotland	2,172,562	18,107,884	17,728,590	379,294
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	Royal Bank of Scotland	4,290,214	35,758,100	34,898,319	859,781
Norwegian Krone vs. U.S. Dollar, expiring 3/18/16	BNP Paribas	18,365	2,073,288	2,092,732	(19,444)
Swedish Krona vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	42,480	5,043,128	5,011,331	31,797

					$1,892,325

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Royal Bank of Scotland	29,959	$21,670,098	$21,751,470	$(81,372)
British Pound vs. U.S. Dollar, expiring 3/18/16	Deutsche Bank AG	6,952	10,479,365	10,250,509	228,856
British Pound vs. U.S. Dollar, expiring 3/18/16	UBS AG	17,298	26,151,305	25,504,212	647,093
European Union Euro vs. U.S. Dollar, expiring 3/18/16	BNP Paribas	4,659	5,078,903	5,072,689	6,214
European Union Euro vs. U.S. Dollar, expiring 3/18/16	BNP Paribas	8,557	9,309,647	9,317,054	(7,407)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	BNP Paribas	18,045	19,671,232	19,647,165	24,067
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Credit Suisse	25,607	27,927,837	27,881,301	46,536
European Union Euro vs. U.S. Dollar, expiring 3/18/16	JPMorgan Chase Bank	20,825	22,478,526	22,674,472	(195,946)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Royal Bank of Scotland	8,991	9,843,617	9,789,465	54,152
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	Barclays Bank plc	5,961,797	49,231,176	49,690,415	(459,239)
Norwegian Krone vs. U.S. Dollar, expiring 3/18/16	Bank of America	18,365	2,118,284	2,073,288	44,996
Swedish Krona vs. U.S. Dollar, expiring 3/18/16	Deutsche Bank AG	42,480	4,988,581	5,043,128	(54,547)
Swiss Franc vs. U.S. Dollar, expiring 3/18/16	UBS AG	7,617	7,449,046	7,628,758	(179,712)

					$73,691

					$1,966,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$53,074,085	$48,662,692	$—		$101,736,777
Consumer Staples	40,705,590	44,658,284	—		85,363,874
Energy	26,340,607	17,043,140	—		43,383,747
Financials	67,180,740	95,912,000	—	(a)	163,092,740
Health Care	61,080,921	44,508,394	—		105,589,315
Industrials	41,893,155	47,301,103	—		89,194,258
Information Technology	85,126,386	18,921,242	—		104,047,628
Materials	11,437,970	23,795,094	—		35,233,064
Telecommunication Services	8,862,017	20,082,394	—		28,944,411
Utilities	11,716,758	14,082,714	—		25,799,472
Forward Currency Contracts	—	3,361,775	—		3,361,775
Futures	1,999,176	—	—		1,999,176
Government Securities
U.S. Government Agencies	—	51,007,051	—		51,007,051
U.S. Treasuries	—	550,162,459	—		550,162,459
Investment Companies
Exchange Traded Funds (ETFs)	413,649,177	—	—		413,649,177
Rights
Financials	—	87	—	(a)	87
Short-Term Investments	—	170,914,912	—		170,914,912

Total Assets	$823,066,582	$1,150,413,341	$—		$1,973,479,923

Liabilities:
Forward Currency Contracts	$—	$(1,395,759)	$—		$(1,395,759)
Futures	(7,377,281)	—	—		(7,377,281)

Total Liabilities	$(7,377,281)	$(1,395,759)	$—		$(8,773,040)

Total	$815,689,301	$1,149,017,582	$—		$1,964,706,883

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$3,361,775
Equity contracts	Receivables, Net assets - Unrealized appreciation	1,999,176	*

Total		$5,360,951

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(746,305	)*
Foreign exchange contracts	Payables	(1,395,759)
Equity contracts	Payables, Net assets - Unrealized depreciation	(6,630,976	)*

Total		$(8,773,040)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(2,270,967)	$—	$(2,270,967)
Foreign exchange contracts	—	4,419,024	4,419,024
Equity contracts	12,334,225	—	12,334,225

Total	$10,063,258	$4,419,024	$14,482,282

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(970,823)	$—	$(970,823)
Foreign exchange contracts	—	(853,735)	(853,735)
Equity contracts	(9,175,697)	—	(9,175,697)

Total	$(10,146,520)	$(853,735)	$(11,000,255)

^ This Portfolio held forward foreign currency contracts for hedging and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $417,064,000 and futures contracts with an average notional balance of approximately $508,685,000 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$44,996	$—	$—	$44,996
BNP Paribas	30,281	(30,281)	—	—
Credit Suisse	46,536	—	—	46,536
Deutsche Bank	228,856	(54,547)	—	174,309
JPMorgan Chase Bank	218,451	(195,946)	—	22,505
Morgan Stanley	574,438	—	—	574,438
Royal Bank of Scotland	1,293,227	(144,761)	—	1,148,466
UBS AG	924,990	(179,712)	—	745,278

Total	$3,361,775	$(605,247)	$—	$2,756,528

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$459,239	$—	$—	$459,239
BNP Paribas	361,554	(30,281)	—	331,273
Deutsche Bank AG	54,547	(54,547)	—	—
JPMorgan Chase Bank	195,946	(195,946)	—	—
Royal Bank of Scotland	144,761	(144,761)	—	—
UBS AG	179,712	(179,712)	—	—

Total	$1,395,759	$(605,247)	$—	$790,512

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$892,504,254
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$676,875,820

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$170,706,191
Aggregate gross unrealized depreciation	(61,897,866)

Net unrealized appreciation	$108,808,325

Federal income tax cost of investments	$1,859,310,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,854,806,755)	$1,968,118,972
Cash	465,993,584
Foreign cash (Cost $1,011,276)	1,015,039
Dividends, interest and other receivables	6,773,101
Unrealized appreciation on forward foreign currency contracts	3,361,775
Receivable for securities sold	7,812
Other assets	20,494

Total assets	2,445,290,777

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,395,759
Due to broker for futures variation margin	1,231,105
Investment management fees payable	1,065,903
Distribution fees payable – Class IB	518,340
Administrative fees payable	280,484
Trustees’ fees payable	1,778
Accrued expenses	79,852

Total liabilities	4,573,221

NET ASSETS	$2,440,717,556

Net assets were comprised of:
Paid in capital	$2,343,757,236
Accumulated undistributed net investment income (loss)	1,704
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(12,930,968)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	109,889,584

Net assets	$2,440,717,556

Class IB
Net asset value, offering and redemption price per share, $2,440,717,556 / 209,768,520 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $890,852 foreign withholding tax)	$27,495,190
Interest	8,587,128

Total income	36,082,318

EXPENSES
Investment management fees	16,596,552
Distribution fees – Class IB	5,776,490
Administrative fees	3,163,909
Custodian fees	140,000
Printing and mailing expenses	93,774
Professional fees	86,508
Trustees’ fees	45,184
Miscellaneous	56,954

Gross expenses	25,959,371
Less: Waiver from investment manager	(418,548)

Net expenses	25,540,823

NET INVESTMENT INCOME (LOSS)	10,541,495

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	16,312
Futures	10,063,258
Foreign currency transactions	4,932,319

Net realized gain (loss)	15,011,889

Change in unrealized appreciation (depreciation) on:
Investments	(37,343,001)
Futures	(10,146,520)
Foreign currency translations	(841,179)

Net change in unrealized appreciation (depreciation)	(48,330,700)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(33,318,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,777,316)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,541,495	$6,425,522
Net realized gain (loss) on investments, futures and foreign currency transactions	15,011,889	20,339,627
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(48,330,700)	53,654,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,777,316)	80,419,672

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(18,015,642)	(15,960,294)
Distributions from net realized capital gains
Class IB	(17,626,922)	(16,282,922)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,642,564)	(32,243,216)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 45,359,884 and 60,562,119 shares, respectively ]	547,221,099	711,320,212
Capital shares issued in reinvestment of dividends and distributions [ 3,083,448 and 2,705,360 shares, respectively ]	35,642,564	32,243,216
Capital shares repurchased [ (10,657,585) and (7,040,510) shares, respectively ]	(127,469,917)	(82,805,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	455,393,746	660,757,964

TOTAL INCREASE (DECREASE) IN NET ASSETS	396,973,866	708,934,420
NET ASSETS:
Beginning of year	2,043,743,690	1,334,809,270

End of year (a)	$2,440,717,556	$2,043,743,690

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,704	$2,610,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 18, 2011* to December 31, 2011
Class IB	2015	2014	2013	2012
Net asset value, beginning of period	$11.88	$11.53	$10.28	$9.62	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.04	0.02	0.07	0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.11)	0.51	1.63	0.68	(0.52)†

Total from investment operations	(0.06)	0.55	1.65	0.75	(0.38)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.03)	(0.04)	—
Distributions from net realized gains	(0.09)	(0.10)	(0.37)	(0.05)	—

Total dividends and distributions	(0.18)	(0.20)	(0.40)	(0.09)	—

Net asset value, end of period	$11.64	$11.88	$11.53	$10.28	$9.62

Total return (b)	(0.55)%	4.76%	16.12%	7.80%	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,440,718	$2,043,744	$1,334,809	$568,377	$66,090
Ratio of expenses to average net assets:
After waivers (a)(f)	1.11%	1.15%	1.20%	1.20%	1.26%
Before waivers (a)(f)	1.12%	1.15%	1.20%	1.22%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.46%	0.38%	0.15%	0.67%	1.67%
Before waivers (a)(f)	0.44%	0.38%	0.15%	0.65%	1.08%
Portfolio turnover rate (z)^	39%	25%	41%	96%	131%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(0.51)%	(0.61)%
Portfolio – Class K Shares*	(0.20)	(0.38)
BofA Merrill Lynch 1-year U.S. Treasury Note Index	0.15	0.18
* Date of inception 5/20/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.51)% for the year ended December 31, 2015. The Portfolio’s benchmark, the BofA Merrill Lynch 1-year U.S. Treasury Note Index, returned 0.15% over the same period.

Portfolio Highlights

During 2015, the Portfolio profited from holdings of less than one-year duration, as well as holdings in asset-backed securities and investment-grade corporates. Not holding enough one- and two-year duration securities hurt performance. Accordingly, the Portfolio performed in line with its primary benchmark for the year.

Portfolio Positioning and Outlook—AllianceBernstein L.P.

At year end 2015, the Portfolio was overweight spread sectors, including investment-grade corporates, asset-backed securities, and commercial mortgage-backed securities. It was also overweight securitized assets such as commercial mortgage-backed securities, asset-backed securities and non-agency mortgages. The Portfolio had a position in Agencies, offset by underweights in Treasuries. Corporate fundamentals have started to deteriorate, in our opinion, and a supply of new issuance in 2015 and concerns of slower global growth, particularly in emerging markets, have pressured spreads. Opportunities differ across industries; we had been favoring Financials. However, we believe the relative value between Industrials and Financials has shifted and since we expect that to continue, we have been slightly reducing our Financials overweight and selectively adding to Industrials. At year end, the Portfolio duration was modestly shorter than that of the benchmark.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	0.86
Weighted Average Coupon (%)	1.25
Weighted Average Modified Duration (Years)*	0.75
Weighted Average Rating**	AA	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	48.8%
Asset-Backed and Mortgage-Backed Securities	13.0
Financials	4.4
Investment Companies	1.8
Health Care	0.7
Energy	0.6
Materials	0.4
Consumer Discretionary	0.3
Telecommunication Services	0.3
Industrials	0.2
Consumer Staples	0.1
Information Technology	0.1
Utilities	0.1
Cash and Other	29.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$995.95	$4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.09	4.16
Class K
Actual	1,000.00	997.98	2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.35	2.89

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.82% and 0.57%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.0%)
Asset-Backed Securities (8.8%)
Ally Auto Receivables Trust,
Series 2015-2 A3 1.490%, 11/15/19	$3,380,000	$3,363,844
Ally Master Owner Trust,
Series 2014-1 A2 1.290%, 1/15/19	3,599,000	3,590,513
American Express Credit Account Master Trust,
Series 2014-2 A 1.260%, 1/15/20	3,121,000	3,119,081
AmeriCredit Automobile Receivables Trust,
Series 2013-3 A3 0.920%, 4/9/18	8,154	8,152
ARI Fleet Lease Trust,
Series 2014-A A2 0.810%, 11/15/22§	914,719	913,056
Barclays Dryrock Issuance Trust,
Series 2015-2 A 1.560%, 3/15/21	3,869,000	3,868,142
BMW Floorplan Master Owner Trust,
Series 2015-1A A 0.831%, 7/15/20 (b)(l)§	5,074,000	5,061,432
Capital One Multi-Asset Execution Trust,
Series 2007-A1 A1 0.381%, 11/15/19 (l)	4,810,000	4,792,252
CarMax Auto Owner Trust,
Series 2015-4 A3 1.560%, 11/16/20	4,148,000	4,107,972
Chrysler Capital Auto Receivables Trust,
Series 2015-BA A3 1.910%, 3/16/20 (b)§	4,116,000	4,103,078
CIT Equipment Collateral,
Series 2013-VT1 A3 1.130%, 7/20/20§	1,184,530	1,185,055
CNH Equipment Trust,
Series 2013-A A3 0.690%, 6/15/18	21,644	21,634
Series 2014-B A4 1.610%, 5/17/21	3,386,769	3,364,288
CPS Auto Receivables Trust,
Series 2013-B A 1.820%, 9/15/20§	1,429,368	1,428,336
Series 2014-B A 1.110%, 11/15/18§	1,291,351	1,281,328
Dell Equipment Finance Trust,
Series 2015-1 A3 1.300%, 3/23/20 (b)§	1,713,000	1,709,942
Discover Card Execution Note Trust,
Series 2014-A1 A1 0.761%, 7/15/21 (l)	2,095,000	2,091,830
Series 2015-A1 A1 0.681%, 8/17/20 (l)	5,326,000	5,307,808

Series 2015-A2 A 1.900%, 10/17/22	$5,346,000	$5,260,934
Drive Auto Receivables Trust,
Series 2015-AA A2 1.010%, 11/15/17§	1,022,989	1,022,838
Enterprise Fleet Financing LLC,
Series 2014-1 A2 0.870%, 9/20/19 (b)§	464,628	463,687
Exeter Automobile Receivables Trust,
Series 2014-1A A 1.290%, 5/15/18§	166,286	166,332
Series 2014-2A A 1.060%, 8/15/18§	414,303	414,221
First National Master Note Trust,
Series 2013-2 A 0.861%, 10/15/19 (l)	1,979,000	1,979,468
Series 2015-1 A 1.101%, 9/15/20 (l)	3,200,000	3,206,528
Ford Credit Auto Owner Trust,
Series 2013-A D 1.860%, 8/15/19	3,803,000	3,810,120
Ford Credit Floorplan Master Owner Trust,
Series 2014-1 A1 1.200%, 2/15/19	2,522,000	2,515,392
Series 2015-2 A2 0.901%, 1/15/22 (l)	3,123,000	3,102,165
GE Dealer Floorplan Master Note Trust,
Series 2015-1 A 0.902%, 1/20/20 (l)	4,974,000	4,939,270
GM Financial Automobile Leasing Trust,
Series 2015-1 A2 1.100%, 12/20/17	4,827,214	4,819,786
GMF Floorplan Owner Revolving Trust,
Series 2015-1 A1 1.650%, 5/15/20§	2,831,960	2,795,580
Harley-Davidson Motorcycle Trust,
Series 2014-1 A3 1.100%, 9/15/19	7,220,000	7,210,530
Series 2015-1 A3 1.410%, 6/15/20	2,621,000	2,606,200
Hertz Fleet Lease Funding LP,
Series 2013-3 A 0.843%, 12/10/27 (l)§	2,764,955	2,767,178
Series 2014-1 A 0.693%, 4/10/28 (l)§	4,327,045	4,329,022
Hyundai Auto Lease Securitization Trust,
Series 2015-A A2 1.000%, 10/16/17§	3,672,402	3,669,101
Series 2015-B A3 1.400%, 11/15/18§	2,648,000	2,642,754
Mercedes Benz Auto Lease Trust,
Series 2015-B A3 1.340%, 7/16/18	3,121,000	3,105,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Navistar Financial Dealer Note Master Owner Trust,
Series 2014-1 A 1.172%, 10/25/19 (l)§	$3,627,000	$3,615,859
Porsche Innovative Lease Owner Trust,
Series 2015-1 A4 1.430%, 5/21/21 (b)§	5,823,000	5,791,995
Santander Drive Auto Receivables Trust,
Series 2015-4 A2A 1.200%, 12/17/18	2,896,000	2,888,166
Synchrony Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22	5,784,000	5,802,946
TCF Auto Receivables Owner Trust,
Series 2015-1A A2 1.020%, 8/15/18 (b)§	3,461,168	3,457,543
Volkswagen Credit Auto Master Trust,
Series 2014-1A A1 0.752%, 7/22/19 (l)§	1,700,000	1,679,079
Series 2014-1A A2 1.400%, 7/22/19 (b)§	2,430,000	2,395,052
Volvo Financial Equipment LLC,
Series 2015-1A A3 1.510%, 6/17/19§	4,982,000	4,983,022
World Financial Network Credit Card Master Trust,
Series 2015-A A 0.811%, 2/15/22 (l)	3,297,000	3,284,227

		144,041,770

Non-Agency CMO (4.2%)
Banc of America Commercial Mortgage, Inc.,
Series 2007-4 A1A 5.774%, 2/10/51 (l)	4,319,785	4,500,330
Carefree Portfolio Trust,
Series 2014-CARE A 1.651%, 11/15/19 (l)§	2,329,000	2,316,345
Citigroup Commercial Mortgage Trust,
Series 2006-C4 A1A 5.811%, 3/15/49 (l)	3,474	3,493
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	842,473	853,905
COMM Mortgage Trust,
Series 2006-C8 A1A 5.292%, 12/10/46	5,153,180	5,253,102
Series 2012-9W57 A 2.365%, 2/10/29§	2,140,632	2,153,879
Series 2014-SAVA A 1.481%, 6/15/34 (l)§	1,594,963	1,584,269
Commercial Mortgage Trust,
Series 2007-GG9 A4 5.444%, 3/10/39	1,290,425	1,320,820

DB-UBS Mortgage Trust,
Series 2011-LC1A A1 3.742%, 11/10/46§	$939,726	$942,328
Series 2011-LC2A A2 3.386%, 7/10/44§	3,335,266	3,350,072
Federal National Mortgage Association Connecticut Avenue Securities,
Series 2014-C04 2M1 2.522%, 11/25/24 (l)	2,611,183	2,620,214
Series 2015-C01 1M1 1.922%, 2/25/25 (l)	1,414,302	1,413,512
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN2 M1 1.272%, 4/25/24 (l)	2,171,417	2,167,266
Series 2014-HQ1 M1 2.072%, 8/25/24 (l)	3,012,577	3,017,148
Series 2014-HQ2 M1 1.872%, 9/25/24 (l)	2,065,153	2,068,668
Series 2014-HQ3 M1 2.072%, 10/25/24 (l)	2,298,005	2,301,011
Series 2015-DNA3 M1 1.772%, 4/25/28 (l)	2,995,003	2,996,712
Series 2015-HQA2 M1 1.572%, 5/25/28 (l)	870,501	869,911
GS Mortgage Securities Corp. II,
Series 2007-GG10 A4 5.794%, 8/10/45 (l)	2,568,925	2,655,191
Series 2013-GC14 A1 1.217%, 8/10/46	2,276,666	2,262,691
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-LN2 A1A 4.838%, 7/15/41 (b)(l)§	659,016	661,403
Series 2007-CB18 A4 5.440%, 6/12/47	1,350,933	1,383,081
Series 2010-C1 A1 3.853%, 6/15/43§	100,826	100,982
Series 2012-C6 A2 2.206%, 5/15/45	3,773,788	3,788,238
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-C2 A1A 5.739%, 8/12/43 (l)	10,883	11,009
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A1A 5.166%, 12/12/49	13,727	14,005
Series 2006-4 A3 5.172%, 12/12/49	498,969	508,489
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8 A1 0.777%, 12/15/48	85,144	84,229
Morgan Stanley Capital I Trust,
Series 2015-XLF2 AFSA 2.201%, 8/15/26 (b)(l)§	1,530,750	1,521,988
Series 2015-XLF2 SNMA 2.281%, 11/15/26 (b)(l)§	1,530,749	1,520,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.794%, 8/12/45 (l)§	$783,771	$808,098
PFP III Ltd.,
Series 2014-1 A 1.515%, 6/14/31 (l)§	866,323	861,716
Resource Capital Corp. Ltd.,
Series 2014-CRE2 A 1.401%, 4/15/32 (l)§	1,516,051	1,509,503
Starwood Retail Property Trust,
Series 2014-STAR A 1.551%, 11/15/27 (b)(l)§	2,841,906	2,809,562
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26 A1A 6.009%, 6/15/45 (l)	1,661,770	1,676,561
WaMu Commercial Mortgage Securities Trust,
Series 2007-SL3 A1A 5.449%, 3/23/45 (l)§	729,985	737,359
Wells Fargo Credit Risk Transfer Securities Trust,
Series 2015-WF1 1M1 2.947%, 11/25/25 (b)(l)§	1,247,532	1,247,742
Series 2015-WF1 2M1 3.047%, 11/25/25 (b)(l)§	1,424,998	1,425,307
WF-RBS Commercial Mortgage Trust,
Series 2012-C9 A1 0.673%, 11/15/45	48,116	47,637
Series 2014-C24 A2 2.863%, 11/15/47	3,800,000	3,850,021

		69,218,673

Total Asset-Backed and Mortgage-Backed Securities		213,260,443

Corporate Bonds (7.2%)
Consumer Discretionary (0.3%)
Hotels, Restaurants & Leisure (0.0%)
McDonald’s Corp.
5.350%, 3/1/18	127,000	135,852

Media (0.3%)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2.400%, 3/15/17	695,000	700,980
NBCUniversal Enterprise, Inc.
0.858%, 4/15/16 (l)§	2,829,000	2,830,565
1.006%, 4/15/18 (l)§	306,000	305,906
Thomson Reuters Corp.
6.500%, 7/15/18	122,000	134,462
Walt Disney Co.
1.350%, 8/16/16	515,000	516,744

		4,488,657

Multiline Retail (0.0%)
Nordstrom, Inc.
6.250%, 1/15/18	123,000	133,336

Specialty Retail (0.0%)
Home Depot, Inc.
5.400%, 3/1/16	$496,000	$499,488
Lowe’s Cos., Inc.
5.400%, 10/15/16	105,000	108,744

		608,232

Total Consumer Discretionary		5,366,077

Consumer Staples (0.1%)
Beverages (0.0%)
Diageo Capital plc
5.750%, 10/23/17	92,000	98,673
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	345,000	345,174

		443,847

Food & Staples Retailing (0.0%)
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	96,763
CVS Health Corp.
6.125%, 8/15/16	89,000	91,785
5.750%, 6/1/17	57,000	60,371

		248,919

Food Products (0.1%)
Campbell Soup Co.
3.050%, 7/15/17	31,000	31,622
General Mills, Inc.
5.700%, 2/15/17	925,000	968,796
Kellogg Co.
4.450%, 5/30/16	230,000	233,136
Mondelez International, Inc.
4.125%, 2/9/16	176,000	176,481

		1,410,035

Total Consumer Staples		2,102,801

Energy (0.6%)
Energy Equipment & Services (0.5%)
Schlumberger Holdings Corp.
1.900%, 12/21/17 (b)§	8,210,000	8,176,410

Oil, Gas & Consumable Fuels (0.1%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	254,000	260,164
Canadian Natural Resources Ltd.
5.700%, 5/15/17	304,000	310,932
Energy Transfer Partners LP
9.700%, 3/15/19	69,000	76,945
EOG Resources, Inc.
6.875%, 10/1/18	31,000	34,513
Marathon Oil Corp.
5.900%, 3/15/18	71,000	71,742
Marathon Petroleum Corp.
3.500%, 3/1/16	100,000	100,280
Nexen Energy ULC
6.200%, 7/30/19	25,000	27,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Occidental Petroleum Corp.
4.125%, 6/1/16	$77,000	$78,069
1.750%, 2/15/17	495,000	494,900
Petrobras Global Finance B.V.
3.875%, 1/27/16	95,000	94,829
5.875%, 3/1/18	92,000	81,584
7.875%, 3/15/19	92,000	81,273
Total Capital S.A.
2.300%, 3/15/16	330,000	330,901

		2,043,632

Total Energy		10,220,042

Financials (4.4%)
Banks (3.3%)
Bank of America Corp.
6.500%, 8/1/16	215,000	221,300
5.625%, 10/14/16	399,000	411,937
5.420%, 3/15/17	1,000,000	1,041,333
Bank of Montreal
2.500%, 1/11/17	530,000	537,444
Barclays Bank plc
5.000%, 9/22/16	1,207,000	1,241,096
BB&T Corp.
3.950%, 4/29/16	46,000	46,449
BNP Paribas S.A.
3.600%, 2/23/16	465,000	466,293
Branch Banking & Trust Co.
0.844%, 12/1/16 (l)	3,605,000	3,602,199
Capital One Bank USA N.A.
1.150%, 11/21/16	2,255,000	2,251,086
Citigroup, Inc.
1.082%, 11/24/17 (l)	4,105,000	4,092,813
Fifth Third Bancorp
3.625%, 1/25/16	475,000	475,953
JPMorgan Chase & Co.
2.600%, 1/15/16	750,000	750,312
3.150%, 7/5/16	1,065,000	1,075,980
0.882%, 2/15/17 (l)	3,155,000	3,153,570
KeyBank N.A./Ohio
0.883%, 11/25/16 (l)	3,360,000	3,357,768
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	154,000	160,725
Mizuho Bank Ltd.
0.747%, 4/16/17 (l)§	6,315,000	6,292,865
1.053%, 9/25/17 (l)§	8,670,000	8,618,012
National Australia Bank Ltd./New York
2.750%, 3/9/17	520,000	528,172
Oesterreichische Kontrollbank AG
5.000%, 4/25/17	2,854,000	2,997,104
PNC Bank N.A.
1.125%, 1/27/17	3,665,000	3,662,452
PNC Funding Corp.
5.625%, 2/1/17	510,000	530,268
SunTrust Banks, Inc./Georgia
0.802%, 2/15/17 (l)	3,670,000	3,654,767
7.250%, 3/15/18	154,000	170,325
Toronto-Dominion Bank
2.500%, 7/14/16	525,000	529,501

U.S. Bancorp
0.852%, 11/15/18 (l)	$3,195,000	$3,184,652
Wells Fargo & Co.
3.676%, 6/15/16 (e)	711,000	719,729

		53,774,105

Capital Markets (0.5%)
Credit Suisse USA, Inc.
5.375%, 3/2/16	85,000	85,593
Deutsche Bank AG/London
3.250%, 1/11/16	145,000	145,040
Goldman Sachs Group, Inc.
3.625%, 2/7/16	1,860,000	1,865,371
5.625%, 1/15/17	750,000	779,469
Morgan Stanley
5.450%, 1/9/17	539,000	559,530
5.950%, 12/28/17	184,000	198,001
1.875%, 1/5/18	4,112,000	4,108,143
Nomura Holdings, Inc.
4.125%, 1/19/16	900,000	900,905

		8,642,052

Consumer Finance (0.5%)
American Express Co.
5.500%, 9/12/16	706,000	727,280
Capital One Financial Corp.
6.150%, 9/1/16	31,000	31,950
Ford Motor Credit Co. LLC
1.461%, 3/27/17	3,330,000	3,300,501
HSBC Finance Corp.
5.500%, 1/19/16	195,000	195,320
Hyundai Capital America
1.450%, 2/6/17§	3,670,000	3,645,356
Toyota Motor Credit Corp.
2.800%, 1/11/16	230,000	230,069

		8,130,476

Diversified Financial Services (0.0%)
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	106,000	109,643
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	90,000	90,306
5.450%, 2/1/18	31,000	33,326

		233,275

Insurance (0.0%)
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	307,000	317,395
Reinsurance Group of America, Inc.
6.450%, 11/15/19	31,000	34,842

		352,237

Real Estate Investment Trusts (REITs) (0.1%)
American Tower Corp.
4.500%, 1/15/18	95,000	99,070
AvalonBay Communities, Inc.
5.700%, 3/15/17	61,000	63,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Duke Realty LP
5.950%, 2/15/17	$3,000	$3,130
ERP Operating LP
5.125%, 3/15/16	384,000	387,194
HCP, Inc.
3.750%, 2/1/16	95,000	95,171
6.000%, 1/30/17	100,000	104,160
Welltower, Inc.
6.200%, 6/1/16	135,000	137,565

		890,144

Total Financials		72,022,289

Health Care (0.7%)
Biotechnology (0.7%)
Amgen, Inc.
2.500%, 11/15/16	2,286,000	2,315,471
1.250%, 5/22/17	6,350,000	6,338,374
Gilead Sciences, Inc.
3.050%, 12/1/16	1,882,000	1,915,950

		10,569,795

Health Care Equipment & Supplies (0.0%)
St. Jude Medical, Inc.
2.500%, 1/15/16	355,000	355,100

Health Care Providers & Services (0.0%)
Medco Health Solutions, Inc.
7.125%, 3/15/18	31,000	34,128

Life Sciences Tools & Services (0.0%)
Thermo Fisher Scientific, Inc.
2.250%, 8/15/16	640,000	643,078

Total Health Care		11,602,101

Industrials (0.2%)
Aerospace & Defense (0.1%)
Goodrich Corp.
4.875%, 3/1/20	31,000	33,332
L-3 Communications Corp.
3.950%, 11/15/16	840,000	853,868

		887,200

Airlines (0.0%)
Continental Airlines, Inc.
9.000%, 7/8/16	52,579	54,057
Delta Air Lines, Inc.
Series 2009-1 A 7.750%, 12/17/19	43,418	48,737

		102,794

Commercial Services & Supplies (0.0%)
Pitney Bowes, Inc.
5.750%, 9/15/17	11,000	11,644

Industrial Conglomerates (0.1%)
Hutchison Whampoa International Ltd.
1.625%, 10/31/17§	1,270,000	1,261,116

Road & Rail (0.0%)
Norfolk Southern Corp.
7.700%, 5/15/17	61,000	65,886
5.750%, 4/1/18	154,000	166,192

Ryder System, Inc.
3.600%, 3/1/16	$61,000	$61,240

		293,318

Total Industrials		2,556,072

Information Technology (0.1%)
Communications Equipment (0.0%)
Cisco Systems, Inc.
5.500%, 2/22/16	301,000	302,955

IT Services (0.0%)
Western Union Co.
5.930%, 10/1/16	310,000	319,858

Semiconductors & Semiconductor Equipment (0.0%)
Texas Instruments, Inc.
2.375%, 5/16/16	485,000	487,975

Software (0.1%)
Microsoft Corp.
2.500%, 2/8/16	285,000	285,441
Oracle Corp.
5.250%, 1/15/16	343,000	343,436

		628,877

Total Information Technology		1,739,665

Materials (0.4%)
Chemicals (0.4%)
Cabot Corp.
5.000%, 10/1/16	61,000	62,433
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	111,000	115,285
Ecolab, Inc.
3.000%, 12/8/16	2,894,000	2,935,742
Monsanto Co.
0.544%, 11/7/16 (l)	3,195,000	3,181,149
5.125%, 4/15/18	31,000	33,056

		6,327,665

Construction Materials (0.0%)
CRH America, Inc.
8.125%, 7/15/18	31,000	35,234

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	31,000	33,354

Metals & Mining (0.0%)
BHP Billiton Finance USA Ltd.
5.400%, 3/29/17	61,000	63,464
Rio Tinto Finance USA Ltd.
6.500%, 7/15/18	92,000	99,498

		162,962

Total Materials		6,559,215

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
British Telecommunications plc
1.250%, 2/14/17	3,680,000	3,659,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Wireless Telecommunication Services (0.0%)
Vodafone Group plc
5.625%, 2/27/17	$184,000	$192,093

Total Telecommunication Services		3,851,253

Utilities (0.1%)
Electric Utilities (0.1%)
Duke Energy Florida LLC
4.550%, 4/1/20	15,000	16,226
PacifiCorp
5.650%, 7/15/18	154,000	167,406
Progress Energy, Inc.
5.625%, 1/15/16	240,000	240,283
Virginia Electric & Power Co.
5.400%, 1/15/16	225,000	225,282

		649,197

Gas Utilities (0.0%)
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	154,000	156,071

Independent Power and Renewable Electricity Producers (0.0%)
Talen Energy Supply LLC
6.200%, 5/15/16	220,000	219,175

Multi-Utilities (0.0%)
DTE Energy Co.
6.350%, 6/1/16	92,000	93,942
Sempra Energy
6.500%, 6/1/16	181,000	184,719
TECO Finance, Inc.
4.000%, 3/15/16	26,000	26,136

		304,797

Total Utilities		1,329,240

Total Corporate Bonds		117,348,755

Government Securities (48.8%)
Agency CMO (8.6%)
Federal Home Loan Mortgage Corp.
2.000%, 11/15/24	16,324,883	16,356,800
0.631%, 8/15/25 (l)	71,281	71,601
1.750%, 1/15/27	9,946,127	9,804,045
3.000%, 12/15/29	16,032,868	16,514,536
0.731%, 7/15/34 (l)	213,166	213,869
5.000%, 12/15/34	13,336,535	13,985,920
5.500%, 10/15/35	10,695,461	11,095,627
0.821%, 7/15/37 (l)	3,779,659	3,812,147
0.543%, 1/15/39 (l)	3,021,221	2,987,629
3.000%, 7/15/39	15,723,379	15,880,826
0.831%, 2/15/41 (l)	161,583	162,794
0.781%, 9/15/41 (l)	308,302	309,354
0.801%, 7/15/42 (l)	3,334,547	3,349,172
0.781%, 12/15/43 (l)	3,481,338	3,487,561
Federal National Mortgage Association
0.872%, 6/25/36 (l)	212,284	213,652
0.397%, 10/27/37 (l)	1,363,056	1,349,463
1.102%, 12/25/37 (l)	264,954	268,803
1.002%, 6/25/41 (l)	629,977	636,487

0.972%, 9/25/41 (l)	$976,802	$984,897
0.872%, 6/25/42 (l)	197,175	197,244
3.000%, 10/25/43	11,282,542	11,511,956
0.822%, 12/25/43 (l)	2,512,047	2,518,586
3.000%, 2/25/44	5,434,193	5,540,600
0.513%, 8/25/44 (l)	10,612,566	10,504,169
National Credit Union Administration Guaranteed Notes
Series 2010-R3 1A 0.829%, 12/8/20 (l)	7,369,595	7,403,276
Series 2010-R3 2A 0.829%, 12/8/20 (l)	791,841	795,368
Series 2011-R4 1A 0.656%, 3/6/20 (l)	633,487	633,933

		140,590,315

Foreign Governments (0.3%)
Federative Republic of Brazil
6.000%, 1/17/17	2,355,000	2,419,763
8.000%, 1/15/18 (b)	106,667	109,600
5.875%, 1/15/19	305,000	311,100
Province of Nova Scotia
5.125%, 1/26/17	92,000	95,750
Province of Ontario
4.950%, 11/28/16	184,000	190,650
Republic of Italy
5.250%, 9/20/16	399,000	410,074
Republic of Korea
7.125%, 4/16/19	154,000	179,042
Republic of Panama
5.200%, 1/30/20	462,000	501,270
Republic of South Africa
5.875%, 5/30/22	215,000	224,137
State of Israel
5.125%, 3/26/19	138,000	152,076
Svensk Exportkredit AB
5.125%, 3/1/17	92,000	96,218
United Mexican States
5.625%, 1/15/17	338,000	351,942
5.950%, 3/19/19	307,000	340,770

		5,382,392

Municipal Bonds (0.2%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	18,000	20,569
Board of Regents of the University of Texas System, Revenue Bonds, Series 2010C 4.794%, 8/15/46	55,000	62,711
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	61,000	74,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	$31,000	$35,337
City & County of San Francisco Public Utilities Commission, Revenue Bonds, Series 2010E 6.000%, 11/1/40	123,000	149,722
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.845%, 1/1/38	38,000	42,404
6.395%, 1/1/40	21,000	26,442
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	11,000	14,333
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	38,000	47,473
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	92,000	112,283
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	46,000	55,723
Commonwealth of Massachusetts, General Obligation Bonds, Series 2009E 5.456%, 12/1/39	77,000	93,027
County of Clark Airport System, Revenue Bonds, Series 2009B 6.881%, 7/1/42	61,000	68,266
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	31,000	41,992
6.750%, 8/1/49	61,000	86,264
County of Los Angeles Unified School District, General Obligation Bonds, Series 2009-KRY 5.755%, 7/1/29	31,000	36,938
5.750%, 7/1/34	77,000	92,694
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	46,000	58,877

County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	$31,000	$40,410
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	38,000	45,604
7.055%, 4/1/57	61,000	68,244
Massachusetts Water Pollution Abatement Trust, Revenue Bonds, Series 2010-15B 5.192%, 8/1/40	45,000	52,745
Metropolitan Transportation Authority, Revenue Bonds, Series 2010A 6.668%, 11/15/39	23,000	30,052
Metropolitan Transportation Authority, Revenue Bonds, Series 2010B-1 6.548%, 11/15/31	31,000	38,143
6.648%, 11/15/39	31,000	40,326
Metropolitan Washington Airports Authority, Revenue Bonds, Series 2009D 7.462%, 10/1/46	89,000	119,757
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2010B 6.561%, 12/15/40	31,000	32,911
North Texas Tollway Authority System, Revenue Bonds, Series 2009B 6.718%, 1/1/49	88,000	121,232
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	61,000	68,482
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B 5.511%, 12/1/45	69,000	79,875
5.561%, 12/1/49	92,000	105,874
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	31,000	38,080
6.918%, 4/1/40	31,000	40,919
7.043%, 4/1/50	61,000	84,081
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Series 2009-F2 6.263%, 4/1/49	92,000	123,988

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

State of California, Various Purposes, General Obligation Bonds, Series 2009 7.350%, 11/1/39	$61,000	$86,403
State of Georgia, General Obligation Bonds, Series 2009H 4.503%, 11/1/25	31,000	34,401
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010D 5.500%, 3/15/30	31,000	36,473
5.600%, 3/15/40	31,000	37,423
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E 5.770%, 3/15/39	18,000	21,680
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010D 5.481%, 8/1/39	61,000	74,045
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010F 5.090%, 8/1/33	31,000	35,514
5.140%, 8/1/40	31,000	36,447

		2,612,585

Supranational (0.2%)
Asian Development Bank
5.500%, 6/27/16	307,000	313,822
Corp. Andina de Fomento
5.750%, 1/12/17	154,000	159,852
8.125%, 6/4/19	46,000	54,625
European Investment Bank
4.875%, 1/17/17	1,379,000	1,433,654
5.125%, 5/30/17	399,000	421,269
Inter-American Development Bank
5.125%, 9/13/16	107,000	110,112
3.875%, 2/14/20	307,000	331,822
International Bank for Reconstruction & Development
5.000%, 4/1/16	959,000	968,992

		3,794,148

U.S. Government Agencies (4.4%)
Federal Home Loan Bank
4.750%, 12/16/16	154,000	159,514
4.875%, 5/17/17	461,000	485,312
5.000%, 11/17/17	5,859,000	6,276,235
5.500%, 7/15/36	92,000	119,758
Federal Home Loan Mortgage Corp.
5.500%, 7/18/16	307,000	314,998

1.250%, 5/25/18	$16,798,000	$16,778,090
1.580%, 2/27/19	16,785,000	16,792,414
Federal National Mortgage Association
0.500%, 3/30/16	12,230,000	12,231,798
2.375%, 4/11/16	14,705,000	14,774,341
5.000%, 2/13/17	307,000	320,769
1.000%, 9/20/17	4,587,000	4,575,619

		72,828,848

U.S. Treasuries (35.1%)
U.S. Treasury Notes
0.250%, 2/29/16	124,472,000	124,476,867
2.375%, 3/31/16	250,000,000	251,204,825
0.375%, 5/31/16	100,000,000	99,966,310
1.750%, 5/31/16	100,000,000	100,522,460

		576,170,462

Total Government Securities		801,378,750

Total Long-Term Debt Securities (69.0%) (Cost $1,135,792,789)		1,131,987,948

SHORT-TERM INVESTMENTS:
Government Securities (28.8%)
Federal Home Loan Bank
0.14%, 2/9/16 (o)(p)	35,000,000	34,994,403
0.14%, 2/19/16 (o)(p)	35,000,000	34,992,983
0.14%, 2/24/16 (o)(p)	34,000,000	33,992,493
0.17%, 3/9/16 (o)(p)	32,622,000	32,611,453
0.17%, 3/11/16 (o)(p)	37,000,000	36,987,361
0.27%, 4/13/16 (o)(p)	65,000,000	64,949,976
Federal Home Loan Mortgage Corp.
0.16%, 1/6/16 (o)(p)	34,000,000	33,999,119
U.S. Treasury Bills
0.43%, 6/2/16 (p)	200,000,000	199,631,340

Total Government Securities		472,159,128

	Number of Shares	Value (Note 1)
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	29,772,262	29,772,262

Total Short-Term Investments (30.6%) (Cost $501,930,548)		501,931,390

Total Investments (99.6%) (Cost $1,637,723,337)		1,633,919,338
Other Assets Less Liabilities (0.4%)		6,650,331

Net Assets (100%)		$1,640,569,669

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $110,713,220 or 6.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $40,455,617 or 2.5% of net assets.
(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.

Glossary:

CMO	— Collateralized Mortgage Obligation

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	868	March-16	$188,818,367	$188,559,438	$(258,929)

Sales
10 Year U.S. Treasury Notes	46	March-16	$5,804,659	$5,791,688	$12,971
5 Year U.S. Treasury Notes	178	March-16	21,112,206	21,061,016	51,190

					$64,161

					$(194,768)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$144,041,770	$—	$144,041,770
Non-Agency CMO	—	69,218,673	—	69,218,673
Corporate Bonds
Consumer Discretionary	—	5,366,077	—	5,366,077
Consumer Staples	—	2,102,801	—	2,102,801
Energy	—	10,220,042	—	10,220,042
Financials	—	72,022,289	—	72,022,289
Health Care	—	11,602,101	—	11,602,101
Industrials	—	2,556,072	—	2,556,072
Information Technology	—	1,739,665	—	1,739,665
Materials	—	6,559,215	—	6,559,215
Telecommunication Services	—	3,851,253	—	3,851,253
Utilities	—	1,329,240	—	1,329,240
Futures	64,161	—	—	64,161
Government Securities
Agency CMO	—	140,590,315	—	140,590,315
Foreign Governments	—	5,382,392	—	5,382,392
Municipal Bonds	—	2,612,585	—	2,612,585
Supranational	—	3,794,148	—	3,794,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
U.S. Government Agencies	$—	$72,828,848	$—	$72,828,848
U.S. Treasuries	—	576,170,462	—	576,170,462
Short-Term Investments	29,772,262	472,159,128	—	501,931,390

Total Assets	$29,836,423	$1,604,147,076	$—	$1,633,983,499

Liabilities:
Futures	$(258,929)	$—	$—	$(258,929)

Total Liabilities	$(258,929)	$—	$—	$(258,929)

Total	$29,577,494	$1,604,147,076	$—	$1,633,724,570

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$64,161	*

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(258,929	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(127,412)	$—	$(127,412)
Foreign exchange contracts	—	309,835	309,835

Total	$(127,412)	$309,835	$182,423

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(167,772)	$—	$(167,772)
Foreign exchange contracts	—	(97,986)	(97,986)

Total	$(167,772)	$(97,986)	$(265,758)

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,252,000 for eight months during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $153,819,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$321,528,103
Long-term U.S. government debt securities	307,902,285

$629,430,388

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$549,232,251
Long-term U.S. government debt securities	781,408,793

$1,330,641,044

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$505,133
Aggregate gross unrealized depreciation	(4,328,585)

Net unrealized depreciation	$(3,823,452)

Federal income tax cost of investments	$1,637,742,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,637,723,337)	$1,633,919,338
Cash	3,784,001
Cash held as collateral at broker	413,637
Dividends, interest and other receivables	3,415,151
Due from broker for futures variation margin	2,001
Other assets	4,599

Total assets	1,641,538,727

LIABILITIES
Investment management fees payable	627,122
Distribution fees payable – Class IB	141,664
Administrative fees payable	140,778
Trustees’ fees payable	1,836
Accrued expenses	57,658

Total liabilities	969,058

NET ASSETS	$1,640,569,669

Net assets were comprised of:
Paid in capital	$1,649,357,865
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(4,789,429)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(3,998,767)

Net assets	$1,640,569,669

Class IB
Net asset value, offering and redemption price per share, $662,903,097 / 67,342,230 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class K
Net asset value, offering and redemption price per share, $977,666,572 / 98,801,385 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$8,729,052
Dividends	26,593

Total income	8,755,645

EXPENSES
Investment management fees	7,513,536
Distribution fees – Class IB	1,756,196
Administrative fees	1,684,048
Professional fees	83,010
Printing and mailing expenses	67,446
Custodian fees	38,000
Trustees’ fees	33,951
Miscellaneous	69,976

Total expenses	11,246,163

NET INVESTMENT INCOME (LOSS)	(2,490,518)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(104,642)
Futures	(127,412)
Foreign currency transactions	264,461

Net realized gain (loss)	32,407

Change in unrealized appreciation (depreciation) on:
Investments	(2,561,873)
Futures	(167,772)
Foreign currency translations	(97,982)

Net change in unrealized appreciation (depreciation)	(2,827,627)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,795,220)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,285,738)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,490,518)	$(4,428,270)
Net realized gain (loss) on investments, futures and foreign currency transactions	32,407	(1,046,469)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(2,827,627)	(867,797)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,285,738)	(6,342,536)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,955,318 and 5,764,972 shares, respectively ]	58,820,076	57,204,181
Capital shares repurchased [ (13,803,696) and (18,828,792) shares, respectively ]	(136,322,558)	(186,813,218)

Total Class IB transactions	(77,502,482)	(129,609,037)

Class K
Capital shares sold [ 14,222,910 and 25,901,663 shares, respectively ]	141,063,716	257,356,219
Capital shares sold in-kind (Note 10) [ 0 and 75,159,671 shares, respectively ]	—	747,008,112
Capital shares repurchased [ (7,683,997) and (21,124,240) shares, respectively ]	(76,204,811)	(209,849,459)

Total Class K transactions	64,858,905	794,514,872

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(12,643,577)	664,905,835

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,929,315)	658,563,299
NET ASSETS:
Beginning of year	1,658,498,984	999,935,685

End of year (a)	$1,640,569,669	$1,658,498,984

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$(97,986)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		May 20, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$9.89	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.02)	(0.01)	(0.04)

Total from investment operations	(0.05)	(0.05)	(0.06)

Net asset value, end of period	$9.84	$9.89	$9.94

Total return (b)	(0.51)%	(0.50)%	(0.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$662,903	$743,593	$877,376
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.82%	0.83	%(dd)
Before waivers (a)(f)	0.82%	0.82%	0.83	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.30)%	(0.40)%	(0.25	)%(l)(dd)
Before waivers (a)(f)	(0.30)%	(0.40)%	(0.25	)%(l)(dd)
Portfolio turnover rate (z)^	53%	78%	38%

	Year Ended December 31,		November 19, 2013** to December 31, 2013		May 20, 2013* to August 23, 2013‡
Class K	2015	2014
Net asset value, beginning of period	$9.92	$9.94	$9.95		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.02)	—	#	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.02)	— #	(0.01)		(0.07)

Total from investment operations	(0.02)	(0.02)	(0.01)		(0.04)

Net asset value, end of period	$9.90	$9.92	$9.94		$9.96

Total return (b)	(0.20)%	(0.20)%	(0.10)%		(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$ 977,667	$914,906	$122,560		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.57%	0.57%	0.63	%(dd)	0.65	%(dd)
Before waivers (a)(f)	0.57%	0.57%	0.63	%(dd)	1.30	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.04)%	(0.15)%	(0.10	)%(l)(dd)	1.33	%(l)(dd)
Before waivers (a)(f)	(0.04)%	(0.15)%	(0.10	)%(l)(dd)	0.68	%(l)(dd)
Portfolio turnover rate (z)^	53%	78%	38%		38%
*	Commencement of Operations.
**	Resumed operations.
‡	On August 23, 2013 operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(dd)	During the period, the Portfolio waived and then recouped the waived expenses.

See Notes to Financial Statements.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.91)%	9.85%	7.50%
Portfolio – Class IB Shares	(2.92)	9.80	7.34
Portfolio – Class K Shares*	(2.66)	N/A	14.75
Russell 2000® Growth Index	(1.38)	10.67	7.95
* Date of inception 8/26/2011. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.92) % for the year ended December 31, 2015. The Portfolio’s benchmark, Russell 2000® Growth Index, returned (1.38)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection was strong in the Consumer Discretionary and Health Care sectors relative to the benchmark. Within these sectors, Ulta Salon Cosmetics & Fragrance, Inc. was a strong individual contributor in Consumer Discretionary and Pharmacyclics, Inc. was notable in Health Care.

•	Overweighting the Financials and Utilities sectors proved beneficial to performance for the year.

What hurt performance during the year:

•	A relative underweight to the Health Care sector was the largest detractor from performance for the year.

•	Stock selection in the Financials, Utilities and Information Technology sectors detracted from relative performance.

•	Overweighting the Energy and Industrials sectors was also detrimental to relative performance.

•

Genesee & Wyoming, Inc. owns and operates short line railroads in the U.S., Australia and Europe. The stock weakened in response to monthly carloads and earnings being weaker than expected, a result of the sluggish industrial economy.

Portfolio Positioning and Outlook—AllianceBernstein L.P.

Reflecting our bottom-up investment process, we have found what we believe are good investment opportunities across most sectors, with a greater emphasis on companies that are less dependent on the short-term macro outlook.

While changes in the broader sector weights during the year have been modest, at year end there were some notable over- and underweights in the underlying sub-sectors. The biggest underweight was in biotechnology, given reduced risk appetite and what appear to be still-elevated valuations relative to history. Conversely, health care services and devices were notable overweights, driven by strong fundamentals and favorable earnings revisions. Technology, specifically software, remained overweight at the end of the year as enterprise continues to seek cost savings opportunities and tools that can enhance their business. Within Financials, an overweight position in banks was the highest it has been in quite some time, supported by what we believe is a more favorable rate backdrop and improved environment for loan growth. At the other end of the spectrum, consumer-facing subsectors remained notably underweight as we believe heightened competitive pressures challenge many retailers. Industrials also remained underweight, as we believe many of these companies are exposed to sluggish international demand and weak commodity prices.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	21.0%
Health Care	18.0
Consumer Discretionary	17.1
Financials	17.1
Industrials	16.3
Materials	3.1
Energy	2.2
Consumer Staples	2.0
Utilities	1.8
Investment Company	0.9
Telecommunication Services	0.4
Cash and Other	0.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$911.04	$4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class IB
Actual	1,000.00	911.35	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.81
Class K
Actual	1,000.00	912.58	3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.54

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.1%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$892,074
Cooper Tire & Rubber Co.	31,400	1,188,490
Cooper-Standard Holding, Inc.*	8,700	675,033
Dana Holding Corp.	81,100	1,119,180
Dorman Products, Inc.*	19,000	901,930
Drew Industries, Inc.	13,600	828,104
Federal-Mogul Holdings Corp.*	3,600	24,660
Gentherm, Inc.*	19,800	938,520
Horizon Global Corp.*	11,800	122,366
Modine Manufacturing Co.*	30,000	271,500
Motorcar Parts of America, Inc.*	9,600	324,576
Standard Motor Products, Inc.	10,800	410,940
Tenneco, Inc.*	35,000	1,606,850
Tower International, Inc.	13,100	374,267

		9,678,490

Automobiles (0.0%)
Winnebago Industries, Inc.	16,200	322,380

Distributors (0.2%)
Core-Mark Holding Co., Inc.	13,800	1,130,772
Pool Corp.	23,900	1,930,642
VOXX International Corp.*	6,900	36,294
Weyco Group, Inc.	4,500	120,420

		3,218,128

Diversified Consumer Services (2.2%)
2U, Inc.*	13,100	366,538
American Public Education, Inc.*	9,450	175,864
Apollo Education Group, Inc.*	51,700	396,539
Ascent Capital Group, Inc., Class A*	8,900	148,808
Bright Horizons Family Solutions, Inc.*	258,975	17,299,530
Capella Education Co.	6,550	302,741
Chegg, Inc.*	38,600	259,778
DeVry Education Group, Inc.	34,900	883,319
Grand Canyon Education, Inc.*	373,817	14,997,538
Houghton Mifflin Harcourt Co.*	69,300	1,509,354
K12, Inc.*	19,900	175,120
LifeLock, Inc.*	43,900	629,965
Regis Corp.*	26,110	369,457
Sotheby’s, Inc.	38,700	996,912
Strayer Education, Inc.*	5,800	348,696
Universal Technical Institute, Inc.	3,500	16,310
Weight Watchers International, Inc.*	14,600	332,880

		39,209,349

Hotels, Restaurants & Leisure (4.7%)
Belmond Ltd., Class A*	71,400	678,300
Biglari Holdings, Inc.*	870	283,463
BJ’s Restaurants, Inc.*	11,800	512,946
Bloomin’ Brands, Inc.	68,000	1,148,520
Bob Evans Farms, Inc.	13,000	505,050

Boyd Gaming Corp.*	39,200	$778,904
Buffalo Wild Wings, Inc.*	67,638	10,798,407
Caesars Acquisition Co., Class A*	23,900	162,759
Caesars Entertainment Corp.*	11,740	92,629
Carrols Restaurant Group, Inc.*	7,000	82,180
Cheesecake Factory, Inc.	26,700	1,231,137
Churchill Downs, Inc.	7,300	1,032,877
Chuy’s Holdings, Inc.*	8,700	272,658
ClubCorp Holdings, Inc.	24,100	440,307
Cracker Barrel Old Country Store, Inc.	12,100	1,534,643
Dave & Buster’s Entertainment, Inc.*	275,317	11,491,732
Del Frisco’s Restaurant Group, Inc.*	15,000	240,300
Denny’s Corp.*	52,112	512,261
Diamond Resorts International, Inc.*	22,500	573,975
DineEquity, Inc.	11,300	956,771
Fiesta Restaurant Group, Inc.*	14,300	480,480
Habit Restaurants, Inc., Class A*	282,807	6,521,529
International Speedway Corp., Class A	21,100	711,492
Interval Leisure Group, Inc.	26,500	413,665
J Alexander’s Holdings, Inc.*	6,582	71,875
Jack in the Box, Inc.	20,500	1,572,555
Krispy Kreme Doughnuts, Inc.*	38,500	580,195
La Quinta Holdings, Inc.*	51,300	698,193
Marcus Corp.	7,400	140,378
Marriott Vacations Worldwide Corp.	16,300	928,285
Monarch Casino & Resort, Inc.*	13,200	299,904
Morgans Hotel Group Co.*	10,800	36,396
Norwegian Cruise Line Holdings Ltd.*	237,267	13,903,846
Papa John’s International, Inc.	18,266	1,020,521
Penn National Gaming, Inc.*	49,900	799,398
Pinnacle Entertainment, Inc.*	39,600	1,232,352
Popeyes Louisiana Kitchen, Inc.*	12,700	742,950
Red Robin Gourmet Burgers, Inc.*	9,600	592,704
Ruby Tuesday, Inc.*	2,900	15,979
Ruth’s Hospitality Group, Inc.	13,500	214,920
Scientific Games Corp., Class A*	10,500	94,185
SeaWorld Entertainment, Inc.	37,500	738,375
Sonic Corp.	27,700	894,987
Speedway Motorsports, Inc.	5,000	103,600
Texas Roadhouse, Inc.	45,100	1,613,227
Vail Resorts, Inc.	19,800	2,534,202
Wyndham Worldwide Corp.	187,975	13,656,384
Zoe’s Kitchen, Inc.*	10,600	296,588

		84,238,984

Household Durables (1.5%)
Beazer Homes USA, Inc.*	11,200	128,688
CalAtlantic Group, Inc.	41,023	1,555,592
Cavco Industries, Inc.*	4,800	399,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ethan Allen Interiors, Inc.	14,900	$414,518
Helen of Troy Ltd.*	15,200	1,432,600
Installed Building Products, Inc.*	10,800	268,164
iRobot Corp.*	21,319	754,693
KB Home	55,200	680,616
La-Z-Boy, Inc.	36,000	879,120
Libbey, Inc.	13,100	279,292
Lifetime Brands, Inc.	5,400	71,604
M.D.C. Holdings, Inc.	26,900	686,757
M/I Homes, Inc.*	17,100	374,832
Meritage Homes Corp.*	23,900	812,361
NACCO Industries, Inc., Class A	1,100	46,420
Taylor Morrison Home Corp., Class A*	17,800	284,800
Tempur Sealy International, Inc.*	237,867	16,760,109
TRI Pointe Group, Inc.*	94,175	1,193,197
Universal Electronics, Inc.*	9,500	487,825

		27,511,076

Internet & Catalog Retail (0.6%)
Blue Nile, Inc.*	900	33,417
Expedia, Inc.	56,375	7,007,377
FTD Cos., Inc.*	11,260	294,674
HSN, Inc.	19,600	993,132
Liberty TripAdvisor Holdings, Inc., Class A*	41,000	1,243,940
Nutrisystem, Inc.	15,100	326,764
Shutterfly, Inc.*	20,600	917,936
Wayfair, Inc., Class A*	11,000	523,820

		11,341,060

Leisure Products (0.1%)
Callaway Golf Co.	47,000	442,740
Marine Products Corp.	27,200	164,288
Nautilus, Inc.*	17,900	299,288
Performance Sports Group Ltd.*	17,200	165,636
Smith & Wesson Holding Corp.*	43,300	951,734
Sturm Ruger & Co., Inc.	12,800	763,008

		2,786,694

Media (1.6%)
AMC Entertainment Holdings, Inc., Class A	13,127	315,048
AMC Networks, Inc., Class A*	195,707	14,615,399
Carmike Cinemas, Inc.*	14,200	325,748
Cumulus Media, Inc., Class A*	45,000	14,854
DreamWorks Animation SKG, Inc., Class A*	41,600	1,072,032
Entercom Communications Corp., Class A*	10,500	117,915
Entravision Communications Corp., Class A	34,000	262,140
EW Scripps Co., Class A	40,165	763,135
Global Eagle Entertainment, Inc.*	19,400	191,478
Gray Television, Inc.*	29,100	474,330
Harte-Hanks, Inc.	2,500	8,100

IMAX Corp.*	33,100	$1,176,374
Journal Media Group, Inc.	9,563	114,947
Loral Space & Communications, Inc.*	10,400	423,384
MDC Partners, Inc., Class A	30,150	654,858
Media General, Inc.*	46,600	752,590
Meredith Corp.	20,100	869,325
National CineMedia, Inc.	36,100	567,131
New Media Investment Group, Inc.	26,000	505,960
New York Times Co., Class A	75,400	1,011,868
Nexstar Broadcasting Group, Inc., Class A	17,900	1,050,730
Rentrak Corp.*	5,700	270,921
Scholastic Corp.	19,500	751,920
Sinclair Broadcast Group, Inc., Class A	36,300	1,181,202
Sizmek, Inc.*	1,000	3,650
Time, Inc.	70,100	1,098,467
World Wrestling Entertainment, Inc., Class A	9,700	173,048

		28,766,554

Multiline Retail (0.2%)
Big Lots, Inc.	29,600	1,140,784
Burlington Stores, Inc.*	41,300	1,771,770
Fred’s, Inc., Class A	19,700	322,489
Tuesday Morning Corp.*	20,300	131,950

		3,366,993

Specialty Retail (5.1%)
Abercrombie & Fitch Co., Class A	38,100	1,028,700
American Eagle Outfitters, Inc.	104,200	1,615,100
America’s Car-Mart, Inc.*	2,100	56,049
Asbury Automotive Group, Inc.*	16,100	1,085,784
Ascena Retail Group, Inc.*	97,264	958,050
Barnes & Noble Education, Inc.*	15,547	154,693
Barnes & Noble, Inc.	24,600	214,266
Buckle, Inc.	20,300	624,834
Caleres, Inc.	29,100	780,462
Cato Corp., Class A	17,800	655,396
Chico’s FAS, Inc.	78,600	838,662
Children’s Place, Inc.	13,045	720,084
Conn’s, Inc.*	15,400	361,438
Destination XL Group, Inc.*	38,400	211,968
Express, Inc.*	49,200	850,176
Finish Line, Inc., Class A	33,700	609,296
Five Below, Inc.*	397,010	12,744,021
Francesca’s Holdings Corp.*	25,600	445,696
Genesco, Inc.*	14,900	846,767
Group 1 Automotive, Inc.	12,800	968,960
Guess?, Inc.	39,000	736,320
Haverty Furniture Cos., Inc.	5,300	113,632
Hibbett Sports, Inc.*	19,248	582,060
Lithia Motors, Inc., Class A	143,860	15,345,546
MarineMax, Inc.*	12,000	221,040
Mattress Firm Holding Corp.*	11,200	499,856
Men’s Wearhouse, Inc.	28,000	411,040
Monro Muffler Brake, Inc.	18,650	1,235,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Outerwall, Inc.	13,850	$506,079
Pep Boys-Manny, Moe & Jack*	24,600	452,886
Pier 1 Imports, Inc.	69,800	355,282
Rent-A-Center, Inc.	32,800	491,016
Restoration Hardware Holdings, Inc.*	18,600	1,477,770
Select Comfort Corp.*	483,044	10,341,972
Shoe Carnival, Inc.	3,450	80,040
Sonic Automotive, Inc., Class A	27,100	616,796
Stage Stores, Inc.	21,300	194,043
Stein Mart, Inc.	1,300	8,749
Tilly’s, Inc., Class A*	3,200	21,216
Tractor Supply Co.	159,518	13,638,789
Ulta Salon Cosmetics & Fragrance, Inc.*	92,302	17,075,870
Vitamin Shoppe, Inc.*	22,900	748,830
West Marine, Inc.*	10,300	87,447
Zumiez, Inc.*	12,056	182,287

		91,193,971

Textiles, Apparel & Luxury Goods (0.4%)
Columbia Sportswear Co.	16,000	780,160
Crocs, Inc.*	44,800	458,752
Deckers Outdoor Corp.*	19,000	896,800
G-III Apparel Group Ltd.*	24,000	1,062,240
Iconix Brand Group, Inc.*	32,500	221,975
Oxford Industries, Inc.	10,900	695,638
Steven Madden Ltd.*	36,162	1,092,816
Tumi Holdings, Inc.*	34,600	575,398
Wolverine World Wide, Inc.	63,300	1,057,743

		6,841,522

Total Consumer Discretionary		308,475,201

Consumer Staples (2.0%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	4,900	989,359
Coca-Cola Bottling Co. Consolidated	2,600	474,526

		1,463,885

Food & Staples Retailing (0.4%)
Andersons, Inc.	17,700	559,851
Casey’s General Stores, Inc.	21,150	2,547,518
Fresh Market, Inc.*	27,200	637,024
Ingles Markets, Inc., Class A	7,800	343,824
PriceSmart, Inc.	12,700	1,053,973
SpartanNash Co.	19,320	418,085
SUPERVALU, Inc.*	127,700	865,806
United Natural Foods, Inc.*	31,300	1,231,968
Village Super Market, Inc., Class A	2,800	73,780
Weis Markets, Inc.	5,900	261,370

		7,993,199

Food Products (1.2%)
Alico, Inc.	400	15,476
B&G Foods, Inc.	36,100	1,264,222
Blue Buffalo Pet Products, Inc.*	359,427	6,724,879
Boulder Brands, Inc.*	28,900	317,322
Calavo Growers, Inc.	8,400	411,600

Cal-Maine Foods, Inc.	18,200	$843,388
Darling Ingredients, Inc.*	91,022	957,551
Dean Foods Co.	59,400	1,018,710
Diamond Foods, Inc.*	15,875	611,981
Farmer Brothers Co.*	732	23,622
Fresh Del Monte Produce, Inc.	17,800	692,064
J&J Snack Foods Corp.	8,600	1,003,362
John B. Sanfilippo & Son, Inc.	4,400	237,732
Lancaster Colony Corp.	10,100	1,166,146
Landec Corp.*	3,300	39,039
Limoneira Co.	900	13,446
Post Holdings, Inc.*	33,500	2,066,950
Sanderson Farms, Inc.	12,200	945,744
Seaboard Corp.*	200	578,948
Seneca Foods Corp., Class A*	1,400	40,572
Snyder’s-Lance, Inc.	26,000	891,800
Tootsie Roll Industries, Inc.	18,069	570,800
TreeHouse Foods, Inc.*	24,800	1,945,808

		22,381,162

Household Products (0.1%)
Central Garden & Pet Co., Class A*	23,000	312,800
HRG Group, Inc.*	52,800	715,968
WD-40 Co.	7,800	769,470

		1,798,238

Personal Products (0.1%)
Elizabeth Arden, Inc.*	5,600	55,440
Inter Parfums, Inc.	8,800	209,616
Nature’s Sunshine Products, Inc.	11,100	112,332
Nutraceutical International Corp.*	11,400	294,348
Synutra International, Inc.*	15,493	72,972
USANA Health Sciences, Inc.*	3,700	472,675

		1,217,383

Tobacco (0.1%)
Universal Corp.	12,000	672,960
Vector Group Ltd.	50,019	1,179,948

		1,852,908

Total Consumer Staples		36,706,775

Energy (2.2%)
Energy Equipment & Services (0.9%)
Archrock, Inc.	38,400	288,768
Atwood Oceanics, Inc.	35,400	362,142
Basic Energy Services, Inc.*	19,500	52,260
Bristow Group, Inc.	20,501	530,976
C&J Energy Services Ltd.*	15,100	71,876
CARBO Ceramics, Inc.	14,300	245,960
Era Group, Inc.*	12,300	137,145
Exterran Corp.*	19,200	308,160
Fairmount Santrol Holdings, Inc.*	12,800	30,080
Forum Energy Technologies, Inc.*	37,900	472,234
Geospace Technologies Corp.*	9,700	136,479
Gulfmark Offshore, Inc., Class A*	20,900	97,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Helix Energy Solutions Group, Inc.*	75,800	$398,708
ION Geophysical Corp.*	69,400	34,915
Key Energy Services, Inc.*	117,400	56,599
Matrix Service Co.*	13,300	273,182
McDermott International, Inc.*	150,900	505,515
Natural Gas Services Group, Inc.*	7,600	169,480
Newpark Resources, Inc.*	56,300	297,264
North Atlantic Drilling Ltd.*	4,898	12,049
Oceaneering International, Inc.	204,642	7,678,168
Oil States International, Inc.*	28,300	771,175
Parker Drilling Co.*	77,700	141,414
PHI, Inc. (Non-Voting)*	10,200	167,382
Pioneer Energy Services Corp.*	38,100	82,677
RigNet, Inc.*	8,200	169,658
SEACOR Holdings, Inc.*	10,000	525,600
Tesco Corp.	20,100	145,524
TETRA Technologies, Inc.*	42,200	317,344
Tidewater, Inc.	25,800	179,568
U.S. Silica Holdings, Inc.	34,200	640,566
Unit Corp.*	27,600	336,720

		15,637,191

Oil, Gas & Consumable Fuels (1.3%)
Abraxas Petroleum Corp.*	45,200	47,912
Alon USA Energy, Inc.	17,100	253,764
Approach Resources, Inc.*	22,500	41,400
Bill Barrett Corp.*	33,000	129,690
Bonanza Creek Energy, Inc.*	20,400	107,508
Callon Petroleum Co.*	35,900	299,406
Carrizo Oil & Gas, Inc.*	30,800	911,064
Clayton Williams Energy, Inc.*	5,900	174,463
Clean Energy Fuels Corp.*	51,400	185,040
Cloud Peak Energy, Inc.*	43,706	90,909
Concho Resources, Inc.*	86,934	8,072,691
Contango Oil & Gas Co.*	10,279	65,888
Delek U.S. Holdings, Inc.	37,700	927,420
DHT Holdings, Inc.	55,300	447,377
Dorian LPG Ltd.*	4,000	47,080
Eclipse Resources Corp.*	48,298	87,902
Energy XXI Ltd.	70,151	70,853
Erin Energy Corp.*	9,900	31,680
EXCO Resources, Inc.*	98,100	121,644
Frontline Ltd.	31,300	93,587
GasLog Ltd.	21,300	176,790
Green Plains, Inc.	23,700	542,730
Halcon Resources Corp.*	28,276	35,627
Hallador Energy Co.	15,000	68,400
Jones Energy, Inc., Class A*	2,500	9,625
Matador Resources Co.*	42,800	846,156
Navios Maritime Acquisition Corp.	5,600	16,856
Nordic American Tankers Ltd.	41,200	640,248
Northern Oil and Gas, Inc.*	22,500	86,850
Oasis Petroleum, Inc.*	76,300	562,331
Pacific Ethanol, Inc.*	8,200	39,196
Panhandle Oil and Gas, Inc., Class A	7,800	126,048
Par Pacific Holdings, Inc.*	2,000	47,080
Parsley Energy, Inc., Class A*	45,800	845,010
PDC Energy, Inc.*	23,300	1,243,754

Peabody Energy Corp.	10,153	$77,975
Penn Virginia Corp.*	37,800	11,355
Renewable Energy Group, Inc.*	3,200	29,728
REX American Resources Corp.*	4,000	216,280
Rex Energy Corp.*	27,200	28,560
RSP Permian, Inc.*	29,961	730,749
Sanchez Energy Corp.*	27,100	116,801
Scorpio Tankers, Inc.	96,600	774,732
SemGroup Corp., Class A	25,800	744,588
Ship Finance International Ltd.	37,200	616,404
Solazyme, Inc.*	34,600	85,808
Stone Energy Corp.*	38,500	165,165
Synergy Resources Corp.*	52,500	447,300
Teekay Tankers Ltd., Class A	41,000	282,080
Triangle Petroleum Corp.*	38,500	29,645
Ultra Petroleum Corp.*	84,000	210,000
W&T Offshore, Inc.*	22,700	52,437
Western Refining, Inc.	39,000	1,389,180
Westmoreland Coal Co.*	9,000	52,920

		23,555,686

Total Energy		39,192,877

Financials (17.1%)
Banks (7.0%)
1st Source Corp.	8,935	275,823
American National Bankshares, Inc.	7,400	189,514
Ameris Bancorp	19,400	659,406
Ames National Corp.	10,160	246,786
Arrow Financial Corp.	3,281	89,145
Banc of California, Inc.	19,100	279,242
BancFirst Corp.	2,100	123,102
Banco Latinoamericano de Comercio Exterior S.A., Class E	17,420	451,701
BancorpSouth, Inc.	57,100	1,369,829
Bank of Marin Bancorp/California	2,990	159,666
Bank of the Ozarks, Inc.	42,720	2,112,931
Banner Corp.	14,900	683,314
BBCN Bancorp, Inc.	42,410	730,300
Berkshire Hills Bancorp, Inc.	14,800	430,828
BNC Bancorp	15,500	393,390
Boston Private Financial Holdings, Inc.	54,810	621,545
Bridge Bancorp, Inc.	2,800	85,204
Bryn Mawr Bank Corp.	8,900	255,608
Camden National Corp.	1,850	81,567
Capital Bank Financial Corp., Class A	17,900	572,442
Capital City Bank Group, Inc.	9,600	147,360
Cardinal Financial Corp.	19,550	444,763
Cathay General Bancorp	45,801	1,434,945
CenterState Banks, Inc.	24,900	389,685
Central Pacific Financial Corp.	10,600	233,412
Chemical Financial Corp.	19,500	668,265
Citizens & Northern Corp.	7,700	161,700
City Holding Co.	10,500	479,220
CNB Financial Corp./Pennsylvania	6,140	110,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Columbia Banking System, Inc.	33,110	$1,076,406
Community Bank System, Inc.	21,776	869,733
Community Trust Bancorp, Inc.	8,500	297,160
CommunityOne Bancorp*	8,314	111,990
ConnectOne Bancorp, Inc.	16,400	306,516
Customers Bancorp, Inc.*	14,900	405,578
CVB Financial Corp.	63,600	1,076,112
Eagle Bancorp, Inc.*	17,930	904,927
Enterprise Financial Services Corp.	6,190	175,487
F.N.B. Corp./Pennsylvania	95,800	1,277,972
FCB Financial Holdings, Inc., Class A*	15,300	547,587
First Bancorp, Inc./Maine	2,940	60,182
First Bancorp/North Carolina	8,900	166,786
First BanCorp/Puerto Rico*	59,500	193,375
First Busey Corp.	8,473	174,798
First Citizens BancShares, Inc./North Carolina, Class A	4,200	1,084,314
First Commonwealth Financial Corp.	59,700	541,479
First Community Bancshares, Inc./Virginia	12,500	232,875
First Connecticut Bancorp, Inc./Connecticut	12,100	210,661
First Financial Bancorp	41,460	749,182
First Financial Bankshares, Inc.	35,200	1,061,984
First Financial Corp./Indiana	3,200	108,704
First Interstate BancSystem, Inc., Class A	6,300	183,141
First Merchants Corp.	20,800	528,736
First Midwest Bancorp, Inc./Illinois	50,000	921,500
First NBC Bank Holding Co.*	6,200	231,818
First Republic Bank/California	187,850	12,409,371
FirstMerit Corp.	87,947	1,640,212
Flushing Financial Corp.	20,350	440,374
Fulton Financial Corp.	96,900	1,260,669
German American Bancorp, Inc.	4,900	163,268
Glacier Bancorp, Inc.	41,430	1,099,138
Great Southern Bancorp, Inc.	3,100	140,306
Great Western Bancorp, Inc.	22,700	658,754
Hancock Holding Co.	42,290	1,064,439
Hanmi Financial Corp.	21,138	501,393
Heartland Financial USA, Inc.	9,755	305,917
Heritage Financial Corp./Washington	17,866	336,595
Hilltop Holdings, Inc.*	45,799	880,257
Home BancShares, Inc./Arkansas	31,894	1,292,345
IBERIABANK Corp.	119,205	6,564,619
Independent Bank Corp./Massachusetts	13,600	632,672
International Bancshares Corp.	28,700	737,590
Investors Bancorp, Inc.	191,172	2,378,180
Lakeland Bancorp, Inc.	12,910	152,209
Lakeland Financial Corp.	10,570	492,773
LegacyTexas Financial Group, Inc.	22,130	553,693
MB Financial, Inc.	45,440	1,470,893

Merchants Bancshares, Inc./Vermont	3,100	$97,619
National Bank Holdings Corp., Class A	20,300	433,811
National Bankshares, Inc./Virginia	3,400	120,836
National Penn Bancshares, Inc.	94,900	1,170,117
NBT Bancorp, Inc.	24,195	674,557
Old National Bancorp/Indiana	78,880	1,069,613
Pacific Continental Corp.	9,500	141,360
Park National Corp.	8,850	800,748
Park Sterling Corp.	400	2,928
Penns Woods Bancorp, Inc.	340	14,436
Peoples Bancorp, Inc./Ohio	9,000	169,560
Pinnacle Financial Partners, Inc.	21,281	1,092,992
PrivateBancorp, Inc.	43,518	1,785,108
Prosperity Bancshares, Inc.	37,350	1,787,571
Renasant Corp.	21,900	753,579
Republic Bancorp, Inc./Kentucky, Class A	5,400	142,614
S&T Bancorp, Inc.	19,961	615,198
Sandy Spring Bancorp, Inc.	15,910	428,934
ServisFirst Bancshares, Inc.	12,200	579,866
Sierra Bancorp	3,300	58,245
Signature Bank/New York*	102,026	15,647,728
Simmons First National Corp., Class A	16,320	838,195
South State Corp.	13,240	952,618
Southside Bancshares, Inc.	11,925	286,439
State Bank Financial Corp.	22,700	477,381
Sterling Bancorp/Delaware	65,474	1,061,988
Stock Yards Bancorp, Inc.	8,100	306,099
SVB Financial Group*	115,794	13,767,907
Talmer Bancorp, Inc., Class A	30,000	543,300
Texas Capital Bancshares, Inc.*	24,450	1,208,319
Tompkins Financial Corp.	10,451	586,928
Towne Bank/Virginia	25,445	531,037
TriCo Bancshares	9,900	271,656
Trustmark Corp.	42,820	986,573
UMB Financial Corp.	25,060	1,166,543
Umpqua Holdings Corp.	113,173	1,799,451
Union Bankshares Corp.	31,197	787,412
United Bankshares, Inc./West Virginia	37,052	1,370,553
United Community Banks, Inc./Georgia	26,500	516,485
Univest Corp. of Pennsylvania	4,447	92,764
Valley National Bancorp	129,447	1,275,053
Washington Trust Bancorp, Inc.	10,800	426,816
Webster Financial Corp.	47,900	1,781,401
WesBanco, Inc.	21,531	646,361
West Bancorp, Inc.	6,500	128,375
Westamerica Bancorp	13,500	631,125
Western Alliance Bancorp*	42,700	1,531,222
Wilshire Bancorp, Inc.	54,700	631,785
Wintrust Financial Corp.	28,270	1,371,660
Yadkin Financial Corp.	13,700	344,829

		126,463,762

Capital Markets (2.5%)
Actua Corp.*	19,750	226,138
Affiliated Managers Group, Inc.*	70,785	11,308,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Arlington Asset Investment Corp., Class A	6,300	$83,349
Associated Capital Group, Inc., Class A*	3,830	116,815
BGC Partners, Inc., Class A	110,740	1,086,359
Calamos Asset Management, Inc., Class A	1,000	9,680
CIFC Corp.	900	5,022
Cohen & Steers, Inc.	11,366	346,436
Diamond Hill Investment Group, Inc.	1,600	302,400
Evercore Partners, Inc., Class A	22,200	1,200,354
Financial Engines, Inc.	28,400	956,228
GAMCO Investors, Inc., Class A	3,830	118,883
Greenhill & Co., Inc.	22,600	646,586
HFF, Inc., Class A	21,500	668,005
INTL FCStone, Inc.*	7,300	244,258
Investment Technology Group, Inc.	20,000	340,400
Janus Capital Group, Inc.	88,300	1,244,147
KCG Holdings, Inc., Class A*	6,871	84,582
Lazard Ltd., Class A	301,024	13,549,090
Moelis & Co., Class A	8,400	245,112
OM Asset Management plc	2,100	32,193
Piper Jaffray Cos.*	8,000	323,200
Safeguard Scientifics, Inc.*	1,630	23,651
Stifel Financial Corp.*	227,848	9,651,641
Virtu Financial, Inc., Class A	3,000	67,920
Virtus Investment Partners, Inc.	4,795	563,221
WisdomTree Investments, Inc.	72,600	1,138,368

		44,582,650

Consumer Finance (0.2%)
Cash America International, Inc.	20,920	626,554
Encore Capital Group, Inc.*	17,050	495,814
EZCORP, Inc., Class A*	15,700	78,343
First Cash Financial Services, Inc.*	15,500	580,165
Green Dot Corp., Class A*	25,200	413,784
Nelnet, Inc., Class A	16,850	565,655
PRA Group, Inc.*	26,460	917,897
World Acceptance Corp.*	1,420	52,682

		3,730,894

Diversified Financial Services (0.2%)
FNFV Group*	43,900	492,997
MarketAxess Holdings, Inc.	20,300	2,265,277
Marlin Business Services Corp.	11,500	184,690
NewStar Financial, Inc.*	9,600	86,208
PICO Holdings, Inc.*	9,300	95,976

		3,125,148

Insurance (1.3%)
Ambac Financial Group, Inc.*	32,500	457,925
American Equity Investment Life Holding Co.	47,380	1,138,542
AMERISAFE, Inc.	11,990	610,291
Argo Group International Holdings Ltd.	17,369	1,039,361

Baldwin & Lyons, Inc., Class B	3,487	$83,793
Citizens, Inc./Texas*	22,700	168,661
CNO Financial Group, Inc.	105,000	2,004,450
Donegal Group, Inc., Class A	6,900	97,152
Employers Holdings, Inc.	18,300	499,590
Enstar Group Ltd.*	6,550	982,762
FBL Financial Group, Inc., Class A	5,300	337,292
Fidelity & Guaranty Life	1,100	27,907
First American Financial Corp.	59,400	2,132,460
Global Indemnity plc*	7,350	213,297
Greenlight Capital Reinsurance Ltd., Class A*	20,316	380,112
Hallmark Financial Services, Inc.*	13,500	157,815
Heritage Insurance Holdings, Inc.	13,500	294,570
Horace Mann Educators Corp.	24,910	826,514
Independence Holding Co.	7,884	109,193
Infinity Property & Casualty Corp.	9,300	764,739
Kansas City Life Insurance Co.	1,890	72,368
Kemper Corp.	29,500	1,098,875
Maiden Holdings Ltd.	34,930	520,806
MBIA, Inc.*	85,600	554,688
National General Holdings Corp.	22,600	494,036
National Interstate Corp.	3,500	93,450
National Western Life Group, Inc., Class A	1,030	259,498
Navigators Group, Inc.*	7,600	652,004
OneBeacon Insurance Group Ltd., Class A	6,500	80,665
Primerica, Inc.	27,900	1,317,717
RLI Corp.	26,200	1,617,850
Safety Insurance Group, Inc.	8,350	470,773
Selective Insurance Group, Inc.	30,340	1,018,817
State Auto Financial Corp.	7,600	156,484
Stewart Information Services Corp.	12,600	470,358
Symetra Financial Corp.	45,700	1,451,889
Third Point Reinsurance Ltd.*	36,100	484,101
United Fire Group, Inc.	15,100	578,481
Universal Insurance Holdings, Inc.	19,000	440,420

		24,159,706

Real Estate Investment Trusts (REITs) (4.7%)
Acadia Realty Trust (REIT)	38,586	1,279,126
AG Mortgage Investment Trust, Inc. (REIT)	14,400	184,896
Agree Realty Corp. (REIT)	9,600	326,304
Alexander’s, Inc. (REIT)	1,600	614,576
Altisource Residential Corp. (REIT)	38,700	480,267
American Assets Trust, Inc. (REIT)	23,296	893,402
American Capital Mortgage Investment Corp. (REIT)	45,045	628,828
American Residential Properties, Inc. (REIT)	16,500	311,850

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Apollo Commercial Real Estate Finance, Inc. (REIT)	30,460	$524,826
Apollo Residential Mortgage, Inc. (REIT)	8,300	99,185
ARMOUR Residential REIT, Inc. (REIT)	35,716	777,180
Ashford Hospitality Prime, Inc. (REIT)	1,455	21,097
Ashford Hospitality Trust, Inc. (REIT)	35,550	224,320
Campus Crest Communities, Inc. (REIT)*	18,764	127,595
Capstead Mortgage Corp. (REIT)	76,810	671,319
CareTrust REIT, Inc. (REIT)	26,200	286,890
Cedar Realty Trust, Inc. (REIT)	46,200	327,096
Chatham Lodging Trust (REIT)	22,400	458,752
Chesapeake Lodging Trust (REIT)	30,620	770,399
Colony Capital, Inc. (REIT), Class A	62,734	1,222,058
CoreSite Realty Corp. (REIT)	12,800	726,016
Cousins Properties, Inc. (REIT)	137,392	1,295,607
CubeSmart (REIT)	88,650	2,714,463
CyrusOne, Inc. (REIT)	36,300	1,359,435
CYS Investments, Inc. (REIT)	93,937	669,771
DCT Industrial Trust, Inc. (REIT)	54,200	2,025,454
DiamondRock Hospitality Co. (REIT)	119,208	1,150,357
DuPont Fabros Technology, Inc. (REIT)	38,110	1,211,517
EastGroup Properties, Inc. (REIT)	17,180	955,380
Education Realty Trust, Inc. (REIT)	29,333	1,111,134
EPR Properties (REIT)	33,578	1,962,634
Equity One, Inc. (REIT)	38,700	1,050,705
FelCor Lodging Trust, Inc. (REIT)	88,640	647,072
First Industrial Realty Trust, Inc. (REIT)	60,700	1,343,291
First Potomac Realty Trust (REIT)	34,657	395,090
Franklin Street Properties Corp. (REIT)	65,080	673,578
Geo Group, Inc. (REIT)	43,381	1,254,145
Getty Realty Corp. (REIT)	8,020	137,543
Gladstone Commercial Corp. (REIT)	1,600	23,344
Government Properties Income Trust (REIT)	39,550	627,659
Gramercy Property Trust (REIT)	229,659	1,772,965
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	17,800	336,776
Hatteras Financial Corp. (REIT)	61,300	806,095
Healthcare Realty Trust, Inc. (REIT)	54,500	1,543,440

Hersha Hospitality Trust (REIT)	33,432	$727,480
Highwoods Properties, Inc. (REIT)	53,800	2,345,680
Hudson Pacific Properties, Inc. (REIT)	41,700	1,173,438
InfraREIT, Inc. (REIT)	10,677	197,525
Inland Real Estate Corp. (REIT)	47,500	504,450
Invesco Mortgage Capital, Inc. (REIT)	82,055	1,016,661
Investors Real Estate Trust (REIT)	55,920	388,644
iStar, Inc. (REIT)*	45,200	530,196
Kite Realty Group Trust (REIT)	45,782	1,187,127
Ladder Capital Corp. (REIT)	21,800	270,756
LaSalle Hotel Properties (REIT)	65,950	1,659,302
Lexington Realty Trust (REIT)	130,645	1,045,160
LTC Properties, Inc. (REIT)	21,800	940,452
Mack-Cali Realty Corp. (REIT)	56,300	1,314,605
Medical Properties Trust, Inc. (REIT)	124,032	1,427,608
Monmouth Real Estate Investment Corp. (REIT)	20,013	209,336
Monogram Residential Trust, Inc. (REIT)	91,300	891,088
National Health Investors, Inc. (REIT)	20,200	1,229,574
New Residential Investment Corp. (REIT)	126,292	1,535,711
New Senior Investment Group, Inc. (REIT)	36,400	358,904
New York Mortgage Trust, Inc. (REIT)	51,800	276,094
New York REIT, Inc. (REIT)	86,600	995,900
One Liberty Properties, Inc. (REIT)	5,600	120,176
Parkway Properties, Inc. (REIT)	50,158	783,970
Pebblebrook Hotel Trust (REIT)	45,428	1,272,893
Pennsylvania Real Estate Investment Trust (REIT)	49,160	1,075,129
PennyMac Mortgage Investment Trust (REIT)	46,763	713,603
Physicians Realty Trust (REIT)	41,000	691,260
Potlatch Corp. (REIT)	28,600	864,864
PS Business Parks, Inc. (REIT)	13,120	1,147,082
QTS Realty Trust, Inc. (REIT), Class A	13,200	595,452
RAIT Financial Trust (REIT)	43,400	117,180
Ramco-Gershenson Properties Trust (REIT)	48,260	801,599
Redwood Trust, Inc. (REIT)	61,900	817,080
Resource Capital Corp. (REIT)	16,987	216,754
Retail Opportunity Investments Corp. (REIT)	51,500	921,850
Rexford Industrial Realty, Inc. (REIT)	28,700	469,532
RLJ Lodging Trust (REIT)	79,700	1,723,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Rouse Properties, Inc. (REIT)	23,600	$343,616
Ryman Hospitality Properties, Inc. (REIT)	23,816	1,229,858
Sabra Health Care REIT, Inc. (REIT)	33,000	667,590
Saul Centers, Inc. (REIT)	5,300	271,731
Select Income REIT (REIT)	34,400	681,808
Silver Bay Realty Trust Corp. (REIT)	24,422	382,449
Sovran Self Storage, Inc. (REIT)	19,320	2,073,229
STAG Industrial, Inc. (REIT)	30,200	557,190
Starwood Waypoint Residential Trust (REIT)	20,900	473,176
STORE Capital Corp. (REIT)	19,031	441,519
Summit Hotel Properties, Inc. (REIT)	47,700	570,015
Sun Communities, Inc. (REIT)	26,840	1,839,345
Sunstone Hotel Investors, Inc. (REIT)	123,381	1,541,029
Terreno Realty Corp. (REIT)	21,100	477,282
United Development Funding IV (REIT)	16,700	183,700
Universal Health Realty Income Trust (REIT)	7,650	382,577
Urban Edge Properties (REIT)	48,700	1,142,015
Urstadt Biddle Properties, Inc. (REIT), Class A	15,170	291,871
Washington Real Estate Investment Trust (REIT)	37,000	1,001,220
Xenia Hotels & Resorts, Inc. (REIT)	61,200	938,196

		84,070,879

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	31,100	1,098,141
Altisource Asset Management Corp.*	600	10,296
AV Homes, Inc.*	6,200	79,422
FRP Holdings, Inc.*	2,300	78,062
Kennedy-Wilson Holdings, Inc.	50,900	1,225,672
Marcus & Millichap, Inc.*	4,700	136,958
RMR Group, Inc., Class A*	1,036	14,929
St. Joe Co.*	40,200	744,102
Tejon Ranch Co.*	3,100	59,365

		3,446,947

Thrifts & Mortgage Finance (1.0%)
Astoria Financial Corp.	57,300	908,205
Bank Mutual Corp.	19,900	155,220
BankFinancial Corp.	13,400	169,242
Beneficial Bancorp, Inc.*	45,376	604,408
BofI Holding, Inc.*	34,800	732,540
Brookline Bancorp, Inc.	51,156	588,294
Capitol Federal Financial, Inc.	77,100	968,376
Charter Financial Corp./Maryland	18,476	244,068
Dime Community Bancshares, Inc.	9,700	169,653
Essent Group Ltd.*	26,500	580,085
EverBank Financial Corp.	58,200	930,036
Flagstar Bancorp, Inc.*	1,800	41,598

HomeStreet, Inc.*	11,000	$238,810
Kearny Financial Corp.	51,279	649,705
LendingTree, Inc.*	3,200	285,696
Meridian Bancorp, Inc.	30,100	424,410
MGIC Investment Corp.*	202,451	1,787,642
Nationstar Mortgage Holdings, Inc.*	7,900	105,623
NMI Holdings, Inc., Class A*	19,500	132,015
Northfield Bancorp, Inc.	42,058	669,563
Northwest Bancshares, Inc.	51,790	693,468
Ocwen Financial Corp.*	58,900	410,533
Oritani Financial Corp.	39,194	646,701
PHH Corp.*	38,200	618,840
Provident Financial Services, Inc.	43,000	866,450
Radian Group, Inc.	110,666	1,481,818
Territorial Bancorp, Inc.	4,300	119,282
TrustCo Bank Corp.	66,200	406,468
United Financial Bancorp, Inc.	26,345	339,324
Walker & Dunlop, Inc.*	14,500	417,745
Washington Federal, Inc.	51,500	1,227,245
WSFS Financial Corp.	16,400	530,704

		18,143,767

Total Financials		307,723,753

Health Care (18.0%)
Biotechnology (4.9%)
ACADIA Pharmaceuticals, Inc.*	169,510	6,043,032
Acceleron Pharma, Inc.*	10,500	511,980
Achillion Pharmaceuticals, Inc.*	57,900	624,741
Acorda Therapeutics, Inc.*	28,100	1,202,118
Adamas Pharmaceuticals, Inc.*	1,500	42,480
Aduro Biotech, Inc.*	4,600	129,444
Advaxis, Inc.*	16,600	166,996
Aegerion Pharmaceuticals, Inc.*	21,300	215,130
Affimed N.V.*	3,200	22,784
Agenus, Inc.*	41,900	190,226
Alder Biopharmaceuticals, Inc.*	152,081	5,023,236
AMAG Pharmaceuticals, Inc.*	19,553	590,305
Amicus Therapeutics, Inc.*	63,500	615,950
Anacor Pharmaceuticals, Inc.*	86,690	9,793,369
Anthera Pharmaceuticals, Inc.*	15,300	70,992
Ardelyx, Inc.*	1,700	30,804
Arena Pharmaceuticals, Inc.*	168,800	320,720
ARIAD Pharmaceuticals, Inc.*	104,700	654,375
Array BioPharma, Inc.*	92,500	390,350
Arrowhead Research Corp.*	33,000	202,950
Atara Biotherapeutics, Inc.*	7,900	208,639
Bellicum Pharmaceuticals, Inc.*	6,200	125,674
BioCryst Pharmaceuticals, Inc.*	44,500	459,240
BioSpecifics Technologies Corp.*	900	38,673
BioTime, Inc.*	31,000	127,100
Blueprint Medicines Corp.*	4,000	105,360
Cara Therapeutics, Inc.*	7,000	118,020
Celldex Therapeutics, Inc.*	60,800	953,344
Cepheid, Inc.*	43,500	1,589,055
Chimerix, Inc.*	22,700	203,165
Clovis Oncology, Inc.*	15,700	549,500
Coherus Biosciences, Inc.*	12,900	296,184

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CTI BioPharma Corp.*	58,000	$71,340
DBV Technologies S.A. (ADR)*	94,696	3,438,412
Dyax Corp.*	77,700	2,923,074
Dynavax Technologies Corp.*	21,060	508,810
Eagle Pharmaceuticals, Inc.*	4,700	416,749
Emergent BioSolutions, Inc.*	18,700	748,187
Enanta Pharmaceuticals, Inc.*	8,800	290,576
Epizyme, Inc.*	15,900	254,718
Esperion Therapeutics, Inc.*	7,200	160,272
Exact Sciences Corp.*	55,100	508,573
Exelixis, Inc.*	142,700	804,828
FibroGen, Inc.*	26,200	798,314
Five Prime Therapeutics, Inc.*	11,400	473,100
Flexion Therapeutics, Inc.*	2,000	38,540
Foundation Medicine, Inc.*	8,200	172,692
Galena Biopharma, Inc.*	32,400	47,628
Genomic Health, Inc.*	8,400	295,680
Geron Corp.*	95,100	460,284
Halozyme Therapeutics, Inc.*	59,200	1,025,936
Heron Therapeutics, Inc.*	13,500	360,450
ImmunoGen, Inc.*	47,200	640,504
Immunomedics, Inc.*	48,800	149,816
Infinity Pharmaceuticals, Inc.*	34,600	271,610
Inovio Pharmaceuticals, Inc.*	38,200	256,704
Insmed, Inc.*	35,400	642,510
Insys Therapeutics, Inc.*	14,400	412,272
Ironwood Pharmaceuticals, Inc.*	72,800	843,752
Karyopharm Therapeutics, Inc.*	7,900	104,675
Keryx Biopharmaceuticals, Inc.*	61,400	310,070
Kite Pharma, Inc.*	15,800	973,596
La Jolla Pharmaceutical Co.*	2,000	54,000
Lexicon Pharmaceuticals, Inc.*	32,042	426,479
Ligand Pharmaceuticals, Inc.*	9,250	1,002,885
MacroGenics, Inc.*	17,300	535,781
MannKind Corp.*	144,855	210,040
Merrimack Pharmaceuticals, Inc.*	65,700	519,030
MiMedx Group, Inc.*	60,900	570,633
Mirati Therapeutics, Inc.*	1,000	31,600
Momenta Pharmaceuticals, Inc.*	33,100	491,204
Myriad Genetics, Inc.*	38,100	1,644,396
Navidea Biopharmaceuticals, Inc.*	10,500	13,965
Neurocrine Biosciences, Inc.*	49,300	2,788,901
NewLink Genetics Corp.*	14,000	509,460
Northwest Biotherapeutics, Inc.*	17,300	55,360
Novavax, Inc.*	154,100	1,292,899
OncoMed Pharmaceuticals, Inc.*	2,600	58,604
Ophthotech Corp.*	13,000	1,020,890
Orexigen Therapeutics, Inc.*	75,800	130,376
Osiris Therapeutics, Inc.	27,300	283,374
Otonomy, Inc.*	1,500	41,625
OvaScience, Inc.*	12,900	126,033
PDL BioPharma, Inc.	101,200	358,248
Pfenex, Inc.*	1,600	19,808
Portola Pharmaceuticals, Inc.*	23,400	1,203,930
Progenics Pharmaceuticals, Inc.*	35,400	217,002

Prothena Corp. plc*	16,600	1,130,626
PTC Therapeutics, Inc.*	141,480	4,583,952
Radius Health, Inc.*	16,000	984,640
Raptor Pharmaceutical Corp.*	49,500	257,400
Repligen Corp.*	20,900	591,261
Retrophin, Inc.*	16,000	308,640
Rigel Pharmaceuticals, Inc.*	58,400	176,952
Sage Therapeutics, Inc.*	102,648	5,984,378
Sangamo BioSciences, Inc.*	42,200	385,286
Sarepta Therapeutics, Inc.*	23,100	891,198
Sorrento Therapeutics, Inc.*	15,500	135,005
Spark Therapeutics, Inc.*	4,752	215,313
Spectrum Pharmaceuticals, Inc.*	32,000	192,960
Synergy Pharmaceuticals, Inc.*	54,900	311,283
TESARO, Inc.*	103,250	5,402,040
TG Therapeutics, Inc.*	19,400	231,442
Threshold Pharmaceuticals, Inc.*	29,400	14,109
Ultragenyx Pharmaceutical, Inc.*	21,100	2,366,998
Vanda Pharmaceuticals, Inc.*	26,703	248,605
Verastem, Inc.*	16,290	30,299
Versartis, Inc.*	2,500	30,975
XBiotech, Inc.*	3,200	34,784
Xencor, Inc.*	15,600	228,072
XOMA Corp.*	35,000	46,550
Zafgen, Inc.*	9,000	56,610
ZIOPHARM Oncology, Inc.*	56,765	471,717

		88,937,226

Health Care Equipment & Supplies (5.3%)
Abaxis, Inc.	14,700	818,496
ABIOMED, Inc.*	22,900	2,067,412
Accuray, Inc.*	28,267	190,802
Align Technology, Inc.*	223,841	14,739,930
Analogic Corp.	8,700	718,620
AngioDynamics, Inc.*	11,800	143,252
Anika Therapeutics, Inc.*	8,000	305,280
Antares Pharma, Inc.*	74,900	90,629
AtriCure, Inc.*	16,400	368,016
Atrion Corp.	1,300	495,560
Cantel Medical Corp.	18,275	1,135,608
Cardiovascular Systems, Inc.*	15,100	228,312
Cerus Corp.*	28,600	180,752
CONMED Corp.	18,600	819,330
CryoLife, Inc.	16,300	175,714
Cynosure, Inc., Class A*	18,231	814,379
DexCom, Inc.*	173,696	14,225,702
Endologix, Inc.*	46,600	461,340
Exactech, Inc.*	18,800	341,220
GenMark Diagnostics, Inc.*	26,400	204,864
Globus Medical, Inc., Class A*	39,500	1,098,890
Greatbatch, Inc.*	15,100	792,750
Haemonetics Corp.*	28,300	912,392
Halyard Health, Inc.*	25,500	851,955
HeartWare International, Inc.*	11,000	554,400
ICU Medical, Inc.*	7,600	857,128
Inogen, Inc.*	8,600	344,774
Insulet Corp.*	30,100	1,138,081
Integra LifeSciences Holdings Corp.*	14,300	969,254

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Invacare Corp.	20,100	$349,539
K2M Group Holdings, Inc.*	5,500	108,570
LDR Holding Corp.*	10,300	258,633
LivaNova plc*	23,700	1,407,069
Masimo Corp.*	23,950	994,165
Meridian Bioscience, Inc.	26,900	551,988
Merit Medical Systems, Inc.*	32,675	607,428
Natus Medical, Inc.*	16,700	802,435
Neogen Corp.*	20,350	1,150,182
Nevro Corp.*	208,419	14,070,367
NuVasive, Inc.*	26,800	1,450,148
NxStage Medical, Inc.*	43,200	946,512
OraSure Technologies, Inc.*	39,600	255,024
Orthofix International N.V.*	12,500	490,125
Penumbra, Inc.*	68,726	3,698,146
Quidel Corp.*	17,900	379,480
Rockwell Medical, Inc.*	22,500	230,400
RTI Surgical, Inc.*	26,600	105,602
SeaSpine Holdings Corp.*	4,766	81,880
Second Sight Medical Products, Inc.*	4,500	26,505
Sirona Dental Systems, Inc.*	111,912	12,262,198
Spectranetics Corp.*	25,300	381,018
STAAR Surgical Co.*	30,600	218,484
STERIS plc	46,486	3,502,255
SurModics, Inc.*	19,200	389,184
Unilife Corp.*	34,300	16,982
Vascular Solutions, Inc.*	15,700	539,923
West Pharmaceutical Services, Inc.	38,400	2,312,448
Wright Medical Group N.V.*	50,345	1,217,342
Zeltiq Aesthetics, Inc.*	21,800	621,954

		95,470,828

Health Care Providers & Services (4.3%)
AAC Holdings, Inc.*	5,200	99,112
Acadia Healthcare Co., Inc.*	190,521	11,899,942
Aceto Corp.	17,900	482,942
Adeptus Health, Inc., Class A*	2,200	119,944
Air Methods Corp.*	25,900	1,085,987
Almost Family, Inc.*	5,700	217,911
Amedisys, Inc.*	20,300	798,196
AMN Healthcare Services, Inc.*	32,800	1,018,440
Amsurg Corp.*	164,646	12,513,096
BioScrip, Inc.*	42,100	73,675
Capital Senior Living Corp.*	17,600	367,136
Chemed Corp.	9,100	1,363,180
Civitas Solutions, Inc.*	1,100	31,669
CorVel Corp.*	9,900	434,808
Cross Country Healthcare, Inc.*	17,000	278,630
Diplomat Pharmacy, Inc.*	319,112	10,920,013
Ensign Group, Inc.	23,400	529,542
ExamWorks Group, Inc.*	20,300	539,980
Five Star Quality Care, Inc.*	38,800	123,384
Genesis Healthcare, Inc.*	24,790	86,021
Hanger, Inc.*	26,500	435,925
HealthEquity, Inc.*	19,900	498,893
HealthSouth Corp.	53,700	1,869,297
Healthways, Inc.*	25,900	333,333
Kindred Healthcare, Inc.	45,681	544,061
Landauer, Inc.	5,833	192,022
LHC Group, Inc.*	9,300	421,197

Magellan Health, Inc.*	16,000	$986,560
Molina Healthcare, Inc.*	20,050	1,205,606
National HealthCare Corp.	6,100	376,370
Owens & Minor, Inc.#	39,450	1,419,411
PharMerica Corp.*	20,800	728,000
Premier, Inc., Class A*	298,829	10,539,699
Providence Service Corp.*	6,700	314,364
RadNet, Inc.*	600	3,708
Select Medical Holdings Corp.	50,019	595,726
Surgical Care Affiliates, Inc.*	11,800	469,758
Team Health Holdings, Inc.*	262,940	11,540,437
Triple-S Management Corp., Class B*	11,900	284,529
U.S. Physical Therapy, Inc.	6,200	332,816
Universal American Corp.	21,200	148,400
WellCare Health Plans, Inc.*	24,100	1,884,861

		78,108,581

Health Care Technology (0.3%)
Castlight Health, Inc., Class B*	15,700	67,039
Computer Programs & Systems, Inc.	6,500	323,375
HealthStream, Inc.*	12,200	268,400
HMS Holdings Corp.*	52,400	646,616
MedAssets, Inc.*	32,200	996,268
Medidata Solutions, Inc.*	31,600	1,557,564
Omnicell, Inc.*	23,800	739,704
Press Ganey Holdings, Inc.*	3,800	119,890
Quality Systems, Inc.	27,800	448,136

		5,166,992

Life Sciences Tools & Services (1.1%)
Accelerate Diagnostics, Inc.*	14,400	309,456
Affymetrix, Inc.*	58,100	586,229
Albany Molecular Research, Inc.*	14,600	289,810
Cambrex Corp.*	17,900	842,911
Fluidigm Corp.*	18,500	199,985
ICON plc*	165,856	12,887,011
INC Research Holdings, Inc., Class A*	7,100	344,421
Luminex Corp.*	28,500	609,615
Pacific Biosciences of California, Inc.*	57,800	758,914
PAREXEL International Corp.*	30,277	2,062,469
PRA Health Sciences, Inc.*	11,400	516,078

		19,406,899

Pharmaceuticals (2.1%)
Aerie Pharmaceuticals, Inc.*	5,600	136,360
Akorn, Inc.*	323,177	12,057,734
Amphastar Pharmaceuticals, Inc.*	6,500	92,495
ANI Pharmaceuticals, Inc.*	3,000	135,375
Aratana Therapeutics, Inc.*	17,000	94,860
BioDelivery Sciences International, Inc.*	26,500	126,935
Catalent, Inc.*	45,845	1,147,500
Cempra, Inc.*	14,600	454,498
Corcept Therapeutics, Inc.*	31,400	156,372
Depomed, Inc.*	41,700	756,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Dermira, Inc.*	1,100	$38,071
Endocyte, Inc.*	7,400	29,674
GW Pharmaceuticals plc (ADR)*	44,515	3,091,122
Impax Laboratories, Inc.*	39,100	1,671,916
Intersect ENT, Inc.*	8,400	189,000
Intra-Cellular Therapies, Inc.*	11,900	640,101
Lannett Co., Inc.*	15,000	601,800
Medicines Co.*	170,330	6,360,122
Nektar Therapeutics*	79,800	1,344,630
Ocular Therapeutix, Inc.*	2,800	26,236
Omeros Corp.*	20,700	325,611
Pacira Pharmaceuticals, Inc.*	21,300	1,635,627
Paratek Pharmaceuticals, Inc.*	600	11,382
Pernix Therapeutics Holdings, Inc.*	19,068	56,251
Phibro Animal Health Corp., Class A	9,600	289,248
POZEN, Inc.*	42,700	291,641
Prestige Brands Holdings, Inc.*	28,700	1,477,476
Relypsa, Inc.*	17,900	507,286
Revance Therapeutics, Inc.*	8,300	283,528
Sagent Pharmaceuticals, Inc.*	13,900	221,149
SciClone Pharmaceuticals, Inc.*	46,200	425,040
Sucampo Pharmaceuticals, Inc., Class A*	22,100	382,109
Supernus Pharmaceuticals, Inc.*	17,600	236,544
Teligent, Inc.*	6,500	57,850
Tetraphase Pharmaceuticals, Inc.*	19,800	198,594
TherapeuticsMD, Inc.*	59,700	619,089
Theravance Biopharma, Inc.*	14,900	244,211
Theravance, Inc.	52,300	551,242
VIVUS, Inc.*	77,500	79,050
XenoPort, Inc.*	30,000	164,700

		37,208,450

Total Health Care		324,298,976

Industrials (16.3%)
Aerospace & Defense (2.4%)
AAR Corp.	24,500	644,105
Aerojet Rocketdyne Holdings, Inc.*	35,500	555,930
Astronics Corp.*	10,800	439,668
Cubic Corp.	12,600	595,350
Curtiss-Wright Corp.	28,700	1,965,950
DigitalGlobe, Inc.*	43,817	686,174
Engility Holdings, Inc.	9,600	311,808
Esterline Technologies Corp.*	16,800	1,360,800
HEICO Corp.	10,546	573,281
HEICO Corp., Class A	21,900	1,077,480
Hexcel Corp.	365,725	16,987,926
KLX, Inc.*	28,900	889,831
Moog, Inc., Class A*	24,100	1,460,460
TASER International, Inc.*	30,700	530,803
Teledyne Technologies, Inc.*	20,400	1,809,480
TransDigm Group, Inc.*	56,494	12,906,054

		42,795,100

Air Freight & Logistics (0.8%)
Atlas Air Worldwide Holdings, Inc.*	12,900	$533,286
Echo Global Logistics, Inc.*	14,700	299,733
Expeditors International of Washington, Inc.	221,287	9,980,044
Forward Air Corp.	16,700	718,267
Hub Group, Inc., Class A*	20,800	685,360
UTi Worldwide, Inc.*	49,200	345,876
XPO Logistics, Inc.*	39,237	1,069,208

		13,631,774

Airlines (0.2%)
Allegiant Travel Co.	8,190	1,374,528
Hawaiian Holdings, Inc.*	25,400	897,382
SkyWest, Inc.	29,900	568,698
Virgin America, Inc.*	13,800	496,938

		3,337,546

Building Products (1.1%)
AAON, Inc.	30,262	702,684
Advanced Drainage Systems, Inc.	18,400	442,152
American Woodmark Corp.*	7,200	575,856
Apogee Enterprises, Inc.	15,900	691,809
Builders FirstSource, Inc.*	26,500	293,620
Continental Building Products, Inc.*	12,100	211,266
Gibraltar Industries, Inc.*	17,700	450,288
Griffon Corp.	21,700	386,260
Lennox International, Inc.	86,610	10,817,589
Masonite International Corp.*	18,700	1,145,001
Nortek, Inc.*	4,900	213,738
Patrick Industries, Inc.*	4,500	195,750
PGT, Inc.*	21,900	249,441
Quanex Building Products Corp.	25,200	525,420
Simpson Manufacturing Co., Inc.	27,800	949,370
Trex Co., Inc.*	21,800	829,272
Universal Forest Products, Inc.	10,700	731,559

		19,411,075

Commercial Services & Supplies (1.0%)
ABM Industries, Inc.	36,000	1,024,920
ACCO Brands Corp.*	80,600	574,678
Brady Corp., Class A	26,400	606,672
Brink’s Co.	27,100	782,106
Deluxe Corp.	28,900	1,576,206
Essendant, Inc.	27,190	883,947
G&K Services, Inc., Class A	13,400	842,860
Healthcare Services Group, Inc.	41,900	1,461,053
Heritage-Crystal Clean, Inc.*	1,800	19,080
Herman Miller, Inc.	39,300	1,127,910
HNI Corp.	27,500	991,650
Interface, Inc.	37,800	723,492
Knoll, Inc.	29,700	558,360
Matthews International Corp., Class A	17,344	927,037
McGrath RentCorp	15,500	390,445
Mobile Mini, Inc.	24,600	765,798
MSA Safety, Inc.	18,800	817,236
Multi-Color Corp.	7,100	424,651
NL Industries, Inc.*	8,400	25,536
Steelcase, Inc., Class A	44,100	657,090
Team, Inc.*	10,300	329,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Tetra Tech, Inc.#	32,400	$843,048
U.S. Ecology, Inc.	13,800	502,872
UniFirst Corp.	9,400	979,480
Viad Corp.	11,100	313,353
West Corp.	24,500	528,465

		18,677,133

Construction & Engineering (0.4%)
Aegion Corp.*	25,200	486,612
Comfort Systems USA, Inc.	20,900	593,978
Dycom Industries, Inc.*	18,600	1,301,256
EMCOR Group, Inc.	34,400	1,652,576
Granite Construction, Inc.	20,800	892,528
MasTec, Inc.*	40,300	700,414
Primoris Services Corp.	22,900	504,487
Tutor Perini Corp.*	19,700	329,778

		6,461,629

Electrical Equipment (1.0%)
AMETEK, Inc.	214,065	11,471,743
AZZ, Inc.	13,300	739,081
Encore Wire Corp.	12,200	452,498
EnerSys, Inc.	25,200	1,409,436
Franklin Electric Co., Inc.	25,200	681,156
Generac Holdings, Inc.*	43,700	1,300,949
General Cable Corp.	36,000	483,480
Powell Industries, Inc.	500	13,015
Preformed Line Products Co.	1,098	46,226
Thermon Group Holdings, Inc.*	14,300	241,956
Vicor Corp.*	13,600	124,032

		16,963,572

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	164,124	14,556,158
Raven Industries, Inc.	26,000	405,600

		14,961,758

Machinery (4.0%)
Actuant Corp., Class A	31,200	747,552
Alamo Group, Inc.	5,100	265,710
Albany International Corp., Class A	16,700	610,385
Altra Industrial Motion Corp.	16,800	421,344
American Railcar Industries, Inc.	5,000	231,400
Astec Industries, Inc.	11,400	463,980
Barnes Group, Inc.	31,210	1,104,522
Blount International, Inc.*	19,300	189,333
Briggs & Stratton Corp.	35,000	605,500
Chart Industries, Inc.*	16,200	290,952
CIRCOR International, Inc.	10,900	459,435
CLARCOR, Inc.	27,500	1,366,200
Columbus McKinnon Corp.	1,200	22,680
Douglas Dynamics, Inc.	3,600	75,852
EnPro Industries, Inc.	12,800	561,152
ESCO Technologies, Inc.	13,600	491,504
Federal Signal Corp.	45,300	718,005
Gorman-Rupp Co.	9,443	252,411
Graham Corp.	2,800	47,096
Greenbrier Cos., Inc.	17,400	567,588
Harsco Corp.	51,300	404,244
Hillenbrand, Inc.	35,200	1,042,976

Hyster-Yale Materials Handling, Inc.	7,600	$398,620
IDEX Corp.	211,115	16,173,520
John Bean Technologies Corp.	18,400	916,872
Kadant, Inc.	3,300	134,013
Lincoln Electric Holdings, Inc.	207,765	10,780,926
Lindsay Corp.	8,200	593,680
Lydall, Inc.*	5,900	209,332
Meritor, Inc.*	65,800	549,430
Middleby Corp.*	120,980	13,050,112
Miller Industries, Inc.	6,800	148,104
Mueller Industries, Inc.	31,800	861,780
Mueller Water Products, Inc., Class A	97,400	837,640
Navistar International Corp.*	28,000	247,520
Proto Labs, Inc.*	12,300	783,387
RBC Bearings, Inc.*	13,000	839,670
Rexnord Corp.*	55,800	1,011,096
Standex International Corp.	9,600	798,240
Sun Hydraulics Corp.	12,000	380,760
Tennant Co.	13,800	776,388
TriMas Corp.*	32,000	596,800
Twin Disc, Inc.	500	5,260
Valmont Industries, Inc.	33,195	3,519,334
Wabash National Corp.*	37,700	445,991
Wabtec Corp.	69,190	4,920,793
Watts Water Technologies, Inc., Class A	17,792	883,729
Woodward, Inc.	34,300	1,703,338

		72,506,156

Marine (0.7%)
Kirby Corp.*	225,187	11,849,340
Matson, Inc.	23,300	993,279

		12,842,619

Professional Services (1.4%)
Acacia Research Corp.	5,200	22,308
Advisory Board Co.*	26,700	1,324,587
CBIZ, Inc.*	14,300	140,998
CEB, Inc.	17,900	1,098,881
Exponent, Inc.	13,900	694,305
FTI Consulting, Inc.*	22,800	790,248
Heidrick & Struggles International, Inc.	9,700	264,034
Huron Consulting Group, Inc.*	13,569	805,999
ICF International, Inc.*	11,700	416,052
Insperity, Inc.	14,100	678,915
Kforce, Inc.	13,100	331,168
Korn/Ferry International	30,100	998,718
Navigant Consulting, Inc.*	38,800	623,128
On Assignment, Inc.*	27,300	1,227,135
Pendrell Corp.*	44,100	22,098
Resources Connection, Inc.	25,200	411,768
Robert Half International, Inc.	276,345	13,026,903
RPX Corp.*	33,700	370,700
TriNet Group, Inc.*	22,600	437,310
TrueBlue, Inc.*	28,300	729,008
VSE Corp.	300	18,654
WageWorks, Inc.*	22,292	1,011,388

		25,444,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Road & Rail (0.8%)
ArcBest Corp.	18,600	$397,854
Celadon Group, Inc.	5,300	52,417
Genesee & Wyoming, Inc., Class A*	201,955	10,842,964
Heartland Express, Inc.	37,900	645,058
Knight Transportation, Inc.	36,200	877,126
Roadrunner Transportation Systems, Inc.*	7,200	67,896
Saia, Inc.*	14,700	327,075
Swift Transportation Co.*	56,900	786,358
Universal Truckload Services, Inc.	1,000	14,040
Werner Enterprises, Inc.	30,200	706,378
YRC Worldwide, Inc.*	17,400	246,732

		14,963,898

Trading Companies & Distributors (1.7%)
Aircastle Ltd.	41,700	871,113
Applied Industrial Technologies, Inc.	25,400	1,028,446
Beacon Roofing Supply, Inc.*	26,200	1,078,916
DXP Enterprises, Inc.*	2,300	52,440
H&E Equipment Services, Inc.	21,700	379,316
Kaman Corp.	20,700	844,767
MRC Global, Inc.*	56,500	728,850
Rush Enterprises, Inc., Class A*	22,000	481,580
TAL International Group, Inc.*	17,700	281,430
United Rentals, Inc.*	159,971	11,604,296
Univar, Inc.*	22,079	375,564
Watsco, Inc.	106,040	12,420,465

		30,147,183

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	33,300	398,601

Total Industrials		292,542,349

Information Technology (21.0%)
Communications Equipment (1.9%)
ADTRAN, Inc.	42,500	731,850
Bel Fuse, Inc., Class B	250	4,322
Black Box Corp.	6,200	59,086
CalAmp Corp.*	32,600	649,718
Ciena Corp.*	603,250	12,481,242
CommScope Holding Co., Inc.*	197,310	5,108,356
Digi International, Inc.*	7,450	84,781
Finisar Corp.*	64,300	934,922
Infinera Corp.*	75,000	1,359,000
InterDigital, Inc.	19,800	970,992
Ixia*	32,750	407,083
KVH Industries, Inc.*	9,700	91,374
NETGEAR, Inc.*	17,100	716,661
NetScout Systems, Inc.*	50,400	1,547,280
Palo Alto Networks, Inc.*	22,739	4,005,247
Plantronics, Inc.	19,200	910,464
Polycom, Inc.*	87,800	1,105,402
Ruckus Wireless, Inc.*	30,500	326,655
ShoreTel, Inc.*	34,430	304,706
Sonus Networks, Inc.*	12,800	91,264
Ubiquiti Networks, Inc.*	18,900	598,941
ViaSat, Inc.*	23,400	1,427,634

		33,916,980

Electronic Equipment, Instruments & Components (1.4%)
Agilysys, Inc.*	11,150	$111,389
Anixter International, Inc.*	18,200	1,099,098
AVX Corp.	25,300	307,142
Badger Meter, Inc.	9,500	556,605
Belden, Inc.	26,600	1,268,288
Benchmark Electronics, Inc.*	34,300	708,981
Checkpoint Systems, Inc.	17,300	108,471
Coherent, Inc.*	12,700	826,897
CTS Corp.	21,400	377,496
DTS, Inc.*	8,100	182,898
Electro Rent Corp.	12,200	112,240
ePlus, Inc.*	1,700	158,542
Fabrinet*	18,800	447,816
FARO Technologies, Inc.*	5,295	156,308
FEI Co.	22,000	1,755,380
GSI Group, Inc.*	6,400	87,168
II-VI, Inc.*	37,100	688,576
Insight Enterprises, Inc.*	21,300	535,056
InvenSense, Inc.*	41,000	419,430
Itron, Inc.*	20,500	741,690
Knowles Corp.*	46,700	622,511
Littelfuse, Inc.	13,200	1,412,532
Mercury Systems, Inc.*	18,600	341,496
Methode Electronics, Inc.	26,100	830,763
MTS Systems Corp.	11,300	716,533
Newport Corp.*	29,600	469,752
OSI Systems, Inc.*	10,500	930,930
Park Electrochemical Corp.	10,700	161,142
Plexus Corp.*	18,395	642,353
RealD, Inc.*	9,200	97,060
Rofin-Sinar Technologies, Inc.*	19,200	514,176
Rogers Corp.*	11,300	582,741
Sanmina Corp.*	50,800	1,045,464
ScanSource, Inc.*	21,400	689,508
SYNNEX Corp.	18,000	1,618,740
Tech Data Corp.*	20,100	1,334,238
Universal Display Corp.*	23,700	1,290,228
Vishay Intertechnology, Inc.	74,300	895,315
Vishay Precision Group, Inc.*	9,200	104,144

		24,949,097

Internet Software & Services (2.3%)
Bankrate, Inc.*	35,933	477,909
Carbonite, Inc.*	5,250	51,450
Cimpress N.V.*	18,000	1,460,520
comScore, Inc.*	22,900	942,335
Constant Contact, Inc.*	20,500	599,420
Cornerstone OnDemand, Inc.*	33,800	1,167,114
CoStar Group, Inc.*	88,361	18,263,335
Cvent, Inc.*	12,800	446,848
Demandware, Inc.*	19,100	1,030,827
EarthLink Holdings Corp.	58,850	437,255
Endurance International Group Holdings, Inc.*	32,100	350,853
Envestnet, Inc.*	21,600	644,760
Gogo, Inc.*	35,500	631,900
GrubHub, Inc.*	41,200	997,040
Internap Corp.*	17,200	110,080
Intralinks Holdings, Inc.*	8,300	75,281
j2 Global, Inc.	27,800	2,288,496

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Limelight Networks, Inc.*	41,200	$60,152
LogMeIn, Inc.*	14,600	979,660
Marketo, Inc.*	16,300	467,973
Monster Worldwide, Inc.*	53,200	304,836
NIC, Inc.	45,895	903,214
Pandora Media, Inc.*	371,255	4,978,530
Q2 Holdings, Inc.*	8,200	216,234
Quotient Technology, Inc.*	21,100	143,902
RealNetworks, Inc.*	3,700	15,725
RetailMeNot, Inc.*	9,100	90,272
Shutterstock, Inc.*	9,700	313,698
SPS Commerce, Inc.*	12,300	863,583
Stamps.com, Inc.*	8,700	953,607
TechTarget, Inc.*	21,300	171,039
Textura Corp.*	5,400	116,532
TrueCar, Inc.*	1,300	12,402
Web.com Group, Inc.*	30,400	608,304
WebMD Health Corp.*	25,400	1,226,820

		42,401,906

IT Services (2.6%)
Acxiom Corp.*	42,600	891,192
Blackhawk Network Holdings, Inc.*	34,495	1,525,024
CACI International, Inc., Class A*	13,100	1,215,418
Cardtronics, Inc.*	30,900	1,039,785
Cass Information Systems, Inc.	5,101	262,497
Ciber, Inc.*	22,400	78,624
Convergys Corp.	58,800	1,463,532
CSG Systems International, Inc.	22,600	813,148
EPAM Systems, Inc.*	26,800	2,107,016
Euronet Worldwide, Inc.*	27,540	1,994,722
Everi Holdings, Inc.*	18,800	82,532
EVERTEC, Inc.	41,700	698,058
ExlService Holdings, Inc.*	23,600	1,060,348
Forrester Research, Inc.	5,600	159,488
Heartland Payment Systems, Inc.	20,600	1,953,292
Luxoft Holding, Inc.*	10,100	779,013
ManTech International Corp., Class A	14,700	444,528
MAXIMUS, Inc.	35,120	1,975,500
NeuStar, Inc., Class A*	38,300	918,051
Perficient, Inc.*	19,700	337,264
Science Applications International Corp.	26,700	1,222,326
Sykes Enterprises, Inc.*	24,228	745,738
Syntel, Inc.*	22,100	1,000,025
Travelport Worldwide Ltd.	57,900	746,910
Unisys Corp.*	30,389	335,798
Vantiv, Inc., Class A*	322,111	15,274,504
VeriFone Systems, Inc.*	236,882	6,637,434
Virtusa Corp.*	15,800	653,172

		46,414,939

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Energy Industries, Inc.*	24,400	688,812
Advanced Micro Devices, Inc.*	348,700	1,000,769
Ambarella, Inc.*	17,500	975,450
Amkor Technology, Inc.*	35,800	217,664

Applied Micro Circuits Corp.*	24,400	$155,428
Axcelis Technologies, Inc.*	34,400	89,096
Brooks Automation, Inc.	40,700	434,676
Cabot Microelectronics Corp.*	17,000	744,260
Cavium, Inc.*	175,083	11,504,704
CEVA, Inc.*	8,900	207,904
Cirrus Logic, Inc.*	36,300	1,071,939
Cohu, Inc.	3,600	43,452
Diodes, Inc.*	21,300	489,474
DSP Group, Inc.*	24,200	228,448
Entegris, Inc.*	83,200	1,104,064
Exar Corp.*	4,550	27,892
Fairchild Semiconductor International, Inc.*	62,100	1,286,091
Inphi Corp.*	18,500	499,870
Integrated Device Technology, Inc.*	83,400	2,197,590
Intersil Corp., Class A	76,100	971,036
IXYS Corp.	2,650	33,470
Kopin Corp.*	34,550	93,976
Lattice Semiconductor Corp.*	61,900	400,493
MA-COM Technology Solutions Holdings, Inc.*	12,900	527,481
MaxLinear, Inc., Class A*	22,856	336,669
Mellanox Technologies Ltd.*	98,953	4,169,879
Microsemi Corp.*	55,500	1,808,745
MKS Instruments, Inc.	30,800	1,108,800
Monolithic Power Systems, Inc.	22,700	1,446,217
Nanometrics, Inc.*	5,750	87,055
NVE Corp.	1,250	70,225
OmniVision Technologies, Inc.*	38,600	1,120,172
ON Semiconductor Corp.*	1,290,508	12,646,978
PDF Solutions, Inc.*	11,300	122,492
Photronics, Inc.*	42,400	527,880
PMC-Sierra, Inc.*	107,700	1,251,474
Power Integrations, Inc.	20,000	972,600
Rambus, Inc.*	70,500	817,095
Semtech Corp.*	46,400	877,888
Silicon Laboratories, Inc.*	27,600	1,339,704
Synaptics, Inc.*	22,500	1,807,650
Tessera Technologies, Inc.	32,600	978,326
Ultratech, Inc.*	8,500	168,470
Veeco Instruments, Inc.*	31,188	641,225

		57,293,583

Software (9.3%)
ACI Worldwide, Inc.*	66,481	1,422,693
American Software, Inc., Class A	22,100	224,978
Aspen Technology, Inc.*	230,682	8,710,552
Atlassian Corp. plc, Class A*	223,512	6,723,241
AVG Technologies N.V.*	22,500	451,125
Blackbaud, Inc.	27,000	1,778,220
Bottomline Technologies de, Inc.*	23,900	710,547
BroadSoft, Inc.*	21,400	756,704
Cadence Design Systems, Inc.*	702,521	14,619,462
Callidus Software, Inc.*	28,000	519,960
CommVault Systems, Inc.*	28,200	1,109,670
Digimarc Corp.*	600	21,906
Ebix, Inc.	18,100	593,499
Ellie Mae, Inc.*	16,800	1,011,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Epiq Systems, Inc.	12,400	$162,068
Fair Isaac Corp.	17,000	1,601,060
Fleetmatics Group plc*	23,700	1,203,723
Gigamon, Inc.*	14,000	371,980
Glu Mobile, Inc.*	19,200	46,656
Guidance Software, Inc.*	24,500	147,490
Guidewire Software, Inc.*	249,742	15,024,479
HubSpot, Inc.*	206,110	11,606,054
Imperva, Inc.*	13,800	873,678
Infoblox, Inc.*	36,200	665,718
Interactive Intelligence Group, Inc.*	10,200	320,484
Manhattan Associates, Inc.*	40,500	2,679,885
Mentor Graphics Corp.	53,300	981,786
MicroStrategy, Inc., Class A*	5,900	1,057,811
Monotype Imaging Holdings, Inc.	25,800	609,912
NetSuite, Inc.*	143,224	12,119,615
Paycom Software, Inc.*	17,300	650,999
Paylocity Holding Corp.*	8,200	332,510
Pegasystems, Inc.	25,400	698,500
Progress Software Corp.*	31,250	750,000
Proofpoint, Inc.*	23,500	1,527,735
PROS Holdings, Inc.*	8,850	203,904
Qlik Technologies, Inc.*	367,810	11,644,865
Qualys, Inc.*	12,500	413,625
RealPage, Inc.*	27,800	624,110
RingCentral, Inc., Class A*	29,400	693,252
Rovi Corp.*	48,500	808,010
ServiceNow, Inc.*	99,878	8,645,440
SolarWinds, Inc.*	93,266	5,493,367
Synchronoss Technologies, Inc.*	19,000	669,370
Tableau Software, Inc., Class A*	120,180	11,323,360
Take-Two Interactive Software, Inc.*	416,853	14,523,158
Tangoe, Inc.*	5,500	46,145
TiVo, Inc.*	53,200	459,116
Tyler Technologies, Inc.*	18,300	3,190,056
Ultimate Software Group, Inc.*	73,488	14,367,639
VASCO Data Security International, Inc.*	15,900	266,007
Verint Systems, Inc.*	37,321	1,513,740
Xura, Inc.*	12,300	302,334
Zendesk, Inc.*	29,500	779,980
Zix Corp.*	16,050	81,534

		168,135,576

Technology Hardware, Storage & Peripherals (0.3%)
Cray, Inc.*	24,700	801,515
Diebold, Inc.	35,600	1,071,204
Electronics for Imaging, Inc.*	29,449	1,376,446
Immersion Corp.*	11,600	135,256
Nimble Storage, Inc.*	3,600	33,120
QLogic Corp.*	51,500	628,300
Stratasys Ltd.*	27,900	655,092
Super Micro Computer, Inc.*	22,600	553,926

		5,254,859

Total Information Technology		378,366,940

Materials (3.1%)
Chemicals (1.6%)
A. Schulman, Inc.	18,100	$554,584
Axiall Corp.	37,800	582,120
Balchem Corp.	16,600	1,009,280
Calgon Carbon Corp.	36,300	626,175
Chemtura Corp.*	42,500	1,158,975
Ferro Corp.*	44,554	495,440
Flotek Industries, Inc.*	35,800	409,552
H.B. Fuller Co.	26,900	981,043
Hawkins, Inc.	100	3,577
Innophos Holdings, Inc.	11,900	344,862
Innospec, Inc.	17,000	923,270
Intrepid Potash, Inc.*	26,500	78,175
KMG Chemicals, Inc.	3,500	80,570
Koppers Holdings, Inc.*	3,500	63,875
Kraton Performance Polymers, Inc.*	22,900	380,369
LSB Industries, Inc.*	11,500	83,375
Minerals Technologies, Inc.	19,600	898,856
Olin Corp.	90,323	1,558,975
PolyOne Corp.	467,847	14,858,821
Quaker Chemical Corp.	10,100	780,326
Rayonier Advanced Materials, Inc.	16,600	162,514
Rentech, Inc.*	4,030	14,186
Sensient Technologies Corp.	25,500	1,601,910
Stepan Co.	11,600	576,404
Tronox Ltd., Class A	39,000	152,490

		28,379,724

Construction Materials (0.6%)
Headwaters, Inc.*	46,200	779,394
Martin Marietta Materials, Inc.	69,767	9,528,777
Summit Materials, Inc., Class A*	14,210	284,768
U.S. Concrete, Inc.*	6,800	358,088

		10,951,027

Containers & Packaging (0.2%)
Berry Plastics Group, Inc.*	65,500	2,369,790
Greif, Inc., Class A	16,900	520,689

		2,890,479

Metals & Mining (0.3%)
Carpenter Technology Corp.	27,600	835,452
Cliffs Natural Resources, Inc.*	33,000	52,140
Coeur Mining, Inc.*	59,870	148,477
Commercial Metals Co.	64,900	888,481
Ferroglobe plc	45,200	485,900
Hecla Mining Co.	222,100	419,769
Horsehead Holding Corp.*	30,500	62,525
Kaiser Aluminum Corp.	11,000	920,260
Materion Corp.	14,300	400,400
Stillwater Mining Co.*	77,875	667,389
SunCoke Energy, Inc.	22,830	79,220
TimkenSteel Corp.	10,700	89,666
Worthington Industries, Inc.	33,799	1,018,702

		6,068,381

Paper & Forest Products (0.4%)
Boise Cascade Co.*	25,000	638,250
Clearwater Paper Corp.*	12,828	584,059

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Deltic Timber Corp.	7,100	$417,977
KapStone Paper and Packaging Corp.	52,100	1,176,939
Louisiana-Pacific Corp.*	84,400	1,520,044
Neenah Paper, Inc.	10,100	630,543
P.H. Glatfelter Co.	29,400	542,136
Schweitzer-Mauduit International, Inc.	22,800	957,372
Wausau Paper Corp.	5,900	60,357

		6,527,677

Total Materials		54,817,288

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
8x8, Inc.*	62,900	720,205
Atlantic Tele-Network, Inc.	4,700	367,681
Cincinnati Bell, Inc.*	152,000	547,200
Cogent Communications Holdings, Inc.	24,500	849,905
Consolidated Communications Holdings, Inc.	31,299	655,714
FairPoint Communications, Inc.*	25,700	412,999
General Communication, Inc., Class A*	27,600	545,928
Globalstar, Inc.*	261,000	375,840
inContact, Inc.*	39,000	372,060
Inteliquent, Inc.	19,800	351,846
Iridium Communications, Inc.*	34,300	288,463
Vonage Holdings Corp.*	90,900	521,766
Windstream Holdings, Inc.	55,300	356,132

		6,365,739

Wireless Telecommunication Services (0.0%)
NTELOS Holdings Corp.*	13,200	120,648
Shenandoah Telecommunications Co.	13,664	588,235
Spok Holdings, Inc.	9,443	172,996

		881,879

Total Telecommunication Services		7,247,618

Utilities (1.8%)
Electric Utilities (0.6%)
ALLETE, Inc.	27,300	1,387,659
Cleco Corp.	34,600	1,806,466
El Paso Electric Co.	20,500	789,250
Empire District Electric Co.	27,825	781,047
IDACORP, Inc.	29,000	1,972,000
MGE Energy, Inc.	23,100	1,071,840
Otter Tail Corp.	25,300	673,739
PNM Resources, Inc.	40,300	1,231,971
Portland General Electric Co.	48,400	1,760,308

		11,474,280

Gas Utilities (0.7%)
Chesapeake Utilities Corp.	8,040	456,270
Laclede Group, Inc.	22,100	1,312,961
New Jersey Resources Corp.	47,800	1,575,488
Northwest Natural Gas Co.	13,500	683,235
ONE Gas, Inc.	26,900	1,349,573
Piedmont Natural Gas Co., Inc.#	41,800	2,383,436

South Jersey Industries, Inc.	45,200	1,063,104
Southwest Gas Corp.	26,600	1,467,256
WGL Holdings, Inc.	29,700	1,870,803

		12,162,126

Independent Power and Renewable Electricity Producers (0.2%)
Abengoa Yield plc	26,919	519,268
Dynegy, Inc.*	76,651	1,027,123
NRG Yield, Inc., Class A	14,300	198,913
NRG Yield, Inc., Class C	34,592	510,578
Ormat Technologies, Inc.	19,200	700,224
Pattern Energy Group, Inc.	25,100	524,841
Talen Energy Corp.*	45,700	284,711

		3,765,658

Multi-Utilities (0.2%)
Avista Corp.	32,500	1,149,525
Black Hills Corp.	26,200	1,216,466
NorthWestern Corp.	27,691	1,502,237

		3,868,228

Water Utilities (0.1%)
American States Water Co.	24,000	1,006,800
California Water Service Group	23,000	535,210

		1,542,010

Total Utilities		32,812,302

Total Common Stocks (99.0%) (Cost $1,276,384,641)		1,782,184,079

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics International Ltd. (Contingent Value Shares) (b)*†	52,100	3,126
Durata Therapeutics, Inc. (Contingent Value Shares) (b)*†	5,000	600

		3,726

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares), (b)*†	11,400	—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares), (b)*†	5,500	2,475

		2,475

Total Health Care		6,201

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	38,700	73,143

Total Telecommunication Services		73,143

Total Rights (0.0%) (Cost $—)		79,344

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	11,460	$—

SHORT-TERM INVESTMENT:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	15,725,506	15,725,506

Total Short-Term Investment (0.9%) (Cost $15,725,506)		15,725,506

Total Investments (99.9%) (Cost $1,292,110,147)		1,797,988,929
Other Assets Less Liabilities (0.1%)		$1,591,726

Net Assets (100%)		$1,799,580,655

*	Non-income producing.
†	Securities (totaling $79,344 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,915,136.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	62	March-16	$7,093,168	$7,015,300	$(77,868)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$308,191,738	$283,463	$—		$308,475,201
Consumer Staples	36,706,775	—	—		36,706,775
Energy	39,192,877	—	—		39,192,877
Financials	307,723,753	—	—		307,723,753
Health Care	324,298,976	—	—		324,298,976
Industrials	292,542,349	—	—		292,542,349
Information Technology	378,366,940	—	—		378,366,940
Materials	54,817,288	—	—		54,817,288
Telecommunication Services	7,247,618	—	—		7,247,618
Utilities	32,812,302	—	—		32,812,302
Rights
Health Care	—	—	6,201		6,201
Telecommunication Services	—	—	73,143		73,143
Short-Term Investments	15,725,506	—	—		15,725,506
Warrants
Energy	—	—	—	(c)	—	(c)

Total Assets	$1,797,626,122	$283,463	$79,344		$1,797,988,929

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Liabilities:
Futures	$(77,868)	$—	$—	$(77,868)

Total Liabilities	$(77,868)	$—	$—	$(77,868)

Total	$1,797,548,254	$283,463	$79,344	$1,797,911,061

(a)	A security with a market value of $283,463 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	Securities with a market value of $73,743 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net Assets - Unrealized depreciation	$(77,868	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$427,270	$427,270

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(313,775)	$(313,775)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,009,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$743,354,325
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$966,622,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$610,087,329
Aggregate gross unrealized depreciation	(109,779,781)

Net unrealized appreciation	$500,307,548

Federal income tax cost of investments	$1,297,681,381

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,292,110,147)	$1,797,988,929
Cash	2,003,085
Receivable for securities sold	1,792,003
Dividends, interest and other receivables	1,568,217
Receivable from Separate Accounts for Trust shares sold	109,824
Other assets	6,373

Total assets	1,803,468,431

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,630,853
Investment management fees payable	849,329
Payable for securities purchased	823,023
Administrative fees payable	191,544
Distribution fees payable – Class IB	145,297
Distribution fees payable – Class IA	96,177
Due to broker for futures variation margin	71,300
Trustees’ fees payable	2,820
Accrued expenses	77,433

Total liabilities	3,887,776

NET ASSETS	$1,799,580,655

Net assets were comprised of:
Paid in capital	$1,273,726,305
Accumulated undistributed net investment income (loss)	1,481,904
Accumulated undistributed net realized gain (loss) on investments and futures	18,571,532
Net unrealized appreciation (depreciation) on investments and futures	505,800,914

Net assets	$1,799,580,655

Class IA
Net asset value, offering and redemption price per share, $448,500,992 / 26,054,022 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.21

Class IB
Net asset value, offering and redemption price per share, $681,187,269 / 42,178,898 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.15

Class K
Net asset value, offering and redemption price per share, $669,892,394 / 38,911,563 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $5,488 foreign withholding tax)	$17,311,172
Interest	15,878

Total income	17,327,050

EXPENSES
Investment management fees	11,074,043
Administrative fees	2,495,772
Distribution fees – Class IB	1,840,101
Distribution fees – Class IA	1,224,877
Custodian fees	173,700
Printing and mailing expenses	90,849
Professional fees	74,969
Trustees’ fees	41,951
Miscellaneous	48,609

Total expenses	17,064,871

NET INVESTMENT INCOME (LOSS)	262,179

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	214,247,587
Futures	427,270

Net realized gain (loss)	214,674,857

Change in unrealized appreciation (depreciation) on:
Investments	(263,118,952)
Futures	(313,775)

Net change in unrealized appreciation (depreciation)	(263,432,727)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(48,757,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,495,691)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$262,179	$31,311
Net realized gain (loss) on investments and futures	214,674,857	227,741,719
Net change in unrealized appreciation (depreciation) on investments and futures	(263,432,727)	(155,086,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(48,495,691)	72,686,365

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	—
Class IB	—	—
Class K	(748,776)	—

	(748,776)	—

Distributions from net realized capital gains
Class IA	(50,311,483)	(52,618,073)
Class IB	(80,838,865)	(82,181,220)
Class K	(76,800,269)	(91,876,470)

	(207,950,617)	(226,675,763)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(208,699,393)	(226,675,763)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 892,411 and 1,362,525 shares, respectively ]	17,987,588	29,142,259
Capital shares issued in reinvestment of dividends and distributions [ 2,922,196 and 2,633,738 shares, respectively ]	50,311,483	52,618,073
Capital shares repurchased [ (2,755,614) and (3,084,171) shares, respectively ]	(55,728,570)	(65,579,238)

Total Class IA transactions	12,570,501	16,181,094

Class IB
Capital shares sold [ 3,479,843 and 2,690,217 shares, respectively ]	67,723,166	54,434,793
Capital shares issued in reinvestment of dividends and distributions [ 5,000,342 and 4,350,822 shares, respectively ]	80,838,865	82,181,220
Capital shares repurchased [ (5,578,486) and (7,543,971) shares, respectively ]	(106,167,803)	(152,156,034)

Total Class IB transactions	42,394,228	(15,540,021)

Class K
Capital shares sold [ 946,360 and 922,754 shares, respectively ]	19,258,371	19,692,439
Capital shares issued in reinvestment of dividends and distributions [ 4,500,291 and 4,596,310 shares, respectively ]	77,549,045	91,876,470
Capital shares repurchased [ (9,006,126) and (9,965,834) shares, respectively ]	(181,976,841)	(213,265,557)

Total Class K transactions	(85,169,425)	(101,696,648)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,204,696)	(101,055,575)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(287,399,780)	(255,044,973)
NET ASSETS:
Beginning of year	2,086,980,435	2,342,025,408

End of year (a)	$1,799,580,655	$2,086,980,435

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,481,904	$2,587,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.95	$21.52	$17.06	$15.69	$16.46

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.02)†	(0.03)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments and futures	(0.58)	0.79	6.46	2.41	(0.08)

Total from investment operations	(0.60)	0.77	6.43	2.44	(0.09)

Less distributions:
Dividends from net investment income	—	—	— #	(0.04)	—
Distributions from net realized gains	(2.14)	(2.34)	(1.97)	(1.03)	(0.68)

Total dividends and distributions	(2.14)	(2.34)	(1.97)	(1.07)	(0.68)

Net asset value, end of year	$17.21	$19.95	$21.52	$17.06	$15.69

Total return	(2.91)%	3.56%	38.16%	15.57%	(0.37)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$448,501	$498,752	$518,280	$408,020	$425,468
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.94%	0.95%	0.97%	1.07%	0.85%
Before fees paid indirectly (f)	0.94%	0.95%	0.97%	1.07%	0.86%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.08)%	(0.10)%	(0.13)%	0.20%	(0.07)%
Before fees paid indirectly (f)	(0.08)%	(0.10)%	(0.13)%	0.19%	(0.07)%
Portfolio turnover rate^	38%	37%	43%	49%	50%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.86	$20.46	$16.29	$15.02	$15.83

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.02)†	(0.02)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments and futures	(0.55)	0.76	6.16	2.31	(0.09)

Total from investment operations	(0.57)	0.74	6.14	2.34	(0.13)

Less distributions:
Dividends from net investment income	—	—	— #	(0.04)	—
Distributions from net realized gains	(2.14)	(2.34)	(1.97)	(1.03)	(0.68)

Total dividends and distributions	(2.14)	(2.34)	(1.97)	(1.07)	(0.68)

Net asset value, end of year	$16.15	$18.86	$20.46	$16.29	$15.02

Total return	(2.92)%	3.60%	38.18%	15.59%	(0.64)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$681,187	$740,667	$813,964	$628,666	$592,924
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.94%	0.95%	0.97%	1.06%	1.10	%(c)
Before fees paid indirectly (f)	0.94%	0.95%	0.97%	1.07%	1.11%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.08)%	(0.10)%	(0.13)%	0.21%	(0.26)%
Before fees paid indirectly (f)	(0.08)%	(0.10)%	(0.13)%	0.20%	(0.27)%
Portfolio turnover rate^	38%	37%	43%	49%	50%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$19.96	$21.52	$17.06	$15.69	$14.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03	0.02 †	0.09	0.02
Net realized and unrealized gain (loss) on investments and futures	(0.59)	0.75	6.47	2.39	1.73

Total from investment operations	(0.56)	0.78	6.49	2.48	1.75

Less distributions:
Dividends from net investment income	(0.04)	—	(0.06)	(0.08)	—
Distributions from net realized gains	(2.14)	(2.34)	(1.97)	(1.03)	(0.68)

Total dividends and distributions	(2.18)	(2.34)	(2.03)	(1.11)	(0.68)

Net asset value, end of period	$17.22	$19.96	$21.52	$17.06	$15.69

Total return (b)	(2.66)%	3.86%	38.50%	15.86%	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$669,892	$847,562	$1,009,781	$803,535	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.69%	0.70%	0.72%	0.81%	0.86%
Before fees paid indirectly (a)(f)	0.69%	0.70%	0.72%	0.82%	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.16%	0.14%	0.12%	0.50%	0.29%
Before fees paid indirectly (a)(f)	0.16%	0.14%	0.12%	0.49%	0.28%
Portfolio turnover rate^	38%	37%	43%	49%	50%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Total Returns as of 12/31/15
Since Incept.
Portfolio – Class IB Shares*	(2.20)%
Portfolio – Class K Shares*	(2.03)
Barclays U.S. Aggregate Bond Index	(0.68)
* Date of inception 4/30/15. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.20)% for the period ended December 31, 2015. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index returned (0.68)%, over the same period.

Portfolio Highlights

What helped performance during the period:

•

Since inception, the best performing sector within the Portfolio was residential mortgage-backed securities (RMBS). Specifically, non-Agency RMBS added strong interest income and have generally added modest price appreciation.

•	U.S. state municipal holdings also benefitted from positive price returns as the sector benefitted from sustained demand and lower than expected supply.

•	The Portfolio’s duration was shorter than the benchmark throughout the period, which helped to benefit returns in the rising interest rate environment.

What hurt performance during the period:

•	High Yield debt detracted from performance due to the unprecedented decline of the oil and gas sector and the persistent weakness in the commodities complex.

•

Emerging Market Fixed Income additionally experienced a volatile year and those positions held in the Portfolio detracted from returns due to high yield weakness and global economic concerns — particularly out of China.

•	The Federal Reserve rate hike, albeit an insignificant amount, combined with falling commodity prices led to investment grade corporate debt decline and detracted from Portfolio performance

Portfolio Positioning and Outlook — DoubleLine Capital LP

We believe broad market volatility will likely persist into the new year given current macroeconomic conditions relating to China, widening credit spreads in the developed and emerging markets and continuing weakness of commodity prices. With those themes, High Yield, Emerging Market Fixed Income and other credit-sensitive sectors could have a rocky year in 2016. We expect to only opportunistically allocate to those sectors if positive technical situations arise, but otherwise we do not anticipate adding much exposure here. Within the securitized products space, however, we believe Government/Agency RMBS will continue to benefit from the U.S. Federal Reserve’s reinvestment of mortgage-backed security paydowns. Prepayments will likely be motivated by more housing turnover as more first time home buyers enter the market and as credit availability in the mortgage market incrementally increases; RMBS issuance will also increase on a net basis as a result of this, in our opinion. If a Federal Reserve rate hiking cycle occurs, the current coupon mortgage basis will likely widen, but this may provide opportunistic trading in certain segments of the RMBS market.

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	6.91
Weighted Average Coupon (%)	3.98
Weighted Average Effective Duration (Years)*	4.40
Weighted Average Rating**	A3

*   Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	40.4%
Asset-Backed and Mortgage-Backed Securities	24.0
Financials	10.3
Investment Companies	2.7
Consumer Staples	2.7
Industrials	2.4
Utilities	2.3
Materials	2.3
Consumer Discretionary	2.0
Energy	1.8
Telecommunication Services	1.7
Information Technology	1.6
Health Care	1.6
Cash and Other	4.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$986.90	$5.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class K
Actual	1,000.00	987.59	4.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.25

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.08% and 0.84%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (24.0%)
Asset-Backed Securities (5.1%)
Apidos CLO XXI, Series 2015-21A C 3.827%, 7/18/27 (l)§	$500,000	$449,093
Series 2015-21A D 5.827%, 7/18/27 (l)§	250,000	206,058
Babson CLO Ltd., Series 2012-2A CR 3.962%, 5/15/23 (l)§	250,000	240,647
BlueMountain CLO Ltd., Series 2012-2A C 3.112%, 11/20/24 (l)§	250,000	245,636
Series 2015-2A D 3.826%, 7/18/27 (l)§	250,000	227,073
Clydesdale CLO Ltd., Series 2006-1A C 1.812%, 12/19/18 (l)§	250,000	238,544
Eaton Vance CDO VIII Ltd., Series 2006-8A B 1.012%, 8/15/22 (l)§	250,000	236,973
LCM XII LP, Series 12A DR 4.015%, 10/19/22 (l)§	500,000	489,153
Madison Park Funding XV Ltd., Series 2014-15A A2 2.723%, 1/27/26 (l)§	285,000	285,298
Series 2014-15A C 4.023%, 1/27/26 (l)§	250,000	237,910
Venture XVII CLO Ltd., Series 2014-17A C 3.170%, 7/15/26 (l)§	250,000	235,837

		3,092,222

Non-Agency CMO (18.9%)
Banc of America Funding Corp., Series 2005-6 1A8 6.000%, 10/25/35	899,475	849,698
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15 AM 5.363%, 2/11/44	150,000	150,608
Citigroup Commercial Mortgage Trust, Series 2015-GC35 XA 1.062%, 11/10/48 IO (l)	850,000	51,101
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2 1A2 2.670%, 3/25/36 (l)	1,261,358	1,176,890
COMM Mortgage Trust, Series 2013-CR10 XA 0.975%, 8/10/46 IO (l)	2,175,194	96,587
Series 2014-KYO F 3.801%, 6/11/27 (l)§	60,000	58,639
Series 2015-CR22 D 4.128%, 3/10/48 (l)§	140,000	110,170
Series 2015-CR23 D 4.257%, 5/10/48 (l)	140,000	108,272
Series 2015-CR26 B 4.496%, 10/10/48 (l)	100,000	99,875

Series 2015-CR26 XA 1.069%, 10/10/48 IO (l)	$1,298,675	$93,349
Series 2015-LC23 C 4.646%, 10/10/53 (l)	64,000	60,147
Commercial Mortgage Trust, Series 2007-GG11 AJ 6.049%, 12/10/49 (l)	140,000	143,187
Series 2007-GG9 AMFX 5.475%, 3/10/39	140,000	144,041
Countrywide Alternative Loan Trust, Series 2006-19CB A15 6.000%, 8/25/36	523,118	467,389
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-J4 A15 6.250%, 9/25/36	963,081	873,171
Series 2007-HY1 1A1 2.632%, 4/25/37 (l)	794,944	727,988
Series 2007-HY1 2A1 4.438%, 3/25/37 (l)	441,934	415,781
Credit Suisse Commercial Mortgage Trust, Series 2007-C4 A1AM 5.949%, 9/15/39 (l)	140,000	146,474
CSAIL Commercial Mortgage Trust, Series 2015-C2 AS 3.849%, 6/15/57	140,000	139,719
Series 2015-C4 C 4.586%, 11/15/48 (l)	64,000	59,078
First Horizon Mortgage Pass-Through Trust, Series 2006-2 1A3 6.000%, 8/25/36	594,960	561,403
GE Commercial Mortgage Corp. Trust, Series 2007-C1 AM 5.606%, 12/10/49 (l)	85,700	87,832
GS Mortgage Securities Corp. II, Series 2013-GC10 XA 1.620%, 2/10/46 IO (l)	1,473,117	122,911
Series 2014-GC20 XA 1.191%, 4/10/47 IO (l)	1,961,830	130,551
GS Mortgage Securities Trust, Series 2014-GC26 D 4.511%, 11/10/47 (b)(l)§	43,000	35,004
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9 AM 5.372%, 5/15/47	140,000	141,698
Series 2007-C1 AM 5.953%, 2/15/51 (l)	140,000	145,257
Series 2007-LD12 AM 6.009%, 2/15/51 (l)	100,000	104,414
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1 XA 1.318%, 1/15/49 IO (l)	1,000,000	68,972
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32 C 4.669%, 11/15/48 (l)	105,000	92,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

LB-UBS Commercial Mortgage Trust, Series 2007-C1 AJ 5.484%, 2/15/40	$65,000	$65,389
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2 AJ 5.889%, 6/12/46 (l)	150,000	150,205
Series 2007-5 AM 5.419%, 8/12/48	140,000	143,470
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19 C 4.000%, 12/15/47	125,000	112,152
Series 2015-C20 C 4.462%, 2/15/48 (l)	125,000	114,793
Series 2015-C26 D 3.060%, 10/15/48 (b)§	100,000	69,335
Morgan Stanley Capital I Trust, Series 2007-HQ11 AJ 5.508%, 2/12/44 (l)	64,000	64,852
Series 2015-UBS8 XA 1.142%, 12/15/48 IO (l)	1,100,000	76,113
Series 2015-XLF2 AJ 3.331%, 8/15/26 (l)§	65,000	64,857
RFMSI Trust, Series 2006-S6 A14 6.000%, 7/25/36	779,056	730,898
Suntrust Alternative Loan Trust, Series 2005-1F 2A8 6.000%, 12/25/35	739,615	675,355
Wells Fargo Alternative Loan Trust, Series 2007-PA2 1A1 6.000%, 6/25/37	884,095	838,767
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 D 3.938%, 8/15/50§	150,000	118,864
Series 2015-C28 C 4.139%, 5/15/48 (l)	140,000	122,938
Series 2015-C31 C 4.612%, 11/15/48 (l)	105,000	95,434
Series 2015-C31 XA 1.127%, 11/15/48 IO (l)	1,249,205	99,284
Series 2015-LC22 C 4.538%, 9/15/58 (l)	50,000	45,620
Series 2015-P2 A4 3.809%, 12/15/48	66,000	67,539
Series 2015-P2 XA 1.177%, 12/15/48 IO (l)	1,000,000	70,475
WF-RBS Commercial Mortgage Trust, Series 2014-C21 XA 1.181%, 8/15/47 IO (l)	2,962,171	203,134

		11,392,207

Total Asset-Backed and Mortgage-Backed Securities		14,484,429

Corporate Bonds (28.7%)
Consumer Discretionary (2.0%)
Auto Components (0.3%)
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	$25,000	$26,125
Dana Holding Corp. 5.500%, 12/15/24	15,000	14,512
Delphi Automotive plc 4.250%, 1/15/26	8,000	7,980
Delphi Corp. 4.150%, 3/15/24	60,000	60,525
Goodyear Tire & Rubber Co. 5.125%, 11/15/23	25,000	25,688
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875%, 3/15/19	15,000	14,831

		149,661

Automobiles (0.1%)
Ford Motor Co. 7.450%, 7/16/31	45,000	55,526

Diversified Consumer Services (0.0%)
Service Corp. International 5.375%, 1/15/22	20,000	20,900

Hotels, Restaurants & Leisure (0.2%)
NCL Corp. Ltd. 5.250%, 11/15/19§	25,000	25,500
Sabre GLBL, Inc. 5.250%, 11/15/23§	15,000	14,832
Scientific Games International, Inc. 7.000%, 1/1/22§	25,000	23,813
Station Casinos LLC 7.500%, 3/1/21	15,000	15,300
Viking Cruises Ltd. 8.500%, 10/15/22§	15,000	14,278

		93,723

Household Durables (0.0%)
WCI Communities, Inc. 6.875%, 8/15/21	20,000	21,013

Internet & Catalog Retail (0.1%)
Amazon.com, Inc. 3.800%, 12/5/24	30,000	31,156

Media (1.1%)
21st Century Fox America, Inc. 4.750%, 9/15/44	30,000	28,901
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20§	35,000	34,212
Comcast Corp. 4.200%, 8/15/34	10,000	9,935
4.400%, 8/15/35	50,000	50,253
CSC Holdings LLC 5.250%, 6/1/24	10,000	8,700
Globo Comunicacao e Participacoes S.A. 5.307%, 5/11/22 (e)(m)	200,000	199,000
Gray Television, Inc. 7.500%, 10/1/20	25,000	25,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Regal Entertainment Group 5.750%, 3/15/22	$10,000	$10,050
Sinclair Television Group, Inc. 5.625%, 8/1/24§	25,000	24,328
TEGNA, Inc. 4.875%, 9/15/21§	35,000	35,262
Time Warner, Inc. 3.600%, 7/15/25	30,000	29,138
Tribune Media Co. 5.875%, 7/15/22§	30,000	29,888
VTR Finance B.V. 6.875%, 1/15/24 (m)	200,000	185,000

		670,387

Multiline Retail (0.0%)
Dollar Tree, Inc. 5.750%, 3/1/23§	10,000	10,400

Specialty Retail (0.2%)
Asbury Automotive Group, Inc. 6.000%, 12/15/24	10,000	10,350
Home Depot, Inc. 3.350%, 9/15/25	71,000	72,673
Sally Holdings LLC/Sally Capital, Inc.
5.750%, 6/1/22	25,000	26,125

		109,148

Textiles, Apparel & Luxury Goods (0.0%)
Levi Strauss & Co.
5.000%, 5/1/25	15,000	14,588

Total Consumer Discretionary		1,176,502

Consumer Staples (2.7%)
Beverages (0.4%)
Central American Bottling Corp.
6.750%, 2/9/22 (m)	200,000	203,000
Coca-Cola Co.
1.650%, 11/1/18	30,000	30,250
1.875%, 10/27/20	30,000	29,639

		262,889

Food & Staples Retailing (0.5%)
Cencosud S.A.
4.875%, 1/20/23 (m)	200,000	188,000
Kroger Co.
3.400%, 4/15/22	80,000	80,621
Rite Aid Corp.
6.125%, 4/1/23§	20,000	20,550

		289,171

Food Products (1.6%)
Grupo Bimbo S.A.B. de C.V.
4.500%, 1/25/22 (m)	150,000	154,248
JBS Investments GmbH
7.250%, 4/3/24 (m)	200,000	180,542
JBS USA LLC/JBS USA Finance, Inc.
5.750%, 6/15/25§	25,000	21,317
Kellogg Co.
7.450%, 4/1/31	18,000	22,740

Kraft Heinz Foods Co.
1.600%, 6/30/17§	$60,000	$59,774
Marfrig Holding Europe B.V.
6.875%, 6/24/19 (m)	200,000	179,500
Minerva Luxembourg S.A.
8.750%, 4/3/19 (l)(m)(y)	200,000	182,000
Pilgrim’s Pride Corp.
5.750%, 3/15/25§	10,000	9,775
Post Holdings, Inc.
7.375%, 2/15/22	15,000	15,675
Tyson Foods, Inc.
3.950%, 8/15/24	115,000	118,369

		943,940

Household Products (0.0%)
Spectrum Brands, Inc.
5.750%, 7/15/25§	25,000	25,687

Personal Products (0.1%)
Revlon Consumer Products Corp.
5.750%, 2/15/21	30,000	28,950

Tobacco (0.1%)
Reynolds American, Inc.
4.000%, 6/12/22	55,000	57,195

Total Consumer Staples		1,607,832

Energy (1.8%)
Energy Equipment & Services (0.1%)
Schlumberger Holdings Corp.
2.350%, 12/21/18 (b)§	35,000	34,739

Oil, Gas & Consumable Fuels (1.7%)
Apache Corp.
4.750%, 4/15/43	65,000	55,066
BP Capital Markets plc
3.062%, 3/17/22	60,000	59,261
Chevron Corp.
1.365%, 3/2/18	39,000	38,717
1.790%, 11/16/18	23,000	22,885
Cosan Overseas Ltd.
8.250%, 2/5/16 (m)(y)	100,000	80,000
Devon Energy Corp.
6.300%, 1/15/19	50,000	51,498
Ecopetrol S.A.
5.875%, 5/28/45	200,000	141,750
Energy Transfer Partners LP
4.750%, 1/15/26	65,000	55,302
Enterprise Products Operating LLC
3.700%, 2/15/26	43,000	38,826
EP Energy LLC/Everest Acquisition Finance, Inc.
9.375%, 5/1/20	25,000	15,563
Kinder Morgan Energy Partners LP
6.950%, 1/15/38	50,000	45,168
Memorial Production Partners LP/Memorial Production Finance Corp.
6.875%, 8/1/22	40,000	11,400
Pacific Exploration and Production Corp
7.250%, 12/12/21 (m)	100,000	19,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Petroleos Mexicanos
5.625%, 1/23/46§	$130,000	$99,476
Phillips 66
5.875%, 5/1/42	15,000	15,168
4.875%, 11/15/44	10,000	8,793
Sanchez Energy Corp.
6.125%, 1/15/23	20,000	10,900
SandRidge Energy, Inc.
8.750%, 6/1/20§	15,000	4,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.250%, 10/15/22§	35,000	32,967
Transportadora de Gas Internacional S.A. ESP
5.700%, 3/20/22 (m)	200,000	200,500
Triangle USA Petroleum Corp.
6.750%, 7/15/22§	55,000	16,913
Ultra Petroleum Corp.
5.750%, 12/15/18§	25,000	5,625
6.125%, 10/1/24§	80,000	18,000

		1,047,053

Total Energy		1,081,792

Financials (10.3%)
Banks (6.9%)
Agromercantil Senior Trust
6.250%, 4/10/19 (m)	200,000	201,500
Australia & New Zealand Banking Group Ltd./New York
4.875%, 1/12/21§	100,000	110,254
Banco Bilbao Vizcaya Argentaria Colombia S.A.
4.875%, 4/21/25§	200,000	191,400
Banco Continental SAECA
8.875%, 10/15/17 (m)	150,000	152,399
Banco de Costa Rica
5.250%, 8/12/18 (m)	200,000	199,500
Banco de Credito del Peru
6.125%, 4/24/27 (l)(m)	250,000	261,250
Banco GNB Sudameris S.A.
7.500%, 7/30/22 (m)	200,000	200,000
Banco Internacional del Peru SAA Interbank
6.625%, 3/19/29 (l)(m)	250,000	250,000
Banco Nacional de Comercio Exterior SNC
4.375%, 10/14/25§	200,000	197,500
Banco Nacional de Costa Rica
4.875%, 11/1/18 (m)	200,000	198,500
Bank of America Corp.
2.000%, 1/11/18	90,000	89,771
Bank of Montreal
2.375%, 1/25/19	60,000	60,557
BB&T Corp.
2.450%, 1/15/20	60,000	59,966
Citigroup, Inc.
2.650%, 10/26/20	90,000	89,335
CorpGroup Banking S.A.
6.750%, 3/15/23 (m)	250,000	231,250
Global Bank Corp.
5.125%, 10/30/19 (m)	200,000	197,200

Grupo Aval Ltd.
4.750%, 9/26/22 (m)	$200,000	$188,000
Grupo Elektra S.A.B. de C.V.
7.250%, 8/6/18 (m)	200,000	176,500
Industrial Senior Trust
5.500%, 11/1/22 (m)	200,000	184,250
JPMorgan Chase & Co.
2.550%, 10/29/20	64,000	63,478
4.250%, 10/1/27	60,000	59,945
MUFG Americas Holdings Corp.
1.625%, 2/9/18	60,000	59,466
Oversea-Chinese Banking Corp., Ltd.
4.000%, 10/15/24 (l)(m)	200,000	204,054
PNC Funding Corp.
3.300%, 3/8/22	65,000	66,679
Royal Bank of Canada
2.000%, 12/10/18	15,000	15,014
Toronto-Dominion Bank
1.750%, 7/23/18	65,000	65,015
United Overseas Bank Ltd.
3.750%, 9/19/24 (l)(m)	200,000	202,328
Wells Fargo & Co.
3.550%, 9/29/25	120,000	121,084
Westpac Banking Corp.
2.600%, 11/23/20	65,000	64,846

		4,161,041

Capital Markets (0.4%)
Goldman Sachs Group, Inc.
2.600%, 4/23/20	60,000	59,895
Morgan Stanley
2.650%, 1/27/20	60,000	59,761
3.750%, 2/25/23	60,000	61,634
State Street Corp.
3.550%, 8/18/25	45,000	46,173

		227,463

Consumer Finance (1.2%)
Ally Financial, Inc.
4.125%, 3/30/20	65,000	64,594
American Express Credit Corp.
2.250%, 8/15/19	120,000	119,803
Financiera Independencia S.A.B. de C.V. SOFOM ENR
7.500%, 6/3/19 (m)	205,000	188,600
General Motors Financial Co., Inc.
2.400%, 4/10/18	20,000	19,825
3.200%, 7/13/20	60,000	58,687
Synchrony Financial
3.000%, 8/15/19	65,000	64,900
Unifin Financiera SAPI de C.V. SOFOM ENR
6.250%, 7/22/19 (m)	200,000	183,000

		699,409

Diversified Financial Services (1.1%)
Argos Merger Sub, Inc.
7.125%, 3/15/23§	10,000	9,915
Corp Financiera de Desarrollo S.A.
5.250%, 7/15/29 (l)(m)	200,000	196,000
General Electric Capital Corp.
2.900%, 1/9/17	115,000	116,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Guanay Finance Ltd.
6.000%, 12/15/20 (m)	$250,000	$246,875
McGraw Hill Financial, Inc.
4.400%, 2/15/26	30,000	30,689
National Rural Utilities Cooperative Finance Corp.
2.000%, 1/27/20	95,000	93,270

		693,742

Insurance (0.5%)
Liberty Mutual Group, Inc.
6.500%, 5/1/42§	75,000	85,806
MetLife, Inc.
4.125%, 8/13/42	130,000	122,075
TIAA Asset Management Finance Co. LLC
2.950%, 11/1/19§	70,000	70,055

		277,936

Real Estate Investment Trusts (REITs) (0.2%)
Boston Properties LP
4.125%, 5/15/21	55,000	57,703
Equinix, Inc.
5.875%, 1/15/26	15,000	15,450
Simon Property Group LP
5.650%, 2/1/20	25,000	28,068
4.125%, 12/1/21	25,000	26,676

		127,897

Total Financials		6,187,488

Health Care (1.6%)
Biotechnology (0.2%)
Amgen, Inc.
2.700%, 5/1/22	30,000	29,108
Baxalta, Inc.
5.250%, 6/23/45§	45,000	45,207
Celgene Corp.
3.875%, 8/15/25	30,000	29,882

		104,197

Health Care Equipment & Supplies (0.2%)
Alere, Inc.
6.500%, 6/15/20	30,000	28,725
Covidien International Finance S.A.
2.950%, 6/15/23	30,000	29,595
Zimmer Biomet Holdings, Inc.
1.450%, 4/1/17	55,000	54,651

		112,971

Health Care Providers & Services (0.6%)
Anthem, Inc.
2.300%, 7/15/18	60,000	60,075
Cardinal Health, Inc.
1.950%, 6/15/18	60,000	59,821
HCA, Inc.
5.375%, 2/1/25	15,000	14,850
5.875%, 2/15/26	20,000	19,750
Laboratory Corp. of America Holdings
2.500%, 11/1/18	55,000	55,154
4.700%, 2/1/45	65,000	58,940

LifePoint Health, Inc.
5.500%, 12/1/21	$15,000	$15,000
5.875%, 12/1/23	15,000	15,093
Select Medical Corp.
6.375%, 6/1/21	40,000	35,152
Team Health, Inc.
7.250%, 12/15/23§	10,000	10,325
Tenet Healthcare Corp.
6.750%, 6/15/23	25,000	23,188

		367,348

Life Sciences Tools & Services (0.2%)
Quintiles Transnational Corp.
4.875%, 5/15/23§	15,000	15,037
Thermo Fisher Scientific, Inc.
3.300%, 2/15/22	90,000	89,783

		104,820

Pharmaceuticals (0.4%)
AbbVie, Inc.
4.700%, 5/14/45	61,000	59,592
Actavis Funding SCS
2.350%, 3/12/18	59,000	58,979
AstraZeneca plc
2.375%, 11/16/20	65,000	64,305
Novartis Capital Corp.
3.000%, 11/20/25	30,000	29,650
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	65,000	62,154

		274,680

Total Health Care		964,016

Industrials (2.4%)
Aerospace & Defense (0.2%)
Boeing Co.
6.875%, 3/15/39	40,000	55,159
Lockheed Martin Corp.
4.700%, 5/15/46	60,000	61,284
TransDigm, Inc.
6.000%, 7/15/22	35,000	34,212

		150,655

Air Freight & Logistics (0.2%)
Air Medical Merger Sub Corp.
6.375%, 5/15/23§	30,000	26,550
FedEx Corp.
4.750%, 11/15/45	65,000	64,400

		90,950

Airlines (0.2%)
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd.
8.375%, 5/10/20 (m)	200,000	130,000

Commercial Services & Supplies (0.1%)
Gates Global LLC/Gates Global Co.
6.000%, 7/15/22§	60,000	43,050
Waste Management, Inc.
4.100%, 3/1/45	50,000	46,631

		89,681

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Construction & Engineering (0.1%)
Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc.
6.375%, 5/1/22§	$40,000	$34,000

Machinery (0.1%)
Milacron LLC/Mcron Finance Corp.
7.750%, 2/15/21§	35,000	32,900
Terex Corp.
6.000%, 5/15/21	25,000	22,969

		55,869

Road & Rail (0.5%)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.500%, 4/1/23	35,000	35,088
Burlington Northern Santa Fe LLC
4.550%, 9/1/44	60,000	57,665
Lima Metro Line 2 Finance Ltd.
5.875%, 7/5/34 (m)	200,000	194,500
OPE KAG Finance Sub, Inc.
7.875%, 7/31/23§	15,000	14,906

		302,159

Trading Companies & Distributors (0.2%)
Air Lease Corp.
3.750%, 2/1/22	65,000	64,553
HD Supply, Inc.
7.500%, 7/15/20	25,000	26,062
United Rentals North America, Inc.
7.625%, 4/15/22	15,000	15,938

		106,553

Transportation Infrastructure (0.8%)
Aeropuertos Dominicanos Siglo XXI S.A.
9.750%, 11/13/19 (m)	200,000	208,000
ENA Norte Trust
4.950%, 4/25/23 (m)	295,449	301,099

		509,099

Total Industrials		1,468,966

Information Technology (1.6%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
1.650%, 6/15/18	60,000	60,235
CommScope, Inc.
5.000%, 6/15/21§	25,000	23,813

		84,048

IT Services (0.9%)
Fidelity National Information Services, Inc.
3.625%, 10/15/20	45,000	45,564
First Data Corp.
7.000%, 12/1/23§	10,000	10,020
5.750%, 1/15/24§	15,000	14,832
International Business Machines Corp.
1.250%, 2/8/18	210,000	208,876
Sixsigma Networks Mexico S.A. de C.V.
8.250%, 11/7/21 (m)	200,000	191,000

Xerox Corp.
2.950%, 3/15/17	$55,000	$55,238

		525,530

Software (0.5%)
Activision Blizzard, Inc.
5.625%, 9/15/21§	25,000	26,037
Audatex North America, Inc.
6.000%, 6/15/21§	25,000	25,000
Ensemble S Merger Sub, Inc.
9.000%, 9/30/23§	35,000	33,512
Infor U.S., Inc.
6.500%, 5/15/22§	30,000	25,350
Microsoft Corp.
4.450%, 11/3/45	60,000	61,719
Oracle Corp.
2.250%, 10/8/19	115,000	115,695

		287,313

Technology Hardware, Storage & Peripherals (0.1%)
Apple, Inc.
0.900%, 5/12/17	37,000	36,914
Hewlett Packard Enterprise Co.
3.600%, 10/15/20§	50,000	49,548

		86,462

Total Information Technology		983,353

Materials (2.3%)
Chemicals (0.5%)
Ashland, Inc.
4.750%, 8/15/22	25,000	24,313
Dow Chemical Co.
3.000%, 11/15/22	65,000	62,357
Grupo Idesa S.A. de C.V.
7.875%, 12/18/20 (m)	200,000	197,750
Hexion, Inc.
6.625%, 4/15/20	35,000	27,300
Platform Specialty Products Corp.
6.500%, 2/1/22§	10,000	8,650

		320,370

Construction Materials (0.5%)
CIMPOR Financial Operations B.V.
5.750%, 7/17/24 (m)	200,000	130,500
Union Andina de Cementos SAA
5.875%, 10/30/21 (m)	200,000	192,500

		323,000

Containers & Packaging (0.1%)
Berry Plastics Corp.
5.500%, 5/15/22	15,000	14,859
Plastipak Holdings, Inc.
6.500%, 10/1/21§	25,000	24,125

		38,984

Metals & Mining (1.0%)
Cia Minera Ares S.A.C.
7.750%, 1/23/21 (m)	200,000	184,000
Freeport-McMoRan, Inc.
3.875%, 3/15/23	200,000	112,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Southern Copper Corp.
5.875%, 4/23/45	$50,000	$37,734
Vedanta Resources plc
7.125%, 5/31/23 (m)	200,000	109,000
Volcan Cia Minera SAA
5.375%, 2/2/22 (m)	200,000	128,000

		570,734

Paper & Forest Products (0.2%)
Georgia-Pacific LLC
3.600%, 3/1/25§	125,000	123,923

Total Materials		1,377,011

Telecommunication Services (1.7%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.
3.400%, 5/15/25	65,000	62,499
British Telecommunications plc
5.950%, 1/15/18	100,000	107,644
CCO Holdings LLC/CCO Holdings Capital Corp.
5.250%, 9/30/22	35,000	35,087
5.125%, 5/1/23§	10,000	9,963
Frontier Communications Corp.
10.500%, 9/15/22§	15,000	14,887
Level 3 Communications, Inc.
5.750%, 12/1/22	25,000	25,563
Orange S.A.
2.750%, 9/14/16	35,000	35,377
2.750%, 2/6/19	20,000	20,253
Verizon Communications, Inc.
4.400%, 11/1/34	135,000	124,706

		435,979

Wireless Telecommunication Services (1.0%)
Digicel Group Ltd.
7.125%, 4/1/22 (m)	250,000	188,750
Empresa Nacional de Telecomunicaciones S.A.
4.750%, 8/1/26 (m)	200,000	188,250
SBA Communications Corp.
5.625%, 10/1/19	25,000	26,125
Telefonica Celular del Paraguay S.A.
6.750%, 12/13/22 (m)	200,000	184,000
T-Mobile USA, Inc.
6.500%, 1/15/26	15,000	15,143

		602,268

Total Telecommunication Services		1,038,247

Utilities (2.3%)
Electric Utilities (1.6%)
Abengoa Transmision Sur S.A.
6.875%, 4/30/43 (m)	200,000	207,500
Comision Federal de Electricidad
6.125%, 6/16/45 (m)	200,000	180,750
Duke Energy Progress LLC
4.150%, 12/1/44	55,000	53,899
Empresa Electrica Guacolda S.A.
4.560%, 4/30/25§	200,000	184,250
Mexico Generadora de Energia S de rl
5.500%, 12/6/32 (m)	242,060	214,526

Southern Co.
2.450%, 9/1/18	$90,000	$90,319

		931,244

Gas Utilities (0.3%)
Empresa de Energia de Bogota S.A. ESP
6.125%, 11/10/21 (m)	200,000	205,000

Independent Power and Renewable Electricity Producers (0.3%)
Empresa Electrica Angamos S.A.
4.875%, 5/25/29 (m)	200,000	178,500

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co.
6.500%, 9/15/37	61,000	74,244

Total Utilities		1,388,988

Total Corporate Bonds		17,274,195

Government Securities (40.4%)
Agency CMO (18.8%)
Federal Home Loan Mortgage Corp.
3.000%, 2/15/44	940,700	951,959
3.000%, 6/15/44	607,219	611,642
3.000%, 2/15/45	512,642	448,397
3.000%, 4/1/45	2,906,554	2,904,624
3.000%, 7/1/45	983,601	982,948
3.000%, 8/1/45	1,479,171	1,478,188
Federal National Mortgage Association
3.000%, 4/1/45	1,440,569	1,429,258
3.000%, 3/25/44	1,647,349	1,662,513
3.000%, 1/25/45	842,011	861,796

		11,331,325

Foreign Governments (1.1%)
Aeropuerto Internacional de Tocumen S.A.
5.750%, 10/9/23	200,000	206,197
Republic of Colombia
4.375%, 7/12/21	350,000	351,750
United Mexican States
4.000%, 10/2/23	90,000	91,170

		649,117

Municipal Bonds (0.2%)
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series 2015A
5.000%, 3/15/33	60,000	70,736
State of California, Various Purpose, General Obligations Bonds,
5.000%, 8/1/33	80,000	94,996

		165,732

U.S. Treasuries (20.3%)
U.S. Treasury Bonds
2.750%, 11/15/42	1,460,000	1,392,903
3.000%, 11/15/44	750,000	747,861
U.S. Treasury Notes
0.375%, 3/31/16	2,010,000	2,010,236
0.500%, 6/30/16	1,150,000	1,149,809
1.000%, 5/15/18	280,000	278,608
0.125%, 4/15/19 TIPS	1,634,354	1,624,096
2.250%, 3/31/21	1,140,000	1,163,101
1.875%, 11/30/21	260,000	258,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

1.750%, 3/31/22	$1,120,000	$1,102,741
1.750%, 5/15/23	970,000	945,068
2.250%, 11/15/24	1,570,000	1,569,249

		12,242,580

Total Government Securities		24,388,754

Total Long-Term Debt Securities (93.1%) (Cost $58,052,168)		56,147,378

	Number of Shares	Value (Note 1)
INVESTMENT COMPANY:
Investment Company (2.7%)
DoubleLine Floating Rate Fund‡ (Cost $1,700,000)‡	168,986	1,650,994

Total Investments (95.8%) (Cost $59,752,168)		57,798,372
Other Assets Less Liabilities (4.2%)		2,532,494

Net Assets (100%)		$60,330,866

‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $5,571,517 or 9.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $8,945,621 or 14.8% of net assets.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2015.

Glossary:

CMO	— Collateralized Mortgage Obligation
IO	— Interest Only
TIPS	— Treasury Inflation Protected Security

Country Diversification
As a Percentage of Total Net Assets
Australia	0.3%
Austria	0.3
Bermuda	0.4
Brazil	0.3
Canada	0.3
Cayman Islands	6.9
Chile	1.6
Colombia	2.1
Costa Rica	0.7
Curacao	0.1
Dominican Republic	0.3
France	0.1
Luxembourg	0.4
Mexico	3.1
Netherlands	0.8
Panama	1.4
Paraguay	0.6
Peru	2.4
Singapore	0.7
United Kingdom	0.9
United States	72.1
Cash and Other	4.2

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the period ended December 31, 2015, were as follows:

Securities	Value May 1, 2015*	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
DoubleLine Floating Rate Fund	$—	$1,700,000	$—	$1,650,994	$20,748	$—

*	Commencement of Operations.
†	When applicable, realized gain includes net distributions of realized gain received from Underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$3,092,222	$—	$3,092,222
Non-Agency CMO	—	11,392,207	—	11,392,207
Corporate Bonds
Consumer Discretionary	—	1,176,502	—	1,176,502
Consumer Staples	—	1,607,832	—	1,607,832
Energy	—	1,081,792	—	1,081,792
Financials	—	6,187,488	—	6,187,488
Health Care	—	964,016	—	964,016
Industrials	—	1,468,966	—	1,468,966
Information Technology	—	983,353	—	983,353
Materials	—	1,377,011	—	1,377,011
Telecommunication Services	—	1,038,247	—	1,038,247
Utilities	—	1,388,988	—	1,388,988
Government Securities
Agency CMO	—	11,331,325	—	11,331,325
Foreign Governments	—	649,117	—	649,117
Municipal Bonds	—	165,732	—	165,732
U.S. Treasuries	—	12,242,580	—	12,242,580
Investment Companies
Investment Companies	1,650,994	—	—	1,650,994

Total Assets	$1,650,994	$56,147,378	$—	$57,798,372

Total Liabilities	$—	$—	$—	$—

Total	$1,650,994	$56,147,378	$—	$57,798,372

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2015.

The Portfolio held no derivatives contracts during the period ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the period ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$60,227,980
Long-term U.S. government debt securities	37,947,931

$98,175,911

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$12,506,690
Long-term U.S. government debt securities	28,733,243

$41,239,933

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,850
Aggregate gross unrealized depreciation	(2,017,949)

Net unrealized depreciation	$(1,969,099)

Federal income tax cost of investments	$59,767,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,700,000)	$1,650,994
Unaffiliated Issuers (Cost $58,052,168)	56,147,378
Cash	2,276,621
Receivable for securities sold	1,671,140
Dividends, interest and other receivables	406,810
Deferred offering cost	13,732

Total assets	62,166,675

LIABILITIES
Payable for securities purchased	1,708,488
Investment management fees payable	41,529
Administrative fees payable	5,141
Distribution fees payable – Class IB	440
Accrued expenses	80,211

Total liabilities	1,835,809

NET ASSETS	$60,330,866

Net assets were comprised of:
Paid in capital	$62,602,989
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(318,327)
Net unrealized appreciation (depreciation) on investments	(1,953,796)

Net assets	$60,330,866

Class IB
Net asset value, offering and redemption price per share, $2,363,703 / 245,999 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.61

Class K
Net asset value, offering and redemption price per share, $57,967,163 / 6,032,402 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.61

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2015*

INVESTMENT INCOME
Interest	$1,294,410
Dividends ($20,748 of dividend income received from affiliates)	21,377

Total income	1,315,787

EXPENSES
Investment management fees	225,188
Professional fees	73,871
Administrative fees	37,856
Offering costs	27,803
Printing and mailing expenses	27,687
Custodian fees	10,000
Distribution fees – Class IB	1,421
Trustees’ fees	583
Miscellaneous	8,399

Gross expenses	412,808
Less: Waiver from investment manager	(93,285)
Reimbursement from sub-adviser	(3,521)

Net expenses	316,002

NET INVESTMENT INCOME (LOSS)	999,785

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(203,814)
Net change in unrealized appreciation (depreciation) on investments ($(49,006) of change in unrealized appreciation (depreciation) from affiliates)	(1,953,796)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,157,610)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,157,825)

*	The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$999,785
Net realized gain (loss) on investments	(203,814)
Net change in unrealized appreciation (depreciation) on investments	(1,953,796)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,157,825)

DIVIDENDS:
Dividends from net investment income
Class IB	(36,621)
Class K	(1,107,140)

TOTAL DIVIDENDS:	(1,143,761)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 263,299 shares ]	2,597,346
Capital shares issued in reinvestment of dividends [ 3,805 shares ]	36,621
Capital shares repurchased [ (21,105) shares ]	(208,655)

Total Class IB transactions	2,425,312

Class K
Capital shares sold [ 5,917,371 shares ]	59,100,000
Capital shares issued in reinvestment of dividends [ 115,031 shares ]	1,107,140

Total Class K transactions	60,207,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	62,632,452

TOTAL INCREASE (DECREASE) IN NET ASSETS	60,330,866
NET ASSETS:
Beginning of period	—

End of period (a)	$60,330,866

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17
Net realized and unrealized gain (loss) on investments	(0.39)

Total from investment operations	(0.22)

Less distributions:
Dividends from net investment income	(0.17)

Net asset value, end of period	$9.61

Total return (b)	(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	1.08%
Before waivers (a)(f)	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.54	%(l)
Before waivers(a)(f)	2.36	%(l)
Portfolio turnover rate (z)^	79%

Class K	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18
Net realized and unrealized gain (loss) on investments	(0.38)

Total from investment operations	(0.20)

Less distributions:
Dividends from net investment income	(0.19)

Net asset value, end of period	$9.61

Total return (b)	(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.84%
Before waivers (a)(f)	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.67	%(l)
Before waivers(a)(f)	2.47	%(l)
Portfolio turnover rate (z)^	79%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(3.01)%	5.65%	3.77%
Portfolio – Class IB Shares*	(3.01)	5.60	3.61
Portfolio – Class K Shares**	(2.76)	N/A	7.30
S&P 500 Index	1.38	12.57	7.08
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	2.58	4.11
50% Volatility Managed Index – Large Cap Core /50% Barclays U.S. Intermediate Government/Credit Bond Index	2.16	7.41	6.87
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.01)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 50% Volatility Managed Index — Large Cap Core/50% Barclays U.S. Intermediate Government/Credit Bond Index, returned 1.38%, 1.07% and 2.16%, respectively, over the same period.

Portfolio Highlights

The Portfolio has exposure to global equities and U.S. large-cap stocks, along with a moderate allocation to investment-grade corporate bonds. In 2015, the Portfolio’s equity Industrials sector holdings contributed positively to performance, particularly investments in aerospace and defense. Holdings in fixed-income securities of large banks also provided good returns. On the negative side, ongoing 2015 weakness in Energy and Materials prices weighed heavily on some equity holdings, while certain particular fixed-income holdings in the otherwise strong Communications sector also lagged. The Portfolio underperformed its primary bond benchmark, equity benchmark, and composite benchmark.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

During 2015, we increased our equity holdings and decreased our fixed income holdings as we found more opportunities in equities than in fixed income. We remain positive on global equity performance potential due to factors including further unemployment declines in key regions, an improved wage outlook for the global economy and the resiliency of corporate profitability. We believe low interest rates combined with the potential headwind of higher interest rates could challenge income-oriented investors. In this environment, we will apply our fundamental research and analysis to evaluate equity and fixed income investment opportunities.

Portfolio Characteristics as of December 31, 2015
Weighted Average Life (Years)	5.79
Weighted Average Coupon (%)	5.57
Weighted Average Modified Duration (Years)*	4.24
Weighted Average Rating**	BB	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	16.4%
Financials	11.5
Consumer Discretionary	8.2
Health Care	8.0
Information Technology	7.8
Utilities	7.6
Energy	7.5
Industrials	7.1
Materials	4.9
Telecommunication Services	4.9
Consumer Staples	3.3
Investment Companies	0.1
Cash and Other	12.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$973.69	$5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.02	5.24
Class IB
Actual	1,000.00	972.76	5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.02	5.24
Class K
Actual	1,000.00	975.27	3.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.28	3.97

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (0.3%)
Consumer Discretionary (0.1%)
Automobiles (0.1%)
Fiat Chrysler Automobiles N.V. 7.875%, 12/15/16	$1,000,000	$1,158,156

Total Consumer Discretionary		1,158,156

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Cobalt International Energy, Inc. 3.125%, 5/15/24	4,000,000	2,090,000

Total Energy		2,090,000

Total Convertible Bonds		3,248,156

Corporate Bonds (23.9%)
Consumer Discretionary (4.0%)
Auto Components (0.0%)
Delphi Corp. 4.150%, 3/15/24	75,000	75,656
Johnson Controls, Inc. 1.400%, 11/2/17	250,000	246,495

		322,151

Automobiles (0.1%)
Navistar, Inc. 6.500%, 8/15/17	760,128	665,112

Hotels, Restaurants & Leisure (0.7%)
Carnival Corp. 3.950%, 10/15/20	150,000	156,706
International Game Technology plc
6.250%, 2/15/22§	4,300,000	3,999,000
6.500%, 2/15/25§	4,300,000	3,784,000
Marriott International, Inc.
3.125%, 10/15/21	250,000	247,427
McDonald’s Corp.
5.350%, 3/1/18	140,000	149,758
3.625%, 5/20/21	150,000	155,144
MGM Resorts International
6.750%, 10/1/20	400,000	410,000
Wyndham Worldwide Corp.
4.250%, 3/1/22	150,000	149,871

		9,051,906

Household Durables (0.3%)
KB Home
7.500%, 9/15/22	4,000,000	3,970,000
Whirlpool Corp.
2.400%, 3/1/19	250,000	248,852

		4,218,852

Internet & Catalog Retail (0.0%)
Amazon.com, Inc.
2.600%, 12/5/19	250,000	254,074
3.300%, 12/5/21	150,000	154,424
QVC, Inc.
4.850%, 4/1/24	50,000	47,788

		456,286

Media (2.3%)
21st Century Fox America, Inc.
3.000%, 9/15/22	$150,000	$148,024
Altice Luxembourg S.A.
7.750%, 5/15/22§	800,000	722,000
7.625%, 2/15/25§	1,800,000	1,557,000
CBS Corp.
3.375%, 3/1/22	200,000	197,492
CCO Safari II LLC
3.579%, 7/23/20§	350,000	347,200
4.908%, 7/23/25§	100,000	99,680
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	25,000	34,516
Comcast Corp.
6.500%, 1/15/17	94,000	99,323
5.150%, 3/1/20	150,000	167,047
3.375%, 8/15/25	250,000	253,335
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.800%, 3/15/22	100,000	100,751
4.450%, 4/1/24	150,000	154,039
3.950%, 1/15/25	100,000	98,406
Discovery Communications LLC
5.050%, 6/1/20	100,000	106,257
DISH DBS Corp.
5.000%, 3/15/23	3,600,000	3,080,250
iHeartCommunications, Inc.
7.174%, 1/30/19	2,539,722	1,777,805
7.924%, 7/30/19	816,818	572,453
9.000%, 12/15/19	1,019,000	741,934
9.000%, 3/1/21	4,000,000	2,740,000
9.000%, 9/15/22	7,300,000	4,982,250
Interpublic Group of Cos., Inc.
4.200%, 4/15/24	150,000	148,403
NBCUniversal Media LLC
4.375%, 4/1/21	300,000	325,869
Scripps Networks Interactive, Inc.
3.900%, 11/15/24	150,000	143,161
Sirius XM Radio, Inc.
6.000%, 7/15/24§	2,000,000	2,075,000
Time Warner Cable, Inc.
8.250%, 4/1/19	170,000	195,047
4.000%, 9/1/21	100,000	101,001
Time Warner, Inc.
4.700%, 1/15/21	250,000	267,802
3.550%, 6/1/24	200,000	197,251
Univision Communications, Inc.
5.125%, 5/15/23§	7,000,000	6,737,500
Viacom, Inc.
3.500%, 4/1/17	68,000	69,046
2.750%, 12/15/19	165,000	162,648
4.250%, 9/1/23	100,000	96,731
Walt Disney Co.
2.550%, 2/15/22	250,000	250,340
WPP Finance 2010
3.750%, 9/19/24	100,000	99,311

		28,848,872

Multiline Retail (0.5%)
Belk, Inc.
5.750%, 11/18/22	5,000,000	4,450,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Dollar General Corp.
1.875%, 4/15/18	$150,000	$147,998
3.250%, 4/15/23	1,000,000	953,544
Kohl’s Corp.
4.750%, 12/15/23	100,000	102,288
Macy’s Retail Holdings, Inc.
3.875%, 1/15/22	150,000	148,817
Target Corp.
6.000%, 1/15/18	200,000	217,607
2.300%, 6/26/19	100,000	101,377

		6,121,631

Specialty Retail (0.1%)
AutoZone, Inc.
4.000%, 11/15/20	100,000	105,019
Gap, Inc.
5.950%, 4/12/21	50,000	52,926
Home Depot, Inc.
2.000%, 6/15/19	250,000	251,607
2.625%, 6/1/22	115,000	114,906

		524,458

Total Consumer Discretionary		50,209,268

Consumer Staples (0.8%)
Beverages (0.2%)
Anheuser-Busch InBev Finance, Inc.
2.150%, 2/1/19	250,000	249,793
3.700%, 2/1/24	100,000	102,018
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19	50,000	57,748
5.375%, 1/15/20	250,000	276,484
4.375%, 2/15/21	25,000	27,075
2.500%, 7/15/22	100,000	96,000
Coca-Cola Co.
3.150%, 11/15/20	100,000	104,582
3.200%, 11/1/23	200,000	207,197
Cott Beverages, Inc.
5.375%, 7/1/22	1,500,000	1,462,500
PepsiCo, Inc.
5.000%, 6/1/18	100,000	107,951
7.900%, 11/1/18	144,000	168,703
1.850%, 4/30/20	200,000	197,344
3.600%, 3/1/24	250,000	260,459

		3,317,854

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	96,763
2.250%, 2/15/22	85,000	83,423
CVS Health Corp.
5.750%, 6/1/17	75,000	79,436
2.250%, 8/12/19	350,000	349,297
3.500%, 7/20/22	500,000	509,847
Kroger Co.
6.150%, 1/15/20	150,000	168,870
2.950%, 11/1/21	150,000	148,224
Sysco Corp.
2.600%, 10/1/20	40,000	40,014
U.S. Foods, Inc.
8.500%, 6/30/19	1,000,000	1,031,250

Walgreen Co.
3.100%, 9/15/22	$150,000	$145,127
Walgreens Boots Alliance, Inc.
1.750%, 11/17/17	250,000	248,384
3.300%, 11/18/21	150,000	147,468
Wal-Mart Stores, Inc.
5.375%, 4/5/17	200,000	210,632
1.125%, 4/11/18	200,000	198,707
3.625%, 7/8/20	100,000	107,089
3.250%, 10/25/20	100,000	105,377
3.300%, 4/22/24	100,000	103,285

		3,773,193

Food Products (0.1%)
ConAgra Foods, Inc.
3.250%, 9/15/22	100,000	96,653
General Mills, Inc.
5.650%, 2/15/19	100,000	109,904
2.200%, 10/21/19	250,000	250,444
JM Smucker Co.
3.000%, 3/15/22	180,000	178,878
Kellogg Co.
3.250%, 5/21/18	200,000	205,116
Kraft Foods Group, Inc.
5.375%, 2/10/20	104,000	113,605
Kraft Heinz Foods Co.
2.800%, 7/2/20§	250,000	248,505
Mead Johnson Nutrition Co.
4.125%, 11/15/25	100,000	100,700
Tyson Foods, Inc.
2.650%, 8/15/19	250,000	250,270
4.500%, 6/15/22	100,000	106,614

		1,660,689

Household Products (0.1%)
Clorox Co.
3.050%, 9/15/22	150,000	148,383
3.500%, 12/15/24	100,000	99,225
Colgate-Palmolive Co.
1.500%, 11/1/18	150,000	150,168
Kimberly-Clark Corp.
6.125%, 8/1/17	50,000	53,740
3.625%, 8/1/20	50,000	52,883
Procter & Gamble Co.
4.700%, 2/15/19	350,000	380,789

		885,188

Tobacco (0.1%)
Altria Group, Inc.
9.250%, 8/6/19	45,000	54,964
2.625%, 1/14/20	200,000	199,849
2.850%, 8/9/22	200,000	195,523
4.000%, 1/31/24	100,000	103,688
Philip Morris International, Inc.
5.650%, 5/16/18	63,000	68,896
2.500%, 8/22/22	100,000	97,727
3.600%, 11/15/23	50,000	51,912
Reynolds American, Inc.
3.250%, 11/1/22	100,000	98,604

		871,163

Total Consumer Staples		10,508,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Energy (2.3%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
3.700%, 6/15/24	$150,000	$147,706
CHC Helicopter S.A.
9.250%, 10/15/20	1,350,000	621,000
Ensco plc
5.200%, 3/15/25	25,000	17,724
Halliburton Co.
2.000%, 8/1/18	100,000	98,881
3.250%, 11/15/21	100,000	100,253
3.800%, 11/15/25	30,000	29,461
Nabors Industries, Inc.
6.150%, 2/15/18	290,000	295,851
National Oilwell Varco, Inc.
2.600%, 12/1/22	150,000	131,814
Rowan Cos., Inc.
4.875%, 6/1/22	75,000	55,888
Weatherford International Ltd.
9.625%, 3/1/19	85,000	81,600

		1,580,178

Oil, Gas & Consumable Fuels (2.2%)
Anadarko Petroleum Corp.
3.450%, 7/15/24	150,000	132,749
Antero Resources Corp.
5.375%, 11/1/21	2,100,000	1,680,000
Bill Barrett Corp.
7.000%, 10/15/22	500,000	335,000
BP Capital Markets plc
1.375%, 5/10/18	250,000	247,049
2.315%, 2/13/20	200,000	197,867
4.500%, 10/1/20	100,000	106,736
3.814%, 2/10/24	250,000	251,400
California Resources Corp.
8.000%, 12/15/22 (b)§	1,540,000	804,650
6.000%, 11/15/24	575,000	176,813
Canadian Natural Resources Ltd.
5.700%, 5/15/17	100,000	102,280
Cenovus Energy, Inc.
5.700%, 10/15/19	90,000	95,160
Chesapeake Energy Corp.
7.250%, 12/15/18	3,000,000	1,200,000
8.000%, 12/15/22 (b)§	2,440,000	1,183,400
Chevron Corp.
1.345%, 11/15/17	250,000	248,997
2.193%, 11/15/19	35,000	34,876
2.355%, 12/5/22	150,000	143,789
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	200,000	188,610
ConocoPhillips Co.
2.875%, 11/15/21	120,000	117,051
2.400%, 12/15/22	150,000	136,637
Continental Resources, Inc.
4.500%, 4/15/23	100,000	71,232
Denbury Resources, Inc.
5.500%, 5/1/22	500,000	165,000
Devon Energy Corp.
4.000%, 7/15/21	100,000	92,109
Ecopetrol S.A.
7.625%, 7/23/19	50,000	54,440

Enable Midstream Partners LP
3.900%, 5/15/24	$150,000	$115,396
Enbridge Energy Partners LP
5.875%, 10/15/25	100,000	96,615
Enbridge, Inc.
5.600%, 4/1/17	250,000	258,325
Energy Transfer Equity LP
5.500%, 6/1/27	1,500,000	1,143,750
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	140,365
3.600%, 2/1/23	100,000	82,636
4.050%, 3/15/25	100,000	83,136
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	1,000,000	290,900
11.000%, 3/15/20§	900,000	315,000
Enterprise Products Operating LLC
2.550%, 10/15/19	100,000	95,990
3.350%, 3/15/23	150,000	138,230
EOG Resources, Inc.
5.625%, 6/1/19	15,000	16,519
4.100%, 2/1/21	100,000	105,266
EQT Corp.
4.875%, 11/15/21	50,000	48,002
Exxon Mobil Corp.
1.305%, 3/6/18	250,000	249,272
2.397%, 3/6/22	150,000	147,507
3.176%, 3/15/24	150,000	152,017
Fieldwood Energy LLC
8.375%, 9/30/20	2,500,000	370,832
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.625%, 5/1/21	64,000	39,124
Halcon Resources Corp.
13.000%, 2/15/22§	1,907,000	648,380
Husky Energy, Inc.
4.000%, 4/15/24	50,000	45,995
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	325,000	336,000
4.300%, 5/1/24	150,000	129,622
Kinder Morgan, Inc.
2.000%, 12/1/17	350,000	338,345
5.625%, 11/15/23§	2,300,000	2,141,974
7.750%, 1/15/32	1,700,000	1,620,627
Linn Energy LLC/Linn Energy Finance Corp.
12.000%, 12/15/20 (b)§	850,000	431,375
Marathon Oil Corp.
2.800%, 11/1/22	100,000	80,693
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	52,723
3.625%, 9/15/24	150,000	140,847
Murphy Oil Corp.
3.700%, 12/1/22	100,000	80,057
NGL Energy Partners LP/NGL Energy Finance Corp.
6.875%, 10/15/21	2,000,000	1,500,000
NGPL PipeCo LLC
7.119%, 12/15/17§	925,000	860,528
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.500%, 4/1/19	500,000	425,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Noble Energy, Inc.
4.150%, 12/15/21	$150,000	$146,415
Noble Holding International Ltd.
2.500%, 3/15/17	150,000	141,491
4.625%, 3/1/21	50,000	35,033
Occidental Petroleum Corp.
2.700%, 2/15/23	200,000	189,131
ONEOK Partners LP
8.625%, 3/1/19	100,000	110,304
Petroleos Mexicanos
5.750%, 3/1/18	300,000	311,550
3.500%, 7/18/18	200,000	198,250
4.875%, 1/24/22	250,000	240,625
4.250%, 1/15/25§	100,000	87,750
Phillips 66
2.950%, 5/1/17	250,000	253,200
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	40,000	41,137
3.850%, 10/15/23	100,000	82,950
Sabine Pass LNG LP
7.500%, 11/30/16	500,000	497,500
Sanchez Energy Corp.
7.750%, 6/15/21	2,800,000	1,694,000
SandRidge Energy, Inc.
8.750%, 1/15/20	750,000	78,750
Southwestern Energy Co.
4.100%, 3/15/22	100,000	62,923
Statoil ASA
3.125%, 8/17/17	250,000	256,316
5.250%, 4/15/19	25,000	27,378
2.900%, 11/8/20	200,000	202,636
2.750%, 11/10/21	150,000	150,765
Suncor Energy, Inc.
6.100%, 6/1/18	165,000	177,067
Sunoco Logistics Partners Operations LP
4.250%, 4/1/24	150,000	129,838
Total Capital International S.A.
2.700%, 1/25/23	200,000	192,771
Total Capital S.A.
4.125%, 1/28/21	250,000	268,166
TransCanada PipeLines Ltd.
7.125%, 1/15/19	118,000	131,593
3.800%, 10/1/20	100,000	101,990
Valero Energy Corp.
6.125%, 2/1/20	150,000	165,181
W&T Offshore, Inc.
8.500%, 6/15/19	3,100,000	992,000
Williams Cos., Inc.
7.875%, 9/1/21	93,000	83,596
Williams Partners LP
5.250%, 3/15/20	100,000	92,636
4.125%, 11/15/20	100,000	86,847
4.300%, 3/4/24	150,000	122,337

		27,839,019

Total Energy		29,419,197

Financials (5.9%)
Banks (3.7%)
Australia & New Zealand Banking Group Ltd./New York
2.250%, 6/13/19	$250,000	$250,079
Bank of America Corp.
6.400%, 8/28/17	150,000	160,725
5.650%, 5/1/18	550,000	592,026
2.600%, 1/15/19	250,000	250,546
7.625%, 6/1/19	250,000	289,430
2.250%, 4/21/20	300,000	292,992
5.700%, 1/24/22	100,000	112,981
3.300%, 1/11/23	150,000	148,006
4.125%, 1/22/24	100,000	103,359
4.000%, 4/1/24	350,000	358,178
4.000%, 1/22/25	250,000	244,522
6.100%, 3/17/15 (l)(y)	1,000,000	1,005,830
Bank of Montreal
2.500%, 1/11/17	150,000	152,107
2.375%, 1/25/19	50,000	50,464
Bank of Nova Scotia
1.300%, 7/21/17	250,000	249,428
2.050%, 6/5/19	250,000	248,735
Barclays Bank plc
2.500%, 2/20/19	200,000	201,407
5.140%, 10/14/20	100,000	108,165
Barclays plc
2.750%, 11/8/19	250,000	249,978
BB&T Corp.
2.050%, 6/19/18	200,000	200,009
2.450%, 1/15/20	300,000	299,829
BNP Paribas S.A.
2.700%, 8/20/18	100,000	101,550
3.250%, 3/3/23	100,000	99,845
4.250%, 10/15/24	200,000	197,327
Capital One Bank USA N.A.
1.300%, 6/5/17	250,000	248,284
Citigroup, Inc.
1.850%, 11/24/17	250,000	249,637
1.750%, 5/1/18	250,000	248,021
2.550%, 4/8/19	100,000	100,383
3.875%, 10/25/23	150,000	154,893
3.750%, 6/16/24	250,000	255,315
3.300%, 4/27/25	345,000	338,945
5.875%, 3/27/20 (l)(y)	4,000,000	3,950,000
5.950%, 8/15/20 (l)(y)	3,000,000	3,018,900
6.300%, 5/15/24 (l)(y)	4,500,000	4,365,000
Commonwealth Bank of Australia/New York
2.250%, 3/13/19	250,000	250,941
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	250,000	255,035
4.500%, 1/11/21	75,000	81,748
3.875%, 2/8/22	75,000	79,233
4.375%, 8/4/25	250,000	252,976
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A./New York
2.250%, 1/14/19	250,000	251,278
Credit Suisse Group Funding Guernsey Ltd.
3.125%, 12/10/20 (b)§	250,000	248,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Discover Bank/Delaware
3.200%, 8/9/21	$250,000	$248,376
Fifth Third Bancorp
2.300%, 3/1/19	125,000	125,067
HSBC Holdings plc
5.100%, 4/5/21	100,000	111,043
4.000%, 3/30/22	100,000	105,006
4.250%, 3/14/24	200,000	200,142
Huntington National Bank
2.200%, 4/1/19	250,000	248,711
Industrial & Commercial Bank of China Ltd./New York
3.231%, 11/13/19	250,000	254,345
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18	200,000	205,330
JPMorgan Chase & Co.
1.350%, 2/15/17	200,000	200,004
6.000%, 1/15/18	250,000	270,500
1.625%, 5/15/18	250,000	247,779
2.250%, 1/23/20	150,000	147,984
4.250%, 10/15/20	200,000	212,531
4.500%, 1/24/22	250,000	269,720
3.250%, 9/23/22	100,000	100,156
3.200%, 1/25/23	150,000	149,198
3.625%, 5/13/24	250,000	252,980
3.875%, 9/10/24	200,000	199,055
3.125%, 1/23/25	150,000	145,910
5.150%, 5/1/23 (l)(y)	2,000,000	1,880,000
7.900%, 4/30/18 (l)(y)	9,468,000	9,586,350
KeyCorp
2.900%, 9/15/20	100,000	99,626
5.100%, 3/24/21	50,000	54,797
KfW
0.625%, 12/15/16	250,000	248,456
0.750%, 3/17/17	500,000	497,053
1.000%, 6/11/18	250,000	246,946
1.125%, 8/6/18	750,000	744,118
4.875%, 6/17/19	250,000	275,311
1.500%, 4/20/20	250,000	245,647
2.750%, 9/8/20	150,000	154,213
2.625%, 1/25/22	300,000	308,308
2.125%, 1/17/23	250,000	247,417
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	123,000	128,371
0.875%, 9/12/17	350,000	348,008
Lloyds Bank plc
2.350%, 9/5/19	200,000	199,447
2.400%, 3/17/20	200,000	198,887
6.375%, 1/21/21	100,000	117,432
Manufacturers & Traders Trust Co.
1.400%, 7/25/17	250,000	248,749
MUFG Americas Holdings Corp.
3.000%, 2/10/25	50,000	48,021
MUFG Union Bank N.A.
2.250%, 5/6/19	250,000	250,358
Oesterreichische Kontrollbank AG
0.750%, 5/19/17	250,000	248,732
PNC Bank N.A.
2.250%, 7/2/19	250,000	250,495
PNC Financial Services Group, Inc.
3.900%, 4/29/24	250,000	255,627

PNC Funding Corp.
5.125%, 2/8/20	$100,000	$110,170
Royal Bank of Canada
2.200%, 7/27/18	250,000	252,143
Royal Bank of Scotland Group plc
1.875%, 3/31/17	100,000	99,500
6.400%, 10/21/19	100,000	110,375
Santander Holdings USA, Inc.
2.650%, 4/17/20	120,000	117,841
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19	250,000	251,869
2.650%, 7/23/20	250,000	250,278
SunTrust Banks, Inc./Georgia
3.500%, 1/20/17	50,000	50,895
2.350%, 11/1/18	150,000	150,941
Svenska Handelsbanken AB
2.250%, 6/17/19	250,000	250,558
Toronto-Dominion Bank
1.400%, 4/30/18	250,000	248,030
2.250%, 11/5/19	150,000	149,235
U.S. Bancorp
2.200%, 4/25/19	150,000	151,248
2.950%, 7/15/22	150,000	149,796
U.S. Bank N.A./Ohio
2.125%, 10/28/19	250,000	248,995
Wachovia Corp.
5.750%, 6/15/17 (b)§	100,000	105,741
Wells Fargo & Co.
5.625%, 12/11/17	250,000	268,433
2.150%, 1/15/19	150,000	150,461
2.600%, 7/22/20	105,000	105,207
3.500%, 3/8/22	100,000	103,473
3.450%, 2/13/23	100,000	100,309
4.125%, 8/15/23	100,000	103,637
3.300%, 9/9/24	250,000	249,318
5.900%, 6/15/24 (l)(y)	1,200,000	1,204,500
Westpac Banking Corp.
2.000%, 8/14/17	200,000	201,608
1.500%, 12/1/17	150,000	149,504
2.250%, 7/30/18	250,000	252,131

		46,478,913

Capital Markets (0.6%)
Ameriprise Financial, Inc.
5.300%, 3/15/20	100,000	110,840
Bank of New York Mellon Corp.
2.600%, 8/17/20	200,000	200,768
4.150%, 2/1/21	100,000	107,388
3.550%, 9/23/21	100,000	104,935
Charles Schwab Corp.
3.225%, 9/1/22	100,000	102,330
Credit Suisse AG/New York
5.400%, 1/14/20	100,000	109,348
4.375%, 8/5/20	250,000	268,140
3.625%, 9/9/24	250,000	252,200
Deutsche Bank AG/London
1.400%, 2/13/17	150,000	149,300
6.000%, 9/1/17	150,000	158,914
2.500%, 2/13/19	150,000	150,410
Goldman Sachs Group, Inc.
5.625%, 1/15/17	215,000	223,448
6.150%, 4/1/18	600,000	652,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.900%, 7/19/18	$150,000	$152,828
2.550%, 10/23/19	250,000	250,023
2.750%, 9/15/20	45,000	44,996
5.750%, 1/24/22	250,000	284,160
3.625%, 1/22/23	150,000	151,857
4.000%, 3/3/24	250,000	257,058
4.250%, 10/21/25	200,000	198,486
Jefferies Group LLC
5.125%, 4/13/18	100,000	104,166
8.500%, 7/15/19	75,000	87,262
Morgan Stanley
5.450%, 1/9/17	251,000	260,560
1.875%, 1/5/18	100,000	99,906
6.625%, 4/1/18	250,000	274,693
7.300%, 5/13/19	200,000	229,737
2.375%, 7/23/19	150,000	149,392
2.800%, 6/16/20	140,000	140,278
5.750%, 1/25/21	250,000	281,290
4.875%, 11/1/22	100,000	106,368
3.750%, 2/25/23	100,000	102,723
4.100%, 5/22/23	100,000	101,320
3.875%, 4/29/24	100,000	101,910
3.700%, 10/23/24	150,000	150,741
5.550%, 7/15/20 (l)(y)	700,000	700,000
State Street Corp.
4.375%, 3/7/21	150,000	162,666
3.300%, 12/16/24	95,000	95,588
TD Ameritrade Holding Corp.
2.950%, 4/1/22	250,000	248,513
UBS AG/Connecticut
2.350%, 3/26/20	250,000	249,336

		7,576,051

Consumer Finance (0.6%)
American Express Co.
1.550%, 5/22/18	150,000	148,642
2.650%, 12/2/22	212,000	205,834
3.625%, 12/5/24	150,000	147,624
American Express Credit Corp.
1.125%, 6/5/17	250,000	248,436
Capital One Financial Corp.
4.750%, 7/15/21	100,000	108,191
3.500%, 6/15/23	200,000	199,354
Caterpillar Financial Services Corp.
7.150%, 2/15/19	135,000	155,438
2.100%, 6/9/19	250,000	249,604
Discover Financial Services 3.850%, 11/21/22	100,000	98,750
Ford Motor Credit Co. LLC
4.250%, 2/3/17	250,000	255,631
3.000%, 6/12/17	200,000	202,015
2.375%, 3/12/19	250,000	245,985
5.875%, 8/2/21	200,000	223,099
4.134%, 8/4/25	200,000	199,226
General Motors Financial Co., Inc.
2.400%, 4/10/18	75,000	74,344
3.700%, 11/24/20	165,000	164,794
4.000%, 1/15/25	250,000	236,093
HSBC Finance Corp. 6.676%, 1/15/21	250,000	286,865
John Deere Capital Corp.
1.125%, 6/12/17	250,000	249,533

2.050%, 3/10/20	$100,000	$98,640
OneMain Financial Holdings, Inc. 7.250%, 12/15/21§	2,500,000	2,512,500
Synchrony Financial
3.000%, 8/15/19	250,000	249,617
3.750%, 8/15/21	75,000	75,002
Toyota Motor Credit Corp.
2.050%, 1/12/17	250,000	252,108
2.150%, 3/12/20	180,000	178,941
2.750%, 5/17/21	250,000	252,719

		7,318,985

Diversified Financial Services (0.5%)
Argos Merger Sub, Inc. 7.125%, 3/15/23§	600,000	594,900
Bank of America N.A. 5.300%, 3/15/17	106,000	110,142
Bear Stearns Cos. LLC 6.400%, 10/2/17	155,000	166,882
Boeing Capital Corp. 4.700%, 10/27/19	100,000	109,654
First Eagle Investment Management, LLC 4.750%, 11/30/22	2,000,000	1,971,666
GE Capital International Funding Co. 2.342%, 11/15/20§	283,000	279,955
General Electric Capital Corp.
5.400%, 2/15/17	72,000	75,647
4.625%, 1/7/21	101,000	110,915
3.150%, 9/7/22	100,000	102,214
3.100%, 1/9/23	150,000	151,397
6.375%, 11/15/67 (l)	100,000	104,125
Intercontinental Exchange, Inc.
2.750%, 12/1/20	40,000	39,943
4.000%, 10/15/23	100,000	103,698
JPMorgan Chase Bank N.A. 6.000%, 10/1/17	456,000	486,156
Leucadia National Corp. 5.500%, 10/18/23	100,000	97,563
McGraw Hill Financial, Inc. 3.300%, 8/14/20	50,000	50,389
Moody’s Corp. 4.500%, 9/1/22	50,000	53,316
National Rural Utilities Cooperative Finance Corp.
5.450%, 4/10/17	82,000	86,144
2.300%, 11/15/19	200,000	198,871
ORIX Corp. 3.750%, 3/9/17	150,000	153,372
Shell International Finance B.V.
2.375%, 8/21/22	250,000	240,926
3.400%, 8/12/23	100,000	99,768
3.250%, 5/11/25	140,000	135,873
Stena International S.A. 5.750%, 3/1/24§	800,000	672,000
Voya Financial, Inc. 2.900%, 2/15/18	100,000	100,997

		6,296,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Insurance (0.2%)
ACE INA Holdings, Inc. 3.350%, 5/15/24	$250,000	$251,816
Aflac, Inc. 2.650%, 2/15/17	150,000	151,838
Allstate Corp. 3.150%, 6/15/23	100,000	99,985
American International Group, Inc. 3.375%, 8/15/20	150,000	153,953
Aon Corp. 5.000%, 9/30/20	50,000	54,810
Berkshire Hathaway Finance Corp.
1.600%, 5/15/17	250,000	251,467
4.250%, 1/15/21	100,000	109,379
Chubb Corp. 6.375%, 4/15/37 (l)	50,000	48,125
CNA Financial Corp. 5.875%, 8/15/20	100,000	110,968
Hartford Financial Services Group, Inc. 5.500%, 3/30/20	150,000	165,153
Lincoln National Corp.
8.750%, 7/1/19	100,000	120,148
4.850%, 6/24/21	50,000	53,818
Marsh & McLennan Cos., Inc. 4.800%, 7/15/21	150,000	163,252
MetLife, Inc.
4.750%, 2/8/21	100,000	109,414
3.600%, 4/10/24	250,000	254,224
Progressive Corp. 3.750%, 8/23/21	50,000	52,830
Prudential Financial, Inc.
7.375%, 6/15/19	200,000	232,117
5.875%, 9/15/42 (l)	150,000	157,125
Reinsurance Group of America, Inc. 4.700%, 9/15/23	100,000	105,268
Travelers Cos., Inc. 5.750%, 12/15/17	65,000	69,967

		2,715,657

Real Estate Investment Trusts (REITs) (0.2%)
American Tower Corp.
5.050%, 9/1/20	75,000	80,843
3.500%, 1/31/23	150,000	146,535
AvalonBay Communities, Inc. 2.950%, 9/15/22	100,000	98,147
Boston Properties LP
5.625%, 11/15/20	70,000	78,141
3.850%, 2/1/23	100,000	102,217
Corporate Office Properties LP 5.250%, 2/15/24	150,000	152,013
Duke Realty LP 5.950%, 2/15/17	23,000	23,993
ERP Operating LP 4.625%, 12/15/21	150,000	163,256
Essex Portfolio LP 3.875%, 5/1/24	250,000	250,663
HCP, Inc.
6.000%, 1/30/17	45,000	46,872
5.375%, 2/1/21	150,000	163,893
3.875%, 8/15/24	150,000	145,610

Liberty Property LP 4.125%, 6/15/22	$100,000	$100,651
National Retail Properties, Inc. 3.900%, 6/15/24	250,000	247,968
Prologis LP 3.350%, 2/1/21	100,000	101,289
Realty Income Corp. 3.250%, 10/15/22	150,000	145,383
Senior Housing Properties Trust 3.250%, 5/1/19	150,000	148,969
Simon Property Group LP
5.650%, 2/1/20	300,000	336,819
3.500%, 9/1/25	150,000	151,779
Ventas Realty LP/Ventas Capital Corp.
4.750%, 6/1/21	100,000	106,509
4.250%, 3/1/22	100,000	103,364
Welltower, Inc.
4.700%, 9/15/17	100,000	104,304
4.000%, 6/1/25	150,000	147,608

		3,146,826

Real Estate Management & Development (0.1%)
Algeco Scotsman Global Finance plc 8.500%, 10/15/18§	1,000,000	840,000

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
3.050%, 8/23/18	100,000	102,794
2.350%, 9/10/19	250,000	249,214
BPCE S.A. 2.500%, 7/15/19	250,000	250,908

		602,916

Total Financials		74,975,861

Health Care (1.9%)
Biotechnology (0.1%)
Amgen, Inc.
3.450%, 10/1/20	150,000	154,088
2.700%, 5/1/22	110,000	106,728
3.625%, 5/22/24	250,000	249,719
Biogen, Inc. 4.050%, 9/15/25	40,000	40,196
Celgene Corp.
2.300%, 8/15/18	100,000	100,636
3.950%, 10/15/20	100,000	104,581
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	107,994
3.250%, 9/1/22	40,000	40,300
3.700%, 4/1/24	100,000	102,227

		1,006,469

Health Care Equipment & Supplies (0.1%)
Abbott Laboratories 2.550%, 3/15/22	175,000	173,479
Baxter International, Inc. 5.375%, 6/1/18	82,000	87,886
Becton Dickinson and Co.
2.675%, 12/15/19	250,000	250,852
3.875%, 5/15/24	150,000	152,736
3.734%, 12/15/24	25,000	25,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Boston Scientific Corp.
2.650%, 10/1/18	$100,000	$100,410
3.850%, 5/15/25	150,000	147,980
Covidien International Finance S.A. 6.000%, 10/15/17	187,000	201,009
Medtronic, Inc.
4.125%, 3/15/21	100,000	106,639
3.150%, 3/15/22	80,000	80,816
2.750%, 4/1/23	100,000	98,196
Stryker Corp. 3.375%, 5/15/24	150,000	149,080
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	200,000	196,399

		1,770,716

Health Care Providers & Services (1.1%)
Aetna, Inc.
2.750%, 11/15/22	150,000	144,275
3.500%, 11/15/24	150,000	149,916
AmerisourceBergen Corp. 3.400%, 5/15/24	150,000	147,533
Anthem, Inc.
2.250%, 8/15/19	225,000	223,005
3.125%, 5/15/22	150,000	147,040
Cardinal Health, Inc. 3.200%, 6/15/22	50,000	49,554
CHS/Community Health Systems, Inc.
8.000%, 11/15/19	500,000	501,250
7.125%, 7/15/20	1,000,000	997,500
6.875%, 2/1/22	800,000	759,040
Cigna Corp. 4.500%, 3/15/21	150,000	159,709
DaVita HealthCare Partners, Inc. 5.125%, 7/15/24	1,100,000	1,089,000
Express Scripts Holding Co. 4.750%, 11/15/21	150,000	161,172
HCA, Inc.
7.500%, 2/15/22	3,200,000	3,504,000
5.875%, 5/1/23	1,500,000	1,531,875
Laboratory Corp. of America Holdings
2.500%, 11/1/18	150,000	150,421
3.200%, 2/1/22	75,000	73,688
McKesson Corp. 3.796%, 3/15/24	100,000	100,676
Medco Health Solutions, Inc. 4.125%, 9/15/20	100,000	105,070
Tenet Healthcare Corp. 8.125%, 4/1/22	2,800,000	2,737,000
UnitedHealth Group, Inc.
1.400%, 12/15/17	200,000	199,010
6.000%, 2/15/18	300,000	325,646
2.875%, 12/15/21	65,000	65,337
3.750%, 7/15/25	150,000	154,158

		13,475,875

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc.
3.875%, 7/15/23	100,000	100,488
Life Technologies Corp.
5.000%, 1/15/21	100,000	106,849

Thermo Fisher Scientific, Inc.
2.400%, 2/1/19	$250,000	$250,042
3.600%, 8/15/21	50,000	50,733
3.300%, 2/15/22	100,000	99,759

		607,871

Pharmaceuticals (0.6%)
AbbVie, Inc.
2.000%, 11/6/18	150,000	149,347
2.900%, 11/6/22	200,000	193,436
3.600%, 5/14/25	185,000	182,609
Actavis Funding SCS
1.300%, 6/15/17	200,000	198,379
3.450%, 3/15/22	250,000	251,089
3.800%, 3/15/25	250,000	248,849
Actavis, Inc.
3.250%, 10/1/22	150,000	147,647
AstraZeneca plc
5.900%, 9/15/17	63,000	67,473
Bristol-Myers Squibb Co.
2.000%, 8/1/22	100,000	97,101
GlaxoSmithKline Capital plc
1.500%, 5/8/17	50,000	50,133
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	185,000	201,674
2.800%, 3/18/23	100,000	99,678
Johnson & Johnson
2.450%, 12/5/21	150,000	151,421
3.375%, 12/5/23	100,000	106,432
Merck & Co., Inc.
1.300%, 5/18/18	250,000	249,418
1.850%, 2/10/20	250,000	249,590
2.350%, 2/10/22	45,000	44,078
2.400%, 9/15/22	150,000	146,445
Novartis Capital Corp.
3.400%, 5/6/24	100,000	103,266
Novartis Securities Investment Ltd.
5.125%, 2/10/19	250,000	273,597
Pfizer, Inc.
4.650%, 3/1/18	50,000	53,152
6.200%, 3/15/19	100,000	112,300
2.100%, 5/15/19	250,000	251,147
3.400%, 5/15/24	100,000	102,470
Sanofi S.A.
1.250%, 4/10/18	250,000	248,516
4.000%, 3/29/21	75,000	80,075
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	79,000	75,541
Valeant Pharmaceuticals International, Inc.
5.875%, 5/15/23§	2,100,000	1,884,750
6.125%, 4/15/25§	1,600,000	1,448,000
Zoetis, Inc.
3.250%, 2/1/23	150,000	143,463

		7,611,076

Total Health Care		24,472,007

Industrials (1.3%)
Aerospace & Defense (0.3%)
Bombardier, Inc.
7.500%, 3/15/25§	1,000,000	709,375

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Embraer S.A.
5.150%, 6/15/22	$75,000	$72,750
General Dynamics Corp.
3.875%, 7/15/21	100,000	105,233
Honeywell International, Inc.
5.300%, 3/1/18	85,000	91,640
Lockheed Martin Corp.
4.250%, 11/15/19	150,000	160,121
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	103,041
Precision Castparts Corp.
2.500%, 1/15/23	75,000	72,345
Raytheon Co.
6.400%, 12/15/18	50,000	56,151
Textron, Inc.
4.300%, 3/1/24	100,000	102,090
TransDigm, Inc.
6.000%, 7/15/22	700,000	684,250
6.500%, 7/15/24	700,000	695,625
United Technologies Corp.
6.125%, 2/1/19	233,000	259,572
3.100%, 6/1/22	50,000	50,839

		3,163,032

Air Freight & Logistics (0.5%)
FedEx Corp.
2.300%, 2/1/20	85,000	85,146
2.625%, 8/1/22	50,000	48,551
United Parcel Service, Inc.
5.500%, 1/15/18	60,000	65,271
3.125%, 1/15/21	200,000	207,916
XPO Logistics, Inc.
5.500%, 10/27/21	1,000,000	995,000
6.500%, 6/15/22§	5,000,000	4,625,000

		6,026,884

Airlines (0.0%)
American Airlines, Inc.
Series 2013-2 A 4.950%, 1/15/23	173,566	183,980
Southwest Airlines Co.
5.750%, 12/15/16	50,000	51,970

		235,950

Commercial Services & Supplies (0.0%)
Pitney Bowes, Inc.
4.625%, 3/15/24	100,000	98,285
Republic Services, Inc.
5.250%, 11/15/21	100,000	110,466

		208,751

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22	150,000	147,546

Electrical Equipment (0.0%)
Eaton Corp.
2.750%, 11/2/22	150,000	145,249
Emerson Electric Co.
2.625%, 2/15/23	150,000	147,071

		292,320

Industrial Conglomerates (0.1%)
3M Co.
3.000%, 8/7/25	$150,000	$149,496
Danaher Corp.
3.900%, 6/23/21	50,000	53,355
General Electric Co.
2.700%, 10/9/22	250,000	248,530
Koninklijke Philips N.V.
3.750%, 3/15/22	100,000	102,707
Pentair Finance S.A.
3.150%, 9/15/22	150,000	142,069
Roper Technologies, Inc.
3.125%, 11/15/22	100,000	97,325
Tyco Electronics Group S.A.
6.550%, 10/1/17	100,000	108,133

		901,615

Machinery (0.1%)
Caterpillar, Inc.
2.600%, 6/26/22	100,000	97,919
Deere & Co.
4.375%, 10/16/19	150,000	161,809
2.600%, 6/8/22	100,000	98,408
Flowserve Corp.
4.000%, 11/15/23	100,000	99,642
Illinois Tool Works, Inc.
3.500%, 3/1/24	150,000	154,215
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	250,000	246,462
Parker-Hannifin Corp.
3.300%, 11/21/24	150,000	151,322
Stanley Black & Decker, Inc.
2.900%, 11/1/22	100,000	98,239

		1,108,016

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	115,000	124,145
3.750%, 4/1/24	25,000	25,692
3.400%, 9/1/24	250,000	249,801
Canadian National Railway Co.
5.550%, 5/15/18	48,000	51,942
CSX Corp.
7.375%, 2/1/19	100,000	114,482
Norfolk Southern Corp.
5.900%, 6/15/19	40,000	44,489
Ryder System, Inc.
3.500%, 6/1/17	100,000	101,790
2.500%, 5/11/20	65,000	63,131
Union Pacific Corp.
5.700%, 8/15/18	100,000	109,903

		885,375

Trading Companies & Distributors (0.2%)
Air Lease Corp.
3.875%, 4/1/21	150,000	150,375
GATX Corp.
2.375%, 7/30/18	150,000	148,871
International Lease Finance Corp.
8.750%, 3/15/17	1,000,000	1,061,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

United Rentals North America, Inc.
5.750%, 11/15/24	$1,500,000	$1,455,000

		2,815,496

Total Industrials		15,784,985

Information Technology (1.7%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
4.450%, 1/15/20	250,000	271,582
3.625%, 3/4/24	150,000	156,625
Harris Corp.
2.700%, 4/27/20	150,000	146,838
Juniper Networks, Inc.
4.600%, 3/15/21	50,000	52,076
Motorola Solutions, Inc.
3.500%, 9/1/21	250,000	232,508
QUALCOMM, Inc.
3.450%, 5/20/25	150,000	143,506

		1,003,135

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
2.550%, 1/30/19	100,000	100,017

Internet Software & Services (0.0%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19	250,000	244,102
eBay, Inc.
2.200%, 8/1/19	150,000	147,758
3.250%, 10/15/20	50,000	50,497
2.600%, 7/15/22	100,000	92,390

		534,747

IT Services (0.7%)
Computer Sciences Corp.
4.450%, 9/15/22	100,000	101,627
Fidelity National Information Services, Inc.
3.500%, 4/15/23	100,000	95,273
5.000%, 10/15/25	200,000	205,694
First Data Corp.
8.750%, 1/15/22§	1,510,000	1,575,836
7.000%, 12/1/23§	5,400,000	5,410,800
Fiserv, Inc.
4.750%, 6/15/21	100,000	107,075
International Business Machines Corp.
5.700%, 9/14/17	350,000	375,233
1.125%, 2/6/18	200,000	198,421
1.950%, 2/12/19	200,000	200,475
3.375%, 8/1/23	150,000	152,329
MasterCard, Inc.
3.375%, 4/1/24	50,000	51,017
Visa, Inc.
2.800%, 12/14/22	115,000	115,312
Xerox Corp.
2.750%, 9/1/20	80,000	75,625
4.500%, 5/15/21	150,000	151,284

		8,816,001

Semiconductors & Semiconductor Equipment (0.5%)
Applied Materials, Inc.
4.300%, 6/15/21	$100,000	$106,699
Freescale Semiconductor, Inc.
5.000%, 5/15/21§	5,000,000	5,087,500
Intel Corp.
3.300%, 10/1/21	100,000	103,449
2.700%, 12/15/22	150,000	148,547
KLA-Tencor Corp.
3.375%, 11/1/19	250,000	252,387
4.125%, 11/1/21	135,000	134,581
Lam Research Corp.
3.800%, 3/15/25	60,000	56,905
Texas Instruments, Inc.
1.750%, 5/1/20	150,000	146,284

		6,036,352

Software (0.3%)
Adobe Systems, Inc.
3.250%, 2/1/25	200,000	195,399
Autodesk, Inc.
1.950%, 12/15/17	50,000	50,029
BMC Software Finance, Inc.
8.125%, 7/15/21§	2,500,000	1,662,500
CA, Inc.
2.875%, 8/15/18	200,000	200,859
Microsoft Corp.
1.000%, 5/1/18	200,000	198,445
4.000%, 2/8/21	150,000	163,220
2.375%, 2/12/22	145,000	143,278
2.650%, 11/3/22	110,000	110,027
Oracle Corp.
5.750%, 4/15/18	250,000	273,150
2.250%, 10/8/19	250,000	251,510
2.500%, 5/15/22	150,000	147,130
2.500%, 10/15/22	200,000	194,976

		3,590,523

Technology Hardware, Storage & Peripherals (0.1%)
Apple, Inc.
1.000%, 5/3/18	500,000	496,672
2.150%, 2/9/22	150,000	145,843
3.450%, 5/6/24	250,000	259,084
3.200%, 5/13/25	115,000	115,671
EMC Corp.
1.875%, 6/1/18	250,000	232,623
Hewlett Packard Enterprise Co.
4.900%, 10/15/25§	250,000	245,553
NetApp, Inc.
2.000%, 12/15/17	150,000	149,830
Seagate HDD Cayman
4.750%, 6/1/23	75,000	65,106

		1,710,382

Total Information Technology		21,791,157

Materials (1.0%)
Chemicals (0.2%)
Agrium, Inc.
3.150%, 10/1/22	50,000	47,831
3.375%, 3/15/25	150,000	138,041
Albemarle Corp.
4.150%, 12/1/24	200,000	192,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Dow Chemical Co.
8.550%, 5/15/19	$150,000	$176,883
3.000%, 11/15/22	150,000	143,900
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	94,000	97,628
6.000%, 7/15/18	250,000	271,971
Eastman Chemical Co.
2.700%, 1/15/20	250,000	247,096
3.600%, 8/15/22	100,000	99,692
Lubrizol Corp.
8.875%, 2/1/19	55,000	65,505
LyondellBasell Industries N.V.
6.000%, 11/15/21	200,000	225,850
Monsanto Co.
1.150%, 6/30/17	250,000	248,029
2.750%, 7/15/21	60,000	58,024
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	200,000	204,232

		2,216,855

Construction Materials (0.1%)
Cemex S.A.B. de C.V.
7.250%, 1/15/21§	1,000,000	957,500

Containers & Packaging (0.2%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
7.875%, 8/15/19	1,200,000	1,248,000
9.875%, 8/15/19	800,000	806,000
5.750%, 10/15/20	900,000	915,480

		2,969,480

Metals & Mining (0.5%)
Barrick Gold Corp.
4.100%, 5/1/23	48,000	41,297
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	160,000	176,786
3.850%, 9/30/23	250,000	235,187
First Quantum Minerals Ltd.
6.750%, 2/15/20§	1,035,000	667,575
7.000%, 2/15/21§	1,035,000	649,463
FMG Resources (August 2006) Pty Ltd.
9.750%, 3/1/22§	4,000,000	3,660,000
Freeport-McMoRan, Inc.
2.150%, 3/1/17	100,000	90,000
3.100%, 3/15/20	200,000	130,000
3.875%, 3/15/23	150,000	84,000
Goldcorp, Inc.
2.125%, 3/15/18	100,000	97,896
Newmont Mining Corp.
3.500%, 3/15/22	100,000	89,147
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	100,000	116,684
Rio Tinto Finance USA plc
3.500%, 3/22/22	100,000	94,337
Vale Overseas Ltd.
4.375%, 1/11/22	150,000	113,332

		6,245,704

Paper & Forest Products (0.0%)
International Paper Co.
4.750%, 2/15/22	$124,000	$132,733

Total Materials		12,522,272

Telecommunication Services (3.1%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.
5.500%, 2/1/18	525,000	562,585
3.000%, 2/15/22	100,000	98,248
3.000%, 6/30/22	75,000	73,389
2.625%, 12/1/22	250,000	237,363
3.400%, 5/15/25	250,000	240,382
British Telecommunications plc
5.950%, 1/15/18	100,000	107,644
CCO Holdings LLC/CCO Holdings Capital Corp.
5.750%, 1/15/24	1,000,000	1,030,000
Frontier Communications Corp.
10.500%, 9/15/22§	5,000,000	4,962,500
Intelsat Jackson Holdings S.A.
5.500%, 8/1/23	1,000,000	785,000
Neptune Finco Corp.
10.875%, 10/15/25§	1,800,000	1,885,500
Qwest Corp.
6.750%, 12/1/21	100,000	104,221
Telecom Italia S.p.A.
5.303%, 5/30/24§	2,000,000	1,970,000
Telefonica Emisiones S.A.U. 4.570%, 4/27/23	150,000	157,244
Verizon Communications, Inc. 1.350%, 6/9/17	250,000	249,162
2.550%, 6/17/19	250,000	252,790
3.000%, 11/1/21	250,000	248,225
2.450%, 11/1/22	200,000	189,227
5.150%, 9/15/23	500,000	549,771
Virgin Media Secured Finance plc 5.500%, 1/15/25§	2,000,000	2,000,000
Wind Acquisition Finance S.A. 7.375%, 4/23/21§	1,000,000	945,000

		16,648,251

Wireless Telecommunication Services (1.8%)
Altice Financing S.A. 6.625%, 2/15/23§	1,500,000	1,485,000
America Movil S.A.B. de C.V. 5.000%, 3/30/20	200,000	216,060
Rogers Communications, Inc. 6.800%, 8/15/18	100,000	111,361
Sprint Communications, Inc. 9.000%, 11/15/18§	3,400,000	3,553,000
7.000%, 8/15/20	1,000,000	768,000
11.500%, 11/15/21	2,500,000	2,306,250
Sprint Corp. 7.875%, 9/15/23	4,700,000	3,520,770
T-Mobile USA, Inc. 6.633%, 4/28/21	5,000,000	5,231,250
6.731%, 4/28/22	5,000,000	5,218,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Vodafone Group plc 5.450%, 6/10/19	$200,000	$218,954
2.950%, 2/19/23	150,000	141,160

		22,770,555

Total Telecommunication Services		39,418,806

Utilities (1.9%)
Electric Utilities (0.3%)
Arizona Public Service Co. 3.150%, 5/15/25	150,000	146,908
Commonwealth Edison Co. 6.150%, 9/15/17	144,000	154,605
3.400%, 9/1/21	100,000	104,158
Connecticut Light & Power Co. 2.500%, 1/15/23	150,000	143,932
DTE Electric Co. 3.450%, 10/1/20	100,000	103,944
Duke Energy Carolinas LLC 7.000%, 11/15/18	26,000	29,614
Duke Energy Corp. 2.100%, 6/15/18	250,000	250,264
5.050%, 9/15/19	165,000	179,430
Duke Energy Indiana, Inc. 3.750%, 7/15/20	100,000	105,134
Edison International 3.750%, 9/15/17	100,000	103,121
Entergy Corp. 4.700%, 1/15/17	200,000	205,356
5.125%, 9/15/20	50,000	53,998
LG&E and KU Energy LLC 3.750%, 11/15/20	100,000	103,273
NextEra Energy Capital Holdings, Inc. 2.700%, 9/15/19	200,000	199,051
Northern States Power Co. 5.250%, 3/1/18	25,000	26,772

2.150%, 8/15/22	100,000	95,560
Oncor Electric Delivery Co. LLC 2.150%, 6/1/19	250,000	245,135
Pacific Gas & Electric Co. 3.500%, 10/1/20	100,000	103,249
3.750%, 2/15/24	100,000	103,217
PPL Capital Funding, Inc. 4.200%, 6/15/22	75,000	78,535
3.950%, 3/15/24	100,000	101,756
Progress Energy, Inc. 4.400%, 1/15/21	100,000	105,569
Public Service Electric & Gas Co. 3.050%, 11/15/24	150,000	149,303
Southern California Edison Co. 3.875%, 6/1/21	50,000	53,074
Southern Co. 2.150%, 9/1/19	150,000	146,789
2.750%, 6/15/20	150,000	148,890
Southwestern Electric Power Co. 6.450%, 1/15/19	100,000	110,737
Virginia Electric & Power Co. 5.950%, 9/15/17	100,000	107,236
3.100%, 5/15/25	200,000	197,225

Wisconsin Electric Power Co. 2.950%, 9/15/21	$50,000	$50,489
Xcel Energy, Inc. 4.700%, 5/15/20	100,000	108,298

		3,814,622

Gas Utilities (0.2%)
Atmos Energy Corp. 8.500%, 3/15/19	70,000	82,070
Dominion Gas Holdings LLC 3.600%, 12/15/24	150,000	148,618
Sabine Pass Liquefaction LLC 5.750%, 5/15/24	2,000,000	1,720,000

		1,950,688

Independent Power and Renewable Electricity Producers (1.3%)
Calpine Corp. 5.375%, 1/15/23	3,000,000	2,692,500
5.750%, 1/15/25	6,000,000	5,295,000
Dynegy, Inc. 6.750%, 11/1/19	5,000,000	4,712,500
InterGen N.V. 7.000%, 6/30/23§	5,000,000	3,962,500

		16,662,500

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 5.750%, 4/1/18	70,000	75,510
2.000%, 11/15/18	60,000	59,296
3.750%, 11/15/23	250,000	255,410
Consolidated Edison Co. of New York, Inc. 5.850%, 4/1/18	175,000	189,597
Consumers Energy Co. 2.850%, 5/15/22	50,000	49,923
3.375%, 8/15/23	100,000	102,023
NiSource Finance Corp. 6.400%, 3/15/18	40,000	43,537
6.125%, 3/1/22	100,000	114,573
Puget Energy, Inc. 3.650%, 5/15/25	150,000	145,864
San Diego Gas & Electric Co. 3.600%, 9/1/23	150,000	156,570
Sempra Energy
3.550%, 6/15/24	250,000	248,471

		1,440,774

Total Utilities		23,868,584

Total Corporate Bonds		302,970,224

Government Securities (16.4%)
Foreign Governments (0.6%)
Export-Import Bank of Korea
4.000%, 1/11/17	250,000	255,682
4.000%, 1/14/24	250,000	265,062
Federative Republic of Brazil
8.000%, 1/15/18 (b)	99,722	102,465
4.875%, 1/22/21	100,000	92,500
4.250%, 1/7/25	200,000	161,000
FMS Wertmanagement AoeR
0.625%, 1/30/17	250,000	249,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Japan Bank for International Cooperation
1.750%, 5/29/19	$300,000	$297,644
Province of British Columbia
2.000%, 10/23/22	200,000	194,139
Province of New Brunswick
2.750%, 6/15/18	50,000	51,307
Province of Nova Scotia
5.125%, 1/26/17	50,000	52,038
Province of Ontario
1.100%, 10/25/17	500,000	497,617
2.000%, 9/27/18	250,000	252,134
2.450%, 6/29/22	150,000	148,273
Province of Quebec
2.750%, 8/25/21	200,000	202,576
2.625%, 2/13/23	200,000	198,380
2.875%, 10/16/24	100,000	100,199
Republic of Colombia
7.375%, 3/18/19	250,000	280,375
4.000%, 2/26/24	200,000	190,500
Republic of Italy
6.875%, 9/27/23	100,000	122,718
Republic of Panama
4.000%, 9/22/24	200,000	200,000
Republic of Peru
7.125%, 3/30/19	260,000	296,010
Republic of Philippines
6.500%, 1/20/20	250,000	291,875
10.625%, 3/16/25	150,000	236,625
Republic of Poland
6.375%, 7/15/19	150,000	170,517
5.000%, 3/23/22	150,000	165,607
4.000%, 1/22/24	100,000	104,613
Republic of South Africa
5.500%, 3/9/20	150,000	154,050
Republic of Turkey
6.750%, 4/3/18	250,000	269,125
7.500%, 11/7/19	200,000	224,600
3.250%, 3/23/23	250,000	229,000
7.375%, 2/5/25	150,000	175,125
United Mexican States
5.625%, 1/15/17	250,000	260,313
5.125%, 1/15/20	300,000	327,000
4.000%, 10/2/23	250,000	253,250

		7,071,328

Municipal Bonds (0.0%)
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A 2.107%, 7/1/18	100,000	100,549
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/20	50,000	42,769
State of California Taxable Various Purpose, General Obligation Bonds, Series 2010 6.650%, 3/1/22	140,000	168,435

State of Illinois, General Obligation Bonds, Series 2011 5.365%, 3/1/17	$150,000	$155,570
5.877%, 3/1/19	100,000	107,146

		574,469

Supranational (0.7%)
Asian Development Bank
0.750%, 7/28/17	500,000	496,510
1.750%, 9/11/18	250,000	251,827
1.875%, 4/12/19	250,000	251,943
Council of Europe Development Bank
1.625%, 3/10/20	500,000	494,645
European Bank for Reconstruction & Development
0.750%, 9/1/17	250,000	248,180
1.000%, 6/15/18	250,000	247,691
1.625%, 11/15/18	150,000	150,420
European Investment Bank
1.750%, 3/15/17	500,000	504,091
0.875%, 4/18/17	500,000	498,781
5.125%, 5/30/17	250,000	263,953
1.000%, 8/17/17	500,000	498,430
1.000%, 6/15/18	250,000	247,276
1.125%, 8/15/18	500,000	495,077
1.625%, 12/18/18	150,000	150,160
1.750%, 6/17/19	500,000	500,460
1.625%, 3/16/20	500,000	494,087
4.000%, 2/16/21	200,000	218,426
Inter-American Development Bank
1.000%, 7/14/17	500,000	499,692
3.875%, 2/14/20	150,000	162,128
3.000%, 10/4/23	250,000	261,228
International Bank for Reconstruction & Development
1.000%, 6/15/18	500,000	494,789
1.875%, 3/15/19	250,000	252,030
2.250%, 6/24/21	500,000	503,675
2.125%, 2/13/23	200,000	197,254
International Finance Corp.
0.875%, 6/15/18	250,000	247,181
1.750%, 9/16/19	250,000	250,458

		8,880,392

U.S. Government Agencies (1.2%)
Federal Farm Credit Bank
4.875%, 1/17/17	180,000	187,170
Federal Home Loan Bank
0.875%, 5/24/17	3,500,000	3,490,676
5.250%, 6/5/17	195,000	205,948
5.375%, 8/15/24	300,000	367,045
Federal Home Loan Mortgage Corp.
5.125%, 11/17/17	1,390,000	1,491,384
4.875%, 6/13/18	409,000	443,888
1.200%, 10/29/18	1,300,000	1,289,905
1.375%, 5/1/20	1,000,000	985,891
2.375%, 1/13/22	1,850,000	1,875,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Federal National Mortgage Association (Zero Coupon), 6/1/17	$650,000	$640,359
5.375%, 6/12/17	1,371,000	1,455,880
0.875%, 5/21/18	1,050,000	1,040,445
1.875%, 9/18/18	600,000	608,175
1.750%, 9/12/19	1,000,000	1,005,390
Tennessee Valley Authority
5.500%, 7/18/17	500,000	533,304

		15,620,795

U.S. Treasuries (13.9%)
U.S. Treasury Bonds
8.750%, 5/15/17	501,000	553,884
8.125%, 8/15/19	1,704,000	2,100,596
8.500%, 2/15/20	592,000	753,707
7.625%, 2/15/25	3,000,000	4,336,524
U.S. Treasury Notes
0.875%, 1/31/17	3,600,000	3,601,213
0.625%, 2/15/17	2,000,000	1,995,244
0.500%, 2/28/17	2,000,000	1,992,285
3.000%, 2/28/17	840,000	860,512
3.250%, 3/31/17	3,050,000	3,137,792
0.875%, 4/30/17	1,000,000	999,575
0.625%, 5/31/17	4,500,000	4,479,983
0.625%, 6/30/17	2,000,000	1,989,814
0.750%, 6/30/17	1,000,000	996,846
2.500%, 6/30/17	5,750,000	5,878,645
0.500%, 7/31/17	1,700,000	1,687,117
4.750%, 8/15/17	3,900,000	4,134,686
0.625%, 9/30/17	700,000	695,163
1.875%, 9/30/17	2,250,000	2,281,542
0.750%, 10/31/17	3,000,000	2,983,828
4.250%, 11/15/17	730,000	772,863
1.000%, 12/15/17	2,086,000	2,083,067
0.750%, 12/31/17	4,000,000	3,972,812
2.750%, 12/31/17	2,000,000	2,064,258
2.625%, 1/31/18	1,000,000	1,030,869
0.750%, 2/28/18	250,000	247,881
2.750%, 2/28/18	2,100,000	2,172,064
2.875%, 3/31/18	1,600,000	1,660,953
0.625%, 4/30/18	2,000,000	1,974,278
2.625%, 4/30/18	1,800,000	1,860,662
1.375%, 7/31/18	250,000	250,942
1.000%, 9/15/18	600,000	595,699
0.875%, 10/15/18	1,700,000	1,681,373
1.250%, 11/30/18	1,600,000	1,597,156
1.500%, 12/31/18	2,290,000	2,300,175
1.250%, 1/31/19	4,250,000	4,235,889
1.375%, 2/28/19	1,200,000	1,199,168
1.500%, 2/28/19	2,500,000	2,507,788
1.625%, 3/31/19	1,000,000	1,006,279
1.250%, 4/30/19	2,200,000	2,185,971
1.625%, 4/30/19	800,000	804,625
3.125%, 5/15/19	900,000	949,544
1.500%, 5/31/19	6,500,000	6,505,522
1.000%, 6/30/19	1,300,000	1,278,354
1.625%, 6/30/19	500,000	502,227
0.875%, 7/31/19	500,000	488,677
1.625%, 7/31/19	1,000,000	1,003,476
1.000%, 8/31/19	2,500,000	2,450,635
1.625%, 8/31/19	700,000	701,962

1.250%, 10/31/19	200,000	197,621
3.375%, 11/15/19	1,065,000	1,137,158

1.000%, 11/30/19	$1,100,000	$1,075,153
1.500%, 11/30/19	3,000,000	2,988,047
1.125%, 12/31/19	1,500,000	1,471,377
3.625%, 2/15/20	995,000	1,073,298
1.375%, 2/29/20	800,000	790,820
1.375%, 3/31/20	1,500,000	1,481,543
1.375%, 4/30/20	800,000	789,664
3.500%, 5/15/20	3,450,000	3,708,683
1.375%, 5/31/20	450,000	443,527
1.625%, 6/30/20	400,000	398,336
1.625%, 7/31/20	800,000	796,195
2.000%, 7/31/20	500,000	505,738
2.625%, 8/15/20	1,825,000	1,895,737
1.375%, 8/31/20	250,000	246,013
1.375%, 9/30/20	1,500,000	1,474,145
2.000%, 9/30/20	1,100,000	1,111,967
1.375%, 10/31/20	1,700,000	1,670,068
1.625%, 11/30/20	1,800,000	1,789,418
2.000%, 11/30/20	2,000,000	2,020,234
3.625%, 2/15/21	3,350,000	3,641,129
3.125%, 5/15/21	9,000,000	9,570,235
2.125%, 6/30/21	800,000	810,000
2.250%, 7/31/21	500,000	509,312
2.125%, 8/15/21	1,550,000	1,568,225
2.125%, 9/30/21	1,000,000	1,010,488
2.000%, 11/15/21	3,000,000	3,008,936
1.875%, 11/30/21	2,000,000	1,991,602
1.500%, 1/31/22	600,000	583,213
2.000%, 2/15/22	400,000	400,809
1.750%, 3/31/22	2,500,000	2,461,475
1.750%, 4/30/22	1,000,000	984,072
1.750%, 5/15/22	1,300,000	1,278,697
2.125%, 6/30/22	1,000,000	1,005,107
2.000%, 7/31/22	1,100,000	1,097,035
1.750%, 9/30/22	1,500,000	1,470,117
2.000%, 11/30/22	1,000,000	994,629
1.750%, 5/15/23	3,200,000	3,117,750
2.500%, 8/15/23	650,000	666,853
2.750%, 11/15/23	1,650,000	1,721,849
2.750%, 2/15/24	450,000	468,738
2.500%, 5/15/24	2,750,000	2,810,156
2.375%, 8/15/24	2,500,000	2,525,928
2.250%, 11/15/24	2,300,000	2,298,900
2.000%, 2/15/25	3,790,000	3,704,762
2.000%, 8/15/25	2,500,000	2,437,573
2.250%, 11/15/25	1,800,000	1,796,027

		176,542,484

Total Government Securities		208,689,468

Total Long-Term Debt Securities (40.6%) (Cost $537,647,165)		514,907,848

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
Motors Liquidation Company 0.000% (b)*†	200,000	—

Total Consumer Discretionary		—

Financials (0.1%)
Capital Markets (0.1%)
Morgan Stanley 6.375% (l)	30,000	796,200

Total Financials		796,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Industrials (0.0%)
Air Freight & Logistics (0.0%)
CEVA Holdings LLC 0.000%*	1,408	$633,587

Total Industrials		633,587

Total Preferred Stocks (0.1%) (Cost $2,708,219)		1,429,787

CONVERTIBLE PREFERRED STOCKS:
Financials (1.2%)
Banks (1.1%)
Bank of America Corp. 7.250%	7,210	7,882,477
Wells Fargo & Co. 7.500%	5,000	5,805,000

		13,687,477

Real Estate Investment Trusts (REITs) (0.1%)
FelCor Lodging Trust, Inc. 1.950%	50,000	1,257,500

Total Financials		14,944,977

Health Care (0.2%)
Pharmaceuticals (0.2%)
Allergan plc 5.500%	2,000	2,060,360

Total Health Care		2,060,360

Industrials (0.0%)
Air Freight & Logistics (0.0%)
CEVA Holdings LLC 0.000%*	31	19,375

Total Industrials		19,375

Materials (0.1%)
Metals & Mining (0.1%)
Alcoa, Inc. 5.375%	60,000	1,998,600

Total Materials		1,998,600

Utilities (0.5%)
Electric Utilities (0.3%)
NextEra Energy, Inc. 6.371%	75,000	3,962,250

Multi-Utilities (0.2%)
Dominion Resources, Inc.
6.000%	12,500	670,875
6.125%	12,500	663,500
6.375%	37,100	1,783,768

		3,118,143

Total Utilities		7,080,393

Total Convertible Preferred Stocks (2.0%) (Cost $21,994,011)		26,103,705

COMMON STOCKS:
Consumer Discretionary (4.1%)
Auto Components (0.1%)
BorgWarner, Inc.	2,595	$112,182
Delphi Automotive plc	3,185	273,050
Goodyear Tire & Rubber Co.	3,089	100,918
Johnson Controls, Inc.	7,499	296,135

		782,285

Automobiles (1.3%)
Ford Motor Co.	642,122	9,047,499
General Motors Co.	204,742	6,963,275
Harley-Davidson, Inc.	2,212	100,403

		16,111,177

Distributors (0.0%)
Genuine Parts Co.	1,738	149,277

Diversified Consumer Services (0.0%)
H&R Block, Inc.	2,829	94,234

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	5,307	289,125
Chipotle Mexican Grill, Inc.*	358	171,786
Darden Restaurants, Inc.	1,307	83,178
Marriott International, Inc., Class A	2,194	147,086
McDonald’s Corp.	10,594	1,251,575
Royal Caribbean Cruises Ltd.	1,967	199,080
Starbucks Corp.	17,119	1,027,654
Starwood Hotels & Resorts Worldwide, Inc.	1,954	135,373
Wyndham Worldwide Corp.	1,354	98,368
Wynn Resorts Ltd.	932	64,485
Yum! Brands, Inc.	4,944	361,159

		3,828,869

Household Durables (0.1%)
D.R. Horton, Inc.	3,743	119,888
Garmin Ltd.	1,358	50,477
Harman International Industries, Inc.	816	76,875
Leggett & Platt, Inc.	1,569	65,929
Lennar Corp., Class A	2,120	103,689
Mohawk Industries, Inc.*	729	138,065
Newell Rubbermaid, Inc.	3,071	135,370
PulteGroup, Inc.	3,681	65,596
Whirlpool Corp.	899	132,036

		887,925

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	4,431	2,994,868
Expedia, Inc.	1,342	166,811
Netflix, Inc.*	4,937	564,694
Priceline Group, Inc.*	575	733,096
TripAdvisor, Inc.*	1,295	110,399

		4,569,868

Leisure Products (0.0%)
Hasbro, Inc.	1,289	86,827
Mattel, Inc.	3,882	105,474

		192,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Media (0.5%)
Cablevision Systems Corp. – New York Group, Class A	2,549	$81,313
CBS Corp. (Non-Voting), Class B	4,962	233,859
Comcast Corp., Class A	28,150	1,588,505
Discovery Communications, Inc., Class A*	4,668	120,227
Interpublic Group of Cos., Inc.	4,705	109,532
News Corp., Class A	5,584	75,332
Omnicom Group, Inc.	2,786	210,789
Scripps Networks Interactive, Inc., Class A	1,080	59,627
TEGNA, Inc.	2,597	66,275
Time Warner Cable, Inc.	3,279	608,550
Time Warner, Inc.	9,223	596,451
Twenty-First Century Fox, Inc., Class A	18,440	501,177
Viacom, Inc., Class B	3,984	163,981
Walt Disney Co.	17,530	1,842,052

		6,257,670

Multiline Retail (0.9%)
Dollar General Corp.	3,378	242,777
Dollar Tree, Inc.*	2,691	207,799
Kohl’s Corp.	2,134	101,642
Macy’s, Inc.	3,622	126,698
Nordstrom, Inc.	21,597	1,075,747
Target Corp.	136,002	9,875,105

		11,629,768

Specialty Retail (0.4%)
Advance Auto Parts, Inc.	840	126,428
AutoNation, Inc.*	898	53,575
AutoZone, Inc.*	354	262,636
Bed Bath & Beyond, Inc.*	1,945	93,846
Best Buy Co., Inc.	3,312	100,850
CarMax, Inc.*	2,279	122,998
GameStop Corp., Class A	1,224	34,321
Gap, Inc.	2,487	61,429
Home Depot, Inc.	14,616	1,932,966
L Brands, Inc.	2,946	282,286
Lowe’s Cos., Inc.	10,524	800,245
O’Reilly Automotive, Inc.*	1,140	288,899
Ross Stores, Inc.	4,629	249,086
Signet Jewelers Ltd.	913	112,929
Staples, Inc.	7,378	69,870
Tiffany & Co.	1,287	98,185
TJX Cos., Inc.	7,731	548,205
Tractor Supply Co.	1,557	133,124
Urban Outfitters, Inc.*	1,087	24,729

		5,396,607

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	3,172	103,820
Fossil Group, Inc.*	475	17,366
Hanesbrands, Inc.	4,401	129,521
Michael Kors Holdings Ltd.*	2,064	82,684
NIKE, Inc., Class B	15,544	971,500
PVH Corp.	947	69,747
Ralph Lauren Corp.	686	76,475
Under Armour, Inc., Class A*	2,064	166,379
VF Corp.	3,904	243,024

		1,860,516

Total Consumer Discretionary		51,760,497

Consumer Staples (2.5%)
Beverages (1.2%)
Brown-Forman Corp., Class B	1,155	$114,668
Coca-Cola Co.	130,117	5,589,826
Coca-Cola Enterprises, Inc.	2,417	119,013
Constellation Brands, Inc., Class A	2,017	287,302
Dr. Pepper Snapple Group, Inc.	2,189	204,015
Molson Coors Brewing Co., Class B	1,812	170,183
Monster Beverage Corp.*	1,744	259,786
PepsiCo, Inc.	89,778	8,970,618

		15,715,411

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	5,039	813,799
CVS Health Corp.	12,777	1,249,207
Kroger Co.	11,284	472,010
Sysco Corp.	6,052	248,132
Walgreens Boots Alliance, Inc.	10,094	859,555
Wal-Mart Stores, Inc.	18,091	1,108,978
Whole Foods Market, Inc.	3,915	131,152

		4,882,833

Food Products (0.3%)
Archer-Daniels-Midland Co.	6,803	249,534
Campbell Soup Co.	2,065	108,516
ConAgra Foods, Inc.	4,950	208,692
General Mills, Inc.	6,864	395,778
Hershey Co.	1,675	149,527
Hormel Foods Corp.	1,546	122,258
J.M. Smucker Co.	1,372	169,222
Kellogg Co.	2,919	210,956
Keurig Green Mountain, Inc.	1,308	117,694
Kraft Heinz Co.	6,900	502,044
McCormick & Co., Inc. (Non-Voting)	1,330	113,795
Mead Johnson Nutrition Co.	2,244	177,164
Mondelez International, Inc., Class A	18,319	821,424
Tyson Foods, Inc., Class A	3,375	179,989

		3,526,593

Household Products (0.3%)
Church & Dwight Co., Inc.	1,512	128,339
Clorox Co.	1,475	187,074
Colgate-Palmolive Co.	10,319	687,452
Kimberly-Clark Corp.	4,176	531,605
Procter & Gamble Co.	31,364	2,490,615

		4,025,085

Personal Products (0.0%)
Estee Lauder Cos., Inc., Class A	2,519	221,823

Tobacco (0.3%)
Altria Group, Inc.	22,616	1,316,477
Philip Morris International, Inc.	17,860	1,570,073
Reynolds American, Inc.	9,641	444,932

		3,331,482

Total Consumer Staples		31,703,227

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Energy (5.0%)
Energy Equipment & Services (0.4%)
Baker Hughes, Inc.	4,997	$230,612
Cameron International Corp.*	2,196	138,787
Diamond Offshore Drilling, Inc.	718	15,150
Ensco plc, Class A	2,703	41,599
FMC Technologies, Inc.*	2,631	76,325
Halliburton Co.	104,966	3,573,043
Helmerich & Payne, Inc.	1,236	66,188
National Oilwell Varco, Inc.	4,221	141,361
Schlumberger Ltd.	14,594	1,017,931
Transocean Ltd.	3,918	48,505

		5,349,501

Oil, Gas & Consumable Fuels (4.6%)
Anadarko Petroleum Corp.	5,824	282,930
Apache Corp.	4,334	192,733
BP plc (ADR)	200,000	6,252,000
Cabot Oil & Gas Corp.	4,744	83,921
Chesapeake Energy Corp.	5,929	26,680
Chevron Corp.	136,710	12,298,432
Cimarex Energy Co.	1,083	96,799
Columbia Pipeline Group, Inc.	4,486	89,720
ConocoPhillips Co.	14,264	665,986
CONSOL Energy, Inc.	2,626	20,745
Devon Energy Corp.	4,429	141,728
EOG Resources, Inc.	6,377	451,428
EQT Corp.	1,748	91,123
Exxon Mobil Corp.	139,018	10,836,453
Hess Corp.	2,765	134,047
Kinder Morgan, Inc.	21,108	314,931
Marathon Oil Corp.	7,764	97,749
Marathon Petroleum Corp.	6,147	318,660
Murphy Oil Corp.	1,862	41,802
Newfield Exploration Co.*	1,869	60,855
Noble Energy, Inc.	4,873	160,468
Occidental Petroleum Corp.	50,849	3,437,901
ONEOK, Inc.	2,398	59,135
Phillips 66	5,490	449,082
Pioneer Natural Resources Co.	1,712	214,651
Range Resources Corp.	1,942	47,793
Royal Dutch Shell plc (ADR), Class A	322,300	14,758,117
Southwestern Energy Co.*	4,408	31,341
Spectra Energy Corp.	57,697	1,381,266
Tesoro Corp.	1,351	142,355
Total S.A. (ADR)	105,000	4,719,750
Valero Energy Corp.	5,551	392,511
Williams Cos., Inc.	7,822	201,025

		58,494,117

Total Energy		63,843,618

Financials (4.3%)
Banks (2.2%)
Bank of America Corp.	120,010	2,019,768
BB&T Corp.	9,103	344,184
Citigroup, Inc.	34,338	1,776,992
Comerica, Inc.	2,040	85,333
Fifth Third Bancorp	9,209	185,101
Huntington Bancshares, Inc./Ohio	9,207	101,829
JPMorgan Chase & Co.	108,394	7,157,256

KeyCorp	9,640	$127,152
M&T Bank Corp.	1,847	223,820
People’s United Financial, Inc.	3,554	57,397
PNC Financial Services Group, Inc.	5,822	554,895
Regions Financial Corp.	15,189	145,814
SunTrust Banks, Inc./Georgia	5,795	248,258
Toronto-Dominion Bank	25,000	979,981
U.S. Bancorp	93,977	4,009,999
Wells Fargo & Co.	176,541	9,596,769
Zions Bancorp	2,341	63,909

		27,678,457

Capital Markets (0.4%)
Affiliated Managers Group, Inc.*	623	99,531
Ameriprise Financial, Inc.	1,985	211,244
Bank of New York Mellon Corp.	12,537	516,775
BlackRock, Inc.	1,450	493,754
Charles Schwab Corp.	13,912	458,122
E*TRADE Financial Corp.*	3,327	98,612
Franklin Resources, Inc.	4,260	156,853
Goldman Sachs Group, Inc.	4,573	824,192
Invesco Ltd.	4,915	164,554
Legg Mason, Inc.	1,258	49,351
Morgan Stanley	17,467	555,625
Northern Trust Corp.	2,510	180,946
State Street Corp.	4,679	310,499
T. Rowe Price Group, Inc.	2,851	203,818

		4,323,876

Consumer Finance (0.1%)
American Express Co.	9,646	670,879
Capital One Financial Corp.	6,136	442,896
Discover Financial Services	4,876	261,451
Navient Corp.	4,288	49,098
Synchrony Financial*	9,607	292,149

		1,716,473

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	21,605	2,852,724
CME Group, Inc./Illinois	3,938	356,783
Intercontinental Exchange, Inc.	1,369	350,820
Leucadia National Corp.	3,867	67,247
McGraw Hill Financial, Inc.	3,124	307,964
Moody’s Corp.	1,998	200,479
Nasdaq, Inc.	1,356	78,879

		4,214,896

Insurance (0.8%)
ACE Ltd.	3,767	440,174
Aflac, Inc.	4,938	295,786
Allstate Corp.	4,464	277,170
American International Group, Inc.	14,262	883,816
Aon plc	3,146	290,093
Assurant, Inc.	766	61,694
Chubb Corp.	2,651	351,629
Cincinnati Financial Corp.	1,694	100,234
Hartford Financial Services Group, Inc.	4,756	206,696
Lincoln National Corp.	2,877	144,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Loews Corp.	3,123	$119,923
Marsh & McLennan Cos., Inc.	5,966	330,815
MetLife, Inc.	115,557	5,571,003
Principal Financial Group, Inc.	3,143	141,372
Progressive Corp.	6,717	213,600
Prudential Financial, Inc.	5,171	420,971
Torchmark Corp.	1,334	76,251
Travelers Cos., Inc.	3,508	395,913
Unum Group	2,828	94,144
XL Group plc	3,466	135,798

		10,551,680

Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	4,918	476,800
Apartment Investment & Management Co. (REIT), Class A	1,792	71,734
AvalonBay Communities, Inc. (REIT)	1,578	290,557
Boston Properties, Inc. (REIT)	1,761	224,598
Crown Castle International Corp. (REIT)	3,827	330,844
Equinix, Inc. (REIT)	715	216,216
Equity Residential (REIT)	4,174	340,557
Essex Property Trust, Inc. (REIT)	754	180,515
Four Corners Property Trust, Inc. (REIT)*	1	16
General Growth Properties, Inc. (REIT)	6,701	182,334
HCP, Inc. (REIT)	5,474	209,326
Host Hotels & Resorts, Inc. (REIT)	8,611	132,093
Iron Mountain, Inc. (REIT)	2,200	59,422
Kimco Realty Corp. (REIT)	4,737	125,341
Macerich Co. (REIT)	1,543	124,505
Plum Creek Timber Co., Inc. (REIT)	2,004	95,631
Prologis, Inc. (REIT)	6,009	257,906
Public Storage (REIT)	1,712	424,062
Realty Income Corp. (REIT)	2,878	148,591
Simon Property Group, Inc. (REIT)	3,581	696,290
SL Green Realty Corp. (REIT)	1,142	129,023
Ventas, Inc. (REIT)	3,812	215,111
Vornado Realty Trust (REIT)	2,032	203,119
Welltower, Inc. (REIT)	4,130	280,964
Weyerhaeuser Co. (REIT)	5,895	176,732

		5,592,287

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	3,323	114,909

Total Financials		54,192,578

Health Care (5.9%)
Biotechnology (0.5%)
Alexion Pharmaceuticals, Inc.*	2,593	494,615
Amgen, Inc.	8,693	1,411,135
Baxalta, Inc.	6,209	242,337
Biogen, Inc.*	2,563	785,175
Celgene Corp.*	9,063	1,085,385
Gilead Sciences, Inc.	16,612	1,680,968
Regeneron Pharmaceuticals, Inc.*	899	488,040
Vertex Pharmaceuticals, Inc.*	2,858	359,622

		6,547,277

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories	17,223	$773,485
Baxter International, Inc.	6,421	244,961
Becton, Dickinson and Co.	2,452	377,829
Boston Scientific Corp.*	15,407	284,105
C.R. Bard, Inc.	851	161,213
DENTSPLY International, Inc.	1,603	97,542
Edwards Lifesciences Corp.*	2,466	194,765
Intuitive Surgical, Inc.*	437	238,672
Medtronic plc	16,212	1,247,027
St. Jude Medical, Inc.	3,230	199,517
Stryker Corp.	3,627	337,093
Varian Medical Systems, Inc.*	1,132	91,466
Zimmer Biomet Holdings, Inc.	1,959	200,974

		4,448,649

Health Care Providers & Services (0.4%)
Aetna, Inc.	4,055	438,427
AmerisourceBergen Corp.	2,254	233,762
Anthem, Inc.	2,999	418,181
Cardinal Health, Inc.	3,825	341,458
Cigna Corp.	2,997	438,551
DaVita HealthCare Partners, Inc.*	1,952	136,074
Express Scripts Holding Co.*	7,819	683,459
HCA Holdings, Inc.*	3,570	241,439
Henry Schein, Inc.*	957	151,388
Humana, Inc.	1,699	303,288
Laboratory Corp. of America Holdings*	1,154	142,681
McKesson Corp.	2,631	518,912
Patterson Cos., Inc.	996	45,029
Quest Diagnostics, Inc.	1,646	117,096
Tenet Healthcare Corp.*	1,142	34,603
UnitedHealth Group, Inc.	10,995	1,293,452
Universal Health Services, Inc., Class B	1,052	125,703

		5,663,503

Health Care Technology (0.0%)
Cerner Corp.*	3,521	211,859

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	3,800	158,878
Illumina, Inc.*	1,691	324,579
PerkinElmer, Inc.	1,300	69,641
Thermo Fisher Scientific, Inc.	4,615	654,638
Waters Corp.*	944	127,043

		1,334,779

Pharmaceuticals (4.5%)
AbbVie, Inc.	18,861	1,117,326
Allergan plc*	4,547	1,420,937
AstraZeneca plc	42,000	2,839,577
Bristol-Myers Squibb Co.	23,844	1,640,229
Eli Lilly & Co.	103,857	8,750,991
Endo International plc*	2,388	146,193
Johnson & Johnson	103,088	10,589,199
Mallinckrodt plc*	1,346	100,452
Merck & Co., Inc.	146,972	7,763,061
Mylan N.V.*	4,734	255,967
Perrigo Co. plc	1,677	242,662
Pfizer, Inc.	396,144	12,787,528
Roche Holding AG	12,000	3,307,058
Sanofi S.A. (ADR)	135,000	5,757,750
Zoetis, Inc.	5,263	252,203

		56,971,133

Total Health Care		75,177,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Industrials (5.8%)
Aerospace & Defense (2.1%)
Boeing Co.	19,067	$2,756,898
General Dynamics Corp.	3,426	470,595
Honeywell International, Inc.	8,884	920,116
L-3 Communications Holdings, Inc.	921	110,069
Lockheed Martin Corp.	33,033	7,173,116
Northrop Grumman Corp.	2,103	397,067
Precision Castparts Corp.	1,604	372,144
Raytheon Co.	57,580	7,170,437
Rockwell Collins, Inc.	1,511	139,465
Textron, Inc.	3,169	133,130
United Technologies Corp.	66,495	6,388,175

		26,031,212

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	1,626	100,844
CEVA Holdings LLC*	1,065	479,187
Expeditors International of Washington, Inc.	2,169	97,822
FedEx Corp.	3,055	455,164
United Parcel Service, Inc., Class B	8,007	770,514

		1,903,531

Airlines (0.1%)
American Airlines Group, Inc.	7,227	306,064
Delta Air Lines, Inc.	8,997	456,058
Southwest Airlines Co.	7,418	319,419
United Continental Holdings, Inc.*	4,331	248,166

		1,329,707

Building Products (0.0%)
Allegion plc	1,099	72,446
Masco Corp.	3,943	111,587

		184,033

Commercial Services & Supplies (0.7%)
ADT Corp.	1,949	64,278
Cintas Corp.	1,024	93,235
Pitney Bowes, Inc.	2,315	47,805
Republic Services, Inc.	82,760	3,640,613
Stericycle, Inc.*	973	117,344
Tyco International plc	4,833	154,124
Waste Management, Inc.	97,322	5,194,075

		9,311,474

Construction & Engineering (0.0%)
Fluor Corp.	1,662	78,480
Jacobs Engineering Group, Inc.*	1,420	59,569
Quanta Services, Inc.*	1,842	37,300

		175,349

Electrical Equipment (0.1%)
AMETEK, Inc.	2,777	148,820
Eaton Corp. plc	5,360	278,934
Emerson Electric Co.	7,534	360,351
Rockwell Automation, Inc.	1,538	157,814

		945,919

Industrial Conglomerates (1.6%)
3M Co.	7,099	1,069,393

Danaher Corp.	6,884	$639,386
General Electric Co.	579,798	18,060,708
Roper Technologies, Inc.	1,155	219,207

		19,988,694

Machinery (0.6%)
Caterpillar, Inc.	6,712	456,148
Cummins, Inc.	1,905	167,659
Deere & Co.	43,574	3,323,389
Dover Corp.	1,794	109,990
Flowserve Corp.	1,529	64,340
Illinois Tool Works, Inc.	23,778	2,203,745
Ingersoll-Rand plc	3,042	168,192
PACCAR, Inc.	4,070	192,918
Parker-Hannifin Corp.	1,587	153,907
Pentair plc	2,065	102,280
Snap-on, Inc.	667	114,344
Stanley Black & Decker, Inc.	1,699	181,334
Xylem, Inc.	2,081	75,957

		7,314,203

Professional Services (0.0%)
Dun & Bradstreet Corp.	414	43,027
Equifax, Inc.	1,356	151,018
Nielsen Holdings plc	4,206	195,999
Robert Half International, Inc.	1,542	72,690
Verisk Analytics, Inc.*	1,776	136,539

		599,273

Road & Rail (0.4%)
CSX Corp.	11,278	292,664
J.B. Hunt Transport Services, Inc.	1,053	77,248
Kansas City Southern	1,266	94,532
Norfolk Southern Corp.	3,456	292,343
Ryder System, Inc.	612	34,780
Union Pacific Corp.	49,845	3,897,879

		4,689,446

Trading Companies & Distributors (0.0%)
Fastenal Co.	3,327	135,808
United Rentals, Inc.*	1,094	79,359
W.W. Grainger, Inc.	664	134,520

		349,687

Total Industrials		72,822,528

Information Technology (6.1%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	238,535	6,477,418
F5 Networks, Inc.*	814	78,925
Harris Corp.	1,423	123,659
Juniper Networks, Inc.	4,055	111,918
Motorola Solutions, Inc.	1,844	126,222
QUALCOMM, Inc.	70,337	3,515,795

		10,433,937

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	3,544	185,103
Corning, Inc.	13,647	249,467
FLIR Systems, Inc.	1,608	45,137
TE Connectivity Ltd.	4,454	287,773

		767,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (0.7%)
Akamai Technologies, Inc.*	2,048	$107,786
Alphabet, Inc., Class C*	6,783	5,211,722
eBay, Inc.*	12,630	347,072
Facebook, Inc., Class A*	26,168	2,738,743
VeriSign, Inc.*	1,145	100,027
Yahoo!, Inc.*	10,117	336,492

		8,841,842

IT Services (0.6%)
Accenture plc, Class A	7,214	753,863
Alliance Data Systems Corp.*	705	194,982
Automatic Data Processing, Inc.	5,340	452,405
Cognizant Technology Solutions Corp., Class A*	6,988	419,420
CSRA, Inc.	1,586	47,580
Fidelity National Information Services, Inc.	3,229	195,677
Fiserv, Inc.*	2,624	239,991
International Business Machines Corp.	10,286	1,415,559
MasterCard, Inc., Class A	11,441	1,113,896
Paychex, Inc.	3,686	194,953
PayPal Holdings, Inc.*	12,885	466,437
Teradata Corp.*	1,393	36,803
Total System Services, Inc.	1,941	96,662
Visa, Inc., Class A	22,450	1,740,997
Western Union Co.	5,863	105,006
Xerox Corp.	10,899	115,856

		7,590,087

Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	3,596	198,931
Applied Materials, Inc.	13,247	247,321
Avago Technologies Ltd.	3,025	439,079
Broadcom Corp., Class A	6,518	376,871
First Solar, Inc.*	868	57,279
Intel Corp.	254,322	8,761,393
KLA-Tencor Corp.	1,806	125,246
Lam Research Corp.	1,814	144,068
Linear Technology Corp.	2,749	116,750
Microchip Technology, Inc.	2,285	106,344
Micron Technology, Inc.*	12,778	180,936
NVIDIA Corp.	5,871	193,508
Qorvo, Inc.*	1,595	81,186
Skyworks Solutions, Inc.	2,187	168,027
Texas Instruments, Inc.	85,859	4,705,932
Xilinx, Inc.	2,966	139,313

		16,042,184

Software (1.7%)
Activision Blizzard, Inc.	5,767	223,241
Adobe Systems, Inc.*	5,771	542,128
Autodesk, Inc.*	2,594	158,052
CA, Inc.	3,592	102,588
Citrix Systems, Inc.*	1,763	133,371
Electronic Arts, Inc.*	3,574	245,605
Intuit, Inc.	3,043	293,649
Microsoft Corp.	288,151	15,986,617
Oracle Corp.	81,911	2,992,209
Red Hat, Inc.*	2,104	174,232
salesforce.com, Inc.*	7,194	564,010
Symantec Corp.	7,844	164,724

		21,580,426

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.	94,313	$9,927,386
EMC Corp.	22,350	573,948
Hewlett Packard Enterprise Co.	20,709	314,777
HP, Inc.	20,709	245,194
NetApp, Inc.	3,441	91,290
SanDisk Corp.	2,262	171,889
Seagate Technology plc	3,463	126,954
Western Digital Corp.	2,642	158,652

		11,610,090

Total Information Technology		76,866,046

Materials (3.8%)
Chemicals (3.0%)
Agrium, Inc.	55,000	4,913,700
Air Products and Chemicals, Inc.	2,267	294,959
Airgas, Inc.	725	100,282
BASF SE	42,000	3,210,891
CF Industries Holdings, Inc.	2,672	109,044
Dow Chemical Co.	259,773	13,373,114
E.I. du Pont de Nemours & Co.	130,111	8,665,393
Eastman Chemical Co.	1,705	115,105
Ecolab, Inc.	3,099	354,464
FMC Corp.	1,532	59,947
International Flavors & Fragrances, Inc.	924	110,547
LyondellBasell Industries N.V., Class A	4,145	360,201
Monsanto Co.	5,108	503,240
Mosaic Co.	95,866	2,644,943
PPG Industries, Inc.	3,104	306,737
Praxair, Inc.	23,285	2,384,384
Sherwin-Williams Co.	909	235,976

		37,742,927

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	769	105,030
Vulcan Materials Co.	1,527	145,019

		250,049

Containers & Packaging (0.0%)
Avery Dennison Corp.	1,049	65,730
Ball Corp.	1,584	115,204
Owens-Illinois, Inc.*	1,844	32,123
Sealed Air Corp.	2,214	98,745
WestRock Co.	3,002	136,951

		448,753

Metals & Mining (0.8%)
Alcoa, Inc.	15,016	148,208
BHP Billiton plc	257,100	2,886,496
Freeport-McMoRan, Inc.	13,936	94,347
Newmont Mining Corp.	6,065	109,110
Nucor Corp.	3,664	147,659
Rio Tinto plc (ADR)	222,000	6,464,640

		9,850,460

Paper & Forest Products (0.0%)
International Paper Co.	4,789	180,545

Total Materials		48,472,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	180,606	$6,214,653
BCE, Inc.	50,000	1,931,777
CenturyLink, Inc.	6,209	156,218
Frontier Communications Corp.	13,393	62,545
Level 3 Communications, Inc.*	3,305	179,660
Telstra Corp., Ltd.	800,000	3,246,024
Verizon Communications, Inc.	196,897	9,107,675

		20,898,552

Wireless Telecommunication Services (0.2%)
Vodafone Group plc	654,545	2,117,142

Total Telecommunication Services		23,015,694

Utilities (5.2%)
Electric Utilities (3.2%)
American Electric Power Co., Inc.	55,735	3,247,679
Duke Energy Corp.	85,472	6,101,846
Edison International	3,736	221,209
Entergy Corp.	2,059	140,753
Eversource Energy	3,637	185,742
Exelon Corp.	160,599	4,459,834
FirstEnergy Corp.	4,843	153,668
NextEra Energy, Inc.	95,770	9,949,545
Pepco Holdings, Inc.	2,906	75,585
Pinnacle West Capital Corp.	1,271	81,954
PPL Corp.	76,568	2,613,266
Southern Co.	164,351	7,689,983
Xcel Energy, Inc.	155,815	5,595,317

		40,516,381

Gas Utilities (0.0%)
AGL Resources, Inc.	1,377	87,866

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	7,828	74,914
NRG Energy, Inc.	3,791	44,620

		119,534

Multi-Utilities (2.0%)
Ameren Corp.	2,782	120,266
CenterPoint Energy, Inc.	4,933	90,570
CMS Energy Corp.	3,172	114,446
Consolidated Edison, Inc.	3,358	215,819
Dominion Resources, Inc.	81,908	5,540,257
DTE Energy Co.	2,058	165,031
NiSource, Inc.	3,644	71,094
PG&E Corp.	188,926	10,048,974
Public Service Enterprise Group, Inc.	145,800	5,641,002
SCANA Corp.	1,639	99,143
Sempra Energy	35,700	3,356,157
TECO Energy, Inc.	2,697	71,875
WEC Energy Group, Inc.	3,619	185,691

		25,720,325

Total Utilities		66,444,106

Total Common Stocks (44.5%) (Cost $411,870,819)		564,298,228

	Number of Warrants	Value (Note 1)

WARRANTS:
Utilities (0.0%)
Independent Power and Renewable Electricity Producers (0.0%)
Dynegy, Inc., expiring 10/2/17* (Cost $—)	13,973	$6,567

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	650,020	650,020

Total Short-Term Investment (0.1%) (Cost $650,020)		650,020

Total Investments (87.3%) (Cost $974,870,234)		1,107,396,155
Other Assets Less Liabilities (12.7%)		161,152,828

Net Assets (100%)		$1,268,548,983

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $80,643,794 or 6.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2015.

Glossary:

ADR	— American Depositary Receipt
AGM	— Insured by Assured Guaranty Municipal Corp.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,195	March-16	$122,529,516	$121,615,150	$(914,366)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$51,760,497	$—	$—	$51,760,497
Consumer Staples	31,703,227	—	—	31,703,227
Energy	63,843,618	—	—	63,843,618
Financials	54,192,578	—	—	54,192,578
Health Care	69,030,565	6,146,635	—	75,177,200
Industrials	72,343,341	—	479,187	72,822,528
Information Technology	76,866,046	—	—	76,866,046
Materials	42,375,347	6,097,387	—	48,472,734
Telecommunication Services	16,186,729	6,828,965	—	23,015,694
Utilities	66,444,106	—	—	66,444,106
Convertible Bonds
Consumer Discretionary	1,158,156	—	—	1,158,156
Energy	—	2,090,000	—	2,090,000
Convertible Preferred Stocks
Financials	14,944,977	—	—	14,944,977
Health Care	2,060,360	—	—	2,060,360
Industrials	—	—	19,375	19,375
Materials	1,998,600	—	—	1,998,600
Utilities	7,080,393	—	—	7,080,393
Corporate Bonds
Consumer Discretionary	—	50,209,268	—	50,209,268
Consumer Staples	—	10,508,087	—	10,508,087
Energy	—	29,419,197	—	29,419,197
Financials	—	74,975,861	—	74,975,861
Health Care	—	24,472,007	—	24,472,007
Industrials	—	15,784,985	—	15,784,985
Information Technology	—	21,791,157	—	21,791,157
Materials	—	12,522,272	—	12,522,272
Telecommunication Services	—	39,418,806	—	39,418,806
Utilities	—	23,868,584	—	23,868,584
Government Securities
Foreign Governments	—	7,071,328	—	7,071,328
Municipal Bonds	—	574,469	—	574,469
Supranational	—	8,880,392	—	8,880,392
U.S. Government Agencies	—	15,620,795	—	15,620,795
U.S. Treasuries	—	176,542,484	—	176,542,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Preferred Stocks
Consumer Discretionary	$—	$—	$—	(a)	$— (a)
Financials	796,200	—	—		796,200
Industrials	—	—	633,587		633,587
Short-Term Investments	650,020	—	—		650,020
Warrants
Utilities	6,567	—	—		6,567

Total Assets	$573,441,327	$532,822,679	$1,132,149		$1,107,396,155

Liabilities:
Futures	$(914,366)	$—	$—		$(914,366)

Total Liabilities	$(914,366)	$—	$—		$(914,366)

Total	$572,526,961	$532,822,679	$1,132,149		$1,106,481,789

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(914,366	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$3,409,266	$3,409,266

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,594,009)	$(1,594,009)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held futures contracts with an average notional balance of approximately $128,693,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$247,160,186
Long-term U.S. government debt securities	$74,804,918

$321,965,104

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$256,263,994
Long-term U.S. government debt securities	$97,725,816

$353,989,810

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$194,071,137
Aggregate gross unrealized depreciation	(62,231,210)

Net unrealized appreciation	$131,839,927

Federal income tax cost of investments	$975,556,228

For the year ended December 31, 2015, the Portfolio incurred approximately $4,640 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $974,870,234)	$1,107,396,155
Cash	151,231,660
Foreign cash (Cost $5,701,897)	5,069,656
Cash held as collateral at broker	5,502,400
Receivable for securities sold	7,090,459
Dividends, interest and other receivables	7,097,061
Receivable from Separate Accounts for Trust shares sold	27,619
Other assets	4,326

Total assets	1,283,419,336

LIABILITIES
Payable for securities purchased	11,836,737
Due to broker for futures variation margin	1,147,357
Payable to Separate Accounts for Trust shares redeemed	753,969
Investment management fees payable	682,057
Distribution fees payable – Class IB	177,945
Administrative fees payable	134,464
Trustees’ fees payable	1,639
Distribution fees payable – Class IA	782
Accrued expenses	135,403

Total liabilities	14,870,353

NET ASSETS	$1,268,548,983

Net assets were comprised of:
Paid in capital	$1,291,673,900
Accumulated undistributed net investment income (loss)	84,786
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(154,179,043)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	130,969,340

Net assets	$1,268,548,983

Class IA
Net asset value, offering and redemption price per share, $3,656,682 / 373,163 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

Class IB
Net asset value, offering and redemption price per share, $833,107,160 / 84,999,688 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

Class K
Net asset value, offering and redemption price per share, $431,785,141 / 44,077,034 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$25,646,391
Dividends (net of $58,682 foreign withholding tax)	20,220,566

Total income	45,866,957

EXPENSES
Investment management fees	8,836,945
Distribution fees – Class IB	2,299,987
Administrative fees	1,717,429
Professional fees	81,203
Custodian fees	71,500
Printing and mailing expenses	59,559
Trustees’ fees	28,929
Distribution fees – Class IA	9,606
Miscellaneous	63,608

Gross expenses	13,168,766
Less: Waiver from investment manager	(32,902)

Net expenses	13,135,864

NET INVESTMENT INCOME (LOSS)	32,731,093

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(60,746,840)
Futures	3,409,266
Foreign currency transactions	(399,352)

Net realized gain (loss)	(57,736,926)

Change in unrealized appreciation (depreciation) on:
Investments	(13,618,555)
Futures	(1,594,009)
Foreign currency translations	(89,472)

Net change in unrealized appreciation (depreciation)	(15,302,036)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(73,038,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,307,869)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,731,093	$33,755,991
Net realized gain (loss) on investments, futures and foreign currency transactions	(57,736,926)	74,525,850
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(15,302,036)	(25,237,111)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,307,869)	83,044,730

DIVIDENDS:
Dividends from net investment income
Class IA	(89,962)	(85,296)
Class IB	(20,424,319)	(21,907,122)
Class K	(11,671,215)	(12,068,153)

TOTAL DIVIDENDS:	(32,185,496)	(34,060,571)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 85,090 and 140,563 shares, respectively ]	881,181	1,475,097
Capital shares issued in reinvestment of dividends [ 9,302 and 8,251 shares, respectively ]	89,962	85,296
Capital shares repurchased [ (98,099) and (67,283) shares, respectively ]	(1,015,520)	(708,898)

Total Class IA transactions	(44,377)	851,495

Class IB
Capital shares sold [ 8,255,773 and 18,224,391 shares, respectively ]	85,794,388	191,089,790
Capital shares issued in reinvestment of dividends [ 2,111,277 and 2,118,595 shares, respectively ]	20,424,319	21,907,122
Capital shares repurchased [ (19,057,612) and (12,350,544) shares, respectively ]	(196,351,642)	(128,246,430)

Total Class IB transactions	(90,132,935)	84,750,482

Class K
Capital shares sold [ 1,331,743 and 1,081,174 shares, respectively ]	13,956,531	11,351,789
Capital shares issued in reinvestment of dividends [ 1,207,203 and 1,167,700 shares, respectively ]	11,671,215	12,068,153
Capital shares repurchased [ (4,896,788) and (5,296,787) shares, respectively ]	(50,395,934)	(54,498,018)

Total Class K transactions	(24,768,188)	(31,078,076)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(114,945,500)	54,523,901

TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,438,865)	103,508,060
NET ASSETS:
Beginning of year	1,455,987,848	1,352,479,788

End of year (a)	$1,268,548,983	$1,455,987,848

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$84,786	$367,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.36	$9.98	$8.92	$8.27	$8.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.24	0.23	0.27	0.31
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.54)	0.38	1.06	0.66	(0.29)

Total from investment operations	(0.31)	0.62	1.29	0.93	0.02

Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.28)	(0.32)

Net asset value, end of year	$9.80	$10.36	$9.98	$8.92	$8.27

Total return	(3.01)%	6.21%	14.51%	11.25%	0.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,657	$3,905	$2,948	$2,035	$1,047
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.04%	1.07%	1.09%	0.83%
After waivers, reimbursements and fees paid indirectly (f)	1.03%	1.04%	1.07%	1.09%	0.83%
Before waivers, reimbursements and fees paid indirectly (f)	1.03%	1.04%	1.07%	1.09%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.27%	2.31%	2.40%	3.04%	3.46%
After waivers, reimbursements and fees paid indirectly (f)	2.27%	2.31%	2.40%	3.04%	3.46%
Before waivers, reimbursements and fees paid indirectly (f)	2.27%	2.31%	2.40%	3.04%	3.46%
Portfolio turnover rate^	27%	25%	20%	26%	43%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.36	$9.98	$8.92	$8.27	$8.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.24	0.23	0.27	0.28
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.54)	0.38	1.06	0.66	(0.28)

Total from investment operations	(0.31)	0.62	1.29	0.93	— #

Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.28)	(0.30)

Net asset value, end of year	$9.80	$10.36	$9.98	$8.92	$8.27

Total return	(3.01)%	6.21%	14.51%	11.25%	0.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$833,107	$971,028	$855,653	$720,497	$612,978
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.04%	1.07%	1.09%	1.08%
After waivers, reimbursements and fees paid indirectly (f)	1.03%	1.04%	1.07%	1.09%	1.08%
Before waivers, reimbursements and fees paid indirectly (f)	1.03%	1.04%	1.07%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.27%	2.32%	2.41%	3.04%	3.26%
After waivers, reimbursements and fees paid indirectly (f)	2.27%	2.32%	2.41%	3.04%	3.26%
Before waivers, reimbursements and fees paid indirectly (f)	2.27%	2.32%	2.41%	3.04%	3.26%
Portfolio turnover rate^	27%	25%	20%	26%	43%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$10.36	$9.98	$8.92	$8.27	$8.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.27	0.25	0.29	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)	0.38	1.07	0.66	0.09

Total from investment operations	(0.29)	0.65	1.32	0.95	0.20

Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.26)	(0.30)	(0.32)

Net asset value, end of period	$9.80	$10.36	$9.98	$8.92	$8.27

Total return (b)	(2.76)%	6.48%	14.81%	11.53%	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$431,785	$481,055	$493,878	$437,087	$420,502
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.78%	0.79%	0.82%	0.84%	0.83%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.79%	0.82%	0.84%	0.83%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.79%	0.82%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.52%	2.58%	2.66%	3.29%	3.61%
After waivers, reimbursements and fees paid indirectly (a)(f)	2.52%	2.58%	2.66%	3.29%	3.61%
Before waivers, reimbursements and fees paid indirectly (a)(f)	2.52%	2.58%	2.66%	3.29%	3.61%
Portfolio turnover rate^	27%	25%	20%	26%	43%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(6.54)%	6.69%	4.23%
Portfolio – Class IB Shares*	(6.53)	6.63	4.10
Portfolio – Class K Shares**	(6.30)	N/A	12.23
Russell 2500TM Value Index	(5.49)	9.23	5.89
Volatility Managed Index – Small Cap Value	(4.22)	8.23	7.15
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.53)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the Russell 2500TM Value Index and Volatility Managed Index — Small Cap Value, returned (5.49)% and (4.22)%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Industrials, Financials and Health Care sectors aided performance relative to the benchmark.

•	StanCorp. Financial Group, an insurance provider and asset manager, received a cash takeover offer from Meiji Yasuda Life Insurance at nearly a 50% premium to the prior day’s closing price.

•

Universal Forest Products, Inc., a manufacturer and distributer of wood and wood-alternative products, pressure-treated wood, engineered roof systems for site-built construction and manufactured housing, and a solid-sawn lumber buyer, appreciated during the year, aiding relative performance.

•	Pep Boys-Manny, Moe & Jack, an automobile sales and services provider, received a cash takeover offer from Bridgestone at nearly a 24% premium to the prior day’s closing price.

•

Gerresheimer AG, a health-care-focused glass and plastics products provider, benefitted from strategic moves intended to improve the long-term return profile of its business. Specifically, the company sold its low-margin glass tubing business and acquired Centor, a leading, high-margin, U.S.-based manufacturer of plastic vials.

What hurt performance during the year:

•

Relative to the benchmark, a significant underweighting of the Financials sector, along with an overweighting in the Materials, Consumer Discretionary and Consumer Staples sectors, detracted from relative performance. Stock selection in the Energy, Materials and Consumer Discretionary sectors also hindered performance.

•

Axiall Corp., a chemical and building products manufacturer, was negatively affected by weaker-than expected end-market pricing due to industry-wide chlor-alkali capacity expansions and still relatively weak demand.

•	The Men’s Wearhouse, a men’s clothing retailer, reported weaker-than-expected results from its recently acquired Jos. A. Bank business as a change to a less promotional-driven model disrupted sales.

•

Shares of Unit Corp., an onshore provider of drilling rigs, experienced a negative impact from the sharp drop in oil prices that began in mid-2014. The company’s subsequent reduction in its rig count was also expected to hinder earnings.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	19.3%
Industrials	18.6
Consumer Discretionary	12.9
Health Care	11.3
Information Technology	9.8
Materials	5.6
Utilities	3.7
Energy	3.3
Consumer Staples	2.8
Telecommunication Services	0.3
Cash and Other	12.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$909.05	$5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79
Class IB
Actual	1,000.00	909.17	5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79
Class K
Actual	1,000.00	910.17	4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.74	4.52

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.14%, 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.9%)
Auto Components (1.9%)
American Axle & Manufacturing Holdings, Inc.*	5,031	$95,287
Cooper Tire & Rubber Co.	3,802	143,906
Cooper-Standard Holding, Inc.*	893	69,288
Dana Holding Corp.	10,082	139,132
Dorman Products, Inc.*	1,757	83,405
Drew Industries, Inc.	41,989	2,556,710
Federal-Mogul Holdings Corp.*	1,842	12,618
Fox Factory Holding Corp.*	1,147	18,960
Gentex Corp.	98,700	1,580,187
Gentherm, Inc.*	2,363	112,006
Horizon Global Corp.*	1,283	13,305
Metaldyne Performance Group, Inc.	783	14,360
Modine Manufacturing Co.*	3,064	27,729
Motorcar Parts of America, Inc.*	1,200	40,572
Standard Motor Products, Inc.	1,290	49,084
Stoneridge, Inc.*	1,780	26,344
Strattec Security Corp.	218	12,315
Superior Industries International, Inc.	1,475	27,170
Tenneco, Inc.*	3,795	174,228
Tower International, Inc.	1,406	40,169

		5,236,775

Automobiles (1.1%)
Thor Industries, Inc.	29,800	1,673,270
Winnebago Industries, Inc.	59,945	1,192,906

		2,866,176

Distributors (0.1%)
Core-Mark Holding Co., Inc.	1,518	124,385
Fenix Parts, Inc.*	956	6,491
Pool Corp.	2,867	231,596
VOXX International Corp.*	1,386	7,291
Weyco Group, Inc.	441	11,801

		381,564

Diversified Consumer Services (0.5%)
2U, Inc.*	1,685	47,146
American Public Education, Inc.*	1,108	20,620
Apollo Education Group, Inc.*	6,129	47,009
Ascent Capital Group, Inc., Class A*	947	15,834
Bridgepoint Education, Inc.*	1,162	8,843
Bright Horizons Family Solutions, Inc.*	2,472	165,130
Cambium Learning Group, Inc.*	911	4,418
Capella Education Co.	795	36,745
Career Education Corp.*	4,653	16,890
Carriage Services, Inc.	1,082	26,076
Chegg, Inc.*	4,945	33,280
Collectors Universe, Inc.	507	7,859
DeVry Education Group, Inc.	4,177	105,720
Grand Canyon Education, Inc.*	3,098	124,292
Houghton Mifflin Harcourt Co.*	8,994	195,889
K12, Inc.*	2,171	19,105
Liberty Tax, Inc.	392	9,341
LifeLock, Inc.*	6,201	88,984

Regis Corp.*	2,733	$38,672
Sotheby’s, Inc.	4,102	105,668
Strayer Education, Inc.*	715	42,986
Universal Technical Institute, Inc.	1,420	6,617
Weight Watchers International, Inc.*	1,787	40,744

		1,207,868

Hotels, Restaurants & Leisure (1.4%)
Belmond Ltd., Class A*	6,325	60,088
Biglari Holdings, Inc.*	110	35,840
BJ’s Restaurants, Inc.*	1,393	60,554
Bloomin’ Brands, Inc.	8,153	137,704
Bob Evans Farms, Inc.	1,432	55,633
Bojangles’, Inc.*	591	9,379
Boyd Gaming Corp.*	5,281	104,934
Bravo Brio Restaurant Group, Inc.*	1,052	9,468
Buffalo Wild Wings, Inc.*	1,252	199,882
Caesars Acquisition Co., Class A*	2,967	20,205
Caesars Entertainment Corp.*	3,618	28,546
Carrols Restaurant Group, Inc.*	2,289	26,873
Cheesecake Factory, Inc.	3,208	147,921
Churchill Downs, Inc.	892	126,209
Chuy’s Holdings, Inc.*	1,067	33,440
ClubCorp Holdings, Inc.	2,867	52,380
Cracker Barrel Old Country Store, Inc.	1,267	160,694
Dave & Buster’s Entertainment, Inc.*	1,493	62,318
Del Frisco’s Restaurant Group, Inc.*	1,485	23,790
Denny’s Corp.*	5,682	55,854
Diamond Resorts International, Inc.*	2,769	70,637
DineEquity, Inc.	1,120	94,830
El Pollo Loco Holdings, Inc.*	953	12,036
Eldorado Resorts, Inc.*	1,814	19,954
Empire Resorts, Inc.*	190	3,424
Fiesta Restaurant Group, Inc.*	1,735	58,296
Fogo De Chao, Inc.*	308	4,669
Habit Restaurants, Inc., Class A*	804	18,540
International Speedway Corp., Class A	1,803	60,797
Interval Leisure Group, Inc.	2,627	41,008
Intrawest Resorts Holdings, Inc.*	1,264	9,885
Isle of Capri Casinos, Inc.*	1,490	20,756
J Alexander’s Holdings, Inc.*	977	10,669
Jack in the Box, Inc.	2,466	189,167
Jamba, Inc.*	984	13,274
Kona Grill, Inc.*	580	9,199
Krispy Kreme Doughnuts, Inc.*	4,211	63,460
La Quinta Holdings, Inc.*	6,178	84,083
Marcus Corp.	1,169	22,176
Marriott Vacations Worldwide Corp.	1,716	97,726
Monarch Casino & Resort, Inc.*	642	14,586
Morgans Hotel Group Co.*	2,076	6,996
Noodles & Co.*	699	6,773
Papa John’s International, Inc.	1,911	106,768
Papa Murphy’s Holdings, Inc.*	643	7,240
Penn National Gaming, Inc.*	5,267	84,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Pinnacle Entertainment, Inc.*	3,717	$115,673
Planet Fitness, Inc., Class A*	1,089	17,021
Popeyes Louisiana Kitchen, Inc.*	1,524	89,154
Potbelly Corp.*	1,331	15,586
Red Robin Gourmet Burgers, Inc.*	931	57,480
Ruby Tuesday, Inc.*	3,959	21,814
Ruth’s Hospitality Group, Inc.	2,295	36,536
Scientific Games Corp., Class A*	3,356	30,103
SeaWorld Entertainment, Inc.	4,535	89,294
Shake Shack, Inc., Class A*	407	16,117
Sonic Corp.	3,424	110,629
Speedway Motorsports, Inc.	807	16,721
Texas Roadhouse, Inc.	4,599	164,506
Vail Resorts, Inc.	2,400	307,176
Wingstop, Inc.*	444	10,128
Zoe’s Kitchen, Inc.*	1,293	36,178

		3,677,154

Household Durables (2.3%)
Bassett Furniture Industries, Inc.	677	16,979
Beazer Homes USA, Inc.*	2,137	24,554
CalAtlantic Group, Inc.	5,106	193,620
Cavco Industries, Inc.*	574	47,820
Century Communities, Inc.*	1,091	19,322
CSS Industries, Inc.	591	16,773
Ethan Allen Interiors, Inc.	1,710	47,572
Flexsteel Industries, Inc.	396	17,495
Green Brick Partners, Inc.*	1,435	10,332
Helen of Troy Ltd.*	4,488	422,994
Hooker Furniture Corp.	58,743	1,482,673
Hovnanian Enterprises, Inc., Class A*	8,604	15,573
Installed Building Products, Inc.*	1,317	32,701
iRobot Corp.*	1,928	68,251
KB Home	5,459	67,309
La-Z-Boy, Inc.	84,072	2,053,038
LGI Homes, Inc.*	923	22,457
Libbey, Inc.	1,456	31,042
Lifetime Brands, Inc.	653	8,659
M.D.C. Holdings, Inc.	2,606	66,531
M/I Homes, Inc.*	53,617	1,175,285
Meritage Homes Corp.*	2,636	89,598
NACCO Industries, Inc., Class A	295	12,449
New Home Co., Inc.*	641	8,307
Skullcandy, Inc.*	1,583	7,488
Taylor Morrison Home Corp., Class A*	2,175	34,800
TRI Pointe Group, Inc.*	10,699	135,556
Universal Electronics, Inc.*	1,063	54,585
WCI Communities, Inc.*	1,012	22,547
William Lyon Homes, Class A*	1,275	21,038
ZAGG, Inc.*	1,821	19,922

		6,247,270

Internet & Catalog Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	1,535	11,175
Blue Nile, Inc.*	770	28,590
Duluth Holdings, Inc.*	503	7,339
Etsy, Inc.*	1,411	11,655
EVINE Live, Inc.*	3,557	6,331
FTD Cos., Inc.*	1,200	31,404

HSN, Inc.	2,141	$108,485
Lands’ End, Inc.*	1,063	24,917
Liberty TripAdvisor Holdings, Inc., Class A*	4,916	149,151
Nutrisystem, Inc.	1,938	41,938
Overstock.com, Inc.*	751	9,222
PetMed Express, Inc.	1,284	22,008
Shutterfly, Inc.*	2,316	103,201
Wayfair, Inc., Class A*	1,303	62,049

		617,465

Leisure Products (0.8%)
Arctic Cat, Inc.	806	13,202
Black Diamond, Inc.*	1,601	7,076
BRP, Inc.*	81,200	1,166,623
Brunswick Corp.	12,800	646,528
Callaway Golf Co.	5,218	49,154
Escalade, Inc.	668	8,851
JAKKS Pacific, Inc.*	1,330	10,587
Johnson Outdoors, Inc., Class A	334	7,311
Malibu Boats, Inc., Class A*	1,256	20,561
Marine Products Corp.	745	4,500
MCBC Holdings, Inc.*	407	5,576
Nautilus, Inc.*	2,109	35,262
Performance Sports Group Ltd.*	2,951	28,418
Smith & Wesson Holding Corp.*	3,553	78,095
Sturm Ruger & Co., Inc.	1,230	73,320

		2,155,064

Media (0.7%)
AMC Entertainment Holdings, Inc., Class A	1,397	33,528
Carmike Cinemas, Inc.*	1,640	37,622
Central European Media Enterprises Ltd., Class A*	5,269	14,174
Crown Media Holdings, Inc., Class A*	2,351	13,189
Cumulus Media, Inc., Class A*	10,139	3,347
Daily Journal Corp.*	77	15,554
DreamWorks Animation SKG, Inc., Class A*	4,973	128,154
Entercom Communications Corp., Class A*	1,578	17,721
Entravision Communications Corp., Class A	4,242	32,706
Eros International plc*	1,794	16,415
EW Scripps Co., Class A	3,881	73,739
Global Eagle Entertainment, Inc.*	3,029	29,896
Gray Television, Inc.*	4,169	67,955
Harte-Hanks, Inc.	3,477	11,265
Hemisphere Media Group, Inc.*	748	11,033
IMAX Corp.*	3,986	141,662
Journal Media Group, Inc.	1,509	18,138
Loral Space & Communications, Inc.*	866	35,255
MDC Partners, Inc., Class A	2,843	61,750
Media General, Inc.*	6,309	101,890
Meredith Corp.	2,426	104,924
National CineMedia, Inc.	4,074	64,003
New Media Investment Group, Inc.	3,003	58,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

New York Times Co., Class A	9,065	$121,652
Nexstar Broadcasting Group, Inc., Class A	2,066	121,274
Reading International, Inc., Class A*	1,155	15,142
Rentrak Corp.*	850	40,400
Saga Communications, Inc., Class A	239	9,190
Scholastic Corp.	1,755	67,673
SFX Entertainment, Inc.*	3,301	628
Sinclair Broadcast Group, Inc., Class A	4,377	142,428
Sizmek, Inc.*	1,460	5,329
Time, Inc.	7,225	113,216
Townsquare Media, Inc., Class A*	527	6,303
Tribune Publishing Co.	1,875	17,287
World Wrestling Entertainment, Inc., Class A	2,001	35,698

		1,788,578

Multiline Retail (0.2%)
Big Lots, Inc.	3,275	126,219
Burlington Stores, Inc.*	4,979	213,599
Fred’s, Inc., Class A	2,422	39,648
Ollie’s Bargain Outlet Holdings, Inc.*	643	10,937
Tuesday Morning Corp.*	2,742	17,823

		408,226

Specialty Retail (2.8%)
Abercrombie & Fitch Co., Class A	4,576	123,552
American Eagle Outfitters, Inc.	12,907	200,058
America’s Car-Mart, Inc.*	533	14,226
Asbury Automotive Group, Inc.*	1,666	112,355
Ascena Retail Group, Inc.*	11,280	111,108
Barnes & Noble Education, Inc.*	2,081	20,706
Barnes & Noble, Inc.	3,399	29,605
bebe stores, Inc.	1,742	984
Big 5 Sporting Goods Corp.	1,297	12,957
Boot Barn Holdings, Inc.*	844	10,373
Buckle, Inc.	1,854	57,066
Build-A-Bear Workshop, Inc.*	1,011	12,375
Caleres, Inc.	45,683	1,225,218
Cato Corp., Class A	45,706	1,682,895
Chico’s FAS, Inc.	9,434	100,661
Children’s Place, Inc.	1,358	74,962
Christopher & Banks Corp.*	2,740	4,521
Citi Trends, Inc.	999	21,229
Conn’s, Inc.*	1,841	43,208
Container Store Group, Inc.*	1,134	9,299
Destination XL Group, Inc.*	2,166	11,956
Express, Inc.*	5,576	96,353
Finish Line, Inc., Class A	3,091	55,885
Five Below, Inc.*	3,579	114,886
Francesca’s Holdings Corp.*	2,820	49,096
Genesco, Inc.*	22,384	1,272,083
Group 1 Automotive, Inc.	1,541	116,654
Guess?, Inc.	4,083	77,087
Haverty Furniture Cos., Inc.	1,320	28,301
Hibbett Sports, Inc.*	1,678	50,743
Kirkland’s, Inc.	1,116	16,182

Lithia Motors, Inc., Class A	1,505	$160,538
Lumber Liquidators Holdings, Inc.*	1,764	30,623
MarineMax, Inc.*	1,752	32,272
Mattress Firm Holding Corp.*	1,336	59,626
Men’s Wearhouse, Inc.	3,181	46,697
Monro Muffler Brake, Inc.	2,097	138,863
Outerwall, Inc.	1,225	44,761
Party City Holdco, Inc.*	1,637	21,134
Pep Boys-Manny, Moe & Jack*	3,477	64,012
Pier 1 Imports, Inc.	6,063	30,861
Rent-A-Center, Inc.	3,478	52,066
Restoration Hardware Holdings, Inc.*	2,205	175,187
Select Comfort Corp.*	3,439	73,629
Shoe Carnival, Inc.	938	21,762
Sonic Automotive, Inc., Class A	2,223	50,595
Sportsman’s Warehouse Holdings, Inc.*	1,107	14,280
Stage Stores, Inc.	2,040	18,584
Stein Mart, Inc.	1,927	12,969
Systemax, Inc.*	797	6,854
Tile Shop Holdings, Inc.*	1,765	28,946
Tilly’s, Inc., Class A*	807	5,350
Vitamin Shoppe, Inc.*	1,934	63,242
West Marine, Inc.*	76,666	650,894
Winmark Corp.	138	12,835
Zumiez, Inc.*	1,305	19,732

		7,592,896

Textiles, Apparel & Luxury Goods (0.9%)
Cherokee, Inc.*	587	10,126
Columbia Sportswear Co.	1,893	92,303
Crocs, Inc.*	158,663	1,624,709
Culp, Inc.	719	18,313
Deckers Outdoor Corp.*	2,162	102,046
G-III Apparel Group Ltd.*	2,631	116,448
Iconix Brand Group, Inc.*	3,070	20,968
Movado Group, Inc.	1,036	26,636
Oxford Industries, Inc.	967	61,714
Perry Ellis International, Inc.*	781	14,386
Sequential Brands Group, Inc.*	1,706	13,494
Steven Madden Ltd.*	3,715	112,267
Superior Uniform Group, Inc.	505	8,575
Tumi Holdings, Inc.*	3,655	60,783
Unifi, Inc.*	976	27,474
Vera Bradley, Inc.*	1,302	20,520
Vince Holding Corp.*	1,073	4,914
Wolverine World Wide, Inc.	6,806	113,728

		2,449,404

Total Consumer Discretionary		34,628,440

Consumer Staples (2.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	598	120,742
Castle Brands, Inc.*	4,542	5,587
Coca-Cola Bottling Co. Consolidated	304	55,483
Craft Brew Alliance, Inc.*	776	6,495
MGP Ingredients, Inc.	754	19,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

National Beverage Corp.*	716	$32,535

		240,408

Food & Staples Retailing (0.4%)
Andersons, Inc.	1,899	60,065
Casey’s General Stores, Inc.	2,563	308,713
Chefs’ Warehouse, Inc.*	1,186	19,783
Fairway Group Holdings Corp.*	1,490	984
Fresh Market, Inc.*	2,815	65,927
Ingles Markets, Inc., Class A	899	39,628
Natural Grocers by Vitamin Cottage, Inc.*	543	11,061
Performance Food Group Co.*	1,094	25,315
PriceSmart, Inc.	1,286	106,725
Smart & Final Stores, Inc.*	1,559	28,390
SpartanNash Co.	2,439	52,780
SUPERVALU, Inc.*	17,241	116,894
United Natural Foods, Inc.*	3,292	129,573
Village Super Market, Inc., Class A	503	13,254
Weis Markets, Inc.	693	30,700

		1,009,792

Food Products (2.1%)
AGT Food & Ingredients, Inc.	4,200	103,171
Alico, Inc.	269	10,408
Amplify Snack Brands, Inc.*	1,053	12,131
Arcadia Biosciences, Inc.*	577	1,754
B&G Foods, Inc.	3,826	133,987
Boulder Brands, Inc.*	3,593	39,451
Calavo Growers, Inc.	987	48,363
Cal-Maine Foods, Inc.	2,069	95,877
Darling Ingredients, Inc.*	10,859	114,237
Dean Foods Co.	6,208	106,467
Diamond Foods, Inc.*	1,731	66,730
Farmer Brothers Co.*	521	16,813
Fresh Del Monte Produce, Inc.	2,199	85,497
Freshpet, Inc.*	1,450	12,310
GrainCorp Ltd., Class A	47,000	293,588
Inventure Foods, Inc.*	1,372	9,741
J&J Snack Foods Corp.	980	114,337
John B. Sanfilippo & Son, Inc.	554	29,933
Lancaster Colony Corp.	1,218	140,630
Landec Corp.*	30,323	358,721
Lifeway Foods, Inc.*	327	3,630
Limoneira Co.	791	11,818
Maple Leaf Foods, Inc.	177,800	3,053,066
Omega Protein Corp.*	1,387	30,791
Post Holdings, Inc.*	4,060	250,502
Sanderson Farms, Inc.	1,483	114,962
Seaboard Corp.*	17	49,211
Seneca Foods Corp., Class A*	532	15,417
Snyder’s-Lance, Inc.	3,207	110,000
Tootsie Roll Industries, Inc.	1,205	38,066
TreeHouse Foods, Inc.*	2,831	222,120

		5,693,729

Household Products (0.1%)
Central Garden & Pet Co., Class A*	2,742	37,291
HRG Group, Inc.*	5,202	70,539
Oil-Dri Corp. of America	329	12,117

Orchids Paper Products Co.	592	$18,305
WD-40 Co.	968	95,493

		233,745

Personal Products (0.0%)
Elizabeth Arden, Inc.*	1,651	16,345
Inter Parfums, Inc.	1,104	26,297
Medifast, Inc.	724	21,995
Natural Health Trends Corp.	528	17,704
Nature’s Sunshine Products, Inc.	705	7,135
Nutraceutical International Corp.*	656	16,938
Revlon, Inc., Class A*	743	20,685
Synutra International, Inc.*	1,505	7,088
USANA Health Sciences, Inc.*	384	49,056

		183,243

Tobacco (0.1%)
Universal Corp.	1,497	83,952
Vector Group Ltd.	5,698	134,416

		218,368

Total Consumer Staples		7,579,285

Energy (3.0%)
Energy Equipment & Services (1.9%)
Archrock, Inc.	4,779	35,938
Atwood Oceanics, Inc.	4,281	43,795
Basic Energy Services, Inc.*	3,002	8,045
Bristow Group, Inc.	46,383	1,201,320
C&J Energy Services Ltd.*	3,526	16,784
CARBO Ceramics, Inc.	1,258	21,638
Era Group, Inc.*	1,246	13,893
Exterran Corp.*	2,390	38,351
Fairmount Santrol Holdings, Inc.*	4,530	10,645
Forum Energy Technologies, Inc.*	3,827	47,684
Geospace Technologies Corp.*	926	13,029
Gulfmark Offshore, Inc., Class A*	1,843	8,607
Helix Energy Solutions Group, Inc.*	65,376	343,878
Hornbeck Offshore Services, Inc.*	2,113	21,003
Hunting plc	181,719	821,876
Independence Contract Drilling, Inc.*	1,127	5,691
ION Geophysical Corp.*	9,678	4,869
Key Energy Services, Inc.*	9,112	4,393
Matrix Service Co.*	1,756	36,068
McDermott International, Inc.*	15,685	52,545
Natural Gas Services Group, Inc.*	781	17,416
Newpark Resources, Inc.*	5,579	29,457
Nordic American Offshore Ltd.	1,245	6,561
North Atlantic Drilling Ltd.*	455	1,120
Oil States International, Inc.*	35,994	980,837
Parker Drilling Co.*	7,855	14,296
PHI, Inc. (Non-Voting)*	768	12,603
Pioneer Energy Services Corp.*	4,456	9,670
RigNet, Inc.*	828	17,131
SEACOR Holdings, Inc.*	1,205	63,335
Seventy Seven Energy, Inc.*	3,974	4,173
Tesco Corp.	2,407	17,427
TETRA Technologies, Inc.*	5,285	39,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Tidewater, Inc.	3,032	$21,103
U.S. Silica Holdings, Inc.	3,501	65,574
Unit Corp.*	93,261	1,137,784

		5,188,282

Oil, Gas & Consumable Fuels (1.1%)
Abraxas Petroleum Corp.*	6,790	7,197
Adams Resources & Energy, Inc.	144	5,530
Alon USA Energy, Inc.	2,058	30,541
Approach Resources, Inc.*	2,575	4,738
Ardmore Shipping Corp.	1,226	15,595
Bill Barrett Corp.*	3,501	13,759
Bonanza Creek Energy, Inc.*	3,236	17,054
Callon Petroleum Co.*	5,256	43,835
Carrizo Oil & Gas, Inc.*	3,584	106,015
Clayton Williams Energy, Inc.*	378	11,177
Clean Energy Fuels Corp.*	4,576	16,474
Cloud Peak Energy, Inc.*	4,290	8,923
Contango Oil & Gas Co.*	1,188	7,615
Delek U.S. Holdings, Inc.	3,793	93,308
DHT Holdings, Inc.	6,258	50,627
Dorian LPG Ltd.*	1,754	20,645
Earthstone Energy, Inc.*	74	985
Eclipse Resources Corp.*	3,333	6,066
Energen Corp.	22,800	934,572
Energy Fuels, Inc.*	2,953	8,711
Energy XXI Ltd.	6,545	6,610
Erin Energy Corp.*	923	2,954
Evolution Petroleum Corp.	1,671	8,037
EXCO Resources, Inc.*	11,299	14,011
Frontline Ltd.	15,662	46,829
GasLog Ltd.	2,711	22,501
Gastar Exploration, Inc.*	5,713	7,484
Gener8 Maritime, Inc.*	1,095	10,348
Green Plains, Inc.	2,455	56,219
Halcon Resources Corp.*	4,545	5,727
Hallador Energy Co.	703	3,206
Isramco, Inc.*	62	5,537
Jones Energy, Inc., Class A*	2,061	7,935
Matador Resources Co.*	4,841	95,707
Navios Maritime Acquisition Corp.	5,164	15,544
Nordic American Tankers Ltd.	5,882	91,406
Northern Oil and Gas, Inc.*	3,944	15,224
Oasis Petroleum, Inc.*	9,189	67,723
Pacific Ethanol, Inc.*	2,202	10,525
Panhandle Oil and Gas, Inc., Class A	1,155	18,665
Par Pacific Holdings, Inc.*	1,017	23,940
Parsley Energy, Inc., Class A*	6,138	113,246
PDC Energy, Inc.*	2,649	141,404
Peabody Energy Corp.	1,148	8,817
Penn Virginia Corp.*	4,914	1,476
Renewable Energy Group, Inc.*	2,819	26,188
REX American Resources Corp.*	393	21,249
Rex Energy Corp.*	3,346	3,513
Ring Energy, Inc.*	1,655	11,668
RSP Permian, Inc.*	4,104	100,097
Sanchez Energy Corp.*	3,410	14,697
SandRidge Energy, Inc.*	30,511	6,102
Scorpio Tankers, Inc.	11,781	94,484

SemGroup Corp., Class A	2,882	$83,174
Ship Finance International Ltd.	3,927	65,070
Solazyme, Inc.*	4,947	12,269
Stone Energy Corp.*	3,701	15,877
Synergy Resources Corp.*	6,888	58,686
Teekay Tankers Ltd., Class A	6,224	42,821
TransAtlantic Petroleum Ltd.*	1,710	2,377
Triangle Petroleum Corp.*	3,358	2,586
Ultra Petroleum Corp.*	10,150	25,375
Uranium Energy Corp.*	6,415	6,800
W&T Offshore, Inc.*	2,554	5,900
Western Refining, Inc.	4,704	167,556
Westmoreland Coal Co.*	1,259	7,403

		2,978,334

Total Energy		8,166,616

Financials (19.3%)
Banks (5.2%)
1st Source Corp.	1,062	32,784
Access National Corp.	479	9,800
American National Bankshares, Inc.	594	15,212
Ameris Bancorp	2,122	72,127
Ames National Corp.	601	14,598
Arrow Financial Corp.	751	20,405
Banc of California, Inc.	2,378	34,766
BancFirst Corp.	466	27,317
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,033	52,716
Bancorp, Inc.*	2,096	13,352
BancorpSouth, Inc.	6,365	152,696
Bank of Marin Bancorp/California	414	22,108
Bank of the Ozarks, Inc.	5,143	254,373
Banner Corp.	1,380	63,287
Bar Harbor Bankshares	386	13,286
BBCN Bancorp, Inc.	5,223	89,940
Berkshire Hills Bancorp, Inc.	1,921	55,920
Blue Hills Bancorp, Inc.	1,791	27,420
BNC Bancorp	1,860	47,207
Boston Private Financial Holdings, Inc.	5,400	61,236
Bridge Bancorp, Inc.	941	28,635
Bryn Mawr Bank Corp.	1,159	33,286
BSB Bancorp, Inc./Massachusetts*	516	12,069
C1 Financial, Inc.*	412	9,975
Camden National Corp.	479	21,119
Capital Bank Financial Corp., Class A	1,481	47,362
Capital City Bank Group, Inc.	769	11,804
Cardinal Financial Corp.	2,159	49,117
Cascade Bancorp*	2,034	12,346
Cathay General Bancorp	5,267	165,015
CenterState Banks, Inc.	2,978	46,606
Central Pacific Financial Corp.	1,493	32,876
Century Bancorp, Inc./Massachusetts, Class A	234	10,170
Chemical Financial Corp.	52,958	1,814,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Citizens & Northern Corp.	825	$17,325
City Holding Co.	994	45,366
CNB Financial Corp./Pennsylvania	900	16,227
CoBiz Financial, Inc.	2,366	31,752
Columbia Banking System, Inc.	23,988	779,850
Community Bank System, Inc.	2,685	107,239
Community Trust Bancorp, Inc.	1,012	35,380
CommunityOne Bancorp*	867	11,678
ConnectOne Bancorp, Inc.	1,966	36,745
CU Bancorp*	1,156	29,316
Customers Bancorp, Inc.*	1,754	47,744
CVB Financial Corp.	6,981	118,119
Eagle Bancorp, Inc.*	1,975	99,678
Enterprise Bancorp, Inc./Massachusetts	523	11,951
Enterprise Financial Services Corp.	1,331	37,734
F.N.B. Corp./Pennsylvania	11,527	153,770
Farmers Capital Bank Corp.*	524	14,206
FCB Financial Holdings, Inc., Class A*	1,852	66,283
Fidelity Southern Corp.	1,155	25,768
Financial Institutions, Inc.	903	25,284
First Bancorp, Inc./Maine	718	14,697
First Bancorp/North Carolina	1,245	23,331
First BanCorp/Puerto Rico*	7,608	24,726
First Busey Corp.	1,556	32,100
First Business Financial Services, Inc.	588	14,706
First Citizens BancShares, Inc./North Carolina, Class A	510	131,667
First Commonwealth Financial Corp.	5,966	54,112
First Community Bancshares, Inc./Virginia	1,153	21,480
First Connecticut Bancorp, Inc./Connecticut	970	16,888
First Financial Bancorp	4,041	73,021
First Financial Bankshares, Inc.	4,212	127,076
First Financial Corp./Indiana	702	23,847
First Interstate BancSystem, Inc., Class A	1,277	37,122
First Merchants Corp.	2,486	63,194
First Midwest Bancorp, Inc./Illinois	5,115	94,269
First NBC Bank Holding Co.*	1,017	38,026
First of Long Island Corp.	785	23,550
FirstMerit Corp.	10,915	203,565
Flushing Financial Corp.	1,893	40,965
Franklin Financial Network, Inc.*	386	12,113
Fulton Financial Corp.	11,629	151,293
German American Bancorp, Inc.	855	28,489
Glacier Bancorp, Inc.	4,959	131,562
Great Southern Bancorp, Inc.	711	32,180
Great Western Bancorp, Inc.	2,724	79,050
Green Bancorp, Inc.*	699	7,326
Guaranty Bancorp	1,046	17,301
Hampton Roads Bankshares, Inc.*	1,859	3,421
Hancock Holding Co.	5,118	128,820
Hanmi Financial Corp.	2,143	50,832

Heartland Financial USA, Inc.	1,199	$37,601
Heritage Commerce Corp.	1,438	17,198
Heritage Financial Corp./Washington	1,964	37,002
Heritage Oaks Bancorp	1,463	11,719
Hilltop Holdings, Inc.*	5,032	96,715
Home BancShares, Inc./Arkansas	3,766	152,598
HomeTrust Bancshares, Inc.*	1,317	26,669
Horizon Bancorp/Indiana	792	22,144
IBERIABANK Corp.	2,512	138,336
Independent Bank Corp./Massachusetts	1,718	79,921
Independent Bank Corp./Michigan	1,502	22,875
Independent Bank Group, Inc.	621	19,872
International Bancshares Corp.	3,553	91,312
Investors Bancorp, Inc.	23,026	286,443
Lakeland Bancorp, Inc.	2,405	28,355
Lakeland Financial Corp.	19,012	886,339
LegacyTexas Financial Group, Inc.	3,131	78,338
Live Oak Bancshares, Inc.	267	3,791
MainSource Financial Group, Inc.	1,406	32,169
MB Financial, Inc.	4,944	160,037
Mercantile Bank Corp.	1,091	26,773
Merchants Bancshares, Inc./Vermont	336	10,581
Metro Bancorp, Inc.	782	24,539
MidWestOne Financial Group, Inc.	553	16,817
National Bank Holdings Corp., Class A	2,292	48,980
National Bankshares, Inc./Virginia	462	16,419
National Commerce Corp.*	412	10,321
National Penn Bancshares, Inc.	9,225	113,744
NBT Bancorp, Inc.	2,883	80,378
NewBridge Bancorp	2,318	28,233
OFG Bancorp	2,943	21,543
Old National Bancorp/Indiana	7,684	104,195
Old Second Bancorp, Inc.*	1,744	13,673
Opus Bank	667	24,659
Pacific Continental Corp.	1,209	17,990
Pacific Premier Bancorp, Inc.*	1,402	29,792
Park National Corp.	859	77,722
Park Sterling Corp.	2,846	20,833
Peapack-Gladstone Financial Corp.	996	20,538
Penns Woods Bancorp, Inc.	316	13,417
Peoples Bancorp, Inc./Ohio	29,507	555,912
Peoples Financial Services Corp.	469	17,860
People’s Utah Bancorp	88	1,514
Pinnacle Financial Partners, Inc.	2,362	121,312
Preferred Bank/California	753	24,864
PrivateBancorp, Inc.	5,183	212,607
Prosperity Bancshares, Inc.	4,619	221,065
QCR Holdings, Inc.	834	20,258
Renasant Corp.	2,643	90,946
Republic Bancorp, Inc./Kentucky, Class A	703	18,566
S&T Bancorp, Inc.	2,280	70,270
Sandy Spring Bancorp, Inc.	1,626	43,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Seacoast Banking Corp. of Florida*	1,617	$24,223
ServisFirst Bancshares, Inc.	1,461	69,441
Sierra Bancorp	841	14,844
Simmons First National Corp., Class A	1,963	100,820
South State Corp.	1,597	114,904
Southside Bancshares, Inc.	1,685	40,474
Southwest Bancorp, Inc./Oklahoma	1,170	20,452
State Bank Financial Corp.	2,328	48,958
Sterling Bancorp/Delaware	7,910	128,300
Stock Yards Bancorp, Inc.	961	36,316
Stonegate Bank	715	23,495
Suffolk Bancorp	805	22,822
Sun Bancorp, Inc./New Jersey*	651	13,437
Talmer Bancorp, Inc., Class A	3,362	60,886
Texas Capital Bancshares, Inc.*	3,020	149,248
Tompkins Financial Corp.	1,006	56,497
Towne Bank/Virginia	2,972	62,026
TriCo Bancshares	1,492	40,940
TriState Capital Holdings, Inc.*	1,362	19,054
Triumph Bancorp, Inc.*	1,045	17,242
Trustmark Corp.	4,435	102,182
UMB Financial Corp.	2,587	120,425
Umpqua Holdings Corp.	14,517	230,820
Union Bankshares Corp.	2,949	74,433
United Bankshares, Inc./West Virginia	4,575	169,229
United Community Banks, Inc./Georgia	3,458	67,396
Univest Corp. of Pennsylvania	1,339	27,932
Valley National Bancorp	15,330	151,001
Washington Trust Bancorp, Inc.	964	38,097
Webster Financial Corp.	6,000	223,140
WesBanco, Inc.	2,523	75,740
West Bancorp, Inc.	1,007	19,888
Westamerica Bancorp	1,669	78,026
Western Alliance Bancorp*	5,683	203,792
Wilshire Bancorp, Inc.	4,614	53,292
Wintrust Financial Corp.	3,129	151,819
Yadkin Financial Corp.	1,653	41,606

		14,030,734

Capital Markets (0.6%)
Actua Corp.*	2,629	30,102
Arlington Asset Investment Corp., Class A	1,322	17,490
Ashford, Inc.*	69	3,674
Associated Capital Group, Inc., Class A*	404	12,322
BGC Partners, Inc., Class A	12,031	118,024
Calamos Asset Management, Inc., Class A	1,249	12,090
Cohen & Steers, Inc.	1,318	40,173
Cowen Group, Inc., Class A*	7,480	28,648
Diamond Hill Investment Group, Inc.	199	37,611
Evercore Partners, Inc., Class A	2,288	123,712
Fifth Street Asset Management, Inc.	418	1,363

Financial Engines, Inc.	3,399	$114,444
GAMCO Investors, Inc., Class A	404	12,540
Greenhill & Co., Inc.	1,954	55,904
HFF, Inc., Class A	2,491	77,395
Houlihan Lokey, Inc.	850	22,279
INTL FCStone, Inc.*	1,001	33,493
Investment Technology Group, Inc.	2,302	39,180
Janus Capital Group, Inc.	9,711	136,828
KCG Holdings, Inc., Class A*	2,320	28,559
Ladenburg Thalmann Financial Services, Inc.*	7,254	20,021
Medley Management, Inc., Class A	485	2,760
Moelis & Co., Class A	1,129	32,944
OM Asset Management plc	1,644	25,203
Oppenheimer Holdings, Inc., Class A	733	12,740
Piper Jaffray Cos.*	991	40,036
Pzena Investment Management, Inc., Class A	837	7,198
RCS Capital Corp., Class A*	3,474	1,058
Safeguard Scientifics, Inc.*	1,415	20,532
Stifel Financial Corp.*	4,480	189,773
Virtu Financial, Inc., Class A	1,244	28,164
Virtus Investment Partners, Inc.	443	52,035
Walter Investment Management Corp.*	2,410	34,270
Westwood Holdings Group, Inc.	498	25,941
WisdomTree Investments, Inc.	7,517	117,867
ZAIS Group Holdings, Inc.*	260	2,408

		1,558,781

Consumer Finance (0.2%)
Cash America International, Inc.	1,791	53,640
Encore Capital Group, Inc.*	1,727	50,221
Enova International, Inc.*	1,601	10,583
EZCORP, Inc., Class A*	3,397	16,951
First Cash Financial Services, Inc.*	1,837	68,759
Green Dot Corp., Class A*	2,964	48,669
JG Wentworth Co., Class A*	1,070	1,926
Nelnet, Inc., Class A	1,559	52,336
PRA Group, Inc.*	3,195	110,834
Regional Management Corp.*	659	10,195
World Acceptance Corp.*	458	16,992

		441,106

Diversified Financial Services (0.1%)
FNFV Group*	5,221	58,632
GAIN Capital Holdings, Inc.	2,265	18,369
MarketAxess Holdings, Inc.	2,465	275,069
Marlin Business Services Corp.	606	9,732
NewStar Financial, Inc.*	1,674	15,033
On Deck Capital, Inc.*	814	8,384
PICO Holdings, Inc.*	1,624	16,760
Resource America, Inc., Class A	1,134	6,951
Tiptree Financial, Inc., Class A	2,022	12,415

		421,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Insurance (5.7%)
Ambac Financial Group, Inc.*	2,782	$39,198
American Equity Investment Life Holding Co.	5,359	128,777
AMERISAFE, Inc.	1,246	63,421
Argo Group International Holdings Ltd.	1,854	110,943
Arthur J. Gallagher & Co.	21,000	859,740
Aspen Insurance Holdings Ltd.	53,700	2,593,710
Atlas Financial Holdings, Inc.*	757	15,064
Baldwin & Lyons, Inc., Class B	647	15,547
Citizens, Inc./Texas*	3,333	24,764
CNO Financial Group, Inc.	12,209	233,070
Crawford & Co., Class B	1,999	10,615
Donegal Group, Inc., Class A	553	7,786
eHealth, Inc.*	1,172	11,697
EMC Insurance Group, Inc.	477	12,068
Employers Holdings, Inc.	2,105	57,466
Endurance Specialty Holdings Ltd.	3,091	197,793
Enstar Group Ltd.*	607	91,074
FBL Financial Group, Inc., Class A	637	40,539
Federated National Holding Co.	953	28,171
Fidelity & Guaranty Life	708	17,962
First American Financial Corp.	7,175	257,582
Global Indemnity plc*	597	17,325
Greenlight Capital Reinsurance Ltd., Class A*	1,911	35,755
Hallmark Financial Services, Inc.*	1,007	11,772
Hanover Insurance Group, Inc.	22,600	1,838,284
HCI Group, Inc.	576	20,074
Heritage Insurance Holdings, Inc.	1,658	36,178
Horace Mann Educators Corp.	2,707	89,818
Independence Holding Co.	490	6,787
Infinity Property & Casualty Corp.	753	61,919
James River Group Holdings Ltd.	684	22,941
Kansas City Life Insurance Co.	234	8,960
Kemper Corp.	2,862	106,610
Maiden Holdings Ltd.	3,273	48,800
MBIA, Inc.*	9,015	58,417
National General Holdings Corp.	2,611	57,076
National Interstate Corp.	475	12,683
National Western Life Group, Inc., Class A	147	37,035
Navigators Group, Inc.*	700	60,053
Old Republic International Corp.	137,000	2,552,310
OneBeacon Insurance Group Ltd., Class A	1,352	16,778
Patriot National, Inc.*	598	4,013
Primerica, Inc.	3,175	149,955
RLI Corp.	2,862	176,729
Safety Insurance Group, Inc.	1,013	57,113
Selective Insurance Group, Inc.	3,765	126,429
StanCorp Financial Group, Inc.	21,700	2,471,196
State Auto Financial Corp.	976	20,096
State National Cos., Inc.	2,116	20,758
Stewart Information Services Corp.	1,516	56,592
Symetra Financial Corp.	4,950	157,262
Third Point Reinsurance Ltd.*	5,578	74,801

United Fire Group, Inc.	1,361	$52,140
United Insurance Holdings Corp.	1,128	19,289
Universal Insurance Holdings, Inc.	2,130	49,373
Validus Holdings Ltd.	41,500	1,921,035

		15,273,343

Real Estate Investment Trusts (REITs) (5.3%)
Acadia Realty Trust (REIT)	4,580	151,827
AG Mortgage Investment Trust, Inc. (REIT)	1,902	24,422
Agree Realty Corp. (REIT)	1,352	45,954
Alexander’s, Inc. (REIT)	139	53,391
Altisource Residential Corp. (REIT)	3,736	46,364
American Assets Trust, Inc. (REIT)	2,480	95,108
American Capital Mortgage Investment Corp. (REIT)	3,383	47,227
American Residential Properties, Inc. (REIT)	2,102	39,728
Anworth Mortgage Asset Corp. (REIT)	6,932	30,154
Apollo Commercial Real Estate Finance, Inc. (REIT)	3,938	67,852
Apollo Residential Mortgage, Inc. (REIT)	2,134	25,501
Ares Commercial Real Estate Corp. (REIT)	1,825	20,878
Armada Hoffler Properties, Inc. (REIT)	1,872	19,619
ARMOUR Residential REIT, Inc. (REIT)	2,956	64,317
Ashford Hospitality Prime, Inc. (REIT)	1,758	25,491
Ashford Hospitality Trust, Inc. (REIT)	5,587	35,254
Bluerock Residential Growth REIT, Inc. (REIT)	1,361	16,128
Brandywine Realty Trust (REIT)	51,300	700,758
Campus Crest Communities, Inc. (REIT)*	4,335	29,478
Capstead Mortgage Corp. (REIT)	6,356	55,551
CareTrust REIT, Inc. (REIT)	3,290	36,025
CatchMark Timber Trust, Inc. (REIT), Class A	2,465	27,879
Cedar Realty Trust, Inc. (REIT)	5,621	39,797
Chatham Lodging Trust (REIT)	2,598	53,207
Chesapeake Lodging Trust (REIT)	3,929	98,854
Colony Capital, Inc. (REIT), Class A	7,433	144,795
CorEnergy Infrastructure Trust, Inc. (REIT)	802	11,899
CoreSite Realty Corp. (REIT)	1,623	92,057
Cousins Properties, Inc. (REIT)	14,234	134,227
CubeSmart (REIT)	11,025	337,585
CyrusOne, Inc. (REIT)	4,387	164,293
CYS Investments, Inc. (REIT)	10,651	75,942
DCT Industrial Trust, Inc. (REIT)	5,905	220,670
DiamondRock Hospitality Co. (REIT)	13,245	127,814

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

DuPont Fabros Technology, Inc. (REIT)	4,193	$133,295
Dynex Capital, Inc. (REIT)	3,588	22,784
Easterly Government Properties, Inc. (REIT)	992	17,043
EastGroup Properties, Inc. (REIT)	2,149	119,506
Education Realty Trust, Inc. (REIT)	3,704	140,307
EPR Properties (REIT)	3,810	222,694
Equity One, Inc. (REIT)	4,899	133,008
FelCor Lodging Trust, Inc. (REIT)	9,386	68,518
First Industrial Realty Trust, Inc. (REIT)	7,323	162,058
First Potomac Realty Trust (REIT)	3,828	43,639
Franklin Street Properties Corp. (REIT)	6,026	62,369
Geo Group, Inc. (REIT)	4,914	142,064
Getty Realty Corp. (REIT)	1,585	27,183
Gladstone Commercial Corp. (REIT)	1,279	18,661
Government Properties Income Trust (REIT)	4,663	74,002
Gramercy Property Trust (REIT)	27,655	213,494
Great Ajax Corp. (REIT)	400	4,848
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	2,310	43,705
Hatteras Financial Corp. (REIT)	6,412	84,318
Healthcare Realty Trust, Inc. (REIT)	6,674	189,008
Hersha Hospitality Trust (REIT)	3,230	70,285
Highwoods Properties, Inc. (REIT)	6,252	272,587
Hudson Pacific Properties, Inc. (REIT)	4,942	139,068
Independence Realty Trust, Inc. (REIT)	2,183	16,394
InfraREIT, Inc. (REIT)	1,475	27,287
Inland Real Estate Corp. (REIT)	5,905	62,711
Invesco Mortgage Capital, Inc. (REIT)	8,240	102,094
Investors Real Estate Trust (REIT)	8,030	55,808
iStar, Inc. (REIT)*	5,587	65,535
Kite Realty Group Trust (REIT)	5,514	142,978
Ladder Capital Corp. (REIT)	2,635	32,727
LaSalle Hotel Properties (REIT)	7,464	187,794
Lexington Realty Trust (REIT)	13,559	108,472
LTC Properties, Inc. (REIT)	82,874	3,575,184
Mack-Cali Realty Corp. (REIT)	5,906	137,905
Medical Properties Trust, Inc. (REIT)	15,491	178,301
Monmouth Real Estate Investment Corp. (REIT)	3,874	40,522
Monogram Residential Trust, Inc. (REIT)	11,060	107,946
National Health Investors, Inc. (REIT)	2,502	152,297

National Storage Affiliates Trust (REIT)	1,517	$25,986
New Residential Investment Corp. (REIT)	15,375	186,960
New Senior Investment Group, Inc. (REIT)	5,619	55,403
New York Mortgage Trust, Inc. (REIT)	7,355	39,202
New York REIT, Inc. (REIT)	10,732	123,418
NexPoint Residential Trust, Inc. (REIT)	1,380	18,064
One Liberty Properties, Inc. (REIT)	814	17,468
Orchid Island Capital, Inc. (REIT)	1,535	15,243
Parkway Properties, Inc. (REIT)	5,572	87,090
Pebblebrook Hotel Trust (REIT)	4,744	132,927
Pennsylvania Real Estate Investment Trust (REIT)	4,541	99,312
PennyMac Mortgage Investment Trust (REIT)‡	4,598	70,165
Physicians Realty Trust (REIT)	5,005	84,384
Potlatch Corp. (REIT)	2,665	80,590
Preferred Apartment Communities, Inc. (REIT), Class A	1,546	20,222
PS Business Parks, Inc. (REIT)	1,307	114,271
QTS Realty Trust, Inc. (REIT), Class A	1,883	84,942
RAIT Financial Trust (REIT)	6,074	16,400
Ramco-Gershenson Properties Trust (REIT)	5,207	86,488
Redwood Trust, Inc. (REIT)	5,585	73,722
Resource Capital Corp. (REIT)	2,338	29,833
Retail Opportunity Investments Corp. (REIT)	6,593	118,015
Rexford Industrial Realty, Inc. (REIT)	3,700	60,532
RLJ Lodging Trust (REIT)	8,728	188,787
Rouse Properties, Inc. (REIT)	2,452	35,701
Ryman Hospitality Properties, Inc. (REIT)	2,899	149,704
Sabra Health Care REIT, Inc. (REIT)	4,277	86,524
Saul Centers, Inc. (REIT)	681	34,915
Select Income REIT (REIT)	4,127	81,797
Silver Bay Realty Trust Corp. (REIT)	2,317	36,284
Sovran Self Storage, Inc. (REIT)	2,376	254,969
STAG Industrial, Inc. (REIT)	4,278	78,929
STORE Capital Corp. (REIT)	2,657	61,642
Summit Hotel Properties, Inc. (REIT)	5,763	68,868
Sun Communities, Inc. (REIT)	3,322	227,657
Sunstone Hotel Investors, Inc. (REIT)	13,771	172,000
Terreno Realty Corp. (REIT)	2,882	65,191
UMH Properties, Inc. (REIT)	1,530	15,484
United Development Funding IV (REIT)	1,991	21,901
Universal Health Realty Income Trust (REIT)	786	39,308

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Urban Edge Properties (REIT)	5,951	$139,551
Urstadt Biddle Properties, Inc. (REIT), Class A	1,676	32,246
Washington Real Estate Investment Trust (REIT)	4,512	122,095
Western Asset Mortgage Capital Corp. (REIT)	2,888	29,515
Whitestone REIT (REIT)	1,724	20,705
Xenia Hotels & Resorts, Inc. (REIT)	7,398	113,411

		14,276,266

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	3,220	113,698
Altisource Asset Management Corp.*	65	1,115
Altisource Portfolio Solutions S.A.*	870	24,195
AV Homes, Inc.*	865	11,081
Consolidated-Tomoka Land Co.	280	14,759
Forestar Group, Inc.*	2,209	24,167
FRP Holdings, Inc.*	459	15,579
Kennedy-Wilson Holdings, Inc.	6,139	147,827
Marcus & Millichap, Inc.*	889	25,905
RE/MAX Holdings, Inc., Class A	788	29,392
RMR Group, Inc., Class A*	123	1,778
St. Joe Co.*	1,965	36,372
Tejon Ranch Co.*	881	16,871

		462,739

Thrifts & Mortgage Finance (2.0%)
Anchor BanCorp Wisconsin, Inc.*	535	23,283
Astoria Financial Corp.	5,962	94,498
Bank Mutual Corp.	3,186	24,851
BankFinancial Corp.	1,262	15,939
BBX Capital Corp., Class A*	203	3,177
Bear State Financial, Inc.*	875	9,476
Beneficial Bancorp, Inc.*	5,441	72,474
BofI Holding, Inc.*	4,060	85,463
Brookline Bancorp, Inc.	4,513	51,900
Capitol Federal Financial, Inc.	9,284	116,607
Charter Financial Corp./Maryland	1,090	14,399
Clifton Bancorp, Inc.	1,698	24,349
Dime Community Bancshares, Inc.	2,069	36,187
Essent Group Ltd.*	3,675	80,446
EverBank Financial Corp.	176,603	2,822,116
Federal Agricultural Mortgage Corp., Class C	678	21,404
First Defiance Financial Corp.	586	22,139
Flagstar Bancorp, Inc.*	1,304	30,135
Fox Chase Bancorp, Inc.	805	16,333
Hingham Institution for Savings	85	10,183
HomeStreet, Inc.*	1,460	31,697
Impac Mortgage Holdings, Inc.*	610	10,980
Kearny Financial Corp.	6,139	77,781
LendingTree, Inc.*	373	33,301
Meridian Bancorp, Inc.	3,616	50,986
Meta Financial Group, Inc.	487	22,368
MGIC Investment Corp.*	22,376	197,580

Nationstar Mortgage Holdings, Inc.*	2,630	$35,163
NMI Holdings, Inc., Class A*	3,153	21,346
Northfield Bancorp, Inc.	3,099	49,336
Northwest Bancshares, Inc.	6,681	89,459
OceanFirst Financial Corp.	833	16,685
Ocwen Financial Corp.*	7,215	50,289
Oritani Financial Corp.	2,876	47,454
PennyMac Financial Services, Inc., Class A*‡	1,023	15,713
PHH Corp.*	3,346	54,205
Provident Financial Services, Inc.	4,325	87,149
Radian Group, Inc.	12,630	169,116
Stonegate Mortgage Corp.*	1,072	5,842
Territorial Bancorp, Inc.	576	15,978
TrustCo Bank Corp.	90,007	552,643
United Community Financial Corp./Ohio	3,132	18,479
United Financial Bancorp, Inc.	3,259	41,976
Walker & Dunlop, Inc.*	1,713	49,352
Washington Federal, Inc.	6,260	149,176
Waterstone Financial, Inc.	1,744	24,590
WSFS Financial Corp.	2,000	64,720

		5,558,723

Total Financials		52,023,037

Health Care (11.3%)
Biotechnology (2.7%)
Abeona Therapeutics, Inc.*	792	2,661
ACADIA Pharmaceuticals, Inc.*	5,249	187,127
Acceleron Pharma, Inc.*	1,456	70,995
Achillion Pharmaceuticals, Inc.*	7,712	83,212
Acorda Therapeutics, Inc.*	2,820	120,640
Adamas Pharmaceuticals, Inc.*	728	20,617
Aduro Biotech, Inc.*	591	16,631
Advaxis, Inc.*	1,995	20,070
Aegerion Pharmaceuticals, Inc.*	1,788	18,059
Affimed N.V.*	1,078	7,675
Agenus, Inc.*	4,894	22,219
Aimmune Therapeutics, Inc.*	780	14,391
Akebia Therapeutics, Inc.*	1,683	21,744
Alder Biopharmaceuticals, Inc.*	1,537	50,767
AMAG Pharmaceuticals, Inc.*	2,005	60,531
Amicus Therapeutics, Inc.*	7,650	74,205
Anacor Pharmaceuticals, Inc.*	2,701	305,132
Anthera Pharmaceuticals, Inc.*	2,779	12,895
Applied Genetic Technologies Corp.*	607	12,383
Ardelyx, Inc.*	1,136	20,584
Arena Pharmaceuticals, Inc.*	15,720	29,868
ARIAD Pharmaceuticals, Inc.*	11,010	68,812
Array BioPharma, Inc.*	9,456	39,904
Arrowhead Research Corp.*	3,769	23,179
Asterias Biotherapeutics, Inc.*	728	2,861
Atara Biotherapeutics, Inc.*	1,101	29,077
aTyr Pharma, Inc.*	432	4,247
Avalanche Biotechnologies, Inc.*	1,382	13,157
Axovant Sciences Ltd.*	934	16,840
Bellicum Pharmaceuticals, Inc.*	583	11,817
BioCryst Pharmaceuticals, Inc.*	4,869	50,248
BioSpecifics Technologies Corp.*	308	13,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

BioTime, Inc.*	3,593	$14,731
Blueprint Medicines Corp.*	663	17,463
Calithera Biosciences, Inc.*	780	5,975
Cara Therapeutics, Inc.*	1,369	23,081
Catabasis Pharmaceuticals, Inc.*	182	1,443
Catalyst Pharmaceuticals, Inc.*	5,455	13,365
Celldex Therapeutics, Inc.*	6,457	101,246
Cellular Biomedicine Group, Inc.*	693	14,893
Cepheid, Inc.*	4,725	172,604
ChemoCentryx, Inc.*	1,890	15,309
Chiasma, Inc.*	472	9,237
Chimerix, Inc.*	3,003	26,877
Cidara Therapeutics, Inc.*	345	5,920
Clovis Oncology, Inc.*	1,834	64,190
Coherus Biosciences, Inc.*	1,576	36,185
Concert Pharmaceuticals, Inc.*	993	18,837
CorMedix, Inc.*	2,603	5,284
CTI BioPharma Corp.*	11,582	14,246
Curis, Inc.*	6,923	20,146
Cytokinetics, Inc.*	2,223	23,253
CytomX Therapeutics, Inc.*	503	10,498
CytRx Corp.*	4,291	11,371
Dicerna Pharmaceuticals, Inc.*	1,067	12,665
Dyax Corp.*	9,594	360,926
Dynavax Technologies Corp.*	2,394	57,839
Eagle Pharmaceuticals, Inc.*	581	51,517
Edge Therapeutics, Inc.*	552	6,900
Emergent BioSolutions, Inc.*	2,002	80,100
Enanta Pharmaceuticals, Inc.*	1,050	34,671
Epizyme, Inc.*	1,869	29,941
Esperion Therapeutics, Inc.*	845	18,810
Exact Sciences Corp.*	6,263	57,807
Exelixis, Inc.*	14,834	83,664
Fibrocell Science, Inc.*	1,716	7,808
FibroGen, Inc.*	3,139	95,645
Five Prime Therapeutics, Inc.*	1,389	57,643
Flexion Therapeutics, Inc.*	982	18,923
Foundation Medicine, Inc.*	849	17,880
Galena Biopharma, Inc.*	11,367	16,709
Genocea Biosciences, Inc.*	1,459	7,689
Genomic Health, Inc.*	1,152	40,550
Geron Corp.*	10,558	51,101
Global Blood Therapeutics, Inc.*	484	15,648
Halozyme Therapeutics, Inc.*	6,974	120,859
Heron Therapeutics, Inc.*	1,920	51,264
Idera Pharmaceuticals, Inc.*	5,384	16,637
Ignyta, Inc.*	1,473	19,738
Immune Design Corp.*	794	15,944
ImmunoGen, Inc.*	5,644	76,589
Immunomedics, Inc.*	6,072	18,641
Infinity Pharmaceuticals, Inc.*	3,162	24,822
Inovio Pharmaceuticals, Inc.*	4,667	31,362
Insmed, Inc.*	3,993	72,473
Insys Therapeutics, Inc.*	1,581	45,264
Invitae Corp.*	512	4,204
Ironwood Pharmaceuticals, Inc.*	8,262	95,757
Karyopharm Therapeutics, Inc.*	1,480	19,610
Keryx Biopharmaceuticals, Inc.*	6,857	34,628
Kite Pharma, Inc.*	1,902	117,201
La Jolla Pharmaceutical Co.*	933	25,191

Lexicon Pharmaceuticals, Inc.*	2,691	$35,817
Ligand Pharmaceuticals, Inc.*	1,161	125,876
Lion Biotechnologies, Inc.*	2,843	21,948
Loxo Oncology, Inc.*	542	15,420
MacroGenics, Inc.*	2,058	63,736
MannKind Corp.*	16,425	23,816
Medgenics, Inc.*	1,154	6,947
Merrimack Pharmaceuticals, Inc.*	7,168	56,627
MiMedx Group, Inc.*	7,302	68,420
Mirati Therapeutics, Inc.*	773	24,427
Momenta Pharmaceuticals, Inc.*	3,998	59,330
Myriad Genetics, Inc.*	4,582	197,759
NantKwest, Inc.*†	413	6,084
Natera, Inc.*	632	6,826
Navidea Biopharmaceuticals, Inc.*	9,449	12,567
Neurocrine Biosciences, Inc.*	5,630	318,489
NewLink Genetics Corp.*	1,371	49,891
Nivalis Therapeutics, Inc.*	277	2,144
Northwest Biotherapeutics, Inc.*	3,327	10,646
Novavax, Inc.*	17,621	147,840
Ocata Therapeutics, Inc.*	2,754	23,189
OncoMed Pharmaceuticals, Inc.*	1,089	24,546
Oncothyreon, Inc.*	6,514	14,461
Ophthotech Corp.*	1,558	122,350
Orexigen Therapeutics, Inc.*	6,501	11,182
Organovo Holdings, Inc.*	6,115	15,226
Osiris Therapeutics, Inc.	1,339	13,899
Otonomy, Inc.*	945	26,224
OvaScience, Inc.*	1,452	14,186
PDL BioPharma, Inc.	10,964	38,813
Peregrine Pharmaceuticals, Inc.*	12,391	14,497
Pfenex, Inc.*	1,004	12,430
Portola Pharmaceuticals, Inc.*	3,275	168,499
Progenics Pharmaceuticals, Inc.*	4,525	27,738
Proteon Therapeutics, Inc.*	531	8,236
Prothena Corp. plc*	2,061	140,375
PTC Therapeutics, Inc.*	2,200	71,280
Radius Health, Inc.*	2,178	134,034
Raptor Pharmaceutical Corp.*	5,240	27,248
REGENXBIO, Inc.*	475	7,885
Regulus Therapeutics, Inc.*	1,754	15,295
Repligen Corp.*	2,161	61,135
Retrophin, Inc.*	2,350	45,331
Rigel Pharmaceuticals, Inc.*	5,766	17,471
Sage Therapeutics, Inc.*	927	54,044
Sangamo BioSciences, Inc.*	4,502	41,103
Sarepta Therapeutics, Inc.*	2,890	111,496
Seres Therapeutics, Inc.*	579	20,317
Sorrento Therapeutics, Inc.*	1,750	15,242
Spark Therapeutics, Inc.*	529	23,969
Spectrum Pharmaceuticals, Inc.*	4,332	26,122
Stemline Therapeutics, Inc.*	1,125	7,099
Synergy Pharmaceuticals, Inc.*	6,711	38,051
Synta Pharmaceuticals Corp.*	6,364	2,240
T2 Biosystems, Inc.*	634	6,936
TESARO, Inc.*	1,525	79,788
TG Therapeutics, Inc.*	2,292	27,344
Threshold Pharmaceuticals, Inc.*	3,954	1,898
Tobira Therapeutics, Inc.*	181	1,819
Tokai Pharmaceuticals, Inc.*	665	5,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Trevena, Inc.*	2,103	$22,082
Trovagene, Inc.*	2,035	10,989
Ultragenyx Pharmaceutical, Inc.*	2,532	284,040
Vanda Pharmaceuticals, Inc.*	2,717	25,295
Verastem, Inc.*	2,282	4,245
Versartis, Inc.*	1,582	19,601
Vitae Pharmaceuticals, Inc.*	932	16,869
Vital Therapies, Inc.*	1,172	13,501
Voyager Therapeutics, Inc.*	377	8,256
vTv Therapeutics, Inc., Class A*	331	2,254
XBiotech, Inc.*	283	3,076
Xencor, Inc.*	1,834	26,813
XOMA Corp.*	6,503	8,649
Zafgen, Inc.*	1,162	7,309
ZIOPHARM Oncology, Inc.*	7,544	62,691

		7,275,634

Health Care Equipment & Supplies (5.0%)
Abaxis, Inc.	1,486	82,740
ABIOMED, Inc.*	2,754	248,631
Accuray, Inc.*	5,175	34,931
Analogic Corp.	819	67,649
AngioDynamics, Inc.*	1,616	19,618
Anika Therapeutics, Inc.*	977	37,282
Antares Pharma, Inc.*	11,004	13,315
AtriCure, Inc.*	1,859	41,716
Atrion Corp.	96	36,595
Cantel Medical Corp.	2,270	141,058
Cardiovascular Systems, Inc.*	2,056	31,087
Cerus Corp.*	6,200	39,184
ConforMIS, Inc.*	685	11,844
CONMED Corp.	1,822	80,259
Corindus Vascular Robotics, Inc.*	1,618	5,194
CryoLife, Inc.	1,648	17,765
Cutera, Inc.*	1,027	13,135
Cynosure, Inc., Class A*	1,460	65,218
EndoChoice Holdings, Inc.*	383	3,198
Endologix, Inc.*	4,527	44,817
Entellus Medical, Inc.*	421	7,098
Exactech, Inc.*	735	13,340
GenMark Diagnostics, Inc.*	2,667	20,696
Glaukos Corp.*	486	11,999
Globus Medical, Inc., Class A*	4,541	126,331
Greatbatch, Inc.*	1,693	88,883
Haemonetics Corp.*	3,431	110,615
Halyard Health, Inc.*	3,071	102,602
HeartWare International, Inc.*	1,120	56,448
Hill-Rom Holdings, Inc.	43,800	2,105,028
ICU Medical, Inc.*	940	106,013
Inogen, Inc.*	1,064	42,656
Insulet Corp.*	3,736	141,258
Integra LifeSciences Holdings Corp.*	1,886	127,833
Invacare Corp.	56,047	974,657
InVivo Therapeutics Holdings Corp.*	1,892	13,622
Invuity, Inc.*	278	2,452
iRadimed Corp.*	201	5,634
K2M Group Holdings, Inc.*	1,130	22,306
Lantheus Holdings, Inc.*	799	2,701
LDR Holding Corp.*	1,705	42,813
LeMaitre Vascular, Inc.	824	14,214

LivaNova plc*	2,938	$174,429
Masimo Corp.*	2,903	120,504
Meridian Bioscience, Inc.	2,785	57,148
Merit Medical Systems, Inc.*	2,867	53,298
Natus Medical, Inc.*	2,184	104,941
Neogen Corp.*	2,473	139,774
Nevro Corp.*	1,091	73,653
Novocure Ltd.*	554	12,387
NuVasive, Inc.*	3,198	173,044
NxStage Medical, Inc.*	4,169	91,343
OraSure Technologies, Inc.*	3,559	22,920
Orthofix International N.V.*	1,276	50,032
Oxford Immunotec Global plc*	1,420	16,330
Penumbra, Inc.*	302	16,251
Quidel Corp.*	1,893	40,132
Rockwell Medical, Inc.*	3,416	34,980
RTI Surgical, Inc.*	4,107	16,305
SeaSpine Holdings Corp.*	609	10,463
Second Sight Medical Products, Inc.*	841	4,954
Sientra, Inc.*	467	2,765
Spectranetics Corp.*	2,827	42,575
STAAR Surgical Co.*	2,458	17,550
STERIS plc	51,035	3,844,977
SurModics, Inc.*	845	17,128
Tandem Diabetes Care, Inc.*	1,252	14,786
Teleflex, Inc.	20,400	2,681,580
TransEnterix, Inc.*	2,830	7,018
Unilife Corp.*	8,311	4,115
Utah Medical Products, Inc.	248	14,518
Vascular Solutions, Inc.*	1,169	40,202
Veracyte, Inc.*	933	6,718
West Pharmaceutical Services, Inc.	4,764	286,888
Wright Medical Group N.V.*	5,869	141,912
Zeltiq Aesthetics, Inc.*	2,141	61,083

		13,571,138

Health Care Providers & Services (1.1%)
AAC Holdings, Inc.*	563	10,731
Aceto Corp.	1,880	50,722
Addus HomeCare Corp.*	443	10,313
Adeptus Health, Inc., Class A*	403	21,972
Air Methods Corp.*	2,590	108,599
Alliance HealthCare Services, Inc.*	357	3,277
Almost Family, Inc.*	462	17,662
Amedisys, Inc.*	1,854	72,899
AMN Healthcare Services, Inc.*	3,139	97,466
Amsurg Corp.*	3,540	269,040
BioScrip, Inc.*	4,741	8,297
BioTelemetry, Inc.*	1,729	20,195
Capital Senior Living Corp.*	1,944	40,552
Chemed Corp.	1,130	169,274
Civitas Solutions, Inc.*	741	21,333
CorVel Corp.*	533	23,409
Cross Country Healthcare, Inc.*	2,082	34,124
Diplomat Pharmacy, Inc.*	2,379	81,409
Ensign Group, Inc.	3,356	75,946
ExamWorks Group, Inc.*	2,716	72,246
Five Star Quality Care, Inc.*	2,748	8,739
Genesis Healthcare, Inc.*	2,594	9,001

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hanger, Inc.*	2,367	$38,937
HealthEquity, Inc.*	2,379	59,642
HealthSouth Corp.	6,024	209,695
Healthways, Inc.*	2,018	25,972
Kindred Healthcare, Inc.	5,460	65,029
Landauer, Inc.	622	20,476
LHC Group, Inc.*	875	39,629
Magellan Health, Inc.*	1,639	101,061
Molina Healthcare, Inc.*	2,596	156,097
National HealthCare Corp.	678	41,833
National Research Corp., Class A	718	11,517
Nobilis Health Corp.*	2,245	6,331
Owens & Minor, Inc.	4,193	150,864
PharMerica Corp.*	2,004	70,140
Providence Service Corp.*	924	43,354
RadNet, Inc.*	2,436	15,054
Select Medical Holdings Corp.	6,922	82,441
Surgery Partners, Inc.*	1,038	21,269
Surgical Care Affiliates, Inc.*	1,458	58,043
Team Health Holdings, Inc.*	4,752	208,565
Teladoc, Inc.*	647	11,620
Triple-S Management Corp., Class B*	1,616	38,639
Trupanion, Inc.*	1,098	10,716
U.S. Physical Therapy, Inc.	816	43,803
Universal American Corp.	3,182	22,274
WellCare Health Plans, Inc.*	2,909	227,513

		3,007,720

Health Care Technology (0.3%)
Castlight Health, Inc., Class B*	2,370	10,120
Computer Programs & Systems, Inc.	731	36,367
Connecture, Inc.*	469	1,693
Evolent Health, Inc., Class A*	897	10,863
HealthStream, Inc.*	1,646	36,212
HMS Holdings Corp.*	5,765	71,140
Imprivata, Inc.*	649	7,334
MedAssets, Inc.*	3,984	123,265
Medidata Solutions, Inc.*	3,642	179,514
Omnicell, Inc.*	2,424	75,338
Press Ganey Holdings, Inc.*	686	21,643
Quality Systems, Inc.	3,328	53,647
Vocera Communications, Inc.*	1,648	20,106

		647,242

Life Sciences Tools & Services (1.4%)
Accelerate Diagnostics, Inc.*	1,394	29,957
Affymetrix, Inc.*	5,185	52,317
Albany Molecular Research, Inc.*	1,628	32,316
Cambrex Corp.*	2,105	99,124
Fluidigm Corp.*	1,806	19,523
Gerresheimer AG	38,800	3,034,703
Harvard Bioscience, Inc.*	2,223	7,714
INC Research Holdings, Inc., Class A*	867	42,058
Luminex Corp.*	2,830	60,534
NanoString Technologies, Inc.*	810	11,915
NeoGenomics, Inc.*	3,432	27,010
Pacific Biosciences of California, Inc.*	3,992	52,415
PAREXEL International Corp.*	3,646	248,365

PRA Health Sciences, Inc.*	1,313	$59,439
Sequenom, Inc.*	7,345	12,046

		3,789,436

Pharmaceuticals (0.8%)
Aclaris Therapeutics, Inc.*	377	10,156
Aerie Pharmaceuticals, Inc.*	1,387	33,773
Agile Therapeutics, Inc.*	769	7,505
Alimera Sciences, Inc.*	2,290	5,542
Amphastar Pharmaceuticals, Inc.*	2,151	30,609
ANI Pharmaceuticals, Inc.*	505	22,788
Aratana Therapeutics, Inc.*	2,138	11,930
Assembly Biosciences, Inc.*	1,044	7,840
BioDelivery Sciences International, Inc.*	3,333	15,965
Carbylan Therapeutics, Inc.*	869	3,146
Catalent, Inc.*	5,504	137,765
Cempra, Inc.*	2,087	64,968
Collegium Pharmaceutical, Inc.*	425	11,688
Corcept Therapeutics, Inc.*	3,917	19,507
Corium International, Inc.*	834	6,772
Depomed, Inc.*	3,993	72,393
Dermira, Inc.*	1,027	35,544
Durect Corp.*	8,128	17,963
Endocyte, Inc.*	2,436	9,768
Flex Pharma, Inc.*	477	5,939
Foamix Pharmaceuticals Ltd.*	1,661	13,471
Heska Corp.*	444	17,174
Impax Laboratories, Inc.*	4,773	204,094
Intersect ENT, Inc.*	1,084	24,390
Intra-Cellular Therapies, Inc.*	1,523	81,922
Lannett Co., Inc.*	1,769	70,972
Medicines Co.*	4,403	164,408
Nektar Therapeutics*	8,709	146,747
Neos Therapeutics, Inc.*	390	5,585
Ocular Therapeutix, Inc.*	1,025	9,604
Omeros Corp.*	2,464	38,759
Pacira Pharmaceuticals, Inc.*	2,409	184,987
Paratek Pharmaceuticals, Inc.*	854	16,200
Pernix Therapeutics Holdings, Inc.*	3,227	9,520
Phibro Animal Health Corp., Class A	1,173	35,343
POZEN, Inc.*	2,039	13,926
Prestige Brands Holdings, Inc.*	3,505	180,437
Relypsa, Inc.*	2,204	62,461
Revance Therapeutics, Inc.*	1,203	41,095
Sagent Pharmaceuticals, Inc.*	1,422	22,624
SciClone Pharmaceuticals, Inc.*	3,251	29,909
Sucampo Pharmaceuticals, Inc., Class A*	1,682	29,082
Supernus Pharmaceuticals, Inc.*	2,297	30,872
Teligent, Inc.*	2,726	24,261
Tetraphase Pharmaceuticals, Inc.*	2,332	23,390
TherapeuticsMD, Inc.*	8,357	86,662
Theravance Biopharma, Inc.*	1,621	26,568
Theravance, Inc.	5,657	59,625
VIVUS, Inc.*	7,605	7,757
XenoPort, Inc.*	3,861	21,197
Zogenix, Inc.*	1,743	25,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Zynerba Pharmaceuticals, Inc.*	242	$2,437

		2,242,732

Total Health Care		30,533,902

Industrials (18.6%)
Aerospace & Defense (2.1%)
AAR Corp.	139,777	3,674,737
Aerojet Rocketdyne Holdings, Inc.*	4,096	64,143
Aerovironment, Inc.*	1,269	37,398
American Science & Engineering, Inc.	460	19,035
Astronics Corp.*	1,443	58,745
Cubic Corp.	1,451	68,560
Curtiss-Wright Corp.	3,145	215,433
DigitalGlobe, Inc.*	4,755	74,463
Ducommun, Inc.*	691	11,208
Engility Holdings, Inc.	1,205	39,138
Esterline Technologies Corp.*	6,550	530,550
HEICO Corp.	1,278	69,472
HEICO Corp., Class A	2,625	129,150
KEYW Holding Corp.*	2,019	12,154
KLX, Inc.*	3,476	107,026
Kratos Defense & Security Solutions, Inc.*	3,176	13,022
Moog, Inc., Class A*	2,409	145,985
National Presto Industries, Inc.	310	25,687
Sparton Corp.*	701	14,013
TASER International, Inc.*	3,534	61,103
Teledyne Technologies, Inc.*	2,342	207,735
Vectrus, Inc.*	674	14,080

		5,592,837

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	3,455	34,827
Atlas Air Worldwide Holdings, Inc.*	1,652	68,294
Echo Global Logistics, Inc.*	2,006	40,902
Forward Air Corp.	2,031	87,353
Hub Group, Inc., Class A*	2,375	78,256
Park-Ohio Holdings Corp.	565	20,781
Radiant Logistics, Inc.*	2,170	7,443
UTi Worldwide, Inc.*	6,132	43,108
XPO Logistics, Inc.*	4,705	128,211

		509,175

Airlines (0.1%)
Allegiant Travel Co.	885	148,530
Hawaiian Holdings, Inc.*	3,145	111,113
Republic Airways Holdings, Inc.*	3,631	14,270
SkyWest, Inc.	3,373	64,154
Virgin America, Inc.*	1,649	59,380

		397,447

Building Products (3.0%)
AAON, Inc.	2,674	62,090
Advanced Drainage Systems, Inc.	2,238	53,779
American Woodmark Corp.*	851	68,063
Apogee Enterprises, Inc.	1,929	83,931
Builders FirstSource, Inc.*	3,350	37,118

Continental Building Products, Inc.*	2,090	$36,491
Gibraltar Industries, Inc.*	78,806	2,004,825
Griffon Corp.	29,702	528,696
Insteel Industries, Inc.	1,189	24,874
Masonite International Corp.*	2,002	122,582
NCI Building Systems, Inc.*	1,722	21,370
Nortek, Inc.*	643	28,048
Patrick Industries, Inc.*	854	37,149
PGT, Inc.*	3,160	35,992
Ply Gem Holdings, Inc.*	1,385	17,368
Quanex Building Products Corp.	2,265	47,225
Simpson Manufacturing Co., Inc.	48,873	1,669,013
Trex Co., Inc.*	2,120	80,645
Universal Forest Products, Inc.	44,221	3,023,390

		7,982,649

Commercial Services & Supplies (2.0%)
ABM Industries, Inc.	3,678	104,713
ACCO Brands Corp.*	7,213	51,429
ARC Document Solutions, Inc.*	2,500	11,050
Brady Corp., Class A	3,102	71,284
Brink’s Co.	3,200	92,352
Casella Waste Systems, Inc., Class A*	2,773	16,582
CECO Environmental Corp.	1,795	13,786
Civeo Corp.*	6,408	9,099
Deluxe Corp.	3,308	180,418
Ennis, Inc.	1,686	32,455
Essendant, Inc.	2,505	81,437
G&K Services, Inc., Class A	1,313	82,588
Healthcare Services Group, Inc.	4,694	163,680
Heritage-Crystal Clean, Inc.*	896	9,498
Herman Miller, Inc.	3,924	112,619
HNI Corp.	2,925	105,475
InnerWorkings, Inc.*	2,347	17,602
Interface, Inc.	4,334	82,953
Kimball International, Inc., Class B	2,202	21,513
Knoll, Inc.	3,211	60,367
Matthews International Corp., Class A	2,179	116,468
McGrath RentCorp	71,245	1,794,662
Mobile Mini, Inc.	2,997	93,297
MSA Safety, Inc.	32,137	1,396,995
Multi-Color Corp.	821	49,104
NL Industries, Inc.*	460	1,398
Quad/Graphics, Inc.	1,790	16,647
SP Plus Corp.*	1,086	25,955
Steelcase, Inc., Class A	5,484	81,712
Team, Inc.*	1,396	44,616
Tetra Tech, Inc.	3,989	103,794
TRC Cos., Inc.*	1,195	11,054
U.S. Ecology, Inc.	1,465	53,385
UniFirst Corp.	979	102,012
Viad Corp.	1,362	38,449
West Corp.	3,445	74,309

		5,324,757

Construction & Engineering (2.2%)
Aegion Corp.*	2,446	47,232
Ameresco, Inc., Class A*	1,393	8,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Argan, Inc.	845	$27,378
Comfort Systems USA, Inc.	2,472	70,254
Dycom Industries, Inc.*	2,258	157,970
EMCOR Group, Inc.	50,455	2,423,858
Furmanite Corp.*	2,394	15,944
Granite Construction, Inc.	67,598	2,900,630
Great Lakes Dredge & Dock Corp.*	3,766	14,913
HC2 Holdings, Inc.*	1,398	7,395
MasTec, Inc.*	4,416	76,750
MYR Group, Inc.*	1,370	28,236
Northwest Pipe Co.*	651	7,285
NV5 Global, Inc.*	359	7,891
Orion Marine Group, Inc.*	1,821	7,594
Primoris Services Corp.	2,600	57,278
Tutor Perini Corp.*	2,497	41,800

		5,901,114

Electrical Equipment (2.2%)
Allied Motion Technologies, Inc.	442	11,571
AZZ, Inc.	1,707	94,858
Encore Wire Corp.	1,344	49,849
EnerSys, Inc.	32,636	1,825,331
Enphase Energy, Inc.*	1,942	6,816
Franklin Electric Co., Inc.	34,530	933,346
FuelCell Energy, Inc.*	1,468	7,280
Generac Holdings, Inc.*	4,571	136,079
General Cable Corp.	3,234	43,433
LSI Industries, Inc.	1,357	16,542
Plug Power, Inc.*	10,763	22,710
Powell Industries, Inc.	566	14,733
Power Solutions International, Inc.*	336	6,132
PowerSecure International, Inc.*	1,442	21,702
Preformed Line Products Co.	184	7,746
Regal Beloit Corp.	47,900	2,803,108
Sunrun, Inc.*	1,258	14,807
Thermon Group Holdings, Inc.*	2,115	35,786
Vicor Corp.*	1,125	10,260

		6,062,089

Industrial Conglomerates (1.0%)
Carlisle Cos., Inc.	30,400	2,696,176
Raven Industries, Inc.	2,424	37,814

		2,733,990

Machinery (4.2%)
Accuride Corp.*	2,701	4,484
Actuant Corp., Class A	3,928	94,115
Alamo Group, Inc.	638	33,240
Albany International Corp., Class A	1,855	67,800
Altra Industrial Motion Corp.	1,771	44,417
American Railcar Industries, Inc.	622	28,786
Astec Industries, Inc.	64,760	2,635,732
Barnes Group, Inc.	3,621	128,147
Blount International, Inc.*	3,043	29,852
Blue Bird Corp.*	335	3,397
Briggs & Stratton Corp.	2,894	50,066
Chart Industries, Inc.*	2,036	36,567
CIRCOR International, Inc.	1,148	48,388
CLARCOR, Inc.	3,308	164,341

Columbus McKinnon Corp.	1,286	$24,305
Commercial Vehicle Group, Inc.*	2,066	5,702
Douglas Dynamics, Inc.	1,448	30,509
EnPro Industries, Inc.	1,501	65,804
ESCO Technologies, Inc.	1,689	61,041
ExOne Co.*	759	7,620
Federal Signal Corp.	4,120	65,302
FreightCar America, Inc.	850	16,516
Global Brass & Copper Holdings, Inc.	1,424	30,331
Gorman-Rupp Co.	1,236	33,038
Graham Corp.	701	11,791
Greenbrier Cos., Inc.	1,740	56,759
Harsco Corp.	5,338	42,063
Hillenbrand, Inc.	46,752	1,385,262
Hurco Cos., Inc.	436	11,580
Hyster-Yale Materials Handling, Inc.	621	32,572
John Bean Technologies Corp.	1,933	96,321
Kadant, Inc.	718	29,158
Kennametal, Inc.	3,800	72,960
L.B. Foster Co., Class A	736	10,054
Lindsay Corp.	16,068	1,163,323
Lydall, Inc.*	1,132	40,163
Meritor, Inc.*	6,456	53,908
Milacron Holdings Corp.*	981	12,272
Miller Industries, Inc.	699	15,224
Mueller Industries, Inc.	85,655	2,321,251
Mueller Water Products, Inc., Class A	10,598	91,143
Navistar International Corp.*	3,424	30,268
NN, Inc.	1,829	29,154
Omega Flex, Inc.	203	6,701
Proto Labs, Inc.*	1,543	98,274
RBC Bearings, Inc.*	1,541	99,533
Rexnord Corp.*	6,707	121,531
Standex International Corp.	844	70,179
Sun Hydraulics Corp.	1,472	46,707
Tennant Co.	1,215	68,356
Titan International, Inc.	3,066	12,080
TriMas Corp.*	2,956	55,129
Twin Disc, Inc.	497	5,228
Wabash National Corp.*	69,842	826,231
Watts Water Technologies, Inc., Class A	8,357	415,092
Woodward, Inc.	4,305	213,786
Xerium Technologies, Inc.*	785	9,302

		11,262,855

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	1,522	5,357
Golden Ocean Group Ltd.*	3,829	4,097
Matson, Inc.	2,869	122,306
Navios Maritime Holdings, Inc.	5,564	9,737
Safe Bulkers, Inc.	2,567	2,079
Scorpio Bulkers, Inc.*	1,761	17,420
Ultrapetrol Bahamas Ltd.*	1,666	175

		161,171

Professional Services (1.0%)
Acacia Research Corp.	3,546	15,212
Advisory Board Co.*	2,801	138,958

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Barrett Business Services, Inc.	501	$21,813
CBIZ, Inc.*	3,373	33,258
CDI Corp.	1,017	6,875
CEB, Inc.	2,218	136,163
CRA International, Inc.*	592	11,041
Exponent, Inc.	1,723	86,064
Franklin Covey Co.*	823	13,777
FTI Consulting, Inc.*	2,750	95,315
GP Strategies Corp.*	835	20,967
Heidrick & Struggles International, Inc.	1,203	32,746
Hill International, Inc.*	2,639	10,239
Huron Consulting Group, Inc.*	20,729	1,231,303
ICF International, Inc.*	1,292	45,943
Insperity, Inc.	1,271	61,199
Kelly Services, Inc., Class A	1,881	30,378
Kforce, Inc.	1,607	40,625
Korn/Ferry International	3,321	110,191
Mistras Group, Inc.*	1,166	22,259
Navigant Consulting, Inc.*	3,163	50,798
On Assignment, Inc.*	3,410	153,279
Pendrell Corp.*	11,599	5,812
Resources Connection, Inc.	2,527	41,291
RPX Corp.*	3,666	40,326
TriNet Group, Inc.*	2,671	51,684
TrueBlue, Inc.*	2,757	71,020
Volt Information Sciences, Inc.*	651	5,299
VSE Corp.	272	16,913
WageWorks, Inc.*	2,349	106,574

		2,707,322

Road & Rail (0.2%)
ArcBest Corp.	1,732	37,047
Celadon Group, Inc.	1,780	17,604
Covenant Transportation Group, Inc., Class A*	834	15,754
Heartland Express, Inc.	3,292	56,030
Knight Transportation, Inc.	4,133	100,143
Marten Transport Ltd.	1,539	27,240
P.A.M. Transportation Services, Inc.*	205	5,656
Roadrunner Transportation Systems, Inc.*	1,793	16,908
Saia, Inc.*	1,672	37,202
Swift Transportation Co.*	5,825	80,502
Universal Truckload Services, Inc.	572	8,031
USA Truck, Inc.*	687	11,988
Werner Enterprises, Inc.	2,904	67,925
YRC Worldwide, Inc.*	2,183	30,955

		512,985

Trading Companies & Distributors (0.3%)
Aircastle Ltd.	4,109	85,837
Applied Industrial Technologies, Inc.	2,650	107,299
Beacon Roofing Supply, Inc.*	3,286	135,317
BMC Stock Holdings, Inc.*	2,460	41,205
CAI International, Inc.*	1,076	10,846
DXP Enterprises, Inc.*	811	18,491
H&E Equipment Services, Inc.	2,085	36,446
Kaman Corp.	1,787	72,927
Lawson Products, Inc.*	383	8,943

MRC Global, Inc.*	6,782	$87,488
Neff Corp., Class A*	741	5,676
Real Industry, Inc.*	1,727	13,868
Rush Enterprises, Inc., Class A*	2,365	51,770
TAL International Group, Inc.*	2,240	35,616
Textainer Group Holdings Ltd.	1,524	21,504
Titan Machinery, Inc.*	1,223	13,367
Univar, Inc.*	2,617	44,515
Veritiv Corp.*	532	19,269

		810,384

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	4,110	49,197

Total Industrials		50,007,972

Information Technology (9.8%)
Communications Equipment (0.6%)
ADTRAN, Inc.	3,243	55,844
Aerohive Networks, Inc.*	1,598	8,166
Alliance Fiber Optic Products, Inc.*	1,026	15,554
Applied Optoelectronics, Inc.*	1,143	19,614
Bel Fuse, Inc., Class B	718	12,414
Black Box Corp.	1,075	10,245
CalAmp Corp.*	2,440	48,629
Calix, Inc.*	2,763	21,745
Ciena Corp.*	8,146	168,535
Clearfield, Inc.*	765	10,259
Comtech Telecommunications Corp.	1,033	20,753
Digi International, Inc.*	1,598	18,185
Emcore Corp.*	1,204	7,381
Extreme Networks, Inc.*	6,390	26,071
Finisar Corp.*	6,814	99,076
Harmonic, Inc.*	5,741	23,366
Infinera Corp.*	8,760	158,731
InterDigital, Inc.	2,378	116,617
Ixia*	4,070	50,590
KVH Industries, Inc.*	1,099	10,353
NETGEAR, Inc.*	2,105	88,221
NetScout Systems, Inc.*	6,063	186,134
Novatel Wireless, Inc.*	2,626	4,385
Oclaro, Inc.*	6,437	22,401
Plantronics, Inc.	2,322	110,109
Polycom, Inc.*	8,877	111,761
Ruckus Wireless, Inc.*	4,909	52,575
ShoreTel, Inc.*	4,291	37,975
Sonus Networks, Inc.*	3,091	22,039
Ubiquiti Networks, Inc.*	2,006	63,570
ViaSat, Inc.*	2,815	171,743

		1,773,041

Electronic Equipment, Instruments & Components (2.2%)
Agilysys, Inc.*	989	9,880
Anixter International, Inc.*	1,880	113,533
AVX Corp.	2,987	36,262
Badger Meter, Inc.	940	55,075
Belden, Inc.	2,811	134,028
Benchmark Electronics, Inc.*	3,422	70,733
Checkpoint Systems, Inc.	2,606	16,340
Coherent, Inc.*	1,565	101,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Control4 Corp.*	1,460	$10,614
CTS Corp.	2,204	38,879
Daktronics, Inc.	2,484	21,660
DTS, Inc.*	1,145	25,854
Electro Rent Corp.	1,003	9,228
ePlus, Inc.*	366	34,133
Fabrinet*	2,297	54,714
FARO Technologies, Inc.*	1,124	33,180
FEI Co.	2,735	218,226
GSI Group, Inc.*	2,229	30,359
II-VI, Inc.*	3,422	63,512
Ingram Micro, Inc., Class A	56,000	1,701,280
Insight Enterprises, Inc.*	2,525	63,428
InvenSense, Inc.*	5,062	51,784
Itron, Inc.*	2,516	91,029
Kimball Electronics, Inc.*	1,833	20,145
Knowles Corp.*	5,735	76,448
Littelfuse, Inc.	1,487	159,124
Mercury Systems, Inc.*	2,217	40,704
Mesa Laboratories, Inc.	200	19,900
Methode Electronics, Inc.	2,525	80,371
MTS Systems Corp.	967	61,317
Multi-Fineline Electronix, Inc.*	559	11,560
Newport Corp.*	2,650	42,055
OSI Systems, Inc.*	1,309	116,056
Park Electrochemical Corp.	1,294	19,488
PC Connection, Inc.	742	16,799
Plexus Corp.*	2,205	76,999
RealD, Inc.*	2,606	27,493
Rofin-Sinar Technologies, Inc.*	47,118	1,261,820
Rogers Corp.*	1,213	62,554
Sanmina Corp.*	5,436	111,873
ScanSource, Inc.*	1,907	61,444
SYNNEX Corp.	1,898	170,687
Tech Data Corp.*	2,412	160,109
TTM Technologies, Inc.*	3,833	24,953
Universal Display Corp.*	2,644	143,939
Vishay Intertechnology, Inc.	8,897	107,209
Vishay Precision Group, Inc.*	852	9,645

		5,868,320

Internet Software & Services (1.0%)
Alarm.com Holdings, Inc.*	493	8,223
Amber Road, Inc.*	1,207	6,144
Angie’s List, Inc.*	2,747	25,684
Apigee Corp.*	332	2,666
Appfolio, Inc., Class A*	341	4,979
Bankrate, Inc.*	4,339	57,709
Bazaarvoice, Inc.*	3,754	16,443
Benefitfocus, Inc.*	498	18,122
Blucora, Inc.*	2,650	25,970
Box, Inc., Class A*	877	12,243
Brightcove, Inc.*	2,215	13,733
Carbonite, Inc.*	1,101	10,790
Care.com, Inc.*	1,328	9,508
ChannelAdvisor Corp.*	1,378	19,085
Cimpress N.V.*	2,166	175,749
comScore, Inc.*	2,260	92,999
Constant Contact, Inc.*	2,092	61,170
Cornerstone OnDemand, Inc.*	3,549	122,547
Cvent, Inc.*	1,567	54,704

Demandware, Inc.*	2,199	$118,680
DHI Group, Inc.*	2,888	26,483
EarthLink Holdings Corp.	6,705	49,818
Endurance International Group Holdings, Inc.*	3,945	43,119
Envestnet, Inc.*	2,532	75,580
Everyday Health, Inc.*	1,519	9,144
Five9, Inc.*	1,623	14,120
Gogo, Inc.*	3,766	67,035
GrubHub, Inc.*	4,953	119,863
GTT Communications, Inc.*	1,612	27,501
Hortonworks, Inc.*	537	11,760
Instructure, Inc.*	332	6,912
Internap Corp.*	3,576	22,886
Intralinks Holdings, Inc.*	2,585	23,446
j2 Global, Inc.	3,183	262,025
Limelight Networks, Inc.*	4,199	6,131
Liquidity Services, Inc.*	1,457	9,470
LivePerson, Inc.*	3,663	24,725
LogMeIn, Inc.*	1,624	108,970
Marchex, Inc., Class B	2,188	8,511
Marin Software, Inc.*	2,155	7,715
Marketo, Inc.*	2,326	66,779
MaxPoint Interactive, Inc.*	480	821
MINDBODY, Inc., Class A*	451	6,824
Monster Worldwide, Inc.*	6,038	34,598
New Relic, Inc.*	350	12,751
NIC, Inc.	4,301	84,644
OPOWER, Inc.*	1,599	16,885
Q2 Holdings, Inc.*	1,281	33,780
QuinStreet, Inc.*	2,531	10,858
Quotient Technology, Inc.*	3,920	26,734
RealNetworks, Inc.*	1,654	7,030
Reis, Inc.	600	14,238
RetailMeNot, Inc.*	2,474	24,542
Rocket Fuel, Inc.*	1,849	6,453
SciQuest, Inc.*	1,917	24,863
Shutterstock, Inc.*	1,319	42,656
SPS Commerce, Inc.*	1,096	76,950
Stamps.com, Inc.*	942	103,253
TechTarget, Inc.*	1,398	11,226
Textura Corp.*	1,294	27,925
Travelzoo, Inc.*	455	3,808
TrueCar, Inc.*	3,138	29,937
United Online, Inc.*	1,035	12,203
Web.com Group, Inc.*	2,875	57,529
WebMD Health Corp.*	2,496	120,557
Wix.com Ltd.*	1,215	27,641
Xactly Corp.*	449	3,830
XO Group, Inc.*	1,722	27,655

		2,699,332

IT Services (1.1%)
6D Global Technologies, Inc.*†	1,346	2,938
Acxiom Corp.*	5,153	107,801
Blackhawk Network Holdings, Inc.*	3,586	158,537
CACI International, Inc., Class A*	1,603	148,726
Cardtronics, Inc.*	2,986	100,479
Cass Information Systems, Inc.	773	39,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ciber, Inc.*	5,014	$17,599
Convergys Corp.	6,513	162,108
CSG Systems International, Inc.	2,176	78,292
Datalink Corp.*	1,434	9,751
EPAM Systems, Inc.*	3,229	253,864
Euronet Worldwide, Inc.*	3,430	248,435
Everi Holdings, Inc.*	4,207	18,469
EVERTEC, Inc.	4,329	72,467
ExlService Holdings, Inc.*	2,203	98,981
Forrester Research, Inc.	653	18,597
Hackett Group, Inc.	1,576	25,326
Heartland Payment Systems, Inc.	2,428	230,223
Lionbridge Technologies, Inc.*	4,212	20,681
Luxoft Holding, Inc.*	1,214	93,636
ManTech International Corp., Class A	1,616	48,868
MAXIMUS, Inc.	4,361	245,306
ModusLink Global Solutions, Inc.*	2,481	6,153
MoneyGram International, Inc.*	2,033	12,747
NeuStar, Inc., Class A*	1,428	34,229
Perficient, Inc.*	2,330	39,890
PFSweb, Inc.*	832	10,708
Science Applications International Corp.	3,046	139,446
ServiceSource International, Inc.*	3,747	17,274
Sykes Enterprises, Inc.*	2,588	79,659
Syntel, Inc.*	2,089	94,527
TeleTech Holdings, Inc.	1,103	30,785
Travelport Worldwide Ltd.	6,999	90,287
Unisys Corp.*	3,380	37,349
Virtusa Corp.*	1,961	81,068

		2,874,985

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Energy Industries, Inc.*	2,683	75,741
Advanced Micro Devices, Inc.*	41,518	119,157
Alpha & Omega Semiconductor Ltd.*	1,123	10,320
Ambarella, Inc.*	2,066	115,159
Amkor Technology, Inc.*	6,622	40,262
Applied Micro Circuits Corp.*	5,230	33,315
Axcelis Technologies, Inc.*	6,961	18,029
Brooks Automation, Inc.	4,508	48,145
Cabot Microelectronics Corp.*	1,619	70,880
Cascade Microtech, Inc.*	949	15,421
Cavium, Inc.*	3,646	239,579
CEVA, Inc.*	1,340	31,302
Cirrus Logic, Inc.*	4,192	123,790
Cohu, Inc.	96,848	1,168,955
Diodes, Inc.*	2,522	57,956
DSP Group, Inc.*	1,552	14,651
Entegris, Inc.*	9,218	122,323
Exar Corp.*	2,391	14,657
Fairchild Semiconductor International, Inc.*	7,650	158,431
FormFactor, Inc.*	3,699	33,291
Inphi Corp.*	2,520	68,090
Integrated Device Technology, Inc.*	9,775	257,571

Intersil Corp., Class A	8,625	$110,055
IXYS Corp.	1,556	19,652
Kopin Corp.*	4,430	12,050
Lattice Semiconductor Corp.*	7,740	50,078
MA-COM Technology Solutions Holdings, Inc.*	1,519	62,112
Mattson Technology, Inc.*	5,242	18,504
MaxLinear, Inc., Class A*	3,374	49,699
Microsemi Corp.*	6,273	204,437
MKS Instruments, Inc.	44,407	1,598,652
Monolithic Power Systems, Inc.	2,600	165,646
Nanometrics, Inc.*	1,529	23,149
NeoPhotonics Corp.*	1,732	18,810
NVE Corp.	336	18,876
OmniVision Technologies, Inc.*	3,825	111,002
PDF Solutions, Inc.*	1,688	18,298
Photronics, Inc.*	27,752	345,512
PMC-Sierra, Inc.*	11,472	133,305
Power Integrations, Inc.	1,928	93,759
Rambus, Inc.*	7,575	87,794
Rudolph Technologies, Inc.*	2,109	29,990
Semtech Corp.*	4,347	82,245
Sigma Designs, Inc.*	2,234	14,119
Silicon Laboratories, Inc.*	2,806	136,203
Synaptics, Inc.*	2,426	194,905
Tessera Technologies, Inc.	3,460	103,835
Ultra Clean Holdings, Inc.*	2,238	11,459
Ultratech, Inc.*	1,780	35,280
Veeco Instruments, Inc.*	2,690	55,306
Xcerra Corp.*	3,564	21,562

		6,663,319

Software (2.1%)
A10 Networks, Inc.*	2,365	15,514
ACI Worldwide, Inc.*	7,704	164,866
American Software, Inc., Class A	1,687	17,174
Aspen Technology, Inc.*	5,635	212,778
AVG Technologies N.V.*	2,667	53,473
Barracuda Networks, Inc.*	566	10,573
Blackbaud, Inc.	3,093	203,705
Bottomline Technologies de, Inc.*	2,687	79,885
BroadSoft, Inc.*	1,919	67,856
Callidus Software, Inc.*	3,621	67,242
Code Rebel Corp.*	82	220
CommVault Systems, Inc.*	2,978	117,184
Digimarc Corp.*	528	19,277
Digital Turbine, Inc.*	3,287	4,372
Ebix, Inc.	1,757	57,612
Ellie Mae, Inc.*	1,946	117,208
EnerNOC, Inc.*	1,894	7,292
Epiq Systems, Inc.	2,098	27,421
Fair Isaac Corp.	2,064	194,388
Fleetmatics Group plc*	2,523	128,143
Gigamon, Inc.*	1,840	48,889
Globant S.A.*	1,009	37,848
Glu Mobile, Inc.*	7,767	18,874
Guidance Software, Inc.*	1,375	8,278
Guidewire Software, Inc.*	4,623	278,120
HubSpot, Inc.*	1,235	69,543
Imperva, Inc.*	1,749	110,729
Infoblox, Inc.*	3,695	67,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Interactive Intelligence Group, Inc.*	1,122	$35,253
Jive Software, Inc.*	2,897	11,820
Manhattan Associates, Inc.*	4,865	321,917
Mentor Graphics Corp.	43,000	792,060
MicroStrategy, Inc., Class A*	612	109,725
MobileIron, Inc.*	2,695	9,729
Model N, Inc.*	1,444	16,115
Monotype Imaging Holdings, Inc.	2,619	61,913
Park City Group, Inc.*	738	8,790
Paycom Software, Inc.*	2,087	78,534
Paylocity Holding Corp.*	1,040	42,172
Pegasystems, Inc.	2,346	64,515
Progress Software Corp.*	3,325	79,800
Proofpoint, Inc.*	2,599	168,961
PROS Holdings, Inc.*	1,564	36,035
QAD, Inc., Class A	491	10,075
QAD, Inc., Class B	219	4,038
Qlik Technologies, Inc.*	6,013	190,372
Qualys, Inc.*	1,611	53,308
Rapid7, Inc.*	534	8,079
RealPage, Inc.*	3,441	77,250
RingCentral, Inc., Class A*	3,506	82,671
Rovi Corp.*	5,721	95,312
Rubicon Project, Inc.*	1,676	27,570
Sapiens International Corp. N.V.	1,480	15,096
SeaChange International, Inc.*	2,320	15,637
Silver Spring Networks, Inc.*	2,469	35,578
Synchronoss Technologies, Inc.*	2,549	89,801
Take-Two Interactive Software, Inc.*	5,576	194,268
Tangoe, Inc.*	2,425	20,346
TeleCommunication Systems, Inc., Class A*	3,121	15,511
Telenav, Inc.*	1,705	9,701
TiVo, Inc.*	6,557	56,587
TubeMogul, Inc.*	1,070	14,552
Tyler Technologies, Inc.*	2,222	387,339
Varonis Systems, Inc.*	631	11,863
VASCO Data Security International, Inc.*	1,958	32,757
Verint Systems, Inc.*	4,043	163,984
VirnetX Holding Corp.*	3,148	8,090
Workiva, Inc.*	511	8,978
Xura, Inc.*	1,483	36,452
Zendesk, Inc.*	3,526	93,227
Zix Corp.*	3,649	18,537

		5,820,733

Technology Hardware, Storage & Peripherals (0.3%)
Avid Technology, Inc.*	2,272	16,563
CPI Card Group, Inc.*	1,132	12,067
Cray, Inc.*	2,673	86,739
Diebold, Inc.	4,263	128,274
Eastman Kodak Co.*	1,236	15,499
Electronics for Imaging, Inc.*	3,086	144,240
Imation Corp.*	2,342	3,208
Immersion Corp.*	1,807	21,070
Nimble Storage, Inc.*	3,298	30,341
Pure Storage, Inc., Class A*	1,886	29,365
QLogic Corp.*	5,706	69,613
Quantum Corp.*	15,375	14,299

Silicon Graphics International Corp.*	2,379	$14,036
Stratasys Ltd.*	3,314	77,813
Super Micro Computer, Inc.*	2,417	59,241
Violin Memory, Inc.*	6,524	5,872

		728,240

Total Information Technology		26,427,970

Materials (5.6%)
Chemicals (4.4%)
A. Schulman, Inc.	44,076	1,350,489
American Vanguard Corp.	1,906	26,703
Axiall Corp.	140,911	2,170,029
Balchem Corp.	2,068	125,734
Calgon Carbon Corp.	3,536	60,996
Chase Corp.	433	17,636
Chemtura Corp.*	4,471	121,924
Core Molding Technologies, Inc.*	542	6,954
Ferro Corp.*	4,710	52,375
Flotek Industries, Inc.*	3,436	39,308
FutureFuel Corp.	1,523	20,561
H.B. Fuller Co.	56,030	2,043,414
Hawkins, Inc.	685	24,502
Innophos Holdings, Inc.	1,282	37,152
Innospec, Inc.	1,603	87,059
Intrepid Potash, Inc.*	3,983	11,750
KMG Chemicals, Inc.	679	15,631
Koppers Holdings, Inc.*	1,334	24,346
Kraton Performance Polymers, Inc.*	2,109	35,031
Kronos Worldwide, Inc.	1,446	8,155
LSB Industries, Inc.*	1,396	10,121
Minerals Technologies, Inc.	18,194	834,377
Olin Corp.	10,909	188,289
OMNOVA Solutions, Inc.*	3,024	18,537
PolyOne Corp.	5,891	187,098
Quaker Chemical Corp.	874	67,525
Rayonier Advanced Materials, Inc.	2,643	25,875
Rentech, Inc.*	1,481	5,213
RPM International, Inc.	16,450	724,787
Senomyx, Inc.*	2,973	11,208
Sensient Technologies Corp.	44,880	2,819,362
Stepan Co.	15,163	753,450
Trecora Resources*	1,286	15,934
Tredegar Corp.	1,612	21,955
Trinseo S.A.*	720	20,304
Tronox Ltd., Class A	4,040	15,796
Valhi, Inc.	1,231	1,650

		12,001,230

Construction Materials (0.1%)
Headwaters, Inc.*	4,893	82,545
Summit Materials, Inc., Class A*	2,084	41,754
U.S. Concrete, Inc.*	959	50,501
United States Lime & Minerals, Inc.	141	7,749

		182,549

Containers & Packaging (0.2%)
AEP Industries, Inc.*	259	19,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

AptarGroup, Inc.	1,600	$116,240
Berry Plastics Group, Inc.*	7,902	285,894
Greif, Inc., Class A	2,058	63,407
Multi Packaging Solutions International Ltd.*	1,245	21,601
Myers Industries, Inc.	1,569	20,899

		528,023

Metals & Mining (0.6%)
AK Steel Holding Corp.*	11,545	25,861
Allegheny Technologies, Inc.	1,126	12,668
Carpenter Technology Corp.	28,512	863,058
Century Aluminum Co.*	3,503	15,483
Cliffs Natural Resources, Inc.*	9,879	15,609
Coeur Mining, Inc.*	8,707	21,593
Commercial Metals Co.	7,629	104,441
Ferroglobe plc	4,251	45,698
Handy & Harman Ltd.*	188	3,856
Haynes International, Inc.	805	29,535
Hecla Mining Co.	24,969	47,191
Horsehead Holding Corp.*	3,991	8,182
Kaiser Aluminum Corp.	1,132	94,703
Materion Corp.	1,314	36,792
Olympic Steel, Inc.	512	5,929
Ryerson Holding Corp.*	738	3,447
Schnitzer Steel Industries, Inc., Class A	1,681	24,156
Stillwater Mining Co.*	7,945	68,089
SunCoke Energy, Inc.	4,095	14,210
TimkenSteel Corp.	2,548	21,352
Worthington Industries, Inc.	3,159	95,212

		1,557,065

Paper & Forest Products (0.3%)
Boise Cascade Co.*	2,596	66,276
Clearwater Paper Corp.*	1,253	57,049
Deltic Timber Corp.	738	43,446
KapStone Paper and Packaging Corp.	5,607	126,662
Louisiana-Pacific Corp.*	9,387	169,060
Neenah Paper, Inc.	1,104	68,923
P.H. Glatfelter Co.	2,912	53,697
Schweitzer-Mauduit International, Inc.	2,006	84,232
Wausau Paper Corp.	2,709	27,713

		697,058

Total Materials		14,965,925

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	5,771	66,078
Atlantic Tele-Network, Inc.	676	52,884
Cincinnati Bell, Inc.*	13,789	49,640
Cogent Communications Holdings, Inc.	3,030	105,111
Consolidated Communications Holdings, Inc.	3,325	69,659
FairPoint Communications, Inc.*	1,330	21,373
General Communication, Inc., Class A*	2,274	44,980
Globalstar, Inc.*	30,900	44,496

Hawaiian Telcom Holdco, Inc.*	668	$16,606
IDT Corp., Class B	1,039	12,115
inContact, Inc.*	4,094	39,057
Inteliquent, Inc.	2,193	38,970
Intelsat S.A.*	2,039	8,482
Iridium Communications, Inc.*	5,498	46,238
Lumos Networks Corp.*	1,612	18,054
ORBCOMM, Inc.*	4,108	29,742
pdvWireless, Inc.*	922	25,355
Straight Path Communications, Inc., Class B*	662	11,347
Vonage Holdings Corp.*	12,283	70,504
Windstream Holdings, Inc.	6,728	43,328

		814,019

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	2,258	14,948
NTELOS Holdings Corp.*	1,184	10,822
Shenandoah Telecommunications Co.	1,586	68,277
Spok Holdings, Inc.	1,459	26,729

		120,776

Total Telecommunication Services		934,795

Utilities (3.7%)
Electric Utilities (1.5%)
ALLETE, Inc.	3,204	162,859
Cleco Corp.	3,994	208,527
El Paso Electric Co.	2,648	101,948
Empire District Electric Co.	2,866	80,449
Genie Energy Ltd., Class B*	857	9,556
IDACORP, Inc.	42,791	2,909,788
MGE Energy, Inc.	2,251	104,446
Otter Tail Corp.	2,487	66,229
PNM Resources, Inc.	5,260	160,798
Portland General Electric Co.	5,877	213,746
Spark Energy, Inc., Class A	181	3,750
Unitil Corp.	904	32,436

		4,054,532

Gas Utilities (1.7%)
Chesapeake Utilities Corp.	982	55,728
Laclede Group, Inc.	55,186	3,278,600
New Jersey Resources Corp.	5,655	186,389
Northwest Natural Gas Co.	1,802	91,199
ONE Gas, Inc.	3,482	174,692
Piedmont Natural Gas Co., Inc.	5,192	296,048
South Jersey Industries, Inc.	4,510	106,075
Southwest Gas Corp.	3,116	171,879
WGL Holdings, Inc.	3,302	207,993

		4,568,603

Independent Power and Renewable Electricity Producers (0.2%)
Abengoa Yield plc	3,280	63,271
Atlantic Power Corp.	7,535	14,844
Dynegy, Inc.*	8,424	112,882
NRG Yield, Inc., Class A	2,233	31,061
NRG Yield, Inc., Class C	4,140	61,106
Ormat Technologies, Inc.	2,428	88,549
Pattern Energy Group, Inc.	3,630	75,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Talen Energy Corp.*	5,509	$34,321
TerraForm Global, Inc., Class A	2,993	16,731
Vivint Solar, Inc.*	1,424	13,614

		512,282

Multi-Utilities (0.2%)
Avista Corp.	4,096	144,876
Black Hills Corp.	3,358	155,912
NorthWestern Corp.	3,112	168,826

		469,614

Water Utilities (0.1%)
American States Water Co.	2,496	104,707
Artesian Resources Corp., Class A	553	15,318
California Water Service Group	3,117	72,533
Connecticut Water Service, Inc.	2,508	95,329
Consolidated Water Co., Ltd.	995	12,179
Middlesex Water Co.	1,019	27,044
SJW Corp.	1,033	30,628
York Water Co.	791	19,728

		377,466

Total Utilities		9,982,497

Total Common Stocks (87.3%) (Cost $186,058,618)		235,250,439

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.3%)
Energy (0.3%)
Energy Equipment & Services (0.3%)
Unit Corp.
6.625%, 5/15/21	$1,057,000	761,040

Total Energy		761,040

Total Corporate Bonds		761,040

Total Long-Term Debt Securities (0.3%) (Cost $1,004,359)		761,040

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	2,504	$—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International Inc. (contingent Value Shares) (b)*†	3,905	7,380

Total Telecommunication Services		7,380

Total Rights (0.0%) (Costs $—)		7,380

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	1,382	—

Total Investments (87.6%) (Cost $187,062,977)		236,018,859
Other Assets Less Liabilities (12.4%)		33,361,588

Net Assets (100%)		$269,380,447

*	Non-income producing.
†	Securities (totaling $16,402 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
PennyMac Mortgage Investment Trust	$96,972	$—	$—	$70,165	$9,932	$—
PennyMac Financial Services, Inc., Class A	17,698	—	—	15,713	—	—

	$114,670	$—	$—	$85,878	$9,932	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	229	March-16	$26,365,654	$25,911,350	$(454,304)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(b)		Total
Assets:
Common Stocks
Consumer Discretionary	$34,579,765	$48,675	$—		$34,628,440
Consumer Staples	7,285,697	293,588	—		7,579,285
Energy	7,344,740	821,876	—		8,166,616
Financials	52,023,037	—	—		52,023,037
Health Care	27,493,115	3,034,703	6,084		30,533,902
Industrials	50,007,972	—	—		50,007,972
Information Technology	26,425,032	—	2,938		26,427,970
Materials	14,965,925	—	—		14,965,925
Telecommunication Services	934,795	—	—		934,795
Utilities	9,982,497	—	—		9,982,497
Corporate Bonds
Energy	—	761,040	—		761,040
Rights
Information Technology	—	—	—	(c)	—	(c)
Telecommunication Services	—	—	7,380		7,380
Warrants
Energy	—	—	—	(c)	—	(c)

Total Assets	$231,042,575	$4,959,882	$16,402		$236,018,859

Liabilities:
Futures	$(454,304)	$—	$—		$(454,304)

Total Liabilities	$(454,304)	$—	$—		$(454,304)

Total	$230,588,271	$4,959,882	$16,402		$235,564,555

(a)	Securities with a market value of $48,675 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $7,380 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(454,304	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(79)	$(79)
Equity contracts	3,096,640	—	3,096,640

Total	$3,096,640	$(79)	$3,096,561

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,386,804)	$(2,386,804)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns and held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $50,000 for seventeen days during the year ended December 31, 2015, and held futures contracts with an average notional balance of approximately $44,579,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$82,220,388
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$108,575,561

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,323,802
Aggregate gross unrealized depreciation	(24,205,139)

Net unrealized appreciation	$49,118,663

Federal income tax cost of investments	$186,900,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $127,299)	$85,878
Unaffiliated Issuers (Cost $186,935,678)	235,932,981
Cash	32,390,567
Foreign cash (Cost $26)	26
Cash held as collateral at broker	1,253,600
Dividends, interest and other receivables	283,407
Receivable for securities sold	167,476
Receivable from Separate Accounts for Trust shares sold	3,965
Other assets	1,060

Total assets	270,118,960

LIABILITIES
Due to broker for futures variation margin	263,651
Investment management fees payable	160,982
Payable to Separate Accounts for Trust shares redeemed	159,416
Distribution fees payable – Class IB	30,030
Administrative fees payable	28,939
Payable for securities purchased	24,305
Distribution fees payable – Class IA	744
Trustees’ fees payable	358
Accrued expenses	70,088

Total liabilities	738,513

NET ASSETS	$269,380,447

Net assets were comprised of:
Paid in capital	$251,662,593
Accumulated undistributed net investment income (loss)	483,260
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(31,266,876)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	48,501,470

Net assets	$269,380,447

Class IA
Net asset value, offering and redemption price per share, $3,249,183 / 233,533 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.91

Class IB
Net asset value, offering and redemption price per share, $138,752,204 / 9,962,802 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.93

Class K
Net asset value, offering and redemption price per share, $127,379,060 / 9,156,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($9,932 of dividend income received from affiliates) (net of $14,058 foreign withholding tax)	$4,078,171
Interest	117,693

Total income	4,195,864

EXPENSES
Investment management fees	2,238,523
Administrative fees	395,261
Distribution fees – Class IB	382,101
Custodian fees	79,600
Professional fees	61,617
Printing and mailing expenses	16,165
Distribution fees – Class IA	9,550
Trustees’ fees	6,740
Miscellaneous	12,338

Gross expenses	3,201,895
Less: Waiver from investment manager	(7,174)

Net expenses	3,194,721

NET INVESTMENT INCOME (LOSS)	1,001,143

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	31,985,210
Futures	3,096,640
Foreign currency transactions	1,561

Net realized gain (loss)	35,083,411

Change in unrealized appreciation (depreciation) on:
Investments ($(28,792) of change in unrealized appreciation (depreciation) from affiliates)	(52,637,258)
Futures	(2,386,804)
Foreign currency translations	(104)

Net change in unrealized appreciation (depreciation)	(55,024,166)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,940,755)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,939,612)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,001,143	$575,997
Net realized gain (loss) on investments, futures and foreign currency transactions	35,083,411	42,475,658
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(55,024,166)	(35,823,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,939,612)	7,228,494

DIVIDENDS:
Dividends from net investment income
Class IA	(8,522)	(652)
Class IB	(343,018)	(25,174)
Class K	(631,358)	(492,661)

TOTAL DIVIDENDS:	(982,898)	(518,487)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 49,139 and 76,463 shares, respectively ]	725,218	1,118,774
Capital shares issued in reinvestment of dividends [ 624 and 44 shares, respectively ]	8,522	652
Capital shares repurchased [ (94,589) and (197,813) shares, respectively ]	(1,380,236)	(2,869,256)

Total Class IA transactions	(646,496)	(1,749,830)

Class IB
Capital shares sold [ 1,255,114 and 1,264,892 shares, respectively ]	18,527,020	18,343,134
Capital shares issued in reinvestment of dividends [ 25,073 and 1,708 shares, respectively ]	343,018	25,174
Capital shares repurchased [ (2,204,782) and (3,194,517) shares, respectively ]	(32,387,168)	(46,230,299)

Total Class IB transactions	(13,517,130)	(27,861,991)

Class K
Capital shares sold [ 18,512 and 15,797 shares, respectively ]	274,449	229,503
Capital shares issued in reinvestment of dividends [ 46,208 and 33,470 shares, respectively ]	631,358	492,661
Capital shares repurchased [ (3,640,052) and (1,628,780) shares, respectively ]	(54,206,313)	(23,503,927)

Total Class K transactions	(53,300,506)	(22,781,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(67,464,132)	(52,393,584)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,386,642)	(45,683,577)
NET ASSETS:
Beginning of year	356,767,089	402,450,666

End of year (a)	$269,380,447	$356,767,089

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$483,260	$430,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.92	$14.61	$10.70	$9.22	$10.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	— #	0.01	0.07	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.01)	0.31	3.91	1.48	(0.97)

Total from investment operations	(0.98)	0.31	3.92	1.55	(0.95)

Less distributions:
Dividends from net investment income	(0.03)	— #	(0.01)	(0.07)	(0.04)

Net asset value, end of year	$13.91	$14.92	$14.61	$10.70	$9.22

Total return	(6.54)%	2.14%	36.68%	16.85%	(9.33)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,249	$4,153	$5,840	$3,836	$3,286
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.14%	1.16%	1.19%	0.90%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.14%	1.16%	1.19%	0.90%
Before waivers, reimbursements and fees paid indirectly (f)	1.13%	1.14%	1.16%	1.19%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.19%	0.01%	0.11%	0.70%	0.18%
After waivers, reimbursements and fees paid indirectly (f)	0.19%	0.01%	0.11%	0.70%	0.18%
Before waivers, reimbursements and fees paid indirectly (f)	0.19%	0.01%	0.11%	0.70%	0.17%
Portfolio turnover rate^	31%	17%	12%	9%	16%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.94	$14.63	$10.71	$9.23	$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	— #	0.01	0.07	0.01
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.01)	0.31	3.92	1.48	(1.00)

Total from investment operations	(0.98)	0.31	3.93	1.55	(0.99)

Less distributions:
Dividends from net investment income	(0.03)	— #	(0.01)	(0.07)	(0.01)

Net asset value, end of year	$13.93	$14.94	$14.63	$10.71	$9.23

Total return	(6.53)%	2.13%	36.74%	16.83%	(9.64)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,752	$162,636	$187,482	$150,281	$138,682
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.14%	1.16%	1.19%	1.15%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.14%	1.16%	1.19%	1.15%
Before waivers, reimbursements and fees paid indirectly (f)	1.13%	1.14%	1.16%	1.19%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.19%	0.02%	0.10%	0.68%	0.11%
After waivers, reimbursements and fees paid indirectly (f)	0.19%	0.02%	0.10%	0.68%	0.11%
Before waivers, reimbursements and fees paid indirectly (f)	0.19%	0.02%	0.10%	0.68%	0.10%
Portfolio turnover rate^	31%	17%	12%	9%	16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$14.92	$14.61	$10.70	$9.22	$8.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04	0.04	0.09	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.00)	0.31	3.92	1.49	0.61

Total from investment operations	(0.94)	0.35	3.96	1.58	0.63

Less distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.05)	(0.10)	(0.04)

Net asset value, end of period	$13.91	$14.92	$14.61	$10.70	$9.22

Total return (b)	(6.30)%	2.39%	37.02%	17.14%	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$127,379	$189,977	$209,129	$184,013	$198,047
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88%	0.89%	0.91%	0.94%	0.90%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.88%	0.89%	0.91%	0.94%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.88%	0.89%	0.91%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.43%	0.28%	0.35%	0.93%	0.76%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.43%	0.28%	0.35%	0.93%	0.76%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.43%	0.28%	0.35%	0.93%	0.76%
Portfolio turnover rate^	31%	17%	12%	9%	16%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/15
Since Incept.
Portfolio – Class IB Shares*	(2.84)%
Portfolio – Class K Shares*	(2.68)
S&P 500 Index	(0.53)
Barclays U.S. Intermediate Government Bond Index	0.02
40% Barclays U.S. Intermediate Government Bond Index/60% MSCI AC World (Net) Index	(3.07)
* Date of inception 4/30/15. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.84)% for the period ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index, Barclays U.S. Intermediate Government Bond Index and 40% Barclays U.S. Intermediate Government Bond Index/60% MSCI AC World (Net) Index, returned (0.53)%, 0.02% and (3.07)%, respectively, over the same period.

Portfolio Highlights

During 2015, the global equity markets have been rattled by the commodity sell-off, the Greek debt crisis and Chinese macroeconomic slowdown. Global stocks finished 2015 marginally in negative territory for the year, in U.S. dollar terms. Divergent central bank policies around the world were also a theme. The European Central Bank (ECB) implemented historic quantitative easing (QE) measures in January 2015 to combat falling inflation expectations. In contrast, expectations of a U.S. Federal Reserve Board (Fed) rate hike increased as evidence of a U.S. economic recovery mounted. The resulting relative U.S. dollar strength hurt U.S. equity performance, while benefiting that of other key developed market regions.

Given that backdrop, since the Portfolio’s inception on 4/30/2015, the Portfolio’s allocation to U.S. Treasuries contributed the most to performance. The Portfolio’s exposure to global equities, including U.S., European, British and Japanese equities, detracted from performance.

Since inception, the Portfolio underperformed its primary equity and bond benchmarks, and outperformed its composite benchmark.

The Portfolio implements a strategic, long-term asset allocation that resets on a monthly basis. Based on volatility across global equity markets in the latter portion of the fourth quarter, at year end the Portfolio held a 2.3% cash position as a part of its strategy that attempts to manage Portfolio drawdowns during periods of heightened volatility.

The Portfolio primarily implements its views in European, British, Japanese and U.S. mid-cap and small-cap equity markets utilizing equity index futures. Thus, these futures were the primary determinant of returns within these asset classes.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	3.18
Weighted Average Coupon (%)	0.01
Weighted Average Modified Duration (Years)*	2.89
Weighted Average Rating**	AA	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	40.6%
Exchange Traded Funds	29.4
Cash and Other	30.0

100.0%

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$983.39	$6.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.01	6.26
Class K
Actual	1,000.00	985.06	4.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.22	5.03

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.23% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(29.4%)
iShares® Core S&P 500 ETF	28,708	$5,881,408
SPDR® S&P 500 ETF Trust	28,866	5,885,489
Vanguard S&P 500 ETF	126,984	23,737,119

Total Investment Companies (29.4%) (Cost $35,581,146)		35,504,016

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (40.6%)
U.S. Treasury (40.6%)
U.S. Treasury Notes 2.750%, 11/15/23	$46,865,000	48,905,732

Total Long-Term Debt Securities (40.6%) (Cost $49,184,154)		48,905,732

SHORT-TERM INVESTMENTS:
Government Securities (19.4%)
Federal Home Loan Bank 0.15%, 3/2/16 (o)(p)	$5,927,000	$5,925,462
Federal Home Loan Mortgage Corp.
0.15%, 1/22/16 (o)(p)	5,240,000	5,239,527
0.34%, 5/4/16 (o)(p)	5,933,000	5,926,004
Federal National Mortgage Association
0.16%, 1/14/16 (o)(p)	6,350,000	6,349,616

Total Government Securities		23,440,609

Total Short-Term Investments (19.4%) (Cost $23,436,680)		23,440,609

Total Investments (89.4%) (Cost $108,201,980)		107,850,357
Other Assets Less Liabilities (10.6%)		12,776,710

Net Assets (100%)		$120,627,067

(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	179	March-16	$6,265,652	$6,384,417	$118,765
FTSE 100 Index	64	March-16	5,602,525	5,847,739	245,214
Russell 2000 Mini Index	50	March-16	5,709,560	5,657,500	(52,060)
S&P MidCap 400 E-Mini Index	62	March-16	8,702,390	8,639,700	(62,690)
TOPIX Index	43	March-16	5,602,423	5,536,212	(66,211)

					$183,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Futures	$363,979	$—	$—	$363,979
Government Securities
U.S. Treasuries	—	48,905,732	—	48,905,732
Investment Companies
Exchange Traded Funds (ETFs)	35,504,016	—	—	35,504,016
Short-Term Investments	—	23,440,609	—	23,440,609

Total Assets	$35,867,995	$72,346,341	$—	$108,214,336

Liabilities:
Futures	$(180,961)	$—	$—	$(180,961)

Total Liabilities	$(180,961)	$—	$—	$(180,961)

Total	$35,687,034	$72,346,341	$—	$108,033,375

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$363,979	*

	Liability Derivatives
Equity contracts	Payables, Net assets - Unrealized depreciation	$(180,961	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,433)	$(2,433)
Credit contracts	—	—	—
Equity contracts	(1,329,332)	—	(1,329,332)

Total	$(1,329,332)	$(2,433)	$(1,331,765)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$183,018	$183,018

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns and held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $170,000 for eight days during the period ended December 31, 2015, and held futures contracts with an average notional balance of approximately $16,069,000 for eight months during the period ended December 31, 2015.

Investment security transactions for the period ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$100,746,126
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,798,614

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$145,476
Aggregate gross unrealized depreciation	(619,604)

Net unrealized depreciation	$(474,128)

Federal income tax cost of investments	$108,324,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $108,201,980)	$107,850,357
Cash	10,874,813
Receivable for securities sold	8,366,909
Cash held as collateral at broker	1,878,059
Receivable from Separate Accounts for Trust shares sold	498,958
Dividends, interest and other receivables	175,322
Deferred offering cost	13,732

Total assets	129,658,150

LIABILITIES
Payable for securities purchased	8,685,841
Due to broker for futures variation margin	162,120
Investment management fees payable	106,326
Distribution fees payable – Class IB	21,563
Administrative fees payable	12,779
Payable to Separate Accounts for Trust shares redeemed	37
Accrued expenses	42,417

Total liabilities	9,031,083

NET ASSETS	$120,627,067

Net assets were comprised of:
Paid in capital	$122,190,291
Accumulated undistributed net investment income (loss)	28,301
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,424,537)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(166,988)

Net assets	$120,627,067

Class IB
Net asset value, offering and redemption price per share, $110,992,946 / 11,443,482 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.70

Class K
Net asset value, offering and redemption price per share, $9,634,121 / 993,303 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.70

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2015*

INVESTMENT INCOME
Interest	$335,706
Dividends	302,374

Total income	638,080

EXPENSES
Investment management fees	297,174
Distribution fees – Class IB	76,490
Professional fees	52,394
Administrative fees	50,453
Offering costs	27,803
Printing and mailing expenses	5,792
Custodian fees	5,000
Tax expense	1,021
Trustees’ fees	359
Miscellaneous	1,349

Gross expenses	517,835
Less: Waiver from investment manager	(76,730)

Net expenses	441,105

NET INVESTMENT INCOME (LOSS)	196,975

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(95,205)
Futures	(1,329,332)
Foreign currency transactions	(3,686)

Net realized gain (loss)	(1,428,223)

Change in unrealized appreciation (depreciation) on:
Investments	(351,623)
Futures	183,018
Foreign currency translations	1,617

Net change in unrealized appreciation (depreciation)	(166,988)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,595,211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,398,236)

*	The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$196,975
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,428,223)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(166,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,398,236)

DIVIDENDS:
Dividends from net investment income
Class IB	(166,612)
Class K	(31,779)

TOTAL DIVIDENDS:	(198,391)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 11,549,175 shares ]	113,331,160
Capital shares issued in reinvestment of dividends [ 17,317 shares ]	166,612
Capital shares repurchased [ (123,010) shares ]	(1,205,857)

Total Class IB transactions	112,291,915

Class K
Capital shares sold [ 990,000 shares ]	9,900,000
Capital shares issued in reinvestment of dividends [ 3,303 shares ]	31,779

Total Class K transactions	9,931,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	122,223,694

TOTAL INCREASE (DECREASE) IN NET ASSETS	120,627,067
NET ASSETS:
Beginning of period	—

End of period (a)	$120,627,067

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$28,301

* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.31)

Total from investment operations	(0.28)

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$9.70

Total return (b)	(2.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110,993
Ratio of expenses to average net assets:
After waivers (a)(f)	1.23%
Before waivers (a)(f)	1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.50	%(l)
Before waivers (a)(f)	0.40	%(l)
Portfolio turnover rate (z)^	40%

Class K	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.31)

Total from investment operations	(0.27)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$9.70

Total return (b)	(2.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,634
Ratio of expenses to average net assets:
After waivers (a)(f)	0.99%
Before waivers (a)(f)	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.64	%(l)
Before waivers (a)(f)	0.19	%(l)
Portfolio turnover rate (z)^	40%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/HORIZON SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares**	(8.71)%	(4.80)%
Portfolio – Class K Shares*	(8.58)	(4.62)
Russell 2000® Value Index	(7.47)	(2.11)

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.71)% for the year ended December 31, 2015. The Portfolio’s benchmark, Russell 2000® Value Index, returned (7.47)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection within the Consumer Discretionary sector contributed significantly to relative returns. The top contributors within the sector were Jarden Corp., Promotora de Informaciones S.A. and Wendy’s Co. Near the end of 2015, Jarden agreed to be acquired by Newell Rubbermaid at an approximately 24% premium in a deal that is expected to close in the second quarter of 2016. Wendy’s continued to make progress on its restructuring and re-imaging initiative.

•

Stock selection within the Energy sector was a large contributor to relative returns during the year, as was underweighting the sector relative to the benchmark. Though the Energy sector overall was down significantly during the year as oil prices remained low, the Portfolio’s holding Par Pacific Holdings, Inc. appreciated significantly. Par Pacific reported strong financial results and made progress on its acquisition strategy, as reflected by the company’s name change (from Par Petroleum) and the appointment of a new CEO.

What hurt performance during the year:

•

Stock selection within the Financials sector was the largest detractor from returns. DREAM Unlimited Corp., Dundee Corp., and Emergent Capital, Inc. were the largest detractors from relative returns in the sector. DREAM and Dundee both fell along with the Canadian markets overall. Given falling prices of commodities, including oil and precious metals, many investors were concerned about Canada’s reliance on the commodities industry for economic growth. The recent developments at Emergent Capital have generally been positive; therefore, it would seem that the decline in the share price resulted largely from the relatively diminutive free float market capitalization, which tends to exaggerate the impact of broader market volatility on a company’s share price.

•	Diversified holdings company Icahn Enterprises LP in the Industrials sector was the largest detractor from relative performance on an individual holdings basis.

•	The Portfolio’s underweight exposure to and stock selection within the Information Technology sector detracted from relative returns.

Portfolio Positioning and Outlook — Horizon Asset Management, LLC

At year end, the Portfolio’s focus remained on companies that we believe possess predictive attributes for outperformance, such as owner-operator management, dormant assets, and spin-offs. These companies continue to focus on long-term value creation, with the potential to prosper regardless of the macroeconomic environment. The Portfolio’s positioning has not changed materially. During the year, selected positions were trimmed or eliminated, as they became less attractive than they were at initial purchase, either due to stock price appreciation or a change in the company in question.

AXA/HORIZON SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	35.9%
Consumer Discretionary	23.1
Industrials	9.2
Information Technology	6.4
Investment Company	4.5
Utilities	4.3
Energy	3.0
Consumer Staples	2.5
Materials	2.4
Health Care	2.3
Telecommunication Services	0.4
Cash and Other	6.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$887.53	$5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.09	6.18
Class K
Actual	1,000.00	887.86	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.33	4.93

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.21% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (23.1%)
Auto Components (0.8%)
Cooper Tire & Rubber Co.	4,588	$173,656
Cooper-Standard Holding, Inc.*	1,133	87,909
Dana Holding Corp.	6,473	89,327
Dorman Products, Inc.*	11,800	560,146
Federal-Mogul Holdings Corp.*	2,564	17,563
Horizon Global Corp.*	1,459	15,130
Metaldyne Performance Group, Inc.	385	7,061
Modine Manufacturing Co.*	4,389	39,720
Motorcar Parts of America, Inc.*	108	3,652
Standard Motor Products, Inc.	1,791	68,148
Strattec Security Corp.	249	14,066
Superior Industries International, Inc.	2,135	39,327
Tower International, Inc.	881	25,170

		1,140,875

Automobiles (0.0%)
Winnebago Industries, Inc.	206	4,099

Distributors (0.1%)
Core-Mark Holding Co., Inc.	998	81,776
Fenix Parts, Inc.*	405	2,750
VOXX International Corp.*	1,661	8,737
Weyco Group, Inc.	537	14,370

		107,633

Diversified Consumer Services (0.5%)
American Public Education, Inc.*	1,470	27,357
Apollo Education Group, Inc.*	8,609	66,031
Ascent Capital Group, Inc., Class A*	1,137	19,011
Bridgepoint Education, Inc.*	1,525	11,605
Cambium Learning Group, Inc.*	1,018	4,937
Career Education Corp.*	5,919	21,486
Carriage Services, Inc.	1,152	27,763
Chegg, Inc.*	4,070	27,391
DeVry Education Group, Inc.	5,748	145,482
Houghton Mifflin Harcourt Co.*	11,414	248,597
K12, Inc.*	3,155	27,764
Regis Corp.*	3,287	46,511
Strayer Education, Inc.*	600	36,072
Universal Technical Institute, Inc.	1,857	8,654
Weight Watchers International, Inc.*	198	4,514

		723,175

Hotels, Restaurants & Leisure (4.9%)
Belmond Ltd., Class A*	8,775	83,362
Biglari Holdings, Inc.*	150	48,873
Bob Evans Farms, Inc.	1,706	66,278
Bravo Brio Restaurant Group, Inc.*	147	1,323
Caesars Acquisition Co., Class A*	4,017	27,356
Caesars Entertainment Corp.*	5,050	39,844
Carrols Restaurant Group, Inc.*	417	4,896
Cracker Barrel Old Country Store, Inc.	101	12,810
Del Frisco’s Restaurant Group, Inc.*	2,048	32,809

Del Taco Restaurants, Inc.*	200	$2,130
Denny’s Corp.*	2,252	22,137
DineEquity, Inc.	99	8,382
Eldorado Resorts, Inc.*	1,267	13,937
Empire Resorts, Inc.*	24	432
Fogo De Chao, Inc.*	151	2,289
International Speedway Corp., Class A	2,508	84,570
Intrawest Resorts Holdings, Inc.*	1,545	12,082
Isle of Capri Casinos, Inc.*	100	1,393
J Alexander’s Holdings, Inc.*	1,190	12,995
Kona Grill, Inc.*	342	5,424
Marcus Corp.	1,592	30,200
Marriott Vacations Worldwide Corp.	1,006	57,292
Monarch Casino & Resort, Inc.*	826	18,767
Morgans Hotel Group Co.*	1,606	5,412
Noodles & Co.*	320	3,101
Penn National Gaming, Inc.*	6,687	107,126
Planet Fitness, Inc., Class A*	550	8,597
Ruby Tuesday, Inc.*	5,406	29,787
Ruth’s Hospitality Group, Inc.	1,027	16,350
Shake Shack, Inc., Class A*	68	2,693
Sonic Corp.	1,323	42,746
Speedway Motorsports, Inc.	977	20,243
Tropicana Entertainment, Inc.*	112,200	1,935,450
Wendy’s Co.	424,400	4,570,788
Wingstop, Inc.*	85	1,939

		7,333,813

Household Durables (6.5%)
Bassett Furniture Industries, Inc.	452	11,336
Beazer Homes USA, Inc.*	3,041	34,941
CalAtlantic Group, Inc.	5,415	205,337
Cavco Industries, Inc.*	174	14,496
Century Communities, Inc.*	1,246	22,067
CSS Industries, Inc.	825	23,413
Ethan Allen Interiors, Inc.	2,298	63,930
Flexsteel Industries, Inc.	496	21,913
Green Brick Partners, Inc.*	34,123	245,686
Helen of Troy Ltd.*	1,503	141,658
Hooker Furniture Corp.	847	21,378
Hovnanian Enterprises, Inc., Class A*	10,409	18,840
iRobot Corp.*	2,192	77,597
Jarden Corp.*	111,800	6,386,016
KB Home	7,403	91,279
La-Z-Boy, Inc.	2,836	69,255
LGI Homes, Inc.*	920	22,384
Libbey, Inc.	129	2,750
Lifetime Brands, Inc.	917	12,159
M.D.C. Holdings, Inc.	2,333	59,561
M/I Homes, Inc.*	1,769	38,776
Meritage Homes Corp.*	3,340	113,527
NACCO Industries, Inc., Class A	358	15,108
New Home Co., Inc.*	887	11,496
Skullcandy, Inc.*	1,283	6,069
Taylor Morrison Home Corp., Class A*	2,992	47,872
TRI Pointe Group, Inc.*	143,534	1,818,576
Universal Electronics, Inc.*	220	11,297
WCI Communities, Inc.*	1,357	30,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

William Lyon Homes, Class A*	1,470	$24,255
ZAGG, Inc.*	118	1,291

		9,664,497

Internet & Catalog Retail (0.8%)
Duluth Holdings, Inc.*	284	4,143
EVINE Live, Inc.*	4,249	7,563
FTD Cos., Inc.*	1,698	44,437
Lands’ End, Inc.*	1,274	29,863
Liberty TripAdvisor Holdings, Inc., Class A*	4,776	144,904
Liberty Ventures*	20,600	929,266
Shutterfly, Inc.*	1,134	50,531

		1,210,707

Leisure Products (0.1%)
Arctic Cat, Inc.	695	11,384
Black Diamond, Inc.*	1,877	8,296
Callaway Golf Co.	7,051	66,421
Escalade, Inc.	653	8,652
JAKKS Pacific, Inc.*	1,520	12,099
Johnson Outdoors, Inc., Class A	424	9,282
MCBC Holdings, Inc.*	264	3,617
Performance Sports Group Ltd.*	3,843	37,008

		156,759

Media (6.8%)
AMC Entertainment Holdings, Inc., Class A	1,802	43,248
Carmike Cinemas, Inc.*	2,104	48,266
Central European Media Enterprises Ltd., Class A*	1,899	5,108
Crown Media Holdings, Inc., Class A*	498	2,794
Cumulus Media, Inc., Class A*	12,244	4,042
Daily Journal Corp.*	94	18,988
DreamWorks Animation SKG, Inc., Class A*	113,415	2,922,705
Entercom Communications Corp., Class A*	2,211	24,830
Entravision Communications Corp., Class A	238	1,835
Eros International plc*	2,676	24,485
EW Scripps Co., Class A	1,850	35,150
Harte-Hanks, Inc.	4,203	13,618
Hemisphere Media Group, Inc.*	848	12,508
Journal Media Group, Inc.	2,156	25,915
Live Nation Entertainment, Inc.*	160,200	3,936,114
Loral Space & Communications, Inc.*	6,100	248,331
MDC Partners, Inc., Class A	2,874	62,423
Media General, Inc.*	8,639	139,520
Meredith Corp.	3,318	143,503
National CineMedia, Inc.	4,236	66,548
New Media Investment Group, Inc.	4,043	78,677
New York Times Co., Class A	9,910	132,992
Promotora de Informaciones S.A. (ADR)*	26,310	146,020
Reading International, Inc., Class A*	1,153	15,116
Rentrak Corp.*	90	4,278

Saga Communications, Inc., Class A	301	11,573
Scholastic Corp.	2,395	92,351
SFX Entertainment, Inc.*	2,222	422
Sizmek, Inc.*	1,915	6,990
Starz, Class A*	53,680	1,798,280
Time, Inc.	9,895	155,055
Townsquare Media, Inc., Class A*	573	6,853
Tribune Publishing Co.	974	8,980

		10,237,518

Multiline Retail (0.2%)
Burlington Stores, Inc.*	726	31,145
Fred’s, Inc., Class A	3,351	54,856
Ollie’s Bargain Outlet Holdings, Inc.*	270	4,593
Sears Canada, Inc.*	56,400	288,204
Tuesday Morning Corp.*	692	4,498

		383,296

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A	6,245	168,615
American Eagle Outfitters, Inc.	2,106	32,643
America’s Car-Mart, Inc.*	609	16,254
Ascena Retail Group, Inc.*	12,584	123,952
Barnes & Noble Education, Inc.*	2,773	27,591
Barnes & Noble, Inc.	4,649	40,493
bebe stores, Inc.	2,501	1,413
Big 5 Sporting Goods Corp.	1,584	15,824
Build-A-Bear Workshop, Inc.*	1,134	13,880
Caleres, Inc.	3,588	96,230
Cato Corp., Class A	1,938	71,357
Children’s Place, Inc.	1,367	75,458
Christopher & Banks Corp.*	3,137	5,176
Citi Trends, Inc.	1,275	27,094
Conn’s, Inc.*	2,192	51,446
Destination XL Group, Inc.*	2,528	13,955
Express, Inc.*	738	12,753
Finish Line, Inc., Class A	3,018	54,565
Genesco, Inc.*	2,158	122,639
Group 1 Automotive, Inc.	1,655	125,284
Guess?, Inc.	5,560	104,973
Haverty Furniture Cos., Inc.	1,873	40,157
Lumber Liquidators Holdings, Inc.*	2,491	43,244
MarineMax, Inc.*	1,074	19,783
Penske Automotive Group, Inc.	14,000	592,760
Pep Boys-Manny, Moe & Jack*	4,842	89,141
Rent-A-Center, Inc.	4,796	71,796
Sears Hometown and Outlet Stores, Inc.*	63,000	504,000
Shoe Carnival, Inc.	1,365	31,668
Sonic Automotive, Inc., Class A	2,973	67,666
Sportsman’s Warehouse Holdings, Inc.*	883	11,391
Stage Stores, Inc.	2,773	25,262
Stein Mart, Inc.	2,539	17,087
Systemax, Inc.*	991	8,523
Tilly’s, Inc., Class A*	951	6,305
Vitamin Shoppe, Inc.*	2,530	82,731
West Marine, Inc.*	1,593	13,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Zumiez, Inc.*	385	$5,821

		2,832,455

Textiles, Apparel & Luxury Goods (0.5%)
Cherokee, Inc.*	57	983
Columbia Sportswear Co.	787	38,374
Crocs, Inc.*	1,538	15,749
Deckers Outdoor Corp.*	1,275	60,180
Iconix Brand Group, Inc.*	4,497	30,715
Movado Group, Inc.	17,868	459,386
Perry Ellis International, Inc.*	1,063	19,581
Sequential Brands Group, Inc.*	762	6,028
Unifi, Inc.*	1,216	34,230
Vera Bradley, Inc.*	1,961	30,905

		696,131

Total Consumer Discretionary		34,490,958

Consumer Staples (2.5%)
Beverages (0.0%)
Coca-Cola Bottling Co. Consolidated	29	5,292
Craft Brew Alliance, Inc.*	551	4,612
National Beverage Corp.*	36	1,636

		11,540

Food & Staples Retailing (0.3%)
Andersons, Inc.	2,572	81,352
Fairway Group Holdings Corp.*	1,161	766
Ingles Markets, Inc., Class A	885	39,011
Performance Food Group Co.*	654	15,134
Smart & Final Stores, Inc.*	2,212	40,281
SpartanNash Co.	3,404	73,663
SUPERVALU, Inc.*	23,573	159,825
United Natural Foods, Inc.*	339	13,343
Village Super Market, Inc., Class A	620	16,337
Weis Markets, Inc.	955	42,306

		482,018

Food Products (1.1%)
Alico, Inc.	1,497	57,919
Amplify Snack Brands, Inc.*	537	6,186
Arcadia Biosciences, Inc.*	387	1,177
B&G Foods, Inc.	242	8,475
Boulder Brands, Inc.*	366	4,019
Darling Ingredients, Inc.*	14,896	156,706
Dean Foods Co.	4,610	79,062
Diamond Foods, Inc.*	120	4,626
Fresh Del Monte Produce, Inc.	2,982	115,940
John B. Sanfilippo & Son, Inc.	538	29,068
Lancaster Colony Corp.	577	66,620
Landec Corp.*	1,867	22,087
Omega Protein Corp.*	2,002	44,444
Post Holdings, Inc.*	5,518	340,461
Sanderson Farms, Inc.	2,016	156,280
Seaboard Corp.*	22	63,684
Seneca Foods Corp., Class A*	655	18,982
Snyder’s-Lance, Inc.	4,370	149,891
Tootsie Roll Industries, Inc.	1,088	34,370
TreeHouse Foods, Inc.*	3,842	301,443

		1,661,440

Household Products (0.1%)
Central Garden & Pet Co., Class A*	3,411	$46,390
HRG Group, Inc.*	3,969	53,820
Oil-Dri Corp. of America	463	17,052
Orchids Paper Products Co.	595	18,397

		135,659

Personal Products (0.9%)
Elizabeth Arden, Inc.*	2,277	22,542
Inter Parfums, Inc.	55,668	1,326,012
Nature’s Sunshine Products, Inc.	907	9,179
Nutraceutical International Corp.*	731	18,875
Revlon, Inc., Class A*	723	20,128
Synutra International, Inc.*	199	937

		1,397,673

Tobacco (0.1%)
Universal Corp.	2,030	113,842

Total Consumer Staples		3,802,172

Energy (3.0%)
Energy Equipment & Services (0.8%)
Archrock, Inc.	5,951	44,752
Atwood Oceanics, Inc.	5,873	60,081
Basic Energy Services, Inc.*	3,679	9,860
Bristow Group, Inc.	3,143	81,404
C&J Energy Services Ltd.*	4,877	23,215
CARBO Ceramics, Inc.	1,832	31,510
Era Group, Inc.*	1,798	20,048
Exterran Corp.*	3,165	50,790
Fairmount Santrol Holdings, Inc.*	546	1,283
Forum Energy Technologies, Inc.*	5,354	66,711
Geospace Technologies Corp.*	1,138	16,012
Gulfmark Offshore, Inc., Class A*	2,245	10,484
Helix Energy Solutions Group, Inc.*	9,640	50,706
Hornbeck Offshore Services, Inc.*	3,026	30,078
Independence Contract Drilling, Inc.*	1,406	7,100
ION Geophysical Corp.*	10,337	5,201
Key Energy Services, Inc.*	11,673	5,628
Matrix Service Co.*	2,425	49,810
McDermott International, Inc.*	21,598	72,353
Natural Gas Services Group, Inc.*	1,171	26,113
Newpark Resources, Inc.*	7,322	38,660
Nordic American Offshore Ltd.	1,617	8,522
North Atlantic Drilling Ltd.*	607	1,492
Oil States International, Inc.*	4,647	126,631
Parker Drilling Co.*	10,643	19,370
PHI, Inc. (Non-Voting)*	996	16,344
Pioneer Energy Services Corp.*	5,548	12,039
SEACOR Holdings, Inc.*	1,645	86,461
Seventy Seven Energy, Inc.*	4,847	5,089
TerraVest Capital, Inc.	300	1,539
Tesco Corp.	3,336	24,153
TETRA Technologies, Inc.*	7,202	54,159
Tidewater, Inc.	4,062	28,272
Unit Corp.*	4,581	55,888

		1,141,758

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	8,038	$8,520
Adams Resources & Energy, Inc.	183	7,027
Alon USA Energy, Inc.	2,852	42,324
Approach Resources, Inc.*	3,113	5,728
Ardmore Shipping Corp.	1,697	21,586
Bill Barrett Corp.*	4,360	17,135
Bonanza Creek Energy, Inc.*	4,707	24,806
Callon Petroleum Co.*	7,219	60,206
Carrizo Oil & Gas, Inc.*	4,958	146,658
Clayton Williams Energy, Inc.*	509	15,051
Clean Energy Fuels Corp.*	6,149	22,136
Cloud Peak Energy, Inc.*	5,356	11,140
Contango Oil & Gas Co.*	1,523	9,762
Delek U.S. Holdings, Inc.	2,326	57,220
DHT Holdings, Inc.	8,411	68,045
Dorian LPG Ltd.*	2,153	25,341
Earthstone Energy, Inc.*	99	1,318
Eclipse Resources Corp.*	4,147	7,547
Energy Fuels, Inc.*	1,613	4,758
Energy XXI Ltd.	8,256	8,339
Erin Energy Corp.*	985	3,152
EXCO Resources, Inc.*	13,643	16,917
Frontline Ltd.	21,511	64,318
GasLog Ltd.	3,839	31,864
Gastar Exploration, Inc.*	6,987	9,153
Gener8 Maritime, Inc.*	1,492	14,099
Green Plains, Inc.	3,431	78,570
Halcon Resources Corp.*	6,351	8,002
Hallador Energy Co.	716	3,265
Jones Energy, Inc., Class A*	2,480	9,548
Matador Resources Co.*	2,660	52,588
Navios Maritime Acquisition Corp.	7,168	21,576
Nordic American Tankers Ltd.	8,001	124,335
Northern Oil and Gas, Inc.*	5,357	20,678
Oasis Petroleum, Inc.*	12,540	92,420
Pacific Ethanol, Inc.*	2,712	12,963
Panhandle Oil and Gas, Inc., Class A	744	12,023
Par Pacific Holdings, Inc.*	50,722	1,193,996
Parsley Energy, Inc., Class A*	5,344	98,597
PDC Energy, Inc.*	3,587	191,474
Peabody Energy Corp.	1,601	12,296
Penn Virginia Corp.*	6,198	1,862
Renewable Energy Group, Inc.*	4,058	37,699
REX American Resources Corp.*	531	28,711
Rex Energy Corp.*	4,160	4,368
Ring Energy, Inc.*	2,275	16,039
RSP Permian, Inc.*	5,891	143,681
Sanchez Energy Corp.*	4,560	19,654
SandRidge Energy, Inc.*	37,398	7,480
Scorpio Tankers, Inc.	16,078	128,946
Ship Finance International Ltd.	5,288	87,622
Stone Energy Corp.*	4,969	21,317
Synergy Resources Corp.*	8,356	71,193
Teekay Tankers Ltd., Class A	8,587	59,079
TransAtlantic Petroleum Ltd.*	2,180	3,030
Triangle Petroleum Corp.*	4,023	3,098
Ultra Petroleum Corp.*	6,789	16,972
W&T Offshore, Inc.*	3,009	6,951

Westmoreland Coal Co.*	1,546	9,090

		3,303,273

Total Energy		4,445,031

Financials (35.9%)
Banks (8.7%)
1st Source Corp.	1,478	45,626
Access National Corp.	598	12,235
Allegiance Bancshares, Inc.*	309	7,308
American National Bankshares, Inc.	746	19,105
Ameris Bancorp	2,885	98,061
Ames National Corp.	868	21,084
Arrow Financial Corp.	982	26,681
Banc of California, Inc.	3,281	47,968
BancFirst Corp.	661	38,748
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,716	70,426
Bancorp, Inc.*	2,976	18,957
BancorpSouth, Inc.	8,645	207,394
Bank of Marin Bancorp/California	522	27,875
Banner Corp.	1,876	86,033
Bar Harbor Bankshares	562	19,344
BBCN Bancorp, Inc.	7,131	122,796
Berkshire Hills Bancorp, Inc.	2,673	77,811
Blue Hills Bancorp, Inc.	2,565	39,270
BNC Bancorp	2,303	58,450
Boston Private Financial Holdings, Inc.	7,474	84,755
Bridge Bancorp, Inc.	1,341	40,807
Bryn Mawr Bank Corp.	1,612	46,297
BSB Bancorp, Inc./Massachusetts*	688	16,092
C1 Financial, Inc.*	578	13,993
Camden National Corp.	650	28,658
Capital Bank Financial Corp., Class A	1,910	61,082
Capital City Bank Group, Inc.	961	14,751
Cardinal Financial Corp.	2,707	61,584
Cascade Bancorp*	2,759	16,747
Cathay General Bancorp	7,141	223,728
CenterState Banks, Inc.	4,087	63,962
Central Pacific Financial Corp.	2,103	46,308
Century Bancorp, Inc./Massachusetts, Class A	316	13,733
Chemical Financial Corp.	3,013	103,256
Citizens & Northern Corp.	1,035	21,735
City Holding Co.	1,365	62,299
CNB Financial Corp./Pennsylvania	1,223	22,051
CoBiz Financial, Inc.	3,169	42,528
Columbia Banking System, Inc.	5,155	167,589
Community Bank System, Inc.	3,822	152,651
Community Trust Bancorp, Inc.	1,413	49,398
CommunityOne Bancorp*	1,172	15,787
ConnectOne Bancorp, Inc.	2,700	50,463
CU Bancorp*	1,529	38,775
Customers Bancorp, Inc.*	2,415	65,736
CVB Financial Corp.	9,498	160,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Eagle Bancorp, Inc.*	667	$33,663
Enterprise Bancorp, Inc./Massachusetts	652	14,898
Enterprise Financial Services Corp.	1,756	49,783
Equity Bancshares, Inc., Class A*	240	5,614
F.N.B. Corp./Pennsylvania	15,629	208,491
Farmers Capital Bank Corp.*	637	17,269
FCB Financial Holdings, Inc., Class A*	2,506	89,690
Fidelity Southern Corp.	1,583	35,317
Financial Institutions, Inc.	1,290	36,120
First Bancorp, Inc./Maine	906	18,546
First Bancorp/North Carolina	1,736	32,533
First BanCorp/Puerto Rico*	10,721	34,843
First Busey Corp.	2,174	44,850
First Business Financial Services, Inc.	748	18,707
First Citizens BancShares, Inc./North Carolina, Class A	687	177,363
First Commonwealth Financial Corp.	8,066	73,159
First Community Bancshares, Inc./Virginia	1,474	27,461
First Connecticut Bancorp, Inc./Connecticut	1,451	25,262
First Financial Bancorp	5,528	99,891
First Financial Bankshares, Inc.	2,403	72,499
First Financial Corp./Indiana	1,013	34,412
First Interstate BancSystem, Inc., Class A	1,787	51,948
First Merchants Corp.	3,380	85,920
First Midwest Bancorp, Inc./Illinois	6,994	128,899
First NBC Bank Holding Co.*	1,396	52,196
First of Long Island Corp.	1,123	33,690
FirstMerit Corp.	14,830	276,579
Flushing Financial Corp.	2,651	57,368
Franklin Financial Network, Inc.*	486	15,251
Fulton Financial Corp.	15,799	205,545
German American Bancorp, Inc.	1,160	38,651
Glacier Bancorp, Inc.	6,755	179,210
Great Southern Bancorp, Inc.	956	43,269
Great Western Bancorp, Inc.	3,690	107,084
Green Bancorp, Inc.*	1,360	14,253
Guaranty Bancorp	1,305	21,585
Hampton Roads Bankshares, Inc.*	2,998	5,516
Hancock Holding Co.	6,976	175,586
Hanmi Financial Corp.	2,879	68,290
Heartland Financial USA, Inc.	1,686	52,873
Heritage Commerce Corp.	2,218	26,527
Heritage Financial Corp./Washington	2,756	51,923
Heritage Oaks Bancorp	2,100	16,821
Hilltop Holdings, Inc.*	4,386	84,299
Home BancShares, Inc./Arkansas	937	37,967
HomeTrust Bancshares, Inc.*	1,763	35,701
Horizon Bancorp/Indiana	1,042	29,134
IBERIABANK Corp.	3,417	188,174
Independent Bank Corp./Massachusetts	2,337	108,717

Independent Bank Corp./Michigan	2,068	31,496
Independent Bank Group, Inc.	897	28,704
International Bancshares Corp.	4,851	124,671
Investors Bancorp, Inc.	31,161	387,643
Lakeland Bancorp, Inc.	3,445	40,617
Lakeland Financial Corp.	1,488	69,371
LegacyTexas Financial Group, Inc.	4,265	106,710
Live Oak Bancshares, Inc.	357	5,069
MainSource Financial Group, Inc.	1,955	44,730
MB Financial, Inc.	6,719	217,494
Mercantile Bank Corp.	1,487	36,491
Merchants Bancshares, Inc./Vermont	415	13,068
Metro Bancorp, Inc.	1,042	32,698
MidWestOne Financial Group, Inc.	667	20,283
National Bank Holdings Corp., Class A	2,751	58,789
National Bankshares, Inc./Virginia	605	21,502
National Commerce Corp.*	527	13,201
National Penn Bancshares, Inc.	12,523	154,409
NBT Bancorp, Inc.	3,939	109,819
NewBridge Bancorp	3,142	38,270
OFG Bancorp	3,902	28,563
Old National Bancorp/Indiana	10,485	142,177
Old Second Bancorp, Inc.*	2,697	21,144
Opus Bank	954	35,269
Pacific Continental Corp.	1,739	25,876
Pacific Premier Bancorp, Inc.*	1,872	39,780
Park National Corp.	1,162	105,138
Park Sterling Corp.	4,012	29,368
Peapack-Gladstone Financial Corp.	1,439	29,672
Penns Woods Bancorp, Inc.	420	17,833
Peoples Bancorp, Inc./Ohio	1,688	31,802
Peoples Financial Services Corp.	648	24,676
People’s Utah Bancorp	309	5,318
Pinnacle Financial Partners, Inc.	2,968	152,436
Preferred Bank/California	1,070	35,331
PrivateBancorp, Inc.	7,031	288,412
Prosperity Bancshares, Inc.	6,270	300,082
QCR Holdings, Inc.	1,092	26,525
Renasant Corp.	3,345	115,101
Republic Bancorp, Inc./Kentucky, Class A	871	23,003
S&T Bancorp, Inc.	3,115	96,004
Sandy Spring Bancorp, Inc.	2,216	59,743
Seacoast Banking Corp. of Florida*	2,157	32,312
ServisFirst Bancshares, Inc.	1,991	94,632
Sierra Bancorp	1,039	18,338
Simmons First National Corp., Class A	2,668	137,028
South State Corp.	2,043	146,994
Southside Bancshares, Inc.	2,285	54,886
Southwest Bancorp, Inc./Oklahoma	1,678	29,331
State Bank Financial Corp.	3,229	67,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sterling Bancorp/Delaware	10,742	$174,235
Stock Yards Bancorp, Inc.	1,331	50,298
Stonegate Bank	1,018	33,451
Suffolk Bancorp	1,028	29,144
Sun Bancorp, Inc./New Jersey*	890	18,370
Talmer Bancorp, Inc., Class A	4,576	82,871
Texas Capital Bancshares, Inc.*	3,809	188,241
Tompkins Financial Corp.	1,339	75,198
Towne Bank/Virginia	4,069	84,920
TriCo Bancshares	2,070	56,801
TriState Capital Holdings, Inc.*	1,872	26,189
Triumph Bancorp, Inc.*	1,288	21,252
Trustmark Corp.	6,049	139,369
UMB Financial Corp.	3,520	163,856
Umpqua Holdings Corp.	19,731	313,723
Union Bankshares Corp.	4,040	101,970
United Bankshares, Inc./West Virginia	6,199	229,301
United Community Banks, Inc./Georgia	4,784	93,240
Univest Corp. of Pennsylvania	1,793	37,402
Valley National Bancorp	20,810	204,978
Washington Trust Bancorp, Inc.	1,330	52,562
Webster Financial Corp.	8,120	301,983
WesBanco, Inc.	3,439	103,239
West Bancorp, Inc.	1,470	29,032
Westamerica Bancorp	2,295	107,291
Western Alliance Bancorp*	3,745	134,296
Wilshire Bancorp, Inc.	6,350	73,343
Wintrust Financial Corp.	4,238	205,628
Yadkin Financial Corp.	2,273	57,211

		13,033,099

Capital Markets (1.5%)
Actua Corp.*	3,524	40,350
Arlington Asset Investment Corp., Class A	2,009	26,579
Associated Capital Group, Inc., Class A*	5,320	162,260
BGC Partners, Inc., Class A	200	1,962
Calamos Asset Management, Inc., Class A	1,544	14,946
Clarke, Inc.	3,700	26,365
Cowen Group, Inc., Class A*	9,727	37,254
Dundee Corp., Class A*	151,400	501,134
Federated Investors, Inc., Class B	14,600	418,290
GAMCO Investors, Inc., Class A	5,320	165,133
Houlihan Lokey, Inc.	690	18,085
INTL FCStone, Inc.*	962	32,188
Investment Technology Group, Inc.	2,578	43,878
Janus Capital Group, Inc.	12,083	170,249
KCG Holdings, Inc., Class A*	2,780	34,222
Ladenburg Thalmann Financial Services, Inc.*	7,998	22,074
Moelis & Co., Class A	190	5,544
Oppenheimer Holdings, Inc., Class A	899	15,625
Piper Jaffray Cos.*	1,379	55,712
RCS Capital Corp., Class A*	4,248	1,293
Safeguard Scientifics, Inc.*	1,915	27,787

Senvest Capital, Inc.*	1,110	124,341
Stifel Financial Corp.*	6,088	257,888
Virtus Investment Partners, Inc.	582	68,362
Walter Investment Management Corp.*	3,443	48,959

		2,320,480

Consumer Finance (1.3%)
Cash America International, Inc.	2,299	68,855
Emergent Capital, Inc.*	435,300	1,606,257
Encore Capital Group, Inc.*	1,876	54,554
Enova International, Inc.*	294	1,943
EZCORP, Inc., Class A*	4,518	22,545
First Cash Financial Services, Inc.*	182	6,812
Green Dot Corp., Class A*	4,157	68,258
JG Wentworth Co., Class A*	1,329	2,392
Nelnet, Inc., Class A	2,150	72,176
Regional Management Corp.*	869	13,443
World Acceptance Corp.*	236	8,756

		1,925,991

Diversified Financial Services (6.2%)
FNFV Group*	7,259	81,518
GAIN Capital Holdings, Inc.	2,315	18,775
Marlin Business Services Corp.	760	12,205
NewStar Financial, Inc.*	2,115	18,993
Onex Corp.	50,100	3,082,152
PICO Holdings, Inc.*	2,016	20,805
Resource America, Inc., Class A	1,222	7,491
Texas Pacific Land Trust	45,500	5,956,860
Tiptree Financial, Inc., Class A	2,827	17,358

		9,216,157

Insurance (3.4%)
Ambac Financial Group, Inc.*	3,467	48,850
American Equity Investment Life Holding Co.	6,836	164,269
AMERISAFE, Inc.	1,711	87,090
AmTrust Financial Services, Inc.	8,550	526,509
Argo Group International Holdings Ltd.	2,509	150,139
Atlas Financial Holdings, Inc.*	574	11,423
Baldwin & Lyons, Inc., Class B	831	19,969
Citizens, Inc./Texas*	4,543	33,754
CNO Financial Group, Inc.	16,718	319,147
Crawford & Co., Class B	1,743	9,255
Donegal Group, Inc., Class A	752	10,588
EMC Insurance Group, Inc.	673	17,027
Employers Holdings, Inc.	1,100	30,030
Enstar Group Ltd.*	816	122,433
FBL Financial Group, Inc., Class A	872	55,494
Federated National Holding Co.	1,292	38,191
Fidelity & Guaranty Life	1,051	26,664
First American Financial Corp.	9,709	348,553
Global Indemnity plc*	737	21,388
Greenlight Capital Reinsurance Ltd., Class A*	51,664	966,633
Hallmark Financial Services, Inc.*	1,255	14,671
HCI Group, Inc.	656	22,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Heritage Insurance Holdings, Inc.	788	$17,194
Horace Mann Educators Corp.	3,711	123,131
Independence Holding Co.	621	8,601
Infinity Property & Casualty Corp.	976	80,256
James River Group Holdings Ltd.	1,009	33,842
Kemper Corp.	3,912	145,722
Maiden Holdings Ltd.	4,027	60,043
MBIA, Inc.*	12,374	80,184
National General Holdings Corp.	2,946	64,400
National Interstate Corp.	542	14,471
National Western Life Group, Inc., Class A	205	51,648
Navigators Group, Inc.*	958	82,187
OneBeacon Insurance Group Ltd., Class A	1,991	24,708
Primerica, Inc.	4,363	206,064
RLI Corp.	3,718	229,586
Safety Insurance Group, Inc.	1,352	76,226
Selective Insurance Group, Inc.	4,888	164,139
State Auto Financial Corp.	1,391	28,641
State National Cos., Inc.	2,712	26,605
Stewart Information Services Corp.	1,995	74,473
Symetra Financial Corp.	6,733	213,907
Third Point Reinsurance Ltd.*	7,130	95,613
United Fire Group, Inc.	1,826	69,954
United Insurance Holdings Corp.	1,587	27,138

		5,043,672

Real Estate Investment Trusts (REITs) (7.9%)
Acadia Realty Trust (REIT)	6,170	204,535
AG Mortgage Investment Trust, Inc. (REIT)	2,718	34,899
Agree Realty Corp. (REIT)	1,894	64,377
Alexander’s, Inc. (REIT)	17	6,530
Altisource Residential Corp. (REIT)	5,294	65,698
American Assets Trust, Inc. (REIT)	365	13,998
American Capital Mortgage Investment Corp. (REIT)	4,684	65,389
American Residential Properties, Inc. (REIT)	3,020	57,078
Anworth Mortgage Asset Corp. (REIT)	9,831	42,765
Apollo Commercial Real Estate Finance, Inc. (REIT)	5,272	90,837
Apollo Residential Mortgage, Inc. (REIT)	2,796	33,412
Ares Commercial Real Estate Corp. (REIT)	2,455	28,085
Armada Hoffler Properties, Inc. (REIT)	2,823	29,585
ARMOUR Residential REIT, Inc. (REIT)	3,698	80,474
Ashford Hospitality Prime, Inc. (REIT)	2,486	36,047
Ashford Hospitality Trust, Inc. (REIT)	7,700	48,587

Bluerock Residential Growth REIT, Inc. (REIT)	1,873	22,195
Campus Crest Communities, Inc. (REIT)*	5,732	38,978
Capstead Mortgage Corp. (REIT)	8,759	76,554
CatchMark Timber Trust, Inc. (REIT), Class A	3,740	42,299
Cedar Realty Trust, Inc. (REIT)	7,842	55,521
Chatham Lodging Trust (REIT)	3,325	68,096
Chesapeake Lodging Trust (REIT)	5,398	135,814
Colony Capital, Inc. (REIT), Class A	10,063	196,027
CorEnergy Infrastructure Trust, Inc. (REIT)	1,194	17,716
Cousins Properties, Inc. (REIT)	19,583	184,668
CubeSmart (REIT)	3,225	98,749
CyrusOne, Inc. (REIT)	518	19,399
CYS Investments, Inc. (REIT)	14,239	101,524
DCT Industrial Trust, Inc. (REIT)	7,983	298,325
DiamondRock Hospitality Co. (REIT)	18,117	174,829
DuPont Fabros Technology, Inc. (REIT)	3,685	117,146
Dynex Capital, Inc. (REIT)	5,013	31,833
EastGroup Properties, Inc. (REIT)	2,318	128,904
Education Realty Trust, Inc. (REIT)	5,094	192,961
EPR Properties (REIT)	5,114	298,913
Equity LifeStyle Properties, Inc. (REIT)	7,000	466,690
Equity One, Inc. (REIT)	5,994	162,737
FelCor Lodging Trust, Inc. (REIT)	13,033	95,141
First Industrial Realty Trust, Inc. (REIT)	9,956	220,326
First Potomac Realty Trust (REIT)	5,390	61,446
Franklin Street Properties Corp. (REIT)	8,170	84,559
Geo Group, Inc. (REIT)	6,698	193,639
Getty Realty Corp. (REIT)	2,287	39,222
Gladstone Commercial Corp. (REIT)	2,106	30,727
Government Properties Income Trust (REIT)	6,180	98,077
Gramercy Property Trust (REIT)	36,414	281,117
Great Ajax Corp. (REIT)	384	4,654
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,461	65,482
Hatteras Financial Corp. (REIT)	8,713	114,576
Healthcare Realty Trust, Inc. (REIT)	9,018	255,390
Hersha Hospitality Trust (REIT)	4,191	91,196
Highwoods Properties, Inc. (REIT)	8,426	367,374
Hudson Pacific Properties, Inc. (REIT)	6,711	188,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Independence Realty Trust, Inc. (REIT)	3,119	$23,424
InfraREIT, Inc. (REIT)	2,022	37,407
Inland Real Estate Corp. (REIT)	5,315	56,445
Invesco Mortgage Capital, Inc. (REIT)	11,111	137,665
Investors Real Estate Trust (REIT)	11,126	77,326
iStar, Inc. (REIT)*	7,770	91,142
Kite Realty Group Trust (REIT)	7,533	195,331
Ladder Capital Corp. (REIT)	3,391	42,116
LaSalle Hotel Properties (REIT)	10,164	255,726
Lexington Realty Trust (REIT)	18,534	148,272
LTC Properties, Inc. (REIT)	3,011	129,895
Mack-Cali Realty Corp. (REIT)	8,025	187,384
Medical Properties Trust, Inc. (REIT)	21,028	242,032
Monmouth Real Estate Investment Corp. (REIT)	5,785	60,511
Monogram Residential Trust, Inc. (REIT)	15,043	146,820
National Health Investors, Inc. (REIT)	2,226	135,497
National Storage Affiliates Trust (REIT)	118	2,021
New Residential Investment Corp. (REIT)	20,694	251,639
New Senior Investment Group, Inc. (REIT)	7,921	78,101
New York Mortgage Trust, Inc. (REIT)	10,112	53,897
New York REIT, Inc. (REIT)	14,646	168,429
NexPoint Residential Trust, Inc. (REIT)	1,845	24,151
One Liberty Properties, Inc. (REIT)	1,111	23,842
Orchid Island Capital, Inc. (REIT)	1,949	19,354
Parkway Properties, Inc. (REIT)	7,691	120,210
Pebblebrook Hotel Trust (REIT)	6,478	181,514
Pennsylvania Real Estate Investment Trust (REIT)	6,264	136,994
PennyMac Mortgage Investment Trust (REIT)‡	4,210	64,245
Physicians Realty Trust (REIT)	7,807	131,626
Potlatch Corp. (REIT)	990	29,938
Preferred Apartment Communities, Inc. (REIT), Class A	2,100	27,468
PS Business Parks, Inc. (REIT)	1,562	136,566
QTS Realty Trust, Inc. (REIT), Class A	139	6,270
RAIT Financial Trust (REIT)	8,141	21,981
Ramco-Gershenson Properties Trust (REIT)	7,187	119,376
Redwood Trust, Inc. (REIT)	7,665	101,178
Resource Capital Corp. (REIT)	2,919	37,246
Retail Opportunity Investments Corp. (REIT)	8,922	159,704
Rexford Industrial Realty, Inc. (REIT)	5,098	83,403
RLJ Lodging Trust (REIT)	7,567	163,674

Rouse Properties, Inc. (REIT)	3,370	49,067
Sabra Health Care REIT, Inc. (REIT)	5,019	101,534
Saul Centers, Inc. (REIT)	157	8,049
Select Income REIT (REIT)	5,402	107,068
Silver Bay Realty Trust Corp. (REIT)	3,406	53,338
Sovran Self Storage, Inc. (REIT)	430	46,143
STAG Industrial, Inc. (REIT)	5,902	108,892
STORE Capital Corp. (REIT)	3,644	84,541
Summit Hotel Properties, Inc. (REIT)	7,853	93,843
Sun Communities, Inc. (REIT)	3,810	261,099
Sunstone Hotel Investors, Inc. (REIT)	18,785	234,625
Terreno Realty Corp. (REIT)	3,921	88,693
UMH Properties, Inc. (REIT)	2,287	23,144
United Development Funding IV (REIT)	2,911	32,021
Urstadt Biddle Properties, Inc. (REIT), Class A	2,130	40,981
Washington Real Estate Investment Trust (REIT)	6,157	166,608
Western Asset Mortgage Capital Corp. (REIT)	3,926	40,124
Whitestone REIT (REIT)	2,577	30,950
Xenia Hotels & Resorts, Inc. (REIT)	10,075	154,450

		11,858,938

Real Estate Management & Development (5.1%)
Alexander & Baldwin, Inc.	4,406	155,576
Altisource Asset Management Corp.*	15	257
AV Homes, Inc.*	1,042	13,348
Consolidated-Tomoka Land Co.	670	35,316
Dream Unlimited Corp.*	361,100	1,907,402
Forestar Group, Inc.*	2,923	31,978
FRP Holdings, Inc.*	600	20,364
Howard Hughes Corp.*	45,000	5,092,200
Kennedy-Wilson Holdings, Inc.	7,546	181,708
RE/MAX Holdings, Inc., Class A	1,034	38,568
RMR Group, Inc., Class A*	625	9,011
St. Joe Co.*	4,732	87,589
Tejon Ranch Co.*	1,603	30,698

		7,604,015

Thrifts & Mortgage Finance (1.8%)
Anchor BanCorp Wisconsin, Inc.*	725	31,552
Astoria Financial Corp.	8,089	128,211
Bank Mutual Corp.	4,279	33,376
BankFinancial Corp.	1,641	20,726
BBX Capital Corp., Class A*	245	3,834
Bear State Financial, Inc.*	1,133	12,270
Beneficial Bancorp, Inc.*	7,437	99,061
Brookline Bancorp, Inc.	6,302	72,473
Capitol Federal Financial, Inc.	12,579	157,992
Charter Financial Corp./Maryland	1,527	20,172
Clifton Bancorp, Inc.	2,364	33,900
Dime Community Bancshares, Inc.	2,830	49,497
EverBank Financial Corp.	8,696	138,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Federal Agricultural Mortgage Corp., Class C	911	$28,760
First Defiance Financial Corp.	812	30,677
Flagstar Bancorp, Inc.*	1,795	41,482
Fox Chase Bancorp, Inc.	1,048	21,264
Hingham Institution for Savings	129	15,454
HomeStreet, Inc.*	1,329	28,853
Impac Mortgage Holdings, Inc.*	55	990
Kearny Financial Corp.	8,405	106,491
Meridian Bancorp, Inc.	4,214	59,417
Meta Financial Group, Inc.	684	31,416
MGIC Investment Corp.*	16,891	149,148
Nationstar Mortgage Holdings, Inc.*	3,598	48,105
NMI Holdings, Inc., Class A*	4,689	31,745
Northfield Bancorp, Inc.	4,225	67,262
Northwest Bancshares, Inc.	9,076	121,528
OceanFirst Financial Corp.	1,187	23,776
Ocwen Financial Corp.*	9,799	68,299
Oritani Financial Corp.	3,943	65,060
PennyMac Financial Services, Inc., Class A*‡	468	7,189
PHH Corp.*	4,513	73,111
Provident Financial Services, Inc.	5,881	118,502
Radian Group, Inc.	17,220	230,576
Stonegate Mortgage Corp.*	1,081	5,891
Territorial Bancorp, Inc.	765	21,221
TrustCo Bank Corp.	8,583	52,700
United Community Financial Corp./Ohio	4,336	25,582
United Financial Bancorp, Inc.	3,665	47,205
Walker & Dunlop, Inc.*	1,246	35,897
Washington Federal, Inc.	8,477	202,007
Waterstone Financial, Inc.	2,358	33,248
WSFS Financial Corp.	2,609	84,427

		2,679,309

Total Financials		53,681,661

Health Care (2.3%)
Biotechnology (0.3%)
ACADIA Pharmaceuticals, Inc.*	530	18,895
Acorda Therapeutics, Inc.*	325	13,904
Adamas Pharmaceuticals, Inc.*	895	25,346
Agenus, Inc.*	1,319	5,988
Aimmune Therapeutics, Inc.*	101	1,863
Akebia Therapeutics, Inc.*	2,416	31,215
Array BioPharma, Inc.*	2,255	9,516
Arrowhead Research Corp.*	2,319	14,262
Axovant Sciences Ltd.*	147	2,650
BioCryst Pharmaceuticals, Inc.*	1,227	12,663
Calithera Biosciences, Inc.*	946	7,246
Celldex Therapeutics, Inc.*	784	12,293
Chiasma, Inc.*	116	2,270
Cytokinetics, Inc.*	1,485	15,533
CytomX Therapeutics, Inc.*	126	2,630
Emergent BioSolutions, Inc.*	781	31,248
Geron Corp.*	804	3,891
Global Blood Therapeutics, Inc.*	63	2,037
Idera Pharmaceuticals, Inc.*	614	1,897
Ignyta, Inc.*	725	9,715
Immunomedics, Inc.*	686	2,106

Inovio Pharmaceuticals, Inc.*	620	4,166
Lexicon Pharmaceuticals, Inc.*	2,304	30,666
Loxo Oncology, Inc.*	838	23,841
Merrimack Pharmaceuticals, Inc.*	482	3,808
Navidea Biopharmaceuticals, Inc.*	2,844	3,783
Ocata Therapeutics, Inc.*	353	2,972
Osiris Therapeutics, Inc.	148	1,536
PDL BioPharma, Inc.	15,151	53,635
Peregrine Pharmaceuticals, Inc.*	1,330	1,556
REGENXBIO, Inc.*	119	1,975
Rigel Pharmaceuticals, Inc.*	1,751	5,306
Seres Therapeutics, Inc.*	56	1,965
Spectrum Pharmaceuticals, Inc.*	4,294	25,893
Stemline Therapeutics, Inc.*	1,108	6,992
Threshold Pharmaceuticals, Inc.*	319	153
Tokai Pharmaceuticals, Inc.*	476	4,151
Vanda Pharmaceuticals, Inc.*	717	6,675
Verastem, Inc.*	2,401	4,466
Versartis, Inc.*	1,783	22,091
Voyager Therapeutics, Inc.*	110	2,409
XOMA Corp.*	1,363	1,813

		437,020

Health Care Equipment & Supplies (0.9%)
Analogic Corp.	1,020	84,252
AngioDynamics, Inc.*	2,202	26,732
Anika Therapeutics, Inc.*	269	10,265
AtriCure, Inc.*	577	12,948
Cardiovascular Systems, Inc.*	138	2,087
Cerus Corp.*	1,233	7,793
ConforMIS, Inc.*	188	3,251
CONMED Corp.	2,487	109,552
CryoLife, Inc.	2,235	24,093
Cutera, Inc.*	374	4,783
Cynosure, Inc., Class A*	167	7,460
Entellus Medical, Inc.*	77	1,298
Exactech, Inc.*	890	16,154
Glaukos Corp.*	87	2,148
Greatbatch, Inc.*	2,295	120,488
Haemonetics Corp.*	2,442	78,730
Halyard Health, Inc.*	4,202	140,389
ICU Medical, Inc.*	459	51,766
Integra LifeSciences Holdings Corp.*	1,420	96,248
Invacare Corp.	2,941	51,144
LeMaitre Vascular, Inc.	716	12,351
LivaNova plc*	1,201	71,303
Meridian Bioscience, Inc.	667	13,687
Merit Medical Systems, Inc.*	3,970	73,802
Novocure Ltd.*	148	3,309
OraSure Technologies, Inc.*	4,517	29,089
Orthofix International N.V.*	1,694	66,422
Oxford Immunotec Global plc*	74	851
Penumbra, Inc.*	79	4,251
Quidel Corp.*	1,569	33,263
Rockwell Medical, Inc.*	475	4,864
RTI Surgical, Inc.*	791	3,140
SeaSpine Holdings Corp.*	412	7,078
SurModics, Inc.*	909	18,425
TransEnterix, Inc.*	3,323	8,241
Unilife Corp.*	1,673	828

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Wright Medical Group N.V.*	3,871	$93,601

		1,296,086

Health Care Providers & Services (0.8%)
Aceto Corp.	333	8,984
Addus HomeCare Corp.*	501	11,663
Alliance HealthCare Services, Inc.*	308	2,828
Almost Family, Inc.*	623	23,817
Amedisys, Inc.*	505	19,857
Amsurg Corp.*	3,652	277,552
BioScrip, Inc.*	5,984	10,472
Cross Country Healthcare, Inc.*	1,078	17,668
Ensign Group, Inc.	314	7,106
Five Star Quality Care, Inc.*	3,796	12,071
Genesis Healthcare, Inc.*	1,587	5,507
Hanger, Inc.*	3,209	52,788
Healthways, Inc.*	2,856	36,757
Kindred Healthcare, Inc.	7,539	89,790
LHC Group, Inc.*	1,107	50,136
Magellan Health, Inc.*	2,247	138,550
National HealthCare Corp.	912	56,270
National Research Corp., Class A	159	2,550
Owens & Minor, Inc.	5,669	203,971
PharMerica Corp.*	2,728	95,480
Select Medical Holdings Corp.	585	6,967
Surgery Partners, Inc.*	609	12,478
Surgical Care Affiliates, Inc.*	94	3,742
Teladoc, Inc.*	260	4,670
Triple-S Management Corp., Class B*	2,195	52,483
Trupanion, Inc.*	269	2,626
Universal American Corp.	4,611	32,277

		1,239,060

Health Care Technology (0.0%)
Evolent Health, Inc., Class A*	392	4,747
MedAssets, Inc.*	351	10,860
Vocera Communications, Inc.*	744	9,077

		24,684

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	5,134	51,802
Harvard Bioscience, Inc.*	2,698	9,362
Luminex Corp.*	3,675	78,608

		139,772

Pharmaceuticals (0.2%)
Aclaris Therapeutics, Inc.*	102	2,748
Amphastar Pharmaceuticals, Inc.*	908	12,921
Aratana Therapeutics, Inc.*	237	1,323
Assembly Biosciences, Inc.*	67	503
Dermira, Inc.*	917	31,737
Endocyte, Inc.*	3,217	12,900
Medicines Co.*	5,366	200,366
Omeros Corp.*	241	3,791
Theravance Biopharma, Inc.*	2,619	42,925
Theravance, Inc.	938	9,887

		319,101

Total Health Care		3,455,723

Industrials (9.2%)
Aerospace & Defense (1.1%)
AAR Corp.	3,196	84,023
Aerojet Rocketdyne Holdings, Inc.*	2,998	46,949
Aerovironment, Inc.*	1,783	52,545
American Science & Engineering, Inc.	635	26,276
Cubic Corp.	1,951	92,185
Curtiss-Wright Corp.	4,011	274,753
DigitalGlobe, Inc.*	6,534	102,322
Ducommun, Inc.*	949	15,393
Engility Holdings, Inc.	1,627	52,845
Esterline Technologies Corp.*	2,648	214,488
KEYW Holding Corp.*	2,916	17,554
KLX, Inc.*	4,739	145,914
Kratos Defense & Security Solutions, Inc.*	3,967	16,265
Moog, Inc., Class A*	2,994	181,436
National Presto Industries, Inc.	422	34,967
Sparton Corp.*	342	6,837
Teledyne Technologies, Inc.*	2,353	208,711
Vectrus, Inc.*	86	1,797

		1,575,260

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	4,843	48,817
Atlas Air Worldwide Holdings, Inc.*	2,252	93,098
Hub Group, Inc., Class A*	264	8,699
UTi Worldwide, Inc.*	8,372	58,855
XPO Logistics, Inc.*	1,161	31,637

		241,106

Airlines (0.1%)
Republic Airways Holdings, Inc.*	4,399	17,288
SkyWest, Inc.	4,637	88,196
Virgin America, Inc.*	143	5,149

		110,633

Building Products (0.3%)
Gibraltar Industries, Inc.*	2,775	70,596
Griffon Corp.	2,270	40,406
Insteel Industries, Inc.	138	2,887
Quanex Building Products Corp.	2,835	59,110
Simpson Manufacturing Co., Inc.	3,467	118,398
Universal Forest Products, Inc.	1,806	123,476

		414,873

Commercial Services & Supplies (1.0%)
ABM Industries, Inc.	5,031	143,233
ACCO Brands Corp.*	9,943	70,894
Brady Corp., Class A	4,299	98,791
Casella Waste Systems, Inc., Class A*	2,775	16,594
CECO Environmental Corp.	2,206	16,942
Civeo Corp.*	9,281	13,179
Deluxe Corp.	2,034	110,934
Ennis, Inc.	2,356	45,353
Essendant, Inc.	3,461	112,517
G&K Services, Inc., Class A	479	30,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Heritage-Crystal Clean, Inc.*	979	$10,377
InnerWorkings, Inc.*	1,981	14,857
Kimball International, Inc., Class B	1,878	18,348
Matthews International Corp., Class A	2,796	149,446
McGrath RentCorp	2,177	54,839
Mobile Mini, Inc.	3,731	116,146
MSA Safety, Inc.	955	41,514
NL Industries, Inc.*	576	1,751
Quad/Graphics, Inc.	2,487	23,129
SP Plus Corp.*	83	1,984
Tetra Tech, Inc.	5,421	141,054
TRC Cos., Inc.*	1,434	13,265
UniFirst Corp.	1,335	139,107
Viad Corp.	1,861	52,536
West Corp.	4,073	87,855

		1,524,774

Construction & Engineering (0.5%)
Aegion Corp.*	3,307	63,858
Ameresco, Inc., Class A*	1,767	11,044
Argan, Inc.	138	4,471
Comfort Systems USA, Inc.	209	5,940
EMCOR Group, Inc.	5,619	269,937
Furmanite Corp.*	447	2,977
Granite Construction, Inc.	3,539	151,859
Great Lakes Dredge & Dock Corp.*	4,805	19,028
HC2 Holdings, Inc.*	1,068	5,650
MasTec, Inc.*	6,030	104,801
MYR Group, Inc.*	1,820	37,510
Northwest Pipe Co.*	839	9,388
Orion Marine Group, Inc.*	2,463	10,271
Primoris Services Corp.	1,048	23,087
Tutor Perini Corp.*	3,428	57,385

		777,206

Electrical Equipment (0.2%)
Encore Wire Corp.	408	15,133
EnerSys, Inc.	2,915	163,036
Franklin Electric Co., Inc.	303	8,190
FuelCell Energy, Inc.*	1,271	6,306
General Cable Corp.	371	4,983
LSI Industries, Inc.	2,014	24,551
Plug Power, Inc.*	6,181	13,042
Powell Industries, Inc.	790	20,564
PowerSecure International, Inc.*	1,604	24,140
Preformed Line Products Co.	224	9,430
Sunrun, Inc.*	1,351	15,901
Thermon Group Holdings, Inc.*	2,533	42,858
Vicor Corp.*	192	1,751

		349,885

Industrial Conglomerates (3.2%)
Icahn Enterprises LP	77,138	4,728,560
Raven Industries, Inc.	3,017	47,065

		4,775,625

Machinery (1.3%)
Accuride Corp.*	205	340
Actuant Corp., Class A	5,372	128,713

Alamo Group, Inc.	875	45,587
Albany International Corp., Class A	2,190	80,044
Altra Industrial Motion Corp.	433	10,860
American Railcar Industries, Inc.	599	27,722
Astec Industries, Inc.	1,699	69,149
Barnes Group, Inc.	4,907	173,659
Briggs & Stratton Corp.	4,047	70,013
Chart Industries, Inc.*	2,782	49,965
CIRCOR International, Inc.	1,557	65,628
CLARCOR, Inc.	244	12,122
Colfax Corp.*	12,000	280,200
Columbus McKinnon Corp.	1,837	34,719
Douglas Dynamics, Inc.	1,525	32,132
EnPro Industries, Inc.	849	37,220
ESCO Technologies, Inc.	2,354	85,074
ExOne Co.*	897	9,006
Federal Signal Corp.	5,609	88,903
FreightCar America, Inc.	549	10,667
Global Brass & Copper Holdings, Inc.	205	4,366
Gorman-Rupp Co.	1,333	35,631
Graham Corp.	851	14,314
Hurco Cos., Inc.	573	15,219
Hyster-Yale Materials Handling, Inc.	628	32,939
Kadant, Inc.	855	34,722
L.B. Foster Co., Class A	905	12,362
Lindsay Corp.	161	11,656
Lydall, Inc.*	1,041	36,935
Meritor, Inc.*	4,047	33,792
Milacron Holdings Corp.*	818	10,233
Miller Industries, Inc.	918	19,994
Mueller Industries, Inc.	1,685	45,664
Navistar International Corp.*	4,409	38,976
Standex International Corp.	297	24,696
Tennant Co.	104	5,851
Titan International, Inc.	3,556	14,011
TriMas Corp.*	3,837	71,560
Twin Disc, Inc.	697	7,332
Watts Water Technologies, Inc., Class A	2,532	125,764
Woodward, Inc.	1,811	89,934

		1,997,674

Marine (0.0%)
Eagle Bulk Shipping, Inc.*	1,850	6,512
Golden Ocean Group Ltd.*	5,867	6,278
Matson, Inc.	294	12,533
Navios Maritime Holdings, Inc.	7,102	12,428
Safe Bulkers, Inc.	3,370	2,730
Scorpio Bulkers, Inc.*	2,600	25,714
Ultrapetrol Bahamas Ltd.*	1,820	191

		66,386

Professional Services (0.5%)
Acacia Research Corp.	4,867	20,879
CBIZ, Inc.*	4,626	45,612
CDI Corp.	1,231	8,322
CRA International, Inc.*	839	15,647
Exponent, Inc.	151	7,542
Franklin Covey Co.*	930	15,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

FTI Consulting, Inc.*	3,466	$120,132
Heidrick & Struggles International, Inc.	1,595	43,416
Hill International, Inc.*	3,804	14,760
Huron Consulting Group, Inc.*	1,846	109,652
ICF International, Inc.*	1,798	63,937
Kelly Services, Inc., Class A	2,736	44,186
Korn/Ferry International	2,059	68,318
Mistras Group, Inc.*	658	12,561
Navigant Consulting, Inc.*	4,415	70,905
Pendrell Corp.*	14,504	7,268
Resources Connection, Inc.	2,857	46,683
RPX Corp.*	4,370	48,070
TriNet Group, Inc.*	290	5,612
Volt Information Sciences, Inc.*	256	2,084
VSE Corp.	377	23,442

		794,596

Road & Rail (0.1%)
ArcBest Corp.	1,613	34,502
Celadon Group, Inc.	766	7,576
Covenant Transportation Group, Inc., Class A*	37	699
Marten Transport Ltd.	1,953	34,568
Roadrunner Transportation Systems, Inc.*	1,476	13,919
Universal Truckload Services, Inc.	212	2,976
USA Truck, Inc.*	542	9,458
Werner Enterprises, Inc.	3,036	71,012
YRC Worldwide, Inc.*	2,286	32,415

		207,125

Trading Companies & Distributors (0.6%)
Aircastle Ltd.	5,608	117,151
Applied Industrial Technologies, Inc.	2,178	88,187
Beacon Roofing Supply, Inc.*	3,351	137,994
CAI International, Inc.*	1,498	15,100
DXP Enterprises, Inc.*	751	17,123
Kaman Corp.	2,246	91,659
Lawson Products, Inc.*	116	2,709
MRC Global, Inc.*	9,267	119,544
Neff Corp., Class A*	591	4,527
Real Industry, Inc.*	4,954	39,781
Rush Enterprises, Inc., Class A*	3,207	70,201
TAL International Group, Inc.*	3,033	48,225
Textainer Group Holdings Ltd.	2,058	29,038
Titan Machinery, Inc.*	1,481	16,187
Univar, Inc.*	1,882	32,013
Veritiv Corp.*	718	26,006

		855,445

Transportation Infrastructure (0.1%)
Wesco Aircraft Holdings, Inc.*	5,567	66,637

Total Industrials		13,757,225

Information Technology (6.4%)
Communications Equipment (1.7%)
ADTRAN, Inc.	4,529	77,989
Applied Optoelectronics, Inc.*	237	4,067
Bel Fuse, Inc., Class B	906	15,665
Black Box Corp.	1,339	12,761

Calix, Inc.*	3,877	$30,512
Comtech Telecommunications Corp.	1,411	28,347
Digi International, Inc.*	2,178	24,785
EchoStar Corp., Class A*	36,000	1,407,960
Emcore Corp.*	1,586	9,722
Extreme Networks, Inc.*	8,438	34,427
Finisar Corp.*	9,357	136,051
Harmonic, Inc.*	6,489	26,410
InterDigital, Inc.	318	15,595
Ixia*	508	6,314
KVH Industries, Inc.*	314	2,958
NETGEAR, Inc.*	2,890	121,120
NetScout Systems, Inc.*	3,991	122,524
Novatel Wireless, Inc.*	334	558
Oclaro, Inc.*	8,505	29,597
Polycom, Inc.*	12,134	152,767
ShoreTel, Inc.*	4,600	40,710
Sonus Networks, Inc.*	4,590	32,727
Ubiquiti Networks, Inc.*	162	5,134
ViaSat, Inc.*	3,423	208,837

		2,547,537

Electronic Equipment, Instruments & Components (1.7%)
Agilysys, Inc.*	1,302	13,007
Anixter International, Inc.*	2,567	155,021
AVX Corp.	4,152	50,405
Benchmark Electronics, Inc.*	4,731	97,790
Checkpoint Systems, Inc.	3,672	23,023
Coherent, Inc.*	1,954	127,225
Control4 Corp.*	1,790	13,013
CTS Corp.	3,009	53,079
Daktronics, Inc.	2,888	25,183
DTS, Inc.*	188	4,245
Electro Rent Corp.	1,415	13,018
ePlus, Inc.*	477	44,485
Fabrinet*	3,192	76,033
FARO Technologies, Inc.*	1,238	36,546
GSI Group, Inc.*	3,132	42,658
II-VI, Inc.*	4,718	87,566
Insight Enterprises, Inc.*	3,481	87,443
Itron, Inc.*	3,466	125,400
Kimball Electronics, Inc.*	2,511	27,596
Knowles Corp.*	7,874	104,960
Littelfuse, Inc.	267	28,572
Mercury Systems, Inc.*	3,092	56,769
Multi-Fineline Electronix, Inc.*	761	15,738
Newport Corp.*	2,433	38,612
OSI Systems, Inc.*	1,322	117,209
Park Electrochemical Corp.	1,786	26,897
PC Connection, Inc.	992	22,459
Plexus Corp.*	1,890	65,999
Rofin-Sinar Technologies, Inc.*	2,246	60,148
Rogers Corp.*	1,157	59,667
Sanmina Corp.*	6,999	144,039
ScanSource, Inc.*	2,412	77,715
SYNNEX Corp.	2,574	231,480
Tech Data Corp.*	3,289	218,324
TTM Technologies, Inc.*	5,134	33,422
Vishay Intertechnology, Inc.	12,187	146,853
Vishay Precision Group, Inc.*	1,114	12,610

		2,564,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (0.3%)
Alarm.com Holdings, Inc.*	198	$3,303
Amber Road, Inc.*	176	896
Appfolio, Inc., Class A*	123	1,796
Bankrate, Inc.*	6,042	80,359
Bazaarvoice, Inc.*	2,866	12,553
Blucora, Inc.*	3,786	37,103
Brightcove, Inc.*	150	930
Care.com, Inc.*	1,408	10,081
DHI Group, Inc.*	2,494	22,870
Everyday Health, Inc.*	149	897
Instructure, Inc.*	350	7,287
Intralinks Holdings, Inc.*	1,613	14,630
Limelight Networks, Inc.*	5,282	7,712
Liquidity Services, Inc.*	2,104	13,676
Marchex, Inc., Class B	2,900	11,281
Marin Software, Inc.*	2,229	7,980
MINDBODY, Inc., Class A*	129	1,952
Monster Worldwide, Inc.*	8,331	47,737
QuinStreet, Inc.*	3,095	13,277
RealNetworks, Inc.*	1,894	8,049
Reis, Inc.	280	6,644
RetailMeNot, Inc.*	3,364	33,371
Rocket Fuel, Inc.*	2,282	7,964
SciQuest, Inc.*	1,056	13,696
TechTarget, Inc.*	1,229	9,869
United Online, Inc.*	1,239	14,608
Xactly Corp.*	316	2,695

		393,216

IT Services (0.6%)
6D Global Technologies, Inc.*†	798	1,742
Acxiom Corp.*	7,060	147,695
CACI International, Inc., Class A*	2,184	202,632
Cass Information Systems, Inc.	484	24,907
Ciber, Inc.*	6,887	24,173
Convergys Corp.	8,920	222,019
Datalink Corp.*	1,684	11,451
Everi Holdings, Inc.*	5,729	25,150
ExlService Holdings, Inc.*	242	10,873
ManTech International Corp., Class A	2,241	67,768
ModusLink Global Solutions, Inc.*	3,259	8,082
MoneyGram International, Inc.*	2,542	15,938
NeuStar, Inc., Class A*	381	9,133
Perficient, Inc.*	997	17,069
PFSweb, Inc.*	60	772
ServiceSource International, Inc.*	2,171	10,008
Sykes Enterprises, Inc.*	3,543	109,054
TeleTech Holdings, Inc.	673	18,783
Travelport Worldwide Ltd.	2,860	36,894
Unisys Corp.*	1,649	18,221

		982,364

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Energy Industries, Inc.*	1,690	47,709
Advanced Micro Devices, Inc.*	32,192	92,391
Alpha & Omega Semiconductor Ltd.*	1,790	16,450

Amkor Technology, Inc.*	8,907	54,154
Applied Micro Circuits Corp.*	5,441	34,659
Axcelis Technologies, Inc.*	9,839	25,483
Brooks Automation, Inc.	6,065	64,774
Cabot Microelectronics Corp.*	333	14,579
Cascade Microtech, Inc.*	259	4,209
CEVA, Inc.*	977	22,823
Cohu, Inc.	2,251	27,169
Diodes, Inc.*	3,378	77,626
DSP Group, Inc.*	1,963	18,531
Entegris, Inc.*	5,235	69,468
Exar Corp.*	2,897	17,759
Fairchild Semiconductor International, Inc.*	10,445	216,316
FormFactor, Inc.*	2,692	24,228
Intersil Corp., Class A	11,806	150,644
IXYS Corp.	2,286	28,872
Kopin Corp.*	5,483	14,914
Lattice Semiconductor Corp.*	7,968	51,553
MKS Instruments, Inc.	4,788	172,368
Nanometrics, Inc.*	2,198	33,278
NeoPhotonics Corp.*	2,397	26,031
NVE Corp.	228	12,809
OmniVision Technologies, Inc.*	5,216	151,368
PDF Solutions, Inc.*	160	1,734
Photronics, Inc.*	5,973	74,364
PMC-Sierra, Inc.*	10,245	119,047
Power Integrations, Inc.	889	43,232
Rudolph Technologies, Inc.*	2,362	33,588
Semtech Corp.*	3,967	75,056
Sigma Designs, Inc.*	3,023	19,105
Silicon Laboratories, Inc.*	1,122	54,462
Tessera Technologies, Inc.	1,829	54,888
Ultra Clean Holdings, Inc.*	2,680	13,722
Ultratech, Inc.*	2,517	49,887
Veeco Instruments, Inc.*	3,653	75,106
Xcerra Corp.*	2,692	16,287

		2,100,643

Software (0.5%)
American Software, Inc., Class A	1,773	18,049
Bottomline Technologies de, Inc.*	554	16,470
Digimarc Corp.*	45	1,643
Digital Turbine, Inc.*	258	343
EnerNOC, Inc.*	2,338	9,001
Epiq Systems, Inc.	1,765	23,069
Glu Mobile, Inc.*	4,969	12,075
Mentor Graphics Corp.	9,019	166,130
Park City Group, Inc.*	62	738
Progress Software Corp.*	4,591	110,184
QAD, Inc., Class A	635	13,030
Rapid7, Inc.*	107	1,619
Rovi Corp.*	7,418	123,584
Sapiens International Corp. N.V.	493	5,029
SeaChange International, Inc.*	2,929	19,742
Silver Spring Networks, Inc.*	174	2,507
Take-Two Interactive Software, Inc.*	3,682	128,281
TeleCommunication Systems, Inc., Class A*	4,421	21,972
Telenav, Inc.*	2,463	14,015
Verint Systems, Inc.*	291	11,803

		699,284

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (0.2%)
Avid Technology, Inc.*	991	$7,224
CPI Card Group, Inc.*	421	4,488
Imation Corp.*	2,905	3,980
Pure Storage, Inc., Class A*	958	14,916
QLogic Corp.*	7,861	95,904
Quantum Corp.*	18,458	17,166
Stratasys Ltd.*	4,610	108,243

		251,921

Total Information Technology		9,539,174

Materials (2.4%)
Chemicals (1.3%)
A. Schulman, Inc.	267	8,181
American Vanguard Corp.	2,239	31,368
Axiall Corp.	6,349	97,775
Calgon Carbon Corp.	2,589	44,660
Chase Corp.	54	2,200
Flotek Industries, Inc.*	4,844	55,415
FutureFuel Corp.	2,250	30,375
Hawkins, Inc.	796	28,473
Innophos Holdings, Inc.	1,785	51,729
Innospec, Inc.	2,171	117,907
Intrepid Potash, Inc.*	4,909	14,482
Kraton Performance Polymers, Inc.*	2,851	47,355
Kronos Worldwide, Inc.	1,780	10,039
LSB Industries, Inc.*	1,089	7,895
Minerals Technologies, Inc.	193	8,851
Olin Corp.	8,241	142,240
OMNOVA Solutions, Inc.*	1,588	9,735
Platform Specialty Products Corp.*	82,940	1,064,120
Quaker Chemical Corp.	332	25,650
Rayonier Advanced Materials, Inc.	3,737	36,585
Sensient Technologies Corp.	1,483	93,162
Stepan Co.	897	44,572
Tredegar Corp.	1,665	22,677
Tronox Ltd., Class A	5,516	21,568
Valhi, Inc.	699	937

		2,017,951

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	147	8,079

Containers & Packaging (0.2%)
Berry Plastics Group, Inc.*	4,325	156,478
Greif, Inc., Class A	2,780	85,652
Multi Packaging Solutions International Ltd.*	616	10,688

		252,818

Metals & Mining (0.7%)
AK Steel Holding Corp.*	16,493	36,944
Carpenter Technology Corp.	4,530	137,123
Century Aluminum Co.*	4,012	17,733
Cliffs Natural Resources, Inc.*	13,229	20,902
Coeur Mining, Inc.*	12,625	31,310
Commercial Metals Co.	10,392	142,267
Dominion Diamond Corp.	10,000	102,300

Handy & Harman Ltd.*	197	4,041
Haynes International, Inc.	1,010	37,057
Hecla Mining Co.	33,334	63,001
Horsehead Holding Corp.*	4,891	10,027
Kaiser Aluminum Corp.	1,016	84,999
Materion Corp.	1,829	51,212
McEwen Mining, Inc.	33,454	35,461
Olympic Steel, Inc.	621	7,191
Pershing Gold Corp.*	2,000	7,020
Ryerson Holding Corp.*	863	4,030
Sandstorm Gold Ltd.*	12,000	31,560
Schnitzer Steel Industries, Inc., Class A	2,428	34,890
Stillwater Mining Co.*	7,406	63,469
SunCoke Energy, Inc.	1,632	5,663
TimkenSteel Corp.	3,736	31,308
Worthington Industries, Inc.	3,316	99,944

		1,059,452

Paper & Forest Products (0.2%)
Boise Cascade Co.*	575	14,680
Louisiana-Pacific Corp.*	1,030	18,550
Neenah Paper, Inc.	673	42,015
P.H. Glatfelter Co.	3,931	72,488
Schweitzer-Mauduit International, Inc.	2,265	95,107
Wausau Paper Corp.	234	2,394

		245,234

Total Materials		3,583,534

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
8x8, Inc.*	5,169	59,185
Atlantic Tele-Network, Inc.	925	72,363
Cincinnati Bell, Inc.*	19,015	68,454
Consolidated Communications Holdings, Inc.	1,606	33,646
Globalstar, Inc.*	43,081	62,037
Hawaiian Telcom Holdco, Inc.*	1,071	26,625
IDT Corp., Class B	1,250	14,575
inContact, Inc.*	565	5,390
Inteliquent, Inc.	1,796	31,915
Intelsat S.A.*	1,749	7,276
Iridium Communications, Inc.*	7,491	62,999
Lumos Networks Corp.*	308	3,449
ORBCOMM, Inc.*	5,450	39,458
pdvWireless, Inc.*	372	10,230
Vonage Holdings Corp.*	14,935	85,727
Windstream Holdings, Inc.	492	3,168

		586,497

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,460	9,665
NTELOS Holdings Corp.*	1,468	13,418
Shenandoah Telecommunications Co.	293	12,614
Spok Holdings, Inc.	2,039	37,354

		73,051

Total Telecommunication Services		659,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Utilities (4.3%)
Electric Utilities (1.3%)
ALLETE, Inc.	4,360	$221,619
Cleco Corp.	5,408	282,352
El Paso Electric Co.	3,619	139,332
Empire District Electric Co.	3,946	110,764
Genie Energy Ltd., Class B*	801	8,931
IDACORP, Inc.	4,491	305,388
MGE Energy, Inc.	3,096	143,655
Otter Tail Corp.	3,367	89,663
PNM Resources, Inc.	7,132	218,025
Portland General Electric Co.	7,943	288,887
Spark Energy, Inc., Class A	49	1,015
Unitil Corp.	1,272	45,639

		1,855,270

Gas Utilities (1.9%)
Chesapeake Utilities Corp.	1,362	77,294
Laclede Group, Inc.	3,857	229,144
New Jersey Resources Corp.	7,638	251,748
Northwest Natural Gas Co.	2,437	123,337
ONE Gas, Inc.	4,685	235,046
Piedmont Natural Gas Co., Inc.	7,039	401,364
Rubis S.C.A.	11,950	904,752
South Jersey Industries, Inc.	6,147	144,577
Southwest Gas Corp.	4,184	230,789
WGL Holdings, Inc.	4,431	279,109

		2,877,160

Independent Power and Renewable Electricity Producers (0.4%)
Abengoa Yield plc	4,458	85,995
Atlantic Power Corp.	10,664	21,008
Dynegy, Inc.*	10,817	144,948
NRG Yield, Inc., Class A	3,217	44,749
NRG Yield, Inc., Class C	5,576	82,302
Ormat Technologies, Inc.	1,964	71,627
Pattern Energy Group, Inc.	5,030	105,177
Talen Energy Corp.*	7,635	47,566
TerraForm Global, Inc., Class A	2,864	16,010
Vivint Solar, Inc.*	697	6,663

		626,045

Multi-Utilities (0.4%)
Avista Corp.	5,570	197,011
Black Hills Corp.	4,599	213,532
NorthWestern Corp.	4,202	227,958

		638,501

Water Utilities (0.3%)
American States Water Co.	3,084	129,374
Artesian Resources Corp., Class A	666	18,448
California Water Service Group	4,304	100,154
Connecticut Water Service, Inc.	1,010	38,390
Consolidated Water Co., Ltd.	1,216	14,884
Middlesex Water Co.	1,459	38,722
SJW Corp.	1,430	42,399
York Water Co.	1,069	26,661

		409,032

Total Utilities		6,406,008

Total Common Stocks (89.5%) (Cost $122,733,667)		133,821,034

INVESTMENT COMPANY:
Investment Company (0.1%)
JZ Capital Partners Ltd. (Cost $190,347)	27,800	$157,106

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	2,344	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	3,800	7,182

Total Telecommunication Services		7,182

Total Rights (0.0%) (Cost $—)		7,182

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	724	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (4.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,537,537	6,537,537

Total Short-Term Investment (4.4%) (Cost $6,537,537)		6,537,537

Total Investments (94.0%) (Cost $129,461,551)		140,522,859
Other Assets Less Liabilities (6.0%)		8,929,297

Net Assets (100%)		$149,452,156

*	Non-income producing.
†	Securities (totaling $8,924 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
PennyMac Mortgage Investment Trust	$88,789	$—	$—	$64,245	$9,094	$—
PennyMac Financial Services, Inc., Class A	8,096	—	—	7,189	—	—

	$96,885	$—	$—	$71,434	$9,094	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	11	March-16	$1,254,041	$1,244,650	$(9,391)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$32,360,615	$2,130,343	$—		$34,490,958
Consumer Staples	3,802,172	—	—		3,802,172
Energy	4,443,492	1,539	—		4,445,031
Financials	50,448,803	3,232,858	—		53,681,661
Health Care	3,455,723	—	—		3,455,723
Industrials	13,757,225	—	—		13,757,225
Information Technology	9,537,432	—	1,742		9,539,174
Materials	3,583,534	—	—		3,583,534
Telecommunication Services	659,548	—	—		659,548
Utilities	5,501,256	904,752	—		6,406,008
Investment Companies
Investment Companies	—	157,106	—		157,106
Rights
Information Technology	—	—	—	(c)	—	(c)
Telecommunication Services	—	—	7,182		7,182
Short-Term Investments	6,537,537	—	—		6,537,537
Warrants
Energy	—	—	—	(c)	—	(c)

Total Assets	$134,087,337	$6,426,598	$8,924		$140,522,859

Liabilities:
Futures	$(9,391)	$—	$—		$(9,391)

Total Liabilities	$(9,391)	$—	$—		$(9,391)

Total	$134,077,946	$6,426,598	$8,924		$140,513,468

(a)	A security with a market value of $48,873 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $7,182 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(9,391	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(181,696)	$(181,696)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(61,820)	$(61,820)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,887,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 45%)*	$24,418,251
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 27%)*	$31,854,144

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,626,118
Aggregate gross unrealized depreciation	(23,051,538)

Net unrealized appreciation	$11,574,580

Federal income tax cost of investments	$128,948,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $99,073)	$71,434
Unaffiliated Issuers (Cost $129,362,478)	140,451,425
Cash	8,825,207
Cash held as collateral at broker	59,800
Dividends, interest and other receivables	197,430
Receivable for securities sold	14,722
Other assets	532

Total assets	149,620,550

LIABILITIES
Investment management fees payable	94,429
Administrative fees payable	15,892
Due to broker for futures variation margin	12,650
Payable for securities purchased	5,799
Trustees’ fees payable	132
Distribution fees payable – Class IB	35
Accrued expenses	39,457

Total liabilities	168,394

NET ASSETS	$149,452,156

Net assets were comprised of:
Paid in capital	$137,901,191
Accumulated undistributed net investment income (loss)	8,107
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	490,980
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	11,051,878

Net assets	$149,452,156

Class IB
Net asset value, offering and redemption price per share, $165,699 / 19,383 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.55

Class K
Net asset value, offering and redemption price per share, $149,286,457 / 17,478,662 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($9,094 of dividend income received from affiliates) (net of $5,217 foreign withholding tax)	$2,350,173
Interest	10,140

Total income	2,360,313

EXPENSES
Investment management fees	1,289,335
Administrative fees	199,214
Professional fees	55,496
Custodian fees	25,000
Offering costs	6,845
Printing and mailing expenses	6,682
Trustees’ fees	3,326
Distribution fees – Class IB	230
Miscellaneous	6,649

Gross expenses	1,592,777
Less: Waiver from investment manager	(6,620)

Net expenses	1,586,157

NET INVESTMENT INCOME (LOSS)	774,156

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	6,493,697
Futures	(181,696)
Foreign currency transactions	(270)

Net realized gain (loss)	6,311,731

Change in unrealized appreciation (depreciation) on:
Investments ($(25,451) of change in unrealized appreciation (depreciation) from affiliates)	(21,111,839)
Futures	(61,820)
Foreign currency translations	(39)

Net change in unrealized appreciation (depreciation)	(21,173,698)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,861,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,087,811)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$774,156	$621,804
Net realized gain (loss) on investments, futures and foreign currency transactions	6,311,731	4,346,621
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(21,173,698)	(3,991,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,087,811)	977,184

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	—	(20)
Class K	(305,814)	(227,918)

	(305,814)	(227,938)

Distributions from net realized capital gains
Class IB	(6,679)	(656)
Class K	(6,072,403)	(4,425,232)

	(6,079,082)	(4,425,888)

Return of capital
Class IB	(431)	(23)
Class K	(388,266)	(268,411)

	(388,697)	(268,434)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,773,593)	(4,922,260)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 18,672 and 2,500 shares, respectively ]	181,093	25,000
Capital shares issued in reinvestment of dividends and distributions [ 831 and 72 shares, respectively ]	7,030	699
Capital shares repurchased [ (2,692) and 0 shares, respectively ]	(27,319)	—

Total Class IB transactions	160,804	25,699

Class K
Capital shares sold [ 2,707,991 and 2,001,166 shares, respectively ]	25,125,963	20,638,009
Capital shares sold in-kind (Note 10) [ 0 and 15,283,496 shares, respectively ]	—	152,834,960
Capital shares issued in reinvestment of dividends and distributions [ 800,610 and 509,346 shares, respectively ]	6,766,563	4,921,561
Capital shares repurchased [ (3,081,169) and (742,778) shares, respectively ]	(28,699,577)	(7,515,346)

Total Class K transactions	3,192,949	170,879,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,353,753	170,904,883

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,507,651)	166,959,807
NET ASSETS:
Beginning of period	166,959,807	—

End of period (a)	$149,452,156	$166,959,807

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$8,107	$(834,202)

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00		$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03		—	#	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.10)		0.41		0.06

Total from investment operations	(1.07)		0.41		0.08

Less distributions:
Dividends from net investment income	—		—		—	#
Distributions from net realized gains	(0.36)		—		(0.27)
Return of capital	(0.02)		—		(0.02)

Total dividends and distributions	(0.38)		—		(0.29)

Net asset value, end of period	$8.55		$10.20		$9.79

Total return (b)	(10.63)%		4.19%		0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$166		$—		$25
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.22%		1.25%		1.25%
Before waivers and reimbursements (a)(f)	1.24%		1.25%		5.75%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.41	%(l)	0.15	%(l)	0.30	%(l)
Before waivers and reimbursements (a)(f)	0.39	%(l)	0.15	%(l)	(4.20	)%(l)
Portfolio turnover rate (z)^	17%		17%		18%

Class K	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$9.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.90)	0.05

Total from investment operations	(0.85)	0.09

Less distributions:
Dividends from net investment income	(0.02)	(0.01)
Distributions from net realized gains	(0.36)	(0.27)
Return of capital	(0.02)	(0.02)

Total dividends and distributions	(0.40)	(0.30)

Net asset value, end of period	$8.54	$9.79

Total return (b)	(8.58)%	0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$149,286	$166,935
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.98%	1.00%
Before waivers and reimbursements (a)(f)	0.99%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.48%	0.55	%(l)
Before waivers and reimbursements (a)(f)	0.48%	0.52	%(l)
Portfolio turnover rate (z)^	17%	18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/15
Since Incept.
Portfolio – Class IB Shares*	(3.52)%
Portfolio – Class K Shares*	(3.36)
S&P 500 Index	(0.53)
Barclays U.S. Intermediate Government Bond Index	0.02
50% Barclays U.S. Intermediate Government Bond Index/20% MSCI EAFE Index/3.5% S&P MidCap 400 Index/23% S&P 500 Index/3.5% Russell 2000® Index	(2.23)
* Date of inception 4/30/15. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.52)% for the period ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index, Barclays U.S. Intermediate Government Bond Index and 50% Barclays U.S. Intermediate Government Bond Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23% S&P 500 Index / 3.5% Russell 2000® Index, returned, (0.53)%, 0.02% and (2.23)% respectively, over the same period.

Portfolio Highlights

The global economy continued to expand, albeit slowly, throughout 2015. However, the managers observed that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the U.S. Federal Reserve Board followed through on its commitment to normalize monetary policy by raising interest rates — even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. In the manager’s view, while European equity markets were fairly resilient, or flat, for the year, many emerging markets — particularly China, Brazil and Russia — struggled and ended the year down significantly.

Since the Portfolio’s inception on April 30, 2015, choppy equity markets and uncertainty in the fixed-income sectors detracted from performance. U.S. large-, mid- and small-cap holdings, as well as developed international markets, posted negative returns and detracted from performance during the summer. Gains in the fourth quarter were not sufficient to offset these losses.

Since inception, the Portfolio underperformed its primary equity and bond benchmarks, as well as its composite benchmark.

Seeking to maintain volatility below the market averages, the Portfolio hedged nearly half of its equity exposure during the period of increased equity market volatility in late August, which contributed to relative performance.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	4.01
Weighted Average Coupon (%)	1.73
Weighted Average Modified Duration (Years)*	3.68
Weighted Average Rating**	AAA/AA1

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	49.6%
Investment Company	12.9
Information Technology	5.2
Financials	4.1
Health Care	3.8
Consumer Discretionary	3.2
Industrials	2.5
Consumer Staples	2.5
Energy	1.6
Exchange Traded Funds	1.4
Utilities	0.8
Materials	0.7
Telecommunication Services	0.6
Cash and Other	11.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$975.50	$6.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.01	6.25
Class K
Actual	1,000.00	977.20	4.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.23	5.03

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.23% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (3.2%)
Auto Components (0.1%)
BorgWarner, Inc.	237	$10,245
Delphi Automotive plc	298	25,548
Goodyear Tire & Rubber Co.	283	9,246
Johnson Controls, Inc.	686	27,090

		72,129

Automobiles (0.2%)
Ford Motor Co.	4,089	57,614
General Motors Co.	1,512	51,423
Harley-Davidson, Inc.	201	9,123

		118,160

Distributors (0.0%)
Genuine Parts Co.	159	13,656

Diversified Consumer Services (0.0%)
H&R Block, Inc.	247	8,227

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	486	26,477
Chipotle Mexican Grill, Inc.*	33	15,835
Darden Restaurants, Inc.	120	7,637
Marriott International, Inc., Class A	209	14,011
McDonald’s Corp.	988	116,722
Royal Caribbean Cruises Ltd.	180	18,218
Starbucks Corp.	1,557	93,467
Starwood Hotels & Resorts Worldwide, Inc.	179	12,401
Wyndham Worldwide Corp.	124	9,009
Wynn Resorts Ltd.	85	5,881
Yum! Brands, Inc.	452	33,019

		352,677

Household Durables (0.1%)
D.R. Horton, Inc.	343	10,986
Garmin Ltd.	124	4,609
Harman International Industries, Inc.	75	7,066
Leggett & Platt, Inc.	144	6,051
Lennar Corp., Class A	183	8,951
Mohawk Industries, Inc.*	67	12,689
Newell Rubbermaid, Inc.	281	12,387
PulteGroup, Inc.	337	6,005
Whirlpool Corp.	82	12,043

		80,787

Internet & Catalog Retail (0.5%)
Amazon.com, Inc.*	402	271,708
Expedia, Inc.	105	13,051
Netflix, Inc.*	447	51,128
Priceline Group, Inc.*	53	67,572
TripAdvisor, Inc.*	118	10,060

		413,519

Leisure Products (0.0%)
Hasbro, Inc.	118	7,949
Mattel, Inc.	355	9,645

		17,594

Media (0.8%)
Cablevision Systems Corp. – New York Group, Class A	233	$7,433
CBS Corp. (Non-Voting), Class B	466	21,963
Comcast Corp., Class A	2,583	145,759
Discovery Communications, Inc., Class A*	157	4,189
Discovery Communications, Inc., Class C*	271	6,835
Interpublic Group of Cos., Inc.	431	10,034
News Corp., Class A	400	5,344
News Corp., Class B	113	1,577
Omnicom Group, Inc.	255	19,293
Scripps Networks Interactive, Inc., Class A	99	5,466
TEGNA, Inc.	238	6,074
Time Warner Cable, Inc.	297	55,120
Time Warner, Inc.	856	55,357
Twenty-First Century Fox, Inc., Class A	1,281	34,792
Twenty-First Century Fox, Inc., Class B	452	12,308
Viacom, Inc., Class B	365	15,023
Walt Disney Co.	1,629	171,175

		577,742

Multiline Retail (0.1%)
Dollar General Corp.	309	22,208
Dollar Tree, Inc.*	246	18,996
Kohl’s Corp.	208	9,907
Macy’s, Inc.	330	11,544
Nordstrom, Inc.	146	7,272
Target Corp.	659	47,850

		117,777

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	77	11,589
AutoNation, Inc.*	82	4,892
AutoZone, Inc.*	32	23,741
Bed Bath & Beyond, Inc.*	178	8,589
Best Buy Co., Inc.	322	9,805
CarMax, Inc.*	218	11,765
GameStop Corp., Class A	112	3,140
Gap, Inc.	250	6,175
Home Depot, Inc.	1,347	178,141
L Brands, Inc.	270	25,871
Lowe’s Cos., Inc.	971	73,835
O’Reilly Automotive, Inc.*	104	26,356
Ross Stores, Inc.	434	23,354
Signet Jewelers Ltd.	84	10,390
Staples, Inc.	675	6,392
Tiffany & Co.	118	9,002
TJX Cos., Inc.	708	50,204
Tractor Supply Co.	143	12,227
Urban Outfitters, Inc.*	94	2,139

		497,607

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	290	9,492
Fossil Group, Inc.*	43	1,572
Hanesbrands, Inc.	422	12,420
Michael Kors Holdings Ltd.*	203	8,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

NIKE, Inc., Class B	1,422	$88,875
PVH Corp.	87	6,408
Ralph Lauren Corp.	63	7,023
Under Armour, Inc., Class A*	189	15,235
VF Corp.	357	22,223

		171,380

Total Consumer Discretionary		2,441,255

Consumer Staples (2.5%)
Beverages (0.6%)
Brown-Forman Corp., Class B	111	11,020
Coca-Cola Co.	4,108	176,480
Coca-Cola Enterprises, Inc.	221	10,882
Constellation Brands, Inc., Class A	180	25,639
Dr. Pepper Snapple Group, Inc.	200	18,640
Molson Coors Brewing Co., Class B	166	15,591
Monster Beverage Corp.*	160	23,833
PepsiCo, Inc.	1,541	153,977

		436,062

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	461	74,451
CVS Health Corp.	1,169	114,293
Kroger Co.	1,019	42,625
Sysco Corp.	551	22,591
Walgreens Boots Alliance, Inc.	917	78,087
Wal-Mart Stores, Inc.	1,656	101,513
Whole Foods Market, Inc.	375	12,563

		446,123

Food Products (0.4%)
Archer-Daniels-Midland Co.	639	23,439
Campbell Soup Co.	189	9,932
ConAgra Foods, Inc.	453	19,099
General Mills, Inc.	628	36,211
Hershey Co.	153	13,658
Hormel Foods Corp.	141	11,150
J.M. Smucker Co.	126	15,541
Kellogg Co.	267	19,296
Keurig Green Mountain, Inc.	126	11,338
Kraft Heinz Co.	624	45,402
McCormick & Co., Inc. (Non-Voting)	122	10,438
Mead Johnson Nutrition Co.	213	16,816
Mondelez International, Inc., Class A	1,691	75,824
Tyson Foods, Inc., Class A	319	17,012

		325,156

Household Products (0.5%)
Church & Dwight Co., Inc.	144	12,223
Clorox Co.	135	17,122
Colgate-Palmolive Co.	944	62,889
Kimberly-Clark Corp.	382	48,629
Procter & Gamble Co.	2,846	226,001

		366,864

Personal Products (0.0%)
Estee Lauder Cos., Inc., Class A	237	20,870

Tobacco (0.4%)
Altria Group, Inc.	2,057	$119,738
Philip Morris International, Inc.	1,625	142,854
Reynolds American, Inc.	870	40,150

		302,742

Total Consumer Staples		1,897,817

Energy (1.6%)
Energy Equipment & Services (0.2%)
Baker Hughes, Inc.	457	21,091
Cameron International Corp.*	201	12,703
Diamond Offshore Drilling, Inc.	68	1,435
Ensco plc, Class A	247	3,801
FMC Technologies, Inc.*	241	6,991
Halliburton Co.	897	30,534
Helmerich & Payne, Inc.	113	6,051
National Oilwell Varco, Inc.	403	13,497
Schlumberger Ltd.	1,328	92,628
Transocean Ltd.	359	4,444

		193,175

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.	533	25,893
Apache Corp.	397	17,655
Cabot Oil & Gas Corp.	434	7,677
Chesapeake Energy Corp.	543	2,443
Chevron Corp.	1,974	177,581
Cimarex Energy Co.	99	8,849
Columbia Pipeline Group, Inc.	408	8,160
ConocoPhillips Co.	1,294	60,417
CONSOL Energy, Inc.	240	1,896
Devon Energy Corp.	405	12,960
EOG Resources, Inc.	576	40,775
EQT Corp.	160	8,341
Exxon Mobil Corp.	4,375	341,031
Hess Corp.	253	12,265
Kinder Morgan, Inc.	1,886	28,139
Marathon Oil Corp.	711	8,951
Marathon Petroleum Corp.	563	29,186
Murphy Oil Corp.	170	3,816
Newfield Exploration Co.*	171	5,568
Noble Energy, Inc.	446	14,687
Occidental Petroleum Corp.	802	54,223
ONEOK, Inc.	219	5,401
Phillips 66	502	41,064
Pioneer Natural Resources Co.	157	19,685
Range Resources Corp.	178	4,381
Southwestern Energy Co.*	403	2,865
Spectra Energy Corp.	704	16,854
Tesoro Corp.	129	13,593
Valero Energy Corp.	522	36,911
Williams Cos., Inc.	716	18,401

		1,029,668

Total Energy		1,222,843

Financials (4.1%)
Banks (1.5%)
Bank of America Corp.	10,984	184,861
BB&T Corp.	818	30,929
Citigroup, Inc.	3,158	163,426

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Comerica, Inc.	187	$7,822
Fifth Third Bancorp	843	16,944
Huntington Bancshares, Inc./Ohio	843	9,324
JPMorgan Chase & Co.	3,880	256,196
KeyCorp	882	11,634
M&T Bank Corp.	168	20,358
People’s United Financial, Inc.	325	5,249
PNC Financial Services Group, Inc.	539	51,372
Regions Financial Corp.	1,390	13,344
SunTrust Banks, Inc./Georgia	544	23,305
U.S. Bancorp	1,737	74,118
Wells Fargo & Co.	4,901	266,418
Zions Bancorp	214	5,842

		1,141,142

Capital Markets (0.5%)
Affiliated Managers Group, Inc.*	57	9,106
Ameriprise Financial, Inc.	187	19,901
Bank of New York Mellon Corp.	1,161	47,856
BlackRock, Inc.	134	45,630
Charles Schwab Corp.	1,256	41,360
E*TRADE Financial Corp.*	304	9,011
Franklin Resources, Inc.	406	14,949
Goldman Sachs Group, Inc.	422	76,057
Legg Mason, Inc.	115	4,511
Morgan Stanley	1,599	50,864
Northern Trust Corp.	230	16,581
State Street Corp.	428	28,402
T. Rowe Price Group, Inc.	269	19,231

		383,459

Consumer Finance (0.2%)
American Express Co.	893	62,108
Capital One Financial Corp.	569	41,071
Discover Financial Services	457	24,504
Navient Corp.	392	4,488
Synchrony Financial*	875	26,609

		158,780

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	1,966	259,591
CME Group, Inc./Illinois	354	32,073
Intercontinental Exchange, Inc.	116	29,726
Leucadia National Corp.	354	6,156
McGraw Hill Financial, Inc.	286	28,194
Moody’s Corp.	183	18,362
Nasdaq, Inc.	124	7,213

		381,315

Insurance (0.7%)
ACE Ltd.	340	39,729
Aflac, Inc.	452	27,075
Allstate Corp.	420	26,078
American International Group, Inc.	1,358	84,155
Aon plc	294	27,110
Assurant, Inc.	70	5,638
Chubb Corp.	238	31,568
Cincinnati Financial Corp.	155	9,171
Hartford Financial Services Group, Inc.	435	18,905
Lincoln National Corp.	263	13,218

Loews Corp.	301	11,559
Marsh & McLennan Cos., Inc.	556	30,830
MetLife, Inc.	1,172	56,502
Principal Financial Group, Inc.	288	12,954
Progressive Corp.	615	19,557
Prudential Financial, Inc.	473	38,507
Torchmark Corp.	122	6,974
Travelers Cos., Inc.	327	36,905
Unum Group	259	8,622
XL Group plc	317	12,420

		517,477

Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	444	43,046
Apartment Investment & Management Co. (REIT), Class A	164	6,565
AvalonBay Communities, Inc. (REIT)	139	25,594
Boston Properties, Inc. (REIT)	161	20,534
Crown Castle International Corp. (REIT)	350	30,258
Equinix, Inc. (REIT)	62	18,749
Equity Residential (REIT)	382	31,167
Essex Property Trust, Inc. (REIT)	69	16,519
Four Corners Property Trust, Inc. (REIT)*	1	16
General Growth Properties, Inc. (REIT)	613	16,680
HCP, Inc. (REIT)	485	18,546
Host Hotels & Resorts, Inc. (REIT)	788	12,088
Iron Mountain, Inc. (REIT)	201	5,429
Kimco Realty Corp. (REIT)	433	11,457
Macerich Co. (REIT)	141	11,377
Plum Creek Timber Co., Inc. (REIT)	183	8,733
Prologis, Inc. (REIT)	550	23,606
Public Storage (REIT)	154	38,146
Realty Income Corp. (REIT)	262	13,527
Simon Property Group, Inc. (REIT)	325	63,193
SL Green Realty Corp. (REIT)	105	11,863
Ventas, Inc. (REIT)	349	19,694
Vornado Realty Trust (REIT)	186	18,593
Welltower, Inc. (REIT)	369	25,103
Weyerhaeuser Co. (REIT)	540	16,189

		506,672

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	304	10,512

Total Financials		3,099,357

Health Care (3.8%)
Biotechnology (0.8%)
Alexion Pharmaceuticals, Inc.*	237	45,208
Amgen, Inc.	796	129,215
Baxalta, Inc.	568	22,169
Biogen, Inc.*	234	71,686
Celgene Corp.*	829	99,281
Gilead Sciences, Inc.	1,540	155,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Regeneron Pharmaceuticals, Inc.*	81	$43,972
Vertex Pharmaceuticals, Inc.*	257	32,338

		599,702

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories	1,564	70,239
Baxter International, Inc.	572	21,822
Becton, Dickinson and Co.	221	34,054
Boston Scientific Corp.*	1,410	26,000
C.R. Bard, Inc.	78	14,776
DENTSPLY International, Inc.	147	8,945
Edwards Lifesciences Corp.*	226	17,850
Intuitive Surgical, Inc.*	39	21,300
Medtronic plc	1,484	114,149
St. Jude Medical, Inc.	296	18,284
Stryker Corp.	332	30,856
Varian Medical Systems, Inc.*	104	8,403
Zimmer Biomet Holdings, Inc.	179	18,364

		405,042

Health Care Providers & Services (0.7%)
Aetna, Inc.	366	39,572
AmerisourceBergen Corp.	216	22,401
Anthem, Inc.	274	38,206
Cardinal Health, Inc.	343	30,620
Cigna Corp.	270	39,509
DaVita HealthCare Partners, Inc.*	179	12,478
Express Scripts Holding Co.*	709	61,974
HCA Holdings, Inc.*	335	22,656
Henry Schein, Inc.*	88	13,921
Humana, Inc.	155	27,669
Laboratory Corp. of America Holdings*	106	13,106
McKesson Corp.	244	48,124
Patterson Cos., Inc.	91	4,114
Quest Diagnostics, Inc.	151	10,742
Tenet Healthcare Corp.*	104	3,151
UnitedHealth Group, Inc.	1,001	117,758
Universal Health Services, Inc., Class B	96	11,471

		517,472

Health Care Technology (0.0%)
Cerner Corp.*	322	19,375

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	348	14,550
Illumina, Inc.*	152	29,176
PerkinElmer, Inc.	119	6,375
Thermo Fisher Scientific, Inc.	418	59,293
Waters Corp.*	86	11,574

		120,968

Pharmaceuticals (1.6%)
AbbVie, Inc.	1,737	102,900
Allergan plc*	413	129,063
Bristol-Myers Squibb Co.	1,750	120,383
Eli Lilly & Co.	1,024	86,282
Endo International plc*	219	13,407
Johnson & Johnson	2,905	298,402
Mallinckrodt plc*	123	9,179
Merck & Co., Inc.	2,955	156,083
Mylan N.V.*	433	23,412

Perrigo Co. plc	153	22,139
Pfizer, Inc.	6,471	208,884
Zoetis, Inc.	482	23,097

		1,193,231

Total Health Care		2,855,790

Industrials (2.5%)
Aerospace & Defense (0.7%)
Boeing Co.	670	96,875
General Dynamics Corp.	318	43,681
Honeywell International, Inc.	820	84,927
L-3 Communications Holdings, Inc.	84	10,039
Lockheed Martin Corp.	280	60,802
Northrop Grumman Corp.	197	37,196
Precision Castparts Corp.	144	33,409
Raytheon Co.	318	39,601
Rockwell Collins, Inc.	138	12,737
Textron, Inc.	290	12,183
United Technologies Corp.	869	83,485

		514,935

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	149	9,241
Expeditors International of Washington, Inc.	198	8,930
FedEx Corp.	276	41,121
United Parcel Service, Inc., Class B	733	70,537

		129,829

Airlines (0.2%)
American Airlines Group, Inc.	661	27,993
Delta Air Lines, Inc.	835	42,326
Southwest Airlines Co.	692	29,798
United Continental Holdings, Inc.*	396	22,691

		122,808

Building Products (0.0%)
Allegion plc	101	6,658
Masco Corp.	361	10,216

		16,874

Commercial Services & Supplies (0.1%)
ADT Corp.	178	5,870
Cintas Corp.	94	8,559
Pitney Bowes, Inc.	212	4,378
Republic Services, Inc.	253	11,130
Stericycle, Inc.*	89	10,733
Tyco International plc	442	14,095
Waste Management, Inc.	441	23,536

		78,301

Construction & Engineering (0.0%)
Fluor Corp.	152	7,177
Jacobs Engineering Group, Inc.*	130	5,454
Quanta Services, Inc.*	171	3,463

		16,094

Electrical Equipment (0.1%)
AMETEK, Inc.	254	13,612
Eaton Corp. plc	491	25,551
Emerson Electric Co.	689	32,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Rockwell Automation, Inc.	141	$14,468

		86,586

Industrial Conglomerates (0.6%)
3M Co.	656	98,820
Danaher Corp.	624	57,957
General Electric Co.	9,889	308,042
Roper Technologies, Inc.	106	20,118

		484,937

Machinery (0.3%)
Caterpillar, Inc.	632	42,951
Cummins, Inc.	174	15,314
Deere & Co.	327	24,940
Dover Corp.	164	10,055
Flowserve Corp.	140	5,891
Illinois Tool Works, Inc.	346	32,067
Ingersoll-Rand plc	278	15,371
PACCAR, Inc.	372	17,633
Parker-Hannifin Corp.	145	14,062
Pentair plc	189	9,361
Snap-on, Inc.	61	10,457
Stanley Black & Decker, Inc.	161	17,183
Xylem, Inc.	190	6,935

		222,220

Professional Services (0.1%)
Dun & Bradstreet Corp.	38	3,949
Equifax, Inc.	124	13,810
Nielsen Holdings plc	385	17,941
Robert Half International, Inc.	141	6,647
Verisk Analytics, Inc.*	163	12,531

		54,878

Road & Rail (0.2%)
CSX Corp.	1,032	26,780
J.B. Hunt Transport Services, Inc.	96	7,043
Kansas City Southern	116	8,662
Norfolk Southern Corp.	316	26,730
Ryder System, Inc.	56	3,183
Union Pacific Corp.	910	71,162

		143,560

Trading Companies & Distributors (0.0%)
Fastenal Co.	304	12,409
United Rentals, Inc.*	100	7,254
W.W. Grainger, Inc.	64	12,966

		32,629

Total Industrials		1,903,651

Information Technology (5.2%)
Communications Equipment (0.4%)
Cisco Systems, Inc.	5,336	144,899
F5 Networks, Inc.*	74	7,175
Harris Corp.	130	11,297
Juniper Networks, Inc.	371	10,240
Motorola Solutions, Inc.	169	11,568
QUALCOMM, Inc.	1,649	82,425

		267,604

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	324	$16,923
Corning, Inc.	1,286	23,508
FLIR Systems, Inc.	147	4,126
TE Connectivity Ltd.	422	27,265

		71,822

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	187	9,842
Alphabet, Inc., Class A*	304	236,515
Alphabet, Inc., Class C*	310	235,253
eBay, Inc.*	1,176	32,316
Facebook, Inc., Class A*	2,371	248,149
VeriSign, Inc.*	105	9,173
Yahoo!, Inc.*	909	30,233

		801,481

IT Services (0.9%)
Accenture plc, Class A	655	68,447
Alliance Data Systems Corp.*	64	17,700
Automatic Data Processing, Inc.	489	41,428
Cognizant Technology Solutions Corp., Class A*	640	38,413
CSRA, Inc.	144	4,320
Fidelity National Information Services, Inc.	291	17,635
Fiserv, Inc.*	246	22,499
International Business Machines Corp.	946	130,189
MasterCard, Inc., Class A	1,047	101,936
Paychex, Inc.	337	17,824
PayPal Holdings, Inc.*	1,164	42,137
Teradata Corp.*	140	3,699
Total System Services, Inc.	178	8,864
Visa, Inc., Class A	2,047	158,745
Western Union Co.	537	9,618
Xerox Corp.	999	10,619

		694,073

Semiconductors & Semiconductor Equipment (0.6%)
Analog Devices, Inc.	329	18,200
Applied Materials, Inc.	1,260	23,524
Avago Technologies Ltd.	273	39,626
Broadcom Corp., Class A	587	33,940
First Solar, Inc.*	79	5,213
Intel Corp.	4,988	171,837
KLA-Tencor Corp.	165	11,443
Lam Research Corp.	166	13,184
Linear Technology Corp.	252	10,703
Microchip Technology, Inc.	221	10,285
Micron Technology, Inc.*	1,129	15,987
NVIDIA Corp.	537	17,700
Qorvo, Inc.*	148	7,533
Skyworks Solutions, Inc.	200	15,366
Texas Instruments, Inc.	1,077	59,030
Xilinx, Inc.	271	12,729

		466,300

Software (1.1%)
Activision Blizzard, Inc.	528	20,439
Adobe Systems, Inc.*	522	49,037
Autodesk, Inc.*	237	14,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CA, Inc.	329	$9,396
Citrix Systems, Inc.*	169	12,785
Electronic Arts, Inc.*	327	22,472
Intuit, Inc.	291	28,082
Microsoft Corp.	8,392	465,588
Oracle Corp.	3,412	124,640
Red Hat, Inc.*	193	15,982
salesforce.com, Inc.*	651	51,038
Symantec Corp.	718	15,078

		828,977

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	5,983	629,771
EMC Corp.	2,019	51,848
Hewlett Packard Enterprise Co.	1,895	28,804
HP, Inc.	1,895	22,437
NetApp, Inc.	315	8,357
SanDisk Corp.	215	16,338
Seagate Technology plc	317	11,621
Western Digital Corp.	242	14,532

		783,708

Total Information Technology		3,913,965

Materials (0.7%)
Chemicals (0.5%)
Air Products and Chemicals, Inc.	203	26,412
Airgas, Inc.	70	9,683
CF Industries Holdings, Inc.	245	9,999
Dow Chemical Co.	1,215	62,548
E.I. du Pont de Nemours & Co.	949	63,203
Eastman Chemical Co.	156	10,532
Ecolab, Inc.	279	31,912
FMC Corp.	140	5,478
International Flavors & Fragrances, Inc.	85	10,169
LyondellBasell Industries N.V., Class A	391	33,978
Monsanto Co.	461	45,418
Mosaic Co.	354	9,767
PPG Industries, Inc.	284	28,065
Praxair, Inc.	301	30,822
Sherwin-Williams Co.	83	21,547

		399,533

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	70	9,560
Vulcan Materials Co.	140	13,296

		22,856

Containers & Packaging (0.1%)
Avery Dennison Corp.	96	6,015
Ball Corp.	145	10,546
Owens-Illinois, Inc.*	169	2,944
Sealed Air Corp.	216	9,634
WestRock Co.	275	12,545

		41,684

Metals & Mining (0.1%)
Alcoa, Inc.	1,374	13,561
Freeport-McMoRan, Inc.	1,193	8,077
Newmont Mining Corp.	555	9,984

Nucor Corp.	335	13,501

		45,123

Paper & Forest Products (0.0%)
International Paper Co.	438	16,513

Total Materials		525,709

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	6,454	222,082
CenturyLink, Inc.	591	14,870
Frontier Communications Corp.	1,226	5,725
Level 3 Communications, Inc.*	302	16,417
Verizon Communications, Inc.	4,266	197,174

Total Telecommunication Services		456,268

Utilities (0.8%)
Electric Utilities (0.5%)
American Electric Power Co., Inc.	515	30,009
Duke Energy Corp.	722	51,543
Edison International	342	20,250
Entergy Corp.	188	12,852
Eversource Energy	333	17,006
Exelon Corp.	965	26,798
FirstEnergy Corp.	443	14,056
NextEra Energy, Inc.	483	50,179
Pepco Holdings, Inc.	266	6,919
Pinnacle West Capital Corp.	116	7,480
PPL Corp.	703	23,993
Southern Co.	953	44,591
Xcel Energy, Inc.	532	19,104

		324,780

Gas Utilities (0.0%)
AGL Resources, Inc.	126	8,040

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	716	6,852
NRG Energy, Inc.	347	4,084

		10,936

Multi-Utilities (0.3%)
Ameren Corp.	255	11,024
CenterPoint Energy, Inc.	451	8,280
CMS Energy Corp.	290	10,463
Consolidated Edison, Inc.	307	19,731
Dominion Resources, Inc.	624	42,207
DTE Energy Co.	188	15,076
NiSource, Inc.	334	6,516
PG&E Corp.	513	27,287
Public Service Enterprise Group, Inc.	531	20,544
SCANA Corp.	150	9,074
Sempra Energy	247	23,220
TECO Energy, Inc.	247	6,583
WEC Energy Group, Inc.	331	16,984

		216,989

Total Utilities		560,745

Total Common Stocks (25.0%) (Cost $17,939,575)		18,877,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(1.4%)
iShares® Core S&P 500 ETF	4,112	$842,425
iShares® Core S&P Mid-Cap ETF	728	101,469
iShares® MSCI EAFE ETF	1,162	68,267
iShares® Russell 2000 ETF	415	46,692

Total Investment Companies (1.4%) (Cost $1,069,105)		1,058,853

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (49.6%)
U.S. Government Agencies (2.0%)
Federal Home Loan Bank
1.000%, 6/21/17	$810,000	808,866
Federal Home Loan Mortgage Corp.
1.750%, 5/30/19	725,000	730,298

		1,539,164

U.S. Treasuries (47.6%)
U.S. Treasury Bonds
6.875%, 8/15/25	2,950,000	4,130,230
U.S. Treasury Notes
0.875%, 11/30/16	690,000	690,492
0.875%, 6/15/17	7,700,000	7,691,653
1.000%, 5/31/18	6,435,000	6,402,511

1.500%, 5/31/19	4,745,000	$4,749,032
1.125%, 4/30/20	5,610,000	5,481,693
2.000%, 10/31/21	6,680,000	6,698,722

		35,844,333

Total Long-Term Debt Securities (49.6%) (Cost $37,461,422)		37,383,497

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (12.9%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,698,768	9,698,768

Total Short-Term Investment (12.9%) (Cost $9,698,768)		9,698,768

Total Investments (88.9%) (Cost $66,168,870)		67,018,518
Other Assets Less Liabilities (11.1%)		8,369,133

Net Assets (100%)		$75,387,651

*	Non-income producing.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI EAFE Index	158	March-16	$13,407,222	$13,415,780	$8,558
Russell 2000 Mini Index	16	March-16	1,826,254	1,810,400	(15,854)
S&P MidCap 400 E-Mini Index	11	March-16	1,542,282	1,532,850	(9,432)

					$(16,728)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$2,441,255	$—	$—	$2,441,255
Consumer Staples	1,897,817	—	—	1,897,817
Energy	1,222,843	—	—	1,222,843
Financials	3,099,357	—	—	3,099,357
Health Care	2,855,790	—	—	2,855,790
Industrials	1,903,651	—	—	1,903,651
Information Technology	3,913,965	—	—	3,913,965
Materials	525,709	—	—	525,709
Telecommunication Services	456,268	—	—	456,268
Utilities	560,745	—	—	560,745
Futures	8,558	—	—	8,558
Government Securities
U.S. Government Agencies	—	1,539,164	—	1,539,164
U.S. Treasuries	—	35,844,333	—	35,844,333
Investment Companies
Exchange Traded Funds (ETFs)	1,058,853	—	—	1,058,853
Short-Term Investments	9,698,768	—	—	9,698,768

Total Assets	$29,643,579	$37,383,497	$—	$67,027,076

Liabilities:
Futures	$(25,286)	$—	$—	$(25,286)

Total Liabilities	$(25,286)	$—	$—	$(25,286)

Total	$29,618,293	$37,383,497	$—	$67,001,790

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$8,558	*

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(25,286	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(711,348)	$(711,348)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(16,728)	$(16,728)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $8,249,000 for eight months during the period ended December 31, 2015.

Investment security transactions for the period ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$278,986,547
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$221,832,045

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,119,728
Aggregate gross unrealized depreciation	(330,380)

Net unrealized appreciation	$789,348

Federal income tax cost of investments	$66,229,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $66,168,870)	$67,018,518
Cash	8,000,000
Cash held as collateral at broker	805,000
Receivable from Separate Accounts for Trust shares sold	449,559
Dividends, interest and other receivables	150,432
Deferred offering cost	13,732

Total assets	76,437,241

LIABILITIES
Payable for securities purchased	701,929
Due to broker for futures variation margin	210,449
Investment management fees payable	69,379
Distribution fees payable – Class IB	12,855
Administrative fees payable	8,059
Payable to Separate Accounts for Trust shares redeemed	15
Accrued expenses	46,904

Total liabilities	1,049,590

NET ASSETS	$75,387,651

Net assets were comprised of:
Paid in capital	$76,540,969
Accumulated undistributed net investment income (loss)	4,286
Accumulated undistributed net realized gain (loss) on investments and futures	(1,990,524)
Net unrealized appreciation (depreciation) on investments and futures	832,920

Net assets	$75,387,651

Class IB
Net asset value, offering and redemption price per share, $65,817,647 / 6,825,826 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.64

Class K
Net asset value, offering and redemption price per share, $9,570,004 / 992,493 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.64

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2015*

INVESTMENT INCOME
Dividends	$180,620
Interest	159,964

Total income	340,584

EXPENSES
Investment management fees	200,056
Professional fees	52,786
Distribution fees – Class IB	46,203
Administrative fees	33,972
Offering costs	27,803
Custodian fees	15,000
Printing and mailing expenses	5,692
Trustees’ fees	264
Miscellaneous	998

Gross expenses	382,774
Less: Waiver from investment manager	(91,120)

Net expenses	291,654

NET INVESTMENT INCOME (LOSS)	48,930

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(1,279,999)
Futures	(711,348)

Net realized gain (loss)	(1,991,347)

Change in unrealized appreciation (depreciation) on:
Investments	849,648
Futures	(16,728)

Net change in unrealized appreciation (depreciation)	832,920

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,158,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,109,497)

*	The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$48,930
Net realized gain (loss) on investments and futures	(1,991,347)
Net change in unrealized appreciation (depreciation) on investments and futures	832,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,109,497)

DIVIDENDS:
Dividends from net investment income
Class IB	(50,173)
Class K	(23,859)

TOTAL DIVIDENDS:	(74,032)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,832,020 shares ]	66,708,328
Capital shares issued in reinvestment of dividends [ 5,242 shares ]	50,173
Capital shares repurchased [ (11,436) shares ]	(111,180)

Total Class IB transactions	66,647,321

Class K
Capital shares sold [ 990,000 shares ]	9,900,000
Capital shares issued in reinvestment of dividends [ 2,493 shares ]	23,859

Total Class K transactions	9,923,859

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	76,571,180

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,387,651
NET ASSETS:
Beginning of period	—

End of period (a)	$75,387,651

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,286

* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and futures	(0.36)

Total from investment operations	(0.35)

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$9.64

Total return (b)	(3.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65,818
Ratio of expenses to average net assets:
After waivers (a)(f)	1.23%
Before waivers (a)(f)	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.15	%(l)
Before waivers (a)(f)	(0.05	)%(l)
Portfolio turnover rate (z)^	762%

Class K	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02
Net realized and unrealized gain (loss) on investments and futures	(0.36)

Total from investment operations	(0.34)

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$9.64

Total return (b)	(3.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,570
Ratio of expenses to average net assets:
After waivers (a)(f)	0.99%
Before waivers (a)(f)	1.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.32	%(l)
Before waivers (a)(f)	(0.25	)%(l)
Portfolio turnover rate (z)^	762%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Inception
Portfolio – Class IA Shares	11.58%	12.18%	8.25%
Portfolio – Class IB Shares	11.52	12.14	8.09
Portfolio – Class K Shares*	N/A	N/A	11.08
Russell 3000® Growth Index	5.09	13.30	8.49
* Date of inception 2/9/15 Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.52% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 3000® Growth Index returned, 5.09% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Consumer Discretionary, Financials, Consumer Staples, Energy, and Industrials sectors, as well as allocations to the Industrials, Information Technology, Materials, Consumer Staples and Health Care sectors, contributed positively to relative return.

•	Amazon.com, Inc. was a top contributor this period, reporting strong growth in revenue and gross merchandise volume as well as free cash flow growth, even while it continued strategic investments.

•

Energy drink company Monster Beverage was a top contributor and reported solid global sales growth during the period. Monster’s strategic partnership with Coca-Cola, announced in mid-August 2014, closed in June 2015. International sales growth generally outpaced growth in the U.S., with particularly strong revenue growth in Latin America and Asia Pacific.

•

Alphabet reported solid results throughout the period with the company’s core business, Google advertising, posting low to mid-teen quarterly growth. YouTube delivered significant growth in advertiser videos, average advertiser spending, and length of viewer watch sessions. Mobile search queries, another key driver of growth, represented more than 50% of total searches by the end of the period.

What hurt performance during the year:

•	Stock selection in the Information Technology sector as well as allocations to the Energy, Consumer Discretionary and Financials sectors detracted from relative performance.

•

Shares of mobile device chip designer and manufacturer Qualcomm were under pressure during the period. Although the company has signed deals with some of the largest smartphone manufacturers, implementation of new licensing agreements and improved device reporting progressed slower than anticipated following the company’s settlement with Chinese antitrust regulators. In Qualcomm’s chipset business, the loss of market share in the premium tier market and higher-than-expected share in the low and mid-tier markets skewed negatively near-term revenue.

•

Greenhill reported 60% growth and growth in its market share of announced merger and acquisition deal volume during the first nine months of 2015 compared to 2014. However, completed transaction volume and reported revenue were down significantly given the longer timeline required for large, complex deals and the somewhat random timing of transaction completion. Pre-tax profit margins and earnings declined during the period due primarily to expenses related to the acquisition of Cogent Partners.

•

Oracle reported revenue below expectations due primarily to near-term pressure on revenue as customers adopt the company’s subscription-based cloud computing solutions over its traditional offering where revenue is paid upfront.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process has led to a lower turnover Portfolio where sector positioning is the result of stock selection. As of December 31, 2015, we are overweight in the Information Technology, Consumer Staples, Financials, and Energy sectors and underweight in the Consumer Discretionary, Industrials, Health Care, and Materials sectors. We held no positions in the Telecommunications Services and Utilities sectors.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	40.2%
Consumer Staples	15.9
Health Care	12.9
Consumer Discretionary	11.7
Financials	10.1
Industrials	5.3
Energy	2.3
Materials	0.8
Investment Company	0.8
Cash and Other	0.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,068.66	$5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.62	5.64
Class IB
Actual	1,000.00	1,068.31	5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65
Class K
Actual	1,000.00	1,069.57	4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.88	4.37

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.11%, 1.11% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.7%)
Hotels, Restaurants & Leisure (1.9%)
Yum! Brands, Inc.	141,401	$10,329,343

Internet & Catalog Retail (7.2%)
Amazon.com, Inc.*	56,160	37,957,983

Specialty Retail (0.5%)
Lowe’s Cos., Inc.	33,304	2,532,436

Textiles, Apparel & Luxury Goods (2.1%)
adidas AG (ADR)	234,894	11,394,708

Total Consumer Discretionary		62,214,470

Consumer Staples (15.9%)
Beverages (10.9%)
Coca-Cola Co.	288,729	12,403,798
Monster Beverage Corp.*	227,850	33,940,536
SABMiller plc (ADR)	185,307	11,105,448

		57,449,782

Food Products (2.9%)
Danone S.A. (ADR)	1,130,171	15,381,627

Household Products (2.1%)
Procter & Gamble Co.	141,916	11,269,550

Total Consumer Staples		84,100,959

Energy (2.3%)
Energy Equipment & Services (2.3%)
Schlumberger Ltd.	177,489	12,379,858

Total Energy		12,379,858

Financials (10.1%)
Capital Markets (5.5%)
Greenhill & Co., Inc.	282,137	8,071,939
SEI Investments Co.	403,997	21,169,443

		29,241,382

Consumer Finance (0.7%)
American Express Co.	50,032	3,479,726

Diversified Financial Services (3.9%)
FactSet Research Systems, Inc.	72,907	11,852,491
MSCI, Inc.	124,849	9,005,358

		20,857,849

Total Financials		53,578,957

Health Care (12.9%)
Biotechnology (1.6%)
Amgen, Inc.	52,704	8,555,440

Health Care Equipment & Supplies (3.1%)
Varian Medical Systems, Inc.*	202,681	16,376,625

Health Care Technology (1.6%)
Cerner Corp.*	138,954	8,360,862

Pharmaceuticals (6.6%)
Merck & Co., Inc.	80,847	4,270,339
Novartis AG (ADR)	136,567	11,750,225
Novo Nordisk A/S (ADR)	332,619	19,318,511

		35,339,075

Total Health Care		68,632,002

Industrials (5.3%)
Air Freight & Logistics (5.3%)
Expeditors International of Washington, Inc.	451,781	$20,375,323
United Parcel Service, Inc., Class B	79,179	7,619,395

Total Industrials		27,994,718

Information Technology (40.2%)
Communications Equipment (8.0%)
Cisco Systems, Inc.	922,338	25,046,088
QUALCOMM, Inc.	345,229	17,256,272

		42,302,360

Internet Software & Services (15.3%)
Alibaba Group Holding Ltd. (ADR)*	274,640	22,319,993
Alphabet, Inc., Class A*	18,572	14,449,201
Alphabet, Inc., Class C*	18,610	14,122,757
Facebook, Inc., Class A*	288,518	30,196,294

		81,088,245

IT Services (5.2%)
Automatic Data Processing, Inc.	59,299	5,023,811
Visa, Inc., Class A	288,941	22,407,375

		27,431,186

Semiconductors & Semiconductor Equipment (3.2%)
Analog Devices, Inc.	29,122	1,611,029
ARM Holdings plc (ADR)	301,123	13,622,805
Linear Technology Corp.	42,911	1,822,430

		17,056,264

Software (8.5%)
Autodesk, Inc.*	258,666	15,760,519
Microsoft Corp.	175,031	9,710,720
Oracle Corp.	544,457	19,889,014

		45,360,253

Total Information Technology		213,238,308

Materials (0.8%)
Metals & Mining (0.8%)
Compass Minerals International, Inc.	58,055	4,369,800

Total Materials		4,369,800

Total Common Stocks (99.2%) (Cost $469,488,166)		526,509,072

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,083,973	4,083,973

Total Short-Term Investment (0.8%) (Cost $4,083,973)		4,083,973

Total Investments (100.0%) (Cost $473,572,139)		530,593,045
Other Assets Less Liabilities (0.0%)		51,782

Net Assets (100%)		$530,644,827

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Country Diversification As a Percentage of Total Net Assets
China	4.2%
Denmark	3.6
France	2.9
Germany	2.2
Switzerland	2.2
United Kingdom	4.7
United States	80.2
Cash and Other	0.0

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$62,214,470	$—	$—	$62,214,470
Consumer Staples	84,100,959	—	—	84,100,959
Energy	12,379,858	—	—	12,379,858
Financials	53,578,957	—	—	53,578,957
Health Care	68,632,002	—	—	68,632,002
Industrials	27,994,718	—	—	27,994,718
Information Technology	213,238,308	—	—	213,238,308
Materials	4,369,800	—	—	4,369,800
Short-Term Investments	4,083,973	—	—	4,083,973

Total Assets	$530,593,045	$—	$—	$530,593,045

Total Liabilities	$—	$—	$—	$—

Total	$530,593,045	$—	$—	$530,593,045

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$334,214,223
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$44,781,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,145,831
Aggregate gross unrealized depreciation	(18,527,040)

Net unrealized appreciation	$56,618,791

Federal income tax cost of investments	$473,974,254

For the year ended December 31, 2015, the Portfolio incurred approximately $126 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $473,572,139)	$530,593,045
Cash	238,842
Dividends, interest and other receivables	260,569
Other assets	1,235

Total assets	531,093,691

LIABILITIES
Investment management fees payable	306,757
Administrative fees payable	45,571
Distribution fees payable – Class IB	38,206
Distribution fees payable – Class IA	5,963
Accrued expenses	52,367

Total liabilities	448,864

NET ASSETS	$530,644,827

Net assets were comprised of:
Paid in capital	$473,343,703
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	280,218
Net unrealized appreciation (depreciation) on investments	57,020,906

Net assets	$530,644,827

Class IA
Net asset value, offering and redemption price per share, $28,288,287 / 4,525,796 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.25

Class IB
Net asset value, offering and redemption price per share, $179,250,943 / 28,544,796 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.28

Class K
Net asset value, offering and redemption price per share, $323,105,597 / 51,705,365 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $82,027 foreign withholding tax)	$5,455,649
Interest	3,993

Total income	5,459,642

EXPENSES
Investment management fees	3,068,938
Distribution fees – Class IB	436,963
Administrative fees	412,758
Distribution fees – Class IA	63,015
Professional fees	58,069
Custodian fees	20,800
Printing and mailing expenses	16,779
Trustees’ fees	7,300
Miscellaneous	7,443

Gross expenses	4,092,065
Less: Waiver from investment manager	(34,612)

Net expenses	4,057,453

NET INVESTMENT INCOME (LOSS)	1,402,189

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	4,955,529
Net change in unrealized appreciation (depreciation) on investments	38,659,495

NET REALIZED AND UNREALIZED GAIN (LOSS)	43,615,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,017,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,402,189	$215,394
Net realized gain (loss) on investments	4,955,529	60,076,118
Net change in unrealized appreciation (depreciation) on investments	38,659,495	(45,632,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,017,213	14,659,459

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(32,897)	(26,250)
Class IB	(209,249)	(187,275)
Class K	(1,175,220)	—

	(1,417,366)	(213,525)

Distributions from net realized capital gains
Class IA	(292,147)	(7,485,074)
Class IB	(1,886,011)	(53,995,440)
Class K	(3,204,196)	—

	(5,382,354)	(61,480,514)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,799,720)	(61,694,039)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,257,596 and 458,338 shares, respectively ]	7,701,559	3,487,538
Capital shares issued in reinvestment of dividends and distributions [ 53,534 and 1,304,586 shares, respectively ]	325,044	7,511,324
Capital shares repurchased [ (977,931) and (670,157) shares, respectively ]	(5,918,294)	(5,068,924)

Total Class IA transactions	2,108,309	5,929,938

Class IB
Capital shares sold [ 1,867,307 and 724,516 shares, respectively ]	11,557,421	5,504,374
Capital shares issued in reinvestment of dividends and distributions [ 343,738 and 9,365,358 shares, respectively ]	2,095,260	54,182,715
Capital shares repurchased [ (3,941,997) and (3,446,377) shares, respectively ]	(23,838,571)	(26,311,102)

Total Class IB transactions	(10,185,890)	33,375,987

Class K†
Capital shares sold [ 50,986,752 and 0 shares, respectively ]	299,790,000	—
Capital shares issued in reinvestment of distributions [ 718,613 and 0 shares, respectively ]	4,379,416	—

Total Class K transactions	304,169,416	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	296,091,835	39,305,925

TOTAL INCREASE (DECREASE) IN NET ASSETS	334,309,328	(7,728,655)
NET ASSETS:
Beginning of year	196,335,499	204,064,154

End of year (a)	$530,644,827	$196,335,499

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$13,605

† Class K commenced operations on February 9, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$5.67	$7.61	$6.97	$6.25	$6.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	0.04	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.65	0.59	1.84	0.72	0.14

Total from investment operations	0.66	0.60	1.88	0.78	0.19

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.07)	(0.06)	(0.05)
Distributions from net realized gains	(0.07)	(2.53)	(1.17)	—	—

Total dividends and distributions	(0.08)	(2.54)	(1.24)	(0.06)	(0.05)

Net asset value, end of year	$6.25	$5.67	$7.61	$6.97	$6.25

Total return	11.58%	7.82%	27.32%	12.48%	3.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,288	$23,784	$23,596	$24,281	$22,958
Ratio of expenses to average net assets:
After waivers (f)	1.12%	1.15%	1.15%	1.15%	0.89%
After waivers and fees paid indirectly (f)	1.12%	1.15%	1.12%	1.12%	0.85%
Before waivers and fees paid indirectly (f)	1.13%	1.16%	1.15%	1.15%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.19%	0.11%	0.47%	0.81%	0.72%
After waivers and fees paid indirectly (f)	0.19%	0.11%	0.51%	0.84%	0.75%
Before waivers and fees paid indirectly (f)	0.19%	0.10%	0.47%	0.81%	0.72%
Portfolio turnover rate^	11%	39%	51%	46%	52%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$5.70	$7.64	$6.99	$6.27	$6.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	0.04	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.65	0.59	1.85	0.72	0.15

Total from investment operations	0.66	0.60	1.89	0.78	0.18

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.07)	(0.06)	(0.03)
Distributions from net realized gains	(0.07)	(2.53)	(1.17)	—	—

Total dividends and distributions	(0.08)	(2.54)	(1.24)	(0.06)	(0.03)

Net asset value, end of year	$6.28	$5.70	$7.64	$6.99	$6.27

Total return	11.52%	7.79%	27.39%	12.44%	2.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$179,251	$172,551	$180,469	$325,822	$318,200
Ratio of expenses to average net assets:
After waivers (f)	1.12%	1.15%	1.15%	1.15%	1.14%
After waivers and fees paid indirectly (f)	1.12%	1.15%	1.12%	1.11%	1.10%
Before waivers and fees paid indirectly (f)	1.13%	1.16%	1.15%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.20%	0.11%	0.51%	0.80%	0.47%
After waivers and fees paid indirectly (f)	0.20%	0.11%	0.55%	0.83%	0.50%
Before waivers and fees paid indirectly (f)	0.19%	0.10%	0.51%	0.80%	0.47%
Portfolio turnover rate^	11%	39%	51%	46%	52%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	February 9, 2015* to December 31, 2015
Net asset value, beginning of period	$5.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03
Net realized and unrealized gain (loss) on investments	0.60

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.07)

Total dividends and distributions	(0.09)

Net asset value, end of period	$6.25

Total return (b)	11.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$323,106
Ratio of expenses to average net assets:
After waivers (a)(f)	0.86%
After waivers and fees paid indirectly (a)(f)	0.86%
Before waivers and fees paid indirectly (a)(f)	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.48	%(l)
After waivers and fees paid indirectly (a)(f)	0.48	%(l)
Before waivers and fees paid indirectly (a)(f)	0.47	%(l)
Portfolio turnover rate^	11%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

AXA/LORD ABBETT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares**	(5.70)%	0.86%
Portfolio – Class K Shares*	(5.60)	0.98
Russell Microcap® Index	(5.16)	(0.09)

*   Date of inception 4/21/14

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.70)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell Microcap® Index returned, (5.16)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Underweighting the poorly performing Energy sector was a key contributor to relative performance.

•

Within the Information Technology sector, the Portfolio’s holdings of Ambarella, Inc., a developer of low-power, high-definition and Ultra HD video compression and image processing products, contributed strongly to relative performance.

•

Within the Health Care sector, the Portfolio’s holdings of Sage Therapeutics, Inc., a clinical stage biopharmaceutical company, contributed strongly to relative performance. Shares of Sage Therapeutics rose after the company reported positive data for a post-partum depression treatment during its Phase 2 clinical trial.

•

Within the Financials sector, the Portfolio’s holdings of Lending Tree, Inc., an operator of an online loan marketplace, contributed most. Shares of Lending Tree surged after the company reported second quarter 2015 earnings and revenue above consensus estimates and offered forward guidance that far exceeded expectations.

What hurt performance during the year:

•

Holdings in the Consumer Discretionary sector detracted most from relative performance during the period. Within this sector, the Portfolio’s holdings of Rentrak Corp., a media measurement and consumer targeting company, detracted most. Shares fell sharply in August, after the company reported quarterly revenue and earnings below consensus estimates.

•

Within the Information Technology sector, the Portfolio’s holdings of Glu Mobile, Inc., a developer, publisher, and marketer of games for mobile devices, detracted most. Shares of Glu Mobile fell after the company reduced its fiscal year 2015 guidance due to the poor performance of some of its recently launched games. Also detracting within the Information Technology sector was the Portfolio’s position in Sierra Wireless, Inc., a provider of cellular wireless solutions. In early November Sierra Wireless reported quarterly earnings beneath previously issued guidance for the first time since 2013, sending shares lower.

•

Within the Materials sector, the Portfolio’s holdings of Flotek Industries, Inc., a diversified global supplier of drilling and production products and services to the energy and mining industries, detracted notably from relative results.

•	Health Care stock selection was also a relative negative for the Portfolio.

Portfolio Positioning and Outlook — Lord, Abbett & Co. LLC

Declining energy prices and slowing global growth have weighed on the Energy and Materials sectors. Conversely, low energy prices and a strong U.S. dollar have created a favorable environment for the U.S. consumer and domestically oriented “high-growth” companies. At year end, we had positioned the Portfolio with an emphasis on secular growth sectors such as Information Technology and Consumer Discretionary, with an underweight to the Energy and Materials sectors, which continued to exhibit weakness at year end.

AXA/LORD ABBETT MICRO CAP PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Health Care	27.7%
Information Technology	23.8
Financials	17.2
Consumer Discretionary	13.4
Industrials	8.2
Consumer Staples	2.4
Investment Company	1.9
Energy	1.7
Materials	1.6
Telecommunication Services	1.0
Utilities	0.6
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$865.75	$6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.62
Class K
Actual	1,000.00	867.47	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.4%)
Auto Components (0.7%)
Fox Factory Holding Corp.*	19,684	$325,376
Fuel Systems Solutions, Inc.*	1,822	8,910
Modine Manufacturing Co.*	8,178	74,011
Motorcar Parts of America, Inc.*	3,064	103,594
Quantum Fuel Systems Technologies Worldwide, Inc.*	4,704	3,434
Shiloh Industries, Inc.*	1,511	7,918
Spartan Motors, Inc.	6,065	18,862
Stoneridge, Inc.*	4,785	70,818
Strattec Security Corp.	613	34,628
Superior Industries International, Inc.	3,992	73,533
Sypris Solutions, Inc.*	1,893	2,063
Tower International, Inc.	3,598	102,795
Unique Fabricating, Inc.	456	5,627

		831,569

Automobiles (0.1%)
Winnebago Industries, Inc.	4,590	91,341

Distributors (0.1%)
AMCON Distributing Co.	60	4,854
Fenix Parts, Inc.*	2,449	16,629
VOXX International Corp.*	3,485	18,331
Weyco Group, Inc.	1,142	30,560

		70,374

Diversified Consumer Services (1.7%)
2U, Inc.*	28,036	784,447
American Public Education, Inc.*	2,926	54,453
Ascent Capital Group, Inc., Class A*	2,272	37,988
Bridgepoint Education, Inc.*	2,971	22,609
Cambium Learning Group, Inc.*	2,358	11,436
Career Education Corp.*	11,596	42,093
Carriage Services, Inc.	2,779	66,974
Chegg, Inc.*	102,184	687,698
Collectors Universe, Inc.	1,262	19,561
ITT Educational Services, Inc.*	4,209	15,700
K12, Inc.*	5,768	50,758
Liberty Tax, Inc.	1,042	24,831
Lincoln Educational Services Corp.*	4,132	8,223
National American University Holdings, Inc.	1,544	3,227
Strayer Education, Inc.*	1,871	112,485
Universal Technical Institute, Inc.	3,765	17,545
Weight Watchers International, Inc.*	4,706	107,297

		2,067,325

Hotels, Restaurants & Leisure (2.5%)
Ark Restaurants Corp.	329	7,600
Biglari Holdings, Inc.*	283	92,207
Bravo Brio Restaurant Group, Inc.*	2,606	23,454
Canterbury Park Holding Corp.	304	3,137
Carrols Restaurant Group, Inc.*	6,068	71,238

Century Casinos, Inc.*	3,675	$28,591
Chanticleer Holdings, Inc.*	3,485	3,483
Chuy’s Holdings, Inc.*	22,709	711,700
Cosi, Inc.*	7,633	3,358
Del Frisco’s Restaurant Group, Inc.*	4,032	64,593
Denny’s Corp.*	14,401	141,562
Diversified Restaurant Holdings, Inc.*	2,247	5,056
Dover Downs Gaming & Entertainment, Inc.*	3,148	3,057
Dover Motorsports, Inc.	2,635	6,140
Eldorado Resorts, Inc.*	4,810	52,910
Empire Resorts, Inc.*	513	9,230
Famous Dave’s of America, Inc.*	736	5,108
Flanigan’s Enterprises, Inc.	129	2,823
Fogo De Chao, Inc.*	854	12,947
Full House Resorts, Inc.*	3,119	5,209
Gaming Partners International Corp.*	602	5,346
Golden Entertainment, Inc.*	1,730	17,698
Good Times Restaurants, Inc.*	1,900	9,120
Habit Restaurants, Inc., Class A*	25,928	597,900
Ignite Restaurant Group, Inc.*	1,299	5,456
Intrawest Resorts Holdings, Inc.*	3,064	23,960
Isle of Capri Casinos, Inc.*	3,762	52,405
Jamba, Inc.*	2,403	32,416
Kona Grill, Inc.*	1,475	23,393
Luby’s, Inc.*	3,565	15,936
Marcus Corp.	3,119	59,167
Monarch Casino & Resort, Inc.*	1,721	39,101
Morgans Hotel Group Co.*	4,847	16,334
Nathan’s Famous, Inc.	544	28,049
Noodles & Co.*	1,946	18,857
Papa Murphy’s Holdings, Inc.*	1,613	18,162
Peak Resorts, Inc.	2,080	12,501
Potbelly Corp.*	3,725	43,620
Rave Restaurant Group, Inc.*	1,090	6,965
RCI Hospitality Holdings, Inc.*	1,821	18,192
Red Lion Hotels Corp.*	2,541	17,812
Ruby Tuesday, Inc.*	10,613	58,478
Ruth’s Hospitality Group, Inc.	5,960	94,883
Town Sports International Holdings, Inc.*	3,593	4,276
Zoe’s Kitchen, Inc.*	21,679	606,578

		3,080,008

Household Durables (2.4%)
Bassett Furniture Industries, Inc.	1,839	46,122
Beazer Homes USA, Inc.*	5,571	64,011
Cavco Industries, Inc.*	1,511	125,882
Century Communities, Inc.*	2,596	45,975
CSS Industries, Inc.	1,589	45,096
Dixie Group, Inc.*	2,651	13,865
Emerson Radio Corp.*	2,169	2,147
Flexsteel Industries, Inc.	1,002	44,268
Green Brick Partners, Inc.*	3,692	26,583
Hooker Furniture Corp.	1,850	46,694
Hovnanian Enterprises, Inc., Class A*	20,375	36,879
Installed Building Products, Inc.*	3,392	84,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

iRobot Corp.*	25,753	$911,656
LGI Homes, Inc.*	36,633	891,281
Libbey, Inc.	3,720	79,310
Lifetime Brands, Inc.	1,882	24,955
M/I Homes, Inc.*	4,181	91,648
NACCO Industries, Inc., Class A	702	29,624
New Home Co., Inc.*	1,523	19,738
Nova Lifestyle, Inc.*	2,466	4,439
P&F Industries, Inc., Class A*	336	2,970
Skullcandy, Inc.*	3,898	18,438
Stanley Furniture Co., Inc.*	2,200	6,138
Turtle Beach Corp.*	2,025	4,070
UCP, Inc., Class A*	1,434	10,325
Universal Electronics, Inc.*	2,475	127,091
Vuzix Corp.*	2,193	16,645
WCI Communities, Inc.*	2,632	58,641
ZAGG, Inc.*	5,044	55,181

		2,933,895

Internet & Catalog Retail (1.2%)
1-800-Flowers.com, Inc., Class A*	4,271	31,093
Blue Nile, Inc.*	2,025	75,188
CafePress, Inc.*	1,475	5,664
CVSL, Inc.*	2,349	2,326
Duluth Holdings, Inc.*	47,975	699,955
Etsy, Inc.*	34,215	282,616
EVINE Live, Inc.*	8,256	14,696
FTD Cos., Inc.*	3,113	81,467
Gaiam, Inc., Class A*	2,302	14,365
Nutrisystem, Inc.	4,933	106,750
Overstock.com, Inc.*	2,050	25,174
PetMed Express, Inc.	3,458	59,270
U.S. Auto Parts Network, Inc.*	2,480	7,291

		1,405,855

Leisure Products (0.8%)
Arctic Cat, Inc.	2,211	36,216
Black Diamond, Inc.*	3,900	17,238
Escalade, Inc.	1,725	22,856
JAKKS Pacific, Inc.*	3,248	25,854
Johnson Outdoors, Inc., Class A	867	18,979
LeapFrog Enterprises, Inc.*	11,114	7,891
Malibu Boats, Inc., Class A*	3,050	49,929
Marine Products Corp.	1,884	11,379
MCBC Holdings, Inc.*	1,199	16,426
Nautilus, Inc.*	5,348	89,419
Smith & Wesson Holding Corp.*	30,446	669,203
Summer Infant, Inc.*	1,806	4,027

		969,417

Media (1.8%)
AH Belo Corp., Class A	3,157	15,785
Ballantyne Strong, Inc.*	1,928	8,792
Beasley Broadcast Group, Inc., Class A	737	2,646
Carmike Cinemas, Inc.*	4,173	95,729
Central European Media Enterprises Ltd., Class A*	12,927	34,774
Cumulus Media, Inc., Class A*	25,881	8,543
Daily Journal Corp.*	184	37,168
Emmis Communications Corp., Class A*	6,355	4,067

Entercom Communications Corp., Class A*	4,345	$48,794
Entravision Communications Corp., Class A	130,696	1,007,666
Harte-Hanks, Inc.	8,236	26,685
Hemisphere Media Group, Inc.*	1,774	26,166
Insignia Systems, Inc.*	1,331	3,900
Journal Media Group, Inc.	4,166	50,075
Lee Enterprises, Inc.*	9,692	16,283
McClatchy Co., Class A*	11,064	13,387
New Media Investment Group, Inc.	7,609	148,071
Radio One, Inc., Class D*	4,804	8,263
ReachLocal, Inc.*	2,331	3,846
Reading International, Inc., Class A*	2,833	37,141
Rentrak Corp.*	11,261	535,235
Saga Communications, Inc., Class A	633	24,339
Salem Media Group, Inc.	1,868	9,303
SFX Entertainment, Inc.*	8,552	1,626
Sizmek, Inc.*	3,817	13,932
Spanish Broadcasting System, Inc., Class A*	680	2,203
SPAR Group, Inc.*	922	904
Townsquare Media, Inc., Class A*	1,233	14,747
Tribune Publishing Co.	4,482	41,324
You On Demand Holdings, Inc.*	2,860	5,405

		2,246,799

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	2,748	5,771
Fred’s, Inc., Class A	6,340	103,786
Gordmans Stores, Inc.*	1,522	4,794
Tuesday Morning Corp.*	7,525	48,912

		163,263

Specialty Retail (1.6%)
Aeropostale, Inc.*	14,811	4,147
America’s Car-Mart, Inc.*	1,457	38,887
bebe stores, Inc.	4,771	2,696
Big 5 Sporting Goods Corp.	3,126	31,229
Boot Barn Holdings, Inc.*	2,043	25,108
Build-A-Bear Workshop, Inc.*	2,429	29,731
Christopher & Banks Corp.*	6,944	11,458
Citi Trends, Inc.	2,658	56,483
Destination Maternity Corp.	2,456	21,416
Destination XL Group, Inc.*	6,164	34,025
Haverty Furniture Cos., Inc.	3,478	74,568
hhgregg, Inc.*	1,940	7,100
Kirkland’s, Inc.	2,957	42,877
Lumber Liquidators Holdings, Inc.*	4,607	79,978
MarineMax, Inc.*	24,579	452,745
New York & Co., Inc.*	5,183	11,869
Pacific Sunwear of California, Inc.*	8,813	2,120
Pep Boys-Manny, Moe & Jack*	9,174	168,893
Perfumania Holdings, Inc.*	980	2,362
Sears Hometown and Outlet Stores, Inc.*	2,151	17,208
Shoe Carnival, Inc.	2,560	59,392
Sportsman’s Warehouse Holdings, Inc.*	3,072	39,629

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Stage Stores, Inc.	5,453	$49,677
Stein Mart, Inc.	5,025	33,818
Systemax, Inc.*	2,007	17,260
Tandy Leather Factory, Inc.*	1,223	8,977
Tile Shop Holdings, Inc.*	36,908	605,291
Tilly’s, Inc., Class A*	2,006	13,300
Trans World Entertainment Corp.*	1,507	5,395
West Marine, Inc.*	3,085	26,192
Winmark Corp.	379	35,251

		2,009,082

Textiles, Apparel & Luxury Goods (0.4%)
Charles & Colvard Ltd.*	2,852	3,194
Cherokee, Inc.*	1,472	25,392
Crown Crafts, Inc.	1,441	12,234
Culp, Inc.	1,771	45,107
Delta Apparel, Inc.*	1,397	19,614
Lakeland Industries, Inc.*	1,256	14,997
Movado Group, Inc.	2,730	70,188
Perry Ellis International, Inc.*	2,098	38,645
Rocky Brands, Inc.	1,321	15,271
Sequential Brands Group, Inc.*	6,136	48,536
Superior Uniform Group, Inc.	1,313	22,295
Unifi, Inc.*	2,547	71,698
Vera Bradley, Inc.*	3,640	57,366
Vince Holding Corp.*	2,629	12,041

		456,578

Total Consumer Discretionary		16,325,506

Consumer Staples (2.4%)
Beverages (0.1%)
Castle Brands, Inc.*	11,728	14,426
Craft Brew Alliance, Inc.*	1,811	15,158
MGP Ingredients, Inc.	1,821	47,255
Primo Water Corp.*	3,407	27,256
Reed’s, Inc.*	1,792	9,605
Willamette Valley Vineyards, Inc.*	686	4,857

		118,557

Food & Staples Retailing (0.1%)
Chefs’ Warehouse, Inc.*	3,219	53,693
Fairway Group Holdings Corp.*	3,412	2,252
Liberator Medical Holdings, Inc.	5,688	18,998
Natural Grocers by Vitamin Cottage, Inc.*	1,535	31,268
Village Super Market, Inc., Class A	1,223	32,226

		138,437

Food Products (1.8%)
Alico, Inc.	671	25,961
Arcadia Biosciences, Inc.*	1,416	4,305
Boulder Brands, Inc.*	9,330	102,443
Bridgford Foods Corp.*	259	2,238
Calavo Growers, Inc.	18,348	899,052
Coffee Holding Co., Inc.*	1,069	4,116
Diamond Foods, Inc.*	18,152	699,760
Farmer Brothers Co.*	1,323	42,693
Freshpet, Inc.*	3,550	30,139
Golden Enterprises, Inc.	729	3,506
Inventure Foods, Inc.*	3,408	24,197
John B. Sanfilippo & Son, Inc.	1,420	76,723

Landec Corp.*	4,603	$54,453
Lifeway Foods, Inc.*	858	9,524
Limoneira Co.	1,969	29,417
Omega Protein Corp.*	3,708	82,317
RiceBran Technologies*	1,273	2,419
Rocky Mountain Chocolate Factory, Inc.	917	9,858
S&W Seed Co.*	2,154	9,090
Seneca Foods Corp., Class A*	1,281	37,123

		2,149,334

Household Products (0.2%)
Central Garden & Pet Co., Class A*	7,219	98,178
Ocean Bio-Chem, Inc.*	595	1,261
Oil-Dri Corp. of America	841	30,974
Orchids Paper Products Co.	1,557	48,143

		178,556

Personal Products (0.2%)
Cyanotech Corp.*	556	3,041
DS Healthcare Group, Inc.*	2,078	5,340
Elizabeth Arden, Inc.*	4,449	44,045
Female Health Co.*	3,837	5,564
Mannatech, Inc.*	359	6,817
Medifast, Inc.	1,854	56,325
Natural Alternatives International, Inc.*	534	5,522
Natural Health Trends Corp.	1,345	45,098
Nature’s Sunshine Products, Inc.	1,868	18,904
Nutraceutical International Corp.*	1,451	37,465
Synutra International, Inc.*	3,776	17,785
United-Guardian, Inc.	486	9,307

		255,213

Tobacco (0.0%)
22nd Century Group, Inc.*	9,338	13,073
Alliance One International, Inc.*	1,510	17,320

		30,393

Total Consumer Staples		2,870,490

Energy (1.7%)
Energy Equipment & Services (0.6%)
Aspen Aerogels, Inc.*	2,941	17,852
Basic Energy Services, Inc.*	7,286	19,527
CHC Group Ltd.*	198	1,289
Dawson Geophysical Co.*	3,689	12,764
Eco-Stim Energy Solutions, Inc.*	1,338	4,188
ENGlobal Corp.*	3,027	2,936
Enservco Corp.*	2,990	1,615
Era Group, Inc.*	3,496	38,980
Forbes Energy Services Ltd.*	1,946	564
Geospace Technologies Corp.*	2,247	31,615
Glori Energy, Inc.*	2,077	737
Gulf Island Fabrication, Inc.	2,488	26,024
Gulfmark Offshore, Inc., Class A*	4,381	20,459
Independence Contract Drilling, Inc.*	2,941	14,852
ION Geophysical Corp.*	24,158	12,154
Key Energy Services, Inc.*	23,846	11,496
Matrix Service Co.*	4,558	93,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Mitcham Industries, Inc.*	1,968	$5,924
Natural Gas Services Group, Inc.*	2,176	48,525
Nordic American Offshore Ltd.	3,228	17,012
North Atlantic Drilling Ltd.*	1,291	3,175
Nuverra Environmental Solutions, Inc.*	2,915	1,495
Parker Drilling Co.*	20,890	38,020
PHI, Inc. (Non-Voting)*	2,144	35,183
Pioneer Energy Services Corp.*	11,009	23,890
Profire Energy, Inc.*	3,039	3,009
RigNet, Inc.*	2,060	42,621
SAExploration Holdings, Inc.*	827	1,654
Seventy Seven Energy, Inc.*	9,892	10,387
Superior Drilling Products, Inc.*	1,345	1,414
Synthesis Energy Systems, Inc.*	12,705	12,184
Tesco Corp.	6,653	48,168
TETRA Technologies, Inc.*	13,589	102,189
Willbros Group, Inc.*	7,184	19,325

		724,848

Oil, Gas & Consumable Fuels (1.1%)
Abraxas Petroleum Corp.*	16,048	17,011
Adams Resources & Energy, Inc.	380	14,592
Aemetis, Inc.*	1,750	5,075
Amyris, Inc.*	3,187	5,163
Approach Resources, Inc.*	6,483	11,929
Ardmore Shipping Corp.	3,059	38,910
Bill Barrett Corp.*	8,536	33,546
Callon Petroleum Co.*	13,644	113,791
Centrus Energy Corp., Class A*	1,259	1,662
Cloud Peak Energy, Inc.*	10,427	21,688
Comstock Resources, Inc.*	8,427	15,758
Contango Oil & Gas Co.*	3,044	19,512
Dakota Plains Holdings, Inc.*	9,027	2,245
DHT Holdings, Inc.	15,831	128,073
Earthstone Energy, Inc.*	231	3,075
Emerald Oil, Inc.*	1,011	1,142
Energy Fuels, Inc.*	7,818	23,063
Energy XXI Ltd.	16,114	16,275
Evolution Petroleum Corp.	4,293	20,649
EXCO Resources, Inc.*	26,931	33,394
Frontline Ltd.	40,481	121,038
FX Energy, Inc.*	9,364	10,769
Gastar Exploration, Inc.*	14,318	18,757
Gevo, Inc.*	3,037	1,883
Goodrich Petroleum Corp.*	7,962	2,118
Halcon Resources Corp.*	12,529	15,787
Hallador Energy Co.	1,948	8,883
Harvest Natural Resources, Inc.*	7,776	3,305
Isramco, Inc.*	154	13,754
Jones Energy, Inc., Class A*	5,047	19,431
Lilis Energy, Inc.*	4,048	810
Midstates Petroleum Co., Inc.*	711	1,437
Navios Maritime Acquisition Corp.	14,013	42,179
Northern Oil and Gas, Inc.*	10,509	40,565
Pacific Ethanol, Inc.*	5,446	26,032
Panhandle Oil and Gas, Inc., Class A	2,821	45,587
Penn Virginia Corp.*	13,258	3,983
PetroQuest Energy, Inc.*	10,505	5,252
PrimeEnergy Corp.*	101	5,176

Renewable Energy Group, Inc.*	7,501	$69,684
Resolute Energy Corp.*	13,277	11,551
REX American Resources Corp.*	990	53,529
Rex Energy Corp.*	8,422	8,843
Ring Energy, Inc.*	4,157	29,307
Sanchez Energy Corp.*	8,570	36,937
SandRidge Energy, Inc.*	73,854	14,771
Solazyme, Inc.*	13,672	33,907
Teekay Tankers Ltd., Class A	16,221	111,600
TransAtlantic Petroleum Ltd.*	4,643	6,454
Triangle Petroleum Corp.*	8,186	6,303
Uranium Energy Corp.*	17,045	18,068
Uranium Resources, Inc.*	3,416	1,776
VAALCO Energy, Inc.*	9,976	15,962
Vertex Energy, Inc.*	3,396	3,736
W&T Offshore, Inc.*	5,970	13,791
Westmoreland Coal Co.*	3,180	18,698
Zion Oil & Gas, Inc.*	6,156	11,450

		1,379,666

Total Energy		2,104,514

Financials (17.2%)
Banks (8.9%)
1st Century Bancshares, Inc.*	1,297	9,027
1st Constitution Bancorp*	1,101	14,170
Access National Corp.	1,238	25,329
ACNB Corp.	1,035	22,428
Allegiance Bancshares, Inc.*	510	12,062
Ameriana Bancorp	540	12,377
American National Bankshares, Inc.	1,483	37,980
American River Bankshares/California*	1,378	14,579
Ameris Bancorp	5,479	186,231
AmeriServ Financial, Inc.	3,222	10,310
Ames National Corp.	1,585	38,500
Arrow Financial Corp.	1,899	51,596
Auburn National Bancorporation, Inc.	413	12,233
Avenue Financial Holdings, Inc.*	508	7,452
Banc of California, Inc.	6,167	90,162
Bancorp of New Jersey, Inc.	719	8,053
Bancorp, Inc.*	5,766	36,729
Bank of Commerce Holdings	2,315	15,464
Bank of Marin Bancorp/California	1,013	54,094
Bank of South Carolina Corp.	671	10,917
Bank of the James Financial Group, Inc.	538	6,800
Bankwell Financial Group, Inc.	930	18,460
Banner Corp.	3,548	162,711
Bar Harbor Bankshares	1,016	34,971
Bay Bancorp, Inc.*	1,389	7,001
Baylake Corp.	1,427	20,848
BCB Bancorp, Inc.	1,242	12,917
Berkshire Hills Bancorp, Inc.	5,005	145,696
Blue Hills Bancorp, Inc.	4,776	73,121
BNC Bancorp	4,813	122,154
Bridge Bancorp, Inc.	2,526	76,866
Bryn Mawr Bank Corp.	3,022	86,792
BSB Bancorp, Inc./Massachusetts*	1,384	32,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

C&F Financial Corp.	580	$22,620
C1 Financial, Inc.*	1,011	24,476
California First National Bancorp	413	5,373
Camden National Corp.	1,261	55,597
Capital City Bank Group, Inc.	1,838	28,213
Cardinal Financial Corp.	38,148	867,867
Carolina Financial Corp.	1,361	24,498
Cascade Bancorp*	5,275	32,019
CB Financial Services, Inc.	720	16,488
CenterState Banks, Inc.	7,745	121,209
Central Valley Community Bancorp	1,495	18,478
Century Bancorp, Inc./Massachusetts, Class A	591	25,685
Chemung Financial Corp.	525	14,522
Citizens & Northern Corp.	2,070	43,470
Citizens Holding Co.	703	16,731
Civista Bancshares, Inc.	1,420	18,219
CNB Financial Corp./Pennsylvania	2,448	44,137
Coastway Bancorp, Inc.*	863	11,340
CoBiz Financial, Inc.	6,190	83,070
Codorus Valley Bancorp, Inc.	1,071	21,784
Colony Bankcorp, Inc.*	1,056	10,254
Community Bank System, Inc.	1	40
Community Bankers Trust Corp.*	3,872	20,793
Community Financial Corp.	727	15,536
Community Trust Bancorp, Inc.	2,648	92,574
Community West Bancshares	1,141	8,101
CommunityOne Bancorp*	2,104	28,341
ConnectOne Bancorp, Inc.	5,086	95,057
County Bancorp, Inc.	254	5,154
CU Bancorp*	2,863	72,606
Customers Bancorp, Inc.*	4,552	123,905
DNB Financial Corp.	412	11,684
Eastern Virginia Bankshares, Inc.	2,043	14,669
Emclaire Financial Corp.	231	5,590
Enterprise Bancorp, Inc./Massachusetts	1,304	29,796
Enterprise Financial Services Corp.	3,396	96,277
Equity Bancshares, Inc., Class A*	381	8,912
Evans Bancorp, Inc.	729	18,590
Farmers Capital Bank Corp.*	1,281	34,728
Farmers National Banc Corp.	4,116	35,398
Fauquier Bankshares, Inc.	570	8,732
Fidelity Southern Corp.	2,998	66,885
Financial Institutions, Inc.	2,404	67,312
First Bancorp, Inc./Maine	1,828	37,419
First Bancorp/North Carolina	3,367	63,098
First Bancshares, Inc./Massachusetts	803	14,727
First Bank/New Jersey*	1,261	8,335
First Busey Corp.	4,096	84,500
First Business Financial Services, Inc.	1,477	36,940
First Capital Bancorp, Inc./Virginia	340	1,890
First Community Bancshares, Inc./Virginia	2,870	53,468
First Community Corp./South Carolina	1,174	17,516
First Connecticut Bancorp, Inc./Connecticut	2,733	47,582

First Financial Corp./Indiana	1,872	$63,592
First Foundation, Inc.*	1,814	42,792
First Internet Bancorp	767	22,005
First Merchants Corp.	6,415	163,069
First Mid-Illinois Bancshares, Inc.	868	22,568
First NBC Bank Holding Co.*	2,594	96,990
First Northwest Bancorp*	2,243	31,738
First of Long Island Corp.	2,077	62,310
First South Bancorp, Inc./North Carolina	1,424	12,189
First United Corp.*	1,140	13,224
Flushing Financial Corp.	5,021	108,654
Franklin Financial Network, Inc.*	927	29,089
German American Bancorp, Inc.	2,253	75,070
Great Southern Bancorp, Inc.	1,780	80,563
Green Bancorp, Inc.*	2,439	25,561
Guaranty Bancorp	2,528	41,813
Hampton Roads Bankshares, Inc.*	5,910	10,874
Hanmi Financial Corp.	5,438	128,989
Hawthorn Bancshares, Inc.	810	12,725
Heartland Financial USA, Inc.	3,027	94,927
Heritage Commerce Corp.	4,147	49,598
Heritage Financial Corp./Washington	5,143	96,894
Heritage Oaks Bancorp	4,014	32,152
HomeTrust Bancshares, Inc.*	3,266	66,137
Horizon Bancorp/Indiana	1,943	54,326
Howard Bancorp, Inc.*	935	12,351
Independent Bank Corp./Michigan	3,729	56,793
Independent Bank Group, Inc.	1,649	52,768
Investar Holding Corp.	1,254	22,070
Lakeland Bancorp, Inc.	6,456	76,116
Lakeland Financial Corp.	2,816	131,282
Landmark Bancorp, Inc./Kansas	507	13,323
LCNB Corp.	1,412	23,100
Live Oak Bancshares, Inc.	809	11,488
Macatawa Bank Corp.	4,480	27,104
Mackinac Financial Corp.	792	9,338
MainSource Financial Group, Inc.	3,689	84,404
MBT Financial Corp.*	3,903	26,657
Melrose Bancorp, Inc.*	450	6,962
Mercantile Bank Corp.	2,879	70,651
Merchants Bancshares, Inc./Vermont	844	26,578
Metro Bancorp, Inc.	2,019	63,356
Middleburg Financial Corp.	896	16,558
MidSouth Bancorp, Inc.	1,572	14,274
MidWestOne Financial Group, Inc.	1,338	40,689
Monarch Financial Holdings, Inc.	2,083	37,480
MutualFirst Financial, Inc.	1,013	25,244
National Bankshares, Inc./Virginia	1,182	42,008
National Commerce Corp.*	1,030	25,802
NewBridge Bancorp	6,123	74,578
Northrim BanCorp, Inc.	1,166	31,016
Norwood Financial Corp.	522	14,987
Oak Valley Bancorp	1,186	12,263
OFG Bancorp	7,602	55,647
Ohio Valley Banc Corp.	653	16,175
Old Line Bancshares, Inc.	1,399	24,580
Old Point Financial Corp.	506	8,683
Old Second Bancorp, Inc.*	5,052	39,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Orrstown Financial Services, Inc.	1,286	$23,122
Pacific Continental Corp.	3,322	49,431
Pacific Mercantile Bancorp*	2,202	15,656
Pacific Premier Bancorp, Inc.*	3,680	78,200
Park Sterling Corp.	7,694	56,320
Parke Bancorp, Inc.	750	9,360
Patriot National Bancorp, Inc.*	124	1,923
Peapack-Gladstone Financial Corp.	2,640	54,437
Penns Woods Bancorp, Inc.	812	34,478
Peoples Bancorp of North Carolina, Inc.	783	15,120
Peoples Bancorp, Inc./Ohio	3,128	58,932
Peoples Financial Corp./Mississippi*	571	5,196
Peoples Financial Services Corp.	1,285	48,933
People’s Utah Bancorp	462	7,951
Plumas Bancorp*	699	6,067
Porter Bancorp, Inc.*	1,405	1,981
Preferred Bank/California	1,986	65,578
Premier Financial Bancorp, Inc.	1,236	20,320
QCR Holdings, Inc.	1,994	48,434
Renasant Corp.	6,791	233,678
Republic Bancorp, Inc./Kentucky, Class A	1,679	44,342
Republic First Bancorp, Inc.*	4,997	21,637
Royal Bancshares of Pennsylvania, Inc., Class A*	3,900	8,151
Salisbury Bancorp, Inc.	396	13,226
Sandy Spring Bancorp, Inc.	4,181	112,720
SB Financial Group, Inc.	759	8,455
Seacoast Banking Corp. of Florida*	4,060	60,819
Select Bancorp, Inc.*	1,537	12,434
ServisFirst Bancshares, Inc.	21,072	1,001,552
Shore Bancshares, Inc.	2,175	23,664
Sierra Bancorp	2,017	35,600
Southcoast Financial Corp.*	1,052	16,359
Southern First Bancshares, Inc.*	976	22,058
Southern National Bancorp of Virginia, Inc.	2,149	28,066
Southside Bancshares, Inc.	4,298	103,238
Southwest Bancorp, Inc./Oklahoma	3,249	56,793
Southwest Georgia Financial Corp.	242	3,751
State Bank Financial Corp.	6,080	127,862
Stewardship Financial Corp.	932	5,620
Stock Yards Bancorp, Inc.	2,507	94,740
Stonegate Bank	1,893	62,204
Suffolk Bancorp	1,998	56,643
Summit Financial Group, Inc.	1,410	16,765
Sun Bancorp, Inc./New Jersey*	1,632	33,684
Sunshine Bancorp, Inc.*	695	10,564
Sussex Bancorp	678	8,902
Tompkins Financial Corp.	2,539	142,590
Towne Bank/Virginia	7,746	161,659
TriCo Bancshares	3,867	106,110
TriState Capital Holdings, Inc.*	3,635	50,854
Triumph Bancorp, Inc.*	2,537	41,861
Two River Bancorp	1,176	11,678
Union Bankshares, Inc./Vermont	675	18,839
United Bancorp, Inc./Ohio	833	7,997
United Bancshares, Inc./Ohio	594	10,829
United Security Bancshares, Inc./Alabama	1,119	9,948

United Security Bancshares/California*	2,041	$10,901
Unity Bancorp, Inc.	905	11,313
Univest Corp. of Pennsylvania	3,332	69,506
Veritex Holdings, Inc.*	1,285	20,830
Washington Trust Bancorp, Inc.	2,508	99,116
WashingtonFirst Bankshares, Inc.	995	22,527
Wellesley Bank	308	5,772
West Bancorp, Inc.	2,733	53,977
Westbury Bancorp, Inc.*	809	14,368
Wilshire Bancorp, Inc.	12,029	138,935
Xenith Bankshares, Inc.*	1,574	11,726
Yadkin Financial Corp.	4,292	108,030
Your Community Bankshares, Inc.	930	29,314

		10,818,035

Capital Markets (0.7%)
Actua Corp.*	6,930	79,348
Arlington Asset Investment Corp., Class A	3,613	47,800
Ashford, Inc.*	192	10,224
Cowen Group, Inc., Class A*	19,055	72,981
Diamond Hill Investment Group, Inc.	511	96,579
FBR & Co.	1,140	22,686
Fifth Street Asset Management, Inc.	1,102	3,592
FXCM, Inc., Class A*	826	13,819
Hennessy Advisors, Inc.	505	15,135
INTL FCStone, Inc.*	2,571	86,026
Ladenburg Thalmann Financial Services, Inc.*	18,024	49,746
Manning & Napier, Inc.	2,539	21,556
Medley Management, Inc., Class A	1,030	5,861
National Holdings Corp.*	1,628	4,591
Oppenheimer Holdings, Inc., Class A	1,781	30,954
Pzena Investment Management, Inc., Class A	2,241	19,273
RCS Capital Corp., Class A*	9,004	2,742
Safeguard Scientifics, Inc.*	3,546	51,452
Siebert Financial Corp.*	541	703
Silvercrest Asset Management Group, Inc., Class A	1,395	16,587
U.S. Global Investors, Inc., Class A	2,179	2,549
Walter Investment Management Corp.*	6,444	91,634
Westwood Holdings Group, Inc.	1,317	68,602
ZAIS Group Holdings, Inc.*	628	5,815

		820,255

Consumer Finance (0.1%)
Asta Funding, Inc.*	1,662	13,213
Atlanticus Holdings Corp.*	1,038	3,322
Consumer Portfolio Services, Inc.*	3,845	19,956
Emergent Capital, Inc.*	3,677	13,568
EZCORP, Inc., Class A*	8,847	44,146
First Marblehead Corp.*	1,582	6,660
JG Wentworth Co., Class A*	2,589	4,660
Nicholas Financial, Inc.*	1,370	15,960
QC Holdings, Inc.	760	1,110
Regional Management Corp.*	1,846	28,558

		151,153

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Diversified Financial Services (0.6%)
A-Mark Precious Metals, Inc.	660	$12,672
GAIN Capital Holdings, Inc.	5,512	44,702
GWG Holdings, Inc.*	178	1,146
Marlin Business Services Corp.	1,520	24,411
NewStar Financial, Inc.*	4,133	37,114
On Deck Capital, Inc.*	46,217	476,035
PICO Holdings, Inc.*	3,931	40,568
Resource America, Inc., Class A	2,813	17,244
Tiptree Financial, Inc., Class A	5,157	31,664
Value Line, Inc.	183	2,458

		688,014

Insurance (1.0%)
1347 Property Insurance Holdings, Inc.*	814	6,227
American Independence Corp.*	146	1,242
AMERISAFE, Inc.	3,233	164,560
Atlantic American Corp.	932	4,632
Atlas Financial Holdings, Inc.*	1,779	35,402
Baldwin & Lyons, Inc., Class B	1,604	38,544
Blue Capital Reinsurance Holdings Ltd.	1,031	17,682
Citizens, Inc./Texas*	8,371	62,197
Conifer Holdings, Inc.*	559	5,182
Crawford & Co., Class B	4,884	25,934
Donegal Group, Inc., Class A	1,492	21,007
eHealth, Inc.*	3,062	30,559
EMC Insurance Group, Inc.	1,338	33,851
Federated National Holding Co.	2,419	71,506
First Acceptance Corp.*	2,694	6,412
Hallmark Financial Services, Inc.*	2,425	28,348
HCI Group, Inc.	1,473	51,334
Health Insurance Innovations, Inc., Class A*	1,151	7,712
Heritage Insurance Holdings, Inc.	4,215	91,971
Independence Holding Co.	1,199	16,606
Investors Title Co.	229	22,167
James River Group Holdings Ltd.	1,875	62,888
Kingstone Cos., Inc.	941	8,469
National Interstate Corp.	1,217	32,494
National Security Group, Inc.	286	4,361
Oxbridge Re Holdings Ltd.	718	4,035
Patriot National, Inc.*	1,450	9,729
Phoenix Cos., Inc.*	986	36,521
State National Cos., Inc.	5,339	52,376
Stewart Information Services Corp.	3,912	146,035
Unico American Corp.*	362	3,591
United Insurance Holdings Corp.	2,928	50,069
Universal Insurance Holdings, Inc.	5,464	126,656

		1,280,299

Real Estate Investment Trusts (REITs) (2.7%)
AG Mortgage Investment Trust, Inc. (REIT)	4,854	62,325
Agree Realty Corp. (REIT)	3,515	119,475
American Residential Properties, Inc. (REIT)	5,506	104,063
Anworth Mortgage Asset Corp. (REIT)	17,937	78,026
Apollo Commercial Real Estate Finance, Inc. (REIT)	9,950	171,439

Apollo Residential Mortgage, Inc. (REIT)	5,480	$65,486
Ares Commercial Real Estate Corp. (REIT)	4,640	53,082
Armada Hoffler Properties, Inc. (REIT)	4,384	45,944
Ashford Hospitality Prime, Inc. (REIT)	4,697	68,107
Bluerock Residential Growth REIT, Inc. (REIT)	3,235	38,335
BRT Realty Trust (REIT)*	1,483	9,402
Campus Crest Communities, Inc. (REIT)*	11,063	75,228
CareTrust REIT, Inc. (REIT)	8,247	90,305
CatchMark Timber Trust, Inc. (REIT), Class A	6,797	76,874
Cedar Realty Trust, Inc. (REIT)	14,571	103,163
Cherry Hill Mortgage Investment Corp. (REIT)	1,178	15,314
City Office REIT, Inc. (REIT)	2,154	26,236
Community Healthcare Trust, Inc. (REIT)	1,240	22,853
CorEnergy Infrastructure Trust, Inc. (REIT)	2,122	31,491
Dynex Capital, Inc. (REIT)	9,391	59,633
Ellington Residential Mortgage REIT (REIT)	1,178	14,548
Farmland Partners, Inc. (REIT)	2,059	22,587
First Potomac Realty Trust (REIT)	10,045	114,513
Five Oaks Investment Corp. (REIT)	2,076	11,335
Getty Realty Corp. (REIT)	4,376	75,048
Gladstone Commercial Corp. (REIT)	3,551	51,809
Gladstone Land Corp. (REIT)	1,147	9,922
Great Ajax Corp. (REIT)	830	10,060
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	6,523	123,415
Independence Realty Trust, Inc. (REIT)	5,530	41,530
JAVELIN Mortgage Investment Corp. (REIT)	2,220	13,919
Jernigan Capital, Inc. (REIT)	1,023	15,294
Manhattan Bridge Capital, Inc. (REIT)	706	3,121
Monmouth Real Estate Investment Corp. (REIT)	10,164	106,315
National Storage Affiliates Trust (REIT)	3,914	67,047
New York Mortgage Trust, Inc. (REIT)	18,679	99,559
NexPoint Residential Trust, Inc. (REIT)	3,251	42,556
One Liberty Properties, Inc. (REIT)	2,153	46,203
Orchid Island Capital, Inc. (REIT)	3,722	36,959
Owens Realty Mortgage, Inc. (REIT)	1,893	25,423
Preferred Apartment Communities, Inc. (REIT), Class A	3,810	49,835
RAIT Financial Trust (REIT)	15,519	41,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Resource Capital Corp. (REIT)	5,733	$73,153
Rexford Industrial Realty, Inc. (REIT)	9,453	154,651
Silver Bay Realty Trust Corp. (REIT)	6,220	97,405
Sotherly Hotels, Inc. (REIT)	2,076	12,788
Terreno Realty Corp. (REIT)	7,345	166,144
UMH Properties, Inc. (REIT)	3,857	39,033
United Development Funding IV (REIT)	5,240	57,640
Universal Health Realty Income Trust (REIT)	1,949	97,470
Urstadt Biddle Properties, Inc. (REIT), Class A	4,470	86,003
Western Asset Mortgage Capital Corp. (REIT)	7,159	73,165
Whitestone REIT (REIT)	4,623	55,522
ZAIS Financial Corp. (REIT)	1,378	20,780

		3,273,434

Real Estate Management & Development (0.3%)
Altisource Asset Management Corp.*	150	2,574
Altisource Portfolio Solutions S.A.*	2,252	62,628
American Realty Investors, Inc.*	361	1,989
AV Homes, Inc.*	2,113	27,068
Consolidated-Tomoka Land Co.	744	39,216
Forestar Group, Inc.*	5,731	62,697
FRP Holdings, Inc.*	1,178	39,981
Griffin Industrial Realty, Inc.	439	11,454
Intergroup Corp.*	131	3,340
Maui Land & Pineapple Co., Inc.*	1,230	6,716
Stratus Properties, Inc.*	1,176	24,467
Tejon Ranch Co.*	2,345	44,907

		327,037

Thrifts & Mortgage Finance (2.9%)
Anchor BanCorp Wisconsin, Inc.*	1,316	57,272
ASB Bancorp, Inc.*	704	18,100
Atlantic Coast Financial Corp.*	2,507	14,691
Bank Mutual Corp.	7,964	62,119
BankFinancial Corp.	3,160	39,911
BBX Capital Corp., Class A*	469	7,340
Bear State Financial, Inc.*	2,283	24,725
Cape Bancorp, Inc.	1,985	24,674
Charter Financial Corp./Maryland	2,857	37,741
Cheviot Financial Corp.	1,181	18,105
Chicopee Bancorp, Inc.	658	11,410
Citizens Community Bancorp, Inc.	952	8,987
Clifton Bancorp, Inc.	4,645	66,609
Dime Community Bancshares, Inc.	5,312	92,907
Eagle Bancorp Montana, Inc.	682	8,429
Elmira Savings Bank	358	6,985
Entegra Financial Corp.*	1,175	22,395
ESSA Bancorp, Inc.	1,445	19,768
Federal Agricultural Mortgage Corp., Class C	1,788	56,447
First Capital, Inc.	491	12,751
First Clover Leaf Financial Corp.	1,029	9,570
First Defiance Financial Corp.	1,585	59,881

First Financial Northwest, Inc.	2,560	$35,738
Fox Chase Bancorp, Inc.	1,981	40,194
FS Bancorp, Inc.	574	14,798
Georgetown Bancorp, Inc.	247	4,651
Greene County Bancorp, Inc.	232	7,422
Guaranty Federal Bancshares, Inc.	795	12,116
Hamilton Bancorp, Inc./Maryland*	611	8,713
HF Financial Corp.	1,121	21,176
Hingham Institution for Savings	226	27,075
HMN Financial, Inc.*	645	7,501
Home Bancorp, Inc.	1,074	27,902
HomeStreet, Inc.*	31,433	682,410
HopFed Bancorp, Inc.	1,264	15,155
IF Bancorp, Inc.	634	11,729
Impac Mortgage Holdings, Inc.*	1,475	26,550
Jacksonville Bancorp, Inc.	217	5,703
Lake Shore Bancorp, Inc.	336	4,536
Lake Sunapee Bank Group	1,453	20,386
LaPorte Bancorp, Inc.	994	15,109
LendingTree, Inc.*	7,572	676,028
Malvern Bancorp, Inc.*	1,163	20,422
Meridian Bancorp, Inc.	9,325	131,482
Meta Financial Group, Inc.	1,235	56,724
Naugatuck Valley Financial Corp.*	1,280	14,016
NMI Holdings, Inc., Class A*	8,510	57,613
Ocean Shore Holding Co.	1,086	18,625
OceanFirst Financial Corp.	2,280	45,668
Oconee Federal Financial Corp.	201	4,018
Pathfinder Bancorp, Inc.	674	8,688
Provident Bancorp, Inc.*	718	9,463
Provident Financial Holdings, Inc.	1,344	25,388
Prudential Bancorp, Inc.	1,543	23,392
Pulaski Financial Corp.	1,706	27,228
River Valley Bancorp	351	12,446
Riverview Bancorp, Inc.	4,012	18,816
Security National Financial Corp., Class A*	1,136	7,441
Severn Bancorp, Inc./Maryland*	1,317	7,599
SI Financial Group, Inc.	2,161	29,498
Sound Financial Bancorp, Inc.	417	9,357
Southern Missouri Bancorp, Inc.	1,020	24,378
Stonegate Mortgage Corp.*	2,593	14,132
Territorial Bancorp, Inc.	1,461	40,528
Timberland Bancorp, Inc./Washington	1,038	12,882
United Community Bancorp	704	10,518
United Community Financial Corp./Ohio	8,441	49,802
United Financial Bancorp, Inc.	8,373	107,844
Walker & Dunlop, Inc.*	4,515	130,077
Waterstone Financial, Inc.	4,630	65,283
Wayne Savings Bancshares, Inc.	428	5,765
Westfield Financial, Inc.	3,238	27,199
Wolverine Bancorp, Inc.	401	10,683
WSFS Financial Corp.	5,211	168,628

		3,541,312

Total Financials		20,899,539

Health Care (27.7%)
Biotechnology (11.6%)
Abeona Therapeutics, Inc.*	2,038	6,848
Acceleron Pharma, Inc.*	17,648	860,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Actinium Pharmaceuticals, Inc.*	5,755	$18,589
Adamas Pharmaceuticals, Inc.*	1,781	50,438
ADMA Biologics, Inc.*	708	5,742
Advaxis, Inc.*	5,176	52,071
Aegerion Pharmaceuticals, Inc.*	4,285	43,278
Affimed N.V.*	2,675	19,046
Agenus, Inc.*	13,056	59,274
Akebia Therapeutics, Inc.*	4,167	53,838
Aldeyra Therapeutics, Inc.*	958	6,495
Anthera Pharmaceuticals, Inc.*	6,776	31,441
Applied Genetic Technologies Corp.*	1,504	30,682
Ardelyx, Inc.*	2,840	51,461
Argos Therapeutics, Inc.*	1,749	4,040
ArQule, Inc.*	10,215	22,167
Arrowhead Research Corp.*	10,163	62,502
Asterias Biotherapeutics, Inc.*	1,727	6,787
Athersys, Inc.*	14,717	15,159
aTyr Pharma, Inc.*	13,751	135,172
Avalanche Biotechnologies, Inc.*	3,341	31,806
AVEO Pharmaceuticals, Inc.*	9,813	12,364
Bellicum Pharmaceuticals, Inc.*	1,414	28,662
BIND Therapeutics, Inc.*	2,608	5,972
Biocept, Inc.*	2,668	3,682
BioCryst Pharmaceuticals, Inc.*	12,377	127,731
BioSpecifics Technologies Corp.*	842	36,181
Biota Pharmaceuticals, Inc.*	6,248	12,121
BioTime, Inc.*	9,241	37,888
Blueprint Medicines Corp.*	29,994	790,042
Brainstorm Cell Therapeutics, Inc.*	3,003	8,589
Caladrius Biosciences, Inc.*	8,674	9,368
Calithera Biosciences, Inc.*	1,973	15,113
Cancer Genetics, Inc.*	1,048	3,458
Capricor Therapeutics, Inc.*	410	1,259
Cara Therapeutics, Inc.*	3,395	57,240
CareDx, Inc.*	948	6,067
CASI Pharmaceuticals, Inc.*	2,802	2,690
Catabasis Pharmaceuticals, Inc.*	786	6,233
Catalyst Biosciences, Inc.	923	2,889
Catalyst Pharmaceuticals, Inc.*	12,881	31,558
Celator Pharmaceuticals, Inc.*	4,615	8,122
Celladon Corp.*	3,677	5,405
Celldex Therapeutics, Inc.*	29,337	460,004
Cellular Biomedicine Group, Inc.*	1,682	36,146
Celsion Corp.*	3,399	6,526
Cerulean Pharma, Inc.*	3,549	9,937
ChemoCentryx, Inc.*	4,796	38,848
Chiasma, Inc.*	1,252	24,502
Cidara Therapeutics, Inc.*	866	14,861
Coherus Biosciences, Inc.*	25,351	582,059
CoLucid Pharmaceuticals, Inc.*	566	4,737
Conatus Pharmaceuticals, Inc.*	2,287	6,587
Concert Pharmaceuticals, Inc.*	2,628	49,853
ContraFect Corp.*	2,856	13,566
Corbus Pharmaceuticals Holdings, Inc.*	3,102	5,118
CorMedix, Inc.*	5,891	11,959
CTI BioPharma Corp.*	36,141	44,453
Curis, Inc.*	19,032	55,383
Cytokinetics, Inc.*	5,926	61,986

CytomX Therapeutics, Inc.*	1,303	$27,194
CytRx Corp.*	11,330	30,024
Dicerna Pharmaceuticals, Inc.*	2,582	30,648
Dimension Therapeutics, Inc.*	957	10,795
Dynavax Technologies Corp.*	33,708	814,385
Edge Therapeutics, Inc.*	1,433	17,912
Eleven Biotherapeutics, Inc.*	1,793	5,397
Enanta Pharmaceuticals, Inc.*	2,734	90,277
EPIRUS Biopharmaceuticals, Inc.*	3,015	9,316
Epizyme, Inc.*	9,119	146,086
Exelixis, Inc.*	38,463	216,931
Fate Therapeutics, Inc.*	4,327	14,582
Fibrocell Science, Inc.*	4,521	20,571
Five Prime Therapeutics, Inc.*	21,671	899,346
Flexion Therapeutics, Inc.*	2,377	45,805
Fortress Biotech, Inc.*	5,875	16,391
Foundation Medicine, Inc.*	11,951	251,688
Galectin Therapeutics, Inc.*	3,479	5,706
Galena Biopharma, Inc.*	27,655	40,653
Genocea Biosciences, Inc.*	3,694	19,467
Genomic Health, Inc.*	15,340	539,968
GenVec, Inc.*	2,984	5,491
Geron Corp.*	26,986	130,612
GlycoMimetics, Inc.*	1,613	9,226
GTx, Inc.*	12,001	8,401
Heat Biologics, Inc.*	1,034	2,523
Heron Therapeutics, Inc.*	4,986	133,126
Histogenics Corp.*	979	3,426
Idera Pharmaceuticals, Inc.*	14,602	45,120
Ignyta, Inc.*	3,667	49,138
Immune Design Corp.*	1,935	38,855
Immune Pharmaceuticals, Inc.*	3,245	2,372
Immunomedics, Inc.*	16,486	50,612
Infinity Pharmaceuticals, Inc.*	8,374	65,736
Inotek Pharmaceuticals Corp.*	1,262	14,298
Inovio Pharmaceuticals, Inc.*	12,255	82,354
Invitae Corp.*	1,337	10,977
IsoRay, Inc.*	9,825	9,211
Karyopharm Therapeutics, Inc.*	3,943	52,245
Kindred Biosciences, Inc.*	2,258	7,677
La Jolla Pharmaceutical Co.*	2,352	63,504
Lion Biotechnologies, Inc.*	7,696	59,413
Loxo Oncology, Inc.*	1,331	37,867
MacroGenics, Inc.*	5,373	166,402
Medgenics, Inc.*	3,803	22,894
MediciNova, Inc.*	4,630	16,436
MEI Pharma, Inc.*	5,628	9,005
Minerva Neurosciences, Inc.*	2,334	14,167
Mirati Therapeutics, Inc.*	1,962	61,999
Mirna Therapeutics, Inc.*	1,187	7,419
NanoViricides, Inc.*	7,495	8,844
Navidea Biopharmaceuticals, Inc.*	25,747	34,244
Neothetics, Inc.*	2,378	3,305
NephroGenex, Inc.*	813	1,301
Neuralstem, Inc.*	12,481	12,855
Nivalis Therapeutics, Inc.*	867	6,711
Northwest Biotherapeutics, Inc.*	7,993	25,578
Ocata Therapeutics, Inc.*	7,165	60,329
Ohr Pharmaceutical, Inc.*	4,761	29,233
OncoGenex Pharmaceuticals, Inc.*	5,238	6,338
OncoMed Pharmaceuticals, Inc.*	2,891	65,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Onconova Therapeutics, Inc.*	2,119	$2,027
Oncothyreon, Inc.*	16,233	36,037
OpGen, Inc.*	422	806
Ophthotech Corp.*	10,994	863,359
Orexigen Therapeutics, Inc.*	17,465	30,040
Organovo Holdings, Inc.*	15,542	38,700
Osiris Therapeutics, Inc.	3,262	33,860
Otonomy, Inc.*	2,523	70,013
OvaScience, Inc.*	4,008	39,158
OXiGENE, Inc.*	4,577	3,404
Peregrine Pharmaceuticals, Inc.*	34,201	40,015
Pfenex, Inc.*	2,790	34,540
PharmAthene, Inc.*	10,193	19,367
Progenics Pharmaceuticals, Inc.*	11,894	72,910
Proteon Therapeutics, Inc.*	1,366	21,187
Raptor Pharmaceutical Corp.*	13,740	71,448
Recro Pharma, Inc.*	826	7,434
REGENXBIO, Inc.*	1,233	20,468
Regulus Therapeutics, Inc.*	4,832	42,135
Rigel Pharmaceuticals, Inc.*	15,067	45,653
Sage Therapeutics, Inc.*	13,547	789,790
Sarepta Therapeutics, Inc.*	18,522	714,579
Seres Therapeutics, Inc.*	9,652	338,689
Sorrento Therapeutics, Inc.*	4,849	42,235
Spark Therapeutics, Inc.*	10,730	486,176
Spectrum Pharmaceuticals, Inc.*	11,448	69,031
Stemline Therapeutics, Inc.*	2,770	17,479
Strongbridge Biopharma plc*	1,331	10,116
Sunesis Pharmaceuticals, Inc.*	11,319	10,159
Synergy Pharmaceuticals, Inc.*	100,517	569,931
Synta Pharmaceuticals Corp.*	16,286	5,733
Synthetic Biologics, Inc.*	10,781	24,688
T2 Biosystems, Inc.*	1,617	17,690
Tenax Therapeutics, Inc.*	3,802	12,471
TetraLogic Pharmaceuticals Corp.*	1,485	2,569
TG Therapeutics, Inc.*	6,035	71,998
Threshold Pharmaceuticals, Inc.*	10,924	5,242
Tobira Therapeutics, Inc.*	402	4,040
Tokai Pharmaceuticals, Inc.*	1,687	14,711
Tonix Pharmaceuticals Holding Corp.*	3,261	25,012
Tracon Pharmaceuticals, Inc.*	609	5,627
Trevena, Inc.*	5,432	57,036
Trovagene, Inc.*	5,100	27,540
Vanda Pharmaceuticals, Inc.*	7,143	66,501
VBI Vaccines, Inc.*	1,219	2,877
Verastem, Inc.*	5,587	10,392
Vericel Corp.*	4,244	10,950
Versartis, Inc.*	3,843	47,615
Viking Therapeutics, Inc.*	327	1,115
Vitae Pharmaceuticals, Inc.*	2,268	41,051
Vital Therapies, Inc.*	2,868	33,039
Voyager Therapeutics, Inc.*	980	21,462
vTv Therapeutics, Inc., Class A*	1,088	7,409
XBiotech, Inc.*	667	7,250
Xencor, Inc.*	4,858	71,024
XOMA Corp.*	15,587	20,731
Zafgen, Inc.*	2,926	18,405

		14,068,984

Health Care Equipment & Supplies (7.7%)
Accuray, Inc.*	13,479	$90,983
Alliqua BioMedical, Inc.*	3,355	7,180
Alphatec Holdings, Inc.*	10,533	3,161
AngioDynamics, Inc.*	4,306	52,275
Anika Therapeutics, Inc.*	2,499	95,362
Antares Pharma, Inc.*	26,445	31,998
Atossa Genetics, Inc.*	3,682	1,178
AtriCure, Inc.*	29,139	653,879
Atrion Corp.	242	92,250
Avinger, Inc.*	1,059	24,050
AxoGen, Inc.*	3,923	19,615
Bellerophon Therapeutics, Inc.*	846	2,504
Biolase, Inc.*	9,196	7,735
Bovie Medical Corp.*	4,801	10,082
Capnia, Inc.*	326	603
Cardiovascular Systems, Inc.*	5,410	81,799
CAS Medical Systems, Inc.*	5,033	8,908
Cerus Corp.*	16,280	102,890
Chembio Diagnostics, Inc.*	1,805	9,621
Cogentix Medical, Inc.*	3,962	5,111
ConforMIS, Inc.*	1,765	30,517
Corindus Vascular Robotics, Inc.*	3,978	12,769
CryoLife, Inc.	4,366	47,066
Cutera, Inc.*	2,482	31,745
Cynosure, Inc., Class A*	3,780	168,853
CytoSorbents Corp.*	2,591	14,432
Derma Sciences, Inc.*	3,882	17,741
EndoChoice Holdings, Inc.*	1,179	9,845
Endologix, Inc.*	43,961	435,214
Entellus Medical, Inc.*	947	15,966
EnteroMedics, Inc.*	17,454	2,271
ERBA Diagnostics, Inc.*	1,321	1,836
Exactech, Inc.*	1,743	31,635
FONAR Corp.*	1,074	18,537
GenMark Diagnostics, Inc.*	7,193	55,818
Glaukos Corp.*	31,509	777,957
Inogen, Inc.*	12,890	516,760
Invacare Corp.	5,523	96,045
InVivo Therapeutics Holdings Corp.*	4,536	32,659
Invuity, Inc.*	850	7,497
iRadimed Corp.*	498	13,959
Iridex Corp.*	1,153	10,711
K2M Group Holdings, Inc.*	15,587	307,687
Kewaunee Scientific Corp.	362	6,440
Lantheus Holdings, Inc.*	2,074	7,010
LDR Holding Corp.*	12,711	319,173
LeMaitre Vascular, Inc.	2,033	35,069
Lombard Medical, Inc.*	2,008	2,711
Medovex Corp.*	222	246
Merit Medical Systems, Inc.*	7,510	139,611
Misonix, Inc.*	951	8,930
Nevro Corp.*	16,610	1,121,341
NxStage Medical, Inc.*	54,272	1,189,100
OncoSec Medical, Inc.*	2,633	6,240
OraSure Technologies, Inc.*	9,634	62,043
Orthofix International N.V.*	3,201	125,511
Oxford Immunotec Global plc*	3,442	39,583
Penumbra, Inc.*	15,175	816,567
PhotoMedex, Inc.*	2,769	1,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Presbia plc*	609	$3,203
Retractable Technologies, Inc.*	1,806	5,599
Rockwell Medical, Inc.*	8,580	87,859
Roka Bioscience, Inc.*	1,027	1,263
RTI Surgical, Inc.*	9,804	38,922
Second Sight Medical Products, Inc.*	1,952	11,497
Sientra, Inc.*	1,480	8,762
Span-America Medical Systems, Inc.	414	8,218
STAAR Surgical Co.*	6,649	47,474
Stereotaxis, Inc.*	3,086	2,294
Sunshine Heart, Inc.*	3,109	4,197
SurModics, Inc.*	2,224	45,081
Symmetry Surgical, Inc.*	1,829	16,827
Tandem Diabetes Care, Inc.*	3,016	35,619
TearLab Corp.*	5,377	7,474
TransEnterix, Inc.*	7,845	19,456
TriVascular Technologies, Inc.*	1,639	10,899
Unilife Corp.*	20,562	10,180
Utah Medical Products, Inc.	641	37,524
Vascular Solutions, Inc.*	2,945	101,279
Veracyte, Inc.*	2,395	17,244
Vermillion, Inc.*	4,390	7,902
Zeltiq Aesthetics, Inc.*	33,516	956,212
Zosano Pharma Corp.*	799	1,782

		9,326,292

Health Care Providers & Services (1.9%)
AAC Holdings, Inc.*	1,359	25,903
Aceto Corp.	4,966	133,983
AdCare Health Systems, Inc.	2,632	6,554
Addus HomeCare Corp.*	1,117	26,004
Alliance HealthCare Services, Inc.*	936	8,592
Almost Family, Inc.*	1,228	46,946
BioScrip, Inc.*	11,760	20,580
BioTelemetry, Inc.*	4,619	53,950
Civitas Solutions, Inc.*	1,998	57,522
Cross Country Healthcare, Inc.*	5,489	89,965
Digirad Corp.	3,380	19,570
Diversicare Healthcare Services, Inc.	556	4,531
Five Star Quality Care, Inc.*	7,539	23,974
Genesis Healthcare, Inc.*	6,266	21,743
HealthEquity, Inc.*	20,896	523,863
Healthways, Inc.*	5,300	68,211
InfuSystems Holdings, Inc.*	3,392	10,346
Joint Corp.*	907	5,415
Landauer, Inc.	1,633	53,758
LHC Group, Inc.*	2,220	100,544
National Research Corp., Class A	1,704	27,332
Nobilis Health Corp.*	5,712	16,108
PharMerica Corp.*	5,184	181,440
Providence Service Corp.*	2,333	109,464
Psychemedics Corp.	958	9,714
RadNet, Inc.*	5,885	36,369
Sharps Compliance Corp.*	2,153	18,731
Teladoc, Inc.*	24,659	442,876
Triple-S Management Corp., Class B*	4,123	98,581
Trupanion, Inc.*	2,799	27,318
U.S. Physical Therapy, Inc.	2,115	113,533
USMD Holdings, Inc.*	184	1,367

		2,384,787

Health Care Technology (1.1%)
Computer Programs & Systems, Inc.	1,929	$95,968
Connecture, Inc.*	1,123	4,054
Evolent Health, Inc., Class A*	23,251	281,570
HealthStream, Inc.*	4,307	94,754
HTG Molecular Diagnostics, Inc.*	593	2,585
Icad, Inc.*	2,276	11,767
Imprivata, Inc.*	1,556	17,583
Press Ganey Holdings, Inc.*	23,607	744,801
Simulations Plus, Inc.	1,813	17,967
Streamline Health Solutions, Inc.*	3,091	4,358
Vocera Communications, Inc.*	4,395	53,619

		1,329,026

Life Sciences Tools & Services (1.9%)
Affymetrix, Inc.*	13,212	133,309
Albany Molecular Research, Inc.*	4,266	84,680
Enzo Biochem, Inc.*	6,529	29,380
Fluidigm Corp.*	28,733	310,604
Harvard Bioscience, Inc.*	5,838	20,258
NanoString Technologies, Inc.*	2,294	33,745
NeoGenomics, Inc.*	9,147	71,987
Pacific Biosciences of California, Inc.*	121,232	1,591,776
pSivida Corp.*	4,895	23,594
Sequenom, Inc.*	20,186	33,105
Transgenomic, Inc.*	2,034	2,176

		2,334,614

Pharmaceuticals (3.5%)
AcelRx Pharmaceuticals, Inc.*	5,867	22,588
Achaogen, Inc.*	3,196	18,345
Aclaris Therapeutics, Inc.*	978	26,347
Adamis Pharmaceuticals Corp.*	2,313	12,490
Aerie Pharmaceuticals, Inc.*	3,500	85,225
Agile Therapeutics, Inc.*	1,842	17,978
Alimera Sciences, Inc.*	5,207	12,601
Amphastar Pharmaceuticals, Inc.*	5,425	77,198
Ampio Pharmaceuticals, Inc.*	7,638	26,733
ANI Pharmaceuticals, Inc.*	1,346	60,738
Aoxing Pharmaceutical Co., Inc.*	6,847	4,574
Apricus Biosciences, Inc.*	8,971	8,881
Aradigm Corp.*	1,598	6,344
Aratana Therapeutics, Inc.*	5,063	28,252
Assembly Biosciences, Inc.*	2,458	18,460
Biodel, Inc.*	10,113	3,465
BioDelivery Sciences International, Inc.*	7,902	37,851
Bio-Path Holdings, Inc.*	15,369	19,211
Carbylan Therapeutics, Inc.*	2,238	8,102
Collegium Pharmaceutical, Inc.*	1,140	31,350
ContraVir Pharmaceuticals, Inc.*	3,934	6,058
Corcept Therapeutics, Inc.*	10,580	52,688
Corium International, Inc.*	1,834	14,892
Cumberland Pharmaceuticals, Inc.*	1,900	9,994
Cymabay Therapeutics, Inc.*	3,566	6,027
Dermira, Inc.*	2,653	91,820
Dipexium Pharmaceuticals, Inc.*	893	10,002
Durect Corp.*	19,244	42,529
Egalet Corp.*	2,279	25,115
Endocyte, Inc.*	6,491	26,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Evoke Pharma, Inc.*	489	$1,614
Flex Pharma, Inc.*	970	12,077
Foamix Pharmaceuticals Ltd.*	3,871	31,394
Heska Corp.*	984	38,061
Imprimis Pharmaceuticals, Inc.*	1,211	8,392
Intersect ENT, Inc.*	2,810	63,225
Intra-Cellular Therapies, Inc.*	26,231	1,410,965
Jaguar Animal Health, Inc.*	469	1,055
Juniper Pharmaceuticals, Inc.*	1,848	19,034
KemPharm, Inc.*	987	19,602
Lipocine, Inc.*	2,629	33,993
Marinus Pharmaceuticals, Inc.*	875	6,685
MyoKardia, Inc.*	1,067	15,642
Neos Therapeutics, Inc.*	981	14,048
Ocera Therapeutics, Inc.*	2,386	7,444
Ocular Therapeutix, Inc.*	2,565	24,034
Omeros Corp.*	6,460	101,616
Pain Therapeutics, Inc.*	6,607	11,562
Paratek Pharmaceuticals, Inc.*	2,085	39,552
Pernix Therapeutics Holdings, Inc.*	7,519	22,181
POZEN, Inc.*	4,958	33,863
Repros Therapeutics, Inc.*	4,324	5,232
Revance Therapeutics, Inc.*	28,007	956,719
SciClone Pharmaceuticals, Inc.*	8,488	78,090
SCYNEXIS, Inc.*	2,041	12,675
Sucampo Pharmaceuticals, Inc., Class A*	4,244	73,379
Supernus Pharmaceuticals, Inc.*	5,862	78,785
Teligent, Inc.*	7,059	62,825
Theravance Biopharma, Inc.*	4,876	79,918
VIVUS, Inc.*	17,745	18,100
XenoPort, Inc.*	10,027	55,048
Zogenix, Inc.*	4,211	62,070
Zynerba Pharmaceuticals, Inc.*	596	6,002

		4,216,769

Total Health Care		33,660,472

Industrials (8.2%)
Aerospace & Defense (1.3%)
Aerovironment, Inc.*	29,751	876,762
Air Industries Group	1,323	10,478
American Science & Engineering, Inc.	1,260	52,139
API Technologies Corp.*	3,708	5,117
Arotech Corp.*	3,606	7,356
Astronics Corp.*	8,736	355,643
Astrotech Corp.*	2,874	4,397
Breeze-Eastern Corp.*	667	13,207
CPI Aerostructures, Inc.*	1,523	14,819
Ducommun, Inc.*	1,888	30,623
Innovative Solutions & Support, Inc.*	2,181	6,020
KEYW Holding Corp.*	5,719	34,428
Kratos Defense & Security Solutions, Inc.*	7,719	31,648
LMI Aerospace, Inc.*	1,853	18,660
National Presto Industries, Inc.	827	68,525
SIFCO Industries, Inc.*	440	4,180
Sparton Corp.*	1,694	33,863
Vectrus, Inc.*	1,799	37,581

		1,605,446

Air Freight & Logistics (0.2%)
Air T., Inc.*	295	$7,219
Air Transport Services Group, Inc.*	8,976	90,478
Echo Global Logistics, Inc.*	5,054	103,051
Park-Ohio Holdings Corp.	1,497	55,060
Radiant Logistics, Inc.*	5,368	18,412

		274,220

Airlines (0.0%)
Republic Airways Holdings, Inc.*	8,675	34,093

Building Products (1.7%)
Alpha Pro Tech Ltd.*	2,302	4,028
American Woodmark Corp.*	11,209	896,496
Builders FirstSource, Inc.*	61,999	686,949
Gibraltar Industries, Inc.*	5,283	134,400
Insteel Industries, Inc.	3,147	65,835
Patrick Industries, Inc.*	2,172	94,482
PGT, Inc.*	8,148	92,806
Quanex Building Products Corp.	5,775	120,409
Tecogen, Inc.*	1,409	4,931

		2,100,336

Commercial Services & Supplies (0.6%)
Acme United Corp.	416	7,072
AMREP Corp.*	548	2,384
Aqua Metals, Inc.*	1,218	6,492
ARC Document Solutions, Inc.*	6,961	30,768
Casella Waste Systems, Inc., Class A*	6,739	40,299
CECO Environmental Corp.	4,969	38,162
Cenveo, Inc.*	10,333	9,004
Civeo Corp.*	18,321	26,016
Ecology and Environment, Inc., Class A	445	4,552
Ennis, Inc.	4,412	84,931
Fuel Tech, Inc.*	3,024	5,715
Heritage-Crystal Clean, Inc.*	2,138	22,663
Hudson Technologies, Inc.*	4,561	13,546
InnerWorkings, Inc.*	6,331	47,483
Intersections, Inc.*	1,265	3,631
Kimball International, Inc., Class B	5,873	57,379
MagneGas Corp.*	5,820	9,370
NL Industries, Inc.*	1,236	3,757
Performant Financial Corp.*	6,113	10,942
Perma-Fix Environmental Services*	2,052	7,675
Quest Resource Holding Corp.*	4,205	2,817
SP Plus Corp.*	2,859	68,330
Team, Inc.*	3,545	113,298
TRC Cos., Inc.*	2,916	26,973
Versar, Inc.*	1,471	4,545
Viad Corp.	3,421	96,575
Virco Manufacturing Corp.*	2,529	8,422
Wilhelmina International, Inc.*	233	1,657

		754,458

Construction & Engineering (0.9%)
Ameresco, Inc., Class A*	3,434	21,462
Argan, Inc.	2,209	71,572
Comfort Systems USA, Inc.	26,528	753,926

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Furmanite Corp.*	6,458	$43,010
Goldfield Corp.*	4,451	6,899
Great Lakes Dredge & Dock Corp.*	10,320	40,867
HC2 Holdings, Inc.*	3,442	18,208
Integrated Electrical Services, Inc.*	1,486	16,450
Layne Christensen Co.*	3,434	18,063
MYR Group, Inc.*	3,565	73,475
Northwest Pipe Co.*	1,642	18,374
NV5 Global, Inc.*	875	19,232
Orion Marine Group, Inc.*	4,840	20,183
Sterling Construction Co., Inc.*	3,235	19,669

		1,141,390

Electrical Equipment (0.7%)
Active Power, Inc.*	3,347	4,351
Allied Motion Technologies, Inc.	1,062	27,803
American Electric Technologies, Inc.*	793	1,657
American Superconductor Corp.*	1,959	12,479
Blue Earth, Inc.*	11,344	5,672
Broadwind Energy, Inc.*	2,493	5,185
Energous Corp.*	1,932	15,282
Energy Focus, Inc.*	1,265	17,394
Enphase Energy, Inc.*	4,895	17,182
Espey Manufacturing & Electronics Corp.	369	9,601
FuelCell Energy, Inc.*	3,718	18,439
Global Power Equipment Group, Inc.	3,080	10,718
Ideal Power, Inc.*	1,480	11,840
LSI Industries, Inc.	3,681	44,871
Orion Energy Systems, Inc.*	4,950	10,742
Plug Power, Inc.*	29,605	62,467
Powell Industries, Inc.	1,542	40,138
Power Solutions International, Inc.*	794	14,491
PowerSecure International, Inc.*	3,824	57,551
Preformed Line Products Co.	453	19,071
Revolution Lighting Technologies, Inc.*	9,007	7,161
SL Industries, Inc.*	514	16,386
Sunrun, Inc.*	26,786	315,271
TCP International Holdings Ltd.*	1,271	1,227
Ultralife Corp.*	1,959	12,655
Vicor Corp.*	2,823	25,746

		785,380

Machinery (1.5%)
Accuride Corp.*	6,785	11,263
Alamo Group, Inc.	1,646	85,757
ARC Group Worldwide, Inc.*	1,503	2,480
Blount International, Inc.*	8,305	81,472
Blue Bird Corp.*	926	9,390
Columbus McKinnon Corp.	3,418	64,600
Commercial Vehicle Group, Inc.*	5,335	14,725
Douglas Dynamics, Inc.	3,799	80,045
Dynamic Materials Corp.	2,518	17,601
Eastern Co.	1,099	20,606
Energy Recovery, Inc.*	5,847	41,338
ExOne Co.*	1,792	17,992
Federal Signal Corp.	10,641	168,660

FreightCar America, Inc.	2,095	$40,706
Gencor Industries, Inc.*	891	10,068
Global Brass & Copper Holdings, Inc.	3,669	78,150
Graham Corp.	1,730	29,099
Hardinge, Inc.	2,278	21,231
Hurco Cos., Inc.	1,140	30,278
Jason Industries, Inc.*	3,153	11,918
Kadant, Inc.	1,869	75,900
Key Technology, Inc.*	833	8,638
L.B. Foster Co., Class A	1,775	24,246
L.S. Starrett Co., Class A	1,241	12,062
Lydall, Inc.*	2,903	102,998
Manitex International, Inc.*	2,657	15,809
MFRI, Inc.*	1,069	6,991
Miller Industries, Inc.	1,933	42,101
NN, Inc.	4,578	72,973
Omega Flex, Inc.	510	16,835
RBC Bearings, Inc.*	7,068	456,522
Supreme Industries, Inc., Class A	2,215	15,173
Titan International, Inc.	7,388	29,109
Twin Disc, Inc.	1,490	15,675
Xerium Technologies, Inc.*	1,916	22,705

		1,755,116

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	3,868	13,615
Golden Ocean Group Ltd.*	11,428	12,228
Navios Maritime Holdings, Inc.	13,865	24,264
Pangaea Logistics Solutions Ltd.*	505	1,343
Rand Logistics, Inc.*	2,713	4,341
Safe Bulkers, Inc.	6,706	5,432
Scorpio Bulkers, Inc.*	4,779	47,269
Ultrapetrol Bahamas Ltd.*	3,454	363

		108,855

Professional Services (0.7%)
Acacia Research Corp.	8,711	37,370
Barrett Business Services, Inc.	1,219	53,075
CBIZ, Inc.*	8,451	83,327
CDI Corp.	2,538	17,157
CRA International, Inc.*	1,568	29,243
Franklin Covey Co.*	2,103	35,204
General Employment Enterprises, Inc.*	273	1,622
GP Strategies Corp.*	2,227	55,920
Heidrick & Struggles International, Inc.	3,126	85,090
Hill International, Inc.*	6,493	25,193
Hudson Global, Inc.*	4,154	12,130
IDI, Inc.*	1,748	12,830
Kelly Services, Inc., Class A	5,079	82,026
Luna Innovations, Inc.*	4,317	4,662
Marathon Patent Group, Inc.*	2,026	3,242
Mastech Holdings, Inc.*	264	1,930
Mistras Group, Inc.*	2,858	54,559
Pendrell Corp.*	29,717	14,891
RCM Technologies, Inc.	1,691	9,300
Resources Connection, Inc.	6,409	104,723
Volt Information Sciences, Inc.*	1,691	13,765
VSE Corp.	711	44,210
Willdan Group, Inc.*	1,204	10,090

		791,559

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Road & Rail (0.2%)
Celadon Group, Inc.	4,664	$46,127
Covenant Transportation Group, Inc., Class A*	2,003	37,837
P.A.M. Transportation Services, Inc.*	542	14,954
Patriot Transportation Holding, Inc.*	430	9,976
Providence and Worcester Railroad Co.	616	8,525
Universal Truckload Services, Inc.	1,365	19,164
USA Truck, Inc.*	1,698	29,630
YRC Worldwide, Inc.*	5,587	79,224

		245,437

Trading Companies & Distributors (0.3%)
BlueLinx Holdings, Inc.*	6,552	3,472
BMC Stock Holdings, Inc.*	6,366	106,630
CAI International, Inc.*	2,947	29,706
DXP Enterprises, Inc.*	2,143	48,860
Empire Resources, Inc.	865	3,209
Erickson, Inc.*	1,049	2,161
General Finance Corp.*	1,615	6,444
Houston Wire & Cable Co.	2,924	15,439
Huttig Building Products, Inc.*	3,654	13,885
Lawson Products, Inc.*	991	23,140
Neff Corp., Class A*	1,798	13,773
Real Industry, Inc.*	4,187	33,622
Titan Machinery, Inc.*	2,954	32,287
Transcat, Inc.*	1,206	11,988
Willis Lease Finance Corp.*	932	18,733

		363,349

Total Industrials		9,959,639

Information Technology (23.8%)
Communications Equipment (1.4%)
Aerohive Networks, Inc.*	4,101	20,956
Alliance Fiber Optic Products, Inc.*	2,482	37,627
Applied Optoelectronics, Inc.*	20,396	349,995
Aviat Networks, Inc.*	9,643	7,404
Bel Fuse, Inc., Class B	1,770	30,603
Black Box Corp.	2,628	25,045
CalAmp Corp.*	6,181	123,187
Calix, Inc.*	7,587	59,710
Clearfield, Inc.*	1,931	25,895
ClearOne, Inc.	1,126	14,559
Communications Systems, Inc.	1,353	10,513
Comtech Telecommunications Corp.	2,773	55,710
Digi International, Inc.*	4,264	48,524
Emcore Corp.*	3,365	20,627
Extreme Networks, Inc.*	17,085	69,707
Harmonic, Inc.*	15,118	61,530
Infosonics Corp.*	1,624	2,566
KVH Industries, Inc.*	2,763	26,027
MRV Communications, Inc.*	968	11,810
Network-1 Technologies, Inc.*	2,321	4,874
Novatel Wireless, Inc.*	6,688	11,169
Numerex Corp., Class A*	2,552	16,384
Oclaro, Inc.*	16,693	58,092

PC-Tel, Inc.	3,296	$14,997
RELM Wireless Corp.*	1,523	6,001
Ruckus Wireless, Inc.*	41,646	446,029
ShoreTel, Inc.*	11,017	97,500
Sonus Networks, Inc.*	8,439	60,170
TESSCO Technologies, Inc.	1,019	19,840
Westell Technologies, Inc., Class A*	8,166	10,289
Zhone Technologies, Inc.*	4,377	4,377

		1,751,717

Electronic Equipment, Instruments & Components (1.1%)
Agilysys, Inc.*	2,680	26,773
Applied DNA Sciences, Inc.*	3,247	10,520
Checkpoint Systems, Inc.	7,189	45,075
ClearSign Combustion Corp.*	1,986	9,632
Control4 Corp.*	3,564	25,910
CPS Technologies Corp.*	1,140	3,363
CTS Corp.	5,665	99,931
CUI Global, Inc.*	3,560	25,062
Daktronics, Inc.	6,562	57,221
Digital Ally, Inc.*	547	3,457
DTS, Inc.*	3,018	68,146
Electro Rent Corp.	2,852	26,238
Electro Scientific Industries, Inc.*	4,451	23,101
eMagin Corp.*	2,655	3,690
ePlus, Inc.*	958	89,343
Frequency Electronics, Inc.*	1,204	12,787
GSI Group, Inc.*	5,882	80,113
ID Systems, Inc.*	2,023	9,306
Identiv, Inc.*	1,563	3,110
IEC Electronics Corp.*	1,534	5,001
IntriCon Corp.*	950	7,201
Iteris, Inc.*	4,821	10,365
Kemet Corp.*	7,831	18,559
Key Tronic Corp.*	1,853	14,083
Kimball Electronics, Inc.*	4,991	54,851
LoJack Corp.*	3,183	17,697
LRAD Corp.*	5,620	11,184
Maxwell Technologies, Inc.*	5,431	38,777
Mercury Systems, Inc.*	5,837	107,167
Mesa Laboratories, Inc.	493	49,054
MicroVision, Inc.*	8,071	23,083
MOCON, Inc.	1,025	14,904
Multi-Fineline Electronix, Inc.*	1,553	32,116
Napco Security Technologies, Inc.*	2,013	11,877
Neonode, Inc.*	5,940	15,028
PAR Technology Corp.*	1,660	11,172
Park Electrochemical Corp.	3,480	52,409
PC Connection, Inc.	1,826	41,341
PCM, Inc.*	1,687	16,752
Perceptron, Inc.*	1,659	12,924
RadiSys Corp.*	6,513	18,041
Research Frontiers, Inc.*	3,679	19,168
RF Industries Ltd.	1,426	6,260
Richardson Electronics Ltd.	1,884	10,682
SigmaTron International, Inc.*	683	5,143
Uni-Pixel, Inc.*	2,338	1,213
Vishay Precision Group, Inc.*	2,160	24,451
Wayside Technology Group, Inc.	697	12,783
Wireless Telecom Group, Inc.*	3,605	6,201

		1,292,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (8.2%)
Amber Road, Inc.*	3,130	$15,932
Angie’s List, Inc.*	7,476	69,901
Apigee Corp.*	75,723	608,056
Appfolio, Inc., Class A*	28,909	422,071
ARI Network Services, Inc.*	2,424	10,908
Autobytel, Inc.*	1,540	34,742
Bazaarvoice, Inc.*	10,419	45,635
Benefitfocus, Inc.*	21,419	779,437
Blucora, Inc.*	6,984	68,443
Brightcove, Inc.*	5,560	34,472
Carbonite, Inc.*	3,101	30,390
Care.com, Inc.*	3,276	23,456
ChannelAdvisor Corp.*	3,701	51,259
Cvent, Inc.*	31,673	1,105,704
Demand Media, Inc.*	1,923	10,576
Determine, Inc.*	1,380	3,574
DHI Group, Inc.*	7,590	69,600
EarthLink Holdings Corp.	17,590	130,694
eGain Corp.*	2,729	11,707
Everyday Health, Inc.*	3,691	22,220
Five9, Inc.*	4,055	35,278
Global Sources Ltd.*	2,761	21,536
Gogo, Inc.*	56,550	1,006,590
GTT Communications, Inc.*	4,166	71,072
Hortonworks, Inc.*	15,089	330,449
Instructure, Inc.*	32,571	678,128
Internap Corp.*	9,388	60,083
Intralinks Holdings, Inc.*	6,860	62,220
Inuvo, Inc.*	3,306	8,926
iPass, Inc.*	10,152	10,152
Limelight Networks, Inc.*	10,418	15,210
Liquidity Services, Inc.*	4,162	27,053
Live Ventures, Inc.*	1,825	2,665
LivePerson, Inc.*	9,741	65,752
Marchex, Inc., Class B	5,732	22,297
Marin Software, Inc.*	5,116	18,315
MaxPoint Interactive, Inc.*	1,131	1,934
MeetMe, Inc.*	6,478	23,191
MINDBODY, Inc., Class A*	1,221	18,474
Monster Worldwide, Inc.*	15,531	88,993
Onvia, Inc.*	700	2,604
OPOWER, Inc.*	4,464	47,140
Professional Diversity Network, Inc.*	779	390
Q2 Holdings, Inc.*	35,156	927,064
QuinStreet, Inc.*	6,090	26,126
Qumu Corp.*	1,537	4,165
RealNetworks, Inc.*	4,102	17,434
Reis, Inc.	1,456	34,551
Remark Media, Inc.*	1,834	9,500
Rightside Group Ltd.*	2,520	20,916
Rocket Fuel, Inc.*	4,596	16,040
SciQuest, Inc.*	4,712	61,115
SharpSpring, Inc.*	711	2,261
Spark Networks, Inc.*	3,360	12,936
Stamps.com, Inc.*	5,776	633,107
Support.com, Inc.*	9,752	9,850
Synacor, Inc.*	3,846	6,731
TechTarget, Inc.*	3,351	26,909
Textura Corp.*	16,161	348,754
TheStreet, Inc.	5,877	8,816

Travelzoo, Inc.*	1,256	$10,513
Tremor Video, Inc.*	6,997	14,414
TrueCar, Inc.*	87,554	835,265
United Online, Inc.*	2,564	30,230
Viggle, Inc.*	1,352	487
Wix.com Ltd.*	27,471	624,965
Xactly Corp.*	1,325	11,302
XO Group, Inc.*	4,516	72,527
YuMe, Inc.*	4,685	16,444

		9,949,651

IT Services (1.5%)
6D Global Technologies, Inc.*†	3,249	7,091
Cartesian, Inc.*	1,245	2,739
Cass Information Systems, Inc.	1,958	100,759
Ciber, Inc.*	13,500	47,385
Computer Task Group, Inc.	2,728	18,059
Datalink Corp.*	3,523	23,956
Edgewater Technology, Inc.*	1,547	12,391
Everi Holdings, Inc.*	11,244	49,361
Forrester Research, Inc.	1,712	48,758
Hackett Group, Inc.	4,088	65,694
Higher One Holdings, Inc.*	7,134	23,114
Information Services Group, Inc.	5,731	20,746
Innodata, Inc.*	4,323	12,321
InterCloud Systems, Inc.*	3,041	3,041
JetPay Corp.*	1,105	3,006
Lionbridge Technologies, Inc.*	11,003	54,025
Luxoft Holding, Inc.*	12,948	998,679
Mattersight Corp.*	2,839	18,624
ModusLink Global Solutions, Inc.*	6,676	16,557
MoneyGram International, Inc.*	4,998	31,337
NCI, Inc., Class A	942	12,858
Perficient, Inc.*	6,047	103,525
PFSweb, Inc.*	2,062	26,538
Planet Payment, Inc.*	7,997	24,391
PRGX Global, Inc.*	4,252	15,817
ServiceSource International, Inc.*	10,061	46,381
StarTek, Inc.*	2,105	7,536
Sysorex Global Holdings Corp.*	2,000	1,142
WidePoint Corp.*	14,626	10,165

		1,805,996

Semiconductors & Semiconductor Equipment (3.6%)
Aehr Test Systems*	1,507	2,833
Alpha & Omega Semiconductor Ltd.*	3,285	30,189
Amtech Systems, Inc.*	2,141	13,403
Applied Micro Circuits Corp.*	13,821	88,040
Axcelis Technologies, Inc.*	19,393	50,228
AXT, Inc.*	5,849	14,506
Cascade Microtech, Inc.*	2,325	37,781
CEVA, Inc.*	3,517	82,157
Cohu, Inc.	4,427	53,434
CVD Equipment Corp.*	895	9,022
CyberOptics Corp.*	1,223	9,356
DSP Group, Inc.*	3,830	36,155
Exar Corp.*	6,717	41,175
FormFactor, Inc.*	9,832	88,488
GigOptix, Inc.*	5,977	18,170
GSI Technology, Inc.*	3,348	12,455
Inphi Corp.*	44,855	1,211,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Intermolecular, Inc.*	8,528	$19,785
inTEST Corp.*	1,308	5,533
IXYS Corp.	4,237	53,513
Kopin Corp.*	11,390	30,981
Mattson Technology, Inc.*	12,795	45,166
MaxLinear, Inc., Class A*	71,166	1,048,275
MoSys, Inc.*	11,415	12,442
Nanometrics, Inc.*	4,098	62,044
NeoPhotonics Corp.*	4,772	51,824
NVE Corp.	828	46,517
PDF Solutions, Inc.*	4,616	50,037
Photronics, Inc.*	11,338	141,158
Pixelworks, Inc.*	4,613	10,979
QuickLogic Corp.*	9,969	11,265
Rubicon Technology, Inc.*	4,305	4,908
Rudolph Technologies, Inc.*	5,453	77,542
Sevcon, Inc.*	514	5,387
Sigma Designs, Inc.*	6,045	38,204
Silicon Motion Technology Corp. (ADR)	23,873	748,657
Solar3D, Inc.*	2,916	10,789
Ultra Clean Holdings, Inc.*	5,408	27,689
Ultratech, Inc.*	4,711	93,372
Xcerra Corp.*	9,320	56,386

		4,451,827

Software (7.2%)
A10 Networks, Inc.*	5,794	38,009
American Software, Inc., Class A	4,270	43,469
Asure Software, Inc.*	751	3,387
Aware, Inc.*	2,621	8,544
BroadSoft, Inc.*	21,871	773,359
BSQUARE Corp.*	2,028	12,351
Callidus Software, Inc.*	61,985	1,151,061
Code Rebel Corp.*	180	482
Covisint Corp.*	6,913	17,282
Datawatch Corp.*	1,677	10,028
Digimarc Corp.*	1,306	47,682
Digital Turbine, Inc.*	8,645	11,498
EnerNOC, Inc.*	4,626	17,810
Epiq Systems, Inc.	5,522	72,173
Evolving Systems, Inc.	1,427	7,849
Exa Corp.*	2,172	25,217
FalconStor Software, Inc.*	5,979	11,241
Gigamon, Inc.*	31,270	830,844
GlobalSCAPE, Inc.	2,326	9,211
Globant S.A.*	28,624	1,073,686
Glu Mobile, Inc.*	20,545	49,924
Guidance Software, Inc.*	3,373	20,305
Jive Software, Inc.*	7,975	32,538
Materialise N.V. (ADR)*	83,114	586,785
Mind CTI Ltd.	2,598	6,573
Mitek Systems, Inc.*	4,446	18,273
MobileIron, Inc.*	6,641	23,974
Model N, Inc.*	3,575	39,897
NetSol Technologies, Inc.*	1,442	11,190
NXT-ID, Inc.*	1,157	278
Park City Group, Inc.*	1,883	22,427
Paylocity Holding Corp.*	22,553	914,524
PROS Holdings, Inc.*	4,077	93,934
QAD, Inc., Class A	1,747	35,848
Rapid7, Inc.*	21,965	332,330

RingCentral, Inc., Class A*	18,546	$437,315
Rosetta Stone, Inc.*	3,322	22,224
Rubicon Project, Inc.*	45,278	744,823
Sapiens International Corp. N.V.	4,087	41,687
SeaChange International, Inc.*	5,718	38,539
Silver Spring Networks, Inc.*	49,036	706,609
Smith Micro Software, Inc.*	6,717	4,897
Tangoe, Inc.*	6,661	55,886
TeleCommunication Systems, Inc., Class A*	8,593	42,707
Telenav, Inc.*	4,837	27,523
TubeMogul, Inc.*	2,662	36,203
Upland Software, Inc.*	1,197	8,439
Varonis Systems, Inc.*	1,556	29,253
VirnetX Holding Corp.*	7,940	20,406
Voltari Corp.*	696	3,480
Workiva, Inc.*	1,251	21,980
Xura, Inc.*	3,873	95,198
Zix Corp.*	9,839	49,982

		8,741,134

Technology Hardware, Storage & Peripherals (0.8%)
Astro-Med, Inc.	1,057	15,274
Avid Technology, Inc.*	5,523	40,263
Concurrent Computer Corp.	1,547	7,658
CPI Card Group, Inc.*	2,931	31,244
Cray, Inc.*	19,007	616,777
Crossroads Systems, Inc.*	3,806	4,072
Hutchinson Technology, Inc.*	5,727	20,560
Imation Corp.*	5,778	7,916
Immersion Corp.*	4,788	55,828
Intevac, Inc.*	3,474	16,363
Quantum Corp.*	36,822	34,244
Silicon Graphics International Corp.*	5,951	35,111
TransAct Technologies, Inc.	1,373	11,780
USA Technologies, Inc.*	6,288	19,367
Violin Memory, Inc.*	15,918	14,328
Xplore Technologies Corp.*	1,382	7,076

		937,861

Total Information Technology		28,930,451

Materials (1.6%)
Chemicals (0.9%)
American Vanguard Corp.	4,972	69,658
Chase Corp.	1,180	48,061
China Green Agriculture, Inc.*	4,169	6,379
Codexis, Inc.*	5,924	25,058
Core Molding Technologies, Inc.*	1,331	17,077
Flotek Industries, Inc.*	48,000	549,120
FutureFuel Corp.	4,166	56,241
Hawkins, Inc.	1,810	64,744
Ikonics Corp.*	154	1,723
KMG Chemicals, Inc.	1,652	38,029
Koppers Holdings, Inc.*	3,504	63,948
Marrone Bio Innovations, Inc.*	4,095	4,504
Metabolix, Inc.*	1,424	2,193
Northern Technologies International Corp.*	696	9,653
OMNOVA Solutions, Inc.*	8,012	49,114
Rentech, Inc.*	3,906	13,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Senomyx, Inc.*	7,501	$28,279
Trecora Resources*	3,453	42,783

		1,090,313

Construction Materials (0.2%)
U.S. Concrete, Inc.*	2,488	131,018
United States Lime & Minerals, Inc.	341	18,741

		149,759

Containers & Packaging (0.1%)
AEP Industries, Inc.*	676	52,153
Myers Industries, Inc.	4,159	55,398
UFP Technologies, Inc.*	1,062	25,297

		132,848

Metals & Mining (0.2%)
A.M. Castle & Co.*	2,238	3,558
Ampco-Pittsburgh Corp.	1,487	15,257
Friedman Industries, Inc.	1,140	6,293
Gold Resource Corp.	9,315	15,463
Handy & Harman Ltd.*	474	9,722
Haynes International, Inc.	2,124	77,930
Horsehead Holding Corp.*	9,683	19,850
Olympic Steel, Inc.	1,622	18,783
Ryerson Holding Corp.*	1,820	8,499
Schnitzer Steel Industries, Inc., Class A	4,519	64,938
Synalloy Corp.	1,422	9,783
U.S. Antimony Corp.*	10,953	3,154
Universal Stainless & Alloy Products, Inc.*	1,268	11,780

		265,010

Paper & Forest Products (0.2%)
Neenah Paper, Inc.	2,841	177,364
Wausau Paper Corp.	6,987	71,477

		248,841

Total Materials		1,886,771

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.7%)
8x8, Inc.*	15,039	172,196
Alaska Communications Systems Group, Inc.*	8,946	15,655
FairPoint Communications, Inc.*	3,552	57,081
General Communication, Inc., Class A*	5,953	117,750
Hawaiian Telcom Holdco, Inc.*	1,828	45,444
IDT Corp., Class B	2,845	33,173
inContact, Inc.*	10,479	99,970
Inteliquent, Inc.	5,716	101,573
Lumos Networks Corp.*	3,870	43,344
magicJack VocalTec Ltd.*	2,857	26,999
Ooma, Inc.*	857	5,442
ORBCOMM, Inc.*	10,220	73,993
pdvWireless, Inc.*	2,217	60,967
Straight Path Communications, Inc., Class B*	1,599	27,407
Towerstream Corp.*	10,871	4,130

		885,124

Wireless Telecommunication Services (0.3%)
Boingo Wireless, Inc.*	6,256	$41,415
NTELOS Holdings Corp.*	2,960	27,055
Shenandoah Telecommunications Co.	4,119	177,323
Spok Holdings, Inc.	3,695	67,692

		313,485

Total Telecommunication Services		1,198,609

Utilities (0.6%)
Electric Utilities (0.1%)
Genie Energy Ltd., Class B*	2,199	24,519
Spark Energy, Inc., Class A	512	10,608
Unitil Corp.	2,378	85,323

		120,450

Gas Utilities (0.2%)
Chesapeake Utilities Corp.	2,595	147,266
Delta Natural Gas Co., Inc.	1,220	25,608
Gas Natural, Inc.	1,857	13,835
RGC Resources, Inc.	710	14,945

		201,654

Independent Power and Renewable Electricity Producers (0.0%)
Atlantic Power Corp.	20,836	41,047

Water Utilities (0.3%)
Artesian Resources Corp., Class A	1,341	37,146
Cadiz, Inc.*	3,151	16,574
Connecticut Water Service, Inc.	1,900	72,219
Consolidated Water Co., Ltd.	2,546	31,163
Middlesex Water Co.	2,754	73,091
Pure Cycle Corp.*	3,062	14,698
SJW Corp.	2,699	80,025
York Water Co.	2,199	54,843

		379,759

Total Utilities		742,910

Total Common Stocks (97.6%) (Cost $123,448,761)		118,578,901

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Zion Oil & Gas, Inc., expiring 1/15/16*† (Cost $—)	61	—

	Number of Warrants	Value (Note 1)
WARRANTS:
Industrials (0.0%)
Marine (0.0%)
Eagle Bulk Shipping, Inc., expiring 10/15/21* (Cost $—)	452	43

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (1.9%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,307,758	$2,307,758

Total Short-Term Investment (1.9%) (Cost $2,307,758)		2,307,758

Total Investments (99.5%) (Cost $125,756,519)		120,886,702
Other Assets Less Liabilities (0.5%)		656,488

Net Assets (100%)		$121,543,190

*	Non-income producing.
†	Security (totaling $7,091 or 0.0% of net assets) held at fair value by management.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	10	March-16	$1,139,828	$1,131,500	$(8,328)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)		Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$16,186,125	$139,381		$—	$16,325,506
Consumer Staples	2,861,183	9,307		—	2,870,490
Energy	2,104,514	—		—	2,104,514
Financials	20,888,085	11,454		—	20,899,539
Health Care	33,660,472	—		—	33,660,472
Industrials	9,926,090	33,549		—	9,959,639
Information Technology	28,903,069	20,291		7,091	28,930,451
Materials	1,886,771	—		—	1,886,771
Telecommunication Services	1,198,609	—		—	1,198,609
Utilities	742,910	—		—	742,910
Rights
Energy	—	—	(c)	—	—	(c)
Short-Term Investments	2,307,758	—		—	2,307,758
Warrants
Industrials	43	—		—	43

Total Assets	$120,665,629	$213,982		$7,091	$120,886,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Futures	$(8,328)	$—	$—	$(8,328)

Total Liabilities	$(8,328)	$—	$—	$(8,328)

Total	$120,657,301	$213,982	$7,091	$120,878,374

(a)	Securities with a market value of $49,119 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Securities with a market value of $127,458 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives
Equity contracts	Payables, Net assets - Unrealized depreciation	$(8,328	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(4,272)	$(4,272)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(34,839)	$(34,839)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,541,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities (affiliated 3%)*	$152,192,336
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities (affiliated 4%)*	$150,942,589

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,292,862
Aggregate gross unrealized depreciation	(20,279,254)

Net unrealized depreciation	$(5,986,392)

Federal income tax cost of investments	$126,873,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $125,756,519)	$120,886,702
Cash	616,827
Cash held as collateral at broker	54,200
Dividends, interest and other receivables	75,377
Receivable for securities sold	46,299
Other assets	414

Total assets	121,679,819

LIABILITIES
Investment management fees payable	69,478
Administrative fees payable	12,883
Due to broker for futures variation margin	11,500
Trustees’ fees payable	82
Distribution fees payable – Class IB	20
Accrued expenses	42,666

Total liabilities	136,629

NET ASSETS	$121,543,190

Net assets were comprised of:
Paid in capital	$129,106,453
Accumulated undistributed net investment income (loss)	77,837
Accumulated undistributed net realized gain (loss) on investments and futures	(2,762,955)
Net unrealized appreciation (depreciation) on investments and futures	(4,878,145)

Net assets	$121,543,190

Class IB
Net asset value, offering and redemption price per share, $92,602 / 10,346 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.95

Class K
Net asset value, offering and redemption price per share, $121,450,588 / 13,543,643 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $684 foreign withholding tax)	$971,503
Interest	1,770

Total income	973,273

EXPENSES
Investment management fees	1,086,911
Administrative fees	158,053
Custodian fees	77,500
Professional fees	55,199
Offering costs	6,804
Printing and mailing expenses	5,292
Trustees’ fees	2,566
Distribution fees – Class IB	186
Miscellaneous	5,179

Gross expenses	1,397,690
Less: Waiver from investment manager	(56,416)

Net expenses	1,341,274

NET INVESTMENT INCOME (LOSS)	(368,001)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	11,437,740
Futures	(4,272)

Net realized gain (loss)	11,433,468

Change in unrealized appreciation (depreciation) on:
Investments	(18,094,101)
Futures	(34,839)

Net change in unrealized appreciation (depreciation)	(18,128,940)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,695,472)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,063,473)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(368,001)	$(222,544)
Net realized gain (loss) on investments and futures	11,433,468	1,189,411
Net change in unrealized appreciation (depreciation) on investments and futures	(18,128,940)	8,134,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,063,473)	9,101,419

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IB	(11,012)	—
Class K	(14,402,234)	—

TOTAL DISTRIBUTIONS	(14,413,246)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 9,126 and 2,500 shares, respectively ]	100,000	25,000
Capital shares issued in reinvestment of distributions [ 1,220 and 0 shares, respectively ]	11,012	—
Capital shares repurchased [ (2,500) and 0 shares, respectively ]	(28,715)	—

Total Class IB transactions	82,297	25,000

Class K
Capital shares sold [ 605,485 and 789,017 shares, respectively ]	6,327,714	7,730,823
Capital shares sold in-kind (Note 10) [ 0 and 11,525,821 shares, respectively ]	—	115,258,210
Capital shares issued in reinvestment of distributions [ 1,593,234 and 0 shares, respectively ]	14,402,234	—
Capital shares repurchased [ (391,824) and (578,090) shares, respectively ]	(4,258,771)	(5,649,017)

Total Class K transactions	16,471,177	117,340,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,553,474	117,365,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,923,245)	126,466,435
NET ASSETS:
Beginning of period	126,466,435	—

End of period (a)	$121,543,190	$126,466,435

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$77,837	$30,635

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.96		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments and futures	(0.77)		0.74		0.80

Total from investment operations	(0.81)		0.73		0.76

Less distributions:
Distributions from net realized gains	(1.20)		—		—

Net asset value, end of period	$8.95		$11.49		$10.76

Total return (b)	(7.42)%		6.78%		7.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$93		$—		$27
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.30%		1.30%		1.30%
Before waivers and reimbursements (a)(f)	1.35%		1.33%		6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.56	)%(l)	(0.41	)%(l)	(0.54	)%(l)
Before waivers and reimbursements (a)(f)	(0.61	)%(l)	(0.44	)%(l)	(5.25	)%(l)
Portfolio turnover rate^	123%		123%		85	%(z)

Class K	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments and futures	(0.57)	0.79

Total from investment operations	(0.60)	0.77

Less distributions:
Distributions from net realized gains	(1.20)	—

Net asset value, end of period	$8.97	$10.77

Total return (b)	(5.60)%	7.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$121,451	$126,440
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.09%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.29)%	(0.28	)%(l)
Before waivers and reimbursements (a)(f)	(0.33)%	(0.37	)%(l)
Portfolio turnover rate (z)^	123%	85%
*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares**	(5.90)%	(1.34)%
Portfolio – Class K Shares*	(5.98)	(1.28)
Russell 2000® Growth Index	(1.38)	4.68

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.90)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned (1.38)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s underweight position in the Energy sector was a key contributor to relative performance. The sector was by far the weakest-performing sector in the benchmark over the period.

•	The Portfolio also had low exposure to Consumer Staples, another sector with negative performance in the benchmark for the period.

•	Online furniture and home goods retailer Wayfair, Inc. was the top individual contributor to the Portfolio’s performance.

What hurt performance during the year:

•

The Portfolio’s underperformance during the period was driven by stock selection, with most of the relative losses occurring in the Consumer Discretionary, Health Care and Information Technology (IT) sectors.

•	Holdings in Etsy, Inc., an online artisan goods seller, and GrubHub, Inc., a web-based restaurant ordering and delivery platform, were the largest individual detractors from performance.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

Our team focuses on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, and Consumer Discretionary, while maintaining no exposure to the Consumer Staples, Telecommunication Services, or Utilities sectors.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a Portfolio of what we believe are high-quality companies with diverse business drivers not tied to a particular market environment.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	27.8%
Health Care	23.7
Consumer Discretionary	17.4
Industrials	15.1
Financials	6.1
Investment Company	3.5
Materials	2.7
Consumer Staples	1.8
Energy	0.5
Telecommunication Services	0.4
Utilities	0.0 #
Cash and Other	1.0

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$878.99	$5.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.13	6.13
Class K
Actual	1,000.00	879.92	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.39	4.86

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.21% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.4%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	11,713	$221,844
Cooper Tire & Rubber Co.	925	35,011
Cooper-Standard Holding, Inc.*	135	10,475
Dana Holding Corp.	12,687	175,080
Dorman Products, Inc.*	4,117	195,434
Drew Industries, Inc.	3,703	225,476
Fox Factory Holding Corp.*	2,397	39,622
Gentherm, Inc.*	5,506	260,984
Horizon Global Corp.*	86	892
Metaldyne Performance Group, Inc.	908	16,653
Motorcar Parts of America, Inc.*	2,434	82,293
Stoneridge, Inc.*	4,077	60,340
Strattec Security Corp.	79	4,463
Tenneco, Inc.*	8,852	406,395
Tower International, Inc.	1,738	49,655

		1,784,617

Automobiles (0.0%)
Winnebago Industries, Inc.	3,589	71,421

Distributors (0.3%)
Core-Mark Holding Co., Inc.	1,844	151,097
Fenix Parts, Inc.*	1,264	8,583
Pool Corp.	6,615	534,360
VOXX International Corp.*	166	873

		694,913

Diversified Consumer Services (0.6%)
2U, Inc.*	3,883	108,646
Bright Horizons Family Solutions, Inc.*	5,663	378,288
Capella Education Co.	1,983	91,654
Carriage Services, Inc.	502	12,098
Chegg, Inc.*	4,330	29,141
Collectors Universe, Inc.	1,047	16,228
Grand Canyon Education, Inc.*	7,230	290,068
Houghton Mifflin Harcourt Co.*	1,434	31,233
Liberty Tax, Inc.	843	20,089
LifeLock, Inc.*	14,538	208,620
Sotheby’s, Inc.	9,592	247,090
Strayer Education, Inc.*	647	38,898
Weight Watchers International, Inc.*	3,854	87,871

		1,559,924

Hotels, Restaurants & Leisure (5.2%)
BJ’s Restaurants, Inc.*	3,335	144,973
Bloomin’ Brands, Inc.	19,076	322,194
Bob Evans Farms, Inc.	267	10,373
Bojangles’, Inc.*	1,255	19,917
Boyd Gaming Corp.*	12,320	244,798
Bravo Brio Restaurant Group, Inc.*	2,053	18,477
Buffalo Wild Wings, Inc.*	2,883	460,271
Carrols Restaurant Group, Inc.*	4,303	50,517
Cheesecake Factory, Inc.	7,395	340,983
Churchill Downs, Inc.	1,934	273,642

Chuy’s Holdings, Inc.*	2,405	$75,373
ClubCorp Holdings, Inc.	6,571	120,052
Cracker Barrel Old Country Store, Inc.	2,706	343,202
Dave & Buster’s Entertainment, Inc.*	3,396	141,749
Del Frisco’s Restaurant Group, Inc.*	155	2,483
Denny’s Corp.*	8,718	85,698
Diamond Resorts International, Inc.*	6,506	165,968
DineEquity, Inc.	2,439	206,510
El Pollo Loco Holdings, Inc.*	2,007	25,348
Eldorado Resorts, Inc.*	2,114	23,254
Empire Resorts, Inc.*	423	7,610
Fiesta Restaurant Group, Inc.*	47,363	1,591,397
Fogo De Chao, Inc.*	471	7,140
Habit Restaurants, Inc., Class A*	57,789	1,332,614
Interval Leisure Group, Inc.	5,773	90,117
Isle of Capri Casinos, Inc.*	3,192	44,465
Jack in the Box, Inc.	5,682	435,866
Jamba, Inc.*	2,072	27,951
Kona Grill, Inc.*	590	9,357
Krispy Kreme Doughnuts, Inc.*	56,629	853,399
La Quinta Holdings, Inc.*	14,655	199,455
Lindblad Expeditions Holdings, Inc.*	50,677	563,022
Marriott Vacations Worldwide Corp.	2,321	132,181
Monarch Casino & Resort, Inc.*	55	1,250
Morgans Hotel Group Co.*	1,344	4,529
Noodles & Co.*	1,122	10,872
Papa John’s International, Inc.	4,410	246,387
Papa Murphy’s Holdings, Inc.*	1,428	16,079
Penn National Gaming, Inc.*	895	14,338
Pinnacle Entertainment, Inc.*	8,538	265,703
Planet Fitness, Inc., Class A*	1,299	20,303
Popeyes Louisiana Kitchen, Inc.*	3,550	207,675
Potbelly Corp.*	3,169	37,109
Red Robin Gourmet Burgers, Inc.*	2,191	135,272
Ruth’s Hospitality Group, Inc.	3,405	54,208
Scientific Games Corp., Class A*	7,521	67,463
SeaWorld Entertainment, Inc.	10,615	209,009
Shake Shack, Inc., Class A*	738	29,225
Sonic Corp.	5,777	186,655
Texas Roadhouse, Inc.	10,613	379,627
Vail Resorts, Inc.	5,511	705,353
Wingstop, Inc.*	27,895	636,285
Zoe’s Kitchen, Inc.*	58,223	1,629,080

		13,226,778

Household Durables (0.4%)
Bassett Furniture Industries, Inc.	763	19,136
CalAtlantic Group, Inc.	2,487	94,307
Cavco Industries, Inc.*	1,014	84,476
Century Communities, Inc.*	225	3,985
Helen of Troy Ltd.*	1,790	168,707
Hooker Furniture Corp.	60	1,514
Installed Building Products, Inc.*	2,939	72,975
iRobot Corp.*	839	29,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

La-Z-Boy, Inc.	2,892	$70,623
LGI Homes, Inc.*	578	14,063
Libbey, Inc.	3,071	65,474
M.D.C. Holdings, Inc.	2,056	52,490
M/I Homes, Inc.*	677	14,840
Meritage Homes Corp.*	419	14,242
New Home Co., Inc.*	257	3,331
Skullcandy, Inc.*	1,080	5,108
TRI Pointe Group, Inc.*	1,478	18,726
Universal Electronics, Inc.*	1,817	93,303
William Lyon Homes, Class A*	471	7,771
ZAGG, Inc.*	4,104	44,898

		879,670

Internet & Catalog Retail (3.5%)
1-800-Flowers.com, Inc., Class A*	3,724	27,111
Blue Nile, Inc.*	21,237	788,530
Duluth Holdings, Inc.*	1,086	15,845
Etsy, Inc.*	136,179	1,124,839
HSN, Inc.	4,988	252,742
Lands’ End, Inc.*	402	9,423
Liberty TripAdvisor Holdings, Inc., Class A*	3,405	103,308
MakeMyTrip Ltd.*	45,764	785,310
Nutrisystem, Inc.	4,249	91,948
Ocado Group plc*	325,236	1,448,842
Overstock.com, Inc.*	1,806	22,178
PetMed Express, Inc.	2,981	51,094
Qunar Cayman Islands Ltd. (ADR)*	20,056	1,057,753
Shutterfly, Inc.*	3,391	151,103
Wayfair, Inc., Class A*	63,823	3,039,251

		8,969,277

Leisure Products (0.2%)
Arctic Cat, Inc.	683	11,188
Black Diamond, Inc.*	170	751
Escalade, Inc.	315	4,174
JAKKS Pacific, Inc.*	270	2,149
Malibu Boats, Inc., Class A*	2,630	43,053
Marine Products Corp.	1,528	9,229
MCBC Holdings, Inc.*	606	8,302
Nautilus, Inc.*	4,687	78,367
Performance Sports Group Ltd.*	487	4,690
Smith & Wesson Holding Corp.*	8,287	182,148
Sturm Ruger & Co., Inc.	2,884	171,915

		515,966

Media (0.7%)
AMC Entertainment Holdings, Inc., Class A	309	7,416
Carmike Cinemas, Inc.*	225	5,162
Central European Media Enterprises Ltd., Class A*	7,649	20,576
Crown Media Holdings, Inc., Class A*	4,148	23,270
Entravision Communications Corp., Class A	9,025	69,583
EW Scripps Co., Class A	5,626	106,894
Global Eagle Entertainment, Inc.*	6,876	67,866

Gray Television, Inc.*	9,796	$159,675
Hemisphere Media Group, Inc.*	115	1,696
IMAX Corp.*	9,221	327,714
Journal Media Group, Inc.	170	2,044
Loral Space & Communications, Inc.*	1,923	78,285
MDC Partners, Inc., Class A	1,825	39,639
National CineMedia, Inc.	2,396	37,641
New York Times Co., Class A	4,112	55,183
Nexstar Broadcasting Group, Inc., Class A	4,822	283,051
Reading International, Inc., Class A*	523	6,857
Rentrak Corp.*	1,734	82,417
SFX Entertainment, Inc.*	142	27
Sinclair Broadcast Group, Inc., Class A	10,176	331,127
Tribune Publishing Co.	2,288	21,095
World Wrestling Entertainment, Inc., Class A	4,477	79,870

		1,807,088

Multiline Retail (0.6%)
Big Lots, Inc.	7,584	292,287
Burlington Stores, Inc.*	10,327	443,028
Ollie’s Bargain Outlet Holdings, Inc.*	41,249	701,646
Tuesday Morning Corp.*	5,351	34,782

		1,471,743

Specialty Retail (4.6%)
American Eagle Outfitters, Inc.	26,386	408,983
America’s Car-Mart, Inc.*	215	5,738
Asbury Automotive Group, Inc.*	3,904	263,286
Ascena Retail Group, Inc.*	4,524	44,561
Boot Barn Holdings, Inc.*	1,776	21,827
Buckle, Inc.	4,472	137,648
Build-A-Bear Workshop, Inc.*	175	2,142
Caleres, Inc.	547	14,671
Cato Corp., Class A	669	24,633
Chico’s FAS, Inc.	22,126	236,084
Children’s Place, Inc.	798	44,050
Citi Trends, Inc.	106	2,252
Container Store Group, Inc.*	2,310	18,942
Destination XL Group, Inc.*	692	3,820
Express, Inc.*	11,241	194,244
Finish Line, Inc., Class A	1,914	34,605
Five Below, Inc.*	141,945	4,556,435
Francesca’s Holdings Corp.*	6,224	108,360
Group 1 Automotive, Inc.	735	55,640
Hibbett Sports, Inc.*	3,466	104,812
Kirkland’s, Inc.	2,556	37,062
Lithia Motors, Inc., Class A	3,463	369,398
MarineMax, Inc.*	1,964	36,177
Mattress Firm Holding Corp.*	3,057	136,434
Men’s Wearhouse, Inc.	7,155	105,035
Monro Muffler Brake, Inc.	4,838	320,372
Outerwall, Inc.	2,760	100,850
Party City Holdco, Inc.*	3,787	48,890
Pier 1 Imports, Inc.	13,376	68,084
Restoration Hardware Holdings, Inc.*	47,611	3,782,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Select Comfort Corp.*	8,111	$173,657
Sportsman’s Warehouse Holdings, Inc.*	1,154	14,887
Tile Shop Holdings, Inc.*	4,056	66,518
Vitamin Shoppe, Inc.*	288	9,418
Winmark Corp.	324	30,135
Zumiez, Inc.*	2,320	35,078

		11,617,422

Textiles, Apparel & Luxury Goods (0.6%)
Cherokee, Inc.*	1,125	19,406
Columbia Sportswear Co.	3,078	150,083
Crocs, Inc.*	8,839	90,511
Culp, Inc.	1,514	38,562
Deckers Outdoor Corp.*	2,918	137,730
G-III Apparel Group Ltd.*	6,110	270,429
Oxford Industries, Inc.	2,279	145,446
Sequential Brands Group, Inc.*	4,685	37,058
Steven Madden Ltd.*	8,637	261,010
Superior Uniform Group, Inc.	1,044	17,727
Tumi Holdings, Inc.*	8,789	146,161
Unifi, Inc.*	125	3,519
Vince Holding Corp.*	2,286	10,470
Wolverine World Wide, Inc.	15,945	266,441

		1,594,553

Total Consumer Discretionary		44,193,372

Consumer Staples (1.8%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	1,379	278,434
Castle Brands, Inc.*	9,290	11,427
Coca-Cola Bottling Co. Consolidated	635	115,894
Craft Brew Alliance, Inc.*	606	5,072
MGP Ingredients, Inc.	1,594	41,364
National Beverage Corp.*	1,581	71,840

		524,031

Food & Staples Retailing (0.6%)
Casey’s General Stores, Inc.	5,860	705,837
Chefs’ Warehouse, Inc.*	2,804	46,771
Fairway Group Holdings Corp.*	1,109	732
Fresh Market, Inc.*	6,719	157,359
Ingles Markets, Inc., Class A	554	24,420
Natural Grocers by Vitamin Cottage, Inc.*	1,322	26,929
Performance Food Group Co.*	1,718	39,755
PriceSmart, Inc.	2,960	245,650
United Natural Foods, Inc.*	7,145	281,227

		1,528,680

Food Products (0.7%)
Alico, Inc.	48	1,857
Amplify Snack Brands, Inc.*	1,157	13,329
Arcadia Biosciences, Inc.*	435	1,322
B&G Foods, Inc.	8,373	293,223
Boulder Brands, Inc.*	7,390	81,142
Calavo Growers, Inc.	2,194	107,506
Cal-Maine Foods, Inc.	4,776	221,320
Dean Foods Co.	6,473	111,012
Diamond Foods, Inc.*	3,719	143,367

Farmer Brothers Co.*	1,127	$36,368
Freshpet, Inc.*	3,032	25,742
Inventure Foods, Inc.*	2,896	20,562
J&J Snack Foods Corp.	2,266	264,374
John B. Sanfilippo & Son, Inc.	318	17,182
Lancaster Colony Corp.	1,835	211,869
Landec Corp.*	759	8,979
Lifeway Foods, Inc.*	670	7,437
Limoneira Co.	1,697	25,353
Seaboard Corp.*	3	8,684
Tootsie Roll Industries, Inc.	944	29,821

		1,630,449

Household Products (0.1%)
Central Garden & Pet Co., Class A*	711	9,670
HRG Group, Inc.*	5,349	72,532
Orchids Paper Products Co.	311	9,616
WD-40 Co.	2,224	219,398

		311,216

Personal Products (0.1%)
Inter Parfums, Inc.	1,014	24,153
Medifast, Inc.	1,668	50,674
Natural Health Trends Corp.	1,228	41,175
Revlon, Inc., Class A*	514	14,310
Synutra International, Inc.*	2,822	13,292
USANA Health Sciences, Inc.*	859	109,737

		253,341

Tobacco (0.1%)
Vector Group Ltd.	13,019	307,118

Total Consumer Staples		4,554,835

Energy (0.5%)
Energy Equipment & Services (0.1%)
Fairmount Santrol Holdings, Inc.*	8,653	20,335
ION Geophysical Corp.*	3,225	1,622
PHI, Inc. (Non-Voting)*	98	1,608
RigNet, Inc.*	1,750	36,208
U.S. Silica Holdings, Inc.	8,306	155,571

		215,344

Oil, Gas & Consumable Fuels (0.4%)
Carrizo Oil & Gas, Inc.*	423	12,512
Delek U.S. Holdings, Inc.	4,751	116,875
Energy Fuels, Inc.*	3,198	9,434
Erin Energy Corp.*	333	1,066
Evolution Petroleum Corp.	3,394	16,325
Hallador Energy Co.	380	1,733
Isramco, Inc.*	132	11,789
Matador Resources Co.*	6,722	132,894
Panhandle Oil and Gas, Inc., Class A	1,075	17,372
Par Pacific Holdings, Inc.*	2,122	49,952
Parsley Energy, Inc., Class A*	5,136	94,759
SemGroup Corp., Class A	6,902	199,192
Solazyme, Inc.*	11,907	29,529
Synergy Resources Corp.*	1,681	14,322
Ultra Petroleum Corp.*	11,163	27,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Uranium Energy Corp.*	14,434	$15,300
Western Refining, Inc.	10,841	386,156

		1,137,118

Total Energy		1,352,462

Financials (6.1%)
Banks (0.6%)
Bank of the Ozarks, Inc.	11,792	583,232
BNC Bancorp	484	12,284
Cardinal Financial Corp.	190	4,323
Eagle Bancorp, Inc.*	3,443	173,768
First Financial Bankshares, Inc.	5,699	171,939
Hilltop Holdings, Inc.*	4,015	77,168
Home BancShares, Inc./Arkansas	7,068	286,395
Pinnacle Financial Partners, Inc.	377	19,363
Renasant Corp.	495	17,033
South State Corp.	168	12,088
Texas Capital Bancshares, Inc.*	489	24,166
Western Alliance Bancorp*	6,714	240,764

		1,622,523

Capital Markets (1.9%)
Ashford, Inc.*	144	7,668
Associated Capital Group, Inc., Class A*	932	28,426
BGC Partners, Inc., Class A	28,155	276,201
Cohen & Steers, Inc.	3,237	98,664
Cowen Group, Inc., Class A*	1,071	4,102
Diamond Hill Investment Group, Inc.	445	84,105
Evercore Partners, Inc., Class A	5,296	286,355
Fifth Street Asset Management, Inc.	804	2,621
Financial Engines, Inc.	61,573	2,073,163
GAMCO Investors, Inc., Class A	932	28,929
Greenhill & Co., Inc.	4,679	133,866
HFF, Inc., Class A	5,820	180,827
Houlihan Lokey, Inc.	549	14,389
INTL FCStone, Inc.*	592	19,808
Investment Technology Group, Inc.	675	11,488
Janus Capital Group, Inc.	1,908	26,884
KCG Holdings, Inc., Class A*	550	6,771
Ladenburg Thalmann Financial Services, Inc.*	1,479	4,082
Medley Management, Inc., Class A	902	5,132
Moelis & Co., Class A	2,248	65,597
OM Asset Management plc	3,826	58,653
Pzena Investment Management, Inc., Class A	1,771	15,231
Virtu Financial, Inc., Class A	2,821	63,867
Virtus Investment Partners, Inc.	55	6,460
Westwood Holdings Group, Inc.	1,137	59,226
WisdomTree Investments, Inc.	77,100	1,208,928
ZAIS Group Holdings, Inc.*	522	4,834

		4,776,277

Consumer Finance (1.2%)
Encore Capital Group, Inc.*	702	20,414
Enova International, Inc.*	3,458	22,857

First Cash Financial Services, Inc.*	4,068	$152,265
LendingClub Corp.*	238,294	2,633,149
PRA Group, Inc.*	7,441	258,128
Regional Management Corp.*	182	2,816
World Acceptance Corp.*	695	25,785

		3,115,414

Diversified Financial Services (0.3%)
GAIN Capital Holdings, Inc.	693	5,620
MarketAxess Holdings, Inc.	5,637	629,033
On Deck Capital, Inc.*	1,699	17,500
Resource America, Inc., Class A	272	1,667

		653,820

Insurance (0.1%)
Atlas Financial Holdings, Inc.*	752	14,965
Crawford & Co., Class B	1,106	5,873
eHealth, Inc.*	2,549	25,439
Employers Holdings, Inc.	2,872	78,406
HCI Group, Inc.	232	8,085
Heritage Insurance Holdings, Inc.	2,397	52,303
Maiden Holdings Ltd.	1,042	15,536
National General Holdings Corp.	622	13,597
National Interstate Corp.	242	6,461
Patriot National, Inc.*	1,296	8,696
State National Cos., Inc.	246	2,413
Third Point Reinsurance Ltd.*	965	12,941
Universal Insurance Holdings, Inc.	4,775	110,684

		355,399

Real Estate Investment Trusts (REITs) (1.6%)
Alexander’s, Inc. (REIT)	301	115,617
American Assets Trust, Inc. (REIT)	4,907	188,184
CareTrust REIT, Inc. (REIT)	7,135	78,128
CoreSite Realty Corp. (REIT)	3,740	212,133
CubeSmart (REIT)	19,657	601,897
CyrusOne, Inc. (REIT)	9,312	348,734
DuPont Fabros Technology, Inc. (REIT)	3,376	107,323
Easterly Government Properties, Inc. (REIT)	2,076	35,666
EastGroup Properties, Inc. (REIT)	1,004	55,832
Equity One, Inc. (REIT)	877	23,811
Inland Real Estate Corp. (REIT)	4,605	48,905
LTC Properties, Inc. (REIT)	359	15,487
National Health Investors, Inc. (REIT)	1,952	118,818
National Storage Affiliates Trust (REIT)	3,442	58,962
Potlatch Corp. (REIT)	4,713	142,521
PS Business Parks, Inc. (REIT)	307	26,841
QTS Realty Trust, Inc. (REIT), Class A	4,069	183,553
RLJ Lodging Trust (REIT)	7,543	163,155
Ryman Hospitality Properties, Inc. (REIT)	6,600	340,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sabra Health Care REIT, Inc. (REIT)	1,448	$29,293
Saul Centers, Inc. (REIT)	1,419	72,752
Sovran Self Storage, Inc. (REIT)	4,670	501,138
Sun Communities, Inc. (REIT)	1,224	83,881
Universal Health Realty Income Trust (REIT)	1,705	85,267
Urban Edge Properties (REIT)	13,661	320,350
Urstadt Biddle Properties, Inc. (REIT), Class A	667	12,833

		3,971,905

Real Estate Management & Development (0.1%)
Altisource Asset Management Corp.*	116	1,990
Altisource Portfolio Solutions S.A.*	1,966	54,674
Consolidated-Tomoka Land Co.	191	10,068
Kennedy-Wilson Holdings, Inc.	1,302	31,352
Marcus & Millichap, Inc.*	2,033	59,242

		157,326

Thrifts & Mortgage Finance (0.3%)
BofI Holding, Inc.*	9,482	199,596
Essent Group Ltd.*	8,573	187,663
HomeStreet, Inc.*	1,078	23,403
Impac Mortgage Holdings, Inc.*	1,179	21,222
LendingTree, Inc.*	955	85,262
Meridian Bancorp, Inc.	1,238	17,456
MGIC Investment Corp.*	23,405	206,666
Stonegate Mortgage Corp.*	397	2,164
United Financial Bancorp, Inc.	1,278	16,461
Walker & Dunlop, Inc.*	1,976	56,929
WSFS Financial Corp.	294	9,514

		826,336

Total Financials		15,479,000

Health Care (23.7%)
Biotechnology (8.3%)
Abeona Therapeutics, Inc.*	1,661	5,581
ACADIA Pharmaceuticals, Inc.*	21,992	784,015
Acceleron Pharma, Inc.*	3,379	164,760
Achillion Pharmaceuticals, Inc.*	18,273	197,166
Acorda Therapeutics, Inc.*	6,063	259,375
Aduro Biotech, Inc.*	1,251	35,203
Advaxis, Inc.*	4,562	45,894
Aegerion Pharmaceuticals, Inc.*	3,780	38,178
Affimed N.V.*	2,273	16,184
Agenus, Inc.*	9,126	41,432
Agios Pharmaceuticals, Inc.*	8,890	577,139
Aimmune Therapeutics, Inc.*	1,464	27,011
Alder Biopharmaceuticals, Inc.*	3,464	114,416
Alnylam Pharmaceuticals, Inc.*	6,983	657,380
AMAG Pharmaceuticals, Inc.*	4,573	138,059
Amicus Therapeutics, Inc.*	18,060	175,182
Anacor Pharmaceuticals, Inc.*	6,232	704,029
Anthera Pharmaceuticals, Inc.*	5,930	27,515
Applied Genetic Technologies Corp.*	1,282	26,153
Ardelyx, Inc.*	2,448	44,358
Arena Pharmaceuticals, Inc.*	35,806	68,031

ARIAD Pharmaceuticals, Inc.*	26,007	$162,544
Array BioPharma, Inc.*	17,227	72,698
Arrowhead Research Corp.*	4,906	30,172
Asterias Biotherapeutics, Inc.*	1,536	6,036
Atara Biotherapeutics, Inc.*	2,493	65,840
aTyr Pharma, Inc.*	918	9,024
Avalanche Biotechnologies, Inc.*	2,916	27,760
Axovant Sciences Ltd.*	2,146	38,692
Bellicum Pharmaceuticals, Inc.*	26,333	533,770
BioCryst Pharmaceuticals, Inc.*	8,580	88,546
BioSpecifics Technologies Corp.*	743	31,927
BioTime, Inc.*	7,801	31,984
Blueprint Medicines Corp.*	1,400	36,876
Cara Therapeutics, Inc.*	2,842	47,916
Catabasis Pharmaceuticals, Inc.*	426	3,378
Catalyst Pharmaceuticals, Inc.*	11,471	28,104
Celldex Therapeutics, Inc.*	13,847	217,121
Cellular Biomedicine Group, Inc.*	1,454	31,246
Cepheid, Inc.*	11,073	404,497
ChemoCentryx, Inc.*	4,088	33,113
Chiasma, Inc.*	893	17,476
Chimerix, Inc.*	7,059	63,178
Cidara Therapeutics, Inc.*	721	12,372
Clovis Oncology, Inc.*	11,112	388,920
Coherus Biosciences, Inc.*	3,503	80,429
Concert Pharmaceuticals, Inc.*	2,273	43,119
CorMedix, Inc.*	4,616	9,370
CTI BioPharma Corp.*	37,516	46,145
Curis, Inc.*	16,486	47,974
Cytokinetics, Inc.*	2,612	27,322
CytomX Therapeutics, Inc.*	1,242	25,921
CytRx Corp.*	9,412	24,942
Dicerna Pharmaceuticals, Inc.*	2,232	26,494
Dimension Therapeutics, Inc.*	1,308	14,754
Dyax Corp.*	22,179	834,374
Dynavax Technologies Corp.*	5,718	138,147
Eagle Pharmaceuticals, Inc.*	1,294	114,739
Edge Therapeutics, Inc.*	1,446	18,075
Emergent BioSolutions, Inc.*	3,227	129,112
Enanta Pharmaceuticals, Inc.*	2,397	79,149
Epizyme, Inc.*	4,246	68,021
Esperion Therapeutics, Inc.*	1,963	43,696
Exact Sciences Corp.*	15,250	140,757
Exelixis, Inc.*	34,807	196,311
Fibrocell Science, Inc.*	3,782	17,208
FibroGen, Inc.*	7,388	225,112
Five Prime Therapeutics, Inc.*	3,509	145,623
Flexion Therapeutics, Inc.*	2,058	39,658
Foundation Medicine, Inc.*	1,790	37,697
Galena Biopharma, Inc.*	23,981	35,252
Genocea Biosciences, Inc.*	2,954	15,568
Genomic Health, Inc.*	2,650	93,280
Geron Corp.*	22,229	107,588
Global Blood Therapeutics, Inc.*	909	29,388
Halozyme Therapeutics, Inc.*	16,339	283,155
Heron Therapeutics, Inc.*	4,317	115,264
Idera Pharmaceuticals, Inc.*	11,472	35,448
Ignyta, Inc.*	1,857	24,884
Immune Design Corp.*	1,671	33,554
ImmunoGen, Inc.*	13,375	181,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Immunomedics, Inc.*	13,194	$40,506
Infinity Pharmaceuticals, Inc.*	7,195	56,481
Inovio Pharmaceuticals, Inc.*	9,430	63,370
Insmed, Inc.*	25,865	469,450
Insys Therapeutics, Inc.*	3,500	100,205
Intrexon Corp.*	26,026	784,684
Invitae Corp.*	1,096	8,998
Ironwood Pharmaceuticals, Inc.*	82,430	955,364
Juno Therapeutics, Inc.*	8,698	382,451
Karyopharm Therapeutics, Inc.*	3,429	45,434
Keryx Biopharmaceuticals, Inc.*	15,372	77,629
Kite Pharma, Inc.*	4,399	271,066
La Jolla Pharmaceutical Co.*	1,981	53,487
Lexicon Pharmaceuticals, Inc.*	2,279	30,333
Ligand Pharmaceuticals, Inc.*	2,691	291,758
Lion Biotechnologies, Inc.*	6,680	51,570
MacroGenics, Inc.*	4,919	152,341
MannKind Corp.*	36,553	53,002
Medgenics, Inc.*	3,956	23,815
Merrimack Pharmaceuticals, Inc.*	17,203	135,904
MiMedx Group, Inc.*	17,048	159,740
Mirati Therapeutics, Inc.*	1,642	51,887
Momenta Pharmaceuticals, Inc.*	9,610	142,612
Myriad Genetics, Inc.*	10,591	457,108
NantKwest, Inc.*†	734	10,812
Natera, Inc.*	1,200	12,960
Navidea Biopharmaceuticals, Inc.*	17,784	23,653
Neurocrine Biosciences, Inc.*	13,000	735,410
NewLink Genetics Corp.*	3,294	119,869
Nivalis Therapeutics, Inc.*	556	4,303
Northwest Biotherapeutics, Inc.*	7,031	22,499
Novavax, Inc.*	41,129	345,072
Ocata Therapeutics, Inc.*	5,105	42,984
OncoMed Pharmaceuticals, Inc.*	2,526	56,936
Oncothyreon, Inc.*	13,924	30,911
Ophthotech Corp.*	3,639	285,771
Orexigen Therapeutics, Inc.*	15,533	26,717
Organovo Holdings, Inc.*	13,206	32,883
Osiris Therapeutics, Inc.	2,597	26,957
Otonomy, Inc.*	2,191	60,800
OvaScience, Inc.*	3,503	34,224
Peregrine Pharmaceuticals, Inc.*	27,135	31,748
Pfenex, Inc.*	2,421	29,972
Portola Pharmaceuticals, Inc.*	7,645	393,335
Progenics Pharmaceuticals, Inc.*	10,359	63,501
Proteon Therapeutics, Inc.*	1,104	17,123
Prothena Corp. plc*	4,781	325,634
PTC Therapeutics, Inc.*	5,278	171,007
Radius Health, Inc.*	5,036	309,915
Raptor Pharmaceutical Corp.*	11,917	61,968
REGENXBIO, Inc.*	1,194	19,820
Regulus Therapeutics, Inc.*	4,209	36,702
Repligen Corp.*	5,098	144,222
Retrophin, Inc.*	5,229	100,867
Rigel Pharmaceuticals, Inc.*	10,399	31,509
Sage Therapeutics, Inc.*	2,059	120,040
Sangamo BioSciences, Inc.*	10,337	94,377
Sarepta Therapeutics, Inc.*	6,850	264,273
Seres Therapeutics, Inc.*	1,268	44,494
Sorrento Therapeutics, Inc.*	4,225	36,800

Spark Therapeutics, Inc.*	9,887	$447,980
Spectrum Pharmaceuticals, Inc.*	2,676	16,136
Stemline Therapeutics, Inc.*	423	2,669
Synergy Pharmaceuticals, Inc.*	14,950	84,766
Synta Pharmaceuticals Corp.*	13,400	4,717
T2 Biosystems, Inc.*	1,329	14,539
TESARO, Inc.*	3,619	189,346
TG Therapeutics, Inc.*	5,259	62,740
Threshold Pharmaceuticals, Inc.*	8,916	4,279
Tobira Therapeutics, Inc.*	347	3,487
Tokai Pharmaceuticals, Inc.*	594	5,180
Trevena, Inc.*	4,525	47,513
Trovagene, Inc.*	4,387	23,690
Ultragenyx Pharmaceutical, Inc.*	5,855	656,814
Vanda Pharmaceuticals, Inc.*	4,936	45,954
Verastem, Inc.*	623	1,159
Versartis, Inc.*	281	3,482
Vitae Pharmaceuticals, Inc.*	1,958	35,440
Vital Therapies, Inc.*	3,608	41,564
Voyager Therapeutics, Inc.*	1,022	22,382
vTv Therapeutics, Inc., Class A*	728	4,958
XBiotech, Inc.*	600	6,522
Xencor, Inc.*	4,245	62,062
XOMA Corp.*	11,322	15,058
Zafgen, Inc.*	2,451	15,417
ZIOPHARM Oncology, Inc.*	21,957	182,463

		21,088,860

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.	3,537	196,940
ABIOMED, Inc.*	6,356	573,820
Accuray, Inc.*	11,885	80,224
Analogic Corp.	189	15,611
Anika Therapeutics, Inc.*	1,704	65,025
Antares Pharma, Inc.*	22,987	27,814
AtriCure, Inc.*	3,173	71,202
Atrion Corp.	215	81,958
Cantel Medical Corp.	5,254	326,484
Cardiovascular Systems, Inc.*	4,434	67,042
Cerus Corp.*	12,073	76,301
ConforMIS, Inc.*	1,205	20,834
Corindus Vascular Robotics, Inc.*	3,232	10,375
Cutera, Inc.*	1,488	19,032
Cynosure, Inc., Class A*	3,049	136,199
EndoChoice Holdings, Inc.*	716	5,979
Endologix, Inc.*	10,080	99,792
Entellus Medical, Inc.*	703	11,853
GenMark Diagnostics, Inc.*	6,275	48,694
Glaukos Corp.*	859	21,209
Globus Medical, Inc., Class A*	10,577	294,252
Haemonetics Corp.*	3,938	126,961
HeartWare International, Inc.*	2,586	130,334
ICU Medical, Inc.*	1,381	155,749
Inogen, Inc.*	2,347	94,091
Insulet Corp.*	8,780	331,972
Integra LifeSciences Holdings Corp.*	1,957	132,646
InVivo Therapeutics Holdings Corp.*	3,954	28,469
Invuity, Inc.*	531	4,683
iRadimed Corp.*	473	13,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

K2M Group Holdings, Inc.*	2,594	$51,206
Lantheus Holdings, Inc.*	1,488	5,029
LDR Holding Corp.*	4,097	102,876
LeMaitre Vascular, Inc.	685	11,816
LivaNova plc*	4,783	283,967
Masimo Corp.*	6,734	279,528
Meridian Bioscience, Inc.	5,641	115,753
Natus Medical, Inc.*	5,069	243,565
Neogen Corp.*	5,742	324,538
Nevro Corp.*	2,565	173,163
Novocure Ltd.*	19,362	432,934
NuVasive, Inc.*	7,437	402,416
NxStage Medical, Inc.*	9,868	216,208
OraSure Technologies, Inc.*	786	5,062
Oxford Immunotec Global plc*	2,773	31,890
Penumbra, Inc.*	18,236	981,279
Quidel Corp.*	1,834	38,881
Rockwell Medical, Inc.*	6,810	69,734
RTI Surgical, Inc.*	6,993	27,762
SeaSpine Holdings Corp.*	584	10,033
Second Sight Medical Products, Inc.*	1,752	10,319
Sientra, Inc.*	1,105	6,542
Spectranetics Corp.*	6,367	95,887
STAAR Surgical Co.*	5,867	41,890
STERIS plc	12,945	975,276
SurModics, Inc.*	453	9,182
Tandem Diabetes Care, Inc.*	2,562	30,257
TransEnterix, Inc.*	712	1,766
Unilife Corp.*	14,591	7,224
Utah Medical Products, Inc.	572	33,485
Vascular Solutions, Inc.*	2,601	89,448
Veracyte, Inc.*	1,949	14,033
West Pharmaceutical Services, Inc.	10,940	658,807
Wright Medical Group N.V.*	7,303	176,587
Zeltiq Aesthetics, Inc.*	5,043	143,877

		9,371,023

Health Care Providers & Services (2.9%)
AAC Holdings, Inc.*	1,186	22,605
Aceto Corp.	3,749	101,148
Addus HomeCare Corp.*	109	2,537
Adeptus Health, Inc., Class A*	927	50,540
Air Methods Corp.*	6,035	253,048
Alliance HealthCare Services, Inc.*	303	2,782
Amedisys, Inc.*	3,471	136,480
AMN Healthcare Services, Inc.*	7,281	226,075
Amsurg Corp.*	1,975	150,100
BioTelemetry, Inc.*	3,998	46,697
Capital Senior Living Corp.*	4,434	92,493
Chemed Corp.	2,589	387,832
Civitas Solutions, Inc.*	1,754	50,498
CorVel Corp.*	1,247	54,768
Cross Country Healthcare, Inc.*	2,906	47,629
Diplomat Pharmacy, Inc.*	5,566	190,469
Ensign Group, Inc.	7,282	164,792
ExamWorks Group, Inc.*	6,445	171,437
Genesis Healthcare, Inc.*	2,709	9,400
HealthEquity, Inc.*	101,530	2,545,357

HealthSouth Corp.	14,094	$490,612
Landauer, Inc.	1,412	46,483
LHC Group, Inc.*	123	5,571
Molina Healthcare, Inc.*	5,992	360,299
National Research Corp., Class A	1,210	19,408
National Research Corp., Class B	206	7,379
Nobilis Health Corp.*	4,694	13,237
Providence Service Corp.*	2,049	96,139
RadNet, Inc.*	5,238	32,371
Select Medical Holdings Corp.	15,317	182,425
Surgery Partners, Inc.*	1,570	32,169
Surgical Care Affiliates, Inc.*	3,058	121,739
Team Health Holdings, Inc.*	10,965	481,254
Teladoc, Inc.*	989	17,762
Trupanion, Inc.*	1,860	18,154
U.S. Physical Therapy, Inc.	1,862	99,952
WellCare Health Plans, Inc.*	6,505	508,756

		7,240,397

Health Care Technology (5.9%)
athenahealth, Inc.*	37,981	6,113,802
Castlight Health, Inc., Class B*	188,068	803,050
Computer Programs & Systems, Inc.	1,806	89,849
Connecture, Inc.*	987	3,563
Evolent Health, Inc., Class A*	1,428	17,293
HealthStream, Inc.*	3,738	82,236
HMS Holdings Corp.*	13,900	171,526
Imprivata, Inc.*	1,296	14,645
MedAssets, Inc.*	8,769	271,313
Medidata Solutions, Inc.*	85,487	4,213,654
Omnicell, Inc.*	5,641	175,322
Press Ganey Holdings, Inc.*	36,910	1,164,511
Quality Systems, Inc.	7,816	125,994
Veeva Systems, Inc., Class A*	53,278	1,537,070
Vocera Communications, Inc.*	2,577	31,439

		14,815,267

Life Sciences Tools & Services (0.6%)
Accelerate Diagnostics, Inc.*	3,171	68,145
Affymetrix, Inc.*	3,285	33,146
Albany Molecular Research, Inc.*	3,738	74,199
Cambrex Corp.*	4,830	227,445
Fluidigm Corp.*	4,318	46,677
INC Research Holdings, Inc., Class A*	1,914	92,848
Luminex Corp.*	464	9,925
NanoString Technologies, Inc.*	1,934	28,449
NeoGenomics, Inc.*	7,809	61,457
Pacific Biosciences of California, Inc.*	8,936	117,330
PAREXEL International Corp.*	8,397	572,003
PRA Health Sciences, Inc.*	3,088	139,794
Sequenom, Inc.*	17,587	28,843

		1,500,261

Pharmaceuticals (2.3%)
Aclaris Therapeutics, Inc.*	992	26,724
Aerie Pharmaceuticals, Inc.*	3,066	74,657
Agile Therapeutics, Inc.*	1,611	15,723
Alimera Sciences, Inc.*	4,807	11,633
Amphastar Pharmaceuticals, Inc.*	3,352	47,699

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

ANI Pharmaceuticals, Inc.*	1,182	$53,338
Aratana Therapeutics, Inc.*	4,019	22,426
Assembly Biosciences, Inc.*	2,057	15,448
BioDelivery Sciences International, Inc.*	7,036	33,702
Carbylan Therapeutics, Inc.*	1,830	6,625
Catalent, Inc.*	12,713	318,206
Cempra, Inc.*	4,783	148,895
Collegium Pharmaceutical, Inc.*	1,137	31,267
Corcept Therapeutics, Inc.*	9,305	46,339
Corium International, Inc.*	1,616	13,122
Depomed, Inc.*	8,940	162,082
Dermira, Inc.*	801	27,723
Durect Corp.*	17,107	37,806
Flex Pharma, Inc.*	913	11,367
Foamix Pharmaceuticals Ltd.*	3,492	28,320
Heska Corp.*	940	36,359
Impax Laboratories, Inc.*	39,901	1,706,167
Intersect ENT, Inc.*	2,508	56,430
Intra-Cellular Therapies, Inc.*	4,111	221,131
Lannett Co., Inc.*	4,164	167,060
Medicines Co.*	1,093	40,813
MyoKardia, Inc.*	1,336	19,586
Nektar Therapeutics*	20,410	343,908
Neos Therapeutics, Inc.*	761	10,897
Ocular Therapeutix, Inc.*	2,215	20,755
Omeros Corp.*	5,215	82,032
Pacira Pharmaceuticals, Inc.*	5,613	431,022
Paratek Pharmaceuticals, Inc.*	1,793	34,013
Pernix Therapeutics Holdings, Inc.*	6,828	20,143
Phibro Animal Health Corp., Class A	2,861	86,202
POZEN, Inc.*	4,365	29,813
Prestige Brands Holdings, Inc.*	8,067	415,289
Relypsa, Inc.*	5,120	145,101
Revance Therapeutics, Inc.*	2,895	98,893
Sagent Pharmaceuticals, Inc.*	3,297	52,455
SciClone Pharmaceuticals, Inc.*	7,436	68,411
Sucampo Pharmaceuticals, Inc., Class A*	3,761	65,028
Supernus Pharmaceuticals, Inc.*	5,211	70,036
Teligent, Inc.*	6,384	56,818
Tetraphase Pharmaceuticals, Inc.*	5,363	53,791
TherapeuticsMD, Inc.*	19,730	204,600
Theravance, Inc.	11,956	126,016
VIVUS, Inc.*	16,000	16,320
XenoPort, Inc.*	8,946	49,114
Zogenix, Inc.*	3,616	53,300
Zynerba Pharmaceuticals, Inc.*	467	4,703

		5,919,308

Total Health Care		59,935,116

Industrials (15.1%)
Aerospace & Defense (2.3%)
Aerojet Rocketdyne Holdings, Inc.*	4,399	68,888
Astronics Corp.*	3,436	139,880
BWX Technologies, Inc.	148,821	4,728,043
Curtiss-Wright Corp.	401	27,469
HEICO Corp.	2,899	157,590

HEICO Corp., Class A	6,131	$301,645
Moog, Inc., Class A*	535	32,421
Sparton Corp.*	829	16,572
TASER International, Inc.*	8,315	143,766
Teledyne Technologies, Inc.*	1,442	127,905
Vectrus, Inc.*	1,509	31,523

		5,775,702

Air Freight & Logistics (1.5%)
Echo Global Logistics, Inc.*	4,422	90,165
Forward Air Corp.	4,713	202,706
Hub Group, Inc., Class A*	5,068	166,991
Park-Ohio Holdings Corp.	1,302	47,887
Radiant Logistics, Inc.*	4,154	14,248
XPO Logistics, Inc.*	119,119	3,245,993

		3,767,990

Airlines (0.3%)
Allegiant Travel Co.	2,013	337,842
Hawaiian Holdings, Inc.*	7,216	254,941
Virgin America, Inc.*	3,620	130,356

		723,139

Building Products (0.7%)
AAON, Inc.	6,314	146,611
Advanced Drainage Systems, Inc.	5,030	120,871
American Woodmark Corp.*	1,986	158,840
Apogee Enterprises, Inc.	4,487	195,229
Builders FirstSource, Inc.*	7,935	87,920
Continental Building Products, Inc.*	4,636	80,945
Griffon Corp.	1,219	21,698
Insteel Industries, Inc.	2,511	52,530
Masonite International Corp.*	4,635	283,801
NCI Building Systems, Inc.*	3,939	48,883
Nortek, Inc.*	1,450	63,249
Patrick Industries, Inc.*	1,883	81,911
PGT, Inc.*	7,089	80,744
Ply Gem Holdings, Inc.*	3,247	40,717
Quanex Building Products Corp.	337	7,026
Simpson Manufacturing Co., Inc.	463	15,811
Trex Co., Inc.*	4,940	187,918

		1,674,704

Commercial Services & Supplies (1.0%)
ARC Document Solutions, Inc.*	6,031	26,657
Brink’s Co.	7,477	215,786
Casella Waste Systems, Inc., Class A*	1,305	7,804
CECO Environmental Corp.	491	3,771
Deluxe Corp.	4,205	229,341
G&K Services, Inc., Class A	2,147	135,046
Healthcare Services Group, Inc.	10,821	377,328
Heritage-Crystal Clean, Inc.*	198	2,099
Herman Miller, Inc.	9,189	263,724
HNI Corp.	6,850	247,011
InnerWorkings, Inc.*	2,164	16,230
Interface, Inc.	10,221	195,630
Kimball International, Inc., Class B	1,700	16,609
Knoll, Inc.	7,608	143,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Matthews International Corp., Class A	252	$13,469
Mobile Mini, Inc.	600	18,678
MSA Safety, Inc.	2,847	123,759
Multi-Color Corp.	1,892	113,161
SP Plus Corp.*	2,331	55,711
Steelcase, Inc., Class A	12,803	190,765
Team, Inc.*	3,090	98,756
U.S. Ecology, Inc.	3,249	118,394
West Corp.	1,214	26,186

		2,638,945

Construction & Engineering (0.3%)
Argan, Inc.	1,683	54,529
Comfort Systems USA, Inc.	5,369	152,587
Dycom Industries, Inc.*	5,159	360,924
Furmanite Corp.*	4,613	30,723
Great Lakes Dredge & Dock Corp.*	576	2,281
HC2 Holdings, Inc.*	1,769	9,358
NV5 Global, Inc.*	735	16,155
Primoris Services Corp.	4,237	93,341

		719,898

Electrical Equipment (0.4%)
Allied Motion Technologies, Inc.	920	24,086
AZZ, Inc.	3,948	219,390
Encore Wire Corp.	2,361	87,569
EnerSys, Inc.	1,784	99,779
Enphase Energy, Inc.*	4,072	14,293
Franklin Electric Co., Inc.	6,827	184,534
FuelCell Energy, Inc.*	885	4,387
Generac Holdings, Inc.*	10,615	316,008
General Cable Corp.	6,641	89,189
Plug Power, Inc.*	14,970	31,587
Power Solutions International, Inc.*	687	12,538
PowerSecure International, Inc.*	585	8,804
Sunrun, Inc.*	229	2,695
Thermon Group Holdings, Inc.*	640	10,829
Vicor Corp.*	2,080	18,970

		1,124,658

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	603	9,407

Machinery (4.2%)
Accuride Corp.*	5,251	8,717
Albany International Corp., Class A	573	20,943
Altra Industrial Motion Corp.	3,438	86,225
American Railcar Industries, Inc.	341	15,782
Blount International, Inc.*	8,049	78,961
Blue Bird Corp.*	688	6,976
CLARCOR, Inc.	7,231	359,236
Commercial Vehicle Group, Inc.*	4,440	12,254
Douglas Dynamics, Inc.	772	16,266
EnPro Industries, Inc.	2,055	90,091
FreightCar America, Inc.	885	17,196
Global Brass & Copper Holdings, Inc.	2,950	62,835
Gorman-Rupp Co.	566	15,129

Greenbrier Cos., Inc.	4,129	$134,688
Harsco Corp.	11,819	93,134
Hillenbrand, Inc.	9,645	285,781
Hyster-Yale Materials Handling, Inc.	385	20,193
John Bean Technologies Corp.	4,455	221,993
Joy Global, Inc.	81,291	1,025,080
Kadant, Inc.	248	10,071
Lindsay Corp.	1,588	114,971
Lydall, Inc.*	820	29,094
Manitowoc Co., Inc.	297,346	4,564,261
Meritor, Inc.*	8,086	67,518
Milacron Holdings Corp.*	791	9,896
Miller Industries, Inc.	55	1,198
Mueller Industries, Inc.	5,719	154,985
Mueller Water Products, Inc., Class A	24,799	213,271
Navistar International Corp.*	500	4,420
NN, Inc.	3,952	62,995
Omega Flex, Inc.	421	13,897
Proto Labs, Inc.*	3,557	226,545
RBC Bearings, Inc.*	3,569	230,522
Rexnord Corp.*	15,776	285,861
Standex International Corp.	1,393	115,828
Sun Hydraulics Corp.	3,603	114,323
Tennant Co.	2,653	149,258
Terex Corp.	62,575	1,156,386
Titan International, Inc.	310	1,221
TriMas Corp.*	414	7,721
Wabash National Corp.*	10,180	120,429
Woodward, Inc.	6,854	340,370
Xerium Technologies, Inc.*	1,715	20,323

		10,586,844

Marine (0.1%)
Matson, Inc.	6,033	257,187

Professional Services (3.8%)
Advisory Board Co.*	66,365	3,292,368
Barrett Business Services, Inc.	1,064	46,327
CEB, Inc.	43,081	2,644,743
Exponent, Inc.	3,814	190,509
Franklin Covey Co.*	153	2,561
FTI Consulting, Inc.*	550	19,063
GP Strategies Corp.*	1,935	48,588
Heidrick & Struggles International, Inc.	101	2,749
Huron Consulting Group, Inc.*	443	26,314
Insperity, Inc.	3,001	144,498
Kforce, Inc.	3,634	91,867
Korn/Ferry International	4,236	140,550
Mistras Group, Inc.*	1,340	25,581
On Assignment, Inc.*	7,886	354,476
Resources Connection, Inc.	1,018	16,634
RPX Corp.*	1,052	11,572
TriNet Group, Inc.*	5,674	109,792
TrueBlue, Inc.*	6,497	167,363
Volt Information Sciences, Inc.*	828	6,740
WageWorks, Inc.*	48,965	2,221,542

		9,563,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Road & Rail (0.3%)
ArcBest Corp.	1,299	$27,786
Celadon Group, Inc.	2,790	27,593
Covenant Transportation Group, Inc., Class A*	1,656	31,282
Heartland Express, Inc.	7,768	132,211
Knight Transportation, Inc.	9,521	230,694
Marten Transport Ltd.	313	5,540
P.A.M. Transportation Services, Inc.*	443	12,222
Roadrunner Transportation Systems, Inc.*	1,696	15,993
Saia, Inc.*	3,702	82,369
Swift Transportation Co.*	13,679	189,044
Universal Truckload Services, Inc.	741	10,404
USA Truck, Inc.*	519	9,057
Werner Enterprises, Inc.	1,503	35,155
YRC Worldwide, Inc.*	907	12,861

		822,211

Trading Companies & Distributors (0.2%)
Applied Industrial Technologies, Inc.	2,363	95,678
Beacon Roofing Supply, Inc.*	1,932	79,560
BMC Stock Holdings, Inc.*	6,117	102,460
DXP Enterprises, Inc.*	544	12,403
H&E Equipment Services, Inc.	5,080	88,798
Kaman Corp.	281	11,468
Lawson Products, Inc.*	574	13,403
Neff Corp., Class A*	705	5,400
Real Industry, Inc.*	2,314	18,582
Univar, Inc.*	3,229	54,925

		482,677

Total Industrials		38,147,199

Information Technology (27.8%)
Communications Equipment (1.0%)
Aerohive Networks, Inc.*	3,329	17,011
Alliance Fiber Optic Products, Inc.*	2,137	32,397
Applied Optoelectronics, Inc.*	1,950	33,462
CalAmp Corp.*	5,406	107,742
Ciena Corp.*	18,895	390,938
Clearfield, Inc.*	1,631	21,872
Extreme Networks, Inc.*	692	2,823
Harmonic, Inc.*	1,963	7,990
Infinera Corp.*	20,324	368,271
InterDigital, Inc.	4,975	243,974
Ixia*	8,045	99,999
KVH Industries, Inc.*	1,889	17,795
NetScout Systems, Inc.*	7,354	225,768
Novatel Wireless, Inc.*	4,778	7,979
Plantronics, Inc.	5,427	257,348
Ruckus Wireless, Inc.*	11,189	119,834
ShoreTel, Inc.*	1,845	16,328
Ubiquiti Networks, Inc.*	4,458	141,274
ViaSat, Inc.*	5,578	340,314

		2,453,119

Electronic Equipment, Instruments & Components (1.5%)
Badger Meter, Inc.	2,248	$131,710
Belden, Inc.	6,541	311,875
Cognex Corp.	18,999	641,596
Coherent, Inc.*	301	19,598
Daktronics, Inc.	1,209	10,543
DTS, Inc.*	2,304	52,024
ePlus, Inc.*	59	5,502
FARO Technologies, Inc.*	19,214	567,197
FEI Co.	6,338	505,709
InvenSense, Inc.*	12,150	124,295
Littelfuse, Inc.	2,987	319,639
Mesa Laboratories, Inc.	421	41,890
Methode Electronics, Inc.	5,926	188,625
MTS Systems Corp.	2,348	148,887
Newport Corp.*	1,916	30,407
OSI Systems, Inc.*	759	67,293
Plexus Corp.*	1,858	64,881
RealD, Inc.*	5,947	62,741
Rofin-Sinar Technologies, Inc.*	466	12,479
Rogers Corp.*	864	44,556
Universal Display Corp.*	6,139	334,207

		3,685,654

Internet Software & Services (12.1%)
Alarm.com Holdings, Inc.*	794	13,244
Amber Road, Inc.*	2,286	11,636
Angie’s List, Inc.*	105,919	990,343
Apigee Corp.*	648	5,203
Appfolio, Inc., Class A*	579	8,453
Autohome, Inc. (ADR)*	43,483	1,518,426
Bazaarvoice, Inc.*	4,039	17,691
Benefitfocus, Inc.*	42,968	1,563,606
Box, Inc., Class A*	1,880	26,245
Brightcove, Inc.*	4,320	26,784
Carbonite, Inc.*	2,686	26,323
Care.com, Inc.*	354	2,535
ChannelAdvisor Corp.*	3,179	44,029
Cimpress N.V.*	5,007	406,268
comScore, Inc.*	5,341	219,782
Constant Contact, Inc.*	5,016	146,668
Cornerstone OnDemand, Inc.*	8,328	287,566
Criteo S.A. (ADR)*	113,604	4,498,718
Cvent, Inc.*	3,480	121,487
Demandware, Inc.*	5,141	277,460
DHI Group, Inc.*	2,337	21,430
EarthLink Holdings Corp.	15,310	113,753
Endurance International Group Holdings, Inc.*	8,775	95,911
Envestnet, Inc.*	6,008	179,339
Everyday Health, Inc.*	2,929	17,633
Five9, Inc.*	3,377	29,380
Gogo, Inc.*	8,755	155,839
GrubHub, Inc.*	204,809	4,956,378
GTT Communications, Inc.*	3,654	62,337
Hortonworks, Inc.*	1,098	24,046
Instructure, Inc.*	512	10,660
Internap Corp.*	8,132	52,045
Intralinks Holdings, Inc.*	3,192	28,951
j2 Global, Inc.	7,322	602,747
Just Eat plc*	326,358	2,373,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

LivePerson, Inc.*	8,296	$55,998
LogMeIn, Inc.*	3,772	253,101
Marin Software, Inc.*	554	1,983
Marketo, Inc.*	69,144	1,985,124
MaxPoint Interactive, Inc.*	994	1,700
MINDBODY, Inc., Class A*	763	11,544
New Relic, Inc.*	24,016	874,903
NIC, Inc.	10,156	199,870
OPOWER, Inc.*	64,849	684,805
Q2 Holdings, Inc.*	2,884	76,051
Quotient Technology, Inc.*	86,694	591,253
Reis, Inc.	772	18,320
RetailMeNot, Inc.*	226	2,242
SciQuest, Inc.*	2,287	29,662
Shutterstock, Inc.*	75,235	2,433,100
SPS Commerce, Inc.*	2,566	180,159
Stamps.com, Inc.*	2,180	238,950
TechTarget, Inc.*	786	6,312
Textura Corp.*	2,936	63,359
Travelzoo, Inc.*	1,004	8,403
TrueCar, Inc.*	7,039	67,152
Web.com Group, Inc.*	6,839	136,848
WebMD Health Corp.*	5,839	282,024
Wix.com Ltd.*	2,771	63,040
Xactly Corp.*	767	6,543
XO Group, Inc.*	3,911	62,811
Zillow Group, Inc., Class A*	46,700	1,216,068
Zillow Group, Inc., Class C*	93,401	2,193,055

		30,681,017

IT Services (1.9%)
6D Global Technologies, Inc.*†	1,297	2,831
Blackhawk Network Holdings, Inc.*	8,234	364,025
Cardtronics, Inc.*	6,967	234,440
Cass Information Systems, Inc.	959	49,350
CSG Systems International, Inc.	5,109	183,822
Datalink Corp.*	231	1,571
EPAM Systems, Inc.*	7,436	584,618
Euronet Worldwide, Inc.*	7,895	571,835
EVERTEC, Inc.	10,324	172,824
ExlService Holdings, Inc.*	4,750	213,417
Forrester Research, Inc.	1,477	42,065
Hackett Group, Inc.	3,559	57,193
Heartland Payment Systems, Inc.	5,575	528,621
Lionbridge Technologies, Inc.*	9,604	47,156
Luxoft Holding, Inc.*	2,819	217,429
MAXIMUS, Inc.	10,056	565,650
Perficient, Inc.*	3,488	59,715
PFSweb, Inc.*	1,613	20,759
Science Applications International Corp.	7,096	324,855
ServiceSource International, Inc.*	5,032	23,197
Syntel, Inc.*	4,806	217,471
TeleTech Holdings, Inc.	1,312	36,618
Travelport Worldwide Ltd.	11,769	151,820
Unisys Corp.*	4,672	51,626
Virtusa Corp.*	4,573	189,048

		4,911,956

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Energy Industries, Inc.*	3,278	$92,538
Advanced Micro Devices, Inc.*	44,617	128,051
Ambarella, Inc.*	4,784	266,660
Applied Micro Circuits Corp.*	2,928	18,651
Cabot Microelectronics Corp.*	3,271	143,204
Cascade Microtech, Inc.*	1,539	25,009
Cavium, Inc.*	8,441	554,658
CEVA, Inc.*	1,409	32,914
Cirrus Logic, Inc.*	9,663	285,348
Entegris, Inc.*	12,684	168,317
Exar Corp.*	801	4,910
FormFactor, Inc.*	3,863	34,767
Inphi Corp.*	5,702	154,068
Integrated Device Technology, Inc.*	22,539	593,903
Lattice Semiconductor Corp.*	4,150	26,850
MA-COM Technology Solutions Holdings, Inc.*	3,501	143,156
Mattson Technology, Inc.*	10,995	38,812
MaxLinear, Inc., Class A*	7,650	112,685
Microsemi Corp.*	14,497	472,457
Monolithic Power Systems, Inc.	6,000	382,260
NVE Corp.	292	16,405
PDF Solutions, Inc.*	3,642	39,479
PMC-Sierra, Inc.*	8,912	103,557
Power Integrations, Inc.	3,031	147,398
Rambus, Inc.*	17,896	207,415
Rudolph Technologies, Inc.*	698	9,926
Semtech Corp.*	3,314	62,701
Silicon Laboratories, Inc.*	4,629	224,692
Synaptics, Inc.*	5,609	450,627
Tessera Technologies, Inc.	4,981	149,480
Xcerra Corp.*	3,523	21,314

		5,112,212

Software (8.6%)
A10 Networks, Inc.*	4,915	32,242
ACI Worldwide, Inc.*	17,839	381,755
American Software, Inc., Class A	531	5,406
Aspen Technology, Inc.*	13,018	491,560
AVG Technologies N.V.*	6,149	123,288
Barracuda Networks, Inc.*	1,179	22,024
Blackbaud, Inc.	7,143	470,438
Bottomline Technologies de, Inc.*	5,443	161,820
BroadSoft, Inc.*	4,515	159,650
Callidus Software, Inc.*	8,561	158,978
Code Rebel Corp.*	179	480
CommVault Systems, Inc.*	6,954	273,640
Digimarc Corp.*	1,035	37,788
Digital Turbine, Inc.*	6,279	8,351
Ebix, Inc.	4,156	136,275
Ellie Mae, Inc.*	45,705	2,752,812
Epiq Systems, Inc.	1,762	23,029
Fair Isaac Corp.	4,740	446,413
Fleetmatics Group plc*	57,511	2,920,984
Gigamon, Inc.*	4,281	113,746
Globant S.A.*	2,271	85,185
Glu Mobile, Inc.*	9,131	22,188
Guidance Software, Inc.*	2,684	16,158
Guidewire Software, Inc.*	70,855	4,262,637
HubSpot, Inc.*	2,915	164,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Imperva, Inc.*	4,067	$257,482
Infoblox, Inc.*	9,300	171,027
Interactive Intelligence Group, Inc.*	2,554	80,247
Jive Software, Inc.*	6,810	27,785
Manhattan Associates, Inc.*	11,186	740,178
MicroStrategy, Inc., Class A*	1,424	255,309
MobileIron, Inc.*	5,622	20,295
Model N, Inc.*	3,061	34,161
Monotype Imaging Holdings, Inc.	6,207	146,734
Park City Group, Inc.*	1,427	16,996
Paycom Software, Inc.*	4,834	181,903
Paylocity Holding Corp.*	2,305	93,468
Pegasystems, Inc.	5,509	151,498
Proofpoint, Inc.*	6,016	391,100
PROS Holdings, Inc.*	3,509	80,847
QAD, Inc., Class A	360	7,387
Qlik Technologies, Inc.*	13,989	442,892
Qualys, Inc.*	3,871	128,091
Rapid7, Inc.*	859	12,997
RealPage, Inc.*	8,183	183,708
RingCentral, Inc., Class A*	8,279	195,219
Rubicon Project, Inc.*	3,816	62,773
Sapiens International Corp. N.V.	2,687	27,407
Silver Spring Networks, Inc.*	4,969	71,603
Synchronoss Technologies, Inc.*	5,991	211,063
Take-Two Interactive Software, Inc.*	6,716	233,985
Tangoe, Inc.*	5,816	48,796
TiVo, Inc.*	14,503	125,161
TubeMogul, Inc.*	2,256	30,682
Tyler Technologies, Inc.*	5,104	889,729
Varonis Systems, Inc.*	1,323	24,872
VASCO Data Security International, Inc.*	4,321	72,290
Verint Systems, Inc.*	8,886	360,416
VirnetX Holding Corp.*	6,684	17,178
Workiva, Inc.*	1,012	17,781
Xero Ltd.*	45,076	608,285
Xura, Inc.*	3,342	82,146
Zendesk, Inc.*	71,966	1,902,781
Zix Corp.*	8,704	44,216

		21,721,479

Technology Hardware, Storage & Peripherals (0.7%)
Avid Technology, Inc.*	3,019	22,009
CPI Card Group, Inc.*	2,433	25,936
Cray, Inc.*	6,295	204,273
Diebold, Inc.	9,969	299,967
Eastman Kodak Co.*	2,526	31,676
Electronics for Imaging, Inc.*	7,176	335,406
Immersion Corp.*	4,194	48,902
Nimble Storage, Inc.*	7,473	68,752
Pure Storage, Inc., Class A*	38,885	605,439
Silicon Graphics International Corp.*	4,915	28,998
Super Micro Computer, Inc.*	5,796	142,060
Violin Memory, Inc.*	13,329	11,997

		1,825,415

Total Information Technology		70,390,852

Materials (2.7%)
Chemicals (1.7%)
A. Schulman, Inc.	4,198	$128,627
American Vanguard Corp.	469	6,571
Balchem Corp.	4,789	291,171
Calgon Carbon Corp.	3,544	61,134
Chase Corp.	931	37,920
Chemtura Corp.*	10,302	280,936
Core Molding Technologies, Inc.*	1,133	14,536
Ferro Corp.*	11,479	127,646
H.B. Fuller Co.	7,753	282,752
Hawkins, Inc.	262	9,372
KMG Chemicals, Inc.	1,418	32,642
Koppers Holdings, Inc.*	3,025	55,206
LSB Industries, Inc.*	1,077	7,808
Minerals Technologies, Inc.	5,023	230,355
Olin Corp.	11,190	193,139
OMNOVA Solutions, Inc.*	4,097	25,115
Platform Specialty Products Corp.*	120,234	1,542,602
PolyOne Corp.	13,601	431,968
Quaker Chemical Corp.	1,481	114,422
Rentech, Inc.*	2,974	10,468
Senomyx, Inc.*	6,480	24,430
Sensient Technologies Corp.	4,581	287,778
Stepan Co.	1,409	70,013
Trecora Resources*	3,002	37,195
Tredegar Corp.	764	10,406
Trinseo S.A.*	1,715	48,363
Valhi, Inc.	1,313	1,759

		4,364,334

Construction Materials (0.2%)
Headwaters, Inc.*	11,404	192,385
Summit Materials, Inc., Class A*	5,053	101,268
U.S. Concrete, Inc.*	2,168	114,167
United States Lime & Minerals, Inc.	5	275

		408,095

Containers & Packaging (0.2%)
AEP Industries, Inc.*	595	45,904
Berry Plastics Group, Inc.*	10,828	391,757
Multi Packaging Solutions International Ltd.*	2,155	37,390
Myers Industries, Inc.	3,560	47,419

		522,470

Metals & Mining (0.1%)
Century Aluminum Co.*	479	2,117
Ferroglobe plc	9,578	102,963
Handy & Harman Ltd.*	67	1,374
Haynes International, Inc.	101	3,706
Kaiser Aluminum Corp.	892	74,625
Olympic Steel, Inc.	287	3,323
Ryerson Holding Corp.*	285	1,331
Stillwater Mining Co.*	5,714	48,969
SunCoke Energy, Inc.	6,889	23,905
Worthington Industries, Inc.	1,620	48,827

		311,140

Paper & Forest Products (0.5%)
Boise Cascade Co.*	5,208	132,960
Clearwater Paper Corp.*	2,686	122,294
Deltic Timber Corp.	1,641	96,606
KapStone Paper and Packaging Corp.	13,036	294,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Louisiana-Pacific Corp.*	20,014	$360,452
Neenah Paper, Inc.	1,358	84,780
Schweitzer-Mauduit International, Inc.	799	33,550
Wausau Paper Corp.	5,531	56,582

		1,181,707

Total Materials		6,787,746

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	4,603	52,704
Cogent Communications Holdings, Inc.	7,121	247,027
Consolidated Communications Holdings, Inc.	4,909	102,844
FairPoint Communications, Inc.*	3,101	49,833
General Communication, Inc., Class A*	5,314	105,111
IDT Corp., Class B	457	5,329
inContact, Inc.*	8,311	79,287
Inteliquent, Inc.	2,032	36,109
Intelsat S.A.*	1,319	5,487
Lumos Networks Corp.*	3,013	33,746
pdvWireless, Inc.*	1,317	36,218
Straight Path Communications, Inc., Class B*	1,387	23,773
Vonage Holdings Corp.*	2,729	15,664
Windstream Holdings, Inc.	15,419	99,298

		892,430

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,903	19,218
Shenandoah Telecommunications Co.	3,224	138,793

		158,011

Total Telecommunication Services		1,050,441

Utilities (0.0%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B*	376	4,193
Spark Energy, Inc., Class A	320	6,630

		10,823

Independent Power and Renewable Electricity Producers (0.0%)
Ormat Technologies, Inc.	2,315	84,428
TerraForm Global, Inc., Class A	984	5,501
Vivint Solar, Inc.*	1,840	17,590

		107,519

Water Utilities (0.0%)
American States Water Co.	485	20,346
York Water Co.	124	3,092

		23,438

Total Utilities		141,780

Total Common Stocks (95.5%) (Cost $213,565,245)		242,032,803

PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Better Place, Inc. 0.000%*†	139,552	—

Internet & Catalog Retail (0.0%)
Peixe Urbano, Inc. 0.000%*†	10,195	—

Total Preferred Stocks (0.0%) (Cost $969,195)		—

	Number of Rights	Value (Note 1)

RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc. (Contingent Value Shares), (b)*† (Cost $—)	899	$405

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	1,729	3,268

Total Telecommunication Services		3,268

Total Rights (0.0%) (Cost $—)		3,673

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Lindblad Expeditions Holdings, Inc., expiring 7/8/20*	25,338	77,281

Total Consumer Discretionary		77,281

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*†	855	—

Total Energy		—

Total Warrants (0.0%) (Cost $—)		77,281

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (3.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,808,300	8,808,300

Total Short-Term Investment (3.5%) (Cost $8,808,300)		8,808,300

Total Investments (99.0%) (Cost $223,342,740)		250,922,057
Other Assets Less Liabilities (1.0%)		2,425,331

Net Assets (100%)		$253,347,388

*	Non-income producing.
†	Securities (totaling $17,316 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid Security.

Glossry:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	14	March-16	$1,595,759	$1,584,100	$(11,659)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$42,714,395	$1,478,977	$—		$44,193,372
Consumer Staples	4,554,835	—	—		4,554,835
Energy	1,352,462	—	—		1,352,462
Financials	15,479,000	—	—		15,479,000
Health Care	59,924,304	—	10,812		59,935,116
Industrials	38,147,199	—	—		38,147,199
Information Technology	67,406,015	2,982,006	2,831		70,390,852
Materials	6,787,746	—	—		6,787,746
Telecommunication Services	1,050,441	—	—		1,050,441
Utilities	141,780	—	—		141,780
Preferred Stocks
Consumer Discretionary	—	—	—	(c)	—	(c)
Rights
Health Care	—	—	405		405
Telecommunication Services	—	—	3,268		3,268
Short-Term Investments	8,808,300	—	—		8,808,300
Warrants
Consumer Discretionary	77,281	—	—		77,281
Energy	—	—	—	(c)	—	(c)

Total Assets	$246,443,758	$4,460,983	$17,316		$250,922,057

Liabilities:
Futures	$(11,659)	$—	$—		$(11,659)

Total Liabilities	$(11,659)	$—	$—		$(11,659)

Total	$246,432,099	$4,460,983	$17,316		$250,910,398

(a)	A security with a market value of $30,135 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $3,268 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(11,659	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$35,702	$35,702

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(158,380)	$(158,380)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $4,099,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$99,110,261
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 17%)*	$105,107,602

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,920,133
Aggregate gross unrealized depreciation	(30,705,929)

Net unrealized appreciation	$27,214,204

Federal income tax cost of investments	$223,707,853

For the year ended December 31, 2015, the Portfolio incurred approximately $53 as brokerage commissions with Bank of America Corp., and $912 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $223,342,740)	$250,922,057
Cash	2,511,927
Foreign cash (Cost $230)	219
Cash held as collateral at broker	75,600
Dividends, interest and other receivables	90,682
Receivable for securities sold	684
Other assets	897

Total assets	253,602,066

LIABILITIES
Investment management fees payable	169,973
Administrative fees payable	27,004
Payable for securities purchased	17,648
Due to broker for futures variation margin	16,100
Trustees’ fees payable	196
Distribution fees payable – Class IB	20
Accrued expenses	23,737

Total liabilities	254,678

NET ASSETS	$253,347,388

Net assets were comprised of:
Paid in capital	$225,868,799
Accumulated undistributed net investment income (loss)	151,944
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(238,653)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	27,565,298

Net assets	$253,347,388

Class IB
Net asset value, offering and redemption price per share, $92,143 / 10,083 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.14

Class K
Net asset value, offering and redemption price per share, $253,255,245 / 27,664,981 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$1,412,900
Interest	6,764

Total income	1,419,664

EXPENSES
Investment management fees	2,190,705
Administrative fees	338,475
Professional fees	56,397
Custodian fees	20,500
Printing and mailing expenses	11,238
Offering costs	6,804
Trustees’ fees	5,562
Distribution fees – Class IB	184
Miscellaneous	8,848

Gross expenses	2,638,713
Less: Waiver from investment manager	(1,413)

Net expenses	2,637,300

NET INVESTMENT INCOME (LOSS)	(1,217,636)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	9,013,540
Futures	35,702
Foreign currency transactions	(2,926)

Net realized gain (loss)	9,046,316

Change in unrealized appreciation (depreciation) on:
Investments	(23,501,015)
Futures	(158,380)
Foreign currency translations	(325)

Net change in unrealized appreciation (depreciation)	(23,659,720)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,613,404)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,831,040)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,217,636)	$(809,048)
Net realized gain (loss) on investments, futures and foreign currency transactions	9,046,316	8,094,614
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(23,659,720)	3,281,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,831,040)	10,566,827

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IB	(3,139)	(806)
Class K	(8,622,347)	(8,492,395)

TOTAL DISTRIBUTIONS	(8,625,486)	(8,493,201)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 9,735 and 2,500 shares, respectively ]	100,000	25,000
Capital shares issued in reinvestment of distributions [ 348 and 81 shares, respectively ]	3,139	806
Capital shares repurchased [ (2,581) and 0 shares, respectively ]	(27,531)	—

Total Class IB transactions	75,608	25,806

Class K
Capital shares sold [ 222,965 and 943,902 shares, respectively ]	2,240,593	9,382,341
Capital shares sold in-kind (Note 10) [ 0 and 27,239,130 shares, respectively ]	—	272,391,299
Capital shares issued in reinvestment of distributions [ 954,367 and 850,918 shares, respectively ]	8,622,347	8,492,395
Capital shares repurchased [ (675,655) and (1,870,646) shares, respectively ]	(6,880,573)	(18,619,528)

Total Class K transactions	3,982,367	271,646,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,057,975	271,672,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,398,551)	273,745,939
NET ASSETS:
Beginning of period	273,745,939	—

End of period (a)	$253,347,388	$273,745,939

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$151,944	$194,099

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.27		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)		(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.76)		0.63		0.43

Total from investment operations	(0.81)		0.61		0.38

Less distributions:
Distributions from net realized gains	(0.32)		—		(0.32)

Net asset value, end of period	$9.14		$10.67		$10.06

Total return (b)	(7.82)%		6.06%		3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$92		$—		$26
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.21%		1.23%		1.25%
Before waivers and reimbursements (a)(f)	1.21%		1.23%		5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.67	)%(l)	(0.69	)%(l)	(0.70	)%(l)
Before waivers and reimbursements (a)(f)	(0.67	)%(l)	(0.69	)%(l)	(5.28	)%(l)
Portfolio turnover rate^	38%		38%		33	%(z)

Class K	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.56)	0.43

Total from investment operations	(0.61)	0.40

Less distributions:
Distributions from net realized gains	(0.32)	(0.32)

Net asset value, end of period	$9.15	$10.08

Total return (b)	(5.98)%	4.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$253,255	$273,720
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.96%	1.00%
Before waivers and reimbursements (a)(f)	0.96%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.44)%	(0.44	)%(l)
Before waivers and reimbursements (a)(f)	(0.45)%	(0.43	)%(l)
Portfolio turnover rate (z)^	38%	33%
*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(2.38)%	8.65%	4.08%
Portfolio – Class IB Shares*	(2.39)	8.61	3.93
Portfolio – Class K Shares**	(2.13)	N/A	12.42
S&P 500 Index	1.38	12.57	7.08
Volatility Managed Index – Large Cap Core	2.79	12.08	9.17
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.39)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index, and the Volatility Managed Index — Large Cap Core, returned 1.38% and 2.79%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Consumer Staples, Financials and Health Care sectors supported relative performance.

•	Shares of Hospira, a manufacturer of injection drugs and biosimilars, gained following an acquisition bid by Pfizer in February, which was successfully closed in September.

•

Shares of pharmaceutical company Eli Lilly gained in response to several new product approvals for treatments of cancer, psoriasis and rheumatoid arthritis, as well as increased earnings guidance, solid sales performance and profit margin improvement.

•

Despite a challenging environment for personal computers, Microsoft’s earnings improved amid increased momentum in its cloud computing services and server products, strong adoption of its new Windows 10 operating system, and cost controls.

•

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of its non-U.S. dollar investments; the hedges had a positive impact on the Portfolio’s performance during the period.

What hurt performance during the year:

•	Security selection in the Consumer Discretionary, Information Technology, Materials, Energy and Utilities sectors detracted from relative performance.

•

Shares of natural resources company Freeport McMoRan suffered from effects of falling copper, crude oil and natural gas prices as well as concerns about negotiations with Indonesia’s government about its Indonesia unit.

•

Marathon Oil’s share price was hurt by falling crude oil prices. The company reduced its dividend and its poorly performing deepwater exploration program, steps that could preserve capital for strong returns when conditions improve.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

At year end, equities remained the core of the Portfolio. Sector weightings that rose during the year included Financials, Health Care, Consumer Staples and Information Technology, while the weightings of Energy, Utilities and Materials were among those that declined. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

We continue to follow financial market and economic developments; volatility could quickly return to financial markets given the uncertain path of global economic growth, Federal Reserve monetary policy, investor pessimism about U.S. corporate earnings and geopolitical events. In our view, if the recent trend of labor market improvement persists and global oil prices remain low, U.S. consumer spending will likely hold up also. If the Federal Reserve increases interest rates at a gradual pace over the next 12 months, as most economists expect, this may limit monetary policy-related economic headwinds. Given recent U.S. economic and market conditions, we believe the longer term risk/reward profiles of cyclical sectors are generally more attractive than for defensive sectors.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	18.7%
Information Technology	15.5
Health Care	12.7
Consumer Discretionary	11.2
Consumer Staples	10.1
Industrials	6.3
Energy	6.1
Materials	2.9
Telecommunication Services	2.1
Utilities	1.8
Investment Company	1.2
Government Securities	0.2
Cash and Other	11.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$962.82	$5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.64	5.62
Class IB
Actual	1,000.00	962.75	5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.64	5.62
Class K
Actual	1,000.00	963.85	4.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.9%)
Auto Components (0.2%)
BorgWarner, Inc.	3,333	$144,086
Delphi Automotive plc	4,092	350,807
Goodyear Tire & Rubber Co.	3,968	129,634
International Automotive Components Group North America LLC*†	131,578	59,114
Johnson Controls, Inc.	9,632	380,368

		1,064,009

Automobiles (1.0%)
Ford Motor Co.	57,961	816,671
General Motors Co.	153,205	5,210,502
Harley-Davidson, Inc.	2,841	128,953

		6,156,126

Distributors (0.0%)
Genuine Parts Co.	2,233	191,792

Diversified Consumer Services (0.1%)
Cengage Learning Holdings II, Inc.*†	21,311	490,153
H&R Block, Inc.	3,449	114,886

		605,039

Hotels, Restaurants & Leisure (0.8%)
Carnival Corp.	6,817	371,390
Chipotle Mexican Grill, Inc.*	459	220,251
Darden Restaurants, Inc.	1,674	106,533
Marriott International, Inc., Class A	2,817	188,852
McDonald’s Corp.	13,605	1,607,295
Royal Caribbean Cruises Ltd.	2,527	255,758
Starbucks Corp.	21,990	1,320,060
Starwood Hotels & Resorts Worldwide, Inc.	2,509	173,823
Wyndham Worldwide Corp.	1,740	126,411
Wynn Resorts Ltd.	1,219	84,343
Yum! Brands, Inc.	6,350	463,867

		4,918,583

Household Durables (0.2%)
D.R. Horton, Inc.	4,808	154,000
Garmin Ltd.	1,744	64,824
Harman International Industries, Inc.	1,048	98,732
Leggett & Platt, Inc.	2,015	84,670
Lennar Corp., Class A	2,724	133,231
Mohawk Industries, Inc.*	937	177,458
Newell Rubbermaid, Inc.	3,944	173,852
PulteGroup, Inc.	4,702	83,790
Whirlpool Corp.	1,155	169,635

		1,140,192

Internet & Catalog Retail (0.9%)
Amazon.com, Inc.*	5,690	3,845,814
Expedia, Inc.	1,724	214,293
Netflix, Inc.*	6,342	725,398
Priceline Group, Inc.*	738	940,913
TripAdvisor, Inc.*	1,678	143,050

		5,869,468

Leisure Products (0.0%)
Hasbro, Inc.	1,649	$111,077
Mattel, Inc.	4,979	135,279

		246,356

Media (4.5%)
Cablevision Systems Corp. – New York Group, Class A	29,866	952,725
CBS Corp. (Non-Voting), Class B	77,376	3,646,731
Comcast Corp., Class A	36,120	2,038,252
Discovery Communications, Inc., Class A*	2,236	59,657
Discovery Communications, Inc., Class C*	3,797	95,760
Interpublic Group of Cos., Inc.	6,044	140,704
News Corp., Class A	5,570	74,415
News Corp., Class B	1,628	22,727
Omnicom Group, Inc.	3,578	270,712
RELX plc	212,644	3,728,169
Scripps Networks Interactive, Inc., Class A	1,388	76,631
TEGNA, Inc.	3,313	84,548
Time Warner Cable, Inc.	41,255	7,656,515
Time Warner, Inc.	41,590	2,689,625
Tribune Co., Class 1C Litigation Interests*†	24,120	—
Twenty-First Century Fox, Inc., Class A	17,332	470,737
Twenty-First Century Fox, Inc., Class B	137,718	3,750,061
Viacom, Inc., Class B	5,117	210,616
Walt Disney Co.	22,511	2,365,456

		28,334,041

Multiline Retail (0.5%)
Dollar General Corp.	4,340	311,916
Dollar Tree, Inc.*	3,457	266,949
Kohl’s Corp.	2,741	130,554
Macy’s, Inc.	56,423	1,973,677
Nordstrom, Inc.	2,052	102,210
Target Corp.	9,120	662,203

		3,447,509

Specialty Retail (1.3%)
Advance Auto Parts, Inc.	1,079	162,400
AutoNation, Inc.*	1,140	68,012
AutoZone, Inc.*	444	329,408
Bed Bath & Beyond, Inc.*	2,498	120,528
Best Buy Co., Inc.	4,255	129,565
CarMax, Inc.*	2,928	158,024
GameStop Corp., Class A	1,572	44,079
Gap, Inc.	3,494	86,302
Home Depot, Inc.	18,770	2,482,333
L Brands, Inc.	3,784	362,583
Lowe’s Cos., Inc.	13,518	1,027,909
Office Depot, Inc.*	265,342	1,496,529
O’Reilly Automotive, Inc.*	1,464	371,007
Ross Stores, Inc.	5,946	319,954
Signet Jewelers Ltd.	1,173	145,088
Staples, Inc.	9,425	89,255
Tiffany & Co.	1,653	126,107
TJX Cos., Inc.	9,931	704,207

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Tractor Supply Co.	2,001	$171,086
Urban Outfitters, Inc.*	1,397	31,782

		8,426,158

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	4,062	132,949
Fossil Group, Inc.*	610	22,302
Hanesbrands, Inc.	5,653	166,368
Michael Kors Holdings Ltd.*	2,652	106,239
NIKE, Inc., Class B	19,966	1,247,875
PVH Corp.	1,211	89,190
Ralph Lauren Corp.	881	98,214
Under Armour, Inc., Class A*	2,651	213,697
VF Corp.	5,015	312,184

		2,389,018

Total Consumer Discretionary		62,788,291

Consumer Staples (10.1%)
Beverages (1.9%)
Brown-Forman Corp., Class B	1,484	147,332
Coca-Cola Co.	57,941	2,489,145
Coca-Cola Enterprises, Inc.	3,104	152,841
Constellation Brands, Inc., Class A	2,591	369,062
Dr. Pepper Snapple Group, Inc.	2,811	261,985
Molson Coors Brewing Co., Class B	22,086	2,074,317
Monster Beverage Corp.*	2,187	325,776
PepsiCo, Inc.	61,622	6,157,270

		11,977,728

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	6,472	1,045,228
CVS Health Corp.	48,852	4,776,260
Kroger Co.	93,735	3,920,935
Sysco Corp.	7,773	318,693
Walgreens Boots Alliance, Inc.	61,649	5,249,720
Wal-Mart Stores, Inc.	23,239	1,424,551
Whole Foods Market, Inc.	5,028	168,438

		16,903,825

Food Products (0.7%)
Archer-Daniels-Midland Co.	8,739	320,547
Campbell Soup Co.	2,674	140,519
ConAgra Foods, Inc.	6,358	268,053
General Mills, Inc.	8,817	508,388
Hershey Co.	2,151	192,020
Hormel Foods Corp.	1,985	156,974
J.M. Smucker Co.	1,763	217,448
Kellogg Co.	3,749	270,940
Keurig Green Mountain, Inc.	1,671	150,357
Kraft Heinz Co.	8,863	644,872
McCormick & Co., Inc. (Non-Voting)	1,708	146,136
Mead Johnson Nutrition Co.	2,882	227,534
Mondelez International, Inc., Class A	23,526	1,054,906
Tyson Foods, Inc., Class A	4,334	231,132

		4,529,826

Household Products (0.9%)
Church & Dwight Co., Inc.	1,942	164,837

Clorox Co.	1,895	$240,343
Colgate-Palmolive Co.	13,256	883,115
Energizer Holdings, Inc.	14,285	486,547
Kimberly-Clark Corp.	5,365	682,964
Procter & Gamble Co.	40,278	3,198,476

		5,656,282

Personal Products (0.2%)
Edgewell Personal Care Co.	14,285	1,119,516
Estee Lauder Cos., Inc., Class A	3,236	284,962

		1,404,478

Tobacco (3.7%)
Altria Group, Inc.	93,649	5,451,308
British American Tobacco plc	101,700	5,648,321
Imperial Tobacco Group plc	82,310	4,329,140
Philip Morris International, Inc.	43,695	3,841,228
Reynolds American, Inc.	84,975	3,921,596

		23,191,593

Total Consumer Staples		63,663,732

Energy (5.9%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	68,371	3,155,322
Cameron International Corp.*	2,821	178,287
Diamond Offshore Drilling, Inc.	1,011	21,332
Ensco plc, Class A	3,525	54,250
FMC Technologies, Inc.*	3,380	98,054
Halliburton Co.	12,802	435,780
Helmerich & Payne, Inc.	1,573	84,234
National Oilwell Varco, Inc.	5,422	181,583
Schlumberger Ltd.	18,746	1,307,533
Transocean Ltd.	5,124	63,435

		5,579,810

Oil, Gas & Consumable Fuels (5.0%)
Anadarko Petroleum Corp.	22,180	1,077,504
Apache Corp.	35,173	1,564,143
BG Group plc	174,062	2,524,127
BP plc	339,359	1,768,381
Cabot Oil & Gas Corp.	6,094	107,803
Chesapeake Energy Corp.	7,784	35,028
Chevron Corp.	27,883	2,508,355
Cimarex Energy Co.	1,385	123,791
Columbia Pipeline Group, Inc.	5,760	115,200
ConocoPhillips Co.	18,322	855,454
CONSOL Energy, Inc.	106,378	840,386
Devon Energy Corp.	5,690	182,080
EOG Resources, Inc.	8,191	579,841
EQT Corp.	2,244	116,980
Exxon Mobil Corp.	61,673	4,807,410
Hess Corp.	3,551	172,152
Kinder Morgan, Inc.	223,892	3,340,469
Marathon Oil Corp.	204,054	2,569,040
Marathon Petroleum Corp.	7,896	409,329
Murphy Oil Corp.	39,154	879,007
Newfield Exploration Co.*	2,400	78,144
Noble Energy, Inc.	6,260	206,142
Occidental Petroleum Corp.	11,367	768,523
ONEOK, Inc.	3,048	75,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Phillips 66	7,052	$576,854
Pioneer Natural Resources Co.	2,199	275,711
Range Resources Corp.	2,495	61,402
Royal Dutch Shell plc, Class A	141,643	3,244,869
Southwestern Energy Co.*	5,662	40,257
Spectra Energy Corp.	9,887	236,695
Tesoro Corp.	1,734	182,711
Valero Energy Corp.	7,129	504,091
Whiting Petroleum Corp.*	68,811	649,576
Williams Cos., Inc.	10,047	258,208

		31,734,827

Total Energy		37,314,637

Financials (18.7%)
Banks (7.6%)
Bank of America Corp.	154,159	2,594,496
Barclays plc	807,990	2,615,204
BB&T Corp.	11,481	434,097
CIT Group, Inc.	74,007	2,938,078
Citigroup, Inc.	114,574	5,929,204
Citizens Financial Group, Inc.	141,757	3,712,616
Columbia Banking System, Inc.	6,587	214,143
Comerica, Inc.	2,621	109,636
FCB Financial Holdings, Inc., Class A*	39,554	1,415,638
Fifth Third Bancorp	11,829	237,763
Guaranty Bancorp	18,334	303,244
Huntington Bancshares, Inc./Ohio	11,826	130,796
JPMorgan Chase & Co.	128,785	8,503,673
KeyCorp	12,383	163,332
M&T Bank Corp.	2,352	285,015
People’s United Financial, Inc.	4,637	74,887
PNC Financial Services Group, Inc.‡	79,443	7,571,712
Regions Financial Corp.	19,511	187,306
SunTrust Banks, Inc./Georgia	69,068	2,958,873
U.S. Bancorp	24,377	1,040,167
Wells Fargo & Co.	122,685	6,669,157
Zions Bancorp	3,053	83,347

		48,172,384

Capital Markets (1.0%)
Affiliated Managers Group, Inc.*	800	127,808
Ameriprise Financial, Inc.	2,549	271,265
Bank of New York Mellon Corp.	16,105	663,848
BlackRock, Inc.‡	1,862	634,048
Charles Schwab Corp.	17,871	588,492
E*TRADE Financial Corp.*	4,255	126,118
Franklin Resources, Inc.	5,471	201,442
Goldman Sachs Group, Inc.	5,873	1,058,491
Invesco Ltd.	6,314	211,393
Legg Mason, Inc.	1,598	62,689
Lehman Brothers Holdings, Inc. Claim Assignment*	10,579,142	595,098
Morgan Stanley	22,437	713,721
Northern Trust Corp.	3,224	232,418
State Street Corp.	6,010	398,824
T. Rowe Price Group, Inc.	3,661	261,725

		6,147,380

Consumer Finance (0.5%)
Ally Financial, Inc.*	67,136	$1,251,415
American Express Co.	12,387	861,516
Capital One Financial Corp.	7,882	568,923
Discover Financial Services	6,263	335,822
Navient Corp.	5,443	62,322
Synchrony Financial*	12,339	375,229

		3,455,227

Diversified Financial Services (0.9%)
Berkshire Hathaway, Inc., Class B*	27,750	3,664,110
CME Group, Inc./Illinois	5,058	458,255
Intercontinental Exchange, Inc.	1,758	450,505
Leucadia National Corp.	4,948	86,046
McGraw Hill Financial, Inc.	4,013	395,601
Moody’s Corp.	2,567	257,573
Nasdaq, Inc.	1,731	100,692

		5,412,782

Insurance (7.0%)
ACE Ltd.	50,325	5,880,476
Aflac, Inc.	6,343	379,946
Alleghany Corp.*	8,080	3,861,674
Allstate Corp.	57,002	3,539,254
American International Group, Inc.	123,900	7,678,083
Aon plc	4,041	372,621
Assurant, Inc.	984	79,251
Chubb Corp.	3,404	451,507
Cincinnati Financial Corp.	2,175	128,695
Hartford Financial Services Group, Inc.	6,109	265,497
Lincoln National Corp.	3,696	185,761
Loews Corp.	4,011	154,023
Marsh & McLennan Cos., Inc.	7,663	424,913
MetLife, Inc.	91,618	4,416,904
Principal Financial Group, Inc.	4,037	181,584
Progressive Corp.	8,629	274,402
Prudential Financial, Inc.	6,642	540,725
Torchmark Corp.	1,714	97,972
Travelers Cos., Inc.	4,505	508,434
Unum Group	3,633	120,943
White Mountains Insurance Group Ltd.	13,520	9,826,471
XL Group plc	132,126	5,176,697

		44,545,833

Real Estate Investment Trusts (REITs) (1.6%)
Alexander’s, Inc. (REIT)	6,879	2,642,293
American Tower Corp. (REIT)	6,318	612,530
Apartment Investment & Management Co. (REIT), Class A	2,276	91,108
AvalonBay Communities, Inc. (REIT)	2,027	373,231
Boston Properties, Inc. (REIT)	2,262	288,495
Crown Castle International Corp. (REIT)	4,915	424,902
Equinix, Inc. (REIT)	918	277,603
Equity Residential (REIT)	5,362	437,486

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares		Value (Note 1)

Essex Property Trust, Inc. (REIT)	969		$231,988
Four Corners Property Trust, Inc. (REIT)*	—	@	8
General Growth Properties, Inc. (REIT)	8,608		234,224
HCP, Inc. (REIT)	7,032		268,904
Host Hotels & Resorts, Inc. (REIT)	11,061		169,676
Iron Mountain, Inc. (REIT)	2,813		75,979
Kimco Realty Corp. (REIT)	6,084		160,983
Macerich Co. (REIT)	1,982		159,928
Plum Creek Timber Co., Inc. (REIT)	2,574		122,831
Prologis, Inc. (REIT)	7,719		331,299
Public Storage (REIT)	2,199		544,692
Realty Income Corp. (REIT)	3,696		190,824
Simon Property Group, Inc. (REIT)	4,599		894,229
SL Green Realty Corp. (REIT)	1,467		165,742
Ventas, Inc. (REIT)	4,897		276,338
Vornado Realty Trust (REIT)	2,610		260,896
Welltower, Inc. (REIT)	5,306		360,967
Weyerhaeuser Co. (REIT)	7,572		227,009

			9,824,165

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	4,269		147,622
Forestar Group, Inc.*	21,907		239,663

			387,285

Total Financials			117,945,056

Health Care (12.7%)
Biotechnology (1.3%)
Alexion Pharmaceuticals, Inc.*	3,331		635,388
Amgen, Inc.	11,166		1,812,577
Baxalta, Inc.	7,976		311,303
Biogen, Inc.*	3,311		1,014,325
Celgene Corp.*	11,642		1,394,246
Gilead Sciences, Inc.	21,334		2,158,787
Regeneron Pharmaceuticals, Inc.*	1,154		626,472
Vertex Pharmaceuticals, Inc.*	3,671		461,922

			8,415,020

Health Care Equipment & Supplies (3.1%)
Abbott Laboratories	22,124		993,589
Baxter International, Inc.	8,034		306,497
Becton, Dickinson and Co.	3,149		485,229
Boston Scientific Corp.*	19,791		364,946
C.R. Bard, Inc.	1,093		207,058
DENTSPLY International, Inc.	2,059		125,290
Edwards Lifesciences Corp.*	3,168		250,209
Intuitive Surgical, Inc.*	561		306,396
Medtronic plc	146,968		11,304,779
St. Jude Medical, Inc.	4,149		256,284
Stryker Corp.	47,679		4,431,286
Varian Medical Systems, Inc.*	1,454		117,483
Zimmer Biomet Holdings, Inc.	2,516		258,116

			19,407,162

Health Care Providers & Services (1.4%)
Aetna, Inc.	5,209		563,197

AmerisourceBergen Corp.	2,895		$300,240
Anthem, Inc.	3,853		537,262
Cardinal Health, Inc.	4,913		438,584
Cigna Corp.	15,010		2,196,413
DaVita HealthCare Partners, Inc.*	2,508		174,833
Express Scripts Holding Co.*	10,043		877,859
HCA Holdings, Inc.*	4,586		310,151
Henry Schein, Inc.*	1,229		194,416
Humana, Inc.	2,182		389,509
Laboratory Corp. of America Holdings*	1,482		183,234
McKesson Corp.	3,380		666,637
Patterson Cos., Inc.	1,289		58,276
Quest Diagnostics, Inc.	2,114		150,390
Tenet Healthcare Corp.*	1,482		44,905
UnitedHealth Group, Inc.	14,121		1,661,194
Universal Health Services, Inc., Class B	1,348		161,073

			8,908,173

Health Care Technology (0.0%)
Cerner Corp.*	4,523		272,149

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	4,881		204,075
Illumina, Inc.*	2,171		416,713
PerkinElmer, Inc.	1,648		88,283
Thermo Fisher Scientific, Inc.	5,927		840,745
Waters Corp.*	1,212		163,111

			1,712,927

Pharmaceuticals (6.6%)
AbbVie, Inc.	24,223		1,434,971
Allergan plc*	5,839		1,824,687
Bristol-Myers Squibb Co.	24,717		1,700,282
Eli Lilly & Co.	93,607		7,887,326
Endo International plc*	3,068		187,823
Johnson & Johnson	40,954		4,206,795
Mallinckrodt plc*	1,728		128,961
Merck & Co., Inc.	204,364		10,794,506
Mylan N.V.*	6,081		328,800
Novartis AG (ADR)	52,124		4,484,749
Perrigo Co. plc	2,155		311,828
Pfizer, Inc.	91,365		2,949,262
Teva Pharmaceutical Industries Ltd. (ADR)	78,851		5,175,780
Zoetis, Inc.	6,760		323,939

			41,739,709

Total Health Care			80,455,140

Industrials (6.3%)
Aerospace & Defense (1.9%)
B/E Aerospace, Inc.	32,193		1,364,017
Boeing Co.	9,332		1,349,314
General Dynamics Corp.	4,400		604,384
Honeywell International, Inc.	11,410		1,181,734
Huntington Ingalls Industries, Inc.	20,639		2,618,057
KLX, Inc.*	16,096		495,596
L-3 Communications Holdings, Inc.	1,183		141,380
Lockheed Martin Corp.	3,895		845,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Northrop Grumman Corp.	2,700	$509,787
Precision Castparts Corp.	2,060	477,941
Raytheon Co.	4,471	556,774
Rockwell Collins, Inc.	1,941	179,154
Textron, Inc.	4,071	171,023
United Technologies Corp.	12,197	1,171,766

		11,666,726

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	2,089	129,560
Expeditors International of Washington, Inc.	2,786	125,648
FedEx Corp.	3,923	584,488
United Parcel Service, Inc., Class B	10,286	989,822

		1,829,518

Airlines (0.3%)
American Airlines Group, Inc.	9,283	393,135
Delta Air Lines, Inc.	11,557	585,824
Southwest Airlines Co.	9,530	410,362
United Continental Holdings, Inc.*	5,563	318,760

		1,708,081

Building Products (0.0%)
Allegion plc	1,402	92,420
Masco Corp.	5,065	143,339

		235,759

Commercial Services & Supplies (0.2%)
ADT Corp.	2,494	82,252
Cintas Corp.	1,315	119,731
Pitney Bowes, Inc.	3,034	62,652
Republic Services, Inc.	3,546	155,988
Stericycle, Inc.*	1,250	150,750
Tyco International plc	6,208	197,973
Waste Management, Inc.	6,194	330,574

		1,099,920

Construction & Engineering (0.0%)
Fluor Corp.	2,135	100,814
Jacobs Engineering Group, Inc.*	1,824	76,517
Quanta Services, Inc.*	2,399	48,580

		225,911

Electrical Equipment (0.2%)
AMETEK, Inc.	3,567	191,156
Eaton Corp. plc	6,885	358,295
Emerson Electric Co.	9,677	462,851
Rockwell Automation, Inc.	1,975	202,655

		1,214,957

Industrial Conglomerates (1.1%)
3M Co.	9,117	1,373,385
Danaher Corp.	8,843	821,338
General Electric Co.	139,722	4,352,340
Roper Technologies, Inc.	1,483	281,459

		6,828,522

Machinery (1.4%)
Caterpillar, Inc.	55,767	3,789,925
CNH Industrial N.V.	216,277	1,474,280

Cummins, Inc.	2,447	$215,360
Deere & Co.	4,591	350,156
Dover Corp.	2,305	141,320
Federal Signal Corp.	71,920	1,139,932
Flowserve Corp.	1,964	82,645
Illinois Tool Works, Inc.	4,852	449,683
Ingersoll-Rand plc	3,908	216,073
PACCAR, Inc.	5,228	247,807
Parker-Hannifin Corp.	2,039	197,742
Pentair plc	2,652	131,354
Snap-on, Inc.	857	146,916
Stanley Black & Decker, Inc.	2,183	232,992
Xylem, Inc.	2,669	97,419

		8,913,604

Marine (0.4%)
A. P. Moller – Maersk A/S, Class B	2,117	2,748,940

Professional Services (0.1%)
Dun & Bradstreet Corp.	542	56,330
Equifax, Inc.	1,742	194,007
Nielsen Holdings plc	5,403	251,780
Robert Half International, Inc.	1,981	93,384
Verisk Analytics, Inc.*	2,283	175,517

		771,018

Road & Rail (0.3%)
CSX Corp.	14,487	375,938
J.B. Hunt Transport Services, Inc.	1,353	99,256
Kansas City Southern	1,626	121,413
Norfolk Southern Corp.	4,439	375,495
Ryder System, Inc.	798	45,350
Union Pacific Corp.	12,643	988,683

		2,006,135

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,273	174,424
United Rentals, Inc.*	1,405	101,919
W.W. Grainger, Inc.	853	172,809

		449,152

Total Industrials		39,698,243

Information Technology (15.0%)
Communications Equipment (1.9%)
Cisco Systems, Inc.	244,134	6,629,459
F5 Networks, Inc.*	1,046	101,420
Harris Corp.	1,820	158,158
Juniper Networks, Inc.	5,209	143,768
Motorola Solutions, Inc.	2,362	161,679
Nokia Oyj	274,476	1,954,003
Nokia Oyj (ADR)	238,527	1,674,460
QUALCOMM, Inc.	22,268	1,113,066

		11,936,013

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	4,553	237,803
Corning, Inc.	17,527	320,394
FLIR Systems, Inc.	2,103	59,031
TE Connectivity Ltd.	5,720	369,569

		986,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet Software & Services (1.8%)
Akamai Technologies, Inc.*	2,630	$138,417
Alphabet, Inc., Class A*	4,313	3,355,557
Alphabet, Inc., Class C*	4,398	3,337,554
eBay, Inc.*	16,223	445,808
Facebook, Inc., Class A*	33,607	3,517,309
VeriSign, Inc.*	1,471	128,506
Yahoo!, Inc.*	12,995	432,214

		11,355,365

IT Services (2.1%)
Accenture plc, Class A	9,266	968,297
Alliance Data Systems Corp.*	905	250,296
Automatic Data Processing, Inc.	6,860	581,179
Cognizant Technology Solutions Corp., Class A*	8,976	538,740
CSRA, Inc.	2,038	61,140
Fidelity National Information Services, Inc.	4,147	251,308
Fiserv, Inc.*	3,370	308,220
International Business Machines Corp.	13,213	1,818,373
MasterCard, Inc., Class A	14,616	1,423,014
Paychex, Inc.	4,734	250,381
PayPal Holdings, Inc.*	16,552	599,182
Teradata Corp.*	1,790	47,292
Total System Services, Inc.	2,493	124,151
Visa, Inc., Class A	28,838	2,236,387
Western Union Co.	7,532	134,898
Xerox Corp.	353,161	3,754,102

		13,346,960

Semiconductors & Semiconductor Equipment (1.0%)
Analog Devices, Inc.	4,620	255,578
Applied Materials, Inc.	17,013	317,633
Avago Technologies Ltd.	3,885	563,908
Broadcom Corp., Class A	8,372	484,069
First Solar, Inc.*	1,132	74,701
Intel Corp.	69,780	2,403,921
KLA-Tencor Corp.	2,320	160,892
Lam Research Corp.	2,330	185,049
Linear Technology Corp.	3,531	149,962
Microchip Technology, Inc.	2,936	136,641
Micron Technology, Inc.*	16,414	232,422
NVIDIA Corp.	7,541	248,551
Qorvo, Inc.*	2,048	104,243
Skyworks Solutions, Inc.	2,809	215,815
Texas Instruments, Inc.	14,976	820,835
Xilinx, Inc.	3,809	178,909

		6,533,129

Software (4.8%)
Activision Blizzard, Inc.	7,408	286,764
Adobe Systems, Inc.*	7,414	696,471
Autodesk, Inc.*	3,331	202,958
CA, Inc.	118,888	3,395,441
Citrix Systems, Inc.*	2,265	171,347
Electronic Arts, Inc.*	4,591	315,494
Intuit, Inc.	3,908	377,122
Microsoft Corp.	317,726	17,627,438
Oracle Corp.	47,402	1,731,595
Red Hat, Inc.*	2,702	223,753

salesforce.com, Inc.*	9,239	$724,338
Symantec Corp.	222,997	4,682,937

		30,435,658

Technology Hardware, Storage & Peripherals (3.2%)
Apple, Inc.	82,593	8,693,739
EMC Corp.	167,494	4,301,246
Hewlett Packard Enterprise Co.	131,116	1,992,963
HP, Inc.	131,116	1,552,413
NetApp, Inc.	4,419	117,236
Samsung Electronics Co., Ltd.	3,028	3,233,394
SanDisk Corp.	2,905	220,751
Seagate Technology plc	4,448	163,064
Western Digital Corp.	3,393	203,750

		20,478,556

Total Information Technology		95,072,478

Materials (2.9%)
Chemicals (0.9%)
Air Products and Chemicals, Inc.	2,911	378,750
Airgas, Inc.	930	128,637
CF Industries Holdings, Inc.	3,432	140,060
Dow Chemical Co.	16,660	857,657
E.I. du Pont de Nemours & Co.	12,986	864,868
Eastman Chemical Co.	2,190	147,847
Ecolab, Inc.	3,981	455,347
FMC Corp.	7,416	290,188
International Flavors & Fragrances, Inc.	1,187	142,013
LyondellBasell Industries N.V., Class A	5,324	462,655
Monsanto Co.	6,561	646,390
Mosaic Co.	4,965	136,984
PPG Industries, Inc.	3,987	393,995
Praxair, Inc.	4,219	432,026
Sherwin-Williams Co.	1,167	302,953

		5,780,370

Construction Materials (0.4%)
LafargeHolcim Ltd. (Registered)*	42,114	2,110,234
Martin Marietta Materials, Inc.	987	134,805
Vulcan Materials Co.	1,962	186,331

		2,431,370

Containers & Packaging (0.5%)
Avery Dennison Corp.	1,362	85,343
Ball Corp.	2,026	147,351
Owens-Illinois, Inc.*	2,340	40,763
Sealed Air Corp.	2,845	126,887
WestRock Co.	60,091	2,741,351

		3,141,695

Metals & Mining (0.5%)
Alcoa, Inc.	19,288	190,372
Freeport-McMoRan, Inc.	148,462	1,005,088
Newmont Mining Corp.	7,790	140,142
Nucor Corp.	4,707	189,692
ThyssenKrupp AG	82,162	1,629,363

		3,154,657

Paper & Forest Products (0.6%)
International Paper Co.	93,776	3,535,355

Total Materials		18,043,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	91,059	$3,133,340
CenturyLink, Inc.	7,977	200,702
Frontier Communications Corp.	17,337	80,964
Koninklijke KPN N.V.	660,675	2,494,730
Level 3 Communications, Inc.*	4,245	230,758
Verizon Communications, Inc.	60,228	2,783,738

		8,924,232

Wireless Telecommunication Services (0.7%)
Vodafone Group plc	1,262,900	4,084,881

Total Telecommunication Services		13,009,113

Utilities (1.4%)
Electric Utilities (0.7%)
American Electric Power Co., Inc.	7,366	429,217
Duke Energy Corp.	10,253	731,962
Edison International	4,798	284,089
Entergy Corp.	2,644	180,744
Eversource Energy	4,671	238,548
Exelon Corp.	13,612	378,005
FirstEnergy Corp.	6,221	197,392
NextEra Energy, Inc.	6,859	712,581
Pepco Holdings, Inc.	3,702	96,289
Pinnacle West Capital Corp.	1,620	104,458
PPL Corp.	9,866	336,727
Southern Co.	13,554	634,192
Xcel Energy, Inc.	7,470	268,248

		4,592,452

Gas Utilities (0.0%)
AGL Resources, Inc.	1,757	112,114

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	9,997	95,671
NRG Energy, Inc.	103,206	1,214,735

		1,310,406

Multi-Utilities (0.5%)
Ameren Corp.	3,574	154,504
CenterPoint Energy, Inc.	6,309	115,833
CMS Energy Corp.	4,065	146,665
Consolidated Edison, Inc.	4,313	277,197
Dominion Resources, Inc.	8,873	600,170
DTE Energy Co.	2,643	211,942
NiSource, Inc.	4,672	91,151
PG&E Corp.	7,355	391,212
Public Service Enterprise Group, Inc.	7,450	288,241
SCANA Corp.	2,103	127,210
Sempra Energy	3,469	326,121
TECO Energy, Inc.	3,442	91,729
WEC Energy Group, Inc.	4,649	238,540

		3,060,515

Total Utilities		9,075,487

Total Common Stocks (85.0%) (Cost $383,421,256)		537,065,624

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (2.4%)
Consumer Discretionary (1.3%)
Hotels, Restaurants & Leisure (0.3%)
Caesars Entertainment Operating Company, Inc.
1.500%, 3/1/17	$2,101,131	$1,800,143
Tropicana Entertainment LLC/Tropicana Finance Corp.
9.625%, 12/15/14 (h)*†	2,014,000	—

		1,800,143

Media (0.6%)
Cengage Learning Acquisitions, Inc., Term Loan
7.000%, 3/31/20	129,868	125,647
iHeartCommunications, Inc.
7.174%, 1/30/19	2,267,587	1,587,311
7.924%, 7/30/19	728,853	510,804
9.000%, 12/15/19	2,028,000	1,476,587

		3,700,349

Multiline Retail (0.2%)
Belk, Inc.
5.750%, 11/18/22	659,000	586,510
J.C. Penney Co., Inc., Term Loan
6.000%, 5/22/18	860,796	844,118

		1,430,628

Specialty Retail (0.2%)
Toys R Us, Inc.
8.250%, 10/15/19	184,000	174,340
9.750%, 3/15/20	1,757,789	1,277,327

		1,451,667

Total Consumer Discretionary		8,382,787

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
NGPL PipeCo LLC
9.625%, 6/1/19§	1,103,000	1,014,760
Term Loan
6.750%, 9/15/17	55,085	51,780
Samson Investment Co.
Series WI
9.750%, 2/15/20 (h)	1,209,000	1,511

Total Energy		1,068,051

Information Technology (0.5%)
Communications Equipment (0.5%)
Avaya, Inc.
6.500%, 3/30/18	506,832	381,180
7.000%, 4/1/19§	966,000	714,840
6.250%, 5/29/20	426,729	295,865
10.500%, 3/1/21§	3,180,000	1,081,200
Term Loan
4.823%, 10/26/17	944,244	730,215

Total Information Technology		3,203,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Materials (0.0%)
Metals & Mining (0.0%)
Walter Energy, Inc.
9.500%, 10/15/19 (h)§	$442,000	$110,500
11.000%, 4/1/20 (h)§	392,430	39
Term Loan
7.250%, 4/1/18	806,015	217,624

Total Materials		328,163

Utilities (0.4%)
Electric Utilities (0.4%)
Energy Future Holdings Corp., Term Loan
0.000%, 10/10/17	5,264,099	1,597,328
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
11.500%, 10/1/20 (h)§	2,404,000	763,270

Total Utilities		2,360,598

Total Corporate Bonds		15,342,899

Government Security (0.2%)
Municipal Bond (0.2%)
Commonwealth of Puerto Rico, General Obligations, Series A
8.000%, 7/1/35	1,590,000	1,152,750

Total Long-Term Debt Securities (2.6%) (Cost $28,070,435)		16,495,649

SHORT-TERM INVESTMENTS:
Government Securities (2.9%)
U.S. Treasury Bills
0.04%, 1/21/16 (p)	2,000,000	1,999,949
0.12%, 3/10/16 (p)	2,000,000	1,999,551
0.19%, 4/21/16 (p)	2,000,000	1,998,816
0.24%, 4/28/16 (p)	3,000,000	2,997,605
0.31%, 5/5/16 (p)	1,000,000	998,907
0.33%, 5/19/16 (p)	3,000,000	2,996,176
0.38%, 5/26/16 (p)	2,000,000	1,996,883

0.43%, 6/2/16 (p)	$2,000,000	$1,996,313
0.44%, 6/9/16 (p)	1,000,000	998,038

Total Government Securities		17,982,238

	Number of Shares	Value (Note 1)
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,819,878	7,819,878

Total Short-Term Investments (4.1%) (Cost $25,803,157)		25,802,116

Total Investments (91.7%) (Cost $437,294,848)		579,363,389
Other Assets Less Liabilities (8.3%)		52,542,461

Net Assets (100%)		$631,905,850

*	Non-income producing.
†	Securities (totaling $549,267 or 0.1% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $3,684,609 or 0.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
@	Shares are less than 0.5
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$572,096	$167,666	$56,300	$634,048	$14,669	$15,390
PNC Financial Services Group, Inc.	603,213	173,174	55,772	712,919	13,956	24,784

	$1,175,309	$340,840	$112,072	$1,346,967	$28,625	$40,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	558	March-16	$57,214,487	$56,787,660	$(426,827)

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	189	$279,360	$287,813	$(8,453)
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	24	35,421	36,876	(1,455)
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	71	104,778	108,195	(3,417)
British Pound vs. U.S. Dollar, expiring 2/19/16	Barclays Bank plc	103	151,655	161,183	(9,528)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	16	23,003	23,655	(652)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	196	289,392	309,386	(19,994)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	133	196,805	208,999	(12,194)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	206	303,311	322,345	(19,034)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	16	23,931	24,832	(901)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	97	142,393	146,879	(4,486)
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	155	228,773	235,034	(6,261)
British Pound vs. U.S. Dollar, expiring 2/19/16	Deutsche Bank AG	67	98,475	102,336	(3,861)
British Pound vs. U.S. Dollar, expiring 2/19/16	Deutsche Bank AG	42	62,071	63,742	(1,671)
British Pound vs. U.S. Dollar, expiring 2/19/16	HSBC Bank plc	196	289,392	309,223	(19,831)
British Pound vs. U.S. Dollar, expiring 2/19/16	HSBC Bank plc	39	57,878	61,880	(4,002)
British Pound vs. U.S. Dollar, expiring 2/19/16	HSBC Bank plc	338	498,889	512,995	(14,106)
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	39	57,878	61,860	(3,982)
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	55	81,003	83,162	(2,159)
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	114	168,035	174,660	(6,625)
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	16	23,796	24,478	(682)
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	30	44,078	46,806	(2,728)
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	196	289,390	309,234	(19,844)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	47	51,151	51,923	(772)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	20	21,329	21,488	(159)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	45	48,431	48,466	(35)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	12	13,538	13,676	(138)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	45	48,431	48,498	(67)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	47	51,151	51,948	(797)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	20	21,329	21,492	(163)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	12	13,537	13,641	(104)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	31	33,776	34,194	(418)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	10	11,063	11,074	(11)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	41	44,291	44,413	(122)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	55	59,970	60,885	(915)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	29	31,996	32,243	(247)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	20	$21,329	$21,469	$(140)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	45	48,431	48,513	(82)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	39	42,331	42,873	(542)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	19	20,305	20,482	(177)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	86	93,822	94,958	(1,136)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	12	13,538	13,689	(151)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	39	42,332	42,874	(542)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	29	31,995	32,247	(252)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	14	14,820	14,809	11
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	117	126,854	127,679	(825)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	22	24,216	24,229	(13)
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	25,011	21,309	21,565	(256)
Korean Won vs. U.S. Dollar, expiring 2/12/16	Credit Suisse	38,435	32,746	32,478	268
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	50,614	43,121	43,119	2
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	73,537	62,652	62,546	106
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	34,237	29,169	29,029	140
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	49,243	41,954	42,338	(384)

					$(173,787)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	77	$113,926	$113,257	$669
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	56	86,430	83,209	3,221
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	59	91,615	87,356	4,259
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	187	280,718	275,701	5,017
British Pound vs. U.S. Dollar, expiring 2/19/16	Bank of America	110	168,867	162,453	6,414
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	7,393	11,517,960	10,899,461	618,499
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	211	324,501	310,441	14,060
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	106	156,952	155,957	995
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	114	175,497	168,576	6,921
British Pound vs. U.S. Dollar, expiring 2/19/16	Credit Suisse	146	221,750	215,014	6,736
British Pound vs. U.S. Dollar, expiring 2/19/16	Deutsche Bank AG	6,843	10,661,439	10,088,934	572,505
British Pound vs. U.S. Dollar, expiring 2/19/16	State Street Bank & Trust	71	107,434	104,999	2,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	10	$11,191	$10,886	$305
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	25	28,129	27,111	1,018
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	42	46,834	46,011	823
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	35	38,126	37,941	185
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	31	34,058	34,006	52
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	32	36,558	35,247	1,311
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Bank of America	14	15,017	14,767	250
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Barclays Bank plc	5	5,844	5,633	211
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Barclays Bank plc	17	19,071	18,970	101
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	4,120	4,512,936	4,479,455	33,481
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	31	34,035	34,006	29
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	42	46,787	46,011	776
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	46	49,112	49,692	(580)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	44	47,850	47,651	199
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	35	38,933	37,554	1,379
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	65	73,053	70,494	2,559
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	25	28,117	27,111	1,006
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	47	51,241	50,755	486
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Credit Suisse	21	23,609	22,522	1,087
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	35	38,094	37,940	154
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	44	49,587	47,841	1,746
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	10	11,197	10,887	310
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	35	38,873	37,554	1,319
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	25	28,119	27,111	1,008
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	14	15,023	14,766	257
European Union Euro vs. U.S. Dollar, expiring 1/20/16	Deutsche Bank AG	98	107,516	106,899	617
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	11	12,624	12,056	568
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	93	102,420	101,512	908
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	6	7,079	6,837	242
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	52	58,323	56,330	1,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	73	$81,804	$78,875	$2,929
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	31	35,399	33,784	1,615
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	17	18,865	18,745	120
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	4,120	4,511,247	4,479,455	31,792
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	20	22,389	21,774	615
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	30	32,760	33,128	(368)
European Union Euro vs. U.S. Dollar, expiring 1/20/16	HSBC Bank plc	42	46,675	46,011	664
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	32	36,592	35,247	1,345
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	13	14,159	13,674	485
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	22	24,921	23,685	1,236
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	20	22,496	22,141	355
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	16	17,026	17,003	23
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	2	2,543	2,429	114
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	35	38,877	37,553	1,324
European Union Euro vs. U.S. Dollar, expiring 1/20/16	State Street Bank & Trust	34	38,522	37,169	1,353
European Union Euro vs. U.S. Dollar, expiring 5/4/16	Credit Suisse	15	16,419	16,807	(388)
European Union Euro vs. U.S. Dollar, expiring 5/4/16	State Street Bank & Trust	492	529,317	536,694	(7,377)
European Union Euro vs. U.S. Dollar, expiring 5/4/16	State Street Bank & Trust	492	529,312	536,694	(7,382)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Bank of America	16	16,998	17,453	(455)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Bank of America	431	463,339	470,085	(6,746)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Bank of America	37	39,122	40,003	(881)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Bank of America	30	31,883	32,283	(400)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Credit Suisse	431	463,469	470,085	(6,616)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Credit Suisse	2	2,492	2,536	(44)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Credit Suisse	22	23,901	24,212	(311)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Credit Suisse	21	22,663	23,271	(608)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Credit Suisse	10	10,761	10,689	72
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Deutsche Bank AG	8	8,881	9,020	(139)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Deutsche Bank AG	37	39,069	40,003	(934)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Deutsche Bank AG	22	23,927	24,212	(285)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	Deutsche Bank AG	6	$6,221	$6,178	$43
European Union Euro vs. U.S. Dollar, expiring 5/18/16	HSBC Bank plc	21	22,670	23,272	(602)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	HSBC Bank plc	22	23,913	24,212	(299)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	HSBC Bank plc	9	10,095	10,038	57
European Union Euro vs. U.S. Dollar, expiring 5/18/16	HSBC Bank plc	37	40,211	39,899	312
European Union Euro vs. U.S. Dollar, expiring 5/18/16	HSBC Bank plc	2	2,494	2,537	(43)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	State Street Bank & Trust	37	39,084	40,002	(918)
European Union Euro vs. U.S. Dollar, expiring 5/18/16	State Street Bank & Trust	6	6,225	6,177	48
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	4,297	3,673	3,661	12
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	40,525	35,774	34,526	1,248
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	2,853	2,439	2,431	8
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	287,218	243,343	244,704	(1,361)
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	79,405	69,593	67,652	1,941
Korean Won vs. U.S. Dollar, expiring 2/12/16	Bank of America	26,578	23,196	22,644	552
Korean Won vs. U.S. Dollar, expiring 2/12/16	Credit Suisse	65,636	55,760	55,920	(160)
Korean Won vs. U.S. Dollar, expiring 2/12/16	Credit Suisse	25,483	21,786	21,711	75
Korean Won vs. U.S. Dollar, expiring 2/12/16	Credit Suisse	16,920	14,470	14,416	54
Korean Won vs. U.S. Dollar, expiring 2/12/16	Credit Suisse	61,577	54,339	52,462	1,877
Korean Won vs. U.S. Dollar, expiring 2/12/16	Credit Suisse	209,806	181,415	178,751	2,664
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	231,863	203,294	197,543	5,751
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	111,279	94,508	94,807	(299)
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	230,273	203,296	196,188	7,108
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	104,535	91,241	89,062	2,179
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	666,311	567,049	567,684	(635)
Korean Won vs. U.S. Dollar, expiring 2/12/16	HSBC Bank plc	444,850	378,032	379,003	(971)
Korean Won vs. U.S. Dollar, expiring 5/12/16	Bank of America	99,631	85,874	84,774	1,100
Korean Won vs. U.S. Dollar, expiring 5/12/16	Bank of America	163,462	142,905	139,086	3,819
Korean Won vs. U.S. Dollar, expiring 5/12/16	Credit Suisse	123,939	108,538	105,457	3,081
Korean Won vs. U.S. Dollar, expiring 5/12/16	Credit Suisse	251,584	217,070	214,067	3,003
Korean Won vs. U.S. Dollar, expiring 5/12/16	HSBC Bank plc	374,607	327,611	318,745	8,866
Korean Won vs. U.S. Dollar, expiring 5/12/16	HSBC Bank plc	463,726	406,066	394,575	11,491

					$1,356,640

					$1,182,853

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$58,510,855	$3,728,169	$549,267		$62,788,291
Consumer Staples	53,686,271	9,977,461	—		63,663,732
Energy	29,777,260	7,537,377	—		37,314,637
Financials	114,734,754	3,210,302	—		117,945,056
Health Care	80,455,140	—	—		80,455,140
Industrials	35,475,023	4,223,220	—		39,698,243
Information Technology	89,885,081	5,187,397	—		95,072,478
Materials	14,303,850	3,739,597	—		18,043,447
Telecommunication Services	6,429,502	6,579,611	—		13,009,113
Utilities	9,075,487	—	—		9,075,487
Corporate Bonds
Consumer Discretionary	—	8,382,787	—	(a)	8,382,787
Energy	—	1,068,051	—		1,068,051
Information Technology	—	3,203,300	—		3,203,300
Materials	—	328,163	—		328,163
Utilities	—	2,360,598	—		2,360,598
Forward Currency Contracts	—	1,395,969	—		1,395,969
Government Securities
Municipal Bonds	—	1,152,750	—		1,152,750
Short-Term Investments	7,819,878	17,982,238	—		25,802,116

Total Assets	$500,153,101	$80,056,990	$549,267		$580,759,358

Liabilities:
Forward Currency Contracts	$—	$(213,116)	$—		$(213,116)
Futures	(426,827)	—	—		(426,827)

Total Liabilities	$(426,827)	$(213,116)	$—		$(639,943)

Total	$499,726,274	$79,843,874	$549,267		$580,119,415

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,395,969

	Liability Derivatives
Foreign exchange contracts	Payables	$(213,116)
Equity contracts	Payables, Net assets - Unrealized depreciation	(426,827)*

Total		$(639,943)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$3,750,770	$3,750,770
Equity contracts	3,282,441	—	3,282,441

Total	$3,282,441	$3,750,770	$7,033,211

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,397,552)	$(1,397,552)
Equity contracts	(896,833)	—	(896,833)

Total	$(896,833)	$(1,397,552)	$(2,294,385)

^ The Portfolio held forward foreign currency contracts for hedging, and futures contracts for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $53,220,000 and futures contracts with an average notional balance of approximately $91,898,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$32,204	$(24,528)	$—	$7,676
Barclays Bank plc	312	(312)	—	—
Credit Suisse	699,307	(73,360)	—	625,947
Deutsche Bank AG	577,959	(8,603)	—	569,356
HSBC Bank plc	77,458	(42,481)	—	34,977
State Street Bank & Trust	8,729	(8,729)	—	—

Total	$1,395,969	$(158,013)	$—	$1,237,956

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$24,528	$(24,528)	$—	$—
Barclays Bank PLC	9,528	(312)	—	9,216
Credit Suisse	73,360	(73,360)	—	—
Deutsche Bank AG	8,603	(8,603)	—	—
HSBC Bank plc	42,481	(42,481)	—	—
State Street Bank & Trust	54,616	(8,729)	—	45,887

Total	$213,116	$(158,013)	$—	$55,103

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$156,320,508
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$132,399,315

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$171,806,401
Aggregate gross unrealized depreciation	(52,382,722)

Net unrealized appreciation	$119,423,679

Federal income tax cost of investments	$459,939,710

For the year ended December 31, 2015, the Portfolio incurred approximately $1,308 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $811,391)	$1,346,967
Unaffiliated Issuers (Cost $436,483,457)	578,016,422
Cash	48,879,826
Foreign cash (Cost $105,873)	104,841
Cash held as collateral at broker	2,581,200
Unrealized appreciation on forward foreign currency contracts	1,395,969
Dividends, interest and other receivables	1,181,817
Receivable for securities sold	220,774
Other assets	2,167

Total assets	633,729,983

LIABILITIES
Due to broker for futures variation margin	536,154
Payable for securities purchased	469,006
Investment management fees payable	373,928
Unrealized depreciation on forward foreign currency contracts	213,116
Administrative fees payable	67,219
Distribution fees payable – Class IB	43,323
Trustees’ fees payable	859
Distribution fees payable – Class IA	589
Accrued expenses	119,939

Total liabilities	1,824,133

NET ASSETS	$631,905,850

Net assets were comprised of:
Paid in capital	$517,587,250
Accumulated undistributed net investment income (loss)	(7,882)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(28,494,232)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	142,820,714

Net assets	$631,905,850

Class IA
Net asset value, offering and redemption price per share, $2,769,875 / 222,659 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.44

Class IB
Net asset value, offering and redemption price per share, $202,063,465 / 16,266,390 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.42

Class K
Net asset value, offering and redemption price per share, $427,072,510 / 34,329,221 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.44

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($28,625 of dividend income received from affiliates) (net of $155,797 foreign withholding tax)	$13,120,602
Interest	4,360,877

Total income	17,481,479

EXPENSES
Investment management fees	4,814,516
Administrative fees	850,140
Distribution fees – Class IB	551,315
Professional fees	91,454
Custodian fees	72,000
Printing and mailing expenses	30,192
Trustees’ fees	14,348
Distribution fees – Class IA	7,228
Miscellaneous	14,631

Gross expenses	6,445,824
Less: Waiver from investment manager	(16,319)

Net expenses	6,429,505

NET INVESTMENT INCOME (LOSS)	11,051,974

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($40,174 of realized gain (loss) from affiliates)	34,458,923
Futures	3,282,441
Foreign currency transactions	3,779,449

Net realized gain (loss)	41,520,813

Change in unrealized appreciation (depreciation) on:
Investments ($(57,110) of change in unrealized appreciation (depreciation) from affiliates)	(64,341,445)
Futures	(896,833)
Foreign currency translations	(1,401,400)

Net change in unrealized appreciation (depreciation)	(66,639,678)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(25,118,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,066,891)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,051,974	$13,028,308
Net realized gain (loss) on investments, futures and foreign currency transactions	41,520,813	54,054,740
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(66,639,678)	1,020,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,066,891)	68,103,518

DIVIDENDS:
Dividends from net investment income
Class IA	(53,577)	(55,243)
Class IB	(3,937,077)	(4,184,385)
Class K	(9,394,084)	(9,753,779)

TOTAL DIVIDENDS:	(13,384,738)	(13,993,407)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 14,561 and 24,772 shares, respectively ]	191,152	316,032
Capital shares issued in reinvestment of dividends [ 4,386 and 4,243 shares, respectively ]	53,577	55,243
Capital shares repurchased [ (40,686) and (78,609) shares, respectively ]	(534,314)	(986,124)

Total Class IA transactions	(289,585)	(614,849)

Class IB
Capital shares sold [ 745,046 and 1,079,020 shares, respectively ]	9,674,532	13,700,842
Capital shares issued in reinvestment of dividends [ 322,730 and 321,847 shares, respectively ]	3,937,077	4,184,385
Capital shares repurchased [ (2,866,636) and (3,509,288) shares, respectively ]	(37,395,400)	(43,925,806)

Total Class IB transactions	(23,783,791)	(26,040,579)

Class K
Capital shares sold [ 487,780 and 574,440 shares, respectively ]	6,456,531	7,351,788
Capital shares issued in reinvestment of dividends [ 769,015 and 749,111 shares, respectively ]	9,394,084	9,753,779
Capital shares repurchased [ (3,891,793) and (6,179,610) shares, respectively ]	(50,696,028)	(77,498,018)

Total Class K transactions	(34,845,413)	(60,392,451)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(58,918,789)	(87,047,879)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,370,418)	(32,937,768)
NET ASSETS:
Beginning of year	718,276,268	751,214,036

End of year (a)	$631,905,850	$718,276,268

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(7,882)	$(1,374,028)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.00	$12.06	$9.40	$8.34	$8.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.21	0.10	0.10	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.50)	0.96	2.64	1.09	(0.48)

Total from investment operations	(0.31)	1.17	2.74	1.19	(0.38)

Less distributions:
Dividends from net investment income	(0.25)	(0.23)	(0.08)	(0.13)	(0.10)

Net asset value, end of year	$12.44	$13.00	$12.06	$9.40	$8.34

Total return	(2.38)%	9.74%	29.16%	14.02%	(4.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,770	$3,177	$3,547	$3,624	$3,169
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.14%	1.15%	0.90%
After waivers, reimbursements and fees paid indirectly (f)	1.10%	1.12%	1.14%	1.15%	0.90%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	1.12%	1.14%	1.15%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.43%	1.64%	0.89%	1.05%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.43%	1.64%	0.89%	1.05%	1.10%
Before waivers, reimbursements and fees paid indirectly(f)	1.43%	1.64%	0.89%	1.05%	1.09%
Portfolio turnover rate^	24%	12%	16%	16%	21%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.98	$12.05	$9.38	$8.33	$8.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.20	0.10	0.10	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.51)	0.96	2.65	1.08	(0.50)

Total from investment operations	(0.32)	1.16	2.75	1.18	(0.39)

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.08)	(0.13)	(0.08)

Net asset value, end of year	$12.42	$12.98	$12.05	$9.38	$8.33

Total return	(2.39)%	9.66%	29.32%	13.91%	(4.37)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$202,063	$234,510	$243,039	$221,751	$222,052
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.14%	1.15%	1.15	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.10%	1.12%	1.14%	1.15%	1.15	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	1.12%	1.14%	1.15%	1.16	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.44%	1.62%	0.90%	1.05%	1.21%
After waivers, reimbursements and fees paid indirectly (f)	1.44%	1.62%	0.90%	1.05%	1.21%
Before waivers, reimbursements and fees paid indirectly(f)	1.44%	1.62%	0.90%	1.05%	1.20%
Portfolio turnover rate^	24%	12%	16%	16%	21%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$13.00	$12.07	$9.40	$8.34	$8.09

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.24	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.50)	0.96	2.66	1.09	0.27

Total from investment operations	(0.28)	1.20	2.78	1.21	0.34

Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.11)	(0.15)	(0.09)

Net asset value, end of period	$12.44	$13.00	$12.07	$9.40	$8.34

Total return (b)	(2.13)%	9.93%	29.59%	14.31%	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$427,073	$480,589	$504,628	$435,252	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.85%	0.87%	0.89%	0.90%	0.88%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.85%	0.87%	0.89%	0.90%	0.88%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.86%	0.87%	0.89%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.69%	1.87%	1.15%	1.30%	2.29%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.69%	1.87%	1.15%	1.30%	2.29%
Before waivers, reimbursements and fees paid indirectly(a)(f)	1.69%	1.87%	1.15%	1.30%	2.29%
Portfolio turnover rate^	24%	12%	16%	16%	21%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Pacific Global Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares**	(18.58)%	(15.59)%
Portfolio – Class K Shares*	(18.49)	(15.45)
Russell 2000® Value Index	(7.47)	(2.11)

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (18.58)% for the year ended December 31, 2015. The Portfolio’s benchmark, Russell 2000® Value returned (7.47)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Energy sector was a relative positive for the Portfolio.

•

Gentherm, Inc., the Portfolio’s strongest relative performer, continues to expand beyond its core suite of heated and cooled automotive seating products; recent project awards will apply proprietary thermal management technology for a global automobile manufacturer’s hybrid and electric vehicle batteries. Also, the company was selected by the U.S. Navy to lead the development of an energy-efficient, portable patient warming system for field hospitals and transport. Meanwhile, management announced plans to build a third production facility in Mexico to meet rapidly growing auto manufacturing activity in North America.

•	Premiere Global was acquired at an attractive premium by SIRIS Capital Group. The transaction, which was announced in September, closed in early December.

•

Conn’s, Inc. underlying credit trends improved even though the stock remains under pressure. Sales continue to expand, particularly for furniture and mattresses which enjoy higher gross margins and lower default rates.

What hurt performance during the year:

•

Holdings in the Industrials sector, and relative overweightings to Industrials and Energy, led to the Portfolio’s underperformance; these areas sold off as macroeconomic issues dominated investor sentiment. The bear market for Energy stocks continued as crude oil prices weakened due to the unrelenting imbalance between oversupply and slowing demand.

•

Several of the Portfolio’s Industrials holdings also suffered as various macroeconomic pressures, including energy-related slowdowns, the strengthening U.S. dollar, and slowing growth in China, weighed on investor sentiment.

•	DXP Enterprises, a distributor of industrial parts and services, benefitted from the shale boom; the subsequent downturn, though, has impacted near-term results.

•

China’s economic slowdown negatively impacted shares of Genesee & Wyoming and TAL International. For railroad operator Genesee & Wyoming, concerns over the impact of declining commodity prices on Australia’s export activity have weighed on the stock. Shares of TAL fell as lease rates fell in response to the slowdown in global containerized trade due to slowing growth in China and ongoing weakness in Europe.

•

Company-specific issues affected both Navistar and Orion Marine Group. For Navistar, an excess of used trucks is weighing on new truck sales. Construction company Orion incurred a write-down due to cost overruns on five projects at its Tampa office that will be completed in early 2016.

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Pacific Global Investment Management Company

On a macro level, we believe the Federal Reserve’s decision to increase interest rates for the first time since 2006 is a strong endorsement of both the domestic and global economies. Historically, the Fed has typically raised rates during periods of economic strength; not surprisingly, stocks have often performed well through these rising interest rate cycles. Throughout 2015, many investors remained on the sidelines in anticipation of the rate increase. We believe the removal of this cloud of uncertainty may provide a long-awaited boost for the markets. Thus, we believe the medium-term outlook for stocks remains positive; energy-related investments, in particular, may provide significant opportunities as 2016 unfolds.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	28.6%
Industrials	27.5
Consumer Discretionary	14.7
Energy	9.5
Information Technology	5.7
Consumer Staples	4.3
Utilities	4.0
Health Care	2.5
Materials	1.7
Telecommunication Services	0.5
Investment Company	0.4
Cash and Other	0.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$826.15	$5.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.09	6.18
Class K
Actual	1,000.00	827.10	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.33	4.93

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.21% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (2.8%)
Cooper Tire & Rubber Co.	4,467	$169,076
Cooper-Standard Holding, Inc.*	1,092	84,728
Dana Holding Corp.	6,340	87,492
Federal-Mogul Holdings Corp.*	2,484	17,015
Gentherm, Inc.*	67,000	3,175,800
Horizon Global Corp.*	1,442	14,954
Metaldyne Performance Group, Inc.	413	7,574
Modine Manufacturing Co.*	4,374	39,585
Motorcar Parts of America, Inc.*	101	3,415
Standard Motor Products, Inc.	1,713	65,180
Strattec Security Corp.	249	14,066
Superior Industries International, Inc.	2,116	38,977
Tower International, Inc.	795	22,713

		3,740,575

Automobiles (0.0%)
Winnebago Industries, Inc.	228	4,537

Distributors (0.1%)
Core-Mark Holding Co., Inc.	956	78,335
Fenix Parts, Inc.*	450	3,055
VOXX International Corp.*	1,574	8,279
Weyco Group, Inc.	506	13,541

		103,210

Diversified Consumer Services (0.5%)
American Public Education, Inc.*	1,444	26,873
Apollo Education Group, Inc.*	8,201	62,902
Ascent Capital Group, Inc., Class A*	1,118	18,693
Bridgepoint Education, Inc.*	1,446	11,004
Cambium Learning Group, Inc.*	964	4,676
Career Education Corp.*	5,676	20,604
Carriage Services, Inc.	1,103	26,582
Chegg, Inc.*	3,929	26,442
DeVry Education Group, Inc.	5,606	141,888
Houghton Mifflin Harcourt Co.*	11,121	242,215
K12, Inc.*	2,835	24,948
Regis Corp.*	3,231	45,719
Strayer Education, Inc.*	591	35,531
Universal Technical Institute, Inc.	1,793	8,355
Weight Watchers International, Inc.*	198	4,514

		700,946

Hotels, Restaurants & Leisure (1.8%)
Belmond Ltd., Class A*	8,376	79,572
Biglari Holdings, Inc.*	145	47,244
Bob Evans Farms, Inc.	1,710	66,434
Bravo Brio Restaurant Group, Inc.*	188,148	1,693,332
Caesars Acquisition Co., Class A*	4,174	28,425
Caesars Entertainment Corp.*	4,939	38,969
Carrols Restaurant Group, Inc.*	409	4,802
Cracker Barrel Old Country Store, Inc.	101	12,810
Del Frisco’s Restaurant Group, Inc.*	1,858	29,765

Denny’s Corp.*	2,353	$23,130
DineEquity, Inc.	100	8,467
Eldorado Resorts, Inc.*	1,212	13,332
Empire Resorts, Inc.*	23	410
Fogo De Chao, Inc.*	153	2,320
International Speedway Corp., Class A	2,404	81,063
Intrawest Resorts Holdings, Inc.*	1,533	11,988
Isle of Capri Casinos, Inc.*	96	1,337
J Alexander’s Holdings, Inc.*	1,155	12,613
Kona Grill, Inc.*	361	5,725
Marcus Corp.	1,638	31,073
Marriott Vacations Worldwide Corp.	964	54,900
Monarch Casino & Resort, Inc.*	803	18,244
Morgans Hotel Group Co.*	1,519	5,119
Noodles & Co.*	301	2,917
Penn National Gaming, Inc.*	6,560	105,091
Planet Fitness, Inc., Class A*	529	8,268
Ruby Tuesday, Inc.*	5,220	28,762
Ruth’s Hospitality Group, Inc.	965	15,363
Shake Shack, Inc., Class A*	64	2,534
Sonic Corp.	1,295	41,841
Speedway Motorsports, Inc.	944	19,560
Wingstop, Inc.*	82	1,870

		2,497,280

Household Durables (1.0%)
Bassett Furniture Industries, Inc.	450	11,286
Beazer Homes USA, Inc.*	3,016	34,654
CalAtlantic Group, Inc.	5,262	199,535
Cavco Industries, Inc.*	170	14,163
Century Communities, Inc.*	1,201	21,270
CSS Industries, Inc.	780	22,136
Ethan Allen Interiors, Inc.	2,204	61,315
Flexsteel Industries, Inc.	488	21,560
Green Brick Partners, Inc.*	1,815	13,068
Helen of Troy Ltd.*	1,466	138,171
Hooker Furniture Corp.	833	21,025
Hovnanian Enterprises, Inc., Class A*	10,153	18,377
iRobot Corp.*	2,118	74,977
KB Home	7,224	89,072
La-Z-Boy, Inc.	2,704	66,032
LGI Homes, Inc.*	899	21,873
Libbey, Inc.	129	2,750
Lifetime Brands, Inc.	890	11,801
M.D.C. Holdings, Inc.	2,233	57,008
M/I Homes, Inc.*	1,829	40,092
Meritage Homes Corp.*	3,261	110,841
NACCO Industries, Inc., Class A	350	14,770
New Home Co., Inc.*	921	11,936
Skullcandy, Inc.*	1,205	5,700
Taylor Morrison Home Corp., Class A*	2,892	46,272
TRI Pointe Group, Inc.*	13,399	169,765
Universal Electronics, Inc.*	223	11,451
WCI Communities, Inc.*	1,323	29,476
William Lyon Homes, Class A*	1,424	23,496
ZAGG, Inc.*	89	974

		1,364,846

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet & Catalog Retail (0.2%)
Duluth Holdings, Inc.*	328	$4,785
EVINE Live, Inc.*	3,996	7,113
FTD Cos., Inc.*	1,663	43,521
Lands’ End, Inc.*	1,241	29,089
Liberty TripAdvisor Holdings, Inc., Class A*	4,644	140,899
Shutterfly, Inc.*	1,100	49,016

		274,423

Leisure Products (0.1%)
Arctic Cat, Inc.	680	11,138
Black Diamond, Inc.*	1,762	7,788
Callaway Golf Co.	6,789	63,952
Escalade, Inc.	611	8,096
JAKKS Pacific, Inc.*	1,432	11,399
Johnson Outdoors, Inc., Class A	417	9,128
MCBC Holdings, Inc.*	172	2,356
Performance Sports Group Ltd.*	3,801	36,604

		150,461

Media (1.0%)
AMC Entertainment Holdings, Inc., Class A	1,737	41,688
Carmike Cinemas, Inc.*	2,067	47,417
Central European Media Enterprises Ltd., Class A*	1,788	4,810
Crown Media Holdings, Inc., Class A*	508	2,850
Cumulus Media, Inc., Class A*	12,054	3,979
Daily Journal Corp.*	93	18,786
DreamWorks Animation SKG, Inc., Class A*	6,653	171,448
Entercom Communications Corp., Class A*	2,132	23,942
Entravision Communications Corp., Class A	350	2,699
Eros International plc*	2,607	23,854
EW Scripps Co., Class A	1,902	36,138
Harte-Hanks, Inc.	4,153	13,456
Hemisphere Media Group, Inc.*	802	11,830
Journal Media Group, Inc.	1,954	23,487
MDC Partners, Inc., Class A	2,774	60,251
Media General, Inc.*	8,421	135,999
Meredith Corp.	3,231	139,741
National CineMedia, Inc.	4,126	64,819
New Media Investment Group, Inc.	3,889	75,680
New York Times Co., Class A	9,658	129,610
Reading International, Inc., Class A*	1,080	14,159
Rentrak Corp.*	89	4,230
Saga Communications, Inc., Class A	300	11,535
Scholastic Corp.	2,295	88,495
SFX Entertainment, Inc.*	2,089	397
Sizmek, Inc.*	1,805	6,588
Time, Inc.	9,694	151,905
Townsquare Media, Inc., Class A*	601	7,188
Tribune Publishing Co.	1,000	9,220

		1,326,201

Multiline Retail (0.1%)
Burlington Stores, Inc.*	713	$30,588
Fred’s, Inc., Class A	3,296	53,956
Ollie’s Bargain Outlet Holdings, Inc.*	292	4,967
Tuesday Morning Corp.*	669	4,348

		93,859

Specialty Retail (6.9%)
Abercrombie & Fitch Co., Class A	6,096	164,592
American Eagle Outfitters, Inc.	2,041	31,636
America’s Car-Mart, Inc.*	593	15,827
Ascena Retail Group, Inc.*	12,311	121,263
Barnes & Noble Education, Inc.*	2,693	26,795
Barnes & Noble, Inc.	4,402	38,341
bebe stores, Inc.	2,331	1,317
Big 5 Sporting Goods Corp.	1,490	14,885
Build-A-Bear Workshop, Inc.*	1,116	13,660
Caleres, Inc.	3,508	94,085
Cato Corp., Class A	1,866	68,706
Children’s Place, Inc.	1,312	72,422
Christopher & Banks Corp.*	3,386	5,587
Citi Trends, Inc.	1,227	26,074
Conn’s, Inc.*	127,142	2,984,023
Destination XL Group, Inc.*	2,451	13,530
Express, Inc.*	695	12,010
Finish Line, Inc., Class A	2,877	52,016
Genesco, Inc.*	2,116	120,252
Group 1 Automotive, Inc.	1,618	122,483
Guess?, Inc.	5,436	102,632
Haverty Furniture Cos., Inc.	1,822	39,064
Hibbett Sports, Inc.*	73,000	2,207,520
Lumber Liquidators Holdings, Inc.*	2,466	42,810
MarineMax, Inc.*	1,053	19,396
Pep Boys-Manny, Moe & Jack*	4,635	85,330
Rent-A-Center, Inc.	4,709	70,494
Shoe Carnival, Inc.	1,246	28,907
Sonic Automotive, Inc., Class A	108,847	2,477,358
Sportsman’s Warehouse Holdings, Inc.*	898	11,584
Stage Stores, Inc.	2,674	24,360
Stein Mart, Inc.	2,440	16,421
Systemax, Inc.*	999	8,591
Tilly’s, Inc., Class A*	955	6,332
Vitamin Shoppe, Inc.*	2,428	79,396
West Marine, Inc.*	1,478	12,548
Zumiez, Inc.*	370	5,594

		9,237,841

Textiles, Apparel & Luxury Goods (0.2%)
Cherokee, Inc.*	68	1,173
Columbia Sportswear Co.	769	37,496
Crocs, Inc.*	1,446	14,807
Deckers Outdoor Corp.*	1,214	57,301
Iconix Brand Group, Inc.*	4,135	28,242
Movado Group, Inc.	1,451	37,305
Perry Ellis International, Inc.*	1,002	18,457
Sequential Brands Group, Inc.*	754	5,964
Unifi, Inc.*	1,258	35,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Vera Bradley, Inc.*	1,937	$30,527

		266,685

Total Consumer Discretionary		19,760,864

Consumer Staples (4.3%)
Beverages (0.0%)
Coca-Cola Bottling Co. Consolidated	34	6,205
Craft Brew Alliance, Inc.*	609	5,097
National Beverage Corp.*	51	2,318

		13,620

Food & Staples Retailing (1.4%)
Andersons, Inc.	2,456	77,683
Chefs’ Warehouse, Inc.*	85,000	1,417,800
Fairway Group Holdings Corp.*	1,095	723
Ingles Markets, Inc., Class A	856	37,733
Performance Food Group Co.*	666	15,411
Smart & Final Stores, Inc.*	2,167	39,461
SpartanNash Co.	3,252	70,373
SUPERVALU, Inc.*	22,980	155,805
United Natural Foods, Inc.*	337	13,264
Village Super Market, Inc., Class A	584	15,389
Weis Markets, Inc.	978	43,325

		1,886,967

Food Products (2.6%)
Alico, Inc.	296	11,452
Amplify Snack Brands, Inc.*	506	5,829
Arcadia Biosciences, Inc.*	365	1,110
B&G Foods, Inc.	269	9,420
Boulder Brands, Inc.*	353	3,876
Darling Ingredients, Inc.*	204,546	2,151,824
Dean Foods Co.	4,398	75,426
Diamond Foods, Inc.*	114	4,395
Fresh Del Monte Produce, Inc.	2,904	112,907
John B. Sanfilippo & Son, Inc.	520	28,096
Lancaster Colony Corp.	562	64,889
Landec Corp.*	1,753	20,738
Omega Protein Corp.*	1,924	42,713
Post Holdings, Inc.*	5,369	331,267
Sanderson Farms, Inc.	1,964	152,249
Seaboard Corp.*	21	60,790
Seneca Foods Corp., Class A*	636	18,431
Snyder’s-Lance, Inc.	4,254	145,912
Tootsie Roll Industries, Inc.	1,076	33,991
TreeHouse Foods, Inc.*	3,738	293,283

		3,568,598

Household Products (0.1%)
Central Garden & Pet Co., Class A*	3,302	44,907
HRG Group, Inc.*	3,784	51,311
Oil-Dri Corp. of America	400	14,732
Orchids Paper Products Co.	567	17,532

		128,482

Personal Products (0.1%)
Elizabeth Arden, Inc.*	2,206	21,839
Inter Parfums, Inc.	842	20,056

Nature’s Sunshine Products, Inc.	854	$8,643
Nutraceutical International Corp.*	718	18,539
Revlon, Inc., Class A*	705	19,627
Synutra International, Inc.*	234	1,102

		89,806

Tobacco (0.1%)
Universal Corp.	1,985	111,319

Total Consumer Staples		5,798,792

Energy (9.5%)
Energy Equipment & Services (8.0%)
Archrock, Inc.	5,796	43,586
Atwood Oceanics, Inc.	5,772	59,047
Basic Energy Services, Inc.*	3,602	9,653
Bristow Group, Inc.	3,084	79,876
C&J Energy Services Ltd.*	4,742	22,572
CARBO Ceramics, Inc.	1,800	30,960
Era Group, Inc.*	1,733	19,323
Exterran Corp.*	3,144	50,461
Fairmount Santrol Holdings, Inc.*	513	1,205
Forum Energy Technologies, Inc.*	5,132	63,945
Geospace Technologies Corp.*	1,095	15,407
Gulfmark Offshore, Inc., Class A*	2,198	10,265
Helix Energy Solutions Group, Inc.*	9,215	48,471
Hornbeck Offshore Services, Inc.*	177,966	1,768,982
Independence Contract Drilling, Inc.*	1,323	6,681
ION Geophysical Corp.*	8,977	4,516
Key Energy Services, Inc.*	10,911	5,260
Matrix Service Co.*	147,373	3,027,041
McDermott International, Inc.*	20,525	68,759
Natural Gas Services Group, Inc.*	106,050	2,364,915
Newpark Resources, Inc.*	7,601	40,133
Noble Corp. plc	120,000	1,266,000
Nordic American Offshore Ltd.	1,625	8,564
North American Energy Partners, Inc.	370,000	640,100
North Atlantic Drilling Ltd.*	600	1,475
Oil States International, Inc.*	4,539	123,688
Parker Drilling Co.*	400,160	728,291
PHI, Inc. (Non-Voting)*	990	16,246
Pioneer Energy Services Corp.*	5,449	11,824
SEACOR Holdings, Inc.*	1,580	83,045
Seventy Seven Energy, Inc.*	4,839	5,081
Tesco Corp.	3,222	23,327
TETRA Technologies, Inc.*	7,048	53,001
Tidewater, Inc.	4,131	28,752
Unit Corp.*	4,389	53,546

		10,783,998

Oil, Gas & Consumable Fuels (1.5%)
Abraxas Petroleum Corp.*	7,953	8,430
Adams Resources & Energy, Inc.	183	7,027
Alon USA Energy, Inc.	2,720	40,365
Approach Resources, Inc.*	2,928	5,388
Ardmore Shipping Corp.	1,498	19,055
Bill Barrett Corp.*	4,240	16,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Bonanza Creek Energy, Inc.*	4,179	$22,023
Callon Petroleum Co.*	7,074	58,997
Carrizo Oil & Gas, Inc.*	4,850	143,463
Clayton Williams Energy, Inc.*	493	14,578
Clean Energy Fuels Corp.*	5,938	21,377
Cloud Peak Energy, Inc.*	5,245	10,910
Contango Oil & Gas Co.*	1,491	9,557
Delek U.S. Holdings, Inc.	2,234	54,956
DHT Holdings, Inc.	8,107	65,586
Dorian LPG Ltd.*	2,102	24,741
Earthstone Energy, Inc.*	110	1,464
Eclipse Resources Corp.*	4,093	7,449
Energy Fuels, Inc.*	1,517	4,475
Energy XXI Ltd.	7,980	8,060
Erin Energy Corp.*	925	2,960
EXCO Resources, Inc.*	12,837	15,918
Frontline Ltd.	21,056	62,957
GasLog Ltd.	3,822	31,723
Gastar Exploration, Inc.*	6,569	8,605
Gener8 Maritime, Inc.*	1,455	13,750
Green Plains, Inc.	3,278	75,066
Halcon Resources Corp.*	6,123	7,715
Hallador Energy Co.	675	3,078
Jones Energy, Inc., Class A*	2,471	9,513
Matador Resources Co.*	2,551	50,433
Navios Maritime Acquisition Corp.	6,853	20,628
Nordic American Tankers Ltd.	7,791	121,072
Northern Oil and Gas, Inc.*	5,182	20,003
Oasis Petroleum, Inc.*	12,252	90,297
Pacific Ethanol, Inc.*	2,692	12,868
Panhandle Oil and Gas, Inc., Class A	741	11,975
Par Pacific Holdings, Inc.*	115	2,707
Parsley Energy, Inc., Class A*	5,242	96,715
PDC Energy, Inc.*	3,498	186,723
Peabody Energy Corp.	1,549	11,896
Penn Virginia Corp.*	6,288	1,889
Renewable Energy Group, Inc.*	4,029	37,429
REX American Resources Corp.*	513	27,738
Rex Energy Corp.*	4,137	4,344
Ring Energy, Inc.*	2,024	14,269
RSP Permian, Inc.*	5,754	140,340
Sanchez Energy Corp.*	4,287	18,477
SandRidge Energy, Inc.*	36,720	7,344
Scorpio Tankers, Inc.	15,686	125,802
Ship Finance International Ltd.	5,215	86,413
Stone Energy Corp.*	4,813	20,648
Synergy Resources Corp.*	7,993	68,100
Teekay Tankers Ltd., Class A	8,229	56,616
TransAtlantic Petroleum Ltd.*	2,050	2,850
Triangle Petroleum Corp.*	3,999	3,079
Ultra Petroleum Corp.*	6,608	16,520
W&T Offshore, Inc.*	2,830	6,537
Westmoreland Coal Co.*	1,496	8,796

		2,048,357

Total Energy		12,832,355

Financials (28.6%)
Banks (12.2%)
1st Source Corp.	1,435	$44,298
Access National Corp.	603	12,337
Allegiance Bancshares, Inc.*	340	8,041
American National Bankshares, Inc.	722	18,490
Ameris Bancorp	2,833	96,294
Ames National Corp.	776	18,849
Arrow Financial Corp.	1,023	27,795
Banc of California, Inc.	3,232	47,252
BancFirst Corp.	648	37,986
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,600	67,418
Bancorp, Inc.*	2,863	18,237
BancorpSouth, Inc.	8,406	201,660
Bank of Marin Bancorp/California	501	26,753
Banner Corp.	1,842	84,474
Bar Harbor Bankshares	502	17,279
BBCN Bancorp, Inc.	6,941	119,524
Berkshire Hills Bancorp, Inc.	2,555	74,376
Blue Hills Bancorp, Inc.	2,454	37,571
BNC Bancorp	2,246	57,003
Boston Private Financial Holdings, Inc.	7,148	81,058
Bridge Bancorp, Inc.	1,323	40,259
Bryn Mawr Bank Corp.	1,592	45,722
BSB Bancorp, Inc./Massachusetts*	693	16,209
C1 Financial, Inc.*	521	12,613
Camden National Corp.	674	29,717
Capital Bank Financial Corp., Class A	1,822	58,268
Capital City Bank Group, Inc.	912	13,999
Cardinal Financial Corp.	2,610	59,377
Cascade Bancorp*	2,612	15,855
Cathay General Bancorp	45,936	1,439,175
CenterState Banks, Inc.	3,955	61,896
Central Pacific Financial Corp.	2,057	45,295
Century Bancorp, Inc./Massachusetts, Class A	306	13,299
Chemical Financial Corp.	2,944	100,891
Citizens & Northern Corp.	1,014	21,294
City Holding Co.	1,318	60,154
CNB Financial Corp./Pennsylvania	1,196	21,564
CoBiz Financial, Inc.	3,227	43,306
Columbia Banking System, Inc.	5,012	162,940
Community Bank System, Inc.	3,718	148,497
Community Trust Bancorp, Inc.	1,392	48,664
CommunityOne Bancorp*	1,034	13,928
ConnectOne Bancorp, Inc.	2,660	49,715
CU Bancorp*	1,508	38,243
Customers Bancorp, Inc.*	2,325	63,286
CVB Financial Corp.	9,232	156,205
Eagle Bancorp, Inc.*	620	31,291
East West Bancorp, Inc.	61,000	2,535,160
Enterprise Bancorp, Inc./Massachusetts	618	14,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Enterprise Financial Services Corp.	1,747	$49,527
Equity Bancshares, Inc., Class A*	271	6,339
F.N.B. Corp./Pennsylvania	15,194	202,688
Farmers Capital Bank Corp.*	629	17,052
FCB Financial Holdings, Inc., Class A*	2,462	88,115
Fidelity Southern Corp.	1,571	35,049
Financial Institutions, Inc.	1,195	33,460
First Bancorp, Inc./Maine	902	18,464
First Bancorp/North Carolina	1,679	31,464
First BanCorp/Puerto Rico*	10,579	34,382
First Busey Corp.	2,111	43,550
First Business Financial Services, Inc.	748	18,707
First Citizens BancShares, Inc./North Carolina, Class A	668	172,458
First Commonwealth Financial Corp.	7,699	69,830
First Community Bancshares, Inc./Virginia	1,534	28,578
First Connecticut Bancorp, Inc./Connecticut	1,372	23,887
First Financial Bancorp	5,401	97,596
First Financial Bankshares, Inc.	2,305	69,542
First Financial Corp./Indiana	932	31,660
First Interstate BancSystem, Inc., Class A	1,749	50,843
First Merchants Corp.	3,325	84,522
First Midwest Bancorp, Inc./Illinois	6,821	125,711
First NBC Bank Holding Co.*	1,354	50,626
First of Long Island Corp.	1,034	31,020
FirstMerit Corp.	14,415	268,840
Flushing Financial Corp.	2,568	55,572
Franklin Financial Network, Inc.*	468	14,686
Fulton Financial Corp.	15,357	199,795
German American Bancorp, Inc.	1,184	39,451
Glacier Bancorp, Inc.	6,570	174,302
Great Southern Bancorp, Inc.	922	41,730
Great Western Bancorp, Inc.	3,590	104,182
Green Bancorp, Inc.*	1,348	14,127
Guaranty Bancorp	1,214	20,080
Hampton Roads Bankshares, Inc.*	2,998	5,516
Hancock Holding Co.	6,784	170,753
Hanmi Financial Corp.	2,773	65,776
Heartland Financial USA, Inc.	1,647	51,650
Heritage Commerce Corp.	2,222	26,575
Heritage Financial Corp./Washington	2,669	50,284
Heritage Oaks Bancorp	1,949	15,611
Hilltop Holdings, Inc.*	4,305	82,742
Home BancShares, Inc./Arkansas	922	37,359
HomeTrust Bancshares, Inc.*	1,661	33,635
Horizon Bancorp/Indiana	954	26,674
IBERIABANK Corp.	3,328	183,273
Independent Bank Corp./Massachusetts	2,282	106,159
Independent Bank Corp./Michigan	2,036	31,008

Independent Bank Group, Inc.	889	$28,448
International Bancshares Corp.	4,719	121,278
Investors Bancorp, Inc.	30,258	376,410
Lakeland Bancorp, Inc.	3,414	40,251
Lakeland Financial Corp.	1,436	66,946
LegacyTexas Financial Group, Inc.	4,158	104,033
Live Oak Bancshares, Inc.	519	7,370
MainSource Financial Group, Inc.	1,923	43,998
MB Financial, Inc.	6,535	211,538
Mercantile Bank Corp.	1,506	36,957
Merchants Bancshares, Inc./Vermont	413	13,005
Metro Bancorp, Inc.	1,004	31,506
MidWestOne Financial Group, Inc.	666	20,253
National Bank Holdings Corp., Class A	2,722	58,169
National Bankshares, Inc./Virginia	577	20,507
National Commerce Corp.*	510	12,776
National Penn Bancshares, Inc.	12,184	150,229
NBT Bancorp, Inc.	3,848	107,282
NewBridge Bancorp	3,203	39,013
OFG Bancorp	3,762	27,538
Old National Bancorp/Indiana	10,220	138,583
Old Second Bancorp, Inc.*	2,489	19,514
Opus Bank	939	34,715
Pacific Continental Corp.	1,626	24,195
Pacific Premier Bancorp, Inc.*	1,897	40,311
Park National Corp.	1,137	102,876
Park Sterling Corp.	3,773	27,618
Peapack-Gladstone Financial Corp.	1,299	26,785
Penns Woods Bancorp, Inc.	411	17,451
Peoples Bancorp, Inc./Ohio	1,681	31,670
Peoples Financial Services Corp.	643	24,485
People’s Utah Bancorp	251	4,320
Pinnacle Financial Partners, Inc.	2,884	148,122
Preferred Bank/California	1,037	34,242
PrivateBancorp, Inc.	6,832	280,249
Prosperity Bancshares, Inc.	6,094	291,659
QCR Holdings, Inc.	989	24,023
Renasant Corp.	3,259	112,142
Republic Bancorp, Inc./Kentucky, Class A	815	21,524
S&T Bancorp, Inc.	3,052	94,063
Sandy Spring Bancorp, Inc.	2,152	58,018
Seacoast Banking Corp. of Florida*	2,138	32,027
ServisFirst Bancshares, Inc.	1,917	91,115
Sierra Bancorp	981	17,315
Simmons First National Corp., Class A	2,594	133,228
South State Corp.	1,987	142,965
Southside Bancshares, Inc.	2,206	52,988
Southwest Bancorp, Inc./Oklahoma	1,775	31,027
State Bank Financial Corp.	3,126	65,740
Sterling Bancorp/Delaware	10,454	169,564
Stock Yards Bancorp, Inc.	1,307	49,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Stonegate Bank	943	$30,987
Suffolk Bancorp	989	28,038
Sun Bancorp, Inc./New Jersey*	804	16,595
Talmer Bancorp, Inc., Class A	4,412	79,901
Texas Capital Bancshares, Inc.*	3,705	183,101
Tompkins Financial Corp.	1,295	72,727
Towne Bank/Virginia	4,001	83,501
TriCo Bancshares	2,012	55,209
TriState Capital Holdings, Inc.*	1,775	24,832
Triumph Bancorp, Inc.*	1,260	20,790
Trustmark Corp.	5,890	135,706
UMB Financial Corp.	3,426	159,480
Umpqua Holdings Corp.	19,189	305,105
Union Bankshares Corp.	3,955	99,824
United Bankshares, Inc./West Virginia	6,024	222,828
United Community Banks, Inc./Georgia	4,594	89,537
Univest Corp. of Pennsylvania	1,788	37,298
Valley National Bancorp	20,239	199,354
Washington Trust Bancorp, Inc.	1,298	51,297
Webster Financial Corp.	7,888	293,355
WesBanco, Inc.	3,364	100,987
West Bancorp, Inc.	1,339	26,445
Westamerica Bancorp	2,245	104,954
Western Alliance Bancorp*	3,632	130,244
Wilshire Bancorp, Inc.	6,087	70,305
Wintrust Financial Corp.	4,121	199,951
Yadkin Financial Corp.	2,213	55,701

		16,429,973

Capital Markets (0.7%)
Actua Corp.*	3,671	42,033
Arlington Asset Investment Corp., Class A	1,921	25,415
Calamos Asset Management, Inc., Class A	1,459	14,123
Cowen Group, Inc., Class A*	9,534	36,515
Houlihan Lokey, Inc.	812	21,282
INTL FCStone, Inc.*	933	31,218
Investment Technology Group, Inc.	2,489	42,363
Janus Capital Group, Inc.	11,759	165,684
KCG Holdings, Inc., Class A*	2,702	33,262
Ladenburg Thalmann Financial Services, Inc.*	7,804	21,539
Moelis & Co., Class A	177	5,165
Oppenheimer Holdings, Inc., Class A	849	14,756
Piper Jaffray Cos.*	1,335	53,934
RCS Capital Corp., Class A*	3,996	1,217
Safeguard Scientifics, Inc.*	1,731	25,117
Stifel Financial Corp.*	5,928	251,110
Virtus Investment Partners, Inc.	560	65,777
Walter Investment Management Corp.*	3,377	48,021

		898,531

Consumer Finance (2.4%)
Cash America International, Inc.	2,255	67,537
Encore Capital Group, Inc.*	1,886	54,845
Enova International, Inc.*	277	1,831

EZCORP, Inc., Class A*	4,334	$21,627
First Cash Financial Services, Inc.*	189	7,074
Green Dot Corp., Class A*	3,965	65,105
JG Wentworth Co., Class A*	1,201	2,162
Nelnet, Inc., Class A	2,051	68,852
Regional Management Corp.*	190,818	2,951,955
World Acceptance Corp.*	222	8,236

		3,249,224

Diversified Financial Services (0.1%)
FNFV Group*	7,113	79,879
GAIN Capital Holdings, Inc.	2,275	18,450
Marlin Business Services Corp.	716	11,499
NewStar Financial, Inc.*	1,989	17,861
PICO Holdings, Inc.*	1,946	20,083
Resource America, Inc., Class A	1,183	7,252
Tiptree Financial, Inc., Class A	2,495	15,319

		170,343

Insurance (2.6%)
Ambac Financial Group, Inc.*	3,261	45,947
American Equity Investment Life Holding Co.	6,962	167,297
AMERISAFE, Inc.	1,678	85,410
Argo Group International Holdings Ltd.	2,430	145,411
Atlas Financial Holdings, Inc.*	476	9,472
Baldwin & Lyons, Inc., Class B	932	22,396
Citizens, Inc./Texas*	4,423	32,863
CNO Financial Group, Inc.	16,236	309,945
Crawford & Co., Class B	1,640	8,708
Donegal Group, Inc., Class A	719	10,124
EMC Insurance Group, Inc.	643	16,268
Employers Holdings, Inc.	1,035	28,255
Enstar Group Ltd.*	791	118,682
FBL Financial Group, Inc., Class A	833	53,012
Federated National Holding Co.	1,267	37,453
Fidelity & Guaranty Life	1,030	26,131
First American Financial Corp.	9,415	337,999
Global Indemnity plc*	700	20,314
Greenlight Capital Reinsurance Ltd., Class A*	2,628	49,170
Hallmark Financial Services, Inc.*	1,207	14,110
HCI Group, Inc.	638	22,234
Heritage Insurance Holdings, Inc.	767	16,736
Horace Mann Educators Corp.	3,600	119,448
Independence Holding Co.	586	8,116
Infinity Property & Casualty Corp.	959	78,859
James River Group Holdings Ltd.	982	32,936
Kemper Corp.	3,799	141,513
Maiden Holdings Ltd.	3,837	57,210
MBIA, Inc.*	12,108	78,460
National General Holdings Corp.	3,002	65,624
National Interstate Corp.	449	11,988
National Western Life Group, Inc., Class A	200	50,388
Navigators Group, Inc.*	942	80,814
OneBeacon Insurance Group Ltd., Class A	2,222	27,575

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Primerica, Inc.	4,234	$199,972
RLI Corp.	3,668	226,499
Safety Insurance Group, Inc.	1,317	74,252
Selective Insurance Group, Inc.	4,840	162,527
State Auto Financial Corp.	1,362	28,044
State National Cos., Inc.	2,682	26,310
Stewart Information Services Corp.	1,994	74,436
Symetra Financial Corp.	6,526	207,331
Third Point Reinsurance Ltd.*	6,814	91,376
United Fire Group, Inc.	1,750	67,043
United Insurance Holdings Corp.	1,561	26,693

		3,515,351

Real Estate Investment Trusts (REITs) (8.3%)
Acadia Realty Trust (REIT)	5,984	198,370
AG Mortgage Investment Trust, Inc. (REIT)	2,664	34,206
Agree Realty Corp. (REIT)	1,858	63,153
Alexander’s, Inc. (REIT)	16	6,146
Altisource Residential Corp. (REIT)	5,070	62,919
American Assets Trust, Inc. (REIT)	362	13,883
American Capital Mortgage Investment Corp. (REIT)	4,483	62,583
American Residential Properties, Inc. (REIT)	2,845	53,770
Anworth Mortgage Asset Corp. (REIT)	9,236	40,177
Apollo Commercial Real Estate Finance, Inc. (REIT)	5,227	90,061
Apollo Residential Mortgage, Inc. (REIT)	2,704	32,313
Ares Commercial Real Estate Corp. (REIT)	2,370	27,113
Armada Hoffler Properties, Inc. (REIT)	2,845	29,816
ARMOUR Residential REIT, Inc. (REIT)	3,647	79,367
Ashford Hospitality Prime, Inc. (REIT)	2,382	34,539
Ashford Hospitality Trust, Inc. (REIT)	7,614	48,044
Bluerock Residential Growth REIT, Inc. (REIT)	1,644	19,481
Campus Crest Communities, Inc. (REIT)*	6,043	41,092
Capstead Mortgage Corp. (REIT)	8,604	75,199
CatchMark Timber Trust, Inc. (REIT), Class A	3,767	42,605
Cedar Realty Trust, Inc. (REIT)	7,657	54,212
Chatham Lodging Trust (REIT)	3,240	66,355
Chesapeake Lodging Trust (REIT)	5,262	132,392
Colony Capital, Inc. (REIT), Class A	9,797	190,846
CorEnergy Infrastructure Trust, Inc. (REIT)	1,226	18,197
Cousins Properties, Inc. (REIT)	19,107	180,179
CubeSmart (REIT)	3,187	97,586
CyrusOne, Inc. (REIT)	499	18,688

CYS Investments, Inc. (REIT)	13,968	$99,592
DCT Industrial Trust, Inc. (REIT)	7,750	289,617
DiamondRock Hospitality Co. (REIT)	17,634	170,168
DuPont Fabros Technology, Inc. (REIT)	3,604	114,571
Dynex Capital, Inc. (REIT)	4,690	29,781
EastGroup Properties, Inc. (REIT)	2,228	123,899
Education Realty Trust, Inc. (REIT)	4,966	188,112
EPR Properties (REIT)	4,956	289,678
Equity One, Inc. (REIT)	5,809	157,714
FelCor Lodging Trust, Inc. (REIT)	12,442	90,827
First Industrial Realty Trust, Inc. (REIT)	9,677	214,152
First Potomac Realty Trust (REIT)	5,267	60,044
Franklin Street Properties Corp. (REIT)	7,841	81,154
Geo Group, Inc. (REIT)	6,521	188,522
Getty Realty Corp. (REIT)	2,369	40,628
Gladstone Commercial Corp. (REIT)	2,162	31,544
Government Properties Income Trust (REIT)	5,806	92,141
Gramercy Property Trust (REIT)	36,212	279,553
Great Ajax Corp. (REIT)	457	5,539
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,341	63,212
Hatteras Financial Corp. (REIT)	8,486	111,591
Healthcare Realty Trust, Inc. (REIT)	8,767	248,281
Hersha Hospitality Trust (REIT)	4,139	90,065
Highwoods Properties, Inc. (REIT)	8,169	356,168
Hudson Pacific Properties, Inc. (REIT)	6,535	183,895
Independence Realty Trust, Inc. (REIT)	2,778	20,863
InfraREIT, Inc. (REIT)	1,947	36,019
Inland Real Estate Corp. (REIT)	5,349	56,806
Invesco Mortgage Capital, Inc. (REIT)	10,848	134,407
Investors Real Estate Trust (REIT)	10,690	74,295
iStar, Inc. (REIT)*	7,483	87,776
Kite Realty Group Trust (REIT)	7,344	190,430
Ladder Capital Corp. (REIT)	3,330	41,359
LaSalle Hotel Properties (REIT)	9,881	248,606
Lexington Realty Trust (REIT)	18,050	144,400
LTC Properties, Inc. (REIT)	2,933	126,530
Mack-Cali Realty Corp. (REIT)	7,808	182,317
Medical Properties Trust, Inc. (REIT)	20,434	235,195
Monmouth Real Estate Investment Corp. (REIT)	5,700	59,622
Monogram Residential Trust, Inc. (REIT)	14,699	143,462

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

National Health Investors, Inc. (REIT)	2,158	$131,357
National Storage Affiliates Trust (REIT)	181	3,100
New Residential Investment Corp. (REIT)	20,102	244,440
New Senior Investment Group, Inc. (REIT)	7,608	75,015
New York Mortgage Trust, Inc. (REIT)	9,644	51,402
New York REIT, Inc. (REIT)	14,275	164,162
NexPoint Residential Trust, Inc. (REIT)	1,649	21,585
One Liberty Properties, Inc. (REIT)	1,076	23,091
Orchid Island Capital, Inc. (REIT)	1,961	19,473
Parkway Properties, Inc. (REIT)	7,533	117,741
Pebblebrook Hotel Trust (REIT)	6,306	176,694
Pennsylvania Real Estate Investment Trust (REIT)	6,125	133,954
PennyMac Mortgage Investment Trust (REIT)‡	4,210	64,245
Physicians Realty Trust (REIT)	7,585	127,883
Potlatch Corp. (REIT)	976	29,514
Preferred Apartment Communities, Inc. (REIT), Class A	1,883	24,630
PS Business Parks, Inc. (REIT)	1,514	132,369
QTS Realty Trust, Inc. (REIT), Class A	143	6,451
RAIT Financial Trust (REIT)	7,557	20,404
Ramco-Gershenson Properties Trust (REIT)	6,895	114,526
Redwood Trust, Inc. (REIT)	7,499	98,987
Resource Capital Corp. (REIT)	2,836	36,187
Retail Opportunity Investments Corp. (REIT)	8,668	155,157
Rexford Industrial Realty, Inc. (REIT)	4,930	80,655
RLJ Lodging Trust (REIT)	7,362	159,240
Rouse Properties, Inc. (REIT)	3,248	47,291
Sabra Health Care REIT, Inc. (REIT)	4,903	99,188
Saul Centers, Inc. (REIT)	135	6,921
Select Income REIT (REIT)	5,400	107,028
Silver Bay Realty Trust Corp. (REIT)	3,399	53,228
Sovran Self Storage, Inc. (REIT)	388	41,636
STAG Industrial, Inc. (REIT)	5,776	106,567
STORE Capital Corp. (REIT)	3,528	81,850
Summit Hotel Properties, Inc. (REIT)	7,509	89,733
Sun Communities, Inc. (REIT)	3,691	252,944
Sunstone Hotel Investors, Inc. (REIT)	18,278	228,292
Terreno Realty Corp. (REIT)	3,788	85,685
UMH Properties, Inc. (REIT)	2,374	24,025
United Development Funding IV (REIT)	2,830	31,130
Urstadt Biddle Properties, Inc. (REIT), Class A	2,011	38,692

Washington Real Estate Investment Trust (REIT)	6,004	$162,468
Western Asset Mortgage Capital Corp. (REIT)	3,791	38,744
Whitestone REIT (REIT)	2,593	31,142
Xenia Hotels & Resorts, Inc. (REIT)	9,809	150,372

		11,085,025

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	4,300	151,833
Altisource Asset Management Corp.*	18	309
AV Homes, Inc.*	1,050	13,451
Consolidated-Tomoka Land Co.	270	14,232
Forestar Group, Inc.*	2,826	30,916
FRP Holdings, Inc.*	579	19,651
Kennedy-Wilson Holdings, Inc.	7,356	177,133
RE/MAX Holdings, Inc., Class A	1,003	37,412
RMR Group, Inc., Class A*	608	8,765
St. Joe Co.*	4,596	85,072
Tejon Ranch Co.*	1,168	22,367

		561,141

Thrifts & Mortgage Finance (1.9%)
Anchor BanCorp Wisconsin, Inc.*	658	28,636
Astoria Financial Corp.	7,877	124,850
Bank Mutual Corp.	4,275	33,345
BankFinancial Corp.	1,529	19,311
BBX Capital Corp., Class A*	232	3,631
Bear State Financial, Inc.*	1,085	11,751
Beneficial Bancorp, Inc.*	7,286	97,050
Brookline Bancorp, Inc.	6,057	69,655
Capitol Federal Financial, Inc.	12,245	153,797
Charter Financial Corp./Maryland	1,395	18,428
Clifton Bancorp, Inc.	2,292	32,867
Dime Community Bancshares, Inc.	2,761	48,290
EverBank Financial Corp.	8,473	135,399
Federal Agricultural Mortgage Corp., Class C	882	27,845
First Defiance Financial Corp.	838	31,660
Flagstar Bancorp, Inc.*	1,822	42,106
Fox Chase Bancorp, Inc.	986	20,006
Hingham Institution for Savings	113	13,537
HomeStreet, Inc.*	1,281	27,811
Impac Mortgage Holdings, Inc.*	41	738
Kearny Financial Corp.	8,068	102,222
Meridian Bancorp, Inc.	4,081	57,542
Meta Financial Group, Inc.	671	30,819
MGIC Investment Corp.*	16,427	145,050
Nationstar Mortgage Holdings, Inc.*	3,555	47,530
NMI Holdings, Inc., Class A*	4,211	28,508
Northfield Bancorp, Inc.	4,106	65,368
Northwest Bancshares, Inc.	8,825	118,167
OceanFirst Financial Corp.	1,120	22,434
Ocwen Financial Corp.*	9,384	65,406
Oritani Financial Corp.	3,807	62,815
PennyMac Financial Services, Inc., Class A*‡	468	7,188
PHH Corp.*	4,320	69,984
Provident Financial Services, Inc.	5,720	115,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Radian Group, Inc.	16,747	$224,242
Stonegate Mortgage Corp.*	1,077	5,870
Territorial Bancorp, Inc.	720	19,973
TrustCo Bank Corp.	8,425	51,730
United Community Financial Corp./Ohio	4,452	26,267
United Financial Bancorp, Inc.	3,585	46,175
Walker & Dunlop, Inc.*	1,208	34,802
Washington Federal, Inc.	8,225	196,002
Waterstone Financial, Inc.	2,429	34,249
WSFS Financial Corp.	2,569	83,133

		2,601,447

Total Financials		38,511,035

Health Care (2.5%)
Biotechnology (0.3%)
ACADIA Pharmaceuticals, Inc.*	508	18,110
Acorda Therapeutics, Inc.*	329	14,075
Adamas Pharmaceuticals, Inc.*	879	24,893
Agenus, Inc.*	1,204	5,466
Aimmune Therapeutics, Inc.*	97	1,790
Akebia Therapeutics, Inc.*	2,448	31,628
Array BioPharma, Inc.*	2,106	8,887
Arrowhead Research Corp.*	2,307	14,188
Axovant Sciences Ltd.*	143	2,578
BioCryst Pharmaceuticals, Inc.*	1,156	11,930
Calithera Biosciences, Inc.*	892	6,833
Celldex Therapeutics, Inc.*	733	11,493
Chiasma, Inc.*	93	1,820
Cytokinetics, Inc.*	1,399	14,634
CytomX Therapeutics, Inc.*	153	3,193
Emergent BioSolutions, Inc.*	758	30,328
Geron Corp.*	761	3,683
Global Blood Therapeutics, Inc.*	60	1,940
Idera Pharmaceuticals, Inc.*	465	1,437
Ignyta, Inc.*	735	9,849
Immunomedics, Inc.*	561	1,722
Inovio Pharmaceuticals, Inc.*	666	4,475
Lexicon Pharmaceuticals, Inc.*	2,068	27,525
Loxo Oncology, Inc.*	837	23,813
Merrimack Pharmaceuticals, Inc.*	511	4,037
Navidea Biopharmaceuticals, Inc.*	2,545	3,385
Ocata Therapeutics, Inc.*	484	4,075
Osiris Therapeutics, Inc.	133	1,381
PDL BioPharma, Inc.	14,603	51,695
Peregrine Pharmaceuticals, Inc.*	1,278	1,495
REGENXBIO, Inc.*	152	2,523
Rigel Pharmaceuticals, Inc.*	1,649	4,996
Seres Therapeutics, Inc.*	55	1,930
Spectrum Pharmaceuticals, Inc.*	4,121	24,850
Stemline Therapeutics, Inc.*	1,045	6,594
Threshold Pharmaceuticals, Inc.*	292	140
Tokai Pharmaceuticals, Inc.*	450	3,924
Vanda Pharmaceuticals, Inc.*	678	6,312
Verastem, Inc.*	2,336	4,345
Versartis, Inc.*	1,734	21,484
XOMA Corp.*	1,429	1,901

		421,357

Health Care Equipment & Supplies (0.9%)
Analogic Corp.	983	$81,196
AngioDynamics, Inc.*	2,124	25,785
Anika Therapeutics, Inc.*	275	10,494
AtriCure, Inc.*	575	12,903
Cardiovascular Systems, Inc.*	131	1,981
Cerus Corp.*	1,160	7,331
ConforMIS, Inc.*	123	2,127
CONMED Corp.	2,380	104,839
CryoLife, Inc.	2,171	23,403
Cutera, Inc.*	399	5,103
Cynosure, Inc., Class A*	157	7,013
Entellus Medical, Inc.*	73	1,231
Exactech, Inc.*	856	15,536
Glaukos Corp.*	85	2,099
Greatbatch, Inc.*	2,245	117,863
Haemonetics Corp.*	2,351	75,796
Halyard Health, Inc.*	4,120	137,649
ICU Medical, Inc.*	440	49,623
Integra LifeSciences Holdings Corp.*	1,366	92,588
Invacare Corp.	2,909	50,588
LeMaitre Vascular, Inc.	624	10,764
LivaNova plc*	1,152	68,394
Meridian Bioscience, Inc.	560	11,491
Merit Medical Systems, Inc.*	3,802	70,679
Novocure Ltd.*	167	3,734
OraSure Technologies, Inc.*	4,384	28,233
Orthofix International N.V.*	1,654	64,853
Penumbra, Inc.*	89	4,789
Quidel Corp.*	1,575	33,390
Rockwell Medical, Inc.*	446	4,567
RTI Surgical, Inc.*	857	3,402
SeaSpine Holdings Corp.*	387	6,649
SurModics, Inc.*	869	17,615
TransEnterix, Inc.*	3,160	7,837
Unilife Corp.*	1,673	828
Wright Medical Group N.V.*	3,742	90,482

		1,252,855

Health Care Providers & Services (0.9%)
Aceto Corp.	313	8,445
Addus HomeCare Corp.*	477	11,104
Alliance HealthCare Services, Inc.*	309	2,837
Almost Family, Inc.*	604	23,091
Amedisys, Inc.*	476	18,716
Amsurg Corp.*	3,553	270,028
BioScrip, Inc.*	5,762	10,083
Cross Country Healthcare, Inc.*	1,014	16,619
Ensign Group, Inc.	308	6,970
Five Star Quality Care, Inc.*	3,578	11,378
Genesis Healthcare, Inc.*	1,560	5,413
Hanger, Inc.*	3,166	52,081
Healthways, Inc.*	2,815	36,229
Kindred Healthcare, Inc.	7,391	88,027
LHC Group, Inc.*	1,075	48,687
Magellan Health, Inc.*	2,201	135,714
National HealthCare Corp.	879	54,234
National Research Corp., Class A	159	2,550
Owens & Minor, Inc.	5,545	199,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

PharMerica Corp.*	2,627	$91,945
Select Medical Holdings Corp.	559	6,658
Surgery Partners, Inc.*	622	12,745
Surgical Care Affiliates, Inc.*	104	4,140
Teladoc, Inc.*	259	4,652
Triple-S Management Corp., Class B*	2,155	51,526
Trupanion, Inc.*	256	2,499
Universal American Corp.	4,160	29,120

		1,205,000

Health Care Technology (0.0%)
Evolent Health, Inc., Class A*	391	4,735
MedAssets, Inc.*	342	10,581
Vocera Communications, Inc.*	760	9,272

		24,588

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	5,139	51,853
Harvard Bioscience, Inc.*	2,769	9,608
Luminex Corp.*	3,491	74,672

		136,133

Pharmaceuticals (0.3%)
Aclaris Therapeutics, Inc.*	111	2,990
Amphastar Pharmaceuticals, Inc.*	908	12,921
Aratana Therapeutics, Inc.*	223	1,244
Assembly Biosciences, Inc.*	46	346
Dermira, Inc.*	836	28,934
Endocyte, Inc.*	3,162	12,680
Medicines Co.*	5,239	195,624
Omeros Corp.*	231	3,634
Theravance Biopharma, Inc.*	2,615	42,860
Theravance, Inc.	932	9,823

		311,056

Total Health Care		3,350,989

Industrials (27.5%)
Aerospace & Defense (1.1%)
AAR Corp.	3,064	80,552
Aerojet Rocketdyne Holdings, Inc.*	2,891	45,273
Aerovironment, Inc.*	1,759	51,838
American Science & Engineering, Inc.	616	25,490
Cubic Corp.	1,875	88,594
Curtiss-Wright Corp.	3,905	267,492
DigitalGlobe, Inc.*	6,391	100,083
Ducommun, Inc.*	931	15,101
Engility Holdings, Inc.	1,583	51,416
Esterline Technologies Corp.*	2,579	208,899
KEYW Holding Corp.*	2,829	17,031
KLX, Inc.*	4,632	142,619
Kratos Defense & Security Solutions, Inc.*	3,718	15,244
Moog, Inc., Class A*	2,921	177,013
National Presto Industries, Inc.	407	33,724
Sparton Corp.*	353	7,056
Teledyne Technologies, Inc.*	2,293	203,389
Vectrus, Inc.*	93	1,943

		1,532,757

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	4,679	$47,164
Atlas Air Worldwide Holdings, Inc.*	2,208	91,279
Hub Group, Inc., Class A*	269	8,864
UTi Worldwide, Inc.*	8,030	56,451
XPO Logistics, Inc.*	1,141	31,092

		234,850

Airlines (0.1%)
Republic Airways Holdings, Inc.*	4,367	17,162
SkyWest, Inc.	4,516	85,894
Virgin America, Inc.*	134	4,826

		107,882

Building Products (2.7%)
Gibraltar Industries, Inc.*	2,673	68,001
Griffon Corp.	2,178	38,768
Insteel Industries, Inc.	80,137	1,676,466
NCI Building Systems, Inc.*	130,000	1,613,300
Quanex Building Products Corp.	2,767	57,692
Simpson Manufacturing Co., Inc.	3,377	115,325
Universal Forest Products, Inc.	1,762	120,468

		3,690,020

Commercial Services & Supplies (4.4%)
ABM Industries, Inc.	4,908	139,731
ACCO Brands Corp.*	9,486	67,635
Brady Corp., Class A	4,125	94,793
Casella Waste Systems, Inc., Class A*	2,756	16,481
CECO Environmental Corp.	2,158	16,573
Civeo Corp.*	8,725	12,390
Deluxe Corp.	1,978	107,880
Ennis, Inc.	2,293	44,140
Essendant, Inc.	3,399	110,501
G&K Services, Inc., Class A	462	29,060
Heritage-Crystal Clean, Inc.*	981	10,399
InnerWorkings, Inc.*	1,859	13,943
Kimball International, Inc., Class B	1,828	17,860
Matthews International Corp., Class A	2,720	145,384
McGrath RentCorp	2,137	53,831
Mobile Mini, Inc.	83,641	2,603,744
MSA Safety, Inc.	949	41,253
NL Industries, Inc.*	606	1,842
Quad/Graphics, Inc.	2,389	22,218
SP Plus Corp.*	95	2,271
Team, Inc.*	59,000	1,885,640
Tetra Tech, Inc.	5,268	137,073
TRC Cos., Inc.*	1,429	13,218
UniFirst Corp.	1,301	135,564
Viad Corp.	1,831	51,689
West Corp.	3,892	83,950

		5,859,063

Construction & Engineering (2.9%)
Aegion Corp.*	3,195	61,696
Ameresco, Inc., Class A*	1,708	10,675
Argan, Inc.	148	4,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Comfort Systems USA, Inc.	196	$5,570
EMCOR Group, Inc.	5,461	262,346
Furmanite Corp.*	302,534	2,014,876
Granite Construction, Inc.	3,405	146,109
Great Lakes Dredge & Dock Corp.*	4,714	18,667
HC2 Holdings, Inc.*	1,163	6,152
MasTec, Inc.*	5,775	100,370
MYR Group, Inc.*	1,769	36,459
Northwest Pipe Co.*	789	8,829
Orion Marine Group, Inc.*	262,400	1,094,208
Primoris Services Corp.	1,050	23,132
Tutor Perini Corp.*	3,317	55,527

		3,849,411

Electrical Equipment (0.3%)
Encore Wire Corp.	383	14,206
EnerSys, Inc.	2,836	158,618
Franklin Electric Co., Inc.	295	7,974
FuelCell Energy, Inc.*	1,265	6,273
General Cable Corp.	349	4,687
LSI Industries, Inc.	1,971	24,027
Plug Power, Inc.*	5,813	12,265
Powell Industries, Inc.	767	19,965
PowerSecure International, Inc.*	1,569	23,613
Preformed Line Products Co.	222	9,346
Sunrun, Inc.*	1,299	15,289
Thermon Group Holdings, Inc.*	2,498	42,266
Vicor Corp.*	180	1,642

		340,171

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	2,914	45,458

Machinery (2.2%)
Accuride Corp.*	205	340
Actuant Corp., Class A	5,244	125,646
Alamo Group, Inc.	855	44,546
Albany International Corp., Class A	2,100	76,755
Altra Industrial Motion Corp.	444	11,136
American Railcar Industries, Inc.	592	27,398
Astec Industries, Inc.	1,644	66,911
Barnes Group, Inc.	4,779	169,129
Briggs & Stratton Corp.	3,857	66,726
Chart Industries, Inc.*	2,729	49,013
CIRCOR International, Inc.	1,496	63,056
CLARCOR, Inc.	244	12,122
Columbus McKinnon Corp.	1,802	34,058
Douglas Dynamics, Inc.	1,516	31,942
EnPro Industries, Inc.	829	36,343
ESCO Technologies, Inc.	2,264	81,821
ExOne Co.*	844	8,474
Federal Signal Corp.	5,372	85,146
FreightCar America, Inc.	516	10,026
Global Brass & Copper Holdings, Inc.	208	4,430
Gorman-Rupp Co.	1,313	35,097
Graham Corp.	857	14,415
Hurco Cos., Inc.	540	14,342
Hyster-Yale Materials Handling, Inc.	624	32,729

Kadant, Inc.	832	$33,788
L.B. Foster Co., Class A	892	12,185
Lindsay Corp.	151	10,932
Lydall, Inc.*	1,019	36,154
Meritor, Inc.*	3,924	32,765
Milacron Holdings Corp.*	802	10,033
Miller Industries, Inc.	875	19,058
Mueller Industries, Inc.	1,602	43,414
Navistar International Corp.*	145,184	1,283,427
Standex International Corp.	290	24,114
Tennant Co.	109	6,132
Titan International, Inc.	3,426	13,498
TriMas Corp.*	3,665	68,352
Twin Disc, Inc.	706	7,427
Watts Water Technologies, Inc., Class A	2,470	122,685
Woodward, Inc.	1,781	88,444

		2,914,009

Marine (1.8%)
Eagle Bulk Shipping, Inc.*	1,845	6,494
Golden Ocean Group Ltd.*	5,517	5,903
Kirby Corp.*	46,000	2,420,520
Matson, Inc.	295	12,576
Navios Maritime Holdings, Inc.	6,779	11,863
Safe Bulkers, Inc.	3,178	2,574
Scorpio Bulkers, Inc.*	2,341	23,157
Ultrapetrol Bahamas Ltd.*	1,971	207

		2,483,294

Professional Services (0.6%)
Acacia Research Corp.	4,880	20,935
CBIZ, Inc.*	4,534	44,705
CDI Corp.	1,223	8,268
CRA International, Inc.*	806	15,032
Exponent, Inc.	148	7,393
Franklin Covey Co.*	932	15,602
FTI Consulting, Inc.*	3,384	117,289
Heidrick & Struggles International, Inc.	1,552	42,245
Hill International, Inc.*	3,243	12,583
Huron Consulting Group, Inc.*	1,808	107,395
ICF International, Inc.*	1,748	62,159
Kelly Services, Inc., Class A	2,729	44,073
Korn/Ferry International	1,976	65,564
Mistras Group, Inc.*	644	12,294
Navigant Consulting, Inc.*	4,243	68,143
Pendrell Corp.*	13,658	6,844
Resources Connection, Inc.	2,815	45,997
RPX Corp.*	4,212	46,332
TriNet Group, Inc.*	273	5,283
Volt Information Sciences, Inc.*	322	2,621
VSE Corp.	369	22,944

		773,701

Road & Rail (3.7%)
ArcBest Corp.	1,595	34,117
Celadon Group, Inc.	721	7,131
Covenant Transportation Group, Inc., Class A*	63	1,190
Genesee & Wyoming, Inc., Class A*	43,000	2,308,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Marten Transport Ltd.	1,930	$34,161
Roadrunner Transportation Systems, Inc.*	1,429	13,475
Saia, Inc.*	110,000	2,447,500
Universal Truckload Services, Inc.	212	2,976
USA Truck, Inc.*	507	8,847
Werner Enterprises, Inc.	2,904	67,925
YRC Worldwide, Inc.*	2,367	33,564

		4,959,556

Trading Companies & Distributors (7.5%)
Aircastle Ltd.	5,466	114,185
Applied Industrial Technologies, Inc.	2,142	86,730
Beacon Roofing Supply, Inc.*	3,272	134,741
BMC Stock Holdings, Inc.*	125,000	2,093,750
CAI International, Inc.*	1,480	14,918
DXP Enterprises, Inc.*	87,736	2,000,381
Kaman Corp.	2,156	87,986
Lawson Products, Inc.*	142	3,316
MRC Global, Inc.*	9,078	117,106
Neff Corp., Class A*	680	5,209
Real Industry, Inc.*	709	5,693
Rush Enterprises, Inc., Class A*	113,078	2,475,278
TAL International Group, Inc.*	180,977	2,877,534
Textainer Group Holdings Ltd.	2,018	28,474
Titan Machinery, Inc.*	1,441	15,750
Univar, Inc.*	1,810	30,788
Veritiv Corp.*	701	25,390

		10,117,229

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	5,318	63,656

Total Industrials		36,971,057

Information Technology (5.7%)
Communications Equipment (0.7%)
ADTRAN, Inc.	4,358	75,045
Applied Optoelectronics, Inc.*	261	4,479
Bel Fuse, Inc., Class B	864	14,939
Black Box Corp.	1,300	12,389
Calix, Inc.*	4,079	32,102
Comtech Telecommunications Corp.	1,361	27,342
Digi International, Inc.*	2,084	23,716
Emcore Corp.*	1,642	10,065
Extreme Networks, Inc.*	8,301	33,868
Finisar Corp.*	9,132	132,779
Harmonic, Inc.*	6,224	25,332
InterDigital, Inc.	313	15,349
Ixia*	543	6,749
KVH Industries, Inc.*	309	2,911
NETGEAR, Inc.*	2,822	118,270
NetScout Systems, Inc.*	3,892	119,484
Novatel Wireless, Inc.*	304	508
Oclaro, Inc.*	8,796	30,610
Polycom, Inc.*	11,833	148,977
ShoreTel, Inc.*	4,527	40,064
Sonus Networks, Inc.*	4,528	32,285
Ubiquiti Networks, Inc.*	152	4,817
ViaSat, Inc.*	571	34,837

		946,917

Electronic Equipment, Instruments & Components (1.8%)
Agilysys, Inc.*	1,249	$12,477
Anixter International, Inc.*	2,506	151,337
AVX Corp.	3,974	48,244
Benchmark Electronics, Inc.*	4,528	93,594
Checkpoint Systems, Inc.	3,488	21,870
Coherent, Inc.*	1,911	124,425
Control4 Corp.*	1,767	12,846
CTS Corp.	2,908	51,297
Daktronics, Inc.	2,583	22,524
DTS, Inc.*	177	3,997
Electro Rent Corp.	1,366	12,567
ePlus, Inc.*	469	43,739
Fabrinet*	3,061	72,913
FARO Technologies, Inc.*	1,216	35,896
GSI Group, Inc.*	3,104	42,276
II-VI, Inc.*	4,519	83,873
Insight Enterprises, Inc.*	3,336	83,800
Itron, Inc.*	3,320	120,118
Kimball Electronics, Inc.*	2,433	26,739
Knowles Corp.*	7,697	102,601
Littelfuse, Inc.	258	27,609
Mercury Systems, Inc.*	2,996	55,007
Multi-Fineline Electronix, Inc.*	761	15,737
Newport Corp.*	2,407	38,199
OSI Systems, Inc.*	1,291	114,460
Park Electrochemical Corp.	1,718	25,873
PC Connection, Inc.	978	22,142
Plexus Corp.*	1,811	63,240
Rofin-Sinar Technologies, Inc.*	2,150	57,577
Rogers Corp.*	1,137	58,635
Sanmina Corp.*	6,872	141,426
ScanSource, Inc.*	2,381	76,716
SYNNEX Corp.	2,506	225,365
Tech Data Corp.*	3,208	212,947
TTM Technologies, Inc.*	5,347	34,809
Vishay Intertechnology, Inc.	11,907	143,479
Vishay Precision Group, Inc.*	1,072	12,135

		2,492,489

Internet Software & Services (0.3%)
Alarm.com Holdings, Inc.*	168	2,802
Amber Road, Inc.*	180	916
Appfolio, Inc., Class A*	120	1,752
Bankrate, Inc.*	5,866	78,018
Bazaarvoice, Inc.*	2,826	12,378
Blucora, Inc.*	3,712	36,378
Brightcove, Inc.*	122	757
Care.com, Inc.*	1,449	10,375
DHI Group, Inc.*	2,403	22,036
Everyday Health, Inc.*	147	885
Instructure, Inc.*	373	7,766
Intralinks Holdings, Inc.*	1,519	13,777
Limelight Networks, Inc.*	5,163	7,538
Liquidity Services, Inc.*	1,982	12,883
Marchex, Inc., Class B	2,799	10,888
Marin Software, Inc.*	2,100	7,518
MINDBODY, Inc., Class A*	125	1,891
Monster Worldwide, Inc.*	8,156	46,734
QuinStreet, Inc.*	2,966	12,724

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

RealNetworks, Inc.*	1,897	$8,062
Reis, Inc.	299	7,095
RetailMeNot, Inc.*	3,295	32,686
Rocket Fuel, Inc.*	2,262	7,894
SciQuest, Inc.*	1,011	13,113
TechTarget, Inc.*	1,158	9,299
United Online, Inc.*	1,237	14,584
Xactly Corp.*	253	2,158

		382,907

IT Services (0.7%)
6D Global Technologies, Inc.*†	753	1,643
Acxiom Corp.*	6,885	144,034
CACI International, Inc., Class A*	2,127	197,343
Cass Information Systems, Inc.	438	22,540
Ciber, Inc.*	6,792	23,840
Convergys Corp.	8,702	216,593
Datalink Corp.*	1,710	11,628
Everi Holdings, Inc.*	5,886	25,840
ExlService Holdings, Inc.*	232	10,424
ManTech International Corp., Class A	2,180	65,923
ModusLink Global Solutions, Inc.*	3,260	8,085
MoneyGram International, Inc.*	2,476	15,525
NeuStar, Inc., Class A*	359	8,605
Perficient, Inc.*	992	16,983
PFSweb, Inc.*	116	1,493
ServiceSource International, Inc.*	2,040	9,404
Sykes Enterprises, Inc.*	3,397	104,560
TeleTech Holdings, Inc.	664	18,532
Travelport Worldwide Ltd.	2,786	35,939
Unisys Corp.*	1,607	17,757

		956,691

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Energy Industries, Inc.*	1,630	46,015
Advanced Micro Devices, Inc.*	30,920	88,740
Alpha & Omega Semiconductor Ltd.*	1,584	14,557
Amkor Technology, Inc.*	8,734	53,103
Applied Micro Circuits Corp.*	5,378	34,258
Axcelis Technologies, Inc.*	9,474	24,538
Brooks Automation, Inc.	5,815	62,104
Cabot Microelectronics Corp.*	313	13,703
Cascade Microtech, Inc.*	243	3,949
CEVA, Inc.*	878	20,510
Cohu, Inc.	2,382	28,751
Diodes, Inc.*	3,228	74,179
DSP Group, Inc.*	1,856	17,521
Entegris, Inc.*	5,018	66,589
Exar Corp.*	2,803	17,182
Fairchild Semiconductor International, Inc.*	10,187	210,973
FormFactor, Inc.*	2,530	22,770
Intersil Corp., Class A	11,544	147,301
IXYS Corp.	2,258	28,519
Kopin Corp.*	5,494	14,944
Lattice Semiconductor Corp.*	7,849	50,783
MKS Instruments, Inc.	4,669	168,084

Nanometrics, Inc.*	2,167	$32,808
NeoPhotonics Corp.*	2,351	25,532
NVE Corp.	229	12,865
OmniVision Technologies, Inc.*	5,103	148,089
PDF Solutions, Inc.*	211	2,287
Photronics, Inc.*	5,745	71,525
PMC-Sierra, Inc.*	10,003	116,235
Power Integrations, Inc.	880	42,794
Rudolph Technologies, Inc.*	2,440	34,697
Semtech Corp.*	3,806	72,010
Sigma Designs, Inc.*	2,935	18,549
Silicon Laboratories, Inc.*	1,102	53,491
Tessera Technologies, Inc.	1,749	52,488
Ultra Clean Holdings, Inc.*	2,635	13,491
Ultratech, Inc.*	2,489	49,332
Veeco Instruments, Inc.*	3,508	72,124
Xcerra Corp.*	2,532	15,319

		2,042,709

Software (0.5%)
American Software, Inc., Class A	1,736	17,673
Bottomline Technologies de, Inc.*	549	16,322
Digimarc Corp.*	56	2,045
EnerNOC, Inc.*	2,277	8,767
Epiq Systems, Inc.	1,717	22,441
Glu Mobile, Inc.*	4,858	11,805
Mentor Graphics Corp.	8,786	161,838
Progress Software Corp.*	4,389	105,336
QAD, Inc., Class A	637	13,071
Rapid7, Inc.*	229	3,465
Rovi Corp.*	7,343	122,334
Sapiens International Corp. N.V.	462	4,712
SeaChange International, Inc.*	2,780	18,737
Silver Spring Networks, Inc.*	172	2,479
Take-Two Interactive Software, Inc.*	3,591	125,110
TeleCommunication Systems, Inc., Class A*	4,226	21,003
Telenav, Inc.*	2,335	13,286
Verint Systems, Inc.*	291	11,803

		682,227

Technology Hardware, Storage & Peripherals (0.2%)
Avid Technology, Inc.*	1,019	7,429
CPI Card Group, Inc.*	471	5,021
Imation Corp.*	2,742	3,757
Pure Storage, Inc., Class A*	961	14,963
QLogic Corp.*	7,506	91,573
Quantum Corp.*	17,994	16,734
Stratasys Ltd.*	4,409	103,523

		243,000

Total Information Technology		7,746,940

Materials (1.7%)
Chemicals (0.7%)
A. Schulman, Inc.	250	7,660
American Vanguard Corp.	2,160	30,262
Axiall Corp.	6,226	95,880
Calgon Carbon Corp.	2,571	44,350
Chase Corp.	54	2,199
Flotek Industries, Inc.*	4,590	52,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

FutureFuel Corp.	2,198	$29,673
Hawkins, Inc.	730	26,112
Innophos Holdings, Inc.	1,703	49,353
Innospec, Inc.	2,122	115,246
Intrepid Potash, Inc.*	4,709	13,892
Kraton Performance Polymers, Inc.*	2,727	45,295
Kronos Worldwide, Inc.	1,669	9,413
LSB Industries, Inc.*	1,054	7,642
Minerals Technologies, Inc.	181	8,301
Olin Corp.	8,034	138,667
OMNOVA Solutions, Inc.*	1,611	9,875
Quaker Chemical Corp.	321	24,800
Rayonier Advanced Materials, Inc.	3,698	36,203
Sensient Technologies Corp.	1,457	91,529
Stepan Co.	876	43,528
Tredegar Corp.	1,802	24,543
Tronox Ltd., Class A	5,313	20,774
Valhi, Inc.	656	879

		928,586

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	152	8,354

Containers & Packaging (0.2%)
Berry Plastics Group, Inc.*	4,204	152,101
Greif, Inc., Class A	2,663	82,047
Multi Packaging Solutions International Ltd.*	628	10,896

		245,044

Metals & Mining (0.6%)
AK Steel Holding Corp.*	16,091	36,044
Carpenter Technology Corp.	4,415	133,642
Century Aluminum Co.*	3,902	17,247
Cliffs Natural Resources, Inc.*	12,827	20,267
Coeur Mining, Inc.*	12,432	30,831
Commercial Metals Co.	10,128	138,652
Handy & Harman Ltd.*	184	3,774
Haynes International, Inc.	1,039	38,121
Hecla Mining Co.	32,043	60,561
Horsehead Holding Corp.*	4,737	9,711
Kaiser Aluminum Corp.	986	82,489
Materion Corp.	1,797	50,316
Olympic Steel, Inc.	584	6,763
Ryerson Holding Corp.*	847	3,955
Schnitzer Steel Industries, Inc., Class A	2,428	34,890
Stillwater Mining Co.*	7,079	60,667
SunCoke Energy, Inc.	1,532	5,316
TimkenSteel Corp.	3,725	31,216
Worthington Industries, Inc.	3,253	98,045

		862,507

Paper & Forest Products (0.2%)
Boise Cascade Co.*	551	14,067
Louisiana-Pacific Corp.*	970	17,470
Neenah Paper, Inc.	679	42,390
P.H. Glatfelter Co.	3,749	69,131
Schweitzer-Mauduit International, Inc.	2,218	93,134

Wausau Paper Corp.	234	$2,394

		238,586

Total Materials		2,283,077

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
8x8, Inc.*	5,054	57,868
Atlantic Tele-Network, Inc.	912	71,346
Cincinnati Bell, Inc.*	18,195	65,502
Consolidated Communications Holdings, Inc.	1,578	33,059
Globalstar, Inc.*	41,094	59,175
Hawaiian Telcom Holdco, Inc.*	1,069	26,575
IDT Corp., Class B	1,188	13,852
inContact, Inc.*	536	5,114
Inteliquent, Inc.	1,759	31,257
Intelsat S.A.*	1,717	7,143
Iridium Communications, Inc.*	7,319	61,553
Lumos Networks Corp.*	277	3,102
ORBCOMM, Inc.*	5,410	39,168
pdvWireless, Inc.*	363	9,983
Vonage Holdings Corp.*	14,656	84,126
Windstream Holdings, Inc.	464	2,988

		571,811

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	1,377	9,116
NTELOS Holdings Corp.*	1,473	13,463
Shenandoah Telecommunications Co.	274	11,796
Spok Holdings, Inc.	1,994	36,530

		70,905

Total Telecommunication Services		642,716

Utilities (4.0%)
Electric Utilities (1.3%)
ALLETE, Inc.	4,244	215,723
Cleco Corp.	5,257	274,468
El Paso Electric Co.	3,535	136,097
Empire District Electric Co.	3,803	106,750
Genie Energy Ltd., Class B*	754	8,407
IDACORP, Inc.	4,360	296,480
MGE Energy, Inc.	3,022	140,221
Otter Tail Corp.	3,245	86,414
PNM Resources, Inc.	6,938	212,095
Portland General Electric Co.	7,724	280,922
Spark Energy, Inc., Class A	43	891
Unitil Corp.	1,265	45,388

		1,803,856

Gas Utilities (1.4%)
Chesapeake Utilities Corp.	1,314	74,570
Laclede Group, Inc.	3,748	222,669
New Jersey Resources Corp.	7,416	244,431
Northwest Natural Gas Co.	2,379	120,401
ONE Gas, Inc.	4,547	228,123
Piedmont Natural Gas Co., Inc.	6,832	389,561
South Jersey Industries, Inc.	5,998	141,073
Southwest Gas Corp.	4,064	224,170
WGL Holdings, Inc.	4,300	270,857

		1,915,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.5%)
Abengoa Yield plc	4,245	$81,886
Atlantic Power Corp.	10,232	20,157
Dynegy, Inc.*	10,712	143,541
NRG Yield, Inc., Class A	3,158	43,928
NRG Yield, Inc., Class C	5,480	80,885
Ormat Technologies, Inc.	1,886	68,782
Pattern Energy Group, Inc.	4,799	100,347
Talen Energy Corp.*	7,231	45,049
TerraForm Global, Inc., Class A	2,996	16,748
Vivint Solar, Inc.*	656	6,271

		607,594

Multi-Utilities (0.5%)
Avista Corp.	5,424	191,847
Black Hills Corp.	4,483	208,146
NorthWestern Corp.	4,086	221,665

		621,658

Water Utilities (0.3%)
American States Water Co.	3,004	126,018
Artesian Resources Corp., Class A	658	18,227
California Water Service Group	4,221	98,223
Connecticut Water Service, Inc.	1,004	38,162
Consolidated Water Co., Ltd.	1,223	14,969
Middlesex Water Co.	1,446	38,377
SJW Corp.	1,407	41,717
York Water Co.	966	24,092

		399,785

Total Utilities		5,348,748

Total Common Stocks (99.0%) (Cost $141,956,451)		133,246,573

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	2,344	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	3,801	$7,184

Total Telecommunication Services		7,184

Total Rights (0.0%) (Cost $—)		7,184

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	725	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	549,208	549,208

Total Short-Term Investment (0.4%) (Cost $549,208)		549,208

Total Investments (99.4%) (Cost $142,505,659)		133,802,965
Other Assets Less Liabilities (0.6%)		764,357

Net Assets (100%)		$134,567,322

*	Non-income producing.
†	Securities (totaling $8,827 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
PennyMac Mortgage Investment Trust	$88,789	$—	$—	$64,245	$9,094	$—
PennyMac Financial Services, Inc., Class A	8,096	—	—	7,188	—	—

	$96,885	$—	$—	$71,433	$9,094	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	10	March-16	$1,141,758	$1,131,500	$(10,258)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$19,713,620	$47,244	$–		$19,760,864
Consumer Staples	5,798,792	—	—		5,798,792
Energy	12,832,355	—	—		12,832,355
Financials	38,511,035	—	—		38,511,035
Health Care	3,350,989	—	—		3,350,989
Industrials	36,971,057	—	—		36,971,057
Information Technology	7,745,297	—	1,643		7,746,940
Materials	2,283,077	—	—		2,283,077
Telecommunication Services	642,716	—	—		642,716
Utilities	5,348,748	—	—		5,348,748
Rights
Information Technology	—	—	—	(c)	—	(c)
Telecommunication Services	—	—	7,184		7,184
Short-Term Investments	549,208	—	—		549,208
Warrants
Energy	—	—	—	(c)	—	(c)

Total Assets	$133,746,894	$47,244	$8,827		$133,802,965

Liabilities:
Futures	$(10,258)	$—	$—		$(10,258)

Total Liabilities	$(10,258)	$—	$—		$(10,258)

Total	$133,736,636	$47,244	$8,827		$133,792,707

(a)	A security with a market value of $47,244 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $7,184 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(10,258	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(6,387)	$(6,387)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(114,239)	$(114,239)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $2,512,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 21%)*	$44,847,768
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 22%)*	$37,655,577

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,084,538
Aggregate gross unrealized depreciation	(31,831,867)

Net unrealized depreciation	$(8,747,329)

Federal income tax cost of investments	$142,550,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $99,073)	$71,433
Unaffiliated Issuers (Cost $142,406,586)	133,731,532
Cash	579,452
Cash held as collateral at broker	54,200
Dividends, interest and other receivables	261,702
Receivable for securities sold	15,041
Other assets	493

Total assets	134,713,853

LIABILITIES
Investment management fees payable	81,102
Administrative fees payable	14,503
Due to broker for futures variation margin	11,498
Trustees’ fees payable	132
Distribution fees payable – Class IB	44
Accrued expenses	39,252

Total liabilities	146,531

NET ASSETS	$134,567,322

Net assets were comprised of:
Paid in capital	$145,164,974
Accumulated undistributed net investment income (loss)	181,389
Accumulated undistributed net realized gain (loss) on investments and futures	(2,066,089)
Net unrealized appreciation (depreciation) on investments and futures	(8,712,952)

Net assets	$134,567,322

Class IB
Net asset value, offering and redemption price per share, $203,707 / 28,451 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.16

Class K
Net asset value, offering and redemption price per share, $134,363,615 / 18,782,504 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($9,094 of dividend income received from affiliates) (net of $6,731 foreign withholding tax)	$1,832,476
Interest	1,648

Total income	1,834,124

EXPENSES
Investment management fees	1,202,652
Administrative fees	185,817
Professional fees	55,400
Custodian fees	29,700
Offering costs	6,804
Printing and mailing expenses	6,248
Trustees’ fees	3,129
Distribution fees – Class IB	282
Miscellaneous	6,523

Gross expenses	1,496,555
Less: Waiver from investment manager	(17,337)

Net expenses	1,479,218

NET INVESTMENT INCOME (LOSS)	354,906

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	645,196
Futures	(6,387)

Net realized gain (loss)	638,809

Change in unrealized appreciation (depreciation) on:
Investments ($(25,452) of change in unrealized appreciation (depreciation) from affiliates)	(30,632,386)
Futures	(114,239)

Net change in unrealized appreciation (depreciation)	(30,746,625)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,107,816)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,752,910)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$354,906	$152,568
Net realized gain (loss) on investments and futures	638,809	4,066,402
Net change in unrealized appreciation (depreciation) on investments and futures	(30,746,625)	(18,087,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,752,910)	(13,868,112)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(161)	—
Class K	(443,720)	(238,033)

	(443,881)	(238,033)

Distributions from net realized capital gains
Class IB	(3,565)	(569)
Class K	(2,424,508)	(3,951,007)

	(2,428,073)	(3,951,576)

Return of capital
Class IB	(111)	—
Class K	(73,554)	—

	(73,665)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,945,619)	(4,189,609)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 28,166 and 2,500 shares, respectively ]	238,177	25,000
Capital shares issued in reinvestment of distributions [ 541 and 65 shares, respectively ]	3,837	569
Capital shares repurchased [ (2,821) and 0 shares, respectively ]	(25,136)	—

Total Class IB transactions	216,878	25,569

Class K
Capital shares sold [ 3,165,814 and 2,361,290 shares, respectively ]	25,125,964	23,638,010
Capital shares sold in-kind (Note 10) [ 0 and 15,767,592 shares, respectively ]	—	157,675,921
Capital shares issued in reinvestment of dividends and distributions [ 414,607 and 476,807 shares, respectively ]	2,941,782	4,189,040
Capital shares repurchased [ (2,629,873) and (773,733) shares, respectively ]	(20,946,491)	(7,543,101)

Total Class K transactions	7,121,255	177,959,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,338,133	177,985,439

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,360,396)	159,927,718
NET ASSETS:
Beginning of period	159,927,718	—

End of period (a)	$134,567,322	$159,927,718

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$181,389	$165,213

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.84		$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01		—	#	(0.01)
Net realized and unrealized gain (loss) on investments and futures	(1.55)		0.06		(0.79)

Total from investment operations	(1.54)		0.06		(0.80)

Less distributions:
Dividends from net investment income	(0.01)		—		—
Distributions from net realized gains	(0.13)		—		(0.23)
Return of capital	—	#	—		—

Total dividends and distributions	(0.14)		—		(0.23)

Net asset value, end of period	$7.16		$9.03		$8.97

Total return (b)	(17.39)%		0.67%		(7.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$204		$—		$23
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.22%		1.25%		1.25%
Before waivers and reimbursements (a)(f)	1.26%		1.25%		5.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.21	%(l)	(0.12	)%(l)	(0.13	)%(l)
Before waivers and reimbursements (a)(f)	0.17	%(l)	(0.12	)%(l)	(4.84	)%(l)
Portfolio turnover rate (z)^	26%		26%		18%

Class K	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.97	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.01
Net realized and unrealized gain (loss) on investments and futures	(1.69)	(0.80)

Total from investment operations	(1.67)	(0.79)

Less distributions:
Dividends from net investment income	(0.02)	(0.01)
Distributions from net realized gains	(0.13)	(0.23)
Return of capital	— #	—

Total dividends and distributions	(0.15)	(0.24)

Net asset value, end of period	$7.15	$8.97

Total return (b)	(18.49)%	(7.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$134,364	$159,905
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.98%	1.00%
Before waivers and reimbursements (a)(f)	1.00%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.24%	0.14	%(l)
Before waivers and reimbursements (a)(f)	0.22%	0.11	%(l)
Portfolio turnover rate (z)^	26%	18%
*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(2.68)%	6.50%	2.61%
Portfolio – Class IB Shares*	(2.68)	6.45	2.46
Portfolio – Class K Shares**	(2.35)	N/A	10.09
MSCI AC World (Net) Index	(0.87)	7.59	4.37
Volatility Managed Global – Global Blend	1.21	7.71	6.30
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(1.59)	3.49	1.57
Volatility Managed Index – Global Proxy Blend	1.08	7.86	6.42
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.68)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the MSCI AC World (Net) Index, the Volatility Managed Index — Global Blend, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 and the Volatility Managed Index — Global Proxy Blend, returned (0.87)%, 1.21%,(1.59)% and 1.08%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and underweighted exposure to metals and mining, combined with stock selection and an overweighted allocation in the construction materials industry, resulted in significant outperformance from the Portfolio’s Materials sector positions. In particular, Irish building materials firm CRH rose based on restructuring progress and improving end-market demand.

•

An overweighted position and stock selection in Health Care also contributed to relative performance, led by Israeli generic drugmaker Teva Pharmaceutical Industries and U.S.-based specialty pharmaceuticals firm Allergan. The main catalyst for the outperformance of both stocks was a third-quarter deal in which Teva agreed to buy Allergan’s generics business to create one of the world’s largest pharmaceutical companies.

What hurt performance during the year:

•

Stock selection in the Consumer Discretionary sector notably detracted, pressured by U.S. fashion retailer Michael Kors Holdings and department store Macy’s. Shares of the former fell after posting a sales decline in its primary North American market and issuing a disappointing forecast. Macy’s declined from record highs in the latter half of the year as a number of issues including consumer preference, unseasonable weather and currency headwinds resulted in weaker-than-expected sales.

•

Stock selection and the Portfolio’s underweighting in Information Technology (IT) also pressured the Portfolio’s returns. U.S. acoustic components manufacturer Knowles declined following a manufacturing blunder that led the firm to briefly lose out on microphone sales to Apple, its largest customer.

•

Stock selection in Financials, Telecommunication Services and Industrials, and an underweighting in Consumer Staples, also detracted during the year to lesser degrees. Japanese industrial and electronics conglomerate Toshiba was a major Portfolio laggard, declining after an accounting scandal led to the resignation of several senior executives and the contemplation of a major operations overhaul.

•	The Portfolio’s overweighted allocation to the weak Energy sector detracted from relative results.

•

From a regional standpoint, although the Portfolio’s overweighted Asian allocation contributed to relative results, stock selection led to overall underperformance. Detractors within Asia included the Portfolio’s stock selection and underweighted exposure to a strong Japanese market as well as an off-benchmark allocation to the out-of-favor South Korean market. Stock selection and an underweighting in the solid U.S. market also hurt relative results.

•

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our Portfolios for a considerable stretch. But, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our Portfolio accordingly.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	20.5%
Health Care	14.2
Consumer Discretionary	11.6
Information Technology	10.7
Industrials	8.4
Energy	8.4
Consumer Staples	7.0
Materials	4.3
Telecommunication Services	3.8
Investment Company	2.6
Utilities	1.4
Cash and Other	7.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,059.53	$5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70
Class IB
Actual	1,000.00	1,059.53	5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70
Class K
Actual	1,000.00	1,057.94	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.12%, 1.12% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.6%)
Auto Components (1.2%)
Aisin Seiki Co., Ltd.	2,600	$111,789
BorgWarner, Inc.	2,119	91,604
Bridgestone Corp.	8,300	284,208
Cie Generale des Etablissements Michelin	43,590	4,138,774
Continental AG	1,425	345,870
Delphi Automotive plc	2,601	222,984
Denso Corp.	6,200	295,612
GKN plc	22,148	100,550
Goodyear Tire & Rubber Co.	2,522	82,394
Hyundai Mobis Co., Ltd.*	12,808	2,673,037
Johnson Controls, Inc.	6,122	241,758
Koito Manufacturing Co., Ltd.	1,400	57,266
NGK Spark Plug Co., Ltd.	2,400	63,222
NHK Spring Co., Ltd.	2,200	22,036
NOK Corp.	1,300	30,385
Nokian Renkaat Oyj	1,603	56,939
Stanley Electric Co., Ltd.	1,900	41,850
Sumitomo Electric Industries Ltd.	10,200	143,722
Sumitomo Rubber Industries Ltd.	2,300	29,899
Toyoda Gosei Co., Ltd.	600	13,626
Toyota Industries Corp.	2,200	117,572
Valeo S.A.	995	153,613
Yokohama Rubber Co., Ltd.	1,500	22,983

		9,341,693

Automobiles (2.8%)
Bayerische Motoren Werke (BMW) AG	4,307	453,607
Bayerische Motoren Werke (BMW) AG (Preference) (q)	691	57,881
Daihatsu Motor Co., Ltd.	2,300	30,982
Daimler AG (Registered)	12,566	1,048,887
Fiat Chrysler Automobiles N.V.*	12,155	167,370
Ford Motor Co.	36,840	519,076
Fuji Heavy Industries Ltd.	7,500	308,313
General Motors Co.	98,845	3,361,718
Harley-Davidson, Inc.	1,796	81,520
Honda Motor Co., Ltd.	21,100	676,077
Isuzu Motors Ltd.	8,100	87,167
Mazda Motor Corp.	7,420	152,643
Mitsubishi Motors Corp.	8,500	71,864
Nissan Motor Co., Ltd.	722,420	7,565,800
Peugeot S.A.*	6,033	105,782
Porsche Automobil Holding SE (Preference) (q)	2,082	112,820
Renault S.A.	2,479	248,508
Suzuki Motor Corp.	5,000	151,792
Toyota Motor Corp.	106,530	6,538,816
Volkswagen AG	486	74,878
Volkswagen AG (Preference) (q)	2,369	343,196
Yamaha Motor Co., Ltd.	3,600	80,672

		22,239,369

Distributors (0.0%)
Genuine Parts Co.	1,419	121,878
Jardine Cycle & Carriage Ltd.	1,555	37,942

		159,820

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	1,000	$28,794
H&R Block, Inc.	2,191	72,982

		101,776

Hotels, Restaurants & Leisure (0.6%)
Accor S.A.	2,934	126,558
Aristocrat Leisure Ltd.	7,322	54,112
Carnival Corp.	4,333	236,062
Carnival plc	2,543	144,385
Chipotle Mexican Grill, Inc.*	292	140,116
Compass Group plc	21,049	364,312
Crown Resorts Ltd.	4,862	43,923
Darden Restaurants, Inc.	1,063	67,649
Flight Centre Travel Group Ltd.	747	21,527
Galaxy Entertainment Group Ltd.	32,000	99,774
Genting Singapore plc	85,442	46,052
InterContinental Hotels Group plc	3,274	127,043
Marriott International, Inc., Class A	1,791	120,069
McDonald’s Corp.	8,648	1,021,675
McDonald’s Holdings Co. Japan Ltd.	573	12,466
Melco Crown Entertainment Ltd. (ADR)	996	16,733
Merlin Entertainments plc§	9,439	63,255
MGM China Holdings Ltd.	14,000	17,366
Oriental Land Co., Ltd.	2,500	150,516
Royal Caribbean Cruises Ltd.	1,606	162,543
Sands China Ltd.	31,596	106,865
Shangri-La Asia Ltd.	11,000	10,753
SJM Holdings Ltd.	29,000	20,611
Sodexo S.A.	1,133	110,217
Starbucks Corp.	13,977	839,039
Starwood Hotels & Resorts Worldwide, Inc.	1,595	110,502
Tabcorp Holdings Ltd.	11,347	38,695
Tatts Group Ltd.	18,701	59,394
TUI AG	6,302	111,806
Whitbread plc	2,478	160,139
William Hill plc	11,917	69,542
Wyndham Worldwide Corp.	1,106	80,351
Wynn Macau Ltd.	22,800	26,427
Wynn Resorts Ltd.	774	53,553
Yum! Brands, Inc.	4,036	294,830

		5,128,860

Household Durables (0.6%)
Barratt Developments plc	13,551	124,178
Casio Computer Co., Ltd.	2,800	65,361
D.R. Horton, Inc.	3,056	97,884
Electrolux AB	3,289	78,945
Garmin Ltd.	1,108	41,184
Haier Electronics Group Co., Ltd.	1,218,200	2,452,982
Harman International Industries, Inc.	664	62,555
Husqvarna AB, Class B	5,644	37,238
Iida Group Holdings Co., Ltd.	1,800	33,341
Leggett & Platt, Inc.	1,281	53,828
Lennar Corp., Class A	1,731	84,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Mohawk Industries, Inc.*	595	$112,687
Newell Rubbermaid, Inc.	2,507	110,509
Nikon Corp.	4,600	61,451
Panasonic Corp.	27,500	279,095
Persimmon plc*	4,181	124,861
PulteGroup, Inc.	2,994	53,353
Rinnai Corp.	500	44,266
Sekisui Chemical Co., Ltd.	6,000	78,264
Sekisui House Ltd.	8,100	136,114
Sony Corp.	16,700	409,123
Taylor Wimpey plc	44,793	133,760
Techtronic Industries Co., Ltd.	19,000	77,183
Whirlpool Corp.	734	107,803

		4,860,628

Internet & Catalog Retail (0.5%)
Amazon.com, Inc.*	3,617	2,444,694
Expedia, Inc.	1,096	136,233
Netflix, Inc.*	4,031	461,066
Priceline Group, Inc.*	469	597,952
Rakuten, Inc.	12,700	146,357
TripAdvisor, Inc.*	1,065	90,791
Zalando SE*§	1,000	39,504

		3,916,597

Leisure Products (0.0%)
Bandai Namco Holdings, Inc.	2,400	50,429
Hasbro, Inc.	1,069	72,008
Mattel, Inc.	3,163	85,939
Sankyo Co., Ltd.	600	22,379
Sega Sammy Holdings, Inc.	2,500	23,346
Shimano, Inc.	1,000	153,162
Yamaha Corp.	2,300	55,571

		462,834

Media (2.9%)
Altice N.V., Class A*	4,727	67,595
Altice N.V., Class B*	1,203	17,405
Axel Springer SE	572	31,809
Cablevision Systems Corp. – New York Group, Class A	2,096	66,862
CBS Corp. (Non-Voting), Class B	4,052	190,971
Comcast Corp., Class A	125,107	7,059,788
Dentsu, Inc.	2,961	162,077
Discovery Communications, Inc., Class A*	1,419	37,859
Discovery Communications, Inc., Class C*	2,414	60,881
Eutelsat Communications S.A.	2,257	67,402
Hakuhodo DY Holdings, Inc.	3,200	34,581
Interpublic Group of Cos., Inc.	3,842	89,442
ITV plc	48,559	197,863
J.C. Decaux S.A.	1,025	39,235
Kabel Deutschland Holding AG	264	32,626
Lagardere S.C.A.	1,629	48,468
News Corp., Class A	129,482	1,729,880
News Corp., Class B	1,034	14,435
Numericable- SFR	1,353	49,125
Omnicom Group, Inc.	2,274	172,051
Pearson plc	11,228	121,342
ProSiebenSat.1 Media SE	2,721	137,639
Publicis Groupe S.A.	2,612	173,239

REA Group Ltd.	712	$28,313
RELX N.V.	13,002	218,640
RELX plc	14,305	250,802
RTL Group S.A.	502	41,929
Schibsted ASA*	925	29,363
Schibsted ASA, Class A	985	32,330
Scripps Networks Interactive, Inc., Class A	882	48,695
SES S.A. (FDR)	4,449	123,324
Singapore Press Holdings Ltd.	16,900	46,853
Sky plc	193,382	3,163,912
TEGNA, Inc.	2,105	53,720
Telenet Group Holding N.V.*	728	39,234
Time Warner Cable, Inc.	2,677	496,824
Time Warner, Inc.	7,529	486,900
Toho Co., Ltd.	1,600	44,332
Twenty-First Century Fox, Inc., Class A	113,228	3,075,273
Twenty-First Century Fox, Inc., Class B	4,036	109,900
Viacom, Inc., Class B	3,253	133,893
Walt Disney Co.	32,511	3,416,256
Wolters Kluwer N.V.	3,730	124,976
WPP plc	16,593	381,933

		22,949,977

Multiline Retail (0.4%)
Dollar General Corp.	2,758	198,217
Dollar Tree, Inc.*	2,197	169,652
Don Quijote Holdings Co., Ltd.	1,600	56,212
Harvey Norman Holdings Ltd.	8,114	24,521
Isetan Mitsukoshi Holdings Ltd.	4,900	63,754
J. Front Retailing Co., Ltd.	3,300	47,811
Kohl’s Corp.	1,743	83,019
Macy’s, Inc.	45,273	1,583,650
Marks & Spencer Group plc	22,440	149,121
Marui Group Co., Ltd.	3,300	53,617
Next plc	1,948	208,824
Nordstrom, Inc.	1,304	64,952
Ryohin Keikaku Co., Ltd.	300	60,819
Takashimaya Co., Ltd.	4,000	35,994
Target Corp.	5,798	420,993

		3,221,156

Specialty Retail (1.9%)
ABC-Mart, Inc.	400	21,942
Advance Auto Parts, Inc.	686	103,250
AutoNation, Inc.*	668	39,853
AutoZone, Inc.*	289	214,412
Bed Bath & Beyond, Inc.*	1,588	76,621
Best Buy Co., Inc.	66,564	2,026,874
CarMax, Inc.*	1,861	100,438
Dixons Carphone plc	13,226	97,202
Dufry AG (Registered)*	554	65,709
Fast Retailing Co., Ltd.	700	245,128
Foot Locker, Inc.	47,090	3,065,088
GameStop Corp., Class A	985	27,619
Gap, Inc.	2,215	54,710
Hennes & Mauritz AB, Class B	12,267	436,820
Hikari Tsushin, Inc.	200	13,577
Home Depot, Inc.	11,932	1,578,007
Industria de Diseno Textil S.A.	14,164	486,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Kingfisher plc	803,179	$3,889,101
L Brands, Inc.	2,405	230,447
Lowe’s Cos., Inc.	8,592	653,336
Nitori Holdings Co., Ltd.	1,000	84,048
O’Reilly Automotive, Inc.*	931	235,934
Ross Stores, Inc.	3,779	203,348
Sanrio Co., Ltd.	700	16,389
Shimamura Co., Ltd.	300	35,064
Signet Jewelers Ltd.	745	92,149
Sports Direct International plc*	3,509	29,752
Staples, Inc.	6,118	57,937
Tiffany & Co.	1,050	80,104
TJX Cos., Inc.	6,312	447,584
Tractor Supply Co.	1,272	108,756
Urban Outfitters, Inc.*	842	19,155
USS Co., Ltd.	2,900	43,632
Yamada Denki Co., Ltd.	9,300	40,219

		14,920,261

Textiles, Apparel & Luxury Goods (0.7%)
adidas AG	2,646	257,832
Asics Corp.	2,200	45,533
Burberry Group plc	6,008	105,674
Christian Dior SE	732	124,344
Cie Financiere Richemont S.A. (Registered)	6,676	479,560
Coach, Inc.	2,578	84,378
Fossil Group, Inc.*	379	13,856
Hanesbrands, Inc.	3,594	105,771
Hermes International	355	119,692
Hugo Boss AG	884	73,617
Kering	1,022	174,204
Li & Fung Ltd.	82,000	55,335
Luxottica Group S.p.A.	2,311	150,653
LVMH Moet Hennessy Louis Vuitton SE	3,583	560,118
Michael Kors Holdings Ltd. (Dusseldorf Stock Exchange)*	48,331	1,936,140
Michael Kors Holdings Ltd. (New York Stock Exchange)*	205	8,212
NIKE, Inc., Class B	12,690	793,125
Pandora A/S	1,474	185,996
PVH Corp.	766	56,416
Ralph Lauren Corp.	560	62,429
Swatch Group AG	370	129,121
Swatch Group AG (Registered)	626	42,288
Under Armour, Inc., Class A*	1,685	135,828
VF Corp.	3,188	198,453
Yue Yuen Industrial Holdings Ltd.	11,000	37,370

		5,935,945

Total Consumer Discretionary		93,238,916

Consumer Staples (7.0%)
Beverages (1.6%)
Anheuser-Busch InBev S.A./N.V.	10,407	1,285,525
Asahi Group Holdings Ltd.	5,300	165,689
Brown-Forman Corp., Class B	944	93,720
Carlsberg A/S, Class B	1,486	131,385
Coca-Cola Amatil Ltd.	7,532	50,764
Coca-Cola Co.	36,831	1,582,260

Coca-Cola Enterprises, Inc.	1,973	$97,150
Coca-Cola HBC AG*	2,709	57,759
Constellation Brands, Inc., Class A	1,647	234,599
Diageo plc	32,908	897,417
Dr. Pepper Snapple Group, Inc.	1,787	166,548
Heineken Holding N.V.	1,320	101,192
Heineken N.V.	2,979	254,253
Kirin Holdings Co., Ltd.	11,200	151,552
Molson Coors Brewing Co., Class B	1,480	139,002
Monster Beverage Corp.*	1,390	207,054
PepsiCo, Inc.	13,699	1,368,804
Pernod-Ricard S.A.	2,732	310,604
Remy Cointreau S.A.	287	20,551
SABMiller plc	12,653	757,910
Suntory Beverage & Food Ltd.	109,300	4,792,258
Treasury Wine Estates Ltd.	10,767	64,636

		12,930,632

Food & Staples Retailing (2.7%)
Aeon Co., Ltd.	7,900	121,477
Carrefour S.A.	7,022	202,208
Casino Guichard Perrachon S.A.	747	34,314
Colruyt S.A.	1,083	55,625
Costco Wholesale Corp.	4,114	664,411
CVS Health Corp.	62,510	6,111,603
Delhaize Group S.A.	1,427	139,001
Distribuidora Internacional de Alimentacion S.A.*	8,974	52,723
FamilyMart Co., Ltd.	800	37,172
ICA Gruppen AB	1,037	37,551
J Sainsbury plc	18,160	69,200
Jeronimo Martins SGPS S.A.	3,886	50,490
Koninklijke Ahold N.V.	10,802	228,064
Kroger Co.	9,213	385,380
Lawson, Inc.	800	64,878
Metro AG	86,059	2,746,764
Seven & i Holdings Co., Ltd.	9,600	437,716
Sysco Corp.	4,914	201,474
Tesco plc*	993,211	2,185,972
Walgreens Boots Alliance, Inc.	69,131	5,886,850
Wal-Mart Stores, Inc.	14,771	905,462
Wesfarmers Ltd.	14,550	437,762
Whole Foods Market, Inc.	3,196	107,066
Wm Morrison Supermarkets plc	30,225	65,593
Woolworths Ltd.	16,312	288,669

		21,517,425

Food Products (1.0%)
Ajinomoto Co., Inc.	7,000	165,678
Archer-Daniels-Midland Co.	5,554	203,721
Aryzta AG*	1,195	60,462
Associated British Foods plc	4,520	222,489
Barry Callebaut AG (Registered)*	29	31,628
Calbee, Inc.	1,000	41,968
Campbell Soup Co.	1,698	89,230
Chocoladefabriken Lindt & Spruengli AG	11	68,523
Chocoladefabriken Lindt & Sprungli AG (Registered)	2	148,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

ConAgra Foods, Inc.	4,041	$170,369
Danone S.A.	7,680	518,303
General Mills, Inc.	5,604	323,127
Golden Agri-Resources Ltd.	75,544	17,997
Hershey Co.	1,368	122,121
Hormel Foods Corp.	1,262	99,799
J.M. Smucker Co.	1,121	138,264
Kellogg Co.	2,383	172,219
Kerry Group plc, Class A	2,075	171,716
Keurig Green Mountain, Inc.	1,060	95,379
Kikkoman Corp.	2,000	69,221
Kraft Heinz Co.	5,634	409,930
McCormick & Co., Inc. (Non-Voting)	1,086	92,918
Mead Johnson Nutrition Co.	1,832	144,636
MEIJI Holdings Co., Ltd.	1,538	126,818
Mondelez International, Inc., Class A	14,955	670,582
Nestle S.A. (Registered)	41,799	3,098,295
NH Foods Ltd.	2,000	39,225
Nisshin Seifun Group, Inc.	2,815	45,961
Nissin Foods Holdings Co., Ltd.	900	47,690
Orkla ASA	10,984	86,685
Tate & Lyle plc	6,224	54,850
Toyo Suisan Kaisha Ltd.	1,100	38,289
Tyson Foods, Inc., Class A	2,755	146,924
WH Group Ltd.*§	83,500	46,281
Wilmar International Ltd.	26,100	53,763
Yakult Honsha Co., Ltd.	1,200	58,694
Yamazaki Baking Co., Ltd.	1,000	22,449

		8,115,061

Household Products (0.6%)
Church & Dwight Co., Inc.	1,234	104,742
Clorox Co.	1,205	152,830
Colgate-Palmolive Co.	8,425	561,274
Henkel AG & Co. KGaA	1,289	123,695
Henkel AG & Co. KGaA (Preference) (q)	2,340	260,845
Kimberly-Clark Corp.	3,410	434,093
Procter & Gamble Co.	25,603	2,033,134
Reckitt Benckiser Group plc	8,378	771,186
Svenska Cellulosa AB S.C.A., Class B	7,440	216,064
Unicharm Corp.	5,100	103,976

		4,761,839

Personal Products (0.4%)
Beiersdorf AG	1,363	123,992
Estee Lauder Cos., Inc., Class A	2,114	186,159
Kao Corp.	6,400	328,425
Kose Corp.	500	46,029
L’Oreal S.A.	3,287	553,007
Shiseido Co., Ltd.	5,000	103,466
Unilever N.V. (CVA)	21,443	929,031
Unilever plc	16,779	718,439

		2,988,548

Tobacco (0.7%)
Altria Group, Inc.	18,463	1,074,731
British American Tobacco plc	24,466	1,358,818
Imperial Tobacco Group plc	12,489	656,866

Japan Tobacco, Inc.	14,200	$521,383
Philip Morris International, Inc.	14,580	1,281,728
Reynolds American, Inc.	7,871	363,247
Swedish Match AB	2,652	93,827

		5,350,600

Total Consumer Staples		55,664,105

Energy (8.4%)
Energy Equipment & Services (2.7%)
Amec Foster Wheeler plc	5,034	31,787
Baker Hughes, Inc.	94,140	4,344,561
Cameron International Corp.*	1,793	113,318
Diamond Offshore Drilling, Inc.	642	13,546
Ensco plc, Class A	2,238	34,443
FMC Technologies, Inc.*	2,148	62,313
Halliburton Co.	133,558	4,546,314
Helmerich & Payne, Inc.	1,029	55,103
National Oilwell Varco, Inc.	3,447	115,440
Noble Corp. plc	252,170	2,660,394
Petrofac Ltd.	281,781	3,301,504
Saipem S.p.A.*	4,250	34,164
SBM Offshore N.V.*	214,464	2,726,555
Schlumberger Ltd.	11,916	831,141
Technip S.A.	42,351	2,091,972
Tenaris S.A.	5,386	64,119
Transocean Ltd. (BATS Europe Exchange)	3,253	40,272
Transocean Ltd. (SIX Swiss Exchange)	4,872	60,583

		21,127,529

Oil, Gas & Consumable Fuels (5.7%)
Anadarko Petroleum Corp.	4,755	230,998
Apache Corp.	3,538	157,335
BG Group plc	244,324	3,543,018
BP plc	1,239,030	6,456,517
Cabot Oil & Gas Corp.	3,846	68,036
Caltex Australia Ltd.	3,669	99,898
Chesapeake Energy Corp.	141,452	636,534
Chevron Corp.	56,973	5,125,291
Cimarex Energy Co.	894	79,906
Columbia Pipeline Group, Inc.	3,662	73,240
ConocoPhillips Co.	11,646	543,752
CONSOL Energy, Inc.	2,200	17,380
Delek Group Ltd.	73	14,617
Devon Energy Corp.	3,616	115,712
Eni S.p.A.	205,802	3,048,783
EOG Resources, Inc.	5,206	368,533
EQT Corp.	1,419	73,973
Exxon Mobil Corp.	39,200	3,055,640
Galp Energia SGPS S.A.	218,993	2,538,544
Hess Corp.	2,257	109,419
Idemitsu Kosan Co., Ltd.	800	12,728
INPEX Corp.	12,800	126,318
JX Holdings, Inc.	30,094	125,853
Kinder Morgan, Inc.	17,231	257,087
Koninklijke Vopak N.V.	944	40,596
Lundin Petroleum AB*	2,289	32,811
Marathon Oil Corp.	6,339	79,808
Marathon Petroleum Corp.	5,019	260,185
Murphy Oil Corp.	1,520	34,124

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Neste Oyj	1,763	$52,568
Newfield Exploration Co.*	1,526	49,687
Noble Energy, Inc.	3,979	131,028
Occidental Petroleum Corp.	7,225	488,482
Oil Search Ltd.	16,591	81,227
OMV AG	1,931	54,208
ONEOK, Inc.	1,991	49,098
Origin Energy Ltd.	23,609	79,529
Phillips 66	4,482	366,628
Pioneer Natural Resources Co.	1,398	175,281
Range Resources Corp.	1,584	38,982
Repsol S.A.	12,787	139,212
Royal Dutch Shell plc, Class A	51,202	1,150,330
Royal Dutch Shell plc, Class B	202,723	4,629,033
Santos Ltd.	21,101	55,847
Showa Shell Sekiyu KK	2,500	20,321
Southwestern Energy Co.*	3,673	26,115
Spectra Energy Corp.	6,284	150,439
Statoil ASA	111,381	1,557,808
Suncor Energy, Inc.	106,768	2,756,199
Tesoro Corp.	1,103	116,223
TonenGeneral Sekiyu KK	4,000	33,614
Total S.A.	124,559	5,547,341
Valero Energy Corp.	4,532	320,458
Williams Cos., Inc.	6,386	164,120
Woodside Petroleum Ltd.	10,025	210,257

		45,770,671

Total Energy		66,898,200

Financials (20.5%)
Banks (10.7%)
Aozora Bank Ltd.	16,000	55,795
Australia & New Zealand Banking Group Ltd.	37,235	751,439
Banca Monte dei Paschi di Siena S.p.A.*	33,768	44,598
Banco Bilbao Vizcaya Argentaria S.A.	83,150	606,379
Banco Comercial Portugues S.A., Class R*	571,810	30,108
Banco de Sabadell S.A.	70,524	124,911
Banco Popolare SC*	3,191	43,757
Banco Popular Espanol S.A.	24,358	80,210
Banco Santander S.A.	188,729	926,571
Bangkok Bank PCL (Registered)	74,000	315,327
Bangkok Bank PCL (NVDR)	411,700	1,731,617
Bank Hapoalim B.M.	14,599	75,399
Bank Leumi Le-Israel B.M.*	19,139	66,388
Bank of America Corp.	97,981	1,649,020
Bank of East Asia Ltd.	15,800	58,496
Bank of Ireland*	380,531	139,465
Bank of Kyoto Ltd.	5,000	46,317
Bank of Queensland Ltd.	5,368	54,083
Bank of Yokohama Ltd.	16,000	97,935
Bankia S.A.	67,002	77,919
Bankinter S.A.	8,702	61,683
Barclays plc	1,529,786	4,951,425
BB&T Corp.	7,432	281,004
Bendigo & Adelaide Bank Ltd.	6,113	52,826
BNP Paribas S.A.	141,852	8,029,392
BOC Hong Kong Holdings Ltd.	50,500	153,231

CaixaBank S.A.	34,461	$119,878
Chiba Bank Ltd.	10,000	70,899
Chugoku Bank Ltd.	2,300	30,658
Citigroup, Inc.	128,142	6,631,348
Comerica, Inc.	1,666	69,689
Commerzbank AG*	13,822	143,106
Commonwealth Bank of Australia	22,184	1,370,546
Credit Agricole S.A.	14,374	169,335
Danske Bank A/S	8,766	234,191
DBS Group Holdings Ltd.	207,888	2,433,848
DNB ASA	13,200	162,450
Erste Group Bank AG*	3,656	114,262
Fifth Third Bancorp	7,519	151,132
Fukuoka Financial Group, Inc.	11,000	54,558
Gunma Bank Ltd.	5,000	29,068
Hachijuni Bank Ltd.	6,000	36,821
Hana Financial Group, Inc.	64,599	1,293,713
Hang Seng Bank Ltd.	9,300	176,135
Hiroshima Bank Ltd.	8,000	45,430
Hokuhoku Financial Group, Inc.	18,000	36,672
HSBC Holdings plc (Hong Kong Exchange)	575,128	4,561,069
HSBC Holdings plc (London Stock Exchange)	255,774	2,018,424
Huntington Bancshares, Inc./Ohio	7,517	83,138
ING Groep N.V. (CVA)	480,472	6,467,656
Intesa Sanpaolo S.p.A. (RNC)	12,775	38,862
Intesa Sanpaolo S.p.A.	821,296	2,737,049
Iyo Bank Ltd.	3,500	33,976
Japan Post Bank Co., Ltd.*	5,500	80,078
Joyo Bank Ltd.	9,000	42,539
JPMorgan Chase & Co.	126,313	8,340,447
KB Financial Group, Inc. (ADR)	62,765	1,749,261
KBC Groep N.V.	3,418	213,713
KeyCorp	7,871	103,818
Kyushu Financial Group, Inc.*	2,700	18,867
Lloyds Banking Group plc	3,474,195	3,739,343
M&T Bank Corp.	1,494	181,043
Mitsubishi UFJ Financial Group, Inc.	164,800	1,019,930
Mizrahi Tefahot Bank Ltd.	1,290	15,403
Mizuho Financial Group, Inc.	303,524	605,905
National Australia Bank Ltd.	34,124	743,901
Natixis S.A.	13,690	77,383
Nordea Bank AB	39,745	433,684
Oversea-Chinese Banking Corp., Ltd.	37,286	230,445
People’s United Financial, Inc.	2,944	47,546
PNC Financial Services Group, Inc.‡	4,754	453,104
Raiffeisen Bank International AG*	1,683	24,624
Regions Financial Corp.	12,401	119,050
Resona Holdings, Inc.	26,451	128,389
Royal Bank of Scotland Group plc*	40,934	181,099
Seven Bank Ltd.	8,700	38,082
Shinsei Bank Ltd.	25,000	45,989
Shizuoka Bank Ltd.	7,000	67,851
Skandinaviska Enskilda Banken AB, Class A	19,459	203,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Societe Generale S.A.	9,381	$432,722
Standard Chartered plc	349,994	2,903,665
Sumitomo Mitsui Financial Group, Inc.	16,377	617,778
Sumitomo Mitsui Trust Holdings, Inc.	39,860	150,485
SunTrust Banks, Inc./Georgia	94,092	4,030,901
Suruga Bank Ltd.	2,600	53,572
Svenska Handelsbanken AB, Class A	19,404	256,132
Swedbank AB, Class A	11,779	258,693
U.S. Bancorp	15,494	661,129
UniCredit S.p.A.	705,580	3,886,310
Unione di Banche Italiane S.p.A.	12,356	82,063
United Overseas Bank Ltd.	15,781	217,252
Wells Fargo & Co.	43,815	2,381,783
Westpac Banking Corp.	43,303	1,049,640
Yamaguchi Financial Group, Inc.	3,000	35,550
Zions Bancorp	1,939	52,935

		85,794,765

Capital Markets (1.7%)
3i Group plc	13,562	95,590
Aberdeen Asset Management plc	11,954	50,926
Affiliated Managers Group, Inc.*	509	81,318
Ameriprise Financial, Inc.	1,621	172,507
Bank of New York Mellon Corp.	10,236	421,928
BlackRock, Inc.‡	1,184	403,176
Charles Schwab Corp.	11,359	374,052
Credit Suisse Group AG (Registered)*	272,552	5,890,759
Daiwa Securities Group, Inc.	19,500	119,224
Deutsche Bank AG (Registered)	17,868	438,555
E*TRADE Financial Corp.*	2,702	80,087
Franklin Resources, Inc.	3,477	128,023
Goldman Sachs Group, Inc.	3,733	672,799
Hargreaves Lansdown plc	3,701	81,947
ICAP plc	7,767	58,306
Invesco Ltd.	4,013	134,355
Investec plc	7,924	55,920
Julius Baer Group Ltd.*	2,791	133,811
Legg Mason, Inc.	1,053	41,309
Macquarie Group Ltd.	3,826	228,628
Mediobanca S.p.A.	7,693	73,759
Morgan Stanley	77,191	2,455,446
Nomura Holdings, Inc.	45,400	252,319
Northern Trust Corp.	2,049	147,712
Partners Group Holding AG	230	82,578
Platinum Asset Management Ltd.	3,534	20,638
SBI Holdings, Inc.	3,150	34,003
Schroders plc	1,808	78,741
State Street Corp.	3,820	253,495
T. Rowe Price Group, Inc.	2,328	166,429
UBS Group AG (Registered)	47,551	915,067

		14,143,407

Consumer Finance (1.0%)
Acom Co., Ltd.*	6,200	29,191
AEON Financial Service Co., Ltd.	1,600	35,795
American Express Co.	37,434	2,603,535
Capital One Financial Corp.	61,919	4,469,313
Credit Saison Co., Ltd.	2,100	41,385

Discover Financial Services	3,981	$213,461
Navient Corp.	3,179	36,400
Provident Financial plc	1,564	77,463
Synchrony Financial*	7,804	237,320

		7,743,863

Diversified Financial Services (0.7%)
ASX Ltd.	2,685	82,376
Berkshire Hathaway, Inc., Class B*	17,637	2,328,789
Challenger Ltd.	5,498	34,660
CME Group, Inc./Illinois	3,216	291,370
Deutsche Boerse AG	2,429	214,882
Eurazeo S.A.	592	40,742
EXOR S.p.A.	1,350	61,096
First Pacific Co., Ltd.	24,250	16,063
Groupe Bruxelles Lambert S.A.	1,012	86,525
Hong Kong Exchanges and Clearing Ltd.	15,100	383,708
Industrivarden AB, Class C	2,340	39,996
Intercontinental Exchange, Inc.	1,117	286,242
Investment AB Kinnevik, Class B	3,252	99,690
Investor AB, Class B	5,797	213,284
Japan Exchange Group, Inc.	6,500	101,518
Leucadia National Corp.	3,140	54,605
London Stock Exchange Group plc	3,877	156,675
McGraw Hill Financial, Inc.	2,551	251,477
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,400	38,120
Moody’s Corp.	1,632	163,755
Nasdaq, Inc.	1,099	63,929
ORIX Corp.	16,600	232,867
Pargesa Holding S.A.	455	28,665
Singapore Exchange Ltd.	11,000	59,506
Wendel S.A.	427	50,720

		5,381,260

Insurance (4.5%)
ACE Ltd.	33,085	3,865,982
Admiral Group plc	2,806	68,251
Aegon N.V.	22,188	125,240
Aflac, Inc.	4,032	241,517
Ageas	2,809	130,201
AIA Group Ltd.	155,600	926,996
Allianz SE (Registered)	6,034	1,068,957
Allstate Corp.	3,645	226,318
American International Group, Inc.	55,813	3,458,732
AMP Ltd.	36,614	154,347
Aon plc	2,569	236,887
Assicurazioni Generali S.p.A.	15,105	276,180
Assurant, Inc.	626	50,418
Aviva plc	662,687	5,007,296
AXA S.A.‡	25,651	701,263
Baloise Holding AG (Registered)	657	83,315
China Life Insurance Co., Ltd., Class H	741,000	2,383,819
Chubb Corp.	2,164	287,033
Cincinnati Financial Corp.	1,383	81,832
CNP Assurances S.A.	2,491	33,551
Dai-ichi Life Insurance Co., Ltd.	13,500	224,002
Direct Line Insurance Group plc	18,344	109,574
Gjensidige Forsikring ASA	2,717	43,266
Hannover Rueck SE	788	90,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc.	3,883	$168,755
Insurance Australia Group Ltd.	33,332	133,915
Japan Post Holdings Co., Ltd.*	6,100	94,650
Legal & General Group plc	76,908	303,311
Lincoln National Corp.	2,349	118,061
Loews Corp.	2,549	97,882
Mapfre S.A.	13,440	33,522
Marsh & McLennan Cos., Inc.	4,871	270,097
Medibank Pvt Ltd.	36,145	56,339
MetLife, Inc.	10,454	503,987
MS&AD Insurance Group Holdings, Inc.	6,211	181,637
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	17,462	3,497,190
NN Group N.V.	68,955	2,424,837
Old Mutual plc	62,359	164,185
Principal Financial Group, Inc.	2,566	115,419
Progressive Corp.	5,485	174,423
Prudential Financial, Inc.	4,222	343,713
Prudential plc	33,548	751,069
QBE Insurance Group Ltd.	18,746	170,544
RSA Insurance Group plc	13,758	86,454
Sampo Oyj, Class A	5,892	298,643
SCOR SE	2,216	82,899
Sompo Japan Nipponkoa Holdings, Inc.	3,985	130,347
Sony Financial Holdings, Inc.	2,300	41,085
St. James’s Place plc	5,970	88,054
Standard Life plc	26,683	153,100
Suncorp Group Ltd.	17,354	151,943
Swiss Life Holding AG (Registered)*	429	115,135
Swiss Reinsurance AG	43,528	4,234,323
T&D Holdings, Inc.	8,000	105,163
Tokio Marine Holdings, Inc.	8,600	331,362
Torchmark Corp.	1,088	62,190
Travelers Cos., Inc.	2,864	323,231
Tryg A/S	1,512	30,029
UnipolSai S.p.A.	13,205	33,454
Unum Group	2,309	76,867
XL Group plc	2,830	110,879
Zurich Insurance Group AG*	1,954	498,581

		36,432,572

Real Estate Investment Trusts (REITs) (0.9%)
American Tower Corp. (REIT)	4,015	389,254
Apartment Investment & Management Co. (REIT), Class A	1,493	59,765
Ascendas Real Estate Investment Trust (REIT)	29,800	47,726
AvalonBay Communities, Inc. (REIT)	1,288	237,159
Boston Properties, Inc. (REIT)	1,438	183,403
British Land Co. plc (REIT)	13,183	151,739
CapitaLand Commercial Trust (REIT)	30,400	28,860
CapitaLand Mall Trust (REIT)	34,400	46,618
Crown Castle International Corp. (REIT)	3,124	270,070

Dexus Property Group (REIT)	14,160	$76,782
Equinix, Inc. (REIT)	584	176,602
Equity Residential (REIT)	3,408	278,059
Essex Property Trust, Inc. (REIT)	615	147,237
Fonciere des Regions (REIT)	363	32,496
Four Corners Property Trust, Inc. (REIT)*	1	16
Gecina S.A. (REIT)	455	55,202
General Growth Properties, Inc. (REIT)	5,471	148,866
Goodman Group (REIT)	23,594	106,820
GPT Group (REIT)	19,859	68,643
Hammerson plc (REIT)	10,577	93,479
HCP, Inc. (REIT)	4,470	170,933
Host Hotels & Resorts, Inc. (REIT)	7,031	107,856
ICADE (REIT)	390	26,183
Intu Properties plc (REIT)	12,253	57,261
Iron Mountain, Inc. (REIT)	1,786	48,240
Japan Prime Realty Investment Corp. (REIT)	9	30,798
Japan Real Estate Investment Corp. (REIT)	18	87,542
Japan Retail Fund Investment Corp. (REIT)	30	57,609
Kimco Realty Corp. (REIT)	3,867	102,321
Klepierre S.A. (REIT)	2,706	120,001
Land Securities Group plc (REIT)	10,761	186,564
Link REIT (REIT)	27,500	164,060
Macerich Co. (REIT)	1,260	101,669
Mirvac Group (REIT)	49,100	70,261
Nippon Building Fund, Inc. (REIT)	20	95,530
Nippon Prologis REIT, Inc. (REIT)	15	27,106
Nomura Real Estate Master Fund, Inc. (REIT)*	35	43,322
Plum Creek Timber Co., Inc. (REIT)	1,636	78,070
Prologis, Inc. (REIT)	4,906	210,566
Public Storage (REIT)	1,398	346,285
Realty Income Corp. (REIT)	2,350	121,330
Scentre Group (REIT)	66,894	202,727
Segro plc (REIT)	11,053	69,773
Simon Property Group, Inc. (REIT)	2,923	568,348
SL Green Realty Corp. (REIT)	933	105,410
Stockland Corp., Ltd. (REIT)	25,343	75,237
Suntec Real Estate Investment Trust (REIT)	33,300	36,191
Unibail-Rodamco SE (REIT)	1,266	320,999
United Urban Investment Corp. (REIT)	38	51,542
Ventas, Inc. (REIT)	3,113	175,667
Vicinity Centres (REIT)	45,841	92,898
Vornado Realty Trust (REIT)	1,659	165,834
Welltower, Inc. (REIT)	3,373	229,465
Westfield Corp. (REIT)	24,744	170,226
Weyerhaeuser Co. (REIT)	4,813	144,294

		7,260,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Real Estate Management & Development (1.0%)
Aeon Mall Co., Ltd.	1,570	$26,951
Azrieli Group Ltd.	677	25,210
CapitaLand Ltd.	37,200	87,308
CBRE Group, Inc., Class A*	2,714	93,850
Cheung Kong Property Holdings Ltd.	149,424	963,956
City Developments Ltd.	5,600	30,120
Daito Trust Construction Co., Ltd.	1,000	115,775
Daiwa House Industry Co., Ltd.	7,400	212,162
Deutsche Wohnen AG	4,610	128,322
Global Logistic Properties Ltd.	44,500	67,003
Hang Lung Properties Ltd.	30,000	68,042
Henderson Land Development Co., Ltd.	15,138	92,152
Hongkong Land Holdings Ltd.	5,900	40,415
Hulic Co., Ltd.	4,100	35,961
Hysan Development Co., Ltd.	9,000	36,722
Kerry Properties Ltd.	9,500	25,862
LendLease Group	7,334	75,648
Mitsubishi Estate Co., Ltd.	16,000	331,631
Mitsui Fudosan Co., Ltd.	12,000	300,690
New World Development Co., Ltd.	71,133	69,798
Nomura Real Estate Holdings, Inc.	1,700	31,490
NTT Urban Development Corp.	1,300	12,493
Sino Land Co., Ltd.	42,600	62,075
Sumitomo Realty & Development Co., Ltd.	5,000	142,465
Sun Hung Kai Properties Ltd.	23,000	276,042
Swire Pacific Ltd., Class A	160,260	1,792,450
Swire Properties Ltd.	763,732	2,195,158
Swiss Prime Site AG (Registered)*	904	70,591
Tokyo Tatemono Co., Ltd.	3,000	32,618
Tokyu Fudosan Holdings Corp.	7,100	44,427
UOL Group Ltd.	6,428	28,188
Vonovia SE	6,204	192,167
Wharf Holdings Ltd.	18,400	101,562
Wheelock & Co., Ltd.	13,000	54,542

		7,863,846

Total Financials		164,620,627

Health Care (14.2%)
Biotechnology (2.4%)
Actelion Ltd. (Registered)*	1,307	179,841
Alexion Pharmaceuticals, Inc.*	2,117	403,818
Amgen, Inc.	46,677	7,577,077
Baxalta, Inc.	5,069	197,843
Biogen, Inc.*	2,105	644,867
Celgene Corp.*	7,400	886,224
CSL Ltd.	6,054	461,575
Gilead Sciences, Inc.	79,822	8,077,188
Grifols S.A.	2,083	95,893
Regeneron Pharmaceuticals, Inc.*	734	398,467
Vertex Pharmaceuticals, Inc.*	2,334	293,687

		19,216,480

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	14,061	$631,480
Baxter International, Inc.	5,106	194,794
Becton, Dickinson and Co.	2,001	308,334
Boston Scientific Corp.*	12,579	231,957
C.R. Bard, Inc.	695	131,661
Cochlear Ltd.	768	53,186
Coloplast A/S, Class B	1,501	121,156
DENTSPLY International, Inc.	1,309	79,653
Edwards Lifesciences Corp.*	2,014	159,066
Essilor International S.A.	2,646	329,840
Getinge AB, Class B	110,657	2,879,839
Hoya Corp.	5,300	216,074
Intuitive Surgical, Inc.*	357	194,979
Medtronic plc	13,237	1,018,190
Olympus Corp.	3,500	137,853
Smith & Nephew plc	11,259	199,282
Sonova Holding AG (Registered)	731	92,798
St. Jude Medical, Inc.	2,638	162,949
Stryker Corp.	2,961	275,195
Sysmex Corp.	2,000	127,912
Terumo Corp.	4,200	130,000
Varian Medical Systems, Inc.*	924	74,659
William Demant Holding A/S*	368	34,948
Zimmer Biomet Holdings, Inc.	1,599	164,041

		7,949,846

Health Care Providers & Services (1.0%)
Aetna, Inc.	3,311	357,985
Alfresa Holdings Corp.	2,300	45,500
AmerisourceBergen Corp.	1,840	190,826
Anthem, Inc.	2,449	341,489
Cardinal Health, Inc.	3,123	278,790
Cigna Corp.	2,447	358,070
DaVita HealthCare Partners, Inc.*	1,594	111,118
Express Scripts Holding Co.*	6,384	558,026
Fresenius Medical Care AG & Co. KGaA	2,804	236,242
Fresenius SE & Co. KGaA	4,941	353,325
HCA Holdings, Inc.*	2,915	197,142
Healthscope Ltd.	15,278	29,456
Henry Schein, Inc.*	781	123,546
Humana, Inc.	1,387	247,593
Laboratory Corp. of America Holdings*	942	116,469
McKesson Corp.	2,148	423,650
Medipal Holdings Corp.	1,500	25,542
Miraca Holdings, Inc.	700	30,870
Patterson Cos., Inc.	819	37,027
Quest Diagnostics, Inc.	1,344	95,612
Ramsay Health Care Ltd.	1,908	93,827
Ryman Healthcare Ltd.	5,887	34,188
Sinopharm Group Co., Ltd., Class H	604,400	2,410,690
Sonic Healthcare Ltd.	4,960	64,269
Suzuken Co., Ltd.	960	36,592
Tenet Healthcare Corp.*	941	28,512
UnitedHealth Group, Inc.	8,975	1,055,819
Universal Health Services, Inc., Class B	855	102,164

		7,984,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care Technology (0.0%)
Cerner Corp.*	2,875	$172,989
M3, Inc.	2,700	55,959

		228,948

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	3,102	129,695
Illumina, Inc.*	1,383	265,460
Lonza Group AG (Registered)*	737	119,817
PerkinElmer, Inc.	1,080	57,855
QIAGEN N.V.*	99,363	2,688,246
Thermo Fisher Scientific, Inc.	3,767	534,349
Waters Corp.*	771	103,761

		3,899,183

Pharmaceuticals (9.3%)
AbbVie, Inc.	15,397	912,118
Allergan plc*	29,775	9,304,688
Astellas Pharma, Inc.	26,600	377,832
AstraZeneca plc	16,479	1,114,128
Bayer AG (Registered)	40,914	5,133,124
Bristol-Myers Squibb Co.	15,709	1,080,622
Chugai Pharmaceutical Co., Ltd.	3,100	108,043
Daiichi Sankyo Co., Ltd.	8,700	178,791
Eisai Co., Ltd.	3,200	211,529
Eli Lilly & Co.	39,701	3,345,206
Endo International plc*	1,950	119,379
Galenica AG	45	70,161
GlaxoSmithKline plc	326,643	6,597,535
Hisamitsu Pharmaceutical Co., Inc.	700	29,362
Johnson & Johnson	26,033	2,674,110
Kyowa Hakko Kirin Co., Ltd.	3,000	47,184
Mallinckrodt plc*	1,099	82,018
Merck & Co., Inc.	64,647	3,414,655
Merck KGaA	26,154	2,540,405
Mitsubishi Tanabe Pharma Corp.	3,000	51,683
Mylan N.V.*	3,865	208,981
Novartis AG (Registered)	58,730	5,020,040
Novo Nordisk A/S, Class B	25,492	1,465,290
Ono Pharmaceutical Co., Ltd.	1,100	195,508
Orion Oyj, Class B	1,363	46,986
Otsuka Holdings Co., Ltd.	5,300	187,496
Perrigo Co. plc	1,370	198,239
Pfizer, Inc.	181,715	5,865,760
Roche Holding AG	30,324	8,356,935
Sanofi S.A.	67,458	5,755,907
Santen Pharmaceutical Co., Ltd.	5,100	83,872
Shionogi & Co., Ltd.	3,700	167,272
Shire plc	7,664	525,243
Sumitomo Dainippon Pharma Co., Ltd.	2,100	24,710
Taisho Pharmaceutical Holdings Co., Ltd.	400	28,245
Takeda Pharmaceutical Co., Ltd.	10,100	502,812
Taro Pharmaceutical Industries Ltd.*	115	17,773
Teva Pharmaceutical Industries Ltd.	11,196	734,878
Teva Pharmaceutical Industries Ltd. (ADR)	116,978	7,678,436

UCB S.A.	1,736	$156,260
Zoetis, Inc.	4,297	205,912

		74,819,128

Total Health Care		114,097,924

Industrials (8.4%)
Aerospace & Defense (1.4%)
Airbus Group SE	7,639	512,909
BAE Systems plc	386,638	2,845,570
Boeing Co.	5,932	857,708
Cobham plc	12,783	53,062
Finmeccanica S.p.A.*	3,972	54,903
General Dynamics Corp.	2,797	384,196
Honeywell International, Inc.	7,253	751,193
L-3 Communications Holdings, Inc.	752	89,871
Lockheed Martin Corp.	2,476	537,663
Meggitt plc	10,669	58,848
Northrop Grumman Corp.	1,717	324,187
Precision Castparts Corp.	1,309	303,701
Raytheon Co.	2,842	353,914
Rockwell Collins, Inc.	26,824	2,475,855
Rolls-Royce Holdings plc*	23,313	197,332
Safran S.A.	3,747	256,619
Singapore Technologies Engineering Ltd.	24,400	51,520
Textron, Inc.	2,588	108,722
Thales S.A.	1,374	102,956
United Technologies Corp.	7,753	744,831
Zodiac Aerospace	2,748	65,500

		11,131,060

Air Freight & Logistics (0.8%)
Bollore S.A.	11,869	55,315
C.H. Robinson Worldwide, Inc.	1,328	82,363
Deutsche Post AG (Registered)	12,459	350,865
Expeditors International of Washington, Inc.	1,771	79,872
FedEx Corp.	15,359	2,288,337
Royal Mail plc	11,062	71,983
TNT Express N.V.	6,728	56,932
United Parcel Service, Inc., Class B	36,148	3,478,522
Yamato Holdings Co., Ltd.	4,700	99,614

		6,563,803

Airlines (0.6%)
American Airlines Group, Inc.	5,900	249,865
ANA Holdings, Inc.	17,000	49,060
Cathay Pacific Airways Ltd.	19,000	32,718
Delta Air Lines, Inc.	7,346	372,369
Deutsche Lufthansa AG (Registered)*	202,292	3,194,537
easyJet plc	2,225	56,955
International Consolidated Airlines Group S.A.	10,074	89,804
Japan Airlines Co., Ltd.	1,730	61,954
Qantas Airways Ltd.*	8,028	23,807
Singapore Airlines Ltd.	7,800	61,384
Southwest Airlines Co.	6,057	260,814
United Continental Holdings, Inc.*	3,536	202,613

		4,655,880

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Building Products (0.6%)
Allegion plc	891	$58,735
Asahi Glass Co., Ltd.	13,000	74,131
Assa Abloy AB, Class B	12,810	268,301
Cie de Saint-Gobain	90,160	3,878,557
Daikin Industries Ltd.	2,900	211,055
Geberit AG (Registered)	456	153,375
LIXIL Group Corp.	3,600	79,898
Masco Corp.	3,220	91,126
TOTO Ltd.	2,000	70,123

		4,885,301

Commercial Services & Supplies (0.4%)
ADT Corp.	1,585	52,273
Aggreko plc	3,441	46,285
Babcock International Group plc	3,318	49,409
Brambles Ltd.	21,203	177,428
Cintas Corp.	836	76,118
Dai Nippon Printing Co., Ltd.	7,000	69,204
Edenred	2,745	51,719
G4S plc	20,641	68,557
ISS A/S	2,023	72,965
Park24 Co., Ltd.	1,300	31,544
Pitney Bowes, Inc.	1,926	39,772
Republic Services, Inc.	2,254	99,153
Secom Co., Ltd.	2,500	169,174
Securitas AB, Class B	4,220	64,280
Serco Group plc*	1,076,464	1,498,300
Societe BIC S.A.	381	62,690
Sohgo Security Services Co., Ltd.	600	28,079
Stericycle, Inc.*	794	95,756
Toppan Printing Co., Ltd.	7,000	64,455
Tyco International plc	3,946	125,838
Waste Management, Inc.	3,937	210,118

		3,153,117

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios S.A.	2,760	80,409
Boskalis Westminster	1,173	47,785
Bouygues S.A.	2,768	109,709
CIMIC Group Ltd.	1,306	22,923
Ferrovial S.A.	5,724	129,186
Fluor Corp.	1,357	64,078
Jacobs Engineering Group, Inc.*	1,159	48,620
JGC Corp.	3,000	45,906
Kajima Corp.	11,000	65,456
Obayashi Corp.	9,000	83,031
OCI N.V.*	1,185	29,173
Quanta Services, Inc.*	1,525	30,881
Shimizu Corp.	8,000	65,188
Skanska AB, Class B	5,127	98,932
Taisei Corp.	14,000	92,235
Vinci S.A.	6,190	396,959

		1,410,471

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	28,297	502,273
Alstom S.A.*	2,934	89,665
AMETEK, Inc.	2,267	121,489
Eaton Corp. plc	4,376	227,727
Emerson Electric Co.	6,151	294,202

Fuji Electric Co., Ltd.	8,000	$33,547
Legrand S.A.	3,622	204,429
Mabuchi Motor Co., Ltd.	700	37,820
Mitsubishi Electric Corp.	24,000	251,628
Nidec Corp.	3,000	217,147
OSRAM Licht AG	1,230	51,756
Prysmian S.p.A.	2,673	58,469
Rockwell Automation, Inc.	1,256	128,878
Schneider Electric SE	7,128	405,839
Vestas Wind Systems A/S	2,807	195,978

		2,820,847

Industrial Conglomerates (1.5%)
3M Co.	5,795	872,959
CK Hutchison Holdings Ltd.	149,924	2,012,277
Danaher Corp.	5,621	522,079
General Electric Co.	88,819	2,766,712
Keihan Electric Railway Co., Ltd.	8,000	53,517
Keppel Corp., Ltd.	20,200	92,179
Koninklijke Philips N.V.	12,254	311,563
NWS Holdings Ltd.	19,688	29,360
Roper Technologies, Inc.	943	178,972
Seibu Holdings, Inc.	1,700	34,770
Sembcorp Industries Ltd.	13,500	28,888
Siemens AG (Registered)	35,386	3,433,188
Smiths Group plc	5,273	72,947
Toshiba Corp.*	822,000	1,686,817

		12,096,228

Machinery (1.6%)
Alfa Laval AB	3,926	71,285
Amada Holdings Co., Ltd.	4,700	44,852
Andritz AG	1,039	50,396
Atlas Copco AB, Class A	8,675	211,337
Atlas Copco AB, Class B	4,916	113,028
Caterpillar, Inc.	5,479	372,353
CNH Industrial N.V.	12,870	87,730
CRRC Corp., Ltd., Class H	2,030,570	2,488,211
Cummins, Inc.	1,556	136,944
Deere & Co.	2,918	222,556
Dover Corp.	1,465	89,819
FANUC Corp.	2,500	430,978
Flowserve Corp.	1,248	52,516
GEA Group AG	2,479	99,895
Hino Motors Ltd.	3,400	39,228
Hitachi Construction Machinery Co., Ltd.	1,400	21,797
Hoshizaki Electric Co., Ltd.	400	24,861
IHI Corp.	19,000	52,240
Illinois Tool Works, Inc.	3,084	285,825
IMI plc	3,626	45,743
Ingersoll-Rand plc	2,484	137,340
JTEKT Corp.	2,800	45,827
Kawasaki Heavy Industries Ltd.	20,000	73,961
Komatsu Ltd.	11,100	180,861
Kone Oyj, Class B	4,251	178,735
Kubota Corp.	15,000	231,226
Kurita Water Industries Ltd.	1,400	29,310
Makita Corp.	1,600	91,951
MAN SE	401	40,569
Melrose Industries plc	13,237	56,482
Metso Oyj	1,535	34,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Minebea Co., Ltd.	4,000	$34,348
Mitsubishi Heavy Industries Ltd.	41,000	179,089
Nabtesco Corp.	1,600	32,514
NGK Insulators Ltd.	3,000	67,671
NSK Ltd.	6,500	70,499
PACCAR, Inc.	3,323	157,510
Parker-Hannifin Corp.	1,296	125,686
Pentair plc	1,686	83,508
Sandvik AB	14,699	127,311
Schindler Holding AG	667	111,687
Schindler Holding AG (Registered)	208	34,901
Sembcorp Marine Ltd.	15,500	19,023
SKF AB, Class B	5,477	88,299
SMC Corp.	700	181,531
Snap-on, Inc.	545	93,429
Stanley Black & Decker, Inc.	28,547	3,046,821
Sulzer AG (Registered)	329	30,938
Sumitomo Heavy Industries Ltd.	8,000	35,836
THK Co., Ltd.	1,600	29,608
Volvo AB, Class B	19,482	179,859
Wartsila Oyj Abp	2,019	91,554
Weichai Power Co., Ltd., Class H	1,310,000	1,437,825
Weir Group plc	2,903	42,700
Xylem, Inc.	1,696	61,904
Yangzijiang Shipbuilding Holdings Ltd.	30,135	23,268
Zardoya Otis S.A.	3,232	37,658

		12,467,012

Marine (0.0%)
A. P. Moller – Maersk A/S, Class A	53	68,126
A. P. Moller – Maersk A/S, Class B	94	122,060
Kuehne + Nagel International AG (Registered)	717	98,311
Mitsui O.S.K. Lines Ltd.	15,000	37,786
Nippon Yusen KK	22,000	53,324

		379,607

Professional Services (0.2%)
Adecco S.A. (Registered)*	2,011	138,083
Bureau Veritas S.A.	3,506	69,771
Capita plc	8,959	159,401
Dun & Bradstreet Corp.	344	35,752
Equifax, Inc.	1,107	123,286
Experian plc	12,233	216,163
Intertek Group plc	2,192	89,646
Nielsen Holdings plc	3,434	160,024
Randstad Holding N.V.	1,639	101,953
Recruit Holdings Co., Ltd.	2,000	58,809
Robert Half International, Inc.	1,256	59,208
SEEK Ltd.	4,362	48,501
SGS S.A. (Registered)	75	142,882
Verisk Analytics, Inc.*	1,451	111,553

		1,515,032

Road & Rail (0.4%)
Asciano Ltd.	7,212	45,885
Aurizon Holdings Ltd.	28,767	91,488
Central Japan Railway Co.	1,800	318,851

ComfortDelGro Corp., Ltd.	30,000	$64,169
CSX Corp.	9,208	238,948
DSV A/S	2,378	93,419
East Japan Railway Co.	4,197	394,443
Hankyu Hanshin Holdings, Inc.	15,000	97,435
J.B. Hunt Transport Services, Inc.	859	63,016
Kansas City Southern	1,033	77,134
Keikyu Corp.	6,000	49,544
Keio Corp.	8,000	69,103
Keisei Electric Railway Co., Ltd.	4,000	50,907
Kintetsu Group Holdings Co., Ltd.	24,000	97,631
MTR Corp., Ltd.	19,500	96,208
Nagoya Railroad Co., Ltd.	12,000	49,953
Nippon Express Co., Ltd.	12,000	56,303
Norfolk Southern Corp.	2,821	238,628
Odakyu Electric Railway Co., Ltd.	9,000	96,885
Ryder System, Inc.	507	28,813
Tobu Railway Co., Ltd.	13,000	64,087
Tokyu Corp.	15,000	118,651
Union Pacific Corp.	8,037	628,493
West Japan Railway Co.	2,000	137,957

		3,267,951

Trading Companies & Distributors (0.3%)
AerCap Holdings N.V.*	982	42,383
Ashtead Group plc	6,948	114,327
Brenntag AG	2,092	109,186
Bunzl plc	4,686	129,445
Fastenal Co.	2,716	110,867
ITOCHU Corp.	19,700	232,225
Marubeni Corp.	21,900	112,423
Mitsubishi Corp.	16,800	279,106
Mitsui & Co., Ltd.	21,100	250,601
Noble Group Ltd.	66,218	18,420
Rexel S.A.	3,907	51,868
Sumitomo Corp.	15,200	154,813
Toyota Tsusho Corp.	2,800	65,491
Travis Perkins plc	2,757	79,659
United Rentals, Inc.*	893	64,778
W.W. Grainger, Inc.	543	110,006
Wolseley plc	3,534	192,104

		2,117,702

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	6,666	103,904
Aena S.A.*§	957	109,034
Aeroports de Paris S.A.	392	45,450
Atlantia S.p.A.	5,658	149,860
Auckland International Airport Ltd.	14,368	56,438
Fraport AG Frankfurt Airport Services Worldwide	511	32,605
Groupe Eurotunnel SE (Registered)	6,419	79,661
Hutchison Port Holdings Trust (BATS Exchange)	23,100	12,012
Hutchison Port Holdings Trust (Singapore Stock Exchange)	56,200	29,689
Japan Airport Terminal Co., Ltd.	600	26,609
Kamigumi Co., Ltd.	3,000	25,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Mitsubishi Logistics Corp.	2,000	$26,379
Sydney Airport	14,373	66,126
Transurban Group	27,589	209,479

		973,069

Total Industrials		67,437,080

Information Technology (10.7%)
Communications Equipment (0.9%)
Alcatel-Lucent*	35,024	138,600
Cisco Systems, Inc.	187,461	5,090,504
F5 Networks, Inc.*	665	64,478
Harris Corp.	1,156	100,456
Juniper Networks, Inc.	3,309	91,328
Motorola Solutions, Inc.	1,501	102,744
Nokia Oyj	47,304	336,759
QUALCOMM, Inc.	14,153	707,438
Telefonaktiebolaget LM Ericsson, Class B	39,342	381,094

		7,013,401

Electronic Equipment, Instruments & Components (0.6%)
Alps Electric Co., Ltd.	2,500	67,612
Amphenol Corp., Class A	2,894	151,154
Citizen Holdings Co., Ltd.	3,700	26,576
Corning, Inc.	11,140	203,639
FLIR Systems, Inc.	1,336	37,502
Hamamatsu Photonics KK	1,900	52,077
Hexagon AB, Class B	3,264	120,923
Hirose Electric Co., Ltd.	415	50,155
Hitachi High-Technologies Corp.	900	24,321
Hitachi Ltd.	60,400	341,723
Ingenico Group S.A.	682	86,205
Keyence Corp.	640	351,261
Knowles Corp.*	179,490	2,392,602
Kyocera Corp.	3,900	180,762
Murata Manufacturing Co., Ltd.	2,600	373,169
Nippon Electric Glass Co., Ltd.	6,000	30,254
Omron Corp.	2,700	89,934
Shimadzu Corp.	3,000	50,264
TDK Corp.	1,700	108,740
TE Connectivity Ltd.	3,636	234,922
Yaskawa Electric Corp.	3,100	42,193
Yokogawa Electric Corp.	3,200	38,473

		5,054,461

Internet Software & Services (1.5%)
Akamai Technologies, Inc.*	1,672	87,997
Alphabet, Inc., Class A*	8,082	6,287,877
Alphabet, Inc., Class C*	2,796	2,121,829
Auto Trader Group plc (b)*§	7,425	48,521
eBay, Inc.*	10,311	283,346
Facebook, Inc., Class A*	21,364	2,235,956
Kakaku.com, Inc.	2,000	39,483
Mixi, Inc.	600	22,402
United Internet AG (Registered)	1,684	92,605
VeriSign, Inc.*	935	81,682
Yahoo! Japan Corp.	19,700	80,062
Yahoo!, Inc.*	8,261	274,761

		11,656,521

IT Services (0.9%)
Accenture plc, Class A	5,890	$615,505
Alliance Data Systems Corp.*	575	159,028
Amadeus IT Holding S.A., Class A	5,620	247,467
Atos SE	1,184	99,443
Automatic Data Processing, Inc.	4,360	369,379
Cap Gemini S.A.	2,165	200,323
Cognizant Technology Solutions Corp., Class A*	5,705	342,414
Computershare Ltd.	6,230	52,512
CSRA, Inc.	1,320	39,600
Fidelity National Information Services, Inc.	2,636	159,742
Fiserv, Inc.*	2,142	195,907
Fujitsu Ltd.	23,000	114,480
International Business Machines Corp.	8,397	1,155,595
Itochu Techno-Solutions Corp.	400	7,992
MasterCard, Inc., Class A	9,341	909,440
Nomura Research Institute Ltd.	1,650	63,418
NTT Data Corp.	1,800	86,953
Obic Co., Ltd.	600	31,807
Otsuka Corp.	700	34,328
Paychex, Inc.	3,009	159,146
PayPal Holdings, Inc.*	10,521	380,860
Teradata Corp.*	1,245	32,893
Total System Services, Inc.	1,584	78,883
Visa, Inc., Class A	18,330	1,421,492
Western Union Co.	4,787	85,735
Xerox Corp.	8,908	94,692

		7,139,034

Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	2,936	162,420
Applied Materials, Inc.	200,595	3,745,109
ARM Holdings plc	18,016	272,053
ASM Pacific Technology Ltd.	3,400	26,600
ASML Holding N.V.	4,506	401,559
Avago Technologies Ltd.	2,469	358,375
Broadcom Corp., Class A	5,321	307,660
First Solar, Inc.*	719	47,447
Infineon Technologies AG	14,287	209,073
Intel Corp.	44,352	1,527,926
KLA-Tencor Corp.	1,475	102,291
Lam Research Corp.	1,481	117,621
Linear Technology Corp.	2,245	95,345
Microchip Technology, Inc.	1,866	86,844
Micron Technology, Inc.*	10,432	147,717
NVIDIA Corp.	4,793	157,977
NXP Semiconductors N.V.*	1,511	127,302
Qorvo, Inc.*	1,323	67,341
Rohm Co., Ltd.	1,300	65,698
Skyworks Solutions, Inc.	1,786	137,218
STMicroelectronics N.V.	8,965	59,804
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	75,575	1,719,331
Texas Instruments, Inc.	9,519	521,736
Tokyo Electron Ltd.	2,100	126,028
Xilinx, Inc.	2,421	113,714

		10,704,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Software (3.0%)
Activision Blizzard, Inc.	4,709	$182,285
Adobe Systems, Inc.*	4,712	442,645
Autodesk, Inc.*	2,118	129,050
CA, Inc.	2,933	83,767
Check Point Software Technologies Ltd.*	796	64,779
Citrix Systems, Inc.*	1,439	108,860
Dassault Systemes S.A.	1,751	140,095
Electronic Arts, Inc.*	2,918	200,525
Gemalto N.V.	1,098	65,609
GungHo Online Entertainment, Inc.	6,400	17,422
Intuit, Inc.	2,484	239,706
Konami Corp.	1,200	28,618
Microsoft Corp.	258,164	14,322,939
Mobileye N.V.*	937	39,616
Nexon Co., Ltd.	1,800	29,218
NICE-Systems Ltd.	797	45,728
Nintendo Co., Ltd.	1,400	192,727
Oracle Corp.	86,948	3,176,210
Oracle Corp. Japan	500	23,317
Red Hat, Inc.*	1,718	142,268
Sage Group plc	14,625	130,036
salesforce.com, Inc.*	5,873	460,443
SAP SE	45,697	3,639,822
Symantec Corp.	6,404	134,484
Trend Micro, Inc.	1,500	60,848

		24,101,017

Technology Hardware, Storage & Peripherals (2.5%)
Apple, Inc.	52,499	5,526,045
Brother Industries Ltd.	3,100	35,548
Canon, Inc.	13,600	412,207
EMC Corp.	18,245	468,531
Fujifilm Holdings Corp.	5,900	245,739
Hewlett Packard Enterprise Co.	82,458	1,253,361
HP, Inc.	82,458	976,303
Konica Minolta, Inc.	312,400	3,133,381
NEC Corp.	36,000	114,346
NetApp, Inc.	2,809	74,523
Ricoh Co., Ltd.	9,500	97,577
Samsung Electronics Co., Ltd. (Korea Stock Exchange)	530	565,951
Samsung Electronics Co., Ltd. (London Stock Exchange) (GDR) (b)	12,420	6,597,131
SanDisk Corp.	1,847	140,353
Seagate Technology plc	2,827	103,638
Seiko Epson Corp.	3,800	58,403
Western Digital Corp.	2,157	129,528

		19,932,565

Total Information Technology		85,601,188

Materials (4.3%)
Chemicals (1.9%)
Air Liquide S.A.	4,458	500,695
Air Products and Chemicals, Inc.	1,850	240,704
Air Water, Inc.	2,000	32,088
Airgas, Inc.	592	81,885
Akzo Nobel N.V.	62,984	4,206,923

Arkema S.A.	898	$62,808
Asahi Kasei Corp.	17,000	115,056
BASF SE	11,986	916,327
CF Industries Holdings, Inc.	2,182	89,047
Chr Hansen Holding A/S	1,146	71,680
Croda International plc	1,823	81,255
Daicel Corp.	4,000	59,524
Dow Chemical Co.	10,590	545,173
E.I. du Pont de Nemours & Co.	8,254	549,716
Eastman Chemical Co.	1,392	93,974
Ecolab, Inc.	2,530	289,381
EMS-Chemie Holding AG (Registered)	109	47,728
Evonik Industries AG	1,559	51,734
FMC Corp.	1,274	49,852
Fuchs Petrolub SE (Preference) (q)	921	43,515
Givaudan S.A. (Registered)*	116	208,724
Hitachi Chemical Co., Ltd.	1,400	22,183
Incitec Pivot Ltd.	23,083	66,002
International Flavors & Fragrances, Inc.	755	90,328
Israel Chemicals Ltd.	6,622	26,850
Johnson Matthey plc	2,757	107,060
JSR Corp.	2,500	39,019
K+S AG (Registered)	2,676	69,576
Kaneka Corp.	3,000	31,193
Kansai Paint Co., Ltd.	3,000	45,356
Koninklijke DSM N.V.	2,488	124,505
Kuraray Co., Ltd.	4,600	55,624
Lanxess AG	1,269	58,427
Linde AG	2,394	347,497
LyondellBasell Industries N.V., Class A	24,174	2,100,721
Mitsubishi Chemical Holdings Corp.	18,700	118,562
Mitsubishi Gas Chemical Co., Inc.	5,000	25,546
Mitsui Chemicals, Inc.	12,000	53,225
Monsanto Co.	4,170	410,828
Mosaic Co.	3,156	87,074
Nippon Paint Holdings Co., Ltd.	2,000	48,378
Nitto Denko Corp.	2,000	145,890
Novozymes A/S, Class B	2,901	138,914
Orica Ltd.	5,042	56,400
PPG Industries, Inc.	2,534	250,410
Praxair, Inc.	2,682	274,637
Sherwin-Williams Co.	742	192,623
Shin-Etsu Chemical Co., Ltd.	5,100	277,012
Sika AG	30	107,546
Solvay S.A.	946	100,530
Sumitomo Chemical Co., Ltd.	18,000	103,306
Symrise AG	1,677	111,246
Syngenta AG (Registered)	1,199	470,612
Taiyo Nippon Sanso Corp.	2,000	18,066
Teijin Ltd.	13,000	44,280
Toray Industries, Inc.	20,000	185,610
Umicore S.A.	1,318	55,094
Yara International ASA	2,468	106,298

		14,904,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Construction Materials (1.2%)
Boral Ltd.	10,355	$44,297
CRH plc	218,528	6,316,591
Fletcher Building Ltd.	8,834	44,173
HeidelbergCement AG	31,557	2,574,473
Holcim Ltd. (Registered)*	5,320	266,573
Imerys S.A.	480	33,484
James Hardie Industries plc (CDI)	6,081	76,712
Martin Marietta Materials, Inc.	628	85,772
Taiheiyo Cement Corp.	16,000	46,650
Vulcan Materials Co.	1,244	118,143

		9,606,868

Containers & Packaging (0.1%)
Amcor Ltd.	14,667	142,696
Avery Dennison Corp.	865	54,201
Ball Corp.	1,287	93,603
Owens-Illinois, Inc.*	1,479	25,764
Rexam plc	9,256	82,106
Sealed Air Corp.	1,808	80,637
Toyo Seikan Group Holdings Ltd.	2,500	46,244
WestRock Co.	2,451	111,815

		637,066

Metals & Mining (1.1%)
Alcoa, Inc.	12,260	121,006
Alumina Ltd.	33,989	28,315
Anglo American plc	19,075	84,042
Antofagasta plc	5,347	36,641
ArcelorMittal S.A.	14,036	58,648
BHP Billiton Ltd.	41,299	536,487
BHP Billiton plc	26,822	301,134
Boliden AB	3,846	63,769
Fortescue Metals Group Ltd.	21,391	28,851
Freeport-McMoRan, Inc.	10,879	73,651
Fresnillo plc	2,927	30,635
Glencore plc*	1,888,788	2,513,168
Hitachi Metals Ltd.	3,000	36,994
Iluka Resources Ltd.	5,716	25,293
JFE Holdings, Inc.	6,700	105,309
Kobe Steel Ltd.	39,000	42,372
Maruichi Steel Tube Ltd.	600	17,707
Mitsubishi Materials Corp.	15,000	47,177
MMC Norilsk Nickel PJSC (ADR)	159,541	2,025,373
Newcrest Mining Ltd.*	10,511	99,361
Newmont Mining Corp.	4,952	89,087
Nippon Steel & Sumitomo Metal Corp.	10,305	204,048
Norsk Hydro ASA	18,444	68,597
Nucor Corp.	2,992	120,578
POSCO (ADR)	39,545	1,398,311
Randgold Resources Ltd.	1,241	76,573
Rio Tinto Ltd.	5,236	168,934
Rio Tinto plc	16,176	471,412
South32 Ltd.*	71,928	55,180
Sumitomo Metal Mining Co., Ltd.	7,000	84,607
ThyssenKrupp AG	5,089	100,920
voestalpine AG	1,703	52,120

		9,166,300

Paper & Forest Products (0.0%)
International Paper Co.	3,910	$147,407
Mondi plc	5,020	97,902
Oji Holdings Corp.	11,000	44,335
Stora Enso Oyj, Class R	7,051	63,410
UPM-Kymmene Oyj	6,585	121,959

		475,013

Total Materials		34,789,464

Telecommunication Services (3.8%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	57,881	1,991,685
Bezeq Israeli Telecommunication Corp., Ltd.	26,067	57,366
BT Group plc	109,194	754,663
CenturyLink, Inc.	5,070	127,561
Deutsche Telekom AG (Registered)	42,070	761,206
Elisa Oyj	1,939	72,922
Frontier Communications Corp.	11,008	51,407
HKT Trust & HKT Ltd.	37,414	47,717
Iliad S.A.	360	85,889
Inmarsat plc	6,041	100,652
Koninklijke KPN N.V.	40,111	151,460
Level 3 Communications, Inc.*	2,698	146,663
Nippon Telegraph & Telephone Corp.	9,656	383,361
Orange S.A.	26,341	441,906
PCCW Ltd.	61,000	35,735
Proximus SADP	2,116	68,649
Singapore Telecommunications Ltd.	1,288,450	3,315,925
Spark New Zealand Ltd.	23,871	53,803
Swisscom AG (Registered)	350	174,060
TDC A/S	10,686	53,010
Telecom Italia S.p.A.*	151,436	190,873
Telecom Italia S.p.A. (RNC)	82,364	84,244
Telefonica Deutschland Holding AG	7,950	42,443
Telefonica S.A.	406,859	4,490,768
Telenor ASA	114,709	1,908,327
TeliaSonera AB	34,526	171,690
Telstra Corp., Ltd.	54,576	221,444
TPG Telecom Ltd.	3,744	26,766
Verizon Communications, Inc.	38,283	1,769,440
Vivendi S.A.	14,975	322,462

		18,104,097

Wireless Telecommunication Services (1.5%)
China Mobile Ltd.	205,000	2,297,524
KDDI Corp.	22,500	582,457
Millicom International Cellular S.A. (SDR)	709	40,383
NTT DOCOMO, Inc.	18,800	385,316
SoftBank Group Corp.	60,100	3,028,700
StarHub Ltd.	8,019	20,858
Tele2 AB, Class B	4,200	41,720
Vodafone Group plc	1,716,686	5,552,663

		11,949,621

Total Telecommunication Services		30,053,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Utilities (1.4%)
Electric Utilities (0.7%)
American Electric Power Co., Inc.	4,683	$272,878
AusNet Services	31,897	34,268
Cheung Kong Infrastructure Holdings Ltd.	8,000	73,744
Chubu Electric Power Co., Inc.	9,000	123,106
Chugoku Electric Power Co., Inc.	4,100	53,964
CLP Holdings Ltd.	24,000	203,521
Contact Energy Ltd.	6,159	19,923
Duke Energy Corp.	6,517	465,249
Edison International	3,050	180,590
EDP – Energias de Portugal S.A.	22,708	81,611
Electricite de France S.A.	3,312	48,655
Endesa S.A.	4,346	87,070
Enel S.p.A.	93,449	390,877
Entergy Corp.	1,681	114,913
Eversource Energy	2,969	151,627
Exelon Corp.	8,652	240,266
FirstEnergy Corp.	3,954	125,460
Fortum Oyj	6,196	92,877
HK Electric Investments & HK Electric Investments Ltd. (b)§	21,000	17,592
Hokuriku Electric Power Co.	2,300	33,971
Iberdrola S.A.	72,456	513,664
Kansai Electric Power Co., Inc.*	9,700	116,062
Kyushu Electric Power Co., Inc.*	5,900	64,470
Mighty River Power Ltd.	11,822	22,329
NextEra Energy, Inc.	4,360	452,960
Pepco Holdings, Inc.	2,415	62,814
Pinnacle West Capital Corp.	1,029	66,350
Power Assets Holdings Ltd.	17,500	160,668
PPL Corp.	6,271	214,029
Red Electrica Corporacion S.A.	937	78,099
Shikoku Electric Power Co., Inc.	2,500	39,014
Southern Co.	8,615	403,096
SSE plc	12,825	287,185
Terna Rete Elettrica Nazionale S.p.A.	20,620	106,242
Tohoku Electric Power Co., Inc.	6,300	78,757
Tokyo Electric Power Co., Inc.*	20,100	115,608
Xcel Energy, Inc.	4,748	170,501

		5,764,010

Gas Utilities (0.1%)
AGL Resources, Inc.	1,115	71,148
APA Group	15,649	98,312
Enagas S.A.	1,556	43,782
Gas Natural SDG S.A.	5,149	104,600
Hong Kong & China Gas Co., Ltd.	85,520	167,309
Osaka Gas Co., Ltd.	26,000	93,750
Snam S.p.A.	27,293	142,732
Toho Gas Co., Ltd.	6,000	38,747
Tokyo Gas Co., Ltd.	27,000	126,828

		887,208

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	6,334	60,616
Electric Power Development Co., Ltd.	2,000	71,173
Enel Green Power S.p.A.	23,979	48,594

Meridian Energy Ltd.	18,290	$29,795
NRG Energy, Inc.	3,034	35,710

		245,888

Multi-Utilities (0.5%)
AGL Energy Ltd.	9,203	120,339
Ameren Corp.	2,271	98,175
CenterPoint Energy, Inc.	4,000	73,440
Centrica plc	68,300	219,381
CMS Energy Corp.	2,581	93,123
Consolidated Edison, Inc.	2,742	176,228
Dominion Resources, Inc.	5,640	381,490
DTE Energy Co.	1,680	134,719
DUET Group	23,876	39,565
E.ON SE	25,679	248,517
Engie S.A.	19,092	337,885
National Grid plc	49,420	679,733
NiSource, Inc.	2,967	57,886
PG&E Corp.	4,675	248,663
Public Service Enterprise Group, Inc.	4,735	183,197
RWE AG	6,804	86,728
SCANA Corp.	1,335	80,754
Sempra Energy	2,205	207,292
Suez Environnement Co. S.A.	3,905	73,067
TECO Energy, Inc.	2,185	58,230
Veolia Environnement S.A.	6,063	143,713
WEC Energy Group, Inc.	2,955	151,621

		3,893,746

Water Utilities (0.0%)
Severn Trent plc	3,369	108,045
United Utilities Group plc	9,661	133,141

		241,186

Total Utilities		11,032,038

Total Common Stocks (90.3%) (Cost $600,308,771)		723,433,260

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol S.A., expiring 1/7/16*	12,787	6,378

Total Energy		6,378

Financials (0.0%)
Banks (0.0%)
Unione di Banche Italiane S.p.A., expiring 1/12/16*†	12,356	—

Real Estate Investment Trusts (REITs) (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16*	1,117	42

Total Financials		42

Total Rights (0.0%) (Cost $6,431)		6,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (2.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	20,558,248	$20,558,248

Total Short-Term Investment (2.6%) (Cost $20,558,248)		20,558,248

Total Investments (92.9%) (Cost $620,873,450)		743,997,928
Other Assets Less Liabilities (7.1%)		57,194,254

Net Assets (100%)		$801,192,182

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	All or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $324,187 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $6,663,244 or 0.8% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Country Diversification
As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.0	#
Belgium	0.3
Canada	0.4
Chile	0.0	#
China	1.1
Denmark	0.4
Finland	0.2
France	5.1
Germany	4.6
Hong Kong	2.0
Ireland	1.2
Israel	1.1
Italy	1.5
Japan	7.5
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#
Netherlands	3.3
New Zealand	0.0	#
Norway	0.5
Portugal	0.3
Russia	0.3
Singapore	1.0
South Africa	0.0	#
South Korea	1.8
Spain	1.1
Sweden	0.9
Switzerland	4.9
Taiwan	0.2
Thailand	0.3
United Kingdom	10.9
United States	40.6
Cash and Other	7.1

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
AXA S.A.	$352,592	$291,777	$28,696	$701,263	$16,010	$1,152
BlackRock, Inc.	389,740	49,582	15,528	403,176	10,109	(76)
PNC Financial Services Group, Inc.	410,170	46,640	21,386	453,104	9,517	(687)

	$1,152,502	$387,999	$65,610	$1,557,543	$35,636	$389

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	422	March-16	$14,618,034	$15,051,531	$433,497
FTSE 100 Index	102	March-16	8,875,396	9,319,833	444,437
S&P 500 E-Mini Index	374	March-16	38,348,150	38,061,980	(286,170)
SPI 200 Index	40	March-16	3,565,483	3,830,776	265,293
TOPIX Index	74	March-16	9,695,713	9,527,434	(168,279)

					$688,778

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	384	$278,789	$274,890	$3,899
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	125	90,971	89,941	1,030
British Pound vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	602	887,146	903,780	(16,634)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	1,320	1,437,461	1,445,571	(8,110)
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	107,548	896,391	884,915	11,476

					$(8,339)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	71	$105,879	$105,354	$525
European Union Euro vs. U.S. Dollar, expiring 3/18/16	Morgan Stanley	102	110,046	110,576	(530)

					$(5)

					$(8,344)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 3,429,380, CAD 17, CHF 5,721, DKK 4,705, EUR 13,604,759, GBP 8,452,631, HKD 3,601, ILS 5,151, JPY 8,609,439, KRW 1, NOK 8,523, NZD 13,869, SEK 10,937, SGD 11,545 and TWD 1.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$45,126,528	$48,112,388	$—		$93,238,916
Consumer Staples	27,222,540	28,441,565	—		55,664,105
Energy	28,936,538	37,961,662	—		66,898,200
Financials	59,034,387	105,586,240	—		164,620,627
Health Care	63,101,973	50,995,951	—		114,097,924
Industrials	27,023,194	40,413,886	—		67,437,080
Information Technology	64,693,759	20,907,429	—		85,601,188
Materials	9,891,701	24,897,763	—		34,789,464
Telecommunication Services	4,086,756	25,966,962	—		30,053,718
Utilities	5,033,025	5,999,013	—		11,032,038
Forward Currency Contracts	—	16,930	—		16,930
Futures	1,143,227	—	—		1,143,227
Rights
Energy	—	6,378	—		6,378
Financials	—	42	—	(a)	42
Short-Term Investments	20,558,248	—	—		20,558,248

Total Assets	$355,851,876	$389,306,209	$—		$745,158,085

Liabilities:
Forward Currency Contracts	$—	$(25,274)	$—		$(25,274)
Futures	(454,449)	—	—		(454,449)

Total Liabilities	$(454,449)	$(25,274)	$—		$(479,723)

Total	$355,397,427	$389,280,935	$—		$744,678,362

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$16,930
Equity contracts	Receivables, Net assets - Unrealized appreciation	1,143,227	*

Total		$1,160,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(25,274)
Equity contracts	Payables, Net assets - Unrealized depreciation	(454,449)*

Total		$(479,723)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(578,183)	$(578,183)
Equity contracts	11,922,849	—	11,922,849

Total	$11,922,849	$(578,183)	$11,344,666

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$130,839	$130,839
Equity contracts	(2,756,470)	—	(2,756,470)

Total	$(2,756,470)	$130,839	$(2,625,631)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and held futures contracts as a substitute for investing in conventional securities, hedging in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $9,900,000 and futures contracts with an average notional balance of approximately $119,159,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$12,001	$—	$—	$12,001
Morgan Stanley	4,929	(4,929)	—	—

Total	$16,930	$(4,929)	$—	$12,001

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Morgan Stanley	$25,274	$(4,929)	$—	$20,345

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$155,885,822
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$95,130,481

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$205,747,190
Aggregate gross unrealized depreciation	(85,052,203)

Net unrealized appreciation	$120,694,987

Federal income tax cost of investments	$623,302,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,105,340)	$1,557,543
Unaffiliated Issuers (Cost $619,768,110)	742,440,385
Cash	18,574,221
Foreign cash (Cost $42,363,094)	34,160,280
Cash held as collateral at broker	4,213,360
Dividends, interest and other receivables	1,268,867
Receivable for securities sold	237,076
Unrealized appreciation on forward foreign currency contracts	16,930
Other assets	38,087

Total assets	802,506,749

LIABILITIES
Investment management fees payable	475,300
Due to broker for futures variation margin	287,729
Payable for securities purchased	260,173
Administrative fees payable	85,442
Distribution fees payable – Class IB	74,816
Unrealized depreciation on forward foreign currency contracts	25,274
Trustees’ fees payable	946
Distribution fees payable – Class IA	700
Accrued expenses	104,187

Total liabilities	1,314,567

NET ASSETS	$801,192,182

Net assets were comprised of:
Paid in capital	$733,348,083
Accumulated undistributed net investment income (loss)	(632,702)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(47,082,472)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	115,559,273

Net assets	$801,192,182

Class IA
Net asset value, offering and redemption price per share, $3,279,485 / 293,287 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.18

Class IB
Net asset value, offering and redemption price per share, $348,347,768 / 31,148,566 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.18

Class K
Net asset value, offering and redemption price per share, $449,564,929 / 40,214,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($35,636 of dividend income received from affiliates) (net of $980,490 foreign withholding tax)	$18,882,236
Interest	40,013

Total income	18,922,249

EXPENSES
Investment management fees	6,141,609
Administrative fees	1,084,473
Distribution fees – Class IB	936,801
Custodian fees	163,000
Professional fees	92,622
Printing and mailing expenses	39,314
Trustees’ fees	18,093
Distribution fees – Class IA	9,029
Miscellaneous	71,767

Gross expenses	8,556,708
Less: Waiver from investment manager	(20,839)

Net expenses	8,535,869

NET INVESTMENT INCOME (LOSS)	10,386,380

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($389 of realized gain (loss) from affiliates)	13,040,195
Futures	11,922,849
Foreign currency transactions	(9,050,038)

Net realized gain (loss)	15,913,006

Change in unrealized appreciation (depreciation) on:
Investments ($82,652 of change in unrealized appreciation (depreciation) from affiliates)	(47,285,090)
Futures	(2,756,470)
Foreign currency translations	3,907,926

Net change in unrealized appreciation (depreciation)	(46,133,634)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,220,628)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,834,248)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,386,380	$14,180,275
Net realized gain (loss) on investments, futures and foreign currency transactions	15,913,006	42,951,386
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(46,133,634)	(46,834,341)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,834,248)	10,297,320

DIVIDENDS:
Dividends from net investment income
Class IA	(644)	(54,065)
Class IB	(68,697)	(5,211,062)
Class K	(1,212,846)	(8,592,637)

TOTAL DIVIDENDS:	(1,282,187)	(13,857,764)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 10,851 and 64,967 shares, respectively ]	127,483	766,646
Capital shares issued in reinvestment of dividends [ 59 and 4,691 shares, respectively ]	644	54,065
Capital shares repurchased [ (49,646) and (52,473) shares, respectively ]	(582,744)	(613,946)

Total Class IA transactions	(454,617)	206,765

Class IB
Capital shares sold [ 3,735,200 and 5,494,983 shares, respectively ]	43,895,468	64,894,194
Capital shares issued in reinvestment of dividends [ 6,233 and 452,034 shares, respectively ]	68,697	5,211,062
Capital shares repurchased [ (4,772,121) and (4,647,638) shares, respectively ]	(55,444,336)	(54,407,055)

Total Class IB transactions	(11,480,171)	15,698,201

Class K
Capital shares sold [ 753,975 and 2,672,230 shares, respectively ]	8,895,855	31,533,791
Capital shares issued in reinvestment of dividends [ 110,096 and 745,708 shares, respectively ]	1,212,846	8,592,637
Capital shares repurchased [ (5,461,053) and (5,212,165) shares, respectively ]	(64,009,979)	(60,880,241)

Total Class K transactions	(53,901,278)	(20,753,813)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(65,836,066)	(4,848,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,952,501)	(8,409,291)
NET ASSETS:
Beginning of year	888,144,683	896,553,974

End of year (a)	$801,192,182	$888,144,683

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(632,702)	$(790,977)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.49	$11.52	$9.15	$7.76	$8.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.17	0.08	0.10	0.12
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.43)	(0.04)	2.37	1.41	(0.83)

Total from investment operations	(0.31)	0.13	2.45	1.51	(0.71)

Less distributions:
Dividends from net investment income	— #	(0.16)	(0.08)	(0.12)	(0.17)

Net asset value, end of year	$11.18	$11.49	$11.52	$9.15	$7.76

Total return	(2.68)%	1.16%	26.84%	19.40%	(8.11)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,279	$3,814	$3,628	$2,374	$1,418
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.12%	1.13%	1.16%	1.17%	0.90	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.12%	1.13%	1.16%	1.17%	0.90	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	1.12%	1.13%	1.16%	1.17%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.04%	1.44%	0.77%	1.16%	1.39%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.44%	0.77%	1.16%	1.39%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.44%	0.77%	1.16%	1.38%
Portfolio turnover rate^	13%	15%	13%	12%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.49	$11.53	$9.15	$7.76	$8.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.17	0.08	0.10	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.43)	(0.05)	2.38	1.41	(0.83)

Total from investment operations	(0.31)	0.12	2.46	1.51	(0.73)

Less distributions:
Dividends from net investment income	— #	(0.16)	(0.08)	(0.12)	(0.15)

Net asset value, end of year	$11.18	$11.49	$11.53	$9.15	$7.76

Total return	(2.68)%	1.07%	26.95%	19.40%	(8.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$348,348	$369,694	$355,915	$233,645	$201,451
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.12%	1.13%	1.16%	1.17%	1.15%
After waivers, reimbursements and fees paid indirectly (f)	1.12%	1.13%	1.16%	1.17%	1.15%
Before waivers, reimbursements and fees paid indirectly (f)	1.12%	1.13%	1.16%	1.17%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.04%	1.44%	0.74%	1.20%	1.18%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.44%	0.74%	1.20%	1.18%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.44%	0.74%	1.20%	1.17%
Portfolio turnover rate^	13%	15%	13%	12%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$11.48	$11.52	$9.14	$7.76	$7.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.20	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.42)	(0.05)	2.38	1.40	0.02

Total from investment operations	(0.27)	0.15	2.49	1.52	0.06

Less distributions:
Dividends from net investment income	(0.03)	(0.19)	(0.11)	(0.14)	(0.16)

Net asset value, end of period	$11.18	$11.48	$11.52	$9.14	$7.76

Total return (b)	(2.35)%	1.34%	27.30%	19.58%	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$449,565	$514,637	$537,011	$482,429	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.88%	0.91%	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.87%	0.88%	0.91%	0.92%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.87%	0.88%	0.91%	0.92%	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.29%	1.69%	1.03%	1.45%	1.54%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.29%	1.69%	1.03%	1.46%	1.54%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.29%	1.69%	1.03%	1.45%	1.54%
Portfolio turnover rate^	13%	15%	13%	12%	8%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	0.37%	10.33%	11.17%
Portfolio – Class K Shares**	0.63	N/A	14.35
S&P 500 Index	1.38	12.57	13.49
Volatility Managed Index – Large Cap Core	2.79	12.08	13.05
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.37% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core, returned 1.38% and 2.79%, respectively, over the same period.

Portfolio Highlights

Equity market volatility drove losses in large-cap stocks in August/early September, although a late-year rally brought stocks back into modestly positive territory. The S&P 500 Index ended the year with a rise of 1.38%. After accounting for fees, the Portfolio roughly matched its primary benchmark, the S&P 500 Index.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	18.4%
Financials	14.6
Health Care	13.5
Consumer Discretionary	11.4
Consumer Staples	8.9
Industrials	8.9
Energy	5.8
Utilities	2.7
Materials	2.5
Telecommunication Services	2.1
Cash and Other	11.2

100.0%

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$996.40	$4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.21
Class K
Actual	1,000.00	997.50	2.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.30	2.93

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.4%)
Auto Components (0.3%)
BorgWarner, Inc.	79,515	$3,437,433
Delphi Automotive plc	97,399	8,350,016
Goodyear Tire & Rubber Co.	94,688	3,093,457
Johnson Controls, Inc.	229,248	9,053,004

		23,933,910

Automobiles (0.6%)
Ford Motor Co.	1,379,527	19,437,535
General Motors Co.	499,094	16,974,187
Harley-Davidson, Inc.	66,853	3,034,458

		39,446,180

Distributors (0.1%)
Genuine Parts Co.	53,135	4,563,765

Diversified Consumer Services (0.0%)
H&R Block, Inc.	82,642	2,752,805

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	162,243	8,838,999
Chipotle Mexican Grill, Inc.*	10,916	5,238,043
Darden Restaurants, Inc.	42,494	2,704,318
Marriott International, Inc., Class A	67,052	4,495,166
McDonald’s Corp.	323,679	38,239,437
Royal Caribbean Cruises Ltd.	60,130	6,085,758
Starbucks Corp.	523,401	31,419,762
Starwood Hotels & Resorts Worldwide, Inc.	59,718	4,137,263
Wyndham Worldwide Corp.	41,548	3,018,462
Wynn Resorts Ltd.	28,717	1,986,929
Yum! Brands, Inc.	153,744	11,230,999

		117,395,136

Household Durables (0.4%)
D.R. Horton, Inc.	114,451	3,665,866
Garmin Ltd.	40,871	1,519,175
Harman International Industries, Inc.	25,152	2,369,570
Leggett & Platt, Inc.	47,672	2,003,177
Lennar Corp., Class A	65,026	3,180,422
Mohawk Industries, Inc.*	22,280	4,219,609
Newell Rubbermaid, Inc.	93,996	4,143,344
PulteGroup, Inc.	110,698	1,972,638
Whirlpool Corp.	27,486	4,036,869

		27,110,670

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	135,462	91,557,411
Expedia, Inc.	41,044	5,101,769
Netflix, Inc.*	150,910	17,261,086
Priceline Group, Inc.*	17,557	22,384,297
TripAdvisor, Inc.*	39,692	3,383,743

		139,688,306

Leisure Products (0.1%)
Hasbro, Inc.	38,837	2,616,060
Mattel, Inc.	119,297	3,241,300

		5,857,360

Media (2.7%)
Cablevision Systems Corp. – New York Group, Class A	76,615	$2,444,019
CBS Corp. (Non-Voting), Class B	151,719	7,150,516
Comcast Corp., Class A	860,711	48,569,922
Discovery Communications, Inc., Class A*	52,419	1,398,539
Discovery Communications, Inc., Class C*	89,635	2,260,595
Interpublic Group of Cos., Inc.	144,202	3,357,023
News Corp., Class A	133,020	1,777,147
News Corp., Class B	36,313	506,930
Omnicom Group, Inc.	85,153	6,442,676
Scripps Networks Interactive, Inc., Class A	32,896	1,816,188
TEGNA, Inc.	78,562	2,004,902
Time Warner Cable, Inc.	100,227	18,601,129
Time Warner, Inc.	281,954	18,233,965
Twenty-First Century Fox, Inc., Class A	412,696	11,208,823
Twenty-First Century Fox, Inc., Class B	151,134	4,115,379
Viacom, Inc., Class B	121,784	5,012,629
Walt Disney Co.	535,985	56,321,304

		191,221,686

Multiline Retail (0.5%)
Dollar General Corp.	103,277	7,422,518
Dollar Tree, Inc.*	82,268	6,352,735
Kohl’s Corp.	65,464	3,118,050
Macy’s, Inc.	108,784	3,805,264
Nordstrom, Inc.	48,839	2,432,671
Target Corp.	217,165	15,768,351

		38,899,589

Specialty Retail (2.3%)
Advance Auto Parts, Inc.	25,663	3,862,538
AutoNation, Inc.*	26,973	1,609,209
AutoZone, Inc.*	10,821	8,028,208
Bed Bath & Beyond, Inc.*	59,647	2,877,968
Best Buy Co., Inc.	101,524	3,091,406
CarMax, Inc.*	69,690	3,761,169
GameStop Corp., Class A	36,775	1,031,171
Gap, Inc.	82,001	2,025,425
Home Depot, Inc.	446,941	59,107,947
L Brands, Inc.	90,053	8,628,879
Lowe’s Cos., Inc.	321,761	24,466,707
O’Reilly Automotive, Inc.*	34,841	8,829,406
Ross Stores, Inc.	141,530	7,615,729
Signet Jewelers Ltd.	28,002	3,463,567
Staples, Inc.	227,422	2,153,686
Tiffany & Co.	38,850	2,963,867
TJX Cos., Inc.	236,364	16,760,571
Tractor Supply Co.	47,604	4,070,142
Urban Outfitters, Inc.*	32,559	740,717

		165,088,312

Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	95,886	3,138,349
Fossil Group, Inc.*	14,428	527,488
Hanesbrands, Inc.	134,569	3,960,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Michael Kors Holdings Ltd.*	63,505	$2,544,010
NIKE, Inc., Class B	475,198	29,699,875
PVH Corp.	28,585	2,105,285
Ralph Lauren Corp.	20,652	2,302,285
Under Armour, Inc., Class A*	63,076	5,084,556
VF Corp.	119,349	7,429,475

		56,791,689

Total Consumer Discretionary		812,749,408

Consumer Staples (8.9%)
Beverages (2.1%)
Brown-Forman Corp., Class B	35,323	3,506,867
Coca-Cola Co.	1,379,704	59,272,084
Coca-Cola Enterprises, Inc.	73,913	3,639,476
Constellation Brands, Inc., Class A	61,641	8,780,144
Dr. Pepper Snapple Group, Inc.	66,905	6,235,546
Molson Coors Brewing Co., Class B	55,393	5,202,511
Monster Beverage Corp.*	53,300	7,939,568
PepsiCo, Inc.	512,969	51,255,863

		145,832,059

Food & Staples Retailing (2.1%)
Costco Wholesale Corp.	154,039	24,877,299
CVS Health Corp.	390,622	38,191,113
Kroger Co.	344,956	14,429,509
Sysco Corp.	185,042	7,586,722
Walgreens Boots Alliance, Inc.	308,579	26,277,045
Wal-Mart Stores, Inc.	553,106	33,905,398
Whole Foods Market, Inc.	119,730	4,010,955

		149,278,041

Food Products (1.5%)
Archer-Daniels-Midland Co.	207,999	7,629,403
Campbell Soup Co.	63,292	3,325,995
ConAgra Foods, Inc.	151,321	6,379,693
General Mills, Inc.	209,855	12,100,239
Hershey Co.	51,195	4,570,178
Hormel Foods Corp.	47,304	3,740,800
J.M. Smucker Co.	41,942	5,173,126
Kellogg Co.	89,229	6,448,580
Keurig Green Mountain, Inc.	41,493	3,733,540
Kraft Heinz Co.	210,926	15,346,976
McCormick & Co., Inc. (Non-Voting)	40,710	3,483,148
Mead Johnson Nutrition Co.	68,601	5,416,049
Mondelez International, Inc., Class A	560,186	25,118,740
Tyson Foods, Inc., Class A	103,167	5,501,896

		107,968,363

Household Products (1.7%)
Church & Dwight Co., Inc.	46,228	3,923,832
Clorox Co.	45,090	5,718,765
Colgate-Palmolive Co.	315,492	21,018,077
Kimberly-Clark Corp.	127,677	16,253,282
Procter & Gamble Co.	959,107	76,162,687

		123,076,643

Personal Products (0.1%)
Estee Lauder Cos., Inc., Class A	79,164	$6,971,182

Tobacco (1.4%)
Altria Group, Inc.	691,404	40,246,627
Philip Morris International, Inc.	546,065	48,004,574
Reynolds American, Inc.	294,722	13,601,420

		101,852,621

Total Consumer Staples		634,978,909

Energy (5.8%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	152,775	7,050,566
Cameron International Corp.*	67,125	4,242,300
Diamond Offshore Drilling, Inc.	21,870	461,457
Ensco plc, Class A	83,373	1,283,110
FMC Technologies, Inc.*	80,983	2,349,317
Halliburton Co.	304,690	10,371,648
Helmerich & Payne, Inc.	37,262	1,995,380
National Oilwell Varco, Inc.	129,060	4,322,219
Schlumberger Ltd.	446,170	31,120,358
Transocean Ltd.	119,741	1,482,394

		64,678,749

Oil, Gas & Consumable Fuels (4.9%)
Anadarko Petroleum Corp.	178,056	8,649,960
Apache Corp.	132,483	5,891,519
Cabot Oil & Gas Corp.	146,194	2,586,172
Chesapeake Energy Corp.	175,888	791,496
Chevron Corp.	663,697	59,706,182
Cimarex Energy Co.	33,107	2,959,104
Columbia Pipeline Group, Inc.	136,383	2,727,660
ConocoPhillips Co.	436,068	20,360,015
CONSOL Energy, Inc.	81,014	640,011
Devon Energy Corp.	135,411	4,333,152
EOG Resources, Inc.	194,932	13,799,236
EQT Corp.	53,650	2,796,775
Exxon Mobil Corp.	1,468,014	114,431,691
Hess Corp.	84,526	4,097,820
Kinder Morgan, Inc.	645,298	9,627,846
Marathon Oil Corp.	237,351	2,988,249
Marathon Petroleum Corp.	187,921	9,741,825
Murphy Oil Corp.	56,107	1,259,602
Newfield Exploration Co.*	56,157	1,828,472
Noble Energy, Inc.	148,984	4,906,043
Occidental Petroleum Corp.	270,529	18,290,466
ONEOK, Inc.	72,077	1,777,419
Phillips 66	167,825	13,728,085
Pioneer Natural Resources Co.	52,332	6,561,386
Range Resources Corp.	58,975	1,451,375
Southwestern Energy Co.*	131,321	933,692
Spectra Energy Corp.	235,310	5,633,321
Tesoro Corp.	41,287	4,350,411
Valero Energy Corp.	169,736	12,002,033
Williams Cos., Inc.	239,121	6,145,410

		344,996,428

Total Energy		409,675,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Financials (14.6%)
Banks (5.4%)
Bank of America Corp.	3,669,174	$61,752,198
BB&T Corp.	278,275	10,521,578
Citigroup, Inc.	1,049,957	54,335,275
Comerica, Inc.	62,703	2,622,866
Fifth Third Bancorp	281,536	5,658,874
Huntington Bancshares, Inc./Ohio	281,471	3,113,069
JPMorgan Chase & Co.	1,296,155	85,585,115
KeyCorp	296,191	3,906,759
M&T Bank Corp.	56,057	6,792,987
People’s United Financial, Inc.	107,846	1,741,713
PNC Financial Services Group, Inc.‡	179,050	17,065,256
Regions Financial Corp.	464,374	4,457,990
SunTrust Banks, Inc./Georgia	177,200	7,591,248
U.S. Bancorp	580,190	24,756,707
Wells Fargo & Co.	1,640,737	89,190,463
Zions Bancorp	70,355	1,920,692

		381,012,790

Capital Markets (1.9%)
Affiliated Managers Group, Inc.*	18,865	3,013,872
Ameriprise Financial, Inc.	60,677	6,457,246
Bank of New York Mellon Corp.	383,325	15,800,657
BlackRock, Inc.‡	44,327	15,094,230
Charles Schwab Corp.	425,326	14,005,985
E*TRADE Financial Corp.*	102,105	3,026,392
Franklin Resources, Inc.	130,220	4,794,700
Goldman Sachs Group, Inc.	139,831	25,201,741
Invesco Ltd.	150,264	5,030,839
Legg Mason, Inc.	38,331	1,503,725
Morgan Stanley	534,029	16,987,463
Northern Trust Corp.	76,718	5,530,601
State Street Corp.	143,042	9,492,267
T. Rowe Price Group, Inc.	87,148	6,230,211

		132,169,929

Consumer Finance (0.7%)
American Express Co.	294,910	20,510,990
Capital One Financial Corp.	187,606	13,541,401
Discover Financial Services	149,058	7,992,490
Navient Corp.	131,017	1,500,145
Synchrony Financial*	292,231	8,886,745

		52,431,771

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B*	660,518	87,214,797
CME Group, Inc./Illinois	120,373	10,905,794
Intercontinental Exchange, Inc.	41,847	10,723,712
Leucadia National Corp.	116,490	2,025,761
McGraw Hill Financial, Inc.	95,510	9,415,376
Moody’s Corp.	61,078	6,128,566
Nasdaq, Inc.	40,778	2,372,056

		128,786,062

Insurance (2.4%)
ACE Ltd.	115,129	$13,452,824
Aflac, Inc.	150,957	9,042,324
Allstate Corp.	136,507	8,475,720
American International Group, Inc.	436,132	27,027,100
Aon plc	96,195	8,870,141
Assurant, Inc.	23,199	1,868,447
Chubb Corp.	81,001	10,743,973
Cincinnati Financial Corp.	51,948	3,073,763
Hartford Financial Services Group, Inc.	145,402	6,319,171
Lincoln National Corp.	87,958	4,420,769
Loews Corp.	95,473	3,666,163
Marsh & McLennan Cos., Inc.	182,403	10,114,246
MetLife, Inc.	391,462	18,872,383
Principal Financial Group, Inc.	96,076	4,321,498
Progressive Corp.	205,367	6,530,671
Prudential Financial, Inc.	158,074	12,868,804
Torchmark Corp.	40,254	2,300,919
Travelers Cos., Inc.	107,237	12,102,768
Unum Group	87,037	2,897,462
XL Group plc	105,960	4,151,513

		171,120,659

Real Estate Investment Trusts (REITs) (2.4%)
American Tower Corp. (REIT)	150,339	14,575,366
Apartment Investment & Management Co. (REIT), Class A	53,981	2,160,859
AvalonBay Communities, Inc. (REIT)	48,248	8,883,904
Boston Properties, Inc. (REIT)	53,827	6,865,096
Crown Castle International Corp. (REIT)	116,981	10,113,007
Equinix, Inc. (REIT)	21,844	6,605,626
Equity Residential (REIT)	127,609	10,411,618
Essex Property Trust, Inc. (REIT)	23,043	5,516,725
Four Corners Property Trust, Inc. (REIT)*	1	16
General Growth Properties, Inc. (REIT)	204,877	5,574,703
HCP, Inc. (REIT)	167,359	6,399,808
Host Hotels & Resorts, Inc. (REIT)	263,265	4,038,485
Iron Mountain, Inc. (REIT)	66,110	1,785,631
Kimco Realty Corp. (REIT)	144,802	3,831,461
Macerich Co. (REIT)	47,194	3,808,084
Plum Creek Timber Co., Inc. (REIT)	61,544	2,936,880
Prologis, Inc. (REIT)	183,704	7,884,576
Public Storage (REIT)	52,299	12,954,462
Realty Income Corp. (REIT)	87,479	4,516,541
Simon Property Group, Inc. (REIT)	109,446	21,280,680
SL Green Realty Corp. (REIT)	34,915	3,944,697
Ventas, Inc. (REIT)	116,541	6,576,409
Vornado Realty Trust (REIT)	62,104	6,207,916
Welltower, Inc. (REIT)	126,265	8,589,808
Weyerhaeuser Co. (REIT)	180,223	5,403,085

		170,865,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	101,607	$3,513,570

Total Financials		1,039,900,224

Health Care (13.5%)
Biotechnology (2.8%)
Alexion Pharmaceuticals, Inc.*	79,267	15,120,180
Amgen, Inc.	265,763	43,141,308
Baxalta, Inc.	189,820	7,408,675
Biogen, Inc.*	78,782	24,134,866
Celgene Corp.*	277,081	33,183,220
Gilead Sciences, Inc.	507,978	51,402,294
Regeneron Pharmaceuticals, Inc.*	27,442	14,897,438
Vertex Pharmaceuticals, Inc.*	87,366	10,993,264

		200,281,245

Health Care Equipment & Supplies (1.9%)
Abbott Laboratories	526,547	23,647,226
Baxter International, Inc.	196,291	7,488,502
Becton, Dickinson and Co.	74,929	11,545,810
Boston Scientific Corp.*	471,051	8,686,180
C.R. Bard, Inc.	26,007	4,926,766
DENTSPLY International, Inc.	49,225	2,995,341
Edwards Lifesciences Corp.*	75,368	5,952,565
Intuitive Surgical, Inc.*	13,328	7,279,220
Medtronic plc	495,667	38,126,706
St. Jude Medical, Inc.	98,751	6,099,849
Stryker Corp.	110,865	10,303,793
Varian Medical Systems, Inc.*	34,828	2,814,102
Zimmer Biomet Holdings, Inc.	59,874	6,142,474

		136,008,534

Health Care Providers & Services (2.5%)
Aetna, Inc.	123,952	13,401,690
AmerisourceBergen Corp.	68,890	7,144,582
Anthem, Inc.	91,685	12,784,556
Cardinal Health, Inc.	116,923	10,437,716
Cigna Corp.	91,598	13,403,535
DaVita HealthCare Partners, Inc.*	59,671	4,159,666
Express Scripts Holding Co.*	239,022	20,892,913
HCA Holdings, Inc.*	109,169	7,383,100
Henry Schein, Inc.*	29,231	4,624,052
Humana, Inc.	51,924	9,268,953
Laboratory Corp. of America Holdings*	35,260	4,359,546
McKesson Corp.	80,445	15,866,167
Patterson Cos., Inc.	30,496	1,378,724
Quest Diagnostics, Inc.	50,553	3,596,341
Tenet Healthcare Corp.*	34,733	1,052,410
UnitedHealth Group, Inc.	336,123	39,541,510
Universal Health Services, Inc., Class B	32,154	3,842,082

		173,137,543

Health Care Technology (0.1%)
Cerner Corp.*	107,643	6,476,879

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	116,156	4,856,482
Illumina, Inc.*	51,734	9,930,083

PerkinElmer, Inc.	39,265	$2,103,426
Thermo Fisher Scientific, Inc.	141,047	20,007,517
Waters Corp.*	28,964	3,897,975

		40,795,483

Pharmaceuticals (5.6%)
AbbVie, Inc.	576,625	34,159,265
Allergan plc*	138,994	43,435,625
Bristol-Myers Squibb Co.	588,330	40,471,221
Eli Lilly & Co.	344,129	28,996,310
Endo International plc*	73,004	4,469,305
Johnson & Johnson	975,141	100,166,483
Mallinckrodt plc*	40,591	3,029,306
Merck & Co., Inc.	983,637	51,955,706
Mylan N.V.*	144,722	7,825,118
Perrigo Co. plc	51,271	7,418,914
Pfizer, Inc.	2,175,663	70,230,402
Zoetis, Inc.	160,888	7,709,753

		399,867,408

Total Health Care		956,567,092

Industrials (8.9%)
Aerospace & Defense (2.4%)
Boeing Co.	222,154	32,121,247
General Dynamics Corp.	104,746	14,387,911
Honeywell International, Inc.	271,667	28,136,551
L-3 Communications Holdings, Inc.	26,626	3,182,073
Lockheed Martin Corp.	92,722	20,134,582
Northrop Grumman Corp.	64,286	12,137,840
Precision Castparts Corp.	49,010	11,370,810
Raytheon Co.	106,393	13,249,120
Rockwell Collins, Inc.	46,185	4,262,876
Textron, Inc.	96,932	4,072,113
United Technologies Corp.	290,300	27,889,121

		170,944,244

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	49,819	3,089,774
Expeditors International of Washington, Inc.	66,300	2,990,130
FedEx Corp.	93,371	13,911,345
United Parcel Service, Inc., Class B	244,803	23,557,393

		43,548,642

Airlines (0.6%)
American Airlines Group, Inc.	220,927	9,356,258
Delta Air Lines, Inc.	275,082	13,943,907
Southwest Airlines Co.	226,820	9,766,869
United Continental Holdings, Inc.*	132,404	7,586,749

		40,653,783

Building Products (0.1%)
Allegion plc	33,237	2,190,983
Masco Corp.	120,656	3,414,565

		5,605,548

Commercial Services & Supplies (0.4%)
ADT Corp.	59,397	1,958,913
Cintas Corp.	31,460	2,864,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Pitney Bowes, Inc.	71,605	$1,478,643
Republic Services, Inc.	84,427	3,713,944
Stericycle, Inc.*	29,772	3,590,503
Tyco International plc	147,740	4,711,429
Waste Management, Inc.	147,416	7,867,592

		26,185,457

Construction & Engineering (0.1%)
Fluor Corp.	50,802	2,398,870
Jacobs Engineering Group, Inc.*	43,288	1,815,932
Quanta Services, Inc.*	56,297	1,140,014

		5,354,816

Electrical Equipment (0.4%)
AMETEK, Inc.	84,878	4,548,612
Eaton Corp. plc	163,857	8,527,118
Emerson Electric Co.	230,325	11,016,445
Rockwell Automation, Inc.	47,004	4,823,081

		28,915,256

Industrial Conglomerates (2.3%)
3M Co.	217,079	32,700,780
Danaher Corp.	210,463	19,547,803
General Electric Co.	3,327,118	103,639,726
Roper Technologies, Inc.	35,283	6,696,361

		162,584,670

Machinery (1.0%)
Caterpillar, Inc.	205,199	13,945,324
Cummins, Inc.	58,233	5,125,086
Deere & Co.	109,270	8,334,023
Dover Corp.	54,892	3,365,429
Flowserve Corp.	46,584	1,960,255
Illinois Tool Works, Inc.	115,482	10,702,872
Ingersoll-Rand plc	93,005	5,142,246
PACCAR, Inc.	124,415	5,897,271
Parker-Hannifin Corp.	48,516	4,705,082
Pentair plc	63,184	3,129,504
Snap-on, Inc.	20,154	3,455,000
Stanley Black & Decker, Inc.	51,948	5,544,410
Xylem, Inc.	62,875	2,294,937

		73,601,439

Professional Services (0.2%)
Dun & Bradstreet Corp.	12,865	1,337,060
Equifax, Inc.	41,444	4,615,618
Nielsen Holdings plc	128,583	5,991,968
Robert Half International, Inc.	47,596	2,243,675
Verisk Analytics, Inc.*	54,330	4,176,890

		18,365,211

Road & Rail (0.7%)
CSX Corp.	344,795	8,947,430
J.B. Hunt Transport Services, Inc.	32,467	2,381,779
Kansas City Southern	38,763	2,894,433
Norfolk Southern Corp.	105,635	8,935,665
Ryder System, Inc.	18,694	1,062,380
Union Pacific Corp.	301,012	23,539,139

		47,760,826

Trading Companies & Distributors (0.1%)
Fastenal Co.	101,702	$4,151,476
United Rentals, Inc.*	33,292	2,415,002
W.W. Grainger, Inc.	20,301	4,112,779

		10,679,257

Total Industrials		634,199,149

Information Technology (18.4%)
Communications Equipment (1.3%)
Cisco Systems, Inc.	1,789,633	48,597,484
F5 Networks, Inc.*	25,093	2,433,017
Harris Corp.	43,528	3,782,583
Juniper Networks, Inc.	124,006	3,422,566
Motorola Solutions, Inc.	56,352	3,857,294
QUALCOMM, Inc.	530,029	26,493,500

		88,586,444

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	108,355	5,659,382
Corning, Inc.	417,130	7,625,137
FLIR Systems, Inc.	49,648	1,393,619
TE Connectivity Ltd.	136,184	8,798,848

		23,476,986

Internet Software & Services (3.8%)
Akamai Technologies, Inc.*	62,669	3,298,270
Alphabet, Inc., Class A*	102,682	79,887,623
Alphabet, Inc., Class C*	104,698	79,453,218
eBay, Inc.*	386,136	10,611,017
Facebook, Inc., Class A*	800,221	83,751,130
VeriSign, Inc.*	35,204	3,075,421
Yahoo!, Inc.*	309,290	10,286,985

		270,363,664

IT Services (3.3%)
Accenture plc, Class A	220,532	23,045,594
Alliance Data Systems Corp.*	21,532	5,955,105
Automatic Data Processing, Inc.	163,265	13,831,811
Cognizant Technology Solutions Corp., Class A*	213,637	12,822,493
CSRA, Inc.	47,668	1,430,040
Fidelity National Information Services, Inc.	98,694	5,980,856
Fiserv, Inc.*	80,203	7,335,366
International Business Machines Corp.	314,480	43,278,738
MasterCard, Inc., Class A	349,793	34,055,846
Paychex, Inc.	112,675	5,959,381
PayPal Holdings, Inc.*	393,931	14,260,302
Teradata Corp.*	49,195	1,299,732
Total System Services, Inc.	59,468	2,961,506
Visa, Inc., Class A	686,361	53,227,296
Western Union Co.	179,616	3,216,923
Xerox Corp.	327,299	3,479,188

		232,140,177

Semiconductors & Semiconductor Equipment (2.2%)
Analog Devices, Inc.	109,942	6,081,991
Applied Materials, Inc.	405,093	7,563,086
Avago Technologies Ltd.	92,460	13,420,569
Broadcom Corp., Class A	199,251	11,520,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

First Solar, Inc.*	26,800	$1,768,532
Intel Corp.	1,660,871	57,217,006
KLA-Tencor Corp.	55,214	3,829,091
Lam Research Corp.	55,444	4,403,363
Linear Technology Corp.	84,035	3,568,967
Microchip Technology, Inc.	69,969	3,256,357
Micron Technology, Inc.*	390,640	5,531,462
NVIDIA Corp.	179,472	5,915,397
Qorvo, Inc.*	47,863	2,436,227
Skyworks Solutions, Inc.	66,853	5,136,316
Texas Instruments, Inc.	356,453	19,537,189
Xilinx, Inc.	90,659	4,258,253

		155,444,499

Software (3.9%)
Activision Blizzard, Inc.	176,308	6,824,883
Adobe Systems, Inc.*	176,437	16,574,492
Autodesk, Inc.*	79,282	4,830,652
CA, Inc.	110,302	3,150,225
Citrix Systems, Inc.*	53,908	4,078,140
Electronic Arts, Inc.*	109,266	7,508,760
Intuit, Inc.	93,036	8,977,974
Microsoft Corp.	2,817,180	156,297,147
Oracle Corp.	1,128,578	41,226,954
Red Hat, Inc.*	64,310	5,325,511
salesforce.com, Inc.*	219,933	17,242,747
Symantec Corp.	239,800	5,035,800

		277,073,285

Technology Hardware, Storage & Peripherals (3.6%)
Apple, Inc.	1,966,409	206,984,211
EMC Corp.	683,470	17,551,510
Hewlett Packard Enterprise Co.	633,140	9,623,728
HP, Inc.	633,140	7,496,378
NetApp, Inc.	98,874	2,623,127
SanDisk Corp.	69,152	5,254,860
Seagate Technology plc	105,862	3,880,901
Western Digital Corp.	80,756	4,849,398

		258,264,113

Total Information Technology		1,305,349,168

Materials (2.5%)
Chemicals (1.9%)
Air Products and Chemicals, Inc.	69,256	9,010,898
Airgas, Inc.	23,254	3,216,493
CF Industries Holdings, Inc.	82,059	3,348,828
Dow Chemical Co.	396,581	20,415,990
E.I. du Pont de Nemours & Co.	309,055	20,583,063
Eastman Chemical Co.	52,166	3,521,727
Ecolab, Inc.	94,732	10,835,446
FMC Corp.	46,411	1,816,063
International Flavors & Fragrances, Inc.	28,008	3,350,877
LyondellBasell Industries N.V., Class A	126,754	11,014,923
Monsanto Co.	156,142	15,383,110
Mosaic Co.	118,222	3,261,745
PPG Industries, Inc.	94,887	9,376,733
Praxair, Inc.	100,408	10,281,779
Sherwin-Williams Co.	27,770	7,209,092

		132,626,767

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	23,496	$3,209,084
Vulcan Materials Co.	46,682	4,433,389

		7,642,473

Containers & Packaging (0.2%)
Avery Dennison Corp.	31,509	1,974,354
Ball Corp.	48,630	3,536,860
Owens-Illinois, Inc.*	56,237	979,648
Sealed Air Corp.	67,928	3,029,589
WestRock Co.	91,777	4,186,867

		13,707,318

Metals & Mining (0.2%)
Alcoa, Inc.	459,080	4,531,120
Freeport-McMoRan, Inc.	399,567	2,705,068
Newmont Mining Corp.	186,457	3,354,361
Nucor Corp.	112,019	4,514,366

		15,104,915

Paper & Forest Products (0.1%)
International Paper Co.	146,417	5,519,921

Total Materials		174,601,394

Telecommunication Services (2.1%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	2,168,022	74,601,637
CenturyLink, Inc.	189,851	4,776,651
Frontier Communications Corp.	402,550	1,879,908
Level 3 Communications, Inc.*	101,022	5,491,556
Verizon Communications, Inc.	1,433,916	66,275,598

Total Telecommunication Services		153,025,350

Utilities (2.7%)
Electric Utilities (1.6%)
American Electric Power Co., Inc.	175,318	10,215,780
Duke Energy Corp.	244,008	17,419,731
Edison International	114,196	6,761,545
Entergy Corp.	62,924	4,301,485
Eversource Energy	111,168	5,677,350
Exelon Corp.	322,303	8,950,354
FirstEnergy Corp.	148,068	4,698,198
NextEra Energy, Inc.	163,243	16,959,315
Pepco Holdings, Inc.	87,342	2,271,765
Pinnacle West Capital Corp.	39,209	2,528,196
PPL Corp.	240,515	8,208,777
Southern Co.	322,569	15,093,004
Xcel Energy, Inc.	177,775	6,383,900

		109,469,400

Gas Utilities (0.0%)
AGL Resources, Inc.	42,416	2,706,565

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	238,030	2,277,947
NRG Energy, Inc.	112,851	1,328,256

		3,606,203

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Multi-Utilities (1.0%)
Ameren Corp.	85,092	$3,678,527
CenterPoint Energy, Inc.	152,086	2,792,299
CMS Energy Corp.	97,172	3,505,966
Consolidated Edison, Inc.	102,651	6,597,380
Dominion Resources, Inc.	211,170	14,283,539
DTE Energy Co.	62,906	5,044,432
NiSource, Inc.	110,802	2,161,747
PG&E Corp.	175,044	9,310,590
Public Service Enterprise Group, Inc.	177,303	6,859,853
SCANA Corp.	50,336	3,044,825
Sempra Energy	82,549	7,760,432

TECO Energy, Inc.	81,559	$2,173,547
WEC Energy Group, Inc.	110,646	5,677,246

		72,890,383

Total Utilities		188,672,551

Total Investments (88.8%) (Cost $5,161,208,893)		6,309,718,422
Other Assets Less Liabilities (11.2%)		797,388,768

Net Assets (100%)		$7,107,107,190

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$11,385,068	$4,579,669	$183,340	$15,094,230	$329,335	$1,503
PNC Financial Services Group, Inc.	12,000,668	4,589,503	—	17,065,256	303,332	—

	$23,385,736	$9,169,172	$183,340	$32,159,486	$632,667	$1,503

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	7,843	March-16	$803,793,342	$798,182,110	$(5,611,232)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$812,749,408	$—	$—	$812,749,408
Consumer Staples	634,978,909	—	—	634,978,909
Energy	409,675,177	—	—	409,675,177
Financials	1,039,900,224	—	—	1,039,900,224
Health Care	956,567,092	—	—	956,567,092
Industrials	634,199,149	—	—	634,199,149
Information Technology	1,305,349,168	—	—	1,305,349,168
Materials	174,601,394	—	—	174,601,394
Telecommunication Services	153,025,350	—	—	153,025,350
Utilities	188,672,551	—	—	188,672,551

Total Assets	$6,309,718,422	$—	$—	$6,309,718,422

Liabilities:
Futures	$(5,611,232)	$—	$—	$(5,611,232)

Total Liabilities	$(5,611,232)	$—	$—	$(5,611,232)

Total	$6,304,107,190	$—	$—	$6,304,107,190

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(5,611,232	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$52,580,835	$52,580,835

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(11,902,070)	$(11,902,070)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held futures contracts with an average notional balance of approximately $1,186,484,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$2,046,927,652
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$213,033,270

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,357,826,416
Aggregate gross unrealized depreciation	(208,759,286)

Net unrealized appreciation	$1,149,067,130

Federal income tax cost of investments	$5,160,651,292

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $25,522,338)	$32,159,486
Unaffiliated Issuers (Cost $5,135,686,555)	6,277,558,936
Cash	764,828,846
Cash held as collateral at broker	35,926,800
Dividends, interest and other receivables	8,441,092
Other assets	19,448

Total assets	7,118,934,608

LIABILITIES
Due to broker for futures variation margin	7,524,890
Investment management fees payable	2,545,168
Administrative fees payable	814,819
Payable for securities purchased	802,175
Distribution fees payable – Class IB	41,157
Trustees’ fees payable	4,292
Accrued expenses	94,917

Total liabilities	11,827,418

NET ASSETS	$7,107,107,190

Net assets were comprised of:
Paid in capital	$5,971,554,420
Accumulated undistributed net investment income (loss)	1,513,133
Accumulated undistributed net realized gain (loss) on investments and futures	(8,858,660)
Net unrealized appreciation (depreciation) on investments and futures	1,142,898,297

Net assets	$7,107,107,190

Class IB
Net asset value, offering and redemption price per share, $191,918,729 / 10,250,765 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.72

Class K
Net asset value, offering and redemption price per share, $6,915,188,461 / 366,842,592 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($632,667 of dividend income received from affiliates) (net of $7,073 foreign withholding tax)	$122,284,314
Interest	1,008,098

Total income	123,292,412

EXPENSES
Investment management fees	29,254,093
Administrative fees	9,166,905
Distribution fees – Class IB	499,193
Printing and mailing expenses	257,249
Trustees’ fees	131,875
Custodian fees	121,400
Professional fees	90,706
Distribution fees – Class IA (b)	1
Miscellaneous	143,075

Gross expenses	39,664,497
Less: Waiver from investment manager	(177,505)

Net expenses	39,486,992

NET INVESTMENT INCOME (LOSS)	83,805,420

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($1,503 of realized gain (loss) from affiliates)	31,781,608
Futures	52,580,835

Net realized gain (loss)	84,362,443

Change in unrealized appreciation (depreciation) on:
Investments ($(212,082) of change in unrealized appreciation (depreciation) from affiliates)	(113,789,528)
Futures	(11,902,070)

Net change in unrealized appreciation (depreciation)	(125,691,598)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(41,329,155)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,476,265

(b)	After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$83,805,420	$50,058,768
Net realized gain (loss) on investments and futures	84,362,443	195,861,703
Net change in unrealized appreciation (depreciation) on investments and futures	(125,691,598)	416,737,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,476,265	662,657,812

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA (b)	—	(11)
Class IB	(1,810,866)	(1,141,678)
Class K	(81,646,554)	(47,993,909)

	(83,457,420)	(49,135,598)

Distributions from net realized capital gains
Class IA (b)	—	(68)
Class IB	(3,424,242)	(6,812,786)
Class K	(119,347,453)	(192,069,644)

	(122,771,695)	(198,882,498)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(206,229,115)	(248,018,096)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 4 shares, respectively ]	—	79
Capital shares repurchased [ (106) and 0 shares, respectively ]	(2,094)	—

Total Class IA transactions	(2,094)	79

Class IB
Capital shares sold [ 1,302,780 and 1,324,820 shares, respectively ]	24,941,868	24,569,724
Capital shares issued in reinvestment of dividends and distributions [ 285,525 and 414,607 shares, respectively ]	5,235,108	7,954,464
Capital shares repurchased [ (1,983,509) and (2,102,960) shares, respectively ]	(38,349,466)	(38,942,742)

Total Class IB transactions	(8,172,490)	(6,418,554)

Class K
Capital shares sold [ 55,539,708 and 72,104,077 shares, respectively ]	1,074,246,682	1,344,808,501
Capital shares issued in reinvestment of dividends and distributions [ 10,883,525 and 12,422,279 shares, respectively ]	200,994,007	240,063,553
Capital shares repurchased [ (10,229,003) and (19,547,394) shares, respectively ]	(200,300,239)	(367,244,837)

Total Class K transactions	1,074,940,450	1,217,627,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,066,765,866	1,211,208,742

TOTAL INCREASE (DECREASE) IN NET ASSETS	903,013,016	1,625,848,458
NET ASSETS:
Beginning of year	6,204,094,174	4,578,245,716

End of year (a)	$7,107,107,190	$6,204,094,174

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,513,133	$1,073,154

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012	2011
Net asset value, beginning of period	$19.32	$17.85	$14.65	$13.00	$13.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.13	0.05	0.10	0.12
Net realized and unrealized gain (loss) on investments and futures	0.33	2.11	4.46	1.82	(0.61)

Total from investment operations	0.37	2.24	4.51	1.92	(0.49)

Less distributions:
Dividends from net investment income	—	(0.11)	(0.08)	(0.08)	(0.09)
Distributions from net realized gains	—	(0.66)	(1.23)	(0.19)	(0.18)

Total dividends and distributions	—	(0.77)	(1.31)	(0.27)	(0.27)

Net asset value, end of period	$19.69	$19.32	$17.85	$14.65	$13.00

Total return	1.92%	12.57%	31.01%	14.81%	(3.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2	$157	$137
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.83%	0.85%	0.87%	0.88%	0.61%
Before waivers and reimbursements (f)	0.83%	0.85%	0.87%	0.88%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.70%	0.70%	0.31%	0.71%	0.82%
Before waivers and reimbursements (f)	0.70%	0.70%	0.31%	0.71%	0.80%
Portfolio turnover rate^	4%	3%	4%	3%	2%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.18	$17.73	$14.56	$12.92	$13.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.13	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments and futures	(0.13)	2.09	4.38	1.81	(0.62)

Total from investment operations	0.06	2.22	4.48	1.91	(0.53)

Less distributions:
Dividends from net investment income	(0.18)	(0.11)	(0.08)	(0.08)	(0.06)
Distributions from net realized gains	(0.34)	(0.66)	(1.23)	(0.19)	(0.18)

Total dividends and distributions	(0.52)	(0.77)	(1.31)	(0.27)	(0.24)

Net asset value, end of year	$18.72	$19.18	$17.73	$14.56	$12.92

Total return	0.37%	12.53%	31.00%	14.82%	(3.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$191,919	$204,231	$195,146	$160,258	$110,368
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.83%	0.86%	0.87%	0.88%	0.86%
Before waivers and reimbursements (f)	0.84%	0.86%	0.87%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.99%	0.70%	0.58%	0.71%	0.65%
Before waivers and reimbursements (f)	0.99%	0.70%	0.58%	0.71%	0.64%
Portfolio turnover rate^	4%	3%	4%	3%	2%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$19.31	$17.84	$14.65	$13.00	$12.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.18	0.14	0.14	0.05
Net realized and unrealized gain (loss) on investments and futures	(0.13)	2.11	4.40	1.82	0.50

Total from investment operations	0.11	2.29	4.54	1.96	0.55

Less distributions:
Dividends from net investment income	(0.23)	(0.16)	(0.12)	(0.12)	(0.09)
Distributions from net realized gains	(0.34)	(0.66)	(1.23)	(0.19)	—

Total dividends and distributions	(0.57)	(0.82)	(1.35)	(0.31)	(0.09)

Net asset value, end of period	$18.85	$19.31	$17.84	$14.65	$13.00

Total return (b)	0.63%	12.86%	31.26%	15.10%	4.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,915,188	$5,999,861	$4,383,098	$2,533,172	$1,674,676
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.58%	0.60%	0.62%	0.63%	0.62%
Before waivers and reimbursements (a)(f)	0.59%	0.60%	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.26%	0.95%	0.84%	0.96%	1.01%
Before waivers and reimbursements (a)(f)	1.26%	0.95%	0.84%	0.96%	1.01%
Portfolio turnover rate^	4%	3%	4%	3%	2%
*	Commencement of Operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(3.13)%	8.21%	11.46%
Portfolio – Class K Shares**	(2.90)	N/A	12.71
S&P MidCap 400 Index	(2.18)	10.68	14.12
Volatility Managed Index-Mid Cap Core	(0.90)	9.47	12.89
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.13)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P MidCap 400 Index and Volatility Managed Index — Mid Cap Core, returned (2.18)% and (0.90)%, respectively, over the same period.

Portfolio Highlights

U.S. mid-cap stocks underperformed the broader equity markets during the mid-year downdraft, and U.S. mid-cap stocks represented by the Portfolio’s primary benchmark, the S&P MidCap 400 Index, declined by (2.18)% for the year. The Portfolio roughly matched the primary benchmark (after accounting for fees).

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	24.4%
Information Technology	15.0
Industrials	13.6
Consumer Discretionary	11.5
Health Care	8.9
Materials	5.8
Utilities	4.5
Consumer Staples	3.2
Energy	2.7
Telecommunication Services	0.1
Cash and Other	10.3

100.0%

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$933.80	$4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35
Class K
Actual	1,000.00	934.90	2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.16	3.08

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.5%)
Auto Components (0.4%)
Dana Holding Corp.	59,021	$814,490
Gentex Corp.	112,636	1,803,302

		2,617,792

Automobiles (0.2%)
Thor Industries, Inc.	17,594	987,903

Distributors (0.5%)
LKQ Corp.*	117,982	3,495,807

Diversified Consumer Services (0.6%)
DeVry Education Group, Inc.	22,130	560,110
Graham Holdings Co., Class B	1,727	837,543
Service Corp. International	75,928	1,975,647
Sotheby’s, Inc.	22,982	592,016

		3,965,316

Hotels, Restaurants & Leisure (1.9%)
Brinker International, Inc.	22,755	1,091,102
Buffalo Wild Wings, Inc.*	7,330	1,170,235
Cheesecake Factory, Inc.	17,365	800,700
Cracker Barrel Old Country Store, Inc.	9,245	1,172,543
Domino’s Pizza, Inc.	21,105	2,347,931
Dunkin’ Brands Group, Inc.	35,756	1,522,848
International Speedway Corp., Class A	10,281	346,675
Jack in the Box, Inc.	13,818	1,059,979
Panera Bread Co., Class A*	9,183	1,788,665
Wendy’s Co.	84,427	909,279

		12,209,957

Household Durables (2.3%)
CalAtlantic Group, Inc.	29,191	1,106,923
Jarden Corp.*	79,907	4,564,288
KB Home	35,129	433,141
M.D.C. Holdings, Inc.	15,081	385,018
NVR, Inc.*	1,421	2,334,703
Tempur Sealy International, Inc.*	24,050	1,694,563
Toll Brothers, Inc.*	62,934	2,095,702
TRI Pointe Group, Inc.*	55,986	709,343
Tupperware Brands Corp.	19,547	1,087,790

		14,411,471

Internet & Catalog Retail (0.1%)
HSN, Inc.	12,426	629,626

Leisure Products (0.8%)
Brunswick Corp.	35,058	1,770,780
Polaris Industries, Inc.	23,490	2,018,965
Vista Outdoor, Inc.*	23,898	1,063,700

		4,853,445

Media (1.4%)
AMC Networks, Inc., Class A*	23,638	1,765,286
Cable One, Inc.	1,711	741,992
Cinemark Holdings, Inc.	41,053	1,372,402
DreamWorks Animation SKG, Inc., Class A*	27,321	704,062
John Wiley & Sons, Inc., Class A	18,999	855,525
Live Nation Entertainment, Inc.*	56,059	1,377,370

Meredith Corp.	14,485	$626,476
New York Times Co., Class A	47,438	636,618
Time, Inc.	42,262	662,245

		8,741,976

Multiline Retail (0.2%)
Big Lots, Inc.	19,148	737,964
J.C. Penney Co., Inc.*	117,858	784,934

		1,522,898

Specialty Retail (2.3%)
Aaron’s, Inc.	24,925	558,071
Abercrombie & Fitch Co., Class A	25,931	700,137
American Eagle Outfitters, Inc.	69,236	1,073,158
Ascena Retail Group, Inc.*	67,631	666,165
Cabela’s, Inc.*	18,828	879,832
Chico’s FAS, Inc.	53,595	571,859
CST Brands, Inc.	29,099	1,138,935
Dick’s Sporting Goods, Inc.	34,781	1,229,508
Foot Locker, Inc.	53,014	3,450,681
Guess?, Inc.	24,217	457,217
Murphy USA, Inc.*	15,119	918,328
Office Depot, Inc.*	190,212	1,072,796
Rent-A-Center, Inc.	20,463	306,331
Williams-Sonoma, Inc.	32,134	1,876,947

		14,899,965

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	20,102	1,789,681
Deckers Outdoor Corp.*	12,583	593,918
Kate Spade & Co.*	49,260	875,350
Skechers USA, Inc., Class A*	50,179	1,515,908

		4,774,857

Total Consumer Discretionary		73,111,013

Consumer Staples (3.2%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	3,645	735,962

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	15,141	1,823,733
SUPERVALU, Inc.*	101,911	690,957
United Natural Foods, Inc.*	19,323	760,553

		3,275,243

Food Products (2.1%)
Dean Foods Co.	35,283	605,103
Flowers Foods, Inc.	72,118	1,549,816
Hain Celestial Group, Inc.*	40,032	1,616,893
Ingredion, Inc.	27,658	2,650,743
Lancaster Colony Corp.	7,496	865,488
Post Holdings, Inc.*	23,964	1,478,579
Tootsie Roll Industries, Inc.	6,882	217,402
TreeHouse Foods, Inc.*	16,763	1,315,225
WhiteWave Foods Co.*	68,030	2,647,047

		12,946,296

Household Products (0.1%)
Energizer Holdings, Inc.	23,998	817,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Personal Products (0.4%)
Avon Products, Inc.	167,888	$679,947
Edgewell Personal Care Co.	23,192	1,817,557

		2,497,504

Total Consumer Staples		20,272,377

Energy (2.7%)
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.	22,366	228,804
Dril-Quip, Inc.*	14,909	883,060
Nabors Industries Ltd.	109,434	931,283
Noble Corp. plc	93,368	985,032
Oceaneering International, Inc.	37,647	1,412,516
Oil States International, Inc.*	19,341	527,042
Patterson-UTI Energy, Inc.	56,571	853,091
Rowan Cos., plc, Class A	48,143	816,024
Superior Energy Services, Inc.	58,057	782,028

		7,418,880

Oil, Gas & Consumable Fuels (1.5%)
California Resources Corp.	119,160	277,643
Denbury Resources, Inc.	137,610	277,972
Energen Corp.	30,628	1,255,442
Gulfport Energy Corp.*	41,671	1,023,856
HollyFrontier Corp.	70,563	2,814,758
QEP Resources, Inc.	61,865	828,991
SM Energy Co.	26,033	511,809
Western Refining, Inc.	26,774	953,690
World Fuel Services Corp.	27,193	1,045,843
WPX Energy, Inc.*	90,582	519,940

		9,509,944

Total Energy		16,928,824

Financials (24.4%)
Banks (5.0%)
Associated Banc-Corp	57,772	1,083,225
BancorpSouth, Inc.	32,692	784,281
Bank of Hawaii Corp.	16,735	1,052,631
Bank of the Ozarks, Inc.	31,406	1,553,341
Cathay General Bancorp	29,005	908,727
Commerce Bancshares, Inc./Missouri	32,429	1,379,530
Cullen/Frost Bankers, Inc.	21,121	1,267,260
East West Bancorp, Inc.	55,739	2,316,513
First Horizon National Corp.	92,472	1,342,693
First Niagara Financial Group, Inc.	137,556	1,492,483
FirstMerit Corp.	63,974	1,193,115
Fulton Financial Corp.	67,231	874,675
Hancock Holding Co.	30,057	756,535
International Bancshares Corp.	21,506	552,704
PacWest Bancorp	43,722	1,884,418
Prosperity Bancshares, Inc.	25,348	1,213,155
Signature Bank/New York*	19,418	2,978,139
SVB Financial Group*	19,963	2,373,601
Synovus Financial Corp.	50,257	1,627,322
TCF Financial Corp.	65,183	920,384
Trustmark Corp.	26,069	600,630
Umpqua Holdings Corp.	85,108	1,353,217
Valley National Bancorp	86,223	849,296

Webster Financial Corp.	35,375	1,315,596

		31,673,471

Capital Markets (1.9%)
Eaton Vance Corp.	45,253	1,467,555
Federated Investors, Inc., Class B	36,643	1,049,822
Janus Capital Group, Inc.	55,856	787,011
Raymond James Financial, Inc.	49,104	2,846,559
SEI Investments Co.	53,271	2,791,400
Stifel Financial Corp.*	26,712	1,131,520
Waddell & Reed Financial, Inc., Class A	32,182	922,336
WisdomTree Investments, Inc.	44,083	691,222

		11,687,425

Consumer Finance (0.2%)
SLM Corp.*	164,262	1,070,988

Diversified Financial Services (1.4%)
CBOE Holdings, Inc.	31,849	2,067,000
FactSet Research Systems, Inc.	16,043	2,608,111
MarketAxess Holdings, Inc.	14,351	1,601,428
MSCI, Inc.	35,803	2,582,470

		8,859,009

Insurance (5.0%)
Alleghany Corp.*	6,012	2,873,315
American Financial Group, Inc./Ohio	27,667	1,994,238
Arthur J. Gallagher & Co.	68,275	2,795,179
Aspen Insurance Holdings Ltd.	23,387	1,129,592
Brown & Brown, Inc.	45,493	1,460,325
CNO Financial Group, Inc.	71,814	1,370,929
Endurance Specialty Holdings Ltd.	23,665	1,514,323
Everest Reinsurance Group Ltd.	16,626	3,044,054
First American Financial Corp.	41,828	1,501,625
Genworth Financial, Inc., Class A*	191,136	712,937
Hanover Insurance Group, Inc.	16,702	1,358,541
Kemper Corp.	18,737	697,953
Mercury General Corp.	12,416	578,213
Old Republic International Corp.	94,007	1,751,351
Primerica, Inc.	18,664	881,501
Reinsurance Group of America, Inc.	25,348	2,168,522
RenaissanceReinsurance Holdings Ltd.	16,942	1,917,665
StanCorp Financial Group, Inc.	16,439	1,872,073
W. R. Berkley Corp.	37,976	2,079,186

		31,701,522

Real Estate Investment Trusts (REITs) (9.8%)
Alexandria Real Estate Equities, Inc. (REIT)	27,994	2,529,538
American Campus Communities, Inc. (REIT)	43,339	1,791,634
BioMed Realty Trust, Inc. (REIT)	78,536	1,860,518
Camden Property Trust (REIT)	33,650	2,582,974
Care Capital Properties, Inc. (REIT)	32,381	989,887
Communications Sales & Leasing, Inc. (REIT)	46,252	864,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Corporate Office Properties Trust (REIT)	36,480	$796,358
Corrections Corp. of America (REIT)	45,157	1,196,209
Douglas Emmett, Inc. (REIT)	54,044	1,685,092
Duke Realty Corp. (REIT)	133,146	2,798,729
Equity One, Inc. (REIT)	28,421	771,630
Extra Space Storage, Inc. (REIT)	47,682	4,206,029
Federal Realty Investment Trust (REIT)	26,779	3,912,412
Highwoods Properties, Inc. (REIT)	36,774	1,603,346
Hospitality Properties Trust (REIT)	58,286	1,524,179
Kilroy Realty Corp. (REIT)	35,704	2,259,349
Lamar Advertising Co. (REIT), Class A	31,832	1,909,283
LaSalle Hotel Properties (REIT)	43,590	1,096,724
Liberty Property Trust (REIT)	57,025	1,770,626
Mack-Cali Realty Corp. (REIT)	34,239	799,481
Mid-America Apartment Communities, Inc. (REIT)	29,075	2,640,301
National Retail Properties, Inc. (REIT)	52,586	2,106,069
Omega Healthcare Investors, Inc. (REIT)	63,526	2,222,140
Post Properties, Inc. (REIT)	20,761	1,228,221
Potlatch Corp. (REIT)	15,697	474,677
Rayonier, Inc. (REIT)	47,710	1,059,162
Regency Centers Corp. (REIT)	36,489	2,485,631
Senior Housing Properties Trust (REIT)	91,331	1,355,352
Sovran Self Storage, Inc. (REIT)	13,975	1,499,657
Tanger Factory Outlet Centers, Inc. (REIT)	36,457	1,192,144
Taubman Centers, Inc. (REIT)	23,175	1,777,986
UDR, Inc. (REIT)	101,287	3,805,353
Urban Edge Properties (REIT)	35,725	837,751
Weingarten Realty Investors (REIT)	43,987	1,521,071
WP Glimcher, Inc. (REIT)	71,462	758,212

		61,912,175

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	18,010	635,933
Jones Lang LaSalle, Inc.	17,415	2,783,962
RMR Group, Inc., Class A*	1	19

		3,419,914

Thrifts & Mortgage Finance (0.6%)
New York Community Bancorp, Inc.	187,444	3,059,086
Washington Federal, Inc.	36,183	862,241

		3,921,327

Total Financials		154,245,831

Health Care (8.9%)
Biotechnology (0.5%)
United Therapeutics Corp.*	17,626	2,760,408

Health Care Equipment & Supplies (3.9%)
Align Technology, Inc.*	27,783	$1,829,511
Cooper Cos., Inc.	18,802	2,523,228
Halyard Health, Inc.*	17,958	599,977
Hill-Rom Holdings, Inc.	22,062	1,060,300
Hologic, Inc.*	95,075	3,678,452
IDEXX Laboratories, Inc.*	35,119	2,560,877
LivaNova plc*	16,567	983,583
ResMed, Inc.	53,764	2,886,589
Sirona Dental Systems, Inc.*	21,660	2,373,286
STERIS plc	33,130	2,496,014
Teleflex, Inc.	16,026	2,106,618
West Pharmaceutical Services, Inc.	27,763	1,671,888

		24,770,323

Health Care Providers & Services (2.6%)
Amsurg Corp.*	20,956	1,592,656
Centene Corp.*	45,886	3,019,757
Community Health Systems, Inc.*	45,547	1,208,362
Health Net, Inc.*	30,035	2,056,196
LifePoint Health, Inc.*	16,820	1,234,588
MEDNAX, Inc.*	36,443	2,611,505
Molina Healthcare, Inc.*	15,729	945,785
Owens & Minor, Inc.	24,362	876,545
VCA, Inc.*	31,246	1,718,530
WellCare Health Plans, Inc.*	16,994	1,329,101

		16,593,025

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	72,747	1,118,849

Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A*	8,108	1,124,255
Bio-Techne Corp.	14,337	1,290,330
Charles River Laboratories International, Inc.*	18,012	1,447,985
Mettler-Toledo International, Inc.*	10,566	3,583,248
PAREXEL International Corp.*	20,563	1,400,751

		8,846,569

Pharmaceuticals (0.3%)
Akorn, Inc.*	30,826	1,150,118
Catalent, Inc.*	37,077	928,037

		2,078,155

Total Health Care		56,167,329

Industrials (13.6%)
Aerospace & Defense (1.5%)
B/E Aerospace, Inc.	40,352	1,709,714
Esterline Technologies Corp.*	11,417	924,777
Huntington Ingalls Industries, Inc.	18,153	2,302,708
KLX, Inc.*	20,355	626,730
Orbital ATK, Inc.	22,717	2,029,537
Teledyne Technologies, Inc.*	13,636	1,209,513
Triumph Group, Inc.	19,014	755,807

		9,558,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Airlines (1.1%)
Alaska Air Group, Inc.	48,742	$3,924,218
JetBlue Airways Corp.*	121,743	2,757,479

		6,681,697

Building Products (1.2%)
A.O. Smith Corp.	28,894	2,213,569
Fortune Brands Home & Security, Inc.	61,827	3,431,399
Lennox International, Inc.	15,559	1,943,319

		7,588,287

Commercial Services & Supplies (1.6%)
Clean Harbors, Inc.*	20,045	834,874
Copart, Inc.*	39,324	1,494,705
Deluxe Corp.	18,952	1,033,642
Herman Miller, Inc.	23,020	660,674
HNI Corp.	17,166	619,006
MSA Safety, Inc.	12,149	528,117
R.R. Donnelley & Sons Co.	80,494	1,184,872
Rollins, Inc.	36,193	937,399
Waste Connections, Inc.	47,186	2,657,516

		9,950,805

Construction & Engineering (0.5%)
AECOM*	58,602	1,759,818
Granite Construction, Inc.	15,156	650,344
KBR, Inc.	55,664	941,835

		3,351,997

Electrical Equipment (1.1%)
Acuity Brands, Inc.	16,910	3,953,558
Hubbell, Inc.	20,992	2,121,032
Regal Beloit Corp.	17,290	1,011,811

		7,086,401

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	25,100	2,226,119

Machinery (3.7%)
AGCO Corp.	28,397	1,288,940
CLARCOR, Inc.	19,356	961,606
Crane Co.	18,987	908,338
Donaldson Co., Inc.	47,628	1,365,018
Graco, Inc.	21,592	1,556,135
IDEX Corp.	29,573	2,265,588
ITT Corp.	34,468	1,251,878
Joy Global, Inc.	37,526	473,203
Kennametal, Inc.	30,591	587,347
Lincoln Electric Holdings, Inc.	25,461	1,321,171
Nordson Corp.	20,718	1,329,060
Oshkosh Corp.	28,877	1,127,358
Terex Corp.	41,753	771,595
Timken Co.	27,604	789,198
Toro Co.	21,277	1,554,710
Trinity Industries, Inc.	58,778	1,411,848
Valmont Industries, Inc.	8,936	947,395
Wabtec Corp.	37,205	2,646,020
Woodward, Inc.	22,013	1,093,166

		23,649,574

Marine (0.2%)
Kirby Corp.*	20,739	1,091,286

Professional Services (1.1%)
CEB, Inc.	12,649	$776,522
FTI Consulting, Inc.*	16,052	556,362
ManpowerGroup, Inc.	28,438	2,397,039
Towers Watson & Co., Class A	26,815	3,444,655

		7,174,578

Road & Rail (0.7%)
Genesee & Wyoming, Inc., Class A*	21,883	1,174,898
Landstar System, Inc.	16,771	983,619
Old Dominion Freight Line, Inc.*	26,619	1,572,385
Werner Enterprises, Inc.	17,198	402,261

		4,133,163

Trading Companies & Distributors (0.6%)
GATX Corp.	16,195	689,097
MSC Industrial Direct Co., Inc., Class A	18,632	1,048,423
NOW, Inc.*	41,358	654,284
Watsco, Inc.	9,888	1,158,181

		3,549,985

Total Industrials		86,042,678

Information Technology (15.0%)
Communications Equipment (0.9%)
ARRIS Group, Inc.*	51,894	1,586,399
Ciena Corp.*	48,710	1,007,810
InterDigital, Inc.	13,457	659,931
NetScout Systems, Inc.*	38,140	1,170,898
Plantronics, Inc.	13,009	616,887
Polycom, Inc.*	51,240	645,112

		5,687,037

Electronic Equipment, Instruments & Components (3.4%)
Arrow Electronics, Inc.*	36,016	1,951,347
Avnet, Inc.	51,009	2,185,226
Belden, Inc.	16,088	767,076
Cognex Corp.	32,738	1,105,562
FEI Co.	15,788	1,259,725
Ingram Micro, Inc., Class A	60,468	1,837,018
IPG Photonics Corp.*	14,012	1,249,310
Jabil Circuit, Inc.	73,059	1,701,544
Keysight Technologies, Inc.*	65,751	1,862,726
Knowles Corp.*	34,042	453,780
National Instruments Corp.	38,483	1,104,077
SYNNEX Corp.	11,124	1,000,381
Tech Data Corp.*	13,585	901,772
Trimble Navigation Ltd.*	96,791	2,076,167
Vishay Intertechnology, Inc.	52,389	631,287
Zebra Technologies Corp., Class A*	20,053	1,396,691

		21,483,689

Internet Software & Services (0.4%)
j2 Global, Inc.	17,950	1,477,644
Rackspace Hosting, Inc.*	44,044	1,115,194

		2,592,838

IT Services (3.7%)
Acxiom Corp.*	30,166	631,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Broadridge Financial Solutions, Inc.	45,866	$2,464,380
Computer Sciences Corp.	53,791	1,757,890
Convergys Corp.	37,806	940,991
CoreLogic, Inc.*	33,807	1,144,705
DST Systems, Inc.	12,562	1,432,822
Gartner, Inc.*	31,950	2,897,865
Global Payments, Inc.	50,162	3,235,951
Jack Henry & Associates, Inc.	30,890	2,411,273
Leidos Holdings, Inc.	24,974	1,405,037
MAXIMUS, Inc.	25,121	1,413,056
NeuStar, Inc., Class A*	10,582	253,650
Science Applications International Corp.	15,752	721,127
VeriFone Systems, Inc.*	44,751	1,253,923
WEX, Inc.*	14,914	1,318,398

		23,282,141

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc.*	250,461	718,823
Atmel Corp.	163,029	1,403,680
Cree, Inc.*	39,819	1,061,973
Cypress Semiconductor Corp.*	129,084	1,266,314
Fairchild Semiconductor International, Inc.*	43,566	902,252
Integrated Device Technology, Inc.*	56,625	1,492,069
Intersil Corp., Class A	50,870	649,101
Silicon Laboratories, Inc.*	14,925	724,459
SunEdison, Inc.*	121,153	616,669
Synaptics, Inc.*	14,027	1,126,929
Teradyne, Inc.	79,334	1,639,834

		11,602,103

Software (4.3%)
ACI Worldwide, Inc.*	45,799	980,099
ANSYS, Inc.*	34,391	3,181,167
Cadence Design Systems, Inc.*	114,774	2,388,447
CDK Global, Inc.	61,584	2,923,392
CommVault Systems, Inc.*	15,973	628,537
Fair Isaac Corp.	11,983	1,128,559
Fortinet, Inc.*	56,539	1,762,321
Manhattan Associates, Inc.*	28,251	1,869,369
Mentor Graphics Corp.	39,106	720,332
PTC, Inc.*	44,440	1,538,957
SolarWinds, Inc.*	24,314	1,432,095
Solera Holdings, Inc.	25,900	1,420,097
Synopsys, Inc.*	60,392	2,754,479
Tyler Technologies, Inc.*	12,550	2,187,716
Ultimate Software Group, Inc.*	11,117	2,173,485

		27,089,052

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp.*	40,552	352,397
Diebold, Inc.	25,023	752,942
Lexmark International, Inc., Class A	24,191	784,998
NCR Corp.*	47,706	1,166,889

		3,057,226

Total Information Technology		94,794,086

Materials (5.8%)
Chemicals (2.8%)
Albemarle Corp.	43,290	$2,424,673
Ashland, Inc.	24,296	2,495,199
Cabot Corp.	24,174	988,233
Chermours Co.	69,862	374,460
Minerals Technologies, Inc.	13,402	614,616
NewMarket Corp.	3,889	1,480,659
Olin Corp.	63,457	1,095,268
PolyOne Corp.	33,326	1,058,434
RPM International, Inc.	51,408	2,265,036
Scotts Miracle-Gro Co., Class A	17,715	1,142,795
Sensient Technologies Corp.	17,341	1,089,362
Valspar Corp.	28,229	2,341,595

		17,370,330

Construction Materials (0.2%)
Eagle Materials, Inc.	19,384	1,171,375

Containers & Packaging (1.3%)
AptarGroup, Inc.	24,156	1,754,933
Bemis Co., Inc.	37,057	1,656,077
Greif, Inc., Class A	9,896	304,896
Packaging Corp. of America	37,331	2,353,720
Silgan Holdings, Inc.	15,566	836,206
Sonoco Products Co.	38,935	1,591,273

		8,497,105

Metals & Mining (1.2%)
Allegheny Technologies, Inc.	42,144	474,120
Carpenter Technology Corp.	19,058	576,886
Commercial Metals Co.	44,855	614,065
Compass Minerals International, Inc.	12,991	977,833
Reliance Steel & Aluminum Co.	27,641	1,600,690
Royal Gold, Inc.	25,156	917,439
Steel Dynamics, Inc.	93,307	1,667,396
United States Steel Corp.	56,214	448,588
Worthington Industries, Inc.	17,469	526,516

		7,803,533

Paper & Forest Products (0.3%)
Domtar Corp.	24,149	892,305
Louisiana-Pacific Corp.*	54,969	989,992

		1,882,297

Total Materials		36,724,640

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	36,274	939,134

Total Telecommunication Services		939,134

Utilities (4.5%)
Electric Utilities (1.7%)
Cleco Corp.	23,339	1,218,529
Great Plains Energy, Inc.	59,391	1,621,968
Hawaiian Electric Industries, Inc.	41,450	1,199,978
IDACORP, Inc.	19,428	1,321,104
OGE Energy Corp.	77,011	2,024,619
PNM Resources, Inc.	30,736	939,600
Westar Energy, Inc.	54,507	2,311,642

		10,637,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Gas Utilities (1.5%)
Atmos Energy Corp.	39,260	$2,474,951
National Fuel Gas Co.	32,576	1,392,624
ONE Gas, Inc.	20,042	1,005,507
Questar Corp.	66,892	1,303,056
UGI Corp.	66,563	2,247,167
WGL Holdings, Inc.	19,190	1,208,778

		9,632,083

Independent Power and Renewable Electricity Producers (0.0%)
Talen Energy Corp.*	24,731	154,074

Multi-Utilities (1.0%)
Alliant Energy Corp.	43,886	2,740,681
Black Hills Corp.	19,770	917,921

MDU Resources Group, Inc.	75,158	1,376,894
Vectren Corp.	31,885	1,352,562

		6,388,058

Water Utilities (0.3%)
Aqua America, Inc.	68,053	2,027,979

Total Utilities		28,839,634

Total Investments (89.7%) (Cost $522,408,475)		568,065,546
Other Assets Less Liabilities (10.3%)		65,076,374

Net Assets (100%)		$633,141,920

*	Non-income producing.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	470	March-16	$65,852,775	$65,494,500	$(358,275)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$73,111,013	$—	$—	$73,111,013
Consumer Staples	20,272,377	—	—	20,272,377
Energy	16,928,824	—	—	16,928,824
Financials	154,245,831	—	—	154,245,831
Health Care	56,167,329	—	—	56,167,329
Industrials	86,042,678	—	—	86,042,678
Information Technology	94,794,086	—	—	94,794,086
Materials	36,724,640	—	—	36,724,640
Telecommunication Services	939,134	—	—	939,134
Utilities	28,839,634	—	—	28,839,634

Total Assets	$568,065,546	$—	$—	$568,065,546

Liabilities:
Futures	$(358,275)	$—	$—	$(358,275)

Total Liabilities	$(358,275)	$—	$—	$(358,275)

Total	$567,707,271	$—	$—	$567,707,271

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(358,275	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$4,521,436	$4,521,436

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(3,096,303)	$(3,096,303)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $92,134,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$172,357,692
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 34%)*	$112,327,316

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$99,099,285
Aggregate gross unrealized depreciation	(53,464,127)

Net unrealized appreciation	$45,635,158

Federal income tax cost of investments	$522,430,388

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $522,408,475)	$568,065,546
Cash	61,920,729
Cash held as collateral at broker	3,136,100
Dividends, interest and other receivables	546,992
Receivable for securities sold	520,552
Other assets	1,974

Total assets	634,191,893

LIABILITIES
Due to broker for futures variation margin	605,733
Investment management fees payable	238,966
Distribution fees payable –Class IB	85,026
Administrative fees payable	73,471
Trustees’ fees payable	683
Accrued expenses	46,094

Total liabilities	1,049,973

NET ASSETS	$633,141,920

Net assets were comprised of:
Paid in capital	$587,420,938
Accumulated undistributed net investment income (loss)	2,751
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	419,435
Net unrealized appreciation (depreciation) on investments and futures	45,298,796

Net assets	$633,141,920

Class IB
Net asset value, offering and redemption price per share, $394,460,878 / 21,034,057 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.75

Class K
Net asset value, offering and redemption price per share, $238,681,042 / 12,632,341 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$8,815,960
Interest	87,701

Total income	8,903,661

EXPENSES
Investment management fees	2,990,704
Distribution fees – Class IB	1,077,850
Administrative fees	910,549
Professional fees	59,020
Custodian fees	35,500
Printing and mailing expenses	28,694
Trustees’ fees	13,451
Distribution fees – Class IA (b)	2
Miscellaneous	16,891

Gross expenses	5,132,661
Less: Waiver from investment manager	(16,305)

Net expenses	5,116,356

NET INVESTMENT INCOME (LOSS)	3,787,305

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	28,846,013
Futures	4,521,436
Foreign currency transactions	(2,040)

Net realized gain (loss)	33,365,409

Change in unrealized appreciation (depreciation) on:
Investments	(54,602,758)
Futures	(3,096,303)

Net change in unrealized appreciation (depreciation)	(57,699,061)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,333,652)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,546,347)

(b)	After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,787,305	$2,293,438
Net realized gain (loss) on investments, futures and foreign currency transactions	33,365,409	28,624,316
Net change in unrealized appreciation (depreciation) on investments and futures	(57,699,061)	22,346,488

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,546,347)	53,264,242

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA (b)	—	(7)
Class IB	(1,986,129)	(1,349,600)
Class K	(1,779,881)	(1,040,892)

	(3,766,010)	(2,390,499)

Distributions from net realized capital gains
Class IA (b)	—	(107)
Class IB	(22,013,211)	(20,697,400)
Class K	(12,967,392)	(9,614,228)

	(34,980,603)	(30,311,735)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(38,746,613)	(32,702,234)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 5 shares, respectively ]	—	114
Capital shares repurchased [ (111) and 0 shares, respectively ]	(2,433)	—

Total Class IA transactions	(2,433)	114

Class IB
Capital shares sold [ 1,843,715 and 1,326,849 shares, respectively ]	38,642,851	26,837,651
Capital shares issued in reinvestment of dividends and distributions [ 1,290,682 and 1,067,521 shares, respectively ]	23,999,340	22,047,000
Capital shares repurchased [ (3,434,004) and (4,265,075) shares, respectively ]	(71,144,161)	(87,192,752)

Total Class IB transactions	(8,501,970)	(38,308,101)

Class K
Capital shares sold [ 1,797,961 and 2,421,069 shares, respectively ]	37,970,396	50,076,954
Capital shares issued in reinvestment of dividends and distributions [ 787,704 and 512,585 shares, respectively ]	14,747,273	10,655,120
Capital shares repurchased [ (84,729) and (707,942) shares, respectively ]	(1,763,788)	(14,192,464)

Total Class K transactions	50,953,881	46,539,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	42,449,478	8,231,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,843,482)	28,793,631
NET ASSETS:
Beginning of year	649,985,402	621,191,771

End of year (a)	$633,141,920	$649,985,402

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,751	$24,003

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012	2011
Net asset value, beginning of period	$20.75	$20.06	$15.93	$13.81	$15.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06	(0.07)†	0.02	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.13	1.70	5.08	2.25	(1.27)

Total from investment operations	1.14	1.76	5.01	2.27	(1.23)

Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)	(0.02)	(0.04)
Distributions from net realized gains	—	(1.01)	(0.85)	(0.13)	(0.34)

Total dividends and distributions	—	(1.07)	(0.88)	(0.15)	(0.38)

Net asset value, end of period	$21.89	$20.75	$20.06	$15.93	$13.81

Total return (b)	5.49%	8.81%	31.63%	16.44%	(7.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2	$171	$147
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.87%	0.95%	0.95%	0.68%
Before waivers and reimbursements (a)(f)	0.87%	0.87%	0.95%	0.95%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.24%	0.30%	(0.40)%	0.14%	0.24%
Before waivers and reimbursements (a)(f)	0.24%	0.30%	(0.40)%	0.13%	0.21%
Portfolio turnover rate^	20%	13%	12%	8%	15%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.61	$19.93	$15.83	$13.72	$15.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.06	0.04	0.02	—	#
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.76)	1.69	4.94	2.24	(1.26)

Total from investment operations	(0.66)	1.75	4.98	2.26	(1.26)

Less distributions:
Dividends from net investment income	(0.10)	(0.06)	(0.03)	(0.02)	(0.01)
Distributions from net realized gains	(1.10)	(1.01)	(0.85)	(0.13)	(0.34)

Total dividends and distributions	(1.20)	(1.07)	(0.88)	(0.15)	(0.35)

Net asset value, end of year	$18.75	$20.61	$19.93	$15.83	$13.72

Total return	(3.13)%	8.82%	31.64%	16.48%	(8.19)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,461	$439,683	$462,533	$68,756	$50,221
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.86%	0.88%	0.92%	0.95%	0.93%
Before waivers and reimbursements (f)	0.86%	0.88%	0.92%	0.95%	0.97	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.48%	0.29%	0.22%	0.14%	0.01%
Before waivers and reimbursements (f)	0.48%	0.29%	0.22%	0.14%	(0.03)%
Portfolio turnover rate^	20%	13%	12%	8%	15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$20.76	$20.07	$15.93	$13.81	$13.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.78)	1.70	5.00	2.25	0.41

Total from investment operations	(0.62)	1.82	5.07	2.31	0.42

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.08)	(0.06)	(0.04)
Distributions from net realized gains	(1.10)	(1.01)	(0.85)	(0.13)	—

Total dividends and distributions	(1.25)	(1.13)	(0.93)	(0.19)	(0.04)

Net asset value, end of period	$18.89	$20.76	$20.07	$15.93	$13.81

Total return (b)	(2.90)%	9.08%	32.01%	16.74%	3.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$238,681	$210,300	$158,656	$117,270	$106,694
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.61%	0.63%	0.68%	0.70%	0.67%
Before waivers and reimbursements (a)(f)	0.61%	0.63%	0.68%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.74%	0.56%	0.37%	0.39%	0.28%
Before waivers and reimbursements (a)(f)	0.74%	0.56%	0.37%	0.39%	0.25%
Portfolio turnover rate^	20%	13%	12%	8%	15%
*	Commencement of Operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(5.09)%	6.98%	10.66%
Portfolio – Class K Shares**	(4.87)	N/A	12.19
Russell 2000® Index	(4.41)	9.19	13.01
Volatility Managed Index – Small Cap Core	(3.69)	8.20	12.00
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.09)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the Russell 2000® Index and the Volatility Managed Index — Small Cap Core, returned (4.41)% and (3.69)%, respectively, over the same period.

Portfolio Highlights

Equity market volatility drove losses in small-cap stocks in August/early September, although a late-year rally brought some gains to the market. The Portfolio’s primary benchmark, the Russell 2000® Index, declined by (4.41)% for the year. The Portfolio roughly matched the primary benchmark return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	22.8%
Information Technology	16.0
Health Care	14.7
Consumer Discretionary	12.0
Industrials	10.8
Utilities	3.3
Materials	3.2
Consumer Staples	3.0
Energy	2.4
Telecommunication Services	0.8
Cash and Other	11.0

100.0%

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$908.99	$4.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class K
Actual	1,000.00	910.40	2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.22	3.02

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.0%)
Auto Components (1.0%)
American Axle & Manufacturing Holdings, Inc.*	104,031	$1,970,347
Cooper Tire & Rubber Co.	78,226	2,960,854
Cooper-Standard Holding, Inc.*	18,717	1,452,252
Dana Holding Corp.	221,879	3,061,930
Dorman Products, Inc.*	36,194	1,718,129
Drew Industries, Inc.	32,834	1,999,262
Federal-Mogul Holdings Corp.*	39,539	270,842
Fox Factory Holding Corp.*	22,907	378,653
Gentherm, Inc.*	48,764	2,311,414
Horizon Global Corp.*	23,988	248,755
Metaldyne Performance Group, Inc.	15,887	291,368
Modine Manufacturing Co.*	63,034	570,458
Motorcar Parts of America, Inc.*	24,407	825,201
Standard Motor Products, Inc.	26,898	1,023,469
Stoneridge, Inc.*	37,838	560,002
Strattec Security Corp.	4,718	266,520
Superior Industries International, Inc.	30,446	560,815
Tenneco, Inc.*	78,270	3,593,376
Tower International, Inc.	29,045	829,816

		24,893,463

Automobiles (0.0%)
Winnebago Industries, Inc.	36,840	733,116

Distributors (0.3%)
Core-Mark Holding Co., Inc.	31,447	2,576,767
Fenix Parts, Inc.*	17,488	118,744
Pool Corp.	59,167	4,779,510
VOXX International Corp.*	27,530	144,808
Weyco Group, Inc.	8,303	222,188

		7,842,017

Diversified Consumer Services (1.0%)
2U, Inc.*	32,726	915,674
American Public Education, Inc.*	22,741	423,210
Apollo Education Group, Inc.*	128,242	983,616
Ascent Capital Group, Inc., Class A*	18,503	309,370
Bridgepoint Education, Inc.*	23,341	177,625
Bright Horizons Family Solutions, Inc.*	50,869	3,398,049
Cambium Learning Group, Inc.*	16,233	78,730
Capella Education Co.	16,591	766,836
Career Education Corp.*	90,455	328,352
Carriage Services, Inc.	22,376	539,262
Chegg, Inc.*	102,435	689,388
Collectors Universe, Inc.	9,951	154,241
DeVry Education Group, Inc.	86,716	2,194,782
Grand Canyon Education, Inc.*	64,029	2,568,844
Houghton Mifflin Harcourt Co.*	185,807	4,046,876
K12, Inc.*	44,879	394,935
Liberty Tax, Inc.	7,080	168,716
LifeLock, Inc.*	129,635	1,860,262
Regis Corp.*	55,693	788,056

Sotheby’s, Inc.	84,615	2,179,682
Strayer Education, Inc.*	15,047	904,626
Universal Technical Institute, Inc.	26,614	124,021
Weight Watchers International, Inc.*	39,743	906,140

		24,901,293

Hotels, Restaurants & Leisure (2.9%)
Belmond Ltd., Class A*	137,425	1,305,537
Biglari Holdings, Inc.*	2,302	750,038
BJ’s Restaurants, Inc.*	29,343	1,275,540
Bloomin’ Brands, Inc.	168,485	2,845,712
Bob Evans Farms, Inc.	30,202	1,173,348
Bojangles’, Inc.*	10,938	173,586
Boyd Gaming Corp.*	111,532	2,216,141
Bravo Brio Restaurant Group, Inc.*	20,497	184,473
Buffalo Wild Wings, Inc.*	25,819	4,122,003
Caesars Acquisition Co., Class A*	64,080	436,385
Caesars Entertainment Corp.*	78,535	619,641
Carrols Restaurant Group, Inc.*	47,928	562,675
Cheesecake Factory, Inc.	66,096	3,047,687
Churchill Downs, Inc.	18,716	2,648,127
Chuy’s Holdings, Inc.*	22,514	705,589
ClubCorp Holdings, Inc.	60,456	1,104,531
Cracker Barrel Old Country Store, Inc.	26,005	3,298,214
Dave & Buster’s Entertainment, Inc.*	31,340	1,308,132
Del Frisco’s Restaurant Group, Inc.*	31,145	498,943
Denny’s Corp.*	114,884	1,129,310
Diamond Resorts International, Inc.*	59,103	1,507,718
DineEquity, Inc.	23,206	1,964,852
El Pollo Loco Holdings, Inc.*	17,771	224,448
Eldorado Resorts, Inc.*	42,495	467,445
Empire Resorts, Inc.*	4,269	76,835
Fiesta Restaurant Group, Inc.*	36,387	1,222,603
Fogo De Chao, Inc.*	6,870	104,149
Habit Restaurants, Inc., Class A*	15,841	365,293
International Speedway Corp., Class A	37,369	1,260,083
Interval Leisure Group, Inc.	52,913	825,972
Intrawest Resorts Holdings, Inc.*	23,282	182,065
Isle of Capri Casinos, Inc.*	31,456	438,182
J Alexander’s Holdings, Inc.*	18,500	202,020
Jack in the Box, Inc.	50,775	3,894,950
Jamba, Inc.*	18,572	250,536
Kona Grill, Inc.*	11,826	187,560
Krispy Kreme Doughnuts, Inc.*	88,680	1,336,408
La Quinta Holdings, Inc.*	131,430	1,788,762
Marcus Corp.	25,361	481,098
Marriott Vacations Worldwide Corp.	36,163	2,059,483
Monarch Casino & Resort, Inc.*	15,524	352,705
Morgans Hotel Group Co.*	48,215	162,485
Noodles & Co.*	15,881	153,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Papa John’s International, Inc.	39,248	$2,192,786
Papa Murphy’s Holdings, Inc.*	12,021	135,356
Penn National Gaming, Inc.*	112,156	1,796,739
Pinnacle Entertainment, Inc.*	54,648	1,700,646
Planet Fitness, Inc., Class A*	20,852	325,917
Popeyes Louisiana Kitchen, Inc.*	31,504	1,842,984
Potbelly Corp.*	28,339	331,850
Red Robin Gourmet Burgers, Inc.*	19,283	1,190,532
Ruby Tuesday, Inc.*	83,469	459,914
Ruth’s Hospitality Group, Inc.	46,038	732,925
Scientific Games Corp., Class A*	68,331	612,929
SeaWorld Entertainment, Inc.	94,393	1,858,598
Shake Shack, Inc., Class A*	8,049	318,740
Sonic Corp.	71,142	2,298,598
Speedway Motorsports, Inc.	15,814	327,666
Texas Roadhouse, Inc.	94,655	3,385,809
Vail Resorts, Inc.	49,558	6,342,928
Wingstop, Inc.*	9,128	208,210
Zoe’s Kitchen, Inc.*	26,673	746,311

		75,724,589

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	14,567	365,340
Beazer Homes USA, Inc.*	46,109	529,792
CalAtlantic Group, Inc.	105,498	4,000,484
Cavco Industries, Inc.*	12,047	1,003,636
Century Communities, Inc.*	21,745	385,104
CSS Industries, Inc.	13,414	380,689
Ethan Allen Interiors, Inc.	34,691	965,104
Flexsteel Industries, Inc.	8,063	356,223
Green Brick Partners, Inc.*	29,315	211,068
Helen of Troy Ltd.*	38,748	3,651,999
Hooker Furniture Corp.	14,667	370,195
Hovnanian Enterprises, Inc., Class A*	170,094	307,870
Installed Building Products, Inc.*	27,141	673,911
iRobot Corp.*	40,169	1,421,983
KB Home	112,664	1,389,147
La-Z-Boy, Inc.	69,603	1,699,705
LGI Homes, Inc.*	19,768	480,956
Libbey, Inc.	29,845	636,295
Lifetime Brands, Inc.	14,836	196,725
M.D.C. Holdings, Inc.	54,195	1,383,598
M/I Homes, Inc.*	34,348	752,908
Meritage Homes Corp.*	54,459	1,851,061
NACCO Industries, Inc., Class A	5,579	235,434
New Home Co., Inc.*	13,227	171,422
Skullcandy, Inc.*	27,792	131,456
Taylor Morrison Home Corp., Class A*	45,527	728,432
TRI Pointe Group, Inc.*	221,274	2,803,542
Universal Electronics, Inc.*	21,323	1,094,936
WCI Communities, Inc.*	21,756	484,724
William Lyon Homes, Class A*	27,453	452,975
ZAGG, Inc.*	41,543	454,481

		29,571,195

Internet & Catalog Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	33,730	$245,554
Blue Nile, Inc.*	16,387	608,449
Duluth Holdings, Inc.*	10,374	151,357
Etsy, Inc.*	26,297	217,213
EVINE Live, Inc.*	66,368	118,135
FTD Cos., Inc.*	25,343	663,226
HSN, Inc.	43,997	2,229,328
Lands’ End, Inc.*	22,535	528,221
Liberty TripAdvisor Holdings, Inc., Class A*	101,768	3,087,641
Nutrisystem, Inc.	38,999	843,938
Overstock.com, Inc.*	15,941	195,756
PetMed Express, Inc.	27,608	473,201
Shutterfly, Inc.*	47,760	2,128,186
Wayfair, Inc., Class A*	27,635	1,315,979

		12,806,184

Leisure Products (0.3%)
Arctic Cat, Inc.	17,149	280,901
Black Diamond, Inc.*	31,165	137,749
Callaway Golf Co.	107,009	1,008,025
Escalade, Inc.	12,635	167,414
JAKKS Pacific, Inc.*	26,214	208,663
Johnson Outdoors, Inc., Class A	6,969	152,551
Malibu Boats, Inc., Class A*	24,671	403,864
Marine Products Corp.	14,640	88,426
MCBC Holdings, Inc.*	10,081	138,110
Nautilus, Inc.*	41,853	699,782
Performance Sports Group Ltd.*	61,663	593,815
Smith & Wesson Holding Corp.*	72,930	1,603,001
Sturm Ruger & Co., Inc.	25,538	1,522,320

		7,004,621

Media (1.4%)
AMC Entertainment Holdings, Inc., Class A	29,107	698,568
Carmike Cinemas, Inc.*	33,760	774,454
Central European Media Enterprises Ltd., Class A*	95,912	258,003
Crown Media Holdings, Inc., Class A*	46,215	259,266
Cumulus Media, Inc., Class A*	190,913	63,020
Daily Journal Corp.*	1,487	300,374
DreamWorks Animation SKG, Inc., Class A*	103,844	2,676,060
Entercom Communications Corp., Class A*	33,432	375,441
Entravision Communications Corp., Class A	88,090	679,174
Eros International plc*	37,918	346,950
EW Scripps Co., Class A	80,803	1,535,257
Global Eagle Entertainment, Inc.*	62,742	619,264
Gray Television, Inc.*	87,168	1,420,838
Harte-Hanks, Inc.	66,032	213,944
Hemisphere Media Group, Inc.*	14,421	212,710
IMAX Corp.*	82,304	2,925,084
Journal Media Group, Inc.	31,432	377,813

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Loral Space & Communications, Inc.*	17,988	$732,291
MDC Partners, Inc., Class A	58,942	1,280,220
Media General, Inc.*	131,474	2,123,305
Meredith Corp.	50,118	2,167,604
National CineMedia, Inc.	86,339	1,356,386
New Media Investment Group, Inc.	60,657	1,180,385
New York Times Co., Class A	187,188	2,512,063
Nexstar Broadcasting Group, Inc., Class A	42,820	2,513,534
Reading International, Inc., Class A*	22,334	292,799
Rentrak Corp.*	17,079	811,765
Saga Communications, Inc., Class A	4,433	170,449
Scholastic Corp.	36,320	1,400,499
SFX Entertainment, Inc.*	59,994	11,405
Sinclair Broadcast Group, Inc., Class A	90,767	2,953,558
Sizmek, Inc.*	29,848	108,945
Time, Inc.	149,691	2,345,658
Townsquare Media, Inc., Class A*	10,261	122,722
Tribune Publishing Co.	36,642	337,839
World Wrestling Entertainment, Inc., Class A	41,508	740,503

		36,898,150

Multiline Retail (0.3%)
Big Lots, Inc.	67,763	2,611,586
Burlington Stores, Inc.*	102,675	4,404,757
Fred’s, Inc., Class A	50,506	826,783
Ollie’s Bargain Outlet Holdings, Inc.*	13,650	232,187
Tuesday Morning Corp.*	58,002	377,013

		8,452,326

Specialty Retail (2.4%)
Abercrombie & Fitch Co., Class A	94,851	2,560,977
American Eagle Outfitters, Inc.	265,858	4,120,799
America’s Car-Mart, Inc.*	11,866	316,704
Asbury Automotive Group, Inc.*	34,366	2,317,643
Ascena Retail Group, Inc.*	233,084	2,295,877
Barnes & Noble Education, Inc.*	43,161	429,452
Barnes & Noble, Inc.	70,083	610,423
bebe stores, Inc.	32,486	18,355
Big 5 Sporting Goods Corp.	23,713	236,893
Boot Barn Holdings, Inc.*	16,997	208,893
Buckle, Inc.	38,445	1,183,337
Build-A-Bear Workshop, Inc.*	18,918	231,556
Caleres, Inc.	59,734	1,602,066
Cato Corp., Class A	35,274	1,298,789
Chico’s FAS, Inc.	192,096	2,049,664
Children’s Place, Inc.	28,082	1,550,126
Christopher & Banks Corp.*	50,388	83,140
Citi Trends, Inc.	21,226	451,052
Conn’s, Inc.*	36,909	866,254
Container Store Group, Inc.*	21,378	175,300

Destination XL Group, Inc.*	48,776	269,243
Express, Inc.*	115,102	1,988,963
Finish Line, Inc., Class A	63,036	1,139,691
Five Below, Inc.*	74,161	2,380,568
Francesca’s Holdings Corp.*	58,026	1,010,233
Genesco, Inc.*	32,788	1,863,342
Group 1 Automotive, Inc.	31,863	2,412,029
Guess?, Inc.	84,364	1,592,792
Haverty Furniture Cos., Inc.	27,808	596,203
Hibbett Sports, Inc.*	33,683	1,018,574
Kirkland’s, Inc.	23,696	343,592
Lithia Motors, Inc., Class A	30,983	3,304,957
Lumber Liquidators Holdings, Inc.*	37,356	648,500
MarineMax, Inc.*	35,002	644,737
Mattress Firm Holding Corp.*	28,100	1,254,103
Men’s Wearhouse, Inc.	65,844	966,590
Monro Muffler Brake, Inc.	43,263	2,864,876
Outerwall, Inc.	25,392	927,824
Party City Holdco, Inc.*	34,440	444,620
Pep Boys-Manny, Moe & Jack*	73,344	1,350,263
Pier 1 Imports, Inc.	124,409	633,242
Rent-A-Center, Inc.	72,270	1,081,882
Restoration Hardware Holdings, Inc.*	45,478	3,613,227
Select Comfort Corp.*	71,200	1,524,392
Shoe Carnival, Inc.	19,563	453,862
Sonic Automotive, Inc., Class A	45,032	1,024,928
Sportsman’s Warehouse Holdings, Inc.*	24,481	315,805
Stage Stores, Inc.	44,658	406,834
Stein Mart, Inc.	37,689	253,647
Systemax, Inc.*	14,680	126,248
Tile Shop Holdings, Inc.*	36,049	591,204
Tilly’s, Inc., Class A*	14,982	99,331
Vitamin Shoppe, Inc.*	40,903	1,337,528
West Marine, Inc.*	23,549	199,931
Winmark Corp.	2,965	275,775
Zumiez, Inc.*	27,579	416,994

		61,983,830

Textiles, Apparel & Luxury Goods (0.7%)
Cherokee, Inc.*	11,781	203,222
Columbia Sportswear Co.	38,763	1,890,084
Crocs, Inc.*	104,928	1,074,463
Culp, Inc.	14,099	359,101
Deckers Outdoor Corp.*	44,688	2,109,273
G-III Apparel Group Ltd.*	54,118	2,395,263
Iconix Brand Group, Inc.*	64,704	441,928
Movado Group, Inc.	21,408	550,400
Oxford Industries, Inc.	19,985	1,275,443
Perry Ellis International, Inc.*	16,547	304,796
Sequential Brands Group, Inc.*	37,292	294,980
Steven Madden Ltd.*	76,449	2,310,289
Superior Uniform Group, Inc.	10,200	173,196
Tumi Holdings, Inc.*	76,799	1,277,167
Unifi, Inc.*	20,491	576,822
Vera Bradley, Inc.*	29,229	460,649
Vince Holding Corp.*	19,975	91,485
Wolverine World Wide, Inc.	140,503	2,347,805

		18,136,366

Total Consumer Discretionary		308,947,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Consumer Staples (3.0%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	12,435	$2,510,751
Castle Brands, Inc.*	79,269	97,501
Coca-Cola Bottling Co. Consolidated	6,313	1,152,185
Craft Brew Alliance, Inc.*	13,759	115,163
MGP Ingredients, Inc.	13,910	360,964
National Beverage Corp.*	15,263	693,551

		4,930,115

Food & Staples Retailing (0.8%)
Andersons, Inc.	38,840	1,228,509
Casey’s General Stores, Inc.	52,714	6,349,401
Chefs’ Warehouse, Inc.*	24,648	411,129
Fairway Group Holdings Corp.*	28,435	18,770
Fresh Market, Inc.*	58,939	1,380,351
Ingles Markets, Inc., Class A	18,204	802,432
Natural Grocers by Vitamin Cottage, Inc.*	12,348	251,529
Performance Food Group Co.*	22,562	522,085
PriceSmart, Inc.	26,359	2,187,533
Smart & Final Stores, Inc.*	33,284	606,102
SpartanNash Co.	51,276	1,109,613
SUPERVALU, Inc.*	357,011	2,420,534
United Natural Foods, Inc.*	68,110	2,680,810
Village Super Market, Inc., Class A	9,149	241,076
Weis Markets, Inc.	14,726	652,362

		20,862,236

Food Products (1.5%)
Alico, Inc.	4,941	191,167
Amplify Snack Brands, Inc.*	20,055	231,034
Arcadia Biosciences, Inc.*	10,010	30,430
B&G Foods, Inc.	79,108	2,770,362
Boulder Brands, Inc.*	74,830	821,634
Calavo Growers, Inc.	19,897	974,953
Cal-Maine Foods, Inc.	42,608	1,974,455
Darling Ingredients, Inc.*	225,391	2,371,113
Dean Foods Co.	129,067	2,213,499
Diamond Foods, Inc.*	36,287	1,398,864
Farmer Brothers Co.*	10,410	335,931
Fresh Del Monte Produce, Inc.	45,314	1,761,808
Freshpet, Inc.*	26,674	226,462
Inventure Foods, Inc.*	25,447	180,674
J&J Snack Foods Corp.	20,170	2,353,234
John B. Sanfilippo & Son, Inc.	11,322	611,728
Lancaster Colony Corp.	25,046	2,891,811
Landec Corp.*	35,385	418,605
Lifeway Foods, Inc.*	6,854	76,079
Limoneira Co.	15,159	226,476
Omega Protein Corp.*	29,293	650,305
Post Holdings, Inc.*	83,910	5,177,247
Sanderson Farms, Inc.	30,711	2,380,717
Seaboard Corp.*	349	1,010,264
Seneca Foods Corp., Class A*	10,342	299,711
Snyder’s-Lance, Inc.	66,188	2,270,248
Tootsie Roll Industries, Inc.	25,219	796,668
TreeHouse Foods, Inc.*	58,396	4,581,750

		39,227,229

Household Products (0.2%)
Central Garden & Pet Co., Class A*	57,956	$788,202
HRG Group, Inc.*	106,699	1,446,838
Oil-Dri Corp. of America	6,092	224,368
Orchids Paper Products Co.	12,992	401,713
WD-40 Co.	19,871	1,960,274

		4,821,395

Personal Products (0.1%)
Elizabeth Arden, Inc.*	35,230	348,777
Inter Parfums, Inc.	22,737	541,595
Medifast, Inc.	15,881	482,465
Natural Health Trends Corp.	11,606	389,149
Nature’s Sunshine Products, Inc.	12,758	129,111
Nutraceutical International Corp.*	13,123	338,836
Revlon, Inc., Class A*	16,392	456,353
Synutra International, Inc.*	28,491	134,193
USANA Health Sciences, Inc.*	7,853	1,003,221

		3,823,700

Tobacco (0.2%)
Universal Corp.	30,901	1,732,928
Vector Group Ltd.	117,102	2,762,436

		4,495,364

Total Consumer Staples		78,160,039

Energy (2.4%)
Energy Equipment & Services (0.8%)
Archrock, Inc.	94,672	711,933
Atwood Oceanics, Inc.	88,932	909,774
Basic Energy Services, Inc.*	61,358	164,439
Bristow Group, Inc.	46,911	1,214,995
C&J Energy Services Ltd.*	76,164	362,541
CARBO Ceramics, Inc.	26,942	463,402
Era Group, Inc.*	28,134	313,694
Exterran Corp.*	47,336	759,743
Fairmount Santrol Holdings, Inc.*	84,143	197,736
Forum Energy Technologies, Inc.*	80,725	1,005,833
Geospace Technologies Corp.*	16,952	238,515
Gulfmark Offshore, Inc., Class A*	33,871	158,178
Helix Energy Solutions Group, Inc.*	142,997	752,164
Hornbeck Offshore Services, Inc.*	44,423	441,565
Independence Contract Drilling, Inc.*	20,224	102,131
ION Geophysical Corp.*	175,037	88,061
Key Energy Services, Inc.*	178,335	85,975
Matrix Service Co.*	36,497	749,648
McDermott International, Inc.*	326,454	1,093,621
Natural Gas Services Group, Inc.*	17,012	379,368
Newpark Resources, Inc.*	115,648	610,621
Nordic American Offshore Ltd.	25,001	131,755
North Atlantic Drilling Ltd.*	8,386	20,630
Oil States International, Inc.*	70,378	1,917,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Parker Drilling Co.*	165,371	$300,975
PHI, Inc. (Non-Voting)*	16,348	268,271
Pioneer Energy Services Corp.*	85,081	184,626
RigNet, Inc.*	16,168	334,516
SEACOR Holdings, Inc.*	25,027	1,315,419
Seventy Seven Energy, Inc.*	73,446	77,118
Tesco Corp.	49,715	359,937
TETRA Technologies, Inc.*	108,823	818,349
Tidewater, Inc.	63,503	441,981
U.S. Silica Holdings, Inc.	73,201	1,371,055
Unit Corp.*	68,031	829,978

		19,176,348

Oil, Gas & Consumable Fuels (1.6%)
Abraxas Petroleum Corp.*	126,770	134,376
Adams Resources & Energy, Inc.	2,939	112,858
Alon USA Energy, Inc.	42,546	631,383
Approach Resources, Inc.*	47,863	88,068
Ardmore Shipping Corp.	24,854	316,143
Bill Barrett Corp.*	65,891	258,952
Bonanza Creek Energy, Inc.*	70,425	371,140
Callon Petroleum Co.*	108,401	904,064
Carrizo Oil & Gas, Inc.*	70,135	2,074,593
Clayton Williams Energy, Inc.*	8,180	241,883
Clean Energy Fuels Corp.*	95,176	342,634
Cloud Peak Energy, Inc.*	82,085	170,737
Contango Oil & Gas Co.*	23,625	151,436
Delek U.S. Holdings, Inc.	78,313	1,926,500
DHT Holdings, Inc.	127,545	1,031,839
Dorian LPG Ltd.*	33,921	399,250
Earthstone Energy, Inc.*	1,364	18,155
Eclipse Resources Corp.*	60,758	110,580
Energy Fuels, Inc.*	51,944	153,235
Energy XXI Ltd.	126,890	128,159
Erin Energy Corp.*	16,482	52,742
Evolution Petroleum Corp.	29,533	142,054
EXCO Resources, Inc.*	205,305	254,578
Frontline Ltd.	322,990	965,740
GasLog Ltd.	57,378	476,237
Gastar Exploration, Inc.*	105,964	138,813
Gener8 Maritime, Inc.*	22,772	215,195
Green Plains, Inc.	52,362	1,199,090
Halcon Resources Corp.*	96,343	121,392
Hallador Energy Co.	14,597	66,562
Isramco, Inc.*	1,124	100,384
Jones Energy, Inc., Class A*	42,715	164,453
Matador Resources Co.*	99,537	1,967,846
Navios Maritime Acquisition Corp.	112,220	337,782
Nordic American Tankers Ltd.	121,551	1,888,903
Northern Oil and Gas, Inc.*	86,746	334,840
Oasis Petroleum, Inc.*	190,410	1,403,322
Pacific Ethanol, Inc.*	44,227	211,405
Panhandle Oil and Gas, Inc., Class A	22,515	363,842
Par Pacific Holdings, Inc.*	21,633	509,241
Parsley Energy, Inc., Class A*	125,835	2,321,656
PDC Energy, Inc.*	54,514	2,909,957
Peabody Energy Corp.	25,597	196,585
Penn Virginia Corp.*	94,837	28,489
Renewable Energy Group, Inc.*	60,729	564,172

REX American Resources Corp.*	8,229	444,942
Rex Energy Corp.*	61,437	64,509
Ring Energy, Inc.*	33,073	233,165
RSP Permian, Inc.*	80,737	1,969,175
Sanchez Energy Corp.*	69,153	298,049
SandRidge Energy, Inc.*	563,183	112,637
Scorpio Tankers, Inc.	243,824	1,955,468
SemGroup Corp., Class A	59,700	1,722,942
Ship Finance International Ltd.	80,683	1,336,917
Solazyme, Inc.*	103,834	257,508
Stone Energy Corp.*	79,466	340,909
Synergy Resources Corp.*	142,061	1,210,360
Teekay Tankers Ltd., Class A	130,249	896,113
TransAtlantic Petroleum Ltd.*	32,366	44,989
Triangle Petroleum Corp.*	62,855	48,398
Ultra Petroleum Corp.*	211,627	529,068
Uranium Energy Corp.*	118,634	125,752
W&T Offshore, Inc.*	47,923	110,702
Western Refining, Inc.	96,840	3,449,441
Westmoreland Coal Co.*	25,008	147,047

		41,799,356

Total Energy		60,975,704

Financials (22.8%)
Banks (8.2%)
1st Source Corp.	21,380	660,001
Access National Corp.	10,114	206,932
American National Bankshares, Inc.	11,753	300,994
Ameris Bancorp	44,056	1,497,463
Ames National Corp.	11,842	287,642
Arrow Financial Corp.	15,183	412,522
Banc of California, Inc.	49,199	719,289
BancFirst Corp.	9,745	571,252
Banco Latinoamericano de Comercio Exterior S.A., Class E	41,687	1,080,944
Bancorp, Inc.*	46,370	295,377
BancorpSouth, Inc.	131,079	3,144,585
Bank of Marin Bancorp/California	8,049	429,817
Bank of the Ozarks, Inc.	105,752	5,230,494
Banner Corp.	28,652	1,313,981
Bar Harbor Bankshares	8,683	298,869
BBCN Bancorp, Inc.	108,045	1,860,535
Berkshire Hills Bancorp, Inc.	40,272	1,172,318
Blue Hills Bancorp, Inc.	39,035	597,626
BNC Bancorp	38,518	977,587
Boston Private Financial Holdings, Inc.	111,557	1,265,056
Bridge Bancorp, Inc.	20,125	612,404
Bryn Mawr Bank Corp.	24,503	703,726
BSB Bancorp, Inc./Massachusetts*	12,191	285,147
C1 Financial, Inc.*	7,539	182,519
Camden National Corp.	10,384	457,831
Capital Bank Financial Corp., Class A	30,559	977,277
Capital City Bank Group, Inc.	13,317	204,416
Cardinal Financial Corp.	43,822	996,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Cascade Bancorp*	40,884	$248,166
Cathay General Bancorp	108,411	3,396,517
CenterState Banks, Inc.	62,021	970,629
Central Pacific Financial Corp.	30,531	672,293
Century Bancorp, Inc./Massachusetts, Class A	5,283	229,599
Chemical Financial Corp.	45,610	1,563,055
Citizens & Northern Corp.	16,462	345,702
City Holding Co.	20,617	940,960
CNB Financial Corp./Pennsylvania	18,716	337,449
CoBiz Financial, Inc.	49,888	669,497
Columbia Banking System, Inc.	78,118	2,539,616
Community Bank System, Inc.	55,471	2,215,512
Community Trust Bancorp, Inc.	21,154	739,544
CommunityOne Bancorp*	14,760	198,817
ConnectOne Bancorp, Inc.	40,379	754,684
CU Bancorp*	23,094	585,664
Customers Bancorp, Inc.*	36,786	1,001,315
CVB Financial Corp.	143,444	2,427,072
Eagle Bancorp, Inc.*	40,647	2,051,454
Enterprise Bancorp, Inc./Massachusetts	9,004	205,741
Enterprise Financial Services Corp.	27,456	778,378
F.N.B. Corp./Pennsylvania	237,245	3,164,848
Farmers Capital Bank Corp.*	10,756	291,595
FCB Financial Holdings, Inc., Class A*	38,712	1,385,502
Fidelity Southern Corp.	24,382	543,962
Financial Institutions, Inc.	18,940	530,320
First Bancorp, Inc./Maine	14,042	287,440
First Bancorp/North Carolina	26,612	498,709
First BanCorp/Puerto Rico*	154,098	500,819
First Busey Corp.	33,072	682,275
First Business Financial Services, Inc.	12,018	300,570
First Citizens BancShares, Inc./North Carolina, Class A	10,452	2,698,393
First Commonwealth Financial Corp.	121,096	1,098,341
First Community Bancshares, Inc./Virginia	22,552	420,144
First Connecticut Bancorp, Inc./Connecticut	23,492	408,996
First Financial Bancorp	83,712	1,512,676
First Financial Bankshares, Inc.	86,681	2,615,166
First Financial Corp./Indiana	15,022	510,297
First Interstate BancSystem, Inc., Class A	26,623	773,931
First Merchants Corp.	50,947	1,295,073
First Midwest Bancorp, Inc./Illinois	105,871	1,951,203
First NBC Bank Holding Co.*	20,579	769,449
First of Long Island Corp.	16,597	497,910
FirstMerit Corp.	224,670	4,190,096
Flushing Financial Corp.	40,030	866,249
Franklin Financial Network, Inc.*	7,114	223,237
Fulton Financial Corp.	239,327	3,113,644
German American Bancorp, Inc.	18,406	613,288

Glacier Bancorp, Inc.	102,220	2,711,897
Great Southern Bancorp, Inc.	14,427	652,966
Great Western Bancorp, Inc.	55,873	1,621,434
Green Bancorp, Inc.*	12,764	133,767
Guaranty Bancorp	19,818	327,790
Hampton Roads Bankshares, Inc.*	46,207	85,021
Hancock Holding Co.	105,716	2,660,872
Hanmi Financial Corp.	43,524	1,032,389
Heartland Financial USA, Inc.	24,262	760,856
Heritage Commerce Corp.	32,498	388,676
Heritage Financial Corp./Washington	41,114	774,588
Heritage Oaks Bancorp	31,447	251,890
Hilltop Holdings, Inc.*	103,537	1,989,981
Home BancShares, Inc./Arkansas	77,310	3,132,601
HomeTrust Bancshares, Inc.*	27,922	565,421
Horizon Bancorp/Indiana	15,769	440,901
IBERIABANK Corp.	51,891	2,857,637
Independent Bank Corp./Massachusetts	35,457	1,649,460
Independent Bank Corp./Michigan	27,025	411,591
Independent Bank Group, Inc.	13,231	423,392
International Bancshares Corp.	73,165	1,880,341
Investors Bancorp, Inc.	472,571	5,878,783
Lakeland Bancorp, Inc.	51,206	603,719
Lakeland Financial Corp.	22,573	1,052,353
LegacyTexas Financial Group, Inc.	64,564	1,615,391
Live Oak Bancshares, Inc.	6,535	92,797
MainSource Financial Group, Inc.	29,555	676,218
MB Financial, Inc.	101,905	3,298,665
Mercantile Bank Corp.	23,247	570,481
Merchants Bancshares, Inc./Vermont	5,943	187,145
Metro Bancorp, Inc.	16,405	514,789
MidWestOne Financial Group, Inc.	10,917	331,986
National Bank Holdings Corp., Class A	47,586	1,016,913
National Bankshares, Inc./Virginia	9,025	320,749
National Commerce Corp.*	8,664	217,033
National Penn Bancshares, Inc.	191,699	2,363,649
NBT Bancorp, Inc.	59,563	1,660,616
NewBridge Bancorp	50,112	610,364
OFG Bancorp	60,323	441,564
Old National Bancorp/Indiana	158,778	2,153,030
Old Second Bancorp, Inc.*	32,645	255,937
Opus Bank	14,203	525,085
Pacific Continental Corp.	26,557	395,168
Pacific Premier Bancorp, Inc.*	29,333	623,326
Park National Corp.	17,713	1,602,672
Park Sterling Corp.	59,865	438,212
Peapack-Gladstone Financial Corp.	21,086	434,793
Penns Woods Bancorp, Inc.	6,542	277,773
Peoples Bancorp, Inc./Ohio	24,275	457,341

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Peoples Financial Services Corp.	9,995	$380,610
People’s Utah Bancorp	2,291	39,428
Pinnacle Financial Partners, Inc.	48,678	2,500,102
Preferred Bank/California	16,137	532,844
PrivateBancorp, Inc.	106,668	4,375,521
Prosperity Bancshares, Inc.	95,099	4,551,438
QCR Holdings, Inc.	17,214	418,128
Renasant Corp.	54,556	1,877,272
Republic Bancorp, Inc./Kentucky, Class A	13,348	352,521
S&T Bancorp, Inc.	47,041	1,449,804
Sandy Spring Bancorp, Inc.	33,018	890,165
Seacoast Banking Corp. of Florida*	32,596	488,288
ServisFirst Bancshares, Inc.	30,487	1,449,047
Sierra Bancorp	16,316	287,977
Simmons First National Corp., Class A	40,490	2,079,566
South State Corp.	32,840	2,362,838
Southside Bancshares, Inc.	34,817	836,304
Southwest Bancorp, Inc./Oklahoma	26,350	460,598
State Bank Financial Corp.	48,679	1,023,719
Sterling Bancorp/Delaware	163,424	2,650,737
Stock Yards Bancorp, Inc.	20,085	759,012
Stonegate Bank	15,462	508,081
Suffolk Bancorp	15,549	440,814
Sun Bancorp, Inc./New Jersey*	11,663	240,724
Talmer Bancorp, Inc., Class A	70,799	1,282,170
Texas Capital Bancshares, Inc.*	62,291	3,078,421
Tompkins Financial Corp.	20,580	1,155,773
Towne Bank/Virginia	61,726	1,288,222
TriCo Bancshares	30,903	847,978
TriState Capital Holdings, Inc.*	29,417	411,544
Triumph Bancorp, Inc.*	20,688	341,352
Trustmark Corp.	91,565	2,109,658
UMB Financial Corp.	53,227	2,477,717
Umpqua Holdings Corp.	299,331	4,759,363
Union Bankshares Corp.	61,160	1,543,678
United Bankshares, Inc./West Virginia	94,017	3,477,689
United Community Banks, Inc./Georgia	72,441	1,411,875
Univest Corp. of Pennsylvania	26,385	550,391
Valley National Bancorp	315,976	3,112,364
Washington Trust Bancorp, Inc.	20,280	801,466
Webster Financial Corp.	123,461	4,591,515
WesBanco, Inc.	52,021	1,561,670
West Bancorp, Inc.	21,550	425,613
Westamerica Bancorp	34,680	1,621,290
Western Alliance Bancorp*	117,073	4,198,238
Wilshire Bancorp, Inc.	94,724	1,094,062
Wintrust Financial Corp.	64,409	3,125,125
Yadkin Financial Corp.	34,414	866,200

		211,818,286

Capital Markets (1.2%)
Actua Corp.*	55,424	634,605
Arlington Asset Investment Corp., Class A	22,843	302,213
Ashford, Inc.*	1,278	68,053

Associated Capital Group, Inc., Class A*	8,875	270,688
BGC Partners, Inc., Class A	248,417	2,436,971
Calamos Asset Management, Inc., Class A	24,004	232,359
Cohen & Steers, Inc.	27,177	828,355
Cowen Group, Inc., Class A*	150,107	574,910
Diamond Hill Investment Group, Inc.	4,122	779,058
Evercore Partners, Inc., Class A	47,391	2,562,431
Fifth Street Asset Management, Inc.	7,165	23,358
Financial Engines, Inc.	70,521	2,374,442
GAMCO Investors, Inc., Class A	8,875	275,480
Greenhill & Co., Inc.	40,286	1,152,582
HFF, Inc., Class A	51,345	1,595,289
Houlihan Lokey, Inc.	16,155	423,423
INTL FCStone, Inc.*	20,082	671,944
Investment Technology Group, Inc.	46,659	794,136
Janus Capital Group, Inc.	200,876	2,830,343
KCG Holdings, Inc., Class A*	47,153	580,453
Ladenburg Thalmann Financial Services, Inc.*	140,602	388,062
Medley Management, Inc., Class A	8,854	50,379
Moelis & Co., Class A	23,342	681,120
OM Asset Management plc	34,908	535,140
Oppenheimer Holdings, Inc., Class A	14,296	248,464
Piper Jaffray Cos.*	21,103	852,561
Pzena Investment Management, Inc., Class A	16,168	139,045
RCS Capital Corp., Class A*	63,944	19,471
Safeguard Scientifics, Inc.*	27,508	399,141
Stifel Financial Corp.*	92,429	3,915,292
Virtu Financial, Inc., Class A	26,160	592,262
Virtus Investment Partners, Inc.	9,391	1,103,067
Walter Investment Management Corp.*	52,030	739,867
Westwood Holdings Group, Inc.	10,386	541,007
WisdomTree Investments, Inc.	155,230	2,434,006
ZAIS Group Holdings, Inc.*	4,211	38,994

		32,088,971

Consumer Finance (0.4%)
Cash America International, Inc.	37,345	1,118,483
Encore Capital Group, Inc.*	35,439	1,030,566
Enova International, Inc.*	37,163	245,647
EZCORP, Inc., Class A*	69,373	346,171
First Cash Financial Services, Inc.*	38,323	1,434,430
Green Dot Corp., Class A*	61,827	1,015,199
JG Wentworth Co., Class A*	19,492	35,086
Nelnet, Inc., Class A	33,021	1,108,515
PRA Group, Inc.*	65,713	2,279,584
Regional Management Corp.*	15,640	241,951
World Acceptance Corp.*	10,136	376,046

		9,231,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Diversified Financial Services (0.3%)
FNFV Group*	107,112	$1,202,868
GAIN Capital Holdings, Inc.	42,016	340,750
MarketAxess Holdings, Inc.	50,689	5,656,385
Marlin Business Services Corp.	11,662	187,292
NewStar Financial, Inc.*	32,115	288,393
On Deck Capital, Inc.*	15,916	163,935
PICO Holdings, Inc.*	29,657	306,060
Resource America, Inc., Class A	21,659	132,769
Tiptree Financial, Inc., Class A	38,707	237,661

		8,516,113

Insurance (2.3%)
Ambac Financial Group, Inc.*	59,229	834,537
American Equity Investment Life Holding Co.	110,694	2,659,977
AMERISAFE, Inc.	25,762	1,311,286
Argo Group International Holdings Ltd.	38,077	2,278,528
Atlas Financial Holdings, Inc.*	14,770	293,923
Baldwin & Lyons, Inc., Class B	12,023	288,913
Citizens, Inc./Texas*	66,100	491,123
CNO Financial Group, Inc.	251,781	4,806,499
Crawford & Co., Class B	35,785	190,018
Donegal Group, Inc., Class A	12,728	179,210
eHealth, Inc.*	24,170	241,217
EMC Insurance Group, Inc.	9,937	251,406
Employers Holdings, Inc.	42,724	1,166,365
Enstar Group Ltd.*	12,399	1,860,346
FBL Financial Group, Inc., Class A	13,001	827,384
Federated National Holding Co.	19,933	589,219
Fidelity & Guaranty Life	15,439	391,687
First American Financial Corp.	147,223	5,285,306
Global Indemnity plc*	11,726	340,289
Greenlight Capital Reinsurance Ltd., Class A*	40,125	750,739
Hallmark Financial Services, Inc.*	19,655	229,767
HCI Group, Inc.	12,100	421,685
Heritage Insurance Holdings, Inc.	34,020	742,316
Horace Mann Educators Corp.	55,868	1,853,700
Independence Holding Co.	8,470	117,309
Infinity Property & Casualty Corp.	15,570	1,280,321
James River Group Holdings Ltd.	14,583	489,114
Kemper Corp.	59,121	2,202,257
Maiden Holdings Ltd.	68,240	1,017,458
MBIA, Inc.*	189,174	1,225,848
National General Holdings Corp.	54,453	1,190,343
National Interstate Corp.	9,096	242,863
National Western Life Group, Inc., Class A	3,009	758,087
Navigators Group, Inc.*	14,513	1,245,070
OneBeacon Insurance Group Ltd., Class A	31,165	386,758
Patriot National, Inc.*	12,380	83,070
Primerica, Inc.	65,479	3,092,573
RLI Corp.	58,631	3,620,464

Safety Insurance Group, Inc.	20,512	1,156,467
Selective Insurance Group, Inc.	77,244	2,593,854
State Auto Financial Corp.	19,785	407,373
State National Cos., Inc.	41,396	406,095
Stewart Information Services Corp.	31,686	1,182,838
Symetra Financial Corp.	101,805	3,234,345
Third Point Reinsurance Ltd.*	115,723	1,551,845
United Fire Group, Inc.	27,404	1,049,847
United Insurance Holdings Corp.	22,471	384,254
Universal Insurance Holdings, Inc.	43,475	1,007,751

		58,211,644

Real Estate Investment Trusts (REITs) (8.1%)
Acadia Realty Trust (REIT)	94,215	3,123,227
AG Mortgage Investment Trust, Inc. (REIT)	41,452	532,244
Agree Realty Corp. (REIT)	27,890	947,981
Alexander’s, Inc. (REIT)	2,956	1,135,429
Altisource Residential Corp. (REIT)	79,217	983,083
American Assets Trust, Inc. (REIT)	43,925	1,684,524
American Capital Mortgage Investment Corp. (REIT)	71,098	992,528
American Residential Properties, Inc. (REIT)	46,079	870,893
Anworth Mortgage Asset Corp. (REIT)	142,314	619,066
Apollo Commercial Real Estate Finance, Inc. (REIT)	82,830	1,427,161
Apollo Residential Mortgage, Inc. (REIT)	45,651	545,529
Ares Commercial Real Estate Corp. (REIT)	41,870	478,993
Armada Hoffler Properties, Inc. (REIT)	38,508	403,564
ARMOUR Residential REIT, Inc. (REIT)	61,981	1,348,701
Ashford Hospitality Prime, Inc. (REIT)	41,686	604,447
Ashford Hospitality Trust, Inc. (REIT)	116,428	734,661
Bluerock Residential Growth REIT, Inc. (REIT)	28,974	343,342
Campus Crest Communities, Inc. (REIT)*	87,731	596,571
Capstead Mortgage Corp. (REIT)	133,538	1,167,122
CareTrust REIT, Inc. (REIT)	66,406	727,146
CatchMark Timber Trust, Inc. (REIT), Class A	53,787	608,331
Cedar Realty Trust, Inc. (REIT)	118,440	838,555
Chatham Lodging Trust (REIT)	53,808	1,101,988
Chesapeake Lodging Trust (REIT)	81,940	2,061,610
Colony Capital, Inc. (REIT), Class A	154,174	3,003,310
CorEnergy Infrastructure Trust, Inc. (REIT)	16,399	243,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CoreSite Realty Corp. (REIT)	33,700	$1,911,464
Cousins Properties, Inc. (REIT)	296,626	2,797,183
CubeSmart (REIT)	226,898	6,947,617
CyrusOne, Inc. (REIT)	90,903	3,404,317
CYS Investments, Inc. (REIT)	219,180	1,562,753
DCT Industrial Trust, Inc. (REIT)	122,075	4,561,943
DiamondRock Hospitality Co. (REIT)	274,231	2,646,329
DuPont Fabros Technology, Inc. (REIT)	87,078	2,768,210
Dynex Capital, Inc. (REIT)	76,836	487,909
Easterly Government Properties, Inc. (REIT)	19,315	331,832
EastGroup Properties, Inc. (REIT)	43,867	2,439,444
Education Realty Trust, Inc. (REIT)	76,388	2,893,577
EPR Properties (REIT)	78,219	4,571,901
Equity One, Inc. (REIT)	100,026	2,715,706
FelCor Lodging Trust, Inc. (REIT)	197,071	1,438,618
First Industrial Realty Trust, Inc. (REIT)	151,333	3,348,999
First Potomac Realty Trust (REIT)	79,744	909,082
Franklin Street Properties Corp. (REIT)	122,060	1,263,321
Geo Group, Inc. (REIT)	101,532	2,935,290
Getty Realty Corp. (REIT)	33,976	582,688
Gladstone Commercial Corp. (REIT)	31,551	460,329
Government Properties Income Trust (REIT)	83,319	1,322,273
Gramercy Property Trust (REIT)	578,021	4,462,322
Great Ajax Corp. (REIT)	8,504	103,068
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	44,744	846,556
Hatteras Financial Corp. (REIT)	132,989	1,748,805
Healthcare Realty Trust, Inc. (REIT)	137,742	3,900,853
Hersha Hospitality Trust (REIT)	68,630	1,493,389
Highwoods Properties, Inc. (REIT)	128,572	5,605,739
Hudson Pacific Properties, Inc. (REIT)	102,375	2,880,832
Independence Realty Trust, Inc. (REIT)	46,941	352,527
InfraREIT, Inc. (REIT)	30,394	562,289
Inland Real Estate Corp. (REIT)	121,518	1,290,521
Invesco Mortgage Capital, Inc. (REIT)	171,834	2,129,023
Investors Real Estate Trust (REIT)	168,713	1,172,555
iStar, Inc. (REIT)*	118,319	1,387,882
Kite Realty Group Trust (REIT)	115,110	2,984,802

Ladder Capital Corp. (REIT)	55,525	689,621
LaSalle Hotel Properties (REIT)	154,045	3,875,772
Lexington Realty Trust (REIT)	283,170	2,265,360
LTC Properties, Inc. (REIT)	49,008	2,114,205
Mack-Cali Realty Corp. (REIT)	122,760	2,866,446
Medical Properties Trust, Inc. (REIT)	319,969	3,682,843
Monmouth Real Estate Investment Corp. (REIT)	83,050	868,703
Monogram Residential Trust, Inc. (REIT)	230,780	2,252,413
National Health Investors, Inc. (REIT)	51,594	3,140,527
National Storage Affiliates Trust (REIT)	34,112	584,339
New Residential Investment Corp. (REIT)	315,642	3,838,207
New Senior Investment Group, Inc. (REIT)	120,238	1,185,547
New York Mortgage Trust, Inc. (REIT)	160,505	855,492
New York REIT, Inc. (REIT)	223,421	2,569,342
NexPoint Residential Trust, Inc. (REIT)	28,488	372,908
One Liberty Properties, Inc. (REIT)	18,402	394,907
Orchid Island Capital, Inc. (REIT)	31,245	310,263
Parkway Properties, Inc. (REIT)	117,330	1,833,868
Pebblebrook Hotel Trust (REIT)	98,100	2,748,762
Pennsylvania Real Estate Investment Trust (REIT)	95,408	2,086,573
PennyMac Mortgage Investment Trust (REIT)‡	65,650	1,001,819
Physicians Realty Trust (REIT)	97,839	1,649,566
Potlatch Corp. (REIT)	56,327	1,703,328
Preferred Apartment Communities, Inc. (REIT), Class A	32,161	420,666
PS Business Parks, Inc. (REIT)	26,858	2,348,195
QTS Realty Trust, Inc. (REIT), Class A	38,930	1,756,132
RAIT Financial Trust (REIT)	119,671	323,112
Ramco-Gershenson Properties Trust (REIT)	110,434	1,834,309
Redwood Trust, Inc. (REIT)	117,113	1,545,892
Resource Capital Corp. (REIT)	46,740	596,402
Retail Opportunity Investments Corp. (REIT)	135,901	2,432,628
Rexford Industrial Realty, Inc. (REIT)	78,191	1,279,205
RLJ Lodging Trust (REIT)	180,597	3,906,313
Rouse Properties, Inc. (REIT)	51,177	745,137
Ryman Hospitality Properties, Inc. (REIT)	59,798	3,087,969
Sabra Health Care REIT, Inc. (REIT)	89,097	1,802,432
Saul Centers, Inc. (REIT)	14,358	736,135
Select Income REIT (REIT)	86,324	1,710,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Silver Bay Realty Trust Corp. (REIT)	50,735	$794,510
Sovran Self Storage, Inc. (REIT)	48,569	5,211,939
STAG Industrial, Inc. (REIT)	90,208	1,664,338
STORE Capital Corp. (REIT)	54,785	1,271,012
Summit Hotel Properties, Inc. (REIT)	124,892	1,492,459
Sun Communities, Inc. (REIT)	68,517	4,695,470
Sunstone Hotel Investors, Inc. (REIT)	285,015	3,559,837
Terreno Realty Corp. (REIT)	59,991	1,356,996
UMH Properties, Inc. (REIT)	31,410	317,869
United Development Funding IV (REIT)	42,886	471,746
Universal Health Realty Income Trust (REIT)	10,709	535,557
Urban Edge Properties (REIT)	112,829	2,645,840
Urstadt Biddle Properties, Inc. (REIT), Class A	25,031	481,596
Washington Real Estate Investment Trust (REIT)	94,639	2,560,931
Western Asset Mortgage Capital Corp. (REIT)	62,294	636,645
Whitestone REIT (REIT)	38,511	462,517
Xenia Hotels & Resorts, Inc. (REIT)	153,186	2,348,341

		208,269,201

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	67,043	2,367,288
Altisource Asset Management Corp.*	1,239	21,261
Altisource Portfolio Solutions S.A.*	17,843	496,214
AV Homes, Inc.*	17,732	227,147
Consolidated-Tomoka Land Co.	6,137	323,481
Forestar Group, Inc.*	46,444	508,098
FRP Holdings, Inc.*	8,731	296,330
Kennedy-Wilson Holdings, Inc.	127,123	3,061,122
Marcus & Millichap, Inc.*	18,371	535,331
RE/MAX Holdings, Inc., Class A	16,640	620,672
RMR Group, Inc., Class A*	2,428	34,984
St. Joe Co.*	31,010	573,995
Tejon Ranch Co.*	18,332	351,058

		9,416,981

Thrifts & Mortgage Finance (1.9%)
Anchor BanCorp Wisconsin, Inc.*	10,847	472,061
Astoria Financial Corp.	123,223	1,953,085
Bank Mutual Corp.	61,659	480,940
BankFinancial Corp.	24,763	312,757
BBX Capital Corp., Class A*	4,185	65,495
Bear State Financial, Inc.*	16,489	178,576
Beneficial Bancorp, Inc.*	112,567	1,499,392
BofI Holding, Inc.*	83,792	1,763,822
Brookline Bancorp, Inc.	94,443	1,086,095
Capitol Federal Financial, Inc.	191,695	2,407,689
Charter Financial Corp./Maryland	23,369	308,704

Clifton Bancorp, Inc.	35,344	506,833
Dime Community Bancshares, Inc.	42,742	747,558
Essent Group Ltd.*	75,735	1,657,839
EverBank Financial Corp.	132,282	2,113,866
Federal Agricultural Mortgage Corp., Class C	14,486	457,323
First Defiance Financial Corp.	12,311	465,110
Flagstar Bancorp, Inc.*	27,875	644,191
Fox Chase Bancorp, Inc.	15,678	318,107
Hingham Institution for Savings	1,932	231,454
HomeStreet, Inc.*	30,781	668,256
Impac Mortgage Holdings, Inc.*	11,358	204,444
Kearny Financial Corp.	126,688	1,605,137
LendingTree, Inc.*	7,903	705,580
Meridian Bancorp, Inc.	74,472	1,050,055
Meta Financial Group, Inc.	9,172	421,270
MGIC Investment Corp.*	461,962	4,079,124
Nationstar Mortgage Holdings, Inc.*	53,562	716,124
NMI Holdings, Inc., Class A*	69,146	468,118
Northfield Bancorp, Inc.	64,053	1,019,724
Northwest Bancshares, Inc.	137,709	1,843,924
OceanFirst Financial Corp.	17,244	345,397
Ocwen Financial Corp.*	148,432	1,034,571
Oritani Financial Corp.	59,296	978,384
PennyMac Financial Services, Inc., Class A*‡	12,395	190,387
PHH Corp.*	69,088	1,119,226
Provident Financial Services, Inc.	89,500	1,803,425
Radian Group, Inc.	260,864	3,492,969
Stonegate Mortgage Corp.*	19,355	105,485
Territorial Bancorp, Inc.	11,741	325,695
TrustCo Bank Corp.	127,059	780,142
United Community Financial Corp./Ohio	64,847	382,597
United Financial Bancorp, Inc.	67,379	867,842
Walker & Dunlop, Inc.*	36,025	1,037,880
Washington Federal, Inc.	128,460	3,061,202
Waterstone Financial, Inc.	38,854	547,841
WSFS Financial Corp.	38,256	1,237,964

		47,763,660

Total Financials		585,316,534

Health Care (14.7%)
Biotechnology (5.8%)
Abeona Therapeutics, Inc.*	19,723	66,269
ACADIA Pharmaceuticals, Inc.*	108,357	3,862,927
Acceleron Pharma, Inc.*	29,462	1,436,567
Achillion Pharmaceuticals, Inc.*	160,846	1,735,528
Acorda Therapeutics, Inc.*	58,773	2,514,309
Adamas Pharmaceuticals, Inc.*	14,752	417,777
Aduro Biotech, Inc.*	11,033	310,469
Advaxis, Inc.*	41,975	422,268
Aegerion Pharmaceuticals, Inc.*	35,088	354,389
Affimed N.V.*	19,977	142,236
Agenus, Inc.*	103,542	470,081
Aimmune Therapeutics, Inc.*	15,044	277,562
Akebia Therapeutics, Inc.*	34,018	439,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Alder Biopharmaceuticals, Inc.*	31,923	$1,054,417
AMAG Pharmaceuticals, Inc.*	39,691	1,198,271
Amicus Therapeutics, Inc.*	158,943	1,541,747
Anacor Pharmaceuticals, Inc.*	55,671	6,289,153
Anthera Pharmaceuticals, Inc.*	54,602	253,353
Applied Genetic Technologies Corp.*	11,129	227,032
Ardelyx, Inc.*	22,520	408,062
Arena Pharmaceuticals, Inc.*	336,484	639,320
ARIAD Pharmaceuticals, Inc.*	229,240	1,432,750
Array BioPharma, Inc.*	191,274	807,176
Arrowhead Research Corp.*	81,453	500,936
Asterias Biotherapeutics, Inc.*	13,471	52,941
Atara Biotherapeutics, Inc.*	22,605	596,998
aTyr Pharma, Inc.*	8,061	79,240
Avalanche Biotechnologies, Inc.*	25,747	245,111
Axovant Sciences Ltd.*	19,299	347,961
Bellicum Pharmaceuticals, Inc.*	11,318	229,416
BioCryst Pharmaceuticals, Inc.*	97,439	1,005,570
BioSpecifics Technologies Corp.*	6,549	281,411
BioTime, Inc.*	70,525	289,153
Blueprint Medicines Corp.*	12,350	325,299
Calithera Biosciences, Inc.*	14,571	111,614
Cara Therapeutics, Inc.*	27,591	465,184
Catabasis Pharmaceuticals, Inc.*	3,100	24,583
Catalyst Pharmaceuticals, Inc.*	106,125	260,006
Celldex Therapeutics, Inc.*	134,232	2,104,758
Cellular Biomedicine Group, Inc.*	12,825	275,609
Cepheid, Inc.*	97,850	3,574,460
ChemoCentryx, Inc.*	37,404	302,972
Chiasma, Inc.*	10,181	199,242
Chimerix, Inc.*	62,245	557,093
Cidara Therapeutics, Inc.*	6,411	110,013
Clovis Oncology, Inc.*	37,898	1,326,430
Coherus Biosciences, Inc.*	31,679	727,350
Concert Pharmaceuticals, Inc.*	21,447	406,850
CorMedix, Inc.*	48,639	98,737
CTI BioPharma Corp.*	215,411	264,956
Curis, Inc.*	144,957	421,825
Cytokinetics, Inc.*	46,935	490,940
CytomX Therapeutics, Inc.*	10,372	216,464
CytRx Corp.*	90,404	239,571
Dicerna Pharmaceuticals, Inc.*	19,765	234,611
Dyax Corp.*	198,082	7,451,845
Dynavax Technologies Corp.*	50,120	1,210,899
Eagle Pharmaceuticals, Inc.*	11,699	1,037,350
Edge Therapeutics, Inc.*	11,381	142,262
Emergent BioSolutions, Inc.*	41,325	1,653,413
Enanta Pharmaceuticals, Inc.*	22,265	735,190
Epizyme, Inc.*	39,205	628,064
Esperion Therapeutics, Inc.*	17,755	395,226
Exact Sciences Corp.*	130,690	1,206,269
Exelixis, Inc.*	307,401	1,733,742
Fibrocell Science, Inc.*	36,088	164,200
FibroGen, Inc.*	65,298	1,989,630
Five Prime Therapeutics, Inc.*	29,728	1,233,712
Flexion Therapeutics, Inc.*	19,400	373,838
Foundation Medicine, Inc.*	15,917	335,212
Galena Biopharma, Inc.*	212,431	312,274

Genocea Biosciences, Inc.*	28,008	147,602
Genomic Health, Inc.*	24,745	871,024
Geron Corp.*	216,738	1,049,012
Global Blood Therapeutics, Inc.*	9,362	302,673
Halozyme Therapeutics, Inc.*	144,491	2,504,029
Heron Therapeutics, Inc.*	39,892	1,065,116
Idera Pharmaceuticals, Inc.*	118,815	367,138
Ignyta, Inc.*	29,322	392,915
Immune Design Corp.*	14,714	295,457
ImmunoGen, Inc.*	115,782	1,571,162
Immunomedics, Inc.*	126,596	388,650
Infinity Pharmaceuticals, Inc.*	67,503	529,899
Inovio Pharmaceuticals, Inc.*	98,763	663,687
Insmed, Inc.*	83,870	1,522,240
Insys Therapeutics, Inc.*	31,777	909,776
Invitae Corp.*	10,546	86,583
Ironwood Pharmaceuticals, Inc.*	172,131	1,994,998
Karyopharm Therapeutics, Inc.*	30,159	399,607
Keryx Biopharmaceuticals, Inc.*	139,411	704,026
Kite Pharma, Inc.*	39,308	2,422,159
La Jolla Pharmaceutical Co.*	18,855	509,085
Lexicon Pharmaceuticals, Inc.*	55,375	737,041
Ligand Pharmaceuticals, Inc.*	24,069	2,609,561
Lion Biotechnologies, Inc.*	58,869	454,469
Loxo Oncology, Inc.*	9,970	283,646
MacroGenics, Inc.*	43,351	1,342,580
MannKind Corp.*	332,343	481,897
Medgenics, Inc.*	23,537	141,693
Merrimack Pharmaceuticals, Inc.*	151,127	1,193,903
MiMedx Group, Inc.*	148,329	1,389,843
Mirati Therapeutics, Inc.*	15,689	495,772
Momenta Pharmaceuticals, Inc.*	83,543	1,239,778
Myriad Genetics, Inc.*	94,640	4,084,662
NantKwest, Inc.*†	9,462	139,380
Natera, Inc.*	13,891	150,023
Navidea Biopharmaceuticals, Inc.*	206,432	274,555
Neurocrine Biosciences, Inc.*	116,150	6,570,605
NewLink Genetics Corp.*	28,431	1,034,604
Nivalis Therapeutics, Inc.*	7,095	54,915
Northwest Biotherapeutics, Inc.*	63,578	203,450
Novavax, Inc.*	364,740	3,060,169
Ocata Therapeutics, Inc.*	57,060	480,445
OncoMed Pharmaceuticals, Inc.*	22,324	503,183
Oncothyreon, Inc.*	126,441	280,699
Ophthotech Corp.*	32,580	2,558,507
Orexigen Therapeutics, Inc.*	148,858	256,036
Organovo Holdings, Inc.*	123,521	307,567
Osiris Therapeutics, Inc.	25,920	269,050
Otonomy, Inc.*	20,386	565,711
OvaScience, Inc.*	31,891	311,575
PDL BioPharma, Inc.	226,164	800,621
Peregrine Pharmaceuticals, Inc.*	274,878	321,607
Pfenex, Inc.*	22,456	278,005
Portola Pharmaceuticals, Inc.*	67,543	3,475,087
Progenics Pharmaceuticals, Inc.*	94,213	577,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Proteon Therapeutics, Inc.*	9,460	$146,725
Prothena Corp. plc*	42,594	2,901,077
PTC Therapeutics, Inc.*	46,281	1,499,504
Radius Health, Inc.*	45,005	2,769,608
Raptor Pharmaceutical Corp.*	112,044	582,629
REGENXBIO, Inc.*	9,802	162,713
Regulus Therapeutics, Inc.*	37,220	324,558
Repligen Corp.*	44,816	1,267,845
Retrophin, Inc.*	48,095	927,753
Rigel Pharmaceuticals, Inc.*	118,803	359,973
Sage Therapeutics, Inc.*	19,000	1,107,700
Sangamo BioSciences, Inc.*	93,844	856,796
Sarepta Therapeutics, Inc.*	56,538	2,181,236
Seres Therapeutics, Inc.*	11,748	412,237
Sorrento Therapeutics, Inc.*	38,590	336,119
Spark Therapeutics, Inc.*	11,179	506,520
Spectrum Pharmaceuticals, Inc.*	93,274	562,442
Stemline Therapeutics, Inc.*	20,095	126,799
Synergy Pharmaceuticals, Inc.*	135,501	768,291
Synta Pharmaceuticals Corp.*	122,349	43,067
T2 Biosystems, Inc.*	11,707	128,075
TESARO, Inc.*	31,855	1,666,654
TG Therapeutics, Inc.*	47,999	572,628
Threshold Pharmaceuticals, Inc.*	87,982	42,223
Tobira Therapeutics, Inc.*	2,991	30,060
Tokai Pharmaceuticals, Inc.*	12,354	107,727
Trevena, Inc.*	43,906	461,013
Trovagene, Inc.*	40,269	217,453
Ultragenyx Pharmaceutical, Inc.*	52,241	5,860,395
Vanda Pharmaceuticals, Inc.*	57,555	535,837
Verastem, Inc.*	42,396	78,857
Versartis, Inc.*	29,329	363,386
Vitae Pharmaceuticals, Inc.*	17,264	312,478
Vital Therapies, Inc.*	21,661	249,535
Voyager Therapeutics, Inc.*	7,780	170,382
vTv Therapeutics, Inc., Class A*	9,459	64,416
XBiotech, Inc.*	5,278	57,372
Xencor, Inc.*	38,444	562,051
XOMA Corp.*	123,257	163,932
Zafgen, Inc.*	22,283	140,160
ZIOPHARM Oncology, Inc.*	156,204	1,298,055

		149,822,890

Health Care Equipment & Supplies (3.6%)
Abaxis, Inc.	30,982	1,725,078
ABIOMED, Inc.*	56,792	5,127,182
Accuray, Inc.*	108,297	731,005
Analogic Corp.	17,023	1,406,100
AngioDynamics, Inc.*	35,494	430,897
Anika Therapeutics, Inc.*	20,219	771,557
Antares Pharma, Inc.*	205,215	248,310
AtriCure, Inc.*	38,415	862,033
Atrion Corp.	1,992	759,350
Cantel Medical Corp.	46,991	2,920,021
Cardiovascular Systems, Inc.*	42,656	644,959
Cerus Corp.*	131,365	830,227
ConforMIS, Inc.*	14,577	252,036
CONMED Corp.	37,936	1,671,081
Corindus Vascular Robotics, Inc.*	28,571	91,713

CryoLife, Inc.	35,276	380,275
Cutera, Inc.*	20,775	265,712
Cynosure, Inc., Class A*	30,556	1,364,936
EndoChoice Holdings, Inc.*	9,785	81,705
Endologix, Inc.*	93,143	922,116
Entellus Medical, Inc.*	7,355	124,005
Exactech, Inc.*	14,336	260,198
GenMark Diagnostics, Inc.*	56,256	436,546
Glaukos Corp.*	10,085	248,999
Globus Medical, Inc., Class A*	94,546	2,630,270
Greatbatch, Inc.*	34,975	1,836,187
Haemonetics Corp.*	71,190	2,295,166
Halyard Health, Inc.*	64,209	2,145,223
HeartWare International, Inc.*	23,972	1,208,189
ICU Medical, Inc.*	19,445	2,193,007
Inogen, Inc.*	21,365	856,523
Insulet Corp.*	77,939	2,946,874
Integra LifeSciences Holdings Corp.*	39,011	2,644,166
Invacare Corp.	44,663	776,690
InVivo Therapeutics Holdings Corp.*	36,898	265,666
Invuity, Inc.*	2,000	17,640
iRadimed Corp.*	3,581	100,375
K2M Group Holdings, Inc.*	24,053	474,806
Lantheus Holdings, Inc.*	11,110	37,552
LDR Holding Corp.*	34,860	875,335
LeMaitre Vascular, Inc.	17,033	293,819
LivaNova plc*	60,195	3,573,777
Masimo Corp.*	59,859	2,484,747
Meridian Bioscience, Inc.	57,589	1,181,726
Merit Medical Systems, Inc.*	59,727	1,110,325
Natus Medical, Inc.*	45,189	2,171,331
Neogen Corp.*	51,046	2,885,120
Nevro Corp.*	23,054	1,556,375
Novocure Ltd.*	11,421	255,374
NuVasive, Inc.*	66,091	3,576,184
NxStage Medical, Inc.*	86,923	1,904,483
OraSure Technologies, Inc.*	74,889	482,285
Orthofix International N.V.*	25,784	1,010,991
Oxford Immunotec Global plc*	27,844	320,206
Penumbra, Inc.*	6,224	334,913
Quidel Corp.*	40,009	848,191
Rockwell Medical, Inc.*	70,502	721,940
RTI Surgical, Inc.*	77,148	306,278
SeaSpine Holdings Corp.*	11,774	202,277
Second Sight Medical Products, Inc.*	15,635	92,090
Sientra, Inc.*	12,006	71,075
Spectranetics Corp.*	57,857	871,326
STAAR Surgical Co.*	52,600	375,564
STERIS plc	115,649	8,712,996
SurModics, Inc.*	18,312	371,184
Tandem Diabetes Care, Inc.*	23,107	272,894
TransEnterix, Inc.*	60,355	149,680
Unilife Corp.*	156,303	77,386
Utah Medical Products, Inc.	5,462	319,745
Vascular Solutions, Inc.*	23,640	812,980
Veracyte, Inc.*	17,065	122,868
West Pharmaceutical Services, Inc.	98,145	5,910,292
Wright Medical Group N.V.*	123,353	2,982,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Zeltiq Aesthetics, Inc.*	44,341	$1,265,049

		91,487,856

Health Care Providers & Services (2.4%)
AAC Holdings, Inc.*	11,371	216,731
Aceto Corp.	39,559	1,067,302
Addus HomeCare Corp.*	8,869	206,470
Adeptus Health, Inc., Class A*	8,429	459,549
Air Methods Corp.*	53,467	2,241,871
Alliance HealthCare Services, Inc.*	6,894	63,287
Almost Family, Inc.*	9,685	370,258
Amedisys, Inc.*	38,413	1,510,399
AMN Healthcare Services, Inc.*	64,743	2,010,270
Amsurg Corp.*	73,004	5,548,304
BioScrip, Inc.*	93,004	162,757
BioTelemetry, Inc.*	36,411	425,280
Capital Senior Living Corp.*	40,461	844,016
Chemed Corp.	23,252	3,483,150
Civitas Solutions, Inc.*	16,030	461,504
CorVel Corp.*	11,276	495,242
Cross Country Healthcare, Inc.*	43,838	718,505
Diplomat Pharmacy, Inc.*	49,279	1,686,327
Ensign Group, Inc.	69,124	1,564,276
ExamWorks Group, Inc.*	56,495	1,502,767
Five Star Quality Care, Inc.*	59,077	187,865
Genesis Healthcare, Inc.*	51,409	178,389
Hanger, Inc.*	48,991	805,902
HealthEquity, Inc.*	49,401	1,238,483
HealthSouth Corp.	125,015	4,351,772
Healthways, Inc.*	41,362	532,329
Kindred Healthcare, Inc.	113,945	1,357,085
Landauer, Inc.	13,190	434,215
LHC Group, Inc.*	17,578	796,108
Magellan Health, Inc.*	33,793	2,083,676
Molina Healthcare, Inc.*	53,451	3,214,009
National HealthCare Corp.	13,654	842,452
National Research Corp., Class A	12,716	203,965
National Research Corp., Class B	546	19,558
Nobilis Health Corp.*	44,667	125,961
Owens & Minor, Inc.	87,084	3,133,282
PharMerica Corp.*	41,753	1,461,355
Providence Service Corp.*	18,588	872,149
RadNet, Inc.*	46,938	290,077
Select Medical Holdings Corp.	143,627	1,710,598
Surgery Partners, Inc.*	21,416	438,814
Surgical Care Affiliates, Inc.*	29,664	1,180,924
Team Health Holdings, Inc.*	97,906	4,297,094
Teladoc, Inc.*	13,077	234,863
Triple-S Management Corp., Class B*	32,310	772,532
Trupanion, Inc.*	22,501	219,610
U.S. Physical Therapy, Inc.	16,941	909,393
Universal American Corp.	67,553	472,871
WellCare Health Plans, Inc.*	59,806	4,677,427

		62,081,023

Health Care Technology (0.5%)
Castlight Health, Inc., Class B*	48,884	208,735

Computer Programs & Systems, Inc.	15,233	757,842
Connecture, Inc.*	9,442	34,086
Evolent Health, Inc., Class A*	18,460	223,550
HealthStream, Inc.*	33,872	745,184
HMS Holdings Corp.*	121,166	1,495,188
Imprivata, Inc.*	13,044	147,397
MedAssets, Inc.*	83,008	2,568,267
Medidata Solutions, Inc.*	75,192	3,706,214
Omnicell, Inc.*	49,286	1,531,809
Press Ganey Holdings, Inc.*	14,717	464,321
Quality Systems, Inc.	67,731	1,091,824
Vocera Communications, Inc.*	36,264	442,421

		13,416,838

Life Sciences Tools & Services (0.6%)
Accelerate Diagnostics, Inc.*	29,882	642,164
Affymetrix, Inc.*	105,074	1,060,197
Albany Molecular Research, Inc.*	34,354	681,927
Cambrex Corp.*	43,357	2,041,681
Fluidigm Corp.*	38,613	417,406
Harvard Bioscience, Inc.*	46,160	160,175
INC Research Holdings, Inc., Class A*	17,639	855,668
Luminex Corp.*	58,448	1,250,203
NanoString Technologies, Inc.*	18,056	265,604
NeoGenomics, Inc.*	73,107	575,352
Pacific Biosciences of California, Inc.*	79,630	1,045,542
PAREXEL International Corp.*	75,157	5,119,695
PRA Health Sciences, Inc.*	27,013	1,222,878
Sequenom, Inc.*	167,037	273,941

		15,612,433

Pharmaceuticals (1.8%)
Aclaris Therapeutics, Inc.*	7,779	209,566
Aerie Pharmaceuticals, Inc.*	28,781	700,817
Agile Therapeutics, Inc.*	14,002	136,660
Alimera Sciences, Inc.*	42,403	102,615
Amphastar Pharmaceuticals, Inc.*	45,184	642,968
ANI Pharmaceuticals, Inc.*	10,976	495,292
Aratana Therapeutics, Inc.*	40,700	227,106
Assembly Biosciences, Inc.*	20,699	155,450
BioDelivery Sciences International, Inc.*	66,036	316,313
Carbylan Therapeutics, Inc.*	16,035	58,047
Catalent, Inc.*	113,509	2,841,130
Cempra, Inc.*	44,017	1,370,249
Collegium Pharmaceutical, Inc.*	10,008	275,220
Corcept Therapeutics, Inc.*	81,949	408,106
Corium International, Inc.*	15,782	128,150
Depomed, Inc.*	80,705	1,463,182
Dermira, Inc.*	21,204	733,871
Durect Corp.*	150,486	332,574
Endocyte, Inc.*	51,918	208,191
Flex Pharma, Inc.*	8,253	102,750
Foamix Pharmaceuticals Ltd.*	33,566	272,220
Heska Corp.*	8,871	343,130
Impax Laboratories, Inc.*	98,417	4,208,311

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Intersect ENT, Inc.*	22,996	$517,410
Intra-Cellular Therapies, Inc.*	29,879	1,607,191
Lannett Co., Inc.*	36,784	1,475,774
Medicines Co.*	91,154	3,403,690
Nektar Therapeutics*	180,877	3,047,778
Neos Therapeutics, Inc.*	8,570	122,722
Ocular Therapeutix, Inc.*	20,439	191,513
Omeros Corp.*	51,529	810,551
Pacira Pharmaceuticals, Inc.*	50,140	3,850,251
Paratek Pharmaceuticals, Inc.*	15,758	298,929
Pernix Therapeutics Holdings, Inc.*	60,696	179,053
Phibro Animal Health Corp., Class A	23,974	722,337
POZEN, Inc.*	38,219	261,036
Prestige Brands Holdings, Inc.*	72,296	3,721,798
Relypsa, Inc.*	45,321	1,284,397
Revance Therapeutics, Inc.*	24,807	847,407
Sagent Pharmaceuticals, Inc.*	30,676	488,055
SciClone Pharmaceuticals, Inc.*	66,570	612,444
Sucampo Pharmaceuticals, Inc., Class A*	34,911	603,611
Supernus Pharmaceuticals, Inc.*	47,601	639,758
Teligent, Inc.*	59,824	532,434
Tetraphase Pharmaceuticals, Inc.*	48,474	486,194
TherapeuticsMD, Inc.*	172,978	1,793,782
Theravance Biopharma, Inc.*	33,460	548,409
Theravance, Inc.	114,463	1,206,440
VIVUS, Inc.*	141,976	144,816
XenoPort, Inc.*	82,657	453,787
Zogenix, Inc.*	33,507	493,893
Zynerba Pharmaceuticals, Inc.*	4,658	46,906

		46,124,284

Total Health Care		378,545,324

Industrials (10.8%)
Aerospace & Defense (1.3%)
AAR Corp.	47,911	1,259,580
Aerojet Rocketdyne Holdings, Inc.*	85,876	1,344,818
Aerovironment, Inc.*	26,967	794,717
American Science & Engineering, Inc.	10,173	420,959
Astronics Corp.*	30,205	1,229,646
Cubic Corp.	29,258	1,382,441
Curtiss-Wright Corp.	64,611	4,425,854
DigitalGlobe, Inc.*	98,989	1,550,168
Ducommun, Inc.*	15,060	244,273
Engility Holdings, Inc.	24,588	798,618
Esterline Technologies Corp.*	40,378	3,270,618
HEICO Corp.	26,506	1,440,866
HEICO Corp., Class A	54,040	2,658,768
KEYW Holding Corp.*	44,472	267,721
KLX, Inc.*	71,916	2,214,294
Kratos Defense & Security Solutions, Inc.*	61,421	251,826
Moog, Inc., Class A*	49,686	3,010,972
National Presto Industries, Inc.	6,557	543,313
Sparton Corp.*	13,063	261,129
TASER International, Inc.*	72,959	1,261,461

Teledyne Technologies, Inc.*	48,169	4,272,590
Vectrus, Inc.*	14,659	306,227

		33,210,859

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	70,052	706,124
Atlas Air Worldwide Holdings, Inc.*	34,441	1,423,791
Echo Global Logistics, Inc.*	41,344	843,004
Forward Air Corp.	41,950	1,804,269
Hub Group, Inc., Class A*	49,082	1,617,252
Park-Ohio Holdings Corp.	11,709	430,657
Radiant Logistics, Inc.*	40,007	137,224
UTi Worldwide, Inc.*	124,306	873,871
XPO Logistics, Inc.*	97,338	2,652,461

		10,488,653

Airlines (0.3%)
Allegiant Travel Co.	18,182	3,051,485
Hawaiian Holdings, Inc.*	65,317	2,307,650
Republic Airways Holdings, Inc.*	70,324	276,373
SkyWest, Inc.	70,065	1,332,636
Virgin America, Inc.*	33,974	1,223,404

		8,191,548

Building Products (0.8%)
AAON, Inc.	55,241	1,282,696
Advanced Drainage Systems, Inc.	46,514	1,117,731
American Woodmark Corp.*	17,677	1,413,806
Apogee Enterprises, Inc.	39,692	1,726,999
Builders FirstSource, Inc.*	69,292	767,755
Continental Building Products, Inc.*	43,176	753,853
Gibraltar Industries, Inc.*	42,086	1,070,668
Griffon Corp.	45,866	816,415
Insteel Industries, Inc.	24,038	502,875
Masonite International Corp.*	41,346	2,531,616
NCI Building Systems, Inc.*	36,030	447,132
Nortek, Inc.*	13,434	585,991
Patrick Industries, Inc.*	17,237	749,809
PGT, Inc.*	65,645	747,697
Ply Gem Holdings, Inc.*	29,566	370,758
Quanex Building Products Corp.	46,720	974,112
Simpson Manufacturing Co., Inc.	57,114	1,950,443
Trex Co., Inc.*	43,842	1,667,750
Universal Forest Products, Inc.	27,511	1,880,927

		21,359,033

Commercial Services & Supplies (1.8%)
ABM Industries, Inc.	76,192	2,169,186
ACCO Brands Corp.*	149,913	1,068,880
ARC Document Solutions, Inc.*	56,546	249,933
Brady Corp., Class A	65,333	1,501,352
Brink’s Co.	66,276	1,912,725
Casella Waste Systems, Inc., Class A*	54,268	324,523
CECO Environmental Corp.	39,386	302,484
Civeo Corp.*	139,593	198,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Deluxe Corp.	68,009	$3,709,211
Ennis, Inc.	35,197	677,542
Essendant, Inc.	52,502	1,706,840
G&K Services, Inc., Class A	27,113	1,705,408
Healthcare Services Group, Inc.	96,686	3,371,441
Heritage-Crystal Clean, Inc.*	16,387	173,702
Herman Miller, Inc.	81,205	2,330,584
HNI Corp.	60,391	2,177,699
InnerWorkings, Inc.*	48,960	367,200
Interface, Inc.	89,762	1,718,045
Kimball International, Inc., Class B	44,264	432,459
Knoll, Inc.	66,632	1,252,682
Matthews International Corp., Class A	44,879	2,398,783
McGrath RentCorp	35,093	883,993
Mobile Mini, Inc.	62,100	1,933,173
MSA Safety, Inc.	40,262	1,750,189
Multi-Color Corp.	17,461	1,044,342
NL Industries, Inc.*	10,418	31,671
Quad/Graphics, Inc.	40,053	372,493
SP Plus Corp.*	22,949	548,481
Steelcase, Inc., Class A	113,206	1,686,769
Team, Inc.*	28,099	898,044
Tetra Tech, Inc.	82,150	2,137,543
TRC Cos., Inc.*	23,943	221,473
U.S. Ecology, Inc.	29,766	1,084,673
UniFirst Corp.	20,206	2,105,465
Viad Corp.	27,983	789,960
West Corp.	71,859	1,549,999

		46,787,169

Construction & Engineering (0.7%)
Aegion Corp.*	49,993	965,365
Ameresco, Inc., Class A*	27,670	172,938
Argan, Inc.	17,770	575,748
Comfort Systems USA, Inc.	50,860	1,445,441
Dycom Industries, Inc.*	46,413	3,247,054
EMCOR Group, Inc.	85,401	4,102,664
Furmanite Corp.*	49,569	330,130
Granite Construction, Inc.	53,914	2,313,450
Great Lakes Dredge & Dock Corp.*	80,939	320,518
HC2 Holdings, Inc.*	25,577	135,302
MasTec, Inc.*	91,450	1,589,401
MYR Group, Inc.*	28,783	593,218
Northwest Pipe Co.*	12,175	136,238
NV5 Global, Inc.*	7,686	168,938
Orion Marine Group, Inc.*	38,279	159,623
Primoris Services Corp.	52,866	1,164,638
Tutor Perini Corp.*	51,876	868,404

		18,289,070

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	8,156	213,524
AZZ, Inc.	35,220	1,957,175
Encore Wire Corp.	28,172	1,044,899
EnerSys, Inc.	60,473	3,382,255
Enphase Energy, Inc.*	36,147	126,876
Franklin Electric Co., Inc.	64,652	1,747,544
FuelCell Energy, Inc.*	26,342	130,658

Generac Holdings, Inc.*	94,267	2,806,329
General Cable Corp.	66,061	887,199
LSI Industries, Inc.	29,011	353,644
Plug Power, Inc.*	233,071	491,780
Powell Industries, Inc.	11,829	307,909
Power Solutions International, Inc.*	6,162	112,457
PowerSecure International, Inc.*	29,588	445,299
Preformed Line Products Co.	3,574	150,465
Sunrun, Inc.*	23,790	280,008
Thermon Group Holdings, Inc.*	43,372	733,854
Vicor Corp.*	20,963	191,183

		15,363,058

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	51,065	796,614

Machinery (2.4%)
Accuride Corp.*	53,524	88,850
Actuant Corp., Class A	81,712	1,957,820
Alamo Group, Inc.	13,605	708,821
Albany International Corp., Class A	38,688	1,414,046
Altra Industrial Motion Corp.	36,084	904,987
American Railcar Industries, Inc.	13,044	603,676
Astec Industries, Inc.	25,872	1,052,990
Barnes Group, Inc.	74,499	2,636,520
Blount International, Inc.*	64,772	635,413
Blue Bird Corp.*	5,831	59,126
Briggs & Stratton Corp.	60,584	1,048,103
Chart Industries, Inc.*	41,159	739,216
CIRCOR International, Inc.	23,165	976,405
CLARCOR, Inc.	68,224	3,389,368
Columbus McKinnon Corp.	27,072	511,661
Commercial Vehicle Group, Inc.*	40,539	111,888
Douglas Dynamics, Inc.	31,723	668,404
EnPro Industries, Inc.	31,516	1,381,661
ESCO Technologies, Inc.	35,549	1,284,741
ExOne Co.*	13,881	139,365
Federal Signal Corp.	85,837	1,360,516
FreightCar America, Inc.	16,622	322,965
Global Brass & Copper Holdings, Inc.	29,438	627,029
Gorman-Rupp Co.	25,127	671,645
Graham Corp.	12,923	217,365
Greenbrier Cos., Inc.	36,847	1,201,949
Harsco Corp.	107,886	850,142
Hillenbrand, Inc.	85,569	2,535,410
Hurco Cos., Inc.	8,308	220,661
Hyster-Yale Materials Handling, Inc.	13,045	684,210
John Bean Technologies Corp.	39,816	1,984,031
Kadant, Inc.	15,079	612,358
L.B. Foster Co., Class A	13,566	185,312
Lindsay Corp.	16,208	1,173,459
Lydall, Inc.*	23,376	829,381
Meritor, Inc.*	134,166	1,120,286
Milacron Holdings Corp.*	20,227	253,040
Miller Industries, Inc.	15,282	332,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Mueller Industries, Inc.	77,339	$2,095,887
Mueller Water Products, Inc., Class A	219,134	1,884,552
Navistar International Corp.*	70,081	619,516
NN, Inc.	36,100	575,434
Omega Flex, Inc.	3,624	119,628
Proto Labs, Inc.*	31,905	2,032,029
RBC Bearings, Inc.*	31,653	2,044,467
Rexnord Corp.*	139,051	2,519,604
Standex International Corp.	17,483	1,453,711
Sun Hydraulics Corp.	30,584	970,430
Tennant Co.	25,286	1,422,590
Titan International, Inc.	60,419	238,051
TriMas Corp.*	61,223	1,141,809
Twin Disc, Inc.	11,182	117,635
Wabash National Corp.*	92,226	1,091,034
Watts Water Technologies, Inc., Class A	38,368	1,905,739
Woodward, Inc.	88,571	4,398,436
Xerium Technologies, Inc.*	14,812	175,522

		60,301,736

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	30,410	107,043
Golden Ocean Group Ltd.*	87,012	93,103
Matson, Inc.	58,871	2,509,671
Navios Maritime Holdings, Inc.	106,875	187,031
Safe Bulkers, Inc.	45,335	36,721
Scorpio Bulkers, Inc.*	38,074	376,548
Ultrapetrol Bahamas Ltd.*	21,191	2,225

		3,312,342

Professional Services (1.3%)
Acacia Research Corp.	70,128	300,849
Advisory Board Co.*	58,083	2,881,498
Barrett Business Services, Inc.	9,877	430,045
CBIZ, Inc.*	68,275	673,192
CDI Corp.	19,282	130,346
CEB, Inc.	45,827	2,813,320
CRA International, Inc.*	12,933	241,200
Exponent, Inc.	35,850	1,790,708
Franklin Covey Co.*	17,130	286,756
FTI Consulting, Inc.*	57,115	1,979,606
GP Strategies Corp.*	17,439	437,893
Heidrick & Struggles International, Inc.	25,027	681,235
Hill International, Inc.*	48,692	188,925
Huron Consulting Group, Inc.*	31,794	1,888,564
ICF International, Inc.*	27,235	968,477
Insperity, Inc.	26,096	1,256,522
Kelly Services, Inc., Class A	38,880	627,912
Kforce, Inc.	33,642	850,470
Korn/Ferry International	68,574	2,275,285
Mistras Group, Inc.*	22,511	429,735
Navigant Consulting, Inc.*	66,469	1,067,492
On Assignment, Inc.*	70,401	3,164,525
Pendrell Corp.*	209,737	105,099
Resources Connection, Inc.	52,088	851,118
RPX Corp.*	74,791	822,701
TriNet Group, Inc.*	56,980	1,102,563
TrueBlue, Inc.*	57,529	1,481,947
Volt Information Sciences, Inc.*	11,322	92,161

VSE Corp.	5,907	367,297
WageWorks, Inc.*	48,620	2,205,889

		32,393,330

Road & Rail (0.4%)
ArcBest Corp.	35,597	761,420
Celadon Group, Inc.	37,575	371,617
Covenant Transportation Group, Inc., Class A*	15,401	290,925
Heartland Express, Inc.	68,475	1,165,444
Knight Transportation, Inc.	85,240	2,065,365
Marten Transport Ltd.	31,006	548,806
P.A.M. Transportation Services, Inc.*	4,096	113,009
Roadrunner Transportation Systems, Inc.*	38,853	366,384
Saia, Inc.*	34,062	757,879
Swift Transportation Co.*	120,713	1,668,254
Universal Truckload Services, Inc.	10,628	149,217
USA Truck, Inc.*	12,703	221,667
Werner Enterprises, Inc.	59,879	1,400,570
YRC Worldwide, Inc.*	44,150	626,047

		10,506,604

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	85,197	1,779,765
Applied Industrial Technologies, Inc.	54,783	2,218,164
Beacon Roofing Supply, Inc.*	67,665	2,786,445
BMC Stock Holdings, Inc.*	50,739	849,878
CAI International, Inc.*	24,028	242,202
DXP Enterprises, Inc.*	16,723	381,285
H&E Equipment Services, Inc.	42,615	744,910
Kaman Corp.	37,168	1,516,826
Lawson Products, Inc.*	7,975	186,216
MRC Global, Inc.*	141,086	1,820,009
Neff Corp., Class A*	15,366	117,704
Real Industry, Inc.*	32,040	257,281
Rush Enterprises, Inc., Class A*	47,879	1,048,071
TAL International Group, Inc.*	45,463	722,862
Textainer Group Holdings Ltd.	30,186	425,925
Titan Machinery, Inc.*	24,181	264,298
Univar, Inc.*	55,000	935,550
Veritiv Corp.*	11,513	417,001

		16,714,392

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	82,876	992,026

Total Industrials		278,706,434

Information Technology (16.0%)
Communications Equipment (1.4%)
ADTRAN, Inc.	67,944	1,169,996
Aerohive Networks, Inc.*	29,211	149,268
Alliance Fiber Optic Products, Inc.*	19,424	294,468
Applied Optoelectronics, Inc.*	23,352	400,720
Bel Fuse, Inc., Class B	13,809	238,758
Black Box Corp.	20,241	192,897
CalAmp Corp.*	49,586	988,249
Calix, Inc.*	60,370	475,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ciena Corp.*	168,539	$3,487,073
Clearfield, Inc.*	14,425	193,439
Comtech Telecommunications Corp.	21,379	429,504
Digi International, Inc.*	34,188	389,059
Emcore Corp.*	25,335	155,304
Extreme Networks, Inc.*	131,581	536,850
Finisar Corp.*	141,564	2,058,341
Harmonic, Inc.*	120,802	491,664
Infinera Corp.*	180,782	3,275,770
InterDigital, Inc.	49,026	2,404,235
Ixia*	81,759	1,016,264
KVH Industries, Inc.*	20,287	191,104
NETGEAR, Inc.*	43,701	1,831,509
NetScout Systems, Inc.*	125,184	3,843,149
Novatel Wireless, Inc.*	48,291	80,646
Oclaro, Inc.*	132,940	462,631
Plantronics, Inc.	47,948	2,273,694
Polycom, Inc.*	183,912	2,315,452
Ruckus Wireless, Inc.*	103,603	1,109,588
ShoreTel, Inc.*	88,059	779,322
Sonus Networks, Inc.*	65,021	463,600
Ubiquiti Networks, Inc.*	41,723	1,322,202
ViaSat, Inc.*	58,082	3,543,583

		36,563,451

Electronic Equipment, Instruments & Components (2.4%)
Agilysys, Inc.*	19,519	194,995
Anixter International, Inc.*	38,986	2,354,364
AVX Corp.	62,407	757,621
Badger Meter, Inc.	19,784	1,159,145
Belden, Inc.	58,097	2,770,065
Benchmark Electronics, Inc.*	71,778	1,483,651
Checkpoint Systems, Inc.	56,178	352,236
Coherent, Inc.*	32,443	2,112,364
Control4 Corp.*	27,052	196,668
CTS Corp.	45,327	799,568
Daktronics, Inc.	52,295	456,012
DTS, Inc.*	23,638	533,746
Electro Rent Corp.	21,803	200,588
ePlus, Inc.*	7,689	717,076
Fabrinet*	48,358	1,151,888
FARO Technologies, Inc.*	23,657	698,355
FEI Co.	56,369	4,497,682
GSI Group, Inc.*	46,924	639,105
II-VI, Inc.*	70,627	1,310,837
Insight Enterprises, Inc.*	51,940	1,304,733
InvenSense, Inc.*	104,652	1,070,590
Itron, Inc.*	52,509	1,899,776
Kimball Electronics, Inc.*	39,901	438,512
Knowles Corp.*	119,199	1,588,923
Littelfuse, Inc.	30,694	3,284,565
Mercury Systems, Inc.*	46,154	847,387
Mesa Laboratories, Inc.	3,968	394,816
Methode Electronics, Inc.	52,380	1,667,255
MTS Systems Corp.	20,286	1,286,335
Multi-Fineline Electronix, Inc.*	12,163	251,531
Newport Corp.*	54,379	862,995
OSI Systems, Inc.*	27,083	2,401,179
Park Electrochemical Corp.	27,413	412,840

PC Connection, Inc.	14,385	325,676
Plexus Corp.*	45,739	1,597,206
RealD, Inc.*	53,746	567,020
Rofin-Sinar Technologies, Inc.*	38,257	1,024,522
Rogers Corp.*	25,504	1,315,241
Sanmina Corp.*	112,286	2,310,846
ScanSource, Inc.*	39,091	1,259,512
SYNNEX Corp.	39,142	3,520,040
Tech Data Corp.*	49,905	3,312,694
TTM Technologies, Inc.*	78,512	511,113
Universal Display Corp.*	54,649	2,975,091
Vishay Intertechnology, Inc.	184,594	2,224,358
Vishay Precision Group, Inc.*	17,683	200,172

		61,240,894

Internet Software & Services (2.2%)
Alarm.com Holdings, Inc.*	10,956	182,746
Amber Road, Inc.*	21,889	111,415
Angie’s List, Inc.*	60,244	563,281
Apigee Corp.*	5,826	46,783
Appfolio, Inc., Class A*	7,670	111,982
Bankrate, Inc.*	91,354	1,215,008
Bazaarvoice, Inc.*	79,637	348,810
Benefitfocus, Inc.*	10,392	378,165
Blucora, Inc.*	56,352	552,250
Box, Inc., Class A*	18,004	251,336
Brightcove, Inc.*	43,573	270,153
Carbonite, Inc.*	24,080	235,984
Care.com, Inc.*	24,128	172,756
ChannelAdvisor Corp.*	28,142	389,767
Cimpress N.V.*	44,668	3,624,362
comScore, Inc.*	46,868	1,928,618
Constant Contact, Inc.*	43,378	1,268,373
Cornerstone OnDemand, Inc.*	73,780	2,547,623
Cvent, Inc.*	32,172	1,123,125
Demandware, Inc.*	45,605	2,461,302
DHI Group, Inc.*	61,552	564,432
EarthLink Holdings Corp.	139,597	1,037,206
Endurance International Group Holdings, Inc.*	80,726	882,335
Envestnet, Inc.*	52,854	1,577,692
Everyday Health, Inc.*	30,707	184,856
Five9, Inc.*	29,627	257,755
Gogo, Inc.*	75,459	1,343,170
GrubHub, Inc.*	102,718	2,485,776
GTT Communications, Inc.*	33,347	568,900
Hortonworks, Inc.*	10,058	220,270
Instructure, Inc.*	6,845	142,513
Internap Corp.*	77,453	495,699
Intralinks Holdings, Inc.*	53,072	481,363
j2 Global, Inc.	65,525	5,394,018
Limelight Networks, Inc.*	80,443	117,447
Liquidity Services, Inc.*	31,557	205,120
LivePerson, Inc.*	75,368	508,734
LogMeIn, Inc.*	33,524	2,249,460
Marchex, Inc., Class B	46,196	179,702
Marin Software, Inc.*	39,320	140,766
Marketo, Inc.*	47,564	1,365,562
MaxPoint Interactive, Inc.*	8,715	14,903
MINDBODY, Inc., Class A*	9,965	150,770
Monster Worldwide, Inc.*	124,607	713,998
New Relic, Inc.*	7,811	284,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

NIC, Inc.	89,268	$1,756,794
OPOWER, Inc.*	34,031	359,367
Q2 Holdings, Inc.*	26,413	696,511
QuinStreet, Inc.*	45,106	193,505
Quotient Technology, Inc.*	82,285	561,184
RealNetworks, Inc.*	29,930	127,202
Reis, Inc.	11,850	281,201
RetailMeNot, Inc.*	52,342	519,233
Rocket Fuel, Inc.*	34,189	119,320
SciQuest, Inc.*	38,236	495,921
Shutterstock, Inc.*	27,137	877,611
SPS Commerce, Inc.*	22,760	1,597,980
Stamps.com, Inc.*	19,504	2,137,833
TechTarget, Inc.*	25,448	204,347
Textura Corp.*	26,864	579,725
Travelzoo, Inc.*	8,258	69,119
TrueCar, Inc.*	64,250	612,945
United Online, Inc.*	19,066	224,788
Web.com Group, Inc.*	60,134	1,203,281
WebMD Health Corp.*	51,870	2,505,321
Wix.com Ltd.*	25,396	577,759
Xactly Corp.*	11,043	94,197
XO Group, Inc.*	34,922	560,847

		55,706,832

IT Services (2.3%)
6D Global Technologies, Inc.*†	23,711	51,749
Acxiom Corp.*	106,650	2,231,118
Blackhawk Network Holdings, Inc.*	73,873	3,265,925
CACI International, Inc., Class A*	33,354	3,094,584
Cardtronics, Inc.*	61,988	2,085,896
Cass Information Systems, Inc.	15,671	806,430
Ciber, Inc.*	106,171	372,660
Convergys Corp.	135,243	3,366,198
CSG Systems International, Inc.	45,472	1,636,083
Datalink Corp.*	27,900	189,720
EPAM Systems, Inc.*	66,480	5,226,658
Euronet Worldwide, Inc.*	70,693	5,120,294
Everi Holdings, Inc.*	89,538	393,072
EVERTEC, Inc.	89,922	1,505,294
ExlService Holdings, Inc.*	45,664	2,051,683
Forrester Research, Inc.	14,229	405,242
Hackett Group, Inc.	32,376	520,282
Heartland Payment Systems, Inc.	50,147	4,754,939
Lionbridge Technologies, Inc.*	85,982	422,172
Luxoft Holding, Inc.*	25,059	1,932,801
ManTech International Corp., Class A	33,558	1,014,794
MAXIMUS, Inc.	89,825	5,052,656
ModusLink Global Solutions, Inc.*	49,688	123,226
MoneyGram International, Inc.*	39,887	250,091
NeuStar, Inc., Class A*	22,545	540,404
Perficient, Inc.*	48,330	827,410
PFSweb, Inc.*	16,704	214,980
Science Applications International Corp.	63,293	2,897,554
ServiceSource International, Inc.*	78,379	361,327

Sykes Enterprises, Inc.*	53,792	1,655,718
Syntel, Inc.*	43,039	1,947,515
TeleTech Holdings, Inc.	22,865	638,162
Travelport Worldwide Ltd.	144,489	1,863,908
Unisys Corp.*	68,783	760,052
Virtusa Corp.*	40,518	1,675,014

		59,255,611

Semiconductors & Semiconductor Equipment (3.0%)
Advanced Energy Industries, Inc.*	55,997	1,580,795
Advanced Micro Devices, Inc.*	867,441	2,489,556
Alpha & Omega Semiconductor Ltd.*	23,839	219,080
Ambarella, Inc.*	42,659	2,377,813
Amkor Technology, Inc.*	135,596	824,424
Applied Micro Circuits Corp.*	110,323	702,757
Axcelis Technologies, Inc.*	150,248	389,142
Brooks Automation, Inc.	91,076	972,692
Cabot Microelectronics Corp.*	33,683	1,474,642
Cascade Microtech, Inc.*	17,859	290,209
Cavium, Inc.*	75,327	4,949,737
CEVA, Inc.*	27,053	631,958
Cirrus Logic, Inc.*	86,352	2,549,975
Cohu, Inc.	34,526	416,729
Diodes, Inc.*	50,289	1,155,641
DSP Group, Inc.*	29,525	278,716
Entegris, Inc.*	190,525	2,528,267
Exar Corp.*	51,167	313,654
Fairchild Semiconductor International, Inc.*	158,327	3,278,952
FormFactor, Inc.*	78,362	705,258
Inphi Corp.*	52,578	1,420,658
Integrated Device Technology, Inc.*	201,554	5,310,948
Intersil Corp., Class A	178,520	2,277,915
IXYS Corp.	31,958	403,630
Kopin Corp.*	87,727	238,617
Lattice Semiconductor Corp.*	160,171	1,036,306
MA-COM Technology Solutions Holdings, Inc.*	31,652	1,294,250
Mattson Technology, Inc.*	96,723	341,432
MaxLinear, Inc., Class A*	70,151	1,033,324
Microsemi Corp.*	129,235	4,211,769
MKS Instruments, Inc.	72,458	2,608,488
Monolithic Power Systems, Inc.	53,647	3,417,850
Nanometrics, Inc.*	31,772	481,028
NeoPhotonics Corp.*	36,918	400,929
NVE Corp.	6,295	353,653
OmniVision Technologies, Inc.*	79,163	2,297,310
PDF Solutions, Inc.*	36,042	390,695
Photronics, Inc.*	90,374	1,125,156
PMC-Sierra, Inc.*	237,417	2,758,786
Power Integrations, Inc.	40,023	1,946,318
Rambus, Inc.*	157,175	1,821,658
Rudolph Technologies, Inc.*	42,621	606,071
Semtech Corp.*	90,836	1,718,617
Sigma Designs, Inc.*	48,061	303,746
Silicon Laboratories, Inc.*	58,040	2,817,262
Synaptics, Inc.*	50,152	4,029,212
Tessera Technologies, Inc.	71,299	2,139,683
Ultra Clean Holdings, Inc.*	40,722	208,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ultratech, Inc.*	37,861	$750,405
Veeco Instruments, Inc.*	54,338	1,117,189
Xcerra Corp.*	75,220	455,081

		77,446,480

Software (4.1%)
A10 Networks, Inc.*	43,544	285,649
ACI Worldwide, Inc.*	158,836	3,399,090
American Software, Inc., Class A	33,704	343,107
Aspen Technology, Inc.*	116,243	4,389,336
AVG Technologies N.V.*	56,439	1,131,602
Barracuda Networks, Inc.*	10,712	200,100
Blackbaud, Inc.	63,760	4,199,234
Bottomline Technologies de, Inc.*	56,106	1,668,031
BroadSoft, Inc.*	39,928	1,411,854
Callidus Software, Inc.*	75,223	1,396,891
Code Rebel Corp.*	1,514	4,058
CommVault Systems, Inc.*	61,614	2,424,511
Digimarc Corp.*	10,553	385,290
Digital Turbine, Inc.*	58,810	78,217
Ebix, Inc.	36,411	1,193,917
Ellie Mae, Inc.*	40,073	2,413,597
EnerNOC, Inc.*	36,904	142,080
Epiq Systems, Inc.	44,522	581,903
Fair Isaac Corp.	42,494	4,002,085
Fleetmatics Group plc*	52,136	2,647,987
Gigamon, Inc.*	37,114	986,119
Globant S.A.*	20,753	778,445
Glu Mobile, Inc.*	162,609	395,140
Guidance Software, Inc.*	24,201	145,690
Guidewire Software, Inc.*	95,374	5,737,700
HubSpot, Inc.*	25,802	1,452,911
Imperva, Inc.*	36,153	2,288,846
Infoblox, Inc.*	78,040	1,435,156
Interactive Intelligence Group, Inc.*	23,734	745,722
Jive Software, Inc.*	64,489	263,115
Manhattan Associates, Inc.*	100,150	6,626,926
Mentor Graphics Corp.	135,796	2,501,362
MicroStrategy, Inc., Class A*	12,629	2,264,253
MobileIron, Inc.*	49,605	179,074
Model N, Inc.*	27,127	302,737
Monotype Imaging Holdings, Inc.	53,698	1,269,421
Park City Group, Inc.*	14,757	175,756
Paycom Software, Inc.*	42,916	1,614,929
Paylocity Holding Corp.*	21,180	858,849
Pegasystems, Inc.	48,430	1,331,825
Progress Software Corp.*	68,800	1,651,200
Proofpoint, Inc.*	53,710	3,491,687
PROS Holdings, Inc.*	32,898	757,970
QAD, Inc., Class A	13,764	282,437
QAD, Inc., Class B	249	4,592
Qlik Technologies, Inc.*	124,167	3,931,127
Qualys, Inc.*	34,232	1,132,737
Rapid7, Inc.*	11,130	168,397
RealPage, Inc.*	71,034	1,594,713
RingCentral, Inc., Class A*	73,523	1,733,672
Rovi Corp.*	120,462	2,006,897
Rubicon Project, Inc.*	35,645	586,360

Sapiens International Corp. N.V.	31,053	316,741
SeaChange International, Inc.*	45,629	307,540
Silver Spring Networks, Inc.*	49,515	713,511
Synchronoss Technologies, Inc.*	52,845	1,861,729
Take-Two Interactive Software, Inc.*	115,186	4,013,080
Tangoe, Inc.*	53,537	449,175
TeleCommunication Systems, Inc., Class A*	64,420	320,167
Telenav, Inc.*	37,192	211,623
TiVo, Inc.*	132,033	1,139,445
TubeMogul, Inc.*	21,247	288,959
Tyler Technologies, Inc.*	45,758	7,976,535
Varonis Systems, Inc.*	11,726	220,449
VASCO Data Security International, Inc.*	40,102	670,907
Verint Systems, Inc.*	83,443	3,384,448
VirnetX Holding Corp.*	65,058	167,199
Workiva, Inc.*	9,802	172,221
Xura, Inc.*	30,947	760,677
Zendesk, Inc.*	73,252	1,936,783
Zix Corp.*	76,929	390,799

		106,296,292

Technology Hardware, Storage & Peripherals (0.6%)
Avid Technology, Inc.*	44,106	321,533
CPI Card Group, Inc.*	23,340	248,804
Cray, Inc.*	55,196	1,791,110
Diebold, Inc.	88,368	2,658,993
Eastman Kodak Co.*	24,214	303,644
Electronics for Imaging, Inc.*	63,812	2,982,573
Imation Corp.*	47,860	65,568
Immersion Corp.*	36,789	428,960
Nimble Storage, Inc.*	69,149	636,171
Pure Storage, Inc., Class A*	38,900	605,673
QLogic Corp.*	118,455	1,445,151
Quantum Corp.*	288,808	268,591
Silicon Graphics International Corp.*	46,807	276,161
Stratasys Ltd.*	69,451	1,630,710
Super Micro Computer, Inc.*	50,136	1,228,833
Violin Memory, Inc.*	119,161	107,257

		14,999,732

Total Information Technology		411,509,292

Materials (3.2%)
Chemicals (1.5%)
A. Schulman, Inc.	39,933	1,223,547
American Vanguard Corp.	38,723	542,509
Axiall Corp.	95,833	1,475,828
Balchem Corp.	42,672	2,594,458
Calgon Carbon Corp.	70,979	1,224,388
Chase Corp.	9,430	384,084
Chemtura Corp.*	91,877	2,505,486
Core Molding Technologies, Inc.*	10,028	128,659
Ferro Corp.*	98,067	1,090,505
Flotek Industries, Inc.*	72,215	826,140
FutureFuel Corp.	32,035	432,472
H.B. Fuller Co.	68,766	2,507,896

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hawkins, Inc.	14,456	$517,091
Innophos Holdings, Inc.	26,721	774,374
Innospec, Inc.	33,043	1,794,565
Intrepid Potash, Inc.*	74,006	218,318
KMG Chemicals, Inc.	13,479	310,286
Koppers Holdings, Inc.*	28,385	518,026
Kraton Performance Polymers, Inc.*	42,939	713,217
Kronos Worldwide, Inc.	28,412	160,244
LSB Industries, Inc.*	26,767	194,061
Minerals Technologies, Inc.	47,502	2,178,442
Olin Corp.	224,046	3,867,034
OMNOVA Solutions, Inc.*	61,301	375,775
PolyOne Corp.	121,347	3,853,981
Quaker Chemical Corp.	18,180	1,404,587
Rayonier Advanced Materials, Inc.	56,237	550,560
Rentech, Inc.*	19,772	69,597
Senomyx, Inc.*	57,619	217,224
Sensient Technologies Corp.	63,483	3,988,002
Stepan Co.	26,006	1,292,238
Trecora Resources*	26,848	332,647
Tredegar Corp.	32,718	445,619
Trinseo S.A.*	15,688	442,402
Tronox Ltd., Class A	85,919	335,943
Valhi, Inc.	19,882	26,642

		39,516,847

Construction Materials (0.2%)
Headwaters, Inc.*	100,995	1,703,786
Summit Materials, Inc., Class A*	42,954	860,802
U.S. Concrete, Inc.*	19,929	1,049,461
United States Lime & Minerals, Inc.	2,390	131,354

		3,745,403

Containers & Packaging (0.3%)
AEP Industries, Inc.*	5,455	420,853
Berry Plastics Group, Inc.*	162,900	5,893,722
Greif, Inc., Class A	42,115	1,297,563
Multi Packaging Solutions International Ltd.*	25,673	445,427
Myers Industries, Inc.	32,288	430,076

		8,487,641

Metals & Mining (0.6%)
AK Steel Holding Corp.*	246,321	551,759
Carpenter Technology Corp.	68,649	2,078,005
Century Aluminum Co.*	65,562	289,784
Cliffs Natural Resources, Inc.*	212,385	335,568
Coeur Mining, Inc.*	187,129	464,080
Commercial Metals Co.	157,994	2,162,938
Ferroglobe plc	86,902	934,196
Handy & Harman Ltd.*	3,696	75,805
Haynes International, Inc.	16,339	599,478
Hecla Mining Co.	501,398	947,642
Horsehead Holding Corp.*	74,606	152,942
Kaiser Aluminum Corp.	23,369	1,955,051
Materion Corp.	27,395	767,060
Olympic Steel, Inc.	12,661	146,614
Ryerson Holding Corp.*	16,452	76,831

Schnitzer Steel Industries, Inc., Class A	34,471	495,348
Stillwater Mining Co.*	165,180	1,415,593
SunCoke Energy, Inc.	88,048	305,527
TimkenSteel Corp.	54,405	455,914
Worthington Industries, Inc.	65,326	1,968,926

		16,179,061

Paper & Forest Products (0.6%)
Boise Cascade Co.*	54,495	1,391,257
Clearwater Paper Corp.*	26,521	1,207,501
Deltic Timber Corp.	15,180	893,647
KapStone Paper and Packaging Corp.	116,742	2,637,202
Louisiana-Pacific Corp.*	194,862	3,509,465
Neenah Paper, Inc.	23,339	1,457,054
P.H. Glatfelter Co.	59,000	1,087,960
Schweitzer-Mauduit International, Inc.	42,075	1,766,729
Wausau Paper Corp.	55,504	567,806

		14,518,621

Total Materials		82,447,573

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
8x8, Inc.*	119,781	1,371,492
Atlantic Tele-Network, Inc.	14,081	1,101,557
Cincinnati Bell, Inc.*	288,204	1,037,534
Cogent Communications Holdings, Inc.	63,009	2,185,782
Consolidated Communications Holdings, Inc.	69,136	1,448,399
FairPoint Communications, Inc.*	28,113	451,776
General Communication, Inc., Class A*	48,237	954,128
Globalstar, Inc.*	638,516	919,463
Hawaiian Telcom Holdco, Inc.*	14,784	367,530
IDT Corp., Class B	22,713	264,834
inContact, Inc.*	84,429	805,453
Inteliquent, Inc.	45,524	808,961
Intelsat S.A.*	40,477	168,384
Iridium Communications, Inc.*	114,018	958,891
Lumos Networks Corp.*	32,583	364,930
ORBCOMM, Inc.*	82,117	594,527
pdvWireless, Inc.*	17,873	491,508
Straight Path Communications, Inc., Class B*	12,856	220,352
Vonage Holdings Corp.*	252,331	1,448,380
Windstream Holdings, Inc.	139,164	896,216

		16,860,097

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	50,386	333,555
NTELOS Holdings Corp.*	23,307	213,026
Shenandoah Telecommunications Co.	32,879	1,415,441
Spok Holdings, Inc.	28,725	526,242

		2,488,264

Total Telecommunication Services		19,348,361

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Utilities (3.3%)
Electric Utilities (1.1%)
ALLETE, Inc.	66,245	$3,367,233
Cleco Corp.	82,067	4,284,718
El Paso Electric Co.	55,140	2,122,890
Empire District Electric Co.	58,626	1,645,632
Genie Energy Ltd., Class B*	15,561	173,505
IDACORP, Inc.	68,113	4,631,684
MGE Energy, Inc.	46,515	2,158,296
Otter Tail Corp.	50,105	1,334,296
PNM Resources, Inc.	108,165	3,306,604
Portland General Electric Co.	121,047	4,402,479
Spark Energy, Inc., Class A	3,875	80,290
Unitil Corp.	19,286	691,982

		28,199,609

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	20,603	1,169,220
Laclede Group, Inc.	59,067	3,509,171
New Jersey Resources Corp.	115,721	3,814,164
Northwest Natural Gas Co.	37,051	1,875,151
ONE Gas, Inc.	71,248	3,574,512
Piedmont Natural Gas Co., Inc.	106,550	6,075,481
South Jersey Industries, Inc.	93,156	2,191,029
Southwest Gas Corp.	63,504	3,502,881
WGL Holdings, Inc.	67,376	4,244,014

		29,955,623

Independent Power and Renewable Electricity Producers (0.4%)
Abengoa Yield plc	67,316	1,298,526
Atlantic Power Corp.	162,431	319,989
Dynegy, Inc.*	174,854	2,343,044
NRG Yield, Inc., Class A	48,383	673,007
NRG Yield, Inc., Class C	85,161	1,256,976
Ormat Technologies, Inc.	50,745	1,850,670
Pattern Energy Group, Inc.	76,076	1,590,749
Talen Energy Corp.*	115,147	717,366
TerraForm Global, Inc., Class A	55,471	310,083
Vivint Solar, Inc.*	27,816	265,921

		10,626,331

Multi-Utilities (0.4%)
Avista Corp.	84,980	3,005,743
Black Hills Corp.	69,249	3,215,231
NorthWestern Corp.	64,089	3,476,828

		9,697,802

Water Utilities (0.2%)
American States Water Co.	51,251	2,149,979
Artesian Resources Corp., Class A	10,295	285,171
California Water Service Group	64,117	1,492,003
Connecticut Water Service, Inc.	14,957	568,516
Consolidated Water Co., Ltd.	20,612	252,291
Middlesex Water Co.	22,056	585,366
SJW Corp.	21,127	626,416
York Water Co.	16,068	400,736

		6,360,478

Total Utilities		84,839,843

Total Common Stocks (89.0%) (Cost $2,219,691,919)		2,288,796,254

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc. (Contingent Value Shares) (b)*† (Cost $—)	4,193	1,887

Total Health Care		1,887

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	14,176	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	51,376	97,101

Total Telecommunication Services		97,101

Total Rights (0.0%) (Cost $—)		98,988

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	16,544	—

Total Investments (89.0%) (Cost $2,219,691,919)		2,288,895,242
Other Assets Less Liabilities (11.0%)		282,250,791

Net Assets (100%)		$2,571,146,033

*	Non-income producing.
†	Security (totaling $290,117 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
PennyMac Mortgage Investment Trust	$1,384,558	$—	$—	$1,001,819	$141,804	$—
PennyMac Financial Services, Inc., Class A	214,433	—	—	190,387	—	—

	$1,598,991	$—	$—	$1,192,206	$141,804	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	2,494	March-16	$287,008,049	$282,196,100	$(4,811,949)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$307,921,337	$1,025,813	$—		$308,947,150
Consumer Staples	78,160,039	—	—		78,160,039
Energy	60,975,704	—	—		60,975,704
Financials	585,316,534	—	—		585,316,534
Health Care	378,405,944	—	139,380		378,545,324
Industrials	278,706,434	—	—		278,706,434
Information Technology	411,457,543	—	51,749		411,509,292
Materials	82,447,573	—	—		82,447,573
Telecommunication Services	19,348,361	—	—		19,348,361
Utilities	84,839,843	—	—		84,839,843
Rights
Health Care	—	—	1,887		1,887
Information Technology	—	—	—	(c)	—	(c)
Telecommunication Services	—	—	97,101		97,101
Warrants
Energy	—	—	—	(c)	—	(c)

Total Assets	$2,287,579,312	$1,025,813	$290,117		$2,288,895,242

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total

Liabilities:
Futures	$(4,811,949)	$—	$—	$(4,811,949)

Total Liabilities	$(4,811,949)	$—	$—	$(4,811,949)

Total	$2,282,767,363	$1,025,813	$290,117	$2,284,083,293

(a)	Securities with a market value of $1,025,813 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $97,101 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(4,811,949	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$40,511,152	$40,511,152

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(24,888,169)	$(24,888,169)

The Portfolio held futures contracts with an average notional balance of approximately $487,305,000 during the year ended December 31, 2015.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2015.were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$1,049,338,564
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$423,642,872

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$384,029,607
Aggregate gross unrealized depreciation	(314,874,981)

Net unrealized appreciation	$69,154,626

Federal income tax cost of investments	$2,219,740,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,741,117)	$1,192,206
Unaffiliated Issuers (Cost $2,217,950,802)	2,287,703,036
Cash	269,644,686
Cash held as collateral at broker	13,430,600
Dividends, interest and other receivables	3,461,109
Receivable for securities sold	227,432
Other assets	7,995

Total assets	2,575,667,064

LIABILITIES
Due to broker for futures variation margin	2,867,316
Investment management fees payable	958,164
Administrative fees payable	297,678
Payable for securities purchased	187,073
Distribution fees payable – Class IB	127,418
Trustees’ fees payable	2,306
Accrued expenses	81,076

Total liabilities	4,521,031

NET ASSETS	$2,571,146,033

Net assets were comprised of:
Paid in capital	$2,501,909,296
Accumulated undistributed net investment income (loss)	749,440
Accumulated undistributed net realized gain (loss) on investments and futures	4,095,923
Net unrealized appreciation (depreciation) on investments and futures	64,391,374

Net assets	$2,571,146,033

Class IB
Net asset value, offering and redemption price per share, $590,552,642 / 34,700,191 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.02

Class K
Net asset value, offering and redemption price per share, $1,980,593,391 / 115,680,682 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($141,804 of dividend income received from affiliates) (net of $13,332 foreign withholding tax)	$30,370,935
Interest	396,255

Total income	30,767,190

EXPENSES
Investment management fees	11,956,235
Administrative fees	3,652,163
Distribution fees – Class IB	1,647,758
Custodian fees	114,200
Printing and mailing expenses	109,370
Professional fees	72,532
Trustees’ fees	53,287
Distribution fees – Class IA (b)	2
Miscellaneous	66,936

Gross expenses	17,672,483
Less: Waiver from investment manager	(66,133)

Net expenses	17,606,350

NET INVESTMENT INCOME (LOSS)	13,160,840

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	75,103,183
Futures	40,511,152

Net realized gain (loss)	115,614,335

Change in unrealized appreciation (depreciation) on:
Investments ($(406,785) of change in unrealized appreciation (depreciation) from affiliates)	(239,689,378)
Futures	(24,888,169)

Net change in unrealized appreciation (depreciation)	(264,577,547)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(148,963,212)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(135,802,372)

(b)	After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,160,840	$6,190,953
Net realized gain (loss) on investments and futures	115,614,335	112,405,423
Net change in unrealized appreciation (depreciation) on investments and futures	(264,577,547)	(11,881,440)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(135,802,372)	106,714,936

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA (b)	—	(2)
Class IB	(1,969,148)	(801,375)
Class K	(11,483,829)	(5,685,236)

	(13,452,977)	(6,486,613)

Distributions from net realized capital gains
Class IA (b)	—	(101)
Class IB	(25,697,861)	(33,631,936)
Class K	(84,242,899)	(87,541,150)

	(109,940,760)	(121,173,187)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(123,393,737)	(127,659,800)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 6 shares, respectively ]	—	103
Capital shares repurchased [ (112) and 0 shares, respectively ]	(2,230)	—

Total Class IA transactions	(2,230)	103

Class IB
Capital shares sold [ 1,328,681 and 1,296,067 shares, respectively ]	24,886,939	24,171,126
Capital shares issued in reinvestment of dividends and distributions [ 1,632,600 and 1,841,160 shares, respectively ]	27,667,009	34,433,311
Capital shares repurchased [ (5,027,705) and (6,961,585) shares, respectively ]	(94,701,747)	(130,425,389)

Total Class IB transactions	(42,147,799)	(71,820,952)

Class K
Capital shares sold [ 15,423,763 and 23,940,812 shares, respectively ]	293,260,736	451,879,671
Capital shares issued in reinvestment of dividends and distributions [ 5,618,499 and 4,956,016 shares, respectively ]	95,726,728	93,226,386
Capital shares repurchased [ (3,383,813) and (5,239,726) shares, respectively ]	(62,682,502)	(99,867,937)

Total Class K transactions	326,304,962	445,238,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	284,154,933	373,417,271

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,958,824	352,472,407
NET ASSETS:
Beginning of year	2,546,187,209	2,193,714,802

End of year (a)	$2,571,146,033	$2,546,187,209

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$749,440	$421,090

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2014	2013	2012	2011
Net asset value, beginning of period	$18.93	$19.13	$15.18	$13.35	$15.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	(0.08)†	0.04	0.03
Net realized and unrealized gain (loss) on investments and futures	0.97	0.75	5.70	2.02	(1.61)

Total from investment operations	0.98	0.76	5.62	2.06	(1.58)

Less distributions:
Dividends from net investment income	—	(0.02)	(0.01)	(0.03)	(0.04)
Distributions from net realized gains	—	(0.94)	(1.66)	(0.20)	(0.32)

Total dividends and distributions	—	(0.96)	(1.67)	(0.23)	(0.36)

Net asset value, end of period	$19.91	$18.93	$19.13	$15.18	$13.35

Total return (b)	5.18%	4.06%	37.49%	15.42%	(10.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2	$164	$142
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.88%	0.88%	0.89%	0.68%
Before waivers and reimbursements (a)(f)	0.87%	0.88%	0.88%	0.89%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.13%	0.08%	(0.49)%	0.27%	0.16%
Before waivers and reimbursements (a)(f)	0.13%	0.08%	(0.49)%	0.27%	0.14%
Portfolio turnover rate^	20%	19%	19%	19%	17%

Class IB	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.81	$19.02	$15.11	$13.28	$15.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.02	0.02	0.04	—	#
Net realized and unrealized gain (loss) on investments and futures	(1.03)	0.73	5.56	2.02	(1.63)

Total from investment operations	(0.97)	0.75	5.58	2.06	(1.63)

Less distributions:
Dividends from net investment income	(0.06)	(0.02)	(0.01)	(0.03)	—	#
Distributions from net realized gains	(0.76)	(0.94)	(1.66)	(0.20)	(0.32)

Total dividends and distributions	(0.82)	(0.96)	(1.67)	(0.23)	(0.32)

Net asset value, end of year	$17.02	$18.81	$19.02	$15.11	$13.28

Total return	(5.09)%	4.03%	37.40%	15.50%	(10.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$590,553	$691,603	$771,870	$73,210	$51,953
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.87%	0.88%	0.89%	0.93%
Before waivers and reimbursements (f)	0.85%	0.87%	0.88%	0.89%	0.95	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.29%	0.08%	0.13%	0.28%	0.01%
Before waivers and reimbursements (f)	0.29%	0.08%	0.13%	0.28%	—	%‡‡
Portfolio turnover rate^	20%	19%	19%	19%	17%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$18.92	$19.12	$15.18	$13.35	$12.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.07	0.05	0.08	0.02
Net realized and unrealized gain (loss) on investments and futures	(1.05)	0.73	5.61	2.01	0.53

Total from investment operations	(0.94)	0.80	5.66	2.09	0.55

Less distributions:
Dividends from net investment income	(0.10)	(0.06)	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(0.76)	(0.94)	(1.66)	(0.20)	—

Total dividends and distributions	(0.86)	(1.00)	(1.72)	(0.26)	(0.04)

Net asset value, end of period	$17.12	$18.92	$19.12	$15.18	$13.35

Total return (b)	(4.87)%	4.31%	37.77%	15.71%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,980,593	$1,854,582	$1,421,843	$840,249	$464,323
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%	0.62%	0.63%	0.64%	0.67%
Before waivers and reimbursements (a)(f)	0.60%	0.62%	0.63%	0.64%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.56%	0.35%	0.29%	0.56%	0.42%
Before waivers and reimbursements (a)(f)	0.56%	0.35%	0.29%	0.56%	0.42%
Portfolio turnover rate^	20%	19%	19%	19%	17%
*	Commencement of Operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(2.40)%	1.60%	2.29%
Portfolio – Class K Shares**	(2.15)	N/A	4.88
MSCI EAFE Index	(0.81)	3.60	4.56
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(1.59)	3.49	3.84
Volatility Managed Index – International	(0.45)	3.36	4.48
Volatility Managed Index – International Proxy	(0.70)	3.62	4.29
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.40)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — International and the Volatility Managed Index — International Proxy, returned (0.81)%, (1.59)%, (0.45)% and (0.70)%, respectively, over the same period.

Portfolio Highlights

International stocks underperformed the broader equity markets due to volatility in Europe and China. The Portfolio’s primary benchmark, the MSCI EAFE Index, declined by (0.81)% for the year. The Portfolio slightly underperformed the primary benchmark (after accounting for fees).

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$407,320,168	23.0%
Consumer Discretionary	206,260,741	11.6
Industrials	201,168,335	11.3
Consumer Staples	189,715,461	10.7
Health Care	189,490,890	10.7
Materials	101,281,259	5.7
Information Technology	83,162,420	4.7
Telecommunication Services	81,675,005	4.6
Energy	72,351,313	4.1
Utilities	59,315,429	3.3
Investment Company	12,348,739	0.7
Cash and Other	169,681,573	9.6

		100.0%

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$929.81	$4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.83	4.42
Class K
Actual	1,000.00	930.86	3.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.15

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.2%)
AGL Energy Ltd.	92,076	$1,203,995
Alumina Ltd.	286,971	239,067
Amcor Ltd.	154,331	1,501,494
AMP Ltd.	383,252	1,615,603
APA Group	159,993	1,005,130
Aristocrat Leisure Ltd.	62,212	459,769
Asciano Ltd.	84,176	535,552
ASX Ltd.	28,445	872,690
Aurizon Holdings Ltd.	284,797	905,740
AusNet Services	214,252	230,178
Australia & New Zealand Banking Group Ltd.	377,700	7,622,362
Bank of Queensland Ltd.	55,850	562,691
Bendigo & Adelaide Bank Ltd.	72,013	622,306
BHP Billiton Ltd.	417,217	5,419,778
BHP Billiton plc	270,489	3,036,816
Boral Ltd.	88,867	380,158
Brambles Ltd.	209,718	1,754,935
Caltex Australia Ltd.	37,687	1,026,131
Challenger Ltd.	67,210	423,694
CIMIC Group Ltd.	10,766	188,966
Coca-Cola Amatil Ltd.	63,352	426,975
Cochlear Ltd.	6,478	448,623
Commonwealth Bank of Australia	220,627	13,630,525
Computershare Ltd.	71,291	600,908
Crown Resorts Ltd.	41,110	371,383
CSL Ltd.	59,456	4,533,106
Dexus Property Group (REIT)	112,825	611,792
DUET Group	305,328	505,954
Flight Centre Travel Group Ltd.	6,786	195,558
Fortescue Metals Group Ltd.	182,373	245,977
Goodman Group (REIT)	234,371	1,061,100
GPT Group (REIT)	242,532	838,311
Harvey Norman Holdings Ltd.	67,903	205,203
Healthscope Ltd.	205,851	396,884
Iluka Resources Ltd.	48,503	214,622
Incitec Pivot Ltd.	196,677	562,368
Insurance Australia Group Ltd.	328,647	1,320,379
LendLease Group	71,291	735,349
Macquarie Group Ltd.	37,922	2,266,085
Medibank Pvt Ltd.	390,305	608,363
Mirvac Group (REIT)	534,590	764,991
National Australia Bank Ltd.	338,150	7,371,650
Newcrest Mining Ltd.*	105,949	1,001,543
Oil Search Ltd.	172,618	845,116
Orica Ltd.	47,823	534,955
Origin Energy Ltd.	240,389	809,771
Platinum Asset Management Ltd.	47,672	278,391
Qantas Airways Ltd.*	65,126	193,131
QBE Insurance Group Ltd.	174,916	1,591,315
Ramsay Health Care Ltd.	19,866	976,925
REA Group Ltd.	6,021	239,427
Santos Ltd.	237,956	629,790
Scentre Group (REIT)	690,975	2,094,046
SEEK Ltd.	36,924	410,555
Sonic Healthcare Ltd.	48,605	629,792
South32 Ltd.*	770,428	591,039
Stockland Corp., Ltd. (REIT)	303,016	899,578

Suncorp Group Ltd.	157,842	$1,381,990
Sydney Airport	123,423	567,837
Tabcorp Holdings Ltd.	95,651	326,184
Tatts Group Ltd.	193,799	615,500
Telstra Corp., Ltd.	547,571	2,221,786
TPG Telecom Ltd.	34,365	245,679
Transurban Group	256,728	1,949,298
Treasury Wine Estates Ltd.	85,205	511,497
Vicinity Centres (REIT)	471,042	954,583
Wesfarmers Ltd.	142,808	4,296,630
Westfield Corp. (REIT)	251,567	1,730,655
Westpac Banking Corp.	431,591	10,461,519
Woodside Petroleum Ltd.	95,113	1,994,832
Woolworths Ltd.	167,364	2,961,791

		109,468,316

Austria (0.2%)
Andritz AG	10,219	495,666
Erste Group Bank AG*	36,498	1,140,678
OMV AG	21,865	613,807
Raiffeisen Bank International AG*	14,819	216,818
voestalpine AG	14,603	446,919

		2,913,888

Belgium (1.3%)
Ageas	28,000	1,297,834
Anheuser-Busch InBev S.A./N.V.	104,460	12,903,426
Colruyt S.A.	8,328	427,741
Delhaize Group S.A.	13,797	1,343,936
Groupe Bruxelles Lambert S.A.	10,354	885,257
KBC Groep N.V.	31,559	1,973,251
Proximus SADP	17,849	579,072
Solvay S.A.	10,209	1,084,897
Telenet Group Holding N.V.*	6,154	331,656
UCB S.A.	16,644	1,498,155
Umicore S.A.	11,138	465,583

		22,790,808

Chile (0.0%)
Antofagasta plc	45,682	313,038

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	239,327	184,787

Denmark (1.7%)
A. P. Moller – Maersk A/S, Class A	455	584,857
A. P. Moller – Maersk A/S, Class B	941	1,221,896
Carlsberg A/S, Class B	14,520	1,283,785
Chr Hansen Holding A/S	11,671	729,997
Coloplast A/S, Class B	14,809	1,195,332
Danske Bank A/S	90,453	2,416,528
DSV A/S	24,129	947,904
ISS A/S	17,173	619,394
Novo Nordisk A/S, Class B	254,542	14,631,172
Novozymes A/S, Class B	29,391	1,407,380
Pandora A/S	14,816	1,869,546
TDC A/S	113,119	561,148
Tryg A/S	12,853	255,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Vestas Wind Systems A/S	29,215	$2,039,726
William Demant Holding A/S*	3,743	355,467

		30,119,395

Finland (0.8%)
Elisa Oyj	16,278	612,187
Fortum Oyj	62,697	939,821
Kone Oyj, Class B	44,374	1,865,722
Metso Oyj	12,927	287,840
Neste Oyj	17,896	533,610
Nokia Oyj	473,466	3,370,619
Nokian Renkaat Oyj	13,646	484,709
Orion Oyj, Class B	11,500	396,431
Sampo Oyj, Class A	59,079	2,994,487
Stora Enso Oyj, Class R	68,327	614,466
UPM-Kymmene Oyj	73,392	1,359,278
Wartsila Oyj Abp	20,796	943,017

		14,402,187

France (8.7%)
Accor S.A.	28,285	1,220,073
Aeroports de Paris S.A.	4,416	512,012
Air Liquide S.A.	45,242	5,081,303
Airbus Group SE	76,735	5,152,255
Alcatel-Lucent*	372,053	1,472,323
Alstom S.A.*	29,762	909,545
Arkema S.A.	9,778	683,889
Atos SE	12,038	1,011,061
AXA S.A.‡	254,094	6,946,584
BNP Paribas S.A.	136,497	7,726,277
Bollore S.A.	102,078	475,726
Bouygues S.A.	27,698	1,097,806
Bureau Veritas S.A.	32,908	654,882
Cap Gemini S.A.	21,826	2,019,519
Carrefour S.A.	74,311	2,139,885
Casino Guichard Perrachon S.A.	6,275	288,244
Christian Dior SE	6,949	1,180,415
Cie de Saint-Gobain	62,708	2,697,611
Cie Generale des Etablissements Michelin	24,638	2,339,323
CNP Assurances S.A.	21,726	292,627
Credit Agricole S.A.	135,637	1,597,895
Danone S.A.	75,962	5,126,477
Dassault Systemes S.A.	16,818	1,345,585
Edenred	30,219	569,357
Electricite de France S.A.	31,879	468,315
Engie S.A.	189,594	3,355,379
Essilor International S.A.	27,202	3,390,892
Eurazeo S.A.	5,067	348,715
Eutelsat Communications S.A.	22,466	670,912
Fonciere des Regions (REIT)	3,263	292,110
Gecina S.A. (REIT)	4,101	497,547
Groupe Eurotunnel SE (Registered)	67,482	837,466
Hermes International	3,279	1,105,554
ICADE (REIT)	3,538	237,526
Iliad S.A.	3,715	886,326
Imerys S.A.	6,102	425,666
Ingenico Group S.A.	7,335	927,146
J.C. Decaux S.A.	8,649	331,063
Kering	9,511	1,621,187
Klepierre S.A. (REIT)	26,845	1,190,474

Lagardere S.C.A.	13,874	$412,795
Legrand S.A.	33,247	1,876,489
L’Oreal S.A.	32,720	5,504,834
LVMH Moet Hennessy Louis Vuitton SE	36,179	5,655,743
Natixis S.A.	118,550	670,102
Numericable- SFR	15,112	548,686
Orange S.A.	262,175	4,398,337
Pernod-Ricard S.A.	26,976	3,066,929
Peugeot S.A.*	60,491	1,060,639
Publicis Groupe S.A.	24,423	1,619,842
Remy Cointreau S.A.	2,723	194,983
Renault S.A.	24,482	2,454,200
Rexel S.A.	32,919	437,025
Safran S.A.	40,631	2,782,675
Sanofi S.A.	153,420	13,090,682
Schneider Electric SE	71,166	4,051,899
SCOR SE	19,464	728,131
Societe BIC S.A.	4,168	685,807
Societe Generale S.A.	94,246	4,347,331
Sodexo S.A.	12,172	1,184,079
Suez Environnement Co. S.A.	38,470	719,814
Technip S.A.	13,952	689,174
Thales S.A.	13,741	1,029,636
Total S.A.	282,275	12,571,356
Unibail-Rodamco SE (REIT)	12,665	3,211,262
Valeo S.A.	10,522	1,624,437
Veolia Environnement S.A.	59,502	1,410,390
Vinci S.A.	61,618	3,951,509
Vivendi S.A.	151,545	3,263,271
Wendel S.A.	3,615	429,395
Zodiac Aerospace	29,286	698,042

		153,496,446

Germany (8.2%)
adidas AG	26,392	2,571,694
Allianz SE (Registered)	59,367	10,517,202
Axel Springer SE	6,249	347,512
BASF SE	119,316	9,121,682
Bayer AG (Registered)	107,426	13,477,807
Bayerische Motoren Werke (BMW) AG	43,926	4,626,221
Bayerische Motoren Werke (BMW) AG (Preference) (q)	7,640	639,961
Beiersdorf AG	13,358	1,215,180
Brenntag AG	20,365	1,062,896
Commerzbank AG*	141,342	1,463,386
Continental AG	14,283	3,466,707
Daimler AG (Registered)	125,081	10,440,543
Deutsche Bank AG (Registered)	180,340	4,426,289
Deutsche Boerse AG	24,937	2,206,058
Deutsche Lufthansa AG (Registered)*	27,137	428,540
Deutsche Post AG (Registered)	123,731	3,484,460
Deutsche Telekom AG (Registered)	418,901	7,579,511
Deutsche Wohnen AG	43,046	1,198,212
E.ON SE	265,810	2,572,459
Evonik Industries AG	15,906	527,827
Fraport AG Frankfurt Airport Services Worldwide	6,127	390,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Fresenius Medical Care AG & Co. KGaA	29,339	$2,471,862
Fresenius SE & Co. KGaA	48,689	3,481,695
Fuchs Petrolub SE (Preference) (q)	7,724	364,943
GEA Group AG	24,831	1,000,599
Hannover Rueck SE	8,089	927,154
HeidelbergCement AG	18,729	1,527,943
Henkel AG & Co. KGaA	13,931	1,336,849
Henkel AG & Co. KGaA (Preference) (q)	23,030	2,567,201
Hugo Boss AG	8,778	731,008
Infineon Technologies AG	145,881	2,134,796
K+S AG (Registered)	22,864	594,460
Kabel Deutschland Holding AG	2,615	323,172
Lanxess AG	10,810	497,707
Linde AG	23,474	3,407,330
MAN SE	5,386	544,901
Merck KGaA	16,971	1,648,437
Metro AG	24,311	775,940
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	22,085	4,423,058
OSRAM Licht AG	10,426	438,702
Porsche Automobil Holding SE (Preference) (q)	18,944	1,026,544
ProSiebenSat.1 Media SE	29,247	1,479,431
RWE AG	58,228	742,213
SAP SE	127,672	10,169,230
Siemens AG (Registered)	103,003	9,993,463
Symrise AG	16,681	1,106,558
Telefonica Deutschland Holding AG	63,605	339,567
ThyssenKrupp AG	51,354	1,018,406
TUI AG	66,653	1,182,515
United Internet AG (Registered)	17,220	946,949
Volkswagen AG	4,652	716,734
Volkswagen AG (Preference) (q)	23,720	3,436,308
Vonovia SE	61,881	1,916,746
Zalando SE*§	10,651	420,757

		145,458,264

Hong Kong (2.7%)
AIA Group Ltd.	1,550,612	9,237,861
ASM Pacific Technology Ltd.	28,800	225,314
Bank of East Asia Ltd.	137,800	510,171
BOC Hong Kong Holdings Ltd.	507,500	1,539,897
Cathay Pacific Airways Ltd.	156,000	268,636
Cheung Kong Infrastructure Holdings Ltd.	87,000	801,963
Cheung Kong Property Holdings Ltd.	346,652	2,236,302
CK Hutchison Holdings Ltd.	354,152	4,753,422
CLP Holdings Ltd.	254,000	2,153,926
First Pacific Co., Ltd.	251,750	166,755
Galaxy Entertainment Group Ltd.	332,000	1,035,157
Hang Lung Properties Ltd.	321,000	728,052
Hang Seng Bank Ltd.	98,800	1,871,203

Henderson Land Development Co., Ltd.	152,758	$929,904
HK Electric Investments & HK Electric Investments Ltd. (b)§	430,500	360,643
HKT Trust & HKT Ltd.	316,013	403,040
Hong Kong & China Gas Co., Ltd.	932,432	1,824,183
Hong Kong Exchanges and Clearing Ltd.	144,100	3,661,742
Hongkong Land Holdings Ltd.	68,100	466,485
Hysan Development Co., Ltd.	79,000	322,340
Kerry Properties Ltd.	81,000	220,510
Li & Fung Ltd.	690,000	465,622
Link REIT (REIT)	289,000	1,724,119
Melco Crown Entertainment Ltd. (ADR)	11,729	197,047
MTR Corp., Ltd.	196,000	967,016
New World Development Co., Ltd.	745,109	731,120
Noble Group Ltd.	565,454	157,295
NWS Holdings Ltd.	168,609	251,442
PCCW Ltd.	515,000	301,693
Power Assets Holdings Ltd.	187,500	1,721,447
Shangri-La Asia Ltd.	150,000	146,628
Sino Land Co., Ltd.	362,600	528,366
SJM Holdings Ltd.	249,000	176,969
Sun Hung Kai Properties Ltd.	226,000	2,712,417
Swire Pacific Ltd., Class A	79,500	889,179
Swire Properties Ltd.	139,600	401,245
Techtronic Industries Co., Ltd.	163,000	662,150
WH Group Ltd.*§	945,000	523,777
Wharf Holdings Ltd.	162,900	899,158
Wheelock & Co., Ltd.	109,000	457,318
Yue Yuen Industrial Holdings Ltd.	87,000	295,565

		47,927,079

Ireland (0.8%)
Bank of Ireland*	3,605,689	1,321,485
CRH plc	103,913	3,003,624
Experian plc	122,769	2,169,389
James Hardie Industries plc (CDI)	63,659	803,061
Kerry Group plc, Class A	20,920	1,731,231
Ryanair Holdings plc	15,627	252,925
Ryanair Holdings plc (ADR)	1,267	109,545
Shire plc	76,940	5,272,992

		14,664,252

Israel (0.7%)
Azrieli Group Ltd.	5,697	212,144
Bank Hapoalim B.M.	127,643	659,234
Bank Leumi Le-Israel B.M.*	165,370	573,627
Bezeq Israeli Telecommunication Corp., Ltd.	220,606	485,493
Check Point Software Technologies Ltd.*	9,891	804,930
Delek Group Ltd.	552	110,529
Israel Chemicals Ltd.	86,442	350,497
Mizrahi Tefahot Bank Ltd.	16,129	192,587
Mobileye N.V.*	9,869	417,261
NICE-Systems Ltd.	7,965	456,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Taro Pharmaceutical Industries Ltd.*	1,134	$175,260
Teva Pharmaceutical Industries Ltd.	118,695	7,790,845

		12,229,398

Italy (1.9%)
Assicurazioni Generali S.p.A.	154,651	2,827,638
Atlantia S.p.A.	54,421	1,441,413
Banca Monte dei Paschi di Siena S.p.A.*	342,878	452,845
Banco Popolare SC*	23,047	316,032
Enel Green Power S.p.A.	281,115	569,679
Enel S.p.A.	916,581	3,833,856
Eni S.p.A.	321,513	4,762,943
EXOR S.p.A.	14,902	674,411
Finmeccanica S.p.A.*	29,026	401,213
Intesa Sanpaolo S.p.A.(RNC)	110,149	335,074
Intesa Sanpaolo S.p.A.	1,648,226	5,492,873
Luxottica Group S.p.A.	22,100	1,440,686
Mediobanca S.p.A.	80,233	769,261
Prysmian S.p.A.	30,567	668,618
Saipem S.p.A.*	39,138	314,613
Snam S.p.A.	288,550	1,509,006
Telecom Italia S.p.A.*	1,574,754	1,984,848
Telecom Italia S.p.A. (RNC)	863,334	883,041
Terna Rete Elettrica Nazionale S.p.A.	222,728	1,147,573
UniCredit S.p.A.	611,493	3,368,082
Unione di Banche Italiane S.p.A.	125,871	835,975
UnipolSai S.p.A.	148,746	376,834

		34,406,514

Japan (20.9%)
ABC-Mart, Inc.	3,300	181,019
Acom Co., Ltd.*	50,400	237,296
Aeon Co., Ltd.	86,400	1,328,562
AEON Financial Service Co., Ltd.	13,000	290,835
Aeon Mall Co., Ltd.	13,230	227,106
Air Water, Inc.	27,000	433,192
Aisin Seiki Co., Ltd.	24,400	1,049,098
Ajinomoto Co., Inc.	72,000	1,704,112
Alfresa Holdings Corp.	27,400	542,037
Alps Electric Co., Ltd.	23,200	627,442
Amada Holdings Co., Ltd.	39,900	380,766
ANA Holdings, Inc.	142,000	409,791
Aozora Bank Ltd.	142,000	495,183
Asahi Glass Co., Ltd.	134,000	764,115
Asahi Group Holdings Ltd.	49,400	1,544,345
Asahi Kasei Corp.	165,000	1,116,722
Asics Corp.	18,200	376,681
Astellas Pharma, Inc.	280,500	3,984,280
Bandai Namco Holdings, Inc.	26,900	565,223
Bank of Kyoto Ltd.	43,000	398,327
Bank of Yokohama Ltd.	164,000	1,003,829
Benesse Holdings, Inc.	7,300	210,198
Bridgestone Corp.	86,500	2,961,922
Brother Industries Ltd.	26,300	301,583
Calbee, Inc.	8,900	373,517
Canon, Inc.	136,900	4,149,345

Casio Computer Co., Ltd.	23,700	$553,235
Central Japan Railway Co.	18,400	3,259,372
Chiba Bank Ltd.	86,000	609,734
Chubu Electric Power Co., Inc.	86,200	1,179,079
Chugai Pharmaceutical Co., Ltd.	30,800	1,073,459
Chugoku Bank Ltd.	19,600	261,256
Chugoku Electric Power Co., Inc.	40,400	531,747
Citizen Holdings Co., Ltd.	29,900	214,759
Credit Saison Co., Ltd.	18,200	358,671
Dai Nippon Printing Co., Ltd.	73,000	721,702
Daicel Corp.	43,700	650,297
Daihatsu Motor Co., Ltd.	20,000	269,407
Dai-ichi Life Insurance Co., Ltd.	144,900	2,404,291
Daiichi Sankyo Co., Ltd.	81,900	1,683,104
Daikin Industries Ltd.	30,100	2,190,608
Daito Trust Construction Co., Ltd.	9,300	1,076,704
Daiwa House Industry Co., Ltd.	75,400	2,161,763
Daiwa Securities Group, Inc.	221,000	1,351,200
Denso Corp.	64,500	3,075,320
Dentsu, Inc.	28,481	1,558,974
Don Quijote Holdings Co., Ltd.	13,800	484,832
East Japan Railway Co.	43,309	4,070,276
Eisai Co., Ltd.	34,200	2,260,720
Electric Power Development Co., Ltd.	17,500	622,765
FamilyMart Co., Ltd.	6,600	306,669
FANUC Corp.	25,300	4,361,498
Fast Retailing Co., Ltd.	7,200	2,521,315
Fuji Electric Co., Ltd.	64,000	268,378
Fuji Heavy Industries Ltd.	76,500	3,144,789
Fujifilm Holdings Corp.	61,800	2,574,012
Fujitsu Ltd.	247,000	1,229,410
Fukuoka Financial Group, Inc.	94,000	466,223
GungHo Online Entertainment, Inc.	51,200	139,378
Gunma Bank Ltd.	46,000	267,430
Hachijuni Bank Ltd.	50,000	306,839
Hakuhodo DY Holdings, Inc.	26,500	286,377
Hamamatsu Photonics KK	16,300	446,769
Hankyu Hanshin Holdings, Inc.	145,000	941,868
Hikari Tsushin, Inc.	2,000	135,767
Hino Motors Ltd.	29,200	336,899
Hirose Electric Co., Ltd.	4,695	567,421
Hiroshima Bank Ltd.	61,000	346,400
Hisamitsu Pharmaceutical Co., Inc.	6,100	255,866
Hitachi Chemical Co., Ltd.	12,400	196,482
Hitachi Construction Machinery Co., Ltd.	12,300	191,499
Hitachi High-Technologies Corp.	7,800	210,785
Hitachi Ltd.	640,000	3,620,910
Hitachi Metals Ltd.	24,000	295,954
Hokuhoku Financial Group, Inc.	153,000	311,713
Hokuriku Electric Power Co.	20,600	304,260
Honda Motor Co., Ltd.	211,800	6,786,398
Hoshizaki Electric Co., Ltd.	7,400	459,926
Hoya Corp.	53,400	2,177,048
Hulic Co., Ltd.	34,800	305,232
Idemitsu Kosan Co., Ltd.	9,300	147,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

IHI Corp.	162,000	$445,412
Iida Group Holdings Co., Ltd.	16,600	307,476
INPEX Corp.	117,100	1,155,616
Isetan Mitsukoshi Holdings Ltd.	54,300	706,493
Isuzu Motors Ltd.	82,500	887,811
ITOCHU Corp.	207,900	2,450,738
Itochu Techno-Solutions Corp.	7,400	147,858
Iyo Bank Ltd.	29,700	288,312
J. Front Retailing Co., Ltd.	28,000	405,671
Japan Airlines Co., Ltd.	14,338	513,465
Japan Airport Terminal Co., Ltd.	5,200	230,608
Japan Exchange Group, Inc.	75,300	1,176,047
Japan Post Bank Co., Ltd.*	52,100	758,559
Japan Post Holdings Co., Ltd.*	57,900	898,403
Japan Prime Realty Investment Corp. (REIT)	122	417,478
Japan Real Estate Investment Corp. (REIT)	174	846,235
Japan Retail Fund Investment Corp. (REIT)	322	618,341
Japan Tobacco, Inc.	141,200	5,184,460
JFE Holdings, Inc.	67,800	1,065,659
JGC Corp.	23,000	351,947
Joyo Bank Ltd.	75,000	354,494
JSR Corp.	21,100	329,316
JTEKT Corp.	23,700	387,891
JX Holdings, Inc.	310,590	1,298,884
Kajima Corp.	125,000	743,811
Kakaku.com, Inc.	17,300	341,530
Kamigumi Co., Ltd.	35,000	301,273
Kaneka Corp.	45,000	467,896
Kansai Electric Power Co., Inc.*	89,700	1,073,276
Kansai Paint Co., Ltd.	26,000	393,086
Kao Corp.	65,300	3,350,961
Kawasaki Heavy Industries Ltd.	168,000	621,269
KDDI Corp.	227,700	5,894,463
Keihan Electric Railway Co., Ltd.	67,000	448,204
Keikyu Corp.	68,000	561,500
Keio Corp.	83,000	716,944
Keisei Electric Railway Co., Ltd.	32,000	407,256
Keyence Corp.	5,860	3,216,235
Kikkoman Corp.	18,000	622,988
Kintetsu Group Holdings Co., Ltd.	234,000	951,903
Kirin Holdings Co., Ltd.	105,200	1,423,504
Kobe Steel Ltd.	358,000	388,950
Koito Manufacturing Co., Ltd.	12,100	494,942
Komatsu Ltd.	122,200	1,991,106
Konami Corp.	10,400	248,026
Konica Minolta, Inc.	53,600	537,609
Kose Corp.	4,700	432,675
Kubota Corp.	151,000	2,327,677
Kuraray Co., Ltd.	52,200	631,210
Kurita Water Industries Ltd.	12,000	251,226
Kyocera Corp.	40,800	1,891,048
Kyowa Hakko Kirin Co., Ltd.	27,000	424,652
Kyushu Electric Power Co., Inc.*	64,100	700,427
Kyushu Financial Group, Inc.*	43,900	306,761
Lawson, Inc.	9,200	746,091

LIXIL Group Corp.	38,000	$843,370
M3, Inc.	22,800	472,542
Mabuchi Motor Co., Ltd.	5,900	318,769
Makita Corp.	16,400	942,497
Marubeni Corp.	203,600	1,045,172
Marui Group Co., Ltd.	28,100	456,555
Maruichi Steel Tube Ltd.	6,300	185,924
Mazda Motor Corp.	71,900	1,479,115
McDonald’s Holdings Co. Japan Ltd.	10,276	223,558
Medipal Holdings Corp.	14,100	240,093
MEIJI Holdings Co., Ltd.	16,322	1,345,849
Minebea Co., Ltd.	38,000	326,304
Miraca Holdings, Inc.	6,100	269,013
Mitsubishi Chemical Holdings Corp.	186,100	1,179,909
Mitsubishi Corp.	175,400	2,913,997
Mitsubishi Electric Corp.	249,000	2,610,646
Mitsubishi Estate Co., Ltd.	167,000	3,461,399
Mitsubishi Gas Chemical Co., Inc.	42,000	214,589
Mitsubishi Heavy Industries Ltd.	384,000	1,677,323
Mitsubishi Logistics Corp.	13,000	171,464
Mitsubishi Materials Corp.	174,000	547,254
Mitsubishi Motors Corp.	83,800	708,498
Mitsubishi Tanabe Pharma Corp.	33,000	568,515
Mitsubishi UFJ Financial Group, Inc.	1,656,600	10,252,523
Mitsubishi UFJ Lease & Finance Co., Ltd.	60,800	313,204
Mitsui & Co., Ltd.	220,100	2,614,085
Mitsui Chemicals, Inc.	102,000	452,411
Mitsui Fudosan Co., Ltd.	122,000	3,057,011
Mitsui O.S.K. Lines Ltd.	132,000	332,520
Mixi, Inc.	4,800	179,213
Mizuho Financial Group, Inc.	3,036,735	6,062,034
MS&AD Insurance Group Holdings, Inc.	63,880	1,868,131
Murata Manufacturing Co., Ltd.	26,400	3,789,105
Nabtesco Corp.	13,900	282,465
Nagoya Railroad Co., Ltd.	96,000	399,621
NEC Corp.	351,000	1,114,878
Nexon Co., Ltd.	15,500	251,603
NGK Insulators Ltd.	31,000	699,271
NGK Spark Plug Co., Ltd.	26,400	695,446
NH Foods Ltd.	20,000	392,251
NHK Spring Co., Ltd.	16,500	165,273
Nidec Corp.	30,000	2,171,471
Nikon Corp.	39,400	526,345
Nintendo Co., Ltd.	13,300	1,830,903
Nippon Building Fund, Inc. (REIT)	184	878,876
Nippon Electric Glass Co., Ltd.	48,000	242,028
Nippon Express Co., Ltd.	99,000	464,499
Nippon Paint Holdings Co., Ltd.	17,300	418,471
Nippon Prologis REIT, Inc. (REIT)	149	269,255
Nippon Steel & Sumitomo Metal Corp.	100,508	1,990,150
Nippon Telegraph & Telephone Corp.	99,948	3,968,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Nippon Yusen KK	187,000	$453,251
Nissan Motor Co., Ltd.	319,100	3,341,888
Nisshin Seifun Group, Inc.	23,715	387,202
Nissin Foods Holdings Co., Ltd.	10,100	535,184
Nitori Holdings Co., Ltd.	10,700	899,311
Nitto Denko Corp.	21,600	1,575,607
NOK Corp.	11,300	264,117
Nomura Holdings, Inc.	484,400	2,692,146
Nomura Real Estate Holdings, Inc.	14,600	270,446
Nomura Real Estate Master Fund, Inc. (REIT)*	447	553,285
Nomura Research Institute Ltd.	17,760	682,604
NSK Ltd.	55,400	600,869
NTT Data Corp.	15,000	724,611
NTT DOCOMO, Inc.	183,300	3,756,834
NTT Urban Development Corp.	14,300	137,418
Obayashi Corp.	92,000	848,764
Obic Co., Ltd.	11,300	599,030
Odakyu Electric Railway Co., Ltd.	82,000	882,727
Oji Holdings Corp.	91,000	366,773
Olympus Corp.	34,300	1,350,956
Omron Corp.	27,500	915,990
Ono Pharmaceutical Co., Ltd.	10,800	1,919,537
Oracle Corp. Japan	4,300	200,529
Oriental Land Co., Ltd.	26,400	1,589,455
ORIX Corp.	167,200	2,345,507
Osaka Gas Co., Ltd.	259,000	933,891
Otsuka Corp.	5,800	284,431
Otsuka Holdings Co., Ltd.	49,300	1,744,070
Panasonic Corp.	294,700	2,990,881
Park24 Co., Ltd.	10,400	252,350
Rakuten, Inc.	128,400	1,479,706
Recruit Holdings Co., Ltd.	16,700	491,052
Resona Holdings, Inc.	289,705	1,406,188
Ricoh Co., Ltd.	90,800	932,632
Rinnai Corp.	5,800	513,490
Rohm Co., Ltd.	11,200	566,014
Ryohin Keikaku Co., Ltd.	3,300	669,014
Sankyo Co., Ltd.	5,300	197,684
Sanrio Co., Ltd.	5,400	126,426
Santen Pharmaceutical Co., Ltd.	44,400	730,178
SBI Holdings, Inc.	27,220	293,829
Secom Co., Ltd.	27,000	1,827,079
Sega Sammy Holdings, Inc.	20,900	195,176
Seibu Holdings, Inc.	14,400	294,520
Seiko Epson Corp.	31,800	488,741
Sekisui Chemical Co., Ltd.	60,800	793,073
Sekisui House Ltd.	78,900	1,325,854
Seven & i Holdings Co., Ltd.	97,700	4,454,673
Seven Bank Ltd.	77,000	337,046
Shikoku Electric Power Co., Inc.	31,200	486,899
Shimadzu Corp.	29,000	485,888
Shimamura Co., Ltd.	2,500	292,199
Shimano, Inc.	10,400	1,592,880
Shimizu Corp.	69,000	562,245
Shin-Etsu Chemical Co., Ltd.	54,800	2,976,516
Shinsei Bank Ltd.	220,000	404,702
Shionogi & Co., Ltd.	39,300	1,776,702
Shiseido Co., Ltd.	48,900	1,011,894
Shizuoka Bank Ltd.	65,000	630,044

Showa Shell Sekiyu KK	20,800	$169,072
SMC Corp.	7,400	1,919,037
SoftBank Group Corp.	124,800	6,289,215
Sohgo Security Services Co., Ltd.	11,300	528,815
Sompo Japan Nipponkoa Holdings, Inc.	44,125	1,443,298
Sony Corp.	166,000	4,066,732
Sony Financial Holdings, Inc.	19,800	353,686
Stanley Electric Co., Ltd.	16,000	352,425
Sumitomo Chemical Co., Ltd.	206,000	1,182,279
Sumitomo Corp.	155,000	1,578,685
Sumitomo Dainippon Pharma Co., Ltd.	17,600	207,091
Sumitomo Electric Industries Ltd.	93,200	1,313,224
Sumitomo Heavy Industries Ltd.	65,000	291,167
Sumitomo Metal Mining Co., Ltd.	69,000	833,982
Sumitomo Mitsui Financial Group, Inc.	165,297	6,235,382
Sumitomo Mitsui Trust Holdings, Inc.	434,680	1,641,065
Sumitomo Realty & Development Co., Ltd.	46,000	1,310,676
Sumitomo Rubber Industries Ltd.	19,000	246,988
Suntory Beverage & Food Ltd.	19,900	872,515
Suruga Bank Ltd.	22,500	463,607
Suzuken Co., Ltd.	11,520	439,106
Suzuki Motor Corp.	47,000	1,426,845
Sysmex Corp.	19,800	1,266,331
T&D Holdings, Inc.	80,400	1,056,886
Taiheiyo Cement Corp.	131,000	381,947
Taisei Corp.	142,000	935,528
Taisho Pharmaceutical Holdings Co., Ltd.	3,300	233,023
Taiyo Nippon Sanso Corp.	17,000	153,560
Takashimaya Co., Ltd.	32,000	287,950
Takeda Pharmaceutical Co., Ltd.	104,500	5,202,366
TDK Corp.	17,100	1,093,799
Teijin Ltd.	115,000	391,706
Terumo Corp.	40,700	1,259,762
THK Co., Ltd.	14,000	259,072
Tobu Railway Co., Ltd.	144,000	709,884
Toho Co., Ltd.	13,300	368,511
Toho Gas Co., Ltd.	49,000	316,435
Tohoku Electric Power Co., Inc.	64,200	802,568
Tokio Marine Holdings, Inc.	87,300	3,363,710
Tokyo Electric Power Co., Inc.*	194,500	1,118,690
Tokyo Electron Ltd.	23,000	1,380,300
Tokyo Gas Co., Ltd.	310,000	1,456,175
Tokyo Tatemono Co., Ltd.	24,000	260,941
Tokyu Corp.	150,000	1,186,512
Tokyu Fudosan Holdings Corp.	60,000	375,438
TonenGeneral Sekiyu KK	31,000	260,509
Toppan Printing Co., Ltd.	71,000	653,761
Toray Industries, Inc.	188,000	1,744,733
Toshiba Corp.*	515,000	1,056,826
TOTO Ltd.	16,500	578,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Toyo Seikan Group Holdings Ltd.	19,100	$353,304
Toyo Suisan Kaisha Ltd.	12,500	435,106
Toyoda Gosei Co., Ltd.	12,300	279,337
Toyota Industries Corp.	21,800	1,165,034
Toyota Motor Corp.	355,200	21,802,192
Toyota Tsusho Corp.	27,900	652,567
Trend Micro, Inc.	12,200	494,896
Unicharm Corp.	51,500	1,049,955
United Urban Investment Corp. (REIT)	363	492,361
USS Co., Ltd.	24,300	365,610
West Japan Railway Co.	21,700	1,496,831
Yahoo! Japan Corp.	206,800	840,448
Yakult Honsha Co., Ltd.	10,400	508,684
Yamada Denki Co., Ltd.	84,900	367,157
Yamaguchi Financial Group, Inc.	25,000	296,246
Yamaha Corp.	19,600	473,561
Yamaha Motor Co., Ltd.	31,400	703,635
Yamato Holdings Co., Ltd.	47,600	1,008,858
Yamazaki Baking Co., Ltd.	13,000	291,834
Yaskawa Electric Corp.	27,100	368,849
Yokogawa Electric Corp.	26,100	313,794
Yokohama Rubber Co., Ltd.	12,000	183,868

		370,916,937

Luxembourg (0.2%)
ArcelorMittal S.A.	120,050	501,616
Millicom International Cellular S.A. (SDR)	8,728	497,127
RTL Group S.A.	4,177	348,880
SES S.A. (FDR)	42,265	1,171,563
Tenaris S.A.	57,263	681,699

		3,200,885

Macau (0.1%)
MGM China Holdings Ltd.	123,600	153,318
Sands China Ltd.	318,400	1,076,907
Wynn Macau Ltd.	194,000	224,858

		1,455,083

Mexico (0.0%)
Fresnillo plc	24,850	260,091

Netherlands (3.1%)
Aegon N.V.	238,004	1,343,409
AerCap Holdings N.V.*	11,538	497,980
Akzo Nobel N.V.	33,421	2,232,306
Altice N.V., Class A*	47,467	678,768
Altice N.V., Class B*	18,964	274,377
ASML Holding N.V.	45,818	4,083,136
Boskalis Westminster	9,923	404,237
Gemalto N.V.	9,292	555,225
Heineken Holding N.V.	13,988	1,072,330
Heineken N.V.	30,417	2,596,044
ING Groep N.V. (CVA)	499,734	6,726,943
Koninklijke Ahold N.V.	104,612	2,208,685
Koninklijke DSM N.V.	22,401	1,120,997
Koninklijke KPN N.V.	419,062	1,582,392
Koninklijke Philips N.V.	124,546	3,166,635
Koninklijke Vopak N.V.	7,867	338,316

NN Group N.V.	30,189	$1,061,611
NXP Semiconductors N.V.*	17,605	1,483,221
OCI N.V.*	10,016	246,579
QIAGEN N.V.*	30,630	828,688
Randstad Holding N.V.	16,370	1,018,292
Royal Dutch Shell plc, Class A	508,973	11,434,845
Royal Dutch Shell plc, Class B	314,544	7,182,385
TNT Express N.V.	66,064	559,032
Wolters Kluwer N.V.	40,515	1,357,485

		54,053,918

New Zealand (0.1%)
Auckland International Airport Ltd.	99,436	390,588
Contact Energy Ltd.	103,326	334,231
Fletcher Building Ltd.	89,166	445,863
Meridian Energy Ltd.	162,106	264,071
Mighty River Power Ltd.	104,214	196,836
Ryman Healthcare Ltd.	52,355	304,048
Spark New Zealand Ltd.	270,602	609,907

		2,545,544

Norway (0.5%)
DNB ASA	130,781	1,609,500
Gjensidige Forsikring ASA	21,764	346,571
Norsk Hydro ASA	159,073	591,628
Orkla ASA	113,848	898,478
Schibsted ASA*	13,931	442,218
Schibsted ASA, Class A	9,910	325,265
Statoil ASA	145,846	2,039,845
Telenor ASA	94,581	1,573,472
Yara International ASA	24,646	1,061,515

		8,888,492

Portugal (0.1%)
Banco Comercial Portugues S.A., Class R*	7,069,837	372,248
EDP – Energias de Portugal S.A.	153,309	550,981
Galp Energia SGPS S.A.	54,234	628,675
Jeronimo Martins SGPS S.A.	34,373	446,605

		1,998,509

Singapore (1.1%)
Ascendas Real Estate Investment Trust (REIT)	257,900	413,040
CapitaLand Commercial Trust (REIT)	249,200	236,578
CapitaLand Ltd.	320,700	752,675
CapitaLand Mall Trust (REIT)	294,100	398,556
City Developments Ltd.	48,100	258,711
ComfortDelGro Corp., Ltd.	333,600	713,559
DBS Group Holdings Ltd.	227,500	2,663,455
Genting Singapore plc	730,041	393,482
Global Logistic Properties Ltd.	480,900	724,081
Golden Agri-Resources Ltd.	838,909	199,854
Hutchison Port Holdings Trust (BATS Exchange)	309,900	161,148
Hutchison Port Holdings Trust (Singapore Stock Exchange)	371,000	195,992
Jardine Cycle & Carriage Ltd.	16,733	408,292
Keppel Corp., Ltd.	203,700	929,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Oversea-Chinese Banking Corp., Ltd.	403,906	$2,496,328
Sembcorp Industries Ltd.	115,800	247,795
Sembcorp Marine Ltd.	107,200	131,566
Singapore Airlines Ltd.	84,700	666,568
Singapore Exchange Ltd.	93,300	504,721
Singapore Press Holdings Ltd.	123,936	343,596
Singapore Technologies Engineering Ltd.	204,600	432,005
Singapore Telecommunications Ltd.	1,014,200	2,610,121
StarHub Ltd.	77,590	201,814
Suntec Real Estate Investment Trust (REIT)	288,300	313,331
United Overseas Bank Ltd.	174,945	2,408,412
UOL Group Ltd.	69,600	305,214
Wilmar International Ltd.	255,000	525,267

		19,635,705

South Africa (0.1%)
Investec plc	67,887	479,085
Mondi plc	51,236	999,221

		1,478,306

Spain (2.8%)
Abertis Infraestructuras S.A.	66,257	1,032,755
ACS Actividades de Construccion y Servicios S.A.	28,613	833,602
Aena S.A.*§	9,470	1,078,942
Amadeus IT Holding S.A., Class A	59,689	2,628,302
Banco Bilbao Vizcaya Argentaria S.A.	832,551	6,071,450
Banco de Sabadell S.A.	685,042	1,213,337
Banco Popular Espanol S.A.	249,665	822,138
Banco Santander S.A.	1,892,601	9,291,790
Bankia S.A.	580,042	674,553
Bankinter S.A.	85,699	607,466
CaixaBank S.A.	368,145	1,280,653
Distribuidora Internacional de Alimentacion S.A.*	77,387	454,653
Enagas S.A.	11,376	320,097
Endesa S.A.	45,488	911,335
Ferrovial S.A.	62,992	1,421,674
Gas Natural SDG S.A.	45,233	918,888
Grifols S.A.	21,389	984,660
Iberdrola S.A.	682,758	4,840,290
Industria de Diseno Textil S.A.	142,280	4,882,518
Mapfre S.A.	137,735	343,535
Red Electrica Corporacion S.A.	6,444	537,109
Repsol S.A.	142,013	1,546,098
Telefonica S.A.	591,573	6,529,576
Zardoya Otis S.A.	27,166	316,529

		49,541,950

Sweden (2.5%)
Alfa Laval AB	42,360	769,135
Assa Abloy AB, Class B	129,179	2,705,613
Atlas Copco AB, Class A	88,798	2,163,266
Atlas Copco AB, Class B	51,670	1,187,993
Boliden AB	32,929	545,981
Electrolux AB	33,169	796,149

Getinge AB, Class B	23,101	$601,202
Hennes & Mauritz AB, Class B	124,571	4,435,894
Hexagon AB, Class B	34,499	1,278,100
Husqvarna AB, Class B	56,432	372,326
ICA Gruppen AB	8,410	304,533
Industrivarden AB, Class C	19,988	341,643
Investment AB Kinnevik, Class B	32,787	1,005,089
Investor AB, Class B	57,381	2,111,172
Lundin Petroleum AB*	24,890	356,774
Nordea Bank AB	398,744	4,350,955
Sandvik AB	141,983	1,229,742
Securitas AB, Class B	35,802	545,345
Skandinaviska Enskilda Banken AB, Class A	192,231	2,009,866
Skanska AB, Class B	51,041	984,903
SKF AB, Class B	54,528	879,089
Svenska Cellulosa AB S.C.A., Class B	77,898	2,262,229
Svenska Handelsbanken AB, Class A	198,252	2,616,918
Swedbank AB, Class A	120,531	2,647,127
Swedish Match AB	27,495	972,760
Tele2 AB, Class B	35,258	350,229
Telefonaktiebolaget LM Ericsson, Class B	389,796	3,775,838
TeliaSonera AB	336,452	1,673,101
Volvo AB, Class B	192,742	1,779,405

		45,052,377

Switzerland (8.7%)
ABB Ltd. (Registered)*	288,207	5,115,686
Actelion Ltd. (Registered)*	13,309	1,831,297
Adecco S.A. (Registered)*	22,211	1,525,091
Aryzta AG*	10,128	512,436
Baloise Holding AG (Registered)	6,416	813,624
Barry Callebaut AG (Registered)*	242	263,932
Chocoladefabriken Lindt & Spruengli AG	118	735,061
Chocoladefabriken Lindt & Sprungli AG (Registered)	13	967,572
Cie Financiere Richemont S.A. (Registered)	68,616	4,928,918
Coca-Cola HBC AG*	28,771	613,429
Credit Suisse Group AG (Registered)*	234,289	5,063,768
Dufry AG (Registered)*	4,774	566,232
EMS-Chemie Holding AG (Registered)	1,289	564,419
Galenica AG	428	667,307
Geberit AG (Registered)	4,896	1,646,760
Givaudan S.A. (Registered)*	1,167	2,099,835
Glencore plc*	1,546,384	2,057,575
Julius Baer Group Ltd.*	30,036	1,440,037
Kuehne + Nagel International AG (Registered)	7,200	987,226
LafargeHolcim Ltd. (Registered)*	53,720	2,691,783
Lonza Group AG (Registered)*	6,289	1,022,427
Nestle S.A. (Registered)	414,192	30,701,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Novartis AG (Registered)	295,593	$25,266,283
Pargesa Holding S.A.	3,447	217,159
Partners Group Holding AG	1,972	708,018
Roche Holding AG	91,267	25,152,102
Schindler Holding AG	5,826	975,544
Schindler Holding AG (Registered)	2,240	375,860
SGS S.A. (Registered)	718	1,367,855
Sika AG	298	1,068,286
Sonova Holding AG (Registered)	7,370	935,594
STMicroelectronics N.V.	75,839	505,906
Sulzer AG (Registered)	2,793	262,647
Swatch Group AG	4,201	1,466,048
Swatch Group AG (Registered)	6,751	456,047
Swiss Life Holding AG (Registered)*	4,091	1,097,942
Swiss Prime Site AG (Registered)*	8,362	652,967
Swiss Reinsurance AG	45,257	4,402,517
Swisscom AG (Registered)	3,446	1,713,746
Syngenta AG (Registered)	12,064	4,735,169
Transocean Ltd.	52,364	651,147
UBS Group AG (Registered)	478,236	9,203,127
Wolseley plc	33,710	1,832,437
Zurich Insurance Group AG*	19,620	5,006,228

		154,868,471

United Kingdom (16.2%)
3i Group plc	115,406	813,424
Aberdeen Asset Management plc	112,337	478,573
Admiral Group plc	30,315	737,361
Aggreko plc	29,219	393,021
Amec Foster Wheeler plc	53,855	340,066
Anglo American plc	189,327	834,149
ARM Holdings plc	185,056	2,794,462
Ashtead Group plc	69,415	1,142,197
Associated British Foods plc	47,125	2,319,642
AstraZeneca plc	165,020	11,156,832
Auto Trader Group plc (b)*§	97,532	637,353
Aviva plc	515,807	3,897,464
Babcock International Group plc	28,256	420,765
BAE Systems plc	420,693	3,096,207
Barclays plc	2,161,588	6,996,365
Barratt Developments plc	131,937	1,209,042
BG Group plc	441,785	6,406,461
BP plc	2,379,671	12,400,334
British American Tobacco plc	242,799	13,484,825
British Land Co. plc (REIT)	123,938	1,426,551
BT Group plc	1,080,065	7,464,555
Bunzl plc	40,622	1,122,134
Burberry Group plc	55,457	975,427
Capita plc	89,633	1,594,773
Centrica plc	656,365	2,108,256
CNH Industrial N.V.	115,931	790,259
Cobham plc	150,111	623,105
Compass Group plc	210,449	3,642,410
Croda International plc	19,130	852,662
Diageo plc	329,475	8,984,944
Direct Line Insurance Group plc	182,656	1,091,059

Dixons Carphone plc	135,098	$992,877
easyJet plc	18,819	481,724
Fiat Chrysler Automobiles N.V.*	115,490	1,590,256
G4S plc	190,290	632,024
GKN plc	207,265	940,964
GlaxoSmithKline plc	634,199	12,809,550
Hammerson plc (REIT)	105,552	932,869
Hargreaves Lansdown plc	31,764	703,318
HSBC Holdings plc	2,541,186	20,053,605
ICAP plc	62,382	468,297
IMI plc	30,709	387,406
Imperial Tobacco Group plc	123,959	6,519,692
Inmarsat plc	60,967	1,015,804
InterContinental Hotels Group plc	31,943	1,239,505
International Consolidated Airlines Group S.A.	102,709	915,592
Intertek Group plc	22,679	927,500
Intu Properties plc (REIT)	133,735	624,973
ITV plc	487,015	1,984,440
J Sainsbury plc	192,410	733,193
Johnson Matthey plc	25,024	971,730
Kingfisher plc	289,840	1,403,444
Land Securities Group plc (REIT)	105,153	1,823,043
Legal & General Group plc	780,718	3,079,006
Lloyds Banking Group plc	7,502,558	8,075,148
London Stock Exchange Group plc	42,156	1,703,583
Marks & Spencer Group plc	208,957	1,388,590
Meggitt plc	110,613	610,114
Melrose Industries plc	139,909	596,990
Merlin Entertainments plc§	80,001	536,122
National Grid plc	484,204	6,659,847
Next plc	18,688	2,003,337
Old Mutual plc	622,337	1,638,551
Pearson plc	107,938	1,166,495
Persimmon plc*	40,232	1,201,484
Petrofac Ltd.	29,028	340,108
Provident Financial plc	19,120	946,985
Prudential plc	331,797	7,428,240
Randgold Resources Ltd.	12,117	747,654
Reckitt Benckiser Group plc	83,122	7,651,291
RELX N.V.	134,066	2,254,440
RELX plc	144,899	2,540,434
Rexam plc	96,174	853,121
Rio Tinto Ltd.	53,242	1,717,801
Rio Tinto plc	162,844	4,745,707
Rolls-Royce Holdings plc*	237,659	2,011,657
Royal Bank of Scotland Group plc*	461,083	2,039,916
Royal Mail plc	111,238	723,847
RSA Insurance Group plc	141,121	886,792
SABMiller plc	125,222	7,500,753
Sage Group plc	143,267	1,273,839
Schroders plc	15,630	680,708
Segro plc (REIT)	97,105	612,982
Severn Trent plc	29,531	947,071
Sky plc	129,695	2,121,932
Smith & Nephew plc	112,323	1,988,090
Smiths Group plc	54,444	753,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sports Direct International plc*	29,664	$251,513
SSE plc	132,568	2,968,540
St. James’s Place plc	64,181	946,634
Standard Chartered plc	419,163	3,477,514
Standard Life plc	268,727	1,541,886
Tate & Lyle plc	69,347	611,136
Taylor Wimpey plc	439,929	1,313,702
Tesco plc*	1,030,353	2,267,719
Travis Perkins plc	33,249	960,681
Unilever N.V. (CVA)	211,616	9,168,392
Unilever plc	165,855	7,101,542
United Utilities Group plc	83,863	1,155,741
Vodafone Group plc	3,462,497	11,199,531
Weir Group plc	24,695	363,240
Whitbread plc	23,704	1,531,854
William Hill plc	128,622	750,576
Wm Morrison Supermarkets plc	325,641	706,695
WPP plc	168,253	3,872,799

		288,002,000

United States (0.1%)
Carnival plc	24,608	1,397,182

Total Common Stocks (89.7%) (Cost $1,627,806,681)		1,591,669,822

	Number of Rights	Value (Note 1)
RIGHTS:
Italy (0.0%)
Unione di Banche Italiane S.p.A., expiring 1/12/16*†	125,871	—

Singapore (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16*	9,671	360

Spain (0.0%)
Repsol S.A., expiring 1/7/16*	142,013	70,839

Total Rights (0.0%) (Cost $71,417)		71,199

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	12,348,739	12,348,739

Total Short-Term Investment (0.7%) (Cost $12,348,739)		12,348,739

Total Investments (90.4%) (Cost $1,640,226,837)		1,604,089,760
Other Assets Less Liabilities (9.6%)		169,681,573

Net Assets (100%)		$1,773,771,333

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $3,557,594 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$407,320,168	23.0%
Consumer Discretionary	206,260,741	11.6
Industrials	201,168,335	11.3
Consumer Staples	189,715,461	10.7
Health Care	189,490,890	10.7
Materials	101,281,259	5.7
Information Technology	83,162,420	4.7
Telecommunication Services	81,675,005	4.6
Energy	72,351,313	4.1
Utilities	59,315,429	3.3
Investment Company	12,348,739	0.7
Cash and Other	169,681,573	9.6

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,461,444	$3,756,042	$—	$6,946,584	$95,971	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	2,007	March-16	$69,523,093	$71,583,939	$2,060,846
FTSE 100 Index	484	March-16	42,114,445	44,223,523	2,109,078
SPI 200 Index	191	March-16	17,025,490	18,291,953	1,266,463
TOPIX Index	351	March-16	45,927,236	45,190,940	(736,296)

					$4,700,091

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	3,182	$2,310,189	$2,277,908	$32,281
British Pound vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	3,684	5,431,539	5,533,815	(102,276)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	7,136	7,769,410	7,810,767	(41,357)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	962	1,047,267	1,042,331	4,936
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	575,287	4,794,903	4,733,516	61,387

					$(45,029)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 18,597,174, CHF 35,901, DKK 22,828, EUR 73,159,636, GBP 45,430,587, HKD 118,741, ILS 43,455, JPY 45,953,601, NOK 24,794, NZD 10,007, SEK 12,152 and SGD 39,706.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$197,047	$206,063,694	$—		$206,260,741
Consumer Staples	—	189,715,461	—		189,715,461
Energy	—	72,280,474	—		72,280,474
Financials	466,485	406,853,323	—		407,319,808
Health Care	175,260	189,315,630	—		189,490,890
Industrials	768,673	200,399,662	—		201,168,335
Information Technology	2,705,412	80,457,008	—		83,162,420
Materials	—	101,281,259	—		101,281,259
Telecommunication Services	—	81,675,005	—		81,675,005
Utilities	—	59,315,429	—		59,315,429
Forward Currency Contracts	—	98,604	—		98,604
Futures	5,436,387	—	—		5,436,387
Rights
Energy	—	70,839	—		70,839
Financials	—	360	—	(a)	360
Short-Term Investments	12,348,739	—	—		12,348,739

Total Assets	$22,098,003	$1,587,526,748	$—		$1,609,624,751

Liabilities:
Forward Currency Contracts	$—	$(143,633)	$—		$(143,633)
Futures	(736,296)	—	—		(736,296)

Total Liabilities	$(736,296)	$(143,633)	$—		$(879,929)

Total	$21,361,707	$1,587,383,115	$—		$1,608,744,822

(a)	Value is zero

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$98,604
Equity contracts	Receivables, Net assets - Unrealized appreciation	5,436,387	*

Total		$5,534,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(143,633)
Equity contracts	Payables, Net assets - Unrealized depreciation	(736,296)*

Total		$(879,929)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(4,328,861)	$(4,328,861)
Equity contracts	101,196,909	—	101,196,909

Total	$101,196,909	$(4,328,861)	$96,868,048

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$963,858	$963,858
Equity contracts	(19,719,149)	—	(19,719,149)

Total	$(19,719,149)	$963,858	$(18,755,291)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $64,587,000 and futures contracts with an average notional balance of approximately $461,647,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$98,604	$(98,604)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$143,633	$(98,604)	$—	$45,029

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$979,696,400
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$34,146,689

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$124,139,893
Aggregate gross unrealized depreciation	(164,042,053)

Net unrealized depreciation	$(39,902,160)

Federal income tax cost of investments	$1,643,991,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,733,673)	$6,946,584
Unaffiliated Issuers (Cost $1,634,493,164)	1,597,143,176
Cash	348,047
Foreign cash (Cost $209,643,179)	183,448,582
Cash held as collateral at broker	11,835,870
Receivable for securities sold	12,820,413
Dividends, interest and other receivables	2,875,409
Due from broker for futures variation margin	443,821
Unrealized appreciation on forward foreign currency contracts	98,604
Other assets	77,318

Total assets	1,816,037,824

LIABILITIES
Payable for securities purchased	41,152,102
Investment management fees payable	661,356
Administrative fees payable	203,337
Unrealized depreciation on forward foreign currency contracts	143,633
Distribution fees payable – Class IB	26,898
Trustees’ fees payable	1,031
Accrued expenses	78,134

Total liabilities	42,266,491

NET ASSETS	$1,773,771,333

Net assets were comprised of:
Paid in capital	$1,841,925,400
Accumulated undistributed net investment income (loss)	(2,656,016)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(7,822,401)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(57,675,650)

Net assets	$1,773,771,333

Class IB
Net asset value, offering and redemption price per share, $125,995,224 / 10,856,692 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.61

Class K
Net asset value, offering and redemption price per share, $1,647,776,109 / 141,258,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($95,971 of dividend income received from affiliates) (net of $2,583,559 foreign withholding tax)	$33,915,390
Interest	12,774

Total income	33,928,164

EXPENSES
Investment management fees	7,627,729
Administrative fees	2,321,332
Distribution fees – Class IB	330,225
Custodian fees	239,900
Professional fees	76,856
Printing and mailing expenses	67,647
Trustees’ fees	33,365
Miscellaneous	113,747

Gross expenses	10,810,801
Less: Waiver from investment manager	(44,652)

Net expenses	10,766,149

NET INVESTMENT INCOME (LOSS)	23,162,015

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(5,165,546)
Futures	101,196,909
Foreign currency transactions	(97,621,029)

Net realized gain (loss)	(1,589,666)

Change in unrealized appreciation (depreciation) on:
Investments ($729,098 of change in unrealized appreciation (depreciation) from affiliates)	(102,040,986)
Futures	(19,719,149)
Foreign currency translations	55,357,678

Net change in unrealized appreciation (depreciation)	(66,402,457)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(67,992,123)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,830,108)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,162,015	$20,108,882
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,589,666)	19,776,354
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(66,402,457)	(132,450,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,830,108)	(92,565,409)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(49,780)	(1,109,661)
Class K	(615,613)	(15,354,389)

	(665,393)	(16,464,050)

Distributions from net realized capital gains
Class IB	(3,767,033)	(2,256,825)
Class K	(47,725,548)	(23,273,810)

	(51,492,581)	(25,530,635)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(52,157,974)	(41,994,685)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,306,667 and 1,223,079 shares, respectively ]	16,188,558	16,018,169
Capital shares issued in reinvestment of dividends and distributions [ 329,304 and 265,604 shares, respectively ]	3,816,813	3,366,486
Capital shares repurchased [ (1,280,298) and (920,041) shares, respectively ]	(16,385,968)	(12,432,560)

Total Class IB transactions	3,619,403	6,952,095

Class K
Capital shares sold [ 25,937,780 and 29,734,609 shares, respectively ]	323,086,606	393,040,706
Capital shares issued in reinvestment of dividends and distributions [ 4,152,509 and 3,051,062 shares, respectively ]	48,341,161	38,628,199
Capital shares repurchased [ (774,116) and (2,099,300) shares, respectively ]	(9,603,657)	(28,695,115)

Total Class K transactions	361,824,110	402,973,790

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	365,443,513	409,925,885

TOTAL INCREASE (DECREASE) IN NET ASSETS	268,455,431	275,365,791
NET ASSETS:
Beginning of year	1,505,315,902	1,229,950,111

End of year (a)	$1,773,771,333	$1,505,315,902

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,656,016)	$(3,364,259)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2015	2014	2013		2012	2011
Net asset value, beginning of year	$12.27	$13.46	$12.08		$10.42	$12.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.17	0.11	##	0.14	0.15
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.44)	(1.02)	2.40		1.59	(2.20)

Total from investment operations	(0.30)	(0.85)	2.51		1.73	(2.05)

Less distributions:
Dividends from net investment income	— #	(0.11)	—		(0.07)	(0.16)
Distributions from net realized gains	(0.36)	(0.23)	(1.13)		—	(0.09)

Total dividends and distributions	(0.36)	(0.34)	(1.13)		(0.07)	(0.25)

Net asset value, end of year	$11.61	$12.27	$13.46		$12.08	$10.42

Total return	(2.40)%	(6.43)%	21.16%		16.60%	(16.11)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$125,995	$128,806	$133,667		$118,078	$83,866
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.88%	0.91%		0.94%	0.95%
Before waivers and reimbursements (f)	0.87%	0.88%	0.91%		0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.14%	1.28%	0.82	%(aa)	1.27%	1.29%
Before waivers and reimbursements (f)	1.14%	1.28%	0.82	%(aa)	1.27%	1.28%
Portfolio turnover rate^	3%	3%	1%		3%	2%

	Year Ended December 31,					August 26, 2011* to December 31, 2011
Class K	2015	2014	2013		2012
Net asset value, beginning of period	$12.30	$13.49	$12.08		$10.42	$11.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.20	0.14	##	0.16	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.44)	(1.02)	2.40		1.60	(0.60)

Total from investment operations	(0.27)	(0.82)	2.54		1.76	(0.63)

Less distributions:
Dividends from net investment income	— #	(0.14)	—		(0.10)	(0.18)
Distributions from net realized gains	(0.36)	(0.23)	(1.13)		—	—

Total dividends and distributions	(0.36)	(0.37)	(1.13)		(0.10)	(0.18)

Net asset value, end of period	$11.67	$12.30	$13.49		$12.08	$10.42

Total return (b)	(2.15)%	(6.17)%	21.41%		16.90%	(5.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,647,776	$1,376,510	$1,096,284		$679,292	$397,699
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.62%	0.63%	0.66%		0.69%	0.70%
Before waivers and reimbursements (a)(f)	0.62%	0.63%	0.66%		0.69%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.39%	1.48%	1.03	%(bb)	1.47%	(0.82)%
Before waivers and reimbursements (a)(f)	1.38%	1.48%	1.03	%(bb)	1.47%	(0.83)%
Portfolio turnover rate^	3%	3%	1%		3%	2%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.09 and $0.12 for Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.65% for income after waivers and reimbursements and 0.65% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.86% for income after waivers and reimbursements and 0.86% before waivers and reimbursements.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class K Shares*	(1.80)%	4.62%
MSCI EAFE Index	(0.81)	6.75
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	(1.59)	6.48
Volatility Managed Index – International II	(0.27)	6.87
Volatility Managed Index – International Proxy II	(0.59)	6.80
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (1.80)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — International II, and the Volatility Managed Index — International Proxy II, returned (0.81)%, (1.59)%, (0.27)% and (0.59)%, respectively, over the same period.

Portfolio Highlights

International stocks underperformed the broader equity markets due to volatility in Europe and China. The Portfolio’s primary benchmark, the MSCI EAFE Index, declined by (0.81)% for the year. The Portfolio slightly underperformed the primary benchmark (after accounting for fees).

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$415,498,809	23.1%
Consumer Discretionary	210,942,076	11.7
Industrials	204,901,097	11.4
Consumer Staples	193,462,523	10.8
Health Care	192,710,026	10.7
Materials	103,087,419	5.7
Information Technology	84,167,876	4.7
Telecommunication Services	83,077,711	4.6
Energy	73,684,270	4.1
Utilities	60,805,860	3.4
Investment Company	4,687,801	0.3
Cash and Other	171,425,276	9.5

		100.0%

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class K
Actual	$1,000.00	$931.53	$3.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.10	3.14

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratios of 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.2%)
AGL Energy Ltd.	92,480	$1,209,277
Alumina Ltd.	338,637	282,108
Amcor Ltd.	148,777	1,447,459
AMP Ltd.	404,267	1,704,192
APA Group	156,175	981,144
Aristocrat Leisure Ltd.	72,624	536,717
Asciano Ltd.	89,725	570,857
ASX Ltd.	26,512	813,386
Aurizon Holdings Ltd.	286,292	910,494
AusNet Services	241,027	258,943
Australia & New Zealand Banking Group Ltd.	383,239	7,734,145
Bank of Queensland Ltd.	47,433	477,890
Bendigo & Adelaide Bank Ltd.	62,109	536,720
BHP Billiton Ltd.	420,334	5,460,269
BHP Billiton plc	275,438	3,092,379
Boral Ltd.	103,900	444,467
Brambles Ltd.	210,754	1,763,604
Caltex Australia Ltd.	36,701	999,284
Challenger Ltd.	55,707	351,179
CIMIC Group Ltd.	13,488	236,743
Coca-Cola Amatil Ltd.	74,786	504,037
Cochlear Ltd.	7,723	534,843
Commonwealth Bank of Australia	224,193	13,850,835
Computershare Ltd.	61,547	518,776
Crown Resorts Ltd.	48,309	436,418
CSL Ltd.	61,291	4,673,012
Dexus Property Group (REIT)	125,657	681,373
DUET Group	230,704	382,296
Flight Centre Travel Group Ltd.	7,494	215,961
Fortescue Metals Group Ltd.	212,206	286,214
Goodman Group (REIT)	236,117	1,069,005
GPT Group (REIT)	252,547	872,928
Harvey Norman Holdings Ltd.	75,317	227,609
Healthscope Ltd.	164,862	317,856
Iluka Resources Ltd.	56,656	250,698
Incitec Pivot Ltd.	228,399	653,073
Insurance Australia Group Ltd.	329,093	1,322,170
LendLease Group	73,131	754,328
Macquarie Group Ltd.	38,697	2,312,396
Medibank Pvt Ltd.	400,678	624,531
Mirvac Group (REIT)	489,595	700,604
National Australia Bank Ltd.	344,570	7,511,606
Newcrest Mining Ltd.*	104,048	983,573
Oil Search Ltd.	173,597	849,909
Orica Ltd.	49,814	557,226
Origin Energy Ltd.	233,921	787,983
Platinum Asset Management Ltd.	34,114	199,216
Qantas Airways Ltd.*	74,044	219,578
QBE Insurance Group Ltd.	186,015	1,692,290
Ramsay Health Care Ltd.	19,103	939,404
REA Group Ltd.	7,346	292,117
Santos Ltd.	212,432	562,237
Scentre Group (REIT)	719,351	2,180,041
SEEK Ltd.	43,745	486,397
Sonic Healthcare Ltd.	50,028	648,230
South32 Ltd.*	718,621	551,295
Stockland Corp., Ltd. (REIT)	315,857	937,699

Suncorp Group Ltd.	172,402	$1,509,471
Sydney Airport	145,661	670,148
Tabcorp Holdings Ltd.	111,227	379,300
Tatts Group Ltd.	208,090	660,888
Telstra Corp., Ltd.	575,685	2,335,859
TPG Telecom Ltd.	37,351	267,027
Transurban Group	276,134	2,096,645
Treasury Wine Estates Ltd.	99,374	596,556
Vicinity Centres (REIT)	456,485	925,083
Wesfarmers Ltd.	146,544	4,409,034
Westfield Corp. (REIT)	269,663	1,855,147
Westpac Banking Corp.	437,678	10,609,064
Woodside Petroleum Ltd.	96,918	2,032,688
Woolworths Ltd.	164,892	2,918,045

		111,663,976

Austria (0.2%)
Andritz AG	10,468	507,744
Erste Group Bank AG*	37,267	1,164,711
OMV AG	21,709	609,428
Raiffeisen Bank International AG*	12,593	184,249
voestalpine AG	16,660	509,873

		2,976,005

Belgium (1.3%)
Ageas	27,660	1,282,075
Anheuser-Busch InBev S.A./N.V.	105,945	13,086,861
Colruyt S.A.	10,323	530,208
Delhaize Group S.A.	14,211	1,384,263
Groupe Bruxelles Lambert S.A.	9,660	825,921
KBC Groep N.V.	34,213	2,139,194
Proximus SADP	20,874	677,211
Solvay S.A.	9,594	1,019,542
Telenet Group Holding N.V.*	7,242	390,291
UCB S.A.	17,221	1,550,091
Umicore S.A.	13,042	545,173

		23,430,830

Chile (0.0%)
Antofagasta plc	53,660	367,707

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	264,099	203,914

Denmark (1.7%)
A. P. Moller – Maersk A/S, Class A	525	674,835
A. P. Moller – Maersk A/S, Class B	931	1,208,911
Carlsberg A/S, Class B	14,779	1,306,685
Chr Hansen Holding A/S	12,160	760,583
Coloplast A/S, Class B	14,987	1,209,699
Danske Bank A/S	91,501	2,444,526
DSV A/S	24,446	960,357
ISS A/S	20,124	725,831
Novo Nordisk A/S, Class B	259,282	14,903,629
Novozymes A/S, Class B	29,984	1,435,775
Pandora A/S	14,524	1,832,700
TDC A/S	106,301	527,326
Tryg A/S	15,235	302,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Vestas Wind Systems A/S	28,955	$2,021,574
William Demant Holding A/S*	3,245	308,173

		30,623,174

Finland (0.8%)
Elisa Oyj	19,224	722,980
Fortum Oyj	62,054	930,182
Kone Oyj, Class B	44,268	1,861,265
Metso Oyj	15,311	340,924
Neste Oyj	15,224	453,938
Nokia Oyj	479,305	3,412,188
Nokian Renkaat Oyj	15,918	565,411
Orion Oyj, Class B	15,171	522,979
Sampo Oyj, Class A	57,944	2,936,958
Stora Enso Oyj, Class R	72,201	649,305
UPM-Kymmene Oyj	67,886	1,257,302
Wartsila Oyj Abp	20,146	913,542

		14,566,974

France (8.7%)
Accor S.A.	29,266	1,262,388
Aeroports de Paris S.A.	3,815	442,329
Air Liquide S.A.	45,296	5,087,368
Airbus Group SE	77,752	5,220,540
Alcatel-Lucent*	388,165	1,536,082
Alstom S.A.*	29,282	894,876
Arkema S.A.	8,992	628,915
Atos SE	11,841	994,515
AXA S.A.‡	259,213	7,086,531
BNP Paribas S.A.	140,134	7,932,146
Bollore S.A.	117,207	546,233
Bouygues S.A.	27,665	1,096,498
Bureau Veritas S.A.	35,119	698,882
Cap Gemini S.A.	21,800	2,017,113
Carrefour S.A.	71,621	2,062,423
Casino Guichard Perrachon S.A.	7,501	344,561
Christian Dior SE	7,304	1,240,719
Cie de Saint-Gobain	65,763	2,829,033
Cie Generale des Etablissements Michelin	25,280	2,400,280
CNP Assurances S.A.	21,301	286,903
Credit Agricole S.A.	144,065	1,697,182
Danone S.A.	77,313	5,217,652
Dassault Systemes S.A.	17,386	1,391,030
Edenred	27,525	518,599
Electricite de France S.A.	33,224	488,074
Engie S.A.	193,399	3,422,719
Essilor International S.A.	26,942	3,358,482
Eurazeo S.A.	5,790	398,473
Eutelsat Communications S.A.	22,503	672,017
Fonciere des Regions (REIT)	3,953	353,880
Gecina S.A. (REIT)	4,583	556,024
Groupe Eurotunnel SE (Registered)	63,681	790,295
Hermes International	3,543	1,194,565
ICADE (REIT)	4,407	295,866
Iliad S.A.	3,575	852,925
Imerys S.A.	4,374	305,123
Ingenico Group S.A.	6,947	878,103
J.C. Decaux S.A.	10,198	390,355
Kering	10,208	1,739,993
Klepierre S.A. (REIT)	27,896	1,237,082

Lagardere S.C.A.	16,154	$480,632
Legrand S.A.	36,107	2,037,910
L’Oreal S.A.	33,294	5,601,404
LVMH Moet Hennessy Louis Vuitton SE	36,679	5,733,906
Natixis S.A.	127,408	720,172
Numericable- SFR	13,880	503,955
Orange S.A.	266,140	4,464,855
Pernod-Ricard S.A.	27,623	3,140,487
Peugeot S.A.*	60,452	1,059,955
Publicis Groupe S.A.	25,994	1,724,037
Remy Cointreau S.A.	3,264	233,722
Renault S.A.	25,142	2,520,362
Rexel S.A.	39,547	525,017
Safran S.A.	38,972	2,669,056
Sanofi S.A.	156,328	13,338,809
Schneider Electric SE	73,051	4,159,223
SCOR SE	21,683	811,142
Societe BIC S.A.	3,806	626,243
Societe Generale S.A.	95,307	4,396,273
Sodexo S.A.	12,483	1,214,333
Suez Environnement Co. S.A.	43,643	816,606
Technip S.A.	13,457	664,723
Thales S.A.	14,828	1,111,087
Total S.A.	288,175	12,834,118
Unibail-Rodamco SE (REIT)	12,650	3,207,458
Valeo S.A.	10,219	1,577,659
Veolia Environnement S.A.	61,397	1,455,308
Vinci S.A.	62,868	4,031,670
Vivendi S.A.	151,632	3,265,144
Wendel S.A.	4,139	491,636
Zodiac Aerospace	27,306	650,848

		156,434,524

Germany (8.2%)
adidas AG	27,279	2,658,125
Allianz SE (Registered)	60,860	10,781,695
Axel Springer SE	5,841	324,822
BASF SE	121,531	9,291,018
Bayer AG (Registered)	109,446	13,731,239
Bayerische Motoren Werke (BMW) AG	43,910	4,624,536
Bayerische Motoren Werke (BMW) AG (Preference) (q)	6,908	578,646
Beiersdorf AG	13,613	1,238,377
Brenntag AG	20,855	1,088,471
Commerzbank AG*	143,067	1,481,246
Continental AG	14,465	3,510,881
Daimler AG (Registered)	127,463	10,639,369
Deutsche Bank AG (Registered)	181,983	4,466,615
Deutsche Boerse AG	25,093	2,219,859
Deutsche Lufthansa AG (Registered)*	31,442	496,523
Deutsche Post AG (Registered)	126,750	3,569,480
Deutsche Telekom AG (Registered)	426,066	7,709,153
Deutsche Wohnen AG	45,954	1,279,158
E.ON SE	270,504	2,617,887
Evonik Industries AG	17,382	576,807
Fraport AG Frankfurt Airport Services Worldwide	5,262	335,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Fresenius Medical Care AG & Co. KGaA	28,491	$2,400,417
Fresenius SE & Co. KGaA	50,267	3,594,536
Fuchs Petrolub SE (Preference) (q)	9,215	435,389
GEA Group AG	24,702	995,401
Hannover Rueck SE	7,896	905,033
HeidelbergCement AG	17,929	1,462,678
Henkel AG & Co. KGaA	13,021	1,249,523
Henkel AG & Co. KGaA (Preference) (q)	23,919	2,666,300
Hugo Boss AG	8,868	738,503
Infineon Technologies AG	145,053	2,122,679
K+S AG (Registered)	26,633	692,454
Kabel Deutschland Holding AG	2,756	340,597
Lanxess AG	12,604	580,306
Linde AG	24,428	3,545,806
MAN SE	4,803	485,919
Merck KGaA	16,697	1,621,823
Metro AG	23,083	736,745
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	22,257	4,457,505
OSRAM Licht AG	12,208	513,684
Porsche Automobil Holding SE (Preference) (q)	20,757	1,124,788
ProSiebenSat.1 Media SE	27,946	1,413,621
RWE AG	67,849	864,848
SAP SE	130,225	10,372,580
Siemens AG (Registered)	105,143	10,201,088
Symrise AG	16,683	1,106,691
Telefonica Deutschland Holding AG	78,397	418,537
ThyssenKrupp AG	50,569	1,002,839
TUI AG	68,711	1,219,026
United Internet AG (Registered)	16,711	918,958
Volkswagen AG	4,850	747,240
Volkswagen AG (Preference) (q)	24,296	3,519,753
Vonovia SE	62,333	1,930,747
Zalando SE*§	10,534	416,135

		148,021,802

Hong Kong (2.7%)
AIA Group Ltd.	1,585,300	9,444,517
ASM Pacific Technology Ltd.	33,177	259,557
Bank of East Asia Ltd.	176,621	653,896
BOC Hong Kong Holdings Ltd.	504,523	1,530,864
Cathay Pacific Airways Ltd.	151,768	261,348
Cheung Kong Infrastructure Holdings Ltd.	80,013	737,557
Cheung Kong Property Holdings Ltd.	345,880	2,231,322
CK Hutchison Holdings Ltd.	354,080	4,752,456
CLP Holdings Ltd.	247,828	2,101,587
First Pacific Co., Ltd.	151,900	100,616
Galaxy Entertainment Group Ltd.	294,300	917,610
Hang Lung Properties Ltd.	312,711	709,252
Hang Seng Bank Ltd.	104,279	1,974,971

Henderson Land Development Co., Ltd.	163,500	$995,295
HK Electric Investments & HK Electric Investments Ltd. (b)§	247,000	206,919
HKT Trust & HKT Ltd.	365,211	465,787
Hong Kong & China Gas Co., Ltd.	897,317	1,755,485
Hong Kong Exchanges and Clearing Ltd.	152,222	3,868,131
Hongkong Land Holdings Ltd.	58,600	401,410
Hysan Development Co., Ltd.	88,907	362,763
Kerry Properties Ltd.	92,224	251,066
Li & Fung Ltd.	803,150	541,977
Link REIT (REIT)	283,119	1,689,034
Melco Crown Entertainment Ltd. (ADR)	10,859	182,431
MTR Corp., Ltd.	193,716	955,747
New World Development Co., Ltd.	710,286	696,950
Noble Group Ltd.	654,830	182,158
NWS Holdings Ltd.	196,968	293,733
PCCW Ltd.	587,065	343,909
Power Assets Holdings Ltd.	178,714	1,640,783
Shangri-La Asia Ltd.	172,635	168,755
Sino Land Co., Ltd.	419,007	610,560
SJM Holdings Ltd.	283,300	201,347
Sun Hung Kai Properties Ltd.	230,208	2,762,921
Swire Pacific Ltd., Class A	78,312	875,891
Swire Properties Ltd.	160,400	461,030
Techtronic Industries Co., Ltd.	189,300	768,988
WH Group Ltd.*§	818,200	453,497
Wharf Holdings Ltd.	181,513	1,001,896
Wheelock & Co., Ltd.	126,674	531,470
Yue Yuen Industrial Holdings Ltd.	101,137	343,593

		48,689,079

Ireland (0.8%)
Bank of Ireland (Irish Stock Exchange)*	3,750,910	1,374,708
Bank of Ireland (London Stock Exchange)*	14,529	5,364
CRH plc	112,468	3,250,908
Experian plc	125,573	2,218,937
James Hardie Industries plc (CDI)	60,748	766,339
Kerry Group plc (London Stock Exchange), Class A	68	5,668
Kerry Group plc (Turquoise Stock Exchange), Class A	21,531	1,781,794
Ryanair Holdings plc (ADR)	1,901	164,361
Shire plc	77,962	5,343,034

		14,911,113

Israel (0.7%)
Azrieli Group Ltd.	6,204	231,024
Bank Hapoalim B.M.	135,528	699,958
Bank Leumi Le-Israel B.M.*	190,538	660,928
Bezeq Israeli Telecommunication Corp., Ltd.	256,641	564,797
Check Point Software Technologies Ltd.*	8,372	681,313

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Delek Group Ltd.	702	$140,565
Israel Chemicals Ltd.	65,431	265,303
Mizrahi Tefahot Bank Ltd.	19,666	234,820
Mobileye N.V.*	9,880	417,726
NICE-Systems Ltd.	7,910	453,835
Taro Pharmaceutical Industries Ltd.*	1,123	173,560
Teva Pharmaceutical Industries Ltd.	115,939	7,609,948

		12,133,777

Italy (1.9%)
Assicurazioni Generali S.p.A.	152,870	2,795,074
Atlantia S.p.A.	56,313	1,491,525
Banca Monte dei Paschi di Siena S.p.A.*	377,582	498,679
Banco Popolare SC*	36,448	499,793
Enel Green Power S.p.A.	236,508	479,283
Enel S.p.A.	935,267	3,912,015
Eni S.p.A.	336,526	4,985,348
EXOR S.p.A.	13,488	610,418
Finmeccanica S.p.A.*	40,562	560,670
Intesa Sanpaolo S.p.A. (RNC)	127,044	386,468
Intesa Sanpaolo S.p.A.	1,667,163	5,555,983
Luxottica Group S.p.A.	23,036	1,501,703
Mediobanca S.p.A.	76,423	732,731
Prysmian S.p.A.	26,704	584,120
Saipem S.p.A.*	28,875	232,113
Snam S.p.A.	286,031	1,495,833
Telecom Italia S.p.A.*	1,525,581	1,922,870
Telecom Italia S.p.A. (RNC)	836,222	855,310
Terna Rete Elettrica Nazionale S.p.A.	218,292	1,124,718
UniCredit S.p.A.	625,192	3,443,536
Unione di Banche Italiane S.p.A.	122,787	815,492
UnipolSai S.p.A.	170,265	431,350

		34,915,032

Japan (21.0%)
ABC-Mart, Inc.	3,599	197,421
Acom Co., Ltd.*	60,422	284,483
Aeon Co., Ltd.	90,124	1,385,825
AEON Financial Service Co., Ltd.	14,962	334,729
Aeon Mall Co., Ltd.	18,791	322,565
Air Water, Inc.	20,363	326,707
Aisin Seiki Co., Ltd.	25,738	1,106,626
Ajinomoto Co., Inc.	76,771	1,817,033
Alfresa Holdings Corp.	22,736	449,772
Alps Electric Co., Ltd.	23,500	635,556
Amada Holdings Co., Ltd.	46,442	443,196
ANA Holdings, Inc.	160,068	461,933
Aozora Bank Ltd.	161,345	562,643
Asahi Glass Co., Ltd.	128,843	734,708
Asahi Group Holdings Ltd.	52,642	1,645,697
Asahi Kasei Corp.	169,506	1,147,218
Asics Corp.	21,742	449,988
Astellas Pharma, Inc.	273,692	3,887,578
Bandai Namco Holdings, Inc.	23,781	499,687
Bank of Kyoto Ltd.	48,099	445,561
Bank of Yokohama Ltd.	159,300	975,060

Benesse Holdings, Inc.	9,426	$271,414
Bridgestone Corp.	84,494	2,893,233
Brother Industries Ltd.	31,085	356,452
Calbee, Inc.	10,254	430,342
Canon, Inc.	139,781	4,236,666
Casio Computer Co., Ltd.	27,673	645,978
Central Japan Railway Co.	18,775	3,325,799
Chiba Bank Ltd.	99,328	704,229
Chubu Electric Power Co., Inc.	88,839	1,215,176
Chugai Pharmaceutical Co., Ltd.	30,425	1,060,389
Chugoku Bank Ltd.	23,249	309,895
Chugoku Electric Power Co., Inc.	40,738	536,196
Citizen Holdings Co., Ltd.	35,139	252,389
Credit Saison Co., Ltd.	20,984	413,535
Dai Nippon Printing Co., Ltd.	71,328	705,172
Daicel Corp.	39,470	587,350
Daihatsu Motor Co., Ltd.	24,231	326,401
Dai-ichi Life Insurance Co., Ltd.	139,361	2,312,384
Daiichi Sankyo Co., Ltd.	86,947	1,786,823
Daikin Industries Ltd.	30,385	2,211,349
Daito Trust Construction Co., Ltd.	9,820	1,136,907
Daiwa House Industry Co., Ltd.	81,139	2,326,303
Daiwa Securities Group, Inc.	205,381	1,255,705
Denso Corp.	63,008	3,004,182
Dentsu, Inc.	27,496	1,505,057
Don Quijote Holdings Co., Ltd.	16,200	569,151
East Japan Railway Co.	43,105	4,051,103
Eisai Co., Ltd.	32,589	2,154,228
Electric Power Development Co., Ltd.	20,297	722,301
FamilyMart Co., Ltd.	7,796	362,242
FANUC Corp.	25,736	4,436,661
Fast Retailing Co., Ltd.	6,886	2,411,358
Fuji Electric Co., Ltd.	74,787	313,612
Fuji Heavy Industries Ltd.	77,242	3,175,291
Fujifilm Holdings Corp.	60,188	2,506,871
Fujitsu Ltd.	252,258	1,255,581
Fukuoka Financial Group, Inc.	108,017	535,745
GungHo Online Entertainment, Inc.	59,057	160,766
Gunma Bank Ltd.	52,677	306,248
Hachijuni Bank Ltd.	56,684	347,857
Hakuhodo DY Holdings, Inc.	31,220	337,384
Hamamatsu Photonics KK	19,200	526,255
Hankyu Hanshin Holdings, Inc.	161,208	1,047,150
Hikari Tsushin, Inc.	2,700	183,285
Hino Motors Ltd.	34,104	393,480
Hirose Electric Co., Ltd.	3,976	480,526
Hiroshima Bank Ltd.	70,190	398,588
Hisamitsu Pharmaceutical Co., Inc.	7,533	315,974
Hitachi Chemical Co., Ltd.	14,512	229,947
Hitachi Construction Machinery Co., Ltd.	14,687	228,662
Hitachi High-Technologies Corp.	9,182	248,131
Hitachi Ltd.	627,694	3,551,287
Hitachi Metals Ltd.	27,878	343,776
Hokuhoku Financial Group, Inc.	177,000	360,609
Hokuriku Electric Power Co.	23,562	348,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Honda Motor Co., Ltd.	214,414	$6,870,154
Hoshizaki Electric Co., Ltd.	4,000	248,609
Hoya Corp.	53,931	2,198,696
Hulic Co., Ltd.	40,653	356,568
Idemitsu Kosan Co., Ltd.	11,548	183,735
IHI Corp.	189,734	521,666
Iida Group Holdings Co., Ltd.	19,889	368,397
INPEX Corp.	127,447	1,257,726
Isetan Mitsukoshi Holdings Ltd.	49,032	637,952
Isuzu Motors Ltd.	79,769	858,422
ITOCHU Corp.	204,162	2,406,674
Itochu Techno-Solutions Corp.	7,250	144,861
Iyo Bank Ltd.	33,436	324,580
J. Front Retailing Co., Ltd.	33,096	479,503
Japan Airlines Co., Ltd.	16,592	594,184
Japan Airport Terminal Co., Ltd.	6,100	270,521
Japan Exchange Group, Inc.	76,005	1,187,058
Japan Post Bank Co., Ltd.*	55,050	801,510
Japan Post Holdings Co., Ltd.*	61,271	950,709
Japan Prime Realty Investment Corp. (REIT)	122	417,478
Japan Real Estate Investment Corp. (REIT)	167	812,191
Japan Retail Fund Investment Corp. (REIT)	315	604,899
Japan Tobacco, Inc.	144,527	5,306,618
JFE Holdings, Inc.	66,752	1,049,187
JGC Corp.	27,924	427,294
Joyo Bank Ltd.	87,480	413,482
JSR Corp.	24,982	389,904
JTEKT Corp.	27,818	455,289
JX Holdings, Inc.	298,842	1,249,754
Kajima Corp.	114,261	679,908
Kakaku.com, Inc.	20,073	396,274
Kamigumi Co., Ltd.	28,829	248,155
Kaneka Corp.	38,343	398,679
Kansai Electric Power Co., Inc.*	96,809	1,158,336
Kansai Paint Co., Ltd.	31,436	475,271
Kao Corp.	65,200	3,345,829
Kawasaki Heavy Industries Ltd.	195,445	722,762
KDDI Corp.	229,821	5,949,369
Keihan Electric Railway Co., Ltd.	65,000	434,825
Keikyu Corp.	68,414	564,919
Keio Corp.	74,997	647,815
Keisei Electric Railway Co., Ltd.	37,343	475,255
Keyence Corp.	5,986	3,285,389
Kikkoman Corp.	20,778	719,136
Kintetsu Group Holdings Co., Ltd.	239,136	972,796
Kirin Holdings Co., Ltd.	111,682	1,511,214
Kobe Steel Ltd.	419,718	456,004
Koito Manufacturing Co., Ltd.	14,384	588,367
Komatsu Ltd.	116,316	1,895,233
Konami Corp.	13,012	310,319
Konica Minolta, Inc.	62,264	624,510
Kose Corp.	4,309	396,680
Kubota Corp.	144,856	2,232,966
Kuraray Co., Ltd.	46,184	558,463
Kurita Water Industries Ltd.	14,286	299,085
Kyocera Corp.	40,888	1,895,126

Kyowa Hakko Kirin Co., Ltd.	31,030	$488,035
Kyushu Electric Power Co., Inc.*	58,712	641,552
Kyushu Financial Group, Inc.*	28,992	202,588
Lawson, Inc.	8,525	691,350
LIXIL Group Corp.	36,177	802,910
M3, Inc.	26,606	551,424
Mabuchi Motor Co., Ltd.	6,922	373,987
Makita Corp.	16,151	928,187
Marubeni Corp.	200,103	1,027,221
Marui Group Co., Ltd.	32,214	523,397
Maruichi Steel Tube Ltd.	6,638	195,899
Mazda Motor Corp.	74,188	1,526,183
McDonald’s Holdings Co. Japan Ltd.	9,460	205,805
Medipal Holdings Corp.	17,078	290,802
MEIJI Holdings Co., Ltd.	16,890	1,392,684
Minebea Co., Ltd.	42,670	366,405
Miraca Holdings, Inc.	7,200	317,524
Mitsubishi Chemical Holdings Corp.	184,944	1,172,580
Mitsubishi Corp.	174,729	2,902,849
Mitsubishi Electric Corp.	248,355	2,603,883
Mitsubishi Estate Co., Ltd.	161,576	3,348,977
Mitsubishi Gas Chemical Co., Inc.	50,717	259,126
Mitsubishi Heavy Industries Ltd.	383,649	1,675,790
Mitsubishi Logistics Corp.	16,092	212,247
Mitsubishi Materials Corp.	147,181	462,905
Mitsubishi Motors Corp.	83,743	708,016
Mitsubishi Tanabe Pharma Corp.	29,757	512,645
Mitsubishi UFJ Financial Group, Inc.	1,675,866	10,371,758
Mitsubishi UFJ Lease & Finance Co., Ltd.	68,993	355,409
Mitsui & Co., Ltd.	219,536	2,607,386
Mitsui Chemicals, Inc.	115,712	513,229
Mitsui Fudosan Co., Ltd.	121,378	3,041,426
Mitsui O.S.K. Lines Ltd.	155,334	391,300
Mixi, Inc.	5,609	209,417
Mizuho Financial Group, Inc.	3,087,014	6,162,402
MS&AD Insurance Group Holdings, Inc.	64,752	1,893,633
Murata Manufacturing Co., Ltd.	26,583	3,815,370
Nabtesco Corp.	16,577	336,865
Nagoya Railroad Co., Ltd.	114,715	477,526
NEC Corp.	354,001	1,124,410
Nexon Co., Ltd.	19,267	312,751
NGK Insulators Ltd.	36,289	818,575
NGK Spark Plug Co., Ltd.	24,297	640,047
NH Foods Ltd.	24,121	473,074
NHK Spring Co., Ltd.	20,170	202,034
Nidec Corp.	30,046	2,174,801
Nikon Corp.	45,641	609,718
Nintendo Co., Ltd.	13,859	1,907,856
Nippon Building Fund, Inc. (REIT)	186	888,429
Nippon Electric Glass Co., Ltd.	52,978	267,128
Nippon Express Co., Ltd.	115,461	541,733
Nippon Paint Holdings Co., Ltd.	20,361	492,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Nippon Prologis REIT, Inc. (REIT)	183	$330,695
Nippon Steel & Sumitomo Metal Corp.	102,820	2,035,929
Nippon Telegraph & Telephone Corp.	97,976	3,889,827
Nippon Yusen KK	219,823	532,808
Nissan Motor Co., Ltd.	324,832	3,401,919
Nisshin Seifun Group, Inc.	28,087	458,585
Nissin Foods Holdings Co., Ltd.	8,394	444,786
Nitori Holdings Co., Ltd.	10,150	853,085
Nitto Denko Corp.	22,649	1,652,127
NOK Corp.	13,136	307,030
Nomura Holdings, Inc.	469,068	2,606,936
Nomura Real Estate Holdings, Inc.	17,025	315,366
Nomura Real Estate Master Fund, Inc. (REIT)*	374	462,928
Nomura Research Institute Ltd.	16,312	626,950
NSK Ltd.	64,138	695,642
NTT Data Corp.	17,380	839,583
NTT DOCOMO, Inc.	188,885	3,871,301
NTT Urban Development Corp.	16,353	157,146
Obayashi Corp.	86,334	796,491
Obic Co., Ltd.	6,810	361,008
Odakyu Electric Railway Co., Ltd.	82,950	892,954
Oji Holdings Corp.	106,744	430,229
Olympus Corp.	35,896	1,413,817
Omron Corp.	26,638	887,278
Ono Pharmaceutical Co., Ltd.	11,184	1,987,787
Oracle Corp. Japan	5,260	245,299
Oriental Land Co., Ltd.	25,151	1,514,257
ORIX Corp.	171,754	2,409,391
Osaka Gas Co., Ltd.	255,484	921,213
Otsuka Corp.	6,919	339,307
Otsuka Holdings Co., Ltd.	52,860	1,870,010
Panasonic Corp.	285,054	2,892,984
Park24 Co., Ltd.	13,300	322,717
Rakuten, Inc.	126,735	1,460,518
Recruit Holdings Co., Ltd.	19,469	572,472
Resona Holdings, Inc.	274,268	1,331,259
Ricoh Co., Ltd.	94,783	973,542
Rinnai Corp.	4,749	420,442
Rohm Co., Ltd.	13,086	661,327
Ryohin Keikaku Co., Ltd.	2,952	598,463
Sankyo Co., Ltd.	7,002	261,167
Sanrio Co., Ltd.	7,000	163,885
Santen Pharmaceutical Co., Ltd.	50,145	824,657
SBI Holdings, Inc.	30,917	333,737
Secom Co., Ltd.	26,434	1,788,778
Sega Sammy Holdings, Inc.	24,625	229,963
Seibu Holdings, Inc.	16,850	344,630
Seiko Epson Corp.	37,600	577,882
Sekisui Chemical Co., Ltd.	55,040	717,940
Sekisui House Ltd.	81,013	1,361,361
Seven & i Holdings Co., Ltd.	98,290	4,481,574
Seven Bank Ltd.	87,622	383,541
Shikoku Electric Power Co., Inc.	24,757	386,351
Shimadzu Corp.	34,099	571,320
Shimamura Co., Ltd.	2,903	339,302
Shimano, Inc.	10,803	1,654,604

Shimizu Corp.	80,090	$652,612
Shin-Etsu Chemical Co., Ltd.	52,425	2,847,516
Shinsei Bank Ltd.	253,219	465,810
Shionogi & Co., Ltd.	38,473	1,739,315
Shiseido Co., Ltd.	49,271	1,019,571
Shizuoka Bank Ltd.	73,461	712,056
Showa Shell Sekiyu KK	24,125	196,099
SMC Corp.	7,347	1,905,292
SoftBank Group Corp.	126,378	6,368,737
Sohgo Security Services Co., Ltd.	6,300	294,826
Sompo Japan Nipponkoa Holdings, Inc.	46,028	1,505,544
Sony Corp.	168,642	4,131,457
Sony Financial Holdings, Inc.	23,127	413,116
Stanley Electric Co., Ltd.	18,916	416,654
Sumitomo Chemical Co., Ltd.	204,991	1,176,488
Sumitomo Corp.	151,879	1,546,897
Sumitomo Dainippon Pharma Co., Ltd.	21,212	249,592
Sumitomo Electric Industries Ltd.	101,529	1,430,583
Sumitomo Heavy Industries Ltd.	75,182	336,778
Sumitomo Metal Mining Co., Ltd.	65,355	789,926
Sumitomo Mitsui Financial Group, Inc.	166,928	6,296,907
Sumitomo Mitsui Trust Holdings, Inc.	415,971	1,570,432
Sumitomo Realty & Development Co., Ltd.	48,648	1,386,125
Sumitomo Rubber Industries Ltd.	22,464	292,018
Suntory Beverage & Food Ltd.	18,757	822,401
Suruga Bank Ltd.	26,166	539,144
Suzuken Co., Ltd.	9,892	377,052
Suzuki Motor Corp.	49,871	1,514,004
Sysmex Corp.	20,020	1,280,401
T&D Holdings, Inc.	79,373	1,043,386
Taiheiyo Cement Corp.	154,704	451,059
Taisei Corp.	140,066	922,787
Taisho Pharmaceutical Holdings Co., Ltd.	4,232	298,835
Taiyo Nippon Sanso Corp.	21,652	195,582
Takashimaya Co., Ltd.	37,045	333,347
Takeda Pharmaceutical Co., Ltd.	103,212	5,138,245
TDK Corp.	17,000	1,087,403
Teijin Ltd.	130,750	445,353
Terumo Corp.	41,492	1,284,276
THK Co., Ltd.	16,392	303,336
Tobu Railway Co., Ltd.	131,957	650,515
Toho Co., Ltd.	15,454	428,193
Toho Gas Co., Ltd.	55,306	357,158
Tohoku Electric Power Co., Inc.	62,241	778,078
Tokio Marine Holdings, Inc.	88,254	3,400,468
Tokyo Electric Power Co., Inc.*	200,295	1,152,021
Tokyo Electron Ltd.	23,460	1,407,906
Tokyo Gas Co., Ltd.	285,438	1,340,799
Tokyo Tatemono Co., Ltd.	28,218	306,802
Tokyu Corp.	151,110	1,195,292
Tokyu Fudosan Holdings Corp.	69,792	436,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

TonenGeneral Sekiyu KK	41,075	$345,175
Toppan Printing Co., Ltd.	68,088	626,948
Toray Industries, Inc.	199,206	1,848,731
Toshiba Corp.*	547,235	1,122,975
TOTO Ltd.	19,623	688,010
Toyo Seikan Group Holdings Ltd.	22,396	414,272
Toyo Suisan Kaisha Ltd.	11,584	403,222
Toyoda Gosei Co., Ltd.	7,058	160,290
Toyota Industries Corp.	22,083	1,180,158
Toyota Motor Corp.	360,998	22,158,073
Toyota Tsusho Corp.	28,386	663,934
Trend Micro, Inc.	14,318	580,813
Unicharm Corp.	50,825	1,036,194
United Urban Investment Corp. (REIT)	378	512,707
USS Co., Ltd.	29,050	437,076
West Japan Railway Co.	22,567	1,556,635
Yahoo! Japan Corp.	195,643	795,105
Yakult Honsha Co., Ltd.	12,210	597,215
Yamada Denki Co., Ltd.	92,960	402,013
Yamaguchi Financial Group, Inc.	28,202	334,189
Yamaha Corp.	22,921	553,800
Yamaha Motor Co., Ltd.	35,868	803,758
Yamato Holdings Co., Ltd.	46,764	991,140
Yamazaki Baking Co., Ltd.	14,981	336,305
Yaskawa Electric Corp.	31,830	433,227
Yokogawa Electric Corp.	30,697	369,063
Yokohama Rubber Co., Ltd.	13,137	201,289

		378,262,778

Luxembourg (0.2%)
ArcelorMittal S.A.	139,241	581,803
Millicom International Cellular S.A. (SDR)	9,401	535,459
RTL Group S.A.	5,061	422,716
SES S.A. (FDR)	44,135	1,223,399
Tenaris S.A.	63,273	753,246

		3,516,623

Macau (0.1%)
MGM China Holdings Ltd.	136,900	169,816
Sands China Ltd.	335,496	1,134,730
Wynn Macau Ltd.	220,900	256,037

		1,560,583

Mexico (0.0%)
Fresnillo plc	29,527	309,042

Netherlands (3.1%)
Aegon N.V.	247,016	1,394,277
AerCap Holdings N.V.*	10,551	455,381
Akzo Nobel N.V.	32,102	2,144,205
Altice N.V., Class A*	48,481	693,268
Altice N.V., Class B*	12,914	186,844
ASML Holding N.V.	45,704	4,072,977
Boskalis Westminster	11,744	478,420
Gemalto N.V.	10,901	651,367
Heineken Holding N.V.	13,207	1,012,458
Heineken N.V.	30,171	2,575,048
ING Groep N.V. (CVA)	511,782	6,889,122
Koninklijke Ahold N.V.	109,850	2,319,275

Koninklijke DSM N.V.	23,321	$1,167,036
Koninklijke KPN N.V.	408,843	1,543,804
Koninklijke Philips N.V.	124,145	3,156,439
Koninklijke Vopak N.V.	9,436	405,790
NN Group N.V.	31,504	1,107,854
NXP Semiconductors N.V.*	16,020	1,349,685
OCI N.V.*	11,738	288,972
QIAGEN N.V.*	29,397	795,330
Randstad Holding N.V.	16,724	1,040,312
Royal Dutch Shell plc, Class A	520,108	11,685,010
Royal Dutch Shell plc, Class B	322,352	7,360,675
TNT Express N.V.	66,804	565,294
Wolters Kluwer N.V.	41,636	1,395,045

		54,733,888

New Zealand (0.2%)
Auckland International Airport Ltd.	136,932	537,873
Contact Energy Ltd.	102,420	331,300
Fletcher Building Ltd.	88,098	440,523
Meridian Energy Ltd.	180,248	293,625
Mighty River Power Ltd.	98,081	185,253
Ryman Healthcare Ltd.	59,962	348,225
Spark New Zealand Ltd.	236,893	533,930

		2,670,729

Norway (0.5%)
DNB ASA	132,846	1,634,913
Gjensidige Forsikring ASA	26,010	414,184
Norsk Hydro ASA	183,508	682,508
Orkla ASA	100,256	791,211
Schibsted ASA*	10,148	322,132
Schibsted ASA, Class A	10,113	331,928
Statoil ASA	144,079	2,015,132
Telenor ASA	102,260	1,701,222
Yara International ASA	24,550	1,057,380

		8,950,610

Portugal (0.1%)
Banco Comercial Portugues S.A., Class R*	5,679,176	299,026
Banco Espirito Santo S.A. (Registered) (b)*†	106,365	1
EDP—Energias de Portugal S.A.	227,108	816,209
Galp Energia SGPS S.A.	59,553	690,332
Jeronimo Martins SGPS S.A.	38,268	497,213

		2,302,781

Singapore (1.1%)
Ascendas Real Estate Investment Trust (REIT)	294,256	471,266
CapitaLand Commercial Trust (REIT)	286,200	271,704
CapitaLand Ltd.	341,907	802,447
CapitaLand Mall Trust (REIT)	338,882	459,243
City Developments Ltd.	55,669	299,421
ComfortDelGro Corp., Ltd.	297,350	636,022
DBS Group Holdings Ltd.	223,270	2,613,933
Genting Singapore plc	844,272	455,051
Global Logistic Properties Ltd.	439,800	662,197
Golden Agri-Resources Ltd.	960,795	228,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hutchison Port Holdings Trust (BATS Exchange)	244,200	$126,984
Hutchison Port Holdings Trust (Singapore Stock Exchange)	538,200	284,320
Jardine Cycle & Carriage Ltd.	15,960	389,430
Keppel Corp., Ltd.	200,825	916,425
Oversea-Chinese Banking Corp., Ltd.	409,025	2,527,966
Sembcorp Industries Ltd.	134,109	286,973
Sembcorp Marine Ltd.	116,768	143,309
Singapore Airlines Ltd.	74,048	582,740
Singapore Exchange Ltd.	108,362	586,201
Singapore Press Holdings Ltd.	181,697	503,731
Singapore Technologies Engineering Ltd.	230,979	487,703
Singapore Telecommunications Ltd.	1,027,445	2,644,208
StarHub Ltd.	100,752	262,060
Suntec Real Estate Investment Trust (REIT)	331,600	360,390
United Overseas Bank Ltd.	162,229	2,233,355
UOL Group Ltd.	64,549	283,064
Wilmar International Ltd.	261,674	539,015

		20,058,049

South Africa (0.1%)
Investec plc	72,882	514,334
Mondi plc	50,650	987,793

		1,502,127

Spain (2.8%)
Abertis Infraestructuras S.A.	67,654	1,054,530
ACS Actividades de Construccion y Servicios S.A.	26,602	775,014
Aena S.A.*§	9,457	1,077,460
Amadeus IT Holding S.A., Class A	57,325	2,524,208
Banco Bilbao Vizcaya Argentaria S.A.	840,311	6,128,040
Banco de Sabadell S.A.	673,435	1,192,779
Banco Popular Espanol S.A.	240,374	791,543
Banco Santander S.A.	1,910,438	9,379,361
Bankia S.A.	661,564	769,358
Bankinter S.A.	97,301	689,706
CaixaBank S.A.	365,707	1,272,172
Distribuidora Internacional de Alimentacion S.A.*	87,504	514,091
Enagas S.A.	19,606	551,671
Endesa S.A.	43,075	862,991
Ferrovial S.A.	58,357	1,317,066
Gas Natural SDG S.A.	51,026	1,036,570
Grifols S.A.	20,604	948,522
Iberdrola S.A.	723,497	5,129,102
Industria de Diseno Textil S.A.	143,822	4,935,434
Mapfre S.A.	153,471	382,784
Red Electrica Corporacion S.A.	10,647	887,431
Repsol S.A.	133,575	1,454,233
Telefonica S.A.	595,593	6,573,948
Zardoya Otis S.A.	29,161	339,774

		50,587,788

Sweden (2.6%)
Alfa Laval AB	39,248	$712,630
Assa Abloy AB, Class B	130,421	2,731,626
Atlas Copco AB, Class A	89,430	2,178,663
Atlas Copco AB, Class B	49,310	1,133,732
Boliden AB	38,341	635,715
Electrolux AB	32,774	786,668
Getinge AB, Class B	27,258	709,387
Hennes & Mauritz AB, Class B	125,141	4,456,191
Hexagon AB, Class B	35,077	1,299,514
Husqvarna AB, Class B	54,900	362,219
ICA Gruppen AB	10,138	367,105
Industrivarden AB, Class C	22,736	388,613
Investment AB Kinnevik, Class B	32,275	989,393
Investor AB, Class B	58,702	2,159,775
Lundin Petroleum AB*	29,303	420,030
Nordea Bank AB	400,970	4,375,244
Sandvik AB	146,021	1,264,716
Securitas AB, Class B	42,310	644,477
Skandinaviska Enskilda Banken AB, Class A	197,996	2,070,142
Skanska AB, Class B	51,218	988,318
SKF AB, Class B	54,539	879,266
Svenska Cellulosa AB S.C.A., Class B	79,783	2,316,972
Svenska Handelsbanken AB, Class A	196,318	2,591,389
Swedbank AB, Class A	122,251	2,684,902
Swedish Match AB	23,920	846,278
Tele2 AB, Class B	41,942	416,623
Telefonaktiebolaget LM Ericsson, Class B	399,037	3,865,353
TeliaSonera AB	331,296	1,647,461
Volvo AB, Class B	198,374	1,831,400

		45,753,802

Switzerland (8.8%)
ABB Ltd. (Registered)*	289,085	5,131,271
Actelion Ltd. (Registered)*	13,322	1,833,086
Adecco S.A. (Registered)*	20,977	1,440,360
Aryzta AG*	11,947	604,471
Baloise Holding AG (Registered)	6,575	833,787
Barry Callebaut AG (Registered)*	291	317,373
Chocoladefabriken Lindt & Spruengli AG	136	847,189
Chocoladefabriken Lindt & Spruengli AG (Registered)	14	1,042,000
Cie Financiere Richemont S.A. (Registered)	68,397	4,913,187
Coca-Cola HBC AG*	27,020	576,096
Credit Suisse Group AG (Registered)*	236,909	5,120,395
Dufry AG (Registered)*	5,515	654,120
EMS-Chemie Holding AG (Registered)	1,094	479,034
Galenica AG	473	737,468
Geberit AG (Registered)	5,182	1,742,955
Givaudan S.A. (Registered)*	1,194	2,148,417

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Glencore plc*	1,556,460	$2,070,982
Julius Baer Group Ltd.*	28,654	1,373,779
Kuehne + Nagel International AG (Registered)	7,225	990,654
LafargeHolcim Ltd. (Registered)*	54,879	2,749,858
Lonza Group AG (Registered)*	7,328	1,191,341
Nestle S.A. (Registered)	422,955	31,350,973
Novartis AG (Registered)	301,739	25,791,622
Pargesa Holding S.A.	4,058	255,651
Partners Group Holding AG	2,226	799,213
Roche Holding AG	93,182	25,679,853
Schindler Holding AG	5,435	910,073
Schindler Holding AG (Registered)	2,814	472,174
SGS S.A. (Registered)	745	1,419,293
Sika AG	294	1,053,946
Sonova Holding AG (Registered)	7,284	924,677
STMicroelectronics N.V.	88,300	589,030
Sulzer AG (Registered)	2,878	270,640
Swatch Group AG	3,874	1,351,933
Swatch Group AG (Registered)	6,772	457,466
Swiss Life Holding AG (Registered)*	4,287	1,150,544
Swiss Prime Site AG (Registered)*	9,055	707,081
Swiss Reinsurance AG	46,795	4,552,131
Swisscom AG (Registered)	3,488	1,734,633
Syngenta AG (Registered)	12,226	4,798,755
Transocean Ltd.	48,376	601,556
UBS Group AG (Registered)	483,537	9,305,139
Wolseley plc	35,329	1,920,444
Zurich Insurance Group AG*	19,842	5,062,873

		157,957,523

United Kingdom (16.3%)
3i Group plc	134,273	946,406
Aberdeen Asset Management plc	129,332	550,975
Admiral Group plc	28,192	685,722
Aggreko plc	34,277	461,056
Amec Foster Wheeler plc	49,414	312,023
Anglo American plc	189,653	835,586
ARM Holdings plc	183,099	2,764,911
Ashtead Group plc	69,241	1,139,334
Associated British Foods plc	48,324	2,378,661
AstraZeneca plc	167,219	11,305,505
Auto Trader Group plc (b)*§	80,159	523,824
Aviva plc	531,271	4,014,310
Babcock International Group plc	33,535	499,376
BAE Systems plc	413,473	3,043,070
Barclays plc	2,210,063	7,153,263
Barratt Developments plc	136,849	1,254,054
BG Group plc	450,955	6,539,438
BP plc	2,420,605	12,613,639
British American Tobacco plc	247,157	13,726,864
British Land Co. plc (REIT)	131,997	1,519,312
BT Group plc	1,105,788	7,642,332
Bunzl plc	46,131	1,274,314
Burberry Group plc	60,096	1,057,022

Capita plc	89,640	$1,594,898
Centrica plc	683,839	2,196,503
CNH Industrial N.V.	129,169	880,497
Cobham plc	163,290	677,811
Compass Group plc	210,939	3,650,890
Croda International plc	18,292	815,310
Diageo plc	332,686	9,072,510
Direct Line Insurance Group plc	182,638	1,090,951
Dixons Carphone plc	131,934	969,623
easyJet plc	21,847	559,234
Fiat Chrysler Automobiles N.V.*	123,140	1,695,593
G4S plc	205,795	683,522
GKN plc	235,215	1,067,854
GlaxoSmithKline plc	644,932	13,026,335
Hammerson plc (REIT)	105,920	936,121
Hargreaves Lansdown plc	36,652	811,548
HSBC Holdings plc	2,592,673	20,459,911
ICAP plc	76,104	571,308
IMI plc	36,381	458,960
Imperial Tobacco Group plc	126,248	6,640,084
Inmarsat plc	60,364	1,005,757
InterContinental Hotels Group plc	32,582	1,264,300
International Consolidated Airlines Group S.A.	116,417	1,037,791
Intertek Group plc	21,962	898,177
Intu Properties plc (REIT)	123,196	575,722
ITV plc	493,506	2,010,889
J Sainsbury plc	181,414	691,292
Johnson Matthey plc	27,599	1,071,722
Kingfisher plc	315,743	1,528,870
Land Securities Group plc (REIT)	107,570	1,864,947
Legal & General Group plc	777,892	3,067,861
Lloyds Banking Group plc	7,551,629	8,127,964
London Stock Exchange Group plc	39,849	1,610,354
Marks & Spencer Group plc	223,049	1,482,236
Meggitt plc	105,420	581,471
Melrose Industries plc	131,341	560,430
Merlin Entertainments plc§	93,938	629,520
National Grid plc	499,276	6,867,150
Next plc	18,556	1,989,187
Old Mutual plc	633,523	1,668,003
Pearson plc	111,839	1,208,653
Persimmon plc*	41,803	1,248,400
Petrofac Ltd.	34,296	401,831
Provident Financial plc	16,655	824,897
Prudential plc	339,543	7,601,657
Randgold Resources Ltd.	12,479	769,990
Reckitt Benckiser Group plc	84,738	7,800,043
RELX N.V.	131,123	2,204,951
RELX plc	145,318	2,547,780
Rexam plc	92,972	824,717
Rio Tinto Ltd.	54,093	1,745,257
Rio Tinto plc	165,390	4,819,904
Rolls-Royce Holdings plc*	238,256	2,016,710
Royal Bank of Scotland Group plc*	425,456	1,882,295
Royal Mail plc	112,313	730,842
RSA Insurance Group plc	136,489	857,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SABMiller plc	128,261	$7,682,788
Sage Group plc	145,270	1,291,648
Schroders plc	17,808	775,563
Segro plc (REIT)	97,130	613,140
Severn Trent plc	33,809	1,084,268
Sky plc	140,746	2,302,737
Smith & Nephew plc	122,094	2,161,034
Smiths Group plc	52,591	727,551
Sports Direct International plc*	35,168	298,180
SSE plc	130,233	2,916,253
St. James’s Place plc	62,822	926,589
Standard Chartered plc	438,587	3,638,662
Standard Life plc	265,556	1,523,692
Tate & Lyle plc	61,698	543,728
Taylor Wimpey plc	451,333	1,347,757
Tesco plc*	1,059,573	2,332,029
Travis Perkins plc	33,410	965,333
Unilever N.V. (CVA)	216,595	9,384,111
Unilever plc	169,789	7,269,987
United Utilities Group plc	87,719	1,208,881
Vodafone Group plc	3,513,144	11,363,350
Weir Group plc	29,032	427,033
Whitbread plc	24,866	1,606,948
William Hill plc	118,472	691,346
Wm Morrison Supermarkets plc	299,216	649,348
WPP plc	169,105	3,892,410

		293,744,081

United States (0.1%)
Carnival plc	25,405	1,442,433

Total Common Stocks (90.2%) (Cost $1,565,280,843)		1,622,290,744

	Number of Rights	Value (Note 1)
RIGHTS:
Italy (0.0%)
Unione di Banche Italiane S.p.A., expiring 1/12/16*†	123,526	—

Singapore (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16*	11,034	411

Spain (0.0%)
Repsol S.A., expiring 1/7/16*	93,243	46,512

Total Rights (0.0%) (Cost $46,891)		46,923

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,687,801	4,687,801

Total Short-Term Investment (0.3%) (Cost $4,687,801)		4,687,801

Total Investments (90.5%) (Cost $1,570,015,535)		1,627,025,468
Other Assets Less Liabilities (9.5%)		171,425,276

Net Assets (100%)		$1,798,450,744

*	Non-income producing.
†	Securities (totaling $1 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $3,307,355 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$415,498,809	23.1%
Consumer Discretionary	210,942,076	11.7
Industrials	204,901,097	11.4
Consumer Staples	193,462,523	10.8
Health Care	192,710,026	10.7
Materials	103,087,419	5.7
Information Technology	84,167,876	4.7
Telecommunication Services	83,077,711	4.6
Energy	73,684,270	4.1
Utilities	60,805,860	3.4
Investment Company	4,687,801	0.3
Cash and Other	171,425,276	9.5

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
AXA S.A.	$4,302,260	$2,246,323	$410,640	$7,086,531	$163,840	$6,275

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI EAFE Index	26	March-16	$2,170,592	$2,207,660	$37,068
EURO Stoxx 50 Index	1,933	March-16	66,959,990	68,944,571	1,984,581
FTSE 100 Index	471	March-16	40,983,781	43,035,701	2,051,920
SPI 200 Index	182	March-16	16,223,155	17,430,029	1,206,874
TOPIX Index	337	March-16	44,154,072	43,388,452	(765,620)

					$4,514,823

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	1,959	$1,421,976	$1,402,106	$19,870
British Pound vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	2,925	4,312,781	4,393,991	(81,210)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	7,068	7,695,608	7,736,573	(40,965)
Japanese Yen vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	556,943	4,642,011	4,582,582	59,429

					$(42,876)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/18/16	HSBC Bank plc	691	$750,342	$752,097	$(1,755)

					$(44,631)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 15,903,268, CHF 58,451, DKK 42,751, EUR 61,738,438, GBP 38,263,839, HKD 112,840, ILS 31,995, JPY 38,881,424, NOK 25,500, NZD 73,073, SEK 92,501 and SGD 133,299.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$182,431	$210,759,645	$—		$210,942,076
Consumer Staples	—	193,462,523	—		193,462,523
Energy	—	73,637,758	—		73,637,758
Financials	401,410	415,096,987	1		415,498,398
Health Care	173,560	192,536,466	—		192,710,026
Industrials	746,726	204,154,371	—		204,901,097
Information Technology	2,448,724	81,719,152	—		84,167,876
Materials	—	103,087,419	—		103,087,419
Telecommunication Services	—	83,077,711	—		83,077,711
Utilities	—	60,805,860	—		60,805,860
Forward Currency Contracts	—	79,299	—		79,299
Futures	5,280,443	—	—		5,280,443
Rights
Energy	—	46,512	—		46,512
Financials	—	411	—	(a)	411
Short-Term Investments	4,687,801	—	—		4,687,801

Total Assets	$13,921,095	$1,618,464,114	$1		$1,632,385,210

Liabilities:
Forward Currency Contracts	$—	$(123,930)	$—		$(123,930)
Futures	(765,620)	—	—		(765,620)

Total Liabilities	$(765,620)	$(123,930)	$—		$(889,550)

Total	$13,155,475	$1,618,340,184	$1		$1,631,495,660

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$79,299
Equity contracts	Receivables, Net assets - Unrealized appreciation	5,280,443	*

Total		$5,359,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(123,930)
Equity contracts	Payables, Net assets - Unrealized depreciation	(765,620)*

Total		$(889,550)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(4,508,994)	$(4,508,994)
Equity contracts	98,392,738	—	98,392,738

Total	$98,392,738	$(4,508,994)	$93,883,744

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$1,077,589	$1,077,589
Equity contracts	(19,868,814)	—	(19,868,814)

Total	$(19,868,814)	$1,077,589	$(18,791,225)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $70,644,000 and futures contracts with an average notional balance of approximately $436,521,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$79,299	$(79,299)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$123,930	$(79,299)	$—	$44,631

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$575,063,706
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$120,330,348

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$286,370,910
Aggregate gross unrealized depreciation	(237,944,264)

Net unrealized appreciation	$48,426,646

Federal income tax cost of investments	$1,578,598,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $6,535,055)	$7,086,531
Unaffiliated Issuers (Cost $1,563,480,480)	1,619,938,937
Cash	2,291,000
Foreign cash (Cost $188,794,575)	155,357,379
Cash held as collateral at broker	11,616,950
Dividends, interest and other receivables	3,729,824
Receivable for securities sold	1,532,937
Due from broker for futures variation margin	296,595
Unrealized appreciation on forward foreign currency contracts	79,299
Receivable from Separate Accounts for Trust shares sold	4,204
Other assets	85,963

Total assets	1,802,019,619

LIABILITIES
Payable for securities purchased	1,496,864
Payable to Separate Accounts for Trust shares redeemed	914,354
Investment management fees payable	676,563
Administrative fees payable	208,012
Unrealized depreciation on forward foreign currency contracts	123,930
Trustees’ fees payable	641
Accrued expenses	148,511

Total liabilities	3,568,875

NET ASSETS	$1,798,450,744

Net assets were comprised of:
Paid in capital	$1,792,233,394
Accumulated undistributed net investment income (loss)	(5,748,236)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(15,907,454)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	27,873,040

Net assets	$1,798,450,744

Class K
Net asset value, offering and redemption price per share, $1,798,450,744 / 195,339,030 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($163,840 of dividend income received from affiliates) (net of $3,505,001 foreign withholding tax)	$44,801,813
Interest	264,335

Total income	45,066,148

EXPENSES
Investment management fees	8,889,172
Administrative fees	2,707,057
Custodian fees	375,000
Professional fees	80,585
Printing and mailing expenses	77,719
Trustees’ fees	41,009
Miscellaneous	146,754

Gross expenses	12,317,296
Less: Waiver from investment manager	(46,659)

Net expenses	12,270,637

NET INVESTMENT INCOME (LOSS)	32,795,511

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($6,275 of realized gain (loss) from affiliates)	(3,450,817)
Futures	98,392,738
Foreign currency transactions	(130,673,900)

Net realized gain (loss)	(35,731,979)

Change in unrealized appreciation (depreciation) on:
Investments ($948,588 of change in unrealized appreciation (depreciation) from affiliates)	(94,171,358)
Futures	(19,868,814)
Foreign currency translations	88,894,793

Net change in unrealized appreciation (depreciation)	(25,145,379)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(60,877,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,081,847)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,795,511	$38,767,191
Net realized gain (loss) on investments, futures and foreign currency transactions	(35,731,979)	47,632,644
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(25,145,379)	(213,285,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,081,847)	(126,885,431)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(6,738,879)	(27,390,595)
Distributions from net realized capital gains
Class K	(34,294,638)	(60,950,062)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(41,033,517)	(88,340,657)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 4,224,310 and 9,785,868 shares, respectively ]	40,574,373	98,381,726
Capital shares issued in reinvestment of dividends and distributions [ 4,517,897 and 9,132,690 shares, respectively ]	41,033,517	88,340,657
Capital shares repurchased [ (21,553,194) and (29,304,797) shares, respectively ]	(213,006,052)	(313,074,450)

Total Class K transactions	(131,398,162)	(126,352,067)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(131,398,162)	(126,352,067)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(200,513,526)	(341,578,155)
NET ASSETS:
Beginning of year	1,998,964,270	2,340,542,425

End of year (a)	$1,798,450,744	$1,998,964,270

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,748,236)	$(6,343,014)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class K	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$9.60	$10.71	$9.54	$8.28	$9.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.19	0.12	0.12	(0.06)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.34)	(0.85)	1.90	1.26	(0.57)

Total from investment operations	(0.18)	(0.66)	2.02	1.38	(0.63)

Less distributions:
Dividends from net investment income	(0.03)	(0.14)	(0.30)	(0.12)	(0.40)
Distributions from net realized gains	(0.18)	(0.31)	(0.55)	—	—

Total dividends and distributions	(0.21)	(0.45)	(0.85)	(0.12)	(0.40)

Net asset value, end of period	$9.21	$9.60	$10.71	$9.54	$8.28

Total return (b)	(1.80)%	(6.26)%	21.46%	16.66%	(6.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,798,451	$1,998,964	$2,340,542	$2,358,480	$2,148,746
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.62%	0.64%	0.65%	0.64%	0.63%
Before waivers and reimbursements (a)(f)	0.62%	0.64%	0.65%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.66%	1.78%	1.15%	1.35%	(1.93)%
Before waivers and reimbursements (a)(f)	1.66%	1.78%	1.15%	1.35%	(1.93)%
Portfolio turnover rate^	8%	5%	3%	5%	6%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class K Shares*	0.51%	13.96%
S&P 500 Index	1.38	16.40
Volatility Managed Index – Large Cap Core II	3.50	15.21
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 0.51% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core II, returned 1.38% and 3.50%, respectively, over the same period.

Portfolio Highlights

Equity market volatility drove losses in large-cap stocks in August/early September, although a late-year rally brought stocks back into modestly positive territory. The S&P 500 Index ended the year with a rise of 1.38%. After accounting for fees, the Portfolio roughly matched its primary benchmark, the S&P 500 Index.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	18.9%
Financials	15.0
Health Care	13.8
Consumer Discretionary	11.8
Industrials	9.2
Consumer Staples	9.2
Energy	5.9
Utilities	2.7
Materials	2.5
Telecommunication Services	2.2
Investment Company	0.3
Cash and Other	8.5

100.0%

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class K
Actual	$1,000.00	$996.81	$2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.26	2.98

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratios of 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.8%)
Auto Components (0.3%)
BorgWarner, Inc.	44,489	$1,923,259
Delphi Automotive plc	54,943	4,710,263
Goodyear Tire & Rubber Co.	52,950	1,729,877
Johnson Controls, Inc.	128,571	5,077,269

		13,440,668

Automobiles (0.6%)
Ford Motor Co.	771,557	10,871,238
General Motors Co.	280,826	9,550,892
Harley-Davidson, Inc.	37,867	1,718,783

		22,140,913

Distributors (0.1%)
Genuine Parts Co.	29,767	2,556,688

Diversified Consumer Services (0.0%)
H&R Block, Inc.	46,293	1,542,020

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	90,994	4,957,353
Chipotle Mexican Grill, Inc.*	6,181	2,965,953
Darden Restaurants, Inc.	22,383	1,424,454
Marriott International, Inc., Class A	38,030	2,549,531
McDonald’s Corp.	182,615	21,574,136
Royal Caribbean Cruises Ltd.	33,694	3,410,170
Starbucks Corp.	292,975	17,587,289
Starwood Hotels & Resorts Worldwide, Inc.	33,462	2,318,247
Wyndham Worldwide Corp.	23,157	1,682,356
Wynn Resorts Ltd.	15,915	1,101,159
Yum! Brands, Inc.	85,790	6,266,960

		65,837,608

Household Durables (0.4%)
D.R. Horton, Inc.	64,171	2,055,397
Garmin Ltd.	23,195	862,158
Harman International Industries, Inc.	13,947	1,313,947
Leggett & Platt, Inc.	26,823	1,127,103
Lennar Corp., Class A	35,694	1,745,794
Mohawk Industries, Inc.*	12,534	2,373,814
Newell Rubbermaid, Inc.	52,627	2,319,798
PulteGroup, Inc.	63,017	1,122,963
Whirlpool Corp.	15,460	2,270,610

		15,191,584

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	75,830	51,252,739
Expedia, Inc.	22,094	2,746,284
Netflix, Inc.*	84,404	9,654,130
Priceline Group, Inc.*	9,930	12,660,253
TripAdvisor, Inc.*	22,141	1,887,520

		78,200,926

Leisure Products (0.1%)
Hasbro, Inc.	22,061	1,486,029
Mattel, Inc.	66,516	1,807,240

		3,293,269

Media (2.8%)
Cablevision Systems Corp. – New York Group, Class A	44,073	$1,405,929
CBS Corp. (Non-Voting), Class B	85,736	4,040,738
Comcast Corp., Class A	483,176	27,265,622
Discovery Communications, Inc., Class A*	28,897	770,972
Discovery Communications, Inc., Class C*	50,668	1,277,847
Interpublic Group of Cos., Inc.	80,656	1,877,672
News Corp., Class A	74,815	999,528
News Corp., Class B	21,582	301,285
Omnicom Group, Inc.	47,765	3,613,900
Scripps Networks Interactive, Inc., Class A	18,466	1,019,508
TEGNA, Inc.	44,460	1,134,619
Time Warner Cable, Inc.	56,083	10,408,444
Time Warner, Inc.	158,745	10,266,039
Twenty-First Century Fox, Inc., Class A	233,860	6,351,637
Twenty-First Century Fox, Inc., Class B	84,750	2,307,742
Viacom, Inc., Class B	68,260	2,809,582
Walt Disney Co.	301,978	31,731,848

		107,582,912

Multiline Retail (0.6%)
Dollar General Corp.	57,871	4,159,189
Dollar Tree, Inc.*	46,133	3,562,390
Kohl’s Corp.	37,239	1,773,693
Macy’s, Inc.	61,969	2,167,676
Nordstrom, Inc.	27,346	1,362,104
Target Corp.	122,262	8,877,444

		21,902,496

Specialty Retail (2.4%)
Advance Auto Parts, Inc.	14,460	2,176,375
AutoNation, Inc.*	15,249	909,755
AutoZone, Inc.*	6,114	4,536,038
Bed Bath & Beyond, Inc.*	33,305	1,606,966
Best Buy Co., Inc.	57,732	1,757,939
CarMax, Inc.*	39,602	2,137,320
GameStop Corp., Class A	20,885	585,615
Gap, Inc.	43,817	1,082,280
Home Depot, Inc.	251,126	33,211,413
L Brands, Inc.	50,547	4,843,414
Lowe’s Cos., Inc.	180,890	13,754,876
O’Reilly Automotive, Inc.*	19,613	4,970,326
Ross Stores, Inc.	79,903	4,299,580
Signet Jewelers Ltd.	15,697	1,941,562
Staples, Inc.	126,463	1,197,605
Tiffany & Co.	22,079	1,684,407
TJX Cos., Inc.	132,583	9,401,461
Tractor Supply Co.	26,671	2,280,371
Urban Outfitters, Inc.*	18,336	417,144

		92,794,447

Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	54,381	1,779,890
Fossil Group, Inc.*	8,060	294,674
Hanesbrands, Inc.	76,508	2,251,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Michael Kors Holdings Ltd.*	36,136	$1,447,608
NIKE, Inc., Class B	266,562	16,660,125
PVH Corp.	16,261	1,197,623
Ralph Lauren Corp.	11,803	1,315,798
Under Armour, Inc., Class A*	35,366	2,850,853
VF Corp.	66,883	4,163,467

		31,961,668

Total Consumer Discretionary		456,445,199

Consumer Staples (9.2%)
Beverages (2.1%)
Brown-Forman Corp., Class B	20,085	1,994,039
Coca-Cola Co.	772,477	33,185,612
Coca-Cola Enterprises, Inc.	41,418	2,039,422
Constellation Brands, Inc., Class A	34,329	4,889,823
Dr. Pepper Snapple Group, Inc.	37,503	3,495,279
Molson Coors Brewing Co., Class B	31,030	2,914,337
Monster Beverage Corp.*	29,883	4,451,372
PepsiCo, Inc.	288,066	28,783,555

		81,753,439

Food & Staples Retailing (2.1%)
Costco Wholesale Corp.	86,403	13,954,084
CVS Health Corp.	219,075	21,418,963
Kroger Co.	192,744	8,062,482
Sysco Corp.	103,558	4,245,878
Walgreens Boots Alliance, Inc.	172,708	14,706,950
Wal-Mart Stores, Inc.	310,214	19,016,118
Whole Foods Market, Inc.	67,972	2,277,062

		83,681,537

Food Products (1.6%)
Archer-Daniels-Midland Co.	117,493	4,309,643
Campbell Soup Co.	35,180	1,848,709
ConAgra Foods, Inc.	84,845	3,577,065
General Mills, Inc.	117,673	6,785,025
Hershey Co.	28,687	2,560,889
Hormel Foods Corp.	26,437	2,090,638
J.M. Smucker Co.	23,574	2,907,617
Kellogg Co.	50,029	3,615,596
Keurig Green Mountain, Inc.	22,715	2,043,896
Kraft Heinz Co.	117,858	8,575,348
McCormick & Co., Inc. (Non-Voting)	22,757	1,947,089
Mead Johnson Nutrition Co.	38,853	3,067,444
Mondelez International, Inc., Class A	314,897	14,119,982
Tyson Foods, Inc., Class A	58,436	3,116,392

		60,565,333

Household Products (1.8%)
Church & Dwight Co., Inc.	25,984	2,205,522
Clorox Co.	25,335	3,213,238
Colgate-Palmolive Co.	176,972	11,789,875
Kimberly-Clark Corp.	71,665	9,122,954
Procter & Gamble Co.	536,530	42,605,847

		68,937,436

Personal Products (0.1%)
Estee Lauder Cos., Inc., Class A	44,416	$3,911,273

Tobacco (1.5%)
Altria Group, Inc.	387,084	22,532,160
Philip Morris International, Inc.	305,764	26,879,713
Reynolds American, Inc.	164,580	7,595,367

		57,007,240

Total Consumer Staples		355,856,258

Energy (5.9%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	85,683	3,954,270
Cameron International Corp.*	37,613	2,377,141
Diamond Offshore Drilling, Inc.	12,049	254,234
Ensco plc, Class A	46,976	722,961
FMC Technologies, Inc.*	45,073	1,307,568
Halliburton Co.	170,017	5,787,379
Helmerich & Payne, Inc.	21,067	1,128,138
National Oilwell Varco, Inc.	73,227	2,452,372
Schlumberger Ltd.	249,795	17,423,201
Transocean Ltd.	66,653	825,164

		36,232,428

Oil, Gas & Consumable Fuels (5.0%)
Anadarko Petroleum Corp.	99,780	4,847,312
Apache Corp.	74,231	3,301,053
Cabot Oil & Gas Corp.	81,332	1,438,763
Chesapeake Energy Corp.	100,070	450,315
Chevron Corp.#	371,634	33,432,195
Cimarex Energy Co.	18,621	1,664,345
Columbia Pipeline Group, Inc.	76,729	1,534,580
ConocoPhillips Co.	243,892	11,387,317
CONSOL Energy, Inc.	46,015	363,518
Devon Energy Corp.	75,903	2,428,896
EOG Resources, Inc.	108,899	7,708,960
EQT Corp.	29,900	1,558,687
Exxon Mobil Corp.	822,334	64,100,935
Hess Corp.	47,375	2,296,740
Kinder Morgan, Inc.	359,451	5,363,009
Marathon Oil Corp.	133,127	1,676,069
Marathon Petroleum Corp.	105,317	5,459,633
Murphy Oil Corp.	31,890	715,931
Newfield Exploration Co.*	31,976	1,041,139
Noble Energy, Inc.	83,547	2,751,203
Occidental Petroleum Corp.	151,318	10,230,610
ONEOK, Inc.	41,011	1,011,331
Phillips 66	94,126	7,699,507
Pioneer Natural Resources Co.	29,417	3,688,303
Range Resources Corp.	33,365	821,113
Southwestern Energy Co.*	75,528	537,004
Spectra Energy Corp.	131,967	3,159,290
Tesoro Corp.	23,513	2,477,565
Valero Energy Corp.	95,929	6,783,140
Williams Cos., Inc.	134,087	3,446,036

		193,374,499

Total Energy		229,606,927

Financials (15.0%)
Banks (5.5%)
Bank of America Corp.	2,058,002	34,636,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

BB&T Corp.	155,189	$5,867,696
Citigroup, Inc.	589,598	30,511,697
Comerica, Inc.	34,917	1,460,578
Fifth Third Bancorp	157,826	3,172,303
Huntington Bancshares, Inc./Ohio	157,833	1,745,633
JPMorgan Chase & Co.	726,948	48,000,376
KeyCorp	165,265	2,179,845
M&T Bank Corp.	31,918	3,867,823
People’s United Financial, Inc.	60,178	971,875
PNC Financial Services Group, Inc.‡	100,182	9,548,346
Regions Financial Corp.	260,410	2,499,936
SunTrust Banks, Inc./Georgia	100,010	4,284,428
U.S. Bancorp	325,334	13,882,002
Wells Fargo & Co.	919,700	49,994,892
Zions Bancorp	39,777	1,085,912

		213,709,516

Capital Markets (1.9%)
Affiliated Managers Group, Inc.*	10,714	1,711,669
Ameriprise Financial, Inc.	34,295	3,649,674
Bank of New York Mellon Corp.	215,701	8,891,195
BlackRock, Inc.‡	25,041	8,526,961
Charles Schwab Corp.	237,630	7,825,156
E*TRADE Financial Corp.*	56,937	1,687,613
Franklin Resources, Inc.	73,848	2,719,083
Goldman Sachs Group, Inc.	78,699	14,183,921
Invesco Ltd.	84,251	2,820,724
Legg Mason, Inc.	21,396	839,365
Morgan Stanley	299,479	9,526,427
Northern Trust Corp.	43,003	3,100,086
State Street Corp.	80,214	5,323,001
T. Rowe Price Group, Inc.	49,300	3,524,457

		74,329,332

Consumer Finance (0.8%)
American Express Co.	165,939	11,541,058
Capital One Financial Corp.	105,660	7,626,539
Discover Financial Services	84,149	4,512,069
Navient Corp.	73,181	837,922
Synchrony Financial*	164,516	5,002,932

		29,520,520

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B*	369,904	48,842,124
CME Group, Inc./Illinois	67,167	6,085,330
Intercontinental Exchange, Inc.	23,031	5,901,924
Leucadia National Corp.	66,236	1,151,844
McGraw Hill Financial, Inc.	53,603	5,284,184
Moody’s Corp.	34,254	3,437,046
Nasdaq, Inc.	23,171	1,347,857

		72,050,309

Insurance (2.5%)
ACE Ltd.	64,281	7,511,235
Aflac, Inc.	84,641	5,069,996
Allstate Corp.	77,132	4,789,126

American International Group, Inc.	247,390	$15,330,758
Aon plc	54,281	5,005,251
Assurant, Inc.	13,089	1,054,188
Chubb Corp.	45,190	5,994,002
Cincinnati Financial Corp.	28,990	1,715,338
Hartford Financial Services Group, Inc.	81,501	3,542,033
Lincoln National Corp.	49,310	2,478,321
Loews Corp.	54,363	2,087,539
Marsh & McLennan Cos., Inc.	102,860	5,703,587
MetLife, Inc.	219,473	10,580,793
Principal Financial Group, Inc.	53,868	2,422,983
Progressive Corp.	115,113	3,660,593
Prudential Financial, Inc.	88,648	7,216,834
Torchmark Corp.	22,799	1,303,191
Travelers Cos., Inc.	60,482	6,825,999
Unum Group	48,490	1,614,232
XL Group plc	59,350	2,325,333

		96,231,332

Real Estate Investment Trusts (REITs) (2.5%)
American Tower Corp. (REIT)	84,005	8,144,285
Apartment Investment & Management Co. (REIT), Class A	30,623	1,225,839
AvalonBay Communities, Inc. (REIT)	26,856	4,944,995
Boston Properties, Inc. (REIT)	30,246	3,857,575
Crown Castle International Corp. (REIT)	65,565	5,668,094
Equinix, Inc. (REIT)	12,079	3,652,690
Equity Residential (REIT)	71,541	5,837,030
Essex Property Trust, Inc. (REIT)	12,959	3,102,514
Four Corners Property Trust, Inc. (REIT)*	1	32
General Growth Properties, Inc. (REIT)	114,867	3,125,531
HCP, Inc. (REIT)	92,996	3,556,167
Host Hotels & Resorts, Inc. (REIT)	147,600	2,264,184
Iron Mountain, Inc. (REIT)	37,688	1,017,953
Kimco Realty Corp. (REIT)	81,158	2,147,441
Macerich Co. (REIT)	26,438	2,133,282
Plum Creek Timber Co., Inc. (REIT)	34,280	1,635,842
Prologis, Inc. (REIT)	102,951	4,418,657
Public Storage (REIT)	29,212	7,235,813
Realty Income Corp. (REIT)	49,278	2,544,223
Simon Property Group, Inc. (REIT)	61,287	11,916,644
SL Green Realty Corp. (REIT)	19,550	2,208,759
Ventas, Inc. (REIT)	65,374	3,689,055
Vornado Realty Trust (REIT)	34,791	3,477,708
Welltower, Inc. (REIT)	70,277	4,780,944
Weyerhaeuser Co. (REIT)	101,085	3,030,528

		95,615,785

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	56,911	1,967,982

Total Financials		583,424,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care (13.8%)
Biotechnology (2.9%)
Alexion Pharmaceuticals, Inc.*	44,477	$8,483,988
Amgen, Inc.	149,118	24,206,325
Baxalta, Inc.	106,399	4,152,753
Biogen, Inc.*	44,105	13,511,567
Celgene Corp.*	155,460	18,617,889
Gilead Sciences, Inc.	285,902	28,930,423
Regeneron Pharmaceuticals, Inc.*	15,378	8,348,255
Vertex Pharmaceuticals, Inc.*	48,754	6,134,716

		112,385,916

Health Care Equipment & Supplies (1.9%)
Abbott Laboratories	294,622	13,231,474
Baxter International, Inc.	109,180	4,165,217
Becton, Dickinson and Co.	41,846	6,448,050
Boston Scientific Corp.*	264,177	4,871,424
C.R. Bard, Inc.	14,608	2,767,340
DENTSPLY International, Inc.	27,439	1,669,663
Edwards Lifesciences Corp.*	42,350	3,344,803
Intuitive Surgical, Inc.*	7,434	4,060,153
Medtronic plc	277,963	21,380,914
St. Jude Medical, Inc.	55,323	3,417,302
Stryker Corp.	62,227	5,783,377
Varian Medical Systems, Inc.*	19,347	1,563,238
Zimmer Biomet Holdings, Inc.	33,542	3,441,074

		76,144,029

Health Care Providers & Services (2.5%)
Aetna, Inc.	69,211	7,483,093
AmerisourceBergen Corp.	39,121	4,057,239
Anthem, Inc.	51,465	7,176,280
Cardinal Health, Inc.	65,265	5,826,207
Cigna Corp.	51,186	7,490,047
DaVita HealthCare Partners, Inc.*	33,443	2,331,312
Express Scripts Holding Co.*	133,734	11,689,689
HCA Holdings, Inc.*	61,715	4,173,785
Henry Schein, Inc.*	16,436	2,600,011
Humana, Inc.	29,100	5,194,641
Laboratory Corp. of America Holdings*	19,838	2,452,770
McKesson Corp.	45,706	9,014,594
Patterson Cos., Inc.	17,143	775,035
Quest Diagnostics, Inc.	28,168	2,003,872
Tenet Healthcare Corp.*	19,718	597,455
UnitedHealth Group, Inc.	188,246	22,145,259
Universal Health Services, Inc., Class B	18,071	2,159,304

		97,170,593

Health Care Technology (0.1%)
Cerner Corp.*	60,313	3,629,033

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	65,055	2,719,950
Illumina, Inc.*	28,850	5,537,613
PerkinElmer, Inc.	22,126	1,185,290
Thermo Fisher Scientific, Inc.	78,951	11,199,199
Waters Corp.*	16,198	2,179,927

		22,821,979

Pharmaceuticals (5.8%)
AbbVie, Inc.	324,016	$19,194,708
Allergan plc*	77,813	24,316,562
Bristol-Myers Squibb Co.	329,338	22,655,161
Eli Lilly & Co.	192,683	16,235,470
Endo International plc*	40,925	2,505,429
Johnson & Johnson	546,202	56,105,869
Mallinckrodt plc*	23,030	1,718,729
Merck & Co., Inc.	552,236	29,169,106
Mylan N.V.*	81,156	4,388,105
Perrigo Co. plc	28,750	4,160,125
Pfizer, Inc.	1,217,791	39,310,293
Zoetis, Inc.	90,207	4,322,719

		224,082,276

Total Health Care		536,233,826

Industrials (9.2%)
Aerospace & Defense (2.5%)
Boeing Co.	124,885	18,057,122
General Dynamics Corp.	59,064	8,113,031
Honeywell International, Inc.	152,778	15,823,218
L-3 Communications Holdings, Inc.	15,836	1,892,560
Lockheed Martin Corp.	52,183	11,331,539
Northrop Grumman Corp.	36,266	6,847,384
Precision Castparts Corp.	27,340	6,343,153
Raytheon Co.	59,712	7,435,935
Rockwell Collins, Inc.	25,852	2,386,140
Textron, Inc.	54,332	2,282,487
United Technologies Corp.	162,813	15,641,445

		96,154,014

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	27,838	1,726,513
Expeditors International of Washington, Inc.	37,138	1,674,924
FedEx Corp.	52,172	7,773,106
United Parcel Service, Inc., Class B	137,347	13,216,902

		24,391,445

Airlines (0.6%)
American Airlines Group, Inc.	123,908	5,247,504
Delta Air Lines, Inc.	154,813	7,847,471
Southwest Airlines Co.	127,888	5,506,857
United Continental Holdings, Inc.*	74,210	4,252,233

		22,854,065

Building Products (0.1%)
Allegion plc	18,839	1,241,867
Masco Corp.	67,569	1,912,203

		3,154,070

Commercial Services & Supplies (0.4%)
ADT Corp.	33,378	1,100,806
Cintas Corp.	17,577	1,600,386
Pitney Bowes, Inc.	39,163	808,716
Republic Services, Inc.	47,318	2,081,519
Stericycle, Inc.*	16,706	2,014,743
Tyco International plc	82,818	2,641,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Waste Management, Inc.	82,637	$4,410,337

		14,657,573

Construction & Engineering (0.1%)
Fluor Corp.	28,460	1,343,881
Jacobs Engineering Group, Inc.*	24,252	1,017,371
Quanta Services, Inc.*	31,646	640,832

		3,002,084

Electrical Equipment (0.4%)
AMETEK, Inc.	47,616	2,551,741
Eaton Corp. plc	91,893	4,782,112
Emerson Electric Co.	129,139	6,176,718
Rockwell Automation, Inc.	26,342	2,702,953

		16,213,524

Industrial Conglomerates (2.3%)
3M Co.	122,048	18,385,311
Danaher Corp.	117,701	10,932,069
General Electric Co.#	1,862,009	58,001,580
Roper Technologies, Inc.	19,855	3,768,280

		91,087,240

Machinery (1.1%)
Caterpillar, Inc.	116,091	7,889,544
Cummins, Inc.	32,656	2,874,055
Deere & Co.	61,243	4,671,004
Dover Corp.	30,715	1,883,137
Flowserve Corp.	26,139	1,099,929
Illinois Tool Works, Inc.	64,807	6,006,313
Ingersoll-Rand plc	52,094	2,880,277
PACCAR, Inc.	69,722	3,304,823
Parker-Hannifin Corp.	27,170	2,634,947
Pentair plc	35,386	1,752,669
Snap-on, Inc.	11,480	1,968,016
Stanley Black & Decker, Inc.	29,410	3,138,929
Xylem, Inc.	35,621	1,300,166

		41,403,809

Professional Services (0.3%)
Dun & Bradstreet Corp.	7,211	749,439
Equifax, Inc.	23,226	2,586,680
Nielsen Holdings plc	72,058	3,357,903
Robert Half International, Inc.	26,397	1,244,354
Verisk Analytics, Inc.*	30,415	2,338,305

		10,276,681

Road & Rail (0.7%)
CSX Corp.	193,328	5,016,862
J.B. Hunt Transport Services, Inc.	18,088	1,326,936
Kansas City Southern	21,644	1,616,157
Norfolk Southern Corp.	59,293	5,015,595
Ryder System, Inc.	10,653	605,410
Union Pacific Corp.	169,301	13,239,338

		26,820,298

Trading Companies & Distributors (0.1%)
Fastenal Co.	56,952	2,324,781
United Rentals, Inc.*	18,779	1,362,229
W.W. Grainger, Inc.	11,579	2,345,789

		6,032,799

Total Industrials		356,047,602

Information Technology (18.9%)
Communications Equipment (1.3%)
Cisco Systems, Inc.	1,002,622	$27,226,201
F5 Networks, Inc.*	14,004	1,357,828
Harris Corp.	24,430	2,122,967
Juniper Networks, Inc.	69,469	1,917,344
Motorola Solutions, Inc.	31,551	2,159,666
QUALCOMM, Inc.	300,662	15,028,590

		49,812,596

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	60,687	3,169,682
Corning, Inc.	235,974	4,313,605
FLIR Systems, Inc.	27,976	785,286
TE Connectivity Ltd.	77,124	4,982,982

		13,251,555

Internet Software & Services (3.9%)
Akamai Technologies, Inc.*	35,070	1,845,734
Alphabet, Inc., Class A*	57,459	44,703,677
Alphabet, Inc., Class C*	58,592	44,464,297
eBay, Inc.*	217,661	5,981,324
Facebook, Inc., Class A*	447,489	46,834,199
VeriSign, Inc.*	19,668	1,718,196
Yahoo!, Inc.*	172,526	5,738,215

		151,285,642

IT Services (3.4%)
Accenture plc, Class A	123,402	12,895,509
Alliance Data Systems Corp.*	12,126	3,353,688
Automatic Data Processing, Inc.	91,599	7,760,267
Cognizant Technology Solutions Corp., Class A*	119,811	7,191,056
CSRA, Inc.	27,105	813,150
Fidelity National Information Services, Inc.	55,377	3,355,846
Fiserv, Inc.*	45,312	4,144,236
International Business Machines Corp.#	176,643	24,309,610
MasterCard, Inc., Class A	196,155	19,097,651
Paychex, Inc.	63,127	3,338,787
PayPal Holdings, Inc.*	220,071	7,966,570
Teradata Corp.*	24,465	646,365
Total System Services, Inc.	33,232	1,654,954
Visa, Inc., Class A	384,539	29,820,999
Western Union Co.	100,542	1,800,707
Xerox Corp.	186,954	1,987,321

		130,136,716

Semiconductors & Semiconductor Equipment (2.3%)
Analog Devices, Inc.	61,675	3,411,861
Applied Materials, Inc.	229,739	4,289,227
Avago Technologies Ltd.	51,647	7,496,562
Broadcom Corp., Class A	111,157	6,427,098
First Solar, Inc.*	15,092	995,921
Intel Corp.	932,363	32,119,905
KLA-Tencor Corp.	30,916	2,144,025
Lam Research Corp.	31,067	2,467,341
Linear Technology Corp.	47,108	2,000,677
Microchip Technology, Inc.	39,811	1,852,804
Micron Technology, Inc.*	216,914	3,071,502
NVIDIA Corp.	100,658	3,317,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Qorvo, Inc.*	27,475	$1,398,477
Skyworks Solutions, Inc.	37,494	2,880,664
Texas Instruments, Inc.	200,393	10,983,540
Xilinx, Inc.	50,849	2,388,378

		87,245,670

Software (4.0%)
Activision Blizzard, Inc.	98,877	3,827,529
Adobe Systems, Inc.*	98,645	9,266,711
Autodesk, Inc.*	44,453	2,708,521
CA, Inc.	61,515	1,756,868
Citrix Systems, Inc.*	30,595	2,314,512
Electronic Arts, Inc.*	61,308	4,213,086
Intuit, Inc.	52,882	5,103,113
Microsoft Corp.	1,577,923	87,543,168
Oracle Corp.	634,784	23,188,659
Red Hat, Inc.*	36,033	2,983,893
salesforce.com, Inc.*	122,917	9,636,693
Symantec Corp.	134,475	2,823,975

		155,366,728

Technology Hardware, Storage & Peripherals (3.7%)
Apple, Inc.#	1,105,471	116,361,877
EMC Corp.	381,795	9,804,496
Hewlett Packard Enterprise Co.	355,291	5,400,423
HP, Inc.	356,243	4,217,917
NetApp, Inc.	58,920	1,563,148
SanDisk Corp.	39,204	2,979,112
Seagate Technology plc	59,301	2,173,975
Western Digital Corp.	45,271	2,718,523

		145,219,471

Total Information Technology		732,318,378

Materials (2.5%)
Chemicals (1.9%)
Air Products and Chemicals, Inc.	38,595	5,021,595
Airgas, Inc.	12,687	1,754,866
CF Industries Holdings, Inc.	45,770	1,867,874
Dow Chemical Co.	223,945	11,528,689
E.I. du Pont de Nemours & Co.	174,696	11,634,754
Eastman Chemical Co.	29,177	1,969,739
Ecolab, Inc.	52,897	6,050,359
FMC Corp.	26,047	1,019,219
International Flavors & Fragrances, Inc.	15,863	1,897,849
LyondellBasell Industries N.V., Class A	71,697	6,230,469
Monsanto Co.	87,241	8,594,983
Mosaic Co.	66,220	1,827,010
PPG Industries, Inc.	53,241	5,261,276
Praxair, Inc.	56,348	5,770,035
Sherwin-Williams Co.	15,623	4,055,731

		74,484,448

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	13,189	1,801,354
Vulcan Materials Co.	26,150	2,483,465

		4,284,819

Containers & Packaging (0.2%)
Avery Dennison Corp.	17,739	$1,111,526
Ball Corp.	27,110	1,971,710
Owens-Illinois, Inc.*	31,471	548,225
Sealed Air Corp.	38,649	1,723,745
WestRock Co.	51,477	2,348,381

		7,703,587

Metals & Mining (0.2%)
Alcoa, Inc.	257,458	2,541,110
Freeport-McMoRan, Inc.	227,047	1,537,108
Newmont Mining Corp.	103,928	1,869,665
Nucor Corp.	62,829	2,532,009

		8,479,892

Paper & Forest Products (0.1%)
International Paper Co.	82,099	3,095,132

Total Materials		98,047,878

Telecommunication Services (2.2%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	1,213,948	41,771,951
CenturyLink, Inc.	107,636	2,708,122
Frontier Communications Corp.	231,726	1,082,160
Level 3 Communications, Inc.*	56,595	3,076,504
Verizon Communications, Inc.	802,782	37,104,584

Total Telecommunication Services		85,743,321

Utilities (2.7%)
Electric Utilities (1.6%)
American Electric Power Co., Inc.	97,782	5,697,757
Duke Energy Corp.	136,431	9,739,809
Edison International	63,986	3,788,611
Entergy Corp.	35,276	2,411,468
Eversource Energy	62,267	3,179,976
Exelon Corp.	181,425	5,038,172
FirstEnergy Corp.	82,992	2,633,336
NextEra Energy, Inc.	91,243	9,479,235
Pepco Holdings, Inc.	49,698	1,292,645
Pinnacle West Capital Corp.	21,711	1,399,925
PPL Corp.	133,944	4,571,509
Southern Co.	180,219	8,432,447
Xcel Energy, Inc.	99,713	3,580,694

		61,245,584

Gas Utilities (0.0%)
AGL Resources, Inc.	23,508	1,500,046

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	134,227	1,284,552
NRG Energy, Inc.	64,936	764,297

		2,048,849

Multi-Utilities (1.0%)
Ameren Corp.	47,660	2,060,342
CenterPoint Energy, Inc.	84,532	1,552,007
CMS Energy Corp.	54,366	1,961,525
Consolidated Edison, Inc.	57,594	3,701,566
Dominion Resources, Inc.	117,942	7,977,597
DTE Energy Co.	35,283	2,829,344

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

NiSource, Inc.	62,423	$1,217,873
PG&E Corp.	97,604	5,191,557
Public Service Enterprise Group, Inc.	99,363	3,844,354
SCANA Corp.	28,024	1,695,172
Sempra Energy	46,313	4,353,885
TECO Energy, Inc.	46,182	1,230,750
WEC Energy Group, Inc.	61,970	3,179,681

		40,795,653

Total Utilities		105,590,132

Total Common Stocks (91.2%) (Cost $2,405,187,509)		3,539,314,297

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	10,811,745	$10,811,745

Total Short-Term Investment (0.3%) (Cost $10,811,745)		10,811,745

Total Investments (91.5%) (Cost $2,415,999,254)		3,550,126,042
Other Assets Less Liabilities (8.5%)		328,990,969

Net Assets (100%)		$3,879,117,011

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $9,621,985.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$3,998,236	$2,613,111	$275,453	$6,018,691	$127,826	$2,090
PNC Financial Services Group, Inc.	4,213,731	2,784,472	362,865	6,765,199	121,802	(22,490)

	$8,211,967	$5,397,583	$638,318	$12,783,890	$249,628	$(20,400)

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	3,349	March-16	$343,389,307	$340,827,730	$(2,561,577)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$456,445,199	$—	$—	$456,445,199
Consumer Staples	355,856,258	—	—	355,856,258
Energy	229,606,927	—	—	229,606,927
Financials	583,424,776	—	—	583,424,776
Health Care	536,233,826	—	—	536,233,826
Industrials	356,047,602	—	—	356,047,602
Information Technology	732,318,378	—	—	732,318,378
Materials	98,047,878	—	—	98,047,878
Telecommunication Services	85,743,321	—	—	85,743,321
Utilities	105,590,132	—	—	105,590,132
Short-Term Investments	10,811,745	—	—	10,811,745

Total Assets	$3,550,126,042	$—	$—	$3,550,126,042

Liabilities:
Futures	$(2,561,577)	$—	$—	$(2,561,577)

Total Liabilities	$(2,561,577)	$—	$—	$(2,561,577)

Total	$3,547,564,465	$—	$—	$3,547,564,465

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(2,561,577	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$43,487,873	$43,487,873

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(9,373,263)	$(9,373,263)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held futures contracts with an average notional balance of approximately $904,903,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,170,869,421
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$320,535,834

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,210,794,506
Aggregate gross unrealized depreciation	(77,763,228)

Net unrealized appreciation	$1,133,031,278

Federal income tax cost of investments	$2,417,094,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $9,087,614)	$12,783,890
Unaffiliated Issuers (Cost $2,406,911,640)	3,537,342,152
Cash	314,630,048
Cash held as collateral at broker	15,180,400
Due from custodian	1,573,483
Dividends, interest and other receivables	4,748,209
Other assets	13,005

Total assets	3,886,271,187

LIABILITIES
Due to broker for futures variation margin	3,215,040
Payable for securities purchased	1,893,735
Investment management fees payable	1,425,163
Administrative fees payable	448,096
Trustees’ fees payable	1,648
Accrued expenses	170,494

Total liabilities	7,154,176

NET ASSETS	$3,879,117,011

Net assets were comprised of:
Paid in capital	$2,749,990,556
Accumulated undistributed net investment income (loss)	1,600,800
Accumulated undistributed net realized gain (loss) on investments and futures	(4,039,556)
Net unrealized appreciation (depreciation) on investments and futures	1,131,565,211

Net assets	$3,879,117,011

Class K
Net asset value, offering and redemption price per share, $3,879,117,011 / 310,974,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.47

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($249,628 of dividend income received from affiliates) (net of $4,131 foreign withholding tax)	$74,569,981
Interest	837,792

Total income	75,407,773

EXPENSES
Investment management fees	18,325,535
Administrative fees	5,670,579
Printing and mailing expenses	159,628
Custodian fees	118,000
Trustees’ fees	85,949
Professional fees	84,762
Distribution fees – Class IA (b)	1
Miscellaneous	100,475

Gross expenses	24,544,929
Less: Waiver from investment manager	(99,456)

Net expenses	24,445,473

NET INVESTMENT INCOME (LOSS)	50,962,300

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(20,400) of realized gain (loss) from affiliates)	81,659,583
Futures	43,487,873

Net realized gain (loss)	125,147,456

Change in unrealized appreciation (depreciation) on:
Investments ($(187,342) of change in unrealized appreciation (depreciation) from affiliates)	(140,564,564)
Futures	(9,373,263)

Net change in unrealized appreciation (depreciation)	(149,937,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,790,371)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,171,929

(b)	After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$50,962,300	$32,760,618
Net realized gain (loss) on investments and futures	125,147,456	425,880,453
Net change in unrealized appreciation (depreciation) on investments and futures	(149,937,827)	66,187,109

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,171,929	524,828,180

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA (b)	—	(8)
Class K	(50,789,300)	(32,237,500)

	(50,789,300)	(32,237,508)

Distributions from net realized capital gains
Class IA (b)	—	(163)
Class K	(207,372,417)	(419,998,675)

	(207,372,417)	(419,998,838)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(258,161,717)	(452,236,346)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 13 shares, respectively ]	—	171
Capital shares repurchased [ (129) and 0 shares, respectively ]	(1,745)	—

Total Class IA transactions	(1,745)	171

Class K
Capital shares sold [ 1,074,113 and 619,587 shares, respectively ]	14,160,247	8,424,229
Capital shares issued in reinvestment of dividends and distributions [ 20,989,149 and 33,580,754 shares, respectively ]	258,161,717	452,236,175
Capital shares repurchased [ (39,829,410) and (58,415,446) shares, respectively ]	(529,899,470)	(787,363,041)

Total Class K transactions	(257,577,506)	(326,702,637)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(257,579,251)	(326,702,466)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(489,569,039)	(254,110,632)
NET ASSETS:
Beginning of year	4,368,686,050	4,622,796,682

End of year (a)	$3,879,117,011	$4,368,686,050

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,600,800	$1,462,605

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2014	2013	2012	2011
Net asset value, beginning of period	$13.29	$13.10	$11.32	$10.26	$11.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.06	0.03	0.05	0.06
Net realized and unrealized gain (loss) on investments and futures	0.23	1.57	3.43	1.46	(0.64)

Total from investment operations	0.25	1.63	3.46	1.51	(0.58)

Less distributions:
Dividends from net investment income	—	(0.07)	(0.06)	(0.05)	(0.06)
Distributions from net realized gains	—	(1.37)	(1.62)	(0.40)	(0.37)

Total dividends and distributions	—	(1.44)	(1.68)	(0.45)	(0.43)

Net asset value, end of period	$13.54	$13.29	$13.10	$11.32	$10.26

Total return	1.88%	12.53%	30.95%	14.78%	(5.02)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2	$131	$114
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89%	0.88%	0.86%	0.87%	0.59%
Before waivers and reimbursements (f)	0.89%	0.88%	0.86%	0.87%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.46%	0.47%	0.27%	0.44%	0.50%
Before waivers and reimbursements (f)	0.46%	0.47%	0.27%	0.44%	0.47%
Portfolio turnover rate^	10%	3%	4%	4%	7%

Class K	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$13.29	$13.10	$11.32	$10.26	$10.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.10	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investments and futures	(0.12)	1.57	3.41	1.46	0.29

Total from investment operations	0.04	1.67	3.50	1.54	0.31

Less distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.10)	(0.08)	(0.06)
Distributions from net realized gains	(0.69)	(1.37)	(1.62)	(0.40)	—

Total dividends and distributions	(0.86)	(1.48)	(1.72)	(0.48)	(0.06)

Net asset value, end of period	$12.47	$13.29	$13.10	$11.32	$10.26

Total return (b)	0.51%	12.82%	31.27%	15.07%	3.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,879,117	$4,368,684	$4,622,795	$4,256,062	$4,395,522
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59%	0.61%	0.61%	0.62%	0.61%
Before waivers and reimbursements (a)(f)	0.59%	0.61%	0.61%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.23%	0.75%	0.68%	0.68%	0.65%
Before waivers and reimbursements (a)(f)	1.23%	0.75%	0.68%	0.68%	0.65%
Portfolio turnover rate^	10%	3%	4%	4%	7%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class K Shares*	(3.08)%	12.29%
S&P MidCap 400 Index	(2.18)	14.97
Volatility Managed Index – Mid Cap Core II	(0.27)	12.32
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (3.08)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P MidCap 400 Index and the Volatility Managed Index — Mid Cap Core II, returned (2.18)% and (0.27)%, respectively, over the same period.

Portfolio Highlights

U.S. mid-cap stocks underperformed the broader equity markets during the mid-year downdraft, and U.S. mid-cap stocks represented by the Portfolio’s primary benchmark, the S&P MidCap 400 Index, declined by (2.18)% for the year. The Portfolio roughly matched the primary benchmark (after accounting for fees).

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	24.4%
Information Technology	15.0
Industrials	13.7
Consumer Discretionary	11.6
Health Care	8.9
Materials	5.8
Utilities	4.6
Consumer Staples	3.2
Energy	2.7
Telecommunication Services	0.2
Investment Company	0.1
Cash and Other	9.8

100.0%

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class K
Actual	$1,000.00	$933.87	$3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.95	3.29

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratios of 0.64%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.6%)
Auto Components (0.4%)
Dana Holding Corp.	17,227	$237,732
Gentex Corp.	32,877	526,361

		764,093

Automobiles (0.2%)
Thor Industries, Inc.	5,124	287,713

Distributors (0.5%)
LKQ Corp.*	34,472	1,021,405

Diversified Consumer Services (0.6%)
DeVry Education Group, Inc.	6,347	160,643
Graham Holdings Co., Class B	521	252,669
Service Corp. International	22,142	576,135
Sotheby’s, Inc.	6,700	172,592

		1,162,039

Hotels, Restaurants & Leisure (1.9%)
Brinker International, Inc.	6,732	322,799
Buffalo Wild Wings, Inc.*	2,149	343,088
Cheesecake Factory, Inc.	5,061	233,363
Cracker Barrel Old Country Store, Inc.	2,695	341,807
Domino’s Pizza, Inc.	6,181	687,636
Dunkin’ Brands Group, Inc.	10,468	445,832
International Speedway Corp., Class A	2,939	99,103
Jack in the Box, Inc.	4,037	309,678
Panera Bread Co., Class A*	2,696	525,127
Wendy’s Co.	24,591	264,845

		3,573,278

Household Durables (2.3%)
CalAtlantic Group, Inc.	8,581	325,391
Jarden Corp.*	23,376	1,335,237
KB Home	10,108	124,632
M.D.C. Holdings, Inc.	4,286	109,422
NVR, Inc.*	436	716,348
Tempur Sealy International, Inc.*	7,032	495,475
Toll Brothers, Inc.*	18,287	608,957
TRI Pointe Group, Inc.*	16,372	207,433
Tupperware Brands Corp.	5,648	314,311

		4,237,206

Internet & Catalog Retail (0.1%)
HSN, Inc.	3,586	181,703

Leisure Products (0.8%)
Brunswick Corp.	10,282	519,344
Polaris Industries, Inc.	6,892	592,367
Vista Outdoor, Inc.*	7,008	311,926

		1,423,637

Media (1.4%)
AMC Networks, Inc., Class A*	6,875	513,425
Cable One, Inc.	516	223,769
Cinemark Holdings, Inc.	11,905	397,984
DreamWorks Animation SKG, Inc., Class A*	7,934	204,459
John Wiley & Sons, Inc., Class A	5,527	248,881
Live Nation Entertainment, Inc.*	16,406	403,095

Meredith Corp.	4,217	$182,385
New York Times Co., Class A	13,988	187,719
Time, Inc.	12,301	192,757

		2,554,474

Multiline Retail (0.2%)
Big Lots, Inc.	5,592	215,516
J.C. Penney Co., Inc.*	34,424	229,264

		444,780

Specialty Retail (2.4%)
Aaron’s, Inc.	7,185	160,872
Abercrombie & Fitch Co., Class A	7,542	203,634
American Eagle Outfitters, Inc.	20,185	312,867
Ascena Retail Group, Inc.*	19,265	189,760
Cabela’s, Inc.*	5,564	260,006
Chico’s FAS, Inc.	15,574	166,175
CST Brands, Inc.	8,538	334,177
Dick’s Sporting Goods, Inc.	10,153	358,909
Foot Locker, Inc.	15,488	1,008,114
Guess?, Inc.	7,159	135,162
Murphy USA, Inc.*	4,445	269,989
Office Depot, Inc.*	55,741	314,379
Rent-A-Center, Inc.	5,807	86,931
Williams-Sonoma, Inc.	9,446	551,741

		4,352,716

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	5,887	524,120
Deckers Outdoor Corp.*	3,636	171,619
Kate Spade & Co.*	14,376	255,461
Skechers USA, Inc., Class A*	14,593	440,855

		1,392,055

Total Consumer Discretionary		21,395,099

Consumer Staples (3.2%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	1,117	225,534

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	4,437	534,437
SUPERVALU, Inc.*	29,773	201,861
United Natural Foods, Inc.*	5,618	221,124

		957,422

Food Products (2.1%)
Dean Foods Co.	10,282	176,336
Flowers Foods, Inc.	21,036	452,064
Hain Celestial Group, Inc.*	11,612	469,009
Ingredion, Inc.	8,098	776,112
Lancaster Colony Corp.	2,215	255,744
Post Holdings, Inc.*	7,027	433,566
Tootsie Roll Industries, Inc.	1,933	61,063
TreeHouse Foods, Inc.*	4,845	380,139
WhiteWave Foods Co.*	19,888	773,842

		3,777,875

Household Products (0.1%)
Energizer Holdings, Inc.	6,987	237,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Personal Products (0.4%)
Avon Products, Inc.	48,878	$197,956
Edgewell Personal Care Co.	6,774	530,878

		728,834

Total Consumer Staples		5,927,642

Energy (2.7%)
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.	6,625	67,774
Dril-Quip, Inc.*	4,338	256,940
Nabors Industries Ltd.	31,959	271,971
Noble Corp. plc	27,301	288,025
Oceaneering International, Inc.	11,003	412,833
Oil States International, Inc.*	5,706	155,488
Patterson-UTI Energy, Inc.	16,586	250,117
Rowan Cos., plc, Class A	14,058	238,283
Superior Energy Services, Inc.	16,966	228,532

		2,169,963

Oil, Gas & Consumable Fuels (1.5%)
California Resources Corp.	35,804	83,423
Denbury Resources, Inc.	38,943	78,665
Energen Corp.	8,866	363,417
Gulfport Energy Corp.*	12,208	299,951
HollyFrontier Corp.	20,631	822,971
QEP Resources, Inc.	18,080	242,272
SM Energy Co.	7,620	149,809
Western Refining, Inc.	7,783	277,230
World Fuel Services Corp.	7,950	305,757
WPX Energy, Inc.*	26,190	150,331

		2,773,826

Total Energy		4,943,789

Financials (24.4%)
Banks (5.0%)
Associated Banc-Corp	16,970	318,187
BancorpSouth, Inc.	9,541	228,889
Bank of Hawaii Corp.	4,884	307,204
Bank of the Ozarks, Inc.	9,193	454,686
Cathay General Bancorp	8,462	265,114
Commerce Bancshares, Inc./Missouri	9,438	401,492
Cullen/Frost Bankers, Inc.	6,189	371,340
East West Bancorp, Inc.	16,238	674,851
First Horizon National Corp.	27,180	394,654
First Niagara Financial Group, Inc.	39,981	433,794
FirstMerit Corp.	18,712	348,979
Fulton Financial Corp.	19,618	255,230
Hancock Holding Co.	8,733	219,810
International Bancshares Corp.	6,228	160,060
PacWest Bancorp	12,764	550,128
Prosperity Bancshares, Inc.	7,406	354,451
Signature Bank/New York*	5,712	876,049
SVB Financial Group*	5,815	691,403
Synovus Financial Corp.	14,731	476,990
TCF Financial Corp.	19,100	269,692
Trustmark Corp.	7,567	174,344
Umpqua Holdings Corp.	24,849	395,099
Valley National Bancorp	25,205	248,269
Webster Financial Corp.	10,330	384,173

		9,254,888

Capital Markets (1.9%)
Eaton Vance Corp.	13,262	$430,087
Federated Investors, Inc., Class B	10,690	306,268
Janus Capital Group, Inc.	16,433	231,541
Raymond James Financial, Inc.	14,380	833,609
SEI Investments Co.	15,585	816,654
Stifel Financial Corp.*	7,828	331,594
Waddell & Reed Financial, Inc., Class A	9,365	268,401
WisdomTree Investments, Inc.	12,897	202,225

		3,420,379

Consumer Finance (0.2%)
SLM Corp.*	48,079	313,475

Diversified Financial Services (1.4%)
CBOE Holdings, Inc.	9,310	604,219
FactSet Research Systems, Inc.	4,673	759,690
MarketAxess Holdings, Inc.	4,241	473,253
MSCI, Inc.	10,411	750,945

		2,588,107

Insurance (5.0%)
Alleghany Corp.*	1,803	861,708
American Financial Group, Inc./Ohio	8,065	581,325
Arthur J. Gallagher & Co.	19,914	815,279
Aspen Insurance Holdings Ltd.	6,841	330,420
Brown & Brown, Inc.	13,187	423,303
CNO Financial Group, Inc.	20,954	400,012
Endurance Specialty Holdings Ltd.	6,879	440,187
Everest Reinsurance Group Ltd.	4,896	896,409
First American Financial Corp.	12,234	439,201
Genworth Financial, Inc., Class A*	55,890	208,470
Hanover Insurance Group, Inc.	4,895	398,159
Kemper Corp.	5,422	201,969
Mercury General Corp.	3,692	171,936
Old Republic International Corp.	27,446	511,319
Primerica, Inc.	5,472	258,442
Reinsurance Group of America, Inc.	7,443	636,749
RenaissanceReinsurance Holdings Ltd.	4,958	561,196
StanCorp Financial Group, Inc.	4,787	545,144
W. R. Berkley Corp.	11,113	608,437

		9,289,665

Real Estate Investment Trusts (REITs) (9.8%)
Alexandria Real Estate Equities, Inc. (REIT)	8,174	738,603
American Campus Communities, Inc. (REIT)	12,662	523,447
BioMed Realty Trust, Inc. (REIT)	22,765	539,303
Camden Property Trust (REIT)	9,803	752,478
Care Capital Properties, Inc. (REIT)	9,375	286,594
Communications Sales & Leasing, Inc. (REIT)	13,538	253,025
Corporate Office Properties Trust (REIT)	10,601	231,420
Corrections Corp. of America (REIT)	13,204	349,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Douglas Emmett, Inc. (REIT)	15,735	$490,617
Duke Realty Corp. (REIT)	38,930	818,309
Equity One, Inc. (REIT)	8,274	224,639
Extra Space Storage, Inc. (REIT)	13,923	1,228,148
Federal Realty Investment Trust (REIT)	7,850	1,146,885
Highwoods Properties, Inc. (REIT)	10,701	466,564
Hospitality Properties Trust (REIT)	17,072	446,433
Kilroy Realty Corp. (REIT)	10,419	659,314
Lamar Advertising Co. (REIT), Class A	9,272	556,134
LaSalle Hotel Properties (REIT)	12,731	320,312
Liberty Property Trust (REIT)	16,673	517,697
Mack-Cali Realty Corp. (REIT)	10,031	234,224
Mid-America Apartment Communities, Inc. (REIT)	8,507	772,521
National Retail Properties, Inc. (REIT)	15,318	613,486
Omega Healthcare Investors, Inc. (REIT)	18,563	649,334
Post Properties, Inc. (REIT)	6,097	360,698
Potlatch Corp. (REIT)	4,524	136,806
Rayonier, Inc. (REIT)	13,948	309,646
Regency Centers Corp. (REIT)	10,654	725,750
Senior Housing Properties Trust (REIT)	26,778	397,385
Sovran Self Storage, Inc. (REIT)	4,081	437,932
Tanger Factory Outlet Centers, Inc. (REIT)	10,652	348,320
Taubman Centers, Inc. (REIT)	6,818	523,077
UDR, Inc. (REIT)	29,545	1,110,006
Urban Edge Properties (REIT)	10,363	243,012
Weingarten Realty Investors (REIT)	12,860	444,699
WP Glimcher, Inc. (REIT)	20,841	221,123

		18,077,715

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	5,132	181,211
Jones Lang LaSalle, Inc.	5,089	813,528
RMR Group, Inc., Class A*	2	32

		994,771

Thrifts & Mortgage Finance (0.6%)
New York Community Bancorp, Inc.	54,711	892,883
Washington Federal, Inc.	10,478	249,691

		1,142,574

Total Financials		45,081,574

Health Care (8.9%)
Biotechnology (0.5%)
United Therapeutics Corp.*	5,169	809,517

Health Care Equipment & Supplies (3.9%)
Align Technology, Inc.*	8,181	538,719
Cooper Cos., Inc.	5,500	738,100
Halyard Health, Inc.*	5,210	174,066
Hill-Rom Holdings, Inc.	6,367	305,998
Hologic, Inc.*	27,785	1,075,002

IDEXX Laboratories, Inc.*	10,257	$747,940
LivaNova plc*	4,787	284,204
ResMed, Inc.	15,758	846,047
Sirona Dental Systems, Inc.*	6,294	689,634
STERIS plc	9,692	730,195
Teleflex, Inc.	4,713	619,524
West Pharmaceutical Services, Inc.	8,111	488,444

		7,237,873

Health Care Providers & Services (2.6%)
Amsurg Corp.*	6,075	461,700
Centene Corp.*	13,465	886,132
Community Health Systems, Inc.*	13,332	353,698
Health Net, Inc.*	8,724	597,245
LifePoint Health, Inc.*	4,911	360,467
MEDNAX, Inc.*	10,617	760,814
Molina Healthcare, Inc.*	4,600	276,598
Owens & Minor, Inc.	7,060	254,019
VCA, Inc.*	9,105	500,775
WellCare Health Plans, Inc.*	5,000	391,050

		4,842,498

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	21,303	327,640

Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A*	2,339	324,326
Bio-Techne Corp.	4,195	377,550
Charles River Laboratories International, Inc.*	5,271	423,736
Mettler-Toledo International, Inc.*	3,116	1,056,729
PAREXEL International Corp.*	6,019	410,014

		2,592,355

Pharmaceuticals (0.3%)
Akorn, Inc.*	9,026	336,760
Catalent, Inc.*	11,083	277,408

		614,168

Total Health Care		16,424,051

Industrials (13.7%)
Aerospace & Defense (1.5%)
B/E Aerospace, Inc.	11,768	498,610
Esterline Technologies Corp.*	3,332	269,892
Huntington Ingalls Industries, Inc.	5,334	676,618
KLX, Inc.*	5,913	182,061
Orbital ATK, Inc.	6,644	593,575
Teledyne Technologies, Inc.*	4,025	357,018
Triumph Group, Inc.	5,529	219,778

		2,797,552

Airlines (1.1%)
Alaska Air Group, Inc.	14,263	1,148,314
JetBlue Airways Corp.*	35,537	804,913

		1,953,227

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Building Products (1.2%)
A.O. Smith Corp.	8,454	$647,661
Fortune Brands Home & Security, Inc.	18,040	1,001,220
Lennox International, Inc.	4,549	568,170

		2,217,051

Commercial Services & Supplies (1.6%)
Clean Harbors, Inc.*	5,890	245,318
Copart, Inc.*	11,741	446,275
Deluxe Corp.	5,544	302,370
Herman Miller, Inc.	6,710	192,577
HNI Corp.	4,933	177,884
MSA Safety, Inc.	3,536	153,710
R.R. Donnelley & Sons Co.	23,516	346,156
Rollins, Inc.	10,600	274,540
Waste Connections, Inc.	13,819	778,286

		2,917,116

Construction & Engineering (0.5%)
AECOM*	17,044	511,831
Granite Construction, Inc.	4,421	189,705
KBR, Inc.	16,267	275,238

		976,774

Electrical Equipment (1.1%)
Acuity Brands, Inc.	4,938	1,154,504
Hubbell, Inc.	6,129	619,274
Regal Beloit Corp.	5,036	294,707

		2,068,485

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	7,369	653,557

Machinery (3.7%)
AGCO Corp.	8,278	375,738
CLARCOR, Inc.	5,618	279,102
Crane Co.	5,535	264,794
Donaldson Co., Inc.	13,926	399,119
Graco, Inc.	6,327	455,987
IDEX Corp.	8,639	661,834
ITT Corp.	10,087	366,360
Joy Global, Inc.	10,827	136,528
Kennametal, Inc.	8,903	170,938
Lincoln Electric Holdings, Inc.	7,434	385,750
Nordson Corp.	6,169	395,741
Oshkosh Corp.	8,451	329,927
Terex Corp.	12,206	225,567
Timken Co.	8,118	232,094
Toro Co.	6,183	451,792
Trinity Industries, Inc.	17,255	414,465
Valmont Industries, Inc.	2,625	278,303
Wabtec Corp.	10,877	773,572
Woodward, Inc.	6,407	318,172

		6,915,783

Marine (0.2%)
Kirby Corp.*	6,079	319,877

Professional Services (1.1%)
CEB, Inc.	3,726	228,739
FTI Consulting, Inc.*	4,691	162,590

ManpowerGroup, Inc.	8,330	$702,136
Towers Watson & Co., Class A	7,859	1,009,567

		2,103,032

Road & Rail (0.7%)
Genesee & Wyoming, Inc., Class A*	6,438	345,656
Landstar System, Inc.	4,870	285,626
Old Dominion Freight Line, Inc.*	7,836	462,873
Werner Enterprises, Inc.	4,921	115,102

		1,209,257

Trading Companies & Distributors (0.6%)
GATX Corp.	4,748	202,027
MSC Industrial Direct Co., Inc., Class A	5,436	305,884
NOW, Inc.*	12,022	190,188
Watsco, Inc.	2,931	343,308

		1,041,407

Total Industrials		25,173,118

Information Technology (15.0%)
Communications Equipment (0.9%)
ARRIS Group, Inc.*	15,176	463,930
Ciena Corp.*	14,300	295,867
InterDigital, Inc.	3,992	195,768
NetScout Systems, Inc.*	11,149	342,274
Plantronics, Inc.	3,803	180,338
Polycom, Inc.*	14,950	188,221

		1,666,398

Electronic Equipment, Instruments & Components (3.4%)
Arrow Electronics, Inc.*	10,571	572,737
Avnet, Inc.	14,900	638,316
Belden, Inc.	4,737	225,860
Cognex Corp.	9,533	321,929
FEI Co.	4,608	367,672
Ingram Micro, Inc., Class A	17,558	533,412
IPG Photonics Corp.*	4,097	365,288
Jabil Circuit, Inc.	21,345	497,125
Keysight Technologies, Inc.*	19,190	543,653
Knowles Corp.*	9,820	130,901
National Instruments Corp.	11,345	325,488
SYNNEX Corp.	3,263	293,442
Tech Data Corp.*	3,972	263,661
Trimble Navigation Ltd.*	28,243	605,812
Vishay Intertechnology, Inc.	15,195	183,100
Zebra Technologies Corp., Class A*	5,867	408,637

		6,277,033

Internet Software & Services (0.4%)
j2 Global, Inc.	5,209	428,805
Rackspace Hosting, Inc.*	12,910	326,881

		755,686

IT Services (3.7%)
Acxiom Corp.*	8,734	182,715
Broadridge Financial Solutions, Inc.	13,363	717,994
Computer Sciences Corp.	15,653	511,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Convergys Corp.	10,984	$273,392
CoreLogic, Inc.*	9,946	336,772
DST Systems, Inc.	3,704	422,478
Gartner, Inc.*	9,337	846,866
Global Payments, Inc.	14,663	945,910
Jack Henry & Associates, Inc.	9,007	703,087
Leidos Holdings, Inc.	7,227	406,591
MAXIMUS, Inc.	7,365	414,281
NeuStar, Inc., Class A*	4,664	111,796
Science Applications International Corp.	4,680	214,250
VeriFone Systems, Inc.*	12,949	362,831
WEX, Inc.*	4,362	385,601

		6,836,104

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc.*	72,486	208,035
Atmel Corp.	47,372	407,873
Cree, Inc.*	11,627	310,092
Cypress Semiconductor Corp.*	37,597	368,826
Fairchild Semiconductor International, Inc.*	12,760	264,259
Integrated Device Technology, Inc.*	16,516	435,197
Intersil Corp., Class A	14,810	188,976
Silicon Laboratories, Inc.*	4,343	210,809
SunEdison, Inc.*	35,377	180,069
Synaptics, Inc.*	4,091	328,671
Teradyne, Inc.	23,200	479,544

		3,382,351

Software (4.3%)
ACI Worldwide, Inc.*	13,303	284,684
ANSYS, Inc.*	10,035	928,238
Cadence Design Systems, Inc.*	33,681	700,902
CDK Global, Inc.	17,998	854,365
CommVault Systems, Inc.*	4,726	185,968
Fair Isaac Corp.	3,522	331,702
Fortinet, Inc.*	16,511	514,648
Manhattan Associates, Inc.*	8,254	546,167
Mentor Graphics Corp.	11,161	205,586
PTC, Inc.*	12,926	447,627
SolarWinds, Inc.*	7,048	415,127
Solera Holdings, Inc.	7,558	414,405
Synopsys, Inc.*	17,602	802,827
Tyler Technologies, Inc.*	3,677	640,975
Ultimate Software Group, Inc.*	3,237	632,866

		7,906,087

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp.*	11,758	102,177
Diebold, Inc.	7,295	219,507
Lexmark International, Inc., Class A	6,932	224,943
NCR Corp.*	13,980	341,951

		888,578

Total Information Technology		27,712,237

Materials (5.8%)
Chemicals (2.8%)
Albemarle Corp.	12,640	707,966
Ashland, Inc.	7,093	728,451

Cabot Corp.	7,067	$288,899
Chermours Co.	20,021	107,313
Minerals Technologies, Inc.	3,902	178,946
NewMarket Corp.	1,161	442,027
Olin Corp.	18,629	321,537
PolyOne Corp.	9,699	308,040
RPM International, Inc.	15,004	661,076
Scotts Miracle-Gro Co., Class A	5,113	329,840
Sensient Technologies Corp.	5,115	321,324
Valspar Corp.	8,242	683,674

		5,079,093

Construction Materials (0.2%)
Eagle Materials, Inc.	5,631	340,281

Containers & Packaging (1.3%)
AptarGroup, Inc.	7,068	513,490
Bemis Co., Inc.	10,818	483,456
Greif, Inc., Class A	2,792	86,022
Packaging Corp. of America	10,934	689,389
Silgan Holdings, Inc.	4,572	245,608
Sonoco Products Co.	11,382	465,182

		2,483,147

Metals & Mining (1.2%)
Allegheny Technologies, Inc.	12,129	136,451
Carpenter Technology Corp.	5,490	166,182
Commercial Metals Co.	12,960	177,422
Compass Minerals International, Inc.	3,815	287,155
Reliance Steel & Aluminum Co.	8,080	467,913
Royal Gold, Inc.	7,329	267,289
Steel Dynamics, Inc.	27,326	488,316
United States Steel Corp.	16,274	129,867
Worthington Industries, Inc.	5,221	157,361

		2,277,956

Paper & Forest Products (0.3%)
Domtar Corp.	7,071	261,273
Louisiana-Pacific Corp.*	16,069	289,403

		550,676

Total Materials		10,731,153

Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	10,615	274,822

Total Telecommunication Services		274,822

Utilities (4.6%)
Electric Utilities (1.7%)
Cleco Corp.	6,828	356,490
Great Plains Energy, Inc.	17,399	475,167
Hawaiian Electric Industries, Inc.	12,118	350,816
IDACORP, Inc.	5,665	385,220
OGE Energy Corp.	22,508	591,735
PNM Resources, Inc.	8,942	273,357
Westar Energy, Inc.	15,951	676,482

		3,109,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Gas Utilities (1.6%)
Atmos Energy Corp.	11,474	$723,321
National Fuel Gas Co.	9,547	408,134
ONE Gas, Inc.	5,855	293,745
Questar Corp.	19,708	383,912
UGI Corp.	19,422	655,687
WGL Holdings, Inc.	5,603	352,933

		2,817,732

Independent Power and Renewable Electricity Producers (0.0%)
Talen Energy Corp.*	7,305	45,510

Multi-Utilities (1.0%)
Alliant Energy Corp.	12,802	799,485
Black Hills Corp.	5,787	268,691
MDU Resources Group, Inc.	22,041	403,791
Vectren Corp.	9,341	396,245

		1,868,212

Water Utilities (0.3%)
Aqua America, Inc.	19,905	593,169

Total Utilities		8,433,890

Total Common Stocks (90.1%) (Cost $131,413,539)		166,097,375

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	260,962	$260,962

Total Short-Term Investment (0.1%) (Cost $260,962)		260,962

Total Investments (90.2%) (Cost $131,674,501)		166,358,337
Other Assets Less Liabilities (9.8%)		18,137,191

Net Assets (100%)		$184,495,528

*	Non-income producing.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	132	March-16	$18,429,392	$18,394,200	$(35,192)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$21,395,099	$—	$—	$21,395,099
Consumer Staples	5,927,642	—	—	5,927,642
Energy	4,943,789	—	—	4,943,789
Financials	45,081,574	—	—	45,081,574
Health Care	16,424,051	—	—	16,424,051
Industrials	25,173,118	—	—	25,173,118
Information Technology	27,712,237	—	—	27,712,237
Materials	10,731,153	—	—	10,731,153
Telecommunication Services	274,822	—	—	274,822
Utilities	8,433,890	—	—	8,433,890
Short-Term Investments	260,962	—	—	260,962

Total Assets	$166,358,337	$—	$—	$166,358,337

Liabilities:
Futures	$(35,192)	$—	$—	$(35,192)

Total Liabilities	$(35,192)	$—	$—	$(35,192)

Total	$166,323,145	$—	$—	$166,323,145

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$(35,192	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$5,681,343	$5,681,343

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,258,373)	$(2,258,373)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $51,567,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$82,330,785
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$59,756,836

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,182,467
Aggregate gross unrealized depreciation	(11,851,519)

Net unrealized appreciation	$34,330,948

Federal income tax cost of investments	$132,027,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $131,674,501)	$166,358,337
Cash	17,404,187
Cash held as collateral at broker	901,100
Dividends, interest and other receivables	160,790
Receivable for securities sold	138,189
Due from Custodian	2,574
Receivable from Separate Accounts for Trust shares sold	1,401
Other assets	710

Total assets	184,967,288

LIABILITIES
Due to broker for futures variation margin	171,598
Payable to Separate Accounts for Trust shares redeemed	151,759
Investment management fees payable	69,756
Administrative fees payable	21,447
Payable for securities purchased	2,574
Accrued expenses	54,626

Total liabilities	471,760

NET ASSETS	$184,495,528

Net assets were comprised of:
Paid in capital	$148,801,077
Accumulated undistributed net investment income (loss)	5,367
Accumulated undistributed net realized gain (loss) on investments and futures	1,040,440
Net unrealized appreciation (depreciation) on investments and futures	34,648,644

Net assets	$184,495,528

Class K
Net asset value, offering and redemption price per share, $184,495,528 / 25,435,098 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$2,638,894
Interest	49,057

Total income	2,687,951

EXPENSES
Investment management fees	1,003,695
Administrative fees	305,811
Professional fees	55,420
Custodian fees	50,800
Printing and mailing expenses	8,855
Trustees’ fees	4,745
Distribution fees – Class IA (b)	1
Miscellaneous	8,439

Gross expenses	1,437,766
Less: Waiver from investment manager	(4,935)

Net expenses	1,432,831

NET INVESTMENT INCOME (LOSS)	1,255,120

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	16,412,011
Futures	5,681,343

Net realized gain (loss)	22,093,354

Change in unrealized appreciation (depreciation) on:
Investments	(25,492,754)
Futures	(2,258,373)

Net change in unrealized appreciation (depreciation)	(27,751,127)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,657,773)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,402,653)

(b)	After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,255,120	$655,073
Net realized gain (loss) on investments and futures	22,093,354	48,083,096
Net change in unrealized appreciation (depreciation) on investments and futures	(27,751,127)	(26,836,531)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,402,653)	21,901,638

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA (b)	—	(2)
Class K	(1,243,735)	(701,800)

	(1,243,735)	(701,802)

Distributions from net realized capital gains
Class IA (b)	—	(355)
Class K	(26,435,624)	(50,085,343)

	(26,435,624)	(50,085,698)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,679,359)	(50,787,500)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 40 shares, respectively ]	—	357
Capital shares repurchased [ (207) and 0 shares, respectively ]	(1,909)	—

Total Class IA transactions	(1,909)	357

Class K
Capital shares sold [ 125,510 and 63,684 shares, respectively ]	1,094,738	641,209
Capital shares issued in reinvestment of dividends and distributions [ 3,745,634 and 5,646,548 shares, respectively ]	27,679,359	50,787,143
Capital shares repurchased [ (7,040,329) and (11,668,526) shares, respectively ]	(61,924,544)	(116,524,287)

Total Class K transactions	(33,150,447)	(65,095,935)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(33,152,356)	(65,095,578)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,234,368)	(93,981,440)
NET ASSETS:
Beginning of year	249,729,896	343,711,336

End of year (a)	$184,495,528	$249,729,896

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$5,367	$34,710

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012	2011
Net asset value, beginning of period	$8.74	$9.95	$9.75	$9.37	$11.57

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	— #	(0.05)†	(0.01)†	0.01
Net realized and unrealized gain (loss) on investments and futures	0.47	0.84	3.11	1.53	(1.13)

Total from investment operations	0.47	0.84	3.06	1.52	(1.12)

Less distributions:
Dividends from net investment income	—	— #	— #	— #	(0.02)
Distributions from net realized gains	—	(2.05)	(2.86)	(1.14)	(1.06)

Total dividends and distributions	—	(2.05)	(2.86)	(1.14)	(1.08)

Net asset value, end of period	$9.21	$8.74	$9.95	$9.75	$9.37

Total return (b)	5.38%	8.66%	32.29%	16.23%	(9.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2	$138	$118
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.88%	0.90%	0.90%	0.60%
Before waivers and reimbursements (a)(f)	0.83%	0.88%	0.90%	0.90%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.02%	— %‡‡	(0.44)%	(0.08)%	0.11%
Before waivers and reimbursements (a)(f)	0.02%	— %‡‡	(0.44)%	(0.08)%	0.08%
Portfolio turnover rate^	35%	13%	11%	10%	14%

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$8.73	$9.94	$9.75	$9.37	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.02	0.02	0.02	— #
Net realized and unrealized gain (loss) on investments and futures	(0.33)	0.85	3.06	1.53	0.15

Total from investment operations	(0.28)	0.87	3.08	1.55	0.15

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	(1.14)	(2.05)	(2.86)	(1.14)	—

Total dividends and distributions	(1.20)	(2.08)	(2.89)	(1.17)	(0.02)

Net asset value, end of period	$7.25	$8.73	$9.94	$9.75	$9.37

Total return (b)	(3.08)%	8.93%	32.51%	16.53%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$184,496	$249,728	$343,710	$455,423	$537,190
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.66%	0.65%	0.65%	0.63%
Before waivers and reimbursements (a)(f)	0.64%	0.66%	0.65%	0.65%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.56%	0.24%	0.20%	0.16%	0.10%
Before waivers and reimbursements (a)(f)	0.56%	0.24%	0.20%	0.16%	0.10%
Portfolio turnover rate^	35%	13%	11%	10%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class K Shares*	(4.74)%	11.88%
Russell 2000® Index	(4.41)	14.32
Volatility Managed Index – Small Cap Core II	(3.33)	11.32
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (4.74)% for the year ended December 31, 2015. The Portfolio’s benchmarks, the Russell 2000® Index and the Volatility Managed Index—Small Cap Core II, returned (4.41)% and (3.33)%, respectively, over the same period.

Portfolio Highlights

Equity market volatility drove losses in small-cap stocks in August/early September, although a late-year rally brought some gains to the market. The Portfolio’s primary benchmark, the Russell 2000® Index, declined by (4.41)% for the year. The Portfolio roughly matched the primary benchmark return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	23.4%
Information Technology	16.4
Health Care	15.1
Consumer Discretionary	12.3
Industrials	11.1
Utilities	3.4
Materials	3.3
Consumer Staples	3.1
Energy	2.5
Telecommunication Services	0.8
Investment Company	0.2
Cash and Other	8.4

100.0%

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class K
Actual	$1,000.00	$910.77	$2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.14	3.10

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratios of 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.3%)
Auto Components (1.0%)
American Axle & Manufacturing Holdings, Inc.*	36,916	$699,189
Cooper Tire & Rubber Co.	29,196	1,105,069
Cooper-Standard Holding, Inc.*	7,223	560,433
Dana Holding Corp.	73,879	1,019,530
Dorman Products, Inc.*	13,748	652,618
Drew Industries, Inc.	11,857	721,973
Federal-Mogul Holdings Corp.*	9,805	67,164
Fox Factory Holding Corp.*	5,695	94,138
Gentherm, Inc.*	17,853	846,232
Horizon Global Corp.*	8,564	88,809
Metaldyne Performance Group, Inc.	4,256	78,055
Modine Manufacturing Co.*	15,831	143,270
Motorcar Parts of America, Inc.*	8,741	295,533
Standard Motor Products, Inc.	9,536	362,845
Stoneridge, Inc.*	9,255	136,974
Strattec Security Corp.	1,312	74,115
Superior Industries International, Inc.	7,912	145,739
Tenneco, Inc.*	28,867	1,325,284
Tower International, Inc.	10,239	292,528

		8,709,498

Automobiles (0.0%)
Winnebago Industries, Inc.	12,024	239,278

Distributors (0.3%)
Core-Mark Holding Co., Inc.	11,808	967,547
Fenix Parts, Inc.*	4,873	33,088
Pool Corp.	21,392	1,728,046
VOXX International Corp.*	6,819	35,868
Weyco Group, Inc.	2,196	58,765

		2,823,314

Diversified Consumer Services (1.0%)
2U, Inc.*	12,011	336,068
American Public Education, Inc.*	6,902	128,446
Apollo Education Group, Inc.*	46,957	360,160
Ascent Capital Group, Inc., Class A*	4,367	73,016
Bridgepoint Education, Inc.*	5,396	41,064
Bright Horizons Family Solutions, Inc.*	18,777	1,254,304
Cambium Learning Group, Inc.*	4,687	22,732
Capella Education Co.	6,335	292,804
Career Education Corp.*	23,722	86,111
Carriage Services, Inc.	6,040	145,564
Chegg, Inc.*	37,080	249,548
Collectors Universe, Inc.	2,757	42,733
DeVry Education Group, Inc.	31,196	789,571
Grand Canyon Education, Inc.*	24,219	971,666
Houghton Mifflin Harcourt Co.*	67,100	1,461,438
K12, Inc.*	11,867	104,430
Liberty Tax, Inc.	1,903	45,348
LifeLock, Inc.*	47,175	676,961
Regis Corp.*	22,024	311,640
Sotheby’s, Inc.	31,133	801,986
Strayer Education, Inc.*	5,982	359,638

Universal Technical Institute, Inc.	7,402	$34,493
Weight Watchers International, Inc.*	13,354	304,471

		8,894,192

Hotels, Restaurants & Leisure (3.1%)
Belmond Ltd., Class A*	52,977	503,281
Biglari Holdings, Inc.*	904	294,541
BJ’s Restaurants, Inc.*	11,768	511,555
Bloomin’ Brands, Inc.	60,801	1,026,929
Bob Evans Farms, Inc.	11,563	449,223
Bojangles’, Inc.*	3,085	48,959
Boyd Gaming Corp.*	41,703	828,639
Bravo Brio Restaurant Group, Inc.*	5,400	48,600
Buffalo Wild Wings, Inc.*	9,571	1,528,010
Caesars Acquisition Co., Class A*	23,697	161,377
Caesars Entertainment Corp.*	23,586	186,094
Carrols Restaurant Group, Inc.*	12,785	150,096
Cheesecake Factory, Inc.	24,764	1,141,868
Churchill Downs, Inc.	6,891	975,008
Chuy’s Holdings, Inc.*	8,118	254,418
ClubCorp Holdings, Inc.	21,656	395,655
Cracker Barrel Old Country Store, Inc.	9,784	1,240,905
Dave & Buster’s Entertainment, Inc.*	11,265	470,201
Del Frisco’s Restaurant Group, Inc.*	8,519	136,474
Denny’s Corp.*	44,927	441,632
Diamond Resorts International, Inc.*	21,759	555,072
DineEquity, Inc.	8,694	736,121
El Pollo Loco Holdings, Inc.*	4,917	62,102
Eldorado Resorts, Inc.*	11,568	127,248
Empire Resorts, Inc.*	1,155	20,790
Fiesta Restaurant Group, Inc.*	14,185	476,616
Fogo De Chao, Inc.*	1,542	23,377
Habit Restaurants, Inc., Class A*	4,103	94,615
International Speedway Corp., Class A	15,003	505,901
Interval Leisure Group, Inc.	21,396	333,992
Intrawest Resorts Holdings, Inc.*	6,444	50,392
Isle of Capri Casinos, Inc.*	8,123	113,153
J Alexander’s Holdings, Inc.*	5,592	61,065
Jack in the Box, Inc.	18,365	1,408,779
Jamba, Inc.*	5,058	68,232
Kona Grill, Inc.*	2,920	46,311
Krispy Kreme Doughnuts, Inc.*	33,362	502,765
La Quinta Holdings, Inc.*	46,946	638,935
Marcus Corp.	7,578	143,755
Marriott Vacations Worldwide Corp.	13,445	765,693
Monarch Casino & Resort, Inc.*	4,016	91,244
Morgans Hotel Group Co.*	9,442	31,820
Noodles & Co.*	3,700	35,853
Papa John’s International, Inc.	14,216	794,248
Papa Murphy’s Holdings, Inc.*	3,317	37,349
Penn National Gaming, Inc.*	43,274	693,249
Pinnacle Entertainment, Inc.*	19,679	612,410
Planet Fitness, Inc., Class A*	5,538	86,559

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Popeyes Louisiana Kitchen, Inc.*	11,318	$662,103
Potbelly Corp.*	7,810	91,455
Red Robin Gourmet Burgers, Inc.*	7,208	445,022
Ruby Tuesday, Inc.*	22,439	123,639
Ruth’s Hospitality Group, Inc.	17,764	282,803
Scientific Games Corp., Class A*	17,122	153,584
SeaWorld Entertainment, Inc.	33,807	665,660
Shake Shack, Inc., Class A*	2,082	82,447
Sonic Corp.	25,094	810,787
Speedway Motorsports, Inc.	6,754	139,943
Texas Roadhouse, Inc.	35,336	1,263,969
Vail Resorts, Inc.	17,698	2,265,167
Wingstop, Inc.*	2,261	51,573
Zoe’s Kitchen, Inc.*	9,444	264,243

		27,213,506

Household Durables (1.1%)
Bassett Furniture Industries, Inc.	3,815	95,680
Beazer Homes USA, Inc.*	12,028	138,202
CalAtlantic Group, Inc.	38,954	1,477,136
Cavco Industries, Inc.*	4,471	372,479
Century Communities, Inc.*	5,651	100,079
CSS Industries, Inc.	3,078	87,354
Ethan Allen Interiors, Inc.	13,929	387,505
Flexsteel Industries, Inc.	2,031	89,730
Green Brick Partners, Inc.*	7,396	53,251
Helen of Troy Ltd.*	14,267	1,344,665
Hooker Furniture Corp.	3,722	93,943
Hovnanian Enterprises, Inc., Class A*	41,904	75,846
Installed Building Products, Inc.*	7,858	195,114
iRobot Corp.*	15,799	559,285
KB Home	39,920	492,214
La-Z-Boy, Inc.	26,101	637,386
LGI Homes, Inc.*	4,859	118,219
Libbey, Inc.	11,676	248,932
Lifetime Brands, Inc.	3,847	51,011
M.D.C. Holdings, Inc.	20,906	533,730
M/I Homes, Inc.*	13,168	288,643
Meritage Homes Corp.*	20,056	681,703
NACCO Industries, Inc., Class A	1,527	64,439
New Home Co., Inc.*	3,541	45,891
Skullcandy, Inc.*	7,801	36,899
Taylor Morrison Home Corp., Class A*	16,185	258,960
TRI Pointe Group, Inc.*	78,380	993,075
Universal Electronics, Inc.*	8,056	413,676
WCI Communities, Inc.*	5,760	128,333
William Lyon Homes, Class A*	7,385	121,852
ZAGG, Inc.*	10,601	115,975

		10,301,207

Internet & Catalog Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	8,937	65,061
Blue Nile, Inc.*	4,289	159,251
Duluth Holdings, Inc.*	2,653	38,707
Etsy, Inc.*	7,239	59,794
EVINE Live, Inc.*	15,196	27,049
FTD Cos., Inc.*	6,669	174,528
HSN, Inc.	16,883	855,462
Lands’ End, Inc.*	5,496	128,826

Liberty TripAdvisor Holdings, Inc., Class A*	36,683	$1,112,962
Nutrisystem, Inc.	14,719	318,519
Overstock.com, Inc.*	4,413	54,192
PetMed Express, Inc.	7,259	124,419
Shutterfly, Inc.*	17,660	786,930
Wayfair, Inc., Class A*	9,820	467,628

		4,373,328

Leisure Products (0.3%)
Arctic Cat, Inc.	4,705	77,068
Black Diamond, Inc.*	8,046	35,563
Callaway Golf Co.	41,650	392,343
Escalade, Inc.	3,412	45,209
JAKKS Pacific, Inc.*	7,530	59,939
Johnson Outdoors, Inc., Class A	1,620	35,462
Malibu Boats, Inc., Class A*	6,380	104,441
Marine Products Corp.	8,231	49,715
MCBC Holdings, Inc.*	2,165	29,660
Nautilus, Inc.*	15,256	255,080
Performance Sports Group Ltd.*	22,490	216,579
Smith & Wesson Holding Corp.*	27,325	600,603
Sturm Ruger & Co., Inc.	9,147	545,253

		2,446,915

Media (1.5%)
AMC Entertainment Holdings, Inc., Class A	9,825	235,800
Carmike Cinemas, Inc.*	11,198	256,882
Central European Media Enterprises Ltd., Class A*	26,936	72,458
Crown Media Holdings, Inc., Class A*	11,744	65,884
Cumulus Media, Inc., Class A*	56,058	18,505
Daily Journal Corp.*	417	84,234
DreamWorks Animation SKG, Inc., Class A*	37,032	954,315
Entercom Communications Corp., Class A*	9,484	106,505
Entravision Communications Corp., Class A	30,978	238,840
Eros International plc*	10,166	93,019
EW Scripps Co., Class A	29,023	551,437
Global Eagle Entertainment, Inc.*	20,713	204,437
Gray Television, Inc.*	29,896	487,305
Harte-Hanks, Inc.	16,488	53,421
Hemisphere Media Group, Inc.*	3,971	58,572
IMAX Corp.*	29,733	1,056,711
Journal Media Group, Inc.	8,675	104,273
Loral Space & Communications, Inc.*	6,824	277,805
MDC Partners, Inc., Class A	22,760	494,347
Media General, Inc.*	47,158	761,602
Meredith Corp.	18,967	820,323
National CineMedia, Inc.	30,556	480,035
New Media Investment Group, Inc.	20,941	407,512
New York Times Co., Class A	71,067	953,719
Nexstar Broadcasting Group, Inc., Class A	16,065	943,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Reading International, Inc., Class A*	5,974	$78,319
Rentrak Corp.*	6,446	306,378
Saga Communications, Inc., Class A	1,189	45,717
Scholastic Corp.	13,939	537,488
SFX Entertainment, Inc.*	8,685	1,651
Sinclair Broadcast Group, Inc., Class A	32,717	1,064,611
Sizmek, Inc.*	7,259	26,495
Time, Inc.	55,239	865,595
Townsquare Media, Inc., Class A*	2,850	34,086
Tribune Publishing Co.	9,719	89,609
World Wrestling Entertainment, Inc., Class A	10,315	184,020

		13,014,926

Multiline Retail (0.3%)
Big Lots, Inc.	25,104	967,508
Burlington Stores, Inc.*	37,191	1,595,494
Fred’s, Inc., Class A	17,362	284,216
Ollie’s Bargain Outlet Holdings, Inc.*	3,244	55,181
Tuesday Morning Corp.*	16,078	104,507

		3,006,906

Specialty Retail (2.5%)
Abercrombie & Fitch Co., Class A	34,109	920,943
American Eagle Outfitters, Inc.	98,436	1,525,758
America’s Car-Mart, Inc.*	3,087	82,392
Asbury Automotive Group, Inc.*	12,666	854,195
Ascena Retail Group, Inc.*	84,388	831,222
Barnes & Noble Education, Inc.*	10,734	106,803
Barnes & Noble, Inc.	24,395	212,480
bebe stores, Inc.	8,317	4,699
Big 5 Sporting Goods Corp.	6,619	66,124
Boot Barn Holdings, Inc.*	4,338	53,314
Buckle, Inc.	15,313	471,334
Build-A-Bear Workshop, Inc.*	5,244	64,187
Caleres, Inc.	22,550	604,791
Cato Corp., Class A	13,312	490,148
Chico’s FAS, Inc.	70,269	749,770
Children’s Place, Inc.	10,249	565,745
Christopher & Banks Corp.*	14,186	23,407
Citi Trends, Inc.	5,166	109,778
Conn’s, Inc.*	13,747	322,642
Container Store Group, Inc.*	5,905	48,421
Destination XL Group, Inc.*	12,792	70,612
Express, Inc.*	41,603	718,900
Finish Line, Inc., Class A	24,771	447,860
Five Below, Inc.*	26,703	857,166
Francesca’s Holdings Corp.*	21,151	368,239
Genesco, Inc.*	11,598	659,114
Group 1 Automotive, Inc.	11,363	860,179
Guess?, Inc.	32,888	620,925
Haverty Furniture Cos., Inc.	7,702	165,131
Hibbett Sports, Inc.*	12,985	392,666
Kirkland’s, Inc.	6,234	90,393
Lithia Motors, Inc., Class A	11,053	1,179,024
Lumber Liquidators Holdings, Inc.*	9,877	171,465

MarineMax, Inc.*	12,906	$237,729
Mattress Firm Holding Corp.*	10,080	449,870
Men’s Wearhouse, Inc.	24,265	356,210
Monro Muffler Brake, Inc.	15,937	1,055,348
Outerwall, Inc.	9,926	362,696
Party City Holdco, Inc.*	9,228	119,134
Pep Boys-Manny, Moe & Jack*	26,331	484,754
Pier 1 Imports, Inc.	50,269	255,869
Rent-A-Center, Inc.	27,224	407,543
Restoration Hardware Holdings, Inc.*	16,152	1,283,276
Select Comfort Corp.*	27,825	595,733
Shoe Carnival, Inc.	5,365	124,468
Sonic Automotive, Inc., Class A	18,107	412,115
Sportsman’s Warehouse Holdings, Inc.*	6,880	88,752
Stage Stores, Inc.	12,796	116,572
Stein Mart, Inc.	9,876	66,466
Systemax, Inc.*	6,054	52,064
Tile Shop Holdings, Inc.*	9,103	149,289
Tilly’s, Inc., Class A*	4,177	27,694
Vitamin Shoppe, Inc.*	15,482	506,261
West Marine, Inc.*	5,865	49,794
Winmark Corp.	786	73,106
Zumiez, Inc.*	6,695	101,228

		22,085,798

Textiles, Apparel & Luxury Goods (0.7%)
Cherokee, Inc.*	3,208	55,338
Columbia Sportswear Co.	14,265	695,561
Crocs, Inc.*	37,636	385,393
Culp, Inc.	3,674	93,577
Deckers Outdoor Corp.*	16,410	774,552
G-III Apparel Group Ltd.*	19,945	882,766
Iconix Brand Group, Inc.*	17,511	119,600
Movado Group, Inc.	5,589	143,693
Oxford Industries, Inc.	7,402	472,396
Perry Ellis International, Inc.*	4,401	81,067
Sequential Brands Group, Inc.*	9,834	77,787
Steven Madden Ltd.*	28,838	871,484
Superior Uniform Group, Inc.	2,487	42,229
Tumi Holdings, Inc.*	27,151	451,521
Unifi, Inc.*	5,354	150,715
Vera Bradley, Inc.*	7,643	120,454
Vince Holding Corp.*	5,535	25,350
Wolverine World Wide, Inc.	52,890	883,792

		6,327,275

Total Consumer Discretionary		109,436,143

Consumer Staples (3.1%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	4,572	923,133
Castle Brands, Inc.*	22,606	27,805
Coca-Cola Bottling Co. Consolidated	2,318	423,058
Craft Brew Alliance, Inc.*	3,770	31,555
MGP Ingredients, Inc.	3,908	101,413
National Beverage Corp.*	5,226	237,469

		1,744,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Food & Staples Retailing (0.8%)
Andersons, Inc.	14,173	$448,292
Casey’s General Stores, Inc.	18,971	2,285,057
Chefs’ Warehouse, Inc.*	6,883	114,809
Fairway Group Holdings Corp.*	7,258	4,791
Fresh Market, Inc.*	22,755	532,922
Ingles Markets, Inc., Class A	6,714	295,953
Natural Grocers by Vitamin Cottage, Inc.*	3,202	65,225
Performance Food Group Co.*	5,769	133,495
PriceSmart, Inc.	10,161	843,261
Smart & Final Stores, Inc.*	8,811	160,448
SpartanNash Co.	18,236	394,627
SUPERVALU, Inc.*	128,722	872,735
United Natural Foods, Inc.*	24,375	959,400
Village Super Market, Inc., Class A	2,526	66,560
Weis Markets, Inc.	6,098	270,141

		7,447,716

Food Products (1.6%)
Alico, Inc.	1,362	52,696
Amplify Snack Brands, Inc.*	5,308	61,148
Arcadia Biosciences, Inc.*	3,005	9,135
B&G Foods, Inc.	28,043	982,066
Boulder Brands, Inc.*	22,792	250,256
Calavo Growers, Inc.	7,542	369,558
Cal-Maine Foods, Inc.	15,344	711,041
Darling Ingredients, Inc.*	85,072	894,957
Dean Foods Co.	45,818	785,779
Diamond Foods, Inc.*	12,864	495,907
Farmer Brothers Co.*	2,470	79,707
Fresh Del Monte Produce, Inc.	16,323	634,638
Freshpet, Inc.*	7,330	62,232
Inventure Foods, Inc.*	7,039	49,977
J&J Snack Foods Corp.	7,547	880,509
John B. Sanfilippo & Son, Inc.	4,037	218,119
Lancaster Colony Corp.	8,927	1,030,711
Landec Corp.*	9,866	116,715
Lifeway Foods, Inc.*	1,440	15,984
Limoneira Co.	3,973	59,357
Omega Protein Corp.*	7,805	173,271
Post Holdings, Inc.*	29,641	1,828,850
Sanderson Farms, Inc.	11,281	874,503
Seaboard Corp.*	130	376,316
Seneca Foods Corp., Class A*	2,648	76,739
Snyder’s-Lance, Inc.	23,951	821,519
Tootsie Roll Industries, Inc.	9,785	309,108
TreeHouse Foods, Inc.*	21,006	1,648,131

		13,868,929

Household Products (0.2%)
Central Garden & Pet Co., Class A*	21,121	287,246
HRG Group, Inc.*	42,799	580,354
Oil-Dri Corp. of America	2,026	74,618
Orchids Paper Products Co.	3,135	96,934
WD-40 Co.	7,129	703,276

		1,742,428

Personal Products (0.1%)
Elizabeth Arden, Inc.*	11,680	$115,632
Inter Parfums, Inc.	7,412	176,554
Medifast, Inc.	3,767	114,441
Natural Health Trends Corp.	2,798	93,817
Nature’s Sunshine Products, Inc.	3,975	40,227
Nutraceutical International Corp.*	3,485	89,983
Revlon, Inc., Class A*	4,846	134,913
Synutra International, Inc.*	8,006	37,708
USANA Health Sciences, Inc.*	3,203	409,183

		1,212,458

Tobacco (0.2%)
Universal Corp.	11,587	649,799
Vector Group Ltd.	42,075	992,549

		1,642,348

Total Consumer Staples		27,658,312

Energy (2.5%)
Energy Equipment & Services (0.8%)
Archrock, Inc.	33,446	251,514
Atwood Oceanics, Inc.	31,871	326,040
Basic Energy Services, Inc.*	21,357	57,237
Bristow Group, Inc.	18,541	480,212
C&J Energy Services Ltd.*	31,497	149,926
CARBO Ceramics, Inc.	10,960	188,512
Era Group, Inc.*	7,306	81,462
Exterran Corp.*	16,723	268,404
Fairmount Santrol Holdings, Inc.*	23,321	54,804
Forum Energy Technologies, Inc.*	31,900	397,474
Geospace Technologies Corp.*	4,683	65,890
Gulfmark Offshore, Inc., Class A*	15,515	72,455
Helix Energy Solutions Group, Inc.*	53,878	283,398
Hornbeck Offshore Services, Inc.*	10,930	108,644
Independence Contract Drilling, Inc.*	5,567	28,113
ION Geophysical Corp.*	48,772	24,537
Key Energy Services, Inc.*	49,829	24,023
Matrix Service Co.*	14,943	306,929
McDermott International, Inc.*	126,696	424,432
Natural Gas Services Group, Inc.*	4,398	98,075
Newpark Resources, Inc.*	35,698	188,485
Nordic American Offshore Ltd.	6,743	35,536
North Atlantic Drilling Ltd.*	1,894	4,659
Oil States International, Inc.*	25,274	688,717
Parker Drilling Co.*	44,057	80,184
PHI, Inc. (Non-Voting)*	6,865	112,655
Pioneer Energy Services Corp.*	35,373	76,759
RigNet, Inc.*	5,096	105,436
SEACOR Holdings, Inc.*	10,022	526,756
Seventy Seven Energy, Inc.*	20,396	21,416
Tesco Corp.	17,953	129,980
TETRA Technologies, Inc.*	37,673	283,301
Tidewater, Inc.	22,547	156,927
U.S. Silica Holdings, Inc.	28,507	533,936
Unit Corp.*	24,394	297,607

		6,934,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (1.7%)
Abraxas Petroleum Corp.*	48,777	$51,704
Adams Resources & Energy, Inc.	640	24,576
Alon USA Energy, Inc.	15,190	225,420
Approach Resources, Inc.*	13,254	24,387
Ardmore Shipping Corp.	6,475	82,362
Bill Barrett Corp.*	18,215	71,585
Bonanza Creek Energy, Inc.*	24,995	131,724
Callon Petroleum Co.*	37,118	309,564
Carrizo Oil & Gas, Inc.*	26,609	787,094
Clayton Williams Energy, Inc.*	3,332	98,527
Clean Energy Fuels Corp.*	39,593	142,535
Cloud Peak Energy, Inc.*	34,730	72,238
Contango Oil & Gas Co.*	9,338	59,857
Delek U.S. Holdings, Inc.	28,247	694,876
DHT Holdings, Inc.	47,464	383,984
Dorian LPG Ltd.*	8,990	105,812
Earthstone Energy, Inc.*	375	4,991
Eclipse Resources Corp.*	34,966	63,638
Energy Fuels, Inc.*	14,623	43,138
Energy XXI Ltd.	53,122	53,653
Erin Energy Corp.*	4,590	14,688
Evolution Petroleum Corp.	8,139	39,149
EXCO Resources, Inc.*	57,905	71,802
Frontline Ltd.	82,589	246,941
GasLog Ltd.	14,084	116,897
Gastar Exploration, Inc.*	29,396	38,509
Gener8 Maritime, Inc.*	5,569	52,627
Green Plains, Inc.	20,117	460,679
Halcon Resources Corp.*	36,506	45,997
Hallador Energy Co.	7,554	34,446
Isramco, Inc.*	329	29,383
Jones Energy, Inc., Class A*	11,248	43,305
Matador Resources Co.*	35,795	707,667
Navios Maritime Acquisition Corp.	29,856	89,867
Nordic American Tankers Ltd.	43,094	669,681
Northern Oil and Gas, Inc.*	33,843	130,634
Oasis Petroleum, Inc.*	68,472	504,639
Pacific Ethanol, Inc.*	11,321	54,114
Panhandle Oil and Gas, Inc., Class A	7,639	123,446
Par Pacific Holdings, Inc.*	5,615	132,177
Parsley Energy, Inc., Class A*	45,353	836,763
PDC Energy, Inc.*	19,475	1,039,576
Peabody Energy Corp.	9,394	72,146
Penn Virginia Corp.*	26,469	7,951
Renewable Energy Group, Inc.*	16,078	149,365
REX American Resources Corp.*	3,362	181,783
Rex Energy Corp.*	16,989	17,838
Ring Energy, Inc.*	8,171	57,606
RSP Permian, Inc.*	29,183	711,773
Sanchez Energy Corp.*	27,417	118,167
SandRidge Energy, Inc.*	155,920	31,184
Scorpio Tankers, Inc.	89,547	718,167
SemGroup Corp., Class A	22,303	643,665
Ship Finance International Ltd.	32,466	537,962
Solazyme, Inc.*	28,916	71,712
Stone Energy Corp.*	31,554	135,367
Synergy Resources Corp.*	51,222	436,411
Teekay Tankers Ltd., Class A	46,238	318,117

TransAtlantic Petroleum Ltd.*	8,650	$12,023
Triangle Petroleum Corp.*	30,641	23,594
Ultra Petroleum Corp.*	75,350	188,375
Uranium Energy Corp.*	32,851	34,822
W&T Offshore, Inc.*	20,581	47,542
Western Refining, Inc.	34,995	1,246,522
Westmoreland Coal Co.*	9,224	54,237

		14,730,981

Total Energy		21,665,416

Financials (23.4%)
Banks (8.4%)
1st Source Corp.	8,050	248,503
Access National Corp.	2,701	55,262
American National Bankshares, Inc.	2,804	71,810
Ameris Bancorp	16,208	550,910
Ames National Corp.	2,948	71,607
Arrow Financial Corp.	3,869	105,121
Banc of California, Inc.	17,461	255,280
BancFirst Corp.	2,567	150,478
Banco Latinoamericano de Comercio Exterior S.A., Class E	16,378	424,682
Bancorp, Inc.*	12,161	77,466
BancorpSouth, Inc.	48,905	1,173,231
Bank of Marin Bancorp/California	2,057	109,844
Bank of the Ozarks, Inc.	38,036	1,881,261
Banner Corp.	10,054	461,076
Bar Harbor Bankshares	2,001	68,874
BBCN Bancorp, Inc.	40,151	691,400
Berkshire Hills Bancorp, Inc.	16,235	472,601
Blue Hills Bancorp, Inc.	9,202	140,883
BNC Bancorp	14,141	358,899
Boston Private Financial Holdings, Inc.	42,114	477,573
Bridge Bancorp, Inc.	5,161	157,049
Bryn Mawr Bank Corp.	7,748	222,523
BSB Bancorp, Inc./Massachusetts*	3,160	73,912
C1 Financial, Inc.*	2,122	51,374
Camden National Corp.	2,491	109,828
Capital Bank Financial Corp., Class A	12,018	384,336
Capital City Bank Group, Inc.	3,938	60,448
Cardinal Financial Corp.	17,893	407,066
Cascade Bancorp*	20,380	123,707
Cathay General Bancorp	40,515	1,269,335
CenterState Banks, Inc.	22,585	353,455
Central Pacific Financial Corp.	9,127	200,977
Century Bancorp, Inc./Massachusetts, Class A	1,095	47,589
Chemical Financial Corp.	17,816	610,554
Citizens & Northern Corp.	4,067	85,407
City Holding Co.	8,781	400,765
CNB Financial Corp./Pennsylvania	5,100	91,953
CoBiz Financial, Inc.	12,198	163,697
Columbia Banking System, Inc.	29,547	960,573
Community Bank System, Inc.	20,652	824,841

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Community Trust Bancorp, Inc.	7,765	$271,464
CommunityOne Bancorp*	4,277	57,611
ConnectOne Bancorp, Inc.	14,489	270,799
CU Bancorp*	6,095	154,569
Customers Bancorp, Inc.*	13,435	365,701
CVB Financial Corp.	53,662	907,961
Eagle Bancorp, Inc.*	15,601	787,382
Enterprise Bancorp, Inc./Massachusetts	2,401	54,863
Enterprise Financial Services Corp.	9,652	273,634
F.N.B. Corp./Pennsylvania	88,603	1,181,964
Farmers Capital Bank Corp.*	2,680	72,655
FCB Financial Holdings, Inc., Class A*	13,793	493,651
Fidelity Southern Corp.	5,942	132,566
Financial Institutions, Inc.	4,972	139,216
First Bancorp, Inc./Maine	4,483	91,767
First Bancorp/North Carolina	6,531	122,391
First BanCorp/Puerto Rico*	40,066	130,214
First Busey Corp.	11,300	233,119
First Business Financial Services, Inc.	3,154	78,882
First Citizens BancShares, Inc./North Carolina, Class A	3,803	981,820
First Commonwealth Financial Corp.	48,020	435,541
First Community Bancshares, Inc./Virginia	5,457	101,664
First Connecticut Bancorp, Inc./Connecticut	5,223	90,932
First Financial Bancorp	30,984	559,881
First Financial Bankshares, Inc.	31,878	961,759
First Financial Corp./Indiana	3,944	133,978
First Interstate BancSystem, Inc., Class A	9,248	268,839
First Merchants Corp.	20,286	515,670
First Midwest Bancorp, Inc./Illinois	40,498	746,378
First NBC Bank Holding Co.*	7,470	279,303
First of Long Island Corp.	4,292	128,760
FirstMerit Corp.	81,443	1,518,912
Flushing Financial Corp.	14,139	305,968
Franklin Financial Network, Inc.*	2,018	63,325
Fulton Financial Corp.	86,767	1,128,839
German American Bancorp, Inc.	4,437	147,841
Glacier Bancorp, Inc.	37,450	993,548
Great Southern Bancorp, Inc.	5,093	230,509
Great Western Bancorp, Inc.	20,290	588,816
Green Bancorp, Inc.*	3,571	37,424
Guaranty Bancorp	5,466	90,408
Hampton Roads Bankshares, Inc.*	11,687	21,504
Hancock Holding Co.	39,520	994,718
Hanmi Financial Corp.	16,090	381,655
Heartland Financial USA, Inc.	8,799	275,937
Heritage Commerce Corp.	7,729	92,439
Heritage Financial Corp./Washington	14,908	280,867
Heritage Oaks Bancorp	8,313	66,587
Hilltop Holdings, Inc.*	37,383	718,501

Home BancShares, Inc./Arkansas	29,022	$1,175,971
HomeTrust Bancshares, Inc.*	6,797	137,639
Horizon Bancorp/Indiana	4,112	114,972
IBERIABANK Corp.	18,283	1,006,845
Independent Bank Corp./Massachusetts	12,615	586,850
Independent Bank Corp./Michigan	7,861	119,723
Independent Bank Group, Inc.	3,450	110,400
International Bancshares Corp.	26,012	668,508
Investors Bancorp, Inc.	171,492	2,133,360
Lakeland Bancorp, Inc.	13,403	158,021
Lakeland Financial Corp.	9,043	421,585
LegacyTexas Financial Group, Inc.	24,121	603,507
Live Oak Bancshares, Inc.	1,319	18,730
MainSource Financial Group, Inc.	8,683	198,667
MB Financial, Inc.	36,687	1,187,558
Mercantile Bank Corp.	5,655	138,774
Merchants Bancshares, Inc./Vermont	1,622	51,077
Metro Bancorp, Inc.	4,212	132,173
MidWestOne Financial Group, Inc.	2,662	80,951
National Bank Holdings Corp., Class A	19,418	414,963
National Bankshares, Inc./Virginia	2,474	87,926
National Commerce Corp.*	2,068	51,803
National Penn Bancshares, Inc.	72,402	892,717
NBT Bancorp, Inc.	22,577	629,447
NewBridge Bancorp	12,116	147,573
OFG Bancorp	17,860	130,735
Old National Bancorp/Indiana	56,167	761,625
Old Second Bancorp, Inc.*	8,779	68,827
Opus Bank	3,591	132,759
Pacific Continental Corp.	6,192	92,137
Pacific Premier Bancorp, Inc.*	7,427	157,824
Park National Corp.	6,617	598,706
Park Sterling Corp.	16,436	120,312
Peapack-Gladstone Financial Corp.	5,146	106,111
Penns Woods Bancorp, Inc.	1,629	69,167
Peoples Bancorp, Inc./Ohio	6,541	123,232
Peoples Financial Services Corp.	2,698	102,740
People’s Utah Bancorp	366	6,299
Pinnacle Financial Partners, Inc.	17,788	913,592
Preferred Bank/California	3,928	129,703
PrivateBancorp, Inc.	38,808	1,591,904
Prosperity Bancshares, Inc.	35,001	1,675,148
QCR Holdings, Inc.	4,102	99,638
Renasant Corp.	20,685	711,771
Republic Bancorp, Inc./Kentucky, Class A	3,748	98,985
S&T Bancorp, Inc.	16,690	514,386
Sandy Spring Bancorp, Inc.	13,824	372,695
Seacoast Banking Corp. of Florida*	8,426	126,221
ServisFirst Bancshares, Inc.	10,978	521,784
Sierra Bancorp	4,368	77,095
Simmons First National Corp., Class A	14,762	758,176

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

South State Corp.	12,108	$871,171
Southside Bancshares, Inc.	11,792	283,244
Southwest Bancorp, Inc./Oklahoma	6,473	113,148
State Bank Financial Corp.	17,273	363,251
Sterling Bancorp/Delaware	59,838	970,572
Stock Yards Bancorp, Inc.	7,400	279,646
Stonegate Bank	3,744	123,028
Suffolk Bancorp	4,214	119,467
Sun Bancorp, Inc./New Jersey*	2,990	61,714
Talmer Bancorp, Inc., Class A	25,421	460,374
Texas Capital Bancshares, Inc.*	22,535	1,113,680
Tompkins Financial Corp.	7,325	411,372
Towne Bank/Virginia	22,714	474,041
TriCo Bancshares	11,803	323,874
TriState Capital Holdings, Inc.*	7,022	98,238
Triumph Bancorp, Inc.*	5,429	89,578
Trustmark Corp.	34,727	800,110
UMB Financial Corp.	20,004	931,186
Umpqua Holdings Corp.	108,421	1,723,894
Union Bankshares Corp.	22,727	573,629
United Bankshares, Inc./West Virginia	34,125	1,262,284
United Community Banks, Inc./Georgia	28,353	552,600
Univest Corp. of Pennsylvania	6,752	140,847
Valley National Bancorp	113,434	1,117,325
Washington Trust Bancorp, Inc.	8,167	322,760
Webster Financial Corp.	43,943	1,634,240
WesBanco, Inc.	18,249	547,835
West Bancorp, Inc.	5,533	109,277
Westamerica Bancorp	12,948	605,319
Western Alliance Bancorp*	41,455	1,486,576
Wilshire Bancorp, Inc.	33,626	388,380
Wintrust Financial Corp.	23,855	1,157,445
Yadkin Financial Corp.	12,554	315,984

		74,566,283

Capital Markets (1.3%)
Actua Corp.*	20,715	237,187
Arlington Asset Investment Corp., Class A	8,253	109,187
Ashford, Inc.*	365	19,436
Associated Capital Group, Inc., Class A*	2,921	89,090
BGC Partners, Inc., Class A	93,753	919,717
Calamos Asset Management, Inc., Class A	6,666	64,527
Cohen & Steers, Inc.	10,792	328,940
Cowen Group, Inc., Class A*	47,628	182,415
Diamond Hill Investment Group, Inc.	1,419	268,191
Evercore Partners, Inc., Class A	17,609	952,119
Fifth Street Asset Management, Inc.	2,570	8,378
Financial Engines, Inc.	26,573	894,713
GAMCO Investors, Inc., Class A	2,921	90,668
Greenhill & Co., Inc.	15,628	447,117
HFF, Inc., Class A	19,391	602,478
Houlihan Lokey, Inc.	4,298	112,651
INTL FCStone, Inc.*	5,199	173,959

Investment Technology Group, Inc.	17,853	$303,858
Janus Capital Group, Inc.	74,533	1,050,170
KCG Holdings, Inc., Class A*	14,222	175,073
Ladenburg Thalmann Financial Services, Inc.*	37,982	104,830
Medley Management, Inc., Class A	2,755	15,676
Moelis & Co., Class A	7,383	215,436
OM Asset Management plc	9,159	140,407
Oppenheimer Holdings, Inc., Class A	3,854	66,982
Piper Jaffray Cos.*	7,680	310,272
Pzena Investment Management, Inc., Class A	4,966	42,708
RCS Capital Corp., Class A*	17,773	5,412
Safeguard Scientifics, Inc.*	7,290	105,778
Stifel Financial Corp.*	32,832	1,390,764
Virtu Financial, Inc., Class A	6,825	154,518
Virtus Investment Partners, Inc.	3,714	436,246
Walter Investment Management Corp.*	18,472	262,672
Westwood Holdings Group, Inc.	2,777	144,654
WisdomTree Investments, Inc.	57,848	907,057
ZAIS Group Holdings, Inc.*	1,347	12,473

		11,345,759

Consumer Finance (0.4%)
Cash America International, Inc.	13,152	393,903
Encore Capital Group, Inc.*	12,745	370,625
Enova International, Inc.*	9,607	63,502
EZCORP, Inc., Class A*	23,176	115,648
First Cash Financial Services, Inc.*	15,073	564,183
Green Dot Corp., Class A*	20,862	342,554
JG Wentworth Co., Class A*	5,952	10,714
Nelnet, Inc., Class A	12,416	416,805
PRA Group, Inc.*	23,815	826,142
Regional Management Corp.*	3,907	60,441
World Acceptance Corp.*	2,423	89,893

		3,254,410

Diversified Financial Services (0.3%)
FNFV Group*	39,245	440,721
GAIN Capital Holdings, Inc.	11,627	94,295
MarketAxess Holdings, Inc.	18,368	2,049,685
Marlin Business Services Corp.	3,245	52,115
NewStar Financial, Inc.*	11,583	104,015
On Deck Capital, Inc.*	4,342	44,723
PICO Holdings, Inc.*	8,234	84,975
Resource America, Inc., Class A	5,415	33,194
Tiptree Financial, Inc., Class A	10,020	61,523

		2,965,246

Insurance (2.3%)
Ambac Financial Group, Inc.*	23,492	331,002
American Equity Investment Life Holding Co.	40,772	979,751
AMERISAFE, Inc.	9,541	485,637
Argo Group International Holdings Ltd.	13,733	821,783
Atlas Financial Holdings, Inc.*	4,030	80,197
Baldwin & Lyons, Inc., Class B	3,126	75,118
Citizens, Inc./Texas*	17,511	130,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CNO Financial Group, Inc.	92,329	$1,762,561
Crawford & Co., Class B	9,934	52,750
Donegal Group, Inc., Class A	3,019	42,508
eHealth, Inc.*	6,024	60,120
EMC Insurance Group, Inc.	2,676	67,703
Employers Holdings, Inc.	15,455	421,921
Enstar Group Ltd.*	4,772	715,991
FBL Financial Group, Inc., Class A	4,815	306,427
Federated National Holding Co.	5,142	151,998
Fidelity & Guaranty Life	3,618	91,789
First American Financial Corp.	52,915	1,899,648
Global Indemnity plc*	3,377	98,001
Greenlight Capital Reinsurance Ltd., Class A*	14,579	272,773
Hallmark Financial Services, Inc.*	7,541	88,154
HCI Group, Inc.	3,000	104,550
Heritage Insurance Holdings, Inc.	12,144	264,982
Horace Mann Educators Corp.	21,813	723,755
Independence Holding Co.	2,370	32,824
Infinity Property & Casualty Corp.	6,110	502,425
James River Group Holdings Ltd.	3,597	120,643
Kemper Corp.	21,402	797,224
Maiden Holdings Ltd.	27,422	408,862
MBIA, Inc.*	69,889	452,881
National General Holdings Corp.	20,568	449,616
National Interstate Corp.	2,561	68,379
National Western Life Group, Inc., Class A	1,058	266,553
Navigators Group, Inc.*	5,630	482,998
OneBeacon Insurance Group Ltd., Class A	7,056	87,565
Patriot National, Inc.*	3,536	23,727
Primerica, Inc.	24,143	1,140,274
RLI Corp.	21,346	1,318,115
Safety Insurance Group, Inc.	8,043	453,464
Selective Insurance Group, Inc.	27,922	937,621
State Auto Financial Corp.	5,131	105,647
State National Cos., Inc.	10,882	106,752
Stewart Information Services Corp.	11,638	434,447
Symetra Financial Corp.	36,855	1,170,883
Third Point Reinsurance Ltd.*	39,966	535,944
United Fire Group, Inc.	10,369	397,236
United Insurance Holdings Corp.	6,022	102,976
Universal Insurance Holdings, Inc.	16,441	381,102

		20,807,384

Real Estate Investment Trusts (REITs) (8.4%)
Acadia Realty Trust (REIT)	34,141	1,131,774
AG Mortgage Investment Trust, Inc. (REIT)	10,380	133,279
Agree Realty Corp. (REIT)	9,932	337,589
Alexander’s, Inc. (REIT)	1,099	422,137
Altisource Residential Corp. (REIT)	30,849	382,836
American Assets Trust, Inc. (REIT)	17,573	673,925
American Capital Mortgage Investment Corp. (REIT)	27,432	382,951
American Residential Properties, Inc. (REIT)	15,469	292,364
Anworth Mortgage Asset Corp. (REIT)	49,080	213,498

Apollo Commercial Real Estate Finance, Inc. (REIT)	29,299	$504,822
Apollo Residential Mortgage, Inc. (REIT)	13,452	160,751
Ares Commercial Real Estate Corp. (REIT)	10,018	114,606
Armada Hoffler Properties, Inc. (REIT)	9,322	97,695
ARMOUR Residential REIT, Inc. (REIT)	24,086	524,112
Ashford Hospitality Prime, Inc. (REIT)	9,464	137,228
Ashford Hospitality Trust, Inc. (REIT)	41,776	263,607
Bluerock Residential Growth REIT, Inc. (REIT)	6,398	75,816
Campus Crest Communities, Inc. (REIT)*	21,210	144,228
Capstead Mortgage Corp. (REIT)	49,531	432,901
CareTrust REIT, Inc. (REIT)	21,163	231,735
CatchMark Timber Trust, Inc. (REIT), Class A	14,041	158,804
Cedar Realty Trust, Inc. (REIT)	43,086	305,049
Chatham Lodging Trust (REIT)	19,294	395,141
Chesapeake Lodging Trust (REIT)	30,827	775,607
Colony Capital, Inc. (REIT), Class A	56,280	1,096,334
CorEnergy Infrastructure Trust, Inc. (REIT)	4,314	64,023
CoreSite Realty Corp. (REIT)	12,412	704,009
Cousins Properties, Inc. (REIT)	106,455	1,003,871
CubeSmart (REIT)	80,958	2,478,934
CyrusOne, Inc. (REIT)	32,591	1,220,533
CYS Investments, Inc. (REIT)	86,628	617,658
DCT Industrial Trust, Inc. (REIT)	43,239	1,615,841
DiamondRock Hospitality Co. (REIT)	102,833	992,338
DuPont Fabros Technology, Inc. (REIT)	32,488	1,032,794
Dynex Capital, Inc. (REIT)	20,588	130,734
Easterly Government Properties, Inc. (REIT)	5,159	88,632
EastGroup Properties, Inc. (REIT)	16,829	935,861
Education Realty Trust, Inc. (REIT)	26,774	1,014,199
EPR Properties (REIT)	28,248	1,651,096
Equity One, Inc. (REIT)	37,092	1,007,048
FelCor Lodging Trust, Inc. (REIT)	69,410	506,693
First Industrial Realty Trust, Inc. (REIT)	54,588	1,208,032
First Potomac Realty Trust (REIT)	33,206	378,548
Franklin Street Properties Corp. (REIT)	48,908	506,198
Geo Group, Inc. (REIT)	37,335	1,079,355
Getty Realty Corp. (REIT)	8,999	154,333
Gladstone Commercial Corp. (REIT)	7,863	114,721
Government Properties Income Trust (REIT)	32,912	522,313
Gramercy Property Trust (REIT)	207,233	1,599,837
Great Ajax Corp. (REIT)	2,258	27,367

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	16,583	$313,750
Hatteras Financial Corp. (REIT)	52,160	685,904
Healthcare Realty Trust, Inc. (REIT)	49,787	1,409,968
Hersha Hospitality Trust (REIT)	25,661	558,383
Highwoods Properties, Inc. (REIT)#	46,208	2,014,669
Hudson Pacific Properties, Inc. (REIT)	37,255	1,048,356
Independence Realty Trust, Inc. (REIT)	12,266	92,118
InfraREIT, Inc. (REIT)	10,263	189,866
Inland Real Estate Corp. (REIT)	49,817	529,057
Invesco Mortgage Capital, Inc. (REIT)	65,251	808,460
Investors Real Estate Trust (REIT)	63,156	438,934
iStar, Inc. (REIT)*	41,111	482,232
Kite Realty Group Trust (REIT)	41,252	1,069,664
Ladder Capital Corp. (REIT)	20,215	251,070
LaSalle Hotel Properties (REIT)	54,780	1,378,265
Lexington Realty Trust (REIT)	101,465	811,720
LTC Properties, Inc. (REIT)	18,572	801,196
Mack-Cali Realty Corp. (REIT)	44,099	1,029,712
Medical Properties Trust, Inc. (REIT)	115,171	1,325,618
Monmouth Real Estate Investment Corp. (REIT)	31,078	325,076
Monogram Residential Trust, Inc. (REIT)	82,990	809,982
National Health Investors, Inc. (REIT)	19,322	1,176,130
National Storage Affiliates Trust (REIT)	8,873	151,995
New Residential Investment Corp. (REIT)	111,970	1,361,555
New Senior Investment Group, Inc. (REIT)	39,287	387,370
New York Mortgage Trust, Inc. (REIT)	56,416	300,697
New York REIT, Inc. (REIT)	81,358	935,617
NexPoint Residential Trust, Inc. (REIT)	7,248	94,876
One Liberty Properties, Inc. (REIT)	4,962	106,485
Orchid Island Capital, Inc. (REIT)	8,290	82,320
Parkway Properties, Inc. (REIT)	42,862	669,933
Pebblebrook Hotel Trust (REIT)	34,869	977,029
Pennsylvania Real Estate Investment Trust (REIT)	34,005	743,689
PennyMac Mortgage Investment Trust (REIT)‡	23,870	364,256
Physicians Realty Trust (REIT)	37,551	633,110
Potlatch Corp. (REIT)	19,924	602,502
Preferred Apartment Communities, Inc. (REIT), Class A	8,581	112,239
PS Business Parks, Inc. (REIT)	10,261	897,119
QTS Realty Trust, Inc. (REIT), Class A	13,567	612,007
RAIT Financial Trust (REIT)	39,972	107,924

Ramco-Gershenson Properties Trust (REIT)	42,391	$704,115
Redwood Trust, Inc. (REIT)	43,941	580,021
Resource Capital Corp. (REIT)	14,399	183,731
Retail Opportunity Investments Corp. (REIT)	50,267	899,779
Rexford Industrial Realty, Inc. (REIT)	27,764	454,219
RLJ Lodging Trust (REIT)	65,327	1,413,023
Rouse Properties, Inc. (REIT)	19,611	285,536
Ryman Hospitality Properties, Inc. (REIT)	22,213	1,147,079
Sabra Health Care REIT, Inc. (REIT)	31,662	640,522
Saul Centers, Inc. (REIT)	4,930	252,761
Select Income REIT (REIT)	31,154	617,472
Silver Bay Realty Trust Corp. (REIT)	19,362	303,209
Sovran Self Storage, Inc. (REIT)	17,633	1,892,197
STAG Industrial, Inc. (REIT)	30,833	568,869
Starwood Waypoint Residential Trust (REIT)	5,500	124,520
STORE Capital Corp. (REIT)	19,053	442,030
Summit Hotel Properties, Inc. (REIT)	44,999	537,738
Sun Communities, Inc. (REIT)	23,819	1,632,316
Sunstone Hotel Investors, Inc. (REIT)	102,421	1,279,238
Terreno Realty Corp. (REIT)	21,007	475,178
UMH Properties, Inc. (REIT)	8,205	83,035
United Development Funding IV (REIT)	15,318	168,498
Universal Health Realty Income Trust (REIT)	4,041	202,090
Urban Edge Properties (REIT)	41,935	983,376
Urstadt Biddle Properties, Inc. (REIT), Class A	11,545	222,126
Washington Real Estate Investment Trust (REIT)	33,924	917,983
Western Asset Mortgage Capital Corp. (REIT)	15,593	159,360
Whitestone REIT (REIT)	9,269	111,321
Xenia Hotels & Resorts, Inc. (REIT)	55,409	849,420

		74,865,372

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	24,841	877,136
Altisource Asset Management Corp.*	339	5,817
Altisource Portfolio Solutions S.A.*	4,872	135,490
AV Homes, Inc.*	4,592	58,824
Consolidated-Tomoka Land Co.	1,770	93,297
Forestar Group, Inc.*	15,074	164,910
FRP Holdings, Inc.*	2,381	80,811
Kennedy-Wilson Holdings, Inc.	45,772	1,102,190
Marcus & Millichap, Inc.*	4,932	143,718
RE/MAX Holdings, Inc., Class A	4,123	153,788
RMR Group, Inc., Class A*	907	13,068
St. Joe Co.*	13,195	244,239
Tejon Ranch Co.*	5,081	97,301

		3,170,589

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (1.9%)
Anchor BanCorp Wisconsin, Inc.*	2,835	$123,379
Astoria Financial Corp.	46,204	732,333
Bank Mutual Corp.	16,375	127,725
BankFinancial Corp.	6,219	78,546
BBX Capital Corp., Class A*	1,086	16,996
Bear State Financial, Inc.*	4,264	46,179
Beneficial Bancorp, Inc.*	40,585	540,592
BofI Holding, Inc.*	30,264	637,057
Brookline Bancorp, Inc.	36,877	424,086
Capitol Federal Financial, Inc.	69,147	868,486
Charter Financial Corp./Maryland	6,169	81,493
Clifton Bancorp, Inc.	9,276	133,018
Dime Community Bancshares, Inc.	15,147	264,921
Essent Group Ltd.*	27,083	592,847
EverBank Financial Corp.	48,427	773,863
Federal Agricultural Mortgage Corp., Class C	3,927	123,975
First Defiance Financial Corp.	3,299	124,636
Flagstar Bancorp, Inc.*	7,067	163,318
Fox Chase Bancorp, Inc.	4,341	88,079
Hingham Institution for Savings	508	60,858
HomeStreet, Inc.*	7,638	165,821
Impac Mortgage Holdings, Inc.*	3,154	56,772
Kearny Financial Corp.	45,817	580,501
LendingTree, Inc.*	2,791	249,181
Meridian Bancorp, Inc.	27,447	387,003
Meta Financial Group, Inc.	2,546	116,938
MGIC Investment Corp.*	166,949	1,474,160
Nationstar Mortgage Holdings, Inc.*	19,308	258,148
NMI Holdings, Inc., Class A*	17,731	120,039
Northfield Bancorp, Inc.	24,069	383,179
Northwest Bancshares, Inc.	53,556	717,115
OceanFirst Financial Corp.	4,406	88,252
Ocwen Financial Corp.*	52,441	365,514
Oritani Financial Corp.	22,640	373,560
PennyMac Financial Services, Inc., Class A*‡	2,508	38,523
PHH Corp.*	26,763	433,561
Provident Financial Services, Inc.	33,702	679,095
Radian Group, Inc.	96,614	1,293,661
Stonegate Mortgage Corp.*	5,794	31,577
Territorial Bancorp, Inc.	2,866	79,503
TrustCo Bank Corp.	48,269	296,372
United Community Financial Corp./Ohio	18,357	108,306
United Financial Bancorp, Inc.	27,101	349,061
Walker & Dunlop, Inc.*	13,040	375,682
Washington Federal, Inc.	47,414	1,129,876
Waterstone Financial, Inc.	9,179	129,424
WSFS Financial Corp.	15,849	512,874

		16,796,085

Total Financials		207,771,128

Health Care (15.1%)
Biotechnology (5.9%)
Abeona Therapeutics, Inc.*	5,561	18,685
ACADIA Pharmaceuticals, Inc.*	39,076	1,393,059
Acceleron Pharma, Inc.*	10,548	514,320
Achillion Pharmaceuticals, Inc.*	58,594	632,229

Acorda Therapeutics, Inc.*	22,455	$960,625
Adamas Pharmaceuticals, Inc.*	3,711	105,096
Aduro Biotech, Inc.*	5,346	150,436
Advaxis, Inc.*	15,541	156,342
Aegerion Pharmaceuticals, Inc.*	9,239	93,314
Affimed N.V.*	5,553	39,537
Agenus, Inc.*	38,678	175,598
Aimmune Therapeutics, Inc.*	3,993	73,671
Akebia Therapeutics, Inc.*	8,470	109,432
Alder Biopharmaceuticals, Inc.*	11,088	366,237
AMAG Pharmaceuticals, Inc.*	14,529	438,630
Amicus Therapeutics, Inc.*	56,896	551,891
Anacor Pharmaceuticals, Inc.*	20,148	2,276,120
Anthera Pharmaceuticals, Inc.*	14,398	66,807
Applied Genetic Technologies Corp.*	3,059	62,404
Ardelyx, Inc.*	5,840	105,821
Arena Pharmaceuticals, Inc.*	118,647	225,429
ARIAD Pharmaceuticals, Inc.*	88,635	553,969
Array BioPharma, Inc.*	70,715	298,417
Arrowhead Research Corp.*	21,717	133,560
Asterias Biotherapeutics, Inc.*	3,763	14,789
Atara Biotherapeutics, Inc.*	8,121	214,476
aTyr Pharma, Inc.*	2,251	22,127
Avalanche Biotechnologies, Inc.*	7,101	67,602
Axovant Sciences Ltd.*	4,820	86,905
Bellicum Pharmaceuticals, Inc.*	6,269	127,073
BioCryst Pharmaceuticals, Inc.*	37,721	389,281
BioSpecifics Technologies Corp.*	1,808	77,690
BioTime, Inc.*	19,704	80,786
Blueprint Medicines Corp.*	5,907	155,590
Calithera Biosciences, Inc.*	4,031	30,877
Cara Therapeutics, Inc.*	7,038	118,661
Catabasis Pharmaceuticals, Inc.*	917	7,272
Catalyst Pharmaceuticals, Inc.*	28,398	69,575
Celldex Therapeutics, Inc.*	48,995	768,242
Cellular Biomedicine Group, Inc.*	3,548	76,247
Cepheid, Inc.*	35,256	1,287,902
ChemoCentryx, Inc.*	10,297	83,406
Chiasma, Inc.*	2,438	47,712
Chimerix, Inc.*	21,720	194,394
Cidara Therapeutics, Inc.*	1,804	30,957
Clovis Oncology, Inc.*	14,076	492,660
Coherus Biosciences, Inc.*	11,460	263,122
Concert Pharmaceuticals, Inc.*	5,640	106,991
CorMedix, Inc.*	13,405	27,212
CTI BioPharma Corp.*	60,091	73,912
Curis, Inc.*	40,153	116,845
Cytokinetics, Inc.*	12,078	126,336
CytomX Therapeutics, Inc.*	2,652	55,347
CytRx Corp.*	21,835	57,863
Dicerna Pharmaceuticals, Inc.*	5,466	64,881
Dyax Corp.*	70,092	2,636,861
Dynavax Technologies Corp.*	17,869	431,715
Eagle Pharmaceuticals, Inc.*	4,202	372,591
Edge Therapeutics, Inc.*	2,910	36,375
Emergent BioSolutions, Inc.*	16,160	646,562
Enanta Pharmaceuticals, Inc.*	7,336	242,235
Epizyme, Inc.*	13,921	223,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Esperion Therapeutics, Inc.*	6,682	$148,741
Exact Sciences Corp.*	46,693	430,976
Exelixis, Inc.*	110,241	621,759
Fibrocell Science, Inc.*	9,727	44,258
FibroGen, Inc.*	23,414	713,425
Five Prime Therapeutics, Inc.*	10,807	448,490
Flexion Therapeutics, Inc.*	5,029	96,909
Foundation Medicine, Inc.*	4,371	92,053
Galena Biopharma, Inc.*	58,561	86,085
Genocea Biosciences, Inc.*	7,404	39,019
Genomic Health, Inc.*	9,111	320,707
Geron Corp.*	80,127	387,815
Global Blood Therapeutics, Inc.*	4,082	131,971
Halozyme Therapeutics, Inc.*	51,003	883,882
Heron Therapeutics, Inc.*	13,517	360,904
Idera Pharmaceuticals, Inc.*	30,989	95,756
Ignyta, Inc.*	7,639	102,363
Immune Design Corp.*	4,054	81,404
ImmunoGen, Inc.*	42,791	580,674
Immunomedics, Inc.*	43,136	132,428
Infinity Pharmaceuticals, Inc.*	18,944	148,710
Inovio Pharmaceuticals, Inc.*	33,834	227,364
Insmed, Inc.*	30,452	552,704
Insys Therapeutics, Inc.*	11,397	326,296
Invitae Corp.*	2,728	22,397
Ironwood Pharmaceuticals, Inc.*	65,693	761,382
Karyopharm Therapeutics, Inc.*	8,292	109,869
Keryx Biopharmaceuticals, Inc.*	49,772	251,349
Kite Pharma, Inc.*	14,234	877,099
La Jolla Pharmaceutical Co.*	4,800	129,600
Lexicon Pharmaceuticals, Inc.*	19,697	262,167
Ligand Pharmaceuticals, Inc.*	9,141	991,067
Lion Biotechnologies, Inc.*	16,225	125,257
Loxo Oncology, Inc.*	2,761	78,550
MacroGenics, Inc.*	14,966	463,497
MannKind Corp.*	126,438	183,335
Medgenics, Inc.*	5,781	34,802
Merrimack Pharmaceuticals, Inc.*	57,396	453,428
MiMedx Group, Inc.*	57,570	539,431
Mirati Therapeutics, Inc.*	5,575	176,170
Momenta Pharmaceuticals, Inc.*	31,788	471,734
Myriad Genetics, Inc.*	34,176	1,475,036
NantKwest, Inc.*†	2,190	32,260
Natera, Inc.*	3,288	35,510
Navidea Biopharmaceuticals, Inc.*	56,412	75,028
Neurocrine Biosciences, Inc.*	41,191	2,330,175
NewLink Genetics Corp.*	10,597	385,625
Nivalis Therapeutics, Inc.*	1,420	10,991
Northwest Biotherapeutics, Inc.*	18,078	57,850
Novavax, Inc.*	134,033	1,124,537
Ocata Therapeutics, Inc.*	13,874	116,819
OncoMed Pharmaceuticals, Inc.*	7,469	168,351
Oncothyreon, Inc.*	33,546	74,472
Ophthotech Corp.*	11,609	911,655
Orexigen Therapeutics, Inc.*	56,473	97,134
Organovo Holdings, Inc.*	31,350	78,061
Osiris Therapeutics, Inc.	6,914	71,767
Otonomy, Inc.*	5,319	147,602
OvaScience, Inc.*	10,944	106,923
PDL BioPharma, Inc.	90,109	318,986
Peregrine Pharmaceuticals, Inc.*	70,877	82,926

Pfenex, Inc.*	5,894	$72,968
Portola Pharmaceuticals, Inc.*	24,071	1,238,453
Progenics Pharmaceuticals, Inc.*	34,440	211,117
Proteon Therapeutics, Inc.*	2,666	41,350
Prothena Corp. plc*	14,962	1,019,062
PTC Therapeutics, Inc.*	16,557	536,447
Radius Health, Inc.*	15,687	965,378
Raptor Pharmaceutical Corp.*	40,272	209,414
REGENXBIO, Inc.*	2,506	41,600
Regulus Therapeutics, Inc.*	10,270	89,554
Repligen Corp.*	17,393	492,048
Retrophin, Inc.*	16,265	313,752
Rigel Pharmaceuticals, Inc.*	33,677	102,041
Sage Therapeutics, Inc.*	6,442	375,569
Sangamo BioSciences, Inc.*	35,380	323,019
Sarepta Therapeutics, Inc.*	22,473	867,008
Seres Therapeutics, Inc.*	2,989	104,884
Sorrento Therapeutics, Inc.*	15,287	133,150
Spark Therapeutics, Inc.*	3,985	180,560
Spectrum Pharmaceuticals, Inc.*	23,588	142,236
Stemline Therapeutics, Inc.*	5,559	35,077
Synergy Pharmaceuticals, Inc.*	48,849	276,974
Synta Pharmaceuticals Corp.*	32,573	11,466
T2 Biosystems, Inc.*	3,214	35,161
TESARO, Inc.*	11,246	588,391
TG Therapeutics, Inc.*	17,027	203,132
Threshold Pharmaceuticals, Inc.*	22,432	10,765
Tobira Therapeutics, Inc.*	820	8,241
Tokai Pharmaceuticals, Inc.*	3,407	29,709
Trevena, Inc.*	10,771	113,095
Trovagene, Inc.*	10,608	57,283
Ultragenyx Pharmaceutical, Inc.*	18,552	2,081,163
Vanda Pharmaceuticals, Inc.*	21,694	201,971
Verastem, Inc.*	11,710	21,781
Versartis, Inc.*	8,091	100,247
Vitae Pharmaceuticals, Inc.*	4,760	86,156
Vital Therapies, Inc.*	5,960	68,659
Voyager Therapeutics, Inc.*	1,989	43,559
vTv Therapeutics, Inc., Class A*	1,704	11,604
XBiotech, Inc.*	3,366	36,588
Xencor, Inc.*	14,397	210,484
XOMA Corp.*	33,378	44,393
Zafgen, Inc.*	5,947	37,407
ZIOPHARM Oncology, Inc.*	53,401	443,762

		52,331,928

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.	11,667	649,619
ABIOMED, Inc.*	20,734	1,871,866
Accuray, Inc.*	39,265	265,039
Analogic Corp.	6,796	561,350
AngioDynamics, Inc.*	8,549	103,785
Anika Therapeutics, Inc.*	7,326	279,560
Antares Pharma, Inc.*	74,922	90,656
AtriCure, Inc.*	14,155	317,638
Atrion Corp.	699	266,459
Cantel Medical Corp.	16,884	1,049,172
Cardiovascular Systems, Inc.*	16,432	248,452
Cerus Corp.*	45,979	290,587
ConforMIS, Inc.*	3,485	60,256
CONMED Corp.	13,581	598,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Corindus Vascular Robotics, Inc.*	8,504	$27,298
CryoLife, Inc.	8,575	92,439
Cutera, Inc.*	4,743	60,663
Cynosure, Inc., Class A*	11,658	520,763
EndoChoice Holdings, Inc.*	1,905	15,907
Endologix, Inc.*	37,014	366,439
Entellus Medical, Inc.*	2,207	37,210
Exactech, Inc.*	4,082	74,088
GenMark Diagnostics, Inc.*	22,049	171,100
Glaukos Corp.*	2,513	62,046
Globus Medical, Inc., Class A*	33,781	939,787
Greatbatch, Inc.*	12,619	662,498
Haemonetics Corp.*	25,355	817,445
Halyard Health, Inc.*	22,908	765,356
HeartWare International, Inc.*	8,885	447,804
ICU Medical, Inc.*	7,117	802,655
Inogen, Inc.*	7,780	311,900
Insulet Corp.*	28,572	1,080,307
Integra LifeSciences Holdings Corp.*	13,807	935,838
Invacare Corp.	16,331	283,996
InVivo Therapeutics Holdings Corp.*	9,794	70,517
Invuity, Inc.*	1,364	12,030
iRadimed Corp.*	1,051	29,460
K2M Group Holdings, Inc.*	8,926	176,199
Lantheus Holdings, Inc.*	4,034	13,635
LDR Holding Corp.*	11,822	296,850
LeMaitre Vascular, Inc.	4,236	73,071
LivaNova plc*	21,849	1,297,175
Masimo Corp.*	22,360	928,164
Meridian Bioscience, Inc.	20,363	417,849
Merit Medical Systems, Inc.*	24,265	451,086
Natus Medical, Inc.*	16,342	785,233
Neogen Corp.*	19,317	1,091,797
Nevro Corp.*	8,014	541,025
Novocure Ltd.*	2,920	65,291
NuVasive, Inc.*	23,403	1,266,336
NxStage Medical, Inc.*	30,475	667,707
OraSure Technologies, Inc.*	31,411	202,287
Orthofix International N.V.*	9,071	355,674
Oxford Immunotec Global plc*	7,281	83,731
Penumbra, Inc.*	1,591	85,612
Quidel Corp.*	16,670	353,404
Rockwell Medical, Inc.*	24,619	252,099
RTI Surgical, Inc.*	20,883	82,906
SeaSpine Holdings Corp.*	3,518	60,439
Second Sight Medical Products, Inc.*	4,350	25,622
Sientra, Inc.*	2,572	15,226
Spectranetics Corp.*	22,341	336,455
STAAR Surgical Co.*	14,034	100,203
STERIS plc	42,797	3,224,326
SurModics, Inc.*	7,892	159,971
Tandem Diabetes Care, Inc.*	6,430	75,938
TransEnterix, Inc.*	14,673	36,389
Unilife Corp.*	43,111	21,344
Utah Medical Products, Inc.	1,282	75,048
Vascular Solutions, Inc.*	8,550	294,035
Veracyte, Inc.*	4,741	34,135
West Pharmaceutical Services, Inc.	35,393	2,131,366

Wright Medical Group N.V.*	45,172	$1,092,259
Zeltiq Aesthetics, Inc.*	14,921	425,696

		32,835,811

Health Care Providers & Services (2.5%)
AAC Holdings, Inc.*	4,794	91,374
Aceto Corp.	15,343	413,954
Addus HomeCare Corp.*	2,248	52,333
Adeptus Health, Inc., Class A*	3,161	172,338
Air Methods Corp.*	19,712	826,524
Alliance HealthCare Services, Inc.*	1,970	18,085
Almost Family, Inc.*	2,383	91,102
Amedisys, Inc.*	13,775	541,633
AMN Healthcare Services, Inc.*	25,268	784,571
Amsurg Corp.*	25,091	1,906,916
BioScrip, Inc.*	24,323	42,565
BioTelemetry, Inc.*	9,823	114,733
Capital Senior Living Corp.*	15,079	314,548
Chemed Corp.	8,679	1,300,114
Civitas Solutions, Inc.*	6,717	193,382
CorVel Corp.*	2,997	131,628
Cross Country Healthcare, Inc.*	15,721	257,667
Diplomat Pharmacy, Inc.*	17,738	606,994
Ensign Group, Inc.	26,948	609,833
ExamWorks Group, Inc.*	19,647	522,610
Five Star Quality Care, Inc.*	15,142	48,152
Genesis Healthcare, Inc.*	18,511	64,233
Hanger, Inc.*	19,178	315,478
HealthEquity, Inc.*	17,795	446,121
HealthSouth Corp.	44,812	1,559,906
Healthways, Inc.*	13,018	167,542
Kindred Healthcare, Inc.	40,658	484,237
Landauer, Inc.	5,494	180,863
LHC Group, Inc.*	7,035	318,615
Magellan Health, Inc.*	12,581	775,745
Molina Healthcare, Inc.*	19,266	1,158,465
National HealthCare Corp.	6,026	371,804
National Research Corp., Class A	8,229	131,993
Nobilis Health Corp.*	11,478	32,368
Owens & Minor, Inc.	32,196	1,158,412
PharMerica Corp.*	16,279	569,765
Providence Service Corp.*	6,525	306,153
RadNet, Inc.*	12,806	79,141
Select Medical Holdings Corp.	51,723	616,021
Surgery Partners, Inc.*	5,476	112,203
Surgical Care Affiliates, Inc.*	10,582	421,269
Team Health Holdings, Inc.*	35,490	1,557,656
Teladoc, Inc.*	3,341	60,004
Triple-S Management Corp., Class B*	12,502	298,923
Trupanion, Inc.*	5,373	52,441
U.S. Physical Therapy, Inc.	6,156	330,454
Universal American Corp.	21,608	151,256
WellCare Health Plans, Inc.*	21,714	1,698,252

		22,460,376

Health Care Technology (0.6%)
Castlight Health, Inc., Class B*	13,916	59,421
Computer Programs & Systems, Inc.	5,997	298,351
Connecture, Inc.*	2,717	9,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Evolent Health, Inc., Class A*	4,563	$55,258
HealthStream, Inc.*	11,730	258,060
HMS Holdings Corp.*	44,431	548,278
Imprivata, Inc.*	3,652	41,268
MedAssets, Inc.*	31,366	970,464
Medidata Solutions, Inc.*	26,709	1,316,487
Omnicell, Inc.*	19,283	599,316
Press Ganey Holdings, Inc.*	5,992	189,048
Quality Systems, Inc.	26,495	427,099
Vocera Communications, Inc.*	9,514	116,071

		4,888,929

Life Sciences Tools & Services (0.6%)
Accelerate Diagnostics, Inc.*	11,942	256,634
Affymetrix, Inc.*	42,908	432,942
Albany Molecular Research, Inc.*	9,676	192,069
Cambrex Corp.*	15,803	744,163
Fluidigm Corp.*	14,823	160,237
Harvard Bioscience, Inc.*	10,923	37,903
INC Research Holdings, Inc., Class A*	6,671	323,610
Luminex Corp.*	20,790	444,698
NanoString Technologies, Inc.*	4,988	73,373
NeoGenomics, Inc.*	18,865	148,467
Pacific Biosciences of California, Inc.*	28,344	372,157
PAREXEL International Corp.*	27,114	1,847,006
PRA Health Sciences, Inc.*	9,944	450,165
Sequenom, Inc.*	38,646	63,379

		5,546,803

Pharmaceuticals (1.8%)
Aclaris Therapeutics, Inc.*	1,989	53,584
Aerie Pharmaceuticals, Inc.*	7,192	175,125
Agile Therapeutics, Inc.*	3,997	39,011
Alimera Sciences, Inc.*	12,055	29,173
Amphastar Pharmaceuticals, Inc.*	15,300	217,719
ANI Pharmaceuticals, Inc.*	4,281	193,180
Aratana Therapeutics, Inc.*	10,995	61,352
Assembly Biosciences, Inc.*	5,382	40,419
BioDelivery Sciences International, Inc.*	25,076	120,114
Carbylan Therapeutics, Inc.*	4,486	16,239
Catalent, Inc.*	41,044	1,027,331
Cempra, Inc.*	14,958	465,643
Collegium Pharmaceutical, Inc.*	2,340	64,350
Corcept Therapeutics, Inc.*	24,357	121,298
Corium International, Inc.*	4,492	36,475
Depomed, Inc.*	30,901	560,235
Dermira, Inc.*	8,264	286,017
Durect Corp.*	42,081	92,999
Endocyte, Inc.*	14,650	58,746
Flex Pharma, Inc.*	2,289	28,498
Foamix Pharmaceuticals Ltd.*	8,655	70,192
Heska Corp.*	2,362	91,362
Impax Laboratories, Inc.*	36,490	1,560,312
Intersect ENT, Inc.*	9,286	208,935
Intra-Cellular Therapies, Inc.*	10,978	590,507
Lannett Co., Inc.*	14,416	578,370
Medicines Co.*	32,261	1,204,626
Nektar Therapeutics*	63,787	1,074,811

Neos Therapeutics, Inc.*	2,124	$30,416
Ocular Therapeutix, Inc.*	8,001	74,969
Omeros Corp.*	17,993	283,030
Pacira Pharmaceuticals, Inc.*	18,435	1,415,624
Paratek Pharmaceuticals, Inc.*	4,341	82,349
Pernix Therapeutics Holdings, Inc.*	17,073	50,365
Phibro Animal Health Corp., Class A	8,555	257,762
POZEN, Inc.*	10,605	72,432
Prestige Brands Holdings, Inc.*	25,654	1,320,668
Relypsa, Inc.*	16,053	454,942
Revance Therapeutics, Inc.*	8,843	302,077
Sagent Pharmaceuticals, Inc.*	8,060	128,235
SciClone Pharmaceuticals, Inc.*	24,301	223,569
Sucampo Pharmaceuticals, Inc., Class A*	13,735	237,478
Supernus Pharmaceuticals, Inc.*	17,120	230,093
Teligent, Inc.*	15,859	141,145
Tetraphase Pharmaceuticals, Inc.*	18,310	183,649
TherapeuticsMD, Inc.*	62,790	651,132
Theravance Biopharma, Inc.*	8,504	139,381
Theravance, Inc.	44,446	468,461
VIVUS, Inc.*	39,748	40,543
XenoPort, Inc.*	24,566	134,867
Zogenix, Inc.*	9,071	133,707
Zynerba Pharmaceuticals, Inc.*	1,235	12,436

		16,135,953

Total Health Care		134,199,800

Industrials (11.1%)
Aerospace & Defense (1.3%)
AAR Corp.	18,821	494,804
Aerojet Rocketdyne Holdings, Inc.*	31,128	487,464
Aerovironment, Inc.*	7,065	208,206
American Science & Engineering, Inc.	2,634	108,995
Astronics Corp.*	11,165	454,527
Cubic Corp.	11,494	543,091
Curtiss-Wright Corp.	23,518	1,610,983
DigitalGlobe, Inc.*	35,493	555,820
Ducommun, Inc.*	4,108	66,632
Engility Holdings, Inc.	8,640	280,627
Esterline Technologies Corp.*	14,792	1,198,152
HEICO Corp.	9,502	516,529
HEICO Corp., Class A	19,542	961,466
KEYW Holding Corp.*	11,857	71,379
KLX, Inc.*	25,924	798,200
Kratos Defense & Security Solutions, Inc.*	16,256	66,650
Moog, Inc., Class A*	17,937	1,086,982
National Presto Industries, Inc.	1,732	143,514
Sparton Corp.*	3,590	71,764
TASER International, Inc.*	27,155	469,510
Teledyne Technologies, Inc.*	17,491	1,551,452
Vectrus, Inc.*	3,994	83,435

		11,830,182

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	17,829	$179,716
Atlas Air Worldwide Holdings, Inc.*	12,150	502,281
Echo Global Logistics, Inc.*	14,660	298,917
Forward Air Corp.	15,782	678,784
Hub Group, Inc., Class A*	17,977	592,342
Park-Ohio Holdings Corp.	2,898	106,589
Radiant Logistics, Inc.*	11,051	37,905
UTi Worldwide, Inc.*	46,386	326,094
XPO Logistics, Inc.*	35,128	957,238

		3,679,866

Airlines (0.3%)
Allegiant Travel Co.	6,739	1,131,006
Hawaiian Holdings, Inc.*	23,629	834,813
Republic Airways Holdings, Inc.*	18,945	74,454
SkyWest, Inc.	26,318	500,568
Virgin America, Inc.*	12,314	443,427

		2,984,268

Building Products (0.9%)
AAON, Inc.	19,700	457,434
Advanced Drainage Systems, Inc.	16,715	401,662
American Woodmark Corp.*	6,331	506,353
Apogee Enterprises, Inc.	14,071	612,229
Builders FirstSource, Inc.*	24,246	268,646
Continental Building Products, Inc.*	15,124	264,065
Gibraltar Industries, Inc.*	14,980	381,091
Griffon Corp.	16,302	290,176
Insteel Industries, Inc.	6,118	127,989
Masonite International Corp.*	14,887	911,531
NCI Building Systems, Inc.*	9,881	122,623
Nortek, Inc.*	4,312	188,089
Patrick Industries, Inc.*	6,075	264,263
PGT, Inc.*	22,878	260,580
Ply Gem Holdings, Inc.*	7,868	98,665
Quanex Building Products Corp.	16,544	344,942
Simpson Manufacturing Co., Inc.	20,576	702,670
Trex Co., Inc.*	15,492	589,316
Universal Forest Products, Inc.	9,838	672,624

		7,464,948

Commercial Services & Supplies (1.9%)
ABM Industries, Inc.	28,860	821,644
ACCO Brands Corp.*	55,685	397,034
ARC Document Solutions, Inc.*	15,078	66,645
Brady Corp., Class A	23,367	536,974
Brink’s Co.	24,086	695,122
Casella Waste Systems, Inc., Class A*	15,277	91,356
CECO Environmental Corp.	9,021	69,281
Civeo Corp.*	38,524	54,704
Deluxe Corp.	24,172	1,318,341
Ennis, Inc.	9,260	178,255
Essendant, Inc.	19,521	634,628
G&K Services, Inc., Class A	9,559	601,261
Healthcare Services Group, Inc.	35,299	1,230,876
Heritage-Crystal Clean, Inc.*	4,562	48,357
Herman Miller, Inc.	30,688	880,746

HNI Corp.	22,593	$814,704
InnerWorkings, Inc.*	13,702	102,765
Interface, Inc.	32,789	627,581
Kimball International, Inc., Class B	11,310	110,499
Knoll, Inc.	25,612	481,506
Matthews International Corp., Class A	15,947	852,367
McGrath RentCorp	13,017	327,898
Mobile Mini, Inc.	22,351	695,787
MSA Safety, Inc.	15,538	675,437
Multi-Color Corp.	6,713	401,505
NL Industries, Inc.*	2,063	6,271
Quad/Graphics, Inc.	9,954	92,572
SP Plus Corp.*	5,607	134,007
Steelcase, Inc., Class A	40,142	598,116
Team, Inc.*	10,254	327,718
Tetra Tech, Inc.	29,315	762,776
TRC Cos., Inc.*	6,153	56,915
U.S. Ecology, Inc.	11,711	426,749
UniFirst Corp.	7,143	744,301
Viad Corp.	8,688	245,262
West Corp.	25,349	546,778

		16,656,738

Construction & Engineering (0.7%)
Aegion Corp.*	18,086	349,241
Ameresco, Inc., Class A*	7,754	48,463
Argan, Inc.	4,477	145,055
Comfort Systems USA, Inc.	18,424	523,610
Dycom Industries, Inc.*	16,849	1,178,756
EMCOR Group, Inc.	30,995	1,489,000
Furmanite Corp.*	13,548	90,230
Granite Construction, Inc.	19,363	830,866
Great Lakes Dredge & Dock Corp.*	21,898	86,716
HC2 Holdings, Inc.*	7,181	37,987
MasTec, Inc.*	32,293	561,252
MYR Group, Inc.*	7,578	156,183
Northwest Pipe Co.*	3,326	37,218
NV5 Global, Inc.*	1,609	35,366
Orion Marine Group, Inc.*	9,826	40,974
Primoris Services Corp.	20,369	448,729
Tutor Perini Corp.*	20,246	338,918

		6,398,564

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	2,309	60,450
AZZ, Inc.	13,347	741,693
Encore Wire Corp.	9,982	370,232
EnerSys, Inc.	22,198	1,241,534
Enphase Energy, Inc.*	9,998	35,093
Franklin Electric Co., Inc.	23,623	638,530
FuelCell Energy, Inc.*	7,262	36,019
Generac Holdings, Inc.*	35,144	1,046,237
General Cable Corp.	23,720	318,560
LSI Industries, Inc.	7,420	90,450
Plug Power, Inc.*	62,787	132,480
Powell Industries, Inc.	3,236	84,233
Power Solutions International, Inc.*	1,725	31,481
PowerSecure International, Inc.*	7,405	111,445
Preformed Line Products Co.	712	29,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sunrun, Inc.*	6,341	$74,634
Thermon Group Holdings, Inc.*	17,432	294,949
Vicor Corp.*	5,331	48,619

		5,386,614

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	18,196	283,857

Machinery (2.4%)
Accuride Corp.*	13,175	21,871
Actuant Corp., Class A	28,785	689,689
Alamo Group, Inc.	4,688	244,245
Albany International Corp., Class A	14,896	544,449
Altra Industrial Motion Corp.	12,559	314,980
American Railcar Industries, Inc.	3,419	158,231
Astec Industries, Inc.	9,386	382,010
Barnes Group, Inc.	27,793	983,594
Blount International, Inc.*	17,824	174,853
Blue Bird Corp.*	1,686	17,096
Briggs & Stratton Corp.	23,177	400,962
Chart Industries, Inc.*	14,543	261,192
CIRCOR International, Inc.	9,449	398,275
CLARCOR, Inc.	25,497	1,266,691
Columbus McKinnon Corp.	6,946	131,279
Commercial Vehicle Group, Inc.*	11,223	30,975
Douglas Dynamics, Inc.	7,844	165,273
EnPro Industries, Inc.	12,056	528,535
ESCO Technologies, Inc.	13,309	480,987
ExOne Co.*	3,743	37,580
Federal Signal Corp.	30,379	481,507
FreightCar America, Inc.	4,389	85,278
Global Brass & Copper Holdings, Inc.	7,519	160,155
Gorman-Rupp Co.	9,379	250,701
Graham Corp.	3,551	59,728
Greenbrier Cos., Inc.	14,089	459,583
Harsco Corp.	42,345	333,679
Hillenbrand, Inc.	30,360	899,567
Hurco Cos., Inc.	2,302	61,141
Hyster-Yale Materials Handling, Inc.	5,637	295,661
John Bean Technologies Corp.	14,163	705,742
Kadant, Inc.	3,965	161,019
L.B. Foster Co., Class A	3,776	51,580
Lindsay Corp.	6,394	462,926
Lydall, Inc.*	8,256	292,923
Meritor, Inc.*	52,815	441,005
Milacron Holdings Corp.*	4,989	62,412
Miller Industries, Inc.	3,914	85,247
Mueller Industries, Inc.	27,847	754,654
Mueller Water Products, Inc., Class A	84,514	726,820
Navistar International Corp.*	24,825	219,453
NN, Inc.	9,450	150,633
Omega Flex, Inc.	1,044	34,462
Proto Labs, Inc.*	12,266	781,222
RBC Bearings, Inc.*	11,634	751,440
Rexnord Corp.*	49,348	894,186
Standex International Corp.	6,756	561,761
Sun Hydraulics Corp.	11,162	354,170
Tennant Co.	9,804	551,573

Titan International, Inc.	15,775	$62,154
TriMas Corp.*	23,054	429,957
Twin Disc, Inc.	2,771	29,151
Wabash National Corp.*	32,678	386,581
Watts Water Technologies, Inc., Class A	14,584	724,387
Woodward, Inc.	31,545	1,566,525
Xerium Technologies, Inc.*	4,282	50,742

		21,612,492

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	7,626	26,843
Golden Ocean Group Ltd.*	19,956	21,353
Matson, Inc.	20,917	891,692
Navios Maritime Holdings, Inc.	30,040	52,570
Safe Bulkers, Inc.	13,592	11,010
Scorpio Bulkers, Inc.*	9,940	98,305
Ultrapetrol Bahamas Ltd.*	3,822	401

		1,102,174

Professional Services (1.3%)
Acacia Research Corp.	18,363	78,777
Advisory Board Co.*	21,628	1,072,965
Barrett Business Services, Inc.	2,595	112,986
CBIZ, Inc.*	24,190	238,513
CDI Corp.	4,586	31,001
CEB, Inc.	16,417	1,007,840
CRA International, Inc.*	3,543	66,077
Exponent, Inc.	12,749	636,813
Franklin Covey Co.*	4,171	69,822
FTI Consulting, Inc.*	21,424	742,556
GP Strategies Corp.*	4,779	120,001
Heidrick & Struggles International, Inc.	8,647	235,371
Hill International, Inc.*	13,578	52,683
Huron Consulting Group, Inc.*	11,353	674,368
ICF International, Inc.*	11,392	405,099
Insperity, Inc.	10,194	490,841
Kelly Services, Inc., Class A	10,139	163,745
Kforce, Inc.	10,931	276,336
Korn/Ferry International	24,723	820,309
Mistras Group, Inc.*	6,135	117,117
Navigant Consulting, Inc.*	23,369	375,306
On Assignment, Inc.*	26,307	1,182,500
Pendrell Corp.*	57,765	28,946
Resources Connection, Inc.	18,782	306,898
RPX Corp.*	26,540	291,940
TriNet Group, Inc.*	20,146	389,825
TrueBlue, Inc.*	21,434	552,140
Volt Information Sciences, Inc.*	3,228	26,276
VSE Corp.	1,542	95,882
WageWorks, Inc.*	18,373	833,583

		11,496,516

Road & Rail (0.4%)
ArcBest Corp.	12,857	275,011
Celadon Group, Inc.	10,007	98,969
Covenant Transportation Group, Inc., Class A*	4,304	81,303
Heartland Express, Inc.	25,942	441,533
Knight Transportation, Inc.	30,265	733,321
Marten Transport Ltd.	8,453	149,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

P.A.M. Transportation Services, Inc.*	1,132	$31,232
Roadrunner Transportation Systems, Inc.*	9,252	87,246
Saia, Inc.*	12,602	280,394
Swift Transportation Co.*	45,184	624,443
Universal Truckload Services, Inc.	2,597	36,462
USA Truck, Inc.*	3,517	61,372
Werner Enterprises, Inc.	22,912	535,912
YRC Worldwide, Inc.*	11,524	163,410

		3,600,226

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	32,774	684,649
Applied Industrial Technologies, Inc.	19,589	793,159
Beacon Roofing Supply, Inc.*	24,633	1,014,387
BMC Stock Holdings, Inc.*	12,974	217,314
CAI International, Inc.*	6,711	67,647
DXP Enterprises, Inc.*	4,204	95,851
H&E Equipment Services, Inc.	15,985	279,418
Kaman Corp.	13,886	566,688
Lawson Products, Inc.*	1,843	43,034
MRC Global, Inc.*	50,447	650,766
Neff Corp., Class A*	4,303	32,961
Real Industry, Inc.*	8,847	71,041
Rush Enterprises, Inc., Class A*	19,382	424,272
TAL International Group, Inc.*	17,609	279,983
Textainer Group Holdings Ltd.	8,097	114,249
Titan Machinery, Inc.*	6,212	67,897
Univar, Inc.*	19,837	337,427
Veritiv Corp.*	3,049	110,435

		5,851,178

Transportation Infrastructure (0.1%)
Wesco Aircraft Holdings, Inc.*	30,818	368,891

Total Industrials		98,716,514

Information Technology (16.4%)
Communications Equipment (1.5%)
ADTRAN, Inc.	25,878	445,619
Aerohive Networks, Inc.*	8,036	41,064
Alliance Fiber Optic Products, Inc.*	5,255	79,666
Applied Optoelectronics, Inc.*	5,928	101,725
Bel Fuse, Inc., Class B	3,837	66,342
Black Box Corp.	5,983	57,018
CalAmp Corp.*	21,118	420,882
Calix, Inc.*	17,214	135,474
Ciena Corp.*	59,335	1,227,650
Clearfield, Inc.*	3,849	51,615
Comtech Telecommunications Corp.	5,723	114,975
Digi International, Inc.*	9,000	102,420
Emcore Corp.*	6,402	39,244
Extreme Networks, Inc.*	33,961	138,561
Finisar Corp.*	54,756	796,152
Harmonic, Inc.*	35,761	145,547
Infinera Corp.*	64,108	1,161,637
InterDigital, Inc.	18,419	903,268
Ixia*	31,804	395,324

KVH Industries, Inc.*	6,877	$64,781
NETGEAR, Inc.*	15,685	657,358
NetScout Systems, Inc.*	45,209	1,387,916
Novatel Wireless, Inc.*	13,400	22,378
Oclaro, Inc.*	35,220	122,566
Plantronics, Inc.	17,266	818,754
Polycom, Inc.*	65,872	829,328
Ruckus Wireless, Inc.*	38,148	408,565
ShoreTel, Inc.*	31,044	274,739
Sonus Networks, Inc.*	17,648	125,830
Ubiquiti Networks, Inc.*	16,053	508,720
ViaSat, Inc.*	21,367	1,303,601

		12,948,719

Electronic Equipment, Instruments & Components (2.4%)
Agilysys, Inc.*	5,283	52,777
Anixter International, Inc.*	14,492	875,172
AVX Corp.	22,564	273,927
Badger Meter, Inc.	7,377	432,218
Belden, Inc.	20,981	1,000,374
Benchmark Electronics, Inc.*	25,542	527,953
Checkpoint Systems, Inc.	18,147	113,782
Coherent, Inc.*	11,622	756,708
Control4 Corp.*	7,491	54,460
CTS Corp.	19,299	340,434
Daktronics, Inc.	13,928	121,452
DTS, Inc.*	7,236	163,389
Electro Rent Corp.	6,985	64,262
ePlus, Inc.*	2,005	186,986
Fabrinet*	18,661	444,505
FARO Technologies, Inc.*	5,836	172,279
FEI Co.	20,386	1,626,599
GSI Group, Inc.*	13,492	183,761
II-VI, Inc.*	26,241	487,033
Insight Enterprises, Inc.*	18,900	474,768
InvenSense, Inc.*	40,311	412,382
Itron, Inc.*	20,325	735,359
Kimball Electronics, Inc.*	11,651	128,044
Knowles Corp.*	42,425	565,525
Littelfuse, Inc.	10,846	1,160,630
Mercury Systems, Inc.*	16,984	311,826
Mesa Laboratories, Inc.	1,057	105,172
Methode Electronics, Inc.	20,302	646,213
MTS Systems Corp.	7,553	478,936
Multi-Fineline Electronix, Inc.*	3,071	63,508
Newport Corp.*	21,386	339,396
OSI Systems, Inc.*	9,775	866,652
Park Electrochemical Corp.	8,792	132,408
PC Connection, Inc.	3,619	81,934
Plexus Corp.*	16,946	591,754
RealD, Inc.*	13,532	142,763
Rofin-Sinar Technologies, Inc.*	14,416	386,060
Rogers Corp.*	9,533	491,617
Sanmina Corp.*	40,335	830,094
ScanSource, Inc.*	14,639	471,669
SYNNEX Corp.	14,054	1,263,876
Tech Data Corp.*	18,022	1,196,300
TTM Technologies, Inc.*	21,286	138,572
Universal Display Corp.*	19,755	1,075,462

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Vishay Intertechnology, Inc.	66,366	$799,710
Vishay Precision Group, Inc.*	4,380	49,582

		21,818,283

Internet Software & Services (2.1%)
Alarm.com Holdings, Inc.*	2,435	40,616
Amber Road, Inc.*	6,001	30,545
Angie’s List, Inc.*	15,877	148,450
Apigee Corp.*	1,603	12,872
Appfolio, Inc., Class A*	1,681	24,543
Bankrate, Inc.*	34,623	460,486
Bazaarvoice, Inc.*	22,140	96,973
Benefitfocus, Inc.*	2,866	104,294
Blucora, Inc.*	13,734	134,593
Box, Inc., Class A*	4,727	65,989
Brightcove, Inc.*	10,351	64,176
Carbonite, Inc.*	6,703	65,689
Care.com, Inc.*	6,628	47,457
ChannelAdvisor Corp.*	7,836	108,529
Cimpress N.V.*	16,046	1,301,972
comScore, Inc.*	16,811	691,773
Constant Contact, Inc.*	15,904	465,033
Cornerstone OnDemand, Inc.*	25,998	897,711
Cvent, Inc.*	11,481	400,802
Demandware, Inc.*	17,184	927,421
DHI Group, Inc.*	14,857	136,239
EarthLink Holdings Corp.	50,940	378,484
Endurance International Group Holdings, Inc.*	28,688	313,560
Envestnet, Inc.*	18,820	561,777
Everyday Health, Inc.*	7,766	46,751
Five9, Inc.*	8,028	69,844
Gogo, Inc.*	29,668	528,090
GrubHub, Inc.*	36,913	893,295
GTT Communications, Inc.*	9,185	156,696
Hortonworks, Inc.*	2,686	58,823
Instructure, Inc.*	1,750	36,435
Internap Corp.*	22,421	143,494
Intralinks Holdings, Inc.*	14,278	129,502
j2 Global, Inc.	24,013	1,976,750
Limelight Networks, Inc.*	20,536	29,983
Liquidity Services, Inc.*	8,804	57,226
LivePerson, Inc.*	22,261	150,262
LogMeIn, Inc.*	12,664	849,754
Marchex, Inc., Class B	11,213	43,619
Marin Software, Inc.*	10,741	38,453
Marketo, Inc.*	16,764	481,294
MaxPoint Interactive, Inc.*	2,458	4,203
MINDBODY, Inc., Class A*	2,265	34,269
Monster Worldwide, Inc.*	44,965	257,649
New Relic, Inc.*	2,044	74,463
NIC, Inc.	32,932	648,102
OPOWER, Inc.*	9,770	103,171
Q2 Holdings, Inc.*	8,312	219,187
QuinStreet, Inc.*	11,317	48,550
Quotient Technology, Inc.*	23,283	158,790
RealNetworks, Inc.*	11,208	47,634
Reis, Inc.	3,234	76,743
RetailMeNot, Inc.*	13,335	132,283
Rocket Fuel, Inc.*	9,397	32,796
SciQuest, Inc.*	10,907	141,464
Shutterstock, Inc.*	9,554	308,976

SPS Commerce, Inc.*	8,888	$624,027
Stamps.com, Inc.*	7,461	817,800
TechTarget, Inc.*	7,104	57,045
Textura Corp.*	6,747	145,600
Travelzoo, Inc.*	2,222	18,598
TrueCar, Inc.*	17,691	168,772
United Online, Inc.*	5,284	62,298
Web.com Group, Inc.*	21,505	430,315
WebMD Health Corp.*	18,470	892,101
Wix.com Ltd.*	6,716	152,789
Xactly Corp.*	2,211	18,860
XO Group, Inc.*	8,848	142,099

		18,988,839

IT Services (2.4%)
6D Global Technologies, Inc.*†	6,743	14,717
Acxiom Corp.*	38,286	800,943
Blackhawk Network Holdings, Inc.*	26,705	1,180,628
CACI International, Inc., Class A*	12,398	1,150,286
Cardtronics, Inc.*	23,265	782,867
Cass Information Systems, Inc.	6,183	318,177
Ciber, Inc.*	31,708	111,295
Convergys Corp.	49,635	1,235,415
CSG Systems International, Inc.	16,973	610,689
Datalink Corp.*	7,935	53,958
EPAM Systems, Inc.*	24,044	1,890,339
Euronet Worldwide, Inc.*	25,473	1,845,009
Everi Holdings, Inc.*	23,740	104,219
EVERTEC, Inc.	35,011	586,084
ExlService Holdings, Inc.*	16,686	749,702
Forrester Research, Inc.	3,670	104,522
Hackett Group, Inc.	8,110	130,328
Heartland Payment Systems, Inc.	18,514	1,755,498
Lionbridge Technologies, Inc.*	21,863	107,347
Luxoft Holding, Inc.*	9,005	694,556
ManTech International Corp., Class A	12,159	367,688
MAXIMUS, Inc.	31,758	1,786,388
ModusLink Global Solutions, Inc.*	13,819	34,271
MoneyGram International, Inc.*	10,361	64,963
NeuStar, Inc., Class A*	12,713	304,731
Perficient, Inc.*	20,013	342,623
PFSweb, Inc.*	4,135	53,217
Science Applications International Corp.	22,290	1,020,436
ServiceSource International, Inc.*	21,470	98,977
Sykes Enterprises, Inc.*	20,702	637,208
Syntel, Inc.*	16,275	736,444
TeleTech Holdings, Inc.	5,628	157,077
Travelport Worldwide Ltd.	52,218	673,612
Unisys Corp.*	25,349	280,106
Virtusa Corp.*	15,368	635,313

		21,419,633

Semiconductors & Semiconductor Equipment (3.1%)
Advanced Energy Industries, Inc.*	20,035	565,588
Advanced Micro Devices, Inc.*	310,012	889,734
Alpha & Omega Semiconductor Ltd.*	6,700	61,573
Ambarella, Inc.*	15,412	859,065
Amkor Technology, Inc.*	47,878	291,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Applied Micro Circuits Corp.*	38,958	$248,163
Axcelis Technologies, Inc.*	40,013	103,634
Brooks Automation, Inc.	33,350	356,178
Cabot Microelectronics Corp.*	13,154	575,882
Cascade Microtech, Inc.*	4,862	79,008
Cavium, Inc.*	27,638	1,816,093
CEVA, Inc.*	8,670	202,531
Cirrus Logic, Inc.*	31,307	924,496
Cohu, Inc.	9,234	111,454
Diodes, Inc.*	19,572	449,765
DSP Group, Inc.*	7,707	72,754
Entegris, Inc.*	70,499	935,522
Exar Corp.*	15,440	94,647
Fairchild Semiconductor International, Inc.*	58,338	1,208,180
FormFactor, Inc.*	21,067	189,603
Inphi Corp.*	18,195	491,629
Integrated Device Technology, Inc.*	71,592	1,886,449
Intersil Corp., Class A	63,986	816,461
IXYS Corp.	8,807	111,232
Kopin Corp.*	22,178	60,324
Lattice Semiconductor Corp.*	55,275	357,629
MA-COM Technology Solutions Holdings, Inc.*	11,540	471,871
Mattson Technology, Inc.*	26,872	94,858
MaxLinear, Inc., Class A*	25,315	372,890
Microsemi Corp.*	46,621	1,519,378
MKS Instruments, Inc.	27,453	988,308
Monolithic Power Systems, Inc.	19,054	1,213,930
Nanometrics, Inc.*	8,645	130,885
NeoPhotonics Corp.*	10,233	111,130
NVE Corp.	1,706	95,843
OmniVision Technologies, Inc.*	28,005	812,705
PDF Solutions, Inc.*	11,988	129,950
Photronics, Inc.*	29,585	368,333
PMC-Sierra, Inc.*	85,095	988,804
Power Integrations, Inc.	14,847	722,010
Rambus, Inc.*	60,985	706,816
Rudolph Technologies, Inc.*	10,853	154,330
Semtech Corp.*	31,897	603,491
Sigma Designs, Inc.*	12,627	79,803
Silicon Laboratories, Inc.*	20,901	1,014,535
Synaptics, Inc.*	18,240	1,465,402
Tessera Technologies, Inc.	27,176	815,552
Ultra Clean Holdings, Inc.*	11,416	58,450
Ultratech, Inc.*	10,388	205,890
Veeco Instruments, Inc.*	21,603	444,158
Xcerra Corp.*	19,028	115,119

		27,443,133

Software (4.3%)
A10 Networks, Inc.*	12,020	78,851
ACI Worldwide, Inc.*	56,412	1,207,217
American Software, Inc., Class A	8,624	87,792
Aspen Technology, Inc.*	42,047	1,587,695
AVG Technologies N.V.*	20,859	418,223
Barracuda Networks, Inc.*	2,766	51,669
Blackbaud, Inc.	23,637	1,556,733
Bottomline Technologies de, Inc.*	19,949	593,084
BroadSoft, Inc.*	14,012	495,464
Callidus Software, Inc.*	27,273	506,460

Code Rebel Corp.*	470	$1,260
CommVault Systems, Inc.*	23,230	914,100
Digimarc Corp.*	2,723	99,417
Digital Turbine, Inc.*	16,257	21,622
Ebix, Inc.	13,976	458,273
Ellie Mae, Inc.*	14,680	884,176
EnerNOC, Inc.*	9,589	36,918
Epiq Systems, Inc.	12,401	162,081
Fair Isaac Corp.	15,791	1,487,196
Fleetmatics Group plc*	18,702	949,875
Gigamon, Inc.*	13,110	348,333
Globant S.A.*	7,262	272,398
Glu Mobile, Inc.*	43,678	106,137
Guidance Software, Inc.*	6,702	40,346
Guidewire Software, Inc.*	33,885	2,038,522
HubSpot, Inc.*	9,229	519,685
Imperva, Inc.*	12,825	811,951
Infoblox, Inc.*	27,939	513,798
Interactive Intelligence Group, Inc.*	9,346	293,651
Jive Software, Inc.*	16,045	65,464
Manhattan Associates, Inc.*	36,105	2,389,068
Mentor Graphics Corp.	49,953	920,134
MicroStrategy, Inc., Class A*	4,827	865,433
MobileIron, Inc.*	13,667	49,338
Model N, Inc.*	7,677	85,675
Monotype Imaging Holdings, Inc.	20,831	492,445
Park City Group, Inc.*	3,650	43,471
Paycom Software, Inc.*	15,514	583,792
Paylocity Holding Corp.*	7,456	302,341
Pegasystems, Inc.	17,746	488,015
Progress Software Corp.*	26,751	642,024
Proofpoint, Inc.*	19,409	1,261,779
PROS Holdings, Inc.*	11,895	274,061
QAD, Inc., Class A	3,620	74,282
Qlik Technologies, Inc.*	45,944	1,454,587
Qualys, Inc.*	12,286	406,544
Rapid7, Inc.*	2,710	41,002
RealPage, Inc.*	26,870	603,231
RingCentral, Inc., Class A*	26,219	618,244
Rovi Corp.*	44,100	734,706
Rubicon Project, Inc.*	8,639	142,111
Sapiens International Corp. N.V.	8,581	87,526
SeaChange International, Inc.*	13,140	88,564
Silver Spring Networks, Inc.*	17,261	248,731
Synchronoss Technologies, Inc.*	19,553	688,852
Take-Two Interactive Software, Inc.*	41,557	1,447,846
Tangoe, Inc.*	16,777	140,759
TeleCommunication Systems, Inc., Class A*	18,661	92,745
Telenav, Inc.*	10,289	58,544
TiVo, Inc.*	51,928	448,139
TubeMogul, Inc.*	5,475	74,460
Tyler Technologies, Inc.*	16,339	2,848,214
Varonis Systems, Inc.*	3,240	60,912
VASCO Data Security International, Inc.*	14,164	236,964
Verint Systems, Inc.*	30,369	1,231,767
VirnetX Holding Corp.*	16,381	42,099
Workiva, Inc.*	2,701	47,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Xura, Inc.*	11,101	$272,863
Zendesk, Inc.*	26,258	694,261
Zix Corp.*	21,006	106,710

		37,998,087

Technology Hardware, Storage & Peripherals (0.6%)
Avid Technology, Inc.*	11,613	84,659
CPI Card Group, Inc.*	5,968	63,619
Cray, Inc.*	19,980	648,351
Diebold, Inc.	31,828	957,705
Eastman Kodak Co.*	6,384	80,055
Electronics for Imaging, Inc.*	22,614	1,056,978
Imation Corp.*	11,279	15,452
Immersion Corp.*	9,249	107,843
Nimble Storage, Inc.*	24,752	227,718
Pure Storage, Inc., Class A*	9,947	154,875
QLogic Corp.*	45,445	554,429
Quantum Corp.*	79,486	73,922
Silicon Graphics International Corp.*	11,216	66,174
Stratasys Ltd.*	24,720	580,426
Super Micro Computer, Inc.*	19,708	483,043
Violin Memory, Inc.*	33,136	29,826

		5,185,075

Total Information Technology		145,801,769

Materials (3.3%)
Chemicals (1.6%)
A. Schulman, Inc.	14,040	430,186
American Vanguard Corp.	9,769	136,864
Axiall Corp.	35,349	544,375
Balchem Corp.	15,770	958,816
Calgon Carbon Corp.	25,877	446,378
Chase Corp.	2,444	99,544
Chemtura Corp.*	33,850	923,089
Core Molding Technologies, Inc.*	2,795	35,860
Ferro Corp.*	38,737	430,755
Flotek Industries, Inc.*	28,730	328,671
FutureFuel Corp.	8,462	114,237
H.B. Fuller Co.	25,668	936,112
Hawkins, Inc.	3,708	132,635
Innophos Holdings, Inc.	10,476	303,594
Innospec, Inc.	11,720	636,513
Intrepid Potash, Inc.*	20,389	60,148
KMG Chemicals, Inc.	3,550	81,721
Koppers Holdings, Inc.*	6,971	127,221
Kraton Performance Polymers, Inc.*	16,232	269,614
Kronos Worldwide, Inc.	7,484	42,210
LSB Industries, Inc.*	9,989	72,420
Minerals Technologies, Inc.	17,336	795,029
Olin Corp.	81,260	1,402,548
OMNOVA Solutions, Inc.*	17,098	104,811
PolyOne Corp.	44,840	1,424,118
Quaker Chemical Corp.	7,123	550,323
Rayonier Advanced Materials, Inc.	13,622	133,359
Rentech, Inc.*	4,284	15,080
Senomyx, Inc.*	16,038	60,463
Sensient Technologies Corp.	22,529	1,415,272
Stepan Co.	9,213	457,794
Trecora Resources*	7,352	91,091

Tredegar Corp.	8,977	$122,267
Trinseo S.A.*	3,816	107,611
Tronox Ltd., Class A	23,079	90,239
Valhi, Inc.	5,950	7,973

		13,888,941

Construction Materials (0.2%)
Headwaters, Inc.*	38,294	646,020
Summit Materials, Inc., Class A*	14,739	295,368
U.S. Concrete, Inc.*	7,217	380,047
United States Lime & Minerals, Inc.	696	38,252

		1,359,687

Containers & Packaging (0.3%)
AEP Industries, Inc.*	1,369	105,618
Berry Plastics Group, Inc.*	58,948	2,132,738
Greif, Inc., Class A	14,970	461,226
Multi Packaging Solutions International Ltd.*	6,565	113,903
Myers Industries, Inc.	8,846	117,829

		2,931,314

Metals & Mining (0.6%)
AK Steel Holding Corp.*	60,299	135,070
Carpenter Technology Corp.	24,721	748,305
Century Aluminum Co.*	18,095	79,980
Cliffs Natural Resources, Inc.*	51,813	81,865
Coeur Mining, Inc.*	69,857	173,245
Commercial Metals Co.	57,854	792,021
Ferroglobe plc	34,009	365,597
Handy & Harman Ltd.*	979	20,079
Haynes International, Inc.	4,863	178,424
Hecla Mining Co.	175,574	331,835
Horsehead Holding Corp.*	28,946	59,339
Kaiser Aluminum Corp.	8,375	700,653
Materion Corp.	10,236	286,608
Olympic Steel, Inc.	3,182	36,848
Ryerson Holding Corp.*	4,397	20,534
Schnitzer Steel Industries, Inc., Class A	9,451	135,811
Stillwater Mining Co.*	63,190	541,538
SunCoke Energy, Inc.	33,256	115,398
TimkenSteel Corp.	13,167	110,339
Worthington Industries, Inc.	23,302	702,322

		5,615,811

Paper & Forest Products (0.6%)
Boise Cascade Co.*	21,014	536,487
Clearwater Paper Corp.*	10,221	465,362
Deltic Timber Corp.	6,324	372,294
KapStone Paper and Packaging Corp.	43,363	979,570
Louisiana-Pacific Corp.*	72,251	1,301,241
Neenah Paper, Inc.	8,260	515,672
P.H. Glatfelter Co.	24,205	446,340
Schweitzer-Mauduit International, Inc.	15,961	670,202
Wausau Paper Corp.	14,021	143,435

		5,430,603

Total Materials		29,226,356

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
8x8, Inc.*	47,913	$548,604
Atlantic Tele-Network, Inc.	5,495	429,874
Cincinnati Bell, Inc.*	103,650	373,140
Cogent Communications Holdings, Inc.	23,211	805,190
Consolidated Communications Holdings, Inc.	25,921	543,045
FairPoint Communications, Inc.*	7,408	119,047
General Communication, Inc., Class A*	17,697	350,047
Globalstar, Inc.*	213,819	307,899
Hawaiian Telcom Holdco, Inc.*	7,254	180,334
IDT Corp., Class B	6,176	72,012
inContact, Inc.*	33,025	315,058
Inteliquent, Inc.	16,719	297,097
Intelsat S.A.*	10,223	42,528
Iridium Communications, Inc.*	44,074	370,662
Lumos Networks Corp.*	8,351	93,531
ORBCOMM, Inc.*	21,681	156,970
pdvWireless, Inc.*	4,694	129,085
Straight Path Communications, Inc., Class B*	3,407	58,396
Vonage Holdings Corp.*	89,615	514,390
Windstream Holdings, Inc.	48,907	314,961

		6,021,870

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	13,047	86,371
NTELOS Holdings Corp.*	9,557	87,351
Shenandoah Telecommunications Co.	11,625	500,456
Spok Holdings, Inc.	7,892	144,582

		818,760

Total Telecommunication Services		6,840,630

Utilities (3.4%)
Electric Utilities (1.1%)
ALLETE, Inc.	23,190	1,178,747
Cleco Corp.	29,393	1,534,608
El Paso Electric Co.	19,444	748,594
Empire District Electric Co.	21,563	605,273
Genie Energy Ltd., Class B*	4,318	48,146
IDACORP, Inc.	24,415	1,660,220
MGE Energy, Inc.	16,247	753,861
Otter Tail Corp.	18,592	495,105
PNM Resources, Inc.	38,649	1,181,500
Portland General Electric Co.	44,110	1,604,281
Spark Energy, Inc., Class A	929	19,249
Unitil Corp.	4,952	177,678

		10,007,262

Gas Utilities (1.3%)
Chesapeake Utilities Corp.	6,991	396,739
Laclede Group, Inc.	21,705	1,289,494
New Jersey Resources Corp.	43,112	1,420,972
Northwest Natural Gas Co.	12,822	648,921
ONE Gas, Inc.	25,959	1,302,363
Piedmont Natural Gas Co., Inc.	38,842	2,214,771
South Jersey Industries, Inc.	34,606	813,933
Southwest Gas Corp.	22,928	1,264,709
WGL Holdings, Inc.	25,056	1,578,277

		10,930,179

Independent Power and Renewable Electricity Producers (0.4%)
Abengoa Yield plc	23,810	$459,295
Atlantic Power Corp.	43,636	85,963
Dynegy, Inc.*	63,949	856,917
NRG Yield, Inc., Class A	16,224	225,676
NRG Yield, Inc., Class C	31,135	459,553
Ormat Technologies, Inc.	17,845	650,807
Pattern Energy Group, Inc.	26,409	552,212
Talen Energy Corp.*	40,815	254,277
TerraForm Global, Inc., Class A	14,902	83,302
Vivint Solar, Inc.*	7,323	70,008

		3,698,010

Multi-Utilities (0.4%)
Avista Corp.	30,816	1,089,962
Black Hills Corp.	24,648	1,144,407
NorthWestern Corp.	22,428	1,216,719

		3,451,088

Water Utilities (0.2%)
American States Water Co.	17,897	750,779
Artesian Resources Corp., Class A	2,644	73,239
California Water Service Group	23,257	541,190
Connecticut Water Service, Inc.	3,910	148,619
Consolidated Water Co., Ltd.	4,989	61,065
Middlesex Water Co.	5,136	136,310
SJW Corp.	6,717	199,159
York Water Co.	4,357	108,664

		2,019,025

Total Utilities		30,105,564

Total Common Stocks (91.4%) (Cost $710,624,520)		811,421,632

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics International Ltd. (Contingent Value Shares) (b)*† . .	15,200	912

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares) (b)*†	3,800	—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares) (b)*†	5,500	2,475

		2,475

Total Health Care		3,387

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	21,501	—

Total Information Technology		—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Rights	Value (Note 1)

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	23,247	$43,937

Total Telecommunication Services		43,937

Total Rights (0.0%) (Cost $—)		47,324

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	6,309	—

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,029,191	$2,029,191

Total Short-Term Investment (0.2%) (Cost $2,029,191)		2,029,191

Total Investments (91.6%) (Cost $712,653,711)		813,498,147
Other Assets Less Liabilities (8.4%)		74,932,342

Net Assets (100%)		$888,430,489

*	Non-income producing.
†	Securities (totaling $94,301 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $558,516.
(b)	Illiquid Security.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
PennyMac Mortgage Investment Trust	$290,831	$—	$—	$210,435	$29,786	$—
PennyMac Financial Services, Inc., Class A	43,388	—	—	38,523	—	—

	$334,219	$—	$—	$248,958	$29,786	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	679	March-16	$78,168,004	$76,828,850	$(1,339,154)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$109,068,496	$367,647	$—		$109,436,143
Consumer Staples	27,658,312	—	—		27,658,312
Energy	21,665,416	—	—		21,665,416
Financials	207,771,128	—	—		207,771,128
Health Care	134,167,540	—	32,260		134,199,800
Industrials	98,716,514	—	—		98,716,514
Information Technology	145,787,052	—	14,717		145,801,769
Materials	29,226,356	—	—		29,226,356
Telecommunication Services	6,840,630	—	—		6,840,630
Utilities	30,105,564	—	—		30,105,564
Rights
Health Care	—	—	3,387		3,387
Information Technology	—	—	—	(c)	—	(c)
Telecommunication Services	—	—	43,937		43,937
Short-Term Investments	2,029,191	—	—		2,029,191
Warrants
Energy	—	—	—	(c)	—	(c)

Total Assets	$813,036,199	$367,647	$94,301		$813,498,147

Liabilities:
Futures	$(1,339,154)	$—	$—		$(1,339,154)

Total Liabilities	$(1,339,154)	$—	$—		$(1,339,154)

Total	$811,697,045	$367,647	$94,301		$812,158,993

(a)	Securities with a market value of $367,647 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $43,937 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$ (1,339,154)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$37,934,454	$37,934,454

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(14,982,998)	$(14,982,998)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $269,488,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$499,668,862
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$218,709,631

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$186,639,733
Aggregate gross unrealized depreciation	(87,289,968)

Net unrealized appreciation	$99,349,765

Federal income tax cost of investments	$714,148,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $329,281)	$248,958
Unaffiliated Issuers (Cost $712,324,430)	813,249,189
Cash	71,404,790
Cash held as collateral at broker	3,569,400
Dividends, interest and other receivables	1,235,069
Receivable for securities sold	59,989
Other assets	3,341

Total assets	889,770,736

LIABILITIES
Due to broker for futures variation margin	780,850
Investment management fees payable	335,949
Administrative fees payable	103,289
Payable for securities purchased	61,540
Trustees’ fees payable	287
Accrued expenses	58,332

Total liabilities	1,340,247

NET ASSETS	$888,430,489

Net assets were comprised of:
Paid in capital	$787,154,531
Accumulated undistributed net investment income (loss)	533,416
Accumulated undistributed net realized gain (loss) on investments and futures	1,237,260
Net unrealized appreciation (depreciation) on investments and futures	99,505,282

Net assets	$888,430,489

Class K
Net asset value, offering and redemption price per share, $888,430,489 / 83,901,780 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($29,786 of dividend income received from affiliates) (net of $6,104 foreign withholding tax)	$10,568,266
Interest	252,361

Total income	10,820,627

EXPENSES
Investment management fees	4,612,876
Administrative fees	1,404,961
Custodian fees	100,000
Professional fees	60,874
Printing and mailing expenses	41,139
Trustees’ fees	21,293
Distribution fees – Class IA (b)	1
Miscellaneous	32,698

Gross expenses	6,273,842
Less: Waiver from investment manager	(23,533)

Net expenses	6,250,309

NET INVESTMENT INCOME (LOSS)	4,570,318

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	47,168,464
Futures	37,934,454

Net realized gain (loss)	85,102,918

Change in unrealized appreciation (depreciation) on:
Investments ($(85,261) of change in unrealized appreciation (depreciation) from affiliates)	(118,427,908)
Futures	(14,982,998)

Net change in unrealized appreciation (depreciation)	(133,410,906)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(48,307,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,737,670)

(b)	After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,570,318	$1,614,615
Net realized gain (loss) on investments and futures	85,102,918	95,790,825
Net change in unrealized appreciation (depreciation) on investments and futures	(133,410,906)	(53,477,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(43,737,670)	43,927,719

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(4,649,983)	(1,764,529)

Distributions from net realized capital gains
Class IA (b)	—	(156)
Class K	(91,303,966)	(101,116,639)

	(91,303,966)	(101,116,795)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(95,953,949)	(102,881,324)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares issued in reinvestment of distributions and distributions [ 0 and 13 shares, respectively ]	—	156
Capital shares repurchased [ (139) and 0 shares, respectively ]	(1,814)	—

Total Class IA transactions	(1,814)	156

Class K
Capital shares sold [ 134,340 and 217,226 shares, respectively ]	1,664,031	2,749,602
Capital shares issued in reinvestment of dividends and distributions [ 8,970,397 and 8,246,660 shares, respectively ]	95,953,949	102,881,168
Capital shares repurchased [ (12,480,029) and (17,964,781) shares, respectively ]	(153,283,517)	(231,050,019)

Total Class K transactions	(55,665,537)	(125,419,249)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(55,667,351)	(125,419,093)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(195,358,970)	(184,372,698)
NET ASSETS:
Beginning of year	1,083,789,459	1,268,162,157

End of year (a)	$888,430,489	$1,083,789,459

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$533,416	$523,570

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012	2011
Net asset value, beginning of period	$12.40	$13.10	$11.47	$9.95	$12.05

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.02)	(0.06)†	0.01	0.01
Net realized and unrealized gain (loss) on investments and futures	0.66	0.52	4.31	1.53	(1.47)

Total from investment operations	0.66	0.50	4.25	1.54	(1.46)

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.01)
Distributions from net realized gains	—	(1.20)	(2.62)	(0.01)	(0.63)

Total dividends and distributions	—	(1.20)	(2.62)	(0.02)	(0.64)

Net asset value, end of period	$13.06	$12.40	$13.10	$11.47	$9.95

Total return (b)	5.32%	4.01%	37.87%	15.52%	(11.99)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$2	$2	$133	$115
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.91%	0.89%	0.90%	0.60%
Before reimbursements (a)(f)	0.87%	0.91%	0.89%	0.90%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.11)%	(0.15)%	(0.49)%	0.08%	0.05%
Before reimbursements (a)(f)	(0.11)%	(0.15)%	(0.49)%	0.08%	0.02%
Portfolio turnover rate^	29%	15%	13%	17%	24%

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$12.42	$13.10	$11.47	$9.95	$9.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.02	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments and futures	(0.66)	0.53	4.26	1.53	0.22

Total from investment operations	(0.60)	0.55	4.28	1.57	0.23

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	(1.17)	(1.20)	(2.62)	(0.01)	—

Total dividends and distributions	(1.23)	(1.23)	(2.65)	(0.05)	(0.01)

Net asset value, end of period	$10.59	$12.42	$13.10	$11.47	$9.95

Total return (b)	(4.74)%	4.40%	38.16%	15.82%	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$888,430	$1,083,788	$1,268,161	$1,100,528	$1,066,740
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.61%	0.63%	0.64%	0.65%	0.62%
Before reimbursements (a)(f)	0.61%	0.63%	0.64%	0.65%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.45%	0.14%	0.12%	0.33%	0.20%
Before reimbursements (a)(f)	0.44%	0.14%	0.12%	0.33%	0.21%
Portfolio turnover rate^	29%	15%	13%	17%	24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(6.19)%	9.37%	6.05%
Portfolio – Class IB Shares	(6.17)	9.31	5.89
Portfolio – Class K Shares*	(5.90)	N/A	13.93
Russell 1000® Value Index	(3.83)	11.27	6.16
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.17)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Value Index, returned (3.83)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the pharmaceutical industry drove success in the Health Care sector. Large positions in both Pfizer Inc. and Hospira, Inc. benefitted from Pfizer’s premium acquisition of Hospira.

•	In Consumer Staples, a multi-year position in Kroger Co. continued its excellent momentum. In addition, avoiding large benchmark holding Wal-Mart Stores Inc. contributed positively to performance.

•	The Portfolio’s significant position in refiners, specifically Valero Energy Corp. and Marathon Petroleum Corporation, led to outperformance in Energy.

What hurt performance during the year:

•

Investments in Viacom Inc. and Macy’s Inc. led to notable underperformance in Consumer Discretionary. Macy’s succumbed to the challenging retail sales environment during the second half of the year, while Viacom fell as a decline in advertising revenues caused by a shift to digital from TV pressured the traditional media industry.

•

In Financials, stock selection in insurance (Genworth Financial, Inc., Lincoln National Corporation) and consumer finance (Discover Financial Services, Capital One Financial Corporation) along with an underweight to real estate investment trusts (REITs) detracted from performance.

•

The Portfolio’s preference for independent power producers (Dynegy Inc., AES Corporation) drove negative stock selection in the Utilities sector as this segment underperformed the more stable regulated utilities.

Portfolio Positioning and Outlook — BlackRock Investment Management, LLC

As 2016 begins, it seems clear to us that the world is in a slow (“new normal”) growth mode. With the Federal Reserve timidly raising rates, the European Central Bank timidly pursuing quantitative easing, and China in the midst of shifting from a goods-led economy to a service-led economy, the odds of a rapid acceleration in growth seem remote to us. Therefore, we have been building our investment cases on slow global growth. We believe the valuation case for value investing appears to have improved over the last year.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	32.1%
Health Care	15.9
Energy	12.6
Information Technology	12.4
Consumer Discretionary	7.0
Telecommunication Services	6.2
Utilities	5.0
Industrials	4.5
Consumer Staples	1.9
Materials	1.5
Investment Company	0.5
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$911.45	$4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class IB
Actual	1,000.00	911.68	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class K
Actual	1,000.00	912.98	3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.54

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.0%)
Auto Components (1.5%)
Lear Corp.	214,166	$26,306,010

Automobiles (0.2%)
Thor Industries, Inc.	55,686	3,126,769

Hotels, Restaurants & Leisure (0.0%)
Wyndham Worldwide Corp.	8,890	645,858

Household Durables (1.9%)
Newell Rubbermaid, Inc.	694,679	30,621,450
Tupperware Brands Corp.	38,180	2,124,717

		32,746,167

Media (1.3%)
Comcast Corp., Class A	37,530	2,117,818
Interpublic Group of Cos., Inc.	273,220	6,360,562
Omnicom Group, Inc.	9,280	702,125
Scripps Networks Interactive, Inc., Class A	252,240	13,926,170

		23,106,675

Multiline Retail (0.8%)
Dollar General Corp.	5,000	359,350
Macy’s, Inc.	397,760	13,913,645

		14,272,995

Specialty Retail (1.3%)
Gap, Inc.	367,940	9,088,118
GNC Holdings, Inc., Class A	444,470	13,787,459

		22,875,577

Total Consumer Discretionary		123,080,051

Consumer Staples (1.5%)
Food & Staples Retailing (1.3%)
CVS Health Corp.	39,112	3,823,980
Kroger Co.	483,102	20,208,157

		24,032,137

Food Products (0.2%)
Kellogg Co.	8,030	580,328
Tyson Foods, Inc., Class A	49,750	2,653,168

		3,233,496

Total Consumer Staples		27,265,633

Energy (12.6%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	294,870	13,608,250
Halliburton Co.	153,340	5,219,694
Superior Energy Services, Inc.	944,728	12,725,486

		31,553,430

Oil, Gas & Consumable Fuels (10.8%)
Apache Corp.	933,220	41,500,293
Gulfport Energy Corp.*	895,636	22,005,777
Marathon Oil Corp.	2,948,065	37,116,138
Marathon Petroleum Corp.	357,504	18,533,007
Suncor Energy, Inc.	534,637	13,793,635
Valero Energy Corp.	800,332	56,591,476
World Fuel Services Corp.	45,450	1,748,007

		191,288,333

Total Energy		222,841,763

Financials (32.1%)
Banks (14.3%)
Citigroup, Inc.	1,732,464	$89,655,012
JPMorgan Chase & Co.	1,346,086	88,882,058
KeyCorp	890,040	11,739,627
Regions Financial Corp.	1,514,666	14,540,794
Wells Fargo & Co.	881,702	47,929,321

		252,746,812

Capital Markets (1.3%)
Ameriprise Financial, Inc.	53,530	5,696,663
KKR & Co. L.P.	234,021	3,648,387
Morgan Stanley	442,534	14,077,007

		23,422,057

Consumer Finance (6.7%)
Capital One Financial Corp.	636,776	45,962,492
Discover Financial Services	1,152,346	61,788,792
SLM Corp.*	1,594,430	10,395,684

		118,146,968

Diversified Financial Services (2.4%)
Nasdaq, Inc.	734,931	42,750,936

Insurance (5.6%)
Genworth Financial, Inc., Class A*	1,945,742	7,257,618
Hartford Financial Services Group, Inc.	607,086	26,383,957
Lincoln National Corp.	415,161	20,865,992
MetLife, Inc.	115,371	5,562,036
Prudential Financial, Inc.	215,110	17,512,105
XL Group plc	513,465	20,117,559

		97,699,267

Real Estate Investment Trusts (REITs) (1.8%)
Brixmor Property Group, Inc. (REIT)	161,630	4,173,287
Outfront Media, Inc. (REIT)	600,664	13,112,495
Starwood Property Trust, Inc. (REIT)	706,020	14,515,771

		31,801,553

Total Financials		566,567,593

Health Care (15.9%)
Biotechnology (2.1%)
Baxalta, Inc.	971,430	37,914,913

Health Care Equipment & Supplies (4.0%)
Baxter International, Inc.	549,720	20,971,818
Medtronic plc	299,240	23,017,541
Zimmer Biomet Holdings, Inc.	254,676	26,127,211

		70,116,570

Health Care Providers & Services (1.8%)
Community Health Systems, Inc.*	441,940	11,724,668
Laboratory Corp. of America Holdings*	21,527	2,661,598
Quest Diagnostics, Inc.	247,953	17,639,377

		32,025,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.0%)
Bruker Corp.*	21,326	$517,582

Pharmaceuticals (8.0%)
Merck & Co., Inc.	1,160,610	61,303,420
Pfizer, Inc.	2,062,296	66,570,915
Teva Pharmaceutical Industries Ltd. (ADR)	200,572	13,165,546

		141,039,881

Total Health Care		281,614,589

Industrials (4.4%)
Aerospace & Defense (1.5%)
Honeywell International, Inc.	57,058	5,909,497
Huntington Ingalls Industries, Inc.	11,180	1,418,183
Raytheon Co.	150,865	18,787,219

		26,114,899

Airlines (0.2%)
American Airlines Group, Inc.	104,890	4,442,091

Construction & Engineering (0.4%)
AECOM*	210,310	6,315,609
Jacobs Engineering Group, Inc.*	16,670	699,307

		7,014,916

Professional Services (2.3%)
Dun & Bradstreet Corp.	1,710	177,720
ManpowerGroup, Inc.	31,530	2,657,664
Nielsen Holdings plc	810,490	37,768,834

		40,604,218

Total Industrials		78,176,124

Information Technology (12.4%)
Communications Equipment (10.8%)
Cisco Systems, Inc.	3,415,643	92,751,786
Nokia Oyj (ADR)	1,409,420	9,894,128
QUALCOMM, Inc.	1,304,120	65,186,438
Telefonaktiebolaget LM Ericsson (ADR)	2,355,500	22,636,355

		190,468,707

IT Services (0.1%)
First Data Corp., Class A*	130,520	2,090,930

Semiconductors & Semiconductor Equipment (0.8%)
Teradyne, Inc.	689,056	14,242,788

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	117,170	12,333,314

Total Information Technology		219,135,739

Materials (1.5%)
Chemicals (0.7%)
Akzo Nobel N.V. (ADR)	145,408	3,230,239
Ashland, Inc.	6,680	686,036
LyondellBasell Industries N.V., Class A	84,884	7,376,419

		11,292,694

Containers & Packaging (0.5%)
Avery Dennison Corp.	14,140	886,012
Bemis Co., Inc.	90,050	4,024,335

Crown Holdings, Inc.*	57,790	$2,929,953
Sonoco Products Co.	31,030	1,268,196

		9,108,496

Metals & Mining (0.3%)
Allegheny Technologies, Inc.	71,910	808,988
Reliance Steel & Aluminum Co.	84,910	4,917,138

		5,726,126

Total Materials		26,127,316

Telecommunication Services (6.2%)
Diversified Telecommunication Services (4.4%)
Verizon Communications, Inc.	1,662,580	76,844,447

Wireless Telecommunication Services (1.8%)
Telephone & Data Systems, Inc.	920,582	23,833,868
U.S. Cellular Corp.*	194,575	7,940,606

		31,774,474

Total Telecommunication Services		108,618,921

Utilities (5.0%)
Electric Utilities (2.4%)
American Electric Power Co., Inc.	52,350	3,050,434
Duke Energy Corp.	7,530	537,567
Edison International	3,430	203,090
Exelon Corp.	1,359,070	37,741,374
FirstEnergy Corp.	17,870	567,015

		42,099,480

Independent Power and Renewable Electricity Producers (2.5%)
AES Corp.	3,182,200	30,453,654
Dynegy, Inc.*	1,028,300	13,779,220

		44,232,874

Multi-Utilities (0.1%)
Ameren Corp.	32,880	1,421,402
PG&E Corp.	4,040	214,888

		1,636,290

Total Utilities		87,968,644

Total Common Stocks (98.6%) (Cost $1,621,854,952)		1,741,396,373

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (0.4%)
Food Products (0.4%)
Tyson Foods, Inc. 4.750%	108,585	6,588,938

Total Consumer Staples		6,588,938

Industrials (0.1%)
Machinery (0.1%)
Stanley Black & Decker, Inc. 6.250%	14,590	1,703,966

Total Industrials		1,703,966

Total Convertible Preferred Stocks (0.5%) (Cost $6,928,614)		8,292,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,404,194	$9,404,194

Total Short-Term Investment (0.5%) (Cost $9,404,194)		9,404,194

Total Investments (99.6%) (Cost $1,638,187,760)		1,759,093,471
Other Assets Less Liabilities (0.4%)		6,720,395

Net Assets (100%)		$1,765,813,866

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$123,080,051	$—	$—	$123,080,051
Consumer Staples	27,265,633	—	—	27,265,633
Energy	222,841,763	—	—	222,841,763
Financials	566,567,593	—	—	566,567,593
Health Care	281,614,589	—	—	281,614,589
Industrials	78,176,124	—	—	78,176,124
Information Technology	219,135,739	—	—	219,135,739
Materials	26,127,316	—	—	26,127,316
Telecommunication Services	108,618,921	—	—	108,618,921
Utilities	87,968,644	—	—	87,968,644
Convertible Preferred Stocks
Consumer Staples	6,588,938	—	—	6,588,938
Industrials	1,703,966	—	—	1,703,966
Short-Term Investments	9,404,194	—	—	9,404,194

Total Assets	$1,759,093,471	$—	$—	$1,759,093,471

Total Liabilities	$—	$—	$—	$—

Total	$1,759,093,471	$—	$—	$1,759,093,471

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$910,258,641
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$937,381,389

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$329,397,794
Aggregate gross unrealized depreciation	(223,832,003)

Net unrealized appreciation	$105,565,791

Federal income tax cost of investments	$1,653,527,680

For the year ended December 31, 2015, the Portfolio incurred approximately $23,570 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,638,187,760)	$1,759,093,471
Cash	3,693,000
Receivable for securities sold	6,901,200
Dividends, interest and other receivables	1,578,628
Receivable from Separate Accounts for Trust shares sold	302,513
Due from Custodian	1,674
Other assets	6,143

Total assets	1,771,576,629

LIABILITIES
Payable for securities purchased	3,346,237
Payable to Separate Accounts for Trust shares redeemed	1,093,796
Investment management fees payable	876,200
Distribution fees payable – Class IB	186,184
Administrative fees payable	153,130
Distribution fees payable – Class IA	30,807
Trustees’ fees payable	2,338
Accrued expenses	74,071

Total liabilities	5,762,763

NET ASSETS	$1,765,813,866

Net assets were comprised of:
Paid in capital	$2,174,336,639
Accumulated undistributed net investment income (loss)	944,001
Accumulated undistributed net realized gain (loss) on investments	(530,372,485)
Net unrealized appreciation (depreciation) on investments	120,905,711

Net assets	$1,765,813,866

Class IA
Net asset value, offering and redemption price per share, $144,862,225 / 7,278,274 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.90

Class IB
Net asset value, offering and redemption price per share, $872,606,810 / 43,733,318 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.95

Class K
Net asset value, offering and redemption price per share, $748,344,831 / 37,607,544 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $155,690 foreign withholding tax)	$41,071,814
Interest	11,852
Other income	2,584,775

Total income	43,668,441

EXPENSES
Investment management fees	10,960,957
Distribution fees – Class IB	2,335,347
Administrative fees	1,918,355
Distribution fees – Class IA	377,026
Custodian fees	87,200
Printing and mailing expenses	84,662
Professional fees	78,702
Trustees’ fees	38,965
Recoupment fees	27,294
Miscellaneous	36,850

Total expenses	15,945,358

NET INVESTMENT INCOME (LOSS)	27,723,083

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	182,702,412
Net change in unrealized appreciation (depreciation) on investments	(323,607,507)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(140,905,095)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(113,182,012)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,723,083	$22,990,866
Net realized gain (loss) on investments	182,702,412	198,141,351
Net change in unrealized appreciation (depreciation) on investments	(323,607,507)	(49,281,062)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(113,182,012)	171,851,155

DIVIDENDS:
Dividends from net investment income
Class IA	(2,020,858)	(1,535,275)
Class IB	(12,195,222)	(9,852,025)
Class K	(12,567,536)	(10,763,261)

TOTAL DIVIDENDS:	(26,783,616)	(22,150,561)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,132,628 and 1,595,361 shares, respectively ]	24,244,976	32,939,752
Capital shares issued in reinvestment of dividends [ 103,880 and 71,880 shares, respectively ]	2,020,858	1,535,275
Capital shares repurchased [ (840,791) and (619,153) shares, respectively ]	(18,089,888)	(12,846,344)

Total Class IA transactions	8,175,946	21,628,683

Class IB
Capital shares sold [ 2,854,398 and 3,432,835 shares, respectively ]	61,008,958	71,116,994
Capital shares issued in reinvestment of dividends [ 625,323 and 460,125 shares, respectively ]	12,195,222	9,852,025
Capital shares repurchased [ (3,600,259) and (3,735,150) shares, respectively ]	(77,415,304)	(77,696,602)

Total Class IB transactions	(4,211,124)	3,272,417

Class K
Capital shares sold [ 1,879,721 and 5,084,679 shares, respectively ]	38,985,749	104,935,077
Capital shares issued in reinvestment of dividends [ 646,269 and 504,038 shares, respectively ]	12,567,536	10,763,261
Capital shares repurchased [ (3,695,872) and (4,407,674) shares, respectively ]	(77,865,812)	(91,094,224)

Total Class K transactions	(26,312,527)	24,604,114

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(22,347,705)	49,505,214

TOTAL INCREASE (DECREASE) IN NET ASSETS	(162,313,333)	199,205,808
NET ASSETS:
Beginning of year	1,928,127,199	1,728,921,391

End of year (a)	$1,765,813,866	$1,928,127,199

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$944,001	$840,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014		2013	2012	2011
Net asset value, beginning of year	$21.52		$19.82		$14.60	$13.05	$13.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29		0.24	##	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(1.63)		1.69		5.30	1.56	(0.60)

Total from investment operations	(1.34)		1.93		5.51	1.78	(0.40)

Less distributions:
Dividends from net investment income	(0.28)		(0.23)		(0.29)	(0.23)	(0.20)

Net asset value, end of year	$19.90		$21.52		$19.82	$14.60	$13.05

Total return	(6.19	)%(dd)	9.73%		37.77%	13.62%	(2.86)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$144,862		$148,079		$115,640	$69,955	$53,307
Ratio of expenses to average net assets:
After waivers (f)	0.95%		0.95%		0.95%	0.95%	0.69%
After waivers and fees paid indirectly (f)	0.95%		0.95%		0.94%	0.94%	0.67%
Before waivers and fees paid indirectly (f)	0.95%		0.95%		0.95%	0.95%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.35	%(gg)	1.16	%(aa)	1.18%	1.56%	1.41%
After waivers and fees paid indirectly (f)	1.35	%(gg)	1.16	%(aa)	1.19%	1.56%	1.43%
Before waivers and fees paid indirectly (f)	1.35	%(gg)	1.16	%(aa)	1.18%	1.56%	1.41%
Portfolio turnover rate^	49%		41%		50%	46%	64%

	Year Ended December 31,
Class IB	2015		2014		2013	2012	2011
Net asset value, beginning of year	$21.57		$19.87		$14.64	$13.08	$13.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29		0.24	##	0.20	0.22	0.18
Net realized and unrealized gain (loss) on investments	(1.63)		1.69		5.32	1.57	(0.62)

Total from investment operations	(1.34)		1.93		5.52	1.79	(0.44)

Less distributions:
Dividends from net investment income	(0.28)		(0.23)		(0.29)	(0.23)	(0.17)

Net asset value, end of year	$19.95		$21.57		$19.87	$14.64	$13.08

Total return	(6.17	)%(ee)	9.71%		37.74%	13.67%	(3.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$872,607		$945,860		$868,200	$1,569,255	$1,482,030
Ratio of expenses to average net assets:
After waivers (f)	0.95%		0.95%		0.95%	0.95%	0.94%
After waivers and fees paid indirectly (f)	0.95%		0.95%		0.94%	0.94%	0.92	%(c)
Before waivers and fees paid indirectly (f)	0.95%		0.95%		0.95%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.35	%(hh)	1.15	%(bb)	1.17%	1.54%	1.28%
After waivers and fees paid indirectly (f)	1.35	%(hh)	1.15	%(bb)	1.18%	1.55%	1.30%
Before waivers and fees paid indirectly (f)	1.35	%(hh)	1.15	%(bb)	1.17%	1.54%	1.28%
Portfolio turnover rate^	49%		41%		50%	46%	64%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,						August 26, 2011* to December 31, 2011
Class K	2015		2014		2013	2012
Net asset value, beginning of period	$21.51		$19.82		$14.60	$13.05	$12.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34		0.29	##	0.25	0.26	0.08
Net realized and unrealized gain (loss) on investments	(1.62)		1.68		5.31	1.56	0.93

Total from investment operations	(1.28)		1.97		5.56	1.82	1.01

Less distributions:
Dividends from net investment income	(0.33)		(0.28)		(0.34)	(0.27)	(0.20)

Net asset value, end of period	$19.90		$21.51		$19.82	$14.60	$13.05

Total return (b)	(5.90	)%(ff)	9.95%		38.11%	13.91%	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$748,345		$834,189		$745,081	$587,464	$549,328
Ratio of expenses to average net assets:
After waivers (a)(f)	0.70%		0.70%		0.70%	0.70%	0.69%
After waivers and fees paid indirectly (a)(f)	0.70%		0.70%		0.69%	0.69%	0.69%
Before waivers and fees paid indirectly (a)(f)	0.70%		0.70%		0.70%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.60	%(ii)	1.41	%(cc)	1.43%	1.79%	1.87%
After waivers and fees paid indirectly (a)(f)	1.60	%(ii)	1.41	%(cc)	1.45%	1.80%	1.87%
Before waivers and fees paid indirectly (a)(f)	1.60	%(ii)	1.41	%(cc)	1.43%	1.79%	1.87%
Portfolio turnover rate^	49%		41%		50%	46%	64%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.21, $0.21, and $0.26 for Class IA, Class IB, and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.01% for income after waivers and reimbursements, 1.01% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.00% for income after waivers and reimbursements, 1.00% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.26% for income after waivers and reimbursements, 1.26% for income after waivers, reimbursements and fees paid indirectly, and 1.26% for income before waivers, reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.31)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.04)%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.21% after waivers, 1.21% after waivers and fees paid indirectly and 1.21% before waivers and fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.21% after waivers, 1.21% after waivers and fees paid indirectly and 1.21% before waivers and fees paid indirectly.
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.46% after waivers, 1.46% after waivers and fees paid indirectly and 1.46% before waivers and fees paid indirectly.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Boston Advisors, LLC.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(1.69)%	10.62%	5.82%
Portfolio – Class IB Shares	(1.68)	10.53	5.66
Portfolio – Class K Shares**	(1.44)	N/A	14.85
Russell 1000® Value Index	(3.83)	11.27	6.16

*   Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.68)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Value Index, returned (3.83)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Industrial sector made the greatest positive relative contribution. This was spread fairly evenly across the three underlying industry groups, but the Capital Goods industry was the main driver, accounting for more than half of the outperformance due to strong stock selection among the Aerospace & Defense companies. Alliance Tech Systems merged with Orbital Sciences in February, to form the newly combined entity Orbital ATK. Also contributing was Harris Corp’s purchase of long-term holding, Exelis, for a premium, and Northrop Grumman, which was a beneficiary of increased government defense spending.

•

The Energy sector was the second best performing sector on a relative basis despite being the worst absolute performer in 2015. Both an underweight position and strong stock selection contributed to the relative outperformance. Among the best performers were two Refiners, Valero Energy and Tesoro Corp.

•

The Health Care sector contributed to relative performance, driven by a handful of strong performers. Among them, Eli Lilly, a Pharmaceutical company with a diversified pipeline of product offerings in Diabetes, Oncology, and Men’s Health, to name a few. Merger and acquisition activity was the catalyst in the consolidating Managed Care space as Aetna and Anthem both await regulatory approval as acquirers.

What hurt performance during the year:

•

The Financials sector was the largest detractor from relative performance at the sector level. The building anticipation of the rise in the Federal Funds Rate throughout the year put pressure on the higher yielding real estate investment trust (REIT) industry group, which makes up a majority of the underperformance. The eventual beneficiaries of a higher interest rate environment, the Banks, made an end-of-year run leading into the Fed’s December decision, but it was not enough to offset the overhang on REITs.

•

The Consumer Staples sector also hurt relative performance in 2015, due in large part to two names. Whole Foods Market is not the growth machine it once was as it exhibited a series of disappointing same store sales and earnings per share misses driven by increased competition, which reduced traffic and puts pressure on margins going forward which is expected to persist in 2016. Lower ethanol margins and foreign exchange headwinds proved too much for Archer Daniels-Midland as shares finished down for the year.

Portfolio Positioning and Outlook — Boston Advisors, LLC.

We believe that we will continue to see more of the “chaotic” environment we experienced in the back half of the year. As we head into an election year, we believe many of the macro headwinds continue to persist yet again (i.e. lower energy prices, additional rate hikes, etc.) and have made very few major changes in our overall positioning from a sector perspective. At year end, we were overweight Consumer Discretionary and Health Care and

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

our largest underweights were Industrials and Energy. At the margin, we will likely be looking for more defensive companies on the higher end of the market capitalization spectrum with more modest growth prospects but a higher dividend yield. However, we still believe there are opportunities for growth in the Health Care and Information Technology sectors as these are two sectors still finding a way to grow both their top and bottom lines.

Talk of recession faded during the fourth quarter, as employment, housing activity and auto sales remained solid. However, other data points, especially manufacturing related, appeared to lose momentum heading into year-end. We still feel the probability of a U.S. economic recession in 2016 is low. But, the Federal Reserve seems serious about wanting to “normalize”, also known as raise interest rates whereas, globally, central bank bias remains generally stimulative, creating a divergence that should keep the dollar strong and commodities weak. This backdrop is likely to prove challenging for equities at least through the first half of 2016.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	28.9%
Health Care	13.6
Information Technology	11.9
Energy	10.1
Consumer Discretionary	9.2
Industrials	8.0
Consumer Staples	7.1
Utilities	4.7
Investment Company	2.5
Telecommunication Services	2.5
Materials	1.1
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$992.17	$5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.18
Class IB
Actual	1,000.00	992.23	5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.18
Class K
Actual	1,000.00	994.68	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.34	3.91

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares		Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Automobiles (1.4%)
General Motors Co.	304,448		$10,354,277

Hotels, Restaurants & Leisure (2.4%)
Carnival Corp.	133,691		7,283,486
Darden Restaurants, Inc.	158,471		10,085,094

			17,368,580

Household Durables (1.4%)
D.R. Horton, Inc.	313,212		10,032,180

Media (1.9%)
Sinclair Broadcast Group, Inc., Class A	244,679		7,961,855
Walt Disney Co.	50,147		5,269,447

			13,231,302

Specialty Retail (2.1%)
Best Buy Co., Inc.	150,602		4,585,831
Lowe’s Cos., Inc.	132,910		10,106,476

			14,692,307

Total Consumer Discretionary			65,678,646

Consumer Staples (7.1%)
Beverages (1.7%)
Dr. Pepper Snapple Group, Inc.	131,375		12,244,150

Household Products (3.3%)
Colgate-Palmolive Co.	122,132		8,136,434
Procter & Gamble Co.	192,363		15,275,546

			23,411,980

Tobacco (2.1%)
Altria Group, Inc.	257,911		15,012,999

Total Consumer Staples			50,669,129

Energy (10.1%)
Energy Equipment & Services (1.8%)
Frank’s International N.V.	193,260		3,225,510
Schlumberger Ltd.	139,427		9,725,033

			12,950,543

Oil, Gas & Consumable Fuels (8.3%)
ConocoPhillips Co.	126,749		5,917,911
Exxon Mobil Corp.	356,009		27,750,901
Occidental Petroleum Corp.	67,902		4,590,854
Tesoro Corp.	77,726		8,189,989
Valero Energy Corp.	175,552		12,413,282

			58,862,937

Total Energy			71,813,480

Financials (28.9%)
Banks (14.0%)
Bank of America Corp.	1,298,262		21,849,750
Citizens Financial Group, Inc.	148,188		3,881,044
JPMorgan Chase & Co.	362,981		23,967,635
KeyCorp	648,727		8,556,709
PNC Financial Services Group, Inc.	97,669		9,308,832

SunTrust Banks, Inc./Georgia	212,715		$9,112,711
Wells Fargo & Co.	427,531		23,240,585

			99,917,266

Capital Markets (3.8%)
Bank of New York Mellon Corp.	297,296		12,254,541
Goldman Sachs Group, Inc.	84,173		15,170,500

			27,425,041

Consumer Finance (1.0%)
Capital One Financial Corp.	95,180		6,870,092

Insurance (4.9%)
Endurance Specialty Holdings Ltd.	175,601		11,236,708
Hartford Financial Services Group, Inc.	194,729		8,462,923
Prudential Financial, Inc.	190,254		15,488,578

			35,188,209

Real Estate Investment Trusts (REITs) (5.2%)
Apartment Investment & Management Co. (REIT), Class A	179,643		7,191,109
CubeSmart (REIT)	128,539		3,935,864
DuPont Fabros Technology, Inc. (REIT)	152,007		4,832,303
Equity Residential (REIT)	110,565		9,020,998
Four Corners Property Trust, Inc. (REIT)*	—	@	8
Simon Property Group, Inc. (REIT)	30,874		6,003,141
Sun Communities, Inc. (REIT)	84,129		5,765,360

			36,748,783

Total Financials			206,149,391

Health Care (13.6%)
Biotechnology (3.6%)
Amgen, Inc.	88,692		14,397,372
Gilead Sciences, Inc.	115,425		11,679,856

			26,077,228

Health Care Providers & Services (3.3%)
Cardinal Health, Inc.	135,571		12,102,423
UnitedHealth Group, Inc.	95,407		11,223,680

			23,326,103

Life Sciences Tools & Services (1.3%)
Thermo Fisher Scientific, Inc.	63,364		8,988,183

Pharmaceuticals (5.4%)
Eli Lilly & Co.	187,384		15,788,976
Pfizer, Inc.	438,164		14,143,934
Teva Pharmaceutical Industries Ltd. (ADR)	134,274		8,813,745

			38,746,655

Total Health Care			97,138,169

Industrials (8.0%)
Aerospace & Defense (2.3%)
Northrop Grumman Corp.	60,405		11,405,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Orbital ATK, Inc.	58,736	$5,247,474

		16,652,542

Airlines (1.5%)
Alaska Air Group, Inc.	68,006	5,475,163
Delta Air Lines, Inc.	101,615	5,150,864

		10,626,027

Commercial Services & Supplies (1.4%)
ADT Corp.	307,563	10,143,428

Industrial Conglomerates (1.5%)
General Electric Co.	348,319	10,850,137

Machinery (1.3%)
Snap-on, Inc.	53,216	9,122,819

Total Industrials		57,394,953

Information Technology (11.9%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	284,035	7,712,970

IT Services (3.4%)
Accenture plc, Class A	70,061	7,321,375
Booz Allen Hamilton Holding Corp.	277,880	8,572,598
Broadridge Financial Solutions, Inc.	152,007	8,167,336

		24,061,309

Semiconductors & Semiconductor Equipment (3.6%)
Intel Corp.	557,987	19,222,652
Lam Research Corp.	83,104	6,600,120

		25,822,772

Software (3.4%)
Microsoft Corp.	339,778	18,850,884
Open Text Corp.	112,283	5,381,724

		24,232,608

Technology Hardware, Storage & Peripherals (0.4%)
Apple, Inc.	30,447	3,204,851

Total Information Technology		85,034,510

Materials (1.1%)
Chemicals (1.1%)
LyondellBasell Industries N.V., Class A	91,407	7,943,268

Total Materials		7,943,268

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.5%)
AT&T, Inc.	519,771	17,885,320

Total Telecommunication Services		17,885,320

Utilities (4.7%)
Electric Utilities (2.6%)
Edison International	162,368	9,613,809
PPL Corp.	262,938	8,974,074

		18,587,883

Gas Utilities (0.7%)
UGI Corp.	151,315	$5,108,394

Multi-Utilities (1.4%)
CMS Energy Corp.	280,305	10,113,405

Total Utilities		33,809,682

Total Common Stocks (97.1%) (Cost $556,634,227)		693,516,548

SHORT-TERM INVESTMENT:
Investment Company (2.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	17,910,121	17,910,121

Total Short-Term Investment (2.5%) (Cost $17,910,121)		17,910,121

Total Investments (99.6%) (Cost $574,544,348)		711,426,669
Other Assets Less Liabilities (0.4%)		2,662,753

Net Assets (100%)		$714,089,422

*	Non-income producing.
@	Shares are less than 0.5

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$65,678,646	$—	$—	$65,678,646
Consumer Staples	50,669,129	—	—	50,669,129
Energy	71,813,480	—	—	71,813,480
Financials	206,149,391	—	—	206,149,391
Health Care	97,138,169	—	—	97,138,169
Industrials	57,394,953	—	—	57,394,953
Information Technology	85,034,510	—	—	85,034,510
Materials	7,943,268	—	—	7,943,268
Telecommunication Services	17,885,320	—	—	17,885,320
Utilities	33,809,682	—	—	33,809,682
Short-Term Investments	17,910,121	—	—	17,910,121

Total Assets	$711,426,669	$—	$—	$711,426,669

Total Liabilities	$—	$—	$—	$—

Total	$711,426,669	$—	$—	$711,426,669

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$505,650,979
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$644,371,917

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$141,197,133
Aggregate gross unrealized depreciation	(5,501,509)

Net unrealized appreciation	$135,695,624

Federal income tax cost of investments	$575,731,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $574,544,348)	$711,426,669
Cash	3,697,766
Receivable for securities sold	29,078,320
Dividends, interest and other receivables	1,074,826
Other assets	2,658

Total assets	745,280,239

LIABILITIES
Payable for securities purchased	30,641,276
Investment management fees payable	376,985
Administrative fees payable	61,266
Distribution fees payable – Class IB	32,789
Distribution fees payable – Class IA	8,237
Trustees’ fees payable	23
Accrued expenses	70,241

Total liabilities	31,190,817

NET ASSETS	$714,089,422

Net assets were comprised of:
Paid in capital	$578,842,744
Accumulated undistributed net investment income (loss)	473,444
Accumulated undistributed net realized gain (loss) on investments	(2,109,087)
Net unrealized appreciation (depreciation) on investments	136,882,321

Net assets	$714,089,422

Class IA
Net asset value, offering and redemption price per share, $38,863,213 / 6,716,247 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.79

Class IB
Net asset value, offering and redemption price per share, $154,965,547 / 26,665,274 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.81

Class K
Net asset value, offering and redemption price per share, $520,260,662 / 89,908,133 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $50,817 foreign withholding tax)	$19,630,820
Interest	8,908

Total income	19,639,728

EXPENSES
Investment management fees	5,918,635
Administrative fees	795,935
Distribution fees – Class IB	401,226
Distribution fees – Class IA	99,019
Professional fees	60,226
Custodian fees	50,500
Printing and mailing expenses	34,564
Trustees’ fees	16,638
Miscellaneous	16,976

Gross expenses	7,393,719
Less: Waiver from investment manager	(701,273)

Net expenses	6,692,446

NET INVESTMENT INCOME (LOSS)	12,947,282

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	47,854,075
Net change in unrealized appreciation (depreciation) on investments	(72,262,925)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,408,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,461,568)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,947,282	$15,093,972
Net realized gain (loss) on investments	47,854,075	91,621,040
Net change in unrealized appreciation (depreciation) on investments	(72,262,925)	(34,421,057)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,461,568)	72,293,955

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(633,898)	(617,775)
Class IB	(2,518,085)	(2,542,874)
Class K	(9,799,154)	(11,848,432)

	(12,951,137)	(15,009,081)

Distributions from net realized capital gains
Class IA	(3,503,938)	(3,690,359)
Class IB	(13,877,463)	(15,130,576)
Class K	(47,053,170)	(60,744,355)

	(64,434,571)	(79,565,290)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(77,385,708)	(94,574,371)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 765,200 and 710,819 shares, respectively ]	4,902,956	4,904,403
Capital shares issued in reinvestment of dividends and distributions [ 719,572 and 650,207 shares, respectively ]	4,137,836	4,308,134
Capital shares repurchased [ (922,590) and (1,206,183) shares, respectively ]	(5,884,324)	(8,350,467)

Total Class IA transactions	3,156,468	862,070

Class IB
Capital shares sold [ 1,751,658 and 2,148,715 shares, respectively ]	11,322,015	14,919,904
Capital shares issued in reinvestment of dividends and distributions [ 2,838,846 and 2,656,975 shares, respectively ]	16,395,548	17,673,450
Capital shares repurchased [ (3,240,977) and (3,155,394) shares, respectively ]	(21,026,700)	(21,984,795)

Total Class IB transactions	6,690,863	10,608,559

Class K
Capital shares sold [ 909,618 and 10,040,388 shares, respectively ]	5,807,916	70,729,927
Capital shares issued in reinvestment of dividends and distributions [ 9,884,070 and 10,955,205 shares, respectively ]	56,852,324	72,592,787
Capital shares repurchased [ (22,293,365) and (15,237,340) shares, respectively ]	(145,576,552)	(106,040,548)

Total Class K transactions	(82,916,312)	37,282,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(73,068,981)	48,752,795

TOTAL INCREASE (DECREASE) IN NET ASSETS	(161,916,257)	26,472,379
NET ASSETS:
Beginning of year	876,005,679	849,533,300

End of year (a)	$714,089,422	$876,005,679

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$473,444	$1,137,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.59	$6.77	$5.86	$5.13	$5.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.11	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.22)	0.48	1.72	0.80	(0.14)

Total from investment operations	(0.13)	0.59	1.83	0.91	(0.01)

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.13)	(0.11)	(0.11)
Distributions from net realized gains	(0.57)	(0.66)	(0.79)	(0.07)	—

Total dividends and distributions	(0.67)	(0.77)	(0.92)	(0.18)	(0.11)

Net asset value, end of year	$5.79	$6.59	$6.77	$5.86	$5.13

Total return	(1.69)%	8.79%	31.63%	17.74%	(0.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,863	$40,537	$40,639	$28,261	$20,706
Ratio of expenses to average net assets:
After waivers (f)	1.03%	1.05%	1.05%	1.05%	0.80%
After waivers and fees paid indirectly (f)	1.03%	1.05%	1.05%	1.05%	0.80%
Before waivers and fees paid indirectly (f)	1.12%	1.13%	1.13%	1.13%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.46%	1.59%	1.59%	2.00%	2.39%
After waivers and fees paid indirectly (f)	1.46%	1.59%	1.59%	2.00%	2.39%
Before waivers and fees paid indirectly (f)	1.37%	1.52%	1.51%	1.92%	2.31%
Portfolio turnover rate^	66%	50%	58%	56%	68%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.61	$6.80	$5.88	$5.14	$5.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.11	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.47	1.74	0.81	(0.14)

Total from investment operations	(0.13)	0.58	1.84	0.92	(0.03)

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.13)	(0.11)	(0.10)
Distributions from net realized gains	(0.57)	(0.66)	(0.79)	(0.07)	—

Total dividends and distributions	(0.67)	(0.77)	(0.92)	(0.18)	(0.10)

Net asset value, end of year	$5.81	$6.61	$6.80	$5.88	$5.14

Total return	(1.68)%	8.59%	31.72%	17.90%	(0.51)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$154,966	$167,418	$160,887	$404,727	$309,284
Ratio of expenses to average net assets:
After waivers (f)	1.03%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.03%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.12%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.46%	1.59%	1.56%	2.01%	2.09%
After waivers and fees paid indirectly (f)	1.46%	1.59%	1.56%	2.01%	2.09%
Before waivers and fees paid indirectly (f)	1.37%	1.51%	1.49%	1.93%	2.02%
Portfolio turnover rate ^	66%	50%	58%	56%	68%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$6.59	$6.77	$5.86	$5.13	$4.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.13	0.12	0.13	0.04
Net realized and unrealized gain (loss) on investments	(0.22)	0.48	1.73	0.80	0.39

Total from investment operations	(0.11)	0.61	1.85	0.93	0.43

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.15)	(0.13)	(0.11)
Distributions from net realized gains	(0.57)	(0.66)	(0.79)	(0.07)	—

Total dividends and distributions	(0.69)	(0.79)	(0.94)	(0.20)	(0.11)

Net asset value, end of period	$5.79	$6.59	$6.77	$5.86	$5.13

Total return (b)	(1.44)%	9.06%	31.96%	18.04%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$520,261	$668,050	$648,008	$527,279	$479,728
Ratio of expenses to average net assets:
After waivers (a)(f)	0.79%	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)(f)	0.79%	0.80%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly (a)(f)	0.87%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.70%	1.84%	1.84%	2.24%	2.23%
After waivers and fees paid indirectly (a)(f)	1.70%	1.84%	1.84%	2.24%	2.23%
Before waivers and fees paid indirectly (a)(f)	1.61%	1.76%	1.76%	2.16%	2.16%
Portfolio turnover rate^	66%	50%	58%	56%	68%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Calvert Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.47%	12.46%	5.66%
Portfolio – Class IB Shares	0.49	12.42	5.51
Calvert U.S. Large Cap Core Responsbile Index (formerly, “The Calvert Social Index”)	1.44	13.31	7.49
Russell 1000® Growth Index	5.67	13.53	8.53
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.49% for the year ended December 31, 2015. The Portfolio’s benchmarks: The Calvert U.S. Large Cap Core Responsible Index and Russell 1000® Growth Index, returned 1.44% and 5.67%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio benefitted from sector allocation in the Energy, Utilities and Health Care sectors, relative to the benchmark.

•	The Portfolio benefitted from stock selection in the Information Technology sector, relative to the benchmark.

•	The largest contributors were Amazon.com, Inc., Alphabet, Microsoft, General Electric and Facebook.

What hurt performance during the year:

•	The Portfolio was hurt by very poor stock selection in the Energy sector and weak stock selection in the Health Care and Consumer Staples sectors, relative to the benchmark.

•	The most notable detractors from performance were four names in the Energy sector: Cheniere Energy, Baker Hughes, National Oilwell Varco and ONEOK.

Portfolio Positioning and Outlook—Calvert Investment Management, Inc.

The Portfolio is managed to passively replicate the Calvert U.S. Large Cap Core Responsible Index. The Calvert U.S. Large Cap Core Responsible Index measures the performance of companies that operate their business in a manner that is consistent with the Calvert Principles for Responsible Investment, on a sector neutral basis relative to the S-Network U.S. Equity Large Cap 1000 Index sector weights.

As of December 31, 2015, the Index’s and Portfolio’s four largest sector allocations were to Information Technology, Health Care, Financials and Consumer Discretionary.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	22.1%
Health Care	15.5
Financials	15.0
Consumer Discretionary	14.3
Industrials	10.8
Consumer Staples	10.3
Utilities	3.2
Energy	3.1
Materials	3.0
Telecommunication Services	2.5
Cash and Other	0.2

100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$976.75	$4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.80
Class IB
Actual	1,000.00	977.27	4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.80

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.94% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.3%)
Auto Components (0.5%)
BorgWarner, Inc.	1,854	$80,148
Delphi Automotive plc	2,309	197,951
Johnson Controls, Inc.	4,953	195,594
Lear Corp.	640	78,611
Tenneco, Inc.*	400	18,364
Visteon Corp.*	312	35,724

		606,392

Automobiles (0.6%)
Ford Motor Co.	33,211	467,943
Harley-Davidson, Inc.	1,596	72,443
Tesla Motors, Inc.*	743	178,327
Thor Industries, Inc.	387	21,730

		740,443

Distributors (0.1%)
Genuine Parts Co.	1,144	98,258
LKQ Corp.*	2,184	64,712

		162,970

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	308	20,574
Graham Holdings Co., Class B	44	21,339
Houghton Mifflin Harcourt Co.*	1,194	26,005
ServiceMaster Global Holdings, Inc.*	1,083	42,497

		110,415

Hotels, Restaurants & Leisure (1.4%)
Aramark	1,708	55,083
Brinker International, Inc.	391	18,748
Chipotle Mexican Grill, Inc.*	221	106,047
Cracker Barrel Old Country Store, Inc.	183	23,210
Darden Restaurants, Inc.	875	55,685
Domino’s Pizza, Inc.	275	30,594
Dunkin’ Brands Group, Inc.	617	26,278
Hilton Worldwide Holdings, Inc.	8,640	184,896
Hyatt Hotels Corp., Class A*	1,186	55,766
Marriott International, Inc., Class A	1,629	109,208
Norwegian Cruise Line Holdings Ltd.*	1,776	104,074
Panera Bread Co., Class A*	172	33,502
Royal Caribbean Cruises Ltd.	1,298	131,371
Six Flags Entertainment Corp.	561	30,821
Starbucks Corp.	11,743	704,932
Starwood Hotels & Resorts Worldwide, Inc.	1,404	97,269
Vail Resorts, Inc.	295	37,757
Wendy’s Co.	2,268	24,426
Wyndham Worldwide Corp.	906	65,821

		1,895,488

Household Durables (0.5%)
CalAtlantic Group, Inc.	709	26,885
Garmin Ltd.	1,129	41,965
GoPro, Inc., Class A*	1,099	19,793

Harman International Industries, Inc.	544	$51,250
Jarden Corp.*	1,743	99,560
Leggett & Platt, Inc.	1,017	42,734
Mohawk Industries, Inc.*	525	99,430
Newell Rubbermaid, Inc.	1,989	87,675
PulteGroup, Inc.	2,460	43,837
Tempur Sealy International, Inc.*	315	22,195
Tupperware Brands Corp.	333	18,532
Whirlpool Corp.	634	93,116

		646,972

Internet & Catalog Retail (2.6%)
Amazon.com, Inc.*	3,455	2,335,200
Expedia, Inc.	945	117,518
HSN, Inc.	471	23,865
Netflix, Inc.*	3,303	377,797
Priceline Group, Inc.*	422	538,029
TripAdvisor, Inc.*	827	70,502
Wayfair, Inc., Class A*	295	14,048

		3,476,959

Leisure Products (0.1%)
Brunswick Corp.	654	33,033
Hasbro, Inc.	721	48,567
Mattel, Inc.	2,586	70,262

		151,862

Media (3.8%)
AMC Networks, Inc., Class A*	491	36,668
Cablevision Systems Corp. – New York Group, Class A	2,050	65,395
CBS Corp. (Non-Voting), Class B	3,722	175,418
Charter Communications, Inc., Class A*	667	122,128
Cinemark Holdings, Inc.	784	26,209
Comcast Corp., Class A	19,291	1,088,591
DISH Network Corp., Class A*	3,631	207,621
Interpublic Group of Cos., Inc.	3,367	78,384
John Wiley & Sons, Inc., Class A	331	14,905
Liberty Broadband Corp.*	802	41,423
Liberty Media Corp.*	2,962	116,258
Lions Gate Entertainment Corp.	1,137	36,827
Madison Square Garden Co., Class A*	224	36,243
Omnicom Group, Inc.	2,015	152,455
Regal Entertainment Group, Class A	843	15,907
Scripps Networks Interactive, Inc., Class A	967	53,388
Sinclair Broadcast Group, Inc., Class A	530	17,246
Sirius XM Holdings, Inc.*	20,065	81,664
TEGNA, Inc.	1,831	46,727
Thomson Reuters Corp.	2,747	103,974
Time Warner Cable, Inc.	2,359	437,807
Time Warner, Inc.	6,889	445,512
Tribune Media Co., Class A	669	22,619
Viacom, Inc., Class B	3,248	133,688
Walt Disney Co.	13,097	1,376,233

		4,933,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Multiline Retail (0.6%)
Burlington Stores, Inc.*	543	$23,295
Dollar Tree, Inc.*	1,945	150,193
J.C. Penney Co., Inc.*	2,327	15,498
Kohl’s Corp.	1,518	72,302
Macy’s, Inc.	2,800	97,944
Nordstrom, Inc.	1,194	59,473
Sears Holdings Corp.*	459	9,437
Target Corp.	5,278	383,236

		811,378

Specialty Retail (2.8%)
Advance Auto Parts, Inc.	558	83,985
American Eagle Outfitters, Inc.	1,410	21,855
AutoNation, Inc.*	681	40,628
Bed Bath & Beyond, Inc.*	1,332	64,269
Best Buy Co., Inc.	1,836	55,906
CarMax, Inc.*	1,582	85,381
CST Brands, Inc.	597	23,367
Foot Locker, Inc.	1,002	65,220
GameStop Corp., Class A	668	18,731
Gap, Inc.	2,413	59,601
GNC Holdings, Inc., Class A	617	19,139
Home Depot, Inc.	9,920	1,311,920
Lithia Motors, Inc., Class A	201	21,441
Lowe’s Cos., Inc.	7,731	587,865
Michaels Cos., Inc.*	1,221	26,996
Office Depot, Inc.*	4,158	23,451
O’Reilly Automotive, Inc.*	806	204,257
Penske Automotive Group, Inc.	377	15,962
Restoration Hardware Holdings, Inc.*	269	21,372
Ross Stores, Inc.	3,021	162,560
Sally Beauty Holdings, Inc.*	1,028	28,671
Signet Jewelers Ltd.	658	81,388
Staples, Inc.	4,845	45,882
Tiffany & Co.	836	63,778
TJX Cos., Inc.	5,146	364,903
Tractor Supply Co.	1,111	94,991
Ulta Salon Cosmetics & Fragrance, Inc.*	538	99,530
Williams-Sonoma, Inc.	573	33,469

		3,726,518

Textiles, Apparel & Luxury Goods (1.2%)
Carter’s, Inc.	405	36,057
Coach, Inc.	2,237	73,217
Columbia Sportswear Co.	274	13,360
Hanesbrands, Inc.	3,073	90,438
Kate Spade & Co.*	749	13,310
lululemon athletica, Inc.*	595	31,220
Michael Kors Holdings Ltd.*	1,649	66,059
NIKE, Inc., Class B	13,336	833,500
PVH Corp.	611	45,000
Skechers USA, Inc., Class A*	936	28,277
Under Armour, Inc., Class A*	1,610	129,782
VF Corp.	2,778	172,931

		1,533,151

Total Consumer Discretionary		18,795,838

Consumer Staples (10.3%)
Beverages (2.7%)
Coca-Cola Co.	40,400	$1,735,584
Coca-Cola Enterprises, Inc.	1,949	95,969
Dr. Pepper Snapple Group, Inc.	1,834	170,929
PepsiCo, Inc.	14,967	1,495,502

		3,497,984

Food & Staples Retailing (2.2%)
Casey’s General Stores, Inc.	337	40,592
CVS Health Corp.	11,376	1,112,232
Kroger Co.	10,107	422,776
PriceSmart, Inc.	192	15,934
Rite Aid Corp.*	9,508	74,543
Sprouts Farmers Market, Inc.*	1,133	30,126
Sysco Corp.	5,731	234,971
Walgreens Boots Alliance, Inc.	9,846	838,436
Whole Foods Market, Inc.	3,534	118,389

		2,887,999

Food Products (2.5%)
Bunge Ltd.	1,432	97,777
Campbell Soup Co.	1,960	102,998
ConAgra Foods, Inc.	4,110	173,278
Flowers Foods, Inc.	2,051	44,076
General Mills, Inc.	6,140	354,032
Hain Celestial Group, Inc.*	927	37,441
Hormel Foods Corp.	1,396	110,396
J.M. Smucker Co.	1,203	148,378
Kellogg Co.	2,789	201,561
Keurig Green Mountain, Inc.	1,029	92,589
Kraft Heinz Co.	9,681	704,389
Lancaster Colony Corp.	173	19,975
McCormick & Co., Inc. (Non-Voting)	1,031	88,212
Mead Johnson Nutrition Co.	1,706	134,689
Mondelez International, Inc., Class A	16,500	739,860
Pinnacle Foods, Inc.	994	42,205
Post Holdings, Inc.*	571	35,231
TreeHouse Foods, Inc.*	371	29,109
WhiteWave Foods Co.*	1,615	62,840

		3,219,036

Household Products (2.6%)
Clorox Co.	1,123	142,430
Colgate-Palmolive Co.	9,214	613,837
Kimberly-Clark Corp.	3,531	449,496
Procter & Gamble Co.	27,949	2,219,430

		3,425,193

Personal Products (0.3%)
Coty, Inc., Class A	2,747	70,406
Edgewell Personal Care Co.	571	44,749
Estee Lauder Cos., Inc., Class A	3,216	283,201
Herbalife Ltd.*	678	36,354

		434,710

Total Consumer Staples		13,464,922

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Energy (3.1%)
Energy Equipment & Services (2.0%)
Baker Hughes, Inc.	16,757	$773,335
Cameron International Corp.*	7,102	448,846
Core Laboratories N.V.	1,420	154,411
Dril-Quip, Inc.*	1,160	68,707
Ensco plc, Class A	8,086	124,443
FMC Technologies, Inc.*	7,269	210,874
National Oilwell Varco, Inc.	13,517	452,684
Oceaneering International, Inc.	2,880	108,058
RPC, Inc.	2,839	33,926
Weatherford International plc*	23,248	195,051

		2,570,335

Oil, Gas & Consumable Fuels (1.1%)
Cheniere Energy Partners LP Holdings LLC	1,894	32,956
Cheniere Energy, Inc.*	8,973	334,244
Columbia Pipeline Group, Inc.	13,521	270,420
Golar LNG Ltd.	2,822	44,559
ONEOK, Inc.	7,272	179,328
Spectra Energy Corp.	25,800	617,652

		1,479,159

Total Energy		4,049,494

Financials (15.0%)
Banks (7.1%)
Associated Banc-Corp	1,034	19,387
Bank of America Corp.	107,629	1,811,396
Bank of Hawaii Corp.	350	22,015
Bank of the Ozarks, Inc.	687	33,979
BankUnited, Inc.	960	34,618
BB&T Corp.	8,064	304,900
BOK Financial Corp.	148	8,849
CIT Group, Inc.	1,923	76,343
Citigroup, Inc.	31,120	1,610,460
Citizens Financial Group, Inc.	3,075	80,534
Comerica, Inc.	1,494	62,494
Commerce Bancshares, Inc./Missouri	801	34,074
Cullen/Frost Bankers, Inc.	535	32,100
East West Bancorp, Inc.	1,248	51,867
First Citizens BancShares, Inc./North Carolina, Class A	82	21,170
First Horizon National Corp.	2,016	29,272
First Niagara Financial Group, Inc.	2,838	30,792
First Republic Bank/California	1,209	79,867
FirstMerit Corp.	1,531	28,553
Home BancShares, Inc./Arkansas	624	25,284
Huntington Bancshares, Inc./Ohio	6,794	75,142
Investors Bancorp, Inc.	3,081	38,328
KeyCorp	7,305	96,353
M&T Bank Corp.	1,740	210,853
PacWest Bancorp	754	32,497
People’s United Financial, Inc.	2,651	42,814
PNC Financial Services Group, Inc.	5,249	500,282
Popular, Inc.	887	25,138
PrivateBancorp, Inc.	680	27,894
Prosperity Bancshares, Inc.	616	29,482

Regions Financial Corp.	11,246	$107,962
Signature Bank/New York*	435	66,716
SVB Financial Group*	441	52,435
Synovus Financial Corp.	1,163	37,658
U.S. Bancorp	18,319	781,672
Umpqua Holdings Corp.	1,766	28,079
Webster Financial Corp.	867	32,244
Wells Fargo & Co.	48,304	2,625,805
Western Alliance Bancorp*	1,058	37,940
Zions Bancorp	1,731	47,256

		9,294,504

Capital Markets (2.4%)
Affiliated Managers Group, Inc.*	547	87,389
Ameriprise Financial, Inc.	1,678	178,573
Artisan Partners Asset Management, Inc., Class A	563	20,302
Bank of New York Mellon Corp.	11,418	470,650
BlackRock, Inc.	1,315	447,784
Charles Schwab Corp.	12,016	395,687
E*TRADE Financial Corp.*	2,416	71,610
Eaton Vance Corp.	1,023	33,176
Federated Investors, Inc., Class B	790	22,633
Franklin Resources, Inc.	3,965	145,991
Interactive Brokers Group, Inc., Class A	3,920	170,912
Invesco Ltd.	4,381	146,676
Legg Mason, Inc.	968	37,975
LPL Financial Holdings, Inc.	686	29,258
Northern Trust Corp.	2,415	174,097
NorthStar Asset Management Group, Inc.	1,799	21,840
Raymond James Financial, Inc.	1,122	65,042
SEI Investments Co.	1,047	54,863
State Street Corp.	3,872	256,946
Stifel Financial Corp.*	619	26,221
T. Rowe Price Group, Inc.	2,595	185,516
TD Ameritrade Holding Corp.	3,010	104,477
Virtu Financial, Inc., Class A	837	18,950
WisdomTree Investments, Inc.	1,202	18,847

		3,185,415

Consumer Finance (1.3%)
Ally Financial, Inc.*	4,980	92,827
American Express Co.	9,200	639,860
Capital One Financial Corp.	5,207	375,841
Credit Acceptance Corp.*	104	22,258
Discover Financial Services	4,419	236,947
LendingClub Corp.*	1,497	16,542
Navient Corp.	2,815	32,232
OneMain Holdings, Inc.*	1,111	46,151
SLM Corp.*	2,641	17,219
Synchrony Financial*	9,169	278,829

		1,758,706

Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	724	46,988
FactSet Research Systems, Inc.	333	54,136
Leucadia National Corp.	3,186	55,404
McGraw Hill Financial, Inc.	2,556	251,970
Moody’s Corp.	1,739	174,491
Morningstar, Inc.	136	10,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

MSCI, Inc.	884	$63,763
Voya Financial, Inc.	1,989	73,414

		731,102

Insurance (3.3%)
Aflac, Inc.	4,083	244,572
Alleghany Corp.*	147	70,256
American Financial Group, Inc./Ohio	686	49,447
American International Group, Inc.	12,786	792,348
American National Insurance Co.	189	19,329
Aon plc	2,831	261,047
Arch Capital Group Ltd.*	746	52,033
Arthur J. Gallagher & Co.	1,671	68,411
Assurant, Inc.	555	44,700
Brown & Brown, Inc.	1,093	35,085
Chubb Corp.	2,197	291,410
Cincinnati Financial Corp.	1,218	72,069
Endurance Specialty Holdings Ltd.	608	38,906
Erie Indemnity Co., Class A	190	18,172
Genworth Financial, Inc., Class A*	4,240	15,815
Hanover Insurance Group, Inc.	374	30,421
Hartford Financial Services Group, Inc.	3,825	166,234
Lincoln National Corp.	2,308	116,000
Loews Corp.	3,227	123,917
Marsh & McLennan Cos., Inc.	5,392	298,986
Mercury General Corp.	209	9,733
MetLife, Inc.	9,779	471,446
PartnerReinsurance Ltd.	392	54,778
Principal Financial Group, Inc.	2,543	114,384
Prudential Financial, Inc.	4,641	377,824
Reinsurance Group of America, Inc.	593	50,731
RenaissanceReinsurance Holdings Ltd.	361	40,862
StanCorp Financial Group, Inc.	405	46,121
Unum Group	1,920	63,917
White Mountains Insurance Group Ltd.	59	42,882
Willis Group Holdings plc	1,684	81,792
XL Group plc	3,012	118,010

		4,281,638

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	2,901	100,317
Forest City Enterprises, Inc., Class A*	2,227	48,838
Howard Hughes Corp.*	367	41,530
Jones Lang LaSalle, Inc.	386	61,706
Realogy Holdings Corp.*	1,263	46,314

		298,705

Thrifts & Mortgage Finance (0.1%)
MGIC Investment Corp.*	2,930	25,872
New York Community Bancorp, Inc.	4,639	75,709
TFS Financial Corp.	658	12,390

		113,971

Total Financials		19,664,041

Health Care (15.5%)
Biotechnology (3.8%)
Agios Pharmaceuticals, Inc.*	150	$9,738
Alexion Pharmaceuticals, Inc.*	1,618	308,634
Alnylam Pharmaceuticals, Inc.*	587	55,260
Amgen, Inc.	5,593	907,912
Anacor Pharmaceuticals, Inc.*	314	35,473
Baxalta, Inc.	4,943	192,925
Biogen, Inc.*	1,484	454,623
BioMarin Pharmaceutical, Inc.*	1,047	109,684
Bluebird Bio, Inc.*	178	11,431
Celgene Corp.*	6,643	795,566
Cepheid, Inc.*	408	14,904
Dyax Corp.*	860	32,353
Gilead Sciences, Inc.	11,538	1,167,530
Incyte Corp.*	1,441	156,277
Intercept Pharmaceuticals, Inc.*	135	20,162
Ionis Pharmaceuticals, Inc.*	765	47,376
Juno Therapeutics, Inc.*	652	28,668
Medivation, Inc.*	1,194	57,718
Myriad Genetics, Inc.*	257	11,092
Puma Biotechnology, Inc.*	207	16,229
Regeneron Pharmaceuticals, Inc.*	625	339,294
Seattle Genetics, Inc.*	754	33,840
Vertex Pharmaceuticals, Inc.*	1,781	224,103

		5,030,792

Health Care Equipment & Supplies (2.3%)
Abbott Laboratories	13,106	588,590
ABIOMED, Inc.*	252	22,751
Align Technology, Inc.*	596	39,247
Baxter International, Inc.	4,829	184,226
Becton, Dickinson and Co.	1,849	284,912
Boston Scientific Corp.*	9,330	172,045
Cooper Cos., Inc.	362	48,580
DENTSPLY International, Inc.	1,209	73,568
DexCom, Inc.*	663	54,300
Edwards Lifesciences Corp.*	1,842	145,481
Hill-Rom Holdings, Inc.	403	19,368
Hologic, Inc.*	1,723	66,663
IDEXX Laboratories, Inc.*	691	50,388
Medtronic plc	11,257	865,888
ResMed, Inc.	1,066	57,233
Sirona Dental Systems, Inc.*	458	50,183
St. Jude Medical, Inc.	2,192	135,400
STERIS plc	664	50,026
Teleflex, Inc.	320	42,064
Varian Medical Systems, Inc.*	806	65,125
West Pharmaceutical Services, Inc.	527	31,736

		3,047,774

Health Care Providers & Services (2.2%)
Acadia Healthcare Co., Inc.*	481	30,043
AmerisourceBergen Corp.	1,669	173,092
Amsurg Corp.*	374	28,424
Brookdale Senior Living, Inc.*	1,529	28,225
Cardinal Health, Inc.	2,908	259,597
Centene Corp.*	897	59,032
Cigna Corp.	2,271	332,315
DaVita HealthCare Partners, Inc.*	1,423	99,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Envision Healthcare Holdings, Inc.*	1,611	$41,838
Express Scripts Holding Co.*	5,353	467,906
HCA Holdings, Inc.*	3,132	211,817
Health Net, Inc.*	628	42,993
HealthSouth Corp.	704	24,506
Henry Schein, Inc.*	620	98,078
Humana, Inc.	1,112	198,503
Laboratory Corp. of America Holdings*	825	102,003
LifePoint Health, Inc.*	362	26,571
McKesson Corp.	1,954	385,387
MEDNAX, Inc.*	759	54,390
Molina Healthcare, Inc.*	353	21,226
Patterson Cos., Inc.	765	34,586
Premier, Inc., Class A*	1,095	38,621
Quest Diagnostics, Inc.	1,150	81,811
Team Health Holdings, Inc.*	513	22,516
Tenet Healthcare Corp.*	807	24,452
VCA, Inc.*	674	37,070

		2,924,199

Health Care Technology (0.2%)
athenahealth, Inc.*	182	29,296
Cerner Corp.*	2,599	156,382
IMS Health Holdings, Inc.*	1,182	30,106
Veeva Systems, Inc., Class A*	1,173	33,841

		249,625

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	2,798	116,984
Bio-Techne Corp.	281	25,290
Bruker Corp.*	950	23,057
Charles River Laboratories International, Inc.*	331	26,609
Illumina, Inc.*	1,154	221,505
Mettler-Toledo International, Inc.*	203	68,843
PAREXEL International Corp.*	424	28,883
PerkinElmer, Inc.	847	45,374
Quintiles Transnational Holdings, Inc.*	614	42,157
Thermo Fisher Scientific, Inc.	3,514	498,461
VWR Corp.*	267	7,559
Waters Corp.*	723	97,301

		1,202,023

Pharmaceuticals (6.1%)
AbbVie, Inc.	12,940	766,566
Bristol-Myers Squibb Co.	14,106	970,352
Catalent, Inc.*	1,106	27,683
Eli Lilly & Co.	7,774	655,037
Impax Laboratories, Inc.*	520	22,235
Johnson & Johnson	23,396	2,403,237
Merck & Co., Inc.	22,364	1,181,266
Pfizer, Inc.	52,195	1,684,855
Zoetis, Inc.	4,459	213,675

		7,924,906

Total Health Care		20,379,319

Industrials (10.8%)
Aerospace & Defense (0.6%)
B/E Aerospace, Inc.	1,043	$44,192
HEICO Corp.	603	32,779
Hexcel Corp.	1,009	46,868
Precision Castparts Corp.	1,361	315,766
Rockwell Collins, Inc.	1,227	113,252
Spirit AeroSystems Holdings, Inc., Class A*	1,476	73,903
TransDigm Group, Inc.*	484	110,570

		737,330

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide, Inc.	1,431	88,750
Expeditors International of Washington, Inc.	1,739	78,429
United Parcel Service, Inc., Class B	9,855	948,347
XPO Logistics, Inc.*	855	23,299

		1,138,825

Airlines (0.9%)
Alaska Air Group, Inc.	1,157	93,150
American Airlines Group, Inc.	7,141	302,421
Delta Air Lines, Inc.	8,798	445,971
JetBlue Airways Corp.*	2,421	54,836
Southwest Airlines Co.	5,794	249,490
Spirit Airlines, Inc.*	676	26,938

		1,172,806

Building Products (0.2%)
Allegion plc	991	65,327
Armstrong World Industries, Inc.*	540	24,694
Lennox International, Inc.	411	51,334
Masco Corp.	3,224	91,239
Owens Corning, Inc.	941	44,256
USG Corp.*	1,018	24,727

		301,577

Commercial Services & Supplies (0.5%)
ADT Corp.	1,768	58,309
Cintas Corp.	982	89,411
Clean Harbors, Inc.*	444	18,493
KAR Auction Services, Inc.	1,351	50,027
Pitney Bowes, Inc.	1,912	39,483
Tyco International plc	4,508	143,760
Waste Management, Inc.	4,389	234,241

		633,724

Construction & Engineering (0.0%)
Quanta Services, Inc.*	2,103	42,586

Electrical Equipment (0.9%)
Acuity Brands, Inc.	396	92,585
AMETEK, Inc.	2,363	126,633
Eaton Corp. plc	4,996	259,992
Emerson Electric Co.	6,985	334,092
EnerSys, Inc.	359	20,079
Hubbell, Inc.	479	48,398
Regal Beloit Corp.	411	24,052
Rockwell Automation, Inc.	1,316	135,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sensata Technologies Holding N.V.*	1,563	$71,992
SolarCity Corp.*	750	38,265

		1,151,123

Industrial Conglomerates (3.9%)
3M Co.	6,742	1,015,615
Carlisle Cos., Inc.	509	45,143
Danaher Corp.	6,617	614,587
General Electric Co.	104,462	3,253,991
Roper Technologies, Inc.	997	189,221

		5,118,557

Machinery (1.8%)
AGCO Corp.	548	24,874
CLARCOR, Inc.	458	22,753
Colfax Corp.*	1,123	26,222
Crane Co.	524	25,068
Cummins, Inc.	1,662	146,273
Deere & Co.	3,091	235,751
Donaldson Co., Inc.	1,093	31,325
Dover Corp.	1,557	95,460
Flowserve Corp.	1,385	58,281
Graco, Inc.	572	41,224
IDEX Corp.	767	58,760
Illinois Tool Works, Inc.	3,424	317,336
Ingersoll-Rand plc	2,826	156,249
ITT Corp.	771	28,003
Kennametal, Inc.	634	12,173
Lincoln Electric Holdings, Inc.	640	33,210
Middleby Corp.*	600	64,722
Nordson Corp.	503	32,267
Oshkosh Corp.	653	25,493
PACCAR, Inc.	3,704	175,570
Parker-Hannifin Corp.	1,323	128,304
Pentair plc	1,739	86,133
Snap-on, Inc.	602	103,201
Stanley Black & Decker, Inc.	1,507	160,842
Timken Co.	736	21,042
Valmont Industries, Inc.	202	21,416
WABCO Holdings, Inc.*	570	58,288
Wabtec Corp.	963	68,489
Woodward, Inc.	579	28,753
Xylem, Inc.	1,601	58,436

		2,345,918

Professional Services (0.4%)
Dun & Bradstreet Corp.	306	31,803
IHS, Inc., Class A*	631	74,729
ManpowerGroup, Inc.	753	63,470
Robert Half International, Inc.	1,410	66,467
Towers Watson & Co., Class A	685	87,995
Verisk Analytics, Inc.*	1,736	133,464

		457,928

Road & Rail (0.4%)
AMERCO	65	25,317
Avis Budget Group, Inc.*	1,120	40,645
Genesee & Wyoming, Inc., Class A*	541	29,046
J.B. Hunt Transport Services, Inc.	822	60,302
Kansas City Southern	1,085	81,017

Landstar System, Inc.	394	$23,108
Norfolk Southern Corp.	2,906	245,819
Old Dominion Freight Line, Inc.*	716	42,294
Ryder System, Inc.	511	29,040

		576,588

Trading Companies & Distributors (0.3%)
Air Lease Corp.	810	27,119
Fastenal Co.	2,786	113,724
HD Supply Holdings, Inc.*	1,624	48,769
MSC Industrial Direct Co., Inc., Class A	495	27,854
United Rentals, Inc.*	917	66,519
W.W. Grainger, Inc.	604	122,364

		406,349

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	837	60,766

Total Industrials		14,144,077

Information Technology (22.1%)
Communications Equipment (1.5%)
Arista Networks, Inc.*	214	16,658
ARRIS Group, Inc.*	759	23,203
Brocade Communications Systems, Inc.	2,861	26,264
Ciena Corp.*	899	18,600
Cisco Systems, Inc.	37,462	1,017,280
CommScope Holding Co., Inc.*	794	20,557
EchoStar Corp., Class A*	683	26,712
F5 Networks, Inc.*	483	46,832
Infinera Corp.*	812	14,713
Juniper Networks, Inc.	2,668	73,637
Motorola Solutions, Inc.	1,163	79,607
QUALCOMM, Inc.	10,806	540,138
ViaSat, Inc.*	265	16,168

		1,920,369

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	1,633	85,292
Arrow Electronics, Inc.*	521	28,228
Avnet, Inc.	794	34,015
Belden, Inc.	268	12,778
Corning, Inc.	8,494	155,270
Dolby Laboratories, Inc., Class A	586	19,719
FEI Co.	242	19,309
Fitbit, Inc., Class A*	1,429	42,284
Flextronics International Ltd.*	3,221	36,107
FLIR Systems, Inc.	759	21,305
IPG Photonics Corp.*	249	22,201
Keysight Technologies, Inc.*	1,017	28,812
National Instruments Corp.	760	21,804
Trimble Navigation Ltd.*	1,420	30,459

		557,583

Internet Software & Services (5.2%)
Akamai Technologies, Inc.*	1,141	60,051
Alphabet, Inc., Class A*	5,033	3,915,724
CoStar Group, Inc.*	211	43,612
eBay, Inc.*	8,295	227,947
Facebook, Inc., Class A*	19,539	2,044,952
IAC/InterActiveCorp	567	34,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

j2 Global, Inc.	251	$20,662
Pandora Media, Inc.*	1,442	19,337
Rackspace Hosting, Inc.*	742	18,787
Twitter, Inc.*	4,424	102,371
VeriSign, Inc.*	574	50,145
Yahoo!, Inc.*	6,525	217,022
Yelp, Inc.*	461	13,277
Zillow Group, Inc., Class A*	849	22,108

		6,790,043

IT Services (4.1%)
Accenture plc, Class A	4,578	478,401
Alliance Data Systems Corp.*	383	105,926
Amdocs Ltd.	1,047	57,135
Automatic Data Processing, Inc.	3,232	273,815
Black Knight Financial Services, Inc., Class A*	264	8,728
Booz Allen Hamilton Holding Corp.	765	23,600
Broadridge Financial Solutions, Inc.	752	40,405
Cognizant Technology Solutions Corp., Class A*	4,259	255,625
Computer Sciences Corp.	866	28,301
CoreLogic, Inc.*	588	19,910
EPAM Systems, Inc.*	305	23,979
Euronet Worldwide, Inc.*	336	24,337
Fidelity National Information Services, Inc.	1,745	105,747
Fiserv, Inc.*	1,600	146,336
Gartner, Inc.*	528	47,890
Genpact Ltd.*	1,177	29,401
Global Payments, Inc.	782	50,447
International Business Machines Corp.	6,550	901,411
Jack Henry & Associates, Inc.	477	37,235
Leidos Holdings, Inc.	511	28,749
MasterCard, Inc., Class A	7,405	720,951
MAXIMUS, Inc.	377	21,206
Paychex, Inc.	2,236	118,262
PayPal Holdings, Inc.*	9,112	329,854
Sabre Corp.	1,024	28,641
Syntel, Inc.*	264	11,946
Teradata Corp.*	962	25,416
Total System Services, Inc.	1,103	54,929
Vantiv, Inc., Class A*	1,295	61,409
Visa, Inc., Class A	15,378	1,192,564
Western Union Co.	2,683	48,053
WEX, Inc.*	241	21,304
Xerox Corp.	6,460	68,670

		5,390,583

Semiconductors & Semiconductor Equipment (2.1%)
Analog Devices, Inc.	1,934	106,989
Applied Materials, Inc.	8,346	155,820
Atmel Corp.	2,694	23,195
Avago Technologies Ltd.	1,474	213,951
Broadcom Corp., Class A	4,255	246,024
Cavium, Inc.*	360	23,656
First Solar, Inc.*	438	28,904
Integrated Device Technology, Inc.*	950	25,032

Intel Corp.	34,827	$1,199,790
KLA-Tencor Corp.	647	44,869
Lam Research Corp.	953	75,687
Marvell Technology Group Ltd.	2,060	18,169
Microchip Technology, Inc.	1,368	63,667
NVIDIA Corp.	2,851	93,969
NXP Semiconductors N.V.*	1	72
ON Semiconductor Corp.*	2,969	29,096
Skyworks Solutions, Inc.	1,213	93,195
Teradyne, Inc.	1,275	26,354
Texas Instruments, Inc.	5,734	314,281

		2,782,720

Software (4.8%)
Adobe Systems, Inc.*	3,172	297,978
ANSYS, Inc.*	529	48,932
Autodesk, Inc.*	1,451	88,409
CA, Inc.	2,273	64,917
Cadence Design Systems, Inc.*	1,779	37,021
CDK Global, Inc.	1,030	48,894
Citrix Systems, Inc.*	1,020	77,163
Electronic Arts, Inc.*	2,081	143,006
Fair Isaac Corp.	183	17,235
Fortinet, Inc.*	986	30,734
Intuit, Inc.	1,928	186,052
Manhattan Associates, Inc.*	375	24,814
Microsoft Corp.	58,952	3,270,657
NetSuite, Inc.*	334	28,263
Nuance Communications, Inc.*	2,292	45,588
Oracle Corp.	24,777	905,104
Proofpoint, Inc.*	282	18,333
PTC, Inc.*	722	25,003
Qlik Technologies, Inc.*	549	17,381
salesforce.com, Inc.*	3,858	302,467
ServiceNow, Inc.*	1,004	86,906
Solera Holdings, Inc.	365	20,013
Splunk, Inc.*	763	44,872
SS&C Technologies Holdings, Inc.	537	36,661
Symantec Corp.	4,699	98,679
Synopsys, Inc.*	975	44,470
Take-Two Interactive Software, Inc.*	558	19,441
Ultimate Software Group, Inc.*	183	35,778
Verint Systems, Inc.*	397	16,102
VMware, Inc., Class A*	2,031	114,894
Workday, Inc., Class A*	1,237	98,564

		6,294,331

Technology Hardware, Storage & Peripherals (4.0%)
Apple, Inc.	41,147	4,331,133
EMC Corp.	14,315	367,609
HP, Inc.	12,459	147,514
NCR Corp.*	1,110	27,151
NetApp, Inc.	1,630	43,244
SanDisk Corp.	1,326	100,763
Seagate Technology plc	1,750	64,155
Western Digital Corp.	1,594	95,720

		5,177,289

Total Information Technology		28,912,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Materials (3.0%)
Chemicals (2.4%)
Air Products and Chemicals, Inc.	2,346	$305,238
Albemarle Corp.	786	44,024
Axalta Coating Systems Ltd.*	1,213	32,327
Cabot Corp.	567	23,179
Celanese Corp.	1,383	93,117
E.I. du Pont de Nemours & Co.	10,312	686,779
Eastman Chemical Co.	1,600	108,016
Ecolab, Inc.	3,142	359,382
International Flavors & Fragrances, Inc.	756	90,448
LyondellBasell Industries N.V., Class A	3,882	337,346
Mosaic Co.	3,927	108,346
NewMarket Corp.	90	34,266
PolyOne Corp.	918	29,156
PPG Industries, Inc.	2,966	293,100
Praxair, Inc.	3,066	313,958
Sensient Technologies Corp.	410	25,756
Sherwin-Williams Co.	944	245,062

		3,129,500

Containers & Packaging (0.4%)
Avery Dennison Corp.	829	51,945
Ball Corp.	1,291	93,895
Bemis Co., Inc.	919	41,070
Berry Plastics Group, Inc.*	1,111	40,196
Crown Holdings, Inc.*	1,360	68,952
Graphic Packaging Holding Co.	3,121	40,042
Owens-Illinois, Inc.*	1,630	28,395
Sealed Air Corp.	2,099	93,615
WestRock Co.	2,868	130,838

		588,948

Metals & Mining (0.2%)
Compass Minerals International, Inc.	301	22,656
Nucor Corp.	3,401	137,060
Reliance Steel & Aluminum Co.	720	41,695
Steel Dynamics, Inc.	2,636	47,106

		248,517

Paper & Forest Products (0.0%)
Domtar Corp.	614	22,687

Total Materials		3,989,652

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	42,835	1,473,952
CenturyLink, Inc.	3,253	81,846
Frontier Communications Corp.	7,961	37,178
Level 3 Communications, Inc.*	1,979	107,578
Verizon Communications, Inc.	28,330	1,309,413
Zayo Group Holdings, Inc.*	744	19,783

		3,029,750

Wireless Telecommunication Services (0.2%)
SBA Communications Corp., Class A*	869	91,306
Sprint Corp.*	4,705	17,032
Telephone & Data Systems, Inc.	636	16,466
T-Mobile US, Inc.*	2,055	80,392
U.S. Cellular Corp.*	582	23,751

		228,947

Total Telecommunication Services		3,258,697

Utilities (3.2%)
Electric Utilities (0.4%)
IDACORP, Inc.	1,247	$84,796
OGE Energy Corp.	5,760	151,431
Pepco Holdings, Inc.	7,401	192,500
Portland General Electric Co.	2,801	101,872

		530,599

Gas Utilities (0.5%)
Atmos Energy Corp.	2,962	186,725
Piedmont Natural Gas Co., Inc.	2,258	128,751
Questar Corp.	4,094	79,751
Southwest Gas Corp.	1,350	74,466
UGI Corp.	4,974	167,922
WGL Holdings, Inc.	1,403	88,375

		725,990

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	20,777	198,836
NRG Energy, Inc.	7,639	89,911

		288,747

Multi-Utilities (1.7%)
Alliant Energy Corp.	3,231	201,776
CenterPoint Energy, Inc.	11,242	206,403
CMS Energy Corp.	7,543	272,152
Consolidated Edison, Inc.	9,352	601,053
Sempra Energy	7,496	704,699
TECO Energy, Inc.	6,865	182,952

		2,169,035

Water Utilities (0.4%)
American Water Works Co., Inc.	5,664	338,424
Aqua America, Inc.	5,149	153,440

		491,864

Total Utilities		4,206,235

Total Common Stocks (99.8%) (Cost $96,413,879)		130,865,193

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley subsidiary) (Contingent Value Rights)*	2,090	940
Safeway, Inc. (PDC subsidiary) (Contingent Value Rights)*†	2,090	102

Total Rights (0.0%) (Cost $—)		1,042

Total Investments (99.8%) (Cost $96,413,879)		130,866,235
Other Assets Less Liabilities (0.2%)		305,886

Net Assets (100%)		$131,172,121

*	Non-income producing.
†	Security (totaling $102 or 0.0% of net assets) held at fair value by management.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$18,795,838	$—	$—	$18,795,838
Consumer Staples	13,464,922	—	—	13,464,922
Energy	4,049,494	—	—	4,049,494
Financials	19,664,041	—	—	19,664,041
Health Care	20,379,319	—	—	20,379,319
Industrials	14,144,077	—	—	14,144,077
Information Technology	28,912,918	—	—	28,912,918
Materials	3,989,652	—	—	3,989,652
Telecommunication Services	3,258,697	—	—	3,258,697
Utilities	4,206,235	—	—	4,206,235
Rights
Consumer Staples	—	—	1,042	1,042

Total Assets	$130,865,193	$—	$1,042	$130,866,235

Total Liabilities	$—	$—	$—	$—

Total	$130,865,193	$—	$1,042	$130,866,235

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$71,135,857
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$71,812,100

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,531,318
Aggregate gross unrealized depreciation	(4,113,788)

Net unrealized appreciation	$34,417,530

Federal income tax cost of investments	$96,448,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $96,413,879)	$130,866,235
Cash	173,189
Foreign cash (Cost $6,673)	5,551
Dividends, interest and other receivables	143,116
Receivable from Separate Accounts for Trust shares sold	129,953
Other assets	432

Total assets	131,318,476

LIABILITIES
Investment management fees payable	55,860
Distribution fees payable –Class IB	27,146
Administrative fees payable	11,286
Payable to Separate Accounts for Trust shares redeemed	8,101
Distribution fees payable –Class IA	784
Trustees’ fees payable	128
Accrued expenses	43,050

Total liabilities	146,355

NET ASSETS	$131,172,121

Net assets were comprised of:
Paid in capital	$96,694,792
Accumulated undistributed net investment income (loss)	44,708
Accumulated undistributed net realized gain (loss) on investments	(18,613)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	34,451,234

Net assets	$131,172,121

Class IA
Net asset value, offering and redemption price per share, $3,678,227 / 330,989 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.11

Class IB
Net asset value, offering and redemption price per share, $127,493,894 / 11,653,276 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.94

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $1,159 foreign withholding tax)	$2,656,695
Interest	652

Total income	2,657,347

EXPENSES
Investment management fees	685,561
Distribution fees – Class IB	333,077
Administrative fees	138,293
Professional fees	54,762
Custodian fees	33,500
Distribution fees – Class IA	9,704
Printing and mailing expenses	8,020
Trustees’ fees	2,783
Miscellaneous	3,329

Total expenses	1,269,029

NET INVESTMENT INCOME (LOSS)	1,388,318

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	14,198,728

Change in unrealized appreciation (depreciation) on:
Investments	(14,768,358)
Foreign currency translations	(390)

Net change in unrealized appreciation (depreciation)	(14,768,748)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(570,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$818,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,388,318	$1,003,280
Net realized gain (loss) on investments	14,198,728	3,542,969
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(14,768,748)	11,030,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	818,298	15,577,234

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(38,037)	(29,131)
Class IB	(1,342,007)	(948,244)

	(1,380,044)	(977,375)

Distributions from net realized capital gains
Class IA	(394,367)	(31,760)
Class IB	(13,869,485)	(1,029,377)

	(14,263,852)	(1,061,137)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,643,896)	(2,038,512)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 54,149 and 34,203 shares, respectively ]	692,410	405,156
Capital shares issued in reinvestment of dividends and distributions [ 39,635 and 4,836 shares, respectively ]	432,404	60,891
Capital shares repurchased [ (85,323) and (47,177) shares, respectively ]	(1,090,764)	(556,981)

Total Class IA transactions	34,050	(90,934)

Class IB
Capital shares sold [ 2,573,442 and 2,383,017 shares, respectively ]	32,183,569	27,918,357
Capital shares issued in reinvestment of dividends and distributions [ 1,416,248 and 159,238 shares, respectively ]	15,211,492	1,977,621
Capital shares repurchased [ (2,737,004) and (2,532,877) shares, respectively ]	(34,367,126)	(29,239,482)

Total Class IB transactions	13,027,935	656,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,061,985	565,562

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,763,613)	14,104,284
NET ASSETS:
Beginning of year	132,935,734	118,831,450

End of year (a)	$131,172,121	$132,935,734

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$44,708	$56,532

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.56	$11.23	$8.42	$7.28	$7.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.10	0.08	0.08	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	1.42	2.81	1.14	— #

Total from investment operations	0.03	1.52	2.89	1.22	0.04

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.08)	(0.08)	(0.05)
Distributions from net realized gains	(1.35)	(0.10)	—	—	—

Total dividends and distributions	(1.48)	(0.19)	(0.08)	(0.08)	(0.05)

Net asset value, end of year	$11.11	$12.56	$11.23	$8.42	$7.28

Total return	0.47%	13.57%	34.31%	16.80%	0.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,678	$4,052	$3,713	$3,041	$2,869
Ratio of expenses to average net assets (f)	0.93%	0.95%	0.96%	1.01%	0.82%
Ratio of net investment income (loss) to average net assets (f)	1.01%	0.83%	0.82%	0.98%	0.59%
Portfolio turnover rate^	52%	13%	16%	11%	134%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.39	$11.08	$8.31	$7.18	$7.19

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.10	0.08	0.08	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	1.40	2.77	1.13	(0.01)

Total from investment operations	0.03	1.50	2.85	1.21	0.02

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.08)	(0.08)	(0.03)
Distributions from net realized gains	(1.35)	(0.10)	—	—	—

Total dividends and distributions	(1.48)	(0.19)	(0.08)	(0.08)	(0.03)

Net asset value, end of year	$10.94	$12.39	$11.08	$8.31	$7.18

Total return	0.49%	13.58%	34.27%	16.87%	0.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$127,494	$128,884	$115,118	$81,295	$71,835
Ratio of expenses to average net assets (f)	0.93%	0.95%	0.96%	1.01%	1.07%
Ratio of net investment income (loss) to average net assets (f)	1.01%	0.83%	0.82%	0.99%	0.35%
Portfolio turnover rate^	52%	13%	16%	11%	134%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.87%	12.68%	6.76%
Portfolio – Class IB Shares	1.92	12.62	6.61
Portfolio – Class K Shares*	2.19	N/A	7.98
S&P 500 Index	1.38	12.57	4.55
* Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.92% for the year ended December 31, 2015. The Portfolio’s benchmark, the S&P 500 Index, returned 1.38% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stocks in several sectors were buoyed by mergers and acquisitions (M&A) as companies sought to make deals before interest rates started to rise. U.S. transactions topped $2.5 trillion, led by record activity among Health Care and Information Technology firms.

•

Stock selection in the Health Care and Information Technology sectors contributed to returns. Shares of Incyte and Receptos rallied as biotech firms experienced a flurry of M&A activity. Receptos agreed to be acquired by Celgene for $7.2 billion, while Incyte shares benefitted from market speculation that it may also be acquired by a larger firm.

•

An above-benchmark weighting and investments in the Consumer Discretionary sector helped Portfolio results. Consumer Discretionary had the best sector return, rising on the back of price gains for several large companies, including Netflix and Amazon, whose shares more than doubled.

What hurt performance during the year:

•

Steep declines in commodity prices hurt the Energy and Materials sectors. EOG Resources declined as the price of oil plummeted throughout the year, making many of its oil plays unprofitable. Chevron shares slipped after the oil giant reported second quarter earnings that were its worst quarterly results in nearly 13 years. Shares of Allegheny Technologies have come under pressure amid a sharp decline in commodity prices, including the price of steel.

•

A below-benchmark weighting and stock selection in the Consumer Staples sector detracted from returns. Whirlpool shares fell as the appliance maker lowered its earnings forecast for the full year due to currency headwinds and a decline in demand from Brazil, one of its largest international markets.

•

Puma Biotechnology fell after disappointing results in clinical trials for neratinib, the company’s breast cancer treatment. Agios Pharmaceuticals also declined following lower-than-expected quarterly earnings.

Portfolio Positioning and Outlook — Capital Guardian Trust Company

The U.S. economy continues to experience moderate growth and remains one of the bright spots in the world. The Federal Reserve’s decision to increase interest rates for the first time in nine years stems from their confidence that the U.S. economy is on a path to sustainable improvement. An uptick in wage growth and persistently low energy prices have been a boon to the U.S. consumer. At year end, the Portfolio’s largest allocation was in the Consumer Discretionary sector, as well as other key areas that we believe should benefit from increased consumer spending. A particular area of focus was with companies that we believe are positioned to take advantage of rapid changes within media and technology. Financials were also a large portion of the Portfolio, and real estate investment trusts and insurance firms were areas of emphasis. In Health Care, biotechnology firms with what we believe are promising pipelines of new drugs were favored.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Consumer Discretionary	20.4%
Information Technology	19.1
Financials	18.8
Health Care	14.1
Industrials	10.2
Energy	7.5
Consumer Staples	4.9
Utilities	1.7
Materials	1.5
Telecommunication Services	0.8
Investment Company	0.6
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$967.10	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	967.60	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	968.70	3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.4%)
Auto Components (1.2%)
Delphi Automotive plc	51,018	$4,373,773

Hotels, Restaurants & Leisure (5.7%)
Norwegian Cruise Line Holdings Ltd.*	74,000	4,336,400
Panera Bread Co., Class A*	18,800	3,661,864
Starbucks Corp.	133,180	7,994,796
Wynn Resorts Ltd.	24,600	1,702,074
Yum! Brands, Inc.	33,100	2,417,955

		20,113,089

Household Durables (5.2%)
D.R. Horton, Inc.	107,100	3,430,413
Lennar Corp., Class A	51,100	2,499,301
Newell Rubbermaid, Inc.	166,581	7,342,891
Whirlpool Corp.	34,112	5,010,029

		18,282,634

Internet & Catalog Retail (1.3%)
Amazon.com, Inc.*	3,607	2,437,935
Priceline Group, Inc.*	1,800	2,294,910

		4,732,845

Media (6.0%)
Charter Communications, Inc., Class A*	22,707	4,157,652
DreamWorks Animation SKG, Inc., Class A*	51,417	1,325,016
Gannett Co., Inc.	156,460	2,548,733
Scripps Networks Interactive, Inc., Class A	53,709	2,965,274
Sirius XM Holdings, Inc.*	967,396	3,937,302
TEGNA, Inc.	123,321	3,147,152
Time Warner Cable, Inc.	16,900	3,136,471

		21,217,600

Textiles, Apparel & Luxury Goods (1.0%)
NIKE, Inc., Class B	54,642	3,415,125

Total Consumer Discretionary		72,135,066

Consumer Staples (4.9%)
Food Products (1.3%)
Mead Johnson Nutrition Co.	21,600	1,705,320
Mondelez International, Inc., Class A	63,590	2,851,376

		4,556,696

Household Products (1.7%)
Procter & Gamble Co.	73,962	5,873,322

Personal Products (0.2%)
Avon Products, Inc.	198,656	804,557

Tobacco (1.7%)
Philip Morris International, Inc.	67,600	5,942,716

Total Consumer Staples		17,177,291

Energy (7.5%)
Energy Equipment & Services (1.5%)
Ensco plc, Class A	50,254	$773,409
Halliburton Co.	59,775	2,034,741
Schlumberger Ltd.	33,775	2,355,807

		5,163,957

Oil, Gas & Consumable Fuels (6.0%)
Anadarko Petroleum Corp.	22,600	1,097,908
Cenovus Energy, Inc.	114,981	1,451,060
Cobalt International Energy, Inc.*	220,840	1,192,536
Columbia Pipeline Group, Inc.	130,800	2,616,000
ConocoPhillips Co.	32,400	1,512,756
Enbridge, Inc.	59,200	1,964,848
EOG Resources, Inc.	121,500	8,600,985
Kinder Morgan, Inc.	64,800	966,816
Noble Energy, Inc.	56,459	1,859,195

		21,262,104

Total Energy		26,426,061

Financials (18.8%)
Banks (2.6%)
JPMorgan Chase & Co.	31,164	2,057,759
PacWest Bancorp	43,800	1,887,780
Umpqua Holdings Corp.	93,500	1,486,650
Wells Fargo & Co.	69,408	3,773,019

		9,205,208

Capital Markets (2.2%)
Goldman Sachs Group, Inc.	30,386	5,476,469
Invesco Ltd.	71,400	2,390,472

		7,866,941

Consumer Finance (1.6%)
Discover Financial Services	62,900	3,372,698
Synchrony Financial*	70,300	2,137,823

		5,510,521

Diversified Financial Services (2.7%)
CME Group, Inc./Illinois	30,674	2,779,064
Intercontinental Exchange, Inc.	14,600	3,741,396
Moody’s Corp.	28,200	2,829,588

		9,350,048

Insurance (4.2%)
ACE Ltd.	42,731	4,993,117
Aon plc	62,958	5,805,357
Marsh & McLennan Cos., Inc.	74,768	4,145,886

		14,944,360

Real Estate Investment Trusts (REITs) (5.5%)
American Tower Corp. (REIT)	83,095	8,056,060
Crown Castle International Corp. (REIT)	63,300	5,472,285
Iron Mountain, Inc. (REIT)	83,400	2,252,634
Outfront Media, Inc. (REIT)	78,000	1,702,740
Prologis, Inc. (REIT)	44,200	1,897,064

		19,380,783

Total Financials		66,257,861

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care (14.1%)
Biotechnology (5.9%)
Agios Pharmaceuticals, Inc.*	35,500	$2,304,660
Gilead Sciences, Inc.	14,561	1,473,428
Incyte Corp.*	110,300	11,962,035
Kite Pharma, Inc.*	59,800	3,684,876
Puma Biotechnology, Inc.*	18,400	1,442,560

		20,867,559

Health Care Equipment & Supplies (1.5%)
Medtronic plc	51,500	3,961,380
St. Jude Medical, Inc.	22,800	1,408,356

		5,369,736

Health Care Providers & Services (3.1%)
Aetna, Inc.	34,800	3,762,576
DaVita HealthCare Partners, Inc.*	57,300	3,994,383
Express Scripts Holding Co.*	37,547	3,281,983

		11,038,942

Health Care Technology (1.5%)
Cerner Corp.*	86,114	5,181,479

Life Sciences Tools & Services (1.1%)
Illumina, Inc.*	20,400	3,915,678

Pharmaceuticals (1.0%)
Eli Lilly & Co.	42,000	3,538,920

Total Health Care		49,912,314

Industrials (10.2%)
Aerospace & Defense (3.0%)
Hexcel Corp.	116,238	5,399,255
TransDigm Group, Inc.*	23,200	5,300,040

		10,699,295

Commercial Services & Supplies (0.9%)
Waste Connections, Inc.	54,691	3,080,197

Electrical Equipment (1.2%)
Eaton Corp. plc	83,689	4,355,176

Industrial Conglomerates (1.5%)
Danaher Corp.	57,829	5,371,157

Machinery (0.7%)
IDEX Corp.	32,209	2,467,531

Professional Services (1.2%)
Nielsen Holdings plc	86,916	4,050,286

Road & Rail (1.7%)
Canadian National Railway Co.	46,000	2,570,480
Union Pacific Corp.	45,400	3,550,280

		6,120,760

Total Industrials		36,144,402

Information Technology (19.1%)
Electronic Equipment, Instruments & Components (2.2%)
Jabil Circuit, Inc.	337,813	7,867,665

Internet Software & Services (2.4%)
Alphabet, Inc., Class A*	468	$364,109
Alphabet, Inc., Class C*	4,079	3,095,472
VeriSign, Inc.*	55,443	4,843,500

		8,303,081

IT Services (4.3%)
Accenture plc, Class A	41,146	4,299,757
Cognizant Technology Solutions Corp., Class A*	46,400	2,784,928
Jack Henry & Associates, Inc.	37,081	2,894,543
Visa, Inc., Class A	69,464	5,386,933

		15,366,161

Semiconductors & Semiconductor Equipment (5.3%)
ARM Holdings plc (ADR)	37,500	1,696,500
ASML Holding N.V. (N.Y. Shares)	25,494	2,263,102
Avago Technologies Ltd.	39,800	5,776,970
Broadcom Corp., Class A	83,117	4,805,825
ON Semiconductor Corp.*	419,402	4,110,140

		18,652,537

Software (1.9%)
Microsoft Corp.	73,700	4,088,876
Mobileye N.V.*	27,900	1,179,612
Tableau Software, Inc., Class A*	16,400	1,545,208

		6,813,696

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.	70,328	7,402,725
Hewlett Packard Enterprise Co.	67,300	1,022,960
HP, Inc.	67,300	796,832
NetApp, Inc.	52,100	1,382,213

		10,604,730

Total Information Technology		67,607,870

Materials (1.5%)
Chemicals (1.0%)
Monsanto Co.	15,213	1,498,785
Praxair, Inc.	17,700	1,812,480

		3,311,265

Metals & Mining (0.5%)
Allegheny Technologies, Inc.	56,183	632,059
Barrick Gold Corp.	25,369	187,223
Freeport-McMoRan, Inc.	20,124	136,239
Nucor Corp.	21,717	875,195

		1,830,716

Total Materials		5,141,981

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.8%)
Verizon Communications, Inc.	60,600	2,800,932

Total Telecommunication Services		2,800,932

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Utilities (1.7%)
Independent Power and Renewable Electricity Producers (1.1%)
AES Corp.	245,600	$2,350,392
NextEra Energy Partners LP	48,800	1,456,680

		3,807,072

Multi-Utilities (0.6%)
Sempra Energy	25,400	2,387,854

Total Utilities		6,194,926

Total Common Stocks (99.0%) (Cost $271,349,451)		349,798,704

SHORT-TERM INVESTMENT:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,055,922	$2,055,922

Total Short-Term Investment (0.6%) (Cost $2,055,922)		2,055,922

Total Investments (99.6%) (Cost $273,405,373)		351,854,626
Other Assets Less Liabilities (0.4%)		1,312,020

Net Assets (100%)		$353,166,646

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$72,135,066	$—	$—	$72,135,066
Consumer Staples	17,177,291	—	—	17,177,291
Energy	26,426,061	—	—	26,426,061
Financials	66,257,861	—	—	66,257,861
Health Care	49,912,314	—	—	49,912,314
Industrials	36,144,402	—	—	36,144,402
Information Technology	67,607,870	—	—	67,607,870
Materials	5,141,981	—	—	5,141,981
Telecommunication Services	2,800,932	—	—	2,800,932
Utilities	6,194,926	—	—	6,194,926
Short-Term Investments	2,055,922	—	—	2,055,922

Total Assets	$351,854,626	$—	$—	$351,854,626

Total Liabilities	$—	$—	$—	$—

Total	$351,854,626	$—	$—	$351,854,626

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$111,806,385
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$120,291,689

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$106,444,542
Aggregate gross unrealized depreciation	(27,817,361)

Net unrealized appreciation	$78,627,181

Federal income tax cost of investments	$273,227,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $273,405,373)	$351,854,626
Cash	1,461,485
Dividends, interest and other receivables	418,386
Receivable from Separate Accounts for Trust shares sold	180,769
Other assets	1,104

Total assets	353,916,370

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	373,069
Investment management fees payable	180,623
Distribution fees payable – Class IB	66,719
Administrative fees payable	30,663
Distribution fees payable – Class IA	8,543
Trustees’ fees payable	2,458
Accrued expenses	87,649

Total liabilities	749,724

NET ASSETS	$353,166,646

Net assets were comprised of:
Paid in capital	$294,233,613
Accumulated undistributed net investment income (loss)	133,790
Accumulated undistributed net realized gain (loss) on investments	(19,650,010)
Net unrealized appreciation (depreciation) on investments	78,449,253

Net assets	$353,166,646

Class IA
Net asset value, offering and redemption price per share, $39,601,298 / 1,879,160 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.07

Class IB
Net asset value, offering and redemption price per share, $310,664,816 / 14,725,760 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.10

Class K
Net asset value, offering and redemption price per share, $2,900,532 / 137,926 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.03

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $39,091 foreign withholding tax)	$5,288,060
Interest	4,085

Total income	5,292,145

EXPENSES
Investment management fees	2,395,794
Distribution fees – Class IB	809,858
Administrative fees	371,757
Distribution fees – Class IA	103,401
Professional fees	57,808
Custodian fees	35,500
Printing and mailing expenses	17,637
Trustees’ fees	7,536
Miscellaneous	8,612

Gross expenses	3,807,903
Less: Waiver from investment manager	(240,642)

Net expenses	3,567,261

NET INVESTMENT INCOME (LOSS)	1,724,884

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	36,604,525
Net change in unrealized appreciation (depreciation) on investments	(31,284,475)

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,320,050

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,044,934

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,724,884	$2,282,227
Net realized gain (loss) on investments	36,604,525	52,338,590
Net change in unrealized appreciation (depreciation) on investments	(31,284,475)	(19,084,806)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,044,934	35,536,011

DIVIDENDS:
Dividends from net investment income
Class IA	(240,745)	(278,669)
Class IB	(1,874,725)	(2,193,001)
Class K	(24,703)	(30,042)

TOTAL DIVIDENDS:	(2,140,173)	(2,501,712)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 231,477 and 401,765 shares, respectively ]	5,027,329	7,793,960
Capital shares issued in reinvestment of dividends [ 11,618 and 13,387 shares, respectively ]	240,745	278,669
Capital shares repurchased [ (332,666) and (472,069) shares, respectively ]	(7,153,655)	(9,203,067)

Total Class IA transactions	(1,885,581)	(1,130,438)

Class IB
Capital shares sold [ 1,005,658 and 687,648 shares, respectively ]	22,076,471	13,467,960
Capital shares issued in reinvestment of dividends [ 90,373 and 105,237 shares, respectively ]	1,874,725	2,193,001
Capital shares repurchased [ (1,734,129) and (2,376,571) shares, respectively ]	(37,619,573)	(46,327,541)

Total Class IB transactions	(13,668,377)	(30,666,580)

Class K
Capital shares sold [ 75,633 and 115,894 shares, respectively ]	1,628,691	2,254,787
Capital shares issued in reinvestment of dividends [ 1,195 and 1,446 shares, respectively ]	24,703	30,042
Capital shares repurchased [ (96,475) and (37,466) shares, respectively ]	(2,075,881)	(757,375)

Total Class K transactions	(422,487)	1,527,454

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,976,445)	(30,269,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,071,697)	2,764,735
NET ASSETS:
Beginning of year	364,238,330	361,473,595

End of year (a)	$353,166,646	$364,238,330

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$133,790	$145,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014		2013	2012	2011
Net asset value, beginning of year	$20.81		$18.96		$14.58	$12.53	$12.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.12	##	0.09	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.29		1.87		4.54	2.05	0.39

Total from investment operations	0.39		1.99		4.63	2.18	0.51

Less distributions:
Dividends from net investment income	(0.13)		(0.14)		(0.25)	(0.13)	(0.12)

Net asset value, end of year	$21.07		$20.81		$18.96	$14.58	$12.53

Total return	1.87	%(dd)	10.51%		31.82%	17.41%	4.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,601		$40,961		$38,398	$26,189	$22,619
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%		0.97%	0.97%	0.72%
After waivers and fees paid indirectly (f)	0.97%		0.97%		0.97%	0.97%	0.72%
Before waivers and fees paid indirectly (f)	1.04%		1.04%		1.03%	1.02%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.47%		0.64	%(aa)	0.54%	0.91%	0.95%
After waivers and fees paid indirectly (f)	0.47%		0.64	%(aa)	0.54%	0.91%	0.96%
Before waivers and fees paid indirectly (f)	0.40%		0.57	%(aa)	0.47%	0.86%	0.91%
Portfolio turnover rate^	31%		27%		31%	30%	27%

	Year Ended December 31,
Class IB	2015		2014		2013	2012	2011
Net asset value, beginning of year	$20.83		$18.98		$14.60	$12.55	$12.16

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.12	##	0.09	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.30		1.87		4.54	2.06	0.39

Total from investment operations	0.40		1.99		4.63	2.18	0.48

Less distributions:
Dividends from net investment income	(0.13)		(0.14)		(0.25)	(0.13)	(0.09)

Net asset value, end of year	$21.10		$20.83		$18.98	$14.60	$12.55

Total return	1.92	%(ee)	10.50%		31.78%	17.38%	4.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$310,665		$320,005		$321,605	$1,173,029	$1,111,015
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%		0.97%	0.97%	0.97%
After waivers and fees paid indirectly (f)	0.97%		0.97%		0.97%	0.97%	0.97%
Before waivers and fees paid indirectly (f)	1.04%		1.04%		1.03%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.47%		0.64	%(bb)	0.56%	0.90%	0.70%
After waivers and fees paid indirectly (f)	0.47%		0.64	%(bb)	0.56%	0.90%	0.70%
Before waivers and fees paid indirectly (f)	0.40%		0.57	%(bb)	0.50%	0.85%	0.66%
Portfolio turnover rate^	31%		27%		31%	30%	27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				October 31, 2013* to December 31, 2013
Class K	2015		2014
Net asset value, beginning of period	$20.76		$18.92		$18.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.18	##	0.02
Net realized and unrealized gain (loss) on investments	0.30		1.86		0.78

Total from investment operations	0.45		2.04		0.80

Less distributions:
Dividends from net investment income	(0.18)		(0.20)		(0.30)

Net asset value, end of period	$21.03		$20.76		$18.92

Total return (b)	2.19	%(ff)	10.76%		4.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,901		$3,272		$1,470
Ratio of expenses to average net assets:
After waivers (a)(f)	0.72%		0.72%		0.72%
After waivers and fees paid indirectly (a)(f)	0.72%		0.72%		0.72%
Before waivers and fees paid indirectly (a)(f)	0.79%		0.79%		0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.71%		0.92	%(cc)	0.76%
After waivers and fees paid indirectly (a)(f)	0.71%		0.92	%(cc)	0.76%
Before waivers and fees paid indirectly (a)(f)	0.64%		0.85	%(cc)	0.69%
Portfolio turnover rate^	31%		27%		31%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10, $0.10 and $0.16 for Class IA, Class IB, and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers and reimbursements, 0.81% for income after waivers, reimbursements and fees paid indirectly, and 0.74% for income before waivers, reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.78%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.04%.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(0.03)%	11.57%	5.30%
Portfolio – Class IB Shares	(0.07)	11.50	5.14
Russell 3000® Index	0.48	12.18	7.35
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.07)% for the year ended December 31, 2015. The Portfolio’s benchmark, Russell 3000® Index, returned 0.48% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The sectors that contributed most to relative performance for the year ending December 31, 2015 were Information Technology, Health Care, Consumer Discretionary, Consumer Staples and Telecommunication Services.

•

The five stocks that provided the most positive impact to performance for the year ending December 31, 2015 were Amazon.com Inc., Microsoft Corp., Alphabet Inc. Cl A, Alphabet Inc. Cl C and General Electric Co.

What hurt performance during the year:

•	The sectors that detracted most from relative performance for the year ending December 31, 2015 were Energy, Industrials, Materials, Utilities and Financials.

•	The five stocks that detracted from performance for the year ending December 31, 2015 were Exxon Mobil Corp., Kinder Morgan Inc. Del, Qualcomm Inc., WalMart Stores Inc. and Union Pacific Corp.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	19.7%
Financials	18.0
Health Care	14.6
Consumer Discretionary	13.4
Industrials	10.6
Consumer Staples	8.7
Energy	5.9
Materials	3.1
Utilities	3.0
Telecommunication Services	2.1
Investment Company	0.8
Cash and Other	0.1

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$983.60	$3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.64	3.60
Class IB
Actual	1,000.00	983.52	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.64	3.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.4%)
Auto Components (0.5%)
BorgWarner, Inc.	56,860	$2,458,058
Cooper Tire & Rubber Co.	16,700	632,095
Dana Holding Corp.	52,900	730,020
Delphi Automotive plc	70,300	6,026,819
Federal-Mogul Holdings Corp.*	31,000	212,350
Gentex Corp.	75,600	1,210,356
Gentherm, Inc.*	8,600	407,640
Goodyear Tire & Rubber Co.	69,700	2,277,099
Johnson Controls, Inc.	163,430	6,453,850
Lear Corp.	21,400	2,628,562
Tenneco, Inc.*	14,900	684,059
Visteon Corp.*	12,600	1,442,700

		25,163,608

Automobiles (0.7%)
Ford Motor Co.	929,936	13,102,798
General Motors Co.	387,700	13,185,677
Harley-Davidson, Inc.	55,450	2,516,876
Tesla Motors, Inc.*	24,800	5,952,248
Thor Industries, Inc.	14,600	819,790

		35,577,389

Distributors (0.1%)
Core-Mark Holding Co., Inc.	5,500	450,670
Genuine Parts Co.	40,000	3,435,600
LKQ Corp.*	73,700	2,183,731
Pool Corp.	10,400	840,112

		6,910,113

Diversified Consumer Services (0.2%)
Apollo Education Group, Inc.*	26,330	201,951
Bright Horizons Family Solutions, Inc.*	9,500	634,600
DeVry Education Group, Inc.	16,100	407,491
Graham Holdings Co., Class B	900	436,473
Grand Canyon Education, Inc.*	12,900	517,548
H&R Block, Inc.	69,550	2,316,711
Houghton Mifflin Harcourt Co.*	28,400	618,552
Service Corp. International	56,100	1,459,722
ServiceMaster Global Holdings, Inc.*	25,000	981,000
Sotheby’s, Inc.	14,900	383,824

		7,957,872

Hotels, Restaurants & Leisure (2.1%)
Aramark	47,000	1,515,750
Bloomin’ Brands, Inc.	30,200	510,078
Boyd Gaming Corp.*	10,200	202,674
Brinker International, Inc.	20,490	982,495
Buffalo Wild Wings, Inc.*	6,100	973,865
Carnival Corp.	106,660	5,810,837
Cheesecake Factory, Inc.	12,800	590,208
Chipotle Mexican Grill, Inc.*	8,000	3,838,800
Choice Hotels International, Inc.	6,000	302,460
Churchill Downs, Inc.	3,200	452,768
Cracker Barrel Old Country Store, Inc.	5,800	735,614
Darden Restaurants, Inc.	33,250	2,116,030

Domino’s Pizza, Inc.	16,400	$1,824,500
Dunkin’ Brands Group, Inc.	30,300	1,290,477
Hilton Worldwide Holdings, Inc.	126,400	2,704,960
Hyatt Hotels Corp., Class A*	8,300	390,266
International Game Technology plc	3,400	55,012
J Alexander’s Holdings, Inc.*	1,012	11,051
Jack in the Box, Inc.	9,900	759,429
La Quinta Holdings, Inc.*	22,800	310,308
Las Vegas Sands Corp.	89,000	3,901,760
Marriott International, Inc., Class A	51,725	3,467,644
Marriott Vacations Worldwide Corp.	7,300	415,735
McDonald’s Corp.	228,340	26,976,088
MGM Resorts International*	101,700	2,310,624
Norwegian Cruise Line Holdings Ltd.*	32,000	1,875,200
Panera Bread Co., Class A*	7,100	1,382,938
Papa John’s International, Inc.	7,600	424,612
Pinnacle Entertainment, Inc.*	14,700	457,464
Royal Caribbean Cruises Ltd.	41,650	4,215,396
SeaWorld Entertainment, Inc.	14,800	291,412
Shake Shack, Inc., Class A*	6,900	273,240
Six Flags Entertainment Corp.	24,684	1,356,139
Sonic Corp.	9,800	316,638
Starbucks Corp.	357,400	21,454,722
Starwood Hotels & Resorts Worldwide, Inc.	44,600	3,089,888
Texas Roadhouse, Inc.	18,200	651,014
Vail Resorts, Inc.	10,200	1,305,498
Wendy’s Co.	84,400	908,988
Wyndham Worldwide Corp.	31,670	2,300,826
Wynn Resorts Ltd.	22,100	1,529,099
Yum! Brands, Inc.	103,840	7,585,512

		111,868,019

Household Durables (0.6%)
CalAtlantic Group, Inc.	20,779	787,940
D.R. Horton, Inc.	88,100	2,821,843
Garmin Ltd.	35,500	1,319,535
GoPro, Inc., Class A*	21,700	390,817
Harman International Industries, Inc.	19,190	1,807,890
Helen of Troy Ltd.*	6,000	565,500
Jarden Corp.*	52,425	2,994,516
KB Home	27,500	339,075
Leggett & Platt, Inc.	33,200	1,395,064
Lennar Corp., Class A	49,300	2,411,263
Meritage Homes Corp.*	8,300	282,117
Mohawk Industries, Inc.*	14,800	2,802,972
Newell Rubbermaid, Inc.	68,900	3,037,112
NVR, Inc.*	1,200	1,971,600
PulteGroup, Inc.	104,800	1,867,536
Taylor Morrison Home Corp., Class A*	20,300	324,800
Tempur Sealy International, Inc.*	17,200	1,211,912
Toll Brothers, Inc.*	44,200	1,471,860
TopBuild Corp.*	9,711	298,807
TRI Pointe Group, Inc.*	38,000	481,460
Tupperware Brands Corp.	15,000	834,750
Whirlpool Corp.	20,120	2,955,024

		32,373,393

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Internet & Catalog Retail (1.9%)
Amazon.com, Inc.*	90,780	$61,357,294
Etsy, Inc.*	800	6,608
Expedia, Inc.	28,744	3,572,829
Groupon, Inc.*	119,200	365,944
HSN, Inc.	8,700	440,829
Liberty Interactive Corp. QVC Group*	120,730	3,298,344
Liberty TripAdvisor Holdings, Inc., Class A*	17,402	527,977
Liberty Ventures*	36,144	1,630,456
Netflix, Inc.*	103,600	11,849,768
Priceline Group, Inc.*	12,580	16,038,871
Shutterfly, Inc.*	5,500	245,080
TripAdvisor, Inc.*	26,605	2,268,076
Wayfair, Inc., Class A*	7,800	371,436

		101,973,512

Leisure Products (0.1%)
Brunswick Corp.	22,600	1,141,526
Hasbro, Inc.	27,100	1,825,456
Mattel, Inc.	94,800	2,575,716
Polaris Industries, Inc.	16,100	1,383,795
Vista Outdoor, Inc.*	18,200	810,082

		7,736,575

Media (3.1%)
AMC Entertainment Holdings, Inc., Class A	12,300	295,200
AMC Networks, Inc., Class A*	14,712	1,098,692
Cable One, Inc.	900	390,294
Cablevision Systems Corp. – New York Group, Class A	61,150	1,950,685
CBS Corp. (Non-Voting), Class B	123,020	5,797,933
Charter Communications, Inc., Class A*	18,200	3,332,420
Cinemark Holdings, Inc.	31,500	1,053,045
Clear Channel Outdoor Holdings, Inc., Class A*	59,900	334,841
Comcast Corp., Class A	600,924	33,910,141
Discovery Communications, Inc., Class A*	37,900	1,011,172
Discovery Communications, Inc., Class C*	59,800	1,508,156
DISH Network Corp., Class A*	55,660	3,182,639
DreamWorks Animation SKG, Inc., Class A*	20,600	530,862
Gannett Co., Inc.	28,050	456,935
IMAX Corp.*	14,700	522,438
Interpublic Group of Cos., Inc.	98,800	2,300,064
John Wiley & Sons, Inc., Class A	17,000	765,510
Liberty Broadband Corp.*	12,948	671,357
Liberty Media Corp.*	74,091	2,850,281
Lions Gate Entertainment Corp.	22,800	738,492
Live Nation Entertainment, Inc.*	33,200	815,724
Madison Square Garden Co., Class A*	5,929	959,312
Meredith Corp.	9,100	393,575
MSG Networks, Inc., Class A*	17,787	369,970

New York Times Co., Class A	32,800	$440,176
News Corp., Class A	93,361	1,247,303
Nexstar Broadcasting Group, Inc., Class A	7,500	440,250
Omnicom Group, Inc.	59,900	4,532,034
Regal Entertainment Group, Class A	20,900	394,383
Scripps Networks Interactive, Inc., Class A	24,100	1,330,561
Sinclair Broadcast Group, Inc., Class A	19,400	631,276
Sirius XM Holdings, Inc.*	559,300	2,276,351
Starz, Class A*	21,397	716,800
TEGNA, Inc.	56,100	1,431,672
Thomson Reuters Corp.	79,200	2,997,720
Time Warner Cable, Inc.	69,302	12,861,758
Time Warner, Inc.	199,826	12,922,747
Time, Inc.	16,403	257,035
Tribune Media Co., Class A	19,600	662,676
Twenty-First Century Fox, Inc., Class A	282,026	7,659,826
Twenty-First Century Fox, Inc., Class B	117,700	3,204,971
Viacom, Inc., Class B	84,360	3,472,258
Walt Disney Co.	402,268	42,270,321

		164,989,856

Multiline Retail (0.6%)
Big Lots, Inc.	15,500	597,370
Burlington Stores, Inc.*	18,400	789,360
Dollar General Corp.	73,900	5,311,193
Dollar Tree, Inc.*	55,523	4,287,486
J.C. Penney Co., Inc.*	63,200	420,912
Kohl’s Corp.	54,310	2,586,785
Macy’s, Inc.	84,200	2,945,316
Nordstrom, Inc.	33,690	1,678,099
Sears Holdings Corp.*	16,200	333,072
Target Corp.	152,060	11,041,077

		29,990,670

Specialty Retail (2.6%)
Aaron’s, Inc.	17,500	391,825
Abercrombie & Fitch Co., Class A	20,300	548,100
Advance Auto Parts, Inc.	17,850	2,686,603
American Eagle Outfitters, Inc.	60,700	940,850
Asbury Automotive Group, Inc.*	8,300	559,752
Ascena Retail Group, Inc.*	40,768	401,565
AutoNation, Inc.*	18,900	1,127,574
AutoZone, Inc.*	7,590	5,631,097
Bed Bath & Beyond, Inc.*	46,950	2,265,337
Best Buy Co., Inc.	71,710	2,183,569
Buckle, Inc.	7,100	218,538
Cabela’s, Inc.*	12,000	560,760
CarMax, Inc.*	51,250	2,765,962
Chico’s FAS, Inc.	5,250	56,017
Conn’s, Inc.*	10,300	241,741
CST Brands, Inc.	18,058	706,790
Dick’s Sporting Goods, Inc.	22,400	791,840
DSW, Inc., Class A	15,200	362,672
Express, Inc.*	22,700	392,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Five Below, Inc.*	14,100	$452,610
Foot Locker, Inc.	33,700	2,193,533
GameStop Corp., Class A	33,700	944,948
Gap, Inc.	68,890	1,701,583
Genesco, Inc.*	6,500	369,395
GNC Holdings, Inc., Class A	27,900	865,458
Group 1 Automotive, Inc.	5,800	439,060
Guess?, Inc.	10,500	198,240
Home Depot, Inc.	309,360	40,912,860
L Brands, Inc.	58,690	5,623,676
Lithia Motors, Inc., Class A	5,700	608,019
Lowe’s Cos., Inc.	226,640	17,233,706
Mattress Firm Holding Corp.*	1,200	53,556
Men’s Wearhouse, Inc.	11,800	173,224
Monro Muffler Brake, Inc.	7,900	523,138
Murphy USA, Inc.*	14,655	890,145
Office Depot, Inc.*	132,429	746,900
O’Reilly Automotive, Inc.*	24,550	6,221,461
Outerwall, Inc.	4,500	164,430
Penske Automotive Group, Inc.	8,900	376,826
Restoration Hardware Holdings, Inc.*	8,200	651,490
Ross Stores, Inc.	100,720	5,419,743
Sally Beauty Holdings, Inc.*	48,300	1,347,087
Signet Jewelers Ltd.	20,880	2,582,647
Staples, Inc.	155,950	1,476,847
Tiffany & Co.	31,700	2,418,393
TJX Cos., Inc.	165,600	11,742,696
Tractor Supply Co.	34,300	2,932,650
Ulta Salon Cosmetics & Fragrance, Inc.*	16,100	2,978,500
Urban Outfitters, Inc.*	35,150	799,663
Williams-Sonoma, Inc.	26,900	1,571,229

		137,446,561

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	15,680	1,395,990
Coach, Inc.	76,820	2,514,319
Deckers Outdoor Corp.*	5,600	264,320
G-III Apparel Group Ltd.*	9,600	424,896
Hanesbrands, Inc.	102,400	3,013,632
Kate Spade & Co.*	29,900	531,323
lululemon athletica, Inc.*	27,100	1,421,937
Michael Kors Holdings Ltd.*	57,200	2,291,432
NIKE, Inc., Class B	321,520	20,095,000
PVH Corp.	20,781	1,530,521
Ralph Lauren Corp.	15,370	1,713,448
Skechers USA, Inc., Class A*	30,600	924,426
Steven Madden Ltd.*	9,202	278,084
Under Armour, Inc., Class A*	44,900	3,619,389
VF Corp.	82,300	5,123,175
Wolverine World Wide, Inc.	27,700	462,867

		45,604,759

Total Consumer Discretionary		707,592,327

Consumer Staples (8.7%)
Beverages (1.9%)
Boston Beer Co., Inc., Class A*	2,300	464,393
Brown-Forman Corp., Class A	6,700	737,737
Brown-Forman Corp., Class B	30,700	3,047,896

Coca-Cola Co.	929,740	$39,941,630
Coca-Cola Enterprises, Inc.	58,300	2,870,692
Constellation Brands, Inc., Class A	39,000	5,555,160
Dr. Pepper Snapple Group, Inc.	46,010	4,288,132
Molson Coors Brewing Co., Class B	33,950	3,188,584
Monster Beverage Corp.*	36,700	5,466,832
PepsiCo, Inc.	349,990	34,971,001

		100,532,057

Food & Staples Retailing (2.0%)
Casey’s General Stores, Inc.	9,800	1,180,410
Costco Wholesale Corp.	106,650	17,223,975
CVS Health Corp.	270,110	26,408,655
Kroger Co.	238,620	9,981,475
PriceSmart, Inc.	4,600	381,754
Rite Aid Corp.*	254,100	1,992,144
Sprouts Farmers Market, Inc.*	37,300	991,807
Sysco Corp.	141,450	5,799,450
United Natural Foods, Inc.*	13,800	543,168
Walgreens Boots Alliance, Inc.	203,880	17,361,401
Wal-Mart Stores, Inc.	376,220	23,062,286
Whole Foods Market, Inc.	93,300	3,125,550

		108,052,075

Food Products (1.7%)
Archer-Daniels-Midland Co.	150,960	5,537,213
B&G Foods, Inc.	13,900	486,778
Bunge Ltd.	34,980	2,388,434
Campbell Soup Co.	41,300	2,170,315
ConAgra Foods, Inc.	103,050	4,344,588
Darling Ingredients, Inc.*	28,800	302,976
Flowers Foods, Inc.	47,400	1,018,626
General Mills, Inc.	143,800	8,291,508
Hain Celestial Group, Inc.*	25,800	1,042,062
Hershey Co.	35,250	3,146,768
Hormel Foods Corp.	32,300	2,554,284
Ingredion, Inc.	17,300	1,658,032
J&J Snack Foods Corp.	2,800	326,676
J.M. Smucker Co.	29,127	3,592,524
Kellogg Co.	60,200	4,350,654
Keurig Green Mountain, Inc.	36,866	3,317,203
Kraft Heinz Co.	141,036	10,261,779
Lancaster Colony Corp.	4,500	519,570
McCormick & Co., Inc. (Non-Voting)	35,050	2,998,878
Mead Johnson Nutrition Co.	51,300	4,050,135
Mondelez International, Inc., Class A	385,710	17,295,236
Pilgrim’s Pride Corp.	18,900	417,501
Pinnacle Foods, Inc.	28,400	1,205,864
Post Holdings, Inc.*	14,800	913,160
Seaboard Corp.*	100	289,474
Snyder’s-Lance, Inc.	11,600	397,880
TreeHouse Foods, Inc.*	10,000	784,600
Tyson Foods, Inc., Class A	69,900	3,727,767
WhiteWave Foods Co.*	39,703	1,544,844

		88,935,329

Household Products (1.6%)
Church & Dwight Co., Inc.	34,300	2,911,384
Clorox Co.	33,450	4,242,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Colgate-Palmolive Co.	220,120	$14,664,394
Energizer Holdings, Inc.	16,450	560,287
Kimberly-Clark Corp.	88,600	11,278,780
Procter & Gamble Co.	643,280	51,082,865
Spectrum Brands Holdings, Inc.	6,200	631,160

		85,371,334

Personal Products (0.2%)
Avon Products, Inc.	103,200	417,960
Coty, Inc., Class A	20,200	517,726
Edgewell Personal Care Co.	16,450	1,289,186
Estee Lauder Cos., Inc., Class A	50,800	4,473,448
Herbalife Ltd.*	24,100	1,292,242
Nu Skin Enterprises, Inc., Class A	15,500	587,295

		8,577,857

Tobacco (1.3%)
Altria Group, Inc.	470,790	27,404,686
Philip Morris International, Inc.	370,830	32,599,665
Reynolds American, Inc.	200,044	9,232,031
Vector Group Ltd.	20,895	492,913

		69,729,295

Total Consumer Staples		461,197,947

Energy (5.9%)
Energy Equipment & Services (1.0%)
Archrock, Inc.	16,900	127,088
Atwood Oceanics, Inc.	16,000	163,680
Baker Hughes, Inc.	104,384	4,817,322
Bristow Group, Inc.	7,100	183,890
Cameron International Corp.*	45,950	2,904,040
Dril-Quip, Inc.*	12,800	758,144
Ensco plc, Class A	57,000	877,230
Era Group, Inc.*	2,000	22,300
Exterran Corp.*	8,450	135,623
FMC Technologies, Inc.*	62,800	1,821,828
Forum Energy Technologies, Inc.*	6,700	83,482
Frank’s International N.V.	15,300	255,357
Halliburton Co.	208,830	7,108,573
Helix Energy Solutions Group, Inc.*	400	2,104
Helmerich & Payne, Inc.	28,600	1,531,530
McDermott International, Inc.*	42,800	143,380
Nabors Industries Ltd.	78,990	672,205
National Oilwell Varco, Inc.	96,680	3,237,813
Noble Corp. plc	58,900	621,395
North Atlantic Drilling Ltd.*	2,000	4,920
Oceaneering International, Inc.	24,600	922,992
Oil States International, Inc.*	7,200	196,200
Patterson-UTI Energy, Inc.	45,900	692,172
Rowan Cos., plc, Class A	43,300	733,935
Schlumberger Ltd.	302,455	21,096,236
SEACOR Holdings, Inc.*	1,500	78,840
Seadrill Ltd.*	100,300	340,017
Superior Energy Services, Inc.	42,271	569,390
Unit Corp.*	1,900	23,180
Weatherford International plc*	188,500	1,581,515

		51,706,381

Oil, Gas & Consumable Fuels (4.9%)
Anadarko Petroleum Corp.	121,580	$5,906,356
Antero Resources Corp.*	13,800	300,840
Apache Corp.	91,780	4,081,457
Cabot Oil & Gas Corp.	108,700	1,922,903
California Resources Corp.	79,744	185,804
Carrizo Oil & Gas, Inc.*	11,400	337,212
Cheniere Energy, Inc.*	61,700	2,298,325
Chesapeake Energy Corp.	137,210	617,445
Chevron Corp.	445,800	40,104,168
Cimarex Energy Co.	24,260	2,168,359
Cobalt International Energy, Inc.*	91,500	494,100
Columbia Pipeline Group, Inc.	79,300	1,586,000
Concho Resources, Inc.*	29,200	2,711,512
ConocoPhillips Co.	295,176	13,781,767
CONSOL Energy, Inc.	10,000	79,000
Continental Resources, Inc.*	23,200	533,136
CVR Energy, Inc.	7,900	310,865
Delek U.S. Holdings, Inc.	9,400	231,240
Denbury Resources, Inc.	91,659	185,151
Devon Energy Corp.	104,730	3,351,360
Diamondback Energy, Inc.*	15,300	1,023,570
Energen Corp.	20,400	836,196
EOG Resources, Inc.	130,700	9,252,253
EP Energy Corp., Class A*	28,200	123,516
EQT Corp.	37,300	1,944,449
Exxon Mobil Corp.#	991,265	77,269,107
GasLog Ltd.	4,000	33,200
Golar LNG Ltd.	21,900	345,801
Gulfport Energy Corp.*	22,300	547,911
Hess Corp.	62,520	3,030,970
HollyFrontier Corp.	53,732	2,143,369
Kinder Morgan, Inc.	434,571	6,483,799
Kosmos Energy Ltd.*	12,500	65,000
Laredo Petroleum, Inc.*	30,700	245,293
Marathon Oil Corp.	175,390	2,208,160
Marathon Petroleum Corp.	132,190	6,852,730
Matador Resources Co.*	18,100	357,837
Memorial Resource Development Corp.*	3,800	61,370
Murphy Oil Corp.	50,920	1,143,154
Newfield Exploration Co.*	35,850	1,167,276
Noble Energy, Inc.	104,228	3,432,228
Occidental Petroleum Corp.	186,960	12,640,366
ONEOK, Inc.	56,500	1,393,290
Parsley Energy, Inc., Class A*	18,700	345,015
PBF Energy, Inc., Class A	22,900	842,949
PDC Energy, Inc.*	9,900	528,462
Peabody Energy Corp.	5,246	40,289
Phillips 66	131,788	10,780,258
Pioneer Natural Resources Co.	37,250	4,670,405
QEP Resources, Inc.	53,400	715,560
Range Resources Corp.	44,350	1,091,453
Rice Energy, Inc.*	17,400	189,660
RSP Permian, Inc.*	15,600	380,484
SandRidge Energy, Inc.*	141,444	28,289
Scorpio Tankers, Inc.	24,200	194,084
SemGroup Corp., Class A	9,800	282,828
SM Energy Co.	20,900	410,894
Southwestern Energy Co.*	95,550	679,361
Spectra Energy Corp.	174,700	4,182,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Targa Resources Corp.	12,100	$327,426
Teekay Corp.	10,600	104,622
Tesoro Corp.	29,810	3,141,080
Ultra Petroleum Corp.*	40,500	101,250
Valero Energy Corp.	123,230	8,713,593
Western Refining, Inc.	17,900	637,598
Whiting Petroleum Corp.*	46,995	443,633
Williams Cos., Inc.	183,800	4,723,660
World Fuel Services Corp.	17,900	688,434
WPX Energy, Inc.*	64,033	367,549

		258,398,999

Total Energy		310,105,380

Financials (18.0%)
Banks (5.8%)
Associated Banc-Corp	40,500	759,375
BancorpSouth, Inc.	31,550	756,884
Bank of America Corp.	2,489,992	41,906,565
Bank of Hawaii Corp.	12,700	798,830
Bank of the Ozarks, Inc.	17,400	860,604
BankUnited, Inc.	26,500	955,590
BB&T Corp.	187,101	7,074,289
BBCN Bancorp, Inc.	4,100	70,602
BOK Financial Corp.	6,050	361,729
Boston Private Financial Holdings, Inc.	4,900	55,566
Cathay General Bancorp	21,630	677,668
Chemical Financial Corp.	1,000	34,270
CIT Group, Inc.	45,700	1,814,290
Citigroup, Inc.	719,372	37,227,501
Citizens Financial Group, Inc.	75,900	1,987,821
City Holding Co.	10,030	457,769
Columbia Banking System, Inc.	14,000	455,140
Comerica, Inc.	43,300	1,811,239
Commerce Bancshares, Inc./Missouri	24,079	1,024,321
Community Bank System, Inc.	10,600	423,364
Cullen/Frost Bankers, Inc.	17,300	1,038,000
CVB Financial Corp.	30,200	510,984
Eagle Bancorp, Inc.*	1,300	65,611
East West Bancorp, Inc.	39,500	1,641,620
F.N.B. Corp./Pennsylvania	48,700	649,658
FCB Financial Holdings, Inc., Class A*	2,500	89,475
Fifth Third Bancorp	197,150	3,962,715
First BanCorp/Puerto Rico*	15,000	48,750
First Busey Corp.	4,933	101,768
First Citizens BancShares, Inc./North Carolina, Class A	2,200	567,974
First Commonwealth Financial Corp.	9,900	89,793
First Financial Bancorp	2,100	37,947
First Financial Bankshares, Inc.	18,800	567,196
First Financial Corp./Indiana	9,800	332,906
First Horizon National Corp.	68,162	989,712
First Interstate BancSystem, Inc., Class A	1,000	29,070
First Midwest Bancorp, Inc./Illinois	9,500	175,085
First Niagara Financial Group, Inc.	122,945	1,333,953

First Republic Bank/California	31,800	$2,100,708
FirstMerit Corp.	47,495	885,782
Fulton Financial Corp.	42,300	550,323
Glacier Bancorp, Inc.	20,100	533,253
Great Western Bancorp, Inc.	7,200	208,944
Hancock Holding Co.	24,124	607,201
Hilltop Holdings, Inc.*	21,500	413,230
Home BancShares, Inc./Arkansas	10,900	441,668
Huntington Bancshares, Inc./Ohio	223,800	2,475,228
IBERIABANK Corp.	8,400	462,588
Independent Bank Corp./Massachusetts	900	41,868
International Bancshares Corp.	17,600	452,320
Investors Bancorp, Inc.	92,965	1,156,485
JPMorgan Chase & Co.	879,825	58,094,845
KeyCorp	224,100	2,955,879
LegacyTexas Financial Group, Inc.	2,400	60,048
M&T Bank Corp.	38,057	4,611,747
MB Financial, Inc.	13,100	424,047
National Penn Bancshares, Inc.	30,500	376,065
NBT Bancorp, Inc.	15,800	440,504
Old National Bancorp/Indiana	23,600	320,016
PacWest Bancorp	26,596	1,146,288
Park National Corp.	300	27,144
People’s United Financial, Inc.	74,200	1,198,330
Pinnacle Financial Partners, Inc.	10,500	539,280
PNC Financial Services Group, Inc.	126,018	12,010,776
Popular, Inc.	38,050	1,078,337
PrivateBancorp, Inc.	18,000	738,360
Prosperity Bancshares, Inc.	15,900	760,974
Regions Financial Corp.	355,100	3,408,960
S&T Bancorp, Inc.	11,700	360,594
Signature Bank/New York*	12,100	1,855,777
Simmons First National Corp., Class A	1,300	66,768
South State Corp.	5,900	424,505
Sterling Bancorp/Delaware	28,800	467,136
SunTrust Banks, Inc./Georgia	122,950	5,267,178
SVB Financial Group*	13,400	1,593,260
Synovus Financial Corp.	42,300	1,369,674
Talmer Bancorp, Inc., Class A	3,900	70,629
TCF Financial Corp.	56,950	804,134
Texas Capital Bancshares, Inc.*	12,000	593,040
Tompkins Financial Corp.	9,039	507,630
Towne Bank/Virginia	16,379	341,830
Trustmark Corp.	11,650	268,416
U.S. Bancorp	397,190	16,948,097
UMB Financial Corp.	10,600	493,430
Umpqua Holdings Corp.	44,690	710,571
United Bankshares, Inc./West Virginia	14,100	521,559
United Community Banks, Inc./Georgia	4,800	93,552
Valley National Bancorp	71,829	707,516
Webster Financial Corp.	25,700	955,783
Wells Fargo & Co.	1,104,619	60,047,089
WesBanco, Inc.	13,900	417,278
Westamerica Bancorp	1,900	88,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Western Alliance Bancorp*	20,800	$745,888
Wintrust Financial Corp.	11,500	557,980
Zions Bancorp	49,600	1,354,080

		307,899,051

Capital Markets (2.1%)
Affiliated Managers Group, Inc.*	13,740	2,195,102
Ameriprise Financial, Inc.	42,960	4,571,803
Artisan Partners Asset Management, Inc., Class A	6,200	223,572
Associated Capital Group, Inc., Class A*	6,600	201,300
Bank of New York Mellon Corp.	272,950	11,250,999
BGC Partners, Inc., Class A	24,400	239,364
BlackRock, Inc.	30,510	10,389,265
Charles Schwab Corp.	283,734	9,343,361
Cohen & Steers, Inc.	11,400	347,472
E*TRADE Financial Corp.*	68,710	2,036,564
Eaton Vance Corp.	34,740	1,126,618
Evercore Partners, Inc., Class A	8,400	454,188
Federated Investors, Inc., Class B	23,300	667,545
Financial Engines, Inc.	13,900	468,013
Franklin Resources, Inc.	94,390	3,475,440
GAMCO Investors, Inc., Class A	6,600	204,864
Goldman Sachs Group, Inc.	102,400	18,455,552
Greenhill & Co., Inc.	1,900	54,359
HFF, Inc., Class A	2,400	74,568
Interactive Brokers Group, Inc., Class A	14,040	612,144
Invesco Ltd.	112,700	3,773,196
Janus Capital Group, Inc.	31,300	441,017
KCG Holdings, Inc., Class A*	7,700	94,787
Lazard Ltd., Class A	34,700	1,561,847
Legg Mason, Inc.	30,750	1,206,323
LPL Financial Holdings, Inc.	22,800	972,420
Moelis & Co., Class A	3,200	93,376
Morgan Stanley	363,473	11,562,076
Northern Trust Corp.	58,450	4,213,661
NorthStar Asset Management Group, Inc.	48,550	589,397
OM Asset Management plc	5,900	90,447
Piper Jaffray Cos.*	5,600	226,240
Raymond James Financial, Inc.	37,500	2,173,875
SEI Investments Co.	33,650	1,763,260
State Street Corp.	100,150	6,645,954
Stifel Financial Corp.*	15,339	649,760
T. Rowe Price Group, Inc.	66,280	4,738,357
TD Ameritrade Holding Corp.	67,936	2,358,059
Virtu Financial, Inc., Class A	9,700	219,608
Waddell & Reed Financial, Inc., Class A	23,920	685,547
WisdomTree Investments, Inc.	27,400	429,632

		110,880,932

Consumer Finance (0.8%)
Ally Financial, Inc.*	117,200	2,184,608
American Express Co.	210,256	14,623,305
Capital One Financial Corp.	132,970	9,597,774

Credit Acceptance Corp.*	1,900	$406,638
Discover Financial Services	107,670	5,773,265
Encore Capital Group, Inc.*	2,300	66,884
First Cash Financial Services, Inc.*	1,200	44,916
LendingClub Corp.*	33,500	370,175
Navient Corp.	117,584	1,346,337
Nelnet, Inc., Class A	1,900	63,783
OneMain Holdings, Inc.*	11,300	469,402
PRA Group, Inc.*	17,400	603,606
Santander Consumer USA Holdings, Inc.*	21,800	345,530
SLM Corp.*	117,584	766,648
Synchrony Financial*	198,800	6,045,508

		42,708,379

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B*	440,985	58,227,660
CBOE Holdings, Inc.	20,100	1,304,490
CME Group, Inc./Illinois	78,165	7,081,749
FactSet Research Systems, Inc.	10,000	1,625,700
FNFV Group*	16,060	180,354
Intercontinental Exchange, Inc.	27,078	6,939,008
Leucadia National Corp.	91,388	1,589,237
MarketAxess Holdings, Inc.	10,860	1,211,867
McGraw Hill Financial, Inc.	69,030	6,804,977
Moody’s Corp.	44,250	4,440,045
Morningstar, Inc.	3,200	257,312
MSCI, Inc.	28,834	2,079,797
Nasdaq, Inc.	29,600	1,721,832
On Deck Capital, Inc.*	6,600	67,980
Voya Financial, Inc.	55,700	2,055,887

		95,587,895

Insurance (3.1%)
ACE Ltd.	78,800	9,207,780
Aflac, Inc.	105,550	6,322,445
Alleghany Corp.*	3,854	1,841,942
Allied World Assurance Co. Holdings AG	25,640	953,552
Allstate Corp.	100,240	6,223,902
American Equity Investment Life Holding Co.	17,400	418,122
American Financial Group, Inc./Ohio	16,830	1,213,106
American International Group, Inc.	316,136	19,590,948
American National Insurance Co.	4,000	409,080
AmTrust Financial Services, Inc.	9,300	572,694
Aon plc	69,278	6,388,124
Arch Capital Group Ltd.*	29,800	2,078,550
Argo Group International Holdings Ltd.	2,000	119,680
Arthur J. Gallagher & Co.	39,500	1,617,130
Aspen Insurance Holdings Ltd.	18,170	877,611
Assurant, Inc.	17,600	1,417,504
Assured Guaranty Ltd.	49,500	1,308,285
Axis Capital Holdings Ltd.	25,170	1,415,057
Brown & Brown, Inc.	35,300	1,133,130
Chubb Corp.	57,060	7,568,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Cincinnati Financial Corp.	39,820	$2,356,149
CNA Financial Corp.	9,600	337,440
CNO Financial Group, Inc.	59,300	1,132,037
Endurance Specialty Holdings Ltd.	15,428	987,238
Enstar Group Ltd.*	900	135,036
Erie Indemnity Co., Class A	5,900	564,276
Everest Reinsurance Group Ltd.	12,500	2,288,625
FBL Financial Group, Inc., Class A	1,100	70,004
Fidelity & Guaranty Life	900	22,833
First American Financial Corp.	26,400	947,760
FNF Group	78,189	2,710,813
Genworth Financial, Inc., Class A*	142,000	529,660
Hanover Insurance Group, Inc.	10,690	869,525
Hartford Financial Services Group, Inc.	105,010	4,563,735
Horace Mann Educators Corp.	3,000	99,540
Kemper Corp.	12,000	447,000
Lincoln National Corp.	60,250	3,028,165
Loews Corp.	75,092	2,883,533
Maiden Holdings Ltd.	3,000	44,730
Markel Corp.*	3,460	3,056,391
Marsh & McLennan Cos., Inc.	134,750	7,471,887
Mercury General Corp.	2,500	116,425
MetLife, Inc.	225,960	10,893,532
National General Holdings Corp.	4,400	96,184
Navigators Group, Inc.*	400	34,316
Old Republic International Corp.	71,894	1,339,385
OneBeacon Insurance Group Ltd., Class A	18,600	230,826
PartnerReinsurance Ltd.	13,560	1,894,874
Primerica, Inc.	14,700	694,281
Principal Financial Group, Inc.	76,600	3,445,468
ProAssurance Corp.	19,000	922,070
Progressive Corp.	151,200	4,808,160
Prudential Financial, Inc.	107,931	8,786,663
Reinsurance Group of America, Inc.	19,910	1,703,301
RenaissanceReinsurance Holdings Ltd.	13,160	1,489,580
RLI Corp.	16,280	1,005,290
Selective Insurance Group, Inc.	13,700	460,046
StanCorp Financial Group, Inc.	12,780	1,455,386
Symetra Financial Corp.	17,900	568,683
Third Point Reinsurance Ltd.*	5,500	73,755
Torchmark Corp.	32,605	1,863,702
Travelers Cos., Inc.	75,570	8,528,830
Unum Group	59,400	1,977,426
Validus Holdings Ltd.	24,958	1,155,306
W. R. Berkley Corp.	27,100	1,483,725
White Mountains Insurance Group Ltd.	1,700	1,235,577
XL Group plc	73,270	2,870,719

		164,356,967

Real Estate Investment Trusts (REITs) (4.0%)
Acadia Realty Trust (REIT)	17,000	563,550
Alexander’s, Inc. (REIT)	100	38,411

Alexandria Real Estate Equities, Inc. (REIT)	18,480	$1,669,853
Altisource Residential Corp. (REIT)	2,500	31,025
American Assets Trust, Inc. (REIT)	2,000	76,700
American Campus Communities, Inc. (REIT)	28,300	1,169,922
American Capital Agency Corp. (REIT)	95,100	1,649,034
American Homes 4 Rent (REIT), Class A	30,400	506,464
American Tower Corp. (REIT)	104,500	10,131,275
Annaly Capital Management, Inc. (REIT)	250,458	2,349,296
Apartment Investment & Management Co. (REIT), Class A	43,188	1,728,816
Apple Hospitality REIT, Inc. (REIT)	45,300	904,641
AvalonBay Communities, Inc. (REIT)	33,649	6,195,790
BioMed Realty Trust, Inc. (REIT)	49,800	1,179,762
Boston Properties, Inc. (REIT)	37,870	4,829,940
Brandywine Realty Trust (REIT)	51,000	696,660
Brixmor Property Group, Inc. (REIT)	42,100	1,087,022
Camden Property Trust (REIT)	24,880	1,909,789
Capstead Mortgage Corp. (REIT)	8,600	75,164
Care Capital Properties, Inc. (REIT)	21,244	649,429
CBL & Associates Properties, Inc. (REIT)	47,891	592,412
Chesapeake Lodging Trust (REIT)	13,900	349,724
Chimera Investment Corp. (REIT)	72,140	983,990
Colony Capital, Inc. (REIT), Class A	19,100	372,068
Columbia Property Trust, Inc. (REIT)	32,600	765,448
Communications Sales & Leasing, Inc. (REIT)	31,402	586,903
CoreSite Realty Corp. (REIT)	3,200	181,504
Corporate Office Properties Trust (REIT)	24,809	541,580
Corrections Corp. of America (REIT)	34,743	920,342
Cousins Properties, Inc. (REIT)	51,713	487,654
Crown Castle International Corp. (REIT)	80,550	6,963,547
CubeSmart (REIT)	39,700	1,215,614
CyrusOne, Inc. (REIT)	16,000	599,200
CYS Investments, Inc. (REIT)	37,400	266,662
DCT Industrial Trust, Inc. (REIT)	22,850	853,904
DDR Corp. (REIT)	84,708	1,426,483
DiamondRock Hospitality Co. (REIT)	58,300	562,595

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Digital Realty Trust, Inc. (REIT)	37,589	$2,842,480
Douglas Emmett, Inc. (REIT)	37,000	1,153,660
Duke Realty Corp. (REIT)	84,800	1,782,496
DuPont Fabros Technology, Inc. (REIT)	11,800	375,122
EastGroup Properties, Inc. (REIT)	10,300	572,783
Education Realty Trust, Inc. (REIT)	7,900	299,252
Empire State Realty Trust, Inc. (REIT), Class A	27,100	489,697
EPR Properties (REIT)	14,840	867,398
Equinix, Inc. (REIT)	13,538	4,093,891
Equity Commonwealth (REIT)*	33,000	915,090
Equity LifeStyle Properties, Inc. (REIT)	21,800	1,453,406
Equity One, Inc. (REIT)	14,700	399,105
Equity Residential (REIT)	87,787	7,162,541
Essex Property Trust, Inc. (REIT)	15,977	3,825,054
Extra Space Storage, Inc. (REIT)	33,000	2,910,930
Federal Realty Investment Trust (REIT)	17,380	2,539,218
FelCor Lodging Trust, Inc. (REIT)	7,600	55,480
First Industrial Realty Trust, Inc. (REIT)	29,500	652,835
Four Corners Property Trust, Inc. (REIT)*	11,083	267,773
Franklin Street Properties Corp. (REIT)	3,300	34,155
Gaming and Leisure Properties, Inc. (REIT)	30,730	854,294
General Growth Properties, Inc. (REIT)	144,807	3,940,198
Geo Group, Inc. (REIT)	24,883	719,368
Government Properties Income Trust (REIT)	18,800	298,356
Gramercy Property Trust (REIT)	63,700	491,764
Hatteras Financial Corp. (REIT)	19,300	253,795
HCP, Inc. (REIT)	114,997	4,397,485
Healthcare Realty Trust, Inc. (REIT)	23,600	668,352
Healthcare Trust of America, Inc. (REIT), Class A	30,900	833,373
Highwoods Properties, Inc. (REIT)	29,530	1,287,508
Hospitality Properties Trust (REIT)	43,400	1,134,910
Host Hotels & Resorts, Inc. (REIT)	199,613	3,062,063
Hudson Pacific Properties, Inc. (REIT)	16,300	458,682
InfraREIT, Inc. (REIT)	1,800	33,300
Inland Real Estate Corp. (REIT)	36,000	382,320
Invesco Mortgage Capital, Inc. (REIT)	24,500	303,555

Investors Real Estate Trust (REIT)	8,800	$61,160
Iron Mountain, Inc. (REIT)	56,801	1,534,195
iStar, Inc. (REIT)*	7,600	89,148
Kilroy Realty Corp. (REIT)	21,800	1,379,504
Kimco Realty Corp. (REIT)	101,522	2,686,272
Kite Realty Group Trust (REIT)	20,300	526,379
Ladder Capital Corp. (REIT)	25,500	316,710
Lamar Advertising Co. (REIT), Class A	21,400	1,283,572
LaSalle Hotel Properties (REIT)	26,100	656,676
Lexington Realty Trust (REIT)	45,500	364,000
Liberty Property Trust (REIT)	38,452	1,193,935
LTC Properties, Inc. (REIT)	1,100	47,454
Macerich Co. (REIT)	39,484	3,185,964
Mack-Cali Realty Corp. (REIT)	25,239	589,331
Medical Properties Trust, Inc. (REIT)	42,800	492,628
MFA Financial, Inc. (REIT)	120,050	792,330
Mid-America Apartment Communities, Inc. (REIT)	19,716	1,790,410
Monogram Residential Trust, Inc. (REIT)	10,100	98,576
National Health Investors, Inc. (REIT)	7,000	426,090
National Retail Properties, Inc. (REIT)	38,290	1,533,514
New Residential Investment Corp. (REIT)	48,750	592,800
New York REIT, Inc. (REIT)	45,900	527,850
NorthStar Realty Europe Corp. (REIT)	14,075	166,226
NorthStar Realty Finance Corp. (REIT)	42,225	719,092
Omega Healthcare Investors, Inc. (REIT)	44,440	1,554,511
Outfront Media, Inc. (REIT)	34,770	759,029
Paramount Group, Inc. (REIT)	37,600	680,560
Parkway Properties, Inc. (REIT)	13,800	215,694
Pebblebrook Hotel Trust (REIT)	16,400	459,528
Pennsylvania Real Estate Investment Trust (REIT)	5,000	109,350
PennyMac Mortgage Investment Trust (REIT)	4,800	73,248
Physicians Realty Trust (REIT)	4,500	75,870
Piedmont Office Realty Trust, Inc. (REIT), Class A	58,600	1,106,368
Plum Creek Timber Co., Inc. (REIT)	41,814	1,995,364
Post Properties, Inc. (REIT)	18,200	1,076,712
Potlatch Corp. (REIT)	6,000	181,440
Prologis, Inc. (REIT)	126,164	5,414,959
PS Business Parks, Inc. (REIT)	4,300	375,949
Public Storage (REIT)	34,502	8,546,145
QTS Realty Trust, Inc. (REIT), Class A	8,000	360,880
Ramco-Gershenson Properties Trust (REIT)	5,200	86,372
Rayonier, Inc. (REIT)	40,425	897,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Realty Income Corp. (REIT)	60,028	$3,099,246
Redwood Trust, Inc. (REIT)	12,600	166,320
Regency Centers Corp. (REIT)	23,586	1,606,678
Retail Opportunity Investments Corp. (REIT)	23,800	426,020
Retail Properties of America, Inc. (REIT), Class A	61,600	909,832
RLJ Lodging Trust (REIT)	33,200	718,116
Ryman Hospitality Properties, Inc. (REIT)	10,751	555,182
Sabra Health Care REIT, Inc. (REIT)	14,700	297,381
Select Income REIT (REIT)	8,300	164,506
Senior Housing Properties Trust (REIT)	54,290	805,664
Simon Property Group, Inc. (REIT)	75,059	14,594,472
SL Green Realty Corp. (REIT)	24,000	2,711,520
Sovran Self Storage, Inc. (REIT)	6,900	740,439
Spirit Realty Capital, Inc. (REIT)	104,667	1,048,763
STAG Industrial, Inc. (REIT)	4,300	79,335
Starwood Property Trust, Inc. (REIT)	57,200	1,176,032
STORE Capital Corp. (REIT)	17,400	403,680
Summit Hotel Properties, Inc. (REIT)	5,600	66,920
Sun Communities, Inc. (REIT)	12,300	842,919
Sunstone Hotel Investors, Inc. (REIT)	53,787	671,800
Tanger Factory Outlet Centers, Inc. (REIT)	29,500	964,650
Taubman Centers, Inc. (REIT)	14,800	1,135,456
Two Harbors Investment Corp. (REIT)	86,200	698,220
UDR, Inc. (REIT)	62,836	2,360,749
Urban Edge Properties (REIT)	23,923	560,994
Ventas, Inc. (REIT)	84,979	4,795,365
VEREIT, Inc. (REIT)	236,500	1,873,080
Vornado Realty Trust (REIT)	47,847	4,782,786
Washington Real Estate Investment Trust (REIT)	13,470	364,498
Weingarten Realty Investors (REIT)	36,986	1,278,976
Welltower, Inc. (REIT)	83,317	5,668,056
Weyerhaeuser Co. (REIT)	122,733	3,679,535
WP Carey, Inc. (REIT)	25,900	1,528,100
WP Glimcher, Inc. (REIT)	50,150	532,091
Xenia Hotels & Resorts, Inc. (REIT)	27,200	416,976

		213,671,449

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	14,080	497,165
CBRE Group, Inc., Class A*	79,250	2,740,465
Forest City Enterprises, Inc., Class A*	50,700	1,111,851
Howard Hughes Corp.*	11,200	1,267,392
Jones Lang LaSalle, Inc.	12,100	1,934,306
Kennedy-Wilson Holdings, Inc.	22,600	544,208
Marcus & Millichap, Inc.*	1,600	46,624

Realogy Holdings Corp.*	34,100	$1,250,447
RMR Group, Inc., Class A*	1,673	24,108
St. Joe Co.*	5,200	96,252

		9,512,818

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	20,500	324,925
Bank Mutual Corp.	29,400	229,320
Beneficial Bancorp, Inc.*	31,416	418,461
BofI Holding, Inc.*	14,800	311,540
Brookline Bancorp, Inc.	29,000	333,500
Capitol Federal Financial, Inc.	40,986	514,784
Dime Community Bancshares, Inc.	24,800	433,752
Essent Group Ltd.*	12,000	262,680
EverBank Financial Corp.	14,600	233,308
Flagstar Bancorp, Inc.*	1,300	30,043
Kearny Financial Corp.	35,632	451,458
MGIC Investment Corp.*	75,800	669,314
Nationstar Mortgage Holdings, Inc.*	8,000	106,960
New York Community Bancorp, Inc.	108,550	1,771,536
Northwest Bancshares, Inc.	22,100	295,919
Ocwen Financial Corp.*	900	6,273
PHH Corp.*	3,400	55,080
Provident Financial Services, Inc.	1,500	30,225
Radian Group, Inc.	50,400	674,856
TFS Financial Corp.	2,100	39,543
TrustCo Bank Corp.	15,200	93,328
Washington Federal, Inc.	23,100	550,473

		7,837,278

Total Financials		952,454,769

Health Care (14.6%)
Biotechnology (3.4%)
ACADIA Pharmaceuticals, Inc.*	22,600	805,690
Acceleron Pharma, Inc.*	100	4,876
Achillion Pharmaceuticals, Inc.*	49,600	535,184
Acorda Therapeutics, Inc.*	8,500	363,630
Aegerion Pharmaceuticals, Inc.*	8,100	81,810
Agenus, Inc.*	22,800	103,512
Alder Biopharmaceuticals, Inc.*	8,100	267,543
Alexion Pharmaceuticals, Inc.*	52,253	9,967,260
Alkermes plc*	37,600	2,984,688
Alnylam Pharmaceuticals, Inc.*	17,900	1,685,106
AMAG Pharmaceuticals, Inc.*	7,400	223,406
Amgen, Inc.	182,639	29,647,789
Amicus Therapeutics, Inc.*	22,900	222,130
Anacor Pharmaceuticals, Inc.*	9,900	1,118,403
Arena Pharmaceuticals, Inc.*	66,800	126,920
ARIAD Pharmaceuticals, Inc.*	49,900	311,875
Array BioPharma, Inc.*	16,100	67,942
Atara Biotherapeutics, Inc.*	2,800	73,948
Baxalta, Inc.	133,480	5,209,724
BioCryst Pharmaceuticals, Inc.*	10,800	111,456
Biogen, Inc.*	53,060	16,254,931
BioMarin Pharmaceutical, Inc.*	39,500	4,138,020

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Bluebird Bio, Inc.*	8,000	$513,760
Blueprint Medicines Corp.*	2,900	76,386
Celgene Corp.*	188,938	22,627,215
Celldex Therapeutics, Inc.*	27,100	424,928
Cepheid, Inc.*	14,400	526,032
Chimerix, Inc.*	10,000	89,500
Clovis Oncology, Inc.*	6,700	234,500
Coherus Biosciences, Inc.*	3,000	68,880
Dyax Corp.*	34,100	1,282,842
Eagle Pharmaceuticals, Inc.*	3,500	310,345
Emergent BioSolutions, Inc.*	2,700	108,027
Enanta Pharmaceuticals, Inc.*	2,400	79,248
Epizyme, Inc.*	4,900	78,498
Esperion Therapeutics, Inc.*	5,600	124,656
Exact Sciences Corp.*	29,500	272,285
Exelixis, Inc.*	72,200	407,208
FibroGen, Inc.*	10,500	319,935
Foundation Medicine, Inc.*	600	12,636
Genomic Health, Inc.*	9,100	320,320
Gilead Sciences, Inc.	348,400	35,254,596
Halozyme Therapeutics, Inc.*	25,700	445,381
Heron Therapeutics, Inc.*	13,500	360,450
ImmunoGen, Inc.*	18,500	251,045
Incyte Corp.*	37,700	4,088,565
Insmed, Inc.*	3,700	67,155
Insys Therapeutics, Inc.*	9,600	274,848
Intercept Pharmaceuticals, Inc.*	3,200	477,920
Intrexon Corp.*	10,900	328,635
Ionis Pharmaceuticals, Inc.*	31,900	1,975,567
Ironwood Pharmaceuticals, Inc.*	22,200	257,298
Juno Therapeutics, Inc.*	7,900	347,363
Karyopharm Therapeutics, Inc.*	10,700	141,775
Keryx Biopharmaceuticals, Inc.*	30,700	155,035
Kite Pharma, Inc.*	7,200	443,664
Lexicon Pharmaceuticals, Inc.*	671	8,931
Ligand Pharmaceuticals, Inc.*	3,500	379,470
MannKind Corp.*	59,400	86,130
Medivation, Inc.*	41,200	1,991,608
Merrimack Pharmaceuticals, Inc.*	10,500	82,950
MiMedx Group, Inc.*	10,200	95,574
Momenta Pharmaceuticals, Inc.*	11,700	173,628
Myriad Genetics, Inc.*	25,650	1,107,054
Neurocrine Biosciences, Inc.*	18,900	1,069,173
NewLink Genetics Corp.*	4,200	152,838
Northwest Biotherapeutics, Inc.*	7,700	24,640
Novavax, Inc.*	59,200	496,688
Ophthotech Corp.*	8,900	698,917
OPKO Health, Inc.*	85,025	854,501
OvaScience, Inc.*	7,500	73,275
PDL BioPharma, Inc.	58,500	207,090
Portola Pharmaceuticals, Inc.*	11,200	576,240
Prothena Corp. plc*	5,500	374,605
PTC Therapeutics, Inc.*	6,000	194,400
Puma Biotechnology, Inc.*	6,100	478,240
Radius Health, Inc.*	6,900	424,626
Raptor Pharmaceutical Corp.*	11,700	60,840
Regeneron Pharmaceuticals, Inc.*	18,600	10,097,382
Repligen Corp.*	3,700	104,673

Retrophin, Inc.*	7,300	$140,817
Sage Therapeutics, Inc.*	5,900	343,970
Sangamo BioSciences, Inc.*	10,200	93,126
Sarepta Therapeutics, Inc.*	11,700	451,386
Seattle Genetics, Inc.*	23,100	1,036,728
Spark Therapeutics, Inc.*	2,500	113,275
Synergy Pharmaceuticals, Inc.*	55,500	314,685
TESARO, Inc.*	4,300	224,976
TG Therapeutics, Inc.*	6,300	75,159
Ultragenyx Pharmaceutical, Inc.*	8,700	975,966
United Therapeutics Corp.*	13,000	2,035,930
Vertex Pharmaceuticals, Inc.*	60,700	7,637,881
ZIOPHARM Oncology, Inc.*	37,668	313,021

		180,622,734

Health Care Equipment & Supplies (2.3%)
Abaxis, Inc.	3,300	183,744
Abbott Laboratories	357,550	16,057,570
ABIOMED, Inc.*	9,900	893,772
Alere, Inc.*	21,250	830,662
Align Technology, Inc.*	21,700	1,428,945
Analogic Corp.	1,200	99,120
Baxter International, Inc.	133,480	5,092,262
Becton, Dickinson and Co.	50,950	7,850,886
Boston Scientific Corp.*	319,300	5,887,892
C.R. Bard, Inc.	19,480	3,690,291
Cantel Medical Corp.	14,350	891,709
CONMED Corp.	1,600	70,480
Cooper Cos., Inc.	11,800	1,583,560
DENTSPLY International, Inc.	37,900	2,306,215
DexCom, Inc.*	20,100	1,646,190
Edwards Lifesciences Corp.*	51,200	4,043,776
Endologix, Inc.*	6,000	59,400
Globus Medical, Inc., Class A*	14,100	392,262
Greatbatch, Inc.*	8,600	451,500
Halyard Health, Inc.*	7,975	266,445
HeartWare International, Inc.*	4,300	216,720
Hill-Rom Holdings, Inc.	14,830	712,730
Hologic, Inc.*	62,600	2,421,994
ICU Medical, Inc.*	1,500	169,170
IDEXX Laboratories, Inc.*	22,600	1,647,992
Inogen, Inc.*	2,300	92,207
Insulet Corp.*	13,900	525,559
Integra LifeSciences Holdings Corp.*	7,300	494,794
Intuitive Surgical, Inc.*	9,300	5,079,288
Invacare Corp.	600	10,434
LDR Holding Corp.*	2,500	62,775
LivaNova plc*	8,600	510,582
Masimo Corp.*	13,200	547,932
Medtronic plc	339,385	26,105,494
Meridian Bioscience, Inc.	16,100	330,372
Natus Medical, Inc.*	2,600	124,930
Neogen Corp.*	9,900	559,548
Nevro Corp.*	5,600	378,056
NuVasive, Inc.*	12,950	700,725
ResMed, Inc.	34,700	1,863,043
Rockwell Medical, Inc.*	7,700	78,848
Sirona Dental Systems, Inc.*	14,100	1,544,937
Spectranetics Corp.*	5,800	87,348
St. Jude Medical, Inc.	68,400	4,225,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

STERIS plc	20,360	$1,533,922
Stryker Corp.	84,370	7,841,348
Teleflex, Inc.	10,900	1,432,805
Varian Medical Systems, Inc.*	27,110	2,190,488
West Pharmaceutical Services, Inc.	23,000	1,385,060
Wright Medical Group N.V.*	21,955	530,872
Zeltiq Aesthetics, Inc.*	7,700	219,681
Zimmer Biomet Holdings, Inc.	42,400	4,349,816

		121,701,219

Health Care Providers & Services (2.7%)
Acadia Healthcare Co., Inc.*	14,500	905,670
Adeptus Health, Inc., Class A*	2,200	119,944
Aetna, Inc.	84,997	9,189,876
Air Methods Corp.*	12,600	528,318
Amedisys, Inc.*	3,700	145,484
AmerisourceBergen Corp.	53,500	5,548,485
AMN Healthcare Services, Inc.*	5,800	180,090
Amsurg Corp.*	10,200	775,200
Anthem, Inc.	64,080	8,935,315
Brookdale Senior Living, Inc.*	50,735	936,568
Cardinal Health, Inc.	79,800	7,123,746
Centene Corp.*	29,800	1,961,138
Chemed Corp.	4,200	629,160
Cigna Corp.	62,640	9,166,111
Community Health Systems, Inc.*	33,267	882,574
DaVita HealthCare Partners, Inc.*	45,900	3,199,689
Diplomat Pharmacy, Inc.*	6,000	205,320
Envision Healthcare Holdings, Inc.*	45,200	1,173,844
Express Scripts Holding Co.*	162,251	14,182,360
HCA Holdings, Inc.*	78,000	5,275,140
Health Net, Inc.*	20,940	1,433,552
HealthEquity, Inc.*	5,400	135,378
HealthSouth Corp.	24,800	863,288
Henry Schein, Inc.*	22,250	3,519,728
Humana, Inc.	36,400	6,497,764
Kindred Healthcare, Inc.	27,300	325,143
Laboratory Corp. of America Holdings*	24,435	3,021,143
LifePoint Health, Inc.*	14,250	1,045,950
Magellan Health, Inc.*	9,200	567,272
McKesson Corp.	56,780	11,198,719
MEDNAX, Inc.*	22,740	1,629,548
Molina Healthcare, Inc.*	12,900	775,677
Owens & Minor, Inc.	15,050	541,499
Patterson Cos., Inc.	27,600	1,247,796
PharMerica Corp.*	11,870	415,450
Premier, Inc., Class A*	12,400	437,348
Quest Diagnostics, Inc.	38,630	2,748,138
Select Medical Holdings Corp.	28,400	338,244
Team Health Holdings, Inc.*	19,500	855,855
Tenet Healthcare Corp.*	31,275	947,633
UnitedHealth Group, Inc.	227,820	26,800,745
Universal American Corp.	30,800	215,600
Universal Health Services, Inc., Class B	23,080	2,757,829
VCA, Inc.*	23,650	1,300,750
WellCare Health Plans, Inc.*	14,900	1,165,329

		141,849,410

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	64,450	$991,241
athenahealth, Inc.*	9,100	1,464,827
Castlight Health, Inc., Class B*	28,700	122,549
Cerner Corp.*	76,700	4,615,039
HealthStream, Inc.*	100	2,200
HMS Holdings Corp.*	28,800	355,392
IMS Health Holdings, Inc.*	32,500	827,775
Inovalon Holdings, Inc., Class A*	10,900	185,300
MedAssets, Inc.*	10,400	321,776
Medidata Solutions, Inc.*	13,600	670,344
Quality Systems, Inc.	6,500	104,780
Veeva Systems, Inc., Class A*	11,500	331,775

		9,992,998

Life Sciences Tools & Services (0.7%)
Accelerate Diagnostics, Inc.*	300	6,447
Agilent Technologies, Inc.	86,230	3,605,276
Bio-Rad Laboratories, Inc., Class A*	5,100	707,166
Bio-Techne Corp.	11,450	1,030,500
Bruker Corp.*	27,900	677,133
Cambrex Corp.*	3,400	160,106
Charles River Laboratories International, Inc.*	12,250	984,777
Fluidigm Corp.*	1,400	15,134
Illumina, Inc.*	35,900	6,890,826
INC Research Holdings, Inc., Class A*	3,700	179,487
Mettler-Toledo International, Inc.*	7,200	2,441,736
PAREXEL International Corp.*	14,570	992,508
PerkinElmer, Inc.	27,500	1,473,175
PRA Health Sciences, Inc.*	2,200	99,594
QIAGEN N.V.*	59,200	1,636,880
Quintiles Transnational Holdings, Inc.*	19,300	1,325,138
Thermo Fisher Scientific, Inc.	96,850	13,738,173
VWR Corp.*	11,600	328,396
Waters Corp.*	21,500	2,893,470

		39,185,922

Pharmaceuticals (5.3%)
AbbVie, Inc.	397,504	23,548,137
Akorn, Inc.*	16,200	604,422
Allergan plc*	93,962	29,363,125
ANI Pharmaceuticals, Inc.*	3,000	135,375
Bristol-Myers Squibb Co.	395,230	27,187,872
Catalent, Inc.*	20,400	510,612
Cempra, Inc.*	6,800	211,684
Depomed, Inc.*	12,200	221,186
Eli Lilly & Co.	236,010	19,886,203
Endo International plc*	50,254	3,076,550
Impax Laboratories, Inc.*	17,900	765,404
Intersect ENT, Inc.*	4,900	110,250
Jazz Pharmaceuticals plc*	15,500	2,178,680
Johnson & Johnson	657,460	67,534,291
Lannett Co., Inc.*	9,600	385,152
Mallinckrodt plc*	28,292	2,111,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Medicines Co.*	11,200	$418,208
Merck & Co., Inc.	669,790	35,378,308
Mylan N.V.*	102,250	5,528,657
Nektar Therapeutics*	37,000	623,450
Omeros Corp.*	6,000	94,380
Pacira Pharmaceuticals, Inc.*	7,500	575,925
Perrigo Co. plc	35,600	5,151,320
Pfizer, Inc.	1,466,617	47,342,397
Phibro Animal Health Corp., Class A	200	6,026
Prestige Brands Holdings, Inc.*	14,500	746,460
Relypsa, Inc.*	4,100	116,194
Revance Therapeutics, Inc.*	2,900	99,064
Sagent Pharmaceuticals, Inc.*	3,600	57,276
Sucampo Pharmaceuticals, Inc., Class A*	5,100	88,179
Supernus Pharmaceuticals, Inc.*	17,600	236,544
Tetraphase Pharmaceuticals, Inc.*	4,100	41,123
TherapeuticsMD, Inc.*	13,200	136,884
Theravance Biopharma, Inc.*	1,500	24,585
Theravance, Inc.	17,500	184,450
Zoetis, Inc.	127,100	6,090,632

		280,770,437

Total Health Care		774,122,720

Industrials (10.6%)
Aerospace & Defense (2.6%)
American Science & Engineering, Inc.	4,200	173,796
B/E Aerospace, Inc.	27,460	1,163,480
Boeing Co.	164,700	23,813,973
BWX Technologies, Inc.	37,600	1,194,552
Cubic Corp.	5,300	250,425
Curtiss-Wright Corp.	12,700	869,950
DigitalGlobe, Inc.*	15,800	247,428
Esterline Technologies Corp.*	11,300	915,300
General Dynamics Corp.	70,970	9,748,439
HEICO Corp.	12,393	673,683
HEICO Corp., Class A	9,700	477,240
Hexcel Corp.	29,600	1,374,920
Honeywell International, Inc.	189,400	19,616,158
Huntington Ingalls Industries, Inc.	12,700	1,610,995
KLX, Inc.*	13,730	422,747
L-3 Communications Holdings, Inc.	22,470	2,685,390
Lockheed Martin Corp.	65,160	14,149,494
Moog, Inc., Class A*	12,000	727,200
Northrop Grumman Corp.	47,150	8,902,391
Orbital ATK, Inc.	14,569	1,301,594
Precision Castparts Corp.	33,670	7,811,777
Raytheon Co.	74,290	9,251,334
Rockwell Collins, Inc.	32,150	2,967,445
Spirit AeroSystems Holdings, Inc., Class A*	32,900	1,647,303
TASER International, Inc.*	13,500	233,415
Teledyne Technologies, Inc.*	8,700	771,690
Textron, Inc.	70,800	2,974,308
TransDigm Group, Inc.*	13,050	2,981,273
Triumph Group, Inc.	12,400	492,900
United Technologies Corp.	212,040	20,370,683

		139,821,283

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	35,000	$2,170,700
Expeditors International of Washington, Inc.	48,800	2,200,880
FedEx Corp.	69,050	10,287,759
United Parcel Service, Inc., Class B	169,250	16,286,928
XPO Logistics, Inc.*	13,500	367,875

		31,314,142

Airlines (0.7%)
Alaska Air Group, Inc.	31,500	2,536,065
Allegiant Travel Co.	4,000	671,320
American Airlines Group, Inc.	166,400	7,047,040
Copa Holdings S.A., Class A	2,100	101,346
Delta Air Lines, Inc.	198,650	10,069,569
Hawaiian Holdings, Inc.*	11,300	399,229
JetBlue Airways Corp.*	69,900	1,583,235
Southwest Airlines Co.	162,600	7,001,556
Spirit Airlines, Inc.*	17,100	681,435
United Continental Holdings, Inc.*	97,240	5,571,852
Virgin America, Inc.*	6,800	244,868

		35,907,515

Building Products (0.2%)
A.O. Smith Corp.	19,000	1,455,590
Allegion plc	28,166	1,856,703
Armstrong World Industries, Inc.*	8,100	370,413
Fortune Brands Home & Security, Inc.	37,950	2,106,225
Lennox International, Inc.	11,010	1,375,149
Masco Corp.	87,400	2,473,420
Masonite International Corp.*	5,500	336,765
Owens Corning, Inc.	35,170	1,654,045
Simpson Manufacturing Co., Inc.	7,600	259,540
USG Corp.*	22,500	546,525

		12,434,375

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	8,300	236,301
ADT Corp.	45,350	1,495,643
Brady Corp., Class A	7,200	165,456
Cintas Corp.	23,200	2,112,360
Clean Harbors, Inc.*	16,200	674,730
Copart, Inc.*	37,000	1,406,370
Covanta Holding Corp.	32,000	495,680
Deluxe Corp.	17,000	927,180
Essendant, Inc.	12,100	393,371
Healthcare Services Group, Inc.	21,900	763,653
Herman Miller, Inc.	14,700	421,890
HNI Corp.	11,700	421,902
Interface, Inc.	1,300	24,882
KAR Auction Services, Inc.	36,400	1,347,892
Matthews International Corp., Class A	7,900	422,255
Mobile Mini, Inc.	11,600	361,108
MSA Safety, Inc.	5,900	256,473
Pitney Bowes, Inc.	54,520	1,125,838
R.R. Donnelley & Sons Co.	49,130	723,194

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Republic Services, Inc.	65,335	$2,874,087
Rollins, Inc.	31,500	815,850
Steelcase, Inc., Class A	12,800	190,720
Stericycle, Inc.*	21,800	2,629,080
Tetra Tech, Inc.	13,600	353,872
Tyco International plc	104,500	3,332,505
UniFirst Corp.	1,300	135,460
Waste Connections, Inc.	29,550	1,664,256
Waste Management, Inc.	114,550	6,113,533
West Corp.	15,100	325,707

		32,211,248

Construction & Engineering (0.2%)
AECOM*	32,802	985,044
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	31,625	1,233,059
Dycom Industries, Inc.*	8,300	580,668
EMCOR Group, Inc.	15,300	735,012
Fluor Corp.	36,560	1,726,363
Granite Construction, Inc.	4,300	184,513
Jacobs Engineering Group, Inc.*	37,100	1,556,345
KBR, Inc.	48,800	825,696
Quanta Services, Inc.*	49,750	1,007,438

		8,834,138

Electrical Equipment (0.5%)
Acuity Brands, Inc.	10,300	2,408,140
AMETEK, Inc.	64,975	3,482,010
Babcock & Wilcox Enterprises, Inc.*	8,400	175,308
Eaton Corp. plc	111,297	5,791,896
Emerson Electric Co.	162,610	7,777,636
EnerSys, Inc.	13,300	743,869
Franklin Electric Co., Inc.	13,400	362,202
Generac Holdings, Inc.*	14,600	434,642
Hubbell, Inc.	15,400	1,556,016
Regal Beloit Corp.	13,900	813,428
Rockwell Automation, Inc.	34,500	3,540,045
SolarCity Corp.*	11,100	566,322

		27,651,514

Industrial Conglomerates (2.1%)
3M Co.	151,130	22,766,223
Carlisle Cos., Inc.	17,300	1,534,337
Danaher Corp.	144,460	13,417,445
General Electric Co.	2,229,717	69,455,685
Roper Technologies, Inc.	25,850	4,906,071

		112,079,761

Machinery (1.5%)
Actuant Corp., Class A	12,300	294,708
AGCO Corp.	18,500	839,715
Allison Transmission Holdings, Inc.	43,700	1,131,393
Barnes Group, Inc.	15,200	537,928
Caterpillar, Inc.	146,910	9,984,004
CLARCOR, Inc.	14,000	695,520
Colfax Corp.*	27,730	647,495
Crane Co.	18,600	889,824
Cummins, Inc.	43,760	3,851,318
Deere & Co.	79,140	6,036,008
Donaldson Co., Inc.	36,700	1,051,822

Dover Corp.	43,390	$2,660,241
Flowserve Corp.	35,740	1,503,939
Graco, Inc.	17,860	1,287,170
Greenbrier Cos., Inc.	100	3,262
Harsco Corp.	9,100	71,708
Hillenbrand, Inc.	9,800	290,374
IDEX Corp.	23,240	1,780,416
Illinois Tool Works, Inc.	72,810	6,748,031
Ingersoll-Rand plc	67,300	3,721,017
ITT Corp.	30,425	1,105,036
Joy Global, Inc.	26,480	333,913
Kennametal, Inc.	26,190	502,848
Lincoln Electric Holdings, Inc.	20,960	1,087,614
Manitowoc Co., Inc.	46,900	719,915
Middleby Corp.*	14,000	1,510,180
Mueller Industries, Inc.	16,400	444,440
Navistar International Corp.*	19,400	171,496
Nordson Corp.	20,060	1,286,849
Oshkosh Corp.	24,700	964,288
PACCAR, Inc.	86,330	4,092,042
Parker-Hannifin Corp.	33,710	3,269,196
Pentair plc	42,587	2,109,334
RBC Bearings, Inc.*	3,900	251,901
Rexnord Corp.*	19,600	355,152
Snap-on, Inc.	14,900	2,554,307
SPX Corp.	800	7,464
SPX FLOW, Inc.*	13,300	371,203
Stanley Black & Decker, Inc.	36,435	3,888,707
Terex Corp.	33,030	610,394
Timken Co.	21,240	607,252
Toro Co.	13,440	982,061
Trinity Industries, Inc.	48,740	1,170,735
Valmont Industries, Inc.	7,700	816,354
WABCO Holdings, Inc.*	16,570	1,694,448
Wabtec Corp.	25,700	1,827,784
Watts Water Technologies, Inc., Class A	5,400	268,218
Woodward, Inc.	23,030	1,143,670
Xylem, Inc.	47,850	1,746,525

		79,919,219

Marine (0.0%)
Kirby Corp.*	14,250	749,835
Matson, Inc.	10,080	429,710

		1,179,545

Professional Services (0.5%)
Advisory Board Co.*	11,680	579,445
CBIZ, Inc.*	36,520	360,087
CEB, Inc.	11,800	724,402
Dun & Bradstreet Corp.	9,600	997,728
Equifax, Inc.	30,020	3,343,328
FTI Consulting, Inc.*	10,300	356,998
Huron Consulting Group, Inc.*	5,600	332,640
IHS, Inc., Class A*	18,700	2,214,641
Korn/Ferry International	12,000	398,160
ManpowerGroup, Inc.	20,980	1,768,404
Nielsen Holdings plc	89,200	4,156,720
On Assignment, Inc.*	13,500	606,825
Resources Connection, Inc.	23,250	379,905
Robert Half International, Inc.	37,260	1,756,436
Towers Watson & Co., Class A	17,900	2,299,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

TriNet Group, Inc.*	4,800	$92,880
Verisk Analytics, Inc.*	40,600	3,121,328
WageWorks, Inc.*	9,100	412,867

		23,902,228

Road & Rail (0.8%)
AMERCO	2,200	856,900
Avis Budget Group, Inc.*	28,490	1,033,902
CSX Corp.	240,450	6,239,677
Genesee & Wyoming, Inc., Class A*	14,700	789,243
Heartland Express, Inc.	14,400	245,088
Hertz Global Holdings, Inc.*	116,600	1,659,218
J.B. Hunt Transport Services, Inc.	23,050	1,690,948
Kansas City Southern	28,650	2,139,295
Landstar System, Inc.	15,650	917,873
Norfolk Southern Corp.	73,570	6,223,286
Old Dominion Freight Line, Inc.*	15,750	930,353
Ryder System, Inc.	16,900	960,427
Swift Transportation Co.*	17,600	243,232
Union Pacific Corp.	207,620	16,235,884
Werner Enterprises, Inc.	12,900	301,731

		40,467,057

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	703,080
Applied Industrial Technologies, Inc.	8,200	332,018
Beacon Roofing Supply, Inc.*	12,000	494,160
Fastenal Co.	71,500	2,918,630
GATX Corp.	13,700	582,935
HD Supply Holdings, Inc.*	41,500	1,246,245
MSC Industrial Direct Co., Inc., Class A	12,200	686,494
NOW, Inc.*	25,720	406,890
Textainer Group Holdings Ltd.	8,100	114,291
United Rentals, Inc.*	27,722	2,010,954
W.W. Grainger, Inc.	15,650	3,170,534
Watsco, Inc.	7,310	856,220
WESCO International, Inc.*	15,220	664,810

		14,187,261

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	16,800	1,219,680
Wesco Aircraft Holdings, Inc.*	14,200	169,974

		1,389,654

Total Industrials		561,298,940

Information Technology (19.7%)
Communications Equipment (1.4%)
ADTRAN, Inc.	6,300	108,486
Arista Networks, Inc.*	6,900	537,096
ARRIS Group, Inc.*	41,000	1,253,370
Brocade Communications Systems, Inc.	132,560	1,216,901
Ciena Corp.*	31,400	649,666
Cisco Systems, Inc.	1,221,370	33,166,302
CommScope Holding Co., Inc.*	25,600	662,784
EchoStar Corp., Class A*	10,500	410,655

F5 Networks, Inc.*	17,500	$1,696,800
Finisar Corp.*	17,200	250,088
Harris Corp.	32,777	2,848,321
Infinera Corp.*	31,600	572,592
InterDigital, Inc.	7,000	343,280
Ixia*	2,800	34,804
Juniper Networks, Inc.	100,700	2,779,320
Lumentum Holdings, Inc.*	15,270	336,245
Motorola Solutions, Inc.	42,421	2,903,718
NETGEAR, Inc.*	2,800	117,348
NetScout Systems, Inc.*	22,300	684,610
Palo Alto Networks, Inc.*	17,700	3,117,678
Plantronics, Inc.	9,400	445,748
Polycom, Inc.*	32,300	406,657
QUALCOMM, Inc.	388,280	19,408,176
Ruckus Wireless, Inc.*	13,000	139,230
ViaSat, Inc.*	12,200	744,322
Viavi Solutions, Inc.*	60,350	367,532

		75,201,729

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	80,840	4,222,273
Anixter International, Inc.*	4,900	295,911
Arrow Electronics, Inc.*	26,000	1,408,680
Avnet, Inc.	38,720	1,658,765
AVX Corp.	21,100	256,154
Badger Meter, Inc.	800	46,872
Belden, Inc.	10,900	519,712
Benchmark Electronics, Inc.*	2,300	47,541
CDW Corp.	32,100	1,349,484
Cognex Corp.	29,800	1,006,346
Coherent, Inc.*	4,100	266,951
Corning, Inc.	301,290	5,507,581
Dolby Laboratories, Inc., Class A	12,700	427,355
Fabrinet*	1,200	28,584
FARO Technologies, Inc.*	1,800	53,136
FEI Co.	10,800	861,732
FLIR Systems, Inc.	42,200	1,184,554
II-VI, Inc.*	2,900	53,824
Ingram Micro, Inc., Class A	41,200	1,251,656
Insight Enterprises, Inc.*	2,600	65,312
IPG Photonics Corp.*	9,100	811,356
Itron, Inc.*	8,010	289,802
Jabil Circuit, Inc.	47,200	1,099,288
Keysight Technologies, Inc.*	43,115	1,221,448
Knowles Corp.*	25,045	333,850
Littelfuse, Inc.	6,500	695,565
Methode Electronics, Inc.	4,200	133,686
MTS Systems Corp.	700	44,387
National Instruments Corp.	35,700	1,024,233
Newport Corp.*	1,800	28,566
OSI Systems, Inc.*	4,700	416,702
Plexus Corp.*	3,900	136,188
Rofin-Sinar Technologies, Inc.*	1,300	34,814
Rogers Corp.*	1,000	51,570
Sanmina Corp.*	14,400	296,352
ScanSource, Inc.*	900	28,998
SYNNEX Corp.	7,200	647,496
Tech Data Corp.*	11,200	743,456
Trimble Navigation Ltd.*	77,400	1,660,230
TTM Technologies, Inc.*	11,100	72,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Universal Display Corp.*	10,000	$544,400
Vishay Intertechnology, Inc.	1,500	18,075
Zebra Technologies Corp., Class A*	12,400	863,660

		31,708,806

Internet Software & Services (3.8%)
Akamai Technologies, Inc.*	45,800	2,410,454
Alphabet, Inc., Class A*	68,325	53,157,533
Alphabet, Inc., Class C*	69,719	52,908,355
Bankrate, Inc.*	29,400	391,020
Benefitfocus, Inc.*	1,500	54,585
Box, Inc., Class A*	9,800	136,808
Cimpress N.V.*	9,700	787,058
comScore, Inc.*	8,500	349,775
Constant Contact, Inc.*	3,300	96,492
Cornerstone OnDemand, Inc.*	13,300	459,249
CoStar Group, Inc.*	7,535	1,557,409
Cvent, Inc.*	2,400	83,784
Demandware, Inc.*	8,100	437,157
EarthLink Holdings Corp.	12,500	92,875
eBay, Inc.*	295,670	8,125,012
Endurance International Group Holdings, Inc.*	5,200	56,836
Envestnet, Inc.*	5,200	155,220
Facebook, Inc., Class A*	515,400	53,941,764
GoDaddy, Inc., Class A*	5,600	179,536
Gogo, Inc.*	8,200	145,960
GrubHub, Inc.*	18,300	442,860
GTT Communications, Inc.*	1,500	25,590
Hortonworks, Inc.*	5,400	118,260
IAC/InterActiveCorp	18,350	1,101,917
j2 Global, Inc.	14,600	1,201,872
LinkedIn Corp., Class A*	27,000	6,077,160
LogMeIn, Inc.*	2,100	140,910
Marketo, Inc.*	3,200	91,872
New Relic, Inc.*	4,300	156,649
NIC, Inc.	3,500	68,880
Pandora Media, Inc.*	53,500	717,435
Q2 Holdings, Inc.*	1,600	42,192
Quotient Technology, Inc.*	4,100	27,962
Rackspace Hosting, Inc.*	31,500	797,580
RetailMeNot, Inc.*	4,100	40,672
Shutterstock, Inc.*	4,300	139,062
SPS Commerce, Inc.*	800	56,168
Stamps.com, Inc.*	1,500	164,415
Textura Corp.*	1,600	34,528
TrueCar, Inc.*	13,100	124,974
Twitter, Inc.*	137,500	3,181,750
VeriSign, Inc.*	27,650	2,415,504
Web.com Group, Inc.*	4,400	88,044
WebMD Health Corp.*	2,800	135,240
Wix.com Ltd.*	2,300	52,325
Yahoo!, Inc.*	223,550	7,435,273
Yelp, Inc.*	13,200	380,160
Zillow Group, Inc., Class A*	2,862	74,526
Zillow Group, Inc., Class C*	23,524	552,344

		201,413,006

IT Services (3.7%)
Accenture plc, Class A	148,900	15,560,050
Acxiom Corp.*	7,200	150,624
Alliance Data Systems Corp.*	15,752	4,356,531

Amdocs Ltd.	37,310	$2,036,007
Automatic Data Processing, Inc.	114,250	9,679,260
Black Knight Financial Services, Inc., Class A*	3,700	122,322
Blackhawk Network Holdings, Inc.*	13,400	592,414
Booz Allen Hamilton Holding Corp.	19,800	610,830
Broadridge Financial Solutions, Inc.	30,410	1,633,929
CACI International, Inc., Class A*	6,000	556,680
Cardtronics, Inc.*	1,500	50,475
Cognizant Technology Solutions Corp., Class A*	146,100	8,768,922
Computer Sciences Corp.	37,740	1,233,343
Convergys Corp.	37,300	928,397
CoreLogic, Inc.*	26,300	890,518
CSG Systems International, Inc.	2,700	97,146
CSRA, Inc.	37,740	1,132,200
DST Systems, Inc.	8,980	1,024,259
EPAM Systems, Inc.*	11,900	935,578
Euronet Worldwide, Inc.*	14,700	1,064,721
EVERTEC, Inc.	13,200	220,968
ExlService Holdings, Inc.*	1,400	62,902
Fidelity National Information Services, Inc.	68,325	4,140,495
Fiserv, Inc.*	57,600	5,268,096
FleetCor Technologies, Inc.*	21,600	3,087,288
Gartner, Inc.*	20,200	1,832,140
Genpact Ltd.*	41,700	1,041,666
Global Payments, Inc.	33,600	2,167,536
Heartland Payment Systems, Inc.	9,200	872,344
International Business Machines Corp.	218,031	30,005,426
Jack Henry & Associates, Inc.	23,030	1,797,722
Leidos Holdings, Inc.	21,037	1,183,542
Luxoft Holding, Inc.*	2,400	185,112
ManTech International Corp., Class A	6,500	196,560
MasterCard, Inc., Class A	238,100	23,181,416
MAXIMUS, Inc.	16,800	945,000
NeuStar, Inc., Class A*	11,190	268,224
Paychex, Inc.	83,810	4,432,711
PayPal Holdings, Inc.*	295,670	10,703,254
Sabre Corp.	27,700	774,769
Science Applications International Corp.	12,021	550,321
Sykes Enterprises, Inc.*	1,200	36,936
Syntel, Inc.*	3,400	153,850
TeleTech Holdings, Inc.	16,050	447,955
Teradata Corp.*	39,260	1,037,249
Total System Services, Inc.	46,200	2,300,760
Unisys Corp.*	6,496	71,781
Vantiv, Inc., Class A*	32,500	1,541,150
VeriFone Systems, Inc.*	29,900	837,798
Virtusa Corp.*	1,500	62,010
Visa, Inc., Class A	464,100	35,990,955
Western Union Co.	139,760	2,503,102
WEX, Inc.*	10,100	892,840
Xerox Corp.	298,131	3,169,132

		193,387,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Energy Industries, Inc.*	2,500	$70,575
Ambarella, Inc.*	7,100	395,754
Amkor Technology, Inc.*	39,100	237,728
Analog Devices, Inc.	80,670	4,462,664
Applied Materials, Inc.	308,820	5,765,669
Atmel Corp.	109,700	944,517
Avago Technologies Ltd.	62,400	9,057,360
Broadcom Corp., Class A	130,970	7,572,685
Brooks Automation, Inc.	1,700	18,156
Cabot Microelectronics Corp.*	1,400	61,292
Cavium, Inc.*	16,300	1,071,073
Cirrus Logic, Inc.*	15,300	451,809
Cree, Inc.*	32,700	872,109
Cypress Semiconductor Corp.*	76,746	752,878
Diodes, Inc.*	1,600	36,768
Entegris, Inc.*	19,240	255,315
Fairchild Semiconductor International, Inc.*	19,100	395,561
First Solar, Inc.*	17,400	1,148,226
Inphi Corp.*	4,100	110,782
Integrated Device Technology, Inc.*	34,800	916,980
Intel Corp.	1,124,790	38,749,016
Intersil Corp., Class A	33,600	428,736
KLA-Tencor Corp.	38,880	2,696,328
Lam Research Corp.	40,375	3,206,583
Lattice Semiconductor Corp.*	13,700	88,639
Linear Technology Corp.	57,550	2,444,149
MA-COM Technology Solutions Holdings, Inc.*	4,400	179,916
Marvell Technology Group Ltd.	101,330	893,731
Maxim Integrated Products, Inc.	68,250	2,593,500
Microchip Technology, Inc.	57,821	2,690,989
Micron Technology, Inc.*	270,150	3,825,324
Microsemi Corp.*	31,400	1,023,326
MKS Instruments, Inc.	13,200	475,200
Monolithic Power Systems, Inc.	9,900	630,729
NVIDIA Corp.	138,860	4,576,826
NXP Semiconductors N.V.*	1	45
OmniVision Technologies, Inc.*	4,600	133,492
ON Semiconductor Corp.*	113,500	1,112,300
PMC-Sierra, Inc.*	41,800	485,716
Power Integrations, Inc.	4,400	213,972
Qorvo, Inc.*	34,317	1,746,735
Rambus, Inc.*	24,700	286,273
Semtech Corp.*	5,500	104,060
Silicon Laboratories, Inc.*	13,440	652,378
Skyworks Solutions, Inc.	49,400	3,795,402
SunEdison, Inc.*	73,470	373,962
Synaptics, Inc.*	10,300	827,502
Teradyne, Inc.	61,310	1,267,278
Tessera Technologies, Inc.	8,300	249,083
Texas Instruments, Inc.	253,190	13,877,344
Veeco Instruments, Inc.*	7,800	160,368
Xilinx, Inc.	61,300	2,879,261

		127,266,064

Software (4.4%)
ACI Worldwide, Inc.*	37,500	802,500
Activision Blizzard, Inc.	129,100	4,997,461
Adobe Systems, Inc.*	123,120	11,565,893

ANSYS, Inc.*	23,300	$2,155,250
Aspen Technology, Inc.*	20,800	785,408
Autodesk, Inc.*	54,450	3,317,638
AVG Technologies N.V.*	5,900	118,295
Barracuda Networks, Inc.*	3,800	70,984
Blackbaud, Inc.	13,000	856,180
Bottomline Technologies de, Inc.*	1,900	56,487
BroadSoft, Inc.*	2,900	102,544
CA, Inc.	78,750	2,249,100
Cadence Design Systems, Inc.*	82,930	1,725,773
Callidus Software, Inc.*	3,700	68,709
CDK Global, Inc.	41,850	1,986,620
Citrix Systems, Inc.*	43,350	3,279,428
CommVault Systems, Inc.*	10,900	428,915
Ebix, Inc.	3,700	121,323
Electronic Arts, Inc.*	78,300	5,380,776
Ellie Mae, Inc.*	7,200	433,656
Epiq Systems, Inc.	26,900	351,583
Fair Isaac Corp.	8,000	753,440
FireEye, Inc.*	33,600	696,864
Fleetmatics Group plc*	9,300	472,347
Fortinet, Inc.*	40,400	1,259,268
Gigamon, Inc.*	4,300	114,251
Glu Mobile, Inc.*	19,700	47,871
Guidewire Software, Inc.*	13,500	812,160
HubSpot, Inc.*	4,300	242,133
Imperva, Inc.*	6,400	405,184
Infoblox, Inc.*	2,800	51,492
Interactive Intelligence Group, Inc.*	1,500	47,130
Intuit, Inc.	67,050	6,470,325
King Digital Entertainment plc	13,800	246,744
Manhattan Associates, Inc.*	17,700	1,171,209
Mentor Graphics Corp.	37,800	696,276
Microsoft Corp.	1,917,950	106,407,866
MicroStrategy, Inc., Class A*	200	35,858
Monotype Imaging Holdings, Inc.	2,000	47,280
NetSuite, Inc.*	8,900	753,118
Nuance Communications, Inc.*	60,290	1,199,168
Oracle Corp.	758,412	27,704,790
Paylocity Holding Corp.*	2,700	109,485
Pegasystems, Inc.	9,800	269,500
Progress Software Corp.*	15,200	364,800
Proofpoint, Inc.*	9,200	598,092
PTC, Inc.*	33,950	1,175,689
Qlik Technologies, Inc.*	23,900	756,674
Qualys, Inc.*	6,200	205,158
RealPage, Inc.*	2,700	60,615
Red Hat, Inc.*	46,800	3,875,508
RingCentral, Inc., Class A*	5,200	122,616
salesforce.com, Inc.*	159,600	12,512,640
ServiceNow, Inc.*	37,500	3,246,000
Silver Spring Networks, Inc.*	3,600	51,876
SolarWinds, Inc.*	19,400	1,142,660
Solera Holdings, Inc.	21,110	1,157,461
Splunk, Inc.*	29,100	1,711,371
SS&C Technologies Holdings, Inc.	19,600	1,338,092
Symantec Corp.	178,090	3,739,890
Synchronoss Technologies, Inc.*	1,710	60,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Synopsys, Inc.*	38,320	$1,747,775
Tableau Software, Inc., Class A*	12,100	1,140,062
Take-Two Interactive Software, Inc.*	25,800	898,872
TiVo, Inc.*	18,500	159,655
Tyler Technologies, Inc.*	9,400	1,638,608
Ultimate Software Group, Inc.*	6,600	1,290,366
Verint Systems, Inc.*	14,800	600,288
VMware, Inc., Class A*	23,100	1,306,767
Workday, Inc., Class A*	24,400	1,944,192
Zendesk, Inc.*	7,800	206,232
Zynga, Inc., Class A*	123,800	331,784

		234,252,268

Technology Hardware, Storage & Peripherals (3.4%)
3D Systems Corp.*	28,530	247,926
Apple, Inc.	1,365,895	143,774,108
Cray, Inc.*	1,800	58,410
Diebold, Inc.	16,050	482,944
Eastman Kodak Co.*	1,400	17,556
Electronics for Imaging, Inc.*	12,900	602,946
EMC Corp.	472,590	12,136,111
Hewlett Packard Enterprise Co.	442,332	6,723,446
HP, Inc.	442,332	5,237,211
Lexmark International, Inc., Class A	18,690	606,490
NCR Corp.*	45,900	1,122,714
NetApp, Inc.	70,550	1,871,692
Nimble Storage, Inc.*	4,100	37,720
QLogic Corp.*	7,500	91,500
SanDisk Corp.	49,890	3,791,141
Stratasys Ltd.*	12,900	302,892
Super Micro Computer, Inc.*	6,200	151,962
Western Digital Corp.	55,570	3,336,979

		180,593,748

Total Information Technology		1,043,822,837

Materials (3.1%)
Chemicals (2.2%)
Air Products and Chemicals, Inc.	52,380	6,815,162
Airgas, Inc.	17,300	2,392,936
Albemarle Corp.	32,476	1,818,981
Ashland, Inc.	17,264	1,773,013
Axalta Coating Systems Ltd.*	24,500	652,925
Balchem Corp.	5,700	346,560
Cabot Corp.	19,700	805,336
Celanese Corp.	37,300	2,511,409
CF Industries Holdings, Inc.	57,010	2,326,578
Chemtura Corp.*	13,800	376,326
Chermours Co.	45,128	241,886
Dow Chemical Co.	267,780	13,785,314
E.I. du Pont de Nemours & Co.	217,440	14,481,504
Eastman Chemical Co.	39,128	2,641,531
Ecolab, Inc.	63,188	7,227,443
FMC Corp.	38,600	1,510,418
H.B. Fuller Co.	16,100	587,167
Huntsman Corp.	55,200	627,624
International Flavors & Fragrances, Inc.	22,000	2,632,080
Kronos Worldwide, Inc.	1,100	6,204
LyondellBasell Industries N.V., Class A	93,700	8,142,530

Minerals Technologies, Inc.	11,400	$522,804
Monsanto Co.	115,900	11,418,468
Mosaic Co.	86,530	2,387,363
NewMarket Corp.	2,200	837,606
Olin Corp.	39,500	681,770
PolyOne Corp.	31,700	1,006,792
PPG Industries, Inc.	67,800	6,699,996
Praxair, Inc.	68,700	7,034,880
RPM International, Inc.	37,150	1,636,829
Scotts Miracle-Gro Co., Class A	11,900	767,669
Sensient Technologies Corp.	12,500	785,250
Sherwin-Williams Co.	19,700	5,114,120
Valspar Corp.	19,800	1,642,410
W.R. Grace & Co.*	17,500	1,742,825
Westlake Chemical Corp.	14,400	782,208

		114,763,917

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	870,192
Martin Marietta Materials, Inc.	17,730	2,421,564
Vulcan Materials Co.	33,100	3,143,507

		6,435,263

Containers & Packaging (0.4%)
AptarGroup, Inc.	20,200	1,467,530
Avery Dennison Corp.	26,550	1,663,623
Ball Corp.	37,200	2,705,556
Bemis Co., Inc.	29,800	1,331,762
Berry Plastics Group, Inc.*	23,400	846,612
Crown Holdings, Inc.*	37,150	1,883,505
Graphic Packaging Holding Co.	85,200	1,093,116
Owens-Illinois, Inc.*	46,650	812,643
Packaging Corp. of America	26,500	1,670,825
Sealed Air Corp.	55,360	2,469,056
Silgan Holdings, Inc.	11,600	623,152
Sonoco Products Co.	32,660	1,334,814
WestRock Co.	63,332	2,889,206

		20,791,400

Metals & Mining (0.3%)
Alcoa, Inc.	296,150	2,923,001
Carpenter Technology Corp.	7,100	214,917
Commercial Metals Co.	2,590	35,457
Compass Minerals International, Inc.	12,400	933,348
Freeport-McMoRan, Inc.	267,494	1,810,934
Newmont Mining Corp.	129,300	2,326,107
Nucor Corp.	78,320	3,156,296
Reliance Steel & Aluminum Co.	22,200	1,285,602
Royal Gold, Inc.	18,000	656,460
Southern Copper Corp.	35,044	915,349
Steel Dynamics, Inc.	71,300	1,274,131
Tahoe Resources, Inc.	12,700	110,109

		15,641,711

Paper & Forest Products (0.1%)
Domtar Corp.	18,480	682,836
International Paper Co.	108,150	4,077,255
KapStone Paper and Packaging Corp.	23,200	524,088
Louisiana-Pacific Corp.*	42,500	765,425

		6,049,604

Total Materials		163,681,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Telecommunication Services (2.1%)
Diversified Telecommunication Services (2.0%)
8x8, Inc.*	1,100	$12,595
AT&T, Inc.	1,449,899	49,891,024
Atlantic Tele-Network, Inc.	600	46,938
CenturyLink, Inc.	137,179	3,451,424
Cincinnati Bell, Inc.*	16,900	60,840
Cogent Communications Holdings, Inc.	14,700	509,943
Consolidated Communications Holdings, Inc.	2,700	56,565
FairPoint Communications, Inc.*	1,600	25,712
Frontier Communications Corp.	280,290	1,308,954
General Communication, Inc., Class A*	3,000	59,340
Globalstar, Inc.*	92,100	132,624
Hawaiian Telcom Holdco, Inc.*	1,000	24,860
IDT Corp., Class B	3,700	43,142
inContact, Inc.*	2,900	27,666
Inteliquent, Inc.	2,000	35,540
Intelsat S.A.*	7,100	29,536
Iridium Communications, Inc.*	7,200	60,552
Level 3 Communications, Inc.*	68,036	3,698,437
Lumos Networks Corp.*	2,200	24,640
ORBCOMM, Inc.*	5,200	37,648
pdvWireless, Inc.*	600	16,500
Straight Path Communications, Inc., Class B*	1,500	25,710
Verizon Communications, Inc.	966,940	44,691,967
Windstream Holdings, Inc.	82,368	530,450
Zayo Group Holdings, Inc.*	34,900	927,991

		105,730,598

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,700	17,874
NTELOS Holdings Corp.*	6,900	63,066
SBA Communications Corp., Class A*	33,300	3,498,831
Shenandoah Telecommunications Co.	900	38,745
Spok Holdings, Inc.	2,300	42,136
Sprint Corp.*	240,579	870,896
Telephone & Data Systems, Inc.	28,186	729,736
T-Mobile US, Inc.*	69,200	2,707,104
U.S. Cellular Corp.*	10,000	408,100

		8,376,488

Total Telecommunication Services		114,107,086

Utilities (3.0%)
Electric Utilities (1.6%)
ALLETE, Inc.	10,500	533,715
American Electric Power Co., Inc.	115,170	6,710,956
Avangrid, Inc.*	18,500	710,400
Cleco Corp.	16,100	840,581
Duke Energy Corp.	168,285	12,013,866
Edison International	76,760	4,544,960
Entergy Corp.	45,100	3,083,036
Eversource Energy	73,909	3,774,533

Exelon Corp.	209,456	$5,816,593
FirstEnergy Corp.	106,804	3,388,891
Great Plains Energy, Inc.	43,600	1,190,716
Hawaiian Electric Industries, Inc.	20,500	593,475
IDACORP, Inc.	11,450	778,600
ITC Holdings Corp.	44,400	1,742,700
NextEra Energy, Inc.	107,150	11,131,813
OGE Energy Corp.	48,600	1,277,694
Pepco Holdings, Inc.	69,250	1,801,192
Pinnacle West Capital Corp.	26,000	1,676,480
PNM Resources, Inc.	27,800	849,846
Portland General Electric Co.	15,800	574,646
PPL Corp.	158,250	5,401,072
Southern Co.	221,750	10,375,683
Westar Energy, Inc.	30,000	1,272,300
Xcel Energy, Inc.	122,480	4,398,257

		84,482,005

Gas Utilities (0.2%)
AGL Resources, Inc.	28,683	1,830,262
Atmos Energy Corp.	25,200	1,588,608
Laclede Group, Inc.	11,200	665,392
National Fuel Gas Co.	21,100	902,025
New Jersey Resources Corp.	19,600	646,016
ONE Gas, Inc.	14,125	708,651
Piedmont Natural Gas Co., Inc.	19,900	1,134,698
Questar Corp.	47,000	915,560
South Jersey Industries, Inc.	9,000	211,680
Southwest Gas Corp.	9,900	546,084
UGI Corp.	48,675	1,643,268
WGL Holdings, Inc.	10,500	661,395

		11,453,639

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	188,995	1,808,682
Calpine Corp.*	89,200	1,290,724
NRG Energy, Inc.	87,821	1,033,653

		4,133,059

Multi-Utilities (1.0%)
Alliant Energy Corp.	26,900	1,679,905
Ameren Corp.	55,100	2,381,973
Avista Corp.	19,200	679,104
Black Hills Corp.	9,700	450,371
CenterPoint Energy, Inc.	106,250	1,950,750
CMS Energy Corp.	71,500	2,579,720
Consolidated Edison, Inc.	74,600	4,794,542
Dominion Resources, Inc.	144,850	9,797,654
DTE Energy Co.	46,500	3,728,835
MDU Resources Group, Inc.	48,250	883,940
NiSource, Inc.	79,300	1,547,143
NorthWestern Corp.	8,700	471,975
PG&E Corp.	112,920	6,006,215
Public Service Enterprise Group, Inc.	128,100	4,956,189
SCANA Corp.	38,550	2,331,889
Sempra Energy	58,090	5,461,041
TECO Energy, Inc.	59,350	1,581,678
Vectren Corp.	18,000	763,560
WEC Energy Group, Inc.	77,998	4,002,077

		56,048,561

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Water Utilities (0.1%)
American Water Works Co., Inc.	44,000	$2,629,000
Aqua America, Inc.	50,062	1,491,848

		4,120,848

Total Utilities		160,238,112

Total Common Stocks (99.1%) (Cost $2,852,418,547)		5,248,622,013

RIGHTS:
Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*† (Cost $—)	1,900	3,591

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	40,056,576	40,056,576

Total Short-Term Investment (0.8%) (Cost $40,056,576)		40,056,576

Total Investments (99.9%) (Cost $2,892,475,123)		$5,288,682,180
Other Assets Less Liabilities (0.1%)		4,394,138

Net Assets (100%)		$5,293,076,318

*	Non-income producing.
†	Security (totaling $3,591 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $23,852,700.
(b)	Illiquid Security.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	36	March-16	$4,144,595	$4,073,400	$(71,195)
S&P 500 E-Mini Index	273	March-16	28,060,974	27,783,210	(277,764)

					$(348,959)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Consumer Discretionary	$707,592,327	$—	$—	707,592,327
Consumer Staples	461,197,947	—	—	461,197,947
Energy	310,105,380	—	—	310,105,380
Financials	952,454,769	—	—	952,454,769
Health Care	774,122,720	—	—	774,122,720
Industrials	561,298,940	—	—	561,298,940
Information Technology	1,043,822,837	—	—	1,043,822,837
Materials	163,681,895	—	—	163,681,895
Telecommunication Services	114,107,086	—	—	114,107,086
Utilities	160,238,112	—	—	160,238,112
Rights
Telecommunication Services	—	—	3,591	3,591
Short-Term Investments	40,056,576	—	—	40,056,576

Total Assets	$5,288,678,589	$—	$3,591	$5,288,682,180

Liabilities:
Futures	$(348,959)	$—	$—	$(348,959)

Total Liabilities	$(348,959)	$—	$—	$(348,959)

Total	$5,288,329,630	$—	$3,591	$5,288,333,221

(a)	A security with a market value of $3,591 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(348,959	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$1,243,727	$1,243,727

Total	$1,243,727	$1,243,727

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(868,015)	$(868,015)

Total	$(868,015)	$(868,015)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $39,079,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$242,716,399
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$638,729,071

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,682,210,444
Aggregate gross unrealized depreciation	(318,455,786)

Net unrealized appreciation	$2,363,754,658

Federal income tax cost of investments	$2,924,927,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $2,892,475,123)	$5,288,682,180
Cash	714,951
Dividends, interest and other receivables	7,174,700
Receivable for securities sold	8,442
Other assets	17,370

Total assets	5,296,597,643

LIABILITIES
Investment management fees payable	1,555,390
Distribution fees payable – Class IA	841,454
Administrative fees payable	457,075
Due to broker for futures variation margin	303,480
Distribution fees payable – Class IB	289,722
Trustees’ fees payable	10,953
Accrued expenses	63,251

Total liabilities	3,521,325

NET ASSETS	$5,293,076,318

Net assets were comprised of:
Paid in capital	$4,051,240,054
Accumulated undistributed net investment income (loss)	7,537,727
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,161,559,561)
Net unrealized appreciation (depreciation) on investments and futures	2,395,858,098

Net assets	$5,293,076,318

Class IA
Net asset value, offering and redemption price per share, $3,937,548,917 / 152,171,971 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.88

Class IB
Net asset value, offering and redemption price per share, $1,355,527,401 / 52,674,208 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015 (ai)

INVESTMENT INCOME
Dividends (net of $30,525 foreign withholding tax)	$115,929,788
Interest	22,812

Total income	115,952,600

EXPENSES
Investment management fees	19,329,884
Distribution fees – Class IA	10,396,537
Administrative fees	5,635,365
Distribution fees – Class IB	3,571,636
Printing and mailing expenses	241,790
Trustees’ fees	108,414
Custodian fees	105,000
Professional fees	97,596
Miscellaneous	122,181

Total expenses	39,608,403

NET INVESTMENT INCOME (LOSS)	76,344,197

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	296,565,754
Net distributions of realized gain received from underlying funds	1,330
Futures	1,243,727
Foreign currency transactions	972

Net realized gain (loss)	297,811,783

Change in unrealized appreciation (depreciation) on:
Investments	(370,293,244)
Futures	(868,015)

Net change in unrealized appreciation (depreciation)	(371,161,259)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(73,349,476)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,994,721

(ai)

On September 25. 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Common Stock Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015 (ai)	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$76,344,197	$70,584,556
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	297,811,783	272,596,064
Net change in unrealized appreciation (depreciation) on investments and futures	(371,161,259)	301,880,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,994,721	645,061,379

DIVIDENDS:
Dividends from net investment income
Class IA	(56,357,579)	(51,658,815)
Class IB	(19,510,586)	(17,849,224)

TOTAL DIVIDENDS:	(75,868,165)	(69,508,039)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,019,538 and 2,026,588 shares, respectively ]	52,983,302	50,668,821
Capital shares issued in reinvestment of dividends [ 2,219,872 and 1,968,067 shares, respectively ]	56,357,579	51,658,815
Capital shares repurchased [ (15,463,056) and (17,757,923) shares, respectively ]	(410,295,652)	(442,333,192)

Total Class IA transactions	(300,954,771)	(340,005,556)

Class IB
Capital shares sold [ 2,593,191 and 2,585,192 shares, respectively ]	68,240,300	63,347,697
Capital shares issued in connection with merger (Note 8) [ 52,723 and 0 shares, respectively ]	1,308,584	—
Capital shares issued in reinvestment of dividends [ 772,733 and 683,686 shares, respectively ]	19,510,586	17,849,224
Capital shares repurchased [ (7,111,763) and (8,854,542) shares, respectively ]	(187,831,205)	(217,603,296)

Total Class IB transactions	(98,771,735)	(136,406,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(399,726,506)	(476,411,931)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(472,599,950)	99,141,409
NET ASSETS:
Beginning of year	5,765,676,268	5,666,534,859

End of year (a)	$5,293,076,318	$5,765,676,268

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$7,537,727	$6,883,471

(ai) On September 25. 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Common Stock Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO (ai)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014	2013	2012	2011
Net asset value, beginning of year	$26.27		$23.73	$18.13	$15.94	$16.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36		0.31	0.27	0.27	0.25
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.38)		2.55	5.61	2.21	(0.13)

Total from investment operations	(0.02)		2.86	5.88	2.48	0.12

Less distributions:
Dividends from net investment income	(0.37)		(0.32)	(0.28)	(0.29)	(0.25)

Net asset value, end of year	$25.88		$26.27	$23.73	$18.13	$15.94

Total return	(0.03	)%(aa)	12.05%	32.49%	15.54%	0.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,937,549		$4,292,750	$4,204,128	$3,532,647	$3,421,651
Ratio of expenses to average net assets (f)	0.71%		0.72%	0.72%	0.72%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.37%		1.25%	1.30%	1.54%	1.50%
Portfolio turnover rate^	4%		4%	4%	3%	5%

	Year Ended December 31,
Class IB	2015		2014	2013	2012	2011
Net asset value, beginning of year	$26.13		$23.61	$18.04	$15.85	$15.99

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36		0.31	0.27	0.27	0.20
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.38)		2.53	5.58	2.21	(0.13)

Total from investment operations	(0.02)		2.84	5.85	2.48	0.07

Less distributions:
Dividends from net investment income	(0.38)		(0.32)	(0.28)	(0.29)	(0.21)

Net asset value, end of year	$25.73		$26.13	$23.61	$18.04	$15.85

Total return	(0.07	)%(bb)	12.03%	32.48%	15.62%	0.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,355,527		$1,472,926	$1,462,407	$1,194,810	$1,152,609
Ratio of expenses to average net assets (f)	0.71%		0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.37%		1.25%	1.30%	1.54%	1.25%
Portfolio turnover rate^	4%		4%	4%	3%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ai)

On September 25. 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Common Stock Index Portfolio (Note 8).

(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.18)%.

See Notes to Financial Statements.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(3.29)%	3.57%
Portfolio – Class K Shares*	(3.05)	3.82
BofA Merrill Lynch All U.S. Convertibles Index	(3.24)	4.40
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.29)% for the year ended December 31, 2015. The Portfolio’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, returned (3.24)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

An underweight to the Energy and Materials sectors provided a benefit to relative performance. Energy remains an area of weakness as oversupply concerns persist and oil prices ended the fourth quarter near 2015 lows.

•	Within the Media sector, Liberty Interactive LLC added to relative performance during the year.

What hurt performance during the year:

•

Health Care continues to be a challenging sector as both an overweight allocation and weak stock selection negatively impacted results. Specifically, Orexigen Therapeutics, Inc. and Clovis Oncology, Inc. negatively impacted performance. Additionally, underweighting Salix Pharmaceuticals, Ltd. added to relative underperformance.

•	Weak stock selection in Information Technology was also a detractor from results.

Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

When markets become increasingly volatile with seemingly no fundamental causes, as they were in the second half of 2015, it is critical to be disciplined when implementing an investment strategy. Our strategy has focused on overweighting Growth convertibles at the expense of Value convertibles. This emphasis on Growth convertibles means that at year end sectors such as Health Care and Information Technology were overrepresented. Value sectors such as Consumer Staples, Materials and Utilities had lower weightings.

We also seek to minimize the weighting of convertibles issued by small capitalization companies (with equity market capitalizations of $1 billion or less). We believe these convertibles perform poorly during periods of market stress and have much lower liquidity than convertibles from mid and larger capitalization companies.

Convertible securities have historically offered investors a risk-mitigated way to obtain exposure to the upside of equities while retaining the downside protection of fixed income. We believe this risk/return profile is especially attractive given the uncertain equity and credit markets. We would expect returns to be driven by a combination of yield and participation should equity markets rebound.

Portfolio Characteristics As of December 31, 2015
Weighted Average Rating**	BB+

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Exchange Traded Funds	24.4%
Information Technology	22.0
Health Care	18.7
Financials	10.6
Consumer Discretionary	9.3
Industrials	4.3
Investment Company	4.0
Consumer Staples	1.3
Telecommunication Services	1.3
Materials	0.7
Energy	0.7
Utilities	0.6
Cash and Other	2.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$945.20	$6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.62
Class K
Actual	1,000.00	947.60	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (1.3%)
Food Products (1.3%)
Bunge Ltd. 4.875%	369	$34,332
Tyson Foods, Inc. 4.750%	3,394	205,948

Total Consumer Staples		240,280

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Kinder Morgan, Inc. 9.750%	739	29,782
Southwestern Energy Co. 6.250%	2,015	37,378

Total Energy		67,160

Financials (6.8%)
Banks (4.1%)
Bank of America Corp. 7.250%	189	206,628
Huntington Bancshares, Inc./Ohio 8.500%	266	361,760
KeyCorp 7.750%	1,194	158,325

		726,713

Real Estate Investment Trusts (REITs) (2.7%)
Crown Castle International Corp. 4.500%	1,929	205,998
iStar, Inc. 4.500%	2,000	99,400
Welltower, Inc. 6.500%	1,083	65,965
Weyerhaeuser Co. 6.375%	2,256	113,432

		484,795

Total Financials		1,211,508

Health Care (4.5%)
Health Care Equipment & Supplies (0.7%)
Alere, Inc. 3.000%	420	121,380

Health Care Providers & Services (1.2%)
Anthem, Inc. 5.250%	4,643	213,810

Pharmaceuticals (2.6%)
Allergan plc 5.500%	463	476,973

Total Health Care		812,163

Industrials (0.6%)
Commercial Services & Supplies (0.1%)
Stericycle, Inc. 5.250%	280	25,637

Machinery (0.5%)
Stanley Black & Decker, Inc. 6.250%	688	$80,351

Total Industrials		105,988

Materials (0.7%)
Metals & Mining (0.7%)
Alcoa, Inc. 5.375%	3,746	124,779

Total Materials		124,779

Telecommunication Services (1.3%)
Diversified Telecommunication Services (0.7%)
Frontier Communications Corp. 11.125%	1,338	122,534

Wireless Telecommunication Services (0.6%)
T-Mobile U.S., Inc. 5.500%	1,490	100,888

Total Telecommunication Services		223,422

Utilities (0.6%)
Electric Utilities (0.6%)
NextEra Energy, Inc. 5.799%	2,000	109,280

Total Utilities		109,280

Total Convertible Preferred Stocks (16.2%) (Cost $2,958,484)		2,894,580

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (24.4%)
SPDR® Barclays Convertible Securities ETF (Cost $4,691,279)	101,080	4,374,742

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (53.3%)
Consumer Discretionary (9.3%)
Automobiles (1.6%)
Fiat Chrysler Automobiles N.V.
7.875%, 12/15/16	$200,000	231,631
Tesla Motors, Inc.
1.500%, 6/1/18	27,000	53,173

		284,804

Household Durables (2.7%)
CalAtlantic Group, Inc.
1.625%, 5/15/18	155,000	204,309
Jarden Corp.
1.875%, 9/15/18	110,000	199,994
Lennar Corp.
3.250%, 11/15/21§	33,000	68,785

		473,088

Internet & Catalog Retail (1.6%)
Priceline Group, Inc.
1.000%, 3/15/18	207,000	294,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Media (2.5%)
Liberty Interactive LLC
0.750%, 3/30/43	$180,000	$270,675
1.000%, 9/30/43§	59,959	51,677
Liberty Media Corp.
1.375%, 10/15/23	42,000	41,134
Live Nation Entertainment, Inc.
2.500%, 5/15/19	80,000	81,350

		444,836

Specialty Retail (0.9%)
GNC Holdings, Inc.
1.500%, 8/15/20§	60,000	48,037
Restoration Hardware Holdings, Inc.
(Zero Coupon), 6/15/19§	122,000	112,393

		160,430

Total Consumer Discretionary		1,657,486

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Cheniere Energy, Inc.
4.250%, 3/15/45	84,000	43,680

Total Energy		43,680

Financials (3.8%)
Capital Markets (0.0%)
Walter Investment Management Corp.
4.500%, 11/1/19	3,000	1,924

Consumer Finance (0.4%)
Encore Capital Group, Inc.
3.000%, 7/1/20	75,000	63,938
EZCORP, Inc.
2.625%, 6/15/19	26,000	17,891

		81,829

Diversified Financial Services (0.5%)
Horizon Pharma Investment Ltd.
2.500%, 3/15/22§	86,000	85,839

Insurance (0.8%)
Fidelity National Financial, Inc.
4.250%, 8/15/18	75,000	143,109

Real Estate Investment Trusts (REITs) (2.1%)
Colony Capital, Inc.
5.000%, 4/15/23	55,000	53,075
iStar, Inc.
3.000%, 11/15/16	36,000	38,722
Starwood Property Trust, Inc.
3.750%, 10/15/17	156,000	153,465
4.000%, 1/15/19	39,000	40,487
Starwood Waypoint Residential Trust
4.500%, 10/15/17	50,000	49,781
3.000%, 7/1/19 (b)	37,000	34,179

		369,709

Total Financials		682,410

Health Care (14.2%)
Biotechnology (6.1%)
Acorda Therapeutics, Inc.
1.750%, 6/15/21	$45,000	$51,750
Aegerion Pharmaceuticals, Inc.
2.000%, 8/15/19	40,000	26,550
AMAG Pharmaceuticals, Inc.
2.500%, 2/15/19	27,000	33,952
ARIAD Pharmaceuticals, Inc.
3.625%, 6/15/19§	40,000	39,550
BioMarin Pharmaceutical, Inc.
1.500%, 10/15/20	120,000	160,350
Cepheid, Inc.
1.250%, 2/1/21	101,000	89,827
Clovis Oncology, Inc.
2.500%, 9/15/21	55,000	47,025
Emergent BioSolutions, Inc.
2.875%, 1/15/21	32,000	44,100
Gilead Sciences, Inc.
1.625%, 5/1/16	20,000	89,363
Immunomedics, Inc.
4.750%, 2/15/20§	21,000	16,656
Incyte Corp.
0.375%, 11/15/18	17,000	36,603
1.250%, 11/15/20	58,000	126,295
Ironwood Pharmaceuticals, Inc.
2.250%, 6/15/22§	73,000	67,981
Isis Pharmaceuticals, Inc.
1.000%, 11/15/21	67,000	75,375
Merrimack Pharmaceuticals, Inc.
4.500%, 7/15/20	50,000	74,031
Orexigen Therapeutics, Inc.
2.750%, 12/1/20	83,000	48,192
Synergy Pharmaceuticals, Inc.
7.500%, 11/1/19§	21,000	39,782
TESARO, Inc.
3.000%, 10/1/21	10,000	16,813

		1,084,195

Health Care Equipment & Supplies (1.7%)
HeartWare International, Inc.
1.750%, 12/15/21§	42,000	35,674
Hologic, Inc.
2.000%, 12/15/37 (e)	40,000	67,700
Integra LifeSciences Holdings Corp.
1.625%, 12/15/16	84,000	109,305
NuVasive, Inc.
2.750%, 7/1/17	35,000	47,753
Wright Medical Group, Inc.
2.000%, 2/15/20§	43,000	44,478

		304,910

Health Care Providers & Services (2.0%)
Brookdale Senior Living, Inc.
2.750%, 6/15/18	27,000	26,882
HealthSouth Corp.
2.000%, 12/1/43	125,000	134,687
Molina Healthcare, Inc.
1.125%, 1/15/20	80,000	124,400
Trinity Biotech Investment Ltd.
4.000%, 4/1/45§	73,000	65,472

		351,441

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Life Sciences Tools & Services (0.6%)
Illumina, Inc.
0.250%, 3/15/16	$33,000	$75,199
Sequenom, Inc.
5.000%, 1/1/18	52,000	39,390

		114,589

Pharmaceuticals (3.8%)
Depomed, Inc.
2.500%, 9/1/21	37,000	42,087
Jazz Investments I Ltd.
1.875%, 8/15/21	119,000	124,504
Medicines Co.
1.375%, 6/1/17	44,000	62,617
Pacira Pharmaceuticals, Inc.
3.250%, 2/1/19	37,000	115,417
Teva Pharmaceutical Finance Co. LLC
0.250%, 2/1/26	190,000	296,638
Theravance, Inc.
2.125%, 1/15/23	65,000	48,628

		689,891

Total Health Care		2,545,026

Industrials (3.7%)
Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.
2.250%, 6/1/22	24,000	19,860
Echo Global Logistics, Inc.
2.500%, 5/1/20	53,000	46,375
XPO Logistics, Inc.
4.500%, 10/1/17	38,000	64,838

		131,073

Airlines (1.1%)
AirTran Holdings, Inc.
5.250%, 11/1/16	65,000	191,628

Construction & Engineering (0.1%)
Dycom Industries, Inc.
0.750%, 9/15/21§	24,000	23,580

Machinery (1.0%)
Greenbrier Cos., Inc.
3.500%, 4/1/18	87,000	96,298
Trinity Industries, Inc.
3.875%, 6/1/36	70,000	83,781

		180,079

Professional Services (0.5%)
Huron Consulting Group, Inc.
1.250%, 10/1/19	91,000	90,033

Transportation Infrastructure (0.3%)
Macquarie Infrastructure Corp.
2.875%, 7/15/19	40,000	44,725

Total Industrials		661,118

Information Technology (22.0%)
Communications Equipment (2.4%)
CalAmp Corp.
1.625%, 5/15/20§	43,000	42,382
Ciena Corp.
3.750%, 10/15/18§	125,000	155,000
4.000%, 12/15/20	95,000	123,382

Palo Alto Networks, Inc.
(Zero Coupon), 7/1/19	$40,000	$66,450
Viavi Solutions, Inc.
0.625%, 8/15/33	47,000	44,033

		431,247

Electronic Equipment, Instruments & Components (0.5%)
TTM Technologies, Inc.
1.750%, 12/15/20	73,000	65,791
Vishay Intertechnology, Inc.
2.250%, 11/15/40	30,000	29,025

		94,816

Internet Software & Services (4.1%)
Cornerstone OnDemand, Inc.
1.500%, 7/1/18	139,000	136,567
LinkedIn Corp.
0.500%, 11/1/19	114,000	119,557
Pandora Media, Inc.
1.750%, 12/1/20 (b)§	74,000	78,579
Twitter, Inc.
0.250%, 9/15/19	92,000	78,142
VeriSign, Inc.
4.297%, 8/15/37	68,000	174,123
Yahoo!, Inc.
(Zero Coupon), 12/1/18	147,000	142,958

		729,926

IT Services (0.4%)
Cardtronics, Inc.
1.000%, 12/1/20	30,000	27,844
ServiceSource International, Inc.
1.500%, 8/1/18	49,000	41,619

		69,463

Semiconductors & Semiconductor Equipment (7.6%)
Inphi Corp.
1.125%, 12/1/20 (b)§	19,000	18,121
Microchip Technology, Inc.
1.625%, 2/15/25§	66,000	65,588
2.125%, 12/15/37	71,000	135,122
Micron Technology, Inc.
2.375%, 5/1/32	100,000	156,937
3.000%, 11/15/43	130,000	108,063
Novellus Systems, Inc.
2.625%, 5/15/41	154,000	362,381
NXP Semiconductors N.V.
1.000%, 12/1/19	90,000	98,606
ON Semiconductor Corp.
1.000%, 12/1/20§	85,000	79,156
2.625%, 12/15/26	114,000	127,110
Spansion LLC
2.000%, 9/1/20	37,000	68,982
SunEdison, Inc.
2.000%, 10/1/18	80,000	43,650
2.750%, 1/1/21	17,000	8,511
Xilinx, Inc.
2.625%, 6/15/17	58,000	94,141

		1,366,368

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Software (5.6%)
Citrix Systems, Inc.
0.500%, 4/15/19	$90,000	$97,875
Electronic Arts, Inc.
0.750%, 7/15/16	20,000	43,250
FireEye, Inc.
1.000%, 6/1/35§	104,000	88,465
1.625%, 6/1/35§	25,000	20,047
Nuance Communications, Inc.
1.000%, 12/15/35 (b)§	57,000	54,827
Proofpoint, Inc.
1.250%, 12/15/18	9,000	15,503
0.750%, 6/15/20§	15,000	15,684
PROS Holdings, Inc.
2.000%, 12/1/19§	43,000	41,979
Rovi Corp.
0.500%, 3/1/20§	40,000	34,950
Salesforce.com, Inc.
0.250%, 4/1/18	217,000	279,116
ServiceNow, Inc.
(Zero Coupon), 11/1/18	35,000	44,909
Synchronoss Technologies, Inc.
0.750%, 8/15/19	33,000	33,165
Take-Two Interactive Software, Inc.
1.750%, 12/1/16	85,000	155,231
Verint Systems, Inc.
1.500%, 6/1/21	73,000	68,438

		993,439

Technology Hardware, Storage & Peripherals (1.4%)
Electronics For Imaging, Inc.
0.750%, 9/1/19	43,000	45,795
SanDisk Corp.
1.500%, 8/15/17	128,000	200,720

		246,515

Total Information Technology		3,931,774

Total Convertible Bonds		9,521,494

Total Long-Term Debt Securities (53.3%) (Cost $9,471,899)		9,521,494

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (4.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	712,468	$712,468

Total Short-Term Investment (4.0%) (Cost $712,468)		712,468

Total Investments (97.9%) (Cost $17,834,130)		17,503,284
Other Assets Less Liabilities (2.1%)		368,930

Net Assets (100%)		$17,872,214

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $1,394,682 or 7.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $185,706 or 1.0% of net assets.
(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Consumer Discretionary	$231,631	$1,425,855	$—	$1,657,486
Energy	—	43,680	—	43,680
Financials	—	682,410	—	682,410
Health Care	—	2,545,026	—	2,545,026
Industrials	—	661,118	—	661,118
Information Technology	—	3,931,774	—	3,931,774
Convertible Preferred Stocks
Consumer Staples	240,280	—	—	240,280
Energy	67,160	—	—	67,160
Financials	953,783	257,725	—	1,211,508
Health Care	812,163	—	—	812,163
Industrials	105,988	—	—	105,988
Materials	124,779	—	—	124,779
Telecommunication Services	223,422	—	—	223,422
Utilities	109,280	—	—	109,280
Investment Companies
Exchange Traded Funds (ETFs)	4,374,742	—	—	4,374,742
Short-Term Investments	712,468	—	—	712,468

Total Assets	$7,955,696	$9,547,588	$—	$17,503,284

Total Liabilities	$—	$—	$—	$—

Total	$7,955,696	$9,547,588	$—	$17,503,284

(a)	A security with a market value of $121,380 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Securities with a market value of $257,725 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,443,336
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$10,127,427

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$901,812
Aggregate gross unrealized depreciation	(1,352,313)

Net unrealized depreciation	$(450,501)

Federal income tax cost of investments	$17,953,785

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $17,834,130)	$17,503,284
Cash	217,902
Dividends, interest and other receivables	263,047
Receivable from Separate Accounts for Trust shares sold	1,287
Other assets	63

Total assets	17,985,583

LIABILITIES
Payable for securities purchased	39,022
Payable to Separate Accounts for Trust shares redeemed	12,346
Administrative fees payable	7,253
Distribution fees payable – Class IB	1,469
Trustees’ fees payable	26
Accrued expenses	53,253

Total liabilities	113,369

NET ASSETS	$17,872,214

Net assets were comprised of:
Paid in capital	$18,325,479
Accumulated undistributed net investment income (loss)	(116,901)
Accumulated undistributed net realized gain (loss) on investments	(5,518)
Net unrealized appreciation (depreciation) on investments	(330,846)

Net assets	$17,872,214

Class IB
Net asset value, offering and redemption price per share, $6,921,566 / 703,722 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class K
Net asset value, offering and redemption price per share, $10,950,648 / 1,115,445 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$410,729
Interest	176,962

Total income	587,691

EXPENSES
Investment management fees	133,364
Professional fees	73,655
Administrative fees	32,501
Custodian fees	27,700
Distribution fees – Class IB	18,429
Administration out of pocket	16,600
Tax expense	4,712
Printing and mailing expenses	873
Trustees’ fees	401
Miscellaneous	822

Gross expenses	309,057
Less: Waiver from investment manager	(85,913)

Net expenses	223,144

NET INVESTMENT INCOME (LOSS)	364,547

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	109,407
Net distributions of realized gain received from underlying funds	112,508

Net realized gain (loss)	221,915

Net change in unrealized appreciation (depreciation) on investments	(1,068,903)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(846,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(482,441)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$364,547	$329,029
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	221,915	557,248
Net change in unrealized appreciation (depreciation) on investments	(1,068,903)	484,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(482,441)	1,370,718

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(227,123)	(118,697)
Class K	(384,517)	(237,281)

	(611,640)	(355,978)

Distributions from net realized capital gains
Class IB	(105,273)	(157,648)
Class K	(165,940)	(247,419)

	(271,213)	(405,067)

Return of capital
Class IB	(3,536)	—
Class K	(5,604)	—

	(9,140)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(891,993)	(761,045)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 48,378 and 234,690 shares, respectively ]	516,911	2,518,506
Capital shares issued in reinvestment of dividends and distributions [ 33,889 and 25,719 shares, respectively ]	335,932	276,345
Capital shares repurchased [ (134,522) and (11,270) shares, respectively ]	(1,478,939)	(123,627)

Total Class IB transactions	(626,096)	2,671,224

Class K
Capital shares sold [ 276,597 and 439,535 shares, respectively ]	2,937,384	4,749,817
Capital shares issued in reinvestment of dividends and distributions [ 56,221 and 45,135 shares, respectively ]	556,061	484,700
Capital shares repurchased [ (413,271) and (116,087) shares, respectively ]	(4,460,706)	(1,261,337)

Total Class K transactions	(967,261)	3,973,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,593,357)	6,644,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,967,791)	7,254,077
NET ASSETS:
Beginning of year	20,840,005	13,585,928

End of year (a)	$17,872,214	$20,840,005

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(116,901)	$63,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$10.69	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.05
Net realized and unrealized gain (loss) on investments	(0.55)	0.71	0.21

Total from investment operations	(0.34)	0.89	0.26

Less distributions:
Dividends from net investment income	(0.34)	(0.16)	(0.06)
Distributions from net realized gains	(0.16)	(0.22)	(0.02)
Return of capital	(0.01)	—	—

Total dividends and distributions	(0.51)	(0.38)	(0.08)

Net asset value, end of period	$9.84	$10.69	$10.18

Total return (b)	(3.29)%	8.71%	2.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,922	$8,080	$5,161
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.32%**	1.30%	1.30%
Before waivers and reimbursements (a)(f)	1.78%	1.97%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.77%	1.66%	2.87	%(l)
Before waivers and reimbursements (a)(f)	1.32%	0.98%	1.90	%(l)
Portfolio turnover rate (z)^	47%	28%	4%

	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$10.67	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	0.06
Net realized and unrealized gain (loss) on investments	(0.53)	0.71	0.20

Total from investment operations	(0.32)	0.92	0.26

Less distributions:
Dividends from net investment income	(0.36)	(0.21)	(0.06)
Distributions from net realized gains	(0.16)	(0.22)	(0.02)
Return of capital	(0.01)	—	—

Total dividends and distributions	(0.53)	(0.43)	(0.08)

Net asset value, end of period	$9.82	$10.67	$10.18

Total return (b)	(3.05)%	8.97%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,951	$12,760	$8,425
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.07%**	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.53%	1.73%	2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.01%	1.93%	3.14	%(l)
Before waivers and reimbursements (a)(f)	1.56%	1.25%	2.12	%(l)
Portfolio turnover rate (z)^	47%	28%	4%
*	Commencement of Operations.
**	Includes Tax expense of 0.02%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.51%	1.87%	1.66%
Portfolio – Class IB Shares	0.41	1.82	1.50
Portfolio – Class K Shares*	0.66	N/A	1.40
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	2.58	4.04

*   Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

    Prior to February 15, 2011, the Portfolio had a different investment objective and principal investment strategies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.41% for the year ended December 31, 2015. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, returned 1.07% over the same period.

Portfolio Highlights

Although it was a mixed year for the domestic and global economies in general, the Federal Reserve decided that the conditions necessary for liftoff were met and raised interest rates after remaining on hold at near zero levels for seven years. And it wasn’t an easy year for credit markets, either, as evidenced by negative total returns for corporate bonds, and the higher risk premium investors demanded to hold them, which peaked at the end of September. For the year, the Portfolio produced modest positive return roughly in line with its benchmark, after a margin for fees.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	4.28
Weighted Average Coupon (%)	2.62
Weighted Average Modified Duration (Years)*	3.97
Weighted Average Rating**	AA3

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	59.5%
Financials	14.0
Exchange Traded Funds	6.4
Energy	3.3
Health Care	3.0
Information Technology	2.4
Consumer Staples	2.3
Consumer Discretionary	2.0
Industrials	1.9
Utilities	1.7
Investment Company	1.7
Materials	1.2
Telecommunication Services	1.2
Cash and Other	(0.6)

100.0%

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,000.08	$3.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.57
Class IB
Actual	1,000.00	999.09	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.57
Class K
Actual	1,000.00	999.61	2.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.93	2.30

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.70%, 0.70% and 0.45%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (33.0%)
Consumer Discretionary (2.0%)
Auto Components (0.1%)
BorgWarner, Inc.
3.375%, 3/15/25	$800,000	$758,076
Delphi Automotive plc
3.150%, 11/19/20	500,000	501,875
Delphi Corp.
4.150%, 3/15/24	865,000	872,569
Johnson Controls, Inc.
1.400%, 11/2/17	360,000	354,953
5.000%, 3/30/20	919,000	984,761
4.250%, 3/1/21	680,000	699,253
3.625%, 7/2/24	214,000	204,590
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,171,960
4.150%, 10/1/25	250,000	253,529

		5,801,566

Automobiles (0.0%)
General Motors Co.
3.500%, 10/2/18	2,000,000	2,014,200
Harley-Davidson, Inc.
3.500%, 7/28/25	400,000	399,347

		2,413,547

Hotels, Restaurants & Leisure (0.2%)
Brinker International, Inc.
2.600%, 5/15/18	175,000	174,315
3.875%, 5/15/23	250,000	241,873
Carnival Corp.
1.875%, 12/15/17	600,000	598,692
3.950%, 10/15/20	666,000	695,777
Hyatt Hotels Corp.
5.375%, 8/15/21	350,000	382,552
Marriott International, Inc.
3.375%, 10/15/20	626,000	636,517
3.250%, 9/15/22	1,700,000	1,677,962
McDonald’s Corp.
5.800%, 10/15/17	1,000,000	1,067,432
5.350%, 3/1/18	968,000	1,035,471
2.100%, 12/7/18	290,000	290,038
5.000%, 2/1/19	750,000	811,674
2.200%, 5/26/20	750,000	738,787
3.500%, 7/15/20	150,000	155,526
2.750%, 12/9/20	320,000	318,551
3.625%, 5/20/21	400,000	413,717
3.250%, 6/10/24	1,000,000	980,173
3.375%, 5/26/25	750,000	732,738
Starbucks Corp.
2.700%, 6/15/22	400,000	399,575
3.850%, 10/1/23	850,000	904,860
Wyndham Worldwide Corp.
2.500%, 3/1/18	950,000	946,961
4.250%, 3/1/22	1,094,000	1,093,060

		14,296,251

Household Durables (0.1%)
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	247,765
3.800%, 11/15/24	300,000	301,855

Mohawk Industries, Inc.
3.850%, 2/1/23	$1,200,000	$1,196,372
Newell Rubbermaid, Inc.
2.150%, 10/15/18	375,000	364,944
2.875%, 12/1/19	550,000	529,446
4.000%, 12/1/24	400,000	371,143
3.900%, 11/1/25	750,000	679,523
NVR, Inc.
3.950%, 9/15/22	150,000	151,817
Tupperware Brands Corp.
4.750%, 6/1/21	500,000	510,206
Whirlpool Corp.
1.650%, 11/1/17	175,000	174,538
2.400%, 3/1/19	900,000	895,866
4.850%, 6/15/21	400,000	427,706
3.700%, 3/1/23	250,000	250,876
3.700%, 5/1/25	500,000	498,692

		6,600,749

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
1.200%, 11/29/17	1,500,000	1,491,656
2.600%, 12/5/19	450,000	457,333
3.300%, 12/5/21	1,050,000	1,080,964
2.500%, 11/29/22	1,200,000	1,157,664
3.800%, 12/5/24	1,000,000	1,038,546
Expedia, Inc.
7.456%, 8/15/18	500,000	556,835
5.950%, 8/15/20	1,394,000	1,519,460
Priceline Group, Inc.
3.650%, 3/15/25	600,000	582,021
QVC, Inc.
3.125%, 4/1/19	333,000	328,378
5.125%, 7/2/22	500,000	497,720
4.375%, 3/15/23	300,000	284,418
4.850%, 4/1/24	500,000	477,885
4.450%, 2/15/25	670,000	620,169

		10,093,049

Leisure Products (0.0%)
Hasbro, Inc.
3.150%, 5/15/21	500,000	498,491
Mattel, Inc.
1.700%, 3/15/18	500,000	492,349
2.350%, 5/6/19	500,000	496,026
3.150%, 3/15/23	300,000	286,287

		1,773,153

Media (1.1%)
21st Century Fox America, Inc.
6.900%, 3/1/19	596,000	677,094
5.650%, 8/15/20	594,000	665,882
4.500%, 2/15/21	500,000	537,933
3.000%, 9/15/22	1,000,000	986,828
3.700%, 10/15/25§	840,000	839,148
CBS Corp.
5.750%, 4/15/20	1,256,000	1,390,177
3.375%, 3/1/22	2,000,000	1,974,916
CCO Safari II LLC
3.579%, 7/23/20§	1,165,000	1,155,680
4.464%, 7/23/22§	1,850,000	1,840,010
4.908%, 7/23/25§	3,850,000	3,837,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	$62,000	$85,601
Comcast Corp.
6.500%, 1/15/17	1,841,000	1,945,259
5.700%, 7/1/19	1,289,000	1,446,114
5.150%, 3/1/20	2,806,000	3,124,884
3.125%, 7/15/22	1,050,000	1,068,160
2.850%, 1/15/23	2,150,000	2,137,040
3.600%, 3/1/24	2,000,000	2,068,317
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2.400%, 3/15/17	1,000,000	1,008,604
1.750%, 1/15/18	1,000,000	997,874
5.875%, 10/1/19	800,000	888,422
5.200%, 3/15/20	604,000	657,439
4.600%, 2/15/21	1,312,000	1,391,356
5.000%, 3/1/21	1,800,000	1,942,225
3.800%, 3/15/22	850,000	856,381
4.450%, 4/1/24	1,500,000	1,540,391
Discovery Communications LLC
5.050%, 6/1/20	2,262,000	2,403,526
4.375%, 6/15/21	62,000	63,261
3.300%, 5/15/22	500,000	473,032
3.250%, 4/1/23	1,000,000	923,456
Grupo Televisa S.A.B. 6.000%, 5/15/18	600,000	644,544
Historic TW, Inc. 6.875%, 6/15/18	62,000	68,944
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	900,000	896,262
4.000%, 3/15/22	315,000	313,761
NBCUniversal Media LLC
5.150%, 4/30/20	1,983,000	2,212,008
4.375%, 4/1/21	1,971,000	2,140,959
2.875%, 1/15/23	156,000	155,012
Omnicom Group, Inc.
6.250%, 7/15/19	673,000	754,558
4.450%, 8/15/20	1,280,000	1,362,840
3.625%, 5/1/22	1,281,000	1,289,989
3.650%, 11/1/24	750,000	748,035
RELX Capital, Inc. 8.625%, 1/15/19	1,691,000	1,974,176
Scripps Networks Interactive, Inc.
2.750%, 11/15/19	500,000	491,404
2.800%, 6/15/20	500,000	486,256
3.500%, 6/15/22	500,000	481,741
3.900%, 11/15/24	800,000	763,526
3.950%, 6/15/25	500,000	473,906
Thomson Reuters Corp.
1.650%, 9/29/17	500,000	496,539
6.500%, 7/15/18	1,058,000	1,166,072
4.700%, 10/15/19	369,000	395,390
4.300%, 11/23/23	500,000	513,047
Time Warner Cable, Inc.
5.850%, 5/1/17	1,706,000	1,782,092
6.750%, 7/1/18	2,500,000	2,735,057
8.750%, 2/14/19	1,000,000	1,158,991
8.250%, 4/1/19	1,846,000	2,117,975
5.000%, 2/1/20	1,061,000	1,122,506
4.000%, 9/1/21	1,500,000	1,515,021

Time Warner, Inc.
4.875%, 3/15/20	$2,700,000	$2,914,508
4.700%, 1/15/21	1,812,000	1,941,031
3.400%, 6/15/22	500,000	498,706
4.050%, 12/15/23	1,250,000	1,283,870
3.550%, 6/1/24	2,000,000	1,972,503
Viacom, Inc.
3.500%, 4/1/17	156,000	158,400
2.500%, 9/1/18	200,000	199,550
2.200%, 4/1/19	600,000	589,136
5.625%, 9/15/19	1,641,000	1,770,634
3.875%, 12/15/21	125,000	122,243
3.125%, 6/15/22	500,000	463,456
3.250%, 3/15/23	1,000,000	914,587
4.250%, 9/1/23	1,100,000	1,064,039
Walt Disney Co.
6.000%, 7/17/17	446,000	478,397
1.100%, 12/1/17	2,000,000	1,990,744
1.500%, 9/17/18	355,000	353,910
5.500%, 3/15/19	500,000	557,558
1.850%, 5/30/19	1,000,000	1,000,282
2.150%, 9/17/20	500,000	497,275
3.750%, 6/1/21	181,000	193,167
2.750%, 8/16/21	1,000,000	1,015,626
2.550%, 2/15/22	2,000,000	2,002,717
2.350%, 12/1/22	650,000	637,417
3.150%, 9/17/25	500,000	504,687
WPP Finance 2010
4.750%, 11/21/21	160,000	171,749
3.750%, 9/19/24	1,000,000	993,110

		91,476,603

Multiline Retail (0.1%)
Dollar General Corp.
4.125%, 7/15/17	1,000,000	1,029,174
1.875%, 4/15/18	194,000	191,411
3.250%, 4/15/23	1,150,000	1,096,576
4.150%, 11/1/25	125,000	124,204
Kohl’s Corp.
4.750%, 12/15/23	800,000	818,302
4.250%, 7/17/25	750,000	731,717
Macy’s Retail Holdings, Inc.
3.450%, 1/15/21	500,000	494,886
3.875%, 1/15/22	400,000	396,844
4.375%, 9/1/23	635,000	631,542
3.625%, 6/1/24	1,000,000	927,130
Nordstrom, Inc.
6.250%, 1/15/18	277,000	300,276
4.750%, 5/1/20	584,000	630,127
4.000%, 10/15/21	600,000	635,049
Target Corp.
6.000%, 1/15/18	1,550,000	1,686,455
2.300%, 6/26/19	1,500,000	1,520,658
3.875%, 7/15/20	1,000,000	1,072,780

		12,287,131

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	164,541
4.500%, 12/1/23	1,000,000	1,019,108
AutoNation, Inc.
3.350%, 1/15/21	375,000	374,606
4.500%, 10/1/25	215,000	218,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

AutoZone, Inc.
4.000%, 11/15/20	$1,956,000	$2,054,161
2.500%, 4/15/21	100,000	97,321
3.700%, 4/15/22	350,000	356,938
3.250%, 4/15/25	333,000	320,783
Bed Bath & Beyond, Inc. 3.749%, 8/1/24	350,000	339,656
Gap, Inc. 5.950%, 4/12/21	1,094,000	1,158,021
Home Depot, Inc.
2.250%, 9/10/18	742,000	758,017
2.000%, 6/15/19	1,000,000	1,006,430
4.400%, 4/1/21	650,000	713,179
2.625%, 6/1/22	1,750,000	1,748,564
2.700%, 4/1/23	800,000	797,187
3.750%, 2/15/24	1,000,000	1,064,359
3.350%, 9/15/25	490,000	501,548
Lowe’s Cos., Inc.
1.625%, 4/15/17	250,000	251,449
4.625%, 4/15/20	1,089,000	1,191,418
3.120%, 4/15/22	750,000	768,153
3.875%, 9/15/23	1,000,000	1,061,146
3.125%, 9/15/24	500,000	498,413
3.375%, 9/15/25	510,000	517,494
O’Reilly Automotive, Inc. 4.875%, 1/14/21	285,000	310,830
4.625%, 9/15/21	300,000	320,275
3.800%, 9/1/22	300,000	303,635
3.850%, 6/15/23	250,000	251,396
Ross Stores, Inc. 3.375%, 9/15/24	300,000	295,585
Signet UK Finance plc 4.700%, 6/15/24	500,000	497,474
Staples, Inc.
2.750%, 1/12/18	1,000,000	993,932
4.375%, 1/12/23	100,000	96,888
TJX Cos., Inc.
6.950%, 4/15/19	385,000	441,800
2.750%, 6/15/21	750,000	757,429
2.500%, 5/15/23	450,000	436,074

		21,685,821

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2 6.125%, 12/1/17	100,000	107,901
Coach, Inc. 4.250%, 4/1/25	500,000	468,164
NIKE, Inc. 2.250%, 5/1/23	450,000	439,639
Ralph Lauren Corp.
2.125%, 9/26/18	300,000	302,115
2.625%, 8/18/20	400,000	402,658

		1,720,477

Total Consumer Discretionary		168,148,347

Consumer Staples (2.3%)
Beverages (0.7%)
Anheuser-Busch Cos. LLC 5.000%, 3/1/19	62,000	66,538

Anheuser-Busch InBev Finance, Inc.
1.125%, 1/27/17	$850,000	$846,167
1.250%, 1/17/18	500,000	493,988
2.625%, 1/17/23	2,356,000	2,253,444
3.700%, 2/1/24	2,500,000	2,550,443
Anheuser-Busch InBev Worldwide, Inc.
1.375%, 7/15/17	1,414,000	1,408,097
7.750%, 1/15/19	3,300,000	3,811,329
5.375%, 1/15/20	2,181,000	2,412,050
4.375%, 2/15/21	1,158,000	1,254,115
2.500%, 7/15/22	1,300,000	1,248,005
Beam Suntory, Inc.
1.750%, 6/15/18	500,000	492,571
3.250%, 5/15/22	250,000	245,943
3.250%, 6/15/23	500,000	487,003
Bottling Group LLC 5.125%, 1/15/19	846,000	925,568
Brown-Forman Corp. 1.000%, 1/15/18	500,000	491,925
Coca-Cola Bottling Co. Consolidated 3.800%, 11/25/25	250,000	250,210
Coca-Cola Co.
0.875%, 10/27/17	220,000	218,829
1.650%, 3/14/18	1,800,000	1,811,832
1.150%, 4/1/18	500,000	497,692
1.875%, 10/27/20	750,000	740,984
2.450%, 11/1/20	1,000,000	1,013,578
3.150%, 11/15/20	2,401,000	2,511,008
3.300%, 9/1/21	1,000,000	1,040,089
2.500%, 4/1/23	1,000,000	993,278
3.200%, 11/1/23	2,650,000	2,745,364
2.875%, 10/27/25	850,000	834,294
Coca-Cola Enterprises, Inc.
3.500%, 9/15/20	150,000	152,991
3.250%, 8/19/21	350,000	351,916
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18	1,450,000	1,461,774
3.875%, 11/26/23	500,000	507,000
Diageo Capital plc
5.750%, 10/23/17	1,700,000	1,823,320
1.125%, 4/29/18	1,250,000	1,233,231
2.625%, 4/29/23	1,500,000	1,447,537
Diageo Investment Corp. 2.875%, 5/11/22	1,000,000	990,061
Dr. Pepper Snapple Group, Inc.
2.600%, 1/15/19	300,000	301,091
3.200%, 11/15/21	300,000	300,981
3.400%, 11/15/25	1,250,000	1,229,607
Fomento Economico Mexicano S.A.B. de C.V. 2.875%, 5/10/23	150,000	140,546
Molson Coors Brewing Co. 3.500%, 5/1/22	500,000	502,249
PepsiCo, Inc.
0.950%, 2/22/17	1,036,000	1,032,724
1.125%, 7/17/17	750,000	747,838
1.250%, 8/13/17	1,900,000	1,896,926
1.000%, 10/13/17	280,000	278,043
5.000%, 6/1/18	156,000	168,403
7.900%, 11/1/18	1,297,000	1,519,498
2.250%, 1/7/19	1,000,000	1,011,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

4.500%, 1/15/20	$2,700,000	$2,920,443
2.150%, 10/14/20	750,000	743,440
3.125%, 11/1/20	250,000	258,676
2.750%, 3/5/22	1,750,000	1,752,561
3.100%, 7/17/22	750,000	764,943
2.750%, 3/1/23	1,000,000	994,564
3.600%, 3/1/24	1,000,000	1,041,835
3.500%, 7/17/25	750,000	772,866

		57,991,338

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	1,730,000	1,819,566
1.125%, 12/15/17	1,000,000	998,534
1.700%, 12/15/19	1,000,000	988,285
CVS Health Corp.
5.750%, 6/1/17	1,545,000	1,636,379
1.900%, 7/20/18	1,000,000	998,972
2.250%, 12/5/18	694,000	697,655
2.250%, 8/12/19	1,500,000	1,496,990
4.750%, 5/18/20	304,000	328,698
2.800%, 7/20/20	2,000,000	2,008,166
3.500%, 7/20/22	1,650,000	1,682,494
2.750%, 12/1/22	2,000,000	1,940,770
4.000%, 12/5/23	1,100,000	1,140,657
3.875%, 7/20/25	2,400,000	2,455,210
Kroger Co.
6.400%, 8/15/17	100,000	107,447
6.150%, 1/15/20	1,602,000	1,803,529
3.300%, 1/15/21	100,000	101,498
2.950%, 11/1/21	960,000	948,634
3.400%, 4/15/22	350,000	352,717
3.850%, 8/1/23	1,250,000	1,289,552
4.000%, 2/1/24	190,000	197,554
Sysco Corp.
5.250%, 2/12/18	1,139,000	1,215,498
2.600%, 10/1/20	500,000	500,177
Walgreen Co.
5.250%, 1/15/19	162,000	173,821
3.100%, 9/15/22	1,281,000	1,239,386
Walgreens Boots Alliance, Inc.
1.750%, 11/17/17	1,000,000	993,538
2.700%, 11/18/19	1,000,000	993,124
3.300%, 11/18/21	940,000	924,132
3.800%, 11/18/24	2,000,000	1,936,755
Wal-Mart Stores, Inc.
1.000%, 4/21/17	1,000,000	998,660
5.800%, 2/15/18	596,000	651,051
1.125%, 4/11/18	1,625,000	1,614,493
4.125%, 2/1/19	1,750,000	1,874,325
3.625%, 7/8/20	187,000	200,257
3.250%, 10/25/20	3,037,000	3,200,290
2.550%, 4/11/23	1,650,000	1,629,928
3.300%, 4/22/24	2,000,000	2,065,693
Whole Foods Market, Inc. 5.200%, 12/3/25 (b)§	500,000	499,860

		43,704,295

Food Products (0.6%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,038,000	1,119,708
4.479%, 3/1/21	250,000	272,334

Bunge Ltd. Finance Corp.
8.500%, 6/15/19	$565,000	$657,254
3.500%, 11/24/20	625,000	621,128
Campbell Soup Co.
3.050%, 7/15/17	269,000	274,400
4.500%, 2/15/19	521,000	556,105
4.250%, 4/15/21	100,000	105,535
2.500%, 8/2/22	363,000	346,665
3.300%, 3/19/25	450,000	445,906
ConAgra Foods, Inc.
1.900%, 1/25/18	1,375,000	1,363,090
7.000%, 4/15/19	1,150,000	1,303,844
3.200%, 1/25/23	2,306,000	2,198,845
General Mills, Inc.
5.650%, 2/15/19	1,202,000	1,321,048
2.200%, 10/21/19	1,000,000	1,001,774
3.150%, 12/15/21	2,000,000	1,998,747
Hershey Co.
1.600%, 8/21/18	160,000	159,591
4.125%, 12/1/20	500,000	535,888
2.625%, 5/1/23	250,000	245,676
3.200%, 8/21/25	300,000	301,904
Hormel Foods Corp. 4.125%, 4/15/21	350,000	374,864
Ingredion, Inc.
1.800%, 9/25/17	250,000	248,293
4.625%, 11/1/20	269,000	282,598
J.M. Smucker Co. 3.500%, 10/15/21	750,000	769,264
Kellogg Co.
1.750%, 5/17/17	1,000,000	1,003,246
3.250%, 5/21/18	290,000	297,419
4.150%, 11/15/19	500,000	528,995
4.000%, 12/15/20	542,000	569,907
3.125%, 5/17/22	500,000	500,360
Kraft Foods Group, Inc.
2.250%, 6/5/17	1,000,000	1,006,163
6.125%, 8/23/18	1,250,000	1,378,054
5.375%, 2/10/20	1,163,000	1,270,409
3.500%, 6/6/22	1,700,000	1,714,025
Kraft Heinz Foods Co.
1.600%, 6/30/17§	510,000	508,075
2.000%, 7/2/18§	415,000	414,218
2.800%, 7/2/20§	900,000	894,617
3.500%, 7/15/22§	900,000	907,810
3.950%, 7/15/25§	1,100,000	1,108,813
McCormick & Co., Inc.
3.900%, 7/15/21	250,000	266,527
3.500%, 9/1/23	357,000	362,326
3.250%, 11/15/25	235,000	235,838
Mead Johnson Nutrition Co.
4.900%, 11/1/19	804,000	864,367
3.000%, 11/15/20	310,000	310,545
4.125%, 11/15/25	610,000	614,270
Mondelez International, Inc.
6.125%, 2/1/18	1,866,000	2,021,800
4.000%, 2/1/24	2,150,000	2,215,570
Tyson Foods, Inc.
2.650%, 8/15/19	2,750,000	2,752,968
4.500%, 6/15/22	1,375,000	1,465,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Unilever Capital Corp.
0.850%, 8/2/17	$1,500,000	$1,488,427
4.800%, 2/15/19	1,296,000	1,409,805
2.200%, 3/6/19	500,000	506,931
2.100%, 7/30/20	400,000	398,949
4.250%, 2/10/21	350,000	380,941
3.100%, 7/30/25	300,000	303,493

		44,205,274

Household Products (0.2%)
Church & Dwight Co., Inc. 2.450%, 12/15/19	500,000	496,954
Clorox Co.
3.800%, 11/15/21	500,000	519,790
3.050%, 9/15/22	610,000	603,422
3.500%, 12/15/24	500,000	496,126
Colgate-Palmolive Co.
1.500%, 11/1/18	500,000	500,559
2.300%, 5/3/22	1,000,000	992,903
2.100%, 5/1/23	1,000,000	967,592
3.250%, 3/15/24	500,000	517,389
Kimberly-Clark Corp.
6.125%, 8/1/17	1,858,000	1,997,004
7.500%, 11/1/18	800,000	922,569
1.900%, 5/22/19	500,000	498,120
2.150%, 8/15/20	300,000	297,886
3.875%, 3/1/21	100,000	106,986
2.650%, 3/1/25	200,000	193,919
3.050%, 8/15/25	300,000	297,711
Procter & Gamble Co.
1.600%, 11/15/18	900,000	905,581
4.700%, 2/15/19	2,465,000	2,681,846
3.100%, 8/15/23	2,625,000	2,747,784

		15,744,141

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	913,000	1,097,452
9.250%, 8/6/19	2,437,000	2,976,596
2.625%, 1/14/20	1,500,000	1,498,865
4.750%, 5/5/21	950,000	1,028,305
2.850%, 8/9/22	1,700,000	1,661,946
2.950%, 5/2/23	156,000	151,829
Philip Morris International, Inc.
1.625%, 3/20/17	250,000	251,252
1.250%, 8/11/17	250,000	249,914
1.125%, 8/21/17	1,000,000	997,815
1.250%, 11/9/17	160,000	159,855
5.650%, 5/16/18	2,689,000	2,940,646
1.875%, 1/15/19	600,000	598,077
4.500%, 3/26/20	1,000,000	1,086,108
4.125%, 5/17/21	300,000	320,431
2.500%, 8/22/22	1,000,000	977,271
2.625%, 3/6/23	1,150,000	1,125,637
3.600%, 11/15/23	600,000	622,943
3.250%, 11/10/24	500,000	503,316
3.375%, 8/11/25	250,000	253,139
Reynolds American, Inc.
6.750%, 6/15/17	900,000	962,115
2.300%, 6/12/18	190,000	192,284
8.125%, 6/23/19	572,000	677,491
6.875%, 5/1/20	1,266,000	1,447,076

3.250%, 6/12/20	$300,000	$304,441
4.000%, 6/12/22	600,000	623,944
3.250%, 11/1/22	694,000	684,313
3.750%, 5/20/23	500,000	501,201
4.850%, 9/15/23	1,500,000	1,598,131
4.450%, 6/12/25	2,035,000	2,131,830

		27,624,223

Total Consumer Staples		189,269,271

Energy (3.3%)
Energy Equipment & Services (0.3%)
Baker Hughes, Inc. 3.200%, 8/15/21	1,000,000	993,875
Cameron International Corp.
6.375%, 7/15/18	300,000	323,946
4.500%, 6/1/21	350,000	361,528
4.000%, 12/15/23	750,000	755,820
Diamond Offshore Drilling, Inc. 5.875%, 5/1/19	915,000	929,821
Ensco plc
4.700%, 3/15/21	2,166,000	1,770,246
5.200%, 3/15/25	1,150,000	815,325
FMC Technologies, Inc.
2.000%, 10/1/17	250,000	244,943
3.450%, 10/1/22	400,000	359,081
Halliburton Co.
2.000%, 8/1/18	250,000	247,203
6.150%, 9/15/19	1,723,000	1,936,796
2.700%, 11/15/20	1,012,000	1,000,394
3.250%, 11/15/21	350,000	350,884
3.375%, 11/15/22	994,000	981,219
3.500%, 8/1/23	800,000	785,138
3.800%, 11/15/25	1,562,000	1,533,925
Nabors Industries, Inc.
6.150%, 2/15/18	800,000	816,141
9.250%, 1/15/19	1,300,000	1,366,304
5.000%, 9/15/20	700,000	623,180
4.625%, 9/15/21	156,000	127,002
National Oilwell Varco, Inc.
1.350%, 12/1/17	500,000	491,302
2.600%, 12/1/22	687,000	603,709
Oceaneering International, Inc. 4.650%, 11/15/24	500,000	425,039
Pride International, Inc. 8.500%, 6/15/19	125,000	122,943
Rowan Cos., Inc.
7.875%, 8/1/19	345,000	341,680
4.875%, 6/1/22	47,000	35,023
4.750%, 1/15/24	1,000,000	714,938
SESI LLC 7.125%, 12/15/21	600,000	522,801
Western Atlas, Inc. 6.000%, 6/1/18	200,000	215,947

		19,796,153

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.
6.375%, 9/15/17	1,500,000	1,572,556
8.700%, 3/15/19	927,000	1,047,195
3.450%, 7/15/24	800,000	707,993
ANR Pipeline Co. 9.625%, 11/1/21	500,000	649,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Apache Corp.
3.625%, 2/1/21	$1,000,000	$993,833
3.250%, 4/15/22	362,000	345,803
Boardwalk Pipelines LP
5.750%, 9/15/19	739,000	745,729
4.950%, 12/15/24	500,000	438,667
BP Capital Markets plc
1.375%, 11/6/17	750,000	746,081
1.674%, 2/13/18	500,000	498,358
1.375%, 5/10/18	2,519,000	2,489,263
2.241%, 9/26/18	1,500,000	1,499,597
4.750%, 3/10/19	1,121,000	1,208,677
2.237%, 5/10/19	100,000	99,198
2.521%, 1/15/20	880,000	878,195
2.315%, 2/13/20	1,000,000	989,336
4.500%, 10/1/20	1,637,000	1,747,276
4.742%, 3/11/21	1,000,000	1,097,612
3.561%, 11/1/21	1,500,000	1,528,385
3.245%, 5/6/22	1,375,000	1,369,009
2.500%, 11/6/22	1,500,000	1,419,936
2.750%, 5/10/23	1,000,000	937,018
3.994%, 9/26/23	500,000	510,727
3.814%, 2/10/24	1,150,000	1,156,440
3.535%, 11/4/24	1,150,000	1,127,173
Buckeye Partners LP
5.500%, 8/15/19	479,000	488,895
4.875%, 2/1/21	1,420,000	1,400,859
Canadian Natural Resources Ltd.
5.700%, 5/15/17	2,095,000	2,142,775
1.750%, 1/15/18	875,000	854,106
5.900%, 2/1/18	100,000	105,759
3.800%, 4/15/24	64,000	57,037
Cenovus Energy, Inc.
5.700%, 10/15/19	1,673,000	1,768,926
3.800%, 9/15/23	500,000	460,017
Chevron Corp.
1.344%, 11/9/17	750,000	747,341
1.104%, 12/5/17	1,500,000	1,490,612
1.365%, 3/2/18	1,500,000	1,489,102
1.718%, 6/24/18	2,000,000	1,995,510
1.790%, 11/16/18	750,000	746,251
4.950%, 3/3/19	1,346,000	1,467,327
2.193%, 11/15/19	715,000	712,473
1.961%, 3/3/20	1,500,000	1,476,323
2.427%, 6/24/20	2,250,000	2,248,969
2.419%, 11/17/20	750,000	746,292
2.411%, 3/3/22	500,000	485,603
2.355%, 12/5/22	1,800,000	1,725,473
3.191%, 6/24/23	1,425,000	1,435,849
3.326%, 11/17/25	1,000,000	1,003,227
CNOOC Finance 2013 Ltd.
1.750%, 5/9/18	254,000	250,490
3.000%, 5/9/23	2,450,000	2,310,472
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25	1,600,000	1,525,152
CNOOC Finance Australia Pty Ltd. 2.625%, 5/5/20	1,000,000	980,190
CNOOC Nexen Finance 2014 ULC
1.625%, 4/30/17	2,000,000	1,989,546
4.250%, 4/30/24	1,100,000	1,111,743

Columbia Pipeline Group, Inc.
2.450%, 6/1/18§	$175,000	$171,366
3.300%, 6/1/20§	250,000	243,274
4.500%, 6/1/25§	400,000	370,280
ConocoPhillips Co.
1.050%, 12/15/17	1,750,000	1,716,981
5.750%, 2/1/19	2,166,000	2,340,725
6.000%, 1/15/20	1,000,000	1,124,455
2.200%, 5/15/20	430,000	415,598
2.400%, 12/15/22	1,806,000	1,645,106
3.350%, 11/15/24	250,000	234,737
3.350%, 5/15/25	715,000	646,043
Continental Resources, Inc.
4.500%, 4/15/23	3,650,000	2,599,956
3.800%, 6/1/24	685,000	484,151
Devon Energy Corp.
2.250%, 12/15/18	250,000	229,707
6.300%, 1/15/19	1,000,000	1,029,969
4.000%, 7/15/21	837,000	770,951
3.250%, 5/15/22	750,000	633,784
5.850%, 12/15/25	500,000	484,755
Ecopetrol S.A.
4.250%, 9/18/18	1,000,000	990,000
7.625%, 7/23/19	1,859,000	2,024,079
4.125%, 1/16/25	1,000,000	800,000
El Paso Natural Gas Co. LLC 5.950%, 4/15/17	500,000	509,480
Enable Midstream Partners LP
2.400%, 5/15/19	750,000	676,112
3.900%, 5/15/24	750,000	576,978
Enbridge Energy Partners LP
9.875%, 3/1/19	500,000	568,853
5.200%, 3/15/20	1,081,000	1,104,909
4.200%, 9/15/21	500,000	478,611
Enbridge, Inc.
5.600%, 4/1/17	200,000	206,660
3.500%, 6/10/24	1,000,000	838,478
EnCana Corp. 6.500%, 5/15/19	618,000	642,983
Energy Transfer Partners LP
2.500%, 6/15/18	675,000	645,371
6.700%, 7/1/18	844,000	889,256
9.700%, 3/15/19	346,000	385,840
9.000%, 4/15/19	1,000,000	1,120,363
4.150%, 10/1/20	800,000	736,138
4.650%, 6/1/21	1,500,000	1,403,650
5.200%, 2/1/22	1,000,000	936,220
3.600%, 2/1/23	1,150,000	950,321
4.050%, 3/15/25	2,000,000	1,662,712
4.750%, 1/15/26	1,250,000	1,063,508
EnLink Midstream Partners LP 4.400%, 4/1/24	1,000,000	798,972
Enterprise Products Operating LLC
6.300%, 9/15/17	100,000	105,381
6.650%, 4/15/18	2,000,000	2,167,941
2.550%, 10/15/19	750,000	719,927
5.250%, 1/31/20	200,000	210,331
5.200%, 9/1/20	1,500,000	1,576,601
4.050%, 2/15/22	500,000	490,964
3.350%, 3/15/23	1,356,000	1,249,598
3.750%, 2/15/25	1,415,000	1,289,192

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

EOG Resources, Inc.
5.625%, 6/1/19	$1,094,000	$1,204,801
4.100%, 2/1/21	1,625,000	1,710,574
3.150%, 4/1/25	2,000,000	1,928,452
EQT Corp.
6.500%, 4/1/18	500,000	524,626
8.125%, 6/1/19	1,027,000	1,110,168
4.875%, 11/15/21	156,000	149,766
EQT Midstream Partners LP 4.000%, 8/1/24	415,000	341,597
Exxon Mobil Corp.
0.921%, 3/15/17	3,150,000	3,145,956
1.305%, 3/6/18	250,000	249,272
1.819%, 3/15/19	1,500,000	1,500,082
1.912%, 3/6/20	1,000,000	993,574
2.397%, 3/6/22	250,000	245,844
3.176%, 3/15/24	2,000,000	2,026,896
2.709%, 3/6/25	1,000,000	984,165
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.500%, 11/15/20	163,000	105,156
Gulf South Pipeline Co. LP 4.000%, 6/15/22	750,000	692,217
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	300,000	297,261
Hess Corp.
1.300%, 6/15/17	200,000	195,622
8.125%, 2/15/19	1,140,000	1,289,904
Husky Energy, Inc.
7.250%, 12/15/19	295,000	328,222
3.950%, 4/15/22	2,000,000	1,868,751
4.000%, 4/15/24	125,000	114,988
Kinder Morgan Energy Partners LP
6.000%, 2/1/17	685,000	700,313
2.650%, 2/1/19	500,000	464,896
9.000%, 2/1/19	793,000	857,864
6.850%, 2/15/20	1,061,000	1,096,910
6.500%, 4/1/20	375,000	381,997
5.300%, 9/15/20	202,000	199,364
3.500%, 3/1/21	2,040,000	1,847,603
5.800%, 3/1/21	1,000,000	995,145
4.150%, 3/1/22	500,000	449,665
3.950%, 9/1/22	3,750,000	3,253,482
3.450%, 2/15/23	500,000	418,680
3.500%, 9/1/23	100,000	83,367
4.250%, 9/1/24	750,000	643,349
Kinder Morgan, Inc. 2.000%, 12/1/17	1,110,000	1,073,037
Magellan Midstream Partners LP
6.550%, 7/15/19	287,000	316,814
4.250%, 2/1/21	624,000	631,963
3.200%, 3/15/25	750,000	659,984
Marathon Oil Corp.
6.000%, 10/1/17	500,000	514,311
5.900%, 3/15/18	283,000	285,957
2.700%, 6/1/20	750,000	663,199
2.800%, 11/1/22	875,000	706,060
3.850%, 6/1/25	750,000	598,588
Marathon Petroleum Corp.
2.700%, 12/14/18	1,000,000	987,979
3.400%, 12/15/20	1,000,000	982,235
5.125%, 3/1/21	391,000	412,290

MPLX LP
4.875%, 12/1/24 (b)§	$1,000,000	$893,028
4.000%, 2/15/25	300,000	248,433
Murphy Oil Corp. 3.700%, 12/1/22	1,125,000	900,637
Nexen Energy ULC 6.200%, 7/30/19	500,000	550,000
Noble Energy, Inc.
8.250%, 3/1/19	998,000	1,126,438
4.150%, 12/15/21	156,000	152,272
3.900%, 11/15/24	1,500,000	1,337,381
Noble Holding International Ltd.
2.500%, 3/15/17	400,000	377,308
4.900%, 8/1/20	677,000	504,518
4.625%, 3/1/21	1,125,000	788,255
Occidental Petroleum Corp.
1.750%, 2/15/17	400,000	399,919
1.500%, 2/15/18	500,000	492,956
4.100%, 2/1/21	1,950,000	2,049,345
3.125%, 2/15/22	1,500,000	1,493,910
2.700%, 2/15/23	1,156,000	1,093,180
ONEOK Partners LP
3.200%, 9/15/18	1,500,000	1,420,408
8.625%, 3/1/19	1,602,000	1,767,070
3.375%, 10/1/22	150,000	119,912
5.000%, 9/15/23	1,000,000	885,674
Petroleos Mexicanos
5.750%, 3/1/18	1,286,000	1,335,511
3.500%, 7/18/18	1,000,000	991,250
3.125%, 1/23/19	1,500,000	1,443,585
8.000%, 5/3/19	1,900,000	2,091,900
6.000%, 3/5/20	2,323,000	2,414,759
3.500%, 7/23/20§	2,000,000	1,893,000
4.875%, 1/24/22	1,500,000	1,443,750
3.500%, 1/30/23	2,381,000	2,071,470
4.875%, 1/18/24	2,000,000	1,846,800
2.378%, 4/15/25	1,026,000	1,021,506
2.460%, 12/15/25	1,000,000	999,057
Phillips 66
2.950%, 5/1/17	1,794,000	1,816,964
4.300%, 4/1/22	2,250,000	2,318,818
Phillips 66 Partners LP 3.605%, 2/15/25	1,000,000	881,201
Pioneer Natural Resources Co.
6.650%, 3/15/17	1,500,000	1,578,882
7.500%, 1/15/20	250,000	265,332
3.450%, 1/15/21	500,000	463,544
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	477,000	490,563
8.750%, 5/1/19	404,000	446,541
2.600%, 12/15/19	1,575,000	1,403,276
5.000%, 2/1/21	1,000,000	957,797
3.850%, 10/15/23	250,000	207,374
3.600%, 11/1/24	1,250,000	1,013,873
Southwestern Energy Co. 4.100%, 3/15/22	1,667,000	1,048,931
Spectra Energy Capital LLC
6.200%, 4/15/18	984,000	1,042,082
8.000%, 10/1/19	345,000	391,643
3.300%, 3/15/23	500,000	442,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Spectra Energy Partners LP
2.950%, 9/25/18	$1,400,000	$1,373,836
3.500%, 3/15/25	1,000,000	884,922
Statoil ASA
3.125%, 8/17/17	1,062,000	1,088,831
1.250%, 11/9/17	1,000,000	992,226
1.150%, 5/15/18	1,500,000	1,473,392
5.250%, 4/15/19	1,406,000	1,539,725
2.250%, 11/8/19	1,000,000	998,182
2.900%, 11/8/20	1,170,000	1,185,419
2.750%, 11/10/21	1,000,000	1,005,102
3.150%, 1/23/22	1,000,000	1,003,516
2.450%, 1/17/23	500,000	477,640
2.650%, 1/15/24	500,000	473,162
3.700%, 3/1/24	1,000,000	1,019,278
3.250%, 11/10/24	600,000	589,713
Suncor Energy, Inc.
6.100%, 6/1/18	1,925,000	2,065,784
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21	250,000	240,767
3.450%, 1/15/23	750,000	633,198
4.250%, 4/1/24	1,000,000	865,589
5.950%, 12/1/25	250,000	241,043
Talisman Energy, Inc. 7.750%, 6/1/19	1,412,000	1,528,300
TC PipeLines LP 4.375%, 3/13/25	1,000,000	881,063
Tennessee Gas Pipeline Co. LLC 7.500%, 4/1/17	550,000	564,977
Total Capital Canada Ltd.
1.450%, 1/15/18	1,150,000	1,143,444
2.750%, 7/15/23	1,000,000	959,642
Total Capital International S.A.
1.000%, 1/10/17	650,000	648,064
1.550%, 6/28/17	1,000,000	1,000,235
2.125%, 1/10/19	1,000,000	1,000,369
2.100%, 6/19/19	1,000,000	989,624
2.875%, 2/17/22	250,000	247,964
2.700%, 1/25/23	1,187,000	1,144,094
3.750%, 4/10/24	2,000,000	2,039,338
Total Capital S.A.
2.125%, 8/10/18	1,000,000	1,002,151
4.450%, 6/24/20	825,000	888,518
4.125%, 1/28/21	1,100,000	1,179,932
4.250%, 12/15/21	500,000	534,684
TransCanada PipeLines Ltd.
1.625%, 11/9/17	750,000	743,588
1.875%, 1/12/18	1,000,000	993,379
7.125%, 1/15/19	1,293,000	1,441,948
3.800%, 10/1/20	1,298,000	1,323,835
2.500%, 8/1/22	850,000	784,667
6.350%, 5/15/67 (l)	1,371,000	1,024,822
Transcontinental Gas Pipe Line Co. LLC 6.050%, 6/15/18	100,000	106,113
Valero Energy Corp.
6.125%, 6/15/17	500,000	525,841
9.375%, 3/15/19	554,000	655,710
6.125%, 2/1/20	1,154,000	1,270,789
3.650%, 3/15/25	600,000	573,550

Western Gas Partners LP
4.000%, 7/1/22	$500,000	$444,451
3.950%, 6/1/25	1,400,000	1,170,772
Williams Cos., Inc.
3.700%, 1/15/23	500,000	341,327
4.550%, 6/24/24	2,250,000	1,563,391
Williams Partners LP
5.250%, 3/15/20	1,640,000	1,519,226
4.125%, 11/15/20	250,000	217,118
4.000%, 11/15/21	750,000	647,341
3.600%, 3/15/22	2,000,000	1,576,109
3.350%, 8/15/22	1,200,000	910,878
4.500%, 11/15/23	1,000,000	826,146
4.300%, 3/4/24	4,000,000	3,262,328
4.000%, 9/15/25	2,500,000	1,874,179
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	338,218
XTO Energy, Inc. 6.250%, 8/1/17	1,150,000	1,234,043

		250,410,021

Total Energy		270,206,174

Financials (14.0%)
Banks (6.9%)
Agricultural Bank Of China Ltd./New York
2.000%, 5/21/18	397,000	395,090
2.750%, 5/21/20	500,000	498,318
American Express Bank FSB 6.000%, 9/13/17	500,000	535,522
Associated Banc-Corp. 2.750%, 11/15/19	550,000	546,174
Australia & New Zealand Banking Group Ltd./New York
1.250%, 1/10/17	1,250,000	1,251,551
1.250%, 6/13/17	1,500,000	1,497,513
1.875%, 10/6/17	500,000	502,296
1.500%, 1/16/18	1,100,000	1,093,942
1.450%, 5/15/18	750,000	743,236
2.000%, 11/16/18	250,000	250,275
2.700%, 11/16/20	500,000	501,187
3.700%, 11/16/25	1,000,000	1,020,124
Banco Bilbao Vizcaya Argentaria S.A. 3.000%, 10/20/20	1,000,000	995,046
Bancolombia S.A.
5.950%, 6/3/21	500,000	511,875
Bank of America Corp.
3.875%, 3/22/17	1,000,000	1,026,829
5.700%, 5/2/17	2,400,000	2,500,039
1.700%, 8/25/17	2,280,000	2,272,820
6.400%, 8/28/17	2,147,000	2,300,516
6.000%, 9/1/17	5,060,000	5,385,632
5.750%, 12/1/17	1,500,000	1,602,571
2.000%, 1/11/18	1,350,000	1,346,571
6.875%, 4/25/18	4,624,000	5,109,681
5.650%, 5/1/18	4,289,000	4,616,725
6.875%, 11/15/18	130,000	146,081
2.600%, 1/15/19	1,742,000	1,745,805
2.650%, 4/1/19	1,133,000	1,135,571
7.625%, 6/1/19	3,439,000	3,981,401

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.250%, 4/21/20	$2,050,000	$2,002,111
5.625%, 7/1/20	5,310,000	5,885,004
5.000%, 5/13/21	1,500,000	1,639,058
5.700%, 1/24/22	2,500,000	2,824,520
3.300%, 1/11/23	4,300,000	4,242,841
4.100%, 7/24/23	2,000,000	2,069,485
4.125%, 1/22/24	1,200,000	1,240,308
4.000%, 4/1/24	5,000,000	5,116,830
4.200%, 8/26/24	625,000	620,279
4.000%, 1/22/25	1,000,000	978,087
3.950%, 4/21/25	2,450,000	2,384,156
3.875%, 8/1/25	2,000,000	2,032,831
Bank of Montreal
2.500%, 1/11/17	1,000,000	1,014,046
1.300%, 7/14/17	1,250,000	1,251,238
1.400%, 9/11/17	1,700,000	1,698,949
1.450%, 4/9/18	1,000,000	992,328
2.550%, 11/6/22	1,300,000	1,288,100
Bank of Nova Scotia
1.250%, 4/11/17	1,250,000	1,248,656
1.300%, 7/21/17	1,000,000	997,713
1.450%, 4/25/18	1,150,000	1,140,550
1.700%, 6/11/18	1,500,000	1,493,864
2.050%, 6/5/19	1,000,000	994,940
2.350%, 10/21/20	1,750,000	1,729,679
4.375%, 1/13/21	1,150,000	1,243,374
2.800%, 7/21/21	1,000,000	1,009,753
Barclays Bank plc
2.500%, 2/20/19	2,000,000	2,014,069
5.125%, 1/8/20	1,200,000	1,325,514
5.140%, 10/14/20	2,269,000	2,454,271
3.750%, 5/15/24	1,250,000	1,274,289
Barclays plc
2.000%, 3/16/18	1,000,000	995,413
2.750%, 11/8/19	2,250,000	2,249,804
2.875%, 6/8/20	2,500,000	2,493,910
3.650%, 3/16/25	1,750,000	1,684,468
BB&T Corp.
4.900%, 6/30/17	693,000	722,212
1.600%, 8/15/17	1,200,000	1,199,851
2.050%, 6/19/18	850,000	850,038
2.250%, 2/1/19	600,000	600,955
6.850%, 4/30/19	100,000	114,240
5.250%, 11/1/19	460,000	502,314
2.625%, 6/29/20	1,350,000	1,352,993
3.950%, 3/22/22	250,000	264,033
BNP Paribas S.A.
1.375%, 3/17/17	4,000,000	3,992,702
2.375%, 9/14/17	1,000,000	1,009,653
2.700%, 8/20/18	2,000,000	2,031,005
2.400%, 12/12/18	100,000	100,627
2.450%, 3/17/19	1,700,000	1,710,465
5.000%, 1/15/21	2,569,000	2,832,371
3.250%, 3/3/23	650,000	648,990
4.250%, 10/15/24	1,000,000	986,636
Branch Banking & Trust Co.
1.000%, 4/3/17	2,000,000	1,988,516
2.300%, 10/15/18	1,000,000	1,013,412
3.625%, 9/16/25	750,000	754,980
3.800%, 10/30/26	300,000	307,070

Canadian Imperial Bank of Commerce 1.550%, 1/23/18	$100,000	$99,411
Capital One Bank USA N.A.
2.150%, 11/21/18	250,000	248,595
2.250%, 2/13/19	2,000,000	1,988,811
8.800%, 7/15/19	1,787,000	2,130,468
3.375%, 2/15/23	1,000,000	977,062
Capital One N.A./Virginia
1.500%, 9/5/17	3,000,000	2,975,854
1.500%, 3/22/18	1,000,000	984,198
2.350%, 8/17/18	500,000	500,588
2.950%, 7/23/21	1,000,000	991,002
Citigroup, Inc.
1.550%, 8/14/17	5,000,000	4,981,174
1.850%, 11/24/17	800,000	798,838
1.800%, 2/5/18	1,500,000	1,492,427
1.700%, 4/27/18	1,000,000	991,120
1.750%, 5/1/18	1,156,000	1,146,849
2.150%, 7/30/18	2,720,000	2,718,243
2.500%, 9/26/18	3,000,000	3,021,991
2.050%, 12/7/18	4,000,000	3,975,117
2.400%, 2/18/20	2,000,000	1,976,370
2.650%, 10/26/20	4,250,000	4,218,619
4.500%, 1/14/22	200,000	214,241
4.050%, 7/30/22	150,000	153,091
3.375%, 3/1/23	1,150,000	1,148,641
3.500%, 5/15/23	1,000,000	984,138
3.875%, 10/25/23	1,550,000	1,600,563
3.750%, 6/16/24	500,000	510,629
4.000%, 8/5/24	2,500,000	2,479,719
3.875%, 3/26/25	500,000	485,828
3.300%, 4/27/25	3,000,000	2,947,346
4.400%, 6/10/25	650,000	656,005
Citizens Bank N.A./Rhode Island
2.450%, 12/4/19	750,000	739,091
Citizens Financial Group, Inc.
4.350%, 8/1/25	750,000	754,476
4.300%, 12/3/25	750,000	754,535
Comerica Bank
2.500%, 6/2/20	1,250,000	1,245,920
4.000%, 7/27/25	250,000	254,715
Comerica, Inc.
2.125%, 5/23/19	400,000	396,499
Commonwealth Bank of Australia/New York
1.125%, 3/13/17	1,000,000	997,307
1.900%, 9/18/17	1,250,000	1,256,534
1.625%, 3/12/18	1,500,000	1,495,121
2.500%, 9/20/18	1,000,000	1,014,552
1.750%, 11/2/18	585,000	581,221
2.250%, 3/13/19	1,350,000	1,355,084
2.300%, 9/6/19	1,000,000	997,759
2.300%, 3/12/20	1,500,000	1,487,068
2.400%, 11/2/20	1,000,000	990,576
Compass Bank
1.850%, 9/29/17	500,000	497,093
6.400%, 10/1/17	300,000	318,897
3.875%, 4/10/25	1,000,000	929,700
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	1,350,000	1,377,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

4.500%, 1/11/21	$1,500,000	$1,634,962
3.875%, 2/8/22	2,812,000	2,970,707
3.950%, 11/9/22	1,000,000	1,018,084
4.375%, 8/4/25	500,000	505,953
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A./New York
1.700%, 3/19/18	1,000,000	998,705
2.250%, 1/14/19	3,000,000	3,015,340
2.250%, 1/14/20	1,000,000	992,950
3.375%, 5/21/25	1,000,000	990,095
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
4.625%, 12/1/23	1,000,000	1,042,576
Corpbanca S.A.
3.125%, 1/15/18	500,000	488,750
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20§	500,000	495,231
3.125%, 12/10/20 (b)§	1,250,000	1,242,022
3.800%, 9/15/22§	2,500,000	2,495,787
3.750%, 3/26/25§	750,000	727,562
Discover Bank/Delaware
2.600%, 11/13/18	1,365,000	1,366,119
7.000%, 4/15/20	1,200,000	1,362,000
3.100%, 6/4/20	500,000	501,627
3.200%, 8/9/21	350,000	347,726
4.200%, 8/8/23	550,000	564,598
Fifth Third Bancorp
5.450%, 1/15/17	100,000	103,835
4.500%, 6/1/18	1,000,000	1,052,431
2.300%, 3/1/19	1,000,000	1,000,534
2.875%, 7/27/20	1,500,000	1,500,063
4.300%, 1/16/24	700,000	716,269
Fifth Third Bank/Ohio
1.450%, 2/28/18	300,000	297,837
2.150%, 8/20/18	1,000,000	1,000,098
2.375%, 4/25/19	1,000,000	1,003,633
First Republic Bank/California
2.375%, 6/17/19	500,000	499,951
Glitnir HF
0.000%, 10/15/08 (h)§	4,650,000	1,395,000
HSBC Bank USA N.A.
4.875%, 8/24/20	1,000,000	1,086,172
HSBC Bank USA N.A./New York
6.000%, 8/9/17	750,000	798,654
HSBC Holdings plc
5.100%, 4/5/21	2,700,000	2,998,143
4.875%, 1/14/22	750,000	822,520
4.000%, 3/30/22	1,650,000	1,732,604
4.250%, 3/14/24	1,700,000	1,701,207
4.250%, 8/18/25	1,600,000	1,589,882
Huntington Bancshares, Inc./Ohio
2.600%, 8/2/18	750,000	757,823
7.000%, 12/15/20	80,000	94,165
Huntington National Bank
1.375%, 4/24/17	2,000,000	1,989,859
2.200%, 11/6/18	1,000,000	996,749
2.200%, 4/1/19	500,000	497,421

Industrial & Commercial Bank of China Ltd./New York
2.351%, 11/13/17	$355,000	$356,101
2.157%, 11/13/18	750,000	747,074
3.231%, 11/13/19	700,000	712,165
2.905%, 11/13/20	750,000	745,384
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18	1,505,000	1,545,109
3.875%, 1/15/19	2,400,000	2,477,027
5.250%, 1/12/24	1,500,000	1,603,894
JPMorgan Chase & Co.
1.350%, 2/15/17	3,300,000	3,300,068
2.000%, 8/15/17	1,750,000	1,757,561
6.000%, 1/15/18	4,043,000	4,374,525
1.800%, 1/25/18	1,000,000	998,236
1.625%, 5/15/18	2,156,000	2,136,845
2.350%, 1/28/19	5,000,000	5,001,175
6.300%, 4/23/19	7,707,000	8,632,846
4.950%, 3/25/20	500,000	541,918
2.750%, 6/23/20	1,250,000	1,253,142
4.400%, 7/22/20	3,230,000	3,455,368
4.250%, 10/15/20	874,000	928,761
2.550%, 10/29/20	3,385,000	3,357,402
4.625%, 5/10/21	2,000,000	2,164,787
4.350%, 8/15/21	300,000	319,300
4.500%, 1/24/22	2,000,000	2,157,762
3.250%, 9/23/22	2,849,000	2,853,452
3.200%, 1/25/23	4,369,000	4,345,643
3.375%, 5/1/23	2,075,000	2,032,910
3.875%, 2/1/24	5,000,000	5,151,478
3.625%, 5/13/24	3,000,000	3,035,754
3.900%, 7/15/25	3,000,000	3,089,879
KeyBank N.A./Ohio
1.650%, 2/1/18	2,000,000	1,988,839
1.700%, 6/1/18	250,000	247,952
2.250%, 3/16/20	750,000	742,728
3.300%, 6/1/25	250,000	247,970
KeyCorp
2.900%, 9/15/20	1,175,000	1,170,607
5.100%, 3/24/21	1,375,000	1,506,904
KfW
4.875%, 1/17/17	2,965,000	3,071,102
1.250%, 2/15/17	812,000	812,300
0.750%, 3/17/17	7,000,000	6,958,738
0.875%, 9/5/17	2,000,000	1,989,093
0.875%, 12/15/17	3,000,000	2,972,680
1.000%, 1/26/18	3,000,000	2,968,591
4.375%, 3/15/18	3,000,000	3,191,563
1.000%, 6/11/18	2,000,000	1,975,572
4.500%, 7/16/18	2,385,000	2,558,533
1.125%, 11/16/18	2,000,000	1,978,919
1.875%, 4/1/19	3,150,000	3,166,707
4.875%, 6/17/19	1,900,000	2,092,368
1.750%, 10/15/19	2,500,000	2,485,610
4.000%, 1/27/20	8,539,000	9,253,009
1.500%, 4/20/20	4,000,000	3,930,345
1.875%, 6/30/20	3,000,000	2,994,870
2.750%, 9/8/20	2,436,000	2,504,427
2.750%, 10/1/20	3,150,000	3,236,527
1.875%, 11/30/20	1,500,000	1,493,043
2.375%, 8/25/21	1,500,000	1,523,278
2.625%, 1/25/22	3,000,000	3,083,077

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.000%, 10/4/22	$2,312,000	$2,278,142
2.125%, 1/17/23	3,350,000	3,315,388
2.500%, 11/20/24	5,000,000	5,048,938
2.000%, 5/2/25	2,000,000	1,939,176
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	2,229,000	2,326,340
0.875%, 9/12/17	1,000,000	994,307
2.375%, 9/13/17	1,000,000	1,019,257
1.000%, 4/4/18	3,250,000	3,222,569
1.750%, 4/15/19	2,000,000	2,006,855
1.375%, 10/23/19	829,000	815,788
2.000%, 1/13/25	3,000,000	2,877,477
Lloyds Bank plc
4.200%, 3/28/17	1,500,000	1,547,928
1.750%, 3/16/18	1,000,000	998,768
1.750%, 5/14/18	500,000	498,482
2.000%, 8/17/18	1,000,000	999,154
2.300%, 11/27/18	1,200,000	1,203,911
2.350%, 9/5/19	1,000,000	997,236
2.400%, 3/17/20	750,000	745,825
2.700%, 8/17/20	1,000,000	1,004,668
6.375%, 1/21/21	1,000,000	1,174,318
3.500%, 5/14/25	750,000	752,462
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	542,586
1.450%, 3/7/18	1,000,000	990,346
2.300%, 1/30/19	800,000	801,552
2.250%, 7/25/19	1,100,000	1,094,081
2.900%, 2/6/25	1,500,000	1,455,760
MUFG Americas Holdings Corp.
1.625%, 2/9/18	250,000	247,777
2.250%, 2/10/20	250,000	246,254
3.500%, 6/18/22	2,200,000	2,244,688
3.000%, 2/10/25	100,000	96,043
MUFG Union Bank N.A.
2.625%, 9/26/18	1,000,000	1,008,910
National Australia Bank Ltd./New York
2.750%, 3/9/17	1,800,000	1,828,289
2.300%, 7/25/18	1,250,000	1,264,738
3.000%, 1/20/23	1,350,000	1,346,019
National Bank of Canada
2.100%, 12/14/18	1,500,000	1,495,126
Oesterreichische Kontrollbank AG
5.000%, 4/25/17	1,346,000	1,413,490
0.750%, 5/19/17	1,000,000	994,927
1.125%, 5/29/18	2,000,000	1,986,206
1.625%, 3/12/19	1,000,000	998,390
2.375%, 10/1/21	1,500,000	1,510,244
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	296,685
PNC Bank N.A.
1.125%, 1/27/17	1,500,000	1,498,957
4.875%, 9/21/17	1,000,000	1,047,255
1.500%, 10/18/17	2,000,000	1,994,142
1.500%, 2/23/18	250,000	248,397
1.600%, 6/1/18	500,000	496,710
1.850%, 7/20/18	536,000	535,316
1.800%, 11/5/18	250,000	248,773
2.200%, 1/28/19	1,500,000	1,506,561

2.300%, 6/1/20	$500,000	$496,911
2.600%, 7/21/20	750,000	754,043
2.450%, 11/5/20	250,000	248,939
2.950%, 1/30/23	250,000	246,747
3.800%, 7/25/23	1,000,000	1,030,377
3.300%, 10/30/24	1,000,000	1,007,503
2.950%, 2/23/25	250,000	244,664
3.250%, 6/1/25	500,000	500,785
PNC Financial Services Group, Inc.
2.854%, 11/9/22 (e)	2,000,000	1,979,688
3.900%, 4/29/24	500,000	511,253
PNC Funding Corp.
5.625%, 2/1/17	2,050,000	2,131,467
6.700%, 6/10/19	500,000	572,556
5.125%, 2/8/20	981,000	1,080,770
4.375%, 8/11/20	1,839,000	1,986,110
Regions Bank/Alabama
2.250%, 9/14/18	1,250,000	1,251,163
Regions Financial Corp.
2.000%, 5/15/18	650,000	643,535
Royal Bank of Canada
1.000%, 4/27/17	650,000	647,271
1.250%, 6/16/17	500,000	498,878
1.400%, 10/13/17	1,000,000	996,851
1.500%, 1/16/18	2,000,000	1,986,414
2.200%, 7/27/18	2,000,000	2,017,146
2.000%, 12/10/18	1,750,000	1,751,577
2.150%, 3/15/19	750,000	752,551
2.150%, 3/6/20	750,000	744,260
2.350%, 10/30/20	2,500,000	2,472,312
Royal Bank of Scotland Group plc
1.875%, 3/31/17	2,100,000	2,089,500
6.400%, 10/21/19	1,010,000	1,114,788
Santander Holdings USA, Inc.
4.500%, 7/17/25	1,500,000	1,534,670
Santander Issuances S.A.U.
5.179%, 11/19/25	1,000,000	985,904
Santander UK Group Holdings plc
2.875%, 10/16/20	750,000	745,487
Societe Generale S.A.
2.750%, 10/12/17	750,000	759,098
2.625%, 10/1/18	1,000,000	1,011,691
Sumitomo Mitsui Banking Corp.
1.800%, 7/18/17	1,000,000	1,000,973
1.500%, 1/18/18	500,000	494,569
2.500%, 7/19/18	250,000	252,412
1.950%, 7/23/18	500,000	497,970
2.450%, 1/10/19	800,000	805,980
2.250%, 7/11/19	750,000	746,790
2.450%, 1/16/20	500,000	497,959
2.650%, 7/23/20	750,000	750,835
2.450%, 10/20/20	800,000	792,515
3.200%, 7/18/22	750,000	754,295
3.000%, 1/18/23	1,000,000	985,968
3.950%, 1/10/24	2,250,000	2,338,085
3.400%, 7/11/24	2,000,000	1,985,536
3.650%, 7/23/25	750,000	766,523
SunTrust Banks, Inc./Georgia
3.500%, 1/20/17	156,000	158,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

1.350%, 2/15/17	$750,000	$748,680
6.000%, 9/11/17	500,000	531,944
7.250%, 3/15/18	946,000	1,046,284
2.350%, 11/1/18	350,000	352,197
2.500%, 5/1/19	1,250,000	1,257,196
SVB Financial Group
5.375%, 9/15/20	160,000	175,395
Svenska Handelsbanken AB
1.625%, 3/21/18	1,000,000	996,220
2.500%, 1/25/19	3,000,000	3,036,512
Toronto-Dominion Bank
1.125%, 5/2/17	1,500,000	1,494,490
1.625%, 3/13/18	350,000	349,084
1.400%, 4/30/18	1,000,000	992,118
1.750%, 7/23/18	1,500,000	1,500,356
2.625%, 9/10/18	1,000,000	1,022,808
2.125%, 7/2/19	1,000,000	999,470
2.250%, 11/5/19	1,600,000	1,591,839
2.500%, 12/14/20	1,000,000	996,832
U.S. Bancorp
1.650%, 5/15/17	1,500,000	1,506,327
4.125%, 5/24/21	1,000,000	1,081,675
3.000%, 3/15/22	750,000	765,977
2.950%, 7/15/22	2,125,000	2,122,110
3.700%, 1/30/24	500,000	523,396
3.600%, 9/11/24	1,000,000	1,018,740
U.S. Bank N.A./Ohio
1.100%, 1/30/17	1,000,000	997,796
1.375%, 9/11/17	1,000,000	999,137
1.350%, 1/26/18	1,000,000	995,899
2.125%, 10/28/19	2,500,000	2,489,951
2.800%, 1/27/25	1,000,000	975,986
Wachovia Corp.
5.750%, 6/15/17 (b)	422,000	446,227
5.750%, 2/1/18	4,146,000	4,470,793
Wells Fargo & Co.
2.100%, 5/8/17	200,000	201,911
1.400%, 9/8/17 (b)	1,500,000	1,495,573
5.625%, 12/11/17	3,647,000	3,915,901
1.500%, 1/16/18	1,006,000	1,000,659
2.150%, 1/15/19	1,166,000	1,169,586
2.125%, 4/22/19	5,000,000	4,999,013
2.150%, 1/30/20	1,250,000	1,237,886
2.550%, 12/7/20	1,715,000	1,703,652
3.000%, 1/22/21	1,500,000	1,520,705
4.600%, 4/1/21	2,000,000	2,181,014
3.500%, 3/8/22	1,844,000	1,908,048
3.450%, 2/13/23	1,806,000	1,811,577
4.125%, 8/15/23	3,000,000	3,109,104
3.300%, 9/9/24	2,000,000	1,994,548
3.000%, 2/19/25	2,500,000	2,421,764
Wells Fargo Bank N.A.
6.000%, 11/15/17	500,000	537,839
Westpac Banking Corp.
1.200%, 5/19/17	788,000	786,572
2.000%, 8/14/17	1,700,000	1,713,663
1.500%, 12/1/17	3,000,000	2,990,087
1.600%, 1/12/18	500,000	498,670
1.550%, 5/25/18	450,000	446,800
4.625%, 6/1/18	62,000	65,148
1.950%, 11/23/18	750,000	748,648
2.250%, 1/17/19	600,000	601,083

4.875%, 11/19/19	$1,800,000	$1,970,007
2.300%, 5/26/20	1,000,000	992,710
2.600%, 11/23/20	1,500,000	1,496,443

		570,416,101

Capital Markets (2.1%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	352,304
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,611,000	1,863,220
5.300%, 3/15/20	156,000	172,911
4.000%, 10/15/23	150,000	156,377
3.700%, 10/15/24	750,000	761,137
Apollo Investment Corp.
5.250%, 3/3/25	350,000	339,267
Ares Capital Corp.
4.875%, 11/30/18	500,000	520,640
3.875%, 1/15/20	300,000	301,592
Bank of New York Mellon Corp.
1.300%, 1/25/18	250,000	248,570
1.600%, 5/22/18	972,000	969,449
2.100%, 1/15/19	48,000	48,178
2.300%, 9/11/19	1,500,000	1,502,300
2.150%, 2/24/20	2,000,000	1,980,054
2.600%, 8/17/20	350,000	351,344
2.450%, 11/27/20	1,000,000	994,402
4.150%, 2/1/21	2,187,000	2,348,572
3.550%, 9/23/21	750,000	787,014
3.650%, 2/4/24	2,100,000	2,186,139
3.000%, 2/24/25	1,500,000	1,477,425
BGC Partners, Inc.
5.375%, 12/9/19	300,000	309,321
BlackRock, Inc.
5.000%, 12/10/19	1,473,000	1,630,382
4.250%, 5/24/21	1,000,000	1,084,371
3.375%, 6/1/22	500,000	513,741
3.500%, 3/18/24	1,400,000	1,438,199
Charles Schwab Corp.
4.450%, 7/22/20	850,000	924,410
3.225%, 9/1/22	1,197,000	1,224,891
3.000%, 3/10/25	150,000	148,241
Credit Suisse AG/New York
1.375%, 5/26/17	1,000,000	994,370
1.750%, 1/29/18	3,000,000	2,984,691
1.700%, 4/27/18	3,500,000	3,474,394
2.300%, 5/28/19	900,000	900,873
5.300%, 8/13/19	1,346,000	1,482,568
5.400%, 1/14/20	2,000,000	2,186,967
4.375%, 8/5/20	2,850,000	3,056,790
3.000%, 10/29/21	850,000	846,762
3.625%, 9/9/24	3,000,000	3,026,403
Deutsche Bank AG
2.950%, 8/20/20	750,000	751,033
Deutsche Bank AG/London
1.400%, 2/13/17	1,250,000	1,244,167
1.350%, 5/30/17	1,650,000	1,638,496
6.000%, 9/1/17	2,096,000	2,220,560
1.875%, 2/13/18	500,000	495,008
2.500%, 2/13/19	1,600,000	1,604,371
3.700%, 5/30/24	2,000,000	1,992,538
Eaton Vance Corp.
6.500%, 10/2/17	60,000	64,455
3.625%, 6/15/23	500,000	505,921

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Franklin Resources, Inc.
2.850%, 3/30/25	$1,250,000	$1,182,550
FS Investment Corp.
4.000%, 7/15/19	400,000	399,586
4.750%, 5/15/22	500,000	488,881
Goldman Sachs Group, Inc.
5.625%, 1/15/17	2,543,000	2,642,919
6.250%, 9/1/17	2,219,000	2,380,793
5.950%, 1/18/18	6,451,000	6,947,431
2.375%, 1/22/18	750,000	756,180
6.150%, 4/1/18	1,318,000	1,432,607
2.900%, 7/19/18	3,000,000	3,056,558
7.500%, 2/15/19	2,999,000	3,423,544
2.550%, 10/23/19	1,000,000	1,000,091
5.375%, 3/15/20	3,650,000	4,030,677
2.600%, 4/23/20	3,000,000	2,994,751
6.000%, 6/15/20	1,428,000	1,617,046
2.750%, 9/15/20	350,000	349,969
5.250%, 7/27/21	1,905,000	2,109,772
5.750%, 1/24/22	4,400,000	5,001,210
3.625%, 1/22/23	2,244,000	2,271,787
4.000%, 3/3/24	3,045,000	3,130,970
3.850%, 7/8/24	2,000,000	2,041,754
3.500%, 1/23/25	3,250,000	3,210,862
3.750%, 5/22/25	2,400,000	2,411,360
Invesco Finance plc
3.125%, 11/30/22	1,000,000	993,489
Jefferies Group LLC
5.125%, 4/13/18	525,000	546,872
8.500%, 7/15/19	1,446,000	1,682,404
5.125%, 1/20/23	117,000	116,041
Lazard Group LLC
4.250%, 11/14/20	1,000,000	1,034,375
Legg Mason, Inc.
2.700%, 7/15/19	375,000	373,370
Mellon Funding Corp.
5.500%, 11/15/18	1,000,000	1,097,681
Morgan Stanley
4.750%, 3/22/17	656,000	679,259
5.550%, 4/27/17	7,250,000	7,601,100
6.625%, 4/1/18	2,848,000	3,129,302
2.125%, 4/25/18	4,504,000	4,513,744
2.500%, 1/24/19	2,000,000	2,008,216
7.300%, 5/13/19	2,718,000	3,122,123
2.375%, 7/23/19	3,000,000	2,987,836
5.625%, 9/23/19	2,039,000	2,245,697
5.500%, 1/26/20	250,000	276,277
2.650%, 1/27/20	3,000,000	2,988,081
5.500%, 7/24/20	1,522,000	1,688,210
5.750%, 1/25/21	4,112,000	4,626,654
5.500%, 7/28/21	2,130,000	2,384,717
4.875%, 11/1/22	312,000	331,869
3.750%, 2/25/23	3,394,000	3,486,427
4.100%, 5/22/23	2,000,000	2,026,402
3.875%, 4/29/24	4,000,000	4,076,380
3.700%, 10/23/24	2,000,000	2,009,886
4.000%, 7/23/25	505,000	521,277
Nomura Holdings, Inc.
2.750%, 3/19/19	1,000,000	1,008,212
6.700%, 3/4/20	959,000	1,108,326
Northern Trust Corp.
3.450%, 11/4/20	850,000	888,178

3.375%, 8/23/21	$375,000	$393,120
2.375%, 8/2/22	500,000	491,365
PennantPark Investment Corp.
4.500%, 10/1/19	400,000	400,636
Prospect Capital Corp.
5.000%, 7/15/19	350,000	355,415
Raymond James Financial, Inc.
8.600%, 8/15/19	439,000	519,811
Stifel Financial Corp.
4.250%, 7/18/24	600,000	597,317
TD Ameritrade Holding Corp.
5.600%, 12/1/19	100,000	111,405
2.950%, 4/1/22	250,000	248,514
3.625%, 4/1/25	1,000,000	1,015,217
UBS AG/Connecticut
1.375%, 8/14/17	3,395,000	3,376,390
1.800%, 3/26/18	2,000,000	1,991,525
2.375%, 8/14/19	500,000	500,813
2.350%, 3/26/20	750,000	748,008
Washington Prime Group LP
3.850%, 4/1/20	250,000	252,512

		177,540,569

Consumer Finance (1.6%)
American Express Centurion Bank
6.000%, 9/13/17	1,250,000	1,338,805
American Express Co.
6.150%, 8/28/17	416,000	446,532
7.000%, 3/19/18	3,922,000	4,345,424
1.550%, 5/22/18	2,000,000	1,981,887
8.125%, 5/20/19	1,212,000	1,431,436
2.650%, 12/2/22	1,487,000	1,443,752
3.625%, 12/5/24	1,070,000	1,053,051
American Express Credit Corp.
2.375%, 3/24/17	2,000,000	2,021,032
1.800%, 7/31/18	500,000	498,149
1.875%, 11/5/18	400,000	398,750
2.125%, 3/18/19	750,000	750,590
2.250%, 8/15/19	2,500,000	2,495,890
2.375%, 5/26/20	1,750,000	1,743,394
American Honda Finance Corp.
0.950%, 5/5/17	1,500,000	1,491,738
1.200%, 7/14/17	2,150,000	2,141,562
1.550%, 12/11/17	800,000	797,651
1.600%, 7/13/18	1,000,000	994,049
2.125%, 10/10/18	1,000,000	1,006,007
Capital One Financial Corp.
6.750%, 9/15/17	1,546,000	1,666,353
4.750%, 7/15/21	500,000	540,956
3.750%, 4/24/24	1,000,000	1,010,928
4.200%, 10/29/25	750,000	740,615
Caterpillar Financial Services Corp.
1.750%, 3/24/17	500,000	502,585
1.250%, 8/18/17	1,500,000	1,493,378
1.250%, 11/6/17	250,000	249,160
1.300%, 3/1/18	1,000,000	989,618
5.450%, 4/15/18	1,000,000	1,080,240
1.700%, 6/16/18	400,000	398,139
7.150%, 2/15/19	2,520,000	2,901,508
2.100%, 6/9/19	700,000	698,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.000%, 3/5/20	$1,500,000	$1,482,717
2.500%, 11/13/20	500,000	499,424
2.850%, 6/1/22	500,000	495,819
2.625%, 3/1/23	1,000,000	963,995
3.300%, 6/9/24	700,000	698,794
Discover Financial Services
6.450%, 6/12/17	498,000	524,767
5.200%, 4/27/22	100,000	106,563
3.850%, 11/21/22	1,144,000	1,129,700
3.950%, 11/6/24	250,000	245,313
3.750%, 3/4/25	350,000	336,385
Ford Motor Credit Co. LLC
1.500%, 1/17/17	714,000	709,452
4.250%, 2/3/17	300,000	306,757
1.461%, 3/27/17	1,250,000	1,238,927
3.000%, 6/12/17	5,000,000	5,050,368
1.684%, 9/8/17	1,000,000	988,483
1.724%, 12/6/17	1,200,000	1,182,262
2.375%, 1/16/18	1,382,000	1,376,772
2.240%, 6/15/18	520,000	514,629
2.551%, 10/5/18	500,000	497,126
2.459%, 3/27/20	1,500,000	1,454,081
3.157%, 8/4/20	500,000	497,138
3.200%, 1/15/21	750,000	745,043
5.875%, 8/2/21	5,850,000	6,525,651
3.219%, 1/9/22	1,500,000	1,464,301
4.250%, 9/20/22	2,700,000	2,774,164
4.134%, 8/4/25	600,000	597,680
General Motors Financial Co., Inc.
4.750%, 8/15/17	2,000,000	2,067,500
2.400%, 4/10/18	2,000,000	1,982,500
3.100%, 1/15/19	500,000	497,600
3.150%, 1/15/20	2,000,000	1,979,000
3.200%, 7/13/20	1,250,000	1,222,656
3.700%, 11/24/20	1,750,000	1,747,813
3.450%, 4/10/22	2,000,000	1,911,250
4.000%, 1/15/25	2,000,000	1,888,750
4.300%, 7/13/25	1,250,000	1,207,031
HSBC Finance Corp. 6.676%, 1/15/21	3,826,000	4,390,187
HSBC USA, Inc.
1.625%, 1/16/18	1,000,000	993,021
1.700%, 3/5/18	2,000,000	1,986,828
2.000%, 8/7/18	500,000	499,073
2.250%, 6/23/19	1,250,000	1,245,165
2.350%, 3/5/20	2,000,000	1,974,797
2.750%, 8/7/20	500,000	499,961
5.000%, 9/27/20	650,000	710,386
3.500%, 6/23/24	900,000	905,334
John Deere Capital Corp.
5.500%, 4/13/17	208,000	218,753
2.800%, 9/18/17	1,500,000	1,530,405
1.200%, 10/10/17	1,000,000	995,613
1.300%, 3/12/18	1,150,000	1,141,460
1.600%, 7/13/18	500,000	497,926
1.750%, 8/10/18	200,000	199,759
5.750%, 9/10/18	1,108,000	1,217,978
1.950%, 12/13/18	650,000	650,771
2.250%, 4/17/19	500,000	503,056
2.050%, 3/10/20	750,000	739,800
2.375%, 7/14/20	500,000	497,737

2.450%, 9/11/20	$200,000	$199,403
2.800%, 3/4/21	1,000,000	1,008,716
3.900%, 7/12/21	350,000	369,892
3.150%, 10/15/21	500,000	508,416
2.750%, 3/15/22	1,000,000	996,672
3.350%, 6/12/24	650,000	660,672
3.400%, 9/11/25	350,000	354,020
PACCAR Financial Corp.
1.600%, 3/15/17	750,000	751,424
1.400%, 11/17/17	55,000	54,723
1.450%, 3/9/18	1,500,000	1,490,598
1.400%, 5/18/18	200,000	198,268
1.750%, 8/14/18	165,000	164,705
2.500%, 8/14/20	250,000	248,303
Synchrony Financial
1.875%, 8/15/17	2,000,000	1,989,219
2.600%, 1/15/19	750,000	745,112
3.000%, 8/15/19	600,000	599,080
2.700%, 2/3/20	750,000	734,868
4.250%, 8/15/24	750,000	743,328
4.500%, 7/23/25	500,000	502,524
Toyota Motor Credit Corp.
2.050%, 1/12/17	1,000,000	1,008,431
1.750%, 5/22/17	1,300,000	1,307,365
1.250%, 10/5/17	1,500,000	1,495,190
1.375%, 1/10/18	1,000,000	995,719
1.450%, 1/12/18	540,000	538,455
1.550%, 7/13/18	750,000	747,807
2.000%, 10/24/18	200,000	201,576
2.125%, 7/18/19	1,000,000	1,003,257
2.150%, 3/12/20	3,000,000	2,982,347
4.500%, 6/17/20	300,000	326,749
4.250%, 1/11/21	1,300,000	1,405,845
2.750%, 5/17/21	750,000	758,158
3.400%, 9/15/21	1,050,000	1,090,177
3.300%, 1/12/22	156,000	160,786
2.800%, 7/13/22	750,000	748,993
2.625%, 1/10/23	1,150,000	1,134,101

		135,185,392

Diversified Financial Services (1.2%)
Alterra Finance LLC 6.250%, 9/30/20	500,000	562,217
Bank of America N.A.
1.250%, 2/14/17	1,000,000	997,854
5.300%, 3/15/17	1,300,000	1,350,799
1.650%, 3/26/18	2,000,000	1,982,429
1.750%, 6/5/18	1,000,000	993,290
2.050%, 12/7/18	2,500,000	2,492,166
Bear Stearns Cos. LLC
5.550%, 1/22/17	2,721,000	2,828,506
6.400%, 10/2/17	1,346,000	1,449,185
7.250%, 2/1/18	2,070,000	2,282,173
4.650%, 7/2/18	125,000	132,764
Berkshire Hathaway, Inc.
1.900%, 1/31/17	1,000,000	1,010,098
1.550%, 2/9/18	1,000,000	997,930
2.100%, 8/14/19	1,200,000	1,206,009
3.750%, 8/15/21	500,000	533,647
3.400%, 1/31/22	500,000	523,025
3.000%, 2/11/23	1,250,000	1,268,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Block Financial LLC
4.125%, 10/1/20	$500,000	$505,977
5.250%, 10/1/25	500,000	511,709
Boeing Capital Corp. 2.900%, 8/15/18	156,000	160,791
Braskem Finance Ltd. 6.450%, 2/3/24	1,250,000	1,053,125
Brixmor Operating Partnership LP 3.850%, 2/1/25	355,000	345,361
CME Group, Inc./Illinois
3.000%, 9/15/22	500,000	503,221
3.000%, 3/15/25	1,000,000	981,571
GE Capital International Funding Co.
2.342%, 11/15/20§	19,885,000	19,671,037
3.373%, 11/15/25§	5,000,000	5,075,000
General Electric Capital Corp.
5.625%, 9/15/17	62,000	66,360
6.375%, 11/15/67 (l)	625,000	650,781
Intercontinental Exchange, Inc.
2.750%, 12/1/20	610,000	609,139
4.000%, 10/15/23	850,000	881,432
3.750%, 12/1/25	610,000	610,462
JPMorgan Chase Bank N.A. 6.000%, 10/1/17	3,750,000	3,997,996
Leucadia National Corp. 5.500%, 10/18/23	800,000	780,500
McGraw Hill Financial, Inc.
5.900%, 11/15/17	500,000	527,370
2.500%, 8/15/18	250,000	247,923
3.300%, 8/14/20	600,000	604,664
4.000%, 6/15/25	250,000	249,019
Moody’s Corp.
2.750%, 7/15/19	500,000	504,837
5.500%, 9/1/20	500,000	549,168
4.500%, 9/1/22	31,000	33,056
4.875%, 2/15/24	500,000	533,064
Murray Street Investment Trust I 4.647%, 3/9/17 (e)	1,156,000	1,193,315
Nasdaq, Inc.
5.250%, 1/16/18	220,000	232,692
5.550%, 1/15/20	894,000	985,287
National Credit Union Administration Guaranteed Notes 2.350%, 6/12/17	1,200,000	1,220,246
National Rural Utilities Cooperative Finance Corp.
5.450%, 4/10/17	125,000	131,317
0.950%, 4/24/17	750,000	745,472
5.450%, 2/1/18	250,000	268,756
10.375%, 11/1/18	1,000,000	1,218,612
2.350%, 6/15/20	2,000,000	1,988,950
2.300%, 11/1/20	250,000	247,751
3.400%, 11/15/23	1,000,000	1,022,244
3.250%, 11/1/25	250,000	248,952
4.750%, 4/30/43 (l)	350,000	346,500
NYSE Holdings LLC 2.000%, 10/5/17	1,000,000	1,003,139
ORIX Corp. 3.750%, 3/9/17	1,000,000	1,022,482

Private Export Funding Corp.
1.375%, 2/15/17	$1,775,000	$1,781,502
1.875%, 7/15/18	400,000	404,245
2.250%, 3/15/20	2,000,000	2,030,179
2.300%, 9/15/20	500,000	507,482
2.050%, 11/15/22	1,125,000	1,070,161
3.550%, 1/15/24	729,000	782,750
3.250%, 6/15/25	500,000	519,299
Sasol Financing International plc 4.500%, 11/14/22	750,000	685,500
Schlumberger Investment S.A. 3.650%, 12/1/23	1,500,000	1,526,679
Shell International Finance B.V.
1.125%, 8/21/17	1,000,000	991,892
1.250%, 11/10/17	750,000	742,676
1.900%, 8/10/18	1,000,000	999,550
1.625%, 11/10/18	750,000	743,797
4.300%, 9/22/19	2,147,000	2,293,806
4.375%, 3/25/20	1,629,000	1,749,393
2.125%, 5/11/20	1,500,000	1,475,705
2.250%, 11/10/20	750,000	738,931
2.375%, 8/21/22	1,175,000	1,132,351
3.400%, 8/12/23	900,000	897,915
3.250%, 5/11/25	2,500,000	2,426,306
Voya Financial, Inc.
2.900%, 2/15/18	700,000	706,980
5.500%, 7/15/22	550,000	614,809
XTRA Finance Corp. 5.150%, 4/1/17	100,000	104,192

		97,066,221

Insurance (0.9%)
ACE INA Holdings, Inc.
5.800%, 3/15/18	100,000	108,081
5.900%, 6/15/19	1,235,000	1,372,218
2.300%, 11/3/20	665,000	660,970
3.350%, 5/15/24	600,000	604,358
3.150%, 3/15/25	1,000,000	988,239
3.350%, 5/3/26	410,000	409,012
Aflac, Inc.
2.650%, 2/15/17	250,000	253,063
4.000%, 2/15/22	500,000	525,410
3.625%, 6/15/23	1,150,000	1,187,155
3.625%, 11/15/24	1,000,000	1,013,558
Alleghany Corp. 5.625%, 9/15/20	200,000	218,579
Allied World Assurance Co. Holdings Ltd.
5.500%, 11/15/20	500,000	544,963
4.350%, 10/29/25	250,000	244,650
Allstate Corp.
7.450%, 5/16/19	973,000	1,129,679
3.150%, 6/15/23	156,000	155,976
5.750%, 8/15/53 (l)	500,000	510,000
American Financial Group, Inc./Ohio 9.875%, 6/15/19	169,000	205,310
American International Group, Inc.
5.850%, 1/16/18	1,072,000	1,153,489
2.300%, 7/16/19	1,000,000	990,613
3.375%, 8/15/20	500,000	513,179
6.400%, 12/15/20	3,100,000	3,560,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

4.875%, 6/1/22	$750,000	$808,107
3.750%, 7/10/25	1,380,000	1,366,003
Aon Corp. 5.000%, 9/30/20	1,287,000	1,410,808
Aon plc
2.800%, 3/15/21	350,000	347,153
3.500%, 6/14/24	350,000	342,120
Aspen Insurance Holdings Ltd. 6.000%, 12/15/20	500,000	547,672
Assurant, Inc.
2.500%, 3/15/18	350,000	348,884
4.000%, 3/15/23	300,000	300,288
Assured Guaranty U.S. Holdings, Inc. 5.000%, 7/1/24	500,000	518,434
Axis Specialty Finance LLC 5.875%, 6/1/20	700,000	772,930
Berkshire Hathaway Finance Corp.
1.600%, 5/15/17	150,000	150,880
1.300%, 5/15/18	600,000	596,507
5.400%, 5/15/18	693,000	754,501
2.000%, 8/15/18	1,000,000	1,013,861
4.250%, 1/15/21	1,175,000	1,285,207
3.000%, 5/15/22	656,000	670,372
Brown & Brown, Inc. 4.200%, 9/15/24	350,000	346,640
Chubb Corp.
5.750%, 5/15/18	1,266,000	1,375,835
6.375%, 4/15/37 (l)	662,000	637,175
CNA Financial Corp.
7.350%, 11/15/19	571,000	657,160
5.875%, 8/15/20	902,000	1,000,929
Delphi Financial Group, Inc. 7.875%, 1/31/20	75,000	86,684
Fidelity National Financial, Inc.
6.600%, 5/15/17	500,000	526,598
5.500%, 9/1/22	500,000	532,194
First American Financial Corp.
4.600%, 11/15/24	500,000	508,237
Hartford Financial Services Group, Inc.
5.375%, 3/15/17	100,000	104,601
6.000%, 1/15/19	1,000,000	1,097,739
5.500%, 3/30/20	900,000	990,920
5.125%, 4/15/22	250,000	273,852
Horace Mann Educators Corp.
4.500%, 12/1/25	250,000	251,516
Infinity Property & Casualty Corp.
5.000%, 9/19/22	250,000	256,231
Kemper Corp.
4.350%, 2/15/25	500,000	493,753
Lincoln National Corp.
8.750%, 7/1/19	927,000	1,113,772
6.250%, 2/15/20	485,000	547,854
4.850%, 6/24/21	334,000	359,508
6.050%, 4/20/67 (l)	1,100,000	863,500
Loews Corp.
2.625%, 5/15/23	900,000	854,011
Markel Corp.
7.125%, 9/30/19	321,000	367,944
5.350%, 6/1/21	350,000	382,671

3.625%, 3/30/23	$300,000	$296,202
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	250,000	252,309
2.350%, 9/10/19	375,000	372,950
4.800%, 7/15/21	600,000	653,007
3.500%, 6/3/24	1,000,000	991,146
MetLife, Inc.
6.817%, 8/15/18	112,000	125,781
7.717%, 2/15/19	508,000	591,611
4.750%, 2/8/21	1,547,000	1,692,637
3.048%, 12/15/22	1,000,000	999,049
4.368%, 9/15/23	667,000	716,033
3.600%, 4/10/24	500,000	508,448
3.000%, 3/1/25	500,000	480,035
3.600%, 11/13/25	1,750,000	1,761,968
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22	250,000	251,092
Old Republic International Corp.
4.875%, 10/1/24	400,000	410,041
OneBeacon U.S. Holdings, Inc.
4.600%, 11/9/22	200,000	200,653
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	454,000	497,302
Principal Financial Group, Inc.
1.850%, 11/15/17	250,000	249,660
8.875%, 5/15/19	800,000	968,220
4.700%, 5/15/55 (l)	300,000	298,500
ProAssurance Corp.
5.300%, 11/15/23	750,000	795,263
Progressive Corp.
3.750%, 8/23/21	219,000	231,395
6.700%, 6/15/37 (l)	1,000,000	1,000,000
Protective Life Corp.
7.375%, 10/15/19	550,000	634,921
Prudential Financial, Inc.
6.000%, 12/1/17	1,320,000	1,415,347
2.300%, 8/15/18	1,000,000	1,005,223
7.375%, 6/15/19	916,000	1,063,095
2.350%, 8/15/19	1,000,000	997,648
5.375%, 6/21/20	1,100,000	1,222,652
4.500%, 11/16/21	1,000,000	1,079,645
8.875%, 6/15/38 (l)	303,000	342,390
5.625%, 6/15/43 (l)	3,000,000	3,052,500
Reinsurance Group of America, Inc.
6.450%, 11/15/19	369,000	414,735
5.000%, 6/1/21	60,000	64,681
4.700%, 9/15/23	1,500,000	1,579,029
RenaissanceRe Finance, Inc.
3.700%, 4/1/25	250,000	238,363
RenReinsurance North America Holdings, Inc.
5.750%, 3/15/20	100,000	108,836
StanCorp Financial Group, Inc.
5.000%, 8/15/22	350,000	363,479
Symetra Financial Corp.
4.250%, 7/15/24	300,000	295,298
Torchmark Corp.
9.250%, 6/15/19	275,000	332,704
3.800%, 9/15/22	250,000	248,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Travelers Cos., Inc.
5.750%, 12/15/17	$187,000	$201,289
5.800%, 5/15/18	1,100,000	1,201,069
5.900%, 6/2/19	500,000	562,995
Trinity Acquisition plc
4.625%, 8/15/23	250,000	255,676
Unum Group
5.625%, 9/15/20	700,000	768,531
4.000%, 3/15/24	300,000	300,008
3.875%, 11/5/25	200,000	196,102
W.R. Berkley Corp.
5.375%, 9/15/20	100,000	109,774
4.625%, 3/15/22	750,000	788,533
Willis Group Holdings plc
5.750%, 3/15/21	500,000	547,977
Willis North America, Inc.
6.200%, 3/28/17	500,000	520,479
XLIT Ltd.
2.300%, 12/15/18	750,000	749,765
4.450%, 3/31/25	1,280,000	1,251,201

		77,468,250

Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc.
2.750%, 1/15/20	250,000	245,674
3.900%, 6/15/23	1,000,000	989,684
American Campus Communities Operating Partnership LP
3.350%, 10/1/20	600,000	598,927
3.750%, 4/15/23	500,000	489,094
American Tower Corp.
4.500%, 1/15/18	100,000	104,285
3.400%, 2/15/19	950,000	971,901
5.050%, 9/1/20	1,058,000	1,140,430
3.450%, 9/15/21	1,000,000	996,699
4.700%, 3/15/22	500,000	529,596
3.500%, 1/31/23	1,150,000	1,123,433
5.000%, 2/15/24	1,000,000	1,056,298
AvalonBay Communities, Inc.
5.700%, 3/15/17	539,000	564,221
6.100%, 3/15/20	139,000	156,692
3.625%, 10/1/20	1,500,000	1,559,118
2.950%, 9/15/22	500,000	490,733
4.200%, 12/15/23	100,000	105,494
3.500%, 11/15/25	250,000	247,369
Boston Properties LP
3.700%, 11/15/18	600,000	623,478
5.875%, 10/15/19	200,000	222,548
5.625%, 11/15/20	2,015,000	2,249,349
3.850%, 2/1/23	500,000	511,086
3.125%, 9/1/23	1,000,000	972,686
Brandywine Operating Partnership LP
4.950%, 4/15/18	350,000	365,998
4.100%, 10/1/24	700,000	675,375
Brixmor Operating Partnership LP
3.875%, 8/15/22	475,000	473,104
Camden Property Trust
4.625%, 6/15/21	375,000	401,755
2.950%, 12/15/22	1,150,000	1,116,266

CBL & Associates LP
4.600%, 10/15/24	$262,000	$245,340
Corporate Office Properties LP
3.700%, 6/15/21	750,000	726,924
3.600%, 5/15/23	200,000	184,818
5.000%, 7/1/25	100,000	98,364
CubeSmart LP
4.375%, 12/15/23	250,000	257,469
4.000%, 11/15/25	500,000	496,223
DDR Corp.
3.500%, 1/15/21	550,000	549,674
4.625%, 7/15/22	1,000,000	1,036,287
3.375%, 5/15/23	350,000	332,804
3.625%, 2/1/25	250,000	236,293
Digital Delta Holdings LLC
3.400%, 10/1/20§	500,000	500,063
Digital Realty Trust LP
5.875%, 2/1/20	1,000,000	1,100,963
5.250%, 3/15/21	500,000	539,506
Duke Realty LP
5.950%, 2/15/17	312,000	325,470
6.500%, 1/15/18	466,000	503,106
Education Realty Operating Partnership LP
4.600%, 12/1/24	250,000	246,882
EPR Properties
7.750%, 7/15/20	269,000	312,562
5.750%, 8/15/22	250,000	264,286
5.250%, 7/15/23	150,000	153,398
4.500%, 4/1/25	350,000	334,349
Equity Commonwealth
6.650%, 1/15/18	481,000	507,412
5.875%, 9/15/20	250,000	268,070
ERP Operating LP
2.375%, 7/1/19	800,000	800,898
4.750%, 7/15/20	450,000	487,624
3.000%, 4/15/23	1,000,000	981,247
3.375%, 6/1/25	1,500,000	1,482,526
Essex Portfolio LP
3.375%, 1/15/23	500,000	490,524
3.250%, 5/1/23	1,000,000	971,833
3.500%, 4/1/25	650,000	624,609
Federal Realty Investment Trust
2.550%, 1/15/21	420,000	416,091
3.000%, 8/1/22	200,000	197,222
Government Properties Income Trust
3.750%, 8/15/19	500,000	503,488
HCP, Inc.
6.000%, 1/30/17	1,020,000	1,062,432
5.625%, 5/1/17	100,000	104,651
3.750%, 2/1/19	200,000	206,933
2.625%, 2/1/20	656,000	644,417
5.375%, 2/1/21	1,690,000	1,846,527
3.150%, 8/1/22	250,000	237,654
4.250%, 11/15/23	1,070,000	1,071,350
3.875%, 8/15/24	1,000,000	970,730
3.400%, 2/1/25	500,000	465,669
4.000%, 6/1/25	350,000	340,617
Healthcare Realty Trust, Inc.
3.875%, 5/1/25	500,000	485,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Healthcare Trust of America Holdings LP
3.375%, 7/15/21	$350,000	$343,182
3.700%, 4/15/23	250,000	243,153
Hospitality Properties Trust
5.625%, 3/15/17	350,000	361,807
4.500%, 6/15/23	1,000,000	985,732
Host Hotels & Resorts LP
4.750%, 3/1/23	1,100,000	1,138,836
4.000%, 6/15/25	310,000	296,828
Kilroy Realty LP
4.800%, 7/15/18	350,000	368,735
3.800%, 1/15/23	450,000	446,615
4.375%, 10/1/25	400,000	404,835
Kimco Realty Corp.
6.875%, 10/1/19	439,000	501,608
3.400%, 11/1/22	500,000	494,837
3.125%, 6/1/23	1,000,000	966,855
Lexington Realty Trust
4.250%, 6/15/23	250,000	247,902
Liberty Property LP
6.625%, 10/1/17	500,000	535,526
4.750%, 10/1/20	389,000	413,679
4.125%, 6/15/22	1,094,000	1,101,124
3.750%, 4/1/25	100,000	96,433
Mack-Cali Realty LP
2.500%, 12/15/17	100,000	99,892
7.750%, 8/15/19	639,000	709,303
3.150%, 5/15/23	150,000	131,565
Mid-America Apartments LP
4.300%, 10/15/23	175,000	179,355
3.750%, 6/15/24	450,000	442,814
4.000%, 11/15/25	350,000	347,495
National Retail Properties, Inc.
3.800%, 10/15/22	250,000	250,835
3.300%, 4/15/23	700,000	675,783
3.900%, 6/15/24	500,000	495,935
4.000%, 11/15/25	200,000	197,587
Piedmont Operating Partnership LP
4.450%, 3/15/24	500,000	503,284
Prologis LP
2.750%, 2/15/19	214,000	216,306
3.350%, 2/1/21	1,000,000	1,012,892
4.250%, 8/15/23	100,000	105,348
3.750%, 11/1/25	445,000	440,800
Realty Income Corp.
6.750%, 8/15/19	750,000	853,223
5.750%, 1/15/21	450,000	502,275
3.250%, 10/15/22	344,000	333,411
4.650%, 8/1/23	1,000,000	1,041,240
4.125%, 10/15/26	225,000	223,095
Retail Opportunity Investments Partnership LP
5.000%, 12/15/23	250,000	256,031
4.000%, 12/15/24	200,000	189,548
Retail Properties of America, Inc.
4.000%, 3/15/25	250,000	237,530
Senior Housing Properties Trust
3.250%, 5/1/19	850,000	844,159
Simon Property Group LP
2.150%, 9/15/17	250,000	252,509

2.200%, 2/1/19	$3,000,000	$3,015,893
10.350%, 4/1/19	1,000,000	1,228,531
5.650%, 2/1/20	1,985,000	2,228,619
2.500%, 9/1/20	500,000	499,638
4.375%, 3/1/21	1,095,000	1,185,303
3.750%, 2/1/24	1,000,000	1,042,309
3.500%, 9/1/25	500,000	505,931
UDR, Inc.
4.250%, 6/1/18	400,000	418,098
3.700%, 10/1/20	1,500,000	1,546,176
4.625%, 1/10/22	200,000	214,080
4.000%, 10/1/25	250,000	252,408
Ventas Realty LP
3.750%, 5/1/24	50,000	48,716
Ventas Realty LP/Ventas Capital Corp.
2.000%, 2/15/18	600,000	597,457
4.000%, 4/30/19	1,000,000	1,042,957
2.700%, 4/1/20	1,050,000	1,034,771
4.250%, 3/1/22	662,000	684,272
Vornado Realty LP
2.500%, 6/30/19	500,000	492,108
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,061,742
3.950%, 10/15/22	150,000	149,455
Weingarten Realty Investors
3.375%, 10/15/22	600,000	585,544
3.850%, 6/1/25	250,000	242,874
Welltower, Inc.
4.700%, 9/15/17	412,000	429,734
2.250%, 3/15/18	1,000,000	997,441
4.125%, 4/1/19	1,000,000	1,043,843
6.125%, 4/15/20	385,000	431,089
4.950%, 1/15/21	1,000,000	1,071,252
4.500%, 1/15/24	1,000,000	1,027,218
Weyerhaeuser Co.
4.625%, 9/15/23	1,000,000	1,042,795
WP Carey, Inc.
4.600%, 4/1/24	300,000	298,092
4.000%, 2/1/25	300,000	285,205

		86,787,530

Real Estate Management & Development (0.0%)
Brookfield Asset Management, Inc.
4.000%, 1/15/25	600,000	584,742
Columbia Property Trust Operating Partnership LP
4.150%, 4/1/25	250,000	246,785
Jones Lang LaSalle, Inc.
4.400%, 11/15/22	200,000	205,074
Tanger Properties LP
6.125%, 6/1/20	500,000	561,722

		1,598,323

Thrifts & Mortgage Finance (0.2%)
Abbey National Treasury Services plc/London
1.375%, 3/13/17	1,000,000	995,197
3.050%, 8/23/18	1,000,000	1,027,940
2.000%, 8/24/18	833,000	834,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.350%, 9/10/19	$670,000	$667,892
2.375%, 3/16/20	1,000,000	998,189
4.000%, 3/13/24	1,000,000	1,040,449
BPCE S.A.
1.625%, 2/10/17	500,000	499,780
1.613%, 7/25/17	750,000	748,112
1.625%, 1/26/18	250,000	248,235
2.500%, 12/10/18	1,100,000	1,108,430
2.500%, 7/15/19	1,250,000	1,254,541
2.250%, 1/27/20	500,000	497,411
4.000%, 4/15/24	1,250,000	1,296,877
Santander Bank N.A.
2.000%, 1/12/18	1,000,000	991,663
8.750%, 5/30/18	600,000	677,557

		12,886,496

Total Financials		1,158,948,882

Health Care (3.0%)
Biotechnology (0.4%)
Amgen, Inc.
2.125%, 5/15/17	1,500,000	1,507,987
5.850%, 6/1/17	1,680,000	1,777,167
6.150%, 6/1/18	200,000	220,514
5.700%, 2/1/19	958,000	1,054,375
2.200%, 5/22/19	750,000	747,675
4.500%, 3/15/20	315,000	336,267
2.125%, 5/1/20	250,000	245,212
3.450%, 10/1/20	1,312,000	1,347,756
4.100%, 6/15/21	1,000,000	1,055,515
2.700%, 5/1/22	500,000	485,127
3.625%, 5/15/22	1,094,000	1,122,400
3.625%, 5/22/24	2,750,000	2,746,903
3.125%, 5/1/25	250,000	237,998
Baxalta, Inc.
2.000%, 6/22/18§	335,000	332,202
2.875%, 6/23/20§	800,000	792,159
3.600%, 6/23/22§	750,000	750,935
4.000%, 6/23/25§	800,000	791,274
Biogen, Inc.
6.875%, 3/1/18	700,000	768,941
2.900%, 9/15/20	1,000,000	995,670
3.625%, 9/15/22	570,000	576,913
4.050%, 9/15/25	570,000	572,795
Celgene Corp.
2.125%, 8/15/18	555,000	555,669
2.300%, 8/15/18	486,000	489,093
2.875%, 8/15/20	1,000,000	1,000,221
3.950%, 10/15/20	1,031,000	1,078,228
3.250%, 8/15/22	850,000	841,527
3.550%, 8/15/22	1,000,000	1,008,963
4.000%, 8/15/23	850,000	873,602
3.625%, 5/15/24	2,000,000	1,977,978
3.875%, 8/15/25	1,000,000	996,067
Gilead Sciences, Inc.
1.850%, 9/4/18	770,000	772,114
2.050%, 4/1/19	1,150,000	1,152,792
2.350%, 2/1/20	380,000	379,653
2.550%, 9/1/20	2,250,000	2,247,021
4.400%, 12/1/21	2,187,000	2,361,827
3.250%, 9/1/22	835,000	841,273
3.700%, 4/1/24	1,000,000	1,022,267

		36,064,080

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories
5.125%, 4/1/19	$676,000	$742,689
2.000%, 3/15/20	500,000	498,362
4.125%, 5/27/20	325,000	350,041
2.550%, 3/15/22	750,000	743,483
2.950%, 3/15/25	1,000,000	984,196
Baxter International, Inc.
5.375%, 6/1/18	187,000	200,424
1.850%, 6/15/18	1,000,000	992,283
4.250%, 3/15/20	519,000	543,399
Becton Dickinson and Co.
1.800%, 12/15/17	583,000	581,341
5.000%, 5/15/19	200,000	216,153
6.375%, 8/1/19	600,000	679,548
2.675%, 12/15/19	625,000	627,130
3.250%, 11/12/20	1,300,000	1,325,562
3.300%, 3/1/23	400,000	395,139
3.875%, 5/15/24	500,000	509,122
3.734%, 12/15/24	1,857,000	1,874,353
BioMed Realty LP
6.125%, 4/15/20	350,000	371,714
Boston Scientific Corp.
2.650%, 10/1/18	500,000	502,051
6.000%, 1/15/20	1,100,000	1,224,827
2.850%, 5/15/20	250,000	247,619
3.375%, 5/15/22	250,000	247,041
3.850%, 5/15/25	750,000	739,900
C.R. Bard, Inc.
1.375%, 1/15/18	500,000	492,207
4.400%, 1/15/21	190,000	201,087
Covidien International Finance S.A.
6.000%, 10/15/17	1,422,000	1,528,527
4.200%, 6/15/20	700,000	750,582
2.950%, 6/15/23	1,000,000	986,486
Edwards Lifesciences Corp.
2.875%, 10/15/18	700,000	707,397
Medtronic, Inc.
1.375%, 4/1/18	1,500,000	1,490,310
2.500%, 3/15/20	1,170,000	1,174,220
4.450%, 3/15/20	1,794,000	1,939,018
4.125%, 3/15/21	500,000	533,194
3.125%, 3/15/22	150,000	151,531
3.150%, 3/15/22	3,000,000	3,030,595
2.750%, 4/1/23	769,000	755,128
3.625%, 3/15/24	1,000,000	1,025,352
3.500%, 3/15/25	4,000,000	4,031,552
St. Jude Medical, Inc.
2.000%, 9/15/18	500,000	498,774
2.800%, 9/15/20	650,000	647,858
3.250%, 4/15/23	1,150,000	1,127,227
3.875%, 9/15/25	490,000	495,434
Stryker Corp.
4.375%, 1/15/20	269,000	288,839
3.375%, 11/1/25	2,000,000	1,971,918
Zimmer Biomet Holdings, Inc.
1.450%, 4/1/17	500,000	496,828
2.000%, 4/1/18	415,000	412,129
2.700%, 4/1/20	1,100,000	1,084,813
3.375%, 11/30/21	500,000	500,082
3.150%, 4/1/22	750,000	736,496
3.550%, 4/1/25	1,075,000	1,046,033

		42,699,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Health Care Providers & Services (0.7%)
Aetna, Inc.
1.500%, 11/15/17	$1,000,000	$995,061
2.200%, 3/15/19	750,000	745,228
3.950%, 9/1/20	100,000	105,130
2.750%, 11/15/22	1,000,000	961,830
3.500%, 11/15/24	500,000	499,720
AmerisourceBergen Corp.
1.150%, 5/15/17	500,000	495,694
4.875%, 11/15/19	1,150,000	1,236,331
3.400%, 5/15/24	600,000	590,133
Anthem, Inc.
5.875%, 6/15/17	639,000	674,512
1.875%, 1/15/18	500,000	496,919
2.300%, 7/15/18	1,000,000	1,001,249
7.000%, 2/15/19	1,022,000	1,148,962
4.350%, 8/15/20	1,200,000	1,270,189
3.125%, 5/15/22	500,000	490,136
3.300%, 1/15/23	150,000	146,077
3.500%, 8/15/24	1,000,000	976,322
Cardinal Health, Inc.
1.700%, 3/15/18	1,143,000	1,135,525
1.950%, 6/15/18	200,000	199,405
4.625%, 12/15/20	1,700,000	1,842,304
3.200%, 6/15/22	125,000	123,885
3.200%, 3/15/23	1,000,000	990,079
Cigna Corp.
5.375%, 3/15/17	25,000	26,043
5.125%, 6/15/20	1,182,000	1,289,935
4.375%, 12/15/20	100,000	106,216
4.500%, 3/15/21	406,000	432,279
4.000%, 2/15/22	500,000	516,908
3.250%, 4/15/25	1,000,000	981,094
Coventry Health Care, Inc.
5.950%, 3/15/17	336,000	351,540
5.450%, 6/15/21	650,000	718,250
Dignity Health
2.637%, 11/1/19	425,000	424,372
Express Scripts Holding Co.
2.650%, 2/15/17	1,000,000	1,009,268
1.250%, 6/2/17	445,000	441,069
4.750%, 11/15/21	1,350,000	1,450,549
3.900%, 2/15/22	2,156,000	2,215,222
3.500%, 6/15/24	1,000,000	984,577
Howard Hughes Medical Institute
3.500%, 9/1/23	1,000,000	1,033,527
Humana, Inc.
7.200%, 6/15/18	1,231,000	1,375,528
2.625%, 10/1/19	1,000,000	999,890
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	356,874
Laboratory Corp. of America Holdings
2.200%, 8/23/17	67,000	67,240
2.500%, 11/1/18	500,000	501,404
4.625%, 11/15/20	1,600,000	1,699,645
3.750%, 8/23/22	56,000	56,250
4.000%, 11/1/23	500,000	506,249

McKesson Corp.
5.700%, 3/1/17	$500,000	$523,428
1.400%, 3/15/18	1,100,000	1,085,431
2.284%, 3/15/19	1,345,000	1,341,481
4.750%, 3/1/21	1,100,000	1,193,737
2.850%, 3/15/23	1,200,000	1,154,874
3.796%, 3/15/24	2,200,000	2,214,881
Medco Health Solutions, Inc.
7.125%, 3/15/18	762,000	838,900
4.125%, 9/15/20	275,000	288,942
Owens & Minor, Inc.
3.875%, 9/15/21	250,000	248,594
Quest Diagnostics, Inc.
2.700%, 4/1/19	500,000	497,562
2.500%, 3/30/20	400,000	394,733
4.700%, 4/1/21	100,000	105,979
3.500%, 3/30/25	400,000	384,977
UnitedHealth Group, Inc.
1.400%, 10/15/17	100,000	100,017
6.000%, 2/15/18	1,824,000	1,979,930
1.900%, 7/16/18	1,200,000	1,204,173
1.625%, 3/15/19	750,000	742,077
2.300%, 12/15/19	500,000	501,682
2.700%, 7/15/20	1,875,000	1,889,412
4.700%, 2/15/21	850,000	930,580
2.875%, 3/15/22	500,000	500,453
3.350%, 7/15/22	1,000,000	1,021,628
2.750%, 2/15/23	1,000,000	976,611
2.875%, 3/15/23	600,000	590,328
3.750%, 7/15/25	2,415,000	2,481,937

		56,860,967

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	600,000	645,526
3.875%, 7/15/23	1,094,000	1,099,336
Life Technologies Corp.
6.000%, 3/1/20	1,100,000	1,219,723
5.000%, 1/15/21	125,000	133,561
Thermo Fisher Scientific, Inc.
1.850%, 1/15/18	750,000	746,041
2.150%, 12/14/18	150,000	149,359
2.400%, 2/1/19	1,100,000	1,100,185
4.700%, 5/1/20	100,000	106,610
4.500%, 3/1/21	1,000,000	1,060,859
3.600%, 8/15/21	265,000	268,887
3.300%, 2/15/22	875,000	872,887
3.150%, 1/15/23	1,000,000	976,350
4.150%, 2/1/24	1,000,000	1,038,804
3.650%, 12/15/25	500,000	496,179

		9,914,307

Pharmaceuticals (1.3%)
AbbVie, Inc.
1.750%, 11/6/17	3,694,000	3,689,668
1.800%, 5/14/18	2,000,000	1,989,358
2.000%, 11/6/18	219,000	218,047
2.500%, 5/14/20	3,500,000	3,452,707
2.900%, 11/6/22	3,519,000	3,403,504
3.200%, 11/6/22	1,000,000	984,705
3.600%, 5/14/25	3,000,000	2,961,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Actavis Funding SCS
1.850%, 3/1/17	$1,000,000	$1,000,921
1.300%, 6/15/17	2,000,000	1,983,786
2.350%, 3/12/18	2,000,000	1,999,291
2.450%, 6/15/19	535,000	530,781
3.000%, 3/12/20	2,985,000	2,991,269
3.450%, 3/15/22	2,440,000	2,450,632
3.850%, 6/15/24	1,250,000	1,258,543
3.800%, 3/15/25	3,125,000	3,110,615
Actavis, Inc.
6.125%, 8/15/19	388,000	429,980
3.250%, 10/1/22	1,875,000	1,845,582
Allergan, Inc.
1.350%, 3/15/18	425,000	414,535
3.375%, 9/15/20	1,000,000	1,010,803
2.800%, 3/15/23	400,000	378,552
AstraZeneca plc
5.900%, 9/15/17	2,125,000	2,275,885
1.750%, 11/16/18	1,000,000	993,617
2.375%, 11/16/20	1,500,000	1,483,961
3.375%, 11/16/25	1,500,000	1,487,210
Bristol-Myers Squibb Co.
0.875%, 8/1/17	600,000	595,995
1.750%, 3/1/19	750,000	744,114
2.000%, 8/1/22	656,000	636,980
Eli Lilly & Co.
5.200%, 3/15/17	1,766,000	1,847,274
1.950%, 3/15/19	500,000	501,896
GlaxoSmithKline Capital plc
1.500%, 5/8/17	1,375,000	1,378,671
2.850%, 5/8/22	3,300,000	3,327,164
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	2,956,000	3,222,424
2.800%, 3/18/23	1,156,000	1,152,279
Johnson & Johnson
5.550%, 8/15/17	2,100,000	2,250,771
1.125%, 11/21/17	1,000,000	999,467
5.150%, 7/15/18	200,000	219,024
3.550%, 5/15/21	500,000	532,540
2.450%, 12/5/21	1,250,000	1,261,845
3.375%, 12/5/23	500,000	532,158
Merck & Co., Inc.
1.100%, 1/31/18	1,000,000	996,429
1.300%, 5/18/18	823,000	821,084
1.850%, 2/10/20	1,000,000	998,358
3.875%, 1/15/21	1,000,000	1,073,473
2.350%, 2/10/22	1,500,000	1,469,263
2.400%, 9/15/22	1,200,000	1,171,562
2.800%, 5/18/23	1,700,000	1,691,299
2.750%, 2/10/25	1,000,000	974,790
Merck Sharp & Dohme Corp.
5.000%, 6/30/19	1,150,000	1,272,104
Mylan N.V.
3.000%, 12/15/18 (b)§	470,000	468,851
3.750%, 12/15/20 (b)§	750,000	750,929
Mylan, Inc.
2.600%, 6/24/18	500,000	496,125
2.550%, 3/28/19	412,000	410,247
Novartis Capital Corp.
4.400%, 4/24/20	100,000	109,659
2.400%, 9/21/22	1,200,000	1,178,529
3.400%, 5/6/24	1,000,000	1,032,664
3.000%, 11/20/25	1,500,000	1,482,486

Novartis Securities Investment Ltd.
5.125%, 2/10/19	$3,710,000	$4,060,178
Perrigo Co. plc
4.000%, 11/15/23	1,700,000	1,660,620
Pfizer, Inc.
0.900%, 1/15/17	1,500,000	1,495,782
1.100%, 5/15/17	1,500,000	1,497,896
4.650%, 3/1/18	62,000	65,909
1.500%, 6/15/18	1,000,000	997,483
6.200%, 3/15/19	3,056,000	3,431,885
3.000%, 6/15/23	1,000,000	1,011,004
3.400%, 5/15/24	1,500,000	1,537,043
Sanofi S.A.
1.250%, 4/10/18	1,638,000	1,628,278
4.000%, 3/29/21	2,106,000	2,248,499
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	937,000	895,978
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,750,000	1,775,812
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	500,000	483,890
Wyeth LLC
5.450%, 4/1/17	500,000	524,822
Zoetis, Inc.
1.875%, 2/1/18	600,000	591,047
3.450%, 11/13/20	250,000	249,414
3.250%, 2/1/23	1,185,000	1,133,356
4.500%, 11/13/25	750,000	763,863

		103,998,388

Total Health Care		249,537,736

Industrials (1.9%)
Aerospace & Defense (0.4%)
Boeing Co.
0.950%, 5/15/18	500,000	494,195
6.000%, 3/15/19	1,046,000	1,174,255
4.875%, 2/15/20	886,000	983,896
1.650%, 10/30/20	600,000	585,368
2.200%, 10/30/22	500,000	483,403
2.850%, 10/30/24	300,000	296,911
2.500%, 3/1/25	200,000	192,157
2.600%, 10/30/25	650,000	627,770
Embraer Netherlands Finance B.V.
5.050%, 6/15/25	750,000	676,875
Embraer S.A.
5.150%, 6/15/22	47,000	45,590
General Dynamics Corp.
1.000%, 11/15/17	250,000	249,933
3.875%, 7/15/21	562,000	591,411
2.250%, 11/15/22	1,094,000	1,054,358
Hexcel Corp.
4.700%, 8/15/25	150,000	148,473
Honeywell International, Inc.
5.300%, 3/1/18	1,300,000	1,401,556
5.000%, 2/15/19	846,000	925,494
4.250%, 3/1/21	500,000	544,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

L-3 Communications Corp.
5.200%, 10/15/19	$1,100,000	$1,163,042
4.950%, 2/15/21	1,194,000	1,243,959
3.950%, 5/28/24	206,000	198,524
Lockheed Martin Corp.
1.850%, 11/23/18	460,000	459,170
4.250%, 11/15/19	1,624,000	1,733,571
2.500%, 11/23/20	1,000,000	993,077
3.350%, 9/15/21	500,000	510,849
3.100%, 1/15/23	500,000	496,111
2.900%, 3/1/25	250,000	240,354
Northrop Grumman Corp.
1.750%, 6/1/18	600,000	594,526
3.500%, 3/15/21	31,000	31,943
3.250%, 8/1/23	2,100,000	2,099,585
Precision Castparts Corp.
1.250%, 1/15/18	900,000	892,364
2.250%, 6/15/20	750,000	744,281
2.500%, 1/15/23	562,000	542,100
3.250%, 6/15/25	750,000	743,735
Raytheon Co.
6.400%, 12/15/18	208,000	233,589
4.400%, 2/15/20	1,069,000	1,156,172
3.125%, 10/15/20	1,156,000	1,196,667
2.500%, 12/15/22	500,000	490,746
Rockwell Collins, Inc.
5.250%, 7/15/19	235,000	255,613
3.100%, 11/15/21	550,000	557,404
Textron, Inc.
5.600%, 12/1/17	100,000	106,018
7.250%, 10/1/19	500,000	569,096
3.650%, 3/1/21	125,000	125,661
5.950%, 9/21/21	350,000	392,817
3.875%, 3/1/25	285,000	280,713
United Technologies Corp.
1.800%, 6/1/17	1,217,000	1,222,080
5.375%, 12/15/17	1,008,000	1,083,661
1.778%, 5/4/18 (e)	500,000	494,389
6.125%, 2/1/19	1,825,000	2,033,124
4.500%, 4/15/20	1,275,000	1,392,260
3.100%, 6/1/22	1,844,000	1,874,959

		36,628,724

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	682,000	794,285
2.300%, 2/1/20	500,000	500,860
2.625%, 8/1/22	276,000	267,997
2.700%, 4/15/23	450,000	432,342
4.000%, 1/15/24	450,000	466,947
3.200%, 2/1/25	750,000	730,430
United Parcel Service, Inc.
1.125%, 10/1/17	200,000	200,607
5.125%, 4/1/19	2,100,000	2,320,415
3.125%, 1/15/21	1,675,000	1,741,294
2.450%, 10/1/22	1,000,000	987,659

		8,442,836

Airlines (0.1%)
American Airlines, Inc. Series 2013-2 A
4.950%, 1/15/23	1,735,659	1,839,799

Continental Airlines, Inc., Class A Series 2010-1 A
4.750%, 1/12/21	$1,404,797	$1,477,678
Delta Air Lines, Inc. Series 2009-1 A
7.750%, 12/17/19	210,955	236,796
Series 2010-1 A 6.200%, 7/2/18	104,363	112,255
Series 2010-2 A 4.950%, 5/23/19	740,155	779,472
Southwest Airlines Co.
5.125%, 3/1/17	62,000	64,558
2.750%, 11/6/19	750,000	756,090
2.650%, 11/5/20	250,000	248,225
United Airlines, Inc. Series 2009-2 A
9.750%, 1/15/17	226,368	238,818

		5,753,691

Building Products (0.0%)
Fortune Brands Home & Security, Inc.
3.000%, 6/15/20	300,000	299,038
4.000%, 6/15/25	350,000	346,490
Owens Corning, Inc.
4.200%, 12/15/22	1,000,000	996,875
4.200%, 12/1/24	300,000	290,625

		1,933,028

Commercial Services & Supplies (0.2%)
Board of Trustees of the Leland Stanford Junior University
4.750%, 5/1/19	300,000	331,070
Cornell University
5.450%, 2/1/19	400,000	438,335
Pitney Bowes, Inc.
5.750%, 9/15/17	127,000	134,434
4.750%, 5/15/18	62,000	64,807
6.250%, 3/15/19	1,100,000	1,196,024
4.625%, 3/15/24	500,000	491,426
Republic Services, Inc.
3.800%, 5/15/18	500,000	516,959
5.500%, 9/15/19	1,214,000	1,334,350
5.000%, 3/1/20	600,000	650,003
5.250%, 11/15/21	406,000	448,492
3.550%, 6/1/22	1,000,000	1,024,846
4.750%, 5/15/23	1,000,000	1,093,337
Trustees of Dartmouth College
4.750%, 6/1/19	135,000	146,912
Vanderbilt University
5.250%, 4/1/19	273,000	298,759
Waste Management, Inc.
6.100%, 3/15/18	446,000	485,749
4.750%, 6/30/20	300,000	324,993
4.600%, 3/1/21	500,000	535,163
2.900%, 9/15/22	500,000	490,717
3.500%, 5/15/24	500,000	503,245
3.125%, 3/1/25	1,000,000	972,999
Yale University
2.086%, 4/15/19	300,000	302,734

		11,785,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	$500,000	$499,549
2.875%, 5/8/22	1,306,000	1,284,633
Fluor Corp.
3.500%, 12/15/24	900,000	899,259

		2,683,441

Electrical Equipment (0.1%)
Eaton Corp.
1.500%, 11/2/17	500,000	498,067
6.950%, 3/20/19	1,000,000	1,135,720
2.750%, 11/2/22	1,531,000	1,482,512
Emerson Electric Co.
4.875%, 10/15/19	1,200,000	1,314,406
2.625%, 12/1/21	450,000	447,311
2.625%, 2/15/23	256,000	251,000
3.150%, 6/1/25	350,000	347,419
Rockwell Automation, Inc.
2.050%, 3/1/20	500,000	494,304
2.875%, 3/1/25	500,000	488,246

		6,458,985

Industrial Conglomerates (0.3%)
3M Co.
1.375%, 8/7/18	500,000	500,253
1.625%, 6/15/19	1,000,000	998,086
2.000%, 8/7/20	500,000	499,416
2.000%, 6/26/22	1,000,000	973,198
3.000%, 8/7/25	750,000	747,481
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	108,432
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	267,563
Danaher Corp.
5.625%, 1/15/18	546,000	588,759
1.650%, 9/15/18	185,000	184,771
5.400%, 3/1/19	500,000	551,948
2.400%, 9/15/20	500,000	499,543
3.900%, 6/23/21	662,000	706,418
3.350%, 9/15/25	310,000	314,949
Eaton Electric Holdings LLC
3.875%, 12/15/20	600,000	621,648
GE Capital Trust I
6.375%, 11/15/67 (l)	1,200,000	1,249,500
General Electric Co.
5.250%, 12/6/17	3,291,000	3,520,839
2.700%, 10/9/22	3,375,000	3,355,157
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	1,071,000	1,185,258
2.875%, 1/15/19	750,000	754,561
Koninklijke Philips N.V.
5.750%, 3/11/18	1,700,000	1,816,780
3.750%, 3/15/22	406,000	416,990
Pentair Finance S.A.
1.875%, 9/15/17	1,000,000	987,581
2.650%, 12/1/19	156,000	151,165
5.000%, 5/15/21	550,000	577,651
3.150%, 9/15/22	500,000	473,564
Roper Technologies, Inc.
2.050%, 10/1/18	1,750,000	1,734,084

6.250%, 9/1/19	$500,000	$553,893
3.000%, 12/15/20	250,000	248,819
3.125%, 11/15/22	625,000	608,281
3.850%, 12/15/25	125,000	125,074
Tyco Electronics Group S.A.
6.550%, 10/1/17	1,225,000	1,324,631
2.375%, 12/17/18	240,000	239,397
2.350%, 8/1/19	250,000	249,845
3.450%, 8/1/24	290,000	287,391

		27,422,926

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,058,524
2.600%, 6/26/22	844,000	826,434
3.400%, 5/15/24	715,000	720,182
Crane Co.
2.750%, 12/15/18	350,000	350,974
4.450%, 12/15/23	400,000	411,216
Cummins, Inc.
3.650%, 10/1/23	500,000	513,193
Deere & Co.
4.375%, 10/16/19	658,000	709,799
2.600%, 6/8/22	1,312,000	1,291,115
Dover Corp.
5.450%, 3/15/18	616,000	662,968
4.300%, 3/1/21	656,000	702,422
3.150%, 11/15/25	250,000	246,078
Flowserve Corp.
4.000%, 11/15/23	700,000	697,496
IDEX Corp.
4.200%, 12/15/21	300,000	310,472
Illinois Tool Works, Inc.
0.900%, 2/25/17	1,000,000	996,535
6.250%, 4/1/19	600,000	676,653
3.375%, 9/15/21	300,000	306,584
3.500%, 3/1/24	1,000,000	1,028,099
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	500,000	492,924
Joy Global, Inc.
5.125%, 10/15/21	400,000	315,952
Kennametal, Inc.
2.650%, 11/1/19	250,000	246,490
3.875%, 2/15/22	560,000	561,556
Pall Corp.
5.000%, 6/15/20	300,000	329,201
Parker-Hannifin Corp.
5.500%, 5/15/18	500,000	539,892
3.300%, 11/21/24	600,000	605,287
Snap-on, Inc.
4.250%, 1/15/18	200,000	209,859
Stanley Black & Decker, Inc.
2.451%, 11/17/18	500,000	500,557
2.900%, 11/1/22	994,000	976,500
5.750%, 12/15/53 (l)	600,000	630,000
Trinity Industries, Inc.
4.550%, 10/1/24	450,000	411,597
Wabtec Corp.
4.375%, 8/15/23	200,000	207,892

		17,536,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Professional Services (0.0%)
Dun & Bradstreet Corp.
4.000%, 6/15/20	$500,000	$506,558
4.375%, 12/1/22	500,000	489,209
Equifax, Inc.
3.300%, 12/15/22	461,000	447,852
Verisk Analytics, Inc.
5.800%, 5/1/21	600,000	664,173
4.000%, 6/15/25	400,000	388,567

		2,496,359

Road & Rail (0.4%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	471,000	508,453
4.700%, 10/1/19	725,000	783,831
3.600%, 9/1/20	1,500,000	1,561,187
3.050%, 3/15/22	2,156,000	2,161,629
3.850%, 9/1/23	750,000	779,431
3.750%, 4/1/24	250,000	256,924
3.400%, 9/1/24	500,000	499,602
3.000%, 4/1/25	750,000	722,529
3.650%, 9/1/25	500,000	505,887
Canadian National Railway Co.
5.550%, 5/15/18	157,000	169,895
5.550%, 3/1/19	1,133,000	1,241,345
2.250%, 11/15/22	900,000	868,480
2.950%, 11/21/24	250,000	246,397
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	174,116
7.250%, 5/15/19	645,000	736,181
2.900%, 2/1/25	1,000,000	939,847
CSX Corp.
7.900%, 5/1/17	250,000	270,040
6.250%, 3/15/18	460,000	500,656
7.375%, 2/1/19	1,055,000	1,207,782
3.700%, 10/30/20	200,000	208,159
4.250%, 6/1/21	500,000	531,979
3.700%, 11/1/23	1,000,000	1,026,206
3.350%, 11/1/25	500,000	486,644
J.B. Hunt Transport Services, Inc.
3.300%, 8/15/22	300,000	296,086
3.850%, 3/15/24	750,000	763,227
Kansas City Southern
2.350%, 5/15/20 (b)§	400,000	386,155
3.000%, 5/15/23 (b)§	121,000	114,582
Norfolk Southern Corp.
7.700%, 5/15/17	1,329,000	1,435,448
5.750%, 4/1/18	446,000	481,312
5.900%, 6/15/19	1,317,000	1,464,787
2.903%, 2/15/23	1,150,000	1,111,114
Ryder System, Inc.
3.500%, 6/1/17	125,000	127,238
2.500%, 3/1/18	250,000	249,044
2.450%, 11/15/18	600,000	596,705
2.350%, 2/26/19	250,000	247,030
2.550%, 6/1/19	310,000	306,778
2.500%, 5/11/20	1,000,000	971,247
2.875%, 9/1/20	250,000	245,884
Union Pacific Corp.
2.250%, 2/15/19	1,000,000	1,008,614
1.800%, 2/1/20	1,000,000	985,131

2.250%, 6/19/20	$250,000	$249,414
4.000%, 2/1/21	170,000	182,119
2.950%, 1/15/23	500,000	501,086
2.750%, 4/15/23	1,000,000	989,162
3.646%, 2/15/24	500,000	522,919
3.250%, 8/15/25	250,000	252,624

		29,874,906

Trading Companies & Distributors (0.1%)
Air Lease Corp.
2.625%, 9/4/18	500,000	495,644
3.375%, 1/15/19	2,750,000	2,777,500
3.875%, 4/1/21	125,000	125,313
4.250%, 9/15/24	1,000,000	966,875
GATX Corp.
2.375%, 7/30/18	388,000	385,081
2.500%, 3/15/19	700,000	690,431
2.500%, 7/30/19	500,000	491,106
4.850%, 6/1/21	100,000	105,059
3.900%, 3/30/23	151,000	149,994
3.250%, 3/30/25	400,000	369,607

		6,556,610

Total Industrials		157,573,311

Information Technology (2.4%)
Communications Equipment (0.3%)
Cisco Systems, Inc.
1.100%, 3/3/17	2,000,000	2,008,807
3.150%, 3/14/17	500,000	514,229
1.650%, 6/15/18	1,000,000	1,003,922
4.950%, 2/15/19	2,757,000	3,012,620
2.125%, 3/1/19	1,650,000	1,662,814
4.450%, 1/15/20	1,312,000	1,425,264
2.450%, 6/15/20	1,000,000	1,008,690
2.900%, 3/4/21	570,000	584,293
3.000%, 6/15/22	450,000	457,138
3.625%, 3/4/24	1,000,000	1,044,163
3.500%, 6/15/25	425,000	437,700
Harris Corp.
1.999%, 4/27/18	165,000	163,134
2.700%, 4/27/20	100,000	97,892
4.400%, 12/15/20	1,000,000	1,045,035
3.832%, 4/27/25	200,000	197,229
Juniper Networks, Inc.
3.300%, 6/15/20	350,000	348,806
4.600%, 3/15/21	62,000	64,574
4.500%, 3/15/24	175,000	174,037
4.350%, 6/15/25	350,000	337,669
Motorola Solutions, Inc.
3.500%, 9/1/21	1,000,000	930,033
3.750%, 5/15/22	94,000	86,215
3.500%, 3/1/23	1,000,000	876,594
QUALCOMM, Inc.
1.400%, 5/18/18	978,000	970,206
2.250%, 5/20/20	1,000,000	988,160
3.000%, 5/20/22	2,500,000	2,450,449
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22	1,094,000	1,124,900

		23,014,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
2.550%, 1/30/19	$750,000	$750,125
3.125%, 9/15/21	1,000,000	980,559
Arrow Electronics, Inc.
3.000%, 3/1/18	150,000	149,491
6.000%, 4/1/20	304,000	330,808
3.500%, 4/1/22	1,500,000	1,444,623
Avnet, Inc.
5.875%, 6/15/20	500,000	542,451
Corning, Inc.
1.450%, 11/15/17	600,000	594,007
4.250%, 8/15/20	274,000	288,733
2.900%, 5/15/22	650,000	622,999
3.700%, 11/15/23	187,000	183,980
Flextronics International Ltd.
4.750%, 6/15/25§	800,000	777,000
Ingram Micro, Inc.
5.250%, 9/1/17	62,000	64,846
5.000%, 8/10/22	600,000	611,485
4.950%, 12/15/24	200,000	198,929
Jabil Circuit, Inc.
4.700%, 9/15/22	1,000,000	967,500
Keysight Technologies, Inc.
3.300%, 10/30/19	600,000	593,074
4.550%, 10/30/24	600,000	578,087
Tech Data Corp.
3.750%, 9/21/17	300,000	305,336
Trimble Navigation Ltd.
4.750%, 12/1/24	350,000	347,154

		10,331,187

Internet Software & Services (0.2%)
Alibaba Group Holding Ltd.
1.625%, 11/28/17	530,000	524,077
2.500%, 11/28/19	1,250,000	1,220,509
3.125%, 11/28/21	1,300,000	1,263,579
3.600%, 11/28/24	1,000,000	960,790
Baidu, Inc.
2.250%, 11/28/17	500,000	500,247
3.250%, 8/6/18	1,226,000	1,243,355
2.750%, 6/9/19	500,000	495,930
3.000%, 6/30/20	900,000	889,131
3.500%, 11/28/22	500,000	491,925
4.125%, 6/30/25	695,000	688,575
eBay, Inc.
1.350%, 7/15/17	571,000	565,942
3.250%, 10/15/20	362,000	365,599
2.875%, 8/1/21	1,150,000	1,131,482
2.600%, 7/15/22	1,100,000	1,016,296
Google, Inc.
3.625%, 5/19/21	950,000	1,009,431
3.375%, 2/25/24	500,000	524,158

		12,891,026

IT Services (0.5%)
Automatic Data Processing, Inc.
2.250%, 9/15/20	1,000,000	999,970
3.375%, 9/15/25	500,000	509,876
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	414,236

Computer Sciences Corp.
6.500%, 3/15/18	$1,210,000	$1,306,053
4.450%, 9/15/22	200,000	203,255
Fidelity National Information Services, Inc.
1.450%, 6/5/17	150,000	148,061
2.000%, 4/15/18	129,000	126,734
2.850%, 10/15/18	530,000	532,200
3.625%, 10/15/20	600,000	607,522
5.000%, 3/15/22	1,000,000	1,030,858
4.500%, 10/15/22	400,000	408,819
3.500%, 4/15/23	500,000	476,366
3.875%, 6/5/24	1,000,000	955,642
5.000%, 10/15/25	1,000,000	1,028,470
Fiserv, Inc.
2.700%, 6/1/20	1,000,000	991,197
4.750%, 6/15/21	94,000	100,651
3.500%, 10/1/22	500,000	499,784
3.850%, 6/1/25	1,500,000	1,499,756
International Business Machines Corp.
1.250%, 2/6/17	1,000,000	1,000,347
5.700%, 9/14/17	6,688,000	7,170,174
1.250%, 2/8/18	1,200,000	1,193,578
1.625%, 5/15/20	2,200,000	2,148,089
1.875%, 8/1/22	1,750,000	1,646,207
2.875%, 11/9/22	1,000,000	994,069
3.375%, 8/1/23	1,000,000	1,015,527
3.625%, 2/12/24	1,000,000	1,026,227
MasterCard, Inc.
3.375%, 4/1/24	1,000,000	1,020,333
Total System Services, Inc.
2.375%, 6/1/18	320,000	317,289
3.750%, 6/1/23	450,000	436,472
Visa, Inc.
1.200%, 12/14/17	655,000	653,855
2.200%, 12/14/20	2,500,000	2,497,370
2.800%, 12/14/22	1,750,000	1,754,748
3.150%, 12/14/25	3,450,000	3,461,083
Western Union Co.
2.875%, 12/10/17	250,000	254,181
5.253%, 4/1/20	1,002,000	1,084,945
Xerox Corp.
6.750%, 2/1/17	1,224,000	1,278,549
2.950%, 3/15/17	406,000	407,753
6.350%, 5/15/18	1,115,000	1,193,925
2.750%, 3/15/19	500,000	488,775
5.625%, 12/15/19	639,000	683,098
2.800%, 5/15/20	750,000	716,722
3.500%, 8/20/20	250,000	244,370
4.500%, 5/15/21	185,000	186,584
3.800%, 5/15/24	750,000	689,932

		45,403,652

Semiconductors & Semiconductor Equipment (0.3%)
Altera Corp.
1.750%, 5/15/17	500,000	501,514
2.500%, 11/15/18	500,000	505,395
4.100%, 11/15/23	600,000	622,075
Analog Devices, Inc.
2.875%, 6/1/23	250,000	238,325
3.900%, 12/15/25	450,000	452,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Applied Materials, Inc.
2.625%, 10/1/20	$430,000	$427,779
4.300%, 6/15/21	625,000	666,868
Broadcom Corp.
2.500%, 8/15/22	1,100,000	1,094,180
3.500%, 8/1/24	400,000	398,076
Intel Corp.
1.350%, 12/15/17	2,000,000	2,002,820
2.450%, 7/29/20	1,525,000	1,542,138
3.300%, 10/1/21	1,257,000	1,300,359
3.100%, 7/29/22	600,000	610,386
2.700%, 12/15/22	1,875,000	1,856,832
3.700%, 7/29/25	1,795,000	1,863,964
KLA-Tencor Corp.
2.375%, 11/1/17	500,000	499,972
3.375%, 11/1/19	1,000,000	1,009,547
4.125%, 11/1/21	571,000	569,230
Lam Research Corp.
2.750%, 3/15/20	350,000	338,198
3.800%, 3/15/25	350,000	331,945
Maxim Integrated Products, Inc.
2.500%, 11/15/18	750,000	751,269
3.375%, 3/15/23	400,000	394,004
Texas Instruments, Inc.
1.000%, 5/1/18	500,000	491,829
1.650%, 8/3/19	350,000	344,740
1.750%, 5/1/20	250,000	243,807
2.750%, 3/12/21	1,100,000	1,104,677
2.250%, 5/1/23	750,000	713,069
Xilinx, Inc.
2.125%, 3/15/19	500,000	495,319
3.000%, 3/15/21	500,000	497,839

		21,869,015

Software (0.5%)
Adobe Systems, Inc.
4.750%, 2/1/20	837,000	905,771
Autodesk, Inc.
1.950%, 12/15/17	297,000	297,170
3.125%, 6/15/20	600,000	593,899
4.375%, 6/15/25	600,000	586,487
CA, Inc.
2.875%, 8/15/18	500,000	502,146
5.375%, 12/1/19	400,000	432,070
3.600%, 8/1/20	300,000	305,057
4.500%, 8/15/23	250,000	252,809
Cadence Design Systems, Inc.
4.375%, 10/15/24	175,000	173,506
CDK Global, Inc.
3.300%, 10/15/19	400,000	396,116
4.500%, 10/15/24	405,000	398,794
Intuit, Inc.
5.750%, 3/15/17	500,000	523,385
Microsoft Corp.
1.000%, 5/1/18	487,000	483,214
1.300%, 11/3/18	1,720,000	1,714,327
1.625%, 12/6/18	900,000	904,777
4.200%, 6/1/19	736,000	798,598
3.000%, 10/1/20	594,000	619,870
2.000%, 11/3/20	2,250,000	2,243,929
4.000%, 2/8/21	1,000,000	1,088,132
2.375%, 2/12/22	1,000,000	988,122

2.650%, 11/3/22	$1,000,000	$1,000,252
2.125%, 11/15/22	500,000	483,569
2.375%, 5/1/23	1,250,000	1,220,018
3.625%, 12/15/23	2,000,000	2,108,797
2.700%, 2/12/25	1,500,000	1,460,911
3.125%, 11/3/25	2,600,000	2,619,618
Oracle Corp.
1.200%, 10/15/17	1,000,000	997,010
5.750%, 4/15/18	1,362,000	1,488,122
2.375%, 1/15/19	1,500,000	1,520,297
5.000%, 7/8/19	3,500,000	3,847,343
2.250%, 10/8/19	2,000,000	2,012,080
2.800%, 7/8/21	585,000	592,675
2.500%, 5/15/22	2,000,000	1,961,735
2.500%, 10/15/22	1,875,000	1,827,894
3.625%, 7/15/23	1,000,000	1,035,021
3.400%, 7/8/24	2,000,000	2,024,943
2.950%, 5/15/25	3,000,000	2,913,900
Symantec Corp.
4.200%, 9/15/20	500,000	515,673
3.950%, 6/15/22	1,000,000	981,405

		44,819,442

Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.
0.900%, 5/12/17	1,000,000	997,681
1.000%, 5/3/18	4,256,000	4,227,675
2.100%, 5/6/19	2,650,000	2,680,051
1.550%, 2/7/20	1,000,000	982,416
2.000%, 5/6/20	1,000,000	996,177
2.850%, 5/6/21	935,000	957,533
2.150%, 2/9/22	1,000,000	972,289
2.700%, 5/13/22	1,000,000	1,000,785
2.400%, 5/3/23	4,707,000	4,586,297
3.450%, 5/6/24	4,000,000	4,145,335
2.500%, 2/9/25	1,000,000	952,923
EMC Corp.
1.875%, 6/1/18	1,600,000	1,488,785
2.650%, 6/1/20	1,250,000	1,113,608
3.375%, 6/1/23	1,800,000	1,435,841
Hewlett Packard Enterprise Co.
2.450%, 10/5/17§	1,500,000	1,513,919
2.850%, 10/5/18§	2,420,000	2,419,389
3.600%, 10/15/20§	1,350,000	1,337,800
4.400%, 10/15/22§	1,500,000	1,499,190
4.900%, 10/15/25§	3,000,000	2,946,643
HP, Inc.
3.750%, 12/1/20	41,000	40,436
4.375%, 9/15/21	300,000	295,811
4.650%, 12/9/21	2,000,000	1,981,504
4.050%, 9/15/22	1,000,000	957,802
Lexmark International, Inc.
5.125%, 3/15/20	500,000	516,576
NetApp, Inc.
2.000%, 12/15/17	562,000	561,362
3.375%, 6/15/21	550,000	537,191
Seagate HDD Cayman
3.750%, 11/15/18	2,500,000	2,481,250

		43,626,269

Total Information Technology		201,955,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Materials (1.2%)
Chemicals (0.6%)
Agrium, Inc.
6.750%, 1/15/19	$500,000	$556,507
3.150%, 10/1/22	131,000	125,318
3.500%, 6/1/23	1,000,000	964,055
Air Products and Chemicals, Inc.
4.375%, 8/21/19	439,000	467,954
2.750%, 2/3/23	1,000,000	980,570
3.350%, 7/31/24	750,000	749,134
Airgas, Inc.
1.650%, 2/15/18	500,000	493,376
3.050%, 8/1/20	500,000	504,672
3.650%, 7/15/24	450,000	445,459
Albemarle Corp.
3.000%, 12/1/19	250,000	245,691
4.500%, 12/15/20	500,000	515,435
4.150%, 12/1/24	250,000	240,216
Cabot Corp.
3.700%, 7/15/22	500,000	491,681
CF Industries, Inc.
7.125%, 5/1/20	1,094,000	1,230,042
3.450%, 6/1/23	1,000,000	932,661
Dow Chemical Co.
8.550%, 5/15/19	2,642,000	3,115,494
4.250%, 11/15/20	1,984,000	2,073,206
4.125%, 11/15/21	100,000	104,296
3.000%, 11/15/22	1,000,000	959,338
E.I. du Pont de Nemours & Co.
6.000%, 7/15/18	2,203,000	2,396,607
5.750%, 3/15/19	500,000	547,633
3.625%, 1/15/21	1,700,000	1,748,262
2.800%, 2/15/23	1,000,000	945,813
Eastman Chemical Co.
2.400%, 6/1/17	150,000	150,788
5.500%, 11/15/19	472,000	515,490
2.700%, 1/15/20	1,000,000	988,385
3.600%, 8/15/22	1,125,000	1,121,530
3.800%, 3/15/25	1,000,000	970,231
Ecolab, Inc.
2.250%, 1/12/20	400,000	396,427
4.350%, 12/8/21	1,356,000	1,439,587
FMC Corp.
4.100%, 2/1/24	1,500,000	1,496,577
Lubrizol Corp.
8.875%, 2/1/19	500,000	595,496
LYB International Finance B.V.
4.000%, 7/15/23	1,100,000	1,093,554
LyondellBasell Industries N.V.
5.000%, 4/15/19	2,000,000	2,138,754
6.000%, 11/15/21	1,800,000	2,032,648
Methanex Corp.
3.250%, 12/15/19	220,000	210,737
4.250%, 12/1/24	650,000	575,872
Monsanto Co.
1.150%, 6/30/17	1,000,000	992,118
5.125%, 4/15/18	869,000	926,629
1.850%, 11/15/18	400,000	395,257
2.750%, 7/15/21	750,000	725,301
2.200%, 7/15/22	250,000	231,236
Mosaic Co.
4.250%, 11/15/23	1,000,000	991,539

NewMarket Corp.
4.100%, 12/15/22	$167,000	$168,980
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	843,000	860,837
6.500%, 5/15/19	860,000	968,392
4.875%, 3/30/20	194,000	210,171
3.625%, 3/15/24	500,000	493,558
PPG Industries, Inc.
3.600%, 11/15/20	350,000	359,573
Praxair, Inc.
1.050%, 11/7/17	656,000	649,255
1.250%, 11/7/18	1,400,000	1,382,169
4.500%, 8/15/19	800,000	857,815
2.250%, 9/24/20	500,000	497,171
4.050%, 3/15/21	500,000	530,448
3.000%, 9/1/21	600,000	606,173
2.200%, 8/15/22	450,000	429,263
2.700%, 2/21/23	500,000	488,786
RPM International, Inc.
6.125%, 10/15/19	700,000	765,099
Sherwin-Williams Co.
1.350%, 12/15/17	550,000	544,566
Valspar Corp.
7.250%, 6/15/19	439,000	494,565
4.200%, 1/15/22	200,000	207,361
3.300%, 2/1/25	200,000	190,372
Westlake Chemical Corp.
3.600%, 7/15/22	308,000	299,530

		49,825,660

Construction Materials (0.0%)
CRH America, Inc.
8.125%, 7/15/18	269,000	305,745
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	320,062
4.250%, 7/2/24	285,000	278,588

		904,395

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	169,000	181,832
3.350%, 4/15/23	300,000	291,499
Bemis Co., Inc.
6.800%, 8/1/19	471,000	529,129
Packaging Corp. of America
3.900%, 6/15/22	500,000	507,672
4.500%, 11/1/23	200,000	207,086
3.650%, 9/15/24	1,000,000	973,047
WestRock RKT Co.
4.900%, 3/1/22	1,500,000	1,595,468

		4,285,733

Metals & Mining (0.5%)
Barrick Gold Corp.
6.950%, 4/1/19	875,000	911,086
4.100%, 5/1/23	283,000	243,480
Barrick North America Finance LLC
4.400%, 5/30/21	200,000	179,115
BHP Billiton Finance USA Ltd.
1.625%, 2/24/17	1,000,000	998,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

5.400%, 3/29/17	$139,000	$144,615
6.500%, 4/1/19	2,502,000	2,764,483
3.250%, 11/21/21	500,000	467,993
2.875%, 2/24/22	1,406,000	1,288,323
3.850%, 9/30/23	2,100,000	1,975,574
Carpenter Technology Corp.
4.450%, 3/1/23	100,000	96,283
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	1,800,000	1,872,000
Freeport-McMoRan, Inc.
2.150%, 3/1/17	1,000,000	900,000
2.375%, 3/15/18	5,200,000	4,082,000
3.100%, 3/15/20	1,656,000	1,076,400
3.550%, 3/1/22	1,906,000	1,115,010
3.875%, 3/15/23	1,750,000	980,000
Glencore Canada Corp.
5.500%, 6/15/17	512,000	501,760
Goldcorp, Inc.
2.125%, 3/15/18	656,000	642,196
3.625%, 6/9/21	330,000	308,675
3.700%, 3/15/23	600,000	542,210
Kinross Gold Corp.
5.950%, 3/15/24	555,000	366,300
Newmont Mining Corp.
5.125%, 10/1/19	928,000	964,604
3.500%, 3/15/22	1,156,000	1,030,540
Nucor Corp.
5.750%, 12/1/17	808,000	856,076
5.850%, 6/1/18	800,000	857,326
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	466,623
Rio Tinto Finance USA Ltd.
6.500%, 7/15/18	920,000	994,984
9.000%, 5/1/19	1,087,000	1,268,353
3.500%, 11/2/20	1,000,000	979,130
4.125%, 5/20/21	1,500,000	1,498,043
3.750%, 9/20/21	1,000,000	971,818
Rio Tinto Finance USA plc
2.000%, 3/22/17	500,000	496,800
1.625%, 8/21/17	1,100,000	1,076,336
2.250%, 12/14/18	1,500,000	1,459,391
3.500%, 3/22/22	687,000	648,098
2.875%, 8/21/22	1,100,000	992,786
Southern Copper Corp.
5.375%, 4/16/20	253,000	263,585
3.500%, 11/8/22	244,000	225,432
3.875%, 4/23/25	300,000	269,559
Vale Overseas Ltd.
6.250%, 1/23/17	2,426,000	2,402,298
4.625%, 9/15/20	1,700,000	1,414,043
4.375%, 1/11/22	1,062,000	802,394
Worthington Industries, Inc.
4.550%, 4/15/26	100,000	98,199
Yamana Gold, Inc.
4.950%, 7/15/24	250,000	221,585

		41,714,020

Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	2,000,000	1,960,000

International Paper Co.
7.950%, 6/15/18	$1,744,000	$1,973,290
7.500%, 8/15/21	156,000	185,493
4.750%, 2/15/22	194,000	207,664
3.650%, 6/15/24	1,900,000	1,873,572

		6,200,019

Total Materials		102,929,827

Telecommunication Services (1.2%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.
1.600%, 2/15/17	1,000,000	1,001,777
1.700%, 6/1/17	1,500,000	1,502,310
1.400%, 12/1/17	1,000,000	993,721
5.500%, 2/1/18	3,000,000	3,214,770
2.375%, 11/27/18	1,500,000	1,508,867
5.800%, 2/15/19	1,901,000	2,095,361
2.300%, 3/11/19	1,000,000	1,000,695
2.450%, 6/30/20	1,500,000	1,472,632
4.450%, 5/15/21	1,500,000	1,593,987
3.875%, 8/15/21	497,000	513,167
3.000%, 2/15/22	1,000,000	982,477
3.000%, 6/30/22	3,050,000	2,984,501
2.625%, 12/1/22	2,156,000	2,047,018
3.900%, 3/11/24	1,000,000	1,017,623
3.400%, 5/15/25	4,500,000	4,326,885
British Telecommunications plc
5.950%, 1/15/18	1,200,000	1,291,729
2.350%, 2/14/19	1,000,000	996,121
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%, 12/15/17	500,000	500,482
3.849%, 4/15/23	500,000	485,976
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	1,650,000	1,840,345
6.000%, 7/8/19	100,000	111,844
Emirates Telecommunications Corp.
2.375%, 6/18/19 (m)	1,000,000	996,250
3.500%, 6/18/24 (m)	1,000,000	1,013,750
Orange S.A.
2.750%, 2/6/19	1,000,000	1,012,626
5.375%, 7/8/19	500,000	550,014
4.125%, 9/14/21	1,000,000	1,057,855
Qwest Corp.
6.500%, 6/1/17	750,000	785,625
6.750%, 12/1/21	700,000	729,545
Telefonica Emisiones S.A.U.
6.221%, 7/3/17	473,000	502,746
3.192%, 4/27/18	1,000,000	1,016,878
5.877%, 7/15/19	570,000	629,928
5.134%, 4/27/20	629,000	687,083
5.462%, 2/16/21	2,456,000	2,745,169
4.570%, 4/27/23	500,000	524,146
Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	1,100,000	1,196,250
Verizon Communications, Inc.
1.350%, 6/9/17	2,500,000	2,491,628
1.100%, 11/1/17	1,000,000	990,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

3.650%, 9/14/18	$3,000,000	$3,128,108
6.350%, 4/1/19	2,067,000	2,323,939
2.550%, 6/17/19	1,000,000	1,011,159
4.500%, 9/15/20	2,228,000	2,390,693
3.450%, 3/15/21	2,600,000	2,657,687
4.600%, 4/1/21	1,800,000	1,938,793
3.000%, 11/1/21	625,000	620,563
3.500%, 11/1/21	1,000,000	1,019,440
2.450%, 11/1/22	1,406,000	1,330,265
5.150%, 9/15/23	8,000,000	8,796,333
4.150%, 3/15/24	2,000,000	2,067,422
3.500%, 11/1/24	1,750,000	1,726,307

		77,423,039

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V.
5.625%, 11/15/17	2,280,000	2,424,370
5.000%, 3/30/20	2,960,000	3,197,688
3.125%, 7/16/22	1,200,000	1,171,284
Rogers Communications, Inc.
6.800%, 8/15/18	1,391,000	1,549,032
3.000%, 3/15/23	750,000	727,059
3.625%, 12/15/25	500,000	489,452
Vodafone Group plc
5.625%, 2/27/17	2,116,000	2,209,072
1.625%, 3/20/17	250,000	249,668
1.250%, 9/26/17	1,000,000	989,966
1.500%, 2/19/18	2,000,000	1,979,357
5.450%, 6/10/19	1,526,000	1,670,617
2.500%, 9/26/22	700,000	648,626
2.950%, 2/19/23	1,306,000	1,229,036

		18,535,227

Total Telecommunication Services		95,958,266

Utilities (1.7%)
Electric Utilities (1.1%)
Alabama Power Co.
2.800%, 4/1/25	250,000	241,515
American Electric Power Co., Inc.
1.650%, 12/15/17	500,000	495,579
2.950%, 12/15/22	150,000	147,890
Appalachian Power Co.
3.400%, 6/1/25	350,000	340,960
Arizona Public Service Co.
8.750%, 3/1/19	461,000	545,834
2.200%, 1/15/20	250,000	247,191
3.350%, 6/15/24	600,000	604,062
3.150%, 5/15/25	200,000	195,878
Baltimore Gas & Electric Co.
2.800%, 8/15/22	300,000	294,735
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	238,866
Commonwealth Edison Co.
6.150%, 9/15/17	940,000	1,009,228
2.150%, 1/15/19	1,000,000	994,045
4.000%, 8/1/20	431,000	455,660
3.400%, 9/1/21	250,000	260,393

Connecticut Light & Power Co.
5.650%, 5/1/18	$100,000	$108,780
5.500%, 2/1/19	500,000	548,501
2.500%, 1/15/23	156,000	149,689
DTE Electric Co.
5.600%, 6/15/18	250,000	271,453
3.900%, 6/1/21	500,000	528,798
3.650%, 3/15/24	245,000	256,246
Duke Energy Carolinas LLC
7.000%, 11/15/18	446,000	507,988
4.300%, 6/15/20	250,000	269,810
Duke Energy Corp.
1.625%, 8/15/17	500,000	498,797
2.100%, 6/15/18	1,000,000	1,001,056
5.050%, 9/15/19	655,000	712,284
3.050%, 8/15/22	1,100,000	1,080,391
3.750%, 4/15/24	350,000	354,361
Duke Energy Florida LLC
5.800%, 9/15/17	1,000,000	1,070,212
5.650%, 6/15/18	346,000	376,708
4.550%, 4/1/20	160,000	173,078
Duke Energy Indiana, Inc. 3.750%, 7/15/20	1,062,000	1,116,528
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	548,701
3.800%, 9/1/23	1,000,000	1,045,540
Duke Energy Progress LLC 5.300%, 1/15/19	700,000	769,297
Edison International 3.750%, 9/15/17	531,000	547,572
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,200,000	1,239,455
3.700%, 6/1/24	1,000,000	1,002,693
Entergy Corp.
4.700%, 1/15/17	250,000	256,695
5.125%, 9/15/20	787,000	849,930
4.000%, 7/15/22	1,000,000	1,014,901
Entergy Texas, Inc. 7.125%, 2/1/19	600,000	684,654
Eversource Energy
4.500%, 11/15/19	419,000	447,436
3.150%, 1/15/25	150,000	145,995
Exelon Corp.
1.550%, 6/9/17	350,000	347,900
2.850%, 6/15/20	750,000	749,834
3.950%, 6/15/25 (b)§	750,000	745,719
Florida Power & Light Co.
5.550%, 11/1/17	500,000	533,463
2.750%, 6/1/23	250,000	249,790
Georgia Power Co.
5.400%, 6/1/18	1,000,000	1,082,239
4.250%, 12/1/19	307,000	328,697
2.850%, 5/15/22	750,000	734,804
Great Plains Energy, Inc. 4.850%, 6/1/21	62,000	66,624
Hydro-Quebec
1.375%, 6/19/17	2,000,000	2,003,125
8.400%, 1/15/22	125,000	162,969
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,236,163
3.200%, 3/15/23	150,000	146,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Interstate Power & Light Co.
3.250%, 12/1/24	$600,000	$599,705
3.400%, 8/15/25	250,000	249,541
ITC Holdings Corp. 3.650%, 6/15/24	325,000	321,172
Jersey Central Power & Light Co.
5.650%, 6/1/17	1,500,000	1,571,885
7.350%, 2/1/19	100,000	112,092
Kansas City Power & Light Co.
5.850%, 6/15/17	100,000	105,302
6.375%, 3/1/18	600,000	643,129
7.150%, 4/1/19	500,000	574,547
3.150%, 3/15/23	250,000	243,943
3.650%, 8/15/25	500,000	500,668
LG&E and KU Energy LLC 3.750%, 11/15/20	500,000	516,364
Metropolitan Edison Co. 7.700%, 1/15/19	500,000	568,590
MidAmerican Energy Co.
2.400%, 3/15/19	850,000	858,776
3.500%, 10/15/24	300,000	306,871
Nevada Power Co.
6.500%, 8/1/18	1,200,000	1,327,697
7.125%, 3/15/19	500,000	570,119
NextEra Energy Capital Holdings, Inc.
2.056%, 9/1/17	1,000,000	1,003,753
6.000%, 3/1/19	946,000	1,036,357
2.400%, 9/15/19	500,000	492,021
2.700%, 9/15/19	350,000	348,340
4.500%, 6/1/21	1,000,000	1,061,377
Northern States Power Co.
5.250%, 3/1/18	500,000	535,446
2.200%, 8/15/20	250,000	246,648
2.150%, 8/15/22	1,000,000	955,593
NSTAR Electric Co.
5.625%, 11/15/17	750,000	795,696
2.375%, 10/15/22	1,250,000	1,203,257
3.250%, 11/15/25	150,000	149,670
Ohio Power Co. 6.050%, 5/1/18	200,000	215,760
Oncor Electric Delivery Co. LLC
5.000%, 9/30/17	1,000,000	1,047,400
6.800%, 9/1/18	700,000	779,652
7.000%, 9/1/22	750,000	900,948
Pacific Gas & Electric Co.
5.625%, 11/30/17	1,000,000	1,069,649
8.250%, 10/15/18	755,000	875,685
3.500%, 10/1/20	1,344,000	1,387,663
3.250%, 6/15/23	250,000	250,784
3.750%, 2/15/24	450,000	464,476
3.400%, 8/15/24	500,000	503,270
3.500%, 6/15/25	250,000	252,552
PacifiCorp
5.500%, 1/15/19	300,000	328,559
2.950%, 2/1/22	500,000	502,721
3.600%, 4/1/24	600,000	617,914
3.350%, 7/1/25	250,000	251,125
PECO Energy Co.
5.350%, 3/1/18	100,000	107,608
2.375%, 9/15/22	500,000	483,825
3.150%, 10/15/25	700,000	696,935

Portland General Electric Co. 6.100%, 4/15/19	$373,000	$415,481
Potomac Electric Power Co. 3.600%, 3/15/24	300,000	310,722
PPL Capital Funding, Inc.
1.900%, 6/1/18	1,000,000	990,664
4.200%, 6/15/22	1,078,000	1,128,810
3.500%, 12/1/22	1,000,000	1,002,377
3.400%, 6/1/23	250,000	247,349
PPL Electric Utilities Corp. 2.500%, 9/1/22	200,000	194,788
Progress Energy, Inc.
7.050%, 3/15/19	1,100,000	1,245,587
4.400%, 1/15/21	156,000	164,688
3.150%, 4/1/22	1,250,000	1,225,791
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	38,435
3.200%, 11/15/20	150,000	155,371
2.250%, 9/15/22	500,000	481,528
Public Service Co. of New Mexico 3.850%, 8/1/25	700,000	692,137
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	56,637
4.400%, 2/1/21	250,000	264,137
Public Service Electric & Gas Co.
5.300%, 5/1/18	596,000	644,173
2.300%, 9/15/18	1,000,000	1,013,278
2.000%, 8/15/19	700,000	695,928
3.500%, 8/15/20	100,000	104,468
2.375%, 5/15/23	500,000	479,926
3.050%, 11/15/24	200,000	199,070
South Carolina Electric & Gas Co. 6.500%, 11/1/18	500,000	566,581
Southern California Edison Co.
1.125%, 5/1/17	600,000	596,061
5.500%, 8/15/18	500,000	546,036
3.875%, 6/1/21	631,000	669,799
1.845%, 2/1/22	185,714	182,425
2.400%, 2/1/22	200,000	196,748
3.500%, 10/1/23	200,000	206,841
Southern Co.
2.450%, 9/1/18	90,000	90,319
2.150%, 9/1/19	1,650,000	1,614,682
2.750%, 6/15/20	500,000	496,299
Southwestern Electric Power Co.
5.550%, 1/15/17	120,000	124,424
6.450%, 1/15/19	344,000	380,935
3.550%, 2/15/22	1,000,000	1,012,612
Southwestern Public Service Co.
8.750%, 12/1/18	500,000	588,763
3.300%, 6/15/24	300,000	301,814
Tampa Electric Co.
6.100%, 5/15/18	294,000	322,111
2.600%, 9/15/22	200,000	192,720
Tucson Electric Power Co. 3.050%, 3/15/25	600,000	567,444
UIL Holdings Corp. 4.625%, 10/1/20	500,000	526,081
Union Electric Co. 3.500%, 4/15/24	500,000	513,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Virginia Electric & Power Co.
5.400%, 4/30/18	$500,000	$539,274
5.000%, 6/30/19	665,000	722,699
2.750%, 3/15/23	650,000	633,122
3.450%, 2/15/24	1,000,000	1,015,269
3.100%, 5/15/25	1,500,000	1,479,188
Westar Energy, Inc. 5.100%, 7/15/20	500,000	551,686
Wisconsin Electric Power Co.
4.250%, 12/15/19	819,000	875,961
2.950%, 9/15/21	725,000	732,083
Wisconsin Power & Light Co. 5.000%, 7/15/19	319,000	349,610
Xcel Energy, Inc.
1.200%, 6/1/17	155,000	153,548
4.700%, 5/15/20	756,000	818,737
3.300%, 6/1/25	500,000	491,570

		89,482,631

Gas Utilities (0.1%)
Atmos Energy Corp. 8.500%, 3/15/19	844,000	989,532
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	346,000	375,650
4.500%, 1/15/21	1,342,000	1,404,828
Dominion Gas Holdings LLC 2.800%, 11/15/20	1,000,000	1,001,462
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	934,815
5.200%, 7/15/25	1,000,000	917,928
ONE Gas, Inc. 2.070%, 2/1/19	500,000	490,976
Panhandle Eastern Pipe Line Co. LP 6.200%, 11/1/17	900,000	957,096
Southern California Gas Co. 3.150%, 9/15/24	550,000	550,123
Southern Natural Gas Co. LLC 5.900%, 4/1/17§	846,000	857,378
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp. 4.400%, 6/15/21	150,000	139,922
Southwest Gas Corp. 3.875%, 4/1/22	500,000	497,750

		9,117,460

Independent Power and Renewable Electricity Producers (0.1%)
Constellation Energy Group, Inc. 5.150%, 12/1/20	600,000	653,640
Empresa Nacional de Electricidad S.A. 4.250%, 4/15/24	400,000	397,200
Exelon Generation Co. LLC
6.200%, 10/1/17	696,000	741,677
5.200%, 10/1/19	2,000,000	2,160,276
2.950%, 1/15/20	250,000	249,450
PSEG Power LLC 5.125%, 4/15/20	1,000,000	1,081,179
Southern Power Co.
1.850%, 12/1/17	205,000	204,053
1.500%, 6/1/18	250,000	245,627

2.375%, 6/1/20	$250,000	$242,548
4.150%, 12/1/25	500,000	501,184
TransAlta Corp. 1.900%, 6/3/17	781,000	759,034
Tri-State Generation & Transmission Association, Inc. 3.700%, 11/1/24	200,000	197,864

		7,433,732

Multi-Utilities (0.4%)
AGL Capital Corp.
3.500%, 9/15/21	750,000	756,975
3.875%, 11/15/25	300,000	301,887
Ameren Corp. 2.700%, 11/15/20	250,000	249,204
Ameren Illinois Co.
9.750%, 11/15/18	1,000,000	1,202,501
2.700%, 9/1/22	500,000	495,958
Avista Corp. 5.125%, 4/1/22	500,000	545,916
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	994,000	1,072,245
2.400%, 2/1/20	750,000	741,483
3.750%, 11/15/23	1,500,000	1,532,459
Black Hills Corp. 4.250%, 11/30/23	600,000	623,535
CenterPoint Energy, Inc.
5.950%, 2/1/17	100,000	104,336
6.500%, 5/1/18	500,000	544,231
CMS Energy Corp.
5.050%, 3/15/22	1,500,000	1,632,785
3.875%, 3/1/24	1,000,000	1,023,761
3.600%, 11/15/25	500,000	497,617
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	385,000	417,113
7.125%, 12/1/18	943,000	1,072,944
6.650%, 4/1/19	600,000	681,297
4.450%, 6/15/20	500,000	540,052
Consumers Energy Co. 6.700%, 9/15/19	1,002,000	1,153,488
Delmarva Power & Light Co. 3.500%, 11/15/23	1,000,000	1,028,878
Dominion Resources, Inc.
1.250%, 3/15/17	415,000	411,542
1.900%, 6/15/18	250,000	247,604
5.200%, 8/15/19	316,000	343,247
2.500%, 12/1/19	1,812,000	1,794,131
3.625%, 12/1/24	1,250,000	1,240,153
DTE Energy Co.
2.400%, 12/1/19	350,000	347,312
3.300%, 6/15/22§	300,000	303,386
3.500%, 6/1/24	1,000,000	997,657
NiSource Finance Corp.
6.400%, 3/15/18	944,000	1,027,484
6.800%, 1/15/19	1,000,000	1,118,591
5.450%, 9/15/20	100,000	108,644
PG&E Corp. 2.400%, 3/1/19	500,000	499,964
Puget Energy, Inc. 6.000%, 9/1/21	1,500,000	1,687,315
San Diego Gas & Electric Co. 3.600%, 9/1/23	1,650,000	1,722,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

SCANA Corp. 6.250%, 4/1/20	$300,000	$331,435
Sempra Energy
2.300%, 4/1/17	550,000	552,258
6.150%, 6/15/18	100,000	108,736
9.800%, 2/15/19	1,000,000	1,211,679
2.850%, 11/15/20	300,000	299,317
2.875%, 10/1/22	563,000	544,504
3.550%, 6/15/24	250,000	248,471
3.750%, 11/15/25	300,000	298,095
TECO Finance, Inc. 5.150%, 3/15/20	922,000	992,279
WEC Energy Group, Inc.
1.650%, 6/15/18	180,000	178,651
2.450%, 6/15/20	250,000	249,351
3.550%, 6/15/25	250,000	252,573
6.250%, 5/15/67 (l)	530,000	397,500

		33,732,815

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	1,000,000	1,051,624
3.400%, 3/1/25	400,000	406,419
United Utilities plc 5.375%, 2/1/19	500,000	530,156

		1,988,199

Total Utilities		141,754,837

Total Corporate Bonds		2,736,281,815

Government Securities (59.5%)
Foreign Governments (2.5%)
Canadian Government Bond
0.875%, 2/14/17	3,300,000	3,296,338
1.125%, 3/19/18	2,000,000	1,993,808
1.625%, 2/27/19	3,500,000	3,503,146
Development Bank of Japan, Inc. 5.125%, 2/1/17	1,200,000	1,251,218
Export Development Canada
0.875%, 1/30/17	1,000,000	998,901
1.000%, 5/15/17	1,000,000	999,539
0.750%, 12/15/17	1,250,000	1,238,039
1.000%, 6/15/18	1,000,000	990,769
1.250%, 12/10/18	800,000	793,643
1.750%, 8/19/19	3,000,000	3,004,961
Export-Import Bank of Korea
4.000%, 1/11/17	800,000	818,184
1.750%, 2/27/18	1,591,000	1,581,742
2.875%, 9/17/18	1,500,000	1,529,170
2.375%, 8/12/19	1,250,000	1,250,979
5.125%, 6/29/20	500,000	553,697
4.000%, 1/29/21	1,500,000	1,598,879
4.375%, 9/15/21	200,000	217,207
5.000%, 4/11/22	500,000	559,899
4.000%, 1/14/24	500,000	530,124
2.875%, 1/21/25	1,500,000	1,462,627
3.250%, 11/10/25	1,000,000	1,004,643
FMS Wertmanagement AoeR
1.125%, 9/5/17	3,000,000	2,994,111
1.000%, 11/21/17	1,650,000	1,639,516
1.625%, 11/20/18	1,500,000	1,504,092

1.750%, 3/17/20	$1,250,000	$1,240,984
Japan Bank for International Cooperation
1.125%, 7/19/17	3,000,000	2,977,271
1.750%, 7/31/18	2,000,000	2,003,087
1.750%, 11/13/18	1,700,000	1,695,874
1.750%, 5/29/19	2,500,000	2,480,363
3.375%, 7/31/23	2,000,000	2,094,547
2.125%, 2/10/25	1,500,000	1,414,714
Japan Finance Organization for Municipalities
5.000%, 5/16/17	1,300,000	1,361,909
4.000%, 1/13/21	700,000	751,383
Kingdom of Jordan 3.000%, 6/30/25	5,000,000	5,140,860
Korea Development Bank
2.250%, 8/7/17	1,000,000	1,005,770
1.500%, 1/22/18	1,000,000	989,464
3.000%, 3/17/19	1,000,000	1,022,313
2.500%, 3/11/20	1,000,000	1,001,093
2.250%, 5/18/20	1,000,000	993,940
4.625%, 11/16/21	250,000	274,187
3.000%, 9/14/22	1,000,000	1,003,936
3.750%, 1/22/24	500,000	521,371
Province of British Columbia
1.200%, 4/25/17	1,500,000	1,501,370
2.650%, 9/22/21	1,000,000	1,018,947
2.000%, 10/23/22	1,300,000	1,261,906
Province of Manitoba
1.125%, 6/1/18	1,000,000	990,295
1.750%, 5/30/19	1,000,000	1,003,568
2.100%, 9/6/22	1,468,000	1,406,484
3.050%, 5/14/24	1,000,000	1,013,120
Province of New Brunswick 2.750%, 6/15/18	1,312,000	1,346,290
Province of Nova Scotia 5.125%, 1/26/17	1,795,000	1,868,163
Province of Ontario
1.100%, 10/25/17	1,950,000	1,940,707
1.200%, 2/14/18	1,000,000	993,461
2.000%, 9/27/18	1,500,000	1,512,805
2.000%, 1/30/19	2,100,000	2,114,289
1.650%, 9/27/19	1,300,000	1,282,553
4.000%, 10/7/19	500,000	535,219
4.400%, 4/14/20	4,000,000	4,358,251
1.875%, 5/21/20	2,500,000	2,464,034
2.450%, 6/29/22	1,700,000	1,680,424
3.200%, 5/16/24	2,500,000	2,569,059
Province of Quebec
4.625%, 5/14/18	1,616,000	1,731,331
3.500%, 7/29/20	1,700,000	1,790,118
2.750%, 8/25/21	2,100,000	2,127,050
2.625%, 2/13/23	2,531,000	2,510,495
2.875%, 10/16/24	1,000,000	1,001,992
Republic of Chile
3.875%, 8/5/20	600,000	638,250
3.250%, 9/14/21	1,000,000	1,032,500
2.250%, 10/30/22	500,000	482,500
3.125%, 3/27/25	1,000,000	1,001,500
Republic of Colombia
7.375%, 1/27/17	1,500,000	1,575,000
7.375%, 3/18/19	2,250,000	2,523,375
4.375%, 7/12/21	2,350,000	2,361,750
2.625%, 3/15/23	1,200,000	1,054,200
4.000%, 2/26/24	2,000,000	1,905,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Republic of Italy
5.375%, 6/12/17	$2,500,000	$2,634,419
6.875%, 9/27/23	2,000,000	2,454,362
Republic of Korea
7.125%, 4/16/19	1,796,000	2,088,047
3.875%, 9/11/23	250,000	269,448
Republic of Panama
5.200%, 1/30/20	1,143,000	1,240,155
4.000%, 9/22/24	890,000	890,000
3.750%, 3/16/25	1,500,000	1,470,000
Republic of Peru
7.125%, 3/30/19	1,437,000	1,636,025
Republic of Philippines
6.500%, 1/20/20	312,000	364,260
4.000%, 1/15/21	5,750,000	6,231,563
4.200%, 1/21/24	2,400,000	2,601,000
Republic of Poland
6.375%, 7/15/19	2,798,000	3,180,710
5.125%, 4/21/21	1,500,000	1,662,975
5.000%, 3/23/22	2,062,000	2,276,551
3.000%, 3/17/23	1,750,000	1,726,270
4.000%, 1/22/24	4,250,000	4,446,053
Republic of South Africa
6.875%, 5/27/19	1,995,000	2,133,652
5.500%, 3/9/20	1,750,000	1,797,250
5.875%, 5/30/22	1,000,000	1,042,500
4.665%, 1/17/24	1,000,000	950,000
5.875%, 9/16/25	1,000,000	1,022,000
Republic of Turkey
7.500%, 7/14/17	9,100,000	9,737,000
6.750%, 4/3/18	312,000	335,868
7.500%, 11/7/19	2,200,000	2,470,600
3.250%, 3/23/23	5,950,000	5,450,200
5.750%, 3/22/24	2,000,000	2,112,000
Republic of Ukraine 1.847%, 5/29/20	3,755,000	3,739,544
Republic of Uruguay
8.000%, 11/18/22	1,000,000	1,238,750
4.500%, 8/14/24	500,000	508,750
State of Israel
5.125%, 3/26/19	1,587,000	1,748,874
4.000%, 6/30/22	1,000,000	1,073,500
3.150%, 6/30/23	500,000	507,750
Svensk Exportkredit AB
5.125%, 3/1/17	658,000	688,166
1.125%, 4/5/18	2,000,000	1,983,784
1.875%, 6/17/19	1,000,000	1,003,084
1.875%, 6/23/20	750,000	743,858
United Mexican States
5.625%, 1/15/17	818,000	851,743
5.950%, 3/19/19	3,000,000	3,330,000
5.125%, 1/15/20	250,000	272,500
3.500%, 1/21/21	2,000,000	2,030,000
3.625%, 3/15/22	9,000,000	9,054,000
3.600%, 1/30/25	2,000,000	1,948,000

		208,829,515

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839%, 1/1/41	2,000	2,285

Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491%, 11/1/39	$4,000	$4,880
City & County of Denver, General Obligation Bonds, Series 2010B
5.650%, 8/1/30	4,000	4,560
City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845%, 1/1/38	2,000	2,232
6.395%, 1/1/40	4,000	5,036
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE
6.011%, 6/15/42	4,000	5,212
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
5.724%, 6/15/42	2,000	2,499
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A
5.508%, 8/1/37	8,000	9,764
City of New York, General Obligation Bonds, Series 2009-A1
5.206%, 10/1/31	4,000	4,845
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E, MASSACHUSETTS ST (ISSR)
4.200%, 12/1/21	155,000	166,923
County of Clark Airport System, Revenue Bonds, Series 2009B
6.881%, 7/1/42	4,000	4,476
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.750%, 8/1/49	4,000	5,657
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B
6.731%, 7/1/43	204,000	261,108
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B
6.138%, 5/1/49	4,000	5,214

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Energy Northwest Columbia Generating Station Electric , Revenue and Refunding Bonds, Series 2015-B, BONNEVILLE PWR ADMIN (OBLI)
2.814%, 7/1/24	$500,000	$495,435
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107%, 7/1/18	1,000,000	1,005,490
2.995%, 7/1/20	750,000	760,140
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637%, 4/1/57	2,000	2,400
7.055%, 4/1/57	4,000	4,475
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM
(Zero Coupon), 2/15/19	1,000,000	900,510
(Zero Coupon), 2/15/23	1,000,000	715,870
Ohio State University, Revenue Bonds, Series 2010C
4.910%, 6/1/40	4,000	4,491
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511%, 12/1/45	1,000	1,158
5.561%, 12/1/49	3,000	3,452
Regents of the University of California, Revenue Bonds, Series 2013-AH,
1.796%, 7/1/19	175,000	175,117
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	4,000	4,914
7.043%, 4/1/50	4,000	5,513
State of California, Various Purposes, General Obligation Bonds, Series 2009,
5.750%, 3/1/17	200,000	210,766
6.200%, 3/1/19	200,000	226,566
6.200%, 10/1/19	400,000	458,744
State of Illinois, General Obligation Bonds, Series 2011
5.365%, 3/1/17	310,000	321,510
5.665%, 3/1/18	2,500,000	2,647,125
5.877%, 3/1/19	60,000	64,288
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770%, 3/15/39	2,000	2,409

		8,495,064

Supranational (2.8%)
African Development Bank
0.875%, 5/15/17	$2,860,000	$2,853,480
0.750%, 11/3/17	1,500,000	1,487,677
0.875%, 3/15/18	2,000,000	1,982,533
1.375%, 12/17/18	857,000	856,435
1.375%, 2/12/20	1,000,000	985,300
Asian Development Bank
0.750%, 1/11/17	1,000,000	997,009
1.125%, 3/15/17	1,000,000	1,000,547
0.750%, 7/28/17	3,000,000	2,979,057
1.125%, 6/5/18	3,000,000	2,978,971
1.750%, 9/11/18	3,100,000	3,122,654
1.875%, 10/23/18	1,900,000	1,919,915
1.750%, 3/21/19	1,350,000	1,356,507
1.375%, 3/23/20	650,000	637,686
1.625%, 8/26/20	1,000,000	986,340
2.125%, 11/24/21	1,500,000	1,497,090
1.875%, 2/18/22	3,000,000	2,944,893
2.000%, 1/22/25	3,000,000	2,890,946
Corp. Andina de Fomento
5.750%, 1/12/17	346,000	359,148
8.125%, 6/4/19	1,229,000	1,459,438
4.375%, 6/15/22	1,500,000	1,586,250
Council of Europe Development Bank
1.500%, 2/22/17	1,500,000	1,507,185
1.500%, 6/19/17	200,000	201,050
1.000%, 3/7/18	1,500,000	1,489,699
1.125%, 5/31/18	1,000,000	993,328
1.750%, 11/14/19	1,500,000	1,490,680
1.625%, 3/10/20	1,000,000	989,290
European Bank for Reconstruction & Development
1.000%, 2/16/17	1,500,000	1,499,236
0.750%, 9/1/17	2,250,000	2,233,620
1.625%, 4/10/18	1,600,000	1,609,185
1.000%, 6/15/18	2,150,000	2,130,139
1.000%, 9/17/18	2,500,000	2,468,355
1.625%, 11/15/18	100,000	100,280
1.750%, 6/14/19	2,000,000	2,004,132
1.750%, 11/26/19	1,000,000	998,815
1.875%, 2/23/22	1,000,000	981,808
European Investment Bank
4.875%, 1/17/17	3,021,000	3,140,730
0.875%, 4/18/17	5,200,000	5,187,321
5.125%, 5/30/17	3,401,000	3,590,819
1.625%, 6/15/17	4,000,000	4,027,301
1.000%, 8/17/17	7,000,000	6,978,028
1.125%, 9/15/17	2,415,000	2,411,085
1.000%, 12/15/17	2,824,000	2,806,187
1.000%, 3/15/18	4,000,000	3,966,408
1.250%, 5/15/18	2,500,000	2,489,156
1.000%, 6/15/18	5,500,000	5,440,067
1.625%, 12/18/18	2,500,000	2,502,666
1.875%, 3/15/19	3,000,000	3,020,245
1.750%, 6/17/19	5,000,000	5,004,600
1.625%, 3/16/20	4,000,000	3,952,699
1.375%, 6/15/20	5,000,000	4,877,744
2.875%, 9/15/20	2,750,000	2,856,120
1.625%, 12/15/20	1,000,000	979,373
4.000%, 2/16/21	2,200,000	2,402,685
2.500%, 4/15/21	2,000,000	2,038,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.250%, 8/15/22	$3,000,000	$2,991,833
3.250%, 1/29/24	3,100,000	3,287,903
2.500%, 10/15/24	1,000,000	1,002,858
1.875%, 2/10/25	3,000,000	2,858,700
Inter-American Development Bank
1.000%, 7/14/17	2,000,000	1,998,770
0.875%, 3/15/18	500,000	495,529
1.125%, 8/28/18	2,000,000	1,984,798
4.250%, 9/10/18	1,967,000	2,112,981
3.875%, 9/17/19	1,000,000	1,076,932
1.250%, 10/15/19	1,000,000	982,281
1.750%, 10/15/19	5,000,000	5,002,462
3.875%, 2/14/20	3,349,000	3,619,780
1.875%, 6/16/20	1,500,000	1,498,189
1.375%, 7/15/20	5,000,000	4,882,512
2.125%, 11/9/20	3,100,000	3,118,711
3.000%, 2/21/24	2,000,000	2,089,225
2.125%, 1/15/25	2,000,000	1,944,656
International Bank for Reconstruction & Development
0.875%, 4/17/17	4,000,000	3,995,350
9.250%, 7/15/17	599,000	668,961
1.125%, 7/18/17	2,500,000	2,501,499
1.000%, 11/15/17	2,250,000	2,237,851
1.375%, 4/10/18	2,000,000	1,998,991
1.000%, 6/15/18	4,500,000	4,453,104
1.000%, 10/5/18	4,000,000	3,946,421
1.875%, 3/15/19	3,700,000	3,730,044
1.875%, 10/7/19	2,500,000	2,510,223
2.125%, 11/1/20	2,150,000	2,160,126
2.250%, 6/24/21	3,000,000	3,022,049
1.625%, 2/10/22	3,000,000	2,900,659
1.875%, 10/7/22	1,000,000	986,954
7.625%, 1/19/23	1,000,000	1,340,935
2.125%, 2/13/23	1,319,000	1,300,891
2.500%, 11/25/24	3,500,000	3,524,957
2.125%, 3/3/25	450,000	437,193
2.500%, 7/29/25	3,000,000	2,998,980
International Finance Corp.
2.125%, 11/17/17	4,250,000	4,323,205
0.625%, 12/21/17	624,000	616,816
0.875%, 6/15/18	2,750,000	2,718,997
1.750%, 9/4/18	3,000,000	3,026,906
1.250%, 11/27/18	469,000	466,179
1.750%, 9/16/19	2,500,000	2,504,577
1.625%, 7/16/20	1,500,000	1,483,851
Nordic Investment Bank
5.000%, 2/1/17	1,817,000	1,894,331
1.000%, 3/7/17	1,000,000	999,884
0.750%, 1/17/18	824,000	816,454
1.125%, 3/19/18	500,000	498,429
North American Development Bank
4.375%, 2/11/20	500,000	539,086
2.400%, 10/26/22	1,150,000	1,129,857

		229,932,094

U.S. Government Agencies (4.3%)
Federal Farm Credit Bank
4.875%, 1/17/17	6,232,000	6,480,248
0.730%, 10/13/17	1,000,000	991,836

0.710%, 10/20/17	$1,000,000	$990,805
0.820%, 12/12/17	1,000,000	992,028
1.070%, 2/12/18	1,000,000	995,093
1.100%, 3/14/18	500,000	498,625
1.100%, 6/1/18	1,000,000	995,976
1.300%, 12/14/18	500,000	498,643
1.290%, 6/14/19	1,000,000	990,598
Federal Home Loan Bank
4.750%, 12/16/16	1,000	1,036
4.875%, 5/17/17	3,169,000	3,336,123
0.875%, 5/24/17	5,000,000	4,986,681
0.625%, 5/30/17	2,740,000	2,726,307
5.250%, 6/5/17	3,135,000	3,311,006
1.000%, 6/21/17	7,400,000	7,389,642
0.750%, 8/28/17	3,000,000	2,979,658
0.750%, 9/8/17	2,000,000	1,986,761
5.000%, 11/17/17	7,676,000	8,222,629
1.125%, 12/8/17	2,000,000	1,998,546
1.000%, 12/19/17	2,625,000	2,615,954
1.375%, 3/9/18	4,000,000	4,014,144
1.750%, 12/14/18	3,000,000	3,030,530
1.875%, 3/8/19	500,000	506,012
1.875%, 3/13/20	2,000,000	2,014,531
4.125%, 3/13/20	4,000,000	4,378,547
1.830%, 7/29/20	1,000,000	1,000,539
5.500%, 7/15/36	3,000	3,905
Federal Home Loan Mortgage Corp.
5.000%, 2/16/17	3,000,000	3,133,150
0.875%, 2/22/17	3,160,000	3,156,944
1.000%, 3/8/17	6,000,000	5,999,682
5.000%, 4/18/17	5,577,000	5,861,734
1.250%, 5/12/17	5,000,000	5,015,900
1.000%, 6/29/17	3,500,000	3,498,998
0.750%, 7/14/17	4,000,000	3,979,615
1.000%, 7/25/17	1,000,000	999,157
1.000%, 7/28/17	5,000,000	4,992,978
5.500%, 8/23/17	450,000	481,883
1.000%, 9/29/17	5,750,000	5,736,979
5.125%, 11/17/17	7,687,000	8,247,678
1.000%, 12/15/17	3,750,000	3,737,332
0.750%, 1/12/18	6,000,000	5,946,971
1.150%, 2/27/18	1,000,000	998,253
0.875%, 3/7/18	3,000,000	2,976,399
1.000%, 4/13/18	1,000,000	993,198
1.100%, 5/7/18	2,000,000	1,989,059
1.250%, 5/14/18	1,000,000	998,820
1.050%, 5/17/18	2,000,000	1,986,856
1.125%, 5/25/18	1,000,000	996,833
1.250%, 5/25/18	3,000,000	2,996,444
4.875%, 6/13/18	2,000,000	2,170,600
1.200%, 10/29/18	1,000,000	992,234
1.250%, 10/29/18	1,000,000	996,822
1.500%, 12/14/18	1,000,000	999,968
3.750%, 3/27/19	3,470,000	3,717,643
1.750%, 5/30/19	8,000,000	8,058,458
2.000%, 7/30/19	600,000	608,856
1.250%, 8/1/19	3,500,000	3,457,753
1.250%, 10/2/19	7,500,000	7,389,100
1.375%, 5/1/20	10,350,000	10,203,973
2.100%, 12/30/20	1,500,000	1,500,631
2.375%, 1/13/22	15,947,000	16,165,388

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Federal National Mortgage Association
1.250%, 1/30/17	$2,000,000	$2,003,602
5.000%, 2/13/17	4,000,000	4,179,400
0.750%, 4/20/17	3,000,000	2,989,533
1.125%, 4/27/17	12,000,000	12,018,448
5.000%, 5/11/17	3,999,000	4,210,914
2.000%, 5/16/17	1,000,000	1,005,596
(Zero Coupon), 6/1/17	3,000,000	2,955,504
5.375%, 6/12/17	6,412,000	6,808,975
0.950%, 8/23/17	2,500,000	2,494,631
0.875%, 8/28/17	11,350,000	11,314,612
1.000%, 9/20/17	2,000,000	1,995,038
1.000%, 9/27/17	1,500,000	1,497,204
0.875%, 10/26/17	4,750,000	4,725,713
0.900%, 11/7/17	4,300,000	4,274,738
0.875%, 12/20/17	5,000,000	4,971,629
1.000%, 12/28/17	4,000,000	3,976,961
1.030%, 1/30/18	1,000,000	994,627
0.875%, 2/8/18	3,000,000	2,977,990
1.200%, 2/28/18	1,000,000	998,388
0.875%, 5/21/18	3,812,000	3,777,310
1.250%, 6/20/18	1,000,000	998,252
1.125%, 10/19/18	3,000,000	2,980,052
1.100%, 10/29/18	1,000,000	991,657
1.160%, 10/29/18	2,000,000	1,986,248
0.500%, 11/13/18 (e)	1,000,000	996,269
1.625%, 11/27/18	10,000,000	10,065,968
1.125%, 12/14/18	5,000,000	4,956,527
1.250%, 12/28/18	250,000	248,910
1.750%, 1/30/19	700,000	706,356
1.875%, 2/19/19	2,000,000	2,027,598
1.750%, 6/20/19	3,000,000	3,020,092
1.750%, 9/12/19	8,000,000	8,043,117
1.700%, 10/4/19	200,000	199,883
(Zero Coupon), 10/9/19	4,000,000	3,704,064
1.500%, 10/9/19	1,500,000	1,490,995
1.550%, 10/29/19	3,000,000	2,984,854
1.875%, 2/13/20	2,000,000	2,000,824
1.750%, 3/6/20	1,000,000	1,001,313
1.500%, 6/22/20	5,000,000	4,930,607
1.750%, 11/25/20	1,000,000	995,265
1.500%, 11/30/20	2,817,000	2,762,136
1.875%, 12/28/20	1,313,000	1,310,264
2.250%, 10/17/22	2,500,000	2,474,520
2.200%, 10/25/22	325,000	321,154
2.500%, 3/27/23	250,000	248,540
2.625%, 9/6/24	5,000,000	5,052,905
Financing Corp.
10.700%, 10/6/17	1,200,000	1,399,871
9.800%, 4/6/18	250,000	297,609
Tennessee Valley Authority
5.500%, 7/18/17	4,568,000	4,872,268
6.250%, 12/15/17	62,000	68,034
4.500%, 4/1/18	156,000	166,859
3.875%, 2/15/21	2,830,000	3,072,665
1.875%, 8/15/22	1,000,000	973,544
2.875%, 9/15/24	2,400,000	2,420,743

		358,863,468

U.S. Treasuries (49.8%)
U.S. Treasury Bonds
8.750%, 5/15/17	11,386,000	12,587,867
8.875%, 8/15/17	2,903,000	3,270,411

9.125%, 5/15/18	$3,533,000	$4,191,125
9.000%, 11/15/18	1,386,000	1,687,157
8.875%, 2/15/19	7,432,000	9,142,667
8.125%, 8/15/19	14,212,000	17,519,759
8.500%, 2/15/20	187,000	238,080
8.750%, 8/15/20	1,880,000	2,462,268
7.125%, 2/15/23	4,312,000	5,757,446
6.250%, 8/15/23	2,000,000	2,581,563
U.S. Treasury Notes
0.750%, 1/15/17	20,250,000	20,233,883
0.500%, 1/31/17	50,000,000	49,823,240
0.875%, 1/31/17	10,000,000	10,003,369
3.125%, 1/31/17	6,011,000	6,155,551
0.625%, 2/15/17	25,850,000	25,788,531
4.625%, 2/15/17	9,617,000	10,014,171
0.500%, 2/28/17	50,000,000	49,807,130
0.875%, 2/28/17	38,500,000	38,522,184
3.000%, 2/28/17	21,764,000	22,295,453
0.750%, 3/15/17	1,000,000	998,564
1.000%, 3/31/17	28,000,000	28,043,750
3.250%, 3/31/17	15,153,000	15,589,167
0.875%, 4/30/17	27,497,000	27,485,319
3.125%, 4/30/17	19,464,000	20,025,110
4.500%, 5/15/17	20,957,000	21,964,942
0.625%, 5/31/17	1,686,000	1,678,500
2.750%, 5/31/17	19,837,000	20,338,835
0.750%, 6/30/17	30,000,000	29,905,371
2.500%, 6/30/17	37,303,000	38,137,580
0.500%, 7/31/17	15,000,000	14,886,328
2.375%, 7/31/17	13,000,000	13,274,854
0.875%, 8/15/17	30,000,000	29,934,522
4.750%, 8/15/17	25,224,000	26,741,874
0.625%, 8/31/17	45,809,000	45,517,774
1.875%, 8/31/17	21,197,000	21,489,287
0.625%, 9/30/17	30,000,000	29,792,724
1.875%, 9/30/17	48,759,000	49,442,533
0.750%, 10/31/17	29,373,000	29,214,662
1.875%, 10/31/17	3,811,000	3,866,453
0.875%, 11/15/17	15,000,000	14,948,656
4.250%, 11/15/17	13,921,000	14,738,383
0.625%, 11/30/17	28,000,000	27,768,398
2.250%, 11/30/17	36,150,000	36,949,432
0.750%, 12/31/17	42,707,000	42,416,725
2.750%, 12/31/17	3,571,000	3,685,732
0.875%, 1/31/18	27,000,000	26,865,000
2.625%, 1/31/18	2,500,000	2,577,173
3.500%, 2/15/18	30,639,000	32,169,155
0.750%, 2/28/18	29,997,000	29,742,727
2.750%, 2/28/18	31,561,000	32,644,060
0.750%, 3/31/18	15,000,000	14,867,579
2.875%, 3/31/18	20,000,000	20,761,914
0.750%, 4/15/18	5,000,000	4,951,563
0.625%, 4/30/18	49,682,000	49,043,025
2.625%, 4/30/18	9,561,000	9,883,217
3.875%, 5/15/18	7,225,000	7,687,428
1.000%, 5/31/18	30,000,000	29,848,536
2.375%, 5/31/18	17,700,000	18,198,158
1.375%, 6/30/18	50,624,000	50,825,706
2.375%, 6/30/18	10,000,000	10,293,457
1.375%, 7/31/18	60,550,000	60,778,243
2.250%, 7/31/18	32,000,000	32,833,127
4.000%, 8/15/18	10,460,000	11,221,721
1.500%, 8/31/18	18,249,000	18,368,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

1.375%, 9/30/18	$95,500,000	$95,795,639
1.250%, 10/31/18	2,000,000	1,997,070
1.750%, 10/31/18	20,000,000	20,256,250
1.250%, 11/15/18	25,000,000	24,961,425
3.750%, 11/15/18	26,904,000	28,782,026
1.250%, 11/30/18	40,000,000	39,928,908
1.250%, 12/15/18	25,000,000	24,945,313
1.375%, 12/31/18	17,650,000	17,661,893
1.500%, 12/31/18	26,600,000	26,718,194
1.250%, 1/31/19	25,000,000	24,916,993
1.500%, 1/31/19	21,250,000	21,323,255
2.750%, 2/15/19	29,907,000	31,163,737
1.375%, 2/28/19	15,812,000	15,801,036
1.500%, 2/28/19	45,500,000	45,641,742
1.500%, 3/31/19	5,050,000	5,064,401
1.250%, 4/30/19	2,000,000	1,987,246
1.625%, 4/30/19	43,000,000	43,248,592
3.125%, 5/15/19	37,954,000	40,043,322
1.500%, 5/31/19	25,000,000	25,021,240
1.000%, 6/30/19	4,600,000	4,523,408
1.625%, 6/30/19	5,000,000	5,022,266
0.875%, 7/31/19	1,500,000	1,466,030
1.625%, 7/31/19	40,000,000	40,139,064
3.625%, 8/15/19	38,086,000	40,891,495
1.625%, 8/31/19	30,000,000	30,084,081
1.000%, 9/30/19	5,000,000	4,894,873
1.750%, 9/30/19	50,000,000	50,336,425
1.250%, 10/31/19	1,000,000	988,106
1.500%, 10/31/19	35,000,000	34,887,891
3.375%, 11/15/19	36,223,000	38,677,250
1.000%, 11/30/19	20,000,000	19,548,242
1.500%, 11/30/19	45,000,000	44,820,702
1.125%, 12/31/19	2,000,000	1,961,836
1.625%, 12/31/19	35,000,000	35,000,000
1.250%, 1/31/20	40,000,000	39,384,376
1.375%, 1/31/20	10,000,000	9,895,117
3.625%, 2/15/20	42,855,000	46,227,320
1.250%, 2/29/20	2,500,000	2,458,789
1.375%, 2/29/20	50,000,000	49,426,270
1.125%, 3/31/20	7,500,000	7,331,030
1.375%, 3/31/20	30,000,000	29,630,859
1.375%, 4/30/20	50,000,000	49,354,005
3.500%, 5/15/20	41,024,000	44,100,000
1.375%, 5/31/20	16,061,000	15,829,966
1.500%, 5/31/20	50,000,000	49,572,265
1.625%, 6/30/20	30,000,000	29,875,194
2.625%, 8/15/20	50,687,000	52,651,618
1.375%, 8/31/20	25,000,000	24,601,317
2.125%, 8/31/20	36,000,000	36,581,134
1.375%, 9/30/20	40,000,000	39,310,548
2.000%, 9/30/20	1,100,000	1,111,967
1.375%, 10/31/20	15,000,000	14,735,889
2.625%, 11/15/20	44,196,000	45,919,383
1.625%, 11/30/20	50,000,000	49,706,055
2.000%, 11/30/20	1,000,000	1,010,117
1.750%, 12/31/20	20,000,000	19,984,376
2.375%, 12/31/20	16,000,000	16,449,843
2.125%, 1/31/21	41,000,000	41,598,985
3.625%, 2/15/21	52,140,000	56,671,190
2.000%, 2/28/21	1,000,000	1,008,135
2.250%, 3/31/21	1,100,000	1,122,290
3.125%, 5/15/21	51,569,000	54,836,381

2.250%, 7/31/21	$15,000,000	$15,279,345
2.125%, 8/15/21	50,062,000	50,650,619
2.000%, 8/31/21	15,000,000	15,065,478
2.125%, 9/30/21	25,000,000	25,262,207
2.000%, 10/31/21	25,000,000	25,070,067
2.000%, 11/15/21	37,978,000	38,091,117
2.000%, 2/15/22	42,662,000	42,748,241
1.750%, 2/28/22	25,000,000	24,646,973
1.750%, 3/31/22	15,000,000	14,768,847
1.750%, 5/15/22	17,936,000	17,642,088
1.875%, 5/31/22	15,000,000	14,854,688
2.000%, 7/31/22	25,000,000	24,932,618
1.625%, 8/15/22	38,928,800	37,917,562
1.875%, 8/31/22	25,000,000	24,710,693
1.750%, 9/30/22	30,000,000	29,402,343
1.625%, 11/15/22	35,304,700	34,297,273
2.000%, 11/30/22	15,000,000	14,919,434
2.125%, 12/31/22	20,000,000	20,036,718
2.000%, 2/15/23	93,030,900	92,489,432
1.750%, 5/15/23	70,514,600	68,702,156
2.500%, 8/15/23	6,750,000	6,925,012
2.750%, 11/15/23	30,000,000	31,306,347
2.750%, 2/15/24	22,000,000	22,916,093
2.500%, 5/15/24	50,000,000	51,093,750
2.375%, 8/15/24	45,000,000	45,466,699
2.250%, 11/15/24	55,000,000	54,973,682
2.000%, 2/15/25	55,000,000	53,763,039
2.125%, 5/15/25	50,000,000	49,344,725
2.000%, 8/15/25	57,500,000	56,064,185
2.250%, 11/15/25	35,000,000	34,922,755

		4,121,625,899

Total Government Securities		4,927,746,040

Total Long-Term Debt Securities (92.5%) (Cost $7,608,910,035)		7,664,027,855

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae 8.250%(l)*	22,000	77,000
Freddie Mac 8.375%(l)*	17,000	57,800

Total Preferred Stocks (0.0%) (Cost $18,166)		134,800

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(6.4%)
iShares® Barclays 1-3 Year Treasury Bond ETF	2,420,000	204,151,200
iShares® Barclays 3-7 Year Treasury Bond ETF	1,673,449	205,181,582
iShares® Barclays 7-10 Year Treasury Bond ETF	1,125,971	118,891,278

Total Investment Companies (6.4%) (Cost $525,051,822)		528,224,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (1.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	137,644,167	$137,644,167

Total Short-Term Investment (1.7%) (Cost $137,644,167)		137,644,167

Total Investments (100.6%) (Cost $8,271,624,190)		8,330,030,882
Other Assets Less Liabilities (-0.6%)		(45,826,885)

Net Assets (100%)		$8,284,203,997

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $63,966,072 or 0.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $2,010,000 or 0.0% of net assets.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$168,148,347	$—	$168,148,347
Consumer Staples	—	189,269,271	—	189,269,271
Energy	—	270,206,174	—	270,206,174
Financials	—	1,158,948,882	—	1,158,948,882
Health Care	—	249,537,736	—	249,537,736
Industrials	—	157,573,311	—	157,573,311
Information Technology	—	201,955,164	—	201,955,164
Materials	—	102,929,827	—	102,929,827
Telecommunication Services	—	95,958,266	—	95,958,266
Utilities	—	141,754,837	—	141,754,837
Government Securities
Foreign Governments	—	208,829,515	—	208,829,515
Municipal Bonds	—	8,495,064	—	8,495,064
Supranational	—	229,932,094	—	229,932,094
U.S. Government Agencies	—	358,863,468	—	358,863,468
U.S. Treasuries	—	4,121,625,899	—	4,121,625,899
Investment Companies
Exchange Traded Funds (ETFs)	528,224,060	—	—	528,224,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Preferred Stocks
Financials	$134,800	$—	$—	$134,800
Short-Term Investments	137,644,167	—	—	137,644,167

Total Assets	$666,003,027	$7,664,027,855	$—	$8,330,030,882

Total Liabilities	$—	$—	$—	$—

Total	$666,003,027	$7,664,027,855	$—	$8,330,030,882

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015., 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$826,020,456
Long-term U.S. government debt securities	1,088,706,113

$1,914,726,569

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$847,415,516
Long-term U.S. government debt securities	1,256,025,299

$2,103,440,815

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$114,031,548
Aggregate gross unrealized depreciation	(56,415,001)

Net unrealized appreciation	$57,616,547

Federal income tax cost of investments	$8,272,414,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $8,271,624,190)	$8,330,030,882
Foreign cash (Cost $490)	397
Dividends, interest and other receivables	50,816,769
Receivable for securities sold	23,151,743
Other assets	25,998

Total assets	8,404,025,789

LIABILITIES
Overdraft payable	1,036,405
Payable for securities purchased	114,777,824
Investment management fees payable	2,376,078
Administrative fees payable	712,543
Distribution fees payable – Class IB	448,714
Distribution fees payable – Class IA	17,172
Other liabilities	87,085
Accrued expenses	365,971

Total liabilities	119,821,792

NET ASSETS	$8,284,203,997

Net assets were comprised of:
Paid in capital	$8,470,411,218
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(244,613,820)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	58,406,599

Net assets	$8,284,203,997

Class IA
Net asset value, offering and redemption price per share, $80,568,070 / 8,166,255 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

Class IB
Net asset value, offering and redemption price per share, $2,104,527,600 / 212,952,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $6,099,108,327 / 618,290,348 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

STATEMENT OF OPERATIONS (ah)

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$178,106,794
Dividends	6,234,476

Total income	184,341,270

EXPENSES
Investment management fees	29,140,743
Administrative fees	8,605,150
Distribution fees – Class IB	5,525,864
Printing and mailing expenses	348,382
Distribution fees – Class IA	211,678
Custodian fees	166,000
Trustees’ fees	163,332
Professional fees	106,060
Miscellaneous	315,413

Total expenses	44,582,622

NET INVESTMENT INCOME (LOSS)	139,758,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	13,121,930
Change in unrealized appreciation (depreciation) on:
Investments	(97,865,100)
Foreign currency translations	(45)

Net change in unrealized appreciation (depreciation)	(97,865,145)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(84,743,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,015,433

(ah)

On September 25. 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Fixed Income Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Core Bond Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015 (ah)	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$139,758,648	$128,002,607
Net realized gain (loss) on investments	13,121,930	20,494,408
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(97,865,145)	63,833,118

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,015,433	212,330,133

DIVIDENDS:
Dividends from net investment income
Class IA	(1,218,782)	(1,167,788)
Class IB	(31,763,910)	(29,756,465)
Class K	(107,219,262)	(97,450,526)

TOTAL DIVIDENDS:	(140,201,954)	(128,374,779)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 398,868 and 413,983 shares, respectively ]	4,009,567	4,150,065
Capital shares issued in reinvestment of dividends [ 123,315 and 117,237 shares, respectively ]	1,218,782	1,167,788
Capital shares repurchased [ (1,225,922) and (1,268,629) shares, respectively ]	(12,322,564)	(12,707,307)

Total Class IA transactions	(7,094,215)	(7,389,454)

Class IB
Capital shares sold [ 20,465,923 and 14,419,790 shares, respectively ]	206,190,975	144,718,352
Capital shares issued in connection with merger (Note 8) [ 163,369 and 0 shares, respectively ]	1,648,493	—
Capital shares issued in reinvestment of dividends [ 3,208,410 and 2,982,331 shares, respectively ]	31,763,910	29,756,465
Capital shares repurchased [ (36,276,212) and (35,085,491) shares, respectively ]	(365,533,918)	(352,382,745)

Total Class IB transactions	(125,930,540)	(177,907,928)

Class K
Capital shares sold [ 49,458,601 and 90,503,819 shares, respectively ]	497,596,964	908,100,698
Capital shares sold in-kind (Note 8) [ 0 and 31,273,561 shares, respectively ]	—	311,985,709
Capital shares issued in reinvestment of dividends [ 10,850,893 and 9,785,357 shares, respectively ]	107,219,262	97,450,526
Capital shares repurchased [ (66,066,869) and (58,621,279) shares, respectively ]	(665,504,810)	(588,725,443)

Total Class K transactions	(60,688,584)	728,811,490

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(193,713,339)	543,514,108

TOTAL INCREASE (DECREASE) IN NET ASSETS	(278,899,860)	627,469,462
NET ASSETS:
Beginning of year	8,563,103,857	7,935,634,395

End of year (a)	$8,284,203,997	$8,563,103,857

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

(ah)On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Fixed Income Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Core Bond Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO (ah)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.97	$9.87	$10.15	$9.98	$9.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.13	0.15	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	0.09	(0.29)	0.17	0.28

Total from investment operations	0.05	0.23	(0.16)	0.32	0.49

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.12)	(0.15)	(0.22)

Net asset value, end of year	$9.87	$9.97	$9.87	$10.15	$9.98

Total return	0.51%	2.36%	(1.59)%	3.20%	5.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$80,568	$88,462	$94,808	$116,262	$127,549
Ratio of expenses to average net assets (f)	0.71%	0.71%	0.72%	0.72%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.45%	1.35%	1.31%	1.48%	2.11%
Portfolio turnover rate^	23%	24%	33%	32%	79%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.99	$9.88	$10.17	$10.00	$9.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.13	0.15	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.11)	0.10	(0.30)	0.17	0.30

Total from investment operations	0.04	0.24	(0.17)	0.32	0.47

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.12)	(0.15)	(0.19)

Net asset value, end of year	$9.88	$9.99	$9.88	$10.17	$10.00

Total return	0.41%	2.46%	(1.69)%	3.20%	4.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,104,528	$2,251,635	$2,402,741	$1,485,443	$1,355,385
Ratio of expenses to average net assets (f)	0.71%	0.71%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.46%	1.35%	1.30%	1.47%	1.73%
Portfolio turnover rate^	23%	24%	33%	32%	79%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO (ah)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$9.97	$9.87	$10.15	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	0.10	(0.30)	0.17	0.02

Total from investment operations	0.07	0.26	(0.14)	0.35	0.08

Less distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.14)	(0.18)	(0.22)

Net asset value, end of period	$9.86	$9.97	$9.87	$10.15	$9.98

Total return (b)	0.66%	2.62%	(1.34)%	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,099,108	$6,223,006	$5,438,085	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.46%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.71%	1.60%	1.56%	1.72%	1.74%
Portfolio turnover rate^	23%	24%	33%	32%	79%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ah)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Fixed Income Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Core Bond Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(18.09)%	(9.39)%
Portfolio – Class K Shares*	(17.99)	(9.20)
MSCI Emerging Markets (Gross Div) Index	(14.60)	(6.86)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (18.09)% for the year ended December 31, 2015. The Portfolio’s benchmark, the MSCI Emerging Markets (Gross Div) Index, returned (14.60)% over the same period.

Portfolio Highlights

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

What helped performance during the year:

•	Industrials stock selection was especially strong for relative performance during the year, including an overweight in South Korean conglomerate CJ Corp.

•

Underweighting the Telecommunication Services sector benefitted performance, including avoiding MTN Group, a South Africa-based multinational mobile telecommunications firm which performed poorly for the benchmark over the period.

•	An underweight in the Financials sector, as well as avoiding Brazilian holding Banco Bradesco S.A. and holding Indian firm HDFC Bank Ltd., aided relative performance.

•	Relative underweights in the Materials and Utilities sectors also added to performance.

What hurt performance during the year:

•

The Portfolio’s relative overweight to China detracted from performance, including overweighting Weichai Power Co. Ltd. in the Industrials sector and Great Wall Motor in the Consumer Discretionary sector.

•	Underweighting the Information Technology sector was detrimental to relative performance, led by not holding Chinese firm Tencent Holdings Ltd.

•

From a sector perspective, a large overweight to Industrials and underweight to Telecommunications detracted from performance. Stock selection in the Materials, Consumer Discretionary, and Energy sectors was also notably negative.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At year end, the Portfolio had relative overweights to Consumer Staples, Health Care, Industrials and Materials. The Portfolio had relative underweights to Energy, Consumer Discretionary, Financials, Telecommunications, Information Technology and Utilities. As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We focus on owning fundamentally sound companies that we believe well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe they will outperform over the longer term.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Exchange Traded Funds	$18,056,134	49.4%
Financials	2,605,434	7.1
Industrials	1,986,197	5.5
Information Technology	1,670,866	4.6
Materials	1,070,627	2.9
Consumer Staples	946,485	2.6
Consumer Discretionary	682,787	1.9
Energy	443,409	1.2
Health Care	326,646	0.9
Telecommunication Services	185,007	0.5
Cash and Other	8,542,365	23.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$813.75	$5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	813.82	4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (2.9%)
Banco Bradesco S.A. (ADR)	26,080	$125,445
Cielo S.A.	34,860	295,047
Embraer S.A.	36,300	268,615
Itau Unibanco Holding S.A. (Preference) (ADR) (q)	24,331	158,395
Natura Cosmeticos S.A.	9,400	55,434
Petroleo Brasileiro S.A. (ADR)*	13,742	59,091
Qualicorp S.A.	20,700	73,969

		1,035,996

China (7.9%)
Anhui Conch Cement Co., Ltd., Class H	97,000	258,299
China BlueChemical Ltd., Class H	600,000	162,964
China Oilfield Services Ltd., Class H	200,000	170,411
China Petroleum & Chemical Corp., Class H	356,400	213,907
China Shipping Container Lines Co., Ltd., Class H*	1,108,000	308,808
Dongfeng Motor Group Co., Ltd., Class H	140,000	185,395
Great Wall Motor Co., Ltd., Class H	211,000	244,238
Industrial & Commercial Bank of China Ltd., Class H	422,000	252,753
Jiangxi Copper Co., Ltd., Class H	235,000	277,382
Mindray Medical International Ltd. (ADR)	9,317	252,677
Weichai Power Co., Ltd., Class H	273,000	299,638
Zhejiang Expressway Co., Ltd., Class H	216,000	258,888

		2,885,360

Colombia (0.5%)
Bancolombia S.A. (ADR)	6,407	171,387

Czech Republic (0.7%)
Komercni Banka A/S	1,276	252,843

Hong Kong (0.9%)
Orient Overseas International Ltd.	68,500	327,703

India (1.6%)
HDFC Bank Ltd. (ADR)	5,952	366,643
ICICI Bank Ltd. (ADR)	28,560	223,625

		590,268

Indonesia (1.1%)
PT Bank Rakyat Indonesia (Persero) Tbk	301,000	246,030
PT Indofood Sukses Makmur Tbk	435,500	161,889

		407,919

Malaysia (0.3%)
AMMB Holdings Bhd	111,800	117,765

Mexico (1.0%)
Controladora Comercial Mexicana S.A.B. de C.V.	137,100	376,350

South Africa (1.2%)
African Rainbow Minerals Ltd.	12,318	34,240
Anglo American Platinum Ltd.*	1,817	21,548

Impala Platinum Holdings Ltd.*	18,126	$29,125
Investec Ltd.	46,979	331,543

		416,456

South Korea (4.4%)
CJ Corp.*	2,452	522,545
Hyundai Mobis Co., Ltd.*	1,213	253,154
KT Corp.*	7,699	185,007
POSCO	1,218	173,271
Samsung Electronics Co., Ltd.	445	475,185

		1,609,162

Taiwan (3.4%)
Advanced Semiconductor Engineering, Inc.	384,000	438,921
Taiwan Semiconductor Manufacturing Co., Ltd.	107,000	461,713
Uni-President Enterprises Corp.	211,750	352,812

		1,253,446

Thailand (0.7%)
Kasikornbank PCL	37,000	153,475
PTT Global Chemical PCL	82,800	113,798

		267,273

Turkey (0.6%)
Akbank TAS	55,088	126,534
Turkiye Garanti Bankasi A/S	32,363	78,996

		205,530

Total Common Stocks (27.2%) (Cost $13,351,443)		9,917,458

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(49.4%)
iShares® Core MSCI Emerging Markets ETF JDR	153,053	6,028,758
iShares® MSCI Emerging Markets ETF	186,307	5,997,222
Vanguard FTSE Emerging Markets ETF	184,352	6,030,154

Total Investment Companies (49.4%) (Cost $22,665,931)		18,056,134

Total Investments (76.6%) (Cost $36,017,374)		27,973,592
Other Assets Less Liabilities (23.4%)		8,542,365

Net Assets (100%)		$36,515,957

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Exchange Traded Funds	$18,056,134	49.4%
Financials	2,605,434	7.1
Industrials	1,986,197	5.5
Information Technology	1,670,866	4.6
Materials	1,070,627	2.9
Consumer Staples	946,485	2.6
Consumer Discretionary	682,787	1.9
Energy	443,409	1.2
Health Care	326,646	0.9
Telecommunication Services	185,007	0.5
Cash and Other	8,542,365	23.4

		100.0%

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Mini MSCI Emerging Markets Index	205	March-16	$7,908,963	$8,071,875	$162,912

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$682,787	$—	$682,787
Consumer Staples	376,350	570,135	—	946,485
Energy	59,091	384,318	—	443,409
Financials	1,045,495	1,559,939	—	2,605,434
Health Care	252,677	73,969	—	326,646
Industrials	—	1,986,197	—	1,986,197
Information Technology	—	1,670,866	—	1,670,866
Materials	—	1,070,627	—	1,070,627
Telecommunication Services	—	185,007	—	185,007
Futures	162,912	—	—	162,912
Investment Companies
Exchange Traded Funds (ETFs)	18,056,134	—	—	18,056,134

Total Assets	$19,952,659	$8,183,845	$—	$28,136,504

Total Liabilities	$—	$—	$—	$—

Total	$19,952,659	$8,183,845	$—	$28,136,504

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$162,912	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(143)	$(143)
Equity contracts	(1,282,076)	—	(1,282,076)

Total	$(1,282,076)	$(143)	$(1,282,219)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(59)	$(59)
Equity contracts	30,669	—	30,669

Total	$30,669	$(59)	$30,610

^ This Portfolio held forward foreign currency contracts for hedging and held futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $8,000 for one month during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $8,879,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$7,578,823
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,550,951

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$385,978
Aggregate gross unrealized depreciation	(8,493,196)

Net unrealized depreciation	$(8,107,218)

Federal income tax cost of investments	$36,080,810

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $36,017,374)	$27,973,592
Cash	7,952,435
Cash held as collateral at broker	630,000
Receivable from Separate Accounts for Trust shares sold	56,339
Dividends, interest and other receivables	10,431
Other assets	1,673

Total assets	36,624,470

LIABILITIES
Due to broker for futures variation margin	20,500
Payable to Separate Accounts for Trust shares redeemed	10,950
Investment management fees payable	9,802
Administrative fees payable	3,814
Distribution fees payable – Class IB	1,362
Trustees’ fees payable	54
Accrued expenses	62,031

Total liabilities	108,513

NET ASSETS	$36,515,957

Net assets were comprised of:
Paid in capital	$46,571,851
Accumulated undistributed net investment income (loss)	(5,302)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(2,169,762)
Net unrealized appreciation (depreciation) on investments and futures	(7,880,830)

Net assets	$36,515,957

Class IB
Net asset value, offering and redemption price per share, $6,492,814 / 882,460 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.36

Class K
Net asset value, offering and redemption price per share, $30,023,143 / 4,082,070 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $31,588 foreign withholding tax)	$719,605
Interest	8,897

Total income	728,502

EXPENSES
Investment management fees	281,947
Custodian fees	73,500
Professional fees	66,943
Administrative fees	49,787
Distribution fees – Class IB	19,719
Trustees’ fees	3,136
Printing and mailing expenses	2,461
Miscellaneous	9,767

Gross expenses	507,260
Less: Waiver from investment manager	(85,742)

Net expenses	421,518

NET INVESTMENT INCOME (LOSS)	306,984

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(211,785)
Futures	(1,282,076)
Foreign currency transactions	(5,381)

Net realized gain (loss)	(1,499,242)

Change in unrealized appreciation (depreciation) on:
Investments	(5,445,932)
Futures	30,669

Net change in unrealized appreciation (depreciation)	(5,415,263)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,914,505)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,607,521)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$306,984	$361,006
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,499,242)	(460,614)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(5,415,263)	(1,476,715)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,607,521)	(1,576,323)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(45,510)	(60,986)
Class K	(282,522)	(287,511)

	(328,032)	(348,497)

Distributions from net realized capital gains
Class IB	—	(31,032)
Class K	—	(100,358)

	—	(131,390)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(328,032)	(479,887)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 531,938 and 727,601 shares, respectively ]	4,630,065	6,926,498
Capital shares issued in reinvestment of dividends and distributions [ 6,205 and 10,314 shares, respectively ]	45,510	92,018
Capital shares repurchased [ (877,474) and (327,815) shares, respectively ]	(8,278,820)	(3,132,998)

Total Class IB transactions	(3,603,245)	3,885,518

Class K
Capital shares sold [ 1,172,142 and 2,544,185 shares, respectively ]	9,928,255	24,155,392
Capital shares issued in reinvestment of dividends and distributions [ 38,546 and 43,482 shares, respectively ]	282,522	387,869
Capital shares repurchased [ (1,059,786) and (241,224) shares, respectively ]	(9,809,960)	(2,316,737)

Total Class K transactions	400,817	22,226,524

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,202,428)	26,112,042

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,137,981)	24,055,832
NET ASSETS:
Beginning of year	46,653,938	22,598,106

End of year (a)	$36,515,957	$46,653,938

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,302)	$12,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		February 8, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$9.05	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.06	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.68)	(0.36)	(0.55)

Total from investment operations	(1.64)	(0.30)	(0.51)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)
Distributions from net realized gains	—	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.05)	(0.08)	(0.06)

Net asset value, end of period	$7.36	$9.05	$9.43

Total return (b)	(18.09)%	(3.20)%	(5.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,493	$11,062	$7,654
Ratio of expenses to average net assets:
After waivers (a)(f)	1.25%	1.25%	1.25%
Before waivers (a)(f)	1.45%	1.52%	2.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.43%	0.60%	0.48	%(l)
Before waivers (a)(f)	0.23%	0.33%	(0.38	)%(l)
Portfolio turnover rate (z)^	25%	4%	9%

	Year Ended December 31,		February 8, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$9.05	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.10	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.70)	(0.38)	(0.56)

Total from investment operations	(1.63)	(0.28)	(0.50)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	—	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.07)	(0.10)	(0.07)

Net asset value, end of period	$7.35	$9.05	$9.43

Total return (b)	(17.99)%	(2.95)%	(4.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,023	$35,592	$14,944
Ratio of expenses to average net assets:
After waivers (a)(f)	1.00%	1.00%	1.00%
Before waivers (a)(f)	1.21%	1.25%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.84%	0.99%	0.74	%(l)
Before waivers (a)(f)	0.63%	0.74%	(0.12	)%(l)
Portfolio turnover rate (z)^	25%	4%	9%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.81%	11.92%	6.84%
Portfolio – Class IB Shares	0.81	11.87	6.68
Portfolio – Class K Shares*	0.99	N/A	15.93
S&P 500 Index	1.38	12.57	7.31
***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.81% for the year ended December 31, 2015. The Portfolio’s benchmark, the S&P 500 Index, returned 1.38% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The five sectors that contributed the most to relative performance for the year ending December 31, 2015 were Consumer Discretionary, Information Technology, Health Care, Consumer Staples and Telecommunication Services.

•	The five stocks that contributed the most to performance for the year ending December 31, 2015 were Amazon Com Inc., Microsoft Corp., Alphabet Inc. Cl A, Alphabet Inc. Cl C and General Electric Co.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year ending December 31, 2015 were Energy, Industrials, Materials, Financials and Utilities.

•

The five stocks that detracted the most from performance for the year ending December 31, 2015 were Exxon Mobil Corp., Kinder Morgan Inc. Del, Qualcomm Inc., Wal Mart Stores, Inc. and Union Pacific Corp.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	20.5%
Financials	16.3
Health Care	15.0
Consumer Discretionary	12.8
Industrials	10.0
Consumer Staples	10.0
Energy	6.4
Utilities	3.0
Materials	2.8
Telecommunication Services	2.4
Investment Company	1.0
Cash and Other	(0.2)

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$998.80	$3.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.14	3.10
Class IB
Actual	1,000.00	998.70	3.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.14	3.10
Class K
Actual	1,000.00	1,000.00	1.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.40	1.83

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.61%, 0.61% and 0.36%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.8%)
Auto Components (0.4%)
BorgWarner, Inc.	54,370	$2,350,415
Delphi Automotive plc	68,436	5,867,018
Goodyear Tire & Rubber Co.	64,800	2,117,016
Johnson Controls, Inc.	157,300	6,211,777

		16,546,226

Automobiles (0.6%)
Ford Motor Co.	937,698	13,212,165
General Motors Co.	346,794	11,794,464
Harley-Davidson, Inc.	49,550	2,249,074

		27,255,703

Distributors (0.1%)
Genuine Parts Co.	36,510	3,135,844

Diversified Consumer Services (0.0%)
H&R Block, Inc.	56,700	1,888,677

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	111,400	6,069,072
Chipotle Mexican Grill, Inc.*	7,501	3,599,355
Darden Restaurants, Inc.	27,350	1,740,554
Marriott International, Inc., Class A	47,977	3,216,378
McDonald’s Corp.	226,650	26,776,431
Royal Caribbean Cruises Ltd.	41,273	4,177,240
Starbucks Corp.	357,100	21,436,713
Starwood Hotels & Resorts Worldwide, Inc.	40,950	2,837,016
Wyndham Worldwide Corp.	28,395	2,062,897
Wynn Resorts Ltd.	19,529	1,351,212
Yum! Brands, Inc.	103,730	7,577,476

		80,844,344

Household Durables (0.4%)
D.R. Horton, Inc.	78,500	2,514,355
Garmin Ltd.	28,460	1,057,858
Harman International Industries, Inc.	17,150	1,615,701
Leggett & Platt, Inc.	32,900	1,382,458
Lennar Corp., Class A	41,850	2,046,884
Mohawk Industries, Inc.*	15,300	2,897,667
Newell Rubbermaid, Inc.	64,426	2,839,898
PulteGroup, Inc.	77,207	1,375,829
Whirlpool Corp.	18,916	2,778,193

		18,508,843

Internet & Catalog Retail (2.2%)
Amazon.com, Inc.*	92,380	62,438,718
Expedia, Inc.	24,139	3,000,478
Netflix, Inc.*	102,520	11,726,238
Priceline Group, Inc.*	12,256	15,625,787
TripAdvisor, Inc.*	27,209	2,319,567

		95,110,788

Leisure Products (0.1%)
Hasbro, Inc.	27,008	1,819,259
Mattel, Inc.	81,400	2,211,638

		4,030,897

Media (3.0%)
Cablevision Systems Corp. – New York Group, Class A	53,500	$1,706,650
CBS Corp. (Non-Voting), Class B	106,900	5,038,197
Comcast Corp., Class A	592,427	33,430,656
Discovery Communications, Inc., Class A*	35,866	956,905
Discovery Communications, Inc., Class C*	61,966	1,562,782
Interpublic Group of Cos., Inc.	98,726	2,298,341
News Corp., Class A	91,650	1,224,444
News Corp., Class B	25,911	361,718
Omnicom Group, Inc.	58,450	4,422,327
Scripps Networks Interactive, Inc., Class A	22,661	1,251,114
TEGNA, Inc.	54,400	1,388,288
Time Warner Cable, Inc.	68,097	12,638,122
Time Warner, Inc.	196,200	12,688,254
Twenty-First Century Fox, Inc., Class A	293,735	7,977,843
Twenty-First Century Fox, Inc., Class B	103,745	2,824,976
Viacom, Inc., Class B	83,600	3,440,976
Walt Disney Co.	373,702	39,268,606

		132,480,199

Multiline Retail (0.6%)
Dollar General Corp.	70,850	5,091,989
Dollar Tree, Inc.*	56,495	4,362,544
Kohl’s Corp.	47,520	2,263,378
Macy’s, Inc.	79,622	2,785,177
Nordstrom, Inc.	33,470	1,667,141
Target Corp.	151,170	10,976,454

		27,146,683

Specialty Retail (2.6%)
Advance Auto Parts, Inc.	17,687	2,662,070
AutoNation, Inc.*	18,819	1,122,742
AutoZone, Inc.*	7,430	5,512,391
Bed Bath & Beyond, Inc.*	40,800	1,968,600
Best Buy Co., Inc.	73,775	2,246,449
CarMax, Inc.*	50,056	2,701,522
GameStop Corp., Class A	25,673	719,871
Gap, Inc.	57,155	1,411,729
Home Depot, Inc.	308,968	40,861,018
L Brands, Inc.	61,817	5,923,305
Lowe’s Cos., Inc.	222,630	16,928,785
O’Reilly Automotive, Inc.*	23,934	6,065,354
Ross Stores, Inc.	99,540	5,356,247
Signet Jewelers Ltd.	19,138	2,367,179
Staples, Inc.	154,845	1,466,382
Tiffany & Co.	26,960	2,056,778
TJX Cos., Inc.	162,300	11,508,693
Tractor Supply Co.	32,715	2,797,133
Urban Outfitters, Inc.*	22,778	518,200

		114,194,448

Textiles, Apparel & Luxury Goods (0.9%)
Coach, Inc.	66,500	2,176,545
Fossil Group, Inc.*	9,932	363,114
Hanesbrands, Inc.	96,803	2,848,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Michael Kors Holdings Ltd.*	46,468	$1,861,508
NIKE, Inc., Class B	326,300	20,393,750
PVH Corp.	19,856	1,462,394
Ralph Lauren Corp.	14,400	1,605,312
Under Armour, Inc., Class A*	43,316	3,491,703
VF Corp.	81,950	5,101,388

		39,304,626

Total Consumer Discretionary		560,447,278

Consumer Staples (10.0%)
Beverages (2.3%)
Brown-Forman Corp., Class B	25,575	2,539,086
Coca-Cola Co.	942,016	40,469,007
Coca-Cola Enterprises, Inc.	50,650	2,494,006
Constellation Brands, Inc., Class A	41,450	5,904,138
Dr. Pepper Snapple Group, Inc.	45,975	4,284,870
Molson Coors Brewing Co., Class B	38,050	3,573,656
Monster Beverage Corp.*	36,590	5,450,446
PepsiCo, Inc.	353,503	35,322,020

		100,037,229

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	105,750	17,078,625
CVS Health Corp.	268,145	26,216,537
Kroger Co.	233,700	9,775,671
Sysco Corp.	133,100	5,457,100
Walgreens Boots Alliance, Inc.	210,250	17,903,839
Wal-Mart Stores, Inc.	379,718	23,276,713
Whole Foods Market, Inc.	86,050	2,882,675

		102,591,160

Food Products (1.7%)
Archer-Daniels-Midland Co.	146,466	5,372,373
Campbell Soup Co.	43,300	2,275,415
ConAgra Foods, Inc.	103,850	4,378,316
General Mills, Inc.	144,000	8,303,040
Hershey Co.	35,100	3,133,377
Hormel Foods Corp.	32,458	2,566,779
J.M. Smucker Co.	28,847	3,557,989
Kellogg Co.	61,200	4,422,924
Keurig Green Mountain, Inc.	28,869	2,597,633
Kraft Heinz Co.	143,027	10,406,645
McCormick & Co., Inc. (Non-Voting)	27,950	2,391,402
Mead Johnson Nutrition Co.	48,750	3,848,812
Mondelez International, Inc., Class A	387,731	17,385,858
Tyson Foods, Inc., Class A	73,150	3,901,089

		74,541,652

Household Products (1.9%)
Church & Dwight Co., Inc.	32,049	2,720,319
Clorox Co.	30,950	3,925,388
Colgate-Palmolive Co.	216,550	14,426,561
Kimberly-Clark Corp.	87,694	11,163,446
Procter & Gamble Co.	652,755	51,835,275

		84,070,989

Personal Products (0.1%)
Estee Lauder Cos., Inc., Class A	54,350	$4,786,061

Tobacco (1.6%)
Altria Group, Inc.	471,800	27,463,478
Philip Morris International, Inc.	372,750	32,768,452
Reynolds American, Inc.	199,424	9,203,418

		69,435,348

Total Consumer Staples		435,462,439

Energy (6.4%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	104,857	4,839,150
Cameron International Corp.*	46,024	2,908,717
Diamond Offshore Drilling, Inc.	15,497	326,987
Ensco plc, Class A	56,720	872,921
FMC Technologies, Inc.*	55,160	1,600,192
Halliburton Co.	205,650	7,000,326
Helmerich & Payne, Inc.	25,869	1,385,285
National Oilwell Varco, Inc.	92,297	3,091,026
Schlumberger Ltd.	304,538	21,241,525
Transocean Ltd.	82,202	1,017,661

		44,283,790

Oil, Gas & Consumable Fuels (5.4%)
Anadarko Petroleum Corp.	122,194	5,936,184
Apache Corp.	90,880	4,041,434
Cabot Oil & Gas Corp.	99,536	1,760,792
Chesapeake Energy Corp.	124,400	559,800
Chevron Corp.	452,784	40,732,449
Cimarex Energy Co.	22,752	2,033,574
Columbia Pipeline Group, Inc.	76,359	1,527,180
ConocoPhillips Co.	296,784	13,856,845
CONSOL Energy, Inc.	55,050	434,895
Devon Energy Corp.	92,900	2,972,800
EOG Resources, Inc.	132,100	9,351,359
EQT Corp.	36,617	1,908,844
Exxon Mobil Corp.#	1,003,280	78,205,676
Hess Corp.	57,950	2,809,416
Kinder Morgan, Inc.	432,516	6,453,139
Marathon Oil Corp.	162,914	2,051,087
Marathon Petroleum Corp.	129,014	6,688,086
Murphy Oil Corp.	39,050	876,672
Newfield Exploration Co.*	39,200	1,276,352
Noble Energy, Inc.	102,206	3,365,644
Occidental Petroleum Corp.	183,850	12,430,098
ONEOK, Inc.	50,314	1,240,743
Phillips 66	115,242	9,426,796
Pioneer Natural Resources Co.	35,929	4,504,778
Range Resources Corp.	40,719	1,002,095
Southwestern Energy Co.*	92,443	657,270
Spectra Energy Corp.	161,456	3,865,257
Tesoro Corp.	29,604	3,119,373
Valero Energy Corp.	119,585	8,455,855
Williams Cos., Inc.	164,150	4,218,655

		235,763,148

Total Energy		280,046,938

Financials (16.3%)
Banks (6.0%)
Bank of America Corp.	2,519,021	42,395,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

BB&T Corp.	187,600	$7,093,156
Citigroup, Inc.	724,200	37,477,350
Comerica, Inc.	42,750	1,788,233
Fifth Third Bancorp	193,217	3,883,662
Huntington Bancshares, Inc./Ohio	193,188	2,136,659
JPMorgan Chase & Co.	889,891	58,759,503
KeyCorp	202,300	2,668,337
M&T Bank Corp.	32,000	3,877,760
People’s United Financial, Inc.	74,543	1,203,869
PNC Financial Services Group, Inc.	123,579	11,778,315
Regions Financial Corp.	318,752	3,060,019
SunTrust Banks, Inc./Georgia	124,600	5,337,864
U.S. Bancorp	398,245	16,993,114
Wells Fargo & Co.	1,124,103	61,106,239
Zions Bancorp	49,050	1,339,065

		260,898,268

Capital Markets (2.1%)
Affiliated Managers Group, Inc.*	13,111	2,094,613
Ameriprise Financial, Inc.	42,907	4,566,163
Bank of New York Mellon Corp.	266,219	10,973,547
BlackRock, Inc.	30,914	10,526,835
Charles Schwab Corp.	288,055	9,485,651
E*TRADE Financial Corp.*	69,740	2,067,094
Franklin Resources, Inc.	93,001	3,424,297
Goldman Sachs Group, Inc.	96,892	17,462,845
Invesco Ltd.	103,101	3,451,821
Legg Mason, Inc.	26,363	1,034,221
Morgan Stanley	366,613	11,661,960
Northern Trust Corp.	52,700	3,799,143
State Street Corp.	98,220	6,517,879
T. Rowe Price Group, Inc.	61,686	4,409,932

		91,476,001

Consumer Finance (0.8%)
American Express Co.	204,810	14,244,536
Capital One Financial Corp.	130,494	9,419,057
Discover Financial Services	104,721	5,615,140
Navient Corp.	89,942	1,029,836
Synchrony Financial*	201,462	6,126,459

		36,435,028

Diversified Financial Services (2.0%)
Berkshire Hathaway, Inc., Class B*	450,774	59,520,199
CME Group, Inc./Illinois	81,315	7,367,139
Intercontinental Exchange, Inc.	26,616	6,820,616
Leucadia National Corp.	81,142	1,411,059
McGraw Hill Financial, Inc.	65,550	6,461,919
Moody’s Corp.	41,976	4,211,872
Nasdaq, Inc.	28,473	1,656,275

		87,449,079

Insurance (2.7%)
ACE Ltd.	77,927	9,105,770
Aflac, Inc.	103,600	6,205,640
Allstate Corp.	96,276	5,977,777

American International Group, Inc.	311,349	$19,294,297
Aon plc	67,375	6,212,649
Assurant, Inc.	16,030	1,291,056
Chubb Corp.	54,600	7,242,144
Cincinnati Financial Corp.	35,513	2,101,304
Hartford Financial Services Group, Inc.	99,750	4,335,135
Lincoln National Corp.	60,378	3,034,598
Loews Corp.	68,997	2,649,485
Marsh & McLennan Cos., Inc.	127,550	7,072,647
MetLife, Inc.	268,699	12,953,979
Principal Financial Group, Inc.	65,900	2,964,182
Progressive Corp.	140,900	4,480,620
Prudential Financial, Inc.	108,500	8,832,985
Torchmark Corp.	27,962	1,598,308
Travelers Cos., Inc.	74,874	8,450,280
Unum Group	59,320	1,974,763
XL Group plc	72,650	2,846,427

		118,624,046

Real Estate Investment Trusts (REITs) (2.7%)
American Tower Corp. (REIT)	101,842	9,873,582
Apartment Investment & Management Co. (REIT), Class A	37,533	1,502,446
AvalonBay Communities, Inc. (REIT)	32,014	5,894,738
Boston Properties, Inc. (REIT)	36,930	4,710,052
Crown Castle International Corp. (REIT)	80,360	6,947,122
Equinix, Inc. (REIT)	14,495	4,383,288
Equity Residential (REIT)	87,580	7,145,652
Essex Property Trust, Inc. (REIT)	15,857	3,796,324
Four Corners Property Trust, Inc. (REIT)*	1	16
General Growth Properties, Inc. (REIT)	140,654	3,827,195
HCP, Inc. (REIT)	111,258	4,254,506
Host Hotels & Resorts, Inc. (REIT)	180,689	2,771,769
Iron Mountain, Inc. (REIT)	46,084	1,244,729
Kimco Realty Corp. (REIT)	99,330	2,628,272
Macerich Co. (REIT)	32,340	2,609,515
Plum Creek Timber Co., Inc. (REIT)	41,970	2,002,808
Prologis, Inc. (REIT)	126,122	5,413,156
Public Storage (REIT)	35,410	8,771,057
Realty Income Corp. (REIT)	60,031	3,099,401
Simon Property Group, Inc. (REIT)	74,525	14,490,641
SL Green Realty Corp. (REIT)	23,940	2,704,741
Ventas, Inc. (REIT)	79,966	4,512,481
Vornado Realty Trust (REIT)	42,605	4,258,796
Welltower, Inc. (REIT)	84,633	5,757,583
Weyerhaeuser Co. (REIT)	123,729	3,709,396

		116,309,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	69,730	$2,411,264

Total Financials		713,602,952

Health Care (15.0%)
Biotechnology (3.2%)
Alexion Pharmaceuticals, Inc.*	54,400	10,376,800
Amgen, Inc.	182,530	29,630,095
Baxalta, Inc.	130,250	5,083,657
Biogen, Inc.*	53,639	16,432,308
Celgene Corp.*	190,200	22,778,352
Gilead Sciences, Inc.	353,150	35,735,249
Regeneron Pharmaceuticals, Inc.*	18,634	10,115,840
Vertex Pharmaceuticals, Inc.*	58,933	7,415,539

		137,567,840

Health Care Equipment & Supplies (2.1%)
Abbott Laboratories	358,650	16,106,971
Baxter International, Inc.	131,250	5,007,187
Becton, Dickinson and Co.	50,629	7,801,423
Boston Scientific Corp.*	323,356	5,962,685
C.R. Bard, Inc.	17,900	3,390,976
DENTSPLY International, Inc.	33,580	2,043,343
Edwards Lifesciences Corp.*	51,858	4,095,745
Intuitive Surgical, Inc.*	8,963	4,895,232
Medtronic plc	340,302	26,176,030
St. Jude Medical, Inc.	67,772	4,186,276
Stryker Corp.	76,100	7,072,734
Varian Medical Systems, Inc.*	23,788	1,922,070
Zimmer Biomet Holdings, Inc.	41,150	4,221,579

		92,882,251

Health Care Providers & Services (2.7%)
Aetna, Inc.	83,878	9,068,889
AmerisourceBergen Corp.	49,450	5,128,459
Anthem, Inc.	62,950	8,777,748
Cardinal Health, Inc.	78,725	7,027,781
Cigna Corp.	61,950	9,065,143
DaVita HealthCare Partners, Inc.*	40,938	2,853,788
Express Scripts Holding Co.*	162,555	14,208,933
HCA Holdings, Inc.*	76,880	5,199,394
Henry Schein, Inc.*	20,066	3,174,241
Humana, Inc.	35,700	6,372,807
Laboratory Corp. of America Holdings*	24,250	2,998,270
McKesson Corp.	55,931	11,031,271
Patterson Cos., Inc.	20,800	940,368
Quest Diagnostics, Inc.	34,550	2,457,887
Tenet Healthcare Corp.*	23,925	724,928
UnitedHealth Group, Inc.	229,500	26,998,380
Universal Health Services, Inc., Class B	22,050	2,634,755

		118,663,042

Health Care Technology (0.1%)
Cerner Corp.*	73,842	4,443,073

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	79,673	3,331,128
Illumina, Inc.*	35,128	6,742,644

PerkinElmer, Inc.	27,250	$1,459,783
Thermo Fisher Scientific, Inc.	95,900	13,603,415
Waters Corp.*	19,800	2,664,684

		27,801,654

Pharmaceuticals (6.3%)
AbbVie, Inc.	398,327	23,596,891
Allergan plc*	94,716	29,598,750
Bristol-Myers Squibb Co.	401,223	27,600,130
Eli Lilly & Co.	234,760	19,780,878
Endo International plc*	50,068	3,065,163
Johnson & Johnson	666,360	68,448,499
Mallinckrodt plc*	28,176	2,102,775
Merck & Co., Inc.	677,717	35,797,012
Mylan N.V.*	99,350	5,371,855
Perrigo Co. plc	35,239	5,099,083
Pfizer, Inc.	1,483,990	47,903,197
Zoetis, Inc.	110,424	5,291,518

		273,655,751

Total Health Care		655,013,611

Industrials (10.0%)
Aerospace & Defense (2.7%)
Boeing Co.	153,724	22,226,953
General Dynamics Corp.	73,000	10,027,280
Honeywell International, Inc.	188,162	19,487,938
L-3 Communications Holdings, Inc.	19,350	2,312,519
Lockheed Martin Corp.	64,308	13,964,482
Northrop Grumman Corp.	45,120	8,519,107
Precision Castparts Corp.	33,150	7,691,132
Raytheon Co.	73,100	9,103,143
Rockwell Collins, Inc.	31,750	2,930,525
Textron, Inc.	66,500	2,793,665
United Technologies Corp.	199,350	19,151,555

		118,208,299

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	34,102	2,115,006
Expeditors International of Washington, Inc.	45,448	2,049,705
FedEx Corp.	63,260	9,425,107
United Parcel Service, Inc., Class B	168,100	16,176,263

		29,766,081

Airlines (0.6%)
American Airlines Group, Inc.	151,663	6,422,928
Delta Air Lines, Inc.	191,373	9,700,698
Southwest Airlines Co.	158,618	6,830,091
United Continental Holdings, Inc.*	90,924	5,209,945

		28,163,662

Building Products (0.1%)
Allegion plc	23,038	1,518,665
Masco Corp.	82,700	2,340,410

		3,859,075

Commercial Services & Supplies (0.4%)
ADT Corp.	40,818	1,346,178
Cintas Corp.	21,500	1,957,575

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Pitney Bowes, Inc.	48,550	$1,002,557
Republic Services, Inc.	57,851	2,544,865
Stericycle, Inc.*	20,415	2,462,049
Tyco International plc	101,336	3,231,605
Waste Management, Inc.	101,156	5,398,696

		17,943,525

Construction & Engineering (0.1%)
Fluor Corp.	34,850	1,645,617
Jacobs Engineering Group, Inc.*	29,714	1,246,502
Quanta Services, Inc.*	39,100	791,775

		3,683,894

Electrical Equipment (0.4%)
AMETEK, Inc.	58,248	3,121,510
Eaton Corp. plc	112,425	5,850,597
Emerson Electric Co.	158,100	7,561,923
Rockwell Automation, Inc.	32,300	3,314,303

		19,848,333

Industrial Conglomerates (2.6%)
3M Co.	150,350	22,648,724
Danaher Corp.	143,050	13,286,484
General Electric Co.	2,286,042	71,210,208
Roper Technologies, Inc.	24,205	4,593,867

		111,739,283

Machinery (1.2%)
Caterpillar, Inc.	145,000	9,854,200
Cummins, Inc.	39,950	3,515,999
Deere & Co.	75,000	5,720,250
Dover Corp.	37,600	2,305,256
Flowserve Corp.	32,041	1,348,285
Illinois Tool Works, Inc.	79,295	7,349,061
Ingersoll-Rand plc	63,815	3,528,331
PACCAR, Inc.	85,400	4,047,960
Parker-Hannifin Corp.	33,300	3,229,434
Pentair plc	43,258	2,142,569
Snap-on, Inc.	14,000	2,400,020
Stanley Black & Decker, Inc.	36,846	3,932,574
Xylem, Inc.	43,600	1,591,400

		50,965,339

Professional Services (0.3%)
Dun & Bradstreet Corp.	8,706	904,815
Equifax, Inc.	28,450	3,168,476
Nielsen Holdings plc	88,221	4,111,099
Robert Half International, Inc.	32,300	1,522,622
Verisk Analytics, Inc.*	37,329	2,869,853

		12,576,865

Road & Rail (0.7%)
CSX Corp.	236,700	6,142,365
J.B. Hunt Transport Services, Inc.	22,040	1,616,855
Kansas City Southern	26,590	1,985,475
Norfolk Southern Corp.	72,500	6,132,775
Ryder System, Inc.	12,800	727,424
Union Pacific Corp.	208,800	16,328,160

		32,933,054

Trading Companies & Distributors (0.2%)
Fastenal Co.	69,816	$2,849,889
United Rentals, Inc.*	22,950	1,664,793
W.W. Grainger, Inc.	14,650	2,967,944

		7,482,626

Total Industrials		437,170,036

Information Technology (20.5%)
Communications Equipment (1.4%)
Cisco Systems, Inc.	1,223,750	33,230,931
F5 Networks, Inc.*	17,050	1,653,168
Harris Corp.	29,834	2,592,574
Juniper Networks, Inc.	85,090	2,348,484
Motorola Solutions, Inc.	38,624	2,643,813
QUALCOMM, Inc.	378,010	18,894,830

		61,363,800

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	74,332	3,882,360
Corning, Inc.	294,942	5,391,540
FLIR Systems, Inc.	33,707	946,156
TE Connectivity Ltd.	96,820	6,255,540

		16,475,596

Internet Software & Services (4.2%)
Akamai Technologies, Inc.*	42,948	2,260,353
Alphabet, Inc., Class A*	69,799	54,304,320
Alphabet, Inc., Class C*	71,243	54,064,888
eBay, Inc.*	269,600	7,408,608
Facebook, Inc., Class A*	543,752	56,909,084
VeriSign, Inc.*	24,050	2,101,008
Yahoo!, Inc.*	208,327	6,928,956

		183,977,217

IT Services (3.6%)
Accenture plc, Class A	150,200	15,695,900
Alliance Data Systems Corp.*	14,800	4,093,236
Automatic Data Processing, Inc.	112,060	9,493,723
Cognizant Technology Solutions Corp., Class A*	146,650	8,801,933
CSRA, Inc.	33,200	996,000
Fidelity National Information Services, Inc.	67,749	4,105,589
Fiserv, Inc.*	56,400	5,158,344
International Business Machines Corp.	216,917	29,852,118
MasterCard, Inc., Class A	240,200	23,385,872
Paychex, Inc.	77,285	4,087,604
PayPal Holdings, Inc.*	266,800	9,658,160
Teradata Corp.*	34,015	898,676
Total System Services, Inc.	40,685	2,026,113
Visa, Inc., Class A	469,572	36,415,309
Western Union Co.	122,979	2,202,554
Xerox Corp.	228,916	2,433,377

		159,304,508

Semiconductors & Semiconductor Equipment (2.4%)
Analog Devices, Inc.	75,500	4,176,660
Applied Materials, Inc.	288,900	5,393,763
Avago Technologies Ltd.	62,567	9,081,600
Broadcom Corp., Class A	134,500	7,776,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

First Solar, Inc.*	18,200	$1,201,018
Intel Corp.	1,143,930	39,408,388
KLA-Tencor Corp.	37,900	2,628,365
Lam Research Corp.	38,038	3,020,978
Linear Technology Corp.	57,650	2,448,396
Microchip Technology, Inc.	50,786	2,363,580
Micron Technology, Inc.*	259,000	3,667,440
NVIDIA Corp.	123,150	4,059,024
Qorvo, Inc.*	35,925	1,828,583
Skyworks Solutions, Inc.	45,847	3,522,425
Texas Instruments, Inc.	246,931	13,534,288
Xilinx, Inc.	62,150	2,919,186

		107,030,484

Software (4.4%)
Activision Blizzard, Inc.	121,004	4,684,065
Adobe Systems, Inc.*	119,730	11,247,436
Autodesk, Inc.*	54,380	3,313,373
CA, Inc.	75,345	2,151,853
Citrix Systems, Inc.*	38,700	2,927,655
Electronic Arts, Inc.*	75,030	5,156,062
Intuit, Inc.	66,700	6,436,550
Microsoft Corp.	1,924,523	106,772,536
Oracle Corp.	782,517	28,585,346
Red Hat, Inc.*	44,130	3,654,405
salesforce.com, Inc.*	149,272	11,702,925
Symantec Corp.	164,600	3,456,600

		190,088,806

Technology Hardware, Storage & Peripherals (4.1%)
Apple, Inc.	1,361,579	143,319,806
EMC Corp.	463,130	11,893,178
Hewlett Packard Enterprise Co.	433,119	6,583,409
HP, Inc.	433,119	5,128,129
NetApp, Inc.	72,180	1,914,935
SanDisk Corp.	49,180	3,737,188
Seagate Technology plc	72,590	2,661,149
Western Digital Corp.	55,470	3,330,974

		178,568,768

Total Information Technology		896,809,179

Materials (2.8%)
Chemicals (2.1%)
Air Products and Chemicals, Inc.	46,550	6,056,620
Airgas, Inc.	16,209	2,242,029
CF Industries Holdings, Inc.	56,075	2,288,421
Dow Chemical Co.	278,651	14,344,953
E.I. du Pont de Nemours & Co.	217,700	14,498,820
Eastman Chemical Co.	35,750	2,413,483
Ecolab, Inc.	63,941	7,313,572
FMC Corp.	32,060	1,254,508
International Flavors & Fragrances, Inc.	19,450	2,326,998
LyondellBasell Industries N.V., Class A	89,727	7,797,276
Monsanto Co.	105,798	10,423,219
Mosaic Co.	81,110	2,237,825
PPG Industries, Inc.	65,100	6,433,182
Praxair, Inc.	68,950	7,060,480
Sherwin-Williams Co.	19,100	4,958,360

		91,649,746

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	16,123	$2,202,079
Vulcan Materials Co.	32,050	3,043,789

		5,245,868

Containers & Packaging (0.2%)
Avery Dennison Corp.	22,000	1,378,520
Ball Corp.	33,200	2,414,636
Owens-Illinois, Inc.*	38,632	672,970
Sealed Air Corp.	49,534	2,209,216
WestRock Co.	62,956	2,872,053

		9,547,395

Metals & Mining (0.3%)
Alcoa, Inc.	315,098	3,110,017
Freeport-McMoRan, Inc.	273,488	1,851,514
Newmont Mining Corp.	127,250	2,289,227
Nucor Corp.	76,900	3,099,070

		10,349,828

Paper & Forest Products (0.1%)
International Paper Co.	100,435	3,786,399

Total Materials		120,579,236

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	1,480,117	50,930,826
CenturyLink, Inc.	135,390	3,406,412
Frontier Communications Corp.	281,080	1,312,644
Level 3 Communications, Inc.*	69,309	3,767,637
Verizon Communications, Inc.	978,336	45,218,690

Total Telecommunication Services		104,636,209

Utilities (3.0%)
Electric Utilities (1.7%)
American Electric Power Co., Inc.	117,980	6,874,695
Duke Energy Corp.	165,600	11,822,184
Edison International	78,350	4,639,103
Entergy Corp.	43,200	2,953,152
Eversource Energy	76,294	3,896,335
Exelon Corp.	207,320	5,757,276
FirstEnergy Corp.	101,632	3,224,783
NextEra Energy, Inc.	110,750	11,505,818
Pepco Holdings, Inc.	60,905	1,584,139
Pinnacle West Capital Corp.	26,650	1,718,392
PPL Corp.	161,138	5,499,640
Southern Co.	218,550	10,225,955
Xcel Energy, Inc.	121,995	4,380,840

		74,082,312

Gas Utilities (0.1%)
AGL Resources, Inc.	28,910	1,844,747

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	164,250	1,571,873
NRG Energy, Inc.	79,468	935,338

		2,507,211

Multi-Utilities (1.1%)
Ameren Corp.	58,300	2,520,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

CenterPoint Energy, Inc.	103,500	$1,900,260
CMS Energy Corp.	66,500	2,399,320
Consolidated Edison, Inc.	70,450	4,527,821
Dominion Resources, Inc.	143,046	9,675,631
DTE Energy Co.	43,150	3,460,199
NiSource, Inc.	76,459	1,491,715
PG&E Corp.	117,650	6,257,804
Public Service Enterprise Group, Inc.	121,650	4,706,639
SCANA Corp.	34,361	2,078,497
Sempra Energy	56,722	5,332,435
TECO Energy, Inc.	56,600	1,508,390
WEC Energy Group, Inc.	75,882	3,893,505

		49,752,525

Total Utilities		128,186,795

Total Common Stocks (99.2%) (Cost $2,476,604,379)		4,331,954,673

SHORT-TERM INVESTMENT:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	45,744,961	$45,744,961

Total Short-Term Investment (1.0%) (Cost $45,744,961)		45,744,961

Total Investments (100.2%) (Cost $2,522,349,340)		4,377,699,634
Other Assets Less Liabilities (-0.2%)		(7,723,414)

Net Assets (100%)		$4,369,976,220

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $13,797,150.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	373	March-16	$38,059,773	$37,960,210	$(99,563)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$560,447,278	$—	$—	$560,447,278
Consumer Staples	435,462,439	—	—	435,462,439
Energy	280,046,938	—	—	280,046,938
Financials	713,602,952	—	—	713,602,952
Health Care	655,013,611	—	—	655,013,611
Industrials	437,170,036	—	—	437,170,036
Information Technology	896,809,179	—	—	896,809,179
Materials	120,579,236	—	—	120,579,236
Telecommunication Services	104,636,209	—	—	104,636,209
Utilities	128,186,795	—	—	128,186,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments	$45,744,961	$—	$—	$45,744,961

Total Assets	$4,377,699,634	$—	$—	$4,377,699,634

Liabilities:
Futures	$(99,563)	$—	$—	$(99,563)

Total Liabilities	$(99,563)	$—	$—	$(99,563)

Total	$4,377,600,071	$—	$—	$4,377,600,071

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Equity contracts	Payables, Net Assets - Unrealized depreciation	$(99,563	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$2,912,369	$2,912,369

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(698,527)	$(698,527)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $34,154,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$231,334,887
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$257,480,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,021,096,593
Aggregate gross unrealized depreciation	(201,566,061)

Net unrealized appreciation	$1,819,530,532

Federal income tax cost of investments	$2,558,169,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $2,522,349,340)	$4,377,699,634
Cash	50
Receivable from Seperate Accounts for Trust shares sold	2,065,721
Dividends, interest and other receivables	5,809,354
Other assets	13,531

Total assets	4,385,588,290

LIABILITIES
Payable to Separate Accounts for Trust Shares redeemed	13,020,121
Investment management fees payable	911,078
Distribution fees payable – Class IB	529,970
Administrative fees payable	376,330
Due to broker for futures variation margin	358,080
Distribution fees payable – Class IA	342,847
Trustees’ fees payable	7,332
Accrued expenses	66,312

Total liabilities	15,612,070

NET ASSETS	$4,369,976,220

Net assets were comprised of:
Paid in capital	$2,547,923,387
Accumulated undistributed net investment income (loss)	2,867,258
Accumulated undistributed net realized gain (loss) on investments and futures	(36,065,156)
Net unrealized appreciation (depreciation) on investments and futures	1,855,250,731

Net assets	$4,369,976,220

Class IA
Net asset value, offering and redemption price per share, $1,600,810,870 / 46,416,062 shares outstanding (unlimited amount authorized: $0.01 par value)	$34.49

Class IB
Net asset value, offering and redemption price per share, $2,493,236,951 / 72,657,329 shares outstanding (unlimited amount authorized: $0.01 par value)	$34.32

Class K
Net asset value, offering and redemption price per share, $275,928,399 / 8,007,659 shares outstanding (unlimited amount authorized: $0.01 par value)	$34.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $6,118 foreign withholding tax)	$99,018,260
Interest	23,600

Total income	99,041,860

EXPENSES
Investment management fees	10,961,900
Distribution fees – Class IB	6,336,055
Administrative fees	4,466,824
Distribution fees – Class IA	4,055,556
Printing and mailing expenses	185,460
Custodian fees	110,400
Trustees’ fees	90,065
Professional fees	86,466
Miscellaneous	92,759

Total expenses	26,385,485

NET INVESTMENT INCOME (LOSS)	72,656,375

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	75,124,195
Futures	2,912,369

Net realized gain (loss)	78,036,564

Change in unrealized appreciation (depreciation) on:
Investments	(113,188,228)
Futures	(698,527)

Net change in unrealized appreciation (depreciation)	(113,886,755)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(35,850,191)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,806,184

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$72,656,375	$60,149,245
Net realized gain (loss) on investments and futures	78,036,564	58,073,600
Net change in unrealized appreciation (depreciation) on investments and futures	(113,886,755)	390,208,781

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,806,184	508,431,626

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(26,401,683)	(21,685,304)
Class IB	(40,832,482)	(33,442,652)
Class K	(5,194,803)	(4,139,975)

	(72,428,968)	(59,267,931)

Distributions from net realized capital gains
Class IA	(29,226,887)	(20,032,388)
Class IB	(45,437,741)	(30,999,889)
Class K	(4,982,516)	(3,205,583)

	(79,647,144)	(54,237,860)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(152,076,112)	(113,505,791)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,852,259 and 3,428,843 shares, respectively ]	172,848,454	116,975,056
Capital shares issued in reinvestment of dividends and distributions [ 1,644,354 and 1,175,717 shares, respectively ]	55,628,570	41,717,692
Capital shares repurchased [ (5,996,852) and (5,248,014) shares, respectively ]	(213,780,622)	(178,340,272)

Total Class IA transactions	14,696,402	(19,647,524)

Class IB
Capital shares sold [ 8,320,844 and 8,726,744 shares, respectively ]	294,807,483	296,584,806
Capital shares issued in reinvestment of dividends and distributions [ 2,562,790 and 1,824,798 shares, respectively ]	86,270,223	64,442,541
Capital shares repurchased [ (10,007,188) and (9,798,874) shares, respectively ]	(355,281,546)	(327,729,968)

Total Class IB transactions	25,796,160	33,297,379

Class K
Capital shares sold [ 1,370,626 and 1,685,671 shares, respectively ]	48,998,796	56,444,449
Capital shares issued in reinvestment of dividends and distributions [ 301,090 and 207,036 shares, respectively ]	10,177,319	7,345,558
Capital shares repurchased [ (1,079,286) and (1,089,756) shares, respectively ]	(38,787,670)	(37,183,482)

Total Class K transactions	20,388,445	26,606,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	60,881,007	40,256,380

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,388,921)	435,182,215
NET ASSETS:
Beginning of year	4,424,365,141	3,989,182,926

End of year (a)	$4,369,976,220	$4,424,365,141

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,867,258	$2,530,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.46	$32.21	$24.83	$21.92	$21.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.49	0.43	0.41	0.38
Net realized and unrealized gain (loss) on investments and futures	(0.32)	3.68	7.38	2.93	(0.01)†

Total from investment operations	0.26	4.17	7.81	3.34	0.37

Less distributions:
Dividends from net investment income	(0.58)	(0.48)	(0.43)	(0.42)	(0.39)
Distributions from net realized gains	(0.65)	(0.44)	—	(0.01)	—

Total dividends and distributions	(1.23)	(0.92)	(0.43)	(0.43)	(0.39)

Net asset value, end of year	$34.49	$35.46	$32.21	$24.83	$21.92

Total return	0.81%	12.96%	31.51%	15.24%	1.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,600,811	$1,628,300	$1,499,464	$1,200,443	$1,096,867
Ratio of expenses to average net assets (f)	0.61%	0.62%	0.62%	0.63%	0.37%
Ratio of net investment income (loss) to average net assets (f)	1.63%	1.44%	1.50%	1.70%	1.71%
Portfolio turnover rate^	5%	4%	5%	5%	3%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.29	$32.05	$24.71	$21.81	$21.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.49	0.43	0.41	0.33
Net realized and unrealized gain (loss) on investments and futures	(0.32)	3.67	7.34	2.92	(0.01)†

Total from investment operations	0.26	4.16	7.77	3.33	0.32

Less distributions:
Dividends from net investment income	(0.58)	(0.48)	(0.43)	(0.42)	(0.34)
Distributions from net realized gains	(0.65)	(0.44)	—	(0.01)	—

Total dividends and distributions	(1.23)	(0.92)	(0.43)	(0.43)	(0.34)

Net asset value, end of year	$34.32	$35.29	$32.05	$24.71	$21.81

Total return	0.81%	12.98%	31.49%	15.26%	1.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,493,237	$2,533,152	$2,276,774	$1,705,859	$1,527,357
Ratio of expenses to average net assets (f)	0.61%	0.62%	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets (f)	1.62%	1.44%	1.50%	1.70%	1.47%
Portfolio turnover rate^	5%	4%	5%	5%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$35.46	$32.20	$24.83	$21.92	$20.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.67	0.58	0.50	0.47	0.15
Net realized and unrealized gain (loss) on investments and futures	(0.35)	3.69	7.39	2.94	1.72

Total from investment operations	0.32	4.27	7.89	3.41	1.87

Less distributions:
Dividends from net investment income	(0.67)	(0.57)	(0.52)	(0.49)	(0.39)
Distributions from net realized gains	(0.65)	(0.44)	—	(0.01)	—

Total dividends and distributions	(1.32)	(1.01)	(0.52)	(0.50)	(0.39)

Net asset value, end of period	$34.46	$35.46	$32.20	$24.83	$21.92

Total return (b)	0.99%	13.28%	31.80%	15.54%	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$275,928	$262,913	$212,945	$182,765	$155,594
Ratio of expenses to average net assets (a)(f)	0.36%	0.37%	0.37%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)(f)	1.88%	1.70%	1.75%	1.95%	1.99%
Portfolio turnover rate^	5%	4%	5%	5%	3%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	2.42%	4.37%	4.79%
Portfolio – Class IB Shares	2.43	4.32	4.67
Portfolio – Class K Shares**	2.64	N/A	5.26
S&P 500 Index	1.38	12.57	7.31
S&P Long-Only Merger Arbitrage Index	2.62	3.16	5.51

*    Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

**   Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.43% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P 500 Index and S&P Long-Only Merger Arbitrage Index, returned 1.38% and 2.62%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Cablevision agreed to be acquired by French telecommunications operator Altice.

•	Schlumberger Ltd. agreed to buy Cameron International Corp. in a rare bright spot for Energy investors.

•	Precision Castparts became Warren Buffett’s largest acquisition when Berkshire Hathaway agreed to acquire it.

What hurt performance during the year:

•

A slower economy, especially in China, as well as unfavorable currency movements, weighed on several holdings. Corporate earnings growth was tepid, as foreign profits were for the most part savaged by the strong dollar.

•

Commodity prices, already weakened by falling fixed investment in China, fell further. Oil prices continued to fall, hit by China’s slowdown, the price war being waged by Saudi Arabia, and a rising dollar. These events impacted many industrial holdings that serve the auto, aerospace and energy markets.

•

Market volatility can widen the “spread” between the announced deal price and the market price of a security in the short run. Despite the short term decline, it can create an opportunity for higher returns in an arbitrage situation as we add to a position.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

We believe the current expansion is clearly aging, having started in June 2009, and has been characterized by too much debt globally and too much regulation in the U.S. The same macro issues that confronted the market this year will likely cause concerns in 2016, in our opinion, and as the year progresses the Presidential election will come sharply into focus. Downside risks include acts of war and terrorism, social unrest, further competitive currency devaluations, increased trade barriers and greater than expected wage acceleration. The key to the stock market’s direction will likely continue to be telegraphed by movements in the dollar, commodity prices and global growth. Rising global growth, higher commodity prices and a falling dollar would provide a bullish set of conditions for the stock market in 2016.

We see many catalysts surfacing value in our Portfolio companies in 2016. The active takeover market shows no signs of slowing down, energized by the extremely low cost of capital, tax incentives, and high levels of low yielding cash. If the past is any indication, we would expect to see several more deals in our Portfolio over the coming year.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	15.4%
Consumer Discretionary	11.9
Investment Company	10.1
Utilities	8.4
Information Technology	8.3
Industrials	8.1
Materials	7.9
Consumer Staples	7.3
Telecommunication Services	5.3
Health Care	3.6
Energy	0.7
Cash and Other	13.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$998.73	$6.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.58	6.69
Class IB
Actual	1,000.00	998.73	6.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.58	6.68
Class K
Actual	1,000.00	1,000.23	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.84	5.42

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.31%, 1.31% and 1.06%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.9%)
Diversified Consumer Services (0.0%)
Funespana S.A.*	2,000	$15,649

Hotels, Restaurants & Leisure (0.3%)
Belmond Ltd., Class A*	20,000	190,000
Dover Motorsports, Inc.	80,216	186,903
Eldorado Resorts, Inc.*	35,000	385,000
International Game Technology plc	1	12

		761,915

Household Durables (0.8%)
Bang & Olufsen A/S*	200	2,387
Jarden Corp.*	4,000	228,480
Nobility Homes, Inc.*	8,000	96,800
Sony Corp. (ADR)	70,000	1,722,700

		2,050,367

Internet & Catalog Retail (0.0%)
Expedia, Inc.	310	38,502

Media (9.0%)
ACME Communications, Inc.*	38,000	912
AMC Networks, Inc., Class A*	3,500	261,380
Beasley Broadcast Group, Inc., Class A	48,457	173,961
Cablevision Systems Corp. – New York Group, Class A	123,000	3,923,700
Clear Channel Outdoor Holdings, Inc., Class A*	270,200	1,510,418
Crown Media Holdings, Inc., Class A*	66,000	370,260
DISH Network Corp., Class A*	1,000	57,180
EW Scripps Co., Class A	130,000	2,470,000
Interpublic Group of Cos., Inc.	150,000	3,492,000
Journal Media Group, Inc.	65,000	781,300
Liberty Broadband Corp.*	603	31,219
Liberty Global plc*	42,725	1,762,131
Liberty Media Corp.*	2,000	77,330
Loral Space & Communications, Inc.*	9,000	366,390
Media General, Inc.*	232,636	3,757,071
Meredith Corp.	12,000	519,000
Salem Media Group, Inc.	23,000	114,540
SFX Entertainment, Inc.*	55,000	10,456
Telenet Group Holding N.V.*	30,000	1,616,783
Time Warner Cable, Inc.	8,000	1,484,720
Time Warner, Inc.	6,000	388,020

		23,168,771

Specialty Retail (1.8%)
CST Brands, Inc.	11,000	430,540
Pep Boys-Manny, Moe & Jack*	223,600	4,116,476

		4,547,016

Textiles, Apparel & Luxury Goods (0.0%)
Sequential Brands Group, Inc.*	1,799	14,230

Total Consumer Discretionary		30,596,450

Consumer Staples (7.2%)
Beverages (1.3%)
SABMiller plc	55,000	3,294,480

Food & Staples Retailing (1.4%)
Liberator Medical Holdings, Inc.	228,000	761,520
Rite Aid Corp.*	350,000	2,744,000

		3,505,520

Food Products (4.3%)
Boulder Brands, Inc.*	200,000	2,196,000
Diamond Foods, Inc.*	2,000	77,100
GrainCorp Ltd., Class A	56,000	349,807
Keurig Green Mountain, Inc.	55,000	4,948,900
Parmalat S.p.A.	810,000	2,103,845
Tootsie Roll Industries, Inc.	46,145	1,457,721
Warrnambool Cheese & Butter Factory Co. Holding Ltd.*	15,000	104,933

		11,238,306

Personal Products (0.2%)
Avon Products, Inc.	110,000	445,500

Total Consumer Staples		18,483,806

Energy (0.7%)
Energy Equipment & Services (0.2%)
Baker Hughes, Inc.	6,000	276,900
Cameron International Corp.*	5,000	316,000

		592,900

Oil, Gas & Consumable Fuels (0.5%)
Alvopetro Energy Ltd.*	320,000	60,129
Anadarko Petroleum Corp.	2,000	97,160
Atlas Resource Partners LP	1	1
BG Group plc	37,500	543,799
Gulf Coast Ultra Deep Royalty Trust*	350,000	52,535
WesternZagros Resources Ltd.*	32,000	2,197
Whiting Petroleum Corp.*	54,000	509,760

		1,265,581

Total Energy		1,858,481

Financials (15.4%)
Banks (1.4%)
BB&T Corp.	17,000	642,770
First Niagara Financial Group, Inc.	30,000	325,500
Flushing Financial Corp.	66,000	1,428,240
Hilltop Holdings, Inc.*	40,000	768,800
National Penn Bancshares, Inc.	200	2,466
Sterling Bancorp/Delaware	30,000	486,600

		3,654,376

Capital Markets (0.0%)
BKF Capital Group, Inc.*	12,000	9,600

Diversified Financial Services (0.2%)
Investment AB Kinnevik, Class B	20,000	613,102

Insurance (9.4%)
Amlin plc	150,000	1,466,603
Aspen Insurance Holdings Ltd.	3,000	144,900
National Interstate Corp.	104,000	2,776,800
PartnerReinsurance Ltd.	65,087	9,095,258
Phoenix Cos., Inc.*	1,000	37,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

StanCorp Financial Group, Inc.	90,000	$10,249,200
Symetra Financial Corp.	16,000	508,320

		24,278,121

Real Estate Investment Trusts (REITs) (4.3%)
BioMed Realty Trust, Inc. (REIT)	300,000	7,107,000
Ryman Hospitality Properties, Inc. (REIT)	75,000	3,873,000

		10,980,000

Real Estate Management & Development (0.0%)
Conwert Immobilien Invest SE*	1,000	15,237

Thrifts & Mortgage Finance (0.1%)
Astoria Financial Corp.	20,000	317,000

Total Financials		39,867,436

Health Care (3.5%)
Biotechnology (2.0%)
Dyax Corp.*	116,000	4,363,920
Grifols S.A. (ADR)	17,000	550,800
Ocata Therapeutics, Inc.*	40,000	336,800

		5,251,520

Health Care Equipment & Supplies (0.3%)
Alere, Inc.*	4,000	156,360
Exactech, Inc.*	10,000	181,500
ICU Medical, Inc.*	4,000	451,120

		788,980

Health Care Providers & Services (0.5%)
Chemed Corp.	500	74,900
Cigna Corp.	4,500	658,485
Humana, Inc.	1,900	339,169
Laboratory Corp. of America Holdings*	1,200	148,368

		1,220,922

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	19,000	794,390
Allenex AB*	95,900	28,092
Illumina, Inc.*	400	76,778

		899,260

Pharmaceuticals (0.3%)
Allergan plc*	1,500	468,750
Mylan N.V.*	7,000	378,490

		847,240

Total Health Care		9,007,922

Industrials (8.1%)
Aerospace & Defense (2.7%)
Breeze-Eastern Corp.*	3,500	69,300
Precision Castparts Corp.	30,000	6,960,300

		7,029,600

Air Freight & Logistics (1.4%)
Park-Ohio Holdings Corp.	3,000	110,340
TNT Express N.V.	380,000	3,215,553
UTi Worldwide, Inc.*	35,400	248,862

		3,574,755

Building Products (0.3%)
Fortune Brands Home & Security, Inc.	13,000	$721,500
Griffon Corp.	4,000	71,200

		792,700

Commercial Services & Supplies (0.2%)
R.R. Donnelley & Sons Co.	32,000	471,040

Machinery (1.4%)
Blount International, Inc.*	100,000	981,000
CIRCOR International, Inc.	6,000	252,900
Navistar International Corp.*	100,000	884,000
Xylem, Inc.	41,000	1,496,500

		3,614,400

Professional Services (0.9%)
Towers Watson & Co., Class A	15,000	1,926,900
USG People N.V.	23,000	427,191

		2,354,091

Road & Rail (0.7%)
Hertz Global Holdings, Inc.*	135,000	1,921,050

Trading Companies & Distributors (0.5%)
Kaman Corp.	30,000	1,224,300

Total Industrials		20,981,936

Information Technology (8.3%)
Communications Equipment (0.6%)
COM DEV International Ltd.	46,000	201,127
Harris Corp.	15,000	1,303,500

		1,504,627

Electronic Equipment, Instruments & Components (1.1%)
Axis Communications AB	72,800	2,959,604

Internet Software & Services (0.1%)
Constant Contact, Inc.*	6,000	175,440
Qihoo 360 Technology Co., Ltd. (ADR)*	500	36,405
Rocket Fuel, Inc.*	2,500	8,725

		220,570

IT Services (0.6%)
Blackhawk Network Holdings, Inc.*	36,000	1,591,560

Semiconductors & Semiconductor Equipment (3.6%)
Atmel Corp.	15,000	129,150
EZchip Semiconductor Ltd.*	200,000	4,944,000
Fairchild Semiconductor International, Inc.*	200,000	4,142,000
KLA-Tencor Corp.	1,200	83,220
Mattson Technology, Inc.*	1,000	3,530
Micronas Semiconductor Holding AG*	2,000	14,779

		9,316,679

Software (2.2%)
King Digital Entertainment plc	500	8,940
SolarWinds, Inc.*	45,000	2,650,500
Solera Holdings, Inc.	47,800	2,620,874
TeleCommunication Systems, Inc., Class A*	75,000	372,750

		5,653,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (0.1%)
EMC Corp.	10,000	$256,800
Hutchinson Technology, Inc.*	12,000	43,080

		299,880

Total Information Technology		21,545,984

Materials (7.9%)
Chemicals (4.2%)
Airgas, Inc.	50,000	6,916,000
Chemtura Corp.*	90,000	2,454,300
Ferro Corp.*	10,000	111,200
International Flavors & Fragrances, Inc.	10,000	1,196,400

		10,677,900

Construction Materials (1.5%)
Italcementi S.p.A.	80,000	890,721
Vulcan Materials Co.	30,000	2,849,100

		3,739,821

Containers & Packaging (0.3%)
Greif, Inc., Class A	3,000	92,430
Myers Industries, Inc.	55,000	732,600
Rexam plc	1,000	8,871

		833,901

Metals & Mining (0.2%)
Alamos Gold, Inc., Class A	10,000	32,900
AuRico Metals, Inc.*	8,876	3,832
Osisko Gold Royalties Ltd.	28,000	276,621
Pan American Silver Corp.	35,000	227,903
Yamana Gold, Inc.	10,000	18,573

		559,829

Paper & Forest Products (1.7%)
Norbord, Inc.	20,000	389,535
Wausau Paper Corp.	400,000	4,092,000

		4,481,535

Total Materials		20,292,986

Telecommunication Services (5.0%)
Diversified Telecommunication Services (2.1%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	81,503
AT&T, Inc.	100,000	3,441,000
Cincinnati Bell, Inc.*	400,000	1,440,000
Koninklijke KPN N.V.	100,000	377,603

		5,340,106

Wireless Telecommunication Services (2.9%)
Millicom International Cellular S.A.	30,000	1,731,300
Telephone & Data Systems, Inc.	20,000	517,800
T-Mobile US, Inc.*	70,000	2,738,400
U.S. Cellular Corp.*	60,000	2,448,600

		7,436,100

Total Telecommunication Services		12,776,206

Utilities (8.4%)
Electric Utilities (5.9%)
Avangrid, Inc.*	14,500	$556,800
Cleco Corp.	202,000	10,546,420
Hawaiian Electric Industries, Inc.	22,000	636,900
Pepco Holdings, Inc.	110,000	2,861,100
PNM Resources, Inc.	22,000	672,540

		15,273,760

Gas Utilities (1.1%)
AGL Resources, Inc.	12,000	765,720
National Fuel Gas Co.	45,000	1,923,750
Piedmont Natural Gas Co., Inc.	2,000	114,040

		2,803,510

Multi-Utilities (0.3%)
Engie (b)*†	3,801	—
TECO Energy, Inc.	28,000	746,200

		746,200

Water Utilities (1.1%)
Severn Trent plc	90,000	2,886,335

Total Utilities		21,709,805

Total Common Stocks (76.4%) (Cost $192,561,107)		197,121,012

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.1%)
Food & Staples Retailing (0.1%)
Safeway, Inc. (Casa Ley subsidiary) (Contingent Value Rights)*	350,000	157,500
Safeway, Inc. (PDC subsidiary) (Contingent Value Rights)*†	350,000	17,080

Total Consumer Staples		174,580

Health Care (0.1%)
Biotechnology (0.0%)
Ambit Biosciences Corp. (Contingent Value Shares)*	20,000	12,000
Chelsea Therapeutics International Ltd. (Contingent Value Shares) (b)*†	12,000	720
Durata Therapeutics, Inc. (Contingent Value Shares)(b)*†	20,000	2,400
Prosensa Holdings N.V. (Contingent Value Shares) (b)*†	40,000	29,700
Trius Therapeutics, Inc. (Contingent Value Shares) (b)*†	200,000	19,500

		64,320

Health Care Equipment & Supplies (0.0%)
American Medical Alert Corp. (Contingent Value Shares) (b)*†	140,898	1,057
Synergetics USA, Inc. (Contingent Value Shares),*†	479,184	68,284
Wright Medical Group N.V., expiring 3/1/19*	5,000	5,050

		74,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Rights	Value (Note 1)

Pharmaceuticals (0.1%)
Adolor Corp. (Contingent Value Shares) (b)*†	40,000	$15,600
Furiex Pharmaceuticals, Inc. (Contingent Value Shares) (b)*†	10,000	—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)(b)*†	100	45
Teva Pharmaceutical Industries Ltd. (Contingent Value Shares) (b)*†	250,000	99,375

		115,020

Total Health Care		253,731

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	320,000	—

Total Information Technology		—

Telecommunication Services (0.3%)
Wireless Telecommunication Services (0.3%)
Leap Wireless International Inc. (Contingent Value Shares) (b)*†	430,000	812,700

Total Telecommunication Services		812,700

Total Rights (0.5%) (Cost $—)		1,241,011

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Kinder Morgan, Inc., expiring 5/25/17*	20,000	1,202

Total Energy		1,202

Materials (0.0%)
Metals & Mining (0.0%)
HudBay Minerals, Inc., expiring 7/20/18*	850	169

Total Materials		169

Total Warrants (0.0%) (Cost $887)		1,371

SHORT-TERM INVESTMENT:
Investment Company (10.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	26,130,274	$26,130,274

Total Short-Term Investment (10.1%) (Cost $26,130,274)		26,130,274

Total Investments (87.0%) (Cost $218,692,268)		224,493,668
Other Assets Less Liabilities (13.0%)		33,660,741

Net Assets (100%)		$258,154,409

*	Non-income producing.
†	Securities (totaling $1,066,461 or 0.4% of net assets) held at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	0.2%
Austria	0.0	#
Belgium	0.6
Bermuda	3.6
Canada	0.5
China	0.0	#
Denmark	0.0	#
France	0.0	#
Hong Kong	0.0	#
Ireland	0.0	#
Israel	1.9
Italy	1.2
Japan	0.7
Luxembourg	0.7
Netherlands	1.6
Spain	0.2
Sweden	1.4
Switzerland	0.0	#
United Kingdom	3.9
United States	70.5
Cash and Other	13.0

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$28,503,055	$2,093,395	$—		$30,596,450
Consumer Staples	12,630,741	5,853,065	—		18,483,806
Energy	1,314,682	543,799	—		1,858,481
Financials	37,762,894	2,104,542	—		39,867,436
Health Care	8,979,830	28,092	—		9,007,922
Industrials	17,339,192	3,642,744	—		20,981,936
Information Technology	18,571,601	2,974,383	—		21,545,984
Materials	19,393,394	899,592	—		20,292,986
Telecommunication Services	12,317,100	459,106	—		12,776,206
Utilities	18,823,470	2,886,335	—	(b)	21,709,805
Rights
Consumer Staples	—	—	174,580		174,580
Health Care	5,050	12,000	236,681		253,731
Information Technology	—	—	—	(b)	—	(b)
Telecommunication Services	—	—	812,700		812,700
Short-Term Investments	26,130,274	—	—		26,130,274
Warrants
Energy	1,202	—	—		1,202
Materials	169	—	—		169

Total Assets	$201,772,654	$21,497,053	$1,223,961		$224,493,668

Total Liabilities	$—	$—	$—		$—

Total	$201,772,654	$21,497,053	$1,223,961		$224,493,668

(a)	Securities with a market value of $834,600 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$473,933,874
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$554,477,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,718,681
Aggregate gross unrealized depreciation	(13,845,881)

Net unrealized appreciation	$4,872,800

Federal income tax cost of investments	$219,620,868

For the year ended December 31, 2015, the Portfolio incurred approximately $210,279 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $218,692,268)	$224,493,668
Cash	36,000,000
Foreign cash (Cost $13)	13
Dividends, interest and other receivables	258,637
Receivable for securities sold	116,000
Receivable from Separate Accounts for Trust shares sold	16,250
Other assets	822

Total assets	260,885,390

LIABILITIES
Payable for securities purchased	1,745,473
Payable to Separate Accounts for Trust shares redeemed	354,903
Investment management fees payable	195,383
Distribution fees payable – Class IB	47,132
Administrative fees payable	21,930
Distribution fees payable – Class IA	2,919
Trustees’ fees payable	623
Accrued expenses	362,618

Total liabilities	2,730,981

NET ASSETS	$258,154,409

Net assets were comprised of:
Paid in capital	$249,943,096
Accumulated undistributed net investment income (loss)	645
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	2,410,491
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,800,177

Net assets	$258,154,409

Class IA
Net asset value, offering and redemption price per share, $13,834,281 / 1,093,753 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.65

Class IB
Net asset value, offering and redemption price per share, $223,092,745 / 17,721,361 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.59

Class K
Net asset value, offering and redemption price per share, $21,227,383 / 1,664,527 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.75

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $35,187 foreign withholding tax)	$2,837,733
Interest	15,642
Other income	573,231

Total income	3,426,606

EXPENSES
Investment management fees	2,386,681
Distribution fees – Class IB	581,351
Administrative fees	267,470
Professional fees	66,854
Custodian fees	55,000
Distribution fees – Class IA	33,526
Printing and mailing expenses	12,956
Trustees’ fees	5,466
Miscellaneous	12,194

Total expenses	3,421,498

NET INVESTMENT INCOME (LOSS)	5,108

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	14,272,981
Foreign currency transactions	(67,998)

Net realized gain (loss)	14,204,983

Change in unrealized appreciation (depreciation) on:
Investments	(7,621,977)
Foreign currency translations	7,886

Net change in unrealized appreciation (depreciation)	(7,614,091)

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,590,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,596,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,108	$(578,368)
Net realized gain (loss) on investments and foreign currency transactions	14,204,983	11,973,888
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,614,091)	(6,258,908)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,596,000	5,136,612

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(632,395)	(530,952)
Class IB	(10,271,314)	(10,008,574)
Class K	(875,320)	(783,898)

TOTAL DISTRIBUTIONS	(11,779,029)	(11,323,424)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 266,703 and 356,319 shares, respectively ]	3,502,161	4,728,536
Capital shares issued in reinvestment of distributions [ 50,611 and 41,283 shares, respectively ]	632,395	530,952
Capital shares repurchased [ (225,380) and (206,438) shares, respectively ]	(2,972,651)	(2,732,994)

Total Class IA transactions	1,161,905	2,526,494

Class IB
Capital shares sold [ 1,391,252 and 2,150,727 shares, respectively ]	18,133,663	28,437,376
Capital shares issued in reinvestment of distributions [ 825,781 and 781,420 shares, respectively ]	10,271,314	10,008,574
Capital shares repurchased [ (3,540,494) and (3,687,983) shares, respectively ]	(46,259,562)	(48,696,937)

Total Class IB transactions	(17,854,585)	(10,250,987)

Class K
Capital shares sold [ 405,040 and 371,289 shares, respectively ]	5,257,193	4,949,288
Capital shares issued in reinvestment of distributions [ 69,490 and 60,622 shares, respectively ]	875,320	783,898
Capital shares repurchased [ (317,581) and (231,277) shares, respectively ]	(4,218,888)	(3,078,329)

Total Class K transactions	1,913,625	2,654,857

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,779,055)	(5,069,636)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,962,084)	(11,256,448)
NET ASSETS:
Beginning of year	278,116,493	289,372,941

End of year (a)	$258,154,409	$278,116,493

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$645	$7,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014	2013		2012	2011
Net asset value, beginning of year	$12.95		$13.25	$12.56		$12.20	$12.51

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	(0.03)	—	# ##	(0.01)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.30		0.27	1.36		0.65	0.12

Total from investment operations	0.30		0.24	1.36		0.64	0.20

Less distributions:
Dividends from net investment income	—		—	(0.01)		—	(0.05)
Distributions from net realized gains	(0.60)		(0.54)	(0.66)		(0.28)	(0.46)

Total dividends and distributions	(0.60)		(0.54)	(0.67)		(0.28)	(0.51)

Net asset value, end of year	$12.65		$12.95	$13.25		$12.56	$12.20

Total return	2.42	%(dd)	1.87%	10.93%		5.27%	1.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,834		$12,973	$10,742		$7,134	$6,088
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.31%		1.31%	1.30%		1.31%	1.05%
Before fees paid indirectly (f)	1.31%		1.31%	1.32%		1.32%	1.06	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.01	)%(gg)	(0.20)%	0.03	%(aa)	(0.04)%	0.63%
Before fees paid indirectly (f)	(0.01	)%(gg)	(0.20)%	0.02	%(aa)	(0.05)%	0.62%
Portfolio turnover rate^	199%		224%	272%		285%	268%

	Year Ended December 31,
Class IB	2015		2014	2013		2012	2011
Net asset value, beginning of year	$12.89		$13.19	$12.51		$12.15	$12.46

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	(0.03)	0.01	##	(0.01)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.30		0.27	1.34		0.65	0.14

Total from investment operations	0.30		0.24	1.35		0.64	0.17

Less distributions:
Dividends from net investment income	—		—	(0.01)		—	(0.02)
Distributions from net realized gains	(0.60)		(0.54)	(0.66)		(0.28)	(0.46)

Total dividends and distributions	(0.60)		(0.54)	(0.67)		(0.28)	(0.48)

Net asset value, end of year	$12.59		$12.89	$13.19		$12.51	$12.15

Total return	2.43	%(ee)	1.88%	10.89%		5.29%	1.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$223,093		$245,516	$261,266		$238,695	$246,611
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.31%		1.31%	1.30%		1.31%	1.30%
Before fees paid indirectly (f)	1.31%		1.31%	1.32%		1.32%	1.31%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.02	)%(hh)	(0.22)%	0.06	%(bb)	(0.06)%	0.21%
Before fees paid indirectly (f)	(0.02	)%(hh)	(0.22)%	0.05	%(bb)	(0.07)%	0.20%
Portfolio turnover rate^	199%		224%	272%		285%	268%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,						August 26, 2011* to December 31, 2011
Class K	2015		2014	2013		2012
Net asset value, beginning of period	$13.02		$13.29	$12.59		$12.20	$12.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03		0.01	0.04	##	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.30		0.26	1.37		0.65	0.20

Total from investment operations	0.33		0.27	1.41		0.67	0.19

Less distributions:
Dividends from net investment income	—		—	(0.05)		—	(0.05)
Distributions from net realized gains	(0.60)		(0.54)	(0.66)		(0.28)	(0.42)

Total dividends and distributions	(0.60)		(0.54)	(0.71)		(0.28)	(0.47)

Net asset value, end of period	$12.75		$13.02	$13.29		$12.59	$12.20

Total return (b)	2.64	%(ff)	2.09%	11.26%		5.52%	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,227		$19,627	$17,365		$11,353	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	1.06%		1.06%	1.05%		1.06%	1.05%
Before fees paid indirectly (a)(f)	1.06%		1.06%	1.07%		1.07%	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.24	%(ii)	0.04%	0.27	%(cc)	0.19%	(0.28)%
Before fees paid indirectly (a)(f)	0.24	%(ii)	0.04%	0.26	%(cc)	0.18%	(0.29)%
Portfolio turnover rate^	199%		224%	272%		285%	268%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.07), $(0.06) and $(0.03) for Class IA, Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be (0.51)% for income after fees paid indirectly and (0.52)% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be (0.48)% for income after fees paid indirectly and (0.49)% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be (0.27)% for income after fees paid indirectly and (0.28)% before fees paid indirectly.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.01%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.02%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.23%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.22)% after fees paid indirectly and (0.22)% before fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.23)% after fees paid indirectly and (0.23)% before fees paid indirectly.
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.03% after fees paid indirectly and 0.03% before fees paid indirectly.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(5.69)%	9.05%	10.14%
Portfolio – Class IB Shares	(5.70)	8.99	10.02
Portfolio – Class K Shares**	(5.47)	N/A	13.90
Russell 2000® Value Index	(7.47)	7.67	5.57

*   Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares;

    Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.70)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 2000® Value Index, returned (7.47)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

2015 was the strongest year for deal making on record, with worldwide mergers and acquisitions totaling $4.7 trillion and nearly half of that activity in the United States. The Portfolio benefitted from several deals, including the MWI Veterinary Supply acquisition by Amerisource Bergen; New Mountain Capital’s acquisition of Zep, and Brookfield Asset Management’s acquisition of Graftech.

•	Despite changing patterns of media consumption, Cablevision announced that it agreed to be acquired by French telecommunications operator Altice.

•	Pep Boys-Manny, Moe & Jack languished for most of 2015 while on the auction block before Japan’s Bridgestone agreed to acquire the company. A bidding war ensued, with Icahn Enterprises the winner.

What hurt performance during the year:

•	In a year when other major market indexes were flat or rose modestly, small cap stocks declined, reflecting concerns over interest rate hikes.

•

A slower economy, especially in China, as well as unfavorable currency movements, weighed on several holdings. Corporate earnings growth was tepid, as foreign profits were for the most part savaged by the strong dollar.

•

Commodity prices, already weakened by falling fixed investment in China, fell further. Oil prices continued to fall, hit by China’s slowdown, the price war being waged by Saudi Arabia, and a rising dollar. These events impacted many industrial holdings that serve the auto, aerospace and energy markets.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

We believe the current expansion is clearly aging, having started in June 2009, and has been characterized by too much debt globally and too much regulation in the U.S. The same macro issues that confronted the market this year will likely cause concerns in 2016, in our opinion, and as the year progresses the Presidential election will come sharply into focus. Downside risks include acts of war and terrorism, social unrest, further competitive currency devaluations, increased trade barriers and greater than expected wage acceleration. The key to the stock market’s direction will likely continue to be telegraphed by movements in the dollar, commodity prices and global growth. Rising global growth, higher commodity prices and a falling dollar would provide a bullish set of conditions for the stock market in 2016.

We see many catalysts surfacing value in our Portfolio companies in 2016. The active takeover market shows no signs of slowing down, energized by the extremely low cost of capital, tax incentives, and high levels of low yielding cash. If the past is any indication, we would expect to see several more deals in our Portfolio over the coming year.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Industrials	26.7%
Consumer Discretionary	25.4
Consumer Staples	8.1
Materials	7.5
Utilities	7.4
Financials	6.8
Information Technology	6.7
Health Care	5.9
Telecommunication Services	2.1
Energy	1.8
Investment Company	1.5
Cash and Other	0.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$924.48	$5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class IB
Actual	1,000.00	924.43	5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class K
Actual	1,000.00	925.50	4.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.22

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (25.4%)
Auto Components (4.7%)
BorgWarner, Inc.	258,000	$11,153,340
Brembo S.p.A.	350,000	16,896,793
Cooper Tire & Rubber Co.	195,000	7,380,750
Dana Holding Corp.	950,000	13,110,000
Federal-Mogul Holdings Corp.*	2,110,024	14,453,664
Gentex Corp.	260,000	4,162,600
Modine Manufacturing Co.*	650,058	5,883,025
SORL Auto Parts, Inc.*	95,000	240,350
Spartan Motors, Inc.	290,000	901,900
Standard Motor Products, Inc.	155,000	5,897,750
Stoneridge, Inc.*	305,000	4,514,000
Strattec Security Corp.	135,400	7,648,746
Superior Industries International, Inc.	730,000	13,446,600
Tenneco, Inc.*	430,000	19,741,300

		125,430,818

Automobiles (0.1%)
Thor Industries, Inc.	4,000	224,600
Winnebago Industries, Inc.	100,000	1,990,000

		2,214,600

Distributors (0.0%)
Uni-Select, Inc.	10,000	495,122

Diversified Consumer Services (0.1%)
Ascent Capital Group, Inc., Class A*	95,000	1,588,400
Cambium Learning Group, Inc.*	195,000	945,750
Universal Technical Institute, Inc.	270,000	1,258,200

		3,792,350

Hotels, Restaurants & Leisure (6.2%)
Belmond Ltd., Class A*	334,000	3,173,000
Biglari Holdings, Inc.*	33,047	10,767,373
Boyd Gaming Corp.*	1,300,000	25,831,000
Canterbury Park Holding Corp.‡	300,000	3,096,000
Cheesecake Factory, Inc.	574,000	26,467,140
Churchill Downs, Inc.	345,000	48,814,050
Cracker Barrel Old Country Store, Inc.	6,000	760,980
Denny’s Corp.*	330,000	3,243,900
Dover Downs Gaming & Entertainment, Inc.*	100,000	97,120
Dover Motorsports, Inc.	644,116	1,500,790
Dunkin’ Brands Group, Inc.	2,500	106,475
Golden Entertainment, Inc.*	75,000	767,250
International Speedway Corp., Class A	125,000	4,215,000
Krispy Kreme Doughnuts, Inc.*	210,000	3,164,700
Las Vegas Sands Corp.	218,000	9,557,120
Marcus Corp.	648,014	12,292,826
Morgans Hotel Group Co.*	220,000	741,400
Nathan’s Famous, Inc.	148,100	7,636,036
Penn National Gaming, Inc.*	21,000	336,420
Speedway Motorsports, Inc.	54,000	1,118,880

		163,687,460

Household Durables (1.6%)
Bassett Furniture Industries, Inc.	200,000	$5,016,000
Cavco Industries, Inc.*	156,500	13,038,015
Ethan Allen Interiors, Inc.	145,000	4,033,900
Harman International Industries, Inc.	70,000	6,594,700
La-Z-Boy, Inc.	416,000	10,158,720
Lennar Corp., Class B	76,000	3,053,680
Nobility Homes, Inc.*	100,815	1,219,862
Skyline Corp.*	190,990	683,744

		43,798,621

Internet & Catalog Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	650,000	4,732,000
Liberty TripAdvisor Holdings, Inc., Class A*	24,000	728,160
Liberty Ventures*	24,000	1,082,640

		6,542,800

Leisure Products (0.3%)
Brunswick Corp.	60,000	3,030,600
Marine Products Corp.	460,014	2,778,485
Universal Entertainment Corp.	75,000	1,361,035

		7,170,120

Media (7.0%)
ACME Communications, Inc.*	305,000	7,320
AMC Networks, Inc., Class A*	64,500	4,816,860
Beasley Broadcast Group, Inc., Class A‡	563,000	2,021,170
Cablevision Systems Corp. – New York Group, Class A	307,000	9,793,300
Carmike Cinemas, Inc.*	63,000	1,445,220
Clear Channel Outdoor Holdings, Inc., Class A*	290,171	1,622,056
Crown Media Holdings, Inc., Class A*	380,000	2,131,800
Cumulus Media, Inc., Class A*	5	2
Discovery Communications, Inc., Class A*	12,000	320,160
Discovery Communications, Inc., Class C*	35,000	882,700
DISH Network Corp., Class A*	15,000	857,700
Emmis Communications Corp., Class A*	90,000	57,600
EW Scripps Co., Class A	1,340,000	25,460,000
Gray Television, Inc.*	378,000	6,161,400
Gray Television, Inc., Class A*	4,000	54,000
Grupo Televisa S.A.B. (ADR)	110,000	2,993,100
Il Sole 24 Ore S.p.A.*	215,000	149,922
IMAX Corp.*	40,000	1,421,600
Interpublic Group of Cos., Inc.	890,000	20,719,200
Journal Media Group, Inc.	345,875	4,157,417
Live Nation Entertainment, Inc.*	930,000	22,850,100
Loral Space & Communications, Inc.*	19,500	793,845
Madison Square Garden Co., Class A*	188,333	30,472,279
Media General, Inc.*	1,315,000	21,237,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Meredith Corp.	60,000	$2,595,000
MSG Networks, Inc., Class A*	565,000	11,752,000
Rentrak Corp.*	17,000	808,010
Salem Media Group, Inc.	667,000	3,321,660
Sinclair Broadcast Group, Inc., Class A	180,000	5,857,200
World Wrestling Entertainment, Inc., Class A	18,000	321,120

		185,080,991

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	655,000	1,375,500

Specialty Retail (4.8%)
Aaron’s, Inc.	355,000	7,948,450
AutoNation, Inc.*	423,000	25,236,180
Barnes & Noble Education, Inc.*	22,752	226,382
Barnes & Noble, Inc.	36,000	313,560
Bed Bath & Beyond, Inc.*	44,000	2,123,000
Big 5 Sporting Goods Corp.	365,000	3,646,350
Bowlin Travel Centers, Inc.*	76,000	110,200
Monro Muffler Brake, Inc.	60,000	3,973,200
Murphy USA, Inc.*	30,000	1,822,200
O’Reilly Automotive, Inc.*	48,000	12,164,160
Penske Automotive Group, Inc.	470,000	19,899,800
Pep Boys-Manny, Moe & Jack*	1,180,000	21,723,800
Pier 1 Imports, Inc.	760,000	3,868,400
Sally Beauty Holdings, Inc.*	500,000	13,945,000
Tractor Supply Co.	110,000	9,405,000
Vitamin Shoppe, Inc.*	3,000	98,100
Winmark Corp.	2,000	186,020

		126,689,802

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	200,000	5,886,000
Movado Group, Inc.	63,000	1,619,730
Wolverine World Wide, Inc.	50,000	835,500

		8,341,230

Total Consumer Discretionary		674,619,414

Consumer Staples (8.1%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*	13,400	2,705,594
Brown-Forman Corp., Class A	45,000	4,954,950
Brown-Forman Corp., Class B	4,537	450,433
Cott Corp.	550,000	6,044,500
Crimson Wine Group Ltd.*	301,000	2,648,800
Davide Campari-Milano S.p.A.	350,000	3,013,627
National Beverage Corp.*	500	22,720

		19,840,624

Food & Staples Retailing (2.1%)
Casey’s General Stores, Inc.	86,100	10,370,745
Ingles Markets, Inc., Class A‡	799,700	35,250,775
United Natural Foods, Inc.*	90,000	3,542,400
Village Super Market, Inc., Class A	101,000	2,661,350
Weis Markets, Inc.	66,500	2,945,950

		54,771,220

Food Products (4.0%)
Boulder Brands, Inc.*	598,000	$6,566,040
Diamond Foods, Inc.*	335,000	12,914,250
Farmer Brothers Co.*	79,200	2,555,784
Flowers Foods, Inc.	60,000	1,289,400
Hain Celestial Group, Inc.*	360,000	14,540,400
Ingredion, Inc.	51,500	4,935,760
J&J Snack Foods Corp.	47,000	5,483,490
John B. Sanfilippo & Son, Inc.	17,000	918,510
Lifeway Foods, Inc.*	240,098	2,665,088
Maple Leaf Foods, Inc.	130,000	2,232,276
Post Holdings, Inc.*	168,000	10,365,600
Rock Field Co., Ltd.	200,000	4,878,286
Snyder’s-Lance, Inc.	626,049	21,473,481
Tootsie Roll Industries, Inc.	439,453	13,882,320
WhiteWave Foods Co.*	42,000	1,634,220

		106,334,905

Household Products (1.0%)
Church & Dwight Co., Inc.	58,000	4,923,040
Energizer Holdings, Inc.	30,000	1,021,800
Katy Industries, Inc.*‡	461,700	466,317
Oil-Dri Corp. of America‡	450,000	16,573,500
WD-40 Co.	42,000	4,143,300

		27,127,957

Personal Products (0.3%)
Avon Products, Inc.	450,000	1,822,500
Edgewell Personal Care Co.	30,000	2,351,100
Elizabeth Arden, Inc.*	90,000	891,000
Revlon, Inc., Class A*	22,000	612,480
United-Guardian, Inc.	142,000	2,719,300

		8,396,380

Total Consumer Staples		216,471,086

Energy (1.8%)
Energy Equipment & Services (1.6%)
Oceaneering International, Inc.	120,000	4,502,400
Rowan Cos., plc, Class A	180,000	3,051,000
RPC, Inc.	2,415,000	28,859,250
Steel Excel, Inc.*	308,000	4,530,680

		40,943,330

Oil, Gas & Consumable Fuels (0.2%)
Black Ridge Oil and Gas, Inc.*	45,503	2,275
Clean Energy Fuels Corp.*	2,000	7,200
CONSOL Energy, Inc.	241,421	1,907,226
Navigator Holdings Ltd.*	65,000	887,250
ONEOK, Inc.	140,000	3,452,400

		6,256,351

Total Energy		47,199,681

Financials (6.8%)
Banks (2.2%)
BBCN Bancorp, Inc.	575,000	9,901,500
Boston Private Financial Holdings, Inc.	700,000	7,938,000
FCB Financial Holdings, Inc., Class A*	16,000	572,640
Fidelity Southern Corp.	31,614	705,308

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

First Niagara Financial Group, Inc.	655,000	$7,106,750
FirstMerit Corp.	155,000	2,890,750
Flushing Financial Corp.	600,000	12,984,000
Hilltop Holdings, Inc.*	230,000	4,420,600
Sterling Bancorp/Delaware	745,400	12,090,388

		58,609,936

Capital Markets (2.2%)
BKF Capital Group, Inc.*	66,000	52,800
Calamos Asset Management, Inc., Class A	170,000	1,645,600
Charles Schwab Corp.	98,000	3,227,140
Cohen & Steers, Inc.	444,000	13,533,120
GAM Holding AG*	265,000	4,400,156
Janus Capital Group, Inc.	1,500,000	21,135,000
KKR & Co. L.P.	150,000	2,338,500
Legg Mason, Inc.	50,000	1,961,500
Medallion Financial Corp.	80,000	563,200
Pzena Investment Management, Inc., Class A	70,037	602,318
Waddell & Reed Financial, Inc., Class A	225,000	6,448,500
Wright Investors Service Holdings, Inc.*	265,000	527,350

		56,435,184

Insurance (0.2%)
Alleghany Corp.*	3,295	1,574,780
Argo Group International Holdings Ltd.	66,000	3,949,440

		5,524,220

Real Estate Investment Trusts (REITs) (1.4%)
Gaming and Leisure Properties, Inc. (REIT)	30,000	834,000
Gyrodyne LLC*	1,678	42,504
Ryman Hospitality Properties, Inc. (REIT)	700,000	36,148,000

		37,024,504

Real Estate Management & Development (0.8%)
Capital Properties, Inc., Class A*	39,571	437,259
Griffin Industrial Realty, Inc.‡	315,018	8,218,820
St. Joe Co.*	470,000	8,699,700
Tejon Ranch Co.*	224,000	4,289,600

		21,645,379

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	12,500	157,000
Crazy Woman Creek Bancorp, Inc.*	14,000	154,000

		311,000

Total Financials		179,550,223

Health Care (5.9%)
Biotechnology (0.3%)
Cepheid, Inc.*	210,000	7,671,300
Lexicon Pharmaceuticals, Inc.*	16,100	214,291
OPKO Health, Inc.*	71,500	718,575

		8,604,166

Health Care Equipment & Supplies (3.6%)
Alere, Inc.*	10,000	$390,900
Align Technology, Inc.*	6,000	395,100
AngioDynamics, Inc.*	74,000	898,360
Biolase, Inc.*	91,461	76,928
Cantel Medical Corp.	164,500	10,222,030
CONMED Corp.	80,000	3,524,000
Cooper Cos., Inc.	21,000	2,818,200
Cutera, Inc.*	580,000	7,418,200
Cynosure, Inc., Class A*	10,000	446,700
DexCom, Inc.*	39,000	3,194,100
Exactech, Inc.*	288,000	5,227,200
Greatbatch, Inc.*	75,500	3,963,750
ICU Medical, Inc.*	40,000	4,511,200
Masimo Corp.*	131,000	5,437,810
Meridian Bioscience, Inc.	140,000	2,872,800
Neogen Corp.*	16,500	932,580
NuVasive, Inc.*	155,000	8,387,050
Orthofix International N.V.*	58,000	2,274,180
Quidel Corp.*	548,000	11,617,600
STERIS plc	103,000	7,760,020
SurModics, Inc.*	43,000	871,610
Syneron Medical Ltd.*	24,000	185,040
Vascular Solutions, Inc.*	189,000	6,499,710
Wright Medical Group N.V.*	216,489	5,234,704

		95,159,772

Health Care Providers & Services (1.8%)
Chemed Corp.	247,000	37,000,600
Henry Schein, Inc.*	10,000	1,581,900
Kindred Healthcare, Inc.	86,000	1,024,260
Owens & Minor, Inc.	188,000	6,764,240
Patterson Cos., Inc.	56,000	2,531,760

		48,902,760

Life Sciences Tools & Services (0.1%)
Bio-Rad Laboratories, Inc., Class A*	24,000	3,327,840

Pharmaceuticals (0.1%)
Heska Corp.*	50,000	1,934,000
Pain Therapeutics, Inc.*	65,000	113,750

		2,047,750

Total Health Care		158,042,288

Industrials (26.7%)
Aerospace & Defense (4.8%)
AAR Corp.	70,000	1,840,300
Aerojet Rocketdyne Holdings, Inc.*	1,625,000	25,447,500
Astronics Corp.*	9,000	366,390
Astronics Corp., Class B*	15,150	615,848
Curtiss-Wright Corp.	800,000	54,800,001
Ducommun, Inc.*	75,020	1,216,824
HEICO Corp.	62,000	3,370,320
Innovative Solutions & Support, Inc.*	88,000	242,880
Moog, Inc., Class A*	59,500	3,605,700
Moog, Inc., Class B*	29,500	1,790,355
Precision Castparts Corp.	95,000	22,040,950
Textron, Inc.	287,000	12,056,870

		127,393,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.7%)
Park-Ohio Holdings Corp.	482,500	$17,746,350

Building Products (1.1%)
A.O. Smith Corp.	40,000	3,064,400
Fortune Brands Home & Security, Inc.	20,000	1,110,000
Griffon Corp.	1,450,000	25,810,000
Nortek, Inc.*	7,500	327,150

		30,311,550

Commercial Services & Supplies (3.7%)
ACCO Brands Corp.*	165,000	1,176,450
Brink’s Co.	560,000	16,161,600
Casella Waste Systems, Inc., Class A*	190,081	1,136,684
Covanta Holding Corp.	210,000	3,252,900
KAR Auction Services, Inc.	440,000	16,293,200
Kimball International, Inc., Class B	200,000	1,954,000
Loomis AB, Class B	310,000	9,648,901
Matthews International Corp., Class A	22,000	1,175,900
McGrath RentCorp	24,000	604,560
Republic Services, Inc.	390,000	17,156,100
Rollins, Inc.	975,000	25,252,500
Tyco International plc	133,000	4,241,370

		98,054,165

Construction & Engineering (0.3%)
Aegion Corp.*	70,000	1,351,700
Furmanite Corp.*	600,000	3,996,000
Layne Christensen Co.*	365,000	1,919,900

		7,267,600

Electrical Equipment (1.7%)
AMETEK, Inc.	390,000	20,900,100
AZZ, Inc.	25,000	1,389,250
Franklin Electric Co., Inc.	260,000	7,027,800
Global Power Equipment Group, Inc.	23,000	80,040
Rockwell Automation, Inc.	98,000	10,055,780
SL Industries, Inc.*	101,000	3,219,880
Vicor Corp.*	170,000	1,550,400

		44,223,250

Industrial Conglomerates (0.3%)
Raven Industries, Inc.	47,000	733,200
Roper Technologies, Inc.	40,000	7,591,600

		8,324,800

Machinery (10.3%)
Accuride Corp.*	57,000	94,620
Albany International Corp., Class A	58,000	2,119,900
American Railcar Industries, Inc.	5,000	231,400
Astec Industries, Inc.	325,000	13,227,500
CIRCOR International, Inc.	517,500	21,812,625
CLARCOR, Inc.	184,000	9,141,120
CNH Industrial N.V.	2,670,000	18,262,800
Crane Co.	560,000	26,790,400
Donaldson Co., Inc.	222,000	6,362,520

Eastern Co.	94,000	$1,762,500
EnPro Industries, Inc.	6,500	284,960
Federal Signal Corp.	635,000	10,064,750
Flowserve Corp.	94,000	3,955,520
Gorman-Rupp Co.	356,000	9,515,880
Graco, Inc.	152,000	10,954,640
Greenbrier Cos., Inc.	280,000	9,133,600
IDEX Corp.	144,000	11,031,840
Interpump Group S.p.A.	250,000	3,874,824
Kennametal, Inc.	334,675	6,425,760
Key Technology, Inc.*	66,000	684,420
L.S. Starrett Co., Class A	217,200	2,111,184
Lincoln Electric Holdings, Inc.	113,000	5,863,570
Lindsay Corp.	61,000	4,416,400
Lydall, Inc.*	80,000	2,838,400
Middleby Corp.*	4,800	517,776
Mueller Industries, Inc.	910,000	24,661,000
Mueller Water Products, Inc., Class A	700,000	6,020,000
Navistar International Corp.*	880,000	7,779,200
Nordson Corp.	40,000	2,566,000
Standex International Corp.	62,000	5,155,300
Tennant Co.	301,000	16,934,260
Toro Co.	24,000	1,753,680
Trinity Industries, Inc.	104,000	2,498,080
Twin Disc, Inc.	123,000	1,293,960
Valmont Industries, Inc.	10,000	1,060,200
Watts Water Technologies, Inc., Class A	356,000	17,682,520
Woodward, Inc.	104,000	5,164,640

		274,047,749

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	157,004	2,172,935

Trading Companies & Distributors (3.3%)
GATX Corp.	850,000	36,167,500
Kaman Corp.	935,000	38,157,350
Lawson Products, Inc.*	42,000	980,700
Rush Enterprises, Inc., Class B*‡	510,000	11,169,000
United Rentals, Inc.*	22,000	1,595,880

		88,070,430

Transportation Infrastructure (0.4%)
BBA Aviation plc	2,164,000	6,029,537
Macquarie Infrastructure Corp.	80,000	5,808,000

		11,837,537

Total Industrials		709,450,304

Information Technology (6.6%)
Communications Equipment (0.5%)
Bel Fuse, Inc., Class A‡	145,000	2,111,200
Communications Systems, Inc.	260,000	2,020,200
EchoStar Corp., Class A*	30,000	1,173,300
Ixia*	415,000	5,158,450
Plantronics, Inc.	40,000	1,896,800
Sycamore Networks, Inc.*	300,000	153,000

		12,512,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (2.1%)
Badger Meter, Inc.	55,000	$3,222,450
Belden, Inc.	27,000	1,287,360
CTS Corp.	956,000	16,863,840
Daktronics, Inc.	125,000	1,090,000
Itron, Inc.*	90,000	3,256,200
Littelfuse, Inc.	114,000	12,199,140
Mercury Systems, Inc.*	15,000	275,400
MOCON, Inc.	30,000	436,200
Park Electrochemical Corp.	660,000	9,939,600
Rofin-Sinar Technologies, Inc.*	210,000	5,623,800
Trans-Lux Corp.*	24,584	92,436

		54,286,426

Internet Software & Services (0.7%)
EarthLink Holdings Corp.	690,000	5,126,700
Global Sources Ltd.*	147,903	1,153,643
Gogo, Inc.*	230,000	4,094,000
Internap Corp.*	481,062	3,078,797
Pandora Media, Inc.*	20,000	268,200
Stamps.com, Inc.*	37,000	4,055,570

		17,776,910

IT Services (0.4%)
Blackhawk Network Holdings, Inc.*	100,000	4,421,000
Edgewater Technology, Inc.*‡	600,000	4,806,000
ModusLink Global Solutions, Inc.*	410,000	1,016,800

		10,243,800

Semiconductors & Semiconductor Equipment (0.5%)
Cypress Semiconductor Corp.*	870,000	8,534,700
Sevcon, Inc.*‡	552,366	5,788,796

		14,323,496

Software (0.9%)
FalconStor Software, Inc.*	400,000	752,000
Fortinet, Inc.*	26,000	810,420
Guidance Software, Inc.*	250,000	1,505,000
Mentor Graphics Corp.	106,000	1,952,520
Take-Two Interactive Software, Inc.*	184,000	6,410,560
TiVo, Inc.*	385,000	3,322,550
Tyler Technologies, Inc.*	57,000	9,936,240

		24,689,290

Technology Hardware, Storage & Peripherals (1.5%)
Diebold, Inc.	900,000	27,081,000
NCR Corp.*	353,000	8,634,380
Stratasys Ltd.*	160,000	3,756,800
TransAct Technologies, Inc.	92,000	789,360

		40,261,540

Total Information Technology		174,094,412

Materials (7.5%)
Chemicals (5.0%)
Albemarle Corp.	30,000	1,680,300
Ashland, Inc.	60,000	6,162,000
Chemtura Corp.*	788,000	21,488,760

Core Molding Technologies, Inc.*	250,000	$3,207,500
Ferro Corp.*	2,355,000	26,187,600
FMC Corp.	30,000	1,173,900
H.B. Fuller Co.	270,000	9,846,900
Huntsman Corp.	235,000	2,671,950
Minerals Technologies, Inc.	167,000	7,658,620
NewMarket Corp.	16,700	6,358,191
Olin Corp.	125,000	2,157,500
OMNOVA Solutions, Inc.*	610,000	3,739,300
Quaker Chemical Corp.	5,000	386,300
Scotts Miracle-Gro Co., Class A	83,000	5,354,330
Sensient Technologies Corp.	286,000	17,966,520
Tredegar Corp.	1,160,000	15,799,200

		131,838,871

Containers & Packaging (1.2%)
Greif, Inc., Class A	205,000	6,316,050
Greif, Inc., Class B	5,000	213,850
Myers Industries, Inc.	1,500,000	19,980,000
Sonoco Products Co.	155,000	6,334,850

		32,844,750

Metals & Mining (0.8%)
Ampco-Pittsburgh Corp.	335,200	3,439,152
Barrick Gold Corp.	24,000	177,120
Century Aluminum Co.*	55,000	243,100
Dominion Diamond Corp.	295,000	3,017,850
Haynes International, Inc.	41,000	1,504,290
Kinross Gold Corp.*	45,000	81,900
Lynas Corp., Ltd.*	100,000	7,156
Materion Corp.	469,500	13,146,000
United States Steel Corp.	33,000	263,340

		21,879,908

Paper & Forest Products (0.5%)
Louisiana-Pacific Corp.*	560,000	10,085,600
Wausau Paper Corp.	385,000	3,938,550

		14,024,150

Total Materials		200,587,679

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.5%)
Cable & Wireless Communications plc	15,500,000	16,833,714
Cincinnati Bell, Inc.*	5,200,000	18,720,000
Consolidated Communications Holdings, Inc.	25,000	523,750
Iridium Communications, Inc.*	30,000	252,300
New Ulm Telecom, Inc.	33,000	240,900
Verizon Communications, Inc.	80,000	3,697,600

		40,268,264

Wireless Telecommunication Services (0.6%)
Rogers Communications, Inc., Class B	200,000	6,892,000
Shenandoah Telecommunications Co.	80,000	3,444,000
U.S. Cellular Corp.*	100,000	4,081,000
VimpelCom Ltd. (ADR)	300,000	984,000

		15,401,000

Total Telecommunication Services		55,669,264

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Utilities (7.4%)
Electric Utilities (3.8%)
El Paso Electric Co.	726,000	$27,951,000
Empire District Electric Co.	69,000	1,936,830
Great Plains Energy, Inc.	405,000	11,060,550
Otter Tail Corp.	400,000	10,652,000
PNM Resources, Inc.	1,285,000	39,282,450
Westar Energy, Inc.	260,000	11,026,600

		101,909,430

Gas Utilities (1.6%)
Chesapeake Utilities Corp.	6,000	340,500
National Fuel Gas Co.	182,000	7,780,500
Northwest Natural Gas Co.	38,000	1,923,180
ONE Gas, Inc.	41,000	2,056,970
Southwest Gas Corp.	555,000	30,613,800

		42,714,950

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	240,000	2,296,800
Ormat Technologies, Inc.	86,000	3,136,420

		5,433,220

Multi-Utilities (1.5%)
Black Hills Corp.	420,000	19,500,600
NorthWestern Corp.	362,000	19,638,500

		39,139,100

Water Utilities (0.3%)
Cadiz, Inc.*	10,000	52,600
SJW Corp.	200,000	5,930,000
York Water Co.	50,000	1,247,000

		7,229,600

Total Utilities		196,426,300

Total Common Stocks (98.3%) (Cost $1,537,001,952)		2,612,110,651

CONVERTIBLE PREFERRED STOCK:
Information Technology (0.1%)
Semiconductors & Semiconductor Equipment (0.1%)
Sevcon, Inc. 4.000%†	112,165	3,526,468

Total Convertible Preferred Stock (0.1%) (Cost $2,411,547)		3,526,468

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Real Estate Management & Development (0.0%)
Capital Properties, Inc. 5.000%, 12/31/22†	$44,820	44,318

Total Financials		44,318

Total Corporate Bonds		44,318

Total Long-Term Debt Securities (0.0%) (Cost $44,820)		44,318

	Number of Rights	Value (Note 1)

RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi S.A., expiring 12/31/20*	50,000	$5,625

Total Health Care		5,625

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (b)*†	490,000	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*†	412,000	778,680

Total Telecommunication Services		778,680

Total Rights (0.0%) (Cost $131,250)		784,305

	Number of Warrants	Value (Note 1)
WARRANTS:
Financials (0.0%)
Real Estate Management & Development (0.0%)
Tejon Ranch Co., expiring 8/31/16* (Cost $—)	22,758	159

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (1.5%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	41,140,407	41,140,407

Total Short-Term Investment (1.5%) (Cost $41,140,407)		41,140,407

Total Investments (99.9%) (Cost $1,580,729,976)		2,657,606,308
Other Assets Less Liabilities (0.1%)		1,663,743

Net Assets (100%)		$2,659,270,051

*	Non-income producing.
†	Securities (totaling $4,349,466 or 0.2% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
Beasley Broadcast Group, Inc., Class A	$2,810,500	$70,510	$8,388	$2,021,170	$100,490	$(9)
Bel Fuse, Inc., Class A	3,005,760	436,854	17,384	2,111,200	33,540	(203)
Canterbury Park Holding Corp.	2,431,805	405,654	—	3,096,000	70,012	—
Edgewater Technology, Inc.	4,503,000	—	—	4,806,000	—	—
Griffin Industrial Realty, Inc.	9,394,321	68,811	—	8,218,820	94,505	—
Ingles Markets, Inc., Class A	30,191,261	—	388,441	35,250,775	533,775	316,045
Katy Industries, Inc.	646,800	—	1,109	466,317	—	55
Oil-Dri Corp. of America	14,683,500	—	—	16,573,500	369,000	—
Rush Enterprises, Inc., Class B*	14,080,000	238,773	—	11,169,000	—	—
Sevcon, Inc.	4,146,905	83,155	—	5,788,796	—	—

	$85,893,852	$1,303,757	$415,322	$89,501,578	$1,201,322	$315,888

*	Not affiliated at December 31, 2014.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)(d)		Total
Assets:
Common Stocks
Consumer Discretionary	$637,248,929	$37,370,485	$—		$674,619,414
Consumer Staples	205,393,556	11,077,530	—		216,471,086
Energy	47,199,681	—	—		47,199,681
Financials	165,717,334	13,832,889	—		179,550,223
Health Care	158,042,288	—	—		158,042,288
Industrials	681,413,604	28,036,700	—		709,450,304
Information Technology	165,512,780	8,581,632	—		174,094,412
Materials	200,580,523	7,156	—		200,587,679
Telecommunication Services	38,594,650	17,074,614	—		55,669,264
Utilities	196,426,300	—	—		196,426,300
Convertible Preferred Stocks
Information Technology	—	—	3,526,468		3,526,468
Corporate Bonds
Financials	—	—	44,318		44,318
Rights
Health Care	5,625	—	—		5,625
Information Technology	—	—	—	(e)	—	(e)
Telecommunication Services	—	—	778,680		778,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)(d)	Total
Short-Term Investments	$41,140,407	$—	$—	$41,140,407
Warrants
Financials	—	159	—	159

Total Assets	$2,537,275,677	$115,981,165	$4,349,466	$2,657,606,308

Total Liabilities	$—	$—	$—	$—

Total	$2,537,275,677	$115,981,165	$4,349,466	$2,657,606,308

(a)	Securities with a market value of $21,829,280 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Securities with a market value of $10,953,393 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	A security with a market value of $3,526,468 transferred from Level 1 to Level 3 at the end of the year due to inactive trading.
(d)	A security with a market value of $778,680 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(e)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$94,834,096
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$271,129,543

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,200,311,590
Aggregate gross unrealized depreciation	(131,672,628)

Net unrealized appreciation	$1,068,638,962

Federal income tax cost of investments	$1,588,967,346

For the year ended December 31, 2015, the Portfolio incurred approximately $176,919 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $53,687,834)	$89,501,578
Unaffiliated Issuers (Cost $1,527,042,142)	2,568,104,730
Cash	942,160
Foreign cash (Cost $192,255)	177,372
Dividends, interest and other receivables	2,678,790
Receivable for securities sold	1,282,408
Receivable from Separate Accounts for Trust shares sold	603,325
Other assets	9,040

Total assets	2,663,299,403

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,627,122
Investment management fees payable	1,625,654
Distribution fees payable – Class IB	424,390
Administrative fees payable	230,577
Distribution fees payable – Class IA	38,932
Trustees’ fees payable	2,015
Accrued expenses	80,662

Total liabilities	4,029,352

NET ASSETS	$2,659,270,051

Net assets were comprised of:
Paid in capital	$1,582,484,684
Accumulated undistributed net investment income (loss)	2,113,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(2,189,894)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,076,861,664

Net assets	$2,659,270,051

Class IA
Net asset value, offering and redemption price per share, $182,257,432 / 3,700,047 shares outstanding (unlimited amount authorized: $0.01 par value)	$49.26

Class IB
Net asset value, offering and redemption price per share, $1,979,090,780 / 40,110,341 shares outstanding (unlimited amount authorized: $0.01 par value)	$49.34

Class K
Net asset value, offering and redemption price per share, $497,921,839 / 10,109,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$49.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($1,201,322 of dividend income received from affiliates) (net of $206,886 foreign withholding tax)	$42,004,923
Interest	5,969

Total income	42,010,892

EXPENSES
Investment management fees	20,385,877
Distribution fees – Class IB	5,339,920
Administrative fees	2,896,679
Distribution fees – Class IA	459,834
Printing and mailing expenses	128,343
Custodian fees	99,000
Professional fees	86,751
Trustees’ fees	58,899
Miscellaneous	76,342

Total expenses	29,531,645

NET INVESTMENT INCOME (LOSS)	12,479,247

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($315,888 of realized gain (loss) from affiliates)	125,893,631
Foreign currency transactions	(4,117)

Net realized gain (loss)	125,889,514

Change in unrealized appreciation (depreciation) on:
Investments ($2,719,291 of change in unrealized appreciation (depreciation) from affiliates)	(299,094,230)
Foreign currency translations	(10,467)

Net change in unrealized appreciation (depreciation)	(299,104,697)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(173,215,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(160,735,936)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,479,247	$6,774,393
Net realized gain (loss) on investments and foreign currency transactions	125,889,514	115,985,133
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(299,104,697)	(33,261,939)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(160,735,936)	89,497,587

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(803,978)	(352,276)
Class IB	(8,755,258)	(4,487,721)
Class K	(3,458,717)	(2,250,469)

	(13,017,953)	(7,090,466)

Distributions from net realized capital gains
Class IA	(10,047,250)	(5,775,705)
Class IB	(109,830,060)	(74,350,981)
Class K	(27,882,249)	(20,107,529)

	(147,759,559)	(100,234,215)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(160,777,512)	(107,324,681)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 642,973 and 931,222 shares, respectively ]	35,314,517	51,677,816
Capital shares issued in reinvestment of dividends and distributions [ 222,133 and 111,803 shares, respectively ]	10,851,228	6,127,981
Capital shares repurchased [ (341,161) and (333,217) shares, respectively ]	(18,637,317)	(18,497,229)

Total Class IA transactions	27,528,428	39,308,568

Class IB
Capital shares sold [ 2,095,244 and 2,704,629 shares, respectively ]	114,870,983	150,067,302
Capital shares issued in reinvestment of dividends and distributions [ 2,422,694 and 1,435,664 shares, respectively ]	118,585,318	78,838,702
Capital shares repurchased [ (4,362,098) and (5,681,261) shares, respectively ]	(239,547,993)	(314,491,791)

Total Class IB transactions	(6,091,692)	(85,585,787)

Class K
Capital shares sold [ 949,999 and 622,729 shares, respectively ]	50,443,622	34,088,391
Capital shares issued in reinvestment of dividends and distributions [ 641,437 and 407,775 shares, respectively ]	31,340,966	22,357,998
Capital shares repurchased [ (2,028,460) and (2,573,615) shares, respectively ]	(109,527,948)	(143,872,800)

Total Class K transactions	(27,743,360)	(87,426,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,306,624)	(133,703,630)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(327,820,072)	(151,530,724)
NET ASSETS:
Beginning of year	2,987,090,123	3,138,620,847

End of year (a)	$2,659,270,051	$2,987,090,123

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,113,597	$3,134,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014		2013		2012	2011
Net asset value, beginning of year	$55.58		$55.93		$42.21		$37.21	$39.03

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	####	0.10	###	0.07	##	0.53	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.43)		1.58		16.24		6.10	(1.38)

Total from investment operations	(3.22)		1.68		16.31		6.63	(1.28)

Less distributions:
Dividends from net investment income	(0.23)		(0.11)		(0.08)		(0.52)	(0.12)
Distributions from net realized gains	(2.87)		(1.92)		(2.51)		(1.11)	(0.42)

Total dividends and distributions	(3.10)		(2.03)		(2.59)		(1.63)	(0.54)

Net asset value, end of year	$49.26		$55.58		$55.93		$42.21	$37.21

Total return	(5.69	)%(dd)	3.06%		39.13%		17.86%	(3.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$182,257		$176,538		$137,943		$69,839	$76,287
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.08%		1.08%		1.08%		1.10%	0.84%
Before fees paid indirectly (f)	1.08%		1.08%		1.08%		1.10%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.39	%(aaaa)	0.18	%(aaa)	0.13	%(aa)	1.30%**	0.26%
Before fees paid indirectly (f)	0.39	%(aaaa)	0.18	%(aaa)	0.13	%(aa)	1.30%**	0.25%
Portfolio turnover rate^	3%		4%		9%		9%	16%

	Year Ended December 31,
Class IB	2015		2014		2013		2012	2011
Net asset value, beginning of year	$55.67		$56.02		$42.28		$37.27	$39.09

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	####	0.10	###	0.07	##	0.55	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.44)		1.58		16.26		6.09	(1.40)

Total from investment operations	(3.23)		1.68		16.33		6.64	(1.37)

Less distributions:
Dividends from net investment income	(0.23)		(0.11)		(0.08)		(0.52)	(0.03)
Distributions from net realized gains	(2.87)		(1.92)		(2.51)		(1.11)	(0.42)

Total dividends and distributions	(3.10)		(2.03)		(2.59)		(1.63)	(0.45)

Net asset value, end of year	$49.34		$55.67		$56.02		$42.28	$37.27

Total return	(5.70	)%(ee)	3.06%		39.11%		17.86%	(3.48)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,979,091		$2,224,375		$2,324,533		$1,709,969	$1,511,972
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.08%		1.08%		1.08%		1.10%	1.09%
Before fees paid indirectly (f)	1.08%		1.08%		1.08%		1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.39	%(bbbb)	0.17	%(bbb)	0.14	%(bb)	1.37%**	0.09%
Before fees paid indirectly (f)	0.39	%(bbbb)	0.17	%(bbb)	0.13	%(bb)	1.37%**	0.09%
Portfolio turnover rate^	3%		4%		9%		9%	16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,							August 26, 2011* to December 31, 2011
Class K	2015		2014		2013		2012
Net asset value, beginning of period	$55.58		$55.93		$42.21		$37.21	$34.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35	####	0.23	###	0.19	##	0.68	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.45)		1.59		16.26		6.06	3.17

Total from investment operations	(3.10)		1.82		16.45		6.74	3.25

Less distributions:
Dividends from net investment income	(0.36)		(0.25)		(0.22)		(0.63)	(0.12)
Distributions from net realized gains	(2.87)		(1.92)		(2.51)		(1.11)	(0.42)

Total dividends and distributions	(3.23)		(2.17)		(2.73)		(1.74)	(0.54)

Net asset value, end of period	$49.25		$55.58		$55.93		$42.21	$37.21

Total return (b)	(5.47	)%(ff)	3.32%		39.47%		18.15%	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$497,922		$586,177		$676,144		$523,579	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.83%		0.83%		0.83%		0.85%	0.85%
Before fees paid indirectly (a)(f)	0.83%		0.83%		0.83%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.64	%(cccc)	0.42	%(ccc)	0.39	%(cc)	1.69%**	0.61%
Before fees paid indirectly (a)(f)	0.64	%(cccc)	0.42	%(ccc)	0.38	%(cc)	1.69%**	0.61%
Portfolio turnover rate^	3%		4%		9%		9%	16%
*	Commencement of Operations.
**	During 2012, the Portfolio, received special dividends from a number of securities, three of which accounted for a 0.62% impact on the net investment income ratio.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.04, $0.04 and $0.16 for Class IA, Class IB and K, respectively.
###	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $0.07, $0.07 and $0.21 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from special dividends. Without these dividends the per share income amounts would be $0.17, $0.17, and $0.31 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.08% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.09% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.34% for income after fees paid indirectly and 0.33% before fees paid indirectly.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.73)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.74)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.51)%.
(aaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.13% for income after fees paid indirectly and 0.13% before fees paid indirectly.
(bbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.12% for income after fees paid indirectly and 0.12% before fees paid indirectly.
(ccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.37% for income after fees paid indirectly and 0.37% before fees paid indirectly.
(aaaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.31% for income after fees paid indirectly and 0.31% before fees paid indirectly.
(bbbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.31% for income after fees paid indirectly and 0.31% before fees paid indirectly.
(cccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.56% for income after fees paid indirectly and 0.56% before fees paid indirectly.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	First International Advisers, LLC and Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(3.84)%	0.54%	3.10%
Portfolio – Class IB Shares	(3.85)	0.48	2.94
Portfolio – Class K Shares*	(3.51)	N/A	(0.42)
Barclays Global Aggregate Index†	(3.17)	0.90	3.74
BofA Merrill Lynch Global Broad Market Index	(2.75)	1.16	N/A

*   Date of inception 8/26/11.

†  In 2015, the Portfolio’s benchmark index against which the Portfolio measures its performance, the BofA Merrill Lynch Global Broad Market Index, was replaced with the Barclays Global Aggregate Index. The Investment Manager believes the Barclays Global Aggregate Index is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.85)% for the year ended December 31, 2015. Barclays Global Aggregate Index and the BofA Merrill Lynch Global Broad Market Index, returned (3.17)% and (2.75)%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Over 2015 the largest out-performance derived from country allocation and duration management.

•

Generally yields fell during 2015 and the Portfolio benefitted most from its broad diversification to country allocation. The largest contributors to performance were from overweight positions in Australia, Mexico, Malaysia, New Zealand, South Korea, Romania and Sweden. The Portfolio also benefitted from being underweight the Japanese bond market and core Europe.

•	Currency was negative overall, but the tail-hedge back to the U.S. dollar helped along with being overweight to the Australian Dollar and positioning in the euro and Canadian dollar.

•	Duration was positive overall. Also adding value was yield curve positioning, with an underweight to the shorter maturity buckets and an overweight to the 4-10 year maturities.

What hurt performance during the year:

•	There was some negative country allocation from being overweight Brazil, Poland, South Africa, Thailand, Turkey, United Kingdom and U.S. Being underweight Italy and Canada also detracted.

•

Currency was the largest detractor as positioning in Japanese Yen detracted. At certain points in the year, being overweight Mexican Peso, Malaysian Ringgit, Korean Won, Polish Zloty and Brazilian Real was a detractor.

•	Being generally underweight the long end of the markets detracted from performance.

•	From a sector perspective, being overweight Investment Grade Corporates detracted, as did positioning in Sovereign & Quasi-Sovereign.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	5.38
Weighted Average Coupon (%)	2.89
Weighted Average Modified Duration (Years)*	4.76
Weighted Average Rating**	AA-

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Government Securities	$220,239,473	68.0%
Financials	37,303,343	11.5
Consumer Discretionary	9,641,458	3.0
Industrials	8,166,321	2.5
Health Care	7,517,171	2.3
Consumer Staples	7,458,671	2.3
Information Technology	6,795,316	2.1
Energy	6,033,964	1.9
Utilities	5,172,991	1.6
Telecommunication Services	4,567,604	1.4
Materials	3,718,314	1.1
Investment Company	2,135,277	0.7
Cash and Other	5,207,846	1.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$985.06	$5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	985.00	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	987.33	3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Australia (5.1%)
Australia & New Zealand Banking Group Ltd./New York
1.250%, 6/13/17		$250,000	$249,585
Australia Government Bond
1.750%, 11/21/20 (m)	AUD	10,650,000	7,581,694
3.250%, 4/21/25 (m)		1,000,000	753,949
3.250%, 4/21/29 (m)		3,590,000	2,650,721
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19		$94,000	103,861
2.875%, 2/24/22		94,000	86,133
Commonwealth Bank of Australia/New York
2.300%, 9/6/19		150,000	149,664
National Australia Bank Ltd./New York
2.000%, 11/12/20 (m)	EUR	300,000	345,044
New South Wales Treasury Corp.
5.000%, 8/20/24	AUD	2,300,000	1,929,498
Queensland Treasury Corp.
5.750%, 7/22/24 (m)		2,139,000	1,846,556
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		$150,000	175,026
Transurban Finance Co. Pty Ltd.
1.875%, 9/16/24	EUR	445,000	473,568
Westpac Banking Corp.
1.500%, 12/1/17		$100,000	99,670
4.625%, 6/1/18		38,000	39,929
2.250%, 1/17/19		100,000	100,180

Total Australia			16,585,078

Bermuda (0.2%)
Bacardi Ltd.
2.750%, 7/3/23 (m)	EUR	380,000	436,888
Novartis Securities Investment Ltd.
5.125%, 2/10/19		$94,000	102,872
Ooredoo International Finance Ltd.
5.000%, 10/19/25 (m)		200,000	215,500
Weatherford International Ltd.
9.625%, 3/1/19		46,000	44,160

Total Bermuda			799,420

Brazil (0.9%)
Brazil Notas do Tesouro Nacional Serie F
10.000%, 1/1/19	BRL	3,540,000	767,458
10.000%, 1/1/25		8,625,000	1,552,097
BRF S.A.
7.750%, 5/22/18§		1,700,000	357,469
Embraer S.A.
5.150%, 6/15/22		$28,000	27,160

Federative Republic of Brazil
8.000%, 1/15/18 (b)		$102,778	$105,604
2.625%, 1/5/23		200,000	152,000

Total Brazil			2,961,788

Canada (2.1%)
Agrium, Inc.
3.150%, 10/1/22		19,000	18,176
Bank of Montreal
2.375%, 1/25/19		150,000	151,393
Bank of Nova Scotia
2.050%, 10/30/18		150,000	150,149
Barrick Gold Corp.
6.950%, 4/1/19		65,000	67,681
Canada Housing Trust No. 1
2.900%, 6/15/24§	CAD	2,400,000	1,874,886
Canadian Government Bond
1.625%, 2/27/19		$150,000	150,135
Canadian National Railway Co.
5.550%, 5/15/18		95,000	102,803
Canadian Natural Resources Ltd.
5.700%, 5/15/17		38,000	38,866
Enbridge, Inc.
3.500%, 6/10/24		100,000	83,848
Export Development Canada
1.750%, 8/19/19		150,000	150,248
Goldcorp, Inc.
2.125%, 3/15/18		94,000	92,022
3.625%, 6/9/21		100,000	93,538
Husky Energy, Inc.
4.000%, 4/15/24		50,000	45,995
Hydro-Quebec
8.400%, 1/15/22		75,000	97,782
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		207,000	211,380
Province of New Brunswick
2.750%, 6/15/18		38,000	38,993
Province of Ontario
2.000%, 9/27/18		250,000	252,134
Province of Quebec
2.625%, 2/13/23		94,000	93,238
2.875%, 10/16/24		2,000,000	2,003,984
Rogers Communications, Inc.
6.800%, 8/15/18		75,000	83,521
Royal Bank of Canada
1.200%, 1/23/17		150,000	149,954
1.250%, 6/16/17		200,000	199,551
Suncor Energy, Inc.
6.100%, 6/1/18		75,000	80,485
Thomson Reuters Corp.
1.300%, 2/23/17		250,000	248,318
Toronto-Dominion Bank
2.250%, 11/5/19		100,000	99,490
TransCanada PipeLines Ltd.
3.800%, 10/1/20		113,000	115,249

Total Canada			6,693,819

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Cayman Islands (0.3%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19		$250,000	$244,102
Baidu, Inc.
2.750%, 6/9/19		200,000	198,372
Noble Holding International Ltd.
4.625%, 3/1/21		75,000	52,550
Seagate HDD Cayman
4.750%, 6/1/23		25,000	21,702
4.750%, 1/1/25		50,000	41,676
UPCB Finance IV Ltd.
5.375%, 1/15/25§		300,000	282,750
Vale Overseas Ltd.
4.375%, 1/11/22		38,000	28,711
XLIT Ltd.
6.375%, 11/15/24		100,000	116,373

Total Cayman Islands			986,236

Colombia (0.1%)
Ecopetrol S.A.
7.625%, 7/23/19		66,000	71,861
4.125%, 1/16/25		100,000	80,000
Republic of Colombia
7.375%, 3/18/19		150,000	168,225
4.000%, 2/26/24		200,000	190,500

Total Colombia			510,586

Curacao (0.0%)
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22		45,000	43,030

Czech Republic (0.1%)
EP Energy A/S
5.875%, 11/1/19 (m)	EUR	376,000	452,223

France (1.4%)
Autoroutes du Sud de la France S.A.
2.950%, 1/17/24 (m)		600,000	721,020
BNP Paribas S.A.
2.400%, 12/12/18		$100,000	100,627
5.000%, 1/15/21		131,000	144,430
BPCE S.A.
2.500%, 7/15/19		250,000	250,908
Casino Guichard Perrachon S.A.
3.248%, 3/7/24 (m)	EUR	400,000	412,965
France Government Bond OAT
1.000%, 11/25/25 (m)		2,235,000	2,432,530
Sanofi S.A.
1.250%, 4/10/18		$75,000	74,555
4.000%, 3/29/21		94,000	100,360
Total Capital International S.A.
2.125%, 1/10/19		100,000	100,037
2.700%, 1/25/23		113,000	108,915
Total Capital S.A.
4.450%, 6/24/20		75,000	80,775

Total France			4,527,122

Germany (2.1%)
Deutsche Bank AG/London
1.400%, 2/13/17		$100,000	$99,533
6.000%, 9/1/17		150,000	158,914
1.875%, 2/13/18		150,000	148,503
2.500%, 2/13/19		100,000	100,273
FMS Wertmanagement AoeR
0.625%, 1/30/17		250,000	249,009
HP Pelzer Holding GmbH
7.500%, 7/15/21 (m)	EUR	150,000	171,375
KfW
1.250%, 2/15/17		$188,000	188,069
0.750%, 3/17/17		400,000	397,642
1.000%, 1/26/18		150,000	148,430
1.125%, 11/16/18		200,000	197,892
1.875%, 4/1/19		2,200,000	2,211,668
2.750%, 9/8/20		564,000	579,843
2.000%, 10/4/22		188,000	185,247
5.000%, 3/19/24	AUD	1,790,000	1,453,293
2.000%, 5/2/25		$250,000	242,397
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		56,000	58,446
Rapid Holding GmbH
6.625%, 11/15/20§	EUR	250,000	279,186

Total Germany			6,869,720

Ireland (0.6%)
GE Capital International Funding Co.
2.342%, 11/15/20§		$217,000	214,665
GE Capital UK Funding
5.125%, 5/24/23	GBP	200,000	338,938
4.125%, 9/13/23 (m)		430,000	690,435
Ryanair Ltd.
1.125%, 3/10/23 (m)	EUR	660,000	683,182

Total Ireland			1,927,220

Israel (0.1%)
B Communications Ltd.
7.375%, 2/15/21§		$200,000	214,440

Italy (1.3%)
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18		200,000	205,330
Italy Buoni Poliennali Del Tesoro
1.450%, 9/15/22	EUR	2,825,000	3,153,882
2.500%, 12/1/24		650,000	768,274

Total Italy			4,127,486

Japan (0.2%)
Japan Bank for International Cooperation
2.500%, 5/28/25		$250,000	243,438
Nomura Holdings, Inc.
6.700%, 3/4/20		94,000	108,637
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19		250,000	251,869

Total Japan			603,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Liechtenstein (0.1%)
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22§		$450,000	$449,242

Luxembourg (0.3%)
Actavis Funding SCS
2.450%, 6/15/19		250,000	248,028
3.800%, 3/15/25		150,000	149,310
Befesa Zinc S.A.U. via Zinc Capital S.A.
8.875%, 5/15/18 (m)	EUR	225,000	238,124
Covidien International Finance S.A.
6.000%, 10/15/17		$94,000	101,042
Pentair Finance S.A.
2.650%, 12/1/19		94,000	91,087
Tyco Electronics Group S.A.
6.550%, 10/1/17		75,000	81,100

Total Luxembourg			908,691

Malaysia (0.6%)
Federation of Malaysia
3.955%, 9/15/25	MYR	5,900,000	1,347,364
4.498%, 4/15/30		2,275,000	523,267

Total Malaysia			1,870,631

Mexico (2.1%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20		$113,000	122,074
Petroleos Mexicanos
5.750%, 3/1/18		157,000	163,044
3.125%, 1/23/19		150,000	144,359
3.500%, 1/30/23		94,000	81,780
4.875%, 1/18/24		100,000	92,340
United Mexican States
4.750%, 6/14/18	MXN	102,600,000	5,985,322
5.125%, 1/15/20		$150,000	163,500
3.500%, 1/21/21		50,000	50,750
4.000%, 10/2/23		150,000	151,950

Total Mexico			6,955,119

Netherlands (1.6%)
ABN AMRO Bank N.V.
2.450%, 6/4/20§		1,220,000	1,210,872
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
4.625%, 12/1/23		250,000	260,644
Fiat Chrysler Automobiles N.V.
5.250%, 4/15/23		250,000	246,250
Gas Natural Fenosa Finance B.V.
3.875%, 4/11/22 (m)	EUR	100,000	124,210
2.875%, 3/11/24 (m)		500,000	588,793
Grupo Antolin Dutch B.V.
5.125%, 6/30/22§		100,000	112,794
Koninklijke Philips N.V.
3.750%, 3/15/22		$94,000	96,544

LyondellBasell Industries N.V.
6.000%, 11/15/21		$200,000	$225,850
MDC-GMTN B.V.
5.500%, 4/20/21 (m)		319,000	357,280
PortAventura Entertainment Barcelona B.V.
7.250%, 12/1/20 (m)	EUR	200,000	222,784
Schaeffler Finance B.V.
3.500%, 5/15/22 (m)		250,000	277,366
Shell International Finance B.V.
4.300%, 9/22/19		$188,000	200,855
3.400%, 8/12/23		50,000	49,884
3.250%, 5/11/25		95,000	92,200
Siemens Financieringsmaatschappij N.V.
2.900%, 5/27/22§		1,000,000	998,674

Total Netherlands			5,065,000

New Zealand (2.0%)
New Zealand Government Bond
4.500%, 4/15/27 (m)	NZD	8,845,000	6,553,796

Norway (2.1%)
Kingdom of Norway
(Zero Coupon), 6/15/16 (m)	NOK	26,660,000	3,004,275
(Zero Coupon), 9/21/16 (m)		27,550,000	3,099,787
Lock A/S
7.000%, 8/15/21§	EUR	300,000	334,013
Statoil ASA
3.125%, 8/17/17		$38,000	38,960
5.250%, 4/15/19		94,000	102,940
3.700%, 3/1/24		100,000	101,928

Total Norway			6,681,903

Peru (0.0%)
Republic of Peru
7.125%, 3/30/19		77,000	87,665

Philippines (0.1%)
Republic of Philippines
6.500%, 1/20/20		188,000	219,490
10.625%, 3/16/25		100,000	157,750

Total Philippines			377,240

Poland (2.1%)
Republic of Poland
6.375%, 7/15/19		225,000	255,775
5.000%, 3/23/22		38,000	41,954
4.000%, 10/25/23	PLN	22,775,000	6,294,659
4.000%, 1/22/24		$100,000	104,613

Total Poland			6,697,001

Romania (0.4%)
Romania Government Bond
5.750%, 4/29/20	RON	4,300,000	1,174,311

Singapore (1.8%)
Republic of Singapore
3.000%, 9/1/24	SGD	5,500,000	3,999,612
2.875%, 9/1/30		2,580,000	1,805,036

Total Singapore			5,804,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

South Africa (0.7%)
Republic of South Africa
8.000%, 12/21/18	ZAR	15,000,000	$944,942
5.500%, 3/9/20		$200,000	205,400
7.750%, 2/28/23	ZAR	18,100,000	1,054,764

Total South Africa			2,205,106

South Korea (1.1%)
Export-Import Bank of Korea
2.875%, 9/17/18		$250,000	254,862
Republic of Korea
2.000%, 3/10/20	KRW	2,220,000,000	1,906,816
5.250%, 3/10/27		1,145,000,000	1,278,491

Total South Korea			3,440,169

Spain (2.5%)
Ence Energia y Celulosa S.A.
5.375%, 11/1/22§	EUR	115,000	128,415
Spain Government Bond
1.400%, 1/31/20		3,430,000	3,858,651
2.150%, 10/31/25 (m)§		2,865,000	3,223,540
Telefonica Emisiones S.A.U.
5.597%, 3/12/20 (m)	GBP	400,000	648,359
5.462%, 2/16/21		$94,000	105,067

Total Spain			7,964,032

Supranational (3.9%)
Asian Development Bank
0.750%, 7/28/17		200,000	198,604
1.750%, 9/11/18		100,000	100,731
1.875%, 2/18/22		2,200,000	2,159,588
European Bank for Reconstruction & Development
1.625%, 11/15/18		200,000	200,560
European Investment Bank
1.125%, 12/15/16		250,000	250,296
0.875%, 4/18/17		500,000	498,781
1.000%, 8/17/17		350,000	348,901
1.000%, 12/15/17		376,000	373,628
1.125%, 8/15/18		250,000	247,539
1.375%, 6/15/20		250,000	243,887
2.250%, 8/15/22		2,500,000	2,493,194
1.875%, 2/10/25		200,000	190,580
Inter-American Development Bank
3.875%, 2/14/20		94,000	101,600
2.125%, 1/15/25		250,000	243,082
International Bank for Reconstruction & Development
1.000%, 10/5/18		250,000	246,651
2.250%, 6/24/21		200,000	201,470
1.625%, 2/10/22		3,800,000	3,674,168
2.125%, 2/13/23		131,000	129,202
International Finance Corp.
0.625%, 12/21/17		376,000	371,671
1.250%, 7/16/18		150,000	149,558

Nordic Investment Bank
0.750%, 1/17/18		$376,000	$372,557

Total Supranational			12,796,248

Sweden (0.1%)
Svenska Handelsbanken AB
2.250%, 6/17/19		250,000	250,558
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22		56,000	57,582

Total Sweden			308,140

Switzerland (0.2%)
Credit Suisse AG/New York
1.700%, 4/27/18		250,000	248,171
4.375%, 8/5/20		250,000	268,139
UBS AG/Connecticut 2.375%, 8/14/19		250,000	250,407

Total Switzerland			766,717

Turkey (0.2%)
Republic of Turkey
6.750%, 4/3/18		338,000	363,857
3.250%, 3/23/23		200,000	183,200
7.375%, 2/5/25		100,000	116,750

Total Turkey			663,807

United Kingdom (6.8%)
AA Bond Co., Ltd. 4.249%, 7/31/20 (m)	GBP	400,000	600,737
Abbey National Treasury Services plc/London
2.350%, 9/10/19		$150,000	149,528
2.375%, 3/16/20		700,000	698,732
AstraZeneca plc 5.900%, 9/15/17		75,000	80,325
Barclays Bank plc 5.140%, 10/14/20		131,000	141,697
Barclays plc 2.750%, 11/8/19		250,000	249,978
BP Capital Markets plc
2.237%, 5/10/19		150,000	148,798
2.521%, 1/15/20		50,000	49,897
2.315%, 2/13/20		200,000	197,867
4.500%, 10/1/20		38,000	40,560
3.062%, 3/17/22		130,000	128,398
3.245%, 5/6/22		75,000	74,673
British Telecommunications plc 5.950%, 1/15/18		100,000	107,644
Delphi Automotive plc 1.500%, 3/10/25	EUR	500,000	500,572
Ephios Bondco plc 6.250%, 7/1/22§		150,000	169,272
Firstgroup plc 5.250%, 11/29/22 (m)	GBP	400,000	637,574
GlaxoSmithKline Capital plc 1.500%, 5/8/17		$75,000	75,200
Heathrow Funding Ltd.
1.875%, 5/23/22 (m)	EUR	200,000	225,773
7.125%, 2/14/24 (m)	GBP	250,000	449,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

HSBC Holdings plc
5.100%, 4/5/21		$150,000	$166,564
4.000%, 3/30/22		100,000	105,006
Imperial Tobacco Finance plc 3.750%, 7/21/22§		700,000	703,358
Ineos Finance plc 4.000%, 5/1/23§	EUR	375,000	387,196
Jaguar Land Rover Automotive plc
3.500%, 3/15/20§		$200,000	195,000
5.000%, 2/15/22 (m)	GBP	150,000	226,968
Lloyds Bank plc 2.300%, 11/27/18		$200,000	200,652
New Look Secured Issuer plc 6.500%, 7/1/22§	GBP	300,000	437,882
Pizzaexpress Financing 2 plc 6.625%, 8/1/21 (m)		250,000	376,879
Rio Tinto Finance USA plc 3.500%, 3/22/22		$113,000	106,601
Royal Bank of Scotland Group plc 1.875%, 3/31/17		100,000	99,500
Sky plc 3.125%, 11/26/22§		150,000	145,393
3.750%, 9/16/24§		700,000	683,709
TES Finance plc 6.750%, 7/15/20 (m)	GBP	300,000	418,489
Tesco plc 6.125%, 2/24/22		255,000	388,814
United Kingdom Gilt
2.750%, 9/7/24 (m)		4,245,000	6,695,698
2.000%, 9/7/25 (m)		2,380,000	3,520,308
4.750%, 12/7/30 (m)		625,000	1,206,392
United Utilities Water Ltd. 5.750%, 3/25/22		250,000	432,662
Vodafone Group plc
5.450%, 6/10/19		$113,000	123,709
2.950%, 2/19/23		94,000	88,460
Wagamama Finance plc 7.875%, 2/1/20§	GBP	100,000	155,543
Worldpay Finance plc 3.750%, 11/15/22§	EUR	350,000	387,019
WPP Finance 2010 3.750%, 9/19/24		$50,000	49,656

Total United Kingdom			22,027,756

United States (54.5%)
21st Century Fox America, Inc.
5.650%, 8/15/20		56,000	62,777
3.700%, 10/15/25§		100,000	99,898
3M Co. 3.000%, 8/7/25		100,000	99,664
ABB Finance USA, Inc. 2.875%, 5/8/22		94,000	92,462
Abbott Laboratories 2.550%, 3/15/22		90,000	89,218
AbbVie, Inc.
2.000%, 11/6/18		131,000	130,430
2.900%, 11/6/22		131,000	126,701
3.600%, 5/14/25		150,000	148,061

ACE INA Holdings, Inc. 3.350%, 5/15/24		$100,000	$100,726
Actavis, Inc. 3.250%, 10/1/22		75,000	73,823
Aetna, Inc. 2.200%, 3/15/19		250,000	248,409
Aflac, Inc. 2.650%, 2/15/17		150,000	151,838
Agilent Technologies, Inc. 3.875%, 7/15/23		56,000	56,273
Albemarle Corp.
1.875%, 12/8/21 (m)	EUR	350,000	367,568
3.000%, 12/1/19		$150,000	147,414
Allstate Corp. 3.150%, 6/15/23		94,000	93,986
Altria Group, Inc.
9.250%, 8/6/19		42,000	51,299
2.950%, 5/2/23		94,000	91,487
4.000%, 1/31/24		100,000	103,689
Amazon.com, Inc.
2.600%, 12/5/19		100,000	101,630
3.300%, 12/5/21		100,000	102,949
American Electric Power Co., Inc. 1.650%, 12/15/17		100,000	99,116
American Express Co.
7.000%, 3/19/18		103,000	114,120
2.650%, 12/2/22		203,000	197,096
American Express Credit Corp. 1.125%, 6/5/17		200,000	198,748
American International Group, Inc. 4.875%, 6/1/22		150,000	161,621
American Tower Corp.
5.050%, 9/1/20		113,000	121,804
5.000%, 2/15/24		100,000	105,630
Ameriprise Financial, Inc.
5.300%, 3/15/20		94,000	104,190
4.000%, 10/15/23		100,000	104,251
Amgen, Inc.
4.000%, 9/13/29 (m)	GBP	400,000	593,444
3.450%, 10/1/20		$188,000	193,123
2.700%, 5/1/22		75,000	72,769
3.625%, 5/15/22		56,000	57,454
Amphenol Corp. 2.550%, 1/30/19		75,000	75,013
Anheuser-Busch Cos. LLC 5.000%, 3/1/19		38,000	40,781
Anheuser-Busch InBev Finance, Inc.
1.125%, 1/27/17		100,000	99,549
1.250%, 1/17/18		150,000	148,197
2.150%, 2/1/19		250,000	249,793
2.625%, 1/17/23		94,000	89,908
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 2/15/21		47,000	50,901
Anthem, Inc.
2.300%, 7/15/18		250,000	250,312
2.250%, 8/15/19		100,000	99,113

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Aon Corp. 5.000%, 9/30/20		$113,000	$123,870
Apple, Inc.
1.000%, 5/3/18		94,000	93,374
2.100%, 5/6/19		150,000	151,701
2.850%, 5/6/21		250,000	256,025
2.150%, 2/9/22		100,000	97,229
3.200%, 5/13/25		75,000	75,438
Applied Materials, Inc. 4.300%, 6/15/21		75,000	80,024
Arizona Public Service Co. 3.150%, 5/15/25		100,000	97,939
Arrow Electronics, Inc. 3.500%, 4/1/22		900,000	866,774
AT&T, Inc.
5.500%, 2/1/18		64,000	68,582
5.800%, 2/15/19		188,000	207,221
3.875%, 8/15/21		113,000	116,676
3.000%, 6/30/22		50,000	48,926
2.625%, 12/1/22		94,000	89,248
3.400%, 5/15/25		150,000	144,230
Atmos Energy Corp. 8.500%, 3/15/19		56,000	65,656
Autodesk, Inc. 1.950%, 12/15/17		28,000	28,016
AutoZone, Inc. 4.000%, 11/15/20		94,000	98,717
AvalonBay Communities, Inc. 3.625%, 10/1/20		100,000	103,941
Ball Corp. 4.375%, 12/15/23	EUR	250,000	279,023
Bank of America Corp.
5.700%, 5/2/17		$250,000	260,421
5.650%, 5/1/18		390,000	419,800
2.600%, 1/15/19		200,000	200,437
2.650%, 4/1/19		100,000	100,227
7.625%, 6/1/19		190,000	219,967
2.250%, 4/21/20		100,000	97,664
5.625%, 7/1/20		190,000	210,574
2.625%, 10/19/20		150,000	147,896
4.125%, 1/22/24		100,000	103,359
4.200%, 8/26/24		100,000	99,245
4.000%, 1/22/25		100,000	97,809
Bank of New York Mellon Corp.
2.600%, 8/17/20		120,000	120,461
4.150%, 2/1/21		113,000	121,348
3.000%, 2/24/25		65,000	64,022
Baxter International, Inc. 5.375%, 6/1/18		113,000	121,112
BB&T Corp.
2.250%, 2/1/19		100,000	100,159
2.450%, 1/15/20		100,000	99,943
Bear Stearns Cos. LLC 4.650%, 7/2/18		75,000	79,658
Becton Dickinson and Co.
1.800%, 12/15/17		100,000	99,716
2.675%, 12/15/19		150,000	150,511

Berkshire Hathaway Energy Co.
5.750%, 4/1/18		$56,000	$60,408
2.000%, 11/15/18		130,000	128,474
2.400%, 2/1/20		150,000	148,297
Berkshire Hathaway Finance Corp. 3.000%, 5/15/22		94,000	96,059
Boeing Capital Corp. 2.900%, 8/15/18		94,000	96,887
Boston Properties LP 5.625%, 11/15/20		100,000	111,630
Boston Scientific Corp.
2.650%, 10/1/18		100,000	100,410
3.850%, 5/15/25		50,000	49,327
Bristol-Myers Squibb Co.
1.750%, 3/1/19		100,000	99,215
2.000%, 8/1/22		94,000	91,275
Burlington Northern Santa Fe LLC
5.750%, 3/15/18		75,000	80,964
3.050%, 3/15/22		94,000	94,245
3.750%, 4/1/24		25,000	25,693
CA, Inc. 2.875%, 8/15/18		100,000	100,429
Capital One Bank USA N.A. 3.375%, 2/15/23		300,000	293,119
Cardinal Health, Inc. 3.200%, 6/15/22		75,000	74,331
Caterpillar Financial Services Corp.
7.150%, 2/15/19		60,000	69,083
2.100%, 6/9/19		250,000	249,605
Caterpillar, Inc. 2.600%, 6/26/22		56,000	54,834
CBS Corp. 5.750%, 4/15/20		94,000	104,042
CCO Safari II LLC 4.908%, 7/23/25§		170,000	169,456
Celgene Corp.
3.950%, 10/15/20		19,000	19,870
3.875%, 8/15/25		150,000	149,410
CenterPoint Energy Resources Corp. 4.500%, 1/15/21		65,000	68,043
CF Industries, Inc. 7.125%, 5/1/20		56,000	62,964
Charles Schwab Corp. 3.225%, 9/1/22		188,000	192,381
Chevron Corp. 2.193%, 11/15/19		285,000	283,993
3.191%, 6/24/23		75,000	75,571
Chubb Corp. 6.375%, 4/15/37 (l)		38,000	36,575
Cigna Corp. 4.500%, 3/15/21		94,000	100,084
Cisco Systems, Inc. 4.450%, 1/15/20		188,000	204,230
Citigroup, Inc.
1.750%, 5/1/18		94,000	93,256
2.650%, 10/26/20		250,000	248,154
3.875%, 10/25/23		100,000	103,262
3.750%, 6/16/24		200,000	204,252
3.300%, 4/27/25		65,000	63,859
4.400%, 6/10/25		100,000	100,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Clorox Co. 3.500%, 12/15/24		$100,000	$99,225
CNA Financial Corp. 5.875%, 8/15/20		56,000	62,142
Coca-Cola Co.
3.150%, 11/15/20		169,000	176,743
3.200%, 11/1/23		100,000	103,599
Colgate-Palmolive Co. 1.500%, 11/1/18		100,000	100,112
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		38,000	52,465
Comcast Corp.
6.500%, 1/15/17		75,000	79,247
5.150%, 3/1/20		94,000	104,683
3.375%, 8/15/25		100,000	101,334
Commonwealth Edison Co. 3.400%, 9/1/21		150,000	156,236
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E 4.200%, 12/1/21		95,000	102,307
ConAgra Foods, Inc. 3.200%, 1/25/23		68,000	64,840
Connecticut Light & Power Co. 2.500%, 1/15/23		94,000	90,197
ConocoPhillips Co.
2.875%, 11/15/21		80,000	78,034
2.400%, 12/15/22		94,000	85,626
Consolidated Edison Co. of New York, Inc. 5.850%, 4/1/18		131,000	141,927
Consumers Energy Co. 6.700%, 9/15/19		94,000	108,211
Continental Resources, Inc.
4.500%, 4/15/23		50,000	35,616
3.800%, 6/1/24		100,000	70,679
Corning, Inc. 4.250%, 8/15/20		56,000	59,011
Costco Wholesale Corp.
5.500%, 3/15/17		38,000	39,967
2.250%, 2/15/22		55,000	53,980
CSX Corp. 7.375%, 2/1/19		98,000	112,192
CVS Health Corp.
5.750%, 6/1/17		51,000	54,016
2.250%, 12/5/18		250,000	251,317
3.875%, 7/20/25		150,000	153,451
Danaher Corp.
3.900%, 6/23/21		38,000	40,550
DDR Corp.
3.625%, 2/1/25		100,000	94,517
Deere & Co. 4.375%, 10/16/19		131,000	141,313
2.600%, 6/8/22		38,000	37,395
Delphi Corp. 4.150%, 3/15/24		100,000	100,875
Devon Energy Corp. 4.000%, 7/15/21		113,000	104,083

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.600%, 2/15/21		$188,000	$199,371
3.950%, 1/15/25		100,000	98,407
Discover Financial Services 3.950%, 11/6/24		100,000	98,125
Discovery Communications LLC
5.050%, 6/1/20		38,000	40,378
4.375%, 6/15/21		38,000	38,773
1.900%, 3/19/27	EUR	250,000	228,157
Dollar General Corp. 1.875%, 4/15/18		$56,000	55,253
Dominion Gas Holdings LLC 3.600%, 12/15/24		50,000	49,539
Dominion Resources, Inc. 2.500%, 12/1/19		300,000	297,041
Dow Chemical Co.
8.550%, 5/15/19		113,000	133,251
4.250%, 11/15/20		59,000	61,653
DTE Energy Co. 2.400%, 12/1/19		150,000	148,848
Duke Energy Corp. 3.950%, 10/15/23		100,000	102,945
Duke Energy Indiana, Inc. 3.750%, 7/15/20		38,000	39,951
E.I. du Pont de Nemours & Co. 5.250%, 12/15/16		56,000	58,162
Eastman Chemical Co. 3.600%, 8/15/22		75,000	74,769
Eaton Corp. 2.750%, 11/2/22		94,000	91,023
eBay, Inc. 3.250%, 10/15/20		38,000	38,378
Ecolab, Inc. 4.350%, 12/8/21		94,000	99,794
Edison International 3.750%, 9/15/17		19,000	19,593
EMC Corp. 1.875%, 6/1/18		150,000	139,574
Emerson Electric Co. 2.625%, 2/15/23		94,000	92,164
Energy Transfer Partners LP 4.650%, 6/1/21		150,000	140,365
Entergy Corp. 5.125%, 9/15/20		113,000	122,036
Enterprise Products Operating LLC
2.550%, 10/15/19		150,000	143,985
3.350%, 3/15/23		94,000	86,624
3.900%, 2/15/24		50,000	47,046
EOG Resources, Inc.
5.625%, 6/1/19		28,000	30,836
4.100%, 2/1/21		75,000	78,949
EQT Corp. 4.875%, 11/15/21		94,000	90,244
Essex Portfolio LP 3.875%, 5/1/24		100,000	100,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Expedia, Inc. 5.950%, 8/15/20	$56,000	$61,040
Express Scripts Holding Co.
2.250%, 6/15/19	150,000	149,002
3.900%, 2/15/22	94,000	96,582
Exxon Mobil Corp.
1.305%, 3/6/18	100,000	99,709
2.397%, 3/6/22	100,000	98,337
3.176%, 3/15/24	100,000	101,345
Federal Farm Credit Bank 4.875%, 1/17/17	383,000	398,257
Federal Home Loan Bank 5.250%, 6/5/17	1,015,000	1,071,984
Federal Home Loan Mortgage Corp.
5.125%, 11/17/17	275,000	295,058
0.875%, 3/7/18	500,000	496,067
1.200%, 10/29/18	800,000	793,787
2.375%, 1/13/22	1,614,000	1,636,103
Federal National Mortgage Association
5.375%, 6/12/17	488,000	518,213
0.875%, 5/21/18	188,000	186,289
1.875%, 9/18/18	250,000	253,406
1.625%, 11/27/18	350,000	352,309
1.750%, 6/20/19	800,000	805,358
1.750%, 9/12/19	500,000	502,695
2.625%, 9/6/24	200,000	202,116
FedEx Corp.
2.300%, 2/1/20	60,000	60,103
2.625%, 8/1/22	19,000	18,449
Fidelity National Information Services, Inc.
3.500%, 4/15/23	75,000	71,455
5.000%, 10/15/25	100,000	102,847
Fifth Third Bancorp
2.300%, 3/1/19	75,000	75,040
2.875%, 7/27/20	150,000	150,006
Financing Corp. 9.800%, 4/6/18	150,000	178,565
Fiserv, Inc. 4.750%, 6/15/21	56,000	59,962
Florida Power & Light Co. 3.250%, 6/1/24	100,000	102,300
Flowserve Corp. 4.000%, 11/15/23	50,000	49,821
Ford Motor Credit Co. LLC
4.250%, 2/3/17	200,000	204,505
3.000%, 6/12/17	200,000	202,015
1.724%, 12/6/17	250,000	246,305
2.875%, 10/1/18	200,000	200,580
Freeport-McMoRan, Inc.
2.375%, 3/15/18	100,000	78,500
3.100%, 3/15/20	94,000	61,100
3.550%, 3/1/22	94,000	54,990
Gap, Inc. 5.950%, 4/12/21	56,000	59,277
GATX Corp. 2.375%, 7/30/18	94,000	93,293

General Dynamics Corp.
3.875%, 7/15/21	$38,000	$39,988
2.250%, 11/15/22	56,000	53,971
General Electric Capital Corp.
5.400%, 2/15/17	113,000	118,723
5.625%, 9/15/17	38,000	40,672
6.000%, 8/7/19	150,000	169,694
5.300%, 2/11/21	76,000	85,923
3.100%, 1/9/23	75,000	75,698
6.375%, 11/15/67 (l)	75,000	78,094
General Electric Co.
5.250%, 12/6/17	75,000	80,238
2.700%, 10/9/22	75,000	74,559
General Mills, Inc.
5.650%, 2/15/19	94,000	103,310
2.200%, 10/21/19	100,000	100,177
General Motors Financial Co., Inc.
4.000%, 1/15/25	200,000	188,875
4.300%, 7/13/25	100,000	96,562
Gilead Sciences, Inc.
4.400%, 12/1/21	113,000	122,033
3.250%, 9/1/22	30,000	30,225
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	94,000	102,472
2.800%, 3/18/23	94,000	93,698
Goldman Sachs Group, Inc.
5.625%, 1/15/17	207,000	215,133
6.150%, 4/1/18	282,000	306,522
2.625%, 1/31/19	275,000	276,988
2.550%, 10/23/19	100,000	100,009
6.000%, 6/15/20	188,000	212,889
2.750%, 9/15/20	30,000	29,997
3.625%, 1/22/23	56,000	56,693
3.850%, 7/8/24	150,000	153,132
4.250%, 10/21/25	75,000	74,432
Great Plains Energy, Inc. 4.850%, 6/1/21	38,000	40,834
Halliburton Co. 3.800%, 11/15/25	150,000	147,304
Hartford Financial Services Group, Inc. 5.500%, 3/30/20	56,000	61,657
HCP, Inc.
6.000%, 1/30/17	96,000	99,994
2.625%, 2/1/20	94,000	92,340
3.400%, 2/1/25	150,000	139,701
Hewlett Packard Enterprise Co. 4.900%, 10/15/25§	200,000	196,443
Historic TW, Inc. 6.875%, 6/15/18	38,000	42,256
Home Depot, Inc.
2.000%, 6/15/19	250,000	251,608
2.625%, 6/1/22	75,000	74,938
Honeywell International, Inc. 5.300%, 3/1/18	64,000	69,000
Hospitality Properties Trust 4.500%, 3/15/25	100,000	96,538
HSBC Finance Corp. 6.676%, 1/15/21	83,000	95,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

HSBC USA, Inc.
1.625%, 1/16/18	$100,000	$99,302
2.250%, 6/23/19	300,000	298,840
Illinois Tool Works, Inc. 3.500%, 3/1/24	100,000	102,810
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18	75,000	83,001
Ingram Micro, Inc. 5.250%, 9/1/17	38,000	39,744
Intel Corp.
3.300%, 10/1/21	94,000	97,243
2.700%, 12/15/22	75,000	74,273
Intercontinental Exchange, Inc. 2.750%, 12/1/20	25,000	24,965
International Business Machines Corp.
1.950%, 2/12/19	150,000	150,356
3.625%, 2/12/24	150,000	153,934
International Paper Co.
4.750%, 2/15/22	47,000	50,310
3.650%, 6/15/24	100,000	98,609
Jefferies Group LLC 5.125%, 4/13/18	75,000	78,125
JM Smucker Co. 3.000%, 3/15/22	135,000	134,159
John Deere Capital Corp. 1.125%, 6/12/17	250,000	249,533
Johnson & Johnson
2.450%, 12/5/21	100,000	100,947
3.375%, 12/5/23	50,000	53,216
JPMorgan Chase & Co.
1.350%, 2/15/17	150,000	150,003
1.625%, 5/15/18	94,000	93,165
2.250%, 1/23/20	100,000	98,656
4.250%, 10/15/20	376,000	399,558
3.250%, 9/23/22	301,000	301,470
3.200%, 1/25/23	131,000	130,300
3.625%, 5/13/24	100,000	101,192
3.875%, 9/10/24	150,000	149,291
3.125%, 1/23/25	100,000	97,274
JPMorgan Chase Bank N.A. 6.000%, 10/1/17	250,000	266,533
Juniper Networks, Inc. 4.600%, 3/15/21	38,000	39,578
Kellogg Co. 4.000%, 12/15/20	94,000	98,840
KeyCorp
2.900%, 9/15/20	75,000	74,719
5.100%, 3/24/21	75,000	82,195
Kimberly-Clark Corp. 1.900%, 5/22/19	150,000	149,436
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	150,000	155,077
6.500%, 4/1/20	75,000	76,399
Kinder Morgan, Inc. 3.050%, 12/1/19	250,000	231,238
KLA-Tencor Corp. 4.125%, 11/1/21	90,000	89,721

Kohl’s Corp. 4.750%, 12/15/23	$50,000	$51,144
Kraft Foods Group, Inc. 5.375%, 2/10/20	98,000	107,051
Kraft Heinz Foods Co. 3.500%, 7/15/22§	100,000	100,868
Kroger Co. 6.150%, 1/15/20	94,000	105,825
L-3 Communications Corp. 4.950%, 2/15/21	56,000	58,343
Laboratory Corp. of America Holdings
2.500%, 11/1/18	100,000	100,281
3.200%, 2/1/22	50,000	49,125
Lam Research Corp. 3.800%, 3/15/25	680,000	644,922
Leucadia National Corp. 5.500%, 10/18/23	50,000	48,781
LG&E and KU Energy LLC 3.750%, 11/15/20	75,000	77,455
Liberty Property LP 4.125%, 6/15/22	56,000	56,365
Life Technologies Corp. 5.000%, 1/15/21	75,000	80,137
Lincoln National Corp. 4.850%, 6/24/21	56,000	60,277
Lockheed Martin Corp. 4.250%, 11/15/19	113,000	120,624
Lowe’s Cos., Inc. 3.375%, 9/15/25	100,000	101,469
Macy’s Retail Holdings, Inc. 3.625%, 6/1/24	100,000	92,713
Marathon Oil Corp. 2.800%, 11/1/22	75,000	60,519
Marathon Petroleum Corp. 5.125%, 3/1/21	94,000	99,118
Marriott International, Inc. 3.125%, 10/15/21	100,000	98,971
Marsh & McLennan Cos., Inc. 3.500%, 6/3/24	100,000	99,115
McDonald’s Corp.
5.350%, 3/1/18	75,000	80,227
3.250%, 6/10/24	150,000	147,026
McGraw Hill Financial, Inc. 3.300%, 8/14/20	35,000	35,272
McKesson Corp. 2.284%, 3/15/19	150,000	149,608
Medco Health Solutions, Inc.
7.125%, 3/15/18	38,000	41,835
4.125%, 9/15/20	75,000	78,802
Medtronic, Inc.
2.500%, 3/15/20	150,000	150,541
4.450%, 3/15/20	94,000	101,598
3.150%, 3/15/22	55,000	55,561
2.750%, 4/1/23	56,000	54,990
3.500%, 3/15/25	100,000	100,789
Merck & Co., Inc.
1.300%, 5/18/18	94,000	93,781
1.850%, 2/10/20	150,000	149,754
2.350%, 2/10/22	30,000	29,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

MetLife, Inc.
6.817%, 8/15/18		$68,000	$76,367
4.750%, 2/8/21		100,000	109,414
Microsoft Corp.
1.000%, 5/1/18		113,000	112,122
1.625%, 12/6/18		150,000	150,796
3.000%, 10/1/20		56,000	58,439
2.375%, 2/12/22		60,000	59,287
2.650%, 11/3/22		75,000	75,019
2.125%, 11/15/22		100,000	96,714
Mondelez International, Inc. 2.250%, 2/1/19		100,000	99,781
Monsanto Co.
1.150%, 6/30/17		150,000	148,818
2.750%, 7/15/21		35,000	33,847
Moody’s Corp. 4.500%, 9/1/22		19,000	20,260
Morgan Stanley
2.500%, 1/24/19		150,000	150,616
7.300%, 5/13/19		282,000	323,929
2.375%, 7/23/19		150,000	149,392
5.500%, 1/26/20		150,000	165,766
2.800%, 6/16/20		95,000	95,189
5.750%, 1/25/21		188,000	211,530
3.750%, 2/25/23		56,000	57,525
4.100%, 5/22/23		100,000	101,320
1.750%, 1/30/25	EUR	350,000	372,974
4.000%, 7/23/25		$100,000	103,223
Mosaic Co. 4.250%, 11/15/23		100,000	99,154
Motorola Solutions, Inc. 3.750%, 5/15/22		56,000	51,362
MUFG Americas Holdings Corp. 3.000%, 2/10/25		150,000	144,064
Murphy Oil Corp. 3.700%, 12/1/22		75,000	60,042
Murray Street Investment Trust I 4.647%, 3/9/17 (e)		94,000	97,034
Nabors Industries, Inc. 4.625%, 9/15/21		94,000	76,527
Nasdaq, Inc. 5.550%, 1/15/20		75,000	82,658
National Oilwell Varco, Inc. 2.600%, 12/1/22		113,000	99,300
National Retail Properties, Inc. 3.900%, 6/15/24		100,000	99,187
National Rural Utilities Cooperative Finance Corp.
5.450%, 4/10/17		75,000	78,790
2.150%, 2/1/19		200,000	200,773
NBCUniversal Media LLC
4.375%, 4/1/21		150,000	162,935
2.875%, 1/15/23		94,000	93,404
NetApp, Inc.
2.000%, 12/15/17		38,000	37,957
3.375%, 6/15/21		100,000	97,671
Newmont Mining Corp. 3.500%, 3/15/22		94,000	83,798

NextEra Energy Capital Holdings, Inc. 2.700%, 9/15/19		$150,000	$149,289
NiSource Finance Corp. 6.125%, 3/1/22		100,000	114,573
Noble Energy, Inc. 4.150%, 12/15/21		94,000	91,753
Norfolk Southern Corp. 5.900%, 6/15/19		103,000	114,558
Northrop Grumman Corp. 3.500%, 3/15/21		19,000	19,578
Novartis Capital Corp. 3.000%, 11/20/25		150,000	148,249
Occidental Petroleum Corp. 2.700%, 2/15/23		94,000	88,892
Omnicom Group, Inc.
4.450%, 8/15/20		38,000	40,459
3.625%, 5/1/22		19,000	19,134
Oncor Electric Delivery Co. LLC 2.150%, 6/1/19		150,000	147,081
ONEOK Partners LP 8.625%, 3/1/19		94,000	103,686
Oracle Corp.
5.750%, 4/15/18		188,000	205,409
2.250%, 10/8/19		250,000	251,510
2.500%, 5/15/22		100,000	98,087
2.500%, 10/15/22		75,000	73,115
Pacific Gas & Electric Co.
8.250%, 10/15/18		38,000	44,074
3.500%, 10/1/20		56,000	57,819
Parker-Hannifin Corp. 3.300%, 11/21/24		100,000	100,881
PepsiCo, Inc.
5.000%, 6/1/18		94,000	101,474
7.900%, 11/1/18		19,000	22,259
1.850%, 4/30/20		100,000	98,672
2.750%, 3/1/23		200,000	198,913
Pfizer, Inc.
4.650%, 3/1/18		38,000	40,395
6.200%, 3/15/19		94,000	105,562
2.100%, 5/15/19		100,000	100,459
Philip Morris International, Inc.
5.650%, 5/16/18		75,000	82,019
3.600%, 11/15/23		50,000	51,912
Phillips 66 2.950%, 5/1/17		56,000	56,717
Pitney Bowes, Inc. 4.750%, 5/15/18		38,000	39,721
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18		79,000	81,246
3.850%, 10/15/23		150,000	124,425
PNC Bank N.A. 2.950%, 2/23/25		250,000	244,664
PPL Capital Funding, Inc. 4.200%, 6/15/22		47,000	49,215
Precision Castparts Corp. 2.500%, 1/15/23		38,000	36,654

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Priceline Group, Inc.
2.375%, 9/23/24	EUR	600,000	$642,390
1.800%, 3/3/27		220,000	210,763
Pride International, Inc. 8.500%, 6/15/19		$75,000	73,766
Procter & Gamble Co. 4.700%, 2/15/19		131,000	142,524
Progress Energy, Inc. 4.400%, 1/15/21		94,000	99,235
Progressive Corp. 3.750%, 8/23/21		56,000	59,169
Prologis LP 3.350%, 2/1/21		150,000	151,934
Prudential Financial, Inc.
2.350%, 8/15/19		150,000	149,647
5.875%, 9/15/42 (l)		100,000	104,750
Public Service Electric & Gas Co.
2.000%, 8/15/19		150,000	149,128
3.050%, 11/15/24		100,000	99,535
Puget Energy, Inc. 3.650%, 5/15/25		100,000	97,243
QUALCOMM, Inc. 3.450%, 5/20/25		100,000	95,671
QVC, Inc. 3.125%, 4/1/19		250,000	246,530
Raytheon Co. 3.125%, 10/15/20		94,000	97,307
Realty Income Corp. 3.250%, 10/15/22		56,000	54,276
Reinsurance Group of America, Inc. 4.700%, 9/15/23		50,000	52,634
Republic Services, Inc. 5.250%, 11/15/21		94,000	103,838
Reynolds American, Inc.
6.875%, 5/1/20		38,000	43,435
3.250%, 11/1/22		56,000	55,218
4.850%, 9/15/23		150,000	159,813
Roper Technologies, Inc. 3.125%, 11/15/22		75,000	72,994
Rowan Cos., Inc. 4.875%, 6/1/22		28,000	20,865
Ryder System, Inc.
3.500%, 6/1/17		75,000	76,343
2.500%, 5/11/20		45,000	43,706
San Diego Gas & Electric Co. 3.600%, 9/1/23		100,000	104,380
Santander Holdings USA, Inc. 2.650%, 4/17/20		120,000	117,841
Scripps Networks Interactive, Inc. 3.900%, 11/15/24		100,000	95,441
Sempra Energy 2.400%, 3/15/20		200,000	196,092
Senior Housing Properties Trust 3.250%, 5/1/19		100,000	99,313
Simon Property Group LP
2.200%, 2/1/19		100,000	100,530
5.650%, 2/1/20		188,000	211,073

Southern California Edison Co. 3.875%, 6/1/21		$19,000	$20,168
Southern Co.
2.150%, 9/1/19		100,000	97,859
2.750%, 6/15/20		100,000	99,260
Southwest Airlines Co. 5.125%, 3/1/17		38,000	39,567
Southwestern Electric Power Co. 6.450%, 1/15/19		56,000	62,013
Southwestern Energy Co. 4.100%, 3/15/22		94,000	59,148
Stanley Black & Decker, Inc. 2.900%, 11/1/22		56,000	55,014
Starbucks Corp. 3.850%, 10/1/23		50,000	53,227
State of California 5.700%, 11/1/21		100,000	117,310
State of Illinois, General Obligation Bonds, Series 2011
5.365%, 3/1/17		190,000	197,055
5.877%, 3/1/19		90,000	96,431
State Street Corp. 3.300%, 12/16/24		65,000	65,402
SunTrust Banks, Inc./Georgia 3.500%, 1/20/17		94,000	95,682
Synchrony Financial
2.700%, 2/3/20		25,000	24,496
3.750%, 8/15/21		50,000	50,001
4.500%, 7/23/25		100,000	100,505
Sysco Corp.
2.600%, 10/1/20		30,000	30,010
3.750%, 10/1/25		100,000	101,387
Target Corp.
6.000%, 1/15/18		100,000	108,804
2.300%, 6/26/19		250,000	253,443
TD Ameritrade Holding Corp. 2.950%, 4/1/22		100,000	99,405
Tennessee Valley Authority
5.500%, 7/18/17		676,000	721,028
6.250%, 12/15/17		38,000	41,698
4.500%, 4/1/18		94,000	100,543
Texas Instruments, Inc. 1.750%, 5/1/20		100,000	97,523
Textron, Inc. 4.300%, 3/1/24		100,000	102,090
Thermo Fisher Scientific, Inc. 3.600%, 8/15/21		160,000	162,347
Time Warner Cable, Inc. 8.250%, 4/1/19		200,000	229,466
Time Warner, Inc. 3.550%, 6/1/24		150,000	147,938
Toyota Motor Credit Corp.
2.150%, 3/12/20		135,000	134,206
3.300%, 1/12/22		94,000	96,884
Travelers Cos., Inc. 5.750%, 12/15/17		113,000	121,635
Tyson Foods, Inc. 4.500%, 6/15/22		75,000	79,961
U.S. Bancorp
2.200%, 4/25/19		150,000	151,247
3.600%, 9/11/24		150,000	152,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

U.S. Treasury Bonds
8.500%, 2/15/20	$113,000	$143,867
8.125%, 5/15/21	750,000	988,843
7.125%, 2/15/23	188,000	251,020
7.500%, 11/15/24	500,000	712,783
U.S. Treasury Notes
0.750%, 1/15/17	300,000	299,761
3.000%, 2/28/17	2,400,000	2,458,605
3.250%, 3/31/17	406,000	417,686
0.875%, 4/30/17	503,000	502,786
0.625%, 5/31/17	1,014,000	1,009,489
2.750%, 5/31/17	1,127,000	1,155,511
0.875%, 6/15/17	1,500,000	1,498,374
0.625%, 6/30/17	1,000,000	994,907
0.750%, 6/30/17	1,000,000	996,846
2.500%, 6/30/17	1,987,000	2,031,455
0.625%, 7/31/17	1,000,000	994,453
4.750%, 8/15/17	2,776,000	2,943,048
0.625%, 8/31/17	2,691,000	2,673,892
1.875%, 8/31/17	1,623,000	1,645,380
1.875%, 9/30/17	841,000	852,790
0.750%, 10/31/17	1,127,000	1,120,925
1.875%, 10/31/17	1,089,000	1,104,846
4.250%, 11/15/17	1,063,000	1,125,415
2.250%, 11/30/17	3,000,000	3,066,343
1.000%, 12/15/17	2,241,000	2,237,849
0.750%, 12/31/17	693,000	688,290
2.750%, 12/31/17	500,000	516,064
0.750%, 2/28/18	1,503,000	1,490,260
2.750%, 2/28/18	939,000	971,223
1.000%, 3/15/18	500,000	498,286
0.625%, 4/30/18	318,000	313,910
2.625%, 4/30/18	939,000	970,646
1.000%, 5/15/18	800,000	796,023
1.375%, 6/30/18	376,000	377,498
1.375%, 7/31/18	880,000	883,317
1.000%, 8/15/18	700,000	695,481
1.500%, 8/31/18	51,000	51,333
0.875%, 10/15/18	700,000	692,330
1.250%, 10/31/18	550,000	549,194
1.250%, 11/30/18	1,700,000	1,696,979
1.375%, 11/30/18	900,000	901,837
1.250%, 12/15/18	1,000,000	997,813
1.500%, 12/31/18	2,005,000	2,013,909
1.250%, 1/31/19	450,000	448,506
1.375%, 2/28/19	1,938,000	1,936,656
1.500%, 2/28/19	600,000	601,869
1.625%, 3/31/19	400,000	402,512
3.125%, 5/15/19	500,000	527,524
1.500%, 5/31/19	500,000	500,425
1.625%, 6/30/19	2,000,000	2,008,906
1.625%, 7/31/19	600,000	602,086
3.625%, 8/15/19	843,000	905,097
1.625%, 8/31/19	1,000,000	1,002,803
1.500%, 10/31/19	1,600,000	1,594,875
3.375%, 11/15/19	1,069,000	1,141,429
1.500%, 11/30/19	1,400,000	1,394,422
1.625%, 12/31/19	500,000	500,000
3.625%, 2/15/20	1,011,000	1,090,557
1.250%, 2/29/20	500,000	491,758
1.375%, 2/29/20	1,000,000	988,525
1.375%, 3/31/20	500,000	493,848

3.500%, 5/15/20	$1,251,000	$1,344,801
1.375%, 5/31/20	289,000	284,843
1.625%, 6/30/20	900,000	896,256
2.625%, 8/15/20	376,000	390,574
1.375%, 8/31/20	900,000	885,647
1.375%, 9/30/20	1,500,000	1,474,146
2.000%, 9/30/20	550,000	555,983
1.375%, 10/31/20	200,000	196,478
1.750%, 10/31/20	1,000,000	998,428
2.625%, 11/15/20	1,274,000	1,323,679
1.625%, 11/30/20	1,800,000	1,789,418
2.000%, 11/30/20	1,100,000	1,111,129
2.375%, 12/31/20	350,000	359,840
3.625%, 2/15/21	1,000,000	1,086,904
3.125%, 5/15/21	1,446,000	1,537,618
2.125%, 6/30/21	3,700,000	3,746,250
2.250%, 7/31/21	600,000	611,174
2.125%, 8/15/21	188,000	190,210
2.125%, 9/30/21	500,000	505,244
2.000%, 11/15/21	1,722,000	1,727,129
1.875%, 11/30/21	1,700,000	1,692,861
1.500%, 1/31/22	200,000	194,404
2.000%, 2/15/22	688,000	689,391
1.750%, 3/31/22	1,400,000	1,378,426
1.750%, 4/30/22	700,000	688,851
1.750%, 5/15/22	564,000	554,758
2.125%, 6/30/22	900,000	904,597
2.000%, 7/31/22	400,000	398,922
1.625%, 8/15/22	1,003,000	976,945
1.750%, 9/30/22	550,000	539,043
1.875%, 10/31/22	700,000	691,134
1.625%, 11/15/22	376,000	365,271
2.000%, 11/30/22	500,000	497,314
1.750%, 5/15/23	1,200,000	1,169,156
2.500%, 8/15/23	750,000	769,446
2.750%, 11/15/23	1,350,000	1,408,786
2.750%, 2/15/24	2,550,000	2,656,184
2.500%, 5/15/24	1,800,000	1,839,375
2.375%, 8/15/24	1,600,000	1,616,594
2.250%, 11/15/24	1,760,000	1,759,158
2.000%, 2/15/25	2,139,000	2,090,893
2.000%, 8/15/25	1,300,000	1,267,538
2.250%, 11/15/25	950,000	947,903
Union Pacific Corp. 5.700%, 8/15/18	94,000	103,309
United Parcel Service, Inc. 3.125%, 1/15/21	75,000	77,968
United Technologies Corp. 3.100%, 6/1/22	56,000	56,940
UnitedHealth Group, Inc.
6.000%, 2/15/18	56,000	60,787
2.300%, 12/15/19	150,000	150,505
2.875%, 12/15/21	45,000	45,233
3.750%, 7/15/25	100,000	102,772
Valero Energy Corp. 6.125%, 2/1/20	56,000	61,667
Ventas Realty LP 3.750%, 5/1/24	150,000	146,149
Ventas Realty LP/Ventas Capital Corp. 4.250%, 3/1/22	38,000	39,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Verizon Communications, Inc.
1.350%, 6/9/17		$300,000	$298,995
2.625%, 2/21/20		100,000	100,157
4.500%, 9/15/20		100,000	107,302
5.150%, 9/15/23		400,000	439,817
3.500%, 11/1/24		230,000	226,886
3.250%, 2/17/26	EUR	600,000	728,040
Viacom, Inc.
3.500%, 4/1/17		$94,000	95,446
2.750%, 12/15/19		145,000	142,933
3.875%, 12/15/21		75,000	73,346
Visa, Inc. 2.800%, 12/14/22		75,000	75,203
Voya Financial, Inc. 5.500%, 7/15/22		100,000	111,783
Wachovia Corp. 5.750%, 6/15/17 (b)		188,000	198,793
Walgreen Co. 3.100%, 9/15/22		19,000	18,383
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21		100,000	98,312
3.600%, 11/20/25	GBP	250,000	358,872
Wal-Mart Stores, Inc.
1.950%, 12/15/18		$250,000	253,625
3.625%, 7/8/20		113,000	121,011
3.250%, 10/25/20		113,000	119,076
Walt Disney Co. 3.750%, 6/1/21		19,000	20,277
Wells Fargo & Co.
1.150%, 6/2/17		250,000	249,067
1.500%, 1/16/18		94,000	93,501
2.150%, 1/15/19		150,000	150,461
2.600%, 7/22/20		70,000	70,138
3.500%, 3/8/22		56,000	57,945
3.450%, 2/13/23		94,000	94,290
3.300%, 9/9/24		100,000	99,728
3.550%, 9/29/25		100,000	100,903
Welltower, Inc. 4.700%, 9/15/17		188,000	196,092
Williams Cos., Inc. 4.550%, 6/24/24		150,000	104,226
Williams Partners LP
4.125%, 11/15/20		150,000	130,271
4.000%, 9/15/25		150,000	112,451
Wisconsin Electric Power Co. 2.950%, 9/15/21		75,000	75,733
Wyndham Worldwide Corp. 4.250%, 3/1/22		56,000	55,952
Xcel Energy, Inc. 4.700%, 5/15/20		94,000	101,801
Xerox Corp.
2.950%, 3/15/17		94,000	94,406
6.350%, 5/15/18		38,000	40,690
2.750%, 9/1/20		60,000	56,718
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20		100,000	98,619
3.150%, 4/1/22		100,000	98,200
Zoetis, Inc.
3.250%, 2/1/23		85,000	81,296

Total United States			176,515,292

Total Long Term Debt Securities (97.7%) (Cost $325,586,134)			316,614,626

	Number of Shares		Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares		2,135,277	$2,135,277

Total Short-Term Investment (0.7%) (Cost $2,135,277)			2,135,277

Total Investments (98.4%) (Cost $327,721,411)			318,749,903
Other Assets Less Liabilities (1.6%)			5,207,846

Net Assets (100%)			$323,957,749

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $13,511,983 or 4.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $53,051,299 or 16.4% of net assets.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RON	— Romanian Leu
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Government Securities	$220,239,473	68.0%
Financials	37,303,343	11.5
Consumer Discretionary	9,641,458	3.0
Industrials	8,166,321	2.5
Health Care	7,517,171	2.3
Consumer Staples	7,458,671	2.3
Information Technology	6,795,316	2.1
Energy	6,033,964	1.9
Utilities	5,172,991	1.6
Telecommunication Services	4,567,604	1.4
Materials	3,718,314	1.1
Investment Company	2,135,277	0.7
Cash and Other	5,207,846	1.6

		100.0%

At December 31, 2015 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. European Union Euro, expiring 1/22/16#	JPMorgan Chase Bank	1,060,850	7,813	$8,829,486	$8,494,630	$334,856

#	For cross-currency exchange contracts, the U.S. $ Current Value is the value at December 31, 2015 of the currency being purchased, and the U.S. $ Settlement Value is the value at December 31, 2015 of the currency being sold.

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 2/12/16	State Street Bank & Trust	5,100	$1,272,252	$1,305,349	$(33,097)
Brazilian Real vs. U.S. Dollar, expiring 2/12/16	State Street Bank & Trust	4,850	1,209,887	1,242,125	(32,238)
Brazilian Real vs. U.S. Dollar, expiring 2/12/16	State Street Bank & Trust	9,200	2,295,043	2,388,866	(93,823)
European Union Euro vs. U.S. Dollar, expiring 3/16/16	JPMorgan Chase Bank	28,000	30,484,910	30,758,952	(274,042)
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	3,500,000	29,142,985	28,440,371	702,614
Korean Won vs. U.S. Dollar, expiring 1/22/16	State Street Bank & Trust	3,655,000	3,115,640	3,165,407	(49,767)
Mexican Peso vs. U.S. Dollar, expiring 1/29/16	JPMorgan Chase Bank	43,000	2,490,542	2,532,076	(41,534)
Mexican Peso vs. U.S. Dollar, expiring 1/29/16	JPMorgan Chase Bank	40,800	2,363,119	2,456,662	(93,543)
Poland Zloty vs. U.S. Dollar, expiring 1/28/16	JPMorgan Chase Bank	400	101,916	100,887	1,029

					$85,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/16	JPMorgan Chase Bank	12,650	$9,128,329	$9,184,709	$(56,380)
Brazilian Real vs. U.S. Dollar, expiring 2/12/16	State Street Bank & Trust	19,150	4,858,187	4,777,182	81,005
British Pound vs. U.S. Dollar, expiring 3/11/16	JPMorgan Chase Bank	9,185	13,816,554	13,542,042	274,512
Canadian Dollar vs. U.S. Dollar, expiring 3/4/16	JPMorgan Chase Bank	2,605	1,953,923	1,882,940	70,983
European Union Euro vs. U.S. Dollar, expiring 3/16/16	JPMorgan Chase Bank	2,910	3,198,544	3,168,253	30,291
Korean Won vs. U.S. Dollar, expiring 1/22/16	State Street Bank & Trust	7,440,000	6,581,392	6,342,094	239,298
Malaysian Ringgit vs. U.S. Dollar, expiring 1/22/16	State Street Bank & Trust	2,925	680,914	680,381	533
Malaysian Ringgit vs. U.S. Dollar, expiring 1/22/16	State Street Bank & Trust	5,240	1,217,302	1,218,870	(1,568)
Mexican Peso vs. U.S. Dollar, expiring 1/29/16	JPMorgan Chase Bank	83,800	5,016,027	4,853,661	162,366
New Zealand Dollar vs. U.S. Dollar, expiring 3/14/16	JPMorgan Chase Bank	9,675	6,464,922	6,588,872	(123,950)
Poland Zloty vs. U.S. Dollar, expiring 1/28/16	JPMorgan Chase Bank	25,150	6,489,410	6,407,993	81,417
Singapore Dollar vs. U.S. Dollar, expiring 1/15/16	JPMorgan Chase Bank	6,550	4,664,677	4,617,768	46,909
Singapore Dollar vs. U.S. Dollar, expiring 1/15/16	JPMorgan Chase Bank	1,880	1,356,585	1,325,405	31,180

					$836,596

					$1,257,051

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$9,641,458	$—	$9,641,458
Consumer Staples	—	7,458,671	—	7,458,671
Energy	—	6,033,964	—	6,033,964
Financials	—	37,303,343	—	37,303,343
Health Care	—	7,517,171	—	7,517,171
Industrials	—	8,166,321	—	8,166,321
Information Technology	—	6,795,316	—	6,795,316
Materials	—	3,718,314	—	3,718,314
Telecommunication Services	—	4,567,604	—	4,567,604
Utilities	—	5,172,991	—	5,172,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Forward Currency Contracts	$—	$2,056,993	$—	$2,056,993
Government Securities
Foreign Governments	—	89,300,880	—	89,300,880
Municipal Bonds	—	513,103	—	513,103
Supranational	—	12,796,248	—	12,796,248
U.S. Government Agencies	—	8,553,476	—	8,553,476
U.S. Treasuries	—	109,075,766	—	109,075,766
Short-Term Investments	2,135,277	—	—	2,135,277

Total Assets	$2,135,277	$318,671,619	$—	$320,806,896

Liabilities:
Forward Currency Contracts	$—	$(799,942)	$—	$(799,942)

Total Liabilities	$—	$(799,942)	$—	$(799,942)

Total	$2,135,277	$317,871,677	$—	$320,006,954

There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,056,993

	Liability Derivatives
Foreign exchange contracts	Payables	$(799,942)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(1,123,871)	$(1,123,871)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,028,360	$1,028,360

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $153,806,000 during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$1,736,157	$(589,449)	$—	$1,146,708
State Street Bank & Trust	320,836	(210,493)	—	110,343

Total	$2,056,993	$(799,942)	$—	$1,257,051

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$589,449	$(589,449)	$—	$—
State Street Bank & Trust	210,493	(210,493)	—	—

Total	$799,942	$(799,942)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$177,025,450
Long-term U.S. government debt securities	57,367,517

$234,392,967

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$167,871,427
Long-term U.S. government debt securities	74,174,064

$242,045,491

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,140,869
Aggregate gross unrealized depreciation	(12,408,148)

Net unrealized depreciation	$(9,267,279)

Federal income tax cost of investments	$328,017,182

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $327,721,411)	$318,749,903
Cash	1,546,164
Foreign cash (Cost $296,431)	294,761
Receivable for securities sold	3,999,212
Dividends, interest and other receivables	2,228,305
Unrealized appreciation on forward foreign currency contracts	2,056,993
Other assets	1,039

Total assets	328,876,377

LIABILITIES
Payable for securities purchased	3,783,718
Unrealized depreciation on forward foreign currency contracts	799,942
Investment management fees payable	154,869
Administrative fees payable	34,323
Distribution fees payable – Class IB	16,342
Distribution fees payable – Class IA	3,394
Accrued expenses	126,040

Total liabilities	4,918,628

NET ASSETS	$323,957,749

Net assets were comprised of:
Paid in capital	$335,935,875
Accumulated undistributed net investment income (loss)	(4,051,767)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(196,365)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(7,729,994)

Net assets	$323,957,749

Class IA
Net asset value, offering and redemption price per share, $15,670,238 / 1,769,948 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.85

Class IB
Net asset value, offering and redemption price per share, $76,453,752 / 8,653,548 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.83

Class K
Net asset value, offering and redemption price per share, $231,833,759 / 26,051,899 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest (net of $5,975 foreign withholding tax)	$8,889,892
Dividends	899

Total income	8,890,791

EXPENSES
Investment management fees	1,862,919
Administrative fees	418,648
Distribution fees – Class IB	207,665
Custodian fees	133,500
Professional fees	65,194
Distribution fees – Class IA	43,922
Printing and mailing expenses	16,722
Trustees’ fees	6,937
Recoupment fees	3,948
Miscellaneous	32,177

Total expenses	2,791,632

NET INVESTMENT INCOME (LOSS)	6,099,159

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(10,652,106)
Foreign currency transactions	(471,655)

Net realized gain (loss)	(11,123,761)

Change in unrealized appreciation (depreciation) on:
Investments	(8,567,954)
Foreign currency translations	1,073,805

Net change in unrealized appreciation (depreciation)	(7,494,149)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(18,617,910)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,518,751)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,099,159	$6,433,904
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(11,123,761)	310,758
Net change in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	(7,494,149)	(4,734,088)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,518,751)	2,010,574

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,684)	(132,421)
Class IB	(36,882)	(608,154)
Class K	(106,648)	(2,247,812)

	(151,214)	(2,988,387)

Distributions from net realized capital gains
Class IA	(21,926)	(251,372)
Class IB	(105,249)	(1,174,580)
Class K	(304,337)	(3,076,027)

	(431,512)	(4,501,979)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(582,726)	(7,490,366)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 390,617 and 509,551 shares, respectively ]	3,549,466	4,829,125
Capital shares issued in reinvestment of dividends and distributions [ 3,296 and 41,226 shares, respectively ]	29,610	383,793
Capital shares repurchased [ (711,800) and (489,752) shares, respectively ]	(6,458,801)	(4,642,220)

Total Class IA transactions	(2,879,725)	570,698

Class IB
Capital shares sold [ 705,615 and 817,871 shares, respectively ]	6,411,715	7,724,045
Capital shares issued in reinvestment of dividends and distributions [ 15,853 and 191,850 shares, respectively ]	142,131	1,782,734
Capital shares repurchased [ (1,581,833) and (1,520,185) shares, respectively ]	(14,299,257)	(14,354,345)

Total Class IB transactions	(7,745,411)	(4,847,566)

Class K
Capital shares sold [ 2,607,181 and 10,400,786 shares, respectively ]	23,848,490	99,120,757
Capital shares issued in reinvestment of dividends and distributions [ 45,549 and 570,968 shares, respectively ]	410,985	5,323,839
Capital shares repurchased [ (2,445,125) and (2,361,503) shares, respectively ]	(22,254,880)	(22,449,095)

Total Class K transactions	2,004,595	81,995,501

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,620,541)	77,718,633

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,722,018)	72,238,841
NET ASSETS:
Beginning of year	345,679,767	273,440,926

End of year (a)	$323,957,749	$345,679,767

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,051,767)	$(2,126,747)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.22	$9.33	$9.88	$10.04	$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.17	0.18	0.19	0.21
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.51)	(0.10)	(0.43)	0.18	0.27

Total from investment operations	(0.36)	0.07	(0.25)	0.37	0.48

Less distributions:
Dividends from net investment income	— #	(0.06)	— #	(0.15)	(0.37)
Distributions from net realized gains	(0.01)	(0.12)	(0.30)	(0.38)	(0.04)

Total dividends and distributions	(0.01)	(0.18)	(0.30)	(0.53)	(0.41)

Net asset value, end of year	$8.85	$9.22	$9.33	$9.88	$10.04

Total return	(3.84)%	0.83%	(2.54)%	3.76%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,670	$19,249	$18,909	$21,325	$20,439
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	0.97%	0.74%
Before waivers (f)	1.00%	1.00%	1.02%	0.97%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.63%	1.84%	1.86%	1.84%	2.05%
Before waivers (f)	1.63%	1.84%	1.84%	1.84%	2.05%
Portfolio turnover rate^	71%	71%	44%	36%	86%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.20	$9.31	$9.85	$10.01	$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.17	0.18	0.18	0.21
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.51)	(0.10)	(0.42)	0.19	0.23

Total from investment operations	(0.36)	0.07	(0.24)	0.37	0.44

Less distributions:
Dividends from net investment income	— #	(0.06)	— #	(0.15)	(0.34)
Distributions from net realized gains	(0.01)	(0.12)	(0.30)	(0.38)	(0.04)

Total dividends and distributions	(0.01)	(0.18)	(0.30)	(0.53)	(0.38)

Net asset value, end of year	$8.83	$9.20	$9.31	$9.85	$10.01

Total return	(3.85)%	0.83%	(2.45)%	3.72%	4.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$76,454	$87,532	$93,327	$610,175	$621,818
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	1.01%	0.99%
Before waivers (f)	1.00%	1.00%	1.02%	1.01%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.63%	1.84%	1.84%	1.80%	2.09%
Before waivers (f)	1.63%	1.84%	1.83%	1.80%	2.09%
Portfolio turnover rate^	71%	71%	44%	36%	86%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$9.24	$9.35	$9.88	$10.04	$10.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.20	0.20	0.21	0.10
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.50)	(0.10)	(0.43)	0.18	(0.19)

Total from investment operations	(0.33)	0.10	(0.23)	0.39	(0.09)

Less distributions:
Dividends from net investment income	— #	(0.09)	— #	(0.17)	(0.36)
Distributions from net realized gains	(0.01)	(0.12)	(0.30)	(0.38)	(0.04)

Total dividends and distributions	(0.01)	(0.21)	(0.30)	(0.55)	(0.40)

Net asset value, end of period	$8.90	$9.24	$9.35	$9.88	$10.04

Total return (b)	(3.51)%	1.08%	(2.34)%	3.97%	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$231,834	$238,899	$161,205	$138,577	$389,927
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75%	0.75%	0.75%	0.76%	0.74%
Before waivers (a)(f)	0.75%	0.75%	0.77%	0.76%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.87%	2.10%	2.11%	2.05%	2.94%
Before waivers (a)(f)	1.87%	2.10%	2.09%	2.05%	2.94%
Portfolio turnover rate^	71%	71%	44%	36%	86%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.
➢	Post Advisory Group, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(3.02)%	1.73%
Portfolio – Class K Shares*	(2.87)	1.96
BofA Merrill Lynch High Yield Master II Index	(4.64)	1.34
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.02)% for the year ended December 31, 2015. The Portfolio’s benchmark, the BofA Merrill Lynch High Yield Master II Index, returned (4.64)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s performance was driven by positive security selection, particularly within the highest yielding and short duration segments of the market.

•	The Portfolio’s relative performance benefitted from an overweight within the defensive shortest duration segment of the market, which outperformed.

•	Portfolio performance benefitted from participation in multiple new issues during the period, which performed well.

•	Relative performance benefitted from an overweight position within the Technology and Electronics sector, which outperformed the broader market during the period.

What hurt performance during the year:

•

The Portfolio’s overweight to the highest yielding portion of the market had a negative impact on relative performance, as this segment of the market underperformed the broader market during the period.

•

In addition, the Portfolio’s underweight position within the better quality, more interest rate sensitive portion of the market had a negative impact on relative performance, as this segment outperformed.

•

Security selection within the Financial Services and Telecommunications sectors detracted from relative performance, notably the Portfolio’s underweight exposure to the banking sector, as this sector outperformed.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	5.62
Weighted Average Coupon (%)	6.75
Weighted Average Modified Duration (Years)*	4.11
Weighted Average Rating**	B	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

Sector Weightings	% of Net Assets
as of December 31, 2015
Financials	13.1%
Consumer Discretionary	11.9
Industrials	11.7
Information Technology	11.2
Telecommunication Services	10.2
Health Care	10.1
Exchange Traded Funds	9.0
Energy	5.6
Materials	5.4
Consumer Staples	5.0
Investment Companies	1.9
Utilities	0.7
Cash and Other	4.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$943.06	$5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.69	5.57
Class K
Actual	1,000.00	943.56	4.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.31

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.09% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (84.9%)
Consumer Discretionary (11.9%)
Auto Components (0.3%)
Schaeffler Holding Finance B.V.
6.875%, 8/15/18 PIK§	$400,000	$412,000

Distributors (0.2%)
American Tire Distributors, Inc.
10.250%, 3/1/22§	260,000	237,900

Hotels, Restaurants & Leisure (3.9%)
1011778 BC ULC/New Red Finance, Inc.
6.000%, 4/1/22§	1,000,000	1,035,000
Choctaw Resort Development Enterprise
7.250%, 11/15/19§	689,000	664,885
Eldorado Resorts, Inc.
7.000%, 8/1/23§	210,000	205,800
GLP Capital LP/GLP Financing II, Inc.
4.375%, 11/1/18	500,000	496,250
4.875%, 11/1/20	200,000	196,500
LTF Merger Sub, Inc.
8.500%, 6/15/23§	251,000	239,705
MGM Resorts International
11.375%, 3/1/18	560,000	639,800
NCL Corp. Ltd.
5.250%, 11/15/19§	150,000	153,000
Pinnacle Entertainment, Inc.
8.750%, 5/15/20	319,000	332,558
6.375%, 8/1/21	560,000	590,128
Royal Caribbean Cruises Ltd.
5.250%, 11/15/22	230,000	235,750
7.500%, 10/15/27	169,000	192,132
Viking Cruises Ltd.
8.500%, 10/15/22§	605,000	575,884
6.250%, 5/15/25§	153,000	125,460

		5,682,852

Household Durables (0.4%)
American Greetings Corp.
7.375%, 12/1/21	130,000	135,850
Century Intermediate Holding Co. 2
9.750%, 2/15/19 PIK§	286,000	292,435
Mattamy Group Corp.
6.500%, 11/15/20§	220,000	209,000

		637,285

Internet & Catalog Retail (0.4%)
Netflix, Inc.
5.500%, 2/15/22§	625,000	640,625

Media (6.3%)
Acosta, Inc.
7.750%, 10/1/22§	303,000	267,398
Altice Luxembourg S.A.
7.750%, 5/15/22§	440,000	397,100
Cable One, Inc.
5.750%, 6/15/22§	350,000	348,250

Cablevision Systems Corp.
7.750%, 4/15/18	$108,000	$111,510
CCOH Safari LLC
5.750%, 2/15/26§	517,000	517,672
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21§	330,000	294,525
CSC Holdings LLC
5.250%, 6/1/24	246,000	214,020
DISH DBS Corp.
5.125%, 5/1/20	600,000	588,750
5.875%, 11/15/24	285,000	251,512
Gray Television, Inc.
7.500%, 10/1/20	200,000	205,760
Igloo Holdings Corp.
8.250%, 12/15/17 PIK§	814,000	814,000
Interactive Data Corp.
5.875%, 4/15/19§	126,000	128,520
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.750%, 4/1/21	250,000	265,000
Metro-Goldwyn-Mayer, Inc., Term Loan
5.125%, 6/26/20	600,000	597,375
MHGE Parent LLC/MHGE Parent Finance, Inc.
8.500%, 8/1/19§	625,000	618,750
Midcontinent Communications & Midcontinent Finance Corp.
6.875%, 8/15/23§	400,000	406,000
Nexstar Broadcasting, Inc.
6.875%, 11/15/20	252,000	257,670
6.125%, 2/15/22§	55,000	53,900
Numericable-SFR
4.875%, 5/15/19§	650,000	645,125
Regal Entertainment Group
5.750%, 3/15/22	150,000	150,750
Sirius XM Radio, Inc.
6.000%, 7/15/24§	700,000	726,250
5.375%, 4/15/25§	204,000	205,020
Tribune Media Co.
5.875%, 7/15/22§	300,000	298,875
Unitymedia GmbH
6.125%, 1/15/25§	600,000	592,875
Ziggo Bond Finance B.V.
5.875%, 1/15/25§	250,000	231,875

		9,188,482

Multiline Retail (0.1%)
99 Cents Only Stores LLC
11.000%, 12/15/19	330,000	132,000

Specialty Retail (0.3%)
L Brands, Inc.
6.875%, 11/1/35§	291,000	299,002
Petco Animal Supplies, Inc.
9.250%, 12/1/18§	205,000	210,894

		509,896

Total Consumer Discretionary		17,441,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Consumer Staples (5.0%)
Beverages (0.5%)
Constellation Brands, Inc.
4.750%, 12/1/25	$104,000	$105,955
DS Services of America, Inc.
10.000%, 9/1/21 (b)§	283,000	321,205
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.500%, 8/15/19§	309,000	319,043

		746,203

Food & Staples Retailing (1.3%)
BI-LO LLC/BI-LO Finance Corp.
8.625%, 9/15/18 PIK§	519,000	441,150
9.250%, 2/15/19§	339,000	340,695
Petco Holdings, Inc.
8.500%, 10/15/17 PIK§	470,000	478,836
Rite Aid Corp.
9.250%, 3/15/20	263,000	278,451
6.125%, 4/1/23§	165,000	169,538
U.S. Foods, Inc.
8.500%, 6/30/19	150,000	154,687

		1,863,357

Food Products (1.2%)
JBS Investments GmbH
7.250%, 4/3/24§	250,000	225,678
JBS USA LLC/JBS USA Finance, Inc.
8.250%, 2/1/20§	330,000	330,000
5.750%, 6/15/25§	363,000	309,519
Post Holdings, Inc.
7.750%, 3/15/24§	225,000	235,687
8.000%, 7/15/25§	61,000	64,508
Progressive Solutions LLC
9.500%, 9/30/21	625,000	615,625

		1,781,017

Household Products (1.6%)
HRG Group, Inc.
7.750%, 1/15/22	600,000	594,000
7.750%, 1/15/22§	1,050,000	1,039,500
Spectrum Brands, Inc.
6.375%, 11/15/20	350,000	369,250
6.625%, 11/15/22	300,000	318,000
Sun Products Corp.
7.750%, 3/15/21§	110,000	95,425

		2,416,175

Tobacco (0.4%)
Vector Group Ltd.
7.750%, 2/15/21	600,000	631,875

Total Consumer Staples		7,438,627

Energy (5.6%)
Oil, Gas & Consumable Fuels (5.6%)
American Energy – Woodford LLC/AEW Finance Corp.
12.000%, 12/30/20 PIK§	150,804	21,867

Antero Resources Corp.
5.375%, 11/1/21	$100,000	$80,000
5.625%, 6/1/23§	392,000	299,880
Artsonig Pty Ltd.
11.500%, 4/1/19 PIK (b)§	396,701	33,720
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.
9.250%, 8/15/21	293,000	55,670
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%, 11/15/22§	320,000	220,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.625%, 1/15/22	311,000	265,905
7.750%, 4/15/23§	225,000	196,875
Carrizo Oil & Gas, Inc.
6.250%, 4/15/23	195,000	158,925
Chaparral Energy, Inc.
9.875%, 10/1/20	300,000	73,500
Concho Resources, Inc.
7.000%, 1/15/21	420,000	416,850
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.125%, 3/1/22	277,000	192,515
6.250%, 4/1/23§	322,000	223,790
CrownRock LP/CrownRock Finance, Inc.
7.750%, 2/15/23§	380,000	373,350
Diamondback Energy, Inc.
7.625%, 10/1/21	115,000	115,000
Eclipse Resources Corp.
8.875%, 7/15/23§	258,000	123,195
EP Energy LLC/Everest Acquisition Finance, Inc.
9.375%, 5/1/20	69,000	42,953
6.375%, 6/15/23	365,000	183,412
Genesis Energy LP/Genesis Energy Finance Corp.
5.750%, 2/15/21	355,000	294,428
6.750%, 8/1/22	140,000	117,775
6.000%, 5/15/23	160,000	126,400
5.625%, 6/15/24	274,000	208,240
Gulfport Energy Corp.
7.750%, 11/1/20	100,000	93,250
Memorial Production Partners LP/Memorial Production Finance Corp.
7.625%, 5/1/21	94,000	27,260
Memorial Resource Development Corp.
5.875%, 7/1/22	400,000	350,000
Oasis Petroleum, Inc.
6.875%, 3/15/22	240,000	155,400
ONEOK, Inc.
7.500%, 9/1/23	338,000	285,610
Parsley Energy LLC/Parsley Finance Corp.
7.500%, 2/15/22§	125,000	119,375

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

PBF Holding Co. LLC/PBF Finance Corp.
7.000%, 11/15/23§	$273,000	$266,175
PBF Logistics LP/PBF Logistics Finance Corp.
6.875%, 5/15/23	339,000	315,270
Rice Energy, Inc.
7.250%, 5/1/23§	196,000	142,590
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.625%, 7/15/22	584,000	414,640
5.625%, 11/15/23§	220,000	156,200
RSP Permian, Inc.
6.625%, 10/1/22§	75,000	69,000
Sanchez Energy Corp.
7.750%, 6/15/21	212,000	128,260
Seven Generations Energy Ltd.
8.250%, 5/15/20§	225,000	201,982
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.500%, 7/1/21	299,000	251,160
5.500%, 8/15/22	218,000	159,140
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875%, 2/1/21	400,000	357,000
6.750%, 3/15/24§	216,000	182,520
Ultra Petroleum Corp.
5.750%, 12/15/18§	192,000	43,200
6.125%, 10/1/24§	420,000	94,500
Western Refining Logistics LP/WNRL Finance Corp.
7.500%, 2/15/23	400,000	376,000
Whiting Petroleum Corp.
5.750%, 3/15/21	250,000	181,250

Total Energy		8,194,032

Financials (13.1%)
Banks (0.1%)
Creditcorp.
12.000%, 7/15/18§	269,000	172,160

Capital Markets (1.0%)
American Capital Ltd.
6.500%, 9/15/18§	580,000	595,950
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance
5.000%, 8/1/21§	975,000	947,230

		1,543,180

Consumer Finance (2.0%)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.250%, 7/1/20	250,000	252,500
4.625%, 10/30/20	350,000	359,406
4.500%, 5/15/21	402,000	408,532
4.625%, 7/1/22	150,000	152,063
Ally Financial, Inc.
3.250%, 11/5/18	700,000	686,875
4.625%, 5/19/22	216,000	218,160

Oxford Finance LLC/Oxford Finance Co-Issuer, Inc.
7.250%, 1/15/18§	$474,000	$472,815
Speedy Cash Intermediate Holdings Corp.
10.750%, 5/15/18§	71,000	36,743
TMX Finance LLC/TitleMax Finance Corp.
8.500%, 9/15/18§	422,000	314,390

		2,901,484

Diversified Financial Services (4.8%)
ACE Cash Express, Inc.
11.000%, 2/1/19§	780,000	280,800
Alphabet Holding Co., Inc.
7.750%, 11/1/17 PIK	461,000	449,475
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.
7.750%, 2/15/18(b)§	400,000	409,000
DFC Finance Corp.
10.500%, 6/15/20§	650,000	383,500
James Hardie International Finance Ltd.
5.875%, 2/15/23§	200,000	203,500
Jefferies LoanCore LLC/JLC Finance Corp.
6.875%, 6/1/20§	600,000	570,000
MJ Acquisition Corp.
9.000%, 4/22/23	650,000	645,125
MSCI, Inc.
5.750%, 8/15/25§	195,000	199,875
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.500%, 7/1/21	575,000	508,875
Nielsen Co. Luxembourg Sarl
5.500%, 10/1/21§	200,000	205,250
Nielsen Finance LLC/Nielsen Finance Co.
5.000%, 4/15/22§	1,110,000	1,093,350
Opal Acquisition, Inc.
8.875%, 12/15/21§	1,266,000	1,049,198
Prospect Holding Co. LLC/Prospect Holding Finance Co.
10.250%, 10/1/18§	405,000	194,653
Speedy Group Holdings Corp.
12.000%, 11/15/17§	603,000	313,560
Stearns Holdings LLC
9.375%, 8/15/20§	622,000	612,670

		7,118,831

Insurance (2.6%)
American Equity Investment Life Holding Co.
6.625%, 7/15/21	825,000	852,385
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 4/1/21§	450,000	459,000
Hub Holdings LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19 PIK§	333,000	309,690
HUB International Ltd.
7.875%, 10/1/21§	870,000	783,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

National Financial Partners Corp.
9.000%, 7/15/21§	$580,000	$530,700
USI, Inc./New York
7.750%, 1/15/21§	275,000	263,312
Wayne Merger Sub LLC
8.250%, 8/1/23§	475,000	442,938
York Risk Services Holding Corp.
8.500%, 10/1/22§	200,000	163,500

		3,805,047

Real Estate Investment Trusts (REITs) (1.6%)
Equinix, Inc.
4.875%, 4/1/20	150,000	155,344
5.375%, 1/1/22	150,000	153,750
5.375%, 4/1/23	300,000	306,000
5.750%, 1/1/25	200,000	204,500
5.875%, 1/15/26	720,000	741,600
Iron Mountain, Inc.
6.000%, 10/1/20§	775,000	815,687

		2,376,881

Real Estate Management & Development (0.5%)
Crescent Resources LLC/Crescent Ventures, Inc.
10.250%, 8/15/17§	180,000	180,000
Greystar Real Estate Partners LLC
8.250%, 12/1/22§	208,000	215,280
Howard Hughes Corp.
6.875%, 10/1/21§	260,000	265,980

		661,260

Thrifts & Mortgage Finance (0.5%)
Provident Funding Associates LP/PFG Finance Corp.
6.750%, 6/15/21§	700,000	677,250

Total Financials		19,256,093

Health Care (10.1%)
Health Care Equipment & Supplies (0.5%)
Greatbatch Ltd.
9.125%, 11/1/23§	215,000	213,925
Hill-Rom Holdings, Inc.
5.750%, 9/1/23§	109,000	111,180
Immucor, Inc.
11.125%, 8/15/19	442,000	406,640

		731,745

Health Care Providers & Services (6.2%)
Acadia Healthcare Co., Inc.
5.125%, 7/1/22	450,000	419,625
5.625%, 2/15/23	152,000	143,260
American Renal Holdings, Inc., Term Loan
8.500%, 3/20/20	599,878	587,880
Amsurg Corp.
5.625%, 7/15/22	400,000	394,000
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	275,000	275,825
8.000%, 11/15/19	200,000	200,500
6.875%, 2/1/22	450,000	426,960
HCA, Inc.
7.690%, 6/15/25	110,000	118,594
5.875%, 2/15/26	1,077,000	1,063,537

HealthSouth Corp.
5.750%, 11/1/24	$400,000	$383,500
IASIS Healthcare LLC/IASIS Capital Corp.
8.375%, 5/15/19	160,000	147,200
LifePoint Health, Inc.
6.625%, 10/1/20	12,000	12,420
Molina Healthcare, Inc.
5.375%, 11/15/22§	550,000	548,625
MPH Acquisition Holdings LLC
6.625%, 4/1/22§	233,000	235,913
Prospect Medical Holdings, Inc.
8.375%, 5/1/19§	300,000	312,750
Select Medical Corp.
6.375%, 6/1/21	300,000	263,640
Surgical Care Affiliates, Inc.
6.000%, 4/1/23§	450,000	437,625
Team Health, Inc.
7.250%, 12/15/23 (b)§	405,000	418,162
Tenet Healthcare Corp.
8.000%, 8/1/20	106,000	106,541
6.000%, 10/1/20	300,000	315,000
8.125%, 4/1/22	187,000	182,793
6.750%, 6/15/23	925,000	857,937
Truven Health Analytics, Inc.
10.625%, 6/1/20	1,285,000	1,291,425

		9,143,712

Health Care Technology (0.3%)
Emdeon, Inc.
6.000%, 2/15/21§	525,000	484,313

Life Sciences Tools & Services (0.0%)
Sterigenics-Nordion Holdings LLC
6.500%, 5/15/23§	73,000	69,350

Pharmaceuticals (3.1%)
Capsugel S.A.
7.000%, 5/15/19 PIK§	1,004,000	981,410
Concordia Healthcare Corp.
9.500%, 10/21/22§	65,000	64,025
7.000%, 4/15/23§	295,000	255,175
DBx Holdings B.V.
7.500%, 2/1/22§	201,000	194,970
Endo Finance LLC/Endo Finco, Inc.
7.750%, 1/15/22 (b)§	25,000	25,500
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
6.000%, 7/15/23§	743,000	735,570
JLL/Delta Dutch Pledgeco B.V.
8.750%, 5/1/20 PIK§	443,000	427,495
Valeant Pharmaceuticals International, Inc.
5.375%, 3/15/20§	450,000	426,375
7.000%, 10/1/20§	73,000	72,635
6.375%, 10/15/20§	500,000	480,050
7.500%, 7/15/21§	385,000	385,000
6.125%, 4/15/25§	495,000	447,975

		4,496,180

Total Health Care		14,925,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Industrials (11.7%)
Aerospace & Defense (1.3%)
Aerojet Rocketdyne Holdings, Inc.
7.125%, 3/15/21	$335,000	$348,400
Bombardier, Inc.
6.125%, 1/15/23§	239,000	167,300
7.500%, 3/15/25§	315,000	223,453
DynCorp International, Inc.
10.375%, 7/1/17	684,000	511,290
Spirit AeroSystems, Inc.
5.250%, 3/15/22	108,000	110,160
TransDigm, Inc.
7.500%, 7/15/21	325,000	337,187
6.500%, 7/15/24	214,000	212,663

		1,910,453

Air Freight & Logistics (0.4%)
DH Services Luxembourg Sarl
7.750%, 12/15/20§	368,000	368,920
XPO Logistics, Inc.
7.875%, 9/1/19§	200,000	203,700

		572,620

Building Products (1.0%)
Building Materials Corp. of America
6.000%, 10/15/25§	220,000	224,400
Nortek, Inc.
8.500%, 4/15/21	468,000	484,380
Reliance Intermediate Holdings LP
6.500%, 4/1/23§	775,000	806,000

		1,514,780

Commercial Services & Supplies (1.9%)
Aramark Services, Inc.
5.125%, 1/15/24 (b)§	725,000	738,630
Covanta Holding Corp.
5.875%, 3/1/24	210,000	190,575
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.375%, 8/1/23§	1,045,000	1,018,875
Multi-Color Corp.
6.125%, 12/1/22§	180,000	177,750
Mustang Merger Corp.
8.500%, 8/15/21§	280,000	290,500
Nufarm Australia Ltd.
6.375%, 10/15/19§	398,000	394,020

		2,810,350

Construction & Engineering (1.4%)
AECOM
5.750%, 10/15/22	525,000	539,438
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.875%, 4/15/19 PIK§	516,762	361,733
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.250%, 10/15/18§	825,000	742,500
Tutor Perini Corp.
7.625%, 11/1/18	355,000	355,000

		1,998,671

Electrical Equipment (0.5%)
Global Brass & Copper, Inc.
9.500%, 6/1/19	$490,000	$519,400
International Wire Group Holdings, Inc.
8.500%, 10/15/17§	235,000	240,287

		759,687

Machinery (2.2%)
Amsted Industries, Inc.
5.000%, 3/15/22§	575,000	575,000
Case New Holland Industrial, Inc.
7.875%, 12/1/17	278,000	293,985
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/21§	350,000	288,094
CNH Industrial Capital LLC
3.875%, 7/16/18	350,000	340,375
4.375%, 11/6/20	250,000	235,625
Park-Ohio Industries, Inc.
8.125%, 4/1/21	397,000	409,902
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.875%, 8/1/20§	818,000	797,550
Waterjet Holdings, Inc.
7.625%, 2/1/20§	334,000	331,495

		3,272,026

Road & Rail (0.9%)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp.
10.000%, 2/15/18 PIK§	350,000	336,000
OPE KAG Finance Sub, Inc.
7.875%, 7/31/23§	422,000	419,362
Watco Cos. LLC/Watco Finance Corp.
6.375%, 4/1/23§	499,000	490,268

		1,245,630

Trading Companies & Distributors (1.7%)
Aircastle Ltd.
5.500%, 2/15/22	200,000	205,000
HD Supply, Inc.
7.500%, 7/15/20	180,000	187,650
11.500%, 7/15/20	534,000	591,405
International Lease Finance Corp.
5.875%, 4/1/19	24,000	25,440
8.625%, 1/15/22	377,000	456,170
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co.
6.875%, 2/15/19§	370,000	308,488
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
8.625%, 6/1/21§	93,000	79,050
Solenis International LP
7.750%, 7/31/22	525,000	413,437
United Rentals North America, Inc.
4.625%, 7/15/23	300,000	297,000

		2,563,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Transportation Infrastructure (0.4%)
Aguila 3 S.A.
7.875%, 1/31/18§	$552,000	$555,478

Total Industrials		17,203,335

Information Technology (11.2%)
Communications Equipment (1.4%)
Aegis Merger Sub, Inc.
10.250%, 2/15/23§	341,000	326,507
CommScope Technologies Finance LLC
6.000%, 6/15/25§	766,000	730,611
CommScope, Inc.
4.375%, 6/15/20§	525,000	525,000
ViaSat, Inc.
6.875%, 6/15/20	500,000	518,750

		2,100,868

Electronic Equipment, Instruments & Components (0.4%)
Anixter, Inc.
5.125%, 10/1/21	200,000	200,000
CPI International, Inc.
8.750%, 2/15/18	450,000	443,250

		643,250

Internet Software & Services (1.5%)
Asurion LLC
8.500%, 2/19/21	1,250,000	1,061,329
Bankrate, Inc.
6.125%, 8/15/18§	178,000	179,780
j2 Global, Inc.
8.000%, 8/1/20	275,000	287,375
Rackspace Hosting, Inc.
6.500%, 1/15/24§	370,000	357,050
TCH 2 Holdings LLC, Term Loan
8.750%, 11/6/21	400,000	368,000

		2,253,534

IT Services (1.6%)
Alliance Data Systems Corp.
5.250%, 12/1/17§	500,000	505,000
6.375%, 4/1/20§	400,000	402,000
5.375%, 8/1/22§	980,000	935,900
First Data Corp.
5.375%, 8/15/23§	425,000	429,250

		2,272,150

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices, Inc.
6.750%, 3/1/19	356,000	256,320
Qorvo, Inc.
7.000%, 12/1/25§	245,000	252,350
Sensata Technologies UK Financing Co. plc
6.250%, 2/15/26§	992,000	1,031,680

		1,540,350

Software (5.1%)
Audatex North America, Inc.
6.000%, 6/15/21§	265,000	265,000
6.125%, 11/1/23§	2,070,000	2,070,000

BCP Singapore VI Cayman Financing Co., Ltd.
8.000%, 4/15/21§	$353,000	$282,400
BMC Software Finance, Inc.
8.125%, 7/15/21§	295,000	196,175
BMC Software, Inc.
7.250%, 6/1/18	80,000	65,900
Boxer Parent Co., Inc.
9.000%, 10/15/19 PIK§	755,000	460,550
Ensemble S Merger Sub, Inc.
9.000%, 9/30/23§	976,000	934,520
Infor Software Parent LLC/Infor Software Parent, Inc.
7.125%, 5/1/21 PIK§	258,000	186,405
Infor U.S., Inc.
5.750%, 8/15/20 (b)§	235,000	236,762
6.500%, 5/15/22§	520,000	439,400
Informatica LLC
7.125%, 7/15/23§	850,000	767,125
Nuance Communications, Inc.
5.375%, 8/15/20§	630,000	632,709
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23§	850,000	877,625

		7,414,571

Technology Hardware, Storage & Peripherals (0.1%)
NCR Corp.
6.375%, 12/15/23	197,000	189,120

Total Information Technology		16,413,843

Materials (5.4%)
Chemicals (1.4%)
Eco Services Operations LLC/Eco Finance Corp.
8.500%, 11/1/22§	278,000	235,605
Huntsman International LLC
4.875%, 11/15/20	65,000	59,475
INEOS Group Holdings S.A.
6.125%, 8/15/18§	205,000	202,950
Nexeo Solutions LLC/Nexeo Solutions Finance Corp.
8.375%, 3/1/18	471,000	441,563
Rayonier AM Products, Inc.
5.500%, 6/1/24§	631,000	498,490
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.
6.500%, 4/15/21§	412,000	399,640
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc.
6.750%, 5/1/22§	200,000	197,000

		2,034,723

Construction Materials (0.3%)
Summit Materials LLC/Summit Materials Finance Corp.
6.125%, 7/15/23 (b)§	167,000	164,078
6.125%, 7/15/23	222,000	218,115

		382,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Containers & Packaging (1.9%)
Ardagh Finance Holdings S.A.
8.625%, 6/15/19 PIK§	$227,162	$224,459
Ball Corp.
4.375%, 12/15/20	350,000	359,625
Berry Plastics Corp.
6.000%, 10/15/22§	350,000	357,000
5.125%, 7/15/23	227,000	220,757
BWAY Holding Co.
9.125%, 8/15/21§	665,000	620,112
Coveris Holding Corp.
10.000%, 6/1/18§	150,000	142,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
9.875%, 8/15/19	120,000	120,900
5.750%, 10/15/20	783,000	796,468

		2,841,821

Metals & Mining (1.8%)
Aleris International, Inc.
7.625%, 2/15/18	251,000	213,350
7.875%, 11/1/20	339,000	259,335
ArcelorMittal S.A.
7.250%, 2/25/22	255,000	205,275
8.000%, 10/15/39	400,000	273,000
Barminco Finance Pty Ltd.
9.000%, 6/1/18§	295,000	232,312
HudBay Minerals, Inc.
9.500%, 10/1/20	338,000	247,585
Novelis, Inc.
8.375%, 12/15/17	120,000	116,700
Prince Mineral Holding Corp.
11.500%, 12/15/19§	380,000	273,600
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20§	725,000	449,500
SunCoke Energy, Inc.
7.625%, 8/1/19	37,000	35,890
WireCo WorldGroup, Inc.
9.500%, 5/15/17	400,000	329,000

		2,635,547

Total Materials		7,894,284

Telecommunication Services (10.2%)
Diversified Telecommunication Services (7.5%)
CCO Holdings LLC/CCO Holdings Capital Corp.
5.250%, 3/15/21	100,000	103,380
6.625%, 1/31/22	600,000	633,750
5.125%, 5/1/23§	650,000	647,562
5.875%, 5/1/27§	550,000	544,500
CenturyLink, Inc.
5.625%, 4/1/20	400,000	396,000
Columbus International, Inc.
7.375%, 3/30/21§	400,000	397,500
Frontier Communications Corp.
8.875%, 9/15/20§	325,000	327,860

Hughes Satellite Systems Corp.
6.500%, 6/15/19	$840,000	$906,150
7.625%, 6/15/21	150,000	158,625
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	230,000	200,215
Intelsat Luxembourg S.A.
8.125%, 6/1/23	818,000	372,190
Level 3 Financing, Inc.
6.125%, 1/15/21	375,000	387,187
5.375%, 8/15/22	300,000	303,750
5.625%, 2/1/23	200,000	204,000
5.125%, 5/1/23§	350,000	346,719
5.375%, 1/15/24§	565,000	569,238
Neptune Finco Corp.
6.625%, 10/15/25§	1,175,000	1,221,266
10.875%, 10/15/25§	250,000	261,875
Sprint Capital Corp.
6.875%, 11/15/28	100,000	69,500
8.750%, 3/15/32	799,000	603,245
Telesat Canada/Telesat LLC
6.000%, 5/15/17§	695,000	700,212
Virgin Media Finance plc
6.000%, 10/15/24§	950,000	947,625
Wind Acquisition Finance S.A.
4.750%, 7/15/20§	350,000	346,500
Windstream Services LLC
7.750%, 10/15/20	148,000	125,800
6.375%, 8/1/23	270,000	193,725

		10,968,374

Wireless Telecommunication Services (2.7%)
Altice Financing S.A.
6.625%, 2/15/23§	993,000	983,070
Digicel Group Ltd.
8.250%, 9/30/20§	412,000	339,900
Digicel Ltd.
6.750%, 3/1/23§	365,000	303,863
Inmarsat Finance plc
4.875%, 5/15/22§	200,000	195,000
Sprint Corp.
7.250%, 9/15/21	350,000	263,375
7.875%, 9/15/23	710,000	531,861
7.125%, 6/15/24	318,000	227,370
Syniverse Holdings, Inc.
9.125%, 1/15/19	155,000	71,300
T-Mobile USA, Inc.
6.625%, 11/15/20	285,000	296,257
6.000%, 3/1/23	150,000	151,875
6.375%, 3/1/25	200,000	202,000
6.500%, 1/15/26	300,000	302,850
UPCB Finance IV Ltd.
5.375%, 1/15/25§	150,000	141,375

		4,010,096

Total Telecommunication Services		14,978,470

Utilities (0.7%)
Independent Power and Renewable Electricity Producers (0.7%)
AES Corp.
7.375%, 7/1/21	60,000	61,050
5.500%, 4/15/25	299,000	263,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Dynegy, Inc.
7.625%, 11/1/24	$465,000	$396,459
Talen Energy Supply LLC
4.600%, 12/15/21	326,000	201,207
6.500%, 6/1/25§	220,000	144,650

Total Utilities		1,066,486

Total Corporate Bonds		124,798,385

Total Long-Term Debt Securities (84.9%) (Cost $136,945,973)		124,811,510

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.0%)
iShares® iBoxx $ High Yield Corporate Bond ETF	81,520	6,568,882
SPDR® Barclays High Yield Bond ETF	198,195	6,720,792

Total Investment Companies (9.0%) (Cost $14,999,179)		13,289,674

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
General Maritime Corp, expiring 5/17/17 (b)*† (Cost $—)	1,803	—

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (1.9%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,820,746	$2,820,746

Total Short-Term Investment (1.9%) (Cost $2,820,746)		2,820,746

Total Investments (95.8%) (Cost $154,765,898)		140,921,930
Other Assets Less Liabilities (4.2%)		6,156,101

Net Assets (100%)		$147,078,031

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $75,054,867 or 51.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $2,347,057 or 1.6% of net assets.

Glossary:

PIK	— Payment-in Kind Security

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/7/16	JPMorgan Chase Bank	250	$368,552	$376,992	$(8,440)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/7/16	JPMorgan Chase Bank	250	$382,681	$368,552	$14,129

					$5,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$17,441,040	$—		$17,441,040
Consumer Staples	—	7,438,627	—		7,438,627
Energy	—	8,194,032	—		8,194,032
Financials	—	19,256,093	—		19,256,093
Health Care	—	14,925,300	—		14,925,300
Industrials	—	17,203,335	—		17,203,335
Information Technology	—	16,413,843	—		16,413,843
Materials	—	7,894,284	—		7,894,284
Telecommunication Services	—	14,978,470	—		14,978,470
Utilities	—	1,066,486	—		1,066,486
Forward Currency Contracts	—	14,129	—		14,129
Investment Companies
Exchange Traded Funds (ETFs)	13,289,674	—	—		13,289,674
Short-Term Investments	2,820,746	—	—		2,820,746
Warrants
Energy	—	—	—	(a)	— (a)

Total Assets	$16,110,420	$124,825,639	$—		$140,936,059

Liabilities:
Forward Currency Contracts	$—	$(8,440)	$—		$(8,440)

Total Liabilities	$—	$(8,440)	$—		$(8,440)

Total	$16,110,420	$124,817,199	$—		$140,927,619

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$14,129

	Liability Derivatives
Foreign exchange contracts	Payables	$(8,440)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$211,940	$211,940

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(68,851)	$(68,851)

^ This Portfolio held forward foreign currency contracts as a substitute for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $1,655,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$14,129	$(8,440)	$—	$5,689

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$8,440	$(8,440)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$148,699,117
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$169,927,361

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$560,971
Aggregate gross unrealized depreciation	(14,576,438)

Net unrealized depreciation	$(14,015,467)

Federal income tax cost of investments	$154,937,397

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $154,765,898)	$140,921,930
Cash	3,887,752
Foreign cash (Cost $2,554)	2,490
Dividends, interest and other receivables	2,442,762
Receivable from Separate Accounts for Trust shares sold	16,559
Unrealized appreciation on forward foreign currency contracts	14,129
Other assets	609

Total assets	147,286,231

LIABILITIES
Investment management fees payable	75,004
Payable for securities purchased	24,065
Administrative fees payable	15,506
Payable to Separate Accounts for Trust shares redeemed	12,031
Unrealized depreciation on forward foreign currency contracts	8,440
Distribution fees payable - Class IB	2,828
Trustees’ fees payable	182
Accrued expenses	70,144

Total liabilities	208,200

NET ASSETS	$147,078,031

Net assets were comprised of:
Paid in capital	$166,499,444
Accumulated undistributed net investment income (loss)	(27,534)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(5,555,536)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(13,838,343)

Net assets	$147,078,031

Class IB
Net asset value, offering and redemption price per share, $13,208,111 / 1,469,851 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.99

Class K
Net asset value, offering and redemption price per share, $133,869,920 / 14,907,208 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$9,961,486
Dividends	719,191

Total income	10,680,677

EXPENSES
Investment management fees	957,489
Administrative fees	197,257
Custodian fees	81,000
Professional fees	74,698
Distribution fees - Class IB	46,963
Printing and mailing expenses	7,919
Trustees’ fees	3,390
Miscellaneous	27,539

Gross expenses	1,396,255
Less: Waiver from investment manager	(6,836)

Net expenses	1,389,419

NET INVESTMENT INCOME (LOSS)	9,291,258

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(4,981,949)
Foreign currency transactions	221,041

Net realized gain (loss)	(4,760,908)

Change in unrealized appreciation (depreciation) on:
Investments	(7,507,099)
Foreign currency translations	(67,565)

Net change in unrealized appreciation (depreciation)	(7,574,664)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,335,572)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,044,314)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,291,258	$7,475,430
Net realized gain (loss) on investments and foreign currency transactions	(4,760,908)	(675,766)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,574,664)	(6,747,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,044,314)	52,055

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(789,889)	(1,327,516)
Class K	(8,406,302)	(6,361,127)

	(9,196,191)	(7,688,643)

Distributions from net realized capital gains
Class IB	—	(12,627)
Class K	—	(56,809)

	—	(69,436)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,196,191)	(7,758,079)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 769,672 and 761,133 shares, respectively ]	7,707,123	7,921,388
Capital shares issued in reinvestment of dividends and distributions [ 88,534 and 137,091 shares, respectively ]	789,889	1,340,143
Capital shares repurchased [ (2,786,374) and (179,717) shares, respectively ]	(28,339,424)	(1,864,713)

Total Class IB transactions	(19,842,412)	7,396,818

Class K
Capital shares sold [ 2,551,963 and 8,964,562 shares, respectively ]	25,653,076	93,444,409
Capital shares sold in-kind (Note 8) [ 0 and 5,622,179 shares, respectively ]	—	58,378,349
Capital shares issued in reinvestment of dividends and distributions [ 942,908 and 656,910 shares, respectively ]	8,406,302	6,417,936
Capital shares repurchased [ (3,809,986) and (3,485,547) shares, respectively ]	(38,644,349)	(36,214,841)

Total Class K transactions	(4,584,971)	122,025,853

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(24,427,383)	129,422,671

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,667,888)	121,716,647
NET ASSETS:
Beginning of year	183,745,919	62,029,272

End of year (a)	$147,078,031	$183,745,919

(a) lncludes accumulated undistributed (overdistributed) net investment income (loss) of	$(27,534)	$1,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		February 8, 2013* to December 31, 2013
Class IB	2015	2014
Net asset value, beginning of period	$9.87	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.56	0.55	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.86)	(0.37)	0.11

Total from investment operations	(0.30)	0.18	0.63

Less distributions:
Dividends from net investment income	(0.58)	(0.41)	(0.51)
Distributions from net realized gains	—	— #	(0.02)

Total dividends and distributions	(0.58)	(0.41)	(0.53)

Net asset value, end of period	$8.99	$9.87	$10.10

Total return (b)	(3.02)%	1.86%	6.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,208	$33,545	$27,055
Ratio of expenses to average net assets:
After waivers (a)(f)	1.08%	1.18%	1.20%
Before waivers (a)(f)	1.09%	1.18%	1.32%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.58%	5.30%	5.69	%(l)
Before waivers (a)(f)	5.58%	5.30%	5.57	%(l)
Portfolio turnover rate (z)^	98%	75%	84%

	Year Ended December 31,		February 8, 2013* to December 31, 2013
Class K	2015	2014
Net asset value, beginning of period	$9.87	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.59	0.58	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.88)	(0.37)	0.11

Total from investment operations	(0.29)	0.21	0.66

Less distributions:
Dividends from net investment income	(0.60)	(0.44)	(0.54)
Distributions from net realized gains	—	— #	(0.02)

Total dividends and distributions	(0.60)	(0.44)	(0.56)

Net asset value, end of period	$8.98	$9.87	$10.10

Total return (b)	(2.87)%	2.13%	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$133,870	$150,201	$34,974
Ratio of expenses to average net assets:
After waivers (a)(f)	0.84%	0.92%	0.95%
Before waivers (a)(f)	0.85%	0.92%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.86%	5.55%	5.95	%(l)
Before waivers (a)(f)	5.86%	5.55%	5.83	%(l)
Portfolio turnover rate (z)^	98%	75%	84%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.43%	1.35%	2.33%
Portfolio – Class IB Shares	0.43	1.30	2.18
Portfolio – Class K Shares*	0.69	N/A	0.74
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	3.71
* Date of inception 8/26/11. Returns for periods greater than one year are annualized. Prior to February 15, 2011, the Portfolio had a different investment objective and investment strategies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.43% for the year ended December 31, 2015. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index, returned 1.18% over the same period.

Portfolio Highlights

Although it was a mixed year for the domestic and global economy in general, the Federal Reserve decided that the conditions necessary for liftoff were met and raised interest rates after remaining on hold at near zero levels for seven years. U.S. intermediate-term government bonds posted mild positive returns for the year. Against this backdrop the Portfolio produced positive returns for the year, roughly matching its benchmark, after a margin for fees.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	3.49
Weighted Average Coupon (%)	1.91
Weighted Average Modified Duration (Years)*	3.26
Weighted Average Rating**	AA1

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	88.5%
Exchange Traded Fund	10.4
Investment Companies	1.4
Financials	0.6
Energy	0.1
Cash and Other	(1.0)

100.0%

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$999.49	$3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.57
Class IB
Actual	1,000.00	999.46	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.57
Class K
Actual	1,000.00	1,001.04	2.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.93	2.30

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.70%, 0.70% and 0.45%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.7%)
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petroleos Mexicanos
2.378%, 4/15/25	$4,469,750	$4,450,173
2.460%, 12/15/25	5,000,000	4,995,285

Total Energy		9,445,458

Financials (0.6%)
Diversified Financial Services (0.6%)
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17	280,000	284,724
3.450%, 6/12/21	280,000	298,195
Private Export Funding Corp.
1.375%, 2/15/17	740,000	742,711
1.875%, 7/15/18	10,250,000	10,358,789
4.375%, 3/15/19	280,000	304,088
2.250%, 3/15/20	10,000,000	10,150,894
2.300%, 9/15/20	2,500,000	2,537,412
2.050%, 11/15/22	10,325,000	9,821,700
3.550%, 1/15/24	5,979,000	6,419,839
3.250%, 6/15/25	2,500,000	2,596,495

Total Financials		43,514,847

Total Corporate Bonds		52,960,305

Government Securities (88.5%)
Foreign Governments (0.9%)
Kingdom of Jordan 3.000%, 6/30/25	6,301,000	6,478,512
Republic of Ukraine
1.844%, 5/16/19	10,763,000	10,823,488
1.847%, 5/29/20	22,531,000	22,438,262
State of Israel 5.500%, 4/26/24	27,579,000	33,567,667

		73,307,929

U.S. Government Agencies (48.1%)
Federal Farm Credit Bank
4.875%, 1/17/17	20,050,000	20,848,680
0.800%, 8/4/17	10,000,000	9,944,936
1.000%, 9/25/17	5,000,000	4,991,539
0.810%, 9/28/17	5,000,000	4,968,041
1.150%, 10/10/17	10,000,000	9,999,681
0.730%, 10/13/17	5,000,000	4,959,177
0.710%, 10/20/17	15,000,000	14,862,077
0.820%, 12/12/17	10,000,000	9,920,281
1.125%, 12/18/17	10,000,000	9,991,490
1.070%, 2/12/18	15,000,000	14,926,396
1.100%, 3/14/18	10,000,000	9,972,495
0.930%, 4/13/18	5,000,000	4,957,887
1.100%, 6/1/18	20,000,000	19,919,530
1.300%, 12/14/18	10,000,000	9,972,859
Federal Home Loan Bank
1.625%, 12/9/16	40,000,000	40,251,272
4.750%, 12/16/16	22,590,000	23,398,867
0.625%, 12/28/16	50,000,000	49,846,575
0.800%, 12/30/16	10,000,000	9,991,687
0.875%, 3/10/17	20,000,000	19,962,574
4.875%, 5/17/17	32,000,000	33,687,574

0.875%, 5/24/17	$51,000,000	$50,864,146
0.625%, 5/30/17	47,420,000	47,183,028
5.250%, 6/5/17	4,650,000	4,911,061
1.000%, 6/9/17	18,650,000	18,617,370
1.000%, 6/21/17	80,000,000	79,888,024
1.250%, 6/23/17	10,000,000	10,016,177
1.250%, 7/28/17	10,000,000	10,021,186
0.750%, 8/28/17	80,000,000	79,457,536
2.250%, 9/8/17	1,850,000	1,883,966
0.625%, 10/26/17	30,000,000	29,789,994
5.000%, 11/17/17	30,000,000	32,136,381
1.000%, 12/19/17	43,750,000	43,599,238
1.375%, 3/9/18	25,000,000	25,088,403
1.125%, 4/25/18	50,000,000	49,867,880
4.750%, 6/8/18	1,850,000	2,003,649
1.875%, 3/8/19	32,600,000	32,991,995
5.375%, 5/15/19	1,850,000	2,083,154
1.625%, 6/14/19	6,000,000	6,023,389
4.125%, 12/13/19	450,000	489,163
1.875%, 3/13/20	20,000,000	20,145,314
4.125%, 3/13/20	4,650,000	5,090,060
1.830%, 7/29/20	20,000,000	20,010,776
2.875%, 9/11/20	10,000,000	10,467,370
4.625%, 9/11/20	9,500,000	10,697,278
1.700%, 10/19/20	10,000,000	9,895,790
3.625%, 3/12/21	450,000	488,446
5.625%, 6/11/21	1,850,000	2,200,181
2.875%, 9/13/24	5,000,000	5,133,690
Federal Home Loan Mortgage Corp.
0.500%, 1/27/17	56,875,000	56,562,324
5.000%, 2/16/17	30,000,000	31,331,502
0.875%, 2/22/17	40,000,000	39,961,312
1.000%, 3/8/17	67,950,000	67,946,399
5.000%, 4/18/17	41,800,000	43,934,103
0.700%, 5/8/17	5,000,000	4,982,378
0.800%, 5/12/17	1,000,000	997,765
1.250%, 5/12/17	40,300,000	40,428,150
1.000%, 6/29/17	26,000,000	25,992,559
0.750%, 7/14/17	60,000,000	59,694,222
1.000%, 7/25/17	4,650,000	4,646,081
1.000%, 7/28/17	30,950,000	30,906,534
5.500%, 8/23/17	16,800,000	17,990,292
1.000%, 9/29/17	59,300,000	59,165,715
0.875%, 10/6/17	10,000,000	9,945,144
0.750%, 10/27/17	10,000,000	9,921,713
5.125%, 11/17/17	47,548,000	51,016,080
0.850%, 11/24/17	5,000,000	4,964,517
1.000%, 12/15/17	29,000,000	28,902,035
0.750%, 1/12/18	50,000,000	49,558,090
1.150%, 2/27/18	10,000,000	9,982,532
0.875%, 3/7/18	60,000,000	59,527,974
1.000%, 4/13/18	10,000,000	9,931,983
1.100%, 5/7/18	5,000,000	4,972,648
1.250%, 5/14/18	10,000,000	9,988,204
1.050%, 5/17/18	10,000,000	9,934,279
1.250%, 5/25/18	15,000,000	14,982,220
4.875%, 6/13/18	28,000,000	30,388,403
1.250%, 8/24/18	10,000,000	9,978,363
1.200%, 10/29/18	20,000,000	19,844,686
1.250%, 10/29/18	10,000,000	9,968,214
1.500%, 12/14/18	20,000,000	19,999,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

3.750%, 3/27/19	$42,550,000	$45,586,666
1.750%, 5/30/19	48,650,000	49,005,495
2.000%, 7/30/19	200,000	202,952
1.250%, 8/1/19	61,000,000	60,263,699
1.250%, 10/2/19	70,500,000	69,457,538
1.375%, 5/1/20	100,000,000	98,589,110
2.100%, 12/30/20	15,000,000	15,006,309
2.375%, 1/13/22	110,000,000	111,506,406
Federal National Mortgage Association
1.250%, 1/30/17	47,950,000	48,036,348
5.000%, 2/13/17	56,350,000	58,877,303
0.750%, 4/20/17	30,000,000	29,895,327
1.125%, 4/27/17	46,000,000	46,070,716
5.000%, 5/11/17	53,650,000	56,493,010
2.000%, 5/16/17	10,000,000	10,055,963
(Zero Coupon), 6/1/17	1,400,000	1,379,235
5.375%, 6/12/17	40,860,000	43,389,692
1.070%, 7/28/17	10,000,000	10,001,535
0.875%, 8/28/17	37,250,000	37,133,858
1.000%, 9/20/17	30,000,000	29,925,567
2.000%, 9/26/17	5,000,000	5,041,693
1.000%, 9/27/17	12,500,000	12,477,119
0.875%, 10/26/17	50,000,000	49,744,345
0.900%, 11/7/17	20,000,000	19,882,504
1.000%, 11/28/17	5,000,000	4,984,981
0.875%, 12/20/17	50,000,000	49,716,290
1.000%, 12/28/17	25,000,000	24,856,008
1.030%, 1/30/18	10,000,000	9,946,267
0.875%, 2/8/18	50,000,000	49,633,160
1.200%, 2/28/18	5,000,000	4,991,940
1.625%, 4/27/18	10,000,000	10,020,401
0.875%, 5/21/18	35,000,000	34,681,497
1.125%, 5/25/18	25,000,000	24,913,020
1.750%, 6/8/18	9,550,000	9,576,509
1.125%, 7/20/18	50,000,000	49,729,255
1.875%, 9/18/18	40,000,000	40,544,964
1.250%, 10/17/18	2,000,000	1,993,736
1.125%, 10/19/18	60,000,000	59,601,036
1.100%, 10/29/18	5,000,000	4,958,287
1.160%, 10/29/18	10,000,000	9,931,240
0.500%, 11/13/18 (e)	5,000,000	4,981,347
1.300%, 11/27/18	10,000,000	9,973,611
1.625%, 11/27/18	60,000,000	60,395,808
1.125%, 12/14/18	30,000,000	29,739,165
1.250%, 12/28/18	1,000,000	995,641
1.750%, 1/30/19	2,350,000	2,371,337
1.875%, 2/19/19	50,000,000	50,689,940
1.750%, 6/20/19	50,000,000	50,334,870
1.750%, 9/12/19	50,000,000	50,269,480
1.700%, 10/4/19	13,764,000	13,755,940
(Zero Coupon), 10/9/19	950,000	879,715
1.550%, 10/15/19	2,000,000	1,990,084
1.500%, 10/17/19	10,000,000	9,939,506
1.330%, 10/24/19	5,000,000	4,948,310
1.550%, 10/29/19	10,000,000	9,949,513
1.750%, 11/26/19	50,000,000	50,141,565
1.630%, 1/10/20	20,000,000	19,905,686
1.625%, 1/21/20	30,000,000	29,865,579
1.875%, 2/13/20	10,000,000	10,004,121
1.700%, 3/27/20	2,000,000	1,996,420
1.500%, 6/22/20	60,000,000	59,167,284
1.750%, 11/25/20	5,000,000	4,976,327

1.500%, 11/30/20	$27,255,000	$26,724,176
1.875%, 12/28/20	29,703,000	29,641,096
2.250%, 10/17/22	20,000,000	19,796,158
2.200%, 10/25/22	16,000,000	15,810,643
2.500%, 3/27/23	10,000,000	9,941,584
2.625%, 9/6/24	75,000,000	75,793,583
Financing Corp.
9.400%, 2/8/18	930,000	1,087,613
9.650%, 11/2/18	1,950,000	2,397,940
8.600%, 9/26/19	380,000	476,164
Tennessee Valley Authority
5.500%, 7/18/17	1,850,000	1,973,226
3.875%, 2/15/21	3,345,000	3,631,825
1.875%, 8/15/22	12,000,000	11,682,535
2.875%, 9/15/24	20,000,000	20,172,858

		3,781,265,673

U.S. Treasuries (39.5%)
U.S. Treasury Bonds
8.750%, 5/15/17	6,450,000	7,130,840
8.875%, 8/15/17	3,250,000	3,661,328
9.125%, 5/15/18	2,800,000	3,321,582
9.000%, 11/15/18	2,800,000	3,408,399
8.875%, 2/15/19	9,300,000	11,440,635
8.125%, 8/15/19	2,800,000	3,451,684
8.500%, 2/15/20	1,850,000	2,355,335
8.750%, 5/15/20	2,800,000	3,628,324
8.750%, 8/15/20	6,500,000	8,513,159
7.875%, 2/15/21	2,800,000	3,624,469
8.125%, 5/15/21	3,250,000	4,284,985
8.000%, 11/15/21	2,800,000	3,739,367
7.125%, 2/15/23	2,000,000	2,670,430
6.250%, 8/15/23	1,000,000	1,290,781
U.S. Treasury Notes
0.750%, 1/15/17	20,000,000	19,984,082
0.500%, 1/31/17	25,000,000	24,911,620
0.875%, 1/31/17	14,000,000	14,004,717
3.125%, 1/31/17	18,650,000	19,098,491
0.625%, 2/15/17	36,000,000	35,914,396
4.625%, 2/15/17	16,600,000	17,285,560
0.875%, 2/28/17	18,650,000	18,660,746
3.000%, 2/28/17	20,500,000	21,000,588
3.250%, 3/31/17	23,300,000	23,970,672
3.125%, 4/30/17	11,650,000	11,985,847
2.750%, 5/31/17	20,500,000	21,018,607
2.500%, 6/30/17	14,450,000	14,773,290
2.375%, 7/31/17	22,100,000	22,567,251
4.750%, 8/15/17	8,850,000	9,382,556
1.875%, 8/31/17	25,650,000	26,003,690
1.000%, 9/15/17	25,000,000	24,985,962
0.625%, 9/30/17	25,000,000	24,827,270
1.875%, 9/30/17	23,300,000	23,626,633
0.750%, 10/31/17	25,000,000	24,865,235
1.875%, 10/31/17	20,200,000	20,493,926
4.250%, 11/15/17	23,750,000	25,144,500
0.625%, 11/30/17	25,000,000	24,793,213
0.750%, 12/31/17	40,000,000	39,728,124
2.750%, 12/31/17	4,200,000	4,334,941
0.875%, 1/31/18	20,000,000	19,900,000
2.625%, 1/31/18	19,550,000	20,153,491
3.500%, 2/15/18	18,650,000	19,581,407
0.750%, 2/28/18	30,000,000	29,745,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

2.750%, 2/28/18	$13,500,000	$13,963,271
0.750%, 3/31/18	20,000,000	19,823,438
2.875%, 3/31/18	5,600,000	5,813,336
0.625%, 4/30/18	25,000,000	24,678,467
2.625%, 4/30/18	4,650,000	4,806,711
3.875%, 5/15/18	4,650,000	4,947,618
1.000%, 5/31/18	25,000,000	24,873,780
2.375%, 5/31/18	13,500,000	13,879,951
1.375%, 6/30/18	20,000,000	20,079,688
2.375%, 6/30/18	23,750,000	24,446,960
1.375%, 7/31/18	25,000,000	25,094,238
2.250%, 7/31/18	25,150,000	25,804,785
4.000%, 8/15/18	5,600,000	6,007,805
1.500%, 8/31/18	22,850,000	22,999,284
1.375%, 9/30/18	20,000,000	20,061,914
1.750%, 10/31/18	18,650,000	18,888,953
3.750%, 11/15/18	29,800,000	31,880,180
1.250%, 11/30/18	40,000,000	39,928,908
1.375%, 11/30/18	14,000,000	14,028,574
1.375%, 12/31/18	18,650,000	18,662,566
1.500%, 12/31/18	40,000,000	40,177,736
1.250%, 1/31/19	18,650,000	18,588,076
1.500%, 1/31/19	50,000,000	50,172,365
2.750%, 2/15/19	23,750,000	24,748,011
1.375%, 2/28/19	14,000,000	13,990,292
1.500%, 2/28/19	30,000,000	30,093,456
1.500%, 3/31/19	25,000,000	25,071,290
1.625%, 3/31/19	20,000,000	20,125,586
1.250%, 4/30/19	14,000,000	13,910,723
1.625%, 4/30/19	40,000,000	40,231,248
3.125%, 5/15/19	20,500,000	21,628,500
1.500%, 5/31/19	30,000,000	30,025,488
1.625%, 6/30/19	50,000,000	50,222,655
0.875%, 7/31/19	23,300,000	22,772,337
1.625%, 7/31/19	35,000,000	35,121,681
3.625%, 8/15/19	14,900,000	15,997,565
1.625%, 8/31/19	40,000,000	40,112,108
1.000%, 9/30/19	5,000,000	4,894,873
1.750%, 9/30/19	50,000,000	50,336,425
1.500%, 10/31/19	40,000,000	39,871,876
3.375%, 11/15/19	31,700,000	33,847,799
1.500%, 11/30/19	35,000,000	34,860,546
1.625%, 12/31/19	35,000,000	35,000,000
1.250%, 1/31/20	55,000,000	54,153,517
1.375%, 1/31/20	2,000,000	1,979,023
3.625%, 2/15/20	24,450,000	26,374,005
1.375%, 2/29/20	55,000,000	54,368,897
1.125%, 3/31/20	20,000,000	19,549,414
1.375%, 3/31/20	50,000,000	49,384,765
1.375%, 4/30/20	30,000,000	29,612,403
3.500%, 5/15/20	28,400,000	30,529,446
1.375%, 5/31/20	20,000,000	19,712,304
1.500%, 5/31/20	50,000,000	49,572,265
1.625%, 6/30/20	25,000,000	24,895,995
1.625%, 7/31/20	50,000,000	49,762,205
2.625%, 8/15/20	13,000,000	13,503,877
1.375%, 8/31/20	50,000,000	49,202,635
2.125%, 8/31/20	10,000,000	10,161,426

1.375%, 9/30/20	$25,000,000	$24,569,093
1.375%, 10/31/20	25,000,000	24,559,815
2.625%, 11/15/20	23,750,000	24,676,110
1.625%, 11/30/20	50,000,000	49,706,055
2.000%, 11/30/20	25,000,000	25,252,930
1.750%, 12/31/20	50,000,000	49,960,940
2.125%, 1/31/21	30,000,000	30,438,282
3.625%, 2/15/21	35,000,000	38,041,651
2.000%, 2/28/21	25,000,000	25,203,370
2.250%, 3/31/21	5,000,000	5,101,318
2.250%, 4/30/21	5,000,000	5,098,535
3.125%, 5/15/21	14,300,000	15,206,039
2.125%, 9/30/21	25,000,000	25,262,208
1.875%, 11/30/21	15,000,000	14,937,012
1.500%, 1/31/22	35,000,000	34,020,753
1.750%, 3/31/22	20,000,000	19,691,796
1.750%, 4/30/22	25,000,000	24,601,808
1.625%, 8/15/22	40,000,000	38,960,936
1.750%, 9/30/22	25,000,000	24,501,953
1.875%, 10/31/22	25,000,000	24,683,350
1.625%, 11/15/22	10,000,000	9,714,648
2.000%, 11/30/22	10,000,000	9,946,289
2.125%, 12/31/22	35,000,000	35,064,257
2.000%, 2/15/23	50,000,000	49,708,985
1.750%, 5/15/23	25,000,000	24,357,423
2.500%, 8/15/23	30,000,000	30,777,831
2.750%, 11/15/23	15,000,000	15,653,174
2.750%, 2/15/24	20,000,000	20,832,812
2.500%, 5/15/24	10,000,000	10,218,750
2.375%, 8/15/24	20,000,000	20,207,422
2.250%, 11/15/24	30,000,000	29,985,645
2.000%, 2/15/25	20,000,000	19,550,196
2.125%, 5/15/25	27,500,000	27,139,599
2.000%, 8/15/25	28,000,000	27,300,820
2.250%, 11/15/25	25,000,000	24,944,825

		3,100,373,705

Total Government Securities		6,954,947,307

Total Long-Term Debt Securities (89.2%) (Cost $7,000,899,406)		7,007,907,612

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.4%)
iShares® Barclays 1-3 Year Treasury Bond ETF	4,288,450	361,773,642
iShares® Barclays 3-7 Year Treasury Bond ETF	1,306,067	160,136,875
iShares® Barclays 7-10 Year Treasury Bond ETF	2,813,450	297,072,185

Total Investment Companies (10.4%) (Cost $798,559,133)		818,982,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	111,716,947	$111,716,947

Total Short-Term Investment (1.4%) (Cost $111,716,947)		111,716,947

Total Investments (101.0%) (Cost $7,911,175,486)		7,938,607,261
Other Assets Less Liabilities (-1.0%)		(77,981,842)

Net Assets (100%)		$7,860,625,419

(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Energy	$—	$9,445,458	$—	$9,445,458
Financials	—	43,514,847	—	43,514,847
Government Securities
Foreign Governments	—	73,307,929	—	73,307,929
U.S. Government Agencies	—	3,781,265,673	—	3,781,265,673
U.S. Treasuries	—	3,100,373,705	—	3,100,373,705
Investment Companies
Exchange Traded Funds (ETFs)	818,982,702	—	—	818,982,702
Short-Term Investments	111,716,947	—	—	111,716,947

Total Assets	$930,699,649	$7,007,907,612	$—	$7,938,607,261

Total Liabilities	$—	$—	$—	$—

Total	$930,699,649	$7,007,907,612	$—	$7,938,607,261

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,796,494,084
Long-term U.S. government debt securities	1,264,061,289

$3,060,555,373

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,847,365,103
Long-term U.S. government debt securities	1,298,261,260

$3,145,626,363

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,720,256
Aggregate gross unrealized depreciation	(25,319,193)

Net unrealized appreciation	$26,401,063

Federal income tax cost of investments	$7,912,206,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $7,911,175,486)	$7,938,607,261
Cash	575,029
Dividends, interest and other receivables	29,722,219
Other assets	24,620

Total assets	7,968,929,129

LIABILITIES
Payable for securities purchased	105,003,320
Investment management fees payable	2,256,474
Administrative fees payable	674,787
Distribution fees payable – Class IB	85,276
Distribution fees payable – Class IA	31,334
Trustees’ fees payable	7,146
Accrued expenses	245,373

Total liabilities	108,303,710

NET ASSETS	$7,860,625,419

Net assets were comprised of:
Paid in capital	$7,833,882,996
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(689,352)
Net unrealized appreciation (depreciation) on investments	27,431,775

Net assets	$7,860,625,419

Class IA
Net asset value, offering and redemption price per share, $148,253,112 / 14,424,920 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.28

Class IB
Net asset value, offering and redemption price per share, $399,875,558 / 39,136,217 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

Class K
Net asset value, offering and redemption price per share, $7,312,496,749 / 711,547,349 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$93,995,783
Dividends	9,880,148

Total income	103,875,931

EXPENSES
Investment management fees	27,479,552
Administrative fees	8,092,644
Distribution fees – Class IB	1,040,231
Distribution fees – Class IA	381,714
Printing and mailing expenses	324,623
Trustees’ fees	163,703
Custodian fees	152,000
Professional fees	105,949
Miscellaneous	170,608

Total expenses	37,911,024

NET INVESTMENT INCOME (LOSS)	65,964,907

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	8,799,313
Net change in unrealized appreciation (depreciation) on investments	(20,513,184)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,713,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,251,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$65,964,907	$51,048,459
Net realized gain (loss) on investments	8,799,313	7,903,508
Net change in unrealized appreciation (depreciation) on investments	(20,513,184)	78,837,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,251,036	137,789,051

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(899,124)	(634,957)
Class IB	(2,442,783)	(1,745,783)
Class K	(62,799,292)	(48,894,882)

	(66,141,199)	(51,275,622)

Distributions from net realized capital gains
Class IA	(168,070)	(133,596)
Class IB	(459,451)	(369,061)
Class K	(8,306,459)	(6,362,053)

	(8,933,980)	(6,864,710)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(75,075,179)	(58,140,332)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,606,249 and 1,465,304 shares, respectively ]	16,663,887	15,091,796
Capital shares issued in reinvestment of dividends and distributions [ 103,623 and 74,606 shares, respectively ]	1,067,194	768,553
Capital shares repurchased [ (2,522,317) and (2,998,764) shares, respectively ]	(26,178,259)	(30,887,568)

Total Class IA transactions	(8,447,178)	(15,027,219)

Class IB
Capital shares sold [ 5,685,388 and 5,828,367 shares, respectively ]	58,712,599	59,684,729
Capital shares issued in reinvestment of dividends and distributions [ 283,456 and 206,495 shares, respectively ]	2,902,234	2,114,844
Capital shares repurchased [ (8,439,654) and (9,746,843) shares, respectively ]	(87,138,333)	(99,880,684)

Total Class IB transactions	(25,523,500)	(38,081,111)

Class K
Capital shares sold [ 61,294,754 and 110,151,366 shares, respectively ]	636,775,218	1,136,273,773
Capital shares issued in reinvestment of dividends and distributions [ 6,905,389 and 5,364,639 shares, respectively ]	71,105,751	55,256,935
Capital shares repurchased [ (77,316,989) and (89,410,896) shares, respectively ]	(804,297,577)	(922,666,687)

Total Class K transactions	(96,416,608)	268,864,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(130,387,286)	215,755,691

TOTAL INCREASE (DECREASE) IN NET ASSETS	(151,211,429)	295,404,410
NET ASSETS:
Beginning of year	8,011,836,848	7,716,432,438

End of year (a)	$7,860,625,419	$8,011,836,848

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.31	$10.20	$10.40	$10.36	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04	0.02	0.02	0.13
Net realized and unrealized gain (loss) on investments	(0.02)	0.12	(0.20)	0.09	0.42

Total from investment operations	0.04	0.16	(0.18)	0.11	0.55

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.03)	(0.07)
Distributions from net realized gains	(0.01)	(0.01)	—	(0.04)	—

Total dividends and distributions	(0.07)	(0.05)	(0.02)	(0.07)	(0.07)

Net asset value, end of year	$10.28	$10.31	$10.20	$10.40	$10.36

Total return	0.43%	1.58%	(1.70)%	1.02%	5.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,253	$157,069	$170,350	$193,913	$213,969
Ratio of expenses to average net assets (f)	0.70%	0.71%	0.72%	0.72%	0.47%
Ratio of net investment income (loss) to average net assets (f)	0.59%	0.42%	0.23%	0.22%	1.32%
Portfolio turnover rate^	39%	31%	40%	68%	33%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.25	$10.14	$10.34	$10.30	$9.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04	0.02	0.02	0.10
Net realized and unrealized gain (loss) on investments	(0.02)	0.12	(0.20)	0.09	0.42

Total from investment operations	0.04	0.16	(0.18)	0.11	0.52

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.03)	(0.04)
Distributions from net realized gains	(0.01)	(0.01)	—	(0.04)	—

Total dividends and distributions	(0.07)	(0.05)	(0.02)	(0.07)	(0.04)

Net asset value, end of year	$10.22	$10.25	$10.14	$10.34	$10.30

Total return	0.43%	1.59%	(1.72)%	1.02%	5.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$399,876	$426,394	$459,699	$536,906	$550,995
Ratio of expenses to average net assets (f)	0.70%	0.71%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	0.59%	0.42%	0.23%	0.22%	1.01%
Portfolio turnover rate^	39%	31%	40%	68%	33%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$10.31	$10.20	$10.40	$10.36	$10.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.02)	0.12	(0.20)	0.08	0.05

Total from investment operations	0.07	0.19	(0.15)	0.13	0.09

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.05)	(0.05)	(0.06)
Distributions from net realized gains	(0.01)	(0.01)	—	(0.04)	—

Total dividends and distributions	(0.10)	(0.08)	(0.05)	(0.09)	(0.06)

Net asset value, end of period	$10.28	$10.31	$10.20	$10.40	$10.36

Total return (b)	0.69%	1.84%	(1.46)%	1.27%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,312,497	$7,428,374	$7,086,384	$6,565,102	$3,705,100
Ratio of expenses to average net assets (a)(f)	0.45%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	0.84%	0.67%	0.48%	0.47%	1.07%
Portfolio turnover rate^	39%	31%	40%	68%	33%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.05)%	2.52%	0.43%
Portfolio – Class IB Shares	(2.12)	2.46	0.28
Portfolio – Class K Shares*	(1.91)	N/A	5.83
MSCI EAFE Index	(0.81)	3.60	3.03
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(1.59)	3.49	N/A
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.12)% for the year ended December 31, 2015. The Portfolio’s benchmarks, MSCI EAFE Index and the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX200, returned (0.81)% and (1.59)%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•

The sectors that contributed most to relative performance for the year ending December 31, 2015 were Consumer Staples, Consumer Discretionary, Health Care, Telecommunication Services and Information Technology.

•

The top five stocks that provided the most positive impact to Portfolio performance for the year ending December 31, 2015 were Anheuser-Busch Inbev, Nippon Tel & Tel Corp., Airbus Group SE, Sap SE and Allianz SE.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ending December 31, 2015 were Materials, Energy, Financials, Utilities and Industrials.

•

The five stocks that had the least impact on performance in the Portfolio for the year ending December 31, 2015 were Banco Santander S.A., Royal Dutch Shell plc Cl A, Glencore plc, Bhp Billiton Ltd. and Royal Dutch Shell plc Cl B.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$ 423,276,933	25.3%
Industrials	206,995,405	12.4
Consumer Discretionary	203,654,969	12.2
Consumer Staples	197,585,294	11.8
Health Care	159,450,852	9.5
Telecommunication Services	104,511,108	6.3
Energy	101,533,528	6.1
Materials	101,005,572	6.0
Information Technology	89,389,104	5.3
Utilities	64,683,222	3.9
Investment Company	13,550,569	0.8
Cash and Other	6,112,705	0.4

		100.0%

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$929.96	$3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.24	4.00
Class IB
Actual	1,000.00	929.60	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.24	4.00
Class K
Actual	1,000.00	930.24	2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.73

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.79%, 0.79% and 0.54%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (10.4%)
Abacus Property Group (REIT)	48,638	$112,637
Adelaide Brighton Ltd.	78,561	269,990
AGL Energy Ltd.	118,255	1,546,314
ALS Ltd.	86,277	235,367
Altium Ltd.	20,202	68,396
Alumina Ltd.	432,773	360,530
Amcor Ltd.	203,433	1,979,210
AMP Ltd.	519,539	2,190,122
Ansell Ltd.	27,014	419,119
APA Group	195,887	1,230,629
APN News & Media Ltd.*	141,202	53,271
APN Outdoor Group Ltd.	29,267	130,137
ARB Corp., Ltd.	12,408	144,716
Ardent Leisure Group	76,425	125,040
Aristocrat Leisure Ltd.	105,165	777,207
Asaleo Care Ltd.	67,054	77,553
Asciano Ltd.	164,191	1,044,631
ASX Ltd.	34,058	1,044,897
Aurizon Holdings Ltd.	368,725	1,172,656
AusNet Services	294,448	316,335
Austal Ltd.	53,046	60,377
Australia & New Zealand Banking Group Ltd.	509,878	10,289,846
Australian Agricultural Co., Ltd.*	58,822	57,350
Australian Pharmaceutical Industries Ltd.	64,304	90,150
Automotive Holdings Group Ltd.	40,038	131,009
Aveo Group	65,519	149,301
AWE Ltd.*	83,880	30,731
Bank of Queensland Ltd.	66,010	665,054
Beach Energy Ltd.	170,881	61,281
Bega Cheese Ltd.	26,385	141,574
Bendigo & Adelaide Bank Ltd.	79,023	682,884
BHP Billiton Ltd.	563,707	7,322,728
BHP Billiton plc	363,675	4,083,028
Blackmores Ltd.	2,217	349,845
BlueScope Steel Ltd.	99,590	317,074
Boral Ltd.	130,616	558,754
Brambles Ltd.	277,336	2,320,767
Breville Group Ltd.	15,684	84,755
Broadspectrum Ltd.*	88,821	89,997
BT Investment Management Ltd.	28,835	268,127
Burson Group Ltd.	42,285	128,827
BWP Trust (REIT)	85,004	194,715
Cabcharge Australia Ltd.	18,017	38,868
Caltex Australia Ltd.	47,459	1,292,200
carsales.com Ltd.	37,476	317,838
Challenger Ltd.	99,596	627,857
Charter Hall Group (REIT)	55,108	180,787
Charter Hall Retail REIT (REIT)	58,694	177,162
CIMIC Group Ltd.	17,798	312,393
Coca-Cola Amatil Ltd.	93,231	628,351
Cochlear Ltd.	9,972	690,593
Commonwealth Bank of Australia	299,868	18,526,102
Computershare Ltd.	89,753	756,523

Corporate Travel Management Ltd.	11,774	$111,974
Costa Group Holdings Ltd.*	43,129	85,289
Cover-More Group Ltd.	55,614	88,901
Credit Corp. Group Ltd.	8,416	63,491
Cromwell Property Group (REIT)	221,317	168,995
Crown Resorts Ltd.	66,878	604,168
CSL Ltd.	81,651	6,225,321
CSR Ltd.	90,884	189,852
Dexus Property Group (REIT)	168,075	911,384
Domino’s Pizza Enterprises Ltd.	11,117	463,788
Downer EDI Ltd.	76,071	197,794
DUET Group	353,501	585,781
DuluxGroup Ltd.	66,804	321,513
Estia Health Ltd.	24,109	127,131
Evolution Mining Ltd.	171,800	174,541
Fairfax Media Ltd.	418,002	278,335
FlexiGroup Ltd.	46,745	102,310
Flight Centre Travel Group Ltd.	10,022	288,812
Forge Group Ltd. (b)*†	11,894	—
Fortescue Metals Group Ltd.	297,817	401,683
G8 Education Ltd.	64,162	166,023
Gateway Lifestyle	42,309	93,070
Genworth Mortgage Insurance Australia Ltd.	53,098	105,849
Goodman Group (REIT)	276,755	1,252,990
GPT Group (REIT)	315,267	1,089,720
GrainCorp Ltd., Class A	32,598	203,625
Greencross Ltd.	16,946	82,298
Growthpoint Properties Australia Ltd. (REIT)	29,966	66,902
GUD Holdings Ltd.	15,365	94,542
GWA Group Ltd.	46,295	66,327
Harvey Norman Holdings Ltd.	105,296	318,205
Healthscope Ltd.	304,250	586,599
Iluka Resources Ltd.	73,254	324,143
Incitec Pivot Ltd.	295,140	843,908
Independence Group NL	71,280	130,045
Insurance Australia Group Ltd.	427,083	1,715,857
Investa Office Fund (REIT)	107,174	310,399
InvoCare Ltd.	19,065	165,953
IOOF Holdings Ltd.	46,757	322,044
IRESS Ltd.	22,555	163,139
iSentia Group Ltd.	35,131	123,222
Japara Healthcare Ltd.	42,772	99,092
JB Hi-Fi Ltd.	17,175	242,830
Karoon Gas Australia Ltd.*	36,949	46,905
LendLease Group	93,352	962,903
Liquefied Natural Gas Ltd.*	83,402	47,721
M2 Group Ltd.	31,438	260,107
Macquarie Atlas Roads Group	71,335	209,938
Macquarie Group Ltd.	59,774	3,571,883
Magellan Financial Group Ltd.	22,859	448,426
Mantra Group Ltd.	46,363	169,920
Mayne Pharma Group Ltd.*	123,229	125,480
McMillan Shakespeare Ltd.	13,557	130,520
Medibank Pvt Ltd.	482,081	751,413
Mesoblast Ltd.*	40,059	53,679
Metcash Ltd.*	154,520	180,309
Mineral Resources Ltd.	26,967	77,932
Mirvac Group (REIT)	639,273	914,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Monadelphous Group Ltd.	15,607	$74,027
Myer Holdings Ltd.	139,264	120,455
MYOB Group Ltd.*	40,441	95,510
National Australia Bank Ltd.	459,611	10,019,493
National Storage REIT (REIT)	53,475	59,693
Navitas Ltd.	53,053	179,138
Newcrest Mining Ltd.*	134,171	1,268,328
Nine Entertainment Co. Holdings Ltd.	117,732	162,057
Northern Star Resources Ltd.	100,756	204,133
Nufarm Ltd.	31,365	189,970
Oil Search Ltd.	205,885	1,007,987
Orica Ltd.	64,917	726,170
Origin Energy Ltd.	306,785	1,033,431
Orora Ltd.	209,411	340,440
OZ Minerals Ltd.	55,506	161,464
OzForex Group Ltd.	42,807	101,893
Pacific Brands Ltd.*	156,549	89,431
Pact Group Holdings Ltd.	29,499	107,248
Perpetual Ltd.	8,350	281,567
Platinum Asset Management Ltd.	37,554	219,305
Premier Investments Ltd.	16,406	168,655
Primary Health Care Ltd.	84,961	143,865
Programmed Maintenance Services Ltd.	43,316	77,703
Qantas Airways Ltd.*	362,808	1,075,907
QBE Insurance Group Ltd.	239,759	2,181,231
Qube Holdings Ltd.	142,135	246,744
Ramsay Health Care Ltd.	22,678	1,115,207
REA Group Ltd.	8,561	340,432
Recall Holdings Ltd.	53,498	268,774
Regis Healthcare Ltd.	23,640	99,928
Regis Resources Ltd.	71,333	120,880
Retail Food Group Ltd.	21,140	70,840
SAI Global Ltd.	37,100	112,680
Sandfire Resources NL	28,104	113,509
Santos Ltd.	263,315	696,907
Scentre Group (REIT)	935,235	2,834,292
SEEK Ltd.	60,712	675,052
Select Harvests Ltd.	12,859	79,011
Seven Group Holdings Ltd.	15,945	63,811
Seven West Media Ltd.	162,807	91,115
Shopping Centres Australasia Property Group (REIT)	126,732	195,485
Sigma Pharmaceuticals Ltd.	188,831	118,231
Sirtex Medical Ltd.	10,052	291,616
Slater & Gordon Ltd.	59,171	35,369
Sonic Healthcare Ltd.	72,579	940,431
South32 Ltd.*	931,472	714,585
Southern Cross Media Group Ltd.	102,266	84,112
Spark Infrastructure Group	266,471	370,908
Spotless Group Holdings Ltd.	191,134	149,308
Star Entertainment Grp Ltd.	136,678	503,048
Steadfast Group Ltd.	128,741	145,273
Stockland Corp., Ltd. (REIT)	417,621	1,239,811
Suncorp Group Ltd.	225,997	1,978,723
Super Retail Group Ltd.	24,608	203,076
Sydney Airport	389,288	1,791,013
Syrah Resources Ltd.*	24,968	70,072
Tabcorp Holdings Ltd.	144,880	494,062

Tassal Group Ltd.	25,297	$86,269
Tatts Group Ltd.	257,356	817,356
Technology One Ltd.	34,925	125,309
Telstra Corp., Ltd.	2,147,488	8,713,498
Ten Network Holdings Ltd.*	357,021	44,012
TPG Telecom Ltd.	54,841	392,065
Transpacific Industries Group Ltd.	269,966	154,310
Transurban Group	353,740	2,685,895
Treasury Wine Estates Ltd.	128,275	770,053
Veda Group Ltd.	147,399	299,883
Vicinity Centres (REIT)	574,389	1,164,019
Village Roadshow Ltd.	14,477	77,773
Virgin Australia International Holdings Pty Ltd. (b)*†	190,064	—
Virtus Health Ltd.	14,480	68,097
Vocus Communications Ltd.	35,607	193,949
Wesfarmers Ltd.	197,428	5,939,969
Western Areas Ltd.	37,325	60,271
Westfield Corp. (REIT)	335,787	2,310,047
Westpac Banking Corp.	583,583	14,145,717
Whitehaven Coal Ltd.*	101,634	50,988
Woodside Petroleum Ltd.	124,463	2,610,397
Woolworths Ltd.	223,246	3,950,718
WorleyParsons Ltd.	38,337	127,559

		173,966,937

Belgium (1.6%)
Anheuser-Busch InBev S.A./N.V.	215,909	26,670,168

Chile (0.0%)
Antofagasta plc	60,643	415,559

Finland (0.5%)
Nokia Oyj	1,120,467	7,976,640

France (14.1%)
Air Liquide S.A.	96,821	10,874,339
Airbus Group SE	164,212	11,025,766
BNP Paribas S.A.	491,274	27,808,077
Carrefour S.A.	156,160	4,496,837
Cie de Saint-Gobain	140,119	6,027,724
Danone S.A.	171,765	11,591,971
Engie S.A.	457,141	8,090,349
Essilor International S.A.	60,826	7,582,325
L’Oreal S.A.	68,717	11,560,992
LVMH Moet Hennessy Louis Vuitton SE	76,553	11,967,276
Orange S.A.	573,638	9,623,547
Safran S.A.	96,190	6,587,717
Sanofi S.A.	334,426	28,535,160
Schneider Electric SE	165,345	9,414,063
Societe Generale S.A.	354,193	16,338,034
Total S.A.	686,196	30,560,321
Unibail-Rodamco SE (REIT)	27,757	7,037,899
Vinci S.A.	156,798	10,055,319
Vivendi S.A.	329,586	7,097,089

		236,274,805

Germany (12.7%)
Allianz SE (Registered)	128,596	22,781,513
BASF SE	258,451	19,758,522
Bayer AG (Registered)	232,695	29,194,221

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Bayerische Motoren Werke (BMW) AG	90,223	$9,502,152
Daimler AG (Registered)	280,451	23,409,315
Deutsche Bank AG (Registered)	388,114	9,525,922
Deutsche Post AG (Registered)	269,381	7,586,194
Deutsche Telekom AG (Registered)	891,704	16,134,314
E.ON SE	563,063	5,449,218
Fresenius SE & Co. KGaA	112,644	8,055,044
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	42,390	8,489,628
SAP SE	271,885	21,655,971
Siemens AG (Registered)	218,379	21,187,368
TUI AG	81,199	1,440,581
Volkswagen AG (Preference) (q)	51,514	7,462,815

		211,632,778

Ireland (1.0%)
CRH plc	140,302	4,072,410
DCC plc	15,191	1,261,414
Experian plc	167,634	2,962,175
James Hardie Industries plc (CDI)	78,039	984,466
Shire plc	101,218	6,936,857

		16,217,322

Italy (2.9%)
Assicurazioni Generali S.p.A.	379,912	6,946,308
Enel S.p.A.	1,971,284	8,245,445
Eni S.p.A.	714,816	10,589,394
Intesa Sanpaolo S.p.A.	4,043,604	13,475,703
UniCredit S.p.A.	1,679,109	9,248,474

		48,505,324

Japan (25.2%)
77 Bank Ltd.	54,000	290,288
ABC-Mart, Inc.	3,700	202,961
Accordia Golf Co., Ltd.	9,300	89,118
Acom Co., Ltd.*	62,600	294,737
Adastria Co., Ltd.	1,940	108,629
ADEKA Corp.	11,400	162,471
Advantest Corp.	22,300	185,198
Aeon Co., Ltd.	93,663	1,440,244
Aeon Delight Co., Ltd.	3,500	112,262
AEON Financial Service Co., Ltd.	15,900	355,714
Aeon Mall Co., Ltd.	15,320	262,982
Ai Holdings Corp.	4,238	107,399
Aica Kogyo Co., Ltd.	9,600	188,211
Aichi Bank Ltd.	1,100	58,340
Aichi Corp.	16,500	109,230
Aichi Steel Corp.	20,102	94,011
Aiful Corp.*	43,800	144,028
Ain Holdings, Inc.	2,920	139,101
Air Water, Inc.	21,000	336,927
Aisan Industry Co., Ltd.	7,700	78,994
Aisin Seiki Co., Ltd.	23,600	1,014,701
Ajinomoto Co., Inc.	55,000	1,301,752

Akebono Brake Industry Co., Ltd.	14,800	$36,771
Alfresa Holdings Corp.	30,400	601,384
Alpen Co., Ltd.	4,000	66,704
Alps Electric Co., Ltd.	19,900	538,194
Amada Holdings Co., Ltd.	36,000	343,548
Amano Corp.	9,930	134,481
ANA Holdings, Inc.	422,303	1,218,704
Anritsu Corp.	16,419	107,787
AOKI Holdings, Inc.	6,358	83,036
Aoyama Trading Co., Ltd.	5,200	200,017
Aozora Bank Ltd.	162,000	564,927
Aplus Financial Co., Ltd.*	68,412	59,963
Arcs Co., Ltd.	4,964	109,194
Ariake Japan Co., Ltd.	2,067	114,353
Asahi Glass Co., Ltd.	138,000	786,925
Asahi Group Holdings Ltd.	49,000	1,531,840
Asahi Kasei Corp.	162,760	1,101,561
Asatsu-DK, Inc.	4,800	116,250
Ashikaga Holdings Co., Ltd.	23,276	90,559
Asics Corp.	22,000	455,328
ASKUL Corp.	2,274	91,440
Astellas Pharma, Inc.	269,800	3,832,295
Autobacs Seven Co., Ltd.	12,300	224,611
Avex Group Holdings, Inc.	5,735	68,154
Awa Bank Ltd.	21,392	124,361
Azbil Corp.	9,000	230,489
Bandai Namco Holdings, Inc.	23,500	493,783
Bank of Iwate Ltd.	1,900	78,984
Bank of Kyoto Ltd.	47,000	435,381
Bank of Okinawa Ltd.	2,600	100,031
Bank of Saga Ltd.	25,300	56,449
Bank of the Ryukyus Ltd.	4,185	59,003
Bank of Yokohama Ltd.	154,000	942,620
Belluna Co., Ltd.	22,437	123,527
Benesse Holdings, Inc.	8,700	250,510
Bic Camera, Inc.	10,045	85,978
Bridgestone Corp.	82,600	2,828,379
Brother Industries Ltd.	31,500	361,211
Calbee, Inc.	10,696	448,892
Calsonic Kansei Corp.	18,507	163,246
Canon Electronics, Inc.	2,833	46,560
Canon Marketing Japan, Inc.	7,800	121,548
Canon, Inc.	123,834	3,753,323
Capcom Co., Ltd.	6,158	148,932
Casio Computer Co., Ltd.	24,600	574,244
Central Glass Co., Ltd.	26,000	119,199
Central Japan Railway Co.	20,360	3,606,566
Century Tokyo Leasing Corp.	7,500	267,282
Chiba Bank Ltd.	95,338	675,940
Chiyoda Co., Ltd.	3,062	95,428
Chiyoda Corp.	24,000	182,027
Chofu Seisakusho Co., Ltd.	3,200	75,800
Chubu Electric Power Co., Inc.	68,800	941,074
Chudenko Corp.	5,000	110,144
Chugai Pharmaceutical Co., Ltd.	24,800	864,343
Chugai Ro Co., Ltd.	19,300	37,567
Chugoku Bank Ltd.	21,000	279,917
Chugoku Electric Power Co., Inc.	35,320	464,884
Ci:z Holdings Co., Ltd.	5,000	86,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Citizen Holdings Co., Ltd.	35,300	$253,545
CKD Corp.	9,000	89,396
Clarion Co., Ltd.	35,568	128,007
Cleanup Corp.	10,500	64,908
CMK Corp.	31,223	89,914
Coca-Cola Central Japan Co., Ltd.	8,738	140,486
Coca-Cola West Co., Ltd.	11,100	224,376
COLOPL, Inc.	4,411	86,860
Colowide Co., Ltd.	5,764	87,466
COMSYS Holdings Corp.	17,500	245,804
COOKPAD, Inc.	4,896	103,642
Cosel Co., Ltd.	4,700	42,196
Cosmos Pharmaceutical Corp.	1,165	183,508
Create SD Holdings Co., Ltd.	4,767	115,774
Credit Saison Co., Ltd.	20,400	402,026
CyberAgent, Inc.	6,143	253,731
Dai Nippon Printing Co., Ltd.	77,000	761,247
Daibiru Corp.	6,400	52,820
Daicel Corp.	37,000	550,594
Daido Steel Co., Ltd.	39,000	155,861
Daifuku Co., Ltd.	14,100	240,075
Daihatsu Motor Co., Ltd.	28,000	377,170
Daihen Corp.	17,500	82,440
Dai-ichi Life Insurance Co., Ltd.	142,598	2,366,095
Daiichi Sankyo Co., Ltd.	81,000	1,664,608
Dai-ichi Seiko Co., Ltd.	2,019	26,593
Daikin Industries Ltd.	34,300	2,496,274
Daikyo, Inc.	1,682	2,729
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	19,192	89,812
Daio Paper Corp.	10,000	85,756
Daiseki Co., Ltd.	5,400	86,285
Daishi Bank Ltd.	30,000	132,332
Daito Trust Construction Co., Ltd.	9,500	1,099,859
Daiwa House Industry Co., Ltd.	76,000	2,178,965
Daiwa Securities Group, Inc.	212,518	1,299,341
DCM Holdings Co., Ltd.	13,400	96,900
DeNA Co., Ltd.	13,013	203,624
Denki Kagaku Kogyo KK	71,000	314,403
Denki Kogyo Co., Ltd.	14,500	64,634
Denso Corp.	56,200	2,679,581
Dentsu, Inc.	27,900	1,527,171
DIC Corp.	89,000	240,826
Dip Corp.	571	11,645
Disco Corp.	3,400	321,304
DMG Mori Co., Ltd.	17,900	207,879
Don Quijote Holdings Co., Ltd.	15,600	548,071
Doutor Nichires Holdings Co., Ltd.	5,500	84,779
Dowa Holdings Co., Ltd.	28,000	201,029
Duskin Co., Ltd.	9,300	169,038
Eagle Industry Co., Ltd.	5,758	105,042
East Japan Railway Co.	41,198	3,871,879
Ebara Corp.	59,000	280,586
Eisai Co., Ltd.	29,300	1,936,815
Eizo Corp.	3,000	71,845
Electric Power Development Co., Ltd.	19,400	690,380
Enplas Corp.	1,027	36,864

euglena Co., Ltd.*	9,019	$134,337
Exedy Corp.	3,600	86,966
Ezaki Glico Co., Ltd.	6,500	350,954
F@N Communications, Inc.	9,152	56,062
FamilyMart Co., Ltd.	8,100	376,367
Fancl Corp.	7,600	104,974
FANUC Corp.	23,233	4,005,166
Fast Retailing Co., Ltd.	4,600	1,610,840
FCC Co., Ltd.	4,261	90,656
FP Corp.	2,400	86,771
Fuji Co., Ltd.	3,400	68,823
Fuji Electric Co., Ltd.	67,000	280,958
Fuji Heavy Industries Ltd.	72,000	2,959,801
Fuji Kyuko Co., Ltd.	10,605	101,592
Fuji Media Holdings, Inc.	27,600	325,403
Fuji Oil Co., Ltd.	7,100	115,251
Fujifilm Holdings Corp.	55,768	2,322,775
Fujikura Ltd.	51,000	275,573
Fujitsu General Ltd.	7,720	98,075
Fujitsu Ltd.	217,000	1,080,089
Fukuoka Financial Group, Inc.	106,000	525,741
Fukuyama Transporting Co., Ltd.	23,000	114,386
Furukawa Electric Co., Ltd.	108,000	228,692
Futaba Corp.	6,500	87,311
Futaba Industrial Co., Ltd.	9,500	45,248
Fuyo General Lease Co., Ltd.	2,579	121,259
Glory Ltd.	8,900	272,844
GMO Internet, Inc.	8,424	110,663
GMO Payment Gateway, Inc.	2,281	107,924
Goldcrest Co., Ltd.	3,120	56,805
Gree, Inc.	14,234	67,510
GS Yuasa Corp.	61,000	226,356
Gulliver International Co., Ltd.	14,017	139,057
GungHo Online Entertainment, Inc.	39,210	106,738
Gunma Bank Ltd.	54,000	313,940
Gunze Ltd.	24,000	70,103
H2O Retailing Corp.	9,500	185,319
Hachijuni Bank Ltd.	43,000	263,881
Hakuhodo DY Holdings, Inc.	35,770	386,555
Hamamatsu Photonics KK	17,760	486,786
Hankyu Hanshin Holdings, Inc.	160,000	1,039,303
Haseko Corp.	32,800	362,101
Hazama Ando Corp.	19,377	104,273
Heiwa Corp.	10,800	202,190
Heiwa Real Estate Co., Ltd.	4,651	51,009
Heiwado Co., Ltd.	3,000	65,821
Hikari Tsushin, Inc.	2,400	162,920
Hino Motors Ltd.	32,439	374,270
Hirose Electric Co., Ltd.	3,720	449,586
Hiroshima Bank Ltd.	73,000	414,545
HIS Co., Ltd.	4,670	155,884
Hisaka Works Ltd.	5,400	42,895
Hisamitsu Pharmaceutical Co., Inc.	9,400	394,286
Hitachi Capital Corp.	4,800	128,939
Hitachi Chemical Co., Ltd.	14,700	232,926
Hitachi Construction Machinery Co., Ltd.	15,400	239,763
Hitachi High-Technologies Corp.	9,800	264,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hitachi Koki Co., Ltd.	8,500	$60,713
Hitachi Kokusai Electric, Inc.	7,250	98,424
Hitachi Ltd.	579,778	3,280,194
Hitachi Maxell Ltd.	6,700	119,115
Hitachi Metals Ltd.	26,990	332,825
Hitachi Transport System Ltd.	6,300	110,172
Hitachi Zosen Corp.	19,500	107,060
Hokkaido Electric Power Co., Inc.*	26,200	268,412
Hokuhoku Financial Group, Inc.	177,000	360,609
Hokuriku Electric Power Co.	21,919	323,741
Hokuto Corp.	3,600	69,132
Honda Motor Co., Ltd.	202,928	6,502,125
Horiba Ltd.	5,500	212,310
Hoshizaki Electric Co., Ltd.	5,000	310,761
House Foods Group, Inc.	13,200	260,242
Hoya Corp.	52,900	2,156,664
Hulic Co., Ltd.	44,679	391,880
Hyakugo Bank Ltd.	22,000	106,739
Ibiden Co., Ltd.	13,900	199,059
IBJ Leasing Co., Ltd.	4,188	85,127
Icom, Inc.	2,600	54,023
Idec Corp.	7,600	68,617
Idemitsu Kosan Co., Ltd.	16,000	254,569
IHI Corp.	183,000	503,151
Iida Group Holdings Co., Ltd.	20,786	385,011
Inaba Denki Sangyo Co., Ltd.	3,588	114,478
Inageya Co., Ltd.	6,500	70,141
INPEX Corp.	142,780	1,409,042
Internet Initiative Japan, Inc.	3,198	63,424
Iseki & Co., Ltd.	41,000	63,715
Isetan Mitsukoshi Holdings Ltd.	45,600	593,298
Isuzu Motors Ltd.	65,500	704,868
IT Holdings Corp.	9,100	207,940
Ito En Ltd.	9,000	231,387
ITOCHU Corp.	176,400	2,079,414
Itochu Techno-Solutions Corp.	5,600	111,893
Itoham Foods, Inc.	17,655	102,182
Iwatani Corp.	26,988	139,274
Iyo Bank Ltd.	24,000	232,980
Izumi Co., Ltd.	5,300	205,506
J. Front Retailing Co., Ltd.	29,000	420,159
Jaccs Co., Ltd.	15,528	56,620
Jafco Co., Ltd.	3,600	140,414
Japan Airlines Co., Ltd.	44,046	1,577,352
Japan Airport Terminal Co., Ltd.	7,200	319,304
Japan Aviation Electronics Industry Ltd.	10,685	153,583
Japan Cash Machine Co., Ltd.	6,102	60,095
Japan Digital Laboratory Co., Ltd.	6,400	86,893
Japan Display, Inc.*	45,302	130,973
Japan Exchange Group, Inc.	69,076	1,078,840
Japan Petroleum Exploration Co., Ltd.	5,700	152,645
Japan Pulp & Paper Co., Ltd.	20,100	55,810
Japan Radio Co., Ltd.	23,400	71,335
Japan Steel Works Ltd.	52,000	182,089
Japan Tobacco, Inc.	149,368	5,484,366
JFE Holdings, Inc.	64,200	1,009,076
JGC Corp.	30,000	459,061
J-Oil Mills, Inc.	23,100	67,027

Joshin Denki Co., Ltd.	7,400	$65,792
Joyo Bank Ltd.	101,000	477,386
JSR Corp.	23,500	366,774
JTEKT Corp.	25,700	420,625
Juroku Bank Ltd.	32,000	126,395
JVC Kenwood Corp.	19,300	52,702
JX Holdings, Inc.	288,000	1,204,413
Kadokawa Dwango*	6,440	96,764
Kaga Electronics Co., Ltd.	5,500	81,935
Kagome Co., Ltd.	12,800	223,942
Kajima Corp.	131,000	779,514
Kakaku.com, Inc.	17,876	352,902
Kaken Pharmaceutical Co., Ltd.	4,500	306,747
Kamigumi Co., Ltd.	36,000	309,881
Kanagawa Chuo Kotsu Co., Ltd.	14,700	87,844
Kandenko Co., Ltd.	16,000	107,398
Kaneka Corp.	42,000	436,703
Kanematsu Corp.	67,103	112,785
Kansai Electric Power Co., Inc.*	94,566	1,131,498
Kansai Paint Co., Ltd.	27,000	408,205
Kao Corp.	64,000	3,284,249
Kappa Create Co., Ltd.*	5,800	57,721
Katakura Industries Co., Ltd.	7,200	77,256
Kawasaki Heavy Industries Ltd.	177,000	654,552
Kawasaki Kisen Kaisha Ltd.	100,000	213,740
KDDI Corp.	225,572	5,839,375
Keihan Electric Railway Co., Ltd.	52,000	347,860
Keihin Corp.	5,700	99,822
Keikyu Corp.	69,000	569,757
Keio Corp.	71,000	613,289
Keisei Electric Railway Co., Ltd.	40,000	509,070
Keiyo Bank Ltd.	19,000	90,081
Kenedix, Inc.	26,600	95,393
Kewpie Corp.	13,000	320,256
Key Coffee, Inc.	4,000	63,871
Keyence Corp.	5,240	2,875,950
Kikkoman Corp.	19,371	670,439
Kinden Corp.	15,000	191,249
Kinki Sharyo Co., Ltd.*	13,400	44,036
Kintetsu Department Store Co., Ltd.*	28,164	76,700
Kintetsu Group Holdings Co., Ltd.	232,000	943,767
Kintetsu World Express, Inc.	5,800	102,140
Kirin Holdings Co., Ltd.	102,000	1,380,203
Kissei Pharmaceutical Co., Ltd.	2,000	50,156
Kitz Corp.	19,319	86,674
Kiyo Bank Ltd.	12,600	182,142
Koa Corp.	5,800	49,019
Kobayashi Pharmaceutical Co., Ltd.	4,700	386,264
Kobe Steel Ltd.	452,000	491,077
Koei Tecmo Holdings Co., Ltd.	7,070	104,896
Koito Manufacturing Co., Ltd.	16,000	654,468
Kokuyo Co., Ltd.	14,200	153,235
Komatsu Ltd.	121,900	1,986,218
Komeri Co., Ltd.	4,300	88,642
Komori Corp.	7,900	92,399
Konami Corp.	9,200	219,408
Konica Minolta, Inc.	54,000	541,621
Kose Corp.	4,100	377,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

K’s Holdings Corp.	7,200	$245,041
Kubota Corp.	117,000	1,803,564
Kumagai Gumi Co., Ltd.	32,711	94,119
Kurabo Industries Ltd.	39,100	66,411
Kuraray Co., Ltd.	44,000	532,054
Kureha Corp.	24,000	92,600
Kurita Water Industries Ltd.	16,300	341,249
KYB Corp.	19,231	58,120
Kyocera Corp.	38,300	1,775,175
Kyoei Steel Ltd.	5,000	89,435
Kyokuto Kaihatsu Kogyo Co., Ltd.	7,569	84,192
KYORIN Holdings, Inc.	9,000	187,446
Kyoritsu Maintenance Co., Ltd.	1,335	114,312
Kyowa Exeo Corp.	9,800	100,353
Kyowa Hakko Kirin Co., Ltd.	30,000	471,835
Kyudenko Corp.	3,588	64,210
Kyushu Electric Power Co., Inc.*	52,100	569,302
Kyushu Financial Group, Inc.*	34,349	240,022
Lawson, Inc.	9,000	729,871
Leopalace21 Corp.*	22,700	122,653
Lintec Corp.	5,800	121,878
Lion Corp.	27,000	253,819
LIXIL Group Corp.	33,200	736,839
M3, Inc.	22,414	464,542
Mabuchi Motor Co., Ltd.	6,900	372,798
Macnica Fuji Electronics Holdings, Inc.*	7,250	96,124
Maeda Kosen Co., Ltd.	7,188	65,285
Maeda Road Construction Co., Ltd.	10,000	167,180
Makino Milling Machine Co., Ltd.	13,507	101,544
Makita Corp.	15,365	883,016
Marubeni Corp.	215,000	1,103,694
Marui Group Co., Ltd.	27,500	446,807
Maruichi Steel Tube Ltd.	11,400	336,434
Maruwa Co., Ltd.	2,900	64,100
Maruzen Showa Unyu Co., Ltd.	22,000	78,362
Marvelous, Inc.	7,616	57,689
Matsuda Sangyo Co., Ltd.	4,000	47,589
Matsumotokiyoshi Holdings Co., Ltd.	5,900	301,061
Matsuya Co., Ltd.	7,173	73,446
Matsuya Foods Co., Ltd.	4,300	102,034
Max Co., Ltd.	6,000	61,825
Mazda Motor Corp.	73,800	1,518,201
Medipal Holdings Corp.	23,000	391,641
Megmilk Snow Brand Co., Ltd.	8,204	210,819
MEIJI Holdings Co., Ltd.	15,100	1,245,088
Meitec Corp.	2,601	88,964
Mie Bank Ltd.	26,100	57,783
Minebea Co., Ltd.	37,000	317,717
Miraca Holdings, Inc.	8,000	352,805
Mirait Holdings Corp.	9,786	80,731
MISUMI Group, Inc.	31,800	437,917
Mitsuba Corp.	3,235	49,976
Mitsubishi Chemical Holdings Corp.	169,000	1,071,492
Mitsubishi Corp.	168,432	2,798,234
Mitsubishi Electric Corp.	243,000	2,547,739

Mitsubishi Estate Co., Ltd.	165,957	$3,439,781
Mitsubishi Gas Chemical Co., Inc.	53,000	270,791
Mitsubishi Heavy Industries Ltd.	406,000	1,773,420
Mitsubishi Logistics Corp.	18,000	237,412
Mitsubishi Materials Corp.	176,000	553,544
Mitsubishi Motors Corp.	96,000	811,644
Mitsubishi Pencil Co., Ltd.	2,316	106,806
Mitsubishi Research Institute, Inc.	3,100	88,603
Mitsubishi Shokuhin Co., Ltd.	2,500	61,492
Mitsubishi Tanabe Pharma Corp.	29,000	499,604
Mitsubishi UFJ Financial Group, Inc.	1,800,473	11,142,938
Mitsubishi UFJ Lease & Finance Co., Ltd.	61,180	315,161
Mitsui & Co., Ltd.	202,920	2,410,041
Mitsui Chemicals, Inc.	119,000	527,813
Mitsui Engineering & Shipbuilding Co., Ltd.	128,000	210,246
Mitsui Fudosan Co., Ltd.	120,823	3,027,519
Mitsui Home Co., Ltd.	13,400	61,485
Mitsui Mining & Smelting Co., Ltd.	97,000	180,034
Mitsui O.S.K. Lines Ltd.	139,863	352,327
Mitsui Sugar Co., Ltd.	19,300	86,507
Mitsumi Electric Co., Ltd.	11,968	67,609
Miura Co., Ltd.	11,508	162,683
Miyazaki Bank Ltd.	26,800	85,692
Mizuho Financial Group, Inc.	3,134,602	6,257,399
Mizuno Corp.	15,800	75,421
Mochida Pharmaceutical Co., Ltd.	2,000	141,384
Modec, Inc.	1,311	18,190
MonotaRO Co., Ltd.	8,044	221,898
Morinaga & Co., Ltd.	35,100	184,358
MOS Food Services, Inc.	4,100	110,370
MS&AD Insurance Group Holdings, Inc.	67,104	1,962,415
Murata Manufacturing Co., Ltd.	23,822	3,419,093
Musashi Seimitsu Industry Co., Ltd.	3,100	63,069
Musashino Bank Ltd.	5,200	189,375
Nabtesco Corp.	14,000	284,497
Nagase & Co., Ltd.	18,000	226,855
Nagoya Railroad Co., Ltd.	84,000	349,668
Nankai Electric Railway Co., Ltd.	67,000	396,037
NEC Corp.	302,000	959,239
NEC Networks & System Integration Corp.	2,159	38,234
NET One Systems Co., Ltd.	14,580	93,200
Nexon Co., Ltd.	24,571	398,848
NGK Insulators Ltd.	34,000	766,942
NGK Spark Plug Co., Ltd.	22,000	579,538
NH Foods Ltd.	19,000	372,638
NHK Spring Co., Ltd.	25,000	250,413
Nichias Corp.	14,969	98,480
Nichicon Corp.	10,400	81,366
Nichi-iko Pharmaceutical Co., Ltd.	6,073	144,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Nichirei Corp.	40,000	$294,601
Nidec Corp.	27,386	1,982,264
Nifco, Inc.	6,400	295,842
Nihon Kohden Corp.	11,800	284,350
Nihon M&A Center, Inc.	3,987	192,600
Nihon Nohyaku Co., Ltd.	8,530	53,213
Nihon Parkerizing Co., Ltd.	12,170	123,968
Nihon Trim Co., Ltd.	1,921	67,053
Nihon Unisys Ltd.	10,500	115,582
Nikkon Holdings Co., Ltd.	9,000	178,953
Nikon Corp.	42,100	562,414
Nintendo Co., Ltd.	14,511	1,997,611
Nippo Corp.	6,148	99,868
Nippon Carbon Co., Ltd.	22,500	56,470
Nippon Chemi-Con Corp.	35,035	62,143
Nippon Electric Glass Co., Ltd.	54,000	272,281
Nippon Express Co., Ltd.	103,000	483,267
Nippon Flour Mills Co., Ltd.	17,000	121,785
Nippon Gas Co., Ltd.	3,770	91,994
Nippon Kayaku Co., Ltd.	24,000	252,089
Nippon Light Metal Holdings Co., Ltd.	52,529	93,137
Nippon Paint Holdings Co., Ltd.	22,000	532,160
Nippon Paper Industries Co., Ltd.	16,100	260,606
Nippon Sharyo Ltd.*	14,000	33,613
Nippon Sheet Glass Co., Ltd.*	117,000	94,346
Nippon Shinyaku Co., Ltd.	6,000	221,545
Nippon Shokubai Co., Ltd.	4,000	277,964
Nippon Signal Co., Ltd.	8,900	96,676
Nippon Steel & Sumikin Bussan Corp.	27,116	92,547
Nippon Steel & Sumitomo Metal Corp.	107,469	2,127,984
Nippon Suisan Kaisha Ltd.	32,900	182,769
Nippon Synthetic Chemical Industry Co., Ltd.	6,785	48,566
Nippon Telegraph & Telephone Corp.	172,108	6,833,003
Nippon Television Holdings, Inc.	21,070	383,453
Nippon Thompson Co., Ltd.	11,000	47,678
Nippon Valqua Industries Ltd.	22,000	57,005
Nippon Yusen KK	216,000	523,541
Nipro Corp.	13,900	151,775
Nishimatsu Construction Co., Ltd.	29,111	110,348
Nishimatsuya Chain Co., Ltd.	7,500	65,110
Nishi-Nippon City Bank Ltd.	73,000	191,964
Nishi-Nippon Railroad Co., Ltd.	42,000	246,565
Nishio Rent All Co., Ltd.	3,963	108,397
Nissan Chemical Industries Ltd.	18,000	408,701
Nissan Motor Co., Ltd.	319,180	3,342,726
Nissan Shatai Co., Ltd.	13,000	139,675
Nisshin Seifun Group, Inc.	28,825	470,635
Nisshin Steel Co., Ltd.	10,857	114,578
Nisshinbo Holdings, Inc.	22,000	230,895
Nissin Electric Co., Ltd.	11,000	89,574
Nissin Foods Holdings Co., Ltd.	10,700	566,978
Nissin Kogyo Co., Ltd.	4,986	72,306
Nitori Holdings Co., Ltd.	10,500	882,502
Nitta Corp.	3,600	98,233

Nitto Boseki Co., Ltd.	20,312	$54,511
Nitto Denko Corp.	19,700	1,437,012
Nitto Kogyo Corp.	5,056	88,039
Nitto Kohki Co., Ltd.	2,800	59,773
Noevir Holdings Co., Ltd.	2,811	81,186
NOF Corp.	21,020	161,391
NOK Corp.	11,800	275,804
Nomura Holdings, Inc.	431,802	2,399,823
Nomura Real Estate Holdings, Inc.	15,900	294,527
Nomura Research Institute Ltd.	15,968	613,729
Noritake Co., Ltd.	19,900	45,350
North Pacific Bank Ltd.	48,800	168,282
NS Solutions Corp.	4,600	104,457
NS United Kaiun Kaisha Ltd.	28,700	50,974
NSD Co., Ltd.	6,930	99,811
NSK Ltd.	49,000	531,455
NTN Corp.	53,000	223,490
NTT Data Corp.	14,761	713,066
NTT DOCOMO, Inc.	171,643	3,517,917
NTT Urban Development Corp.	15,400	147,988
Obayashi Corp.	77,000	710,378
OBIC Business Consultants Co., Ltd.	1,350	75,788
Obic Co., Ltd.	8,190	434,164
Odakyu Electric Railway Co., Ltd.	74,000	796,608
Ogaki Kyoritsu Bank Ltd.	28,000	112,955
Ohsho Food Service Corp.	2,130	73,384
Oiles Corp.	4,560	78,968
Oita Bank Ltd.	21,000	81,725
Oji Holdings Corp.	100,000	403,047
Okabe Co., Ltd.	7,367	56,710
Okasan Securities Group, Inc.	23,000	130,838
Oki Electric Industry Co., Ltd.	108,244	135,666
OKUMA Corp.	22,400	181,014
Okumura Corp.	25,000	140,450
Olympus Corp.	35,900	1,413,975
Omron Corp.	26,800	892,674
Ono Pharmaceutical Co., Ltd.	10,777	1,915,449
Onward Holdings Co., Ltd.	23,000	141,113
Oracle Corp. Japan	5,000	233,173
Organo Corp.	9,300	36,657
Orient Corp.*	97,027	203,216
Oriental Land Co., Ltd.	26,000	1,565,372
ORIX Corp.	164,746	2,311,082
Osaka Gas Co., Ltd.	249,000	897,833
OSG Corp.	14,700	277,894
Otsuka Corp.	7,800	382,511
Otsuka Holdings Co., Ltd.	51,838	1,833,856
Pack Corp.	4,000	100,232
Panasonic Corp.	259,770	2,636,379
Panasonic Industrial Devices SUNX Co., Ltd.	11,800	63,430
Parco Co., Ltd.	8,506	77,987
Paris Miki Holdings, Inc.	7,300	28,379
Park24 Co., Ltd.	14,800	359,114
Penta-Ocean Construction Co., Ltd.	29,322	122,474
Pigeon Corp.	15,840	384,620
Pilot Corp.	4,200	171,809
Plenus Co., Ltd.	4,700	78,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Pola Orbis Holdings, Inc.	2,748	$181,575
Rakuten, Inc.	115,645	1,332,715
Recruit Holdings Co., Ltd.	47,892	1,408,231
Relia, Inc.	6,150	52,659
Renesas Electronics Corp.*	8,900	55,887
Rengo Co., Ltd.	21,000	89,814
Resona Holdings, Inc.	260,400	1,263,945
Resorttrust, Inc.	10,200	269,226
Ricoh Co., Ltd.	71,000	729,260
Ricoh Leasing Co., Ltd.	2,500	77,651
Riken Corp.	16,000	56,131
Riken Vitamin Co., Ltd.	3,094	101,694
Rinnai Corp.	4,800	424,957
Rohm Co., Ltd.	11,200	566,014
Rohto Pharmaceutical Co., Ltd.	15,000	298,112
Round One Corp.	11,100	49,998
Ryobi Ltd.	18,700	78,898
Ryohin Keikaku Co., Ltd.	3,000	608,194
Saizeriya Co., Ltd.	4,200	105,456
Sakai Chemical Industry Co., Ltd.	14,100	47,335
Sakata Seed Corp.	5,300	124,757
Sanden Holdings Corp.	18,200	57,827
Sangetsu Co., Ltd.	11,200	204,045
San-In Godo Bank Ltd.	15,000	121,661
Sankyo Co., Ltd.	7,700	287,202
Sankyo Tateyama, Inc.	1,778	22,613
Sankyu, Inc.	40,000	203,661
Sanoh Industrial Co., Ltd.	7,800	48,067
Sanrio Co., Ltd.	6,400	149,838
Santen Pharmaceutical Co., Ltd.	44,800	736,756
Sanwa Holdings Corp.	31,000	245,624
Sanyo Chemical Industries Ltd.	9,400	74,116
Sanyo Electric Railway Co., Ltd.	24,625	96,427
Sanyo Shokai Ltd.	18,600	44,334
Sapporo Holdings Ltd.	52,000	227,964
Sawai Pharmaceutical Co., Ltd.	4,400	301,245
SBI Holdings, Inc.	29,097	314,091
SCREEN Holdings Co., Ltd.	25,000	184,238
SCSK Corp.	6,300	254,232
Secom Co., Ltd.	24,700	1,671,439
Sega Sammy Holdings, Inc.	27,471	256,540
Seibu Holdings, Inc.	21,536	440,471
Seiko Epson Corp.	37,200	571,735
Seiko Holdings Corp.	20,878	117,795
Seino Holdings Co., Ltd.	25,000	259,907
Seiren Co., Ltd.	9,500	102,509
Sekisui Chemical Co., Ltd.	59,000	769,594
Sekisui House Ltd.	86,000	1,445,164
Sekisui Jushi Corp.	7,100	97,797
Senshu Ikeda Holdings, Inc.	18,340	75,752
Seven & i Holdings Co., Ltd.	93,879	4,280,453
Seven Bank Ltd.	99,354	434,894
Sharp Corp.*	192,000	197,749
Shiga Bank Ltd.	30,000	150,091
Shikoku Electric Power Co., Inc.	20,885	325,926
Shimachu Co., Ltd.	6,100	138,829
Shimadzu Corp.	28,000	469,133
Shimamura Co., Ltd.	3,300	385,703
Shimano, Inc.	9,497	1,454,575
Shimizu Corp.	80,000	651,879
Shimojima Co., Ltd.	5,300	48,758

Shinagawa Refractories Co., Ltd.	21,703	$45,494
Shindengen Electric Manufacturing Co., Ltd.	13,600	53,774
Shin-Etsu Chemical Co., Ltd.	44,114	2,396,096
Shin-Etsu Polymer Co., Ltd.	11,000	60,663
Shinko Electric Industries Co., Ltd.	8,500	54,492
Shinsei Bank Ltd.	228,000	419,418
Shionogi & Co., Ltd.	34,700	1,568,742
Ship Healthcare Holdings, Inc.	4,518	111,632
Shiseido Co., Ltd.	44,900	929,122
Shizuoka Bank Ltd.	68,000	659,123
Shochiku Co., Ltd.	19,000	181,059
Showa Corp.	3,734	34,659
Showa Denko KK	175,000	204,621
Showa Sangyo Co., Ltd.	24,500	93,498
Showa Shell Sekiyu KK	30,300	246,293
Sintokogio Ltd.	7,500	60,717
SKY Perfect JSAT Holdings, Inc.	18,341	103,064
Skylark Co., Ltd.	7,890	101,859
SMC Corp.	7,100	1,841,238
SMK Corp.	16,209	80,088
SoftBank Group Corp.	127,149	6,407,591
Sohgo Security Services Co., Ltd.	8,100	379,062
Sojitz Corp.	154,100	323,020
Sompo Japan Nipponkoa Holdings, Inc.	50,500	1,651,819
Sony Corp.	160,393	3,929,370
Sony Financial Holdings, Inc.	24,977	446,163
Sotetsu Holdings, Inc.	50,000	290,816
Square Enix Holdings Co., Ltd.	10,400	250,837
St. Marc Holdings Co., Ltd.	2,948	81,648
Stanley Electric Co., Ltd.	16,900	372,249
Star Micronics Co., Ltd.	6,600	85,767
Start Today Co., Ltd.	6,669	214,368
Sugi Holdings Co., Ltd.	5,000	276,554
Sumco Corp.	21,300	160,022
Sumitomo Chemical Co., Ltd.	181,000	1,038,799
Sumitomo Corp.	141,300	1,439,149
Sumitomo Dainippon Pharma Co., Ltd.	21,398	251,781
Sumitomo Electric Industries Ltd.	97,891	1,379,322
Sumitomo Forestry Co., Ltd.	25,100	337,988
Sumitomo Heavy Industries Ltd.	66,000	295,647
Sumitomo Metal Mining Co., Ltd.	69,000	833,982
Sumitomo Mitsui Construction Co., Ltd.	79,018	74,209
Sumitomo Mitsui Financial Group, Inc.	179,679	6,777,904
Sumitomo Mitsui Trust Holdings, Inc.	468,071	1,767,127
Sumitomo Osaka Cement Co., Ltd.	65,000	238,825
Sumitomo Real Estate Sales Co., Ltd.	3,040	69,649
Sumitomo Realty & Development Co., Ltd.	54,880	1,563,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sumitomo Rubber Industries Ltd.	23,600	$306,786
Sumitomo Warehouse Co., Ltd.	17,000	89,851
Sundrug Co., Ltd.	6,000	385,885
Suntory Beverage & Food Ltd.	17,124	750,802
Suruga Bank Ltd.	26,000	535,723
Suzuken Co., Ltd.	11,220	427,671
Suzuki Motor Corp.	48,100	1,460,239
SWCC Showa Holdings Co., Ltd.	60,300	35,309
Sysmex Corp.	18,276	1,168,862
T Hasegawa Co., Ltd.	7,045	91,014
T&D Holdings, Inc.	81,800	1,075,290
T.RAD Co., Ltd.	17,200	28,631
Tadano Ltd.	15,552	188,033
Taihei Dengyo Kaisha Ltd.	8,600	89,140
Taiheiyo Cement Corp.	158,000	460,669
Taikisha Ltd.	4,599	110,063
Taisei Corp.	143,000	942,117
Taisho Pharmaceutical Holdings Co., Ltd.	6,768	477,910
Taiyo Nippon Sanso Corp.	18,000	162,593
Taiyo Yuden Co., Ltd.	15,000	207,333
Takamatsu Construction Group Co., Ltd.	5,659	120,981
Takara Holdings, Inc.	30,000	227,911
Takara Standard Co., Ltd.	12,000	91,387
Takasago Thermal Engineering Co., Ltd.	7,533	110,242
Takashimaya Co., Ltd.	33,000	296,948
Takata Corp.	9,100	60,600
Takeda Pharmaceutical Co., Ltd.	94,864	4,722,653
Takuma Co., Ltd.	12,205	100,129
Tamron Co., Ltd.	2,969	54,661
TDK Corp.	13,700	876,319
TechnoPro Holdings, Inc.	3,425	99,625
Teijin Ltd.	98,000	333,802
Temp Holdings Co., Ltd.	18,066	280,233
Terumo Corp.	36,300	1,123,571
THK Co., Ltd.	16,300	301,634
TKC Corp.	5,390	143,515
Toagosei Co., Ltd.	17,000	145,596
Tobu Railway Co., Ltd.	126,000	621,148
TOC Co., Ltd.	13,669	119,614
Tocalo Co., Ltd.	3,700	76,283
Toda Corp.	32,000	170,513
Toho Co., Ltd.	16,200	448,863
Toho Gas Co., Ltd.	50,000	322,892
Toho Holdings Co., Ltd.	9,200	223,650
Toho Titanium Co., Ltd.*	5,100	41,561
Tohoku Electric Power Co., Inc.	56,700	708,810
Tokai Carbon Co., Ltd.	32,000	89,800
TOKAI Holdings Corp.	23,430	109,440
Tokai Rika Co., Ltd.	7,500	184,547
Tokai Tokyo Financial Holdings, Inc.	34,000	206,529
Tokio Marine Holdings, Inc.	90,200	3,475,449
Tokyo Broadcasting System Holdings, Inc.	17,000	269,437
Tokyo Dome Corp.	27,872	141,968
Tokyo Electric Power Co., Inc.*	194,437	1,118,328
Tokyo Electron Ltd.	20,000	1,200,261
Tokyo Gas Co., Ltd.	254,093	1,193,561
Tokyo Ohka Kogyo Co., Ltd.	5,100	161,043

Tokyo Seimitsu Co., Ltd.	5,489	$121,430
Tokyo Steel Manufacturing Co., Ltd.	14,700	91,144
Tokyo Tatemono Co., Ltd.	27,500	298,995
Tokyotokeiba Co., Ltd.	20,593	45,933
Tokyu Corp.	129,000	1,020,401
Tokyu Fudosan Holdings Corp.	57,534	360,008
Tomy Co., Ltd.	9,500	62,099
TonenGeneral Sekiyu KK	41,000	344,544
Topcon Corp.	6,848	115,885
Toppan Forms Co., Ltd.	7,000	83,200
Toppan Printing Co., Ltd.	75,000	690,593
Topy Industries Ltd.	45,211	100,930
Toray Industries, Inc.	173,000	1,605,526
Toshiba Corp.*	522,000	1,071,190
Toshiba Machine Co., Ltd.	17,105	57,936
Toshiba Plant Systems & Services Corp.	6,000	66,239
Toshiba TEC Corp.	17,000	60,599
Tosoh Corp.	63,000	323,530
Totetsu Kogyo Co., Ltd.	4,727	118,392
TOTO Ltd.	19,000	666,167
Toyo Engineering Corp.	14,502	37,130
Toyo Ink SC Holdings Co., Ltd.	24,000	98,060
Toyo Kohan Co., Ltd.	17,415	60,970
Toyo Seikan Group Holdings Ltd.	18,400	340,356
Toyo Suisan Kaisha Ltd.	15,000	522,128
Toyo Tire & Rubber Co., Ltd.	11,244	221,720
Toyobo Co., Ltd.	121,000	169,229
Toyoda Gosei Co., Ltd.	9,300	211,206
Toyota Boshoku Corp.	8,600	172,716
Toyota Industries Corp.	21,800	1,165,034
Toyota Motor Corp.	287,175	17,626,814
Toyota Tsusho Corp.	24,800	580,059
Trend Micro, Inc.	13,200	535,461
TS Tech Co., Ltd.	5,200	134,449
TSI Holdings Co., Ltd.	12,000	82,071
Tsubakimoto Chain Co.	12,965	99,638
Tsumura & Co.	9,200	255,107
Tsuruha Holdings, Inc.	4,800	417,100
Tsutsumi Jewelry Co., Ltd.	2,800	57,635
TV Asahi Holdings Corp.	6,480	111,897
Tv Tokyo Holdings Corp.	4,700	88,476
UACJ Corp.	34,970	81,699
Ube Industries Ltd.	141,000	297,581
Ulvac, Inc.	5,398	152,479
Unicharm Corp.	52,600	1,072,382
Unipres Corp.	4,100	92,525
United Arrows Ltd.	2,708	116,717
United Super Markets Holdings, Inc.	9,129	77,797
Unitika Ltd.*	77,800	36,542
UNY Group Holdings Co., Ltd.	26,100	163,924
Ushio, Inc.	19,600	270,338
USS Co., Ltd.	31,000	466,416
Valor Holdings Co., Ltd.	5,831	136,959
Wacoal Holdings Corp.	20,000	238,853
Wacom Co., Ltd.	21,153	84,137
Wakita & Co., Ltd.	9,405	80,960
WATAMI Co., Ltd.*	15,700	103,936
Welcia Holdings Co., Ltd.	3,090	170,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

West Japan Railway Co.	23,222	$1,601,816
Xebio Holdings Co., Ltd.	5,148	96,999
Yahoo! Japan Corp.	159,503	648,230
Yakult Honsha Co., Ltd.	14,300	699,441
Yamada Denki Co., Ltd.	89,750	388,131
Yamagata Bank Ltd.	21,000	81,677
Yamaguchi Financial Group, Inc.	23,000	272,546
Yamaha Corp.	18,200	439,735
Yamaha Motor Co., Ltd.	33,500	750,694
Yamato Holdings Co., Ltd.	43,300	917,722
Yamato Kogyo Co., Ltd.	7,700	196,415
Yamazaki Baking Co., Ltd.	19,340	434,159
Yaoko Co., Ltd.	2,638	110,362
Yaskawa Electric Corp.	27,000	367,488
Yodogawa Steel Works Ltd.	5,032	100,780
Yokogawa Electric Corp.	23,500	282,535
Yokohama Rubber Co., Ltd.	14,820	227,077
Yoshinoya Holdings Co., Ltd.	7,900	101,967
Yushin Precision Equipment Co., Ltd.	3,893	72,784
Zenkoku Hosho Co., Ltd.	5,062	167,048
Zensho Holdings Co., Ltd.	9,793	123,227
Zeon Corp.	22,000	176,149

		421,662,428

Mexico (0.0%)
Fresnillo plc	29,212	305,746

Netherlands (3.3%)
ASML Holding N.V.	104,413	9,304,913
ING Groep N.V. (CVA)	1,088,822	14,656,684
Koninklijke Philips N.V.	268,022	6,814,573
Royal Dutch Shell plc, Class A	678,748	15,249,097
Royal Dutch Shell plc, Class B	418,019	9,545,162

		55,570,429

New Zealand (0.0%)
Fisher & Paykel Healthcare Corp., Ltd.	13,996	84,976
Fletcher Building Ltd.	35,389	176,686
SKY Network Television Ltd.	26,462	81,450
SKYCITY Entertainment Group Ltd.	30,755	91,618
Spark New Zealand Ltd.	38,035	85,753
Trade Me Group Ltd.	39,646	112,563

		633,046

South Africa (0.1%)
Mondi plc	63,334	1,235,160

Spain (4.1%)
Banco Bilbao Vizcaya Argentaria S.A.	1,791,525	13,064,850
Banco Santander S.A.	4,061,735	19,941,227
Iberdrola S.A.	1,611,064	11,421,348
Industria de Diseno Textil S.A.	295,724	10,148,142
Telefonica S.A.	1,211,371	13,370,691

		67,946,258

Switzerland (0.3%)
Coca-Cola HBC AG*	34,023	725,408
Glencore plc*	2,007,676	2,671,357

Wolseley plc	44,819	$2,436,309

		5,833,074

United Kingdom (22.4%)
3i Group plc	166,144	1,171,045
Aberdeen Asset Management plc	169,374	721,560
Admiral Group plc	34,156	830,786
Anglo American plc	224,388	988,624
ARM Holdings plc	243,040	3,670,057
Ashtead Group plc	86,753	1,427,487
Associated British Foods plc	60,005	2,953,637
AstraZeneca plc	217,294	14,691,024
Aviva plc	696,586	5,263,439
Babcock International Group plc	86,594	1,289,487
BAE Systems plc	544,610	4,008,209
Barclays plc	2,883,627	9,333,373
Barratt Developments plc	171,623	1,572,716
Berkeley Group Holdings plc	21,697	1,178,990
BG Group plc	586,016	8,498,000
BP plc	3,140,267	16,363,757
British American Tobacco plc	320,962	17,825,924
British Land Co. plc (REIT)	176,391	2,030,296
BT Group plc	1,441,086	9,959,646
Bunzl plc	57,222	1,580,689
Burberry Group plc	76,375	1,343,352
Capita plc	113,993	2,028,193
Centrica plc	869,911	2,794,170
Compass Group plc	283,706	4,910,327
Diageo plc	433,695	11,827,074
Direct Line Insurance Group plc	236,180	1,410,773
Dixons Carphone plc	171,485	1,260,296
easyJet plc	42,821	1,096,120
GKN plc	294,255	1,335,891
GlaxoSmithKline plc	837,138	16,908,511
Hammerson plc (REIT)	135,198	1,194,880
Hargreaves Lansdown plc	37,607	832,693
Henderson Group plc (CDI)	128,437	585,009
Hikma Pharmaceuticals plc	23,203	785,750
HSBC Holdings plc	3,360,423	26,518,561
Imperial Tobacco Group plc	165,890	8,725,077
Inmarsat plc	77,211	1,286,454
InterContinental Hotels Group plc	40,741	1,580,899
International Consolidated Airlines Group S.A.	315,515	2,815,924
Intertek Group plc	27,707	1,133,129
Intu Properties plc (REIT)	160,547	750,272
ITV plc	644,611	2,626,597
J Sainsbury plc	242,112	922,586
Johnson Matthey plc	35,331	1,371,971
Kingfisher plc	400,668	1,940,089
Land Securities Group plc (REIT)	135,460	2,348,477
Legal & General Group plc	1,022,425	4,032,254
Lloyds Banking Group plc	11,021,191	11,862,321
London Stock Exchange Group plc	53,730	2,171,304
Marks & Spencer Group plc	283,419	1,883,415
Merlin Entertainments plc§	122,256	819,291
National Grid plc	649,501	8,933,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Next plc	25,354	$2,717,926
Old Mutual plc	839,582	2,210,536
Pearson plc	140,133	1,514,429
Persimmon plc*	52,714	1,574,245
Provident Financial plc	25,170	1,246,632
Prudential plc	439,371	9,836,597
Randgold Resources Ltd.	16,003	987,431
Reckitt Benckiser Group plc	109,466	10,076,229
RELX plc	192,640	3,377,450
Rio Tinto Ltd.	74,512	2,404,056
Rio Tinto plc	211,615	6,167,023
Rolls-Royce Holdings plc*	316,585	2,679,724
Royal Bank of Scotland Group plc*	558,006	2,468,721
Royal Mail plc	156,355	1,017,432
RSA Insurance Group plc	175,072	1,100,137
SABMiller plc	162,781	9,750,523
Sage Group plc	185,595	1,650,192
Schroders plc	19,479	848,338
Severn Trent plc	41,045	1,316,329
Sky plc	180,557	2,954,082
Smith & Nephew plc	154,395	2,732,754
Smiths Group plc	67,387	932,241
Sports Direct International plc*	43,018	364,738
SSE plc	170,020	3,807,186
St. James’s Place plc	89,349	1,317,847
Standard Chartered plc	462,183	3,834,422
Standard Life plc	336,904	1,933,068
Taylor Wimpey plc	554,987	1,657,285
Tesco plc*	1,398,688	3,078,392
Travis Perkins plc	42,557	1,229,622
Unilever N.V. (CVA)	439,179	19,027,698
Unilever plc	207,738	8,894,878
United Utilities Group plc	117,492	1,619,192
Vodafone Group plc	4,574,431	14,796,109
Whitbread plc	31,423	2,030,690
Worldpay Group plc (b)*§	179,076	811,967
WPP plc	223,158	5,136,587

		374,496,491

United States (0.2%)
Carnival plc	31,440	1,785,086
News Corp. (CDI), Class B	6,165	86,211
ResMed, Inc. (CDI)	133,121	717,900
Sims Metal Management Ltd.	29,664	154,625

		2,743,822

Total Common Stocks (98.8%) (Cost $1,647,133,792)		1,652,085,987

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	13,550,569	$13,550,569

Total Short-Term Investment (0.8%) (Cost $13,550,569)		13,550,569

Total Investments (99.6%) (Cost $1,660,684,361)		1,665,636,556
Other Assets Less Liabilities (0.4%)		6,112,705

Net Assets (100%)		$1,671,749,261

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $1,631,258 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Financials	$ 423,276,933	25.3%
Industrials	206,995,405	12.4
Consumer Discretionary	203,654,969	12.2
Consumer Staples	197,585,294	11.8
Health Care	159,450,852	9.5
Telecommunication Services	104,511,108	6.3
Energy	101,533,528	6.1
Materials	101,005,572	6.0
Information Technology	89,389,104	5.3
Utilities	64,683,222	3.9
Investment Company	13,550,569	0.8
Cash and Other	6,112,705	0.4

		100.0%

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	158	March-16	$5,493,645	$5,635,407	$141,762
FTSE 100 Index	38	March-16	3,309,143	3,472,095	162,952
SPI 200 Index	16	March-16	1,430,180	1,532,310	102,130
TOPIX Index	31	March-16	4,024,217	3,991,223	(32,994)

					$373,850

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$—	$203,654,969	$—		$203,654,969
Consumer Staples	—	197,585,294	—		197,585,294
Energy	—	101,533,528	—		101,533,528
Financials	—	423,276,933	—		423,276,933
Health Care	—	159,450,852	—		159,450,852
Industrials	—	206,995,405	—	(a)	206,995,405
Information Technology	—	89,389,104	—		89,389,104
Materials	—	101,005,572	—		101,005,572
Telecommunication Services	—	104,511,108	—		104,511,108
Utilities	—	64,683,222	—		64,683,222
Futures	406,844	—	—		406,844
Short-Term Investments	13,550,569	—	—		13,550,569

Total Assets	$13,957,413	$1,652,085,987	$—		$1,666,043,400

Liabilities:
Futures	$(32,994)	$—	$—		$(32,994)

Total Liabilities	$(32,994)	$—	$—		$(32,994)

Total	$13,924,419	$1,652,085,987	$—		$1,666,010,406

(a)	Value is zero

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$406,844	*

See Notes to Financial Statements.

1001

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(32,994	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$652	$652
Equity contracts	1,733,844	—	1,733,844

Total	$1,733,844	$652	$1,734,496

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$58,237	$58,237

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $713,000 for five days during the year ended December 31, 2015, and held futures contracts with an average notional balance of approximately $16,043,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$246,524,494
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$111,955,432

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$300,830,372
Aggregate gross unrealized depreciation	(306,730,912)

Net unrealized appreciation	$(5,900,540)

Federal income tax cost of investments	$1,671,537,096

See Notes to Financial Statements.

1002

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,660,684,361)	$1,665,636,556
Cash	1,472,798
Foreign cash (Cost $691,926)	701,138
Cash held as collateral at broker	1,480,000
Dividends, interest and other receivables	3,601,693
Receivable for securities sold	42,698
Other assets	5,401

Total assets	1,672,940,284

LIABILITIES
Investment management fees payable	570,037
Distribution fees payable – Class IB	173,589
Administrative fees payable	143,959
Distribution fees payable – Class IA	130,178
Due to broker for futures variation margin	25,135
Trustees’ fees payable	3,868
Accrued expenses	144,257

Total liabilities	1,191,023

NET ASSETS	$1,671,749,261

Net assets were comprised of:
Paid in capital	$2,383,545,729
Accumulated undistributed net investment income (loss)	(5,367,577)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(711,553,860)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	5,124,969

Net assets	$1,671,749,261

Class IA
Net asset value, offering and redemption price per share, $609,681,593 / 72,446,382 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.42

Class IB
Net asset value, offering and redemption price per share, $815,348,477 / 98,385,620 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.29

Class K
Net asset value, offering and redemption price per share, $246,719,191 / 29,328,567 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015 (ag)

INVESTMENT INCOME
Dividends (net of $4,220,192 foreign withholding tax)	$55,907,025
Interest	9,276

Total income	55,916,301

EXPENSES
Investment management fees	7,041,509
Distribution fees – Class IB	2,123,788
Administrative fees	1,775,507
Distribution fees – Class IA	1,650,484
Custodian fees	269,000
Professional fees	105,132
Printing and mailing expenses	87,960
Trustees’ fees	35,880
Miscellaneous	35,374

Total expenses	13,124,634

NET INVESTMENT INCOME (LOSS)	42,791,667

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(16,192,048)
Futures	1,733,844
Foreign currency transactions	(348,201)

Net realized gain (loss)	(14,806,405)

Change in unrealized appreciation (depreciation) on:
Investments	(68,485,169)
Futures	58,237
Foreign currency translations	51,573

Net change in unrealized appreciation (depreciation)	(68,375,359)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(83,181,764)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,390,097)

(ag)	On May 22, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/International ETF Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended May 22, 2015 represents the results of operations of the EQ/International Equity Index Portfolio (Note 8).

See Notes to Financial Statements.

1003

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015 (ag)	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,791,667	$53,159,910
Net realized gain (loss) on investments, futures and foreign currency transactions	(14,806,405)	10,498,915
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(68,375,359)	(183,563,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,390,097)	(119,904,542)

DIVIDENDS:
Dividends from net investment income
Class IA	(15,324,633)	(21,540,125)
Class IB	(20,458,094)	(26,291,054)
Class K	(6,794,437)	(5,545,169)

TOTAL DIVIDENDS:	(42,577,164)	(53,376,348)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,782,522 and 2,424,294 shares, respectively ]	25,432,554	23,671,995
Capital shares issued in connection with merger (Note 8) [ 477,423 and 0 shares, respectively ]	4,645,024	—
Capital shares issued in reinvestment of dividends [ 1,843,178 and 2,408,224 shares, respectively ]	15,324,633	21,540,125
Capital shares repurchased [ (6,988,763) and (7,090,483) shares, respectively ]	(63,527,858)	(68,867,550)

Total Class IA transactions	(18,125,647)	(23,655,430)

Class IB
Capital shares sold [ 12,800,801 and 8,969,220 shares, respectively ]	116,020,451	85,261,479
Capital shares issued in reinvestment of dividends [ 2,498,719 and 2,984,828 shares, respectively ]	20,458,094	26,291,054
Capital shares repurchased [ (9,412,288) and (10,699,132) shares, respectively ]	(83,743,854)	(102,222,630)

Total Class IB transactions	52,734,691	9,329,903

Class K
Capital shares sold [ 11,787,414 and 5,158,520 shares, respectively ]	106,631,712	50,663,125
Capital shares issued in reinvestment of dividends [ 817,673 and 620,166 shares, respectively ]	6,794,437	5,545,169
Capital shares repurchased [ (1,096,201) and (2,526,667) shares, respectively ]	(10,026,008)	(24,598,780)

Total Class K transactions	103,400,141	31,609,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	138,009,185	17,283,987

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,041,924	(155,996,903)
NET ASSETS:
Beginning of year	1,616,707,337	1,772,704,240

End of year (a)	$1,671,749,261	$1,616,707,337

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,367,577)	$(5,818,334)

(ag)On May 22, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/International ETF Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended May 22, 2015 represents the results of operations of the EQ/International Equity Index Portfolio (Note 8).

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$8.82	$9.79	$8.24		$7.30	$8.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.30	0.20	##	0.21	0.26
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.40)	(0.97)	1.56		0.97	(1.30)

Total from investment operations	(0.18)	(0.67)	1.76		1.18	(1.04)

Less distributions:
Dividends from net investment income	(0.22)	(0.30)	(0.21)		(0.24)	(0.26)

Net asset value, end of year	$8.42	$8.82	$9.79		$8.24	$7.30

Total return	(2.05)%	(6.90)%	21.43%		16.22%	(11.98)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$609,682	$655,835	$750,077		$672,396	$659,391
Ratio of expenses to average net assets (f)	0.78%	0.79%	0.79%		0.79%	0.53%
Ratio of net investment income (loss) to average net assets (f)	2.39%	3.05%	2.18	%(aa)	2.74%	3.06%
Portfolio turnover rate^	6%	8%	9%		5%	65%

	Year Ended December 31,
Class IB	2015	2014	2013		2012	2011
Net asset value, beginning of year	$8.69	$9.64	$8.11		$7.19	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.29	0.19	##	0.21	0.23
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.40)	(0.95)	1.54		0.95	(1.27)

Total from investment operations	(0.19)	(0.66)	1.73		1.16	(1.04)

Less distributions:
Dividends from net investment income	(0.21)	(0.29)	(0.20)		(0.24)	(0.24)

Net asset value, end of year	$8.29	$8.69	$9.64		$8.11	$7.19

Total return	(2.12)%	(6.85)%	21.48%		16.14%	(12.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$815,348	$803,688	$879,975		$715,496	$681,113
Ratio of expenses to average net assets (f)	0.78%	0.79%	0.79%		0.79%	0.78%
Ratio of net investment income (loss) to average net assets (f)	2.38%	3.04%	2.15	%(bb)	2.75%	2.75%
Portfolio turnover rate^	6%	8%	9%		5%	65%

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					August 26, 2011* to December 31, 2011
Class K	2015	2014	2013		2012
Net asset value, beginning of period	$8.82	$9.79	$8.24		$7.30	$7.68

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.32	0.22	##	0.24	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.42)	(0.97)	1.56		0.97	(0.18)

Total from investment operations	(0.17)	(0.65)	1.78		1.21	(0.12)

Less distributions:
Dividends from net investment income	(0.24)	(0.32)	(0.23)		(0.27)	(0.26)

Net asset value, end of period	$8.41	$8.82	$9.79		$8.24	$7.30

Total return (b)	(1.91)%	(6.65)%	21.73%		16.52%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$246,719	$157,184	$142,652		$140,323	$226,542
Ratio of expenses to average net assets (a)(f)	0.53%	0.54%	0.54%		0.54%	0.54%
Ratio of net investment income (loss) to average net assets (a)(f)	2.71%	3.29%	2.43	%(cc)	3.09%	2.38%
Portfolio turnover rate^	6%	8%	9%		5%	65%
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.16, $0.15 and $0.18 for Class IA, Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.75% for income after waivers and reimbursements, 1.75% after waivers, reimbursements, and fees paid indirectly, and 1.75% before waivers, reimbursements, and fees paid indirectly.
(ag)	On May 22, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/International ETF Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended May 22, 2015 represents the results of operations of the EQ/International Equity Index Portfolio (Note 8).
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be1.72% for income after waiver and reimbursement, 1.72% after waivers, reimbursements, and fees paid indirectly, and 1.72% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class C would be 2.00% for income after waivers and reimbursements, 2.00% after waivers, reimbursements, and fees paid indirectly, and 2% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

1006

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(6.19)%	9.93%	5.54%
Portfolio – Class IB Shares	(6.18)	9.86	5.38
Portfolio – Class K Shares*	(5.96)	N/A	4.10
Russell 1000® Value Index	(3.83)	11.27	6.16
* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.18)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Value Index, returned (3.83)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio used currency forward contracts for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the benchmark for the reporting period.

•

Stock selection within Consumer Staples also contributed to relative performance. ConAgra Foods shares benefitted after the packaged foods maker reported earnings that exceeded analysts’ estimates towards the end of the reporting period. Also, underweighting Proctor & Gamble, which is a large benchmark holding that posted negative performance for the period, helped relative performance.

•	A material underweight in Utilities also helped relative performance, as Utilities stocks posted negative returns for the period.

What hurt performance during the year:

•

Weak stock selection and an underweight to Health Care stocks was a large detractor to relative performance. Specifically, being underweight within the health care equipment and services industry hurt performance. Also, underweighting select names within pharmaceuticals, like Eli Lilly and Co., hurt performance, as that stock posted positive returns for the period.

•

Stock selection and an underweight to Financials also acted as a large detractor to performance. Within diversified financials, Morgan Stanley and State Street underperformed the sector and benchmark, posting double digit negative returns. Although Morgan Stanley reported profits and revenues that beat estimates, Financial stocks in general declined in the latter part of the period due to concerns about a prolonged low interest rate environment. Underweighting real estate also hurt performance.

•

Stock selection and an overweight within the Energy sector also hurt performance, mainly due to the declining prices of oil. Notably, Royal Dutch Shell and Murphy Oil Corp. were two of the largest relative detractors within the sector. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell, a non-benchmark and top holding within the Portfolio, underperformed the sector and benchmark for the period.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

Although the Portfolio was underweight Financials and overweight in Energy compared to the benchmark at period end, we have a favorable view of large diversified financials companies and have been adding to positions in the Energy sector, based on attractive valuations.

1007

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	28.7%
Consumer Discretionary	14.8
Energy	13.0
Information Technology	12.9
Health Care	11.2
Industrials	6.9
Consumer Staples	4.7
Investment Company	2.6
Materials	1.7
Utilities	1.1
Telecommunication Services	0.8
Cash and Other	1.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$932.56	$4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	932.62	4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	933.57	3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1008

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.8%)
Auto Components (1.7%)
Johnson Controls, Inc.	86,346	$3,409,804

Automobiles (1.9%)
General Motors Co.	113,085	3,846,021

Hotels, Restaurants & Leisure (3.0%)
Carnival Corp.	114,190	6,221,071

Leisure Products (0.4%)
Mattel, Inc.	27,155	737,801

Media (5.5%)
CBS Corp. (Non-Voting), Class B	18,620	877,561
Comcast Corp., Class A	55,106	3,109,631
Time Warner Cable, Inc.	11,336	2,103,848
Time Warner, Inc.	12,980	839,417
Twenty-First Century Fox, Inc., Class B	79,625	2,168,189
Viacom, Inc., Class B	52,994	2,181,233

		11,279,879

Multiline Retail (2.3%)
Kohl’s Corp.	52,822	2,515,912
Target Corp.	30,613	2,222,810

		4,738,722

Total Consumer Discretionary		30,233,298

Consumer Staples (4.7%)
Beverages (1.6%)
Coca-Cola Co.	77,913	3,347,143

Food & Staples Retailing (1.4%)
CVS Health Corp.	9,902	968,119
Wal-Mart Stores, Inc.	30,608	1,876,270

		2,844,389

Food Products (1.2%)
ConAgra Foods, Inc.	37,094	1,563,883
Mondelez International, Inc., Class A	20,787	932,089

		2,495,972

Personal Products (0.5%)
Unilever N.V. (N.Y. Shares)	22,398	970,281

Total Consumer Staples		9,657,785

Energy (13.0%)
Energy Equipment & Services (2.8%)
Halliburton Co.	48,709	1,658,054
Noble Corp. plc	87,788	926,164
Weatherford International plc*	370,382	3,107,505

		5,691,723

Oil, Gas & Consumable Fuels (10.2%)
BP plc (ADR)	102,366	3,199,961
Chevron Corp.	34,120	3,069,435
Devon Energy Corp.	51,737	1,655,584
Hess Corp.	36,690	1,778,731
Murphy Oil Corp.	11,048	248,028
Occidental Petroleum Corp.	26,389	1,784,160
QEP Resources, Inc.	92,349	1,237,477

Royal Dutch Shell plc (ADR), Class A	77,344	$3,541,582
Suncor Energy, Inc.	165,323	4,265,333

		20,780,291

Total Energy		26,472,014

Financials (28.7%)
Banks (18.5%)
Bank of America Corp.	363,563	6,118,765
Citigroup, Inc.	200,214	10,361,075
Citizens Financial Group, Inc.	62,085	1,626,006
Fifth Third Bancorp	152,053	3,056,265
JPMorgan Chase & Co.	122,714	8,102,806
PNC Financial Services Group, Inc.	35,678	3,400,470
U.S. Bancorp	19,276	822,507
Wells Fargo & Co.	76,559	4,161,747

		37,649,641

Capital Markets (5.2%)
Bank of New York Mellon Corp.	56,620	2,333,876
Goldman Sachs Group, Inc.	11,000	1,982,530
Morgan Stanley	97,287	3,094,700
State Street Corp.	48,525	3,220,119

		10,631,225

Consumer Finance (1.0%)
Ally Financial, Inc.*	107,710	2,007,714

Insurance (4.0%)
Aflac, Inc.	41,313	2,474,649
Allstate Corp.	43,163	2,679,991
MetLife, Inc.	61,816	2,980,149

		8,134,789

Total Financials		58,423,369

Health Care (11.2%)
Health Care Equipment & Supplies (0.8%)
Medtronic plc	20,199	1,553,707

Health Care Providers & Services (1.8%)
Anthem, Inc.	14,124	1,969,451
Express Scripts Holding Co.*	20,406	1,783,688

		3,753,139

Pharmaceuticals (8.6%)
AbbVie, Inc.	30,469	1,804,984
GlaxoSmithKline plc (ADR)	18,915	763,220
Merck & Co., Inc.	74,939	3,958,278
Novartis AG (ADR)	38,256	3,291,546
Pfizer, Inc.	105,395	3,402,151
Roche Holding AG (ADR)	50,260	1,732,462
Sanofi S.A. (ADR)	59,400	2,533,410

		17,486,051

Total Health Care		22,792,897

Industrials (6.9%)
Aerospace & Defense (1.2%)
Textron, Inc.	57,533	2,416,961

See Notes to Financial Statements.

1009

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Electrical Equipment (1.4%)
Emerson Electric Co.	61,450	$2,939,154

Industrial Conglomerates (2.3%)
General Electric Co.	151,771	4,727,667

Machinery (2.0%)
Caterpillar, Inc.	41,962	2,851,737
Ingersoll-Rand plc	21,389	1,182,598

		4,034,335

Total Industrials		14,118,117

Information Technology (12.9%)
Communications Equipment (2.4%)
Cisco Systems, Inc.	179,248	4,867,480

Electronic Equipment, Instruments & Components (0.6%)
Corning, Inc.	70,761	1,293,511

Internet Software & Services (1.9%)
eBay, Inc.*	99,171	2,725,219
Yahoo!, Inc.*	33,561	1,116,239

		3,841,458

IT Services (1.0%)
PayPal Holdings, Inc.*	54,124	1,959,289

Semiconductors & Semiconductor Equipment (1.0%)
Intel Corp.	58,874	2,028,209

Software (3.9%)
Citrix Systems, Inc.*	20,251	1,531,988
Microsoft Corp.	62,367	3,460,121
Symantec Corp.	143,302	3,009,342

		8,001,451

Technology Hardware, Storage & Peripherals (2.1%)
Hewlett Packard Enterprise Co.	25,939	394,273
HP, Inc.	86,430	1,023,331
NetApp, Inc.	109,991	2,918,061

		4,335,665

Total Information Technology		26,327,063

Materials (1.7%)
Metals & Mining (0.8%)
Alcoa, Inc.	170,099	1,678,877

Paper & Forest Products (0.9%)
International Paper Co.	48,359	$1,823,134

Total Materials		3,502,011

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.8%)
Frontier Communications Corp.	339,533	1,585,619

Total Telecommunication Services		1,585,619

Utilities (1.1%)
Electric Utilities (0.4%)
FirstEnergy Corp.	27,135	860,993

Multi-Utilities (0.7%)
PG&E Corp.	24,924	1,325,708

Total Utilities		2,186,701

Total Common Stocks (95.8%) (Cost $187,095,290)		195,298,874

SHORT-TERM INVESTMENT:
Investment Company (2.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,215,801	5,215,801

Total Short-Term Investment (2.6%) (Cost $5,215,801)		5,215,801

Total Investments (98.4%) (Cost $192,311,091)		200,514,675
Other Assets Less Liabilities (1.6%)		3,361,250

Net Assets (100%)		$203,875,925

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/22/16	CIBC World Markets, Inc.	547	$827,704	$806,410	$21,294
British Pound vs. U.S. Dollar, expiring 1/22/16	Deutsche Bank AG	547	828,289	806,674	21,615
British Pound vs. U.S. Dollar, expiring 1/22/16	Goldman Sachs International	547	827,853	806,412	21,441
British Pound vs. U.S. Dollar, expiring 1/22/16	Royal Bank of Canada	547	827,646	806,410	21,236
Canadian Dollar vs. U.S. Dollar, expiring 1/22/16	CIBC World Markets, Inc.	1,243	904,511	898,069	6,442

See Notes to Financial Statements.

1010

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/22/16	Deutsche Bank AG	1,234	$897,993	$891,655	$6,338
Canadian Dollar vs. U.S. Dollar, expiring 1/22/16	Goldman Sachs International	1,234	898,052	891,656	6,396
Canadian Dollar vs. U.S. Dollar, expiring 1/22/16	Royal Bank of Canada	1,234	898,251	891,655	6,596
European Union Euro vs. U.S. Dollar, expiring 1/22/16	Barclays Bank plc	1,061	1,167,655	1,153,049	14,606
European Union Euro vs. U.S. Dollar, expiring 1/22/16	CIBC World Markets, Inc.	1,061	1,167,240	1,153,049	14,191
European Union Euro vs. U.S. Dollar, expiring 1/22/16	Deutsche Bank AG	1,061	1,167,527	1,153,049	14,478
European Union Euro vs. U.S. Dollar, expiring 1/22/16	Goldman Sachs International	1,061	1,167,620	1,153,196	14,424
European Union Euro vs. U.S. Dollar, expiring 1/22/16	Royal Bank of Canada	1,061	1,166,892	1,153,049	13,843
Swiss Franc vs. U.S. Dollar, expiring 1/22/16	CIBC World Markets, Inc.	1,029	1,045,654	1,027,722	17,932
Swiss Franc vs. U.S. Dollar, expiring 1/22/16	Deutsche Bank AG	1,029	1,045,305	1,027,660	17,645
Swiss Franc vs. U.S. Dollar, expiring 1/22/16	Goldman Sachs International	1,029	1,046,239	1,027,722	18,517
Swiss Franc vs. U.S. Dollar, expiring 1/22/16	Royal Bank of Canada	1,029	1,046,137	1,027,721	18,416

					$255,410

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$30,233,298	$—	$—	$30,233,298
Consumer Staples	9,657,785	—	—	9,657,785
Energy	26,472,014	—	—	26,472,014
Financials	58,423,369	—	—	58,423,369
Health Care	22,792,897	—	—	22,792,897
Industrials	14,118,117	—	—	14,118,117
Information Technology	26,327,063	—	—	26,327,063
Materials	3,502,011	—	—	3,502,011
Telecommunication Services	1,585,619	—	—	1,585,619
Utilities	2,186,701	—	—	2,186,701

See Notes to Financial Statements.

1011

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Forward Currency Contracts	$—	$255,410	$—	$255,410
Short-Term Investments	5,215,801	—	—	5,215,801

Total Assets	$200,514,675	$255,410	$—	$200,770,085

Total Liabilities	$—	$—	$—	$—

Total	$200,514,675	$255,410	$—	$200,770,085

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$255,410

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,910,161	$1,910,161

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(125,340)	$(125,340)

^ This Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $20,793,000 during the year ended December 31, 2015.

See Notes to Financial Statements.

1012

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$14,606	$—	$—	$14,606
CIBC World Markets Inc.	59,859	—	—	59,859
Deutsche Bank AG	60,076	—	—	60,076
Goldman Sachs & Co.	60,778	—	—	60,778
Royal Bank of Canada	60,091	—	—	60,091

Total	$255,410	$—	$—	$255,410

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
	$—	$—	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long—term investments other than U.S. government debt securities	$35,394,430
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$38,633,359

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,351,358
Aggregate gross unrealized depreciation	(22,457,165)

Net unrealized appreciation	$6,894,193

Federal income tax cost of investments	$193,620,482

For the year ended December 31, 2015, the Portfolio incurred approximately $309 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated brocker/dealer.

See Notes to Financial Statements.

1013

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EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $192,311,091)	$200,514,675
Cash	3,098,000
Foreign cash (Cost $10)	10
Dividends, interest and other receivables	282,550
Receivable for securities sold	266,066
Unrealized appreciation on forward foreign currency contracts	255,410
Receivable from Separate Accounts for Trust shares sold	31,913
Other assets	692

Total assets	204,449,316

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	215,244
Investment management fees payable	102,606
Payable for securities purchased	102,143
Distribution fees payable – Class IB	29,207
Administrative fees payable	17,832
Distribution fees payable – Class IA	8,424
Accrued expenses	97,935

Total liabilities	573,391

NET ASSETS	$203,875,925

Net assets were comprised of:
Paid in capital	$716,798,129
Accumulated undistributed net investment income (loss)	271,450
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(521,651,281)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	8,457,627

Net assets	$203,875,925

Class IA
Net asset value, offering and redemption price per share, $39,419,775 / 2,858,394 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.79

Class IB
Net asset value, offering and redemption price per share, $136,196,136 / 9,868,719 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.80

Class K
Net asset value, offering and redemption price per share, $28,260,014 / 2,053,851 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $33,383 foreign withholding tax)	$5,012,190
Interest	8,059

Total income	5,020,249

EXPENSES
Investment management fees	1,453,272
Distribution fees – Class IB	367,936
Administrative fees	225,503
Distribution fees – Class IA	106,274
Professional fees	95,168
Custodian fees	43,000
Printing and mailing expenses	11,580
Trustees’ fees	4,596
Miscellaneous	6,404

Gross expenses	2,313,733
Less: Waiver from investment manager	(163,121)

Net expenses	2,150,612

NET INVESTMENT INCOME (LOSS)	2,869,637

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	6,626,838
Foreign currency transactions	1,866,105

Net realized gain (loss)	8,492,943

Change in unrealized appreciation (depreciation) on:
Investments	(25,065,811)
Foreign currency translations	(124,151)

Net change in unrealized appreciation (depreciation)	(25,189,962)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,697,019)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,827,382)

See Notes to Financial Statements.

1014

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EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014 (ag)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,869,637	$1,842,348
Net realized gain (loss) on investments and foreign currency transactions	8,492,943	49,137,200
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(25,189,962)	(39,600,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,827,382)	11,379,464

DIVIDENDS:
Dividends from net investment income
Class IA	(903,767)	(571,994)
Class IB	(3,131,311)	(2,101,379)
Class K	(799,443)	(568,668)

TOTAL DIVIDENDS:	(4,834,521)	(3,242,041)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 665,017 and 833,611 shares, respectively ]	9,841,319	12,310,455
Capital shares issued in connection with merger (Note 8) [ 0 and 1,728,433 shares, respectively ]	—	25,591,733
Capital shares issued in reinvestment of dividends [ 66,726 and 38,142 shares, respectively ]	903,767	571,994
Capital shares repurchased [ (663,962) and (589,927) shares, respectively ]	(9,824,548)	(8,755,766)

Total Class IA transactions	920,538	29,718,416

Class IB
Capital shares sold [ 762,359 and 919,393 shares, respectively ]	11,256,665	13,451,118
Capital shares issued in connection with merger (Note 8) [ 0 and 6,164,498 shares, respectively ]	—	91,348,257
Capital shares issued in reinvestment of dividends [ 231,026 and 140,017 shares, respectively ]	3,131,311	2,101,379
Capital shares repurchased [ (1,325,885) and (809,099) shares, respectively ]	(19,606,665)	(11,854,077)

Total Class IB transactions	(5,218,689)	95,046,677

Class K
Capital shares sold [ 338,098 and 1,336,295 shares, respectively ]	4,968,260	19,195,409
Capital shares issued in connection with merger (Note 8) [ 0 and 1,015,519 shares, respectively ]	—	15,021,119
Capital shares issued in reinvestment of dividends [ 59,170 and 38,006 shares, respectively ]	799,443	568,668
Capital shares repurchased [ (663,892) and (298,035) shares, respectively ]	(9,439,245)	(4,406,021)

Total Class K transactions	(3,671,542)	30,379,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(7,969,693)	155,144,268

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,631,596)	163,281,691
NET ASSETS:
Beginning of year	230,507,521	67,225,830

End of year (a)	$203,875,925	$230,507,521

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$271,450	$370,229

(ag)On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio (Note 8).

See Notes to Financial Statements.

1015

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014	2013	2012	2011
Net asset value, beginning of year	$15.05		$14.01	$10.78	$9.22	$9.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18		0.17	0.14	0.15	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.12)		1.08	3.63	1.54	(0.33)

Total from investment operations	(0.94)		1.25	3.77	1.69	(0.17)

Less distributions:
Dividends from net investment income	(0.32)		(0.21)	(0.54)	(0.13)	(0.16)

Net asset value, end of year	$13.79		$15.05	$14.01	$10.78	$9.22

Total return	(6.19	)%(aa)	8.92%	35.10%	18.37%	(1.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,420		$42,002	$10,933	$6,325	$4,494
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.02%**	1.00%	1.00%	0.75%
After waivers and fees paid indirectly (f)	1.00%		1.02%**	1.00%	0.99%	0.74%
Before waivers and fees paid indirectly (f)	1.07%		1.09%**	1.11%	1.05%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.25%		1.14%	1.08%	1.48%	1.63%
After waivers and fees paid indirectly (f)	1.25%		1.14%	1.09%	1.48%	1.64%
Before waivers and fees paid indirectly (f)	1.18%		1.06%	0.98%	1.43%	1.60%
Portfolio turnover rate^	17%		16%	15%	17%	25%

	Year Ended December 31,
Class IB	2015		2014	2013	2012	2011
Net asset value, beginning of year	$15.06		$14.02	$10.79	$9.23	$9.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18		0.17	0.14	0.15	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.12)		1.08	3.63	1.54	(0.33)

Total from investment operations	(0.94)		1.25	3.77	1.69	(0.20)

Less distributions:
Dividends from net investment income	(0.32)		(0.21)	(0.54)	(0.13)	(0.13)

Net asset value, end of year	$13.80		$15.06	$14.02	$10.79	$9.23

Total return	(6.18	)%(bb)	8.92%	35.06%	18.35%	(2.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$136,196		$153,654	$53,095	$299,775	$269,909
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.02%**	1.00%	1.00%	1.00%
After waivers and fees paid indirectly (f)	1.00%		1.02%**	1.00%	0.99%	0.99%
Before waivers and fees paid indirectly (f)	1.07%		1.08%**	1.06%	1.05%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.24%		1.15%	1.10%	1.47%	1.36%
After waivers and fees paid indirectly (f)	1.24%		1.15%	1.10%	1.48%	1.37%
Before waivers and fees paid indirectly (f)	1.17%		1.09%	1.04%	1.42%	1.33%
Portfolio turnover rate^	17%		16%	15%	17%	25%

See Notes to Financial Statements.

1016

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			October 29, 2013* to December 31, 2013
Class K	2015		2014
Net asset value, beginning of period	$15.02		$13.98	$13.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22		0.21	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.12)		1.08	0.80

Total from investment operations	(0.90)		1.29	0.84

Less distributions:
Dividends from net investment income	(0.36)		(0.25)	(0.57)

Net asset value, end of period	$13.76		$15.02	$13.98

Total return (b)	(5.96	)%(cc)	9.21%	6.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,260		$34,851	$3,197
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75%		0.77%**	0.75%
After waivers and fees paid indirectly (a)(f)	0.75%		0.77%**	0.75%
Before waivers and fees paid indirectly (a)(f)	0.82%		0.83%**	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.50%		1.40%	1.57%
After waivers and fees paid indirectly (a)(f)	1.50%		1.40%	1.57%
Before waivers and fees paid indirectly (a)(f)	1.43%		1.34%	1.39%
Portfolio turnover rate^	17%		16%	15%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Shareholder, Audit and Legal Expenses relating to the merger of 0.02%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ag)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio (Note 8).
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would havebeen (6.39)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.16)%.

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.26)%	10.85%	6.08%
Portfolio – Class IB Shares	(2.31)	10.77	5.91
Portfolio – Class K Shares*	(2.07)	N/A	15.20
Russell 1000® Value Index	(3.83)	11.27	6.16
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.31)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Value Index, returned (3.83)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Royal Caribbean Cruises, within the consumer cyclical sector, benefitted from favorable supply-and-demand dynamics and disciplined cost management. Supply was in check while additional demand was created from new markets (for example, China and Cuba). Additionally, management proved adept as they took actions, such as bundling onboard amenities with pre-cruise sales in local currency to boost total spending.

•	General Motors, within the autos and transportation sector, has done well, exhibiting strong profitability in the U.S. and growth in China.

What hurt performance during the year:

•

An underweight in General Electric, within the industrial cyclical sector, detracted as investors reacted positively following management’s announced plans to divest most of the GE Capital business in order to focus on industrial operations.

•

Within the insurance sector, MetLife’s quarterly results were disappointing as foreign currency pressure presented a headwind to earnings, which are unhedged in Latin America and EMEA (Europe, the Middle East and Africa). In addition, domestic earnings were at the light end of previous forecasts.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management, Inc.

One of the more interesting phenomena in 2015 has been the significant outperformance of growth versus value style investing. The outperformance of growth over value has prevailed across all market capitalizations. We believe the outperformance of growth over value could persist entering 2016.

Despite the challenges of 2015, our fundamental outlook has not changed. We continue to believe that the slowdown in China and many of the emerging markets remains the largest risk. While markets were certainly disrupted during the Greek crisis, Greece and the eurozone as a whole are not the drivers of global growth that China and many emerging markets represent. Policymakers in China are becoming more aggressive to support growth.

With respect to China and the emerging markets, our main concern is that the slower growth in these regions may spread to the developed world and eventually to the U.S. Signs appear to us to continue to point towards slow and steady growth in the eurozone and the U.S. We believe pent up demand and delayed investment can continue to lengthen the current expansion.

At year end, the Portfolio’s largest overweight was in autos and transportation. The Portfolio was also overweight in consumer cyclicals as we believe good economic growth and low inflation may provide a solid backdrop for better consumer optimism and spending. At year end, we had started to neutralize our underweight in industrial cyclicals. We were most underweight in the Energy sector as we see the potential for additional credit problems and slashed capital spending budgets if commodity prices

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

remain at current levels. Additionally, we had underweighted real estate investment trusts given our concerns around credit risk and rising capital rates. Within Financials, we continue to feel that prospects in the U.S. are stronger than abroad. That said, at this point we feel that the U.S. dollar is unlikely to appreciate much further relative to the euro.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	25.9%
Consumer Discretionary	19.8
Health Care	14.0
Industrials	9.3
Information Technology	8.6
Energy	7.6
Utilities	5.8
Materials	3.4
Telecommunication Services	2.3
Consumer Staples	1.1
Cash and Other	2.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$968.27	$4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	967.74	4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	968.91	3.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.43	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.8%)
Auto Components (0.3%)
Magna International, Inc.	31,300	$1,269,528

Automobiles (5.0%)
Ford Motor Co.	387,800	5,464,102
General Motors Co.	378,830	12,884,008

		18,348,110

Hotels, Restaurants & Leisure (0.6%)
Royal Caribbean Cruises Ltd.	23,218	2,349,894

Household Durables (5.9%)
D.R. Horton, Inc.	63,900	2,046,717
Harman International Industries, Inc.	74,200	6,990,382
Jarden Corp.*	33,800	1,930,656
PulteGroup, Inc.	205,800	3,667,356
Taylor Morrison Home Corp., Class A*	25,100	401,600
Toll Brothers, Inc.*	138,700	4,618,710
Whirlpool Corp.	14,200	2,085,554

		21,740,975

Media (2.1%)
Charter Communications, Inc., Class A*	6,900	1,263,390
DISH Network Corp., Class A*	20,600	1,177,908
Time Warner, Inc.	27,700	1,791,359
Twenty-First Century Fox, Inc., Class A	126,100	3,424,876

		7,657,533

Multiline Retail (0.3%)
Kohl’s Corp.	26,200	1,247,906

Specialty Retail (3.8%)
AutoNation, Inc.*	54,800	3,269,368
Best Buy Co., Inc.	311,600	9,488,220
Murphy USA, Inc.*	18,500	1,123,690

		13,881,278

Textiles, Apparel & Luxury Goods (1.8%)
Coach, Inc.	43,600	1,427,028
Michael Kors Holdings Ltd.*	32,700	1,309,962
PVH Corp.	55,900	4,117,035

		6,854,025

Total Consumer Discretionary		73,349,249

Consumer Staples (1.1%)
Beverages (0.5%)
Molson Coors Brewing Co., Class B	20,600	1,934,752

Food Products (0.6%)
Keurig Green Mountain, Inc.	23,200	2,087,536

Total Consumer Staples		4,022,288

Energy (7.6%)
Energy Equipment & Services (0.3%)
Noble Corp. plc	84,300	889,365

Oil, Gas & Consumable Fuels (7.3%)
Chevron Corp.	32,800	$2,950,688
EOG Resources, Inc.	34,500	2,442,255
EQT Corp.	27,100	1,412,723
Exxon Mobil Corp.	131,835	10,276,538
Occidental Petroleum Corp.	92,400	6,247,164
PBF Energy, Inc., Class A	31,100	1,144,791
Pioneer Natural Resources Co.	11,100	1,391,718
Suncor Energy, Inc.	44,500	1,148,100

		27,013,977

Total Energy		27,903,342

Financials (25.9%)
Banks (13.7%)
Bank of America Corp.	394,831	6,645,006
BB&T Corp.	166,900	6,310,489
Citigroup, Inc.	223,655	11,574,146
KeyCorp	424,800	5,603,112
M&T Bank Corp.	12,800	1,551,104
SVB Financial Group*	3,600	428,040
U.S. Bancorp	83,800	3,575,746
Wells Fargo & Co.	275,823	14,993,738

		50,681,381

Capital Markets (2.9%)
Charles Schwab Corp.	109,500	3,605,835
Goldman Sachs Group, Inc.	20,700	3,730,761
Morgan Stanley	74,366	2,365,583
TD Ameritrade Holding Corp.	31,300	1,086,423

		10,788,602

Consumer Finance (0.2%)
Ally Financial, Inc.*	30,400	566,656

Insurance (7.6%)
ACE Ltd.	99,088	11,578,433
Allstate Corp.	31,800	1,974,462
Arthur J. Gallagher & Co.	48,500	1,985,590
MetLife, Inc.	195,458	9,423,030
RenaissanceReinsurance Holdings Ltd.	7,800	882,882
XL Group plc	60,200	2,358,636

		28,203,033

Real Estate Investment Trusts (REITs) (1.1%)
Host Hotels & Resorts, Inc. (REIT)	115,700	1,774,838
LaSalle Hotel Properties (REIT)	31,200	784,992
Liberty Property Trust (REIT)	46,200	1,434,510

		3,994,340

Real Estate Management & Development (0.2%)
St. Joe Co.*	30,400	562,704

Thrifts & Mortgage Finance (0.2%)
BofI Holding, Inc.*	41,300	869,365

Total Financials		95,666,081

Health Care (14.0%)
Biotechnology (0.4%)
Baxalta, Inc.	33,000	1,287,990

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	84,400	$3,790,404

Health Care Providers & Services (5.2%)
Aetna, Inc.	83,200	8,995,584
Anthem, Inc.	8,600	1,199,184
Cigna Corp.	24,400	3,570,452
Humana, Inc.	31,524	5,627,349

		19,392,569

Life Sciences Tools & Services (1.4%)
Thermo Fisher Scientific, Inc.	36,500	5,177,525

Pharmaceuticals (6.0%)
Allergan plc*	10,500	3,281,250
Johnson & Johnson	23,498	2,413,715
Merck & Co., Inc.	61,166	3,230,788
Mylan N.V.*	23,900	1,292,273
Perrigo Co. plc	16,200	2,344,140
Pfizer, Inc.	292,600	9,445,128

		22,007,294

Total Health Care		51,655,782

Industrials (9.3%)
Aerospace & Defense (2.3%)
Embraer S.A. (ADR)	62,400	1,843,296
General Dynamics Corp.	12,500	1,717,000
L-3 Communications Holdings, Inc.	21,600	2,581,416
Raytheon Co.	19,700	2,453,241

		8,594,953

Airlines (3.8%)
Delta Air Lines, Inc.	41,300	2,093,497
Southwest Airlines Co.	92,500	3,983,050
Spirit Airlines, Inc.*	112,500	4,483,125
United Continental Holdings, Inc.*	62,400	3,575,520

		14,135,192

Electrical Equipment (0.3%)
Eaton Corp. plc	18,200	947,128

Machinery (2.9%)
Allison Transmission Holdings, Inc.	59,500	1,540,455
Ingersoll-Rand plc	27,500	1,520,475
PACCAR, Inc.	161,400	7,650,360

		10,711,290

Total Industrials		34,388,563

Information Technology (8.6%)
Communications Equipment (1.0%)
Harris Corp.	11,100	964,590
QUALCOMM, Inc.	53,700	2,684,194

		3,648,784

Electronic Equipment, Instruments & Components (0.8%)
TE Connectivity Ltd.	47,100	3,043,131

Internet Software & Services (0.9%)
Yahoo!, Inc.*	97,100	3,229,546

Semiconductors & Semiconductor Equipment (3.6%)
Avago Technologies Ltd.	28,300	$4,107,745
Broadcom Corp., Class A	76,700	4,434,794
Lam Research Corp.	21,300	1,691,646
Marvell Technology Group Ltd.	96,800	853,776
NXP Semiconductors N.V.*	13,300	1,120,525
Qorvo, Inc.*	22,900	1,165,610

		13,374,096

Software (1.1%)
Microsoft Corp.	73,700	4,088,876

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	12,000	1,263,120
EMC Corp.	83,300	2,139,144
HP, Inc.	68,600	812,224

		4,214,488

Total Information Technology		31,598,921

Materials (3.4%)
Chemicals (1.7%)
Albemarle Corp.	31,000	1,736,310
Axiall Corp.	52,947	815,384
Dow Chemical Co.	38,400	1,976,832
Eastman Chemical Co.	27,500	1,856,525

		6,385,051

Containers & Packaging (0.5%)
WestRock Co.	40,100	1,829,362

Metals & Mining (1.2%)
Norsk Hydro ASA (ADR)	352,400	1,326,786
Reliance Steel & Aluminum Co.	12,500	723,875
Rio Tinto plc (ADR)	64,700	1,884,064
United States Steel Corp.	39,400	314,412

		4,249,137

Total Materials		12,463,550

Telecommunication Services (2.3%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	207,300	7,133,193

Wireless Telecommunication Services (0.4%)
T-Mobile US, Inc.*	38,300	1,498,296

Total Telecommunication Services		8,631,489

Utilities (5.8%)
Electric Utilities (4.8%)
American Electric Power Co., Inc.	32,800	1,911,256
Duke Energy Corp.	26,700	1,906,113
Edison International	93,800	5,553,898
NextEra Energy, Inc.	33,000	3,428,370
Xcel Energy, Inc.	135,400	4,862,214

		17,661,851

Gas Utilities (0.6%)
AGL Resources, Inc.	37,700	2,405,637

Multi-Utilities (0.4%)
WEC Energy Group, Inc.	28,700	1,472,597

Total Utilities		21,540,085

Total Common Stocks (97.8%) (Cost $353,248,976)		361,219,350

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Glossary:

ADR	— American Depositary Receipt

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (4.1%)
Federal Home Loan Bank 0.16%, 1/4/16 (o)(p)	$4,131,000	$4,130,929
U.S. Treasury Bills 0.04%, 1/21/16 (p)	11,000,000	10,999,717

		15,130,646

Total Short-Term Investments (4.1%) (Cost $15,129,920)		15,130,646

Total Investments (101.9%) (Cost $368,378,896)		376,349,996
Other Assets Less Liabilities (-1.9%)		(6,844,402)

Net Assets (100%)		$369,505,594

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$73,349,249	$—	$—	$73,349,249
Consumer Staples	4,022,288	—	—	4,022,288
Energy	27,903,342	—	—	27,903,342
Financials	95,666,081	—	—	95,666,081
Health Care	51,655,782	—	—	51,655,782
Industrials	34,388,563	—	—	34,388,563
Information Technology	31,598,921	—	—	31,598,921
Materials	12,463,550	—	—	12,463,550
Telecommunication Services	8,631,489	—	—	8,631,489
Utilities	21,540,085	—	—	21,540,085
Short-Term Investments	—	15,130,646	—	15,130,646

Total Assets	$361,219,350	$15,130,646	$—	$376,349,996

Total Liabilities	$—	$—	$—	$—

Total	$361,219,350	$15,130,646	$—	$376,349,996

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contract for the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$574,357,399
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$362,516,324

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,996,142
Aggregate gross unrealized depreciation	(12,032,298)

Net unrealized appreciation	$6,963,844

Federal income tax cost of investments	$369,386,152

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $368,378,896)	$376,349,996
Cash	285
Dividends, interest and other receivables	622,034
Receivable from Separate Accounts for Trust shares sold	81,048
Due from Custodian	76,147
Other assets	482

Total assets	377,129,992

LIABILITIES
Payable for securities purchased	7,134,179
Payable to Separate Accounts for Trust shares redeemed	194,009
Investment management fees payable	174,749
Administrative fees payable	28,824
Distribution fees payable – Class IB	24,305
Distribution fees payable – Class IA	2,677
Trustees’ fees payable	684
Accrued expenses	64,971

Total liabilities	7,624,398

NET ASSETS	$369,505,594

Net assets were comprised of:
Paid in capital	$395,025,297
Accumulated undistributed net investment income (loss)	1,440
Accumulated undistributed net realized gain (loss) on investments	(33,492,243)
Net unrealized appreciation (depreciation) on investments	7,971,100

Net assets	$369,505,594

Class IA
Net asset value, offering and redemption price per share, $12,276,130 / 796,783 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.41

Class IB
Net asset value, offering and redemption price per share, $113,918,868 / 7,376,196 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.44

Class K
Net asset value, offering and redemption price per share, $243,310,596 / 15,795,159 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($199 of dividend income received from affiliates) (net of $3,132 foreign withholding tax)	$4,615,950
Interest	2,790

Total income	4,618,740

EXPENSES
Investment management fees	1,269,192
Distribution fees – Class IB	286,011
Administrative fees	213,402
Professional fees	55,915
Custodian fees	37,001
Distribution fees – Class IA	31,305
Printing and mailing expenses	8,753
Trustees’ fees	3,566
Miscellaneous	2,181

Gross expenses	1,907,326
Less: Waiver from investment manager	(4,336)

Net expenses	1,902,990

NET INVESTMENT INCOME (LOSS)	2,715,750

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	10,602,488
Net change in unrealized appreciation (depreciation) on investments	(17,492,626)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,890,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,174,388)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,715,750	$1,589,701
Net realized gain (loss) on investments and futures	10,602,488	21,521,193
Net change in unrealized appreciation (depreciation) on investments and futures	(17,492,626)	(3,179,038)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,174,388)	19,931,856

DIVIDENDS:
Dividends from net investment income
Class IA	(88,574)	(121,200)
Class IB	(802,281)	(1,092,303)
Class K	(1,792,739)	(448,621)

TOTAL DIVIDENDS:	(2,683,594)	(1,662,124)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 173,904 and 157,001 shares, respectively ]	2,730,387	2,318,807
Capital shares issued in reinvestment of dividends [ 5,857 and 7,691 shares, respectively ]	88,574	121,200
Capital shares repurchased [ (134,152) and (131,318) shares, respectively ]	(2,109,820)	(1,956,237)

Total Class IA transactions	709,141	483,770

Class IB
Capital shares sold [ 1,619,740 and 925,122 shares, respectively ]	25,633,400	13,832,808
Capital shares issued in reinvestment of dividends [ 52,924 and 69,126 shares, respectively ]	802,281	1,092,303
Capital shares repurchased [ (1,288,043) and (977,445) shares, respectively ]	(20,333,830)	(14,427,209)

Total Class IB transactions	6,101,851	497,902

Class K
Capital shares sold [ 13,923,348 and 397,157 shares, respectively ]	216,660,285	5,962,692
Capital shares issued in reinvestment of dividends [ 118,579 and 28,465 shares, respectively ]	1,792,739	448,621
Capital shares repurchased [ (479,921) and (491,947) shares, respectively ]	(7,601,590)	(7,309,981)

Total Class K transactions	210,851,434	(898,668)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	217,662,426	83,004

TOTAL INCREASE (DECREASE) IN NET ASSETS	210,804,444	18,352,736
NET ASSETS:
Beginning of year	158,701,150	140,348,414

End of year (a)	$369,505,594	$158,701,150

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,440	$838

See Notes to Financial Statements.

1025

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014	2013	2012	2011
Net asset value, beginning of year	$15.88		$14.02	$10.52	$9.15	$9.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17		0.15	0.12	0.10	0.12
Net realized and unrealized gain (loss) on investments	(0.53)		1.87	3.64	1.37	(0.61)

Total from investment operations	(0.36)		2.02	3.76	1.47	(0.49)

Less distributions:
Dividends from net investment income	(0.11)		(0.16)	(0.26)	(0.10)	(0.13)

Net asset value, end of year	$15.41		$15.88	$14.02	$10.52	$9.15

Total return	(2.26	)%(aa)	14.40%	35.77%	16.07%	(5.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,276		$11,930	$10,063	$7,399	$5,642
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.00%	1.00%	1.00%	0.74%
Before waivers (f)	1.00%		1.01%	1.02%	1.00%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.10%		1.04%	0.99%	0.97%	1.28%
Before waivers (f)	1.10%		1.03%	0.97%	0.97%	1.28%
Portfolio turnover rate^	174%		180%	136%	129%	94%

	Year Ended December 31,
Class IB	2015		2014	2013	2012	2011
Net asset value, beginning of year	$15.92		$14.06	$10.55	$9.17	$9.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17		0.15	0.11	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.54)		1.87	3.66	1.38	(0.63)

Total from investment operations	(0.37)		2.02	3.77	1.48	(0.53)

Less distributions:
Dividends from net investment income	(0.11)		(0.16)	(0.26)	(0.10)	(0.10)

Net asset value, end of year	$15.44		$15.92	$14.06	$10.55	$9.17

Total return	(2.31	)%(bb)	14.36%	35.77%	16.14%	(5.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$113,919		$111,309	$98,048	$328,919	$321,365
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.00%	1.00%	1.00%	0.99%
Before waivers (f)	1.00%		1.01%	1.02%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.10%		1.04%	0.90%	0.95%	1.03%
Before waivers (f)	1.10%		1.02%	0.89%	0.94%	1.03%
Portfolio turnover rate^	174%		180%	136%	129%	94%

See Notes to Financial Statements.

1026

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					December 1, 2011* to December 31, 2011
Class K	2015		2014	2013	2012
Net asset value, beginning of period	$15.88		$14.02	$10.52	$9.15	$9.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24		0.19	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	(0.57)		1.87	3.63	1.38	0.01

Total from investment operations	(0.33)		2.06	3.79	1.50	0.02

Less distributions:
Dividends from net investment income	(0.15)		(0.20)	(0.29)	(0.13)	(0.13)

Net asset value, end of period	$15.40		$15.88	$14.02	$10.52	$9.15

Total return (b)	(2.07	)%(cc)	14.69%	36.11%	16.36%	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$243,311		$35,463	$32,237	$23,754	$21,088
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75%		0.75%	0.75%	0.75%	0.75%
Before waivers (a)(f)	0.75%		0.76%	0.77%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.56%		1.28%	1.25%	1.20%	1.28%
Before waivers (a)(f)	1.56%		1.27%	1.22%	1.20%	1.28%
Portfolio turnover rate^	174%		180%	136%	129%	94%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.45)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.50)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.26)%.

See Notes to Financial Statements.

1027

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.84%	12.82%	7.80%
Portfolio – Class IB Shares	4.85	12.77	7.65
Portfolio – Class K Shares**	5.11	N/A	16.70
Russell 1000® Growth Index	5.67	13.53	8.53
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.85% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 5.67% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The sectors that contributed most to relative performance for the year ending December 31, 2015 were Information Technology, Consumer Discretionary, Consumer Staples, Health Care and Telecommunication Services.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2015 were Amazon.com, Alphabet Inc. Cl A, Alphabet Inc. Cl C, Facebook Inc. and Microsoft Corp.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2015 were Industrials, Materials, Energy, Utilities and Financials.

•	The five stocks that provided the most negative impact to performance for the year ending December 31, 2015 were Union Pacific Corp., Apple Inc., Oracle Corp., Qualcomm Inc. and Micron Technology Inc.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	27.8%
Consumer Discretionary	21.1
Health Care	17.0
Consumer Staples	11.2
Industrials	10.7
Financials	5.5
Materials	3.4
Telecommunication Services	2.0
Investment Company	0.8
Energy	0.5
Utilities	0.0	#
Cash and Other	0.0	#

	100.0%

# Less than 0.05%

1028

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,012.67	$3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.66
Class IB
Actual	1,000.00	1,012.73	3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.66
Class K
Actual	1,000.00	1,014.48	2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1029

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (21.1%)
Auto Components (0.5%)
BorgWarner, Inc.	26,108	$1,128,649
Delphi Automotive plc	33,300	2,854,809
Gentex Corp.	16,972	271,722
Johnson Controls, Inc.	16,500	651,585
Lear Corp.	6,800	835,244
Visteon Corp.*	5,100	583,950

		6,325,959

Automobiles (0.3%)
Harley-Davidson, Inc.	13,100	594,609
Tesla Motors, Inc.*	11,310	2,714,513
Thor Industries, Inc.	5,200	291,980

		3,601,102

Distributors (0.2%)
Genuine Parts Co.	16,300	1,400,007
LKQ Corp.*	35,054	1,038,650

		2,438,657

Diversified Consumer Services (0.2%)
H&R Block, Inc.	29,640	987,308
Service Corp. International	23,300	606,266
ServiceMaster Global Holdings, Inc.*	11,815	463,621

		2,057,195

Hotels, Restaurants & Leisure (3.4%)
Aramark	20,363	656,707
Brinker International, Inc.	7,006	335,938
Chipotle Mexican Grill, Inc.*	3,673	1,762,489
Choice Hotels International, Inc.	4,023	202,799
Darden Restaurants, Inc.	2,900	184,556
Domino’s Pizza, Inc.	6,400	712,000
Dunkin’ Brands Group, Inc.	11,080	471,897
Extended Stay America, Inc.	6,800	108,120
Hilton Worldwide Holdings, Inc.	59,909	1,282,052
International Game Technology plc	7,300	118,114
Las Vegas Sands Corp.	42,188	1,849,522
Marriott International, Inc., Class A	24,144	1,618,614
McDonald’s Corp.	110,648	13,071,955
MGM Resorts International*	3,500	79,520
Norwegian Cruise Line Holdings Ltd.*	13,900	814,540
Panera Bread Co., Class A*	2,958	576,159
Six Flags Entertainment Corp.	8,290	455,453
Starbucks Corp.	173,136	10,393,354
Starwood Hotels & Resorts Worldwide, Inc.	19,740	1,367,587
Wyndham Worldwide Corp.	13,800	1,002,570
Wynn Resorts Ltd.	8,300	574,277
Yum! Brands, Inc.	49,864	3,642,565

		41,280,788

Household Durables (0.6%)
D.R. Horton, Inc.	15,600	499,668
GoPro, Inc., Class A*	10,243	184,477

Harman International Industries, Inc.	8,200	$772,522
Jarden Corp.*	22,225	1,269,492
Leggett & Platt, Inc.	15,900	668,118
Lennar Corp., Class A	7,800	381,498
Lennar Corp., Class B	400	16,072
Mohawk Industries, Inc.*	5,000	946,950
Newell Rubbermaid, Inc.	15,600	687,648
NVR, Inc.*	500	821,500
Tempur Sealy International, Inc.*	7,000	493,220
Toll Brothers, Inc.*	7,000	233,100
TopBuild Corp.*	4,386	134,957
Tupperware Brands Corp.	5,400	300,510
Whirlpool Corp.	700	102,809

		7,512,541

Internet & Catalog Retail (3.8%)
Amazon.com, Inc.*	44,036	29,763,492
Expedia, Inc.	12,135	1,508,383
Groupon, Inc.*	57,090	175,266
Liberty Interactive Corp. QVC Group*	23,200	633,824
Liberty Ventures*	16,330	736,646
Netflix, Inc.*	49,658	5,679,882
Priceline Group, Inc.*	6,069	7,737,672
TripAdvisor, Inc.*	12,929	1,102,197

		47,337,362

Leisure Products (0.1%)
Brunswick Corp.	7,800	393,978
Hasbro, Inc.	10,449	703,845
Polaris Industries, Inc.	7,700	661,815
Vista Outdoor, Inc.*	900	40,059

		1,799,697

Media (5.2%)
AMC Networks, Inc., Class A*	6,875	513,425
Cablevision Systems Corp. – New York Group, Class A	3,300	105,270
CBS Corp. (Non-Voting), Class B	56,800	2,676,984
Charter Communications, Inc., Class A*	8,700	1,592,970
Cinemark Holdings, Inc.	13,300	444,619
Clear Channel Outdoor Holdings, Inc., Class A*	1,600	8,944
Comcast Corp., Class A	260,900	14,722,587
Discovery Communications, Inc., Class A*	16,300	434,884
Discovery Communications, Inc., Class C*	28,700	723,814
DISH Network Corp., Class A*	16,900	966,342
Interpublic Group of Cos., Inc.	47,600	1,108,128
Lions Gate Entertainment Corp.	10,900	353,051
Live Nation Entertainment, Inc.*	16,800	412,776
Madison Square Garden Co., Class A*	2,366	382,819
MSG Networks, Inc., Class A*	7,100	147,680
Omnicom Group, Inc.	28,134	2,128,618

See Notes to Financial Statements.

1030

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Regal Entertainment Group, Class A	9,486	$179,001
Scripps Networks Interactive, Inc., Class A	10,532	581,472
Sirius XM Holdings, Inc.*	265,200	1,079,364
Starz, Class A*	9,900	331,650
Time Warner Cable, Inc.	32,600	6,050,234
Time Warner, Inc.	49,000	3,168,830
Twenty-First Century Fox, Inc., Class A	98,318	2,670,317
Twenty-First Century Fox, Inc., Class B	37,700	1,026,571
Viacom, Inc., Class A	1,200	52,788
Viacom, Inc., Class B	40,000	1,646,400
Walt Disney Co.	195,800	20,574,664

		64,084,202

Multiline Retail (0.6%)
Dillard’s, Inc., Class A	300	19,713
Dollar General Corp.	35,000	2,515,450
Dollar Tree, Inc.*	26,546	2,049,882
Macy’s, Inc.	28,400	993,432
Nordstrom, Inc.	16,143	804,083
Sears Holdings Corp.*	100	2,056
Target Corp.	6,101	442,994

		6,827,610

Specialty Retail (4.7%)
Aaron’s, Inc.	1,025	22,950
Advance Auto Parts, Inc.	8,492	1,278,131
AutoNation, Inc.*	8,415	502,039
AutoZone, Inc.*	3,614	2,681,263
Bed Bath & Beyond, Inc.*	19,759	953,372
Cabela’s, Inc.*	500	23,365
CarMax, Inc.*	24,096	1,300,461
CST Brands, Inc.	7,300	285,722
Dick’s Sporting Goods, Inc.	7,237	255,828
DSW, Inc., Class A	500	11,930
Foot Locker, Inc.	13,900	904,751
Gap, Inc.	27,500	679,250
GNC Holdings, Inc., Class A	9,900	307,098
Home Depot, Inc.	149,882	19,821,894
L Brands, Inc.	28,588	2,739,302
Lowe’s Cos., Inc.	109,785	8,348,051
Michaels Cos., Inc.*	7,188	158,927
Murphy USA, Inc.*	300	18,222
Office Depot, Inc.*	11,100	62,604
O’Reilly Automotive, Inc.*	11,711	2,967,802
Penske Automotive Group, Inc.	1,800	76,212
Ross Stores, Inc.	47,724	2,568,028
Sally Beauty Holdings, Inc.*	18,100	504,809
Signet Jewelers Ltd.	9,300	1,150,317
Tiffany & Co.	9,836	750,388
TJX Cos., Inc.	78,546	5,569,697
Tractor Supply Co.	15,700	1,342,350
Ulta Salon Cosmetics & Fragrance, Inc.*	7,400	1,369,000
Urban Outfitters, Inc.*	11,214	255,119
Williams-Sonoma, Inc.	10,579	617,919

		57,526,801

Textiles, Apparel & Luxury Goods (1.5%)
Carter’s, Inc.	6,100	$543,083
Coach, Inc.	4,406	144,208
Fossil Group, Inc.*	3,900	142,584
Hanesbrands, Inc.	46,268	1,361,667
Kate Spade & Co.*	14,700	261,219
lululemon athletica, Inc.*	12,800	671,616
Michael Kors Holdings Ltd.*	22,900	917,374
NIKE, Inc., Class B	156,532	9,783,250
Ralph Lauren Corp.	391	43,589
Skechers USA, Inc., Class A*	14,100	425,961
Under Armour, Inc., Class A*	20,600	1,660,566
VF Corp.	39,000	2,427,750

		18,382,867

Total Consumer Discretionary		259,174,781

Consumer Staples (11.2%)
Beverages (3.8%)
Brown-Forman Corp., Class A	2,900	319,319
Brown-Forman Corp., Class B	13,536	1,343,854
Coca-Cola Co.	452,562	19,442,063
Coca-Cola Enterprises, Inc.	26,792	1,319,238
Constellation Brands, Inc., Class A	18,900	2,692,116
Dr. Pepper Snapple Group, Inc.	22,100	2,059,720
Monster Beverage Corp.*	17,286	2,574,923
PepsiCo, Inc.	170,316	17,017,975

		46,769,208

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	50,766	8,198,709
CVS Health Corp.	120,700	11,800,839
Kroger Co.	113,800	4,760,254
Rite Aid Corp.*	67,700	530,768
Sprouts Farmers Market, Inc.*	17,655	469,446
Sysco Corp.	21,336	874,776
Walgreens Boots Alliance, Inc.	15,000	1,277,325
Whole Foods Market, Inc.	37,870	1,268,645

		29,180,762

Food Products (1.7%)
Blue Buffalo Pet Products, Inc.*	2,925	54,727
Campbell Soup Co.	11,795	619,827
ConAgra Foods, Inc.	6,700	282,472
Flowers Foods, Inc.	17,800	382,522
General Mills, Inc.	68,740	3,963,548
Hain Celestial Group, Inc.*	11,800	476,602
Hershey Co.	16,769	1,496,969
Hormel Foods Corp.	15,400	1,217,832
Ingredion, Inc.	1,000	95,840
Kellogg Co.	25,928	1,873,817
Keurig Green Mountain, Inc.	14,939	1,344,211
Kraft Heinz Co.	68,333	4,971,909
McCormick & Co., Inc. (Non-Voting)	14,688	1,256,705
Mead Johnson Nutrition Co.	23,378	1,845,693
Pilgrim’s Pride Corp.	700	15,463
Tyson Foods, Inc., Class A	1,700	90,661
WhiteWave Foods Co.*	20,161	784,465

		20,773,263

See Notes to Financial Statements.

1031

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Household Products (1.1%)
Church & Dwight Co., Inc.	15,068	$1,278,972
Clorox Co.	11,974	1,518,662
Colgate-Palmolive Co.	91,568	6,100,260
Kimberly-Clark Corp.	33,325	4,242,273
Spectrum Brands Holdings, Inc.	2,900	295,220

		13,435,387

Personal Products (0.2%)
Coty, Inc., Class A	9,542	244,562
Estee Lauder Cos., Inc., Class A	24,174	2,128,762
Herbalife Ltd.*	7,192	385,635
Nu Skin Enterprises, Inc., Class A	1,400	53,046

		2,812,005

Tobacco (2.0%)
Altria Group, Inc.	213,578	12,432,375
Philip Morris International, Inc.	89,002	7,824,166
Reynolds American, Inc.	95,278	4,397,080

		24,653,621

Total Consumer Staples		137,624,246

Energy (0.5%)
Energy Equipment & Services (0.1%)
FMC Technologies, Inc.*	17,332	502,802
Oceaneering International, Inc.	1,900	71,288
RPC, Inc.	800	9,560
Schlumberger Ltd.	17,727	1,236,458

		1,820,108

Oil, Gas & Consumable Fuels (0.4%)
Cabot Oil & Gas Corp.	47,700	843,813
Continental Resources, Inc.*	3,190	73,306
CVR Energy, Inc.	600	23,610
EOG Resources, Inc.	5,400	382,266
HollyFrontier Corp.	3,300	131,637
Marathon Petroleum Corp.	4,700	243,648
Memorial Resource Development Corp.*	9,478	153,070
ONEOK, Inc.	10,800	266,328
Range Resources Corp.	1,242	30,565
Targa Resources Corp.	3,100	83,886
Teekay Corp.	2,000	19,740
Tesoro Corp.	900	94,833
Williams Cos., Inc.	86,427	2,221,174
World Fuel Services Corp.	1,500	57,690

		4,625,566

Total Energy		6,445,674

Financials (5.5%)
Banks (0.1%)
Signature Bank/New York*	5,400	828,198
SVB Financial Group*	3,700	439,930

		1,268,128

Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	6,386	1,020,227
Ameriprise Financial, Inc.	17,400	1,851,708

Artisan Partners Asset Management, Inc., Class A	4,000	$144,240
Bank of New York Mellon Corp.	13,900	572,958
BlackRock, Inc.	4,627	1,575,586
Charles Schwab Corp.	93,400	3,075,662
Eaton Vance Corp.	13,560	439,751
Federated Investors, Inc., Class B	10,730	307,414
Interactive Brokers Group, Inc., Class A	500	21,800
Invesco Ltd.	6,200	207,576
Lazard Ltd., Class A	14,524	653,725
Legg Mason, Inc.	3,600	141,228
LPL Financial Holdings, Inc.	9,510	405,602
NorthStar Asset Management Group, Inc.	22,300	270,722
SEI Investments Co.	16,075	842,330
T. Rowe Price Group, Inc.	30,036	2,147,274
TD Ameritrade Holding Corp.	26,200	909,402
Waddell & Reed Financial, Inc., Class A	9,079	260,204

		14,847,409

Consumer Finance (0.1%)
Ally Financial, Inc.*	4,100	76,424
American Express Co.	19,286	1,341,341
Credit Acceptance Corp.*	1,000	214,020
LendingClub Corp.*	7,700	85,085
Santander Consumer USA Holdings, Inc.*	524	8,306
SLM Corp.*	45,100	294,052

		2,019,228

Diversified Financial Services (0.9%)
Berkshire Hathaway, Inc., Class B*	14,000	1,848,560
CBOE Holdings, Inc.	9,630	624,987
FactSet Research Systems, Inc.	4,869	791,553
Intercontinental Exchange, Inc.	4,575	1,172,389
Leucadia National Corp.	5,000	86,950
McGraw Hill Financial, Inc.	31,582	3,113,354
Moody’s Corp.	20,502	2,057,171
Morningstar, Inc.	2,235	179,716
MSCI, Inc.	12,991	937,041

		10,811,721

Insurance (0.5%)
AmTrust Financial Services, Inc.	200	12,316
Aon plc	32,500	2,996,825
Arthur J. Gallagher & Co.	10,700	438,058
Erie Indemnity Co., Class A	2,843	271,904
Markel Corp.*	200	176,670
Marsh & McLennan Cos., Inc.	37,100	2,057,195

		5,952,968

Real Estate Investment Trusts (REITs) (2.5%)
American Tower Corp. (REIT)	48,820	4,733,099
Boston Properties, Inc. (REIT)	16,200	2,066,148
Columbia Property Trust, Inc. (REIT)	1,700	39,916

See Notes to Financial Statements.

1032

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Crown Castle International Corp. (REIT)	38,542	$3,331,956
Digital Realty Trust, Inc. (REIT)	9,000	680,580
Empire State Realty Trust, Inc. (REIT), Class A	6,000	108,420
Equinix, Inc. (REIT)	6,752	2,041,805
Equity LifeStyle Properties, Inc. (REIT)	9,700	646,699
Extra Space Storage, Inc. (REIT)	13,400	1,182,014
Federal Realty Investment Trust (REIT)	7,981	1,166,024
Four Corners Property Trust, Inc. (REIT)*	967	23,355
Gaming and Leisure Properties, Inc. (REIT)	1,300	36,140
Healthcare Trust of America, Inc. (REIT), Class A	1,350	36,409
Iron Mountain, Inc. (REIT)	9,476	255,947
Lamar Advertising Co. (REIT), Class A	9,300	557,814
Omega Healthcare Investors, Inc. (REIT)	5,700	199,386
Plum Creek Timber Co., Inc. (REIT)	8,239	393,165
Post Properties, Inc. (REIT)	2,100	124,236
Public Storage (REIT)	15,262	3,780,397
Simon Property Group, Inc. (REIT)	35,961	6,992,257
Tanger Factory Outlet Centers, Inc. (REIT)	11,000	359,700
Taubman Centers, Inc. (REIT)	2,600	199,472
Welltower, Inc. (REIT)	18,200	1,238,146
Weyerhaeuser Co. (REIT)	5,100	152,898

		30,345,983

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	32,943	1,139,169
Howard Hughes Corp.*	1,900	215,004
Jones Lang LaSalle, Inc.	3,800	607,468
Realogy Holdings Corp.*	6,110	224,054

		2,185,695

Total Financials		67,431,132

Health Care (17.0%)
Biotechnology (6.1%)
Agios Pharmaceuticals, Inc.*	3,000	194,760
Alexion Pharmaceuticals, Inc.*	24,890	4,747,768
Alkermes plc*	14,200	1,127,196
Alnylam Pharmaceuticals, Inc.*	7,000	658,980
Amgen, Inc.	87,800	14,252,574
Baxalta, Inc.	39,856	1,555,580
Biogen, Inc.*	26,009	7,967,857
BioMarin Pharmaceutical, Inc.*	18,549	1,943,193
Bluebird Bio, Inc.*	3,800	244,036
Celgene Corp.*	91,594	10,969,297
Gilead Sciences, Inc.	169,574	17,159,193
Incyte Corp.*	18,100	1,962,945
Intercept Pharmaceuticals, Inc.*	1,900	283,765
Intrexon Corp.*	5,300	159,795

Ionis Pharmaceuticals, Inc.*	13,800	$854,634
Juno Therapeutics, Inc.*	1,300	57,161
Medivation, Inc.*	18,200	879,788
OPKO Health, Inc.*	27,000	271,350
Puma Biotechnology, Inc.*	2,900	227,360
Regeneron Pharmaceuticals, Inc.*	9,100	4,940,117
Seattle Genetics, Inc.*	10,900	489,192
United Therapeutics Corp.*	5,352	838,177
Vertex Pharmaceuticals, Inc.*	28,107	3,536,704

		75,321,422

Health Care Equipment & Supplies (1.8%)
Alere, Inc.*	6,300	246,267
Align Technology, Inc.*	9,300	612,405
Baxter International, Inc.	39,856	1,520,506
Becton, Dickinson and Co.	24,192	3,727,745
Boston Scientific Corp.*	12,000	221,280
C.R. Bard, Inc.	8,624	1,633,731
Cooper Cos., Inc.	3,800	509,960
DENTSPLY International, Inc.	4,132	251,432
DexCom, Inc.*	9,100	745,290
Edwards Lifesciences Corp.*	24,892	1,965,970
Hill-Rom Holdings, Inc.	6,000	288,360
Hologic, Inc.*	28,300	1,094,927
IDEXX Laboratories, Inc.*	10,794	787,099
Intuitive Surgical, Inc.*	4,321	2,359,957
ResMed, Inc.	16,232	871,496
Sirona Dental Systems, Inc.*	6,400	701,248
St. Jude Medical, Inc.	18,254	1,127,550
Stryker Corp.	19,791	1,839,376
Varian Medical Systems, Inc.*	11,490	928,392
Zimmer Biomet Holdings, Inc.	1,200	123,108

		21,556,099

Health Care Providers & Services (3.6%)
Acadia Healthcare Co., Inc.*	6,000	374,760
Aetna, Inc.	9,900	1,070,388
AmerisourceBergen Corp.	25,408	2,635,064
Anthem, Inc.	6,100	850,584
Brookdale Senior Living, Inc.*	4,500	83,070
Cardinal Health, Inc.	34,500	3,079,815
Centene Corp.*	13,700	901,597
Cigna Corp.	29,700	4,346,001
DaVita HealthCare Partners, Inc.*	5,896	411,010
Envision Healthcare Holdings, Inc.*	21,367	554,901
Express Scripts Holding Co.*	66,239	5,789,951
HCA Holdings, Inc.*	2,900	196,127
Health Net, Inc.*	1,400	95,844
Henry Schein, Inc.*	9,652	1,526,850
Humana, Inc.	16,000	2,856,160
Laboratory Corp. of America Holdings*	3,839	474,654
LifePoint Health, Inc.*	500	36,700
McKesson Corp.	26,771	5,280,044
MEDNAX, Inc.*	6,200	444,292
Patterson Cos., Inc.	5,374	242,958
Premier, Inc., Class A*	4,303	151,767
Tenet Healthcare Corp.*	11,428	346,268

See Notes to Financial Statements.

1033

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

UnitedHealth Group, Inc.	104,400	$12,281,616
Universal Health Services, Inc., Class B	1,916	228,943
VCA, Inc.*	8,900	489,500

		44,748,864

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	6,400	98,432
athenahealth, Inc.*	4,500	724,365
Cerner Corp.*	34,540	2,078,272
IMS Health Holdings, Inc.*	15,400	392,238
Inovalon Holdings, Inc., Class A*	2,900	49,300
Veeva Systems, Inc., Class A*	8,145	234,983

		3,577,590

Life Sciences Tools & Services (0.8%)
Bio-Techne Corp.	1,754	157,860
Bruker Corp.*	12,800	310,656
Charles River Laboratories International, Inc.*	5,427	436,277
Illumina, Inc.*	16,691	3,203,754
Mettler-Toledo International, Inc.*	3,247	1,101,155
PerkinElmer, Inc.	2,000	107,140
Quintiles Transnational Holdings, Inc.*	8,600	590,476
Thermo Fisher Scientific, Inc.	15,500	2,198,675
VWR Corp.*	1,687	47,759
Waters Corp.*	9,542	1,284,162

		9,437,914

Pharmaceuticals (4.4%)
AbbVie, Inc.	193,165	11,443,094
Akorn, Inc.*	9,000	335,790
Allergan plc*	20,546	6,420,625
Bristol-Myers Squibb Co.	192,400	13,235,196
Eli Lilly & Co.	112,900	9,512,954
Endo International plc*	7,400	453,028
Jazz Pharmaceuticals plc*	7,100	997,976
Johnson & Johnson	41,314	4,243,774
Mallinckrodt plc*	5,327	397,554
Merck & Co., Inc.	37,100	1,959,622
Mylan N.V.*	41,123	2,223,521
Perrigo Co. plc	3,184	460,725
Zoetis, Inc.	57,650	2,762,588

		54,446,447

Total Health Care		209,088,336

Industrials (10.7%)
Aerospace & Defense (2.9%)
B/E Aerospace, Inc.	12,200	516,914
Boeing Co.	79,792	11,537,125
BWX Technologies, Inc.	2,400	76,248
General Dynamics Corp.	10,300	1,414,808
Hexcel Corp.	11,100	515,595
Honeywell International, Inc.	90,191	9,341,082
Huntington Ingalls Industries, Inc.	5,600	710,360

Lockheed Martin Corp.	22,531	$4,892,607
Northrop Grumman Corp.	6,800	1,283,908
Precision Castparts Corp.	3,027	702,294
Rockwell Collins, Inc.	15,270	1,409,421
Spirit AeroSystems Holdings, Inc., Class A*	15,047	753,403
Textron, Inc.	7,200	302,472
TransDigm Group, Inc.*	6,153	1,405,653
United Technologies Corp.	9,482	910,936

		35,772,826

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide, Inc.	16,758	1,039,331
Expeditors International of Washington, Inc.	21,976	991,118
FedEx Corp.	11,900	1,772,981
United Parcel Service, Inc., Class B	80,959	7,790,684

		11,594,114

Airlines (1.3%)
Alaska Air Group, Inc.	14,900	1,199,599
American Airlines Group, Inc.	79,912	3,384,273
Delta Air Lines, Inc.	94,189	4,774,440
JetBlue Airways Corp.*	13,400	303,510
Southwest Airlines Co.	77,045	3,317,558
Spirit Airlines, Inc.*	8,400	334,740
United Continental Holdings, Inc.*	44,087	2,526,185

		15,840,305

Building Products (0.3%)
A.O. Smith Corp.	8,500	651,185
Allegion plc	10,966	722,879
Armstrong World Industries, Inc.*	2,831	129,462
Fortune Brands Home & Security, Inc.	6,400	355,200
Lennox International, Inc.	4,668	583,033
Masco Corp.	40,175	1,136,952
USG Corp.*	10,500	255,045

		3,833,756

Commercial Services & Supplies (0.5%)
Cintas Corp.	11,000	1,001,550
Clean Harbors, Inc.*	4,500	187,425
Copart, Inc.*	14,554	553,197
Covanta Holding Corp.	13,200	204,468
KAR Auction Services, Inc.	5,400	199,962
Pitney Bowes, Inc.	9,000	185,850
R.R. Donnelley & Sons Co.	12,600	185,472
Rollins, Inc.	10,900	282,310
Stericycle, Inc.*	9,871	1,190,443
Tyco International plc	42,400	1,352,136
Waste Management, Inc.	4,400	234,828

		5,577,641

Construction & Engineering (0.0%)
AECOM*	2,200	66,066
Quanta Services, Inc.*	4,600	93,150

		159,216

See Notes to Financial Statements.

1034

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Electrical Equipment (0.6%)
Acuity Brands, Inc.	5,000	$1,169,000
AMETEK, Inc.	27,823	1,491,035
Babcock & Wilcox Enterprises, Inc.*	1,200	25,044
Emerson Electric Co.	53,071	2,538,386
Hubbell, Inc.	900	90,936
Regal Beloit Corp.	300	17,556
Rockwell Automation, Inc.	15,512	1,591,686
SolarCity Corp.*	6,800	346,936

		7,270,579

Industrial Conglomerates (1.1%)
3M Co.	73,196	11,026,245
Carlisle Cos., Inc.	1,600	141,904
Danaher Corp.	13,238	1,229,546
Roper Technologies, Inc.	4,473	848,931

		13,246,626

Machinery (1.3%)
Allison Transmission Holdings, Inc.	11,200	289,968
Caterpillar, Inc.	12,095	821,976
Cummins, Inc.	15,586	1,371,724
Deere & Co.	6,947	529,848
Donaldson Co., Inc.	14,180	406,399
Flowserve Corp.	7,169	301,672
Graco, Inc.	6,716	484,022
IDEX Corp.	8,176	626,363
Illinois Tool Works, Inc.	34,500	3,197,460
Ingersoll-Rand plc	2,100	116,109
Lincoln Electric Holdings, Inc.	8,000	415,120
Middleby Corp.*	6,600	711,942
Nordson Corp.	7,000	449,050
PACCAR, Inc.	36,991	1,753,373
Parker-Hannifin Corp.	7,300	707,954
Snap-on, Inc.	6,700	1,148,581
Stanley Black & Decker, Inc.	1,600	170,768
Toro Co.	6,426	469,548
Valmont Industries, Inc.	168	17,811
WABCO Holdings, Inc.*	6,347	649,044
Wabtec Corp.	11,134	791,850

		15,430,582

Professional Services (0.5%)
Dun & Bradstreet Corp.	1,240	128,873
Equifax, Inc.	13,700	1,525,769
IHS, Inc., Class A*	6,817	807,337
Nielsen Holdings plc	29,191	1,360,301
Robert Half International, Inc.	15,505	730,906
Towers Watson & Co., Class A	1,400	179,844
TransUnion*	2,932	80,835
Verisk Analytics, Inc.*	19,491	1,498,468

		6,312,333

Road & Rail (0.9%)
AMERCO	400	155,800
Avis Budget Group, Inc.*	12,200	442,738
CSX Corp.	29,400	762,930
Genesee & Wyoming, Inc., Class A*	2,400	128,856

Hertz Global Holdings, Inc.*	46,800	$665,964
J.B. Hunt Transport Services, Inc.	10,570	775,415
Landstar System, Inc.	5,066	297,121
Old Dominion Freight Line, Inc.*	8,000	472,560
Union Pacific Corp.	101,048	7,901,954

		11,603,338

Trading Companies & Distributors (0.4%)
Air Lease Corp.	600	20,088
Fastenal Co.	33,908	1,384,125
HD Supply Holdings, Inc.*	19,601	588,618
MSC Industrial Direct Co., Inc., Class A	1,677	94,365
United Rentals, Inc.*	11,200	812,448
W.W. Grainger, Inc.	7,746	1,569,262
Watsco, Inc.	3,000	351,390

		4,820,296

Total Industrials		131,461,612

Information Technology (27.8%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	3,870	301,241
ARRIS Group, Inc.*	2,600	79,482
CommScope Holding Co., Inc.*	5,305	137,347
F5 Networks, Inc.*	8,340	808,646
Harris Corp.	2,339	203,259
Juniper Networks, Inc.	8,000	220,800
Motorola Solutions, Inc.	24,300	1,663,335
Palo Alto Networks, Inc.*	8,366	1,473,587
QUALCOMM, Inc.	28,539	1,426,522

		6,314,219

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	35,564	1,857,508
CDW Corp.	15,174	637,915
Cognex Corp.	10,000	337,700
Fitbit, Inc., Class A*	3,299	97,617
FLIR Systems, Inc.	10,106	283,675
Ingram Micro, Inc., Class A	1,000	30,380
IPG Photonics Corp.*	4,000	356,640
Jabil Circuit, Inc.	4,100	95,489
Keysight Technologies, Inc.*	16,323	462,431
National Instruments Corp.	2,770	79,471
Trimble Navigation Ltd.*	1,568	33,634
Zebra Technologies Corp., Class A*	6,007	418,387

		4,690,847

Internet Software & Services (7.4%)
Akamai Technologies, Inc.*	20,623	1,085,388
Alphabet, Inc., Class A*	33,292	25,901,509
Alphabet, Inc., Class C*	33,979	25,785,984
CoStar Group, Inc.*	3,800	785,422
eBay, Inc.*	140,976	3,874,020
Facebook, Inc., Class A*	249,800	26,144,068
GoDaddy, Inc., Class A*	2,700	86,562
IAC/InterActiveCorp	8,500	510,425
LinkedIn Corp., Class A*	12,700	2,858,516
Pandora Media, Inc.*	24,383	326,976

See Notes to Financial Statements.

1035

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares		Value (Note 1)

Rackspace Hosting, Inc.*	14,200		$359,544
Twitter, Inc.*	65,143		1,507,409
VeriSign, Inc.*	11,941		1,043,166
Yelp, Inc.*	7,400		213,120
Zillow Group, Inc., Class A*	3,000		78,120
Zillow Group, Inc., Class C*	6,000		140,880

			90,701,109

IT Services (6.1%)
Accenture plc, Class A	72,500		7,576,250
Alliance Data Systems Corp.*	7,240		2,002,367
Automatic Data Processing, Inc.	43,500		3,685,320
Black Knight Financial Services, Inc., Class A*	2,000		66,120
Booz Allen Hamilton Holding Corp.	10,800		333,180
Broadridge Financial Solutions, Inc.	13,787		740,776
Cognizant Technology Solutions Corp., Class A*	70,414		4,226,248
CoreLogic, Inc.*	4,600		155,756
DST Systems, Inc.	3,289		375,143
Fidelity National Information Services, Inc.	14,100		854,460
First Data Corp., Class A*	16,229		259,989
Fiserv, Inc.*	27,358		2,502,163
FleetCor Technologies, Inc.*	10,624		1,518,488
Gartner, Inc.*	9,600		870,720
Genpact Ltd.*	18,354		458,483
Global Payments, Inc.	15,312		987,777
International Business Machines Corp.	58,216		8,011,686
Jack Henry & Associates, Inc.	9,400		733,764
Leidos Holdings, Inc.	600		33,756
MasterCard, Inc., Class A	115,420		11,237,291
Paychex, Inc.	32,580		1,723,156
PayPal Holdings, Inc.*	140,976		5,103,331
Sabre Corp.	13,100		366,407
Square, Inc., Class A*	2,802		36,678
Teradata Corp.*	12,151		321,030
Total System Services, Inc.	19,000		946,200
Vantiv, Inc., Class A*	16,500		782,430
VeriFone Systems, Inc.*	13,100		367,062
Visa, Inc., Class A	225,908		17,519,165
Western Union Co.	59,555		1,066,630
WEX, Inc.*	4,500		397,800

			75,259,626

Semiconductors & Semiconductor Equipment (2.0%)
Analog Devices, Inc.	33,099		1,831,037
Applied Materials, Inc.	84,100		1,570,147
Atmel Corp.	48,100		414,141
Avago Technologies Ltd.	29,600		4,296,440
Broadcom Corp., Class A	4,600		265,972
Intel Corp.	38,300		1,319,435
KLA-Tencor Corp.	18,400		1,276,040
Lam Research Corp.	12,998		1,032,301
Linear Technology Corp.	27,615		1,172,809
Maxim Integrated Products, Inc.	11,278		428,564
Microchip Technology, Inc.	23,317		1,085,173
Micron Technology, Inc.*	9,800		138,768

NXP Semiconductors N.V.*	—	@	$31
ON Semiconductor Corp.*	45,700		447,860
Qorvo, Inc.*	17,200		875,480
Skyworks Solutions, Inc.	22,100		1,697,943
SunEdison, Inc.*	28,900		147,101
SunPower Corp.*	400		12,004
Texas Instruments, Inc.	120,031		6,578,899
Xilinx, Inc.	6,863		322,355

			24,912,500

Software (5.6%)
Adobe Systems, Inc.*	57,734		5,423,532
ANSYS, Inc.*	1,912		176,860
Autodesk, Inc.*	19,480		1,186,916
Cadence Design Systems, Inc.*	33,700		701,297
CDK Global, Inc.	18,433		875,014
Citrix Systems, Inc.*	18,429		1,394,154
Electronic Arts, Inc.*	36,300		2,494,536
FireEye, Inc.*	15,895		329,662
Fortinet, Inc.*	16,400		511,188
Intuit, Inc.	31,829		3,071,498
King Digital Entertainment plc	9,200		164,496
Microsoft Corp.#	529,349		29,368,283
NetSuite, Inc.*	4,600		389,252
Oracle Corp.	219,332		8,012,198
PTC, Inc.*	13,200		457,116
Red Hat, Inc.*	21,151		1,751,514
salesforce.com, Inc.*	75,684		5,933,626
ServiceNow, Inc.*	17,689		1,531,160
SolarWinds, Inc.*	7,600		447,640
Solera Holdings, Inc.	7,700		422,191
Splunk, Inc.*	14,400		846,864
SS&C Technologies Holdings, Inc.	7,400		505,198
Synopsys, Inc.*	1,300		59,293
Tableau Software, Inc., Class A*	5,700		537,054
Ultimate Software Group, Inc.*	3,300		645,183
VMware, Inc., Class A*	9,466		535,492
Workday, Inc., Class A*	12,260		976,877

			68,748,094

Technology Hardware, Storage & Peripherals (5.8%)
3D Systems Corp.*	4,700		40,843
Apple, Inc.	668,903		70,408,730
EMC Corp.	18,352		471,279
NetApp, Inc.	10,726		284,561

			71,205,413

Total Information Technology			341,831,808

Materials (3.4%)
Chemicals (2.8%)
Air Products and Chemicals, Inc.	20,400		2,654,244
Airgas, Inc.	1,800		248,976
Ashland, Inc.	700		71,890
Axalta Coating Systems Ltd.*	11,599		309,113
Celanese Corp.	1,192		80,257
CF Industries Holdings, Inc.	27,100		1,105,951
Chermours Co.	9,604		51,478
Dow Chemical Co.	17,400		895,752

See Notes to Financial Statements.

1036

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

E.I. du Pont de Nemours & Co.	48,221	$3,211,519
Eastman Chemical Co.	4,288	289,483
Ecolab, Inc.	30,441	3,481,842
FMC Corp.	11,158	436,613
Huntsman Corp.	14,900	169,413
International Flavors & Fragrances, Inc.	9,366	1,120,548
LyondellBasell Industries N.V., Class A	44,400	3,858,360
Monsanto Co.	51,270	5,051,120
NewMarket Corp.	1,000	380,730
Platform Specialty Products Corp.*	2,200	28,226
PPG Industries, Inc.	31,400	3,102,948
Praxair, Inc.	27,768	2,843,443
RPM International, Inc.	15,300	674,118
Scotts Miracle-Gro Co., Class A	4,593	296,294
Sherwin-Williams Co.	9,371	2,432,712
Valspar Corp.	9,400	779,730
W.R. Grace & Co.*	8,400	836,556

		34,411,316

Construction Materials (0.1%)
Eagle Materials, Inc.	5,800	350,494
Martin Marietta Materials, Inc.	1,136	155,155
Vulcan Materials Co.	2,000	189,940

		695,589

Containers & Packaging (0.4%)
AptarGroup, Inc.	1,300	94,445
Avery Dennison Corp.	9,700	607,802
Ball Corp.	15,924	1,158,153
Bemis Co., Inc.	1,200	53,628
Crown Holdings, Inc.*	7,003	355,052
Graphic Packaging Holding Co.	21,900	280,977
Owens-Illinois, Inc.*	1,100	19,162
Packaging Corp. of America	11,300	712,465
Sealed Air Corp.	24,200	1,079,320
Silgan Holdings, Inc.	4,600	247,112
WestRock Co.	2,800	127,736

		4,735,852

Metals & Mining (0.0%)
Compass Minerals International, Inc.	3,919	294,983
Royal Gold, Inc.	400	14,588
Southern Copper Corp.	4,229	110,461
Steel Dynamics, Inc.	3,000	53,610
Tahoe Resources, Inc.	2,300	19,941

		493,583

Paper & Forest Products (0.1%)
International Paper Co.	46,100	1,737,970

Total Materials		42,074,310

Telecommunication Services (2.0%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	103,747	3,569,934
Level 3 Communications, Inc.*	3,943	214,342
Verizon Communications, Inc.	436,800	20,188,896
Zayo Group Holdings, Inc.*	14,241	378,668

		24,351,840

Wireless Telecommunication Services (0.0%)
SBA Communications Corp., Class A*	7,418	$779,409

Total Telecommunication Services		25,131,249

Utilities (0.0%)
Electric Utilities (0.0%)
ITC Holdings Corp.	6,599	259,011

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.*	4,900	70,903
TerraForm Power, Inc., Class A*	300	3,774

		74,677

Multi-Utilities (0.0%)
Dominion Resources, Inc.	3,400	229,976

Total Utilities		563,664

Total Common Stocks (99.2%) (Cost $610,982,595)		1,220,826,812

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,358,570	9,358,570

Total Short-Term Investment (0.8%) (Cost $9,358,570)		9,358,570

Total Investments (100.0%) (Cost $620,341,165)		1,230,185,382
Other Assets Less Liabilities (0.0%)		(286,271)

Net Assets (100%)		$1,229,899,111

*	Non-income producing.
@	Shares are less than 0.5
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $4,771,280.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	76	March-16	$7,792,627	$7,734,520	$(58,107)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$259,174,781	$—	$—	$259,174,781
Consumer Staples	137,624,246	—	—	137,624,246
Energy	6,445,674	—	—	6,445,674
Financials	67,431,132	—	—	67,431,132
Health Care	209,088,336	—	—	209,088,336
Industrials	131,461,612	—	—	131,461,612
Information Technology	341,831,808	—	—	341,831,808
Materials	42,074,310	—	—	42,074,310
Telecommunication Services	25,131,249	—	—	25,131,249
Utilities	563,664	—	—	563,664
Short-Term Investments	9,358,570	—	—	9,358,570

Total Assets	$1,230,185,382	$—	$—	$1,230,185,382

Liabilities:
Futures	$(58,107)	$—	$—	$(58,107)

Total Liabilities	$(58,107)	$—	$—	$(58,107)

Total	$1,230,127,275	$—	$—	$1,230,127,275

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(58,107	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$1,289,858	$1,289,858

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(134,053)	$(134,053)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $9,385,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$214,411,764
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$311,173,960

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$629,997,031
Aggregate gross unrealized depreciation	(20,761,921)

Net unrealized appreciation	$609,235,110

Federal income tax cost of investments	$620,950,272

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $620,341,165)	$1,230,185,382
Dividends, interest and other receivables	1,184,071
Receivable for Separate Accounts for Trust shares sold	323,622
Other assets	3,731

Total assets	1,231,696,806

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	988,758
Investment management fees payable	365,976
Distribution fees payable – Class IB	215,312
Administrative fees payable	105,629
Due to broker for futures variation margin	72,960
Distribution fees payable – Class IA	9,029
Trustees’ fees payable	2,312
Accrued expenses	37,719

Total liabilities	1,797,695

NET ASSETS	$1,229,899,111

Net assets were comprised of:
Paid in capital	$619,685,868
Accumulated undistributed net investment income (loss)	691,368
Accumulated undistributed net realized gain (loss) on investments and futures	(264,235)
Net unrealized appreciation (depreciation) on investments and futures	609,786,110

Net assets	$1,229,899,111

Class IA
Net asset value, offering and redemption price per share, $42,712,004 / 3,616,391 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.81

Class IB
Net asset value, offering and redemption price per share, $1,013,947,121 / 88,179,175 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.50

Class K
Net asset value, offering and redemption price per share, $173,239,986 / 14,671,650 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $3,469 foreign withholding tax)	$19,727,376
Interest	8,736

Total income	19,736,112

EXPENSES
Investment management fees	4,351,132
Distribution fees – Class IB	2,506,537
Administrative fees	1,253,900
Distribution fees – Class IA	100,614
Professional fees	62,793
Custodian fees	57,000
Printing and mailing expenses	52,959
Trustees’ fees	25,455
Miscellaneous	27,269

Total expenses	8,437,659

NET INVESTMENT INCOME (LOSS)	11,298,453

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	103,325,208
Futures	1,289,858

Net realized gain (loss)	104,615,066

Change in unrealized appreciation (depreciation) on:
Investments	(55,221,003)
Futures	(134,053)

Net change in unrealized appreciation (depreciation)	(55,355,056)

NET REALIZED AND UNREALIZED GAIN (LOSS)	49,260,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,558,463

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,298,453	$12,206,244
Net realized gain (loss) on investments and futures	104,615,066	139,145,273
Net change in unrealized appreciation (depreciation) on investments and futures	(55,355,056)	(8,433,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,558,463	142,917,843

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(373,372)	(306,505)
Class IB	(8,920,243)	(8,348,690)
Class K	(1,966,439)	(3,299,514)

	(11,260,054)	(11,954,709)

Distributions from net realized capital gains
Class IA	(3,704,364)	(3,825,715)
Class IB	(90,735,148)	(106,774,957)
Class K	(15,221,985)	(32,554,438)

	(109,661,497)	(143,155,110)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(120,921,551)	(155,109,819)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 907,486 and 692,910 shares, respectively ]	11,698,108	9,163,486
Capital shares issued in reinvestment of dividends and distributions [ 350,023 and 328,958 shares, respectively ]	4,077,736	4,132,220
Capital shares repurchased [ (481,749) and (342,393) shares, respectively ]	(6,204,872)	(4,478,479)

Total Class IA transactions	9,570,972	8,817,227

Class IB
Capital shares sold [ 11,425,001 and 8,399,228 shares, respectively ]	143,499,214	108,624,884
Capital shares issued in reinvestment of dividends and distributions [ 8,784,906 and 9,387,461 shares, respectively ]	99,655,391	115,123,647
Capital shares repurchased [ (10,200,470) and (10,472,798) shares, respectively ]	(128,170,491)	(133,508,798)

Total Class IB transactions	114,984,114	90,239,733

Class K
Capital shares sold [ 649,861 and 2,956,068 shares, respectively ]	8,342,857	39,142,340
Capital shares issued in reinvestment of dividends and distributions [ 1,475,547 and 2,851,369 shares, respectively ]	17,188,424	35,853,952
Capital shares repurchased [ (10,887,646) and (17,223,701) shares, respectively ]	(139,541,621)	(221,914,020)

Total Class K transactions	(114,010,340)	(146,917,728)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,544,746	(47,860,768)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,818,342)	(60,052,744)
NET ASSETS:
Beginning of year	1,279,717,453	1,339,770,197

End of year (a)	$1,229,899,111	$1,279,717,453

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$691,368	$720,233

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.48	$12.60	$10.04	$8.86	$8.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.12	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments and futures	0.47	1.42	3.13	1.18	0.10

Total from investment operations	0.58	1.54	3.24	1.30	0.19

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.11)	(0.12)	(0.10)
Distributions from net realized gains	(1.14)	(1.54)	(0.57)	—	—

Total dividends and distributions	(1.25)	(1.66)	(0.68)	(0.12)	(0.10)

Net asset value, end of year	$11.81	$12.48	$12.60	$10.04	$8.86

Total return	4.84%	12.24%	32.47%	14.72%	2.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,712	$35,445	$27,227	$19,030	$14,178
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.73%	0.73%	0.73%	0.47	%(c)
After waivers and fees paid indirectly (f)	0.72%	0.73%	0.73%	0.73%	0.47	%(c)
Before waivers and fees paid indirectly (f)	0.72%	0.73%	0.73%	0.73%	0.47	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	0.91%	0.97%	1.18%	0.99%
After waivers and fees paid indirectly (f)	0.87%	0.91%	0.97%	1.18%	0.99%
Before waivers and fees paid indirectly (f)	0.87%	0.91%	0.97%	1.18%	0.99%
Portfolio turnover rate^	17%	15%	15%	16%	18%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.18	$12.33	$9.83	$8.68	$8.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.12	0.11	0.11	0.07
Net realized and unrealized gain (loss) on investments and futures	0.46	1.39	3.07	1.16	0.10

Total from investment operations	0.57	1.51	3.18	1.27	0.17

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.11)	(0.12)	(0.08)
Distributions from net realized gains	(1.14)	(1.54)	(0.57)	—	—

Total dividends and distributions	(1.25)	(1.66)	(0.68)	(0.12)	(0.08)

Net asset value, end of year	$11.50	$12.18	$12.33	$9.83	$8.68

Total return	4.85%	12.24%	32.53%	14.65%	2.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,013,947	$951,916	$873,541	$635,996	$585,640
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.73%	0.73%	0.73%	0.72%
After waivers and fees paid indirectly (f)	0.72%	0.73%	0.73%	0.73%	0.72%
Before waivers and fees paid indirectly (f)	0.72%	0.73%	0.73%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	0.90%	0.97%	1.15%	0.85%
After waivers and fees paid indirectly (f)	0.87%	0.90%	0.97%	1.15%	0.85%
Before waivers and fees paid indirectly (f)	0.87%	0.90%	0.97%	1.15%	0.85%
Portfolio turnover rate^	17%	15%	15%	16%	18%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$12.48	$12.60	$10.04	$8.86	$8.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.15	0.14	0.13	0.04
Net realized and unrealized gain (loss) on investments and futures	0.48	1.43	3.14	1.20	0.65

Total from investment operations	0.62	1.58	3.28	1.33	0.69

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.15)	(0.15)	(0.10)
Distributions from net realized gains	(1.14)	(1.54)	(0.57)	—	—

Total dividends and distributions	(1.29)	(1.70)	(0.72)	(0.15)	(0.10)

Net asset value, end of period	$11.81	$12.48	$12.60	$10.04	$8.86

Total return (b)	5.11%	12.53%	32.80%	15.01%	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$173,240	$292,356	$439,002	$416,272	$498,148
Ratio of expenses to average net assets:
After waivers (a)(f)	0.47%	0.48%	0.48%	0.48%	0.47%
After waivers and fees paid indirectly (a)(f)	0.47%	0.48%	0.48%	0.48%	0.47%
Before waivers and fees paid indirectly (a)(f)	0.47%	0.48%	0.48%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.11%	1.15%	1.21%	1.36%	1.32%
After waivers and fees paid indirectly (a)(f)	1.11%	1.15%	1.21%	1.36%	1.32%
Before waivers and fees paid indirectly (a)(f)	1.11%	1.15%	1.21%	1.36%	1.32%
Portfolio turnover rate^	17%	15%	15%	16%	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1043

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares	(4.46)%	10.51%	(0.08)%
Portfolio – Class IB Shares**	(4.47)	10.48	(0.22)
Portfolio – Class K Shares*	(5.35)	N/A	14.81
Russell 1000® Value Index	(3.83)	11.27	6.16

*   Date of inception 8/26/11.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.47)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Value Index, returned (3.83)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	During the one-year period, three of the ten sectors contributed positively to returns.

•	Securities that helped performance for the one-year period included General Electric Company, Microsoft Corporation, UnitedHealth Group Incorporated, JPMorgan Chase & Co. and Eli Lilly and Company.

What hurt performance during the year:

•

The largest detractors from the Portfolio’s performance at the security level during the one-year period were Kinder Morgan Inc., Exxon Mobil Corporation, Wal-Mart Stores, Inc., Berkshire Hathaway Inc. and Chevron Corporation.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	30.0%
Energy	12.1
Health Care	11.7
Information Technology	11.4
Industrials	10.2
Consumer Staples	6.9
Utilities	6.1
Consumer Discretionary	5.1
Materials	2.6
Telecommunication Services	2.5
Investment Company	0.9
Cash and Other	0.5

100.0%

1044

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$964.50	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70
Class IB
Actual	1,000.00	964.42	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70
Class K
Actual	1,000.00	965.66	2.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.42

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.1%)
Auto Components (0.3%)
Gentex Corp.	9,000	$144,090
Goodyear Tire & Rubber Co.	15,100	493,317
Johnson Controls, Inc.	28,686	1,132,810
Lear Corp.	1,140	140,026

		1,910,243

Automobiles (1.1%)
Ford Motor Co.	220,000	3,099,800
General Motors Co.	90,600	3,081,306
Harley-Davidson, Inc.	4,500	204,255

		6,385,361

Distributors (0.0%)
Genuine Parts Co.	600	51,534

Diversified Consumer Services (0.0%)
Graham Holdings Co., Class B	214	103,784
H&R Block, Inc.	1,000	33,310

		137,094

Hotels, Restaurants & Leisure (0.6%)
Aramark	900	29,025
Carnival Corp.	24,088	1,312,314
Darden Restaurants, Inc.	5,700	362,748
Hyatt Hotels Corp., Class A*	1,925	90,513
International Game Technology plc .	1,700	27,506
MGM Resorts International*	23,216	527,468
Norwegian Cruise Line Holdings Ltd.*	600	35,160
Royal Caribbean Cruises Ltd.	9,794	991,251
Wendy’s Co.	9,874	106,343
Wynn Resorts Ltd.	500	34,595

		3,516,923

Household Durables (0.5%)
D.R. Horton, Inc.	10,827	346,789
Garmin Ltd.	6,685	248,481
Lennar Corp., Class A	5,900	288,569
Lennar Corp., Class B	600	24,108
Mohawk Industries, Inc.*	1,027	194,504
Newell Rubbermaid, Inc.	7,435	327,735
PulteGroup, Inc.	20,400	363,528
Toll Brothers, Inc.*	6,375	212,287
Tupperware Brands Corp.	300	16,695
Whirlpool Corp.	4,116	604,517

		2,627,213

Internet & Catalog Retail (0.1%)
Expedia, Inc.	743	92,355
Liberty Interactive Corp. QVC Group*	15,189	414,964

		507,319

Leisure Products (0.1%)
Brunswick Corp.	1,400	70,714
Hasbro, Inc.	1,300	87,568
Mattel, Inc.	19,000	516,230
Vista Outdoor, Inc.*	3,104	138,159

		812,671

Media (1.2%)
Cable One, Inc.	214	$92,803
Cablevision Systems Corp. – New York Group, Class A	9,700	309,430
Clear Channel Outdoor Holdings, Inc., Class A*	2,500	13,975
Comcast Corp., Class A	13,800	778,734
Discovery Communications, Inc., Class A*	800	21,344
Discovery Communications, Inc., Class C*	1,400	35,308
DISH Network Corp., Class A*	4,000	228,720
Gannett Co., Inc.	6,386	104,028
John Wiley & Sons, Inc., Class A	2,800	126,084
Liberty Broadband Corp.*	5,068	262,591
Liberty Media Corp.*	17,458	672,038
News Corp., Class A	21,505	287,307
News Corp., Class B	6,800	94,928
TEGNA, Inc.	13,173	336,175
Thomson Reuters Corp.	18,443	698,068
Time Warner, Inc.	22,445	1,451,518
Tribune Media Co., Class A	4,500	152,145
Twenty-First Century Fox, Inc., Class A	21,020	570,903
Twenty-First Century Fox, Inc., Class B	8,800	239,624

		6,475,723

Multiline Retail (0.6%)
Dillard’s, Inc., Class A	1,200	78,852
J.C. Penney Co., Inc.*	18,359	122,271
Kohl’s Corp.	10,341	492,542
Macy’s, Inc.	4,490	157,060
Sears Holdings Corp.*	1,102	22,657
Target Corp.	33,000	2,396,130

		3,269,512

Specialty Retail (0.4%)
Aaron’s, Inc.	3,267	73,148
Best Buy Co., Inc.	17,000	517,650
Cabela’s, Inc.*	2,500	116,825
CST Brands, Inc.	1,065	41,684
Dick’s Sporting Goods, Inc.	1,600	56,560
DSW, Inc., Class A	4,200	100,212
Foot Locker, Inc.	1,091	71,013
GameStop Corp., Class A	6,292	176,428
Murphy USA, Inc.*	2,346	142,496
Office Depot, Inc.*	25,300	142,692
Penske Automotive Group, Inc.	1,700	71,978
Staples, Inc.	35,900	339,973
Tiffany & Co.	1,600	122,064

		1,972,723

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	13,300	435,309
Fossil Group, Inc.*	400	14,624
PVH Corp.	4,500	331,425
Ralph Lauren Corp.	3,200	356,736

		1,138,094

Total Consumer Discretionary		28,804,410

See Notes to Financial Statements.

1046

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Consumer Staples (6.9%)
Beverages (0.1%)
Brown-Forman Corp., Class A	200	$22,022
Brown-Forman Corp., Class B	500	49,640
Molson Coors Brewing Co., Class B	7,849	737,178

		808,840

Food & Staples Retailing (1.9%)
CVS Health Corp.	4,475	437,521
Rite Aid Corp.*	22,500	176,400
Sysco Corp.	22,900	938,900
Walgreens Boots Alliance, Inc.	41,098	3,499,700
Wal-Mart Stores, Inc.	88,882	5,448,466
Whole Foods Market, Inc.	1,700	56,950

		10,557,937

Food Products (1.7%)
Archer-Daniels-Midland Co.	34,816	1,277,051
Blue Buffalo Pet Products, Inc.*	1,400	26,194
Bunge Ltd.	8,211	560,647
Campbell Soup Co.	4,034	211,987
ConAgra Foods, Inc.	20,735	874,188
Flowers Foods, Inc.	1,100	23,639
Ingredion, Inc.	3,529	338,219
J.M. Smucker Co.	6,719	828,721
Kellogg Co.	1,415	102,262
Mondelez International, Inc., Class A	91,562	4,105,640
Pilgrim’s Pride Corp.	3,100	68,479
Pinnacle Foods, Inc.	6,500	275,990
Tyson Foods, Inc., Class A	15,824	843,894

		9,536,911

Household Products (2.4%)
Clorox Co.	1,604	203,435
Colgate-Palmolive Co.	6,400	426,368
Energizer Holdings, Inc.	3,594	122,412
Kimberly-Clark Corp.	4,305	548,027
Procter & Gamble Co.	152,771	12,131,545

		13,431,787

Personal Products (0.1%)
Avon Products, Inc.	24,400	98,820
Edgewell Personal Care Co.	3,594	281,662
Herbalife Ltd.*	600	32,172
Nu Skin Enterprises, Inc., Class A	2,600	98,514

		511,168

Tobacco (0.7%)
Altria Group, Inc.	6,500	378,365
Philip Morris International, Inc.	43,800	3,850,458

		4,228,823

Total Consumer Staples		39,075,466

Energy (12.1%)
Energy Equipment & Services (1.9%)
Baker Hughes, Inc.	24,349	1,123,706
Cameron International Corp.*	10,708	676,746
Diamond Offshore Drilling, Inc.	3,725	78,597
Dril-Quip, Inc.*	2,200	130,306

Ensco plc, Class A	13,100	$201,609
FMC Technologies, Inc.*	4,500	130,545
Frank’s International N.V.	2,400	40,056
Halliburton Co.	47,700	1,623,708
Helmerich & Payne, Inc.	5,456	292,169
Nabors Industries Ltd.	18,553	157,886
National Oilwell Varco, Inc.	21,749	728,374
Noble Corp. plc	13,600	143,480
Oceaneering International, Inc.	4,600	172,592
Patterson-UTI Energy, Inc.	8,257	124,515
Rowan Cos., plc, Class A	6,228	105,565
RPC, Inc.	2,800	33,460
Schlumberger Ltd.	62,800	4,380,300
Seadrill Ltd.*	21,000	71,190
Superior Energy Services, Inc.	7,400	99,678
Weatherford International plc*	43,500	364,965

		10,679,447

Oil, Gas & Consumable Fuels (10.2%)
Anadarko Petroleum Corp.	28,686	1,393,566
Antero Resources Corp.*	3,900	85,020
Apache Corp.	21,158	940,896
California Resources Corp.	18,124	42,229
Cheniere Energy, Inc.*	13,300	495,425
Chesapeake Energy Corp.	32,897	148,036
Chevron Corp.	105,807	9,518,398
Cimarex Energy Co.	5,300	473,714
Cobalt International Energy, Inc.*	20,546	110,948
Columbia Pipeline Group, Inc.	22,572	451,440
Concho Resources, Inc.*	7,100	659,306
ConocoPhillips Co.	69,470	3,243,554
CONSOL Energy, Inc.	13,400	105,860
Continental Resources, Inc.*	3,200	73,536
CVR Energy, Inc.	800	31,480
Denbury Resources, Inc.	20,184	40,772
Devon Energy Corp.	23,135	740,320
Diamondback Energy, Inc.*	3,900	260,910
Energen Corp.	4,640	190,194
EOG Resources, Inc.	28,300	2,003,357
EP Energy Corp., Class A*	1,900	8,322
EQT Corp.	8,705	453,792
Exxon Mobil Corp.	235,499	18,357,147
Golar LNG Ltd.	5,000	78,950
Gulfport Energy Corp.*	6,400	157,248
Hess Corp.	14,118	684,441
HollyFrontier Corp.	8,400	335,076
Kinder Morgan, Inc.	100,700	1,502,444
Kosmos Energy Ltd.*	8,800	45,760
Laredo Petroleum, Inc.*	6,900	55,131
Marathon Oil Corp.	37,848	476,506
Marathon Petroleum Corp.	28,448	1,474,744
Murphy Oil Corp.	9,987	224,208
Newfield Exploration Co.*	9,170	298,575
Noble Energy, Inc.	24,458	805,402
Occidental Petroleum Corp.	43,310	2,928,189
ONEOK, Inc.	6,400	157,824
PBF Energy, Inc., Class A	5,000	184,050
Phillips 66	30,535	2,497,763
Pioneer Natural Resources Co.	8,400	1,053,192
QEP Resources, Inc.	10,654	142,764
Range Resources Corp.	8,900	219,029
Rice Energy, Inc.*	4,100	44,690
SM Energy Co.	3,800	74,708

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Southwestern Energy Co.*	21,600	$153,576
Spectra Energy Corp.	37,707	902,706
Targa Resources Corp.	1,600	43,296
Teekay Corp.	1,933	19,079
Tesoro Corp.	6,652	700,921
Valero Energy Corp.	27,186	1,922,322
Whiting Petroleum Corp.*	11,400	107,616
World Fuel Services Corp.	3,500	134,610
WPX Energy, Inc.*	11,001	63,146

		57,316,188

Total Energy		67,995,635

Financials (30.0%)
Banks (11.7%)
Associated Banc-Corp	9,102	170,662
Bank of America Corp.	591,072	9,947,742
Bank of Hawaii Corp.	2,524	158,760
BankUnited, Inc.	6,100	219,966
BB&T Corp.	43,533	1,645,983
BOK Financial Corp.	1,296	77,488
CIT Group, Inc.	9,712	385,566
Citigroup, Inc.	171,242	8,861,773
Citizens Financial Group, Inc.	17,500	458,325
Comerica, Inc.	10,205	426,875
Commerce Bancshares, Inc./Missouri	4,937	210,020
Cullen/Frost Bankers, Inc.	3,147	188,820
East West Bancorp, Inc.	8,134	338,049
Fifth Third Bancorp	45,388	912,299
First Horizon National Corp.	13,884	201,596
First Niagara Financial Group, Inc.	19,958	216,544
First Republic Bank/California	8,000	528,480
Huntington Bancshares, Inc./Ohio	45,325	501,294
JPMorgan Chase & Co.	209,004	13,800,534
KeyCorp	47,612	628,002
M&T Bank Corp.	8,959	1,085,652
PacWest Bancorp	6,500	280,150
People’s United Financial, Inc.	17,210	277,941
PNC Financial Services Group, Inc.	29,189	2,782,004
Popular, Inc.	5,732	162,445
Regions Financial Corp.	75,168	721,613
Signature Bank/New York*	300	46,011
SunTrust Banks, Inc./Georgia	28,974	1,241,246
SVB Financial Group*	1,100	130,790
Synovus Financial Corp.	7,791	252,273
TCF Financial Corp.	9,749	137,656
U.S. Bancorp	94,350	4,025,915
Wells Fargo & Co.	262,334	14,260,476
Zions Bancorp	11,568	315,806

		65,598,756

Capital Markets (3.1%)
Ameriprise Financial, Inc.	1,710	181,978
Bank of New York Mellon Corp.	56,399	2,324,767
BlackRock, Inc.	4,764	1,622,237
Charles Schwab Corp.	18,800	619,084
E*TRADE Financial Corp.*	16,722	495,640
Franklin Resources, Inc.	21,800	802,676
Goldman Sachs Group, Inc.	24,327	4,384,455

Interactive Brokers Group, Inc., Class A	3,219	$140,349
Invesco Ltd.	21,531	720,858
Legg Mason, Inc.	3,926	154,017
Morgan Stanley	86,467	2,750,515
Northern Trust Corp.	13,081	943,010
Raymond James Financial, Inc.	7,292	422,717
State Street Corp.‡	23,328	1,548,046
TD Ameritrade Holding Corp.	2,500	86,775
Waddell & Reed Financial, Inc., Class A	600	17,196

		17,214,320

Consumer Finance (1.5%)
Ally Financial, Inc.*	25,000	466,000
American Express Co.	39,300	2,733,315
Capital One Financial Corp.	30,830	2,225,310
Discover Financial Services	24,819	1,330,795
Navient Corp.	18,989	217,424
OneMain Holdings, Inc.*	2,900	120,466
Santander Consumer USA Holdings, Inc.*	4,600	72,910
SLM Corp.*	1,889	12,316
Synchrony Financial*	46,993	1,429,057

		8,607,593

Diversified Financial Services (3.0%)
Berkshire Hathaway, Inc., Class B*	97,898	12,926,452
CME Group, Inc./Illinois	18,000	1,630,800
Intercontinental Exchange, Inc.	4,017	1,029,396
Leucadia National Corp.	15,913	276,727
Nasdaq, Inc.	6,474	376,593
Voya Financial, Inc.	11,700	431,847

		16,671,815

Insurance (5.7%)
ACE Ltd.	18,458	2,156,817
Aflac, Inc.	24,315	1,456,468
Alleghany Corp.*	880	420,578
Allied World Assurance Co. Holdings AG	5,463	203,169
Allstate Corp.	21,888	1,359,026
American Financial Group, Inc./Ohio	3,991	287,671
American International Group, Inc.	69,806	4,325,878
American National Insurance Co.	482	49,294
AmTrust Financial Services, Inc.	2,000	123,160
Arch Capital Group Ltd.*	7,001	488,320
Arthur J. Gallagher & Co.	4,200	171,948
Aspen Insurance Holdings Ltd.	3,401	164,268
Assurant, Inc.	3,961	319,019
Assured Guaranty Ltd.	7,354	194,366
Axis Capital Holdings Ltd.	5,406	303,925
Brown & Brown, Inc.	6,885	221,008
Chubb Corp.	13,006	1,725,116
Cincinnati Financial Corp.	9,256	547,678
CNA Financial Corp.	1,660	58,349
Endurance Specialty Holdings Ltd.	3,504	224,221
Everest Reinsurance Group Ltd.	2,512	459,922
FNF Group	15,738	545,636

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Genworth Financial, Inc., Class A*	29,634	$110,535
Hanover Insurance Group, Inc.	2,459	200,015
Hartford Financial Services Group, Inc.	23,599	1,025,613
Lincoln National Corp.	14,214	714,396
Loews Corp.	17,485	671,424
Markel Corp.*	695	613,928
Marsh & McLennan Cos., Inc.	12,043	667,784
Mercury General Corp.	1,174	54,673
MetLife, Inc.	52,830	2,546,934
Old Republic International Corp.	13,784	256,796
PartnerReinsurance Ltd.	2,693	376,320
Principal Financial Group, Inc.	16,484	741,450
ProAssurance Corp.	3,300	160,149
Progressive Corp.	32,985	1,048,923
Prudential Financial, Inc.	25,611	2,084,992
Reinsurance Group of America, Inc.	3,703	316,792
RenaissanceReinsurance Holdings Ltd.	2,651	300,067
StanCorp Financial Group, Inc.	2,368	269,668
Torchmark Corp.	7,062	403,664
Travelers Cos., Inc.	17,875	2,017,373
Unum Group	13,989	465,694
Validus Holdings Ltd.	4,727	218,813
W. R. Berkley Corp.	5,464	299,154
White Mountains Insurance Group Ltd.	337	244,935
XL Group plc	17,545	687,413

		32,303,342

Real Estate Investment Trusts (REITs) (4.8%)
Alexandria Real Estate Equities, Inc. (REIT)	4,042	365,235
American Campus Communities, Inc. (REIT)	6,300	260,442
American Capital Agency Corp. (REIT)	20,500	355,470
American Homes 4 Rent (REIT), Class A	10,000	166,600
Annaly Capital Management, Inc. (REIT)	54,395	510,225
Apartment Investment & Management Co. (REIT), Class A	8,764	350,823
Apple Hospitality REIT, Inc. (REIT)	10,400	207,688
AvalonBay Communities, Inc. (REIT)	7,457	1,373,057
BioMed Realty Trust, Inc. (REIT)	11,600	274,804
Boston Properties, Inc. (REIT)	729	92,977
Brandywine Realty Trust (REIT)	10,153	138,690
Brixmor Property Group, Inc. (REIT)	9,700	250,454
Camden Property Trust (REIT)	4,988	382,879
Care Capital Properties, Inc. (REIT)	4,634	141,661
CBL & Associates Properties, Inc. (REIT)	9,300	115,041
Chimera Investment Corp. (REIT)	9,558	130,371

Columbia Property Trust, Inc. (REIT)	6,600	$154,968
Communications Sales & Leasing, Inc. (REIT)	6,742	126,008
Corporate Office Properties Trust (REIT)	5,267	114,979
Corrections Corp. of America (REIT)	6,534	173,086
DDR Corp. (REIT)	17,412	293,218
Digital Realty Trust, Inc. (REIT)	3,400	257,108
Douglas Emmett, Inc. (REIT)	8,149	254,086
Duke Realty Corp. (REIT)	19,802	416,238
Empire State Realty Trust, Inc. (REIT), Class A	3,300	59,631
Equity Commonwealth (REIT)*	7,717	213,992
Equity Residential (REIT)	20,409	1,665,170
Essex Property Trust, Inc. (REIT)	3,680	881,029
Four Corners Property Trust, Inc. (REIT)*	1,900	45,904
Gaming and Leisure Properties, Inc. (REIT)	4,646	129,159
General Growth Properties, Inc. (REIT)	32,759	891,372
HCP, Inc. (REIT)	26,191	1,001,544
Healthcare Trust of America, Inc. (REIT), Class A	5,750	155,078
Hospitality Properties Trust (REIT)	8,391	219,425
Host Hotels & Resorts, Inc. (REIT)	42,590	653,331
Iron Mountain, Inc. (REIT)	7,197	194,391
Kilroy Realty Corp. (REIT)	5,100	322,728
Kimco Realty Corp. (REIT)	23,233	614,745
Liberty Property Trust (REIT)	8,722	270,818
Macerich Co. (REIT)	9,070	731,858
MFA Financial, Inc. (REIT)	22,100	145,860
Mid-America Apartment Communities, Inc. (REIT)	4,200	381,402
National Retail Properties, Inc. (REIT)	7,500	300,375
NorthStar Realty Europe Corp. (REIT)	3,241	38,276
NorthStar Realty Finance Corp. (REIT)	9,725	165,617
Omega Healthcare Investors, Inc. (REIT)	7,500	262,350
Outfront Media, Inc. (REIT)	8,231	179,683
Paramount Group, Inc. (REIT)	10,000	181,000
Piedmont Office Realty Trust, Inc. (REIT), Class A	8,630	162,934
Plum Creek Timber Co., Inc. (REIT)	5,800	276,776
Post Properties, Inc. (REIT)	2,000	118,320
Prologis, Inc. (REIT)	29,386	1,261,247
Public Storage (REIT)	600	148,620
Rayonier, Inc. (REIT)	7,600	168,720
Realty Income Corp. (REIT)	14,226	734,488
Regency Centers Corp. (REIT)	5,425	369,551
Retail Properties of America, Inc. (REIT), Class A	13,200	194,964
Senior Housing Properties Trust (REIT)	13,979	207,448
SL Green Realty Corp. (REIT)	5,570	629,299

See Notes to Financial Statements.

1049

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Spirit Realty Capital, Inc. (REIT)	25,900	$259,518
Starwood Property Trust, Inc. (REIT)	13,900	285,784
Taubman Centers, Inc. (REIT)	2,201	168,861
Two Harbors Investment Corp. (REIT)	20,600	166,860
UDR, Inc. (REIT)	14,912	560,244
Ventas, Inc. (REIT)	18,536	1,045,986
VEREIT, Inc. (REIT)	50,800	402,336
Vornado Realty Trust (REIT)	10,556	1,055,178
Weingarten Realty Investors (REIT)	6,902	238,671
Welltower, Inc. (REIT)	10,770	732,683
Weyerhaeuser Co. (REIT)	26,991	809,190
WP Carey, Inc. (REIT)	6,000	354,000
WP Glimcher, Inc. (REIT)	10,342	109,729

		27,072,253

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	12,260	268,862
Howard Hughes Corp.*	1,347	152,426
Jones Lang LaSalle, Inc.	700	111,902
Realogy Holdings Corp.*	5,200	190,684
RMR Group, Inc., Class A*	—@	7

		723,881

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	27,395	447,086
TFS Financial Corp.	4,043	76,130

		523,216

Total Financials		168,715,176

Health Care (11.7%)
Biotechnology (0.1%)
Alkermes plc*	1,200	95,256
Alnylam Pharmaceuticals, Inc.*	600	56,484
Baxalta, Inc.	11,100	433,233

		584,973

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	83,834	3,764,985
Alere, Inc.*	1,676	65,515
Baxter International, Inc.	11,100	423,465
Boston Scientific Corp.*	69,645	1,284,254
Cooper Cos., Inc.	926	124,269
DENTSPLY International, Inc.	5,800	352,930
Hill-Rom Holdings, Inc.	305	14,658
Medtronic plc	80,203	6,169,215
St. Jude Medical, Inc.	6,900	426,213
Stryker Corp.	9,500	882,930
Teleflex, Inc.	2,372	311,799
Zimmer Biomet Holdings, Inc.	8,959	919,104

		14,739,337

Health Care Providers & Services (1.5%)
Aetna, Inc.	14,897	1,610,664
Anthem, Inc.	11,826	1,649,018
Brookdale Senior Living, Inc.*	8,100	149,526
Cardinal Health, Inc.	1,778	158,722
Community Health Systems, Inc.*	6,981	185,206

DaVita HealthCare Partners, Inc.*	7,200	$501,912
Express Scripts Holding Co.*	6,200	541,942
HCA Holdings, Inc.*	16,600	1,122,658
Health Net, Inc.*	3,641	249,263
Humana, Inc.	632	112,818
Laboratory Corp. of America Holdings*	3,780	467,359
LifePoint Health, Inc.*	2,233	163,902
MEDNAX, Inc.*	2,200	157,652
Patterson Cos., Inc.	2,200	99,462
Quest Diagnostics, Inc.	8,210	584,059
UnitedHealth Group, Inc.	2,692	316,687
Universal Health Services, Inc., Class B	4,300	513,807
VCA, Inc.*	300	16,500

		8,601,157

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	5,900	90,742

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	18,700	781,847
Bio-Rad Laboratories, Inc., Class A*	1,210	167,779
Bio-Techne Corp.	1,000	90,000
PerkinElmer, Inc.	5,615	300,795
QIAGEN N.V.*	13,200	364,980
Quintiles Transnational Holdings, Inc.*	200	13,732
Thermo Fisher Scientific, Inc.	14,795	2,098,671
VWR Corp.*	100	2,831

		3,820,635

Pharmaceuticals (6.8%)
Allergan plc*	12,100	3,781,250
Endo International plc*	8,300	508,126
Johnson & Johnson	136,002	13,970,125
Mallinckrodt plc*	4,025	300,386
Merck & Co., Inc.	140,772	7,435,577
Mylan N.V.*	3,600	194,652
Perrigo Co. plc	6,700	969,490
Pfizer, Inc.	346,600	11,188,248

		38,347,854

Total Health Care		66,184,698

Industrials (10.2%)
Aerospace & Defense (2.4%)
BWX Technologies, Inc.	4,800	152,496
General Dynamics Corp.	11,403	1,566,316
L-3 Communications Holdings, Inc.	4,680	559,307
Lockheed Martin Corp.	4,300	933,745
Northrop Grumman Corp.	7,177	1,355,089
Orbital ATK, Inc.	3,176	283,744
Precision Castparts Corp.	6,300	1,461,663
Raytheon Co.	17,232	2,145,901
Spirit AeroSystems Holdings, Inc., Class A*	799	40,006
Textron, Inc.	12,039	505,758
Triumph Group, Inc.	2,800	111,300

See Notes to Financial Statements.

1050

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

United Technologies Corp.	45,500	$4,371,185

		13,486,510

Air Freight & Logistics (0.3%)
FedEx Corp.	10,235	1,524,913

Airlines (0.1%)
Copa Holdings S.A., Class A	1,800	86,868
JetBlue Airways Corp.*	11,000	249,150

		336,018

Building Products (0.1%)
Armstrong World Industries, Inc.*	800	36,584
Fortune Brands Home & Security, Inc.	6,047	335,608
Owens Corning, Inc.	6,868	323,002

		695,194

Commercial Services & Supplies (0.6%)
ADT Corp.	9,662	318,653
Clean Harbors, Inc.*	1,300	54,145
KAR Auction Services, Inc.	5,562	205,961
Pitney Bowes, Inc.	7,484	154,544
R.R. Donnelley & Sons Co.	5,553	81,740
Republic Services, Inc.	13,632	599,672
Tyco International plc	3,300	105,237
Waste Connections, Inc.	6,970	392,550
Waste Management, Inc.	23,749	1,267,484

		3,179,986

Construction & Engineering (0.2%)
AECOM*	7,294	219,039
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	5,500	214,445
Fluor Corp.	8,200	387,204
Jacobs Engineering Group, Inc.*	7,078	296,922
KBR, Inc.	8,182	138,439
Quanta Services, Inc.*	6,164	124,821

		1,380,870

Electrical Equipment (0.4%)
Babcock & Wilcox Enterprises, Inc.*	2,400	50,088
Eaton Corp. plc	26,174	1,362,095
Emerson Electric Co.	11,700	559,611
Hubbell, Inc.	2,790	281,902
Regal Beloit Corp.	2,352	137,639

		2,391,335

Industrial Conglomerates (3.5%)
Carlisle Cos., Inc.	2,829	250,904
Danaher Corp.	27,100	2,517,048
General Electric Co.	529,918	16,506,946
Roper Technologies, Inc.	3,500	664,265

		19,939,163

Machinery (1.6%)
AGCO Corp.	4,221	191,591
Allison Transmission Holdings, Inc.	4,600	119,094
Caterpillar, Inc.	28,200	1,916,472
Colfax Corp.*	5,600	130,760
Crane Co.	2,741	131,129

Cummins, Inc.	2,600	$228,826
Deere & Co.	15,500	1,182,185
Donaldson Co., Inc.	200	5,732
Dover Corp.	9,023	553,200
Flowserve Corp.	4,000	168,320
IDEX Corp.	160	12,258
Ingersoll-Rand plc	13,831	764,716
ITT Corp.	5,000	181,600
Joy Global, Inc.	6,000	75,660
Kennametal, Inc.	4,808	92,314
Lincoln Electric Holdings, Inc.	300	15,567
Manitowoc Co., Inc.	7,600	116,660
Oshkosh Corp.	4,000	156,160
PACCAR, Inc.	2,100	99,540
Parker-Hannifin Corp.	4,266	413,717
Pentair plc	10,336	511,942
SPX Corp.	2,359	22,009
SPX FLOW, Inc.*	2,359	65,840
Stanley Black & Decker, Inc.	7,968	850,425
Terex Corp.	6,468	119,529
Timken Co.	4,266	121,965
Trinity Industries, Inc.	8,706	209,118
Valmont Industries, Inc.	1,100	116,622
Xylem, Inc.	10,213	372,774

		8,945,725

Marine (0.0%)
Kirby Corp.*	3,100	163,122

Professional Services (0.2%)
Dun & Bradstreet Corp.	1,500	155,895
IHS, Inc., Class A*	600	71,058
ManpowerGroup, Inc.	3,967	334,379
Nielsen Holdings plc	6,430	299,638
Towers Watson & Co., Class A	3,220	413,641

		1,274,611

Road & Rail (0.6%)
AMERCO	200	77,900
CSX Corp.	41,100	1,066,545
Genesee & Wyoming, Inc., Class A*	2,000	107,380
Kansas City Southern	6,200	462,954
Norfolk Southern Corp.	17,101	1,446,574
Ryder System, Inc.	3,109	176,684

		3,338,037

Trading Companies & Distributors (0.1%)
Air Lease Corp.	5,800	194,184
GATX Corp.	2,577	109,651
MSC Industrial Direct Co., Inc., Class A	1,900	106,913
NOW, Inc.*	6,112	96,692
WESCO International, Inc.*	2,592	113,219

		620,659

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	3,900	283,140

Total Industrials		57,559,283

See Notes to Financial Statements.

1051

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Information Technology (11.4%)
Communications Equipment (2.3%)
ARRIS Group, Inc.*	6,400	$195,648
Brocade Communications Systems, Inc.	23,308	213,967
Cisco Systems, Inc.	286,000	7,766,330
CommScope Holding Co., Inc.*	3,300	85,437
EchoStar Corp., Class A*	2,759	107,905
Harris Corp.	5,790	503,151
Juniper Networks, Inc.	18,600	513,360
Lumentum Holdings, Inc.*	2,580	56,812
QUALCOMM, Inc.	72,000	3,598,920
Viavi Solutions, Inc.*	12,900	78,561

		13,120,091

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	5,395	292,301
Avnet, Inc.	7,658	328,069
Corning, Inc.	66,767	1,220,501
Dolby Laboratories, Inc., Class A	3,100	104,315
Fitbit, Inc., Class A*	1,100	32,549
FLIR Systems, Inc.	3,300	92,631
Ingram Micro, Inc., Class A	8,179	248,478
Jabil Circuit, Inc.	8,818	205,371
Keysight Technologies, Inc.*	1,500	42,495
National Instruments Corp.	4,900	140,581
Trimble Navigation Ltd.*	13,800	296,010

		3,003,301

Internet Software & Services (0.3%)
Yahoo!, Inc.*	52,982	1,762,181
Zillow Group, Inc., Class A*	1,000	26,040
Zillow Group, Inc., Class C*	2,000	46,960

		1,835,181

IT Services (1.1%)
Amdocs Ltd.	9,371	511,376
Automatic Data Processing, Inc.	5,200	440,544
Booz Allen Hamilton Holding Corp.	700	21,595
Computer Sciences Corp.	7,941	259,512
CoreLogic, Inc.*	2,835	95,993
CSRA, Inc.	7,941	238,230
DST Systems, Inc.	300	34,218
Fidelity National Information Services, Inc.	9,052	548,551
First Data Corp., Class A*	2,300	36,846
International Business Machines Corp.	22,800	3,137,736
Leidos Holdings, Inc.	3,150	177,219
Paychex, Inc.	2,000	105,780
Teradata Corp.*	1,500	39,630
Xerox Corp.	55,500	589,965

		6,237,195

Semiconductors & Semiconductor Equipment (2.7%)
Analog Devices, Inc.	1,500	82,980
Applied Materials, Inc.	25,500	476,085
Broadcom Corp., Class A	28,700	1,659,434
Cree, Inc.*	6,100	162,687
Cypress Semiconductor Corp.*	18,600	182,466
First Solar, Inc.*	4,000	263,960
Intel Corp.	248,111	8,547,424

Lam Research Corp.	2,520	$200,138
Marvell Technology Group Ltd.	23,800	209,916
Maxim Integrated Products, Inc.	10,400	395,200
Micron Technology, Inc.*	55,829	790,539
NVIDIA Corp.	30,200	995,392
ON Semiconductor Corp.*	1,900	18,620
SunEdison, Inc.*	1,200	6,108
SunPower Corp.*	2,300	69,023
Teradyne, Inc.	12,600	260,442
Xilinx, Inc.	11,200	526,064

		14,846,478

Software (3.1%)
Activision Blizzard, Inc.	28,298	1,095,416
ANSYS, Inc.*	4,200	388,500
Autodesk, Inc.*	3,000	182,790
CA, Inc.	16,258	464,328
Microsoft Corp.	197,200	10,940,656
Nuance Communications, Inc.*	14,200	282,438
Oracle Corp.	71,500	2,611,895
SS&C Technologies Holdings, Inc.	600	40,962
Symantec Corp.	38,200	802,200
Synopsys, Inc.*	8,086	368,802
Zynga, Inc., Class A*	45,700	122,476

		17,300,463

Technology Hardware, Storage & Peripherals (1.4%)
3D Systems Corp.*	4,000	34,760
EMC Corp.	100,500	2,580,840
Hewlett Packard Enterprise Co.	101,300	1,539,760
HP, Inc.	101,300	1,199,392
Lexmark International, Inc., Class A	3,377	109,584
NCR Corp.*	9,500	232,370
NetApp, Inc.	11,500	305,095
SanDisk Corp.	11,700	889,083
Western Digital Corp.	12,648	759,512

		7,650,396

Total Information Technology		63,993,105

Materials (2.6%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	2,200	286,242
Airgas, Inc.	3,000	414,960
Albemarle Corp.	6,325	354,263
Ashland, Inc.	3,017	309,846
Cabot Corp.	3,535	144,511
Celanese Corp.	8,000	538,640
Chermours Co.	5,460	29,266
Dow Chemical Co.	54,810	2,821,619
E.I. du Pont de Nemours & Co.	27,300	1,818,180
Eastman Chemical Co.	6,300	425,313
FMC Corp.	2,100	82,173
Huntsman Corp.	5,101	57,998
Mosaic Co.	19,500	538,005
Platform Specialty Products Corp.*	4,900	62,867
Praxair, Inc.	2,700	276,480
Scotts Miracle-Gro Co., Class A	400	25,804
Westlake Chemical Corp.	2,300	124,936

		8,311,103

See Notes to Financial Statements.

1052

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	3,300	$450,714
Vulcan Materials Co.	6,482	615,595

		1,066,309

Containers & Packaging (0.3%)
AptarGroup, Inc.	2,999	217,877
Avery Dennison Corp.	381	23,874
Bemis Co., Inc.	4,871	217,685
Crown Holdings, Inc.*	4,400	223,080
Graphic Packaging Holding Co.	7,800	100,074
Owens-Illinois, Inc.*	8,518	148,384
Sonoco Products Co.	5,682	232,223
WestRock Co.	13,289	606,244

		1,769,441

Metals & Mining (0.6%)
Alcoa, Inc.	73,381	724,270
Allegheny Technologies, Inc.	6,000	67,500
Freeport-McMoRan, Inc.	64,800	438,696
Newmont Mining Corp.	30,300	545,097
Nucor Corp.	18,220	734,266
Reliance Steel & Aluminum Co.	4,209	243,743
Royal Gold, Inc.	3,600	131,292
Southern Copper Corp.	4,300	112,316
Steel Dynamics, Inc.	12,101	216,245
Tahoe Resources, Inc.	6,000	52,020
United States Steel Corp.	8,224	65,628

		3,331,073

Paper & Forest Products (0.0%)
Domtar Corp.	3,746	138,415
International Paper Co.	1,175	44,297

		182,712

Total Materials		14,660,638

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	292,262	10,056,736
CenturyLink, Inc.	32,108	807,837
Frontier Communications Corp.	67,833	316,780
Level 3 Communications, Inc.*	14,300	777,348
Verizon Communications, Inc.	16,500	762,630
Zayo Group Holdings, Inc.*	1,300	34,567

		12,755,898

Wireless Telecommunication Services (0.2%)
SBA Communications Corp., Class A*	3,700	388,759
Sprint Corp.*	42,111	152,442
Telephone & Data Systems, Inc.	5,246	135,819
T-Mobile US, Inc.*	15,700	614,184
U.S. Cellular Corp.*	371	15,140

		1,306,344

Total Telecommunication Services		14,062,242

Utilities (6.1%)
Electric Utilities (3.3%)
American Electric Power Co., Inc.	27,454	1,599,745
Duke Energy Corp.	38,993	2,783,710
Edison International	18,276	1,082,122
Entergy Corp.	10,069	688,317

Eversource Energy	17,867	$912,468
Exelon Corp.	51,953	1,442,735
FirstEnergy Corp.	23,663	750,827
Great Plains Energy, Inc.	8,635	235,822
Hawaiian Electric Industries, Inc.	6,404	185,396
ITC Holdings Corp.	5,500	215,875
NextEra Energy, Inc.	25,084	2,605,977
OGE Energy Corp.	11,584	304,543
Pepco Holdings, Inc.	14,642	380,838
Pinnacle West Capital Corp.	6,251	403,064
PPL Corp.	37,574	1,282,401
Southern Co.	51,296	2,400,140
Westar Energy, Inc.	8,228	348,949
Xcel Energy, Inc.	28,819	1,034,890

		18,657,819

Gas Utilities (0.3%)
AGL Resources, Inc.	6,708	428,038
Atmos Energy Corp.	5,627	354,726
National Fuel Gas Co.	4,944	211,356
Questar Corp.	9,754	190,008
UGI Corp.	10,037	338,849

		1,522,977

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	39,386	376,924
Calpine Corp.*	19,247	278,504
NRG Energy, Inc.	16,194	190,604
TerraForm Power, Inc., Class A*	3,700	46,546

		892,578

Multi-Utilities (2.2%)
Alliant Energy Corp.	6,343	396,120
Ameren Corp.	13,625	589,009
CenterPoint Energy, Inc.	24,482	449,489
CMS Energy Corp.	15,870	572,590
Consolidated Edison, Inc.	16,477	1,058,977
Dominion Resources, Inc.	31,821	2,152,372
DTE Energy Co.	10,201	818,018
MDU Resources Group, Inc.	11,446	209,691
NiSource, Inc.	18,372	358,438
PG&E Corp.	27,209	1,447,247
Public Service Enterprise Group, Inc.	28,358	1,097,171
SCANA Corp.	8,194	495,655
Sempra Energy	14,059	1,321,686
TECO Energy, Inc.	13,413	357,456
Vectren Corp.	4,914	208,452
WEC Energy Group, Inc.	17,686	907,469

		12,439,840

Water Utilities (0.2%)
American Water Works Co., Inc.	10,283	614,409
Aqua America, Inc.	9,871	294,156

		908,565

Total Utilities		34,421,779

Total Common Stocks (98.6%) (Cost $454,966,402)		555,472,432

See Notes to Financial Statements.

1053

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Security (0.2%)
U.S. Treasury Bills 0.12%, 3/10/16 #(p)	$785,000	$784,823

	Number of Shares	Value (Note 1)
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,049,783	5,049,783

Total Short-Term Investments (1.1%) (Cost $5,834,755)		5,834,606

Total Investments (99.7%) (Cost $460,801,157)		561,307,038
Other Assets Less Liabilities (0.3%)		1,929,616

Net Assets (100%)		$563,236,654

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $784,823
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
@	Shares are less than 0.5.
(p)	Yield to maturity.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
State Street Corp.	$1,941,148	$91,670	$192,817	$1,548,046	$31,257	$14,405

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	3	March-16	$333,091	$338,700	$5,609
S&P 500 E-Mini Index	74	March-16	7,481,191	7,530,980	49,789
S&P MidCap 400 E-Mini Index	3	March-16	411,892	418,050	6,158

					$61,556

See Notes to Financial Statements.

1054

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$28,804,410	$—	$—	$28,804,410
Consumer Staples	39,075,466	—	—	39,075,466
Energy	67,995,635	—	—	67,995,635
Financials	168,715,176	—	—	168,715,176
Health Care	66,184,698	—	—	66,184,698
Industrials	57,559,283	—	—	57,559,283
Information Technology	63,993,105	—	—	63,993,105
Materials	14,660,638	—	—	14,660,638
Telecommunication Services	14,062,242	—	—	14,062,242
Utilities	34,421,779	—	—	34,421,779
Futures	61,556	—	—	61,556
Short-Term Investments	5,049,783	784,823	—	5,834,606

Total Assets	$560,583,771	$784,823	$—	$561,368,594

Total Liabilities	$—	$—	$—	$—

Total	$560,583,771	$784,823	$—	$561,368,594

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$61,556	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$157,695	$157,695

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(101,572)	$(101,572)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,811,000 during the year ended December 31, 2015

See Notes to Financial Statements.

1055

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$111,751,946
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$116,467,017

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$134,003,642
Aggregate gross unrealized depreciation	(37,125,107)

Net unrealized appreciation	$96,878,535

Federal income tax cost of investments	$464,428,503

See Notes to Financial Statements.

1056

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $884,865)	$1,548,046
Unaffiliated Issuers (Cost $459,916,292)	559,758,992
Cash	1,785,595
Dividends, interest and other receivables	967,394
Receivable from Separate Accounts for Trust shares sold	59,312
Receivable for securities sold	2,046
Other assets	1,812

Total assets	564,123,197

LIABILITIES
Payable for Separate Accounts for Trust shares redeemed	434,045
Investment management fees payable	168,019
Distribution fees payable – Class IB	107,827
Due to broker for futures variation margin	77,760
Administrative fees payable	48,494
Distribution fees payable – Class IA	12,167
Trustees’ fees payable	769
Accrued expenses	37,462

Total liabilities	886,543

NET ASSETS	$563,236,654

Net assets were comprised of:
Paid in capital	$465,732,559
Accumulated undistributed net investment income (loss)	198,880
Accumulated undistributed net realized gain (loss) on investments and futures	(3,262,222)
Net unrealized appreciation (depreciation) on investments and futures	100,567,437

Net assets	$563,236,654

Class IA
Net asset value, offering and redemption price per share, $57,073,644 / 7,352,186 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.76

Class IB
Net asset value, offering and redemption price per share, $506,067,275 / 65,384,106 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.74

Class K
Net asset value, offering and redemption price per share, $95,735 / 12,381 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($31,257 of dividend income received from affiliates) (net of $4,798 foreign withholding tax)	$15,188,951
Interest	5,065

Total income	15,194,016

EXPENSES
Investment management fees	2,056,782
Distribution fees – Class IB	1,340,665
Administrative fees	592,714
Distribution fees – Class IA	128,305
Professional fees	59,109
Custodian fees	38,500
Printing and mailing expenses	26,452
Trustees’ fees	12,031
Miscellaneous	13,558

Total expenses	4,268,116

NET INVESTMENT INCOME (LOSS)	10,925,900

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($14,405 of realized gain (loss) from affiliates)	36,276,508
Futures	157,695

Net realized gain (loss)	36,434,203

Change in unrealized appreciation (depreciation) on:
Investments ($(291,955) of change in unrealized appreciation (depreciation) from affiliates)	(73,711,199)
Futures	(101,572)

Net change in unrealized appreciation (depreciation)	(73,812,771)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(37,378,568)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,452,668)

See Notes to Financial Statements.

1057

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,925,900	$8,343,046
Net realized gain (loss) on investments and futures	36,434,203	20,329,034
Net change in unrealized appreciation (depreciation) on investments and futures	(73,812,771)	37,168,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,452,668)	65,840,859

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,105,961)	(760,965)
Class IB	(9,807,242)	(8,085,019)
Class K	(2,087)	(3)

	(10,915,290)	(8,845,987)

Distributions from net realized capital gains
Class IA	(1,449,773)	—
Class IB	(12,896,875)	—
Class K	(2,428)	—

	(14,349,076)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,264,366)	(8,845,987)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,577,268 and 1,920,028 shares, respectively ]	21,537,024	15,480,533
Capital shares issued in reinvestment of dividends and distributions [ 336,474 and 89,606 shares, respectively ]	2,555,734	760,965
Capital shares repurchased [ (1,706,206) and (1,390,749) shares, respectively ]	(14,261,875)	(11,167,750)

Total Class IA transactions	9,830,883	5,073,748

Class IB
Capital shares sold [ 7,386,531 and 15,010,045 shares, respectively ]	61,630,850	121,569,537
Capital shares issued in reinvestment of dividends and distributions [ 2,997,863 and 954,745 shares, respectively ]	22,704,117	8,085,019
Capital shares repurchased [ (10,551,757) and (11,142,373) shares, respectively ]	(87,917,927)	(89,876,162)

Total Class IB transactions	(3,582,960)	39,778,394

Class K
Capital shares sold [ 11,784 and 0 shares, respectively ]	100,000	—
Capital shares issued in reinvestment of dividends and distributions [ 597 and 0# shares, respectively ]	4,515	3
Capital shares repurchased [ (21) and 0 shares, respectively ]	(183)	—

Total Class K transactions	104,332	3

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,352,255	44,852,145

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,364,779)	101,847,017
NET ASSETS:
Beginning of year	608,601,433	506,754,416

End of year (a)	$563,236,654	$608,601,433

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$198,880	$90,310

# Number of shares is less than 0.5

See Notes to Financial Statements.

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.51	$7.67	$5.91	$5.17	$5.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments and futures	(0.54)	0.85	1.76	0.75	(0.12)

Total from investment operations	(0.38)	0.97	1.87	0.86	(0.01)

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.11)	(0.12)	(0.09)
Distributions from net realized gains	(0.21)	—	—	—	—

Total dividends and distributions	(0.37)	(0.13)	(0.11)	(0.12)	(0.09)

Net asset value, end of year	$7.76	$8.51	$7.67	$5.91	$5.17

Total return	(4.46)%	12.59%	31.63%	16.56%	(0.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$57,074	$52,296	$42,374	$32,126	$30,104
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.75%	0.75%	0.50%
After waivers and fees paid indirectly (f)	0.73%	0.73%	0.74%	0.75%	0.49%
Before waivers and fees paid indirectly (f)	0.73%	0.73%	0.75%	0.75%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.90%	1.51%	1.61%	1.93%	2.06%
After waivers and fees paid indirectly (f)	1.90%	1.51%	1.62%	1.93%	2.07%
Before waivers and fees paid indirectly (f)	1.90%	1.51%	1.61%	1.93%	2.06%
Portfolio turnover rate^	19%	16%	17%	20%	25%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.49	$7.65	$5.89	$5.15	$5.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investments and futures	(0.54)	0.85	1.76	0.75	(0.11)

Total from investment operations	(0.38)	0.97	1.87	0.86	(0.02)

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.11)	(0.12)	(0.08)
Distributions from net realized gains	(0.21)	—	—	—	—

Total dividends and distributions	(0.37)	(0.13)	(0.11)	(0.12)	(0.08)

Net asset value, end of year	$7.74	$8.49	$7.65	$5.89	$5.15

Total return	(4.47)%	12.62%	31.73%	16.61%	(0.41)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$506,067	$556,305	$464,380	$316,187	$301,883
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly (f)	0.73%	0.73%	0.74%	0.75%	0.74%
Before waivers and fees paid indirectly (f)	0.73%	0.73%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.86%	1.51%	1.61%	1.92%	1.76%
After waivers and fees paid indirectly (f)	1.86%	1.51%	1.62%	1.93%	1.76%
Before waivers and fees paid indirectly (f)	1.86%	1.51%	1.61%	1.92%	1.76%
Portfolio turnover rate^	19%	16%	17%	20%	25%

See Notes to Financial Statements.

1059

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K					2014	2013	2012
Net asset value, beginning of period	$8.49		$8.58		$7.70	$5.91	$5.17	$4.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.05		0.17	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments and futures	(0.50)		(0.02)		0.86	1.81	0.75	0.42

Total from investment operations	(0.37)		0.03		1.03	1.92	0.87	0.46

Less distributions:
Dividends from net investment income	(0.18)		—		(0.15)	(0.13)	(0.13)	(0.08)
Distributions from net realized gains	(0.21)		—		—	—	—	—

Total dividends and distributions	(0.39)		—		(0.15)	(0.13)	(0.13)	(0.08)

Net asset value, end of period	$7.73		$8.61		$8.58	$7.70	$5.91	$5.17

Total return (b)	(4.34)%		0.35%		13.36%	32.47%	16.86%	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$96		$—		$– #	$– #	$13	$11
Ratio of expenses to average net assets:
After waivers (a)(f)	0.48%		0.48%		0.48%	0.46%	0.50%	0.50%
After waivers and fees paid indirectly (a)(f)	0.48%		0.48%		0.48%	0.46%	0.50%	0.49%
Before waivers and fees paid indirectly (a)(f)	0.48%		0.48%		0.48%	0.46%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.36	%(l)	1.73	%(l)	2.04%	1.70%	2.18%	2.31%
After waivers and fees paid indirectly (a)(f)	2.36	%(l)	1.73	%(l)	2.04%	1.71%	2.19%	2.32%
Before waivers and fees paid indirectly (a)(f)	2.36	%(l)	1.73	%(l)	2.04%	1.71%	2.18%	2.31%
Portfolio turnover rate^	19%		19%		16%	17%	20%	25%
*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Amount is less than $500.00.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

1060

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	0.23%	2.99%	4.83%
Portfolio – Class IB Shares	0.23	2.93	4.74
Portfolio – Class K Shares**	0.48	N/A	6.16
MSCI AC World ex USA Growth (Net) Index	(1.25)	2.13	3.68

*   Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.23% for the year ended December 31, 2015. The Portfolio’s benchmark, the MSCI AC World ex USA Growth (Net) Index, returned (1.25)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection in the financial services sector contributed to performance relative to the benchmark. Within this sector, overweight positions in UBS AG (Switzerland) and KBC Groep (Belgium) contributed to relative results.

•

Stock selection in the special products & services sector also benefitted relative returns. The Portfolio’s position in management consulting firm Accenture, which is not a benchmark constituent, supported relative results as the stock outperformed the benchmark.

•

Other top relative contributors during the period included overweight positions in system services provider OBIC (Japan), tobacco company Japan Tobacco (Japan), bioscience company Chr. Hansen (Denmark), chemical company LG Chem (South Korea) and software company Dassault Systems (France). Holdings of betting and gaming company Paddy Power (Ireland) and food and drug store retailer Sundrug (Japan) also helped.

•

The Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance.

What hurt performance during the year:

•

Security selection in the industrial goods & services sector weighed on relative performance. An overweight position in construction supplies and fixtures company Weir Group (United Kingdom), and the Portfolio’s positions in engine maker Rolls-Royce Holdings (United Kingdom) and electricity distribution company Schneider Electric (France), hindered relative results.

•

Stock selection in the transportation sector also detracted from relative performance. An overweight position in railroad company Canadian National Railway (Canada) held back relative results as the stock underperformed the benchmark during the period.

•	Security selection in the Consumer Staples sector further detracted from relative performance. Here, an overweight position in Want Want China (China) hurt relative results.

•

Elsewhere, overweight positions in luxury goods retailer Burberry Group (United Kingdom), financial services company CrediCorp. (Peru), integrated circuits manufacturer MediaTek (Taiwan) and industrial gas supplier Linde (Germany), and not holding a position in Internet software service provider Tencent Holdings (China), weakened relative results.

1061

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Consumer Staples	$256,647,375	21.2%
Health Care	218,074,728	18.0
Information Technology	158,882,302	13.1
Financials	153,208,447	12.7
Industrials	147,358,716	12.2
Consumer Discretionary	139,717,499	11.5
Materials	89,869,790	7.4
Energy	28,552,018	2.4
Investment Company	8,686,773	0.7
Telecommunication Services	8,370,501	0.7
Cash and Other	1,424,377	0.1

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$949.43	$6.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.98	6.28
Class IB
Actual	1,000.00	948.17	6.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.98	6.28
Class K
Actual	1,000.00	950.49	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.24	5.01

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.23%, 1.23% and 0.98%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1062

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (1.2%)
Brambles Ltd.	1,270,577	$10,632,278
Oil Search Ltd.	808,000	3,955,864

		14,588,142

Brazil (0.5%)
Ambev S.A. (ADR)	1,266,965	5,650,664
M Dias Branco S.A.	23,030	385,879

		6,036,543

Canada (3.4%)
Canadian National Railway Co.	444,747	24,852,462
Loblaw Cos., Ltd.	200,927	9,488,018
Suncor Energy, Inc.	269,941	6,968,485

		41,308,965

China (1.3%)
Guangzhou Automobile Group Co., Ltd., Class H	6,041,294	5,348,357
Hengan International Group Co., Ltd.	489,000	4,587,862
Want Want China Holdings Ltd.	8,117,000	6,003,996

		15,940,215

Denmark (2.9%)
Carlsberg A/S, Class B	160,360	14,178,225
Chr Hansen Holding A/S	87,403	5,466,880
Novo Nordisk A/S, Class B	256,030	14,716,703

		34,361,808

France (15.1%)
Air Liquide S.A.	120,533	13,537,525
Danone S.A.	554,313	37,409,137
Dassault Systemes S.A.	152,382	12,191,877
Essilor International S.A.	87,735	10,936,694
Kering	61,002	10,398,026
Legrand S.A.	118,829	6,706,810
L’Oreal S.A.	115,121	19,368,031
LVMH Moet Hennessy Louis Vuitton SE	171,429	26,798,927
Pernod-Ricard S.A.	252,916	28,754,277
Schneider Electric SE	294,138	16,747,006

		182,848,310

Germany (8.9%)
Bayer AG (Registered)	212,630	26,676,839
Brenntag AG	304,795	15,907,954
Fresenius Medical Care AG & Co. KGaA	182,958	15,414,533
GEA Group AG	96,808	3,901,011
Linde AG	123,188	17,881,150
SAP SE	173,703	13,835,655
Symrise AG	216,501	14,361,909

		107,979,051

Hong Kong (2.7%)
AIA Group Ltd.	5,059,969	30,145,059
Dairy Farm International Holdings Ltd. (BATS Europe Exchange)	383,838	2,329,381

Dairy Farm International Holdings Ltd. (London Stock Exchange)	54,000	$321,300

		32,795,740

India (2.6%)
HDFC Bank Ltd.	1,172,668	23,480,058
ITC Ltd.	1,611,417	7,958,335

		31,438,393

Ireland (5.7%)
Accenture plc, Class A	344,618	36,012,581
Experian plc	444,113	7,847,695
Paddy Power plc	109,938	14,713,884
Shire plc	151,656	10,393,566

		68,967,726

Israel (1.3%)
NICE-Systems Ltd. (ADR)	270,719	15,517,613

Italy (0.9%)
Prysmian S.p.A.	508,772	11,128,811

Japan (7.6%)
AEON Financial Service Co., Ltd.	282,300	6,315,597
INPEX Corp.	1,034,300	10,207,117
Japan Tobacco, Inc.	353,100	12,964,823
Nippon Paint Holdings Co., Ltd.	179,400	4,339,525
Obic Co., Ltd.	232,000	12,298,667
SoftBank Group Corp.	166,100	8,370,501
Sundrug Co., Ltd.	197,400	12,695,618
Terumo Corp.	400,600	12,399,523
TOTO Ltd.	176,400	6,184,835
Unicharm Corp.	320,400	6,532,150

		92,308,356

Mexico (0.7%)
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,429,503	7,878,876

Netherlands (1.7%)
Akzo Nobel N.V.	221,035	14,763,705
QIAGEN N.V.*	196,131	5,306,284

		20,069,989

Peru (0.5%)
Credicorp Ltd.	62,022	6,035,981

Russia (0.4%)
Sberbank of Russia PJSC (ADR)	814,455	4,750,530

Singapore (1.0%)
DBS Group Holdings Ltd.	1,066,300	12,483,703

South Korea (1.1%)
LG Chem Ltd.*	31,434	8,681,868
NAVER Corp.*	8,747	4,871,284

		13,553,152

Spain (1.0%)
Amadeus IT Holding S.A., Class A	277,691	12,227,645

See Notes to Financial Statements.

1063

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sweden (1.6%)
Atlas Copco AB, Class A	215,834	$5,258,072
Telefonaktiebolaget LM Ericsson, Class B	1,488,137	14,415,142

		19,673,214

Switzerland (15.4%)
Julius Baer Group Ltd.*	242,096	11,606,979
Nestle S.A. (Registered)	596,405	44,207,722
Novartis AG (Registered)	403,461	34,486,472
Roche Holding AG	173,839	47,907,965
Schindler Holding AG	47,906	8,021,699
Sonova Holding AG (Registered)	56,953	7,229,972
UBS Group AG (Registered)	1,680,630	32,341,879

		185,802,688

Taiwan (3.1%)
MediaTek, Inc.	705,000	5,327,936
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,414,677	32,183,902

		37,511,838

United Kingdom (16.8%)
BG Group plc	511,716	7,420,552
Burberry Group plc	619,549	10,897,180
Compass Group plc	1,723,755	29,834,410
Croda International plc	243,140	10,837,228
Diageo plc	715,612	19,515,089
HSBC Holdings plc	2,302,469	18,169,785
Intertek Group plc	326,157	13,338,796
Reckitt Benckiser Group plc	263,956	24,296,868
Rolls-Royce Holdings plc*	1,149,895	9,733,250
Smith & Nephew plc	608,805	10,775,701
Weir Group plc	482,563	7,098,037
Whitbread plc	255,679	16,523,078
WPP plc	1,094,967	25,203,637

		203,643,611

United States (1.8%)
Mettler-Toledo International, Inc.*	64,372	21,830,476

Total Common Stocks (99.2%) (Cost $991,707,684)		1,200,681,376

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,686,773	$8,686,773

Total Short-Term Investment (0.7%) (Cost $8,686,773)		8,686,773

Total Investments (99.9%) (Cost $1,000,394,457)		1,209,368,149
Other Assets Less Liabilities (0.1%)		1,424,377

Net Assets (100%)		$1,210,792,526

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Consumer Staples	$256,647,375	21.2%
Health Care	218,074,728	18.0
Information Technology	158,882,302	13.1
Financials	153,208,447	12.7
Industrials	147,358,716	12.2
Consumer Discretionary	139,717,499	11.5
Materials	89,869,790	7.4
Energy	28,552,018	2.4
Investment Company	8,686,773	0.7
Telecommunication Services	8,370,501	0.7
Cash and Other	1,424,377	0.1

		100.0%

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/4/16	Credit Suisse	10,818	$89,890	$90,007	$(117)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	BNP Paribas	15,967	132,585	132,842	(257)
Japanese Yen vs. U.S. Dollar, expiring 1/6/16	Morgan Stanley	7,664	63,566	63,765	(199)

					$(573)

See Notes to Financial Statements.

1064

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$139,717,499	$—	$139,717,499
Consumer Staples	15,459,982	241,187,393	—	256,647,375
Energy	6,968,485	21,583,533	—	28,552,018
Financials	13,914,857	139,293,590	—	153,208,447
Health Care	21,830,476	196,244,252	—	218,074,728
Industrials	24,852,462	122,506,254	—	147,358,716
Information Technology	83,714,096	75,168,206	—	158,882,302
Materials	—	89,869,790	—	89,869,790
Telecommunication Services	—	8,370,501	—	8,370,501
Short-Term Investments	8,686,773	—	—	8,686,773

Total Assets	$175,427,131	$1,033,941,018	$—	$1,209,368,149

Liabilities:
Forward Currency Contracts	$—	$(573)	$—	$(573)

Total Liabilities	$—	$(573)	$—	$(573)

Total	$175,427,131	$1,033,940,445	$—	$1,209,367,576

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Fair Values of Derivative Instruments as of December 31, 2015:

	Statements of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(573)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Currency Contracts	Total
Foreign exchange contracts	$672,162	$672,162

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Currency Contracts	Total
Foreign exchange contracts	$(573)	$(573)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $566,000 for three months during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	—	—	—	—

Total	$—	$—	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	257	—	—	257
Credit Suisse	117	—	—	117
Morgan Stanley	199	—	—	199

Total	$573	$—	$—	$573

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$361,681,861
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$320,223,423

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$272,052,935
Aggregate gross unrealized depreciation	(67,960,406)

Net unrealized appreciation	$204,092,529

Federal income tax cost of investments	$1,005,275,620

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,000,394,457)	$1,209,368,149
Cash	102,439
Foreign cash (Cost $1)	1
Dividends, interest and other receivables	2,565,833
Receivable for securities sold	437,480
Receivable from Separate Accounts for Trust shares sold	123,526
Other assets	3,808

Total assets	1,212,601,236

LIABILITIES
Investment management fees payable	869,700
Payable to Separate Accounts for Trust shares redeemed	709,124
Administrative fees payable	104,456
Distribution fees payable – Class IB	38,268
Distribution fees payable – Class IA	5,203
Unrealized depreciation on forward foreign currency contracts	573
Trustees’ fees payable	240
Accrued expenses	81,146

Total liabilities	1,808,710

NET ASSETS	$1,210,792,526

Net assets were comprised of:
Paid in capital	$1,004,592,228
Accumulated undistributed net investment income (loss)	(43,320)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(2,549,389)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	208,793,007

Net assets	$1,210,792,526

Class IA
Net asset value, offering and redemption price per share, $24,378,974 / 3,738,631 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.52

Class IB
Net asset value, offering and redemption price per share, $179,695,459 / 27,507,938 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.53

Class K
Net asset value, offering and redemption price per share, $1,006,718,093 / 154,411,456 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $2,394,312 foreign withholding tax)	$22,615,512
Interest	8,652

Total income	22,624,164

EXPENSES
Investment management fees	10,189,399
Administrative fees	1,221,617
Distribution fees – Class IB	461,310
Custodian fees	255,000
Professional fees	96,937
Distribution fees – Class IA	60,008
Printing and mailing expenses	51,584
Trustees’ fees	24,479
Miscellaneous	25,404

Total expenses	12,385,738

NET INVESTMENT INCOME (LOSS)	10,238,426

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	35,223,199
Foreign currency transactions	(259,341)

Net realized gain (loss)	34,963,858

Change in unrealized appreciation (depreciation) on:
Investments	(39,733,111)
Foreign currency translations	(32,863)

Net change in unrealized appreciation (depreciation)	(39,765,974)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,802,116)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,436,310

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,238,426	$17,328,300
Net realized gain (loss) on investments and foreign currency transactions	34,963,858	26,808,538
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(39,765,974)	(103,670,354)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,436,310	(59,533,516)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(211,398)	(203,921)
Class IB	(1,566,668)	(1,745,742)
Class K	(11,180,238)	(12,219,429)

	(12,958,304)	(14,169,092)

Distributions from net realized capital gains
Class IA	(312,731)	(850,092)
Class IB	(2,300,269)	(7,305,119)
Class K	(12,886,943)	(40,713,483)

	(15,499,943)	(48,868,694)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,458,247)	(63,037,786)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,213,409 and 864,017 shares, respectively ]	8,471,027	6,257,952
Capital shares issued in reinvestment of dividends and distributions [ 81,231 and 155,912 shares, respectively ]	524,129	1,054,013
Capital shares repurchased [ (657,313) and (414,027) shares, respectively ]	(4,442,832)	(3,002,615)

Total Class IA transactions	4,552,324	4,309,350

Class IB
Capital shares sold [ 3,473,186 and 3,090,517 shares, respectively ]	23,931,067	22,395,380
Capital shares issued in reinvestment of dividends and distributions [ 598,211 and 1,335,859 shares, respectively ]	3,866,937	9,050,861
Capital shares repurchased [ (3,000,916) and (2,977,342) shares, respectively ]	(20,748,636)	(21,645,482)

Total Class IB transactions	7,049,368	9,800,759

Class K
Capital shares sold [ 18,546,722 and 7,792,126 shares, respectively ]	125,873,071	55,808,075
Capital shares issued in reinvestment of dividends and distributions [ 3,730,533 and 7,829,816 shares, respectively ]	24,067,181	52,932,912
Capital shares repurchased [ (14,926,079) and (17,245,457) shares, respectively ]	(102,794,466)	(125,102,918)

Total Class K transactions	47,145,786	(16,361,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	58,747,478	(2,251,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,725,541	(124,823,124)
NET ASSETS:
Beginning of year	1,175,066,985	1,299,890,109

End of year (a)	$1,210,792,526	$1,175,066,985

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(43,320)	$2,934,183

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.65	$7.38	$6.62	$5.58	$6.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.08	0.04	0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)	(0.45)	0.85	1.01	(0.78)

Total from investment operations	0.02	(0.37)	0.89	1.10	(0.68)

Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.06)	(0.06)
Distributions from net realized gains	(0.09)	(0.29)	(0.07)	—	(0.17)

Total dividends and distributions	(0.15)	(0.36)	(0.13)	(0.06)	(0.23)

Net asset value, end of year	$6.52	$6.65	$7.38	$6.62	$5.58

Total return	0.23%	(5.09)%	13.64%	19.74%	(10.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$24,379	$20,631	$18,409	$10,173	$33,658
Ratio of expenses to average net assets (f)	1.23%	1.23%	1.24%	1.23%	1.00%
Ratio of net investment income (loss) to average net assets (f)	0.63%	1.16%	0.63%	1.43%	1.47%
Portfolio turnover rate^	27%	22%	31%	36%	48%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.66	$7.39	$6.63	$5.59	$6.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.09	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)	(0.46)	0.81	1.03	(0.76)

Total from investment operations	0.02	(0.37)	0.89	1.10	(0.70)

Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(0.09)	(0.29)	(0.07)	—	(0.17)

Total dividends and distributions	(0.15)	(0.36)	(0.13)	(0.06)	(0.21)

Net asset value, end of year	$6.53	$6.66	$7.39	$6.63	$5.59

Total return	0.23%	(5.08)%	13.62%	19.71%	(10.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$179,695	$176,193	$184,658	$561,103	$458,951
Ratio of expenses to average net assets (f)	1.23%	1.23%	1.24%	1.23%	1.25%
Ratio of net investment income (loss) to average net assets (f)	0.65%	1.18%	1.21%	1.11%	0.93%
Portfolio turnover rate^	27%	22%	31%	36%	48%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$6.65	$7.38	$6.62	$5.58	$5.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.07	0.08	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.03)	(0.45)	0.84	1.04	(0.06)

Total from investment operations	0.03	(0.35)	0.91	1.12	(0.06)

Less distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.08)	(0.08)	(0.05)
Distributions from net realized gains	(0.09)	(0.29)	(0.07)	—	(0.13)

Total dividends and distributions	(0.16)	(0.38)	(0.15)	(0.08)	(0.18)

Net asset value, end of period	$6.52	$6.65	$7.38	$6.62	$5.58

Total return (b)	0.48%	(4.84)%	13.92%	20.05%	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,006,718	$978,242	$1,096,824	$987,023	$635,760
Ratio of expenses to average net assets (a)(f)	0.98%	0.98%	0.99%	0.98%	1.00	%(c)
Ratio of net investment income (loss) to average net assets (a)(f)	0.89%	1.43%	0.97%	1.29%	0.29%
Portfolio turnover rate^	27%	22%	31%	36%	48%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.81)%	9.98%	5.48%
Portfolio – Class IB Shares	(2.86)	9.90	5.32
Portfolio – Class K Shares*	(2.56)	N/A	14.47
S&P MidCap 400 Index	(2.18)	10.68	8.18
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.86)% for the year ended December 31, 2015. The Portfolio’s benchmark, the S&P MidCap 400 Index, returned (2.18)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	During the one-year period, four out of ten sectors contributed positively to the Portfolio’s returns.

•	Securities that helped performance for the one-year period included Acuity Brands, Inc., Extra Space Storage Inc., Salix Pharmaceuticals, Ltd., Skyworks Solutions, Inc. and Global Payments Inc.

What hurt performance during the year:

•

Securities that hurt performance for the one-year period included SunEdison, Inc., Polaris Industries Inc., Community Health Systems, Inc., United States Steel Corporation and Apollo Education Group, Inc.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	26.4%
Information Technology	16.3
Industrials	14.8
Consumer Discretionary	12.5
Health Care	9.6
Materials	6.3
Utilities	4.9
Consumer Staples	3.5
Energy	2.9
Investment Company	2.2
Telecommunication Services	0.2
Cash and Other	0.4

100.0%

1072

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$935.77	$3.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.65
Class IB
Actual	1,000.00	935.49	3.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.65
Class K
Actual	1,000.00	936.83	2.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.38

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.5%)
Auto Components (0.4%)
Dana Holding Corp.	161,300	$2,225,940
Gentex Corp.	298,392	4,777,256

		7,003,196

Automobiles (0.2%)
Thor Industries, Inc.	45,830	2,573,355

Distributors (0.6%)
LKQ Corp.*	313,922	9,301,509

Diversified Consumer Services (0.7%)
DeVry Education Group, Inc.	59,215	1,498,731
Graham Holdings Co., Class B	4,500	2,182,365
Service Corp. International	202,838	5,277,845
Sotheby’s, Inc.	63,158	1,626,950

		10,585,891

Hotels, Restaurants & Leisure (2.1%)
Brinker International, Inc.	60,435	2,897,858
Buffalo Wild Wings, Inc.*	19,400	3,097,210
Cheesecake Factory, Inc.	46,063	2,123,965
Cracker Barrel Old Country Store, Inc.	24,500	3,107,335
Domino’s Pizza, Inc.	55,554	6,180,382
Dunkin’ Brands Group, Inc.	97,600	4,156,784
International Speedway Corp., Class A	26,281	886,195
Jack in the Box, Inc.	36,800	2,822,928
Panera Bread Co., Class A*	24,860	4,842,231
Wendy’s Co.	218,471	2,352,933

		32,467,821

Household Durables (2.5%)
CalAtlantic Group, Inc.	76,600	2,904,672
Jarden Corp.*	211,050	12,055,176
KB Home	93,870	1,157,417
M.D.C. Holdings, Inc.	39,997	1,021,123
NVR, Inc.*	3,834	6,299,262
Tempur Sealy International, Inc.*	64,210	4,524,237
Toll Brothers, Inc.*	166,953	5,559,535
TRI Pointe Group, Inc.*	145,400	1,842,218
Tupperware Brands Corp.	50,955	2,835,646

		38,199,286

Internet & Catalog Retail (0.1%)
HSN, Inc.	33,126	1,678,494

Leisure Products (0.8%)
Brunswick Corp.	92,870	4,690,863
Polaris Industries, Inc.	62,546	5,375,829
Vista Outdoor, Inc.*	64,902	2,888,788

		12,955,480

Media (1.5%)
AMC Networks, Inc., Class A*	62,165	4,642,482
Cable One, Inc.	4,600	1,994,836
Cinemark Holdings, Inc.	106,404	3,557,086
DreamWorks Animation SKG, Inc., Class A*	70,836	1,825,444

John Wiley & Sons, Inc., Class A	50,440	$2,271,313
Live Nation Entertainment, Inc.*	147,700	3,628,989
Meredith Corp.	37,700	1,630,525
New York Times Co., Class A	126,378	1,695,993
Time, Inc.	111,500	1,747,205

		22,993,873

Multiline Retail (0.2%)
Big Lots, Inc.	52,201	2,011,826
J.C. Penney Co., Inc.*	313,154	2,085,606

		4,097,432

Specialty Retail (2.6%)
Aaron’s, Inc.	66,686	1,493,099
Abercrombie & Fitch Co., Class A	70,600	1,906,200
American Eagle Outfitters, Inc.	185,409	2,873,839
Ascena Retail Group, Inc.*	174,908	1,722,844
Cabela’s, Inc.*	51,086	2,387,249
Chico’s FAS, Inc.	138,673	1,479,641
CST Brands, Inc.	76,087	2,978,045
Dick’s Sporting Goods, Inc.	95,586	3,378,965
Foot Locker, Inc.	141,395	9,203,401
Guess?, Inc.	66,691	1,259,126
Murphy USA, Inc.*	41,100	2,496,414
Office Depot, Inc.*	502,700	2,835,228
Rent-A-Center, Inc.	54,974	822,961
Williams-Sonoma, Inc.	85,892	5,016,952

		39,853,964

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	53,330	4,747,970
Deckers Outdoor Corp.*	33,800	1,595,360
Kate Spade & Co.*	130,400	2,317,208
Skechers USA, Inc., Class A*	134,100	4,051,161

		12,711,699

Total Consumer Discretionary		194,422,000

Consumer Staples (3.5%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	9,900	1,998,909

Food & Staples Retailing (0.6%)
Casey’s General Stores, Inc.	39,500	4,757,775
SUPERVALU, Inc.*	270,299	1,832,627
United Natural Foods, Inc.*	51,234	2,016,571

		8,606,973

Food Products (2.2%)
Dean Foods Co.	97,550	1,672,982
Flowers Foods, Inc.	188,646	4,054,003
Hain Celestial Group, Inc.*	104,900	4,236,911
Ingredion, Inc.	73,543	7,048,361
Lancaster Colony Corp.	20,088	2,319,360
Post Holdings, Inc.*	64,108	3,955,464
Tootsie Roll Industries, Inc.	17,203	543,443
TreeHouse Foods, Inc.*	43,700	3,428,702
WhiteWave Foods Co.*	179,295	6,976,368

		34,235,594

See Notes to Financial Statements.

1074

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Household Products (0.2%)
Energizer Holdings, Inc.	64,188	$2,186,243

Personal Products (0.4%)
Avon Products, Inc.	441,400	1,787,670
Edgewell Personal Care Co.	61,188	4,795,304

		6,582,974

Total Consumer Staples		53,610,693

Energy (2.9%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.	56,896	582,046
Dril-Quip, Inc.*	39,885	2,362,389
Nabors Industries Ltd.	294,800	2,508,748
Noble Corp. plc	249,000	2,626,950
Oceaneering International, Inc.	100,096	3,755,602
Oil States International, Inc.*	52,533	1,431,524
Patterson-UTI Energy, Inc.	149,899	2,260,477
Rowan Cos., plc, Class A	126,900	2,150,955
Superior Energy Services, Inc.	155,916	2,100,189

		19,778,880

Oil, Gas & Consumable Fuels (1.6%)
California Resources Corp.	317,300	739,309
Denbury Resources, Inc.	359,300	725,786
Energen Corp.	79,880	3,274,281
Gulfport Energy Corp.*	108,700	2,670,759
HollyFrontier Corp.	186,352	7,433,581
QEP Resources, Inc.	161,400	2,162,760
SM Energy Co.	68,489	1,346,494
Western Refining, Inc.	72,600	2,586,012
World Fuel Services Corp.	73,800	2,838,348
WPX Energy, Inc.*	235,600	1,352,344

		25,129,674

Total Energy		44,908,554

Financials (26.4%)
Banks (5.4%)
Associated Banc-Corp	153,979	2,887,106
BancorpSouth, Inc.	87,589	2,101,260
Bank of Hawaii Corp.	44,478	2,797,666
Bank of the Ozarks, Inc.	82,900	4,100,234
Cathay General Bancorp	75,847	2,376,287
Commerce Bancshares, Inc./Missouri	85,975	3,657,376
Cullen/Frost Bankers, Inc.	56,246	3,374,760
East West Bancorp, Inc.	148,150	6,157,114
First Horizon National Corp.	247,200	3,589,344
First Niagara Financial Group, Inc.	360,474	3,911,143
FirstMerit Corp.	167,523	3,124,304
Fulton Financial Corp.	178,837	2,326,669
Hancock Holding Co.	78,959	1,987,398
International Bancshares Corp.	55,652	1,430,256
PacWest Bancorp	114,950	4,954,345
Prosperity Bancshares, Inc.	67,139	3,213,273
Signature Bank/New York*	51,700	7,929,229
SVB Financial Group*	53,014	6,303,365
Synovus Financial Corp.	133,200	4,313,016
TCF Financial Corp.	170,516	2,407,686

Trustmark Corp.	69,963	$1,611,948
Umpqua Holdings Corp.	225,400	3,583,860
Valley National Bancorp	237,500	2,339,375
Webster Financial Corp.	92,772	3,450,191

		83,927,205

Capital Markets (2.0%)
Eaton Vance Corp.	119,475	3,874,574
Federated Investors, Inc., Class B	96,575	2,766,874
Janus Capital Group, Inc.	150,634	2,122,433
Raymond James Financial, Inc.	129,444	7,503,869
SEI Investments Co.	140,780	7,376,872
Stifel Financial Corp.*	70,900	3,003,324
Waddell & Reed Financial, Inc., Class A	85,251	2,443,293
WisdomTree Investments, Inc.	119,500	1,873,760

		30,964,999

Consumer Finance (0.2%)
SLM Corp.*	430,800	2,808,816

Diversified Financial Services (1.5%)
CBOE Holdings, Inc.	83,545	5,422,071
FactSet Research Systems, Inc.	42,220	6,863,705
MarketAxess Holdings, Inc.	37,900	4,229,261
MSCI, Inc.	94,163	6,791,977

		23,307,014

Insurance (5.4%)
Alleghany Corp.*	15,837	7,568,977
American Financial Group, Inc./Ohio	73,289	5,282,671
Arthur J. Gallagher & Co.	179,986	7,368,627
Aspen Insurance Holdings Ltd.	62,205	3,004,501
Brown & Brown, Inc.	120,741	3,875,786
CNO Financial Group, Inc.	194,000	3,703,460
Endurance Specialty Holdings Ltd.	63,200	4,044,168
Everest Reinsurance Group Ltd.	43,920	8,041,313
First American Financial Corp.	110,655	3,972,514
Genworth Financial, Inc., Class A*	506,000	1,887,380
Hanover Insurance Group, Inc.	44,714	3,637,037
Kemper Corp.	49,395	1,839,964
Mercury General Corp.	37,536	1,748,052
Old Republic International Corp.	250,687	4,670,299
Primerica, Inc.	49,800	2,352,054
Reinsurance Group of America, Inc.	67,867	5,806,022
RenaissanceReinsurance Holdings Ltd.	44,700	5,059,593
StanCorp Financial Group, Inc.	43,282	4,928,954
W. R. Berkley Corp.	101,601	5,562,655

		84,354,027

Real Estate Investment Trusts (REITs) (10.6%)
Alexandria Real Estate Equities, Inc. (REIT)	73,721	6,661,430
American Campus Communities, Inc. (REIT)	114,766	4,744,426

See Notes to Financial Statements.

1075

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares		Value (Note 1)

BioMed Realty Trust, Inc. (REIT)	206,200		$4,884,878
Camden Property Trust (REIT)	89,311		6,855,512
Care Capital Properties, Inc. (REIT)	85,300		2,607,621
Communications Sales & Leasing, Inc. (REIT)	122,360		2,286,908
Corporate Office Properties Trust (REIT)	95,802		2,091,358
Corrections Corp. of America (REIT)	119,431		3,163,727
Douglas Emmett, Inc. (REIT)	143,800		4,483,684
Duke Realty Corp. (REIT)	355,038		7,462,899
Equity One, Inc. (REIT)	75,339		2,045,454
Extra Space Storage, Inc. (REIT)	126,764		11,181,852
Federal Realty Investment Trust (REIT)	71,315		10,419,122
Highwoods Properties, Inc. (REIT)	98,366		4,288,758
Hospitality Properties Trust (REIT)	153,198		4,006,128
Kilroy Realty Corp. (REIT)	94,090		5,954,015
Lamar Advertising Co. (REIT), Class A	84,511		5,068,970
LaSalle Hotel Properties (REIT)	115,500		2,905,980
Liberty Property Trust (REIT)	152,929		4,748,445
Mack-Cali Realty Corp. (REIT)	90,948		2,123,636
Mid-America Apartment Communities, Inc. (REIT)	77,500		7,037,775
National Retail Properties, Inc. (REIT)	140,240		5,616,612
Omega Healthcare Investors, Inc. (REIT)	167,650		5,864,397
Post Properties, Inc. (REIT)	55,500		3,283,380
Potlatch Corp. (REIT)	42,048		1,271,532
Rayonier, Inc. (REIT)	126,385		2,805,747
Regency Centers Corp. (REIT)	95,769		6,523,784
Senior Housing Properties Trust (REIT)	241,375		3,582,005
Sovran Self Storage, Inc. (REIT)	37,300		4,002,663
Tanger Factory Outlet Centers, Inc. (REIT)	96,900		3,168,630
Taubman Centers, Inc. (REIT)	61,479		4,716,669
UDR, Inc. (REIT)	269,209		10,114,182
Urban Edge Properties (REIT)	94,400		2,213,680
Weingarten Realty Investors (REIT)	115,357		3,989,045
WP Glimcher, Inc. (REIT)	187,989		1,994,563

			164,169,467

Real Estate Management & Development (0.6%)
Alexander & Baldwin, Inc.	46,411		1,638,772
Jones Lang LaSalle, Inc.	46,281		7,398,481
RMR Group, Inc., Class A*	—	@	5

			9,037,258

Thrifts & Mortgage Finance (0.7%)
New York Community Bancorp, Inc.	493,806		8,058,914

Washington Federal, Inc.	96,133		$2,290,849

			10,349,763

Total Financials			408,918,549

Health Care (9.6%)
Biotechnology (0.5%)
United Therapeutics Corp.*	46,884		7,342,503

Health Care Equipment & Supplies (4.2%)
Align Technology, Inc.*	74,400		4,899,240
Cooper Cos., Inc.	50,000		6,710,000
Halyard Health, Inc.*	47,500		1,586,975
Hill-Rom Holdings, Inc.	58,009		2,787,912
Hologic, Inc.*	252,831		9,782,031
IDEXX Laboratories, Inc.*	93,836		6,842,521
LivaNova plc*	43,000		2,552,910
ResMed, Inc.	142,298		7,639,980
Sirona Dental Systems, Inc.*	57,570		6,307,945
STERIS plc	87,420		6,586,223
Teleflex, Inc.	42,157		5,541,538
West Pharmaceutical Services, Inc.	72,900		4,390,038

			65,627,313

Health Care Providers & Services (2.8%)
Amsurg Corp.*	54,900		4,172,400
Centene Corp.*	122,600		8,068,306
Community Health Systems, Inc.*	120,702		3,202,224
Health Net, Inc.*	78,893		5,401,015
LifePoint Health, Inc.*	45,339		3,327,882
MEDNAX, Inc.*	96,744		6,932,675
Molina Healthcare, Inc.*	41,400		2,489,382
Owens & Minor, Inc.	64,998		2,338,628
VCA, Inc.*	81,989		4,509,395
WellCare Health Plans, Inc.*	44,908		3,512,255

			43,954,162

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	192,800		2,965,264

Life Sciences Tools & Services (1.5%)
Bio-Rad Laboratories, Inc., Class A*	20,884		2,895,775
Bio-Techne Corp.	37,941		3,414,690
Charles River Laboratories International, Inc.*	47,150		3,790,389
Mettler-Toledo International, Inc.*	28,122		9,537,014
PAREXEL International Corp.*	56,500		3,848,780

			23,486,648

Pharmaceuticals (0.4%)
Akorn, Inc.*	80,500		3,003,455
Catalent, Inc.*	101,100		2,530,533

			5,533,988

Total Health Care			148,909,878

See Notes to Financial Statements.

1076

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Industrials (14.8%)
Aerospace & Defense (1.7%)
B/E Aerospace, Inc.	107,800	$4,567,486
Esterline Technologies Corp.*	31,661	2,564,541
Huntington Ingalls Industries, Inc.	48,400	6,139,540
KLX, Inc.*	54,150	1,667,278
Orbital ATK, Inc.	59,621	5,326,540
Teledyne Technologies, Inc.*	36,000	3,193,200
Triumph Group, Inc.	50,201	1,995,490

		25,454,075

Airlines (1.1%)
Alaska Air Group, Inc.	128,840	10,372,909
JetBlue Airways Corp.*	323,956	7,337,603

		17,710,512

Building Products (1.3%)
A.O. Smith Corp.	77,100	5,906,631
Fortune Brands Home & Security, Inc.	164,091	9,107,050
Lennox International, Inc.	40,864	5,103,914

		20,117,595

Commercial Services & Supplies (1.7%)
Clean Harbors, Inc.*	54,616	2,274,757
Copart, Inc.*	111,618	4,242,600
Deluxe Corp.	50,445	2,751,270
Herman Miller, Inc.	60,966	1,749,724
HNI Corp.	44,748	1,613,613
MSA Safety, Inc.	32,277	1,403,081
R.R. Donnelley & Sons Co.	212,521	3,128,309
Rollins, Inc.	94,530	2,448,327
Waste Connections, Inc.	124,872	7,032,791

		26,644,472

Construction & Engineering (0.6%)
AECOM*	154,001	4,624,650
Granite Construction, Inc.	40,993	1,759,010
KBR, Inc.	144,761	2,449,356

		8,833,016

Electrical Equipment (1.2%)
Acuity Brands, Inc.	44,990	10,518,662
Hubbell, Inc.	56,007	5,658,947
Regal Beloit Corp.	45,329	2,652,653

		18,830,262

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	66,934	5,936,377

Machinery (4.1%)
AGCO Corp.	76,498	3,472,244
CLARCOR, Inc.	50,648	2,516,193
Crane Co.	50,110	2,397,262
Donaldson Co., Inc.	128,099	3,671,317
Graco, Inc.	58,875	4,243,121
IDEX Corp.	78,398	6,006,071
ITT Corp.	90,280	3,278,970
Joy Global, Inc.	99,100	1,249,651
Kennametal, Inc.	80,660	1,548,672
Lincoln Electric Holdings, Inc.	69,441	3,603,294
Nordson Corp.	57,283	3,674,704

Oshkosh Corp.	76,221	$2,975,668
Terex Corp.	108,152	1,998,649
Timken Co.	73,675	2,106,368
Toro Co.	55,800	4,077,306
Trinity Industries, Inc.	157,092	3,773,350
Valmont Industries, Inc.	23,737	2,516,597
Wabtec Corp.	99,206	7,055,531
Woodward, Inc.	58,685	2,914,297

		63,079,265

Marine (0.2%)
Kirby Corp.*	55,077	2,898,152

Professional Services (1.2%)
CEB, Inc.	34,388	2,111,079
FTI Consulting, Inc.*	42,157	1,461,162
ManpowerGroup, Inc.	75,016	6,323,099
Towers Watson & Co., Class A	71,323	9,162,152

		19,057,492

Road & Rail (0.7%)
Genesee & Wyoming, Inc., Class A*	57,947	3,111,174
Landstar System, Inc.	43,867	2,572,800
Old Dominion Freight Line, Inc.*	71,400	4,217,598
Werner Enterprises, Inc.	45,526	1,064,853

		10,966,425

Trading Companies & Distributors (0.6%)
GATX Corp.	43,316	1,843,096
MSC Industrial Direct Co., Inc., Class A	49,354	2,777,149
NOW, Inc.*	109,200	1,727,544
Watsco, Inc.	26,223	3,071,500

		9,419,289

Total Industrials		228,946,932

Information Technology (16.3%)
Communications Equipment (1.0%)
ARRIS Group, Inc.*	148,900	4,551,873
Ciena Corp.*	129,283	2,674,865
InterDigital, Inc.	36,236	1,777,014
NetScout Systems, Inc.*	102,800	3,155,960
Plantronics, Inc.	35,670	1,691,471
Polycom, Inc.*	133,285	1,678,058

		15,529,241

Electronic Equipment, Instruments & Components (3.7%)
Arrow Electronics, Inc.*	96,355	5,220,514
Avnet, Inc.	136,162	5,833,180
Belden, Inc.	43,500	2,074,080
Cognex Corp.	88,100	2,975,137
FEI Co.	42,500	3,391,075
Ingram Micro, Inc., Class A	160,579	4,878,390
IPG Photonics Corp.*	37,600	3,352,416
Jabil Circuit, Inc.	197,600	4,602,104
Keysight Technologies, Inc.*	173,100	4,903,923
Knowles Corp.*	88,200	1,175,706
National Instruments Corp.	102,929	2,953,033
SYNNEX Corp.	29,400	2,643,942
Tech Data Corp.*	35,507	2,356,955

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Trimble Navigation Ltd.*	259,370	$5,563,486
Vishay Intertechnology, Inc.	136,320	1,642,656
Zebra Technologies Corp., Class A*	53,808	3,747,727

		57,314,324

Internet Software & Services (0.5%)
j2 Global, Inc.	47,600	3,918,432
Rackspace Hosting, Inc.*	115,314	2,919,751

		6,838,183

IT Services (4.0%)
Acxiom Corp.*	78,671	1,645,797
Broadridge Financial Solutions, Inc.	120,688	6,484,566
Computer Sciences Corp.	140,500	4,591,540
Convergys Corp.	100,864	2,510,505
CoreLogic, Inc.*	89,703	3,037,344
DST Systems, Inc.	34,378	3,921,155
Gartner, Inc.*	85,189	7,726,642
Global Payments, Inc.	133,486	8,611,182
Jack Henry & Associates, Inc.	82,607	6,448,302
Leidos Holdings, Inc.	66,250	3,727,225
MAXIMUS, Inc.	67,400	3,791,250
NeuStar, Inc., Class A*	54,095	1,296,657
Science Applications International Corp.	42,728	1,956,088
VeriFone Systems, Inc.*	115,762	3,243,651
WEX, Inc.*	39,687	3,508,331

		62,500,235

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Micro Devices, Inc.*	666,000	1,911,420
Atmel Corp.	425,673	3,665,044
Cree, Inc.*	105,352	2,809,738
Cypress Semiconductor Corp.*	335,900	3,295,179
Fairchild Semiconductor International, Inc.*	115,724	2,396,644
Integrated Device Technology, Inc.*	149,341	3,935,135
Intersil Corp., Class A	132,942	1,696,340
Silicon Laboratories, Inc.*	39,950	1,939,173
SunEdison, Inc.*	321,464	1,636,252
Synaptics, Inc.*	36,700	2,948,478
Teradyne, Inc.	212,800	4,398,576

		30,631,979

Software (4.6%)
ACI Worldwide, Inc.*	118,540	2,536,756
ANSYS, Inc.*	91,123	8,428,877
Cadence Design Systems, Inc.*	303,080	6,307,095
CDK Global, Inc.	162,300	7,704,381
CommVault Systems, Inc.*	43,140	1,697,559
Fair Isaac Corp.	31,284	2,946,327
Fortinet, Inc.*	150,880	4,702,930
Manhattan Associates, Inc.*	74,800	4,949,516
Mentor Graphics Corp.	100,186	1,845,426
PTC, Inc.*	118,147	4,091,431
SolarWinds, Inc.*	62,900	3,704,810
Solera Holdings, Inc.	69,384	3,804,325
Synopsys, Inc.*	158,759	7,240,998

Tyler Technologies, Inc.*	33,400	$5,822,288
Ultimate Software Group, Inc.*	29,500	5,767,545

		71,550,264

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp.*	107,320	932,611
Diebold, Inc.	65,963	1,984,827
Lexmark International, Inc., Class A	62,394	2,024,685
NCR Corp.*	125,730	3,075,356

		8,017,479

Total Information Technology		252,381,705

Materials (6.3%)
Chemicals (3.0%)
Albemarle Corp.	113,845	6,376,458
Ashland, Inc.	64,980	6,673,446
Cabot Corp.	63,245	2,585,456
Chermours Co.	186,000	996,960
Minerals Technologies, Inc.	35,389	1,622,940
NewMarket Corp.	10,518	4,004,518
Olin Corp.	168,182	2,902,821
PolyOne Corp.	90,800	2,883,808
RPM International, Inc.	136,932	6,033,224
Scotts Miracle-Gro Co., Class A	47,065	3,036,163
Sensient Technologies Corp.	46,802	2,940,102
Valspar Corp.	75,475	6,260,651

		46,316,547

Construction Materials (0.2%)
Eagle Materials, Inc.	51,454	3,109,365

Containers & Packaging (1.5%)
AptarGroup, Inc.	63,880	4,640,882
Bemis Co., Inc.	99,500	4,446,655
Greif, Inc., Class A	26,190	806,914
Packaging Corp. of America	99,729	6,287,914
Silgan Holdings, Inc.	40,571	2,179,474
Sonoco Products Co.	103,012	4,210,100

		22,571,939

Metals & Mining (1.3%)
Allegheny Technologies, Inc.	111,800	1,257,750
Carpenter Technology Corp.	51,096	1,546,676
Commercial Metals Co.	119,563	1,636,818
Compass Minerals International, Inc.	34,469	2,594,482
Reliance Steel & Aluminum Co.	74,231	4,298,717
Royal Gold, Inc.	66,705	2,432,731
Steel Dynamics, Inc.	248,123	4,433,958
United States Steel Corp.	146,900	1,172,262
Worthington Industries, Inc.	48,510	1,462,091

		20,835,485

Paper & Forest Products (0.3%)
Domtar Corp.	62,930	2,325,263
Louisiana-Pacific Corp.*	146,566	2,639,654

		4,964,917

Total Materials		97,798,253

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	96,185	$2,490,230

Total Telecommunication Services		2,490,230

Utilities (4.9%)
Electric Utilities (1.8%)
Cleco Corp.	62,018	3,237,960
Great Plains Energy, Inc.	157,611	4,304,356
Hawaiian Electric Industries, Inc.	108,563	3,142,899
IDACORP, Inc.	51,509	3,502,612
OGE Energy Corp.	204,049	5,364,448
PNM Resources, Inc.	82,015	2,507,198
Westar Energy, Inc.	145,482	6,169,892

		28,229,365

Gas Utilities (1.6%)
Atmos Energy Corp.	103,456	6,521,866
National Fuel Gas Co.	85,670	3,662,393
ONE Gas, Inc.	52,300	2,623,891
Questar Corp.	179,530	3,497,244
UGI Corp.	175,255	5,916,609
WGL Holdings, Inc.	51,120	3,220,049

		25,442,052

Independent Power and Renewable Electricity Producers (0.0%)
Talen Energy Corp.*	65,600	408,688

Multi-Utilities (1.1%)
Alliant Energy Corp.	115,633	7,221,281
Black Hills Corp.	52,162	2,421,882
MDU Resources Group, Inc.	198,961	3,644,965
Vectren Corp.	84,642	3,590,514

		16,878,642

Water Utilities (0.4%)
Aqua America, Inc.	180,830	5,388,734

Total Utilities		76,347,481

Total Common Stocks (97.4%) (Cost $969,898,587)		$1,508,734,275

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
0.12%, 3/10/16#(p)	$1,815,000	1,814,593
0.10%, 3/17/16#(p)	300,000	299,938

Total Government Securities		2,114,531

	Number of Shares	Value (Note 1)
Investment Company (2.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	33,678,290	33,678,290

Total Short-Term Investments (2.3%) (Cost $35,793,088)		35,792,821

Total Investments (99.7%) (Cost $1,005,691,675)		1,544,527,096
Other Assets Less Liabilities (0.3%)		3,967,968

Net Assets (100%)		$1,548,495,064

*	Non-income producing.
@	Shares are less than 0.5.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,114,531.
(p)	Yield to maturity.

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	276	March-16	$38,447,424	$38,460,600	$13,176

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$194,422,000	$—	$—	$194,422,000
Consumer Staples	53,610,693	—	—	53,610,693
Energy	44,908,554	—	—	44,908,554
Financials	408,918,549	—	—	408,918,549
Health Care	148,909,878	—	—	148,909,878
Industrials	228,946,932	—	—	228,946,932
Information Technology	252,381,705	—	—	252,381,705
Materials	97,798,253	—	—	97,798,253
Telecommunication Services	2,490,230	—	—	2,490,230
Utilities	76,347,481	—	—	76,347,481
Futures	13,176	—	—	13,176
Short-Term Investments	33,678,290	2,114,531	—	35,792,821

Total Assets	$1,542,425,741	$2,114,531	$—	$1,544,540,272

Total Liabilities	$—	$—	$—	$—

Total	$1,542,425,741	$2,114,531	$—	$1,544,540,272

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$13,176	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(862,550)	$(862,550)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(698,502)	$(698,502)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $39,898,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$327,397,668
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$351,126,799

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$628,507,162
Aggregate gross unrealized depreciation	(90,727,450)

Net unrealized appreciation	$537,779,712

Federal income tax cost of investments	$1,006,747,384

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,005,691,675)	$1,544,527,096
Cash	3,697,520
Dividends, interest and other receivables	1,451,848
Receivable for securities sold	905,755
Receivable from Separate Accounts for Trust shares sold	400,770
Due from Custodian	100,658
Other assets	5,148

Total assets	1,551,088,795

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	805,223
Investment management fees payable	465,047
Payable for securities purchased	446,437
Due to broker for futures variation margin	358,800
Distribution fees payable – Class IB	309,645
Administrative fees payable	134,223
Distribution fees payable – Class IA	16,695
Trustees’ fees payable	2,160
Accrued expenses	55,501

Total liabilities	2,593,731

NET ASSETS	$1,548,495,064

Net assets were comprised of:
Paid in capital	$1,055,666,085
Accumulated undistributed net investment income (loss)	29,047
Accumulated undistributed net realized gain (loss) on investments and futures	(46,048,665)
Net unrealized appreciation (depreciation) on investments and futures	538,848,597

Net assets	$1,548,495,064

Class IA
Net asset value, offering and redemption price per share, $78,134,400 / 6,025,894 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.97

Class IB
Net asset value, offering and redemption price per share, $1,443,069,594 / 112,831,723 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.79

Class K
Net asset value, offering and redemption price per share, $27,291,070 / 2,104,894 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$24,680,361
Interest	21,525

Total income	24,701,886

EXPENSES
Investment management fees	5,762,148
Distribution fees – Class IB	3,836,788
Administrative fees	1,660,491
Distribution fees – Class IA	207,721
Printing and mailing expenses	74,869
Professional fees	74,090
Custodian fees	43,200
Trustees’ fees	33,462
Miscellaneous	34,990

Total expenses	11,727,759

NET INVESTMENT INCOME (LOSS)	12,974,127

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	157,788,110
Futures	(862,550)

Net realized gain (loss)	156,925,560

Change in unrealized appreciation (depreciation) on:
Investments	(215,403,702)
Futures	(698,502)

Net change in unrealized appreciation (depreciation)	(216,102,204)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(59,176,644)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,202,517)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,974,127	$10,330,935
Net realized gain (loss) on investments and futures	156,925,560	135,375,734
Net change in unrealized appreciation (depreciation) on investments and futures	(216,102,204)	(10,431,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,202,517)	135,275,451

DIVIDENDS:
Dividends from net investment income
Class IA	(709,782)	(607,555)
Class IB	(13,167,335)	(11,774,962)
Class K	(314,420)	(275,838)

TOTAL DIVIDENDS:	(14,191,537)	(12,658,355)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,826,539 and 1,416,800 shares, respectively ]	25,342,216	18,168,734
Capital shares issued in reinvestment of dividends [ 55,691 and 45,338 shares, respectively ]	709,782	607,555
Capital shares repurchased [ (1,740,584) and (768,741) shares, respectively ]	(23,207,087)	(9,903,170)

Total Class IA transactions	2,844,911	8,873,119

Class IB
Capital shares sold [ 8,540,262 and 7,454,408 shares, respectively ]	115,412,912	95,001,681
Capital shares issued in reinvestment of dividends [ 1,047,424 and 890,858 shares, respectively ]	13,167,335	11,774,962
Capital shares repurchased [ (10,901,714) and (16,085,193) shares, respectively ]	(147,179,658)	(202,542,882)

Total Class IB transactions	(18,599,411)	(95,766,239)

Class K
Capital shares sold [ 411,186 and 322,255 shares, respectively ]	5,704,645	4,149,896
Capital shares issued in reinvestment of dividends [ 24,674 and 20,587 shares, respectively ]	314,420	275,838
Capital shares repurchased [ (319,633) and (375,869) shares, respectively ]	(4,388,328)	(4,835,692)

Total Class K transactions	1,630,737	(409,958)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,123,763)	(87,303,078)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,517,817)	35,314,018
NET ASSETS:
Beginning of year	1,623,012,881	1,587,698,863

End of year (a)	$1,548,495,064	$1,623,012,881

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$29,047	$255,566

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.47	$12.46	$9.47	$8.16	$8.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.09	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments and futures	(0.49)	1.03	3.01	1.34	(0.26)

Total from investment operations	(0.38)	1.12	3.08	1.40	(0.19)

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.09)	(0.09)	(0.07)

Net asset value, end of year	$12.97	$13.47	$12.46	$9.47	$8.16

Total return	(2.81)%	8.96%	32.53%	17.17%	(2.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$78,134	$79,281	$64,672	$45,174	$40,464
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.72%	0.72%	0.72%	0.73%	0.48%
Before fees paid indirectly (f)	0.72%	0.72%	0.73%	0.73%	0.48%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.78%	0.66%	0.67%	0.67%	0.87%
Before fees paid indirectly (f)	0.78%	0.66%	0.66%	0.67%	0.87%
Portfolio turnover rate^	20%	14%	15%	8%	14%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.29	$12.29	$9.34	$8.05	$8.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.08	0.07	0.06	0.05
Net realized and unrealized gain (loss) on investments and futures	(0.49)	1.02	2.97	1.32	(0.26)

Total from investment operations	(0.38)	1.10	3.04	1.38	(0.21)

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.09)	(0.09)	(0.05)

Net asset value, end of year	$12.79	$13.29	$12.29	$9.34	$8.05

Total return	(2.86)%	8.99%	32.54%	17.14%	(2.45)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,443,070	$1,516,938	$1,497,840	$1,162,125	$1,052,505
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.72%	0.72%	0.72%	0.73%	0.73%
Before fees paid indirectly (f)	0.72%	0.72%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.78%	0.65%	0.66%	0.66%	0.65%
Before fees paid indirectly (f)	0.78%	0.65%	0.66%	0.66%	0.65%
Portfolio turnover rate^	20%	14%	15%	8%	14%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$13.47	$12.46	$9.47	$8.16	$7.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.12	0.10	0.08	0.03
Net realized and unrealized gain (loss) on investments and futures	(0.49)	1.03	3.01	1.35	0.60

Total from investment operations	(0.35)	1.15	3.11	1.43	0.63

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.12)	(0.12)	(0.07)

Net asset value, end of period	$12.97	$13.47	$12.46	$9.47	$8.16

Total return (b)	(2.56)%	9.23%	32.86%	17.47%	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,291	$26,794	$25,187	$50,140	$43,319
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.47%	0.47%	0.48%	0.48%	0.48	%(c)
Before fees paid indirectly (a)(f)	0.47%	0.47%	0.48%	0.48%	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	1.04%	0.90%	0.87%	0.92%	1.21%
Before fees paid indirectly (a)(f)	1.04%	0.90%	0.87%	0.92%	1.21%
Portfolio turnover rate^	20%	14%	15%	8%	14%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1085

EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.00%	0.00%	1.22%
Portfolio – Class IB Shares	0.00	0.00	1.11
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.07	1.24
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.00% for the year ended December 31, 2015. The Portfolio’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.05% over the same period.

Portfolio Highlights

Following their December 16, 2015 meeting, the Federal Reserve (the “Fed”) announced an increase in the target range for federal funds to 0.25% – 0.50%. This move comes 10 years after the Fed’s last rate increase and we believe could be the first step in a long process of normalizing interest rates.

The December employment report came in much higher than expected with a gain of 292,000 jobs with an upward revision to 252,000 in the November report. The employment rate held steady at 5.0% for the 3rd month in a row. We view the willingness of employers to continue to add to their workforce as a very positive economic signal which casts some doubt on the weakness seen in some other recent economic reports.

The Portfolio is structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers. We strive to maintain liquidity levels in the Portfolio well in excess of regulatory requirements. In addition, a substantial portion of the Portfolio is invested in U.S. Treasury and agency securities, which we believe provide a further source of liquidity while enhancing the credit quality of the Portfolio.

Portfolio Positioning and Outlook — The Dreyfus Corporation

The Fed has given itself considerable leeway to assess numerous economic and financial market conditions in order to determine the timing of any further rate increases. In our view, moderate growth and solid employment gains are probably the two most important factors to the Fed decision-makers as they seek to wean the world economy off the zero interest rate policy that has existed since 2008. The Fed expects inflation to rise to 2% over the medium term. We believe achieving this goal will require some stability to return to the prices of many basic commodities, especially oil.

We are seeking to transition the Portfolio to a government money market fund in response to regulatory changes. In our view, this will help to enhance the liquidity and credit characteristics of the fund, while continuing to allow for stable dollar pricing.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

EQ/Money Market
Weighted Average Maturity (Days)	33
Number of Holdings	24
Weighted Avg. Credit Quality**:	A-1

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EQ/MONEY MARKET PORTFOLIO (Unaudited)

Maturity Weightings
1-30 Days	51.73
31-60 Days	36.78
61-90 Days	11.49
91-120 Days	—
>120 Days	—

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice

Distribution of Assets by Sector as of December 31, 2015	% of Net Assets
Government Securities	50.8%
Commercial Paper	39.8
Certificates of Deposit	8.7
Time Deposits	0.5
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,000.00	$0.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.42	0.80
Class IB
Actual	1,000.00	1,000.00	0.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.42	0.80

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.16% and 0.16%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)
SHORT TERM DEBT SECURITIES:
Certificates of Deposit (8.7%)
Mizuho Bank Ltd./New York
0.41%, 2/26/16	$25,000,000	$25,000,000
Norinchukin Bank/New York
0.29%, 1/19/16	40,000,000	40,000,000
Sumitomo Mitsui Trust Bank Ltd./New York
0.67%, 3/24/16	40,000,000	40,000,000

Total Certificates of Deposit		105,000,000

Commercial Paper (39.8%)
Air Products & Chemicals, Inc.
0.15%, 1/4/16 (n)(p)	40,000,000	39,999,333
Apple, Inc.
0.13%, 1/19/16 (n)(p)	40,000,000	39,997,200
Coca-Cola Co.
0.23%, 2/24/16 (n)(p)	40,000,000	39,986,200
Emerson Electric Co.
0.36%, 2/3/16 (n)(p)	40,000,000	39,986,433
Exxon Mobil Corp.
0.12%, 1/25/16 (p)	40,000,000	39,996,533
Honeywell International, Inc.
0.28%, 3/2/16 (n)(p)	40,000,000	39,981,022
MetLife Short Term Funding LLC
0.29%, 2/2/16 (n)(p)	40,000,000	39,989,333
National Australia Bank Ltd.
0.23%, 2/2/16 (n)(p)	40,000,000	39,991,467
Procter & Gamble Co.
0.29%, 1/12/16 (n)(p)	40,000,000	39,996,089
PSP Capital, Inc.
0.29%, 1/29/16 (n)(p)	40,000,000	39,990,667
Sumitomo Mitsui Banking Corp.
0.29%, 2/25/16 (n)(p)	40,000,000	39,981,667
Walt Disney Co.
0.23%, 2/19/16 (n)(p)	40,000,000	39,987,478

Total Commercial Paper		479,883,422

Government Securities (50.8%)
Federal Home Loan Mortgage Corp.
0.10%, 1/6/16 (o)(p)	$55,000,000	$54,999,083
Federal National Mortgage Association
0.32%, 3/1/16 (o)(p)	58,352,000	58,319,906
U.S. Treasury Bills
0.00%, 1/7/16 (p)	40,000,000	40,000,000
0.00%, 1/14/16 (p)	40,000,000	40,000,000
0.17%, 1/21/16 (p)	42,000,000	41,995,858
0.14%, 1/28/16 (p)	200,000,000	199,979,000
0.01%, 2/4/16 (p)	150,000,000	149,998,584
U.S. Treasury Notes
0.13%, 2/29/16 (p)	28,000,000	28,005,375

Total Government Securities		613,297,806

Time Deposit (0.5%)
Royal Bank of Canada
0.10%, 1/4/16	6,000,000	6,000,000

Total Investments (99.8%) (Amortized Cost $1,204,181,228)		1,204,181,228
Other Assets Less Liabilities (0.2%)		1,871,804

Net Assets (100%)		$1,206,053,032

Federal Income Tax Cost of Investments		$1,204,181,228

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,204,181,228	$—	$1,204,181,228

Total Assets	$—	$1,204,181,228	$—	$1,204,181,228

Total Liabilities	$—	$–	$—	$—

Total	$—	$1,204,181,228	$—	$1,204,181,228

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Amortized Cost $1,204,181,228)	$1,204,181,228
Cash	2,314,830
Dividends, interest and other receivables	70,180
Other assets	3,422

Total assets	1,206,569,660

LIABILITIES
Administrative fees payable	103,130
Investment management fees payable	81,954
Trustees’ fees payable	2,201
Accrued expenses	329,343

Total liabilities	516,628

NET ASSETS	$1,206,053,032

Net assets were comprised of:
Paid in capital	$1,206,068,337
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(15,305)

Net assets	$1,206,053,032

Class IA
Net asset value, offering and redemption price per share, $379,176,505 / 378,986,422 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $826,876,527 / 826,887,326 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$1,594,642

EXPENSES
Investment management fees	3,974,513
Distribution fees – Class IB	1,940,344
Administrative fees	1,175,306
Distribution fees – Class IA	972,746
Custodian fees	65,500
Professional fees	59,595
Printing and mailing expenses	48,561
Trustees’ fees	23,380
Miscellaneous	22,906

Gross expenses	8,282,851
Less: Waiver from investment manager	(3,775,119)
Waiver from distributor	(2,913,090)

Net expenses	1,594,642

NET INVESTMENT INCOME (LOSS)	—

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(15,047)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,047)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$—	$—
Net realized gain (loss) on investments	(15,047)	8,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,047)	8,120

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(393)
Class IB	—	(865)

	—	(1,258)

Distributions from net realized capital gains
Class IA	(1,974)	(787)
Class IB	(4,035)	(1,729)

	(6,009)	(2,516)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,009)	(3,774)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 330,748,911 and 298,245,407 shares, respectively ]	330,920,628	298,400,210
Capital shares issued in reinvestment of dividends and distributions [ 1,974 and 1,180 shares, respectively ]	1,974	1,180
Capital shares repurchased [ (336,110,248) and (321,817,827) shares, respectively ]	(336,284,019)	(321,984,978)

Total Class IA transactions	(5,361,417)	(23,583,588)

Class IB
Capital shares sold [ 3,962,381,199 and 3,213,609,548 shares, respectively ]	3,962,392,371	3,213,629,445
Capital shares issued in reinvestment of dividends and distributions [ 4,035 and 2,594 shares, respectively ]	4,035	2,594
Capital shares repurchased [ (3,910,627,383) and (3,349,790,015) shares, respectively ]	(3,910,639,455)	(3,349,810,393)

Total Class IB transactions	51,756,951	(136,178,354)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	46,395,534	(159,761,942)

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,374,478	(159,757,596)
NET ASSETS:
Beginning of year	1,159,678,554	1,319,436,150

End of year (a)	$1,206,053,032	$1,159,678,554

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	—	—

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014		2013		2012	2011
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	—		—	#	—	—
Net realized and unrealized gain (loss) on investments	— #	—	#	—	#	— #	— #

Total from investment operations	— #	—	#	—	#	— #	— #

Less distributions:
Dividends from net investment income	—	—	#	—		—	— #
Distributions from net realized gains	— #	—	#	—	#	—	— #

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00

Total return	0.00%	0.00	%‡‡	0.00%		0.00%	0.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$379,177	$384,545		$408,127		$424,144	$552,153
Ratio of expenses to average net assets:
After waivers	0.14%	0.09%		0.11%		0.12%	0.13%
Before waivers	0.71%	0.72%		0.72%		0.72%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers	—%	—%		—	%‡‡	—%	—%
Before waivers	(0.57)%	(0.62)%		(0.61)%		(0.60)%	(0.33)%

	Year Ended December 31,

Class IB	2015	2014		2013		2012	2011
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	—		—	#	—	—
Net realized and unrealized gain (loss) on investments	— #	—	#	—	#	— #	— #

Total from investment operations	— #	—	#	—	#	— #	— #

Less distributions:
Dividends from net investment income	—	—	#	—		—	— #
Distributions from net realized gains	— #	—	#	—	#	—	— #

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00

Total return	0.00%	0.00	%‡‡	0.00%		0.00%	0.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$826,877	$775,134		$911,309		$936,388	$951,199
Ratio of expenses to average net assets:
After waivers	0.14%	0.09%		0.11%		0.12%	0.12%
Before waivers	0.71%	0.72%		0.72%		0.72%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	—%	—%		—	%‡‡	—%	—%
Before waivers	(0.57)%	(0.62)%		(0.61)%		(0.60)%	(0.59)%
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
‡‡	Amount is less than 0.005%.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Morgan Stanley Investment Management, Inc

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(5.48)%	5.53%	6.85%
Portfolio – Class IB Shares	(5.49)	5.47	6.69
Portfolio – Class K Shares*	(5.23)	N/A	8.03
Russell Midcap® Growth Index	(0.20)	11.54	8.16
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.49)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned (0.20)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio achieved relative gains from stock selection and an underweight position in the Industrials sector. Verisk Analytics was the sector’s top contributor to performance, as its share price rose on the company’s strong execution.

•	The Portfolio also benefitted from a lack of exposure to the Energy sector, which was, by far, the worst-performing sector in the benchmark in this reporting period.

•

Stock selection in Financials added value as well. MSCI, a global provider of performance, risk management, and corporate governance products, was the Portfolio’s largest contributor to performance during the period. The company’s shares advanced on news that a large activist shareholder is pushing for changes at the company to create value.

What hurt performance during the year:

•

The Portfolio’s underperformance during the period was driven by stock selection, with most of the relative losses occurring in the Information Technology (IT), Consumer Staples and Consumer Discretionary sectors.

•

Global communications platform Twitter was the largest detractor in both the IT sector and the overall Portfolio for this period. Twitter’s shares have been plagued for some time by concerns around user growth, which has generally disappointed Wall Street expectations. In the Consumer Staples sector, relative results were hurt by Keurig Green Mountain, a leading single-serve coffee provider. The company’s poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by privately held JAB Holding Company at an 80 percent premium, the stock detracted from performance for the period overall.

•

In the Consumer Discretionary sector, a position in branded apparel and accessories retailer Michael Kors was the most detrimental to relative performance. Currency headwinds and lower tourism volumes in North America and Europe hindered the company’s same-store sales growth, which weighed on stock prices.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, and Consumer Discretionary, while maintaining no exposure to the Energy, Materials, Telecommunication Services, or Utilities sectors.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a Portfolio of what we believe are high-quality companies with diverse business drivers not tied to a particular market environment.

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	31.9%
Health Care	20.8
Consumer Discretionary	17.8
Consumer Staples	8.5
Financials	7.9
Industrials	5.9
Investment Company	4.2
Cash and Other	3.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$928.58	$5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.45
Class IB
Actual	1,000.00	928.77	5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.45
Class K
Actual	1,000.00	929.63	3.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.07	4.18

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.8%)
Automobiles (4.7%)
Tesla Motors, Inc.*	179,710	$43,132,197

Hotels, Restaurants & Leisure (5.5%)
Chipotle Mexican Grill, Inc.*	14,808	7,105,619
Dunkin’ Brands Group, Inc.	551,886	23,504,825
Marriott International, Inc., Class A	299,457	20,075,597

		50,686,041

Internet & Catalog Retail (1.7%)
TripAdvisor, Inc.*	67,400	5,745,850
Vipshop Holdings Ltd. (ADR)*	41,473	633,293
Zalando SE*§	223,863	8,843,488

		15,222,631

Specialty Retail (2.7%)
Ulta Salon Cosmetics & Fragrance, Inc.*	134,999	24,974,815

Textiles, Apparel & Luxury Goods (3.2%)
lululemon athletica, Inc.*	170,115	8,925,934
Michael Kors Holdings Ltd.*	345,700	13,848,742
Under Armour, Inc., Class A*	77,783	6,270,087

		29,044,763

Total Consumer Discretionary		163,060,447

Consumer Staples (8.5%)
Beverages (3.3%)
Monster Beverage Corp.*	199,837	29,767,719

Food Products (5.2%)
Keurig Green Mountain, Inc.	236,850	21,311,763
Mead Johnson Nutrition Co.	331,904	26,203,821

		47,515,584

Total Consumer Staples		77,283,303

Financials (7.9%)
Consumer Finance (2.0%)
LendingClub Corp.*	1,612,875	17,822,269

Diversified Financial Services (5.9%)
McGraw Hill Financial, Inc.	312,228	30,779,436
MSCI, Inc.	321,043	23,156,832

		53,936,268

Total Financials		71,758,537

Health Care (20.8%)
Biotechnology (1.3%)
Alnylam Pharmaceuticals, Inc.*	57,749	5,436,491
Intrexon Corp.*	120,288	3,626,683
Seattle Genetics, Inc.*	72,820	3,268,162

		12,331,336

Health Care Equipment & Supplies (5.4%)
DexCom, Inc.*	113,445	9,291,145
Intuitive Surgical, Inc.*	74,299	40,579,142

		49,870,287

Health Care Technology (4.4%)
athenahealth, Inc.*	248,726	$40,037,424

Life Sciences Tools & Services (5.3%)
Illumina, Inc.*	250,677	48,116,197

Pharmaceuticals (4.4%)
Endo International plc*	149,746	9,167,450
Zoetis, Inc.	643,618	30,842,175

		40,009,625

Total Health Care		190,364,869

Industrials (5.9%)
Aerospace & Defense (1.3%)
TransDigm Group, Inc.*	50,266	11,483,268

Air Freight & Logistics (0.5%)
XPO Logistics, Inc.*	164,795	4,490,664

Electrical Equipment (0.5%)
SolarCity Corp.*	98,379	5,019,296

Professional Services (3.6%)
IHS, Inc., Class A*	76,042	9,005,654
Verisk Analytics, Inc.*	314,101	24,148,085

		33,153,739

Total Industrials		54,146,967

Information Technology (31.9%)
Communications Equipment (0.9%)
Palo Alto Networks, Inc.*	48,644	8,568,154

Internet Software & Services (13.6%)
Autohome, Inc. (ADR)*	298,286	10,416,147
LinkedIn Corp., Class A*	169,747	38,206,655
MercadoLibre, Inc.	88,530	10,122,520
Pandora Media, Inc.*	507,652	6,807,613
Twitter, Inc.*	1,312,339	30,367,525
Yelp, Inc.*	163,609	4,711,939
Zillow Group, Inc., Class A*	324,625	8,453,235
Zillow Group, Inc., Class C*	649,250	15,244,390

		124,330,024

IT Services (3.6%)
FleetCor Technologies, Inc.*	166,909	23,856,304
Gartner, Inc.*	99,076	8,986,193

		32,842,497

Software (13.5%)
Atlassian Corp. plc, Class A*	136,192	4,096,655
FireEye, Inc.*	247,945	5,142,379
Mobileye N.V.*	99,204	4,194,345
NetSuite, Inc.*	95,253	8,060,309
ServiceNow, Inc.*	361,555	31,296,201
Splunk, Inc.*	526,507	30,963,877
Tableau Software, Inc., Class A*	111,045	10,462,660
Workday, Inc., Class A*	372,114	29,650,044

		123,866,470

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp.*	145,779	1,266,819

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Stratasys Ltd.*	50,679	$1,189,943

		2,456,762

Total Information Technology		292,063,907

Total Common Stocks (92.8%) (Cost $705,178,285)		848,678,030

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Better Place, Inc. 0.000%*†	1,405,653	—

Total Preferred Stock (0.0%) (Cost $3,514,131)		—

SHORT-TERM INVESTMENT:
Investment Company (4.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,498,984	$38,498,984

Total Short-Term Investment (4.2%) (Cost $38,498,984)		38,498,984

Total Investments (97.0%) (Cost $747,191,400)		887,177,014
Other Assets Less Liabilities (3.0%)		27,685,075

Net Assets (100%)		$914,862,089

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $8,843,488 or 1.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$154,216,959	$8,843,488	$—		163,060,447
Consumer Staples	77,283,303	—	—		77,283,303
Financials	71,758,537	—	—		71,758,537
Health Care	190,364,869	—	—		190,364,869
Industrials	54,146,967	—	—		54,146,967
Information Technology	292,063,907	—	—		292,063,907
Preferred Stocks
Consumer Discretionary	—	—	—	(a)	—	(a)
Short-Term Investments	38,498,984	—	—		38,498,984

Total Assets	$878,333,526	$8,843,488	$—		$887,177,014

Total Liabilities	$—	$—	$—		$—

Total	$878,333,526	$8,843,488	$—		$887,177,014

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$197,211,756
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$299,597,866

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$251,436,397
Aggregate gross unrealized depreciation	(111,466,740)

Net unrealized appreciation	$139,969,657

Federal income tax cost of investments	$747,207,357

For the year ended December 31, 2015, the Portfolio incurred approximately $108 as brokerage commissions with Bank of America Corp. and $5,214 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $747,191,400)	$887,177,014
Cash	22,951,000
Foreign cash (Cost $11)	11
Receivable for securities sold	5,818,028
Dividends, interest and other receivables	152,990
Receivable from Separate Accounts for Trust shares sold	106,848
Other assets	3,153

Total assets	916,209,044

LIABILITIES
Investment management fees payable	543,693
Payable to Separate Accounts for Trust shares redeemed	475,393
Distribution fees payable – Class IB	170,118
Administrative fees payable	78,461
Distribution fees payable – Class IA	16,073
Trustees’ fees payable	665
Accrued expenses	62,552

Total liabilities	1,346,955

NET ASSETS	$914,862,089

Net assets were comprised of:
Paid in capital	$777,088,769
Accumulated undistributed net investment income (loss)	(4,957)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(2,207,337)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	139,985,614

Net assets	$914,862,089

Class IA
Net asset value, offering and redemption price per share, $75,682,907 / 4,601,512 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.45

Class IB
Net asset value, offering and redemption price per share, $801,749,123 / 49,369,718 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.24

Class K
Net asset value, offering and redemption price per share, $37,430,059 / 2,256,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$2,519,702
Interest	36,418

Total income	2,556,120

EXPENSES
Investment management fees	6,990,292
Distribution fees – Class IB	2,188,682
Administrative fees	1,009,613
Distribution fees – Class IA	208,551
Professional fees	70,226
Printing and mailing expenses	47,168
Custodian fees	41,000
Trustees’ fees	20,989
Miscellaneous	25,356

Total expenses	10,601,877

NET INVESTMENT INCOME (LOSS)	(8,045,757)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	15,538,755
Foreign currency transactions	(7,848)

Net realized gain (loss)	15,530,907

Change in unrealized appreciation (depreciation) on:
Investments	(60,305,567)
Foreign currency translations	14,384

Net change in unrealized appreciation (depreciation)	(60,291,183)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,760,276)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,806,033)

See Notes to Financial Statements.

1097

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(8,045,757)	$(6,305,477)
Net realized gain (loss) on investments and foreign currency transactions	15,530,907	122,620,177
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(60,291,183)	(126,772,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,806,033)	(10,457,843)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,991,379)	(10,945,222)
Class IB	(21,239,971)	(115,512,351)
Class K	(988,595)	(5,400,511)

TOTAL DISTRIBUTIONS	(24,219,945)	(131,858,084)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 458,474 and 866,390 shares, respectively ]	8,086,446	17,525,128
Capital shares issued in reinvestment of distributions [ 121,966 and 598,864 shares, respectively ]	1,991,379	10,945,222
Capital shares repurchased [ (963,376) and (1,143,048) shares, respectively ]	(17,060,560)	(22,831,157)

Total Class IA transactions	(6,982,735)	5,639,193

Class IB
Capital shares sold [ 2,891,671 and 4,742,427 shares, respectively ]	50,110,287	95,287,619
Capital shares issued in reinvestment of distributions [ 1,317,454 and 6,398,062 shares, respectively ]	21,239,971	115,512,351
Capital shares repurchased [ (7,142,357) and (9,414,739) shares, respectively ]	(125,237,964)	(185,967,178)

Total Class IB transactions	(53,887,706)	24,832,792

Class K
Capital shares sold [ 236,108 and 421,367 shares, respectively ]	4,256,148	8,537,063
Capital shares issued in reinvestment of distributions [ 60,056 and 293,789 shares, respectively ]	988,595	5,400,511
Capital shares repurchased [ (480,064) and (586,437) shares, respectively ]	(8,548,091)	(11,755,180)

Total Class K transactions	(3,303,348)	2,182,394

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(64,173,789)	32,654,379

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,199,767)	(109,661,548)
NET ASSETS:
Beginning of year	1,056,061,856	1,165,723,404

End of year (a)	$914,862,089	$1,056,061,856

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,957)	$—

See Notes to Financial Statements.

1098

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014		2013	2012	2011
Net asset value, beginning of year	$17.87	$20.45		$15.64	$14.69	$17.27

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.14)	(0.12	)##	(0.07)	0.05	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.85)	(0.01)		6.06	1.23	(1.27)

Total from investment operations	(0.99)	(0.13)		5.99	1.28	(1.31)

Less distributions:
Dividends from net investment income	—	—		—	(0.04)	(0.04)
Distributions from net realized gains	(0.43)	(2.45)		(1.18)	(0.26)	(1.23)
Return of capital	—	—		—	(0.03)	—

Total dividends and distributions	(0.43)	(2.45)		(1.18)	(0.33)	(1.27)

Net asset value, end of year	$16.45	$17.87		$20.45	$15.64	$14.69

Total return	(5.48)%	(0.72)%		38.59%	8.76%	(7.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,683	$89,069		$95,333	$76,410	$75,634
Ratio of expenses to average net assets:
After waivers (f)	1.07%	1.07%		1.08%	1.09%	0.83%
After waivers and fees paid indirectly (f)	1.07%	1.07%		1.07%	1.08%	0.82%
Before waivers and fees paid indirectly (f)	1.07%	1.07%		1.08%	1.09%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.81)%	(0.58	)%(aa)	(0.42)%	0.34%	(0.22)%
After waivers and fees paid indirectly (f)	(0.81)%	(0.58	)%(aa)	(0.41)%	0.35%	(0.21)%
Before waivers and fees paid indirectly (f)	(0.81)%	(0.58	)%(aa)	(0.42)%	0.34%	(0.22)%
Portfolio turnover rate^	21%	45%		48%	34%	32%

	Year Ended December 31,
Class IB	2015	2014		2013	2012	2011
Net asset value, beginning of year	$17.65	$20.23		$15.48	$14.54	$17.16

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.14)	(0.11	)##	(0.07)	0.05	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.84)	(0.02)		6.00	1.22	(1.27)

Total from investment operations	(0.98)	(0.13)		5.93	1.27	(1.35)

Less distributions:
Dividends from net investment income	—	—		—	(0.04)	(0.04)
Distributions from net realized gains	(0.43)	(2.45)		(1.18)	(0.26)	(1.23)
Return of capital	—	—		—	(0.03)	—

Total dividends and distributions	(0.43)	(2.45)		(1.18)	(0.33)	(1.27)

Net asset value, end of year	$16.24	$17.65		$20.23	$15.48	$14.54

Total return	(5.49)%	(0.73)%		38.60%	8.77%	(7.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$801,749	$923,131		$1,022,999	$824,892	$795,511
Ratio of expenses to average net assets:
After waivers (f)	1.07%	1.07%		1.08%	1.09%	1.08%
After waivers and fees paid indirectly (f)	1.07%	1.07%		1.07%	1.08%	1.07%
Before waivers and fees paid indirectly (f)	1.07%	1.07%		1.08%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.81)%	(0.58	)%(bb)	(0.41)%	0.34%	(0.46)%
After waivers and fees paid indirectly (f)	(0.81)%	(0.58	)%(bb)	(0.40)%	0.35%	(0.45)%
Before waivers and fees paid indirectly (f)	(0.81)%	(0.58	)%(bb)	(0.41)%	0.34%	(0.46)%
Portfolio turnover rate^	21%	45%		48%	34%	32%

See Notes to Financial Statements.

1099

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					December 1, 2011* to December 31, 2011
Class K	2015	2014		2013	2012
Net asset value, beginning of period	$17.97	$20.50		$15.64	$14.69	$16.61

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.10)	(0.06	)##	(0.03)	0.10	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.85)	(0.02)		6.07	1.22	(0.69)

Total from investment operations	(0.95)	(0.08)		6.04	1.32	(0.69)

Less distributions:
Dividends from net investment income	—	—		—	(0.08)	—
Distributions from net realized gains	(0.43)	(2.45)		(1.18)	(0.26)	(1.23)
Return of capital	—	—		—	(0.03)	—

Total dividends and distributions	(0.43)	(2.45)		(1.18)	(0.37)	(1.23)

Net asset value, end of period	$16.59	$17.97		$20.50	$15.64	$14.69

Total return (b)	(5.23)%	(0.47)%		38.91%	9.03%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,430	$43,862		$47,392	$38,041	$35,646
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.82%		0.83%	0.84%	0.85%
After waivers and fees paid indirectly (a)(f)	0.82%	0.82%		0.82%	0.83%	0.85%
Before waivers and fees paid indirectly (a)(f)	0.82%	0.82%		0.83%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.56)%	(0.32	)%(cc)	(0.16)%	0.61%	0.11%
After waivers and fees paid indirectly (a)(f)	(0.56)%	(0.32	)%(cc)	(0.15)%	0.63%	0.11%
Before waivers and fees paid indirectly (a)(f)	(0.56)%	(0.32	)%(cc)	(0.16)%	0.61%	0.11%
Portfolio turnover rate^	21%	45%		48%	34%	32%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.18), $(0.18), and $(0.13) for Class IA, Class IB, and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.91)% for income after waivers and reimbursements, (0.91)% for income after waivers, reimbursements and fees paid indirectly, and (0.91)% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.90)% for income after waivers and reimbursements, (0.90)% for income after waivers, reimbursements and fees paid indirectly, and (0.90)% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.64)% for income after waivers and reimbursements, (0.64)% for income after waivers, reimbursements and fees paid indirectly, and (0.64)% for income before waivers, reimbursements.

See Notes to Financial Statements.

1100

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	3.22%	7.92%	5.36%
Portfolio – Class IB Shares*	3.15	7.85	5.20
MSCI AC World (Net) Index	(2.36)	6.09	4.07
* Date of inception 8/31/06. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.15% for the year ended December 31, 2015. The Portfolio’s benchmark, the MSCI AC World (Net) Index, returned (2.36)%, over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio outperformed the benchmark in seven out of ten sectors, led by stock selection in Information Technology and Industrials, and underweight positions in Energy and Materials, which were the two worst performing sectors of the benchmark. On a country basis, stock selection in the United States was the strongest contributor to performance. Stock selection and an overweight position in Japan and not having exposure to Canada also contributed positively to relative performance.

•

Top contributors to performance this period included Information Technology stocks Alphabet, Inc. (United States), Altera Corp. (United States), Murata Manufacturing Co., Ltd. (Japan) and Adobe Systems, Inc. (United States). Airbus Group SE (Industrials) (France) also contributed positively to performance.

•

Alphabet is the new holding company vehicle for what was previously known as Google, now a mere division. The company reorganized its structure in a way which will make it easier for investors to see the value in its core businesses and more easily assess the progress of their developing ones.

•

Altera is a key player in the programmable logic device (PLD) niche of the semiconductor industry. In contrast to application-specific integrated circuits, PLDs can be reconfigured to address the unique needs of respective users. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire Altera. The acquisition was completed late in the year.

•

Murata Manufacturing is a Japan-based smartphone ceramic capacitor manufacturer. The company has exceeded earnings expectations due to robust, global sales of high-end smartphones. As a component manufacturer with both Apple and Samsung as customers, it does not matter which company wins the next product refresh.

•	Adobe performed well and reported a sharp increase in quarterly sales and profits for its fiscal fourth quarter.

•	After declining in 2014 on fears of Europe and oil prices potentially reducing new orders, Airbus performed positively in 2015.

What hurt performance during the year:

•	The Portfolio underperformed the benchmark in the Consumer Staples sector due to an underweight position and stock selection, and in the Health Care sector as a result of stock selection.

•	On a country basis, detractors from performance included stock selection in India, an overweight position in Brazil and stock selection in Denmark.

•

The most significant detractors from performance this period included SunEdison, Inc. (Information Technology) (United States), ICICI Bank Ltd. (Financials) (India), Tiffany & Co. (Consumer Discretionary) (United States), bluebird bio, Inc. (Health Care) (United States) and LM Ericsson Telefon AB (“Ericsson”) (Information Technology) (Sweden).

1101

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

•	SunEdison is a developer of technologies in the field of solar power. During the reporting period, concerns developed about the durability of their finances.

•	ICICI Bank is the largest private sector bank in India. After the company’s share price nearly doubled since the third quarter of 2013, it underwent a correction this reporting period.

•

Shares of Tiffany & Co. fell early in the year as it experienced a soft holiday sales season due to some promotional missteps. Also, in contrast to its European luxury counterparts, it was negatively impacted by the sharp rise in the U.S. dollar.

•	Bluebird bio is a clinical-stage biotechnology company that experienced declines during the reporting period.

•	Ericsson, a mobile network operator, underperformed for a few reasons: slower U.S. recovery, 4G peaking in China and no resolution of a patent dispute with Apple.

Portfolio Positioning and Outlook — Oppenheimer Funds, Inc.

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary and Industrials. The Portfolio had its most significant underweight positions in Energy, Consumer Staples, Materials and Utilities. On a country basis, the Portfolio had its largest overweight positions in Germany, Japan and France, with its most significant underweight positions in the United States, Canada, Australia and the United Kingdom. Despite being underweight the United States relative to the benchmark, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Information Technology	$46,320,351	24.6%
Financials	40,817,042	21.7
Health Care	31,762,529	16.9
Consumer Discretionary	26,611,412	14.1
Industrials	21,320,037	11.3
Consumer Staples	10,255,946	5.4
Investment Company	4,176,290	2.2
Telecommunication Services	2,897,968	1.5
Energy	2,218,546	1.2
Materials	1,473,452	0.8
Cash and Other	589,463	0.3

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$939.01	$6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class IB
Actual	1,000.00	938.97	6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.25% and 1.25%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1102

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (0.8%)
Embraer S.A. (ADR)	49,846	$1,472,451

Cayman Islands (0.1%)
Theravance Biopharma, Inc.*	10,654	174,619

China (1.7%)
JD.com, Inc. (ADR)*	73,818	2,381,738
Qihoo 360 Technology Co., Ltd. (ADR)*	11,670	849,692

		3,231,430

Denmark (0.3%)
FLSmidth & Co. A/S	14,764	511,407

France (6.8%)
Airbus Group SE	63,199	4,243,401
Kering	13,104	2,233,627
LVMH Moet Hennessy Louis Vuitton SE	21,431	3,350,237
Societe Generale S.A.	37,354	1,723,046
Technip S.A.	26,491	1,308,551

		12,858,862

Germany (9.1%)
Allianz SE (Registered)	19,012	3,368,084
Bayer AG (Registered)	21,641	2,715,108
Bayerische Motoren Werke (BMW) AG (Preference) (q)	40,658	3,405,701
Deutsche Bank AG (Registered)	67,216	1,649,758
Linde AG	10,151	1,473,452
SAP SE	46,086	3,670,806
Siemens AG (Registered)	9,336	905,789

		17,188,698

India (3.2%)
DLF Ltd.	1,236,719	2,146,718
ICICI Bank Ltd. (ADR)	292,785	2,292,507
Zee Entertainment Enterprises Ltd.	242,283	1,595,394

		6,034,619

Ireland (0.6%)
Shire plc	17,288	1,184,813

Italy (1.5%)
Banca Monte dei Paschi di Siena S.p.A.*	490,129	647,321
Brunello Cucinelli S.p.A.	31,273	551,244
Prysmian S.p.A.	35,244	770,923
Tod’s S.p.A.	10,228	807,765

		2,777,253

Japan (12.3%)
Dai-ichi Life Insurance Co., Ltd.	155,963	2,587,857
FANUC Corp.	7,382	1,272,592
KDDI Corp.	111,947	2,897,968
Keyence Corp.	5,589	3,067,497
Kyocera Corp.	44,140	2,045,854
Murata Manufacturing Co., Ltd.	29,317	4,207,772
Nidec Corp.	38,464	2,784,116
Nintendo Co., Ltd.	3,000	412,986
Nomura Holdings, Inc.	153,500	853,106

Sumitomo Mitsui Financial Group, Inc.	52,644	$1,985,853
Suzuki Motor Corp.	31,700	962,362

		23,077,963

Mexico (0.5%)
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	10,992	1,015,111

Spain (3.1%)
Banco Bilbao Vizcaya Argentaria S.A.	204,819	1,493,660
Industria de Diseno Textil S.A.	102,801	3,527,746
Repsol S.A.	79,961	870,537

		5,891,943

Sweden (3.1%)
Assa Abloy AB, Class B	150,928	3,161,139
Telefonaktiebolaget LM Ericsson, Class B	276,908	2,682,325

		5,843,464

Switzerland (5.0%)
Credit Suisse Group AG (Registered)*	102,115	2,207,046
Nestle S.A. (Registered)	25,515	1,891,265
Roche Holding AG	6,312	1,739,513
UBS Group AG (Registered)	184,111	3,543,014

		9,380,838

United Kingdom (4.4%)
Circassia Pharmaceuticals plc*	310,638	1,461,722
Earthport plc*	699,080	255,082
Prudential plc	144,498	3,235,008
Unilever plc	77,698	3,326,855

		8,278,667

United States (44.9%)
3M Co.	17,197	2,590,556
ACADIA Pharmaceuticals, Inc.*	33,670	1,200,335
Adobe Systems, Inc.*	43,660	4,101,420
Aetna, Inc.	41,922	4,532,607
Alphabet, Inc., Class A*	5,377	4,183,360
Alphabet, Inc., Class C*	5,579	4,233,792
Anthem, Inc.	22,575	3,147,858
Biogen, Inc.*	6,480	1,985,148
BioMarin Pharmaceutical, Inc.*	14,420	1,510,639
Bluebird Bio, Inc.*	13,180	846,420
Celldex Therapeutics, Inc.*	89,230	1,399,126
Cigna Corp.	3,370	493,132
Citigroup, Inc.	77,066	3,988,165
Clovis Oncology, Inc.*	12,190	426,650
Colgate-Palmolive Co.	60,383	4,022,715
eBay, Inc.*	72,687	1,997,439
Emerson Electric Co.	25,998	1,243,484
Facebook, Inc., Class A*	32,325	3,383,135
FNF Group	40,868	1,416,894
Gilead Sciences, Inc.	24,785	2,507,994
Goldman Sachs Group, Inc.	15,278	2,753,554
Humana, Inc.	950	169,585
International Game Technology plc (Italian Stock Exchange)	12,210	197,558

See Notes to Financial Statements.

1103

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

International Game Technology plc (New York Stock Exchange)	43,669	$706,564
Intuit, Inc.	35,465	3,422,373
Ionis Pharmaceuticals, Inc.*	12,740	788,988
MacroGenics, Inc.*	29,000	898,130
Maxim Integrated Products, Inc.	97,299	3,697,362
McDonald’s Corp.	10,140	1,197,940
McGraw Hill Financial, Inc.	49,964	4,925,451
Medivation, Inc.*	11,236	543,148
PayPal Holdings, Inc.*	72,687	2,631,269
St. Jude Medical, Inc.	18,512	1,143,486
SunEdison, Inc.*	290,410	1,478,187
Tiffany & Co.	28,012	2,137,035
United Parcel Service, Inc., Class B	24,568	2,364,179
Vertex Pharmaceuticals, Inc.*	7,198	905,724
Walt Disney Co.	33,357	3,505,154
Zimmer Biomet Holdings, Inc.	19,376	1,987,784

		84,664,340

Total Common Stocks (97.4%) (Cost $142,345,359)		183,586,478

PREFERRED STOCK:
India (0.1%)
Zee Entertainment Enterprises Ltd., 6.000% (Cost $—)	3,575,691	51,347

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/7/16* (Cost $39,780)	79,103	$39,458

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (2.2%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,176,290	$4,176,290

Total Short-Term Investment (2.2%) (Cost $4,176,290)		4,176,290

Total Investments (99.7%) (Cost $146,561,429)		187,853,573
Other Assets Less Liabilities (0.3%)		589,463

Net Assets (100%)		$188,443,036

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2015	Market Value	% of Net Assets
Information Technology	$46,320,351	24.6%
Financials	40,817,042	21.7
Health Care	31,762,529	16.9
Consumer Discretionary	26,611,412	14.1
Industrials	21,320,037	11.3
Consumer Staples	10,255,946	5.4
Investment Company	4,176,290	2.2
Telecommunication Services	2,897,968	1.5
Energy	2,218,546	1.2
Materials	1,473,452	0.8
Cash and Other	589,463	0.3

		100.0%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$10,125,989	$16,434,076	$—	$26,560,065
Consumer Staples	5,037,826	5,218,120	—	10,255,946
Energy	—	2,179,088	—	2,179,088
Financials	15,376,571	25,440,471	—	40,817,042
Health Care	24,661,373	7,101,156	—	31,762,529
Industrials	7,670,670	13,649,367	—	21,320,037
Information Technology	29,978,029	16,342,322	—	46,320,351
Materials	—	1,473,452	—	1,473,452
Telecommunication Services	—	2,897,968	—	2,897,968
Preferred Stocks
Consumer Discretionary	—	51,347	—	51,347
Rights
Energy	—	39,458	—	39,458
Short-Term Investments	4,176,290	—	—	4,176,290

Total Assets	$97,026,748	$90,826,825	$—	$187,853,573

Total Liabilities	$—	$—	$—	$—

Total	$97,026,748	$90,826,825	$—	$187,853,573

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$60,951,080
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$29,836,081

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$49,568,110
Aggregate gross unrealized depreciation	(9,010,292)

Net unrealized appreciation	$40,557,818

Federal income tax cost of investments	$147,295,755

For the year ended December 31, 2015, the Portfolio incurred approximately $3,960 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $146,561,429)	$187,853,573
Cash	814,000
Dividends, interest and other receivables	228,873
Receivable from Separate Accounts for Trust shares sold	73,842
Other assets	509

Total assets	188,970,797

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	293,995
Investment management fees payable	131,653
Distribution fees payable – Class IB	28,419
Administrative fees payable	16,088
Distribution fees payable – Class IA	11,395
Accrued expenses	46,211

Total liabilities	527,761

NET ASSETS	$188,443,036

Net assets were comprised of:
Paid in capital	$171,223,687
Accumulated undistributed net investment income (loss)	288,741
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(24,342,186)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	41,272,794

Net assets	$188,443,036

Class IA
Net asset value, offering and redemption price per share, $53,804,803 / 3,653,745 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.73

Class IB
Net asset value, offering and redemption price per share, $134,638,233 / 9,146,059 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $214,726 foreign withholding tax)	$2,919,428
Interest	2,305

Total income	2,921,733

EXPENSES
Investment management fees	1,716,112
Distribution fees – Class IB	316,871
Administrative fees	182,199
Distribution fees – Class IA	134,736
Professional fees	80,951
Custodian fees	51,000
Printing and mailing expenses	9,903
Trustees’ fees	3,552
Miscellaneous	10,747

Gross expenses	2,506,071
Less: Waiver from investment manager	(247,856)

Net expenses	2,258,215

NET INVESTMENT INCOME (LOSS)	663,518

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	2,100,045
Foreign currency transactions	(24,587)

Net realized gain (loss)	2,075,458

Change in unrealized appreciation (depreciation) on:
Investments	655,061
Foreign currency translations	14,953

Net change in unrealized appreciation (depreciation)	670,014

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,745,472

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,408,990

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$663,518	$841,785
Net realized gain (loss) on investments and foreign currency transactions	2,075,458	1,577,354
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	670,014	(28,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,408,990	2,390,629

DIVIDENDS:
Dividends from net investment income
Class IA	(143,833)	(213,876)
Class IB	(357,321)	(547,218)

TOTAL DIVIDENDS:	(501,154)	(761,094)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,657,666 and 1,191,004 shares, respectively ]	25,416,553	17,028,937
Capital shares issued in reinvestment of dividends [ 9,864 and 14,718 shares, respectively ]	143,833	213,876
Capital shares repurchased [ (1,054,452) and (506,629) shares, respectively ]	(15,690,753)	(7,226,623)

Total Class IA transactions	9,869,633	10,016,190

Class IB
Capital shares sold [ 1,939,931 and 1,353,437 shares, respectively ]	29,485,726	19,356,558
Capital shares issued in reinvestment of dividends [ 24,512 and 37,666 shares, respectively ]	357,321	547,218
Capital shares repurchased [ (509,325) and (455,261) shares, respectively ]	(7,725,860)	(6,525,102)

Total Class IB transactions	22,117,187	13,378,674

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	31,986,820	23,394,864

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,894,656	25,024,399
NET ASSETS:
Beginning of year	153,548,380	128,523,981

End of year (a)	$188,443,036	$153,548,380

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$288,741	$148,297

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014		2013	2012	2011
Net asset value, beginning of year	$14.31	$14.13		$11.43	$9.57	$10.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.08	##	0.08	0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40	0.17		2.92	1.86	(0.99)

Total from investment operations	0.46	0.25		3.00	1.95	(0.89)

Less distributions:
Dividends from net investment income	(0.04)	(0.07)		(0.30)	(0.09)	(0.10)

Net asset value, end of year	$14.73	$14.31		$14.13	$11.43	$9.57

Total return	3.22%	1.78%		26.33%	20.39%	(8.39)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,805	$43,515		$33,090	$21,522	$12,952
Ratio of expenses to average net assets:
After waivers (f)	1.25%	1.25%		1.25%	1.32%	1.10%
Before waivers (f)	1.39%	1.43%		1.42%	1.36%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.39%	0.58	%(aa)	0.59%	0.85%	0.97%
Before waivers (f)	0.25%	0.40	%(aa)	0.42%	0.80%	0.96%
Portfolio turnover rate^	17%	17%		27%	21%	18%

	Year Ended December 31,
Class IB	2015	2014		2013	2012	2011
Net asset value, beginning of year	$14.31	$14.13		$11.43	$9.57	$10.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.09	##	0.13	0.09	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40	0.16		2.87	1.86	(0.99)

Total from investment operations	0.45	0.25		3.00	1.95	(0.91)

Less distributions:
Dividends from net investment income	(0.04)	(0.07)		(0.30)	(0.09)	(0.08)

Net asset value, end of year	$14.72	$14.31		$14.13	$11.43	$9.57

Total return	3.15%	1.78%		26.33%	20.39%	(8.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$134,638	$110,034		$95,434	$394,139	$328,920
Ratio of expenses to average net assets:
After waivers (f)	1.25%	1.25%		1.25%	1.32%	1.35%
Before waivers (f)	1.39%	1.43%		1.37%	1.36%	1.36	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.36%	0.60	%(bb)	1.00%	0.88%	0.80%
Before waivers (f)	0.22%	0.42	%(bb)	0.88%	0.83%	0.80%
Portfolio turnover rate^	17%	17%		27%	21%	18%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05 and $0.06 for Class IA and Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.38% for income after waivers and 0.20% before waivers.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be 0.40% for income after waivers and 0.22% before waivers.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(2.36)%	(0.31)%
Portfolio – Class K Shares*	(2.15)	(0.07)
Barclays World Government Inflation-Linked Bond Index	(1.12)	0.58
* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.36)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Barclays World Government Inflation-Linked Bond Index, returned (1.12)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to Italian inflation-linked bonds (ILBs), where yields benefitted from the European Central Bank’s accommodative measures, added to performance for the year.

•	An allocation to select European Agency debt was beneficial, as those securities outperformed.

•	A tactical long-dollar position against the euro was additive, as the currency depreciated against the U.S. dollar.

•	Exposure to non-Agency mortgages, which benefitted from the on-going housing recovery, added to Portfolio performance.

What hurt performance during the year:

•	Detracting from performance was exposure to longer-dated U.S. breakeven inflation, as inflation expectations cheapened alongside falling oil prices.

•	A focus on the belly of the Treasury Inflation-Protected Securities (TIPS) curve was detrimental, as the real yield curve steepened.

•	Tactical positions in Mexican ILBs as well as exposure to Brazilian nominal rates dragged on performance as real and nominal yields rose in the region.

Portfolio Positioning and Outlook — PIMCO

We expect the world’s major economies to continue converging in 2016 while central bank policies diverge.

In the U.S., our baseline view is above-trend economic growth of 2.0% – 2.5% over the year with headline inflation of 1.5% – 2%. With job growth expected to slow as the economy reaches full employment, personal spending may be tied more closely to real wage gains, which may remain modest. We see the risks biased toward more Federal Reserve rate hikes than the two quarter-point increases which the market currently prices in.

For the eurozone, we anticipate above-trend GDP (gross domestic product) growth of about 1.5%. The European Central Bank’s quantitative easing measures may keep bank lending rates low across both core and peripheral countries, boosting loan growth. While net exports may benefit from the euro weakening to date, slower growth in the eurozone’s major trading partners may limit their contribution to growth.

Our outlook for China is little changed, with expectations for growth around 6% and headline inflation about 2%, which is below consensus estimates. We still believe China possesses the “will and the wallet” to deal with the challenges of slower growth and pivot toward a service economy; however, the task is difficult and policy mistakes may occur along the way.

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Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	10.99
Weighted Average Coupon (%)	1.40
Weighted Average Modified Duration (Years)*	11.19
Weighted Average Rating**	AA	-

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	127.4%
Financials	7.6
Asset-Backed and Mortgage-Backed Securities	6.6
Health Care	2.4
Consumer Discretionary	1.6
Investment Company	0.9
Energy	0.8
Telecommunication Services	0.4
Information Technology	0.2
Options Purchased	0.0 #
Cash and Other	(47.9)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$982.52	$5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.49	5.77
Class K
Actual	1,000.00	983.58	4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.13% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.6%)
Asset-Backed Securities (4.6%)
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-1A AR 1.547%, 4/20/22 (l)§		$250,000	$249,305
CIFC Funding Ltd.,
Series 2012-2A A1R 1.802%, 12/5/24 (l)§		200,000	199,239
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE1 M3 1.397%, 5/25/35 (l)		181,405	170,075
Countrywide Asset-Backed Certificates,
Series 2004-ECC1 M2 1.472%, 9/25/34 (l)		142,011	134,735
Doral CLO II Ltd.,
Series 2012-2A A1R 1.657%, 5/26/23 (l)§		209,385	207,870
Highlander Euro CDO III B.V.,
Series 2007-3X A 0.161%, 5/1/23 (l)(m)	EUR	153,403	163,506
JP Morgan Mortgage Acquisition Trust,
Series 2006-ACC1 A1 0.582%, 5/25/36 (l)		$45,398	43,718
Series 2006-NC1 A1 0.592%, 4/25/36 (l)		72,968	67,830
Series 2006-NC1 A4 0.592%, 4/25/36 (l)		217,357	214,051
Series 2007-CH2 AV1 0.582%, 1/25/37 (l)		64,315	62,218
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1 M5 0.812%, 8/25/36 (l)		200,000	175,325
NovaStar Mortgage Funding Trust,
Series 2005-3 M2 0.892%, 1/25/36 (l)		200,000	156,788
Option One Mortgage Loan Trust,
Series 2004-3 M2 1.277%, 11/25/34 (l)		33,324	30,828
RAAC Trust,
Series 2007-SP3 A1 1.622%, 9/25/47 (l)		66,940	64,991
RAMP Trust,
Series 2006-RZ4 A2 0.602%, 10/25/36 (l)		157,667	155,579
Structured Asset Securities Corp Mortgage Loan Trust,
Series 2007-WF2 A1 1.422%, 8/25/37 (l)		60,988	56,926
Symphony CLO VIII LP,
Series 2012-8AR AR 1.419%, 1/9/23 (l)§		244,593	244,526
Voya CLO Ltd.,
Series 2012-2AR AR 1.621%, 10/15/22 (l)§		100,000	99,625

			2,497,135

Non-Agency CMO (2.0%)
Alternative Loan Trust,
Series 2004-18CB 4A1 5.500%, 9/25/34		$116,622	$117,887
Citigroup Mortgage Loan Trust, Inc.,
Series 2009-6 4A1 2.855%, 4/25/37 (l)§		29,834	29,776
Downey Savings & Loan Association Mortgage Loan Trust,
Series 2005-AR6 2A1A 0.692%, 10/19/45 (l)		118,274	97,753
GSR Mortgage Loan Trust,
Series 2004-12 3A6 2.740%, 12/25/34 (l)		42,661	41,740
Hercules Eclipse plc,
Series 2006-4 A 0.819%, 10/25/18 (l)(m)	GBP	23,127	33,412
JP Morgan Mortgage Trust,
Series 2005-A2 5A2 2.708%, 4/25/35 (l)		$79,103	77,889
Lehman Mortgage Trust,
Series 2005-3 4A1 5.359%, 1/25/36 (l)		48,597	43,989
Morgan Stanley Capital I, Inc.,
Series 2007-IQ16 A4 5.809%, 12/12/49		85,000	88,847
Thornburg Mortgage Securities Trust,
Series 2007-4 2A1 2.383%, 9/25/37 (l)		249,081	237,679
Trinity Square plc,
Series 2015-1A A 1.786%, 7/15/51 (b)(l)§	GBP	200,000	292,011

			1,060,983

Total Asset-Backed and Mortgage-Backed Securities			3,558,118

Corporate Bonds (13.0%)
Consumer Discretionary (1.6%)
Media (1.2%)
CCO Safari II LLC 4.464%, 7/23/22§		$200,000	198,920
DISH DBS Corp. 7.125%, 2/1/16		200,000	200,400
Reed Elsevier Investments plc 5.625%, 10/20/16	GBP	100,000	152,429
Univision Communications, Inc. 5.125%, 2/15/25§		$100,000	95,000

			646,749

Specialty Retail (0.4%)
Home Depot, Inc. 2.625%, 6/1/22		200,000	199,836

Total Consumer Discretionary			846,585

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Energy (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Chesapeake Energy Corp. 3.571%, 4/15/19 (l)		$100,000	$29,098
Petrobras Global Finance B.V. 2.886%, 3/17/17 (l)		200,000	182,760
Sabine Pass LNG LP 7.500%, 11/30/16		200,000	199,000

Total Energy			410,858

Financials (7.6%)
Banks (5.4%)
Banca Monte dei Paschi di Siena S.p.A. 3.625%, 4/1/19 (m)	EUR	200,000	217,542
Banco Popular Espanol S.A. 11.500%, 10/10/18 (l)(m)(y)		100,000	117,641
Bank of America Corp.
5.750%, 12/1/17		$100,000	106,838
2.600%, 1/15/19		100,000	100,219
4.100%, 7/24/23		100,000	103,474
Barclays Bank plc 7.625%, 11/21/22		600,000	684,000
Credit Agricole S.A. 8.125%, 9/19/33 (l)(m)		200,000	220,500
Credit Suisse Group Funding Guernsey Ltd. 3.750%, 3/26/25§		550,000	533,545
JPMorgan Chase & Co. 0.870%, 4/25/18 (l)		200,000	198,385
Lloyds Bank plc 1.750%, 5/14/18		100,000	99,696
UBS Group Funding Jersey Ltd. 2.950%, 9/24/20§		200,000	198,203
Wells Fargo & Co. 3.550%, 9/29/25		300,000	302,709

			2,882,752

Capital Markets (0.9%)
Goldman Sachs Group, Inc.
1.712%, 9/15/20 (l)		200,000	200,500
3.500%, 1/23/25		100,000	98,796
3.750%, 5/22/25		200,000	200,946

			500,242

Consumer Finance (1.1%)
Ally Financial, Inc.
3.500%, 7/18/16		100,000	99,938
5.500%, 2/15/17		200,000	204,750
Ford Motor Credit Co. LLC 3.200%, 1/15/21		200,000	198,678
Volkswagen Bank GmbH 0.377%, 11/27/17 (l)	EUR	100,000	104,617

			607,983

Real Estate Management & Development (0.2%)
Vonovia Finance B.V. 3.200%, 10/2/17 (b)(m)		$100,000	100,940

Total Financials			4,091,917

Health Care (2.4%)
Biotechnology (0.4%)
Baxalta, Inc.
2.875%, 6/23/20§		$100,000	$99,020
4.000%, 6/23/25§		100,000	98,909

			197,929

Health Care Equipment & Supplies (0.9%)
Medtronic, Inc. 4.375%, 3/15/35		100,000	101,173
Zimmer Biomet Holdings, Inc. 2.000%, 4/1/18		400,000	397,233

			498,406

Pharmaceuticals (1.1%)
AbbVie, Inc.
1.800%, 5/14/18		100,000	99,468
2.500%, 5/14/20		100,000	98,649
Actavis Funding SCS
1.850%, 3/1/17		100,000	100,092
1.582%, 3/12/18 (l)		100,000	100,165
2.350%, 3/12/18		100,000	99,964
3.450%, 3/15/22		100,000	100,436

			598,774

Total Health Care			1,295,109

Information Technology (0.2%)
Technology Hardware, Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.
2.450%, 10/5/17§		50,000	50,464
2.850%, 10/5/18§		50,000	49,987

			100,451

Total Information Technology			100,451

Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
Altice Financing S.A. 5.250%, 2/15/23§	EUR	200,000	215,546

Total Telecommunication Services			215,546

Total Corporate Bonds			6,960,466

Government Securities (124.1%)
Foreign Governments (63.5%)
Athens Urban Transportation Organisation 4.851%, 9/19/16 (b)	EUR	200,000	200,742
Australia Government Bond
1.250%, 2/21/22 (m)	AUD	100,000	76,345
3.000%, 9/20/25 (m)		200,000	177,798
Autonomous Community of Catalonia 4.750%, 6/4/18	EUR	100,000	114,840
Canadian Government Real Return Bond
6.495%, 12/1/21	CAD	153,091	140,812
1.500%, 12/1/44		143,027	126,257
1.250%, 12/1/47		515,790	432,430

See Notes to Financial Statements.

1112

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Denmark Government Bond 0.100%, 11/15/23	DKK	3,541,882	$528,905
Deutsche Bundesrepublik Inflation Linked Bond
0.750%, 4/15/18 (m)(z)	EUR	457,327	510,274
0.100%, 4/15/26 (m)		897,165	1,024,007
0.100%, 4/15/46 (m)(z)		71,149	78,611
Federative Republic of Brazil
(Zero Coupon), 10/1/16	BRL	1,100,000	249,148
(Zero Coupon), 1/1/17		4,800,000	1,046,902
(Zero Coupon), 1/1/19		2,300,000	366,788
France Government Bond OAT
0.250%, 7/25/18 (m)(z)	EUR	4,110,973	4,602,432
3.500%, 4/25/20 (m)(z)		10,000	12,506
0.100%, 7/25/21 (m)(z)		373,437	421,725
1.100%, 7/25/22 (m)(z)		452,693	548,570
0.250%, 7/25/24 (m)(z)		254,210	290,084
0.700%, 7/25/30 (m)(z)		200,706	235,643
1.800%, 7/25/40 (m)(z)		481,506	698,020
Italy Buoni Poliennali Del Tesoro
1.700%, 9/15/18		880,492	1,009,264
2.350%, 9/15/19 (m)		99,738	118,714
2.350%, 9/15/24 (m)		1,348,120	1,692,976
3.100%, 9/15/26		424,664	575,624
1.250%, 9/15/32 (m)(b)		200,002	225,275
2.550%, 9/15/41 (m)		391,561	535,622
Japanese Government CPI Linked Bond 0.100%, 3/10/25	JPY	80,240,000	704,091
Mexican Udibonos
4.500%, 12/4/25	MXN	6,344,123	404,676
4.500%, 11/22/35		1,615,651	102,495
4.000%, 11/8/46		852,525	50,039
New Zealand Government Bond
3.000%, 4/15/20 (m)	NZD	100,000	68,636
2.000%, 9/20/25 (m)		600,000	398,964
2.500%, 9/20/35 (m)		100,000	66,873
Republic of Greece 5.250%, 2/1/16 (b)	JPY	10,500,000	85,634
Republic of Sweden
0.250%, 6/1/22	SEK	757,079	96,047
1.000%, 6/1/25		2,800,160	378,840
Spain Government Bond 0.550%, 11/30/19 (m)	EUR	641,562	714,097
United Kingdom Gilt 3.250%, 1/22/44 (m)(z)	GBP	450,000	738,570
United Kingdom Gilt Inflation Linked Bond
0.125%, 3/22/24 (m)(z)		4,723,045	7,382,425
1.250%, 11/22/32 (m)(z)		855,154	1,680,547
0.625%, 11/22/42 (m)(z)		18,334	37,286
0.125%, 3/22/44 (m)(z)		778,696	1,419,571
0.250%, 3/22/52 (m)(z)		429,156	880,855
0.125%, 3/22/58 (m)(z)		988,491	2,079,850
0.375%, 3/22/62 (m)(z)		38,542	93,250
0.125%, 3/22/68 (m)(z)		239,152	562,338

			33,985,398

U.S. Treasuries (60.6%)
U.S. Treasury Bonds
2.375%, 1/15/25 TIPS		$794,909	$903,447
2.000%, 1/15/26 TIPS		2,348,688	2,610,332
1.750%, 1/15/28 TIPS		1,464,511	1,601,580
2.500%, 1/15/29 TIPS		443,108	525,300
3.875%, 4/15/29 TIPS		289,352	393,459
2.125%, 2/15/41 TIPS		293,236	347,896
0.750%, 2/15/42 TIPS		105,256	92,678
1.375%, 2/15/44 TIPS (z)		2,592,095	2,641,622
0.750%, 2/15/45 TIPS		303,003	264,822
3.000%, 11/15/45		100,000	99,768
U.S. Treasury Notes
2.000%, 1/15/16 TIPS		239,662	239,522
0.125%, 4/15/16 TIPS		323,253	321,989
2.500%, 7/15/16 TIPS		718,397	729,846
2.375%, 1/15/17 TIPS		235,874	241,639
0.125%, 4/15/17 TIPS		806,298	804,133
2.625%, 7/15/17 TIPS		229,510	239,698
1.625%, 1/15/18 TIPS		113,528	117,057
0.125%, 4/15/18 TIPS		1,954,891	1,951,042
0.125%, 4/15/19 TIPS (z)		6,394,626	6,354,491
1.125%, 1/15/21 TIPS		32,618	33,652
0.625%, 7/15/21 TIPS		1,160,786	1,169,253
2.125%, 9/30/21		100,000	101,049
0.125%, 1/15/22 TIPS		73,557	71,390
0.125%, 7/15/22 TIPS		754,995	732,022
0.125%, 1/15/23 TIPS		1,561,056	1,497,355
0.375%, 7/15/23 TIPS		919,800	899,094
0.625%, 1/15/24 TIPS		2,854,096	2,820,837
0.125%, 7/15/24 TIPS		3,205,280	3,047,035
0.375%, 7/15/25 TIPS		1,604,688	1,553,559

			32,405,567

Total Government Securities			66,390,965

Total Long-Term Debt Securities (143.7%) (Cost $78,689,744)			76,909,549

SHORT-TERM INVESTMENTS:
Government Securities (3.3%)
Federal Home Loan Bank
0.16%, 1/14/16 (o)(p)		300,000	299,982
0.15%, 1/25/16 (o)(p)		100,000	99,990
0.15%, 1/26/16 (o)(p)		100,000	99,990
0.14%, 1/27/16 (o)(p)		200,000	199,978
0.14%, 1/29/16 (o)(p)		100,000	99,988
0.14%, 2/10/16 (o)(p)		400,000	399,934
U.S. Treasury Bills
0.07%, 1/14/16 (p)		551,000	550,986

Total Government Securities			1,750,848

	Number of Shares		Value (Note 1)
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, Institutional Class Shares		473,418	473,418

Total Short-Term Investments (4.2%) (Cost $2,224,158)			2,224,266

See Notes to Financial Statements.

1113

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
1 Year Mid-Curve on 3-Month LIBOR Futures March 2016 @ GBP98.88*	16	$3,686
90 Day Sterling Futures December 2016 @ GBP98.50*	52	3,833

Total Options Purchased (0.0%) (Cost $8,490)		7,519

Total Investments Before Options Written (147.9%) (Cost $80,922,392)		79,141,334

OPTIONS WRITTEN:
Call Option Written (0.0%)
1 Year Mid-Curve on 3-Month LIBOR March 2016 @ $99.25*	(16)	(148)

Put Options Written (0.0%)
1 Year Mid-Curve on 3-Month LIBOR Futures March 2016 @ GBP98.63*	(16)	(1,105)
90 Day Sterling Futures December 2016 @ GBP98.00*	(52)	(719)

		(1,824)

Total Options Written (0.0%) (Premiums Received $3,194)		(1,972)

Total Investments after Options Written (147.9%) (Cost $80,919,198)		79,139,362
Other Assets Less Liabilities (-47.9%)		(25,622,073)

Net Assets (100%)		$53,517,289

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $2,861,946 or 5.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $904,602 or 1.7% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $28,225,405 or 52.7% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2015.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
TIPS	— Treasury Inflation Protected Security

Country Diversification As a Percentage of Total Net Assets
Australia	0.5%
Brazil	3.1
Canada	1.3
Cayman Islands	1.9
Denmark	1.0
France	13.2
Germany	3.2
Greece	0.5
Guernsey	1.0
Italy	8.2
Japan	1.3
Luxembourg	1.1
Mexico	1.0
Netherlands	0.8
New Zealand	1.0
Spain	1.8
Sweden	0.9
Switzerland	0.4
United Kingdom	30.2
United States	75.5
Cash and Other	(47.9)

100.0%

See Notes to Financial Statements.

1114

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Notes	21	March-16	$2,490,043	$2,484,727	$(5,316)
Euro-BTP	2	March-16	303,024	299,769	(3,255)

					$(8,571)

Sales
10 Year U.S. Treasury Notes	76	March-16	$9,605,875	$9,568,875	$37,000
90 Day Eurodollar	8	March-16	1,976,648	1,985,300	(8,652)
90 Day Eurodollar	4	June-16	985,697	991,000	(5,303)
90 Day Eurodollar	7	September-16	1,720,797	1,731,363	(10,566)
90 Day Eurodollar	16	December-16	3,937,608	3,950,800	(13,192)
90 Day Eurodollar	5	March-17	1,228,825	1,232,750	(3,925)
Euro-Bund	11	March-16	1,914,961	1,887,815	27,146
U.S. Long Bond	11	March-16	1,688,744	1,691,250	(2,506)
U.S. Ultra Bond	5	March-16	791,636	793,438	(1,802)

					$18,200

					$9,629

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	435	$109,840	$108,966	$874
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,804	455,961	479,313	(23,352)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	901	227,758	238,567	(10,809)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,430	361,332	364,813	(3,481)
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	711	1,048,157	1,061,394	(13,237)
British Pound vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	66	97,297	99,493	(2,196)
British Pound vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	2,876	4,240,353	4,268,465	(28,112)
British Pound vs. U.S. Dollar, expiring 1/6/16	JPMorgan Chase Bank	2,309	3,403,938	3,493,207	(89,269)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	7,531	8,184,830	8,275,584	(90,754)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	222	241,258	241,039	219
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	29	31,516	31,361	155
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	624	678,132	684,524	(6,392)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	200	217,350	217,370	(20)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	964	1,047,627	1,019,044	28,583
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	293	318,716	321,461	(2,745)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	113,100	940,971	934,663	6,308
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	14,000	116,572	113,771	2,801

					$(231,427)

See Notes to Financial Statements.

1115

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 2/11/16	Bank of America	466	$327,332	$338,935	$(11,603)
Australian Dollar vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	15	10,822	10,910	(88)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,487	446,344	375,916	70,428
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	281	71,000	70,942	58
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	843	217,000	213,174	3,826
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	1,804	479,785	455,961	23,824
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	154	39,000	38,899	101
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Bank of America	435	107,860	108,726	(866)
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Deutsche Bank AG	1,430	361,254	357,665	3,589
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	Bank of America	400	101,497	92,225	9,272
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	JPMorgan Chase Bank	300	72,464	69,169	3,295
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	JPMorgan Chase Bank	400	101,061	92,225	8,836
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	100	23,710	22,473	1,237
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	2,100	498,044	471,925	26,119
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	600	137,859	134,836	3,023
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	2,000	470,477	449,452	21,025
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	196	295,446	288,943	6,503
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	197	295,755	290,417	5,338
British Pound vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	3,260	4,915,033	4,806,446	108,587
British Pound vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	2,876	4,268,634	4,240,689	27,945
Canadian Dollar vs. U.S. Dollar, expiring 2/11/16	Bank of America	922	695,152	666,388	28,764
Canadian Dollar vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	43	32,000	30,827	1,173
Danish Krone vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	373	53,000	54,392	(1,392)
Danish Krone vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	3,370	485,729	491,291	(5,562)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	6,739	7,185,526	7,324,123	(138,597)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,494	1,634,551	1,623,604	10,947
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	874	948,945	949,819	(874)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	463	491,198	503,165	(11,967)
European Union Euro vs. U.S. Dollar, expiring 2/2/16	Bank of America	7,531	8,281,458	8,190,630	90,828
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	28,000	228,199	232,955	(4,756)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	85,100	690,287	708,016	(17,729)
Japanese Yen vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	113,100	935,192	941,541	(6,349)
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	2,582	21,000	21,500	(500)
Korean Won vs. U.S. Dollar, expiring 1/21/16	Deutsche Bank AG	2,321	2,000	1,979	21
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	273,043	232,140	232,757	(617)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	148,550	128,000	126,633	1,367
Mexican Peso vs. U.S. Dollar, expiring 3/14/16	Deutsche Bank AG	10,361	593,665	598,178	(4,513)
New Zealand Dollar vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	772	503,404	526,692	(23,288)
New Zealand Dollar vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	48	31,465	32,748	(1,283)
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	Deutsche Bank AG	370	260,676	260,147	529
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	750	86,386	88,947	(2,561)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	695	80,087	82,424	(2,337)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	700	80,322	83,017	(2,695)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	350	40,202	41,508	(1,306)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	1,525	179,585	180,858	(1,273)
Taiwan Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	8,147	249,857	248,137	1,720

					$218,199

					$(13,228)

See Notes to Financial Statements.

1116

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Options Written:

Options written for the year December 31, 2015 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2015	9	$5,348
Options Written	192	37,690
Options Terminated in Closing Purchase Transactions	(117)	(39,844)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2015	84	$3,194

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$2,497,135	$—	$2,497,135
Non-Agency CMO	—	1,060,983	—	1,060,983
Corporate Bonds
Consumer Discretionary	—	846,585	—	846,585
Energy	—	410,858	—	410,858
Financials	—	4,091,917	—	4,091,917
Health Care	—	1,295,109	—	1,295,109
Information Technology	—	100,451	—	100,451
Telecommunication Services	—	215,546	—	215,546
Forward Currency Contracts	—	497,295	—	497,295
Futures	64,146	—	—	64,146
Government Securities
Foreign Governments	—	33,985,398	—	33,985,398
U.S. Treasuries	—	32,405,567	—	32,405,567
Options Purchased
Put Options Purchased	7,519	—	—	7,519
Short-Term Investments	473,418	1,750,848	—	2,224,266

Total Assets	$545,083	$79,157,692	$—	$79,702,775

Liabilities:
Forward Currency Contracts	$—	$(510,523)	$—	$(510,523)
Futures	(54,517)	—	—	(54,517)
Options Written
Call Options Written	(148)	—	—	(148)
Put Options Written	(1,824)	—	—	(1,824)

Total Liabilities	$(56,489)	$(510,523)	$—	$(567,012)

Total	$488,594	$78,647,169	$—	$79,135,763

There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$71,665	*
Foreign exchange contracts	Receivables	497,295

Total		$568,960

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(56,489	)*
Foreign exchange contracts	Payables	(510,523)

Total		$(567,012)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(24,813)	$(277,276)	$—	$(302,089)
Foreign exchange contracts	—	—	1,462,615	1,462,615

Total	$(24,813)	$(277,276)	$1,462,615	$1,160,526

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$247	$81,116	$—	$81,363
Foreign exchange contracts	—	—	(538,150)	(538,150)

Total	$247	$81,116	$(538,150)	$(456,787)

^ This Portfolio held, forward foreign currency contracts for, hedging and in an attempt to enhance returns and held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $51,148,000 during the year ended December 31, 2015, and option contracts with an average notional balance of approximately $7,000 for eleven months during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $30,704,000 during the year ended December 31, 2015.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$223,231	$(223,231)	$—	$—
Credit Suisse	3,981	(3,070)	—	911
Deutsche Bank AG	144,278	(73,331)	(70,947)	—
JPMorgan Chase Bank	125,805	(125,805)	—	—

Total	$497,295	$(425,437)	$(70,947)	$911

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$262,558	$(223,231)	$—	$39,327
Credit Suisse	3,070	(3,070)	—	—
Deutsche Bank AG	73,331	(73,331)	—	—
JPMorgan Chase Bank	171,564	(125,805)	—	45,759

Total	$510,523	$(425,437)	$—	$85,086

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BNP Paribas S.A.	(0.05)%	10/6/2015	1/12/2016	$(127,638)	$(127,299)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(4,569,115)	(4,565,590)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(12,556)	(12,454)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(525,881)	(524,446)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(34,019)	(33,897)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(511,615)	(510,564)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(425,677)	(425,711)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(58,268)	(58,224)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(238,210)	(237,776)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(38,501)	(38,542)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(1,728,857)	(1,728,467)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(96,630)	(96,788)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(1,183,819)	(1,186,145)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(910,296)	(911,899)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(4,089,533)	(4,097,376)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(358,192)	(358,918)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(2,138,575)	(2,142,852)
BNP Paribas S.A.	0.90	11/23/2015	1/6/2016	(3,432,691)	(3,435,861)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(716,354)	(715,511)
BNP Paribas S.A.	1.00	12/2/2015	1/14/2016	(2,139,507)	(2,138,824)
BNP Paribas S.A.	1.10	12/2/2015	1/6/2016	(769,831)	(768,636)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(241,365)	(241,314)
BNP Paribas S.A.	1.10	12/2/2015	1/6/2016	(243,448)	(243,681)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(86,243)	(86,236)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BNP Paribas S.A.	1.15%	12/9/2015	1/14/2016	$(606,919)	$(607,526)
BNP Paribas S.A.	1.00	12/10/2015	1/22/2016	(505,122)	(505,639)

					$(25,800,176)

(2)	The average amount of borrowings while outstanding for 363 days during the year ended December 31, 2015, was approximately $12,902,000 at a weighted average interest rate of 0.28%.
(3)	Payable for sale-buyback transactions includes $11,314 of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2015:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
BNP Paribas S.A.	$(25,800,176)	$25,246,516	$(553,660)

(4)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Sale-Buybacks Accounted for as Secured Borrowings

	December 31, 2015
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$3,251,988	$—	$—	$3,251,988
U.S. Treasury Notes	—	—	—	—	—
Foreign Governments	—	22,548,188	—	—	22,548,188

Total Borrowings	$—	$25,800,176	$—	$—	$25,800,176

Gross amount of recognized liabilities for sale-buybacks					$25,800,176

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$42,966,791
Long-term U.S. government debt securities	33,704,341

$76,671,132

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$18,683,770
Long-term U.S. government debt securities	22,081,738

$40,765,508

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$659,341
Aggregate gross unrealized depreciation	(4,248,006)

Net unrealized depreciation	$(3,588,665)

Federal income tax cost of investments	$82,729,999

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $80,922,392)	$79,141,334
Cash	68,476
Foreign cash (Cost $57,401)	56,587
Cash held as collateral at broker	155,000
Receivable for securities sold	2,230,930
Unrealized appreciation on forward foreign currency contracts	497,295
Dividends, interest and other receivables	210,385
Due from broker for futures variation margin	57,980
Other assets	139

Total assets	82,418,126

LIABILITIES
Payable for sale-buyback financing transactions	25,800,176
Payable for securities purchased	2,393,866
Unrealized depreciation on forward foreign currency contracts	510,523
Payable for return of cash collateral on forward currency contracts	110,000
Investment management fees payable	12,522
Distribution fees payable – Class IB	5,371
Administrative fees payable	4,563
Options written, at value (Premiums received $3,194)	1,972
Trustees’ fees payable	30
Accrued expenses	61,814

Total liabilities	28,900,837

NET ASSETS	$53,517,289

Net assets were comprised of:
Paid in capital	$56,383,147
Accumulated undistributed net investment income (loss)	(36,170)
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(1,796,345)
Net unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	(1,033,343)

Net assets	$53,517,289

Class IB
Net asset value, offering and redemption price per share, $25,419,678 / 2,745,089 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.26

Class K
Net asset value, offering and redemption price per share, $28,097,611 / 3,027,247 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$670,925
Dividends	352

Total income	671,277

EXPENSES
Investment management fees	280,872
Professional fees	73,688
Interest expense	55,765
Distribution fees – Class IB	53,461
Custodian fees	51,000
Administrative fees	47,216
Printing and mailing expenses	3,319
Trustees’ fees	874
Miscellaneous	8,053

Gross expenses	574,248
Less: Waiver from investment manager	(113,993)

Net expenses	460,255

NET INVESTMENT INCOME (LOSS)	211,022

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(2,282,721)
Futures	(277,276)
Foreign currency transactions	2,291,852
Options written	(20,484)

Net realized gain (loss)	(288,629)

Change in unrealized appreciation (depreciation) on:
Investments	(1,513,178)
Futures	81,116
Foreign currency translations	217,128
Options written	1,218

Net change in unrealized appreciation (depreciation)	(1,213,716)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,502,345)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,291,323)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$211,022	$230,045
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	(288,629)	1,044,637
Net change in unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	(1,213,716)	608,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,291,323)	1,883,609

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(325,837)	(617,437)
Class K	(375,840)	(934,606)

	(701,677)	(1,552,043)

Distributions from net realized capital gains
Class IB	(137,620)	—
Class K	(153,630)	—

	(291,250)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(992,927)	(1,552,043)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,767,719 and 1,215,594 shares, respectively ]	17,083,369	12,025,474
Capital shares issued in reinvestment of dividends and distributions [ 49,322 and 64,231 shares, respectively ]	463,457	617,437
Capital shares repurchased [ (514,412) and (242,051) shares, respectively ]	(4,930,655)	(2,401,637)

Total Class IB transactions	12,616,171	10,241,274

Class K
Capital shares sold [ 1,481,358 and 555,167 shares, respectively ]	14,308,246	5,489,660
Capital shares issued in reinvestment of dividends and distributions [ 56,245 and 97,231 shares, respectively ]	529,470	934,606
Capital shares repurchased [ (511,450) and (305,122) shares, respectively ]	(4,951,450)	(3,047,530)

Total Class K transactions	9,886,266	3,376,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	22,502,437	13,618,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,218,187	13,949,576
NET ASSETS:
Beginning of year	33,299,102	19,349,526

End of year (a)	$53,517,289	$33,299,102

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(36,170)	$(333,240)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class IB	2015		2014
Net asset value, beginning of period	$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.06	—	#
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	(0.27)		0.68	(0.59)

Total from investment operations	(0.23)		0.74	(0.59)

Less distributions:
Dividends from net investment income	(0.13)		(0.47)	(0.01)
Distributions from net realized gains	(0.05)		—	—

Total dividends and distributions	(0.18)		(0.47)	(0.01)

Net asset value, end of period	$9.26		$9.67	$9.40

Total return (b)	(2.36)%		7.86%	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,420		$13,949	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.12	%***	1.05%**	1.00%
Before waivers and reimbursements (a)(f)	1.36	%***	1.46%**	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.42%		0.65%	—	%(l)‡‡
Before waivers and reimbursements (a)(f)	0.18%		0.24%	(0.97	)%(l)
Portfolio turnover rate (z)^	66%		92%	555%

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class K	2015		2014
Net asset value, beginning of period	$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05		0.10	0.05
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	(0.26)		0.66	(0.62)

Total from investment operations	(0.21)		0.76	(0.57)

Less distributions:
Dividends from net investment income	(0.13)		(0.49)	(0.03)
Distributions from net realized gains	(0.05)		—	—

Total dividends and distributions	(0.18)		(0.49)	(0.03)

Net asset value, end of period	$9.28		$9.67	$9.40

Total return (b)	(2.15)%		8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,098		$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87	%***	0.80%**	0.75%
Before waivers and reimbursements (a)(f)	1.11	%***	1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.48%		1.00%	0.59	%(l)
Before waivers and reimbursements (a)(f)	0.23%		0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	66%		92%	555%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.05%.
***	Includes Interest Expense of 0.12%.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1124

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(0.33)%	0.23%	1.79%
Portfolio – Class IB Shares	(0.23)	0.20	1.68
Portfolio – Class K Shares**	(0.08)	N/A	0.46
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.07	1.24

*   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.23)% for the year ended December 31, 2015. The Portfolio’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.05% over the same period.

Portfolio Highlights

In 2015, the Portfolio’s holdings in select non-Agency mortgage-backed securities (MBS), duration strategies, and security selection among financial corporate debt produced positive returns. An allocation to the investment-grade corporate sector, primarily among industrials, hurt returns, as those bonds were hurt by concerns about the global economy. Accordingly, the Portfolio performed in line with its primary benchmark.

Portfolio Positioning and Outlook — PIMCO

We expect the world’s major economies to continue converging in 2016 while central bank policies diverge.

In the U.S., our baseline view is above-trend economic growth of 2.0% – 2.5% over the year with headline inflation of 1.5% – 2%. With job growth expected to slow as the economy reaches full employment, personal spending may be tied more closely to real wage gains, which may remain modest. We see the risks biased toward more Federal Reserve rate hikes than the two quarter-point increases which the market currently prices in.

For the eurozone, we anticipate above-trend GDP (gross domestic product) growth of about 1.5%. The European Central Bank’s quantitative easing measures may keep bank lending rates low across both core and peripheral countries, boosting loan growth. While net exports may benefit from the euro weakening to date, slower growth in the eurozone’s major trading partners may limit their contribution to growth.

Our outlook for China is little changed, with expectations for growth around 6% and headline inflation about 2%, which is below consensus estimates. We still believe China possesses the “will and the wallet” to deal with the challenges of slower growth and pivot toward a service economy; however, the task is difficult and policy mistakes may occur along the way.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	0.35
Weighted Average Coupon (%)	1.96
Weighted Average Modified Duration (Years)*	0.05
Weighted Average Rating**	A

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1125

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	33.9%
Asset-Backed and Mortgage-Backed Securities	13.7
Government Securities	12.3
Health Care	7.7
Energy	5.9
Consumer Discretionary	5.1
Telecommunication Services	4.4
Consumer Staples	4.0
Utilities	4.0
Information Technology	3.0
Materials	2.8
Industrials	2.7
Investment Companies	0.1
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$996.72	$4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class IB
Actual	1,000.00	997.75	4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class K
Actual	1,000.00	998.22	3.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.11

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1126

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.7%)
Asset-Backed Securities (6.8%)
ACS Pass Through Trust, Series 2007-1A G1 0.586%, 6/14/37 (b)(l)§	$1,071,503	$1,034,000
Chancelight, Inc., Series 2012-2 A 1.152%, 4/25/39 (l)§	1,736,824	1,716,528
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 A3A 0.502%, 1/25/37 (l)	72,021	45,993
CNH Equipment Trust, Series 2014-B A2 0.480%, 8/15/17	414,014	413,844
Dell Equipment Finance Trust, Series 2014-1 A2 0.640%, 7/22/16§	495,274	495,284
Drug Royalty II LP 2, Series 2014-1 A1 3.139%, 7/15/23 (b)(l)§	1,446,671	1,463,755
EFS Volunteer LLC, Series 2010-1 A1 1.170%, 10/26/26 (l)§	329,985	329,866
EFS Volunteer No. 3 LLC, Series 2012-1 A1 1.022%, 10/25/21 (l)§	864,261	863,947
Ford Credit Auto Owner Trust, Series 2015-C A2A 0.950%, 8/15/18	3,400,000	3,394,536
GSAA Home Equity Trust, Series 2007-6 A4 0.722%, 5/25/47 (l)	297,518	227,745
National Collegiate Student Loan Trust, Series 2005-1 A4 0.662%, 11/27/28 (l)	978,161	964,659
Series 2007-1 A2 0.552%, 11/27/28 (l)	1,279,887	1,273,487
Navient Private Education Loan Trust, Series 2014-CTA A 1.031%, 9/16/24 (l)§	4,345,069	4,292,172
Series 2015-2 A2 0.842%, 8/27/29 (l)	11,000,000	10,842,552
Series 2015-AA A1 0.830%, 12/15/21 (l)§	963,611	960,759
Nelnet Student Loan Trust, Series 2005-3 A5 0.705%, 12/24/35 (l)	5,800,000	5,543,246
Northstar Education Finance, Inc., Series 2012-1 A 1.122%, 12/26/31 (l)§	2,497,653	2,430,190
OneMain Financial Issuance Trust, Series 2015-2A A 2.570%, 7/18/25§	9,000,000	9,036,562
Panhandle-Plains Higher Education Authority, Inc., Series 2010-2 A1 1.742%, 10/1/35 (l)	880,497	882,568

SBA Tower Trust, Series 2014-1A C 2.898%, 10/15/19§	$2,600,000	$2,540,743
SLC Student Loan Trust, Series 2005-2 A2 0.592%, 6/15/22 (l)	580,565	579,932
Series 2006-2 A4 0.592%, 6/15/22 (l)	236,801	236,096
Series 2006-2 A5 0.612%, 9/15/26 (l)	12,750,000	12,365,832
SLM Private Education Loan Trust, Series 2013-C A1 1.181%, 2/15/22 (l)§	1,715,189	1,715,532
SLM Student Loan Trust, Series 2004-10 A5B 0.720%, 4/25/23 (l)§	5,516,527	5,510,667
Series 2005-3 A5 0.410%, 10/25/24 (l)	9,590,474	9,367,510
Series 2008-9 A 1.820%, 4/25/23 (l)	7,049,752	7,052,147
Series 2010-1 A 0.822%, 3/25/25 (l)	5,422,081	5,354,312
Series 2013-3 A2 0.722%, 5/26/20 (l)	7,778,418	7,736,212
SMB Private Education Loan Trust, Series 2015-A A2B 1.330%, 6/15/27 (l)§	10,600,000	10,471,012

		109,141,688

Non-Agency CMO (6.9%)
Alternative Loan Trust, Series 2005-61 2A1 0.702%, 12/25/35 (l)	12,769	11,032
Series 2005-62 2A1 1.257%, 12/25/35 (l)	111,160	90,555
Series 2006-OA22 A1 0.582%, 2/25/47 (l)	383,062	315,371
Series 2007-OA7 A1A 0.602%, 5/25/47 (l)	88,007	73,248
American Home Mortgage Assets Trust, Series 2006-1 2A1 0.612%, 5/25/46 (l)	4,213,722	3,036,574
BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1 A 1.730%, 12/15/31 (l)§	2,000,000	1,998,664
Banc of America Commercial Mortgage, Inc., Series 2006-2 A4 5.834%, 5/10/45 (l)	471,169	473,312
Series 2006-6 A1A 5.347%, 10/10/45	4,975,506	5,053,303
Series 2006-6 A3 5.369%, 10/10/45	101,496	101,515
Series 2007-3 A4 5.558%, 6/10/49 (l)	827,418	852,687
Series 2007-4 A4 5.742%, 2/10/51 (l)	667,773	696,825

See Notes to Financial Statements.

1127

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Banc of America Mortgage Securities, Inc., Series 2004-1 5A1 5A1 6.500%, 9/25/33	$5,006	$5,061
BBCMS Trust, Series 2015-RRI A 1.481%, 5/15/32 (l)§	6,000,000	5,916,139
Series 2015-SLP A 1.441%, 2/15/28 (l)§	13,111,870	12,915,691
BCAP LLC Trust, Series 2006-AA2 A1 0.592%, 1/25/37 (l)	450,190	352,315
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11 1A2 2.581%, 2/25/33 (l)	4,802	4,489
Series 2003-3 3A2 2.609%, 5/25/33 (l)	35,134	34,435
Series 2003-8 2A1 3.059%, 1/25/34 (l)	2,523	2,551
Series 2003-8 4A1 2.868%, 1/25/34 (l)	11,105	10,754
Series 2004-10 21A1 3.106%, 1/25/35 (l)	1,191,719	1,197,876
Series 2005-2 A1 2.680%, 3/25/35 (l)	40,818	40,368
Series 2005-2 A2 2.924%, 3/25/35 (l)	10,512	10,489
Series 2005-5 A1 2.320%, 8/25/35 (l)	69,076	69,217
Series 2005-5 A2 2.480%, 8/25/35 (l)	245,044	241,101
Series 2007-3 1A1 2.802%, 5/25/47 (l)	3,464,459	3,122,624
Bear Stearns Alt-A Trust, Series 2005-4 1A1 0.862%, 4/25/35 (l)	990,094	942,601
Series 2005-7 22A1 2.726%, 9/25/35 (l)	1,195,834	994,839
Bear Stearns ARM Trust, Series 2004-10 15A1 2.842%, 1/25/35 (l)	87,037	85,001
Boca Hotel Portfolio Trust, Series 2013-BOCA A 1.481%, 8/15/26 (b)(l)§	2,741,443	2,740,496
CDGJ Commercial Mortgage Trust, Series 2014-BXCH A 1.730%, 12/15/27 (l)§	4,000,000	3,945,539
Citigroup Mortgage Loan Trust, Inc., Series 2005-11 A1A 2.660%, 5/25/35 (l)	16,073	15,795
Series 2005-11 A2A 2.730%, 10/25/35 (l)	279,321	273,378
Series 2005-12 2A1 1.021%, 8/25/35 (l)§	521,810	401,176
Series 2005-6 A1 2.430%, 9/25/35 (l)	18,060	17,923
Series 2005-6 A2 2.420%, 9/25/35 (l)	88,074	88,865

Series 2009-6 4A1 2.855%, 4/25/37 (l)§	$215,044	$214,627
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3 A5 5.617%, 10/15/48	1,912,467	1,938,418
Series 2007-CD4 A1A 5.289%, 12/11/49 (l)	856,813	875,689
Series 2007-CD4 A4 5.322%, 12/11/49	15,670,528	15,966,173
COMM Mortgage Trust, Series 2014-KYO A 1.201%, 6/11/27 (l)§	500,000	494,171
Commercial Mortgage Trust, Series 2007-GG9 A4 5.444%, 3/10/39	2,929,345	2,998,344
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-30 M 2.716%, 10/19/32 (l)	2,823	2,513
Series 2003-HYB3 7A1 2.621%, 11/19/33 (l)	11,444	11,015
Series 2004-12 11A1 2.766%, 8/25/34 (l)	206,796	185,871
Series 2005-25 A11 5.500%, 11/25/35	296,126	281,992
Series 2005-3 1A2 1A2 0.712%, 4/25/35 (l)	157,294	133,155
Credit Suisse Commercial Mortgage Trust, Series 2006-C2 A1A 5.659%, 3/15/39 (l)	2,225,414	2,226,100
Series 2006-C3 A1A 5.816%, 6/15/38 (l)	652,508	657,043
Series 2006-C5 A3 5.311%, 12/15/39	4,703,605	4,756,507
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1A A 0.824%, 3/25/32 (l)§	701	647
Credit Suisse Mortgage Capital Certificates, Series 2006-C4 A3 5.467%, 9/15/39	1,576,989	1,593,456
Deutsche Alt-A Securities, Inc., Series 2003-3 3A1 5.000%, 10/25/18	101,643	101,569
Series 2005-AR2 7A1 3.050%, 10/25/35 (l)	104,542	86,600
Deutsche Alt-B Securities, Inc., Series 2006-AB4 A1B1 0.522%, 10/25/36 (l)	1,648	1,041
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1 A1 2.345%, 6/25/34 (l)	86,482	82,697
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3 2A1 2.723%, 8/25/35 (l)	139,037	121,688

See Notes to Financial Statements.

1128

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

GE Commercial Mortgage Corp. Trust, Series 2007-C1 A4 5.543%, 12/10/49	$694,195	$712,308
Greenpoint Mortgage Funding Trust, Series 2005-AR5 1A1 0.692%, 11/25/45 (l)	23,638	19,290
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 2.806%, 9/25/35 (l)	67,470	67,118
HarborView Mortgage Loan Trust, Series 2005-2 2A1A 0.622%, 5/19/35 (l)	18,593	15,182
Series 2006-1 2A1A 0.443%, 3/19/36 (l)	130,339	93,879
Hudsons Bay Simon JV Trust, Series 2015-HBFL AFL 1.849%, 8/5/34 (b)(l)§	4,000,000	3,983,952
Indymac Index Mortgage Loan Trust, Series 2004-AR11 2A 2.691%, 12/25/34 (l)	104,266	97,984
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4 5.440%, 6/12/47	3,066,700	3,139,679
Series 2007-LD11 ASB 5.774%, 6/15/49 (l)	373,806	380,429
MASTR Adjustable Rate Mortgages Trust, Series 2004-13 3A7 2.772%, 11/21/34 (l)	68,673	69,977
MASTR Alternative Loan Trust, Series 2003-5 6A1 6.000%, 8/25/33	943,101	991,122
Mellon Residential Funding Corp., Series 2001-TBC1 A1 1.031%, 11/15/31 (l)	31,025	29,305
Merrill Lynch Mortgage Investors, Inc., Series 2005-2 1A 1.904%, 10/25/35 (l)	522,180	500,979
Series 2005-2 2A 2.520%, 10/25/35 (l)	616,919	621,763
Series 2005-2 3A 1.244%, 10/25/35 (l)	108,325	98,572
Series 2005-3 4A 0.672%, 11/25/35 (l)	61,654	56,700
Series 2005-3 5A 0.672%, 11/25/35 (l)	96,436	87,248
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 5.172%, 12/12/49	1,132,690	1,154,303
Morgan Stanley Capital I Trust, Series 2006-HQ9 A4FL 0.465%, 7/12/44 (l)	1,845,932	1,841,831
Series 2007-IQ14 A2 5.610%, 4/15/49	93,217	93,129

Morgan Stanley Re-Remic Trust, Series 2009-GG10 A4A 5.794%, 8/12/45 (l)§	$1,779,207	$1,834,432
MRFC Mortgage Pass-Through Trust, Series 2000-TBC3 A1 0.771%, 12/15/30 (l)	9,023	8,569
RBSCF Trust, Series 2010-RR3 CSCB 5.467%, 9/16/39§	694,195	703,315
Reperforming Loan Remic Trust, Series 2005-R2 1AF1 0.762%, 6/25/35 (l)§	35,827	30,800
Residential Accredit Loans, Inc., Series 2003-QS1 A9 0.972%, 1/25/33 (l)	5,101	5,099
Series 2005-QO1 A1 0.722%, 8/25/35 (l)	28,550	21,653
Securitized Asset Sales, Inc., Series 1993-6 A5 0.473%, 11/26/23 (l)	856	828
Sequoia Mortgage Trust, Series 10 2A1 0.967%, 10/20/27 (l)	3,377	3,160
Series 2003-4 2A1 0.752%, 7/20/33 (l)	1,201,616	1,134,684
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1 4A2 2.586%, 2/25/34 (l)	64,464	62,490
Series 2004-19 2A1 1.657%, 1/25/35 (l)	25,767	20,274
Series 2005-17 3A1 2.586%, 8/25/35 (l)	99,430	92,199
Structured Asset Mortgage Investments II Trust, Series 2004-AR5 1A1 1.062%, 10/19/34 (l)	49,158	46,029
Series 2005-AR5 A1 0.652%, 7/19/35 (l)	109,204	94,242
Series 2005-AR5 A2 0.652%, 7/19/35 (l)	138,137	132,628
Series 2006-AR4 2A1 0.612%, 6/25/36 (l)	30,293	24,990
Series 2006-AR5 1A1 0.632%, 5/25/46 (l)	1,072,450	796,513
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1 A1 1.524%, 1/10/45	281,402	281,726
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31 A5Fl 0.560%, 4/15/47 (l)§	5,000,000	4,838,363
Series 2007-C32 A2 5.708%, 6/15/49 (l)	390,187	392,319
WaMu Commercial Mortgage Securities Trust, Series 2007-SL3 A1A 5.449%, 3/23/45 (l)§	2,836,780	2,865,437

See Notes to Financial Statements.

1129

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

WaMu Mortgage Pass-Through Certificates Trust, Series 2002-AR17 1A 1.457%, 11/25/42 (l)	$4,815	$4,375
Series 2002-AR2 A 1.899%, 2/27/34 (l)	3,046	2,876
Series 2003-AR1 A5 2.183%, 3/25/33 (l)	424,312	424,687
Series 2004-AR1 A 2.439%, 3/25/34 (l)	812,975	813,518
Series 2005-AR13 A1A1 0.712%, 10/25/45 (l)	119,053	110,439
Series 2005-AR15 A1A1 0.682%, 11/25/45 (l)	29,473	27,193
Series 2006-AR15 2A 2.151%, 11/25/46 (l)	24,721	22,259
Series 2006-AR3 A1A 1.257%, 2/25/46 (l)	46,870	42,547
Series 2006-AR7 3A 2.149%, 7/25/46 (l)	128,015	114,031
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S A1 2.743%, 9/25/34 (l)	23,594	23,974
Series 2007-10 1A22 0.922%, 7/25/37(l)	493,981	417,725
WF-RBS Commercial Mortgage Trust, Series 2012-C6 A1 1.081%, 4/15/45	2,032,441	2,028,915

		110,338,164

Total Asset-Backed and Mortgage-Backed Securities		219,479,852

Corporate Bonds (73.5%)
Consumer Discretionary (5.1%)
Automobiles (3.5%)
BMW U.S. Capital LLC
0.756%, 6/2/17 (l)(m)	5,000,000	4,949,411
Daimler Finance North America LLC
0.837%, 3/10/17 (l)§	6,000,000	5,967,624
0.669%, 8/1/17 (l)§	2,500,000	2,479,759
1.044%, 8/3/17 (l)§	5,000,000	4,969,090
0.836%, 3/2/18 (l)§	22,000,000	21,723,359
Volkswagen Group of America Finance LLC
0.598%, 5/23/16 (l)§	5,964,000	5,916,453
0.748%, 5/23/17 (l)§	5,340,000	5,179,481
1.250%, 5/23/17§	4,800,000	4,690,960

		55,876,137

Hotels, Restaurants & Leisure (0.3%)
Marriott International, Inc.
6.200%, 6/15/16	2,531,000	2,586,303
Wyndham Worldwide Corp.
2.500%, 3/1/18	1,406,000	1,401,502

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 3/1/25§	$1,000,000	$885,000

		4,872,805

Household Durables (0.2%)
Whirlpool Corp.
7.750%, 7/15/16	1,200,000	1,238,660
1.650%, 11/1/17	1,000,000	997,362

		2,236,022

Media (0.9%)
Cox Communications, Inc.
5.875%, 12/1/16§	6,000,000	6,205,901
CSC Holdings, Inc. New Term Loan B
2.731%, 4/17/20	1,500,000	1,492,812
NBCUniversal Enterprise, Inc.
1.006%, 4/15/18 (l)§	1,694,000	1,693,480
Scripps Networks Interactive, Inc.
2.800%, 6/15/20	1,000,000	972,512
Time Warner Cable, Inc.
5.850%, 5/1/17	4,150,000	4,335,101

		14,699,806

Specialty Retail (0.2%)
Lowe’s Cos., Inc.
0.907%, 9/10/19 (l)	3,625,000	3,600,940

Total Consumer Discretionary		81,285,710

Consumer Staples (4.0%)
Beverages (0.8%)
SABMiller Holdings, Inc.
2.450%, 1/15/17§	11,180,000	11,303,920
1.019%, 8/1/18 (l)§	2,000,000	1,978,971
2.200%, 8/1/18§	500,000	497,289

		13,780,180

Food & Staples Retailing (0.6%)
Walgreens Boots Alliance, Inc.
0.814%, 5/18/16 (l)	9,800,000	9,782,369

Food Products (1.6%)
ConAgra Foods, Inc.
0.687%, 7/21/16 (l)	21,500,000	21,454,364
Kraft Heinz Foods Co.
1.600%, 6/30/17§	3,600,000	3,586,411

		25,040,775

Tobacco (1.0%)
Reynolds American, Inc.
3.500%, 8/4/16	8,000,000	8,087,243
6.750%, 6/15/17	1,787,000	1,910,333
2.300%, 8/21/17	3,000,000	3,019,076
2.300%, 6/12/18	2,000,000	2,024,047
8.125%, 6/23/19	436,000	516,409

		15,557,108

Total Consumer Staples		64,160,432

See Notes to Financial Statements.

1130

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Energy (5.9%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
1.150%, 12/15/16	$2,000,000	$1,978,999

Oil, Gas & Consumable Fuels (5.8%)
Chevron Corp.
0.892%, 11/15/21 (l)	3,612,000	3,592,936
0.952%, 3/3/22 (l)	15,000,000	14,405,535
ConocoPhillips Co.
1.262%, 5/15/22 (l)	17,950,000	17,620,758
El Paso Natural Gas Co. LLC
5.950%, 4/15/17	2,000,000	2,037,921
Energy Transfer Partners LP
9.700%, 3/15/19	2,000,000	2,230,287
9.000%, 4/15/19	1,500,000	1,680,544
Enterprise Products Operating LLC
3.200%, 2/1/16	3,419,000	3,422,384
Kinder Morgan Energy Partners LP
3.500%, 3/1/16	6,377,000	6,390,525
3.500%, 3/1/21	658,000	595,942
Kinder Morgan Finance Co. LLC
5.700%, 1/5/16	7,700,000	7,699,895
6.000%, 1/15/18§	8,100,000	8,114,165
Kinder Morgan, Inc.
2.000%, 12/1/17	1,000,000	966,700
Magellan Midstream Partners LP
6.550%, 7/15/19	2,000,000	2,207,760
Marathon Oil Corp.
2.700%, 6/1/20	2,500,000	2,210,662
Phillips 66
2.950%, 5/1/17	1,694,000	1,715,684
Pioneer Natural Resources Co.
5.875%, 7/15/16	10,400,000	10,642,696
6.650%, 3/15/17	456,000	479,980
Regency Energy Partners LP/Regency Energy Finance Corp.
5.750%, 9/1/20	2,000,000	1,965,376
Southwestern Energy Co.
3.300%, 1/23/18	2,500,000	1,986,531
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	3,086,000	3,172,464

		93,138,745

Total Energy		95,117,744

Financials (33.9%)
Banks (12.7%)
American Express Bank FSB
0.617%, 6/12/17 (l)	1,775,000	1,763,457
Bank of America Corp.
1.003%, 8/25/17 (l)	2,000,000	1,994,152
6.875%, 4/25/18	1,500,000	1,657,553
5.650%, 5/1/18	7,600,000	8,180,721
BB&T Corp.
0.989%, 2/1/19 (l)	4,138,000	4,101,260
1.036%, 1/15/20 (l)	20,000,000	19,798,158
Capital One N.A./Virginia 1.514%, 8/17/18 (l)	15,000,000	15,110,085

Citigroup, Inc.
0.747%, 6/9/16 (l)	$13,200,000	$13,160,147
1.630%, 10/26/20 (l)	7,800,000	7,890,617
Citizens Bank N.A./Rhode Island 1.600%, 12/4/17	20,000,000	19,797,604
JPMorgan Chase & Co.
2.000%, 8/15/17	800,000	803,457
0.924%, 3/1/18 (l)	21,000,000	20,843,934
1.271%, 1/23/20 (l)	3,000,000	3,005,185
1.529%, 10/29/20 (l)	11,000,000	11,068,750
MUFG Union Bank N.A. 0.734%, 5/5/17 (l)	15,000,000	14,938,591
Regions Bank/Alabama
7.500%, 5/15/18	395,000	439,257
2.250%, 9/14/18	7,000,000	7,006,515
U.S. Bancorp 0.720%, 4/25/19 (l)	8,000,000	7,952,305
U.S. Bank N.A./Ohio 0.803%, 10/28/19 (l)	7,000,000	6,946,824
Wachovia Corp. 0.691%, 10/15/16 (l)	2,000,000	1,994,729
Wells Fargo & Co.
0.902%, 9/14/18 (l)	36,000,000	35,708,292
1.200%, 7/22/20 (l)	300,000	298,920

		204,460,513

Capital Markets (2.8%)
Goldman Sachs Group, Inc.
1.476%, 4/23/20 (l)	25,300,000	25,281,025
1.712%, 9/15/20 (l)	3,100,000	3,107,750
2.012%, 11/29/23 (l)	13,376,000	13,452,740
USAA Capital Corp. 2.450%, 8/1/20 (b)§	2,800,000	2,797,384

		44,638,899

Consumer Finance (14.2%)
American Express Credit Corp.
1.082%, 3/18/19 (l)	18,000,000	17,800,004
1.137%, 5/26/20 (l)	16,100,000	15,959,125
1.552%, 9/14/20 (l)	4,000,000	4,011,000
American Honda Finance Corp.
2.125%, 2/28/17§	5,413,000	5,465,606
0.781%, 7/13/18 (l)	4,600,000	4,583,717
Ford Motor Credit Co. LLC
1.500%, 1/17/17	1,000,000	993,630
0.982%, 9/8/17 (l)	2,220,000	2,188,379
1.332%, 3/12/19 (l)	29,100,000	28,285,704
General Motors Financial Co., Inc.
4.750%, 8/15/17	6,475,000	6,693,531
3.000%, 9/25/17	1,400,000	1,408,750
1.681%, 4/10/18 (l)	1,200,000	1,188,480
6.750%, 6/1/18	900,000	982,125
2.388%, 1/15/19 (l)	5,000,000	5,027,900
1.881%, 1/15/20 (l)	17,400,000	17,104,026
HSBC Finance Corp. 0.844%, 6/1/16 (l)	5,137,000	5,129,619
HSBC USA, Inc. 0.969%, 11/13/19 (l)	45,000,000	44,414,419
Hyundai Capital America
3.750%, 4/6/16 (m)	500,000	502,563
1.875%, 8/9/16§	2,600,000	2,604,225
1.450%, 2/6/17§	9,500,000	9,436,208
4.000%, 6/8/17§	3,480,000	3,571,872

See Notes to Financial Statements.

1131

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Nissan Motor Acceptance Corp.
1.000%, 3/15/16§	$972,000	$972,264
1.303%, 9/26/16 (l)§	1,500,000	1,500,597
1.950%, 9/12/17§	19,923,000	19,966,619
PACCAR Financial Corp. 1.400%, 11/17/17	13,100,000	13,034,138
Synchrony Financial 1.564%, 2/3/20 (l)	11,040,000	10,895,373
Toyota Motor Credit Corp. 0.872%, 3/12/20 (l)	4,945,000	4,883,394

		228,603,268

Diversified Financial Services (1.7%)
Bank of America N.A. 0.902%, 6/5/17 (l)	18,000,000	17,938,890
Bear Stearns Cos. LLC
6.400%, 10/2/17	2,000,000	2,153,321
4.650%, 7/2/18	2,875,000	3,053,565
Denali Borrower LLC/Denali Finance Corp. 5.625%, 10/15/20§	3,900,000	4,075,500

		27,221,276

Insurance (0.5%)
Jackson National Life Global Funding 1.250%, 2/21/17§	5,000,000	4,979,813
Reliance Standard Life Global Funding II 2.150%, 10/15/18 (b)§	3,500,000	3,470,600

		8,450,413

Real Estate Investment Trusts (REITs) (0.9%)
American Tower Corp. 2.800%, 6/1/20	4,000,000	3,950,224
ERP Operating LP 5.375%, 8/1/16	3,000,000	3,068,377
HCP, Inc. 3.750%, 2/1/16	4,295,000	4,302,745
Ventas Realty LP 1.550%, 9/26/16	3,000,000	3,000,858
Weyerhaeuser Co. 6.950%, 8/1/17	902,000	964,735

		15,286,939

Thrifts & Mortgage Finance (1.1%)
Santander Bank N.A. 1.251%, 1/12/18 (l)	17,200,000	17,038,043

Total Financials		545,699,351

Health Care (7.7%)
Biotechnology (3.0%)
Amgen, Inc.
2.500%, 11/15/16	5,189,000	5,255,896
0.758%, 5/22/17 (l)	14,500,000	14,443,817
5.850%, 6/1/17	4,583,000	4,848,070
0.978%, 5/22/19 (l)	1,000,000	992,183
EMD Finance LLC 0.876%, 3/17/17 (l)§	18,000,000	17,944,906
Gilead Sciences, Inc. 3.050%, 12/1/16	4,272,000	4,349,065

		47,833,937

Health Care Equipment & Supplies (0.8%)
Medtronic, Inc. 1.312%, 3/15/20 (l)	$10,920,000	$10,851,978
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	3,000,000	2,958,580

		13,810,558

Health Care Providers & Services (1.2%)
Sutter Health 1.090%, 8/15/53	3,471,000	3,344,418
UnitedHealth Group, Inc.
0.765%, 1/17/17 (l)	4,100,000	4,101,968
1.400%, 12/15/17	12,500,000	12,438,125

		19,884,511

Life Sciences Tools & Services (0.7%)
Thermo Fisher Scientific, Inc.
2.250%, 8/15/16	8,784,000	8,826,241
1.300%, 2/1/17	2,000,000	1,993,037

		10,819,278

Pharmaceuticals (2.0%)
Actavis, Inc. 1.875%, 10/1/17	4,194,000	4,183,755
Allergan, Inc. 5.750%, 4/1/16	10,500,000	10,612,464
Mylan, Inc.
1.800%, 6/24/16	5,450,000	5,448,383
1.350%, 11/29/16	3,560,000	3,532,522
Roche Holdings, Inc. 0.943%, 9/30/19 (l)§	8,000,000	7,920,394

		31,697,518

Total Health Care		124,045,802

Industrials (2.7%)
Airlines (0.4%)
Continental Airlines, Inc. Series 2009-1 9.000%, 7/8/16	3,755,623	3,861,231
Southwest Airlines Co. 2.650%, 11/5/20	2,000,000	1,985,800
United Airlines, Inc. Series 2009-2 A 9.750%, 1/15/17	1,183,109	1,248,180

		7,095,211

Commercial Services & Supplies (0.5%)
President and Fellows of Harvard College
6.000%, 1/15/19§	6,150,000	6,879,857
6.300%, 10/1/37	1,875,000	1,901,262

		8,781,119

Construction & Engineering (0.1%)
SBA Tower Trust
5.101%, 4/17/17§	300,000	303,715
3.598%, 4/15/18 (b)§	1,300,000	1,295,325

		1,599,040

See Notes to Financial Statements.

1132

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Road & Rail (1.3%)
ERAC USA Finance LLC 6.200%, 11/1/16 (b)§	$8,550,000	$8,883,962
Norfolk Southern Corp. 7.700%, 5/15/17	2,499,000	2,699,161
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, 3/15/16§	8,957,000	8,976,312

		20,559,435

Trading Companies & Distributors (0.4%)
International Lease Finance Corp. 5.750%, 5/15/16	5,760,000	5,824,800

Total Industrials		43,859,605

Information Technology (3.0%)
Communications Equipment (0.2%)
QUALCOMM, Inc. 0.920%, 5/20/20 (l)	3,000,000	2,938,050

Internet Software & Services (0.8%)
eBay, Inc.
0.523%, 7/28/17 (l)	3,000,000	2,960,039
0.809%, 8/1/19 (l)	9,585,000	9,326,245

		12,286,284

IT Services (0.0%)
Xerox Corp. 2.950%, 3/15/17	740,000	743,196

Semiconductors & Semiconductor Equipment (0.1%)
Broadcom Corp. 2.500%, 8/15/22	1,300,000	1,293,122

Software (1.0%)
Oracle Corp. 0.828%, 10/8/19 (l)	17,200,000	17,104,082

Technology Hardware, Storage & Peripherals (0.9%)
Dell International LLC, Term Loan B-2 4.000%, 4/29/20	4,492,481	4,460,036
Hewlett Packard Enterprise Co.
2.353%, 10/5/17 (l)§	4,700,000	4,707,111
2.543%, 10/5/18 (l)§	4,700,000	4,722,747

		13,889,894

Total Information Technology		48,254,628

Materials (2.8%)
Chemicals (0.3%)
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 1.079%, 5/1/20 (l)§	3,500,000	3,480,463
Dow Chemical Co. 8.550%, 5/15/19	500,000	589,609

		4,070,072

Construction Materials (0.1%)
CRH America, Inc. 8.125%, 7/15/18	1,200,000	1,363,916

Metals & Mining (1.4%)
Freeport-McMoRan, Inc.
2.150%, 3/1/17	$2,000,000	$1,800,000
2.300%, 11/14/17	1,000,000	845,000
Glencore Funding LLC
1.567%, 5/27/16 (l)§	11,285,000	11,048,438
1.700%, 5/27/16§	9,324,000	9,114,210

		22,807,648

Paper & Forest Products (1.0%)
Georgia-Pacific LLC
2.539%, 11/15/19§	10,420,000	10,311,020
5.400%, 11/1/20§	5,736,000	6,314,858

		16,625,878

Total Materials		44,867,514

Telecommunication Services (4.4%)
Diversified Telecommunication Services (4.4%)
AT&T, Inc.
1.162%, 3/11/19 (l)	6,218,000	6,182,298
1.533%, 6/30/20 (l)	4,000,000	3,987,828
BellSouth LLC 4.821%, 4/26/16§	21,000,000	21,257,239
Verizon Communications, Inc.
2.252%, 9/14/18 (l)	29,350,000	30,012,418
1.296%, 6/17/19 (l)	9,065,000	8,999,879

		70,439,662

Wireless Telecommunication Services (0.0%)
T-Mobile USA, Inc., Term Loan B 3.500%, 10/28/22	800,000	799,000

Total Telecommunication Services		71,238,662

Utilities (4.0%)
Electric Utilities (3.3%)
Dayton Power & Light Co. 1.875%, 9/15/16	2,500,000	2,501,721
Duke Energy Carolinas LLC 1.750%, 12/15/16	3,471,000	3,489,819
Duke Energy Progress LLC
0.652%, 3/6/17 (l)	1,750,000	1,743,631
0.570%, 11/20/17 (l)	9,000,000	8,905,684
Energy Future, DIP Term Loan 4.250%, 6/19/16	2,000,000	1,983,334
Exelon Corp. 1.550%, 6/9/17	1,900,000	1,888,601
FirstEnergy Corp. 2.750%, 3/15/18	900,000	906,362
Jersey Central Power & Light Co. 5.625%, 5/1/16	5,345,000	5,413,218
Kentucky Power Co. 6.000%, 9/15/17§	13,900,000	14,799,181
OGE Energy Corp. 0.932%, 11/24/17 (l)	10,000,000	9,960,864
West Penn Power Co. 5.950%, 12/15/17 (b)§	1,000,000	1,070,565

		52,662,980

See Notes to Financial Statements.

1133

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Gas Utilities (0.3%)
Dominion Gas Holdings LLC 2.500%, 12/15/19	$4,300,000	$4,294,619

Multi-Utilities (0.4%)
Consumers Energy Co. 5.500%, 8/15/16	1,025,000	1,050,559
Dominion Resources, Inc.
1.950%, 8/15/16	1,774,000	1,778,451
1.400%, 9/15/17	4,254,000	4,206,862

		7,035,872

Total Utilities		63,993,471

Total Corporate Bonds		1,182,522,919

Government Securities (12.0%)
Agency ABS (0.6%)
Arkansas Student Loan Authority Series 2010-1 1.293%, 11/25/43 (l)	1,445,452	1,427,172
Massachusetts Educational Financing Authority Series 2008-1 A1 1.270%, 4/25/38 (l)	340,401	341,793
National Credit Union Administration Guaranteed Notes, Class A Series 2010-A1 A 0.637%, 12/7/20 (l)	1,065,743	1,067,750
SBA Small Business Investment Cos. Series 2008-P10A 1 5.902%, 2/10/18	105,455	111,895
United States Small Business Administration Series 2003-20I 1 5.130%, 9/1/23	3,021	3,265
Series 2004-20C 1 4.340%, 3/1/24	34,982	36,609
Series 2005-20B 1 4.625%, 2/1/25	40,435	42,796
Series 2008-20G 1 5.870%, 7/1/28	3,397,816	3,807,314
Series 2008-20H 1 6.020%, 8/1/28	3,194,590	3,618,890

		10,457,484

Agency CMO (5.2%)
Federal Home Loan Mortgage Corp.
1.286%, 8/25/19 IO (l)	63,731,333	2,684,389
0.481%, 10/15/20 (l)	348,793	348,765
2.615%, 11/1/23 (l)	2,599	2,694
0.631%, 8/15/25 (l)	1,252,230	1,257,852
6.500%, 4/15/29	7,429	8,504
0.681%, 12/15/29 (l)	1,299	1,297
2.526%, 1/1/34 (l)	14,888	15,769
0.731%, 7/15/34 (l)	2,132,806	2,139,840
2.640%, 3/1/35 (l)	54,532	57,872
2.375%, 10/1/35 (l)	3,008	3,153
2.606%, 10/1/35 (l)	10,338	10,924
2.676%, 11/1/35 (l)	13,787	14,592
2.112%, 7/1/36 (l)	577,467	604,625
2.237%, 9/1/36 (l)	714,212	747,723
0.731%, 9/15/36 (l)	42,307	42,422

2.409%, 10/1/36 (l)	$266,574	$280,580
0.711%, 11/15/36 (l)	23,551	23,631
0.810%, 11/15/36 (l)	667,066	671,328
0.831%, 7/15/39 (l)	177,241	178,145
0.831%, 2/15/41 (l)	950,596	957,716
0.750%, 4/15/41 (l)	764,048	767,283
0.781%, 9/15/41 (l)	1,550,883	1,556,177
6.500%, 7/25/43	4,800	5,497
0.731%, 12/15/43 (l)	23,325,802	23,368,954
1.443%, 10/25/44 (l)	437,074	445,507
1.443%, 2/25/45 (l)	562,494	571,125
Federal National Mortgage Association
0.892%, 1/1/21 (l)	3,192,185	3,222,328
2.614%, 11/1/34 (l)	365,168	387,536
1.959%, 1/1/35 (l)	8,361	8,721
0.722%, 5/25/35 (l)	57,926	57,998
2.326%, 5/25/35 (l)	157,838	164,528
2.278%, 7/1/35 (l)	83,963	88,035
4.697%, 12/1/35 (l)	87,635	92,302
2.505%, 1/1/36 (l)	49,423	52,450
5.279%, 3/1/36 (l)	67,700	71,115
5.800%, 3/1/36 (l)	88,418	93,834
0.872%, 6/25/36 (l)	2,707,330	2,724,777
0.281%, 12/25/36 (l)	22,365	21,913
0.962%, 7/25/37 (l)	680,559	686,464
0.397%, 10/27/37 (l)	3,094,221	3,063,363
1.102%, 12/25/37 (l)	1,499,468	1,521,251
1.002%, 6/25/41 (l)	2,300,823	2,324,601
0.972%, 9/25/41 (l)	3,924,989	3,957,581
0.772%, 5/25/42 (l)	25,703	25,624
0.872%, 6/25/42 (l)	948,799	949,133
1.443%, 3/1/44 (l)	267,406	272,632
1.443%, 7/1/44 (l)	3,594	3,644
1.443%, 10/1/44 (l)	20,182	20,470
Government National Mortgage Association
0.892%, 2/20/62 (l)	8,633,342	8,652,133
1.242%, 2/20/62 (l)	4,200,984	4,265,109
0.742%, 4/20/62 (l)	4,298,761	4,290,654
0.762%, 4/20/62 (l)	3,527,419	3,523,408
National Credit Union Administration Guaranteed Notes Series 2010-R3 2A
0.829%, 12/8/20 (l)	6,672,340	6,702,052

		84,010,020

Municipal Bonds (1.0%)
City of New York, New York Taxable, General Obligation Bonds, Series A
2.560%, 8/1/17	1,390,000	1,419,510
New Jersey State Turnpike Authority Turnpike Revenue Unrefunded Balance Taxable, Series B, AMBAC
4.252%, 1/1/16	610,000	610,061
North Carolina Medical Care Commission various Refunding Wake Forest, Revenue Refunding Bonds, Series 2012C
0.750%, 12/1/33 (l)	310,000	308,438

See Notes to Financial Statements.

1134

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Regents of the University of California, General Revenue Bonds, Series Y-1
0.744%, 7/1/41 (l)	$2,400,000	$2,399,280
Riverside County Public Financing Authority, 2014 Tax Allocation Revenue Bonds, Series A, Class T
2.743%, 9/1/18	300,000	300,726
Riverside County Public Financing Authority, 2014 Tax Allocation Revenue Bonds, Series A-T, Class T
1.511%, 9/1/16	1,000,000	999,860
South Dakota Educational Enhancement Funding Corp., Series 2013A
1.551%, 6/1/16	695,000	695,890
State of Texas Veterans Bonds, Taxable Refunding, Series 2014C-2
0.594%, 6/1/17 (l)	1,845,000	1,850,018
Successor Agency to the Inland Valley Development Agency Tax Allocation Refunding Bonds, Series 2014B, AGM
2.945%, 3/1/19	500,000	503,065
3.195%, 9/1/19	500,000	506,455
Tobacco Settlement Finance Authority of West Virginia, Series A
7.467%, 6/1/47	830,000	717,244
Tri-County Metropolitan Transportation District Oregon Payroll Tax and Grant Receipt, Revenue Bonds, Series 2013
3.000%, 11/1/16	3,470,000	3,473,921
University of Massachusetts Building Authority, Refunding Revenue Bonds, Senior Series 2014-A
1.311%, 11/1/17	1,800,000	1,804,644

		15,589,112

Supranational (0.2%)
Corp. Andina de Fomento
3.750%, 1/15/16	3,000,000	2,992,500

U.S. Government Agency (0.1%)
Federal National Mortgage Association
1.750%, 6/8/18	1,500,000	1,504,164

U.S. Treasuries (4.9%)
U.S. Treasury Notes
0.875%, 9/15/16	9,530,000	9,542,145
0.428%, 10/31/17 (l)	23,700,000	23,674,015
0.125%, 4/15/20 TIPS#	45,804,462	45,241,860

		78,458,020

Total Government Securities		193,011,300

Total Long-Term Debt Securities (99.2%) (Cost $1,606,817,771)		1,595,014,071

SHORT-TERM INVESTMENTS:
Commercial Paper (0.3%)
Entergy Corp.
0.93%, 1/11/16 (n)(p)	$5,600,000	$5,598,414

Government Security (0.3%)
Federal Home Loan Bank
0.16%, 1/4/16 (o)(p)	4,400,000	4,399,924

	Number of Shares	Value (Note 1)
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,914,208	1,914,208

Total Short-Term Investments (0.7%) (Cost $11,912,627)		11,912,546

Total Investments Before Options Written (99.9%) (Cost $1,618,730,398)		1,606,926,617

	Number of Contracts	Value (Note 1)
OPTIONS WRITTEN:
Call Options Written (-0.2%)
Eurodollar
June 2016 @ $98.75*	(1,309)	(1,161,738)
December 2016 @ $98.75*	(3,443)	(1,613,906)

		(2,775,644)

Put Option Written (-0.1%)
Eurodollar
December 2016 @ $98.75*	(3,443)	(1,441,756)

Total Options Written (-0.3%) (Premiums Received $6,030,391)		(4,217,400)

Total Investments after Options Written (99.6%) (Cost $1,612,700,007)		1,602,709,217
Other Assets Less Liabilities (0.4%)		5,756,989

Net Assets (100%)		$1,608,466,206

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $368,807,320 or 22.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $7,460,229.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $26,740,039 or 1.7% of net assets.

See Notes to Financial Statements.

1135

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $5,451,974 or 0.3% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.

Glossary:
ABS	—	Asset-Backed Security
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
CMO	—	Collateralized Mortgage Obligation
IO	—	Interest Only
TIPS	—	Treasury Inflation Protected Security

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Notes	590	March-16	$69,964,240	$69,808,984	$155,256
90 Day Eurodollar	1,004	September-18	246,311,110	245,904,700	406,410
90 Day Eurodollar	610	December-18	149,394,173	149,282,250	111,923

					$673,589

Options Written:

Options written for the year ended December 31, 2015 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2015	—	$—
Options Written	20,308	13,494,588
Options Terminated in Closing Purchase Transactions	(12,113)	(7,464,197)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2015	8,195	$6,030,391

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$109,141,688	$—	$109,141,688
Non-Agency CMO	—	110,338,164	—	110,338,164

See Notes to Financial Statements.

1136

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Corporate Bonds
Consumer Discretionary	$—	$81,285,710	$—	$81,285,710
Consumer Staples	—	64,160,432	—	64,160,432
Energy	—	95,117,744	—	95,117,744
Financials	—	545,699,351	—	545,699,351
Health Care	—	124,045,802	—	124,045,802
Industrials	—	43,859,605	—	43,859,605
Information Technology	—	48,254,628	—	48,254,628
Materials	—	44,867,514	—	44,867,514
Telecommunication Services	—	71,238,662	—	71,238,662
Utilities	—	63,993,471	—	63,993,471
Futures	673,589	—	—	673,589
Government Securities
Agency ABS	—	10,457,484	—	10,457,484
Agency CMO	—	84,010,020	—	84,010,020
Municipal Bonds	—	15,589,112	—	15,589,112
Supranational	—	2,992,500	—	2,992,500
U.S. Government Agencies	—	1,504,164	—	1,504,164
U.S. Treasuries	—	78,458,020	—	78,458,020
Short-Term Investments	1,914,208	9,998,338	—	11,912,546

Total Assets	$2,587,797	$1,605,012,409	$—	$1,607,600,206

Liabilities:
Options Written
Call Options Written	(2,775,644)	—	—	(2,775,644)
Put Options Written	(1,441,756)	—	—	(1,441,756)

Total Liabilities	$(4,217,400)	$—	$—	$(4,217,400)

Total	$(1,629,603)	$1,605,012,409	$—	$1,603,382,806

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$673,589	*

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(4,217,400)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Total
Interest rate contracts	$2,450,516	$(7,370,631)	$(4,920,115)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Total
Interest rate contracts	$1,812,991	$1,317,834	$3,130,825

^ This Portfolio held futures contracts for hedging and in an attempt to enhance returns and held options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option and futures contracts with an average notional balance of approximately $5,597,000 and $750,547,000, respectively, during the year ended December 31, 2015.

The average amount of borrowings while outstanding for 286 days during the the year ended December 31, 2015 was approximately $70,556,000 at a weighted average interest rate of 0.25%.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$867,952,337
Long-term U.S. government debt securities	1,160,809,221

$2,028,761,558

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,249,069,958
Long-term U.S. government debt securities	1,136,879,062

$2,385,949,020

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,362,117
Aggregate gross unrealized depreciation	(16,413,072)

Net unrealized depreciation	$(12,050,955)

Federal income tax cost of investments	$1,618,977,572

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,618,730,398)	$1,606,926,617
Cash	949,489
Foreign cash (Cost $1)	1
Dividends, interest and other receivables	6,735,237
Due from broker for futures variation margin	531,869
Receivable from Separate Accounts for Trust shares sold	361,902
Receivable for securities sold	348,280
Receivable for forward commitments	10,889
Other assets	5,365

Total assets	1,615,869,649

LIABILITIES
Options written, at value (Premiums received $6,030,391)	4,217,400
Payable for securities purchased	993,750
Payable to Separate Accounts for Trust shares redeemed	838,369
Investment management fees payable	656,379
Administrative fees payable	138,690
Distribution fees payable – Class IB	27,534
Distribution fees payable – Class IA	9,226
Other liabilities	127,656
Accrued expenses	394,439

Total liabilities	7,403,443

NET ASSETS	$1,608,466,206

Net assets were comprised of:
Paid in capital	$1,887,656,223
Accumulated undistributed net investment income (loss)	148,715
Accumulated undistributed net realized gain (loss) on investments, options written and futures	(269,893,875)
Net unrealized appreciation (depreciation) on investments, options written and futures	(9,444,857)

Net assets	$1,608,466,206

Class IA
Net asset value, offering and redemption price per share, $43,565,116 / 4,457,372 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.77

Class IB
Net asset value, offering and redemption price per share, $129,652,412 / 13,244,195 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

Class K
Net asset value, offering and redemption price per share, $1,435,248,678 / 146,855,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$20,973,575
Dividends	2,826
Other income	1,587,202

Total income	22,563,603

EXPENSES
Investment management fees	8,534,401
Administrative fees	1,786,751
Distribution fees – Class IB	336,696
Interest expense	131,946
Distribution fees – Class IA	110,074
Professional fees	84,785
Custodian fees	82,000
Printing and mailing expenses	75,089
Trustees’ fees	37,253
Miscellaneous	68,518

Gross expenses	11,247,513
Less: Waiver from investment manager	(39,804)

Net expenses	11,207,709

NET INVESTMENT INCOME (LOSS)	11,355,894

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	1,207,596
Futures	(7,370,631)
Options written	2,450,516

Net realized gain (loss)	(3,712,519)

Change in unrealized appreciation (depreciation) on:
Investments	(11,775,642)
Futures	1,317,834
Options written	1,812,991
Securities sold short	507

Net change in unrealized appreciation (depreciation)	(8,644,310)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,356,829)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,000,935)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,355,894	$7,070,012
Net realized gain (loss) on investments, options written and futures	(3,712,519)	(2,003,738)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written and futures	(8,644,310)	(1,678,429)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,000,935)	3,387,845

DIVIDENDS:
Dividends from net investment income
Class IA	(210,842)	(175,204)
Class IB	(629,604)	(551,252)
Class K	(10,604,316)	(11,106,489)

TOTAL DIVIDENDS:	(11,444,762)	(11,832,945)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,011,283 and 1,258,899 shares, respectively ]	9,946,397	12,475,909
Capital shares issued in reinvestment of dividends [ 21,581 and 17,780 shares, respectively ]	210,842	175,204
Capital shares repurchased [ (1,098,665) and (1,578,671) shares, respectively ]	(10,805,975)	(15,642,800)

Total Class IA transactions	(648,736)	(2,991,687)

Class IB
Capital shares sold [ 1,167,453 and 1,830,798 shares, respectively ]	11,498,506	18,168,335
Capital shares issued in reinvestment of dividends [ 64,340 and 55,854 shares, respectively ]	629,604	551,252
Capital shares repurchased [ (2,251,586) and (2,769,652) shares, respectively ]	(22,181,830)	(27,485,866)

Total Class IB transactions	(10,053,720)	(8,766,279)

Class K
Capital shares sold [ 2,072,136 and 6,518,906 shares, respectively ]	20,406,154	64,638,460
Capital shares issued in reinvestment of dividends [ 1,085,560 and 1,127,433 shares, respectively ]	10,604,316	11,106,489
Capital shares repurchased [ (31,108,056) and (34,386,390) shares, respectively ]	(306,206,649)	(341,059,337)

Total Class K transactions	(275,196,179)	(265,314,388)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(285,898,635)	(277,072,354)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(298,344,332)	(285,517,454)
NET ASSETS:
Beginning of year	1,906,810,538	2,192,327,992

End of year (a)	$1,608,466,206	$1,906,810,538

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$148,715	$—

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015		2014	2013	2012	2011
Net asset value, beginning of year	$9.85		$9.90	$9.97	$9.88	$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.01	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, options written and futures	(0.07)		(0.02)	(0.05)	0.10	(0.06)

Total from investment operations	(0.03)		(0.01)	— #	0.15	0.01

Less distributions:
Dividends from net investment income	(0.05)		(0.04)	(0.07)	(0.06)	(0.08)

Net asset value, end of year	$9.77		$9.85	$9.90	$9.97	$9.88

Total return	(0.33)%		(0.11)%	0.03%	1.48%	0.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,565		$44,548	$47,750	$49,291	$48,992
Ratio of expenses to average net assets:
After waivers (f)	0.86	%**	0.85%	0.85%	0.84%	0.58%
Before waivers (f)	0.86	%**	0.85%	0.85%	0.84%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.42	%(aa)	0.12%	0.54%	0.51%	0.70%
Before waivers (f)	0.42	%(aa)	0.12%	0.54%	0.51%	0.70%
Portfolio turnover rate^	119%		100%	475%	189%	210%

	Year Ended December 31,
Class IB	2015		2014	2013	2012	2011
Net asset value, beginning of year	$9.86		$9.91	$9.98	$9.89	$9.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.01	0.06	0.05	0.04
Net realized and unrealized gain (loss) on investments, securities sold short, options written and futures	(0.06)		(0.02)	(0.06)	0.10	(0.06)

Total from investment operations	(0.02)		(0.01)	— #	0.15	(0.02)

Less distributions:
Dividends from net investment income	(0.05)		(0.04)	(0.07)	(0.06)	(0.05)

Net asset value, end of year	$9.79		$9.86	$9.91	$9.98	$9.89

Total return	(0.23)%		(0.11)%	0.03%	1.48%	(0.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$129,652		$140,708	$150,135	$1,223,829	$1,356,452
Ratio of expenses to average net assets:
After waivers (f)	0.86	%**	0.85%	0.85%	0.84%	0.83%
Before waivers (f)	0.86	%**	0.85%	0.85%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.42	%(bb)	0.06%	0.64%	0.50%	0.45%
Before waivers (f)	0.42	%(bb)	0.05%	0.64%	0.50%	0.45%
Portfolio turnover rate^	119%		100%	475%	189%	210%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					August 26, 2011* to December 31, 2011
Class K	2015		2014	2013	2012
Net asset value, beginning of period	$9.85		$9.90	$9.97	$9.88	$9.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.04	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, options written and futures	(0.08)		(0.03)	(0.05)	0.09	(0.03)

Total from investment operations	(0.01)		0.01	0.03	0.17	(0.01)

Less distributions:
Dividends from net investment income	(0.07)		(0.06)	(0.10)	(0.08)	(0.07)

Net asset value, end of year	$9.77		$9.85	$9.90	$9.97	$9.88

Total return (b)	(0.08)%		0.14%	0.28%	1.74%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,435,249		$1,721,555	$1,994,443	$1,942,891	$1,950,832
Ratio of expenses to average net assets:
After waivers (f)	0.61	%**	0.60%	0.60%	0.59%	0.58%
Before waivers (f)	0.61	%**	0.60%	0.60%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.67	%(cc)	0.37%	0.79%	0.75%	0.71%
Before waivers (f)	0.66	%(cc)	0.37%	0.79%	0.75%	0.71%
Portfolio turnover rate^	119%		100%	475%	189%	210%
*	Commencement of Operations.
**	Includes Interest Expense of 0.01%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(bb)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.58% after waivers and 0.57% before waivers.

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.28%	0.98%	1.96%
Portfolio – Class IB Shares	0.16	0.91	1.81
Portfolio – Class K Shares*	0.42	N/A	1.48
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	3.71
* Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.28% for the year ended December 31, 2015. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index, returned 1.18% over the same period.

Portfolio Highlights

What helped performance during the year:

•

A tactical long U.S. dollar position against the euro and the yen as well as a basket of emerging market currencies, which was facilitated through currency forwards, added to performance as they depreciated against the dollar.

•	Sector and security selection as well as an underweight to investment-grade credit was additive as spreads widened.

•	An allocation to European peripheral duration, partially through the use of futures, particularly in Italy, was additive as rates rallied in the region.

•	Exposure to non-Agency mortgages, which benefitted from the on-going housing recovery, was beneficial to performance.

•	An underweight to Agency mortgage-backed securities added value as spreads widened throughout the year.

What hurt performance during the year:

•	An allocation to the high-yield sector was detrimental to performance as spreads widened significantly over the year.

•	Exposure to Treasury Inflation-Protected Securities (TIPS) detracted as breakevens fell alongside declining oil prices.

•	An allocation to German duration, partially facilitated through futures and options, detracted from performance as rates were choppy over the year and generally rose for longer-dated maturities.

•

U.S. Duration and curve positioning, which was partially facilitated through futures, options, and Eurodollar futures, detracted as gains on the front-end were not enough to offset losses elsewhere amid volatility in U.S. rates throughout the year.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

We expect the world’s major economies to continue converging in 2016 while central bank policies diverge.

In the U.S., our baseline view is above-trend economic growth of 2.0% – 2.5% over the year with headline inflation of 1.5% – 2%. With job growth expected to slow as the economy reaches full employment, personal spending may be tied more closely to real wage gains, which may remain modest. We see the risks biased toward more Federal Reserve rate hikes than the two quarter-point increases which the market currently prices in.

For the eurozone, we anticipate above-trend GDP (gross domestic product) growth of about 1.5%. The European Central Bank’s quantitative easing measures may keep bank lending rates low across both core and peripheral countries, boosting loan growth. While net exports may benefit from the euro weakening to date, slower growth in the eurozone’s major trading partners may limit their contribution to growth.

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Our outlook for China is little changed, with expectations for growth around 6% and headline inflation about 2%, which is below consensus estimates. We still believe China possesses the “will and the wallet” to deal with the challenges of slower growth and pivot toward a service economy; however, the task is difficult and policy mistakes may occur along the way.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	3.59
Weighted Average Coupon (%)	2.14
Weighted Average Modified Duration (Years)*	3.20
Weighted Average Rating**	AA	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	85.9%
Asset-Backed and Mortgage-Backed Securities	6.4
Financials	4.5
Investment Companies	3.4
Energy	1.0
Consumer Discretionary	0.7
Consumer Staples	0.6
Health Care	0.6
Telecommunication Services	0.5
Information Technology	0.4
Industrials	0.4
Utilities	0.3
Materials	0.2
Cash and Other	(4.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,000.46	$4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.18	4.07
Class IB
Actual	1,000.00	999.25	4.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.18	4.07
Class K
Actual	1,000.00	1,000.64	2.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.79

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.4%)
Asset-Backed Securities (2.4%)
ACAS CLO Ltd., Series 2007-1A A1S 0.527%, 4/20/21 (l)§		$180,497	$179,805
Aircraft Certificate Owner Trust, Series 2003-1A E 7.001%, 9/20/22 (b)§†		698,230	699,493
Ally Master Owner Trust,
Series 2012-4 A 1.720%, 7/15/19		620,000	620,393
Series 2015-3 A 1.630%, 5/15/20		623,000	617,180
American Express Credit Account Master Trust, Series 2014-2 A 1.260%, 1/15/20		194,000	193,881
AmeriCredit Automobile Receivables Trust,
Series 2013-3 A3 0.920%, 4/9/18		269,086	269,012
Series 2013-4 A3 0.960%, 4/9/18		127,258	127,227
Apidos Quattro CDO, Series 2006-QA A 0.567%, 1/20/19 (l)§		5,063	5,061
ARI Fleet Lease Trust, Series 2014-A A2 0.810%, 11/15/22§		83,233	83,082
Ascentium Equipment Receivables LLC, Series 2015-2A A1 1.000%, 11/10/16 (b)§		485,569	485,305
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-2A A 2.970%, 2/20/20§		821,000	818,591
Series 2014-1A A 2.460%, 7/20/20§		229,000	230,122
Babson CLO, Inc., Series 2007-1A A1 0.540%, 1/18/21 (l)§		401,525	396,742
Bank of The West Auto Trust, Series 2015-1 A3 1.310%, 10/15/19 (b)§		621,000	618,983
Barclays Dryrock Issuance Trust,
Series 2014-3 A 2.410%, 7/15/22		475,000	478,841
Series 2015-2 A 1.560%, 3/15/21		326,000	325,928
Series 2015-4 A 1.720%, 8/16/21		345,000	342,420
Cabela’s Credit Card Master Note Trust,
Series 2013-1A A 2.710%, 2/17/26§		615,000	604,791
Series 2014-1 A 0.681%, 3/16/20 (l)		200,000	199,621

Cadogan Square CLO IV B.V., Series 4X A 0.279%, 7/24/23 (l)(m)	EUR	848,498	$912,844
California Republic Auto Receivables Trust, Series 2015-2 A 1.310%, 8/15/19		$267,000	265,048
Capital Auto Receivables Trust, Series 2014-1 B 2.220%, 1/22/19		100,000	100,266
Capital One Multi-Asset Execution Trust, Series 2015-A5 A5 1.600%, 5/17/21		397,000	395,543
Carlyle Global Market Strategies CLO Ltd., Series 2012-1A AR 1.547%, 4/20/22 (l)§		1,700,000	1,695,277
CarMax Auto Owner Trust, Series 2015-4 A3 1.560%, 11/16/20		433,000	428,821
CIT Equipment Collateral, Series 2014-VT1 A2 0.860%, 5/22/17 (b)§		328,523	328,360
CNH Equipment Trust,
Series 2014-B A4 1.610%, 5/17/21		147,479	146,500
Series 2015-A A4 1.850%, 4/15/21		311,723	309,172
CPS Auto Receivables Trust,
Series 2013-B A 1.820%, 9/15/20§		152,120	152,011
Series 2014-B A 1.110%, 11/15/18§		98,547	97,782
Dell Equipment Finance Trust,
Series 2015-1 A3 1.300%, 3/23/20 (b)§		217,000	216,613
Series 2015-2 A2A 1.420%, 12/22/17 (b)§		135,000	134,123
Discover Card Execution Note Trust,
Series 2015-A1 A1 0.681%, 8/17/20 (l)		400,000	398,634
Series 2015-A2 A 1.900%, 10/17/22		567,000	557,978
Drive Auto Receivables Trust, Series 2015-BA A2A 0.930%, 12/15/17§		163,950	163,870
Dryden XXII Senior Loan Fund, Series 2011-22A A1R 1.491%, 1/15/22 (l)§		952,672	949,878
EFS Volunteer LLC, Series 2010-1 A1 1.170%, 10/26/26 (l)§		263,473	263,378
Enterprise Fleet Financing LLC,
Series 2014-1 A2 0.870%, 9/20/19 (b)§		123,289	123,040
Series 2014-2 A2 1.050%, 3/20/20§		274,333	273,176
Series 2015-1 A2 1.300%, 9/20/20§		613,000	611,730

See Notes to Financial Statements.

1145

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Exeter Automobile Receivables Trust,
Series 2014-1A A 1.290%, 5/15/18§		$27,318	$27,326
Series 2014-2A A 1.060%, 8/15/18§		36,523	36,515
Fifth Third Auto Trust, Series 2014-3 A4 1.470%, 5/17/21		374,000	372,815
First National Master Note Trust, Series 2013-2 A 0.861%, 10/15/19 (l)		385,000	385,091
Flagship Credit Auto Trust, Series 2013-1 A 1.320%, 4/16/18§		21,022	21,021
Ford Credit Auto Owner Trust, Series 2012-D B 1.010%, 5/15/18		210,000	209,060
Series 2014-2 A 2.310%, 4/15/26§		412,000	411,040
Ford Credit Floorplan Master Owner Trust, Series 2015-2 A1 1.980%, 1/15/22		447,000	440,451
GE Dealer Floorplan Master Note Trust, Series 2014-1 A 0.782%, 7/20/19 (l)		233,000	231,901
Series 2015-1 A 0.902%, 1/20/20 (l)		530,000	526,299
GM Financial Automobile Leasing Trust, Series 2015-1 A2 1.100%, 12/20/17		519,214	518,415
Series 2015-2 A3 1.680%, 12/20/18		572,000	568,800
Series 2015-3 A3 1.690%, 3/20/19		607,000	602,391
GMF Floorplan Owner Revolving Trust, Series 2015-1 A1 1.650%, 5/15/20§		303,782	299,879
Harley-Davidson Motorcycle Trust, Series 2015-1 A3 1.410%, 6/15/20		205,000	203,842
Series 2015-2 A3 1.300%, 3/16/20		621,000	617,398
Hertz Fleet Lease Funding LP, Series 2013-3 A 0.843%, 12/10/27 (l)§		236,265	236,455
Hertz Vehicle Financing II LP, Series 2015-2A A 2.020%, 9/25/19§		260,000	257,536
Hertz Vehicle Financing LLC, Series 2013-1A A1 1.120%, 8/25/17§		430,000	429,455
Series 2013-1A A2 1.830%, 8/25/19§		1,140,000	1,131,329
Hyundai Auto Lease Securitization Trust, Series 2015-A A2 1.000%, 10/16/17§		216,881	216,686

Series 2015-B A3 1.400%, 11/15/18§		$287,000	$286,432
Landmark VIII CLO Ltd., Series 2006-8A A1 0.555%, 10/19/20 (l)§		1,268,350	1,259,824
Lockwood Grove CLO Ltd., Series 2014-1A A1 1.690%, 1/25/24 (l)§		1,700,000	1,691,631
Malin CLO B.V., Series 2007-1X A1 0.124%, 5/7/23 (l)(m)	EUR	778,190	837,488
Mercedes Benz Auto Lease Trust, Series 2015-B A3 1.340%, 7/16/18		$324,000	322,342
Mercedes-Benz Auto Receivables Trust, Series 2015-1 A1 0.390%, 8/15/16		826,652	826,538
Navistar Financial Dealer Note Master Owner Trust, Series 2014-1 A 1.172%, 10/25/19 (l)§		321,000	320,014
NCF Dealer Floorplan Master Trust, Series 2014-1A A 1.902%, 10/20/20 (l)§		446,000	446,000
Nissan Auto Lease Trust, Series 2015-A A3 1.400%, 6/15/18		523,000	521,296
Penarth Master Issuer plc, Series 2015-2A A1 0.760%, 5/18/19 (l)§		1,700,000	1,695,565
RASC Trust, Series 2003-KS3 A2 1.022%, 5/25/33 (l)		29,347	27,417
Santander Drive Auto Receivables Trust, Series 2014-2 A3 0.800%, 4/16/18		235,546	235,492
Series 2015-3 A2A 1.020%, 9/17/18		260,306	260,044
Series 2015-4 A2A 1.200%, 12/17/18		301,000	300,186
SLM Student Loan Trust, Series 2008-9 A 1.820%, 4/25/23 (l)		5,376,280	5,378,107
Synchrony Credit Card Master Note Trust, Series 2012-2 A 2.220%, 1/15/22		526,000	527,723
Series 2015-3 A 1.740%, 9/15/21		382,000	378,984
TCF Auto Receivables Owner Trust, Series 2015-1A A2 1.020%, 8/15/18 (b)§		362,454	362,074
Volkswagen Auto Loan Enhanced Trust, Series 2014-1 A3 0.910%, 10/22/18		530,000	526,697

See Notes to Financial Statements.

1146

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Westlake Automobile Receivables Trust, Series 2015-3A A2A 1.420%, 5/17/21 (b)§	$288,000	$287,134
World Financial Network Credit Card Master Trust, Series 2012-B A 1.760%, 5/17/21	430,000	430,969
Series 2013-A A 1.610%, 12/15/21	301,000	299,846
Series 2014-A A 0.711%, 12/15/19 (l)	375,000	375,051
Series 2015-A A 0.811%, 2/15/22 (l)	343,000	341,671

		41,502,752

Non-Agency CMO (4.0%)
Adjustable Rate Mortgage Trust, Series 2005-5 2A1 2.757%, 9/25/35 (l)	285,676	238,275
Alternative Loan Trust, Series 2005-J12 2A1 0.692%, 8/25/35 (l)	1,024,346	688,727
Series 2006-OA22 A1 0.582%, 2/25/47 (l)	279,849	230,397
Series 2006-OA6 1A2 0.632%, 7/25/46 (l)	97,134	81,986
Series 2007-OH1 A1D 0.632%, 4/25/47 (l)	186,393	134,620
American Home Mortgage Investment Trust, Series 2004-3 5A 2.314%, 10/25/34 (l)	49,279	49,191
Banc of America Commercial Mortgage, Inc., Series 2007-4 A1A 5.774%, 2/10/51 (l)	668,299	696,231
Banc of America Funding Corp., Series 2004-A 1A3 2.746%, 9/20/34 (l)	115,433	114,887
Series 2006-H 4A2 5.052%, 9/20/46 (l)	492,710	402,419
Series 2006-J 4A1 3.007%, 1/20/47 (l)	25,517	20,933
Banc of America Re-Remic Trust, Series 2009-UB1 A4A 5.588%, 6/24/50 (l)§	1,351,111	1,376,106
BBCMS Trust, Series 2015-RRI A 1.481%, 5/15/32 (l)§	1,700,000	1,676,239
BCAP LLC Trust, Series 2013-RR1 10A2 9.934%, 10/26/36 (l)§	842,489	797,687
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9 2A1 2.894%, 2/25/34 (l)	115,103	109,424
Bear Stearns Alt-A Trust, Series 2005-7 22A1 2.726%, 9/25/35 (l)	384,585	319,944
Series 2006-4 21A1 2.602%, 8/25/36 (l)	111,098	80,294

Bear Stearns Structured Products, Inc., Series 2007-R6 1A1 2.693%, 1/26/36 (l)	$164,328	$135,010
Bellemeade Re Ltd., Series 2015-1A M1 2.922%, 7/25/25 (b)(l)§†	222,339	222,339
BHMS Mortgage Trust, Series 2014-ATLS AFX 3.601%, 7/5/33§	450,000	452,022
Carefree Portfolio Trust, Series 2014-CARE A 1.651%, 11/15/19 (l)§	237,000	235,712
CGRBS Commercial Mortgage Trust, Series 2013-VN05 A 3.369%, 3/13/35§	630,000	632,231
Citigroup Commercial Mortgage Trust, Series 2006-C4 A1A 5.811%, 3/15/49 (l)	174,042	174,981
Series 2015-GC27 A5 3.137%, 2/10/48	341,977	333,867
Citigroup Mortgage Loan Trust, Inc., Series 2005-2 1A4 2.626%, 5/25/35 (l)	136,531	132,888
Series 2005-3 2A2A 2.706%, 8/25/35 (l)	53,626	51,383
Series 2009-7 5A2 5.500%, 12/25/35§	647,354	525,442
COMM Mortgage Trust, Series 2013-CR6 A2 2.122%, 3/10/46	1,255,000	1,256,156
Series 2013-SFS A1 1.873%, 4/12/35§	246,289	239,312
Series 2014-KYO A 1.201%, 6/11/27 (l)§	298,070	294,595
Series 2014-SAVA A 1.481%, 6/15/34 (l)§	144,817	143,846
Commercial Mortgage Trust, Series 2007-GG9 A4 5.444%, 3/10/39	997,031	1,020,516
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12 11A1 2.766%, 8/25/34 (l)	9,508	8,546
Series 2005-11 3A1 2.390%, 4/25/35 (l)	176,641	143,854
Series 2005-2 1A1 0.742%, 3/25/35 (l)	109,883	85,378
Credit Suisse Mortgage Capital Certificates, Series 2006-6 1A8 6.000%, 7/25/36	967,178	750,828
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§	3,188,103	3,278,100
Series 2010-RR1 3A 5.558%, 6/10/49 (l)§	2,671,256	2,724,916
Series 2010-RR7 2A 5.467%, 9/16/39 (l)§	1,503,742	1,519,012

See Notes to Financial Statements.

1147

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

CSAIL Commercial Mortgage Trust, Series 2015-C3 A4 3.718%, 8/15/48		$484,588	$494,184
CW Capital Cobalt Ltd., Series 2007-C3 A4 5.766%, 5/15/46 (l)		425,343	444,370
EMF-NL B.V., Series 2008-2X A2 0.948%, 7/17/41 (l)	EUR	765,000	690,891
EMF-NL Prime B.V., Series 2008-APRX A2 0.746%, 4/17/41 (l)		370,344	363,119
Eurosail-UK plc, Series 2007-4X A3 1.535%, 6/13/45 (b)(l)(m)	GBP	1,100,000	1,457,048
Extended Stay America Trust, Series 2013-ESH7 A17 2.295%, 12/5/31§		$425,000	424,025
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C01 M1 2.022%, 1/25/24 (l)		197,867	197,912
Series 2014-C02 2M1 1.372%, 5/25/24 (l)		39,515	39,163
Series 2014-C03 1M1 1.622%, 7/25/24 (l)		110,509	109,932
Series 2014-C04 2M1 2.522%, 11/25/24 (l)		143,093	143,588
Series 2015-C01 1M1 1.922%, 2/25/25 (l)		112,468	112,406
Series 2015-C02 2M1 1.622%, 5/25/25 (l)		256,943	255,785
Series 2015-C03 2M1 1.922%, 7/25/25 (l)		449,940	448,657
Series 2015-C04 2M1 2.122%, 4/25/28 (l)		513,599	512,983
First Horizon Mortgage Pass-Through Trust, Series 2006-2 1A3 6.000%, 8/25/36		796,886	751,940
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2 M1 1.272%, 4/25/24 (l)		126,245	126,004
Series 2014-DN3 M2 2.822%, 8/25/24 (l)		486,864	489,016
Series 2014-HQ1 M2 2.922%, 8/25/24 (l)		290,000	290,446
Series 2014-HQ2 M2 2.622%, 9/25/24 (l)		250,000	245,701
Series 2014-HQ3 M2 3.072%, 10/25/24 (l)		485,000	488,424
Series 2015-DNA1 M2 2.272%, 10/25/27 (l)		110,000	108,039
Series 2015-DNA2 M2 3.022%, 12/25/27 (l)		729,497	723,232

Series 2015-DNA3 M2 3.272%, 4/25/28 (l)		$255,815	$254,955
Series 2015-HQ1 M2 2.622%, 3/25/25 (l)		255,000	253,405
Series 2015-HQ2 M2 2.372%, 5/25/25 (l)		300,000	291,619
Series 2015-HQA1 M2 3.072%, 3/25/28 (l)		270,000	266,670
Series 2015-HQA2 M2 3.222%, 5/25/28 (l)		262,147	260,388
GS Mortgage Securities Corp. II, Series 2010-C1 A2 4.592%, 8/10/43§		4,623,000	5,002,280
Series 2013-G1 A2 3.557%, 4/10/31 (l)§		357,478	358,126
Series 2013-KING A 2.706%, 12/10/27§		607,751	610,950
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 2.806%, 9/25/35 (l)		309,976	308,359
Series 2006-2F 2A13 5.750%, 2/25/36		644,635	616,319
Series 2006-AR2 2A1 2.692%, 4/25/36 (l)		269,266	241,386
HarborView Mortgage Loan Trust, Series 2006-12 2A2A 0.592%, 1/19/38 (l)		1,152,495	948,086
Series 2006-13 A 0.582%, 11/19/46 (l)		160,348	120,485
Hercules Eclipse plc, Series 2006-4 A 0.819%, 10/25/18 (l)	GBP	300,651	434,356
Impac CMB Trust, Series 2003-8 2A1 1.322%, 10/25/33 (l)		$23,530	21,975
Impac Secured Assets CMN Owner Trust, Series 2005-1 5A1 0.692%, 7/25/35 (l)		474,125	320,015
IndyMac INDX Mortgage Loan Trust, Series 2005-AR11 A3 2.652%, 8/25/35 (l)		943,670	762,025
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2 A1A 4.838%, 7/15/41 (b)(l)§		120,865	121,303
Series 2007-LDPX A1A 5.439%, 1/15/49		496,180	510,488
Series 2010-C2 A1 2.749%, 11/15/43§		30,630	30,836
Series 2014-INN A 1.251%, 6/15/29 (l)§		454,000	449,753
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP A 2.031%, 7/15/36 (b)(l)§		435,000	434,349
JP Morgan Mortgage Trust, Series 2006-A3 6A1 2.741%, 8/25/34 (l)		190,536	185,367

See Notes to Financial Statements.

1148

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Series 2007-A1 3A3 2.683%, 7/25/35 (l)		$214,118	$208,191
Series 2007-S3 1A90 7.000%, 8/25/37		95,604	86,884
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31 A3 3.801%, 8/15/48		515,000	528,496
Kensington Mortgage Securities plc, Series 2007-1X A3C 0.672%, 6/14/40 (l)(m)		1,283,688	1,178,912
LB-UBS Commercial Mortgage Trust, Series 2007-C1 A4 5.424%, 2/15/40		2,416,361	2,469,354
Lehman XS Trust, Series 2006-4N A1C1 0.652%, 4/25/46 (l)		334,046	262,202
Ludgate Funding plc, Series 2007-1 A2A 0.741%, 1/1/61 (l)(m)	GBP	1,117,158	1,486,117
Series 2008-W1X A1 1.181%, 1/1/61 (l)(m)		178,403	245,330
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1 3A 2.154%, 12/25/32 (l)		$47,939	46,810
Series 2005-2 3A 1.244%, 10/25/35 (l)		81,573	74,228
Series 2006-C2 A1A 5.739%, 8/12/43 (l)		370,030	374,296
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A1A 5.166%, 12/12/49		309,832	316,110
Morgan Stanley Capital I Trust, Series 2015-XLF2 AFSA 2.201%, 8/15/26 (b)(l)§		174,000	173,004
Series 2015-XLF2 SNMA 2.281%, 11/15/26 (b)(l)§		174,000	172,878
Morgan Stanley Capital I, Inc., Series 1998-HF2 J 6.010%, 11/15/30§		2,629,277	2,685,267
Series 2007-IQ14 A2FX 5.610%, 4/15/49		256,791	256,052
Morgan Stanley Re-Remic Trust, Series 2009-GG10 A4A 5.794%, 8/12/45 (l)§		1,285,792	1,325,701
Nomura Resecuritization Trust, Series 2014-7R 2A3 0.622%, 12/26/35 (b)(l)§		993,188	842,873
OBP Depositor LLC Trust, Series 2010-OBP A 4.646%, 7/15/45§		4,590,000	4,950,680
PFP III Ltd., Series 2014-1 A 1.515%, 6/14/31 (l)§		61,872	61,543
RBSCF Trust, Series 2009-RR1 JPA 6.068%, 9/17/39 (l)§		328,253	347,481

Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§		$1,771,010	$1,810,943
Series 2010-RR4 CMLA 6.044%, 12/16/49 (l)§		705,745	727,683
Residential Accredit Loans, Inc., Series 2006-QA6 A1 0.612%, 7/25/36 (l)		1,395,679	1,094,559
Residential Asset Securitization Trust, Series 2005-A15 5A1 5.750%, 2/25/36		29,316	23,012
Resource Capital Corp. Ltd., Series 2014-CRE2 A 1.401%, 4/15/32 (l)§		165,424	164,710
Selkirk No. 1 Ltd., Series 1 A 1.329%, 2/20/41§		283,454	282,094
Sequoia Mortgage Trust, Series 10 2A1 1.162%, 10/20/27 (l)		10,335	9,670
Series 2003-4 2A1 0.752%, 7/20/33 (l)		50,460	47,650
Starwood Retail Property Trust, Series 2014-STAR A 1.551%, 11/15/27 (b)(l)§		268,387	265,332
Structured Asset Mortgage Investments II Trust, Series 2005-AR5 A1 0.652%, 7/19/35 (l)		234,820	202,648
Series 2006-AR3 12A1 0.642%, 5/25/36 (l)		679,096	479,843
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3 A4 3.091%, 8/10/49		238,265	238,878
Series 2012-C4 A5 2.850%, 12/10/45		465,583	456,078
WaMu Mortgage Pass-Through Certificates Trust, Series 2002-AR9 1A 1.642%, 8/25/42 (l)		43,535	40,558
Series 2005-AR17 A1A1 0.692%, 12/25/45 (l)		83,010	75,691
Series 2006-AR14 1A4 2.176%, 11/25/36 (l)		989,338	852,275
Series 2006-AR9 1A 1.257%, 8/25/46 (l)		359,789	296,607
Wells Fargo Credit Risk Transfer Securities Trust, Series 2015-WF1 1M1 2.947%, 11/25/25 (b)(l)§		124,271	124,292
Series 2015-WF1 2M1 3.047%, 11/25/25 (b)(l)§		88,729	88,749
WF-RBS Commercial Mortgage Trust, Series 2013-C14 A5 3.337%, 6/15/46		569,160	575,645
Series 2014-C20 A2 3.036%, 5/15/47		237,299	241,870

			69,289,850

Total Asset-Backed and Mortgage-Backed Securities			110,792,602

See Notes to Financial Statements.

1149

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Corporate Bonds (9.2%)
Consumer Discretionary (0.7%)
Auto Components (0.1%)
Dana Holding Corp. 6.000%, 9/15/23		$89,000	$89,000
Schaeffler Holding Finance B.V. 6.875%, 8/15/18 PIK§		900,000	927,000

			1,016,000

Automobiles (0.2%)
Daimler Finance North America LLC
2.000%, 8/3/18§		1,600,000	1,585,333
2.250%, 3/2/20§		775,000	756,832
General Motors Co. 3.500%, 10/2/18		180,000	181,278
Volkswagen Group of America Finance LLC 1.650%, 5/22/18 (b)§		320,000	306,628

			2,830,071

Hotels, Restaurants & Leisure (0.1%)
International Game Technology plc 6.250%, 2/15/22§		200,000	186,000
MCE Finance Ltd. 5.000%, 2/15/21§		240,000	218,700
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, 3/1/25§		1,700,000	1,504,500

			1,909,200

Household Durables (0.0%)
KB Home 4.750%, 5/15/19		147,000	142,223

Media (0.3%)
21st Century Fox America, Inc.
4.000%, 10/1/23		103,000	106,372
6.150%, 2/15/41		220,000	247,730
Altice Luxembourg S.A.
7.625%, 2/15/25§		500,000	432,500
CBS Corp.
5.750%, 4/15/20		193,000	213,618
3.500%, 1/15/25		295,000	280,883
CCO Safari II LLC
4.908%, 7/23/25§		1,600,000	1,594,880
COX Communications, Inc.
2.950%, 6/30/23§		125,000	110,365
CSC Holdings LLC
8.625%, 2/15/19		62,000	66,030
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.600%, 2/15/21		335,000	355,263
3.800%, 3/15/22		123,000	123,923
4.450%, 4/1/24		307,000	315,267
Discovery Communications LLC
3.450%, 3/15/25		237,000	213,758
Numericable-SFR
5.375%, 5/15/22§	EUR	225,000	249,409

Time Warner Cable, Inc.
5.000%, 2/1/20		$167,000	$176,681
4.500%, 9/15/42		290,000	230,728
Time Warner, Inc.
3.400%, 6/15/22		76,000	75,803
3.550%, 6/1/24		131,000	129,199
3.600%, 7/15/25		320,000	310,800
7.625%, 4/15/31		157,000	193,732
Viacom, Inc.
5.625%, 9/15/19		108,000	116,532
3.875%, 4/1/24		405,000	377,694

			5,921,167

Multiline Retail (0.0%)
Kohl’s Corp.
4.250%, 7/17/25		322,000	314,150

Total Consumer Discretionary			12,132,811

Consumer Staples (0.6%)
Food & Staples Retailing (0.1%)
CVS Health Corp.
3.875%, 7/20/25		1,955,000	1,999,974
CVS Pass-Through Trust
5.789%, 1/10/26§		323,033	348,829
Walgreens Boots Alliance, Inc.
3.800%, 11/18/24		440,000	426,086

			2,774,889

Food Products (0.2%)
Bunge Ltd. Finance Corp.
8.500%, 6/15/19		4,000	4,653
Grupo Bimbo S.A.B. de C.V.
3.875%, 6/27/24§		236,000	227,820
Kraft Heinz Foods Co.
2.800%, 7/2/20§		180,000	178,923
3.500%, 7/15/22§		225,000	226,953
Tyson Foods, Inc.
2.650%, 8/15/19		1,858,000	1,860,006
3.950%, 8/15/24		277,000	285,115

			2,783,470

Tobacco (0.3%)
Altria Group, Inc.
2.625%, 1/14/20		440,000	439,667
Imperial Tobacco Finance plc
2.950%, 7/21/20 (b)§		1,000,000	1,001,863
3.750%, 7/21/22§		1,000,000	1,004,797
Philip Morris International, Inc.
3.250%, 11/10/24		900,000	905,970
Reynolds American, Inc.
3.250%, 11/1/22		295,000	290,882
4.450%, 6/12/25		500,000	523,791
5.850%, 8/15/45		1,108,000	1,232,761

			5,399,731

Total Consumer Staples			10,958,090

Energy (1.0%)
Energy Equipment & Services (0.1%)
Diamond Offshore Drilling, Inc.
4.875%, 11/1/43		129,000	79,577
Halliburton Co.
5.000%, 11/15/45		430,000	425,790

See Notes to Financial Statements.

1150

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 6/30/21§		$392,500	$142,085
Schlumberger Holdings Corp.
3.625%, 12/21/22 (b)§		430,000	424,270
Transocean, Inc.
6.500%, 11/15/20		185,000	125,800

			1,197,522

Oil, Gas & Consumable Fuels (0.9%)
Ecopetrol S.A.
5.375%, 6/26/26		300,000	255,000
5.875%, 5/28/45		108,000	76,545
Encana Corp.
3.900%, 11/15/21		165,000	136,513
Energy Transfer Partners LP
6.700%, 7/1/18		353,000	371,929
7.500%, 7/1/38		212,000	197,617
EnLink Midstream Partners LP
5.050%, 4/1/45		290,000	179,670
Enterprise Products Operating LLC
3.700%, 2/15/26		382,000	344,921
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.500%, 11/15/20		63,000	40,643
Kinder Morgan Energy Partners LP
4.150%, 3/1/22		193,000	173,571
3.950%, 9/1/22		624,000	541,379
Korea National Oil Corp.
3.125%, 4/3/17§		710,000	720,798
MPLX LP
4.875%, 6/1/25 (b)§		1,700,000	1,509,595
Noble Energy, Inc.
8.250%, 3/1/19		575,000	649,000
3.900%, 11/15/24		234,000	208,631
Noble Holding International Ltd.
4.900%, 8/1/20		11,000	8,197
Petrobras Global Finance B.V.
3.875%, 1/27/16		500,000	499,100
1.953%, 5/20/16 (l)		300,000	292,140
2.000%, 5/20/16		100,000	97,930
3.500%, 2/6/17		500,000	466,700
2.886%, 3/17/17 (l)		1,500,000	1,370,700
3.250%, 3/17/17		600,000	554,040
5.750%, 1/20/20		448,000	349,691
4.375%, 5/20/23		400,000	263,624
6.750%, 1/27/41		300,000	191,901
6.850%, 6/5/15		600,000	387,492
Petroleos Mexicanos
3.500%, 7/18/18		162,000	160,582
3.500%, 1/30/23		110,000	95,700
Plains All American Pipeline LP/Plains All American Finance Corp.
3.600%, 11/1/24		314,000	254,685
Regency Energy Partners LP/Regency Energy Finance Corp.
4.500%, 11/1/23		1,800,000	1,558,563
Reliance Holdings USA, Inc. 5.400%, 2/14/22§		380,000	412,098

Sinopec Group Overseas Development Ltd. 4.375%, 4/10/24 (m)		$2,200,000	$2,272,402
SM Energy Co. 6.500%, 1/1/23		16,000	11,760
Southwestern Energy Co.
7.500%, 2/1/18		127,000	107,955
4.100%, 3/15/22		408,000	256,727
TransCanada PipeLines Ltd. 6.350%, 5/15/67 (l)		519,000	387,953
Williams Partners LP 4.125%, 11/15/20		172,000	149,377
Williams Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		1,000,000	811,037
Williams Partners LP/Williams Partners Finance Corp. 7.250%, 2/1/17		146,000	150,091

			16,516,257

Total Energy			17,713,779

Financials (4.5%)
Banks (2.0%)
Banco Espirito Santo S.A. 4.000%, 1/21/19 (m)	EUR	1,700,000	198,604
Banco Santander S.A./Chile 1.915%, 1/19/16 (l)§		$5,831,000	5,822,253
Bank of America Corp.
5.750%, 12/1/17		200,000	213,676
5.650%, 5/1/18		270,000	290,631
3.300%, 1/11/23		1,500,000	1,480,061
4.100%, 7/24/23		900,000	931,268
4.125%, 1/22/24		1,700,000	1,757,103
3.875%, 8/1/25		645,000	655,588
6.500%, 10/23/24 (l)(y)		112,000	120,814
Barclays Bank plc 6.625%, 3/30/22 (m)	EUR	59,000	80,505
7.750%, 4/10/23 (l)		$355,000	383,453
6.860%, 6/15/32 (l)(y)§		51,000	58,277
Barclays plc 3.650%, 3/16/25		206,000	198,286
BNP Paribas S.A. 7.375%, 8/19/25 (l)(y)§		200,000	205,260
Capital One N.A./Virginia 1.514%, 8/17/18 (l)		1,750,000	1,762,843
CIT Group, Inc. 5.250%, 3/15/18		500,000	516,250
Citigroup, Inc. 3.875%, 3/26/25		320,000	310,930
Commonwealth Bank of Australia/New York 1.750%, 11/2/18		900,000	894,187
Compass Bank 5.500%, 4/1/20		543,000	585,411
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.375%, 8/4/25		445,000	450,298
Credit Suisse Group Funding Guernsey Ltd. 3.750%, 3/26/25§		2,325,000	2,255,442

See Notes to Financial Statements.

1151

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Depfa ACS Bank
4.875%, 5/21/19	EUR	100,000	$125,190
5.125%, 3/16/37 (m)		$900,000	1,072,799
Intesa Sanpaolo S.p.A. 5.017%, 6/26/24§		240,000	232,920
JPMorgan Chase & Co.
6.300%, 4/23/19		89,000	99,692
2.250%, 1/23/20		1,700,000	1,677,154
2.750%, 6/23/20		400,000	401,005
Landwirtschaftliche Rentenbank 5.125%, 2/1/17		306,000	319,363
Mizuho Financial Group Cayman 3 Ltd. 4.600%, 3/27/24§		287,000	295,240
Novo Banco S.A.
5.000%, 4/23/19	EUR	300,000	282,012
5.000%, 5/21/19		800,000	738,990
5.000%, 5/23/19		300,000	277,121
Rabobank Capital Funding Trust III 5.254%, 10/21/16 (l)(y)§		$215,000	217,687
Royal Bank of Scotland Group plc
7.500%, 8/10/20 (l)(y)		265,000	274,566
7.640%, 9/30/17 (l)(y)		400,000	416,544
Royal Bank of Scotland plc 9.500%, 3/16/22 (l)(m)		910,000	981,244
Santander Issuances S.A.U. 5.179%, 11/19/25		400,000	394,362
Santander UK plc 5.000%, 11/7/23§		245,000	254,504
Societe Generale S.A.
4.250%, 4/14/25 (b)§		1,400,000	1,322,260
5.922%, 4/5/17 (l)(y)§		100,000	101,630
8.000%, 9/29/25 (l)(y)§		200,000	204,000
Standard Chartered plc
4.000%, 7/12/22 (l)(m)		630,000	630,000
6.409%, 1/30/17 (b)(l)(y)§		200,000	200,250
Svenska Handelsbanken AB 2.400%, 10/1/20		1,600,000	1,587,091
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25§		220,000	219,713
UniCredit Luxembourg Finance S.A. 6.000%, 10/31/17§		175,000	183,616
Wells Fargo & Co.
2.600%, 7/22/20		1,700,000	1,703,346
3.300%, 9/9/24		900,000	897,547

			34,280,986

Capital Markets (0.5%)
Bank of New York Mellon Corp. 2.600%, 8/17/20		700,000	702,688
Goldman Sachs Group, Inc.
6.250%, 9/1/17		581,000	623,362
7.500%, 2/15/19		829,000	946,355

6.000%, 6/15/20		$494,000	$559,398
5.750%, 1/24/22		310,000	352,358
3.850%, 7/8/24		315,000	321,576
3.750%, 5/22/25		1,834,000	1,842,681
Israel Electric Corp. Ltd. 5.000%, 11/12/24 (m)		231,000	234,580
Morgan Stanley
5.625%, 9/23/19		162,000	178,422
5.500%, 7/24/20		276,000	306,141
SteelRiver Transmission Co. LLC 4.710%, 6/30/17 (b)§		1,323,874	1,356,931
UBS AG/Connecticut
0.974%, 6/1/17 (l)		600,000	598,987
7.625%, 8/17/22		260,000	291,200

			8,314,679

Consumer Finance (0.6%)
AerCap Aviation Solutions B.V. 6.375%, 5/30/17		200,000	207,500
AGFC Capital Trust I
6.000%, 1/15/67 (l)§		1,070,000	687,133
Ally Financial, Inc.
3.125%, 1/15/16		500,000	498,750
3.500%, 7/18/16		900,000	899,438
2.750%, 1/30/17		800,000	797,000
5.500%, 2/15/17		400,000	409,500
3.250%, 9/29/17		400,000	395,750
American Express Co.
6.150%, 8/28/17		637,000	683,752
American Express Credit Corp.
1.552%, 9/14/20 (l)		800,000	802,200
Ford Motor Credit Co. LLC
3.200%, 1/15/21		1,700,000	1,688,763
5.875%, 8/2/21		700,000	780,847
General Motors Financial Co., Inc.
3.200%, 7/13/20		1,000,000	978,125
4.375%, 9/25/21		1,000,000	1,010,000
4.000%, 1/15/25		55,000	51,940
4.300%, 7/13/25		70,000	67,594
LeasePlan Corp. N.V.
2.875%, 1/22/19§		800,000	788,641

			10,746,933

Diversified Financial Services (0.8%)
Bank of America N.A.
0.792%, 6/15/16 (l)		1,084,000	1,082,384
0.812%, 6/15/17 (l)		1,100,000	1,089,279
Countrywide Financial Corp.
6.250%, 5/15/16		232,000	235,962
Delos Finance Sarl, Term Loan
3.500%, 2/27/21		3,000,000	2,985,000
HBOS Capital Funding LP
4.939%, 05/23/16 (l)(y)	EUR	367,000	402,826
JPMorgan Chase Bank N.A.
6.000%, 10/1/17		$3,570,000	3,806,092
4.375%, 11/30/21 (l)	EUR	250,000	279,023
LBG Capital No.1 plc
8.000%, 06/15/20 (l)(m)(y)		$126,000	130,886

See Notes to Financial Statements.

1152

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

McGraw Hill Financial, Inc.
4.400%, 2/15/26	$316,000	$323,256
Murray Street Investment Trust I
4.647%, 3/9/17 (e)	2,261,000	2,333,983
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17	147,000	149,480
3.450%, 6/12/21	20,000	21,300
Nationwide Building Society
6.250%, 2/25/20§	372,000	426,107
Private Export Funding Corp.
1.375%, 2/15/17	92,000	92,337
4.375%, 3/15/19	20,000	21,721
2.050%, 11/15/22	79,000	75,149
Rio Oil Finance Trust
9.250%, 7/6/24§	500,000	370,000
Waha Aerospace B.V.
3.925%, 7/28/20§	557,500	577,012

		14,401,797

Insurance (0.2%)
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	198,000	204,704
American International Group, Inc.
6.400%, 12/15/20	210,000	241,199
4.875%, 6/1/22	430,000	463,315
Dai-ichi Life Insurance Co., Ltd.
5.100%, 10/28/24 (l)(y)§	217,000	225,680
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	161,000	177,264
5.125%, 4/15/22	180,000	197,174
Lincoln National Corp.
8.750%, 7/1/19	178,000	213,864
MetLife Capital Trust IV
7.875%, 12/15/37§	192,000	234,240
MetLife, Inc.
5.250%, 06/15/20 (l)(y)	148,000	149,110
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§	125,000	183,498
Prudential Financial, Inc.
5.625%, 6/15/43 (l)	356,000	362,230

		2,652,278

Real Estate Investment Trusts (REITs) (0.3%)
American Tower Corp.
5.050%, 9/1/20	613,000	660,760
Digital Delta Holdings LLC
3.400%, 10/1/20§	800,000	800,100
HCP, Inc.
6.000%, 1/30/17	239,000	248,942
Host Hotels & Resorts LP
3.750%, 10/15/23	12,000	11,562
Kilroy Realty LP
4.375%, 10/1/25	1,700,000	1,720,548
Trust F/1401
5.250%, 12/15/24§	350,000	347,375
WEA Finance LLC/Westfield UK & Europe Finance plc
3.250%, 10/5/20§	800,000	803,699

Welltower, Inc.
6.200%, 6/1/16	$258,000	$262,902
5.250%, 1/15/22	210,000	228,205

		5,084,093

Thrifts & Mortgage Finance (0.1%)
BPCE S.A.
5.700%, 10/22/23§	1,800,000	1,877,632

Total Financials		77,358,398

Health Care (0.6%)
Biotechnology (0.1%)
Amgen, Inc.
6.150%, 6/1/18	19,000	20,949
Baxalta, Inc.
5.250%, 6/23/45§	180,000	180,828
Biogen, Inc.
4.050%, 9/15/25	360,000	361,765
Celgene Corp.
3.875%, 8/15/25	390,000	388,466
Gilead Sciences, Inc.
3.650%, 3/1/26	345,000	346,718

		1,298,726

Health Care Equipment & Supplies (0.1%)
Becton Dickinson and Co.
3.734%, 12/15/24	193,000	194,804
Medtronic, Inc.
3.500%, 3/15/25	1,345,000	1,355,609

		1,550,413

Health Care Providers & Services (0.0%)
Fresenius Medical Care U.S. Finance, Inc.
6.875%, 7/15/17	447,000	475,518
Laboratory Corp. of America Holdings
3.600%, 2/1/25	135,000	130,564

		606,082

Life Sciences Tools & Services (0.0%)
Thermo Fisher Scientific, Inc.
4.150%, 2/1/24	169,000	175,558

Pharmaceuticals (0.4%)
AbbVie, Inc.
3.600%, 5/14/25	228,000	225,053
Actavis Funding SCS
3.000%, 3/12/20	1,400,000	1,402,940
3.450%, 3/15/22	1,100,000	1,104,793
3.850%, 6/15/24	103,000	103,704
3.800%, 3/15/25	388,000	386,214
AstraZeneca plc
6.450%, 9/15/37	120,000	150,811
Bayer U.S. Finance LLC
3.375%, 10/8/24§	211,000	211,704
Merck & Co., Inc.
2.350%, 2/10/22	600,000	587,705
2.750%, 2/10/25	600,000	584,874
3.700%, 2/10/45	1,600,000	1,471,927
Perrigo Finance Unlimited Co.
3.500%, 12/15/21	200,000	194,636

See Notes to Financial Statements.

1153

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

Valeant Pharmaceuticals International, Inc.
6.125%, 4/15/25§	$195,000	$176,475

		6,600,836

Total Health Care		10,231,615

Industrials (0.4%)
Aerospace & Defense (0.1%)
Lockheed Martin Corp.
3.100%, 1/15/23	1,000,000	992,222

Airlines (0.1%)
American Airlines, Inc., Class B Series 2011-1 B 7.000%, 1/31/18§	805,537	843,800
Continental Airlines, Inc., Class A Series 2010-1 A 6.000%, 1/12/19	916,714	953,383
4.750%, 1/12/21	515,374	542,111
United Airlines, Inc. Series 2009-2 A 9.750%, 1/15/17	168,001	177,242

		2,516,536

Building Products (0.0%)
Owens Corning, Inc.
6.500%, 12/1/16	26,000	26,748

Construction & Engineering (0.0%)
Odebrecht Finance Ltd.
5.250%, 6/27/29§	254,000	122,555
Odebrecht Offshore Drilling Finance Ltd.
6.625%, 10/1/22§	827,010	181,942
SBA Tower Trust
3.156%, 10/15/20§	351,000	345,303

		649,800

Industrial Conglomerates (0.1%)
General Electric Co.
4.100%, 12/15/22 (l)(y)	99,000	98,010
Hutchison Whampoa International Ltd.
1.625%, 10/31/17§	213,000	211,510
7.625%, 4/9/19 (m)	446,000	518,359

		827,879

Machinery (0.0%)
Manitowoc Co., Inc.
8.500%, 11/1/20	61,000	63,135

Road & Rail (0.0%)
Empresa de Transporte de Pasajeros Metro S.A.
4.750%, 2/4/24§	210,000	215,250

Trading Companies & Distributors (0.1%)
Aviation Capital Group Corp.
7.125%, 10/15/20§	269,000	307,332
Doric Nimrod Air Finance Alpha Ltd.
5.125%, 11/30/22§	469,271	482,467
International Lease Finance Corp.
5.875%, 4/1/19	125,000	132,500

		922,299

Total Industrials		6,213,869

Information Technology (0.4%)
Communications Equipment (0.0%)
Motorola Solutions, Inc.
3.500%, 3/1/23	$200,000	$175,319

Internet Software & Services (0.3%)
Alibaba Group Holding Ltd.
3.600%, 11/28/24	3,400,000	3,266,685
Tencent Holdings Ltd.
2.875%, 2/11/20§	1,500,000	1,494,150

		4,760,835

IT Services (0.0%)
Total System Services, Inc.
2.375%, 6/1/18	174,000	172,526
3.750%, 6/1/23	174,000	168,769

		341,295

Semiconductors & Semiconductor Equipment (0.1%)
Avago Technologies, Term Loan B
4.250%, 11/3/22	1,200,000	1,184,167
KLA-Tencor Corp.
4.650%, 11/1/24	312,000	313,379

		1,497,546

Technology Hardware, Storage & Peripherals (0.0%)
Hewlett Packard Enterprise Co.
4.900%, 10/15/25§	435,000	427,263
HP, Inc.
4.650%, 12/9/21	130,000	128,798
Seagate HDD Cayman
4.750%, 1/1/25	170,000	141,698

		697,759

Total Information Technology		7,472,754

Materials (0.2%)
Chemicals (0.1%)
Dow Chemical Co.
8.550%, 5/15/19	157,000	185,137
Eastman Chemical Co.
3.800%, 3/15/25	145,000	140,683
LyondellBasell Industries N.V.
5.750%, 4/15/24	270,000	297,703
Mosaic Co.
5.625%, 11/15/43	132,000	125,764
NOVA Chemicals Corp.
5.250%, 8/1/23§	166,000	164,340
Sociedad Quimica y Minera de Chile S.A.
3.625%, 4/3/23 (b)§	292,000	249,660

		1,163,287

Containers & Packaging (0.0%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
5.750%, 10/15/20	161,000	163,769

Metals & Mining (0.1%)
Barrick Gold Corp.
4.100%, 5/1/23	51,000	43,878

See Notes to Financial Statements.

1154

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Corp. Nacional del Cobre de Chile
4.500%, 9/16/25§		$229,000	$215,741
Glencore Funding LLC
4.125%, 5/30/23§		137,000	99,325
Novelis, Inc.
8.375%, 12/15/17		39,000	37,928
Teck Resources Ltd.
4.500%, 1/15/21		380,000	193,800
Vale Overseas Ltd.
6.875%, 11/21/36		90,000	63,041
Yamana Gold, Inc.
4.950%, 7/15/24		366,000	324,401

			978,114

Paper & Forest Products (0.0%)
International Paper Co.
4.750%, 2/15/22		186,000	199,100
3.650%, 6/15/24		63,000	62,124
3.800%, 1/15/26		147,000	144,271
5.150%, 5/15/46		23,000	21,701

			427,196

Total Materials			2,732,366

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
Altice Finco S.A.
7.625%, 2/15/25§		200,000	182,500
AT&T, Inc.
3.400%, 5/15/25		540,000	519,226
BellSouth LLC
4.821%, 4/26/16§		1,600,000	1,619,599
Telefonica Emisiones S.A.U.
5.462%, 2/16/21		275,000	307,379
Verizon Communications, Inc.
2.252%, 9/14/18 (l)		300,000	306,771
3.650%, 9/14/18		900,000	938,432
4.500%, 9/15/20		600,000	643,813
5.150%, 9/15/23		1,100,000	1,209,496
3.500%, 11/1/24		583,000	575,107
3.850%, 11/1/42		221,000	180,075
6.550%, 9/15/43		323,000	383,281
Wind Acquisition Finance S.A.
4.750%, 7/15/20§		200,000	198,000

			7,063,679

Wireless Telecommunication Services (0.1%)
Altice Financing S.A.
6.625%, 2/15/23§		1,000,000	990,000
Comcel Trust via Comunicaciones Celulares S.A.
6.875%, 2/6/24 (b)§		200,000	152,000
Rogers Communications, Inc.
4.000%, 6/6/22	CAD	63,000	48,322
SoftBank Corp.
4.500%, 4/15/20§		$1,000,000	992,500

			2,182,822

Total Telecommunication Services			9,246,501

Utilities (0.3%)
Electric Utilities (0.2%)
Entergy Arkansas, Inc.
3.750%, 2/15/21		$1,530,000	$1,580,305
Exelon Corp.
2.850%, 6/15/20		900,000	899,800
5.100%, 6/15/45 (b)§		170,000	170,227

			2,650,332

Gas Utilities (0.0%)
Talent Yield Investments Ltd.
4.500%, 4/25/22§		445,000	461,534

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.
7.375%, 7/1/21		160,000	162,800
Constellation Energy Group, Inc.
5.150%, 12/1/20		139,000	151,426
Exelon Generation Co. LLC
4.250%, 6/15/22		176,000	179,027
NRG Energy, Inc.
7.625%, 1/15/18		1,180,000	1,233,100
6.250%, 5/1/24		122,000	102,175

			1,828,528

Multi-Utilities (0.0%)
CMS Energy Corp.
5.050%, 3/15/22		229,000	249,272

Total Utilities			5,189,666

Total Corporate Bonds			159,249,849

Government Securities (85.9%)
Agency ABS (0.1%)
SBA Small Business Investment Cos.
5.944%, 8/10/18		417,749	450,951
United States Small Business Administration
4.930%, 1/1/24		72,842	78,175
4.340%, 3/1/24		665,710	696,649
4.625%, 2/1/25		62,013	65,634
5.870%, 7/1/28		802,345	899,042

			2,190,451

Agency CMO (7.9%)
Federal Home Loan Mortgage Corp.
4.879%, 5/19/17		2,767,511	2,869,791
2.565%, 11/1/31 (l)		4,633	4,891
5.500%, 1/1/35		128,920	144,375
5.500%, 7/1/35		83,972	93,874
4.000%, 1/1/45		1,766,760	1,887,051
4.000%, 11/1/45		2,014,420	2,130,800
3.500%, 1/15/46 TBA		4,000,000	4,117,188
Federal National Mortgage Association
3.500%, 12/1/20		640,585	671,188
3.500%, 4/1/21		890,208	932,736
3.500%, 1/1/24		49,692	52,128
5.000%, 2/1/24 (l)		250	269
3.500%, 3/1/24		60,000	62,960
9.000%, 8/1/26		1,411	1,667

See Notes to Financial Statements.

1155

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

2.483%, 1/1/28 (l)		$37,176	$38,703
3.500%, 6/1/30		32,415	34,015
1.889%, 3/1/33 (l)		42,544	43,817
5.500%, 4/1/33		112,674	125,942
5.500%, 7/1/33		120,064	134,161
5.500%, 4/1/34		60,844	67,946
5.500%, 5/1/34		43,336	48,395
5.500%, 11/1/34		180,479	201,759
5.500%, 2/1/35		695,823	777,433
4.500%, 8/1/35		83,840	91,169
5.000%, 10/1/35		307,021	338,683
2.482%, 1/1/36 (l)		965,381	1,016,534
5.000%, 7/1/36		69,927	77,138
2.049%, 2/1/37 (l)		138,431	145,012
4.500%, 7/1/37		19,138	20,811
4.500%, 8/1/37		23,069	25,049
4.500%, 4/1/38		196,444	212,451
4.500%, 2/1/39		872,815	943,663
4.500%, 3/1/39		883,792	955,531
4.500%, 4/1/39		501,877	542,746
4.500%, 5/1/39		9,823	10,627
4.500%, 6/1/39		78,804	85,250
4.500%, 7/1/39		789,129	856,315
5.000%, 12/1/39		199,859	220,250
4.500%, 1/1/40		71,457	77,369
2.471%, 12/1/40 (l)		13,957	14,582
4.500%, 3/1/41		126,503	137,088
4.500%, 5/1/41		7,594	8,279
4.500%, 7/1/41		6,296	6,843
3.500%, 5/1/42		502,870	522,887
4.500%, 9/1/42		311,985	337,797
4.500%, 11/1/42		119,860	129,664
4.000%, 10/1/44		2,019,569	2,158,020
4.000%, 12/1/44		788,561	842,621
3.500%, 3/1/45		790,035	820,618
3.500%, 4/1/45		2,355,931	2,442,912
3.000%, 5/1/45		176,150	176,308
3.500%, 5/1/45		842,782	875,670
4.000%, 5/1/45		68,029	72,034
3.500%, 6/1/45		2,069,239	2,149,341
3.000%, 8/1/45		1,456,130	1,457,438
4.000%, 8/1/45		788,197	842,971
3.500%, 9/1/45		1,555,854	1,616,083
4.000%, 9/1/45		1,999,800	2,117,523
2.500%, 1/25/31 TBA		1,185,000	1,194,443
3.000%, 1/25/46 TBA		16,000,000	15,996,249
3.500%, 1/25/46 TBA		30,000,000	30,944,532
4.000%, 1/25/46 TBA		27,000,000	28,565,158
4.500%, 1/25/46 TBA		11,392,000	12,303,360
Government National Mortgage Association
8.500%, 10/15/17		133	138
8.500%, 11/15/17		456	471
8.000%, 7/15/26		249	284
1.875%, 7/20/27 (l)		2,208	2,262
6.500%, 6/20/32		27,231	30,992
3.000%, 5/15/43		515,938	524,584
3.000%, 2/20/45		897,000	910,350
3.000%, 7/15/45		991,796	1,005,936
4.500%, 7/20/45		1,458,206	1,570,363
0.792%, 8/20/65 (l)		797,793	789,648
3.000%, 1/15/46 TBA		1,000,000	1,012,422

3.500%, 1/15/46 TBA		$1,000,000	$1,040,625
4.000%, 1/15/46 TBA		1,000,000	1,061,719
3.500%, 2/15/46 TBA		2,557,000	2,659,380

			136,401,282

Foreign Governments (0.7%)
Eksportfinans ASA
2.375%, 5/25/16		599,000	597,877
5.500%, 5/25/16		1,236,000	1,248,360
2.875%, 11/16/16	CHF	65,000	65,800
5.500%, 6/26/17		$491,000	509,719
Export-Import Bank of Korea
4.000%, 1/29/21		905,000	964,657
Hellenic Railways Organization S.A.
4.028%, 3/17/17 (b)	EUR	200,000	201,490
Japan Treasury Bill
(Zero Coupon), 1/25/16	JPY	520,000,000	4,326,051
Republic of Panama
9.375%, 4/1/29		$190,000	273,600
Republic of Slovenia
5.500%, 10/26/22 (m)		2,100,000	2,344,234
State of Qatar
4.500%, 1/20/22§		500,000	547,000
United Kingdom Gilt
1.750%, 9/7/22	GBP	90,279	134,081
United Mexican States
5.950%, 3/19/19		$106,000	117,660

			11,330,529

Municipal Bonds (1.1%)
City of Chicago Taxable General Obligation Bonds, Series 2008A 5.630%, 1/1/22		700,000	690,949
City of Chicago Taxable General Obligation Bonds, Series 2015B 7.750%, 1/1/42		600,000	607,194
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B
4.075%, 11/1/20		510,000	543,104
4.325%, 11/1/21		830,000	901,330
4.525%, 11/1/22		1,145,000	1,249,939
Colorado Metro Wastewater Reclamation District, Sewer Improvement Bonds, Revenue Bonds, Series 2009B 4.718%, 4/1/19		445,000	484,534
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B
5.591%, 8/1/20		2,360,000	2,663,119
5.841%, 8/1/21		255,000	301,249

See Notes to Financial Statements.

1156

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010C 6.628%, 7/1/40	$670,000	$762,949
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds, Series 2009B 6.249%, 12/1/34	255,000	283,664
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Series 2010A-2 5.854%, 1/15/30	670,000	780,188
New York & New Jersey Port Authority, Consolidated Bonds, General Obligation Bonds, Series 2010 5.647%, 11/1/40	315,000	372,453
Northern California Power Agency, Lodi Energy Center, Revenue Bonds, Series 2010B 7.311%, 6/1/40	1,770,000	2,166,852
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H
5.235%, 5/15/22	955,000	1,072,025
5.435%, 5/15/23	1,260,000	1,434,926
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	2,615,000	3,212,240
State of Illinois, Revenue Bonds, Series 2009A 6.184%, 1/1/34	637,000	796,709
State of Texas Transportation Commission, Highway Fund First Tier, Revenue Bonds, Series 2010B 5.028%, 4/1/26	805,000	920,534

		19,243,958

U.S. Government Agencies (26.2%)
Federal Farm Credit Bank
0.450%, 7/12/16	318,000	317,559
5.125%, 8/25/16	4,915,000	5,052,992
4.875%, 1/17/17	3,859,000	4,012,721
Federal Home Loan Bank
1.000%, 3/11/16	1,395,000	1,395,528
3.125%, 3/11/16	480,000	482,340
5.375%, 5/18/16	3,385,000	3,443,573
2.125%, 6/10/16	2,470,000	2,485,369
5.625%, 6/13/16	1,117,000	1,140,335
2.000%, 9/9/16	1,355,000	1,365,411
4.750%, 12/16/16	2,158,000	2,235,270
4.875%, 5/17/17	1,790,000	1,884,399
0.875%, 5/24/17	26,925,000	26,853,277
5.250%, 6/5/17	1,773,000	1,872,540
1.000%, 6/9/17	1,815,000	1,811,824
1.000%, 6/21/17	11,785,000	11,768,505

2.250%, 9/8/17	$245,000	$249,498
0.625%, 10/26/17	22,560,000	22,402,076
5.000%, 11/17/17	23,045,000	24,686,097
1.125%, 4/25/18	9,405,000	9,380,148
4.750%, 6/8/18	150,000	162,458
1.875%, 3/8/19	3,440,000	3,481,364
5.375%, 5/15/19	215,000	242,096
1.625%, 6/14/19	525,000	527,047
4.125%, 12/13/19	50,000	54,351
4.125%, 3/13/20	1,819,000	1,991,144
4.625%, 9/11/20	1,025,000	1,154,180
3.625%, 3/12/21	50,000	54,272
5.625%, 6/11/21	150,000	178,393
Federal Home Loan Mortgage Corp.
5.250%, 4/18/16	2,605,000	2,639,438
0.500%, 5/13/16	13,953,000	13,946,060
2.500%, 5/27/16	2,080,000	2,095,550
5.500%, 7/18/16	2,936,000	3,012,491
2.000%, 8/25/16	2,960,000	2,984,418
5.125%, 10/18/16	3,025,000	3,129,034
5.000%, 2/16/17	2,112,000	2,205,738
1.000%, 3/8/17	8,236,000	8,235,563
5.000%, 4/18/17	1,785,000	1,876,133
1.250%, 5/12/17	2,430,000	2,437,727
1.000%, 6/29/17	1,810,000	1,809,482
1.000%, 7/25/17	350,000	349,705
1.000%, 7/28/17	2,980,000	2,975,815
5.500%, 8/23/17	1,730,000	1,852,572
5.125%, 11/17/17	2,315,000	2,483,853
0.750%, 1/12/18	393,000	389,527
0.875%, 3/7/18	5,136,000	5,095,595
4.875%, 6/13/18	3,664,000	3,976,539
3.750%, 3/27/19	2,777,000	2,975,186
1.750%, 5/30/19	2,592,000	2,610,940
2.000%, 7/30/19	64,000	64,945
1.250%, 8/1/19	5,480,000	5,413,854
1.250%, 10/2/19	9,647,000	9,504,353
1.375%, 5/1/20	30,198,000	29,771,939
2.375%, 1/13/22	19,204,000	19,466,991
Federal National Mortgage Association
2.000%, 3/10/16	50,000	50,147
2.250%, 3/15/16	1,350,000	1,354,785
5.000%, 3/15/16	2,735,000	2,758,943
2.375%, 4/11/16	3,550,000	3,566,740
5.375%, 7/15/16	22,160,000	22,707,780
0.625%, 8/26/16	435,000	434,680
5.250%, 9/15/16	1,005,000	1,036,238
1.250%, 9/28/16	2,535,000	2,544,592
1.375%, 11/15/16	4,691,000	4,716,298
4.875%, 12/15/16	3,743,000	3,881,396
1.250%, 1/30/17	2,925,000	2,930,267
5.000%, 2/13/17	2,220,000	2,319,567
1.125%, 4/27/17	2,440,000	2,443,751
5.000%, 5/11/17	2,570,000	2,706,189
(Zero Coupon), 6/1/17	100,000	98,517
5.375%, 6/12/17	4,086,000	4,338,969
0.875%, 8/28/17	4,826,000	4,810,953
0.875%, 10/26/17	14,146,000	14,073,670
0.900%, 11/7/17	318,000	316,132
0.875%, 12/20/17	11,312,000	11,247,814

See Notes to Financial Statements.

1157

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

1.000%, 12/28/17	$159,000	$158,084
0.875%, 2/8/18	8,806,000	8,741,392
1.200%, 2/28/18	388,000	387,375
1.000%, 4/30/18	392,000	389,063
1.750%, 1/30/19	277,000	279,515
1.750%, 6/20/19	38,413,000	38,670,267
1.750%, 9/12/19	25,075,000	25,210,144
1.700%, 10/4/19	191,000	190,888
(Zero Coupon), 10/9/19	975,000	902,866
1.500%, 10/9/19	318,000	316,091
1.625%, 1/21/20	8,660,000	8,621,197
1.500%, 11/30/20	10,455,000	10,251,376
2.250%, 10/17/22	159,000	157,380
2.500%, 3/27/23	936,000	930,532
Financing Corp.
10.700%, 10/6/17	380,000	443,293
9.400%, 2/8/18	70,000	81,863
9.650%, 11/2/18	140,000	172,160
8.600%, 9/26/19	30,000	37,592
Residual Funding Corp. (Zero Coupon), 7/15/20 STRIPS	4,295,000	3,914,125
Tennessee Valley Authority
5.500%, 7/18/17	930,000	991,946
3.875%, 2/15/21	818,000	888,141
1.875%, 8/15/22	850,000	827,513

		452,888,446

U.S. Treasuries (49.9%)
U.S. Treasury Bonds
7.250%, 5/15/16	430,000	440,439
8.750%, 5/15/17	690,000	762,834
9.125%, 5/15/18	200,000	237,256
9.000%, 11/15/18	200,000	243,457
8.875%, 2/15/19	700,000	861,123
8.125%, 8/15/19	200,000	246,549
8.500%, 2/15/20	3,002,000	3,822,009
8.750%, 5/15/20	200,000	259,166
7.875%, 2/15/21	798,000	1,032,973
8.125%, 5/15/21	355,000	468,052
8.000%, 11/15/21	265,000	353,904
2.375%, 1/15/25 TIPS	504,704	573,617
2.000%, 1/15/26 TIPS	3,458,442	3,843,714
2.375%, 1/15/27 TIPS	2,627,636	3,038,302
1.750%, 1/15/28 TIPS	9,374,461	10,251,852
2.500%, 1/15/29 TIPS	4,316,000	5,667,986
3.875%, 4/15/29 TIPS	1,324,219	1,800,663
4.250%, 5/15/39	400,000	494,375
4.375%, 11/15/39	500,000	629,062
4.625%, 2/15/40	4,781,135	5,464,558
4.375%, 5/15/40	400,000	503,633
3.125%, 2/15/42	1,100,000	1,136,674
3.000%, 5/15/42	1,010,500	1,017,467
2.750%, 8/15/42	1,300,000	1,243,582
2.750%, 11/15/42	1,700,000	1,621,873
2.875%, 5/15/43	200,000	195,137
3.625%, 8/15/43	627,300	707,011
3.750%, 11/15/43	180,000	207,475
1.375%, 2/15/44 TIPS	102,051	104,001
3.625%, 2/15/44	1,055,000	1,187,555
3.125%, 8/15/44	7,659,100	7,833,524
3.000%, 11/15/44	483,700	482,321

0.750%, 2/15/45 TIPS	$1,717,017	$1,500,657
2.500%, 2/15/45	3,963,300	3,558,920
3.000%, 5/15/45	238,000	237,052
2.875%, 8/15/45 (z)	5,775,000	5,613,142
3.000%, 11/15/45 (z)	1,400,000	1,396,746
U.S. Treasury Notes
2.125%, 2/29/16	735,000	737,096
0.375%, 3/15/16	906,000	906,248
1.500%, 6/30/16	660,000	663,103
4.875%, 8/15/16	675,000	692,366
0.500%, 4/30/17	3,835,000	3,814,814
0.625%, 9/30/17	2,229,000	2,213,600
1.875%, 9/30/17	5,715,000	5,795,116
0.750%, 10/31/17	3,528,000	3,508,982
1.875%, 10/31/17	6,718,000	6,815,752
4.250%, 11/15/17	3,391,000	3,590,105
0.625%, 11/30/17	3,553,000	3,523,611
0.750%, 12/31/17	3,543,000	3,518,919
2.750%, 12/31/17	3,495,000	3,607,290
0.875%, 1/31/18	3,518,000	3,500,410
2.625%, 1/31/18	1,450,000	1,494,760
3.500%, 2/15/18	4,727,000	4,963,073
0.750%, 2/28/18	1,836,000	1,820,437
0.750%, 3/31/18	2,239,000	2,219,234
2.875%, 3/31/18	400,000	415,238
0.625%, 4/30/18	14,466,000	14,279,948
2.625%, 4/30/18	1,690,000	1,746,955
3.875%, 5/15/18	350,000	372,401
1.000%, 5/31/18	2,737,000	2,723,181
2.375%, 5/31/18	2,176,000	2,237,243
1.375%, 6/30/18	5,308,000	5,329,149
2.375%, 6/30/18	1,750,000	1,801,355
2.250%, 7/31/18	3,546,000	3,638,321
4.000%, 8/15/18	2,644,000	2,836,542
1.500%, 8/31/18	10,298,000	10,365,279
1.375%, 9/30/18	5,138,000	5,153,906
3.750%, 11/15/18	4,743,000	5,074,084
1.250%, 11/30/18	31,320,000	31,264,335
1.375%, 11/30/18	1,750,000	1,753,572
1.375%, 12/31/18	4,657,000	4,660,138
1.250%, 1/31/19	3,761,000	3,748,512
2.750%, 2/15/19	5,418,000	5,645,672
1.375%, 2/28/19	1,000,000	999,307
1.500%, 3/31/19	4,628,000	4,641,197
0.125%, 4/15/19 TIPS	3,492,684	3,470,763
1.250%, 4/30/19	34,654,000	34,433,015
3.125%, 5/15/19	1,500,000	1,582,573
1.500%, 5/31/19	33,549,000	33,577,503
1.000%, 6/30/19	2,667,000	2,622,594
1.625%, 6/30/19	771,900	775,337
0.875%, 7/31/19	1,700,000	1,661,501
3.625%, 8/15/19	10,879,000	11,680,370
1.000%, 8/31/19	1,736,000	1,701,721
1.000%, 9/30/19	2,677,000	2,620,715
1.750%, 9/30/19	1,294,100	1,302,807
1.250%, 10/31/19	7,972,000	7,877,177
3.375%, 11/15/19	6,019,000	6,426,811
1.000%, 11/30/19	8,097,600	7,914,692
1.500%, 11/30/19	1,095,700	1,091,335
1.125%, 12/31/19	2,677,000	2,625,917
1.625%, 12/31/19	730,000	730,000
1.375%, 1/31/20	2,627,000	2,599,447

See Notes to Financial Statements.

1158

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)

1.250%, 2/29/20	$2,657,000	$2,613,201
1.125%, 3/31/20	1,746,000	1,706,664
1.375%, 3/31/20	14,795,000	14,612,952
0.125%, 4/15/20 TIPS	1,421,868	1,404,404
1.125%, 4/30/20	946,000	924,364
3.500%, 5/15/20	9,360,000	10,061,817
1.500%, 5/31/20	8,875,200	8,799,275
1.625%, 7/31/20	22,615,000	22,507,445
2.625%, 8/15/20	18,507,000	19,224,328
1.375%, 8/31/20	28,695,000	28,237,392
1.375%, 9/30/20	4,285,000	4,211,142
1.375%, 10/31/20	2,155,000	2,117,056
2.625%, 11/15/20	21,358,000	22,190,836
3.625%, 2/15/21	8,195,000	8,907,181
2.000%, 2/28/21	8,700,000	8,770,773
2.250%, 3/31/21	9,300,000	9,488,452
3.125%, 5/15/21	8,723,000	9,275,684
2.125%, 8/15/21	9,036,000	9,142,243
2.125%, 9/30/21	12,000,000	12,125,860
2.000%, 11/15/21	3,135,000	3,144,338
2.000%, 2/15/22	5,086,000	5,096,281
1.750%, 5/15/22	21,883,000	21,524,410
0.125%, 7/15/22 TIPS	1,758,208	1,704,708
1.625%, 8/15/22	47,974,800	46,728,578
1.750%, 9/30/22	2,200,000	2,156,172
1.625%, 11/15/22	11,372,800	11,048,275
2.000%, 2/15/23	6,260,000	6,223,565
1.750%, 5/15/23	12,875,600	12,544,657
2.500%, 8/15/23	16,810,000	17,245,845
2.750%, 11/15/23	10,350,000	10,800,690
2.750%, 2/15/24	21,731,000	22,635,892
2.500%, 5/15/24	47,996,000	49,045,913
0.125%, 7/15/24 TIPS	20,283,413	19,282,020
2.375%, 8/15/24	12,515,000	12,644,794
2.250%, 11/15/24	21,930,000	21,919,507
0.250%, 1/15/25 TIPS	401,660	383,410
2.000%, 2/15/25	21,155,000	20,679,220
2.125%, 5/15/25	21,903,000	21,615,950
0.375%, 7/15/25 TIPS	2,808,204	2,718,728
2.000%, 8/15/25	2,336,100	2,277,766
2.250%, 11/15/25	383,500	382,654

		863,928,632

Total Government Securities		1,485,983,298

Total Long-Term Debt Securities (101.5%) (Cost $1,761,444,650)		1,756,025,749

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Financials (0.0%)
Insurance (0.0%)
Allstate Corp.
5.100% (l)	1,775	43,825

Total Preferred Stocks (0.0%) (Cost $44,375)		43,825

COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*	2	18

Total Consumer Staples		18

Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	$504

Total Financials		504

Total Common Stocks (0.0%) (Cost $–)		522

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.1%)
Intesa Sanpaolo S.p.A.
1.70%, 4/11/16 (p)	$1,700,000	1,701,294

Commercial Paper (0.2%)
ENI Finance USA, Inc.
0.89%, 6/2/16 (n)(p)	1,700,000	1,693,588
0.89%, 6/3/16 (n)(p)	400,000	398,476
Entergy Corp.
0.93%, 1/12/16 (n)(p)	700,000	699,783

Total Commercial Paper		2,791,847

Government Securities (0.1%)
Federal Home Loan Bank
0.16%, 1/6/16 (o)(p)	300,000	299,992
0.16%, 1/14/16 (o)(p)	300,000	299,982
0.14%, 1/27/16 (o)(p)	200,000	199,978
Federal National Mortgage Association
0.14%, 2/3/16 (o)(p)	500,000	499,932

Total Government Securities		1,299,884

	Number of Shares	Value (Note 1)
Investment Company (3.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	59,517,073	59,517,073

Total Short-Term Investments (3.8%) (Cost $65,307,421)		65,310,098

Total Investments (105.3%) (Cost $1,826,796,446)		1,821,380,194
Other Assets Less Liabilities (-5.3%)		(91,453,660)

Net Assets (100%)		$1,729,926,534

*	Non-income producing.
†	Securities (totaling $921,832 or 0.1% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $99,683,823 or 5.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines

See Notes to Financial Statements.

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December 31, 2015

established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $14,052,466 or 0.8% of net assets.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $14,581,352 or 0.8% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2015.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ABS	—	Asset-Backed Security
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
JPY	—	Japanese Yen
PIK	—	Payment-in Kind Security
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	53	March-16	$11,529,234	$11,513,422	$(15,812)
3-Month Euro Euribor	50	March-16	13,606,169	13,606,789	620
5 Year U.S. Treasury Notes	518	March-16	61,418,755	61,289,922	(128,833)
Euro-Bobl	36	March-16	5,120,483	5,112,202	(8,281)
Euro-Bund	3	March-16	518,482	514,859	(3,623)
Euro-Schatz	31	March-16	3,755,928	3,756,688	760

					$(155,169)

Sales
10 Year U.S. Treasury Notes	536	March-16	67,709,794	67,485,750	224,044
90 Day Eurodollar	125	December-16	30,740,705	30,865,625	(124,920)
90 Day Eurodollar	310	March-17	76,215,691	76,430,500	(214,809)
90 Day Eurodollar	70	June-17	17,191,829	17,232,250	(40,421)
90 Day Eurodollar	70	September-17	17,170,029	17,210,375	(40,346)
90 Day Eurodollar	70	December-17	17,147,279	17,189,375	(42,096)
90 Day Eurodollar	128	March-18	31,305,974	31,403,200	(97,226)
90 Day Sterling	100	December-16	18,257,086	18,239,539	17,547
90 Day Sterling	637	March-17	115,777,492	116,021,529	(244,037)
90 Day Sterling	49	September-17	8,922,541	8,902,159	20,382
U.S. Long Bond	73	March-16	11,204,330	11,223,750	(19,420)
U.S. Ultra Bond	3	March-16	472,331	476,062	(3,731)

					$(565,033)

					$(720,202)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	83	$21,027	$22,013	$(986)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,685	425,823	439,000	(13,177)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	588	148,700	151,000	(2,300)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,928	487,249	510,211	(22,962)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,111	280,918	292,000	(11,082)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	703	177,668	184,000	(6,332)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,144	289,221	300,000	(10,779)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,911	483,062	493,000	(9,938)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,738	439,315	441,000	(1,685)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,623	410,263	428,000	(17,737)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	3,229	816,228	828,000	(11,772)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	696	175,917	180,000	(4,083)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	2,269	573,532	583,000	(9,468)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	3,426	865,994	872,000	(6,006)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	756	191,070	194,000	(2,930)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	3,715	939,075	948,122	(9,047)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	1,361	344,010	356,000	(11,990)
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Deutsche Bank AG	3,426	857,205	870,648	(13,443)
British Pound vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	3,140	4,628,987	4,659,676	(30,689)
British Pound vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	330	486,529	500,813	(14,284)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	466	506,902	501,113	5,789
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	1,395	1,517,441	1,515,672	1,769
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	3,829	4,165,075	4,085,304	79,771
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	1,175	1,278,131	1,271,255	6,876
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	2,241	2,437,694	2,429,907	7,787
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	1,083	1,178,056	1,190,257	(12,201)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	865	940,922	918,362	22,560
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	130,100	1,082,408	1,071,144	11,264
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	54,500	453,430	445,856	7,574
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	59,400	494,197	481,822	12,375
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	1,824,972	15,183,427	15,081,640	101,787
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	100,100	833,490	814,545	18,945
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	124,000	1,032,495	1,013,729	18,766
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	111,300	926,746	906,050	20,696
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	62,500	520,411	508,431	11,980
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	462,400	3,850,204	3,780,168	70,036
Korean Won vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	380,269	324,181	325,347	(1,166)
Korean Won vs. U.S. Dollar, expiring 1/21/16	Deutsche Bank AG	473,396	403,549	404,712	(1,163)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	2,191,623	1,868,262	1,874,784	(6,522)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	208,899	178,077	180,000	(1,923)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	1,319	306,963	304,210	2,753
Malaysian Ringgit vs. U.S. Dollar, expiring 5/24/16	Deutsche Bank AG	2,449	565,045	574,000	(8,955)
Malaysian Ringgit vs. U.S. Dollar, expiring 5/24/16	JPMorgan Chase Bank	1,215	280,269	282,000	(1,731)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	Deutsche Bank AG	59,821	802,438	832,000	(29,562)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	JPMorgan Chase Bank	5,754	77,185	78,000	(815)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	JPMorgan Chase Bank	31,016	416,049	421,000	(4,951)

					$121,049

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	2,725	$717,000	$688,864	$28,136
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	21,816	5,775,909	5,514,215	261,694
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	3,426	879,273	865,994	13,279
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Deutsche Bank AG	3,715	938,873	929,545	9,328
British Pound vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	3,140	4,733,566	4,628,988	104,578
British Pound vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	3,140	4,659,860	4,629,354	30,506
Canadian Dollar vs. U.S. Dollar, expiring 1/14/16	JPMorgan Chase Bank	94	70,647	68,003	2,644
European Union Euro vs. U.S. Dollar, expiring 1/27/16	JPMorgan Chase Bank	651	692,408	708,173	(15,765)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	2,623	2,857,761	2,853,223	4,538
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	1,187	1,282,625	1,291,184	(8,559)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	278	304,752	302,400	2,352
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	862	936,695	937,659	(964)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	10,465	11,326,345	11,383,523	(57,178)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	9,751	10,483,495	10,606,855	(123,360)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	32,300	266,091	268,730	(2,639)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	52,900	430,026	440,118	(10,092)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	133,200	1,084,967	1,108,199	(23,232)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	775,700	6,287,592	6,453,679	(166,087)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	233,500	1,924,963	1,942,676	(17,713)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	805,572	6,590,997	6,702,209	(111,212)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	35,800	294,399	297,849	(3,450)
Japanese Yen vs. U.S. Dollar, expiring 1/8/16	HSBC Bank plc	220,000	1,784,256	1,830,506	(46,250)
Japanese Yen vs. U.S. Dollar, expiring 1/19/16	JPMorgan Chase Bank	294,000	2,396,789	2,446,824	(50,035)
Japanese Yen vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	1,824,972	15,090,177	15,192,624	(102,447)
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	115,400	936,813	960,886	(24,073)
Japanese Yen vs. U.S. Dollar, expiring 2/19/16	Bank of America	221,000	1,792,446	1,840,439	(47,993)
Japanese Yen vs. U.S. Dollar, expiring 3/25/16	JPMorgan Chase Bank	315,000	2,641,642	2,626,216	15,426
Korean Won vs. U.S. Dollar, expiring 1/19/16	JPMorgan Chase Bank	380,269	333,001	324,182	8,819
Korean Won vs. U.S. Dollar, expiring 1/21/16	Deutsche Bank AG	380,269	325,295	324,163	1,132
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	679,595	594,000	579,325	14,675
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	352,006	307,000	300,070	6,930
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	569,750	491,206	485,687	5,519
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	886,591	753,776	755,780	(2,004)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Bank of America	2,158	500,000	502,082	(2,082)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	2,533	578,511	589,265	(10,754)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	7,198	1,667,000	1,674,718	(7,718)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	JPMorgan Chase Bank	1,416	323,778	329,458	(5,680)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	JPMorgan Chase Bank	1,012	238,478	235,338	3,140
Malaysian Ringgit vs. U.S. Dollar, expiring 2/26/16	Bank of America	2,149	501,000	498,693	2,307
Mexican Peso vs. U.S. Dollar, expiring 3/14/16	JPMorgan Chase Bank	60	3,475	3,464	11
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	Bank of America	5	3,536	3,520	16
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	1,175	833,000	827,292	5,708
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	1,069	749,650	752,614	(2,964)
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	1,791	1,269,000	1,260,885	8,115
Taiwan Dollar vs. U.S. Dollar, expiring 1/14/16	JPMorgan Chase Bank	27,184	826,000	827,607	(1,607)
Taiwan Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	16,850	516,799	513,242	3,557
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	Bank of America	17,508	487,696	485,873	1,823
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	10,827	300,000	300,461	(461)
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	31,576	873,000	876,279	(3,279)

					$(313,365)

					$(192,316)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Options Written:

Options written for the year December 31, 2015 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2015	—	$—
Options Written	2,740	1,006,347
Options Terminated in Closing Purchase Transactions	(2,227)	(827,955)
Options Expired	(513)	(178,392)
Options Exercised	—	—

Options Outstanding – December 31, 2015	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$40,803,259	$699,493	$41,502,752
Non-Agency CMO	—	69,067,511	222,339	69,289,850
Common Stocks
Consumer Staples	18	—	—	18
Financials	504	—	—	504
Corporate Bonds
Consumer Discretionary	—	12,132,811	—	12,132,811
Consumer Staples	—	10,958,090	—	10,958,090
Energy	—	17,713,779	—	17,713,779
Financials	—	77,358,398	—	77,358,398
Health Care	—	10,231,615	—	10,231,615
Industrials	—	6,213,869	—	6,213,869
Information Technology	—	7,472,754	—	7,472,754
Materials	—	2,732,366	—	2,732,366
Telecommunication Services	—	9,246,501	—	9,246,501
Utilities	—	5,189,666	—	5,189,666
Forward Currency Contracts	—	934,961	—	934,961
Futures	263,353	—	—	263,353
Government Securities
Agency ABS	—	2,190,451	—	2,190,451
Agency CMO	—	136,401,282	—	136,401,282
Foreign Governments	—	11,330,529	—	11,330,529
Municipal Bonds	—	19,243,958	—	19,243,958
U.S. Government Agencies	—	452,888,446	—	452,888,446
U.S. Treasuries	—	863,928,632	—	863,928,632
Preferred Stocks
Financials	43,825	—	—	43,825
Short-Term Investments	59,517,073	5,793,025	—	65,310,098

Total Assets	$59,824,773	$1,761,831,903	$921,832	$1,822,578,508

See Notes to Financial Statements.

1163

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Forward Currency Contracts	$—	$(1,127,277)	$—	$(1,127,277)

Futures	(983,555)	—	—	(983,555)

Total Liabilities	$(983,555)	$(1,127,277)	$—	$(2,110,832)

Total	$58,841,218	$1,760,704,626	$921,832	$1,820,467,676

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$263,353	*
Foreign exchange contracts	Receivables	934,961

Total		$1,198,314

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(983,555	)*
Foreign exchange contracts	Payables	(1,127,277)
Credit contracts	Payables	—

Total		$(2,110,832)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,001,276	$(2,644,473)	$—	$(1,643,197)
Foreign exchange contracts	—	—	4,474,880	4,474,880

Total	$1,001,276	$(2,644,473)	$4,474,880	$2,831,683

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(430,949)	$—	$(430,949)
Foreign exchange contracts	—	(1,632,826)	(1,632,826)

Total	$(430,949)	$(1,632,826)	$(2,063,775)

^ The Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $111,398,000 during the year ended December 31, 2015, and option contracts with an average notional balance of approximately $799,000 for ten months during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $360,133,000 during the year ended December 31, 2015.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$63,799	$(63,799)	$—	$—
Deutsche Bank AG	406,908	(362,939)	(43,969)	—
JPMorgan Chase Bank	464,254	(464,254)	—	—

Total	$934,961	$(890,992)	$(43,969)	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$111,754	$(63,799)	$—	$47,955
Deutsche Bank AG	362,939	(362,939)	—	—
HSBC Bank plc	46,250	—	—	46,250
JPMorgan Chase Bank	606,334	(464,254)	—	142,080

Total	$1,127,277	$(890,992)	$—	$236,285

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Sale-Buyback Transactions:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
Barclays Capital Inc.	0.75%	12/22/2015	1/14/2016	($1,179,375)	$(1,177,928)
Barclays Capital Inc.	1.25	12/22/2015	1/11/2016	(1,414,438)	(1,413,181)
Barclays Capital Inc.	1.25	12/24/2015	1/11/2016	(195,937)	(195,815)
Barclays Capital Inc.	0.75	12/30/2015	1/15/2016	(2,035,688)	(2,033,870)

					$(4,820,794)

(2)   The average amount of borrowings while outstanding for 288 days during the year ended December 31, 2015 was approximately $13,585,000 at a weighted average interest rate of 0.27%.

(3)   Payable for sale-buyback transactions includes $(4,644) of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2015:

Counterparty			Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Barclays Capital Inc.			$(4,820,794)	$4,964,795	$144,001

(4)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	December 31, 2015
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 -90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$4,820,794	$—	$—	$4,820,794
U.S. Treasury Notes	—	—	—	—	—
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	$4,820,794	$—	$—	$4,820,794

Gross amount of recognized liabilities for sale-buybacks					$4,820,794

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,786,417,347
Long-term U.S. Treasury securities	348,068,778

$2,134,486,125

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,762,194,086
Long-term U.S. Treasury securities	350,498,110

$2,112,692,196

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,237,388
Aggregate gross unrealized depreciation	(18,047,431)

Net unrealized depreciation	$(7,810,043)

Federal income tax cost of investments	$1,829,190,237

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $1,826,796,446)	$1,821,380,194
Cash	155,060
Foreign cash (Cost $4,893,875)	4,987,884
Cash held as collateral at broker	821,000
Dividends, interest and other receivables	9,270,901
Receivable for forward commitments	8,315,766
Receivable for securities sold	3,704,602
Due from broker for futures variation margin	1,013,109
Unrealized appreciation on forward foreign currency contracts	934,961
Receivable from Separate Accounts for Trust shares sold	104,441
Other assets	5,068

Total assets	1,850,692,986

LIABILITIES
Payable for forward commitments	102,441,110
Payable for securities purchased	9,624,658
Payable for sale-buyback financing transactions	4,820,794
Payable to Separate Accounts for Trust shares redeemed	1,220,654
Unrealized depreciation on forward foreign currency contracts	1,127,277
Investment management fees payable	603,287
Distribution fees payable – Class IB	271,813
Payable for return of cash collateral on forward currency contracts	260,000
Administrative fees payable	183,459
Distribution fees payable – Class IA	32,710
Trustees’ fees payable	3,268
Accrued expenses	177,422

Total liabilities	120,766,452

NET ASSETS	$1,729,926,534

Net assets were comprised of:
Paid in capital	$1,881,502,851
Accumulated undistributed net investment income (loss)	343,479
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(145,682,687)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(6,237,109)

Net assets	$1,729,926,534

Class IA
Net asset value, offering and redemption price per share, $152,879,155 / 18,059,026 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.47

Class IB
Net asset value, offering and redemption price per share, $1,269,949,441 / 150,600,297 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.43

Class K
Net asset value, offering and redemption price per share, $307,097,938 / 36,290,555 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest (net of $36 foreign withholding tax)	$29,629,123
Dividends	48,671

Total income	29,677,794

EXPENSES
Investment management fees	7,062,214
Distribution fees – Class IB	3,425,717
Administrative fees	2,182,232
Distribution fees – Class IA	403,164
Recoupment fees	172,522
Custodian fees	118,700
Printing and mailing expenses	79,164
Professional fees	71,481
Trustees’ fees	36,043
Interest expense	28,524
Miscellaneous	73,447

Total expenses	13,653,208

NET INVESTMENT INCOME (LOSS)	16,024,586

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	5,072,652
Futures	(2,644,473)
Foreign currency transactions	4,610,484
Options written	1,001,276
Securities sold short	(58,672)

Net realized gain (loss)	7,981,267

Change in unrealized appreciation (depreciation) on:
Investments	(17,268,989)
Futures	(430,949)
Foreign currency translations	(1,505,689)
Securities sold short	8,360

Net change in unrealized appreciation (depreciation)	(19,197,267)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,216,000)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,808,586

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,024,586	$15,280,724
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	7,981,267	12,035,111
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(19,197,267)	24,474,708

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,808,586	51,790,543

DIVIDENDS:
Dividends from net investment income
Class IA	(1,698,471)	(1,695,961)
Class IB	(14,144,063)	(14,627,126)
Class K	(4,096,143)	(2,042,042)

TOTAL DIVIDENDS:	(19,938,677)	(18,365,129)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 886,932 and 1,480,059 shares, respectively ]	7,622,425	12,629,303
Capital shares issued in reinvestment of dividends [ 199,840 and 198,794 shares, respectively ]	1,698,471	1,695,961
Capital shares repurchased [ (2,494,333) and (3,398,542) shares, respectively ]	(21,444,658)	(28,999,425)

Total Class IA transactions	(12,123,762)	(14,674,161)

Class IB
Capital shares sold [ 9,283,329 and 7,629,959 shares, respectively ]	79,633,609	64,869,018
Capital shares issued in reinvestment of dividends [ 1,670,637 and 1,721,223 shares, respectively ]	14,144,063	14,627,126
Capital shares repurchased [ (28,365,274) and (34,061,309) shares, respectively ]	(243,014,741)	(289,245,783)

Total Class IB transactions	(149,237,069)	(209,749,639)

Class K†
Capital shares sold [ 17,557,055 and 14,431,503 shares, respectively ]	151,089,811	122,812,718
Capital shares sold in-kind (Note 10) [ 0 and 12,187,947 shares, respectively ]	—	103,236,789
Capital shares issued in reinvestment of dividends [ 482,318 and 239,494 shares, respectively ]	4,096,143	2,042,042
Capital shares repurchased [ (771,163) and (7,836,599) shares, respectively ]	(6,634,332)	(66,421,412)

Total Class K transactions	148,551,622	161,670,137

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(12,809,209)	(62,753,663)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,939,300)	(29,328,249)
NET ASSETS:
Beginning of year	1,757,865,834	1,787,194,083

End of year (a)	$1,729,926,534	$1,757,865,834

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$343,479	$557,408

† Class K commenced operations on April 21, 2014.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012		2011
Net asset value, beginning of year	$8.54	$8.38	$8.61	$8.44		$8.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.07	0.05	0.04	(x)	0.21	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.05)	0.18	(0.25)	0.18		(0.09)

Total from investment operations	0.02	0.25	(0.20)	0.22		0.12

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.03)	(0.05)		(0.23)

Net asset value, end of year	$8.47	$8.54	$8.38	$8.61		$8.44

Total return	0.28%	2.95%	(2.31)%	2.66%		1.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$152,879	$166,246	$177,633	$204,780		$171,714
Ratio of expenses to average net assets:
After waivers (f)	0.81%	0.85%	0.85%	0.63	%(j)	0.19	%(k)
Before waivers (f)	0.81%	0.85%	0.85%	0.84%		0.59%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	0.84%	0.62%	0.48	%(x)	2.44	%(x)
Before waivers (f)	0.87%	0.84%	0.62%	0.28	%(x)	2.03	%(x)
Portfolio turnover rate^	120%	136%	125%	106%		63%

	Year Ended December 31,
Class IB	2015	2014	2013	2012		2011
Net asset value, beginning of year	$8.51	$8.35	$8.58	$8.41		$8.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.07	0.06	0.04	(x)	0.19	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.06)	0.18	(0.26)	0.18		(0.09)

Total from investment operations	0.01	0.25	(0.20)	0.22		0.10

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.03)	(0.05)		(0.21)

Net asset value, end of year	$8.43	$8.51	$8.35	$8.58		$8.41

Total return	0.16%	2.96%	(2.32)%	2.66%		1.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,269,949	$1,429,243	$1,609,561	$607,734		$631,680
Ratio of expenses to average net assets:
After waivers (f)	0.81%	0.85%	0.85%	0.63	%(j)	0.44	%(k)
Before waivers (f)	0.81%	0.85%	0.85%	0.84%		0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	0.84%	0.67%	0.48	%(x)	2.18	%(x)
Before waivers (f)	0.87%	0.84%	0.67%	0.27	%(x)	1.77	%(x)
Portfolio turnover rate^	120%	136%	125%	106%		63%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2015	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.54	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.06)	0.11

Total from investment operations	0.04	0.18

Less distributions:
Dividends from net investment income	(0.12)	(0.11)

Net asset value, end of period	$8.46	$8.54

Total return (b)	0.42%	2.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$307,098	$162,377
Ratio of expenses to average net assets:
After waivers (a)(f)	0.55%	0.56%
Before waivers (a)(f)	0.55%	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.15%	1.09	%(l)
Before waivers (a)(f)	1.15%	1.09	%(l)
Portfolio turnover rate^	120%	136%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% for Class IA and 0.85% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1170

EQ/REAL ESTATE PLUS PORTFOLIO (Unaudited)

Effective February 22, 2016, the name of the Portfolio changed to “AXA Real Estate Portfolio”.

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC — effective February 22, 2016, Pacific Investment Management Company LLC no longer serves as a sub-adviser to the Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(2.02)%	4.06%
Portfolio – Class K Shares*	(1.73)	4.34
FTSE EPRA/NAREIT Developed Index	0.05	5.80
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.02)% for the year ended December 31, 2015. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned 0.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to Italian and core-European inflation-linked bonds (ILBs), where yields benefitted from the European Central Bank’s accommodative measures, added to performance during the year.

•	A tactical long-dollar position against the euro was beneficial, as the currency depreciated against the U.S. dollar.

•	Exposure to non-Agency mortgages, which benefitted from the on-going housing recovery, was also additive.

What hurt performance during the year:

•	Exposure to longer-dated U.S. breakeven inflation detracted from performance, as inflation expectations declined alongside falling oil prices.

•	A focus on intermediate-term Treasury Inflation-Protected Securities (TIPS) detracted as the real yield curve steepened.

•	Tactical positions in Mexican ILBs as well as exposure to Brazilian nominal rates dragged on performance as real and nominal yields rose in the region.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	11.50
Weighted Average Coupon (%)	1.01
Weighted Average Modified Duration (Years)*	11.41
Weighted Average Rating**	AA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

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EQ/REAL ESTATE PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	71.5%
Government Securities	36.4
Asset-Backed and Mortgage-Backed Securities	1.5
Investment Company	0.9
Health Care	0.5
Exchange Traded Funds	0.3
Information Technology	0.1
Consumer Discretionary	0.1
Options Purchased	0.0 #
Cash and Other	(11.3)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$1,015.77	$5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.50	5.76
Class K
Actual	1,000.00	1,017.75	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.74	4.51

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.13% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Health Care Providers & Services (0.1%)
Health Care Facilities (0.1%)
Chartwell Retirement Residences	2,619	$24,038
Extendicare, Inc.	1,327	9,254

Total Health Care Providers & Services		33,292

Hotels, Restaurants & Leisure (0.1%)
Hotels, Resorts & Cruise Lines (0.1%)
Pandox AB*	795	14,548

Total Hotels, Restaurants & Leisure		14,548

Real Estate Investment Trusts (REITs) (56.0%)
Diversified REITs (9.2%)
Activia Properties, Inc. (REIT)	8	33,966
Affine S.A. (REIT)	99	1,757
American Assets Trust, Inc. (REIT)	588	22,550
ANF Immobilier (REIT)	105	2,373
Artis Real Estate Investment Trust (REIT)	2,047	18,936
British Land Co. plc (REIT)	15,550	178,984
Canadian Real Estate Investment Trust (REIT)	1,100	33,436
Cofinimmo S.A. (REIT)	304	32,468
Cominar Real Estate Investment Trust (REIT)	2,555	27,162
Cousins Properties, Inc. (REIT)	3,213	30,298
Daiwa House REIT Investment Corp. (REIT)	5	19,522
Daiwa House Residential Investment Corp. (REIT)	10	20,690
Dream Global Real Estate Investment Trust (REIT)	1,430	8,950
Duke Realty Corp. (REIT)	5,233	109,998
Empire State Realty Trust, Inc. (REIT), Class A	1,418	25,623
F&C UK Real Estate Investment Ltd. (REIT)	3,546	5,319
First Potomac Realty Trust (REIT)	877	9,998
Fonciere des Regions (REIT)	544	48,700
Gecina S.A. (REIT)	569	69,033
GPT Group (REIT)	27,262	94,231
Gramercy Property Trust (REIT)	6,360	49,102
Green REIT plc (REIT)	10,030	17,349
Grivalia Properties REIC AE (REIT)	588	4,714
H&R Real Estate Investment Trust (REIT)	4,207	60,960
Hamborner REIT AG (REIT)	904	9,474
Hibernia REIT plc (REIT)	10,340	15,857
ICADE (REIT)	534	35,850
Investors Real Estate Trust (REIT)	1,898	13,191
Kenedix Realty Investment Corp. (REIT)	6	28,089
Kiwi Property Group Ltd.	19,218	17,693

Land Securities Group plc (REIT)	11,944	$207,074
Lar Espana Real Estate Socimi S.A. (REIT)	770	7,881
Lexington Realty Trust (REIT)	3,576	28,608
Liberty Property Trust (REIT)	2,241	69,583
Londonmetric Property plc (REIT)	8,863	21,404
Merlin Properties Socimi S.A. (REIT)	4,910	61,274
Mirvac Group (REIT)	56,204	80,427
Nomura Real Estate Master Fund, Inc. (REIT)*	54	66,840
NSI N.V. (REIT)	2,077	8,962
Premier Investment Corp. (REIT)	20	20,456
PS Business Parks, Inc. (REIT)	305	26,666
Redefine International plc (REIT)	14,997	11,052
Schroder Real Estate Investment Trust Ltd. (REIT)	7,873	6,895
Select Income REIT (REIT)	1,023	20,276
Shaftesbury plc (REIT)	4,219	56,537
Spirit Realty Capital, Inc. (REIT)	6,391	64,038
Standard Life Investment Property Income Trust Ltd. (REIT)	4,378	5,444
Stockland Corp., Ltd. (REIT)	35,865	106,474
STORE Capital Corp. (REIT)	980	22,736
Suntec Real Estate Investment Trust (REIT)	35,992	39,117
Tokyu REIT, Inc. (REIT)	14	17,634
Top REIT, Inc. (REIT)	3	11,342
United Urban Investment Corp. (REIT)	38	51,542
VEREIT, Inc. (REIT)	13,737	108,797
Vornado Realty Trust (REIT)	2,577	257,597
Washington Real Estate Investment Trust (REIT)	1,031	27,899
Wereldhave N.V. (REIT)	616	34,542
Winthrop Realty Trust (REIT)*	495	6,420
WP Carey, Inc. (REIT)	1,337	78,883

		2,572,673

Health Care REITs (5.0%)
Assura plc (REIT)	24,800	20,209
Care Capital Properties, Inc. (REIT)	1,270	38,824
HCP, Inc. (REIT)	7,060	269,974
Healthcare Realty Trust, Inc. (REIT)	1,524	43,160
Healthcare Trust of America, Inc. (REIT), Class A	1,920	51,782
LTC Properties, Inc. (REIT)	538	23,209
Medical Properties Trust, Inc. (REIT)	3,610	41,551
National Health Investors, Inc. (REIT)	528	32,139
New Senior Investment Group, Inc. (REIT)	1,260	12,424
Omega Healthcare Investors, Inc. (REIT)	2,524	88,290
Physicians Realty Trust (REIT)	1,317	22,205

See Notes to Financial Statements.

1173

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Primary Health Properties plc (REIT)	6,434	$10,303
Sabra Health Care REIT, Inc. (REIT)	984	19,906
Senior Housing Properties Trust (REIT)	3,603	53,469
Target Healthcare REIT Ltd. (REIT)	2,610	4,148
Universal Health Realty Income Trust (REIT)	204	10,202
Ventas, Inc. (REIT)	5,020	283,279
Welltower, Inc. (REIT)	5,330	362,600

		1,387,674

Hotel & Resort REITs (2.4%)
Apple Hospitality REIT, Inc. (REIT)	2,530	50,524
Ashford Hospitality Trust, Inc. (REIT)	1,384	8,733
CDL Hospitality Trusts (REIT)	9,687	9,044
Chatham Lodging Trust (REIT)	550	11,264
Chesapeake Lodging Trust (REIT)	902	22,694
DiamondRock Hospitality Co. (REIT)	3,040	29,336
FelCor Lodging Trust, Inc. (REIT)	2,169	15,834
Hersha Hospitality Trust (REIT)	591	12,860
Hospitality Properties Trust (REIT)	2,291	59,909
Host Hotels & Resorts, Inc. (REIT)	11,480	176,103
InnVest Real Estate Investment Trust (REIT)	1,487	5,513
Japan Hotel REIT Investment Corp. (REIT)	46	34,001
LaSalle Hotel Properties (REIT)	1,713	43,099
Pebblebrook Hotel Trust (REIT)	1,090	30,542
RLJ Lodging Trust (REIT)	1,906	41,227
Ryman Hospitality Properties, Inc. (REIT)	737	38,059
Summit Hotel Properties, Inc. (REIT)	1,260	15,057
Sunstone Hotel Investors, Inc. (REIT)	3,160	39,468
Xenia Hotels & Resorts, Inc. (REIT)	1,690	25,908

		669,175

Industrial REITs (3.6%)
Ascendas Real Estate Investment Trust (REIT)	30,123	48,243
BWP Trust (REIT)	7,409	16,972
DCT Industrial Trust, Inc. (REIT)	1,335	49,889
EastGroup Properties, Inc. (REIT)	494	27,471
First Industrial Realty Trust, Inc. (REIT)	1,670	36,957
GLP J-REIT (REIT)	34	32,893
Goodman Group (REIT)	26,625	120,543
Granite Real Estate Investment Trust (REIT)	714	19,588
Hansteen Holdings plc (REIT)	10,926	18,530
Industrial & Infrastructure Fund Investment Corp. (REIT)	5	23,861

Japan Logistics Fund, Inc. (REIT)	13	$25,205
Mapletree Industrial Trust (REIT)	18,824	20,168
Mapletree Logistics Trust (REIT)	22,168	15,432
Nippon Prologis REIT, Inc. (REIT)	22	39,756
Prologis, Inc. (REIT)	7,963	341,772
Pure Industrial Real Estate Trust (REIT)	2,869	9,061
Rexford Industrial Realty, Inc. (REIT)	820	13,415
Segro plc (REIT)	11,257	71,061
STAG Industrial, Inc. (REIT)	1,027	18,948
Terreno Realty Corp. (REIT)	640	14,477
Tritax Big Box REIT plc (REIT)	10,290	19,673
Warehouses De Pauw S.C.A. (REIT)	222	19,578

		1,003,493

Office REITs (7.7%)
Alexandria Real Estate Equities, Inc. (REIT)	1,097	99,125
Allied Properties Real Estate Investment Trust (REIT)	1,172	26,740
Alstria Office REIT-AG (REIT)*	1,592	21,233
Befimmo S.A. (REIT)	252	15,046
Beni Stabili S.p.A. SIIQ (REIT)	16,191	12,216
BioMed Realty Trust, Inc. (REIT)	3,088	73,155
Boston Properties, Inc. (REIT)	2,331	297,296
Brandywine Realty Trust (REIT)	2,654	36,254
CapitaLand Commercial Trust (REIT)	29,705	28,200
Champion REIT (REIT)	35,856	17,880
Columbia Property Trust, Inc. (REIT)	1,890	44,377
Corporate Office Properties Trust (REIT)	1,427	31,151
Cromwell Property Group (REIT)	22,164	16,924
Daiwa Office Investment Corp. (REIT)	5	27,074
Derwent London plc (REIT)	1,518	82,007
Dexus Property Group (REIT)	14,723	79,835
Douglas Emmett, Inc. (REIT)	2,059	64,200
Dream Office Real Estate Investment Trust (REIT)	1,640	20,587
DuPont Fabros Technology, Inc. (REIT)	992	31,536
Equity Commonwealth (REIT)*	1,910	52,964
Franklin Street Properties Corp. (REIT)	1,331	13,776
Government Properties Income Trust (REIT)	1,071	16,997
Great Portland Estates plc (REIT)	5,223	63,667
Highwoods Properties, Inc. (REIT)	1,451	63,264
Hudson Pacific Properties, Inc. (REIT)	1,114	31,348
Intervest Offices & Warehouses N.V. (REIT)*	201	5,318
Investa Office Fund (REIT)	8,561	24,794
Japan Excellent, Inc. (REIT)	17	18,662
Japan Prime Realty Investment Corp. (REIT)	13	44,485

See Notes to Financial Statements.

1174

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Japan Real Estate Investment Corp. (REIT)	20	$97,268
Keppel REIT (REIT)	28,329	18,542
Kilroy Realty Corp. (REIT)	1,402	88,719
Leasinvest Real Estate S.C.A. (REIT)	14	1,415
Mack-Cali Realty Corp. (REIT)	1,346	31,429
Mori Hills REIT Investment Corp. (REIT)	20	25,627
Mori Trust Sogo Reit, Inc. (REIT)	16	27,276
New York REIT, Inc. (REIT)	2,480	28,520
Nippon Building Fund, Inc. (REIT)	21	100,306
Orix JREIT, Inc. (REIT)	36	46,584
Paramount Group, Inc. (REIT)	2,181	39,476
Parkway Properties, Inc. (REIT)	1,207	18,865
Piedmont Office Realty Trust, Inc. (REIT), Class A	2,209	41,706
SL Green Realty Corp. (REIT)	1,516	171,278
Tier REIT, Inc. (REIT)	720	10,620
Workspace Group plc (REIT)	1,763	24,884

		2,132,626

Residential REITs (7.3%)
Advance Residence Investment Corp. (REIT)	20	44,022
Aedifica S.A. (REIT)	188	12,361
American Campus Communities, Inc. (REIT)	1,701	70,319
American Homes 4 Rent (REIT), Class A	2,278	37,951
Apartment Investment & Management Co. (REIT), Class A	2,375	95,071
AvalonBay Communities, Inc. (REIT)	2,080	382,990
Boardwalk Real Estate Investment Trust (REIT)	606	20,781
Camden Property Trust (REIT)	1,312	100,709
Canadian Apartment Properties REIT (REIT)	1,897	36,797
Education Realty Trust, Inc. (REIT)	839	31,781
Equity LifeStyle Properties, Inc. (REIT)	1,165	77,671
Equity Residential (REIT)	5,475	446,705
Essex Property Trust, Inc. (REIT)	1,000	239,410
Invincible Investment Corp. (REIT)	35	20,317
Mid-America Apartment Communities, Inc. (REIT)	1,146	104,068
Nippon Accommodations Fund, Inc. (REIT)	8	27,890
Northview Apartment Real Estate Investment Trust (REIT)	599	7,602
Post Properties, Inc. (REIT)	825	48,807
Silver Bay Realty Trust Corp. (REIT)	516	8,081
Starwood Waypoint Residential Trust (REIT)	570	12,905
Sun Communities, Inc. (REIT)	854	58,525
UDR, Inc. (REIT)	3,978	149,453

		2,034,216

Retail REITs (16.6%)
Acadia Realty Trust (REIT)	1,047	$34,708
AEON REIT Investment Corp. (REIT)	13	15,417
Agree Realty Corp. (REIT)	277	9,415
Alexander’s, Inc. (REIT)	32	12,291
Brixmor Property Group, Inc. (REIT)	2,654	68,526
CapitaLand Mall Trust (REIT)	40,684	55,134
CBL & Associates Properties, Inc. (REIT)	2,574	31,840
Cedar Realty Trust, Inc. (REIT)	1,273	9,013
Charter Hall Retail REIT (REIT)	5,010	15,122
Crombie Real Estate Investment Trust (REIT)	1,168	10,805
DDR Corp. (REIT)	4,628	77,935
Equity One, Inc. (REIT)	983	26,688
Eurocommercial Properties N.V. (CVA)	690	29,743
Federal Realty Investment Trust (REIT)	1,059	154,720
Fortune Real Estate Investment Trust (REIT)	19,973	20,519
Frontier Real Estate Investment Corp. (REIT)	8	32,113
Fukuoka REIT Corp. (REIT)	10	17,244
General Growth Properties, Inc. (REIT)	7,648	208,102
Getty Realty Corp. (REIT)	374	6,414
Hammerson plc (REIT)	11,908	105,243
Immobiliare Grande Distribuzione SIIQ S.p.A. (REIT)	4,591	4,414
Inland Real Estate Corp. (REIT)	1,304	13,848
Intu Properties plc (REIT)	14,236	66,528
Japan Retail Fund Investment Corp. (REIT)	37	71,052
Kimco Realty Corp. (REIT)	6,242	165,163
Kite Realty Group Trust (REIT)	1,244	32,257
Klepierre S.A. (REIT)	3,121	138,405
Link REIT (REIT)	33,992	202,790
Macerich Co. (REIT)	2,399	193,575
Mapletree Commercial Trust (REIT)	19,884	18,180
Mercialys S.A. (REIT)	629	12,731
National Retail Properties, Inc. (REIT)	2,063	82,623
Pennsylvania Real Estate Investment Trust (REIT)	999	21,848
Ramco-Gershenson Properties Trust (REIT)	1,185	19,683
Realty Income Corp. (REIT)	3,793	195,833
Regency Centers Corp. (REIT)	1,422	96,867
Retail Opportunity Investments Corp. (REIT)	1,497	26,796
Retail Properties of America, Inc. (REIT), Class A	3,589	53,010
RioCan Real Estate Investment Trust (REIT)	4,813	82,402
Rouse Properties, Inc. (REIT)	549	7,993
Saul Centers, Inc. (REIT)	206	10,562
Scentre Group (REIT)	77,631	235,266
Shopping Centres Australasia Property Group (REIT)	10,960	16,906

See Notes to Financial Statements.

1175

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Simon Property Group, Inc. (REIT)	4,727	$919,118
Smart Real Estate Investment Trust (REIT)	1,685	36,764
Tanger Factory Outlet Centers, Inc. (REIT)	1,458	47,677
Taubman Centers, Inc. (REIT)	917	70,352
Unibail-Rodamco SE (REIT)	1,496	379,317
Urban Edge Properties (REIT)	1,355	31,775
Urstadt Biddle Properties, Inc. (REIT), Class A	402	7,734
Vastned Retail N.V. (REIT)	291	13,376
Vicinity Centres (REIT)	49,899	101,122
Weingarten Realty Investors (REIT)	1,689	58,406
Wereldhave Belgium N.V. (REIT)	31	3,704
Westfield Corp. (REIT)	29,356	201,955
WP Glimcher, Inc. (REIT)	2,789	29,591

		4,610,615

Specialized REITs (4.2%)
Big Yellow Group plc (REIT)	2,155	25,563
CubeSmart (REIT)	2,614	80,040
Digital Realty Trust, Inc. (REIT)	2,058	155,626
EPR Properties (REIT)	905	52,897
Extra Space Storage, Inc. (REIT)	1,761	155,338
Gaming and Leisure Properties, Inc. (REIT)	1,320	36,696
Public Storage (REIT)	2,203	545,683
QTS Realty Trust, Inc. (REIT), Class A	590	26,615
Safestore Holdings plc (REIT)	3,133	16,479
Sovran Self Storage, Inc. (REIT)	551	59,128

		1,154,065

Total Real Estate Investment Trusts (REITs)		15,564,537

Real Estate Management & Development (13.9%)
Diversified Real Estate Activities (6.9%)
Allreal Holding AG (Registered)*	143	19,049
CapitaLand Ltd.	38,843	91,164
DIC Asset AG	511	5,185
Grand City Properties S.A.	1,400	32,752
Hang Lung Properties Ltd.	33,175	75,243
Henderson Land Development Co., Ltd.	15,686	95,487
Kerry Properties Ltd.	9,429	25,669
Mitsubishi Estate Co., Ltd.	19,295	399,926
Mitsui Fudosan Co., Ltd.	14,467	362,506
Mobimo Holding AG (Registered)*	99	21,930
New World Development Co., Ltd.	81,674	80,141
Nomura Real Estate Holdings, Inc.	1,736	32,157
RMR Group, Inc., Class A*	2	22
Sumitomo Realty & Development Co., Ltd.	6,635	189,051
Sun Hung Kai Properties Ltd.	25,550	306,647
Tokyo Tatemono Co., Ltd.	3,138	34,118
U & I Group plc	1,890	6,272
UOL Group Ltd.	7,218	31,653
Wharf Holdings Ltd.	20,868	115,185

		1,924,157

Real Estate Development (1.5%)
ADLER Real Estate AG*	370	$5,706
Cheung Kong Property Holdings Ltd.	42,790	276,045
Conwert Immobilien Invest SE*	941	14,339
Helical Bar plc	1,452	10,156
Sino Land Co., Ltd.	44,569	64,944
St. Modwen Properties plc	2,670	16,286
TAG Immobilien AG	1,791	22,357

		409,833

Real Estate Operating Companies (5.5%)
ADO Properties S.A.*§	352	10,164
Aeon Mall Co., Ltd.	1,714	29,422
Azrieli Group Ltd.	550	20,481
BUWOG AG*	906	19,606
CA Immobilien Anlagen AG*	1,115	20,329
Capital & Counties Properties plc	11,035	71,627
Castellum AB	2,493	35,331
Citycon Oyj*	5,951	15,421
Daejan Holdings plc	78	7,270
Deutsche EuroShop AG	700	30,766
Deutsche Wohnen AG	5,170	143,910
Dios Fastigheter AB	713	5,157
Entra ASA§	953	7,647
Fabege AB	2,007	33,000
Fastighets AB Balder, Class B*	1,402	34,553
First Capital Realty, Inc.	1,364	18,089
Forest City Enterprises, Inc., Class A*	3,569	78,268
Grainger plc	6,236	21,365
Hemfosa Fastigheter AB	1,194	13,188
Hispania Activos Inmobiliarios S.A.*	1,030	14,588
Hongkong Land Holdings Ltd.	17,954	125,204
Hufvudstaden AB, Class A	1,683	23,831
Hulic Co., Ltd.	5,403	47,390
Hysan Development Co., Ltd.	9,575	39,068
Inmobiliaria Colonial S.A.*	31,703	22,020
Killam Properties, Inc.	781	5,932
Klovern AB, Class B	5,685	6,368
Kungsleden AB	2,764	19,641
LEG Immobilien AG*	955	78,383
Norwegian Property ASA*	3,742	3,833
NTT Urban Development Corp.	1,648	15,837
PSP Swiss Property AG (Registered)*	605	52,988
Sponda Oyj	3,652	15,439
Swire Properties Ltd.	17,769	51,073
Swiss Prime Site AG (Registered)*	954	74,495
Technopolis Oyj	1,442	5,836
TLG Immobilien AG	840	15,758
Unite Group plc	3,365	32,490
Vonovia SE	7,074	219,115
Wallenstam AB, Class B	3,006	24,045
Wihlborgs Fastigheter AB	1,008	20,338

		1,529,266

Total Real Estate Management & Development		3,863,256

Total Common Stocks (70.1%) (Cost $18,754,748)		19,475,633

See Notes to Financial Statements.

1176

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares		Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (0.2%)
iShares® International Developed Real Estate ETF		1,473	$41,075
iShares® U.S. Real Estate ETF		550	41,310

			82,385

Investment Companies (0.2%)
F&C Commercial Property Trust Ltd.		8,005	15,860
MedicX Fund Ltd.		5,488	6,856
Picton Property Income Ltd.		8,195	8,543
UK Commercial Property Trust Ltd.		9,275	11,654

			42,913

Total Investment Companies (0.4%) (Cost $124,183)			125,298

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (1.5%)
Asset-Backed Securities (0.6%)
ACE Securities Corp. Home Equity Loan Trust,
Series 2002-HE3 M1
2.222%, 10/25/32 (l)		$21,364	21,348
JP Morgan Mortgage Acquisition Trust,
Series 2006-NC1 A1
0.592%, 4/25/36 (l)		48,645	45,220
Series 2007-CH2 AV1
0.582%, 1/25/37 (l)		32,157	31,109
RAMP Trust,
Series 2006-RZ4 A2
0.602%, 10/25/36 (l)		39,417	38,895
Structured Asset Securities Corp Mortgage Loan Trust,
Series 2007-WF2 A1
1.422%, 8/25/37 (l)		30,494	28,463

			165,035

Non-Agency CMO (0.9%)
Alternative Loan Trust,
Series 2004-18CB 4A1
5.500%, 9/25/34		16,660	16,841
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1 5A1
6.500%, 9/25/33		10,816	10,934
Credit Suisse Mortgage Capital Certificates,
Series 2009-12R 1A1
2.087%, 9/27/36 (l)§		38,207	38,248
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10 1A1
1.262%, 5/25/34 (l)		17,676	15,697
Series 2004-AR10 2A2A
1.202%, 5/25/34 (l)		22,986	20,808

Paragon Mortgages No 13 plc,
Series 13X A1
0.819%, 1/15/39 (l)(m)	GBP	54,107	$71,566
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-1 1A1
2.583%, 2/25/35 (l)		$39,784	37,573
Thornburg Mortgage Securities Trust,
Series 2007-4 2A1
2.383%, 9/25/37 (l)		33,211	31,691

			243,358

Total Asset-Backed and Mortgage-Backed Securities			408,393

Corporate Bonds (2.1%)
Banks (0.5%)
Diversified Banks (0.5%)
Bank of America Corp.
5.000%, 5/13/21		50,000	54,635
JPMorgan Chase & Co.
2.750%, 6/23/20		100,000	100,252

Total Banks			154,887

Capital Markets (0.4%)
Investment Banking & Brokerage (0.4%)
Goldman Sachs Group, Inc.
1.061%, 6/4/17 (l)		100,000	99,740

Total Capital Markets			99,740

Consumer Finance (0.3%)
Consumer Finance (0.3%)
Ford Motor Credit Co. LLC
2.375%, 1/16/18		100,000	99,622

Total Consumer Finance			99,622

Pharmaceuticals (0.4%)
Pharmaceuticals (0.4%)
Actavis Funding SCS
2.350%, 3/12/18		100,000	99,965

Total Pharmaceuticals			99,965

Technology Hardware, Storage & Peripherals (0.1%)
Technology Hardware, Storage & Peripherals (0.1%)
Hewlett Packard Enterprise Co.
2.450%, 10/5/17§		10,000	10,093
2.850%, 10/5/18§		10,000	9,997

Total Technology Hardware, Storage & Peripherals			20,090

Thrifts & Mortgage Finance (0.4%)
Thrifts & Mortgage Finance (0.4%)
Nykredit Realkredit A/S
4.000%, 6/3/36 (l)(m)	EUR	100,000	108,403

Total Thrifts & Mortgage Finance			108,403

Total Corporate Bonds			582,707

See Notes to Financial Statements.

1177

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)

Government Securities (36.4%)
Foreign Governments (18.2%)
Australia Government Bond
3.000%, 9/20/25 (m)	AUD	100,000	$88,899
Brazil Notas do Tesouro Nacional Serie B
6.000%, 8/15/50	BRL	1,000	590
Canadian Government Real Return Bond
1.500%, 12/1/44	CAD	55,011	48,560
1.250%, 12/1/47		61,895	51,892
Denmark Government Bond
0.100%, 11/15/23	DKK	1,145,903	171,116
Federative Republic of Brazil
(Zero Coupon),10/1/16	BRL	300,000	67,950
(Zero Coupon),1/1/17		600,000	130,863
(Zero Coupon),1/1/19		400,000	63,789
France Government Bond OAT
0.250%, 7/25/18 (m)(z)	EUR	104,106	116,552
0.100%, 7/25/21 (m)(z)		40,386	45,609
1.100%, 7/25/22 (m)(z)		149,822	181,553
2.250%, 5/25/24 (m)(z)		100,000	122,284
1.850%, 7/25/27 (m)(z)		53,506	70,965
3.400%, 7/25/29		43,823	69,377
1.800%, 7/25/40 (m)(z)		34,394	49,859
Hellenic Railways Organization S.A.
4.500%, 12/6/16 (b)	JPY	1,500,000	11,360
Italy Buoni Poliennali Del Tesoro
1.700%, 9/15/18	EUR	202,412	232,015
2.100%, 9/15/21 (m)		10,846	13,135
2.350%, 9/15/24 (m)		241,454	303,220
3.100%, 9/15/26 (m)		63,700	86,344
1.250%, 9/15/32 (b)(m)		30,000	33,791
2.550%, 9/15/41		43,507	59,513
Japanese Government CPI Linked Bond
0.100%, 3/10/25	JPY	10,030,000	88,011
Mexican Udibonos
4.500%, 12/4/25	MXN	1,210,661	77,225
4.000%, 11/8/46		287,047	16,848
New Zealand Government Bond
2.000%, 9/20/25 (m)	NZD	240,000	159,585
Republic of Greece
5.250%, 2/1/16 (b)	JPY	9,300,000	75,848
Republic of Sweden
0.250%, 6/1/22	SEK	252,360	32,016
1.000%, 6/1/25		400,023	54,120
Spain Government Bond
0.550%, 11/30/19 (m)	EUR	170,415	189,682
United Kingdom Gilt
3.250%, 1/22/44 (m)(z)	GBP	70,000	114,889
United Kingdom Gilt Inflation Linked Bond
0.125%, 3/22/24 (m)(z)		664,181	1,038,158
1.250%, 11/22/32 (m)(z)		316,945	622,860
0.125%, 3/22/44 (m)(z)		19,282	35,152
0.125%, 3/22/58 (m)(z)		157,271	330,908
0.375%, 3/22/62 (m)(z)		33,036	79,929
0.125%, 3/22/68 (m)(z)		52,001	122,274

			5,056,741

U.S. Treasuries (18.2%)
U.S. Treasury Bonds
2.000%, 1/15/26 TIPS		$47,932	$53,272
2.375%, 1/15/27 TIPS		88,453	102,277
1.750%, 1/15/28 TIPS		136,234	148,984
2.500%, 1/15/29 TIPS		155,088	183,855
2.125%, 2/15/40 TIPS		55,020	64,934
1.375%, 2/15/44 TIPS (z)		612,306	624,005
3.000%, 11/15/44(z)		130,000	129,629
U.S. Treasury Notes
0.125%, 4/15/16 TIPS		215,502	214,659
0.125%, 4/15/17 TIPS		73,300	73,103
0.125%, 4/15/18 TIPS		308,667	308,059
0.125%, 4/15/19 TIPS (z)		913,518	907,785
1.875%, 7/15/19 TIPS		111,390	118,055
0.125%, 4/15/20 TIPS		203,124	200,629
0.625%, 7/15/21 TIPS		416,828	419,868
0.125%, 7/15/22 TIPS		125,143	121,335
0.125%, 1/15/23 TIPS		206,080	197,671
0.375%, 7/15/23 TIPS (z)		408,800	399,597
0.625%, 1/15/24 TIPS		305,796	302,233
0.125%, 7/15/24 TIPS		200,330	190,440
0.375%, 7/15/25 TIPS		300,879	291,292

			5,051,682

Total Government Securities			10,108,423

Total Long-Term Debt Securities (40.0%) (Cost $ 11,296,650)			11,099,523

	Number of Rights		Value (Note 1)
RIGHTS:
Real Estate Investment Trusts (REITs) (0.0%)
Industrial REITs (0.0%)
Ascendas Real Estate Investment Trust, expiring 1/13/16* (Cost $—)		1,129	42

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (1.5%)
Federal Home Loan Bank
0.16%, 1/15/16 (o)(p)		$200,000	199,987
0.14%, 1/27/16 (o)(p)		100,000	99,989
0.14%, 2/1/16 (o)(p)		100,000	99,987

Total Government Securities			399,963

	Number of Shares		Value (Note 1)
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, Institutional Class Shares		203,654	203,654

Total Short-Term Investments (2.2%) (Cost $603,585)			603,617

See Notes to Financial Statements.

1178

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Contracts	Value (Note 1)

OPTIONS PURCHASED:
Put Options Purchased (0.0%)
1 Year Mid-Curve on 3-Month LIBOR
March 2016 @ $98.88*	2	$461
90 Day Sterling
December 2016 @ $98.50*	8	589

Total Options Purchased (0.0%) (Cost $1,224)		1,050

Total Investments Before Options Written (112.7%) (Cost $30,780,390)		31,305,163

OPTIONS WRITTEN:
Call Option Written (0.0%)
1 Year Mid-Curve on 3-Month LIBOR
March 2016 @ $99.25*	(2)	(18)

Put Options Written (0.0%)
1 Year Mid-Curve on 3-Month LIBOR
March 2016 @ $98.63*	(2)	(138)
90 Day Sterling
December 2016 @ $98.00*	(8)	(111)

		(249)

Total Options Written (0.0%)
(Premiums Received $435)		(267)

Total Investments after Options Written (112.8%) (Cost $30,779,955)		31,304,896
Other Assets Less Liabilities (112.7%)		(3,531,122)

Net Assets (100%)		$27,773,774

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $76,149 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $3,985,617 or 14.4% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AUD	— Australian Dollar
BRL	— Brazillian Real
CVA	— Dutch Certification
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
REIC	— Real Estate Investment Company
SEK	— Swedish Krona
TIPS	— Treasury Inflation Protected Security

Country Diversification
As a Percentage of Total Net Assets
Australia	4.3%
Austria	0.2
Belgium	0.3
Brazil	1.0
Canada	2.1
Denmark	1.0
Finland	0.1
France	4.9
Germany	2.0
Greece	0.3
Hong Kong	5.3
Ireland	0.1
Israel	0.1
Italy	2.7
Japan	8.1
Luxembourg	0.5
Mexico	0.4
Netherlands	0.3
New Zealand	0.6
Norway	0.1
Singapore	1.4
Spain	1.1
Sweden	1.1
Switzerland	0.6
United Kingdom	13.1
United States	61.1
Cash and Other	(12.8)

100.0%

See Notes to Financial Statements.

1179

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	1	March-16	$125,395	$125,906	$511
5 Year U.S. Treasury Notes	2	March-16	237,531	236,641	(890)

					$(379)

Sales
90 Day Eurodollar	4	March-16	$993,800	$992,650	$1,150
90 Day Eurodollar	4	June-16	992,100	991,000	1,100
90 Day Eurodollar	3	September-16	739,254	742,012	(2,758)
90 Day Eurodollar	7	December-16	1,724,381	1,728,475	(4,094)
Euro-Bund	1	March-16	174,088	171,620	2,468
U.S. Long Bond	2	March-16	307,043	307,500	(457)
U.S. Ultra Bond	3	March-16	474,982	476,063	(1,081)

					$(3,672)

					$(4,051)

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	158	$115,135	$114,866	$269
Australian Dollar vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	3	2,181	2,164	17
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	71	17,974	17,831	143
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	172	43,425	45,649	(2,224)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	152	38,437	40,261	(1,824)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	250	63,288	63,898	(610)
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	48	70,762	72,102	(1,340)
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	82	120,884	122,411	(1,527)
British Pound vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	31	45,701	46,732	(1,031)
British Pound vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	145	214,273	215,694	(1,421)
Canadian Dollar vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	11	7,707	8,000	(293)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,175	1,277,129	1,291,290	(14,161)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	104	113,022	112,919	103
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	4	4,347	4,326	21
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	206	223,871	225,981	(2,110)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	29	31,516	31,519	(3)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	318	345,587	336,158	9,429
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	42	45,687	46,160	(473)
Hong Kong Dollar vs. U.S. Dollar, expiring 2/26/16	Deutsche Bank AG	209	27,008	27,000	8
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	26,600	221,307	219,823	1,484
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	5,300	44,130	43,070	1,060

					$(14,483)

See Notes to Financial Statements.

1180

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/16	Bank of America	158	$113,540	$115,135	$(1,595)
Australian Dollar vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	158	114,709	114,971	(262)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	259	77,625	65,377	12,248
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	47	12,000	11,990	10
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	144	37,000	36,348	652
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	24	6,000	5,984	16
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	172	45,694	43,425	2,269
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Bank of America	71	17,650	17,792	(142)
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Deutsche Bank AG	250	63,275	62,646	629
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	Bank of America	100	25,374	23,056	2,318
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	JPMorgan Chase Bank	100	24,154	23,056	1,098
Brazilian Real vs. U.S. Dollar, expiring 10/4/16	JPMorgan Chase Bank	100	25,265	23,056	2,209
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	100	22,977	22,473	504
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	200	47,432	44,945	2,487
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	300	70,572	67,418	3,154
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	48	72,205	70,762	1,443
British Pound vs. U.S. Dollar, expiring 1/5/16	Bank of America	48	72,391	70,762	1,629
British Pound vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	210	317,102	310,096	7,006
British Pound vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	145	215,702	214,290	1,412
Canadian Dollar vs. U.S. Dollar, expiring 2/11/16	Bank of America	145	109,325	104,801	4,524
Danish Krone vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	56	8,000	8,210	(210)
Danish Krone vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	1,155	166,870	168,380	(1,510)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,579	1,683,700	1,716,176	(32,476)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Credit Suisse	148	160,691	160,839	(148)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	65	68,959	70,639	(1,680)
European Union Euro vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	44	46,897	47,817	(920)
European Union Euro vs. U.S. Dollar, expiring 2/2/16	Bank of America	1,175	1,292,207	1,278,034	14,173
Hong Kong Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	186	24,025	24,032	(7)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	16,000	130,399	133,117	(2,718)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	10,600	85,982	88,190	(2,208)
Japanese Yen vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	26,600	219,948	221,441	(1,493)
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	492	4,000	4,095	(95)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	44,622	37,937	38,038	(101)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	24,372	21,000	20,776	224
Mexican Peso vs. U.S. Dollar, expiring 3/14/16	Deutsche Bank AG	1,743	99,870	100,629	(759)
New Zealand Dollar vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	223	145,413	152,140	(6,727)
New Zealand Dollar vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	24	15,733	16,374	(641)
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	Deutsche Bank AG	61	42,968	42,881	87
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	70	8,000	8,258	(258)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	210	24,188	24,905	(717)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	115	13,195	13,638	(443)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	235	27,674	27,870	(196)
Swedish Krona vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	115	13,209	13,638	(429)
Taiwan Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	1,336	40,976	40,694	282

					$2,639

					$(11,844)

See Notes to Financial Statements.

1181

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Options Written:

Options written for the year December 31, 2015 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2015	2	$1,188
Options Written	31	6,439
Options Terminated in Closing Purchase Transactions	(21)	(7,192)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2015	12	$435

Total Return Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	$7,192,594	$55,735
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	119,956	914
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	48,036	365
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	19,016	153
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	251,544	1,949
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	200,601	1,462
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	20,656	153
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	31,918	244
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	48,954	365
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	80,287	579
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	211,789	1,553
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	40,903	305
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/29/16	28,845	213

					$63,990

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$165,035	$—	$165,035
Non-Agency CMO	—	243,358	—	243,358
Common Stocks
Consumer Discretionary	—	14,548	—	14,548
Financials	10,964,106	8,463,687	—	19,427,793
Health Care	33,292	—	—	33,292

See Notes to Financial Statements.

1182

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Corporate Bonds
Financials	$—	$462,652	$—	$462,652
Health Care	—	99,965	—	99,965
Information Technology	—	20,090	—	20,090
Forward Currency Contracts	—	70,908	—	70,908
Futures	5,229	—	—	5,229
Government Securities
Foreign Governments	—	5,056,741	—	5,056,741
U.S. Treasuries	—	5,051,682	—	5,051,682
Investment Companies
Exchange Traded Funds (ETFs)	82,385	—	—	82,385
Investment Companies	—	42,913	—	42,913
Options Purchased
Put Options Purchased	1,050	—	—	1,050
Rights
Financials	—	42	—	42
Short-Term Investments	203,654	399,963	—	603,617
Total Return Swaps	—	63,990	—	63,990

Total Assets	$11,289,716	$20,155,574	$—	$31,445,290

Liabilities:
Forward Currency Contracts	$—	$(82,752)	$—	$(82,752)
Futures	(9,280)	—	—	(9,280)
Options Written
Call Options Written	(18)	—	—	(18)
Put Options Written	(249)	—	—	(249)

Total Liabilities	$(9,547)	$(82,752)	$—	$(92,299)

Total	$11,280,169	$20,072,822	$—	$31,352,991

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$6,279	*
Foreign exchange contracts	Receivables	70,908
Equity contracts	Receivables, Net assets - Unrealized appreciation	63,990

Total		$141,177

See Notes to Financial Statements.

1183

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(9,547)*
Foreign exchange contracts	Payables	(82,752)

Total		$(92,299)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(4,176)	$(76,529)	$—	$—	$(80,705)
Foreign exchange contracts	—	—	415,140	—	415,140
Equity contracts	—	—	—	(159,114)	(159,114)

Total	$(4,176)	$(76,529)	$415,140	$(159,114)	$175,321

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(6)	$35,977	$—	$—	$35,971
Foreign exchange contracts	—	—	(157,072)	—	(157,072)
Equity contracts	—	—	—	36,020	36,020

Total	$(6)	$35,977	$(157,072)	$36,020	$(85,081)

^ The portfolio held forward foreign currency contracts for hedging and in an attempt to enhance returns, held swaps contracts as a substitute for investing in conventional securities and held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $10,408,000 during the year ended December 31, 2015 and, option contracts with an average notional balance of approximately $1,000 for ten months during the year ended December 31, 2015, and futures and swap contracts, with an average notional balance of approximately $8,018,000 and $8,468,000, respectively, during the year ended December 31, 2015.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BNP Paribas S.A.	(0.05)%	10/6/2015	1/12/2016	$(127,638)	$(127,299)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(131,470)	(131,111)
BNP Paribas S.A.	(0.05)	10/6/2015	1/12/2016	(122,786)	(122,129)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(640,765)	(640,621)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(82,826)	(82,961)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(36,301)	(36,372)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(1,060,883)	(1,062,918)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(127,926)	(128,185)
BNP Paribas S.A.	0.83	10/12/2015	1/21/2016	(220,472)	(220,913)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(117,486)	(117,459)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale—Buyback Transactions (3)
BNP Paribas S.A.	—%	12/2/2015	1/6/2016	$(51,269)	$(51,223)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(74,442)	(74,341)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(53,727)	(53,663)
BNP Paribas S.A.	1.00	12/16/2015	1/14/2016	(427,901)	(427,765)
BNP Paribas S.A.	1.00	12/16/2015	1/14/2016	(100,901)	(100,975)
BNP Paribas S.A.	—	12/2/2015	1/6/2016	(46,683)	(46,678)
BNP Paribas S.A.	1.10	12/2/2015	1/6/2016	(119,751)	(119,566)
BNP Paribas S.A.	1.00	12/10/2015	1/22/2016	(130,894)	(130,597)
BNP Paribas S.A.	1.00	12/10/2015	1/22/2016	(101,024)	(101,128)

					$(3,775,904)

	December 31, 2015
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$760,465	$—	$—	$760,465
U.S. Treasury Notes	—	—	—	—	—
Foreign Governments	—	3,015,439	—	—	3,015,439

Total Borrowings	$—	$3,775,904	$—	$—	$3,775,904

Gross amount of recognized liabilities for sale-buybacks					$3,775,904

(2)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2015, was approximately $3,400,000 at a weighted average interest rate of 0.28%.
(3)	Payable for sale-buyback transactions includes $759 of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2015:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
BNP Paribas S.A.	$(3,775,904)	$3,686,061	$(89,843)

(4)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$100,581	$(53,959)	$—	$46,622
Credit suisse	673	(673)	—	—
Deutsche Bank AG	10,738	(10,066)	—	672
JPMorgan Chase Bank	22,906	(17,548)	—	5,358

Total	$134,898	$(82,246)	$—	$52,652

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$53,959	$(53,959)	$—	$—
Credit suisse	1,179	(673)	—	506
Deutsche Bank AG	10,066	(10,066)	—	—
JPMorgan Chase Bank	17,548	(17,548)	—	—

Total	$82,752	$(82,246)	$—	$506

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$15,613,429
Long-term U.S. government debt securities	4,242,046

$19,855,475

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$13,691,642
Long-term U.S. government debt securities	3,246,015

$16,937,657

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,295,340
Aggregate gross unrealized depreciation	(2,268,691)

Net unrealized appreciation	$26,649

Federal income tax cost of investments	$31,278,514

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $30,780,390)	$31,305,163
Cash	38,833
Foreign cash (Cost $35,119)	34,881
Cash held as collateral at broker	50,000
Receivable for securities sold	419,264
Dividends, interest and other receivables	112,827
Unrealized appreciation on forward foreign currency contracts	70,908
Unrealized appreciation on OTC swap contracts	63,990
Other assets	88

Total assets	32,095,954

LIABILITIES
Payable for sale-buyback financing transactions	3,775,904
Payable for securities purchased	375,205
Unrealized depreciation on forward foreign currency contracts	82,752
Administrative fees payable	2,915
Distribution fees payable – Class IB	1,941
Investment management fees payable	889
Due to broker for futures variation margin	796
Options written, at value (Premiums received $435)	267
Trustees’ fees payable	35
Accrued expenses	81,476

Total liabilities	4,322,180

NET ASSETS	$27,773,774

Net assets were comprised of:
Paid in capital	$27,521,949
Accumulated undistributed net investment income (loss)	(187,481)
Accumulated undistributed net realized gain (loss) on investments, options written, futures, swaps and foreign currency transactions	(229,515)
Net unrealized appreciation (depreciation) on investments, options written, futures, swaps and foreign currency translations	668,821

Net assets	$27,773,774

Class IB
Net asset value, offering and redemption price per share, $9,154,598 / 899,917 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.17

Class K
Net asset value, offering and redemption price per share, $18,619,176 / 1,826,011 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $22,264 foreign withholding tax)	$578,516
Interest	95,699

Total income	674,215

EXPENSES
Investment management fees	155,143
Custodian fees	99,000
Professional fees	60,313
Administrative fees	34,865
Distribution fees – Class IB	21,350
Interest expense	9,125
Printing and mailing expenses	1,762
Trustees’ fees	561
Miscellaneous	13,878

Gross expenses	395,997
Less: Waiver from investment manager	(125,769)

Net expenses	270,228

NET INVESTMENT INCOME (LOSS)	403,987

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(491,900)
Futures	(76,529)
Foreign currency transactions	561,575
Swaps	(159,114)
Options written	(3,658)

Net realized gain (loss)	(169,626)

Change in unrealized appreciation (depreciation) on:
Investments	(761,901)
Futures	35,977
Foreign currency translations	(57,092)
Options written	168
Swaps	36,020

Net change in unrealized appreciation (depreciation)	(746,828)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(916,454)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(512,467)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$403,987	$416,581
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(169,626)	1,231,634
Net change in unrealized appreciation (depreciation) on investments, options written, futures, foreign currency translations and swaps	(746,828)	1,948,932

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(512,467)	3,597,147

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(55,794)	(325,280)
Class K	(115,235)	(1,271,361)

	(171,029)	(1,596,641)

Distributions from net realized capital gains
Class IB	(10,556)	(58,233)
Class K	(21,801)	(217,676)

	(32,357)	(275,909)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(203,386)	(1,872,550)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 508,604 and 500,598 shares, respectively ]	5,416,325	5,316,424
Capital shares issued in reinvestment of dividends and distributions [ 6,907 and 36,943 shares, respectively ]	66,350	383,513
Capital shares repurchased [ (168,939) and (136,519) shares, respectively ]	(1,747,037)	(1,445,614)

Total Class IB transactions	3,735,638	4,254,323

Class K
Capital shares sold [ 252,441 and 400,785 shares, respectively ]	2,647,966	4,214,738
Capital shares issued in reinvestment of dividends and distributions [ 14,243 and 143,471 shares, respectively ]	137,036	1,489,037
Capital shares repurchased [ (472,189) and (382,218) shares, respectively ]	(5,061,839)	(4,119,170)

Total Class K transactions	(2,276,837)	1,584,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,458,801	5,838,928

TOTAL INCREASE (DECREASE) IN NET ASSETS	742,948	7,563,525
NET ASSETS:
Beginning of year	27,030,826	19,467,301

End of year (a)	$27,773,774	$27,030,826

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(187,481)	$(297,929)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class IB	2015		2014
Net asset value, beginning of period	$10.46		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14		0.16	0.12
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(0.36)		1.44	(0.30)

Total from investment operations	(0.22)		1.60	(0.18)

Less distributions:
Dividends from net investment income	(0.06)		(0.65)	(0.09)
Distributions from net realized gains	(0.01)		(0.12)	(0.02)
Return of capital	—		—	(0.08)

Total dividends and distributions	(0.07)		(0.77)	(0.19)

Net asset value, end of period	$10.17		$10.46	$9.63

Total return (b)	(2.02)%		16.60%	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,155		$5,787	$1,467
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.13	%***	1.12%**	1.10%
Before waivers and reimbursements (a)(f)	1.58	%***	2.04%**	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.36%		1.52%	1.40	%(l)
Before waivers and reimbursements (a)(f)	0.91%		0.59%	0.05	%(l)
Portfolio turnover rate (z)^	55%		48%	233%

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class K	2015		2014
Net asset value, beginning of period	$10.46		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.19	0.15
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(0.34)		1.44	(0.31)

Total from investment operations	(0.19)		1.63	(0.16)

Less distributions:
Dividends from net investment income	(0.06)		(0.68)	(0.11)
Distributions from net realized gains	(0.01)		(0.12)	(0.02)
Return of capital	—		—	(0.08)

Total dividends and distributions	(0.07)		(0.80)	(0.21)

Net asset value, end of period	$10.20		$10.46	$9.63

Total return (b)	(1.73)%		16.91%	(1.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,619		$21,244	$18,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88	%***	0.87%**	0.85%
Before waivers and reimbursements (a)(f)	1.33	%***	1.69%**	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.46%		1.79%	1.67	%(l)
Before waivers and reimbursements (a)(f)	1.02%		0.96%	0.38	%(l)
Portfolio turnover rate (z)^	55%		48%	233%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.02%.
***	Includes Interest Expense of 0.03%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1190

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.63)%	8.85%	6.46%
Portfolio – Class IB Shares	(4.54)	8.81	6.30
Portfolio – Class K Shares*	(4.38)	N/A	14.12
Russell 2000® Index	(4.41)	9.19	6.80
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.54)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 2000® Index, returned (4.41)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The sectors that contributed most to the relative performance for the year ending December 31, 2015 were Health Care, Information Technology, Telecommunication Services, Utilities and Consumer Staples.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2015 were Synageva Biopharma Corp., Dyax Corp., Anacor Pharmaceuticals, Neurocrine Bioscience and Tyler Tehnologies Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2015 were Industrials, Energy, Consumer Discretionary, Materials and Financials. .

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2015 were Dynegy Inc., United Natural Foods Inc., Axiall Corp., Helix Energy Solutions and Semgroup Corp.

•	The Portfolio roughly matched its benchmark’s return, after accounting for fees.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	25.3%
Information Technology	17.8
Health Care	16.3
Consumer Discretionary	13.3
Industrials	12.1
Utilities	3.7
Materials	3.5
Consumer Staples	3.4
Energy	2.6
Telecommunication Services	0.8
Investment Company	0.8
Cash and Other	0.4

100.0%

1191

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$912.37	$3.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class IB
Actual	1,000.00	912.45	3.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17
Class K
Actual	1,000.00	914.05	1.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.33	1.90

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.62%, 0.62% and 0.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.3%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	45,575	$863,191
Cooper Tire & Rubber Co.	33,322	1,261,238
Cooper-Standard Holding, Inc.*	7,900	612,961
Dana Holding Corp.	99,465	1,372,617
Dorman Products, Inc.*	17,700	840,219
Drew Industries, Inc.	13,370	814,099
Federal-Mogul Holdings Corp.*	20,100	137,685
Fox Factory Holding Corp.*	2,500	41,325
Gentherm, Inc.*	22,600	1,071,240
Horizon Global Corp.*	10,760	111,581
Metaldyne Performance Group, Inc.	3,600	66,024
Modine Manufacturing Co.*	32,900	297,745
Motorcar Parts of America, Inc.*	10,300	348,243
Standard Motor Products, Inc.	12,800	487,040
Stoneridge, Inc.*	6,100	90,280
Tenneco, Inc.*	32,197	1,478,164
Tower International, Inc.	10,700	305,699

		10,199,351

Automobiles (0.0%)
Winnebago Industries, Inc.	17,346	345,185

Distributors (0.3%)
Core-Mark Holding Co., Inc.	16,000	1,311,040
Pool Corp.	24,578	1,985,411

		3,296,451

Diversified Consumer Services (1.1%)
2U, Inc.*	13,500	377,730
American Public Education, Inc.*	13,807	256,948
Apollo Education Group, Inc.*	53,300	408,811
Ascent Capital Group, Inc., Class A*	8,731	145,982
Bright Horizons Family Solutions, Inc.*	21,090	1,408,812
Capella Education Co.	7,045	325,620
Chegg, Inc.*	38,400	258,432
DeVry Education Group, Inc.	36,000	911,160
Grand Canyon Education, Inc.*	30,748	1,233,610
Houghton Mifflin Harcourt Co.*	77,300	1,683,594
K12, Inc.*	21,984	193,459
LifeLock, Inc.*	53,300	764,855
Regis Corp.*	32,152	454,951
Sotheby’s, Inc.	35,102	904,228
Strayer Education, Inc.*	6,500	390,780
Universal Technical Institute, Inc.	11,100	51,726
Weight Watchers International, Inc.*	18,400	419,520

		10,190,218

Hotels, Restaurants & Leisure (3.3%)
Belmond Ltd., Class A*	71,509	679,335
Biglari Holdings, Inc.*	891	290,306
BJ’s Restaurants, Inc.*	17,234	749,162
Bloomin’ Brands, Inc.	70,000	1,182,300
Bob Evans Farms, Inc.	14,890	578,476
Boyd Gaming Corp.*	38,300	761,021

Buffalo Wild Wings, Inc.*	11,300	$1,804,045
Caesars Acquisition Co., Class A*	23,400	159,354
Caesars Entertainment Corp.*	13,200	104,148
Cheesecake Factory, Inc.	32,221	1,485,710
Churchill Downs, Inc.	7,093	1,003,589
Chuy’s Holdings, Inc.*	11,000	344,740
ClubCorp Holdings, Inc.	24,800	453,096
Cracker Barrel Old Country Store, Inc.	10,623	1,347,315
Dave & Buster’s Entertainment, Inc.*	9,400	392,356
Del Frisco’s Restaurant Group, Inc.*	8,900	142,578
Denny’s Corp.*	47,600	467,908
Diamond Resorts International, Inc.*	20,400	520,404
DineEquity, Inc.	11,281	955,162
El Pollo Loco Holdings, Inc.*	12,700	160,401
Fiesta Restaurant Group, Inc.*	15,400	517,440
International Speedway Corp., Class A	21,600	728,352
Interval Leisure Group, Inc.	25,200	393,372
Isle of Capri Casinos, Inc.*	12,700	176,911
J Alexander’s Holdings, Inc.*	7,806	85,241
Jack in the Box, Inc.	21,139	1,621,573
Krispy Kreme Doughnuts, Inc.*	44,500	670,615
La Quinta Holdings, Inc.*	52,900	719,969
Marcus Corp.	10,900	206,773
Marriott Vacations Worldwide Corp.	14,600	831,470
Noodles & Co.*	2,600	25,194
Papa John’s International, Inc.	19,342	1,080,638
Penn National Gaming, Inc.*	45,300	725,706
Pinnacle Entertainment, Inc.*	39,500	1,229,240
Planet Fitness, Inc., Class A*	5,400	84,402
Popeyes Louisiana Kitchen, Inc.*	13,600	795,600
Red Robin Gourmet Burgers, Inc.*	8,200	506,268
Ruby Tuesday, Inc.*	21,800	120,118
Ruth’s Hospitality Group, Inc.	15,900	253,128
Scientific Games Corp., Class A*	31,300	280,761
SeaWorld Entertainment, Inc.	38,600	760,034
Shake Shack, Inc., Class A*	5,200	205,920
Sonic Corp.	35,938	1,161,157
Speedway Motorsports, Inc.	11,100	229,992
Texas Roadhouse, Inc.	39,618	1,417,136
Vail Resorts, Inc.	20,194	2,584,630
Wingstop, Inc.*	2,600	59,306
Zoe’s Kitchen, Inc.*	10,900	304,982

		31,357,334

Household Durables (1.1%)
Beazer Homes USA, Inc.*	16,000	183,840
CalAtlantic Group, Inc.	42,734	1,620,473
Cavco Industries, Inc.*	4,000	333,240
Ethan Allen Interiors, Inc.	21,554	599,632
Helen of Troy Ltd.*	16,498	1,554,936
Installed Building Products, Inc.*	11,100	275,613
iRobot Corp.*	15,900	562,860
KB Home	56,500	696,645
La-Z-Boy, Inc.	34,709	847,594
Libbey, Inc.	10,600	225,992

See Notes to Financial Statements.

1193

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

M.D.C. Holdings, Inc.	27,500	$702,075
M/I Homes, Inc.*	13,600	298,112
Meritage Homes Corp.*	24,439	830,682
NACCO Industries, Inc., Class A	2,100	88,620
Taylor Morrison Home Corp., Class A*	18,400	294,400
TRI Pointe Group, Inc.*	85,601	1,084,565
Universal Electronics, Inc.*	9,800	503,230
William Lyon Homes, Class A*	8,200	135,300

		10,837,809

Internet & Catalog Retail (0.6%)
1-800-Flowers.com, Inc., Class A*	14,400	104,832
Blue Nile, Inc.*	5,000	185,650
Etsy, Inc.*	20,300	167,678
FTD Cos., Inc.*	13,154	344,240
HSN, Inc.	18,068	915,506
Lands’ End, Inc.*	9,500	222,680
Liberty TripAdvisor Holdings, Inc., Class A*	42,200	1,280,348
Nutrisystem, Inc.	16,600	359,224
Shutterfly, Inc.*	25,497	1,136,146
Wayfair, Inc., Class A*	11,200	533,344

		5,249,648

Leisure Products (0.3%)
Arctic Cat, Inc.	4,400	72,072
Callaway Golf Co.	52,763	497,028
Nautilus, Inc.*	18,300	305,976
Performance Sports Group Ltd.*	25,600	246,528
Smith & Wesson Holding Corp.*	29,835	655,773
Sturm Ruger & Co., Inc.	14,400	858,384

		2,635,761

Media (1.5%)
AMC Entertainment Holdings, Inc., Class A	12,866	308,784
Carmike Cinemas, Inc.*	15,100	346,394
Central European Media Enterprises Ltd., Class A*	2,300	6,187
Crown Media Holdings, Inc., Class A*	84,111	471,863
Cumulus Media, Inc., Class A*	78,100	25,781
DreamWorks Animation SKG, Inc., Class A*	42,900	1,105,533
Entravision Communications Corp., Class A	35,400	272,934
Eros International plc*	16,000	146,400
EW Scripps Co., Class A	34,312	651,928
Global Eagle Entertainment, Inc.*	23,200	228,984
Gray Television, Inc.*	35,600	580,280
Harte-Hanks, Inc.	14,700	47,628
IMAX Corp.*	34,100	1,211,914
Journal Media Group, Inc.	9,003	108,216
Loral Space & Communications, Inc.*	10,096	411,008
MDC Partners, Inc., Class A	22,200	482,184
Media General, Inc.*	46,400	749,360
Meredith Corp.	20,700	895,275
National CineMedia, Inc.	38,023	597,341

New Media Investment Group, Inc.	25,900	$504,014
New York Times Co., Class A	80,000	1,073,600
Nexstar Broadcasting Group, Inc., Class A	19,900	1,168,130
Rentrak Corp.*	5,700	270,921
Scholastic Corp.	14,860	573,002
Sinclair Broadcast Group, Inc., Class A	36,800	1,197,472
Time, Inc.	63,600	996,612
World Wrestling Entertainment, Inc., Class A	10,400	185,536

		14,617,281

Multiline Retail (0.4%)
Big Lots, Inc.	30,400	1,171,616
Burlington Stores, Inc.*	42,600	1,827,540
Fred’s, Inc., Class A	35,015	573,196
Ollie’s Bargain Outlet Holdings, Inc.*	4,900	83,349
Tuesday Morning Corp.*	29,000	188,500

		3,844,201

Specialty Retail (2.8%)
Abercrombie & Fitch Co., Class A	39,300	1,061,100
American Eagle Outfitters, Inc.	112,100	1,737,550
America’s Car-Mart, Inc.*	3,300	88,077
Asbury Automotive Group, Inc.*	16,142	1,088,616
Ascena Retail Group, Inc.*	97,562	960,986
Barnes & Noble Education, Inc.*	18,075	179,846
Barnes & Noble, Inc.	28,600	249,106
Buckle, Inc.	17,889	550,623
Caleres, Inc.	27,663	741,922
Cato Corp., Class A	15,723	578,921
Chico’s FAS, Inc.	80,900	863,203
Children’s Place, Inc.	15,690	866,088
Conn’s, Inc.*	14,400	337,968
Container Store Group, Inc.*	9,700	79,540
Express, Inc.*	47,000	812,160
Finish Line, Inc., Class A	29,613	535,403
Five Below, Inc.*	31,305	1,004,891
Francesca’s Holdings Corp.*	24,800	431,768
Genesco, Inc.*	16,957	963,666
Group 1 Automotive, Inc.	14,737	1,115,591
Guess?, Inc.	35,400	668,352
Haverty Furniture Cos., Inc.	13,300	285,152
Hibbett Sports, Inc.*	19,355	585,295
Lithia Motors, Inc., Class A	12,900	1,376,043
Lumber Liquidators Holdings, Inc.*	16,776	291,231
MarineMax, Inc.*	14,400	265,248
Mattress Firm Holding Corp.*	11,600	517,708
Men’s Wearhouse, Inc.	29,451	432,341
Monro Muffler Brake, Inc.	21,604	1,430,617
Outerwall, Inc.	12,286	448,930
Party City Holdco, Inc.*	9,600	123,936
Pep Boys-Manny, Moe & Jack*	39,777	732,295
Pier 1 Imports, Inc.	50,156	255,294
Rent-A-Center, Inc.	34,103	510,522
Restoration Hardware Holdings, Inc.*	20,300	1,612,835

See Notes to Financial Statements.

1194

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Select Comfort Corp.*	31,200	$667,992
Shoe Carnival, Inc.	5,800	134,560
Sonic Automotive, Inc., Class A	18,325	417,077
Stage Stores, Inc.	15,674	142,790
Stein Mart, Inc.	9,200	61,916
Systemax, Inc.*	10,371	89,191
Tile Shop Holdings, Inc.*	12,000	196,800
Tilly’s, Inc., Class A*	8,700	57,681
Vitamin Shoppe, Inc.*	21,000	686,700
Zumiez, Inc.*	12,700	192,024

		26,429,555

Textiles, Apparel & Luxury Goods (0.8%)
Columbia Sportswear Co.	19,268	939,507
Crocs, Inc.*	42,834	438,620
Deckers Outdoor Corp.*	19,500	920,400
G-III Apparel Group Ltd.*	24,200	1,071,092
Iconix Brand Group, Inc.*	29,331	200,331
Movado Group, Inc.	12,300	316,233
Oxford Industries, Inc.	10,300	657,346
Steven Madden Ltd.*	31,740	959,183
Tumi Holdings, Inc.*	32,400	538,812
Unifi, Inc.*	2,200	61,930
Wolverine World Wide, Inc.	64,280	1,074,119

		7,177,573

Total Consumer Discretionary		126,180,367

Consumer Staples (3.4%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	4,974	1,004,300
Coca-Cola Bottling Co. Consolidated	2,600	474,526
National Beverage Corp.*	8,900	404,416

		1,883,242

Food & Staples Retailing (0.9%)
Andersons, Inc.	16,409	519,017
Casey’s General Stores, Inc.	22,113	2,663,511
Chefs’ Warehouse, Inc.*	4,800	80,064
Fresh Market, Inc.*	24,700	578,474
Ingles Markets, Inc., Class A	7,600	335,008
Natural Grocers by Vitamin Cottage, Inc.*	6,100	124,257
Performance Food Group Co.*	4,800	111,072
PriceSmart, Inc.	13,052	1,083,185
Smart & Final Stores, Inc.*	10,700	194,847
SpartanNash Co.	23,270	503,563
SUPERVALU, Inc.*	147,800	1,002,084
United Natural Foods, Inc.*	32,188	1,266,920
Village Super Market, Inc., Class A	200	5,270
Weis Markets, Inc.	7,751	343,369

		8,810,641

Food Products (1.7%)
Alico, Inc.	300	11,607
Amplify Snack Brands, Inc.*	5,100	58,752
B&G Foods, Inc.	31,800	1,113,636
Boulder Brands, Inc.*	43,200	474,336
Calavo Growers, Inc.	7,800	382,200
Cal-Maine Foods, Inc.	17,384	805,575

Darling Ingredients, Inc.*	100,099	$1,053,041
Dean Foods Co.	53,900	924,385
Diamond Foods, Inc.*	12,937	498,721
Farmer Brothers Co.*	4,217	136,083
Fresh Del Monte Produce, Inc.	18,504	719,436
Freshpet, Inc.*	7,300	61,977
J&J Snack Foods Corp.	8,603	1,003,712
John B. Sanfilippo & Son, Inc.	3,300	178,299
Lancaster Colony Corp.	10,337	1,193,510
Landec Corp.*	800	9,464
Lifeway Foods, Inc.*	12,815	142,246
Limoneira Co.	500	7,470
Omega Protein Corp.*	3,900	86,580
Post Holdings, Inc.*	34,200	2,110,140
Sanderson Farms, Inc.	13,793	1,069,233
Seaboard Corp.*	167	483,422
Seneca Foods Corp., Class A*	5,400	156,492
Snyder’s-Lance, Inc.	34,640	1,188,152
Tootsie Roll Industries, Inc.	14,056	444,029
TreeHouse Foods, Inc.*	24,033	1,885,629

		16,198,127

Household Products (0.2%)
Central Garden & Pet Co., Class A*	16,933	230,289
HRG Group, Inc.*	47,900	649,524
WD-40 Co.	8,227	811,593

		1,691,406

Personal Products (0.2%)
Elizabeth Arden, Inc.*	19,800	196,020
Inter Parfums, Inc.	9,100	216,762
Medifast, Inc.	800	24,304
Natural Health Trends Corp.	2,900	97,237
Revlon, Inc., Class A*	6,800	189,312
Synutra International, Inc.*	46,100	217,131
USANA Health Sciences, Inc.*	3,500	447,125

		1,387,891

Tobacco (0.2%)
Universal Corp.	16,753	939,508
Vector Group Ltd.	42,348	998,990

		1,938,498

Total Consumer Staples		31,909,805

Energy (2.6%)
Energy Equipment & Services (0.9%)
Archrock, Inc.	36,800	276,736
Atwood Oceanics, Inc.	36,500	373,395
Basic Energy Services, Inc.*	18,300	49,044
Bristow Group, Inc.	23,080	597,772
C&J Energy Services Ltd.*	31,700	150,892
CARBO Ceramics, Inc.	13,400	230,480
Era Group, Inc.*	13,600	151,640
Exterran Corp.*	18,400	295,320
Fairmount Santrol Holdings, Inc.*	35,900	84,365
Forum Energy Technologies, Inc.*	34,400	428,624
Geospace Technologies Corp.*	9,000	126,630
Gulfmark Offshore, Inc., Class A*	19,255	89,921
Helix Energy Solutions Group, Inc.*	70,200	369,252

See Notes to Financial Statements.

1195

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Hornbeck Offshore Services, Inc.*	25,534	$253,808
ION Geophysical Corp.*	105,500	53,077
Key Energy Services, Inc.*	107,572	51,860
Matrix Service Co.*	18,600	382,044
McDermott International, Inc.*	136,900	458,615
Natural Gas Services Group, Inc.*	9,077	202,417
Newpark Resources, Inc.*	70,202	370,666
North Atlantic Drilling Ltd.*	3,778	9,295
Oil States International, Inc.*	29,100	792,975
Parker Drilling Co.*	102,029	185,693
PHI, Inc. (Non-Voting)*	9,000	147,690
Pioneer Energy Services Corp.*	43,400	94,178
RigNet, Inc.*	7,600	157,244
SEACOR Holdings, Inc.*	13,600	714,816
Tesco Corp.	20,200	146,248
TETRA Technologies, Inc.*	70,061	526,859
Tidewater, Inc.	26,600	185,136
U.S. Silica Holdings, Inc.	31,000	580,630
Unit Corp.*	28,500	347,700

		8,885,022

Oil, Gas & Consumable Fuels (1.7%)
Abraxas Petroleum Corp.*	37,600	39,856
Alon USA Energy, Inc.	16,000	237,440
Approach Resources, Inc.*	23,400	43,056
Ardmore Shipping Corp.	3,900	49,608
Bill Barrett Corp.*	36,802	144,632
Bonanza Creek Energy, Inc.*	23,300	122,791
Callon Petroleum Co.*	38,800	323,592
Carrizo Oil & Gas, Inc.*	30,203	893,405
Clayton Williams Energy, Inc.*	2,500	73,925
Clean Energy Fuels Corp.*	47,059	169,412
Cloud Peak Energy, Inc.*	44,777	93,136
Contango Oil & Gas Co.*	10,649	68,260
Delek U.S. Holdings, Inc.	34,200	841,320
DHT Holdings, Inc.	53,100	429,579
Dorian LPG Ltd.*	7,400	87,098
Eclipse Resources Corp.*	43,994	80,069
Energy XXI Ltd.	56,882	57,451
Erin Energy Corp.*	7,100	22,720
EXCO Resources, Inc.*	131,800	163,432
Frontline Ltd.	133,100	397,969
GasLog Ltd.	20,100	166,830
Gastar Exploration, Inc.*	4,500	5,895
Gener8 Maritime, Inc.*	4,400	41,580
Green Plains, Inc.	21,700	496,930
Halcon Resources Corp.*	35,310	44,491
Isramco, Inc.*	1,521	135,840
Jones Energy, Inc., Class A*	16,500	63,525
Jura Energy Corp.*	690	40
Matador Resources Co.*	42,300	836,271
Navios Maritime Acquisition Corp.	20,100	60,501
Nordic American Tankers Ltd.	51,101	794,110
Northern Oil and Gas, Inc.*	45,861	177,023
Oasis Petroleum, Inc.*	78,600	579,282
Par Pacific Holdings, Inc.*	3,500	82,390
Parsley Energy, Inc., Class A*	47,100	868,995
PDC Energy, Inc.*	21,161	1,129,574
Peabody Energy Corp.	10,453	80,279
Penn Virginia Corp.*	8,200	2,463
Renewable Energy Group, Inc.*	12,600	117,054

REX American Resources Corp.*	3,600	$194,652
Rex Energy Corp.*	24,000	25,200
RSP Permian, Inc.*	36,556	891,601
Sanchez Energy Corp.*	29,500	127,145
Scorpio Tankers, Inc.	110,000	882,200
SemGroup Corp., Class A	25,600	738,816
Ship Finance International Ltd.	36,005	596,603
Solazyme, Inc.*	32,400	80,352
Stone Energy Corp.*	32,982	141,493
Synergy Resources Corp.*	47,300	402,996
Teekay Tankers Ltd., Class A	47,757	328,568
Triangle Petroleum Corp.*	36,900	28,413
Ultra Petroleum Corp.*	86,500	216,250
W&T Offshore, Inc.*	37,044	85,572
Western Refining, Inc.	40,203	1,432,031
Westmoreland Coal Co.*	8,700	51,156

		16,244,872

Total Energy		25,129,894

Financials (25.3%)
Banks (9.0%)
1st Source Corp.	9,072	280,053
Ameris Bancorp	17,854	606,857
Ames National Corp.	4,950	120,236
Arrow Financial Corp.	4,861	132,073
Banc of California, Inc.	20,200	295,324
BancFirst Corp.	1,500	87,930
Banco Latinoamericano de Comercio Exterior S.A., Class E	24,681	639,978
Bancorp, Inc.*	17,900	114,023
BancorpSouth, Inc.	61,300	1,470,587
Bank of Marin Bancorp/ California	1,600	85,440
Bank of the Ozarks, Inc.	43,376	2,145,377
Banner Corp.	12,000	550,320
BBCN Bancorp, Inc.	48,269	831,192
Berkshire Hills Bancorp, Inc.	22,894	666,444
Blue Hills Bancorp, Inc.	2,100	32,151
BNC Bancorp	15,700	398,466
Boston Private Financial Holdings, Inc.	61,370	695,936
Bridge Bancorp, Inc.	4,781	145,486
Bryn Mawr Bank Corp.	9,880	283,754
C1 Financial, Inc.*	1,500	36,315
Camden National Corp.	3,300	145,497
Capital Bank Financial Corp., Class A	16,800	537,264
Capital City Bank Group, Inc.	5,400	82,890
Cardinal Financial Corp.	20,800	473,200
Cascade Bancorp*	30,239	183,551
Cathay General Bancorp	52,247	1,636,899
CenterState Banks, Inc.	25,693	402,095
Central Pacific Financial Corp.	10,600	233,412
Chemical Financial Corp.	17,541	601,130
Citizens & Northern Corp.	6,102	128,142
City Holding Co.	8,450	385,658
CNB Financial Corp./ Pennsylvania	3,400	61,302
CoBiz Financial, Inc.	12,121	162,664
Columbia Banking System, Inc.	39,385	1,280,406

See Notes to Financial Statements.

1196

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Community Bank System, Inc.	25,878	$1,033,567
Community Trust Bancorp, Inc.	14,025	490,314
CommunityOne Bancorp*	4,072	54,850
ConnectOne Bancorp, Inc.	16,900	315,861
CU Bancorp*	400	10,144
Customers Bancorp, Inc.*	14,900	405,578
CVB Financial Corp.	69,987	1,184,180
Eagle Bancorp, Inc.*	16,650	840,326
Enterprise Financial Services Corp.	11,095	314,543
F.N.B. Corp./Pennsylvania	94,051	1,254,640
FCB Financial Holdings, Inc., Class A*	15,800	565,482
Fidelity Southern Corp.	1,200	26,772
Financial Institutions, Inc.	5,100	142,800
First Bancorp, Inc./Maine	3,819	78,175
First Bancorp/North Carolina	7,810	146,359
First BanCorp/Puerto Rico*	52,500	170,625
First Busey Corp.	14,435	297,794
First Citizens BancShares, Inc./North Carolina, Class A	4,300	1,110,131
First Commonwealth Financial Corp.	76,813	696,694
First Community Bancshares, Inc./Virginia	6,700	124,821
First Connecticut Bancorp, Inc./Connecticut	14,700	255,927
First Financial Bancorp	47,316	855,000
First Financial Bankshares, Inc.	41,224	1,243,728
First Financial Corp./Indiana	4,400	149,468
First Interstate BancSystem, Inc., Class A	10,400	302,328
First Merchants Corp.	20,400	518,568
First Midwest Bancorp, Inc./ Illinois	43,668	804,801
First NBC Bank Holding Co.*	8,600	321,554
First of Long Island Corp.	4,550	136,500
FirstMerit Corp.	94,514	1,762,686
Flushing Financial Corp.	24,842	537,581
Fulton Financial Corp.	99,800	1,298,398
German American Bancorp, Inc.	5,000	166,600
Glacier Bancorp, Inc.	47,014	1,247,281
Great Southern Bancorp, Inc.	4,730	214,080
Great Western Bancorp, Inc.	23,300	676,166
Green Bancorp, Inc.*	2,300	24,104
Hancock Holding Co.	43,986	1,107,128
Hanmi Financial Corp.	23,900	566,908
Heartland Financial USA, Inc.	7,900	247,744
Heritage Commerce Corp.	800	9,568
Heritage Financial Corp./Washington	17,362	327,100
Heritage Oaks Bancorp	300	2,403
Hilltop Holdings, Inc.*	42,000	807,240
Home BancShares, Inc./Arkansas	31,200	1,264,224
HomeTrust Bancshares, Inc.*	700	14,175
IBERIABANK Corp.	21,585	1,188,686
Independent Bank Corp./Massachusetts	19,586	911,141
Independent Bank Corp./ Michigan	200	3,046
Independent Bank Group, Inc.	3,100	99,200

International Bancshares Corp.	34,190	$878,683
Investors Bancorp, Inc.	206,440	2,568,114
Lakeland Bancorp, Inc.	17,435	205,559
Lakeland Financial Corp.	12,400	578,088
LegacyTexas Financial Group, Inc.	25,560	639,511
Live Oak Bancshares, Inc.	2,800	39,760
MainSource Financial Group, Inc.	11,481	262,685
MB Financial, Inc.	41,451	1,341,769
Mercantile Bank Corp.	500	12,270
Merchants Bancshares, Inc./ Vermont	1,600	50,384
Metro Bancorp, Inc.	7,323	229,796
National Bank Holdings Corp., Class A	19,300	412,441
National Penn Bancshares, Inc.	79,791	983,823
NBT Bancorp, Inc.	24,582	685,346
NewBridge Bancorp	1,200	14,616
OFG Bancorp	30,800	225,456
Old National Bancorp/Indiana	75,539	1,024,309
Opus Bank	6,800	251,396
Pacific Continental Corp.	8,430	125,438
Pacific Premier Bancorp, Inc.*	2,300	48,875
Park National Corp.	10,148	918,191
Park Sterling Corp.	900	6,588
Peapack-Gladstone Financial Corp.	100	2,062
Penns Woods Bancorp, Inc.	1,000	42,460
Peoples Bancorp, Inc./Ohio	6,420	120,953
Peoples Financial Services Corp.	300	11,424
Pinnacle Financial Partners, Inc.	19,900	1,022,064
Preferred Bank/California	1,300	42,926
PrivateBancorp, Inc.	44,370	1,820,057
Prosperity Bancshares, Inc.	40,184	1,923,206
Renasant Corp.	22,381	770,130
Republic Bancorp, Inc./Kentucky, Class A	5,100	134,691
S&T Bancorp, Inc.	20,325	626,417
Sandy Spring Bancorp, Inc.	19,851	535,183
Seacoast Banking Corp. of Florida*	3,200	47,936
ServisFirst Bancshares, Inc.	12,600	598,878
Sierra Bancorp	5,566	98,240
Simmons First National Corp., Class A	16,900	867,984
South State Corp.	15,880	1,142,566
Southside Bancshares, Inc.	14,948	359,051
Southwest Bancorp, Inc./ Oklahoma	8,457	147,828
State Bank Financial Corp.	23,200	487,896
Sterling Bancorp/Delaware	70,417	1,142,164
Stock Yards Bancorp, Inc.	4,900	185,171
Suffolk Bancorp	3,862	109,488
Sun Bancorp, Inc./New Jersey*	14,160	292,262
Talmer Bancorp, Inc., Class A	30,800	557,788
Texas Capital Bancshares, Inc.*	26,123	1,290,999
Tompkins Financial Corp.	9,900	555,984
Towne Bank/Virginia	31,540	658,240
TriCo Bancshares	13,016	357,159
TriState Capital Holdings, Inc.*	1,700	23,783
Trustmark Corp.	42,980	990,259

See Notes to Financial Statements.

1197

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

UMB Financial Corp.	21,518	$1,001,663
Umpqua Holdings Corp.	124,522	1,979,900
Union Bankshares Corp.	29,755	751,016
United Bankshares, Inc./West Virginia	43,305	1,601,852
United Community Banks, Inc./Georgia	23,900	465,811
Univest Corp. of Pennsylvania	5,534	115,439
Valley National Bancorp	116,846	1,150,933
Washington Trust Bancorp, Inc.	9,900	391,248
Webster Financial Corp.	56,165	2,088,776
WesBanco, Inc.	22,394	672,268
West Bancorp, Inc.	200	3,950
Westamerica Bancorp	17,874	835,610
Western Alliance Bancorp*	47,785	1,713,570
Wilshire Bancorp, Inc.	45,700	527,835
Wintrust Financial Corp.	24,912	1,208,730
Yadkin Financial Corp.	14,000	352,380

		85,588,369

Capital Markets (1.4%)
Actua Corp.*	26,300	301,135
Arlington Asset Investment Corp., Class A	8,900	117,747
Ashford, Inc.*	402	21,406
Associated Capital Group, Inc., Class A*	3,900	118,950
BGC Partners, Inc., Class A	100,400	984,924
Cohen & Steers, Inc.	14,609	445,282
Cowen Group, Inc., Class A*	66,200	253,546
Diamond Hill Investment Group, Inc.	1,113	210,357
Evercore Partners, Inc., Class A	20,411	1,103,623
Fifth Street Asset Management, Inc.	4,100	13,366
Financial Engines, Inc.	32,600	1,097,642
GAMCO Investors, Inc., Class A	4,100	127,264
Greenhill & Co., Inc.	20,700	592,227
HFF, Inc., Class A	21,300	661,791
Houlihan Lokey, Inc.	2,500	65,525
INTL FCStone, Inc.*	6,400	214,144
Investment Technology Group, Inc.	26,900	457,838
Janus Capital Group, Inc.	81,600	1,149,744
KCG Holdings, Inc., Class A*	23,146	284,927
Ladenburg Thalmann Financial Services, Inc.*	15,100	41,676
Medley Management, Inc., Class A	300	1,707
Moelis & Co., Class A	5,000	145,900
OM Asset Management plc	5,900	90,447
Oppenheimer Holdings, Inc., Class A	3,300	57,354
Piper Jaffray Cos.*	11,300	456,520
Pzena Investment Management, Inc., Class A	28,511	245,195
Safeguard Scientifics, Inc.*	6,900	100,119
Stifel Financial Corp.*	40,686	1,723,459
Virtu Financial, Inc., Class A	6,000	135,840
Virtus Investment Partners, Inc.	4,278	502,494
Walter Investment Management Corp.*	25,102	356,950

Westwood Holdings Group, Inc.	2,797	$145,696
WisdomTree Investments, Inc.	68,000	1,066,240

		13,291,035

Consumer Finance (0.4%)
Cash America International, Inc.	17,938	537,243
Encore Capital Group, Inc.*	15,600	453,648
Enova International, Inc.*	16,413	108,490
EZCORP, Inc., Class A*	37,296	186,107
First Cash Financial Services, Inc.*	20,968	784,832
Green Dot Corp., Class A*	25,500	418,710
Nelnet, Inc., Class A	16,369	549,508
PRA Group, Inc.*	28,848	1,000,737
World Acceptance Corp.*	7,381	273,835

		4,313,110

Diversified Financial Services (0.3%)
FNFV Group*	45,200	507,596
GAIN Capital Holdings, Inc.	11,100	90,021
MarketAxess Holdings, Inc.	21,612	2,411,683
Marlin Business Services Corp.	100	1,606
NewStar Financial, Inc.*	15,000	134,700
On Deck Capital, Inc.*	11,500	118,450
PICO Holdings, Inc.*	1,400	14,448

		3,278,504

Insurance (2.7%)
Ambac Financial Group, Inc.*	30,500	429,745
American Equity Investment Life Holding Co.	49,493	1,189,317
AMERISAFE, Inc.	14,200	722,780
Argo Group International Holdings Ltd.	16,645	996,037
Baldwin & Lyons, Inc., Class B	5,123	123,106
Citizens, Inc./Texas*	17,749	131,875
CNO Financial Group, Inc.	111,201	2,122,827
Crawford & Co., Class B	600	3,186
Donegal Group, Inc., Class A	7,044	99,180
EMC Insurance Group, Inc.	2,200	55,660
Employers Holdings, Inc.	19,701	537,837
Enstar Group Ltd.*	6,488	973,459
FBL Financial Group, Inc., Class A	5,600	356,384
Federated National Holding Co.	4,500	133,020
Fidelity & Guaranty Life	5,900	149,683
First American Financial Corp.	61,300	2,200,670
Global Indemnity plc*	10,000	290,200
Greenlight Capital Reinsurance Ltd., Class A*	23,193	433,941
HCI Group, Inc.	4,100	142,885
Heritage Insurance Holdings, Inc.	13,700	298,934
Horace Mann Educators Corp.	23,037	764,368
Infinity Property & Casualty Corp.	7,352	604,555
James River Group Holdings Ltd.	3,100	103,974
Kansas City Life Insurance Co.	3,406	130,416
Kemper Corp.	26,800	998,300
Maiden Holdings Ltd.	43,061	642,039
MBIA, Inc.*	88,100	570,888
National General Holdings Corp.	20,500	448,130
National Interstate Corp.	6,100	162,870

See Notes to Financial Statements.

1198

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

National Western Life Group, Inc., Class A	1,600	$403,104
Navigators Group, Inc.*	8,503	729,472
OneBeacon Insurance Group Ltd., Class A	10,100	125,341
Primerica, Inc.	31,500	1,487,745
RLI Corp.	23,996	1,481,753
Safety Insurance Group, Inc.	10,875	613,132
Selective Insurance Group, Inc.	31,532	1,058,845
State Auto Financial Corp.	6,534	134,535
State National Cos., Inc.	8,700	85,347
Stewart Information Services Corp.	12,627	471,366
Symetra Financial Corp.	49,600	1,575,792
Third Point Reinsurance Ltd.*	47,700	639,657
United Fire Group, Inc.	11,264	431,524
United Insurance Holdings Corp.	5,500	94,050
Universal Insurance Holdings, Inc.	17,900	414,922

		25,562,851

Real Estate Investment Trusts (REITs) (9.1%)
Acadia Realty Trust (REIT)	37,273	1,235,600
AG Mortgage Investment Trust, Inc. (REIT)	16,900	216,996
Agree Realty Corp. (REIT)	9,100	309,309
Alexander’s, Inc. (REIT)	1,775	681,795
Altisource Residential Corp. (REIT)	34,800	431,868
American Assets Trust, Inc. (REIT)	24,218	928,760
American Capital Mortgage Investment Corp. (REIT)	41,874	584,561
American Residential Properties, Inc. (REIT)	18,500	349,650
Anworth Mortgage Asset Corp. (REIT)	87,311	379,803
Apollo Commercial Real Estate Finance, Inc. (REIT)	34,300	590,989
Apollo Residential Mortgage, Inc. (REIT)	19,700	235,415
Ares Commercial Real Estate Corp. (REIT)	2,400	27,456
Armada Hoffler Properties, Inc. (REIT)	1,500	15,720
ARMOUR Residential REIT, Inc. (REIT)	33,202	722,470
Ashford Hospitality Prime, Inc. (REIT)	4,488	65,076
Ashford Hospitality Trust, Inc. (REIT)	43,700	275,747
Campus Crest Communities, Inc. (REIT)*	22,100	150,280
Capstead Mortgage Corp. (REIT)	63,337	553,565
CareTrust REIT, Inc. (REIT)	26,713	292,507
CatchMark Timber Trust, Inc. (REIT), Class A	7,500	84,825
Cedar Realty Trust, Inc. (REIT)	42,400	300,192
Chatham Lodging Trust (REIT)	19,500	399,360
Chesapeake Lodging Trust (REIT)	35,000	880,600

Colony Capital, Inc. (REIT), Class A	62,246	$1,212,552
CoreSite Realty Corp. (REIT)	14,400	816,768
Cousins Properties, Inc. (REIT)	126,906	1,196,724
CubeSmart (REIT)	93,968	2,877,300
CyrusOne, Inc. (REIT)	36,800	1,378,160
CYS Investments, Inc. (REIT)	119,475	851,857
DCT Industrial Trust, Inc. (REIT)	47,350	1,769,470
DiamondRock Hospitality Co. (REIT)	123,698	1,193,686
DuPont Fabros Technology, Inc. (REIT)	43,200	1,373,328
Dynex Capital, Inc. (REIT)	9,000	57,150
Easterly Government Properties, Inc. (REIT)	2,100	36,078
EastGroup Properties, Inc. (REIT)	21,827	1,213,799
Education Realty Trust, Inc. (REIT)	31,498	1,193,144
EPR Properties (REIT)	32,914	1,923,823
Equity One, Inc. (REIT)	39,386	1,069,330
FelCor Lodging Trust, Inc. (REIT)	74,272	542,186
First Industrial Realty Trust, Inc. (REIT)	69,230	1,532,060
First Potomac Realty Trust (REIT)	31,244	356,182
Franklin Street Properties Corp. (REIT)	55,099	570,275
Geo Group, Inc. (REIT)	46,842	1,354,202
Getty Realty Corp. (REIT)	10,020	171,843
Gladstone Commercial Corp. (REIT)	2,100	30,639
Government Properties Income Trust (REIT)	37,066	588,237
Gramercy Property Trust (REIT)	234,017	1,806,608
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	18,400	348,128
Hatteras Financial Corp. (REIT)	55,600	731,140
Healthcare Realty Trust, Inc. (REIT)	63,558	1,799,963
Hersha Hospitality Trust (REIT)	30,619	666,269
Highwoods Properties, Inc. (REIT)	51,795	2,258,262
Hudson Pacific Properties, Inc. (REIT)	38,100	1,072,134
Independence Realty Trust, Inc. (REIT)	2,500	18,775
InfraREIT, Inc. (REIT)	13,624	252,044
Inland Real Estate Corp. (REIT)	57,908	614,983
Invesco Mortgage Capital, Inc. (REIT)	74,794	926,698
Investors Real Estate Trust (REIT)	60,196	418,362
iStar, Inc. (REIT)*	51,000	598,230
Kite Realty Group Trust (REIT)	47,157	1,222,781
Ladder Capital Corp. (REIT)	22,500	279,450
LaSalle Hotel Properties (REIT)	63,240	1,591,118
Lexington Realty Trust (REIT)	119,286	954,288
LTC Properties, Inc. (REIT)	21,469	926,173

See Notes to Financial Statements.

1199

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Mack-Cali Realty Corp. (REIT)	51,100	$1,193,185
Medical Properties Trust, Inc. (REIT)	121,774	1,401,619
Monmouth Real Estate Investment Corp. (REIT)	32,251	337,345
Monogram Residential Trust, Inc. (REIT)	94,000	917,440
National Health Investors, Inc. (REIT)	21,528	1,310,409
National Storage Affiliates Trust (REIT)	2,700	46,251
New Residential Investment Corp. (REIT)	128,033	1,556,881
New Senior Investment Group, Inc. (REIT)	37,500	369,750
New York Mortgage Trust, Inc. (REIT)	46,600	248,378
New York REIT, Inc. (REIT)	101,500	1,167,250
One Liberty Properties, Inc. (REIT)	7,500	160,950
Parkway Properties, Inc. (REIT)	45,017	703,616
Pebblebrook Hotel Trust (REIT)	42,843	1,200,461
Pennsylvania Real Estate Investment Trust (REIT)	44,352	969,978
PennyMac Mortgage Investment Trust (REIT)	42,545	649,237
Physicians Realty Trust (REIT)	40,900	689,574
Potlatch Corp. (REIT)	29,144	881,315
PS Business Parks, Inc. (REIT)	11,580	1,012,439
QTS Realty Trust, Inc. (REIT), Class A	13,600	613,496
RAIT Financial Trust (REIT)	41,800	112,860
Ramco-Gershenson Properties Trust (REIT)	41,400	687,654
Redwood Trust, Inc. (REIT)	49,391	651,961
Resource Capital Corp. (REIT)	18,748	239,224
Retail Opportunity Investments Corp. (REIT)	55,300	989,870
Rexford Industrial Realty, Inc. (REIT)	26,500	433,540
RLJ Lodging Trust (REIT)	74,300	1,607,109
Rouse Properties, Inc. (REIT)	21,400	311,584
Ryman Hospitality Properties, Inc. (REIT)	24,134	1,246,280
Sabra Health Care REIT, Inc. (REIT)	31,383	634,878
Saul Centers, Inc. (REIT)	5,600	287,112
Select Income REIT (REIT)	35,400	701,628
Silver Bay Realty Trust Corp. (REIT)	22,200	347,652
Sovran Self Storage, Inc. (REIT)	20,062	2,152,853
STAG Industrial, Inc. (REIT)	32,600	601,470
Starwood Waypoint Residential Trust (REIT)	21,600	489,024
STORE Capital Corp. (REIT)	18,308	424,746
Summit Hotel Properties, Inc. (REIT)	61,700	737,315
Sun Communities, Inc. (REIT)	27,628	1,893,347
Sunstone Hotel Investors, Inc. (REIT)	113,550	1,418,240
Terreno Realty Corp. (REIT)	24,600	556,452

United Development Funding IV (REIT)	17,000	$187,000
Universal Health Realty Income Trust (REIT)	10,250	512,603
Urban Edge Properties (REIT)	50,100	1,174,845
Urstadt Biddle Properties, Inc. (REIT), Class A	10,489	201,808
Washington Real Estate Investment Trust (REIT)	48,017	1,299,340
Western Asset Mortgage Capital Corp. (REIT)	24,000	245,280
Whitestone REIT (REIT)	400	4,804
Xenia Hotels & Resorts, Inc. (REIT)	63,000	965,790

		86,052,586

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	29,200	1,031,052
Altisource Asset Management Corp.*	500	8,580
Altisource Portfolio Solutions S.A.*	9,800	272,538
AV Homes, Inc.*	2,500	32,025
Consolidated-Tomoka Land Co.	2,700	142,317
Forestar Group, Inc.*	27,321	298,892
FRP Holdings, Inc.*	100	3,394
Kennedy-Wilson Holdings, Inc.	52,400	1,261,792
Marcus & Millichap, Inc.*	5,700	166,098
RE/MAX Holdings, Inc., Class A	3,800	141,740
RMR Group, Inc., Class A*	1,027	14,798
St. Joe Co.*	36,400	673,764
Tejon Ranch Co.*	6,902	132,173

		4,179,163

Thrifts & Mortgage Finance (2.0%)
Anchor BanCorp Wisconsin, Inc.*	500	21,760
Astoria Financial Corp.	48,053	761,640
Bank Mutual Corp.	2,000	15,600
BankFinancial Corp.	15,421	194,767
BBX Capital Corp., Class A*	800	12,520
Bear State Financial, Inc.*	300	3,249
Beneficial Bancorp, Inc.*	46,738	622,550
BofI Holding, Inc.*	30,800	648,340
Brookline Bancorp, Inc.	60,777	698,936
Capitol Federal Financial, Inc.	78,400	984,704
Clifton Bancorp, Inc.	10,104	144,891
Dime Community Bancshares, Inc.	15,501	271,113
Essent Group Ltd.*	31,400	687,346
EverBank Financial Corp.	54,500	870,910
Federal Agricultural Mortgage Corp., Class C	4,300	135,751
Flagstar Bancorp, Inc.*	6,600	152,526
HomeStreet, Inc.*	2,600	56,446
Kearny Financial Corp.	52,835	669,420
LendingTree, Inc.*	4,900	437,472
Meridian Bancorp, Inc.	31,000	437,100
Meta Financial Group, Inc.	400	18,372
MGIC Investment Corp.*	191,787	1,693,479
Nationstar Mortgage Holdings, Inc.*	22,200	296,814
NMI Holdings, Inc., Class A*	26,900	182,113

See Notes to Financial Statements.

1200

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Northfield Bancorp, Inc.	39,383	$626,977
Northwest Bancshares, Inc.	68,410	916,010
OceanFirst Financial Corp.	5,900	118,177
Ocwen Financial Corp.*	60,700	423,079
Oritani Financial Corp.	28,850	476,025
PHH Corp.*	29,115	471,663
Provident Financial Services, Inc.	38,216	770,052
Radian Group, Inc.	120,000	1,606,800
Stonegate Mortgage Corp.*	1,200	6,540
Territorial Bancorp, Inc.	5,495	152,431
TrustCo Bank Corp.	70,354	431,974
United Community Financial Corp./Ohio	500	2,950
United Financial Bancorp, Inc.	20,860	268,677
Walker & Dunlop, Inc.*	10,445	300,920
Washington Federal, Inc.	58,400	1,391,672
Waterstone Financial, Inc.	2,900	40,890
WSFS Financial Corp.	17,400	563,064

		18,585,720

Total Financials		240,851,338

Health Care (16.3%)
Biotechnology (6.2%)
Abeona Therapeutics, Inc.*	15,500	52,080
ACADIA Pharmaceuticals, Inc.*	47,500	1,693,375
Acceleron Pharma, Inc.*	9,500	463,220
Achillion Pharmaceuticals, Inc.*	59,900	646,321
Acorda Therapeutics, Inc.*	25,135	1,075,275
Adamas Pharmaceuticals, Inc.*	7,100	201,072
Aduro Biotech, Inc.*	5,700	160,398
Advaxis, Inc.*	17,100	172,026
Aegerion Pharmaceuticals, Inc.*	19,500	196,950
Affimed N.V.*	2,000	14,240
Agenus, Inc.*	44,000	199,760
Aimmune Therapeutics, Inc.*	3,900	71,955
Akebia Therapeutics, Inc.*	5,800	74,936
Alder Biopharmaceuticals, Inc.*	11,600	383,148
AMAG Pharmaceuticals, Inc.*	19,200	579,648
Amicus Therapeutics, Inc.*	64,400	624,680
Anacor Pharmaceuticals, Inc.*	23,150	2,615,256
Anthera Pharmaceuticals, Inc.*	13,400	62,176
Applied Genetic Technologies Corp.*	4,200	85,680
Ardelyx, Inc.*	7,400	134,088
Arena Pharmaceuticals, Inc.*	140,334	266,635
ARIAD Pharmaceuticals, Inc.*	95,000	593,750
Array BioPharma, Inc.*	68,919	290,838
Arrowhead Research Corp.*	29,900	183,885
Asterias Biotherapeutics, Inc.*	3,300	12,969
Atara Biotherapeutics, Inc.*	6,100	161,101
aTyr Pharma, Inc.*	1,400	13,762
Avalanche Biotechnologies, Inc.*	22,400	213,248
Axovant Sciences Ltd.*	7,800	140,634
Bellicum Pharmaceuticals, Inc.*	10,100	204,727
BioCryst Pharmaceuticals, Inc.*	40,400	416,928
BioSpecifics Technologies Corp.*	2,100	90,237
BioTime, Inc.*	21,400	87,740
Blueprint Medicines Corp.*	8,100	213,354
Calithera Biosciences, Inc.*	9,000	68,940
Cara Therapeutics, Inc.*	4,400	74,184
Catalyst Pharmaceuticals, Inc.*	5,500	13,475

Celldex Therapeutics, Inc.*	56,278	$882,439
Cellular Biomedicine Group, Inc.*	1,000	21,490
Cepheid, Inc.*	41,649	1,521,438
ChemoCentryx, Inc.*	7,500	60,750
Chiasma, Inc.*	1,200	23,484
Chimerix, Inc.*	23,300	208,535
Cidara Therapeutics, Inc.*	800	13,728
Clovis Oncology, Inc.*	14,200	497,000
Coherus Biosciences, Inc.*	10,500	241,080
Concert Pharmaceuticals, Inc.*	5,100	96,747
CorMedix, Inc.*	10,100	20,503
CTI BioPharma Corp.*	98,700	121,401
Curis, Inc.*	7,100	20,661
Cytokinetics, Inc.*	17,800	186,188
CytomX Therapeutics, Inc.*	1,700	35,479
CytRx Corp.*	25,000	66,250
Dicerna Pharmaceuticals, Inc.*	7,600	90,212
Dyax Corp.*	85,268	3,207,782
Dynavax Technologies Corp.*	15,750	380,520
Eagle Pharmaceuticals, Inc.*	4,800	425,616
Emergent BioSolutions, Inc.*	13,500	540,135
Enanta Pharmaceuticals, Inc.*	7,800	257,556
Epizyme, Inc.*	16,400	262,728
Esperion Therapeutics, Inc.*	7,400	164,724
Exact Sciences Corp.*	47,700	440,271
Exelixis, Inc.*	128,986	727,481
Fibrocell Science, Inc.*	2,700	12,285
FibroGen, Inc.*	27,000	822,690
Five Prime Therapeutics, Inc.*	12,600	522,900
Flexion Therapeutics, Inc.*	7,500	144,525
Foundation Medicine, Inc.*	6,300	132,678
Galena Biopharma, Inc.*	107,300	157,731
Genocea Biosciences, Inc.*	3,000	15,810
Genomic Health, Inc.*	11,412	401,702
Geron Corp.*	75,011	363,053
Global Blood Therapeutics, Inc.*	7,000	226,310
Halozyme Therapeutics, Inc.*	55,035	953,757
Heron Therapeutics, Inc.*	13,900	371,130
Idera Pharmaceuticals, Inc.*	55,600	171,804
Ignyta, Inc.*	13,700	183,580
Immune Design Corp.*	4,600	92,368
ImmunoGen, Inc.*	55,068	747,273
Immunomedics, Inc.*	52,700	161,789
Infinity Pharmaceuticals, Inc.*	32,400	254,340
Inovio Pharmaceuticals, Inc.*	34,700	233,184
Insmed, Inc.*	36,100	655,215
Insys Therapeutics, Inc.*	13,300	380,779
Invitae Corp.*	3,200	26,272
Ironwood Pharmaceuticals, Inc.*	64,800	751,032
Karyopharm Therapeutics, Inc.*	13,000	172,250
Keryx Biopharmaceuticals, Inc.*	56,500	285,325
Kite Pharma, Inc.*	16,250	1,001,325
La Jolla Pharmaceutical Co.*	5,600	151,200
Lexicon Pharmaceuticals, Inc.*	23,911	318,255
Ligand Pharmaceuticals, Inc.*	12,326	1,336,385
Lion Biotechnologies, Inc.*	11,200	86,464
Loxo Oncology, Inc.*	3,900	110,955
MacroGenics, Inc.*	15,900	492,423

See Notes to Financial Statements.

1201

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

MannKind Corp.*	149,500	$216,775
Medgenics, Inc.*	1,400	8,428
Merrimack Pharmaceuticals, Inc.*	59,900	473,210
MiMedx Group, Inc.*	57,000	534,090
Mirati Therapeutics, Inc.*	4,800	151,680
Momenta Pharmaceuticals, Inc.*	31,728	470,844
Myriad Genetics, Inc.*	39,200	1,691,872
NantKwest, Inc.*†	10,200	150,251
Natera, Inc.*	3,500	37,800
Navidea Biopharmaceuticals, Inc.*	35,400	47,082
Neurocrine Biosciences, Inc.*	47,900	2,709,703
NewLink Genetics Corp.*	11,300	411,207
Northwest Biotherapeutics, Inc.*	33,600	107,520
Novavax, Inc.*	138,659	1,163,349
Ocata Therapeutics, Inc.*	3,900	32,838
OncoMed Pharmaceuticals, Inc.*	7,500	169,050
Oncothyreon, Inc.*	73,100	162,282
Ophthotech Corp.*	13,400	1,052,302
Orexigen Therapeutics, Inc.*	70,503	121,265
Organovo Holdings, Inc.*	53,250	132,593
Osiris Therapeutics, Inc.	9,800	101,724
Otonomy, Inc.*	8,400	233,100
OvaScience, Inc.*	18,400	179,768
PDL BioPharma, Inc.	104,627	370,380
Peregrine Pharmaceuticals, Inc.*	26,000	30,420
Pfenex, Inc.*	2,300	28,474
Portola Pharmaceuticals, Inc.*	25,100	1,291,395
Progenics Pharmaceuticals, Inc.*	54,200	332,246
Proteon Therapeutics, Inc.*	400	6,204
Prothena Corp. plc*	17,400	1,185,114
PTC Therapeutics, Inc.*	19,100	618,840
Radius Health, Inc.*	16,500	1,015,410
Raptor Pharmaceutical Corp.*	37,800	196,560
Regulus Therapeutics, Inc.*	22,200	193,584
Repligen Corp.*	19,500	551,655
Retrophin, Inc.*	19,700	380,013
Rigel Pharmaceuticals, Inc.*	54,840	166,165
Sage Therapeutics, Inc.*	7,800	454,740
Sangamo BioSciences, Inc.*	34,000	310,420
Sarepta Therapeutics, Inc.*	21,600	833,328
Seres Therapeutics, Inc.*	4,100	143,869
Sorrento Therapeutics, Inc.*	9,500	82,745
Spark Therapeutics, Inc.*	4,769	216,083
Spectrum Pharmaceuticals, Inc.*	43,065	259,682
Stemline Therapeutics, Inc.*	2,500	15,775
Synergy Pharmaceuticals, Inc.*	57,300	324,891
Synta Pharmaceuticals Corp.*	77,700	27,350
T2 Biosystems, Inc.*	2,900	31,726
TESARO, Inc.*	12,500	654,000
TG Therapeutics, Inc.*	18,800	224,284
Threshold Pharmaceuticals, Inc.*	41,600	19,964
Tobira Therapeutics, Inc.*	1,288	12,944
Tokai Pharmaceuticals, Inc.*	2,800	24,416
Trevena, Inc.*	6,900	72,450
Trovagene, Inc.*	5,500	29,700
Ultragenyx Pharmaceutical, Inc.*	20,300	2,277,254
Vanda Pharmaceuticals, Inc.*	20,600	191,786
Verastem, Inc.*	8,500	15,810
Versartis, Inc.*	9,800	121,422
Vitae Pharmaceuticals, Inc.*	3,400	61,540

Vital Therapies, Inc.*	5,600	$64,512
Voyager Therapeutics, Inc.*	1,300	28,470
XBiotech, Inc.*	2,600	28,262
Xencor, Inc.*	23,800	347,956
XOMA Corp.*	47,900	63,707
Zafgen, Inc.*	6,000	37,740
ZIOPHARM Oncology, Inc.*	72,925	606,007

		59,111,704

Health Care Equipment & Supplies (4.1%)
Abaxis, Inc.	12,912	718,940
ABIOMED, Inc.*	23,250	2,099,010
Accuray, Inc.*	34,747	234,542
Analogic Corp.	8,616	711,682
AngioDynamics, Inc.*	16,200	196,668
Anika Therapeutics, Inc.*	7,500	286,200
Antares Pharma, Inc.*	104,000	125,840
AtriCure, Inc.*	13,000	291,720
Atrion Corp.	1,000	381,200
Cantel Medical Corp.	23,175	1,440,094
Cardiovascular Systems, Inc.*	14,200	214,704
Cerus Corp.*	45,500	287,560
ConforMIS, Inc.*	3,900	67,431
CONMED Corp.	17,787	783,517
Corindus Vascular Robotics, Inc.*	3,400	10,914
CryoLife, Inc.	33,968	366,175
Cutera, Inc.*	900	11,511
Cynosure, Inc., Class A*	12,814	572,401
Endologix, Inc.*	36,100	357,390
Entellus Medical, Inc.*	1,500	25,290
Exactech, Inc.*	2,100	38,115
GenMark Diagnostics, Inc.*	22,900	177,704
Glaukos Corp.*	2,800	69,132
Globus Medical, Inc., Class A*	37,000	1,029,340
Greatbatch, Inc.*	14,818	777,945
Haemonetics Corp.*	32,708	1,054,506
Halyard Health, Inc.*	26,300	878,683
HeartWare International, Inc.*	10,200	514,080
ICU Medical, Inc.*	9,545	1,076,485
Inogen, Inc.*	8,700	348,783
Insulet Corp.*	36,278	1,371,671
Integra LifeSciences Holdings Corp.*	15,144	1,026,460
Invacare Corp.	18,500	321,715
InVivo Therapeutics Holdings Corp.*	4,200	30,240
iRadimed Corp.*	300	8,409
K2M Group Holdings, Inc.*	10,900	215,166
LDR Holding Corp.*	17,100	429,381
LeMaitre Vascular, Inc.	900	15,525
LivaNova plc*	24,634	1,462,521
Masimo Corp.*	24,338	1,010,270
Meridian Bioscience, Inc.	25,677	526,892
Merit Medical Systems, Inc.*	28,107	522,509
Natus Medical, Inc.*	19,400	932,170
Neogen Corp.*	23,967	1,354,615
Nevro Corp.*	11,600	783,116
Novocure Ltd.*	3,400	76,024
NuVasive, Inc.*	27,409	1,483,101
NxStage Medical, Inc.*	35,350	774,519
OraSure Technologies, Inc.*	42,586	274,254
Orthofix International N.V.*	12,400	486,204

See Notes to Financial Statements.

1202

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Oxford Immunotec Global plc*	2,600	$29,900
Penumbra, Inc.*	1,500	80,715
Quidel Corp.*	19,500	413,400
Rockwell Medical, Inc.*	39,900	408,576
RTI Surgical, Inc.*	32,149	127,632
SeaSpine Holdings Corp.*	5,048	86,725
Second Sight Medical Products, Inc.*	28,200	166,098
Sientra, Inc.*	300	1,776
Spectranetics Corp.*	24,400	367,464
STAAR Surgical Co.*	20,900	149,226
STERIS plc	47,785	3,600,122
SurModics, Inc.*	13,221	267,990
Tandem Diabetes Care, Inc.*	9,700	114,557
TransEnterix, Inc.*	12,100	30,008
Unilife Corp.*	74,000	36,637
Utah Medical Products, Inc.	200	11,708
Vascular Solutions, Inc.*	10,268	353,117
Veracyte, Inc.*	1,700	12,240
West Pharmaceutical Services, Inc.	42,928	2,585,124
Wright Medical Group N.V.*	53,433	1,292,010
Zeltiq Aesthetics, Inc.*	14,600	416,538

		38,803,887

Health Care Providers & Services (2.8%)
AAC Holdings, Inc.*	8,600	163,916
Aceto Corp.	16,600	447,868
Addus HomeCare Corp.*	1,900	44,232
Adeptus Health, Inc., Class A*	3,800	207,176
Air Methods Corp.*	22,550	945,521
Alliance HealthCare Services, Inc.*	500	4,590
Almost Family, Inc.*	4,300	164,389
Amedisys, Inc.*	15,634	614,729
AMN Healthcare Services, Inc.*	31,600	981,180
Amsurg Corp.*	30,062	2,284,712
BioScrip, Inc.*	49,500	86,625
BioTelemetry, Inc.*	9,900	115,632
Capital Senior Living Corp.*	23,100	481,866
Chemed Corp.	10,890	1,631,322
Civitas Solutions, Inc.*	7,900	227,441
CorVel Corp.*	8,200	360,144
Cross Country Healthcare, Inc.*	19,895	326,079
Diplomat Pharmacy, Inc.*	20,400	698,088
Ensign Group, Inc.	28,800	651,744
ExamWorks Group, Inc.*	19,900	529,340
Five Star Quality Care, Inc.*	4,500	14,310
Genesis Healthcare, Inc.*	26,800	92,996
Hanger, Inc.*	21,509	353,823
HealthEquity, Inc.*	20,500	513,935
HealthSouth Corp.	50,806	1,768,557
Healthways, Inc.*	18,947	243,848
Kindred Healthcare, Inc.	45,502	541,929
Landauer, Inc.	6,300	207,396
LHC Group, Inc.*	7,643	346,151
Magellan Health, Inc.*	18,315	1,129,303
Molina Healthcare, Inc.*	20,610	1,239,279
National HealthCare Corp.	7,200	444,240
National Research Corp., Class A	6,325	101,453
Nobilis Health Corp.*	1,700	4,794
Owens & Minor, Inc.#	40,500	1,457,190

PharMerica Corp.*	19,000	$665,000
Providence Service Corp.*	5,523	259,139
RadNet, Inc.*	10,400	64,272
Select Medical Holdings Corp.	59,303	706,299
Surgery Partners, Inc.*	4,300	88,107
Surgical Care Affiliates, Inc.*	12,100	481,701
Team Health Holdings, Inc.*	40,700	1,786,323
Teladoc, Inc.*	5,400	96,984
Triple-S Management Corp., Class B*	13,836	330,819
Trupanion, Inc.*	1,000	9,760
U.S. Physical Therapy, Inc.	8,807	472,760
Universal American Corp.	19,950	139,650
WellCare Health Plans, Inc.*	24,484	1,914,894

		26,441,506

Health Care Technology (0.6%)
Castlight Health, Inc., Class B*	30,650	130,875
Computer Programs & Systems, Inc.	7,602	378,200
Connecture, Inc.*	800	2,888
Evolent Health, Inc., Class A*	3,100	37,541
HealthStream, Inc.*	13,000	286,000
HMS Holdings Corp.*	50,429	622,294
Imprivata, Inc.*	2,500	28,250
MedAssets, Inc.*	36,682	1,134,941
Medidata Solutions, Inc.*	36,000	1,774,440
Omnicell, Inc.*	21,055	654,389
Press Ganey Holdings, Inc.*	6,300	198,765
Quality Systems, Inc.	30,276	488,049
Vocera Communications, Inc.*	15,700	191,540

		5,928,172

Life Sciences Tools & Services (0.7%)
Accelerate Diagnostics, Inc.*	13,100	281,519
Affymetrix, Inc.*	46,100	465,149
Albany Molecular Research, Inc.*	13,550	268,968
Cambrex Corp.*	19,500	918,255
Fluidigm Corp.*	14,900	161,069
Harvard Bioscience, Inc.*	1,300	4,511
INC Research Holdings, Inc., Class A*	5,700	276,507
Luminex Corp.*	27,419	586,492
NanoString Technologies, Inc.*	2,500	36,775
NeoGenomics, Inc.*	9,200	72,404
Pacific Biosciences of California, Inc.*	37,900	497,627
PAREXEL International Corp.*	32,737	2,230,044
PRA Health Sciences, Inc.*	11,400	516,078
Sequenom, Inc.*	64,400	105,616

		6,421,014

Pharmaceuticals (1.9%)
Aclaris Therapeutics, Inc.*	1,100	29,634
Aerie Pharmaceuticals, Inc.*	11,400	277,590
Agile Therapeutics, Inc.*	900	8,784
Alimera Sciences, Inc.*	2,700	6,534
Amphastar Pharmaceuticals, Inc.*	13,000	184,990
ANI Pharmaceuticals, Inc.*	3,950	178,244
Aratana Therapeutics, Inc.*	16,550	92,349
Assembly Biosciences, Inc.*	900	6,759
BioDelivery Sciences International, Inc.*	24,200	115,918

See Notes to Financial Statements.

1203

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Carbylan Therapeutics, Inc.*	1,300	$4,706
Catalent, Inc.*	47,179	1,180,890
Cempra, Inc.*	14,200	442,046
Collegium Pharmaceutical, Inc.*	4,100	112,750
Corcept Therapeutics, Inc.*	41,100	204,678
Corium International, Inc.*	600	4,872
Depomed, Inc.*	34,300	621,859
Dermira, Inc.*	8,700	301,107
Durect Corp.*	11,400	25,194
Endocyte, Inc.*	16,700	66,967
Flex Pharma, Inc.*	1,700	21,165
Foamix Pharmaceuticals Ltd.*	2,700	21,897
Heska Corp.*	600	23,208
Impax Laboratories, Inc.*	43,766	1,871,434
Intersect ENT, Inc.*	10,800	243,000
Intra-Cellular Therapies, Inc.*	12,300	661,617
Lannett Co., Inc.*	14,800	593,776
Medicines Co.*	41,787	1,560,327
Nektar Therapeutics*	80,386	1,354,504
Ocular Therapeutix, Inc.*	9,300	87,141
Omeros Corp.*	18,500	291,005
Pacira Pharmaceuticals, Inc.*	20,600	1,581,874
Paratek Pharmaceuticals, Inc.*	1,400	26,558
Pernix Therapeutics Holdings, Inc.*	28,550	84,222
Phibro Animal Health Corp., Class A	8,450	254,599
POZEN, Inc.*	20,386	139,236
Prestige Brands Holdings, Inc.*	29,800	1,534,104
Relypsa, Inc.*	18,450	522,873
Revance Therapeutics, Inc.*	8,600	293,776
Sagent Pharmaceuticals, Inc.*	12,000	190,920
SciClone Pharmaceuticals, Inc.*	24,900	229,080
Sucampo Pharmaceuticals, Inc., Class A*	12,200	210,938
Supernus Pharmaceuticals, Inc.*	14,400	193,536
Teligent, Inc.*	31,200	277,680
Tetraphase Pharmaceuticals, Inc.*	20,400	204,612
TherapeuticsMD, Inc.*	94,600	981,002
Theravance Biopharma, Inc.*	13,600	222,904
Theravance, Inc.	47,500	500,650
VIVUS, Inc.*	73,827	75,304
XenoPort, Inc.*	33,300	182,817
Zogenix, Inc.*	14,112	208,011

		18,509,641

Total Health Care		155,215,924

Industrials (12.1%)
Aerospace & Defense (1.4%)
AAR Corp.	22,412	589,211
Aerojet Rocketdyne Holdings, Inc.*	41,500	649,890
Aerovironment, Inc.*	6,621	195,121
American Science & Engineering, Inc.	4,277	176,982
Astronics Corp.*	9,600	390,816
Cubic Corp.	12,186	575,788
Curtiss-Wright Corp.	28,817	1,973,965
DigitalGlobe, Inc.*	50,465	790,282
Engility Holdings, Inc.	7,600	246,848
Esterline Technologies Corp.*	19,387	1,570,347

HEICO Corp.	10,872	$591,002
HEICO Corp., Class A	22,500	1,107,000
KLX, Inc.*	29,800	917,542
Moog, Inc., Class A*	21,853	1,324,292
TASER International, Inc.*	33,600	580,944
Teledyne Technologies, Inc.*	20,754	1,840,880

		13,520,910

Air Freight & Logistics (0.5%)
Air Transport Services Group, Inc.*	29,400	296,352
Atlas Air Worldwide Holdings, Inc.*	14,327	592,278
Echo Global Logistics, Inc.*	13,600	277,304
Forward Air Corp.	19,340	831,814
Hub Group, Inc., Class A*	26,833	884,147
Park-Ohio Holdings Corp.	2,400	88,272
UTi Worldwide, Inc.*	61,500	432,345
XPO Logistics, Inc.*	40,376	1,100,246

		4,502,758

Airlines (0.4%)
Allegiant Travel Co.	7,577	1,271,648
Hawaiian Holdings, Inc.*	32,200	1,137,626
SkyWest, Inc.	29,400	559,188
Virgin America, Inc.*	14,000	504,140

		3,472,602

Building Products (0.9%)
AAON, Inc.	28,800	668,736
Advanced Drainage Systems, Inc.	19,000	456,570
American Woodmark Corp.*	7,200	575,856
Apogee Enterprises, Inc.	15,900	691,809
Builders FirstSource, Inc.*	26,800	296,944
Continental Building Products, Inc.*	17,800	310,788
Gibraltar Industries, Inc.*	14,500	368,880
Griffon Corp.	17,543	312,265
Masonite International Corp.*	17,000	1,040,910
NCI Building Systems, Inc.*	8,300	103,003
Nortek, Inc.*	5,500	239,910
Patrick Industries, Inc.*	7,050	306,675
PGT, Inc.*	27,000	307,530
Quanex Building Products Corp.	18,867	393,377
Simpson Manufacturing Co., Inc.	25,919	885,134
Trex Co., Inc.*	23,600	897,744
Universal Forest Products, Inc.	10,854	742,088

		8,598,219

Commercial Services & Supplies (2.1%)
ABM Industries, Inc.	30,732	874,940
ACCO Brands Corp.*	78,886	562,457
Brady Corp., Class A	37,141	853,500
Brink’s Co.	29,600	854,256
Deluxe Corp.	30,461	1,661,343
Ennis, Inc.	5,756	110,803
Essendant, Inc.	26,672	867,107
G&K Services, Inc., Class A	12,482	785,118
Healthcare Services Group, Inc.	47,369	1,651,757
Herman Miller, Inc.	41,791	1,199,402
HNI Corp.	24,341	877,736
Interface, Inc.	40,298	771,304

See Notes to Financial Statements.

1204

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Kimball International, Inc., Class B	7,800	$76,206
Knoll, Inc.	26,658	501,170
Matthews International Corp., Class A	20,159	1,077,499
McGrath RentCorp	19,645	494,858
Mobile Mini, Inc.	24,495	762,529
MSA Safety, Inc.	19,907	865,357
Multi-Color Corp.	7,200	430,632
NL Industries, Inc.*	4,745	14,425
Quad/Graphics, Inc.	13,300	123,690
SP Plus Corp.*	110	2,629
Steelcase, Inc., Class A	47,672	710,313
Team, Inc.*	14,800	473,008
Tetra Tech, Inc.#	33,537	872,633
U.S. Ecology, Inc.	12,300	448,212
UniFirst Corp.	9,705	1,011,261
Viad Corp.	11,124	314,030
West Corp.	29,500	636,315

		19,884,490

Construction & Engineering (0.8%)
Aegion Corp.*	22,362	431,810
Comfort Systems USA, Inc.	20,743	589,516
Dycom Industries, Inc.*	19,216	1,344,351
EMCOR Group, Inc.	40,399	1,940,768
Granite Construction, Inc.	21,973	942,862
Great Lakes Dredge & Dock Corp.*	15,100	59,796
MasTec, Inc.*	38,062	661,518
MYR Group, Inc.*	10,000	206,100
Primoris Services Corp.	21,700	478,051
Tutor Perini Corp.*	23,995	401,676

		7,056,448

Electrical Equipment (0.6%)
AZZ, Inc.	14,586	810,544
Encore Wire Corp.	17,428	646,404
EnerSys, Inc.	27,039	1,512,291
Franklin Electric Co., Inc.	33,552	906,911
Generac Holdings, Inc.*	39,700	1,181,869
General Cable Corp.	33,700	452,591
Plug Power, Inc.*	34,800	73,428
Powell Industries, Inc.	2,600	67,678
Thermon Group Holdings, Inc.*	18,400	311,328
Vicor Corp.*	3,900	35,568

		5,998,612

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	28,426	443,446

Machinery (2.7%)
Actuant Corp., Class A	43,913	1,052,156
Alamo Group, Inc.	5,400	281,340
Albany International Corp., Class A	18,891	690,466
Altra Industrial Motion Corp.	22,700	569,316
Astec Industries, Inc.	15,843	644,810
Barnes Group, Inc.	35,606	1,260,096
Blount International, Inc.*	29,033	284,814
Briggs & Stratton Corp.	33,744	583,771
Chart Industries, Inc.*	19,421	348,801

CIRCOR International, Inc.	11,109	$468,244
CLARCOR, Inc.	29,974	1,489,108
Columbus McKinnon Corp.	8,300	156,870
Douglas Dynamics, Inc.	500	10,535
EnPro Industries, Inc.	12,954	567,903
ESCO Technologies, Inc.	16,952	612,645
Federal Signal Corp.	44,600	706,910
Gorman-Rupp Co.	15,337	409,958
Greenbrier Cos., Inc.	16,300	531,706
Harsco Corp.	46,500	366,420
Hillenbrand, Inc.	35,200	1,042,976
Hyster-Yale Materials Handling, Inc.	6,400	335,680
John Bean Technologies Corp.	17,131	853,638
Kadant, Inc.	5,400	219,294
L.B. Foster Co., Class A	3,600	49,176
Lindsay Corp.	8,175	591,870
Lydall, Inc.*	8,300	294,484
Meritor, Inc.*	56,835	474,572
Mueller Industries, Inc.	38,114	1,032,889
Mueller Water Products, Inc., Class A	103,693	891,760
Navistar International Corp.*	28,800	254,592
NN, Inc.	14,900	237,506
Proto Labs, Inc.*	11,600	738,804
RBC Bearings, Inc.*	17,000	1,098,030
Rexnord Corp.*	57,500	1,041,900
Standex International Corp.	9,079	754,919
Sun Hydraulics Corp.	15,750	499,748
Tennant Co.	11,231	631,856
Titan International, Inc.	15,800	62,252
TriMas Corp.*	26,900	501,685
Wabash National Corp.*	47,300	559,559
Watts Water Technologies, Inc., Class A	16,359	812,552
Woodward, Inc.	36,833	1,829,127

		25,844,738

Marine (0.2%)
Golden Ocean Group Ltd.*	3,100	3,317
Matson, Inc.	28,900	1,232,007
Navios Maritime Holdings, Inc.	17,900	31,325
Scorpio Bulkers, Inc.*	15,567	153,961

		1,420,610

Professional Services (1.3%)
Acacia Research Corp.	27,541	118,151
Advisory Board Co.*	23,284	1,155,119
CEB, Inc.	21,504	1,320,131
Exponent, Inc.	16,846	841,458
FTI Consulting, Inc.*	23,500	814,510
Heidrick & Struggles International, Inc.	10,200	277,644
Huron Consulting Group, Inc.*	14,744	875,794
ICF International, Inc.*	13,700	487,172
Insperity, Inc.	10,987	529,024
Kelly Services, Inc., Class A	7,134	115,214
Kforce, Inc.	21,700	548,576
Korn/Ferry International	28,352	940,719
Mistras Group, Inc.*	200	3,818
Navigant Consulting, Inc.*	42,332	679,852
On Assignment, Inc.*	31,600	1,420,420

See Notes to Financial Statements.

1205

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Pendrell Corp.*	33,400	$16,737
Resources Connection, Inc.	21,995	359,398
RPX Corp.*	21,900	240,900
TriNet Group, Inc.*	23,200	448,920
TrueBlue, Inc.*	24,015	618,626
WageWorks, Inc.*	20,215	917,155

		12,729,338

Road & Rail (0.4%)
ArcBest Corp.	17,400	372,186
Celadon Group, Inc.	9,700	95,933
Heartland Express, Inc.	29,355	499,622
Knight Transportation, Inc.	37,550	909,836
Marten Transport Ltd.	7,150	126,555
Roadrunner Transportation Systems, Inc.*	16,100	151,823
Saia, Inc.*	13,800	307,050
Swift Transportation Co.*	58,200	804,324
Werner Enterprises, Inc.	25,566	597,989
YRC Worldwide, Inc.*	18,200	258,076

		4,123,394

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	46,355	968,356
Applied Industrial Technologies, Inc.	24,688	999,617
Beacon Roofing Supply, Inc.*	32,276	1,329,126
BMC Stock Holdings, Inc.*	20,900	350,075
DXP Enterprises, Inc.*	2,600	59,280
H&E Equipment Services, Inc.	21,000	367,080
Kaman Corp.	16,392	668,958
MRC Global, Inc.*	58,200	750,780
Rush Enterprises, Inc., Class A*	22,200	485,958
TAL International Group, Inc.*	20,800	330,720
Textainer Group Holdings Ltd.	8,000	112,880
Univar, Inc.*	22,540	383,405

		6,806,235

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	27,900	333,963

Total Industrials		114,735,763

Information Technology (17.8%)
Communications Equipment (1.6%)
ADTRAN, Inc.	37,906	652,741
Alliance Fiber Optic Products, Inc.*	5,400	81,864
Bel Fuse, Inc., Class B	100	1,729
Black Box Corp.	11,443	109,052
CalAmp Corp.*	23,700	472,341
Calix, Inc.*	1,600	12,592
Ciena Corp.*	70,959	1,468,139
Clearfield, Inc.*	800	10,728
Comtech Telecommunications Corp.	9,500	190,855
Digi International, Inc.*	6,200	70,556
Extreme Networks, Inc.*	57,500	234,600
Finisar Corp.*	66,800	971,272
Harmonic, Inc.*	82,659	336,422
Infinera Corp.*	86,261	1,563,049
InterDigital, Inc.	21,325	1,045,778
Ixia*	38,263	475,609

NETGEAR, Inc.*	22,029	$923,235
NetScout Systems, Inc.*	51,154	1,570,428
Plantronics, Inc.	24,559	1,164,588
Polycom, Inc.*	79,600	1,002,164
Ruckus Wireless, Inc.*	29,500	315,945
ShoreTel, Inc.*	29,500	261,075
Sonus Networks, Inc.*	32,648	232,780
Ubiquiti Networks, Inc.*	17,100	541,899
ViaSat, Inc.*	27,140	1,655,812

		15,365,253

Electronic Equipment, Instruments & Components (2.8%)
Agilysys, Inc.*	200	1,998
Anixter International, Inc.*	17,958	1,084,484
AVX Corp.	26,100	316,854
Badger Meter, Inc.	8,530	499,773
Belden, Inc.	25,035	1,193,669
Benchmark Electronics, Inc.*	34,748	718,241
Checkpoint Systems, Inc.	32,811	205,725
Coherent, Inc.*	16,952	1,103,745
Control4 Corp.*	3,200	23,264
CTS Corp.	22,600	398,664
Daktronics, Inc.	20,600	179,632
DTS, Inc.*	9,800	221,284
ePlus, Inc.*	3,100	289,106
Fabrinet*	18,500	440,670
FARO Technologies, Inc.*	10,567	311,938
FEI Co.	24,373	1,944,722
GSI Group, Inc.*	7,100	96,702
II-VI, Inc.*	42,786	794,108
Insight Enterprises, Inc.*	31,443	789,848
InvenSense, Inc.*	38,400	392,832
Itron, Inc.*	26,800	969,624
Kimball Electronics, Inc.*	8,700	95,613
Knowles Corp.*	48,100	641,173
Littelfuse, Inc.	12,549	1,342,868
Mercury Systems, Inc.*	19,400	356,184
Mesa Laboratories, Inc.	100	9,950
Methode Electronics, Inc.	26,500	843,495
MTS Systems Corp.	10,502	665,932
Multi-Fineline Electronix, Inc.*	2,800	57,904
Newport Corp.*	27,187	431,458
OSI Systems, Inc.*	11,468	1,016,753
Park Electrochemical Corp.	15,472	233,008
PC Connection, Inc.	800	18,112
Plexus Corp.*	21,775	760,383
RealD, Inc.*	6,200	65,410
Rofin-Sinar Technologies, Inc.*	24,925	667,491
Rogers Corp.*	13,684	705,684
Sanmina Corp.*	49,700	1,022,826
ScanSource, Inc.*	23,039	742,316
SYNNEX Corp.	15,862	1,426,470
Tech Data Corp.*	20,700	1,374,066
TTM Technologies, Inc.*	23,001	149,736
Universal Display Corp.*	26,560	1,445,926
Vishay Intertechnology, Inc.	76,500	921,825

		26,971,466

Internet Software & Services (2.2%)
Angie’s List, Inc.*	16,100	150,535
Bankrate, Inc.*	32,929	437,956
Bazaarvoice, Inc.*	6,200	27,156

See Notes to Financial Statements.

1206

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Benefitfocus, Inc.*	5,500	$200,145
Blucora, Inc.*	26,800	262,640
Box, Inc., Class A*	14,700	205,212
Brightcove, Inc.*	1,100	6,820
Carbonite, Inc.*	2,000	19,600
Care.com, Inc.*	600	4,296
ChannelAdvisor Corp.*	2,400	33,240
Cimpress N.V.*	20,900	1,695,826
comScore, Inc.*	23,363	961,388
Constant Contact, Inc.*	16,146	472,109
Cornerstone OnDemand, Inc.*	34,000	1,174,020
Cvent, Inc.*	13,200	460,812
Demandware, Inc.*	17,300	933,681
DHI Group, Inc.*	3,100	28,427
EarthLink Holdings Corp.	55,833	414,839
Endurance International Group Holdings, Inc.*	33,100	361,783
Envestnet, Inc.*	19,600	585,060
Everyday Health, Inc.*	900	5,418
Gogo, Inc.*	32,200	573,160
GrubHub, Inc.*	42,400	1,026,080
GTT Communications, Inc.*	13,800	235,428
Hortonworks, Inc.*	8,500	186,150
Internap Corp.*	17,700	113,280
Intralinks Holdings, Inc.*	8,900	80,723
j2 Global, Inc.	27,578	2,270,221
Limelight Networks, Inc.*	83,100	121,326
Liquidity Services, Inc.*	9,200	59,800
LivePerson, Inc.*	32,000	216,000
LogMeIn, Inc.*	15,500	1,040,050
Marchex, Inc., Class B	700	2,723
Marketo, Inc.*	14,800	424,908
Monster Worldwide, Inc.*	86,300	494,499
New Relic, Inc.*	5,300	193,079
NIC, Inc.	46,855	922,106
OPOWER, Inc.*	1,700	17,952
Q2 Holdings, Inc.*	7,000	184,590
QuinStreet, Inc.*	3,000	12,870
Quotient Technology, Inc.*	25,000	170,500
RealNetworks, Inc.*	10,325	43,881
RetailMeNot, Inc.*	17,700	175,584
Rocket Fuel, Inc.*	5,600	19,544
SciQuest, Inc.*	6,400	83,008
Shutterstock, Inc.*	8,800	284,592
SPS Commerce, Inc.*	9,600	674,016
Stamps.com, Inc.*	8,300	909,763
TechTarget, Inc.*	1,800	14,454
Textura Corp.*	7,100	153,218
TrueCar, Inc.*	8,800	83,952
Web.com Group, Inc.*	28,400	568,284
WebMD Health Corp.*	22,300	1,077,090
Wix.com Ltd.*	7,300	166,075
XO Group, Inc.*	1,000	16,060

		21,055,929

IT Services (2.7%)
Acxiom Corp.*	50,069	1,047,444
Blackhawk Network Holdings, Inc.*	31,049	1,372,676
CACI International, Inc., Class A*	14,759	1,369,340
Cardtronics, Inc.*	31,600	1,063,340

Cass Information Systems, Inc.	7,181	$369,534
Ciber, Inc.*	14,300	50,193
Convergys Corp.	63,400	1,578,026
CSG Systems International, Inc.	21,665	779,507
EPAM Systems, Inc.*	27,600	2,169,912
Euronet Worldwide, Inc.*	28,826	2,087,867
Everi Holdings, Inc.*	18,200	79,898
EVERTEC, Inc.	37,900	634,446
ExlService Holdings, Inc.*	22,100	992,953
Forrester Research, Inc.	6,600	187,968
Hackett Group, Inc.	1,019	16,375
Heartland Payment Systems, Inc.	20,737	1,966,283
Lionbridge Technologies, Inc.*	8,500	41,735
Luxoft Holding, Inc.*	10,400	802,152
ManTech International Corp., Class A	18,541	560,680
MAXIMUS, Inc.	38,968	2,191,950
MoneyGram International, Inc.*	7,200	45,144
NeuStar, Inc., Class A*	34,700	831,759
Perficient, Inc.*	21,700	371,504
Science Applications International Corp.	24,200	1,107,876
ServiceSource International, Inc.*	19,400	89,434
Sykes Enterprises, Inc.*	21,699	667,895
Syntel, Inc.*	17,964	812,871
TeleTech Holdings, Inc.	9,725	271,425
Travelport Worldwide Ltd.	59,600	768,840
Unisys Corp.*	34,464	380,827
Virtusa Corp.*	16,500	682,110

		25,391,964

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Energy Industries, Inc.*	26,403	745,357
Advanced Micro Devices, Inc.*	359,100	1,030,617
Alpha & Omega Semiconductor Ltd.*	100	919
Ambarella, Inc.*	16,600	925,284
Amkor Technology, Inc.*	42,300	257,184
Applied Micro Circuits Corp.*	44,200	281,554
Axcelis Technologies, Inc.*	700	1,813
Brooks Automation, Inc.	59,550	635,994
Cabot Microelectronics Corp.*	16,920	740,758
Cascade Microtech, Inc.*	500	8,125
Cavium, Inc.*	30,300	1,991,013
CEVA, Inc.*	3,600	84,096
Cirrus Logic, Inc.*	36,467	1,076,870
Diodes, Inc.*	29,708	682,690
Entegris, Inc.*	77,946	1,034,343
Fairchild Semiconductor International, Inc.*	72,000	1,491,120
FormFactor, Inc.*	32,395	291,555
Inphi Corp.*	18,000	486,360
Integrated Device Technology, Inc.*	89,300	2,353,055
Intersil Corp., Class A	90,700	1,157,332
IXYS Corp.	9,400	118,722
Lattice Semiconductor Corp.*	84,300	545,421
MA-COM Technology Solutions Holdings, Inc.*	13,200	539,748
MaxLinear, Inc., Class A*	23,093	340,160
Microsemi Corp.*	52,927	1,724,891

See Notes to Financial Statements.

1207

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

MKS Instruments, Inc.	33,872	$1,219,392
Monolithic Power Systems, Inc.	22,496	1,433,220
Nanometrics, Inc.*	3,200	48,448
NVE Corp.	1,143	64,214
OmniVision Technologies, Inc.*	41,618	1,207,754
PDF Solutions, Inc.*	10,200	110,568
Photronics, Inc.*	35,600	443,220
PMC-Sierra, Inc.*	99,700	1,158,514
Power Integrations, Inc.	18,524	900,822
Rambus, Inc.*	72,100	835,639
Rudolph Technologies, Inc.*	400	5,688
Semtech Corp.*	46,296	875,920
Silicon Laboratories, Inc.*	25,000	1,213,500
Synaptics, Inc.*	23,437	1,882,928
Tessera Technologies, Inc.	31,010	930,610
Ultra Clean Holdings, Inc.*	400	2,048
Ultratech, Inc.*	14,924	295,794
Veeco Instruments, Inc.*	30,694	631,069
Xcerra Corp.*	3,000	18,150

		31,822,479

Software (4.5%)
ACI Worldwide, Inc.*	76,416	1,635,302
Aspen Technology, Inc.*	48,200	1,820,032
AVG Technologies N.V.*	23,100	463,155
Barracuda Networks, Inc.*	6,500	121,420
Blackbaud, Inc.	26,487	1,744,434
Bottomline Technologies de, Inc.*	23,491	698,387
BroadSoft, Inc.*	16,600	586,976
Callidus Software, Inc.*	31,500	584,955
CommVault Systems, Inc.*	32,214	1,267,621
Ebix, Inc.	12,200	400,038
Ellie Mae, Inc.*	15,400	927,542
EnerNOC, Inc.*	3,100	11,935
Epiq Systems, Inc.	18,600	243,102
Fair Isaac Corp.	19,727	1,857,889
Fleetmatics Group plc*	21,500	1,091,985
Gigamon, Inc.*	15,400	409,178
Globant S.A.*	8,500	318,835
Glu Mobile, Inc.*	44,500	108,135
Guidewire Software, Inc.*	39,200	2,358,272
HubSpot, Inc.*	10,600	596,886
Imperva, Inc.*	12,800	810,368
Infoblox, Inc.*	33,900	623,421
Interactive Intelligence Group, Inc.*	10,000	314,200
Jive Software, Inc.*	5,000	20,400
Manhattan Associates, Inc.*	41,700	2,759,289
Mentor Graphics Corp.	55,718	1,026,325
MicroStrategy, Inc., Class A*	6,309	1,131,141
MobileIron, Inc.*	400	1,444
Model N, Inc.*	300	3,348
Monotype Imaging Holdings, Inc.	26,300	621,732
Park City Group, Inc.*	200	2,382
Paycom Software, Inc.*	17,800	669,814
Paylocity Holding Corp.*	6,600	267,630
Pegasystems, Inc.	20,850	573,375
Progress Software Corp.*	31,977	767,448
Proofpoint, Inc.*	21,300	1,384,713
PROS Holdings, Inc.*	14,900	343,296
Qlik Technologies, Inc.*	51,600	1,633,656
Qualys, Inc.*	11,600	383,844

RealPage, Inc.*	31,500	$707,175
RingCentral, Inc., Class A*	30,300	714,474
Rovi Corp.*	49,900	831,334
Rubicon Project, Inc.*	5,100	83,895
Sapiens International Corp. N.V.	100	1,020
SeaChange International, Inc.*	7,200	48,528
Silver Spring Networks, Inc.*	20,300	292,523
Synchronoss Technologies, Inc.*	25,434	896,040
Take-Two Interactive Software, Inc.*	53,356	1,858,923
Tangoe, Inc.*	10,200	85,578
TeleCommunication Systems, Inc., Class A*	1,100	5,467
TiVo, Inc.*	66,167	571,021
Tyler Technologies, Inc.*	20,177	3,517,255
Varonis Systems, Inc.*	3,500	65,800
VASCO Data Security International, Inc.*	16,900	282,737
Verint Systems, Inc.*	35,751	1,450,061
Xura, Inc.*	15,600	383,448
Zendesk, Inc.*	30,300	801,132

		43,180,316

Technology Hardware, Storage & Peripherals (0.6%)
Cray, Inc.*	25,400	824,230
Diebold, Inc.	36,600	1,101,294
Eastman Kodak Co.*	4,700	58,938
Electronics for Imaging, Inc.*	26,952	1,259,737
Nimble Storage, Inc.*	28,600	263,120
QLogic Corp.*	69,400	846,680
Quantum Corp.*	24,781	23,046
Silicon Graphics International Corp.*	1,600	9,440
Stratasys Ltd.*	28,800	676,224
Super Micro Computer, Inc.*	19,900	487,749

		5,550,458

Total Information Technology		169,337,865

Materials (3.5%)
Chemicals (1.7%)
A. Schulman, Inc.	13,843	424,150
American Vanguard Corp.	10,200	142,902
Axiall Corp.	43,800	674,520
Balchem Corp.	19,085	1,160,368
Calgon Carbon Corp.	35,038	604,405
Chase Corp.	400	16,292
Chemtura Corp.*	42,400	1,156,248
Ferro Corp.*	52,173	580,164
Flotek Industries, Inc.*	31,000	354,640
FutureFuel Corp.	3,300	44,550
H.B. Fuller Co.	28,859	1,052,488
Hawkins, Inc.	3,400	121,618
Innophos Holdings, Inc.	14,913	432,179
Innospec, Inc.	17,400	944,994
Intrepid Potash, Inc.*	37,100	109,445
Koppers Holdings, Inc.*	15,013	273,987
Kraton Performance Polymers, Inc.*	23,400	388,674
Kronos Worldwide, Inc.	12,400	69,936
LSB Industries, Inc.*	10,000	72,500
Minerals Technologies, Inc.	21,250	974,525

See Notes to Financial Statements.

1208

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Olin Corp.	92,501	$1,596,567
OMNOVA Solutions, Inc.*	16,500	101,145
PolyOne Corp.	54,300	1,724,568
Quaker Chemical Corp.	9,100	703,066
Rayonier Advanced Materials, Inc.	900	8,811
Rentech, Inc.*	8,140	28,653
Sensient Technologies Corp.	24,725	1,553,224
Stepan Co.	12,488	620,529
Trecora Resources*	600	7,434
Tredegar Corp.	14,729	200,609
Trinseo S.A.*	4,100	115,620
Tronox Ltd., Class A	23,100	90,321

		16,349,132

Construction Materials (0.2%)
Headwaters, Inc.*	45,700	770,959
Summit Materials, Inc., Class A*	14,616	292,905
U.S. Concrete, Inc.*	8,300	437,078
United States Lime & Minerals, Inc.	400	21,984

		1,522,926

Containers & Packaging (0.3%)
AEP Industries, Inc.*	200	15,430
Berry Plastics Group, Inc.*	67,400	2,438,532
Greif, Inc., Class A	17,400	536,094
Multi Packaging Solutions International Ltd.*	3,300	57,255
Myers Industries, Inc.	21,900	291,708

		3,339,019

Metals & Mining (0.7%)
AK Steel Holding Corp.*	78,700	176,288
Carpenter Technology Corp.	28,500	862,695
Cliffs Natural Resources, Inc.*	86,500	136,670
Coeur Mining, Inc.*	31,136	77,217
Commercial Metals Co.	63,100	863,839
Ferroglobe plc	35,400	380,550
Handy & Harman Ltd.*	900	18,459
Haynes International, Inc.	8,833	324,083
Hecla Mining Co.	199,429	376,921
Horsehead Holding Corp.*	21,967	45,032
Kaiser Aluminum Corp.	9,591	802,383
Materion Corp.	8,845	247,660
Redcorp Ventures Ltd. (b)*†	46,400	—
Schnitzer Steel Industries, Inc., Class A	11,000	158,070
Stillwater Mining Co.*	75,678	648,560
SunCoke Energy, Inc.	36,710	127,384
TimkenSteel Corp.	22,500	188,550
Worthington Industries, Inc.	27,480	828,247

		6,262,608

Paper & Forest Products (0.6%)
Boise Cascade Co.*	22,700	579,531
Clearwater Paper Corp.*	10,838	493,454
Deltic Timber Corp.	4,353	256,261
KapStone Paper and Packaging Corp.	54,972	1,241,818
Louisiana-Pacific Corp.*	89,148	1,605,555
Neenah Paper, Inc.	10,700	668,001

P.H. Glatfelter Co.	28,215	$520,285
Schweitzer-Mauduit International, Inc.	13,864	582,149
Wausau Paper Corp.	27,800	284,394

		6,231,448

Total Materials		33,705,133

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.7%)
8x8, Inc.*	57,000	652,650
Atlantic Tele-Network, Inc.	6,800	531,964
Cincinnati Bell, Inc.*	118,537	426,733
Cogent Communications Holdings, Inc.	30,225	1,048,506
Consolidated Communications Holdings, Inc.	34,635	725,603
FairPoint Communications, Inc.*	2,200	35,354
General Communication, Inc., Class A*	20,600	407,468
Globalstar, Inc.*	268,800	387,072
Hawaiian Telcom Holdco, Inc.*	700	17,402
IDT Corp., Class B	10,900	127,094
inContact, Inc.*	33,500	319,590
Inteliquent, Inc.	18,627	331,002
Intelsat S.A.*	17,100	71,136
Iridium Communications, Inc.*	46,500	391,065
Lumos Networks Corp.*	12,760	142,912
ORBCOMM, Inc.*	6,900	49,956
pdvWireless, Inc.*	500	13,750
Straight Path Communications, Inc., Class B*	4,300	73,702
Vonage Holdings Corp.*	101,100	580,314
Windstream Holdings, Inc.	56,900	366,436

		6,699,709

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	24,900	164,838
NTELOS Holdings Corp.*	3,100	28,334
Shenandoah Telecommunications Co.	13,424	577,903
Spok Holdings, Inc.	16,800	307,776

		1,078,851

Total Telecommunication Services		7,778,560

Utilities (3.7%)
Electric Utilities (1.3%)
ALLETE, Inc.	28,423	1,444,741
Cleco Corp.	35,281	1,842,021
El Paso Electric Co.	21,946	844,921
Empire District Electric Co.	30,023	842,746
IDACORP, Inc.	29,208	1,986,144
MGE Energy, Inc.	23,179	1,075,505
Otter Tail Corp.	22,725	605,167
PNM Resources, Inc.	48,881	1,494,292
Portland General Electric Co.	46,832	1,703,280
Unitil Corp.	4,600	165,048

		12,003,865

See Notes to Financial Statements.

1209

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Gas Utilities (1.4%)
Chesapeake Utilities Corp.	11,250	$638,437
Laclede Group, Inc.	25,052	1,488,339
New Jersey Resources Corp.	53,422	1,760,789
Northwest Natural Gas Co.	12,642	639,812
ONE Gas, Inc.	30,000	1,505,100
Piedmont Natural Gas Co., Inc.#	47,777	2,724,245
South Jersey Industries, Inc.	41,952	986,711
Southwest Gas Corp.	26,036	1,436,146
WGL Holdings, Inc.	26,925	1,696,006

		12,875,585

Independent Power and Renewable Electricity Producers (0.4%)
Abengoa Yield plc	27,694	534,217
Atlantic Power Corp.	15,300	30,141
Dynegy, Inc.*	71,223	954,388
NRG Yield, Inc., Class A	14,700	204,477
NRG Yield, Inc., Class C	35,782	528,143
Ormat Technologies, Inc.	19,200	700,224
Pattern Energy Group, Inc.	29,200	610,572
Talen Energy Corp.*	47,100	293,433
Vivint Solar, Inc.*	16,000	152,960

		4,008,555

Multi-Utilities (0.4%)
Avista Corp.	36,899	1,305,118
Black Hills Corp.	25,719	1,194,133
NorthWestern Corp.	26,878	1,458,131

		3,957,382

Water Utilities (0.2%)
American States Water Co.	23,758	996,648
California Water Service Group	33,500	779,545
Connecticut Water Service, Inc.	300	11,403
Middlesex Water Co.	600	15,924
SJW Corp.	4,600	136,390

		1,939,910

Total Utilities		34,785,297

Total Common Stocks (98.8%) (Cost $650,901,217)		939,629,946

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics International Ltd. (Contingent Value Shares) (b)*†	48,600	2,916
Durata Therapeutics, Inc. (Contingent Value Shares (b)*†	9,800	1,176

		4,092

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares) (b)*†	10,000	$—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)(b)*†	5,500	2,475

		2,475

Total Health Care		6,567

Telecommunication Services (0.0%) Wireless Communication Services (0.0%)
Leap Wireless International Inc. (Contingent Value Shares)(b)*†	44,800	84,672

Total Telecommunication Services		84,672

Total Rights (0.0%) (Cost $—)		91,239

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	10,490	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,279,912	7,279,912

Total Short-Term Investment (0.8%) (Cost $7,279,912)		7,279,912

Total Investments (99.6%) (Cost $658,181,129)		947,001,097
Other Assets Less Liabilities (0.4%)		3,374,980

Net Assets (100%)		$950,376,077

*	Non-income producing.
†	Securities (totaling $241,490 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,951,329.
(b)	Illiquid Security.

See Notes to Financial Statements.

1210

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	70	March-16	$8,041,149	$7,920,500	$(120,649)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$125,890,061	$290,306	$—		$126,180,367
Consumer Staples	31,909,805	—	—		31,909,805
Energy	25,129,894	—	—		25,129,894
Financials	240,851,338	—	—		240,851,338
Health Care	155,065,673	—	150,251		155,215,924
Industrials	114,735,763	—	—		114,735,763
Information Technology	169,337,865	—	—		169,337,865
Materials	33,705,133	—	—	(c)	33,705,133
Telecommunication Services	7,778,560	—	—		7,778,560
Utilities	34,785,297	—	—		34,785,297
Rights
Health Care	—	—	6,567		6,567
Telecommunication Services	—	—	84,672		84,672
Short-Term Investments	7,279,912	—	—		7,279,912
Warrants
Energy	—	—	—	(c)	— (c)

Total Assets	$946,469,301	$290,306	$241,490		$947,001,097

Liabilities:
Futures	$(120,649)	$—	$—		$(120,649)

Total Liabilities	$(120,649)	$—	$—		$(120,649)

Total	$946,348,652	$290,306	$241,490		$946,880,448

(a)	A security with a market value of $290,306 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	Securities with a market value of $85,848 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

1211

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statements of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(120,649	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$186,543	$186,543

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(408,916)	$(408,916)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,439,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$169,775,408
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$182,684,119

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$377,576,450
Aggregate gross unrealized depreciation	(91,994,313)

Net unrealized appreciation	$285,582,137

Federal income tax cost of investments	$661,418,960

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

ASSETS
Investments at value (Cost $658,181,129)	$947,001,097
Cash	2,585,856
Dividends, interest and other receivables	1,424,092
Other assets	3,248

Total assets	951,014,293

LIABILITIES
Investment management fees payable	203,352
Distribution fees payable – Class IB	176,059
Administrative fees payable	82,169
Due to broker for futures variation margin	80,500
Distribution fees payable – Class IA	17,806
Trustees’ fees payable	495
Accrued expenses	77,835

Total liabilities	638,216

NET ASSETS	$950,376,077

Net assets were comprised of:
Paid in capital	$658,138,261
Accumulated undistributed net investment income (loss)	610,142
Accumulated undistributed net realized gain (loss) on investments and futures	2,928,355
Net unrealized appreciation (depreciation) on investments and futures	288,699,319

Net assets	$950,376,077

Class IA
Net asset value, offering and redemption price per share, $82,776,453 / 8,191,813 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

Class IB
Net asset value, offering and redemption price per share, $823,229,495 / 81,417,337 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.11

Class K
Net asset value, offering and redemption price per share, $44,370,129 / 4,393,356 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $5,154 foreign withholding tax)	$14,278,031
Interest	7,793

Total income	14,285,824

EXPENSES
Investment management fees	2,562,479
Distribution fees – Class IB	2,212,743
Administrative fees	1,033,800
Distribution fees – Class IA	230,294
Professional fees	63,131
Custodian fees	51,200
Printing and mailing expenses	47,583
Trustees’ fees	20,846
Miscellaneous	25,517

Total expenses	6,247,593

NET INVESTMENT INCOME (LOSS)	8,038,231

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	85,162,137
Futures	186,543

Net realized gain (loss)	85,348,680

Change in unrealized appreciation (depreciation) on:
Investments	(139,173,135)
Futures	(408,916)

Net change in unrealized appreciation (depreciation)	(139,582,051)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(54,233,371)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,195,140)

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,038,231	$6,542,293
Net realized gain (loss) on investments and futures	85,348,680	84,865,709
Net change in unrealized appreciation (depreciation) on investments and futures	(139,582,051)	(45,039,918)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,195,140)	46,368,084

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(698,547)	(577,201)
Class IB	(6,898,064)	(5,938,989)
Class K	(482,109)	(405,929)

	(8,078,720)	(6,922,119)

Distributions from net realized capital gains
Class IA	(7,118,249)	(7,193,748)
Class IB	(70,354,122)	(74,125,008)
Class K	(3,788,731)	(3,858,051)

	(81,261,102)	(85,176,807)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(89,339,822)	(92,098,926)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,401,933 and 1,445,643 shares, respectively ]	28,305,570	17,575,899
Capital shares issued in reinvestment of dividends and distributions [ 781,605 and 668,811 shares, respectively ]	7,816,796	7,770,948
Capital shares repurchased [ (2,446,654) and (1,594,862) shares, respectively ]	(28,003,230)	(19,344,212)

Total Class IA transactions	8,119,136	6,002,635

Class IB
Capital shares sold [ 6,876,572 and 4,370,527 shares, respectively ]	80,649,373	53,039,653
Capital shares issued in reinvestment of dividends and distributions [ 7,718,900 and 6,886,056 shares, respectively ]	77,252,186	80,063,997
Capital shares repurchased [ (9,019,150) and (10,517,633) shares, respectively ]	(105,714,719)	(127,667,186)

Total Class IB transactions	52,186,840	5,436,464

Class K
Capital shares sold [ 1,046,125 and 785,588 shares, respectively ]	12,333,815	9,594,870
Capital shares issued in reinvestment of dividends and distributions [ 427,249 and 366,901 shares, respectively ]	4,270,840	4,263,981
Capital shares repurchased [ (1,005,197) and (1,022,806) shares, respectively ]	(11,812,734)	(12,420,457)

Total Class K transactions	4,791,921	1,438,394

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	65,097,897	12,877,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,437,065)	(32,853,349)
NET ASSETS:
Beginning of year	1,020,813,142	1,053,666,491

End of year (a)	$950,376,077	$1,020,813,142

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$610,142	$365,497

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.70	$12.27	$9.71	$9.07	$10.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments and futures	(0.65)	0.51	3.53	1.28	(0.52)

Total from investment operations	(0.56)	0.59	3.61	1.40	(0.43)

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.13)	(0.10)
Distributions from net realized gains	(0.95)	(1.07)	(0.95)	(0.63)	(0.92)

Total dividends and distributions	(1.04)	(1.16)	(1.05)	(0.76)	(1.02)

Net asset value, end of year	$10.10	$11.70	$12.27	$9.71	$9.07

Total return	(4.63)%	4.87%	37.45%	15.55%	(3.79)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$82,776	$87,206	$85,096	$53,627	$56,302
Ratio of expenses to average net assets (f)	0.62%	0.63%	0.63%	0.63%	0.37%
Ratio of net investment income (loss) to average net assets (f)	0.77%	0.65%	0.71%	1.20%	0.84%
Portfolio turnover rate^	17%	14%	15%	16%	18%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.70	$12.28	$9.72	$9.07	$10.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.08	0.12	0.06
Net realized and unrealized gain (loss) on investments and futures	(0.64)	0.50	3.53	1.29	(0.52)

Total from investment operations	(0.55)	0.58	3.61	1.41	(0.46)

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.13)	(0.07)
Distributions from net realized gains	(0.95)	(1.07)	(0.95)	(0.63)	(0.92)

Total dividends and distributions	(1.04)	(1.16)	(1.05)	(0.76)	(0.99)

Net asset value, end of year	$10.11	$11.70	$12.28	$9.72	$9.07

Total return	(4.54)%	4.78%	37.42%	15.66%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$823,229	$887,691	$922,001	$718,214	$667,025
Ratio of expenses to average net assets (f)	0.62%	0.63%	0.63%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets (f)	0.77%	0.64%	0.69%	1.22%	0.61%
Portfolio turnover rate^	17%	14%	15%	16%	18%

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$11.70	$12.27	$9.71	$9.07	$9.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.11	0.10	0.15	0.04
Net realized and unrealized gain (loss) on investments and futures	(0.62)	0.51	3.54	1.28	0.91

Total from investment operations	(0.53)	0.62	3.64	1.43	0.95

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.13)	(0.16)	(0.10)
Distributions from net realized gains	(0.95)	(1.07)	(0.95)	(0.63)	(0.92)

Total dividends and distributions	(1.07)	(1.19)	(1.08)	(0.79)	(1.02)

Net asset value, end of period	$10.10	$11.70	$12.27	$9.71	$9.07

Total return (b)	(4.38)%	5.12%	37.80%	15.84%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,370	$45,916	$46,570	$85,459	$79,345
Ratio of expenses to average net assets (a)(f)	0.37%	0.38%	0.38%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)(f)	1.02%	0.89%	0.88%	1.47%	1.05%
Portfolio turnover rate^	17%	14%	15%	16%	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1216

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	10.22%	14.07%	6.80%
Portfolio – Class IB Shares	10.22	14.01	6.64
Portfolio – Class K Shares**	10.50	N/A	18.00
Russell 1000® Growth Index	5.67	13.53	8.53

*    Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

**   Date of inception 12/1/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.22% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 5.67% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Broadly speaking, stock selection and sector allocation were positive.

•	Consumer Discretionary and Information Technology were the leading outperformers due to favorable overweighting and stock selection.

What hurt performance during the year:

•

A relative underweight to the Consumer Staples sector was the most significant detractor from relative performance. Positive stock selection in the sector partially offset the negative contribution, although to a lesser extent.

•	A modest average underweight to the Financials sector over the period also detracted from relative performance.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

We remain optimistic about the longer-term prospects for large-cap growth stocks and expect the U.S. to generate moderate economic growth in 2016. We believe that the Federal Reserve is likely to raise short-term interest rates at a slower pace than the market currently expects, which should not be a detriment to rising stock prices. However, the recent weakness in China’s industrial economy, falling energy and commodity prices, and periodic geopolitical flare-ups could perpetuate the market’s recent volatility. Growth stocks remain fairly priced based on traditional valuation metrics such as price/earnings and price/book value ratios versus their long-term history.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	30.0%
Consumer Discretionary	27.1
Health Care	21.5
Industrials	10.5
Financials	5.3
Consumer Staples	2.2
Investment Company	2.1
Materials	1.0
Telecommunication Services	0.1
Cash and Other	0.2

100.0%

1217

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,033.37	$5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,033.47	5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,034.62	4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (27.1%)
Auto Components (1.0%)
BorgWarner, Inc.	128,500	$5,555,055
Delphi Automotive plc	36,600	3,137,718

		8,692,773

Automobiles (1.4%)
Ferrari N.V.*	43,420	2,084,160
Tesla Motors, Inc.*	40,647	9,755,687

		11,839,847

Hotels, Restaurants & Leisure (4.8%)
Chipotle Mexican Grill, Inc.*	11,989	5,752,922
Hilton Worldwide Holdings, Inc.	168,300	3,601,620
Las Vegas Sands Corp.	74,565	3,268,929
Marriott International, Inc., Class A	84,300	5,651,472
MGM Resorts International*	417,446	9,484,373
Royal Caribbean Cruises Ltd.	56,100	5,677,881
Starbucks Corp.	111,264	6,679,178

		40,116,375

Internet & Catalog Retail (11.1%)
Amazon.com, Inc.*	90,002	60,831,451
Netflix, Inc.*	28,110	3,215,222
Priceline Group, Inc.*	22,964	29,277,952

		93,324,625

Media (1.6%)
Walt Disney Co.	122,728	12,896,258

Specialty Retail (5.1%)
AutoZone, Inc.*	12,714	9,432,644
CarMax, Inc.*	100,768	5,438,449
Home Depot, Inc.	31,053	4,106,759
Lowe’s Cos., Inc.	146,096	11,109,140
Ross Stores, Inc.	105,126	5,656,830
Tractor Supply Co.	86,258	7,375,059

		43,118,881

Textiles, Apparel & Luxury Goods (2.1%)
Hanesbrands, Inc.	280,200	8,246,286
NIKE, Inc., Class B	151,800	9,487,500

		17,733,786

Total Consumer Discretionary		227,722,545

Consumer Staples (2.2%)
Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	15,910	2,569,465
CVS Health Corp.	61,096	5,973,356
Walgreens Boots Alliance, Inc.	111,600	9,503,298

Total Consumer Staples		18,046,119

Financials (5.3%)
Capital Markets (2.3%)
BlackRock, Inc.	6,800	2,315,536
Morgan Stanley	269,500	8,572,795
State Street Corp.	74,300	4,930,548
TD Ameritrade Holding Corp.	116,418	4,040,869

		19,859,748

Diversified Financial Services (1.0%)
Intercontinental Exchange, Inc.	32,661	$8,369,708

Real Estate Investment Trusts (REITs) (2.0%)
American Tower Corp. (REIT)	109,957	10,660,331
Crown Castle International Corp. (REIT)	68,674	5,936,867

		16,597,198

Total Financials		44,826,654

Health Care (21.5%)
Biotechnology (9.0%)
Alexion Pharmaceuticals, Inc.*	96,024	18,316,578
Biogen, Inc.*	21,974	6,731,735
BioMarin Pharmaceutical, Inc.*	40,200	4,211,352
Celgene Corp.*	107,080	12,823,901
Gilead Sciences, Inc.	111,860	11,319,113
Incyte Corp.*	58,800	6,376,860
Regeneron Pharmaceuticals, Inc.*	15,203	8,253,253
Vertex Pharmaceuticals, Inc.*	59,497	7,486,507

		75,519,299

Health Care Equipment & Supplies (1.5%)
Intuitive Surgical, Inc.*	22,300	12,179,368

Health Care Providers & Services (5.3%)
Anthem, Inc.	75,400	10,513,776
Cigna Corp.	45,800	6,701,914
Humana, Inc.	40,500	7,229,655
McKesson Corp.	52,832	10,420,055
UnitedHealth Group, Inc.	85,592	10,069,043

		44,934,443

Life Sciences Tools & Services (0.3%)
Illumina, Inc.*	14,500	2,783,203

Pharmaceuticals (5.4%)
Allergan plc*	84,005	26,251,562
Bristol-Myers Squibb Co.	141,500	9,733,785
Valeant Pharmaceuticals International, Inc.*	92,255	9,377,721

		45,363,068

Total Health Care		180,779,381

Industrials (10.5%)
Aerospace & Defense (1.6%)
Boeing Co.	95,396	13,793,308

Air Freight & Logistics (0.6%)
FedEx Corp.	32,400	4,827,276

Airlines (2.3%)
American Airlines Group, Inc.	341,300	14,454,055
United Continental Holdings, Inc.*	81,697	4,681,238

		19,135,293

Industrial Conglomerates (3.9%)
Danaher Corp.	253,932	23,585,204
Roper Technologies, Inc.	48,306	9,167,996

		32,753,200

See Notes to Financial Statements.

1219

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)
Machinery (1.2%)
Flowserve Corp.	87,302	$3,673,668
Wabtec Corp.	86,500	6,151,880

		9,825,548

Professional Services (0.1%)
IHS, Inc., Class A*	8,100	959,283

Road & Rail (0.8%)
Canadian Pacific Railway Ltd.	54,600	6,966,960

Total Industrials		88,260,868

Information Technology (30.0%)
Communications Equipment (0.4%)
Palo Alto Networks, Inc.*	21,500	3,787,010

Internet Software & Services (14.4%)
Akamai Technologies, Inc.*	76,200	4,010,406
Alibaba Group Holding Ltd. (ADR)*	90,136	7,325,353
Alphabet, Inc., Class A*	39,000	30,342,390
Alphabet, Inc., Class C*	36,605	27,778,802
Facebook, Inc., Class A*	233,000	24,385,780
LinkedIn Corp., Class A*	38,153	8,587,477
Tencent Holdings Ltd.	552,300	10,774,295
VeriSign, Inc.*	88,100	7,696,416

		120,900,919

IT Services (6.7%)
Fiserv, Inc.*	66,706	6,100,931
MasterCard, Inc., Class A	237,090	23,083,083
PayPal Holdings, Inc.*	107,700	3,898,740
Visa, Inc., Class A	297,508	23,071,745

		56,154,499

Semiconductors & Semiconductor Equipment (0.3%)
ASML Holding N.V. (N.Y. Shares)	25,100	2,228,127

Software (6.1%)
Microsoft Corp.	507,100	28,133,908
Mobileye N.V.*	122,700	5,187,756
NetSuite, Inc.*	42,889	3,629,267
salesforce.com, Inc.*	117,379	9,202,514
ServiceNow, Inc.*	59,247	5,128,420

		51,281,865

Technology Hardware, Storage & Peripherals (2.1%)
Apple, Inc.	165,174	17,386,215

Total Information Technology		251,738,635

Materials (1.0%)
Chemicals (0.6%)
Ashland, Inc.	48,600	4,991,220

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	27,717	3,785,588

Total Materials		8,776,808

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	21,300	$833,256

Total Telecommunication Services		833,256

Total Common Stocks (97.7%) (Cost $518,329,747)		820,984,266

SHORT-TERM INVESTMENT:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	17,990,512	17,990,512

Total Short-Term Investment (2.1%) (Cost $17,990,512)		17,990,512

Total Investments (99.8%) (Cost $536,320,259)		838,974,778
Other Assets Less Liabilities (0.2%)		1,355,833

Net Assets (100%)		$840,330,611

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$227,722,545	$—	$—	$227,722,545
Consumer Staples	18,046,119	—	—	18,046,119
Financials	44,826,654	—	—	44,826,654
Health Care	180,779,381	—	—	180,779,381
Industrials	88,260,868	—	—	88,260,868
Information Technology	240,964,340	10,774,295	—	251,738,635
Materials	8,776,808	—	—	8,776,808
Telecommunication Services	833,256	—	—	833,256
Short-Term Investments	17,990,512	—	—	17,990,512

Total Assets	$828,200,483	$10,774,295	$—	$838,974,778

Total Liabilities	$—	$—	$—	$—

Total	$828,200,483	$10,774,295	$—	$838,974,778

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$333,604,531
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$288,207,567

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$313,272,555
Aggregate gross unrealized depreciation	(11,144,890)

Net unrealized appreciation	$302,127,665

Federal income tax cost of investments	$536,847,113

For the year ended December 31, 2015, the Portfolio incurred approximately $7,192 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $536,320,259)	$838,974,778
Cash	2,325,000
Receivable from Separate Accounts for Trust shares sold	661,041
Dividends, interest and other receivables	399,286
Other assets	2,239

Total assets	842,362,344

LIABILITIES
Payable for securities purchased	833,939
Investment management fees payable	511,414
Payable to Separate Accounts for Trust shares redeemed	410,629
Distribution fees payable – Class IB	136,538
Administrative fees payable	71,494
Distribution fees payable – Class IA	21,642
Accrued expenses	46,077

Total liabilities	2,031,733

NET ASSETS	$840,330,611

Net assets were comprised of:
Paid in capital	$535,769,562
Accumulated undistributed net investment income (loss)	30,212
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	1,879,701
Net unrealized appreciation (depreciation) on investments and foreign currency translations	302,651,136

Net assets	$840,330,611

Class IA
Net asset value, offering and redemption price per share, $104,350,424 / 2,704,633 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.58

Class IB
Net asset value, offering and redemption price per share, $647,976,513 / 16,977,156 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.17

Class K
Net asset value, offering and redemption price per share, $88,003,674 / 2,257,225 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $5,032 foreign withholding tax)	$5,596,333
Interest	6,501

Total income	5,602,834

EXPENSES
Investment management fees	5,854,245
Distribution fees – Class IB	1,504,728
Administrative fees	787,308
Distribution fees – Class IA	223,226
Professional fees	73,050
Custodian fees	58,000
Printing and mailing expenses	34,870
Trustees’ fees	15,436
Miscellaneous	15,507

Gross expenses	8,566,370
Less: Waiver from investment manager	(202,083)

Net expenses	8,364,287

NET INVESTMENT INCOME (LOSS)	(2,761,453)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	44,433,341
Foreign currency transactions	(9,337)

Net realized gain (loss)	44,424,004

Change in unrealized appreciation (depreciation) on:
Investments	31,442,220
Foreign currency translations	(35)

Net change in unrealized appreciation (depreciation)	31,442,185

NET REALIZED AND UNREALIZED GAIN (LOSS)	75,866,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,104,736

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,761,453)	$(2,243,080)
Net realized gain (loss) on investments and foreign currency transactions	44,424,004	64,617,365
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	31,442,185	(6,801,369)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,104,736	55,572,916

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(3,660,440)	—
Class IB	(23,294,240)	—
Class K	(3,120,470)	—

TOTAL DISTRIBUTIONS	(30,075,150)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,089,771 and 824,338 shares, respectively ]	42,338,777	28,312,275
Capital shares issued in reinvestment of distributions [ 96,329 and 0 shares, respectively ]	3,660,440	—
Capital shares repurchased [ (442,005) and (277,586) shares, respectively ]	(16,945,922)	(9,449,590)

Total Class IA transactions	29,053,295	18,862,685

Class IB
Capital shares sold [ 2,309,213 and 1,804,846 shares, respectively ]	88,954,507	61,169,563
Capital shares issued in reinvestment of distributions [ 619,669 and 0 shares, respectively ]	23,294,240	—
Capital shares repurchased [ (1,104,531) and (1,484,164) shares, respectively ]	(42,264,796)	(50,309,319)

Total Class IB transactions	69,983,951	10,860,244

Class K
Capital shares sold [ 504,670 and 491,884 shares, respectively ]	19,900,947	16,933,301
Capital shares issued in reinvestment of distributions [ 81,274 and 0 shares, respectively ]	3,120,470	—
Capital shares repurchased [ (818,663) and (672,408) shares, respectively ]	(31,768,405)	(22,981,208)

Total Class K transactions	(8,746,988)	(6,047,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	90,290,258	23,675,022

TOTAL INCREASE (DECREASE) IN NET ASSETS	133,319,844	79,247,938
NET ASSETS:
Beginning of year	707,010,767	627,762,829

End of year (a)	$840,330,611	$707,010,767

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$30,212	$57,423

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$36.32	$33.43	$24.24	$20.38	$20.73

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.15)	(0.13)	(0.12)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.84	3.02	9.31	3.89	(0.31)

Total from investment operations	3.69	2.89	9.19	3.86	(0.35)

Less distributions:
Distributions from net realized gains	(1.43)	—	—	—	—

Net asset value, end of year	$38.58	$36.32	$33.43	$24.24	$20.38

Total return	10.22%	8.64%	37.91%	18.94%	(1.69)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$104,350	$71,210	$47,268	$23,668	$11,796
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%	1.10%	1.14%	0.90%
Before waivers (f)	1.13%	1.13%	1.14%	1.15%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.38)%	(0.37)%	(0.41)%	(0.13)%	(0.18)%
Before waivers (f)	(0.41)%	(0.41)%	(0.45)%	(0.14)%	(0.18)%
Portfolio turnover rate^	38%	37%	40%	29%	32%

Class IB	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.95	$33.09	$23.99	$20.17	$20.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.15)	(0.13)	(0.10)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.80	2.99	9.20	3.86	(0.31)

Total from investment operations	3.65	2.86	9.10	3.82	(0.40)

Less distributions:
Distributions from net realized gains	(1.43)	—	—	—	—

Net asset value, end of year	$38.17	$35.95	$33.09	$23.99	$20.17

Total return	10.22%	8.64%	37.93%	18.94%	(1.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$647,977	$544,676	$490,761	$851,412	$673,234
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%	1.10%	1.14%	1.15	%(c)
Before waivers (f)	1.13%	1.13%	1.14%	1.15%	1.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.38)%	(0.38)%	(0.38)%	(0.18)%	(0.41)%
Before waivers (f)	(0.41)%	(0.41)%	(0.41)%	(0.19)%	(0.41)%
Portfolio turnover rate^	38%	37%	40%	29%	32%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,				December 1, 2011* to December 31, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$36.60	$33.60	$24.30	$20.38	$20.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.04)	(0.04)	0.02 †	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.87	3.04	9.34	3.90	(0.20)

Total from investment operations	3.82	3.00	9.30	3.92	(0.19)

Less distributions:
Distributions from net realized gains	(1.43)	—	—	—	—

Net asset value, end of period	$38.99	$36.60	$33.60	$24.30	$20.38

Total return (b)	10.50%	8.93%	38.27%	19.23%	(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$88,004	$91,125	$89,734	$62,799	$39,050
Ratio of expenses to average net assets:
After waivers (a)(f)	0.85%	0.85%	0.85%	0.89%	0.96%
Before waivers (a)(f)	0.88%	0.88%	0.89%	0.90%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.13)%	(0.13)%	(0.16)%	0.09%	0.32%
Before waivers (a)(f)	(0.16)%	(0.16)%	(0.19)%	0.08%	0.32%
Portfolio turnover rate^	38%	37%	40%	29%	32%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	(1.46)%	10.90%	5.68%
Russell 1000® Index	0.92	12.44	7.40
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.46)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 1000® Index, returned 0.92% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Consumer Staples and Consumer Discretionary sectors benefitted performance during the year.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s overweight positions in Amazon.com, Inc., Hospira, Inc., Lexicon Pharmaceuticals, Mondelez International, Inc. and Freescale Semiconductor.

•	Overall, sector positioning contributed to results during the year. Underweights in Utilities and Industrials contributed the most to results.

What hurt performance during the year:

•	Stock selection, overall, was the main driver of the Portfolio’s underperformance in 2015. Stock selection was the weakest in the Industrials, Financials and Information Technology sectors.

•	The largest individual detractors from performance included the Portfolio’s overweight positions in Chimerix, Inc., Micron Technology, Inc., Colfax Corp., Joy Global, Inc. and American Express Co.

•	In terms of sector positioning, an underweight in Telecommunication Services and an overweight in Financials modestly detracted from performance.

Portfolio Positioning and Outlook — UBS Global Asset Management (Americas), Inc.

Going into 2016, concerns regarding the future direction of interest rates, commodity prices and capital markets activity have been exacerbated by heightened geopolitical uncertainty. With gaps between expensive and cheap stocks remaining historically wide, we continue to find what we believe are attractive price/value opportunities across most sectors of the U.S. market.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	21.3%
Financials	20.4
Health Care	16.7
Consumer Discretionary	14.3
Consumer Staples	10.8
Industrials	5.8
Energy	5.5
Materials	2.6
Investment Company	1.6
Telecommunication Services	0.9
Cash and Other	0.1

100.0%

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EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IB
Actual	$1,000.00	$934.00	$5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.3%)
Automobiles (2.4%)
Ford Motor Co.	62,084	$874,763
General Motors Co.	40,464	1,376,181

		2,250,944

Hotels, Restaurants & Leisure (2.2%)
Yum! Brands, Inc.	28,549	2,085,505

Household Durables (0.8%)
Lennar Corp., Class A	15,968	780,995

Internet & Catalog Retail (3.2%)
Amazon.com, Inc.*	3,163	2,137,840
Expedia, Inc.	6,913	859,286

		2,997,126

Media (4.8%)
CBS Corp. (Non-Voting), Class B	23,839	1,123,532
Time Warner, Inc.	14,872	961,772
Walt Disney Co.	23,994	2,521,290

		4,606,594

Specialty Retail (0.9%)
Best Buy Co., Inc.	29,192	888,896

Total Consumer Discretionary		13,610,060

Consumer Staples (10.8%)
Beverages (3.0%)
PepsiCo, Inc.	28,229	2,820,642

Food & Staples Retailing (1.9%)
Walgreens Boots Alliance, Inc.	21,165	1,802,306

Food Products (2.3%)
Mondelez International, Inc., Class A	49,822	2,234,018

Tobacco (3.6%)
Philip Morris International, Inc.	38,876	3,417,589

Total Consumer Staples		10,274,555

Energy (5.5%)
Energy Equipment & Services (1.5%)
Halliburton Co.	18,276	622,115
McDermott International, Inc.*	116,314	389,652
Noble Corp. plc	38,490	406,069

		1,417,836

Oil, Gas & Consumable Fuels (4.0%)
Chevron Corp.	7,837	705,017
Cobalt International Energy, Inc.*	77,110	416,394
EOG Resources, Inc.	11,642	824,137
Gulfport Energy Corp.*	11,555	283,906
Laredo Petroleum, Inc.*	52,093	416,223
Oasis Petroleum, Inc.*	46,053	339,411
PDC Energy, Inc.*	11,776	628,603
SM Energy Co.	7,700	151,382

		3,765,073

Total Energy		5,182,909

Financials (20.4%)
Banks (7.2%)
Citigroup, Inc.	44,137	$2,284,090
JPMorgan Chase & Co.	40,350	2,664,311
U.S. Bancorp	44,608	1,903,423

		6,851,824

Capital Markets (2.3%)
Invesco Ltd.	28,100	940,788
Morgan Stanley	38,916	1,237,918

		2,178,706

Consumer Finance (1.7%)
American Express Co.	23,909	1,662,871

Insurance (5.6%)
Aflac, Inc.	18,683	1,119,112
Aon plc	18,570	1,712,339
Lincoln National Corp.	21,751	1,093,205
MetLife, Inc.	28,770	1,387,002

		5,311,658

Real Estate Investment Trusts (REITs) (3.6%)
Digital Realty Trust, Inc. (REIT)	21,757	1,645,264
Simon Property Group, Inc. (REIT)	9,000	1,749,960

		3,395,224

Total Financials		19,400,283

Health Care (16.7%)
Biotechnology (4.1%)
Alnylam Pharmaceuticals, Inc.*	16,569	1,559,806
Atara Biotherapeutics, Inc.*	12,969	342,511
Chimerix, Inc.*	35,128	314,396
Lexicon Pharmaceuticals, Inc.*	97,660	1,299,855
MacroGenics, Inc.*	3,347	103,656
Regulus Therapeutics, Inc.*	16,067	140,104
TG Therapeutics, Inc.*	8,724	104,077

		3,864,405

Health Care Equipment & Supplies (0.5%)
HeartWare International, Inc.*	9,181	462,723

Health Care Providers & Services (2.9%)
Envision Healthcare Holdings, Inc.*	45,006	1,168,806
UnitedHealth Group, Inc.	13,175	1,549,907

		2,718,713

Life Sciences Tools & Services (0.8%)
Bio-Rad Laboratories, Inc., Class A*	5,897	817,678

Pharmaceuticals (8.4%)
Allergan plc*	4,754	1,485,625
Catalent, Inc.*	39,205	981,301
Eli Lilly & Co.	15,960	1,344,789
Impax Laboratories, Inc.*	28,565	1,221,439
Mallinckrodt plc*	11,509	858,917
Medicines Co.*	15,694	586,014
Teva Pharmaceutical Industries Ltd. (ADR)	22,540	1,479,526

		7,957,611

Total Health Care		15,821,130

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Industrials (5.8%)
Aerospace & Defense (1.2%)
United Technologies Corp.	12,233	$1,175,224

Machinery (1.8%)
Caterpillar, Inc.	18,895	1,284,104
Colfax Corp.*	19,391	452,780

		1,736,884

Road & Rail (2.8%)
Norfolk Southern Corp.	15,262	1,291,013
Union Pacific Corp.	17,294	1,352,391

		2,643,404

Total Industrials		5,555,512

Information Technology (21.3%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	8,594	668,957

Electronic Equipment, Instruments & Components (2.6%)
CDW Corp.	20,655	868,336
Dolby Laboratories, Inc., Class A	25,041	842,630
Jabil Circuit, Inc.	31,034	722,782

		2,433,748

Internet Software & Services (2.6%)
Cornerstone OnDemand, Inc.*	21,437	740,220
Facebook, Inc., Class A*	16,738	1,751,799

		2,492,019

IT Services (3.1%)
First Data Corp., Class A*	36,200	579,924
ServiceSource International, Inc.*	121,780	561,406
Visa, Inc., Class A	23,443	1,818,004

		2,959,334

Semiconductors & Semiconductor Equipment (7.5%)
Avago Technologies Ltd.	7,900	1,146,685
Lam Research Corp.	9,292	737,971
Maxim Integrated Products, Inc.	18,367	697,946
Mellanox Technologies Ltd.*	5,400	227,556
Micron Technology, Inc.*	85,927	1,216,726
NXP Semiconductors N.V.*	7,840	660,520
ON Semiconductor Corp.*	62,156	609,129
Qorvo, Inc.*	12,011	611,360
Silicon Laboratories, Inc.*	9,685	470,110
Skyworks Solutions, Inc.	9,634	740,180

		7,118,183

Software (3.8%)
Check Point Software Technologies Ltd.*	15,074	1,226,722
Symantec Corp.	54,203	1,138,263
VMware, Inc., Class A*	21,723	1,228,870

		3,593,855

Technology Hardware, Storage & Peripherals (1.0%)
Western Digital Corp.	15,466	928,733

Total Information Technology		20,194,829

Materials (2.6%)
Chemicals (2.6%)
Monsanto Co.	13,774	$1,357,015
Praxair, Inc.	10,906	1,116,774

Total Materials		2,473,789

Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
T-Mobile US, Inc.*	22,309	872,728

Total Telecommunication Services		872,728

Total Common Stocks (98.3%) (Cost $88,131,558)		93,385,795

SHORT-TERM INVESTMENT:
Investment Company (1.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,505,569	1,505,569

Total Short-Term Investment (1.6%) (Cost $1,505,569)		1,505,569

Total Investments (99.9%) (Cost $89,637,127)		94,891,364
Other Assets Less Liabilities (0.1%)		120,872

Net Assets (100%)		$95,012,236

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$13,610,060	$—	$—	$13,610,060
Consumer Staples	10,274,555	—	—	10,274,555
Energy	5,182,909	—	—	5,182,909
Financials	19,400,283	—	—	19,400,283
Health Care	15,821,130	—	—	15,821,130
Industrials	5,555,512	—	—	5,555,512
Information Technology	20,194,829	—	—	20,194,829
Materials	2,473,789	—	—	2,473,789
Telecommunication Services	872,728	—	—	872,728
Short-Term Investments	1,505,569	—	—	1,505,569

Total Assets	$94,891,364	$—	$—	$94,891,364

Total Liabilities	$—	$—	$—	$—

Total	$94,891,364	$—	$—	$94,891,364

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$52,838,632
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$52,377,459

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,853,503
Aggregate gross unrealized depreciation	(9,614,539)

Net unrealized appreciation	$5,238,964

Federal income tax cost of investments	$89,652,400

For the year ended December 31, 2015, the Portfolio incurred approximately $354 as brokerage commissions with Sanford C. Bernstein & Co., LLC and $625 as brokerage commissions with UBS AG, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $89,637,127)	$94,891,364
Cash	294,000
Receivable for securities sold	145,051
Dividends, interest and other receivables	126,416
Receivable from Separate Accounts for Trust shares sold	425
Other assets	295

Total assets	95,457,551

LIABILITIES
Payable for securities purchased	171,526
Payable to Separate Accounts for Trust shares redeemed	162,630
Investment management fees payable	43,779
Distribution fees payable – Class IB	20,419
Administrative fees payable	8,251
Accrued expenses	38,710

Total liabilities	445,315

NET ASSETS	$95,012,236

Net assets were comprised of:
Paid in capital	$87,594,689
Accumulated undistributed net investment income (loss)	464
Accumulated undistributed net realized gain (loss) on investments	2,162,846
Net unrealized appreciation (depreciation) on investments	5,254,237

Net assets	$95,012,236

Class IB
Net asset value, offering and redemption price per share, $95,012,236 / 11,373,999 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$1,612,379
Interest	691

Total income	1,613,070

EXPENSES
Investment management fees	745,219
Distribution fees – Class IB	248,406
Administrative fees	100,218
Professional fees	56,145
Custodian fees	21,700
Printing and mailing expenses	5,250
Trustees’ fees	2,014
Miscellaneous	1,825

Gross expenses	1,180,777
Less: Waiver from investment manager	(137,860)

Net expenses	1,042,917

NET INVESTMENT INCOME (LOSS)	570,153

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	13,100,382
Net change in unrealized appreciation (depreciation) on investments	(15,003,859)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,903,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,333,324)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$570,153	$547,302
Net realized gain (loss) on investments	13,100,382	10,467,508
Net change in unrealized appreciation (depreciation) on investments	(15,003,859)	979,612

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,333,324)	11,994,422

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(565,740)	(545,980)
Distributions from net realized capital gains
Class IB	(12,491,894)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,057,634)	(545,980)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,020,376 and 1,611,977 shares, respectively ]	20,088,785	14,881,907
Capital shares issued in reinvestment of dividends and distributions [ 1,549,816 and 56,066 shares, respectively ]	13,057,634	545,980
Capital shares repurchased [ (1,982,258) and (1,705,710) shares, respectively ]	(19,754,975)	(15,568,662)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,391,444	(140,775)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(999,514)	11,307,667
NET ASSETS:
Beginning of year	96,011,750	84,704,083

End of year (a)	$95,012,236	$96,011,750

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$464	$8,266

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.81	$8.62	$6.42	$5.74	$5.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.06	0.05	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.21)	1.19	2.23	0.69	(0.21)

Total from investment operations	(0.15)	1.25	2.28	0.74	(0.16)

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.08)	(0.06)	(0.05)
Distributions from net realized gains	(1.25)	—	—	—	—

Total dividends and distributions	(1.31)	(0.06)	(0.08)	(0.06)	(0.05)

Net asset value, end of year	$8.35	$9.81	$8.62	$6.42	$5.74

Total return	(1.46)%	14.46%	35.50%	12.80%	(2.72)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$95,012	$96,012	$84,704	$143,290	$136,123
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.05%	1.03%
Before waivers and fees paid indirectly	1.19%	1.20%	1.19%	1.19%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.57%	0.62%	0.61%	0.81%	0.75%
After waivers and fees paid indirectly (f)	0.57%	0.62%	0.61%	0.81%	0.77%
Before waivers and fees paid indirectly (f)	0.44%	0.47%	0.47%	0.67%	0.63%
Portfolio turnover rate^	54%	45%	58%	65%	63%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.34%	10.70%	8.98%
Portfolio – Class IB Shares	1.28	10.62	8.81
Portfolio – Class K Shares*	1.51	N/A	13.08
Russell 3000® Growth Index	5.09	13.30	8.49
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.28% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 5.09% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection in the Consumer Discretionary sector contributed to annual returns. Amazon.com Inc. proved to be the largest contributor, with shares soaring as the company’s main online retailing business continued to take market share from traditional brick-and-mortar retailers. Additionally, within the sector a position in ServiceMaster Global Holdings, Inc. proved additive to returns. The company, which operates several leading brands in the home maintenance industry, produced year-over-year earnings growth well ahead of investor expectations.

•

Positioning in the Materials sector contributed to relative returns in 2015. Specific strength was visible in Vulcan Materials Co., which produces and sells construction aggregates, concrete, and asphalt mix. The company is benefitting from strength in the private non-residential market as the number of projects and the demand for new office space has inflected up in recent quarters.

What hurt performance during the year:

•

Positioning in the Health Care sector weighed on annual performance. Within the Health Care providers and service industry, Envision Healthcare Holdings Inc. was a notable detractor. Envision is a leading provider of services to the U.S. health care system, with an emphasis on solutions for clinics, hospitals, and emergency rooms.

•	Additionally within the sector, Endo Pharmaceuticals detracted from annual returns. Endo is a specialty pharmaceutical company focused primarily on pain management and men’s health.

Portfolio Positioning and Outlook — Wells Capital Management, Inc.

Like a lingering storm system, many of the same issues that clouded the U.S. equity market in 2015 remain in place. Global growth remains questionable as China works to re-ignite its economy. European economies are extremely fragile, particularly as geopolitical risks have elevated. The impact of a prolonged commodity price downtown remains a major source of uncertainty. And while the question of “when” the Federal Reserve will act has been answered, investors are now asking themselves what a “gradualist” approach to policy normalization will actually entail. Finally, the impact of a rising rate environment on capital flows is yet to be determined. Will rising rates trigger a significant investor reallocation out of fixed income securities? Will this reallocation provide additional liquidity and demand for global equities? While we have no definitive answers to these questions, we do feel strongly these uncertainties will result in increased “waves” of market volatility.

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EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

As we assess the probability of various scenarios in 2016, we feel the most likely outcome is one where the equity market and U.S. economy “muddles through”. While both a recession and a significant increase in equity valuations are possibilities, they are not currently high probability events. Despite all the macro concerns, we believe the U.S. economy continues to have pockets of strength, such as housing and construction, that may prevent a major negative event. The pace and trajectory remain highly uncertain, but it appears an era of rising rates is now upon us. We believe this will ultimately trigger a change in investor behavior.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	37.9%
Consumer Discretionary	15.7
Health Care	15.5
Industrials	11.7
Financials	8.6
Consumer Staples	4.3
Materials	3.7
Telecommunication Services	2.6
Investment Company	0.4
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$980.66	$5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.26
Class IB
Actual	1,000.00	980.13	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.26
Class K
Actual	1,000.00	981.62	3.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	3.99

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.7%)
Auto Components (1.5%)
Delphi Automotive plc	71,400	$6,121,122

Diversified Consumer Services (2.8%)
ServiceMaster Global Holdings, Inc.*	285,978	11,221,777

Hotels, Restaurants & Leisure (2.2%)
Dave & Buster’s Entertainment, Inc.*	67,502	2,817,534
Vail Resorts, Inc.	46,477	5,948,591

		8,766,125

Internet & Catalog Retail (4.5%)
Amazon.com, Inc.*	23,953	16,189,593
Netflix, Inc.*	17,400	1,990,212

		18,179,805

Media (1.0%)
Cinemark Holdings, Inc.	121,498	4,061,678

Specialty Retail (3.7%)
Home Depot, Inc.	112,000	14,812,000

Total Consumer Discretionary		63,162,507

Consumer Staples (4.3%)
Beverages (1.7%)
Constellation Brands, Inc., Class A	48,304	6,880,422

Food & Staples Retailing (2.6%)
Kroger Co.	137,800	5,764,174
Walgreens Boots Alliance, Inc.	55,200	4,700,556

		10,464,730

Total Consumer Staples		17,345,152

Financials (8.6%)
Capital Markets (3.2%)
Raymond James Financial, Inc.	122,004	7,072,572
SEI Investments Co.	113,100	5,926,440

		12,999,012

Diversified Financial Services (3.7%)
Intercontinental Exchange, Inc.	29,706	7,612,459
McGraw Hill Financial, Inc.	73,200	7,216,056

		14,828,515

Real Estate Management & Development (1.7%)
CBRE Group, Inc., Class A*	194,829	6,737,187

Total Financials		34,564,714

Health Care (15.5%)
Biotechnology (6.0%)
Alexion Pharmaceuticals, Inc.*	35,800	6,828,850
Celgene Corp.*	65,113	7,797,933
Gilead Sciences, Inc.	40,602	4,108,516
Vertex Pharmaceuticals, Inc.*	42,600	5,360,358

		24,095,657

Health Care Equipment & Supplies (2.6%)
Alere, Inc.*	135,750	$5,306,468
Align Technology, Inc.*	78,100	5,142,885

		10,449,353

Health Care Providers & Services (2.1%)
UnitedHealth Group, Inc.	74,500	8,764,180

Pharmaceuticals (4.8%)
Bristol-Myers Squibb Co.	134,900	9,279,771
Shire plc (ADR)	24,900	5,104,500
Zoetis, Inc.	101,400	4,859,088

		19,243,359

Total Health Care		62,552,549

Industrials (11.7%)
Aerospace & Defense (0.5%)
Orbital ATK, Inc.	22,900	2,045,886

Airlines (1.9%)
Delta Air Lines, Inc.	152,900	7,750,501

Commercial Services & Supplies (1.5%)
KAR Auction Services, Inc.	168,500	6,239,555

Industrial Conglomerates (1.6%)
Carlisle Cos., Inc.	71,100	6,305,859

Machinery (1.5%)
Proto Labs, Inc.*	29,060	1,850,831
Wabtec Corp.	56,600	4,025,392

		5,876,223

Professional Services (1.6%)
Verisk Analytics, Inc.*	84,437	6,491,517

Road & Rail (0.9%)
Old Dominion Freight Line, Inc.*	59,700	3,526,479

Trading Companies & Distributors (2.2%)
Air Lease Corp.	114,300	3,826,764
HD Supply Holdings, Inc.*	171,974	5,164,379

		8,991,143

Total Industrials		47,227,163

Information Technology (37.9%)
Communications Equipment (2.5%)
Harris Corp.	51,190	4,448,411
Palo Alto Networks, Inc.*	31,165	5,489,403

		9,937,814

Internet Software & Services (11.9%)
Akamai Technologies, Inc.*	44,500	2,342,035
Alphabet, Inc., Class A*	13,208	10,275,956
Alphabet, Inc., Class C*	13,247	10,052,884
CoStar Group, Inc.*	22,500	4,650,525
Facebook, Inc., Class A*	148,088	15,498,890
Tencent Holdings Ltd. (ADR)	268,600	5,269,932

		48,090,222

IT Services (8.5%)
Alliance Data Systems Corp.*	16,500	4,563,405
Cognizant Technology Solutions Corp., Class A*	80,400	4,825,608

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

EPAM Systems, Inc.*	71,913	$5,653,800
PayPal Holdings, Inc.*	138,000	4,995,600
Visa, Inc., Class A	183,964	14,266,408

		34,304,821

Software (11.1%)
Adobe Systems, Inc.*	61,300	5,758,522
CyberArk Software Ltd.*	80,461	3,632,009
Electronic Arts, Inc.*	85,600	5,882,432
Paycom Software, Inc.*	104,017	3,914,160
salesforce.com, Inc.*	34,800	2,728,320
ServiceNow, Inc.*	51,223	4,433,863
Splunk, Inc.*	62,800	3,693,268
Tableau Software, Inc., Class A*	38,700	3,646,314
Take-Two Interactive Software, Inc.*	164,400	5,727,696
Tyler Technologies, Inc.*	29,800	5,194,736

		44,611,320

Technology Hardware, Storage & Peripherals (3.9%)
Apple, Inc.	147,079	15,481,536

Total Information Technology		152,425,713

Materials (3.7%)
Chemicals (2.5%)
Axalta Coating Systems Ltd.*	146,300	3,898,895
Sherwin-Williams Co.	24,000	6,230,400

		10,129,295

Construction Materials (1.2%)
Vulcan Materials Co.	51,000	4,843,470

Total Materials		14,972,765

Telecommunication Services (2.6%)
Diversified Telecommunication Services (1.0%)
Zayo Group Holdings, Inc.*	154,600	$4,110,814

Wireless Telecommunication Services (1.6%)
SBA Communications Corp., Class A*	61,160	6,426,081

Total Telecommunication Services		10,536,895

Total Common Stocks (100.0%) (Cost $327,635,840)		402,787,458

SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,629,782	1,629,782

Total Short-Term Investment (0.4%) (Cost $1,629,782)		1,629,782

Total Investments (100.4%) (Cost $329,265,622)		404,417,240
Other Assets Less Liabilities (-0.4%)		(1,494,801)

Net Assets (100%)		$402,922,439

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$63,162,507	$—	$—	$63,162,507
Consumer Staples	17,345,152	—	—	17,345,152
Financials	34,564,714	—	—	34,564,714
Health Care	62,552,549	—	—	62,552,549
Industrials	47,227,163	—	—	47,227,163
Information Technology	152,425,713	—	—	152,425,713
Materials	14,972,765	—	—	14,972,765

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$10,536,895	$—	$—	$10,536,895
Short-Term Investments	1,629,782	—	—	1,629,782

Total Assets	$404,417,240	$—	$—	$404,417,240

Total Liabilities	$—	$—	$—	$—

Total	$404,417,240	$—	$—	$404,417,240

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held no derivatives contracts during the year December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$426,192,786
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$464,843,269

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$86,637,681
Aggregate gross unrealized depreciation	(11,599,800)

Net unrealized appreciation	$75,037,881

Federal income tax cost of investments	$329,379,359

For the year ended December 31, 2015, the Portfolio incurred approximately $3,740 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $329,265,622)	$404,417,240
Cash	1,118,000
Receivable for securities sold	1,656,734
Dividends, interest and other receivables	181,287
Receivable from Separate Accounts for Trust shares sold	34,862
Other assets	1,305

Total assets	407,409,428

LIABILITIES
Payable for securities purchased	2,862,677
Payable to Separate Accounts for Trust shares redeemed	1,257,545
Investment management fees payable	223,139
Distribution fees payable – Class IB	81,087
Administrative fees payable	34,678
Distribution fees payable – Class IA	3,151
Accrued expenses	24,712

Total liabilities	4,486,989

NET ASSETS	$402,922,439

Net assets were comprised of:
Paid in capital	$331,530,258
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(3,759,437)
Net unrealized appreciation (depreciation) on investments	75,151,618

Net assets	$402,922,439

Class IA
Net asset value, offering and redemption price per share, $14,615,872 / 1,362,706 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.73

Class IB
Net asset value, offering and redemption price per share, $380,797,643 / 36,521,910 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.43

Class K
Net asset value, offering and redemption price per share, $7,508,924 / 694,682 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$2,665,049
Interest	2,923

Total income	2,667,972

EXPENSES
Investment management fees	2,778,669
Distribution fees – Class IB	1,010,446
Administrative fees	431,163
Professional fees	57,832
Distribution fees – Class IA	38,340
Custodian fees	33,800
Printing and mailing expenses	19,962
Trustees’ fees	8,838
Miscellaneous	9,439

Total expenses	4,388,489

NET INVESTMENT INCOME (LOSS)	(1,720,517)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	15,777,771
Net change in unrealized appreciation (depreciation) on investments	(7,943,159)

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,834,612

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,114,095

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,720,517)	$(1,616,169)
Net realized gain (loss) on investments	15,777,771	50,291,297
Net change in unrealized appreciation (depreciation) on investments	(7,943,159)	(32,532,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,114,095	16,142,929

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,037,280)	(1,765,218)
Class IB	(27,263,968)	(47,632,836)
Class K	(517,939)	(898,989)

TOTAL DISTRIBUTIONS	(28,819,187)	(50,297,043)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 241,268 and 336,873 shares, respectively ]	2,763,816	4,078,077
Capital shares issued in reinvestment of distributions [ 97,565 and 151,549 shares, respectively ]	1,037,280	1,765,218
Capital shares repurchased [ (340,416) and (455,053) shares, respectively ]	(3,890,147)	(5,550,514)

Total Class IA transactions	(89,051)	292,781

Class IB
Capital shares sold [ 2,528,544 and 5,489,060 shares, respectively ]	28,356,984	65,438,144
Capital shares issued in reinvestment of distributions [ 2,636,672 and 4,199,632 shares, respectively ]	27,263,968	47,632,836
Capital shares repurchased [ (6,104,259) and (5,279,953) shares, respectively ]	(68,690,312)	(62,619,335)

Total Class IB transactions	(13,069,360)	50,451,645

Class K
Capital shares sold [ 398,738 and 406,840 shares, respectively ]	4,576,687	4,970,786
Capital shares issued in reinvestment of distributions [ 48,350 and 76,724 shares, respectively ]	517,939	898,989
Capital shares repurchased [ (451,418) and (453,679) shares, respectively ]	(5,213,075)	(5,577,137)

Total Class K transactions	(118,449)	292,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,276,860)	51,037,064

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,981,952)	16,882,950
NET ASSETS:
Beginning of year	438,904,391	422,021,441

End of year (a)	$402,922,439	$438,904,391

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.38	$12.31	$11.25	$9.65	$10.43

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.05)	(0.06)	— #	(0.03)
Net realized and unrealized gain (loss) on investments	0.18	0.52	4.35	1.97	(0.57)

Total from investment operations	0.13	0.47	4.29	1.97	(0.60)

Less distributions:
Dividends from net investment income	—	—	—	— #	—
Distributions from net realized gains	(0.78)	(1.40)	(3.23)	(0.37)	(0.18)

Total dividends and distributions	(0.78)	(1.40)	(3.23)	(0.37)	(0.18)

Net asset value, end of year	$10.73	$11.38	$12.31	$11.25	$9.65

Total return	1.34%	3.74%	39.08%	20.47%	(5.64)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,616	$15,531	$16,381	$11,114	$8,833
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.03%	1.04%	1.03%	1.02%	0.76%
Before fees paid indirectly (f)	1.03%	1.04%	1.04%	1.03%	0.78%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.41)%	(0.39)%	(0.47)%	0.01%	(0.33)%
Before fees paid indirectly (f)	(0.41)%	(0.39)%	(0.48)%	— %‡‡	(0.35)%
Portfolio turnover rate^	101%	90%	103%	92%	110%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.09	$12.02	$11.04	$9.48	$10.28

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.05)	(0.05)	— #	(0.06)
Net realized and unrealized gain (loss) on investments	0.17	0.52	4.26	1.93	(0.56)

Total from investment operations	0.12	0.47	4.21	1.93	(0.62)

Less distributions:
Dividends from net investment income	—	—	—	— #	—
Distributions from net realized gains	(0.78)	(1.40)	(3.23)	(0.37)	(0.18)

Total dividends and distributions	(0.78)	(1.40)	(3.23)	(0.37)	(0.18)

Net asset value, end of year	$10.43	$11.09	$12.02	$11.04	$9.48

Total return	1.28%	3.83%	39.07%	20.41%	(5.92)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$380,798	$415,372	$397,390	$872,656	$678,530
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.03%	1.04%	1.03%	1.02%	1.01	%(c)
Before fees paid indirectly (f)	1.03%	1.04%	1.04%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.41)%	(0.38)%	(0.39)%	0.01%	(0.57)%
Before fees paid indirectly (f)	(0.41)%	(0.38)%	(0.39)%	— %‡‡	(0.60)%
Portfolio turnover rate^	101%	90%	103%	92%	110%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K	2015	2014	2013
Net asset value, beginning of period	$11.44	$12.33	$11.23	$11.26

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.02)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	0.17	0.53	4.36	0.21

Total from investment operations	0.15	0.51	4.33	0.26

Less distributions:
Dividends from net investment income	—	—	—	(0.03)
Distributions from net realized gains	(0.78)	(1.40)	(3.23)	(0.26)

Total dividends and distributions	(0.78)	(1.40)	(3.23)	(0.29)

Net asset value, end of period	$10.81	$11.44	$12.33	$11.23

Total return (b)	1.51%	4.06%	39.51%	2.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,509	$7,995	$8,250	$1,427
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.78%	0.79%	0.78%	0.79%
Before fees paid indirectly (a)(f)	0.78%	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	(0.16)%	(0.13)%	(0.23)%	1.32%
Before fees paid indirectly (a)(f)	(0.16)%	(0.13)%	(0.25)%	1.32%
Portfolio turnover rate^	101%	90%	103%	92%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investment LLC

➢	Marsico Capital Management, LLC — effective January 29, 2016, Marsico Capital Management, LLC no longer serves as a sub-adviser to the Portfolio.

➢	Scotia Institutional Asset Management US, Ltd.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.00%	11.10%	5.63%
Portfolio – Class IB Shares	4.00	11.04	5.47
Portfolio – Class K Shares*	3.97	N/A	15.54
Russell 3000® Growth Index	5.09	13.30	8.49
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.00% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 5.09% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•

Consumer Discretionary stock selection was the leading relative outperformer. Amazon.com, Inc. continued to improve operating leverage in its core retail business throughout the year and reported impressive results with sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

•

Information Technology outperformed on stock selection. A focus on the Internet segment, and particularly those firms that have the ability to monetize mobile traffic on a consistent basis, was rewarded in 2015, with companies such as social network provider Facebook, Inc. posting double-digit gains. Salesforce.com, Inc. was one of the performance highlights within the sector. The company supplies customer relationship management services to businesses worldwide.

•	Stock selection in the Energy sector was a contributor to relative performance while an underweight to the Industrials sector also added to performance.

What hurt performance during the year:

•

An overweight to Energy, the worst performing sector in the benchmark, was detrimental to relative performance during the period, as was an underweight in Consumer Staples, the strongest performing sector in the benchmark for the period.

•	Health Care sector stock selection detracted, notably an investment in Biogen Inc., a global biotechnology company.

•	A relative overweight position in Anadarko Petroleum Corporation, an oil and gas exploration and production company, was detrimental.

•	In the Information Technology sector, data storage company Seagate Technology plc weighed on relative results.

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Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	31.1%
Consumer Discretionary	22.5
Health Care	20.2
Industrials	8.4
Consumer Staples	6.4
Financials	4.5
Materials	2.9
Energy	1.5
Telecommunication Services	1.1
Investment Company	1.1
Utilities	0.0 #
Cash and Other	0.3

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$992.80	$4.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	5.00
Class IB
Actual	1,000.00	992.63	4.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	5.00
Class K
Actual	1,000.00	992.09	3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.52	3.73

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (22.5%)
Auto Components (0.5%)
BorgWarner, Inc.	12,240	$529,135
Dana Holding Corp.	6,468	89,259
Delphi Automotive plc	38,390	3,291,175
Drew Industries, Inc.	924	56,262
Gentherm, Inc.*	1,188	56,311
Johnson Controls, Inc.	8,700	343,563
Lear Corp.	3,200	393,056
Visteon Corp.*	2,100	240,450

		4,999,211

Automobiles (0.6%)
Ferrari N.V.*	4,970	238,560
Harley-Davidson, Inc.	5,291	240,158
Tesla Motors, Inc.*	25,668	6,160,577
Thor Industries, Inc.	2,700	151,605

		6,790,900

Distributors (0.1%)
Genuine Parts Co.	7,193	617,807
LKQ Corp.*	15,863	470,021
Pool Corp.	2,112	170,607

		1,258,435

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	2,000	133,600
H&R Block, Inc.	12,011	400,086
Houghton Mifflin Harcourt Co.*	6,200	135,036
Service Corp. International	7,325	190,597
ServiceMaster Global Holdings, Inc.*	4,800	188,352

		1,047,671

Hotels, Restaurants & Leisure (3.5%)
Aramark	8,200	264,450
Bloomin’ Brands, Inc.	6,400	108,096
Brinker International, Inc.	2,800	134,260
Chipotle Mexican Grill, Inc.*	10,308	4,946,294
Choice Hotels International, Inc.	2,332	117,556
Denny’s Corp.*	5,082	49,956
DineEquity, Inc.	1,452	122,941
Domino’s Pizza, Inc.	2,508	279,015
Dunkin’ Brands Group, Inc.	5,362	228,368
Extended Stay America, Inc.	3,000	47,700
Hilton Worldwide Holdings, Inc.	101,255	2,166,857
Interval Leisure Group, Inc.	2,371	37,011
Jack in the Box, Inc.	1,900	145,749
Las Vegas Sands Corp.	19,537	856,502
Marriott International, Inc., Class A	9,754	653,908
McDonald’s Corp.	43,444	5,132,474
MGM Resorts International*	75,479	1,714,883
Norwegian Cruise Line Holdings Ltd.*	5,600	328,160
Panera Bread Co., Class A*	1,452	282,820
Pinnacle Entertainment, Inc.*	2,068	64,356
Popeyes Louisiana Kitchen, Inc.*	726	42,471
Royal Caribbean Cruises Ltd.	8,600	870,406

Scientific Games Corp., Class A*	5,016	$44,993
SeaWorld Entertainment, Inc.	5,000	98,450
Six Flags Entertainment Corp.	3,500	192,290
Sonic Corp.	4,554	147,140
Starbucks Corp.	192,023	11,527,141
Starwood Hotels & Resorts Worldwide, Inc.	7,930	549,390
Texas Roadhouse, Inc.	4,158	148,732
Vail Resorts, Inc.	1,700	217,583
Wyndham Worldwide Corp.	6,732	489,080
Wynn Resorts Ltd.	4,058	280,773
Yum! Brands, Inc.	20,262	1,480,139
Zoe’s Kitchen, Inc.*	119,300	3,338,014

		37,107,958

Household Durables (0.4%)
D.R. Horton, Inc.	6,300	201,789
GoPro, Inc., Class A*	4,200	75,642
Harman International Industries, Inc.	3,400	320,314
iRobot Corp.*	990	35,046
Jarden Corp.*	9,000	514,080
Leggett & Platt, Inc.	6,400	268,928
Lennar Corp., Class A	3,400	166,294
Mohawk Industries, Inc.*	2,000	378,780
Newell Rubbermaid, Inc.	44,081	1,943,091
NVR, Inc.*	198	325,314
Tempur Sealy International, Inc.*	3,100	218,426
Toll Brothers, Inc.*	4,400	146,520
TopBuild Corp.*	1,868	57,478
Tupperware Brands Corp.	2,300	127,995
Whirlpool Corp.	900	132,183

		4,911,880

Internet & Catalog Retail (5.6%)
Amazon.com, Inc.*	48,355	32,682,661
Expedia, Inc.	46,731	5,808,626
HSN, Inc.	2,300	116,541
Liberty Interactive Corp. QVC Group*	62,614	1,710,615
Liberty TripAdvisor Holdings, Inc., Class A*	6,050	183,557
Liberty Ventures*	18,211	821,498
Netflix, Inc.*	72,863	8,334,070
Nutrisystem, Inc.	1,650	35,706
Priceline Group, Inc.*	7,412	9,449,929
TripAdvisor, Inc.*	4,944	421,476

		59,564,679

Leisure Products (0.1%)
Brunswick Corp.	3,200	161,632
Hasbro, Inc.	4,339	292,275
Polaris Industries, Inc.	3,208	275,728

		729,635

Media (4.9%)
AMC Networks, Inc., Class A*	26,078	1,947,505
CBS Corp. (Non-Voting), Class B	40,680	1,917,248
Charter Communications, Inc., Class A*	3,906	715,189
Cinemark Holdings, Inc.	5,280	176,510
Comcast Corp., Class A	258,417	14,582,471

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Discovery Communications, Inc., Class A*	16,623	$443,502
Discovery Communications, Inc., Class C*	22,223	560,464
DISH Network Corp., Class A*	6,839	391,054
Interpublic Group of Cos., Inc.	20,877	486,016
Liberty Broadband Corp.*	11,828	612,710
Liberty Global plc*	16,096	669,030
Liberty Global plc LiLAC, Class A*	402	16,631
Liberty Global plc LiLAC, Class C*	402	17,286
Liberty Media Corp.*	39,426	1,516,718
Lions Gate Entertainment Corp.	4,400	142,516
Live Nation Entertainment, Inc.*	6,800	167,076
Loral Space & Communications, Inc.*	698	28,416
Madison Square Garden Co., Class A*	9,636	1,559,105
MSG Networks, Inc., Class A*	28,911	601,349
Omnicom Group, Inc.	12,926	977,981
Scripps Networks Interactive, Inc., Class A	4,861	268,376
Sirius XM Holdings, Inc.*	136,011	553,565
Starz, Class A*	11,802	395,367
Time Warner Cable, Inc.	13,469	2,499,712
Time Warner, Inc.	19,800	1,280,466
Twenty-First Century Fox, Inc., Class A	99,301	2,697,015
Twenty-First Century Fox, Inc., Class B	15,300	416,619
Viacom, Inc., Class B	26,712	1,099,466
Walt Disney Co.	139,287	14,636,278
World Wrestling Entertainment, Inc., Class A	27,058	482,715

		51,858,356

Multiline Retail (0.9%)
Burlington Stores, Inc.*	3,200	137,280
Dillard’s, Inc., Class A	1,500	98,565
Dollar General Corp.	14,153	1,017,176
Dollar Tree, Inc.*	92,344	7,130,804
Macy’s, Inc.	12,133	424,412
Nordstrom, Inc.	7,374	367,299
Target Corp.	3,140	227,995

		9,403,531

Specialty Retail (4.1%)
Advance Auto Parts, Inc.	3,366	506,617
AutoNation, Inc.*	3,102	185,065
AutoZone, Inc.*	1,491	1,106,188
Bed Bath & Beyond, Inc.*	7,961	384,118
Buckle, Inc.	1,914	58,913
Cabela’s, Inc.*	2,112	98,694
CarMax, Inc.*	20,699	1,117,125
Cato Corp., Class A	1,720	63,330
Chico’s FAS, Inc.	9,900	105,633
Dick’s Sporting Goods, Inc.	3,100	109,585
Foot Locker, Inc.	5,600	364,504
Gap, Inc.	13,991	345,578
GNC Holdings, Inc., Class A	3,432	106,461

Home Depot, Inc.	74,230	$9,816,917
L Brands, Inc.	11,477	1,099,726
Lowe’s Cos., Inc.	100,224	7,621,033
Michaels Cos., Inc.*	6,200	137,082
Office Depot, Inc.*	18,300	103,212
O’Reilly Automotive, Inc.*	20,596	5,219,438
Penske Automotive Group, Inc.	1,100	46,574
Ross Stores, Inc.	19,074	1,026,372
Sally Beauty Holdings, Inc.*	5,700	158,973
Signet Jewelers Ltd.	3,700	457,653
Tiffany & Co.	4,909	374,508
TJX Cos., Inc.	55,023	3,901,681
Tractor Supply Co.	20,520	1,754,460
Ulta Salon Cosmetics & Fragrance, Inc.*	39,904	7,382,240
Urban Outfitters, Inc.*	4,700	106,925
Williams-Sonoma, Inc.	4,290	250,579

		44,009,184

Textiles, Apparel & Luxury Goods (1.7%)
Carter’s, Inc.	2,244	199,783
Coach, Inc.	4,564	149,380
Columbia Sportswear Co.	1,300	63,388
Deckers Outdoor Corp.*	1,848	87,226
G-III Apparel Group Ltd.*	924	40,896
Hanesbrands, Inc.	55,148	1,623,006
Kate Spade & Co.*	6,200	110,174
lululemon athletica, Inc.*	5,200	272,844
Michael Kors Holdings Ltd.*	10,109	404,966
NIKE, Inc., Class B	167,462	10,466,375
Oxford Industries, Inc.	858	54,758
Ralph Lauren Corp.	1,149	128,090
Skechers USA, Inc., Class A*	5,700	172,197
Steven Madden Ltd.*	3,294	99,545
Under Armour, Inc., Class A*	22,364	1,802,762
VF Corp.	38,606	2,403,223
Wolverine World Wide, Inc.	5,800	96,918

		18,175,531

Total Consumer Discretionary		239,856,971

Consumer Staples (6.4%)
Beverages (2.6%)
Brown-Forman Corp., Class B	5,434	539,488
Coca-Cola Co.	178,654	7,674,976
Coca-Cola Enterprises, Inc.	47,531	2,340,426
Constellation Brands, Inc., Class A	25,407	3,618,973
Dr. Pepper Snapple Group, Inc.	8,627	804,036
Monster Beverage Corp.*	37,191	5,539,971
PepsiCo, Inc.	67,718	6,766,383

		27,284,253

Food & Staples Retailing (1.5%)
Casey’s General Stores, Inc.	1,800	216,810
Costco Wholesale Corp.	30,910	4,991,965
CVS Health Corp.	48,704	4,761,790
Kroger Co.	105,261	4,403,068
Rite Aid Corp.*	31,000	243,040
Sprouts Farmers Market, Inc.*	7,000	186,130
Sysco Corp.	9,066	371,706
Walgreens Boots Alliance, Inc.	6,046	514,847

See Notes to Financial Statements.

1246

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Whole Foods Market, Inc.	15,279	$511,846

		16,201,202

Food Products (0.8%)
Campbell Soup Co.	7,160	376,258
Flowers Foods, Inc.	7,073	151,999
General Mills, Inc.	28,994	1,671,794
Hain Celestial Group, Inc.*	3,828	154,613
Hershey Co.	6,938	619,355
Hormel Foods Corp.	5,940	469,735
Kellogg Co.	10,759	777,553
Keurig Green Mountain, Inc.	7,440	669,451
Kraft Heinz Co.	27,410	1,994,352
McCormick & Co., Inc. (Non-Voting)	6,104	522,258
Mead Johnson Nutrition Co.	9,437	745,051
WhiteWave Foods Co.*	8,471	329,607

		8,482,026

Household Products (0.5%)
Church & Dwight Co., Inc.	6,138	520,994
Clorox Co.	4,884	619,438
Colgate-Palmolive Co.	37,942	2,527,696
Kimberly-Clark Corp.	13,141	1,672,849

		5,340,977

Personal Products (0.1%)
Estee Lauder Cos., Inc., Class A	9,682	852,597
Herbalife Ltd.*	2,900	155,498

		1,008,095

Tobacco (0.9%)
Altria Group, Inc.	86,025	5,007,515
Philip Morris International, Inc.	35,915	3,157,288
Reynolds American, Inc.	38,400	1,772,160

		9,936,963

Total Consumer Staples		68,253,516

Energy (1.5%)
Energy Equipment & Services (0.6%)
Core Laboratories N.V.	16,700	1,815,958
FMC Technologies, Inc.*	6,985	202,635
Frank’s International N.V.	1,100	18,359
National Oilwell Varco, Inc.	23,560	789,024
RPC, Inc.	6,400	76,480
Schlumberger Ltd.	22,331	1,557,587
Weatherford International plc*	234,997	1,971,625

		6,431,668

Oil, Gas & Consumable Fuels (0.9%)
Anadarko Petroleum Corp.	68,831	3,343,810
Cabot Oil & Gas Corp.	19,534	345,557
Continental Resources, Inc.*	3,960	91,001
EOG Resources, Inc.	2,170	153,614
Isramco, Inc.*	32	2,858
Marathon Petroleum Corp.	3,200	165,888
Newfield Exploration Co.*	25,000	814,000
ONEOK, Inc.	5,435	134,027
Panhandle Oil and Gas, Inc., Class A	792	12,799
Range Resources Corp.	3,238	79,687

SemGroup Corp., Class A	2,100	$60,606
Suncor Energy, Inc.	54,250	1,399,650
Targa Resources Corp.	1,700	46,002
Teekay Corp.	2,600	25,662
Valero Energy Corp.	24,755	1,750,426
Williams Cos., Inc.	36,829	946,505
World Fuel Services Corp.	806	30,999

		9,403,091

Total Energy		15,834,759

Financials (4.5%)
Banks (0.1%)
Bank of the Ozarks, Inc.	3,600	178,056
Signature Bank/New York*	1,914	293,550
SVB Financial Group*	1,400	166,460

		638,066

Capital Markets (1.6%)
Affiliated Managers Group, Inc.*	2,442	390,134
Ameriprise Financial, Inc.	7,038	748,984
Associated Capital Group, Inc., Class A*	132	4,026
Bank of New York Mellon Corp.	5,600	230,832
BGC Partners, Inc., Class A	990	9,712
BlackRock, Inc.	1,829	622,811
Charles Schwab Corp.	238,086	7,840,172
Cohen & Steers, Inc.	528	16,093
Diamond Hill Investment Group, Inc.	132	24,948
Eaton Vance Corp.	6,607	214,265
GAMCO Investors, Inc., Class A	132	4,097
Invesco Ltd.	4,300	143,964
Lazard Ltd., Class A	6,454	290,495
Legg Mason, Inc.	3,200	125,536
LPL Financial Holdings, Inc.	4,300	183,395
Morgan Stanley	84,672	2,693,416
Pzena Investment Management, Inc., Class A	330	2,838
SEI Investments Co.	7,193	376,913
State Street Corp.	18,577	1,232,770
T. Rowe Price Group, Inc.	12,144	868,175
TD Ameritrade Holding Corp.	36,414	1,263,930
Waddell & Reed Financial, Inc., Class A	4,950	141,867
Westwood Holdings Group, Inc.	264	13,752

		17,443,125

Consumer Finance (0.3%)
American Express Co.	7,815	543,533
LendingClub Corp.*	9,800	108,290
Santander Consumer USA Holdings, Inc.*	8,400	133,140
Synchrony Financial*	88,722	2,698,036

		3,482,999

Diversified Financial Services (0.6%)
Berkshire Hathaway, Inc., Class B*	5,600	739,424
CBOE Holdings, Inc.	3,828	248,437
FactSet Research Systems, Inc.	2,376	386,266
Intercontinental Exchange, Inc.	8,326	2,133,621

See Notes to Financial Statements.

1247

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Leucadia National Corp.	7,200	$125,208
MarketAxess Holdings, Inc.	1,700	189,703
McGraw Hill Financial, Inc.	13,399	1,320,874
Moody’s Corp.	8,197	822,487
Morningstar, Inc.	2,000	160,820
MSCI, Inc.	5,269	380,053

		6,506,893

Insurance (0.3%)
AmTrust Financial Services, Inc.	2,700	166,266
Aon plc	13,159	1,213,391
Arthur J. Gallagher & Co.	7,378	302,055
Markel Corp.*	200	176,670
Marsh & McLennan Cos., Inc.	15,001	831,806

		2,690,188

Real Estate Investment Trusts (REITs) (1.2%)
Alexander’s, Inc. (REIT)	66	25,351
American Tower Corp. (REIT)	18,867	1,829,156
Boston Properties, Inc. (REIT)	6,488	827,480
CareTrust REIT, Inc. (REIT)	1,598	17,498
Columbia Property Trust, Inc. (REIT)	6,100	143,228
Crown Castle International Corp. (REIT)	16,732	1,446,481
CubeSmart (REIT)	6,000	183,720
Digital Realty Trust, Inc. (REIT)	3,600	272,232
DuPont Fabros Technology, Inc. (REIT)	396	12,589
Equinix, Inc. (REIT)	2,607	788,357
Equity LifeStyle Properties, Inc. (REIT)	3,808	253,879
Extra Space Storage, Inc. (REIT)	5,700	502,797
Federal Realty Investment Trust (REIT)	3,180	464,598
Iron Mountain, Inc. (REIT)	7,622	205,870
Lamar Advertising Co. (REIT), Class A	3,498	209,810
Omega Healthcare Investors, Inc. (REIT)	4,884	170,842
Plum Creek Timber Co., Inc. (REIT)	3,200	152,704
Potlatch Corp. (REIT)	1,273	38,496
PS Business Parks, Inc. (REIT)	264	23,082
Public Storage (REIT)	6,619	1,639,526
Saul Centers, Inc. (REIT)	330	16,919
Simon Property Group, Inc. (REIT)	14,462	2,811,991
Tanger Factory Outlet Centers, Inc. (REIT)	4,400	143,880
Taubman Centers, Inc. (REIT)	2,886	221,414
Universal Health Realty Income Trust (REIT)	594	29,706
Urban Edge Properties (REIT)	792	18,572
Welltower, Inc. (REIT)	8,000	544,240
Weyerhaeuser Co. (REIT)	5,020	150,500

		13,144,918

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	15,569	538,376
Howard Hughes Corp.*	1,100	124,476
Jones Lang LaSalle, Inc.	1,300	207,818

Realogy Holdings Corp.*	4,752	$174,256

		1,044,926

Thrifts & Mortgage Finance (0.3%)
Astoria Financial Corp.	84,832	1,344,587
MGIC Investment Corp.*	18,300	161,589
New York Community Bancorp, Inc.	74,245	1,211,678

		2,717,854

Total Financials		47,668,969

Health Care (20.2%)
Biotechnology (8.8%)
ACADIA Pharmaceuticals, Inc.*	5,700	203,205
Aduro Biotech, Inc.*	1,010	28,421
Agios Pharmaceuticals, Inc.*	2,700	175,284
Alexion Pharmaceuticals, Inc.*	48,405	9,233,254
Alkermes plc*	5,610	445,322
Alnylam Pharmaceuticals, Inc.*	2,838	267,169
AMAG Pharmaceuticals, Inc.*	1,320	39,851
Amgen, Inc.	94,056	15,268,111
Anacor Pharmaceuticals, Inc.*	2,200	248,534
Arena Pharmaceuticals, Inc.*	5,008	9,515
ARIAD Pharmaceuticals, Inc.*	7,655	47,844
Baxalta, Inc.	40,208	1,569,318
Biogen, Inc.*	47,944	14,687,644
BioMarin Pharmaceutical, Inc.*	13,338	1,397,289
Bluebird Bio, Inc.*	1,100	70,642
Celgene Corp.*	108,626	13,009,050
Celldex Therapeutics, Inc.*	6,200	97,216
Cepheid, Inc.*	3,036	110,905
Clovis Oncology, Inc.*	1,900	66,500
Dyax Corp.*	6,270	235,877
Emergent BioSolutions, Inc.*	1,518	60,735
Exelixis, Inc.*	8,381	47,269
Genomic Health, Inc.*	726	25,555
Gilead Sciences, Inc.	78,547	7,948,171
Halozyme Therapeutics, Inc.*	5,610	97,221
ImmunoGen, Inc.*	13,711	186,058
Immunomedics, Inc.*	3,498	10,739
Incyte Corp.*	47,592	5,161,352
Insys Therapeutics, Inc.*	4,000	114,520
Ionis Pharmaceuticals, Inc.*	26,107	1,616,807
Ironwood Pharmaceuticals, Inc.*	10,700	124,013
Juno Therapeutics, Inc.*	3,200	140,704
Kite Pharma, Inc.*	2,600	160,212
Lexicon Pharmaceuticals, Inc.*	179	2,383
Ligand Pharmaceuticals, Inc.*	913	98,987
MannKind Corp.*	15,300	22,185
Medivation, Inc.*	8,976	433,900
Momenta Pharmaceuticals, Inc.*	2,970	44,075
Neurocrine Biosciences, Inc.*	3,946	223,225
Novavax, Inc.*	19,802	166,139
OPKO Health, Inc.*	14,167	142,378
Orexigen Therapeutics, Inc.*	1,056	1,816
Osiris Therapeutics, Inc.	792	8,221
Progenics Pharmaceuticals, Inc.*	1,452	8,901
ProQR Therapeutics N.V.*	2,900	25,172
Puma Biotechnology, Inc.*	1,300	101,920
Radius Health, Inc.*	2,600	160,004
Regeneron Pharmaceuticals, Inc.*	20,219	10,976,289

See Notes to Financial Statements.

1248

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sangamo BioSciences, Inc.*	1,980	$18,077
Seattle Genetics, Inc.*	4,700	210,936
Spark Therapeutics, Inc.*	1,070	48,482
TESARO, Inc.*	2,800	146,496
Ultragenyx Pharmaceutical, Inc.*	1,700	190,706
United Therapeutics Corp.*	2,734	428,172
Vanda Pharmaceuticals, Inc.*	1,725	16,060
Vertex Pharmaceuticals, Inc.*	54,356	6,839,616
ZIOPHARM Oncology, Inc.*	859	7,138

		93,225,585

Health Care Equipment & Supplies (1.8%)
Abaxis, Inc.	1,782	99,222
ABIOMED, Inc.*	1,848	166,837
Accuray, Inc.*	2,250	15,187
Alere, Inc.*	3,200	125,088
Align Technology, Inc.*	4,620	304,227
Atrion Corp.	66	25,159
Baxter International, Inc.	16,098	614,139
Becton, Dickinson and Co.	14,628	2,254,028
C.R. Bard, Inc.	3,995	756,813
Cooper Cos., Inc.	11,370	1,525,854
DENTSPLY International, Inc.	2,772	168,676
DexCom, Inc.*	4,000	327,600
Edwards Lifesciences Corp.*	10,422	823,130
Endologix, Inc.*	3,894	38,551
Globus Medical, Inc., Class A*	100	2,782
Haemonetics Corp.*	4,300	138,632
HeartWare International, Inc.*	528	26,611
Hill-Rom Holdings, Inc.	3,400	163,404
Hologic, Inc.*	11,440	442,614
IDEXX Laboratories, Inc.*	4,400	320,848
Insulet Corp.*	2,376	89,837
Intuitive Surgical, Inc.*	6,272	3,425,516
LivaNova plc*	2,310	137,145
Medtronic plc	24,271	1,866,925
Natus Medical, Inc.*	1,452	69,769
Quidel Corp.*	1,518	32,182
ResMed, Inc.	8,579	460,606
Sirona Dental Systems, Inc.*	2,600	284,882
Spectranetics Corp.*	1,716	25,843
St. Jude Medical, Inc.	7,993	493,728
STERIS plc	29,430	2,217,256
Stryker Corp.	7,942	738,129
Varian Medical Systems, Inc.*	5,486	443,269
West Pharmaceutical Services, Inc.	2,300	138,506
Wright Medical Group N.V.*	5,641	136,399
Zimmer Biomet Holdings, Inc.	1,650	169,273

		19,068,667

Health Care Providers & Services (3.6%)
Acadia Healthcare Co., Inc.*	2,300	143,658
Aetna, Inc.	4,422	478,107
Air Methods Corp.*	1,782	74,719
AmerisourceBergen Corp.	10,181	1,055,871
Amsurg Corp.*	2,300	174,800
Anthem, Inc.	15,400	2,147,376
Brookdale Senior Living, Inc.*	7,891	145,668
Cardinal Health, Inc.	13,900	1,240,853
Centene Corp.*	4,752	312,729
Cigna Corp.	18,516	2,709,446

CorVel Corp.*	924	$40,582
DaVita HealthCare Partners, Inc.*	3,016	210,245
Envision Healthcare Holdings, Inc.*	8,600	223,342
Express Scripts Holding Co.*	26,409	2,308,411
HCA Holdings, Inc.*	2,000	135,260
Health Net, Inc.*	2,600	177,996
HealthSouth Corp.	4,092	142,443
Henry Schein, Inc.*	3,839	607,291
Humana, Inc.	12,200	2,177,822
Laboratory Corp. of America Holdings*	2,644	326,904
LifePoint Health, Inc.*	2,100	154,140
McKesson Corp.	13,995	2,760,234
MEDNAX, Inc.*	2,904	208,101
Molina Healthcare, Inc.*	2,400	144,312
Patterson Cos., Inc.	3,300	149,193
Premier, Inc., Class A*	2,700	95,229
Providence Service Corp.*	528	24,774
Select Medical Holdings Corp.	7,500	89,325
Team Health Holdings, Inc.*	3,036	133,250
Tenet Healthcare Corp.*	5,197	157,469
UnitedHealth Group, Inc.	163,255	19,205,318
Universal Health Services, Inc., Class B	1,200	143,388
VCA, Inc.*	3,600	198,000
WellCare Health Plans, Inc.*	2,100	164,241

		38,460,497

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	11,500	176,870
athenahealth, Inc.*	1,606	258,518
Cerner Corp.*	14,811	891,178
Computer Programs & Systems, Inc.	858	42,686
HMS Holdings Corp.*	3,960	48,866
IMS Health Holdings, Inc.*	3,800	96,786
Inovalon Holdings, Inc., Class A*	4,500	76,500
MedAssets, Inc.*	3,145	97,306
Medidata Solutions, Inc.*	2,300	113,367
Omnicell, Inc.*	1,650	51,282
Quality Systems, Inc.	2,508	40,429
Veeva Systems, Inc., Class A*	4,900	141,365

		2,035,153

Life Sciences Tools & Services (0.6%)
Bruker Corp.*	7,325	177,778
Charles River Laboratories International, Inc.*	2,200	176,858
Illumina, Inc.*	7,972	1,530,185
INC Research Holdings, Inc., Class A*	3,700	179,487
Luminex Corp.*	3,300	70,587
Mettler-Toledo International, Inc.*	1,320	447,651
PAREXEL International Corp.*	2,508	170,845
PerkinElmer, Inc.	3,500	187,495
Quintiles Transnational Holdings, Inc.*	2,706	185,794
Sequenom, Inc.*	3,234	5,304

See Notes to Financial Statements.

1249

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Thermo Fisher Scientific, Inc.	18,628	$2,642,382
VWR Corp.*	6,200	175,522
Waters Corp.*	4,290	577,348

		6,527,236

Pharmaceuticals (5.2%)
AbbVie, Inc.	77,013	4,562,250
Akorn, Inc.*	3,700	138,047
Allergan plc*	42,642	13,325,625
Bristol-Myers Squibb Co.	136,574	9,394,925
Catalent, Inc.*	5,400	135,162
Depomed, Inc.*	2,706	49,060
Eli Lilly & Co.	60,400	5,089,304
Endo International plc*	2,978	182,313
Jazz Pharmaceuticals plc*	22,823	3,208,001
Johnson & Johnson	16,657	1,711,007
Mallinckrodt plc*	4,675	348,895
Medicines Co.*	2,772	103,507
Merck & Co., Inc.	15,000	792,300
Mylan N.V.*	18,654	1,008,622
Nektar Therapeutics*	11,200	188,720
Novartis AG (Registered)	37,621	3,215,715
Pacira Pharmaceuticals, Inc.*	48,656	3,736,294
Perrigo Co. plc	1,449	209,670
Prestige Brands Holdings, Inc.*	2,800	144,144
SciClone Pharmaceuticals, Inc.*	3,828	35,218
Sucampo Pharmaceuticals, Inc., Class A*	462	7,988
Teva Pharmaceutical Industries Ltd. (ADR)	56,231	3,691,003
Theravance, Inc.	3,432	36,173
Valeant Pharmaceuticals International, Inc.*	32,903	3,344,590
VIVUS, Inc.*	5,544	5,655
XenoPort, Inc.*	2,310	12,682
Zoetis, Inc.	25,047	1,200,252

		55,877,122

Total Health Care		215,194,260

Industrials (8.4%)
Aerospace & Defense (2.6%)
Aerojet Rocketdyne Holdings, Inc.*	3,036	47,544
B/E Aerospace, Inc.	5,190	219,900
Boeing Co.	90,576	13,096,384
General Dynamics Corp.	4,200	576,912
HEICO Corp.	3,093	168,136
Hexcel Corp.	4,620	214,599
Honeywell International, Inc.	35,726	3,700,142
Huntington Ingalls Industries, Inc.	2,244	284,651
L-3 Communications Holdings, Inc.	18,822	2,249,417
Lockheed Martin Corp.	9,030	1,960,865
Moog, Inc., Class A*	500	30,300
Northrop Grumman Corp.	2,700	509,787
Precision Castparts Corp.	1,263	293,029
Rockwell Collins, Inc.	5,338	492,697
Spirit AeroSystems Holdings, Inc., Class A*	5,500	275,385
TASER International, Inc.*	3,366	58,198
Teledyne Technologies, Inc.*	860	76,282

Textron, Inc.	69,220	$2,907,932
TransDigm Group, Inc.*	2,291	523,379
United Technologies Corp.	5,064	486,498

		28,172,037

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	7,729	479,353
Expeditors International of Washington, Inc.	9,954	448,925
FedEx Corp.	12,206	1,818,572
Hub Group, Inc., Class A*	1,254	41,319
United Parcel Service, Inc., Class B	33,039	3,179,343

		5,967,512

Airlines (1.0%)
Alaska Air Group, Inc.	14,904	1,199,921
American Airlines Group, Inc.	84,800	3,591,280
Delta Air Lines, Inc.	38,000	1,926,220
Southwest Airlines Co.	30,400	1,309,024
Spirit Airlines, Inc.*	2,600	103,610
United Continental Holdings, Inc.*	52,789	3,024,810

		11,154,865

Building Products (0.2%)
A.O. Smith Corp.	3,500	268,135
AAON, Inc.	2,449	56,866
Allegion plc	4,745	312,790
Fortune Brands Home & Security, Inc.	3,600	199,800
Lennox International, Inc.	2,244	280,275
Masco Corp.	16,812	475,780
USG Corp.*	5,096	123,782

		1,717,428

Commercial Services & Supplies (0.5%)
ADT Corp.	25,110	828,128
Cintas Corp.	4,472	407,175
Clean Harbors, Inc.*	2,244	93,463
Copart, Inc.*	7,615	289,446
Deluxe Corp.	2,310	125,987
Healthcare Services Group, Inc.	1,648	57,466
Interface, Inc.	2,838	54,319
Knoll, Inc.	3,960	74,448
MSA Safety, Inc.	1,495	64,988
Multi-Color Corp.	128	7,656
Pitney Bowes, Inc.	6,300	130,095
R.R. Donnelley & Sons Co.	8,500	125,120
Stericycle, Inc.*	4,818	581,051
Tyco International plc	64,820	2,067,110
U.S. Ecology, Inc.	858	31,265
Waste Management, Inc.	2,970	158,509

		5,096,226

Construction & Engineering (0.1%)
Fluor Corp.	14,097	665,660

Electrical Equipment (0.3%)
Acuity Brands, Inc.	1,716	401,201
AMETEK, Inc.	10,767	577,003
AZZ, Inc.	1,517	84,300
Emerson Electric Co.	20,794	994,577

See Notes to Financial Statements.

1250

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Generac Holdings, Inc.*	2,700	$80,379
Hubbell, Inc.	1,744	176,214
Rockwell Automation, Inc.	6,534	670,454
SolarCity Corp.*	2,200	112,244

		3,096,372

Industrial Conglomerates (0.9%)
3M Co.	28,890	4,351,990
Carlisle Cos., Inc.	1,600	141,904
Danaher Corp.	50,243	4,666,570
Raven Industries, Inc.	1,716	26,769
Roper Technologies, Inc.	2,233	423,801

		9,611,034

Machinery (0.9%)
Allison Transmission Holdings, Inc.	5,412	140,117
Caterpillar, Inc.	6,560	445,818
CLARCOR, Inc.	1,517	75,364
Cummins, Inc.	6,286	553,231
Deere & Co.	3,937	300,275
Donaldson Co., Inc.	8,711	249,657
Flowserve Corp.	21,438	902,111
Gorman-Rupp Co.	837	22,373
Graco, Inc.	3,042	219,237
Hillenbrand, Inc.	149	4,415
IDEX Corp.	3,696	283,151
Illinois Tool Works, Inc.	15,104	1,399,839
Ingersoll-Rand plc	2,400	132,696
Lincoln Electric Holdings, Inc.	3,194	165,737
Lindsay Corp.	660	47,784
Middleby Corp.*	2,574	277,657
Navistar International Corp.*	4,800	42,432
Nordson Corp.	3,247	208,295
Omega Flex, Inc.	98	3,235
PACCAR, Inc.	16,000	758,400
Parker-Hannifin Corp.	3,900	378,222
Pentair plc	10,255	507,930
RBC Bearings, Inc.*	1,188	76,733
Snap-on, Inc.	2,700	462,861
Stanley Black & Decker, Inc.	1,518	162,016
Tennant Co.	1,518	85,403
Toro Co.	2,772	202,550
Valmont Industries, Inc.	1,056	111,957
WABCO Holdings, Inc.*	3,036	310,461
Wabtec Corp.	16,434	1,168,786
Woodward, Inc.	3,168	157,323

		9,856,066

Professional Services (0.4%)
Advisory Board Co.*	1,716	85,131
CEB, Inc.	2,100	128,919
Equifax, Inc.	5,516	614,317
Exponent, Inc.	1,176	58,741
Huron Consulting Group, Inc.*	434	25,779
IHS, Inc., Class A*	3,326	393,898
Insperity, Inc.	1,716	82,625
Nielsen Holdings plc	45,038	2,098,771
Robert Half International, Inc.	8,719	411,014
Towers Watson & Co., Class A	1,200	154,152
Verisk Analytics, Inc.*	8,168	627,956
WageWorks, Inc.*	2,500	113,425

		4,794,728

Road & Rail (0.7%)
AMERCO	326	$126,977
Avis Budget Group, Inc.*	4,374	158,732
Canadian Pacific Railway Ltd.	7,900	1,008,040
Celadon Group, Inc.	122	1,207
CSX Corp.	11,900	308,805
Hertz Global Holdings, Inc.*	22,111	314,639
J.B. Hunt Transport Services, Inc.	5,097	373,916
Landstar System, Inc.	2,178	127,740
Old Dominion Freight Line, Inc.*	3,139	185,421
Union Pacific Corp.	56,234	4,397,499

		7,002,976

Trading Companies & Distributors (0.2%)
Fastenal Co.	15,052	614,423
HD Supply Holdings, Inc.*	7,900	237,237
Kaman Corp.	185	7,550
MSC Industrial Direct Co., Inc., Class A	2,442	137,411
NOW, Inc.*	5,890	93,180
United Rentals, Inc.*	4,356	315,984
W.W. Grainger, Inc.	3,107	629,447

		2,035,232

Total Industrials		89,170,136

Information Technology (31.1%)
Communications Equipment (1.6%)
Arista Networks, Inc.*	45,400	3,533,936
ARRIS Group, Inc.*	23,664	723,408
CommScope Holding Co., Inc.*	5,200	134,628
F5 Networks, Inc.*	4,488	435,156
Harris Corp.	2,223	193,179
Infinera Corp.*	6,798	123,180
InterDigital, Inc.	2,046	100,336
Ixia*	1,386	17,228
Juniper Networks, Inc.	18,700	516,120
Motorola Solutions, Inc.	9,797	670,605
NetScout Systems, Inc.*	1,320	40,524
Palo Alto Networks, Inc.*	54,565	9,611,079
QUALCOMM, Inc.	11,523	575,977
ShoreTel, Inc.*	1,980	17,523
ViaSat, Inc.*	1,558	95,054

		16,787,933

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	14,994	783,137
Badger Meter, Inc.	1,188	69,605
Belden, Inc.	2,200	104,896
CDW Corp.	6,100	256,444
Cognex Corp.	3,802	128,394
Daktronics, Inc.	1,782	15,539
Dolby Laboratories, Inc., Class A	11,549	388,624
DTS, Inc.*	924	20,864
FEI Co.	2,000	159,580
Fitbit, Inc., Class A*	1,800	53,262
FLIR Systems, Inc.	4,405	123,648
IPG Photonics Corp.*	1,800	160,488
Jabil Circuit, Inc.	7,300	170,017
Keysight Technologies, Inc.*	6,661	188,706
MTS Systems Corp.	330	20,925
National Instruments Corp.	4,290	123,080

See Notes to Financial Statements.

1251

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

OSI Systems, Inc.*	660	$58,516
TE Connectivity Ltd.	37,873	2,446,974
Universal Display Corp.*	1,518	82,640
Zebra Technologies Corp., Class A*	2,500	174,125

		5,529,464

Internet Software & Services (9.1%)
Akamai Technologies, Inc.*	16,812	884,816
Alibaba Group Holding Ltd. (ADR)*	69,298	5,631,848
Alphabet, Inc., Class A*	31,396	24,426,402
Alphabet, Inc., Class C*	29,782	22,600,964
comScore, Inc.*	990	40,738
Constant Contact, Inc.*	1,914	55,965
Cornerstone OnDemand, Inc.*	2,640	91,159
CoStar Group, Inc.*	1,642	339,385
Demandware, Inc.*	2,100	113,337
eBay, Inc.*	58,715	1,613,488
Facebook, Inc., Class A*	336,500	35,218,090
GoDaddy, Inc., Class A*	5,300	169,918
GrubHub, Inc.*	100	2,420
IAC/InterActiveCorp	3,400	204,170
j2 Global, Inc.	2,200	181,104
LinkedIn Corp., Class A*	10,272	2,312,022
LivePerson, Inc.*	630	4,253
NIC, Inc.	992	19,523
Pandora Media, Inc.*	7,787	104,424
Rackspace Hosting, Inc.*	3,894	98,596
Stamps.com, Inc.*	726	79,577
Tencent Holdings Ltd. (ADR)	48,600	953,532
Twitter, Inc.*	38,680	895,055
VeriSign, Inc.*	4,732	413,388
XO Group, Inc.*	1,518	24,379
Yelp, Inc.*	1,800	51,840
Zillow Group, Inc., Class A*	2,200	57,288
Zillow Group, Inc., Class C*	4,400	103,312

		96,690,993

IT Services (4.9%)
Accenture plc, Class A	28,444	2,972,398
Alliance Data Systems Corp.*	2,765	764,716
Automatic Data Processing, Inc.	17,587	1,489,971
Black Knight Financial Services, Inc., Class A*	3,700	122,322
Booz Allen Hamilton Holding Corp.	864	26,654
Broadridge Financial Solutions, Inc.	5,559	298,685
Cardtronics, Inc.*	660	22,209
Cass Information Systems, Inc.	399	20,532
Cognizant Technology Solutions Corp., Class A*	56,874	3,413,577
CoreLogic, Inc.*	4,400	148,984
DST Systems, Inc.	1,300	148,278
EPAM Systems, Inc.*	2,300	180,826
Euronet Worldwide, Inc.*	2,400	173,832
ExlService Holdings, Inc.*	792	35,584
Fidelity National Information Services, Inc.	5,706	345,784
Fiserv, Inc.*	11,000	1,006,060
FleetCor Technologies, Inc.*	4,106	586,871

Forrester Research, Inc.	858	$24,436
Gartner, Inc.*	4,732	429,192
Genpact Ltd.*	6,534	163,219
Global Payments, Inc.	6,240	402,542
Hackett Group, Inc.	2,178	35,000
Heartland Payment Systems, Inc.	302	28,636
International Business Machines Corp.	23,449	3,227,051
Jack Henry & Associates, Inc.	3,828	298,814
Lionbridge Technologies, Inc.*	6,204	30,462
MasterCard, Inc., Class A	63,430	6,175,545
MAXIMUS, Inc.	3,867	217,519
NeuStar, Inc., Class A*	2,904	69,609
Paychex, Inc.	13,973	739,032
PayPal Holdings, Inc.*	78,115	2,827,763
Sabre Corp.	5,200	145,444
Syntel, Inc.*	3,696	167,244
Total System Services, Inc.	6,402	318,820
Vantiv, Inc., Class A*	5,000	237,100
VeriFone Systems, Inc.*	5,500	154,110
Visa, Inc., Class A	317,178	24,597,154
Western Union Co.	31,387	562,141
WEX, Inc.*	1,782	157,529

		52,765,645

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	28,906	82,960
Ambarella, Inc.*	1,400	78,036
Analog Devices, Inc.	13,373	739,794
Applied Materials, Inc.	39,710	741,386
ASML Holding N.V. (N.Y. Shares)	6,500	577,005
Atmel Corp.	22,504	193,759
Avago Technologies Ltd.	24,195	3,511,904
Broadcom Corp., Class A	75,693	4,376,569
Cabot Microelectronics Corp.*	140	6,129
Cavium, Inc.*	2,400	157,704
Cree, Inc.*	51,560	1,375,105
Exar Corp.*	198	1,214
Integrated Device Technology, Inc.*	7,100	187,085
Intel Corp.	50,131	1,727,013
KLA-Tencor Corp.	7,500	520,125
Lam Research Corp.	22,500	1,786,950
Linear Technology Corp.	12,633	536,524
Maxim Integrated Products, Inc.	4,660	177,080
Microchip Technology, Inc.	9,715	452,136
Micron Technology, Inc.*	6,700	94,872
Microsemi Corp.*	4,900	159,691
Monolithic Power Systems, Inc.	2,676	170,488
NVE Corp.	264	14,832
NXP Semiconductors N.V.*	8,400	707,738
ON Semiconductor Corp.*	18,500	181,300
Power Integrations, Inc.	1,848	89,868
Qorvo, Inc.*	6,950	353,755
Rambus, Inc.*	5,940	68,845
Semtech Corp.*	3,234	61,187
Silicon Laboratories, Inc.*	3,100	150,474
Skyworks Solutions, Inc.	9,895	760,233
SunEdison, Inc.*	11,700	59,553
SunPower Corp.*	4,900	147,049
Synaptics, Inc.*	1,800	144,612

See Notes to Financial Statements.

1252

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Texas Instruments, Inc.	48,481	$2,657,244
Xilinx, Inc.	3,577	168,012

		23,218,231

Software (8.5%)
ACI Worldwide, Inc.*	2,300	49,220
Activision Blizzard, Inc.	135,000	5,225,850
Adobe Systems, Inc.*	98,530	9,255,908
American Software, Inc., Class A	192	1,955
ANSYS, Inc.*	1,800	166,500
Aspen Technology, Inc.*	4,026	152,022
Autodesk, Inc.*	33,233	2,024,887
Blackbaud, Inc.	1,300	85,618
Bottomline Technologies de, Inc.*	1,727	51,344
Cadence Design Systems, Inc.*	12,605	262,310
CDK Global, Inc.	8,095	384,270
Citrix Systems, Inc.*	38,667	2,925,159
CommVault Systems, Inc.*	2,046	80,510
Electronic Arts, Inc.*	71,815	4,935,127
Ellie Mae, Inc.*	26,300	1,584,049
Epiq Systems, Inc.	1,981	25,892
FireEye, Inc.*	6,400	132,736
Fortinet, Inc.*	5,610	174,864
Guidewire Software, Inc.*	2,838	170,734
Interactive Intelligence Group, Inc.*	726	22,811
Intuit, Inc.	12,533	1,209,434
Manhattan Associates, Inc.*	3,500	231,595
Microsoft Corp.#	297,549	16,508,018
Mobileye N.V.*	9,400	397,432
NetSuite, Inc.*	10,900	922,358
Nuance Communications, Inc.*	15,000	298,350
Oracle Corp.	88,584	3,235,973
Pegasystems, Inc.	2,508	68,970
PROS Holdings, Inc.*	660	15,206
PTC, Inc.*	8,843	306,233
Qlik Technologies, Inc.*	3,300	104,478
Red Hat, Inc.*	18,436	1,526,685
salesforce.com, Inc.*	234,061	18,350,382
ServiceNow, Inc.*	101,196	8,759,526
SolarWinds, Inc.*	2,855	168,159
Solera Holdings, Inc.	3,100	169,973
Splunk, Inc.*	5,634	331,335
SS&C Technologies Holdings, Inc.	3,564	243,314
Synchronoss Technologies, Inc.*	1,122	39,528
Synopsys, Inc.*	3,300	150,513
Tableau Software, Inc., Class A*	49,400	4,654,468
Tyler Technologies, Inc.*	2,046	356,659
Ultimate Software Group, Inc.*	18,654	3,647,044
VASCO Data Security International, Inc.*	1,452	24,292
Verint Systems, Inc.*	2,700	109,512
VMware, Inc., Class A*	4,016	227,185
Workday, Inc., Class A*	10,312	821,660
Zix Corp.*	6,336	32,187

		90,622,235

Technology Hardware, Storage & Peripherals (4.3%)
3D Systems Corp.*	4,422	38,427
Apple, Inc.	361,478	38,049,175
Diebold, Inc.	4,000	120,360

Electronics for Imaging, Inc.*	3,500	$163,590
EMC Corp.	9,965	255,901
SanDisk Corp.	60,911	4,628,627
Seagate Technology plc	61,279	2,246,488
Silicon Graphics International Corp.*	198	1,168
Western Digital Corp.	3,000	180,150

		45,683,886

Total Information Technology		331,298,387

Materials (2.9%)
Chemicals (2.3%)
Air Products and Chemicals, Inc.	8,200	1,066,902
Airgas, Inc.	1,568	216,886
Axalta Coating Systems Ltd.*	4,700	125,255
Balchem Corp.	85	5,168
Calgon Carbon Corp.	2,156	37,191
Celanese Corp.	25,103	1,690,185
CF Industries Holdings, Inc.	11,000	448,910
Chemtura Corp.*	6,200	169,074
Chermours Co.	3,898	20,893
Dow Chemical Co.	59,906	3,083,961
E.I. du Pont de Nemours & Co.	19,491	1,298,101
Ecolab, Inc.	13,140	1,502,953
FMC Corp.	6,621	259,080
H.B. Fuller Co.	400	14,588
International Flavors & Fragrances, Inc.	4,224	505,359
LyondellBasell Industries N.V., Class A	17,951	1,559,942
Monsanto Co.	20,017	1,972,075
NewMarket Corp.	462	175,897
OMNOVA Solutions, Inc.*	2,530	15,509
Platform Specialty Products Corp.*	5,800	74,414
PolyOne Corp.	4,686	148,827
PPG Industries, Inc.	12,884	1,273,197
Praxair, Inc.	11,193	1,146,163
RPM International, Inc.	5,478	241,361
Sherwin-Williams Co.	26,446	6,865,382
Valspar Corp.	4,290	355,855
W.R. Grace & Co.*	3,102	308,928

		24,582,056

Construction Materials (0.2%)
Eagle Materials, Inc.	2,161	130,589
Martin Marietta Materials, Inc.	1,106	151,058
Vulcan Materials Co.	18,700	1,775,939

		2,057,586

Containers & Packaging (0.2%)
AptarGroup, Inc.	2,112	153,437
Avery Dennison Corp.	3,900	244,374
Ball Corp.	7,919	575,949
Crown Holdings, Inc.*	500	25,350
Graphic Packaging Holding Co.	15,179	194,746
Owens-Illinois, Inc.*	5,610	97,726
Packaging Corp. of America	4,356	274,646
Sealed Air Corp.	8,645	385,567
Silgan Holdings, Inc.	1,008	54,150

		2,005,945

See Notes to Financial Statements.

1253

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Metals & Mining (0.1%)
Compass Minerals International, Inc.	1,782	$134,131
Freeport-McMoRan, Inc.	17,786	120,411
Nucor Corp.	19,997	805,879
Southern Copper Corp.	5,612	146,586
Worthington Industries, Inc.	700	21,098

		1,228,105

Paper & Forest Products (0.1%)
International Paper Co.	18,595	701,031

Total Materials		30,574,723

Telecommunication Services (1.1%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	63,647	2,190,093
Level 3 Communications, Inc.*	3,020	164,167
Verizon Communications, Inc.	172,413	7,968,929
Windstream Holdings, Inc.	4,129	26,591
Zayo Group Holdings, Inc.*	5,800	154,222

		10,504,002

Wireless Telecommunication Services (0.1%)
SBA Communications Corp., Class A*	2,966	311,638
T-Mobile US, Inc.*	21,200	829,344

		1,140,982

Total Telecommunication Services		11,644,984

Utilities (0.0%)
Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.*	6,900	99,843

Multi-Utilities (0.0%)
Dominion Resources, Inc.	2,300	155,572

Total Utilities		255,415

Total Common Stocks (98.6%) (Cost $674,132,263)		1,049,752,120

RIGHTS:
Health Care (0.0%)
Health Care Equipment & Supplies (0.0%)
Wright Medical Group N.V., expiring 3/1/19*	22,047	$22,268

Pharmaceuticals (0.0%)
Furiex Pharmaceutials, Inc. (Contingent Value Shares) (b)*†	594	—

Total Rights (0.0%) (Cost $—)		22,268

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	11,572,741	11,572,741

Total Short-Term Investment (1.1%) (Cost $11,572,741)		11,572,741

Total Investments (99.7%) (Cost $685,705,004)		1,061,347,129
Other Assets Less Liabilities (0.3%)		3,306,727

Net Assets (100%)		$1,064,653,856

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,442,480.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	9	March-16	$842,685	$825,795	$(16,890)
S&P 500 E-Mini Index	7	March-16	717,742	712,390	(5,352)
S&P MidCap 400 E-Mini Index	5	March-16	698,867	696,750	(2,117)

					$(24,359)

See Notes to Financial Statements.

1254

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$239,856,971	$—	$—		$239,856,971
Consumer Staples	68,253,516	—	—		68,253,516
Energy	15,834,759	—	—		15,834,759
Financials	47,668,969	—	—		47,668,969
Health Care	211,978,545	3,215,715	—		215,194,260
Industrials	89,170,136	—	—		89,170,136
Information Technology	331,298,387	—	—		331,298,387
Materials	30,574,723	—	—		30,574,723
Telecommunication Services	11,644,984	—	—		11,644,984
Utilities	255,415	—	—		255,415
Rights
Health Care	22,268	—	—	(a)	22,268
Short-Term Investments	11,572,741	—	—		11,572,741

Total Assets	$1,058,131,414	$3,215,715	$—		$1,061,347,129

Liabilities:
Futures	$(24,359)	$—	$—		$(24,359)

Total Liabilities	$(24,359)	$—	$—		$(24,359)

Total	$1,058,107,055	$3,215,715	$—		$1,061,322,770

(a) Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(24,359	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1255

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$305,652	$305,652

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(84,752)	$(84,752)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $3,650,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$712,124,428
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$812,849,178

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$390,631,444
Aggregate gross unrealized depreciation	(21,602,481)

Net unrealized appreciation	$369,028,963

Federal income tax cost of investments	$692,318,166

For the year ended December 31, 2015, the Portfolio incurred approximately $3,372 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

1256

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $685,705,004)	$1,061,347,129
Cash	2,899,435
Receivable for securities sold	2,492,335
Dividends, interest and other receivables	681,816
Other assets	3,445

Total assets	1,067,424,160

LIABILITIES
Payable for securities purchased	1,705,383
Investment management fees payable	528,557
Distribution fees payable – Class IA	209,235
Administrative fees payable	113,036
Trustees’ fees payable	25,769
Due to broker for futures variation margin	23,703
Distribution fees payable – Class IB	17,496
Accrued expenses	147,125

Total liabilities	2,770,304

NET ASSETS	$1,064,653,856

Net assets were comprised of:
Paid in capital	$1,482,081,016
Accumulated undistributed net investment income (loss)	521,907
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(793,566,485)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	375,617,418

Net assets	$1,064,653,856

Class IA
Net asset value, offering and redemption price per share, $977,594,004 / 21,304,071 shares outstanding (unlimited amount authorized: $0.01 par value)	$45.89

Class IB
Net asset value, offering and redemption price per share, $81,898,190 / 1,817,676 shares outstanding (unlimited amount authorized: $0.01 par value)	$45.06

Class K
Net asset value, offering and redemption price per share, $5,161,662 / 112,811 shares outstanding (unlimited amount authorized: $0.01 par value)	$45.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $27,129 foreign withholding tax)	$12,713,228
Interest	10,067

Total income	12,723,295

EXPENSES
Investment management fees	6,469,568
Distribution fees – Class IA	2,559,396
Administrative fees	1,378,755
Distribution fees – Class IB	214,201
Custodian fees	163,000
Professional fees	56,087
Printing and mailing expenses	55,271
Trustees’ fees	22,329
Offering costs	10,509
Miscellaneous	22,056

Total expenses	10,951,172

NET INVESTMENT INCOME (LOSS)	1,772,123

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	89,264,850
Futures	305,652
Foreign currency transactions	(3,241)

Net realized gain (loss)	89,567,261

Change in unrealized appreciation (depreciation) on:
Investments	(46,541,627)
Futures	(84,752)
Foreign currency translations	(348)

Net change in unrealized appreciation (depreciation)	(46,626,727)

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,940,534

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,712,657

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,772,123	$1,307,405
Net realized gain (loss) on investments, futures and foreign currency transactions	89,567,261	69,879,804
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(46,626,727)	41,672,049

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,712,657	112,859,258

DIVIDENDS:
Dividends from net investment income
Class IA	(1,607,751)	(999,740)
Class IB	(133,954)	(82,050)
Class K	(21,302)	(23,849)

TOTAL DIVIDENDS:	(1,763,007)	(1,105,639)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 317,154 and 265,717 shares, respectively ]	14,574,167	11,040,848
Capital shares issued in reinvestment of dividends [ 35,601 and 22,531 shares, respectively ]	1,607,751	999,740
Capital shares repurchased [ (2,345,925) and (2,733,258) shares, respectively ]	(107,824,709)	(114,103,339)

Total Class IA transactions	(91,642,791)	(102,062,751)

Class IB
Capital shares sold [ 245,436 and 202,329 shares, respectively ]	11,104,278	8,272,292
Capital shares issued in reinvestment of dividends [ 3,021 and 1,883 shares, respectively ]	133,954	82,050
Capital shares repurchased [ (372,126) and (450,932) shares, respectively ]	(16,746,759)	(18,382,848)

Total Class IB transactions	(5,508,527)	(10,028,506)

Class K
Capital shares sold [ 27,904 and 21,624 shares, respectively ]	1,281,686	899,249
Capital shares issued in reinvestment of dividends [ 473 and 537 shares, respectively ]	21,302	23,849
Capital shares repurchased [ (71,729) and (70,637) shares, respectively ]	(3,335,184)	(2,892,254)

Total Class K transactions	(2,032,196)	(1,969,156)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(99,183,514)	(114,060,413)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,233,864)	(2,306,794)
NET ASSETS:
Beginning of year	1,120,887,720	1,123,194,514

End of year (a)	$1,064,653,856	$1,120,887,720

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$521,907	$622,570

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$44.20		$39.98	$29.17	$25.60	$27.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.05	0.03	0.06	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.70		4.21	10.82	3.58	(1.73)

Total from investment operations	1.77		4.26	10.85	3.64	(1.67)

Less distributions:
Dividends from net investment income	(0.08)		(0.04)	(0.04)	(0.07)	(0.05)

Net asset value, end of year	$45.89		$44.20	$39.98	$29.17	$25.60

Total return	4.00	%(aa)	10.66%	37.21%	14.21%	(6.12)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$977,594		$1,029,733	$1,029,123	$849,059	$833,975
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.98%		1.03%	1.03%	1.00%	0.74%
Before fees paid indirectly (f)	0.98%		1.03%	1.03%	1.01%	0.75%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.16%		0.12%	0.09%	0.23%	0.21%
Before fees paid indirectly (f)	0.16%		0.12%	0.09%	0.22%	0.20%
Portfolio turnover rate^	65%		54%	72%	72%	74%

Class IB	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$43.40		$39.25	$28.65	$25.15	$26.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.05	0.03	0.06	(0.01)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.66		4.14	10.61	3.51	(1.69)

Total from investment operations	1.73		4.19	10.64	3.57	(1.70)

Less distributions:
Dividends from net investment income	(0.07)		(0.04)	(0.04)	(0.07)	—

Net asset value, end of year	$45.06		$43.40	$39.25	$28.65	$25.15

Total return	4.00	%(bb)	10.68%	37.14%	14.19%	(6.33)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$81,898		$84,253	$85,890	$559,267	$558,736
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.98%		1.03%	1.03%	1.00%	0.99%
Before fees paid indirectly (f)	0.98%		1.03%	1.03%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.16%		0.12%	0.11%	0.22%	(0.04)%
Before fees paid indirectly (f)	0.16%		0.12%	0.10%	0.22%	(0.05)%
Portfolio turnover rate^	65%		54%	72%	72%	74%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,					August 26, 2011* to December 31, 2011
	2015		2014	2013	2012
Net asset value, beginning of period	$44.20		$39.98	$29.17	$25.60	$24.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19		0.15	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.56		4.22	10.83	3.59	0.77

Total from investment operations	1.75		4.37	10.95	3.71	0.80

Less distributions:
Dividends from net investment income	(0.19)		(0.15)	(0.14)	(0.14)	(0.05)

Net asset value, end of period	$45.76		$44.20	$39.98	$29.17	$25.60

Total return (b)	3.97	%(cc)	10.94%	37.55%	14.50%	3.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,162		$6,902	$8,181	$6,404	$10,092
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.73%		0.78%	0.78%	0.75%	0.74%
Before fees paid indirectly (a)(f)	0.73%		0.78%	0.78%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.41%		0.36%	0.34%	0.43%	0.37%
Before fees paid indirectly (a)(f)	0.41%		0.36%	0.34%	0.42%	0.37%
Portfolio turnover rate^	65%		54%	72%	72%	74%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.81%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.79%.

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	DoubleLine Capital LP

➢	Pacific Investment Management Company LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.21%	2.56%	4.09%
Portfolio – Class IB Shares	0.11	2.51	3.94
Portfolio – Class K Shares*	0.44	N/A	2.06
Barclays U.S. Intermediate Government/Credit Bond Index	1.07	2.58	4.04
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.11% for the year ended December 31, 2015. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, returned 1.07% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Portfolio performance during the period benefitted from allocation within Investment Grade credit, where positioning included an overweight in Financials and an underweight in Industrials and Utilities.

•	Towards the tail end of the year, propelled by a strong demand with low supply, an allocation to U.S. municipals aided performance.

•

A tactical long U.S. dollar position against the euro and the yen as well as a basket of emerging market currencies, which was facilitated through currency forwards, added to performance as they depreciated against the dollar.

•	An allocation to European peripheral duration, partially through the use of futures, particularly in Italy, added value as rates rallied in the region.

•	Exposure to non-Agency mortgages, which benefitted from the on-going housing recovery, added to performance.

•	An underweight to Agency mortgage-backed securities, as spreads widened throughout the year, was also positive.

What hurt performance during the year:

•	An underweight U.S. duration position was a key detractor from performance.

•	U.S. breakeven positioning detracted from performance as U.S inflation expectations continued to drift lower with oil prices.

•	An allocation to the high-yield sector was detrimental as spreads widened significantly over the year

•	An allocation to German duration, partially facilitated through futures and options, detracted as rates were choppy over the year and generally rose for longer-dated maturities.

Portfolio Characteristics As of December 31, 2015
Weighted Average Life (Years)	5.77
Weighted Average Coupon (%)	3.01
Weighted Average Modified Duration (Years)*	4.44
Weighted Average Rating**	A	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1261

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2015	% of Net Assets
Government Securities	61.2%
Asset-Backed and Mortgage-Backed Securities	18.0
Financials	11.4
Health Care	2.4
Consumer Discretionary	1.8
Energy	1.6
Information Technology	1.5
Industrials	1.5
Telecommunication Services	1.4
Utilities	1.4
Consumer Staples	1.1
Investment Company	0.8
Materials	0.4
Options Purchased	0.0 #
Cash and Other	(4.5)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$999.50	$4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.58	4.67
Class IB
Actual	1,000.00	999.50	4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.58	4.67
Class K
Actual	1,000.00	1,000.76	3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.85	3.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (18.0%)
Asset-Backed Securities (7.0%)
Apidos CDO V, Series 2007-5A B 1.020%, 4/15/21 (l)§		$300,000	$286,289
Apidos CLO XVI,
Series 2013-16A A1 1.765%, 1/19/25 (l)§		250,000	247,321
Series 2013-16A B 3.115%, 1/19/25 (l)§		250,000	240,699
Apidos Quattro CDO, Series 2006-QA A 0.567%, 1/20/19 (l)§		10,850	10,845
Ares XXX CLO Ltd., Series 2014-30A A2 1.167%, 4/20/23 (l)§		198,326	196,583
B2R Mortgage Trust,
Series 2015-1 A1 2.524%, 5/15/48§		97,817	95,406
Series 2015-2 A 3.336%, 11/15/48§		99,822	99,507
Betony CLO Ltd.,
Series 2015-1A C 3.471%, 4/15/27 (l)§		500,000	487,078
Series 2015-1A D 3.921%, 4/15/27 (l)§		500,000	452,107
BlueMountain CLO Ltd.,
Series 2013-1A A1 1.562%, 5/15/25 (l)§		250,000	246,814
Series 2014-4A B1 2.812%, 11/30/26 (l)§		500,000	499,993
Series 2015-2A D 3.826%, 7/18/27 (l)§		250,000	227,073
Bosphorus CLO, Series 1X A 1.077%, 11/10/23 (l)(m)	EUR	268,516	290,580
Bridgeport CLO II Ltd., Series 2007-2A A1 0.763%, 6/18/21 (l)§		$873,254	854,685
Cadogan Square CLO IV B.V., Series 4X A 0.279%, 7/24/23 (l)(m)	EUR	446,578	480,444
Canyon Capital CLO Ltd.,
Series 2012-1A C 3.121%, 1/15/24 (l)§		$250,000	236,784
Series 2014-1A C 3.574%, 4/30/25 (l)§		250,000	211,388
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-1A AR 1.547%, 4/20/22 (l)§		900,000	897,500
Cent CLO Ltd., Series 2013-19A AR 1.654%, 10/29/25 (l)§		250,000	247,110
Chapel B.V., Series 2007 A2 0.308%, 7/17/66 (l)(m)	EUR	543,940	547,620
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3 M1 0.712%, 10/25/36 (l)		$5,000,000	4,453,003
Colony American Homes, Series 2015-1A A 1.550%, 7/17/32 (l)§		99,872	97,559
Cordatus CLO I plc, Series 2006-1X A1 0.283%, 1/30/24 (l)(m)	EUR	588,591	632,370
Cork Street CLO Designated Activity Co.,
Series 1A A1BE 1.350%, 11/27/28 (b)(l)§		500,000	543,373
DB Master Finance LLC,
Series 2015-1A A2I 3.262%, 2/20/45§		$1,985,000	1,998,895
Series 2015-1A A2II 3.980%, 2/20/45§		1,985,000	1,983,015
Dell Equipment Finance Trust,
Series 2015-2 A1 0.530%, 10/24/16§		298,150	298,077
Series 2015-2 A2B 1.313%, 12/22/17 (l)§		400,000	400,000
Dorchester Park CLO Ltd.,
Series 2015-1A C 3.479%, 1/20/27 (l)§		250,000	242,015
Series 2015-1A D 3.829%, 1/20/27 (l)§		250,000	240,012
EFS Volunteer LLC, Series 2010-1 A1 1.170%, 10/26/26 (l)§		149,974	149,920
Ford Credit Floorplan Master Owner Trust,
Series 2012-5 C 2.140%, 9/15/19		218,000	218,781
GSAA Home Equity Trust,
Series 2006-5 2A1 0.492%, 3/25/36 (l)		22,196	12,754
Series 2007-10 A2A 6.500%, 11/25/37		3,641,080	2,572,943
Series 2007-8 A2 0.772%, 8/25/37 (l)		951,649	833,199
Invitation Homes Trust, Series 2015-SFR3 A 1.651%, 8/17/32 (l)§		99,394	97,357
Jamestown CLO VI Ltd., Series 2015-6A A1A 1.970%, 2/20/27 (l)§		500,000	495,457
LCM IX LP, Series 9A A 1.521%, 7/14/22 (l)§		522,093	518,884
Lockwood Grove CLO Ltd., Series 2014-1A A1 1.690%, 1/25/24 (l)§		1,900,000	1,890,646
Madison Park Funding IV Ltd.,
Series 2007-4A A1A 0.806%, 3/22/21 (l)§		233,321	229,555
Series 2007-4A A2 0.816%, 3/22/21 (l)§		236,657	232,012
Madison Park Funding XVI Ltd.,
Series 2015-16A B 3.267%, 4/20/26 (l)§		500,000	489,885
Magnetite VIII Ltd., Series 2014-8A C 3.421%, 4/15/26 (l)§		250,000	247,887

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Magnetite XII Ltd., Series 2015-12A A1A 1.820%, 4/15/27 (l)§	$250,000	$248,331
Mercedes-Benz Auto Receivables Trust,
Series 2015-1 A1 0.390%, 8/15/16	461,953	461,889
Navient Private Education Loan Trust,
Series 2014-CTA B 2.081%, 10/17/44 (l)§	100,000	94,773
Nomura Home Equity Loan, Inc.,
Series 2007-1 2A1A 0.582%, 2/25/37 (l)	4,554,090	3,167,162
OHA Credit Partners VI Ltd.,
Series 2012-6A AR 1.582%, 5/15/23 (l)§	990,864	985,937
OneMain Financial Issuance Trust,
Series 2015-1A A 3.190%, 3/18/26§	155,000	154,365
Series 2015-1A B 3.850%, 3/18/26§	500,000	500,340
OZLM VI Ltd., Series 2014-6A A2A 2.465%, 4/17/26 (l)§	250,000	245,929
OZLM XI Ltd., Series 2015-11A A1A 1.872%, 1/30/27 (l)§	250,000	247,774
Series 2015-11A A2A 2.572%, 1/30/27 (l)§	250,000	242,192
Penarth Master Issuer plc, Series 2015-2A A1 0.760%, 5/18/19 (l)§	900,000	897,652
Progress Residential Trust, Series 2015-SFR1 A 1.760%, 2/17/32 (l)§	100,000	98,549
Series 2015-SFR2 A 2.740%, 6/12/32§	100,000	97,673
RAMP Trust, Series 2005-RS9 AI4 0.742%, 11/25/35 (l)	2,115,638	1,754,862
RASC Trust, Series 2007-KS3 AI3 0.672%, 4/25/37 (l)	4,500,000	4,125,209
Santander Drive Auto Receivables Trust,
Series 2015-4 A2A 1.200%, 12/17/18	900,000	897,565
Scholar Funding Trust,
Series 2011-A A 1.223%, 10/28/43 (l)§	284,974	272,788
Series 2013-A A 1.072%, 1/30/45 (l)§	258,168	248,591
Sierra CLO II Ltd., Series 2006-2A A2L 0.750%, 1/22/21 (l)§	250,000	248,403
SLM Private Credit Student Loan Trust,
Series 2003-B A2 0.912%, 3/15/22 (l)	99,080	97,180
Series 2004-B A2 0.712%, 6/15/21 (l)	86,971	86,558
Series 2005-A A3 0.712%, 6/15/23 (l)	144,617	141,253
Series 2006-B A5 0.782%, 12/15/39 (l)	120,000	106,608
Series 2006-C A4 0.682%, 3/15/23 (l)	60,877	60,260
SLM Private Education Loan Trust,
Series 2011-B A3 2.581%, 6/16/42 (l)§	200,000	206,786
Series 2011-C A2A 3.580%, 10/17/44 (l)§	200,000	208,116
Series 2012-A A1 1.730%, 8/15/25 (l)§	44,299	44,462
Series 2012-C A1 1.431%, 8/15/23 (l)§	44,723	44,768
Series 2012-C A2 3.310%, 10/15/46§	805,000	823,298
Series 2012-E A1 1.081%, 10/16/23 (l)§	44,729	44,710
Series 2012-E A2B 2.081%, 6/15/45 (l)§	320,000	326,002
Series 2013-A A1 0.930%, 8/15/22 (l)§	250,873	250,332
Series 2013-B A2A 1.850%, 6/17/30§	405,000	394,875
Series 2013-C A2A 2.940%, 10/15/31§	485,000	488,255
Series 2013-C A2B 1.730%, 10/15/31 (l)§	200,000	199,728
Series 2014-A A1 0.930%, 7/15/22 (l)§	325,794	324,941
Series 2014-A A2B 1.481%, 1/15/26 (l)§	315,000	313,026
SMB Private Education Loan Trust,
Series 2015-B A3 2.081%, 5/17/32 (l)§	100,000	99,595
Series 2015-B B 3.500%, 12/17/40§	100,000	91,755
SoFi Professional Loan Program,
Series 2014-A A1 2.022%, 6/25/25 (l)§	305,826	308,692
Series 2015-A A2B 2.420%, 3/25/30§	122,325	120,334
Series 2015-B A1 1.472%, 4/25/35 (l)§	87,940	86,885
Series 2015-B A2B 2.510%, 9/27/32§	104,578	103,757
Springleaf Funding Trust, Series 2015-AA A 3.160%, 11/15/24§	535,000	530,988
Stone Tower CLO VI Ltd., Series 2007-6A A2A 0.535%, 4/17/21 (l)§	197,419	195,953
Structured Asset Receivables Trust,
Series 2003-2A CTFS 1.989%, 1/21/11 (b)(l)§†	976	732
SWAY Residential Trust, Series 2014-1 A 1.651%, 1/17/32 (l)§	133,825	131,560
Symphony CLO XI Ltd., Series 2013-11A C 3.465%, 1/17/25 (l)§	500,000	497,493
Tricon American Homes Trust,
Series 2015-SFR1 A 1.567%, 5/17/32 (l)§	100,000	97,566

See Notes to Financial Statements.

1264

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Vibrant CLO Ltd. 2012-1, Series 2012-1A A1AR 1.655%, 7/17/24 (l)§	$500,000	$500,005
Washington Mill CLO Ltd., Series 2014-1A A1 1.817%, 4/20/26 (l)§	250,000	246,597

		47,896,479

Non-Agency CMO (11.0%)
Aire Valley Mortgages plc, Series 2006-1A 1A 0.790%, 9/20/66 (l)§	182,731	174,612
Alternative Loan Trust,
Series 2006-OA22 A1 0.582%, 2/25/47 (l)	93,361	76,863
Series 2006-OA6 1A2 0.632%, 7/25/46 (l)	55,114	46,519
Series 2007-OH1 A1D 0.431%, 4/25/47 (l)	106,012	76,566
American Home Mortgage Investment Trust,
Series 2004-3 5A 2.314%, 10/25/34 (l)	27,998	27,948
Banc of America Commercial Mortgage Trust,
Series 2007-1 A4 5.451%, 1/15/49	123,072	126,760
Banc of America Commercial Mortgage, Inc.,
Series 2006-5 AM 5.448%, 9/10/47	69,000	70,066
Series 2006-6 AM 5.390%, 10/10/45	300,000	305,527
Series 2007-1 AM 5.416%, 1/15/49§	300,000	307,070
Series 2007-1 AMFX 5.482%, 1/15/49 (l)	16,000	16,381
Series 2007-3 A1A 5.558%, 6/10/49 (l)	164,738	171,353
Series 2007-3 A4 5.558%, 6/10/49 (l)	284,355	293,040
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.588%, 6/24/50 (l)§	662,811	675,073
BBCCRE Trust, Series 2015-GTP A 3.966%, 8/10/33§	900,000	913,882
BBCMS Trust,
Series 2015-RRI A 1.481%, 5/15/32 (l)§	900,000	887,421
Series 2015-SRCH A1 3.312%, 8/10/35 (b)§	100,000	99,679
Series 2015-SRCH XA 1.122%, 8/10/35 IO (b)(l)§	1,000,000	82,660
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§	2,277,000	109,849
Series 2012-TFT A 2.892%, 6/5/30§	152,000	149,274
Bear Stearns ARM Trust,
Series 2004-8 11A2 2.779%, 11/25/34 (l)	800,198	801,634
Series 2005-1 2A1 2.686%, 3/25/35 (l)	403,167	388,778
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW15 A1A 5.317%, 2/11/44	120,854	123,996
Series 2007-PW16 AM 5.722%, 6/11/40 (l)	29,000	30,172
Series 2007-PW17 A1A 5.650%, 6/11/50 (l)	119,873	124,854
CD Commercial Mortgage Trust, Series 2007-CD4 AMFX 5.366%, 12/11/49 (l)	238,000	242,112
CD Mortgage Trust, Series 2006-CD3 AM 5.648%, 10/15/48	120,000	122,067
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH A 1.730%, 12/15/27 (l)§	110,000	108,502
Chase Mortgage Finance Trust,
Series 2005-S2 A15 5.500%, 10/25/35	796,187	795,642
Series 2007-S3 1A12 6.000%, 5/25/37	3,294,644	2,701,712
Citigroup Commercial Mortgage Trust,
Series 2007-C6 AM 5.710%, 12/10/49 (l)	300,000	309,131
Series 2007-C6 AMFX 5.898%, 12/10/49 (l)§	300,000	309,760
Series 2013-SM XA 0.801%, 1/12/30 IO (l)§	2,894,326	38,443
Series 2014-388G A 1.081%, 6/15/33 (l)§	170,000	168,445
Series 2014-GC21 XA 1.305%, 5/10/47 IO (l)	982,960	77,163
Series 2015-GC27 B 3.772%, 2/10/48	300,000	282,099
Series 2015-SHP2 A 1.611%, 7/15/27 (l)§	900,000	891,064
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 AMA 6.119%, 11/15/44 (l)	174,000	184,213
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8 6.000%, 9/25/36	3,849,171	3,391,108
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2 AJFX 5.568%, 4/15/47 (l)	350,000	349,038
Series 2007-C3 AM 5.766%, 5/15/46 (l)	110,000	114,585
COMM Mortgage Trust,
Series 2010-RR1 GEB 5.543%, 12/11/49 (l)§	100,000	102,895
Series 2012-LTRT A2 3.400%, 10/5/30§	228,000	227,074
Series 2013-CR6 XA 1.502%, 3/10/46 IO (l)	996,522	51,227
Series 2013-LC13 D 5.046%, 8/10/46 (l)§	500,000	459,865
Series 2014-CR14 B 4.607%, 2/10/47 (l)	500,000	533,435
Series 2014-FL4 D 2.767%, 7/13/31 (l)§	100,000	98,247
Series 2014-FL5 D 4.331%, 10/15/31 (l)§	100,000	92,212

See Notes to Financial Statements.

1265

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Series 2014-KYO F 3.801%, 6/11/27 (l)§		$300,000	$293,194
Series 2015-3BP B 3.238%, 2/10/35 (l)§		300,000	290,918
Series 2015-3BP XA 0.060%, 2/10/35 IO (l)§		1,287,000	10,219
Series 2015-CCRE23 XA 1.015%, 5/10/48 IO (l)		767,003	47,852
Series 2015-CR22 C 4.128%, 3/10/48 (l)		300,000	278,917
Series 2015-CR22 XA 1.029%, 3/10/48 IO (l)		3,979,658	251,518
Series 2015-DC1 D 4.353%, 2/10/48 (l)§		300,000	244,205
Series 2015-DC1 XA 1.186%, 2/10/48 IO (l)		3,734,325	266,128
Series 2015-LC19 A4 3.183%, 2/10/48		500,000	493,090
Core Industrial Trust,
Series 2015-CALW D 3.850%, 2/10/34 (l)§		300,000	291,395
Series 2015-TEXW XA 0.772%, 2/10/34 IO (l)§		1,000,000	41,388
Countrywide Commercial Mortgage Trust,
Series 2007-MF1 A 6.072%, 11/12/43 (l)§		273,594	282,971
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-24 A1 5.500%, 11/25/35		1,241,917	1,163,793
Series 2006-OA5 2A1 0.622%, 4/25/46 (l)		105,216	85,552
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3 AM 5.816%, 6/15/38 (l)		105,000	106,079
Series 2008-C1 A3 6.067%, 2/15/41 (l)		70,000	73,690
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3 AJ 4.771%, 7/15/37		2,651	2,652
Credit Suisse Mortgage Capital Certificates,
Series 2008-C1 A2 6.067%, 2/15/41 (l)		8,583	8,574
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§		1,645,015	1,691,452
Series 2010-RR1 3A 5.558%, 6/10/49 (l)§		1,378,329	1,406,017
Series 2010-RR2 2A 5.949%, 9/15/39 (l)§		333,320	343,542
Series 2010-RR7 2A 5.467%, 9/16/39 (l)§		711,859	719,088
Series 2015-1 A1 2.500%, 1/25/45 (l)§		2,808,681	2,692,183
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C 4.301%, 4/15/50 (l)		300,000	278,826
Series 2015-C1 D 3.801%, 4/15/50 (l)§		100,000	78,623
Series 2015-C1 XA 0.971%, 4/15/50 IO (l)		4,481,652	278,988
CSMC Trust,
Series 2011-17R 1A2 5.750%, 2/27/37§		3,121,114	2,789,344
Series 2014-WIN1 2A4 3.000%, 9/25/44 (l)§		1,679,546	1,669,544
Series 2015-DEAL A 1.651%, 4/15/29 (l)§		120,000	118,803
Series 2015-DEAL D 3.431%, 4/15/29 (l)§		100,000	97,451
Series 2015-GLPA XA 0.395%, 11/15/37 IO (b)(l)§†		1,000,000	23,738
Series 2015-GLPB A 3.639%, 11/15/34 (b)§		100,000	102,647
DBRR Trust,
Series 2011-C32 A3A 5.713%, 6/17/49 (l)§		181,000	188,131
Series 2013-EZ3 A 1.636%, 12/18/49 (l)§		56,159	55,991
EMF-NL B.V., Series 2008-2X A2 0.948%, 7/17/41 (l)(m)	EUR	435,000	392,859
Eurohome UK Mortgages plc,
Series 2007-1 A 0.733%, 6/15/44 (l)(m)	GBP	613,082	835,357
EuroMASTR plc, Series 2007-1V A2 0.783%, 6/15/40 (l)(m)		331,958	441,687
Eurosail-UK plc, Series 2007-4X A3 1.535%, 6/13/45 (b)(l)(m)		800,000	1,059,671
Extended Stay America Trust,
Series 2013-ESHL A27 2.958%, 12/5/31§		$121,000	120,898
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8 6.000%, 6/25/37		1,856,582	1,418,595
GAHR Commericial Mortgage Trust,
Series 2015-NRF AFL1 1.631%, 12/15/16 (l)§		60,000	59,664
Great Hall Mortgages No.1 plc,
Series 2007-2X AC 0.663%, 6/18/39 (l)(m)		897,652	833,328
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11 AM 5.867%, 12/10/49 (l)		39,000	40,207
GS Mortgage Securities Corp. II,
Series 2006-GG8 AJ 5.622%, 11/10/39		300,000	297,387
Series 2013-KING XA 0.729%, 12/10/27 IO (l)§		1,201,096	29,639
Series 2015-GC28 XA 1.171%, 2/10/48 IO (l)		3,815,055	262,100
GS Mortgage Securities Trust, Series 2015-GS1 XA 0.846%, 11/10/48 IO (l)		1,999,002	125,370
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 2.806%, 9/25/35 (l)		187,322	186,345
Series 2006-AR2 2A1 2.692%, 4/25/36 (l)		153,147	137,290
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A 2.970%, 1/19/35 (l)		494,414	460,805

See Notes to Financial Statements.

1266

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Hercules Eclipse plc, Series 2006-4 A 0.819%, 10/25/18 (l)(m)	GBP	370,032	$534,592
Hilton USA Trust, Series 2013-HLT X1FX 0.088%, 11/5/30 IO (l)§		$1,655,000	17
HomeBanc Mortgage Trust, Series 2005-4 A1 0.692%, 10/25/35 (l)		136,306	124,005
Impac CMB Trust, Series 2003-8 2A1 1.322%, 10/25/33 (l)		13,383	12,499
IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1 2.899%, 6/25/37 (l)		2,011,470	1,482,151
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1 6.000%, 11/25/36§		2,820,771	2,330,830
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9 AM 5.372%, 5/15/47		300,000	303,638
Series 2007-C1 AM 5.953%, 2/15/51 (l)		300,000	311,264
Series 2007-CB18 A1A 5.431%, 6/12/47 (l)		292,156	299,664
Series 2007-CB18 AM 5.466%, 6/12/47 (l)		175,000	179,819
Series 2007-CB20 AM 5.881%, 2/12/51 (l)		300,000	314,806
Series 2007-LD12 A1A 5.850%, 2/15/51 (l)		242,443	253,823
Series 2007-LD12 AM 6.009%, 2/15/51 (l)		300,000	313,242
Series 2008-C2 ASB 6.125%, 2/12/51 (l)		62,628	64,156
Series 2014-DSTY A 3.429%, 6/10/27§		100,000	102,102
Series 2014-FL6 A 1.730%, 11/15/31 (l)§		100,000	99,260
Series 2014-PHH A 1.531%, 8/15/27 (l)§		300,000	300,046
Series 2015-CSMO A 1.581%, 1/15/32 (l)§		100,000	98,966
Series 2015-CSMO C 2.581%, 1/15/32 (l)§		300,000	296,483
Series 2015-CSMO D 3.631%, 1/15/32 (l)§		100,000	98,444
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB16 AM 5.593%, 5/12/45		83,000	84,170
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		1,748,837	1,496,937
Series 2006-A3 6A1 2.741%, 8/25/34 (l)		108,368	105,429
Series 2007-A1 3A3 2.683%, 7/25/35 (l)		131,148	127,518
JP Morgan Resecuritization Trust,
Series 2009-7 2A1 6.000%, 2/27/37 (l)§		746,590	765,803
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 XA 1.111%, 8/15/47 IO (l)		989,781	67,726
Series 2014-C22 A4 3.801%, 9/15/47		500,000	514,174
Series 2014-C25 XA 1.009%, 11/15/47 IO (l)		3,975,402	242,756
Series 2015-C27 D 3.845%, 2/15/48 (l)§		300,000	221,127
Series 2015-C27 XA 1.388%, 2/15/48 IO (l)		3,225,041	257,684
Series 2015-C28 XA 1.205%, 10/15/48 IO (l)		996,501	68,977
Series 2015-C33 C 4.619%, 12/15/48 (l)		221,000	210,180
Series 2015-C33 XA 1.055%, 12/15/48 IO (l)		359,749	26,265
Kensington Mortgage Securities plc,
Series 2007-1X A3C 0.672%, 6/14/40 (l)(m)		380,352	349,307
LB-UBS Commercial Mortgage Trust,
Series 2006-C4 AM 5.840%, 6/15/38 (l)		87,000	88,276
Series 2007-C1 A4 5.424%, 2/15/40		1,374,320	1,404,460
Series 2007-C7 AJ 6.242%, 9/15/45 (l)		300,000	309,910
LMREC, Inc., Series 2015-CRE1 A 2.168%, 2/22/32 (l)§		300,000	294,999
Lone Star Portfolio Trust, Series 2015-LSP A1A2 2.131%, 9/15/28 (l)§		100,000	99,565
Ludgate Funding plc, Series 2007-1 A2A 0.751%, 1/1/61 (l)(m)	GBP	171,870	228,633
Series 2008-W1X A1 1.191%, 1/1/61 (l)(m)		475,740	654,215
MASTR Alternative Loan Trust,
Series 2005-2 5A1 6.500%, 12/25/34		$373,064	370,727
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 2.154%, 12/25/32 (l)		27,266	26,624
Series 2007-C1 A1A 5.836%, 6/12/50 (l)		78,912	80,816
ML-CFC Commercial Mortgage Trust,
Series 2006-4 AM 5.204%, 12/12/49		40,000	40,854
Series 2007-7 A4 5.743%, 6/12/50 (l)		72,810	75,784
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 XA 1.161%, 12/15/47 IO (l)		279,293	18,136
Series 2015-C20 B 4.160%, 2/15/48		150,000	144,482
Series 2015-C20 C 4.462%, 2/15/48 (l)		150,000	137,752
Series 2015-C20 XA 1.420%, 2/15/48 IO (l)		2,977,297	257,166
Series 2015-C21 C 4.163%, 3/15/48 (l)		300,000	271,383

See Notes to Financial Statements.

1267

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Series 2015-C25 XA 1.157%, 10/15/48 IO (l)		$239,800	$18,989
Morgan Stanley Capital I Trust,
Series 2007-IQ14 A4 A4 5.692%, 4/15/49 (l)		60,000	61,307
Series 2007-HQ11 AMFL 0.487%, 2/12/44 (l)		25,000	24,534
Series 2007-IQ13 AJ 5.438%, 3/15/44		300,000	290,708
Series 2007-IQ13 AM 5.406%, 3/15/44		83,000	85,198
Series 2007-IQ14 A2FX 5.610%, 4/15/49		146,052	145,631
Series 2007-IQ16 A4 5.809%, 12/12/49		110,501	115,501
Series 2015-XLF1 D 3.317%, 8/14/31 (l)§		300,000	297,058
Morgan Stanley Capital I, Inc.,
Series 1998-HF2 J 6.010%, 11/15/30§		1,149,831	1,174,317
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.794%, 8/12/45 (l)§		557,528	574,833
Series 2009-GG10 A4B 5.794%, 8/12/45 (l)§		300,000	310,180
Series 2011-IO C (Zero Coupon), 3/23/51 PO§		37,498	36,073
Series 2012-IO AXB2 1.000%, 3/27/51§		18,853	18,796
MortgageIT Trust, Series 2005-4 A1 0.702%, 10/25/35 (l)		901,711	813,605
New Residential Mortgage Loan Trust,
Series 2015-1A A1 3.750%, 5/28/52 (l)§		1,670,960	1,710,794
Nomura Resecuritization Trust, Series 2014-7R 2A3 0.421%, 12/26/35 (b)(l)§		496,594	421,437
RBSCF Trust,
Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§		786,615	804,351
Series 2010-RR4 CMLA 6.044%, 12/16/49 (l)§		312,577	322,294
Reperforming Loan Remic Trust,
Series 2005-R2 1AF1 0.762%, 6/25/35 (l)§		129,023	110,919
Residential Asset Securitization Trust,
Series 2006-A9CB A7 6.000%, 9/25/36		5,790,597	3,847,497
ResLoC UK plc, Series 2007-1X A3B 0.743%, 12/15/43 (l)(m)	GBP	184,161	245,135
RFMSI Trust, Series 2006-SA2 3A1 3.749%, 8/25/36 (l)		$2,732,027	2,374,665
Sequoia Mortgage Trust,
Series 10 2A1 0.967%, 10/20/27 (l)		5,878	5,500
Series 2003-4 2A1 0.752%, 7/20/33 (l)		28,700	27,101
Series 6 A 1.042%, 4/19/27 (l)		411,811	385,815
STRIPs Ltd., Series 2012-1A A 1.500%, 12/25/44§		55,185	54,137
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16 3A1 2.692%, 11/25/34 (l)		222,486	222,762
Series 2005-19XS 2A1 0.722%, 10/25/35 (l)		883,705	789,560
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.652%, 7/19/35 (l)		104,574	90,247
Series 2006-AR3 12A1 0.642%, 5/25/36 (l)		386,474	273,079
Trinity Square plc, Series 2015-1A A 1.786%, 7/15/51 (b)(l)§	GBP	300,000	438,017
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32 AMFX 5.703%, 6/15/49§		$300,000	311,297
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 1.643%, 8/25/42 (l)		15,373	14,322
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26 D 3.586%, 2/15/48§		300,000	221,758
Series 2015-C27 C 3.894%, 2/15/48		300,000	257,099
Series 2015-C27 XA 1.002%, 2/15/48 IO (l)		4,278,557	284,198
Series 2015-NXS1 XA 1.207%, 5/15/48 IO (l)		3,731,137	277,478
Series 2015-NXS2 XA 0.809%, 7/15/58 IO (l)		4,682,427	233,200
Wells Fargo Resecuritization Trust,
Series 2012-IO A 1.750%, 8/20/21§		25,345	25,345
WF-RBS Commercial Mortgage Trust,
Series 2013-C12 XA 1.441%, 3/15/48 IO (l)§		1,749,978	117,378
Series 2014-C24 XA 0.983%, 11/15/47 IO (l)		571,803	34,915
Series 2014-LC14 XA 1.434%, 3/15/47 IO (l)		980,142	70,446

			75,696,839

Total Asset-Backed and Mortgage-Backed Securities			123,593,318

Corporate Bonds (24.4%)
Consumer Discretionary (1.8%)
Auto Components (0.2%)
BorgWarner, Inc.
3.375%, 3/15/25		72,000	68,227
Delphi Automotive plc
4.250%, 1/15/26		80,000	79,800
Delphi Corp.
4.150%, 3/15/24		40,000	40,350
Johnson Controls, Inc.
4.250%, 3/1/21		56,000	57,585

See Notes to Financial Statements.

1268

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Schaeffler Holding Finance B.V.
6.875%, 8/15/18 PIK (m)	EUR	1,100,000	$1,231,288

			1,477,250

Automobiles (0.2%)
Daimler Finance North America LLC
2.000%, 8/3/18§		$900,000	891,750
2.250%, 3/2/20§		250,000	244,139
2.450%, 5/18/20§		150,000	147,037
General Motors Co.
3.500%, 10/2/18		75,000	75,532

			1,358,458

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.
1.875%, 12/15/17		27,000	26,941
Marriott International, Inc.
3.250%, 9/15/22		45,000	44,417
McDonald’s Corp.
5.800%, 10/15/17		45,000	48,035
3.500%, 7/15/20		29,000	30,068
2.750%, 12/9/20		47,000	46,787
3.700%, 1/30/26		25,000	24,998
4.700%, 12/9/35		20,000	19,953
4.600%, 5/26/45		26,000	24,860
4.875%, 12/9/45		24,000	24,172
MGM Resorts International
7.625%, 1/15/17		300,000	312,750
Wyndham Worldwide Corp.
2.500%, 3/1/18		36,000	35,885
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 3/1/25§		1,100,000	973,500

			1,612,366

Household Durables (0.0%)
Newell Rubbermaid, Inc.
2.875%, 12/1/19		218,000	209,853
3.900%, 11/1/25		75,000	67,952
NVR, Inc.
3.950%, 9/15/22		27,000	27,327
Tupperware Brands Corp.
4.750%, 6/1/21		36,000	36,735
Whirlpool Corp.
4.000%, 3/1/24		30,000	30,614

			372,481

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
2.600%, 12/5/19		154,000	156,510
3.800%, 12/5/24		50,000	51,927
Expedia, Inc.
5.950%, 8/15/20		54,000	58,860
QVC, Inc.
3.125%, 4/1/19		45,000	44,375
5.125%, 7/2/22		72,000	71,672
4.375%, 3/15/23		36,000	34,130

			417,474

Media (0.9%)
21st Century Fox America, Inc.
4.500%, 2/15/21		41,000	44,111
3.000%, 9/15/22		36,000	35,526
3.700%, 9/15/24		50,000	50,284
3.700%, 10/15/25§		22,000	21,978
4.750%, 9/15/44		35,000	33,718
4.950%, 10/15/45§		11,000	10,832
Altice Luxembourg S.A.
7.625%, 2/15/25§		300,000	259,500
CBS Corp.
2.300%, 8/15/19		123,000	121,047
3.700%, 8/15/24		62,000	60,194
4.000%, 1/15/26		900,000	879,407
CCO Safari II LLC
3.579%, 7/23/20§		187,000	185,504
4.464%, 7/23/22§		231,000	229,752
4.908%, 7/23/25§		1,000,000	996,800
6.384%, 10/23/35§		97,000	97,883
Comcast Corp.
6.500%, 1/15/17		54,000	57,058
5.700%, 5/15/18		54,000	58,969
3.125%, 7/15/22		45,000	45,778
3.375%, 8/15/25		133,000	134,775
4.250%, 1/15/33		30,000	29,816
4.400%, 8/15/35		140,000	140,709
4.600%, 8/15/45		45,000	45,451
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
5.875%, 10/1/19		36,000	39,979
5.200%, 3/15/20		22,000	23,946
4.600%, 2/15/21		262,000	277,847
5.000%, 3/1/21		36,000	38,845
3.950%, 1/15/25		50,000	49,203
6.375%, 3/1/41		46,000	49,467
Discovery Communications LLC
5.050%, 6/1/20		36,000	38,252
3.450%, 3/15/25		34,000	30,666
4.875%, 4/1/43		24,000	19,769
Interpublic Group of Cos., Inc.
2.250%, 11/15/17		36,000	35,850
3.750%, 2/15/23		49,000	47,146
NBCUniversal Media LLC
5.150%, 4/30/20		54,000	60,236
4.375%, 4/1/21		54,000	58,657
4.450%, 1/15/43		116,000	113,833
Omnicom Group, Inc.
4.450%, 8/15/20		36,000	38,330
RELX Capital, Inc.
3.125%, 10/15/22		75,000	72,736
Scripps Networks Interactive, Inc.
2.750%, 11/15/19		79,000	77,642
3.900%, 11/15/24		50,000	47,720
Thomson Reuters Corp.
4.700%, 10/15/19		27,000	28,931
Time Warner Cable, Inc.
5.850%, 5/1/17		136,000	142,066
5.000%, 2/1/20		114,000	120,609
4.125%, 2/15/21		160,000	163,662
4.000%, 9/1/21		67,000	67,671
5.500%, 9/1/41		61,000	55,105
4.500%, 9/15/42		7,000	5,569
Time Warner, Inc.
2.100%, 6/1/19		253,000	251,168
4.875%, 3/15/20		45,000	48,575
3.600%, 7/15/25		208,000	202,020
4.650%, 6/1/44		77,000	70,844

See Notes to Financial Statements.

1269

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Viacom, Inc.
5.625%, 9/15/19	$45,000	$48,555
2.750%, 12/15/19	72,000	70,974
4.500%, 3/1/21	79,000	81,037
4.250%, 9/1/23	62,000	59,973
Walt Disney Co.
2.750%, 8/16/21	27,000	27,422
2.350%, 12/1/22	45,000	44,129
3.150%, 9/17/25	75,000	75,703
WPP Finance 2010
3.625%, 9/7/22	27,000	27,092

		6,250,321

Multiline Retail (0.1%)
Dollar General Corp.
4.150%, 11/1/25	75,000	74,522
Macy’s Retail Holdings, Inc.
4.375%, 9/1/23	50,000	49,728
4.500%, 12/15/34	65,000	54,629
Nordstrom, Inc.
4.750%, 5/1/20	36,000	38,843
Target Corp.
6.000%, 1/15/18	146,000	158,853
2.900%, 1/15/22	27,000	27,426
3.500%, 7/1/24	49,000	50,852
4.000%, 7/1/42	61,000	59,817

		514,670

Specialty Retail (0.1%)
AutoZone, Inc.
4.000%, 11/15/20	45,000	47,258
Home Depot, Inc.
4.400%, 4/1/21	45,000	49,374
2.625%, 6/1/22	100,000	99,918
3.350%, 9/15/25	19,000	19,448
5.400%, 9/15/40	30,000	34,832
4.400%, 3/15/45	25,000	25,831
Lowe’s Cos., Inc.
4.625%, 4/15/20	54,000	59,079
3.375%, 9/15/25	20,000	20,294
4.250%, 9/15/44	41,000	40,588
4.375%, 9/15/45	15,000	15,394
TJX Cos., Inc.
6.950%, 4/15/19	26,000	29,836

		441,852

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc.
2.250%, 5/1/23	36,000	35,171
3.875%, 11/1/45	53,000	51,412

		86,583

Total Consumer Discretionary		12,531,455

Consumer Staples (1.1%)
Beverages (0.2%)
Anheuser-Busch InBev Finance, Inc.
3.700%, 2/1/24	62,000	63,251
Anheuser-Busch InBev Worldwide, Inc.
1.375%, 7/15/17	87,000	86,637
7.750%, 1/15/19	45,000	51,973
5.375%, 1/15/20	45,000	49,767
2.500%, 7/15/22	91,000	87,360
3.750%, 7/15/42	36,000	30,694
Coca-Cola Co.
1.150%, 4/1/18	145,000	144,331
3.150%, 11/15/20	45,000	47,062
3.200%, 11/1/23	62,000	64,231
2.875%, 10/27/25	158,000	155,080
Coca-Cola Enterprises, Inc.
3.250%, 8/19/21	100,000	100,547
Coca-Cola Femsa S.A.B. de C.V.
4.625%, 2/15/20	100,000	106,464
Diageo Capital plc
5.750%, 10/23/17	45,000	48,264
1.125%, 4/29/18	36,000	35,517
Dr. Pepper Snapple Group, Inc.
2.600%, 1/15/19	36,000	36,131
3.200%, 11/15/21	36,000	36,118
Molson Coors Brewing Co.
5.000%, 5/1/42	24,000	23,096
PepsiCo, Inc.
7.900%, 11/1/18	91,000	106,611
2.250%, 1/7/19	100,000	101,193
2.750%, 3/1/23	62,000	61,663
2.750%, 4/30/25	75,000	72,732

		1,508,722

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.500%, 3/15/17	27,000	28,398
1.700%, 12/15/19	45,000	44,473
CVS Health Corp.
4.750%, 5/18/20	64,000	69,199
2.800%, 7/20/20	80,000	80,327
4.000%, 12/5/23	124,000	128,583
3.375%, 8/12/24	75,000	74,212
3.875%, 7/20/25	980,000	1,002,544
4.875%, 7/20/35	124,000	128,346
5.300%, 12/5/43	42,000	45,000
Kroger Co.
6.400%, 8/15/17	45,000	48,351
2.300%, 1/15/19	50,000	49,993
Sysco Corp.
2.600%, 10/1/20	50,000	50,018
Walgreens Co.
3.100%, 9/15/22	36,000	34,830
Walgreens Boots Alliance, Inc.
1.750%, 11/17/17	50,000	49,677
3.800%, 11/18/24	50,000	48,419
4.800%, 11/18/44	50,000	45,536
Wal-Mart Stores, Inc.
5.800%, 2/15/18	91,000	99,406
3.250%, 10/25/20	36,000	37,936
2.550%, 4/11/23	121,000	119,528
3.300%, 4/22/24	37,000	38,215
4.000%, 4/11/43	74,000	71,246
Whole Foods Market, Inc.
5.200%, 12/3/25 (b)§	100,000	99,972

		2,394,209

See Notes to Financial Statements.

1270

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Food Products (0.1%)
ConAgra Foods, Inc.
5.819%, 6/15/17	$36,000	$37,837
1.900%, 1/25/18	21,000	20,818
3.200%, 1/25/23	36,000	34,327
General Mills, Inc.
5.650%, 2/15/19	45,000	49,457
J.M. Smucker Co.
3.500%, 10/15/21	36,000	36,925
Kellogg Co.
4.000%, 12/15/20	29,000	30,493
Kraft Foods Group, Inc.
3.500%, 6/6/22	91,000	91,751
6.875%, 1/26/39	31,000	36,616
Kraft Heinz Foods Co.
2.000%, 7/2/18§	75,000	74,859
3.950%, 7/15/25§	100,000	100,801
Mead Johnson Nutrition Co.
4.900%, 11/1/19	36,000	38,703
Mondelez International, Inc.
6.125%, 2/1/18	45,000	48,757
5.375%, 2/10/20	41,000	45,473
Tyson Foods, Inc.
4.500%, 6/15/22	91,000	97,019
Unilever Capital Corp.
2.200%, 3/6/19	100,000	101,386

		845,222

Household Products (0.1%)
Clorox Co.
3.500%, 12/15/24	25,000	24,806
Colgate-Palmolive Co.
3.250%, 3/15/24	62,000	64,156
Kimberly-Clark Corp.
6.125%, 8/1/17	45,000	48,367
1.900%, 5/22/19	267,000	265,996
3.875%, 3/1/21	38,000	40,654
2.650%, 3/1/25	35,000	33,936
Procter & Gamble Co.
4.700%, 2/15/19	91,000	99,006
1.900%, 11/1/19	50,000	50,070

		626,991

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	40,000	48,081
2.625%, 1/14/20	95,000	94,928
4.750%, 5/5/21	45,000	48,709
2.850%, 8/9/22	94,000	91,896
4.250%, 8/9/42	32,000	29,322
Imperial Tobacco Finance plc
2.050%, 7/20/18§	600,000	595,121
Philip Morris International, Inc.
1.125%, 8/21/17	221,000	220,517
5.650%, 5/16/18	118,000	129,043
2.625%, 3/6/23	36,000	35,237
4.125%, 3/4/43	51,000	48,547
4.875%, 11/15/43	76,000	80,358
Reynolds American, Inc.
6.750%, 6/15/17	54,000	57,727
2.300%, 6/12/18	59,000	59,709
6.875%, 5/1/20	45,000	51,436
3.250%, 6/12/20	46,000	46,681
3.250%, 11/1/22	107,000	105,506
3.750%, 5/20/23	39,000	39,094
4.450%, 6/12/25	100,000	104,758
4.750%, 11/1/42	49,000	46,705

		1,933,375

Total Consumer Staples		7,308,519

Energy (1.6%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
4.500%, 6/1/21	27,000	27,889
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	38,000	38,616
Ensco plc
4.700%, 3/15/21	73,000	59,662
5.750%, 10/1/44	17,000	11,410
Halliburton Co.
6.150%, 9/15/19	45,000	50,584
3.500%, 8/1/23	50,000	49,071
3.800%, 11/15/25	100,000	98,202
Nabors Industries, Inc.
9.250%, 1/15/19	54,000	56,754
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 6/30/21§	314,000	113,668
Rowan Cos., Inc.
7.875%, 8/1/19	22,000	21,788
Schlumberger Holdings Corp.
3.000%, 12/21/20 (b)§	133,000	131,169
Transocean, Inc.
6.800%, 3/15/38	31,000	16,353

		675,166

Oil, Gas & Consumable Fuels (1.5%)
Anadarko Petroleum Corp.
8.700%, 3/15/19	54,000	61,002
7.950%, 6/15/39	48,000	56,049
4.500%, 7/15/44	50,000	38,522
Apache Corp.
3.250%, 4/15/22	26,000	24,837
Boardwalk Pipelines LP
5.750%, 9/15/19	36,000	36,328
BP Capital Markets plc
1.375%, 11/6/17	36,000	35,812
2.237%, 5/10/19	350,000	347,194
4.500%, 10/1/20	91,000	97,130
3.245%, 5/6/22	54,000	53,765
2.500%, 11/6/22	27,000	25,559
3.814%, 2/10/24	100,000	100,560
Buckeye Partners LP
4.875%, 2/1/21	36,000	35,515
Canadian Natural Resources Ltd.
5.700%, 5/15/17	73,000	74,665
Cenovus Energy, Inc.
5.700%, 10/15/19	36,000	38,064
Chevron Corp.
1.104%, 12/5/17	136,000	135,149
1.790%, 11/16/18	100,000	99,500
4.950%, 3/3/19	45,000	49,056
2.193%, 11/15/19	39,000	38,862
1.961%, 3/3/20	120,000	118,106

See Notes to Financial Statements.

1271

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
2.355%, 12/5/22	$27,000	$25,882
3.191%, 6/24/23	75,000	75,571
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	128,000	120,710
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25	200,000	190,644
Columbia Pipeline Group, Inc.
3.300%, 6/1/20§	100,000	97,309
ConocoPhillips Co.
1.500%, 5/15/18	100,000	98,711
5.750%, 2/1/19	45,000	48,630
6.000%, 1/15/20	45,000	50,601
3.350%, 11/15/24	50,000	46,947
Continental Resources, Inc.
4.500%, 4/15/23	75,000	53,424
3.800%, 6/1/24	61,000	43,114
4.900%, 6/1/44	79,000	46,542
Devon Energy Corp.
4.000%, 7/15/21	36,000	33,159
5.600%, 7/15/41	55,000	41,633
Ecopetrol S.A.
5.875%, 9/18/23	75,000	68,625
Enable Midstream Partners LP
2.400%, 5/15/19	25,000	22,537
Enbridge Energy Partners LP
9.875%, 3/1/19	45,000	51,197
EnCana Corp.
6.500%, 5/15/19	44,000	45,779
Energy Transfer Partners LP
9.000%, 4/15/19	54,000	60,499
5.200%, 2/1/22	54,000	50,556
4.050%, 3/15/25	100,000	83,136
Enterprise Products Operating LLC
3.350%, 3/15/23	64,000	58,978
3.900%, 2/15/24	71,000	66,805
3.700%, 2/15/26	47,000	42,438
4.450%, 2/15/43	165,000	125,712
7.034%, 1/15/68 (l)	75,000	76,312
EOG Resources, Inc.
2.450%, 4/1/20	363,000	359,990
4.100%, 2/1/21	45,000	47,370
EQT Corp.
8.125%, 6/1/19	36,000	38,915
Exxon Mobil Corp.
0.921%, 3/15/17	50,000	49,936
1.819%, 3/15/19	394,000	394,021
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.875%, 2/15/23	35,000	21,722
Hess Corp.
1.300%, 6/15/17	33,000	32,278
Husky Energy, Inc.
4.000%, 4/15/24	100,000	91,990
Kinder Morgan Energy Partners LP
6.000%, 2/1/17	36,000	36,805
6.850%, 2/15/20	45,000	46,523
5.000%, 10/1/21	45,000	42,336
3.950%, 9/1/22	45,000	39,042
4.250%, 9/1/24	75,000	64,335
Kinder Morgan, Inc.
2.000%, 12/1/17	75,000	72,503
3.050%, 12/1/19	96,000	88,795
Magellan Midstream Partners LP
6.550%, 7/15/19	27,000	29,805
Marathon Oil Corp.
2.800%, 11/1/22	36,000	29,049
3.850%, 6/1/25	100,000	79,812
Marathon Petroleum Corp.
5.125%, 3/1/21	27,000	28,470
4.750%, 9/15/44	26,000	21,388
MPLX LP
4.000%, 2/15/25	100,000	82,811
Murphy Oil Corp.
4.000%, 6/1/22	36,000	28,936
Nexen Energy ULC
6.400%, 5/15/37	76,000	87,020
Noble Energy, Inc.
4.150%, 12/15/21	45,000	43,924
Noble Holding International Ltd.
4.625%, 3/1/21	36,000	25,224
Occidental Petroleum Corp.
4.100%, 2/1/21	54,000	56,751
ONEOK Partners LP
3.375%, 10/1/22	36,000	28,779
Petrobras Global Finance B.V.
3.500%, 2/6/17	400,000	373,360
2.886%, 3/17/17 (l)	1,200,000	1,096,560
5.750%, 1/20/20	100,000	78,056
4.375%, 5/20/23	400,000	263,624
6.750%, 1/27/41	300,000	191,901
6.850%, 6/5/15	500,000	322,910
Petroleos Mexicanos
8.000%, 5/3/19	91,000	100,191
6.000%, 3/5/20	113,000	117,463
3.500%, 7/23/20§	75,000	70,988
3.500%, 1/30/23	41,000	35,670
Phillips 66
4.300%, 4/1/22	73,000	75,233
4.875%, 11/15/44	49,000	43,086
Pioneer Natural Resources Co.
6.875%, 5/1/18	27,000	29,041
3.950%, 7/15/22	36,000	33,018
Plains All American Pipeline LP/Plains All American Finance Corp.
2.600%, 12/15/19	25,000	22,274
5.000%, 2/1/21	36,000	34,481
Southwestern Energy Co.
7.500%, 2/1/18	73,000	62,053
4.100%, 3/15/22	181,000	113,891
4.950%, 1/23/25	100,000	63,079
Spectra Energy Capital LLC
6.200%, 4/15/18	36,000	38,125
Spectra Energy Partners LP
4.750%, 3/15/24	50,000	48,615
Statoil ASA
1.200%, 1/17/18	36,000	35,579
1.950%, 11/8/18	50,000	49,737
5.250%, 4/15/19	45,000	49,280
2.900%, 11/8/20	255,000	258,361
Suncor Energy, Inc.
3.600%, 12/1/24	50,000	47,211
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21	100,000	96,307
Talisman Energy, Inc.
7.750%, 6/1/19	36,000	38,965

See Notes to Financial Statements.

1272

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Total Capital International S.A.
2.875%, 2/17/22		$45,000	$44,634
3.750%, 4/10/24		75,000	76,475
Total Capital S.A.
2.125%, 8/10/18		50,000	50,108
4.125%, 1/28/21		36,000	38,616
TransCanada PipeLines Ltd.
7.125%, 1/15/19		73,000	81,409
2.500%, 8/1/22		32,000	29,541
Valero Energy Corp.
6.125%, 2/1/20		66,000	72,679
3.650%, 3/15/25		193,000	184,492
Western Gas Partners LP
5.375%, 6/1/21		153,000	154,716
Williams Cos., Inc.
3.700%, 1/15/23		27,000	18,432
4.550%, 6/24/24		25,000	17,371
Williams Partners LP
4.000%, 11/15/21		500,000	431,561
4.500%, 11/15/23		50,000	41,307
4.300%, 3/4/24		50,000	40,779
Williams Partners LP/ACMP Finance Corp.
4.875%, 5/15/23		100,000	81,104
XTO Energy, Inc.
6.250%, 8/1/17		36,000	38,631

			10,350,570

Total Energy			11,025,736

Financials (11.3%)
Banks (4.9%)
Australia & New Zealand Banking Group Ltd./New York
2.000%, 11/16/18		250,000	250,274
Banco Espirito Santo S.A.
4.000%, 1/21/19 (m)	EUR	900,000	105,143
Banco Santander S.A./Chile
1.915%, 1/19/16 (l)§		$2,355,000	2,351,468
Bank of America Corp.
6.000%, 9/1/17		100,000	106,435
5.750%, 12/1/17		100,000	106,838
2.000%, 1/11/18		1,402,000	1,398,439
6.875%, 4/25/18		182,000	201,116
5.650%, 5/1/18		135,000	145,315
2.600%, 1/15/19		75,000	75,164
7.625%, 6/1/19		1,670,000	1,933,394
2.250%, 4/21/20		383,000	374,053
5.625%, 7/1/20		180,000	199,492
5.000%, 5/13/21		92,000	100,529
3.300%, 1/11/23		365,000	360,148
4.125%, 1/22/24		62,000	64,083
4.000%, 4/1/24		50,000	51,168
4.000%, 1/22/25		217,000	212,245
3.950%, 4/21/25		337,000	327,943
3.875%, 8/1/25		327,000	332,368
4.875%, 4/1/44		10,000	10,322
Bank of Montreal
1.300%, 7/14/17		50,000	50,049
1.400%, 9/11/17		54,000	53,967
2.550%, 11/6/22		27,000	26,753
Bank of Nova Scotia
1.300%, 7/21/17		800,000	798,170
2.800%, 7/21/21		250,000	252,438
4.500%, 12/16/25		100,000	99,563
Barclays Bank plc
5.140%, 10/14/20		182,000	196,861
7.625%, 11/21/22		400,000	456,000
Barclays plc
2.000%, 3/16/18		250,000	248,853
2.750%, 11/8/19		400,000	399,965
2.875%, 6/8/20		200,000	199,513
BB&T Corp.
1.450%, 1/12/18		127,000	126,092
5.250%, 11/1/19		54,000	58,967
2.450%, 1/15/20		109,000	108,938
BNP Paribas S.A.
1.375%, 3/17/17		125,000	124,772
5.000%, 1/15/21		91,000	100,329
3.250%, 3/3/23		45,000	44,930
Capital One Bank USA N.A.
8.800%, 7/15/19		63,000	75,109
Capital One N.A./Virginia
1.514%, 8/17/18 (l)		1,000,000	1,007,339
2.950%, 7/23/21		250,000	247,751
CIT Group, Inc.
5.500%, 2/15/19§		200,000	207,760
Citigroup, Inc.
1.800%, 2/5/18		358,000	356,193
1.700%, 4/27/18		50,000	49,556
2.500%, 9/26/18		294,000	296,155
2.550%, 4/8/19		402,000	403,541
2.500%, 7/29/19		371,000	370,483
2.650%, 10/26/20		125,000	124,077
3.375%, 3/1/23		50,000	49,941
3.500%, 5/15/23		105,000	103,334
3.875%, 10/25/23		75,000	77,447
3.750%, 6/16/24		75,000	76,594
4.000%, 8/5/24		50,000	49,594
3.875%, 3/26/25		112,000	108,825
3.300%, 4/27/25		60,000	58,947
4.400%, 6/10/25		100,000	100,924
Comerica, Inc.
2.125%, 5/23/19		50,000	49,562
Commonwealth Bank of Australia/New York
1.900%, 9/18/17		182,000	182,951
1.750%, 11/2/18		500,000	496,771
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.875%, 2/8/22		91,000	96,136
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A./New York
2.250%, 1/14/19		250,000	251,278
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20§		250,000	247,615
3.750%, 3/26/25§		1,000,000	970,083
Depfa ACS Bank
5.125%, 3/16/37 (m)		400,000	476,799
Discover Bank/Delaware
3.100%, 6/4/20		250,000	250,813
Fifth Third Bancorp
5.450%, 1/15/17		45,000	46,726
2.875%, 7/27/20		100,000	100,004
HSBC Bank Brasil S.A. – Banco Multiplo
4.000%, 5/11/16§		417,000	418,043
HSBC Bank USA N.A.
4.875%, 8/24/20		182,000	197,683
HSBC Holdings plc
4.000%, 3/30/22		91,000	95,556

See Notes to Financial Statements.

1273

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Huntington Bancshares, Inc./Ohio
7.000%, 12/15/20		$9,000	$10,594
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18		200,000	205,330
JPMorgan Chase & Co.
1.350%, 2/15/17		349,000	349,007
2.000%, 8/15/17		45,000	45,194
6.000%, 1/15/18		273,000	295,386
6.300%, 4/23/19		91,000	101,932
2.200%, 10/22/19		103,000	102,264
2.250%, 1/23/20		900,000	887,905
2.750%, 6/23/20		601,000	602,511
4.400%, 7/22/20		182,000	194,699
4.625%, 5/10/21		91,000	98,498
3.250%, 9/23/22		64,000	64,100
3.200%, 1/25/23		54,000	53,711
3.875%, 2/1/24		100,000	103,030
3.875%, 9/10/24		299,000	297,587
3.900%, 7/15/25		274,000	282,209
4.250%, 10/1/27		85,000	84,921
KeyBank N.A./Ohio
2.500%, 12/15/19		250,000	250,931
KfW
4.875%, 1/17/17		91,000	94,256
1.250%, 2/15/17		91,000	91,034
0.750%, 3/17/17		175,000	173,969
0.875%, 9/5/17		36,000	35,804
1.000%, 1/26/18		100,000	98,953
4.500%, 7/16/18		91,000	97,621
1.125%, 8/6/18		100,000	99,216
1.125%, 11/16/18		100,000	98,946
4.875%, 6/17/19		91,000	100,213
4.000%, 1/27/20		91,000	98,609
1.875%, 6/30/20		125,000	124,786
2.750%, 9/8/20		57,000	58,601
2.750%, 10/1/20		100,000	102,747
2.625%, 1/25/22		91,000	93,520
2.125%, 1/17/23		118,000	116,781
2.500%, 11/20/24		125,000	126,223
Landwirtschaftliche Rentenbank
0.875%, 9/12/17		125,000	124,289
1.375%, 10/23/19		21,000	20,665
2.000%, 1/13/25		75,000	71,937
Lloyds Bank plc
1.144%, 8/17/18 (l)		700,000	699,556
Lloyds Banking Group plc
4.500%, 11/4/24		200,000	202,153
Manufacturers & Traders Trust Co.
1.400%, 7/25/17		250,000	248,749
MUFG Americas Holdings Corp.
3.500%, 6/18/22		45,000	45,914
National Australia Bank Ltd./New York
2.750%, 3/9/17		50,000	50,786
Novo Banco S.A.
5.000%, 4/23/19	EUR	100,000	94,004
5.000%, 5/23/19		600,000	554,242
Oesterreichische Kontrollbank AG
1.625%, 3/12/19		$50,000	49,919
1.500%, 10/21/20		75,000	73,028
PNC Bank N.A.
4.875%, 9/21/17		50,000	52,363
1.500%, 2/23/18		250,000	248,397
PNC Financial Services Group, Inc.
3.900%, 4/29/24		75,000	76,688
PNC Funding Corp.
5.625%, 2/1/17		54,000	56,146
4.375%, 8/11/20		36,000	38,880
Royal Bank of Canada
1.200%, 1/23/17		50,000	49,985
1.400%, 10/13/17		50,000	49,843
1.500%, 1/16/18		45,000	44,694
2.350%, 10/30/20		100,000	98,892
Royal Bank of Scotland Group plc
6.400%, 10/21/19		100,000	110,375
Royal Bank of Scotland plc
9.500%, 3/16/22 (l)(m)		400,000	431,316
Societe Generale S.A.
4.250%, 4/14/25 (b)§		700,000	661,130
Sumitomo Mitsui Banking Corp.
1.950%, 7/23/18		250,000	248,985
SunTrust Banks, Inc./Georgia
7.250%, 3/15/18		91,000	100,647
Svenska Handelsbanken AB
2.400%, 10/1/20		900,000	892,739
Toronto-Dominion Bank
1.125%, 5/2/17		50,000	49,817
2.250%, 11/5/19		50,000	49,745
2.500%, 12/14/20		100,000	99,683
U.S. Bancorp
1.650%, 5/15/17		75,000	75,316
1.950%, 11/15/18		50,000	50,251
2.950%, 7/15/22		209,000	208,716
3.700%, 1/30/24		75,000	78,510
Wachovia Corp.
5.750%, 2/1/18		36,000	38,820
Wells Fargo & Co.
1.150%, 6/2/17		50,000	49,813
5.625%, 12/11/17		91,000	97,709
1.500%, 1/16/18		54,000	53,713
2.600%, 7/22/20		137,000	137,270
2.550%, 12/7/20		962,000	955,635
4.600%, 4/1/21		75,000	81,788
3.500%, 3/8/22		136,000	140,724
3.450%, 2/13/23		54,000	54,167
3.000%, 2/19/25		100,000	96,870
3.550%, 9/29/25		255,000	257,303
3.900%, 5/1/45		229,000	209,971
4.900%, 11/17/45		43,000	43,282
Westpac Banking Corp.
2.000%, 8/14/17		36,000	36,289
1.500%, 12/1/17		100,000	99,670
4.875%, 11/19/19		54,000	59,100

			33,757,259

Capital Markets (1.9%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24		50,000	50,329
Ameriprise Financial, Inc.
5.300%, 3/15/20		36,000	39,902
Bank of New York Mellon Corp.
2.100%, 1/15/19		231,000	231,859
5.450%, 5/15/19		36,000	39,752
1.234%, 8/17/20 (l)		400,000	400,674
2.600%, 8/17/20		450,000	451,728

See Notes to Financial Statements.

1274

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
4.150%, 2/1/21	$36,000	$38,660
3.650%, 2/4/24	50,000	52,051
3.000%, 2/24/25	140,000	137,893
BlackRock, Inc.
5.000%, 12/10/19	36,000	39,847
3.500%, 3/18/24	50,000	51,364
Charles Schwab Corp.
3.225%, 9/1/22	36,000	36,839
Credit Suisse AG/New York
4.375%, 8/5/20	146,000	156,594
3.625%, 9/9/24	250,000	252,200
Deutsche Bank AG/London
6.000%, 9/1/17	91,000	96,408
1.875%, 2/13/18	107,000	105,932
Eaton Vance Corp.
6.500%, 10/2/17	22,000	23,633
Goldman Sachs Group, Inc.
3.625%, 2/7/16	181,000	181,523
5.625%, 1/15/17	54,000	56,122
1.048%, 5/22/17 (l)	900,000	898,632
6.250%, 9/1/17	136,000	145,916
6.150%, 4/1/18	136,000	147,826
2.625%, 1/31/19	294,000	296,126
7.500%, 2/15/19	471,000	537,676
5.375%, 3/15/20	127,000	140,245
2.600%, 4/23/20	126,000	125,780
1.712%, 9/15/20 (l)	500,000	501,250
2.750%, 9/15/20	59,000	58,995
5.250%, 7/27/21	132,000	146,189
5.750%, 1/24/22	75,000	85,248
4.000%, 3/3/24	92,000	94,597
3.500%, 1/23/25	167,000	164,989
3.750%, 5/22/25	568,000	570,688
4.250%, 10/21/25	28,000	27,788
4.800%, 7/8/44	33,000	33,113
4.750%, 10/21/45	63,000	62,786
ING Bank N.V.
2.050%, 8/17/18 (b)§	1,000,000	998,178
Jefferies Group LLC
8.500%, 7/15/19	54,000	62,828
5.125%, 1/20/23	18,000	17,852
6.500%, 1/20/43	17,000	15,826
Lazard Group LLC
4.250%, 11/14/20	62,000	64,131
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13 (b)(h)*	5,000,000	365,625
0.000%, 12/30/16 (b)(h)*	10,200,000	726,750
6.750%, 12/28/17 (b)(h)*†	470,000	—
Morgan Stanley
5.550%, 4/27/17	109,000	114,278
2.125%, 4/25/18	1,000,000	1,002,163
7.300%, 5/13/19	218,000	250,413
2.375%, 7/23/19	75,000	74,696
2.650%, 1/27/20	250,000	249,007
2.800%, 6/16/20	219,000	219,435
5.500%, 7/28/21	27,000	30,229
3.750%, 2/25/23	172,000	176,684
4.100%, 5/22/23	27,000	27,356
3.875%, 4/29/24	75,000	76,432
3.700%, 10/23/24	250,000	251,236
4.000%, 7/23/25	291,000	300,380
4.300%, 1/27/45	108,000	102,913
Nomura Holdings, Inc.
6.700%, 3/4/20	37,000	42,761
Northern Trust Corp.
3.450%, 11/4/20	36,000	37,617
SteelRiver Transmission Co. LLC
4.710%, 6/30/17 (b)§	574,783	589,135
UBS AG/Connecticut
0.974%, 6/1/17 (l)	300,000	299,494
5.875%, 12/20/17	74,000	79,612
4.875%, 8/4/20	170,000	187,892
4.750%, 5/22/23 (l)(m)	200,000	202,000

		13,046,077

Consumer Finance (2.0%)
Ally Financial, Inc.
3.250%, 9/29/17	700,000	692,562
8.000%, 3/15/20	804,000	915,555
American Express Centurion Bank
6.000%, 9/13/17	146,000	156,372
American Express Co.
7.000%, 3/19/18	2,093,000	2,318,963
8.125%, 5/20/19	45,000	53,147
American Express Credit Corp.
1.125%, 6/5/17	351,000	348,804
1.550%, 9/22/17	52,000	51,971
2.125%, 3/18/19	50,000	50,039
2.250%, 8/15/19	198,000	197,674
American Honda Finance Corp.
2.125%, 10/10/18	75,000	75,450
2.450%, 9/24/20	50,000	49,895
Capital One Financial Corp.
2.450%, 4/24/19	75,000	74,803
Caterpillar Financial Services Corp.
1.250%, 8/18/17	75,000	74,669
1.250%, 11/6/17	45,000	44,849
7.150%, 2/15/19	36,000	41,450
Discover Financial Services
6.450%, 6/12/17	36,000	37,935
5.200%, 4/27/22	27,000	28,772
3.850%, 11/21/22	681,000	672,488
3.750%, 3/4/25	63,000	60,549
Ford Motor Credit Co. LLC
1.724%, 12/6/17	749,000	737,928
2.375%, 1/16/18	2,609,000	2,599,130
5.875%, 8/2/21	182,000	203,020
General Motors Financial Co., Inc.
4.750%, 8/15/17	75,000	77,531
3.100%, 1/15/19	36,000	35,827
3.200%, 7/13/20	600,000	586,875
3.700%, 11/24/20	97,000	96,879
3.450%, 4/10/22	158,000	150,989
4.000%, 1/15/25	75,000	70,828
HSBC Finance Corp.
6.676%, 1/15/21	100,000	114,746
HSBC USA, Inc.
1.625%, 1/16/18	100,000	99,302
2.350%, 3/5/20	219,000	216,240
2.750%, 8/7/20	150,000	149,989
John Deere Capital Corp.
2.800%, 9/18/17	91,000	92,845
1.300%, 3/12/18	27,000	26,799
3.150%, 10/15/21	54,000	54,909

See Notes to Financial Statements.

1275

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
3.350%, 6/12/24		$206,000	$209,382
LeasePlan Corp. N.V.
2.875%, 1/22/19§		500,000	492,901
Navient Corp.
8.450%, 6/15/18		1,000,000	1,052,500
PACCAR Financial Corp.
1.400%, 5/18/18		75,000	74,351
Synchrony Financial
2.600%, 1/15/19		76,000	75,505
3.000%, 8/15/19		37,000	36,943
2.700%, 2/3/20		48,000	47,032
4.250%, 8/15/24		37,000	36,671
4.500%, 7/23/25		94,000	94,474
Toyota Motor Credit Corp.
1.250%, 10/5/17		36,000	35,885
1.450%, 1/12/18		200,000	199,428
2.750%, 5/17/21		266,000	268,893
3.400%, 9/15/21		54,000	56,066

			13,939,815

Diversified Financial Services (1.3%)
Bank of America N.A.
0.792%, 6/15/16 (l)		16,000	15,976
5.300%, 3/15/17		182,000	189,112
0.902%, 6/5/17 (l)		1,300,000	1,295,587
0.812%, 6/15/17 (l)		400,000	396,101
Berkshire Hathaway, Inc.
1.550%, 2/9/18		27,000	26,944
3.000%, 2/11/23		75,000	76,125
Block Financial LLC
5.500%, 11/1/22		36,000	38,215
Brixmor Operating Partnership LP
3.850%, 2/1/25		100,000	97,285
CME Group, Inc./Illinois
3.000%, 3/15/25		75,000	73,618
Delos Finance Sarl, Term Loan
3.500%, 2/27/21		1,300,000	1,293,500
General Electric Capital Corp.
5.400%, 2/15/17		147,000	154,445
5.625%, 9/15/17		100,000	107,032
1.600%, 11/20/17		27,000	27,157
5.300%, 2/11/21		54,000	61,050
4.650%, 10/17/21		91,000	100,683
3.150%, 9/7/22		192,000	196,251
3.100%, 1/9/23		301,000	303,804
Intercontinental Exchange, Inc.
2.750%, 12/1/20		48,000	47,933
3.750%, 12/1/25		61,000	61,046
JPMorgan Chase Bank N.A.
6.000%, 10/1/17		2,249,000	2,397,731
4.375%, 11/30/21 (l)(m)	EUR	150,000	167,414
McGraw Hill Financial, Inc.
2.500%, 8/15/18		$100,000	99,170
Moody’s Corp.
4.500%, 9/1/22		77,000	82,107
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17		36,000	36,607
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18		54,000	58,051
2.850%, 1/27/25		100,000	97,373
Private Export Funding Corp.
1.375%, 2/15/17		18,000	18,066
2.250%, 3/15/20		75,000	76,132
2.050%, 11/15/22		46,000	43,757
Rio Oil Finance Trust
9.250%, 7/6/24§		400,000	296,000
Sasol Financing International plc
4.500%, 11/14/22		50,000	45,700
Shell International Finance B.V.
4.300%, 9/22/19		36,000	38,462
4.375%, 3/25/20		36,000	38,661
2.125%, 5/11/20		314,000	308,914
2.375%, 8/21/22		36,000	34,693
3.400%, 8/12/23		75,000	74,826
4.125%, 5/11/35		176,000	169,265
3.625%, 8/21/42		51,000	42,986
Woodside Finance Ltd.
3.650%, 3/5/25§		15,000	13,301
XTRA Finance Corp.
5.150%, 4/1/17		36,000	37,509

			8,738,589

Insurance (0.6%)
ACE INA Holdings, Inc.
5.900%, 6/15/19		36,000	40,000
Aflac, Inc.
3.625%, 6/15/23		55,000	56,777
3.625%, 11/15/24		125,000	126,695
Allstate Corp.
7.450%, 5/16/19		36,000	41,797
American International Group, Inc.
5.850%, 1/16/18		45,000	48,421
3.375%, 8/15/20		99,000	101,609
6.400%, 12/15/20		91,000	104,520
4.875%, 6/1/22		36,000	38,789
3.750%, 7/10/25		566,000	560,259
3.875%, 1/15/35		55,000	48,442
4.500%, 7/16/44		108,000	99,977
4.375%, 1/15/55		24,000	20,667
Aon Corp.
5.000%, 9/30/20		36,000	39,463
Aon plc
4.750%, 5/15/45		39,000	38,524
Axis Specialty Finance LLC
5.875%, 6/1/20		27,000	29,813
Berkshire Hathaway Finance Corp.
4.250%, 1/15/21		54,000	59,065
Chubb Corp.
6.375%, 4/15/37 (l)		36,000	34,650
CNA Financial Corp.
5.875%, 8/15/20		54,000	59,923
Hartford Financial Services Group, Inc.
5.500%, 3/30/20		36,000	39,637
Lincoln National Corp.
8.750%, 7/1/19		36,000	43,253
3.350%, 3/9/25		29,000	27,852
6.050%, 4/20/67 (l)		54,000	42,390
Markel Corp.
7.125%, 9/30/19		36,000	41,265
Marsh & McLennan Cos., Inc.
2.350%, 9/10/19		37,000	36,798
4.800%, 7/15/21		36,000	39,180
3.750%, 3/14/26		16,000	15,969

See Notes to Financial Statements.

1276

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
MassMutual Global Funding II
2.350%, 4/9/19§	$400,000	$400,664
MetLife, Inc.
4.750%, 2/8/21	91,000	99,567
4.050%, 3/1/45	125,000	115,165
Metropolitan Life Global Funding I
1.300%, 4/10/17§	587,000	585,638
2.300%, 4/10/19§	300,000	301,137
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22	36,000	36,157
OneBeacon U.S. Holdings, Inc.
4.600%, 11/9/22	36,000	36,117
Principal Financial Group, Inc.
8.875%, 5/15/19	36,000	43,570
Progressive Corp.
3.750%, 8/23/21	46,000	48,603
Protective Life Corp.
7.375%, 10/15/19	36,000	41,558
Prudential Financial, Inc.
6.000%, 12/1/17	86,000	92,212
3.500%, 5/15/24	50,000	50,252
5.875%, 9/15/42 (l)	27,000	28,283
Travelers Cos., Inc.
5.800%, 5/15/18	45,000	49,134
4.600%, 8/1/43	73,000	76,503
Unum Group
5.625%, 9/15/20	36,000	39,524
XLIT Ltd.
2.300%, 12/15/18	62,000	61,981
4.450%, 3/31/25	75,000	73,312

		4,015,112

Real Estate Investment Trusts (REITs) (0.6%)
Alexandria Real Estate Equities, Inc.
2.750%, 1/15/20	25,000	24,567
American Tower Corp.
5.050%, 9/1/20	64,000	68,986
5.000%, 2/15/24	50,000	52,815
AvalonBay Communities, Inc.
5.700%, 3/15/17	27,000	28,263
4.200%, 12/15/23	50,000	52,747
Boston Properties LP
3.700%, 11/15/18	36,000	37,409
5.875%, 10/15/19	54,000	60,088
Camden Property Trust
4.625%, 6/15/21	36,000	38,568
Corporate Office Properties LP
5.000%, 7/1/25	100,000	98,364
CubeSmart LP
4.375%, 12/15/23	25,000	25,747
DDR Corp.
4.625%, 7/15/22	27,000	27,980
Digital Delta Holdings LLC
3.400%, 10/1/20§	400,000	400,050
Digital Realty Trust LP
3.625%, 10/1/22	27,000	25,957
EPR Properties
7.750%, 7/15/20	36,000	41,830
Equity Commonwealth
6.650%, 1/15/18	36,000	37,977
ERP Operating LP
3.000%, 4/15/23	75,000	73,593
Essex Portfolio LP
3.875%, 5/1/24	25,000	25,066
Federal Realty Investment Trust
3.000%, 8/1/22	36,000	35,500
HCP, Inc.
6.000%, 1/30/17	36,000	37,498
3.150%, 8/1/22	36,000	34,222
4.250%, 11/15/23	70,000	70,088
Highwoods Realty LP
3.625%, 1/15/23	27,000	26,225
Hospitality Properties Trust
5.625%, 3/15/17	36,000	37,214
Host Hotels & Resorts LP
4.750%, 3/1/23	36,000	37,271
Kilroy Realty LP
4.375%, 10/1/25	1,000,000	1,012,087
Kimco Realty Corp.
6.875%, 10/1/19	36,000	41,134
3.200%, 5/1/21	25,000	24,992
Liberty Property LP
4.750%, 10/1/20	36,000	38,284
National Retail Properties, Inc.
3.800%, 10/15/22	27,000	27,090
Prologis LP
4.250%, 8/15/23	50,000	52,674
Realty Income Corp.
5.750%, 1/15/21	45,000	50,227
Regency Centers LP
3.900%, 11/1/25	50,000	50,140
Select Income REIT
4.500%, 2/1/25	100,000	93,036
Simon Property Group LP
5.650%, 2/1/20	41,000	46,032
UDR, Inc.
4.250%, 6/1/18	36,000	37,629
Ventas Realty LP/Ventas Capital Corp.
2.000%, 2/15/18	27,000	26,886
4.250%, 3/1/22	40,000	41,346
3.250%, 8/15/22	36,000	35,031
Vornado Realty LP
5.000%, 1/15/22	45,000	47,948
Washington Real Estate Investment Trust
3.950%, 10/15/22	36,000	35,869
WEA Finance LLC/Westfield UK & Europe Finance plc
3.250%, 10/5/20§	500,000	502,312
Weingarten Realty Investors
3.375%, 10/15/22	54,000	52,699
Welltower, Inc.
4.700%, 9/15/17	36,000	37,550
6.125%, 4/15/20	26,000	29,112
Weyerhaeuser Co.
4.625%, 9/15/23	50,000	52,140

		3,732,243

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
1.650%, 9/29/17	25,000	24,899
2.000%, 8/24/18	33,000	33,049
4.000%, 3/13/24	50,000	52,022

See Notes to Financial Statements.

1277

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
BPCE S.A.
1.613%, 7/25/17	$125,000	$124,685

		234,655

Total Financials		77,463,750

Health Care (2.4%)
Biotechnology (0.3%)
Amgen, Inc.
5.850%, 6/1/17	54,000	57,123
6.150%, 6/1/18	11,000	12,128
2.125%, 5/1/20	235,000	230,500
3.450%, 10/1/20	54,000	55,472
3.625%, 5/15/22	45,000	46,168
3.625%, 5/22/24	50,000	49,944
5.650%, 6/15/42	144,000	155,182
4.400%, 5/1/45	60,000	55,780
Baxalta, Inc.
1.366%, 6/22/18 (l)§	500,000	498,440
4.000%, 6/23/25§	125,000	123,636
Biogen, Inc.
6.875%, 3/1/18	36,000	39,545
2.900%, 9/15/20	40,000	39,827
3.625%, 9/15/22	68,000	68,825
4.050%, 9/15/25	57,000	57,279
5.200%, 9/15/45	46,000	46,211
Celgene Corp.
2.300%, 8/15/18	43,000	43,274
2.250%, 5/15/19	169,000	167,321
3.250%, 8/15/22	131,000	129,694
3.875%, 8/15/25	100,000	99,607
Gilead Sciences, Inc.
1.850%, 9/4/18	20,000	20,055
2.350%, 2/1/20	76,000	75,931
2.550%, 9/1/20	50,000	49,934
4.500%, 4/1/21	54,000	58,572
3.650%, 3/1/26	23,000	23,114
4.600%, 9/1/35	26,000	26,640
4.500%, 2/1/45	70,000	68,753
4.750%, 3/1/46	20,000	20,185

		2,319,140

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories
4.125%, 5/27/20	36,000	38,774
2.550%, 3/15/22	110,000	109,044
2.950%, 3/15/25	100,000	98,420
Baxter International, Inc.
4.250%, 3/15/20	36,000	37,692
Becton Dickinson and Co.
1.450%, 5/15/17	111,000	110,755
1.800%, 12/15/17	137,000	136,610
2.675%, 12/15/19	154,000	154,525
3.250%, 11/12/20	54,000	55,062
3.125%, 11/8/21	68,000	68,506
3.300%, 3/1/23	36,000	35,563
4.685%, 12/15/44	21,000	21,175
BioMed Realty LP
2.625%, 5/1/19	25,000	24,261
Boston Scientific Corp.
5.125%, 1/12/17	977,000	1,011,931
2.650%, 10/1/18	146,000	146,599
6.000%, 1/15/20	36,000	40,085
2.850%, 5/15/20	103,000	102,019
3.375%, 5/15/22	1,000,000	988,166
3.850%, 5/15/25	116,000	114,438
Covidien International Finance S.A.
2.950%, 6/15/23	75,000	73,986
Medtronic, Inc.
2.500%, 3/15/20	102,000	102,368
4.450%, 3/15/20	54,000	58,365
3.125%, 3/15/22	95,000	95,969
3.150%, 3/15/22	100,000	101,020
3.625%, 3/15/24	90,000	92,282
3.500%, 3/15/25	100,000	100,789
4.625%, 3/15/44	131,000	133,151
4.625%, 3/15/45	65,000	66,934
St. Jude Medical, Inc.
2.800%, 9/15/20	68,000	67,776
3.250%, 4/15/23	27,000	26,465
3.875%, 9/15/25	22,000	22,244
Stryker Corp.
4.375%, 1/15/20	36,000	38,655
3.375%, 11/1/25	31,000	30,565
Zimmer Biomet Holdings, Inc.
4.625%, 11/30/19	27,000	28,801
2.700%, 4/1/20	100,000	98,620
3.550%, 4/1/25	39,000	37,949
4.250%, 8/15/35	99,000	92,354

		4,561,918

Health Care Providers & Services (0.4%)
Aetna, Inc.
3.950%, 9/1/20	64,000	67,283
4.500%, 5/15/42	68,000	66,852
4.125%, 11/15/42	33,000	30,543
AmerisourceBergen Corp.
1.150%, 5/15/17	140,000	138,794
4.875%, 11/15/19	27,000	29,027
3.250%, 3/1/25	39,000	37,813
4.250%, 3/1/45	39,000	35,943
Anthem, Inc.
1.875%, 1/15/18	360,000	357,782
2.300%, 7/15/18	173,000	173,216
4.350%, 8/15/20	118,000	124,902
3.300%, 1/15/23	168,000	163,606
4.650%, 8/15/44	50,000	47,782
Cardinal Health, Inc.
3.500%, 11/15/24	50,000	50,085
Cigna Corp.
5.125%, 6/15/20	39,000	42,561
3.250%, 4/15/25	169,000	165,805
Coventry Health Care, Inc.
5.450%, 6/15/21	28,000	30,940
Express Scripts Holding Co.
1.250%, 6/2/17	123,000	121,913
3.900%, 2/15/22	61,000	62,676
3.500%, 6/15/24	50,000	49,229
Humana, Inc.
7.200%, 6/15/18	27,000	30,170
3.850%, 10/1/24	50,000	50,420
Laboratory Corp. of America Holdings
2.200%, 8/23/17	24,000	24,086
2.625%, 2/1/20	40,000	39,525

See Notes to Financial Statements.

1278

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
4.625%, 11/15/20	$45,000	$47,803
3.750%, 8/23/22	20,000	20,089
McKesson Corp.
2.700%, 12/15/22	27,000	25,787
2.850%, 3/15/23	36,000	34,646
3.796%, 3/15/24	50,000	50,338
Medco Health Solutions, Inc.
7.125%, 3/15/18	45,000	49,541
4.125%, 9/15/20	45,000	47,282
UnitedHealth Group, Inc.
6.000%, 2/15/18	45,000	48,847
1.900%, 7/16/18	30,000	30,104
2.700%, 7/15/20	71,000	71,546
2.875%, 12/15/21	95,000	95,492
3.350%, 7/15/22	40,000	40,865
2.875%, 3/15/23	27,000	26,565
3.750%, 7/15/25	75,000	77,079
4.625%, 7/15/35	16,000	16,594
3.950%, 10/15/42	113,000	104,856

		2,728,387

Life Sciences Tools & Services (0.0%)
Life Technologies Corp.
6.000%, 3/1/20	36,000	39,918
Thermo Fisher Scientific, Inc.
1.300%, 2/1/17	75,000	74,739
3.300%, 2/15/22	151,000	150,636
3.650%, 12/15/25	26,000	25,801

		291,094

Pharmaceuticals (1.0%)
AbbVie, Inc.
1.750%, 11/6/17	65,000	64,924
1.800%, 5/14/18	75,000	74,601
2.500%, 5/14/20	254,000	250,568
2.900%, 11/6/22	210,000	203,108
3.600%, 5/14/25	75,000	74,030
4.500%, 5/14/35	66,000	64,486
4.400%, 11/6/42	135,000	126,014
Actavis Funding SCS
1.300%, 6/15/17	75,000	74,392
3.000%, 3/12/20	1,475,000	1,478,097
3.800%, 3/15/25	100,000	99,540
Actavis, Inc.
6.125%, 8/15/19	22,000	24,381
3.250%, 10/1/22	36,000	35,435
Allergan, Inc.
3.375%, 9/15/20	45,000	45,486
AstraZeneca plc
5.900%, 9/15/17	36,000	38,556
2.375%, 11/16/20	75,000	74,198
3.375%, 11/16/25	120,000	118,977
4.375%, 11/16/45	34,000	34,147
Bristol-Myers Squibb Co.
4.500%, 3/1/44	92,000	98,771
Eli Lilly & Co.
5.200%, 3/15/17	54,000	56,485
3.700%, 3/1/45	25,000	23,316
GlaxoSmithKline Capital plc
2.850%, 5/8/22	140,000	141,153
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	36,000	39,245
2.800%, 3/18/23	36,000	35,884
Johnson & Johnson
5.550%, 8/15/17	54,000	57,877
2.950%, 9/1/20	36,000	37,542
2.450%, 12/5/21	25,000	25,237
Merck & Co., Inc.
1.300%, 5/18/18	30,000	29,930
2.350%, 2/10/22	700,000	685,656
2.400%, 9/15/22	27,000	26,360
2.800%, 5/18/23	62,000	61,683
2.750%, 2/10/25	750,000	731,093
3.700%, 2/10/45	400,000	367,981
Mylan, Inc.
3.125%, 1/15/23§	65,000	59,706
Novartis Capital Corp.
4.400%, 4/24/20	158,000	173,262
3.400%, 5/6/24	50,000	51,633
3.000%, 11/20/25	50,000	49,416
4.000%, 11/20/45	35,000	34,321
Novartis Securities Investment Ltd.
5.125%, 2/10/19	64,000	70,041
Pfizer, Inc.
1.100%, 5/15/17	125,000	124,825
6.200%, 3/15/19	45,000	50,535
3.400%, 5/15/24	50,000	51,235
4.400%, 5/15/44	66,000	67,304
Roche Holdings, Inc.
3.000%, 11/10/25§	200,000	198,035
Sanofi S.A.
1.250%, 4/10/18	45,000	44,733
4.000%, 3/29/21	36,000	38,436
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	132,000	133,947
2.950%, 12/18/22	36,000	34,424
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	45,000	45,664
Zoetis, Inc.
1.875%, 2/1/18	36,000	35,463
3.250%, 2/1/23	49,000	46,864

		6,608,997

Total Health Care		16,509,536

Industrials (1.5%)
Aerospace & Defense (0.3%)
BAE Systems Holdings, Inc.
2.850%, 12/15/20 (b)§	31,000	30,853
3.850%, 12/15/25 (b)§	20,000	19,800
4.750%, 10/7/44 (b)§	7,000	6,840
Boeing Co.
2.350%, 10/30/21	62,000	61,253
2.200%, 10/30/22	10,000	9,668
2.600%, 10/30/25	14,000	13,521
General Dynamics Corp.
2.250%, 11/15/22	62,000	59,753
Honeywell International, Inc.
4.250%, 3/1/21	45,000	49,043
L-3 Communications Corp.
4.950%, 2/15/21	73,000	76,054
Lockheed Martin Corp.
2.500%, 11/23/20	75,000	74,481
3.350%, 9/15/21	45,000	45,976
3.100%, 1/15/23	614,000	609,225

See Notes to Financial Statements.

1279

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
3.550%, 1/15/26	$37,000	$37,102
3.600%, 3/1/35	51,000	45,565
4.500%, 5/15/36	15,000	15,137
4.070%, 12/15/42	52,000	48,443
4.700%, 5/15/46	42,000	42,899
Northrop Grumman Corp.
3.850%, 4/15/45	50,000	44,649
Precision Castparts Corp.
1.250%, 1/15/18	45,000	44,618
Raytheon Co.
4.400%, 2/15/20	73,000	78,953
3.150%, 12/15/24	25,000	25,039
Rockwell Collins, Inc.
5.250%, 7/15/19	18,000	19,579
United Technologies Corp.
1.800%, 6/1/17	18,000	18,075
1.778%, 5/4/18 (e)	216,000	213,576
6.125%, 2/1/19	27,000	30,079
4.500%, 4/15/20	36,000	39,311
3.100%, 6/1/22	54,000	54,907
4.150%, 5/15/45	60,000	57,084

		1,871,483

Air Freight & Logistics (0.0%)
FedEx Corp.
8.000%, 1/15/19	36,000	41,927
4.900%, 1/15/34	99,000	102,353
3.900%, 2/1/35	9,000	8,194
4.100%, 2/1/45	49,000	43,226
4.750%, 11/15/45	45,000	44,585
United Parcel Service, Inc.
3.125%, 1/15/21	54,000	56,137

		296,422

Airlines (0.3%)
American Airlines, Inc.
3.375%, 5/1/27	228,289	222,723
Continental Airlines, Inc., Class B
Series 2010-1 B 6.000%, 1/12/19	521,645	542,511
Delta Air Lines, Inc.
Series 2009-1 A 7.750%, 12/17/19	34,451	38,671
Series 2010-2 A 4.950%, 5/23/19	42,511	44,769
Southwest Airlines Co.
2.750%, 11/6/19	70,000	70,569
2.650%, 11/5/20	67,000	66,524
Turkish Airlines
4.200%, 3/15/27§	879,452	837,133
United Airlines, Inc.
Series 2009-2 A 9.750%, 1/15/17	28,789	30,372

		1,853,272

Commercial Services & Supplies (0.1%)
Cornell University
5.450%, 2/1/19	36,000	39,450
Pitney Bowes, Inc.
5.750%, 9/15/17	17,000	17,995
4.625%, 3/15/24	100,000	98,285
Republic Services, Inc.
5.500%, 9/15/19	27,000	29,677
5.250%, 11/15/21	36,000	39,768
3.200%, 3/15/25	127,000	122,304
Waste Management, Inc.
2.900%, 9/15/22	36,000	35,332
3.125%, 3/1/25	49,000	47,677
3.900%, 3/1/35	61,000	56,780

		487,268

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	21,000	20,981
2.875%, 5/8/22	36,000	35,411
Odebrecht Offshore Drilling Finance Ltd.
6.625%, 10/1/22§	643,230	141,511

		197,903

Electrical Equipment (0.0%)
Eaton Corp.
1.500%, 11/2/17	27,000	26,896
2.750%, 11/2/22	211,000	204,317
Emerson Electric Co.
4.875%, 10/15/19	45,000	49,290
Rockwell Automation, Inc.
2.875%, 3/1/25	170,000	166,004

		446,507

Industrial Conglomerates (0.2%)
3M Co.
1.625%, 6/15/19	50,000	49,904
Danaher Corp.
2.300%, 6/23/16	215,000	216,511
5.400%, 3/1/19	36,000	39,740
3.900%, 6/23/21	27,000	28,812
General Electric Co.
5.250%, 12/6/17	91,000	97,355
2.700%, 10/9/22	64,000	63,624
4.500%, 3/11/44	191,000	197,553
Hutchison Whampoa International Ltd.
7.625%, 4/9/19 (m)	254,000	295,209
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	36,000	39,841
Koninklijke Philips N.V.
5.750%, 3/11/18	36,000	38,473
Pentair Finance S.A.
5.000%, 5/15/21	27,000	28,357
Roper Technologies, Inc.
1.850%, 11/15/17	36,000	35,811
Tyco Electronics Group S.A.
4.875%, 1/15/21	36,000	38,612

		1,169,802

Machinery (0.1%)
Caterpillar, Inc.
1.500%, 6/26/17	91,000	91,139
3.400%, 5/15/24	35,000	35,254
4.750%, 5/15/64	139,000	134,374
Deere & Co.
2.600%, 6/8/22	91,000	89,551
Dover Corp.
3.150%, 11/15/25	50,000	49,216

See Notes to Financial Statements.

1280

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	$80,000	$78,868
4.650%, 11/1/44	14,000	13,422
Joy Global, Inc.
5.125%, 10/15/21	29,000	22,906
Kennametal, Inc.
3.875%, 2/15/22	27,000	27,075
Stanley Black & Decker, Inc.
2.900%, 11/1/22	36,000	35,366

		577,171

Professional Services (0.0%)
Equifax, Inc.
3.300%, 12/15/22	36,000	34,973

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	91,000	98,384
3.450%, 9/15/21	25,000	25,661
3.000%, 3/15/23	124,000	122,599
3.400%, 9/1/24	50,000	49,960
4.150%, 4/1/45	32,000	29,023
4.700%, 9/1/45	30,000	29,913
Canadian National Railway Co.
5.550%, 3/1/19	64,000	70,120
Canadian Pacific Railway Co.
7.250%, 5/15/19	36,000	41,089
CSX Corp.
6.250%, 3/15/18	54,000	58,773
3.350%, 11/1/25	36,000	35,038
4.100%, 3/15/44	49,000	44,462
Norfolk Southern Corp.
7.700%, 5/15/17	49,000	52,924
5.900%, 6/15/19	36,000	40,040
4.450%, 6/15/45	51,000	47,474
Ryder System, Inc.
2.500%, 3/1/18	21,000	20,920
2.450%, 9/3/19	110,000	107,909
2.875%, 9/1/20	50,000	49,177
Union Pacific Corp.
2.750%, 4/15/23	62,000	61,328
3.250%, 8/15/25	100,000	101,049
3.375%, 2/1/35	29,000	26,449
4.050%, 11/15/45	9,000	8,758
3.875%, 2/1/55	102,000	89,964
4.375%, 11/15/65	40,000	36,851
Union Pacific Railroad Co. Pass-Through Trust
3.227%, 5/14/26	84,007	83,013

		1,330,878

Trading Companies & Distributors (0.3%)
Air Lease Corp.
5.625%, 4/1/17	100,000	103,750
Aviation Capital Group Corp.
2.875%, 9/17/18§	145,000	141,828
Doric Nimrod Air Finance Alpha Ltd.
5.125%, 11/30/22§	175,775	180,718
5.250%, 5/30/23§	1,315,538	1,370,633
GATX Corp.
1.250%, 3/4/17	100,000	99,377
2.600%, 3/30/20	41,000	39,839

		1,936,145

Total Industrials		10,201,824

Information Technology (1.5%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
4.950%, 2/15/19	50,000	54,636
2.125%, 3/1/19	75,000	75,583
2.450%, 6/15/20	100,000	100,869
3.625%, 3/4/24	75,000	78,312
Harris Corp.
2.700%, 4/27/20	108,000	105,723
4.854%, 4/27/35	85,000	83,769
5.054%, 4/27/45	35,000	34,247
Juniper Networks, Inc.
3.300%, 6/15/20	35,000	34,881
QUALCOMM, Inc.
2.250%, 5/20/20	100,000	98,816

		666,836

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
1.550%, 9/15/17	25,000	24,879
Avnet, Inc.
5.875%, 6/15/20	45,000	48,821
Corning, Inc.
1.450%, 11/15/17	27,000	26,730

		100,430

Internet Software & Services (0.5%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19	250,000	244,102
3.600%, 11/28/24	1,800,000	1,729,421
Baidu, Inc.
2.750%, 6/9/19	200,000	198,372
eBay, Inc.
3.250%, 10/15/20	36,000	36,358
2.600%, 7/15/22	45,000	41,576
Google, Inc.
3.625%, 5/19/21	36,000	38,252
Tencent Holdings Ltd.
2.875%, 2/11/20§	1,100,000	1,095,710

		3,383,791

IT Services (0.2%)
Automatic Data Processing, Inc.
2.250%, 9/15/20	50,000	49,998
Computer Sciences Corp.
6.500%, 3/15/18	36,000	38,858
Fidelity National Information Services, Inc.
1.450%, 6/5/17	30,000	29,612
2.000%, 4/15/18	21,000	20,631
3.625%, 10/15/20	86,000	87,078
Fiserv, Inc.
4.625%, 10/1/20	36,000	38,371
International Business Machines Corp.
5.700%, 9/14/17	136,000	145,805
7.625%, 10/15/18	91,000	105,073
1.875%, 8/1/22	91,000	85,603
2.875%, 11/9/22	125,000	124,258
MasterCard, Inc.
3.375%, 4/1/24	149,000	152,030
Visa, Inc.
2.200%, 12/14/20	100,000	99,895
2.800%, 12/14/22	157,000	157,426

See Notes to Financial Statements.

1281

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
3.150%, 12/14/25	$228,000	$228,732
4.150%, 12/14/35	44,000	44,469
4.300%, 12/14/45	58,000	58,830
Western Union Co.
5.253%, 4/1/20	73,000	79,043
Xerox Corp.
6.350%, 5/15/18	54,000	57,822
3.800%, 5/15/24	50,000	45,996

		1,649,530

Semiconductors & Semiconductor Equipment (0.1%)
Analog Devices, Inc.
3.900%, 12/15/25	16,000	16,102
5.300%, 12/15/45	17,000	17,471
Applied Materials, Inc.
2.625%, 10/1/20	106,000	105,453
3.900%, 10/1/25	48,000	48,073
Avago Technologies, Term Loan B
0.000%, 11/3/22	700,000	690,764
Broadcom Corp.
2.500%, 8/15/22	36,000	35,809
Intel Corp.
1.350%, 12/15/17	64,000	64,090
2.450%, 7/29/20	30,000	30,337
2.700%, 12/15/22	45,000	44,564
3.700%, 7/29/25	25,000	25,961
KLA-Tencor Corp.
4.125%, 11/1/21	28,000	27,913
4.650%, 11/1/24	50,000	50,221

		1,156,758

Software (0.3%)
Adobe Systems, Inc.
4.750%, 2/1/20	21,000	22,725
Autodesk, Inc.
3.600%, 12/15/22	36,000	35,070
CA, Inc.
4.500%, 8/15/23	50,000	50,562
Microsoft Corp.
4.200%, 6/1/19	54,000	58,593
2.000%, 11/3/20	75,000	74,798
2.375%, 5/1/23	102,000	99,553
2.700%, 2/12/25	75,000	73,045
3.125%, 11/3/25	242,000	243,826
3.500%, 2/12/35	149,000	137,963
4.450%, 11/3/45	9,000	9,258
Oracle Corp.
1.200%, 10/15/17	64,000	63,809
5.750%, 4/15/18	109,000	119,093
2.800%, 7/8/21	370,000	374,854
2.500%, 10/15/22	73,000	71,166
3.400%, 7/8/24	75,000	75,935
2.950%, 5/15/25	100,000	97,130
3.250%, 5/15/30	149,000	138,845
4.375%, 5/15/55	64,000	58,879
Symantec Corp.
3.950%, 6/15/22	91,000	89,308

		1,894,412

Technology Hardware, Storage & Peripherals (0.3%)
Apple, Inc.
1.050%, 5/5/17	100,000	99,950
1.000%, 5/3/18	91,000	90,394
2.100%, 5/6/19	226,000	228,563
2.000%, 5/6/20	291,000	289,887
2.150%, 2/9/22	100,000	97,229
2.400%, 5/3/23	136,000	132,512
3.200%, 5/13/25	100,000	100,584
3.450%, 2/9/45	42,000	36,036
EMC Corp.
1.875%, 6/1/18	45,000	41,872
2.650%, 6/1/20	36,000	32,072
Hewlett Packard Enterprise Co.
2.850%, 10/5/18§	220,000	219,944
3.600%, 10/15/20§	255,000	252,696
4.900%, 10/15/25§	50,000	49,111
HP, Inc.
3.750%, 12/1/20	37,000	36,491
4.375%, 9/15/21	45,000	44,372
NetApp, Inc.
2.000%, 12/15/17	36,000	35,959
Seagate HDD Cayman
3.750%, 11/15/18	75,000	74,438

		1,862,110

Total Information Technology		10,713,867

Materials (0.4%)
Chemicals (0.2%)
Agrium, Inc.
3.150%, 10/1/22	36,000	34,438
4.125%, 3/15/35	30,000	26,076
Air Products and Chemicals, Inc.
4.375%, 8/21/19	36,000	38,374
Albemarle Corp.
4.150%, 12/1/24	100,000	96,086
CF Industries, Inc.
6.875%, 5/1/18	50,000	54,175
3.450%, 6/1/23	50,000	46,633
5.375%, 3/15/44	78,000	67,829
Dow Chemical Co.
8.550%, 5/15/19	56,000	66,036
3.000%, 11/15/22	27,000	25,902
3.500%, 10/1/24	75,000	72,615
4.375%, 11/15/42	26,000	22,672
4.625%, 10/1/44	44,000	39,853
E.I. du Pont de Nemours & Co.
3.625%, 1/15/21	64,000	65,817
2.800%, 2/15/23	45,000	42,562
Eastman Chemical Co.
2.400%, 6/1/17	36,000	36,189
3.600%, 8/15/22	45,000	44,861
4.800%, 9/1/42	95,000	87,480
Ecolab, Inc.
1.450%, 12/8/17	27,000	26,697
2.250%, 1/12/20	41,000	40,634
4.350%, 12/8/21	45,000	47,774
Lubrizol Corp.
8.875%, 2/1/19	26,000	30,966
LYB International Finance B.V.
4.000%, 7/15/23	36,000	35,789
Methanex Corp.
3.250%, 12/15/19	36,000	34,484

See Notes to Financial Statements.

1282

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Monsanto Co.
2.125%, 7/15/19	$50,000	$49,806
2.200%, 7/15/22	18,000	16,649
3.600%, 7/15/42	71,000	53,409
Potash Corp. of Saskatchewan, Inc.
4.875%, 3/30/20	27,000	29,251
PPG Industries, Inc.
3.600%, 11/15/20	27,000	27,739
Praxair, Inc.
4.500%, 8/15/19	36,000	38,602
2.700%, 2/21/23	36,000	35,192
RPM International, Inc.
6.125%, 10/15/19	36,000	39,348
Sherwin-Williams Co.
4.000%, 12/15/42	25,000	23,895

		1,397,833

Construction Materials (0.0%)
CRH America, Inc.
5.750%, 1/15/21	45,000	50,402

Containers & Packaging (0.0%)
Bemis Co., Inc.
6.800%, 8/1/19	36,000	40,443
Packaging Corp. of America
3.900%, 6/15/22	36,000	36,552
WestRock RKT Co
3.500%, 3/1/20	59,000	59,616

		136,611

Metals & Mining (0.2%)
Barrick Gold Corp.
6.950%, 4/1/19	12,000	12,495
4.100%, 5/1/23	12,000	10,324
Barrick North America Finance LLC
4.400%, 5/30/21	45,000	40,301
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	91,000	100,547
2.875%, 2/24/22	54,000	49,480
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	45,000	46,800
Freeport-McMoRan, Inc.
2.375%, 3/15/18	27,000	21,195
4.000%, 11/14/21	140,000	82,600
3.550%, 3/1/22	64,000	37,440
3.875%, 3/15/23	50,000	28,000
5.400%, 11/14/34	69,000	35,190
Glencore Canada Corp.
5.500%, 6/15/17	41,000	40,180
Goldcorp, Inc.
2.125%, 3/15/18	36,000	35,243
3.625%, 6/9/21	35,000	32,738
Newmont Mining Corp.
5.125%, 10/1/19	36,000	37,420
3.500%, 3/15/22	131,000	116,783
Nucor Corp.
5.850%, 6/1/18	27,000	28,935
5.200%, 8/1/43	47,000	43,970
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	36,000	33,597
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	91,000	106,182
4.125%, 5/20/21	45,000	44,941
Rio Tinto Finance USA plc
2.250%, 12/14/18	45,000	43,782
2.875%, 8/21/22	45,000	40,614
Vale Overseas Ltd.
4.625%, 9/15/20	64,000	53,234

		1,121,991

Paper & Forest Products (0.0%)
International Paper Co.
4.750%, 2/15/22	75,000	80,282
3.650%, 6/15/24	67,000	66,068
4.800%, 6/15/44	9,000	8,170

		154,520

Total Materials		2,861,357

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.2%)
Altice Finco S.A.
7.625%, 2/15/25§	200,000	182,500
AT&T, Inc.
1.700%, 6/1/17	54,000	54,083
1.400%, 12/1/17	54,000	53,661
5.500%, 2/1/18	91,000	97,515
2.375%, 11/27/18	95,000	95,562
2.300%, 3/11/19	113,000	113,078
2.450%, 6/30/20	1,521,000	1,493,249
3.875%, 8/15/21	128,000	132,164
3.000%, 6/30/22	345,000	337,591
2.625%, 12/1/22	27,000	25,635
3.400%, 5/15/25	150,000	144,230
4.300%, 12/15/42	127,000	108,387
4.800%, 6/15/44	32,000	29,350
4.750%, 5/15/46	45,000	41,722
BellSouth LLC
4.821%, 4/26/16§	900,000	911,025
British Telecommunications plc
5.950%, 1/15/18	91,000	97,956
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	73,000	81,421
Orange S.A.
2.750%, 2/6/19	25,000	25,316
5.375%, 7/8/19	36,000	39,601
5.500%, 2/6/44	50,000	53,060
Qwest Corp.
6.500%, 6/1/17	45,000	47,137
Telefonica Emisiones S.A.U.
6.221%, 7/3/17	36,000	38,264
5.134%, 4/27/20	33,000	36,047
5.462%, 2/16/21	45,000	50,299
Verizon Communications, Inc.
2.042%, 9/15/16 (l)	400,000	402,752
2.500%, 9/15/16	205,000	206,709
2.252%, 9/14/18 (l)	100,000	102,257
3.650%, 9/14/18	475,000	495,284
2.550%, 6/17/19	50,000	50,558
2.625%, 2/21/20	195,000	195,305
4.500%, 9/15/20	514,000	551,533
3.450%, 3/15/21	292,000	298,479
4.600%, 4/1/21	91,000	98,017
2.450%, 11/1/22	36,000	34,061

See Notes to Financial Statements.

1283

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
5.150%, 9/15/23	$575,000	$632,236
4.150%, 3/15/24	100,000	103,371
5.050%, 3/15/34	51,000	50,930
4.400%, 11/1/34	241,000	222,623
3.850%, 11/1/42	205,000	167,038
4.862%, 8/21/46	96,000	91,036

		7,991,042

Wireless Telecommunication Services (0.2%)
Altice Financing S.A.
6.625%, 2/15/23§	800,000	792,000
America Movil S.A.B. de C.V.
2.375%, 9/8/16	254,000	254,838
5.000%, 3/30/20	286,000	308,966
Rogers Communications, Inc.
6.800%, 8/15/18	45,000	50,112
4.100%, 10/1/23	50,000	51,631
3.625%, 12/15/25	21,000	20,557
5.000%, 3/15/44	19,000	18,803
Vodafone Group plc
5.450%, 6/10/19	54,000	59,117
2.500%, 9/26/22	116,000	107,487
2.950%, 2/19/23	45,000	42,348

		1,705,859

Total Telecommunication Services		9,696,901

Utilities (1.4%)
Electric Utilities (0.8%)
Alabama Power Co.
2.800%, 4/1/25	19,000	18,355
American Electric Power Co., Inc.
1.650%, 12/15/17	36,000	35,682
Arizona Public Service Co.
2.200%, 1/15/20	50,000	49,438
CenterPoint Energy Houston Electric LLC
4.500%, 4/1/44	40,000	40,786
Commonwealth Edison Co.
6.150%, 9/15/17	91,000	97,702
4.700%, 1/15/44	70,000	74,195
DTE Electric Co.
2.650%, 6/15/22	45,000	44,427
3.950%, 6/15/42	50,000	47,258
Duke Energy Carolinas LLC
4.300%, 6/15/20	34,000	36,694
4.250%, 12/15/41	244,000	243,700
3.750%, 6/1/45	50,000	45,763
Duke Energy Corp.
5.050%, 9/15/19	36,000	39,149
3.050%, 8/15/22	7,000	6,875
3.750%, 4/15/24	74,000	74,922
4.800%, 12/15/45	65,000	66,019
Duke Energy Florida LLC
4.550%, 4/1/20	18,000	19,471
5.900%, 3/1/33	46,000	54,178
3.850%, 11/15/42	50,000	46,142
Duke Energy Progress LLC
5.300%, 1/15/19	45,000	49,455
3.250%, 8/15/25	50,000	50,192
Entergy Arkansas, Inc.
3.750%, 2/15/21	924,000	954,380
3.700%, 6/1/24	126,000	126,339
Entergy Texas, Inc.
7.125%, 2/1/19	45,000	51,349
Exelon Corp.
2.850%, 6/15/20	140,000	139,969
3.950%, 6/15/25 (b)§	75,000	74,572
FirstEnergy Solutions Corp.
6.050%, 8/15/21	100,000	106,260
Florida Power & Light Co.
5.550%, 11/1/17	36,000	38,409
3.800%, 12/15/42	40,000	37,880
Georgia Power Co.
3.000%, 4/15/16	194,000	195,074
5.400%, 6/1/18	54,000	58,441
1.950%, 12/1/18	50,000	49,782
Indiana Michigan Power Co.
7.000%, 3/15/19	45,000	50,755
IPALCO Enterprises, Inc.
5.000%, 5/1/18	417,000	438,062
Kansas City Power & Light Co.
5.850%, 6/15/17	36,000	37,909
LG&E and KU Energy LLC
3.750%, 11/15/20	54,000	55,767
Nevada Power Co.
7.125%, 3/15/19	54,000	61,573
NextEra Energy Capital Holdings, Inc.
3.625%, 6/15/23	50,000	49,683
Northern States Power Co.
5.250%, 3/1/18	27,000	28,914
NSTAR Electric Co.
2.375%, 10/15/22	45,000	43,317
3.250%, 11/15/25	100,000	99,780
Ohio Power Co.
6.050%, 5/1/18	36,000	38,837
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	36,000	40,096
Pacific Gas & Electric Co.
3.500%, 10/1/20	45,000	46,462
3.400%, 8/15/24	50,000	50,327
4.750%, 2/15/44	53,000	55,032
4.300%, 3/15/45	26,000	26,018
PacifiCorp
5.500%, 1/15/19	45,000	49,284
3.600%, 4/1/24	205,000	211,120
3.350%, 7/1/25	197,000	197,887
PECO Energy Co.
2.375%, 9/15/22	45,000	43,544
Progress Energy, Inc.
4.875%, 12/1/19	18,000	19,301
Public Service Co. of Colorado
3.200%, 11/15/20	45,000	46,611
2.500%, 3/15/23	91,000	88,439
Public Service Electric & Gas Co.
3.050%, 11/15/24	50,000	49,768
Southern California Edison Co.
1.250%, 11/1/17	28,000	27,741
3.500%, 10/1/23	50,000	51,710
Tampa Electric Co.
6.100%, 5/15/18	27,000	29,582

See Notes to Financial Statements.

1284

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Trans-Allegheny Interstate Line Co.
3.850%, 6/1/25§	$136,000	$135,659
Virginia Electric & Power Co.
3.450%, 2/15/24	50,000	50,763
4.450%, 2/15/44	39,000	39,515
4.200%, 5/15/45	81,000	80,173
Wisconsin Electric Power Co.
2.950%, 9/15/21	45,000	45,440

		5,261,927

Gas Utilities (0.2%)
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	54,000	56,528
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	36,000	38,284
Sabine Pass Liquefaction LLC
5.750%, 5/15/24	1,800,000	1,548,000

		1,642,812

Independent Power and Renewable Electricity Producers (0.1%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	45,000	49,023
NRG Energy, Inc.
7.625%, 1/15/18	544,000	568,480
PSEG Power LLC
5.125%, 4/15/20	36,000	38,922
Tennessee Valley Authority
2.875%, 9/15/24	50,000	50,432
TransAlta Corp.
4.500%, 11/15/22	27,000	24,849

		731,706

Multi-Utilities (0.3%)
AGL Capital Corp.
3.500%, 9/15/21	45,000	45,419
Ameren Corp.
2.700%, 11/15/20	50,000	49,841
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	36,000	38,834
2.400%, 2/1/20	51,000	50,421
3.750%, 11/15/23	50,000	51,082
3.500%, 2/1/25	50,000	49,565
CMS Energy Corp.
3.875%, 3/1/24	153,000	156,635
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	36,000	39,002
7.125%, 12/1/18	36,000	40,961
Consumers Energy Co.
6.700%, 9/15/19	45,000	51,803
3.375%, 8/15/23	87,000	88,760
3.950%, 5/15/43	39,000	36,111
Dominion Resources, Inc.
1.950%, 8/15/16	269,000	269,675
1.250%, 3/15/17	100,000	99,167
2.500%, 12/1/19	125,000	123,767
2.750%, 9/15/22	45,000	43,050
5.750%, 10/1/54 (l)	50,000	48,750
DTE Energy Co.
2.400%, 12/1/19	35,000	34,731
3.500%, 6/1/24	144,000	143,663
NiSource Finance Corp.
6.400%, 3/15/18	26,000	28,299
3.850%, 2/15/23	107,000	108,925
PG&E Corp.
2.400%, 3/1/19	79,000	78,994
Puget Sound Energy, Inc.
4.300%, 5/20/45	101,000	101,017
Sempra Energy
9.800%, 2/15/19	64,000	77,548
2.875%, 10/1/22	57,000	55,127

		1,911,147

Total Utilities		9,547,592

Total Corporate Bonds		167,860,537

Government Securities (63.1%)
Agency ABS (0.2%)
SBA Small Business Investment Cos.
5.944%, 8/10/18	237,958	256,871
United States Small Business Administration
Series 2004-20A 1
4.930%, 1/1/24	41,510	44,549
Series 2004-20C 1
4.340%, 3/1/24	378,541	396,133
Series 2005-20B 1
4.625%, 2/1/25	35,186	37,241
Series 2008-20G 1
5.870%, 7/1/28	456,235	511,220

		1,246,014

Agency CMO (30.1%)
Federal Home Loan Mortgage Corp.
6.000%, 2/1/17	3,551	3,630
6.000%, 3/1/17	175	180
6.500%, 3/1/17	1,047	1,077
6.000%, 4/1/17	2,665	2,735
6.000%, 5/1/17	116	119
4.879%, 5/19/17	1,268,933	1,315,830
6.000%, 7/1/17	675	695
6.000%, 8/1/17	1,678	1,731
5.500%, 11/1/17	1,648	1,700
3.000%, 5/1/27	97,785	101,154
3.000%, 1/1/30	60,473	62,509
2.500%, 3/1/30	48,938	49,523
2.500%, 5/1/30	124,730	126,035
3.000%, 5/1/30	105,420	109,135
3.000%, 6/1/30	214,571	221,897
2.500%, 7/1/30	48,766	49,282
3.000%, 7/1/30	101,948	105,379
2.500%, 8/1/30	142,313	143,880
3.000%, 8/1/30	153,817	159,061
2.500%, 9/1/30	181,664	183,513
2.565%, 11/1/31 (l)	2,591	2,735
2.357%, 4/1/36 (l)	65,087	68,808
4.500%, 2/1/39	52,683	56,877
4.500%, 12/1/39	21,013	22,706
4.000%, 8/1/40	26,012	27,572
4.500%, 5/1/41	136,355	147,466
5.500%, 6/1/41	96,345	106,420
5.000%, 11/1/41	244,953	268,118
3.500%, 4/1/42	80,689	83,636
3.000%, 6/15/42	2,938,915	2,940,560
3.500%, 8/1/42	60,174	62,369
3.500%, 10/1/42	11,899	12,302

See Notes to Financial Statements.

1285

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
3.000%, 1/1/43	$85,246	$85,349
3.500%, 2/1/43	86,221	89,478
3.000%, 3/1/43	90,099	90,222
3.000%, 4/1/43	602,533	603,075
3.000%, 7/1/43	436,942	437,812
3.000%, 8/1/43	253,958	254,186
3.500%, 8/1/43	85,652	88,887
4.500%, 9/1/43	192,580	208,152
4.500%, 11/1/43	101,895	110,135
3.500%, 12/1/43	70,644	73,313
4.500%, 12/1/43	153,374	165,775
3.500%, 1/1/44	22,399	23,231
4.500%, 2/1/44	77,559	83,830
4.000%, 4/1/44	90,705	96,413
4.500%, 7/1/44	50,476	54,542
4.000%, 8/1/44	132,264	140,918
4.500%, 9/1/44	239,142	258,479
4.500%, 10/1/44	32,175	34,757
3.000%, 1/1/45	6,556,569	6,560,410
4.000%, 1/1/45	350,535	370,568
3.000%, 7/1/45	2,950,803	2,948,843
4.500%, 7/1/45	263,581	284,730
3.500%, 8/1/45	3,045,101	3,136,342
3.500%, 9/1/45	502,161	517,404
4.000%, 9/1/45	91,951	98,241
3.500%, 10/1/45	1,050,358	1,084,383
4.000%, 10/1/45	323,718	342,848
4.000%, 12/1/45	36,940	39,403
2.500%, 1/15/31 TBA	339,000	342,019
3.000%, 1/15/46 TBA	505,000	504,093
4.000%, 1/15/46 TBA	1,118,000	1,180,887
4.500%, 1/15/46 TBA	29,000	31,238
5.500%, 1/15/46 TBA	300,000	331,594
3.500%, 2/15/46 TBA	2,000,000	2,054,219
4.000%, 2/15/46 TBA	600,000	632,484
5.000%, 2/15/46 TBA	700,000	763,766
Federal National Mortgage Association
7.000%, 4/1/16	18	18
5.500%, 2/1/17	1,221	1,244
5.500%, 6/1/17	384	393
3.889%, 2/25/18 IO (l)	1,402,506	85,868
4.000%, 4/1/23	1,076	1,137
5.000%, 2/1/24 (l)	142	153
4.000%, 9/1/25	47,825	50,761
4.000%, 1/1/26	89,542	95,040
4.000%, 4/1/26	25,477	27,117
3.500%, 7/1/26	320,480	337,493
4.000%, 7/1/26	114,749	122,011
4.000%, 8/1/26	60,731	64,574
3.000%, 11/1/26	72,647	75,076
3.000%, 2/1/27	189,991	196,344
2.482%, 1/1/28 (l)	21,144	22,013
3.000%, 9/1/28	125,589	129,788
3.500%, 10/1/28	383,387	403,560
3.500%, 2/1/29	80,138	84,430
3.000%, 4/1/29	82,828	85,650
3.500%, 4/1/29	175,085	184,516
3.000%, 5/1/29	86,364	89,360
3.000%, 6/1/29	85,273	88,178
3.500%, 8/1/29	262,756	276,910
3.000%, 9/1/29	134,928	139,492
3.500%, 9/1/29	89,103	93,931
3.500%, 12/1/29	347,634	366,794
3.000%, 1/1/30	372,446	384,958
3.000%, 3/1/30	74,625	77,167
2.500%, 4/1/30	51,300	51,811
3.000%, 4/1/30	62,926	65,030
2.500%, 5/1/30	25,262	25,549
3.000%, 5/1/30	36,438	37,679
2.500%, 6/1/30	88,713	89,722
2.500%, 7/1/30	104,276	105,436
3.000%, 7/1/30	128,217	132,541
2.500%, 8/1/30	263,094	265,788
3.000%, 8/1/30	346,295	357,853
3.500%, 8/1/30	66,844	70,575
2.500%, 9/1/30	97,548	98,530
3.000%, 9/1/30	141,288	146,082
2.500%, 11/1/30	254,840	257,373
1.893%, 3/1/33 (l)	24,197	24,921
5.500%, 11/15/33	3,600,766	3,966,290
6.000%, 2/1/34	55,167	62,504
5.500%, 5/1/34	260,760	291,203
3.000%, 5/25/34	3,636,744	3,650,985
6.000%, 8/1/34	30,901	35,046
3.000%, 9/1/34	4,126,078	4,214,886
3.500%, 12/1/34	3,863,590	4,028,849
5.500%, 2/1/35	153,519	171,508
6.000%, 4/1/35	491,986	557,033
5.500%, 12/1/35	91,498	102,478
2.276%, 1/1/36 (l)	549,066	578,160
6.000%, 2/1/38	23,907	26,985
6.000%, 3/1/38	8,966	10,170
6.000%, 5/1/38	28,884	32,671
6.000%, 10/1/38	8,959	10,118
6.000%, 12/1/38	12,024	13,582
4.000%, 6/1/39	25,608	27,140
5.000%, 6/1/39	872,942	961,235
4.500%, 7/1/39	369,303	401,011
5.500%, 9/1/39	82,129	91,984
6.500%, 5/1/40	374,288	427,414
4.500%, 7/1/40	89,886	97,374
4.500%, 8/1/40	132,949	144,032
4.000%, 9/1/40	145,900	154,717
4.000%, 10/1/40	87,164	92,554
2.464%, 12/1/40 (l)	7,938	8,293
4.000%, 12/1/40	1,741,257	1,849,239
5.500%, 4/1/41	15,145	16,991
4.500%, 5/1/41	4,319	4,709
3.351%, 6/1/41 (l)	64,055	67,154
4.500%, 7/1/41	16,693	18,114
5.000%, 7/1/41	21,402	23,636
5.000%, 8/1/41	13,618	15,039
3.503%, 9/1/41 (l)	45,778	47,829
4.500%, 9/1/41	44,848	48,811
4.000%, 10/1/41	25,135	26,654
4.500%, 10/1/41	156,505	169,747
4.000%, 2/1/42	81,385	86,303
4.000%, 6/1/42	47,773	50,659
4.000%, 7/1/42	206,466	220,213
4.500%, 8/1/42	46,738	50,619
4.500%, 9/1/42	302,518	327,618
3.000%, 9/25/42	2,043,138	1,864,056
3.500%, 10/1/42	90,710	94,278
3.000%, 12/1/42	91,593	91,890

See Notes to Financial Statements.

1286

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
4.000%, 12/1/42		$87,443	$92,727
3.000%, 1/1/43		181,791	182,398
4.000%, 1/1/43		181,995	192,993
3.000%, 2/1/43		357,503	358,759
3.500%, 2/1/43		83,597	86,571
3.000%, 3/1/43		704,946	706,689
3.500%, 3/1/43		89,681	92,872
2.700%, 3/25/43		4,275,463	3,803,542
3.000%, 4/1/43		489,682	491,011
3.000%, 5/1/43		675,907	678,162
3.000%, 6/1/43		118,393	118,969
3.500%, 6/1/43		82,998	85,952
3.000%, 7/1/43		861,517	864,983
3.500%, 7/1/43		182,965	189,752
3.500%, 8/1/43		253,803	262,811
4.500%, 9/1/43		352,614	382,364
4.000%, 10/1/43		946,638	1,005,234
3.000%, 10/15/43		3,384,188	3,426,015
3.500%, 12/1/43		84,395	87,662
4.500%, 12/1/43		80,397	87,024
4.500%, 1/1/44		162,834	177,660
4.500%, 3/1/44		129,148	139,792
3.000%, 3/15/44		4,289,102	3,852,929
4.500%, 4/1/44		825,737	895,602
4.000%, 5/1/44		90,024	95,704
3.500%, 7/1/44		92,778	95,979
3.500%, 8/1/44		181,049	187,853
4.000%, 8/1/44		745,096	796,175
4.000%, 9/1/44		48,915	52,001
3.000%, 10/1/44		3,649,715	3,656,416
3.500%, 10/1/44		198,898	205,727
3.500%, 12/1/44		3,418,390	3,485,555
4.000%, 12/1/44		92,625	98,773
3.000%, 1/15/45		4,111,385	3,600,244
3.500%, 2/1/45		8,880,288	9,054,771
2.500%, 2/15/45		6,126,178	4,895,644
3.500%, 3/1/45		345,645	357,189
3.000%, 4/1/45		4,321,707	4,287,775
3.500%, 4/1/45		276,270	285,497
3.000%, 5/1/45		5,763,396	5,718,144
3.500%, 5/1/45		183,272	189,634
3.500%, 6/1/45		560,058	579,208
3.500%, 7/1/45		568,523	587,333
3.500%, 8/1/45		6,987	7,219
3.500%, 9/1/45		3,280,407	3,387,317
4.000%, 9/1/45		25,944	27,576
3.500%, 10/1/45		163,684	169,304
4.000%, 10/1/45		1,314,852	1,398,108
4.500%, 10/1/45		170,979	187,668
3.500%, 11/1/45		464,866	481,844
4.000%, 11/1/45		346,764	368,556
4.500%, 11/1/45		311,701	342,113
3.500%, 12/1/45		837,945	865,903
4.000%, 12/1/45		133,584	142,566
2.500%, 1/25/31 TBA		611,000	615,869
4.500%, 1/25/31 TBA		900,000	931,219
3.000%, 1/25/46 TBA		9,358,000	9,355,806
6.000%, 1/25/46 TBA		100,000	113,016
3.500%, 2/25/46 TBA		11,000,000	11,322,695
4.000%, 2/25/46 TBA		17,000,000	17,951,602
4.500%, 2/25/46 TBA		7,500,000	8,087,695
FHLMC Multifamily Structured Pass Through Certificates
0.459%, 8/25/22 IO (l)		$290,000	$5,592
1.195%, 3/25/24 IO (l)		642,684	48,599
3.334%, 8/25/25 (l)		70,000	71,990
Government National Mortgage Association
1.875%, 7/20/27 (l)		1,256	1,287
6.500%, 6/20/32		16,356	18,615
5.500%, 4/15/33		2,084	2,344
5.000%, 12/15/38		15,714	17,382
5.000%, 7/15/39		49,292	54,637
5.000%, 10/20/39		18,659	20,683
4.500%, 12/20/39		7,140	7,731
4.500%, 1/20/40		8,748	9,471
4.500%, 2/20/40		7,014	7,594
4.500%, 5/20/40		656	710
4.500%, 8/20/40		17,394	18,833
4.000%, 10/20/40		10,314	11,027
5.000%, 12/15/40		59,367	65,805
4.000%, 12/20/40		123,655	132,209
4.000%, 1/15/41		110,395	118,032
4.000%, 1/20/41		90,058	96,289
4.000%, 3/15/41		86,911	92,923
4.500%, 5/20/41		578,480	625,437
4.500%, 6/20/41		58,448	63,162
4.500%, 7/20/41		39,262	42,429
4.500%, 11/20/41		94,745	102,387
4.500%, 2/15/42		543,149	587,237
5.848%, 2/20/43 IO (l)		4,916,314	838,889
5.748%, 8/20/43 IO (l)		5,265,049	895,940
5.698%, 2/20/44 IO (l)		4,922,473	818,684
4.000%, 10/20/44		3,562	3,786
3.500%, 1/20/45		4,462,414	4,598,029
4.000%, 2/20/45		1,702,853	1,773,639
3.000%, 7/15/45		991,796	1,005,936
3.000%, 7/20/45		1,553,873	1,576,028
3.500%, 8/20/45		3,176,985	3,315,234
3.000%, 9/20/45		713,511	723,684
3.500%, 10/20/45		280,579	292,877
0.910%, 2/16/53 IO (l)		659,422	42,624
0.772%, 6/20/65 (l)		500,226	494,616
0.792%, 7/20/65 (l)		1,299,429	1,291,128
0.792%, 8/20/65 (l)		1,397,648	1,383,563
0.812%, 8/20/65 (l)		1,898,275	1,881,316
0.792%, 9/20/65 (l)		997,085	986,771
0.892%, 10/20/65 (l)		1,380,257	1,383,463
3.500%, 1/15/46 TBA		2,562,000	2,669,010
4.000%, 1/15/46 TBA		1,911,000	2,028,945
4.500%, 1/15/46 TBA		556,000	597,993
5.000%, 1/15/46 TBA		1,250,000	1,367,781
5.500%, 1/15/46 TBA		400,000	444,125
4.000%, 2/15/46 TBA		1,000,000	1,059,610

			206,949,554

Foreign Governments (1.4%)
Canadian Government Bond
0.875%, 2/14/17		65,000	64,928
1.125%, 3/19/18		100,000	99,690
1.625%, 2/27/19		50,000	50,045
Deutsche Bundesrepublik Inflation Linked Bond
0.100%, 4/15/26 (m)	EUR	681,001	777,281

See Notes to Financial Statements.

1287

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount		Value (Note 1)
Eksportfinans ASA
2.375%, 5/25/16		$290,000	$289,456
5.500%, 5/25/16		309,000	312,090
2.875%, 11/16/16	CHF	35,000	35,431
5.500%, 6/26/17		$254,000	263,684
Export Development Canada
1.250%, 10/26/16		1,000	1,003
0.875%, 1/30/17		50,000	49,945
1.750%, 7/21/20		75,000	74,687
Export-Import Bank of Korea
4.000%, 1/29/21		545,000	580,926
Federative Republic of Brazil
4.250%, 1/7/25		225,000	181,125
FMS Wertmanagement AoeR
1.000%, 11/21/17		200,000	198,729
Hellenic Railways Organization S.A.
4.028%, 3/17/17 (b)	EUR	100,000	100,745
Japan Bank for International Cooperation
1.750%, 11/13/18		$200,000	199,515
Japan Finance Organization for Municipalities
5.000%, 5/16/17		100,000	104,762
Korea Development Bank
3.500%, 8/22/17		200,000	205,544
4.625%, 11/16/21		50,000	54,837
Province of New Brunswick
2.750%, 6/15/18		45,000	46,176
Province of Nova Scotia
5.125%, 1/26/17		45,000	46,834
Province of Ontario
1.100%, 10/25/17		45,000	44,785
2.000%, 9/27/18		50,000	50,427
4.000%, 10/7/19		136,000	145,580
4.400%, 4/14/20		45,000	49,030
2.450%, 6/29/22		45,000	44,482
3.200%, 5/16/24		162,000	166,475
Province of Quebec
3.500%, 7/29/20		91,000	95,824
2.625%, 2/13/23		102,000	101,174
Republic of Chile
3.875%, 8/5/20		91,000	96,801
Republic of Colombia
4.000%, 2/26/24		605,000	576,263
Republic of Korea
7.125%, 4/16/19		91,000	105,798
Republic of Peru
7.125%, 3/30/19		36,000	40,986
7.350%, 7/21/25		200,000	250,500
Republic of Philippines
4.000%, 1/15/21		136,000	147,390
Republic of Poland
6.375%, 7/15/19		136,000	154,602
5.125%, 4/21/21		45,000	49,889
4.000%, 1/22/24		75,000	78,460
Republic of Slovenia
2.250%, 3/25/22 (m)	EUR	135,000	157,277
5.500%, 10/26/22 (m)		$1,000,000	1,116,302
Republic of South Africa
4.665%, 1/17/24		100,000	95,000
Republic of Turkey
7.500%, 7/14/17		182,000	194,740
5.625%, 3/30/21		200,000	211,400
Republic of Uruguay
8.000%, 11/18/22		45,000	55,744
Russian Federal Bond
7.000%, 8/16/23	RUB	415,000	4,910
Svensk Exportkredit AB
1.750%, 5/30/17		$75,000	75,573
United Kingdom Gilt
1.750%, 9/7/22 (m)	GBP	10,795	16,033
United Mexican States
5.625%, 1/15/17		$46,000	47,898
3.625%, 3/15/22		192,000	193,152
4.000%, 10/2/23		1,131,000	1,145,703
8.000%, 12/7/23	MXN	7,200,000	468,316

			9,717,947

Municipal Bonds (2.0%)
City of Chicago Taxable General Obligation Bonds,
Series 2015B, 5.633%, 1/1/20		$300,000	300,102
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
5.882%, 6/15/44		45,000	58,433
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2011EE, 5.375%, 6/15/43		230,000	266,232
5.500%, 6/15/43		270,000	315,220
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B
4.075%, 11/1/20		290,000	308,824
4.325%, 11/1/21		470,000	510,392
4.525%, 11/1/22		655,000	715,030
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A,
5.808%, 2/1/41		45,000	56,556
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.600%, 8/1/42		25,000	33,864
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B
5.591%, 8/1/20		1,340,000	1,512,109
5.841%, 8/1/21		145,000	171,299
County of Los Angeles Unified School District, General Obligation Bonds,
6.758%, 7/1/34		60,000	79,057
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010C
6.628%, 7/1/40		255,000	290,376
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds, Series 2009B
6.249%, 12/1/34		145,000	161,299
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A,
2.995%, 7/1/20		50,000	50,676
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637%, 4/1/57		35,000	42,004

See Notes to Financial Statements.

1288

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E,
6.814%, 11/15/40	$45,000	$59,610
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B,
6.875%, 12/15/39	1,595,000	1,671,432
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F,
7.414%, 1/1/40	56,000	79,534
New York & New Jersey Port Authority, Consolidated Bonds, Series 181,
4.960%, 8/1/46	40,000	43,996
Northern California Power Agency, Lodi Energy Center, Revenue Bonds, Series 2010B
7.311%, 6/1/40	750,000	918,158
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H
5.235%, 5/15/22	545,000	611,784
5.435%, 5/15/23	715,000	814,264
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	1,485,000	1,824,159
7.043%, 4/1/50	45,000	62,027
State of California, Various Purposes, General Obligation Bonds, Series 2009,
5.750%, 3/1/17	36,000	37,938
6.200%, 3/1/19	36,000	40,782
6.200%, 10/1/19	36,000	41,287
7.550%, 4/1/39	600,000	871,506
State of Illinois, General Obligation Bonds, Series 2011,
5.665%, 3/1/18	55,000	58,237
5.100%, 6/1/33	200,000	189,130
State of Illinois, Revenue Bonds, Series 2009A
6.184%, 1/1/34	363,000	454,011
State of Iowa IJOBS Program, Revenue Bonds, Series 2009B,
6.750%, 6/1/34	655,000	742,613
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H,
5.389%, 3/15/40	45,000	53,663
University of California, General Revenue Bonds, Series 2012-AD,
4.858%, 5/15/12	45,000	42,767

		13,488,371

Supranational (0.7%)
African Development Bank
0.750%, 11/3/17	100,000	99,178
0.875%, 3/15/18	100,000	99,127
Asian Development Bank
1.125%, 3/15/17	64,000	64,035
0.750%, 7/28/17	100,000	99,302
1.750%, 9/11/18	100,000	100,731
1.875%, 10/23/18	45,000	45,472
1.375%, 3/23/20	27,000	26,488
2.125%, 11/24/21	50,000	49,903
1.875%, 2/18/22	100,000	98,163
Corp. Andina de Fomento
8.125%, 6/4/19	45,000	53,438
Council of Europe Development Bank
1.500%, 6/19/17	45,000	45,236
1.000%, 3/7/18	64,000	63,561
European Bank for Reconstruction & Development
1.000%, 2/16/17	54,000	53,973
0.750%, 9/1/17	27,000	26,803
1.625%, 4/10/18	50,000	50,287
1.000%, 6/15/18	36,000	35,667
1.500%, 3/16/20	27,000	26,608
European Investment Bank
4.875%, 1/17/17	91,000	94,607
0.875%, 4/18/17	150,000	149,634
1.000%, 8/17/17	250,000	249,215
1.125%, 9/15/17	91,000	90,852
1.000%, 12/15/17	82,000	81,483
1.000%, 6/15/18	136,000	134,518
1.875%, 3/15/19	75,000	75,506
1.750%, 6/17/19	125,000	125,115
1.625%, 3/16/20	100,000	98,817
1.375%, 6/15/20	100,000	97,555
2.875%, 9/15/20	91,000	94,512
4.000%, 2/16/21	91,000	99,384
2.500%, 4/15/21	50,000	50,958
3.250%, 1/29/24	50,000	53,031
1.875%, 2/10/25	100,000	95,290
Inter-American Development Bank
1.125%, 8/28/18	75,000	74,430
4.250%, 9/10/18	136,000	146,093
1.375%, 7/15/20	91,000	88,862
2.125%, 11/9/20	50,000	50,302
1.750%, 4/14/22	100,000	97,586
3.000%, 2/21/24	75,000	78,346
2.125%, 1/15/25	100,000	97,233
International Bank for Reconstruction & Development
0.875%, 4/17/17	91,000	90,894
1.375%, 4/10/18	50,000	49,975
1.000%, 6/15/18	75,000	74,218
1.875%, 3/15/19	75,000	75,609
1.875%, 10/7/19	125,000	125,511
2.125%, 11/1/20	75,000	75,353
2.250%, 6/24/21	125,000	125,919
2.125%, 2/13/23	68,000	67,066
2.500%, 7/29/25	75,000	74,975
International Finance Corp.
1.000%, 4/24/17	91,000	90,895
2.125%, 11/17/17	91,000	92,568
0.875%, 6/15/18	45,000	44,493
1.625%, 7/16/20	100,000	98,923
Nordic Investment Bank
1.125%, 3/19/18	200,000	199,371

		4,547,071

U.S. Government Agencies (1.1%)
Federal Farm Credit Bank
4.875%, 1/17/17	153,000	159,095
1.100%, 3/14/18	100,000	99,725
Federal Home Loan Bank
4.750%, 12/16/16	2,000	2,072

See Notes to Financial Statements.

1289

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
5.250%, 6/5/17	$242,000	$255,586
1.000%, 6/21/17	215,000	214,699
0.750%, 8/28/17	150,000	148,983
5.000%, 11/17/17	355,000	380,281
1.000%, 12/19/17	90,000	89,690
4.125%, 3/13/20	271,000	296,647
1.830%, 7/29/20	75,000	75,040
2.875%, 9/13/24	75,000	77,005
Federal Home Loan Mortgage Corp.
5.000%, 2/16/17	136,000	142,036
0.875%, 2/22/17	75,000	74,927
1.000%, 3/8/17	82,000	81,996
1.000%, 6/29/17	150,000	149,957
0.750%, 7/14/17	150,000	149,236
0.750%, 1/12/18	91,000	90,196
0.875%, 3/7/18	182,000	180,568
1.250%, 5/14/18	100,000	99,882
1.050%, 5/17/18	100,000	99,343
1.250%, 5/25/18	100,000	99,882
4.875%, 6/13/18	273,000	296,287
1.250%, 10/29/18	100,000	99,682
1.500%, 12/14/18	100,000	99,997
3.750%, 3/27/19	61,000	65,353
1.750%, 5/30/19	261,000	262,907
2.000%, 7/30/19	36,000	36,531
1.250%, 10/2/19	136,000	133,989
1.375%, 5/1/20	91,000	89,716
2.100%, 12/30/20	100,000	100,042
2.375%, 1/13/22	180,000	182,465
Federal National Mortgage Association
5.375%, 6/12/17	364,000	386,536
0.875%, 8/28/17	182,000	181,433
0.875%, 10/26/17	182,000	181,069
0.900%, 11/7/17	91,000	90,465
0.875%, 12/20/17	136,000	135,228
1.000%, 12/28/17	45,000	44,741
0.875%, 2/8/18	182,000	180,665
1.200%, 2/28/18	91,000	90,853
1.875%, 9/18/18	100,000	101,362
1.625%, 11/27/18	75,000	75,495
1.750%, 1/30/19	36,000	36,327
1.300%, 4/29/19	125,000	124,084
1.700%, 10/4/19	54,000	53,968
1.500%, 10/9/19	91,000	90,454
1.750%, 11/26/19	250,000	250,708
1.500%, 6/22/20	125,000	123,265
1.500%, 11/30/20	100,000	98,052
1.875%, 12/28/20	100,000	99,792
2.250%, 10/17/22	45,000	44,541
2.200%, 10/25/22	36,000	35,574
2.500%, 3/27/23	182,000	180,937
2.625%, 9/6/24	82,000	82,868
Financing Corp.
10.700%, 10/6/17	110,000	128,321
Resolution Funding Corp.
(Zero Coupon), 7/15/18 STRIPS	27,000	26,083
(Zero Coupon), 10/15/18 STRIPS	27,000	25,907
Tennessee Valley Authority
5.500%, 7/18/17	123,000	131,193
3.875%, 2/15/21	91,000	98,803

		7,432,539

U.S. Treasuries (27.6%)
U.S. Treasury Bonds
8.875%, 8/15/17	748,000	842,669
8.500%, 2/15/20	546,000	695,142
7.875%, 2/15/21	91,000	117,795
2.375%, 1/15/25 TIPS	252,352	286,808
2.000%, 1/15/26 TIPS	1,493,454	1,659,825
2.375%, 1/15/27 TIPS	1,402,035	1,621,155
1.750%, 1/15/28 TIPS	5,055,402	5,528,556
2.500%, 1/15/29 TIPS	2,929,165	3,472,495
3.875%, 4/15/29 TIPS	592,738	806,000
4.250%, 5/15/39	100,000	123,594
4.375%, 11/15/39	300,000	377,438
4.625%, 2/15/40	300,000	390,949
4.375%, 5/15/40	200,000	251,816
3.125%, 2/15/42	300,000	310,002
3.000%, 5/15/42	700,000	704,826
2.750%, 8/15/42	1,100,000	1,052,262
2.750%, 11/15/42	100,000	95,404
1.375%, 2/15/44 TIPS	408,204	416,004
3.125%, 8/15/44	1,100,000	1,125,051
0.750%, 2/15/45 TIPS	606,006	529,644
2.875%, 8/15/45	7,509,700	7,299,223
3.000%, 11/15/45	830,000	828,071
U.S. Treasury Notes
0.500%, 1/31/17	450,000	448,409
3.125%, 1/31/17	161,000	164,872
0.625%, 2/15/17	500,000	498,811
0.500%, 2/28/17	550,000	547,878
0.875%, 2/28/17	911,000	911,525
0.750%, 3/15/17	600,000	599,139
0.500%, 3/31/17	1,000,000	995,439
1.000%, 3/31/17	1,100,000	1,101,719
0.875%, 4/15/17	500,000	499,907
0.500%, 4/30/17	750,000	746,052
3.125%, 4/30/17	728,000	748,987
4.500%, 5/15/17	487,000	510,423
0.625%, 5/31/17	750,000	746,664
2.750%, 5/31/17	1,093,000	1,120,650
0.875%, 6/15/17	825,000	824,106
0.625%, 6/30/17	700,000	696,435
0.875%, 7/15/17	150,000	149,752
0.500%, 7/31/17	1,093,000	1,084,717
0.625%, 7/31/17	650,000	646,395
4.750%, 8/15/17	580,000	614,902
0.625%, 8/31/17	911,000	905,208
1.875%, 8/31/17	902,000	914,438
1.000%, 9/15/17	625,000	624,649
0.625%, 9/30/17	1,005,000	998,056
1.875%, 9/30/17	637,000	645,930
0.875%, 10/15/17	400,000	398,785
0.750%, 10/31/17	11,688,000	11,624,994
1.875%, 10/31/17	911,000	924,256
0.875%, 11/15/17	500,000	498,288
4.250%, 11/15/17	209,000	221,272
0.625%, 11/30/17	728,000	721,978
0.875%, 11/30/17	400,000	398,817
1.000%, 12/15/17	400,000	399,438
0.750%, 12/31/17	728,000	723,052
1.000%, 12/31/17	400,000	399,500
2.750%, 12/31/17	637,000	657,466
0.875%, 1/15/18	400,000	398,188

See Notes to Financial Statements.

1290

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
0.875%, 1/31/18	$728,000	$724,360
1.000%, 2/15/18	800,000	797,563
3.500%, 2/15/18	546,000	573,268
0.750%, 2/28/18	364,000	360,915
1.000%, 3/15/18	400,000	398,629
0.750%, 3/31/18	455,000	450,983
0.750%, 4/15/18	750,000	742,734
0.625%, 4/30/18	364,000	359,319
2.625%, 4/30/18	227,000	234,650
1.000%, 5/15/18	400,000	398,012
1.000%, 5/31/18	546,000	543,243
2.375%, 5/31/18	364,000	374,245
1.125%, 6/15/18	500,000	498,872
1.375%, 6/30/18	562,000	564,239
0.875%, 7/15/18	300,000	297,293
2.250%, 7/31/18	182,000	186,738
1.000%, 8/15/18	400,000	397,418
4.000%, 8/15/18	328,000	351,886
1.000%, 9/15/18	400,000	397,133
1.375%, 9/30/18	601,000	602,861
0.875%, 10/15/18	9,150,000	9,049,743
1.250%, 10/31/18	1,000,000	998,535
1.250%, 11/15/18	500,000	499,228
3.750%, 11/15/18	728,000	778,818
1.250%, 11/30/18	500,000	499,111
1.250%, 12/15/18	400,000	399,125
1.375%, 12/31/18	546,000	546,368
1.500%, 12/31/18	175,000	175,778
1.250%, 1/31/19	364,000	362,791
1.500%, 1/31/19	375,000	376,293
2.750%, 2/15/19	786,000	819,029
1.500%, 2/28/19	500,000	501,558
1.500%, 3/31/19	225,000	225,641
1.625%, 3/31/19	400,000	402,512
1.250%, 4/30/19	273,000	271,259
1.625%, 4/30/19	500,000	502,891
1.500%, 5/31/19	850,000	850,722
1.000%, 6/30/19	546,000	536,909
1.625%, 6/30/19	500,000	502,226
1.625%, 7/31/19	500,000	501,738
1.000%, 8/31/19	364,000	356,812
1.625%, 8/31/19	600,000	601,682
1.000%, 9/30/19	546,000	534,520
1.750%, 9/30/19	550,000	553,701
1.250%, 10/31/19	546,000	539,506
1.500%, 10/31/19	600,000	598,078
3.375%, 11/15/19	915,000	976,995
1.500%, 11/30/19	625,000	622,510
1.125%, 12/31/19	546,000	535,581
1.625%, 12/31/19	250,000	250,000
1.250%, 1/31/20	750,000	738,457
1.375%, 1/31/20	546,000	540,273
3.625%, 2/15/20	1,230,000	1,326,790
1.250%, 2/29/20	546,000	536,999
1.375%, 2/29/20	525,000	518,976
1.125%, 3/31/20	364,000	355,800
1.375%, 3/31/20	600,000	592,617
0.125%, 4/15/20 TIPS	812,496	802,516
1.125%, 4/30/20	282,000	275,550
1.375%, 4/30/20	500,000	493,540
3.500%, 5/15/20	900,000	967,482
1.375%, 5/31/20	400,000	394,246
1.500%, 5/31/20	600,000	594,867
1.625%, 6/30/20	550,000	547,712
1.625%, 7/31/20	600,000	597,147
2.625%, 8/15/20	989,000	1,027,333
1.375%, 8/31/20	425,000	418,223
2.125%, 8/31/20	500,000	508,071
1.375%, 9/30/20	500,000	491,382
2.000%, 9/30/20	375,000	379,079
1.375%, 10/31/20	16,298,000	16,011,034
1.750%, 10/31/20	350,000	349,450
2.625%, 11/15/20	911,000	946,524
1.625%, 11/30/20	6,451,000	6,413,075
2.000%, 11/30/20	300,000	303,035
1.750%, 12/31/20	350,000	349,726
2.375%, 12/31/20	500,000	514,058
2.125%, 1/31/21	375,000	380,479
3.625%, 2/15/21	500,000	543,452
2.000%, 2/28/21	500,000	504,067
2.250%, 3/31/21	250,000	255,066
2.250%, 4/30/21	100,000	101,971
3.125%, 5/15/21	736,000	782,633
2.000%, 5/31/21	550,000	553,754
2.125%, 6/30/21	750,000	759,375
2.250%, 7/31/21	450,000	458,380
2.125%, 8/15/21	852,000	862,018
2.000%, 8/31/21	400,000	401,746
2.125%, 9/30/21	400,000	404,195
2.000%, 10/31/21	400,000	401,121
2.000%, 11/15/21	637,000	638,897
1.875%, 11/30/21	725,000	721,956
2.125%, 12/31/21	500,000	504,375
1.500%, 1/31/22	650,000	631,814
2.000%, 2/15/22	702,000	703,419
1.750%, 2/28/22	475,000	468,293
1.750%, 3/31/22	500,000	492,295
1.750%, 4/30/22	450,000	442,833
1.750%, 5/15/22	478,000	470,167
1.875%, 5/31/22	500,000	495,156
2.125%, 6/30/22	400,000	402,043
0.125%, 7/15/22 TIPS	827,392	802,215
2.000%, 7/31/22	500,000	498,652
1.625%, 8/15/22	378,000	368,181
1.875%, 8/31/22	500,000	494,214
1.750%, 9/30/22	1,800,000	1,764,141
1.875%, 10/31/22#	3,610,000	3,564,276
1.625%, 11/15/22	650,000	631,452
2.000%, 11/30/22	500,000	497,314
2.125%, 12/31/22	500,000	500,918
2.000%, 2/15/23	1,000,000	994,180
1.750%, 5/15/23	1,033,000	1,006,449
2.500%, 8/15/23	875,000	897,687
2.750%, 11/15/23	1,000,000	1,043,545
2.750%, 2/15/24	1,537,000	1,601,002
2.500%, 5/15/24	1,237,000	1,264,059
0.125%, 7/15/24 TIPS	11,268,563	10,712,234
2.375%, 8/15/24	1,100,000	1,111,408
2.250%, 11/15/24	1,200,000	1,199,426
0.250%, 1/15/25 TIPS	5,052,682	4,823,107
2.000%, 2/15/25	1,150,000	1,124,136
2.125%, 5/15/25	1,125,000	1,110,256
0.375%, 7/15/25 TIPS	3,134,156	3,034,295
2.000%, 8/15/25	1,294,000	1,261,688

See Notes to Financial Statements.

1291

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Principal Amount	Value (Note 1)
2.250%, 11/15/25	$2,861,000	$2,854,686

		189,802,835

Total Government Securities		433,184,331

Total Long-Term Debt Securities (105.5%) (Cost $745,934,643)		724,638,186

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.1%)
Banks (0.1%)
Wells Fargo & Co.
7.500%	500	580,500

Total Convertible Preferred Stocks (0.1%) (Cost $500,000)		580,500

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificates of Deposit (0.5%)
Intesa Sanpaolo S.p.A.
1.70%, 4/11/16 (p)	$1,000,000	1,000,761
Itau Unibanco S.A./New York
1.76%, 5/31/16 (p)	2,600,000	2,599,607

Total Certificates of Deposit		3,600,368

Commercial Paper (0.6%)
ENI Finance USA, Inc.
0.89%, 6/2/16 (n)(p)	900,000	896,606
0.89%, 6/3/16 (n)(p)	900,000	896,570
Entergy Corp.
0.95%, 1/20/16 (n)(p)	500,000	499,737
Enterprise Products Operating LLC
0.77%, 1/14/16 (b)(n)(p)	1,000,000	999,699
Ford Motor Credit Co. LLC
0.97%, 1/11/16 (n)(p)	400,000	399,882

Total Commercial Paper		3,692,494

Government Securities (0.3%)
Federal Home Loan Bank
0.16%, 1/14/16 (o)(p)	100,000	99,994
0.15%, 1/25/16 (o)(p)	800,000	799,919
0.14%, 1/27/16 (o)(p)	400,000	399,957
0.14%, 1/28/16 (o)(p)	100,000	99,989
0.14%, 2/2/16 (o)(p)	400,000	399,947
0.14%, 2/9/16 (o)(p)	100,000	99,984
0.14%, 2/10/16 (o)(p)	400,000	399,934

Total Government Securities		2,299,724

	Number of Shares	Value (Note 1)
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,282,216	5,282,216

Total Short-Term Investments (2.2%) (Cost $14,872,395)		14,874,802

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
5 Year U.S. Treasury Notes
February 2016 @ $110.50*	84	$656
February 2016 @ $110.75*	20	156
February 2016 @ $111.00*	25	196
Euro-Bobl Futures
February 2016 @ EUR126.25*	15	81
Eurodollar 1 Year Mid-Curve Futures
March 2016 @ $98.38*	176	12,100

Total Options Purchased (0.0%) (Cost $14,676)		13,189

Total Investments Before Securities Sold Short (107.8%) (Cost $761,321,714)		740,106,677

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Agency CMO (-1.9%)
Federal Home Loan Mortgage Corp.
3.000%, 1/15/31 TBA	$(442,000)	(455,502)
3.500%, 1/15/46 TBA	(515,000)	(530,088)
3.500%, 2/15/46 TBA	(1,800,000)	(1,848,797)
Federal National Mortgage Association
3.000%, 1/25/31 TBA	(394,000)	(405,882)
3.500%, 1/25/31 TBA	(610,000)	(638,784)
4.000%, 1/25/31 TBA	(300,000)	(312,375)
3.500%, 1/25/46 TBA	(3,437,000)	(3,545,212)
4.000%, 1/25/46 TBA	(369,000)	(390,390)
4.500%, 1/25/46 TBA	(810,000)	(874,800)
5.000%, 1/25/46 TBA	(500,000)	(550,313)
3.500%, 2/25/46 TBA	(3,160,000)	(3,252,701)
4.500%, 2/25/46 TBA	(200,000)	(215,672)
5.000%, 2/25/46 TBA	(100,000)	(109,953)
Government National Mortgage Association
3.000%, 1/15/46 TBA	(91,000)	(92,187)
4.000%, 1/15/46 TBA	(40,000)	(42,431)

Total Securities Sold Short (-1.9%) (Proceeds Received $13,262,671)		(13,265,087)

Total Investments after Securities Sold Short (105.9%) (Cost $748,059,043)		726,841,590
Other Assets Less Liabilities (-5.9%)		(40,243,626)

Net Assets (100%)		$686,597,964

See Notes to Financial Statements.

1292

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

*	Non-income producing.
†	Securities (totaling $24,470 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $80,250,264 or 11.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $238,935.
(b)	Illiquid Security. At December 31, 2015, the market value of these securities amounted to $7,576,422 or 1.1% of net assets.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2015.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2015, the market value of these securities amounted to $12,501,860 or 1.8% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2015.
(p)	Yield to maturity.

Glossary:

ABS	—	Asset-Backed Security
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
IO	—	Interest Only
MXN	—	Mexican Peso
PIK	—	Payment-in Kind Security
PO	—	Principal Only
RUB	—	Russian Ruble
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	1	March-16	$125,911	$125,906	$(5)
2 Year U.S. Treasury Notes	6	March-16	1,304,819	1,303,406	(1,413)
3-Month Euro Euribor	28	June-16	7,620,211	7,620,942	731
5 Year U.S. Treasury Notes	396	March-16	46,954,884	46,854,843	(100,041)
Euro-Bobl	21	March-16	2,987,026	2,982,118	(4,908)
Euro-Schatz	18	March-16	2,180,871	2,181,303	432
U.S. Long Bond	23	March-16	3,512,674	3,536,250	23,576
U.S. Ultra Bond	20	March-16	3,159,066	3,173,750	14,684

					$(66,944)

Sales
10 Year U.S. Treasury Notes	327	March-16	$41,301,676	$41,171,344	$130,332
2 Year U.S. Treasury Notes	54	March-16	11,747,463	11,730,656	16,807
5 Year U.S. Treasury Notes	52	March-16	6,164,359	6,152,656	11,703
90 Day Eurodollar	28	June-16	6,929,018	6,937,000	(7,982)
90 Day Eurodollar	4	December-16	985,741	987,700	(1,959)
90 Day Eurodollar	26	March-17	6,393,191	6,410,300	(17,109)
90 Day Eurodollar	106	December-17	26,062,668	26,029,625	33,043
90 Day Eurodollar	4	March-18	977,728	981,350	(3,622)
90 Day Sterling	65	December-16	11,866,871	11,855,701	11,170
90 Day Sterling	226	March-17	41,175,413	41,163,054	12,359
90 Day Sterling	114	June-17	20,739,798	20,734,254	5,544
90 Day Sterling	27	September-17	4,916,506	4,905,271	11,235
Euro-Bobl	1	March-16	142,304	142,006	298
Euro-Bund	5	March-16	854,129	858,098	(3,969)
U.S. Long Bond	3	March-16	458,828	461,250	(2,422)

					$195,428

					$128,484

See Notes to Financial Statements.

1293

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	926	$234,136	$245,170	$(11,034)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	452	114,335	119,000	(4,665)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Bank of America	1,765	446,101	453,000	(6,899)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Citibank N.A.	117	29,631	30,972	(1,341)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	899	227,179	237,000	(9,821)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	633	160,036	166,000	(5,964)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,058	267,497	273,000	(5,503)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	550	139,044	144,000	(4,956)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	253	64,018	65,000	(982)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	736	185,943	191,000	(5,057)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	278	70,367	71,000	(633)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	1,261	318,738	324,000	(5,262)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	342	86,363	87,195	(832)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	244	61,573	62,000	(427)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	383	96,754	99,000	(2,246)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	122	30,732	31,000	(268)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	1,125	284,428	286,000	(1,572)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	1,027	259,586	269,000	(9,414)
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Deutsche Bank AG	365	91,368	92,801	(1,433)
British Pound vs. U.S. Dollar, expiring 1/5/16	Citibank N.A.	2,488	3,667,810	3,692,307	(24,497)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Citibank N.A.	720	783,195	779,130	4,065
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Deutsche Bank AG	779	847,374	846,386	988
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	1,376	1,496,773	1,468,106	28,667
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	580	630,907	637,454	(6,547)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	1,259	1,369,504	1,365,129	4,375
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	55,400	460,917	450,459	10,458
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Citibank N.A.	84,300	701,361	694,166	7,195
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	35,100	292,025	284,713	7,312

See Notes to Financial Statements.

1294

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	1,415,000	$11,772,538	$11,693,616	$78,922
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	Bank of America	253,500	2,110,785	2,072,379	38,406
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	534,700	4,452,215	4,371,296	80,919
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	36,700	305,585	298,551	7,034
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	59,100	492,100	481,110	10,990
Korean Won vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	210,119	179,128	179,772	(644)
Korean Won vs. U.S. Dollar, expiring 1/21/16	Deutsche Bank AG	194,561	165,855	166,434	(579)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	1,112,412	948,282	951,593	(3,311)
Korean Won vs. U.S. Dollar, expiring 1/21/16	Goldman Sachs & Co.	261,189	222,652	223,563	(911)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	651	151,372	150,014	1,358
Malaysian Ringgit vs. U.S. Dollar, expiring 5/24/16	Citibank N.A.	753	173,845	175,000	(1,155)
Malaysian Ringgit vs. U.S. Dollar, expiring 5/24/16	Deutsche Bank AG	1,288	297,289	302,000	(4,711)
Malaysian Ringgit vs. U.S. Dollar, expiring 5/24/16	HSBC Bank plc	68	15,636	16,000	(364)
Russian Ruble vs. U.S. Dollar, expiring 2/9/16	BNP Paribas	1,250	16,963	17,813	(850)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	Deutsche Bank AG	81,514	1,093,430	1,217,606	(124,176)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	HSBC Bank plc	23,588	316,410	317,000	(590)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	JPMorgan Chase Bank	27,480	368,613	373,000	(4,387)
Russian Ruble vs. U.S. Dollar, expiring 3/23/16	JPMorgan Chase Bank	5,090	68,279	69,000	(721)

					$28,937

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	11,806	$3,125,779	$2,984,156	$141,623
Brazilian Real vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	365	93,720	92,305	1,415
Brazilian Real vs. U.S. Dollar, expiring 2/2/16	Deutsche Bank AG	342	86,345	85,487	858
British Pound vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	2,488	3,750,673	3,667,810	82,863
British Pound vs. U.S. Dollar, expiring 2/2/16	Citibank N.A.	2,488	3,692,418	3,668,100	24,318
British Pound vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	228	342,296	336,147	6,149
British Pound vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	432	655,628	636,911	18,717
European Union Euro vs. U.S. Dollar, expiring 1/6/16	UBS AG	734	777,458	797,695	(20,237)

See Notes to Financial Statements.

1295

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/15/16	Royal Bank of Scotland	140	$154,082	$151,852	$2,230
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Bank of America	177	194,032	192,535	1,497
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Citibank N.A.	478	519,397	519,955	(558)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	HSBC Bank plc	652	704,534	709,227	(4,693)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	6,197	6,662,519	6,740,917	(78,398)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	5,781	6,256,818	6,288,404	(31,586)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	497	527,168	540,622	(13,454)
European Union Euro vs. U.S. Dollar, expiring 2/11/16	Goldman Sachs & Co.	977	1,064,478	1,062,752	1,726
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Bank of America	29,400	238,994	244,603	(5,609)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Deutsche Bank AG	74,000	602,759	615,666	(12,907)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	JPMorgan Chase Bank	129,300	1,065,943	1,075,752	(9,809)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	905,200	7,410,560	7,531,095	(120,535)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	22,100	181,748	183,868	(2,120)
Japanese Yen vs. U.S. Dollar, expiring 1/5/16	Goldman Sachs & Co.	429,800	3,484,846	3,575,856	(91,010)
Japanese Yen vs. U.S. Dollar, expiring 2/2/16	JPMorgan Chase Bank	1,415,000	11,700,235	11,779,667	(79,432)
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	JPMorgan Chase Bank	7,700	62,574	64,115	(1,541)
Japanese Yen vs. U.S. Dollar, expiring 2/12/16	Goldman Sachs & Co.	61,300	497,652	510,419	(12,767)
Korean Won vs. U.S. Dollar, expiring 1/19/16	JPMorgan Chase Bank	210,119	184,000	179,127	4,873
Korean Won vs. U.S. Dollar, expiring 1/21/16	Citibank N.A.	188,075	164,000	160,326	3,674
Korean Won vs. U.S. Dollar, expiring 1/21/16	Deutsche Bank AG	210,119	179,742	179,117	625
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	497,536	423,003	424,128	(1,125)
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	361,536	316,000	308,193	7,807
Korean Won vs. U.S. Dollar, expiring 1/21/16	JPMorgan Chase Bank	314,409	271,066	268,020	3,046
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Bank of America	1,196	277,000	278,154	(1,154)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	1,944	443,967	452,220	(8,253)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	Deutsche Bank AG	3,986	923,000	927,274	(4,274)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/19/16	JPMorgan Chase Bank	782	178,803	181,940	(3,137)
Malaysian Ringgit vs. U.S. Dollar, expiring 2/26/16	Bank of America	1,188	277,000	275,724	1,276
Mexican Peso vs. U.S. Dollar, expiring 1/6/16	Societe Generale S.A.	8,285	498,740	480,686	18,054

See Notes to Financial Statements.

1296

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Russian Ruble vs. U.S. Dollar, expiring 2/9/16	BNP Paribas	1,689	$24,068	$22,919	$1,149
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	HSBC Bank plc	451	319,711	317,520	2,191
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	234	165,999	164,862	1,137
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	565	396,213	397,780	(1,567)
Singapore Dollar vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	965	684,000	679,626	4,374
Swiss Franc vs. U.S. Dollar, expiring 2/11/16	JPMorgan Chase Bank	38	38,041	38,001	40
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	Bank of America	9,507	264,808	263,818	990
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	Barclays Bank plc	4,156	115,000	115,336	(336)
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	HSBC Bank plc	8,387	232,000	232,743	(743)
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	20,319	563,000	563,865	(865)
Thailand Baht vs. U.S. Dollar, expiring 2/26/16	JPMorgan Chase Bank	13,872	382,000	384,972	(2,972)

					$(178,450)

					$(149,513)

Options written for the year December 31, 2015 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2015	—	$—
Options Written	1,038	216,455
Options Terminated in Closing Purchase Transactions	(754)	(117,679)
Options Expired	(284)	(98,776)
Options Exercised	—	—

Options Outstanding – December 31, 2015	—	$—

See Notes to Financial Statements.

1297

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$47,895,747	$732		$47,896,479
Non-Agency CMO	—	75,481,435	215,404		75,696,839
Convertible Preferred Stocks
Financials	580,500	—	—		580,500
Corporate Bonds
Consumer Discretionary	—	12,531,455	—		12,531,455
Consumer Staples	—	7,308,519	—		7,308,519
Energy	—	11,025,736	—		11,025,736
Financials	—	77,463,750	—	(a)	77,463,750
Health Care	—	16,509,536	—		16,509,536
Industrials	—	10,201,824	—		10,201,824
Information Technology	—	10,713,867	—		10,713,867
Materials	—	2,861,357	—		2,861,357
Telecommunication Services	—	9,696,901	—		9,696,901
Utilities	—	9,547,592	—		9,547,592
Forward Currency Contracts	—	611,321	—		611,321
Futures	271,914	—	—		271,914
Government Securities
Agency ABS	—	1,246,014	—		1,246,014
Agency CMO	—	206,949,554	—		206,949,554
Foreign Governments	—	9,717,947	—		9,717,947
Municipal Bonds	—	13,488,371	—		13,488,371
Supranational	—	4,547,071	—		4,547,071
U.S. Government Agencies	—	7,432,539	—		7,432,539
U.S. Treasuries	—	189,802,835	—		189,802,835
Options Purchased
Put Options Purchased	13,189	—	—		13,189
Short-Term Investments	5,282,216	9,592,586	—		14,874,802

Total Assets	$6,147,819	$734,625,957	$216,136		$740,989,912

Liabilities:
Forward Currency Contracts	$—	$(760,834)	$—		$(760,834)
Futures	(143,430)	—	—		(143,430)
Government Securities
Agency CMO	—	(13,265,087)	—		(13,265,087)

Total Liabilities	$(143,430)	$(14,025,921)	$—		$(14,169,351)

Total	$6,004,389	$720,600,036	$216,136		$726,820,561

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

1298

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$285,103	*
Foreign exchange contracts	Receivables	611,321

Total		$896,424

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(143,430	)*
Foreign exchange contracts	Payables	(760,834)

Total		$(904,264)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$75,190	$(1,400,358)	$—	$(1,325,168)
Foreign exchange contracts	—	—	3,534,155	3,534,155

Total	$75,190	$(1,400,358)	$3,534,155	$2,208,987

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$24,817	$323,730	$—	$348,547
Foreign exchange contracts	—	—	(1,237,138)	(1,237,138)

Total	$24,817	$323,730	$(1,237,138)	$(888,591)

^ This Portfolio held forward foreign currency contracts for hedging and in an attempt to enhance returns and held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $77,809,000 during the year ended December 31, 2015, and option contracts with an average notional balance of approximately $19,000 for eleven months during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $144,588,000 during the year ended December 31, 2015.

The average amount of borrowings while outstanding for 190 days during the year ended December 31, 2015 was approximately $10,129,000 at a weighted average interest rate of 0.14%.

See Notes to Financial Statements.

1299

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$52,627	$(29,361)	$—	$23,266
BNP Paribas	1,149	(850)	—	299
Citibank N.A.	39,252	(27,551)	—	11,701
Deutsche Bank AG	237,042	(196,414)	(40,628)	—
Goldman Sachs & Co.	1,726	(1,726)	—	—
HSBC Bank plc	2,191	(2,191)	—	—
JPMorgan Chase Bank	257,050	(238,852)	—	18,198
Royal Bank of Scotland	2,230	—	—	2,230
Societe Generale S.A.	18,054	—	—	18,054

Total	$611,321	$(496,945)	$(40,628)	$73,748

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$29,361	$(29,361)	$—	$—
Barclays Bank plc	336	—	—	336
BNP Paribas	850	(850)	—	—
Citibank N.A.	27,551	(27,551)	—	—
Deutsche Bank AG	196,414	(196,414)	—	—
Goldman Sachs & Co.	240,843	(1,726)	—	239,117
HSBC Bank plc	6,390	(2,191)	—	4,199
JPMorgan Chase Bank	238,852	(238,852)	—	—
UBS AG	20,237	—	—	20,237

Total	$760,834	$(496,945)	$—	$263,889

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,038,730,077
Long-term U.S. government debt securities	711,380,248

$2,750,110,325

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,860,688,906
Long-term U.S. government debt securities	833,823,450

$2,694,512,356

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,796,838
Aggregate gross unrealized depreciation	(29,805,609)

Net unrealized depreciation	$(22,008,771)

Federal income tax cost of investments	$762,115,448

See Notes to Financial Statements.

1300

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MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $761,321,714)	$740,106,677
Cash	7,621,193
Foreign cash (Cost $253,565)	250,480
Cash held as collateral at broker	545,000
Receivable for forward commitments	75,592,042
Receivable for securities sold	5,033,014
Dividends, interest and other receivables	3,620,145
Unrealized appreciation on forward foreign currency contracts	611,321
Due from broker for futures variation margin	113,253
Due from Custodian	53,345
Other assets	1,996

Total assets	833,548,466

LIABILITIES
Payable for forward commitments	124,744,395
Securities sold short (Proceeds received $13,262,671)	13,265,087
Payable for securities purchased	7,163,074
Unrealized depreciation on forward foreign currency contracts	760,834
Investment management fees payable	273,657
Payable for return of cash collateral on forward currency contracts	120,000
Administrative fees payable	72,823
Distribution fees payable – Class IB	61,406
Trustees’ fees payable	11,575
Distribution fees payable – Class IA	7,463
Other liabilities	247,472
Accrued expenses	222,716

Total liabilities	146,950,502

NET ASSETS	$686,597,964

Net assets were comprised of:
Paid in capital	$714,232,027
Accumulated undistributed net investment income (loss)	812,282
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(7,202,223)
Net unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	(21,244,122)

Net assets	$686,597,964

Class IA
Net asset value, offering and redemption price per share, $34,482,292 / 3,541,729 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.74

Class IB
Net asset value, offering and redemption price per share, $288,463,573 / 29,559,756 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.76

Class K
Net asset value, offering and redemption price per share, $363,652,099 / 37,339,673 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$17,547,508
Dividends	137,238

Total income	17,684,746

EXPENSES
Investment management fees	3,780,582
Administrative fees	849,602
Distribution fees – Class IB	735,722
Custodian fees	252,000
Distribution fees – Class IA	90,340
Professional fees	58,052
Printing and mailing expenses	33,260
Trustees’ fees	13,422
Offering costs	10,509
Miscellaneous	90,037

Gross expenses	5,913,526
Less: Waiver from investment manager	(71,449)

Net expenses	5,842,077

NET INVESTMENT INCOME (LOSS)	11,842,669

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	10,228,259
Futures	(1,400,358)
Foreign currency transactions	3,412,274
Options written	200,865
Securities sold short	(240,597)

Net realized gain (loss)	12,200,443

Change in unrealized appreciation (depreciation) on:
Investments	(21,706,610)
Futures	323,730
Foreign currency translations	(1,204,362)
Securities sold short	61,252

Net change in unrealized appreciation (depreciation)	(22,525,990)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,325,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,517,122

See Notes to Financial Statements.

1301

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MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,842,669	$12,314,686
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	12,200,443	7,865,133
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(22,525,990)	5,173,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,517,122	25,353,090

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(697,363)	(773,357)
Class IB	(5,687,319)	(6,066,915)
Class K	(7,761,068)	(8,191,092)

	(14,145,750)	(15,031,364)

Distributions from net realized capital gains
Class IA	—	(389,084)
Class IB	—	(3,056,382)
Class K	—	(3,652,509)

	—	(7,097,975)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,145,750)	(22,129,339)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 223,246 and 302,786 shares, respectively ]	2,213,740	3,018,169
Capital shares issued in reinvestment of dividends and distributions [ 70,500 and 116,804 shares, respectively ]	697,363	1,162,441
Capital shares repurchased [ (477,835) and (499,085) shares, respectively ]	(4,730,932)	(4,979,459)

Total Class IA transactions	(1,819,829)	(798,849)

Class IB
Capital shares sold [ 4,328,928 and 4,245,445 shares, respectively ]	43,021,463	42,491,784
Capital shares issued in reinvestment of dividends and distributions [ 573,713 and 914,665 shares, respectively ]	5,687,319	9,123,297
Capital shares repurchased [ (4,708,639) and (5,276,478) shares, respectively ]	(46,751,252)	(52,809,348)

Total Class IB transactions	1,957,530	(1,194,267)

Class K
Capital shares sold [ 8,895,791 and 3,086,308 shares, respectively ]	88,414,723	30,857,295
Capital shares issued in reinvestment of dividends and distributions [ 784,624 and 1,189,762 shares, respectively ]	7,761,068	11,843,601
Capital shares repurchased [ (6,720,746) and (7,671,727) shares, respectively ]	(66,682,118)	(76,557,577)

Total Class K transactions	29,493,673	(33,856,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	29,631,374	(35,849,797)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,002,746	(32,626,046)
NET ASSETS:
Beginning of year	669,595,218	702,221,264

End of year (a)	$686,597,964	$669,595,218

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$812,282	$365,640

See Notes to Financial Statements.

1302

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.91	$9.87	$10.29	$10.44	$10.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.15	0.19	0.24
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.14)	0.19	(0.38)	0.38	0.39

Total from investment operations	0.02	0.36	(0.23)	0.57	0.63

Less distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.16)	(0.22)	(0.30)
Distributions from net realized gains	—	(0.11)	(0.03)	(0.50)	(0.37)

Total dividends and distributions	(0.19)	(0.32)	(0.19)	(0.72)	(0.67)

Net asset value, end of year	$9.74	$9.91	$9.87	$10.29	$10.44

Total return	0.21%	3.60%	(2.33)%	5.50%	6.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$34,482	$36,937	$37,566	$41,985	$41,783
Ratio of expenses to average net assets:
After waivers (f)	0.96%	1.01%**	1.00%	0.98%	0.69%
Before waivers (f)	0.97%	1.02%**	1.00%	0.98%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.59%	1.67%	1.52%	1.77%	2.28%
Before waivers (f)	1.58%	1.66%	1.52%	1.77%	2.28%
Portfolio turnover rate^	379%	264%	410%	376%	384%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.94	$9.89	$10.31	$10.46	$10.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.15	0.19	0.23
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.15)	0.20	(0.38)	0.38	0.37

Total from investment operations	0.01	0.37	(0.23)	0.57	0.60

Less distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.16)	(0.22)	(0.27)
Distributions from net realized gains	—	(0.11)	(0.03)	(0.50)	(0.37)

Total dividends and distributions	(0.19)	(0.32)	(0.19)	(0.72)	(0.64)

Net asset value, end of year	$9.76	$9.94	$9.89	$10.31	$10.46

Total return	0.11%	3.70%	(2.31)%	5.50%	5.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$288,464	$291,789	$291,699	$1,776,443	$1,533,747
Ratio of expenses to average net assets:
After waivers (f)	0.96%	1.01%**	1.00%	0.98%	0.94%
Before waivers (f)	0.97%	1.02%**	1.00%	0.98%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.59%	1.67%	1.52%	1.76%	2.19%
Before waivers (f)	1.58%	1.66%	1.52%	1.76%	2.19%
Portfolio turnover rate^	379%	264%	410%	376%	384%

See Notes to Financial Statements.

1303

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$9.91	$9.87	$10.29	$10.44	$10.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.19	0.18	0.22	0.11
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.14)	0.19	(0.39)	0.38	0.02

Total from investment operations	0.04	0.38	(0.21)	0.60	0.13

Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.18)	(0.25)	(0.13)
Distributions from net realized gains	—	(0.11)	(0.03)	(0.50)	(0.37)

Total dividends and distributions	(0.21)	(0.34)	(0.21)	(0.75)	(0.50)

Net asset value, end of period	$9.74	$9.91	$9.87	$10.29	$10.44

Total return (b)	0.44%	3.86%	(2.08)%	5.76%	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$363,652	$340,869	$372,956	$376,965	$1,325,807
Ratio of expenses to average net assets:
After waivers (a)(f)	0.71%	0.76%**	0.75%	0.72%	0.69%
Before waivers (a)(f)	0.72%	0.77%**	0.75%	0.72%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.84%	1.92%	1.77%	2.06%	2.78%
Before waivers (a)(f)	1.83%	1.91%	1.77%	2.06%	2.78%
Portfolio turnover rate^	379%	264%	410%	376%	384%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1304

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(1.58)%	9.06%	6.87%
Portfolio – Class IB Shares	(1.53)	9.01	6.73
Portfolio – Class K Shares*	(1.24)	N/A	13.77
Russell 2500TM Growth Index	(0.19)	11.43	8.49

*   Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

    Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.53)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 2500TM Growth Index, returned (0.19)%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Consumer Discretionary and Energy sectors was a positive for the Portfolio during the period.

•	Top relative contributors during the period included online media provider Netflix, Japanese drug manufacturer Ono Pharmaceutical, and medical device manufacturers Dexcom and Nevro Corp.

•	An underweight in the Materials sector was also beneficial to relative performance.

What hurt performance during the year:

•	Industrials stock selection was a detractor from Portfolio performance, led by a position in provider of high resolution satellite imaging technology DigitalGlobe (not part of the benchmark).

•	Stock selection in Information Technology also hurt relative results, especially an underweight position in Skyworks Solutions. Stock selection in the Consumer Staples sector was negative as well.

•	A slight overweight in the Energy sector dragged on relative performance for the year.

•

In the Health Care sector, detractors from relative performance included an overweight in HeartWare International, Inc., a medical device company, and Aratana Therapeutics, a biopharmaceutical company that focuses on pet therapeutics.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	23.0%
Health Care	21.5
Consumer Discretionary	19.5
Industrials	15.6
Financials	9.2
Materials	4.0
Consumer Staples	2.9
Investment Company	2.1
Energy	1.6
Telecommunication Services	0.4
Utilities	0.1
Cash and Other	0.1

100.0%

1305

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$912.87	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	913.89	5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	914.94	4.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1306

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.5%)
Auto Components (0.8%)
American Axle & Manufacturing Holdings, Inc.*	3,188	$60,381
Cooper Tire & Rubber Co.	265	10,030
Cooper-Standard Holding, Inc.*	32	2,483
Dana Holding Corp.	3,341	46,106
Dorman Products, Inc.*	1,116	52,977
Drew Industries, Inc.	995	60,586
Fox Factory Holding Corp.*	689	11,389
Gentex Corp.	6,149	98,445
Gentherm, Inc.*	1,489	70,579
Horizon Global Corp.*	50	518
Lear Corp.	2,450	300,933
Metaldyne Performance Group, Inc.	249	4,567
Motorcar Parts of America, Inc.*	697	23,566
Stoneridge, Inc.*	1,153	17,064
Strattec Security Corp.	27	1,525
Tenneco, Inc.*	7,647	351,074
Tower International, Inc.	497	14,199
Visteon Corp.*	1,686	193,047

		1,319,469

Automobiles (0.3%)
Tesla Motors, Inc.*	1,354	324,973
Thor Industries, Inc.	1,891	106,180
Winnebago Industries, Inc.	1,022	20,338

		451,491

Distributors (0.3%)
Core-Mark Holding Co., Inc.	500	40,970
Fenix Parts, Inc.*	357	2,424
LKQ Corp.*	12,657	375,027
Pool Corp.	1,824	147,343

		565,764

Diversified Consumer Services (1.8%)
2U, Inc.*	24,738	692,169
Bright Horizons Family Solutions, Inc.*	9,131	609,951
Capella Education Co.	507	23,433
Carriage Services, Inc.	131	3,157
Chegg, Inc.*	1,217	8,190
Collectors Universe, Inc.	282	4,371
Grand Canyon Education, Inc.*	24,089	966,451
Houghton Mifflin Harcourt Co.*	401	8,734
Liberty Tax, Inc.	243	5,791
LifeLock, Inc.*	3,943	56,582
Nord Anglia Education, Inc.*	7,500	152,100
Service Corp. International	8,427	219,270
ServiceMaster Global Holdings, Inc.*	4,303	168,850
Sotheby’s, Inc.	2,600	66,976
Strayer Education, Inc.*	189	11,363
Weight Watchers International, Inc.*	1,067	24,328

		3,021,716

Hotels, Restaurants & Leisure (5.0%)
Aramark	7,224	$232,974
BJ’s Restaurants, Inc.*	896	38,949
Bloomin’ Brands, Inc.	5,187	87,608
Bob Evans Farms, Inc.	74	2,875
Bojangles’, Inc.*	349	5,539
Boyd Gaming Corp.*	3,350	66,564
Bravo Brio Restaurant Group, Inc.*	526	4,734
Brinker International, Inc.	2,562	122,848
Buffalo Wild Wings, Inc.*	3,924	626,467
Carrols Restaurant Group, Inc.*	1,237	14,522
Cheesecake Factory, Inc.	2,039	94,018
Choice Hotels International, Inc.	1,494	75,313
Churchill Downs, Inc.	535	75,697
Chuy’s Holdings, Inc.*	672	21,060
ClubCorp Holdings, Inc.	1,841	33,635
Cracker Barrel Old Country Store, Inc.	752	95,376
Dave & Buster’s Entertainment, Inc.*	9,204	384,175
Del Frisco’s Restaurant Group, Inc.*	66	1,057
Denny’s Corp.*	2,465	24,231
Diamond Resorts International, Inc.*	21,758	555,047
DineEquity, Inc.	664	56,221
Domino’s Pizza, Inc.	2,298	255,652
Dunkin’ Brands Group, Inc.	4,008	170,701
El Pollo Loco Holdings, Inc.*	561	7,085
Eldorado Resorts, Inc.*	564	6,204
Empire Resorts, Inc.*	120	2,164
Extended Stay America, Inc.	2,481	39,448
Fiesta Restaurant Group, Inc.*	1,128	37,901
Fogo De Chao, Inc.*	143	2,168
Habit Restaurants, Inc., Class A*	18,402	424,350
Hilton Worldwide Holdings, Inc.	13,305	284,727
International Game Technology plc	2,645	42,796
Interval Leisure Group, Inc.	1,639	25,585
Isle of Capri Casinos, Inc.*	883	12,300
Jack in the Box, Inc.	5,852	448,907
Jamba, Inc.*	582	7,851
Kona Grill, Inc.*	172	2,728
Krispy Kreme Doughnuts, Inc.*	2,750	41,442
La Quinta Holdings, Inc.*	3,912	53,242
Marriott Vacations Worldwide Corp.	616	35,081
Morgans Hotel Group Co.*	340	1,146
Noodles & Co.*	366	3,547
Norwegian Cruise Line Holdings Ltd.*	7,505	439,793
Panera Bread Co., Class A*	4,549	886,054
Papa John’s International, Inc.	1,215	67,882
Papa Murphy’s Holdings, Inc.*	383	4,313
Penn National Gaming, Inc.*	226	3,621
Pinnacle Entertainment, Inc.*	2,522	78,485
Planet Fitness, Inc., Class A*	316	4,939
Popeyes Louisiana Kitchen, Inc.*	972	56,862
Potbelly Corp.*	9,594	112,346
Red Robin Gourmet Burgers, Inc.*	587	36,241

See Notes to Financial Statements.

1307

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Ruth’s Hospitality Group, Inc.	943	$15,013
Scientific Games Corp., Class A*	2,104	18,873
SeaWorld Entertainment, Inc.	2,870	56,510
Shake Shack, Inc., Class A*	207	8,197
Six Flags Entertainment Corp.	2,987	164,106
Sonic Corp.	1,608	51,954
Texas Roadhouse, Inc.	2,806	100,371
Vail Resorts, Inc.	1,510	193,265
Wingstop, Inc.*	10,364	236,403
Wyndham Worldwide Corp.	11,017	800,385
Zoe’s Kitchen, Inc.*	10,502	293,846

		8,153,394

Household Durables (2.6%)
Bassett Furniture Industries, Inc.	220	5,518
CalAtlantic Group, Inc.	699	26,506
Cavco Industries, Inc.*	290	24,160
Century Communities, Inc.*	50	885
D.R. Horton, Inc.	5,520	176,806
GoPro, Inc., Class A*	3,714	66,889
Harman International Industries, Inc.	7,053	664,463
Helen of Troy Ltd.*	488	45,994
Installed Building Products, Inc.*	832	20,659
iRobot Corp.*	230	8,142
Jarden Corp.*	18,251	1,042,497
KB Home	13,800	170,154
La-Z-Boy, Inc.	823	20,098
Leggett & Platt, Inc.	5,726	240,606
Lennar Corp., Class A	2,755	134,747
Lennar Corp., Class B	170	6,831
LGI Homes, Inc.*	145	3,528
Libbey, Inc.	855	18,229
M.D.C. Holdings, Inc.	567	14,475
M/I Homes, Inc.*	13,388	293,465
Meritage Homes Corp.*	113	3,841
New Home Co., Inc.*	74	959
NVR, Inc.*	169	277,667
Skullcandy, Inc.*	296	1,400
Tempur Sealy International, Inc.*	10,059	708,757
Toll Brothers, Inc.*	2,565	85,414
TRI Pointe Group, Inc.*	394	4,992
Tupperware Brands Corp.	1,973	109,797
Universal Electronics, Inc.*	516	26,497
William Lyon Homes, Class A*	97	1,600
ZAGG, Inc.*	1,156	12,647

		4,218,223

Internet & Catalog Retail (0.9%)
1-800-Flowers.com, Inc., Class A*	1,043	7,593
Blue Nile, Inc.*	525	19,493
Etsy, Inc.*	834	6,889
Expedia, Inc.	3,805	472,989
Groupon, Inc.*	18,650	57,256
HSN, Inc.	1,361	68,962
Lands’ End, Inc.*	121	2,836
Liberty TripAdvisor Holdings, Inc., Class A*	912	27,670
Liberty Ventures*	5,902	266,239
Nutrisystem, Inc.	1,209	26,163
Overstock.com, Inc.*	500	6,140
PetMed Express, Inc.	834	14,295

Shutterfly, Inc.*	8,959	$399,213
Wayfair, Inc., Class A*	836	39,810

		1,415,548

Leisure Products (0.3%)
Arctic Cat, Inc.	200	3,276
Brunswick Corp.	2,857	144,307
Escalade, Inc.	90	1,193
Malibu Boats, Inc., Class A*	744	12,179
Marine Products Corp.	452	2,730
MCBC Holdings, Inc.*	192	2,630
Nautilus, Inc.*	1,312	21,937
Performance Sports Group Ltd.*	132	1,271
Polaris Industries, Inc.	2,766	237,738
Smith & Wesson Holding Corp.*	2,253	49,521
Sturm Ruger & Co., Inc.	782	46,615
Vista Outdoor, Inc.*	349	15,534

		538,931

Media (1.9%)
AMC Entertainment Holdings, Inc., Class A	71	1,704
AMC Networks, Inc., Class A*	8,685	648,596
Cablevision Systems Corp. – New York Group, Class A	1,235	39,397
Carmike Cinemas, Inc.*	56	1,285
Central European Media Enterprises Ltd., Class A*	2,142	5,762
Cinemark Holdings, Inc.	4,836	161,667
Clear Channel Outdoor Holdings, Inc., Class A*	636	3,555
Crown Media Holdings, Inc., Class A*	1,097	6,154
Entravision Communications Corp., Class A	2,511	19,360
EW Scripps Co., Class A	1,577	29,963
Global Eagle Entertainment, Inc.*	19,031	187,836
Gray Television, Inc.*	2,644	43,097
IMAX Corp.*	19,961	709,414
Interpublic Group of Cos., Inc.	17,187	400,113
Lions Gate Entertainment Corp.	3,943	127,714
Live Nation Entertainment, Inc.*	6,085	149,508
Loral Space & Communications, Inc.*	552	22,472
Madison Square Garden Co., Class A*	856	138,501
MDC Partners, Inc., Class A	504	10,947
MSG Networks, Inc., Class A*	2,569	53,435
National CineMedia, Inc.	651	10,227
New York Times Co., Class A	1,138	15,272
Nexstar Broadcasting Group, Inc., Class A	1,313	77,073
Reading International, Inc., Class A*	154	2,019
Regal Entertainment Group, Class A	3,478	65,630
Rentrak Corp.*	486	23,100
SFX Entertainment, Inc.*	810	154
Sinclair Broadcast Group, Inc., Class A	2,750	89,485
Starz, Class A*	3,583	120,031

See Notes to Financial Statements.

1308

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Tribune Publishing Co.	633	$5,836
World Wrestling Entertainment, Inc., Class A	1,254	22,371

		3,191,678

Multiline Retail (0.1%)
Big Lots, Inc.	1,980	76,309
Burlington Stores, Inc.*	2,833	121,536
Dillard’s, Inc., Class A	121	7,951
Ollie’s Bargain Outlet Holdings, Inc.*	143	2,432
Sears Holdings Corp.*	60	1,234
Tuesday Morning Corp.*	1,484	9,646

		219,108

Specialty Retail (4.1%)
Aaron’s, Inc.	402	9,001
Advance Auto Parts, Inc.	1,771	266,553
American Eagle Outfitters, Inc.	7,220	111,910
America’s Car-Mart, Inc.*	55	1,468
Asbury Automotive Group, Inc.*	1,054	71,082
Ascena Retail Group, Inc.*	1,307	12,874
AutoNation, Inc.*	2,962	176,713
Boot Barn Holdings, Inc.*	497	6,108
Buckle, Inc.	1,192	36,690
Build-A-Bear Workshop, Inc.*	43	526
Cabela’s, Inc.*	204	9,533
Caleres, Inc.	172	4,613
Cato Corp., Class A	173	6,370
Chico’s FAS, Inc.	5,971	63,710
Children’s Place, Inc.	223	12,310
Container Store Group, Inc.*	659	5,404
CST Brands, Inc.	2,658	104,034
Destination XL Group, Inc.*	265	1,463
Dick’s Sporting Goods, Inc.	2,651	93,713
DSW, Inc., Class A	179	4,271
Express, Inc.*	3,181	54,968
Finish Line, Inc., Class A	533	9,637
Five Below, Inc.*	22,450	720,645
Foot Locker, Inc.	5,033	327,598
Francesca’s Holdings Corp.*	1,781	31,007
GNC Holdings, Inc., Class A	3,594	111,486
Group 1 Automotive, Inc.	207	15,670
Hibbett Sports, Inc.*	963	29,121
Kirkland’s, Inc.	720	10,440
Lithia Motors, Inc., Class A	5,100	544,017
MarineMax, Inc.*	548	10,094
Mattress Firm Holding Corp.*	5,979	266,843
Men’s Wearhouse, Inc.	2,022	29,683
Michaels Cos., Inc.*	2,637	58,304
Monro Muffler Brake, Inc.	1,329	88,006
Murphy USA, Inc.*	119	7,228
Office Depot, Inc.*	4,047	22,825
Outerwall, Inc.	738	26,966
Party City Holdco, Inc.*	11,655	150,466
Penske Automotive Group, Inc.	672	28,452
Pier 1 Imports, Inc.	3,773	19,205
Restoration Hardware Holdings, Inc.*	1,397	110,992
Sally Beauty Holdings, Inc.*	6,473	180,532
Select Comfort Corp.*	16,429	351,745

Sportsman’s Warehouse Holdings, Inc.*	26,517	$342,069
Tile Shop Holdings, Inc.*	26,033	426,941
Tractor Supply Co.	5,042	431,091
Ulta Salon Cosmetics & Fragrance, Inc.*	5,592	1,034,520
Urban Outfitters, Inc.*	3,695	84,061
Vitamin Shoppe, Inc.*	75	2,452
Williams-Sonoma, Inc.	3,813	222,717
Winmark Corp.	99	9,208
Zumiez, Inc.*	598	9,042

		6,766,377

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.	2,187	194,708
Cherokee, Inc.*	323	5,572
Columbia Sportswear Co.	836	40,763
Crocs, Inc.*	2,478	25,375
Culp, Inc.	430	10,952
Deckers Outdoor Corp.*	709	33,465
Fossil Group, Inc.*	1,439	52,610
G-III Apparel Group Ltd.*	1,668	73,826
Kate Spade & Co.*	24,566	436,538
lululemon athletica, Inc.*	4,641	243,513
Oxford Industries, Inc.	612	39,058
Samsonite International S.A.	157,160	471,495
Sequential Brands Group, Inc.*	1,082	8,559
Skechers USA, Inc., Class A*	5,016	151,533
Steven Madden Ltd.*	2,356	71,198
Superior Uniform Group, Inc.	306	5,196
Tumi Holdings, Inc.*	6,941	115,429
Unifi, Inc.*	37	1,041
Vince Holding Corp.*	635	2,908
Wolverine World Wide, Inc.	17,511	292,609

		2,276,348

Total Consumer Discretionary		32,138,047

Consumer Staples (2.9%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*	381	76,928
Castle Brands, Inc.*	2,719	3,344
Coca-Cola Bottling Co. Consolidated	177	32,304
Craft Brew Alliance, Inc.*	159	1,331
MGP Ingredients, Inc.	449	11,652
Monster Beverage Corp.*	6,292	937,256
National Beverage Corp.*	387	17,585

		1,080,400

Food & Staples Retailing (0.6%)
Casey’s General Stores, Inc.	1,624	195,611
Chefs’ Warehouse, Inc.*	786	13,110
Fairway Group Holdings Corp.*	293	193
Fresh Market, Inc.*	1,814	42,484
Ingles Markets, Inc., Class A	155	6,832
Natural Grocers by Vitamin Cottage, Inc.*	373	7,598
Performance Food Group Co.*	273	6,317
PriceSmart, Inc.	814	67,554
Rite Aid Corp.*	24,477	191,900
Smart & Final Stores, Inc.*	15,700	285,897

See Notes to Financial Statements.

1309

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sprouts Farmers Market, Inc.*	6,406	$170,336
United Natural Foods, Inc.*	1,931	76,004

		1,063,836

Food Products (1.2%)
Alico, Inc.	11	426
Amplify Snack Brands, Inc.*	222	2,557
B&G Foods, Inc.	2,306	80,756
Blue Buffalo Pet Products, Inc.*	12,315	230,414
Boulder Brands, Inc.*	2,115	23,223
Calavo Growers, Inc.	616	30,184
Cal-Maine Foods, Inc.	1,309	60,659
Dean Foods Co.	1,807	30,990
Diamond Foods, Inc.*	1,042	40,169
Farmer Brothers Co.*	320	10,326
Flowers Foods, Inc.	6,290	135,172
Freshpet, Inc.*	856	7,267
Hain Celestial Group, Inc.*	4,277	172,748
Ingredion, Inc.	370	35,461
Inventure Foods, Inc.*	811	5,758
J&J Snack Foods Corp.	586	68,369
John B. Sanfilippo & Son, Inc.	90	4,863
Lancaster Colony Corp.	503	58,076
Landec Corp.*	225	2,662
Lifeway Foods, Inc.*	210	2,331
Limoneira Co.	450	6,723
Nomad Foods Ltd.*	31,664	379,968
Pilgrim’s Pride Corp.	299	6,605
Seaboard Corp.*	1	2,895
Tootsie Roll Industries, Inc.	281	8,877
TreeHouse Foods, Inc.*	4,329	339,653
WhiteWave Foods Co.*	7,298	283,965

		2,031,097

Household Products (0.1%)
Central Garden & Pet Co., Class A*	168	2,285
HRG Group, Inc.*	1,453	19,703
Orchids Paper Products Co.	104	3,216
Spectrum Brands Holdings, Inc.	1,060	107,908
WD-40 Co.	610	60,176

		193,288

Personal Products (0.2%)
Coty, Inc., Class A	3,485	89,321
Herbalife Ltd.*	2,625	140,752
Inter Parfums, Inc.	285	6,789
Medifast, Inc.	457	13,884
Natural Health Trends Corp.	339	11,367
Nu Skin Enterprises, Inc., Class A	515	19,513
Revlon, Inc., Class A*	126	3,508
Synutra International, Inc.*	702	3,306
USANA Health Sciences, Inc.*	246	31,426

		319,866

Tobacco (0.1%)
Vector Group Ltd.	3,594	84,783

Total Consumer Staples		4,773,270

Energy (1.6%)
Energy Equipment & Services (0.4%)
Fairmount Santrol Holdings, Inc.*	2,411	$5,666
ION Geophysical Corp.*	916	461
Oceaneering International, Inc.	7,176	269,243
PHI, Inc. (Non-Voting)*	24	394
RigNet, Inc.*	7,323	151,513
RPC, Inc.	278	3,322
Superior Energy Services, Inc.	10,300	138,741
U.S. Silica Holdings, Inc.	2,231	41,787

		611,127

Oil, Gas & Consumable Fuels (1.2%)
Callon Petroleum Co.*	27,600	230,184
Carrizo Oil & Gas, Inc.*	115	3,402
Concho Resources, Inc.*	4,072	378,126
CVR Energy, Inc.	223	8,775
Delek U.S. Holdings, Inc.	1,315	32,349
Diamondback Energy, Inc.*	2,411	161,296
Energen Corp.	3,054	125,183
Energy Fuels, Inc.*	929	2,741
Evolution Petroleum Corp.	986	4,743
Hallador Energy Co.	114	520
Isramco, Inc.*	38	3,394
Matador Resources Co.*	14,020	277,175
Memorial Resource Development Corp.*	3,546	57,268
Newfield Exploration Co.*	4,360	141,962
Panhandle Oil and Gas, Inc., Class A	324	5,236
Par Pacific Holdings, Inc.*	598	14,077
Parsley Energy, Inc., Class A*	1,398	25,793
Pioneer Natural Resources Co.	1,324	166,003
Rex Energy Corp.*	29,409	30,879
Sanchez Energy Corp.*	18,536	79,890
SemGroup Corp., Class A	1,835	52,958
Solazyme, Inc.*	3,415	8,469
Synergy Resources Corp.*	470	4,004
Targa Resources Corp.	1,142	30,903
Teekay Corp.	762	7,521
Ultra Petroleum Corp.*	3,122	7,805
Uranium Energy Corp.*	3,768	3,994
Western Refining, Inc.	2,954	105,221
World Fuel Services Corp.	548	21,076

		1,990,947

Total Energy		2,602,074

Financials (9.2%)
Banks (2.1%)
Bank of the Ozarks, Inc.	3,263	161,388
BNC Bancorp	105	2,665
Cardinal Financial Corp.	57	1,297
Citizens Financial Group, Inc.	14,409	377,372
Eagle Bancorp, Inc.*	938	47,341
First Financial Bankshares, Inc.	1,536	46,341
First Republic Bank/California	5,931	391,802
Hilltop Holdings, Inc.*	1,138	21,872
Home BancShares, Inc./Arkansas	1,941	78,649
IBERIABANK Corp.	3,109	171,213
Pinnacle Financial Partners, Inc.	2,907	149,304
Renasant Corp.	113	3,888

See Notes to Financial Statements.

1310

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Signature Bank/New York*	5,120	$785,254
South State Corp.	50	3,597
SVB Financial Group*	4,998	594,262
Talmer Bancorp, Inc., Class A	17,200	311,492
Texas Capital Bancshares, Inc.*	138	6,820
Western Alliance Bancorp*	9,444	338,662

		3,493,219

Capital Markets (2.9%)
Affiliated Managers Group, Inc.*	2,235	357,064
Artisan Partners Asset Management, Inc., Class A	1,481	53,405
Ashford, Inc.*	43	2,290
Associated Capital Group, Inc., Class A*	269	8,205
BGC Partners, Inc., Class A	7,650	75,047
Cohen & Steers, Inc.	817	24,902
Cowen Group, Inc., Class A*	268	1,026
Diamond Hill Investment Group, Inc.	124	23,436
Eaton Vance Corp.	4,782	155,080
Evercore Partners, Inc., Class A	6,475	350,103
Federated Investors, Inc., Class B	3,919	112,279
Fifth Street Asset Management, Inc.	230	750
Financial Engines, Inc.	2,163	72,828
GAMCO Investors, Inc., Class A	269	8,350
Greenhill & Co., Inc.	1,219	34,876
HFF, Inc., Class A	1,581	49,122
Houlihan Lokey, Inc.	7,309	191,569
INTL FCStone, Inc.*	165	5,521
Invesco Ltd.	2,200	73,656
Investment Technology Group, Inc.	185	3,149
Janus Capital Group, Inc.	515	7,256
Julius Baer Group Ltd.*	6,298	301,949
KCG Holdings, Inc., Class A*	222	2,733
Ladenburg Thalmann Financial Services, Inc.*	504	1,391
Lazard Ltd., Class A	14,749	663,853
Legg Mason, Inc.	1,340	52,568
LPL Financial Holdings, Inc.	3,362	143,389
Medley Management, Inc., Class A	252	1,434
Moelis & Co., Class A	637	18,588
Northern Trust Corp.	7,977	575,062
NorthStar Asset Management Group, Inc.	8,103	98,370
OM Asset Management plc	1,056	16,188
Pzena Investment Management, Inc., Class A	511	4,395
Raymond James Financial, Inc.	4,000	231,880
SEI Investments Co.	5,806	304,234
Stifel Financial Corp.*	5,956	252,296
Virtu Financial, Inc., Class A	789	17,863
Virtus Investment Partners, Inc.	2,645	310,682
Waddell & Reed Financial, Inc., Class A	3,308	94,807
Westwood Holdings Group, Inc.	309	16,096
WisdomTree Investments, Inc.	4,771	74,809
ZAIS Group Holdings, Inc.*	148	1,370

		4,793,871

Consumer Finance (0.4%)
Credit Acceptance Corp.*	356	$76,191
Encore Capital Group, Inc.*	194	5,641
Enova International, Inc.*	960	6,346
First Cash Financial Services, Inc.*	1,090	40,799
LendingClub Corp.*	2,789	30,818
PRA Group, Inc.*	8,026	278,422
SLM Corp.*	16,382	106,811
World Acceptance Corp.*	204	7,568

		552,596

Diversified Financial Services (0.9%)
CBOE Holdings, Inc.	3,410	221,309
FactSet Research Systems, Inc.	1,739	282,709
GAIN Capital Holdings, Inc.	197	1,598
MarketAxess Holdings, Inc.	1,564	174,527
McGraw Hill Financial, Inc.	3,900	384,462
Morningstar, Inc.	798	64,167
MSCI, Inc.	4,277	308,500
On Deck Capital, Inc.*	477	4,913

		1,442,185

Insurance (0.2%)
AmTrust Financial Services, Inc.	104	6,404
Arthur J. Gallagher & Co.	3,880	158,847
Atlas Financial Holdings, Inc.*	226	4,497
Crawford & Co., Class B	328	1,742
eHealth, Inc.*	740	7,385
Employers Holdings, Inc.	806	22,004
Erie Indemnity Co., Class A	1,018	97,362
HCI Group, Inc.	59	2,056
Heritage Insurance Holdings, Inc.	672	14,663
Maiden Holdings Ltd.	288	4,294
National General Holdings Corp.	174	3,804
National Interstate Corp.	54	1,442
Patriot National, Inc.*	352	2,362
State National Cos., Inc.	122	1,197
Third Point Reinsurance Ltd.*	259	3,473
Universal Insurance Holdings, Inc.	1,351	31,316

		362,848

Real Estate Investment Trusts (REITs) (2.1%)
Alexander’s, Inc. (REIT)	85	32,649
American Assets Trust, Inc. (REIT)	1,250	47,937
CareTrust REIT, Inc. (REIT)	2,007	21,977
Columbia Property Trust, Inc. (REIT)	651	15,285
CoreSite Realty Corp. (REIT)	1,018	57,741
CubeSmart (REIT)	5,455	167,032
CyrusOne, Inc. (REIT)	2,495	93,438
DuPont Fabros Technology, Inc. (REIT)	939	29,851
Easterly Government Properties, Inc. (REIT)	645	11,081
EastGroup Properties, Inc. (REIT)	281	15,626
Empire State Realty Trust, Inc. (REIT), Class A	2,263	40,892
Equinix, Inc. (REIT)	1,480	447,552
Equity LifeStyle Properties, Inc. (REIT)	3,433	228,878
Equity One, Inc. (REIT)	259	7,032

See Notes to Financial Statements.

1311

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Extra Space Storage, Inc. (REIT)	5,051	$445,549
Federal Realty Investment Trust (REIT)	2,825	412,733
Gaming and Leisure Properties, Inc. (REIT)	529	14,706
Healthcare Trust of America, Inc. (REIT), Class A	539	14,537
Inland Real Estate Corp. (REIT)	1,326	14,082
Iron Mountain, Inc. (REIT)	3,352	90,538
Lamar Advertising Co. (REIT), Class A	3,363	201,713
National Health Investors, Inc. (REIT)	554	33,722
National Storage Affiliates Trust (REIT)	920	15,760
Omega Healthcare Investors, Inc. (REIT)	2,089	73,073
Plum Creek Timber Co., Inc. (REIT)	3,018	144,019
Post Properties, Inc. (REIT)	771	45,612
Potlatch Corp. (REIT)	1,264	38,223
PS Business Parks, Inc. (REIT)	92	8,044
QTS Realty Trust, Inc. (REIT), Class A	1,125	50,749
RLJ Lodging Trust (REIT)	2,028	43,866
Ryman Hospitality Properties, Inc. (REIT)	1,827	94,346
Sabra Health Care REIT, Inc. (REIT)	448	9,063
Saul Centers, Inc. (REIT)	279	14,304
Sovran Self Storage, Inc. (REIT)	1,305	140,040
Sun Communities, Inc. (REIT)	323	22,135
Tanger Factory Outlet Centers, Inc. (REIT)	4,020	131,454
Taubman Centers, Inc. (REIT)	974	74,725
Universal Health Realty Income Trust (REIT)	356	17,804
Urban Edge Properties (REIT)	3,523	82,614
Urstadt Biddle Properties, Inc. (REIT), Class A	182	3,502

		3,453,884

Real Estate Management & Development (0.5%)
Altisource Asset Management Corp.*	32	549
Altisource Portfolio Solutions S.A.*	551	15,323
CBRE Group, Inc., Class A*	12,548	433,910
Consolidated-Tomoka Land Co.	55	2,899
Howard Hughes Corp.*	672	76,043
Jones Lang LaSalle, Inc.	1,331	212,774
Kennedy-Wilson Holdings, Inc.	365	8,789
Marcus & Millichap, Inc.*	571	16,639
Realogy Holdings Corp.*	2,246	82,361

		849,287

Thrifts & Mortgage Finance (0.1%)
BofI Holding, Inc.*	2,552	53,720
Essent Group Ltd.*	2,324	50,872
HomeStreet, Inc.*	297	6,448
Impac Mortgage Holdings, Inc.*	331	5,958
LendingTree, Inc.*	241	21,516

Meridian Bancorp, Inc.	350	$4,935
MGIC Investment Corp.*	6,377	56,309
Stonegate Mortgage Corp.*	107	583
United Financial Bancorp, Inc.	426	5,487
Walker & Dunlop, Inc.*	550	15,846

		221,674

Total Financials		15,169,564

Health Care (21.5%)
Biotechnology (5.8%)
Abeona Therapeutics, Inc.*	462	1,552
ACADIA Pharmaceuticals, Inc.*	7,030	250,620
Acceleron Pharma, Inc.*	908	44,274
Achillion Pharmaceuticals, Inc.*	4,915	53,033
Acorda Therapeutics, Inc.*	1,636	69,988
Aduro Biotech, Inc.*	2,850	80,199
Advaxis, Inc.*	1,280	12,877
Aegerion Pharmaceuticals, Inc.*	1,052	10,625
Affimed N.V.*	638	4,543
Agenus, Inc.*	2,558	11,613
Agios Pharmaceuticals, Inc.*	1,082	70,243
Aimmune Therapeutics, Inc.*	403	7,435
Alder Biopharmaceuticals, Inc.*	5,416	178,890
Alkermes plc*	5,121	406,505
Alnylam Pharmaceuticals, Inc.*	1,560	146,858
AMAG Pharmaceuticals, Inc.*	1,433	43,262
Amicus Therapeutics, Inc.*	4,836	46,909
Anacor Pharmaceuticals, Inc.*	4,667	527,231
Anthera Pharmaceuticals, Inc.*	1,665	7,726
Applied Genetic Technologies Corp.*	364	7,426
Ardelyx, Inc.*	689	12,485
Arena Pharmaceuticals, Inc.*	10,091	19,173
ARIAD Pharmaceuticals, Inc.*	6,950	43,438
Array BioPharma, Inc.*	4,820	20,340
Arrowhead Research Corp.*	1,362	8,376
Asterias Biotherapeutics, Inc.*	431	1,694
Atara Biotherapeutics, Inc.*	697	18,408
aTyr Pharma, Inc.*	255	2,507
Avalanche Biotechnologies, Inc.*	816	7,768
Axovant Sciences Ltd.*	488	8,799
Bellicum Pharmaceuticals, Inc.*	347	7,034
BioCryst Pharmaceuticals, Inc.*	2,438	25,160
BioSpecifics Technologies Corp.*	208	8,938
BioTime, Inc.*	2,254	9,241
Bluebird Bio, Inc.*	1,489	95,624
Blueprint Medicines Corp.*	392	10,325
Cara Therapeutics, Inc.*	830	13,994
Catalyst Pharmaceuticals, Inc.*	3,236	7,928
Celldex Therapeutics, Inc.*	20,490	321,283
Cellular Biomedicine Group, Inc.*	410	8,811
Cepheid, Inc.*	3,005	109,773
ChemoCentryx, Inc.*	1,156	9,364
Chiasma, Inc.*	2,048	40,079
Chimerix, Inc.*	1,895	16,960
Cidara Therapeutics, Inc.*	202	3,466
Clovis Oncology, Inc.*	1,156	40,460
Coherus Biosciences, Inc.*	984	22,593
Concert Pharmaceuticals, Inc.*	640	12,141
CorMedix, Inc.*	1,299	2,637
CTI BioPharma Corp.*	8,510	10,467

See Notes to Financial Statements.

1312

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Curis, Inc.*	4,631	$13,476
Cytokinetics, Inc.*	734	7,678
CytRx Corp.*	2,704	7,166
DBV Technologies S.A. (ADR)*	2,992	108,640
Dicerna Pharmaceuticals, Inc.*	627	7,443
Dyax Corp.*	6,078	228,654
Dynavax Technologies Corp.*	1,487	35,926
Eagle Pharmaceuticals, Inc.*	363	32,187
Edge Therapeutics, Inc.*	4,400	55,000
Emergent BioSolutions, Inc.*	900	36,009
Enanta Pharmaceuticals, Inc.*	671	22,156
Epizyme, Inc.*	1,211	19,400
Esperion Therapeutics, Inc.*	550	12,243
Exact Sciences Corp.*	3,975	36,689
Exelixis, Inc.*	9,400	53,016
Fibrocell Science, Inc.*	1,013	4,609
FibroGen, Inc.*	2,001	60,970
Five Prime Therapeutics, Inc.*	899	37,309
Flexion Therapeutics, Inc.*	579	11,157
Foundation Medicine, Inc.*	501	10,551
Galena Biopharma, Inc.*	6,708	9,861
Genocea Biosciences, Inc.*	768	4,047
Genomic Health, Inc.*	743	26,154
Geron Corp.*	6,231	30,158
Global Blood Therapeutics, Inc.*	251	8,115
Halozyme Therapeutics, Inc.*	9,740	168,794
Heron Therapeutics, Inc.*	8,550	228,285
Idera Pharmaceuticals, Inc.*	3,169	9,792
Ignyta, Inc.*	454	6,084
Immune Design Corp.*	471	9,458
ImmunoGen, Inc.*	3,604	48,906
Immunomedics, Inc.*	3,698	11,353
Incyte Corp.*	2,062	223,624
Infinity Pharmaceuticals, Inc.*	2,038	15,998
Inovio Pharmaceuticals, Inc.*	2,677	17,989
Insmed, Inc.*	2,575	46,736
Insys Therapeutics, Inc.*	987	28,258
Intercept Pharmaceuticals, Inc.*	667	99,616
Intrexon Corp.*	2,002	60,360
Invitae Corp.*	249	2,044
Ionis Pharmaceuticals, Inc.*	7,558	468,067
Ironwood Pharmaceuticals, Inc.*	5,267	61,045
Juno Therapeutics, Inc.*	499	21,941
Karyopharm Therapeutics, Inc.*	12,863	170,435
Keryx Biopharmaceuticals, Inc.*	4,235	21,387
Kite Pharma, Inc.*	1,207	74,375
La Jolla Pharmaceutical Co.*	557	15,039
Lexicon Pharmaceuticals, Inc.*	691	9,197
Ligand Pharmaceuticals, Inc.*	736	79,797
Lion Biotechnologies, Inc.*	1,876	14,483
MacroGenics, Inc.*	1,306	40,447
MannKind Corp.*	10,316	14,958
Medgenics, Inc.*	685	4,124
Merrimack Pharmaceuticals, Inc.*	4,349	34,357
MiMedx Group, Inc.*	4,551	42,643
Mirati Therapeutics, Inc.*	488	15,421
Momenta Pharmaceuticals, Inc.*	2,555	37,916
Myriad Genetics, Inc.*	2,909	125,552
NantKwest, Inc.*†	1,104	16,262
Natera, Inc.*	6,829	73,753
Navidea Biopharmaceuticals, Inc.*	5,280	7,022

Neurocrine Biosciences, Inc.*	3,557	$201,220
NewLink Genetics Corp.*	871	31,696
Nivalis Therapeutics, Inc.*	171	1,324
Northwest Biotherapeutics, Inc.*	2,004	6,413
Novavax, Inc.*	11,213	94,077
Ocata Therapeutics, Inc.*	1,265	10,651
OncoMed Pharmaceuticals, Inc.*	706	15,913
Oncothyreon, Inc.*	4,253	9,442
Ophthotech Corp.*	2,791	219,177
OPKO Health, Inc.*	12,669	127,323
Orexigen Therapeutics, Inc.*	4,340	7,465
Organovo Holdings, Inc.*	3,725	9,275
Osiris Therapeutics, Inc.	744	7,723
Otonomy, Inc.*	615	17,066
OvaScience, Inc.*	983	9,604
Peregrine Pharmaceuticals, Inc.*	7,190	8,412
Pfenex, Inc.*	7,980	98,792
Portola Pharmaceuticals, Inc.*	2,034	104,649
Progenics Pharmaceuticals, Inc.*	2,903	17,795
Proteon Therapeutics, Inc.*	315	4,886
Prothena Corp. plc*	1,309	89,156
PTC Therapeutics, Inc.*	5,307	171,947
Puma Biotechnology, Inc.*	1,047	82,085
Radius Health, Inc.*	1,377	84,741
Raptor Pharmaceutical Corp.*	3,340	17,368
Regeneron Pharmaceuticals, Inc.*	591	320,836
Regulus Therapeutics, Inc.*	1,181	10,298
Repligen Corp.*	1,354	38,305
Retrophin, Inc.*	1,465	28,260
Rigel Pharmaceuticals, Inc.*	2,924	8,860
Sage Therapeutics, Inc.*	6,080	354,464
Sangamo BioSciences, Inc.*	2,858	26,094
Sarepta Therapeutics, Inc.*	1,830	70,601
Seattle Genetics, Inc.*	4,349	195,183
Seres Therapeutics, Inc.*	300	10,527
Sorrento Therapeutics, Inc.*	1,186	10,330
Spark Therapeutics, Inc.*	338	15,315
Spectrum Pharmaceuticals, Inc.*	675	4,070
Stemline Therapeutics, Inc.*	114	719
Synergy Pharmaceuticals, Inc.*	4,185	23,729
Synta Pharmaceuticals Corp.*	3,746	1,319
T2 Biosystems, Inc.*	376	4,113
TESARO, Inc.*	3,840	200,909
TG Therapeutics, Inc.*	1,475	17,597
Threshold Pharmaceuticals, Inc.*	2,381	1,143
Tobira Therapeutics, Inc.*	74	744
Tokai Pharmaceuticals, Inc.*	191	1,666
Trevena, Inc.*	1,224	12,852
Trovagene, Inc.*	1,226	6,620
Ultragenyx Pharmaceutical, Inc.*	1,598	179,264
United Therapeutics Corp.*	1,925	301,474
Vanda Pharmaceuticals, Inc.*	1,379	12,839
Verastem, Inc.*	119	221
Versartis, Inc.*	74	917
Vitae Pharmaceuticals, Inc.*	551	9,973
Vital Therapies, Inc.*	844	9,723
vTv Therapeutics, Inc., Class A*	363	2,472
XBiotech, Inc.*	168	1,826
Xencor, Inc.*	1,191	17,412
XOMA Corp.*	3,047	4,053
Zafgen, Inc.*	4,988	31,375
ZIOPHARM Oncology, Inc.*	4,795	39,846

		9,529,356

See Notes to Financial Statements.

1313

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (6.7%)
Abaxis, Inc.	949	$52,840
ABIOMED, Inc.*	1,747	157,719
Accuray, Inc.*	3,217	21,715
Alere, Inc.*	2,288	89,438
Align Technology, Inc.*	10,387	683,984
Analogic Corp.	47	3,882
Anika Therapeutics, Inc.*	483	18,431
Antares Pharma, Inc.*	6,432	7,783
AtriCure, Inc.*	893	20,039
Atrion Corp.	60	22,872
Becton, Dickinson and Co.	3,980	613,278
Boston Scientific Corp.*	28,061	517,445
Cantel Medical Corp.	1,427	88,674
Cardiovascular Systems, Inc.*	1,257	19,006
Cerus Corp.*	3,379	21,355
ConforMIS, Inc.*	5,101	88,196
Cooper Cos., Inc.	1,367	183,451
Corindus Vascular Robotics, Inc.*	919	2,950
Cutera, Inc.*	400	5,116
Cynosure, Inc., Class A*	853	38,104
DENTSPLY International, Inc.	1,504	91,518
DexCom, Inc.*	13,368	1,094,839
EndoChoice Holdings, Inc.*	180	1,503
Endologix, Inc.*	2,822	27,938
Entellus Medical, Inc.*	195	3,288
GenMark Diagnostics, Inc.*	1,749	13,572
Glaukos Corp.*	177	4,370
Globus Medical, Inc., Class A*	2,881	80,149
Greatbatch, Inc.*	5,670	297,675
Haemonetics Corp.*	1,039	33,497
HeartWare International, Inc.*	8,684	437,674
Hill-Rom Holdings, Inc.	2,182	104,867
Hologic, Inc.*	25,170	973,827
ICU Medical, Inc.*	382	43,082
IDEXX Laboratories, Inc.*	3,863	281,690
Inogen, Inc.*	659	26,419
Insulet Corp.*	10,813	408,840
Integra LifeSciences Holdings Corp.*	515	34,907
Intuitive Surgical, Inc.*	1,191	650,477
InVivo Therapeutics Holdings Corp.*	1,108	7,978
Invuity, Inc.*	165	1,455
iRadimed Corp.*	115	3,223
K2M Group Holdings, Inc.*	734	14,489
Lantheus Holdings, Inc.*	407	1,376
LDR Holding Corp.*	1,040	26,114
LeMaitre Vascular, Inc.	173	2,984
LivaNova plc*	1,290	76,587
Masimo Corp.*	1,720	71,397
Meridian Bioscience, Inc.	1,474	30,247
Natus Medical, Inc.*	1,382	66,405
Neogen Corp.*	6,537	369,471
Nevro Corp.*	11,808	797,158
Novocure Ltd.*	231	5,165
NuVasive, Inc.*	2,026	109,627
NxStage Medical, Inc.*	2,586	56,659
OraSure Technologies, Inc.*	137	882
Oxford Immunotec Global plc*	783	9,005
Penumbra, Inc.*	2,310	124,301

Quidel Corp.*	505	$10,706
ResMed, Inc.	5,882	315,805
Rockwell Medical, Inc.*	1,912	19,579
RTI Surgical, Inc.*	1,972	7,829
SeaSpine Holdings Corp.*	159	2,732
Second Sight Medical Products, Inc.*	490	2,886
Sientra, Inc.*	277	1,640
Sirona Dental Systems, Inc.*	5,833	639,122
Spectranetics Corp.*	21,555	324,618
STAAR Surgical Co.*	1,575	11,246
STERIS plc	3,540	266,704
SurModics, Inc.*	102	2,068
Tandem Diabetes Care, Inc.*	11,222	132,532
Unilife Corp.*	4,199	2,079
Utah Medical Products, Inc.	154	9,015
Vascular Solutions, Inc.*	723	24,864
Veracyte, Inc.*	550	3,960
West Pharmaceutical Services, Inc.	3,014	181,503
Wright Medical Group N.V.*	1,931	46,692
Zeltiq Aesthetics, Inc.*	1,348	38,458

		11,084,971

Health Care Providers & Services (2.9%)
AAC Holdings, Inc.*	332	6,328
Acadia Healthcare Co., Inc.*	8,186	511,298
Aceto Corp.	1,056	28,491
Addus HomeCare Corp.*	18	419
Adeptus Health, Inc., Class A*	5,460	297,679
Air Methods Corp.*	1,659	69,562
Alliance HealthCare Services, Inc.*	56	514
Amedisys, Inc.*	938	36,882
AMN Healthcare Services, Inc.*	1,990	61,790
Amsurg Corp.*	4,869	370,044
BioTelemetry, Inc.*	1,123	13,117
Brookdale Senior Living, Inc.*	1,674	30,902
Capital Senior Living Corp.*	1,236	25,783
Centene Corp.*	4,953	325,957
Chemed Corp.	716	107,257
Civitas Solutions, Inc.*	491	14,136
CorVel Corp.*	360	15,811
Cross Country Healthcare, Inc.*	821	13,456
Diplomat Pharmacy, Inc.*	10,965	375,222
Ensign Group, Inc.	1,984	44,898
Envision Healthcare Holdings, Inc.*	7,735	200,878
ExamWorks Group, Inc.*	1,731	46,045
Genesis Healthcare, Inc.*	758	2,630
Health Net, Inc.*	535	36,626
HealthEquity, Inc.*	7,315	183,387
HealthSouth Corp.	3,809	132,591
Landauer, Inc.	399	13,135
LHC Group, Inc.*	34	1,540
LifePoint Health, Inc.*	185	13,579
MEDNAX, Inc.*	2,195	157,294
Molina Healthcare, Inc.*	1,632	98,132
National Research Corp., Class A	342	5,486
National Research Corp., Class B	42	1,504
Nobilis Health Corp.*	1,322	3,728
Patterson Cos., Inc.	1,980	89,516
Premier, Inc., Class A*	11,035	389,205
Providence Service Corp.*	573	26,885

See Notes to Financial Statements.

1314

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

RadNet, Inc.*	1,318	$8,145
Select Medical Holdings Corp.	4,129	49,176
Surgery Partners, Inc.*	329	6,741
Surgical Care Affiliates, Inc.*	856	34,077
Team Health Holdings, Inc.*	10,106	443,552
Teladoc, Inc.*	244	4,382
Tenet Healthcare Corp.*	4,137	125,351
Trupanion, Inc.*	544	5,309
U.S. Physical Therapy, Inc.	511	27,431
VCA, Inc.*	3,174	174,570
WellCare Health Plans, Inc.*	1,842	144,063

		4,774,504

Health Care Technology (1.4%)
Allscripts Healthcare Solutions, Inc.*	2,355	36,220
athenahealth, Inc.*	3,322	534,742
Castlight Health, Inc., Class B*	1,387	5,923
Cerner Corp.*	10,714	644,661
Computer Programs & Systems, Inc.	472	23,482
Connecture, Inc.*	276	996
Evolent Health, Inc., Class A*	302	3,657
HealthStream, Inc.*	5,650	124,300
HMS Holdings Corp.*	3,698	45,633
Imprivata, Inc.*	368	4,159
Inovalon Holdings, Inc., Class A*	1,064	18,088
MedAssets, Inc.*	2,368	73,266
Medidata Solutions, Inc.*	2,314	114,057
Omnicell, Inc.*	1,516	47,117
Press Ganey Holdings, Inc.*	428	13,504
Quality Systems, Inc.	2,093	33,739
Veeva Systems, Inc., Class A*	21,682	625,526
Vocera Communications, Inc.*	712	8,686

		2,357,756

Life Sciences Tools & Services (1.5%)
Accelerate Diagnostics, Inc.*	896	19,255
Affymetrix, Inc.*	913	9,212
Albany Molecular Research, Inc.*	1,045	20,743
Bio-Techne Corp.	648	58,320
Bruker Corp.*	4,645	112,734
Cambrex Corp.*	1,333	62,771
Charles River Laboratories International, Inc.*	1,985	159,574
Fluidigm Corp.*	9,481	102,490
ICON plc*	5,236	406,837
Illumina, Inc.*	807	154,900
INC Research Holdings, Inc., Class A*	543	26,341
Luminex Corp.*	137	2,931
Mettler-Toledo International, Inc.*	1,164	394,747
NanoString Technologies, Inc.*	524	7,708
NeoGenomics, Inc.*	2,216	17,440
Pacific Biosciences of California, Inc.*	2,538	33,324
PAREXEL International Corp.*	7,541	513,693
PerkinElmer, Inc.	740	39,642
PRA Health Sciences, Inc.*	834	37,755
Quintiles Transnational Holdings, Inc.*	3,089	212,091

Sequenom, Inc.*	4,870	$7,987
VWR Corp.*	646	18,288

		2,418,783

Pharmaceuticals (3.2%)
Aclaris Therapeutics, Inc.*	6,069	163,499
Aerie Pharmaceuticals, Inc.*	874	21,282
Agile Therapeutics, Inc.*	459	4,480
Akorn, Inc.*	13,498	503,610
Alimera Sciences, Inc.*	1,163	2,815
Allergan plc*	1,838	574,375
Amphastar Pharmaceuticals, Inc.*	939	13,362
ANI Pharmaceuticals, Inc.*	330	14,891
Aratana Therapeutics, Inc.*	24,845	138,635
Assembly Biosciences, Inc.*	585	4,393
BioDelivery Sciences International, Inc.*	1,970	9,436
Carbylan Therapeutics, Inc.*	513	1,857
Catalent, Inc.*	3,474	86,954
Cempra, Inc.*	1,349	41,994
Collegium Pharmaceutical, Inc.*	3,017	82,968
Corcept Therapeutics, Inc.*	2,604	12,968
Corium International, Inc.*	7,019	56,994
Depomed, Inc.*	2,542	46,086
Dermira, Inc.*	218	7,545
Durect Corp.*	4,817	10,646
Eisai Co., Ltd.	5,300	350,345
Flex Pharma, Inc.*	257	3,200
Foamix Pharmaceuticals Ltd.*	6,083	49,333
GW Pharmaceuticals plc (ADR)*	1,405	97,563
Heska Corp.*	267	10,328
Impax Laboratories, Inc.*	9,550	408,358
Intersect ENT, Inc.*	696	15,660
Intra-Cellular Therapies, Inc.*	1,108	59,599
Lannett Co., Inc.*	1,122	45,015
Medicines Co.*	4,550	169,897
Mylan N.V.*	11,831	639,702
Nektar Therapeutics*	5,542	93,383
Neos Therapeutics, Inc.*	4,904	70,225
Ocular Therapeutix, Inc.*	626	5,866
Omeros Corp.*	1,460	22,966
Ono Pharmaceutical Co., Ltd.	1,807	321,167
Pacira Pharmaceuticals, Inc.*	1,533	117,719
Paratek Pharmaceuticals, Inc.*	506	9,599
Pernix Therapeutics Holdings, Inc.*	1,897	5,596
Phibro Animal Health Corp., Class A	735	22,146
POZEN, Inc.*	1,154	7,882
Prestige Brands Holdings, Inc.*	2,225	114,543
Relypsa, Inc.*	1,376	38,996
Revance Therapeutics, Inc.*	10,637	363,360
Sagent Pharmaceuticals, Inc.*	5,882	93,583
SciClone Pharmaceuticals, Inc.*	2,078	19,118
Sucampo Pharmaceuticals, Inc., Class A*	1,069	18,483
Supernus Pharmaceuticals, Inc.*	1,480	19,891
Teligent, Inc.*	1,783	15,869
Tetraphase Pharmaceuticals, Inc.*	1,513	15,175
TherapeuticsMD, Inc.*	20,367	211,206
Theravance, Inc.	3,110	32,779
VIVUS, Inc.*	4,464	4,553

See Notes to Financial Statements.

1315

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

XenoPort, Inc.*	2,525	$13,862
Zogenix, Inc.*	985	14,519
Zynerba Pharmaceuticals, Inc.*	145	1,460

		5,301,736

Total Health Care		35,467,106

Industrials (15.6%)
Aerospace & Defense (1.9%)
Aerojet Rocketdyne Holdings, Inc.*	1,242	19,450
Astronics Corp.*	10,702	435,678
B/E Aerospace, Inc.	4,325	183,250
BWX Technologies, Inc.	880	27,958
Curtiss-Wright Corp.	113	7,740
DigitalGlobe, Inc.*	23,226	363,719
HEICO Corp.	822	44,684
HEICO Corp., Class A	1,648	81,082
Hexcel Corp.	15,568	723,134
Huntington Ingalls Industries, Inc.	2,026	256,998
KEYW Holding Corp.*	35,603	214,330
Moog, Inc., Class A*	146	8,848
Sparton Corp.*	246	4,917
Spirit AeroSystems Holdings, Inc., Class A*	5,447	272,731
TASER International, Inc.*	2,238	38,695
Teledyne Technologies, Inc.*	381	33,795
TransDigm Group, Inc.*	1,784	407,555
Vectrus, Inc.*	415	8,669

		3,133,233

Air Freight & Logistics (0.4%)
Echo Global Logistics, Inc.*	1,242	25,324
Expeditors International of Washington, Inc.	6,992	315,339
Forward Air Corp.	1,297	55,784
Hub Group, Inc., Class A*	4,000	131,800
Park-Ohio Holdings Corp.	366	13,462
Radiant Logistics, Inc.*	1,046	3,588
XPO Logistics, Inc.*	2,465	67,171

		612,468

Airlines (0.8%)
Alaska Air Group, Inc.	5,393	434,190
Allegiant Travel Co.	1,982	332,639
Hawaiian Holdings, Inc.*	1,998	70,589
JetBlue Airways Corp.*	4,889	110,736
Spirit Airlines, Inc.*	8,650	344,703
Virgin America, Inc.*	984	35,434

		1,328,291

Building Products (1.4%)
A.O. Smith Corp.	3,087	236,495
AAON, Inc.	1,711	39,729
Advanced Drainage Systems, Inc.	1,409	33,858
Allegion plc	3,986	262,757
American Woodmark Corp.*	535	42,789
Apogee Enterprises, Inc.	1,219	53,039
Armstrong World Industries, Inc.*	1,030	47,102
Builders FirstSource, Inc.*	2,145	23,767
Continental Building Products, Inc.*	1,316	22,977

Fortune Brands Home & Security, Inc.	12,454	$691,197
Griffon Corp.	349	6,212
Insteel Industries, Inc.	701	14,665
Lennox International, Inc.	4,428	553,057
Masonite International Corp.*	1,260	77,150
NCI Building Systems, Inc.*	1,175	14,582
Nortek, Inc.*	406	17,710
Patrick Industries, Inc.*	536	23,316
PGT, Inc.*	1,934	22,028
Ply Gem Holdings, Inc.*	904	11,336
Quanex Building Products Corp.	117	2,440
Simpson Manufacturing Co., Inc.	112	3,825
Trex Co., Inc.*	1,343	51,088
USG Corp.*	3,837	93,201

		2,344,320

Commercial Services & Supplies (2.0%)
ARC Document Solutions, Inc.*	1,788	7,903
Brink’s Co.	2,032	58,644
Casella Waste Systems, Inc., Class A*	332	1,985
CECO Environmental Corp.	278	2,135
Cintas Corp.	3,744	340,891
Clean Harbors, Inc.*	1,661	69,181
Copart, Inc.*	5,016	190,658
Covanta Holding Corp.	4,791	74,213
Deluxe Corp.	1,147	62,557
G&K Services, Inc., Class A	604	37,992
Healthcare Services Group, Inc.	2,962	103,285
Heritage-Crystal Clean, Inc.*	48	509
Herman Miller, Inc.	2,493	71,549
HNI Corp.	1,857	66,963
InnerWorkings, Inc.*	599	4,492
Interface, Inc.	17,815	340,979
KAR Auction Services, Inc.	1,998	73,986
Kimball International, Inc., Class B	486	4,748
Knoll, Inc.	2,038	38,314
Matthews International Corp., Class A	70	3,742
Mobile Mini, Inc.	8,225	256,044
MSA Safety, Inc.	791	34,385
Multi-Color Corp.	531	31,759
Pitney Bowes, Inc.	3,288	67,897
R.R. Donnelley & Sons Co.	4,586	67,506
Rollins, Inc.	3,973	102,901
SP Plus Corp.*	654	15,631
Steelcase, Inc., Class A	18,675	278,258
Stericycle, Inc.*	3,022	364,453
Team, Inc.*	863	27,581
U.S. Ecology, Inc.	12,013	437,754
West Corp.	325	7,010

		3,245,905

Construction & Engineering (0.1%)
AECOM*	827	24,835
Argan, Inc.	476	15,422
Comfort Systems USA, Inc.	1,457	41,408
Dycom Industries, Inc.*	1,426	99,763
Furmanite Corp.*	1,350	8,991
Great Lakes Dredge & Dock Corp.*	150	594

See Notes to Financial Statements.

1316

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

HC2 Holdings, Inc.*	505	$2,672
NV5 Global, Inc.*	214	4,704
Primoris Services Corp.	1,107	24,387
Quanta Services, Inc.*	1,329	26,912

		249,688

Electrical Equipment (1.0%)
Acuity Brands, Inc.	1,805	422,009
Allied Motion Technologies, Inc.	262	6,859
AMETEK, Inc.	13,724	735,469
AZZ, Inc.	1,079	59,960
Babcock & Wilcox Enterprises, Inc.*	440	9,183
Encore Wire Corp.	654	24,257
EnerSys, Inc.	499	27,909
Enphase Energy, Inc.*	1,143	4,012
Franklin Electric Co., Inc.	1,858	50,222
FuelCell Energy, Inc.*	242	1,198
Generac Holdings, Inc.*	2,876	85,619
General Cable Corp.	1,862	25,007
Hubbell, Inc.	317	32,030
Plug Power, Inc.*	4,228	8,921
Power Solutions International, Inc.*	200	3,650
PowerSecure International, Inc.*	165	2,483
Regal Beloit Corp.	95	5,559
SolarCity Corp.*	2,471	126,070
Thermon Group Holdings, Inc.*	191	3,232
Vicor Corp.*	594	5,417

		1,639,066

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	5,774	512,096
Raven Industries, Inc.	191	2,980

		515,076

Machinery (3.5%)
Accuride Corp.*	1,455	2,415
Albany International Corp., Class A	161	5,885
Allison Transmission Holdings, Inc.	4,082	105,683
Altra Industrial Motion Corp.	11,350	284,658
American Railcar Industries, Inc.	103	4,767
Blount International, Inc.*	2,090	20,503
Blue Bird Corp.*	198	2,008
CLARCOR, Inc.	1,978	98,267
Commercial Vehicle Group, Inc.*	1,147	3,166
Donaldson Co., Inc.	5,106	146,338
Douglas Dynamics, Inc.	234	4,930
EnPro Industries, Inc.	572	25,076
FreightCar America, Inc.	248	4,819
Global Brass & Copper Holdings, Inc.	783	16,678
Gorman-Rupp Co.	185	4,945
Graco, Inc.	2,440	175,851
Greenbrier Cos., Inc.	1,105	36,045
Harsco Corp.	3,390	26,713
Hillenbrand, Inc.	2,654	78,638
Hyster-Yale Materials Handling, Inc.	113	5,927
IDEX Corp.	9,623	737,218
John Bean Technologies Corp.	1,227	61,141

Kadant, Inc.	65	$2,640
Lincoln Electric Holdings, Inc.	9,462	490,983
Lindsay Corp.	419	30,336
Lydall, Inc.*	240	8,515
Meritor, Inc.*	2,288	19,105
Middleby Corp.*	9,838	1,061,225
Milacron Holdings Corp.*	120	1,501
Miller Industries, Inc.	51	1,111
Mueller Industries, Inc.	1,604	43,468
Mueller Water Products, Inc., Class A	6,693	57,560
Navistar International Corp.*	134	1,185
NN, Inc.	1,104	17,598
Nordson Corp.	2,530	162,300
Omega Flex, Inc.	126	4,159
Proto Labs, Inc.*	2,960	188,522
RBC Bearings, Inc.*	983	63,492
Rexnord Corp.*	4,260	77,191
Snap-on, Inc.	2,417	414,346
Standex International Corp.	386	32,096
Sun Hydraulics Corp.	932	29,572
Tennant Co.	713	40,113
Toro Co.	2,328	170,107
TriMas Corp.*	127	2,369
Valmont Industries, Inc.	1,106	117,258
Wabash National Corp.*	2,896	34,260
WABCO Holdings, Inc.*	2,269	232,028
Wabtec Corp.	6,193	440,446
Woodward, Inc.	1,884	93,559
Xerium Technologies, Inc.*	478	5,664

		5,694,380

Marine (0.3%)
Kirby Corp.*	7,113	374,286
Matson, Inc.	1,667	71,064

		445,350

Professional Services (1.4%)
Advisory Board Co.*	11,688	579,842
Barrett Business Services, Inc.	315	13,715
CEB, Inc.	1,403	86,130
Dun & Bradstreet Corp.	454	47,184
Exponent, Inc.	4,766	238,062
Franklin Covey Co.*	58	971
FTI Consulting, Inc.*	144	4,991
GP Strategies Corp.*	543	13,635
Huron Consulting Group, Inc.*	3,887	230,888
Insperity, Inc.	811	39,050
Kforce, Inc.	1,011	25,558
Korn/Ferry International	1,147	38,057
Mistras Group, Inc.*	398	7,598
On Assignment, Inc.*	2,145	96,418
Resources Connection, Inc.	275	4,493
Robert Half International, Inc.	14,366	677,213
RPX Corp.*	277	3,047
Towers Watson & Co., Class A	516	66,285
TransUnion*	936	25,806
TriNet Group, Inc.*	1,586	30,689
TrueBlue, Inc.*	1,738	44,771
Volt Information Sciences, Inc.*	238	1,937
WageWorks, Inc.*	1,482	67,238

		2,343,578

See Notes to Financial Statements.

1317

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Road & Rail (1.1%)
AMERCO	145	$56,477
ArcBest Corp.	358	7,658
Avis Budget Group, Inc.*	4,183	151,801
Celadon Group, Inc.	782	7,734
Covenant Transportation Group, Inc., Class A*	468	8,841
Genesee & Wyoming, Inc., Class A*	7,247	389,091
Heartland Express, Inc.	2,112	35,946
Kansas City Southern	5,809	433,758
Knight Transportation, Inc.	2,615	63,361
Landstar System, Inc.	6,864	402,574
Marten Transport Ltd.	110	1,947
Old Dominion Freight Line, Inc.*	2,837	167,582
P.A.M. Transportation Services, Inc.*	128	3,532
Roadrunner Transportation Systems, Inc.*	470	4,432
Saia, Inc.*	1,042	23,184
Swift Transportation Co.*	3,688	50,968
Universal Truckload Services, Inc.	183	2,569
USA Truck, Inc.*	148	2,583
Werner Enterprises, Inc.	436	10,198
YRC Worldwide, Inc.*	234	3,318

		1,827,554

Trading Companies & Distributors (1.4%)
AerCap Holdings N.V.*	7,974	344,158
Air Lease Corp.	264	8,839
Applied Industrial Technologies, Inc.	637	25,792
Beacon Roofing Supply, Inc.*	7,307	300,902
BMC Stock Holdings, Inc.*	1,446	24,221
DXP Enterprises, Inc.*	161	3,671
Fastenal Co.	9,872	402,975
H&E Equipment Services, Inc.	1,320	23,074
HD Supply Holdings, Inc.*	7,103	213,303
Kaman Corp.	93	3,795
Lawson Products, Inc.*	161	3,759
MSC Industrial Direct Co., Inc., Class A	611	34,381
Neff Corp., Class A*	85	651
Real Industry, Inc.*	648	5,204
United Rentals, Inc.*	5,056	366,762
Univar, Inc.*	619	10,529
Watsco, Inc.	4,426	518,417

		2,290,433

Total Industrials		25,669,342

Information Technology (23.0%)
Communications Equipment (1.9%)
Aerohive Networks, Inc.*	944	4,824
Alliance Fiber Optic Products, Inc.*	601	9,111
Applied Optoelectronics, Inc.*	508	8,717
Arista Networks, Inc.*	6,283	489,069
ARRIS Group, Inc.*	2,862	87,491
CalAmp Corp.*	1,515	30,194
Ciena Corp.*	22,009	455,363
Clearfield, Inc.*	502	6,732
CommScope Holding Co., Inc.*	8,196	212,194
Extreme Networks, Inc.*	333	1,359

Harmonic, Inc.*	573	$2,332
Infinera Corp.*	5,536	100,312
InterDigital, Inc.	1,354	66,400
Ixia*	20,875	259,476
KVH Industries, Inc.*	506	4,767
NetScout Systems, Inc.*	1,999	61,369
Novatel Wireless, Inc.*	1,357	2,266
Palo Alto Networks, Inc.*	3,712	653,832
Plantronics, Inc.	1,469	69,660
Ruckus Wireless, Inc.*	3,137	33,597
ShoreTel, Inc.*	13,763	121,803
Ubiquiti Networks, Inc.*	1,200	38,028
ViaSat, Inc.*	7,168	437,320

		3,156,216

Electronic Equipment, Instruments & Components (1.5%)
Badger Meter, Inc.	619	36,267
Belden, Inc.	1,787	85,204
CDW Corp.	14,068	591,419
Cognex Corp.	11,141	376,232
Coherent, Inc.*	84	5,469
Daktronics, Inc.	352	3,069
DTS, Inc.*	649	14,654
ePlus, Inc.*	7	653
FARO Technologies, Inc.*	7,308	215,732
FEI Co.	1,738	138,675
Fitbit, Inc., Class A*	1,176	34,798
FLIR Systems, Inc.	3,694	103,691
Ingram Micro, Inc., Class A	364	11,058
InvenSense, Inc.*	3,230	33,043
IPG Photonics Corp.*	1,444	128,747
Jabil Circuit, Inc.	1,503	35,005
Keysight Technologies, Inc.*	5,943	168,365
Littelfuse, Inc.	815	87,213
Mesa Laboratories, Inc.	115	11,442
Methode Electronics, Inc.	1,599	50,896
MTS Systems Corp.	622	39,441
National Instruments Corp.	1,036	29,723
Newport Corp.*	555	8,808
OSI Systems, Inc.*	212	18,796
Plexus Corp.*	529	18,473
RealD, Inc.*	1,666	17,576
Rofin-Sinar Technologies, Inc.*	133	3,562
Rogers Corp.*	243	12,532
Trimble Navigation Ltd.*	571	12,248
Universal Display Corp.*	1,682	91,568
Zebra Technologies Corp., Class A*	2,155	150,096

		2,534,455

Internet Software & Services (3.6%)
Akamai Technologies, Inc.*	8,326	438,197
Alarm.com Holdings, Inc.*	21,287	355,067
Amber Road, Inc.*	648	3,298
Angie’s List, Inc.*	1,928	18,027
Apigee Corp.*	190	1,526
Appfolio, Inc., Class A*	134	1,956
Bazaarvoice, Inc.*	49,335	216,087
Benefitfocus, Inc.*	329	11,972
Box, Inc., Class A*	529	7,385
Brightcove, Inc.*	1,400	8,680
Carbonite, Inc.*	787	7,713

See Notes to Financial Statements.

1318

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Care.com, Inc.*	90	$644
ChannelAdvisor Corp.*	861	11,925
Cimpress N.V.*	1,375	111,568
comScore, Inc.*	1,441	59,297
Constant Contact, Inc.*	1,324	38,714
Cornerstone OnDemand, Inc.*	2,240	77,347
CoStar Group, Inc.*	7,451	1,540,047
Cvent, Inc.*	975	34,037
Demandware, Inc.*	10,154	548,011
DHI Group, Inc.*	647	5,933
EarthLink Holdings Corp.	4,301	31,956
Endurance International Group Holdings, Inc.*	2,456	26,844
Envestnet, Inc.*	10,116	301,963
Everyday Health, Inc.*	818	4,924
Five9, Inc.*	963	8,378
GoDaddy, Inc., Class A*	987	31,643
Gogo, Inc.*	2,341	41,670
GrubHub, Inc.*	3,144	76,085
GTT Communications, Inc.*	1,025	17,487
Hortonworks, Inc.*	310	6,789
IAC/InterActiveCorp	3,055	183,453
Internap Corp.*	2,277	14,573
Intralinks Holdings, Inc.*	895	8,118
j2 Global, Inc.	1,995	164,228
LivePerson, Inc.*	2,282	15,404
LogMeIn, Inc.*	1,026	68,845
Marin Software, Inc.*	148	530
Marketo, Inc.*	1,453	41,716
Match Group, Inc.*	1,068	14,471
MaxPoint Interactive, Inc.*	281	481
MINDBODY, Inc., Class A*	139	2,103
New Relic, Inc.*	241	8,780
NIC, Inc.	2,739	53,904
OPOWER, Inc.*	1,083	11,437
Pandora Media, Inc.*	20,549	275,562
Q2 Holdings, Inc.*	811	21,386
Quotient Technology, Inc.*	2,543	17,343
Rackspace Hosting, Inc.*	4,825	122,169
Reis, Inc.	217	5,149
RetailMeNot, Inc.*	97	962
SciQuest, Inc.*	665	8,625
Shutterstock, Inc.*	820	26,519
SPS Commerce, Inc.*	684	48,024
Stamps.com, Inc.*	597	65,437
TechTarget, Inc.*	222	1,783
Textura Corp.*	826	17,825
Travelzoo, Inc.*	304	2,545
TrueCar, Inc.*	2,041	19,471
Web.com Group, Inc.*	1,836	36,738
WebMD Health Corp.*	1,589	76,749
Wix.com Ltd.*	779	17,722
Xactly Corp.*	282	2,405
XO Group, Inc.*	1,123	18,035
Yelp, Inc.*	2,715	78,192
Zillow Group, Inc., Class A*	5,101	132,830
Zillow Group, Inc., Class C*	12,202	286,503

		5,915,187

IT Services (3.0%)
6D Global Technologies, Inc.*†	384	$838
Black Knight Financial Services, Inc., Class A*	758	25,059
Blackhawk Network Holdings, Inc.*	2,272	100,445
Booz Allen Hamilton Holding Corp.	3,947	121,765
Broadridge Financial Solutions, Inc.	4,992	268,220
Cardtronics, Inc.*	1,880	63,262
Cass Information Systems, Inc.	272	13,997
CoreLogic, Inc.*	1,696	57,427
CSG Systems International, Inc.	1,369	49,257
DST Systems, Inc.	1,121	127,861
EPAM Systems, Inc.*	2,046	160,857
Euronet Worldwide, Inc.*	2,155	156,087
EVERTEC, Inc.	2,778	46,504
ExlService Holdings, Inc.*	1,288	57,870
Forrester Research, Inc.	419	11,933
Gartner, Inc.*	3,458	313,641
Genpact Ltd.*	6,605	164,993
Global Payments, Inc.	5,538	357,256
Hackett Group, Inc.	996	16,006
Heartland Payment Systems, Inc.	1,515	143,652
Jack Henry & Associates, Inc.	3,407	265,950
Leidos Holdings, Inc.	236	13,277
Lionbridge Technologies, Inc.*	2,809	13,792
Luxoft Holding, Inc.*	767	59,159
MAXIMUS, Inc.	2,735	153,844
NeuStar, Inc., Class A*	691	16,563
Perficient, Inc.*	1,000	17,120
PFSweb, Inc.*	457	5,882
Sabre Corp.	4,770	133,417
Science Applications International Corp.	1,928	88,264
ServiceSource International, Inc.*	1,405	6,477
Square, Inc., Class A*	870	11,388
Syntel, Inc.*	1,312	59,368
TeleTech Holdings, Inc.	398	11,108
Teradata Corp.*	4,124	108,956
Total System Services, Inc.	6,885	342,873
Travelport Worldwide Ltd.	3,139	40,493
Unisys Corp.*	1,302	14,387
Vantiv, Inc., Class A*	16,148	765,738
VeriFone Systems, Inc.*	12,237	342,881
Virtusa Corp.*	1,238	51,179
WEX, Inc.*	1,611	142,412

		4,921,458

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Energy Industries, Inc.*	929	26,226
Advanced Micro Devices, Inc.*	11,693	33,559
Ambarella, Inc.*	1,311	73,075
Applied Materials, Inc.	16,861	314,795
Applied Micro Circuits Corp.*	892	5,682
Atmel Corp.	17,336	149,263
Cabot Microelectronics Corp.*	854	37,388
Cascade Microtech, Inc.*	441	7,166
Cavium, Inc.*	12,095	794,762
CEVA, Inc.*	406	9,484
Cirrus Logic, Inc.*	2,652	78,314

See Notes to Financial Statements.

1319

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Entegris, Inc.*	3,418	$45,357
Exar Corp.*	273	1,674
First Solar, Inc.*	2,661	175,599
FormFactor, Inc.*	1,094	9,846
Inphi Corp.*	1,598	43,178
Integrated Device Technology, Inc.*	6,140	161,789
Intersil Corp., Class A	30,000	382,800
Lattice Semiconductor Corp.*	81,477	527,156
MA-COM Technology Solutions Holdings, Inc.*	11,382	465,410
Mattson Technology, Inc.*	3,097	10,932
MaxLinear, Inc., Class A*	2,148	31,640
Mellanox Technologies Ltd.*	3,125	131,688
Microsemi Corp.*	3,981	129,741
Monolithic Power Systems, Inc.	1,649	105,058
Nanometrics, Inc.*	22,700	343,678
NVE Corp.	94	5,281
NXP Semiconductors N.V.*	3,728	314,084
ON Semiconductor Corp.*	57,296	561,501
PDF Solutions, Inc.*	1,049	11,371
PMC-Sierra, Inc.*	2,491	28,945
Power Integrations, Inc.	817	39,731
Rambus, Inc.*	4,793	55,551
Rudolph Technologies, Inc.*	149	2,119
Semtech Corp.*	941	17,804
Silicon Laboratories, Inc.*	6,721	326,237
SunEdison, Inc.*	10,425	53,063
SunPower Corp.*	179	5,372
Synaptics, Inc.*	1,527	122,679
Tessera Technologies, Inc.	1,347	40,423
Xcerra Corp.*	945	5,717

		5,685,138

Software (9.1%)
A10 Networks, Inc.*	23,584	154,711
ACI Worldwide, Inc.*	4,888	104,603
American Software, Inc., Class A	191	1,944
ANSYS, Inc.*	711	65,767
Aspen Technology, Inc.*	9,363	353,547
Atlassian Corp. plc, Class A*	7,055	212,214
AVG Technologies N.V.*	1,720	34,486
Barracuda Networks, Inc.*	344	6,426
Blackbaud, Inc.	1,947	128,229
Bottomline Technologies de, Inc.*	15,514	461,231
BroadSoft, Inc.*	12,335	436,166
Cadence Design Systems, Inc.*	34,377	715,385
Callidus Software, Inc.*	26,105	484,770
Code Rebel Corp.*	47	126
CommVault Systems, Inc.*	1,892	74,450
Digimarc Corp.*	280	10,223
Digital Turbine, Inc.*	1,800	2,394
Ebix, Inc.	1,122	36,790
Ellie Mae, Inc.*	1,231	74,143
Epiq Systems, Inc.	504	6,587
Fair Isaac Corp.	1,291	121,586
FireEye, Inc.*	5,740	119,048
Fleetmatics Group plc*	1,600	81,264
Fortinet, Inc.*	5,939	185,119
Gigamon, Inc.*	1,144	30,396
Globant S.A.*	637	23,894
Glu Mobile, Inc.*	2,622	6,371

Guidance Software, Inc.*	777	$4,678
Guidewire Software, Inc.*	19,828	1,192,852
HubSpot, Inc.*	13,065	735,690
Imperva, Inc.*	1,110	70,274
Infoblox, Inc.*	2,370	43,584
Interactive Intelligence Group, Inc.*	704	22,120
Jive Software, Inc.*	1,862	7,597
King Digital Entertainment plc	3,359	60,059
Manhattan Associates, Inc.*	3,071	203,208
MicroStrategy, Inc., Class A*	384	68,847
MobileIron, Inc.*	1,586	5,725
Mobileye N.V.*	7,859	332,279
Model N, Inc.*	861	9,609
Monotype Imaging Holdings, Inc.	1,665	39,361
NetSuite, Inc.*	6,195	524,221
Park City Group, Inc.*	425	5,062
Paycom Software, Inc.*	1,320	49,672
Paylocity Holding Corp.*	9,846	399,255
Pegasystems, Inc.	1,488	40,920
Proofpoint, Inc.*	3,751	243,853
PROS Holdings, Inc.*	6,188	142,572
PTC, Inc.*	4,813	166,674
QAD, Inc., Class A	77	1,580
QAD, Inc., Class B	37	682
Qlik Technologies, Inc.*	13,729	434,660
Qualys, Inc.*	1,040	34,414
Rapid7, Inc.*	190	2,875
RealPage, Inc.*	2,181	48,963
RingCentral, Inc., Class A*	2,232	52,631
Rubicon Project, Inc.*	1,069	17,585
Sapiens International Corp. N.V.	762	7,772
ServiceNow, Inc.*	10,037	868,803
Silver Spring Networks, Inc.*	1,438	20,722
SolarWinds, Inc.*	5,555	327,189
Solera Holdings, Inc.	2,742	150,344
Splunk, Inc.*	5,215	306,694
SS&C Technologies Holdings, Inc.	8,136	555,445
Synchronoss Technologies, Inc.*	1,622	57,143
Synopsys, Inc.*	474	21,619
Tableau Software, Inc., Class A*	7,258	683,849
Take-Two Interactive Software, Inc.*	13,445	468,424
Tangoe, Inc.*	1,627	13,651
TiVo, Inc.*	4,050	34,952
TubeMogul, Inc.*	577	7,847
Tyler Technologies, Inc.*	2,696	469,967
Ultimate Software Group, Inc.*	3,499	684,089
Varonis Systems, Inc.*	371	6,975
VASCO Data Security International, Inc.*	1,240	20,745
Verint Systems, Inc.*	2,428	98,480
VirnetX Holding Corp.*	1,860	4,780
Workday, Inc., Class A*	6,841	545,091
Workiva, Inc.*	290	5,095
Xura, Inc.*	931	22,884
Zendesk, Inc.*	23,843	630,409
Zix Corp.*	2,472	12,558

		14,918,899

See Notes to Financial Statements.

1320

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp.*	1,711	$14,868
Avid Technology, Inc.*	851	6,204
Cray, Inc.*	1,717	55,717
Diebold, Inc.	2,721	81,875
Eastman Kodak Co.*	711	8,916
Electronics for Imaging, Inc.*	1,968	91,984
Immersion Corp.*	1,247	14,540
Nimble Storage, Inc.*	2,111	19,421
Pure Storage, Inc., Class A*	28,643	445,971
Silicon Graphics International Corp.*	1,419	8,372
Super Micro Computer, Inc.*	1,521	37,280
Violin Memory, Inc.*	3,737	3,364

		788,512

Total Information Technology		37,919,865

Materials (4.0%)
Chemicals (2.2%)
A. Schulman, Inc.	1,096	33,581
American Vanguard Corp.	132	1,849
Ashland, Inc.	258	26,497
Axalta Coating Systems Ltd.*	4,179	111,370
Balchem Corp.	1,311	79,709
Calgon Carbon Corp.	1,013	17,474
Chase Corp.	262	10,671
Chemtura Corp.*	2,786	75,974
Core Molding Technologies, Inc.*	320	4,106
Ferro Corp.*	3,012	33,494
H.B. Fuller Co.	9,377	341,979
Hawkins, Inc.	64	2,289
Huntsman Corp.	5,444	61,898
International Flavors & Fragrances, Inc.	3,367	402,828
KMG Chemicals, Inc.	402	9,254
Koppers Holdings, Inc.*	852	15,549
LSB Industries, Inc.*	302	2,190
Minerals Technologies, Inc.	1,363	62,507
NewMarket Corp.	356	135,540
Olin Corp.	3,044	52,540
OMNOVA Solutions, Inc.*	1,186	7,270
Platform Specialty Products Corp.*	22,177	284,531
PolyOne Corp.	16,874	535,918
Quaker Chemical Corp.	3,885	300,155
Rentech, Inc.*	681	2,397
RPM International, Inc.	5,545	244,313
Scotts Miracle-Gro Co., Class A	1,696	109,409
Senomyx, Inc.*	1,847	6,963
Sensient Technologies Corp.	1,261	79,216
Stepan Co.	394	19,578
Trecora Resources*	842	10,432
Tredegar Corp.	219	2,983
Trinseo S.A.*	480	13,536
Valhi, Inc.	386	517
Valspar Corp.	3,385	280,786
W.R. Grace & Co.*	3,032	301,957

		3,681,260

Construction Materials (0.4%)
Eagle Materials, Inc.	2,099	126,843
Headwaters, Inc.*	3,097	52,246

Martin Marietta Materials, Inc.	2,600	$355,108
Summit Materials, Inc., Class A*	1,218	24,409
U.S. Concrete, Inc.*	611	32,175
United States Lime & Minerals, Inc.	8	440

		591,221

Containers & Packaging (1.1%)
AEP Industries, Inc.*	167	12,884
AptarGroup, Inc.	484	35,163
Avery Dennison Corp.	3,539	221,754
Ball Corp.	5,744	417,761
Bemis Co., Inc.	441	19,708
Berry Plastics Group, Inc.*	2,985	107,997
Crown Holdings, Inc.*	2,462	124,823
Graphic Packaging Holding Co.	7,893	101,267
Multi Packaging Solutions International Ltd.*	395	6,853
Myers Industries, Inc.	1,057	14,079
Owens-Illinois, Inc.*	429	7,473
Packaging Corp. of America	4,072	256,740
Sealed Air Corp.	8,214	366,344
Silgan Holdings, Inc.	1,705	91,593
WestRock Co.	1,038	47,354

		1,831,793

Metals & Mining (0.1%)
Century Aluminum Co.*	122	539
Compass Minerals International, Inc.	1,404	105,679
Ferroglobe plc	2,684	28,853
Handy & Harman Ltd.*	21	431
Haynes International, Inc.	36	1,321
Kaiser Aluminum Corp.	233	19,493
Olympic Steel, Inc.	24	278
Royal Gold, Inc.	145	5,288
Ryerson Holding Corp.*	76	355
Steel Dynamics, Inc.	1,118	19,979
Stillwater Mining Co.*	1,625	13,926
SunCoke Energy, Inc.	1,906	6,614
Tahoe Resources, Inc.	840	7,283
Worthington Industries, Inc.	461	13,894

		223,933

Paper & Forest Products (0.2%)
Boise Cascade Co.*	1,391	35,512
Clearwater Paper Corp.*	752	34,239
Deltic Timber Corp.	471	27,728
KapStone Paper and Packaging Corp.	3,542	80,014
Louisiana-Pacific Corp.*	5,466	98,443
Neenah Paper, Inc.	382	23,848
Schweitzer-Mauduit International, Inc.	214	8,986
Wausau Paper Corp.	1,624	16,613

		325,383

Total Materials		6,653,590

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.2%)
8x8, Inc.*	1,259	$14,416
Cogent Communications Holdings, Inc.	1,928	66,882
Consolidated Communications Holdings, Inc.	1,395	29,225
FairPoint Communications, Inc.*	875	14,061
General Communication, Inc., Class A*	1,475	29,176
IDT Corp., Class B	120	1,399
inContact, Inc.*	2,296	21,904
Inteliquent, Inc.	586	10,413
Intelsat S.A.*	297	1,236
Lumos Networks Corp.*	815	9,128
pdvWireless, Inc.*	368	10,120
Straight Path Communications, Inc., Class B*	391	6,702
Vonage Holdings Corp.*	815	4,678
Windstream Holdings, Inc.	3,944	25,399
Zayo Group Holdings, Inc.*	5,193	138,082

		382,821

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*(b)	821	5,435
SBA Communications Corp., Class A*	3,057	321,199
Shenandoah Telecommunications Co.	866	37,281

		363,915

Total Telecommunication Services		746,736

Utilities (0.1%)
Electric Utilities (0.1%)
Genie Energy Ltd., Class B*	110	1,227
ITC Holdings Corp.	2,313	90,785
Spark Energy, Inc., Class A	97	2,010

		94,022

Independent Power and Renewable Electricity Producers (0.0%)
Ormat Technologies, Inc.	653	23,815
TerraForm Global, Inc., Class A	294	1,643
TerraForm Power, Inc., Class A*	112	1,409
Vivint Solar, Inc.*	518	4,952

		31,819

Water Utilities (0.0%)
American States Water Co.	139	5,831
York Water Co.	56	1,397

		7,228

Total Utilities		133,069

Total Common Stocks (97.8%) (Cost $130,938,588)		161,272,663

	Number of Rights	Value (Note 1)

RIGHTS:
Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares) (b)*† (Cost $—)	535	$1,011

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16*†(b) (Cost $—)	162	$—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,382,389	$3,382,389

Total Short-Term Investment (2.1%) (Cost $3,382,389)		3,382,389

Total Investments (99.9%) (Cost $134,320,977)		164,656,063
Other Assets Less Liabilities (0.1%)		219,910

Net Assets (100%)		$164,875,973

*	Non-income producing.
†	Securities (totaling $18,111 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid Security

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	3	March-16	$280,603	$275,265	$(5,338)
Russell 2000 Mini Index	6	March-16	681,307	678,900	(2,407)
S&P MidCap 400 E-Mini Index	9	March-16	1,260,557	1,254,150	(6,407)

					$(14,152)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$31,657,344	$480,703	$—		$32,138,047
Consumer Staples	4,773,270	—	—		4,773,270
Energy	2,602,074	—	—		2,602,074
Financials	14,867,615	301,949	—		15,169,564
Health Care	34,779,332	671,512	16,262		35,467,106
Industrials	25,669,342	—	—		25,669,342
Information Technology	37,919,027	—	838		37,919,865
Materials	6,653,590	—	—		6,653,590
Telecommunication Services	746,736	—	—		746,736
Utilities	133,069	—	—		133,069
Rights
Telecommunication Services	—	—	1,011		1,011
Short-Term Investments	3,382,389	—	—		3,382,389
Warrants
Energy	—	—	—	(c)	— (c)

Total Assets	$163,183,788	$1,454,164	$18,111		$164,656,063

Liabilities:
Futures	$(14,152)	$—	$—		$(14,152)

Total Liabilities	$(14,152)	$—	$—		$(14,152)

Total	$163,169,636	$1,454,164	$18,111		$164,641,911

(a)	A security with a market value of $9,208 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $1,011 transferred from Level 2 to Level 3 at the end of the year due to securities currently being fair valued.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Fair Values of Derivative Instruments as of December 31, 2015:

	Statements of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(14,152	)*

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(139)	$(139)
Equity contracts	13,949	—	13,949

Total	$13,949	$(139)	$13,810

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(50,715)	$(50,715)

^ This Portfolio held forward foreign currency contracts for hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $30,000 for two months during the year ended December 31, 2015, and futures contracts with an average notional balance of approximately $1,771,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$74,637,722
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$84,329,771

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,206,281
Aggregate gross unrealized depreciation	(11,701,464)

Net unrealized appreciation	$29,504,817

Federal income tax cost of investments	$135,151,246

For the year ended December 31, 2015, the Portfolio incurred approximately $465 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $134,320,977)	$164,656,063
Cash	771,997
Foreign cash (Cost $1)	1
Cash held as collateral at broker	106,300
Receivable for securities sold	139,562
Dividends, interest and other receivables	63,101
Receivable from Separate Accounts for Trust shares sold	21,110
Due from Custodian	6,638
Other assets	551

Total assets	165,765,323

LIABILITIES
Payable for securities purchased	443,955
Payable to Separate Accounts for Trust shares redeemed	211,530
Investment management fees payable	89,875
Distribution fees payable – Class IB	24,516
Due to broker for futures variation margin	22,095
Administrative fees payable	17,473
Trustees’ fees payable	4,730
Distribution fees payable – Class IA	2,764
Accrued expenses	72,412

Total liabilities	889,350

NET ASSETS	$164,875,973

Net assets were comprised of:
Paid in capital	$134,782,004
Accumulated undistributed net investment income (loss)	(13,020)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(213,945)
Net unrealized appreciation (depreciation) on investments and futures	30,320,934

Net assets	$164,875,973

Class IA
Net asset value, offering and redemption price per share, $12,799,360 / 1,505,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.50

Class IB
Net asset value, offering and redemption price per share, $114,846,056 / 14,218,550 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.08

Class K
Net asset value, offering and redemption price per share, $37,230,557 / 4,315,049 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.63

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of $2,405 foreign withholding tax)	$1,103,458
Interest	2,097

Total income	1,105,555

EXPENSES
Investment management fees	1,407,833
Distribution fees – Class IB	303,814
Administrative fees	217,517
Custodian fees	153,100
Professional fees	55,902
Distribution fees – Class IA	35,283
Offering costs	10,509
Printing and mailing expenses	9,978
Trustees’ fees	3,540
Miscellaneous	8,023

Gross expenses	2,205,499
Less: Waiver from investment manager	(283,065)

Net expenses	1,922,434

NET INVESTMENT INCOME (LOSS)	(816,879)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	12,873,847
Futures	13,949
Foreign currency transactions	(458)

Net realized gain (loss)	12,887,338

Change in unrealized appreciation (depreciation) on:
Investments	(14,177,076)
Futures	(50,715)

Net change in unrealized appreciation (depreciation)	(14,227,791)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,340,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,157,332)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(816,879)	$(1,000,903)
Net realized gain (loss) on investments, futures and foreign currency transactions	12,887,338	21,198,539
Net change in unrealized appreciation (depreciation) on investments and futures	(14,227,791)	(11,891,222)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,157,332)	8,306,414

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,155,930)	(1,558,869)
Class IB	(10,704,488)	(13,166,179)
Class K	(3,257,016)	(4,452,437)

TOTAL DISTRIBUTIONS	(15,117,434)	(19,177,485)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 108,584 and 80,541 shares, respectively ]	1,048,614	813,405
Capital shares issued in reinvestment of distributions [ 135,187 and 163,804 shares, respectively ]	1,155,930	1,558,869
Capital shares repurchased [ (269,834) and (268,038) shares, respectively ]	(2,572,594)	(2,671,372)

Total Class IA transactions	(368,050)	(299,098)

Class IB
Capital shares sold [ 1,512,584 and 1,089,798 shares, respectively ]	14,040,788	10,520,328
Capital shares issued in reinvestment of distributions [ 1,317,555 and 1,448,461 shares, respectively ]	10,704,488	13,166,179
Capital shares repurchased [ (1,824,583) and (1,944,052) shares, respectively ]	(16,831,776)	(18,687,992)

Total Class IB transactions	7,913,500	4,998,515

Class K
Capital shares sold [ 51,003 and 44,529 shares, respectively ]	505,608	453,258
Capital shares issued in reinvestment of distributions [ 375,720 and 462,174 shares, respectively ]	3,257,016	4,452,437
Capital shares repurchased [ (473,543) and (783,746) shares, respectively ]	(4,794,371)	(7,922,033)

Total Class K transactions	(1,031,747)	(3,016,338)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,513,703	1,683,079

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,761,063)	(9,187,992)

NET ASSETS:
Beginning of year	175,637,036	184,825,028

End of year (a)	$164,875,973	$175,637,036

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(13,020)	$(9,489)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.47	$10.08	$9.85	$8.54	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.06)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.11)	0.54	3.91	1.36	(0.64)

Total from investment operations	(0.16)	0.48	3.81	1.31	(0.70)

Less distributions:
Distributions from net realized gains	(0.81)	(1.09)	(3.58)	—	—

Net asset value, end of year	$8.50	$9.47	$10.08	$9.85	$8.54

Total return	(1.58)%	4.91%	40.15%	15.34%	(7.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,799	$14,497	$15,677	$12,192	$11,871
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.23%	1.25%	1.26%	0.99%
After waivers, reimbursements and fees paid indirectly (f)	1.15%	1.23%	1.25%	1.26%	0.99%
Before waivers, reimbursements and fees paid indirectly (f)	1.31%	1.36%	1.32%	1.27%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.52)%	(0.62)%	(0.82)%	(0.54)%	(0.59)%
After waivers, reimbursements and fees paid indirectly (f)	(0.52)%	(0.62)%	(0.82)%	(0.53)%	(0.59)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.68)%	(0.76)%	(0.89)%	(0.54)%	(0.60)%
Portfolio turnover rate^	44%	59%	66%	54%	64%

	Year Ended December 31,
Class IB	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.04	$9.67	$9.56	$8.28	$8.99

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.06)	(0.09)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.10)	0.52	3.78	1.33	(0.64)

Total from investment operations	(0.15)	0.46	3.69	1.28	(0.71)

Less distributions:
Distributions from net realized gains	(0.81)	(1.09)	(3.58)	—	—

Net asset value, end of year	$8.08	$9.04	$9.67	$9.56	$8.28

Total return	(1.53)%	4.92%	40.14%	15.46%	(7.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$114,846	$119,389	$122,032	$402,021	$377,314
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.23%	1.25%	1.26%	1.24	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.15%	1.23%	1.25%	1.26%	1.24%
Before waivers, reimbursements and fees paid indirectly (f)	1.31%	1.36%	1.28%	1.27%	1.26	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.52)%	(0.62)%	(0.80)%	(0.53)%	(0.81)%
After waivers, reimbursements and fees paid indirectly (f)	(0.52)%	(0.62)%	(0.80)%	(0.53)%	(0.81)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.68)%	(0.76)%	(0.83)%	(0.54)%	(0.82)%
Portfolio turnover rate^	44%	59%	66%	54%	64%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2015	2014	2013	2012
Net asset value, beginning of period	$9.57	$10.16	$9.88	$8.54	$8.22

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.04)	(0.07)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.10)	0.54	3.93	1.37	0.33

Total from investment operations	(0.13)	0.50	3.86	1.34	0.32

Less distributions:
Distributions from net realized gains	(0.81)	(1.09)	(3.58)	—	—

Net asset value, end of period	$8.63	$9.57	$10.16	$9.88	$8.54

Total return (b)	(1.24)%	5.07%	40.57%	15.69%	3.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,231	$41,750	$47,116	$41,104	$56,983
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.98%	1.00%	1.01%	1.00%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.90%	0.98%	1.00%	1.01%	1.00%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.06%	1.11%	1.07%	1.02%	1.01	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.27)%	(0.37)%	(0.57)%	(0.29)%	(0.48)%
After waivers, reimbursements and fees paid indirectly (a)(f)	(0.27)%	(0.37)%	(0.56)%	(0.29)%	(0.48)%
Before waivers, reimbursements and fees paid indirectly (a)(f)	(0.43)%	(0.50)%	(0.64)%	(0.30)%	(0.48)%
Portfolio turnover rate^	44%	59%	66%	54%	64%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1328

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Knightsbridge Asset Management LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(5.57)%	6.12%	6.10%
Portfolio – Class IB Shares	(5.55)	6.07	5.94
Portfolio – Class K Shares*	(5.33)	N/A	10.98
Russell 2500TM Value Index	(5.49)	9.23	6.51

*   Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

    Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.55)% for the year ended December 31, 2015. The Portfolio’s benchmark, the Russell 2500TM Value Index, returned (5.49)%, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

What helped performance during the year:

•

Consumer Staples stock selection was a key contributor to relative performance, led by a position in Post Holdings, which benefitted not only from margin improvement (partially due to falling grain prices), but also from a well-executed acquisition strategy.

•

Leidos Holdings was another notable contributor, as the company won several large contracts and continued to demonstrate shareholder friendliness through share buybacks, debt pay down and a dividend which yields over 2.5%.

•	Consumer Discretionary stock selection was additive.

•	A relative underweight in the Energy sector was a notable contributor to performance for the year.

What hurt performance during the year:

•

In Financials, both stock selection and a sector underweight were detrimental to performance. Within the sector, a position in online lender Enova International hurt performance the most during the year given new regulations in the UK hurting the company more than expected. Emergent Capital Inc., a holding not in the benchmark, also hurt relative performance.

•	Chemours also hurt relative performance amidst pricing weakness in its key product, titanium dioxide.

•

Another detractor from return relative to the benchmark was security selection in the Industrials sector. This reflected concerns about the slowdown in China’s economic growth as well as exposure to commodity price declines.

Sector Weightings as of December 31, 2015	% of Net Assets
Financials	33.5%
Consumer Discretionary	13.5
Industrials	12.4
Information Technology	12.0
Utilities	6.5
Health Care	6.3
Materials	4.1
Consumer Staples	3.8
Energy	3.8
Investment Company	2.4
Telecommunication Services	0.7
Cash and Other	1.0

100.0%

1329

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$918.34	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	918.64	5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	919.42	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1330

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.4%)
Auto Components (1.2%)
BorgWarner, Inc.	21,785	$941,766
Cooper Tire & Rubber Co.	2,313	87,547
Cooper-Standard Holding, Inc.*	571	44,304
Dana Holding Corp.	3,194	44,077
Federal-Mogul Holdings Corp.*	1,330	9,111
Gentex Corp.	6,637	106,258
Goodyear Tire & Rubber Co.	25,104	820,148
Horizon Global Corp.*	782	8,109
Lear Corp.	839	103,054
Metaldyne Performance Group, Inc.	191	3,503
Modine Manufacturing Co.*	2,203	19,937
Motorcar Parts of America, Inc.*	63	2,130
Standard Motor Products, Inc.	886	33,712
Strattec Security Corp.	134	7,570
Superior Industries International, Inc.	1,021	18,807
Tower International, Inc.	434	12,399

		2,262,432

Automobiles (0.4%)
Thor Industries, Inc.	14,000	786,100
Winnebago Industries, Inc.	111	2,209

		788,309

Distributors (0.0%)
Core-Mark Holding Co., Inc.	499	40,888
Fenix Parts, Inc.*	218	1,480
VOXX International Corp.*	859	4,518
Weyco Group, Inc.	281	7,520

		54,406

Diversified Consumer Services (1.2%)
American Public Education, Inc.*	739	13,753
Apollo Education Group, Inc.*	4,249	32,590
Ascent Capital Group, Inc., Class A*	590	9,865
Bridgepoint Education, Inc.*	774	5,890
Cambium Learning Group, Inc.*	552	2,677
Career Education Corp.*	3,086	11,202
Carriage Services, Inc.	618	14,894
Chegg, Inc.*	2,164	14,564
DeVry Education Group, Inc.	2,875	72,766
Graham Holdings Co., Class B	158	76,625
H&R Block, Inc.	51,000	1,698,810
Houghton Mifflin Harcourt Co.*	5,744	125,105
K12, Inc.*	1,555	13,684
Regis Corp.*	1,602	22,668
Strayer Education, Inc.*	301	18,096
Universal Technical Institute, Inc.	951	4,432
Weight Watchers International, Inc.*	104	2,371

		2,139,992

Hotels, Restaurants & Leisure (2.3%)
Aramark	14,216	458,466
Belmond Ltd., Class A*	4,351	41,335
BFC Financial Corp., Class A*	692,000	2,345,880
Biglari Holdings, Inc.*	70	22,807

Bob Evans Farms, Inc.	870	33,800
Bravo Brio Restaurant Group, Inc.*	115	1,035
Caesars Acquisition Co., Class A*	2,140	14,573
Caesars Entertainment Corp.*	2,546	20,088
Carrols Restaurant Group, Inc.*	261	3,064
Cracker Barrel Old Country Store, Inc.	54	6,849
Del Frisco’s Restaurant Group, Inc.*	1,013	16,228
Denny’s Corp.*	1,204	11,835
DineEquity, Inc.	52	4,403
Eldorado Resorts, Inc.*	623	6,853
Empire Resorts, Inc.*	13	234
International Game Technology plc	1,408	22,781
International Speedway Corp., Class A	1,252	42,217
Intrawest Resorts Holdings, Inc.*	827	6,467
Isle of Capri Casinos, Inc.*	46	641
J Alexander’s Holdings, Inc.*	623	6,803
Kona Grill, Inc.*	181	2,871
Marcus Corp.	848	16,087
Marriott Vacations Worldwide Corp.	502	28,589
Monarch Casino & Resort, Inc.*	439	9,974
Morgans Hotel Group Co.*	861	2,902
Noodles & Co.*	173	1,676
Penn National Gaming, Inc.*	3,334	53,411
Planet Fitness, Inc., Class A*	313	4,892
Red Robin Gourmet Burgers, Inc.*	5,056	312,157
Ruby Tuesday, Inc.*	2,875	15,841
Ruth’s Hospitality Group, Inc.	554	8,820
SeaWorld Entertainment, Inc.	22,521	443,439
Shake Shack, Inc., Class A*	36	1,426
Sonic Corp.	666	21,518
Speedway Motorsports, Inc.	510	10,567
Wendy’s Co.	9,152	98,567
Wingstop, Inc.*	105	2,395

		4,101,491

Household Durables (3.1%)
Bassett Furniture Industries, Inc.	238	5,969
Beazer Homes USA, Inc.*	1,445	16,603
CalAtlantic Group, Inc.	2,727	103,408
Cavco Industries, Inc.*	90	7,498
Century Communities, Inc.*	658	11,653
CSS Industries, Inc.	405	11,494
D.R. Horton, Inc.	8,645	276,899
Ethan Allen Interiors, Inc.	1,142	31,770
Flexsteel Industries, Inc.	265	11,708
Green Brick Partners, Inc.*	1,069	7,697
Helen of Troy Ltd.*	759	71,536
Hooker Furniture Corp.	450	11,358
Hovnanian Enterprises, Inc., Class A*	5,536	10,020
iRobot Corp.*	1,116	39,506
Jarden Corp.*	31,509	1,799,794
KB Home	3,690	45,498
La-Z-Boy, Inc.	1,412	34,481
Lennar Corp., Class A	12,691	620,717
Lennar Corp., Class B	248	9,965

See Notes to Financial Statements.

1331

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

LGI Homes, Inc.*	501	$12,189
Libbey, Inc.	64	1,364
Lifetime Brands, Inc.	506	6,710
M.D.C. Holdings, Inc.	1,140	29,104
M/I Homes, Inc.*	941	20,627
Meritage Homes Corp.*	1,674	56,899
NACCO Industries, Inc., Class A	187	7,891
New Home Co., Inc.*	357	4,627
NVR, Inc.*	125	205,375
PulteGroup, Inc.	16,454	293,210
Skullcandy, Inc.*	687	3,250
Taylor Morrison Home Corp., Class A*	1,464	23,424
Toll Brothers, Inc.*	5,175	172,328
TRI Pointe Group, Inc.*	84,907	1,075,772
Tupperware Brands Corp.	128	7,123
Universal Electronics, Inc.*	118	6,059
WCI Communities, Inc.*	708	15,774
Whirlpool Corp.	3,633	533,579
William Lyon Homes, Class A*	746	12,309
ZAGG, Inc.*	119	1,302

		5,616,490

Internet & Catalog Retail (0.1%)
EVINE Live, Inc.*	2,281	4,060
Expedia, Inc.	1	84
FTD Cos., Inc.*	817	21,381
Lands’ End, Inc.*	629	14,744
Liberty TripAdvisor Holdings, Inc., Class A*	2,390	72,513
Shutterfly, Inc.*	568	25,310

		138,092

Leisure Products (0.3%)
Arctic Cat, Inc.	373	6,110
Black Diamond, Inc.*	1,004	4,437
Brunswick Corp.	7,001	353,620
Callaway Golf Co.	3,504	33,008
Escalade, Inc.	341	4,518
JAKKS Pacific, Inc.*	777	6,185
Johnson Outdoors, Inc., Class A	230	5,035
Performance Sports Group Ltd.*	1,946	18,740
Vista Outdoor, Inc.*	2,504	111,453

		543,106

Media (1.8%)
AMC Entertainment Holdings, Inc., Class A	895	21,480
AMC Networks, Inc., Class A*	4,900	365,932
Cable One, Inc.	157	68,085
Cablevision Systems Corp. – New York Group, Class A	7,824	249,586
Carmike Cinemas, Inc.*	1,038	23,812
Central European Media Enterprises Ltd., Class A*	972	2,615
Clear Channel Outdoor Holdings, Inc., Class A*	1,003	5,607
Crown Media Holdings, Inc., Class A*	198	1,111
Cumulus Media, Inc., Class A*	6,556	2,164
Daily Journal Corp.*	49	9,898

DreamWorks Animation SKG, Inc., Class A*	3,423	88,211
Entercom Communications Corp., Class A*	1,168	13,117
Entravision Communications Corp., Class A	173	1,334
Eros International plc*	1,269	11,611
EW Scripps Co., Class A	949	18,031
Gannett Co., Inc.	5,114	83,307
Harte-Hanks, Inc.	2,226	7,212
Hemisphere Media Group, Inc.*	467	6,888
John Wiley & Sons, Inc., Class A	2,103	94,698
Journal Media Group, Inc.	1,051	12,633
Liberty Broadband Corp.*	4,173	216,165
MDC Partners, Inc., Class A	1,455	31,603
Media General, Inc.*	4,320	69,768
Meredith Corp.	1,667	72,098
National CineMedia, Inc.	2,148	33,745
New Media Investment Group, Inc.	2,003	38,978
New York Times Co., Class A	33,712	452,415
Reading International, Inc., Class A*	615	8,063
Rentrak Corp.*	55	2,614
Saga Communications, Inc., Class A	167	6,421
Scholastic Corp.	1,207	46,542
SFX Entertainment, Inc.*	1,176	223
Sizmek, Inc.*	996	3,635
TEGNA, Inc.	40,595	1,035,984
Time, Inc.	4,920	77,096
Townsquare Media, Inc., Class A*	302	3,612
Tribune Media Co., Class A	3,642	123,136
Tribune Publishing Co.	389	3,587

		3,313,017

Multiline Retail (1.1%)
Burlington Stores, Inc.*	358	15,358
Dillard’s, Inc., Class A	842	55,328
Fred’s, Inc., Class A	1,658	27,141
J.C. Penney Co., Inc.*	13,754	91,602
Sears Holdings Corp.*	83,488	1,716,513
Tuesday Morning Corp.*	313	2,035

		1,907,977

Specialty Retail (1.6%)
Aaron’s, Inc.	24,485	548,219
Abercrombie & Fitch Co., Class A	3,121	84,267
American Eagle Outfitters, Inc.	6,632	102,796
America’s Car-Mart, Inc.*	312	8,327
Ascena Retail Group, Inc.*	6,326	62,311
Barnes & Noble Education, Inc.*	1,448	14,408
Barnes & Noble, Inc.	2,292	19,963
bebe stores, Inc.	1,383	781
Big 5 Sporting Goods Corp.	838	8,372
Build-A-Bear Workshop, Inc.*	604	7,393
Cabela’s, Inc.*	2,068	96,638
Caleres, Inc.	1,802	48,330
Cato Corp., Class A	974	35,863
Children’s Place, Inc.	688	37,978
Christopher & Banks Corp.*	1,664	2,746
Citi Trends, Inc.	678	14,407

See Notes to Financial Statements.

1332

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Conn’s, Inc.*	1,077	$25,277
CST Brands, Inc.	622	24,345
Destination XL Group, Inc.*	1,279	7,060
Dick’s Sporting Goods, Inc.	1,299	45,920
DSW, Inc., Class A	3,116	74,348
Express, Inc.*	387	6,687
Finish Line, Inc., Class A	1,496	27,048
Foot Locker, Inc.	854	55,587
GameStop Corp., Class A	4,814	134,984
Genesco, Inc.*	1,086	61,717
Group 1 Automotive, Inc.	833	63,058
Guess?, Inc.	2,784	52,562
Haverty Furniture Cos., Inc.	901	19,317
Lumber Liquidators Holdings, Inc.*	1,250	21,700
MarineMax, Inc.*	572	10,536
Murphy USA, Inc.*	1,923	116,803
Office Depot, Inc.*	20,341	114,723
Penske Automotive Group, Inc.	5,068	214,579
Pep Boys-Manny, Moe & Jack*	2,400	44,184
Rent-A-Center, Inc.	2,389	35,763
Shoe Carnival, Inc.	655	15,196
Sonic Automotive, Inc., Class A	1,493	33,981
Sportsman’s Warehouse Holdings, Inc.*	473	6,102
Stage Stores, Inc.	1,420	12,936
Staples, Inc.	51,331	486,105
Stein Mart, Inc.	1,312	8,830
Systemax, Inc.*	466	4,008
Tilly’s, Inc., Class A*	538	3,567
Vitamin Shoppe, Inc.*	1,264	41,333
West Marine, Inc.*	853	7,242
Zumiez, Inc.*	185	2,797

		2,871,094

Textiles, Apparel & Luxury Goods (0.3%)
Cherokee, Inc.*	40	690
Columbia Sportswear Co.	383	18,675
Crocs, Inc.*	826	8,458
Deckers Outdoor Corp.*	606	28,603
Fossil Group, Inc.*	344	12,577
Iconix Brand Group, Inc.*	2,149	14,678
Movado Group, Inc.	739	19,000
Perry Ellis International, Inc.*	560	10,315
Sequential Brands Group, Inc.*	240	1,898
Steven Madden Ltd.*	15,190	459,042
Unifi, Inc.*	646	18,185
Vera Bradley, Inc.*	977	15,397

		607,518

Total Consumer Discretionary		24,343,924

Consumer Staples (3.8%)
Beverages (0.5%)
Coca-Cola Bottling Co. Consolidated	14	2,555
Craft Brew Alliance, Inc.*	303	2,536
Molson Coors Brewing Co., Class B	8,954	840,960
National Beverage Corp.*	45	2,045

		848,096

Food & Staples Retailing (0.2%)
Andersons, Inc.	1,276	40,360
Fairway Group Holdings Corp.*	614	405
Ingles Markets, Inc., Class A	444	19,572
Rite Aid Corp.*	18,136	142,186
Smart & Final Stores, Inc.*	1,116	20,322
SpartanNash Co.	1,693	36,637
SUPERVALU, Inc.*	11,825	80,173
United Natural Foods, Inc.*	183	7,203
Village Super Market, Inc., Class A	311	8,195
Weis Markets, Inc.	483	21,397

		376,450

Food Products (2.3%)
Alico, Inc.	158	6,113
Amplify Snack Brands, Inc.*	345	3,974
Arcadia Biosciences, Inc.*	220	669
B&G Foods, Inc.	18,516	648,430
Blue Buffalo Pet Products, Inc.*	543	10,160
Boulder Brands, Inc.*	247	2,712
Darling Ingredients, Inc.*	7,465	78,532
Dean Foods Co.	2,292	39,308
Diamond Foods, Inc.*	64	2,467
Flowers Foods, Inc.	34,223	735,452
Fresh Del Monte Produce, Inc.	1,507	58,592
Ingredion, Inc.	2,825	270,748
John B. Sanfilippo & Son, Inc.	286	15,453
Lancaster Colony Corp.	288	33,252
Landec Corp.*	990	11,712
Omega Protein Corp.*	999	22,178
Pilgrim’s Pride Corp.	2,577	56,926
Pinnacle Foods, Inc.	18,635	791,242
Post Holdings, Inc.*	17,597	1,085,735
Sanderson Farms, Inc.	1,018	78,915
Seaboard Corp.*	11	31,842
Seneca Foods Corp., Class A*	369	10,694
Snyder’s-Lance, Inc.	2,197	75,357
Tootsie Roll Industries, Inc.	545	17,217
TreeHouse Foods, Inc.*	1,937	151,977

		4,239,657

Household Products (0.2%)
Central Garden & Pet Co., Class A*	1,738	23,637
Energizer Holdings, Inc.	5,462	186,036
HRG Group, Inc.*	1,960	26,577
Oil-Dri Corp. of America	206	7,587
Orchids Paper Products Co.	299	9,245

		253,082

Personal Products (0.6%)
Avon Products, Inc.	19,586	79,323
Coty, Inc., Class A	19,285	494,275
Edgewell Personal Care Co.	5,452	427,273
Elizabeth Arden, Inc.*	1,211	11,989
Herbalife Ltd.*	479	25,684
Inter Parfums, Inc.	465	11,076
Nature’s Sunshine Products, Inc.	508	5,141
Nu Skin Enterprises, Inc., Class A	2,089	79,152
Nutraceutical International Corp.*	378	9,760
Revlon, Inc., Class A*	392	10,913
Synutra International, Inc.*	136	641

		1,155,227

See Notes to Financial Statements.

1333

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Tobacco (0.0%)
Universal Corp.	1,020	$57,201

Total Consumer Staples		6,929,713

Energy (3.8%)
Energy Equipment & Services (1.0%)
Archrock, Inc.	3,135	23,575
Atwood Oceanics, Inc.	2,929	29,964
Basic Energy Services, Inc.*	1,978	5,301
Bristow Group, Inc.	1,581	40,948
C&J Energy Services Ltd.*	2,528	12,033
CARBO Ceramics, Inc.	881	15,153
Diamond Offshore Drilling, Inc.	2,903	61,253
Dril-Quip, Inc.*	1,770	104,837
Ensco plc, Class A	10,468	161,103
Era Group, Inc.*	904	10,080
Exterran Corp.*	1,568	25,158
Fairmount Santrol Holdings, Inc.*	316	743
Forum Energy Technologies, Inc.*	2,680	33,393
Frank’s International N.V.	1,557	25,986
Geospace Technologies Corp.*	610	8,583
Gulfmark Offshore, Inc., Class A*	1,179	5,506
Helix Energy Solutions Group, Inc.*	4,789	25,190
Helmerich & Payne, Inc.	2,600	139,230
Hornbeck Offshore Services, Inc.*	1,435	14,264
Independence Contract Drilling, Inc.*	764	3,858
ION Geophysical Corp.*	5,697	2,866
Key Energy Services, Inc.*	6,164	2,972
Matrix Service Co.*	1,231	25,285
McDermott International, Inc.*	10,729	35,942
Nabors Industries Ltd.	14,736	125,403
Natural Gas Services Group, Inc.*	583	13,001
Newpark Resources, Inc.*	3,809	20,112
Noble Corp. plc	10,922	115,227
Nordic American Offshore Ltd.	881	4,643
North Atlantic Drilling Ltd.*	373	917
Oceaneering International, Inc.	3,688	138,374
Oil States International, Inc.*	2,333	63,574
Parker Drilling Co.*	5,700	10,374
Patterson-UTI Energy, Inc.	6,624	99,890
PHI, Inc. (Non-Voting)*	513	8,418
Pioneer Energy Services Corp.*	2,981	6,469
Rowan Cos., plc, Class A	5,639	95,581
RPC, Inc.	2,260	27,007
SEACOR Holdings, Inc.*	831	43,677
Seadrill Ltd.*	16,882	57,230
Seventy Seven Energy, Inc.*	2,603	2,733
Solar Cayman Ltd.(b)*§†	50,828	10,166
Superior Energy Services, Inc.	6,681	89,993
Tesco Corp.	1,802	13,046
TETRA Technologies, Inc.*	3,527	26,523
Tidewater, Inc.	2,118	14,741
Unit Corp.*	2,294	27,987

		1,828,309

Oil, Gas & Consumable Fuels (2.8%)
Abraxas Petroleum Corp.*	4,606	4,882
Adams Resources & Energy, Inc.	106	4,070
Alon USA Energy, Inc.	1,394	20,687
Approach Resources, Inc.*	1,767	3,251
Ardmore Shipping Corp.	860	10,939
Bill Barrett Corp.*	2,417	9,499
Bonanza Creek Energy, Inc.*	2,343	12,348
California Resources Corp.	14,297	33,312
Callon Petroleum Co.*	3,559	29,682
Carrizo Oil & Gas, Inc.*	14,784	437,311
Cimarex Energy Co.	13,020	1,163,728
Clayton Williams Energy, Inc.*	286	8,457
Clean Energy Fuels Corp.*	3,294	11,858
Cloud Peak Energy, Inc.*	2,832	5,891
Cobalt International Energy, Inc.*	16,681	90,077
CONSOL Energy, Inc.	10,358	81,828
Contango Oil & Gas Co.*	896	5,743
CVR Energy, Inc.	449	17,668
Delek U.S. Holdings, Inc.	1,160	28,536
Denbury Resources, Inc.	15,867	32,051
DHT Holdings, Inc.	4,179	33,808
Diamondback Energy, Inc.*	2,994	200,299
Dorian LPG Ltd.*	1,166	13,724
Earthstone Energy, Inc.*	107	1,424
Eclipse Resources Corp.*	2,388	4,346
Energen Corp.	7,764	318,246
Energy Fuels, Inc.*	871	2,569
Energy XXI Ltd.	4,553	4,599
EP Energy Corp., Class A*	1,679	7,354
EQT Corp.	4,834	251,996
Erin Energy Corp.*	667	2,134
EXCO Resources, Inc.*	6,791	8,421
Frontline Ltd.	10,365	30,991
GasLog Ltd.	1,875	15,563
Gastar Exploration, Inc.*	3,932	5,151
Gener8 Maritime, Inc.*	597	5,642
Golar LNG Ltd.	4,049	63,934
Green Plains, Inc.	1,709	39,136
Gulfport Energy Corp.*	4,882	119,951
Halcon Resources Corp.*	3,467	4,368
Hallador Energy Co.	523	2,385
Jones Energy, Inc., Class A*	1,357	5,224
Kosmos Energy Ltd.*	7,332	38,126
Laredo Petroleum, Inc.*	5,682	45,399
Matador Resources Co.*	1,396	27,599
Navios Maritime Acquisition Corp.	3,794	11,420
Newfield Exploration Co.*	7,342	239,056
Nordic American Tankers Ltd.	4,011	62,331
Northern Oil and Gas, Inc.*	2,912	11,240
Oasis Petroleum, Inc.*	6,330	46,652
Pacific Ethanol, Inc.*	1,516	7,246
Panhandle Oil and Gas, Inc., Class A	472	7,628
Par Pacific Holdings, Inc.*	79	1,860
Parsley Energy, Inc., Class A*	2,678	49,409
PBF Energy, Inc., Class A	4,349	160,087
PDC Energy, Inc.*	1,829	97,632
Peabody Energy Corp.	855	6,566
Penn Virginia Corp.*	3,356	1,008
QEP Resources, Inc.	7,946	106,476
Renewable Energy Group, Inc.*	2,027	18,831
REX American Resources Corp.*	243	13,139
Rex Energy Corp.*	2,330	2,447

See Notes to Financial Statements.

1334

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Rice Energy, Inc.*	23,000	$250,700
Ring Energy, Inc.*	1,066	7,515
RSP Permian, Inc.*	2,937	71,633
Sanchez Energy Corp.*	2,505	10,797
SandRidge Energy, Inc.*	20,633	4,127
Scorpio Tankers, Inc.	8,077	64,778
Ship Finance International Ltd.	2,652	43,944
SM Energy Co.	3,074	60,435
Stone Energy Corp.*	2,471	10,601
Synergy Resources Corp.*	4,302	36,653
Targa Resources Corp.	1,300	35,178
Teekay Corp.	1,282	12,653
Teekay Tankers Ltd., Class A	4,198	28,882
TransAtlantic Petroleum Ltd.*	1,327	1,845
Triangle Petroleum Corp.*	2,317	1,784
Ultra Petroleum Corp.*	3,713	9,283
W&T Offshore, Inc.*	1,760	4,066
Westmoreland Coal Co.*	831	4,886
Whiting Petroleum Corp.*	9,269	87,499
World Fuel Services Corp.	2,672	102,765
WPX Energy, Inc.*	10,414	59,776

		5,017,035

Total Energy		6,845,344

Financials (33.5%)
Banks (8.7%)
1st Source Corp.	729	22,504
Access National Corp.	312	6,384
American National Bankshares, Inc.	360	9,220
Ameris Bancorp	1,447	49,184
Ames National Corp.	410	9,959
Arrow Financial Corp.	469	12,743
Associated Banc-Corp	6,914	129,637
Banc of California, Inc.	1,658	24,240
BancFirst Corp.	322	18,876
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,366	35,420
Bancorp, Inc.*	1,558	9,924
BancorpSouth, Inc.	4,367	104,764
Bank of Hawaii Corp.	8,590	540,311
Bank of Marin Bancorp/California	278	14,845
BankUnited, Inc.	24,665	889,420
Banner Corp.	940	43,108
Bar Harbor Bankshares	248	8,536
BBCN Bancorp, Inc.	3,595	61,906
Berkshire Hills Bancorp, Inc.	1,347	39,211
Blue Hills Bancorp, Inc.	1,241	19,000
BNC Bancorp	1,110	28,172
BOK Financial Corp.	8,926	533,686
Boston Private Financial Holdings, Inc.	3,746	42,480
Bridge Bancorp, Inc.	612	18,623
Bryn Mawr Bank Corp.	814	23,378
BSB Bancorp, Inc./Massachusetts*	366	8,561
C1 Financial, Inc.*	271	6,561
Camden National Corp.	312	13,756
Capital Bank Financial Corp., Class A	987	31,564
Capital City Bank Group, Inc.	441	6,769
Cardinal Financial Corp.	1,353	30,781
Cascade Bancorp*	1,408	8,547
Cathay General Bancorp	3,610	113,101
CenterState Banks, Inc.	2,088	32,677
Central Pacific Financial Corp.	1,052	23,165
Century Bancorp, Inc./Massachusetts, Class A	149	6,476
Chemical Financial Corp.	1,512	51,816
Citizens & Northern Corp.	507	10,647
Citizens Financial Group, Inc.	17,617	461,389
City Holding Co.	680	31,035
CNB Financial Corp./Pennsylvania	606	10,926
CoBiz Financial, Inc.	1,607	21,566
Columbia Banking System, Inc.	2,603	84,624
Commerce Bancshares, Inc./Missouri	3,886	165,310
Community Bank System, Inc.	1,876	74,927
Community Trust Bancorp, Inc.	692	24,192
CommunityOne Bancorp*	511	6,883
ConnectOne Bancorp, Inc.	1,380	25,792
CU Bancorp*	772	19,578
Cullen/Frost Bankers, Inc.	2,408	144,480
Customers Bancorp, Inc.*	1,213	33,018
CVB Financial Corp.	4,780	80,878
Eagle Bancorp, Inc.*	334	16,857
East West Bancorp, Inc.	10,325	429,107
Enterprise Bancorp, Inc./Massachusetts	364	8,317
Enterprise Financial Services Corp.	885	25,090
F.N.B. Corp./Pennsylvania	7,911	105,533
Farmers Capital Bank Corp.*	324	8,784
FCB Financial Holdings, Inc., Class A*	1,263	45,203
Fidelity Southern Corp.	776	17,313
Financial Institutions, Inc.	597	16,716
First Bancorp, Inc./Maine	428	8,761
First Bancorp/North Carolina	913	17,110
First BanCorp/Puerto Rico*	5,285	17,176
First Busey Corp.	1,056	21,785
First Business Financial Services, Inc.	406	10,154
First Citizens BancShares, Inc./North Carolina, Class A	347	89,585
First Commonwealth Financial Corp.	4,040	36,643
First Community Bancshares, Inc./Virginia	777	14,476
First Connecticut Bancorp, Inc./Connecticut	780	13,580
First Financial Bancorp	2,765	49,964
First Financial Bankshares, Inc.	1,205	36,355
First Financial Corp./Indiana	480	16,306
First Horizon National Corp.	39,723	576,778
First Interstate BancSystem, Inc., Class A	891	25,901
First Merchants Corp.	1,708	43,417
First Midwest Bancorp, Inc./Illinois	3,522	64,910
First NBC Bank Holding Co.*	709	26,510
First Niagara Financial Group, Inc.	16,018	173,795
First of Long Island Corp.	524	15,720

See Notes to Financial Statements.

1335

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

First Republic Bank/California	20,974	$1,385,542
FirstMerit Corp.	7,501	139,894
Flushing Financial Corp.	1,312	28,392
Franklin Financial Network, Inc.*	255	8,002
Fulton Financial Corp.	8,025	104,405
German American Bancorp, Inc.	616	20,525
Glacier Bancorp, Inc.	3,410	90,467
Great Southern Bancorp, Inc.	473	21,408
Great Western Bancorp, Inc.	1,862	54,035
Green Bancorp, Inc.*	460	4,821
Guaranty Bancorp	653	10,801
Hampton Roads Bankshares, Inc.*	1,460	2,686
Hancock Holding Co.	3,515	88,473
Hanmi Financial Corp.	1,425	33,801
Heartland Financial USA, Inc.	813	25,496
Heritage Commerce Corp.	974	11,649
Heritage Financial Corp./Washington	1,369	25,792
Heritage Oaks Bancorp	1,029	8,242
Hilltop Holdings, Inc.*	2,219	42,649
Home BancShares, Inc./Arkansas	475	19,247
HomeTrust Bancshares, Inc.*	881	17,840
Horizon Bancorp/Indiana	502	14,036
Huntington Bancshares, Inc./Ohio	36,400	402,584
IBERIABANK Corp.	1,729	95,216
Independent Bank Corp./Massachusetts	1,177	54,754
Independent Bank Corp./Michigan	989	15,062
Independent Bank Group, Inc.	429	13,728
International Bancshares Corp.	2,436	62,605
Investors Bancorp, Inc.	15,483	192,609
Lakeland Bancorp, Inc.	1,664	19,619
Lakeland Financial Corp.	748	34,872
LegacyTexas Financial Group, Inc.	2,145	53,668
Live Oak Bancshares, Inc.	135	1,917
MainSource Financial Group, Inc.	977	22,354
MB Financial, Inc.	3,392	109,799
Mercantile Bank Corp.	794	19,485
Merchants Bancshares, Inc./Vermont	197	6,204
Metro Bancorp, Inc.	555	17,416
MidWestOne Financial Group, Inc.	327	9,944
National Bank Holdings Corp., Class A	1,359	29,042
National Bankshares, Inc./Virginia	285	10,129
National Commerce Corp.*	276	6,914
National Penn Bancshares, Inc.	45,520	561,262
NBT Bancorp, Inc.	1,969	54,896
NewBridge Bancorp	1,647	20,060
OFG Bancorp	1,973	14,442
Old National Bancorp/Indiana	5,297	71,827
Old Second Bancorp, Inc.*	1,419	11,125
Opus Bank	468	17,302
Pacific Continental Corp.	839	12,484
Pacific Premier Bancorp, Inc.*	1,005	21,356
PacWest Bancorp	5,037	217,095
Park National Corp.	587	53,112
Park Sterling Corp.	2,140	15,665
Peapack-Gladstone Financial Corp.	702	14,475
Penns Woods Bancorp, Inc.	200	8,492
Peoples Bancorp, Inc./Ohio	819	15,430
Peoples Financial Services Corp.	330	12,566
People’s United Financial, Inc.	13,740	221,901
People’s Utah Bancorp	162	2,788
Pinnacle Financial Partners, Inc.	1,497	76,886
Popular, Inc.	24,817	703,314
Preferred Bank/California	503	16,609
PrivateBancorp, Inc.	3,551	145,662
Prosperity Bancshares, Inc.	3,171	151,764
QCR Holdings, Inc.	522	12,679
Renasant Corp.	1,684	57,946
Republic Bancorp, Inc./Kentucky, Class A	411	10,855
S&T Bancorp, Inc.	1,553	47,863
Sandy Spring Bancorp, Inc.	1,097	29,575
Seacoast Banking Corp. of Florida*	1,052	15,759
ServisFirst Bancshares, Inc.	1,029	48,908
Sierra Bancorp	554	9,778
Signature Bank/New York*	3,544	543,543
Simmons First National Corp., Class A	1,355	69,593
South State Corp.	1,039	74,756
Southside Bancshares, Inc.	1,137	27,311
Southwest Bancorp, Inc./Oklahoma	875	15,295
State Bank Financial Corp.	1,604	33,732
Sterling Bancorp/Delaware	5,434	88,139
Stock Yards Bancorp, Inc.	655	24,752
Stonegate Bank	525	17,251
Suffolk Bancorp	547	15,507
Sun Bancorp, Inc./New Jersey*	414	8,545
SVB Financial Group*	862	102,492
Synovus Financial Corp.	6,006	194,474
Talmer Bancorp, Inc., Class A	2,217	40,150
TCF Financial Corp.	7,692	108,611
Texas Capital Bancshares, Inc.*	1,922	94,985
Tompkins Financial Corp.	678	38,076
Towne Bank/Virginia	2,065	43,097
TriCo Bancshares	1,018	27,934
TriState Capital Holdings, Inc.*	996	13,934
Triumph Bancorp, Inc.*	668	11,022
Trustmark Corp.	3,055	70,387
UMB Financial Corp.	1,776	82,673
Umpqua Holdings Corp.	9,983	158,730
Union Bankshares Corp.	2,026	51,136
United Bankshares, Inc./West Virginia	3,135	115,964
United Community Banks, Inc./Georgia	2,361	46,016
Univest Corp. of Pennsylvania	858	17,898
Valley National Bancorp	10,627	104,676
Washington Trust Bancorp, Inc.	658	26,004
Webster Financial Corp.	4,114	153,000
WesBanco, Inc.	1,731	51,965
West Bancorp, Inc.	687	13,568
Westamerica Bancorp	1,149	53,716
Western Alliance Bancorp*	15,285	548,120

See Notes to Financial Statements.

1336

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Wilshire Bancorp, Inc.	3,192	$36,868
Wintrust Financial Corp.	2,125	103,105
Yadkin Financial Corp.	1,155	29,071
Zions Bancorp	9,162	250,123

		15,672,615

Capital Markets (1.0%)
Actua Corp.*	1,804	20,656
Arlington Asset Investment Corp., Class A	1,055	13,958
Calamos Asset Management, Inc., Class A	819	7,928
Cowen Group, Inc., Class A*	4,710	18,039
E*TRADE Financial Corp.*	13,070	387,395
Houlihan Lokey, Inc.	394	10,327
INTL FCStone, Inc.*	514	17,198
Investment Technology Group, Inc.	1,334	22,705
Janus Capital Group, Inc.	6,066	85,470
KCG Holdings, Inc., Class A*	1,215	14,957
Ladenburg Thalmann Financial Services, Inc.*	4,313	11,904
Legg Mason, Inc.	2,964	116,278
Moelis & Co., Class A	8,506	248,205
Oppenheimer Holdings, Inc., Class A	438	7,612
Piper Jaffray Cos.*	679	27,432
Raymond James Financial, Inc.	11,000	637,670
RCS Capital Corp., Class A*	2,296	699
Safeguard Scientifics, Inc.*	873	12,667
Stifel Financial Corp.*	3,064	129,791
Virtus Investment Partners, Inc.	288	33,828
Waddell & Reed Financial, Inc., Class A	240	6,878
Walter Investment Management Corp.*	1,684	23,946

		1,855,543

Consumer Finance (0.7%)
Cash America International, Inc.	1,140	34,143
Emergent Capital, Inc.*	281,000	1,036,890
Encore Capital Group, Inc.*	983	28,586
Enova International, Inc.*	158	1,044
EZCORP, Inc., Class A*	2,400	11,976
First Cash Financial Services, Inc.*	103	3,855
Green Dot Corp., Class A*	2,066	33,924
JG Wentworth Co., Class A*	682	1,228
Nelnet, Inc., Class A	1,061	35,618
OneMain Holdings, Inc.*	2,351	97,660
Regional Management Corp.*	461	7,132
SLM Corp.*	1,562	10,184
World Acceptance Corp.*	127	4,712

		1,306,952

Diversified Financial Services (0.2%)
FNFV Group*	3,609	40,529
GAIN Capital Holdings, Inc.	1,275	10,340
Marlin Business Services Corp.	406	6,520
Nasdaq, Inc.	5,194	302,135
NewStar Financial, Inc.*	1,101	9,887
PICO Holdings, Inc.*	1,071	11,053
Resource America, Inc., Class A	683	4,187
Tiptree Financial, Inc., Class A	1,357	8,332

		392,983

Insurance (10.2%)
Alleghany Corp.*	725	346,499
Allied World Assurance Co. Holdings AG	4,318	160,586
Ambac Financial Group, Inc.*	1,787	25,179
American Equity Investment Life Holding Co.	3,583	86,099
American Financial Group, Inc./Ohio	3,054	220,132
American National Insurance Co.	320	32,726
AMERISAFE, Inc.	852	43,367
AmTrust Financial Services, Inc.	1,724	106,164
Arch Capital Group Ltd.*	12,116	845,091
Argo Group International Holdings Ltd.	1,259	75,339
Arthur J. Gallagher & Co.	3,382	138,459
Aspen Insurance Holdings Ltd.	2,798	135,143
Assurant, Inc.	3,054	245,969
Assured Guaranty Ltd.	6,400	169,152
Atlas Financial Holdings, Inc.*	253	5,035
Axis Capital Holdings Ltd.	4,537	255,070
Baldwin & Lyons, Inc., Class B	443	10,645
Brown & Brown, Inc.	35,885	1,151,909
Citizens, Inc./Texas*	2,211	16,428
CNO Financial Group, Inc.	8,408	160,509
Crawford & Co., Class B	856	4,545
Donegal Group, Inc., Class A	397	5,590
EMC Insurance Group, Inc.	361	9,133
Employers Holdings, Inc.	589	16,080
Endurance Specialty Holdings Ltd.	11,008	704,402
Enstar Group Ltd.*	1,497	224,610
Everest Reinsurance Group Ltd.	1,998	365,814
FBL Financial Group, Inc., Class A	422	26,856
Federated National Holding Co.	652	19,273
Fidelity & Guaranty Life	521	13,218
First American Financial Corp.	60,898	2,186,238
Genworth Financial, Inc., Class A*	22,395	83,533
Global Indemnity plc*	363	10,534
Greenlight Capital Reinsurance Ltd., Class A*	1,314	24,585
Hallmark Financial Services, Inc.*	689	8,054
Hanover Insurance Group, Inc.	2,001	162,761
Hartford Financial Services Group, Inc.	10,701	465,065
HCI Group, Inc.	347	12,093
Heritage Insurance Holdings, Inc.	416	9,077
Horace Mann Educators Corp.	1,845	61,217
Independence Holding Co.	319	4,418
Infinity Property & Casualty Corp.	2,439	200,559
James River Group Holdings Ltd.	501	16,804
Kansas City Life Insurance Co.	136	5,207
Kemper Corp.	1,943	72,377
Maiden Holdings Ltd.	2,001	29,835
Markel Corp.*	526	464,642
MBIA, Inc.*	5,949	38,550
Mercury General Corp.	1,094	50,948

See Notes to Financial Statements.

1337

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

National General Holdings Corp.	1,581	$34,561
National Interstate Corp.	250	6,675
National Western Life Group, Inc., Class A	99	24,942
Navigators Group, Inc.*	4,950	424,661
Old Republic International Corp.	131,213	2,444,498
OneBeacon Insurance Group Ltd., Class A	1,023	12,695
PartnerReinsurance Ltd.	2,153	300,860
Primerica, Inc.	2,215	104,614
ProAssurance Corp.	2,487	120,694
Reinsurance Group of America, Inc.	5,772	493,795
RenaissanceReinsurance Holdings Ltd.	9,088	1,028,671
RLI Corp.	1,953	120,598
Safety Insurance Group, Inc.	664	37,436
Selective Insurance Group, Inc.	2,564	86,099
StanCorp Financial Group, Inc.	1,901	216,486
State Auto Financial Corp.	665	13,692
State National Cos., Inc.	1,302	12,773
Stewart Information Services Corp.	1,039	38,786
Symetra Financial Corp.	3,369	107,033
Third Point Reinsurance Ltd.*	3,565	47,807
Torchmark Corp.	5,685	324,955
United Fire Group, Inc.	904	34,632
United Insurance Holdings Corp.	787	13,458
Validus Holdings Ltd.	3,816	176,643
W. R. Berkley Corp.	4,325	236,794
White Mountains Insurance Group Ltd.	261	189,697
Willis Group Holdings plc	41,565	2,018,812
XL Group plc	8,988	352,150

		18,550,036

Real Estate Investment Trusts (REITs) (9.7%)
Acadia Realty Trust (REIT)	3,114	103,229
AG Mortgage Investment Trust, Inc. (REIT)	1,319	16,936
Agree Realty Corp. (REIT)	908	30,863
Alexander’s, Inc. (REIT)	5	1,921
Alexandria Real Estate Equities, Inc. (REIT)	3,254	294,031
Altisource Residential Corp. (REIT)	2,582	32,043
American Assets Trust, Inc. (REIT)	181	6,941
American Campus Communities, Inc. (REIT)	5,002	206,783
American Capital Mortgage Investment Corp. (REIT)	2,371	33,099
American Homes 4 Rent (REIT), Class A	7,549	125,766
American Residential Properties, Inc. (REIT)	1,508	28,501
Anworth Mortgage Asset Corp. (REIT)	4,659	20,267
Apartment Investment & Management Co. (REIT), Class A	7,065	282,812
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,689	46,331
Apollo Residential Mortgage, Inc. (REIT)	1,491	17,817
Apple Hospitality REIT, Inc. (REIT)	7,904	157,843
Ares Commercial Real Estate Corp. (REIT)	1,322	15,124
Armada Hoffler Properties, Inc. (REIT)	1,238	12,974
ARMOUR Residential REIT, Inc. (REIT)	1,857	40,400
Ashford Hospitality Prime, Inc. (REIT)	1,307	18,951
Ashford Hospitality Trust, Inc. (REIT)	3,851	24,300
BioMed Realty Trust, Inc. (REIT)	9,219	218,398
Bluerock Residential Growth REIT, Inc. (REIT)	876	10,381
Brandywine Realty Trust (REIT)	8,135	111,124
Brixmor Property Group, Inc. (REIT)	7,694	198,659
Camden Property Trust (REIT)	3,929	301,590
Campus Crest Communities, Inc. (REIT)*	3,035	20,638
Capstead Mortgage Corp. (REIT)	4,408	38,526
CatchMark Timber Trust, Inc. (REIT), Class A	1,800	20,358
CBL & Associates Properties, Inc. (REIT)	7,548	93,369
Cedar Realty Trust, Inc. (REIT)	3,776	26,734
Chatham Lodging Trust (REIT)	1,739	35,615
Chesapeake Lodging Trust (REIT)	2,707	68,108
Chimera Investment Corp. (REIT)	8,816	120,250
Colony Capital, Inc. (REIT), Class A	13,175	256,649
Columbia Property Trust, Inc. (REIT)	4,947	116,156
Communications Sales & Leasing, Inc. (REIT)	5,462	102,085
CorEnergy Infrastructure Trust, Inc. (REIT)	552	8,189
Corporate Office Properties Trust (REIT)	4,278	93,389
Corrections Corp. of America (REIT)	13,880	367,681
Cousins Properties, Inc. (REIT)	9,794	92,357
CubeSmart (REIT)	1,638	50,156
CyrusOne, Inc. (REIT)	220	8,239
CYS Investments, Inc. (REIT)	7,332	52,277
DCT Industrial Trust, Inc. (REIT)	4,040	150,975
DDR Corp. (REIT)	13,677	230,321
DiamondRock Hospitality Co. (REIT)	9,119	87,998
Douglas Emmett, Inc. (REIT)	6,587	205,383
Duke Realty Corp. (REIT)	15,491	325,621
DuPont Fabros Technology, Inc. (REIT)	1,861	59,161
Dynex Capital, Inc. (REIT)	2,438	15,481
EastGroup Properties, Inc. (REIT)	1,173	65,231

See Notes to Financial Statements.

1338

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Education Realty Trust, Inc. (REIT)	2,511	$95,117
Empire State Realty Trust, Inc. (REIT), Class A	2,754	49,765
EPR Properties (REIT)	2,590	151,386
Equity Commonwealth (REIT)*	5,873	162,858
Equity One, Inc. (REIT)	3,031	82,292
Federal Realty Investment Trust (REIT)	5,500	803,550
FelCor Lodging Trust, Inc. (REIT)	6,454	47,114
First Industrial Realty Trust, Inc. (REIT)	4,984	110,296
First Potomac Realty Trust (REIT)	2,605	29,697
Franklin Street Properties Corp. (REIT)	4,026	41,669
Gaming and Leisure Properties, Inc. (REIT)	3,458	96,132
Geo Group, Inc. (REIT)	3,370	97,427
Getty Realty Corp. (REIT)	1,122	19,242
Gladstone Commercial Corp. (REIT)	864	12,606
Government Properties Income Trust (REIT)	3,198	50,752
Gramercy Property Trust (REIT)	18,974	146,476
Great Ajax Corp. (REIT)	247	2,994
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,631	30,859
Hatteras Financial Corp. (REIT)	4,414	58,044
Healthcare Realty Trust, Inc. (REIT)	4,545	128,714
Healthcare Trust of America, Inc. (REIT), Class A	5,125	138,221
Hersha Hospitality Trust (REIT)	2,216	48,220
Highwoods Properties, Inc. (REIT)	15,069	657,008
Hospitality Properties Trust (REIT)	6,736	176,146
Hudson Pacific Properties, Inc. (REIT)	3,377	95,029
Independence Realty Trust, Inc. (REIT)	1,430	10,739
InfraREIT, Inc. (REIT)	982	18,167
Inland Real Estate Corp. (REIT)	2,706	28,738
Invesco Mortgage Capital, Inc. (REIT)	5,631	69,768
Investors Real Estate Trust (REIT)	5,544	38,531
Iron Mountain, Inc. (REIT)	5,777	156,037
iStar, Inc. (REIT)*	50,148	588,236
Kilroy Realty Corp. (REIT)	3,982	251,981
Kite Realty Group Trust (REIT)	3,787	98,197
Ladder Capital Corp. (REIT)	1,688	20,965
LaSalle Hotel Properties (REIT)	5,119	128,794
Lexington Realty Trust (REIT)	9,302	74,416
Liberty Property Trust (REIT)	6,747	209,494
LTC Properties, Inc. (REIT)	1,516	65,400
Mack-Cali Realty Corp. (REIT)	4,007	93,563
Medical Properties Trust, Inc. (REIT)	10,535	121,258
MFA Financial, Inc. (REIT)	16,864	111,302
Mid-America Apartment Communities, Inc. (REIT)	7,764	705,049
Monmouth Real Estate Investment Corp. (REIT)	2,769	28,964
Monogram Residential Trust, Inc. (REIT)	7,555	73,737
National Health Investors, Inc. (REIT)	1,133	68,966
National Retail Properties, Inc. (REIT)	5,982	239,579
National Storage Affiliates Trust (REIT)	81	1,388
New Residential Investment Corp. (REIT)	10,344	125,783
New Senior Investment Group, Inc. (REIT)	3,939	38,839
New York Mortgage Trust, Inc. (REIT)	5,095	27,156
New York REIT, Inc. (REIT)	7,393	85,019
NexPoint Residential Trust, Inc. (REIT)	877	11,480
NorthStar Realty Europe Corp. (REIT)	2,739	32,348
NorthStar Realty Finance Corp. (REIT)	8,219	139,961
Omega Healthcare Investors, Inc. (REIT)	5,995	209,705
One Liberty Properties, Inc. (REIT)	518	11,116
Orchid Island Capital, Inc. (REIT)	1,017	10,099
Outfront Media, Inc. (REIT)	6,248	136,394
Paramount Group, Inc. (REIT)	8,088	146,393
Parkway Properties, Inc. (REIT)	3,825	59,785
Pebblebrook Hotel Trust (REIT)	3,250	91,065
Pennsylvania Real Estate Investment Trust (REIT)	3,095	67,688
PennyMac Mortgage Investment Trust (REIT)‡	2,677	40,851
Physicians Realty Trust (REIT)	31,317	528,005
Piedmont Office Realty Trust, Inc. (REIT), Class A	6,753	127,497
Plum Creek Timber Co., Inc. (REIT)	4,702	224,379
Post Properties, Inc. (REIT)	1,652	97,732
Potlatch Corp. (REIT)	510	15,422
Preferred Apartment Communities, Inc. (REIT), Class A	996	13,028
PS Business Parks, Inc. (REIT)	796	69,594
QTS Realty Trust, Inc. (REIT), Class A	65	2,932
RAIT Financial Trust (REIT)	4,086	11,032
Ramco-Gershenson Properties Trust (REIT)	3,546	58,899
Rayonier, Inc. (REIT)	5,748	127,606
Redwood Trust, Inc. (REIT)	3,806	50,239
Regency Centers Corp. (REIT)	4,219	287,398
Resource Capital Corp. (REIT)	1,527	19,485
Retail Opportunity Investments Corp. (REIT)	27,917	499,714
Retail Properties of America, Inc. (REIT), Class A	10,690	157,891

See Notes to Financial Statements.

1339

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Rexford Industrial Realty, Inc. (REIT)	2,563	$41,931
RLJ Lodging Trust (REIT)	3,803	82,259
Rouse Properties, Inc. (REIT)	1,635	23,806
Sabra Health Care REIT, Inc. (REIT)	2,533	51,243
Saul Centers, Inc. (REIT)	51	2,615
Select Income REIT (REIT)	2,822	55,932
Senior Housing Properties Trust (REIT)	10,635	157,823
Silver Bay Realty Trust Corp. (REIT)	1,637	25,635
Sovran Self Storage, Inc. (REIT)	208	22,320
Spirit Realty Capital, Inc. (REIT)	20,029	200,691
STAG Industrial, Inc. (REIT)	2,940	54,243
Starwood Property Trust, Inc. (REIT)	10,602	217,977
STORE Capital Corp. (REIT)	1,749	40,577
Summit Hotel Properties, Inc. (REIT)	3,934	47,011
Sun Communities, Inc. (REIT)	1,899	130,138
Sunstone Hotel Investors, Inc. (REIT)	9,448	118,006
Taubman Centers, Inc. (REIT)	1,733	132,956
Terreno Realty Corp. (REIT)	1,945	43,996
Two Harbors Investment Corp. (REIT)	16,006	129,649
UMH Properties, Inc. (REIT)	986	9,978
United Development Funding IV (REIT)	1,419	15,609
Urstadt Biddle Properties, Inc. (REIT), Class A	867	16,681
Washington Real Estate Investment Trust (REIT)	3,085	83,480
Weingarten Realty Investors (REIT)	5,579	192,922
Western Asset Mortgage Capital Corp. (REIT)	1,899	19,408
Whitestone REIT (REIT)	1,121	13,463
WP Carey, Inc. (REIT)	4,666	275,294
WP Glimcher, Inc. (REIT)	8,410	89,230
Xenia Hotels & Resorts, Inc. (REIT)	5,056	77,508

		17,499,830

Real Estate Management & Development (1.7%)
Alexander & Baldwin, Inc.	2,210	78,035
Altisource Asset Management Corp.*	7	120
AV Homes, Inc.*	542	6,943
Consolidated-Tomoka Land Co.	142	7,485
Forest City Enterprises, Inc., Class A*	9,856	216,142
Forestar Group, Inc.*	1,563	17,099
FRP Holdings, Inc.*	294	9,978
Howard Hughes Corp.*	17,975	2,034,051
Jones Lang LaSalle, Inc.	555	88,722
Kennedy-Wilson Holdings, Inc.	3,797	91,432
RE/MAX Holdings, Inc., Class A	540	20,142
Realogy Holdings Corp.*	11,165	409,421
RMR Group, Inc., Class A*	314	4,530
St. Joe Co.*	1,944	35,984
Tejon Ranch Co.*	608	11,643

		3,031,727

Thrifts & Mortgage Finance (1.3%)
Anchor BanCorp Wisconsin, Inc.*	335	14,579
Astoria Financial Corp.	4,076	64,605
Bank Mutual Corp.	2,137	16,669
BankFinancial Corp.	820	10,357
BBX Capital Corp., Class A*	115	1,800
Bear State Financial, Inc.*	582	6,303
Beneficial Bancorp, Inc.*	3,810	50,749
Brookline Bancorp, Inc.	3,173	36,489
Capitol Federal Financial, Inc.	6,356	79,831
Charter Financial Corp./Maryland	794	10,489
Clifton Bancorp, Inc.	1,191	17,079
Dime Community Bancshares, Inc.	1,389	24,294
Essent Group Ltd.*	14,900	326,161
EverBank Financial Corp.	4,423	70,679
Federal Agricultural Mortgage Corp., Class C	468	14,775
First Defiance Financial Corp.	399	15,074
Flagstar Bancorp, Inc.*	956	22,093
Fox Chase Bancorp, Inc.	550	11,159
Hingham Institution for Savings	59	7,068
HomeStreet, Inc.*	707	15,349
Impac Mortgage Holdings, Inc.*	52	936
Kearny Financial Corp.	4,311	54,620
Meridian Bancorp, Inc.	2,137	30,132
Meta Financial Group, Inc.	329	15,111
MGIC Investment Corp.*	8,456	74,666
Nationstar Mortgage Holdings, Inc.*	50,054	669,222
NMI Holdings, Inc., Class A*	2,219	15,023
Northfield Bancorp, Inc.	2,146	34,164
Northwest Bancshares, Inc.	4,490	60,121
OceanFirst Financial Corp.	558	11,177
Ocwen Financial Corp.*	4,838	33,721
Oritani Financial Corp.	1,979	32,653
PennyMac Financial Services, Inc., Class A*‡	302	4,639
PHH Corp.*	2,245	36,369
Provident Financial Services, Inc.	2,952	59,483
Radian Group, Inc.	8,653	115,864
Stonegate Mortgage Corp.*	583	3,177
Territorial Bancorp, Inc.	361	10,014
TFS Financial Corp.	2,978	56,076
TrustCo Bank Corp.	4,247	26,077
United Community Financial Corp./Ohio	2,177	12,844
United Financial Bancorp, Inc.	1,836	23,648
Walker & Dunlop, Inc.*	625	18,006
Washington Federal, Inc.	4,271	101,778
Waterstone Financial, Inc.	1,344	18,950
WSFS Financial Corp.	1,274	41,227

		2,375,300

Total Financials		60,684,986

See Notes to Financial Statements.

1340

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care (6.3%)
Biotechnology (0.2%)
ACADIA Pharmaceuticals, Inc.*	281	$10,018
Acorda Therapeutics, Inc.*	170	7,273
Adamas Pharmaceuticals, Inc.*	476	13,480
Agenus, Inc.*	724	3,287
Akebia Therapeutics, Inc.*	1,136	14,677
Alkermes plc*	1,147	91,049
Array BioPharma, Inc.*	1,183	4,992
Arrowhead Research Corp.*	1,233	7,583
BioCryst Pharmaceuticals, Inc.*	613	6,326
Calithera Biosciences, Inc.*	498	3,815
Celldex Therapeutics, Inc.*	408	6,397
Cytokinetics, Inc.*	770	8,054
Emergent BioSolutions, Inc.*	409	16,364
Geron Corp.*	395	1,912
Global Blood Therapeutics, Inc.*	60	1,940
Idera Pharmaceuticals, Inc.*	332	1,026
Ignyta, Inc.*	335	4,489
Immunomedics, Inc.*	383	1,176
Inovio Pharmaceuticals, Inc.*	382	2,567
Lexicon Pharmaceuticals, Inc.*	1,127	15,000
Loxo Oncology, Inc.*	401	11,409
Merrimack Pharmaceuticals, Inc.*	295	2,331
Navidea Biopharmaceuticals, Inc.*	1,368	1,819
Ocata Therapeutics, Inc.*	195	1,642
Osiris Therapeutics, Inc.	65	675
PDL BioPharma, Inc.	7,524	26,635
Peregrine Pharmaceuticals, Inc.*	584	683
Rigel Pharmaceuticals, Inc.*	917	2,779
Seres Therapeutics, Inc.*	70	2,456
Spectrum Pharmaceuticals, Inc.*	2,268	13,676
Stemline Therapeutics, Inc.*	591	3,729
Threshold Pharmaceuticals, Inc.*	247	119
Tokai Pharmaceuticals, Inc.*	249	2,171
Vanda Pharmaceuticals, Inc.*	371	3,454
Verastem, Inc.*	1,247	2,319
Versartis, Inc.*	954	11,820
XOMA Corp.*	813	1,081

		310,223

Health Care Equipment & Supplies (2.2%)
Alere, Inc.*	1,376	53,788
Analogic Corp.	506	41,796
AngioDynamics, Inc.*	1,178	14,301
Anika Therapeutics, Inc.*	139	5,304
AtriCure, Inc.*	330	7,405
Boston Scientific Corp.*	73,147	1,348,831
Cardiovascular Systems, Inc.*	74	1,119
Cerus Corp.*	663	4,190
CONMED Corp.	1,238	54,534
Cooper Cos., Inc.	696	93,403
CryoLife, Inc.	1,178	12,699
Cutera, Inc.*	197	2,520
Cynosure, Inc., Class A*	87	3,886
DENTSPLY International, Inc.	4,692	285,508
Entellus Medical, Inc.*	41	691
Exactech, Inc.*	466	8,458
Greatbatch, Inc.*	1,149	60,323
Haemonetics Corp.*	1,216	39,204
Halyard Health, Inc.*	2,098	70,094
Hill-Rom Holdings, Inc.	217	10,429
ICU Medical, Inc.*	223	25,150
Integra LifeSciences Holdings Corp.*	686	46,497
Invacare Corp.	1,439	25,024
LeMaitre Vascular, Inc.	318	5,485
LivaNova plc*	599	35,563
Meridian Bioscience, Inc.	287	5,889
Merit Medical Systems, Inc.*	1,977	36,752
OraSure Technologies, Inc.*	2,406	15,495
Orthofix International N.V.*	15,453	605,912
Oxford Immunotec Global plc*	73	840
Quidel Corp.*	769	16,303
Rockwell Medical, Inc.*	256	2,621
RTI Surgical, Inc.*	470	1,866
SeaSpine Holdings Corp.*	221	3,797
STERIS plc	9,350	704,429
SurModics, Inc.*	468	9,486
Teleflex, Inc.	1,875	246,469
TransEnterix, Inc.*	1,453	3,603
Unilife Corp.*	955	473
Wright Medical Group N.V.*	1,902	45,990

		3,956,127

Health Care Providers & Services (2.2%)
Aceto Corp.	175	4,722
Addus HomeCare Corp.*	274	6,379
Alliance HealthCare Services, Inc.*	161	1,478
Almost Family, Inc.*	332	12,692
Amedisys, Inc.*	269	10,577
Amsurg Corp.*	1,827	138,852
BioScrip, Inc.*	3,190	5,583
Brookdale Senior Living, Inc.*	6,520	120,359
Community Health Systems, Inc.*	5,299	140,582
Cross Country Healthcare, Inc.*	566	9,277
Ensign Group, Inc.	164	3,711
ExamWorks Group, Inc.*	17,400	462,840
Five Star Quality Care, Inc.*	1,974	6,277
Genesis Healthcare, Inc.*	867	3,009
Hanger, Inc.*	1,585	26,073
Health Net, Inc.*	2,909	199,150
HealthSouth Corp.	14,864	517,416
Healthways, Inc.*	1,428	18,378
Kindred Healthcare, Inc.	3,759	44,770
LHC Group, Inc.*	541	24,502
LifePoint Health, Inc.*	14,828	1,088,375
Magellan Health, Inc.*	1,135	69,984
MEDNAX, Inc.*	5,985	428,885
National HealthCare Corp.	452	27,888
National Research Corp., Class A	82	1,315
Owens & Minor, Inc.	2,851	102,579
Patterson Cos., Inc.	1,760	79,570
PharMerica Corp.*	1,368	47,880
Select Medical Holdings Corp.	314	3,740
Surgical Care Affiliates, Inc.*	62	2,468
Teladoc, Inc.*	120	2,155
Triple-S Management Corp., Class B*	1,115	26,660
Trupanion, Inc.*	141	1,376
Universal American Corp.	48,267	337,869
VCA, Inc.*	218	11,990

		3,989,361

See Notes to Financial Statements.

1341

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	5,641	$86,759
Evolent Health, Inc., Class A*	157	1,901
MedAssets, Inc.*	158	4,888
Vocera Communications, Inc.*	401	4,892

		98,440

Life Sciences Tools & Services (1.4%)
Affymetrix, Inc.*	2,562	25,851
Bio-Rad Laboratories, Inc., Class A*	932	129,231
Bio-Techne Corp.	974	87,660
Harvard Bioscience, Inc.*	275,449	955,808
Luminex Corp.*	1,832	39,187
PerkinElmer, Inc.	13,927	746,069
QIAGEN N.V.*	10,438	288,611
Quintiles Transnational Holdings, Inc.*	3,717	255,209
VWR Corp.*	626	17,722

		2,545,348

Pharmaceuticals (0.3%)
Amphastar Pharmaceuticals, Inc.*	478	6,802
Aratana Therapeutics, Inc.*	130	725
Assembly Biosciences, Inc.*	62	466
Dermira, Inc.*	440	15,228
Endocyte, Inc.*	1,725	6,917
Medicines Co.*	2,689	100,407
Omeros Corp.*	98	1,542
Prestige Brands Holdings, Inc.*	5,945	306,049
Theravance Biopharma, Inc.*	1,244	20,389
Theravance, Inc.	499	5,260

		463,785

Total Health Care		11,363,284

Industrials (12.4%)
Aerospace & Defense (1.4%)
AAR Corp.	1,591	41,827
Aerojet Rocketdyne Holdings, Inc.*	1,491	23,349
Aerovironment, Inc.*	910	26,818
American Science & Engineering, Inc.	321	13,283
BWX Technologies, Inc.	3,840	121,997
Cubic Corp.	974	46,022
Curtiss-Wright Corp.	2,029	138,987
DigitalGlobe, Inc.*	3,273	51,255
Ducommun, Inc.*	508	8,240
Engility Holdings, Inc.	826	26,828
Esterline Technologies Corp.*	1,311	106,191
KEYW Holding Corp.*	1,558	9,379
KLX, Inc.*	2,382	73,342
Kratos Defense & Security Solutions, Inc.*	2,057	8,434
Moog, Inc., Class A*	1,515	91,809
National Presto Industries, Inc.	219	18,146
Orbital ATK, Inc.	2,713	242,379
Sparton Corp.*	188	3,758
Spirit AeroSystems Holdings, Inc., Class A*	497	24,885
Teledyne Technologies, Inc.*	1,191	105,642
Triumph Group, Inc.	2,227	88,523
Vectrus, Inc.*	56,135	1,172,660

		2,443,754

Air Freight & Logistics (0.6%)
Air Transport Services Group, Inc.*	2,359	23,779
Atlas Air Worldwide Holdings, Inc.*	1,126	46,549
Hub Group, Inc., Class A*	30,166	993,969
UTi Worldwide, Inc.*	4,132	29,048
XPO Logistics, Inc.*	564	15,369

		1,108,714

Airlines (0.2%)
Copa Holdings S.A., Class A	1,485	71,666
JetBlue Airways Corp.*	8,867	200,837
Republic Airways Holdings, Inc.*	2,332	9,165
SkyWest, Inc.	2,293	43,613
Virgin America, Inc.*	77	2,773

		328,054

Building Products (0.4%)
Armstrong World Industries, Inc.*	655	29,953
Fortune Brands Home & Security, Inc.	4,654	258,297
Gibraltar Industries, Inc.*	1,380	35,107
Griffon Corp.	1,097	19,527
Insteel Industries, Inc.	72	1,506
Owens Corning, Inc.	5,327	250,529
Quanex Building Products Corp.	1,394	29,065
Simpson Manufacturing Co., Inc.	1,732	59,148
Universal Forest Products, Inc.	905	61,875

		745,007

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	2,534	72,143
ACCO Brands Corp.*	4,967	35,415
ADT Corp.	7,732	255,001
Brady Corp., Class A	2,146	49,315
Brink’s Co.	7,824	225,801
Casella Waste Systems, Inc., Class A*	1,490	8,910
CECO Environmental Corp.	1,023	7,857
Civeo Corp.*	178,173	253,006
Clean Harbors, Inc.*	864	35,986
Deluxe Corp.	1,031	56,231
Ennis, Inc.	1,137	21,887
Essendant, Inc.	1,727	56,145
G&K Services, Inc., Class A	242	15,222
Heritage-Crystal Clean, Inc.*	532	5,639
Herman Miller, Inc.	13,511	387,766
InnerWorkings, Inc.*	1,072	8,040
KAR Auction Services, Inc.	17,050	631,361
Kimball International, Inc., Class B	1,028	10,043
Matthews International Corp., Class A	1,414	75,578
McGrath RentCorp	1,091	27,482
Mobile Mini, Inc.	1,866	58,089
MSA Safety, Inc.	481	20,909
NL Industries, Inc.*	371	1,128
Pitney Bowes, Inc.	5,599	115,619
Quad/Graphics, Inc.	1,320	12,276
R.R. Donnelley & Sons Co.	4,477	65,901
SP Plus Corp.*	71	1,697
Tetra Tech, Inc.	2,719	70,748
TRC Cos., Inc.*	768	7,104
UniFirst Corp.	673	70,127

See Notes to Financial Statements.

1342

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Viad Corp.	930	$26,254
Waste Connections, Inc.	5,555	312,858
West Corp.	2,037	43,938

		3,045,476

Construction & Engineering (2.4%)
AECOM*	29,682	891,350
Aegion Corp.*	1,682	32,479
Ameresco, Inc., Class A*	991	6,194
Argan, Inc.	74	2,398
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	4,422	172,414
Comfort Systems USA, Inc.	108	3,069
EMCOR Group, Inc.	2,835	136,193
Furmanite Corp.*	245	1,632
Granite Construction, Inc.	1,771	75,994
Great Lakes Dredge & Dock Corp.*	2,556	10,122
HC2 Holdings, Inc.*	322	1,703
Jacobs Engineering Group, Inc.*	15,148	635,459
KBR, Inc.	6,509	110,132
Layne Christensen Co.*	48,921	257,324
MasTec, Inc.*	3,009	52,296
MYR Group, Inc.*	959	19,765
Northwest Pipe Co.*	441	4,935
Orion Marine Group, Inc.*	1,263	5,267
Primoris Services Corp.	567	12,491
Quanta Services, Inc.*	5,539	112,165
Salini Impregilo S.p.A.	424,000	1,826,324
Tutor Perini Corp.*	1,681	28,140

		4,397,846

Electrical Equipment (0.3%)
Babcock & Wilcox Enterprises, Inc.*	1,927	40,216
Encore Wire Corp.	218	8,086
EnerSys, Inc.	1,468	82,105
Franklin Electric Co., Inc.	154	4,163
FuelCell Energy, Inc.*	682	3,383
General Cable Corp.	193	2,592
Hubbell, Inc.	2,255	227,845
LSI Industries, Inc.	960	11,702
Plug Power, Inc.*	3,282	6,925
Powell Industries, Inc.	422	10,985
PowerSecure International, Inc.*	854	12,853
Preformed Line Products Co.	127	5,347
Regal Beloit Corp.	1,917	112,183
Sunrun, Inc.*	651	7,662
Thermon Group Holdings, Inc.*	1,280	21,658
Vicor Corp.*	86	784

		558,489

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	2,297	203,721
Raven Industries, Inc.	1,473	22,979

		226,700

Machinery (2.8%)
Accuride Corp.*	130	216
Actuant Corp., Class A	2,687	64,381
AGCO Corp.	3,425	155,461
Alamo Group, Inc.	445	23,185
Albany International Corp., Class A	1,093	39,949
Allison Transmission Holdings, Inc.	3,714	96,155
Altra Industrial Motion Corp.	234	5,869
American Railcar Industries, Inc.	290	13,421
Astec Industries, Inc.	849	34,554
Barnes Group, Inc.	2,471	87,449
Briggs & Stratton Corp.	2,006	34,704
Chart Industries, Inc.*	1,372	24,641
CIRCOR International, Inc.	768	32,371
CLARCOR, Inc.	130	6,458
Colfax Corp.*	35,267	823,484
Columbus McKinnon Corp.	909	17,180
Crane Co.	2,173	103,956
Donaldson Co., Inc.	613	17,569
Douglas Dynamics, Inc.	766	16,140
Dover Corp.	7,274	445,969
EnPro Industries, Inc.	426	18,676
ESCO Technologies, Inc.	1,173	42,392
ExOne Co.*	485	4,869
Federal Signal Corp.	2,819	44,681
FreightCar America, Inc.	289	5,615
Global Brass & Copper Holdings, Inc.	112	2,386
Gorman-Rupp Co.	664	17,749
Graham Corp.	455	7,653
Hurco Cos., Inc.	308	8,180
Hyster-Yale Materials Handling, Inc.	312	16,364
IDEX Corp.	308	23,596
ITT Corp.	4,020	146,006
Joy Global, Inc.	4,392	55,383
Kadant, Inc.	404	16,406
Kennametal, Inc.	17,081	327,955
L.B. Foster Co., Class A	480	6,557
Lincoln Electric Holdings, Inc.	264	13,699
Lindsay Corp.	82	5,937
Lydall, Inc.*	522	18,521
Manitowoc Co., Inc.	6,134	94,157
Meritor, Inc.*	1,931	16,124
Milacron Holdings Corp.*	301	3,766
Miller Industries, Inc.	475	10,345
Mueller Industries, Inc.	827	22,412
Navistar International Corp.*	2,159	19,086
Oshkosh Corp.	3,530	137,811
Parker-Hannifin Corp.	1,721	166,903
Snap-on, Inc.	2,800	480,004
SPX Corp.	1,851	17,270
SPX FLOW, Inc.*	9,381	261,824
Standex International Corp.	158	13,138
Tennant Co.	60	3,376
Terex Corp.	4,734	87,484
Timken Co.	3,499	100,036
Titan International, Inc.	1,784	7,029
TriMas Corp.*	1,905	35,528
Trinity Industries, Inc.	6,995	168,020
Twin Disc, Inc.	375	3,945
Valmont Industries, Inc.	1,011	107,186
WABCO Holdings, Inc.*	1,600	163,616
Watts Water Technologies, Inc., Class A	1,267	62,932
Woodward, Inc.	910	45,191
Xylem, Inc.	8,155	297,657

		5,150,577

See Notes to Financial Statements.

1343

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Marine (0.4%)
Eagle Bulk Shipping, Inc.*	972	$3,421
Golden Ocean Group Ltd.*	3,108	3,326
Kirby Corp.*	12,343	649,489
Matson, Inc.	162	6,906
Navios Maritime Holdings, Inc.	3,746	6,555
Safe Bulkers, Inc.	1,733	1,404
Scorpio Bulkers, Inc.*	1,233	12,192
Ultrapetrol Bahamas Ltd.*	1,192	125

		683,418

Professional Services (0.6%)
Acacia Research Corp.	2,359	10,120
CBIZ, Inc.*	2,278	22,461
CDI Corp.	680	4,597
CRA International, Inc.*	425	7,926
Dun & Bradstreet Corp.	1,145	119,000
Exponent, Inc.	61	3,047
Franklin Covey Co.*	504	8,437
FTI Consulting, Inc.*	1,738	60,239
Heidrick & Struggles International, Inc.	802	21,830
Hill International, Inc.*	1,668	6,472
Huron Consulting Group, Inc.*	924	54,886
ICF International, Inc.*	907	32,253
Kelly Services, Inc., Class A	1,348	21,770
Korn/Ferry International	1,032	34,242
ManpowerGroup, Inc.	3,309	278,916
Mistras Group, Inc.*	338	6,452
Navigant Consulting, Inc.*	2,223	35,701
Pendrell Corp.*	7,752	3,885
Resources Connection, Inc.	1,425	23,285
RPX Corp.*	2,212	24,332
Towers Watson & Co., Class A	2,566	329,628
TransUnion*	302	8,326
TriNet Group, Inc.*	158	3,057
Volt Information Sciences, Inc.*	136	1,107
VSE Corp.	189	11,752

		1,133,721

Road & Rail (0.5%)
AMERCO	172	66,994
ArcBest Corp.	803	17,176
Celadon Group, Inc.	407	4,025
Covenant Transportation Group, Inc., Class A*	37	699
Genesee & Wyoming, Inc., Class A*	5,443	292,235
Marten Transport Ltd.	975	17,258
Old Dominion Freight Line, Inc.*	4,900	289,443
Roadrunner Transportation Systems, Inc.*	790	7,450
Ryder System, Inc.	2,387	135,653
Universal Truckload Services, Inc.	137	1,923
USA Truck, Inc.*	269	4,694
Werner Enterprises, Inc.	1,524	35,646
YRC Worldwide, Inc.*	1,217	17,257

		890,453

Trading Companies & Distributors (0.8%)
Air Lease Corp.	4,391	147,011
Aircastle Ltd.	16,750	349,907
Applied Industrial Technologies, Inc.	1,091	44,175
Beacon Roofing Supply, Inc.*	1,680	69,182
CAI International, Inc.*	766	7,721
DXP Enterprises, Inc.*	402	9,166
GATX Corp.	1,986	84,504
Kaman Corp.	1,121	45,748
Lawson Products, Inc.*	56	1,308
MRC Global, Inc.*	4,653	60,024
MSC Industrial Direct Co., Inc., Class A	1,495	84,124
Neff Corp., Class A*	320	2,451
NOW, Inc.*	4,846	76,664
Real Industry, Inc.*	399	3,204
Rush Enterprises, Inc., Class A*	1,593	34,871
TAL International Group, Inc.*	1,498	23,818
Textainer Group Holdings Ltd.	978	13,799
Titan Machinery, Inc.*	775	8,471
Univar, Inc.*	819	13,931
Veritiv Corp.*	375	13,582
Watsco, Inc.	2,600	304,538
WESCO International, Inc.*	2,003	87,491

		1,485,690

Transportation Infrastructure (0.2%)
Macquarie Infrastructure Corp.	3,121	226,584
Wesco Aircraft Holdings, Inc.*	2,773	33,193

		259,777

Total Industrials		22,457,676

Information Technology (12.0%)
Communications Equipment (1.4%)
ADTRAN, Inc.	2,126	36,610
Applied Optoelectronics, Inc.*	129	2,214
ARRIS Group, Inc.*	22,398	684,707
Bel Fuse, Inc., Class B	478	8,265
Black Box Corp.	695	6,623
Brocade Communications Systems, Inc.	18,884	173,355
Calix, Inc.*	2,022	15,913
CommScope Holding Co., Inc.*	14,451	374,136
Comtech Telecommunications Corp.	715	14,364
Digi International, Inc.*	1,149	13,076
EchoStar Corp., Class A*	1,985	77,633
Emcore Corp.*	590	3,617
Extreme Networks, Inc.*	4,213	17,189
Finisar Corp.*	4,679	68,033
Harmonic, Inc.*	3,312	13,480
InterDigital, Inc.	171	8,386
Ixia*	314	3,903
Juniper Networks, Inc.	24,712	682,051
KVH Industries, Inc.*	190	1,790
Lumentum Holdings, Inc.*	2,113	46,528
NETGEAR, Inc.*	1,415	59,303
NetScout Systems, Inc.*	1,994	61,216
Novatel Wireless, Inc.*	296	494
Oclaro, Inc.*	4,217	14,675
Polycom, Inc.*	6,094	76,723
ShoreTel, Inc.*	2,354	20,833
Sonus Networks, Inc.*	2,273	16,206
Ubiquiti Networks, Inc.*	91	2,884
ViaSat, Inc.*	294	17,937
Viavi Solutions, Inc.*	10,565	64,341

		2,586,485

See Notes to Financial Statements.

1344

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (2.0%)
Agilysys, Inc.*	711	$7,103
Amphenol Corp., Class A	6,078	317,454
Anixter International, Inc.*	6,668	402,681
Arrow Electronics, Inc.*	4,266	231,132
Avnet, Inc.	6,123	262,309
AVX Corp.	2,050	24,887
Benchmark Electronics, Inc.*	2,360	48,781
Checkpoint Systems, Inc.	1,952	12,239
Coherent, Inc.*	979	63,743
Control4 Corp.*	964	7,008
CTS Corp.	1,491	26,301
Daktronics, Inc.	1,376	11,999
Dolby Laboratories, Inc., Class A	2,248	75,645
DTS, Inc.*	98	2,213
Electro Rent Corp.	794	7,305
ePlus, Inc.*	233	21,730
Fabrinet*	1,586	37,779
FARO Technologies, Inc.*	594	17,535
Fitbit, Inc., Class A*	619	18,316
FLIR Systems, Inc.	2,335	65,543
Gerber Scientific, Inc. (Escrow Shares) (b)*†	1,097	—
GSI Group, Inc.*	1,589	21,642
II-VI, Inc.*	2,359	43,783
Ingram Micro, Inc., Class A	6,617	201,024
Insight Enterprises, Inc.*	1,744	43,809
Itron, Inc.*	1,729	62,555
Jabil Circuit, Inc.	7,123	165,895
Keysight Technologies, Inc.*	10,143	287,351
Kimball Electronics, Inc.*	1,353	14,870
Knowles Corp.*	14,061	187,433
Littelfuse, Inc.	141	15,088
Mercury Systems, Inc.*	1,514	27,797
Multi-Fineline Electronix, Inc.*	385	7,962
National Instruments Corp.	3,963	113,698
Newport Corp.*	1,223	19,409
OSI Systems, Inc.*	664	58,870
Park Electrochemical Corp.	889	13,388
PC Connection, Inc.	467	10,573
Plexus Corp.*	939	32,790
Rofin-Sinar Technologies, Inc.*	1,110	29,726
Rogers Corp.*	575	29,653
Sanmina Corp.*	3,513	72,298
ScanSource, Inc.*	1,201	38,696
SYNNEX Corp.	1,297	116,639
Tech Data Corp.*	1,655	109,859
Trimble Navigation Ltd.*	11,083	237,730
TTM Technologies, Inc.*	2,637	17,167
Vishay Intertechnology, Inc.	6,110	73,626
Vishay Precision Group, Inc.*	576	6,520

		3,721,554

Internet Software & Services (0.9%)
Akamai Technologies, Inc.*	5,955	313,412
Amber Road, Inc.*	58	295
Bankrate, Inc.*	3,048	40,538
Bazaarvoice, Inc.*	1,528	6,693
Blucora, Inc.*	105,839	1,037,222
Brightcove, Inc.*	141	874
Care.com, Inc.*	753	5,391
DHI Group, Inc.*	1,279	11,728
Everyday Health, Inc.*	54	325
Intralinks Holdings, Inc.*	857	7,773
Limelight Networks, Inc.*	2,755	4,022
Liquidity Services, Inc.*	1,121	7,286
Marchex, Inc., Class B	1,463	5,691
Marin Software, Inc.*	1,202	4,303
Monster Worldwide, Inc.*	4,053	23,224
QuinStreet, Inc.*	1,550	6,650
RealNetworks, Inc.*	1,075	4,569
Reis, Inc.	144	3,417
RetailMeNot, Inc.*	1,667	16,537
Rocket Fuel, Inc.*	1,228	4,286
SciQuest, Inc.*	541	7,017
TechTarget, Inc.*	653	5,244
United Online, Inc.*	656	7,734
Zillow Group, Inc., Class A*	797	20,754
Zillow Group, Inc., Class C*	1,594	37,427

		1,582,412

IT Services (4.7%)
6D Global Technologies, Inc.*†	418	912
Acxiom Corp.*	22,182	464,047
Amdocs Ltd.	8,751	477,542
Black Knight Financial Services, Inc., Class A*	117	3,868
Booz Allen Hamilton Holding Corp.	24,407	752,956
Broadridge Financial Solutions, Inc.	3,826	205,571
CACI International, Inc., Class A*	1,105	102,522
Cardtronics, Inc.*	8,300	279,295
Cass Information Systems, Inc.	229	11,784
Ciber, Inc.*	3,640	12,776
Convergys Corp.	4,495	111,881
CoreLogic, Inc.*	2,257	76,422
CSG Systems International, Inc.	6,825	245,564
Datalink Corp.*	902	6,134
DST Systems, Inc.	368	41,974
Everi Holdings, Inc.*	3,061	13,438
ExlService Holdings, Inc.*	119	5,347
Fidelity National Information Services, Inc.	8,818	534,371
Leidos Holdings, Inc.	43,769	2,462,444
ManTech International Corp., Class A	1,119	33,839
MAXIMUS, Inc.	5,639	317,194
ModusLink Global Solutions, Inc.*	1,780	4,414
MoneyGram International, Inc.*	1,364	8,552
NeuStar, Inc., Class A*	204	4,890
Perficient, Inc.*	532	9,108
Science Applications International Corp.	30,000	1,373,400
ServiceSource International, Inc.*	1,159	5,343
Sykes Enterprises, Inc.*	1,808	55,650
TeleTech Holdings, Inc.	350	9,768
Teradata Corp.*	1,545	40,819
Travelport Worldwide Ltd.	1,416	18,266
Unisys Corp.*	855	9,448
Vantiv, Inc., Class A*	16,585	786,461

		8,486,000

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Energy Industries, Inc.*	862	24,334
Advanced Micro Devices, Inc.*	15,894	45,616

See Notes to Financial Statements.

1345

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Alpha & Omega Semiconductor Ltd.*	933	$8,574
Amkor Technology, Inc.*	4,355	26,478
Applied Micro Circuits Corp.*	2,721	17,333
Axcelis Technologies, Inc.*	5,247	13,590
Brooks Automation, Inc.	3,021	32,264
Cabot Microelectronics Corp.*	168	7,355
Cascade Microtech, Inc.*	137	2,226
CEVA, Inc.*	492	11,493
Cohu, Inc.	1,190	14,363
Cree, Inc.*	4,557	121,535
Cypress Semiconductor Corp.*	48,806	478,787
Diodes, Inc.*	1,680	38,606
DSP Group, Inc.*	1,034	9,761
Entegris, Inc.*	2,623	34,807
Exar Corp.*	1,540	9,440
Fairchild Semiconductor International, Inc.*	5,247	108,665
First Solar, Inc.*	3,407	224,828
FormFactor, Inc.*	1,427	12,843
Intersil Corp., Class A	5,934	75,718
IXYS Corp.	1,095	13,830
Kopin Corp.*	2,821	7,673
Lam Research Corp.	4,930	391,541
Lattice Semiconductor Corp.*	4,027	26,055
Linear Technology Corp.	13,353	567,102
Marvell Technology Group Ltd.	20,447	180,343
MKS Instruments, Inc.	2,407	86,652
Nanometrics, Inc.*	1,092	16,533
NeoPhotonics Corp.*	1,276	13,857
NVE Corp.	123	6,910
OmniVision Technologies, Inc.*	2,623	76,120
ON Semiconductor Corp.*	1,528	14,974
PDF Solutions, Inc.*	88	954
Photronics, Inc.*	2,971	36,989
PMC-Sierra, Inc.*	5,131	59,622
Power Integrations, Inc.	452	21,981
Rudolph Technologies, Inc.*	1,252	17,804
Semtech Corp.*	1,974	37,348
Sigma Designs, Inc.*	1,610	10,175
Silicon Laboratories, Inc.*	559	27,134
SunEdison, Inc.*	972	4,948
SunPower Corp.*	2,273	68,213
Synaptics, Inc.*	5,332	428,373
Teradyne, Inc.	9,688	200,251
Tessera Technologies, Inc.	909	27,279
Ultra Clean Holdings, Inc.*	1,430	7,322
Ultratech, Inc.*	1,278	25,330
Veeco Instruments, Inc.*	1,813	37,275
Xcerra Corp.*	1,418	8,579

		3,739,783

Software (0.7%)
American Software, Inc., Class A	915	9,315
ANSYS, Inc.*	3,274	302,845
Bottomline Technologies de, Inc.*	284	8,443
Digimarc Corp.*	28	1,022
EnerNOC, Inc.*	1,242	4,782
Epiq Systems, Inc.	938	12,260
Glu Mobile, Inc.*	2,661	6,466
Mentor Graphics Corp.	4,524	83,332
Nuance Communications, Inc.*	11,433	227,402
Progress Software Corp.*	2,286	54,864
QAD, Inc., Class A	342	7,018
Rapid7, Inc.*	110	1,664
Rovi Corp.*	3,700	61,642
Sapiens International Corp. N.V.	260	2,652
SeaChange International, Inc.*	1,544	10,407
Silver Spring Networks, Inc.*	123	1,772
SS&C Technologies Holdings, Inc.	362	24,714
Synopsys, Inc.*	6,478	295,462
Take-Two Interactive Software, Inc.*	1,841	64,141
TeleCommunication Systems, Inc., Class A*	2,319	11,525
Telenav, Inc.*	1,225	6,970
Verint Systems, Inc.*	148	6,003
Zynga, Inc., Class A*	34,644	92,846

		1,297,547

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp.*	3,187	27,695
Avid Technology, Inc.*	530	3,864
Imation Corp.*	1,527	2,092
Lexmark International, Inc., Class A	2,772	89,951
NCR Corp.*	7,655	187,241
Pure Storage, Inc., Class A*	429	6,680
QLogic Corp.*	3,941	48,080
Quantum Corp.*	9,907	9,213
Stratasys Ltd.*	2,295	53,887

		428,703

Total Information Technology		21,842,484

Materials (4.1%)
Chemicals (1.4%)
A. Schulman, Inc.	142	4,351
Albemarle Corp.	5,063	283,579
American Vanguard Corp.	1,190	16,672
Ashland, Inc.	2,572	264,144
Axalta Coating Systems Ltd.*	16,660	443,989
Axiall Corp.	3,166	48,756
Cabot Corp.	2,858	116,835
Calgon Carbon Corp.	1,314	22,667
Chase Corp.	21	855
Chermours Co.	110,000	589,600
Flotek Industries, Inc.*	2,406	27,525
FutureFuel Corp.	1,117	15,080
Hawkins, Inc.	375	13,414
Huntsman Corp.	3,387	38,510
Innophos Holdings, Inc.	827	23,966
Innospec, Inc.	1,087	59,035
Intrepid Potash, Inc.*	2,594	7,652
Kraton Performance Polymers, Inc.*	1,407	23,370
Kronos Worldwide, Inc.	979	5,522
LSB Industries, Inc.*	555	4,024
Minerals Technologies, Inc.	104	4,769
Olin Corp.	4,125	71,198
OMNOVA Solutions, Inc.*	854	5,235
Platform Specialty Products Corp.*	4,904	62,918
Quaker Chemical Corp.	166	12,825
Rayonier Advanced Materials, Inc.	1,867	18,278
RPM International, Inc.	5,543	244,225
Scotts Miracle-Gro Co., Class A	210	13,547

See Notes to Financial Statements.

1346

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Sensient Technologies Corp.	748	$46,989
Stepan Co.	436	21,665
Tredegar Corp.	864	11,768
Tronox Ltd., Class A	2,841	11,108
Valhi, Inc.	419	561

		2,534,632

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	2,606	355,927
United States Lime & Minerals, Inc.	82	4,507

		360,434

Containers & Packaging (1.5%)
AptarGroup, Inc.	2,306	167,531
Avery Dennison Corp.	296	18,547
Bemis Co., Inc.	3,924	175,364
Berry Plastics Group, Inc.*	14,202	513,828
Crown Holdings, Inc.*	3,503	177,602
Graphic Packaging Holding Co.	6,323	81,124
Greif, Inc., Class A	1,388	42,764
Owens-Illinois, Inc.*	6,828	118,944
Sealed Air Corp.	8,338	371,875
Sonoco Products Co.	4,518	184,651
WestRock Co.	18,223	831,333

		2,683,563

Metals & Mining (0.9%)
AK Steel Holding Corp.*	7,885	17,662
Allegheny Technologies, Inc.	4,923	55,384
Carpenter Technology Corp.	2,272	68,773
Century Aluminum Co.*	2,141	9,463
Cliffs Natural Resources, Inc.*	7,116	11,243
Coeur Mining, Inc.*	6,263	15,532
Commercial Metals Co.	5,234	71,653
Handy & Harman Ltd.*	104	2,133
Haynes International, Inc.	519	19,042
Hecla Mining Co.	16,632	31,435
Horsehead Holding Corp.*	2,618	5,367
Kaiser Aluminum Corp.	516	43,169
Materion Corp.	899	25,172
Olympic Steel, Inc.	331	3,833
Reliance Steel & Aluminum Co.	12,489	723,238
Royal Gold, Inc.	2,768	100,949
Ryerson Holding Corp.*	465	2,172
Schnitzer Steel Industries, Inc., Class A	1,161	16,684
Steel Dynamics, Inc.	9,702	173,375
Stillwater Mining Co.*	3,669	31,443
SunCoke Energy, Inc.	875	3,036
Tahoe Resources, Inc.	6,289	54,526
TimkenSteel Corp.	1,792	15,017
United States Steel Corp.	6,561	52,357
Worthington Industries, Inc.	1,664	50,153

		1,602,811

Paper & Forest Products (0.1%)
Boise Cascade Co.*	292	7,455
Domtar Corp.	2,885	106,601
Louisiana-Pacific Corp.*	521	9,383
Neenah Paper, Inc.	351	21,913
P.H. Glatfelter Co.	1,985	36,603
Schweitzer-Mauduit International, Inc.	1,136	47,701
Wausau Paper Corp.	130	1,330

		230,986

Total Materials		7,412,426

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
8x8, Inc.*	2,546	29,152
Atlantic Tele-Network, Inc.	459	35,908
Cincinnati Bell, Inc.*	9,460	34,056
Consolidated Communications Holdings, Inc.	816	17,095
Frontier Communications Corp.	52,388	244,652
Globalstar, Inc.*	21,391	30,803
Hawaiian Telcom Holdco, Inc.*	485	12,057
IDT Corp., Class B	650	7,579
inContact, Inc.*	330	3,148
Inteliquent, Inc.	893	15,869
Intelsat S.A.*	945	3,931
Iridium Communications, Inc.*	3,692	31,050
Lumos Networks Corp.*	136	1,523
ORBCOMM, Inc.*	2,727	19,743
pdvWireless, Inc.*	188	5,170
Vonage Holdings Corp.*	7,539	43,274
Windstream Holdings, Inc.	289	1,861
Zayo Group Holdings, Inc.*	20,959	557,300

		1,094,171

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	774	5,124
NTELOS Holdings Corp.*	784	7,166
Shenandoah Telecommunications Co.	159	6,845
Spok Holdings, Inc.	1,005	18,412
Telephone & Data Systems, Inc.	4,231	109,540
U.S. Cellular Corp.*	578	23,588

		170,675

Total Telecommunication Services		1,264,846

Utilities (6.5%)
Electric Utilities (2.3%)
ALLETE, Inc.	2,196	111,623
Cleco Corp.	5,085	265,488
El Paso Electric Co.	1,816	69,916
Empire District Electric Co.	1,949	54,709
Genie Energy Ltd., Class B*	442	4,928
Great Plains Energy, Inc.	6,848	187,019
Hawaiian Electric Industries, Inc.	4,863	140,784
IDACORP, Inc.	2,271	154,428
ITC Holdings Corp.	28,079	1,102,101
MGE Energy, Inc.	1,552	72,013
OGE Energy Corp.	9,022	237,188
Otter Tail Corp.	1,676	44,632
Pepco Holdings, Inc.	11,424	297,138
Pinnacle West Capital Corp.	4,962	319,950
PNM Resources, Inc.	3,597	109,960
Portland General Electric Co.	19,297	701,832
Spark Energy, Inc., Class A	28	580

See Notes to Financial Statements.

1347

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Unitil Corp.	598	$21,456
Westar Energy, Inc.	6,362	269,812

		4,165,557

Gas Utilities (1.6%)
AGL Resources, Inc.	5,394	344,191
Atmos Energy Corp.	4,561	287,526
Chesapeake Utilities Corp.	683	38,760
Laclede Group, Inc.	1,968	116,919
National Fuel Gas Co.	3,845	164,374
New Jersey Resources Corp.	3,855	127,061
Northwest Natural Gas Co.	1,220	61,744
ONE Gas, Inc.	2,377	119,254
Piedmont Natural Gas Co., Inc.	3,551	202,478
Questar Corp.	8,027	156,366
South Jersey Industries, Inc.	3,079	72,418
Southwest Gas Corp.	2,108	116,277
UGI Corp.	26,375	890,420
WGL Holdings, Inc.	2,244	141,350

		2,839,138

Independent Power and Renewable Electricity Producers (0.2%)
Abengoa Yield plc	2,206	42,554
Atlantic Power Corp.	5,658	11,146
Dynegy, Inc.*	5,425	72,695
NRG Yield, Inc., Class A	1,602	22,284
NRG Yield, Inc., Class C	2,738	40,413
Ormat Technologies, Inc.	971	35,412
Pattern Energy Group, Inc.	2,466	51,564
Talen Energy Corp.*	3,773	23,506
TerraForm Global, Inc., Class A	1,674	9,358
TerraForm Power, Inc., Class A*	2,436	30,645
Vivint Solar, Inc.*	369	3,527

		343,104

Multi-Utilities (1.5%)
Alliant Energy Corp.	5,057	315,810
Avista Corp.	2,806	99,248
Black Hills Corp.	2,276	105,675
CMS Energy Corp.	30,852	1,113,140
MDU Resources Group, Inc.	8,835	161,857
NorthWestern Corp.	2,131	115,607
SCANA Corp.	6,458	390,644
TECO Energy, Inc.	10,545	281,024
Vectren Corp.	3,723	157,930

		2,740,935

Water Utilities (0.9%)
American States Water Co.	1,554	65,190
American Water Works Co., Inc.	20,290	1,212,327
Aqua America, Inc.	7,992	238,162
Artesian Resources Corp., Class A	338	9,363
California Water Service Group	2,142	49,844
Connecticut Water Service, Inc.	476	18,093
Consolidated Water Co., Ltd.	650	7,956
Middlesex Water Co.	737	19,560
SJW Corp.	719	21,318
York Water Co.	518	12,919

		1,654,732

Total Utilities		11,743,466

Total Common Stocks (96.5%) (Cost $155,802,568)		174,888,149

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Consumer Discretionary (0.1%)
Multiline Retail (0.1%)
Sears Holdings Corp. 8.000%, 12/15/19	$218,000	200,015

Total Consumer Discretionary		200,015

Total Corporate Bonds		200,015

Total Long-Term Debt Securities (0.1%) (Cost $218,000)		200,015

	Number of Rights	Value (Note 1)
RIGHTS:
Telecommunication Services (0.0%)
Wireless Telecommunicatioon Services (0.0%)
Leap Wireless International Inc. (Contingent Value Shares) (b)*† (Cost $—)	2,407	4,549

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Multiline Retail (0.0%)
Sears Holdings Corp., expiring 12/15/19*	7,023	77,253

Total Consumer Discretionary		77,253

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*†	458	—

Total Energy		—

Total Warrants (0.0%) (Cost $—)		77,253

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (2.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,383,695	$4,383,695

Total Short-Term Investment (2.4%) (Cost $4,383,695)		4,383,695

Total Investments (99.0%) (Cost $160,404,263)		179,553,661
Other Assets Less Liabilities (1.0%)		1,786,065

Net Assets (100%)		$181,339,726

*	Non-income producing.

See Notes to Financial Statements.

1348

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

†	Securities (totaling $15,627 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)
PennyMac Mortgage Investment Trust	$56,458	$—	$—	$40,851	$5,782	$—
PennyMac Financial Services, Inc., Class A	5,225	—	—	4,639	—	—

	$61,683	$—	$—	$45,490	$5,782	$—

At December 31, 2015, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2015	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	2	March-16	$228,396	$226,300	$(2,096)
S&P MidCap 400 E-Mini Index	8	March-16	1,116,265	1,114,800	(1,465)

					$(3,561)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$24,321,117	$22,807	$—		24,343,924
Consumer Staples	6,929,713	—	—		6,929,713
Energy	6,835,178	—	10,166		6,845,344
Financials	60,684,986	—	—		60,684,986
Health Care	11,363,284	—	—		11,363,284
Industrials	20,631,352	1,826,324	—		22,457,676
Information Technology	21,841,572	—	912		21,842,484
Materials	7,412,426	—	—		7,412,426
Telecommunication Services	1,264,846	—	—		1,264,846
Utilities	11,743,466	—	—		11,743,466
Corporate Bonds
Consumer Discretionary	—	200,015	—		200,015
Rights
Telecommunication Services	—	—	4,549		4,549
Short-Term Investments	4,383,695	—	—		4,383,695
Warrants
Consumer Discretionary	—	77,253	—		77,253
Energy	—	—	—	(c)	—	(c)

Total Assets	$177,411,635	$2,126,399	$15,627		$179,553,661

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Liabilities:
Futures	$(3,561)	$—	$—	$(3,561)

Total Liabilities	$(3,561)	$—	$—	$(3,561)

Total	$177,408,074	$2,126,399	$15,627	$179,550,100

(a)	Securities with a market value of $100,060 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $4,549 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

Fair Values of Derivative Instruments as of December 31, 2015:

	Statements of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets - Unrealized depreciation	$(3,561	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(34,552)	$(34,552)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(25,888)	$(25,888)

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $1,433,000 during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 19%)*	$67,426,756
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$91,472,809

*	During the year ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,708,241
Aggregate gross unrealized depreciation	(20,818,169)

Net unrealized appreciation	$18,890,072

Federal income tax cost of investments	$160,663,589

For the year ended December 31, 2015, the Portfolio incurred approximately $1,490 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value:
Affiliated Issuers (Cost $62,689)	$45,490
Unaffiliated Issuers (Cost $160,341,574)	179,508,171
Cash	1,922,998
Cash held as collateral at broker	65,100
Dividends, interest and other receivables	268,443
Receivable for securities sold	29,978
Receivable from Separate Accounts for Trust shares sold	25,948
Other assets	660

Total assets	181,866,788

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	278,960
Investment management fees payable	84,260
Distribution fees payable – Class IB	22,239
Administrative fees payable	19,379
Payable for securities purchased	15,595
Due to broker for futures variation margin	12,701
Trustees’ fees payable	6,336
Distribution fees payable – Class IA	2,571
Accrued expenses	85,021

Total liabilities	527,062

NET ASSETS	$181,339,726

Net assets were comprised of:
Paid in capital	$196,470,662
Accumulated undistributed net investment income (loss)	(45,337)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(34,231,436)
Net unrealized appreciation (depreciation) on investments and futures	19,145,837

Net assets	$181,339,726

Class IA
Net asset value, offering and redemption price per share, $11,589,716 / 873,775 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.26

Class IB
Net asset value, offering and redemption price per share, $103,513,477 / 7,964,761 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

Class K
Net asset value, offering and redemption price per share, $66,236,533 / 4,994,260 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($5,782 of dividend income received from affiliates) (net of $7,035 foreign withholding tax)	$3,370,167
Interest	22,680

Total income	3,392,847

EXPENSES
Investment management fees	1,635,147
Distribution fees – Class IB	285,632
Administrative fees	252,636
Custodian fees	166,700
Professional fees	47,415
Distribution fees – Class IA	32,745
Printing and mailing expenses	10,957
Offering costs	10,509
Trustees’ fees	4,177
Miscellaneous	6,877

Gross expenses	2,452,795
Less: Waiver from investment manager	(295,177)

Net expenses	2,157,618

NET INVESTMENT INCOME (LOSS)	1,235,229

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	13,501,284
Futures	(34,552)
Foreign currency transactions	(21,453)

Net realized gain (loss)	13,445,279

Change in unrealized appreciation (depreciation) on:
Investments ($(16,193) of change in unrealized appreciation (depreciation) from affiliates)	(24,909,336)
Futures	(25,888)

Net change in unrealized appreciation (depreciation)	(24,935,224)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,489,945)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,254,716)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,235,229	$846,099
Net realized gain (loss) on investments, futures and foreign currency transactions	13,445,279	21,542,009
Net change in unrealized appreciation (depreciation) on investments and futures	(24,935,224)	(10,244,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,254,716)	12,143,258

DIVIDENDS:
Dividends from net investment income
Class IA	(90,407)	(60,030)
Class IB	(775,596)	(533,961)
Class K	(661,674)	(583,452)

TOTAL DIVIDENDS:	(1,527,677)	(1,177,443)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 86,161 and 116,433 shares, respectively ]	1,220,061	1,596,502
Capital shares issued in reinvestment of dividends [ 6,950 and 4,294 shares, respectively ]	90,407	60,030
Capital shares repurchased [ (151,360) and (233,477) shares, respectively ]	(2,112,221)	(3,211,677)

Total Class IA transactions	(801,753)	(1,555,145)

Class IB
Capital shares sold [ 398,318 and 686,386 shares, respectively ]	5,537,869	9,194,649
Capital shares issued in reinvestment of dividends [ 60,844 and 38,975 shares, respectively ]	775,596	533,961
Capital shares repurchased [ (1,117,509) and (1,558,321) shares, respectively ]	(15,572,522)	(21,009,877)

Total Class IB transactions	(9,259,057)	(11,281,267)

Class K
Capital shares sold [ 131,404 and 191,473 shares, respectively ]	1,871,245	2,634,344
Capital shares issued in reinvestment of dividends [ 50,870 and 41,734 shares, respectively ]	661,674	583,452
Capital shares repurchased [ (1,157,323) and (1,464,473) shares, respectively ]	(16,574,931)	(20,419,096)

Total Class K transactions	(14,042,012)	(17,201,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(24,102,822)	(30,037,712)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,885,215)	(19,071,897)
NET ASSETS:
Beginning of year	217,224,941	236,296,838

End of year (a)	$181,339,726	$217,224,941

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(45,337)	$(77,437)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$14.15		$13.49	$9.98	$8.73	$10.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.04	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.86)		0.68	3.55	1.27	(1.34)

Total from investment operations	(0.79)		0.72	3.56	1.29	(1.32)

Less distributions:
Dividends from net investment income	(0.10)		(0.06)	(0.05)	(0.04)	(0.02)

Net asset value, end of year	$13.26		$14.15	$13.49	$9.98	$8.73

Total return	(5.57	)%(aa)	5.37%	35.64%	14.73%	(13.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,590		$13,187	$14,096	$12,428	$12,213
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%		1.22%	1.25%	1.25%	0.98%
After waivers, reimbursements and fees paid indirectly (f).	1.15%		1.22%	1.25%	1.23%	0.96%
Before waivers, reimbursements and fees paid indirectly (f)	1.29%		1.35%	1.30%	1.26%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.52%		0.27%	0.09%	0.17%	0.20%
After waivers, reimbursements and fees paid indirectly (f).	0.52%		0.27%	0.09%	0.19%	0.22%
Before waivers, reimbursements and fees paid indirectly (f)	0.38%		0.15%	0.04%	0.16%	0.19%
Portfolio turnover rate^	34%		42%	37%	60%	95%

Class IB	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$13.87		$13.22	$9.79	$8.55	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.04	0.01	0.02	— #
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.84)		0.67	3.46	1.26	(1.32)

Total from investment operations	(0.77)		0.71	3.47	1.28	(1.32)

Less distributions:
Dividends from net investment income	(0.10)		(0.06)	(0.04)	(0.04)	— #

Net asset value, end of year	$13.00		$13.87	$13.22	$9.79	$8.55

Total return	(5.55	)%(bb)	5.39%	35.50%	14.92%	(13.36)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$103,513		$119,568	$125,036	$463,546	$450,690
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%		1.22%	1.25%	1.25%	1.23%
After waivers, reimbursements and fees paid indirectly (f).	1.15%		1.22%	1.25%	1.23%	1.21%
Before waivers, reimbursements and fees paid indirectly (f)	1.29%		1.35%	1.27%	1.26%	1.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.52%		0.27%	0.06%	0.17%	— %‡‡
After waivers, reimbursements and fees paid indirectly (f).	0.52%		0.27%	0.07%	0.19%	0.03%
Before waivers, reimbursements and fees paid indirectly (f)	0.37%		0.15%	0.04%	0.16%	— %‡‡
Portfolio turnover rate^	34%		42%	37%	60%	95%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,					August 26, 2011* to December 31, 2011
	2015		2014	2013	2012
Net asset value, beginning of period	$14.15		$13.49	$9.98	$8.73	$8.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.07	0.04	0.04	0.01
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.87)		0.69	3.55	1.27	0.04

Total from investment operations	(0.76)		0.76	3.59	1.31	0.05

Less distributions:
Dividends from net investment income	(0.13)		(0.10)	(0.08)	(0.06)	(0.02)

Net asset value, end of period	$13.26		$14.15	$13.49	$9.98	$8.73

Total return (b)	(5.33	)%(cc)	5.63%	35.98%	15.02%	0.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$66,237		$84,470	$97,165	$83,979	$84,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%		0.98%	1.00%	1.00%	0.99%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.90%		0.98%	1.00%	0.98%	0.94%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.04%		1.10%	1.05%	1.01%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.75%		0.51%	0.34%	0.42%	0.35%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.75%		0.51%	0.34%	0.44%	0.40%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.61%		0.39%	0.29%	0.41%	0.35%
Portfolio turnover rate^	34%		42%	37%	60%	95%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.70)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.47)%.

See Notes to Financial Statements.

1355

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Allianz Global Investors U.S. LLC

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/15
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.29%	12.12%	8.42%
Portfolio – Class IB Shares	6.26	12.05	8.26
Portfolio – Class K Shares*	6.57	N/A	15.57
S&P North American Technology Sector Index	9.91	14.26	9.97
Russell 1000® Index	0.92	12.44	7.40
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.26% for the year ended December 31, 2015. The Portfolio’s benchmarks, the S&P North American Technology Sector Index and the Russell 1000® Index, returned 9.91% and 0.92%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Security selection contributed to relative outperformance in communications equipment, IT services and electronic equipment & instruments.

•	An underweight allocation to technology hardware, storage & peripherals and overeweight allocation to Internet & catalog retail was additive to relative results.

•

In the security industry, Palo Alto Networks has been a consistent company, delivering strong sales while expanding operating margins and producing positive free cash flow. China’s leading online gaming company NetEase was also a top contributor. Mobile games have emerged as the key driving force behind the online gaming industry in China, and NetEase has a rich mobile game pipeline with attractive long-term growth potential.

•	Also contributing during the period was underweighting benchmark-constituent Oracle Corporation.

What hurt performance during the year:

•

Weaker security selection in the Internet software & services, technology hardware, storage & peripherals, semiconductors & semiconductor equipment, Internet and catalog retail sectors detracted from relative performance.

•

Industry allocation detracted from relative performance during the period. Underweight allocations to software and IT services and overweight allocations to household durables and semiconductor and semiconductor equipment detracted from relative performance.

•	Relative underperformance included underweights in Google and Microsoft — both very large holdings in the benchmark.

Sector Weightings as of December 31, 2015	% of Net Assets
Information Technology	66.7%
Exchange Traded Funds	19.6
Consumer Discretionary	9.2
Investment Company	3.6
Industrials	0.4
Health Care	0.1
Cash and Other	0.4

100.0%

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MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15
Class IA
Actual	$1,000.00	$1,030.51	$6.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.82	6.45
Class IB
Actual	1,000.00	1,030.37	6.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.82	6.45
Class K
Actual	1,000.00	1,031.60	5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.18

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.27%, 1.27% and 1.02%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2015

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Automobiles (0.2%)
Tesla Motors, Inc.*	5,300	$1,272,053

Household Durables (0.0%)
Sony Corp.	15,600	382,175

Internet & Catalog Retail (8.8%)
Amazon.com, Inc.*	73,734	49,836,073
Expedia, Inc.	52,772	6,559,560
Groupon, Inc.*	24,355	74,770
Lands’ End, Inc.*	769	18,025
Liberty TripAdvisor Holdings, Inc., Class A*	3,907	118,538
Netflix, Inc.*	67,110	7,676,042
Priceline Group, Inc.*	5,122	6,530,294
Shutterfly, Inc.*	1,900	84,664
TripAdvisor, Inc.*	6,276	535,029
Wayfair, Inc., Class A*	1,494	71,144

		71,504,139

Media (0.2%)
Comcast Corp., Class A	21,860	1,233,560

Total Consumer Discretionary		74,391,927

Health Care (0.1%)
Health Care Technology (0.1%)
M3, Inc.	58,800	1,218,661

Total Health Care		1,218,661

Industrials (0.4%)
Electrical Equipment (0.1%)
Nidec Corp.	12,000	868,589

Professional Services (0.3%)
Equifax, Inc.	10,115	1,126,507
Huron Consulting Group, Inc.*	13,185	783,189
WageWorks, Inc.*	10,240	464,589

		2,374,285

Total Industrials		3,242,874

Information Technology (66.7%)
Communications Equipment (4.8%)
ADTRAN, Inc.	3,200	55,104
Arista Networks, Inc.*	12,027	936,182
ARRIS Group, Inc.*	7,607	232,546
Brocade Communications Systems, Inc.	23,200	212,976
Ciena Corp.*	66,195	1,369,574
Cisco Systems, Inc.	642,130	17,437,040
CommScope Holding Co., Inc.*	6,968	180,401
EchoStar Corp., Class A*	2,400	93,864
F5 Networks, Inc.*	4,000	387,840
Finisar Corp.*	6,100	88,694
Harris Corp.	7,200	625,680
Infinera Corp.*	7,600	137,712
InterDigital, Inc.	2,100	102,984
Ixia*	3,500	43,505
Juniper Networks, Inc.	19,800	546,480
Lumentum Holdings, Inc.*	2,680	59,014
Motorola Solutions, Inc.	9,139	625,564
NETGEAR, Inc.*	2,100	88,011

NetScout Systems, Inc.*	5,400	165,780
Palo Alto Networks, Inc.*	57,312	10,094,936
Plantronics, Inc.	1,900	90,098
Polycom, Inc.*	7,962	100,242
QUALCOMM, Inc.	85,300	4,263,720
Ruckus Wireless, Inc.*	44,145	472,793
Ubiquiti Networks, Inc.*	1,553	49,215
ViaSat, Inc.*	2,500	152,525
Viavi Solutions, Inc.*	13,400	81,606

		38,694,086

Electronic Equipment, Instruments & Components (2.2%)
Alps Electric Co., Ltd.	35,800	968,209
Amphenol Corp., Class A	17,614	919,979
Anixter International, Inc.*	1,600	96,624
Arrow Electronics, Inc.*	5,300	287,154
Avnet, Inc.	7,500	321,300
AVX Corp.	2,800	33,992
Belden, Inc.	2,400	114,432
Benchmark Electronics, Inc.*	3,000	62,010
CDW Corp.	54,103	2,274,490
Celestica, Inc.*	6,219	68,596
Cognex Corp.	5,000	168,850
Coherent, Inc.*	1,400	91,154
Corning, Inc.	100,990	1,846,097
Dolby Laboratories, Inc., Class A	3,163	106,435
FEI Co.	2,400	191,496
Fitbit, Inc., Class A*	3,091	91,463
FLIR Systems, Inc.	7,808	219,171
Ingram Micro, Inc., Class A	53,280	1,618,646
InvenSense, Inc.*	4,261	43,590
IPG Photonics Corp.*	2,000	178,320
Itron, Inc.*	2,300	83,214
Jabil Circuit, Inc.	11,000	256,190
Keysight Technologies, Inc.*	9,513	269,503
Knowles Corp.*	4,924	65,637
Largan Precision Co., Ltd.	11,600	792,566
Littelfuse, Inc.	1,300	139,113
Methode Electronics, Inc.	2,200	70,026
Murata Manufacturing Co., Ltd.	6,900	990,334
National Instruments Corp.	5,600	160,664
OSI Systems, Inc.*	1,100	97,526
Plexus Corp.*	1,900	66,348
Sanmina Corp.*	4,300	88,494
Sunny Optical Technology Group Co., Ltd.	463,000	1,057,816
SYNNEX Corp.	1,600	143,888
TDK Corp.	10,000	639,649
TE Connectivity Ltd.	22,318	1,441,966
Tech Data Corp.*	14,110	936,622
Trimble Navigation Ltd.*	14,500	311,025
Universal Display Corp.*	2,300	125,212
Vishay Intertechnology, Inc.	7,100	85,555
Zebra Technologies Corp., Class A*	2,800	195,020

		17,718,376

Internet Software & Services (16.7%)
Akamai Technologies, Inc.*	19,000	999,970
Alibaba Group Holding Ltd. (ADR)*	62,535	5,082,219
Alphabet, Inc., Class A*	42,264	32,881,815
Alphabet, Inc., Class C*	31,846	24,167,292

See Notes to Financial Statements.

1358

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Bankrate, Inc.*	3,276	$43,571
comScore, Inc.*	1,800	74,070
Cornerstone OnDemand, Inc.*	2,792	96,408
CoStar Group, Inc.*	1,800	372,042
Criteo S.A. (ADR)*	103,496	4,098,442
Cvent, Inc.*	1,474	51,457
Demandware, Inc.*	1,836	99,089
eBay, Inc.*	62,800	1,725,744
Endurance International Group Holdings, Inc.*	3,014	32,943
Envestnet, Inc.*	2,000	59,700
Facebook, Inc., Class A*	425,327	44,514,724
GoDaddy, Inc., Class A*	1,447	46,391
Gogo, Inc.*	2,689	47,864
GrubHub, Inc.*	4,357	105,439
IAC/InterActiveCorp	4,200	252,210
j2 Global, Inc.	2,600	214,032
LinkedIn Corp., Class A*	6,569	1,478,550
LogMeIn, Inc.*	1,300	87,230
Marketo, Inc.*	13,178	378,340
NetEase, Inc. (ADR)	49,540	8,978,630
New Relic, Inc.*	1,295	47,177
NIC, Inc.	3,600	70,848
Pandora Media, Inc.*	12,295	164,876
Rackspace Hosting, Inc.*	6,300	159,516
Shutterstock, Inc.*	898	29,041
Stamps.com, Inc.*	900	98,649
Tencent Holdings Ltd.	255,800	4,990,159
Twitter, Inc.*	33,904	784,539
VeriSign, Inc.*	5,600	489,216
Web.com Group, Inc.*	2,722	54,467
WebMD Health Corp.*	2,082	100,561
Yahoo!, Inc.*	49,400	1,643,044
Yelp, Inc.*	3,093	89,078
Zillow Group, Inc., Class A*	2,597	67,626
Zillow Group, Inc., Class C*	6,089	142,970

		134,819,939

IT Services (13.6%)
Accenture plc, Class A	100,843	10,538,094
Acxiom Corp.*	4,200	87,864
Alliance Data Systems Corp.*	8,669	2,397,585
Automatic Data Processing, Inc.	94,226	7,982,827
Black Knight Financial Services, Inc., Class A*	1,151	38,052
Blackhawk Network Holdings, Inc.*	2,963	130,994
Booz Allen Hamilton Holding Corp.	6,650	205,153
Broadridge Financial Solutions, Inc.	6,600	354,618
CACI International, Inc., Class A*	1,400	129,892
Cardtronics, Inc.*	15,690	527,969
Cognizant Technology Solutions Corp., Class A*	114,691	6,883,754
Computer Sciences Corp.	12,595	411,605
Convergys Corp.	5,500	136,895
CoreLogic, Inc.*	5,000	169,300
CSRA, Inc.	12,595	377,850
DST Systems, Inc.	1,900	216,714
EPAM Systems, Inc.*	2,299	180,747

Euronet Worldwide, Inc.*	2,700	195,561

EVERTEC, Inc.	3,783	63,327
ExlService Holdings, Inc.*	2,000	89,860
Fidelity National Information Services, Inc.	50,030	3,031,818
Fiserv, Inc.*	46,390	4,242,829
FleetCor Technologies, Inc.*	4,424	632,322
Gartner, Inc.*	4,800	435,360
Genpact Ltd.*	86,429	2,158,996
Global Payments, Inc.	53,502	3,451,414
Heartland Payment Systems, Inc.	18,565	1,760,333
International Business Machines Corp.	50,645	6,969,765
Jack Henry & Associates, Inc.	4,500	351,270
Leidos Holdings, Inc.	3,625	203,943
ManTech International Corp., Class A	1,400	42,336
MasterCard, Inc., Class A	145,170	14,133,751
MAXIMUS, Inc.	3,600	202,500
NeuStar, Inc., Class A*	3,254	77,998
Paychex, Inc.	24,085	1,273,856
PayPal Holdings, Inc.*	70,135	2,538,887
Sabre Corp.	9,615	268,932
Science Applications International Corp.	2,362	108,132
SCSK Corp.	24,900	1,004,820
Syntel, Inc.*	1,800	81,450
TeleTech Holdings, Inc.	900	25,119
Teradata Corp.*	7,395	195,376
Total System Services, Inc.	63,735	3,174,003
Travelport Worldwide Ltd.	5,210	67,209
Vantiv, Inc., Class A*	67,659	3,208,390
VeriFone Systems, Inc.*	49,405	1,384,328
Virtusa Corp.*	1,700	70,278
Visa, Inc., Class A	326,563	25,324,961
Western Union Co.	28,600	512,226
WEX, Inc.*	12,768	1,128,691
Worldpay Group plc (b)*§	62,400	282,934
Xerox Corp.	55,154	586,287

		110,049,175

Semiconductors & Semiconductor Equipment (9.6%)
Advanced Micro Devices, Inc.*	37,500	107,625
Advanced Semiconductor Engineering, Inc.	178,000	203,458
Amkor Technology, Inc.*	4,600	27,968
Analog Devices, Inc.	17,800	984,696
Applied Materials, Inc.	149,913	2,798,876
ASML Holding N.V. (N.Y. Shares)	10,475	929,866
Atmel Corp.	25,300	217,833
Avago Technologies Ltd.	49,269	7,151,395
Broadcom Corp., Class A	31,900	1,844,458
Cabot Microelectronics Corp.*	1,400	61,292
Cavium, Inc.*	3,056	200,810
Cirrus Logic, Inc.*	3,500	103,355
Cree, Inc.*	5,745	153,219
Cypress Semiconductor Corp.*	18,425	180,749
Diodes, Inc.*	2,200	50,556
Disco Corp.	5,900	557,557
Entegris, Inc.*	8,100	107,487
Fairchild Semiconductor International, Inc.*	5,800	120,118
First Solar, Inc.*	4,300	283,757

See Notes to Financial Statements.

1359

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

Inotera Memories, Inc.*	282,000	$236,572
Integrated Device Technology, Inc.*	8,300	218,705
Intel Corp.	532,229	18,335,289
Intersil Corp., Class A	7,200	91,872
KLA-Tencor Corp.	20,155	1,397,749
Lam Research Corp.	91,680	7,281,226
Linear Technology Corp.	35,720	1,517,028
MA-COM Technology Solutions Holdings, Inc.*	1,248	51,031
Marvell Technology Group Ltd.	27,300	240,786
Maxim Integrated Products, Inc.	39,745	1,510,310
MediaTek, Inc.	23,000	173,819
Microchip Technology, Inc.	32,205	1,498,821
Micron Technology, Inc.*	118,980	1,684,757
Microsemi Corp.*	5,300	172,727
MKS Instruments, Inc.	11,580	416,880
Monolithic Power Systems, Inc.	2,000	127,420
NVIDIA Corp.	29,100	959,136
NXP Semiconductors N.V.*	62,190	5,239,480
OmniVision Technologies, Inc.*	3,168	91,935
ON Semiconductor Corp.*	83,702	820,280
PMC-Sierra, Inc.*	11,200	130,144
Power Integrations, Inc.	1,700	82,671
Powertech Technology, Inc.	87,000	171,456
Qorvo, Inc.*	8,108	412,697
Rambus, Inc.*	6,700	77,653
Rohm Co., Ltd.	9,000	454,833
Semtech Corp.*	3,900	73,788
Silicon Laboratories, Inc.*	2,300	111,642
Siliconware Precision Industries Co., Ltd.	140,000	215,603
Siltronic AG*	25,700	629,768
Skyworks Solutions, Inc.	138,916	10,672,916
Sumco Corp.	69,800	524,393
SunEdison Semiconductor Ltd.*	25,695	201,449
SunEdison, Inc.*	16,975	86,403
SunPower Corp.*	2,954	88,650
Synaptics, Inc.*	2,100	168,714
Taiwan Semiconductor Manufacturing Co., Ltd.	203,000	875,960
Teradyne, Inc.	11,800	243,906
Tessera Technologies, Inc.	2,600	78,026
Texas Instruments, Inc.	57,600	3,157,056
Veeco Instruments, Inc.*	2,200	45,232
Win Semiconductors Corp.	128,000	191,540
Xilinx, Inc.	14,800	695,156

		77,540,554

Software (14.2%)
ACI Worldwide, Inc.*	7,300	156,220
Activision Blizzard, Inc.	55,940	2,165,437
Adobe Systems, Inc.*	90,535	8,504,858
ANSYS, Inc.*	5,000	462,500
Aspen Technology, Inc.*	4,778	180,417
Autodesk, Inc.*	12,900	785,997
Barracuda Networks, Inc.*	1,909	35,660
Blackbaud, Inc.	2,700	177,822
CA, Inc.	18,100	516,936
Cadence Design Systems, Inc.*	17,100	355,851
CDK Global, Inc.	8,833	419,302
Citrix Systems, Inc.*	8,900	673,285
CommVault Systems, Inc.*	2,500	98,375
Electronic Arts, Inc.*	32,750	2,250,580
Ellie Mae, Inc.*	1,585	95,465
Fair Isaac Corp.	1,800	169,524
FireEye, Inc.*	7,940	164,676
Fleetmatics Group plc*	7,720	392,099
Fortinet, Inc.*	14,840	462,563
Guidewire Software, Inc.*	3,985	239,738
HubSpot, Inc.*	451	25,396
Imperva, Inc.*	63,697	4,032,657
Infoblox, Inc.*	3,189	58,646
Intuit, Inc.	88,480	8,538,320
Manhattan Associates, Inc.*	4,100	271,297
Mentor Graphics Corp.	5,600	103,152
Microsoft Corp.	797,857	44,265,106
MicroStrategy, Inc., Class A*	500	89,645
Mobileye N.V.*	5,831	246,535
NetSuite, Inc.*	2,000	169,240
Nintendo Co., Ltd.	3,800	523,115
Nuance Communications, Inc.*	13,800	274,482
Open Text Corp.	6,868	329,183
Oracle Corp.	181,700	6,637,501
Paycom Software, Inc.*	21,473	808,029
Paylocity Holding Corp.*	1,278	51,823
Pegasystems, Inc.	2,000	55,000
Progress Software Corp.*	2,904	69,696
Proofpoint, Inc.*	71,899	4,674,154
PTC, Inc.*	6,862	237,631
Qlik Technologies, Inc.*	5,100	161,466
RealPage, Inc.*	2,900	65,105
Red Hat, Inc.*	29,945	2,479,745
Rovi Corp.*	5,327	88,748
salesforce.com, Inc.*	55,220	4,329,248
ServiceNow, Inc.*	113,545	9,828,455
SolarWinds, Inc.*	3,400	200,260
Solera Holdings, Inc.	3,669	201,171
Splunk, Inc.*	7,376	433,783
SS&C Technologies Holdings, Inc.	4,600	314,042
Symantec Corp.	37,900	795,900
Synchronoss Technologies, Inc.*	2,100	73,983
Synopsys, Inc.*	8,700	396,807
Tableau Software, Inc., Class A*	43,104	4,061,259
Take-Two Interactive Software, Inc.*	4,600	160,264
TiVo, Inc.*	5,300	45,739
Tyler Technologies, Inc.*	1,800	313,776
Ultimate Software Group, Inc.*	1,575	307,928
Verint Systems, Inc.*	3,469	140,703
VMware, Inc., Class A*	4,400	248,908
Workday, Inc., Class A*	6,356	506,446
Zendesk, Inc.*	3,292	87,040
Zynga, Inc., Class A*	47,198	126,491

		115,135,180

Technology Hardware, Storage & Peripherals (5.6%)
3D Systems Corp.*	6,300	54,747
Apple, Inc.	314,268	33,079,850
BlackBerry Ltd.*	25,803	239,452
Cray, Inc.*	2,500	81,125
Diebold, Inc.	3,800	114,342
Electronics for Imaging, Inc.*	2,700	126,198
EMC Corp.	110,100	2,827,368
Fujifilm Holdings Corp.	23,700	987,121
Hewlett Packard Enterprise Co.	102,313	1,555,157

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Number of Shares	Value (Note 1)

HP, Inc.	102,848	$1,217,720
Lexmark International, Inc., Class A	3,600	116,820
NCR Corp.*	8,800	215,248
NetApp, Inc.	16,778	445,120
Nimble Storage, Inc.*	32,464	298,669
Pure Storage, Inc., Class A*	45,100	702,207
QLogic Corp.*	5,000	61,000
SanDisk Corp.	11,510	874,645
Seagate Technology plc	16,905	619,737
Super Micro Computer, Inc.*	2,000	49,020
Western Digital Corp.	20,155	1,210,308

		44,875,854

Total Information Technology		538,833,164

Total Common Stocks (76.4%) (Cost $381,742,641)		617,686,626

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(19.6%)
iShares® North American Tech ETF‡	416,450	46,055,206
Technology Select Sector SPDR® Fund	1,311,200	56,158,696
Vanguard Information Technology Index ETF	517,200	56,007,588

Total Investment Companies (19.6%) (Cost $81,512,920)		158,221,490

SHORT-TERM INVESTMENT:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, Institutional Class Shares	29,250,705	$29,250,705

Total Short-Term Investment (3.6%) (Cost $29,250,705)		29,250,705

Total Investments (99.6%) (Cost $492,506,266)		805,158,821
Other Assets Less Liabilities (0.4%)		3,007,301

Net Assets (100%)		$808,166,122

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2015, the market value of these securities amounted to $282,934 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2015, were as follows:

Securities	Value December 31, 2014	Purchases at Cost	Sales at Cost	Value December 31, 2015	Dividend Income	Realized Gain (Loss)†
iShares® North American Tech ETF*	$41,975,752	$463,997	$—	$46,055,206	$362,688	$—

*	Not affiliated at December 31, 2015.
†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2015:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$74,009,752	$382,175	$—	$74,391,927
Health Care	—	1,218,661	—	1,218,661
Industrials	2,374,285	868,589	—	3,242,874
Information Technology	522,361,482	16,471,682	—	538,833,164
Investment Companies
Exchange Traded Funds (ETFs)	158,221,490	—	—	158,221,490
Short-Term Investments	29,250,705	—	—	29,250,705

Total Assets	$786,217,714	$18,941,107	$—	$805,158,821

Total Liabilities	$—	$—	$—	$—

Total	$786,217,714	$18,941,107	$—	$805,158,821

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2015.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $69,000 for two months during the year ended December 31, 2015.

Investment security transactions for the year ended December 31, 2015 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$535,699,527
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$604,867,210

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$307,902,867
Aggregate gross unrealized depreciation	(9,295,883)

Net unrealized appreciation	$298,606,984

Federal income tax cost of investments	$506,551,837

For the year ended December 31, 2015, the Portfolio incurred approximately $218 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments at value (Cost $492,506,266)	$805,158,821
Cash	2,132,035
Foreign cash (Cost $1,355,768)	1,255,094
Receivable from Separate Accounts for Trust shares sold	288,373
Receivable for securities sold	2,013,956
Dividends, interest and other receivables	154,843
Other assets	2,530

Total assets	811,005,652

LIABILITIES
Payable for securities purchased	1,408,983
Investment management fees payable	586,637
Payable to Separate Accounts for Trust shares redeemed	453,721
Distribution fees payable – Class IB	168,479
Administrative fees payable	85,886
Trustees’ fees payable	16,755
Distribution fees payable – Class IA	3,468
Accrued expenses	115,601

Total liabilities	2,839,530

NET ASSETS	$808,166,122

Net assets were comprised of:
Paid in capital	$509,320,636
Accumulated undistributed net investment income (loss)	44,341
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(13,750,740)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	312,551,885

Net assets	$808,166,122

Class IA
Net asset value, offering and redemption price per share, $16,132,425 / 803,068 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.09

Class IB
Net asset value, offering and redemption price per share, $786,566,172 / 40,314,351 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.51

Class K
Net asset value, offering and redemption price per share, $5,467,525 / 268,542 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends ($362,688 of dividend income received from affiliates) (net of $39,352 foreign withholding tax)	$8,555,208
Interest	5,498

Total income	8,560,706

EXPENSES
Investment management fees	7,745,105
Distribution fees – Class IB	1,983,286
Administrative fees	1,007,767
Custodian fees	98,000
Professional fees	61,230
Distribution fees – Class IA	41,060
Printing and mailing expenses	39,048
Trustees’ fees	16,193
Offering costs	10,509
Miscellaneous	20,949

Gross expenses	11,023,147
Less: Waiver from investment manager	(571,651)

Net expenses	10,451,496

NET INVESTMENT INCOME (LOSS)	(1,890,790)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	46,577,317
Foreign currency transactions	(68,570)

Net realized gain (loss)	46,508,747

Change in unrealized appreciation (depreciation) on:
Investments ($3,615,457 of change in unrealized appreciation (depreciation) from affiliates)	4,856,794
Foreign currency translations	(31,708)

Net change in unrealized appreciation (depreciation)	4,825,086

NET REALIZED AND UNREALIZED GAIN (LOSS)	51,333,833

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,443,043

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,890,790)	$(1,513,233)
Net realized gain (loss) on investments and foreign currency transactions	46,508,747	80,103,699
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,825,086	18,015,396

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,443,043	96,605,862

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,146,048)	(1,082,184)
Class IB	(57,035,152)	(55,244,236)
Class K	(377,606)	(361,299)

TOTAL DISTRIBUTIONS	(58,558,806)	(56,687,719)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 40,355 and 85,779 shares, respectively ]	852,400	1,756,541
Capital shares issued in reinvestment of distributions [ 57,922 and 52,866 shares, respectively ]	1,146,048	1,082,184
Capital shares repurchased [ (105,121) and (117,661) shares, respectively ]	(2,208,855)	(2,357,768)

Total Class IA transactions	(210,407)	480,957

Class IB
Capital shares sold [ 4,755,995 and 4,806,966 shares, respectively ]	96,574,253	96,029,550
Capital shares issued in reinvestment of distributions [ 2,966,894 and 2,772,865 shares, respectively]	57,035,152	55,244,236
Capital shares repurchased [ (7,163,302) and (6,632,690) shares, respectively ]	(145,418,084)	(130,655,697)

Total Class IB transactions	8,191,321	20,618,089

Class K
Capital shares sold [ 218,261 and 336,418 shares, respectively ]	4,583,848	6,965,443
Capital shares issued in reinvestment of distributions [ 18,841 and 17,469 shares, respectively ]	377,606	361,299
Capital shares repurchased [ (253,170) and (141,757) shares, respectively ]	(5,334,786)	(2,894,864)

Total Class K transactions	(373,332)	4,431,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,607,582	25,530,924

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,508,181)	65,449,067
NET ASSETS:
Beginning of year	809,674,303	744,225,236

End of year (a)	$808,166,122	$809,674,303

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$44,341	$106,631

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.35	$19.23	$14.18	$12.50	$13.10

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.04)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.29	2.65	5.08	1.69	(0.57)

Total from investment operations	1.24	2.61	5.05	1.68	(0.60)

Less distributions:
Distributions from net realized gains	(1.50)	(1.49)	—	—	—

Net asset value, end of year	$20.09	$20.35	$19.23	$14.18	$12.50

Total return	6.29%	13.55%	35.61%	13.44%	(4.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,132	$16,481	$15,170	$12,142	$12,244
Ratio of expenses to average net assets:
After waivers (f)	1.28%	1.37%	1.40%	1.40%	1.14%
After waivers and fees paid indirectly (f)	1.28%	1.37%	1.39%	1.39%	1.13%
Before waivers and fees paid indirectly (f)	1.35%	1.40%	1.40%	1.40%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.23)%	(0.20)%	(0.17)%	(0.11)%	(0.27)%
After waivers and fees paid indirectly (f)	(0.23)%	(0.20)%	(0.16)%	(0.10)%	(0.26)%
Before waivers and fees paid indirectly (f)	(0.30)%	(0.23)%	(0.17)%	(0.11)%	(0.27)%
Portfolio turnover rate^	67%	59%	64%	62%	78%

Class IB	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.81	$18.75	$13.83	$12.19	$12.81

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.04)	(0.03)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.25	2.59	4.95	1.65	(0.55)

Total from investment operations	1.20	2.55	4.92	1.64	(0.62)

Less distributions:
Distributions from net realized gains	(1.50)	(1.49)	—	—	—

Net asset value, end of year	$19.51	$19.81	$18.75	$13.83	$12.19

Total return	6.26%	13.58%	35.57%	13.45%	(4.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$786,566	$787,345	$727,651	$607,397	$580,608
Ratio of expenses to average net assets:
After waivers (f)	1.28%	1.37%	1.40%	1.40%	1.39%
After waivers and fees paid indirectly (f)	1.28%	1.37%	1.39%	1.39%	1.38%
Before waivers and fees paid indirectly (f)	1.35%	1.40%	1.40%	1.40%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.23)%	(0.20)%	(0.17)%	(0.10)%	(0.53)%
After waivers and fees paid indirectly (f)	(0.23)%	(0.20)%	(0.16)%	(0.09)%	(0.52)%
Before waivers and fees paid indirectly (f)	(0.30)%	(0.23)%	(0.17)%	(0.10)%	(0.53)%
Portfolio turnover rate^	67%	59%	64%	62%	78%

See Notes to Financial Statements.

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	Year Ended December 31,			August 29, 2012* to December 31, 2012
Class K	2015	2014	2013
Net asset value, beginning of period	$20.55	$19.37	$14.20	$14.48

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.31	2.63	5.12	(0.31)

Total from investment operations	1.31	2.67	5.17	(0.28)

Less distributions:
Distributions from net realized gains	(1.50)	(1.49)	—	—

Net asset value, end of period	$20.36	$20.55	$19.37	$14.20

Total return (b)	6.57%	13.76%	36.41%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,468	$5,849	$1,404	$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.03%	1.10%	1.15%	1.14%
After waivers and fees paid indirectly (a)(f)	1.03%	1.10%	1.14%	1.13%
Before waivers and fees paid indirectly (a)(f)	1.10%	1.14%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.02%	0.17%	0.29%	0.58%
After waivers and fees paid indirectly (a)(f)	0.02%	0.17%	0.30%	0.59%
Before waivers and fees paid indirectly (a)(f)	(0.05)%	0.13%	0.29%	0.58%
Portfolio turnover rate^	67%	59%	64%	62%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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December 31, 2015

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eighty-two diversified portfolios and three non-diversified portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On April 16, 2014, AXA Equitable contributed $25,000 in seed capital into each of Class IB and Class K of the AXA/Horizon Small Cap Value Portfolio, the AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio and the AXA/Pacific Global Small Cap Value Portfolio.

On June 13, 2014, AXA Equitable contributed $100 split evenly in seed capital into Class IA, Class IB and Class K of each of the Multimanager Aggressive Equity Portfolio, the Multimanager Core Bond Portfolio, the Multimanager Mid Cap Growth Portfolio, the Multimanager Mid Cap Value Portfolio and the Multimanager Technology Portfolio.

On February 9, 2015 FMG LLC contributed capital of $50,000,000 into Class K of AXA/Loomis Sayles Growth Portfolio.

On April 30, 2015, FMG LLC contributed seed capital in the following amounts into the specific classes as shown below. Operations for these classes started on May 1, 2015.

Portfolios	Class	Seed capital
AXA/AB Dynamic Growth	Class IB	$100,000
AXA/AB Dynamic Growth	Class K	9,900,000
AXA/DoubleLine Opportunistic Core Plus Bond	Class IB	100,000
AXA/DoubleLine Opportunistic Core Plus Bond	Class K	49,900,000
AXA/Goldman Sachs Strategic Allocation	Class IB	100,000
AXA/Goldman Sachs Strategic Allocation	Class K	9,900,000
AXA/Invesco Strategic Allocation	Class IB	100,000
AXA/Invesco Strategic Allocation	Class K	9,900,000
AXA/Horizon Small Cap Value	Class IB	100,000
AXA/Lord Abbett Micro Cap	Class IB	100,000
AXA/Morgan Stanley Small Cap Growth	Class IB	100,000
AXA/Pacific Global Small Cap Value	Class IB	100,000
EQ/Large Cap Value Index	Class K	100,000

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Manager and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Manager, independently choose and maintain a portfolio of securities for the Portfolio(s).

Each of the All Asset Moderate Growth-Alt 15 Portfolio, the All Asset Growth-Alt 20 Portfolio, the All Asset Aggressive-Alt 25 Portfolio, the All Asset Aggressive-Alt 50 Portfolio and the All Asset Aggressive-Alt 75 Portfolio (each, an “All Asset Portfolio” and together, the “All Asset Portfolios”) is a type of mutual fund often described as a “fund-of-funds”. The All Asset Portfolios pursue their investment objectives by investing exclusively in other mutual funds managed by FMG LLC and other unaffiliated investment companies or exchange-traded funds (“ETFs”).

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Each of the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio (each, an “AXA Strategy Portfolio” and together, the “AXA Strategy Portfolios”) and AXA/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as “fund-of-funds.” The AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategy Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

Each of the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds”. The ETF Portfolios pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

Each of the AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and the ATM Small Cap Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio may employ multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers, subject to the supervision of the Manager, independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will be managing its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser or Sub-Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Advisers, the Multiadviser Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K. As of and during the year ended December 31, 2015, the Trust had Class IB shares outstanding for each Portfolio except for the ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and ATM Small Cap Managed Volatility Portfolio. During the year ended December 31, 2015, the Trust had Class IA shares outstanding for certain Portfolios as shown in the respective Statements of Assets and Liabilities. In addition, during the year ended December 31, 2015, the Trust had Class K shares outstanding for certain Portfolios as

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December 31, 2015

shown in the Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Moderate Growth-Alt 15 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

All Asset Aggressive-Alt 25 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

All Asset Aggressive-Alt 50 Portfolio — Seeks long-term capital appreciation.

All Asset Aggressive-Alt 75 Portfolio — Seeks long-term capital appreciation.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/Energy ETF Portfolio — Seeks long-term capital appreciation.

EQ/Low Volatility Global ETF Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

AXA Global Equity Managed Volatility Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”), Morgan Stanley Investment Management, Inc. (“MSIM”) and OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST Partners, LLC (“EARNEST”), WHV Investments (“Wentworth”) and its affiliate Hirayama Investments, LLC, and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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AXA International Value Managed Volatility Portfolio (sub-advised by BlackRock and Northern Cross LLC) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital Guardian Trust Company (“Capital Guardian”), Institutional Capital LLC (“ICAP”) and Thornburg Investment Management, Inc.) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, Marsico Capital Management, LLC (“Marsico”), T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wells Capital Management, Inc. (“Wells Capital Management”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Value Managed Volatility Portfolio (sub-advised by AllianceBernstein L.P. (“AB”) (an affiliate of FMG LLC), BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Natural Resources Portfolio (formerly EQ/Natural Resources PLUS Portfolio) (sub-advised by AB) — Seeks to achieve long-term growth of capital.

AXA SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC (an affiliate of FMG LLC)) — Seeks to achieve long-term capital appreciation.

AXA/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

AXA/AB Dynamic Moderate Growth Portfolio (formerly EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio) (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

AXA/AB Short Duration Government Bond Portfolio (formerly EQ/AllianceBernstein Short Duration Government Bond Portfolio) (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

AXA/AB Small Cap Growth Portfolio (formerly EQ/AllianceBernstein Small Cap Growth Portfolio) (sub-advised by AB) — Seeks to achieve long-term growth of capital.

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to maximize current income and total return.

AXA/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Goldman Sachs Strategic Allocation Portfolio — (sub-advised by Goldman Sachs Asset Management L.P.) — Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

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AXA/Horizon Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Asset Management LLC) — Seeks to achieve long-term growth of capital.

AXA/Invesco Strategic Allocation Portfolio (sub-advised by Invesco Advisers, Inc. (“Invesco”)) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Loomis Sayles Growth Portfolio (sub-advised by Loomis, Sayles & Company L.P. (“Loomis Sayles”)) — Seeks to achieve capital appreciation.

AXA/Lord Abbett Micro Cap Portfolio (sub-advised by BlackRock and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

AXA/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM)—Seeks to achieve long-term growth of capital.

AXA/Mutual Large Cap Equity Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Pacific Global Small Cap Value Portfolio (sub-advised by BlackRock and Pacific Global Investment Management Company — Seeks to achieve long-term growth of capital.

AXA/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

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EQ/Boston Advisors Equity Income Portfolio (sub-advised by Boston Advisors, LLC.) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (sub-advised by Calvert Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Convertible Securities Portfolio (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

EQ/Core Bond Index Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government/Credit Bond Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/GAMCO Mergers and Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (sub-advised by BlackRock, First International Advisors, LLC and Wells Capital Management) — Seeks to achieve capital growth and current income.

EQ/High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc. (an affiliate of FMG LLC) and Post Advisory Group, LLP) — Seeks to maximize current income.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government Bond Index.

EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

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EQ/Large Cap Value Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

EQ/Money Market Portfolio (sub-advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Morgan Stanley Mid Cap Growth Portfolio (sub-advised by MSIM) — Seeks to achieve capital growth.

EQ/Oppenheimer Global Portfolio (sub-advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Real Estate PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to provide long-term capital appreciation and current income.

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Wells Fargo Omega Growth Portfolio (sub-advised by Wells Capital Management) — Seeks to achieve long-term capital growth.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge Investments, LLC, Marsico, Scotia Institutional Asset Management US, Ltd., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Mid Cap Growth Portfolio (sub-advised by AB, BlackRock, Franklin Advisers and Wellington Management) — Seeks to achieve long-term growth of capital.

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Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill, Knightsbridge Asset Management LLC and Lord Abbett) — Seeks to achieve long-term growth of capital.

Multimanager Technology Portfolio (sub-advised by Allianz Global Investors U.S. LLC, SSGA FM and Wellington Management) — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

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Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Centrally cleared swaps are priced using the value determined by the central counterparty (“CCP”) at the end of the day. If the CCP price is unavailable, a price provided by an approved pricing service will be used.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

During the year ended December 31, 2015, each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA Natural Resources Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/MFS International Growth Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values (“NAVs”) of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

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Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2015, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available “observable” market inputs to determine price.

Transfers into and transfers out of Level 3, if material, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Sub-Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from the pricing agents. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value (“NAV”) is determined may be reflected in the Trust’s calculation of NAV for each applicable Portfolio when FMG LLC deems that the particular event or circumstance would

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materially affect such Portfolio’s NAV. The value and percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2015 are as follows:

Portfolios:	Market Value:	Percentage of Total Investments
AXA Global Equity Managed Volatility	$1,011,277,678	50.6%
AXA International Core Managed Volatility	1,169,884,193	75.9
AXA International Value Managed Volatility	879,945,301	95.7
AXA Large Cap Core Managed Volatility	9,990,635	0.4
AXA Large Cap Growth Managed Volatility	20,437,597	0.4
AXA Large Cap Value Managed Volatility	22,298,606	0.5
AXA Mid Cap Value Managed Volatility	21,899,508	1.1
AXA Natural Resources	6,290,805	41.4
AXA SmartBeta Equity	4,468,672	34.5
AXA/AB Dynamic Moderate Growth	374,967,056	19.1
AXA/Franklin Balanced Managed Volatility	19,072,987	1.7
AXA/Franklin Small Cap Value Managed Volatility	4,150,166	1.8
AXA/Horizon Small Cap Value	1,061,858	0.8
AXA/Morgan Stanley Small Cap Growth	4,430,848	1.8
AXA/Mutual Large Cap Equity Managed Volatility	43,588,037	7.5
AXA/Templeton Global Equity Managed Volatility	389,289,233	52.3
AXA International Managed Volatility	1,587,427,784	99.0
ATM International Managed Volatility	1,618,384,404	99.5
EQ/Emerging Markets Equity PLUS	8,183,845	29.3
EQ/GAMCO Mergers and Acquisitions	21,016,878	9.4
EQ/GAMCO Small Company Value	67,093,951	2.5
EQ/International Equity Index	1,652,085,987	99.2
EQ/MFS International Growth	1,033,941,018	85.5
EQ/Morgan Stanley Mid Cap Growth	8,843,488	1.0
EQ/Oppenheimer Global	90,826,825	48.3
EQ/Real Estate PLUS	8,521,145	27.1
EQ/T. Rowe Price Growth Stock	10,774,295	1.3
Multimanager Aggressive Equity	3,215,715	0.3
Multimanager Mid Cap Growth	1,444,957	0.9
Multimanager Mid Cap Value	1,826,324	1.0
Multimanager Technology	18,941,107	2.4
Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and

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foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2015. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred during the year ended December 31, 2014 by the Portfolios shown below were:

Portfolios:	Amount
AXA/Horizon Small Cap Value	$23,569
AXA/Lord Abbett Micro Cap	23,427
AXA/Morgan Stanley Small Cap Growth	23,427
AXA/Pacific Global Small Cap Value	23,427
Multimanager Aggressive Equity	23,387
Multimanager Core Bond	23,387
Multimanager Mid Cap Growth	23,387
Multimanager Mid Cap Value	23,387
Multimanager Technology	23,387

Offering costs incurred during the year ended December 31, 2015 by the Portfolios shown below were:

Portfolios:	Amount
AXA/AB Dynamic Growth	$65,303
AXA/DoubleLine Opportunistic Core Plus Bond	41,535
AXA/Goldman Sachs Strategic Allocation	41,535
AXA/Invesco Strategic Allocation	41,535

Offering costs are amortized and recorded as an expense on a straight line basis over 12 months from the date of a Portfolio’s commencement of public offering of shares.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

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The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations of the Portfolios. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily and Multimanager Core Bond Portfolio declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to Loss Deferrals due to investments in affiliated Fund of Fund Investments ( All Asset Growth-Alt 20, AXA/Franklin Templeton Allocation Managed Volatility), Partnership Basis Adjustments (All Asset Aggressive-Alt 50 and All Asset Aggressive-Alt 75), Capital Loss Carryover (AXA Large Cap Value Managed Volatility, AXA/Mutual Large Cap Equity, AXA/Templeton Global Equity Managed Volatility, EQ/Energy ETF, AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Mid Cap Value Managed Volatility, AXA Natural Resources, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Invesco Strategic Allocation, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Emerging Markets Equity PLUS, EQ/High Yield Bond, EQ/International Equity Index, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Mid Cap Index, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Core Bond and Multimanager Mid Cap Value), Deferral of losses on offsetting positions (AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA International Core

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Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA/Franklin Balanced Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Templeton Global Equity Managed Volatility, Multimanager Aggressive Equity), Wash Sale Loss Deferrals (AXA International Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, AXA Natural Resources, AXA/Lord Abbett Micro Cap, AXA/Mutual Large Cap Equity Managed Volatility, EQ/BlackRock Basic Value Equity, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/Invesco Comstock, AXA International Managed Volatility, EQ/Large Cap Value Index, EQ/PIMCO Global Real Return, EQ/Real Estate PLUS, Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Technology) and Post-October Loss Deferrals (AXA Large Cap Value Managed Volatility, AXA Natural Resources Portfolio, AXA/Franklin Balanced Managed Volatility, AXA/Invesco Strategic Allocation, AXA/Lord Abbett Micro-Cap, AXA/Pacific Global Small Cap Value, ATM International Managed Volatility, EQ/Calvert Socially Responsible, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/High Yield Bond, EQ/Real Estate PLUS and EQ/Wells Fargo Omega Growth). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2015 and December 31, 2014, were as follows:

	Year Ended December 31, 2015				Year Ended December 31, 2014
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Moderate Growth-Alt 15	$223,745	$253,567	$4,063	$312,144	$294,762	$104,149	$3,090	$242,354
All Asset Growth-Alt 20	4,338,800	5,816,686	8,616	4,937,488	4,294,195	7,178,979	1,762,231	2,854,533
All Asset Aggressive-Alt 25	187,918	358,567	3,026	424,581	275,663	119,676	3,560	348,658
All Asset Aggressive-Alt 50	65,219	140,365	746	49,806	122,219	—	1,117	68,009
All Asset Aggressive-Alt 75	74,443	104,772	482	24,310	141,745	—	1,291	27,543
AXA Ultra Conservative Strategy	305,062	29,506	104,775	73,029	38,184	24,769	507	14,589
AXA Conservative Strategy	7,125,120	674,867	—	2,242,520	5,686,691	5,138,631	369,724	85,678
AXA Conservative Growth Strategy	13,283,257	8,983,015	—	6,665,688	13,525,258	16,243,533	58,678	7,066,988
AXA Balanced Strategy	31,265,941	24,929,906	15,017	18,644,350	32,523,425	45,951,367	59,821	19,579,003
AXA Moderate Growth Strategy	69,426,417	62,291,463	—	45,391,428	75,354,303	121,672,567	189,272	49,076,476
AXA Growth Strategy	45,239,731	40,008,131	—	32,086,873	43,167,564	69,351,236	—	30,831,181
AXA Aggressive Strategy	27,985,920	22,595,344	—	20,701,620	22,983,565	27,898,031	—	16,863,625
AXA/Franklin Templeton Allocation Managed Volatility	17,371,595	6,448,902	27,270	1,288,934	24,263,499	4,716,388	75,338	2,035,209
EQ/Energy ETF	91,350	—	—	—	115,444	—	—	—
EQ/Low Volatility Global ETF	169,211	69,050	—	—	165,326	201	1,154	8,692
AXA Global Equity Managed Volatility	21,523,306	—	—	—	24,099,419	—	—	—
AXA International Core Managed Volatility	1,075,789	—	—	—	28,510,953	—	245,433	—
AXA International Value Managed Volatility	1,134,846	—	—	—	20,696,788	—	—	—
AXA Large Cap Core Managed Volatility	27,145,667	38,897,762	—	5,794,651	45,690,674	97,236,258	—	14,124,780

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	Year Ended December 31, 2015				Year Ended December 31, 2014
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Large Cap Growth Managed Volatility	$222,424,287	$18,124,475	$—	$—	$13,129,339	$219,901	$—	$18,451,634
AXA Large Cap Value Managed Volatility	88,135,779	—	—	—	81,461,642	—	—	—
AXA Mid Cap Value Managed Volatility	16,687,485	—	—	—	13,478,112	—	—	—
AXA Natural Resources	542,396	—	956	—	402,469	110,885	—	—
AXA SmartBeta Equity	172,359	19,671	1,123	—	318,183	—	1,360	16
AXA/AB Dynamic Growth	213,010	31,132	133,970	—	—	—	—	—
AXA/AB Dynamic Moderate Growth	25,386,394	10,256,170	2,370,387	—	24,523,660	7,719,556	5,697,722	47,852
AXA/AB Short Duration Government Bond	—	—	—	—	—	—	—	—
AXA/AB Small Cap Growth	748,776	207,950,617	—	25,650,588	14,126,682	212,549,081	10,538	27,489,129
AXA/DoubleLine Opportunistic Core Plus Bond	1,143,761	—	—	—	—	—	—	—
AXA/Franklin Balanced Managed Volatility	32,185,496	—	—	—	34,060,571	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	982,898	—	—	—	518,487	—	—	—
AXA/Goldman Sachs Strategic Allocation	198,391	—	33,759	—	—	—	—	—
AXA/Horizon Small Cap Value	1,357,034	5,027,862	—	—	1,163,792	3,490,034	—	—
AXA/Invesco Strategic Allocation	74,032	—	4,154	—	—	—	—	—
AXA/Loomis Sayles Growth	6,672,506	127,214	456,404	225,929	6,859,815	54,834,224	1,001,639	81,171
AXA/Lord Abbett Micro Cap	3,454,472	10,958,774	—	—	—	—	—	1,514,414
AXA/Morgan Stanley Small Cap Growth	—	8,625,486	—	285,989	—	8,493,201	—	16,246
AXA/Mutual Large Cap Equity Managed Volatility	13,384,738	—	1,041,375	—	13,993,407	—	1,087,515	—
AXA/Pacific Global Small Cap Value	790,107	2,081,847	—	—	781,352	3,408,257	—	263,568
AXA/Templeton Global Equity Managed Volatility	1,282,187	—	—	—	13,857,764	—	—	—
AXA 500 Managed Volatility	151,557,414	54,671,701	—	—	129,091,431	118,926,665	14,934,450	21,856,944
AXA 400 Managed Volatility	5,206,511	33,540,102	—	827,653	14,159,010	18,543,224	587,402	4,186,582
AXA 2000 Managed Volatility	37,677,554	85,716,183	—	1,202,842	48,157,313	79,502,487	7,184,882	13,347,125
AXA International Managed Volatility	20,327,855	31,830,119	—	—	34,335,590	7,659,095	19,876,737	2,938,873
ATM International Managed Volatility	6,745,029	34,288,488	—	—	64,059,274	24,281,383	434,931	—
ATM Large Cap Managed Volatility	82,754,894	175,406,823	—	2,427,020	134,409,796	317,826,550	14,978,402	72,676,840
ATM Mid Cap Managed Volatility	3,378,517	24,300,842	156,935	1,291,374	5,804,478	44,983,022	794,640	7,107,733

1381

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

	Year Ended December 31, 2015				Year Ended December 31, 2014
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
ATM Small Cap Managed Volatility	$19,047,156	$76,906,793	$3,000	$2,641,920	$18,553,303	$84,328,021	$3,670,462	$19,976,710
EQ/BlackRock Basic Value Equity	26,783,616	—	—	—	22,150,561	—	840,305	—
EQ/Boston Advisors Equity Income	13,150,643	64,235,065	—	—	19,981,552	74,592,819	289,885	15,081,942
EQ/Calvert Socially Responsible	2,032,638	13,611,258	8,157	2,293,309	977,375	1,061,137	28,244	106,854
EQ/Capital Guardian Research	2,140,173	—	—	—	2,501,712	—	—	—
EQ/Common Stock Index	75,868,165	—	—	—	69,508,039	—	—	—
EQ/Convertible Securities	614,688	268,165	—	—	754,888	6,157	141,213	160,611
EQ/Core Bond Index	140,201,954	—	—	—	128,374,779	—	—	—
EQ/Emerging Markets Equity PLUS	328,032	—	—	—	429,982	49,905	13,255	—
EQ/Equity 500 Index	74,870,629	77,205,483	—	2,792,791	65,420,171	48,085,620	883,581	4,943,411
EQ/GAMCO Mergers and Acquisitions	7,737,767	4,041,262	2,404,003	940,141	4,629,779	6,693,645	590,952	337,696
EQ/GAMCO Small Company Value	15,175,098	145,602,414	—	8,330,579	7,675,800	99,648,881	—	31,485,176
EQ/Global Bond PLUS	362,584	220,142	—	—	6,052,104	1,438,262	360,843	220,142
EQ/High Yield Bond	9,196,191	—	—	—	7,758,079	—	76,291	—
EQ/Intermediate Government Bond	66,044,845	9,030,334	—	566,227	53,416,265	4,724,067	—	755,782
EQ/International Equity Index	42,577,164	—	—	—	53,376,348	—	135,689	—
EQ/Invesco Comstock	4,834,521	—	510,891	—	3,242,041	—	735,010	—
EQ/JPMorgan Value Opportunities	2,683,594	—	—	—	1,662,124	—	—	—
EQ/Large Cap Growth Index	13,130,349	107,791,202	—	1,061,879	18,781,557	136,328,262	1,513,356	4,866,913
EQ/Large Cap Value Index	10,915,290	14,349,076	—	725,534	8,845,987	—	—	—
EQ/MFS International Growth	12,958,304	15,499,943	—	2,326,789	22,025,897	41,011,889	3,100,404	—
EQ/Mid Cap Index	14,191,537	—	—	—	12,658,355	—	—	—
EQ/Money Market	6,009	—	166	—	3,774	—	5,751	—
EQ/Morgan Stanley Mid Cap Growth	—	24,219,945	—	370,000	4,151,382	127,706,702	—	10,944,334
EQ/Oppenheimer Global	501,154	—	388,155	—	761,094	—	195,771	—
EQ/PIMCO Global Real Return	992,927	—	127,177	—	1,552,043	—	701,239	—
EQ/PIMCO Ultra Short Bond	11,444,762	—	148,715	—	11,832,945	—	—	—
EQ/Quality Bond PLUS	19,938,677	—	223,658	—	18,365,129	—	2,115,758	—
EQ/Real Estate PLUS	171,029	32,357	496,987	—	1,865,597	7,866	173,638	40,359
EQ/Small Company Index	11,713,427	77,626,395	—	6,737,727	7,975,776	84,123,150	—	3,506,434
EQ/T. Rowe Price Growth Stock	—	30,075,150	—	2,436,847	—	—	—	—
EQ/UBS Growth and Income	1,745,113	11,312,521	337,507	1,841,076	525,536	20,444	—	1,552,677
EQ/Wells Fargo Omega Growth	720,511	28,098,676	—	2,121	11,330,033	38,967,010	677,139	8,684,869

1382

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

	Year Ended December 31, 2015				Year Ended December 31, 2014
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
Multimanager Aggressive Equity	$1,763,007	$—	$—	$—	$1,105,639	$—	$95,235	$—
Multimanager Core Bond	14,145,750	—	603,746	—	22,129,339	—	1,516,443	—
Multimanager Mid Cap Growth	177,331	14,940,103	—	654,801	2,968,037	16,209,448	143,709	3,052,474
Multimanager Mid Cap Value	1,527,677	—	—	—	1,177,443	—	—	—
Multimanager Technology	333,013	58,225,793	—	3,180,226	5,128,599	51,559,120	437,929	11,663,549

The following Portfolios had a Return of Capital during the year ended December 31, 2015:

Portfolios:	Return of Capital
EQ/Energy ETF	$2,885
EQ/Low Volatility Global ETF	17,186
AXA/Horizon Small Cap Value	388,697
AXA/Pacific Global Small Cap Value	73,665
EQ/Convertible Securities	9,140

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2014:

Portfolios:	Return of Capital
EQ/Energy ETF	$11,226
EQ/International ETF	86,938
AXA/Horizon Small Cap Value	268,434

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2015 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Moderate Growth-Alt 15	$44,533	$(44,532)	$(1)
All Asset Growth-Alt 20	544,026	(544,026)	—
All Asset Aggressive-Alt 25	46,979	(46,979)	—
All Asset Aggressive-Alt 50	7,070	(7,070)	—
All Asset Aggressive-Alt 75	12,870	(12,870)	—
AXA Ultra Conservative Strategy	36,807	(36,807)	—
AXA Conservative Strategy	1,611,695	(1,611,695)	—
AXA Conservative Growth Strategy	5,450,112	(5,450,112)	—
AXA Balanced Strategy	15,368,714	(15,368,714)	—
AXA Moderate Growth Strategy	38,053,247	(38,053,247)	—
AXA Growth Strategy	26,721,458	(26,721,458)	—
AXA Aggressive Strategy	17,142,834	(17,142,834)	—
AXA/Franklin Templeton Allocation Managed Volatility	(102,686)	102,686	—
EQ/Energy ETF	—	—	—
EQ/Low Volatility Global ETF	749	(749)	—
AXA Global Equity Managed Volatility	(2,834,357)	2,862,395	(28,038)

1383

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA International Core Managed Volatility	$(27,194,356)	$40,633,181	$(13,438,825)
AXA International Value Managed Volatility	(21,954,499)	24,119,859	(2,165,360)
AXA Large Cap Core Managed Volatility	(290,266)	309,532	(19,266)
AXA Large Cap Growth Managed Volatility	(702,099)	954,093	(251,994)
AXA Large Cap Value Managed Volatility	2,529,918	734,101	(3,264,019)
AXA Mid Cap Value Managed Volatility	2,946,430	(87,682)	(2,858,748)
AXA Natural Resources	(212)	(1,292)	1,504
AXA SmartBeta Equity	(5,210)	5,931	(721)
AXA/AB Dynamic Growth	(193,778)	242,802	(49,024)
AXA/AB Dynamic Moderate Growth	4,864,905	(4,865,627)	722
AXA/AB Short Duration Government Bond	2,588,504	(999,427)	(1,589,077)
AXA/AB Small Cap Growth	(618,552)	890,872	(272,320)
AXA/DoubleLine Opportunistic Core Plus Bond	143,976	(114,513)	(29,463)
AXA/Franklin Balanced Managed Volatility	(828,644)	1,192,909	(364,265)
AXA/Franklin Small Cap Value Managed Volatility	34,583	168,826	(203,409)
AXA/Goldman Sachs Strategic Allocation	29,717	3,686	(33,403)
AXA/Horizon Small Cap Value	373,967	(572,817)	198,850
AXA/Invesco Strategic Allocation	29,388	823	(30,211)
AXA/Loomis Sayles Growth	1,572	(1,572)	—
AXA/Lord Abbett Micro Cap	415,203	(590,944)	175,741
AXA/Morgan Stanley Small Cap Growth	1,175,481	109,941	(1,285,422)
AXA/Mutual Large Cap Equity Managed Volatility	3,698,910	(3,698,906)	(4)
AXA/Pacific Global Small Cap Value	105,151	(87,077)	(18,074)
AXA/Templeton Global Equity Managed Volatility	(8,945,918)	9,150,595	(204,677)
AXA 500 Managed Volatility	91,979	(52,292)	(39,687)
AXA 400 Managed Volatility	(42,547)	42,547	—
AXA 2000 Managed Volatility	620,487	(620,487)	—
AXA International Managed Volatility	(21,788,379)	49,223,860	(27,435,481)
ATM International Managed Volatility	(25,461,854)	83,941,044	(58,479,190)
ATM Large Cap Managed Volatility	(34,805)	34,805	—
ATM Mid Cap Managed Volatility	(40,728)	40,728	—
ATM Small Cap Managed Volatility	89,511	6,015	(95,526)
EQ/BlackRock Basic Value Equity	(835,771)	2,885,384	(2,049,613)
EQ/Boston Advisors Equity Income	(660,135)	817,285	(157,150)
EQ/Calvert Socially Responsible	(20,098)	20,098	—
EQ/Capital Guardian Research	403,695	153,159	(556,854)
EQ/Common Stock Index	178,224	3,243,854	(3,422,078)
EQ/Convertible Securities	66,976	(62,264)	(4,712)
EQ/Core Bond Index	443,306	(55,781)	(387,525)
EQ/Emerging Markets Equity PLUS	2,906	5,381	(8,287)
EQ/Equity 500 Index	109,741	(109,741)	—
EQ/GAMCO Mergers and Acquisitions	(11,495)	11,574	(79)
EQ/GAMCO Small Company Value	(482,633)	482,633	—
EQ/Global Bond PLUS	(7,872,965)	10,943,467	(3,070,502)
EQ/High Yield Bond	(124,352)	163,507	(39,155)
EQ/Intermediate Government Bond	176,292	(176,292)	—
EQ/International Equity Index	236,254	(81,159)	(155,095)
EQ/Invesco Comstock	1,866,105	(1,857,644)	(8,461)
EQ/JPMorgan Value Opportunities	(31,554)	74,041	(42,487)
EQ/Large Cap Growth Index	(67,264)	67,264	—

1384

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Large Cap Value Index	$97,960	$28,396	$(126,356)
EQ/MFS International Growth	(257,625)	257,625	—
EQ/Mid Cap Index	990,891	282,135	(1,273,026)
EQ/Money Market	—	—	—
EQ/Morgan Stanley Mid Cap Growth	8,040,800	(4,454,137)	(3,586,663)
EQ/Oppenheimer Global	(21,920)	21,920	—
EQ/PIMCO Global Real Return	787,725	(788,547)	822
EQ/PIMCO Ultra Short Bond	237,583	4,687,013	(4,924,596)
EQ/Quality Bond PLUS	3,700,162	(3,700,162)	—
EQ/Real Estate PLUS	(122,510)	121,748	762
EQ/Small Company Index	285,134	154,247	(439,381)
EQ/T. Rowe Price Growth Stock	2,734,242	36,804	(2,771,046)
EQ/UBS Growth and Income	(12,215)	12,215	—
EQ/Wells Fargo Omega Growth	1,720,517	5,134	(1,725,651)
Multimanager Aggressive Equity	(109,779)	315,049	(205,270)
Multimanager Core Bond	2,749,723	(2,739,215)	(10,508)
Multimanager Mid Cap Growth	813,348	(256,389)	(556,959)
Multimanager Mid Cap Value	324,548	34,511	(359,059)
Multimanager Technology	1,828,500	1,806	(1,830,306)

The significant permanent book to tax differences related to the adjustments above are related to Short Term Capital Gain Distributions Received from Fund of Fund Investments: (AXA Aggressive Strategy, AXA Growth Strategy, AXA Moderate Growth Strategy), Reclassification of Gain and Losses from foreign currency transactions (AXA Global Equity Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Templeton Global Equity Managed Volatility, EQ/Global Bond PLUS, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA International Managed Volatility, ATM International Managed Volatility, EQ/Invesco Comstock, EQ/PIMCO Global Real Return and EQ/Real Estate PLUS) Net Operating losses (AXA International Managed Volatility, ATM International Managed Volatility, AXA International Core Managed Volatility Portfolio, EQ/Global Bond PLUS and EQ/Morgan Stanley Mid Cap Growth), Ordinary Loss Netting to reduce Short Term Capital Gain (EQ/Global Bond PLUS, EQ/Morgan Stanley Mid Cap Growth, EQ/PIMCO Global Real Return, AXA International Managed Volatility and ATM International Managed Volatility) and reclassification of Swap Gain to Income (EQ/Real Estate PLUS).

Net Capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2015, the following Portfolios deferred to January 1, 2016 post-October losses of:

	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
All Asset Moderate Growth-Alt 15	$—	$20	$—
All Asset Aggressive-Alt 75	—	1,520	—
EQ/Energy ETF	—	5,611	—
AXA Global Equity Managed Volatility	—	—	407,831
AXA International Core Managed Volatility	1,336,755	(1,912,311)	2,942,635
AXA International Value Managed Volatility	4,675,659	(1,435,691)	1,962,286
AXA Large Cap Core Managed Volatility	—	—	2,289,855
AXA Large Cap Growth Managed Volatility	13	(11,987,085)	12,016,369
AXA Large Cap Value Managed Volatility	678	263,591,775	—
AXA Mid Cap Value Managed Volatility	151,375	919,415	—

1385

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
AXA Natural Resources	$—	$37,118	$168,585
AXA SmartBeta Equity	—	12,181	16,227
AXA/AB Dynamic Growth	86,061	(3,388)	453,387
AXA/AB Dynamic Moderate Growth	—	2,226,312	6,574,434
AXA/AB Short Duration Government Bond	—	522,846	484,941
AXA/AB Small Cap Growth	103,787	—	—
AXA/DoubleLine Opportunistic Core Plus Bond	—	48,122	—
AXA/Franklin Balanced Managed Volatility	701	1,268,745	7,673,208
AXA/Franklin Small Cap Value Managed Volatility	4,777	146,881	—
AXA/Goldman Sachs Strategic Allocation	5,458	96,168	428,149
AXA/Horizon Small Cap Value	4,035	19,539	—
AXA/Invesco Strategic Allocation	—	494,022	263,506
AXA/Lord Abbett Micro Cap	—	1,719,938	(143,067)
AXA/Morgan Stanley Small Cap Growth	—	—	19,243
AXA/Mutual Large Cap Equity Managed Volatility	—	132,310	—
AXA/Pacific Global Small Cap Value	3,850	(19,864)	1,866,337
AXA/Templeton Global Equity Managed Volatility	112,688	38,760	—
AXA 500 Managed Volatility	—	2,260,315	5,669,892
AXA 400 Managed Volatility	—	741,530	—
AXA 2000 Managed Volatility	116,080	240,612	—
AXA International Managed Volatility	162,652	(2,255,291)	4,684,459
ATM International Managed Volatility	890,584	633,311	7,520,593
ATM Large Cap Managed Volatility	—	614,269	—
ATM Small Cap Managed Volatility	32,391	686,339	—
EQ/Boston Advisors Equity Income	—	6,892,552	(6,443,605)
EQ/Calvert Socially Responsible	—	2,240,545	—
EQ/Common Stock Index	—	273,503	—
EQ/Convertible Securities	—	2,764	—
EQ/Core Bond Index	—	1,060,830	—
EQ/Emerging Markets Equity PLUS	1,634	211,968	318,764
EQ/Equity 500 Index	—	270,489	—
EQ/GAMCO Mergers and Acquisitions	4,423	—	—
EQ/GAMCO Small Company Value	169,506	—	—
EQ/Global Bond PLUS	2,592,882	—	76,637
EQ/High Yield Bond	21,845	722,612	688,782
EQ/Intermediate Government Bond	—	224,867	—
EQ/International Equity Index	39,143	—	174,599
EQ/Invesco Comstock	—	141,146	—
EQ/JPMorgan Value Opportunities	—	59,103	—
EQ/Large Cap Growth Index	—	83,745	—
EQ/Large Cap Value Index	—	99,973	—
EQ/MFS International Growth	38,908	—	—
EQ/Money Market	—	15,470	—
EQ/Morgan Stanley Mid Cap Growth	4,957	3,684,952	(1,123,572)
EQ/PIMCO Global Real Return	—	(1,452,631)	1,556,673
EQ/Quality Bond PLUS	—	98,202	—
EQ/Real Estate PLUS	22,936	—	253,648
EQ/Small Company Index	82,048	—	—
EQ/T. Rowe Price Growth Stock	81	—	—
EQ/Wells Fargo Omega Growth	—	4,025,590	(377,769)

1386

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
Multimanager Aggressive Equity	$—	$1,231,820	$—
Multimanager Core Bond	—	(875,869)	1,063,437
Multimanager Mid Cap Growth	1,006	60,822	—
Multimanager Mid Cap Value	19,507	1,122,027	(919,475)
Multimanager Technology	79,112	2,745,118	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses; therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts from prior to the RIC Mod Act available for use and utilized during 2015 as follows:

	Expiring
Portfolios:	2016	2017	2018	Total	Utilized
AXA Global Equity Managed Volatility	$—	$286,042,985	$—	$286,042,985	$19,948,769
AXA International Core Managed Volatility	971,754,608	199,859,325	41,253,569	1,212,867,502	23,694,032
AXA International Value Managed Volatility	229,755,431	344,845,998	106,075,604	680,677,033	—
AXA Large Cap Core Managed Volatility	—	—	—	—	95,153,650
AXA Large Cap Growth Managed Volatility	—	—	—	—	51,270,159
AXA Large Cap Value Managed Volatility	—	309,968,278	—	309,968,278	702,276,331
AXA Mid Cap Value Managed Volatility	—	13,360,298	67,567,857	80,928,155	162,289,614
AXA/Franklin Balanced Managed Volatility	—	70,396,035	—	70,396,035	—
AXA/Franklin Small Cap Value Managed Volatility	—	23,157,534	—	23,157,534	32,981,732
AXA/Mutual Large Cap Equity Managed Volatility	—	6,010,291	—	6,010,291	36,633,233
AXA/Templeton Global Equity Managed Volatility	—	34,518,615	—	34,518,615	22,360,234
EQ/BlackRock Basic Value Equity	—	514,088,564	—	514,088,564	179,240,875
EQ/Capital Guardian Research	—	19,694,148	—	19,694,148	36,666,499

1387

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

	Expiring
Portfolios:	2016	2017	2018	Total	Utilized
EQ/Common Stock Index	$—	$1,121,651,419	$—	$1,121,651,419	$296,322,453
EQ/Core Bond Index	41,254,600	201,163,515	—	242,418,115	14,107,412
EQ/International Equity Index	—	685,847,425	2,618,169	688,465,594	—
EQ/Invesco Comstock	513,991,396	6,193,379	—	520,184,775	6,708,468
EQ/JPMorgan Value Opportunities	—	32,424,443	—	32,424,443	11,576,274
EQ/Large Cap Value Index	—	—	—	—	21,216,889
EQ/Mid Cap Index	—	44,950,733	—	44,950,733	156,934,760
EQ/Oppenheimer Global	4,456,246	11,003,618	3,113,370	18,573,234	—
EQ/PIMCO Ultra Short Bond	131,902,909	115,032,572	2,184,178	249,119,659	—
EQ/Quality Bond PLUS	21,206,441	118,294,631	—	139,501,072	5,683,495
EQ/T. Rowe Price Growth Stock	—	—	—	—	11,376,496
Multimanager Aggressive Equity	435,335,926	328,131,387	—	763,467,313	90,963,166
Multimanager Mid Cap Value	—	33,794,149	—	33,794,149	13,592,752

*	Included in the capital loss carryforward amounts are the following losses acquired from the stated Portfolios as a result of a tax free reorganization that occurred during the year shown. Certain capital loss carryforwards may be subject to limitation on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

	Expiring
Portfolios:	2016	2017	2018	Total	Stated Portfolio	Merger Date
AXA International Core Managed Volatility	$971,754,608	$—	$—	$971,754,608	Multimanager International Equity	June 13, 2014
AXA Large Cap Value Managed Volatility	195,147,539	—	—	195,147,539	Multimanager Large Cap Value	June 13, 2014
EQ/Invesco Comstock	513,991,396	—	—	513,991,396	EQ/Davis New York Venture and EQ/Lord Abbett Large Cap Core	June 13, 2014

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2015)	converted to USD (as of December 31, 2015)
AXA Global Equity Managed Volatility	2,097,447,617	$31,681,946
EQ/MFS International Growth	13,447,242	203,121
EQ/Oppenheimer Global	32,265,730	487,374

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The following Portfolios utilized net capital loss carryforwards during 2015 and/or have losses incurred that will be carried forward under the provisions of the RIC Mod Act are as follows:

	Utilized		Losses carried forward
	Short Term	Long Term	Short Term	Long Term
EQ/Energy ETF	$—	$—	$—	$34,601
AXA International Value Managed Volatility	—	5,386,216	—	5,026,817
AXA Natural Resources	—	—	449,232	325,771
AXA/AB Short Duration Government Bond	231,980	—	2,146,899	1,810,058
AXA/DoubleLine Opportunistic Core Plus Bond	—	—	254,902	—
AXA/Franklin Balanced Managed Volatility	—	—	—	49,177,944
AXA/Goldman Sachs Strategic Allocation	—	—	363,396	165,089
AXA/Invesco Strategic Allocation	—	—	1,005,322	155,609
EQ/Emerging Markets Equity PLUS	—	—	594,026	822,324
EQ/Global Bond PLUS	—	—	102,846	—
EQ/High Yield Bond	—	—	1,898,521	2,074,122
EQ/International Equity Index	—	—	1,747,278	15,337,377
EQ/Oppenheimer Global	263,291	1,747,195	1,015,443	4,118,596
EQ/PIMCO Global Real Return	—	23,021	—	—
EQ/PIMCO Ultra Short Bond	3,364,654	—	4,483,290	13,540,395
Multimanager Core Bond	—	5,721,910	—	4,981,266

Sale-Buybacks:

The EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2015. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. The EQ/PIMCO Global Real Return Portfolio, EQ/Quality Bond PLUS Portfolio and EQ/Real Estate PLUS Portfolio had open sale-buybacks at December 31, 2015.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is

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referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

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Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and ATM Small Cap Managed Volatility Portfolio used futures contracts during the year ended December 31, 2015, to equitize cash or to increase or decrease the level of equity exposure during periods when market volatility differed from specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the

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Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, certain Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Total Return Swap Agreements:

The EQ/Real Estate PLUS Portfolio entered into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by a Portfolio’s sub-adviser. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the

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beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Market and Credit Risk:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates decline the value of a certain fixed-income securities of a Portfolio is likely to rise. Conversely, as nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

Forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market

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conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Portfolios may invest in below investment grade high-yield securities (“junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Because certain Portfolios invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market. In addition, the underlying funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward currency exchange contracts, options, swaps, and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

At December 31, 2015, EQ/PIMCO Global Real Return Portfolio held significant collateral balances with limited brokers or BNP Paribas S.A. The Portfolio is subject to credit risk arising should BNP Paribas S.A. be unable to fulfill its obligations.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios, the Management Agreements state that the Manager will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Sub-Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Sub-Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board. With respect to the Management Agreements for the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2015, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Moderate Growth-Alt 15	0.100% of average daily net assets
All Asset Growth-Alt 20	0.100% of average daily net assets
All Asset Aggressive-Alt 25	0.100% of average daily net assets
All Asset Aggressive-Alt 50	0.100% of average daily net assets
All Asset Aggressive-Alt 75	0.100% of average daily net assets
AXA Ultra Conservative Strategy	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
AXA Aggressive Strategy	0.100% of average daily net assets
AXA/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

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	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA/DoubleLine Opportunistic Core Plus Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Global Equity Managed Volatility	0.750%	0.700%	0.675%	0.650%	0.625%
AXA SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
AXA/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
AXA/Franklin Balanced Managed Volatility	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Small Cap Value Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Goldman Sachs Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Invesco Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
AXA/Mutual Large Cap Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Templeton Global Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Boston Advisors Equity Income	0.750	0.700	0.675	0.650	0.625
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/GAMCO Mergers and Acquisitions	0.900	0.850	0.825	0.800	0.775
EQ/GAMCO Small Company Value	0.750	0.700	0.675	0.650	0.625
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/Morgan Stanley Mid Cap Growth	0.700	0.650	0.625	0.600	0.575
EQ/Oppenheimer Global	0.950	0.900	0.875	0.850	0.825
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
EQ/Wells Fargo Omega Growth	0.650	0.600	0.575	0.550	0.525

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA International Core Managed Volatility	0.600%	0.550%	0.525%	0.500%	0.475%
AXA International Value Managed Volatility	0.600	0.550	0.525	0.500	0.475
AXA Large Cap Core Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Large Cap Growth Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Large Cap Value Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Mid Cap Value Managed Volatility	0.550	0.500	0.475	0.450	0.425
AXA/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
AXA/Horizon Small Cap Value	0.800	0.750	0.725	0.700	0.675
AXA/Lord Abbett Micro Cap	0.850	0.800	0.775	0.750	0.725

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	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Pacific Global Small Cap Value	0.800	0.750	0.725	0.700	0.675
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
EQ/Real Estate PLUS	0.550	0.500	0.475	0.450	0.425
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $2 Billion	Thereafter
AXA/AB Short Duration Government Bond	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
EQ/Energy ETF	0.500%	0.490%	0.470%	0.460%	0.450%
EQ/Low Volatility Global ETF	0.500	0.490	0.470	0.460	0.450
AXA Natural Resources	0.500	0.490	0.470	0.460	0.450
AXA 500 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA 400 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA 2000 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA International Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM International Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Large Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Mid Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Small Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
EQ/Calvert Socially Responsible	0.500	0.490	0.470	0.460	0.450
EQ/Common Stock Index	0.350	0.340	0.320	0.310	0.300
EQ/Convertible Securities	0.700	0.680	0.660	0.640	0.630
EQ/Core Bond Index	0.350	0.340	0.320	0.310	0.300
EQ/Equity 500 Index	0.250	0.240	0.220	0.210	0.200
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/High Yield Bond	0.600	0.580	0.560	0.540	0.530
EQ/Intermediate Government Bond	0.350	0.340	0.320	0.310	0.300
EQ/International Equity Index	0.400	0.390	0.370	0.360	0.350
EQ/Large Cap Growth Index	0.350	0.340	0.320	0.310	0.300
EQ/Large Cap Value Index	0.350	0.340	0.320	0.310	0.300
EQ/Mid Cap Index	0.350	0.340	0.320	0.310	0.300
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/Small Company Index	0.250	0.240	0.220	0.210	0.200
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480

Prior to September 1, 2015 the following Portfolios’ management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA 500 Managed Volatility	0.450%	0.430%	0.410%	0.400%
AXA 400 Managed Volatility	0.450	0.430	0.410	0.400
AXA 2000 Managed Volatility	0.450	0.430	0.410	0.400

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December 31, 2015

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA International Managed Volatility	0.450%	0.430%	0.410%	0.400%
ATM International Managed Volatility	0.450	0.430	0.410	0.400
ATM Large Cap Managed Volatility	0.450	0.430	0.410	0.400
ATM Mid Cap Managed Volatility	0.450	0.430	0.410	0.400
ATM Small Cap Managed Volatility	0.450	0.430	0.410	0.400

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/Convertible Securities	0.700%	0.680%	0.660%
EQ/Global Bond PLUS	0.550	0.530	0.510
EQ/High Yield Bond	0.600	0.580	0.560
EQ/Quality Bond PLUS	0.400	0.380	0.360
Multimanager Core Bond	0.550	0.530	0.510

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
EQ/Energy ETF	0.500%	0.490%	0.480%	0.470%
EQ/Low Volatility Global ETF	0.500	0.490	0.480	0.470
AXA Natural Resources	0.500	0.490	0.480	0.470
EQ/Calvert Socially Responsible	0.500	0.490	0.480	0.470
EQ/Common Stock Index	0.350	0.340	0.330	0.320
EQ/Core Bond Index	0.350	0.340	0.330	0.320
EQ/Equity 500 Index	0.250	0.240	0.230	0.220
EQ/Intermediate Government Bond	0.350	0.340	0.330	0.320
EQ/International Equity Index	0.400	0.390	0.380	0.370
EQ/Large Cap Growth Index	0.350	0.340	0.330	0.320
EQ/Large Cap Value Index	0.350	0.340	0.330	0.320
EQ/Mid Cap Index	0.350	0.340	0.330	0.320
EQ/Small Company Index	0.250	0.240	0.230	0.220

Prior to January 20, 2015 the following Portfolios’ management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Natural Resources	0.550%	0.500%	0.475%	0.450%	0.425%

With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, ETF Portfolios, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment sub-advisory services to the Portfolios, including the fees of the Sub-Advisers of each Portfolio.

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December 31, 2015

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $14 billion

0.11% on the next $6 billion

0.10% on the next $5 billion

0.0975% on assets thereafter

The AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio and the Tactical Portfolios each pay the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio and the Tactical Portfolios

0.15% on the first $14 billion

0.11% on the next $6 billion

0.10% on the next $5 billion

0.0975% on assets thereafter

Each All Asset Portfolio, AXA Strategy Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total average daily net asset charge of the All Asset Portfolios, the AXA Strategy Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio

0.15% of the first $20 billion

0.125% of the next $5 billion

0.10% on assets thereafter

For all other Portfolios:

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% on the next $10 billion

0.095% on assets thereafter

*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

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December 31, 2015

Prior to September 1, 2015, the Administrative fee was the following:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $15 billion

0.11% on the next $5 billion

0.10% on assets thereafter

The AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio and the Tactical Portfolios each paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio and the Tactical Portfolios

0.15% on the first $15 billion

0.11% on the next $5 billion

0.10% on assets thereafter

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator provides the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintain a significant cash balance with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2016 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K		Class IA+		Class IB+
All Asset Moderate Growth-Alt 15	0.40%		N/A		0.65%
All Asset Growth – Alt 20	0.40		0.65%		0.65
All Asset Aggressive-Alt 25	0.40		N/A		0.65
All Asset Aggressive-Alt 50	0.40		N/A		0.65
All Asset Aggressive-Alt 75	0.40		N/A		0.65
AXA Ultra Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Conservative Growth Strategy	0.75	*	1.00	*	1.00	*
AXA Balanced Strategy	0.80	*	1.05	*	1.05	*
AXA Moderate Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Aggressive Strategy	0.90	*	N/A		1.15	*
AXA/Franklin Templeton Allocation Managed Volatility	0.15		0.40		0.40
EQ/Energy ETF	0.70		N/A		0.95
EQ/Low Volatility Global ETF	0.70		N/A		0.95
AXA International Core Managed Volatility	0.85		1.10		1.10
AXA International Value Managed Volatility	0.85		1.10		1.10
AXA Large Cap Core Managed Volatility	0.75		1.00		1.00
AXA Large Cap Growth Managed Volatility	0.75		1.00		1.00
AXA Large Cap Value Managed Volatility	0.75		1.00		1.00
AXA Mid Cap Value Managed Volatility	0.80		1.05		1.05
AXA Natural Resources	0.65		N/A		0.90
AXA SmartBeta Equity	1.00		N/A		1.25
AXA/AB Dynamic Growth	0.95		N/A		1.20
AXA/AB Dynamic Moderate Growth	0.95		1.20		1.20
AXA/AB Short Duration Government Bond	0.65		0.90		0.90
AXA/DoubleLine Opportunistic Core Plus Bond	0.85		N/A		1.10
AXA/Franklin Balanced Managed Volatility	1.05		1.30		1.30
AXA/Franklin Small Cap Value Managed Volatility	1.05		1.30		1.30
AXA/Goldman Sachs Strategic Allocation	1.00		N/A		1.25
AXA/Horizon Small Cap Value	1.00		N/A		1.25
AXA/Invesco Strategic Allocation	1.00		N/A		1.25
AXA/Loomis Sayles Growth	0.90		1.15		1.15
AXA/Lord Abbett Micro Cap	1.05		N/A		1.30
AXA/Morgan Stanley Small Cap Growth	1.00		N/A		1.25
AXA/Mutual Large Cap Equity Managed Volatility	1.05		1.30		1.30
AXA/Pacific Global Small Cap Value	1.00		N/A		1.25
AXA/Templeton Global Equity Managed Volatility	1.10		1.35		1.35
AXA 500 Managed Volatility	0.70		0.95		0.95
AXA 400 Managed Volatility	0.70		0.95		0.95
AXA 2000 Managed Volatility	0.70		0.95		0.95
AXA International Managed Volatility	0.70		N/A		0.95

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
ATM International Managed Volatility	0.70%	N/A	0.95%
ATM Large Cap Managed Volatility	0.70	0.95%	0.95
ATM Mid Cap Managed Volatility	0.70	0.95	0.95
ATM Small Cap Managed Volatility	0.70	0.95	0.95
EQ/BlackRock Basic Value Equity	0.70	0.95	0.95
EQ/Boston Advisors Equity Income	0.80	1.05	1.05
EQ/Calvert Socially Responsible	0.90	1.15	1.15
EQ/Capital Guardian Research	0.72	0.97	0.97
EQ/Convertible Securities	1.05	N/A	1.30
EQ/Core Bond Index	0.47	0.72	0.72
EQ/Emerging Markets Equity PLUS	1.00	N/A	1.25
EQ/Global Bond PLUS	0.75	1.00	1.00
EQ/High Yield Bond	0.95	N/A	1.20
EQ/Invesco Comstock	0.75	1.00	1.00
EQ/JPMorgan Value Opportunities	0.75	1.00	1.00
EQ/MFS International Growth	1.00	1.25	1.25
EQ/Morgan Stanley Mid Cap Growth	0.85	1.10	1.10
EQ/Oppenheimer Global	1.00	1.25	1.25
EQ/PIMCO Global Real Return	0.75	N/A	1.00
EQ/PIMCO Ultra Short Bond	0.60	0.85	0.85
EQ/Quality Bond PLUS	0.60	0.85	0.85
EQ/Real Estate PLUS	0.85	N/A	1.10
EQ/T. Rowe Price Growth Stock	0.85	1.10	1.10
EQ/UBS Growth and Income	0.80	1.05	1.05
EQ/Wells Fargo Omega Growth	0.80	1.05	1.05
Multimanager Aggressive Equity	0.80	1.05	1.05
Multimanager Core Bond	1.00	1.25	1.25
Multimanager Mid Cap Growth	0.90	1.15	1.15
Multimanager Mid Cap Value	0.90	1.15	1.15
Multimanager Technology	1.05	1.30	1.30

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in Fund Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Prior to April 30, 2015, the following expense limitations were as follows:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
AXA Natural Resources	0.85%	N/A	1.10%
Multimanager Mid Cap Growth	1.00	1.25%	1.25
Multimanager Mid Cap Value	1.00	1.25	1.25
Multimanager Technology	1.15	1.40	1.40

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

1402

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2015, FMG LLC received recoupment from the following Portfolios:

Portfolios:	Recoupment
AXA Balanced Strategy	$27,567
AXA Growth Strategy	498,442
EQ/International ETF (a Portfolio no longer in the Trust)	4,546
EQ/Low Volatility Global ETF	168
AXA/Horizon Small Cap Value	29,156
AXA/Loomis Sayles Growth	12,877
AXA/Morgan Stanley Small Cap Growth	19,170
AXA/Pacific Global Small Cap Value	24,031
EQ/BlackRock Basic Value Equity	63,102
EQ/Global Bond PLUS	29,416
EQ/JPMorgan Value Opportunities	767
EQ/PIMCO Ultra Short Bond	36,679
EQ/Quality Bond PLUS	348,064
Multimanager Core Bond	68,303
EQ/Common Stock Index (1)	14,818
EQ/Core Bond Index (2)	14,372

(1)	Recoupment transferred from CharterSM Equity, formerly a portfolio of AXA Premier VIP Trust.
(2)	Recoupment transferred from CharterSM Fixed Income, formerly a portfolio of AXA Premier VIP Trust.

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2015, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2016	2017	2018	Total Eligible For Reimbursement
All Asset Moderate Growth-Alt 15	$167,382	$178,674	$143,598	$489,654
All Asset Growth-Alt 20	663,051	222,411	—	885,462
All Asset Aggressive-Alt 25	143,380	185,767	144,312	473,459
All Asset Aggressive-Alt 50	55,927	190,188	170,124	416,239
All Asset Aggressive-Alt 75	56,106	188,918	169,985	415,009
AXA Ultra Conservative Strategy	111,221	95,169	97,111	303,501
AXA Conservative Strategy	605,042	608,871	547,384	1,761,297
AXA Conservative Growth Strategy	687,531	693,860	536,305	1,917,696
AXA Balanced Strategy	622,323	508,313	21,720	1,152,356
AXA/Franklin Templeton Allocation Managed Volatility	1,062,811	1,023,445	903,244	2,989,500
EQ/Energy ETF	53,899	106,576	92,338	252,813

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	2016	2017	2018	Total Eligible For Reimbursement
EQ/Low Volatility Global ETF	$53,746	$104,661	$90,461	$248,868
AXA Natural Resources	—	—	116,583	116,583
AXA SmartBeta Equity	51,496	116,456	84,876	252,828
AXA/AB Dynamic Growth	—	—	82,406	82,406
AXA/DoubleLine Opportunistic Core Plus Bond	—	—	92,427	92,427
AXA/Goldman Sachs Strategic Allocation	—	—	68,896	68,896
AXA/Invesco Strategic Allocation	—	—	86,528	86,528
AXA/Lord Abbett Micro Cap	—	83,862	56,416	140,278
EQ/Capital Guardian Research	424,079	248,422	240,642	913,143
EQ/Convertible Securities	52,486	122,075	85,913	260,474
EQ/Emerging Markets Equity PLUS	152,749	103,416	85,742	341,907
EQ/Global Bond PLUS	11,158	35,404	9,942	56,504
EQ/Invesco Comstock	134,793	99,173	163,121	397,087
EQ/JPMorgan Value Opportunities	32,927	21,672	7,899	62,498
EQ/Oppenheimer Global	233,478	252,463	247,856	733,797
EQ/PIMCO Global Real Return	122,428	100,113	113,993	336,534
EQ/PIMCO Ultra Short Bond	—	36,513	39,804	76,317
EQ/Real Estate PLUS	177,017	200,815	125,769	503,601
EQ/T.Rowe Price Growth Stock	161,070	226,315	202,083	589,468
EQ/UBS Growth and Income	163,841	132,269	137,860	433,970
Multimanager Mid Cap Growth	—	—	197,037	197,037
Multimanager Mid Cap Value	—	—	187,173	187,173

Effective September 1, 2015, FMG LLC voluntarily gave up and is not eligible to recoup any waivers or reimbursements made prior to September 1, 2015 for the AXA/Horizon Small Cap Value Portfolio, AXA/Loomis Sayles Growth Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Pacific Global Small Cap Value Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/High Yield Bond Portfolio, Multimanager Core Bond Portfolio and Multimanager Technology Portfolio.

During the year ended December 31, 2015, FMG LLC voluntarily waived fees for certain Portfolios. The amounts waived were as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
AXA Global Equity Managed Volatility	$54,050
AXA International Core Managed Volatility	44,339
AXA International Value Managed Volatility	26,595
AXA Large Cap Core Managed Volatility	66,441
AXA Large Cap Growth Managed Volatility	128,689
AXA Large Cap Value Managed Volatility	131,523
AXA Mid Cap Value Managed Volatility	53,065
AXA Natural Resources PLUS	40,295
AXA/AB Dynamic Growth	37,968
AXA/AB Dynamic Moderate Growth	418,548
AXA/DoubleLine Opportunistic Core Plus Bond	858
AXA/Franklin Balanced Managed Volatility	32,902
AXA/Franklin Small Cap Value Managed Volatility	7,174
AXA/Goldman Sachs Strategic Allocation	7,834
AXA/Horizon Small Cap Value	26,979
AXA/Invesco Strategic Allocation	4,592
AXA/Loomis Sayles Growth	44,654
AXA/Morgan Stanley Small Cap Growth	8,372

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	Voluntary Waivers
AXA/Mutual Large Cap Equity Managed Volatility	$16,319
AXA/Pacific Global Small Cap Value	32,115
AXA/Templeton Global Equity Managed Volatility	20,839
AXA 500 Managed Volatility	177,505
AXA 400 Managed Volatility	16,305
AXA 2000 Managed Volatility	66,133
AXA International Managed Volatility	44,652
ATM International Managed Volatility	46,659
ATM Large Cap Managed Volatility	99,456
ATM Mid Cap Managed Volatility	4,935
ATM Small Cap Managed Volatility	23,533
EQ/Boston Advisors Equity Income	300,833
EQ/High Yield Bond	6,836
EQ/Money Market	3,775,119
Multimanager Core Bond	139,752
Multimanager Mid Cap Growth	86,028
Multimanager Mid Cap Value	108,004
Multimanager Technology	424,588

During the year ended December 31, 2015, the Distributor voluntarily waived $2,913,090 of Distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

Note 7	Percentage of Ownership by Affiliates

At December 31, 2015, AXA Equitable and/or FMG LLC held investments in each of the Portfolios as follows:

Fund Name	Percentage of Ownership
All Asset Aggressive-Alt 50	90.13%
All Asset Aggressive-Alt 75	86.00%
AXA Ultra Conservative Strategy	9.87%
EQ/Energy ETF	44.55%
EQ/Low Volatility Global ETF	50.92%
AXA Smartbeta Equity	85.63%
AXA/AB Dynamic Growth	6.13%
AXA/DoubleLine Opportunistic Core Plus Bond	81.19%
AXA/Goldman Sachs Strategic Allocation	8.07%
AXA/Invesco Strategic Allocation	12.82%
EQ/Convertible Securities	50.37%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Shares of the Portfolios may be held as underlying investments by the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios of the Trust and the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios of the AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC. The following tables represent the percentage of ownership that each of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA Strategy Portfolios, AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios has in each respective Portfolio’s net assets as of December 31, 2015.

Portfolios:	All Asset Moderate Growth- Alt 15	All Asset Growth- Alt 20	All Asset Aggressive- Alt 25		All Asset Aggressive- Alt 50		All Asset Aggressive- Alt 75		AXA/ Franklin Templeton Allocation Managed Volatility
AXA Natural Resources	4.97%	54.86%	6.66%		3.52%		5.78%		—%
AXA/AB Small Cap Growth	0.08	0.89	0.11		0.01		0.01		—
AXA/Franklin Balanced Managed Volatility	—	—	—		—		—		34.04
AXA/Loomis Sayles Growth	0.15	1.84	0.16		0.02		0.01		—
AXA/Mutual Large Cap Equity Managed Volatility	—	—	—		—		—		67.58
AXA/Templeton Global Equity Managed Volatility	—	—	—		—		—		51.97
EQ/BlackRock Basic Value Equity	0.08	0.92	0.10		0.01		0.01		—
EQ/Boston Advisors Equity Income	0.09	0.96	0.12		0.01		0.01		—
EQ/Emerging Markets Equity PLUS	1.36	22.45	2.44		0.28		0.11		—
EQ/GAMCO Mergers and Acquisitions	0.36	5.03	0.53		0.10		0.20		—
EQ/GAMCO Small Company Value	0.05	0.56	0.05		0.01		—	#	—
EQ/Global Bond PLUS	1.32	7.76	0.21		0.02		0.02		—
EQ/High Yield Bond	0.82	5.33	0.20		0.02		0.02		—
EQ/Intermediate Government Bond	0.01	0.04	—	#	—	#	—	#	—
EQ/International Equity Index	0.04	0.60	0.05		0.01		—	#	—
EQ/Invesco Comstock	0.48	5.70	0.63		0.07		0.03		—
EQ/JPMorgan Value Opportunities	0.21	2.86	0.28		0.04		0.02		—
EQ/MFS International Growth	0.14	1.67	0.17		0.02		0.01		—
EQ/Morgan Stanley Mid Cap Growth	0.01	0.17	0.02		—	#	—	#	—
EQ/PIMCO Global Real Retun	2.99	19.93	0.75		0.07		0.07		—
EQ/PIMCO Ultra Short Bond	0.08	0.50	—	#	—	#	—	#	—
EQ/Quality Bond PLUS	—	—	—		—		—		—
EQ/Real Estate PLUS	2.81	38.03	4.46		2.49		3.42		—
EQ/Small Company Index	—	—	—		—		—		—
EQ/T. Rowe Price Growth Stock	0.14	1.80	0.22		0.02		0.01		—
EQ/Wells Fargo Omega Growth	—	—	—		—		—		—
Multimanager Aggressive Equity	—	—	—		—		—		—
Multimanager Core Bond	0.07	0.68	0.02		—		—		—
Multimanager Mid Cap Growth	—	—	—		—		—		—
Multimanager Mid Cap Value	—	—	—		—		—		—

#	Percentage of ownership is less than 0.005%.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA/AB Short Duration Government Bond	—%	6.13%	6.83%	12.76%	20.73%	9.46%	3.69%
AXA 500 Managed Volatility	0.05	1.49	5.06	14.25	35.22	24.96	16.29
AXA 400 Managed Volatility	0.04	0.88	1.84	5.39	13.26	10.12	6.16
AXA 2000 Managed Volatility	0.03	1.14	3.89	11.2	27.64	19.94	13.18
AXA International Managed Volatility	0.04	1.45	4.96	13.9	33.64	23.39	15.51
EQ/Core Bond Index	—	3.14	4.06	7.64	12.55	5.64	2.07
EQ/Intermediate Government Bond	0.58	3.72	4.84	9.07	14.72	6.64	2.45

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
AXA Global Equity Managed Volatility	0.31%	0.95%	8.61%	11.58%	5.17%
AXA International Core Managed Volatility	0.29	0.78	7.30	11.73	5.19
AXA International Value Managed Volatility	0.30	0.78	5.55	11.46	6.58
AXA Large Cap Core Managed Volatility	0.96	1.59	9.34	15.67	6.75
AXA Large Cap Growth Managed Volatility	0.48	0.84	4.81	7.00	2.41
AXA Large Cap Value Managed Volatility	0.17	0.50	3.66	7.72	3.87
AXA/AB Small Cap Growth	0.18	0.71	9.42	16.03	5.53
AXA/Franklin Small Cap Value Managed Volatility	—	1.11	9.90	25.09	11.19
AXA/Horizon Small Cap Value	—	3.63	18.18	25.60	10.00
AXA/Loomis Sayles Growth	1.49	2.91	16.96	25.85	11.50
AXA/Lord Abbett Micro Cap	0.63	2.33	17.02	40.92	19.06
AXA/Morgan Stanley Small Cap Growth	0.69	1.13	15.29	39.35	19.47
AXA/Pacific Global Small Cap Value	—	2.55	16.60	27.61	10.03
ATM International Managed Volatility	1.16	3.34	31.26	45.74	18.50
ATM Large Cap Managed Volatility	2.37	4.24	27.61	45.71	20.07
ATM Mid Cap Managed Volatility	2.04	4.39	29.15	42.58	21.85
ATM Small Cap Managed Volatility	0.35	2.95	23.84	52.19	20.67
EQ/BlackRock Basic Value Equity	1.57	2.30	13.23	17.03	6.40

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December 31, 2015

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Boston Advisors Equity Income	2.90%	3.36%	23.87%	29.42%	11.30%
EQ/Core Bond Index	4.38	3.39	16.29	11.12	1.16
EQ/GAMCO Small Company Value	0.27	0.46	3.72	6.10	2.80
EQ/Global Bond PLUS	8.24	6.66	38.36	3.28	—
EQ/High Yield Bond	2.10	2.18	9.08	12.08	0.25
EQ/Intermediate Government Bond	6.20	4.74	22.37	15.89	1.71
EQ/International Equity Index	0.03	0.07	1.36	4.87	4.22
EQ/JPMorgan Value Opportunities	1.64	3.21	15.52	23.78	9.81
EQ/Large Cap Growth Index	0.13	0.52	3.21	6.26	2.95
EQ/MFS International Growth	1.11	3.07	23.83	32.18	15.24
EQ/PIMCO Ultra Short Bond	11.32	8.38	38.89	26.23	2.92
EQ/Quality Bond PLUS	0.82	1.19	6.24	5.33	0.49
Multimanager Core Bond	4.93	4.72	22.67	16.47	1.36
Multimanager Mid Cap Growth	1.28	1.28	5.02	7.77	4.86
Multimanager Mid Cap Value	0.89	2.47	14.85	9.61	3.39

Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth	CharterSM International Moderate	CharterSM Income Strategies
AXA Natural Resources	0.16%	0.44%		0.57%		0.93%		0.95%	—%	0.54%
AXA SmartBeta Equity	0.68	1.35		1.51		1.40		0.95	2.57	—
AXA/AB Small Cap Growth	0.01	0.02		0.02		0.02		0.01	—	—
AXA/DoubleLine Opportunistic Core Plus Bond	—	—		—		—		—	—	—
AXA/Lord Abbett Micro Cap	0.06	0.11		0.14		0.13		0.09	—	—
AXA/Morgan Stanley Small Cap Growth	—	—		—		—		—	—	—
AXA/Pacific Global Small Cap Value	—	—		—		—		—	—	—
EQ/BlackRock Basic Value Equity	0.01	0.02		0.02		0.02		0.01	—	—
EQ/Boston Advisors Equity Income	—	—	#	—	#	—	#	—	—	0.09
EQ/Capital Guardian Research	0.10	0.19		0.21		0.18		0.13	—	—
EQ/Convertible Securities	7.95	7.19		4.94		2.82		1.21	—	—
EQ/Core Bond Index	—	—	#	—	#	—	#	—	—	—	#
EQ/Emerging Markets Equity PLUS	0.44	0.86		1.01		0.87		0.58	1.14	—
EQ/Energy ETF	0.47	1.35		1.71		3.05		2.74	—	1.18
EQ/GAMCO Mergers and Acquisitions	0.09	0.14		0.16		0.08		0.02	—	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth		CharterSM Aggressive Growth		CharterSM International Moderate	CharterSM Income Strategies
EQ/GAMCO Small Company Value	0.01%	0.01%	0.01%	0.01%		0.01%		—%	—%
EQ/Global Bond PLUS	0.39	0.34	0.21	0.09		0.02		0.40	0.04
EQ/High Yield Bond	0.16	0.14	0.08	0.04		0.01		—	0.05
EQ/Intermediate Government Bond	0.02	0.01	0.01	—	#	—	#	—	—
EQ/International Equity Index	0.02	0.05	0.05	0.05		0.03		0.06	—
EQ/Invesco Comstock	0.09	0.18	0.19	0.16		0.12		—	—
EQ/Low Volatility Global ETF	1.82	3.07	3.42	3.18		2.12		5.88	—
EQ/MFS International Growth	0.02	0.04	0.05	0.04		0.03		0.05	—
EQ/Morgan Stanley Mid Cap Growth	0.03	0.06	0.06	0.05		0.04		—	—
EQ/PIMCO Global Real Return	2.07	1.76	1.08	0.50		0.12		1.48	0.20
EQ/PIMCO Ultra Short Bond	0.08	0.07	0.04	0.02		—	#	—	—
EQ/Quality Bond PLUS	—	—	—	—		—		—	0.01
EQ/Real Estate PLUS	0.25	0.59	0.78	1.07		0.96		3.05	1.10
EQ/T. Rowe Price Growth Stock	0.02	0.04	0.05	0.04		0.03		—	—
EQ/Wells Fargo Omega Growth	0.04	0.09	0.10	0.08		0.06		—	—
Multimanager Core Bond	0.19	0.16	0.10	0.04		0.01		—	0.07
Multimanager Mid Cap Value	0.14	0.28	0.30	0.27		0.20		—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	CharterSM Interest Rate Strategies Portfolio	CharterSM Multi-Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Moderate
AXA Natural Resources	1.02%	—%	1.50%	—%	—%	4.39%
AXA SmartBeta Equity	—	—	—	—	—	—
AXA/AB Small Cap Growth	—	—	—	—	—	—
AXA/DoubleLine Opportunistic Core Plus Bond	—	15.06	—	—	—	—
AXA/Lord Abbett Micro Cap	—	—	—	19.44	—	—
AXA/Morgan Stanley Small Cap Growth	—	—	—	24.04	—	—
AXA/Pacific Global Small Cap Value	—	—	—	—	43.05	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Portfolios:	CharterSM Interest Rate Strategies Portfolio	CharterSM Multi-Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Moderate
EQ/BlackRock Basic Value Equity	—%	—%	—%	—%	—%	—%
EQ/Boston Advisors Equity Income	0.07	—	—	—	—	—
EQ/Capital Guardian Research	—	—	—	—	—	—
EQ/Convertible Securities	2.78	—	—	—	—	7.66
EQ/Core Bond Index	—	1.38	—	—	—	—
EQ/Emerging Markets Equity PLUS	—	—	—	—	—	—
EQ/Energy ETF	2.98	—	4.97	—	—	11.80
EQ/GAMCO Mergers and Acquisitions	—	—	—	—	—	0.71
EQ/GAMCO Small Company Value	—	—	—	—	1.27	—
EQ/Global Bond PLUS	0.04	—	—	—	—	—
EQ/High Yield Bond	0.04	14.52	—	—	—	—
EQ/Intermediate Government Bond	—	—	—	—	—	—
EQ/International Equity Index	—	—	—	—	—	—
EQ/Invesco Comstock	—	—	—	—	—	—
EQ/Low Volatility Global ETF	9.37	—	—	—	—	—
EQ/MFS International Growth	—	—	—	—	—	—
EQ/Morgan Stanley Mid Cap Growth	—	—	—	—	—	—
EQ/PIMCO Global Real Return	0.95	18.55	1.99	—	—	—
EQ/PIMCO Ultra Short Bond	0.01	—	—	—	—	—
EQ/Quality Bond PLUS	—	2.90	—	—	—	—
EQ/Real Estate PLUS	1.23	—	1.82	—	—	4.95
EQ/T. Rowe Price Growth Stock	—	—	—	—	—	—
EQ/Wells Fargo Omega Growth	—	—	—	—	—	—
Multimanager Core Bond	—	—	—	—	—	—
Multimanager Mid Cap Value	—	—	—	—	—	—

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
EQ/BlackRock Basic Value Equity	0.10%	0.21%	0.12%	0.11%	0.12%
EQ/Core Bond Index	0.16	0.18	0.08	0.03	—
EQ/Emerging Markets Equity PLUS	7.68	16.57	12.04	9.84	4.55
EQ/Equity 500 Index	0.33	1.05	0.89	0.70	0.31
EQ/Global Bond PLUS	1.43	1.78	0.76	0.19	—
EQ/High Yield Bond	0.78	3.97	0.47	0.19	—
EQ/International Equity Index	0.45	1.04	0.80	0.65	0.27
EQ/MFS International Growth	0.11	0.45	0.42	0.37	0.27
EQ/PIMCO Ultra Short Bond	0.25	0.28	0.13	0.04	—
EQ/Quality Bond PLUS	0.24	0.33	0.17	0.04	—
EQ/Small Company Index	0.12	0.70	0.64	0.49	0.32
Multimanager Aggressive Equity	0.11	0.20	0.08	0.05	0.05
Multimanager Mid Cap Growth	0.75	0.69	0.54	0.36	0.04
Multimanager Mid Cap Value	0.62	1.80	0.90	0.77	0.04

1410

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

The Portfolio is permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price.

Note 8	Substitution, Reorganization and In-Kind Transactions

The following transactions occurred during 2015:

After the close of business on September 25, 2015, EQ/Common Stock Index Portfolio acquired the net assets of the CharterSM Equity Portfolio, a series of AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on September 17, 2015. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/Common Stock Index Portfolio issuing 52,723 Class IB shares (valued at $1,308,584) in exchange for 139,980 Class B shares of the CharterSM Equity Portfolio. Cash held by CharterSM Equity Portfolio, with a value of $1,360,859 at September 25, 2015, was the principal asset acquired by EQ/Common Stock Index Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Common Stock Index Portfolio were recorded at fair value. CharterSM Equity Portfolio’s net assets at the merger date of $1,308,584 were combined with those of EQ/Common Stock Index Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of EQ/Common Stock Index Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $76,322,390 and net realized and unrealized loss on investments of $(73,677,076), resulting in an increase in net assets from operations of $2,645,314. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Equity Portfolio that have been included in EQ/Common Stock Index Portfolio’s Statement of Operations since the merger date, September 25, 2015. Prior to the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $5,149,639,113. Immediately after the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $5,150,947,697.

After the close of business on September 25, 2015, EQ/Core Bond Index Portfolio acquired the net assets of the CharterSM Fixed Income Portfolio, a series of AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on September 17, 2015. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/Core Bond Index Portfolio issuing 163,369 Class IB shares (valued at $1,648,493) in exchange for 172,503 Class B shares of the CharterSM Fixed Income Portfolio. Cash held by CharterSM Fixed Income Portfolio, with a value of $1,687,067 at September 25, 2015, was the principal asset acquired by EQ/Core Bond Index Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Core Bond Index Portfolio were recorded at fair value. CharterSM Fixed Income Portfolio’s net assets at the merger date of $1,648,493 were combined with those of EQ/Core Bond Index Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of EQ/Core Bond Index Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $139,798,089 and net realized and unrealized loss on investments of $(84,854,338) resulting in an increase in net assets from operations of $54,943,751. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Fixed Income Portfolio that have been included in EQ/Core Bond Index Portfolio’s Statement of Operations since the merger date, September 25, 2015. Prior to the combination, the net assets of the EQ/Core Bond Index Portfolio totaled $8,502,283,647. Immediately after the combination, the net assets of the EQ/Core Bond Index Portfolio totaled $8,503,932,140.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

After the close of business on May 22, 2015, EQ/International Equity Index Portfolio acquired the net assets of the EQ/International ETF Portfolio pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2015. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/International Equity Index Portfolio issuing 477,423 Class IA shares (valued at $4,645,024) in exchange for 10,044,350 Class IA shares of the EQ/International ETF Portfolio. Cash held by EQ/International ETF Portfolio, with a value of $4,660,321 at May 22, 2015, was the principal asset acquired by EQ/International Equity Index Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/International Equity Index Portfolio were recorded at fair value. EQ/International ETF Portfolio’s net assets at the merger date of $ 4,645,024 were combined with those of EQ/International Equity Index Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of EQ/International Equity Index Portfolio, pro forma results of operations for the period ended December 31, 2015 would include net investment income of $42,735,205, and net realized and unrealized loss on investments of $(80,583,692) resulting in a decrease in net assets from operations of $(37,848,487). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/International ETF Portfolio that have been included in EQ/International Equity Index Portfolio’s Statement of Operations since the merger date, May 22, 2015. Prior to the combination, the net assets of the EQ/International Equity Index Portfolio totaled $1,892,282,051. Immediately after the combination, the net assets of the EQ/International Equity Index Portfolio totaled $1,896,927,075.

The following transactions occurred during 2014.

On March 19, 2014, contractholders, the AXA Strategy Portfolios of AXA/AB Short-Term Bond Portfolio (“ABST”), redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to AXA/AB Short Duration Government Bond Portfolio (“ASD”). Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale and the resulting gain of $5,667,376 was recognized based on the value of the securities and currency of $747,008,112 on the date of the redemption in-kind. For tax purposes, the gain is recognized by the redeeming Portfolio. Additionally, the value of securities contributed in-kind is excluded from the ASD’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of ASD, pro forma results of operations for the year ended December 31, 2014 would include net investment loss of $(3,833,872), and net realized and unrealized loss on investments of $(7,522,315), resulting in an decrease in net assets from operations of $(11,356,187). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the ABST that have been included in ASD’s Portfolio’s Statement of Operations since the subscription in-kind date, March 19, 2014.

At a meeting held on April 10, 2014, contractholders approved the conversion of CharterSM Multi-Sector Bond Portfolio (“CMSB”), known at the time as Multimanager Multi-Sector Bond Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

Simultaneous with the conversion, there was a redemption in-kind by certain of the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios (“Allocation Portfolios”) from Class K of CMSB. The redeeming Portfolios then contributed in-kind the securities and currency received from CMSB to EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and received Class K shares of those Portfolios. Valuation of the securities and currency transferred was as of April 17, 2014 and was in accordance with the Portfolios’ valuation policy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

For U.S. GAAP and tax purposes, the transaction was treated as a sale on the conversion date. The resulting gain/loss based on the values of the securities and currency transferred are listed in the table below. The realized gain/loss is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations.

Portfolios:	Value of CMSB Class K Shares redeemed	Realized Gain/(Loss)
AXA Conservative Allocation (a)	$25,198,613	$2,856,825
AXA Conservative-Plus Allocation (a)	15,600,690	(7,021,295)
AXA Moderate Allocation (a)	96,245,638	(34,377,656)
AXA Moderate-Plus Allocation (a)	55,612,304	710,626
AXA Aggressive Allocation (a)	5,243,368	78,459
CharterSM Fixed Income (a)	192,563	(5,371)
CharterSM Income Strategies (a)	378,596	(9,201)
Target 2015 Allocation (a)	10,246,723	(256,012)
Target 2025 Allocation (a)	9,305,296	(344,756)
Target 2035 Allocation (a)	4,058,985	(68,789)
Target 2045 Allocation (a)	955,638	(21,452)

(a)	A portfolio of the AXA Premier VIP Trust.

The value of the securities and currency contributed in-kind by the Allocation Portfolios to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolios:	Class K Shares Issued to Allocation Portfolios	Value of securities and currency transferred by Allocation Portfolios
EQ/Core Bond Index	$14,728,410	$146,930,927
EQ/High Yield Bond	2,647,274	27,488,183
EQ/Quality Bond PLUS	5,739,906	48,619,304

The value of shares redeemed in-kind and securities and currency contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At the date of the conversion, CMSB transferred securities and currency to the AXA Allocation Funds in relation to the redemption in-kind. CMSB then transferred its remaining securities and currency into EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio in exchange for Class K shares of those portfolios. Valuation of these securities transferred was as of April 17, 2014 and in accordance with the Portfolios’ valuation policy.

The redemption in-kind by the Allocation Portfolios from CMSB was treated as a sale for U.S. GAAP purposes. CMSB recognized a gain of $4,056,345 based on the value of the securities and currency transferred of $223,038,414 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CMSB’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio.

The contribution in-kind to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio was treated as a sale for U.S. GAAP purposes and accomplished through a taxable transfer. CMSB recognized a gain of $4,556,918 based on the value of the securities and currency transferred of $250,562,433 on the date of the conversion. The realized gain is recognized in Net Realized Gain on Investments on CMSB’s Statement of Operations. The value of the securities and currency contributed in-kind by CMSB to the EQ/Core Bond Index

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December 31, 2015

Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolios:	Class K Shares Issued to CMSB	Value of securities and currency transferred by CMSB
EQ/Core Bond Index	$16,545,151	$165,054,782
EQ/High Yield Bond	2,974,905	30,890,166
EQ/Quality Bond PLUS	6,448,041	54,617,485

The value of securities and currency transferred by CMSB to Allocation Portfolios and EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on April 10, 2014, contractholders approved the conversion of the CharterSM Small Cap Growth Portfolio (“CSCG”), known at the time as Multimanager Small Cap Growth Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

In connection with the conversion, CSCG transferred its securities and currency into AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio in exchange for Class K shares of those Portfolios as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. This was accomplished through a nontaxable transfer. For U.S. GAAP and tax purposes, the Class K shares of AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio issued to CSCG were recorded at fair value based on the securities and currency transferred; however, the cost basis of the securities transferred from CSCG was carried forward to AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio and the cost basis of shares issued to CSCG maintained the cost basis of the contributed securities. Additionally, the value of securities transferred from CSCG to AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Portfolios:	Total Class K Shares Issued by EQAT Portfolios	Total value of securities and currency transferred by CSCG	Total cost of securities and currency transferred by CSCG
AXA Lord Abbett Micro Cap	$11,525,821	$115,258,210	$110,141,967
AXA/Morgan Stanley Small Cap Growth	27,239,130	272,391,299	224,447,542

Simultaneous with the conversion, certain AXA Allocation Portfolios that held shares of CSCG redeemed their shares of CSCG in-kind and received Class K shares of the AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, a gain of $39,045,437 was recognized by CSCG based on the value of the securities and currency of $285,260,921 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CSCG’s Statement of Operations. For tax purposes, the gain is not recognized by CSCG. This gives rise to a permanent book and tax difference.

Portfolios:	Value of Class K Shares Redeemed from CSCG by AXA Allocation Funds	Cost of Class K Shares Redeemed from CSCG by AXA Allocation Funds
AXA Conservative Allocation (a)	$2,537,190	$1,499,398
AXA Conservative-Plus Allocation (a)	2,769,650	1,623,901

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December 31, 2015

Portfolios:	Value of Class K Shares Redeemed from CSCG by AXA Allocation Funds	Cost of Class K Shares Redeemed from CSCG by AXA Allocation Funds
AXA Moderate Allocation (a)	$46,281,070	$19,777,961
AXA Moderate-Plus Allocation (a)	161,953,031	82,931,630
AXA Aggressive Allocation (a)	71,719,980	37,329,137

(a)	A portfolio of the AXA Premier VIP Trust.

Portfolios:	Class K Shares to AXA Allocation Portfolios	Value of securities and currency transferred by CSCG	Cost of securities and currency transferred by CSCG
AXA/Lord Abbett Micro Cap	$8,481,544	$84,815,440	$81,050,532
AXA/Morgan Stanley Small Cap Growth	20,044,548	200,445,481	165,164,952

For U.S. GAAP purposes, the AXA Allocation Portfolios’ cost basis of CSCG shares held carry forward to the shares received of AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio. No realized gain/loss was recorded by the AXA Allocation Portfolios. For tax purposes, the shares received of AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio are recorded at value with the cost basis stepped up to fair value. This gives rise to a temporary book and tax difference related to the AXA Allocation Portfolios’ cost basis in AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio. The value of shares redeemed in-kind from AXA Allocation Portfolios and contributed in-kind to AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on April 10, 2014, contractholders approved the conversion of the CharterSM Small Cap Value Portfolio (“CSCV”), known at the time as Multimanager Small Cap Value Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

In connection with the conversion, CSCV transferred its securities and currency into AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio in exchange for Class K shares of those portfolios as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. This was accomplished through a nontaxable transfer. For U.S. GAAP and tax purposes, the Class K shares of AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio issued to CSCV were recorded at fair value based on the securities and currency transferred; however, the cost basis of the securities transferred from CSCV was carried forward to AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio and the cost basis of shares issued to CSCV maintained the cost basis of the contributed securities. Additionally, the value of securities transferred from CSCV to AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Portfolios:	Total Class K Shares Issued by EQAT Portfolios	Total value of securities and currency transferred by CSCV	Total cost of securities and currency transferred by CSCV
AXA/Horizon Small Cap Value	$15,283,496	$152,834,960	$116,618,143
AXA/Pacific Global Small Cap Value	15,767,592	157,675,921	117,555,166

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December 31, 2015

Simultaneous with the conversion, certain AXA Allocation Portfolios that held shares of CSCV redeemed their shares of CSCV in-kind and received Class K shares of the AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, a gain of $26,795,640 was recognized by CSCV based on the value of the securities and currency of $108,994,006 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CSCV’s Statement of Operations. For tax purposes, the gain is not recognized by CSCV. This gives rise to a permanent book and tax difference.

Portfolios:	Value of Class K Shares Redeemed from CSCV by AXA Allocation Portfolios	Cost of Class K Shares Redeemed from CSCV by AXA Allocation Portfolios
AXA Conservative-Plus Allocation (a)	$3,066,079	$1,686,675
AXA Moderate Allocation (a)	16,656,359	10,596,634
AXA Moderate-Plus Allocation (a)	84,252,549	71,270,515
AXA Aggressive Allocation (a)	5,019,019	2,045,434

(a)	A portfolio of the AXA Premier VIP Trust.

Portfolios:	Class K Shares to AXA Allocation Portfolios	Value of securities and currency transferred by CSCV	Cost of securities and currency transferred by CSCV
AXA/Horizon Small Cap Value	5,364,738	$53,647,380	$40,934,728
AXA/Pacific Global Small Cap Value	5,534,663	55,346,626	41,263,638

For U.S. GAAP purposes, the AXA Allocation Portfolios’ cost basis of CSCV shares held carry forward to the shares received of AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio. No realized gain/loss was recorded by the AXA Allocation Portfolios. For tax purposes, the shares received of AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio are recorded at value with the cost basis stepped up to fair value. This gives rise to a temporary book and tax difference related to the AXA Allocation Portfolios’ cost basis in AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio. The value of shares redeemed in-kind from AXA Allocation Portfolios and contributed in-kind to AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

After the close of business on June 13, 2014, EQ/Invesco Comstock Portfolio acquired the net assets of the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Invesco Comstock Portfolio issuing 1,728,433 Class IA shares, 6,164,498 Class IB shares and 1,015,519 Class K shares (valued at $25,591,733, $91,348,257 and $15,021,119, respectively) in exchange for 1,325,854 and 556,972 Class IA shares, 2,766,805 and 4,088,886 Class IB shares of the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio, respectively, and 1,083,131 Class K shares of the EQ/Davis New York Venture Portfolio. The securities held by EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio, with a fair value of $75,418,234 and $74,686,049, respectively, and identified cost of $45,478,055 and $50,835,609, respectively, at June 13, 2014, were the principal assets acquired by EQ/Invesco Comstock Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Invesco Comstock Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Davis New York Venture Portfolio and

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December 31, 2015

EQ/Lord Abbett Large Cap Core Portfolio was carried forward to align ongoing reporting of EQ/Invesco Comstock Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio’s net assets at the merger date of $71,755,804 and $60,205,305, respectively, including $29,940,179 and $23,850,440, respectively, of unrealized appreciation, $(14,486) and $51,474, respectively, of undistributed net investment income (loss) and $(541,420,101) and $(1,753,047), respectively, of undistributed net realized loss on investments, were combined with those of EQ/Invesco Comstock Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of EQ/Invesco Comstock Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $2,239,596, and net realized and unrealized gain on investments of $14,113,156, resulting in an increase in net assets from operations of $16,352,752. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio that have been included in EQ/Invesco Comstock Portfolio’s Statement of Operations since the merger date, June 13, 2014. Prior to the combination, the net assets of the EQ/Invesco Comstock Portfolio totaled $84,716,174. Immediately after the combination, the net assets of the EQ/Invesco Comstock Portfolio totaled $216,677,283.

After the close of business on June 13, 2014, AXA International Core Managed Volatility Portfolio acquired the net assets of the Multimanager International Equity Portfolio, a Portfolio of AXA Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA International Core Managed Volatility Portfolio issuing 1,227,371 Class IA shares, 9,620,437 Class IB shares and 20,710,294 Class K shares (valued at $13,247,592, $103,962,228 and $223,812,508, respectively) in exchange for 1,085,178 Class A shares, 8,531,874 Class B shares and 18,334,569 Class K shares of the Multimanager International Equity Portfolio, respectively. The securities held by Multimanager International Equity Portfolio, with a fair value of $264,873,592 and identified cost of $205,808,016 at June 13, 2014, were the principal assets acquired by AXA International Core Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA International Core Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager International Equity Portfolio was carried forward to align ongoing reporting of AXA International Core Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. Multimanager International Equity Portfolio’s net assets at the merger date of $341,022,328, including $55,415,321 of unrealized appreciation (including foreign currency translations), $(690,190) of undistributed net investment loss and $(1,055,455,316) of undistributed net realized loss on investments, were combined with those of AXA International Core Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA International Core Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $33,874,462, and net realized and unrealized loss on investments of $(166,210,704), resulting in a decrease in net assets from operations of $(132,336,242). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager International Equity Portfolio that have been included in AXA International Core Managed Volatility Portfolio’s Statement of Operations since the merger date, June 13, 2014. Prior to the combination, the net assets of the AXA International Core Managed Volatility Portfolio totaled $1,921,786,050. Immediately after the combination, the net assets of the AXA International Core Managed Volatility Portfolio totaled $2,262,808,378.

After the close of business on June 13, 2014, AXA Large Cap Value Managed Volatility Portfolio acquired the net assets of the Multimanager Large Cap Value Portfolio, a Portfolio of AXA

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December 31, 2015

Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA Large Cap Value Managed Volatility Portfolio issuing 697,490 Class IA shares, 5,954,139 Class IB shares and 39,587,691 Class K shares (valued at $10,605,466, $90,323,958 and $602,585,067, respectively) in exchange for 748,267 Class A shares, 6,372,771 Class B shares and 42,512,824 Class K shares of the Multimanager Large Cap Value Portfolio, respectively. The securities held by Multimanager Large Cap Value Portfolio, with a fair value of $654,514,472 and identified cost of $469,160,558 at June 13, 2014, were the principal assets acquired by AXA Large Cap Value Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA Large Cap Value Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Large Cap Value Portfolio was carried forward to align ongoing reporting of AXA Large Cap Value Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. Multimanager Large Cap Value Portfolio’s net assets at the merger date of $703,514,491, including $185,355,745 of unrealized appreciation (including foreign currency translations) $337,715 of undistributed net investment income and $(416,002,381) of undistributed net realized loss on investments, were combined with those of AXA Large Cap Value Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA Large Cap Value Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $89,181,845, and net realized and unrealized gain on investments of $603,869,824, resulting in an increase in net assets from operations of $693,051,669. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Large Cap Value Portfolio that have been included in AXA Large Cap Value Managed Volatility Portfolio’s Statement of Operations since the merger date, June 13, 2014. Prior to the combination, the net assets of the AXA Large Cap Value Managed Volatility Portfolio totaled $5,492,634,494. Immediately after the combination, the net assets of the AXA Large Cap Value Managed Volatility Portfolio totaled $6,196,148,985.

On June 13, 2014, the net assets of the Multimanager Aggressive Equity Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Aggressive Equity Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Core Bond Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Core Bond Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Mid Cap Growth Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Mid Cap Growth Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Mid Cap Value Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Mid Cap Value Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from

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December 31, 2015

Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Technology Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Technology Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

After the close of business on June 20, 2014, AXA Large Cap Core Managed Volatility Portfolio acquired the net assets of the Multimanager Large Cap Core Equity Portfolio, a Portfolio of AXA Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA Large Cap Core Managed Volatility Portfolio issuing 455,032 Class IA shares, 2,605,119 Class IB shares and 61,392,015 Class K shares (valued at $4,192,472, $24,006,105 and $566,285,754, respectively) in exchange for 277,949 Class A shares, 1,591,777 Class B shares and 37,543,888 Class K shares of the Multimanager Large Cap Core Equity Portfolio. The securities held by Multimanager Large Cap Core Equity Portfolio, with a fair value of $566,262,874 and identified cost of $381,825,192 at June 20, 2014, were the principal assets acquired by AXA Large Cap Core Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA Large Cap Core Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Large Cap Core Portfolio was carried forward to align ongoing reporting of AXA Large Cap Core Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. Multimanager Large Cap Core Equity Portfolio’s net assets at the merger date of $594,484,331, including $184,439,801 of unrealized appreciation (including foreign currency translations), $222,330 of undistributed net investment income and $(217,826,348) of undistributed realized loss on investments, were combined with those of AXA Large Cap Core Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA Large Cap Core Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $24,695,108, and net realized and unrealized gain on investments of $296,421,517, resulting in an increase in net assets from operations of $321,116,625. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Large Cap Core Equity Portfolio that have been included in AXA Large Cap Core Managed Volatility Portfolio’s Statement of Operations since the merger date, June 20, 2014. Prior to the combination, the net assets of the AXA Large Cap Core Managed Volatility Portfolio totaled $2,373,240,673. Immediately after the combination, the net assets of the AXA Large Cap Core Managed Volatility Portfolio totaled $2,967,725,004.

After the close of business on June 20, 2014, AXA Large Cap Growth Managed Volatility Portfolio acquired the net assets of the EQ/Equity Growth PLUS Portfolio pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA Large Cap Growth Managed Volatility Portfolio issuing 1,321,792 Class IA shares, 19,245,010 Class IB shares and 1,147,384 Class K shares (valued at $34,529,396, $491,600,198 and $30,007,546, respectively) in exchange for 1,582,667 Class IA shares, 22,641,770 Class IB shares and 1,374,666 Class K shares of the EQ/Equity Growth PLUS Portfolio. The securities held by EQ/Equity Growth PLUS Portfolio, with a fair value of $466,475,008 and

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December 31, 2015

identified cost of $276,458,404 at June 20, 2014, were the principal assets acquired by AXA Large Cap Growth Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA Large Cap Growth Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Equity Growth PLUS Portfolio was carried forward to align ongoing reporting of AXA Large Cap Growth Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. EQ/Equity Growth PLUS Portfolio’s net assets at the merger date of $556,137,140, including $190,016,610 of unrealized appreciation (including foreign currency translations), $160,263 of undistributed net investment income and $(304,816,835) of undistributed realized loss on investments were combined with those of AXA Large Cap Growth Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA Large Cap Growth Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $13,788,488, and net realized and unrealized gain on investments of $579,585,879, resulting in an increase in net assets from operations of $593,374,367. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Equity Growth PLUS Portfolio that have been included in AXA Large Cap Growth Managed Volatility Portfolio’s Statement of Operations since the merger date, June 20, 2014. Prior to the combination, the net assets of the AXA Large Cap Growth Managed Volatility Portfolio totaled $5,173,460,166. Immediately after the combination, the net assets of the AXA Large Cap Growth Managed Volatility Portfolio totaled $5,729,597,306.

Note 9	Subsequent Events

The Manager evaluated subsequent events from December 31, 2015, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

On January 29, 2016, Vaughan Nelson Investment Management, L.P. replaced ICAP as a Sub-Adviser to the AXA Large Cap Core Managed Volatility Portfolio.

On January 29, 2016, Loomis, Sayles & Company L.P. replaced Marsico as a Sub-Adviser to the AXA Large Cap Growth Managed Volatility Portfolio.

On January 29, 2016, Federated Global Investment Management Corp. replaced Wentworth as a Sub-Adviser to the AXA International Core Managed Volatility Portfolio.

On January 29, 2016, Marsico was removed as a Sub-Adviser to the Multimanager Aggressive Equity Portfolio.

On February 22, 2016, PIMCO will be removed as a Sub-Adviser to the EQ/Real Estate PLUS Portfolio. At the same time, EQ/Real Estate Portfolio changed its name to AXA Real Estate Portfolio. In connection with these changes, effective January 1, 2016: FMG LLC has agreed to reduce the contractual management fee for the Portfolio. The current annual contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio is 0.50% on the Portfolio’s first $2 billion; 0.49% of the Portfolio’s assets in excess of $2 billion up to and including $6 billion; 0.47% of the Portfolio’s assets in excess of $6 billion up to and including $9 billion; 0.46% of the Portfolio’s assets in excess of $9 billion up to and including $11 billion; and 0.45% thereafter. In addition, the Portfolio will pay an administrative fee similar to other single-advised Portfolios as follows: the greater of $30,000 or its proportionate share of an asset-based administration fee based on aggregate average daily net assets of the Trust’s single-advised Portfolios. The asset-based administration fee is equal to an annual rate of 0.12% on the first $3 billion in assets; 0.11% on assets in excess of $3 billion up to and including $6 billion; 0.105% on assets in excess of $6 billion up to and including $10 billion; 0.10% on assets in excess of $10 billion up to and including $30 billion; 0.0975% on assets in excess of $30 billion up to and including $40 billion; and 0.095% thereafter.

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December 31, 2015

Note 10	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/ T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator to the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgement as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgement relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts. In August 2015, the Court denied Plaintiffs’ motions in limine and also denied both parties’ motions for summary judgment.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). his Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/ Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the EQ/ GAMCO Mergers and Acquisitions Portfolio — $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio — $2,992,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio — $64,600; (v) the EQ/ Small Company Index II Portfolio (now called EQ/Small Company Index) — $61,200; (vi) the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index) — $18,360; and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. The Noteholders and Retirees’ suits have been dismissed and the Noteholders and Retirees have appealed to the United States Court of Appeals for the Second Circuit. The Committee Suit remains pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

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Report to Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of EQ Advisors Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2016

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2015 (UNAUDITED)

At a meeting held on July 14-16, 2015, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreements (the “Management Agreements”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and, as applicable, the renewal of the Investment Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”) between the Manager and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

All Asset Growth-Alt 20 Portfolio

All Asset Moderate Growth-Alt 15 Portfolio

(collectively, the “All Asset Allocation Portfolios”)

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

AXA/Loomis Sayles Growth Portfolio

EQ/Energy ETF Portfolio

EQ/Low Volatility Global ETF Portfolio

Management Agreement with FMG LLC

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA International Managed Volatility Portfolio

(collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”) Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

AXA/AB Dynamic Moderate Growth Portfolio (formerly EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio)

AXA/AB Short Duration Government Bond Portfolio (formerly EQ/AllianceBernstein Short Duration Government Bond Portfolio)

AXA/AB Small Cap Growth Portfolio (formerly EQ/AllianceBernstein Small Cap Growth Portfolio)

AXA Natural Resources Portfolio (formerly EQ/Natural Resources PLUS Portfolio)

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein

AXA/Franklin Balanced Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

AXA/Franklin Small Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisory Services, LLC

AXA Global Equity Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

Sub-Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)

AXA/Horizon Small Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Asset Management, Inc.

AXA International Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

Sub-Advisory Agreement with WHV Investment Management and Hirayama Investments, LLC

AXA International Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Northern Cross, LLC

AXA Large Cap Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)

Sub-Advisory Agreement with Institutional Capital LLC

Sub-Advisory Agreement with Thornburg Investment Management, Inc.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
AXA Large Cap Growth Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Marsico Capital Management, LLC (“Marsico”)

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)

Sub-Advisory Agreement with Wells Capital Management Inc. (“Wells Capital”)

AXA Large Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with MFS Investment Management

AXA/Lord Abbett Micro Cap Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Lord, Abbett & Co. Inc. (“Lord Abbett”)

AXA Mid Cap Value Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

AXA/Morgan Stanley Small Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

AXA/Mutual Large Cap Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC

AXA/Pacific Global Small Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Pacific Global Investment Management Company

AXA SmartBeta Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Rosenberg Investment Management, Inc. (“AXA Rosenberg”)

AXA/Templeton Global Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Templeton Investment Counsel LLC

EQ/BlackRock Basic Value Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

EQ/Boston Advisors Equity Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Calvert Investment Management, Inc.

EQ/Capital Guardian Research Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Capital Guardian

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/Convertible Securities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Palisade Capital Management LLC

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)

EQ/Emerging Markets Equity PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST

EQ/GAMCO Mergers and Acquisitions Portfolio	Management Agreement with FMG LLC

EQ/GAMCO Small Company Value Portfolio	Sub-Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Wells Capital and First International Advisors

EQ/High Yield Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLP

EQ/Invesco Comstock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco Advisers, Inc.

EQ/JPMorgan Value Opportunities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/MFS International Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with MFS Investment Management

EQ/Money Market Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with The Dreyfus Corporation

EQ/Morgan Stanley Mid Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Morgan Stanley

EQ/Oppenheimer Global Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with OppenheimerFunds

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio EQ/Real Estate PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe

EQ/UBS Growth and Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/Wells Fargo Omega Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Wells Capital

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge Investments, LLC

Sub-Advisory Agreement with Marsico

Sub-Advisory Agreement with Scotia Institutional Asset Management US, Ltd.

Sub-Advisory Agreement with T. Rowe

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Financial Management, Inc. Sub-Advisory Agreement with PIMCO Sub-Advisory Agreement with SsgA

Multimanager Mid Cap Growth Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Franklin Advisers

Sub-Advisory Agreement with Wellington

Multimanager Mid Cap Value Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill

Sub-Advisory Agreement with Knightsbridge Asset Management, LLC

Sub-Advisory Agreement with Lord Abbett

Multimanager Technology Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Allianz Global Investors U.S. LLC Sub-Advisory Agreement with SSgA Sub-Advisory Agreement with Wellington

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates; (2) the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser) on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by, and the profits to be realized by, the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager, the relevant Sub-Adviser(s) and their respective affiliates. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information provided throughout the year at regular and special Board meetings, as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services provided by the Manager, the relevant Sub-Adviser(s) and their respective affiliates; as well as presentations made to the Board

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by certain Sub-Advisers throughout the year. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds (or peers) deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters. The Manager also provided supplemental comparative fee data for certain Portfolios.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. As noted below, as a result of these extensive discussions, the Manager agreed to implement revisions to the fee rates and/or breakpoints in the management and/or administrative fee schedules for certain of the Portfolios, and voluntary expense limitations or management fee waivers for certain of the Portfolios. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of each Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Manager, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information

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regarding the Manager’s process for selecting and monitoring the Sub-Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager has assumed significant risk in sponsoring the Portfolios and that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios. The Board considered information regarding the Manager’s ongoing risk management activities.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Manager, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the background of each of the Sub-Adviser’s portfolio managers who provide services to the Portfolios.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to brokers affiliated with the Manager or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services. In this regard, the Board also considered the Manager’s and each Sub-Adviser’s trading experience and received information regarding how the Manager and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Manager’s and each Sub-Adviser’s compliance programs, policies and procedures, and compliance matters involving the Manager and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager and the Sub-Advisers and reviewed information regarding the Manager’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives, including in response to investor behavior, intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Manager and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Manager and the Sub-Advisers in this context.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Manager, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement(s).

Investment Performance

The Board took into account discussions with the Manager and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board (which, in the case of

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certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and rolling period total returns. Appendix A includes certain information provided to, and considered by, the Board regarding each Portfolio’s performance relative to a benchmark, a Lipper peer group, and/or a VMI for the most recent one-, three-, five- and ten-year periods, as applicable, and since inception periods ended April 30, 2015. The Board noted that this information supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year.

The Board also factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year), the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market, issuer-specific information, and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (e.g., whether a one-year period is from December to December or April to April) can impact a Portfolio’s peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Fund-of-Funds Portfolios

With respect to the performance of the All Asset Allocation Portfolios, the Strategic Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other investment companies (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the underlying portfolios in which each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Manager had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the investment strategies of the underlying portfolios, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the underlying portfolios may employ, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the underlying portfolios in which a Portfolio invests.

The Board also noted that each of the All Asset Moderate Growth-Alt 15, All Asset Aggressive-Alt 25, All Asset Aggressive-Alt 50, All Asset Aggressive-Alt 75, EQ/Energy ETF and EQ/Low Volatility Global ETF Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each fund-of-funds Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

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Based on its review and the explanations provided by the Manager regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which seeks to achieve the total return performance of a particular index and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Manager generally considers a Portfolio’s performance relative to its VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

The Board and the Manager discussed the performance of each AXA Tactical Manager Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the AXA Natural Resources Portfolio, the Board considered that the Portfolio uses an indexing strategy and invests in other instruments to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the EQ/Calvert Socially Responsible Portfolio, the Board considered that the Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark. Among other information, the Board also considered that, with limited exceptions, the Lipper peer group for each Portfolio included both actively and passively managed funds.

In evaluating the performance of the EQ/Calvert Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. The Board also noted that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in August 2011 and, therefore, the

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Board focused on the Portfolio’s performance results since the conversion. The Board also considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the AXA Natural Resources, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios, the Board also noted that the Portfolios had implemented a passive management strategy in January 2015, December 2008, January 2009, January 2009, February 2011, December 2008, December 2008 and December 2008, respectively. Therefore, in each of these cases, the Board focused on the Portfolio’s performance results since the date of implementation. The Board also considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolios.

The Board and the Manager discussed the performance of each passive Portfolio in detail, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Manager’s and the relevant Sub-Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Manager and the relevant Sub-Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Sub-Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/Quality Bond PLUS and EQ/Real Estate PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in exchange-traded funds (“ETFs”).

The Board also considered that, in connection with the PLUS investment strategy, each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS and EQ/Real Estate PLUS Portfolios) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS and EQ/Real Estate PLUS Portfolios), the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers an equity Portfolio’s performance relative to its VMI to be more indicative than its performance relative to its benchmark.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

In evaluating the performance of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board also noted that the Portfolios had added the PLUS strategy in May 2007, February 2011, May 2007, May 2007, December 2008, May 2007, May 2009 and December 2008, respectively. The Board further considered that the PLUS investment strategy had been added to enhance the performance of the Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles.

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The Board also noted that each of the EQ/Emerging Markets Equity PLUS and EQ/Real Estate PLUS Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of the EQ/Convertible Securities and EQ/High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Pacific Global Small Cap Value and AXA/Templeton Global Equity Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each of these Portfolios uses a combination of active and passive investment strategies.

The Board also noted that each of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios had added the PACTIVE investment strategy in May 2009 and considered this fact in its review of those Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been added to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that, in connection with the PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers a Portfolio’s performance relative to its VMI to be more indicative than its performance relative to its benchmark.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

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The Board also noted that each of the AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Pacific Global Small Cap Value, EQ/Convertible Securities and EQ/High Yield Bond Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of the Multimanager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complimentary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and the other portions of a Portfolio are actively managed by a Sub-Adviser.

The Board noted that prior to June 2014 each Portfolio was organized as a series of AXA Premier VIP Trust (the “VIP Trust”), an affiliated investment company of the Trust managed by the Manager, and that, therefore, the performance information that had been provided to the Board, including the most recent performance information for the periods ended April 30, 2015, for each Portfolio included the performance of its predecessor series. The Board also noted that each Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Manager, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Manager had discontinued the use of these techniques in its management of the predecessor series, and the Manager was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. Furthermore, the Board noted that the performance information that had been provided to the Board, including the most recent performance information for the three-, five- and ten-year periods ended April 30, 2015, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios may have been different if the Portfolio had historically been managed using its current investment strategies and policies.

In addition, the Board considered the performance of the allocated portions of each Portfolio and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series) a tactical volatility management component.

The Board and the Manager discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the

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Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

Actively-Managed, Single Sub-Adviser Portfolios

With respect to the performance of the AXA/AB Dynamic Moderate Growth, AXA/AB Short Duration Government Bond, AXA/AB Small Cap Growth, AXA/Loomis Sayles Growth, AXA SmartBeta Equity, EQ/BlackRock Basic Value Equity, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/MFS International Growth, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/UBS Growth and Income and EQ/Wells Fargo Omega Growth Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

The Board also noted that each of the AXA/AB Short Duration Government Bond, AXA SmartBeta Equity and EQ/PIMCO Global Real Return Portfolios had only a short operating history on which to evaluate performance.

In evaluating the performance of the AXA/Loomis Sayles Growth Portfolio, the Board also considered that the Portfolio had replaced its Sub-Adviser, modified its investment strategy and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/GAMCO Mergers and Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also considered the very low interest rate environment and that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

In evaluating the performance of the EQ/PIMCO Ultra Short Bond Portfolio, the Board also considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board and the Manager discussed the performance of each actively-managed, single Sub-Adviser Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Adviser had taken to address a Portfolio’s performance, including any applicable changes to the Sub-Adviser or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Adviser regarding the performance of each actively-managed, single Sub-Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Sub-Adviser’s continued management of the Portfolio.

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Expenses

The Board considered each Portfolio’s investment management fee and, where applicable, investment sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within the Portfolio’s Lipper expense group assuming the funds were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Lipper investment management fee analysis included within such fee the separate administrative fees paid to FMG LLC. The Lipper analysis also provided comparative fee information net of administrative fees. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2014, and the Lipper expense ratios were shown for Class IA, Class IB and Class K shares, as applicable, of the relevant Portfolio.

The contractual investment management fee information described below includes within such fee the separate administrative fees paid to FMG LLC. Where contractual investment management fee comparisons were shown for Class IA and/or Class IB shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual investment management fee information described below reflects the comparisons for only Class IA and/or Class IB shares of that Portfolio.

The Board factored into its evaluation of each Portfolio’s expenses the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations, and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the management fee retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA and Class IB shares of the Portfolio were below the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the All Asset Allocation Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of these Portfolios were below, and for the Class K shares of each of these Portfolios (except the All Asset Growth-Alt 20 Portfolio) were above, the medians for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for each of the EQ/Energy ETF and EQ/Low Volatility Global ETF Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB and Class K shares of each of these Portfolios were below the medians for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of these Portfolios was at (in the case of the AXA Conservative

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Strategy Portfolio) or above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of the AXA Conservative Growth Strategy and AXA Ultra Conservative Strategy Portfolios was within five basis points of the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA shares of each of the AXA Balanced Strategy and AXA Growth Strategy Portfolios was above the median for the Portfolio’s respective Lipper peer group.

The Board further considered that the management fee rate schedule for the EQ/Energy ETF and EQ/Low Volatility Global ETF Portfolios and the administrative fee rate schedule for each of the Portfolios include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the fee rates and breakpoints in the EQ/Energy ETF and EQ/Low Volatility ETF Portfolios’ management fee schedules that would lower the Portfolios’ management fees at current or higher asset levels. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the AXA Aggressive Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and administrative fee schedules for the underlying portfolios, in particular the underlying portfolios managed by the Manager.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Manager’s management fee is fair and reasonable.

AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each Portfolio was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA (as applicable) and Class IB (as applicable) shares of each Portfolio and the Class K shares of each Portfolio (except the ATM Mid Cap Managed Volatility, AXA 400 Managed Volatility and AXA 2000 Managed Volatility Portfolios) were below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class K shares of the ATM Mid Cap Managed Volatility Portfolio was within five basis points of the median total expense ratio for the Portfolio’s Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the breakpoints in each Portfolio’s management and administrative fee schedules that would lower the Portfolio’s management and administrative fees at current or higher asset levels. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2015, to implement an additional, voluntary management fee waiver of one basis point for each of the Portfolios.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

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Passive Portfolios

The Board considered that the contractual management fee for each of the AXA Natural Resources, EQ/Calvert Socially Responsible, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Small Company Index Portfolios was at or below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable), Class IB and Class K (as applicable) shares of each of these Portfolios (except the Class K shares of the EQ/Core Bond Index Portfolio) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class K shares of the EQ/Core Bond Index Portfolio was within five basis points of the median total expense ratio for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Mid Cap Index Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were at, and for the Class K shares of the Portfolio were above, the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Equity 500 Index Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but, for Class K, within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the fee rates and breakpoints in each Portfolio’s management fee schedule that would lower the Portfolio’s management fee at current or higher asset levels. In addition, the Board noted that, for each of the AXA Natural Resources, EQ/Calvert Socially Responsible and EQ/Core Bond Index Portfolios, the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the AXA Natural Resources Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered the sub-advisory fee paid to the Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Manager’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Quality Bond PLUS and EQ/Real Estate PLUS Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA (as applicable) and Class IB shares of each of these Portfolios and the Class K shares of each of these Portfolios (except the AXA International Value Managed Volatility and AXA Mid Cap Value Managed Volatility Portfolios) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class K shares of each of the AXA International Value Managed Volatility and AXA Mid Cap Value Managed Volatility Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the EQ/Global Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered

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that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA, Class IB and Class K shares of the Portfolio were above (but within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement additional breakpoints in the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios’ management fee schedules that would lower the Portfolios’ management fees at higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the breakpoints in each Portfolio’s administrative fee schedule that would lower the Portfolio’s administrative fee at current or higher asset levels. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/Emerging Markets Equity PLUS and EQ/Real Estate PLUS Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2015, to implement an additional, voluntary management fee waiver of one basis point for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility and AXA Mid Cap Value Managed Volatility Portfolios.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for the AXA/Templeton Global Equity Managed Volatility Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA and Class IB shares of the Portfolio were below, and for the Class K shares of the Portfolio were above (but within five basis point of), the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Convertible Securities Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IB shares of the Portfolio were below, and for the Class K shares of the Portfolio were above, the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the AXA Global Equity Managed Volatility, AXA/Horizon Small Cap Value and AXA/Pacific Global Small Cap Value Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA (as applicable) and Class IB shares of each Portfolio (except the AXA Global Equity Managed Volatility Portfolio) were above the medians for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class K shares of each Portfolio was above (but, for the AXA Global Equity Managed Volatility Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group.

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The Board considered that the contractual management fee for each of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility and EQ/High Yield Bond Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA (as applicable) and Class IB shares of each Portfolio (except the AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth and EQ/High Yield Bond Portfolios) were below the medians for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class K shares of each Portfolio was above the median for the Portfolio’s respective Lipper peer group.

The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement additional breakpoints in the EQ/Convertible Securities and EQ/High Yield Bond Portfolios’ management fee schedules that would lower the Portfolios’ management fees at higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the breakpoints in each Portfolio’s administrative fee schedule that would lower the Portfolio’s administrative fee at current or higher asset levels. In addition, the Board noted that, for each Portfolio (except the AXA Global Equity Managed Volatility Portfolio), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for the AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Pacific Global Small Cap Value and EQ/Convertible Securities Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement lower voluntary expense limitations with respect to the AXA/Horizon Small Cap Value, AXA/Morgan Stanley Small Cap Growth, AXA/Pacific Global Small Cap Value and EQ/High Yield Bond Portfolios, and the Manager had agreed, effective October 1, 2015, to implement an additional, voluntary management fee waiver of one basis point for each of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Sub-Adviser.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Multimanager Portfolios

The Board considered that the contractual management fee for the Multimanager Aggressive Equity Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were at the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the Multimanager Core Bond Portfolio was at the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but, for Class K, within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the Multimanager Technology Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered

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that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio may invest) for the Class IA, Class IB and Class K shares of the Portfolio were above (but, for Class IA and Class IB, within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each Portfolio were above, and for the Class K shares of each Portfolio were at, the medians for the Portfolio’s respective Lipper peer group.

The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement additional breakpoints in the Multimanager Core Bond Portfolio’s management fee schedule that would lower the Portfolio’s management fee at higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the breakpoints in each Portfolio’s administrative fee schedule that would lower the Portfolio’s administrative fee at current or higher asset levels. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement lower voluntary expense limitations with respect to the Multimanager Core Bond and Multimanager Technology Portfolios.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios and accounts advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Manager’s management fee is fair and reasonable.

Actively-Managed, Single Sub-Adviser Portfolios

The Board considered that the contractual management fee for the AXA/AB Small Cap Growth Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were below the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/JPMorgan Value Opportunities Portfolio was at the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were above (but within five basis points of), and for the Class K shares of the Portfolio were below, the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the AXA/AB Short Duration Government Bond, AXA SmartBeta Equity, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/Invesco Comstock, EQ/Morgan Stanley Mid Cap Growth and EQ/Wells Fargo Omega Growth Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the AXA/AB Short Duration Government Bond, AXA SmartBeta Equity, EQ/Invesco Comstock, and EQ/Wells Fargo Omega Growth Portfolios) and the Class K shares of each of these Portfolios (except the AXA SmartBeta Equity, EQ/Invesco Comstock and EQ/Wells Fargo Omega Growth Portfolios) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of the

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AXA/AB Short Duration Government Bond, EQ/Invesco Comstock and EQ/Wells Fargo Omega Growth Portfolios and the Class K shares of each of the AXA SmartBeta Equity, EQ/Invesco Comstock and EQ/Wells Fargo Omega Growth Portfolios were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board also considered that the contractual management fee for each of the AXA/Loomis Sayles Growth, AXA/AB Dynamic Moderate Growth, EQ/Boston Advisors Equity Income, EQ/GAMCO Mergers and Acquisitions, EQ/MFS International Growth, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the EQ/GAMCO Mergers and Acquisitions Portfolio) were above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/MFS International Growth and EQ/T. Rowe Price Growth Stock Portfolios were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio for the Class K shares (as applicable) of each of these Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class K shares of each of the EQ/MFS International Growth and EQ/PIMCO Ultra Short Bond Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the breakpoints in the AXA/AB Dynamic Moderate Growth Portfolio’s administrative fee schedule that would lower the Portfolio’s administrative fee at current or higher asset levels. In addition, the Board noted that, for each Portfolio (except the AXA/AB Small Cap Growth, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value and EQ/Money Market Portfolios), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the AXA SmartBeta Equity, AXA/Loomis Sayles Growth, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement lower voluntary expense limitations with respect to the AXA/Loomis Sayles Growth and EQ/Boston Advisors Equity Income Portfolios. The Board also considered that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also considered the sub-advisory fee paid to the Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each actively-managed, single Sub-Adviser Portfolio, that the Manager’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2014, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being

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continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. In addition, the Board considered information prepared by management or from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

The Board also noted that the Manager generally is aware of the fees charged by the Sub-Advisers to other clients and that the Manager believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the quality of the investment sub-advisory services provided. The Manager advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Manager’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the aggregate sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Manager and reflect levels of profitability acceptable to the Manager and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Manager and not the Portfolio. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Manager, the Manager provides additional information regarding AllianceBernstein’s contribution to profitability.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee schedules for certain Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. The Board also noted that the administrative fee schedules for all Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels and also aggregate the assets managed by the Manager in a Portfolio and in certain other Portfolios. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement revisions to the fee rates and/or breakpoints in the management and/or administrative fee schedules for certain Portfolios, as noted above. The Board also noted that, although the management fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2015, to implement voluntary expense limitations for certain of the Portfolios, as noted above, and the Manager had agreed, effective October 1, 2015, to implement voluntary management fee waivers for certain of the Portfolios, as noted above. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include

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setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that would reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other Portfolios for which the Manager serves as investment manager and the Sub-Adviser serves as investment sub-adviser. Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out Benefits

The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Manager, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Allocation Portfolios, the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Manager and advised by Sub-Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

The Board also noted that each Sub-Adviser may derive ancillary benefits from Portfolio operations. For example, a Sub-Adviser, through its position as a Sub-Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and information regarding each Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with

1445

seeking best execution. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Manager, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Manager and receive sub-advisory fees with respect to those funds. The Board also recognized that the Sub-Advisers and their affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also recognized that the Sub-Advisers and their affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Manager or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and may derive benefits from its association with the Manager. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Sub-Adviser are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a Lipper peer group, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended April 30, 2015, supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year.

EQ Advisors Trust Monthly Investment Performance Summary
For the period ended April 30, 2015		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Large Cap Value
AXA Large Cap Value Managed Volatility - A	5/18/2001	9.15	16.23	11.40	4.96	5.00
AXA Large Cap Value Managed Volatility - B	1/1/1998	9.17	16.24	11.30	4.76	5.30
AXA Large Cap Value Managed Volatility - K	8/25/2011	9.42	16.55			17.90
Lipper Large-Cap Value Funds		9.24	16.29	12.58	7.23	6.33
Russell 1000 Value Index		9.31	17.20	13.39	7.51	7.05
Volatility Managed Index - Large Cap Value		11.16	16.99	13.21	9.74	N/A
AXA/Mutual Large Cap Equity Managed Volatility - A	9/15/2006	9.77	15.06	10.93		5.03
AXA/Mutual Large Cap Equity Managed Volatility - B	9/15/2006	9.69	15.04	10.84		4.88
AXA/Mutual Large Cap Equity Managed Volatility - K	8/25/2011	9.95	15.33			16.41
Lipper Large-Cap Core Funds		11.52	15.78	12.93		6.92
S&P 500 Index		12.98	16.73	14.33		7.72
Volatility Managed Index - Large Cap Core		13.00	16.75	13.67		N/A
EQ/Blackrock Basic Value Equity - A	10/2/2002	9.95	16.92	12.80	8.00	10.12
EQ/Blackrock Basic Value Equity - B	5/1/1997	9.98	16.92	12.72	7.82	8.66
EQ/Blackrock Basic Value Equity - K	8/25/2011	10.28	17.22			19.72
Lipper Large-Cap Value Funds		9.24	16.29	12.58	7.23	7.10
Russell 1000 Value Index		9.31	17.20	13.39	7.51	8.19
EQ/Boston Advisors Equity Income - A	12/13/2004	7.35	14.66	12.49	6.76	6.56
EQ/Boston Advisors Equity Income - B	12/1/1998	7.48	14.67	12.41	6.58	5.57
EQ/Boston Advisors Equity Income - K	8/25/2011	7.78	15.01			18.19
Lipper Equity Income Funds		7.41	14.24	12.25	7.19	6.33
Russell 1000 Value Index		9.31	17.20	13.39	7.51	6.71
EQ/Invesco Comstock - A	4/29/2005	8.74	16.94	13.57	7.01	7.01
EQ/Invesco Comstock - B	4/29/2005	8.74	16.92	13.47	6.83	6.83
EQ/Invesco Comstock - K	10/28/2013	9.03				12.11
Lipper Large-Cap Value Funds		9.24	16.29	12.58	7.23	7.23
Russell 1000 Value Index		9.31	17.20	13.39	7.51	7.51

1446

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/JPMorgan Value Opportunities - A	10/2/2002	11.88	17.36	12.34	7.07	8.96
EQ/JPMorgan Value Opportunities - B	5/1/1997	11.85	17.34	12.23	6.89	5.80
EQ/JPMorgan Value Opportunities - K	11/30/2011	12.16	17.64			19.10
Lipper Large-Cap Value Funds		9.24	16.29	12.58	7.23	7.10
Russell 1000 Value Index		9.31	17.20	13.39	7.51	8.19
EQ/Large Cap Value Index - A	10/3/2005	8.63	16.35	12.67		0.89
EQ/Large Cap Value Index - B	10/3/2005	8.65	16.33	12.60		0.73
Lipper Large-Cap Value Funds		9.24	16.29	12.58		6.88
Russell 1000 Value Index		9.31	17.20	13.39		7.05
Large Cap Blend
AXA Large Cap Core Managed Volatility - A	3/25/2002	12.67	15.82	12.00	7.15	5.79
AXA Large Cap Core Managed Volatility - B	1/1/1999	12.79	15.86	11.91	6.95	3.78
AXA Large Cap Core Managed Volatility - K	8/25/2011	12.94	16.10			17.74
Lipper Large-Cap Core Funds		11.52	15.78	12.93	7.84	5.09
S&P 500 Index		12.98	16.73	14.33	8.32	5.24
Volatility Managed Index - Large Cap Core		13.00	16.75	13.67	10.14	N/A
EQ/Capital Guardian Research - A	3/25/2002	18.25	17.53	15.65	8.33	6.74
EQ/Capital Guardian Research - B	5/1/1999	18.23	17.53	15.53	8.14	5.98
EQ/Capital Guardian Research - K	10/30/2013	18.51				13.99
Lipper Multi-Cap Growth Funds		15.58	16.36	15.11	9.83	4.61
S&P 500 Index		12.98	16.73	14.33	8.32	4.78
EQ/Common Stock Index - A	1/13/1976	12.13	16.09	13.73	6.90	11.18
EQ/Common Stock Index - B	10/2/1996	12.15	16.11	13.63	6.72	6.90
Lipper Multi-Cap Core Funds		10.23	15.38	12.54	8.54	11.17
Russell 3000 Index		12.74	16.86	14.33	8.66	N/A
EQ/Equity 500 Index - A	3/1/1994	12.25	15.99	13.71	7.87	9.00
EQ/Equity 500 Index - B	5/1/1997	12.27	15.99	13.62	7.69	6.80
EQ/Equity 500 Index - K	8/25/2011	12.56	16.29			19.35
Lipper S&P 500 Index Funds		12.53	16.26	13.88	7.96	9.12
S&P 500 Index		12.98	16.73	14.33	8.32	9.45
EQ/UBS Growth and Income - B	12/1/1998	16.26	17.59	13.36	7.49	5.34
Lipper Multi-Cap Core Funds		10.23	15.38	12.54	8.54	7.08
Russell 1000 Index		13.00	16.95	14.47	8.62	5.91
Large Cap Growth
Multimanager Aggressive Equity - A	1/27/1986	16.62	15.99	13.36	7.58	9.26
Multimanager Aggressive Equity - B	10/2/1996	16.62	15.98	13.26	7.40	3.08
Multimanager Aggressive Equity - K	8/25/2011	16.90	16.29			18.63
Lipper Multi-Cap Growth Funds		15.58	16.36	15.11	9.83	9.77
Russell 3000 Growth Index		16.50	16.64	15.45	9.69	9.91
AXA Large Cap Growth Managed Volatility - A	11/28/1998	15.58	15.52	13.09	9.42	5.19
AXA Large Cap Growth Managed Volatility - B	5/1/1997	15.60	15.54	13.01	9.23	6.74
AXA Large Cap Growth Managed Volatility - K	8/25/2011	15.89	15.83			18.29
Lipper Large-Cap Growth Funds		16.57	15.43	13.89	8.92	7.27
Russell 1000 Growth Index		16.67	16.60	15.49	9.62	6.79
Volatility Managed Index - Large Cap Growth		14.83	16.69	14.26	10.82	N/A
AXA/Loomis Sayles Growth - A	12/13/2004	16.04	14.15	12.25	8.68	8.12
AXA/Loomis Sayles Growth - B	12/1/1998	16.12	14.15	12.16	8.49	4.82
AXA/Loomis Sayles Growth - K	2/6/2015					5.60
Lipper Large-Cap Growth Funds		16.57	15.43	13.89	8.92	5.78
Russell 3000 Growth Index		16.50	16.64	15.45	9.69	4.71

1447

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Calvert Socially Responsible - A	10/2/2002	15.36	16.73	14.38	7.56	8.14
EQ/Calvert Socially Responsible - B	9/1/1999	15.30	16.75	14.28	7.39	3.24
Lipper Multi-Cap Core Funds		10.23	15.38	12.54	8.54	6.97
Calvert Social Index		16.51	17.92	14.80	8.83	N/A
Russell 1000 Growth Index		16.67	16.60	15.49	9.62	3.67
EQ/Large Cap Growth Index - A	5/1/1999	15.73	15.81	14.91	10.17	3.25
EQ/Large Cap Growth Index - B	5/1/1999	15.73	15.83	14.82	9.97	3.05
EQ/Large Cap Growth Index - K	8/25/2011	16.03	16.09			19.70
Lipper Large-Cap Growth Funds		16.57	15.43	13.89	8.92	4.73
Russell 1000 Growth Index		16.67	16.60	15.49	9.62	3.78
EQ/T. Rowe Price Growth Stock - A	5/16/2007	19.71	16.70	15.36		7.70
EQ/T. Rowe Price Growth Stock - B	8/1/1988	19.70	16.70	15.27	8.01	9.21
EQ/T. Rowe Price Growth Stock - K	11/30/2011	20.00	16.99			20.48
Lipper Large-Cap Growth Funds		16.57	15.43	13.89	8.92	9.95
Russell 1000 Growth Index		16.67	16.60	15.49	9.62	10.07
EQ/Wells Fargo Omega Growth - A	10/2/2002	12.22	14.23	13.64	10.62	11.13
EQ/Wells Fargo Omega Growth - B	1/1/1999	12.25	14.22	13.54	10.43	5.00
EQ/Wells Fargo Omega Growth - K	8/28/2012	12.54				17.22
Lipper Multi-Cap Growth Funds		15.58	16.36	15.11	9.83	5.03
Russell 3000 Growth Index		16.50	16.64	15.45	9.69	4.28
Small/Mid Cap Value
Multimanager Mid Cap Value - A	12/31/2001	6.23	15.54	10.12	8.39	7.36
Multimanager Mid Cap Value - B	12/31/2001	6.27	15.58	10.02	8.20	7.16
Multimanager Mid Cap Value - K	8/25/2011	6.49	15.86			15.65
Lipper Mid-Cap Value Funds		9.32	16.85	12.92	8.92	8.48
Russell 2500 Value Index		6.28	15.97	12.46	8.72	9.74
AXA Mid Cap Value Managed Volatility - A	11/24/1998	9.67	16.88	11.94	7.99	7.32
AXA Mid Cap Value Managed Volatility - B	5/1/1997	9.68	16.91	11.84	7.79	6.71
AXA Mid Cap Value Managed Volatility - K	11/30/2011	9.94	17.16			19.25
Lipper Mid-Cap Value Funds		9.32	16.85	12.92	8.92	10.50
Russell Midcap Value Index		9.97	18.42	14.57	9.77	10.82
Volatility Managed Index - Mid Cap Value		11.10	17.10	13.02	11.55	N/A
AXA/Franklin Small Cap Value Managed Volatility - A	9/15/2006	5.33	14.36	9.94		5.51
AXA/Franklin Small Cap Value Managed Volatility - B	9/15/2006	5.32	14.34	9.86		5.36
AXA/Franklin Small Cap Value Managed Volatility - K	8/25/2011	5.59	14.63			16.96
Lipper Small-Cap Core Funds		8.26	15.32	12.60		7.49
Russell 2500 Value Index		6.28	15.97	12.46		7.25
Volatility Managed Index - Small Cap Value		7.91	15.80	11.55		N/A
AXA/Horizon Small Cap Value - K	4/18/2014	3.39				2.98
Lipper Small-Cap Value Funds		5.31				5.31
Russell 2000 Value Index		4.89				3.88
AXA/Pacific Global Small Cap Value - K	4/18/2014	(8.26)				(8.90)
Lipper Small-Cap Value Funds		5.31				5.31
Russell 2000 Value Index		4.89				3.88
EQ/GAMCO Small Company Value - A	7/13/2007	5.18	15.77	13.66		9.40
EQ/GAMCO Small Company Value - B	8/1/1988	5.17	15.76	13.56	11.77	13.13
EQ/GAMCO Small Company Value - K	8/25/2011	5.43	16.06			18.75
Lipper Small-Cap Core Funds		8.26	15.32	12.60	8.84	9.12
Russell 2000 Value Index		4.89	14.52	10.55	7.87	10.85

1448

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Small/Mid Cap Blend
AXA/Lord Abbett Micro Cap - K	4/18/2014	11.72				9.28
Lipper Small-Cap Core Funds		8.26				8.26
Russell Microcap Index		7.62				5.89
EQ/Mid Cap Index - A	3/25/2002	11.42	15.68	13.70	8.02	7.82
EQ/Mid Cap Index - B	9/1/2000	11.49	15.70	13.61	7.84	5.68
EQ/Mid Cap Index - K	8/25/2011	11.77	16.02			19.30
Lipper Mid-Cap Core Funds		11.05	16.14	13.47	9.46	8.47
S&P MidCap 400 Index		12.28	16.53	14.41	10.59	8.54
EQ/Small Company Index - A	3/25/2002	9.70	15.36	12.39	8.84	8.16
EQ/Small Company Index - B	1/1/1998	9.61	15.31	12.29	8.65	7.00
EQ/Small Company Index - K	8/25/2011	9.97	15.64			18.87
Lipper Small-Cap Core Funds		8.26	15.32	12.60	8.84	7.92
Russell 2000 Index		9.71	15.87	12.73	9.18	7.49
Small/Mid Cap Growth
Multimanager Mid Cap Growth - A	12/31/2001	13.27	15.84	13.10	9.46	6.20
Multimanager Mid Cap Growth - B	12/31/2001	13.31	15.85	13.01	9.29	6.00
Multimanager Mid Cap Growth - K	8/25/2011	13.59	16.15			18.37
Lipper Mid-Cap Growth Funds		15.72	14.95	13.92	9.95	7.52
Russell 2500 Growth Index		15.54	17.42	15.68	11.02	8.76
AXA/Morgan Stanley Small Cap Growth - K	4/18/2014	10.21				5.82
Lipper Small-Cap Growth Funds		12.66				12.66
Russell 2000 Growth Index		14.65				13.00
AXA/AB Small Cap Growth - A	5/1/1997	11.38	14.75	14.56	10.41	8.37
AXA/AB Small Cap Growth - B	5/1/1997	11.35	14.78	14.46	10.23	8.16
AXA/AB Small Cap Growth - K	8/25/2011	11.66	15.05			19.56
Lipper Small-Cap Growth Funds		12.66	15.28	14.46	9.76	8.57
Russell 2000 Growth Index		14.65	17.22	14.94	10.41	7.35
EQ/Morgan Stanley Mid Cap Growth - A	4/29/2005	11.62	10.86	11.37	10.28	10.28
EQ/Morgan Stanley Mid Cap Growth - B	4/29/2005	11.59	10.84	11.28	10.10	10.09
EQ/Morgan Stanley Mid Cap Growth - K	11/30/2011	11.86	11.12			12.62
Lipper Mid-Cap Growth Funds		15.72	14.95	13.92	9.95	9.95
Russell Midcap Growth Index		16.46	17.14	15.59	10.55	10.55
Specialty
Multimanager Technology - A	12/31/2001	18.23	15.68	14.36	10.58	6.58
Multimanager Technology - B	12/31/2001	18.22	15.65	14.25	10.39	6.38
Multimanager Technology - K	8/28/2012	18.51				18.64
Lipper Science & Technology Funds		18.10	14.77	13.48	9.92	5.68
S&P North American Technology Sector Index		19.46	16.38	14.79	11.16	6.67
Russell 1000 Index		13.00	16.95	14.47	8.62	7.10
AXA Natural Resources - B	2/8/2013	(15.61)				(2.85)
AXA Natural Resources - K	2/8/2013	(15.38)				(2.59)
Lipper Natural Resources Funds		(13.97)				(1.27)
MSCI World Commodity Producers (Net) Index		(14.79)				(2.66)
AXA SmartBeta Equity - B	10/28/2013	7.31				8.83
AXA SmartBeta Equity - K	10/28/2013	7.58				9.12
Lipper Global Multi-Cap Growth Funds		10.41				9.87
MSCI World (Net) Index		7.41				8.91

1449

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Convertible Securities - B	10/28/2013	6.86				8.97
EQ/Convertible Securities - K	10/28/2013	7.12				9.24
Lipper Specialty/Miscellaneous Funds		9.75				10.16
BofA Merrill Lynch All U.S. Convertibles Index		8.95				11.50
EQ/Energy ETF - B	10/28/2013	(16.47)				(6.06)
EQ/Energy ETF - K	10/28/2013	(16.25)				(5.81)
Lipper Natural Resources Funds		(13.97)				(5.52)
Energy Select Sector Index		(9.73)				(0.86)
EQ/GAMCO Mergers and Acquisitions - A	6/8/2007	4.78	5.90	5.71		3.79
EQ/GAMCO Mergers and Acquisitions - B	5/1/2003	4.80	5.89	5.63	5.36	5.66
EQ/GAMCO Mergers and Acquisitions - K	8/25/2011	4.99	6.13			6.34
Lipper Specialty/Miscellaneous Funds		9.75	12.51	11.20	7.95	8.82
S&P 500 Index		12.98	16.73	14.33	8.32	9.30
S&P Long Only Merger Arbitrage Index		3.99	4.49	4.32	6.30	N/A
EQ/Low Volatility Global ETF - B	10/28/2013	9.08				8.27
EQ/Low Volatility Global ETF - K	10/28/2013	9.36				8.49
Lipper Global Multi-Cap Core Funds		7.61				8.73
MSCI ACWI Minimum Volatility (Net) Index		13.95				11.27
MSCI AC World (Net) Index		7.46				8.26
EQ/Real Estate PLUS - B	2/8/2013	11.06				7.60
EQ/Real Estate PLUS - K	2/8/2013	11.35				7.88
Lipper Global Real Estate Funds		10.31				8.01
FTSE EPRA/NAREIT Developed Index		10.88				8.84
International/Global Stocks
AXA Global Equity Managed Volatility - A	10/2/2002	6.39	11.15	7.71	9.70	14.13
AXA Global Equity Managed Volatility - B	8/20/1997	6.40	11.15	7.62	9.52	6.18
AXA Global Equity Managed Volatility - K	8/25/2011	6.65	11.42			11.59
Lipper Global Multi-Cap Core Funds		7.61	13.03	10.12	7.16	5.38
MSCI AC World (Net) Index		7.46	12.24	9.58	6.98	N/A
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29	6.84	N/A	N/A
Volatility Managed Index - Global Blend		7.27	13.94	10.56	8.61	N/A
Volatility Managed Index - Global Proxy Blend		6.81	14.12	10.57	N/A	N/A
AXA International Core Managed Volatility - A	3/25/2002	(0.32)	8.45	5.06	4.75	5.38
AXA International Core Managed Volatility - B	5/1/1999	(0.32)	8.44	4.98	4.57	3.55
AXA International Core Managed Volatility - K	8/25/2011	(0.06)	8.72			7.87
Lipper International Large-Cap Growth Funds		3.23	9.71	8.00	6.72	5.13
MSCI EAFE Index		1.66	11.22	7.40	5.62	4.14
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29	6.84	N/A	N/A
Volatility Managed Index - International		1.65	11.00	7.36	6.93	N/A
Volatility Managed Index - International Proxy		0.78	11.32	7.35	N/A	N/A
AXA International Value Managed Volatility - A	3/25/2002	(0.68)	9.43	5.22	4.09	5.05
AXA International Value Managed Volatility - B	5/1/1997	(0.76)	9.43	5.12	3.91	5.67
AXA International Value Managed Volatility - K	8/25/2011	(0.57)	9.68			8.80
Lipper International Large-Cap Core Funds		(0.32)	9.97	6.82	5.10	4.97
MSCI EAFE Index		1.66	11.22	7.40	5.62	5.21
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29	6.84	N/A	N/A
Volatility Managed Index - International Proxy		0.78	11.32	7.35	N/A	N/A

1450

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA/Templeton Global Equity Managed Volatility - A	9/15/2006	4.16	14.02	9.59		3.84
AXA/Templeton Global Equity Managed Volatility - B	9/15/2006	4.16	14.02	9.48		3.68
AXA/Templeton Global Equity Managed Volatility - K	8/25/2011	4.43	14.29			14.63
Lipper Global Large-Cap Value Funds		2.11	13.54	9.57		3.92
MSCI World (Net) Index		7.41	13.49	10.51		5.39
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29	6.84		2.82
Volatility Managed Index - Global Blend		7.27	13.94	10.56		N/A
Volatility Managed Index - Global Proxy Blend		6.81	14.12	10.57		N/A
EQ/International Equity Index - A	4/3/1995	(0.30)	10.35	6.14	3.22	3.70
EQ/International Equity Index - B	5/1/1997	(0.25)	10.38	6.06	3.06	2.81
EQ/International Equity Index - K	8/25/2011	(0.03)	10.68			9.99
Lipper International Large-Cap Core Funds		(0.32)	9.97	6.82	5.10	6.44
MSCI EAFE Index		1.66	11.22	7.40	5.62	5.36
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29	6.84	N/A	N/A
EQ/MFS International Growth - A	9/26/2008	2.36	7.48	7.62		6.97
EQ/MFS International Growth - B	11/18/1994	2.36	7.47	7.57	7.23	5.24
EQ/MFS International Growth - K	8/25/2011	2.63	7.75			9.69
Lipper International Multi-Cap Growth Funds		4.45	9.66	7.43	6.55	6.49
MSCI AC World ex. U.S. Growth (Net) Index		5.43	8.92	6.81	6.66	N/A
EQ/Oppenheimer Global - A	8/31/2006	9.89	14.81	10.91		6.33
EQ/Oppenheimer Global - B	8/31/2006	9.89	14.81	10.82		6.17
Lipper Global Multi-Cap Growth Funds		10.41	14.16	10.37		6.22
MSCI AC World (Net) Index		7.46	12.24	9.58		5.31
MSCI World (Net) Index
EQ/Emerging Markets Equity PLUS - B	2/8/2013	5.26				(0.19)
EQ/Emerging Markets Equity PLUS - K	2/8/2013	5.52				0.07
Lipper Emerging Markets Funds		4.44				1.21
MSCI Emerging Markets (Gross Div) Index		8.17				2.24
Investment Grade Bonds
Multimanager Core Bond - A	12/31/2001	3.11	1.91	3.49	4.34	4.56
Multimanager Core Bond - B	12/31/2001	3.10	1.91	3.42	4.17	4.36
Multimanager Core Bond - K	8/25/2011	3.34	2.16			2.73
Lipper Core Bond Funds		3.95	2.82	4.30	4.54	4.91
Barclays Intermediate U.S. Government/Credit Index		3.02	1.99	3.33	4.22	4.46
AXA/AB Short Duration Government Bond - B	5/20/2013	(0.40)				(0.57)
AXA/AB Short Duration Government Bond - K	5/20/2013	(0.20)				(0.41)
Lipper Short Inv. Grade Debt Funds		0.51				0.49
BofA Merrill Lynch 1-year U.S. Treasury Note Index		0.23				0.25
EQ/Core Bond Index - A	3/25/2002	2.25	1.27	2.70	1.88	2.82
EQ/Core Bond Index - B	1/1/1998	2.35	1.27	2.61	1.72	3.52
EQ/Core Bond Index - K	8/25/2011	2.61	1.53			1.83
Lipper Core Bond Funds		3.95	2.82	4.30	4.54	5.11
Barclays Intermediate U.S. Government/Credit Index		3.02	1.99	3.33	4.22	5.02

1451

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Intermediate Government Bond - A	4/1/1991	1.67	0.51	1.98	2.48	4.58
EQ/Intermediate Government Bond - B	5/1/1997	1.58	0.48	1.89	2.30	3.64
EQ/Intermediate Government Bond - K	8/25/2011	1.83	0.73			0.92
Lipper General U.S. Government Funds		4.35	1.78	3.70	4.12	5.66
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64	3.83	5.42
EQ/PIMCO Global Real Return - B	2/8/2013	6.46				1.65
EQ/PIMCO Global Real Return - K	2/8/2013	6.63				1.87
Lipper Inflation Protected Bond Funds		2.38				(1.11)
Barclays World Government Inflation-linked Bond Index		7.76				2.34
EQ/PIMCO Ultra Short Bond - A	3/30/2007	(0.21)	0.23	0.39		1.89
EQ/PIMCO Ultra Short Bond - B	1/24/2002	(0.21)	0.23	0.31	1.74	2.66
EQ/PIMCO Ultra Short Bond - K	8/25/2011	0.04	0.45			0.60
Lipper Short Inv. Grade Debt Funds		0.51	0.83	1.44	2.94	3.25
BofA Merrill Lynch 3-Month Treasury Bill Index		0.02	0.07	0.09	1.46	1.48
EQ/Global Bond PLUS - A	10/3/2005	(1.40)	0.11	2.14		3.39
EQ/Global Bond PLUS - B	10/3/2005	(1.41)	0.13	2.07		3.22
EQ/Global Bond PLUS - K	8/25/2011	(1.04)	0.40			0.47
Lipper Global Income Funds		(0.30)	1.49	3.70		5.27
BofA Merrill Lynch Global Broad Market Index		(3.04)	(0.03)	2.69		N/A
EQ/Quality Bond PLUS - A	10/1/1993	2.57	1.11	1.81	2.19	4.11
EQ/Quality Bond PLUS - B	7/8/1998	2.58	1.11	1.74	2.03	3.36
EQ/Quality Bond PLUS - K	4/17/2014	2.95				3.20
Lipper Core Plus Bond Funds		3.90	3.25	4.50	4.72	5.39
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64	3.83	4.82
High Yield
EQ/High Yield Bond - B	2/8/2013	2.43				5.36
EQ/High Yield Bond - K	2/8/2013	2.60				5.60
Lipper High Yield Funds		2.14				4.59
BofA Merrill Lynch High Yield Master II Index		2.57				5.69
Money Market**
EQ/Money Market - A	7/13/1981	0.00	0.00	0.00	1.44	4.61
EQ/Money Market - B	10/2/1996	0.00	0.00	0.00	1.31	2.25
Lipper Money Market Funds		(0.03)	(0.02)	(0.02)	1.36	4.28
BofA Merrill Lynch 3-Month Treasury Bill Index		0.02	0.07	0.09	1.46	4.76
AXA Tactical Manager Portfolios
AXA 2000 Managed Volatility - B	10/29/2009	8.90	14.86	10.11		13.38
AXA 2000 Managed Volatility - K	8/25/2011	9.17	15.16			16.58
Lipper Small-Cap Core Funds		8.26	15.32	12.60		16.33
Russell 2000 Index		9.71	15.87	12.73		18.22
Volatility Managed Index - Small Cap Core		9.61	15.73	11.68		N/A
AXA 400 Managed Volatility - B	10/29/2009	11.28	15.22	11.57		14.30
AXA 400 Managed Volatility - K	8/25/2011	11.52	15.52			17.21
Lipper Mid-Cap Core Funds		11.05	16.14	13.47		16.68
S&P MidCap 400 Index		12.28	16.53	14.41		19.76
Volatility Managed Index - Mid Cap Core		12.24	16.16	12.94		N/A

1452

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA 500 Managed Volatility - B	10/29/2009	11.89	15.54	11.86		12.86
AXA 500 Managed Volatility - K	8/25/2011	12.15	15.80			17.49
Lipper Large-Cap Core Funds		11.52	15.78	12.93		14.54
S&P 500 Index		12.98	16.73	14.33		17.83
Volatility Managed Index - Large Cap Core		13.00	16.75	13.67		N/A
AXA International Managed Volatility - B	10/29/2009	0.09	10.04	5.26		4.60
AXA International Managed Volatility - K	8/25/2011	0.28	10.29			8.88
Lipper International Large-Cap Core Funds		(0.32)	9.97	6.82		6.72
MSCI EAFE Index		1.66	11.22	7.40		6.98
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29	6.84		6.14
Volatility Managed Index - International		1.65	11.00	7.36		N/A
Volatility Managed Index - International Proxy		0.78	11.32	7.35		N/A
ATM International Managed Volatility - K	8/25/2011	0.45	10.42			8.53
Lipper International Large-Cap Core Funds		(0.32)	9.97			8.61
MSCI EAFE Index		1.66	11.22			10.87
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		0.70	11.29			N/A
Volatility Managed Index - International II		1.65	10.89			N/A
Volatility Managed Index - International Proxy II		0.68	11.14			N/A
ATM Large Cap Managed Volatility - K	8/25/2011	12.12	15.79			17.06
Lipper Large-Cap Core Funds		11.52	15.78	12.93		14.42
S&P 500 Index		12.98	16.73	14.33		15.65
Volatility Managed Index - Large Cap Core II		13.01	16.76	13.33		N/A
ATM Mid Cap Managed Volatility - K	8/25/2011	11.44	15.54			16.73
Lipper Mid-Cap Core Funds		11.05	16.14	13.47		16.41
S&P MidCap 400 Index		12.28	16.53	14.41		17.17
Volatility Managed Index - Mid Cap Core II		12.23	15.97	12.18		N/A
ATM Small Cap Managed Volatility - K	8/25/2011	9.33	15.33			16.18
Lipper Small-Cap Core Funds		8.26	15.32	12.60		15.68
Russell 2000 Index		9.71	15.87	12.73		15.55
Volatility Managed Index - Small Cap Core II		9.57	15.66	11.11		N/A
AXA Asset Allocation Portfolios
All Asset Moderate Growth - Alt 15 - B	8/29/2012	3.64				7.31
All Asset Moderate Growth - Alt 15 - K	8/29/2012	3.90				7.58
Lipper Alternative Other Funds		3.02				6.53
S&P 500 Index		12.98				18.23
Barclays Intermediate U.S. Government/Credit Index		3.02				1.71
All Asset Moderate Growth - Alt 15 Index		5.88				8.71
All Asset Growth - Alt 20 - A	10/29/2009	4.22	7.68	7.43		8.46
All Asset Growth - Alt 20 - B	8/1/1988	4.26	7.68	7.35	5.07	9.14
All Asset Growth - Alt 20 - K	8/28/2012	4.48				9.12
Lipper Alternative Other Funds		3.02	5.75	6.31	6.17	6.44
S&P 500 Index		12.98	16.73	14.33	8.32	10.32
Barclays Intermediate U.S. Government/Credit Index		3.02	1.99	3.33	4.22	6.20
All Asset Growth - Alt 20 Index		6.09	9.14	8.13	6.52	N/A

1453

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
All Asset Aggressive - Alt 25 - B	8/29/2012	4.82				10.53
All Asset Aggressive - Alt 25 - K	8/29/2012	5.00				10.78
Lipper Alternative Other Funds		3.02				6.53
S&P 500 Index		12.98				(0.26)
Barclays Intermediate U.S. Government/Credit Index		3.02				0.32
All Asset Aggressive - Alt 25 Index		6.66				11.56
All Asset Aggressive - Alt 50 - B	10/28/2013	2.54				3.30
All Asset Aggressive - Alt 50 - K	10/28/2013	2.91				3.58
Lipper Alternative Other Funds		3.02				3.99
S&P 500 Index		12.98				14.17
Barclays Intermediate U.S. Government/Credit Index		3.02				2.57
All Asset Aggressive - Alt 50 Index		6.24				6.44
All Asset Aggressive - Alt 75 - B	10/28/2013	(0.13)				1.47
All Asset Aggressive - Alt 75 - K	10/28/2013	0.13				1.74
Lipper Alternative Other Funds		3.02				3.99
S&P 500 Index		12.98				14.17
Barclays Intermediate U.S. Government/Credit Index		3.02				2.57
All Asset Aggressive - Alt 75 Index		4.84				4.73
AXA Ultra Conservative Strategy - B	9/28/2011	2.18	1.71			2.07
Lipper Mixed-Asset Target Allocation Conservative Funds		4.59	6.00			7.53
S&P 500 Index		12.98	16.73			20.55
Barclays Intermediate U.S. Government Index		2.68	1.20			1.37
90% B Intmd U.S. Govt / 1.5% VMI - Intl / 1.5% VMI - MCC / 5.5% VMI - LCC / 1.5% VMI - SCC		3.51	2.62			N/A
AXA Conservative Strategy - B	4/30/2009	3.00	3.27	3.45		4.78
Lipper Mixed-Asset Target Allocation Conservative Funds		4.59	6.00	6.21		8.77
S&P 500 Index		12.98	16.73	14.33		18.09
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64		2.59
66% B Intmd U.S. Govt / 3% VMI - Intl / 3% VMI - MCC / 11% VMI - LCC / 3% VMI - SCC / 14% ML 3mos T-Bill		3.95	3.89	4.33		N/A
AXA Conservative Growth Strategy - B	4/30/2009	4.49	6.00	5.22		7.30
Lipper Mixed-Asset Target Allocation Conservative Funds		4.59	6.00	6.21		8.77
S&P 500 Index		12.98	16.73	14.33		18.09
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64		2.59
50% B Intmd U.S. Govt / 7% VMI - Intl / 7% VMI - MCC / 19% VMI - LCC / 7% VMI - SCC / 10% ML 3mos T-Bill		5.54	6.76	6.36		N/A
AXA Balanced Strategy - A	9/11/2009	5.23	7.36	6.19		6.89
AXA Balanced Strategy - B	4/30/2009	5.22	7.37	6.11		8.36
Lipper Mixed-Asset Target Allocation Moderate Funds		6.48	8.93	8.23		11.41
S&P 500 Index		12.98	16.73	14.33		18.09
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64		2.59
42% B Intmd U.S. Govt / 8% VMI - Intl / 8% VMI - MCC / 26% VMI - LCC / 8% VMI - SCC / 8% ML 3mos T-Bill		6.47	8.26	7.43		N/A

1454

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA Moderate Growth Strategy - B	4/30/2009	6.02	8.76	6.98		9.93
Lipper Mixed-Asset Target Allocation Moderate Funds		6.48	8.93	8.23		11.41
S&P 500 Index		12.98	16.73	14.33		18.09
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64		2.59
33% B Intmd U.S. Govt / 10% VMI - Intl / 10% VMI - MCC / 30% VMI - LCC / 10% VMI - SCC / 7% ML 3mos T-Bill		7.23	9.70	8.38		N/A
AXA Growth Strategy - A	9/11/2009	6.80	10.17	7.92		8.82
AXA Growth Strategy - B	4/30/2009	6.79	10.16	7.82		10.82
Lipper Mixed-Asset Target Allocation Growth Funds		7.40	10.84	9.70		13.11
S&P 500 Index		12.98	16.73	14.33		18.09
Barclays Intermediate U.S. Government Index		2.68	1.20	2.64		2.59
25% B Intmd U.S. Govt / 12% VMI - Intl / 12% VMI - MCC / 34% VMI - LCC / 12% VMI - SCC / 5% ML 3mos T-Bill		8.01	11.15	9.35		N/A
AXA Aggressive Strategy - B	4/12/2012	7.61	11.74			11.84
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		8.31	12.22			12.22
S&P 500 Index		12.98	16.73			16.74
Barclays Intermediate U.S. Government Index		2.68	1.20			1.31
17% B Intmd U.S. Govt / 13% VMI - Intl / 13% VMI - MCC / 41% VMI - LCC / 13% VMI - SCC / 3% ML 3mos T-Bill		8.94	12.68			N/A
AXA/Franklin Balanced Managed Volatility - A	9/15/2006	3.59	9.04	7.78		4.65
AXA/Franklin Balanced Managed Volatility - B	9/15/2006	3.59	9.04	7.67		4.48
AXA/Franklin Balanced Managed Volatility - K	8/25/2011	3.76	9.28			10.02
Lipper Mixed-Asset Target Allocation Moderate Funds		6.48	8.93	8.23		5.81
S&P 500 Index		12.98	16.73	14.33		7.72
Barclays Intermediate U.S. Government/Credit Index		3.02	1.99	3.33		4.48
50% VMI - LCC / 50% Barclays Intmd U.S. Govt/Credit Index		8.02	9.27	8.62		N/A
AXA/Franklin Templeton Allocation Managed Volatility -A	4/30/2007	5.68	12.54	9.31		3.34
AXA/Franklin Templeton Allocation Managed Volatility -B	4/30/2007	5.58	12.51	9.21		3.17
Lipper Mixed-Asset Target Allocation Growth Funds		7.40	10.84	9.70		5.30
S&P 500 Index		12.98	16.73	14.33		6.64
Barclays Intermediate U.S. Government/Credit Index		3.02	1.99	3.33		4.33
66% VMI - LCC / 17% VMI - Intl / 17% Barclays Intmd U.S. Govt/Credit Index		9.37	13.27	10.96		N/A
AXA/AB Dynamic Moderat Growth - B	2/18/2011	6.73	8.56			6.45
Lipper Alternative Other Funds		3.02	5.75			5.10
S&P 500 Index		12.98	16.73			13.44
Barclays Intermediate U.S. Government Index		2.68	1.20			2.55
40% B Intmd U.S. Govt Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S&P 500 Index / 4% Russell 2000 Index		6.73	9.48			7.63

1455

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Funds	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Moderate Growth-Alt 15	45.13%	$6,180	$78,119	$253,567
All Asset Growth-Alt 20	38.61	78,752	997,512	5,816,686
All Asset Aggressive-Alt 25	71.36	8,091	103,264	358,567
All Asset Aggressive-Alt 50	39.83	1,723	24,337	140,365
All Asset Aggressive-Alt 75	32.92	1,985	29,967	104,772
AXA Ultra Conservative Strategy	11.98	1,209	14,902	29,506
AXA Conservative Strategy	32.25	57,313	706,243	674,867
AXA Conservative Growth Strategy	56.28	195,653	2,410,958	8,983,015
AXA Balanced Strategy	67.40	547,491	6,746,510	24,929,906
AXA Moderate Growth Strategy	75.25	1,328,889	16,375,349	62,291,463
AXA Growth Strategy	81.63	922,154	11,363,327	40,008,131
AXA Aggressive Strategy	85.30	606,734	7,476,532	22,595,344
AXA/Franklin Templeton Allocation Managed Volatility	69.83	—	—	6,448,902
EQ/Low Volatility Global ETF	0.02	—	—	69,050
AXA Global Equity Managed Volatility	76.69	2,788,466	32,183,215	—
AXA International Core Managed Volatility	0.00	3,179,135	42,492,035	—
AXA International Value Managed Volatility	1.06	2,354,956	29,019,154	—
AXA Large Cap Core Managed Volatility	100.00	—	—	38,897,762
AXA Large Cap Growth Managed Volatility	22.62	—	—	18,124,475
AXA Large Cap Value Managed Volatility	100.00	—	—	—
AXA Mid Cap Value Managed Volatility	100.00	—	—	—
AXA Natural Resources	41.49	27,816	437,139	—
AXA SmartBeta Equity	94.52	—	—	19,671
AXA/AB Dynamic Growth	0.97	—	—	31,132
AXA/AB Dynamic Moderate Growth	37.00	—	—	10,256,170
AXA/AB Small Cap Growth	100.00	—	—	207,950,617
AXA/DoubleLine Opportunistic Core Plus Bond	0.06	—	—	—
AXA/Franklin Balanced Managed Volatility	36.67	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	100.00	—	—	—
AXA/Goldman Sachs Strategic Allocation	0.79	—	—	—
AXA/Horizon Small Cap Value	85.53	—	—	5,027,862
AXA/Invesco Strategic Allocation	3.12	—	—	—
AXA/Loomis Sayles Growth	64.46	—	—	127,214
AXA/Lord Abbett Micro Cap	19.58	—	—	10,958,774
AXA/Morgan Stanley Small Cap Growth	0.00	—	21,414	8,625,486
AXA/Mutual Large Cap Equity Managed Volatility	70.40	—	—	—
AXA/Pacific Global Small Cap Value	100.00	—	—	2,081,847
AXA/Templeton Global Equity Managed Volatility	100.00	—	—	—
AXA 500 Managed Volatility	79.66	—	—	54,671,701
AXA 400 Managed Volatility	94.65	—	—	33,540,102
AXA 2000 Managed Volatility	60.31	—	—	85,716,183
AXA International Managed Volatility	0.01	2,474,672	33,904,873	31,830,119
ATM International Managed Volatility	0.00	3,388,113	44,794,863	34,288,488
ATM Large Cap Managed Volatility	15.33	—	—	175,406,823
ATM Mid Cap Managed Volatility	52.84	—	—	24,300,942

1456

Funds	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
ATM Small Cap Managed Volatility	47.47%	$—	$—	$76,906,793
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/Boston Advisors Equity Income	100.00	—	—	64,235,065
EQ/Calvert Socially Responsible	100.00	—	—	13,611,258
EQ/Capital Guardian Research	49.89	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Convertible Securities	24.86	—	—	268,165
EQ/Core Bond Index	0.03	—	—	—
EQ/Energy ETF	0.03	—	—	—
EQ/Emerging Markets Equity PLUS	0.35	—	—	—
EQ/Equity 500 Index	100.00	—	—	77,205,483
EQ/GAMCO Mergers and Acquisitions	21.39	—	—	4,041,262
EQ/GAMCO Small Company Value	100.00	—	—	145,602,414
EQ/Global Bond PLUS	0.00	—	—	220,142
EQ/High Yield Bond	0.06	—	—	—
EQ/Intermediate Government Bond	0.09	—	—	9,030,334
EQ/International Equity Index	0.07	4,024,032	55,876,703	—
EQ/Invesco Comstock	79.76	—	—	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Growth Index	99.52	—	—	107,791,202
EQ/Large Cap Value Index	100.00	—	—	14,349,076
EQ/MFS International Growth	0.04	2,394,297	25,858,774	15,499,943
EQ/Mid Cap Index	100.00	—	—	—
EQ/Money Market	0.00	—	—	—
EQ/Morgan Stanley Mid Cap Growth	0.00	—	—	24,219,945
EQ/Oppenheimer Global	63.38	214,709	2,340,746	—
EQ/PIMCO Global Real Return	0.01	—	—	—
EQ/PIMCO Ultra Short Bond	0.02	—	—	—
EQ/Quality Bond PLUS	0.31	—	—	—
EQ/Real Estate PLUS	0.25	—	—	32,357
EQ/Small Company Index	81.20	—	—	77,626,395
EQ/T. Rowe Price Growth Stock	0.00	—	—	30,075,150
EQ/UBS Growth and Income	65.27	—	—	11,312,521
EQ/Wells Fargo Omega Growth	22.38	—	—	28,098,676
Multimanager Aggressive Equity	100.00	—	—	—
Multimanager Core Bond	1.04	—	—	—
Multimanager Mid Cap Growth	39.25	—	—	14,940,103
Multimanager Mid Cap Value	100.00	—	—	—
Multimanager Technology	99.91	—	—	58,225,793

1457

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	116	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From January 2016 to present	Retired. Prior to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investments Partners.	93	From 2002 to 2005, Director, Bank of America Alternative Advisors From 2005 - present, Director, Liberty All Star, From 2015 - present, Director, Silver Bay Realty Trust.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	93

From 2011 to 2012, Director,

and from 2012 to

present Advisory

Committee Member,

M&T Corporation;

from 2007 to 2011,

Director and member

of the Audit

Committee and

Compensation

Committee,

Wilmington Trust

Corporation; from 2008 to 2010, Advisory Board

member, Northern

Trust Company and

Goldman Sachs

Management Groups. From 2015 to present, Director, Bio Sig Technologies, Inc. From 2015 to present, Director, Wilmington Trusts.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	93	None.
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	93	From 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director, US Life Insurance Company in the City of New York

1459

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1942)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984 to 1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	93	From 1997 to 2012, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	93	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From January 2012 to present	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	93	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012 to present	From July 2010 to December 2012, Executive Vice President, May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	93	From 1997 to 2009, Director, Chair of the Compensation Committee, member of the Audit Committee and member of the Special Committee of Independent Directors, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1460

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman, and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
James Kelly 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable.
Roselle Ibanga 525 Washington Boulevard, Jersey City, New Jersey 07310 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 525 Washington Boulevard, Jersey City, New Jersey 07310 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.

1461

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present

From December 2015 to present, Vice President and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015. Counsel of The Bank of New York Mellon; and from January 2011 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.

Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July, 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President FMG LLC, from September 2010 to present, Senior Director of AXA Equitable
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Joseph Signora 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From December 2015 to present

From October 2015 to present, Vice President of FMG LLC, and Senior Director of AXA Equitable; from July 2014 to October 2015, Deputy CCO, Emerging Global Advisors, LLC; from September 2014 to October 2015, CCO, EGA Emerging Global Shares Trust and EGA Diversified Core Fund; from October 2011 to June 2014, Director of Compliance, Van Eck Associates Corp.; from April 2007 to October 2011, Vice President, Compliance, Artio Global Management, LLC.

Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Espaillat) hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1462

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1463

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2015 were $2,703,505 and for fiscal year 2014 were $1,429,469.

(b)	Audit-Related Fees for fiscal year 2015 were $256,157 and for fiscal year 2014 were $233,906.

(c)	Tax Fees for fiscal year 2015 were $584,869 and for fiscal year 2014 were $1,279,525. Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2015 were $313,486 and for fiscal year 2014 were $68,222.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2015 $7,450,106

For fiscal year 2014 $9,159,713

(h)	The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 3, 2016

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 3, 2016